Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2023, originally filed with the Securities and Exchange Commission on February 29, 2024 (Accession Number 0001683863-24-001054). The sole purpose of this filing is to update the independent auditor opinion for the full schedule of investments included in item 6(a).

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

John Hancock Variable Insurance Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended December 31, 2023.

John Hancock Variable Insurance Trust
500 Index Trust	Science and Technology Trust
American Asset Allocation Trust	Small Cap Index Trust
American Global Growth Trust	Small Cap Opportunities Trust
American Growth Trust	Small Cap Stock Trust
American Growth - Income Trust	Small Cap Value Trust
American International Trust	Small Company Value Trust
Blue Chip Growth Trust	Strategic Equity Allocation Trust
Capital Appreciation Trust	Total Stock Market Index Trust
Capital Appreciation Value Trust
Disciplined Value International Trust	John Hancock Variable Insurance Trust – Bond Trusts
Emerging Markets Value Trust	Active Bond Trust
Equity Income Trust	Core Bond Trust
Financial Industries Trust	High Yield Trust
Fundamental All Cap Core Trust	Investment Quality Bond Trust
Fundamental Large Cap Value Trust	Money Market Trust
Global Equity Trust	Opportunistic Fixed Income Trust
Health Sciences Trust	Select Bond Trust
International Equity Index Trust	Short Term Government Income Trust
International Small Company Trust	Strategic Income Opportunities Trust
Lifestyle Balanced Portfolio	Total Bond Market Trust
Lifestyle Conservative Portfolio	Ultra Short Term Bond Trust
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio	John Hancock Variable Insurance Trust – Managed Volatility Portfolios
Mid Cap Growth Trust	Managed Volatility Balanced Portfolio
Mid Cap Index Trust	Managed Volatility Conservative Portfolio
Mid Value Trust	Managed Volatility Growth Portfolio
Real Estate Securities Trust	Managed Volatility Moderate Portfolio

In addition, the December 31, 2023 annual report for American Funds Insurance Series, which includes master funds in which the Registrant's portfolios invest, is included herein.

JOHN HANCOCK
Variable Insurance Trust
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Annual report
December 31, 2023

John Hancock Variable Insurance Trust
Annual report — Table of contents

Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
500 Index Trust	4	44
American Asset Allocation Trust	5	45
American Global Growth Trust	6	45
American Growth Trust	7	45
American Growth-Income Trust	8	45
American International Trust	9	45
Blue Chip Growth Trust	10	45
Capital Appreciation Trust	11	47
Capital Appreciation Value Trust	12	47
Disciplined Value International Trust	13	53
Emerging Markets Value Trust	14	54
Equity Income Trust	15	56
Financial Industries Trust	16	57
Fundamental All Cap Core Trust	17	57
Fundamental Large Cap Value Trust	18	58
Global Equity Trust	19	59
Health Sciences Trust	20	60
International Equity Index Trust	21	61
Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
International Small Company Trust	22	63
Lifestyle Balanced Portfolio	23	65
Lifestyle Conservative Portfolio	24	65
Lifestyle Growth Portfolio	25	65
Lifestyle Moderate Portfolio	26	65
Mid Cap Growth Trust	27	66
Mid Cap Index Trust	28	67
Mid Value Trust	29	68
Real Estate Securities Trust	30	69
Science & Technology Trust	31	69
Small Cap Index Trust	32	70
Small Cap Opportunities Trust	33	71
Small Cap Stock Trust	34	72
Small Cap Value Trust	35	73
Small Company Value Trust	36	75
Strategic Equity Allocation Trust	37	76
Total Stock Market Index Trust	38	77

2

John Hancock Variable Insurance Trust
Manager's commentary and portfolio performance

Trust performance
In the following pages, we have set forth information regarding the performance of each portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.
Portfolio managers’ commentary
Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2023. The views expressed are those of the portfolio managers as of December 31, 2023, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Please note that the holdings discussed in each portfolio manager's commentary may not have been held by a portfolio for the entire period. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Bloomberg is a registered trademark of Bloomberg LP. Lipper is a registered trademark of Reuters S.A. None of the portfolios are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.
3

500 Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P 500 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	28.1
Financials	12.6
Health care	12.3
Consumer discretionary	10.6
Industrials	8.6
Communication services	8.4
Consumer staples	6.0
Energy	3.8
Real estate	2.4
Materials	2.3
Utilities	2.3
Short-term investments and other	2.6

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, 500 Index Trust Series I shares returned 25.90% and the S&P 500 Index returned 26.29%.
Environment  ►  Following a steep loss in 2022, the broad-based S&P 500 Index rallied sharply in 2023, buoyed by a resilient U.S. economy, easing inflation, better-than-expected corporate earnings, stabilizing interest rates, and an unemployment rate that fell to its lowest level since 1969. Investor enthusiasm around generative artificial intelligence also gave a notable boost to a handful of large technology-related stocks that led the market’s advance. These tailwinds outweighed the negative impact of inflation that stayed stubbornly above the U.S. Federal Reserve’s (Fed’s) target, plus relatively high interest rates and a regional banking crisis last spring. Even the conflict in the Middle East this past October could not derail the market’s charge. A late-period signal from the Fed that it could cut its target interest rate in 2024 propelled stocks to a near-record finish for the year.
Within the S&P 500 Index, the information technology, communication services, and consumer discretionary sectors notably outperformed. Allocation within the communication services, customer discretionary and information technology hurt performance. On the other hand, allocation in healthcare, consumer staples and energy sectors helped performance. Conversely, returns in the defensive utilities, consumer staples and healthcare sectors disappointed investors. Elsewhere, energy stocks stalled as increased production led to lower oil prices.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I	25.90	15.34	11.69	104.08	202.22
500 Index Trust Series II	25.64	15.11	11.47	102.06	196.30
500 Index Trust Series NAV	25.95	15.40	11.75	104.64	203.79
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.55	0.75	0.50
Net (%)	0.30	0.50	0.25
4

American Asset Allocation Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, David A. Daigle, Emme Kozloff, Jin Lee, John R. Queen, Justin Toner

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor).
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)*
Common stocks	64.3
Corporate bonds	11.1
Collateralized mortgage obligations	9.2
U.S. Government and agency obligations	8.3
Asset backed securities	2.1
Foreign government obligations	0.2
Municipal bonds	0.1
Short-term investments and other	4.7
* The weightings represent the holdings of Asset Allocation Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, American Asset Allocation Trust Series I shares returned 13.90% and a blend of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index returned 17.67%.
Environment  ►  U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve (Fed) interest-rate hikes despite market jitters over a major banking crisis and conflicts in Ukraine and the Middle East. The information technology, consumer discretionary, and communication services sectors led as growth stocks significantly outpaced value.
Bond markets also rebounded, rallying on expectations that the Fed, the European Central
Bank, and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.
In the equity, investment selection within the energy and communication services sectors were among the top contributors to returns relative to the S&P 500 Index. Results were helped by holdings in Broadcom, Inc., which saw returns over the period that outpaced the broader equity market as falling interest-rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The portfolio’s lower-than-benchmark holding in Apple, Inc. also detracted.
Overall, the portfolio’s fixed-income investments were additive to returns relative to the Bloomberg U.S. Aggregate Index. Sector and security selection contributed positively to results, while duration and curve positioning detracted. Out-of-benchmark positions within U.S. Treasury Inflation-Protected Securities and high-yield bonds also added to returns.
Effective August 1, 2023, Emme Kozloff was added as a Portfolio Manager of the portfolio.
Effective August 1, 2023, Peter Eliot and Jeffery T. Lager no longer served as Portfolio Managers of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I	13.90	8.80	6.86	52.44	94.20
American Asset Allocation Trust Series II	13.68	8.70	6.75	51.73	92.13
American Asset Allocation Trust Series III	14.23	9.16	7.23	55.02	100.91
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Blended Index	17.67	9.98	8.09	60.93	117.79
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	0.93	1.08	0.58
Net (%)	0.92	1.07	0.57
5

American Global Growth Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Matt Hochstetler, Roz Hongsaranagon, Piyada Phanaphat

INVESTMENT OBJECTIVE & POLICIES  ►   The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Global Growth FundSM, a series of American Funds Insurance Series. Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, Global Growth Fund seeks to invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by its investment advisor, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). Although the master fund focuses on investments in medium to larger capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Information technology	28.0
Health care	17.1
Consumer discretionary	14.9
Financials	11.1
Industrials	8.0
Consumer staples	5.0
Communication services	4.4
Materials	4.3
Energy	3.3
Utilities	0.2
Real estate	0.1
Short-term investments and other	3.6
* The weightings represent the holdings of Global Growth Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, American Global Growth Trust Series I shares returned 22.12% and the MSCI ACWI returned 22.20%.
Environment  ►  Global stocks rallied, bouncing back from the losses of 2022. Stocks advanced in nearly all major developed markets, led by the United States, Europe, and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.
All sectors rose in the portfolio’s benchmark, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence.
Within the portfolio, sector selection in the utilities and financials sectors were among the top contributors to relative returns. Larger-than-index positions in Novo Nordisk A/S and Chipotle Mexican Grill, Inc. were among the top individual contributors to the portfolio. Danish biopharmaceutical firm Novo Nordisk A/S, an innovator in the treatment and management of diabetes and obesity, saw its shares rise on strong financial results and clinical trial outcomes. Meanwhile, Chipotle experienced double-digit revenue growth in 2023, driven by strong earnings and higher operating margin. On the downside, sector selection in health care and stock selection in information technology detracted from relative results. Smaller-than-benchmark weights in Apple, Inc. and Amazon.com, Inc. were among the top individual detractors.
On a geographic basis, stocks of companies domiciled in the United States and Denmark were among the top contributors to results, while stocks of companies based in Germany and Hong Kong were among the top detractors.
Effective August 1, 2023, Piyada Phanaphat was added as a Portfolio Manager of the portfolio.
Effective August 1, 2023, Paul Flynn no longer served as a Portfolio Manager of the portfolio.
Effective January 2, 2024, Matt Hochstetler was added as a Portfolio Manager of the portfolio.
Effective January 2, 2024, Jonathan Knowles no longer served as a Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I	22.12	13.20	9.17	85.88	140.47
American Global Growth Trust Series II	22.02	13.12	9.07	85.22	138.31
American Global Growth Trust Series III	22.55	13.61	9.56	89.23	149.10
MSCI ACWI	22.20	11.72	7.93	74.04	114.40
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until May 1, 2024 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	1.18	1.33	0.83
Net (%)	1.06	1.21	0.71
6

American Growth Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Paul Benjamin, Mark L. Casey, Irfan M. Furniturewala, Anne-Marie Peterson, Andraz Razen, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Growth FundSM, a series of American Funds Insurance Series. Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Growth Fund may also invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the U.S.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Information technology	21.2
Communication services	18.0
Consumer discretionary	15.0
Health care	14.1
Industrials	11.3
Financials	7.6
Energy	4.2
Consumer staples	3.8
Materials	2.4
Utilities	0.7
Real estate	0.4
Short-term investments and other	1.3
* The weightings represent the holdings of Growth Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, American Growth Trust Series I shares returned 37.99% and the S&P 500 Index returned 26.29%.
Environment  ►  U.S. equities advanced amid strong economic growth, moderating inflation, and a slowdown in the pace of U.S. Federal Reserve interest-rate hikes despite market jitters over a major banking crisis and conflicts in Ukraine and the Middle East.
The information technology, consumer discretionary, and communication services sectors led as growth stocks significantly outpaced value.
Stock selection within the communication services and industrials sectors were the top contributors to relative returns. A larger-than-benchmark position in Meta Platforms, Inc. buoyed results as the company adopted a posture of cost cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue.
On the downside, a lower-than-benchmark position in the information technology sector weighed on results and a smaller-than-benchmark position in NVIDIA Corp. detracted from returns.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	37.99	18.24	13.94	131.14	268.61
American Growth Trust Series II	37.88	18.17	13.85	130.40	265.82
American Growth Trust Series III	38.45	18.66	14.33	135.21	281.68
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	0.97	1.12	0.62
Net (%)	0.96	1.11	0.61
7

American Growth-Income Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Charles E. Ellwein, J. Blair Frank, Keiko McKibben, Donald D. O'Neal, William L. Robbins, Carlos A. Schonfeld

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, Growth-Income FundSM, a series of American Funds Insurance Series. Growth-Income Fund invests primarily in common stocks or other securities that Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. Growth-Income Fund is designed for investors seeking both capital appreciation and income.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Information technology	22.6
Industrials	15.7
Health care	12.7
Financials	11.8
Communication services	8.9
Consumer discretionary	8.7
Consumer staples	5.3
Energy	3.4
Utilities	3.3
Materials	2.8
Real estate	1.0
Short-term investments and other	3.8
* The weightings represent the holdings of Growth-Income Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, American Growth-Income Trust Series I shares returned 25.68% and the S&P 500 Index returned 26.29%.
Environment  ►  U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and conflicts in Ukraine and the Middle East.
Within the environment, the information technology, consumer discretionary and communication services sectors led results. A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable, and inflation declined rapidly throughout the year.
Investments within the healthcare and financials sectors were top contributors to the portfolio’s relative returns. Larger-than-benchmark positions in
Broadcom, Inc. and General Electric Company were top individual contributors, as these stocks outpaced the market overall.
On the downside, sector selection in the information technology and consumer discretionary sectors dragged on portfolio returns. Smaller-than-benchmark positions in Apple, Inc. and NVIDIA Corp. detracted from performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	25.68	12.95	10.52	83.82	171.79
American Growth-Income Trust Series II	25.52	12.86	10.41	83.09	169.30
American Growth-Income Trust Series III	26.14	13.34	10.90	87.05	181.44
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	0.91	1.06	0.56
Net (%)	0.90	1.05	0.55
8

American International Trust
Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Nicholas J. Grace, Sung Lee, Renaud H. Samyn, Christopher Thomsen

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, International FundSM, a series of American Funds Insurance Series. International Fund invests primarily in common stocks of companies located outside the United States, including in companies domiciled in emerging markets, that its advisor believes have the potential for growth.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)*
Industrials	17.5
Information technology	14.4
Health care	12.4
Materials	11.8
Consumer discretionary	11.5
Financials	11.4
Energy	7.7
Communication services	4.7
Consumer staples	4.5
Utilities	1.2
Real estate	0.6
Short-term investments and other	2.3
* The weightings represent the holdings of International Fund. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, American International Trust Series I shares returned 15.39% and the MSCI ACWI ex USA Index returned 15.62%.
Environment  ►  Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the United States, Europe, and Japan. Many emerging markets also posted solid gains, particularly Brazil and
India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.
All sectors rose in the portfolio’s benchmark, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence.
Within the portfolio, stock selection within the information technology and consumer discretionary sectors boosted relative returns. Within individual securities, a larger-than-index position in South Korean chipmaker SK Hynix, Inc. was among the top individual contributors.
On the downside, stock selection within the materials and financials sectors dragged on returns. A larger-than-index position in the Canadian mining and metals company First Quantum Minerals, Ltd. was a detractor.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	15.39	4.44	3.02	24.23	34.68
American International Trust Series II	15.23	4.31	2.89	23.48	32.96
American International Trust Series III	15.76	4.81	3.38	26.49	39.49
MSCI ACWI ex USA Index	15.62	7.08	3.83	40.79	45.61
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. The expense ratios reflect the combined fees of the portfolio and the master fund. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series III
Gross (%)	1.17	1.32	0.82
Net (%)	1.16	1.31	0.81
9

Blue Chip Growth Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Paul Greene II

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	41.9
Communication services	15.6
Consumer discretionary	15.1
Health care	12.3
Financials	9.7
Industrials	1.5
Consumer staples	1.4
Materials	0.9
Utilities	0.5
Energy	0.3
Short-term investments and other	0.8

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Blue Chip Growth Trust Series I shares returned 49.56% and the S&P 500 Index returned 26.29%.
Environment  ►  U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and the conflict in the Middle East since early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
The information technology sector was a significant contributor to relative results, driven by an overweight allocation coupled with stock choices. Information technology remains the portfolio’s largest weight. Within the sector, we focus on innovative business models that can take advantage of transformational change. We favor companies with durable business models that address large and growing markets, including semiconductors and semiconductor equipment, public cloud computing, and consumer technology.
Stock selection in the consumer discretionary sector also aided relative returns. Shares of Amazon.com, Inc. gained over the past 12 months thanks to improving profitability in its North American
e-commerce segment and better-than-expected results from Amazon Web Services (AWS) as cloud optimization headwinds begin to abate. Amazon has three businesses (e-commerce, AWS, and advertising) that are each levered to durable secular growth themes.
Security selection and an overweight exposure to the communication services sector further contributed to relative performance. Shares of Meta Platforms, Inc. traded higher over the past 12 months, driven by the company’s continued focus on cost discipline, a rebound in digital ad spending, and improving monetization trends within short form video.
No sectors detracted from relative returns during the period. Stock selection in the consumer staples and energy sectors hurt performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	49.56	13.53	12.34	88.64	220.13
Blue Chip Growth Trust Series II	49.25	13.31	12.12	86.80	213.85
Blue Chip Growth Trust Series NAV	49.59	13.58	12.39	89.06	221.62
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Russell 1000 Growth Index	42.68	19.50	14.86	143.68	299.72
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.83	1.03	0.78
Net (%)	0.82	1.02	0.77
10

Capital Appreciation Trust
Subadvisor: Jennison Associates LLC
Portfolio Managers: Blair A. Boyer, Michael A. Del Balso, Natasha Kuhlkin, CFA, Kathleen A. McCarragher

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	38.7
Consumer discretionary	23.3
Communication services	11.4
Health care	11.3
Financials	7.9
Consumer staples	3.2
Industrials	2.8
Real estate	1.2
Short-term investments and other	0.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Capital Appreciation Trust, Series I shares returned 52.85% and the Russell 1000 Growth Index returned 42.68%.
Environment  ►  The past year has been dominated by the U.S. Federal Reserve’s (Fed’s) historic campaign of interest-rate hikes. The success of this effort to lower inflation—along with clearing of the supply chain, resilient consumer spending, and healthy earnings—have driven the economy’s strong performance. Markets rallied in December after the Fed predicted there could be interest rate cuts in 2024.
The portfolio’s outperformance during the period was largely driven by information technology holdings.
Early this year, we added to the portfolio’s already significant position in NVIDIA Corp., which rose as a broadening set of consumer internet customers adopted NVIDIA platforms for generative artificial intelligence (AI). Other contributors to performance were boosted by specific prospects from generative AI, such as Adobe, Inc., which launched four new generative AI products. Other tech companies benefited from rising demand for cloud services and cybersecurity, such as CrowdStrike Holdings, Inc. Broadcom, Inc. increased as demand for their connectivity products covers multiple facets of technology, including data centers, mobile, AI, cybersecurity, and gaming. Outside the information technology sector, the portfolio saw strong returns from pharmaceutical firms Eli Lilly & Company and Novo Nordisk A/S.
Performance was negatively impacted by UnitedHealth Group, Inc., which was volatile following Medicare funding announcements that were slightly less favorable than expected and concerns about rising utilization and the impact to the company’s margins. Recent portfolio addition Argenx SE experienced two setbacks in drug development. We sold the portfolio’s holdings in this position prior to period end.
Effective March 30, 2023, Rebecca Irwin no longer served as a Portfolio Manager of the portfolio.
Effective January 4, 2024, Spiros “Sig” Segalas no longer served as a Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	52.85	17.98	14.11	128.56	274.24
Capital Appreciation Trust Series II	52.51	17.74	13.87	126.27	266.64
Capital Appreciation Trust Series NAV	52.95	18.07	14.18	129.46	276.47
Russell 1000 Growth Index	42.68	19.50	14.86	143.68	299.72
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.81	1.01	0.76
Net (%)	0.81	1.01	0.76
11

Capital Appreciation Value Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)
Common stocks	61.6
U.S. Government	11.3
Term loans	10.5
Corporate bonds	10.0
Preferred securities	0.2
Asset backed securities	0.1
Short-term investments and other	6.3

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Capital Appreciation Value Trust Series I shares returned 18.18% and the S&P 500 Index returned 26.29%.
Environment  ►  U.S. stocks produced strong gains in 2023, as the equity market rebounded from poor performance in 2022. Thanks in part to generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence (AI), equities climbed the proverbial wall of worry, led by a relatively small group of high-growth, technology-oriented mega-cap companies. Arguably the most significant factor affecting the U.S. economy and the financial markets throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July. Long-term U.S. Treasury yields climbed for much of the year, peaking in late October, before falling sharply in response to weaker-than-expected inflation and labor market data. Equities rallied through year-end—lifting several indexes to their highest levels in about two years—as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
Within equities, the healthcare sector detracted from relative returns due to an overweight exposure. The healthcare sector continues to play a significant role in the portfolio, as we believe certain industries offer compelling, relatively stable growth potential. The utilities sector also weighed on relative returns due to an overweight allocation and stock selection.
Conversely, the consumer staples sector contributed to relative performance due to an underweight allocation. Consumer staples significantly lagged the broader market during the year, as investors favored high-beta and growth factors, as well as companies with near-term benefits from artificial intelligence. The industrials and business services sector also aided relative results due to stock selection.
The portfolio’s covered call strategy detracted from performance on an absolute basis.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Trust Series I	18.18	12.42	10.24	79.57	165.19
Capital Appreciation Value Trust Series II	18.01	12.20	10.03	77.85	159.97
Capital Appreciation Value Trust Series NAV	18.31	12.48	10.30	80.02	166.46
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Blended Index	17.67	9.98	8.09	60.93	117.79
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.94	1.14	0.89
Net (%)	0.93	1.13	0.88
12

Disciplined Value International Trust
Subadvisor: Boston Partners Global Investors, Inc.
Portfolio Managers: Christopher K. Hart, CFA, Joshua M. Jones, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	19.6
Industrials	16.7
Consumer discretionary	14.4
Materials	11.5
Energy	8.0
Information technology	7.6
Consumer staples	7.1
Health care	6.9
Utilities	3.3
Communication services	3.0
Short-term investments and other	1.9

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Disciplined Value International Trust Series I shares returned 19.96% and the MSCI EAFE Index returned 18.24%.
Environment  ►  International equity markets, as represented by the portfolio’s benchmark, posted robust performance for the year. More than half of this performance was delivered during the fourth quarter, when the index posted a strong return on the prospect of central bank rate cuts following evidence that inflation is slowing.
During the year, stock selection and sector allocation both contributed positively versus the index. Stock selection led the relative strength in the information technology, consumer staples, and industrials sectors.
In the information technology sector, positions in Renesas Electronics Corp., STMicroelectronics NV, and Samsung Electronics Company, Ltd. led performance. Renesas Electronics’ shares rose sharply after reporting strong year-over-year profit growth thanks to strong demand for chips, and an announcement of a share buyback plan.  In consumer staples, mega-cap staples lagged in the risk-on environment. As a result, the portfolio benefited from not owning benchmark constituents British American Tobacco PLC, and Diageo PLC. The top contributors in the industrial sector were BAE Systems PLC and Ryanair Holdings PLC. BAE Systems reported better-than-expected results with a strong order backlog. Ryanair shares rose after the budget airline announced its first ever dividend and reporting better-than-expected results.
Conversely, stock selection in the energy and financials sectors detracted from performance. In energy, Cenovus Energy, Inc. was the largest detractor. Cenovus is highly sensitive to the price of oil, which declined sharply during the fourth quarter. In financials, positioning in reinsurance stocks like Everest Group, Ltd. traded lower over concerns that reinsurance pricing will slow as 2023 saw a relatively low level in natural catastrophic events.
Effective December 31, 2023, Joseph F. Feeney, Jr. no longer served as a Portfolio Manager of the portfolio.
Effective January 1, 2024, Soyoun Song was added as a Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Disciplined Value International Trust Series I	19.96	8.42	3.05	49.84	35.02
Disciplined Value International Trust Series II	19.69	8.21	2.84	48.34	32.38
Disciplined Value International Trust Series NAV	20.05	8.47	3.10	50.19	35.71
MSCI EAFE Index	18.24	8.16	4.28	48.05	52.04
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.87	1.07	0.82
Net (%)	0.86	1.06	0.81
13

Emerging Markets Value Trust
Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Jed S. Fogdall, Allen Pu, CFA, PhD, Ethan Wren, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Subadvisor.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	29.9
Materials	14.0
Information technology	12.6
Energy	10.6
Industrials	9.5
Consumer discretionary	9.4
Real estate	3.5
Consumer staples	2.9
Communication services	2.8
Health care	2.6
Utilities	1.4
Short-term investments and other	0.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Emerging Markets Value Trust Series I shares returned 15.19% and the MSCI Emerging Markets Index returned 9.83%.
Environment  ►  Emerging markets had positive performance for the period and outperformed the index, but trailed both the United States and developed ex-U.S. markets.
The portfolio’s focus on value stocks contributed positively to relative performance. Its emphasis on stocks with smaller market capitalizations also contributed positively to relative performance. Within value, the portfolio’s emphasis on stocks with higher profitability also contributed positively to relative performance.
At the sector level, the portfolio’s overweight to the energy sector, due to the focus on value stocks, contributed positively to relative performance as energy outperformed the overall index. Conversely, an underweight to the information technology sector detracted from relative performance as the sector outperformed.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Emerging Markets Value Trust Series I	15.19	5.38	3.01	29.96	34.46
Emerging Markets Value Trust Series II	14.85	5.17	2.84	28.65	32.36
Emerging Markets Value Trust Series NAV	15.15	5.42	3.06	30.21	35.21
MSCI Emerging Markets Index	9.83	3.69	2.66	19.84	30.04
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Series II shares were first offered on May 27, 2015. The performance shown links the performance of Series NAV shares, which have lower expenses than Series II shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.
The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.11	1.31	1.06
Net (%)	1.10	1.30	1.05
14

Equity Income Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: John D. Linehan, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Financials	22.9
Health care	15.7
Industrials	12.8
Information technology	8.9
Energy	8.6
Consumer staples	8.1
Utilities	6.3
Communication services	4.7
Real estate	4.1
Consumer discretionary	3.9
Materials	3.1
Short-term investments and other	0.9

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Equity Income Trust Series I shares returned 9.39% and the Russell 1000 Value Index returned 11.46%.
Environment  ►  The Russell 1000 Value Index posted positive returns during the one-year period. As measured by Russell indexes, growth stocks strongly outperformed value stocks across all market capitalizations, especially among large caps. Within the Russell 1000 Value Index, most sectors posted positive returns. Communication services, information technology, industrials and business services, and consumer discretionary posted the strongest returns.
Within the portfolio, the communication services sector was a significant detractor for the period, due to an underweight allocation and poor stock selection. An underweight to Meta Platforms, Inc. was a notable headwind as the stock rose significantly following a renewed focus toward cost discipline and other idiosyncratic drivers in the beginning of 2023. The company continued to perform well as it experienced a rebound in digital ad spending and improved monetization trends. Meta Platforms was removed from the Russell 1000 Value Index in June when the benchmark was reconstituted and has been pared back in the portfolio.
The consumer discretionary sector also weighed on relative returns owing to negative stock choices. Early in the period, Dr. Ing. h.c. F. Porsche AG benefited from increased deliveries, management focusing on pricing, and optimism around the company’s upcoming electric vehicle launches. Later in the period, shares were impacted as the company reported declining vehicle deliveries in China and as the company leaned on volume to drive revenue growth instead of pricing.
The materials sector further detracted from relative results due to negative stock picks. CF Industries Holdings, Inc., the largest nitrogen fertilizer producer in North America, faced a volatile backdrop for fertilizer demand and pricing throughout the year. Early in the year, weak fertilizer demand impacted shares. The company benefited from improved sentiment around the fertilizer cycle at the midpoint of the year, but fell to weaker levels during the last quarter.
Conversely, stock selection in the industrials sector notably contributed to relative performance. General Electric Company (GE) is a global multi-industrial company operating in three segments: aviation, power, and renewables. Over the year, GE trended upward as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables, and a successful spinoff of its healthcare business.
The energy sector also boosted relative performance due to favorable stock choices. Shares of TotalEnergies SE contributed to relative performance over the period, as shares benefited from the company’s continued strong execution and focus on low-cost production and shareholder-friendly capital allocation policies.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	9.39	11.08	7.82	69.13	112.32
Equity Income Trust Series II	9.26	10.88	7.61	67.57	108.22
Equity Income Trust Series NAV	9.52	11.15	7.88	69.63	113.52
Russell 1000 Value Index	11.46	10.91	8.40	67.79	123.99
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.78	0.98	0.73
Net (%)	0.77	0.97	0.72
15

Financial Industries Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Susan A. Curry, Ryan P. Lentell, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Banks	47.0
Capital markets	21.2
Insurance	19.8
Financial services	4.4
Industrial REITs	2.4
Specialized REITs	1.3
Consumer finance	1.3
Mortgage real estate investment trusts	0.6
Short-term investments and other	2.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Financial Industries Trust Series I shares returned 5.22% and the S&P 500 Financials Index returned 12.15%.
Environment  ►  Following a steep loss in 2022, the broad-based S&P 500 Index rallied sharply in 2023, buoyed by a resilient U.S. economy, easing inflation, better-than-expected corporate earnings, stabilizing interest rates, and an unemployment rate that fell to its lowest level since 1969. Investor enthusiasm around generative artificial intelligence also gave a notable boost to a handful of large technology-related stocks that led the market’s advance. These tailwinds outweighed the negative impact of inflation that stayed stubbornly above the U.S. Federal Reserve’s (Fed’s) target, plus relatively high interest rates and a regional banking crisis last spring. Even the conflict in the Middle East this past October could not derail the market’s charge. A late-period signal from the Fed that it could cut its target interest rate in 2024 propelled stocks to a near-record finish for the year.
The portfolio trailed its benchmark during the period due to underperformance of regional bank holdings, combined with a structural overweight to banks. While there were some individual banks that provided strong relative outperformance such as out-of-benchmark positions, East West Bancorp, Inc., Western Alliance Bancorp, and Popular, Inc., regional banks lagged the benchmark by a noteworthy margin in 2023. Concerns of widespread contagion after the failure of several banks in March caused the group to sell-off. A strong rally in late December closed the gap a bit, but banks still trailed the index for the full year period. An overweight to the industry and an underweight to some of the better performing large cap banks hurt performance.
Stock selection within the insurance industry also detracted from performance. Kinsale Capital Group, Inc., an out-of-benchmark position and a provider of property and casualty insurance services, was a notable detractor. Kinsale underperformed due to deceleration of their gross written premium growth rate.
Strong stock selection in the capital markets industry was a key contributor to performance for the year. Long-term out-of-benchmark holding Ares Management Corp., an alternative asset manager with a focus on private credit, was a strong performer. Two other out-of-benchmark alternative asset managers—KKR & Company, Inc. and Onex Corp.—also had top results. The group was helped by robust asset gathering and a secular trend towards alternative investing. The Charles Schwab Corp., a leader in financial services to both individual and institutional clients, was another relative contributor for the year. The company’s performance in the second half of the year was buoyed by expense savings, easing interest rate expectations, and an improvement to its sweep cash business.
Over the period, we reduced the portfolio’s concentration in bank stocks in favor of other industries within the sector.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	5.22	9.67	7.04	58.64	97.46
Financial Industries Trust Series II	4.98	9.44	6.82	56.97	93.48
Financial Industries Trust Series NAV	5.21	9.70	7.08	58.84	98.26
S&P 500 Financials Index	12.15	11.97	10.05	75.99	160.51
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Lipper Financial Services Index	14.44	12.30	8.71	78.63	130.60
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Financials Index tracks the performance of publicly traded large-cap financial companies in the United States.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.91	1.11	0.86
Net (%)	0.90	1.10	0.85
16

Fundamental All Cap Core Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Emory (Sandy) Sanders, CFA, Jonathan T. White, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	24.3
Consumer discretionary	21.1
Financials	16.9
Communication services	10.3
Health care	6.4
Industrials	6.1
Energy	4.4
Real estate	4.4
Consumer staples	3.7
Materials	1.2
Short-term investments and other	1.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Fundamental All Cap Core Trust Series I shares returned 35.40% and the Russell 3000 Index returned 25.96%.
Environment  ►  U.S. stocks rebounded in 2023, buoyed by a resilient U.S. economy, better-than-expected corporate earnings, and investor enthusiasm around generative artificial intelligence. A late-year signal from the U.S. Federal Reserve that it could cut target interest rates in 2024 fueled added gains. These tailwinds outweighed above-target inflation, a regional banking crisis and war in the Middle East. Although both growth and value stocks rallied, the biggest winners were large-cap growth stocks, notably in the information technology and communication services sectors.
Security selection and a large overweight in the consumer discretionary sector, stock picks in the industrials and financials sectors, and positioning in the information technology sector helped the portfolio outperform.
Top individual contributors included e-commerce giant Amazon.com, Inc., which skyrocketed following strong results in its advertising, public cloud, and e-commerce businesses, the expansion of its artificial intelligence (AI) business and progress reaching internal productivity and profitability measures. Another standout was leading semiconductor company NVIDIA Corp., which surged amid strong demand for chips used in AI. Shares of cloud-based customer relationship management software company Salesforce, Inc. soared, thanks to good revenue growth, benefits from AI, and efforts to improve profitability. The portfolio had overweights in each of these stocks.
Conversely, security selection in the communication services and health care sectors hindered relative performance. Individual detractors included an overweight in biopharmaceuticals company Moderna, Inc., which declined amid waning uptake for COVID-19 vaccines and a lack of investor appreciation for products in development. Having an underweight in software giant Microsoft Corp. hurt, as growth in its cloud-based services and AI business boosted its return. An overweight in First Hawaiian, Inc., parent company of First Hawaiian Bank, detracted due to weak sentiment around regional banks.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I	35.40	18.31	12.26	131.83	217.92
Fundamental All Cap Core Trust Series II	35.10	18.07	12.04	129.50	211.69
Fundamental All Cap Core Trust Series NAV	35.44	18.38	12.32	132.45	219.53
Russell 3000 Index	25.96	15.16	11.48	102.54	196.41
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.76	0.96	0.71
Net (%)	0.76	0.96	0.71
17

Fundamental Large Cap Value Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible, and preferred securities and their equivalents.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	20.7
Health care	15.4
Industrials	13.6
Information technology	12.2
Consumer staples	7.9
Communication services	7.8
Consumer discretionary	7.4
Energy	6.8
Real estate	3.5
Materials	2.2
Short-term investments and other	2.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Fundamental Large Cap Value Trust Series I shares returned 23.45% and the Russell 1000 Value Index returned 11.46%.
Environment  ►  U.S. stocks rallied in 2023, buoyed by a resilient U.S. economy, easing inflation, better-than-expected corporate earnings, and enthusiasm around generative artificial intelligence. A late-year signal from the U.S. Federal Reserve that it could cut its target interest rate in 2024 fueled added gains. These tailwinds outweighed above-target inflation, a regional banking crisis and conflict in the Middle East. Large-cap growth stocks, notably in the information technology and communication services sectors, led the market’s advance.
Security selection and an overweight in the information technology sector, plus stock picks in the industrials, financials, consumer discretionary, communication services, and consumer staples sectors helped the portfolio outperform its benchmark.
Top individual contributors included private equity firm KKR & Company, Inc., which surged as lower interest rates helped capital markets activity and the company improved its reporting. In the consumer discretionary sector, U.S. homebuilder Lennar Corp. benefited as lower interest rates made mortgage loans more affordable, bolstering the outlook for new home construction. In the industrials sector, equipment rental company United Rentals, Inc., gained from the economy’s resilience, lower interest rates boosting industrial activity, and strong execution by management.
Conversely, stock picks in the real estate sector hindered relative performance. Notable individual detractors were managed care stock Elevance Health, Inc., which declined as investors rotated away from defensive sectors, and biopharmaceuticals stock Moderna, Inc., which declined as demand for COVID-19 vaccines waned. Elsewhere, aerospace and defense contractor RTX Corp. (formerly Raytheon Technologies) was pressured by news of a massive engine recall.
Each of these contributors and detractors was an overweight.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Trust Series I	23.45	17.57	10.18	124.62	163.74
Fundamental Large Cap Value Trust Series II	23.22	17.35	9.97	122.51	158.61
Fundamental Large Cap Value Trust Series NAV	23.49	17.64	10.24	125.28	165.14
Russell 1000 Value Index	11.46	10.91	8.40	67.79	123.99
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.78	0.98	0.73
Net (%)	0.77	0.97	0.72
18

Global Equity Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Paul Boyne, Stephen Hermsdorf, Edward Ritchie, ASIP, Felicity Smith

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	20.9
Financials	16.4
Industrials	13.3
Health care	9.7
Consumer discretionary	8.4
Consumer staples	7.7
Materials	7.4
Communication services	5.9
Energy	5.5
Utilities	2.0
Real estate	1.1
Short-term investments and other	1.7

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Global Equity Trust Series I shares returned 20.09% and the MSCI World Index returned 23.79%.
Environment  ►  Global equities delivered robust gains in 2023. Investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed the pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December.
Much of the return for the major world indexes came from a narrow group of mega-cap U.S. technology stocks. The European markets also outperformed, as the conflict in Ukraine had less of an impact on economic growth than investors had anticipated. On the other hand, the emerging markets lagged.
Although a number of countries in the asset class posted strong returns, China’s sizable underperformance depressed headline index results.
The portfolio posted a positive return but underperformed its benchmark. Growth’s dramatic leadership over value, a traditional headwind, supported the portfolio’s relative underperformance. Specifically, stock selection in the United States as well as within the information technology, consumer discretionary, and communication services sectors were the largest drivers of underperformance. Overweight exposures to Europe (ex-United Kingdom) and within the materials and consumer staples sectors as well as underweight exposures to North America and within the consumer discretionary sector added to the relative losses. Among the largest individual detractors included FMC Corp., Amcor PLC, and Philip Morris International, Inc. We sold the portfolio's holdings in FMC Corp. prior to period end.
Offsetting a portion of the relative underperformance was stock selection in Europe as well as within the utilities, financials, and consumer staples sectors. Underweight exposures to Asia (ex-Japan) and to the healthcare sector also helped mitigate a portion of the relative losses. Among the largest individual contributors included CRH PLC, Alphabet Inc., Class A, and Microsoft Corp.
Among the largest increases within the portfolio during the period included the new purchases of healthcare company Elevance Health, Inc. and industrials company Cie de Saint-Gobain SA. Among the largest decreases within the portfolio during the period included the sale of healthcare company Johnson & Johnson and reductions to the information technology company Oracle Corp.
Effective March 31, 2023, Uday Chatterjee no longer served as a Portfolio Manager of the portfolio.
Effective November 30, 2023, Edward Ritchie, ASIP was added as a Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Global Equity Trust Series I	20.09	8.94	4.52	53.46	55.64
Global Equity Trust Series II	19.81	8.72	4.31	51.90	52.50
Global Equity Trust Series NAV	20.17	8.99	4.58	53.82	56.46
MSCI World Index	23.79	12.80	8.60	82.65	128.25
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.94	1.14	0.89
Net (%)	0.93	1.13	0.88
19

Health Sciences Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri, MD, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Biotechnology	30.3
Health care providers and services	19.9
Pharmaceuticals	17.9
Health care equipment and supplies	16.1
Life sciences tools and services	13.4
Health care technology	0.7
Insurance	0.1
Short-term investments and other	1.6

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Health Sciences Trust Series I shares returned 4.25% and the Lipper Health/Biotechnology Funds Index returned 5.24%, and the S&P 500 Index returned 26.29%.
Environment  ►  U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and the conflict in the Middle east since early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
Stock selection to the pharmaceuticals subsector, particularly a larger exposure to managed care companies such as out-of-benchmark position, Merck & Company, Inc. and Pfizer, Inc., hindered relative returns. Merck and Pfizer underperformed during the period. Despite posting solid quarterly results with revenue beats from its oncology treatment, Keytruda, and human papillomavirus vaccine, Gardasil, Merck shares traded lower due to concerns around its revenue growth drivers remaining concentrated in a few assets. We sold the portfolio’s holdings in Pfizer, Inc. prior to period end.
Conversely, favorable stock selection in the products and devices industry contributed to relative returns. Shares of Intuitive Surgical, Inc. traded higher after the company reported results that showed a broad acceleration in procedure volumes, with management citing strength in general surgery in the U.S. and non-urology growth outside the U.S. The company increased its procedure growth guidance, and systems placements were also higher than expected.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	4.25	10.52	10.89	64.87	181.20
Health Sciences Trust Series II	4.02	10.29	10.67	63.15	175.57
Health Sciences Trust Series NAV	4.26	10.56	10.94	65.18	182.48
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Lipper Health/Biotechnology Index	5.24	9.08	9.63	54.43	150.81
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Health/Biotechnology Index tracks the largest mutual funds within the health biotechnology category.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.05	1.25	1.00
Net (%)	1.04	1.24	0.99
20

International Equity Index Trust
Subadvisor: SSGA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	20.1
Industrials	13.0
Information technology	12.0
Consumer discretionary	11.2
Health care	9.0
Consumer staples	7.8
Materials	7.8
Energy	5.4
Communication services	5.0
Utilities	3.1
Real estate	2.0
Short-term investments and other	3.6

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, International Equity Index Trust Series I shares returned 15.36% and the MSCI ACWI ex USA Index returned 15.62%.
Environment  ►  The global economy proved more resilient than expected in the first quarter of 2023. Economic activity rose across advanced economies. Global equities ended the quarter on a positive note, with developed-market equities outperforming emerging-market equities. Risk assets rallied in the second quarter. Global equities advanced with both developed and emerging markets returning positive.
Risk assets ended the third quarter down amid higher interest rates and risk of financial instability in China. Global equity markets hit 2023 highs in July, as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. By September, investors were further spooked by the prospects of the high interest rates regime persisting.
A volatile 2023 ended on a cautiously positive note during the fourth quarter, as developed market central banks reached the end of their tightening cycle and signaled that some relief on rates was not too far off. Developed markets registered double-digit gains and outperformed emerging markets. Global equity markets ended 2023 with a rally, as recession concerns eased. Inflation appeared to be cooling, giving way to rate-cut expectations, in stark contrast to the higher for longer sentiment that investors took upon earlier in the year.
The portfolio posted a positive return but underperformed its benchmark. The portfolio used index futures contracts in order to obtain equity exposure for cash and dividend receivable balances during the reporting period. Its use of futures helped it track the index and didn’t contribute materially to performance relative to the index.
On an individual security level, the top positive contributors to performance were Taiwan Semiconductor Manufacturing Company, Ltd., Novo Nordisk A/S, and ASML Holding NV. Meituan, JD.com, Inc., and AIA Group, Ltd detracted the most.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust Series I	15.36	6.90	3.65	39.59	43.09
International Equity Index Trust Series II	15.18	6.70	3.45	38.28	40.32
International Equity Index Trust Series NAV	15.42	6.97	3.71	40.04	43.92
MSCI ACWI ex USA Index	15.62	7.08	3.83	40.79	45.61
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI All Country World (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.67	0.87	0.62
Net (%)	0.39	0.59	0.34
21

International Small Company Trust
Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Jed S. Fogdall, Arun Keswani, CFA, Joel P. Schneider

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Industrials	24.4
Financials	13.2
Consumer discretionary	12.6
Materials	11.6
Information technology	9.9
Consumer staples	5.8
Energy	5.3
Health care	5.0
Real estate	4.6
Communication services	3.6
Utilities	2.8
Short-term investments and other	1.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, International Small Company Trust Series I shares returned 13.44%, and the MSCI World ex USA Small Cap Index returned 12.62%.
Environment  ►  Developed ex-U.S. markets had positive performance for the period, trailing the U.S. market but outperforming emerging markets.
The portfolio's underweight in stocks with the lowest profitability and highest relative prices contributed positively to relative performance, as these stocks underperformed over the period. At the sector level, its exclusion of REITs also contributed positively to relative performance, as these stocks underperformed over the period. Conversely, differences in small cap definitions by country resulted in a lower weight to Sweden and detracted from relative performance, as these stocks outperformed.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
International Small Company Trust Series I	13.44	7.00	4.21	40.26	50.99
International Small Company Trust Series II	13.33	6.80	4.01	38.97	48.10
International Small Company Trust Series NAV	13.59	7.06	4.27	40.67	51.96
MSCI World ex-USA Small Cap Index	12.62	7.05	4.63	40.59	57.17
MSCI EAFE Small Cap Index	13.16	6.58	4.80	37.50	59.84
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The MSCI World ex USA Small Cap Index tracks the performance of publicly traded small-cap stocks of developed-market companies, excluding the United States.
The MSCI Europe, Australasia, and Far East (EAFE) Small Cap Index tracks the performance of publicly traded small-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.07	1.27	1.02
Net (%)	1.07	1.27	1.02
22

Lifestyle Balanced Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, David Kobuszewski, CFA, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Equity	50.2
Fixed income	49.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Lifestyle Balanced Portfolio Series I shares returned 13.74% and the Blended Index returned 14.37%.
Environment  ►  Despite elevated and persistent worries about a wide range of macroeconomic issues, the financial markets posted strong gains in 2023. Global equities performed particularly well as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed their pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December on anticipation of a soft landing for the economy. On the other hand, the value style and small- to mid-sized companies delivered positive returns but didn’t keep pace with the overall U.S. market.
After providing lackluster returns for most of 2023, the fixed-income markets surged in the fourth quarter on the improving interest-rate outlook. The credit-oriented areas of the market—investment-grade corporates, high-yield bonds, senior loans, and emerging-market debt—outperformed government issues due to their lower degree of interest-rate sensitivity and a larger contribution from income.
The portfolio posted a gain and trailed its blended benchmark. The portfolio’s underweight to large-cap equities and overweight to international equities played a role it is underperformance, while manager’s performance in fixed income was a contributor.
Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Portfolio Series I	13.74	6.91	5.37	39.64	68.72
Lifestyle Balanced Portfolio Series II	13.50	6.70	5.15	38.32	65.30
Lifestyle Balanced Portfolio Series NAV	13.72	6.96	5.41	40.02	69.38
Morningstar U.S. Moderate Target Allocation Index	16.75	8.84	6.93	52.75	95.34
Blended Index	14.37	7.29	5.77	42.17	75.26
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 35% Russell 3000 Index, 15% MSCI EAFE Index, and 50% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.68	0.88	0.63
Net (%)	0.68	0.88	0.63
23

Lifestyle Conservative Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, David Kobuszewski, CFA, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income with some consideration given to growth of capital. The trust operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Fixed income	80.0
Equity	20.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Lifestyle Conservative Portfolio Series I shares returned 9.12% and the Blended Index returned 9.01%.
Environment  ►  Despite elevated and persistent worries about a wide range of macroeconomic issues, the financial markets posted strong gains in 2023. Global equities performed particularly well as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed their pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December on anticipation of a soft landing for the economy. On the other hand, the value style and small- to mid-sized companies delivered positive returns but didn’t keep pace with the overall U.S. market.
After providing lackluster returns for most of 2023, the fixed-income markets surged in the fourth quarter on the improving interest-rate outlook. The credit-oriented areas of the market — investment-grade corporates, high-yield bonds, senior loans, and emerging-market debt — outperformed government issues due to their lower degree of interest-rate sensitivity and a larger contribution from income.
The portfolio’s selection in fixed income was a contributor, while its overweights to U.S. small- and mid-cap equities were detractors.
During the period, we increased the portfolio’s exposure to U.S. large caps and decreased its exposure to international developed equities and U.S. mid caps.
Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Portfolio Series I	9.12	3.62	3.29	19.47	38.24
Lifestyle Conservative Portfolio Series II	8.90	3.42	3.09	18.29	35.61
Lifestyle Conservative Portfolio Series NAV	9.18	3.68	3.34	19.78	38.96
Morningstar U.S. Conservative Target Allocation Index	10.07	4.03	3.71	21.85	44.01
Blended Index	9.01	3.62	3.44	19.45	40.22
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 14% Russell 3000 Index, 6% MSCI EAFE Index, and 80% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.73	0.93	0.68
Net (%)	0.70	0.90	0.65
24

Lifestyle Growth Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, David Kobuszewski, CFA, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Current income is also a consideration. The trust operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Equity	70.7
Fixed income	29.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Lifestyle Growth Portfolio Series I shares returned 17.00% and the Blended Index returned 18.03%.
Environment  ►  Despite elevated and persistent worries about a wide range of macroeconomic issues, the financial markets posted strong gains in 2023. Global equities performed particularly well as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed their pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December on anticipation of a soft landing for the economy. On the other hand, the value style and small- to mid-sized companies delivered positive returns but didn’t keep pace with the overall U.S. market.
After providing lackluster returns for most of 2023, the fixed-income markets surged in the fourth quarter on the improving interest-rate outlook. The credit-oriented areas of the market — investment-grade corporates, high-yield bonds, senior loans, and emerging-market debt — outperformed government issues due to their lower degree of interest-rate sensitivity and a larger contribution from income.
The portfolio’s overweight to U.S. small and mid cap, and selection in emerging-market equities detracted, while its selection in fixed income contributed.
During the period, we increased the portfolio’s exposure to U.S. core bonds and international developed equities and decreased its exposure to U.S. large-cap equities.
Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Portfolio Series I	17.00	9.09	6.72	54.49	91.54
Lifestyle Growth Portfolio Series II	16.67	8.86	6.49	52.86	87.61
Lifestyle Growth Portfolio Series NAV	16.97	9.14	6.77	54.88	92.52
Morningstar U.S. Moderately Aggressive Target Allocation Index	19.46	10.61	7.97	65.57	115.39
Blended Index	18.03	9.66	7.25	58.60	101.33
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 49% Russell 3000 Index, 21% MSCI EAFE Index and 30% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.67	0.87	0.62
Net (%)	0.67	0.87	0.62
25

Lifestyle Moderate Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, David Kobuszewski, CFA, Robert Sykes, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Asset Allocation (% of net assets)
Fixed income	59.9
Equity	40.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Lifestyle Moderate Portfolio Series I shares returned 12.15% and the Blended Index returned 12.57%.
Environment  ►  Despite elevated and persistent worries about a wide range of macroeconomic issues, the financial markets posted strong gains in 2023. Global equities performed particularly well as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed their pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December on anticipation of a soft landing for the economy. On the other hand, the value style and small- to mid-sized companies delivered positive returns but didn’t keep pace with the overall U.S. market.
After providing lackluster returns for most of 2023, the fixed-income markets surged in the fourth quarter on the improving interest-rate outlook. The credit-oriented areas of the market— investment-grade corporates, high-yield bonds, senior loans, and emerging-market debt— outperformed government issues due to their lower degree of interest-rate sensitivity and a larger contribution from income.
The portfolio’s overweight to U.S. small- and mid-cap, and selection in emerging-market equities detracted, while its selection in fixed income contributed.
During the period, we increased the portfolio’s exposure to U.S. large-cap equities and decreased its exposure to international equity and U.S. mid caps.
Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added as portfolio managers of the portfolio as of January 1, 2023.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Portfolio Series I	12.15	5.81	4.67	32.60	57.90
Lifestyle Moderate Portfolio Series II	11.91	5.59	4.46	31.26	54.71
Lifestyle Moderate Portfolio Series NAV	12.21	5.86	4.73	32.94	58.70
Morningstar U.S. Moderately Conservative Target Allocation Index	13.04	6.12	5.09	34.57	64.28
Blended Index	12.57	6.08	5.01	34.34	63.03
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 28% Russell 3000 Index, 12% MSCI EAFE Index, and 60% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.70	0.90	0.65
Net (%)	0.69	0.89	0.64
26

Mid Cap Growth Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Health care	21.8
Information technology	20.5
Consumer discretionary	13.9
Industrials	11.0
Financials	10.0
Communication services	9.6
Energy	4.0
Consumer staples	3.8
Real estate	1.4
Materials	1.2
Utilities	0.9
Short-term investments and other	1.9

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Mid Cap Growth Trust Series I shares returned 18.71% and the Russell Midcap Growth Index returned 25.87%.
Environment  ►  U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady GDP growth. The collapse of few regional banks in early 2023 prompted policy actions by federal regulators, which helped stabilize liquidity and lessen the potential for broader contagion. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, raising interest rates by 25 basis points in February, March, May and July. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period, but economic data later indicated healthy momentum in the U.S. economy. In the fourth quarter, gains broadened beyond those of a few technology stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its higher-for-longer policy stance in December, sending U.S. Treasury yields lower and driving stocks higher.
Stock selection was the primary driver of relative underperformance during the period. Weak selection in the information technology and health care sectors was partially offset by favorable selection in consumer staples and financials.
Sector allocation also detracted from relative performance. An underweight to information technology and overweight to health care drove the negative allocation effect, while an underweight to real estate and overweight to consumer discretionary partially offset results.
Top relative detractors included SolarEdge Technologies, Inc., an energy technology provider, and Paycom Software, Inc., a cloud-based software solutions company focused on human capital management. We eliminated both positions by the end of the period.
Top relative contributors included Spotify Technology SA, a digital music service company, and Workday, Inc., an enterprise cloud application company focused on finance and human resources. We continued to hold both positions as of the end of the period.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Mid Cap Growth Trust Series I	18.71	12.32	9.73	78.73	153.10
Mid Cap Growth Trust Series II	18.63	12.11	9.52	77.09	148.33
Mid Cap Growth Trust Series NAV	18.87	12.39	9.79	79.36	154.58
Russell Midcap Growth Index	25.87	13.81	10.57	90.98	173.13
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell Midcap Growth Index tracks the performance of publicly traded mid-cap companies with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.94	1.14	0.89
Net (%)	0.94	1.14	0.89
27

Mid Cap Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P MidCap 400 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Industrials	20.5
Financials	15.6
Consumer discretionary	15.3
Information technology	9.3
Real estate	7.8
Health care	7.5
Materials	7.0
Energy	4.9
Consumer staples	4.0
Utilities	3.1
Communication services	1.7
Short-term investments and other	3.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Mid Cap Index Trust Series I shares returned 16.01% and the S&P MidCap 400 Index returned 16.44%.
Environment  ►  Following a steep loss in 2022, the broad-based S&P 500 Index rallied sharply in 2023, buoyed by a resilient U.S. economy, easing inflation, better-than-expected corporate earnings, stabilizing interest rates and an unemployment rate that fell to its lowest level since 1969. Investor enthusiasm around generative artificial intelligence also gave a notable boost to a handful of large technology-related stocks that led the market’s advance. These tailwinds outweighed the negative impact of inflation that stayed stubbornly above the U.S. Federal Reserve’s (Fed’s) target, plus relatively high interest rates and a regional banking crisis last spring. Even the conflict in the Middle East this past October could not derail the market’s charge. A late-period signal from the Fed that it could cut its target interest rate in 2024 propelled stocks to a near-record finish for the year.
The portfolio had a positive return, slightly underperformed its benchmark. Key contributors for the period included selections in the financial, industrial, and communication service sectors. Security allocation among consumer discretionary, and industrial sectors hurt performance. Future contracts held contributed to performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	16.01	12.14	8.81	77.35	132.66
Mid Cap Index Trust Series II	15.73	11.93	8.59	75.67	128.00
Mid Cap Index Trust Series NAV	16.00	12.20	8.86	77.80	133.70
S&P MidCap 400 Index	16.44	12.62	9.27	81.15	142.76
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P MidCap 400 Index tracks the performance of 400 mid-cap publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.56	0.76	0.51
Net (%)	0.45	0.65	0.40
28

Mid Value Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Vincent DeAugustino, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Industrials	16.8
Financials	16.8
Information technology	11.2
Health care	9.9
Consumer discretionary	8.3
Real estate	6.8
Materials	6.3
Energy	6.1
Utilities	6.0
Consumer staples	5.7
Communication services	2.8
Short-term investments and other	3.3

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Mid Value Trust Series I shares returned 18.52% and the Russell Midcap Value Index returned 12.71%.
Environment  ►  U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
The energy sector notably contributed to relative performance owing to positive stock selection. The portfolio’s position in oil and gas company TechnipFMC PLC added value on the resurgence of offshore investment and activity.
The financials sector also boosted relative results, owing to favorable stock picks. Apollo Global Management, Inc., one of the largest alternative asset managers, contributed to relative performance over the period. Shares finished higher as the company benefited from increased demand for its annuity offerings which, in turn, led to record inflows that lifted both spread-related earnings and management fees.
Information technology was another area of relative strength, driven by favorable stock selection.
On the contrary, weak stock selection in consumer discretionary hindered relative results. A position in Advance Auto Parts, Inc. detracted from relative performance over the year. Shares finished lower following a sharp sell-off in May as the company delivered dismal quarterly results that included topline and bottom-line misses as higher-than-expected costs, inflationary pressures, and supply chain issues weighed on the auto parts provider.
Another area of relative weakness was consumer staples, where an overweight allocation weighed on relative returns. Flowers Foods, Inc., the country’s second-largest baker, weighed on relative results. The company delivered poor quarterly results in May. Later in the year, revenue figures again fell short of consensus estimates and management ultimately guided down the full-year sales outlook due to the company losing market share across mass channel stores.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	18.52	13.06	9.29	84.74	143.13
Mid Value Trust Series II	18.25	12.80	9.06	82.60	138.15
Mid Value Trust Series NAV	18.65	13.09	9.35	84.99	144.35
Russell Midcap Value Index	12.71	11.16	8.26	69.71	121.22
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell Midcap Value Index tracks the performance of publicly traded mid-cap companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.00	1.20	0.95
Net (%)	0.99	1.19	0.94
29

Real Estate Securities Trust
Subadvisor: Wellington Management Company LLP
Portfolio Manager: Bradford D. Stoesser

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Industry Composition (% of net assets)
Specialized REITs	28.0
Industrial REITs	16.3
Residential REITs	14.4
Retail REITs	12.4
Health care REITs	8.1
Real estate management and development	5.7
Office REITs	4.2
Diversified REITs	4.1
Hotels, restaurants and leisure	2.0
Hotel and resort REITs	2.0
Health care providers and services	1.0
Household durables	0.8
Short-term investments and other	1.0

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Real Estate Securities Trust Series I returned 13.02% and the Dow Jones U.S. Select REIT Index returned 13.96%.
Environment  ►  U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady GDP growth. The collapse of several banks in early 2023 prompted policy actions by federal regulators, which helped stabilize liquidity and lessen the potential for broader contagion. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening with the last rate increase in July 2023.
U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period, but economic data later indicated healthy momentum in the U.S. economy. In the fourth quarter, gains broadened beyond those of the few technology stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its higher-for-longer policy stance in December, sending U.S. Treasury yields lower and driving stocks higher.
Sector allocation was the primary driver of relative underperformance during the period, driven by overweight to real estate services. Underweights to office and specialty finance offset results.
Stock selection contributed to relative performance, driven by strong selection in office and healthcare real estate; however, the weak selection in multifamily and real estate technology slightly offset these contributions.
The top relative detractors during the period included an underweight to Digital Realty Trust, Inc. and an overweight to AvalonBay Communities, Inc. We continued to hold both names as of the end of the period.
The top relative contributors included not holding Realty Income Corp. and an out-of-benchmark position in Iron Mountain, Inc. We continued to hold Iron Mountain at the end of the period.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	13.02	7.69	7.94	44.81	114.77
Real Estate Securities Trust Series II	12.80	7.47	7.73	43.35	110.64
Real Estate Securities Trust Series NAV	13.06	7.74	8.00	45.16	115.81
Dow Jones U.S. Select REIT Index	13.96	6.12	7.00	34.59	96.79
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded real estate investment trusts (REITs) and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.81	1.01	0.76
Net (%)	0.80	1.00	0.75
30

Science & Technology Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Managers: Ken Allen, Anthony Wang

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	81.3
Communication services	13.6
Financials	1.8
Consumer discretionary	1.0
Industrials	0.8
Consumer staples	0.2
Short-term investments and other	1.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Science & Technology Trust Series I shares returned 54.68% and the Lipper Science and Technology Index returned 45.78%.
Environment  ►  U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about Congress and U.S. President Biden agreeing to raise the debt ceiling. Geopolitical concerns stemming from the ongoing Russian invasion of Ukraine, Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be interest rate cuts in 2024.
An underweight allocation and stock selection in the financial services industry contributed to relative performance. Avoiding payment-related names like PayPal Holdings, Inc., which saw negative returns during the year, supported relative results. An underweight allocation to the healthcare sector and favorable stock selection in the software industry also contributed to relative returns.
On the other end of the spectrum, stock selection in the internet industry hindered relative returns, which was partially offset by an overweight allocation. Shares of Zalando SE, a leading online fashion and lifestyle retailer, trended lower over the course of 2023. The company faced several challenges, including intense competition from both established and emerging e-commerce players, shifts in consumer spending due to economic uncertainties, and supply chain disruptions.
Effective October 1, 2023, Anthony Wang was added as a Portfolio Manager of the portfolio.
Effective January 1, 2024, Ken Allen no longer served as a Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	54.68	18.61	15.70	134.73	329.84
Science & Technology Trust Series II	54.37	18.38	15.48	132.50	321.64
Science & Technology Trust Series NAV	54.73	18.67	15.76	135.30	331.99
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Lipper Science and Technology Index	45.78	18.27	14.82	131.38	298.15
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.05	1.25	1.00
Net (%)	1.04	1.24	0.99
31

Small Cap Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the Subadvisor believes as a group will behave in a manner similar to the Russell 2000 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	16.5
Industrials	16.4
Health care	14.9
Information technology	13.1
Consumer discretionary	10.6
Energy	6.6
Real estate	6.0
Materials	4.3
Consumer staples	3.3
Utilities	2.6
Communication services	2.2
Short-term investments and other	3.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Small Cap Index Trust Series I shares returned 16.49% and the Russell 2000 Index returned 16.93%.
Environment  ►  Following a steep loss in 2022, the broad-based S&P 500 Index rallied sharply in 2023, buoyed by a resilient U.S. economy, easing inflation, better-than-expected corporate earnings, stabilizing interest rates and an unemployment rate that fell to its lowest level since 1969. Investor enthusiasm around generative artificial intelligence also gave a notable boost to a handful of large technology-related stocks that led the market’s advance. These tailwinds outweighed the negative impact of inflation that stayed stubbornly above the U.S. Federal Reserve’s (Fed’s) target, plus relatively high interest rates and a regional banking crisis last spring. Even the conflict in the Middle East this past October could not derail the market’s charge. A late-period signal from the Fed that it could cut its target interest rate in 2024 propelled stocks to a near-record finish for the year.
The portfolio had a positive return, but slightly underperformed its benchmark. Key contributors for the period included selections in the real estate. Underweight allocations in industrial and information technology sectors hurt performance. Future contracts held contributed to performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	16.49	9.56	6.80	57.86	93.10
Small Cap Index Trust Series II	16.22	9.33	6.59	56.20	89.27
Small Cap Index Trust Series NAV	16.52	9.60	6.85	58.15	94.04
Russell 2000 Index	16.93	9.97	7.16	60.85	99.59
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.58	0.78	0.53
Net (%)	0.53	0.73	0.48
32

Small Cap Opportunities Trust
Subadvisors: Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Portfolio Managers: Jed S. Fogdall, Marc C. Leblond, Joel P. Schneider, Joseph C. Craigen, CFA, Daniel L. Miller, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Financials	21.1
Industrials	18.3
Consumer discretionary	15.8
Health care	11.2
Information technology	11.0
Energy	7.9
Materials	7.0
Consumer staples	2.5
Communication services	1.9
Real estate	1.7
Utilities	0.3
Short-term investments and other	1.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Small Cap Opportunities Trust Series I shares returned 18.05% and the Russell 2000 Value Index returned 14.65%.
Environment  ►  2023 provided attractive returns for U.S. equity investors across the major asset classes. In the first 10 months of the year, macro issues—including rising interest rates, recession fears, declining earnings and the outbreak of armed conflict in the Middle East—buffeted U.S. equities and created a very narrow market led by a number of information technology stocks. In late October, slowing economic growth, disinflation and peaking interest rates prompted a switch to a risk-on investor sentiment that helped broaden the market recovery to include small cap stocks and lower quality equities.
Dimensional Fund Advisors LP  ►  The trust's emphasis on stocks with higher profitability contributed positively to relative performance. At the sector level, its exclusion of REITs and highly regulated utilities also contributed positively to relative performance, as these stocks underperformed over the period. Selection in consumer discretionary also contributed.
GW&K Investment Management, LLC  ►  Good contributions from a few sectors were more than offset by underperformance in the information technology and healthcare sectors. Information technology service provider Thoughtworks Holding, Inc. experienced slowing demand and reduction in earnings expectations. Outperformance from CyberArk Software, Ltd. (out-of benchmark position), MACOM Technology Solutions Holdings, Inc., and AppFolio, Inc. offset some of the sector weakness.
Health care sector was a source of weakness as Arcutis Biotherapeutics, Inc. sold off on an equity offering, BioCryst Pharmaceuticals, Inc. declined on a data read out from a competitive therapy and Travere Therapeutics, Inc. reported a disappointing clinical outcome. Crinetics Pharmaceuticals, Inc., Medpace Holdings, Inc., and Intra-Cellular Therapies, Inc. were notable outperformers.
Positioning within consumer discretionary sector contributed to performance, out-of-benchmark position TopBuild Corp. was the standout performer as the demand for insulation and building products remained robust. Out-of-benchmark position, Lithia Motors, Inc. continued to see strong auto sales. In the materials sector, specialty chemical positions Quaker Chemical Corp., Avient Corp. and Balchem Corp. navigated the challenging operating environment well and outperformed their peer group. Also, stock selection within the financials sector contributed to performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	18.05	13.93	7.86	91.99	113.11
Small Cap Opportunities Trust Series II	17.83	13.70	7.64	90.06	108.86
Small Cap Opportunities Trust Series NAV	18.12	13.99	7.92	92.44	114.20
Russell 2000 Index	16.93	9.97	7.16	60.85	99.59
Russell 2000 Value Index	14.65	10.00	6.76	61.05	92.26
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.15	1.35	1.10
Net (%)	0.89	1.09	0.84
33

Small Cap Stock Trust
Subadvisor: Wellington Management Company LLP
Portfolio Manager: Ranjit Ramachandran, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Health care	23.0
Industrials	22.8
Information technology	17.3
Consumer discretionary	12.5
Energy	5.0
Financials	4.8
Consumer staples	4.7
Communication services	3.5
Materials	3.1
Real estate	3.0
Short-term investments and other	0.3

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, the Small Cap Stock Trust Series I shares returned 16.10% and the Russell 2000 Growth Index returned 18.66%.
Environment  ►  U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady GDP growth. The collapse of several regional banks in early 2023 prompted policy actions by federal regulators, which helped stabilize liquidity and lessen the potential for broader contagion. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, with the last rate increase in July 2023. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period, but economic data later indicated healthy momentum in the U.S. economy. In the fourth quarter, gains broadened beyond those of a few technology stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its higher-for-longer policy stance in December, sending U.S. Treasury yields lower and driving stocks higher.
Security selection during the period was a detractor. Weak selection in the information technology and healthcare sectors was partially offset by stronger selection in the consumer staples and consumer discretionary sectors.
Sector allocation also detracted from relative performance. An underweight to information technology weighed most on relative returns, while a lack of exposure to utilities contributed and partially offset relative results.
Top relative detractors included telecommunications company, Calix, Inc. and not owning Super Micro Computer, Inc., an IT solutions provider. We continued to hold Calix at the end of the period.
Top relative contributors included Wingstop, Inc., a franchisor and operator of restaurants, and e.l.f. Beauty, Inc., a clean, cruelty-free cosmetics company. As of the end of the period, we continued to hold both securities.
Effective March 1, 2023, Steven C. Angeli, CFA no longer served as a Portfolio Manager of the portfolio.
Effective March 28, 2023, John V. Schneider, CFA no longer served as a Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Stock Trust Series I	16.10	11.10	7.37	69.29	103.57
Small Cap Stock Trust Series II	15.89	10.90	7.16	67.71	99.67
Small Cap Stock Trust Series NAV	16.31	11.18	7.43	69.85	104.73
Russell 2000 Growth Index	18.66	9.22	7.16	55.44	99.66
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Growth Index tracks the performance of publicly traded small-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.13	1.33	1.08
Net (%)	1.12	1.32	1.07
34

Small Cap Value Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Edmond C. Griffin, CFA, Shaun F. Pedersen, Danielle S. Williams, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	26.8
Industrials	17.5
Consumer discretionary	12.4
Real estate	10.0
Information technology	8.5
Materials	8.4
Energy	5.2
Health care	4.1
Consumer staples	2.4
Utilities	2.0
Communication services	1.4
Short-term investments and other	1.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Small Cap Value Trust Series I shares returned 14.01% and the Russell 2000 Value Index returned 14.65%.
Environment  ►  U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady GDP growth. The collapse of several regional banks in early 2023 prompted policy actions by federal regulators, which helped stabilize liquidity and lessen the potential for broader contagion. The U.S. Federal Reserve (Fed) slowed its pace of policy tightening, with the last rate increase in July 2023. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period, but economic data later indicated healthy momentum in the U.S. economy. In the fourth quarter, gains broadened beyond those of a few technology stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its higher-for-longer policy stance in December, sending U.S. Treasury yields lower and driving stocks higher.
Stock selection detracted over the period. Weak selection in healthcare, financials, and consumer discretionary was only partially offset by stronger selection in information technology, industrials, and energy.
Sector allocation was the primary driver of relative performance over the period. An underweight to the healthcare sector and overweight to the information technology sector contributed to relative returns.
The top relative contributors included SP Plus Corp., an American provider of parking facility management services, and Tri Pointe Homes, Inc., an American home construction company. We eliminated SP Plus and continued to hold Tri Pointe Homes, Inc. as of the end of the period.
Top relative detractors included ICU Medical, Inc., a medical devices company, and Monro, Inc., an automotive services company. The trust continued to hold both of these companies as of the end of the period.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	14.01	8.80	6.02	52.43	79.43
Small Cap Value Trust Series II	13.85	8.58	5.81	50.91	75.85
Small Cap Value Trust Series NAV	14.07	8.85	6.07	52.78	80.26
Russell 2000 Value Index	14.65	10.00	6.76	61.05	92.26
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.06	1.26	1.01
Net (%)	1.05	1.25	1.00
35

Small Company Value Trust
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	27.7
Industrials	13.6
Consumer discretionary	10.9
Real estate	9.6
Health care	8.9
Energy	8.0
Information technology	6.2
Materials	4.5
Utilities	3.8
Consumer staples	2.1
Communication services	1.3
Short-term investments and other	3.4

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended December 31, 2023, Small Company Value Trust Series I shares returned 13.49% and the Russell 2000 Value Index returned 14.65%.
Environment  ►  U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty about Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (Fed) raised short-term interest rates four times through the end of July. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be interest rate cuts in 2024.
The consumer discretionary sector was a significant detractor from relative results, driven by adverse stock choices. Marriott Vacations Worldwide Corp. is one of the largest vacation ownership and timeshare exchange companies with an attractive property portfolio across multiple geographies and brands. Shares fell in the summer after a disappointing quarter, reflecting challenges rolling out new initiatives and with some brand conversions.  Stock selection in the energy sector also had a negative impact on relative results.
Conversely, the healthcare sector contributed notably to relative performance, owing to strong stock choices. Karuna Therapeutics, Inc. is a clinical-stage biopharmaceutical company. Shares spiked late in the period following an announcement that Bristol-Myers Squibb Company is expected to acquire the company.
Favorable stock selection in the materials sector also boosted relative performance. Constellium SE is a manufacturer of refined downstream aluminum products. Shares rose on the year as the management team has begun to execute a structural shift toward higher-margin products while emphasizing deleveraging and capital discipline in the process. The company has benefited from easing inflationary pressures as well as strengthening across multiple end markets.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	13.49	9.19	6.54	55.18	88.34
Small Company Value Trust Series II	13.38	8.99	6.33	53.76	84.73
Small Company Value Trust Series NAV	13.52	9.25	6.59	55.61	89.27
Russell 2000 Value Index	14.65	10.00	6.76	61.05	92.26
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	1.24	1.44	1.19
Net (%)	1.23	1.43	1.18
36

Strategic Equity Allocation Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Michael J. Comer, CFA, James Robertson, CIM, David J. Rule, CFA, FRM, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks capital appreciation by investing at least 80% of its net assets (plus any borrowings for investments purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The trust’s allocation to various markets and types of securities will be actively managed.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	19.0
Financials	14.7
Industrials	12.1
Health care	11.9
Consumer discretionary	11.0
Consumer staples	6.6
Communication services	6.0
Materials	4.4
Energy	4.1
Real estate	3.0
Utilities	2.7
Short-term investments and other	4.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Strategic Equity Allocation Trust Series I shares returned 21.86% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index returned 23.64%.
Environment  ►  Despite elevated and persistent worries about a wide range of macroeconomic issues, the financial markets posted strong gains in 2023. Global equities performed particularly well as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed their pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December on anticipation of a soft landing for the economy.
Mega-cap U.S. technology stocks outperformed the broader indexes for the full year, as investors continued to view this area as a relative safe haven due to its steady earnings, robust balance sheets, and potential ability to capitalize on the growth of artificial intelligence. On the other hand, the value style and small- to mid-sized companies delivered positive returns but didn’t keep pace with the overall U.S. market.
International equities performed well, with Europe leading the way higher as it came apparent that the war in Ukraine was not having as significant of an impact as investors had initially feared. However, international equities lagged the United States due in part to a lower representation of high-growth technology stocks.
The portfolio posted a positive return but underperformed its blended benchmark. An underweight to the information technology
(IT) sector and underweights to key IT holdings Apple, Inc. and Microsoft Corp. were among the key reasons for the underperformance. Stock selection in the materials, industrials, and consumer discretionary sectors aided relative returns. Holdings in futures also contributed to overall performance.
Effective November 13, 2023, Matthew Murphy, CFA no longer served as a Portfolio Manager of the portfolio.
Effective November 13, 2023, Michael J. Comer, CFA, James Robertson, CIM, and David J. Rule, CFA, FRM were added as Portfolio Managers of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Strategic Equity Allocation Trust Series NAV	21.86	12.25	8.64	78.18	129.00
S&P 500 Index	26.29	15.69	12.03	107.21	211.49
Blended Index	23.64	13.09	9.34	84.97	144.17
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Blended Index is 70% Russell 3000 Index and 30% MSCI EAFE Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Series NAV
Gross (%)	0.67
Net (%)	0.66
37

Total Stock Market Index Trust
Subadvisor: Manulife Investment Management (North America) Limited
Portfolio Managers: Boncana Maiga, CFA, CIM, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Full Cap Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Full Cap Index) that the Subadvisor believes as a group will behave in a manner similar to the Wilshire 5000 Total Market Full Cap Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	25.4
Financials	13.0
Health care	11.8
Consumer discretionary	10.6
Industrials	9.3
Communication services	7.7
Consumer staples	5.8
Energy	3.7
Real estate	2.7
Materials	2.6
Utilities	2.0
Short-term investments and other	5.4

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Total Stock Market Index Trust Series I shares returned 25.53% and the Wilshire 5000 Index returned 26.25%.
Environment  ►  Following a steep loss in 2022, the broad-based S&P 500 Index rallied sharply in 2023, buoyed by a resilient U.S. economy, easing inflation, better-than-expected corporate earnings, stabilizing interest rates and an unemployment rate that fell to its lowest level since 1969. Investor enthusiasm around generative artificial intelligence also gave a notable boost to a handful of large technology-related stocks that led the market’s advance. These tailwinds outweighed the negative impact of inflation that stayed stubbornly above the U.S. Federal Reserve’s (Fed) target, plus relatively high interest rates and a regional banking crisis last spring. Even the conflict in the Middle East this past October could not derail the market’s charge. A late-period signal from the Fed that it could cut its target interest rate in 2024 propelled stocks to a near-record finish for the year.
The portfolio slightly underperformed its benchmark. Key contributors on an absolute basis included the communication services, consumer discretionary, and information technology sectors which outperformed. The only sectors to post losses were energy and utilities. Holdings in futures contracts also contributed to overall performance.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	25.53	14.38	10.73	95.73	177.05
Total Stock Market Index Trust Series II	25.25	14.15	10.51	93.82	171.60
Total Stock Market Index Trust Series NAV	25.58	14.44	10.78	96.30	178.39
Wilshire 5000 Index	26.25	14.84	11.21	99.73	189.26
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Wilshire 5000 Index, formerly known as Wilshire 5000 Total Market Full Cap Index, is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.58	0.78	0.53
Net (%)	0.57	0.77	0.52
38

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios and the Lifestyle Portfolios, in addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
500 Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,078.70	$1.57	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	1,077.70	2.62	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	1,079.00	1.31	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
American Asset Allocation Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,066.70	$3.28	0.63%[2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%[2]
Series II	Actual expenses/actual returns	1,000.00	1,065.70	3.75	0.72%[2]
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%[2]
Series III	Actual expenses/actual returns	1,000.00	1,067.80	1.46	0.28%[2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%[2]
American Global Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,061.90	$3.43	0.66%[2]
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%[2]
Series II	Actual expenses/actual returns	1,000.00	1,061.50	3.79	0.73%[2]
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%[2]
Series III	Actual expenses/actual returns	1,000.00	1,064.20	1.61	0.31%[2]
	Hypothetical example	1,000.00	1,023.60	1.58	0.31%[2]
39

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
American Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,107.10	$3.35	0.63%[2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%[2]
Series II	Actual expenses/actual returns	1,000.00	1,106.90	3.66	0.69%[2]
	Hypothetical example	1,000.00	1,021.70	3.52	0.69%[2]
Series III	Actual expenses/actual returns	1,000.00	1,109.10	1.49	0.28%[2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%[2]
American Growth-Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,097.70	$3.33	0.63%[2]
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%[2]
Series II	Actual expenses/actual returns	1,000.00	1,096.80	3.75	0.71%[2]
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%[2]
Series III	Actual expenses/actual returns	1,000.00	1,099.30	1.48	0.28%[2]
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%[2]
American International Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,028.60	$3.27	0.64%[2]
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%[2]
Series II	Actual expenses/actual returns	1,000.00	1,028.40	3.94	0.77%[2]
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%[2]
Series III	Actual expenses/actual returns	1,000.00	1,030.90	1.48	0.29%[2]
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%[2]
Blue Chip Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,107.00	$4.20	0.79%
	Hypothetical example	1,000.00	1,021.20	4.02	0.79%
Series II	Actual expenses/actual returns	1,000.00	1,106.00	5.26	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Series NAV	Actual expenses/actual returns	1,000.00	1,106.90	3.93	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Capital Appreciation Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,116.60	$4.32	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series II	Actual expenses/actual returns	1,000.00	1,114.00	5.38	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Series NAV	Actual expenses/actual returns	1,000.00	1,119.40	4.06	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Capital Appreciation Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,064.60	$4.68	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Series II	Actual expenses/actual returns	1,000.00	1,064.00	5.72	1.10%
	Hypothetical example	1,000.00	1,019.70	5.60	1.10%
Series NAV	Actual expenses/actual returns	1,000.00	1,065.20	4.42	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Disciplined Value International Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,067.30	$4.48	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Series II	Actual expenses/actual returns	1,000.00	1,065.50	5.52	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Series NAV	Actual expenses/actual returns	1,000.00	1,067.70	4.17	0.80%
	Hypothetical example	1,000.00	1,021.20	4.08	0.80%
Emerging Markets Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,065.50	$5.83	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Series II	Actual expenses/actual returns	1,000.00	1,063.60	6.87	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Series NAV	Actual expenses/actual returns	1,000.00	1,065.10	5.57	1.07%
	Hypothetical example	1,000.00	1,019.80	5.45	1.07%
40

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
Equity Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,068.60	$3.91	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Series II	Actual expenses/actual returns	1,000.00	1,067.80	4.95	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series NAV	Actual expenses/actual returns	1,000.00	1,068.90	3.65	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Financial Industries Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,141.90	$5.13	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series II	Actual expenses/actual returns	1,000.00	1,140.50	6.20	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Series NAV	Actual expenses/actual returns	1,000.00	1,142.20	4.86	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Fundamental All Cap Core Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,108.30	$4.04	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Series II	Actual expenses/actual returns	1,000.00	1,107.20	5.10	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
Series NAV	Actual expenses/actual returns	1,000.00	1,108.30	3.77	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Fundamental Large Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,093.00	$4.11	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Series II	Actual expenses/actual returns	1,000.00	1,092.10	5.17	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Series NAV	Actual expenses/actual returns	1,000.00	1,093.40	3.85	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Global Equity Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,070.70	$4.96	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Series II	Actual expenses/actual returns	1,000.00	1,069.40	6.00	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Series NAV	Actual expenses/actual returns	1,000.00	1,071.30	4.70	0.90%
	Hypothetical example	1,000.00	1,020.70	4.58	0.90%
Health Sciences Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,025.30	$5.21	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series II	Actual expenses/actual returns	1,000.00	1,024.40	6.23	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Series NAV	Actual expenses/actual returns	1,000.00	1,025.40	4.95	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%
International Equity Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,049.40	$2.01	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Series II	Actual expenses/actual returns	1,000.00	1,049.00	3.05	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Series NAV	Actual expenses/actual returns	1,000.00	1,050.50	1.76	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
International Small Company Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,067.10	$5.57	1.07%
	Hypothetical example	1,000.00	1,019.80	5.45	1.07%
Series II	Actual expenses/actual returns	1,000.00	1,066.80	6.62	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Series NAV	Actual expenses/actual returns	1,000.00	1,067.60	5.32	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
41

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
Lifestyle Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,051.20	$0.67	0.13%[2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%[2]
Series II	Actual expenses/actual returns	1,000.00	1,049.80	1.70	0.33%[2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV	Actual expenses/actual returns	1,000.00	1,050.90	0.41	0.08%[2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,040.20	$0.67	0.13%[2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%[2]
Series II	Actual expenses/actual returns	1,000.00	1,039.10	1.70	0.33%[2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV	Actual expenses/actual returns	1,000.00	1,040.70	0.41	0.08%[2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,058.10	$0.62	0.12%[2]
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%[2]
Series II	Actual expenses/actual returns	1,000.00	1,056.70	1.66	0.32%[2]
	Hypothetical example	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV	Actual expenses/actual returns	1,000.00	1,057.90	0.36	0.07%[2]
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%[2]
Lifestyle Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,047.10	$0.67	0.13%[2]
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%[2]
Series II	Actual expenses/actual returns	1,000.00	1,045.90	1.70	0.33%[2]
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV	Actual expenses/actual returns	1,000.00	1,047.70	0.41	0.08%[2]
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%[2]
Mid Cap Growth Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,037.30	$4.83	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Series II	Actual expenses/actual returns	1,000.00	1,036.90	5.85	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Series NAV	Actual expenses/actual returns	1,000.00	1,037.80	4.57	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Mid Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,067.50	$2.40	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Series II	Actual expenses/actual returns	1,000.00	1,066.50	3.44	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Series NAV	Actual expenses/actual returns	1,000.00	1,067.50	2.14	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Mid Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,089.90	$4.95	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Series II	Actual expenses/actual returns	1,000.00	1,088.50	6.00	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Series NAV	Actual expenses/actual returns	1,000.00	1,090.20	4.64	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Real Estate Securities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,070.00	$4.28	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series II	Actual expenses/actual returns	1,000.00	1,069.10	5.32	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series NAV	Actual expenses/actual returns	1,000.00	1,070.00	4.02	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
42

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
Science & Technology Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,103.50	$5.25	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Series II	Actual expenses/actual returns	1,000.00	1,102.40	6.31	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Series NAV	Actual expenses/actual returns	1,000.00	1,103.30	4.98	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Small Cap Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,079.10	$2.83	0.54%
	Hypothetical example	1,000.00	1,022.50	2.75	0.54%
Series II	Actual expenses/actual returns	1,000.00	1,077.70	3.88	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Series NAV	Actual expenses/actual returns	1,000.00	1,079.50	2.57	0.49%
	Hypothetical example	1,000.00	1,022.70	2.50	0.49%
Small Cap Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,102.10	$4.72	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Series II	Actual expenses/actual returns	1,000.00	1,101.10	5.77	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Series NAV	Actual expenses/actual returns	1,000.00	1,102.50	4.45	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Small Cap Stock Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,056.10	$5.86	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Series II	Actual expenses/actual returns	1,000.00	1,055.30	6.89	1.33%
	Hypothetical example	1,000.00	1,018.50	6.77	1.33%
Series NAV	Actual expenses/actual returns	1,000.00	1,057.60	5.60	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Small Cap Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,102.50	$5.56	1.05%
	Hypothetical example	1,000.00	1,019.90	5.35	1.05%
Series II	Actual expenses/actual returns	1,000.00	1,101.30	6.62	1.25%
	Hypothetical example	1,000.00	1,018.90	6.36	1.25%
Series NAV	Actual expenses/actual returns	1,000.00	1,102.10	5.30	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Small Company Value Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,093.80	$6.02	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Series II	Actual expenses/actual returns	1,000.00	1,094.10	7.07	1.34%
	Hypothetical example	1,000.00	1,018.50	6.82	1.34%
Series NAV	Actual expenses/actual returns	1,000.00	1,095.10	5.76	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Strategic Equity Allocation Trust
Series NAV	Actual expenses/actual returns	$1,000.00	$1,068.80	$2.82	0.54%
	Hypothetical example	1,000.00	1,022.50	2.75	0.54%
Total Stock Market Index Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,080.80	$2.62	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series II	Actual expenses/actual returns	1,000.00	1,079.40	3.67	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Series NAV	Actual expenses/actual returns	1,000.00	1,081.30	2.36	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

This section shows the portfolios' 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the portfolios' total net assets as of the report date. The remaining securities held by the portfolios are grouped as "Other Securities" in each category. Certain percentages of less than 0.05% are rounded and presented as 0.0%. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the portfolios' Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
500 Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.4%
Communication services - 8.4%
Alphabet, Inc., Class A (A)	1,242,818	$173,609,246	2.0%
Alphabet, Inc., Class C (A)	1,046,155	147,434,624	1.7%
Comcast Corp., Class A	844,198	37,018,082	0.4%
Meta Platforms, Inc., Class A (A)	466,174	165,006,949	1.9%
Netflix, Inc. (A)	91,947	44,767,155	0.5%
The Walt Disney Company	384,593	34,724,902	0.4%
Verizon Communications, Inc.	882,862	33,283,897	0.4%
OTHER SECURITIES		85,624,893	1.1%
		721,469,748
Consumer discretionary - 10.6%
Amazon.com, Inc. (A)	1,909,882	290,187,471	3.4%
McDonald's Corp.	152,370	45,179,229	0.5%
Tesla, Inc. (A)	580,844	144,328,117	1.7%
The Home Depot, Inc.	210,089	72,806,343	0.8%
OTHER SECURITIES		359,829,545	4.2%
		912,330,705
Consumer staples - 6.0%
Costco Wholesale Corp.	92,882	61,309,551	0.7%
PepsiCo, Inc.	288,814	49,052,170	0.6%
The Coca-Cola Company	816,944	48,142,510	0.6%
The Procter & Gamble Company	494,633	72,483,520	0.8%
Walmart, Inc.	299,249	47,176,605	0.5%
OTHER SECURITIES		239,422,116	2.8%
		517,586,472
Energy - 3.8%
Chevron Corp.	368,793	55,009,164	0.6%
Exxon Mobil Corp.	841,341	84,117,273	1.0%
OTHER SECURITIES		187,778,768	2.2%
		326,905,205
Financials - 12.6%
Bank of America Corp.	1,445,975	48,685,978	0.6%
Berkshire Hathaway, Inc., Class B (A)	381,952	136,227,000	1.6%
JPMorgan Chase & Co.	607,070	103,262,607	1.2%
Mastercard, Inc., Class A	173,864	74,154,735	0.9%
Visa, Inc., Class A	334,615	87,117,015	1.0%
Wells Fargo & Company	763,028	37,556,238	0.4%
OTHER SECURITIES		603,909,065	6.9%
		1,090,912,638
Health care - 12.3%
Abbott Laboratories	364,269	40,095,089	0.5%
AbbVie, Inc.	370,674	57,443,350	0.7%
Amgen, Inc.	112,368	32,364,231	0.4%
500 Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
Danaher Corp.	138,090	$31,945,741	0.4%
Eli Lilly & Company	167,481	97,628,025	1.1%
Johnson & Johnson	505,371	79,211,851	0.9%
Merck & Company, Inc.	532,091	58,008,561	0.7%
Pfizer, Inc.	1,186,028	34,145,746	0.4%
Thermo Fisher Scientific, Inc.	81,131	43,063,523	0.5%
UnitedHealth Group, Inc.	194,123	102,199,936	1.2%
OTHER SECURITIES		485,017,942	5.5%
		1,061,123,995
Industrials - 8.6%
Caterpillar, Inc.	107,175	31,688,432	0.4%
Union Pacific Corp.	128,055	31,452,869	0.4%
OTHER SECURITIES		677,709,761	7.8%
		740,851,062
Information technology - 28.1%
Accenture PLC, Class A	131,742	46,229,585	0.5%
Adobe, Inc. (A)	95,621	57,047,489	0.7%
Advanced Micro Devices, Inc. (A)	339,306	50,017,097	0.6%
Apple, Inc.	3,070,315	591,127,742	6.9%
Broadcom, Inc.	92,180	102,895,925	1.2%
Cisco Systems, Inc.	850,789	42,981,860	0.5%
Intel Corp.	885,532	44,497,983	0.5%
Intuit, Inc.	58,845	36,779,890	0.4%
Microsoft Corp.	1,560,913	586,965,725	6.8%
NVIDIA Corp.	518,760	256,900,327	3.0%
Oracle Corp.	333,654	35,177,141	0.4%
Qualcomm, Inc.	233,709	33,801,333	0.4%
Salesforce, Inc. (A)	204,331	53,767,659	0.6%
Texas Instruments, Inc.	190,623	32,493,597	0.4%
OTHER SECURITIES		456,293,802	5.2%
		2,426,977,155
Materials - 2.3%
Linde PLC	101,701	41,769,618	0.5%
OTHER SECURITIES		160,753,804	1.8%
		202,523,422
Real estate - 2.4%		211,692,723	2.4%
Utilities - 2.3%		196,782,883	2.3%
TOTAL COMMON STOCKS (Cost $3,252,634,117)		$8,409,156,008
SHORT-TERM INVESTMENTS - 2.7%
Short-term funds - 2.7%
John Hancock Collateral Trust, 5.3645% (B)(C)	22,822,570	228,230,262	2.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $228,210,085)		$228,230,262
Total Investments (500 Index Trust) (Cost $3,480,844,202) - 100.1%		$8,637,386,270	100.1%
Other assets and liabilities, net - (0.1)%		(5,189,009)	(0.1)%
TOTAL NET ASSETS - 100.0%		$8,632,197,261	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	930	Long	Mar 2024	$217,335,102	$224,130,000	$6,794,898
						$6,794,898

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	48,377,059	$1,154,276,618	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $1,074,299,800)	$1,154,276,618
	Total Investments (American Asset Allocation Trust) (Cost $1,074,299,800) - 100.0%	$1,154,276,618	100.0%
	Other assets and liabilities, net - 0.0%	38,053	0.0%
	TOTAL NET ASSETS - 100.0%	$1,154,314,671	100.0%
American Global Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	5,768,293	$195,660,511	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $175,886,665)	$195,660,511
	Total Investments (American Global Growth Trust) (Cost $175,886,665) - 100.0%	$195,660,511	100.0%
	Other assets and liabilities, net - (0.0)%	(3,064)	(0.0)%
	TOTAL NET ASSETS - 100.0%	$195,657,447	100.0%
American Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	9,068,784	$901,799,873	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $756,262,593)	$901,799,873
	Total Investments (American Growth Trust) (Cost $756,262,593) - 100.0%	$901,799,873	100.0%
	Other assets and liabilities, net - 0.0%	20,920	0.0%
	TOTAL NET ASSETS - 100.0%	$901,820,793	100.0%
American Growth-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	15,198,124	$900,640,825	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $727,474,020)	$900,640,825
	Total Investments (American Growth-Income Trust) (Cost $727,474,020) - 100.0%	$900,640,825	100.0%
	Other assets and liabilities, net - 0.0%	18,323	0.0%
	TOTAL NET ASSETS - 100.0%	$900,659,148	100.0%
American International Trust
	Shares or Principal Amount	Value	% of Net Assets
	INVESTMENT COMPANIES - 100.0%
	American Funds Insurance Series - 100.0%
American International Fund - Class 1	20,712,326	$362,465,700	100.0%
	TOTAL INVESTMENT COMPANIES (Cost $395,442,061)	$362,465,700
	Total Investments (American International Trust) (Cost $395,442,061) - 100.0%	$362,465,700	100.0%
	Other assets and liabilities, net - 0.0%	3,975	0.0%
	TOTAL NET ASSETS - 100.0%	$362,469,675	100.0%
Blue Chip Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.0%
Communication services - 15.6%
Alphabet, Inc., Class A (A)	186,341	$26,029,974	1.5%
Alphabet, Inc., Class C (A)	826,187	116,434,534	6.5%
Meta Platforms, Inc., Class A (A)	249,435	88,290,013	4.9%
Netflix, Inc. (A)	54,392	26,482,377	1.5%
T-Mobile US, Inc.	112,610	18,054,761	1.0%
OTHER SECURITIES		3,426,827	0.2%
		278,718,486
Consumer discretionary - 14.9%
Amazon.com, Inc. (A)	952,809	144,769,799	8.1%
Booking Holdings, Inc. (A)	4,707	16,696,765	0.9%
Carvana Company (A)(B)	91,900	4,865,186	0.3%
Chipotle Mexican Grill, Inc. (A)	7,331	16,765,704	0.9%
Lululemon Athletica, Inc. (A)	18,162	9,286,049	0.5%

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
NIKE, Inc., Class B	48,984	$5,318,193	0.3%
Ross Stores, Inc.	83,518	11,558,056	0.6%
Tesla, Inc. (A)	178,664	44,394,431	2.5%
The TJX Companies, Inc.	85,725	8,041,862	0.5%
OTHER SECURITIES		4,812,185	0.3%
		266,508,230
Consumer staples - 1.4%
Dollar General Corp.	85,345	11,602,653	0.6%
OTHER SECURITIES		13,813,948	0.8%
		25,416,601
Energy - 0.3%
Schlumberger, Ltd.	112,200	5,838,888	0.3%
Financials - 9.7%
Chubb, Ltd.	80,655	18,228,030	1.0%
Marsh & McLennan Companies, Inc.	57,148	10,827,832	0.6%
Mastercard, Inc., Class A	108,708	46,365,049	2.6%
Morgan Stanley	91,472	8,529,764	0.5%
S&P Global, Inc.	22,361	9,850,468	0.6%
The Charles Schwab Corp.	96,694	6,652,547	0.4%
Visa, Inc., Class A	221,166	57,580,568	3.2%
OTHER SECURITIES		14,992,200	0.8%
		173,026,458
Health care - 12.3%
Danaher Corp.	48,151	11,139,252	0.6%
Elevance Health, Inc.	16,221	7,649,175	0.4%
Eli Lilly & Company	90,647	52,839,949	3.0%
Humana, Inc.	23,651	10,827,664	0.6%
Intuitive Surgical, Inc. (A)	78,352	26,432,831	1.5%
Stryker Corp.	34,187	10,237,639	0.6%
Thermo Fisher Scientific, Inc.	39,714	21,079,794	1.2%
UnitedHealth Group, Inc.	109,134	57,455,777	3.2%
Zoetis, Inc.	53,081	10,476,597	0.6%
OTHER SECURITIES		11,972,072	0.6%
		220,110,750
Industrials - 1.5%
General Electric Company	73,230	9,346,345	0.5%
Old Dominion Freight Line, Inc.	17,166	6,957,895	0.4%
OTHER SECURITIES		9,697,992	0.6%
		26,002,232
Information technology - 41.9%
Advanced Micro Devices, Inc. (A)	84,414	12,443,468	0.7%
Apple, Inc.	933,034	179,637,036	10.1%
ASML Holding NV, NYRS	27,221	20,604,119	1.2%
Atlassian Corp., Class A (A)	28,774	6,844,184	0.4%
Intuit, Inc.	34,006	21,254,770	1.2%
Microsoft Corp.	663,068	249,340,088	14.0%
MongoDB, Inc. (A)	25,465	10,411,365	0.6%
Monolithic Power Systems, Inc.	17,196	10,846,893	0.6%
NVIDIA Corp.	224,996	111,422,518	6.2%
Roper Technologies, Inc.	24,585	13,403,004	0.7%
ServiceNow, Inc. (A)	61,208	43,242,840	2.4%
Shopify, Inc., Class A (A)	151,199	11,778,402	0.7%
Synopsys, Inc. (A)	41,843	21,545,379	1.2%
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	57,563	5,986,552	0.3%
OTHER SECURITIES		29,123,072	1.6%
		747,883,690
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Materials - 0.9%
Linde PLC	20,500	$8,419,555	0.4%
The Sherwin-Williams Company	27,110	8,455,609	0.5%
		16,875,164
Utilities - 0.5%
Constellation Energy Corp.	75,326	8,804,856	0.5%
TOTAL COMMON STOCKS (Cost $1,146,441,324)		$1,769,185,355
CORPORATE BONDS - 0.2%
Consumer discretionary - 0.2%
Carvana Company 12.000%, (9.000% Cash or 12.000% PIK), 12/01/2028 (C)	$807,000	684,897	0.0%
Carvana Company 13.000%, (9.000% Cash or 13.000% PIK), 06/01/2030 (C)	1,211,000	1,018,554	0.1%
Carvana Company 14.000%, (9.000% Cash or 14.000% PIK), 06/01/2031 (C)	1,433,000	1,224,019	0.1%
		2,927,470
TOTAL CORPORATE BONDS (Cost $3,862,342)		$2,927,470
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 5.3645% (D)(E)	511,277	5,112,872	0.3%
OTHER SECURITIES		4,248,567	0.2%
		9,361,439
TOTAL SHORT-TERM INVESTMENTS (Cost $9,361,704)		$9,361,439
Total Investments (Blue Chip Growth Trust) (Cost $1,159,665,370) - 99.7%		$1,781,474,264	99.7%
Other assets and liabilities, net - 0.3%		4,826,256	0.3%
TOTAL NET ASSETS - 100.0%		$1,786,300,520	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.3%
Communication services - 11.4%
Alphabet, Inc., Class A (A)	95,928	$13,400,182	2.3%
Alphabet, Inc., Class C (A)	94,979	13,385,390	2.3%
Meta Platforms, Inc., Class A (A)	62,799	22,228,334	3.8%
Netflix, Inc. (A)	27,037	13,163,775	2.3%
The Trade Desk, Inc., Class A (A)	60,195	4,331,632	0.7%
		66,509,313
Consumer discretionary - 22.8%
Airbnb, Inc., Class A (A)	27,814	3,786,598	0.6%
Amazon.com, Inc. (A)	293,314	44,566,130	7.7%
Chipotle Mexican Grill, Inc. (A)	1,502	3,435,014	0.6%
Lululemon Athletica, Inc. (A)	19,888	10,168,536	1.7%
LVMH Moet Hennessy Louis Vuitton SE	10,672	8,671,393	1.5%
Marriott International, Inc., Class A	26,500	5,976,015	1.0%
MercadoLibre, Inc. (A)	6,854	10,771,335	1.9%
NIKE, Inc., Class B	34,155	3,708,208	0.6%
O'Reilly Automotive, Inc. (A)	6,682	6,348,435	1.1%
Tesla, Inc. (A)	79,989	19,875,667	3.4%
The Home Depot, Inc.	22,926	7,945,005	1.4%
The TJX Companies, Inc.	63,060	5,915,659	1.0%
OTHER SECURITIES		1,579,187	0.3%
		132,747,182
Consumer staples - 3.2%
Costco Wholesale Corp.	18,688	12,335,575	2.1%
L'Oreal SA	12,157	6,060,271	1.1%
		18,395,846
Financials - 7.9%
Mastercard, Inc., Class A	37,832	16,135,726	2.8%
Moody's Corp.	15,858	6,193,500	1.1%
NU Holdings, Ltd., Class A (A)	211,314	1,760,246	0.3%
The Goldman Sachs Group, Inc.	11,973	4,618,824	0.8%
Visa, Inc., Class A	65,977	17,177,112	2.9%
		45,885,408
Health care - 11.3%
AstraZeneca PLC, ADR	103,599	6,977,393	1.2%
Eli Lilly & Company	34,906	20,347,406	3.5%
Intuitive Surgical, Inc. (A)	22,292	7,520,429	1.3%
Novo Nordisk A/S, ADR	128,262	13,268,704	2.3%
UnitedHealth Group, Inc.	18,765	9,879,210	1.7%
Vertex Pharmaceuticals, Inc. (A)	19,067	7,758,172	1.3%
		65,751,314
Industrials - 2.8%
The Boeing Company (A)	22,484	5,860,679	1.0%
Uber Technologies, Inc. (A)	175,138	10,783,247	1.8%
		16,643,926
Information technology - 38.7%
Adobe, Inc. (A)	17,268	10,302,089	1.8%
Advanced Micro Devices, Inc. (A)	153,631	22,646,746	3.9%
Apple, Inc.	134,824	25,957,665	4.5%
ARM Holdings PLC, ADR (A)(B)	41,380	3,109,500	0.5%
ASML Holding NV, NYRS	7,744	5,861,588	1.0%
Broadcom, Inc.	14,821	16,543,941	2.8%
Cadence Design Systems, Inc. (A)	26,470	7,209,634	1.2%
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Crowdstrike Holdings, Inc., Class A (A)	29,110	$7,432,365	1.3%
HubSpot, Inc. (A)	5,349	3,105,308	0.5%
Keysight Technologies, Inc. (A)	18,477	2,939,506	0.5%
Microsoft Corp.	125,317	47,124,205	8.1%
MongoDB, Inc. (A)	16,259	6,647,492	1.1%
NVIDIA Corp.	71,032	35,176,466	6.1%
Palo Alto Networks, Inc. (A)	5,689	1,677,572	0.3%
Salesforce, Inc. (A)	43,083	11,336,861	2.0%
ServiceNow, Inc. (A)	14,717	10,397,413	1.8%
Snowflake, Inc., Class A (A)	38,077	7,577,323	1.3%
		225,045,674
Real estate - 1.2%
American Tower Corp.	32,396	6,993,648	1.2%
TOTAL COMMON STOCKS (Cost $409,805,628)		$577,972,311
PREFERRED SECURITIES - 0.5%
Consumer discretionary - 0.5%
Dr. Ing. h.c. F. Porsche AG (C)	33,147	2,919,492	0.5%
TOTAL PREFERRED SECURITIES (Cost $3,116,817)		$2,919,492
SHORT-TERM INVESTMENTS - 1.0%
Short-term funds - 1.0%
John Hancock Collateral Trust, 5.3645% (D)(E)	484,578	4,845,876	0.9%
OTHER SECURITIES		733,380	0.1%
		5,579,256
TOTAL SHORT-TERM INVESTMENTS (Cost $5,578,153)		$5,579,256
Total Investments (Capital Appreciation Trust) (Cost $418,500,598) - 100.8%		$586,471,059	100.8%
Other assets and liabilities, net - (0.8)%		(4,684,113)	(0.8)%
TOTAL NET ASSETS - 100.0%		$581,786,946	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 61.6%
Communication services - 4.1%
Alphabet, Inc., Class A (A)	100,185	$13,994,843	3.0%
Meta Platforms, Inc., Class A (A)	14,625	5,176,665	1.1%
		19,171,508
Consumer discretionary - 4.9%
Amazon.com, Inc. (A)(B)	72,074	10,950,924	2.3%

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Yum! Brands, Inc.	57,020	$7,450,233	1.6%
OTHER SECURITIES		4,410,425	1.0%
		22,811,582
Consumer staples - 0.5%		2,481,140	0.5%
Energy - 1.8%
Canadian Natural Resources, Ltd.	79,749	5,225,154	1.1%
OTHER SECURITIES		3,210,094	0.7%
		8,435,248
Financials - 6.7%
Intercontinental Exchange, Inc.	35,297	4,533,194	1.0%
KKR & Company, Inc.	45,577	3,776,054	0.8%
Mastercard, Inc., Class A	13,187	5,624,387	1.2%
The Goldman Sachs Group, Inc.	9,800	3,780,546	0.8%
The PNC Financial Services Group, Inc.	19,488	3,017,717	0.7%
Visa, Inc., Class A	21,588	5,620,436	1.2%
OTHER SECURITIES		4,985,874	1.0%
		31,338,208
Health care - 12.3%
AbbVie, Inc.	25,820	4,001,325	0.9%
Becton, Dickinson and Company	39,973	9,746,617	2.1%
Biogen, Inc. (A)	18,606	4,814,675	1.0%
Danaher Corp.	23,299	5,389,991	1.2%
Eli Lilly & Company	5,900	3,439,228	0.7%
GE HealthCare Technologies, Inc.	38,233	2,956,176	0.6%
Revvity, Inc.	82,892	9,060,925	1.9%
UnitedHealth Group, Inc.	22,582	11,888,746	2.5%
OTHER SECURITIES		6,342,522	1.4%
		57,640,205
Industrials - 9.1%
AMETEK, Inc.	21,461	3,538,704	0.7%
Fortive Corp.	133,297	9,814,658	2.1%
Ingersoll Rand, Inc.	82,884	6,410,249	1.4%
RTX Corp.	53,600	4,509,904	1.0%
Veralto Corp.	77,294	6,358,204	1.4%
Waste Connections, Inc.	57,121	8,526,452	1.8%
OTHER SECURITIES		3,159,505	0.7%
		42,317,676
Information technology - 15.7%
Analog Devices, Inc.	14,618	2,902,550	0.6%
Apple, Inc.	45,053	8,674,054	1.9%
Intuit, Inc.	9,167	5,729,650	1.2%
Microsoft Corp.	62,050	23,333,279	5.0%
NVIDIA Corp.	14,250	7,056,885	1.5%
PTC, Inc. (A)	21,981	3,845,796	0.8%
Roper Technologies, Inc.	10,287	5,608,164	1.2%
Salesforce, Inc. (A)	19,607	5,159,386	1.1%
Teledyne Technologies, Inc. (A)	11,879	5,301,479	1.2%
OTHER SECURITIES		5,458,712	1.2%
		73,069,955
Materials - 0.9%
Linde PLC	10,451	4,292,330	0.9%
Real estate - 0.3%		1,255,258	0.3%
Utilities - 5.3%
Ameren Corp.	78,585	5,684,839	1.2%
CenterPoint Energy, Inc.	134,662	3,847,293	0.8%
DTE Energy Company	32,304	3,561,839	0.8%
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Utilities (continued)
Exelon Corp.	150,381	$5,398,678	1.2%
Xcel Energy, Inc.	89,697	5,553,141	1.2%
OTHER SECURITIES		682,422	0.1%
		24,728,212
TOTAL COMMON STOCKS (Cost $241,606,087)		$287,541,322
PREFERRED SECURITIES - 0.2%
Financials - 0.0%		20,883	0.0%
Utilities - 0.2%		1,079,448	0.2%
TOTAL PREFERRED SECURITIES (Cost $1,138,700)		$1,100,331
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.3%
U.S. Treasury Notes - 11.3%
3.375%, 05/15/2033	$21,750,000	20,873,203	4.4%
3.500%, 02/15/2033	5,721,200	5,548,000	1.2%
3.875%, 08/15/2033	14,876,900	14,858,304	3.2%
4.500%, 11/15/2033	11,109,000	11,662,714	2.5%
		52,942,221
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $51,465,875)		$52,942,221
CORPORATE BONDS - 10.0%
Communication services - 1.1%
CCO Holdings LLC 5.000%, 02/01/2028 (C)	2,258,000	2,160,415	0.5%
CCO Holdings LLC 5.125%, 05/01/2027 (C)	2,724,000	2,631,846	0.6%
CCO Holdings LLC 5.500%, 05/01/2026 (C)	138,000	137,081	0.0%
OTHER SECURITIES		221,178	0.0%
		5,150,520
Consumer discretionary - 2.6%
Hilton Domestic Operating Company, Inc. 3.625%, 02/15/2032 (C)	523,000	456,427	0.1%
Hilton Domestic Operating Company, Inc. 3.750%, 05/01/2029 (C)	448,000	415,353	0.1%
Hilton Domestic Operating Company, Inc. 4.000%, 05/01/2031 (C)	688,000	630,157	0.1%
Hilton Domestic Operating Company, Inc. 4.875%, 01/15/2030	425,000	411,892	0.1%
Hilton Domestic Operating Company, Inc. 5.375%, 05/01/2025 (C)	99,000	98,713	0.0%
Hilton Domestic Operating Company, Inc. 5.750%, 05/01/2028 (C)	415,000	415,157	0.1%
Yum! Brands, Inc. 3.625%, 03/15/2031	276,000	248,895	0.1%
Yum! Brands, Inc. 4.625%, 01/31/2032	847,000	792,029	0.2%
Yum! Brands, Inc. 4.750%, 01/15/2030 (C)	347,000	336,354	0.1%
Yum! Brands, Inc. 5.350%, 11/01/2043	579,000	563,078	0.1%
Yum! Brands, Inc. 5.375%, 04/01/2032	1,019,000	1,001,165	0.2%
Yum! Brands, Inc. 6.875%, 11/15/2037	382,000	419,467	0.1%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$6,405,463	1.3%
		12,194,150
Energy - 0.0%		201,047	0.0%
Financials - 3.3%
Alliant Holdings Intermediate LLC 4.250%, 10/15/2027 (C)	$75,000	72,079	0.0%
Alliant Holdings Intermediate LLC 5.875%, 11/01/2029 (C)	75,000	71,062	0.0%
Alliant Holdings Intermediate LLC 6.750%, 10/15/2027 (C)	683,000	680,586	0.2%
Alliant Holdings Intermediate LLC 6.750%, 04/15/2028 (C)	1,461,000	1,494,647	0.3%
Alliant Holdings Intermediate LLC 7.000%, 01/15/2031 (C)	1,355,000	1,429,342	0.3%
HUB International, Ltd. 5.625%, 12/01/2029 (C)	165,000	157,405	0.0%
HUB International, Ltd. 7.000%, 05/01/2026 (C)	2,785,000	2,795,764	0.6%
HUB International, Ltd. 7.250%, 06/15/2030 (C)	4,676,000	4,938,931	1.1%
Intercontinental Exchange, Inc. 4.000%, 09/15/2027	59,000	58,010	0.0%
USI, Inc. 7.500%, 01/15/2032 (C)	1,079,000	1,104,680	0.2%
OTHER SECURITIES		2,690,627	0.6%
		15,493,133
Health care - 1.2%
Becton, Dickinson and Company 3.700%, 06/06/2027	118,000	114,347	0.0%
Biogen, Inc. 3.150%, 05/01/2050	309,000	216,968	0.1%
OTHER SECURITIES		5,370,883	1.1%
		5,702,198
Industrials - 1.2%
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (C)	564,767	566,370	0.1%
OTHER SECURITIES		4,864,016	1.1%
		5,430,386
Information technology - 0.2%
PTC, Inc. 4.000%, 02/15/2028 (C)	50,000	47,385	0.0%
OTHER SECURITIES		628,733	0.2%
		676,118
Materials - 0.1%		505,481	0.1%
Real estate - 0.3%		1,141,091	0.3%
TOTAL CORPORATE BONDS (Cost $45,765,473)		$46,494,124
TERM LOANS (D) - 10.5%
Communication services - 0.1%		406,981	0.1%
Consumer discretionary - 0.6%
Hilton Domestic Operating Company, Inc., 2023 Term Loan B3 (1 month CME Term SOFR + 1.750%) 7.207%, 06/21/2028	1,101,266	1,102,874	0.2%
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$1,658,583	0.4%
		2,761,457
Consumer staples - 0.3%		1,293,393	0.3%
Financials - 4.0%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6 (3 month CME Term SOFR + 3.500%) 8.865%, 11/06/2030	$2,328,394	2,335,962	0.5%
HUB International, Ltd., 2022 Term Loan B (3 month CME Term SOFR + 4.000%) 9.369%, 11/10/2029	757,191	759,591	0.2%
HUB International, Ltd., 2023 Term Loan B (3 month CME Term SOFR + 4.250%) 9.662%, 06/20/2030	6,998,459	7,024,844	1.5%
USI, Inc., 2022 Incremental Term Loan (3 month CME Term SOFR + 3.750%) 9.110%, 11/22/2029	1,492,214	1,493,378	0.3%
USI, Inc., 2023 Acquisition Term Loan (3 month CME Term SOFR + 3.250%) 8.598%, 09/27/2030	2,325,864	2,326,585	0.5%
OTHER SECURITIES		4,584,977	1.0%
		18,525,337
Health care - 1.4%		6,388,256	1.4%
Industrials - 1.5%
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month CME Term SOFR + 5.250%) 10.770%, 06/21/2027	2,648,502	2,735,531	0.6%
OTHER SECURITIES		4,507,748	0.9%
		7,243,279
Information technology - 2.5%
Applied Systems, Inc., 2021 2nd Lien Term Loan (3 month CME Term SOFR + 6.750%) 12.098%, 09/17/2027	522,609	524,851	0.1%
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan (3 month CME Term SOFR + 4.500%) 9.848%, 09/18/2026	2,647,662	2,656,981	0.6%
UKG, Inc., 2021 Term Loan (3 month CME Term SOFR + 3.250%) 8.764%, 05/04/2026	3,530,287	3,536,042	0.8%
OTHER SECURITIES		5,229,445	1.0%
		11,947,319
Real estate - 0.1%		541,270	0.1%
TOTAL TERM LOANS (Cost $48,944,555)		$49,107,292
ASSET BACKED SECURITIES - 0.1%		500,725	0.1%
TOTAL ASSET BACKED SECURITIES (Cost $531,110)		$500,725

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 6.7%
Short-term funds - 6.2%
John Hancock Collateral Trust, 5.3645% (E)(F)	367,750	$3,677,578	0.8%
T. Rowe Price Government Reserve Fund, 5.3873% (E)	25,505,985	25,505,985	5.4%
		29,183,563
Repurchase agreement - 0.5%		2,242,000	0.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $31,425,440)		$31,425,563
Total Investments (Capital Appreciation Value Trust) (Cost $420,877,240) - 100.4%		$469,111,578	100.4%
Other assets and liabilities, net - (0.4)%		(2,068,215)	(0.4)%
TOTAL NET ASSETS - 100.0%		$467,043,363	100.0%
Capital Appreciation Value Trust (continued)
Security Abbreviations and Legend
CME	CME Group Published Rates
SOFR	Secured Overnight Financing Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
JPM	AbbVie, Inc.	USD	175.00	Jan 2024	23	2,300	$11,655	$(6)
JPM	AbbVie, Inc.	USD	180.00	Jan 2024	11	1,100	10,948	—
JPM	AbbVie, Inc.	USD	180.00	Jan 2024	23	2,300	11,036	(1)
JPM	AbbVie, Inc.	USD	185.00	Jan 2024	11	1,100	9,136	—
JPM	AbbVie, Inc.	USD	195.00	Jan 2024	11	1,100	6,168	—
JPM	AbbVie, Inc.	USD	200.00	Jan 2024	11	1,100	5,016	—
CITI	AbbVie, Inc.	USD	160.00	Jan 2025	37	3,700	44,659	(39,836)
CITI	AbbVie, Inc.	USD	165.00	Jan 2025	37	3,700	37,259	(31,998)
JPM	AbbVie, Inc.	USD	165.00	Jan 2025	24	2,400	17,214	(20,756)
JPM	AbbVie, Inc.	USD	170.00	Jan 2025	24	2,400	13,150	(16,411)
CITI	AbbVie, Inc.	USD	175.00	Jan 2025	46	4,600	30,912	(24,515)
CITI	Alphabet, Inc., Class A	USD	142.00	Jan 2024	58	5,800	37,305	(10,920)
WFB	Amazon.com, Inc.	USD	135.00	Jan 2024	59	5,900	55,134	(103,442)
UBS	Analog Devices, Inc.	USD	200.00	Jan 2024	10	1,000	7,997	(3,230)
UBS	Analog Devices, Inc.	USD	200.00	Jan 2024	2	200	2,309	(646)
UBS	Analog Devices, Inc.	USD	210.00	Jan 2024	2	200	1,557	(92)
UBS	Analog Devices, Inc.	USD	210.00	Jun 2024	2	200	2,771	(1,992)
UBS	Analog Devices, Inc.	USD	220.00	Jun 2024	2	200	2,075	(1,294)
JPM	Apple, Inc.	USD	195.00	Jan 2024	28	2,800	20,170	(5,549)
JPM	Apple, Inc.	USD	195.00	Jan 2024	5	500	4,925	(991)
JPM	Apple, Inc.	USD	200.00	Jan 2024	28	2,800	15,277	(1,651)
JPM	Apple, Inc.	USD	205.00	Jan 2024	5	500	2,892	(78)
GSI	Becton, Dickinson and Company	USD	270.00	Jan 2024	17	1,700	25,279	(17)
GSI	Becton, Dickinson and Company	USD	280.00	Jan 2024	18	1,800	20,106	—
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2024	6	600	8,834	—
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2024	5	500	3,232	—
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2024	6	600	7,040	—
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2024	5	500	2,310	—
JPM	Danaher Corp.	USD	290.00	Jan 2024	6	600	15,652	(2)
JPM	Danaher Corp.	USD	290.00	Jan 2024	23	2,300	37,410	(8)
JPM	Danaher Corp.	USD	300.00	Jan 2024	6	600	13,245	(1)
JPM	Danaher Corp.	USD	310.00	Jan 2024	6	600	11,079	—
JPM	Danaher Corp.	USD	320.00	Jan 2024	6	600	9,332	—
CITI	Equifax, Inc.	USD	230.00	Jan 2024	2	200	2,605	(3,729)
CITI	Equifax, Inc.	USD	240.00	Jan 2024	2	200	1,895	(2,029)
JPM	Exelon Corp.	USD	45.00	Jan 2024	40	4,000	8,880	—
JPM	Exelon Corp.	USD	45.00	Jan 2024	78	7,800	14,430	—
JPM	Exelon Corp.	USD	45.00	Jan 2024	43	4,300	7,181	—
JPM	Exelon Corp.	USD	45.00	Jan 2024	5	500	520	—
JPM	Exelon Corp.	USD	47.00	Jan 2024	40	4,000	6,080	—
JPM	Exelon Corp.	USD	50.00	Jan 2024	45	4,500	8,759	—
The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
JPM	Exelon Corp.	USD	47.00	Jun 2024	5	500	$670	$(21)
WFB	GE HealthCare Technologies, Inc.	USD	85.00	Jan 2024	11	1,100	5,209	(71)
WFB	GE HealthCare Technologies, Inc.	USD	90.00	Jan 2024	24	2,400	7,834	(16)
WFB	GE HealthCare Technologies, Inc.	USD	90.00	Jan 2024	11	1,100	3,158	(7)
WFB	Hilton Worldwide Holdings, Inc.	USD	160.00	Jan 2024	12	1,200	6,489	(27,219)
CITI	Intercontinental Exchange, Inc.	USD	115.00	Jan 2024	29	2,900	17,106	(40,120)
CITI	Intercontinental Exchange, Inc.	USD	115.00	Jan 2024	5	500	1,742	(6,917)
CITI	Intercontinental Exchange, Inc.	USD	125.00	Jan 2025	21	2,100	13,040	(32,211)
CITI	Intercontinental Exchange, Inc.	USD	125.00	Jan 2025	16	1,600	11,918	(24,541)
CITI	Intercontinental Exchange, Inc.	USD	130.00	Jan 2025	21	2,100	9,264	(26,030)
CITI	Intercontinental Exchange, Inc.	USD	130.00	Jan 2025	16	1,600	8,573	(19,833)
CITI	Keurig Dr. Pepper, Inc.	USD	37.00	Jan 2024	31	3,100	5,487	—
CITI	Keurig Dr. Pepper, Inc.	USD	40.00	Jan 2024	31	3,100	2,449	—
CITI	Keurig Dr. Pepper, Inc.	USD	35.00	Jan 2025	76	7,600	15,031	(17,716)
CITI	Keurig Dr. Pepper, Inc.	USD	37.00	Jan 2025	76	7,600	9,498	(11,660)
UBS	KKR & Company, Inc.	USD	65.00	Jan 2024	5	500	1,468	(9,030)
WFB	Linde PLC	USD	390.00	Jan 2024	5	500	8,486	(11,393)
WFB	Linde PLC	USD	390.00	Jan 2024	5	500	9,180	(11,393)
WFB	Linde PLC	USD	395.00	Jan 2024	2	200	2,410	(3,650)
WFB	Linde PLC	USD	410.00	Jan 2024	2	200	1,559	(1,341)
WFB	Linde PLC	USD	460.00	Jan 2025	5	500	10,307	(9,585)
WFB	Linde PLC	USD	460.00	Jan 2025	6	600	15,653	(11,502)
WFB	Linde PLC	USD	480.00	Jan 2025	5	500	7,126	(6,544)
WFB	Linde PLC	USD	480.00	Jan 2025	6	600	10,975	(7,852)
GSI	Marsh & McLennan Companies, Inc.	USD	200.00	Jan 2024	2	200	591	(17)
GSI	Marsh & McLennan Companies, Inc.	USD	210.00	Jul 2024	12	1,200	9,507	(3,789)
GSI	Marsh & McLennan Companies, Inc.	USD	220.00	Jul 2024	12	1,200	4,847	(1,688)
GSI	Mastercard, Inc., Class A	USD	410.00	Jan 2024	18	1,800	33,448	(33,181)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	5	500	10,973	(5,098)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	5	500	14,386	(5,098)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	2	200	2,905	(2,039)
GSI	Mastercard, Inc., Class A	USD	425.00	Jan 2024	2	200	2,300	(1,369)
GSI	Mastercard, Inc., Class A	USD	430.00	Jan 2024	5	500	9,644	(2,112)
GSI	Mastercard, Inc., Class A	USD	430.00	Jan 2024	5	500	12,514	(2,112)
UBS	Microsoft Corp.	USD	360.00	Jan 2024	11	1,100	21,684	(20,454)
UBS	Microsoft Corp.	USD	365.00	Jan 2024	4	400	8,694	(5,774)
UBS	Microsoft Corp.	USD	375.00	Jan 2024	11	1,100	15,618	(8,212)
UBS	Microsoft Corp.	USD	385.00	Jan 2024	4	400	5,633	(1,211)
WFB	NXP Semiconductors NV	USD	210.00	Jan 2024	5	500	7,703	(10,481)
WFB	NXP Semiconductors NV	USD	220.00	Jan 2024	5	500	5,845	(6,170)
WFB	NXP Semiconductors NV	USD	220.00	Jun 2024	4	400	7,461	(10,941)
WFB	Republic Services, Inc.	USD	170.00	Jul 2024	5	500	2,500	(3,283)
WFB	Republic Services, Inc.	USD	175.00	Jul 2024	5	500	1,603	(2,200)
CITI	Roper Technologies, Inc.	USD	510.00	Feb 2024	2	200	2,329	(8,301)
CITI	Roper Technologies, Inc.	USD	580.00	Dec 2024	3	300	7,190	(8,894)
CITI	Roper Technologies, Inc.	USD	580.00	Dec 2024	2	200	4,987	(5,929)
CITI	Roper Technologies, Inc.	USD	580.00	Dec 2024	5	500	14,340	(14,823)
CITI	Roper Technologies, Inc.	USD	600.00	Dec 2024	3	300	5,190	(6,560)
CITI	Roper Technologies, Inc.	USD	600.00	Dec 2024	2	200	3,618	(4,373)
CITI	Roper Technologies, Inc.	USD	600.00	Dec 2024	5	500	10,047	(10,933)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	1	100	2,019	(4,197)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	1	100	2,182	(4,197)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	1	100	2,800	(4,197)
UBS	S&P Global, Inc.	USD	400.00	Jan 2024	2	200	3,109	(8,394)
BOA	S&P Global, Inc.	USD	410.00	Jan 2024	2	200	4,759	(6,449)
UBS	S&P Global, Inc.	USD	410.00	Jan 2024	2	200	2,446	(6,449)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	1	100	1,474	(2,287)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	1	100	1,623	(2,287)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	1	100	2,019	(2,287)
BOA	S&P Global, Inc.	USD	430.00	Jan 2024	2	200	3,481	(2,861)
BOA	S&P Global, Inc.	USD	450.00	Jan 2024	2	200	2,509	(559)
BOA	S&P Global, Inc.	USD	470.00	Jan 2024	2	200	1,711	(32)
GSI	Salesforce, Inc.	USD	230.00	Jan 2024	5	500	9,761	(17,021)
GSI	Salesforce, Inc.	USD	230.00	Jan 2024	2	200	3,021	(6,808)
The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	Salesforce, Inc.	USD	240.00	Jan 2024	5	500	$7,718	$(12,133)
GSI	Salesforce, Inc.	USD	240.00	Jan 2024	2	200	2,314	(4,853)
GSI	Salesforce, Inc.	USD	230.00	Jun 2024	2	200	4,800	(9,165)
GSI	Salesforce, Inc.	USD	240.00	Jun 2024	2	200	3,991	(7,677)
WFB	Stryker Corp.	USD	290.00	Jan 2024	3	300	4,684	(3,657)
WFB	Stryker Corp.	USD	290.00	Jan 2024	2	200	3,656	(2,438)
WFB	Stryker Corp.	USD	290.00	Jan 2024	5	500	9,781	(6,094)
WFB	Stryker Corp.	USD	300.00	Jan 2024	3	300	3,842	(1,580)
WFB	Stryker Corp.	USD	300.00	Jan 2024	2	200	3,044	(1,053)
WFB	Stryker Corp.	USD	300.00	Jan 2024	5	500	8,025	(2,633)
WFB	Stryker Corp.	USD	310.00	Jan 2024	8	800	11,100	(1,199)
WFB	Stryker Corp.	USD	320.00	Jan 2024	13	1,300	17,375	(391)
WFB	Stryker Corp.	USD	330.00	Jan 2025	3	300	5,442	(6,064)
WFB	Stryker Corp.	USD	340.00	Jan 2025	3	300	4,476	(4,972)
JPM	The PNC Financial Services Group, Inc.	USD	170.00	Jan 2024	7	700	6,451	(238)
JPM	The PNC Financial Services Group, Inc.	USD	170.00	Jan 2024	8	800	7,365	(272)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	5	500	6,348	(67)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	4	400	4,544	(53)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	7	700	5,275	(93)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	8	800	6,152	(107)
JPM	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2024	6	600	5,654	(8)
JPM	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2024	4	400	3,365	(6)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2024	4	400	2,816	(2)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2024	6	600	4,820	(2)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2024	6	600	3,344	—
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2024	4	400	1,924	—
JPM	Thermo Fisher Scientific, Inc.	USD	660.00	Jan 2024	1	100	3,452	—
JPM	Thermo Fisher Scientific, Inc.	USD	660.00	Jan 2024	1	100	4,842	—
JPM	Thermo Fisher Scientific, Inc.	USD	690.00	Jan 2024	1	100	2,598	—
JPM	UnitedHealth Group, Inc.	USD	550.00	Jan 2024	5	500	5,625	(1,251)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2025	18	1,800	76,672	(55,129)
JPM	UnitedHealth Group, Inc.	USD	600.00	Jan 2025	20	2,000	63,697	(47,019)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	8	800	12,083	(17,014)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	8	800	14,938	(17,014)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	2	200	2,334	(4,253)
GSI	Visa, Inc., Class A	USD	245.00	Jan 2024	8	800	7,975	(13,137)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2024	8	800	9,264	(9,399)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2024	8	800	11,578	(9,399)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	8	800	7,086	(3,165)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	8	800	8,778	(3,165)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	2	200	884	(791)
GSI	Visa, Inc., Class A	USD	250.00	Jun 2024	1	100	1,447	(2,362)
GSI	Visa, Inc., Class A	USD	260.00	Jun 2024	1	100	1,067	(1,714)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,881	(127)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,217	(127)
CITI	Yum! Brands, Inc.	USD	145.00	Jan 2024	20	2,000	11,242	(6)
CITI	Yum! Brands, Inc.	USD	150.00	Jan 2024	20	2,000	10,042	(1)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2025	21	2,100	9,439	(11,883)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2025	15	1,500	7,838	(8,488)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2025	6	600	3,252	(3,395)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2025	21	2,100	6,594	(8,616)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2025	15	1,500	5,502	(6,154)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2025	6	600	2,292	(2,462)
							$1,526,462	$(1,091,741)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
UBS	UBS AG
WFB	Wells Fargo Bank, N.A.
See Notes to financial statements regarding investment transactions and other derivatives information.
Disciplined Value International Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.3%
Austria - 1.1%
ANDRITZ AG	50,193	$3,122,649	1.1%
Belgium - 0.6%		1,771,596	0.6%
Bermuda - 2.3%
Everest Group, Ltd.	12,148	4,295,290	1.5%
OTHER SECURITIES		2,180,448	0.8%
		6,475,738
Brazil - 0.8%		2,227,450	0.8%
Canada - 7.9%
Cenovus Energy, Inc.	450,594	7,508,483	2.7%
Kinross Gold Corp.	944,859	5,718,855	2.0%
Suncor Energy, Inc.	77,781	2,491,833	0.9%
Teck Resources, Ltd., Class B	143,457	6,063,942	2.1%
OTHER SECURITIES		622,394	0.2%
		22,405,507
China - 0.9%		2,423,548	0.9%
Finland - 2.0%
Fortum OYJ	256,025	3,698,055	1.3%
OTHER SECURITIES		1,836,797	0.7%
		5,534,852
France - 8.9%
Airbus SE	16,660	2,573,771	0.9%
AXA SA	107,307	3,504,259	1.2%
Rexel SA	91,631	2,514,921	0.9%
Sanofi SA	51,527	5,120,370	1.8%
SPIE SA	115,442	3,613,534	1.3%
OTHER SECURITIES		7,846,528	2.8%
		25,173,383
Germany - 6.7%
Allianz SE	10,688	2,856,269	1.0%
Commerzbank AG	418,136	4,969,869	1.8%
Daimler Truck Holding AG	68,984	2,591,314	0.9%
Siemens AG	34,301	6,435,174	2.3%
OTHER SECURITIES		2,044,735	0.7%
		18,897,361
India - 1.4%
HDFC Bank, Ltd., ADR	57,089	3,831,243	1.4%
Ireland - 5.7%
CRH PLC (London Stock Exchange)	115,043	7,917,167	2.8%
Ryanair Holdings PLC, ADR (A)	48,653	6,488,364	2.3%
OTHER SECURITIES		1,673,528	0.6%
		16,079,059
Italy - 0.5%		1,351,810	0.5%
Japan - 19.2%
Asahi Group Holdings, Ltd. (B)	108,800	4,051,319	1.4%
Kansai Paint Company, Ltd.	212,200	3,618,317	1.3%
KDDI Corp.	151,300	4,799,010	1.7%
Mitsubishi Heavy Industries, Ltd.	84,800	4,937,407	1.8%
Renesas Electronics Corp. (A)	287,100	5,133,625	1.8%
Resona Holdings, Inc.	654,700	3,318,894	1.2%
Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Japan (continued)
Ryohin Keikaku Company, Ltd.	327,500	$5,470,107	1.9%
Sony Group Corp.	69,400	6,567,524	2.3%
Sumitomo Mitsui Financial Group, Inc.	77,000	3,746,808	1.3%
Suzuki Motor Corp.	64,600	2,753,030	1.0%
OTHER SECURITIES		9,771,633	3.5%
		54,167,674
Jordan - 0.4%		1,014,366	0.4%
Netherlands - 4.9%
ING Groep NV	280,019	4,198,749	1.5%
Koninklijke Ahold Delhaize NV	125,153	3,600,826	1.3%
Stellantis NV	159,214	3,728,652	1.3%
OTHER SECURITIES		2,247,954	0.8%
		13,776,181
Singapore - 1.8%
Genting Singapore, Ltd.	3,962,400	3,001,346	1.0%
OTHER SECURITIES		2,210,120	0.8%
		5,211,466
South Korea - 4.1%
Samsung Electronics Company, Ltd.	152,373	9,248,560	3.3%
OTHER SECURITIES		2,442,449	0.8%
		11,691,009
Spain - 0.8%		2,192,954	0.8%
Sweden - 0.5%		1,467,854	0.5%
Switzerland - 4.4%
Glencore PLC	559,563	3,363,555	1.2%
Novartis AG	90,940	9,185,895	3.2%
		12,549,450
United Kingdom - 21.6%
AstraZeneca PLC	24,166	3,259,746	1.1%
BAE Systems PLC	197,774	2,799,329	1.0%
Beazley PLC	750,235	4,985,767	1.8%
BP PLC	911,119	5,401,173	1.9%
Coca-Cola Europacific Partners PLC	38,566	2,573,895	0.9%
IMI PLC	154,588	3,312,425	1.2%
JD Sports Fashion PLC	1,571,029	3,315,397	1.2%
NatWest Group PLC	1,214,579	3,383,090	1.2%
Reckitt Benckiser Group PLC	61,404	4,237,080	1.5%
Shell PLC	118,494	3,878,789	1.4%
SSE PLC	240,653	5,680,847	2.0%
Tesco PLC	973,494	3,606,525	1.3%
WH Smith PLC	174,749	2,967,413	1.0%
OTHER SECURITIES		11,738,880	4.1%
		61,140,356
United States - 0.8%		2,316,966	0.8%
TOTAL COMMON STOCKS (Cost $251,749,509)		$274,822,472

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
PREFERRED SECURITIES - 0.8%
South Korea - 0.8%
Samsung Electronics Company, Ltd.	46,247	$2,228,481	0.8%
TOTAL PREFERRED SECURITIES (Cost $2,064,580)		$2,228,481
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
Fidelity Government Portfolio, Institutional Class, 5.2842% (C)	3,349,561	3,349,561	1.2%
John Hancock Collateral Trust, 5.3645% (C)(D)	610,919	6,109,309	2.1%
TOTAL SHORT-TERM INVESTMENTS (Cost $9,459,241)		$9,458,870
Total Investments (Disciplined Value International Trust) (Cost $263,273,330) - 101.4%		$286,509,823	101.4%
Other assets and liabilities, net - (1.4)%		(4,083,965)	(1.4)%
TOTAL NET ASSETS - 100.0%		$282,425,858	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Australia - 0.0%		$54,408	0.0%
Belgium - 0.0%		58,919	0.0%
Brazil - 3.2%
Banco Bradesco SA	77,625	244,389	0.1%
Petroleo Brasileiro SA	380,053	3,034,796	1.4%
OTHER SECURITIES		3,842,521	1.7%
		7,121,706
Canada - 0.0%		66,607	0.0%
Chile - 0.5%		1,188,509	0.5%
China - 20.7%
Agricultural Bank of China, Ltd., H Shares	1,798,000	693,555	0.3%
Alibaba Group Holding, Ltd.	328,300	3,162,364	1.5%
Baidu, Inc., ADR (A)	11,954	1,423,602	0.7%
Baidu, Inc., Class A (A)	3,350	49,868	0.0%
Bank of China, Ltd., H Shares	5,394,694	2,049,886	0.9%
China Construction Bank Corp., H Shares	7,593,000	4,516,701	2.1%
China Merchants Bank Company, Ltd., H Shares	308,500	1,073,126	0.5%
China Petroleum & Chemical Corp., H Shares	1,878,000	984,173	0.5%
Industrial & Commercial Bank of China, Ltd., H Shares	4,582,000	2,233,007	1.0%
PetroChina Company, Ltd., H Shares	1,912,000	1,263,431	0.6%
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China (continued)
Ping An Insurance Group Company of China, Ltd., H Shares	510,000	$2,308,923	1.1%
Trip.com Group, Ltd. (A)	750	26,924	0.0%
Trip.com Group, Ltd., ADR (A)	27,752	999,350	0.5%
Xiaomi Corp., Class B (A)(B)	347,800	696,450	0.3%
OTHER SECURITIES		24,379,282	10.7%
		45,860,642
Colombia - 0.1%		153,708	0.1%
Cyprus - 0.0%		10,379	0.0%
Czech Republic - 0.1%		311,772	0.1%
Greece - 0.5%		1,010,188	0.5%
Hong Kong - 3.2%
China Resources Land, Ltd.	274,000	983,118	0.5%
OTHER SECURITIES		5,973,512	2.7%
		6,956,630
Hungary - 0.2%		411,074	0.2%
India - 18.1%
Axis Bank, Ltd.	188,618	2,491,259	1.1%
Axis Bank, Ltd., GDR	310	20,413	0.0%
HDFC Bank, Ltd.	103,999	2,128,738	1.0%
Hindalco Industries, Ltd.	144,887	1,067,647	0.5%
ICICI Bank, Ltd.	196,478	2,352,113	1.1%
ICICI Bank, Ltd., ADR	3,737	89,090	0.1%
JSW Steel, Ltd.	79,922	842,460	0.4%
Larsen & Toubro, Ltd.	38,183	1,614,217	0.7%
Mahindra & Mahindra, Ltd.	59,462	1,231,800	0.6%
Reliance Industries, Ltd.	21,228	659,396	0.3%
Reliance Industries, Ltd., GDR (B)	87,194	5,445,220	2.5%
State Bank of India	114,368	881,144	0.4%
State Bank of India, GDR	3,185	245,716	0.1%
Tata Steel, Ltd.	583,100	975,256	0.5%
OTHER SECURITIES		19,908,959	8.8%
		39,953,428
Indonesia - 1.5%		3,308,271	1.5%
Kuwait - 0.5%		1,183,077	0.5%
Malaysia - 1.5%		3,358,818	1.5%
Mexico - 3.0%
Grupo Financiero Banorte SAB de CV, Series O	116,635	1,175,210	0.5%
Grupo Mexico SAB de CV, Series B	190,885	1,060,934	0.5%
OTHER SECURITIES		4,294,282	2.0%
		6,530,426
Panama - 0.0%		691	0.0%
Philippines - 0.7%		1,459,560	0.7%
Poland - 1.0%
ORLEN SA	50,338	838,129	0.4%
OTHER SECURITIES		1,252,564	0.6%
		2,090,693
Qatar - 0.8%		1,796,562	0.8%
Russia - 0.0%		58,699	0.0%
Saudi Arabia - 3.8%
Saudi Awwal Bank	66,223	663,583	0.3%
Saudi Basic Industries Corp.	68,764	1,526,453	0.7%
The Saudi National Bank	206,612	2,130,832	1.0%
OTHER SECURITIES		3,959,892	1.8%
		8,280,760

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Singapore - 0.0%		$61,997	0.0%
South Africa - 2.8%
Standard Bank Group, Ltd.	61,423	700,272	0.3%
OTHER SECURITIES		5,377,593	2.5%
		6,077,865
South Korea - 12.5%
Hana Financial Group, Inc.	21,723	728,689	0.3%
Hyundai Motor Company	10,087	1,586,736	0.7%
KB Financial Group, Inc.	550	22,947	0.0%
KB Financial Group, Inc., ADR (C)	25,595	1,058,865	0.5%
Kia Corp. (A)	21,250	1,643,333	0.8%
LG Electronics, Inc.	9,906	778,988	0.4%
POSCO Holdings, Inc.	4,797	1,844,402	0.9%
Samsung Electronics Company, Ltd.	73,567	4,465,285	2.0%
Shinhan Financial Group Company, Ltd.	2,494	77,323	0.1%
Shinhan Financial Group Company, Ltd., ADR (C)	32,928	1,013,524	0.5%
OTHER SECURITIES		14,474,626	6.3%
		27,694,718
Taiwan - 17.6%
ASE Technology Holding Company, Ltd.	256,000	1,121,853	0.5%
Asustek Computer, Inc.	49,000	779,844	0.4%
China Steel Corp.	1,010,180	888,349	0.4%
CTBC Financial Holding Company, Ltd.	1,395,348	1,287,634	0.6%
Fubon Financial Holding Company, Ltd.	463,895	978,621	0.5%
Hon Hai Precision Industry Company, Ltd.	815,448	2,774,347	1.3%
Largan Precision Company, Ltd.	8,000	747,221	0.4%
United Microelectronics Corp.	831,794	1,417,234	0.7%
OTHER SECURITIES		28,949,921	12.8%
		38,945,024
Thailand - 1.9%
PTT PCL	861,000	900,112	0.4%
OTHER SECURITIES		3,379,838	1.5%
		4,279,950
Turkey - 1.0%		2,134,840	1.0%
United Arab Emirates - 1.4%
Emaar Properties PJSC	414,904	894,749	0.4%
OTHER SECURITIES		2,182,003	1.0%
		3,076,752
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom - 0.1%		$214,206	0.1%
United States - 0.0%		60,024	0.0%
TOTAL COMMON STOCKS (Cost $218,153,652)		$213,770,903
PREFERRED SECURITIES - 2.5%
Brazil - 2.4%
Banco Bradesco SA	249,976	871,714	0.4%
Petroleo Brasileiro SA	486,306	3,710,423	1.7%
OTHER SECURITIES		762,993	0.3%
		5,345,130
Colombia - 0.1%		106,358	0.1%
India - 0.0%		6,602	0.0%
Philippines - 0.0%		8,904	0.0%
TOTAL PREFERRED SECURITIES (Cost $4,556,795)		$5,466,994
RIGHTS - 0.0%		4,467	0.0%
TOTAL RIGHTS (Cost $0)		$4,467
WARRANTS - 0.0%		61	0.0%
TOTAL WARRANTS (Cost $0)		$61
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 5.3645% (D)(E)	113,933	1,139,355	0.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,139,418)		$1,139,355
Total Investments (Emerging Markets Value Trust) (Cost $223,849,865) - 99.7%		$220,381,780	99.7%
Other assets and liabilities, net - 0.3%		747,969	0.3%
TOTAL NET ASSETS - 100.0%		$221,129,749	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	9	Long	Mar 2024	$2,104,451	$2,169,000	$64,549
						$64,549

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Equity Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.7%
Communication services - 4.7%
News Corp., Class A	1,159,660	$28,469,653	2.1%
News Corp., Class B	109,782	2,823,593	0.2%
The Walt Disney Company	172,242	15,551,730	1.1%
OTHER SECURITIES		17,882,244	1.3%
		64,727,220
Consumer discretionary - 2.7%
Las Vegas Sands Corp.	286,132	14,080,556	1.0%
OTHER SECURITIES		23,068,563	1.7%
		37,149,119
Consumer staples - 8.1%
Conagra Brands, Inc.	581,412	16,663,268	1.2%
Kenvue, Inc.	620,371	13,356,588	1.0%
Kimberly-Clark Corp.	115,813	14,072,438	1.0%
Philip Morris International, Inc.	247,297	23,265,702	1.7%
Walmart, Inc.	93,328	14,713,159	1.1%
OTHER SECURITIES		29,986,826	2.1%
		112,057,981
Energy - 8.6%
Exxon Mobil Corp.	188,220	18,818,236	1.4%
TotalEnergies SE	502,038	34,138,070	2.5%
TotalEnergies SE, ADR	98,578	6,642,186	0.5%
OTHER SECURITIES		59,806,416	4.2%
		119,404,908
Financials - 22.9%
American International Group, Inc.	519,300	35,182,575	2.5%
Chubb, Ltd.	135,385	30,597,010	2.2%
Equitable Holdings, Inc.	697,310	23,220,423	1.7%
Fifth Third Bancorp	536,340	18,498,367	1.3%
Fiserv, Inc. (A)	117,144	15,561,409	1.1%
Huntington Bancshares, Inc.	1,102,840	14,028,125	1.0%
JPMorgan Chase & Co.	94,025	15,993,653	1.2%
Loews Corp.	206,546	14,373,536	1.0%
MetLife, Inc.	316,336	20,919,300	1.5%
The Charles Schwab Corp.	325,515	22,395,432	1.6%
The Hartford Financial Services Group, Inc.	182,166	14,642,503	1.1%
U.S. Bancorp	430,578	18,635,416	1.3%
Wells Fargo & Company	841,063	41,397,122	3.0%
OTHER SECURITIES		32,615,945	2.4%
		318,060,816
Health care - 15.7%
Becton, Dickinson and Company	102,386	24,964,778	1.8%
CVS Health Corp.	209,993	16,581,047	1.2%
Elevance Health, Inc.	68,394	32,251,875	2.3%
Johnson & Johnson	99,750	15,634,815	1.1%
Merck & Company, Inc.	113,353	12,357,744	0.9%
Pfizer, Inc.	488,432	14,061,957	1.0%
The Cigna Group	50,443	15,105,156	1.1%
Zimmer Biomet Holdings, Inc.	154,839	18,843,906	1.4%
OTHER SECURITIES		67,795,676	4.9%
		217,596,954
Industrials - 12.8%
General Electric Company	255,120	32,560,966	2.3%
L3Harris Technologies, Inc.	119,721	25,215,637	1.8%
Siemens AG, ADR	187,337	17,523,503	1.3%
Southwest Airlines Company	419,833	12,124,777	0.9%
Stanley Black & Decker, Inc.	179,465	17,605,517	1.3%
The Boeing Company (A)	92,034	23,989,582	1.7%
United Parcel Service, Inc., Class B	86,534	13,605,741	1.0%
Equity Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
OTHER SECURITIES		$34,655,575	2.5%
		177,281,298
Information technology - 8.9%
Applied Materials, Inc.	99,332	16,098,737	1.1%
Microsoft Corp.	61,966	23,301,695	1.7%
Qualcomm, Inc.	277,816	40,180,528	2.9%
Samsung Electronics Company, Ltd.	198,119	12,025,188	0.9%
Texas Instruments, Inc.	71,155	12,129,081	0.9%
OTHER SECURITIES		19,962,595	1.4%
		123,697,824
Materials - 3.1%
CF Industries Holdings, Inc.	315,668	25,095,606	1.8%
International Paper Company	428,573	15,492,914	1.1%
OTHER SECURITIES		3,160,097	0.2%
		43,748,617
Real estate - 4.1%
Equity Residential	313,032	19,145,037	1.4%
Weyerhaeuser Company	681,172	23,684,350	1.7%
OTHER SECURITIES		14,737,386	1.0%
		57,566,773
Utilities - 6.1%
Dominion Energy, Inc.	386,209	18,151,823	1.3%
NextEra Energy, Inc.	163,537	9,933,237	0.7%
The Southern Company	516,707	36,231,495	2.6%
OTHER SECURITIES		20,840,039	1.5%
		85,156,594
TOTAL COMMON STOCKS (Cost $1,066,179,476)		$1,356,448,104
PREFERRED SECURITIES - 1.4%
Consumer discretionary - 1.2%		17,033,263	1.2%
Utilities - 0.2%
NextEra Energy, Inc., 6.926% (B)	56,812	2,165,673	0.2%
TOTAL PREFERRED SECURITIES (Cost $20,820,977)		$19,198,936
SHORT-TERM INVESTMENTS - 1.0%
Short-term funds - 1.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	221,003	2,210,073	0.2%
OTHER SECURITIES		11,180,114	0.8%
		13,390,187
TOTAL SHORT-TERM INVESTMENTS (Cost $13,390,114)		$13,390,187
Total Investments (Equity Income Trust) (Cost $1,100,390,567) - 100.1%		$1,389,037,227	100.1%
Other assets and liabilities, net - (0.1)%		(1,174,071)	(0.1)%
TOTAL NET ASSETS - 100.0%		$1,387,863,156	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Financial Industries Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.0%
Financials - 93.3%
American Business Bank (A)	26,699	$960,630	0.8%
American Express Company	8,288	1,552,674	1.3%
Ameriprise Financial, Inc.	8,917	3,386,944	2.9%
Arch Capital Group, Ltd. (A)	15,724	1,167,821	1.0%
Ares Management Corp., Class A	23,068	2,743,247	2.3%
Arthur J. Gallagher & Company	8,718	1,960,504	1.7%
Atlantic Union Bankshares Corp.	35,361	1,292,091	1.1%
Bank of America Corp.	87,344	2,940,872	2.5%
BNP Paribas SA	6,741	468,133	0.4%
Cincinnati Financial Corp.	19,509	2,018,401	1.7%
Citigroup, Inc.	75,574	3,887,527	3.3%
Coastal Financial Corp. (A)	23,122	1,026,848	0.9%
Danske Bank A/S	96,728	2,585,665	2.2%
East West Bancorp, Inc.	48,339	3,477,991	3.0%
Eastern Bankshares, Inc.	97,416	1,383,307	1.2%
Everest Group, Ltd.	2,795	988,256	0.8%
Fifth Third Bancorp	85,782	2,958,621	2.5%
First Horizon Corp.	76,150	1,078,284	0.9%
First Merchants Corp.	34,683	1,286,046	1.1%
FleetCor Technologies, Inc. (A)	4,521	1,277,680	1.1%
Independent Bank Corp. (Massachusetts)	20,061	1,320,214	1.1%
ING Groep NV	178,458	2,675,895	2.3%
Intercontinental Exchange, Inc.	18,657	2,396,119	2.0%
JPMorgan Chase & Co.	15,747	2,678,565	2.3%
Kinsale Capital Group, Inc.	5,135	1,719,763	1.5%
KKR & Company, Inc.	43,944	3,640,760	3.1%
M&T Bank Corp.	26,099	3,577,650	3.1%
Markel Group, Inc. (A)	1,610	2,286,039	2.0%
Marsh & McLennan Companies, Inc.	13,900	2,633,633	2.2%
Morgan Stanley	26,489	2,470,099	2.1%
NN Group NV	35,987	1,422,236	1.2%
Onex Corp.	20,283	1,416,389	1.2%
Popular, Inc.	23,838	1,956,385	1.7%
Reinsurance Group of America, Inc.	14,855	2,403,242	2.1%
S&P Global, Inc.	6,091	2,683,207	2.3%
Skyward Specialty Insurance Group, Inc. (A)	66,525	2,253,867	1.9%
Sumitomo Mitsui Financial Group, Inc.	49,800	2,423,258	2.1%
Sumitomo Mitsui Trust Holdings, Inc.	89,400	1,712,178	1.5%
The Carlyle Group, Inc.	33,982	1,382,728	1.2%
The Charles Schwab Corp.	40,435	2,781,928	2.4%
Tradeweb Markets, Inc., Class A	22,488	2,043,709	1.7%
TriCo Bancshares	30,352	1,304,225	1.1%
U.S. Bancorp	68,964	2,984,762	2.5%
Unum Group	52,002	2,351,530	2.0%
Visa, Inc., Class A	14,723	3,833,133	3.3%
Wells Fargo & Company	69,820	3,436,540	2.9%
Western Alliance Bancorp	59,016	3,882,663	3.3%
OTHER SECURITIES		5,433,663	4.5%
		109,545,922
Real estate - 3.7%
Digital Realty Trust, Inc.	11,817	1,590,332	1.4%
Prologis, Inc.	7,840	1,045,072	0.9%
Rexford Industrial Realty, Inc.	17,859	1,001,890	0.8%
Financial Industries Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate (continued)
OTHER SECURITIES		$721,518	0.6%
		4,358,812
TOTAL COMMON STOCKS (Cost $99,435,176)		$113,904,734
CONVERTIBLE BONDS - 0.6%
Financials - 0.6%		683,072	0.6%
TOTAL CONVERTIBLE BONDS (Cost $675,271)		$683,072
CORPORATE BONDS - 0.4%
Financials - 0.4%
BNP Paribas SA 7.750%, (7.750% to 8-16-29, then 5 Year CMT + 4.899%), 08/16/2029 (B)(C)	$508,000	518,551	0.4%
TOTAL CORPORATE BONDS (Cost $475,070)		$518,551
SHORT-TERM INVESTMENTS - 2.5%
Short-term funds - 2.5%
John Hancock Collateral Trust, 5.3645% (D)(E)	297,609	2,976,155	2.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,976,246)		$2,976,155
Total Investments (Financial Industries Trust) (Cost $103,561,763) - 100.5%		$118,082,512	100.5%
Other assets and liabilities, net - (0.5)%		(586,510)	(0.5)%
TOTAL NET ASSETS - 100.0%		$117,496,002	100.0%
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $603,944.
Fundamental All Cap Core Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.8%
Communication services - 10.3%
Alphabet, Inc., Class A (A)	924,344	$129,121,613	5.6%
Atlanta Braves Holdings, Inc., Series C (A)	24,484	969,077	0.0%
CarGurus, Inc. (A)	897,674	21,687,804	1.0%
Liberty Media Corp.-Liberty Formula One, Series C (A)	837,435	52,867,272	2.3%
Liberty Media Corp.-Liberty Live, Series C (A)	35,843	1,340,170	0.1%
Warner Brothers Discovery, Inc. (A)	2,701,557	30,743,719	1.3%
		236,729,655
Consumer discretionary - 21.1%
Amazon.com, Inc. (A)	1,166,445	177,229,653	7.7%
Avolta AG (A)	722,488	28,445,104	1.2%

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Canada Goose Holdings, Inc. (A)	1,660,913	$19,681,819	0.9%
Group 1 Automotive, Inc.	201,310	61,347,209	2.7%
Lennar Corp., A Shares	694,113	103,450,602	4.5%
Mobileye Global, Inc., Class A (A)	261,286	11,318,910	0.5%
NVR, Inc. (A)	4,593	32,153,067	1.4%
Polaris, Inc.	409,796	38,836,367	1.7%
Salvatore Ferragamo SpA	900,805	12,166,309	0.5%
		484,629,040
Consumer staples - 3.7%
Anheuser-Busch InBev SA/NV, ADR	714,127	46,146,887	2.0%
The Hain Celestial Group, Inc. (A)	1,281,580	14,033,301	0.6%
Walmart, Inc.	160,645	25,325,684	1.1%
		85,505,872
Energy - 4.4%
Cheniere Energy, Inc.	399,691	68,231,251	3.0%
Suncor Energy, Inc.	1,033,075	33,099,723	1.4%
		101,330,974
Financials - 16.9%
First Hawaiian, Inc.	3,800,977	86,890,334	3.8%
KKR & Company, Inc.	1,108,478	91,837,402	4.0%
Morgan Stanley	882,321	82,276,433	3.6%
S&P Global, Inc.	108,210	47,668,669	2.0%
The Goldman Sachs Group, Inc.	211,147	81,454,178	3.5%
		390,127,016
Health care - 6.4%
Alnylam Pharmaceuticals, Inc. (A)	63,234	12,103,620	0.5%
Elanco Animal Health, Inc. (A)	988,925	14,734,983	0.7%
Elevance Health, Inc.	83,325	39,292,737	1.7%
Hologic, Inc. (A)	642,676	45,919,200	2.0%
Moderna, Inc. (A)	188,780	18,774,171	0.8%
Thermo Fisher Scientific, Inc.	31,612	16,779,333	0.7%
		147,604,044
Industrials - 6.1%
Parker-Hannifin Corp.	81,823	37,695,856	1.6%
Regal Rexnord Corp.	282,611	41,832,080	1.8%
Sensata Technologies Holding PLC	226,968	8,527,188	0.4%
United Rentals, Inc.	93,179	53,430,702	2.3%
		141,485,826
Information technology - 24.3%
Analog Devices, Inc.	375,451	74,549,551	3.2%
Apple, Inc.	508,907	97,979,865	4.3%
Autodesk, Inc. (A)	143,756	35,001,711	1.5%
Microsoft Corp.	71,611	26,928,600	1.2%
NVIDIA Corp.	175,271	86,797,705	3.8%
Oracle Corp.	355,117	37,439,985	1.6%
Roper Technologies, Inc.	70,448	38,406,136	1.7%
Salesforce, Inc. (A)	281,086	73,964,970	3.2%
Texas Instruments, Inc.	223,994	38,182,017	1.7%
Workday, Inc., Class A (A)	178,887	49,383,545	2.1%
		558,634,085
Materials - 1.2%
Axalta Coating Systems, Ltd. (A)	826,253	28,067,814	1.2%
Real estate - 4.4%
American Tower Corp.	34,627	7,475,277	0.3%
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate (continued)
Crown Castle, Inc.	748,545	$86,224,899	3.8%
Five Point Holdings LLC, Class A (A)	2,354,677	7,228,858	0.3%
		100,929,034
TOTAL COMMON STOCKS (Cost $1,481,443,177)		$2,275,043,360
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
John Hancock Collateral Trust, 5.3645% (B)(C)	2,725,795	27,258,499	1.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $27,260,303)		$27,258,499
Total Investments (Fundamental All Cap Core Trust) (Cost $1,508,703,480) - 100.0%		$2,302,301,859	100.0%
Other assets and liabilities, net - (0.0)%		(1,150,507)	(0.0)%
TOTAL NET ASSETS - 100.0%		$2,301,151,352	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.5%
Communication services - 7.8%
Alphabet, Inc., Class A (A)	116,350	$16,252,932	2.1%
Charter Communications, Inc., Class A (A)	18,020	7,004,014	0.9%
Comcast Corp., Class A	674,965	29,597,215	3.8%
Meta Platforms, Inc., Class A (A)	20,540	7,270,338	1.0%
		60,124,499
Consumer discretionary - 7.4%
Avolta AG (A)	178,831	7,040,762	0.9%
CarMax, Inc. (A)	110,897	8,510,236	1.1%
eBay, Inc.	285,688	12,461,711	1.6%
Lennar Corp., A Shares	195,906	29,197,830	3.8%
		57,210,539
Consumer staples - 7.9%
Anheuser-Busch InBev SA/NV, ADR	215,540	13,928,195	1.8%
Danone SA	184,413	11,964,442	1.5%
Heineken Holding NV	112,010	9,484,348	1.2%
Walmart, Inc.	164,542	25,940,046	3.4%
		61,317,031
Energy - 6.8%
Cheniere Energy, Inc.	138,956	23,721,179	3.1%
Chevron Corp.	66,988	9,991,930	1.3%
Suncor Energy, Inc.	486,385	15,583,775	2.0%
OTHER SECURITIES		3,522,761	0.4%
		52,819,645
Financials - 20.7%
Bank of America Corp.	514,346	17,318,030	2.2%
Citigroup, Inc.	346,030	17,799,783	2.3%
JPMorgan Chase & Co.	89,343	15,197,244	2.0%
KKR & Company, Inc.	355,791	29,477,284	3.8%

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financials (continued)
Morgan Stanley	121,521	$11,331,833	1.5%
Nasdaq, Inc.	336,952	19,590,389	2.5%
State Street Corp.	245,470	19,014,106	2.4%
The Goldman Sachs Group, Inc.	27,447	10,588,229	1.4%
Wells Fargo & Company	326,109	16,051,085	2.1%
OTHER SECURITIES		3,913,533	0.5%
		160,281,516
Health care - 15.4%
Danaher Corp.	46,843	10,836,660	1.4%
Elanco Animal Health, Inc. (A)	939,416	13,997,298	1.8%
Elevance Health, Inc.	78,579	37,054,714	4.8%
Gilead Sciences, Inc.	107,471	8,706,226	1.1%
GSK PLC, ADR	386,185	14,312,016	1.9%
Hologic, Inc. (A)	172,837	12,349,204	1.6%
Merck & Company, Inc.	50,127	5,464,846	0.7%
Moderna, Inc. (A)	69,258	6,887,708	0.9%
Novartis AG, ADR	92,943	9,384,455	1.2%
		118,993,127
Industrials - 13.6%
Airbus SE	55,302	8,543,516	1.1%
Fortive Corp.	177,176	13,045,469	1.7%
L3Harris Technologies, Inc.	42,061	8,858,888	1.1%
Parker-Hannifin Corp.	64,049	29,507,374	3.8%
RTX Corp.	143,230	12,051,372	1.6%
Sensata Technologies Holding PLC	162,252	6,095,808	0.8%
United Rentals, Inc.	47,176	27,051,662	3.5%
		105,154,089
Information technology - 12.2%
Analog Devices, Inc.	54,894	10,899,753	1.4%
Cognizant Technology Solutions Corp., Class A	110,490	8,345,310	1.1%
Microsoft Corp.	39,179	14,732,871	1.9%
Oracle Corp.	307,084	32,375,866	4.2%
Samsung Electronics Company, Ltd.	157,290	9,546,998	1.2%
Vontier Corp.	393,440	13,593,352	1.8%
OTHER SECURITIES		4,564,040	0.6%
		94,058,190
Materials - 2.2%
Axalta Coating Systems, Ltd. (A)	290,592	9,871,410	1.3%
LyondellBasell Industries NV, Class A	73,401	6,978,967	0.9%
		16,850,377
Real estate - 3.5%
Crown Castle, Inc.	233,059	26,846,066	3.5%
TOTAL COMMON STOCKS (Cost $561,788,758)		$753,655,079
ESCROW CERTIFICATES - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $3)		$0
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	SHORT-TERM INVESTMENTS - 2.6%
	Short-term funds - 2.6%
John Hancock Collateral Trust, 5.3645% (B)(C)	2,039,163	$20,392,038	2.6%
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,393,168)	$20,392,038
	Total Investments (Fundamental Large Cap Value Trust) (Cost $582,181,929) - 100.1%	$774,047,117	100.1%
	Other assets and liabilities, net - (0.1)%	(681,000)	(0.1)%
	TOTAL NET ASSETS - 100.0%	$773,366,117	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Global Equity Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.9%
France - 15.2%
Air Liquide SA	26,625	$5,183,755	1.7%
Capgemini SE	37,821	7,904,255	2.7%
Carrefour SA	227,212	4,161,299	1.4%
Cie de Saint-Gobain SA	117,882	8,693,462	2.9%
Sanofi SA	76,744	7,626,247	2.6%
Thales SA	28,531	4,224,656	1.4%
TotalEnergies SE	108,454	7,374,751	2.5%
		45,168,425
Ireland - 5.4%
Accenture PLC, Class A	19,359	6,793,267	2.3%
CRH PLC	12,505	864,846	0.3%
CRH PLC (London Stock Exchange)	120,728	8,308,404	2.8%
		15,966,517
Japan - 10.3%
FANUC Corp.	221,455	6,499,511	2.2%
Mitsubishi Estate Company, Ltd.	225,769	3,094,858	1.0%
Sumitomo Mitsui Financial Group, Inc.	247,900	12,062,775	4.1%
Sumitomo Mitsui Trust Holdings, Inc.	156,800	3,003,015	1.0%
Tokyo Electric Power Company Holdings, Inc. (A)	1,105,200	5,783,646	2.0%
		30,443,805
Netherlands - 5.2%
ING Groep NV	589,620	8,841,066	3.0%
Koninklijke Ahold Delhaize NV	119,643	3,442,296	1.1%
Stellantis NV	140,447	3,290,758	1.1%
		15,574,120
Spain - 1.3%
Amadeus IT Group SA	52,400	3,763,442	1.3%
Switzerland - 1.5%
Chubb, Ltd.	19,178	4,334,228	1.5%
United Kingdom - 1.6%		4,707,038	1.6%
United States - 54.4%
Abbott Laboratories	51,297	5,646,261	1.9%
Alphabet, Inc., Class A (A)	72,148	10,078,354	3.4%

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Global Equity Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United States (continued)
Analog Devices, Inc.	18,192	$3,612,204	1.2%
Apple, Inc.	45,113	8,685,606	2.9%
Arthur J. Gallagher & Company	16,881	3,796,199	1.3%
AutoZone, Inc. (A)	2,585	6,683,802	2.3%
Bank of America Corp.	108,801	3,663,330	1.2%
Cisco Systems, Inc.	88,393	4,465,614	1.5%
ConocoPhillips	77,109	8,950,042	3.0%
Corteva, Inc.	114,734	5,498,053	1.9%
CSX Corp.	130,290	4,517,154	1.5%
Darden Restaurants, Inc.	29,152	4,789,674	1.6%
Electronic Arts, Inc.	20,925	2,862,749	1.0%
Elevance Health, Inc.	15,242	7,187,518	2.4%
Emerson Electric Company	38,198	3,717,811	1.3%
Intercontinental Exchange, Inc.	37,853	4,861,461	1.6%
Lowe's Companies, Inc.	29,136	6,484,217	2.2%
McKesson Corp.	10,102	4,677,024	1.6%
Microsoft Corp.	41,944	15,772,620	5.3%
Oracle Corp.	43,479	4,583,991	1.5%
Otis Worldwide Corp.	40,621	3,634,361	1.2%
Philip Morris International, Inc.	90,233	8,489,121	2.9%
T-Mobile US, Inc.	28,952	4,641,874	1.6%
United Rentals, Inc.	6,119	3,508,757	1.2%
Vertex Pharmaceuticals, Inc. (A)	9,090	3,698,630	1.3%
Visa, Inc., Class A	11,376	2,961,742	1.0%
Walmart, Inc.	26,270	4,141,466	1.4%
Waste Management, Inc.	25,191	4,511,708	1.5%
Wells Fargo & Company	103,275	5,083,196	1.7%
		161,204,539
TOTAL COMMON STOCKS (Cost $240,656,638)		$281,162,114
PREFERRED SECURITIES - 3.4%
South Korea - 3.4%
Samsung Electronics Company, Ltd.	206,597	9,955,188	3.4%
TOTAL PREFERRED SECURITIES (Cost $10,270,632)		$9,955,188
ESCROW CERTIFICATES - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $0)		$0
SHORT-TERM INVESTMENTS - 1.4%
Short-term funds - 1.4%
Federated Government Obligations Fund, Institutional Class, 5.2243% (B)	4,038,695	4,038,695	1.4%
TOTAL SHORT-TERM INVESTMENTS (Cost $4,038,695)		$4,038,695
Total Investments (Global Equity Trust) (Cost $254,965,965) - 99.7%		$295,155,997	99.7%
Other assets and liabilities, net - 0.3%		1,020,624	0.3%
TOTAL NET ASSETS - 100.0%		$296,176,621	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
Health Sciences Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.9%
Financials - 0.1%		$266,357	0.1%
Health care - 97.8%
10X Genomics, Inc., Class A (A)	26,050	1,457,758	0.6%
AbbVie, Inc.	11,757	1,821,982	0.7%
Agilent Technologies, Inc.	22,897	3,183,370	1.2%
Alnylam Pharmaceuticals, Inc. (A)	21,428	4,101,533	1.6%
Amgen, Inc.	17,956	5,171,687	2.0%
Apellis Pharmaceuticals, Inc. (A)	24,874	1,488,958	0.6%
Argenx SE, ADR (A)	13,069	4,971,840	1.9%
AstraZeneca PLC, ADR	77,898	5,246,430	2.0%
Becton, Dickinson and Company	14,017	3,417,765	1.3%
BeiGene, Ltd., ADR (A)	10,735	1,936,165	0.7%
Biogen, Inc. (A)	5,921	1,532,177	0.6%
Biohaven, Ltd. (A)	30,648	1,311,734	0.5%
BioMarin Pharmaceutical, Inc. (A)	17,537	1,690,918	0.6%
Blueprint Medicines Corp. (A)	28,013	2,583,919	1.0%
Boston Scientific Corp. (A)	33,282	1,924,032	0.7%
Centene Corp. (A)	30,142	2,236,838	0.9%
Cytokinetics, Inc. (A)	15,439	1,289,002	0.5%
Danaher Corp.	31,648	7,321,448	2.8%
DexCom, Inc. (A)	15,349	1,904,657	0.7%
Edwards Lifesciences Corp. (A)	25,624	1,953,830	0.7%
Elevance Health, Inc.	19,891	9,379,800	3.6%
Eli Lilly & Company	36,336	21,180,981	8.1%
Exact Sciences Corp. (A)	18,141	1,342,071	0.5%
HCA Healthcare, Inc.	8,449	2,286,975	0.9%
Hologic, Inc. (A)	26,061	1,862,058	0.7%
Humana, Inc.	8,950	4,097,400	1.6%
Immunocore Holdings PLC, ADR (A)	35,810	2,446,539	0.9%
Insmed, Inc. (A)	40,225	1,246,573	0.5%
Intuitive Surgical, Inc. (A)	30,032	10,131,596	3.9%
Ionis Pharmaceuticals, Inc. (A)	24,477	1,238,291	0.5%
Karuna Therapeutics, Inc. (A)	8,678	2,746,674	1.0%
Legend Biotech Corp., ADR (A)	26,141	1,572,904	0.6%
Merck & Company, Inc.	85,402	9,310,526	3.5%
Molina Healthcare, Inc. (A)	13,022	4,704,979	1.8%
MoonLake Immunotherapeutics (A)	20,387	1,231,171	0.5%
Neurocrine Biosciences, Inc. (A)	9,767	1,286,900	0.5%
Novo Nordisk A/S, ADR	28,528	2,951,222	1.1%
Penumbra, Inc. (A)	14,167	3,563,567	1.4%
Regeneron Pharmaceuticals, Inc. (A)	5,627	4,942,138	1.9%
Shockwave Medical, Inc. (A)	8,818	1,680,358	0.6%
Stryker Corp.	28,599	8,564,257	3.3%
The Cigna Group	11,190	3,350,846	1.3%
Thermo Fisher Scientific, Inc.	23,419	12,430,571	4.7%
UnitedHealth Group, Inc.	40,423	21,281,489	8.1%
Veeva Systems, Inc., Class A (A)	7,146	1,375,748	0.5%
Vertex Pharmaceuticals, Inc. (A)	17,825	7,252,814	2.8%
West Pharmaceutical Services, Inc.	5,988	2,108,495	0.8%
Zoetis, Inc.	9,249	1,825,475	0.7%

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
OTHER SECURITIES		$53,368,687	19.9%
		257,307,148
Materials - 0.0%		133,270	0.0%
TOTAL COMMON STOCKS (Cost $204,128,847)		$257,706,775
PREFERRED SECURITIES - 0.5%
Health care - 0.5%
Sartorius AG	3,221	1,182,818	0.5%
TOTAL PREFERRED SECURITIES (Cost $752,990)		$1,182,818
WARRANTS - 0.0%		1,790	0.0%
TOTAL WARRANTS (Cost $29,139)		$1,790
SHORT-TERM INVESTMENTS - 2.2%
Short-term funds - 2.2%
T. Rowe Price Government Reserve Fund, 5.3873% (B)	5,090,968	5,090,968	1.9%
OTHER SECURITIES		671,748	0.3%
		5,762,716
TOTAL SHORT-TERM INVESTMENTS (Cost $5,762,716)		$5,762,716
Total Investments (Health Sciences Trust) (Cost $210,673,692) - 100.6%		$264,654,099	100.6%
Other assets and liabilities, net - (0.6)%		(1,461,117)	(0.6)%
TOTAL NET ASSETS - 100.0%		$263,192,982	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
International Equity Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.5%
Australia - 4.7%
BHP Group, Ltd.	173,263	$5,919,460	0.7%
Commonwealth Bank of Australia	57,296	4,366,928	0.5%
CSL, Ltd.	16,512	3,218,998	0.4%
OTHER SECURITIES		27,948,656	3.1%
		41,454,042
Austria - 0.1%		1,082,483	0.1%
Belgium - 0.5%		4,537,599	0.5%
Brazil - 1.1%		9,989,720	1.1%
Canada - 7.4%
Canadian Pacific Kansas City, Ltd.	31,600	2,500,241	0.3%
Enbridge, Inc.	72,700	2,617,101	0.3%
Manulife Financial Corp. (A)	62,100	1,372,241	0.2%
Royal Bank of Canada	47,534	4,807,031	0.6%
Shopify, Inc., Class A (B)	41,100	3,199,786	0.4%
The Toronto-Dominion Bank	61,684	3,985,800	0.5%
OTHER SECURITIES		47,244,910	5.1%
		65,727,110
Chile - 0.2%		1,480,896	0.2%
China - 6.2%
Alibaba Group Holding, Ltd.	544,400	5,243,956	0.6%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
China (continued)
Alibaba Group Holding, Ltd., ADR	1,300	$100,763	0.0%
Tencent Holdings, Ltd.	228,000	8,608,111	1.0%
OTHER SECURITIES		41,235,850	4.6%
		55,188,680
Colombia - 0.0%		118,372	0.0%
Czech Republic - 0.1%		422,359	0.1%
Denmark - 2.1%
Novo Nordisk A/S, Class B	111,550	11,560,059	1.3%
OTHER SECURITIES		7,059,982	0.8%
		18,620,041
Egypt - 0.0%		244,069	0.0%
Finland - 0.7%		6,012,560	0.7%
France - 7.5%
Air Liquide SA	17,903	3,485,625	0.4%
Airbus SE	20,253	3,128,847	0.4%
L'Oreal SA	8,245	4,110,130	0.5%
LVMH Moet Hennessy Louis Vuitton SE	9,439	7,669,522	0.9%
Sanofi SA	38,910	3,866,586	0.5%
Schneider Electric SE	17,979	3,619,276	0.4%
Schneider Electric SE (Euronext London Exchange)	623	125,240	0.0%
TotalEnergies SE	78,334	5,326,624	0.6%
OTHER SECURITIES		34,890,985	3.8%
		66,222,835
Germany - 5.1%
Allianz SE	13,716	3,665,474	0.4%
Deutsche Telekom AG	110,734	2,662,406	0.3%
SAP SE	35,694	5,494,066	0.6%
Siemens AG	25,979	4,873,892	0.6%
OTHER SECURITIES		28,087,485	3.2%
		44,783,323
Greece - 0.1%		1,176,638	0.1%
Hong Kong - 1.9%
AIA Group, Ltd.	394,000	3,428,936	0.4%
OTHER SECURITIES		13,218,224	1.5%
		16,647,160
Hungary - 0.1%		592,490	0.1%
India - 4.5%
Reliance Industries, Ltd.	20,575	639,112	0.1%
Reliance Industries, Ltd., GDR (C)	41,748	2,607,139	0.3%
OTHER SECURITIES		36,402,675	4.1%
		39,648,926
Indonesia - 0.5%		4,683,340	0.5%
Ireland - 1.2%
PDD Holdings, Inc., ADR (B)	20,400	2,984,724	0.3%
OTHER SECURITIES		7,328,109	0.9%
		10,312,833
Israel - 0.4%		3,781,885	0.4%
Italy - 1.4%		12,572,079	1.4%
Japan - 14.1%
Keyence Corp.	6,596	2,897,995	0.3%
Mitsubishi UFJ Financial Group, Inc.	390,300	3,349,608	0.4%
Shin-Etsu Chemical Company, Ltd.	61,600	2,576,307	0.3%
Sony Group Corp.	42,800	4,050,289	0.5%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Japan (continued)
Tokyo Electron, Ltd.	16,100	$2,861,612	0.3%
Toyota Motor Corp.	362,500	6,642,348	0.8%
OTHER SECURITIES		102,395,231	11.5%
		124,773,390
Jordan - 0.0%		157,390	0.0%
Luxembourg - 0.1%		1,197,725	0.1%
Macau - 0.0%		269,281	0.0%
Malaysia - 0.4%		3,240,889	0.4%
Mexico - 0.7%		6,572,988	0.7%
Netherlands - 3.1%
ASML Holding NV	13,780	10,402,327	1.2%
OTHER SECURITIES		17,120,657	1.9%
		27,522,984
New Zealand - 0.2%		1,386,878	0.2%
Norway - 0.4%		3,775,023	0.4%
Peru - 0.1%		487,825	0.1%
Philippines - 0.2%		1,563,705	0.2%
Poland - 0.3%		2,382,625	0.3%
Portugal - 0.1%		1,060,850	0.1%
Russia - 0.0%		197,427	0.0%
Saudi Arabia - 1.1%		9,976,809	1.1%
Singapore - 0.9%		7,857,824	0.9%
South Africa - 0.8%		6,832,114	0.8%
South Korea - 3.3%
Samsung Electronics Company, Ltd.	163,250	9,908,759	1.1%
OTHER SECURITIES		19,271,881	2.2%
		29,180,640
Spain - 1.7%
Iberdrola SA	206,216	2,704,885	0.3%
OTHER SECURITIES		12,334,230	1.4%
		15,039,115
Sweden - 2.0%		18,052,647	2.0%
Switzerland - 6.6%
Nestle SA	91,268	10,579,776	1.2%
Novartis AG	70,065	7,077,300	0.8%
Roche Holding AG	24,015	6,981,006	0.8%
Roche Holding AG, Bearer Shares	1,094	339,934	0.0%
UBS Group AG	112,426	3,492,130	0.4%
Zurich Insurance Group AG	5,140	2,687,332	0.3%
OTHER SECURITIES		27,477,386	3.1%
		58,634,864
Taiwan - 4.2%
Taiwan Semiconductor Manufacturing Company, Ltd.	842,227	16,146,792	1.8%
OTHER SECURITIES		21,456,944	2.4%
		37,603,736
Thailand - 0.5%		4,109,436	0.5%
Turkey - 0.2%		1,454,631	0.2%
United Arab Emirates - 0.0%		0	0.0%
United Kingdom - 8.5%
AstraZeneca PLC	52,980	7,146,459	0.8%
International Equity Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
BP PLC	585,967	$3,473,651	0.4%
Diageo PLC	76,297	2,769,210	0.3%
GSK PLC	138,567	2,559,219	0.3%
HSBC Holdings PLC	667,549	5,400,442	0.6%
RELX PLC	41,592	1,650,112	0.2%
RELX PLC (Euronext Amsterdam Exchange)	22,799	903,327	0.1%
Rio Tinto PLC	38,490	2,862,926	0.3%
Shell PLC	226,405	7,411,153	0.8%
Unilever PLC	84,932	4,111,640	0.5%
OTHER SECURITIES		37,223,576	4.2%
		75,511,715
United States - 0.2%		1,396,055	0.2%
TOTAL COMMON STOCKS (Cost $637,173,109)		$845,538,006
PREFERRED SECURITIES - 0.9%
Brazil - 0.4%		3,864,169	0.4%
Germany - 0.3%		2,468,270	0.3%
South Korea - 0.2%
Samsung Electronics Company, Ltd.	28,139	1,355,920	0.2%
OTHER SECURITIES		206,871	0.0%
		1,562,791
TOTAL PREFERRED SECURITIES (Cost $7,327,909)		$7,895,230
RIGHTS - 0.0%		2,028	0.0%
TOTAL RIGHTS (Cost $0)		$2,028
WARRANTS - 0.0%		256	0.0%
TOTAL WARRANTS (Cost $0)		$256
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
Fidelity Government Portfolio, Institutional Class, 5.2843% (D)	27,626,363	27,626,363	3.1%
John Hancock Collateral Trust, 5.3645% (D)(E)	182,768	1,827,717	0.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $29,454,060)		$29,454,080
Total Investments (International Equity Index Trust) (Cost $673,955,078) - 99.7%		$882,889,600	99.7%
Other assets and liabilities, net - 0.3%		2,965,809	0.3%
TOTAL NET ASSETS - 100.0%		$885,855,409	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	124	Long	Mar 2024	$13,396,252	$13,964,881	$568,629
Mini MSCI Emerging Markets Index Futures	206	Long	Mar 2024	10,156,155	10,647,110	490,955
MSCI Kuwait Index Futures	121	Long	Mar 2024	1,740,877	1,772,045	31,168
MSCI Qatar Index Futures	129	Long	Mar 2024	1,918,760	2,080,770	162,010
MSCI UAE Index Futures	80	Long	Mar 2024	2,827,449	2,933,200	105,751
S&P/TSX 60 Index Futures	8	Long	Mar 2024	1,483,291	1,534,010	50,719
						$1,409,232

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
International Small Company Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.4%
Australia - 7.0%		$7,444,327	7.0%
Austria - 1.5%
BAWAG Group AG (A)(B)	3,812	201,735	0.2%
OTHER SECURITIES		1,378,777	1.3%
		1,580,512
Belgium - 1.6%
Lotus Bakeries NV	21	190,866	0.2%
OTHER SECURITIES		1,503,044	1.4%
		1,693,910
Bermuda - 0.2%
Hiscox, Ltd.	14,943	200,785	0.2%
OTHER SECURITIES		3,321	0.0%
		204,106
Cambodia - 0.0%		20,843	0.0%
Canada - 10.3%
Alamos Gold, Inc., Class A	17,372	233,628	0.2%
ATS Corp. (B)	4,247	183,047	0.2%
Boyd Group Services, Inc.	1,160	243,801	0.2%
Celestica, Inc. (B)	3,019	88,425	0.1%
Celestica, Inc. (New York Stock Exchange) (B)	3,200	93,696	0.1%
Crescent Point Energy Corp.	9,419	65,326	0.1%
Crescent Point Energy Corp. (New York Stock Exchange)	16,800	116,424	0.1%
Finning International, Inc.	7,281	210,564	0.2%
MEG Energy Corp. (B)	10,188	181,993	0.2%
Parkland Corp.	6,819	219,795	0.2%
PrairieSky Royalty, Ltd. (C)	11,227	196,571	0.2%
SNC-Lavalin Group, Inc.	7,843	252,505	0.2%
OTHER SECURITIES		8,933,888	8.3%
		11,019,663
China - 0.0%		9,516	0.0%
Denmark - 2.4%		2,613,940	2.4%
Finland - 2.1%
Orion OYJ, Class A	711	30,734	0.0%
Orion OYJ, Class B	3,859	167,215	0.2%
Valmet OYJ	6,361	183,944	0.2%
Wartsila OYJ ABP	18,553	269,638	0.3%
OTHER SECURITIES		1,561,941	1.4%
		2,213,472
France - 4.7%
Alten SA	1,325	197,408	0.2%
Elis SA	10,177	212,714	0.2%
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
France (continued)
Gaztransport Et Technigaz SA	1,398	$185,187	0.2%
Rexel SA	10,217	280,418	0.3%
SCOR SE	6,613	193,767	0.2%
SPIE SA	5,882	184,117	0.2%
OTHER SECURITIES		3,783,605	3.4%
		5,037,216
Gabon - 0.0%		3,465	0.0%
Georgia - 0.1%		80,922	0.1%
Germany - 5.8%
Bechtle AG	3,835	192,085	0.2%
CTS Eventim AG & Company KGaA	2,897	200,371	0.2%
FUCHS SE	1,805	64,687	0.1%
GEA Group AG	7,309	303,865	0.3%
HUGO BOSS AG	2,702	201,300	0.2%
LEG Immobilien SE (B)	3,424	299,632	0.3%
OTHER SECURITIES		4,944,241	4.5%
		6,206,181
Gibraltar - 0.0%		19,286	0.0%
Greece - 0.0%		19,508	0.0%
Guernsey, Channel Islands - 0.0%		145	0.0%
Hong Kong - 1.9%		2,081,799	1.9%
Ireland - 0.5%		570,363	0.5%
Isle of Man - 0.1%		68,714	0.1%
Israel - 1.2%		1,262,357	1.2%
Italy - 4.1%
Banco BPM SpA	68,596	363,486	0.4%
Leonardo SpA	19,212	317,441	0.3%
OTHER SECURITIES		3,727,657	3.4%
		4,408,584
Japan - 24.1%		25,740,060	24.1%
Jersey, Channel Islands - 0.1%		73,631	0.1%
Jordan - 0.1%		90,374	0.1%
Liechtenstein - 0.1%		76,664	0.1%
Luxembourg - 0.5%		535,985	0.5%
Macau - 0.0%		3,372	0.0%
Malaysia - 0.0%		15,700	0.0%
Malta - 0.0%		4,199	0.0%

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Mauritius - 0.0%		$10,348	0.0%
Mexico - 0.0%		10,502	0.0%
Netherlands - 1.8%
BE Semiconductor Industries NV	2,921	441,001	0.4%
OTHER SECURITIES		1,541,481	1.4%
		1,982,482
New Zealand - 0.4%		380,995	0.4%
Norway - 0.9%		935,598	0.9%
Peru - 0.0%		22,538	0.0%
Poland - 0.0%		39,806	0.0%
Portugal - 0.4%		407,618	0.4%
Singapore - 1.1%		1,155,743	1.1%
Spain - 2.2%
Banco de Sabadell SA	268,107	330,027	0.3%
Bankinter SA	29,334	188,137	0.2%
OTHER SECURITIES		1,862,379	1.7%
		2,380,543
Sweden - 2.6%		2,771,147	2.6%
Switzerland - 7.7%
Adecco Group AG	5,564	273,268	0.3%
Baloise Holding AG	1,848	289,745	0.3%
Belimo Holding AG	521	287,569	0.3%
Flughafen Zurich AG	1,072	223,989	0.2%
Galenica AG (A)	2,404	207,956	0.2%
Georg Fischer AG	3,955	287,822	0.3%
Helvetia Holding AG	1,796	247,645	0.2%
PSP Swiss Property AG	2,283	319,184	0.3%
Siegfried Holding AG (B)	194	198,447	0.2%
Swiss Prime Site AG	3,767	402,465	0.4%
Temenos AG	2,922	272,296	0.3%
OTHER SECURITIES		5,177,260	4.7%
		8,187,646
Taiwan - 0.0%		7,416	0.0%
United Arab Emirates - 0.0%		53,373	0.0%
United Kingdom - 12.2%
Babcock International Group PLC	40,327	202,746	0.2%
Bellway PLC	6,212	202,904	0.2%
Diploma PLC	4,036	184,331	0.2%
DS Smith PLC	51,703	202,318	0.2%
International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Games Workshop Group PLC	1,582	$198,817	0.2%
Marks & Spencer Group PLC	77,175	267,458	0.3%
OTHER SECURITIES		11,811,404	10.9%
		13,069,978
United States - 0.7%		730,334	0.7%
TOTAL COMMON STOCKS (Cost $113,465,126)		$105,244,881
PREFERRED SECURITIES - 0.4%
Germany - 0.4%
FUCHS SE	3,739	166,348	0.2%
OTHER SECURITIES		230,793	0.2%
		397,141
TOTAL PREFERRED SECURITIES (Cost $344,347)		$397,141
RIGHTS - 0.0%		9,763	0.0%
TOTAL RIGHTS (Cost $0)		$9,763
WARRANTS - 0.0%		912	0.0%
TOTAL WARRANTS (Cost $0)		$912
SHORT-TERM INVESTMENTS - 4.0%
Short-term funds - 4.0%
John Hancock Collateral Trust, 5.3645% (D)(E)	425,702	4,257,109	4.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $4,256,855)		$4,257,109
Total Investments (International Small Company Trust) (Cost $118,066,328) - 102.8%		$109,909,806	102.8%
Other assets and liabilities, net - (2.8)%		(3,024,538)	(2.8)%
TOTAL NET ASSETS - 100.0%		$106,885,268	100.0%
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	7	Long	Mar 2024	$773,863	$788,340	$14,477
						$14,477

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.2%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	28,391,724	$485,214,555	50.2%
Fixed income - 49.8%
Select Bond, Series NAV, JHVIT (MIM US) (B)	40,931,273	480,533,143	49.8%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,041,918,566)		$965,747,698
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	1	15	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $15)		$15
Total Investments (Lifestyle Balanced Portfolio) (Cost $1,041,918,581) - 100.0%		$965,747,713	100.0%
Other assets and liabilities, net - (0.0)%		(182)	(0.0)%
TOTAL NET ASSETS - 100.0%		$965,747,531	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	1,942,690	$33,200,575	20.0%
Fixed income - 80.0%
Select Bond, Series NAV, JHVIT (MIM US) (B)	11,285,964	132,497,215	80.0%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $188,470,297)		$165,697,790
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	8,168	81,686	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $81,666)		$81,686
Total Investments (Lifestyle Conservative Portfolio) (Cost $188,551,963) - 100.0%		$165,779,476	100.0%
Other assets and liabilities, net - (0.0)%		(10,221)	(0.0)%
TOTAL NET ASSETS - 100.0%		$165,769,255	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
Lifestyle Conservative Portfolio (continued)
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.7%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	213,181,216	$3,642,845,732	70.7%
Fixed income - 29.3%
Select Bond, Series NAV, JHVIT (MIM US) (B)	128,572,138	1,509,436,905	29.3%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,419,629,352)		$5,152,282,637
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	8	77	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $77)		$77
Total Investments (Lifestyle Growth Portfolio) (Cost $5,419,629,429) - 100.0%		$5,152,282,714	100.0%
Other assets and liabilities, net - 0.0%		71,094	0.0%
TOTAL NET ASSETS - 100.0%		$5,152,353,808	100.0%
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value	% of Net Assets
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.1%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	6,768,636	$115,675,995	40.1%
Fixed income - 59.9%
Select Bond, Series NAV, JHVIT (MIM US) (B)	14,720,625	172,820,144	59.9%
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $319,203,126)		$288,496,139
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	5,775	57,755	0.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $57,747)		$57,755
Total Investments (Lifestyle Moderate Portfolio) (Cost $319,260,873) - 100.0%		$288,553,894	100.0%
Other assets and liabilities, net - (0.0)%		(8,883)	(0.0)%
TOTAL NET ASSETS - 100.0%		$288,545,011	100.0%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Lifestyle Moderate Portfolio (continued)
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Mid Cap Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.9%
Communication services - 9.6%
Liberty Media Corp.-Liberty Formula One, Series C (A)	121,294	$7,657,290	1.3%
Live Nation Entertainment, Inc. (A)	125,093	11,708,705	1.9%
Pinterest, Inc., Class A (A)	446,627	16,543,064	2.7%
Roku, Inc. (A)	57,765	5,294,740	0.9%
Spotify Technology SA (A)	88,613	16,651,269	2.8%
		57,855,068
Consumer discretionary - 13.9%
Deckers Outdoor Corp. (A)	13,103	8,758,438	1.4%
DraftKings, Inc., Class A (A)	378,615	13,346,179	2.2%
Global-e Online, Ltd. (A)	175,229	6,944,325	1.2%
Las Vegas Sands Corp.	171,663	8,447,536	1.4%
Mobileye Global, Inc., Class A (A)(B)	308,100	13,346,892	2.2%
On Holding AG, Class A (A)	270,249	7,288,616	1.2%
Ross Stores, Inc.	122,999	17,021,832	2.8%
OTHER SECURITIES		8,919,409	1.5%
		84,073,227
Consumer staples - 3.8%
Celsius Holdings, Inc. (A)	140,707	7,671,346	1.3%
e.l.f. Beauty, Inc. (A)	104,552	15,091,036	2.5%
		22,762,382
Energy - 4.0%
Cheniere Energy, Inc.	70,246	11,991,695	2.0%
Targa Resources Corp.	90,987	7,904,041	1.3%
OTHER SECURITIES		4,208,716	0.7%
		24,104,452
Financials - 7.5%
Ares Management Corp., Class A	103,321	12,286,933	2.1%
Block, Inc. (A)	227,982	17,634,408	2.9%
Tradeweb Markets, Inc., Class A	167,387	15,212,131	2.5%
		45,133,472
Health care - 21.8%
Agilent Technologies, Inc.	90,347	12,560,943	2.1%
agilon health, Inc. (A)	444,580	5,579,479	0.9%
Align Technology, Inc. (A)	57,994	15,890,355	2.6%
DexCom, Inc. (A)	156,427	19,411,026	3.2%
Exact Sciences Corp. (A)	225,316	16,668,878	2.8%
Inspire Medical Systems, Inc. (A)	53,438	10,870,892	1.8%
Insulet Corp. (A)	62,964	13,661,929	2.3%
Medpace Holdings, Inc. (A)	28,419	8,711,276	1.4%
Shockwave Medical, Inc. (A)	55,095	10,498,903	1.7%
Veeva Systems, Inc., Class A (A)	69,294	13,340,481	2.2%
OTHER SECURITIES		4,549,304	0.8%
		131,743,466
Industrials - 11.0%
Axon Enterprise, Inc. (A)	63,080	16,295,456	2.7%
Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
Builders FirstSource, Inc. (A)	47,364	$7,906,946	1.3%
Copart, Inc. (A)	277,864	13,615,336	2.3%
EXL Service Holdings, Inc. (A)	285,968	8,822,113	1.5%
Fluor Corp. (A)	299,436	11,728,908	1.9%
The Toro Company	84,683	8,128,721	1.3%
		66,497,480
Information technology - 19.8%
ARM Holdings PLC, ADR (A)(B)	201,036	15,106,850	2.5%
Crowdstrike Holdings, Inc., Class A (A)	40,508	10,342,503	1.7%
Flex, Ltd. (A)	595,788	18,147,701	3.0%
Gartner, Inc. (A)	28,050	12,653,636	2.1%
Informatica, Inc., Class A (A)	181,015	5,139,016	0.9%
MKS Instruments, Inc.	60,518	6,225,487	1.0%
MongoDB, Inc. (A)	26,209	10,715,550	1.8%
Snowflake, Inc., Class A (A)	55,918	11,127,682	1.8%
Universal Display Corp.	52,134	9,971,149	1.6%
Workday, Inc., Class A (A)	35,063	9,679,492	1.6%
Zscaler, Inc. (A)	26,662	5,907,233	1.0%
OTHER SECURITIES		5,100,624	0.8%
		120,116,923
Materials - 1.2%
Vulcan Materials Company	32,932	7,475,893	1.2%
Real estate - 1.4%
CoStar Group, Inc. (A)	100,817	8,810,398	1.4%
Utilities - 0.9%		5,796,325	0.9%
TOTAL COMMON STOCKS (Cost $518,363,011)		$574,369,086
PREFERRED SECURITIES - 0.7%
Information technology - 0.7%		4,209,742	0.7%
TOTAL PREFERRED SECURITIES (Cost $5,070,285)		$4,209,742
EXCHANGE-TRADED FUNDS - 2.5%
iShares Russell Mid-Cap Growth ETF (B)	141,929	14,825,903	2.5%
TOTAL EXCHANGE-TRADED FUNDS (Cost $14,414,012)		$14,825,903
SHORT-TERM INVESTMENTS - 6.1%
Short-term funds - 4.4%
John Hancock Collateral Trust, 5.3645% (C)(D)	2,651,060	26,511,135	4.4%
Repurchase agreement - 1.7%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-29-23 at 5.330% to be repurchased at $10,406,159 on 1-2-24, collateralized by $12,444,678 Government National Mortgage Association, 2.000% due 12-20-50 (valued at $10,608,000)	$10,400,000	10,400,000	1.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $36,911,849)		$36,911,135
Total Investments (Mid Cap Growth Trust) (Cost $574,759,157) - 104.2%		$630,315,866	104.2%
Other assets and liabilities, net - (4.2)%		(25,164,349)	(4.2)%
TOTAL NET ASSETS - 100.0%		$605,151,517	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Growth Trust (continued)
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Communication services - 1.7%		$19,926,726	1.7%
Consumer discretionary - 15.3%
Burlington Stores, Inc. (A)	30,224	5,877,964	0.5%
Deckers Outdoor Corp. (A)	11,986	8,011,802	0.7%
Five Below, Inc. (A)	25,939	5,529,157	0.5%
Floor & Decor Holdings, Inc., Class A (A)	49,642	5,538,062	0.5%
Service Corp. International	68,821	4,710,797	0.4%
Toll Brothers, Inc.	50,065	5,146,181	0.4%
TopBuild Corp. (A)	14,801	5,539,422	0.5%
Williams-Sonoma, Inc.	29,879	6,028,985	0.5%
OTHER SECURITIES		139,230,410	11.3%
		185,612,780
Consumer staples - 4.0%
Casey's General Stores, Inc.	17,359	4,769,212	0.4%
Performance Food Group Company (A)	72,481	5,012,061	0.4%
U.S. Foods Holding Corp. (A)	105,359	4,784,352	0.4%
OTHER SECURITIES		33,738,052	2.8%
		48,303,677
Energy - 4.9%
Ovintiv, Inc.	118,222	5,192,310	0.4%
OTHER SECURITIES		53,847,135	4.5%
		59,039,445
Financials - 15.6%
Annaly Capital Management, Inc.	232,947	4,512,183	0.4%
East West Bancorp, Inc.	65,647	4,723,302	0.4%
Equitable Holdings, Inc.	148,211	4,935,426	0.4%
Fidelity National Financial, Inc.	120,436	6,144,645	0.5%
Reinsurance Group of America, Inc.	30,700	4,966,646	0.4%
RenaissanceRe Holdings, Ltd.	24,453	4,792,788	0.4%
OTHER SECURITIES		159,203,538	13.1%
		189,278,528
Health care - 7.5%
Neurocrine Biosciences, Inc. (A)	45,767	6,030,260	0.5%
Penumbra, Inc. (A)	17,978	4,522,186	0.4%
United Therapeutics Corp. (A)	21,862	4,807,235	0.4%
OTHER SECURITIES		76,002,304	6.2%
		91,361,985
Industrials - 20.5%
AECOM	64,621	5,972,919	0.5%
Carlisle Companies, Inc.	22,677	7,084,975	0.6%
EMCOR Group, Inc.	21,914	4,720,933	0.4%
Graco, Inc.	78,624	6,821,418	0.6%
ITT, Inc.	38,243	4,563,155	0.4%
Lennox International, Inc.	14,899	6,667,600	0.5%
Lincoln Electric Holdings, Inc.	26,644	5,794,004	0.5%
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
nVent Electric PLC	77,284	$4,566,712	0.4%
Owens Corning	41,399	6,136,574	0.5%
Regal Rexnord Corp.	30,906	4,574,706	0.4%
Saia, Inc. (A)	12,366	5,419,029	0.4%
The Toro Company	48,372	4,643,228	0.4%
Watsco, Inc.	15,775	6,759,114	0.6%
XPO, Inc. (A)	54,022	4,731,787	0.4%
OTHER SECURITIES		170,197,524	13.9%
		248,653,678
Information technology - 9.3%
Dynatrace, Inc. (A)	111,077	6,074,801	0.5%
GoDaddy, Inc., Class A (A)	65,598	6,963,884	0.6%
Manhattan Associates, Inc. (A)	28,678	6,174,947	0.5%
Super Micro Computer, Inc. (A)	21,606	6,141,722	0.5%
OTHER SECURITIES		87,558,595	7.2%
		112,913,949
Materials - 7.0%
Cleveland-Cliffs, Inc. (A)	235,170	4,802,171	0.4%
Crown Holdings, Inc.	56,198	5,175,274	0.4%
Reliance Steel & Aluminum Company	26,771	7,487,313	0.6%
RPM International, Inc.	60,010	6,698,916	0.6%
U.S. Steel Corp.	103,894	5,054,443	0.4%
OTHER SECURITIES		55,076,202	4.6%
		84,294,319
Real estate - 7.8%
CubeSmart	104,743	4,854,838	0.4%
Equity LifeStyle Properties, Inc.	86,824	6,124,565	0.5%
Gaming and Leisure Properties, Inc.	124,379	6,138,104	0.5%
Rexford Industrial Realty, Inc.	98,332	5,516,425	0.5%
WP Carey, Inc.	101,860	6,601,534	0.5%
OTHER SECURITIES		64,826,175	5.4%
		94,061,641
Utilities - 3.1%
Vistra Corp.	156,559	6,030,653	0.5%
OTHER SECURITIES		31,866,647	2.6%
		37,897,300
TOTAL COMMON STOCKS (Cost $920,739,752)		$1,171,344,028
SHORT-TERM INVESTMENTS - 3.8%
Short-term funds - 3.8%
John Hancock Collateral Trust, 5.3645% (B)(C)	4,590,151	45,902,432	3.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $45,899,982)		$45,902,432
Total Investments (Mid Cap Index Trust) (Cost $966,639,734) - 100.5%		$1,217,246,460	100.5%
Other assets and liabilities, net - (0.5)%		(5,855,944)	(0.5)%
TOTAL NET ASSETS - 100.0%		$1,211,390,516	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $5,048,391.

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 E-Mini Index Futures	147	Long	Mar 2024	$39,696,255	$41,299,650	$1,603,395
						$1,603,395

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.7%
Communication services - 2.8%
News Corp., Class A	477,388	$11,719,875	1.9%
News Corp., Class B	56,942	1,464,548	0.2%
OTHER SECURITIES		4,269,068	0.7%
		17,453,491
Consumer discretionary - 8.3%
Advance Auto Parts, Inc.	102,700	6,267,781	1.0%
Bath & Body Works, Inc.	159,708	6,892,997	1.1%
Bright Horizons Family Solutions, Inc. (A)	69,689	6,567,491	1.1%
Burlington Stores, Inc. (A)	30,280	5,888,854	0.9%
General Motors Company	219,600	7,888,032	1.3%
Ralph Lauren Corp.	58,240	8,398,208	1.3%
Rivian Automotive, Inc., Class A (A)(B)	229,900	5,393,454	0.9%
OTHER SECURITIES		4,335,909	0.7%
		51,632,726
Consumer staples - 5.7%
Dollar General Corp.	40,300	5,478,785	0.9%
Flowers Foods, Inc.	309,890	6,975,624	1.1%
Tyson Foods, Inc., Class A	127,053	6,829,099	1.1%
OTHER SECURITIES		16,335,145	2.6%
		35,618,653
Energy - 6.1%
Suncor Energy, Inc.	165,363	5,298,231	0.9%
TechnipFMC PLC	400,155	8,059,122	1.3%
Tidewater, Inc. (A)	121,351	8,750,621	1.4%
OTHER SECURITIES		15,589,728	2.5%
		37,697,702
Financials - 16.8%
Fifth Third Bancorp	356,243	12,286,821	2.0%
FleetCor Technologies, Inc. (A)	32,131	9,080,542	1.5%
Global Payments, Inc.	72,155	9,163,685	1.5%
Kemper Corp.	110,652	5,385,433	0.9%
OneMain Holdings, Inc.	109,283	5,376,724	0.9%
Popular, Inc.	102,620	8,422,023	1.3%
Webster Financial Corp.	142,109	7,213,453	1.2%
Western Alliance Bancorp	87,700	5,769,783	0.9%
OTHER SECURITIES		41,089,293	6.6%
		103,787,757
Health care - 9.9%
Baxter International, Inc.	181,573	7,019,612	1.1%
Catalent, Inc. (A)	131,675	5,916,158	1.0%
Charles River Laboratories International, Inc. (A)	27,578	6,519,439	1.1%
Dentsply Sirona, Inc.	147,687	5,256,180	0.9%
Select Medical Holdings Corp.	434,268	10,205,298	1.6%
Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care (continued)
OTHER SECURITIES		$26,352,718	4.2%
		61,269,405
Industrials - 16.8%
Huntington Ingalls Industries, Inc.	20,753	5,388,309	0.9%
JB Hunt Transport Services, Inc.	30,797	6,151,393	1.0%
L3Harris Technologies, Inc.	31,800	6,697,716	1.1%
Norfolk Southern Corp.	25,355	5,993,415	1.0%
Rolls-Royce Holdings PLC (A)	1,872,385	7,141,967	1.1%
Spirit AeroSystems Holdings, Inc., Class A (A)	257,060	8,169,367	1.3%
SS&C Technologies Holdings, Inc.	89,386	5,462,378	0.9%
Stanley Black & Decker, Inc.	145,637	14,286,990	2.3%
Textron, Inc.	107,308	8,629,709	1.4%
The Middleby Corp. (A)	36,516	5,374,060	0.9%
OTHER SECURITIES		31,016,582	4.9%
		104,311,886
Information technology - 11.2%
Corning, Inc.	305,037	9,288,377	1.5%
Marvell Technology, Inc.	92,111	5,555,214	0.9%
MKS Instruments, Inc.	138,619	14,259,737	2.3%
Western Digital Corp. (A)	377,135	19,750,560	3.2%
OTHER SECURITIES		20,263,226	3.3%
		69,117,114
Materials - 6.3%
Ball Corp.	104,347	6,002,039	1.0%
Summit Materials, Inc., Class A (A)	227,820	8,761,957	1.4%
OTHER SECURITIES		23,977,888	3.9%
		38,741,884
Real estate - 6.8%
Regency Centers Corp.	79,220	5,307,740	0.8%
Rexford Industrial Realty, Inc.	141,578	7,942,526	1.3%
OTHER SECURITIES		29,180,491	4.7%
		42,430,757
Utilities - 6.0%
Ameren Corp.	90,494	6,546,336	1.0%
Constellation Energy Corp.	51,314	5,998,093	1.0%
FirstEnergy Corp.	271,201	9,942,229	1.6%
PG&E Corp.	366,374	6,605,723	1.1%
OTHER SECURITIES		8,221,339	1.3%
		37,313,720
TOTAL COMMON STOCKS (Cost $505,367,451)		$599,375,095

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 3.1%
Short-term funds - 3.1%
John Hancock Collateral Trust, 5.3645% (C)(D)	25,463	$254,631	0.0%
T. Rowe Price Government Reserve Fund, 5.3873% (C)	16,999,673	16,999,673	2.8%
OTHER SECURITIES		1,956,059	0.3%
		19,210,363
TOTAL SHORT-TERM INVESTMENTS (Cost $19,210,378)		$19,210,363
Total Investments (Mid Value Trust) (Cost $524,577,829) - 99.8%		$618,585,458	99.8%
Other assets and liabilities, net - 0.2%		1,011,180	0.2%
TOTAL NET ASSETS - 100.0%		$619,596,638	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Real Estate Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.0%
Consumer discretionary - 2.8%
Hyatt Hotels Corp., Class A	23,750	$3,097,238	1.1%
Marriott International, Inc., Class A	12,361	2,787,529	0.9%
Toll Brothers, Inc.	22,275	2,289,647	0.8%
		8,174,414
Health care - 1.0%
Brookdale Senior Living, Inc. (A)	478,090	2,782,484	1.0%
Real estate - 95.2%
American Homes 4 Rent, Class A	258,164	9,283,577	3.2%
American Tower Corp.	27,016	5,832,214	2.0%
AvalonBay Communities, Inc.	84,436	15,808,108	5.4%
Brixmor Property Group, Inc.	484,727	11,279,597	3.8%
CareTrust REIT, Inc.	254,393	5,693,315	1.9%
CBRE Group, Inc., Class A (A)	65,868	6,131,652	2.1%
Corp. Inmobiliaria Vesta SAB de CV, ADR	151,009	5,982,977	2.0%
CubeSmart	165,878	7,688,445	2.6%
Digital Realty Trust, Inc.	47,328	6,369,402	2.2%
EastGroup Properties, Inc.	27,860	5,113,424	1.7%
Empire State Realty Trust, Inc., Class A	795,283	7,706,292	2.6%
EPR Properties	147,120	7,127,964	2.4%
Equinix, Inc.	28,713	23,125,163	7.9%
Essential Properties Realty Trust, Inc.	167,753	4,287,767	1.5%
Essex Property Trust, Inc.	47,264	11,718,636	4.0%
Extra Space Storage, Inc.	76,587	12,279,194	4.2%
Global Medical REIT, Inc.	77,498	860,228	0.3%
Iron Mountain, Inc.	108,723	7,608,436	2.6%
Kilroy Realty Corp.	145,480	5,795,923	2.0%
Kite Realty Group Trust	63,337	1,447,884	0.5%
Phillips Edison & Company, Inc.	141,913	5,176,986	1.8%
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real estate (continued)
Plymouth Industrial REIT, Inc.	239,305	$5,760,071	2.0%
Prologis, Inc.	276,742	36,889,710	12.6%
Public Storage	20,054	6,116,470	2.1%
Ryman Hospitality Properties, Inc.	54,870	6,038,992	2.1%
Simon Property Group, Inc.	89,123	12,712,505	4.3%
SL Green Realty Corp.	143,682	6,490,116	2.2%
Tanger, Inc.	207,653	5,756,141	2.0%
Tricon Residential, Inc.	493,239	4,488,475	1.5%
Ventas, Inc.	28,933	1,442,021	0.5%
Veris Residential, Inc.	341,437	5,370,804	1.8%
VICI Properties, Inc.	186,469	5,944,632	2.0%
Welltower, Inc.	175,655	15,838,811	5.4%
		279,165,932
TOTAL COMMON STOCKS (Cost $257,391,720)		$290,122,830
SHORT-TERM INVESTMENTS - 0.7%
Short-term funds - 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (B)	2,053,393	2,053,393	0.7%
TOTAL SHORT-TERM INVESTMENTS (Cost $2,053,393)		$2,053,393
Total Investments (Real Estate Securities Trust) (Cost $259,445,113) - 99.7%		$292,176,223	99.7%
Other assets and liabilities, net - 0.3%		929,281	0.3%
TOTAL NET ASSETS - 100.0%		$293,105,504	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
Science & Technology Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.7%
Communication services - 13.6%
Alphabet, Inc., Class A (A)	285,989	$39,949,803	4.2%
Alphabet, Inc., Class C (A)	52,374	7,381,068	0.8%
Meta Platforms, Inc., Class A (A)	138,489	49,019,566	5.2%
Pinterest, Inc., Class A (A)	282,983	10,481,690	1.1%
ROBLOX Corp., Class A (A)	99,434	4,546,122	0.5%
Snap, Inc., Class A (A)	433,210	7,334,245	0.8%
The Trade Desk, Inc., Class A (A)	71,216	5,124,703	0.5%
OTHER SECURITIES		4,362,661	0.5%
		128,199,858
Consumer discretionary - 1.0%		9,577,120	1.0%
Consumer staples - 0.2%		1,616,637	0.2%
Financials - 1.8%
Adyen NV (A)(B)	11,930	15,400,927	1.6%
OTHER SECURITIES		1,430,975	0.2%
		16,831,902
Industrials - 0.8%
Uber Technologies, Inc. (A)	114,755	7,065,465	0.8%
OTHER SECURITIES		490,827	0.0%
		7,556,292

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology - 81.3%
Adobe, Inc. (A)	49,429	$29,489,341	3.1%
Advanced Micro Devices, Inc. (A)	153,543	22,633,774	2.4%
Apple, Inc.	241,647	46,524,297	5.0%
Arista Networks, Inc. (A)	41,220	9,707,722	1.0%
ASML Holding NV, NYRS	16,050	12,148,566	1.3%
Autodesk, Inc. (A)	85,839	20,900,080	2.2%
Broadcom, Inc.	47,906	53,475,073	5.7%
Cadence Design Systems, Inc. (A)	63,575	17,315,923	1.8%
Crowdstrike Holdings, Inc., Class A (A)	26,528	6,773,129	0.7%
Endava PLC, ADR (A)	64,019	4,983,879	0.5%
Entegris, Inc.	91,909	11,012,536	1.2%
EPAM Systems, Inc. (A)	49,537	14,729,332	1.6%
Fair Isaac Corp. (A)	4,249	4,945,878	0.5%
GoDaddy, Inc., Class A (A)	84,373	8,957,038	1.0%
HubSpot, Inc. (A)	7,854	4,559,561	0.5%
Intel Corp.	442,636	22,242,459	2.4%
Intuit, Inc.	21,926	13,704,408	1.5%
Keysight Technologies, Inc. (A)	47,965	7,630,752	0.8%
Lam Research Corp.	29,094	22,788,166	2.4%
Lattice Semiconductor Corp. (A)	122,851	8,475,490	0.9%
Marvell Technology, Inc.	266,528	16,074,304	1.7%
Micron Technology, Inc.	68,361	5,833,928	0.6%
Microsoft Corp.	172,040	64,693,922	6.9%
Monolithic Power Systems, Inc.	8,551	5,393,800	0.6%
Nutanix, Inc., Class A (A)	160,513	7,654,865	0.8%
NVIDIA Corp.	187,088	92,649,719	9.9%
ON Semiconductor Corp. (A)	70,625	5,899,306	0.6%
Onto Innovation, Inc. (A)	41,035	6,274,252	0.7%
Palo Alto Networks, Inc. (A)	36,409	10,736,286	1.1%
PTC, Inc. (A)	24,926	4,361,053	0.5%
Qualcomm, Inc.	133,722	19,340,213	2.1%
Salesforce, Inc. (A)	55,790	14,680,581	1.6%
ServiceNow, Inc. (A)	25,965	18,344,013	2.0%
Shopify, Inc., Class A (A)	106,195	8,272,591	0.9%
Snowflake, Inc., Class A (A)	34,498	6,865,102	0.7%
Synaptics, Inc. (A)	51,403	5,864,054	0.6%
Teledyne Technologies, Inc. (A)	10,800	4,819,932	0.5%
Teradyne, Inc.	61,603	6,685,158	0.7%
Texas Instruments, Inc.	119,552	20,378,834	2.2%
Workday, Inc., Class A (A)	20,908	5,771,862	0.6%
Zscaler, Inc. (A)	31,339	6,943,469	0.7%
OTHER SECURITIES		82,877,241	8.8%
		763,411,889
TOTAL COMMON STOCKS (Cost $833,141,987)		$927,193,698
SHORT-TERM INVESTMENTS - 4.2%
Short-term funds - 4.2%
John Hancock Collateral Trust, 5.3645% (C)(D)	1,056,820	10,568,415	1.1%
T. Rowe Price Government Reserve Fund, 5.3873% (C)	27,830,694	27,830,694	3.0%
Science & Technology Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Short-term funds (continued)
OTHER SECURITIES	$613,820	0.1%
	39,012,929
TOTAL SHORT-TERM INVESTMENTS (Cost $39,013,302)	$39,012,929
Total Investments (Science & Technology Trust) (Cost $872,155,289) - 102.9%	$966,206,627	102.9%
Other assets and liabilities, net - (2.9)%	(27,286,231)	(2.9)%
TOTAL NET ASSETS - 100.0%	$938,920,396	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.5%
Communication services - 2.2%		$12,089,601	2.2%
Consumer discretionary - 10.6%
Carvana Company (A)	19,824	1,049,483	0.2%
Duolingo, Inc. (A)	5,993	1,359,512	0.3%
Light & Wonder, Inc. (A)	18,718	1,536,935	0.3%
Meritage Homes Corp.	7,480	1,303,016	0.3%
Taylor Morrison Home Corp. (A)	20,683	1,103,438	0.2%
OTHER SECURITIES		50,816,562	9.3%
		57,168,946
Consumer staples - 3.3%
BellRing Brands, Inc. (A)	26,799	1,485,469	0.3%
e.l.f. Beauty, Inc. (A)	11,013	1,589,616	0.3%
OTHER SECURITIES		14,543,320	2.7%
		17,618,405
Energy - 6.6%
ChampionX Corp.	39,553	1,155,343	0.2%
Chord Energy Corp.	8,561	1,423,095	0.3%
Civitas Resources, Inc.	16,557	1,132,168	0.2%
Matador Resources Company	23,103	1,313,637	0.3%
Murphy Oil Corp.	30,241	1,290,081	0.2%
Noble Corp. PLC	22,969	1,106,187	0.2%
Weatherford International PLC (A)	14,486	1,417,165	0.3%
OTHER SECURITIES		26,932,478	4.9%
		35,770,154
Financials - 16.5%
Cadence Bank	36,348	1,075,537	0.2%
Essent Group, Ltd.	21,331	1,124,997	0.2%
Selective Insurance Group, Inc.	12,395	1,233,055	0.2%
SouthState Corp.	15,218	1,285,153	0.3%
StoneCo, Ltd., Class A (A)	60,105	1,083,693	0.2%
OTHER SECURITIES		82,973,086	15.4%
		88,775,521

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care - 14.9%
Blueprint Medicines Corp. (A)	12,616	$1,163,700	0.2%
Cytokinetics, Inc. (A)	19,297	1,611,107	0.3%
HealthEquity, Inc. (A)	17,411	1,154,349	0.2%
ImmunoGen, Inc. (A)	49,092	1,455,578	0.3%
Intra-Cellular Therapies, Inc. (A)	19,098	1,367,799	0.3%
Option Care Health, Inc. (A)	34,159	1,150,817	0.2%
The Ensign Group, Inc.	11,007	1,235,095	0.2%
Vaxcyte, Inc. (A)	19,380	1,217,064	0.2%
OTHER SECURITIES		70,084,509	13.0%
		80,440,018
Industrials - 16.4%
API Group Corp. (A)	41,770	1,445,242	0.3%
Applied Industrial Technologies, Inc.	7,729	1,334,721	0.3%
Atkore, Inc. (A)	7,691	1,230,560	0.2%
Chart Industries, Inc. (A)	8,887	1,211,565	0.2%
Comfort Systems USA, Inc.	7,303	1,502,008	0.3%
Fluor Corp. (A)	28,963	1,134,481	0.2%
Mueller Industries, Inc.	23,070	1,087,751	0.2%
Simpson Manufacturing Company, Inc.	8,849	1,751,925	0.3%
UFP Industries, Inc.	12,295	1,543,637	0.3%
Watts Water Technologies, Inc., Class A	5,364	1,117,536	0.2%
OTHER SECURITIES		75,251,589	13.9%
		88,611,015
Information technology - 13.1%
Fabrinet (A)	7,589	1,444,414	0.3%
MicroStrategy, Inc., Class A (A)(B)	2,505	1,582,208	0.3%
Novanta, Inc. (A)	7,388	1,244,213	0.2%
Onto Innovation, Inc. (A)	10,103	1,544,749	0.3%
Qualys, Inc. (A)	7,600	1,491,728	0.3%
Rambus, Inc. (A)	22,084	1,507,233	0.3%
SPS Commerce, Inc. (A)	7,527	1,459,034	0.3%
Super Micro Computer, Inc. (A)	9,554	2,715,820	0.5%
Tenable Holdings, Inc. (A)	23,562	1,085,266	0.2%
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
OTHER SECURITIES		$56,572,397	10.4%
		70,647,062
Materials - 4.3%
ATI, Inc. (A)	26,018	1,183,038	0.2%
Commercial Metals Company	24,126	1,207,265	0.2%
OTHER SECURITIES		20,917,474	3.9%
		23,307,777
Real estate - 6.0%
Ryman Hospitality Properties, Inc.	11,912	1,311,035	0.2%
Terreno Realty Corp.	16,741	1,049,158	0.2%
OTHER SECURITIES		29,964,775	5.6%
		32,324,968
Utilities - 2.6%		14,262,059	2.6%
TOTAL COMMON STOCKS (Cost $425,712,827)		$521,015,526
WARRANTS - 0.0%		29,371	0.0%
TOTAL WARRANTS (Cost $0)		$29,371
SHORT-TERM INVESTMENTS - 5.9%
Short-term funds - 5.9%
John Hancock Collateral Trust, 5.3645% (C)(D)	3,207,052	32,071,162	5.9%
TOTAL SHORT-TERM INVESTMENTS (Cost $32,066,070)		$32,071,162
Total Investments (Small Cap Index Trust) (Cost $457,778,897) - 102.4%		$553,116,059	102.4%
Other assets and liabilities, net - (2.4)%		(13,212,826)	(2.4)%
TOTAL NET ASSETS - 100.0%		$539,903,233	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $13,346,464.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	191	Long	Mar 2024	$18,225,905	$19,555,535	$1,329,630
						$1,329,630

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Small Cap Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.7%
Communication services - 1.9%		$3,319,081	1.9%
Consumer discretionary - 15.8%
Chuy's Holdings, Inc. (A)	21,907	837,505	0.5%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Grand Canyon Education, Inc. (A)	8,724	$1,151,917	0.7%
Lithia Motors, Inc.	3,944	1,298,680	0.8%

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
Penske Automotive Group, Inc.	4,213	$676,229	0.4%
PulteGroup, Inc.	7,334	757,015	0.4%
Toll Brothers, Inc.	8,961	921,101	0.5%
TopBuild Corp. (A)	2,948	1,103,318	0.6%
OTHER SECURITIES		20,540,103	11.9%
		27,285,868
Consumer staples - 2.5%		4,322,655	2.5%
Energy - 7.9%
ChampionX Corp.	23,435	684,536	0.4%
Matador Resources Company	22,980	1,306,620	0.8%
Permian Resources Corp.	79,065	1,075,284	0.6%
OTHER SECURITIES		10,607,014	6.1%
		13,673,454
Financials - 21.1%
Ameris Bancorp	14,997	795,591	0.5%
Flywire Corp. (A)	34,784	805,250	0.5%
Houlihan Lokey, Inc.	7,426	890,452	0.5%
Pinnacle Financial Partners, Inc.	9,004	785,329	0.5%
PJT Partners, Inc., Class A	10,411	1,060,569	0.6%
OTHER SECURITIES		32,084,580	18.5%
		36,421,771
Health care - 11.2%
Acadia Healthcare Company, Inc. (A)	12,859	999,916	0.6%
Azenta, Inc. (A)	16,895	1,100,540	0.6%
Crinetics Pharmaceuticals, Inc. (A)	22,475	799,661	0.5%
Insmed, Inc. (A)	25,525	791,020	0.5%
Intra-Cellular Therapies, Inc. (A)	11,492	823,057	0.5%
Medpace Holdings, Inc. (A)	2,697	826,711	0.5%
US Physical Therapy, Inc.	7,669	714,291	0.4%
Veracyte, Inc. (A)	25,404	698,864	0.4%
Vericel Corp. (A)	20,807	740,937	0.4%
OTHER SECURITIES		11,832,476	6.8%
		19,327,473
Industrials - 18.3%
Alamo Group, Inc.	5,243	1,102,026	0.6%
Atkore, Inc. (A)	8,415	1,346,400	0.8%
CACI International, Inc., Class A (A)	2,413	781,474	0.5%
Exponent, Inc.	8,740	769,470	0.5%
Gibraltar Industries, Inc. (A)	14,051	1,109,748	0.7%
Hexcel Corp.	12,495	921,506	0.5%
Hillenbrand, Inc.	15,814	756,700	0.4%
Paycor HCM, Inc. (A)	33,179	716,335	0.4%
RBC Bearings, Inc. (A)	4,030	1,148,107	0.7%
SiteOne Landscape Supply, Inc. (A)	6,586	1,070,225	0.6%
SPX Technologies, Inc. (A)	11,930	1,205,048	0.7%
OTHER SECURITIES		20,659,195	11.9%
		31,586,234
Information technology - 11.0%
Appfolio, Inc., Class A (A)	4,382	759,138	0.4%
Arrow Electronics, Inc. (A)	5,768	705,138	0.4%
CyberArk Software, Ltd. (A)	5,668	1,241,575	0.7%
Intapp, Inc. (A)	25,628	974,377	0.6%
MACOM Technology Solutions Holdings, Inc. (A)	10,006	930,058	0.5%
Novanta, Inc. (A)	7,224	1,216,594	0.7%
Power Integrations, Inc.	8,079	663,367	0.4%
Silicon Laboratories, Inc. (A)	6,022	796,530	0.5%
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
The Descartes Systems Group, Inc. (A)	9,738	$818,576	0.5%
OTHER SECURITIES		10,936,264	6.3%
		19,041,617
Materials - 7.0%
Avient Corp.	22,480	934,494	0.5%
Balchem Corp.	4,841	720,099	0.4%
Quaker Chemical Corp.	3,687	786,880	0.5%
OTHER SECURITIES		9,695,070	5.6%
		12,136,543
Real estate - 1.7%
Ryman Hospitality Properties, Inc.	6,517	717,261	0.4%
STAG Industrial, Inc.	17,947	704,599	0.4%
OTHER SECURITIES		1,576,025	0.9%
		2,997,885
Utilities - 0.3%		410,552	0.3%
TOTAL COMMON STOCKS (Cost $140,066,759)		$170,523,133
PREFERRED SECURITIES - 0.0%
Industrials - 0.0%		39,815	0.0%
TOTAL PREFERRED SECURITIES (Cost $37,663)		$39,815
SHORT-TERM INVESTMENTS - 1.5%
Short-term funds - 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.2676% (B)	2,262,285	2,262,285	1.3%
OTHER SECURITIES		392,066	0.2%
		2,654,351
TOTAL SHORT-TERM INVESTMENTS (Cost $2,654,351)		$2,654,351
Total Investments (Small Cap Opportunities Trust) (Cost $142,758,773) - 100.2%		$173,217,299	100.2%
Other assets and liabilities, net - (0.2)%		(328,771)	(0.2)%
TOTAL NET ASSETS - 100.0%		$172,888,528	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
Small Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.4%
Communication services - 3.5%
Eventbrite, Inc., Class A (A)	329,654	$2,755,907	1.0%
Ziff Davis, Inc. (A)	40,277	2,706,212	1.0%
OTHER SECURITIES		4,187,402	1.5%
		9,649,521
Consumer discretionary - 12.5%
Boyd Gaming Corp.	54,809	3,431,591	1.2%
H&R Block, Inc.	70,798	3,424,499	1.2%
Skyline Champion Corp. (A)	58,351	4,333,145	1.6%
Wingstop, Inc.	25,937	6,654,915	2.4%
YETI Holdings, Inc. (A)	55,796	2,889,117	1.0%
OTHER SECURITIES		14,026,552	5.1%
		34,759,819

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples - 4.7%
Celsius Holdings, Inc. (A)	79,788	$4,350,042	1.6%
e.l.f. Beauty, Inc. (A)	44,861	6,475,237	2.3%
OTHER SECURITIES		2,331,687	0.8%
		13,156,966
Energy - 5.0%
Cactus, Inc., Class A	81,510	3,700,554	1.3%
Chord Energy Corp.	19,853	3,300,164	1.2%
Viper Energy, Inc.	136,157	4,272,607	1.5%
OTHER SECURITIES		2,692,454	1.0%
		13,965,779
Financials - 4.5%
Cadence Bank	98,686	2,920,119	1.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	111,487	3,074,811	1.1%
PJT Partners, Inc., Class A	34,479	3,512,376	1.3%
SiriusPoint, Ltd. (A)	251,675	2,919,430	1.0%
		12,426,736
Health care - 23.0%
Cytokinetics, Inc. (A)	32,933	2,749,576	1.0%
Glaukos Corp. (A)	38,793	3,083,656	1.1%
Haemonetics Corp. (A)	47,765	4,084,385	1.5%
Inari Medical, Inc. (A)	46,224	3,000,862	1.1%
Inspire Medical Systems, Inc. (A)	16,017	3,258,338	1.2%
Intra-Cellular Therapies, Inc. (A)	47,775	3,421,646	1.2%
PROCEPT BioRobotics Corp. (A)	122,198	5,121,318	1.8%
Rocket Pharmaceuticals, Inc. (A)	90,278	2,705,632	1.0%
OTHER SECURITIES		36,836,977	13.1%
		64,262,390
Industrials - 22.8%
Applied Industrial Technologies, Inc.	40,253	6,951,291	2.5%
Casella Waste Systems, Inc., Class A (A)	35,773	3,057,161	1.1%
Comfort Systems USA, Inc.	18,127	3,728,180	1.3%
Curtiss-Wright Corp.	20,570	4,582,790	1.6%
EXL Service Holdings, Inc. (A)	157,894	4,871,031	1.8%
Fluor Corp. (A)	154,484	6,051,138	2.2%
Rush Enterprises, Inc., Class A	65,796	3,309,539	1.2%
Shoals Technologies Group, Inc., Class A (A)	180,430	2,803,882	1.0%
The AZEK Company, Inc. (A)	145,317	5,558,375	2.0%
TriNet Group, Inc. (A)	34,709	4,127,941	1.5%
Verra Mobility Corp. (A)	294,415	6,780,377	2.4%
Zurn Elkay Water Solutions Corp.	144,367	4,245,833	1.5%
OTHER SECURITIES		7,630,374	2.7%
		63,697,912
Information technology - 17.3%
Calix, Inc. (A)	89,839	3,925,066	1.4%
CyberArk Software, Ltd. (A)	18,127	3,970,719	1.4%
DoubleVerify Holdings, Inc. (A)	124,655	4,584,811	1.6%
Five9, Inc. (A)	44,721	3,519,095	1.3%
Jamf Holding Corp. (A)	163,084	2,945,297	1.1%
Manhattan Associates, Inc. (A)	12,728	2,740,593	1.0%
Novanta, Inc. (A)	22,344	3,762,953	1.3%
PowerSchool Holdings, Inc., Class A (A)(B)	191,765	4,517,983	1.6%
Sprout Social, Inc., Class A (A)	55,458	3,407,340	1.2%
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Information technology (continued)
Synaptics, Inc. (A)	26,418	$3,013,765	1.1%
OTHER SECURITIES		12,029,627	4.3%
		48,417,249
Materials - 3.1%
Cabot Corp.	72,406	6,045,901	2.1%
Livent Corp. (A)(B)	151,596	2,725,696	1.0%
		8,771,597
Real estate - 3.0%
Phillips Edison & Company, Inc.	100,508	3,666,532	1.3%
Ryman Hospitality Properties, Inc.	43,830	4,823,930	1.7%
		8,490,462
TOTAL COMMON STOCKS (Cost $241,391,627)		$277,598,431
EXCHANGE-TRADED FUNDS - 0.3%		789,196	0.3%
TOTAL EXCHANGE-TRADED FUNDS (Cost $643,880)		$789,196
SHORT-TERM INVESTMENTS - 1.4%
Short-term funds - 1.2%
John Hancock Collateral Trust, 5.3645% (C)(D)	342,163	3,421,696	1.2%
Repurchase agreement - 0.2%		500,000	0.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $3,921,952)		$3,921,696
Total Investments (Small Cap Stock Trust) (Cost $245,957,459) - 101.1%		$282,309,323	101.1%
Other assets and liabilities, net - (1.1)%		(3,168,347)	(1.1)%
TOTAL NET ASSETS - 100.0%		$279,140,976	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.7%
Communication services - 1.4%
Shutterstock, Inc.	130,527	$6,301,844	1.4%
Consumer discretionary - 12.4%
Century Communities, Inc.	62,539	5,699,804	1.2%
Kontoor Brands, Inc.	135,003	8,426,887	1.8%
Monro, Inc.	168,813	4,952,973	1.1%
Oxford Industries, Inc.	48,214	4,821,400	1.0%
Sonos, Inc. (A)	423,978	7,266,983	1.6%
The Goodyear Tire & Rubber Company (A)	408,840	5,854,589	1.3%
Tri Pointe Homes, Inc. (A)	178,759	6,328,069	1.4%
Visteon Corp. (A)	44,283	5,530,947	1.2%
Wyndham Hotels & Resorts, Inc.	75,656	6,083,499	1.3%
OTHER SECURITIES		2,074,055	0.5%
		57,039,206

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer staples - 2.4%
Post Holdings, Inc. (A)	55,189	$4,859,943	1.0%
Spectrum Brands Holdings, Inc.	78,682	6,276,463	1.4%
		11,136,406
Energy - 5.2%
Chord Energy Corp.	51,471	8,556,024	1.9%
Gulfport Energy Corp. (A)	60,633	8,076,316	1.7%
Sitio Royalties Corp., Class A	320,243	7,528,913	1.6%
		24,161,253
Financials - 26.8%
1st Source Corp.	120,383	6,615,046	1.4%
Assured Guaranty, Ltd.	74,842	5,600,427	1.2%
Berkshire Hills Bancorp, Inc.	247,695	6,150,267	1.3%
Bread Financial Holdings, Inc.	214,140	7,053,772	1.5%
Cadence Bank	266,355	7,881,444	1.7%
Enterprise Financial Services Corp.	135,955	6,070,391	1.3%
First Busey Corp.	258,030	6,404,305	1.4%
First Interstate BancSystem, Inc., Class A	168,020	5,166,615	1.1%
Hancock Whitney Corp.	160,533	7,800,298	1.7%
Houlihan Lokey, Inc.	45,542	5,460,941	1.2%
International Bancshares Corp.	87,922	4,775,923	1.0%
Kemper Corp.	155,908	7,588,042	1.6%
National Bank Holdings Corp., Class A	208,966	7,771,446	1.7%
NMI Holdings, Inc., Class A (A)	162,634	4,826,977	1.1%
Seacoast Banking Corp. of Florida	324,361	9,231,314	2.0%
SiriusPoint, Ltd. (A)	435,836	5,055,698	1.1%
Synovus Financial Corp.	194,578	7,325,862	1.6%
White Mountains Insurance Group, Ltd.	3,262	4,909,343	1.1%
OTHER SECURITIES		8,217,916	1.8%
		123,906,027
Health care - 4.1%
Integra LifeSciences Holdings Corp. (A)	176,663	7,693,674	1.6%
OTHER SECURITIES		11,391,082	2.5%
		19,084,756
Industrials - 17.5%
ACCO Brands Corp.	823,268	5,005,469	1.1%
Air Lease Corp.	168,580	7,070,245	1.5%
American Woodmark Corp. (A)	78,521	7,290,675	1.6%
Brady Corp., Class A	114,928	6,745,124	1.5%
Ryder System, Inc.	46,448	5,344,307	1.2%
Sterling Check Corp. (A)(B)	475,339	6,616,719	1.4%
The Middleby Corp. (A)	39,936	5,877,381	1.3%
Thermon Group Holdings, Inc. (A)	160,973	5,242,891	1.1%
Vestis Corp.	381,802	8,071,294	1.7%
WNS Holdings, Ltd., ADR (A)	100,672	6,362,470	1.4%
OTHER SECURITIES		17,187,096	3.7%
		80,813,671
Information technology - 8.5%
ACI Worldwide, Inc. (A)	263,832	8,073,259	1.7%
Belden, Inc.	76,562	5,914,415	1.3%
CTS Corp.	123,876	5,418,336	1.2%
ePlus, Inc. (A)	95,921	7,658,333	1.7%
Perficient, Inc. (A)	85,425	5,622,674	1.2%
Progress Software Corp.	119,725	6,501,068	1.4%
		39,188,085
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Materials - 8.4%
Axalta Coating Systems, Ltd. (A)	206,859	$7,027,000	1.5%
Element Solutions, Inc.	429,257	9,933,007	2.2%
HB Fuller Company	72,802	5,926,811	1.3%
Mativ Holdings, Inc.	458,717	7,022,957	1.5%
TriMas Corp.	351,859	8,912,588	1.9%
		38,822,363
Real estate - 10.0%
Centerspace	80,719	4,697,846	1.0%
Colliers International Group, Inc. (B)	49,981	6,323,596	1.4%
Independence Realty Trust, Inc.	349,331	5,344,764	1.2%
Pebblebrook Hotel Trust	444,046	7,095,855	1.5%
PotlatchDeltic Corp.	123,409	6,059,382	1.3%
OTHER SECURITIES		16,547,053	3.6%
		46,068,496
Utilities - 2.0%
Portland General Electric Company	116,804	5,062,285	1.1%
OTHER SECURITIES		4,406,302	0.9%
		9,468,587
TOTAL COMMON STOCKS (Cost $412,931,717)		$455,990,694
SHORT-TERM INVESTMENTS - 2.5%
Short-term funds - 1.3%
John Hancock Collateral Trust, 5.3645% (C)(D)	604,751	6,047,636	1.3%
Repurchase agreement - 1.2%
Bank of America Tri-Party Repurchase Agreement dated 12-29-23 at 5.340% to be repurchased at $5,403,204 on 1-2-24, collateralized by $5,234,933 Federal National Mortgage Association, 2.500% - 6.057% due 7-1-37 to 10-1-53 (valued at $4,822,714) and $682,791 Government National Mortgage Association, 6.478% due 1-20-72 (valued at $685,286)	$5,400,000	5,400,000	1.2%
TOTAL SHORT-TERM INVESTMENTS (Cost $11,447,649)		$11,447,636
Total Investments (Small Cap Value Trust) (Cost $424,379,366) - 101.2%		$467,438,330	101.2%
Other assets and liabilities, net - (1.2)%		(5,686,189)	(1.2)%
TOTAL NET ASSETS - 100.0%		$461,752,141	100.0%
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Company Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.6%
Communication services - 1.3%
The New York Times Company, Class A	22,426	$1,098,650	0.8%
OTHER SECURITIES		621,080	0.5%
		1,719,730
Consumer discretionary - 10.9%
Cava Group, Inc. (A)	23,870	1,025,933	0.8%
Meritage Homes Corp.	8,341	1,453,002	1.1%
Papa John's International, Inc.	12,121	923,984	0.7%
Steven Madden, Ltd.	24,474	1,027,908	0.8%
Strategic Education, Inc.	17,189	1,587,748	1.2%
OTHER SECURITIES		8,159,371	6.3%
		14,177,946
Consumer staples - 2.1%
Nomad Foods, Ltd. (A)	57,922	981,778	0.7%
OTHER SECURITIES		1,685,881	1.4%
		2,667,659
Energy - 8.0%
ChampionX Corp.	41,074	1,199,772	0.9%
Matador Resources Company	35,532	2,020,350	1.6%
Range Resources Corp.	37,400	1,138,456	0.9%
Southwestern Energy Company (A)	142,500	933,375	0.7%
TechnipFMC PLC	51,600	1,039,224	0.8%
OTHER SECURITIES		4,090,528	3.1%
		10,421,705
Financials - 27.7%
BankUnited, Inc.	48,612	1,576,487	1.2%
Columbia Banking System, Inc.	52,268	1,394,510	1.1%
Eastern Bankshares, Inc.	91,962	1,305,860	1.0%
FB Financial Corp.	29,768	1,186,255	0.9%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	37,163	1,024,956	0.8%
Home BancShares, Inc.	53,349	1,351,330	1.0%
Houlihan Lokey, Inc.	11,968	1,435,083	1.1%
Live Oak Bancshares, Inc.	29,806	1,356,173	1.1%
National Bank Holdings Corp., Class A	27,961	1,039,870	0.8%
PennyMac Financial Services, Inc.	22,713	2,007,148	1.6%
Pinnacle Financial Partners, Inc.	24,973	2,178,132	1.7%
Popular, Inc.	17,894	1,468,561	1.1%
Radian Group, Inc.	32,949	940,694	0.7%
SouthState Corp.	16,443	1,388,611	1.1%
Texas Capital Bancshares, Inc. (A)	15,843	1,023,933	0.8%
Towne Bank	35,936	1,069,455	0.8%
Virtus Investment Partners, Inc.	4,070	983,963	0.8%
Walker & Dunlop, Inc.	10,178	1,129,860	0.9%
WSFS Financial Corp.	23,209	1,065,989	0.8%
OTHER SECURITIES		10,938,856	8.4%
		35,865,726
Health care - 8.9%
Karuna Therapeutics, Inc. (A)	2,884	912,815	0.7%
Select Medical Holdings Corp.	46,248	1,086,828	0.8%
The Ensign Group, Inc.	8,593	964,221	0.8%
OTHER SECURITIES		8,616,677	6.6%
		11,580,541
Industrials - 13.6%
Beacon Roofing Supply, Inc. (A)	15,039	1,308,694	1.0%
Brady Corp., Class A	15,503	909,871	0.7%
Small Company Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials (continued)
Esab Corp.	10,411	$901,801	0.7%
Landstar System, Inc.	6,003	1,162,481	0.9%
UFP Industries, Inc.	11,238	1,410,931	1.1%
OTHER SECURITIES		11,886,961	9.2%
		17,580,739
Information technology - 6.2%
Littelfuse, Inc.	4,935	1,320,409	1.0%
OTHER SECURITIES		6,746,166	5.2%
		8,066,575
Materials - 4.5%
Constellium SE (A)	55,800	1,113,768	0.9%
Element Solutions, Inc.	44,571	1,031,373	0.8%
Reliance Steel & Aluminum Company	3,905	1,092,150	0.9%
OTHER SECURITIES		2,553,074	1.9%
		5,790,365
Real estate - 9.6%
Apple Hospitality REIT, Inc.	86,029	1,428,942	1.1%
CubeSmart	20,164	934,601	0.7%
EastGroup Properties, Inc.	6,176	1,133,543	0.9%
Terreno Realty Corp.	22,985	1,440,470	1.1%
The St. Joe Company	16,492	992,489	0.8%
OTHER SECURITIES		6,506,936	5.0%
		12,436,981
Utilities - 3.8%
IDACORP, Inc.	14,135	1,389,753	1.1%
OTHER SECURITIES		3,557,053	2.7%
		4,946,806
TOTAL COMMON STOCKS (Cost $101,031,736)		$125,254,773
WARRANTS - 0.0%		428	0.0%
TOTAL WARRANTS (Cost $6,099)		$428
SHORT-TERM INVESTMENTS - 3.9%
Short-term funds - 3.9%
John Hancock Collateral Trust, 5.3645% (B)(C)	71,943	719,443	0.6%
T. Rowe Price Government Reserve Fund, 5.3873% (B)	3,915,053	3,915,053	3.0%
OTHER SECURITIES		454,012	0.3%
		5,088,508
TOTAL SHORT-TERM INVESTMENTS (Cost $5,088,545)		$5,088,508
Total Investments (Small Company Value Trust) (Cost $106,126,380) - 100.5%		$130,343,709	100.5%
Other assets and liabilities, net - (0.5)%		(630,011)	(0.5)%
TOTAL NET ASSETS - 100.0%		$129,713,698	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.4%
Communication services - 6.0%
Alphabet, Inc., Class A (A)	552,484	$77,176,490	1.1%
Alphabet, Inc., Class C (A)	464,918	65,520,894	0.9%
Meta Platforms, Inc., Class A (A)	207,193	73,338,034	1.0%
Netflix, Inc. (A)	40,857	19,892,456	0.3%
OTHER SECURITIES		194,789,588	2.7%
		430,717,462
Consumer discretionary - 10.9%
Amazon.com, Inc. (A)	848,864	128,976,396	1.8%
LVMH Moet Hennessy Louis Vuitton SE	38,689	31,436,238	0.5%
McDonald's Corp.	67,902	20,133,622	0.3%
Tesla, Inc. (A)	258,161	64,147,845	0.9%
The Home Depot, Inc.	93,402	32,368,463	0.5%
Toyota Motor Corp.	1,485,800	27,225,367	0.4%
OTHER SECURITIES		484,224,349	6.5%
		788,512,280
Consumer staples - 6.6%
Costco Wholesale Corp.	41,376	27,311,470	0.4%
Nestle SA	374,098	43,365,388	0.6%
PepsiCo, Inc.	128,725	21,862,654	0.3%
The Coca-Cola Company	363,930	21,446,395	0.3%
The Procter & Gamble Company	220,333	32,287,598	0.5%
Walmart, Inc.	133,355	21,023,416	0.3%
OTHER SECURITIES		305,641,515	4.2%
		472,938,436
Energy - 4.1%
Chevron Corp.	164,009	24,463,582	0.4%
Exxon Mobil Corp.	374,191	37,411,616	0.5%
Shell PLC	927,149	30,349,356	0.4%
TotalEnergies SE	321,085	21,833,451	0.3%
OTHER SECURITIES		181,482,399	2.5%
		295,540,404
Financials - 14.7%
Bank of America Corp.	643,358	21,661,864	0.3%
Berkshire Hathaway, Inc., Class B (A)	169,989	60,628,277	0.9%
HSBC Holdings PLC	2,730,155	22,086,844	0.3%
JPMorgan Chase & Co.	269,979	45,923,428	0.7%
Mastercard, Inc., Class A	77,386	33,005,903	0.5%
Visa, Inc., Class A	148,908	38,768,198	0.6%
OTHER SECURITIES		840,098,006	11.4%
		1,062,172,520
Health care - 11.9%
AbbVie, Inc.	164,843	25,545,720	0.4%
AstraZeneca PLC	217,160	29,292,678	0.4%
Eli Lilly & Company	74,443	43,394,314	0.6%
Johnson & Johnson	224,824	35,238,914	0.5%
Merck & Company, Inc.	236,568	25,790,643	0.4%
Novartis AG	287,191	29,009,303	0.4%
Novo Nordisk A/S, Class B	457,237	47,383,998	0.7%
Roche Holding AG	98,437	28,614,997	0.4%
Roche Holding AG, Bearer Shares	4,485	1,393,604	0.0%
Thermo Fisher Scientific, Inc.	36,049	19,134,449	0.3%
UnitedHealth Group, Inc.	86,454	45,515,437	0.6%
OTHER SECURITIES		529,718,468	7.2%
		860,032,525
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrials - 12.1%
Siemens AG	106,485	$19,977,575	0.3%
OTHER SECURITIES		853,376,819	11.8%
		873,354,394
Information technology - 19.0%
Accenture PLC, Class A	58,616	20,568,941	0.3%
Adobe, Inc. (A)	42,513	25,363,256	0.4%
Advanced Micro Devices, Inc. (A)	150,770	22,225,006	0.3%
Apple, Inc.	1,364,790	262,762,997	3.7%
ASML Holding NV	56,484	42,639,065	0.6%
Broadcom, Inc.	40,981	45,745,041	0.6%
Cisco Systems, Inc.	378,324	19,112,928	0.3%
Intel Corp.	393,344	19,765,536	0.3%
Microsoft Corp.	693,839	260,911,218	3.6%
NVIDIA Corp.	230,570	114,182,875	1.6%
Salesforce, Inc. (A)	90,837	23,902,848	0.3%
SAP SE	146,309	22,520,105	0.3%
OTHER SECURITIES		494,319,193	6.7%
		1,374,019,009
Materials - 4.4%
BHP Group, Ltd.	710,189	24,263,330	0.4%
Linde PLC	45,273	18,594,074	0.3%
OTHER SECURITIES		278,373,010	3.7%
		321,230,414
Real estate - 3.0%		214,394,261	3.0%
Utilities - 2.7%		192,958,446	2.7%
TOTAL COMMON STOCKS (Cost $3,572,737,157)		$6,885,870,151
PREFERRED SECURITIES - 0.1%
Consumer discretionary - 0.1%		6,884,123	0.1%
Consumer staples - 0.0%		1,907,602	0.0%
Health care - 0.0%		1,348,435	0.0%
TOTAL PREFERRED SECURITIES (Cost $10,379,652)		$10,140,160
WARRANTS - 0.0%		59,710	0.0%
TOTAL WARRANTS (Cost $15,655)		$59,710
SHORT-TERM INVESTMENTS - 4.0%
Short-term funds - 4.0%
John Hancock Collateral Trust, 5.3645% (B)(C)	28,873,045	288,736,220	4.0%
TOTAL SHORT-TERM INVESTMENTS (Cost $288,713,028)		$288,736,220
Total Investments (Strategic Equity Allocation Trust) (Cost $3,871,845,492) - 99.5%		$7,184,806,241	99.5%
Other assets and liabilities, net - 0.5%		34,642,145	0.5%
TOTAL NET ASSETS - 100.0%		$7,219,448,386	100.0%
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $27,038,825.

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	762	Long	Mar 2024	$82,413,968	$85,816,440	$3,402,472
Russell 2000 E-Mini Index Futures	162	Long	Mar 2024	16,756,401	16,586,370	(170,031)
S&P 500 E-Mini Index Futures	833	Long	Mar 2024	194,968,021	200,753,000	5,784,979
S&P Mid 400 E-Mini Index Futures	74	Long	Mar 2024	20,698,271	20,790,300	92,029
						$9,109,449

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.6%
Communication services - 7.7%
Alphabet, Inc., Class A (A)	91,603	$12,796,023	1.6%
Alphabet, Inc., Class C (A)	89,964	12,678,627	1.6%
Comcast Corp., Class A	63,541	2,786,273	0.4%
Meta Platforms, Inc., Class A (A)	34,369	12,165,251	1.5%
Netflix, Inc. (A)	6,828	3,324,417	0.4%
The Walt Disney Company	28,082	2,535,524	0.3%
T-Mobile US, Inc.	18,230	2,922,816	0.4%
Verizon Communications, Inc.	64,782	2,442,281	0.3%
OTHER SECURITIES		10,263,494	1.2%
		61,914,706
Consumer discretionary - 10.6%
Amazon.com, Inc. (A)	158,698	24,112,574	3.0%
McDonald's Corp.	11,220	3,326,842	0.4%
Tesla, Inc. (A)	49,069	12,192,665	1.5%
The Home Depot, Inc.	15,471	5,361,475	0.7%
OTHER SECURITIES		40,259,316	5.0%
		85,252,872
Consumer staples - 5.8%
Costco Wholesale Corp.	6,857	4,526,169	0.6%
PepsiCo, Inc.	21,050	3,575,132	0.5%
The Coca-Cola Company	67,562	3,981,429	0.5%
The Procter & Gamble Company	36,748	5,385,052	0.7%
Walmart, Inc.	41,760	6,583,464	0.8%
OTHER SECURITIES		22,764,388	2.7%
		46,815,634
Energy - 3.7%
Chevron Corp.	30,313	4,521,487	0.6%
Exxon Mobil Corp.	62,843	6,283,043	0.8%
OTHER SECURITIES		18,981,171	2.3%
		29,785,701
Financials - 13.0%
Bank of America Corp.	123,353	4,153,296	0.5%
Berkshire Hathaway, Inc., Class A (A)	9	4,883,625	0.6%
Berkshire Hathaway, Inc., Class B (A)	20,430	7,286,564	0.9%
JPMorgan Chase & Co.	45,148	7,679,675	1.0%
Mastercard, Inc., Class A	14,511	6,189,087	0.8%
Morgan Stanley	25,797	2,405,570	0.3%
Visa, Inc., Class A	24,940	6,493,129	0.8%
Wells Fargo & Company	56,831	2,797,222	0.4%
OTHER SECURITIES		62,916,029	7.7%
		104,804,197
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Health care - 11.8%
Abbott Laboratories	26,842	$2,954,499	0.4%
AbbVie, Inc.	27,361	4,240,134	0.5%
Danaher Corp.	11,415	2,640,746	0.3%
Eli Lilly & Company	14,701	8,569,507	1.1%
Johnson & Johnson	37,274	5,842,327	0.7%
Merck & Company, Inc.	39,354	4,290,373	0.6%
Pfizer, Inc.	87,426	2,516,995	0.3%
Thermo Fisher Scientific, Inc.	5,968	3,167,755	0.4%
UnitedHealth Group, Inc.	14,383	7,572,218	1.0%
OTHER SECURITIES		52,743,342	6.5%
		94,537,896
Industrials - 9.3%
The Boeing Company (A)	9,304	2,425,181	0.3%
OTHER SECURITIES		72,054,899	9.0%
		74,480,080
Information technology - 25.4%
Accenture PLC, Class A	10,309	3,617,531	0.5%
Adobe, Inc. (A)	7,040	4,200,064	0.5%
Advanced Micro Devices, Inc. (A)	24,914	3,672,573	0.5%
Apple, Inc.	241,869	46,566,981	5.8%
Broadcom, Inc.	6,388	7,130,605	0.9%
Cisco Systems, Inc.	63,487	3,207,363	0.4%
Intel Corp.	64,653	3,248,813	0.4%
Intuit, Inc.	4,327	2,704,505	0.4%
Microsoft Corp.	114,951	43,226,174	5.4%
NVIDIA Corp.	38,201	18,917,899	2.4%
Oracle Corp.	42,022	4,430,379	0.6%
Qualcomm, Inc.	17,281	2,499,351	0.3%
Salesforce, Inc. (A)	15,035	3,956,310	0.5%
Texas Instruments, Inc.	14,090	2,401,781	0.3%
OTHER SECURITIES		54,656,837	6.5%
		204,437,166
Materials - 2.6%
Linde PLC	7,572	3,109,896	0.4%
OTHER SECURITIES		17,580,111	2.2%
		20,690,007
Real estate - 2.7%		22,105,974	2.7%
Utilities - 2.0%		16,340,895	2.0%
TOTAL COMMON STOCKS (Cost $318,965,567)		$761,165,128

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	PREFERRED SECURITIES - 0.0%
	Consumer discretionary - 0.0%	$9,350	0.0%
	Industrials - 0.0%	11,679	0.0%
	TOTAL PREFERRED SECURITIES (Cost $82,033)	$21,029
	RIGHTS - 0.0%	196	0.0%
	TOTAL RIGHTS (Cost $0)	$196
	WARRANTS - 0.0%	5,504	0.0%
	TOTAL WARRANTS (Cost $62,446)	$5,504
	SHORT-TERM INVESTMENTS - 5.1%
	Short-term funds - 5.1%
John Hancock Collateral Trust, 5.3645% (B)(C)	4,116,085	41,161,671	5.1%
	TOTAL SHORT-TERM INVESTMENTS (Cost $41,155,336)	$41,161,671
	Total Investments (Total Stock Market Index Trust) (Cost $360,265,382) - 99.7%	$802,353,528	99.7%
	Other assets and liabilities, net - 0.3%	2,273,379	0.3%
	TOTAL NET ASSETS - 100.0%	$804,626,907	100.0%
Total Stock Market Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,398,391.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	50	Long	Mar 2024	$4,757,667	$5,119,250	$361,583
S&P 500 E-Mini Index Futures	153	Long	Mar 2024	35,611,789	36,873,000	1,261,211
						$1,622,794

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets on 12-31-23:
Capital Appreciation Trust
United States	87.8%
France	2.5%
Denmark	2.3%
Uruguay	1.9%
Canada	1.7%
United Kingdom	1.7%
Netherlands	1.0%
Other countries	1.1%
TOTAL	100.0%
Equity Income Trust
United States	87.3%
France	3.6%
Germany	2.5%
Switzerland	2.2%
Canada	1.5%
Ireland	1.4%
Other countries	1.5%
TOTAL	100.0%
Financial Industries Trust
United States	83.4%
Japan	3.5%
Netherlands	3.5%
Bermuda	2.4%
Denmark	2.2%
Puerto Rico	1.7%
Canada	1.2%
Other countries	2.1%
TOTAL	100.0%
Fundamental Large Cap Value Trust
United States	86.5%
France	2.7%
Switzerland	2.1%
Canada	2.0%
United Kingdom	1.9%
Belgium	1.8%
South Korea	1.2%
Netherlands	1.2%
Other countries	0.6%
TOTAL	100.0%
Strategic Equity Allocation Trust
United States	67.4%
Japan	7.0%
United Kingdom	4.4%
France	3.7%
Switzerland	3.5%
Germany	2.7%
Australia	2.3%
Netherlands	1.6%
Denmark	1.1%
Sweden	1.0%
Other countries	5.3%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Unaffiliated investments, at value (including securities loaned)	$8,409,156,008	$1,154,276,618	$195,660,511	$901,799,873
Affiliated investments, at value	228,230,262	—	—	—
Total investments, at value	8,637,386,270	1,154,276,618	195,660,511	901,799,873
Cash	42,455	—	—	—
Collateral held at broker for futures contracts	14,913,000	—	—	—
Dividends and interest receivable	9,315,920	—	—	—
Receivable for fund shares sold	141,113	11,643	19,004	11,998
Receivable for investments sold	—	212,870	1,511,141	9,410,490
Receivable for securities lending income	195	—	—	—
Receivable from affiliates	177,924	—	—	—
Other assets	239,446	46,744	8,898	33,935
Total assets	8,662,216,323	1,154,547,875	197,199,554	911,256,296
Liabilities
Payable for futures variation margin	643,854	—	—	—
Payable for fund shares repurchased	28,801,695	185,650	1,523,834	9,392,867
Payable to affiliates
Accounting and legal services fees	181,357	23,720	4,199	18,962
Trustees' fees	13,374	1,961	66	1,261
Other liabilities and accrued expenses	378,782	21,873	14,008	22,413
Total liabilities	30,019,062	233,204	1,542,107	9,435,503
Net assets	$8,632,197,261	$1,154,314,671	$195,657,447	$901,820,793
Net assets consist of
Paid-in capital	$3,354,218,947	$1,009,430,562	$156,249,788	$673,452,973
Total distributable earnings (loss)	5,277,978,314	144,884,109	39,407,659	228,367,820
Net assets	$8,632,197,261	$1,154,314,671	$195,657,447	$901,820,793
Unaffiliated investments, including repurchase agreements, at cost	$3,252,634,117	$1,074,299,800	$175,886,665	$756,262,593
Affiliated investments, at cost	$228,210,085	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$5,786,801,798	$343,344,681	$52,062,534	$270,666,562
Shares outstanding	116,041,699	37,452,055	3,648,589	17,567,843
Net asset value, offering price and redemption price per share	$49.87	$9.17	$14.27	$15.41
Series II
Net assets	$81,831,210	$707,331,229	$116,702,691	$545,207,701
Shares outstanding	1,640,569	77,135,658	8,235,413	36,063,301
Net asset value, offering price and redemption price per share	$49.88	$9.17	$14.17	$15.12
Series III
Net assets	—	$103,638,761	$26,892,222	$85,946,530
Shares outstanding	—	11,285,514	1,874,487	5,607,821
Net asset value, offering price and redemption price per share	—	$9.18	$14.35	$15.33
Series NAV
Net assets	$2,763,564,253	—	—	—
Shares outstanding	55,418,299	—	—	—
Net asset value, offering price and redemption price per share	$49.87	—	—	—
The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Unaffiliated investments, at value (including securities loaned)	$900,640,825	$362,465,700	$1,776,361,392	$581,625,183
Affiliated investments, at value	—	—	5,112,872	4,845,876
Total investments, at value	900,640,825	362,465,700	1,781,474,264	586,471,059
Cash	—	—	55,532	126,225
Foreign currency, at value	—	—	—	690
Dividends and interest receivable	—	—	485,395	378,658
Receivable for fund shares sold	12,560	716,253	443,966	—
Receivable for investments sold	7,885,544	—	9,452,066	—
Receivable for securities lending income	—	—	464	3,013
Other assets	34,789	16,165	64,741	17,884
Total assets	908,573,718	363,198,118	1,791,976,428	586,997,529
Liabilities
Payable for investments purchased	—	642,454	73,093	134,550
Payable for fund shares repurchased	7,870,301	61,118	354,714	174,599
Payable upon return of securities loaned	—	—	5,113,125	4,844,400
Payable to affiliates
Accounting and legal services fees	19,051	7,293	38,874	12,645
Trustees' fees	1,357	401	2,779	592
Other liabilities and accrued expenses	23,861	17,177	93,323	43,797
Total liabilities	7,914,570	728,443	5,675,908	5,210,583
Net assets	$900,659,148	$362,469,675	$1,786,300,520	$581,786,946
Net assets consist of
Paid-in capital	$663,716,888	$405,840,363	$1,006,470,566	$381,292,034
Total distributable earnings (loss)	236,942,260	(43,370,688)	779,829,954	200,494,912
Net assets	$900,659,148	$362,469,675	$1,786,300,520	$581,786,946
Unaffiliated investments, including repurchase agreements, at cost	$727,474,020	$395,442,061	$1,154,552,233	$413,655,825
Affiliated investments, at cost	—	—	$5,113,137	$4,844,773
Foreign currency, at cost	—	—	—	$690
Securities loaned, at value	—	—	$4,991,319	$4,739,016
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$315,484,988	$121,921,253	$303,868,864	$203,803,470
Shares outstanding	20,059,294	8,406,331	11,250,569	41,220,746
Net asset value, offering price and redemption price per share	$15.73	$14.50	$27.01	$4.94
Series II
Net assets	$409,915,991	$212,637,598	$100,604,206	$61,210,199
Shares outstanding	26,239,536	14,667,049	4,034,570	16,215,063
Net asset value, offering price and redemption price per share	$15.62	$14.50	$24.94	$3.77
Series III
Net assets	$175,258,169	$27,910,824	—	—
Shares outstanding	11,169,724	1,933,984	—	—
Net asset value, offering price and redemption price per share	$15.69	$14.43	—	—
Series NAV
Net assets	—	—	$1,381,827,450	$316,773,277
Shares outstanding	—	—	50,946,278	63,122,137
Net asset value, offering price and redemption price per share	—	—	$27.12	$5.02
The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Capital Appreciation Value Trust	Disciplined Value International Trust	Emerging Markets Value Trust	Equity Income Trust
Unaffiliated investments, at value (including securities loaned)	$463,192,000	$280,400,514	$219,242,425	$1,386,827,154
Affiliated investments, at value	3,677,578	6,109,309	1,139,355	2,210,073
Repurchase agreements, at value	2,242,000	—	—	—
Total investments, at value	469,111,578	286,509,823	220,381,780	1,389,037,227
Cash	1,361,112	—	1,838,007	—
Foreign currency, at value	17,226	898,361	930,408	—
Collateral held at broker for futures contracts	—	—	106,200	—
Dividends and interest receivable	1,565,861	968,040	404,353	2,849,635
Receivable for fund shares sold	12,631	184,565	197,828	—
Receivable for investments sold	283,299	2,286,551	—	23,778
Receivable for securities lending income	715	—	—	1,861
Other assets	15,810	7,647	6,721	51,732
Total assets	472,368,232	290,854,987	223,865,297	1,391,964,233
Liabilities
Written options, at value	1,091,741	—	—	—
Payable for futures variation margin	—	—	38,969	—
Due to custodian	—	—	—	27,542
Foreign capital gains tax payable	—	—	1,517,718	—
Payable for investments purchased	439,612	2,286,534	—	11,628
Payable for fund shares repurchased	62,768	—	2,798	1,728,681
Payable upon return of securities loaned	3,676,850	6,108,807	1,139,125	2,205,850
Payable to affiliates
Accounting and legal services fees	9,625	4,986	4,415	28,124
Trustees' fees	556	253	124	2,466
Other liabilities and accrued expenses	43,717	28,549	32,399	96,786
Total liabilities	5,324,869	8,429,129	2,735,548	4,101,077
Net assets	$467,043,363	$282,425,858	$221,129,749	$1,387,863,156
Net assets consist of
Paid-in capital	$416,048,086	$235,253,513	$255,297,788	$1,033,549,419
Total distributable earnings (loss)	50,995,277	47,172,345	(34,168,039)	354,313,737
Net assets	$467,043,363	$282,425,858	$221,129,749	$1,387,863,156
Unaffiliated investments, including repurchase agreements, at cost	$417,199,785	$257,163,650	$222,710,447	$1,098,180,567
Affiliated investments, at cost	$3,677,455	$6,109,680	$1,139,418	$2,210,000
Foreign currency, at cost	$16,572	$889,118	$923,889	—
Premiums received on written options	$1,526,462	—	—	—
Securities loaned, at value	$3,600,653	$5,783,177	$1,114,328	$2,156,394
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$7,326,459	$76,821,981	$6,014,633	$213,859,283
Shares outstanding	664,859	4,965,917	597,856	15,907,957
Net asset value, offering price and redemption price per share	$11.02	$15.47	$10.06	$13.44
Series II
Net assets	$244,578,827	$44,856,265	$25,781,140	$107,326,818
Shares outstanding	22,378,474	2,902,828	2,561,741	8,054,307
Net asset value, offering price and redemption price per share	$10.93	$15.45	$10.06	$13.33
Series NAV
Net assets	$215,138,077	$160,747,612	$189,333,976	$1,066,677,055
Shares outstanding	19,608,934	10,487,030	18,852,399	80,039,385
Net asset value, offering price and redemption price per share	$10.97	$15.33	$10.04	$13.33
The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Equity Trust
Unaffiliated investments, at value (including securities loaned)	$115,106,357	$2,275,043,360	$753,655,079	$295,155,997
Affiliated investments, at value	2,976,155	27,258,499	20,392,038	—
Total investments, at value	118,082,512	2,302,301,859	774,047,117	295,155,997
Foreign currency, at value	51	27	—	57
Dividends and interest receivable	188,902	355,802	560,335	593,200
Receivable for fund shares sold	—	—	—	472,380
Receivable for securities lending income	4,167	—	—	—
Other assets	5,650	70,808	24,132	14,779
Total assets	118,281,282	2,302,728,496	774,631,584	296,236,413
Liabilities
Payable for fund shares repurchased	158,126	1,413,486	1,196,415	14,621
Payable upon return of securities loaned	603,900	—	—	—
Payable to affiliates
Accounting and legal services fees	2,340	46,928	15,795	6,319
Trustees' fees	39	3,630	1,138	269
Other liabilities and accrued expenses	20,875	113,100	52,119	38,583
Total liabilities	785,280	1,577,144	1,265,467	59,792
Net assets	$117,496,002	$2,301,151,352	$773,366,117	$296,176,621
Net assets consist of
Paid-in capital	$108,412,649	$1,279,198,383	$497,476,291	$238,718,136
Total distributable earnings (loss)	9,083,353	1,021,952,969	275,889,826	57,458,485
Net assets	$117,496,002	$2,301,151,352	$773,366,117	$296,176,621
Unaffiliated investments, including repurchase agreements, at cost	$100,585,517	$1,481,443,177	$561,788,761	$254,965,965
Affiliated investments, at cost	$2,976,246	$27,260,303	$20,393,168	—
Foreign currency, at cost	$51	$26	—	$55
Securities loaned, at value	$590,436	—	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$77,139,015	$104,812,978	$446,782,731	$225,215,391
Shares outstanding	7,008,430	3,634,682	17,594,283	10,068,701
Net asset value, offering price and redemption price per share	$11.01	$28.84	$25.39	$22.37
Series II
Net assets	$14,373,037	$48,492,568	$150,460,979	$21,683,666
Shares outstanding	1,323,332	1,690,664	5,864,205	976,988
Net asset value, offering price and redemption price per share	$10.86	$28.68	$25.66	$22.19
Series NAV
Net assets	$25,983,950	$2,147,845,806	$176,122,407	$49,277,564
Shares outstanding	2,372,639	73,827,209	6,931,208	2,204,996
Net asset value, offering price and redemption price per share	$10.95	$29.09	$25.41	$22.35
The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Health Sciences Trust	International Equity Index Trust	International Small Company Trust	Lifestyle Balanced Portfolio
Unaffiliated investments, at value (including securities loaned)	$264,654,099	$879,689,642	$105,652,697	—
Affiliated investments, at value	—	3,199,958	4,257,109	$965,747,713
Total investments, at value	264,654,099	882,889,600	109,909,806	965,747,713
Receivable for futures variation margin	—	115,425	445	—
Cash	—	—	922,765	—
Foreign currency, at value	398	2,846,623	128,983	—
Collateral held at broker for futures contracts	—	1,068,884	24,631	—
Dividends and interest receivable	210,868	3,003,054	357,040	21
Receivable for fund shares sold	42,341	453,658	—	1,035
Receivable for investments sold	200,333	—	186,884	447,716
Receivable for securities lending income	—	960	—	—
Receivable from affiliates	—	25,327	—	—
Other assets	205,313	33,809	4,920	38,236
Total assets	265,313,352	890,437,340	111,535,474	966,234,721
Liabilities
Due to custodian	7,547	438,942	—	6,307
Foreign capital gains tax payable	—	1,392,322	—	—
Payable for investments purchased	2,043,677	—	339,861	—
Payable for fund shares repurchased	32,033	810,364	16,288	429,865
Payable upon return of securities loaned	—	1,826,335	4,256,432	—
Payable to affiliates
Accounting and legal services fees	4,947	19,488	2,207	19,801
Trustees' fees	259	1,235	21	1,514
Other liabilities and accrued expenses	31,907	93,245	35,397	29,703
Total liabilities	2,120,370	4,581,931	4,650,206	487,190
Net assets	$263,192,982	$885,855,409	$106,885,268	$965,747,531
Net assets consist of
Paid-in capital	$193,736,667	$679,028,215	$113,217,156	$1,027,611,628
Total distributable earnings (loss)	69,456,315	206,827,194	(6,331,888)	(61,864,097)
Net assets	$263,192,982	$885,855,409	$106,885,268	$965,747,531
Unaffiliated investments, including repurchase agreements, at cost	$210,673,692	$670,941,637	$113,809,473	—
Affiliated investments, at cost	—	$3,013,441	$4,256,855	$1,041,918,581
Foreign currency, at cost	$392	$2,903,242	$128,845	—
Securities loaned, at value	—	$1,764,067	$3,958,069	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$58,038,568	$325,515,357	$19,097,883	$37,545,444
Shares outstanding	2,475,328	17,753,525	1,504,565	2,968,181
Net asset value, offering price and redemption price per share	$23.45	$18.34	$12.69	$12.65
Series II
Net assets	$50,441,734	$19,128,403	$12,739,095	$772,084,239
Shares outstanding	2,502,016	1,041,456	1,005,041	60,883,705
Net asset value, offering price and redemption price per share	$20.16	$18.37	$12.68	$12.68
Series NAV
Net assets	$154,712,680	$541,211,649	$75,048,290	$156,117,848
Shares outstanding	6,418,993	29,530,988	5,909,010	12,358,204
Net asset value, offering price and redemption price per share	$24.10	$18.33	$12.70	$12.63
The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Mid Cap Growth Trust
Unaffiliated investments, at value (including securities loaned)	—	—	—	$593,404,731
Affiliated investments, at value	$165,779,476	$5,152,282,714	$288,553,894	26,511,135
Repurchase agreements, at value	—	—	—	10,400,000
Total investments, at value	165,779,476	5,152,282,714	288,553,894	630,315,866
Cash	108	—	69	93,924
Foreign currency, at value	—	498	—	—
Dividends and interest receivable	376	117	273	94,993
Receivable for fund shares sold	2,332	6,989	1,298	—
Receivable for investments sold	2,572	2,838,330	148,184	2,516,626
Receivable for securities lending income	—	—	—	18,171
Receivable from affiliates	323	—	201	—
Other assets	8,544	204,346	12,806	24,178
Total assets	165,793,731	5,155,332,994	288,716,725	633,063,758
Liabilities
Due to custodian	—	77	—	—
Payable for investments purchased	—	—	—	834,045
Payable for fund shares repurchased	2,544	2,774,624	145,714	521,375
Payable upon return of securities loaned	—	—	—	26,500,750
Payable to affiliates
Accounting and legal services fees	3,313	105,279	5,805	11,693
Trustees' fees	46	9,571	270	879
Other liabilities and accrued expenses	18,573	89,635	19,925	43,499
Total liabilities	24,476	2,979,186	171,714	27,912,241
Net assets	$165,769,255	$5,152,353,808	$288,545,011	$605,151,517
Net assets consist of
Paid-in capital	$193,972,278	$5,247,016,839	$318,636,615	$700,075,490
Total distributable earnings (loss)	(28,203,023)	(94,663,031)	(30,091,604)	(94,923,973)
Net assets	$165,769,255	$5,152,353,808	$288,545,011	$605,151,517
Unaffiliated investments, including repurchase agreements, at cost	—	—	—	$548,247,308
Affiliated investments, at cost	$188,551,963	$5,419,629,429	$319,260,873	$26,511,849
Foreign currency, at cost	—	$489	—	—
Securities loaned, at value	—	—	—	$25,932,338
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$13,267,802	$199,834,203	$12,515,344	$134,758,904
Shares outstanding	1,190,000	15,246,639	1,040,211	15,611,859
Net asset value, offering price and redemption price per share	$11.15	$13.11	$12.03	$8.63
Series II
Net assets	$145,692,041	$4,375,384,483	$230,777,079	$62,567,419
Shares outstanding	13,047,425	333,385,705	19,132,805	9,275,950
Net asset value, offering price and redemption price per share	$11.17	$13.12	$12.06	$6.75
Series NAV
Net assets	$6,809,412	$577,135,122	$45,252,588	$407,825,194
Shares outstanding	611,419	44,063,228	3,762,838	44,983,973
Net asset value, offering price and redemption price per share	$11.14	$13.10	$12.03	$9.07
The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Mid Cap Index Trust	Mid Value Trust	Real Estate Securities Trust	Science & Technology Trust
Unaffiliated investments, at value (including securities loaned)	$1,171,344,028	$618,330,827	$292,176,223	$955,638,212
Affiliated investments, at value	45,902,432	254,631	—	10,568,415
Total investments, at value	1,217,246,460	618,585,458	292,176,223	966,206,627
Cash	—	127,721	—	—
Foreign currency, at value	—	44,331	—	1,485
Collateral held at broker for futures contracts	2,823,000	—	—	—
Dividends and interest receivable	1,693,662	1,017,157	1,104,176	194,992
Receivable for fund shares sold	14,853	3,007	—	18,205
Receivable for investments sold	1,368,478	616,466	70,636	35,207,329
Receivable for securities lending income	5,472	1,690	292	24,335
Other assets	41,746	19,624	12,201	29,685
Total assets	1,223,193,671	620,415,454	293,363,528	1,001,682,658
Liabilities
Payable for futures variation margin	422,915	—	—	—
Due to custodian	288,282	60,623	—	66,536
Payable for investments purchased	1,543,835	12,837	—	50,394,106
Payable for fund shares repurchased	4,401,869	434,671	224,225	1,631,105
Payable upon return of securities loaned	5,047,382	254,625	—	10,566,876
Payable to affiliates
Accounting and legal services fees	23,415	12,000	5,593	19,986
Trustees' fees	2,062	869	332	1,058
Other liabilities and accrued expenses	73,395	43,191	27,874	82,595
Total liabilities	11,803,155	818,816	258,024	62,762,262
Net assets	$1,211,390,516	$619,596,638	$293,105,504	$938,920,396
Net assets consist of
Paid-in capital	$913,470,037	$494,238,371	$275,273,904	$853,355,904
Total distributable earnings (loss)	297,920,479	125,358,267	17,831,600	85,564,492
Net assets	$1,211,390,516	$619,596,638	$293,105,504	$938,920,396
Unaffiliated investments, including repurchase agreements, at cost	$920,739,752	$524,323,183	$259,445,113	$861,586,501
Affiliated investments, at cost	$45,899,982	$254,646	—	$10,568,788
Foreign currency, at cost	—	$44,162	—	$1,495
Securities loaned, at value	$4,939,356	$247,170	—	$10,307,045
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$882,792,653	$234,879,340	$51,885,237	$717,943,355
Shares outstanding	45,047,636	23,805,965	2,751,993	39,837,377
Net asset value, offering price and redemption price per share	$19.60	$9.87	$18.85	$18.02
Series II
Net assets	$55,629,166	$53,595,201	$25,259,316	$60,717,462
Shares outstanding	2,862,170	5,422,944	1,340,770	4,090,188
Net asset value, offering price and redemption price per share	$19.44	$9.88	$18.84	$14.84
Series NAV
Net assets	$272,968,697	$331,122,097	$215,960,951	$160,259,579
Shares outstanding	13,930,822	33,928,476	11,552,093	8,522,769
Net asset value, offering price and redemption price per share	$19.59	$9.76	$18.69	$18.80
The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust
Unaffiliated investments, at value (including securities loaned)	$521,044,897	$173,217,299	$278,387,627	$455,990,694
Affiliated investments, at value	32,071,162	—	3,421,696	6,047,636
Repurchase agreements, at value	—	—	500,000	5,400,000
Total investments, at value	553,116,059	173,217,299	282,309,323	467,438,330
Cash	182,361	—	98,678	51,673
Foreign currency, at value	—	—	—	50
Collateral held at broker for futures contracts	1,883,100	—	—	—
Dividends and interest receivable	639,752	136,308	157,168	494,609
Receivable for fund shares sold	145,639	59,446	38,106	7,576
Receivable for investments sold	—	10,504	—	334,059
Receivable for securities lending income	41,091	48	1,097	70
Other assets	19,644	5,895	11,565	15,946
Total assets	556,027,646	173,429,500	282,615,937	468,342,313
Liabilities
Payable for futures variation margin	320,716	—	—	—
Due to custodian	—	141	—	—
Payable for investments purchased	159,217	483,317	—	199,916
Payable for fund shares repurchased	2,260,677	25,992	20,086	294,408
Payable upon return of securities loaned	13,331,989	—	3,419,650	6,047,650
Payable to affiliates
Accounting and legal services fees	9,796	3,254	5,075	8,910
Trustees' fees	768	73	246	597
Other liabilities and accrued expenses	41,250	28,195	29,904	38,691
Total liabilities	16,124,413	540,972	3,474,961	6,590,172
Net assets	$539,903,233	$172,888,528	$279,140,976	$461,752,141
Net assets consist of
Paid-in capital	$431,082,294	$132,310,374	$309,507,889	$398,360,145
Total distributable earnings (loss)	108,820,939	40,578,154	(30,366,913)	63,391,996
Net assets	$539,903,233	$172,888,528	$279,140,976	$461,752,141
Unaffiliated investments, including repurchase agreements, at cost	$425,712,827	$142,758,773	$242,535,507	$418,331,717
Affiliated investments, at cost	$32,066,070	—	$3,421,952	$6,047,649
Foreign currency, at cost	—	—	—	$50
Securities loaned, at value	$15,020,049	—	$3,337,158	$5,920,246
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$367,117,414	$84,961,643	$75,015,501	$132,731,572
Shares outstanding	28,073,431	3,107,404	12,839,376	9,607,491
Net asset value, offering price and redemption price per share	$13.08	$27.34	$5.84	$13.82
Series II
Net assets	$27,267,275	$29,163,178	$20,360,987	$19,732,232
Shares outstanding	2,103,858	1,101,705	4,106,626	1,443,825
Net asset value, offering price and redemption price per share	$12.96	$26.47	$4.96	$13.67
Series NAV
Net assets	$145,518,544	$58,763,707	$183,764,488	$309,288,337
Shares outstanding	11,108,523	2,171,475	30,335,879	22,527,337
Net asset value, offering price and redemption price per share	$13.10	$27.06	$6.06	$13.73
The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust
Unaffiliated investments, at value (including securities loaned)	$129,624,266	$6,896,070,021	$761,191,857
Affiliated investments, at value	719,443	288,736,220	41,161,671
Total investments, at value	130,343,709	7,184,806,241	802,353,528
Cash	—	—	4,606
Foreign currency, at value	—	1,946,509	102
Collateral held at broker for futures contracts	—	25,507,700	2,169,800
Dividends and interest receivable	154,290	14,274,532	850,433
Receivable for fund shares sold	1,949	—	1,869,564
Receivable for investments sold	23,605	27,310,672	—
Receivable for securities lending income	13,754	41,943	9,824
Other assets	5,558	245,799	26,187
Total assets	130,542,865	7,254,133,396	807,284,044
Liabilities
Payable for futures variation margin	—	791,930	168,856
Due to custodian	11,905	615,287	—
Payable for investments purchased	64,567	1,119,764	—
Payable for fund shares repurchased	10,261	4,496,460	21,608
Payable upon return of securities loaned	718,241	27,029,746	2,397,768
Payable to affiliates
Accounting and legal services fees	2,489	147,840	16,191
Trustees' fees	—	13,828	1,129
Other liabilities and accrued expenses	21,704	470,155	51,585
Total liabilities	829,167	34,685,010	2,657,137
Net assets	$129,713,698	$7,219,448,386	$804,626,907
Net assets consist of
Paid-in capital	$100,329,512	$3,298,786,296	$319,651,741
Total distributable earnings (loss)	29,384,186	3,920,662,090	484,975,166
Net assets	$129,713,698	$7,219,448,386	$804,626,907
Unaffiliated investments, including repurchase agreements, at cost	$105,406,900	$3,583,132,464	$319,110,046
Affiliated investments, at cost	$719,480	$288,713,028	$41,155,336
Foreign currency, at cost	—	$1,904,316	$103
Securities loaned, at value	$704,052	$25,990,564	$2,323,616
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$42,814,577	—	$506,954,514
Shares outstanding	4,671,687	—	20,870,839
Net asset value, offering price and redemption price per share	$9.16	—	$24.29
Series II
Net assets	$31,517,822	—	$44,957,153
Shares outstanding	3,675,134	—	1,862,947
Net asset value, offering price and redemption price per share	$8.58	—	$24.13
Series NAV
Net assets	$55,381,299	$7,219,448,386	$252,715,240
Shares outstanding	6,090,327	422,356,696	10,405,492
Net asset value, offering price and redemption price per share	$9.09	$17.09	$24.29
The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	500 Index Trust	American Asset Allocation Trust	American Global Growth Trust	American Growth Trust
Dividends from unaffiliated investments	$119,266,899	$27,031,544	$2,096,854	$4,918,545
Dividends from affiliated investments	14,886,871	—	—	—
Interest	729,725	—	—	—
Securities lending	157,682	—	—	—
Less foreign taxes withheld	(31,971)	—	—	—
Total investment income	135,009,206	27,031,544	2,096,854	4,918,545
Expenses
Investment management fees	34,937,067	—	—	—
Distribution and service fees	2,718,377	7,428,115	1,199,480	5,440,559
Accounting and legal services fees	1,463,429	216,571	36,138	160,762
Trustees' fees	180,619	27,946	4,548	19,871
Custodian fees	852,668	11,961	11,973	12,046
Printing and postage	123,705	37,281	19,323	29,441
Professional fees	276,633	58,954	27,342	51,751
Other	179,985	31,249	13,550	25,504
Total expenses	40,732,483	7,812,077	1,312,354	5,739,934
Less expense reductions	(19,052,343)	(500,022)	(105,300)	(526,381)
Net expenses	21,680,140	7,312,055	1,207,054	5,213,553
Net investment income (loss)	113,329,066	19,719,489	889,800	(295,008)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	67,514,974	43,240,848	6,549,247	36,810,764
Affiliated investments	235,778	—	—	—
Capital gain distributions received from unaffiliated investments	—	43,052,672	13,944,784	46,371,911
Futures contracts	42,046,913	—	—	—
	109,797,665	86,293,520	20,494,031	83,182,675
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,513,767,812	39,243,999	16,057,669	182,663,133
Affiliated investments	(57,738)	—	—	—
Futures contracts	13,608,470	—	—	—
	1,527,318,544	39,243,999	16,057,669	182,663,133
Net realized and unrealized gain (loss)	1,637,116,209	125,537,519	36,551,700	265,845,808
Increase in net assets from operations	$1,750,445,275	$145,257,008	$37,441,500	$265,550,800
The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust	Capital Appreciation Trust
Dividends from unaffiliated investments	$13,417,403	$5,390,416	$9,513,863	$3,337,761
Interest	—	—	416,238	2,354
Securities lending	—	—	15,765	6,353
Less foreign taxes withheld	—	—	(55,035)	(76,708)
Total investment income	13,417,403	5,390,416	9,890,831	3,269,760
Expenses
Investment management fees	—	—	11,928,194	3,599,666
Distribution and service fees	5,101,822	2,323,677	367,674	231,435
Accounting and legal services fees	164,411	67,480	321,241	98,955
Trustees' fees	20,842	8,660	38,804	11,736
Custodian fees	12,012	11,966	200,950	75,042
Printing and postage	31,278	18,657	38,301	27,393
Professional fees	53,467	34,614	84,780	62,507
Other	25,816	16,743	61,313	29,148
Total expenses	5,409,648	2,481,797	13,041,257	4,135,882
Less expense reductions	(337,617)	(67,311)	(564,189)	(36,728)
Net expenses	5,072,031	2,414,486	12,477,068	4,099,154
Net investment income (loss)	8,345,372	2,975,930	(2,586,237)	(829,394)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	18,917,155	(208,960)	175,429,827	34,829,584
Affiliated investments	—	—	(4)	900
Capital gain distributions received from unaffiliated investments	44,729,203	—	—	—
	63,646,358	(208,960)	175,429,823	34,830,484
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	123,772,785	47,143,572	473,053,210	176,198,950
Affiliated investments	—	—	(530)	1,131
	123,772,785	47,143,572	473,052,680	176,200,081
Net realized and unrealized gain (loss)	187,419,143	46,934,612	648,482,503	211,030,565
Increase in net assets from operations	$195,764,515	$49,910,542	$645,896,266	$210,201,171
The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Capital Appreciation Value Trust	Disciplined Value International Trust	Emerging Markets Value Trust	Equity Income Trust
Interest	$8,397,117	$19,735	$29,186	$9,205
Dividends from unaffiliated investments	5,015,308	9,523,375	10,076,263	38,079,478
Securities lending	9,930	53,066	11,840	64,876
Less foreign taxes withheld	(43,580)	(893,197)	(1,122,397)	(1,204,755)
Total investment income	13,378,775	8,702,979	8,994,892	36,948,804
Expenses
Investment management fees	3,695,913	2,019,116	1,759,016	9,305,662
Distribution and service fees	601,925	146,084	66,880	373,838
Accounting and legal services fees	85,770	53,256	40,821	261,606
Trustees' fees	10,824	6,883	5,193	33,969
Custodian fees	72,693	108,015	276,882	178,689
Printing and postage	22,235	26,550	27,981	42,628
Professional fees	66,672	69,729	60,247	94,241
Other	29,614	31,064	28,919	49,038
Total expenses	4,585,646	2,460,697	2,265,939	10,339,671
Less expense reductions	(196,357)	(20,497)	(15,327)	(408,382)
Net expenses	4,389,289	2,440,200	2,250,612	9,931,289
Net investment income	8,989,486	6,262,779	6,744,280	27,017,515
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,918,748	25,229,549	2,179,031	63,664,238
Affiliated investments	170	873	(46)	3,787
Futures contracts	—	—	25,139	—
Written options	(356,338)	—	—	—
	3,562,580	25,230,422	2,204,124	63,668,025
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	62,661,849	17,503,386	20,644,818[1]	33,058,644
Affiliated investments	123	(371)	(63)	611
Futures contracts	—	—	78,911	—
Written options	(1,119,011)	—	—	—
	61,542,961	17,503,015	20,723,666	33,059,255
Net realized and unrealized gain (loss)	65,105,541	42,733,437	22,927,790	96,727,280
Increase in net assets from operations	$74,095,027	$48,996,216	$29,672,070	$123,744,795

[1]	Net of $946,501 increase in deferred foreign withholding taxes.
The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Equity Trust
Dividends from unaffiliated investments	$3,266,515	$23,268,767	$13,579,813	$6,700,366
Interest	124,270	—	—	—
Dividends from affiliated investments	87,645	928,174	918,488	—
Securities lending	13,949	—	—	—
Less foreign taxes withheld	(83,737)	(343,240)	(351,951)	(476,076)
Total investment income	3,408,642	23,853,701	14,146,350	6,224,290
Expenses
Investment management fees	920,738	14,019,257	5,060,601	2,279,641
Distribution and service fees	74,745	161,330	576,809	161,756
Accounting and legal services fees	22,810	402,494	142,248	54,783
Trustees' fees	3,102	49,856	18,186	7,015
Custodian fees	33,191	255,601	103,506	92,517
Printing and postage	18,083	41,003	28,636	30,608
Professional fees	42,926	100,191	58,976	76,774
Other	19,868	56,898	28,612	24,533
Total expenses	1,135,463	15,086,630	6,017,574	2,727,627
Less expense reductions	(9,181)	(158,700)	(83,167)	(20,681)
Net expenses	1,126,282	14,927,930	5,934,407	2,706,946
Net investment income	2,282,360	8,925,771	8,211,943	3,517,344
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(6,160,160)	226,638,438	81,810,744	14,653,642
Affiliated investments	2,411	8,729	6,460	—
	(6,157,749)	226,647,167	81,817,204	14,653,642
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	8,608,207	391,844,249	65,913,412	33,991,646
Affiliated investments	(173)	(2,301)	(2,446)	—
	8,608,034	391,841,948	65,910,966	33,991,646
Net realized and unrealized gain (loss)	2,450,285	618,489,115	147,728,170	48,645,288
Increase in net assets from operations	$4,732,645	$627,414,886	$155,940,113	$52,162,632
The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Health Sciences Trust	International Equity Index Trust	International Small Company Trust	Lifestyle Balanced Portfolio
Dividends from unaffiliated investments	$1,973,009	$26,991,474	$3,336,973	—
Interest	243	113,126	23,151	—
Dividends from affiliated investments	—	69,466	—	$22,222,022
Securities lending	—	66,029	46,589	—
Less foreign taxes withheld	(12,562)	(2,689,794)	(322,688)	—
Total investment income	1,960,690	24,550,301	3,084,025	22,222,022
Expenses
Investment management fees	2,423,826	4,297,131	805,207	384,969
Distribution and service fees	158,656	201,357	39,751	1,883,866
Accounting and legal services fees	50,321	159,274	19,425	179,390
Trustees' fees	6,634	20,105	2,482	22,750
Custodian fees	47,481	362,898	94,127	21,810
Printing and postage	19,910	27,441	17,225	38,244
Professional fees	74,667	106,988	58,312	69,747
Other	13,944	84,799	19,445	26,817
Total expenses	2,795,439	5,259,993	1,055,974	2,627,593
Less expense reductions	(139,523)	(2,247,728)	(7,306)	(45,260)
Net expenses	2,655,916	3,012,265	1,048,668	2,582,333
Net investment income (loss)	(695,226)	21,538,036	2,035,357	19,639,689
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	17,309,208	(1,996,398)	882,027	293
Affiliated investments	—	(10,124)	423	(7,193,262)
Capital gain distributions received from affiliated investments	—	—	—	26,484,268
Futures contracts	—	1,148,991	62,315	—
	17,309,208	(857,531)	944,765	19,291,299
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(6,304,211)	97,352,218[1]	10,017,052	—
Affiliated investments	—	278,649	254	78,671,990
Futures contracts	—	1,844,616	17,556	—
	(6,304,211)	99,475,483	10,034,862	78,671,990
Net realized and unrealized gain (loss)	11,004,997	98,617,952	10,979,627	97,963,289
Increase in net assets from operations	$10,309,771	$120,155,988	$13,014,984	$117,602,978

[1]	Net of $946,501 increase in deferred foreign withholding taxes.
The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Mid Cap Growth Trust
Dividends from affiliated investments	$4,698,647	$101,362,863	$7,088,691	—
Dividends from unaffiliated investments	—	—	—	$2,299,862
Interest	—	—	—	518,464
Securities lending	—	—	—	136,519
Total investment income	4,698,647	101,362,863	7,088,691	2,954,845
Expenses
Investment management fees	68,806	2,077,308	116,394	4,817,308
Distribution and service fees	367,411	10,762,804	571,395	216,651
Accounting and legal services fees	32,025	967,285	54,297	111,960
Trustees' fees	4,105	123,583	6,920	14,269
Custodian fees	21,825	21,630	21,806	79,987
Printing and postage	20,053	130,691	22,444	22,829
Professional fees	42,130	200,198	45,964	75,994
Other	14,185	97,153	15,924	35,386
Total expenses	570,540	14,380,652	855,144	5,374,384
Less expense reductions	(76,424)	(244,239)	(69,205)	(41,944)
Net expenses	494,116	14,136,413	785,939	5,332,440
Net investment income (loss)	4,204,531	87,226,450	6,302,752	(2,377,595)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	—	3,376	—	(34,215,335)
Affiliated investments	(4,512,608)	(11,138,605)	(3,104,001)	8,004
Capital gain distributions received from affiliated investments	1,838,598	200,221,553	6,330,696	—
	(2,674,010)	189,086,324	3,226,695	(34,207,331)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	—	—	137,287,910
Affiliated investments	12,396,400	497,095,114	21,990,686	(440)
	12,396,400	497,095,114	21,990,686	137,287,470
Net realized and unrealized gain (loss)	9,722,390	686,181,438	25,217,381	103,080,139
Increase in net assets from operations	$13,926,921	$773,407,888	$31,520,133	$100,702,544
The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Mid Cap Index Trust	Mid Value Trust	Real Estate Securities Trust	Science & Technology Trust
Dividends from unaffiliated investments	$17,579,748	$11,689,413	$9,043,183	$5,959,668
Dividends from affiliated investments	1,476,423	—	—	—
Interest	76,197	13,605	1,389	5,609
Securities lending	159,248	61,627	2,959	78,226
Less foreign taxes withheld	—	(94,485)	(11,442)	(102,396)
Total investment income	19,291,616	11,670,160	9,036,089	5,941,107
Expenses
Investment management fees	5,422,032	5,182,663	1,991,097	7,771,970
Distribution and service fees	561,124	240,318	89,980	447,689
Accounting and legal services fees	220,831	113,451	56,047	159,200
Trustees' fees	28,622	14,631	7,154	18,701
Custodian fees	145,410	80,767	43,495	139,123
Printing and postage	31,593	24,814	19,844	25,414
Professional fees	80,768	60,506	48,433	76,614
Other	42,134	36,273	19,604	33,825
Total expenses	6,532,514	5,753,423	2,275,654	8,672,536
Less expense reductions	(1,246,663)	(286,785)	(20,656)	(455,286)
Net expenses	5,285,851	5,466,638	2,254,998	8,217,250
Net investment income (loss)	14,005,765	6,203,522	6,781,091	(2,276,143)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	38,020,907	40,095,644	(19,279,619)	155,654,423
Affiliated investments	16,206	(429)	335	2,074
Futures contracts	3,278,088	—	—	—
	41,315,201	40,095,215	(19,279,284)	155,656,497
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	114,159,130	55,238,347	46,917,658	181,007,369
Affiliated investments	(3,238)	(819)	—	(565)
Futures contracts	2,040,092	—	—	—
	116,195,984	55,237,528	46,917,658	181,006,804
Net realized and unrealized gain (loss)	157,511,185	95,332,743	27,638,374	336,663,301
Increase in net assets from operations	$171,516,950	$101,536,265	$34,419,465	$334,387,158
The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Stock Trust	Small Cap Value Trust
Dividends from unaffiliated investments	$7,204,234	$2,345,826	$1,607,444	$7,681,510
Dividends from affiliated investments	946,125	—	—	—
Interest	75,844	—	123,862	331,492
Securities lending	562,244	4,325	37,579	12,573
Less foreign taxes withheld	(10,773)	(2,585)	—	(1,323)
Total investment income	8,777,674	2,347,566	1,768,885	8,024,252
Expenses
Investment management fees	2,439,854	1,563,525	2,617,416	4,142,897
Distribution and service fees	238,431	109,047	85,288	114,900
Accounting and legal services fees	96,628	29,688	49,803	84,893
Trustees' fees	12,521	3,901	6,420	10,879
Custodian fees	73,120	44,128	42,405	63,116
Printing and postage	22,738	18,196	21,496	22,608
Professional fees	55,068	48,155	64,609	61,835
Other	28,475	17,921	22,527	25,889
Total expenses	2,966,835	1,834,561	2,909,964	4,527,017
Less expense reductions	(295,758)	(406,120)	(18,827)	(31,995)
Net expenses	2,671,077	1,428,441	2,891,137	4,495,022
Net investment income (loss)	6,106,597	919,125	(1,122,252)	3,529,230
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	10,797,595	9,821,545	(701,267)	24,975,591
Affiliated investments	11,414	129	1,381	(1,308)
Futures contracts	(675,413)	—	—	—
	10,133,596	9,821,674	(699,886)	24,974,283
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	58,874,069	16,064,556	41,283,694	30,476,620
Affiliated investments	(1,049)	(214)	(312)	(12)
Futures contracts	1,985,912	—	—	—
	60,858,932	16,064,342	41,283,382	30,476,608
Net realized and unrealized gain (loss)	70,992,528	25,886,016	40,583,496	55,450,891
Increase in net assets from operations	$77,099,125	$26,805,141	$39,461,244	$58,980,121
The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust
Dividends from unaffiliated investments	$2,094,816	$148,406,877	$11,155,009
Interest	605	448,803	—
Dividends from affiliated investments	—	11,005,991	935,604
Securities lending	64,097	948,497	192,401
Less foreign taxes withheld	(9,718)	(6,802,953)	(519)
Total investment income	2,149,800	154,007,215	12,282,495
Expenses
Investment management fees	1,315,634	44,718,117	3,487,268
Distribution and service fees	97,679	—	338,452
Accounting and legal services fees	24,225	1,364,223	141,505
Trustees' fees	3,195	175,538	17,744
Custodian fees	26,144	1,189,515	96,760
Printing and postage	17,774	57,841	25,834
Professional fees	46,771	302,559	62,077
Other	15,909	173,051	32,893
Total expenses	1,547,331	47,980,844	4,202,533
Less expense reductions	(81,885)	(10,036,345)	(571,738)
Net expenses	1,465,446	37,944,499	3,630,795
Net investment income	684,354	116,062,716	8,651,700
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,305,478	616,248,007	33,747,985
Affiliated investments	1,180	117,969	4,160
Futures contracts	—	21,346,809	3,128,562
	5,306,658	637,712,785	36,880,707
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	9,729,930	634,976,219	118,801,248
Affiliated investments	(61)	(15,854)	5,315
Futures contracts	—	14,861,222	1,837,489
	9,729,869	649,821,587	120,644,052
Net realized and unrealized gain (loss)	15,036,527	1,287,534,372	157,524,759
Increase in net assets from operations	$15,720,881	$1,403,597,088	$166,176,459
The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Statements of changes in net assets

	500 Index Trust		American Asset Allocation Trust		American Global Growth Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$113,329,066	$96,466,506	$19,719,489	$17,640,018	$889,800	$534,170
Net realized gain	109,797,665	119,132,614	86,293,520	176,350,761	20,494,031	26,214,871
Change in net unrealized appreciation (depreciation)	1,527,318,544	(1,759,988,383)	39,243,999	(386,605,593)	16,057,669	(89,065,652)
Increase (decrease) in net assets resulting from operations	1,750,445,275	(1,544,389,263)	145,257,008	(192,614,814)	37,441,500	(62,316,611)
Distributions to shareholders
From earnings
Series I	(135,892,893)	(220,115,753)	(51,643,021)	(47,761,065)	(6,868,077)	(5,954,595)
Series II	(1,860,402)	(3,310,509)	(107,598,534)	(108,390,376)	(15,869,111)	(17,068,768)
Series III	—	—	(15,994,464)	(15,723,998)	(3,729,017)	(3,836,268)
Series NAV	(65,722,893)	(116,518,291)	—	—	—	—
Total distributions	(203,476,188)	(339,944,553)	(175,236,019)	(171,875,439)	(26,466,205)	(26,859,631)
From portfolio share transactions
Portfolio share transactions	373,858,151	154,891,651	53,084,043	72,553,791	6,803,657	16,539,222
Total increase (decrease)	1,920,827,238	(1,729,442,165)	23,105,032	(291,936,462)	17,778,952	(72,637,020)
Net assets
Beginning of year	6,711,370,023	8,440,812,188	1,131,209,639	1,423,146,101	177,878,495	250,515,515
End of year	$8,632,197,261	$6,711,370,023	$1,154,314,671	$1,131,209,639	$195,657,447	$177,878,495
	American Growth Trust		American Growth-Income Trust		American International Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(295,008)	$(394,490)	$8,345,372	$8,121,069	$2,975,930	$4,827,996
Net realized gain (loss)	83,182,675	145,714,133	63,646,358	102,751,330	(208,960)	53,036,185
Change in net unrealized appreciation (depreciation)	182,663,133	(471,579,024)	123,772,785	(289,001,607)	47,143,572	(156,264,119)
Increase (decrease) in net assets resulting from operations	265,550,800	(326,259,381)	195,764,515	(178,129,208)	49,910,542	(98,399,938)
Distributions to shareholders
From earnings
Series I	(37,705,288)	(53,457,256)	(34,400,319)	(21,408,178)	(18,047,858)	(7,459,890)
Series II	(82,889,195)	(140,676,168)	(45,445,213)	(31,264,636)	(31,836,484)	(15,046,975)
Series III	(12,991,046)	(22,017,132)	(20,110,673)	(13,969,175)	(4,346,330)	(2,086,956)
Total distributions	(133,585,529)	(216,150,556)	(99,956,205)	(66,641,989)	(54,230,672)	(24,593,821)
From portfolio share transactions
Portfolio share transactions	24,916,697	177,018,332	(6,358,827)	(34,921,893)	28,079,174	(12,691,721)
Total increase (decrease)	156,881,968	(365,391,605)	89,449,483	(279,693,090)	23,759,044	(135,685,480)
Net assets
Beginning of year	744,938,825	1,110,330,430	811,209,665	1,090,902,755	338,710,631	474,396,111
End of year	$901,820,793	$744,938,825	$900,659,148	$811,209,665	$362,469,675	$338,710,631
The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(2,586,237)	$(4,449,307)	$(829,394)	$(1,110,558)	$8,989,486	$4,638,361
Net realized gain (loss)	175,429,823	(16,011,048)	34,830,484	6,477,983	3,562,580	42,001,418
Change in net unrealized appreciation (depreciation)	473,052,680	(869,330,229)	176,200,081	(277,422,007)	61,542,961	(105,725,046)
Increase (decrease) in net assets resulting from operations	645,896,266	(889,790,584)	210,201,171	(272,054,582)	74,095,027	(59,085,267)
Distributions to shareholders
From earnings
Series I	—	(71,261,610)	(2,667,083)	(49,059,040)	(827,190)	(1,078,795)
Series II	—	(26,219,267)	(1,069,138)	(17,753,601)	(27,705,410)	(33,244,084)
Series NAV	—	(353,535,936)	(3,955,185)	(68,636,931)	(24,275,515)	(25,596,052)
Total distributions	—	(451,016,813)	(7,691,406)	(135,449,572)	(52,808,115)	(59,918,931)
From portfolio share transactions
Portfolio share transactions	(284,009,750)	334,150,663	(35,521,077)	26,684,903	26,067,916	42,562,511
Total increase (decrease)	361,886,516	(1,006,656,734)	166,988,688	(380,819,251)	47,354,828	(76,441,687)
Net assets
Beginning of year	1,424,414,004	2,431,070,738	414,798,258	795,617,509	419,688,535	496,130,222
End of year	$1,786,300,520	$1,424,414,004	$581,786,946	$414,798,258	$467,043,363	$419,688,535
	Disciplined Value International Trust		Emerging Markets Value Trust		Equity Income Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,262,779	$6,262,167	$6,744,280	$8,555,098	$27,017,515	$28,366,776
Net realized gain (loss)	25,230,422	593,483	2,204,124	(994,572)	63,668,025	124,124,036
Change in net unrealized appreciation (depreciation)	17,503,015	(21,506,166)	20,723,666	(36,031,319)	33,059,255	(200,146,762)
Increase (decrease) in net assets resulting from operations	48,996,216	(14,650,516)	29,672,070	(28,470,793)	123,744,795	(47,655,950)
Distributions to shareholders
From earnings
Series I	(1,360,125)	(2,480,160)	(92,603)	(214,150)	(22,779,648)	(28,609,907)
Series II	(723,641)	(1,433,545)	(345,183)	(968,664)	(11,541,509)	(14,732,101)
Series NAV	(3,365,442)	(5,593,431)	(2,898,495)	(6,819,553)	(115,376,791)	(138,102,068)
Total distributions	(5,449,208)	(9,507,136)	(3,336,281)	(8,002,367)	(149,697,948)	(181,444,076)
From portfolio share transactions
Portfolio share transactions	(20,205,669)	(33,440,606)	(9,855,493)	(9,191,136)	40,005,404	(88,205,437)
Total increase (decrease)	23,341,339	(57,598,258)	16,480,296	(45,664,296)	14,052,251	(317,305,463)
Net assets
Beginning of year	259,084,519	316,682,777	204,649,453	250,313,749	1,373,810,905	1,691,116,368
End of year	$282,425,858	$259,084,519	$221,129,749	$204,649,453	$1,387,863,156	$1,373,810,905
The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Financial Industries Trust		Fundamental All Cap Core Trust		Fundamental Large Cap Value Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$2,282,360	$2,370,207	$8,925,771	$5,902,620	$8,211,943	$7,293,588
Net realized gain (loss)	(6,157,749)	4,722,529	226,647,167	261,201,032	81,817,204	55,037,989
Change in net unrealized appreciation (depreciation)	8,608,034	(32,962,572)	391,841,948	(888,505,366)	65,910,966	(127,739,174)
Increase (decrease) in net assets resulting from operations	4,732,645	(25,869,836)	627,414,886	(621,401,714)	155,940,113	(65,407,597)
Distributions to shareholders
From earnings
Series I	(4,504,609)	(19,863,174)	(12,650,526)	(9,232,515)	(35,679,840)	(59,869,578)
Series II	(799,649)	(3,410,210)	(5,746,353)	(4,237,517)	(11,902,011)	(20,858,656)
Series NAV	(1,483,487)	(5,682,706)	(250,991,267)	(182,415,585)	(14,726,125)	(22,834,638)
Total distributions	(6,787,745)	(28,956,090)	(269,388,146)	(195,885,617)	(62,307,976)	(103,562,872)
From portfolio share transactions
Portfolio share transactions	(16,941,321)	3,256,505	99,813,809	4,149,271	(34,438,539)	60,097,164
Total increase (decrease)	(18,996,421)	(51,569,421)	457,840,549	(813,138,060)	59,193,598	(108,873,305)
Net assets
Beginning of year	136,492,423	188,061,844	1,843,310,803	2,656,448,863	714,172,519	823,045,824
End of year	$117,496,002	$136,492,423	$2,301,151,352	$1,843,310,803	$773,366,117	$714,172,519
	Global Equity Trust		Health Sciences Trust		International Equity Index Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$3,517,344	$4,167,189	$(695,226)	$(840,378)	$21,538,036	$22,805,932
Net realized gain (loss)	14,653,642	9,127,931	17,309,208	13,987,855	(857,531)	(1,240,876)
Change in net unrealized appreciation (depreciation)	33,991,646	(64,980,543)	(6,304,211)	(58,341,511)	99,475,483	(177,649,652)
Increase (decrease) in net assets resulting from operations	52,162,632	(51,685,423)	10,309,771	(45,194,034)	120,155,988	(156,084,596)
Distributions to shareholders
From earnings
Series I	(9,191,603)	(20,793,841)	(3,023,973)	(7,902,983)	(7,614,539)	(10,194,850)
Series II	(851,150)	(1,986,235)	(3,029,860)	(7,645,003)	(405,616)	(583,130)
Series NAV	(2,012,247)	(3,880,386)	(7,760,721)	(18,360,269)	(11,840,364)	(16,312,146)
Total distributions	(12,055,000)	(26,660,462)	(13,814,554)	(33,908,255)	(19,860,519)	(27,090,126)
From portfolio share transactions
Portfolio share transactions	(18,985,336)	(4,312,157)	(11,244,801)	18,431,976	6,099,140	32,738,827
Total increase (decrease)	21,122,296	(82,658,042)	(14,749,584)	(60,670,313)	106,394,609	(150,435,895)
Net assets
Beginning of year	275,054,325	357,712,367	277,942,566	338,612,879	779,460,800	929,896,695
End of year	$296,176,621	$275,054,325	$263,192,982	$277,942,566	$885,855,409	$779,460,800
The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Statements of changes in net assets

	International Small Company Trust		Lifestyle Balanced Portfolio		Lifestyle Conservative Portfolio
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$2,035,357	$2,109,806	$19,639,689	$19,002,079	$4,204,531	$4,303,199
Net realized gain (loss)	944,765	2,468,903	19,291,299	82,417,270	(2,674,010)	6,286,081
Change in net unrealized appreciation (depreciation)	10,034,862	(27,988,780)	78,671,990	(281,988,865)	12,396,400	(42,245,326)
Increase (decrease) in net assets resulting from operations	13,014,984	(23,410,071)	117,602,978	(180,569,516)	13,926,921	(31,656,046)
Distributions to shareholders
From earnings
Series I	(769,798)	(1,961,324)	(4,080,070)	(3,723,778)	(924,592)	(1,219,199)
Series II	(485,267)	(1,120,179)	(81,294,696)	(83,290,674)	(9,877,048)	(12,042,860)
Series NAV	(2,978,923)	(7,781,693)	(16,626,546)	(15,561,223)	(473,285)	(619,523)
Total distributions	(4,233,988)	(10,863,196)	(102,001,312)	(102,575,675)	(11,274,925)	(13,881,582)
From portfolio share transactions
Portfolio share transactions	(446,278)	3,363,308	51,202,070	(17,293,211)	(2,231,391)	(14,567,067)
Total increase (decrease)	8,334,718	(30,909,959)	66,803,736	(300,438,402)	420,605	(60,104,695)
Net assets
Beginning of year	98,550,550	129,460,509	898,943,795	1,199,382,197	165,348,650	225,453,345
End of year	$106,885,268	$98,550,550	$965,747,531	$898,943,795	$165,769,255	$165,348,650
	Lifestyle Growth Portfolio		Lifestyle Moderate Portfolio		Mid Cap Growth Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$87,226,450	$87,107,394	$6,302,752	$6,229,984	$(2,377,595)	$(3,047,664)
Net realized gain (loss)	189,086,324	629,661,208	3,226,695	20,717,752	(34,207,331)	(113,765,080)
Change in net unrealized appreciation (depreciation)	497,095,114	(1,732,786,868)	21,990,686	(80,803,491)	137,287,470	(187,617,995)
Increase (decrease) in net assets resulting from operations	773,407,888	(1,016,018,266)	31,520,133	(53,855,755)	100,702,544	(304,430,739)
Distributions to shareholders
From earnings
Series I	(28,035,209)	(30,241,595)	(1,227,642)	(1,347,535)	—	(55,924,606)
Series II	(596,187,700)	(647,255,878)	(22,217,552)	(23,679,443)	—	(29,634,931)
Series NAV	(79,192,942)	(76,795,903)	(4,391,952)	(4,112,909)	—	(158,500,923)
Total distributions	(703,415,851)	(754,293,376)	(27,837,146)	(29,139,887)	—	(244,060,460)
From portfolio share transactions
Portfolio share transactions	209,698,575	216,074,818	10,184,434	(4,114,132)	(57,353,316)	179,439,716
Total increase (decrease)	279,690,612	(1,554,236,824)	13,867,421	(87,109,774)	43,349,228	(369,051,483)
Net assets
Beginning of year	4,872,663,196	6,426,900,020	274,677,590	361,787,364	561,802,289	930,853,772
End of year	$5,152,353,808	$4,872,663,196	$288,545,011	$274,677,590	$605,151,517	$561,802,289
The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Mid Cap Index Trust		Mid Value Trust		Real Estate Securities Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$14,005,765	$14,068,006	$6,203,522	$5,633,922	$6,781,091	$5,605,376
Net realized gain (loss)	41,315,201	59,715,732	40,095,215	92,804,864	(19,279,284)	4,031,207
Change in net unrealized appreciation (depreciation)	116,195,984	(267,357,697)	55,237,528	(124,679,826)	46,917,658	(129,632,577)
Increase (decrease) in net assets resulting from operations	171,516,950	(193,573,959)	101,536,265	(26,241,040)	34,419,465	(119,995,994)
Distributions to shareholders
From earnings
Series I	(51,970,627)	(134,972,895)	(33,112,245)	(27,955,439)	(1,977,238)	(5,670,752)
Series II	(3,223,448)	(8,761,887)	(7,482,890)	(6,338,897)	(940,863)	(2,995,698)
Series NAV	(15,650,697)	(36,736,251)	(48,378,604)	(37,793,133)	(8,163,515)	(23,849,206)
Total distributions	(70,844,772)	(180,471,033)	(88,973,739)	(72,087,469)	(11,081,616)	(32,515,656)
From portfolio share transactions
Portfolio share transactions	(23,545,993)	51,835,709	38,064,088	4,273,201	(16,760,744)	6,520,398
Total increase (decrease)	77,126,185	(322,209,283)	50,626,614	(94,055,308)	6,577,105	(145,991,252)
Net assets
Beginning of year	1,134,264,331	1,456,473,614	568,970,024	663,025,332	286,528,399	432,519,651
End of year	$1,211,390,516	$1,134,264,331	$619,596,638	$568,970,024	$293,105,504	$286,528,399
	Science & Technology Trust		Small Cap Index Trust		Small Cap Opportunities Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(2,276,143)	$(4,858,611)	$6,106,597	$4,745,192	$919,125	$568,330
Net realized gain (loss)	155,656,497	(151,681,165)	10,133,596	8,605,450	9,821,674	13,813,588
Change in net unrealized appreciation (depreciation)	181,006,804	(209,907,210)	60,858,932	(148,270,896)	16,064,342	(31,208,284)
Increase (decrease) in net assets resulting from operations	334,387,158	(366,446,986)	77,099,125	(134,920,254)	26,805,141	(16,826,366)
Distributions to shareholders
From earnings
Series I	—	(240,507,519)	(9,173,494)	(54,468,844)	(7,164,756)	(11,570,880)
Series II	—	(23,611,608)	(636,763)	(4,212,751)	(2,513,812)	(4,214,354)
Series NAV	—	(50,977,686)	(3,510,487)	(19,645,629)	(4,659,251)	(6,675,349)
Total distributions	—	(315,096,813)	(13,320,744)	(78,327,224)	(14,337,819)	(22,460,583)
From portfolio share transactions
Portfolio share transactions	(16,770,274)	231,678,884	(16,334,114)	40,452,435	7,930,653	24,192,538
Total increase (decrease)	317,616,884	(449,864,915)	47,444,267	(172,795,043)	20,397,975	(15,094,411)
Net assets
Beginning of year	621,303,512	1,071,168,427	492,458,966	665,254,009	152,490,553	167,584,964
End of year	$938,920,396	$621,303,512	$539,903,233	$492,458,966	$172,888,528	$152,490,553
The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Small Cap Stock Trust		Small Cap Value Trust		Small Company Value Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(1,122,252)	$(1,202,867)	$3,529,230	$4,474,564	$684,354	$314,521
Net realized gain (loss)	(699,886)	(64,999,877)	24,974,283	39,680,213	5,306,658	9,004,641
Change in net unrealized appreciation (depreciation)	41,283,382	(56,161,268)	30,476,608	(97,885,119)	9,729,869	(40,701,536)
Increase (decrease) in net assets resulting from operations	39,461,244	(122,364,012)	58,980,121	(53,730,342)	15,720,881	(31,382,374)
Distributions to shareholders
From earnings
Series I	—	(20,748,505)	(11,572,708)	(25,481,781)	(2,998,586)	(6,135,017)
Series II	—	(7,254,687)	(1,729,984)	(3,738,639)	(2,305,826)	(4,931,682)
Series NAV	—	(46,816,507)	(27,287,401)	(47,129,095)	(3,849,226)	(7,932,221)
Total distributions	—	(74,819,699)	(40,590,093)	(76,349,515)	(9,153,638)	(18,998,920)
From portfolio share transactions
Portfolio share transactions	(12,694,770)	42,278,201	12,167,116	8,526,812	(6,066,819)	9,194,521
Total increase (decrease)	26,766,474	(154,905,510)	30,557,144	(121,553,045)	500,424	(41,186,773)
Net assets
Beginning of year	252,374,502	407,280,012	431,194,997	552,748,042	129,213,274	170,400,047
End of year	$279,140,976	$252,374,502	$461,752,141	$431,194,997	$129,713,698	$129,213,274
	Strategic Equity Allocation Trust		Total Stock Market Index Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$116,062,716	$120,372,933	$8,651,700	$8,098,946
Net realized gain	637,712,785	415,156,888	36,880,707	43,762,736
Change in net unrealized appreciation (depreciation)	649,821,587	(2,039,401,233)	120,644,052	(237,583,600)
Increase (decrease) in net assets resulting from operations	1,403,597,088	(1,503,871,412)	166,176,459	(185,721,918)
Distributions to shareholders
From earnings
Series I	—	—	(31,296,480)	(70,332,892)
Series II	—	—	(2,748,424)	(5,990,945)
Series NAV	(504,749,872)	(1,325,273,153)	(15,450,346)	(30,163,023)
Total distributions	(504,749,872)	(1,325,273,153)	(49,495,250)	(106,486,860)
From portfolio share transactions
Portfolio share transactions	(584,711,351)	443,234,136	12,972,387	25,406,613
Total increase (decrease)	314,135,865	(2,385,910,429)	129,653,596	(266,802,165)
Net assets
Beginning of year	6,905,312,521	9,291,222,950	674,973,311	941,775,476
End of year	$7,219,448,386	$6,905,312,521	$804,626,907	$674,973,311
The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust
Series I
12-31-2023	40.70	0.67	9.72	10.39	(0.58)	(0.64)	—	(1.22)	49.87	25.90	0.55	0.30	1.48	5,787	2
12-31-2022	52.44	0.59	(10.22)	(9.63)	(0.56)	(1.55)	—	(2.11)	40.70	(18.37)	0.55	0.30	1.31	4,441	2
12-31-2021	43.08	0.52	11.55	12.07	(0.67)	(2.04)	—	(2.71)	52.44	28.29	0.54	0.30	1.06	5,400	2
12-31-2020	37.84	0.65	6.05	6.70	(0.71)	(0.75)	—	(1.46)	43.08	18.11	0.55	0.30	1.73	4,313	4
12-31-2019	29.81	0.64	8.52	9.16	(0.60)	(0.53)	—	(1.13)	37.84	31.05	0.55	0.30	1.84	3,797	3[3]
Series II
12-31-2023	40.72	0.58	9.72	10.30	(0.50)	(0.64)	—	(1.14)	49.88	25.64	0.75	0.50	1.28	82	2
12-31-2022	52.45	0.50	(10.21)	(9.71)	(0.47)	(1.55)	—	(2.02)	40.72	(18.51)	0.75	0.50	1.11	70	2
12-31-2021	43.09	0.42	11.56	11.98	(0.58)	(2.04)	—	(2.62)	52.45	28.04	0.74	0.50	0.86	96	2
12-31-2020	37.87	0.58	6.02	6.60	(0.63)	(0.75)	—	(1.38)	43.09	17.83	0.75	0.50	1.53	79	4
12-31-2019	29.83	0.57	8.53	9.10	(0.53)	(0.53)	—	(1.06)	37.87	30.83	0.75	0.50	1.64	78	3[3]
Series NAV
12-31-2023	40.70	0.70	9.71	10.41	(0.60)	(0.64)	—	(1.24)	49.87	25.95	0.50	0.25	1.53	2,764	2
12-31-2022	52.43	0.61	(10.20)	(9.59)	(0.59)	(1.55)	—	(2.14)	40.70	(18.31)	0.50	0.25	1.36	2,201	2
12-31-2021	43.07	0.54	11.55	12.09	(0.69)	(2.04)	—	(2.73)	52.43	28.36	0.49	0.25	1.11	2,944	2
12-31-2020	37.84	0.67	6.03	6.70	(0.72)	(0.75)	—	(1.47)	43.07	18.14	0.50	0.25	1.78	2,433	4
12-31-2019	29.80	0.66	8.52	9.18	(0.61)	(0.53)	—	(1.14)	37.84	31.16	0.50	0.25	1.90	2,229	3[3]
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Excludes in-kind transactions.
American Asset Allocation Trust
Series I
12-31-2023	9.59	0.18[3]	1.00	1.18	(0.17)	(1.43)	—	(1.60)	9.17	13.90	0.63[4]	0.63[4]	1.83[3]	343	6
12-31-2022	13.11	0.17[3]	(2.02)	(1.85)	(0.16)	(1.51)	—	(1.67)	9.59	(13.76)	0.63[4]	0.62[4]	1.54[3]	320	9
12-31-2021	12.26	0.15[3]	1.65	1.80	(0.15)	(0.80)	—	(0.95)	13.11	14.71	0.63[4]	0.62[4]	1.16[3]	374	5
12-31-2020	12.58	0.16[3]	1.22	1.38	(0.16)	(1.54)	—	(1.70)	12.26	12.02	0.63[4]	0.62[4]	1.30[3]	334	3
12-31-2019	11.84	0.19[3]	2.16	2.35	(0.16)	(1.45)	—	(1.61)	12.58	20.78	0.63[4]	0.62[4]	1.52[3]	306	7
Series II
12-31-2023	9.60	0.16[3]	1.00	1.16	(0.16)	(1.43)	—	(1.59)	9.17	13.68	0.78[4]	0.72[4]	1.67[3]	707	6
12-31-2022	13.11	0.16[3]	(2.01)	(1.85)	(0.15)	(1.51)	—	(1.66)	9.60	(13.77)	0.78[4]	0.71[4]	1.37[3]	710	9
12-31-2021	12.26	0.13[3]	1.65	1.78	(0.13)	(0.80)	—	(0.93)	13.11	14.61	0.78[4]	0.71[4]	0.98[3]	921	5
12-31-2020	12.58	0.14[3]	1.23	1.37	(0.15)	(1.54)	—	(1.69)	12.26	11.92	0.78[4]	0.71[4]	1.15[3]	953	3
12-31-2019	11.84	0.17[3]	2.17	2.34	(0.15)	(1.45)	—	(1.60)	12.58	20.67	0.78[4]	0.71[4]	1.36[3]	967	7
Series III
12-31-2023	9.60	0.21[3]	1.00	1.21	(0.20)	(1.43)	—	(1.63)	9.18	14.23	0.28[4]	0.28[4]	2.14[3]	104	6
12-31-2022	13.12	0.21[3]	(2.02)	(1.81)	(0.20)	(1.51)	—	(1.71)	9.60	(13.44)	0.28[4]	0.27[4]	1.82[3]	101	9
12-31-2021	12.27	0.19[3]	1.65	1.84	(0.19)	(0.80)	—	(0.99)	13.12	15.07	0.28[4]	0.27[4]	1.45[3]	128	5
12-31-2020	12.58	0.20[3]	1.23	1.43	(0.20)	(1.54)	—	(1.74)	12.27	12.45	0.28[4]	0.27[4]	1.61[3]	125	3
12-31-2019	11.84	0.23[3]	2.17	2.40	(0.21)	(1.45)	—	(1.66)	12.58	21.16	0.28[4]	0.27[4]	1.81[3]	122	7
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Global Growth Trust
Series I
12-31-2023	13.73	0.08[3]	2.66	2.74	(0.07)	(2.13)	—	(2.20)	14.27	22.12	0.66[4]	0.65[4]	0.52[3]	52	12
12-31-2022	21.63	0.05[3]	(5.61)	(5.56)	(0.04)	(2.30)	—	(2.34)	13.73	(25.05)	0.66[4]	0.65[4]	0.33[3]	41	13
12-31-2021	19.75	(0.01)[3]	3.16	3.15	—	(1.27)	—	(1.27)	21.63	16.00	0.64[4]	0.63[4]	(0.04)[3]	48	8
12-31-2020	16.49	—[3,5]	4.76	4.76	(0.01)	(1.49)	—	(1.50)	19.75	29.96	0.65[4]	0.64[4]	(0.02)[3]	39	6
12-31-2019	13.68	0.12[3]	4.43	4.55	(0.10)	(1.64)	—	(1.74)	16.49	34.71	0.65[4]	0.64[4]	0.79[3]	27	9
Series II
12-31-2023	13.65	0.06[3]	2.65	2.71	(0.06)	(2.13)	—	(2.19)	14.17	22.02	0.81[4]	0.72[4]	0.38[3]	117	12
12-31-2022	21.51	0.03[3]	(5.57)	(5.54)	(0.02)	(2.30)	—	(2.32)	13.65	(25.08)	0.81[4]	0.72[4]	0.18[3]	112	13
12-31-2021	19.66	(0.03)[3]	3.15	3.12	—	(1.27)	—	(1.27)	21.51	15.92	0.79[4]	0.70[4]	(0.14)[3]	169	8
12-31-2020	16.44	(0.02)[3]	4.74	4.72	(0.01)	(1.49)	—	(1.50)	19.66	29.80	0.80[4]	0.71[4]	(0.13)[3]	172	6
12-31-2019	13.64	0.09[3]	4.44	4.53	(0.09)	(1.64)	—	(1.73)	16.44	34.66	0.80[4]	0.71[4]	0.60[3]	161	9
Series III
12-31-2023	13.79	0.12[3]	2.69	2.81	(0.12)	(2.13)	—	(2.25)	14.35	22.55	0.31[4]	0.30[4]	0.82[3]	27	12
12-31-2022	21.71	0.11[3]	(5.64)	(5.53)	(0.09)	(2.30)	—	(2.39)	13.79	(24.77)	0.31[4]	0.30[4]	0.64[3]	25	13
12-31-2021	19.75	0.06[3]	3.17	3.23	—	(1.27)	—	(1.27)	21.71	16.41	0.29[4]	0.28[4]	0.29[3]	33	8
12-31-2020	16.43	0.05[3]	4.77	4.82	(0.01)	(1.49)	—	(1.50)	19.75	30.44	0.30[4]	0.29[4]	0.30[3]	32	6
12-31-2019	13.63	0.16[3]	4.43	4.59	(0.15)	(1.64)	—	(1.79)	16.43	35.17	0.30[4]	0.29[4]	1.03[3]	30	9
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5 Less than $0.005 per share.
American Growth Trust
Series I
12-31-2023	13.39	—[3,4]	4.67	4.67	(0.01)	(2.64)	—	(2.65)	15.41	37.99	0.64[5]	0.63[5]	(0.01)[4]	271	8
12-31-2022	26.51	—[3,4]	(7.86)	(7.86)	—	(5.26)[6]	—	(5.26)	13.39	(30.20)	0.63[5]	0.62[5]	(0.02)[4]	188	11
12-31-2021	23.31	(0.04)[4]	5.05	5.01	—	(1.81)[6]	—	(1.81)	26.51	21.55	0.63[5]	0.62[5]	(0.14)[4]	265	14
12-31-2020	17.56	(0.01)[4]	8.58	8.57	(0.02)	(2.80)	—	(2.82)	23.31	51.52	0.63[5]	0.62[5]	(0.06)[4]	215	4
12-31-2019	16.55	0.07[4]	4.50	4.57	(0.04)	(3.52)	—	(3.56)	17.56	30.30	0.63[5]	0.63[5]	0.38[4]	148	12
Series II
12-31-2023	13.19	(0.02)[4]	4.60	4.58	(0.01)	(2.64)	—	(2.65)	15.12	37.88	0.79[5]	0.69[5]	(0.10)[4]	545	8
12-31-2022	26.22	(0.02)[4]	(7.76)	(7.78)	(0.01)	(5.24)[6]	—	(5.25)	13.19	(30.25)	0.78[5]	0.68[5]	(0.11)[4]	481	11
12-31-2021	23.07	(0.06)[4]	5.00	4.94	—	(1.79)[6]	—	(1.79)	26.22	21.49	0.78[5]	0.68[5]	(0.23)[4]	739	14
12-31-2020	17.41	(0.03)[4]	8.51	8.48	(0.02)	(2.80)	—	(2.82)	23.07	51.46	0.78[5]	0.68[5]	(0.13)[4]	729	4
12-31-2019	16.44	0.05[4]	4.47	4.52	(0.03)	(3.52)	—	(3.55)	17.41	30.20	0.78[5]	0.69[5]	0.28[4]	619	12
Series III
12-31-2023	13.29	0.05[4]	4.64	4.69	(0.01)	(2.64)	—	(2.65)	15.33	38.45	0.29[5]	0.28[5]	0.31[4]	86	8
12-31-2022	26.38	0.06[4]	(7.82)	(7.76)	—	(5.33)[6]	—	(5.33)	13.29	(29.95)	0.28[5]	0.27[5]	0.31[4]	76	11
12-31-2021	23.19	0.05[4]	5.04	5.09	—	(1.90)[6]	—	(1.90)	26.38	22.00	0.28[5]	0.27[5]	0.19[4]	106	14
12-31-2020	17.43	0.05[4]	8.53	8.58	(0.02)	(2.80)	—	(2.82)	23.19	51.98	0.28[5]	0.27[5]	0.28[4]	103	4
12-31-2019	16.44	0.12[4]	4.49	4.61	(0.10)	(3.52)	—	(3.62)	17.43	30.80	0.28[5]	0.28[5]	0.70[4]	91	12
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share. 4 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 6 Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth-Income Trust
Series I
12-31-2023	14.21	0.15[3]	3.27	3.42	(0.16)	(1.74)	—	(1.90)	15.73	25.68	0.64[4]	0.63[4]	0.97[3]	315	8
12-31-2022	18.55	0.14[3]	(3.28)	(3.14)	(0.13)	(1.07)	—	(1.20)	14.21	(16.78)	0.63[4]	0.62[4]	0.89[3]	268	12
12-31-2021	15.87	0.13[3]	3.59	3.72	(0.13)	(0.91)	—	(1.04)	18.55	23.61	0.63[4]	0.62[4]	0.74[3]	344	3
12-31-2020	16.38	0.15[3]	1.75	1.90	(0.16)	(2.25)	—	(2.41)	15.87	13.11	0.63[4]	0.62[4]	0.97[3]	298	8
12-31-2019	15.03	0.21[3]	3.45	3.66	(0.17)	(2.14)	—	(2.31)	16.38	25.70	0.63[4]	0.62[4]	1.28[3]	288	13
Series II
12-31-2023	14.13	0.13[3]	3.24	3.37	(0.14)	(1.74)	—	(1.88)	15.62	25.52	0.79[4]	0.71[4]	0.85[3]	410	8
12-31-2022	18.45	0.12[3]	(3.25)	(3.13)	(0.12)	(1.07)	—	(1.19)	14.13	(16.84)	0.78[4]	0.70[4]	0.78[3]	380	12
12-31-2021	15.79	0.11[3]	3.58	3.69	(0.12)	(0.91)	—	(1.03)	18.45	23.51	0.78[4]	0.70[4]	0.61[3]	531	3
12-31-2020	16.31	0.14[3]	1.74	1.88	(0.15)	(2.25)	—	(2.40)	15.79	13.02	0.78[4]	0.70[4]	0.88[3]	528	8
12-31-2019	14.97	0.18[3]	3.46	3.64	(0.16)	(2.14)	—	(2.30)	16.31	25.64	0.78[4]	0.70[4]	1.13[3]	518	13
Series III
12-31-2023	14.17	0.20[3]	3.27	3.47	(0.21)	(1.74)	—	(1.95)	15.69	26.14	0.29[4]	0.28[4]	1.29[3]	175	8
12-31-2022	18.52	0.20[3]	(3.29)	(3.09)	(0.19)	(1.07)	—	(1.26)	14.17	(16.56)	0.28[4]	0.27[4]	1.24[3]	163	12
12-31-2021	15.83	0.19[3]	3.60	3.79	(0.19)	(0.91)	—	(1.10)	18.52	24.13	0.28[4]	0.27[4]	1.05[3]	216	3
12-31-2020	16.34	0.21[3]	1.74	1.95	(0.21)	(2.25)	—	(2.46)	15.83	13.47	0.28[4]	0.27[4]	1.32[3]	208	8
12-31-2019	14.99	0.26[3]	3.46	3.72	(0.23)	(2.14)	—	(2.37)	16.34	26.16	0.28[4]	0.27[4]	1.58[3]	202	13
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
American International Trust
Series I
12-31-2023	15.03	0.15[3]	1.87	2.02	(0.15)	(2.40)	—	(2.55)	14.50	15.39	0.65[4]	0.64[4]	0.93[3]	122	7
12-31-2022	20.56	0.22[3]	(4.63)	(4.41)	(0.22)	(0.90)	—	(1.12)	15.03	(21.11)	0.64[4]	0.63[4]	1.32[3]	106	15
12-31-2021	21.41	0.41[3]	(0.80)	(0.39)	(0.42)	(0.04)	—	(0.46)	20.56	(1.81)	0.63[4]	0.63[4]	1.89[3]	145	9
12-31-2020	19.83	0.06[3]	2.46	2.52	(0.07)	(0.87)	—	(0.94)	21.41	13.56	0.64[4]	0.63[4]	0.32[3]	170	10
12-31-2019	17.67	0.22[3]	3.56	3.78	(0.18)	(1.44)	—	(1.62)	19.83	22.40	0.64[4]	0.63[4]	1.12[3]	137	10
Series II
12-31-2023	15.03	0.12[3]	1.87	1.99	(0.12)	(2.40)	—	(2.52)	14.50	15.23	0.80[4]	0.77[4]	0.75[3]	213	7
12-31-2022	20.54	0.20[3]	(4.61)	(4.41)	(0.20)	(0.90)	—	(1.10)	15.03	(21.16)	0.79[4]	0.76[4]	1.20[3]	206	15
12-31-2021	21.39	0.39[3]	(0.81)	(0.42)	(0.39)	(0.04)	—	(0.43)	20.54	(1.96)	0.78[4]	0.76[4]	1.80[3]	293	9
12-31-2020	19.82	0.03[3]	2.46	2.49	(0.05)	(0.87)	—	(0.92)	21.39	13.40	0.79[4]	0.76[4]	0.16[3]	317	10
12-31-2019	17.66	0.17[3]	3.59	3.76	(0.16)	(1.44)	—	(1.60)	19.82	22.27	0.79[4]	0.76[4]	0.88[3]	310	10
Series III
12-31-2023	14.97	0.20[3]	1.86	2.06	(0.20)	(2.40)	—	(2.60)	14.43	15.76	0.30[4]	0.29[4]	1.24[3]	28	7
12-31-2022	20.48	0.29[3]	(4.62)	(4.33)	(0.28)	(0.90)	—	(1.18)	14.97	(20.80)	0.29[4]	0.28[4]	1.72[3]	27	15
12-31-2021	21.34	0.50[3]	(0.82)	(0.32)	(0.50)	(0.04)	—	(0.54)	20.48	(1.50)	0.28[4]	0.28[4]	2.31[3]	36	9
12-31-2020	19.75	0.12[3]	2.47	2.59	(0.13)	(0.87)	—	(1.00)	21.34	13.98	0.29[4]	0.28[4]	0.64[3]	38	10
12-31-2019	17.59	0.26[3]	3.59	3.85	(0.25)	(1.44)	—	(1.69)	19.75	22.89	0.29[4]	0.28[4]	1.38[3]	37	10
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
Series I
12-31-2023	18.06	(0.04)	8.99	8.95	—	—	—	—	27.01	49.56	0.83	0.79	(0.19)	304	11
12-31-2022	40.95	(0.08)	(14.95)	(15.03)	—	(7.86)	—	(7.86)	18.06	(38.09)	0.83	0.79	(0.28)	227	17
12-31-2021	40.21	(0.20)	7.02	6.82	—	(6.08)	—	(6.08)	40.95	16.87	0.82	0.79	(0.46)	402	36
12-31-2020	34.45	(0.11)	11.57	11.46	—	(5.70)	—	(5.70)	40.21	34.30	0.83	0.80	(0.28)	383	24
12-31-2019	30.96	(0.02)	8.82	8.80	—	(5.31)	—	(5.31)	34.45	29.80	0.84	0.81	(0.04)	325	29
Series II
12-31-2023	16.71	(0.08)	8.31	8.23	—	—	—	—	24.94	49.25	1.03	0.99	(0.39)	101	11
12-31-2022	38.84	(0.13)	(14.14)	(14.27)	—	(7.86)	—	(7.86)	16.71	(38.20)	1.03	0.99	(0.48)	79	17
12-31-2021	38.48	(0.27)	6.71	6.44	—	(6.08)	—	(6.08)	38.84	16.63	1.02	0.99	(0.66)	146	36
12-31-2020	33.22	(0.17)	11.13	10.96	—	(5.70)	—	(5.70)	38.48	34.06	1.03	1.00	(0.48)	150	24
12-31-2019	30.07	(0.08)	8.54	8.46	—	(5.31)	—	(5.31)	33.22	29.53	1.04	1.01	(0.24)	134	29
Series NAV
12-31-2023	18.13	(0.03)	9.02	8.99	—	—	—	—	27.12	49.59	0.78	0.74	(0.14)	1,382	11
12-31-2022	41.04	(0.07)	(14.98)	(15.05)	—	(7.86)	—	(7.86)	18.13	(38.05)	0.78	0.74	(0.23)	1,119	17
12-31-2021	40.27	(0.18)	7.03	6.85	—	(6.08)	—	(6.08)	41.04	16.92	0.77	0.74	(0.41)	1,883	36
12-31-2020	34.47	(0.09)	11.59	11.50	—	(5.70)	—	(5.70)	40.27	34.40	0.78	0.75	(0.23)	1,823	24
12-31-2019	30.97	—[3]	8.81	8.81	—[3]	(5.31)	—	(5.31)	34.47	29.83	0.79	0.76	0.01	1,708	29
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
Capital Appreciation Trust
Series I
12-31-2023	3.28	(0.01)	1.73	1.72	—	(0.06)	—	(0.06)	4.94	52.85	0.82	0.81	(0.17)	204	34
12-31-2022	7.48	(0.01)	(2.70)	(2.71)	—	(1.49)	—	(1.49)	3.28	(37.70)	0.81	0.81	(0.22)	151	31
12-31-2021	7.60	(0.04)	1.26	1.22	—	(1.34)	—	(1.34)	7.48	15.75	0.79	0.78	(0.50)	272	40
12-31-2020	5.39	(0.02)	2.96	2.94	—	(0.73)	—	(0.73)	7.60	56.04	0.80	0.79	(0.32)	272	56
12-31-2019	12.09	(0.01)	2.92	2.91	(0.01)	(9.60)	—	(9.61)	5.39	32.89	0.81	0.81	(0.06)	195	40
Series II
12-31-2023	2.52	(0.01)	1.32	1.31	—	(0.06)	—	(0.06)	3.77	52.51	1.02	1.01	(0.37)	61	34
12-31-2022	6.28	(0.02)	(2.25)	(2.27)	—	(1.49)	—	(1.49)	2.52	(37.88)	1.01	1.01	(0.42)	46	31
12-31-2021	6.57	(0.05)	1.10	1.05	—	(1.34)	—	(1.34)	6.28	15.64	0.99	0.98	(0.70)	88	40
12-31-2020	4.74	(0.03)	2.59	2.56	—	(0.73)	—	(0.73)	6.57	55.70	1.00	0.99	(0.52)	89	56
12-31-2019	11.61	(0.02)	2.75	2.73	—[3]	(9.60)	—	(9.60)	4.74	32.65	1.01	1.01	(0.26)	66	40
Series NAV
12-31-2023	3.33	—[3]	1.75	1.75	—	(0.06)	—	(0.06)	5.02	52.95	0.77	0.76	(0.12)	317	34
12-31-2022	7.55	(0.01)	(2.72)	(2.73)	—	(1.49)	—	(1.49)	3.33	(37.59)	0.76	0.76	(0.18)	217	31
12-31-2021	7.66	(0.04)	1.27	1.23	—	(1.34)	—	(1.34)	7.55	15.76	0.74	0.73	(0.45)	436	40
12-31-2020	5.42	(0.02)	2.99	2.97	—	(0.73)	—	(0.73)	7.66	56.29	0.75	0.74	(0.27)	382	56
12-31-2019	12.11	—[3]	2.92	2.92	(0.01)	(9.60)	—	(9.61)	5.42	32.88	0.76	0.76	(0.01)	282	40
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Value Trust
Series I
12-31-2023	10.62	0.24	1.56	1.80	(0.20)	(1.20)	—	(1.40)	11.02	18.18	0.95	0.90	2.10	7	76
12-31-2022	14.06	0.14	(1.83)	(1.69)	(0.13)	(1.62)	—	(1.75)	10.62	(11.86)	0.94	0.90	1.14	8	88
12-31-2021	13.39	0.09	2.31	2.40	(0.11)	(1.62)	—	(1.73)	14.06	18.13	0.93	0.88	0.63	8	55
12-31-2020	12.55	0.11	1.98	2.09	(0.15)	(1.10)	—	(1.25)	13.39	17.40	0.94	0.90	0.85	6	88
12-31-2019	10.92	0.16	2.44	2.60	(0.17)	(0.80)	—	(0.97)	12.55	24.31	0.93	0.89	1.33	8	45
Series II
12-31-2023	10.54	0.21	1.56	1.77	(0.18)	(1.20)	—	(1.38)	10.93	18.01	1.15	1.10	1.90	245	76
12-31-2022	13.97	0.11	(1.82)	(1.71)	(0.10)	(1.62)	—	(1.72)	10.54	(12.07)	1.14	1.10	0.93	233	88
12-31-2021	13.32	0.06	2.29	2.35	(0.08)	(1.62)	—	(1.70)	13.97	17.85	1.13	1.08	0.43	290	55
12-31-2020	12.49	0.09	1.96	2.05	(0.12)	(1.10)	—	(1.22)	13.32	17.19	1.14	1.10	0.68	287	88
12-31-2019	10.87	0.14	2.42	2.56	(0.14)	(0.80)	—	(0.94)	12.49	24.10	1.13	1.09	1.17	278	45
Series NAV
12-31-2023	10.57	0.24	1.57	1.81	(0.21)	(1.20)	—	(1.41)	10.97	18.31	0.90	0.85	2.16	215	76
12-31-2022	14.01	0.15	(1.84)	(1.69)	(0.13)	(1.62)	—	(1.75)	10.57	(11.87)	0.89	0.85	1.20	179	88
12-31-2021	13.35	0.10	2.30	2.40	(0.12)	(1.62)	—	(1.74)	14.01	18.16	0.88	0.83	0.68	198	55
12-31-2020	12.52	0.12	1.96	2.08	(0.15)	(1.10)	—	(1.25)	13.35	17.42	0.89	0.85	0.93	156	88
12-31-2019	10.89	0.17	2.43	2.60	(0.17)	(0.80)	—	(0.97)	12.52	24.44	0.88	0.84	1.41	127	45
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Disciplined Value International Trust
Series I
12-31-2023	13.15	0.32	2.28	2.60	(0.28)	—	—	(0.28)	15.47	19.96	0.87	0.86	2.22	77	81
12-31-2022	14.38	0.31	(1.05)	(0.74)	(0.49)	—	—	(0.49)	13.15	(4.77)	0.93	0.92	2.33	67	74
12-31-2021	13.05	0.46	1.25	1.71	(0.38)	—	—	(0.38)	14.38	13.06	0.93	0.92	3.21	78	60
12-31-2020	12.92	0.21	0.17	0.38	(0.25)	—	—	(0.25)	13.05	3.27	0.94	0.94	1.85	77	190[3]
12-31-2019	11.84	0.30	1.13	1.43	(0.35)	—	—	(0.35)	12.92	12.33	0.94	0.94	2.39	83	36
Series II
12-31-2023	13.14	0.29	2.27	2.56	(0.25)	—	—	(0.25)	15.45	19.69	1.07	1.06	2.02	45	81
12-31-2022	14.37	0.29	(1.06)	(0.77)	(0.46)	—	—	(0.46)	13.14	(4.98)	1.13	1.12	2.15	41	74
12-31-2021	13.04	0.43	1.25	1.68	(0.35)	—	—	(0.35)	14.37	12.86	1.13	1.12	3.02	46	60
12-31-2020	12.91	0.19	0.17	0.36	(0.23)	—	—	(0.23)	13.04	3.07	1.14	1.14	1.65	46	190[3]
12-31-2019	11.83	0.27	1.14	1.41	(0.33)	—	—	(0.33)	12.91	12.13	1.14	1.14	2.19	50	36
Series NAV
12-31-2023	13.03	0.33	2.25	2.58	(0.28)	—	—	(0.28)	15.33	20.05	0.82	0.81	2.27	161	81
12-31-2022	14.26	0.31	(1.04)	(0.73)	(0.50)	—	—	(0.50)	13.03	(4.75)	0.88	0.87	2.35	151	74
12-31-2021	12.94	0.46	1.24	1.70	(0.38)	—	—	(0.38)	14.26	13.15	0.88	0.87	3.26	193	60
12-31-2020	12.82	0.21	0.16	0.37	(0.25)	—	—	(0.25)	12.94	3.27	0.89	0.89	1.90	178	190[3]
12-31-2019	11.75	0.30	1.13	1.43	(0.36)	—	—	(0.36)	12.82	12.41	0.89	0.89	2.41	177	36
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Emerging Markets Value Trust
Series I
12-31-2023	8.88	0.30	1.03	1.33	(0.15)	—	—	(0.15)	10.06	15.19	1.09	1.08	3.21	6	12
12-31-2022	10.50	0.37	(1.63)	(1.26)	(0.36)	—	—	(0.36)	8.88	(11.67)	1.12	1.11	3.83	6	15
12-31-2021	9.67	0.26	0.83	1.09	(0.26)	—	—	(0.26)	10.50	11.18	1.09	1.08	2.48	7	26
12-31-2020	9.57	0.16	0.14	0.30	(0.20)	—	—	(0.20)	9.67	3.56	1.21	1.20	1.99	6	26
12-31-2019	8.93	0.16	0.78	0.94	(0.30)	—	—	(0.30)	9.57	10.94	1.18	1.17	1.79	6	23
Series II
12-31-2023	8.89	0.28	1.03	1.31	(0.14)	—	—	(0.14)	10.06	14.85	1.29	1.28	2.97	26	12
12-31-2022	10.51	0.35	(1.63)	(1.28)	(0.34)	—	—	(0.34)	8.89	(11.87)	1.32	1.31	3.61	26	15
12-31-2021	9.67	0.24	0.84	1.08	(0.24)	—	—	(0.24)	10.51	11.08	1.29	1.28	2.27	34	26
12-31-2020	9.57	0.15	0.14	0.29	(0.19)	—	—	(0.19)	9.67	3.36	1.41	1.40	1.82	33	26
12-31-2019	8.93	0.15	0.77	0.92	(0.28)	—	—	(0.28)	9.57	10.71	1.38	1.37	1.64	35	23
Series NAV
12-31-2023	8.87	0.30	1.03	1.33	(0.16)	—	—	(0.16)	10.04	15.15	1.04	1.03	3.22	189	12
12-31-2022	10.49	0.37	(1.63)	(1.26)	(0.36)	—	—	(0.36)	8.87	(11.63)	1.07	1.06	3.89	173	15
12-31-2021	9.65	0.27	0.83	1.10	(0.26)	—	—	(0.26)	10.49	11.25	1.04	1.03	2.55	210	26
12-31-2020	9.55	0.17	0.14	0.31	(0.21)	—	—	(0.21)	9.65	3.72	1.16	1.15	2.07	194	26
12-31-2019	8.92	0.17	0.76	0.93	(0.30)	—	—	(0.30)	9.55	10.89	1.13	1.12	1.87	193	23
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Equity Income Trust
Series I
12-31-2023	13.93	0.27	0.83	1.10	(0.27)	(1.32)	—	(1.59)	13.44	9.39	0.78	0.75	1.97	214	18
12-31-2022	16.63	0.30	(0.95)	(0.65)	(0.29)	(1.76)	—	(2.05)	13.93	(3.40)	0.78	0.75	1.92	218	16
12-31-2021	13.79	0.26	3.23	3.49	(0.32)	(0.33)	—	(0.65)	16.63	25.42	0.77	0.74	1.62	250	21
12-31-2020	15.35	0.30	(0.40)	(0.10)	(0.41)	(1.05)	—	(1.46)	13.79	1.02	0.79	0.76	2.32	225	28
12-31-2019	13.65	0.35	3.07	3.42	(0.31)	(1.41)	—	(1.72)	15.35	26.34	0.80	0.77	2.30	255	18[3]
Series II
12-31-2023	13.82	0.24	0.84	1.08	(0.25)	(1.32)	—	(1.57)	13.33	9.26	0.98	0.95	1.77	107	18
12-31-2022	16.52	0.27	(0.95)	(0.68)	(0.26)	(1.76)	—	(2.02)	13.82	(3.64)	0.98	0.95	1.72	113	16
12-31-2021	13.70	0.23	3.21	3.44	(0.29)	(0.33)	—	(0.62)	16.52	25.21	0.97	0.94	1.42	130	21
12-31-2020	15.27	0.27	(0.40)	(0.13)	(0.39)	(1.05)	—	(1.44)	13.70	0.75	0.99	0.96	2.11	120	28
12-31-2019	13.58	0.31	3.07	3.38	(0.28)	(1.41)	—	(1.69)	15.27	26.17	1.00	0.97	2.10	137	18[3]
Series NAV
12-31-2023	13.82	0.28	0.83	1.11	(0.28)	(1.32)	—	(1.60)	13.33	9.52	0.73	0.70	2.02	1,067	18
12-31-2022	16.52	0.31	(0.95)	(0.64)	(0.30)	(1.76)	—	(2.06)	13.82	(3.38)	0.73	0.70	1.96	1,043	16
12-31-2021	13.70	0.27	3.21	3.48	(0.33)	(0.33)	—	(0.66)	16.52	25.49	0.72	0.69	1.67	1,311	21
12-31-2020	15.27	0.31	(0.41)	(0.10)	(0.42)	(1.05)	—	(1.47)	13.70	1.01	0.74	0.71	2.38	1,139	28
12-31-2019	13.58	0.35	3.07	3.42	(0.32)	(1.41)	—	(1.73)	15.27	26.47	0.75	0.72	2.34	1,304	18[3]
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Industries Trust
Series I
12-31-2023	11.20	0.21	0.26	0.47	(0.19)	(0.47)	—	(0.66)	11.01	5.22	0.95	0.94	1.95	77	68
12-31-2022	16.38	0.22	(2.47)	(2.25)	(0.35)	(2.58)	—	(2.93)	11.20	(13.67)	0.91	0.90	1.51	93	50
12-31-2021	12.79	0.15	3.65	3.80	(0.13)	(0.08)	—	(0.21)	16.38	29.70	0.90	0.89	0.96	132	74
12-31-2020	14.08	0.14	(0.06)	0.08	(0.17)	(1.20)	—	(1.37)	12.79	2.17	0.94	0.93	1.15	93	44
12-31-2019	11.90	0.21	3.39	3.60	(0.60)	(0.82)	—	(1.42)	14.08	31.79	0.91	0.90	1.53	113	28
Series II
12-31-2023	11.06	0.18	0.26	0.44	(0.17)	(0.47)	—	(0.64)	10.86	4.98	1.15	1.14	1.75	14	68
12-31-2022	16.21	0.18	(2.43)	(2.25)	(0.32)	(2.58)	—	(2.90)	11.06	(13.83)	1.11	1.10	1.31	16	50
12-31-2021	12.67	0.11	3.62	3.73	(0.11)	(0.08)	—	(0.19)	16.21	29.38	1.10	1.09	0.75	22	74
12-31-2020	13.96	0.11	(0.05)	0.06	(0.15)	(1.20)	—	(1.35)	12.67	1.99	1.14	1.13	0.95	15	44
12-31-2019	11.79	0.18	3.36	3.54	(0.55)	(0.82)	—	(1.37)	13.96	31.51	1.11	1.10	1.32	17	28
Series NAV
12-31-2023	11.15	0.21	0.25	0.46	(0.19)	(0.47)	—	(0.66)	10.95	5.21	0.90	0.89	2.00	26	68
12-31-2022	16.32	0.22	(2.45)	(2.23)	(0.36)	(2.58)	—	(2.94)	11.15	(13.61)	0.86	0.85	1.57	27	50
12-31-2021	12.75	0.15	3.64	3.79	(0.14)	(0.08)	—	(0.22)	16.32	29.70	0.85	0.84	1.01	34	74
12-31-2020	14.03	0.14	(0.04)	0.10	(0.18)	(1.20)	—	(1.38)	12.75	2.31	0.89	0.88	1.20	25	44
12-31-2019	11.88	0.21	3.38	3.59	(0.62)	(0.82)	—	(1.44)	14.03	31.71	0.86	0.85	1.57	28	28
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Fundamental All Cap Core Trust
Series I
12-31-2023	24.72	0.11	7.89	8.00	(0.11)	(3.77)	—	(3.88)	28.84	35.40	0.77	0.76	0.39	105	16
12-31-2022	36.40	0.07	(8.85)	(8.78)	(0.07)	(2.83)	—	(2.90)	24.72	(24.29)	0.76	0.76	0.24	85	29
12-31-2021	30.15	0.04	9.14	9.18	(0.04)	(2.89)	—	(2.93)	36.40	30.63	0.76	0.75	0.11	138	14
12-31-2020	24.56	0.06	6.42	6.48	(0.10)	(0.79)	—	(0.89)	30.15	26.87	0.76	0.76	0.26	120	19
12-31-2019	19.64	0.11	6.79	6.90	(0.10)	(1.88)	—	(1.98)	24.56	36.45	0.77	0.76	0.48	119	15
Series II
12-31-2023	24.61	0.05	7.84	7.89	(0.05)	(3.77)	—	(3.82)	28.68	35.10	0.97	0.96	0.19	48	16
12-31-2022	36.24	0.01	(8.81)	(8.80)	—[3]	(2.83)	—	(2.83)	24.61	(24.43)	0.96	0.96	0.04	41	29
12-31-2021	30.06	(0.03)	9.10	9.07	—	(2.89)	—	(2.89)	36.24	30.34	0.96	0.95	(0.09)	62	14
12-31-2020	24.49	0.01	6.40	6.41	(0.05)	(0.79)	—	(0.84)	30.06	26.65	0.96	0.96	0.05	51	19
12-31-2019	19.59	0.06	6.78	6.84	(0.06)	(1.88)	—	(1.94)	24.49	36.18	0.97	0.96	0.28	49	15
Series NAV
12-31-2023	24.91	0.12	7.95	8.07	(0.12)	(3.77)	—	(3.89)	29.09	35.44	0.72	0.71	0.44	2,148	16
12-31-2022	36.66	0.09	(8.93)	(8.84)	(0.08)	(2.83)	—	(2.91)	24.91	(24.26)	0.71	0.71	0.29	1,717	29
12-31-2021	30.34	0.06	9.21	9.27	(0.06)	(2.89)	—	(2.95)	36.66	30.68	0.71	0.70	0.16	2,457	14
12-31-2020	24.71	0.08	6.45	6.53	(0.11)	(0.79)	—	(0.90)	30.34	26.97	0.71	0.71	0.30	2,017	19
12-31-2019	19.74	0.12	6.84	6.96	(0.11)	(1.88)	—	(1.99)	24.71	36.58	0.72	0.71	0.52	1,700	15
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Large Cap Value Trust
Series I
12-31-2023	22.62	0.28	4.68	4.96	(0.26)	(1.93)	—	(2.19)	25.39	23.45	0.79	0.77	1.14	447	13
12-31-2022	28.91	0.26	(2.73)	(2.47)	(0.29)	(3.53)	—	(3.82)	22.62	(7.95)	0.78	0.77	1.01	408	21
12-31-2021	25.10	0.22	7.34	7.56	(0.24)	(3.51)	—	(3.75)	28.91	29.96	0.77	0.76	0.75	483	29
12-31-2020	23.13	0.21	2.44	2.65	(0.24)	(0.44)	—	(0.68)	25.10	11.96	0.79	0.78	0.95	391	44
12-31-2019	17.51	0.25	5.97	6.22	(0.25)	(0.35)	—	(0.60)	23.13	35.85	0.78	0.77	1.17	403	13
Series II
12-31-2023	22.84	0.23	4.74	4.97	(0.22)	(1.93)	—	(2.15)	25.66	23.22	0.99	0.97	0.94	150	13
12-31-2022	29.14	0.21	(2.74)	(2.53)	(0.24)	(3.53)	—	(3.77)	22.84	(8.13)	0.98	0.97	0.81	143	21
12-31-2021	25.28	0.16	7.39	7.55	(0.18)	(3.51)	—	(3.69)	29.14	29.72	0.97	0.96	0.55	177	29
12-31-2020	23.29	0.16	2.47	2.63	(0.20)	(0.44)	—	(0.64)	25.28	11.75	0.99	0.98	0.75	160	44
12-31-2019	17.63	0.21	6.00	6.21	(0.20)	(0.35)	—	(0.55)	23.29	35.59	0.98	0.97	0.97	164	13
Series NAV
12-31-2023	22.64	0.29	4.68	4.97	(0.27)	(1.93)	—	(2.20)	25.41	23.49	0.74	0.72	1.19	176	13
12-31-2022	28.92	0.28	(2.72)	(2.44)	(0.31)	(3.53)	—	(3.84)	22.64	(7.86)	0.73	0.72	1.06	163	21
12-31-2021	25.11	0.23	7.34	7.57	(0.25)	(3.51)	—	(3.76)	28.92	30.00	0.72	0.71	0.79	163	29
12-31-2020	23.14	0.21	2.45	2.66	(0.25)	(0.44)	—	(0.69)	25.11	12.01	0.74	0.73	0.99	125	44
12-31-2019	17.51	0.25	5.99	6.24	(0.26)	(0.35)	—	(0.61)	23.14	35.97	0.73	0.72	1.21	97	13
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Global Equity Trust
Series I
12-31-2023	19.49	0.26	3.55	3.81	(0.17)	(0.76)	—	(0.93)	22.37	20.09	0.95	0.94	1.24	225	38
12-31-2022	25.34	0.31	(4.12)	(3.81)	(0.61)	(1.43)	—	(2.04)	19.49	(14.84)	0.94	0.93	1.40	212	61
12-31-2021	20.89	0.39	4.06	4.45	—	—	—	—	25.34	21.30	0.93	0.92	1.68	277	64
12-31-2020	20.04	0.18	1.09	1.27	(0.23)	(0.17)	(0.02)	(0.42)	20.89	6.60	1.06	1.05	0.96	265	120[3,4]
12-31-2019	18.37	0.49	2.32	2.81	(0.42)	(0.72)	—	(1.14)	20.04	16.04	1.00	0.95	2.51	115	20
Series II
12-31-2023	19.35	0.22	3.52	3.74	(0.14)	(0.76)	—	(0.90)	22.19	19.81	1.15	1.14	1.04	22	38
12-31-2022	25.17	0.26	(4.09)	(3.83)	(0.56)	(1.43)	—	(1.99)	19.35	(15.01)	1.14	1.13	1.20	21	61
12-31-2021	20.79	0.34	4.04	4.38	—	—	—	—	25.17	21.01	1.13	1.12	1.46	29	64
12-31-2020	19.95	0.18	1.04	1.22	(0.19)	(0.17)	(0.02)	(0.38)	20.79	6.42	1.26	1.25	0.96	27	120[3,4]
12-31-2019	18.29	0.45	2.31	2.76	(0.38)	(0.72)	—	(1.10)	19.95	15.83	1.20	1.15	2.31	31	20
Series NAV
12-31-2023	19.47	0.27	3.55	3.82	(0.18)	(0.76)	—	(0.94)	22.35	20.17	0.90	0.89	1.28	49	38
12-31-2022	25.32	0.32	(4.12)	(3.80)	(0.62)	(1.43)	—	(2.05)	19.47	(14.81)	0.89	0.88	1.45	42	61
12-31-2021	20.87	0.39	4.06	4.45	—	—	—	—	25.32	21.32	0.88	0.87	1.69	51	64
12-31-2020	20.01	0.22	1.07	1.29	(0.24)	(0.17)	(0.02)	(0.43)	20.87	6.71	1.01	1.00	1.20	44	120[3,4]
12-31-2019	18.35	0.49	2.32	2.81	(0.43)	(0.72)	—	(1.15)	20.01	16.06	0.95	0.90	2.53	43	20
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees. 4 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
Series I
12-31-2023	23.84	(0.06)	0.93	0.87	—	(1.26)	—	(1.26)	23.45	4.25	1.06	1.00	(0.26)	58	43
12-31-2022	31.29	(0.07)	(4.14)	(4.21)	—	(3.24)	—	(3.24)	23.84	(13.09)	1.06	1.01	(0.29)	65	24
12-31-2021	31.07	(0.15)	3.67	3.52	—	(3.30)	—	(3.30)	31.29	11.19	1.08	1.03	(0.47)	80	29
12-31-2020	27.18	(0.09)	7.18	7.09	—	(3.20)	—	(3.20)	31.07	27.17	1.15	1.09	(0.32)	80	38
12-31-2019	22.87	(0.08)	6.36	6.28	—	(1.97)	—	(1.97)	27.18	28.68	1.16	1.10	(0.32)	72	34
Series II
12-31-2023	20.73	(0.09)	0.78	0.69	—	(1.26)	—	(1.26)	20.16	4.02	1.26	1.20	(0.46)	50	43
12-31-2022	27.76	(0.11)	(3.68)	(3.79)	—	(3.24)	—	(3.24)	20.73	(13.24)	1.26	1.21	(0.49)	56	24
12-31-2021	27.95	(0.19)	3.30	3.11	—	(3.30)	—	(3.30)	27.76	10.97	1.28	1.23	(0.67)	75	29
12-31-2020	24.78	(0.13)	6.50	6.37	—	(3.20)	—	(3.20)	27.95	26.89	1.35	1.29	(0.52)	84	38
12-31-2019	21.05	(0.12)	5.82	5.70	—	(1.97)	—	(1.97)	24.78	28.40	1.36	1.30	(0.53)	71	34
Series NAV
12-31-2023	24.46	(0.05)	0.95	0.90	—	(1.26)	—	(1.26)	24.10	4.26	1.01	0.95	(0.20)	155	43
12-31-2022	31.98	(0.06)	(4.22)	(4.28)	—	(3.24)	—	(3.24)	24.46	(13.02)	1.01	0.96	(0.23)	157	24
12-31-2021	31.68	(0.14)	3.74	3.60	—	(3.30)	—	(3.30)	31.98	11.23	1.03	0.98	(0.42)	183	29
12-31-2020	27.64	(0.08)	7.32	7.24	—	(3.20)	—	(3.20)	31.68	27.26	1.10	1.04	(0.27)	162	38
12-31-2019	23.22	(0.08)	6.47	6.39	—	(1.97)	—	(1.97)	27.64	28.67	1.11	1.05	(0.29)	130	34
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
International Equity Index Trust
Series I
12-31-2023	16.31	0.45	2.01	2.46	(0.43)	—	—	(0.43)	18.34	15.36	0.66	0.39	2.59	326	4
12-31-2022	20.25	0.48	(3.84)	(3.36)	(0.50)	(0.08)	—	(0.58)	16.31	(16.25)	0.67	0.39	2.77	294	6
12-31-2021	19.55	0.48	1.02	1.50	(0.55)	(0.25)	—	(0.80)	20.25	7.59	0.65	0.39	2.29	371	5
12-31-2020	18.30	0.35	1.51	1.86	(0.44)	(0.17)	—	(0.61)	19.55	10.64	0.66	0.39	2.07	361	5
12-31-2019	15.44	0.50	2.77	3.27	(0.41)	—	—	(0.41)	18.30	21.37	0.67	0.39	2.92	359	5[3]
Series II
12-31-2023	16.34	0.42	2.01	2.43	(0.40)	—	—	(0.40)	18.37	15.18	0.86	0.59	2.38	19	4
12-31-2022	20.27	0.44	(3.82)	(3.38)	(0.47)	(0.08)	—	(0.55)	16.34	(16.39)	0.87	0.59	2.55	17	6
12-31-2021	19.58	0.43	1.02	1.45	(0.51)	(0.25)	—	(0.76)	20.27	7.33	0.85	0.59	2.09	23	5
12-31-2020	18.32	0.32	1.51	1.83	(0.40)	(0.17)	—	(0.57)	19.58	10.48	0.86	0.59	1.87	23	5
12-31-2019	15.46	0.44	2.80	3.24	(0.38)	—	—	(0.38)	18.32	21.11	0.87	0.59	2.55	22	5[3]
Series NAV
12-31-2023	16.31	0.46	2.00	2.46	(0.44)	—	—	(0.44)	18.33	15.42	0.61	0.34	2.64	541	4
12-31-2022	20.24	0.49	(3.83)	(3.34)	(0.51)	(0.08)	—	(0.59)	16.31	(16.16)	0.62	0.34	2.84	468	6
12-31-2021	19.55	0.48	1.02	1.50	(0.56)	(0.25)	—	(0.81)	20.24	7.59	0.60	0.34	2.33	535	5
12-31-2020	18.29	0.36	1.51	1.87	(0.44)	(0.17)	—	(0.61)	19.55	10.76	0.61	0.34	2.11	484	5
12-31-2019	15.43	0.50	2.78	3.28	(0.42)	—	—	(0.42)	18.29	21.44	0.62	0.34	2.91	458	5[3]
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Small Company Trust
Series I
12-31-2023	11.72	0.25	1.24	1.49	(0.25)	(0.27)	—	(0.52)	12.69	13.44	1.06	1.05	2.02	19	11
12-31-2022	16.08	0.25	(3.32)	(3.07)	(0.26)	(1.03)	—	(1.29)	11.72	(18.17)	1.08	1.08	1.92	19	20
12-31-2021	14.73	0.21	1.82	2.03	(0.21)	(0.47)	—	(0.68)	16.08	13.72	1.08	1.07	1.31	26	23
12-31-2020	14.38	0.15	0.93	1.08	(0.28)	(0.45)	—	(0.73)	14.73	8.37	1.23	1.22	1.20	27	14
12-31-2019	12.55	0.24	2.47	2.71	(0.30)	(0.58)	—	(0.88)	14.38	22.60	1.20	1.19	1.76	28	12
Series II
12-31-2023	11.70	0.22	1.26	1.48	(0.23)	(0.27)	—	(0.50)	12.68	13.33	1.26	1.25	1.82	13	11
12-31-2022	16.05	0.22	(3.31)	(3.09)	(0.23)	(1.03)	—	(1.26)	11.70	(18.35)	1.28	1.28	1.70	12	20
12-31-2021	14.71	0.18	1.81	1.99	(0.18)	(0.47)	—	(0.65)	16.05	13.47	1.28	1.27	1.12	15	23
12-31-2020	14.36	0.13	0.92	1.05	(0.25)	(0.45)	—	(0.70)	14.71	8.17	1.43	1.42	0.99	15	14
12-31-2019	12.51	0.21	2.47	2.68	(0.25)	(0.58)	—	(0.83)	14.36	22.35	1.40	1.39	1.55	15	12
Series NAV
12-31-2023	11.72	0.25	1.25	1.50	(0.25)	(0.27)	—	(0.52)	12.70	13.59	1.01	1.00	2.06	75	11
12-31-2022	16.09	0.26	(3.33)	(3.07)	(0.27)	(1.03)	—	(1.30)	11.72	(18.17)	1.03	1.03	1.96	68	20
12-31-2021	14.74	0.22	1.82	2.04	(0.22)	(0.47)	—	(0.69)	16.09	13.77	1.03	1.02	1.37	88	23
12-31-2020	14.39	0.16	0.92	1.08	(0.28)	(0.45)	—	(0.73)	14.74	8.41	1.18	1.17	1.25	75	14
12-31-2019	12.56	0.25	2.48	2.73	(0.32)	(0.58)	—	(0.90)	14.39	22.70	1.15	1.14	1.81	73	12
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Lifestyle Balanced Portfolio
Series I
12-31-2023	12.55	0.31[3]	1.28	1.59	(0.29)	(1.20)	—	(1.49)	12.65	13.74	0.13[4]	0.13[4]	2.39[3]	38	9
12-31-2022	16.79	0.31[3]	(2.95)	(2.64)	(0.30)	(1.30)	—	(1.60)	12.55	(15.45)	0.12[4]	0.12[4]	2.11[3]	32	15
12-31-2021	16.40	0.37[3]	1.17	1.54	(0.37)	(0.78)	—	(1.15)	16.79	9.44	0.12[4]	0.11[4]	2.18[3]	42	10
12-31-2020	15.43	0.38[3]	1.53	1.91	(0.37)	(0.57)	—	(0.94)	16.40	12.69	0.12[4]	0.12[4]	2.45[3]	41	15
12-31-2019	13.76	0.33[3]	2.09	2.42	(0.30)	(0.45)	—	(0.75)	15.43	17.73	0.12[4]	0.12[4]	2.19[3]	37	11
Series II
12-31-2023	12.58	0.27[3]	1.29	1.56	(0.26)	(1.20)	—	(1.46)	12.68	13.50	0.33[4]	0.33[4]	2.06[3]	772	9
12-31-2022	16.82	0.27[3]	(2.94)	(2.67)	(0.27)	(1.30)	—	(1.57)	12.58	(15.60)	0.32[4]	0.32[4]	1.87[3]	730	15
12-31-2021	16.43	0.34[3]	1.17	1.51	(0.34)	(0.78)	—	(1.12)	16.82	9.21	0.32[4]	0.31[4]	1.98[3]	997	10
12-31-2020	15.46	0.35[3]	1.53	1.88	(0.34)	(0.57)	—	(0.91)	16.43	12.47	0.32[4]	0.32[4]	2.26[3]	960	15
12-31-2019	13.78	0.29[3]	2.11	2.40	(0.27)	(0.45)	—	(0.72)	15.46	17.56	0.32[4]	0.32[4]	1.94[3]	860	11
Series NAV
12-31-2023	12.54	0.31[3]	1.28	1.59	(0.30)	(1.20)	—	(1.50)	12.63	13.72	0.08[4]	0.08[4]	2.38[3]	156	9
12-31-2022	16.77	0.32[3]	(2.94)	(2.62)	(0.31)	(1.30)	—	(1.61)	12.54	(15.36)	0.07[4]	0.07[4]	2.21[3]	137	15
12-31-2021	16.38	0.40[3]	1.15	1.55	(0.38)	(0.78)	—	(1.16)	16.77	9.51	0.07[4]	0.06[4]	2.33[3]	161	10
12-31-2020	15.42	0.40[3]	1.51	1.91	(0.38)	(0.57)	—	(0.95)	16.38	12.68	0.07[4]	0.07[4]	2.57[3]	136	15
12-31-2019	13.74	0.34[3]	2.09	2.43	(0.30)	(0.45)	—	(0.75)	15.42	17.89	0.07[4]	0.07[4]	2.29[3]	113	11
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Portfolio
Series I
12-31-2023	11.01	0.30[3]	0.66	0.96	(0.32)	(0.50)	—	(0.82)	11.15	9.12	0.17[4]	0.13[4]	2.62[3]	13	11
12-31-2022	14.10	0.32[3]	(2.41)	(2.09)	(0.32)	(0.68)	—	(1.00)	11.01	(14.62)	0.16[4]	0.13[4]	2.59[3]	14	16
12-31-2021	14.43	0.38[3]	0.04	0.42	(0.35)	(0.40)	—	(0.75)	14.10	2.96	0.14[4]	0.13[4]	2.62[3]	18	22
12-31-2020	13.68	0.45[3]	1.01	1.46	(0.40)	(0.31)	—	(0.71)	14.43	10.75	0.15[4]	0.13[4]	3.19[3]	16	21
12-31-2019	12.67	0.32[3]	1.25	1.57	(0.30)	(0.26)	—	(0.56)	13.68	12.46	0.15[4]	0.13[4]	2.36[3]	12	21
Series II
12-31-2023	11.03	0.29[3]	0.64	0.93	(0.29)	(0.50)	—	(0.79)	11.17	8.90	0.37[4]	0.33[4]	2.54[3]	146	11
12-31-2022	14.11	0.28[3]	(2.38)	(2.10)	(0.30)	(0.68)	—	(0.98)	11.03	(14.71)	0.36[4]	0.33[4]	2.27[3]	144	16
12-31-2021	14.45	0.32[3]	0.07	0.39	(0.33)	(0.40)	—	(0.73)	14.11	2.68	0.34[4]	0.33[4]	2.19[3]	200	22
12-31-2020	13.70	0.38[3]	1.05	1.43	(0.37)	(0.31)	—	(0.68)	14.45	10.53	0.35[4]	0.33[4]	2.71[3]	208	21
12-31-2019	12.69	0.30[3]	1.25	1.55	(0.28)	(0.26)	—	(0.54)	13.70	12.22	0.35[4]	0.33[4]	2.20[3]	170	21
Series NAV
12-31-2023	11.00	0.30[3]	0.66	0.96	(0.32)	(0.50)	—	(0.82)	11.14	9.18	0.12[4]	0.08[4]	2.63[3]	7	11
12-31-2022	14.08	0.35[3]	(2.42)	(2.07)	(0.33)	(0.68)	—	(1.01)	11.00	(14.52)	0.11[4]	0.08[4]	2.84[3]	8	16
12-31-2021	14.42	0.33[3]	0.09	0.42	(0.36)	(0.40)	—	(0.76)	14.08	2.94	0.09[4]	0.08[4]	2.24[3]	8	22
12-31-2020	13.67	0.57[3]	0.89	1.46	(0.40)	(0.31)	—	(0.71)	14.42	10.80	0.10[4]	0.08[4]	4.03[3]	9	21
12-31-2019	12.66	0.31[3]	1.27	1.58	(0.31)	(0.26)	—	(0.57)	13.67	12.52	0.10[4]	0.08[4]	2.29[3]	4	21
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Lifestyle Growth Portfolio
Series I
12-31-2023	13.15	0.26[3]	1.75	2.01	(0.25)	(1.80)	—	(2.05)	13.11	17.00	0.12[4]	0.12[4]	1.91[3]	200	6
12-31-2022	18.57	0.29[3]	(3.35)	(3.06)	(0.27)	(2.09)	—	(2.36)	13.15	(16.08)	0.12[4]	0.11[4]	1.81[3]	194	12
12-31-2021	17.79	0.37[3]	2.11	2.48	(0.36)	(1.34)	—	(1.70)	18.57	14.07	0.11[4]	0.11[4]	1.97[3]	252	12[5]
12-31-2020	16.92	0.36[3]	1.84	2.20	(0.37)	(0.96)	—	(1.33)	17.79	13.58	0.12[4]	0.11[4]	2.19[3]	236	13
12-31-2019	14.86	0.32[3]	2.81	3.13	(0.30)	(0.77)	—	(1.07)	16.92	21.45	0.12[4]	0.11[4]	1.96[3]	224	7
Series II
12-31-2023	13.17	0.23[3]	1.75	1.98	(0.23)	(1.80)	—	(2.03)	13.12	16.67	0.32[4]	0.32[4]	1.70[3]	4,375	6
12-31-2022	18.59	0.25[3]	(3.34)	(3.09)	(0.24)	(2.09)	—	(2.33)	13.17	(16.24)	0.32[4]	0.31[4]	1.59[3]	4,184	12
12-31-2021	17.81	0.33[3]	2.11	2.44	(0.32)	(1.34)	—	(1.66)	18.59	13.84	0.31[4]	0.31[4]	1.72[3]	5,588	12[5]
12-31-2020	16.94	0.33[3]	1.84	2.17	(0.34)	(0.96)	—	(1.30)	17.81	13.37	0.32[4]	0.31[4]	1.97[3]	5,588	13
12-31-2019	14.88	0.29[3]	2.81	3.10	(0.27)	(0.77)	—	(1.04)	16.94	21.20	0.32[4]	0.31[4]	1.75[3]	5,567	7
Series NAV
12-31-2023	13.15	0.28[3]	1.73	2.01	(0.26)	(1.80)	—	(2.06)	13.10	16.97	0.07[4]	0.07[4]	2.04[3]	577	6
12-31-2022	18.56	0.30[3]	(3.34)	(3.04)	(0.28)	(2.09)	—	(2.37)	13.15	(15.99)	0.07[4]	0.06[4]	1.92[3]	495	12
12-31-2021	17.78	0.40[3]	2.09	2.49	(0.37)	(1.34)	—	(1.71)	18.56	14.13	0.06[4]	0.06[4]	2.12[3]	587	12[5]
12-31-2020	16.91	0.38[3]	1.83	2.21	(0.38)	(0.96)	—	(1.34)	17.78	13.63	0.07[4]	0.06[4]	2.30[3]	477	13
12-31-2019	14.85	0.34[3]	2.80	3.14	(0.31)	(0.77)	—	(1.08)	16.91	21.52	0.07[4]	0.06[4]	2.10[3]	415	7
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5 Excludes merger activity.
The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Moderate Portfolio
Series I
12-31-2023	11.97	0.29[3]	1.06	1.35	(0.29)	(1.00)	—	(1.29)	12.03	12.15	0.15[4]	0.13[4]	2.36[3]	13	9
12-31-2022	15.82	0.31[3]	(2.75)	(2.44)	(0.31)	(1.10)	—	(1.41)	11.97	(15.19)	0.14[4]	0.13[4]	2.28[3]	12	15
12-31-2021	15.74	0.38[3]	0.75	1.13	(0.36)	(0.69)	—	(1.05)	15.82	7.25	0.13[4]	0.13[4]	2.36[3]	16	13
12-31-2020	14.85	0.40[3]	1.36	1.76	(0.38)	(0.49)	—	(0.87)	15.74	12.09	0.14[4]	0.13[4]	2.64[3]	14	17
12-31-2019	13.38	0.33[3]	1.79	2.12	(0.29)	(0.36)	—	(0.65)	14.85	15.97	0.14[4]	0.13[4]	2.28[3]	12	15
Series II
12-31-2023	12.00	0.27[3]	1.05	1.32	(0.26)	(1.00)	—	(1.26)	12.06	11.91	0.35[4]	0.33[4]	2.19[3]	231	9
12-31-2022	15.85	0.28[3]	(2.75)	(2.47)	(0.28)	(1.10)	—	(1.38)	12.00	(15.34)	0.34[4]	0.33[4]	2.00[3]	224	15
12-31-2021	15.77	0.33[3]	0.77	1.10	(0.33)	(0.69)	—	(1.02)	15.85	7.03	0.33[4]	0.33[4]	2.05[3]	301	13
12-31-2020	14.88	0.37[3]	1.36	1.73	(0.35)	(0.49)	—	(0.84)	15.77	11.87	0.34[4]	0.33[4]	2.43[3]	307	17
12-31-2019	13.41	0.29[3]	1.80	2.09	(0.26)	(0.36)	—	(0.62)	14.88	15.72	0.34[4]	0.33[4]	2.00[3]	269	15
Series NAV
12-31-2023	11.97	0.32[3]	1.03	1.35	(0.29)	(1.00)	—	(1.29)	12.03	12.21	0.10[4]	0.08[4]	2.57[3]	45	9
12-31-2022	15.81	0.33[3]	(2.76)	(2.43)	(0.31)	(1.10)	—	(1.41)	11.97	(15.08)	0.09[4]	0.08[4]	2.37[3]	39	15
12-31-2021	15.74	0.40[3]	0.73	1.13	(0.37)	(0.69)	—	(1.06)	15.81	7.23	0.08[4]	0.08[4]	2.44[3]	45	13
12-31-2020	14.84	0.40[3]	1.38	1.78	(0.39)	(0.49)	—	(0.88)	15.74	12.22	0.09[4]	0.08[4]	2.67[3]	35	17
12-31-2019	13.38	0.35[3]	1.77	2.12	(0.30)	(0.36)	—	(0.66)	14.84	15.95	0.09[4]	0.08[4]	2.39[3]	30	15
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Mid Cap Growth Trust
Series I
12-31-2023	7.27	(0.03)	1.39	1.36	—	—	—	—	8.63	18.71	0.94	0.94	(0.42)	135	104
12-31-2022	19.86	(0.06)	(6.98)	(7.04)	—	(5.55)	—	(5.55)	7.27	(34.64)	0.93	0.93	(0.50)	128	97
12-31-2021	26.19	(0.19)	1.58	1.39	—	(7.72)	—	(7.72)	19.86	3.54	0.92	0.92	(0.71)	215	91
12-31-2020	18.07	(0.13)	11.50	11.37	—	(3.25)	—	(3.25)	26.19	65.39	0.93	0.92	(0.61)	234	98
12-31-2019	15.79	(0.10)	5.44	5.34	—	(3.06)	—	(3.06)	18.07	34.53	0.93	0.93	(0.54)	168	64
Series II
12-31-2023	5.69	(0.04)	1.10	1.06	—	—	—	—	6.75	18.63	1.14	1.14	(0.62)	63	104
12-31-2022	17.47	(0.07)	(6.16)	(6.23)	—	(5.55)	—	(5.55)	5.69	(34.77)	1.13	1.13	(0.70)	60	97
12-31-2021	23.93	(0.22)	1.48	1.26	—	(7.72)	—	(7.72)	17.47	3.30	1.12	1.12	(0.92)	105	91
12-31-2020	16.74	(0.16)	10.60	10.44	—	(3.25)	—	(3.25)	23.93	65.02	1.13	1.12	(0.81)	120	98
12-31-2019	14.83	(0.13)	5.10	4.97	—	(3.06)	—	(3.06)	16.74	34.25	1.13	1.13	(0.74)	86	64
Series NAV
12-31-2023	7.63	(0.03)	1.47	1.44	—	—	—	—	9.07	18.87	0.89	0.89	(0.37)	408	104
12-31-2022	20.40	(0.06)	(7.16)	(7.22)	—	(5.55)	—	(5.55)	7.63	(34.61)	0.88	0.88	(0.44)	373	97
12-31-2021	26.70	(0.18)	1.60	1.42	—	(7.72)	—	(7.72)	20.40	3.58	0.87	0.87	(0.66)	611	91
12-31-2020	18.37	(0.12)	11.70	11.58	—	(3.25)	—	(3.25)	26.70	65.47	0.88	0.87	(0.55)	635	98
12-31-2019	16.00	(0.09)	5.52	5.43	—	(3.06)	—	(3.06)	18.37	34.63	0.88	0.88	(0.49)	535	64
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
Series I
12-31-2023	18.11	0.23	2.46	2.69	(0.21)	(0.99)	—	(1.20)	19.60	16.01	0.57	0.46	1.21	883	19
12-31-2022	24.89	0.25	(3.67)	(3.42)	(0.24)	(3.12)	—	(3.36)	18.11	(13.43)	0.56	0.45	1.15	844	12
12-31-2021	21.34	0.19	4.95	5.14	(0.23)	(1.36)	—	(1.59)	24.89	24.21	0.56	0.45	0.78	1,086	17
12-31-2020	21.39	0.21	2.19	2.40	(0.32)	(2.13)	—	(2.45)	21.34	13.22	0.56	0.46	1.10	996	14
12-31-2019	18.83	0.26	4.36	4.62	(0.24)	(1.82)	—	(2.06)	21.39	25.59	0.56	0.45	1.22	1,047	15
Series II
12-31-2023	17.98	0.19	2.43	2.62	(0.17)	(0.99)	—	(1.16)	19.44	15.73	0.77	0.66	1.01	56	19
12-31-2022	24.73	0.20	(3.63)	(3.43)	(0.20)	(3.12)	—	(3.32)	17.98	(13.59)	0.76	0.65	0.95	55	12
12-31-2021	21.21	0.14	4.91	5.05	(0.17)	(1.36)	—	(1.53)	24.73	23.96	0.76	0.65	0.58	73	17
12-31-2020	21.28	0.17	2.17	2.34	(0.28)	(2.13)	—	(2.41)	21.21	12.98	0.76	0.66	0.90	67	14
12-31-2019	18.73	0.21	4.36	4.57	(0.20)	(1.82)	—	(2.02)	21.28	25.43	0.76	0.65	1.02	70	15
Series NAV
12-31-2023	18.11	0.24	2.45	2.69	(0.22)	(0.99)	—	(1.21)	19.59	16.00	0.52	0.41	1.27	273	19
12-31-2022	24.89	0.26	(3.66)	(3.40)	(0.26)	(3.12)	—	(3.38)	18.11	(13.39)	0.51	0.40	1.20	235	12
12-31-2021	21.34	0.21	4.94	5.15	(0.24)	(1.36)	—	(1.60)	24.89	24.27	0.51	0.40	0.84	297	17
12-31-2020	21.39	0.22	2.19	2.41	(0.33)	(2.13)	—	(2.46)	21.34	13.27	0.51	0.41	1.15	242	14
12-31-2019	18.82	0.27	4.37	4.64	(0.25)	(1.82)	—	(2.07)	21.39	25.72	0.51	0.40	1.28	228	15
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Mid Value Trust
Series I
12-31-2023	9.95	0.11	1.44	1.55	(0.12)	(1.51)	—	(1.63)	9.87	18.52	0.98	0.93	1.04	235	46
12-31-2022	11.97	0.11	(0.69)	(0.58)	(0.10)	(1.34)	—	(1.44)	9.95	(4.31)	0.98	0.93	0.94	222	49
12-31-2021	10.18	0.06	2.42	2.48	(0.12)	(0.57)	—	(0.69)	11.97	24.34	1.04	0.99	0.48	241	26
12-31-2020	9.68	0.14	0.73	0.87	(0.15)	(0.22)	—	(0.37)	10.18	9.60	1.05	1.00	1.55	210	36
12-31-2019	9.47	0.15	1.54	1.69	(0.11)	(1.37)	—	(1.48)	9.68	19.54	1.05	1.00	1.50	239	33
Series II
12-31-2023	9.96	0.09	1.44	1.53	(0.10)	(1.51)	—	(1.61)	9.88	18.25	1.18	1.13	0.84	54	46
12-31-2022	11.98	0.08	(0.69)	(0.61)	(0.07)	(1.34)	—	(1.41)	9.96	(4.52)	1.18	1.13	0.74	51	49
12-31-2021	10.19	0.03	2.42	2.45	(0.09)	(0.57)	—	(0.66)	11.98	24.10	1.24	1.19	0.28	56	26
12-31-2020	9.69	0.12	0.74	0.86	(0.14)	(0.22)	—	(0.36)	10.19	9.38	1.25	1.20	1.36	47	36
12-31-2019	9.49	0.13	1.53	1.66	(0.09)	(1.37)	—	(1.46)	9.69	19.15	1.25	1.20	1.30	50	33
Series NAV
12-31-2023	9.85	0.11	1.44	1.55	(0.13)	(1.51)	—	(1.64)	9.76	18.65	0.93	0.88	1.09	331	46
12-31-2022	11.87	0.11	(0.69)	(0.58)	(0.10)	(1.34)	—	(1.44)	9.85	(4.30)	0.93	0.88	0.98	296	49
12-31-2021	10.11	0.06	2.39	2.45	(0.12)	(0.57)	—	(0.69)	11.87	24.26	0.99	0.94	0.53	366	26
12-31-2020	9.61	0.14	0.74	0.88	(0.16)	(0.22)	—	(0.38)	10.11	9.72	1.00	0.95	1.59	345	36
12-31-2019	9.42	0.15	1.53	1.68	(0.12)	(1.37)	—	(1.49)	9.61	19.49	1.00	0.95	1.56	381	33
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
Series I
12-31-2023	17.44	0.42	1.71	2.13	(0.40)	(0.32)	—	(0.72)	18.85	13.02	0.82	0.81	2.36	52	106
12-31-2022	27.47	0.35	(8.23)	(7.88)	(0.25)	(1.90)	—	(2.15)	17.44	(28.51)	0.81	0.80	1.60	51	93
12-31-2021	18.97	0.31	8.54	8.85	(0.35)	—	—	(0.35)	27.47	46.79	0.80	0.79	1.33	79	63
12-31-2020	23.55	0.40	(1.97)	(1.57)	(0.43)	(2.58)	—	(3.01)	18.97	(5.64)	0.82	0.82	1.96	61	180
12-31-2019	18.72	0.42	5.07	5.49	(0.48)	(0.18)	—	(0.66)	23.55	29.40	0.81	0.81	1.90	73	129
Series II
12-31-2023	17.43	0.38	1.72	2.10	(0.37)	(0.32)	—	(0.69)	18.84	12.80	1.02	1.01	2.13	25	106
12-31-2022	27.44	0.31	(8.22)	(7.91)	(0.20)	(1.90)	—	(2.10)	17.43	(28.64)	1.01	1.00	1.40	28	93
12-31-2021	18.96	0.26	8.52	8.78	(0.30)	—	—	(0.30)	27.44	46.46	1.00	0.99	1.14	44	63
12-31-2020	23.53	0.36	(1.96)	(1.60)	(0.39)	(2.58)	—	(2.97)	18.96	(5.80)	1.02	1.02	1.75	32	180
12-31-2019	18.72	0.38	5.05	5.43	(0.44)	(0.18)	—	(0.62)	23.53	29.08	1.01	1.01	1.70	40	129
Series NAV
12-31-2023	17.30	0.43	1.69	2.12	(0.41)	(0.32)	—	(0.73)	18.69	13.06	0.77	0.76	2.42	216	106
12-31-2022	27.28	0.36	(8.18)	(7.82)	(0.26)	(1.90)	—	(2.16)	17.30	(28.45)	0.76	0.75	1.66	208	93
12-31-2021	18.84	0.32	8.48	8.80	(0.36)	—	—	(0.36)	27.28	46.80	0.75	0.74	1.39	309	63
12-31-2020	23.41	0.41	(1.96)	(1.55)	(0.44)	(2.58)	—	(3.02)	18.84	(5.58)	0.77	0.77	2.01	221	180
12-31-2019	18.61	0.43	5.04	5.47	(0.49)	(0.18)	—	(0.67)	23.41	29.47	0.76	0.76	1.96	257	129
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Trust
Series I
12-31-2023	11.65	(0.04)	6.41	6.37	—	—	—	—	18.02	54.68	1.05	1.00	(0.27)	718	208
12-31-2022	36.59	(0.15)	(13.09)	(13.24)	—	(11.70)	—	(11.70)	11.65	(35.67)	1.09	1.04	(0.66)	473	116
12-31-2021	41.87	(0.25)	4.10	3.85	—	(9.13)	—	(9.13)	36.59	8.53	1.11	1.06	(0.58)	834	87
12-31-2020	29.43	(0.06)[3]	16.39	16.33	—	(3.89)	—	(3.89)	41.87	57.46	1.11	1.07	(0.16)[3]	938	114
12-31-2019	25.80	0.01	9.31	9.32	(0.03)	(5.66)	—	(5.69)	29.43	38.06	1.13	1.08	0.04	662	87
Series II
12-31-2023	9.62	(0.06)	5.28	5.22	—	—	—	—	14.84	54.37	1.25	1.20	(0.47)	61	208
12-31-2022	33.48	(0.17)	(11.99)	(12.16)	—	(11.70)	—	(11.70)	9.62	(35.76)	1.29	1.24	(0.86)	43	116
12-31-2021	39.08	(0.31)	3.84	3.53	—	(9.13)	—	(9.13)	33.48	8.31	1.31	1.26	(0.78)	79	87
12-31-2020	27.71	(0.11)[3]	15.37	15.26	—	(3.89)	—	(3.89)	39.08	57.15	1.31	1.27	(0.35)[3]	84	114
12-31-2019	24.58	(0.05)	8.84	8.79	—	(5.66)	—	(5.66)	27.71	37.74	1.33	1.28	(0.17)	59	87
Series NAV
12-31-2023	12.15	(0.04)	6.69	6.65	—	—	—	—	18.80	54.73	1.00	0.95	(0.22)	160	208
12-31-2022	37.35	(0.14)	(13.36)	(13.50)	—	(11.70)	—	(11.70)	12.15	(35.64)	1.04	0.99	(0.60)	105	116
12-31-2021	42.55	(0.23)	4.16	3.93	—	(9.13)	—	(9.13)	37.35	8.58	1.06	1.01	(0.53)	158	87
12-31-2020	29.84	(0.05)[3]	16.65	16.60	—	(3.89)	—	(3.89)	42.55	57.58	1.06	1.02	(0.14)[3]	145	114
12-31-2019	26.10	0.03	9.42	9.45	(0.05)	(5.66)	—	(5.71)	29.84	38.09	1.08	1.03	0.10	89	87
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the portfolio, which amounted to $0.18 and 0.51%, respectively.
The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
Series I
12-31-2023	11.57	0.15	1.69	1.84	(0.15)	(0.18)	—	(0.33)	13.08	16.49	0.59	0.53	1.21	367	11
12-31-2022	17.26	0.12	(3.65)	(3.53)	(0.15)	(2.01)	—	(2.16)	11.57	(20.65)	0.58	0.53	0.88	341	13
12-31-2021	16.31	0.12	2.27	2.39	(0.10)	(1.34)	—	(1.44)	17.26	14.49	0.57	0.51	0.67	460	20
12-31-2020	14.94	0.10	2.50	2.60	(0.20)	(1.03)	—	(1.23)	16.31	19.29	0.59	0.53	0.74	427	16
12-31-2019	13.36	0.16	3.01	3.17	(0.15)	(1.44)	—	(1.59)	14.94	25.04	0.58	0.53	1.11	404	14
Series II
12-31-2023	11.47	0.12	1.68	1.80	(0.13)	(0.18)	—	(0.31)	12.96	16.22	0.79	0.73	1.01	27	11
12-31-2022	17.13	0.09	(3.62)	(3.53)	(0.12)	(2.01)	—	(2.13)	11.47	(20.81)	0.78	0.73	0.67	26	13
12-31-2021	16.20	0.08	2.26	2.34	(0.07)	(1.34)	—	(1.41)	17.13	14.25	0.77	0.71	0.46	37	20
12-31-2020	14.85	0.07	2.48	2.55	(0.17)	(1.03)	—	(1.20)	16.20	19.05	0.79	0.73	0.54	36	16
12-31-2019	13.29	0.13	2.99	3.12	(0.12)	(1.44)	—	(1.56)	14.85	24.78	0.78	0.73	0.90	35	14
Series NAV
12-31-2023	11.59	0.15	1.70	1.85	(0.16)	(0.18)	—	(0.34)	13.10	16.52	0.54	0.48	1.26	146	11
12-31-2022	17.29	0.13	(3.66)	(3.53)	(0.16)	(2.01)	—	(2.17)	11.59	(20.63)	0.53	0.48	0.92	125	13
12-31-2021	16.33	0.13	2.28	2.41	(0.11)	(1.34)	—	(1.45)	17.29	14.59	0.52	0.46	0.73	169	20
12-31-2020	14.96	0.11	2.49	2.60	(0.20)	(1.03)	—	(1.23)	16.33	19.32	0.54	0.48	0.78	144	16
12-31-2019	13.38	0.18	3.00	3.18	(0.16)	(1.44)	—	(1.60)	14.96	25.07	0.53	0.48	1.19	158	14
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
Series I
12-31-2023	25.71	0.16	3.99	4.15	(0.11)	(2.41)	—	(2.52)	27.34	18.05	1.15	0.89	0.61	85	18
12-31-2022	33.56	0.11	(3.55)	(3.44)	(0.16)	(4.25)	—	(4.41)	25.71	(10.07)	1.15	0.89	0.38	78	27
12-31-2021	26.24	0.19	7.96	8.15	(0.15)	(0.68)	—	(0.83)	33.56	31.10	1.14	0.91	0.61	95	28
12-31-2020	25.52	0.13	2.07	2.20	(0.16)	(1.32)	—	(1.48)	26.24	9.88	1.17	1.00	0.58	81	28
12-31-2019	22.37	0.14	5.29	5.43	(0.11)	(2.17)	—	(2.28)	25.52	25.54	1.16	0.98	0.58	83	16
Series II
12-31-2023	24.97	0.10	3.87	3.97	(0.06)	(2.41)	—	(2.47)	26.47	17.83	1.35	1.09	0.40	29	18
12-31-2022	32.73	0.05	(3.47)	(3.42)	(0.09)	(4.25)	—	(4.34)	24.97	(10.24)	1.35	1.09	0.18	28	27
12-31-2021	25.61	0.12	7.78	7.90	(0.10)	(0.68)	—	(0.78)	32.73	30.85	1.34	1.11	0.39	35	28
12-31-2020	24.96	0.08	2.01	2.09	(0.12)	(1.32)	—	(1.44)	25.61	9.65	1.37	1.20	0.38	30	28
12-31-2019	21.91	0.09	5.18	5.27	(0.05)	(2.17)	—	(2.22)	24.96	25.26	1.36	1.18	0.38	31	16
Series NAV
12-31-2023	25.47	0.17	3.95	4.12	(0.12)	(2.41)	—	(2.53)	27.06	18.12	1.10	0.84	0.66	59	18
12-31-2022	33.30	0.14	(3.55)	(3.41)	(0.17)	(4.25)	—	(4.42)	25.47	(10.03)	1.10	0.84	0.48	46	27
12-31-2021	26.04	0.21	7.90	8.11	(0.17)	(0.68)	—	(0.85)	33.30	31.16	1.09	0.86	0.67	38	28
12-31-2020	25.34	0.14	2.06	2.20	(0.18)	(1.32)	—	(1.50)	26.04	9.92	1.12	0.95	0.63	30	28
12-31-2019	22.23	0.15	5.25	5.40	(0.12)	(2.17)	—	(2.29)	25.34	25.60	1.11	0.93	0.62	26	16
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Stock Trust
Series I
12-31-2023	5.03	(0.02)	0.83	0.81	—	—	—	—	5.84	16.10	1.14	1.13	(0.45)	75	41
12-31-2022	10.26	(0.03)	(3.11)	(3.14)	—	(2.09)	—	(2.09)	5.03	(31.12)	1.13	1.12	(0.43)	70	86
12-31-2021	11.92	(0.11)	0.29	0.18	—	(1.84)	—	(1.84)	10.26	1.20	1.11	1.10	(0.88)	114	107
12-31-2020	8.88	(0.06)	4.37	4.31	—	(1.27)	—	(1.27)	11.92	51.54	1.12	1.11	(0.65)	137	113
12-31-2019	9.08	(0.05)	3.21	3.16	—	(3.36)	—	(3.36)	8.88	38.02	1.13	1.12	(0.51)	98	81
Series II
12-31-2023	4.28	(0.03)	0.71	0.68	—	—	—	—	4.96	15.89	1.34	1.33	(0.65)	20	41
12-31-2022	9.19	(0.04)	(2.78)	(2.82)	—	(2.09)	—	(2.09)	4.28	(31.25)	1.33	1.32	(0.63)	21	86
12-31-2021	10.88	(0.12)	0.27	0.15	—	(1.84)	—	(1.84)	9.19	1.06	1.31	1.30	(1.08)	35	107
12-31-2020	8.21	(0.07)	4.01	3.94	—	(1.27)	—	(1.27)	10.88	51.23	1.32	1.31	(0.85)	42	113
12-31-2019	8.61	(0.07)	3.03	2.96	—	(3.36)	—	(3.36)	8.21	37.74	1.33	1.32	(0.71)	35	81
Series NAV
12-31-2023	5.21	(0.02)	0.87	0.85	—	—	—	—	6.06	16.31	1.09	1.08	(0.40)	184	41
12-31-2022	10.52	(0.03)	(3.19)	(3.22)	—	(2.09)	—	(2.09)	5.21	(31.13)	1.08	1.07	(0.38)	162	86
12-31-2021	12.17	(0.10)	0.29	0.19	—	(1.84)	—	(1.84)	10.52	1.27	1.06	1.05	(0.83)	258	107
12-31-2020	9.04	(0.06)	4.46	4.40	—	(1.27)	—	(1.27)	12.17	51.62	1.07	1.06	(0.60)	261	113
12-31-2019	9.19	(0.05)	3.26	3.21	—	(3.36)	—	(3.36)	9.04	38.10	1.08	1.07	(0.46)	186	81
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Value Trust
Series I
12-31-2023	13.49	0.10	1.53	1.63	(0.05)	(1.25)	—	(1.30)	13.82	14.01	1.05	1.04	0.77	133	47
12-31-2022	18.30	0.15	(2.04)	(1.89)	(0.15)	(2.77)	—	(2.92)	13.49	(10.24)	1.04	1.04	0.93	140	42
12-31-2021	14.70	0.09	3.75	3.84	(0.09)	(0.15)	—	(0.24)	18.30	26.19	1.03	1.03	0.53	182	32
12-31-2020	18.19	0.08	(1.73)	(1.65)	(0.15)	(1.69)	—	(1.84)	14.70	(6.70)	1.07	1.06	0.57	167	34
12-31-2019	15.60	0.13	3.82	3.95	(0.10)	(1.26)	—	(1.36)	18.19	26.52	1.09	1.08	0.75	218	19
Series II
12-31-2023	13.35	0.08	1.52	1.60	(0.03)	(1.25)	—	(1.28)	13.67	13.85	1.25	1.24	0.57	20	47
12-31-2022	18.15	0.12	(2.04)	(1.92)	(0.11)	(2.77)	—	(2.88)	13.35	(10.49)	1.24	1.24	0.73	21	42
12-31-2021	14.58	0.06	3.72	3.78	(0.06)	(0.15)	—	(0.21)	18.15	25.97	1.23	1.23	0.34	27	32
12-31-2020	18.07	0.05	(1.73)	(1.68)	(0.12)	(1.69)	—	(1.81)	14.58	(6.95)	1.27	1.26	0.37	23	34
12-31-2019	15.50	0.10	3.80	3.90	(0.07)	(1.26)	—	(1.33)	18.07	26.33	1.29	1.28	0.56	28	19
Series NAV
12-31-2023	13.41	0.11	1.52	1.63	(0.06)	(1.25)	—	(1.31)	13.73	14.07	1.00	0.99	0.83	309	47
12-31-2022	18.22	0.16	(2.04)	(1.88)	(0.16)	(2.77)	—	(2.93)	13.41	(10.25)	0.99	0.99	0.98	271	42
12-31-2021	14.63	0.10	3.74	3.84	(0.10)	(0.15)	—	(0.25)	18.22	26.30	0.98	0.98	0.59	344	32
12-31-2020	18.12	0.09	(1.73)	(1.64)	(0.16)	(1.69)	—	(1.85)	14.63	(6.68)	1.02	1.01	0.64	298	34
12-31-2019	15.54	0.14	3.81	3.95	(0.11)	(1.26)	—	(1.37)	18.12	26.62	1.04	1.03	0.81	271	19
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Trust
Series I
12-31-2023	8.79	0.05	1.00	1.05	(0.02)	(0.66)	—	(0.68)	9.16	13.49	1.21	1.14	0.57	43	28
12-31-2022	12.59	0.03	(2.37)	(2.34)	—	(1.46)	—	(1.46)	8.79	(18.73)	1.20	1.13	0.25	43	26
12-31-2021	10.55	—[3]	2.39	2.39	(0.04)	(0.31)	—	(0.35)	12.59	22.70	1.18	1.11	(0.02)	58	23
12-31-2020	10.36	0.03	0.80	0.83	(0.03)	(0.61)	—	(0.64)	10.55	9.24	1.19	1.13	0.38	54	30
12-31-2019	16.62	0.04	3.25	3.29	(0.17)	(9.38)	—	(9.55)	10.36	25.53	1.19	1.13	0.25	56	30
Series II
12-31-2023	8.27	0.03	0.95	0.98	(0.01)	(0.66)	—	(0.67)	8.58	13.38	1.41	1.34	0.37	32	28
12-31-2022	11.98	—[3]	(2.25)	(2.25)	—	(1.46)	—	(1.46)	8.27	(18.95)	1.40	1.33	0.05	32	26
12-31-2021	10.05	(0.03)	2.29	2.26	(0.02)	(0.31)	—	(0.33)	11.98	22.51	1.38	1.31	(0.22)	44	23
12-31-2020	9.90	0.02	0.75	0.77	(0.01)	(0.61)	—	(0.62)	10.05	9.07	1.39	1.33	0.18	43	30
12-31-2019	16.25	0.01	3.15	3.16	(0.13)	(9.38)	—	(9.51)	9.90	25.22	1.39	1.33	0.05	45	30
Series NAV
12-31-2023	8.73	0.06	0.99	1.05	(0.03)	(0.66)	—	(0.69)	9.09	13.52	1.16	1.09	0.62	55	28
12-31-2022	12.51	0.03	(2.35)	(2.32)	—	(1.46)	—	(1.46)	8.73	(18.70)	1.15	1.08	0.30	55	26
12-31-2021	10.48	—[3]	2.39	2.39	(0.05)	(0.31)	—	(0.36)	12.51	22.81	1.13	1.06	0.04	68	23
12-31-2020	10.30	0.04	0.78	0.82	(0.03)	(0.61)	—	(0.64)	10.48	9.25	1.14	1.08	0.42	58	30
12-31-2019	16.57	0.04	3.25	3.29	(0.18)	(9.38)	—	(9.56)	10.30	25.65	1.14	1.08	0.30	46	30
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3 Less than $0.005 per share.
Strategic Equity Allocation Trust
Series NAV
12-31-2023	15.20	0.27	2.88	3.15	(0.27)	(0.99)	—	(1.26)	17.09	21.86	0.68	0.54	1.65	7,219	4
12-31-2022	22.63	0.30	(4.26)	(3.96)	(0.30)	(3.17)	—	(3.47)	15.20	(16.98)	0.67	0.53	1.58	6,905	4
12-31-2021	20.98	0.29	4.08	4.37	(0.42)	(2.30)	—	(2.72)	22.63	21.15	0.66	0.53	1.27	9,291	6
12-31-2020	20.30	0.31	2.34	2.65	(0.40)	(1.57)	—	(1.97)	20.98	14.34	0.67	0.53	1.61	9,383	7
12-31-2019	17.13	0.38	4.13	4.51	(0.36)	(0.98)	—	(1.34)	20.30	27.15	0.66	0.53	1.95	9,774	4
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Total Stock Market Index Trust
Series I
12-31-2023	20.82	0.27	4.82	5.09	(0.25)	(1.37)	—	(1.62)	24.29	25.53	0.58	0.50	1.18	507	2
12-31-2022	30.88	0.27	(6.54)	(6.27)	(0.28)	(3.51)	—	(3.79)	20.82	(20.41)	0.57	0.49	1.06	442	1
12-31-2021	26.26	0.26	6.12	6.38	(0.33)	(1.43)	—	(1.76)	30.88	24.45	0.56	0.48	0.87	629	8
12-31-2020	24.04	0.34	4.49	4.83	(0.44)	(2.17)	—	(2.61)	26.26	21.45	0.58	0.50	1.42	554	2
12-31-2019	20.22	0.38	5.42	5.80	(0.37)	(1.61)	—	(1.98)	24.04	29.63	0.58	0.50	1.67	530	3
Series II
12-31-2023	20.70	0.22	4.79	5.01	(0.21)	(1.37)	—	(1.58)	24.13	25.25	0.78	0.70	0.98	45	2
12-31-2022	30.71	0.22	(6.50)	(6.28)	(0.22)	(3.51)	—	(3.73)	20.70	(20.54)	0.77	0.69	0.86	38	1
12-31-2021	26.13	0.20	6.08	6.28	(0.27)	(1.43)	—	(1.70)	30.71	24.19	0.76	0.68	0.67	53	8
12-31-2020	23.94	0.29	4.46	4.75	(0.39)	(2.17)	—	(2.56)	26.13	21.19	0.78	0.70	1.22	46	2
12-31-2019	20.14	0.34	5.39	5.73	(0.32)	(1.61)	—	(1.93)	23.94	29.40	0.78	0.70	1.48	42	3
Series NAV
12-31-2023	20.82	0.28	4.83	5.11	(0.27)	(1.37)	—	(1.64)	24.29	25.58	0.53	0.45	1.23	253	2
12-31-2022	30.87	0.28	(6.53)	(6.25)	(0.29)	(3.51)	—	(3.80)	20.82	(20.34)	0.52	0.44	1.11	195	1
12-31-2021	26.25	0.27	6.12	6.39	(0.34)	(1.43)	—	(1.77)	30.87	24.51	0.51	0.43	0.92	260	8
12-31-2020	24.03	0.35	4.49	4.84	(0.45)	(2.17)	—	(2.62)	26.25	21.50	0.53	0.45	1.47	216	2
12-31-2019	20.21	0.40	5.41	5.81	(0.38)	(1.61)	—	(1.99)	24.03	29.70	0.53	0.45	1.74	185	3
1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, thirty-five of which are presented in this report (the portfolios).
American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust (collectively, the JHVIT Feeder Funds), Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (collectively, the Lifestyle Portfolios) operate as "funds of funds," investing in shares of mutual funds (underlying funds). The accounting policies of the underlying funds in which the Lifestyle Portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at www.sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-344-1029 or visiting jhannuities.com. The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the SEC website at www.sec.gov. Capital Research and Management Company serves as investment advisor for the American Funds Insurance Series' master funds. The underlying funds are not covered by this report.
The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust, International Equity Index Trust, International Small Company Trust, Financial Industries Trust and Fundamental All Cap Core Trust. Series NAV of Emerging Markets Value Trust and International Equity Index Trust and Series II of Emerging Markets Value Trust, Financial Industries Trust, Fundamental All Cap Core Trust and International Small Company Trust are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Variable Trust Advisers LLC.
In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment
121

Significant accounting policies, continued

speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2023, by major security category or type:
	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
500 Index Trust
Investments in securities:
Assets
Common stocks	$8,409,156,008	$8,409,156,008	—	—
Short-term investments	228,230,262	228,230,262	—	—
Total investments in securities	$8,637,386,270	$8,637,386,270	—	—
Derivatives:
Assets
Futures	$6,794,898	$6,794,898	—	—

American Asset Allocation Trust
Investments in securities:
Assets
Investment companies	$1,154,276,618	$1,154,276,618	—	—
Total investments in securities	$1,154,276,618	$1,154,276,618	—	—

American Global Growth Trust
Investments in securities:
Assets
Investment companies	$195,660,511	$195,660,511	—	—
Total investments in securities	$195,660,511	$195,660,511	—	—

American Growth Trust
Investments in securities:
Assets
Investment companies	$901,799,873	$901,799,873	—	—
Total investments in securities	$901,799,873	$901,799,873	—	—

American Growth-Income Trust
Investments in securities:
Assets
Investment companies	$900,640,825	$900,640,825	—	—
Total investments in securities	$900,640,825	$900,640,825	—	—

American International Trust
Investments in securities:
Assets
Investment companies	$362,465,700	$362,465,700	—	—
Total investments in securities	$362,465,700	$362,465,700	—	—

Blue Chip Growth Trust
Investments in securities:
Assets
Common stocks
Communication services	$278,718,486	$278,718,486	—	—
Consumer discretionary	266,508,230	266,508,230	—	—
122

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Blue Chip Growth Trust (continued)
Consumer staples	$25,416,601	$25,416,601	—	—
Energy	5,838,888	5,838,888	—	—
Financials	173,026,458	168,941,920	$4,084,538	—
Health care	220,110,750	220,110,750	—	—
Industrials	26,002,232	26,002,232	—	—
Information technology	747,883,690	747,883,690	—	—
Materials	16,875,164	16,875,164	—	—
Utilities	8,804,856	8,804,856	—	—
Corporate bonds	2,927,470	—	2,927,470	—
Short-term investments	9,361,439	9,361,439	—	—
Total investments in securities	$1,781,474,264	$1,774,462,256	$7,012,008	—

Capital Appreciation Trust
Investments in securities:
Assets
Common stocks
Communication services	$66,509,313	$66,509,313	—	—
Consumer discretionary	132,747,182	124,075,789	$8,671,393	—
Consumer staples	18,395,846	12,335,575	6,060,271	—
Financials	45,885,408	45,885,408	—	—
Health care	65,751,314	65,751,314	—	—
Industrials	16,643,926	16,643,926	—	—
Information technology	225,045,674	225,045,674	—	—
Real estate	6,993,648	6,993,648	—	—
Preferred securities	2,919,492	—	2,919,492	—
Short-term investments	5,579,256	5,579,256	—	—
Total investments in securities	$586,471,059	$568,819,903	$17,651,156	—

Capital Appreciation Value Trust
Investments in securities:
Assets
Common stocks	$287,541,322	$287,541,322	—	—
Preferred securities	1,100,331	1,100,331	—	—
U.S. Government and Agency obligations	52,942,221	—	$52,942,221	—
Corporate bonds	46,494,124	—	46,494,124	—
Term loans	49,107,292	—	49,107,292	—
Asset backed securities	500,725	—	500,725	—
Short-term investments	31,425,563	29,183,563	2,242,000	—
Total investments in securities	$469,111,578	$317,825,216	$151,286,362	—
Derivatives:
Liabilities
Written options	$(1,091,741)	—	$(1,091,741)	—

Disciplined Value International Trust
Investments in securities:
Assets
Common stocks
Austria	$3,122,649	—	$3,122,649	—
Belgium	1,771,596	—	1,771,596	—
Bermuda	6,475,738	$4,295,290	2,180,448	—
Brazil	2,227,450	—	2,227,450	—
Canada	22,405,507	22,405,507	—	—
China	2,423,548	—	2,423,548	—
123

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Disciplined Value International Trust (continued)
Finland	$5,534,852	—	$5,534,852	—
France	25,173,383	—	25,173,383	—
Germany	18,897,361	—	18,897,361	—
India	3,831,243	$3,831,243	—	—
Ireland	16,079,059	6,488,364	9,590,695	—
Italy	1,351,810	—	1,351,810	—
Japan	54,167,674	—	54,167,674	—
Jordan	1,014,366	—	1,014,366	—
Netherlands	13,776,181	—	13,776,181	—
Singapore	5,211,466	—	5,211,466	—
South Korea	11,691,009	—	11,691,009	—
Spain	2,192,954	—	2,192,954	—
Sweden	1,467,854	—	1,467,854	—
Switzerland	12,549,450	—	12,549,450	—
United Kingdom	61,140,356	6,184,535	54,955,821	—
United States	2,316,966	2,316,966	—	—
Preferred securities	2,228,481	—	2,228,481	—
Short-term investments	9,458,870	9,458,870	—	—
Total investments in securities	$286,509,823	$54,980,775	$231,529,048	—

Emerging Markets Value Trust
Investments in securities:
Assets
Common stocks
Australia	$54,408	—	$54,408	—
Belgium	58,919	—	58,919	—
Brazil	7,121,706	$141,386	6,980,320	—
Canada	66,607	—	66,607	—
Chile	1,188,509	—	1,188,509	—
China	45,860,642	3,280,588	42,519,766	$60,288
Colombia	153,708	—	153,708	—
Cyprus	10,379	—	10,379	—
Czech Republic	311,772	—	311,772	—
Greece	1,010,188	—	1,010,188	—
Hong Kong	6,956,630	—	6,951,735	4,895
Hungary	411,074	—	411,074	—
India	39,953,428	89,090	39,848,707	15,631
Indonesia	3,308,271	—	3,257,665	50,606
Kuwait	1,183,077	—	1,183,077	—
Malaysia	3,358,818	—	3,358,818	—
Mexico	6,530,426	6,530,426	—	—
Panama	691	—	691	—
Philippines	1,459,560	—	1,459,394	166
Poland	2,090,693	—	2,090,693	—
Qatar	1,796,562	—	1,796,562	—
Russia	58,699	—	—	58,699
Saudi Arabia	8,280,760	—	8,280,760	—
Singapore	61,997	—	61,997	—
South Africa	6,077,865	236,785	5,841,080	—
South Korea	27,694,718	2,258,610	25,360,038	76,070
Taiwan	38,945,024	—	38,945,024	—
Thailand	4,279,950	—	4,279,950	—
Turkey	2,134,840	—	2,134,664	176
United Arab Emirates	3,076,752	—	3,076,752	—
United Kingdom	214,206	214,206	—	—
United States	60,024	—	60,024	—
124

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Emerging Markets Value Trust (continued)
Preferred securities
Brazil	$5,345,130	—	$5,345,130	—
Colombia	106,358	—	106,358	—
India	6,602	—	6,590	$12
Philippines	8,904	—	8,904	—
Rights	4,467	—	4,467	—
Warrants	61	$61	—	—
Short-term investments	1,139,355	1,139,355	—	—
Total investments in securities	$220,381,780	$13,890,507	$206,224,730	$266,543
Derivatives:
Assets
Futures	$64,549	$64,549	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Equity Income Trust
Investments in securities:
Assets
Common stocks
Communication services	$64,727,220	$64,727,220	—	—
Consumer discretionary	37,149,119	37,149,119	—	—
Consumer staples	112,057,981	112,057,981	—	—
Energy	119,404,908	85,266,838	$34,138,070	—
Financials	318,060,816	318,060,816	—	—
Health care	217,596,954	209,233,344	8,363,610	—
Industrials	177,281,298	177,281,298	—	—
Information technology	123,697,824	111,672,636	12,025,188	—
Materials	43,748,617	43,748,617	—	—
Real estate	57,566,773	57,566,773	—	—
Utilities	85,156,594	85,156,594	—	—
Preferred securities
Consumer discretionary	17,033,263	8,747,762	8,285,501	—
Utilities	2,165,673	2,165,673	—	—
Short-term investments	13,390,187	13,390,187	—	—
Total investments in securities	$1,389,037,227	$1,326,224,858	$62,812,369	—

Financial Industries Trust
Investments in securities:
Assets
Common stocks
Financials
Banks	$54,697,951	$44,832,822	$9,865,129	—
Capital markets	24,945,130	24,945,130	—	—
Consumer finance	1,552,674	1,552,674	—	—
Financial services	5,110,813	5,110,813	—	—
Insurance	23,239,354	21,817,118	1,422,236	—
Real estate
Industrial REITs	2,768,480	2,768,480	—	—
Specialized REITs	1,590,332	1,590,332	—	—
Convertible bonds	683,072	—	683,072	—
Corporate bonds	518,551	—	518,551	—
Short-term investments	2,976,155	2,976,155	—	—
Total investments in securities	$118,082,512	$105,593,524	$12,488,988	—

125

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Fundamental All Cap Core Trust
Investments in securities:
Assets
Common stocks
Communication services	$236,729,655	$236,729,655	—	—
Consumer discretionary	484,629,040	444,017,627	$40,611,413	—
Consumer staples	85,505,872	85,505,872	—	—
Energy	101,330,974	101,330,974	—	—
Financials	390,127,016	390,127,016	—	—
Health care	147,604,044	147,604,044	—	—
Industrials	141,485,826	141,485,826	—	—
Information technology	558,634,085	558,634,085	—	—
Materials	28,067,814	28,067,814	—	—
Real estate	100,929,034	100,929,034	—	—
Short-term investments	27,258,499	27,258,499	—	—
Total investments in securities	$2,302,301,859	$2,261,690,446	$40,611,413	—

Fundamental Large Cap Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$60,124,499	$60,124,499	—	—
Consumer discretionary	57,210,539	50,169,777	$7,040,762	—
Consumer staples	61,317,031	39,868,241	21,448,790	—
Energy	52,819,645	52,819,645	—	—
Financials	160,281,516	160,281,516	—	—
Health care	118,993,127	118,993,127	—	—
Industrials	105,154,089	96,610,573	8,543,516	—
Information technology	94,058,190	84,511,192	9,546,998	—
Materials	16,850,377	16,850,377	—	—
Real estate	26,846,066	26,846,066	—	—
Escrow certificates	—	—	—	—
Short-term investments	20,392,038	20,392,038	—	—
Total investments in securities	$774,047,117	$727,467,051	$46,580,066	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Global Equity Trust
Investments in securities:
Assets
Common stocks
France	$45,168,425	—	$45,168,425	—
Ireland	15,966,517	$7,658,113	8,308,404	—
Japan	30,443,805	—	30,443,805	—
Netherlands	15,574,120	—	15,574,120	—
Spain	3,763,442	—	3,763,442	—
Switzerland	4,334,228	4,334,228	—	—
United Kingdom	4,707,038	1,362,286	3,344,752	—
United States	161,204,539	161,204,539	—	—
Preferred securities	9,955,188	—	9,955,188	—
Escrow certificates	—	—	—	—
Short-term investments	4,038,695	4,038,695	—	—
Total investments in securities	$295,155,997	$178,597,861	$116,558,136	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

126

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Health Sciences Trust
Investments in securities:
Assets
Common stocks
Financials	$266,357	$266,357	—	—
Health care	257,307,148	254,723,379	$2,583,769	—
Materials	133,270	133,270	—	—
Preferred securities	1,182,818	—	1,182,818	—
Warrants	1,790	1,790	—	—
Short-term investments	5,762,716	5,762,716	—	—
Total investments in securities	$264,654,099	$260,887,512	$3,766,587	—

International Equity Index Trust
Investments in securities:
Assets
Common stocks
Australia	$41,454,042	—	$41,454,042	—
Austria	1,082,483	—	1,082,483	—
Belgium	4,537,599	—	4,537,599	—
Brazil	9,989,720	$161,747	9,827,973	—
Canada	65,727,110	65,403,722	323,388	—
Chile	1,480,896	433,165	1,047,731	—
China	55,188,680	4,258,790	50,929,890	—
Colombia	118,372	118,372	—	—
Czech Republic	422,359	—	422,359	—
Denmark	18,620,041	—	18,620,041	—
Egypt	244,069	—	244,069	—
Finland	6,012,560	—	6,012,560	—
France	66,222,835	—	66,222,835	—
Germany	44,783,323	—	44,783,323	—
Greece	1,176,638	—	1,173,543	$3,095
Hong Kong	16,647,160	92,871	16,542,485	11,804
Hungary	592,490	—	592,490	—
India	39,648,926	3,517,232	36,131,694	—
Indonesia	4,683,340	9,222	4,674,118	—
Ireland	10,312,833	3,490,100	6,822,733	—
Israel	3,781,885	1,347,031	2,434,854	—
Italy	12,572,079	—	12,572,079	—
Japan	124,773,390	—	124,773,390	—
Jordan	157,390	—	157,390	—
Luxembourg	1,197,725	—	1,197,725	—
Macau	269,281	—	269,281	—
Malaysia	3,240,889	—	3,240,889	—
Mexico	6,572,988	6,572,988	—	—
Netherlands	27,522,984	—	27,522,984	—
New Zealand	1,386,878	—	1,386,878	—
Norway	3,775,023	—	3,775,023	—
Peru	487,825	487,825	—	—
Philippines	1,563,705	—	1,563,705	—
Poland	2,382,625	—	2,382,625	—
Portugal	1,060,850	—	1,060,850	—
Russia	197,427	—	—	197,427
Saudi Arabia	9,976,809	—	9,976,809	—
Singapore	7,857,824	786,484	7,071,340	—
South Africa	6,832,114	—	6,832,114	—
South Korea	29,180,640	71,220	28,915,574	193,846
127

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Equity Index Trust (continued)
Spain	$15,039,115	—	$15,039,115	—
Sweden	18,052,647	—	18,052,647	—
Switzerland	58,634,864	—	58,634,864	—
Taiwan	37,603,736	—	37,603,736	—
Thailand	4,109,436	—	4,109,436	—
Turkey	1,454,631	—	1,454,631	—
United Kingdom	75,511,715	—	75,511,715	—
United States	1,396,055	$954,228	441,827	—
Preferred securities	7,895,230	—	7,895,230	—
Rights	2,028	449	1,579	—
Warrants	256	256	—	—
Short-term investments	29,454,080	29,454,080	—	—
Total investments in securities	$882,889,600	$117,159,782	$765,323,646	$406,172
Derivatives:
Assets
Futures	$1,409,232	$1,409,232	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

International Small Company Trust
Investments in securities:
Assets
Common stocks
Australia	$7,444,327	$72,843	$7,325,617	$45,867
Austria	1,580,512	—	1,580,512	—
Belgium	1,693,910	40,879	1,651,732	1,299
Bermuda	204,106	—	204,106	—
Cambodia	20,843	—	20,843	—
Canada	11,019,663	10,977,338	42,065	260
China	9,516	—	9,516	—
Denmark	2,613,940	—	2,613,940	—
Finland	2,213,472	—	2,213,472	—
France	5,037,216	—	5,037,216	—
Gabon	3,465	—	3,465	—
Georgia	80,922	—	80,922	—
Germany	6,206,181	—	6,206,181	—
Gibraltar	19,286	—	19,286	—
Greece	19,508	—	19,441	67
Guernsey, Channel Islands	145	—	—	145
Hong Kong	2,081,799	—	2,071,615	10,184
Ireland	570,363	—	570,363	—
Isle of Man	68,714	—	68,714	—
Israel	1,262,357	15,317	1,247,040	—
Italy	4,408,584	—	4,408,584	—
Japan	25,740,060	—	25,740,060	—
Jersey, Channel Islands	73,631	—	73,631	—
Jordan	90,374	—	90,374	—
Liechtenstein	76,664	—	76,664	—
Luxembourg	535,985	—	535,985	—
Macau	3,372	—	3,372	—
Malaysia	15,700	—	15,700	—
Malta	4,199	—	4,199	—
Mauritius	10,348	—	10,348	—
Mexico	10,502	—	10,502	—
Netherlands	1,982,482	—	1,982,482	—
New Zealand	380,995	—	380,995	—
128

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Small Company Trust (continued)
Norway	$935,598	—	$935,598	—
Peru	22,538	—	22,538	—
Poland	39,806	—	39,806	—
Portugal	407,618	—	407,618	—
Singapore	1,155,743	—	1,140,087	$15,656
Spain	2,380,543	—	2,380,543	—
Sweden	2,771,147	—	2,771,147	—
Switzerland	8,187,646	—	8,182,426	5,220
Taiwan	7,416	—	7,416	—
United Arab Emirates	53,373	—	53,373	—
United Kingdom	13,069,978	—	13,035,723	34,255
United States	730,334	$260,258	470,076	—
Preferred securities	397,141	—	397,141	—
Rights	9,763	—	9,763	—
Warrants	912	—	912	—
Short-term investments	4,257,109	4,257,109	—	—
Total investments in securities	$109,909,806	$15,623,744	$94,173,109	$112,953
Derivatives:
Assets
Futures	$14,477	$14,477	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Lifestyle Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$965,747,698	$965,747,698	—	—
Short-term investments	15	15	—	—
Total investments in securities	$965,747,713	$965,747,713	—	—

Lifestyle Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$165,697,790	$165,697,790	—	—
Short-term investments	81,686	81,686	—	—
Total investments in securities	$165,779,476	$165,779,476	—	—

Lifestyle Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$5,152,282,637	$5,152,282,637	—	—
Short-term investments	77	77	—	—
Total investments in securities	$5,152,282,714	$5,152,282,714	—	—

Lifestyle Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$288,496,139	$288,496,139	—	—
Short-term investments	57,755	57,755	—	—
Total investments in securities	$288,553,894	$288,553,894	—	—

129

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Cap Growth Trust
Investments in securities:
Assets
Common stocks	$574,369,086	$574,369,086	—	—
Preferred securities	4,209,742	—	—	$4,209,742
Exchange-traded funds	14,825,903	14,825,903	—	—
Short-term investments	36,911,135	26,511,135	$10,400,000	—
Total investments in securities	$630,315,866	$615,706,124	$10,400,000	$4,209,742

Mid Cap Index Trust
Investments in securities:
Assets
Common stocks	$1,171,344,028	$1,171,344,028	—	—
Short-term investments	45,902,432	45,902,432	—	—
Total investments in securities	$1,217,246,460	$1,217,246,460	—	—
Derivatives:
Assets
Futures	$1,603,395	$1,603,395	—	—

Mid Value Trust
Investments in securities:
Assets
Common stocks
Communication services	$17,453,491	$17,453,491	—	—
Consumer discretionary	51,632,726	47,296,817	$4,335,909	—
Consumer staples	35,618,653	35,618,653	—	—
Energy	37,697,702	37,697,702	—	—
Financials	103,787,757	103,787,757	—	—
Health care	61,269,405	61,269,405	—	—
Industrials	104,311,886	93,081,926	11,229,960	—
Information technology	69,117,114	69,117,114	—	—
Materials	38,741,884	38,741,884	—	—
Real estate	42,430,757	42,430,757	—	—
Utilities	37,313,720	37,313,720	—	—
Short-term investments	19,210,363	19,210,363	—	—
Total investments in securities	$618,585,458	$603,019,589	$15,565,869	—

Real Estate Securities Trust
Investments in securities:
Assets
Common stocks	$290,122,830	$290,122,830	—	—
Short-term investments	2,053,393	2,053,393	—	—
Total investments in securities	$292,176,223	$292,176,223	—	—

Science & Technology Trust
Investments in securities:
Assets
Common stocks
Communication services	$128,199,858	$128,199,858	—	—
Consumer discretionary	9,577,120	8,850,668	$726,452	—
Consumer staples	1,616,637	1,616,637	—	—
Financials	16,831,902	1,430,975	15,400,927	—
130

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Science & Technology Trust (continued)
Industrials	$7,556,292	$7,556,292	—	—
Information technology	763,411,889	758,428,782	$4,983,107	—
Short-term investments	39,012,929	39,012,929	—	—
Total investments in securities	$966,206,627	$945,096,141	$21,110,486	—

Small Cap Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$12,089,601	$12,073,621	$15,980	—
Consumer discretionary	57,168,946	57,148,010	20,936	—
Consumer staples	17,618,405	17,618,405	—	—
Energy	35,770,154	35,770,154	—	—
Financials	88,775,521	88,775,521	—	—
Health care	80,440,018	80,319,238	—	$120,780
Industrials	88,611,015	88,611,015	—	—
Information technology	70,647,062	70,647,062	—	—
Materials	23,307,777	23,294,659	—	13,118
Real estate	32,324,968	32,324,968	—	—
Utilities	14,262,059	14,262,059	—	—
Warrants	29,371	7,014	22,357	—
Short-term investments	32,071,162	32,071,162	—	—
Total investments in securities	$553,116,059	$552,922,888	$59,273	$133,898
Derivatives:
Assets
Futures	$1,329,630	$1,329,630	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Small Cap Opportunities Trust
Investments in securities:
Assets
Common stocks
Communication services	$3,319,081	$3,318,532	—	$549
Consumer discretionary	27,285,868	27,285,868	—	—
Consumer staples	4,322,655	4,322,655	—	—
Energy	13,673,454	13,673,454	—	—
Financials	36,421,771	36,421,771	—	—
Health care	19,327,473	19,306,448	—	21,025
Industrials	31,586,234	31,586,234	—	—
Information technology	19,041,617	19,041,617	—	—
Materials	12,136,543	12,125,835	—	10,708
Real estate	2,997,885	2,997,885	—	—
Utilities	410,552	410,552	—	—
Preferred securities	39,815	39,815	—	—
Short-term investments	2,654,351	2,654,351	—	—
Total investments in securities	$173,217,299	$173,185,017	—	$32,282
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Small Cap Stock Trust
Investments in securities:
Assets
Common stocks	$277,598,431	$277,598,431	—	—
131

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Small Cap Stock Trust (continued)
Exchange-traded funds	$789,196	$789,196	—	—
Short-term investments	3,921,696	3,421,696	$500,000	—
Total investments in securities	$282,309,323	$281,809,323	$500,000	—

Small Cap Value Trust
Investments in securities:
Assets
Common stocks	$455,990,694	$455,990,694	—	—
Short-term investments	11,447,636	6,047,636	$5,400,000	—
Total investments in securities	$467,438,330	$462,038,330	$5,400,000	—

Small Company Value Trust
Investments in securities:
Assets
Common stocks	$125,254,773	$125,254,773	—	—
Warrants	428	428	—	—
Short-term investments	5,088,508	5,088,508	—	—
Total investments in securities	$130,343,709	$130,343,709	—	—

Strategic Equity Allocation Trust
Investments in securities:
Assets
Common stocks
Communication services	$430,717,462	$340,341,109	$90,376,353	—
Consumer discretionary	788,512,280	528,289,468	260,222,812	—
Consumer staples	472,938,436	265,759,881	207,178,555	—
Energy	295,540,404	197,561,247	97,979,157	—
Financials	1,062,172,520	633,002,952	429,169,568	—
Health care	860,032,525	572,864,011	287,082,956	$85,558
Industrials	873,354,394	505,075,157	368,279,237	—
Information technology	1,374,019,009	1,184,894,422	189,124,587	—
Materials	321,230,414	143,419,050	177,801,116	10,248
Real estate	214,394,261	158,455,599	55,938,662	—
Utilities	192,958,446	114,300,017	78,658,429	—
Preferred securities	10,140,160	—	10,140,160	—
Warrants	59,710	42,072	17,638	—
Short-term investments	288,736,220	288,736,220	—	—
Total investments in securities	$7,184,806,241	$4,932,741,205	$2,251,969,230	$95,806
Derivatives:
Assets
Futures	$9,279,480	$9,279,480	—	—
Liabilities
Futures	(170,031)	(170,031)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Total Stock Market Index Trust
Investments in securities:
Assets
Common stocks
Communication services	$61,914,706	$61,914,496	$210	—
Consumer discretionary	85,252,872	85,248,628	4,215	$29
132

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Total Stock Market Index Trust (continued)
Consumer staples	$46,815,634	$46,815,634	—	—
Energy	29,785,701	29,785,062	—	$639
Financials	104,804,197	104,797,401	$6,796	—
Health care	94,537,896	94,510,084	—	27,812
Industrials	74,480,080	74,480,080	—	—
Information technology	204,437,166	204,437,166	—	—
Materials	20,690,007	20,689,812	—	195
Real estate	22,105,974	22,102,999	—	2,975
Utilities	16,340,895	16,340,895	—	—
Preferred securities	21,029	21,029	—	—
Rights	196	—	196	—
Warrants	5,504	3,677	1,827	—
Short-term investments	41,161,671	41,161,671	—	—
Total investments in securities	$802,353,528	$802,308,634	$13,244	$31,650
Derivatives:
Assets
Futures	$1,622,794	$1,622,794	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.
Repurchase agreements. The portfolios may enter into repurchase agreements. When the portfolios enter into a repurchase agreement, they receive collateral that is held in a segregated account by the portfolios' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolios of investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The portfolios' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolios' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolios' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolios and, if the portfolios' exposure to such investments is substantial, it could impair the portfolios' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolios may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Real estate investment trusts. The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
133

Significant accounting policies, continued

Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2023. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the portfolios, and accordingly, is not reflected in the portfolios' net assets.
Portfolio	Market value of securities on loan	Cash collateral received	Non-cash collateral
Blue Chip Growth Trust	$4,991,319	$5,113,125	—
Capital Appreciation Trust	4,739,016	4,844,400	—
Capital Appreciation Value Trust	3,600,653	3,676,850	—
Disciplined Value International Trust	5,783,177	6,108,807	—
Emerging Markets Value Trust	1,114,328	1,139,125	—
Equity Income Trust	2,156,394	2,205,850	—
Financial Industries Trust	590,436	603,900	—
International Equity Index Trust	1,764,067	1,826,335	—
International Small Company Trust	3,958,069	4,256,432	—
Mid Cap Growth Trust	25,932,338	26,500,750	—
Mid Cap Index Trust	4,939,356	5,047,382	—
Mid Value Trust	247,170	254,625	—
Science & Technology Trust	10,307,045	10,566,876	—
Small Cap Index Trust	15,020,049	13,331,989	$2,965,541
Small Cap Stock Trust	3,337,158	3,419,650	—
Small Cap Value Trust	5,920,246	6,047,650	—
Small Company Value Trust	704,052	718,241	—
Strategic Equity Allocation Trust	25,990,564	27,029,746	—
Total Stock Market Index Trust	2,323,616	2,397,768	—
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People's Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund's performance.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
134

Significant accounting policies, continued

Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
Effective July 17, 2023, International Equity Index Trust transitioned from the BNP Paribas arrangement to the syndicated line of credit agreement with Citibank, N.A. that enables International Equity Index Trust and other affiliated funds to participate in a $1 billion unsecured committed line of credit. International Equity Index Trust can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement. Prior to July 17, 2023, International Equity Trust had entered into an unsecured line of credit agreement up to $50 million with BNP Paribas.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2023 were as follows:
Portfolio	Commitment fee
500 Index Trust	$31,981
American Asset Allocation Trust	8,092
American Global Growth Trust	4,606
American Growth Trust	7,007
American Growth-Income Trust	7,090
American International Trust	5,217
Blue Chip Growth Trust	9,983
Capital Appreciation Trust	5,788
Capital Appreciation Value Trust	5,571
Disciplined Value International Trust	4,283
Emerging Markets Value Trust	4,033
Equity Income Trust	8,967
Financial Industries Trust	4,332
Fundamental All Cap Core Trust	11,661
Fundamental Large Cap Value Trust	6,676
Global Equity Trust	4,279
Health Sciences Trust	4,910
International Equity Index Trust	43,476
Portfolio	Commitment fee
International Small Company Trust	$3,673
Lifestyle Balanced Portfolio	7,352
Lifestyle Conservative Portfolio	4,525
Lifestyle Growth Portfolio	22,604
Lifestyle Moderate Portfolio	4,957
Mid Cap Growth Trust	6,124
Mid Cap Index Trust	8,192
Mid Value Trust	6,126
Real Estate Securities Trust	4,956
Science & Technology Trust	6,967
Small Cap Index Trust	5,802
Small Cap Opportunities Trust	4,493
Small Cap Stock Trust	4,887
Small Cap Value Trust	5,543
Small Company Value Trust	4,371
Strategic Equity Allocation Trust	30,478
Total Stock Market Index Trust	6,629

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and each portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
Emerging Markets Value Trust	$—	$34,158,266
Financial Industries Trust	4,065,310	2,265,267
International Equity Index Trust	—	1,169,488
Mid Cap Growth Trust	102,890,915	46,480,341
Real Estate Securities Trust	15,397,112	2,770,078
Science & Technology Trust	—	4,052,555
Small Cap Stock Trust	51,321,905	12,119,215
135

Significant accounting policies, continued

As of December 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
500 Index Trust	$3,532,572,323	$5,226,697,504	$(115,088,659)	$5,111,608,845
American Asset Allocation Trust	1,079,401,174	74,875,444	—	74,875,444
American Global Growth Trust	176,617,215	19,043,296	—	19,043,296
American Growth Trust	756,613,824	145,186,049	—	145,186,049
American Growth-Income Trust	727,589,762	173,051,063	—	173,051,063
American International Trust	406,262,791	—	(43,797,091)	(43,797,091)
Blue Chip Growth Trust	1,169,720,775	647,567,185	(35,813,696)	611,753,489
Capital Appreciation Trust	420,926,322	169,810,899	(4,266,162)	165,544,737
Capital Appreciation Value Trust	424,898,658	49,996,261	(6,875,082)	43,121,179
Disciplined Value International Trust	265,790,517	27,470,575	(6,751,269)	20,719,306
Emerging Markets Value Trust	228,331,990	40,522,499	(48,408,160)	(7,885,661)
Equity Income Trust	1,107,012,263	318,931,419	(36,906,455)	282,024,964
Financial Industries Trust	104,067,217	15,844,174	(1,828,879)	14,015,295
Fundamental All Cap Core Trust	1,510,475,067	863,406,650	(71,579,858)	791,826,792
Fundamental Large Cap Value Trust	582,382,202	208,329,643	(16,664,728)	191,664,915
Global Equity Trust	256,021,965	43,735,153	(4,601,121)	39,134,032
Health Sciences Trust	212,530,264	69,729,655	(17,605,820)	52,123,835
International Equity Index Trust	690,121,516	278,698,169	(84,520,853)	194,177,316
International Small Company Trust	119,630,506	18,761,174	(28,467,397)	(9,706,223)
Lifestyle Balanced Portfolio	1,052,761,283	—	(87,013,570)	(87,013,570)
Lifestyle Conservative Portfolio	194,381,497	20	(28,602,041)	(28,602,021)
Lifestyle Growth Portfolio	5,442,813,755	—	(290,531,041)	(290,531,041)
Lifestyle Moderate Portfolio	324,201,366	8	(35,647,480)	(35,647,472)
Mid Cap Growth Trust	575,859,064	81,515,473	(27,058,671)	54,456,802
Mid Cap Index Trust	969,489,284	313,825,269	(64,464,698)	249,360,571
Mid Value Trust	527,827,268	110,605,572	(19,847,382)	90,758,190
Real Estate Securities Trust	262,581,145	29,906,652	(311,574)	29,595,078
Science & Technology Trust	876,587,574	91,281,149	(1,662,096)	89,619,053
Small Cap Index Trust	460,550,763	176,786,290	(82,891,364)	93,894,926
Small Cap Opportunities Trust	143,265,136	45,834,362	(15,882,199)	29,952,163
Small Cap Stock Trust	249,235,115	55,890,910	(22,816,702)	33,074,208
Small Cap Value Trust	432,117,766	64,512,811	(29,192,247)	35,320,564
Small Company Value Trust	106,682,315	31,658,991	(7,997,597)	23,661,394
Strategic Equity Allocation Trust	3,976,323,553	3,477,243,969	(259,651,832)	3,217,592,137
Total Stock Market Index Trust	362,079,165	477,374,962	(35,477,805)	441,897,157
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended December 31, 2023 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$97,026,127	$106,450,061	$203,476,188
American Asset Allocation Trust	20,342,381	154,893,638	175,236,019
American Global Growth Trust	934,094	25,532,111	26,466,205
American Growth Trust	609,615	132,975,914	133,585,529
American Growth-Income Trust	9,090,418	90,865,787	99,956,205
American International Trust	3,293,136	50,937,536	54,230,672
Blue Chip Growth Trust	—	—	—
Capital Appreciation Trust	—	7,691,406	7,691,406
Capital Appreciation Value Trust	7,410,189	45,397,926	52,808,115
Disciplined Value International Trust	5,449,208	—	5,449,208
Emerging Markets Value Trust	3,336,281	—	3,336,281
Equity Income Trust	29,802,809	119,895,139	149,697,948
Financial Industries Trust	1,937,329	4,850,416	6,787,745
Fundamental All Cap Core Trust	8,335,268	261,052,878	269,388,146
Fundamental Large Cap Value Trust	8,890,290	53,417,686	62,307,976
136

Significant accounting policies, continued

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Global Equity Trust	$2,189,797	$9,865,203	$12,055,000
Health Sciences Trust	—	13,814,554	13,814,554
International Equity Index Trust	19,860,519	—	19,860,519
International Small Company Trust	2,023,568	2,210,420	4,233,988
Lifestyle Balanced Portfolio	19,863,795	82,137,517	102,001,312
Lifestyle Conservative Portfolio	4,237,293	7,037,632	11,274,925
Lifestyle Growth Portfolio	89,004,241	614,411,610	703,415,851
Lifestyle Moderate Portfolio	6,366,950	21,470,196	27,837,146
Mid Cap Growth Trust	—	—	—
Mid Cap Index Trust	12,327,083	58,517,689	70,844,772
Mid Value Trust	10,554,142	78,419,597	88,973,739
Real Estate Securities Trust	6,193,215	4,888,401	11,081,616
Science & Technology Trust	—	—	—
Small Cap Index Trust	6,146,830	7,173,914	13,320,744
Small Cap Opportunities Trust	1,595,118	12,742,701	14,337,819
Small Cap Stock Trust	—	—	—
Small Cap Value Trust	3,836,766	36,753,327	40,590,093
Small Company Value Trust	298,584	8,855,054	9,153,638
Strategic Equity Allocation Trust	106,823,970	397,925,902	504,749,872
Total Stock Market Index Trust	7,780,890	41,714,360	49,495,250
The tax character of distributions for the year ended December 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$115,238,671	$224,705,882	$339,944,553
American Asset Allocation Trust	27,660,889	144,214,550	171,875,439
American Global Growth Trust	989,690	25,869,941	26,859,631
American Growth Trust	11,944,335	204,206,221	216,150,556
American Growth-Income Trust	19,543,242	47,098,747	66,641,989
American International Trust	7,865,665	16,728,156	24,593,821
Blue Chip Growth Trust	8,713,056	442,303,757	451,016,813
Capital Appreciation Trust	—	135,449,572	135,449,572
Capital Appreciation Value Trust	19,205,821	40,713,110	59,918,931
Disciplined Value International Trust	9,507,136	—	9,507,136
Emerging Markets Value Trust	8,002,367	—	8,002,367
Equity Income Trust	42,281,551	139,162,525	181,444,076
Financial Industries Trust	3,942,210	25,013,880	28,956,090
Fundamental All Cap Core Trust	17,068,616	178,817,001	195,885,617
Fundamental Large Cap Value Trust	26,313,213	77,249,659	103,562,872
Global Equity Trust	26,660,462	—	26,660,462
Health Sciences Trust	—	33,908,255	33,908,255
International Equity Index Trust	23,184,230	3,905,896	27,090,126
International Small Company Trust	4,254,081	6,609,115	10,863,196
Lifestyle Balanced Portfolio	22,918,878	79,656,797	102,575,675
Lifestyle Conservative Portfolio	4,651,964	9,229,618	13,881,582
Lifestyle Growth Portfolio	115,504,164	638,789,212	754,293,376
Lifestyle Moderate Portfolio	7,216,190	21,923,697	29,139,887
Mid Cap Growth Trust	84,270,406	159,790,054	244,060,460
Mid Cap Index Trust	38,264,069	142,206,964	180,471,033
Mid Value Trust	15,189,535	56,897,934	72,087,469
Real Estate Securities Trust	17,400,853	15,114,803	32,515,656
Science & Technology Trust	124,606,168	190,490,645	315,096,813
Small Cap Index Trust	11,626,919	66,700,305	78,327,224
Small Cap Opportunities Trust	4,472,280	17,988,303	22,460,583
Small Cap Stock Trust	15,886,141	58,933,558	74,819,699
Small Cap Value Trust	14,174,119	62,175,396	76,349,515
Small Company Value Trust	2,663,041	16,335,879	18,998,920
Strategic Equity Allocation Trust	169,205,215	1,156,067,938	1,325,273,153
Total Stock Market Index Trust	10,580,954	95,905,906	106,486,860
137

Significant accounting policies, continued

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
500 Index Trust	$65,688,788	$100,680,680
American Asset Allocation Trust	751,664	69,257,001
American Global Growth Trust	5,739	20,358,624
American Growth Trust	—	83,181,771
American Growth-Income Trust	245,065	63,646,132
American International Trust	71,237	355,166
Blue Chip Growth Trust	—	168,076,465
Capital Appreciation Trust	—	34,950,498
Capital Appreciation Value Trust	4,268,994	3,602,845
Disciplined Value International Trust	8,583,452	17,838,630
Emerging Markets Value Trust	9,383,741	—
Equity Income Trust	16,201,247	56,089,765
Financial Industries Trust	1,381,555	—
Fundamental All Cap Core Trust	3,364,671	226,761,505
Fundamental Large Cap Value Trust	4,871,979	79,352,932
Global Equity Trust	3,461,820	14,848,484
Health Sciences Trust	—	17,348,713
International Equity Index Trust	15,162,699	—
International Small Company Trust	2,889,793	472,156
Lifestyle Balanced Portfolio	898,674	24,250,799
Lifestyle Conservative Portfolio	194,749	204,249
Lifestyle Growth Portfolio	3,911,917	191,956,084
Lifestyle Moderate Portfolio	290,146	5,265,723
Mid Cap Index Trust	8,710,672	39,849,236
Mid Value Trust	2,640,050	31,960,116
Real Estate Securities Trust	6,403,713	—
Small Cap Index Trust	2,976,176	11,949,837
Small Cap Opportunities Trust	2,113,110	8,512,881
Small Cap Value Trust	10,428,506	17,642,926
Small Company Value Trust	912,162	4,810,580
Strategic Equity Allocation Trust	76,798,216	625,668,231
Total Stock Market Index Trust	4,399,349	38,678,661
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals, partnerships, derivative transactions, amortization and accretion on debt securities and corporate actions.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
138

Derivative instruments, continued

As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolios, if any, for OTC transactions is held in a segregated account at the portfolios' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
500 Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	From $205.8 million to $376.3 million
Emerging Markets Value Trust	To equitize cash balances.	From $1.3 million to $2.2 million
International Equity Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	From $17.7 million to $32.9 million
International Small Company Trust	To equitize cash balances.	From $292,000 to $817,000
Mid Cap Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	From $23.7 million to $45.5 million
Small Cap Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	From $19.6 million to $25.3 million
Strategic Equity Allocation Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	From $224.3 million to $323.9 million
Total Stock Market Index Trust	To manage against changes in certain securities markets and gain exposure to certain securities markets.	From $11.7 million to $42.0 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the portfolios' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolios' exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Portfolio of investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, a portfolio realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are included as liabilities in the Statements of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, a portfolio realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
The following table details how the portfolios used written options contracts during the year ended December 31, 2023. In addition, the table summarizes the range of market value amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Capital Appreciation Value Trust	To generate potential income from options premiums.	From $625,000 to $6.0 million
139

Derivative instruments, continued

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2023 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
500 Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$6,794,898	—
Capital Appreciation Value Trust	Equity	Written options, at value	Written options	—	$(1,091,741)
Emerging Markets Value Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$64,549	—
International Equity Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$1,409,232	—
International Small Company Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$14,477	—
Mid Cap Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$1,603,395	—
Small Cap Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$1,329,630	—
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$9,279,480	$(170,031)
Total Stock Market Index Trust	Equity	Receivable/payable for futures variation margin[1]	Futures	$1,622,794	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolios of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Futures contracts	Written options	Total
500 Index Trust	Equity	$42,046,913	—	$42,046,913
Capital Appreciation Value Trust	Equity	—	$(356,338)	$(356,338)
Emerging Markets Value Trust	Equity	$25,139	—	$25,139
International Equity Index Trust	Equity	$1,148,991	—	$1,148,991
International Small Company Trust	Equity	$62,315	—	$62,315
Mid Cap Index Trust	Equity	$3,278,088	—	$3,278,088
Small Cap Index Trust	Equity	$(675,413)	—	$(675,413)
Strategic Equity Allocation Trust	Equity	$21,346,809	—	$21,346,809
Total Stock Market Index Trust	Equity	$3,128,562	—	$3,128,562
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Futures contracts	Written options	Total
500 Index Trust	Equity	$13,608,470	—	$13,608,470
Capital Appreciation Value Trust	Equity	—	$(1,119,011)	$(1,119,011)
Emerging Markets Value Trust	Equity	$78,911	—	$78,911
International Equity Index Trust	Equity	$1,844,616	—	$1,844,616
International Small Company Trust	Equity	$17,556	—	$17,556
Mid Cap Index Trust	Equity	$2,040,092	—	$2,040,092
Small Cap Index Trust	Equity	$1,985,912	—	$1,985,912
Strategic Equity Allocation Trust	Equity	$14,861,222	—	$14,861,222
Total Stock Market Index Trust	Equity	$1,837,489	—	$1,837,489
140

4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. Under an investment management agreement, the portfolios, with the exception of the JHVIT Feeder Funds, pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted below. JHF II portfolios are advised by John Hancock Investment Management LLC, an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Investment Management Distributors LLC. The annual rate for each portfolio is as follows:
•  500 Index Trust — a) 0.470% of the first $500 million of average net assets; and b) 0.460% of the excess over $500 million of average net assets.
•  Blue Chip Growth Trust — If aggregate net assets are less than $500 million, then 0.780% of all aggregate net assets. If aggregate net assets are between $500 million and $1 billion, then 0.775% of all aggregate net assets. If aggregate net assets are between $1 billion and $2 billion, then the following fee schedule shall apply: a) 0.750% of the first $1 billion of aggregate net assets; b) 0.740% of the excess over $1 billion of aggregate net assets. If aggregate net assets exceed $2 billion, then the following fee schedule shall apply: a) 0.740% of the first $3 billion of aggregate net assets; b) 0.725% of the excess over $3 billion of aggregate net assets.  Aggregate net assets include net assets of the portfolio, JHF II Blue Chip Growth Fund and Manulife North American Equity Fund Series – (I) (Asia). Prior to April 1, 2023, the annual rates were a) 0.825% of the first $500 million of aggregate net assets; b) 0.800% of the next $500 million of aggregate net assets; c) 0.750% of the next $2 billion of aggregate net assets; and d) 0.725% of the excess over $3 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets.
•  Capital Appreciation Trust — a) 0.800% of the first $500 million of aggregate net assets; b) 0.700% of the next $500 million of aggregate net assets; and c) 0.670% of the excess over $1 billion of aggregate net assets.
•  Capital Appreciation Value Trust — If aggregate net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets; and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets; and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equals or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.
•  Disciplined Value International Trust — a) 0.750% of the first $500 million of aggregate net assets; b) 0.720% of the next $500 million of aggregate net assets; c) 0.690% of the next $1 billion of aggregate net assets; d) 0.670% of the next $1 billion of aggregate net assets; e) 0.660% of the next $2 billion of aggregate net assets; and f) 0.650% of the excess over $5 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, Manulife Boston Partners International Equity Fund, Disciplined Value International Fund, a series of John Hancock Investment Trust, MLI Pension Plus Growth Fund and Manulife Balanced Fund, and effective May 31, 2023, Manulife MIM Diversified Fund and Manulife Diversified Tri-Plan Fund. Prior to April 1, 2023, if aggregate net assets are less than $300 million, then the management fee to be paid is 0.825% of aggregate net assets. If aggregate net assets equal or exceed $300 million but are less than $2.5 billion, then the management fee to be paid is 0.775% of aggregate net assets. If aggregate net assets exceed $2.5 billion, then the following fee schedule shall apply: a) 0.775% of the first $2.5 billion of aggregate net assets; and b) 0.750% of the next $500 million; and c) 0.725% of the excess over $3 billion of aggregate net assets.
•  Emerging Markets Value Trust — a) 0.870% of the first $100 million of aggregate net assets; and b) 0.820% of the excess over $100 million of aggregate net assets.
•  Equity Income Trust — a) 0.800% of the first $100 million of aggregate net assets; b) 0.775% of the next $100 million of aggregate net assets; c) 0.750% of the next $300 million of aggregate net assets; d) 0.725% of the next $500 million of aggregate net assets; e) 0.725% of the next $500 million of aggregate net assets; f) 0.700% of the next $500 million of aggregate net assets; g) 0.695% of the next $1 billion of aggregate net assets; h) 0.690% of the next $1 billion of aggregate net assets; i) 0.680% of the next $1.5 billion of aggregate net assets; j) 0.675% of the next $2 billion of aggregate net assets; and k) 0.670% of the excess over $7.5 billion of aggregate net assets. When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on aggregate net assets over $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of aggregate net assets. When aggregate net assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of aggregate net assets. When aggregate net assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of aggregate net assets. When aggregate net assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of aggregate net assets. When aggregate net assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of aggregate net assets. When aggregate net assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, JHF II Equity Income Fund, Manulife US Large Cap Value Equity Fund (Canada) and, effective July 5, 2023, Manulife North American Equity Fund Series II (Asia).
•  Financial Industries Trust — a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.
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Fees and transactions with affiliates, continued

•  Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; and b) 0.650% of the excess over $2.5 billion of aggregate net assets.
•  Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of average net assets; b) 0.650% of average net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of average net assets.
•  Global Equity Trust — a) 0.800% of the first $1 billion of aggregate net assets; and b) 0.790% of the excess over $1 billion of aggregate net assets.
•  Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million; c) 0.950% of the excess over $750 million of aggregate net assets; d) 0.950% of the next $250 million; e) 0.900% of the next $500 million; and f) 0.900% of the excess over $1.5 billion of aggregate net assets. When aggregate net assets exceed $750 million, the advisory fee is 0.950% on all net assets. When aggregate net assets exceed $1.5 billion, the advisory fee is 0.900% on all net assets. Aggregate net assets are the net assets of the portfolio, JHF II Health Sciences Fund and Manulife Healthcare Fund Series - (I).
•  International Equity Index Trust — a) 0.550% of the first $100 million of average net assets; b) 0.530% of the next $150 million of average net assets; c) 0.520% of the next $250 million of average net assets; and d) 0.510% of the excess over $500 million of average net assets.
•  International Small Company Trust — 0.800% of aggregate net assets.
•  Lifestyle Portfolios — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated funds assets) excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust, and b) a fee on net assets not invested in affiliated funds (Other assets). The management fee paid on Affiliated funds assets is: a) 0.050% of the first $7.5 billion of aggregate net assets; and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets; and b) 0.490% of the excess over $7.5 billion in aggregate net assets. Aggregate net assets are the net assets of the Lifestyle Portfolios, JHVIT Managed Volatility Portfolios, JHF II Multimanager Lifestyle Portfolios and JHF II Lifestyle Blend Portfolios.
•  Mid Cap Index Trust, Small Cap Index Trust and Total Stock Market Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.
•  Mid Cap Growth Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $3.2 billion; d) 0.800% of aggregate net assets between $3.2 billion and $3.7 billion; e) 0.775% of aggregate net assets between $3.7 billion and $4.2 billion; and f) 0.755% of the excess over $4.2 billion of aggregate net assets.
•  Mid Value Trust — a) 0.950% of the first $1 billion of aggregate net assets; and b) 0.875% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the management fee for that day is 0.875% of all assets of the portfolio.
•  Real Estate Securities Trust — a) 0.700% of the first $1.5 billion of aggregate net assets; and b) 0.680% of the excess over $1.5 billion of aggregate net assets.
•  Science & Technology Trust — a) 1.050% of the first $50 million of aggregate net assets; b) 1.025% of aggregate net assets between $50 million and $100 million; c) 1.000% of aggregate net assets between $100 million and $200 million; d) 0.975% of aggregate net assets between $200 million and $500 million; e) 0.950% of aggregate net assets between $500 million and $1 billion; and f) 0.925% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $100 million on any day, the annual rate of advisory fee for that day is 1.000% on the first $100 million of aggregate net assets. When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.975% on the first $200 million of aggregate net assets. When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.950% on the first $500 million of aggregate net assets. Aggregate net assets are the net assets of the portfolio, JHF II Science & Technology Fund and (MMTF) Manulife Technology Fund.
•  Small Cap Opportunities Trust — a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio and the JHF II New Opportunities Fund.
•  Small Cap Stock Trust — a) 1.050% of the first $50 million of aggregate net assets; and b) 1.000% of the excess over $50 million of aggregate net assets.
•  Small Cap Value Trust — a) 0.950% of the first $250 million of aggregate net assets; b) 0.940% of the next $500 million of aggregate net assets; c) 0.930% of the next $500 million of aggregate net assets; and d) 0.920% of the excess over $1.25 billion of aggregate net assets.
•  Small Company Value Trust — a) 1.050% of the first $500 million of average net assets; and b) 1.000% of the excess over $500 million of average net assets.
•  Strategic Equity Allocation Trust — a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; d) 0.600% of aggregate net assets between $10 billion and $15 billion; e) 0.595% of aggregate net assets between $15 billion and $25 billion; and f) 0.590% of the excess over $25 billion of aggregate net assets. Aggregate net assets are the net assets of the portfolio, JHF II U.S. Sector Rotation Fund, and JHF II International Strategic Equity Allocation Fund.
The organizations described below act as the subadvisors to the Trust and certain of its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following subadvisors:
Portfolio	Subadvisor(s)
Disciplined Value International Trust	Boston Partners Global Investors, Inc.
Emerging Markets Value Trust International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities Trust	Dimensional Fund Advisors LP and GW&K Investment Management, LLC
Capital Appreciation Trust	Jennison Associates LLC
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Fees and transactions with affiliates, continued

Portfolio	Subadvisor(s)
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Equity Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Strategic Equity Allocation Trust	Manulife Investment Management (US) LLC[1]
500 Index Trust Mid Cap Index Trust Small Cap Index Trust Total Stock Market Index Trust	Manulife Investment Management (North America) Limited[1]
International Equity Index Trust	SSGA Funds Management, Inc.
Blue Chip Growth Trust Capital Appreciation Value Trust Equity Income Trust Health Sciences Trust Mid Value Trust Science & Technology Trust Small Company Value Trust	T. Rowe Price Associates, Inc.
Mid Cap Growth Trust Real Estate Securities Trust Small Cap Stock Trust Small Cap Value Trust	Wellington Management Company LLP
1  An affiliate of the Advisor.
The portfolios are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios' business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.
Portfolio	Expense limitation as a percentage of average net assets
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Disciplined Value International Trust	0.25%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Equity Trust	0.20%
Portfolio	Expense limitation as a percentage of average net assets
Health Sciences Trust	0.20%
International Small Company Trust	0.25%
Mid Cap Growth Trust	0.20%
Mid Cap Index Trust	0.08%
Mid Value Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Stock Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock group of funds complex (the participating portfolios), excluding the Lifestyle Portfolios. This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2023, this waiver amounted to 0.01% of the portfolios’ average net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to limit operating expenses of 500 Index Trust and International Equity Index Trust at 0.25% and 0.34%, respectively. These limits exclude class specific expenses, taxes, short dividends, interest expense, acquired fund fees, borrowing costs, prime brokerage fees, portfolio brokerage commissions and litigation and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2025, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at the time.
143

Fees and transactions with affiliates, continued

The Advisor has contractually agreed to reimburse expenses for the Lifestyle Portfolios so that certain other expenses do not exceed 0.04% of average net assets of the Lifestyle Portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2024, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Effective April 1, 2023, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Lifestyle Balanced Portfolio Series I and Series II and Lifestyle Growth Portfolio Series I shares in an amount equal to the amount by which expenses of Lifestyle Balanced Portfolio Series I and Series II shares exceed 1.83% and Lifestyle Growth Portfolio Series I shares exceed 0.92% of average daily net assets attributable to the class. This reimbursement includes all expenses of the applicable class except taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, and short dividend expense. This expense reimbursement will remain in effect until April 30, 2025, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive its management fee for Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolio’s average daily net assets. The expense reimbursements will remain in effect until April 30, 2024, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.
The Advisor has contractually agreed to waive its management fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2024, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Effective April 1, 2023, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Fundamental Large Cap Value Trust Series I shares in an amount equal to the amount by which expenses of portfolio's Series I shares exceed 0.88% of average daily net assets attributable to the class. This waiver includes all expenses of the class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, underlying fund expenses (acquired fund fees), and short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Effective April 1, 2023, the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Small Cap Index Trust Series I and Series NAV shares in an amount equal to the amount by which expenses of the portfolio's Series I and Series NAV shares exceed 0.70% of average daily net assets attributable to the class. This waiver includes all expenses of the class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, underlying fund expenses (acquired fund fees), and short dividend expense. This agreement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.
The Advisor has voluntarily agreed to waive its management fee for Science & Technology Trust and Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the sub-advisory fee does not exceed 0.45% of the portfolios' average net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust. Effective September 28, 2023, this waiver was no longer applicable to Science & Technology Trust.
The Advisor has voluntarily agreed to waive its management fee for Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, and Lifestyle Moderate Portfolio (after giving effect to asset-based breakpoints) by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive its management fee for each Lifestyle Portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle Portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average net assets and 0.49% of the Lifestyle Portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time.
The Advisor has voluntarily agreed to reduce the advisory fee that would be payable by Fundamental Large Cap Value Trust and Total Stock Market Index Trust (after giving effect to asset-based breakpoints) by 0.003% and 0.07% of the portfolios' average daily net assets, respectively. This voluntary advisory fee waiver may be terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2023, the waivers under these agreements amounted to:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust	$12,709,937	$189,721	—	$6,152,685	$19,052,343
American Asset Allocation Trust	23,545	50,632	$7,241	—	81,418
American Global Growth Trust	3,321	8,325	1,880	—	13,526
American Growth Trust	16,327	37,623	5,958	—	59,908
American Growth-Income Trust	20,854	28,605	12,272	—	61,731
American International Trust	8,308	15,181	1,986	—	25,475
Blue Chip Growth Trust	94,651	32,057	—	437,481	564,189
Capital Appreciation Trust	13,263	4,067	—	19,398	36,728
144

Fees and transactions with affiliates, continued

	Expense reimbursement by class
Portfolio	Series I	Series II	Series III	Series NAV	Total
Capital Appreciation Value Trust	$3,248	$105,594	—	$87,515	$196,357
Disciplined Value International Trust	5,398	3,161	—	11,938	20,497
Emerging Markets Value Trust	435	1,854	—	13,038	15,327
Equity Income Trust	63,024	32,401	—	312,957	408,382
Financial Industries Trust	6,154	1,099	—	1,928	9,181
Fundamental All Cap Core Trust	7,381	3,455	—	147,864	158,700
Fundamental Large Cap Value Trust	47,583	16,408	—	19,176	83,167
Global Equity Trust	15,831	1,530	—	3,320	20,681
Health Sciences Trust	31,499	27,470	—	80,554	139,523
International Equity Index Trust	853,022	49,032	—	1,345,674	2,247,728
International Small Company Trust	1,383	878	—	5,045	7,306
Lifestyle Balanced Portfolio	1,714	36,487	—	7,059	45,260
Lifestyle Conservative Portfolio	6,329	66,863	—	3,232	76,424
Lifestyle Growth Portfolio	9,658	208,512	—	26,069	244,239
Lifestyle Moderate Portfolio	3,047	55,905	—	10,253	69,205
Mid Cap Growth Trust	9,443	4,404	—	28,097	41,944
Mid Cap Index Trust	920,960	58,772	—	266,931	1,246,663
Mid Value Trust	108,836	24,769	—	153,180	286,785
Real Estate Securities Trust	3,682	1,876	—	15,098	20,656
Science & Technology Trust	347,569	29,951	—	77,766	455,286
Small Cap Index Trust	204,067	15,189	—	76,502	295,758
Small Cap Opportunities Trust	205,769	72,065	—	128,286	406,120
Small Cap Stock Trust	5,145	1,448	—	12,234	18,827
Small Cap Value Trust	9,530	1,430	—	21,035	31,995
Small Company Value Trust	27,176	20,098	—	34,611	81,885
Strategic Equity Allocation Trust	—	—	—	10,036,345	10,036,345
Total Stock Market Index Trust	366,583	32,561	—	172,594	571,738
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2023, were equivalent to a net annual effective rate of the portfolios' average daily  net assets as follows:
Portfolio	Net Annual Effective Rate
500 Index Trust	0.21%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
Blue Chip Growth Trust	0.70%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.79%
Disciplined Value International Trust	0.71%
Emerging Markets Value Trust	0.83%
Equity Income Trust	0.66%
Financial Industries Trust	0.77%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.67%
Global Equity Trust	0.79%
Health Sciences Trust	0.87%
International Equity Index Trust	0.25%
Portfolio	Net Annual Effective Rate
International Small Company Trust	0.79%
Lifestyle Balanced Portfolio	0.04%
Lifestyle Conservative Portfolio	0.00%
Lifestyle Growth Portfolio	0.04%
Lifestyle Moderate Portfolio	0.02%
Mid Cap Growth Trust	0.83%
Mid Cap Index Trust	0.36%
Mid Value Trust	0.83%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.89%
Small Cap Index Trust	0.43%
Small Cap Opportunities Trust	0.74%
Small Cap Stock Trust	1.00%
Small Cap Value Trust	0.93%
Small Company Value Trust	0.98%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.40%

*	The JHVIT Feeder Funds do not incur investment advisory fees. Investment advisory fees are incurred by the master fund. For more information on these portfolios, see Note 1.
Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended December 31, 2023, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
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Fees and transactions with affiliates, continued

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares.
For all portfolios, except the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.
For the JHVIT Feeder Funds, Rule 12b-1 maximum fee rates are as follows:
Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%
Distribution and service fees for the year ended December 31, 2023 were as follows:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Series lll	Total
500 Index Trust	$2,529,437	$188,940	$—	$2,718,377
American Asset Allocation Trust	1,946,171	5,232,548	249,396	7,428,115
American Global Growth Trust	274,329	860,380	64,771	1,199,480
American Growth Trust	1,348,098	3,887,276	205,185	5,440,559
American Growth-Income Trust	1,723,156	2,955,928	422,738	5,101,822
American International Trust	686,399	1,568,850	68,428	2,323,677
Blue Chip Growth Trust	136,491	231,183	—	367,674
Capital Appreciation Trust	91,361	140,074	—	231,435
Capital Appreciation Value Trust	3,682	598,243	—	601,925
Disciplined Value International Trust	37,179	108,905	—	146,084
Emerging Markets Value Trust	3,000	63,880	—	66,880
Equity Income Trust	104,690	269,148	—	373,838
Financial Industries Trust	39,501	35,244	—	74,745
Fundamental All Cap Core Trust	48,309	113,021	—	161,330
Fundamental Large Cap Value Trust	211,701	365,108	—	576,809
Global Equity Trust	109,079	52,677	—	161,756
Health Sciences Trust	29,597	129,059	—	158,656
International Equity Index Trust	156,420	44,937	—	201,357
International Small Company Trust	9,526	30,225	—	39,751
Lifestyle Balanced Portfolio	17,486	1,866,380	—	1,883,866
Lifestyle Conservative Portfolio	6,843	360,568	—	367,411
Lifestyle Growth Portfolio	98,792	10,664,012	—	10,762,804
Lifestyle Moderate Portfolio	6,179	565,216	—	571,395
Mid Cap Growth Trust	65,020	151,631	—	216,651
Mid Cap Index Trust	425,379	135,745	—	561,124
Mid Value Trust	112,405	127,913	—	240,318
Real Estate Securities Trust	25,352	64,628	—	89,980
Science & Technology Trust	312,832	134,857	—	447,689
Small Cap Index Trust	173,765	64,666	—	238,431
Small Cap Opportunities Trust	39,637	69,410	—	109,047
Small Cap Stock Trust	35,427	49,861	—	85,288
Small Cap Value Trust	65,644	49,256	—	114,900
Small Company Value Trust	20,793	76,886	—	97,679
Total Stock Market Index Trust	234,370	104,082	—	338,452
The Distributor voluntarily agreed to waive 0.06%, 0.08%, 0.09%, 0.07% and 0.02% of its Rule 12b-1 fee for Series II of American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, respectively.
For the year ended December 31, 2023, the waivers under these agreements amounted to:
Portfolio	Series ll
American Asset Allocation Trust	$418,604
American Global Growth Trust	91,774
American Growth Trust	466,473
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Fees and transactions with affiliates, continued

Portfolio	Series ll
American Growth-Income Trust	$275,886
American International Trust	41,836
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, open loans, if any, are presented under the caption Receivable/Payable for interfund lending in the Statements of assets and liabilities. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Blue Chip Growth Trust	Lender	$3,000,000	1	5.795%	$483
Capital Appreciation Trust	Lender	5,350,000	2	5.796%	1,723
Capital Appreciation Value Trust	Lender	11,900,000	3	5.538%	5,492
Disciplined Value International Trust	Borrower	15,100,000	4	5.800%	(9,731)
Disciplined Value International Trust	Lender	5,233,333	3	4.995%	2,178
Emerging Markets Value Trust	Borrower	2,100,000	2	5.800%	(677)
Equity Income Trust	Lender	8,460,000	5	5.603%	6,584
Health Sciences Trust	Lender	1,500,000	1	5.810%	242
International Equity Index Trust	Lender	7,140,000	7	4.646%	6,450
International Small Company Trust	Lender	700,000	1	5.810%	113
Mid Cap Growth Trust	Lender	9,850,000	4	5.138%	5,623
Mid Value Trust	Lender	6,640,000	5	5.641%	5,202
Real Estate Securities Trust	Lender	3,533,333	3	4.715%	1,388
Science & Technology Fund	Lender	13,600,000	3	3.996%	4,529
Small Cap Stock Trust	Lender	2,100,000	2	5.520%	644
Small Cap Value Trust	Lender	3,400,000	5	4.436%	2,095
Small Company Value Trust	Lender	2,050,000	2	5.314%	605
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2023 and 2022 were as follows:
500 Index Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,708,099	$399,622,002	6,335,369	$288,175,769
Distributions reinvested	3,068,945	135,892,893	5,396,317	220,115,753
Repurchased	(4,839,268)	(218,742,781)	(5,621,237)	(248,259,576)
Net increase	6,937,776	$316,772,114	6,110,449	$260,031,946
Series II shares
Sold	167,641	$7,511,211	130,825	$5,874,099
Distributions reinvested	41,986	1,860,402	81,100	3,310,509
Repurchased	(285,325)	(12,798,728)	(323,831)	(14,591,323)
Net decrease	(75,698)	$(3,427,115)	(111,906)	$(5,406,715)
Series NAV shares
Sold	2,955,606	$135,695,155	2,622,536	$118,960,994
Distributions reinvested	1,484,257	65,722,893	2,857,241	116,518,291
Repurchased	(3,094,442)	(140,904,896)	(7,561,725)	(335,212,865)
Net increase (decrease)	1,345,421	$60,513,152	(2,081,948)	$(99,733,580)
Total net increase	8,207,499	$373,858,151	3,916,595	$154,891,651
American Asset Allocation Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	747,059	$7,291,823	1,379,395	$14,971,015
Distributions reinvested	6,062,620	51,643,021	5,013,334	47,761,065
Repurchased	(2,746,419)	(26,623,642)	(1,556,690)	(17,935,073)
Net increase	4,063,260	$32,311,202	4,836,039	$44,797,007
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American Asset Allocation Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series II shares
Sold	110,359	$1,095,260	5,427	$53,201
Distributions reinvested	12,653,333	107,598,534	11,377,147	108,390,376
Repurchased	(9,650,647)	(93,587,223)	(7,612,114)	(86,060,624)
Net increase	3,113,045	$15,106,571	3,770,460	$22,382,953
Series III shares
Sold	13,406	$125,073	5,583	$63,602
Distributions reinvested	1,866,506	15,994,464	1,643,170	15,723,998
Repurchased	(1,071,813)	(10,453,267)	(910,602)	(10,413,769)
Net increase	808,099	$5,666,270	738,151	$5,373,831
Total net increase	7,984,404	$53,084,043	9,344,650	$72,553,791
American Global Growth Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	393,521	$5,904,213	452,172	$7,724,477
Distributions reinvested	544,180	6,868,077	458,325	5,954,595
Repurchased	(248,471)	(3,612,296)	(173,971)	(2,907,225)
Net increase	689,230	$9,159,994	736,526	$10,771,847
Series II shares
Sold	134,980	$2,034,528	397,486	$6,621,576
Distributions reinvested	1,267,286	15,869,111	1,323,419	17,068,768
Repurchased	(1,406,114)	(20,791,947)	(1,355,337)	(21,701,821)
Net increase (decrease)	(3,848)	$(2,888,308)	365,568	$1,988,523
Series III shares
Sold	43,020	$638,921	170,071	$2,910,890
Distributions reinvested	292,070	3,729,017	292,747	3,836,268
Repurchased	(257,222)	(3,835,967)	(189,498)	(2,968,306)
Net increase	77,868	$531,971	273,320	$3,778,852
Total net increase	763,250	$6,803,657	1,375,414	$16,539,222
American Growth Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,660,002	$25,633,315	988,244	$18,084,890
Distributions reinvested	2,834,984	37,705,288	3,822,794	53,457,256
Repurchased	(987,140)	(15,385,131)	(732,521)	(15,420,780)
Net increase	3,507,846	$47,953,472	4,078,517	$56,121,366
Series II shares
Sold	16,003	$240,851	2,146,904	$37,549,787
Distributions reinvested	6,351,662	82,889,195	10,215,811	140,676,168
Repurchased	(6,735,548)	(102,213,356)	(4,131,438)	(80,498,833)
Net increase (decrease)	(367,883)	$(19,083,310)	8,231,277	$97,727,122
Series III shares
Sold	4,386	$70,327	558,407	$9,753,084
Distributions reinvested	982,681	12,991,046	1,581,214	22,017,132
Repurchased	(1,105,258)	(17,014,838)	(446,123)	(8,600,372)
Net increase (decrease)	(118,191)	$(3,953,465)	1,693,498	$23,169,844
Total net increase	3,021,772	$24,916,697	14,003,292	$177,018,332
American Growth-Income Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	379,839	$6,002,176	233,240	$3,717,415
Distributions reinvested	2,435,474	34,400,319	1,512,361	21,408,178
Repurchased	(1,616,304)	(24,568,236)	(1,415,973)	(22,469,886)
Net increase	1,199,009	$15,834,259	329,628	$2,655,707
Series II shares
Sold	316,929	$4,890,881	374,485	$5,434,602
Distributions reinvested	3,245,548	45,445,213	2,222,016	31,264,636
Repurchased	(4,236,205)	(65,338,210)	(4,479,235)	(70,225,595)
Net decrease	(673,728)	$(15,002,116)	(1,882,734)	$(33,526,357)
148

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American Growth-Income Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series III shares
Sold	5,027	$73,994	305,536	$4,527,298
Distributions reinvested	1,419,758	20,110,673	987,463	13,969,175
Repurchased	(1,758,419)	(27,375,637)	(1,440,112)	(22,547,716)
Net decrease	(333,634)	$(7,190,970)	(147,113)	$(4,051,243)
Total net increase (decrease)	191,647	$(6,358,827)	(1,700,219)	$(34,921,893)
American International Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	813,238	$13,121,644	540,650	$9,270,595
Distributions reinvested	1,375,929	18,047,858	516,704	7,459,890
Repurchased	(833,697)	(13,163,974)	(1,075,638)	(17,874,500)
Net increase (decrease)	1,355,470	$18,005,528	(18,284)	$(1,144,015)
Series II shares
Sold	536,545	$8,571,896	810,764	$13,026,978
Distributions reinvested	2,433,592	31,836,484	1,044,961	15,046,975
Repurchased	(2,013,539)	(31,874,382)	(2,417,105)	(39,791,178)
Net increase (decrease)	956,598	$8,533,998	(561,380)	$(11,717,225)
Series III shares
Sold	61,570	$1,000,114	119,317	$1,923,843
Distributions reinvested	331,217	4,346,330	144,654	2,086,956
Repurchased	(240,975)	(3,806,796)	(236,566)	(3,841,280)
Net increase	151,812	$1,539,648	27,405	$169,519
Total net increase (decrease)	2,463,880	$28,079,174	(552,259)	$(12,691,721)
Blue Chip Growth Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	188,021	$4,256,997	210,876	$5,051,274
Distributions reinvested	—	—	3,660,072	71,261,610
Repurchased	(1,477,699)	(34,125,769)	(1,153,971)	(32,611,728)
Net increase (decrease)	(1,289,678)	$(29,868,772)	2,716,977	$43,701,156
Series II shares
Sold	153,690	$3,289,031	259,218	$6,656,870
Distributions reinvested	—	—	1,455,009	26,219,267
Repurchased	(825,019)	(17,640,352)	(759,770)	(20,888,783)
Net increase (decrease)	(671,329)	$(14,351,321)	954,457	$11,987,354
Series NAV shares
Sold	968,536	$21,463,898	3,628,463	$96,405,796
Distributions reinvested	—	—	18,092,934	353,535,936
Repurchased	(11,753,813)	(261,253,555)	(5,868,706)	(171,479,579)
Net increase (decrease)	(10,785,277)	$(239,789,657)	15,852,691	$278,462,153
Total net increase (decrease)	(12,746,284)	$(284,009,750)	19,524,125	$334,150,663
Capital Appreciation Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	656,761	$2,810,300	930,595	$3,906,446
Distributions reinvested	623,150	2,667,083	13,897,745	49,059,040
Repurchased	(6,240,845)	(26,518,844)	(4,971,590)	(25,042,794)
Net increase (decrease)	(4,960,934)	$(21,041,461)	9,856,750	$27,922,692
Series II shares
Sold	800,953	$2,459,758	881,705	$2,989,528
Distributions reinvested	326,953	1,069,138	6,551,144	17,753,601
Repurchased	(3,355,606)	(10,881,919)	(2,945,735)	(13,270,527)
Net increase (decrease)	(2,227,700)	$(7,353,023)	4,487,114	$7,472,602
149

Portfolio share transactions, continued

Capital Appreciation Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	4,122,024	$18,746,678	2,441,729	$12,497,984
Distributions reinvested	909,238	3,955,185	19,172,327	68,636,931
Repurchased	(7,137,038)	(29,828,456)	(14,153,878)	(89,845,306)
Net increase (decrease)	(2,105,776)	$(7,126,593)	7,460,178	$(8,710,391)
Total net increase (decrease)	(9,294,410)	$(35,521,077)	21,804,042	$26,684,903
Capital Appreciation Value Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	54,479	$639,149	279,297	$3,533,108
Distributions reinvested	82,144	827,190	103,135	1,078,795
Repurchased	(178,298)	(2,039,114)	(235,293)	(2,894,314)
Net increase (decrease)	(41,675)	$(572,775)	147,139	$1,717,589
Series II shares
Sold	225,090	$2,466,806	173,232	$2,162,633
Distributions reinvested	2,773,314	27,705,410	3,199,623	33,244,084
Repurchased	(2,698,063)	(30,227,286)	(2,062,895)	(25,197,069)
Net increase (decrease)	300,341	$(55,070)	1,309,960	$10,209,648
Series NAV shares
Sold	1,479,712	$16,588,701	1,059,824	$13,314,672
Distributions reinvested	2,420,291	24,275,515	2,456,435	25,596,052
Repurchased	(1,264,264)	(14,168,455)	(685,489)	(8,275,450)
Net increase	2,635,739	$26,695,761	2,830,770	$30,635,274
Total net increase	2,894,405	$26,067,916	4,287,869	$42,562,511
Disciplined Value International Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	518,166	$7,458,038	254,516	$3,473,601
Distributions reinvested	97,430	1,360,125	210,183	2,480,160
Repurchased	(762,411)	(11,061,467)	(762,617)	(10,191,450)
Net decrease	(146,815)	$(2,243,304)	(297,918)	$(4,237,689)
Series II shares
Sold	135,564	$1,881,286	393,526	$5,581,463
Distributions reinvested	51,874	723,641	121,590	1,433,545
Repurchased	(427,464)	(6,158,190)	(564,873)	(7,565,208)
Net decrease	(240,026)	$(3,553,263)	(49,757)	$(550,200)
Series NAV shares
Sold	1,585,281	$22,773,285	1,181,307	$15,958,714
Distributions reinvested	243,344	3,365,442	478,480	5,593,431
Repurchased	(2,893,357)	(40,547,829)	(3,643,558)	(50,204,862)
Net decrease	(1,064,732)	$(14,409,102)	(1,983,771)	$(28,652,717)
Total net decrease	(1,451,573)	$(20,205,669)	(2,331,446)	$(33,440,606)
Emerging Markets Value Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	173,953	$1,607,423	203,912	$2,041,468
Distributions reinvested	10,187	92,603	26,504	214,150
Repurchased	(216,233)	(2,043,701)	(232,595)	(2,292,024)
Net decrease	(32,093)	$(343,675)	(2,179)	$(36,406)
Series II shares
Sold	117,161	$1,116,016	140,038	$1,416,664
Distributions reinvested	37,932	345,183	119,736	968,664
Repurchased	(507,042)	(4,790,018)	(548,312)	(5,365,984)
Net decrease	(351,949)	$(3,328,819)	(288,538)	$(2,980,656)
150

Portfolio share transactions, continued

Emerging Markets Value Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,067,295	$10,152,146	1,417,004	$12,887,454
Distributions reinvested	319,570	2,898,495	845,050	6,819,553
Repurchased	(2,060,995)	(19,233,640)	(2,762,049)	(25,881,081)
Net decrease	(674,130)	$(6,182,999)	(499,995)	$(6,174,074)
Total net decrease	(1,058,172)	$(9,855,493)	(790,712)	$(9,191,136)
Equity Income Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	222,910	$3,073,145	373,302	$6,120,631
Distributions reinvested	1,911,044	22,779,648	2,138,259	28,609,907
Repurchased	(1,867,990)	(25,823,110)	(1,913,436)	(29,918,348)
Net increase	265,964	$29,683	598,125	$4,812,190
Series II shares
Sold	313,835	$4,214,115	512,012	$8,000,525
Distributions reinvested	976,439	11,541,509	1,109,345	14,732,101
Repurchased	(1,380,092)	(18,882,381)	(1,329,637)	(20,712,986)
Net increase (decrease)	(89,818)	$(3,126,757)	291,720	$2,019,640
Series NAV shares
Sold	3,342,268	$46,223,771	2,509,607	$38,486,654
Distributions reinvested	9,761,150	115,376,791	10,399,252	138,102,068
Repurchased	(8,562,482)	(118,498,084)	(16,778,675)	(271,625,989)
Net increase (decrease)	4,540,936	$43,102,478	(3,869,816)	$(95,037,267)
Total net increase (decrease)	4,717,082	$40,005,404	(2,979,971)	$(88,205,437)
Financial Industries Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	542,248	$5,735,445	1,084,417	$16,798,122
Distributions reinvested	481,262	4,504,609	1,778,261	19,863,174
Repurchased	(2,335,189)	(24,668,021)	(2,594,321)	(37,040,959)
Net increase (decrease)	(1,311,679)	$(14,427,967)	268,357	$(379,663)
Series II shares
Sold	96,506	$1,003,732	242,009	$3,772,389
Distributions reinvested	86,542	799,649	308,896	3,410,210
Repurchased	(316,227)	(3,332,162)	(433,474)	(6,398,034)
Net increase (decrease)	(133,179)	$(1,528,781)	117,431	$784,565
Series NAV shares
Sold	87,238	$912,232	201,880	$2,997,287
Distributions reinvested	159,343	1,483,487	511,035	5,682,706
Repurchased	(316,339)	(3,380,292)	(382,881)	(5,828,390)
Net increase (decrease)	(69,758)	$(984,573)	330,034	$2,851,603
Total net increase (decrease)	(1,514,616)	$(16,941,321)	715,822	$3,256,505
Fundamental All Cap Core Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	443,507	$12,460,881	270,135	$8,279,141
Distributions reinvested	524,265	12,650,526	365,644	9,232,515
Repurchased	(786,252)	(22,126,349)	(969,300)	(30,118,608)
Net increase (decrease)	181,520	$2,985,058	(333,521)	$(12,606,952)
Series II shares
Sold	47,593	$1,324,757	109,970	$3,152,631
Distributions reinvested	239,332	5,746,353	168,557	4,237,517
Repurchased	(278,284)	(7,825,440)	(306,016)	(9,426,443)
Net increase (decrease)	8,641	$(754,330)	(27,489)	$(2,036,295)
151

Portfolio share transactions, continued

Fundamental All Cap Core Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	150,489	$4,169,253	71,059	$1,965,309
Distributions reinvested	10,311,884	250,991,267	7,170,424	182,415,585
Repurchased	(5,553,534)	(157,577,439)	(5,342,624)	(165,588,376)
Net increase	4,908,839	$97,583,081	1,898,859	$18,792,518
Total net increase	5,099,000	$99,813,809	1,537,849	$4,149,271
Fundamental Large Cap Value Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	346,141	$8,402,017	484,457	$12,901,599
Distributions reinvested	1,626,988	35,679,840	2,765,338	59,869,578
Repurchased	(2,420,990)	(59,337,341)	(1,906,564)	(48,965,339)
Net increase (decrease)	(447,861)	$(15,255,484)	1,343,231	$23,805,838
Series II shares
Sold	17,848	$441,606	92,473	$2,345,895
Distributions reinvested	537,094	11,902,011	953,757	20,858,656
Repurchased	(959,422)	(23,748,933)	(848,830)	(22,155,525)
Net increase (decrease)	(404,480)	$(11,405,316)	197,400	$1,049,026
Series NAV shares
Sold	447,878	$11,084,853	992,762	$25,399,158
Distributions reinvested	671,200	14,726,125	1,054,231	22,834,638
Repurchased	(1,379,368)	(33,588,717)	(506,899)	(12,991,496)
Net increase (decrease)	(260,290)	$(7,777,739)	1,540,094	$35,242,300
Total net increase (decrease)	(1,112,631)	$(34,438,539)	3,080,725	$60,097,164
Global Equity Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	68,455	$1,462,758	242,517	$4,839,149
Distributions reinvested	455,933	9,191,603	1,097,880	20,793,841
Repurchased	(1,334,894)	(28,221,665)	(1,399,742)	(29,896,868)
Net decrease	(810,506)	$(17,567,304)	(59,345)	$(4,263,878)
Series II shares
Sold	9,077	$195,357	7,020	$146,361
Distributions reinvested	42,536	851,150	105,594	1,986,235
Repurchased	(142,786)	(3,001,613)	(207,796)	(4,561,661)
Net decrease	(91,173)	$(1,955,106)	(95,182)	$(2,429,065)
Series NAV shares
Sold	68,208	$1,450,600	152,212	$3,148,571
Distributions reinvested	99,913	2,012,247	204,986	3,880,386
Repurchased	(138,147)	(2,925,773)	(205,282)	(4,648,171)
Net increase	29,974	$537,074	151,916	$2,380,786
Total net decrease	(871,705)	$(18,985,336)	(2,611)	$(4,312,157)
Health Sciences Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	66,207	$1,581,678	154,692	$4,126,842
Distributions reinvested	143,384	3,023,973	343,309	7,902,983
Repurchased	(444,226)	(10,427,312)	(347,337)	(9,018,924)
Net increase (decrease)	(234,635)	$(5,821,661)	150,664	$3,010,901
Series II shares
Sold	51,065	$1,047,850	127,268	$2,927,729
Distributions reinvested	167,026	3,029,860	381,868	7,645,003
Repurchased	(428,565)	(8,717,221)	(500,355)	(11,374,107)
Net increase (decrease)	(210,474)	$(4,639,511)	8,781	$(801,375)
152

Portfolio share transactions, continued

Health Sciences Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	209,940	$5,032,247	347,866	$9,606,723
Distributions reinvested	357,967	7,760,721	777,648	18,360,269
Repurchased	(571,679)	(13,576,597)	(439,580)	(11,744,542)
Net increase (decrease)	(3,772)	$(783,629)	685,934	$16,222,450
Total net increase (decrease)	(448,881)	$(11,244,801)	845,379	$18,431,976
International Equity Index Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,402,854	$24,890,070	856,184	$14,889,089
Distributions reinvested	469,454	7,614,539	695,894	10,194,850
Repurchased	(2,161,570)	(37,699,226)	(1,843,574)	(32,227,631)
Net decrease	(289,262)	$(5,194,617)	(291,496)	$(7,143,692)
Series II shares
Sold	112,404	$2,000,146	94,307	$1,636,255
Distributions reinvested	24,945	405,616	39,723	583,130
Repurchased	(153,068)	(2,676,257)	(228,168)	(3,980,157)
Net decrease	(15,719)	$(270,495)	(94,138)	$(1,760,772)
Series NAV shares
Sold	2,838,581	$47,561,282	4,925,098	$94,006,076
Distributions reinvested	730,436	11,840,364	1,114,218	16,312,146
Repurchased	(2,726,990)	(47,837,394)	(3,797,835)	(68,674,931)
Net increase	842,027	$11,564,252	2,241,481	$41,643,291
Total net increase	537,046	$6,099,140	1,855,847	$32,738,827
International Small Company Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	124,654	$1,498,101	48,100	$578,298
Distributions reinvested	70,237	769,798	186,615	1,961,324
Repurchased	(330,569)	(4,079,473)	(236,271)	(3,039,410)
Net decrease	(135,678)	$(1,811,574)	(1,556)	$(499,788)
Series II shares
Sold	65,714	$801,052	59,142	$749,592
Distributions reinvested	44,317	485,267	106,684	1,120,179
Repurchased	(94,029)	(1,147,311)	(128,833)	(1,777,767)
Net increase	16,002	$139,008	36,993	$92,004
Series NAV shares
Sold	510,807	$6,271,632	1,078,935	$14,355,495
Distributions reinvested	271,799	2,978,923	740,408	7,781,693
Repurchased	(653,396)	(8,024,267)	(1,494,698)	(18,366,096)
Net increase	129,210	$1,226,288	324,645	$3,771,092
Total net increase (decrease)	9,534	$(446,278)	360,082	$3,363,308
Lifestyle Balanced Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	427,148	$5,672,568	108,574	$1,571,824
Distributions reinvested	345,366	4,080,070	299,180	3,723,778
Repurchased	(361,583)	(4,695,033)	(335,774)	(4,911,394)
Net increase	410,931	$5,057,605	71,980	$384,208
Series II shares
Sold	2,371,511	$31,263,388	1,800,403	$26,420,348
Distributions reinvested	6,881,558	81,294,696	6,684,532	83,290,674
Repurchased	(6,404,066)	(83,778,988)	(9,692,478)	(143,162,085)
Net increase (decrease)	2,849,003	$28,779,096	(1,207,543)	$(33,451,063)
153

Portfolio share transactions, continued

Lifestyle Balanced Portfolio, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	750,790	$9,919,263	677,295	$9,455,184
Distributions reinvested	1,407,760	16,626,546	1,251,214	15,561,223
Repurchased	(698,859)	(9,180,440)	(629,540)	(9,242,763)
Net increase	1,459,691	$17,365,369	1,298,969	$15,773,644
Total net increase (decrease)	4,719,625	$51,202,070	163,406	$(17,293,211)
Lifestyle Conservative Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	48,800	$551,070	260,082	$3,295,265
Distributions reinvested	86,326	924,592	111,281	1,219,199
Repurchased	(209,812)	(2,379,330)	(384,165)	(4,870,792)
Net decrease	(74,686)	$(903,668)	(12,802)	$(356,328)
Series II shares
Sold	1,056,146	$11,985,548	1,089,568	$13,657,491
Distributions reinvested	923,142	9,877,048	1,098,945	12,042,860
Repurchased	(1,965,849)	(22,202,014)	(3,306,046)	(41,594,576)
Net increase (decrease)	13,439	$(339,418)	(1,117,533)	$(15,894,225)
Series NAV shares
Sold	43,414	$493,603	178,734	$2,192,673
Distributions reinvested	44,194	473,285	56,611	619,523
Repurchased	(170,503)	(1,955,193)	(88,198)	(1,128,710)
Net increase (decrease)	(82,895)	$(988,305)	147,147	$1,683,486
Total net decrease	(144,142)	$(2,231,391)	(983,188)	$(14,567,067)
Lifestyle Growth Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	67,095	$906,540	252,271	$4,014,886
Distributions reinvested	2,328,910	28,035,209	2,322,150	30,241,595
Repurchased	(1,863,597)	(25,539,690)	(1,427,281)	(22,822,787)
Net increase	532,408	$3,402,059	1,147,140	$11,433,694
Series II shares
Sold	631,944	$8,742,560	2,025,551	$33,484,927
Distributions reinvested	49,576,651	596,187,700	49,729,037	647,255,878
Repurchased	(34,508,225)	(476,016,211)	(34,683,661)	(554,506,480)
Net increase	15,700,370	$128,914,049	17,070,927	$126,234,325
Series NAV shares
Sold	1,278,761	$17,898,527	1,145,829	$18,345,669
Distributions reinvested	6,575,055	79,192,942	5,897,578	76,795,903
Repurchased	(1,447,983)	(19,709,002)	(1,028,009)	(16,734,773)
Net increase	6,405,833	$77,382,467	6,015,398	$78,406,799
Total net increase	22,638,611	$209,698,575	24,233,465	$216,074,818
Lifestyle Moderate Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	25,570	$305,812	51,600	$723,171
Distributions reinvested	108,397	1,227,642	113,432	1,347,535
Repurchased	(130,993)	(1,631,834)	(148,330)	(2,118,575)
Net increase (decrease)	2,974	$(98,380)	16,702	$(47,869)
Series II shares
Sold	990,415	$12,333,991	1,049,266	$14,651,039
Distributions reinvested	1,962,043	22,217,552	1,990,938	23,679,443
Repurchased	(2,448,417)	(30,395,249)	(3,407,519)	(47,458,410)
Net increase (decrease)	504,041	$4,156,294	(367,315)	$(9,127,928)
154

Portfolio share transactions, continued

Lifestyle Moderate Portfolio, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	324,982	$4,030,530	388,360	$5,341,648
Distributions reinvested	387,623	4,391,952	346,202	4,112,909
Repurchased	(184,386)	(2,295,962)	(314,835)	(4,392,892)
Net increase	528,219	$6,126,520	419,727	$5,061,665
Total net increase (decrease)	1,035,234	$10,184,434	69,114	$(4,114,132)
Mid Cap Growth Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	348,060	$2,718,246	474,958	$5,996,906
Distributions reinvested	—	—	7,921,332	55,924,606
Repurchased	(2,349,214)	(18,458,069)	(1,615,434)	(20,019,596)
Net increase (decrease)	(2,001,154)	$(15,739,823)	6,780,856	$41,901,916
Series II shares
Sold	110,858	$680,536	201,275	$1,949,666
Distributions reinvested	—	—	5,358,939	29,634,931
Repurchased	(1,429,443)	(8,740,126)	(978,547)	(11,343,695)
Net increase (decrease)	(1,318,585)	$(8,059,590)	4,581,667	$20,240,902
Series NAV shares
Sold	1,120,317	$9,143,195	4,267,005	$55,621,997
Distributions reinvested	—	—	21,390,138	158,500,923
Repurchased	(5,048,132)	(42,697,098)	(6,680,194)	(96,826,022)
Net increase (decrease)	(3,927,815)	$(33,553,903)	18,976,949	$117,296,898
Total net increase (decrease)	(7,247,554)	$(57,353,316)	30,339,472	$179,439,716
Mid Cap Index Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	856,288	$16,291,184	483,842	$10,427,675
Distributions reinvested	3,104,577	51,970,627	7,612,684	134,972,895
Repurchased	(5,530,984)	(103,954,510)	(5,114,569)	(108,063,655)
Net increase (decrease)	(1,570,119)	$(35,692,699)	2,981,957	$37,336,915
Series II shares
Sold	18,774	$339,613	9,031	$208,383
Distributions reinvested	194,067	3,223,448	497,835	8,761,887
Repurchased	(402,226)	(7,512,885)	(421,611)	(9,018,764)
Net increase (decrease)	(189,385)	$(3,949,824)	85,255	$(48,494)
Series NAV shares
Sold	878,302	$16,578,473	581,559	$12,558,395
Distributions reinvested	934,928	15,650,697	2,071,983	36,736,251
Repurchased	(856,626)	(16,132,640)	(1,607,197)	(34,747,358)
Net increase	956,604	$16,096,530	1,046,345	$14,547,288
Total net increase (decrease)	(802,900)	$(23,545,993)	4,113,557	$51,835,709
Mid Value Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,140,518	$11,771,508	1,887,361	$21,863,151
Distributions reinvested	3,960,795	33,112,245	2,939,583	27,955,439
Repurchased	(3,599,669)	(36,632,191)	(2,676,534)	(30,236,736)
Net increase	1,501,644	$8,251,562	2,150,410	$19,581,854
Series II shares
Sold	130,926	$1,399,016	402,906	$4,512,144
Distributions reinvested	892,946	7,482,890	665,152	6,338,897
Repurchased	(689,107)	(7,100,098)	(656,453)	(7,347,098)
Net increase	334,765	$1,781,808	411,605	$3,503,943
155

Portfolio share transactions, continued

Mid Value Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,830,807	$18,399,020	1,237,635	$13,789,529
Distributions reinvested	5,849,892	48,378,604	4,012,010	37,793,133
Repurchased	(3,836,340)	(38,746,906)	(5,971,524)	(70,395,258)
Net increase (decrease)	3,844,359	$28,030,718	(721,879)	$(18,812,596)
Total net increase	5,680,768	$38,064,088	1,840,136	$4,273,201
Real Estate Securities Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	44,981	$796,552	60,531	$1,288,229
Distributions reinvested	124,590	1,977,238	332,206	5,670,752
Repurchased	(351,310)	(6,295,006)	(344,283)	(7,713,498)
Net increase (decrease)	(181,739)	$(3,521,216)	48,454	$(754,517)
Series II shares
Sold	24,666	$433,735	115,979	$2,672,394
Distributions reinvested	59,323	940,863	175,598	2,995,698
Repurchased	(325,418)	(5,739,071)	(307,431)	(7,256,992)
Net decrease	(241,429)	$(4,364,473)	(15,854)	$(1,588,900)
Series NAV shares
Sold	359,604	$6,470,225	1,022,353	$23,449,641
Distributions reinvested	518,977	8,163,515	1,408,695	23,849,206
Repurchased	(1,337,630)	(23,508,795)	(1,764,430)	(38,435,032)
Net increase (decrease)	(459,049)	$(8,875,055)	666,618	$8,863,815
Total net increase (decrease)	(882,217)	$(16,760,744)	699,218	$6,520,398
Science & Technology Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,704,541	$58,897,573	993,874	$20,805,507
Distributions reinvested	—	—	20,968,397	240,507,519
Repurchased	(4,485,057)	(69,121,975)	(4,152,187)	(96,928,182)
Net increase (decrease)	(780,516)	$(10,224,402)	17,810,084	$164,384,844
Series II shares
Sold	530,188	$6,816,604	129,298	$2,351,858
Distributions reinvested	—	—	2,493,306	23,611,608
Repurchased	(914,145)	(11,408,467)	(505,560)	(12,070,969)
Net increase (decrease)	(383,957)	$(4,591,863)	2,117,044	$13,892,497
Series NAV shares
Sold	874,863	$14,243,467	602,365	$13,828,818
Distributions reinvested	—	—	4,262,348	50,977,686
Repurchased	(997,370)	(16,197,476)	(445,063)	(11,404,961)
Net increase (decrease)	(122,507)	$(1,954,009)	4,419,650	$53,401,543
Total net increase (decrease)	(1,286,980)	$(16,770,274)	24,346,778	$231,678,884
Small Cap Index Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,492,086	$18,255,943	1,159,810	$16,343,787
Distributions reinvested	848,612	9,173,494	4,627,769	54,468,844
Repurchased	(3,756,818)	(45,191,478)	(2,942,082)	(41,440,097)
Net increase (decrease)	(1,416,120)	$(17,762,041)	2,845,497	$29,372,534
Series II shares
Sold	66,147	$798,814	54,871	$770,472
Distributions reinvested	59,400	636,763	360,990	4,212,751
Repurchased	(305,694)	(3,744,069)	(276,623)	(3,879,308)
Net increase (decrease)	(180,147)	$(2,308,492)	139,238	$1,103,915
156

Portfolio share transactions, continued

Small Cap Index Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	936,079	$11,341,149	780,666	$10,923,779
Distributions reinvested	324,145	3,510,487	1,666,296	19,645,629
Repurchased	(925,688)	(11,115,217)	(1,429,921)	(20,593,422)
Net increase	334,536	$3,736,419	1,017,041	$9,975,986
Total net increase (decrease)	(1,261,731)	$(16,334,114)	4,001,776	$40,452,435
Small Cap Opportunities Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	26,763	$725,820	97,570	$2,894,788
Distributions reinvested	313,282	7,164,756	456,445	11,570,880
Repurchased	(278,546)	(7,380,334)	(336,282)	(10,039,296)
Net increase	61,499	$510,242	217,733	$4,426,372
Series II shares
Sold	29,788	$764,732	53,084	$1,442,610
Distributions reinvested	113,490	2,513,812	171,107	4,214,354
Repurchased	(174,644)	(4,491,622)	(161,975)	(4,670,639)
Net increase (decrease)	(31,366)	$(1,213,078)	62,216	$986,325
Series NAV shares
Sold	287,132	$7,378,481	506,103	$15,060,834
Distributions reinvested	205,888	4,659,251	265,844	6,675,349
Repurchased	(124,039)	(3,404,243)	(99,461)	(2,956,342)
Net increase	368,981	$8,633,489	672,486	$18,779,841
Total net increase	399,114	$7,930,653	952,435	$24,192,538
Small Cap Stock Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	936,041	$4,939,578	663,768	$4,907,556
Distributions reinvested	—	—	4,028,836	20,748,505
Repurchased	(1,933,678)	(10,184,101)	(1,921,384)	(14,463,192)
Net increase (decrease)	(997,637)	$(5,244,523)	2,771,220	$11,192,869
Series II shares
Sold	113,090	$515,208	133,372	$806,059
Distributions reinvested	—	—	1,656,321	7,254,687
Repurchased	(923,044)	(4,107,981)	(732,148)	(4,485,859)
Net increase (decrease)	(809,954)	$(3,592,773)	1,057,545	$3,574,887
Series NAV shares
Sold	1,107,849	$5,935,254	432,031	$3,094,082
Distributions reinvested	—	—	8,767,136	46,816,507
Repurchased	(1,788,511)	(9,792,728)	(2,734,715)	(22,400,144)
Net increase (decrease)	(680,662)	$(3,857,474)	6,464,452	$27,510,445
Total net increase (decrease)	(2,488,253)	$(12,694,770)	10,293,217	$42,278,201
Small Cap Value Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	222,402	$3,032,359	392,402	$6,508,219
Distributions reinvested	1,004,575	11,572,708	1,901,625	25,481,781
Repurchased	(1,977,999)	(27,183,198)	(1,862,551)	(30,296,336)
Net increase (decrease)	(751,022)	$(12,578,131)	431,476	$1,693,664
Series II shares
Sold	47,896	$655,644	161,451	$2,668,108
Distributions reinvested	151,753	1,729,984	281,524	3,738,639
Repurchased	(312,529)	(4,177,398)	(353,463)	(5,821,939)
Net increase (decrease)	(112,880)	$(1,791,770)	89,512	$584,808
157

Portfolio share transactions, continued

Small Cap Value Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,358,614	$32,122,757	1,229,398	$18,152,101
Distributions reinvested	2,383,179	27,287,401	3,535,566	47,129,095
Repurchased	(2,402,023)	(32,873,141)	(3,486,794)	(59,032,856)
Net increase	2,339,770	$26,537,017	1,278,170	$6,248,340
Total net increase	1,475,868	$12,167,116	1,799,158	$8,526,812
Small Company Value Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	81,795	$732,018	181,155	$1,870,291
Distributions reinvested	390,950	2,998,586	689,328	6,135,017
Repurchased	(670,020)	(6,015,008)	(590,227)	(6,301,641)
Net increase (decrease)	(197,275)	$(2,284,404)	280,256	$1,703,667
Series II shares
Sold	33,395	$276,789	75,857	$774,177
Distributions reinvested	321,146	2,305,826	588,506	4,931,682
Repurchased	(508,668)	(4,202,231)	(541,981)	(5,392,907)
Net increase (decrease)	(154,127)	$(1,619,616)	122,382	$312,952
Series NAV shares
Sold	325,332	$2,834,879	404,303	$4,304,911
Distributions reinvested	505,812	3,849,226	897,310	7,932,221
Repurchased	(1,013,549)	(8,846,904)	(482,487)	(5,059,230)
Net increase (decrease)	(182,405)	$(2,162,799)	819,126	$7,177,902
Total net increase (decrease)	(533,807)	$(6,066,819)	1,221,764	$9,194,521
Strategic Equity Allocation Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	163,028	$2,562,077	5,734,507	$103,462,422
Distributions reinvested	33,605,185	504,749,872	90,277,463	1,325,273,153
Repurchased	(65,636,006)	(1,092,023,300)	(52,290,796)	(985,501,439)
Net increase (decrease)	(31,867,793)	$(584,711,351)	43,721,174	$443,234,136
Total net increase (decrease)	(31,867,793)	$(584,711,351)	43,721,174	$443,234,136
Total Stock Market Index Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,061,444	$24,714,325	743,513	$18,741,014
Distributions reinvested	1,463,136	31,296,480	3,349,185	70,332,892
Repurchased	(2,856,211)	(65,567,759)	(3,259,410)	(82,750,719)
Net increase (decrease)	(331,631)	$(9,556,954)	833,288	$6,323,187
Series II shares
Sold	134,883	$3,032,791	16,813	$403,035
Distributions reinvested	129,277	2,748,424	286,785	5,990,945
Repurchased	(253,738)	(5,860,384)	(163,141)	(4,101,240)
Net increase (decrease)	10,422	$(79,169)	140,457	$2,292,740
Series NAV shares
Sold	744,594	$17,140,275	306,224	$7,714,852
Distributions reinvested	722,316	15,450,346	1,436,334	30,163,023
Repurchased	(432,230)	(9,982,111)	(801,651)	(21,087,189)
Net increase	1,034,680	$22,608,510	940,907	$16,790,686
Total net increase	713,471	$12,972,387	1,914,652	$25,406,613
Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Emerging Markets Value Trust, Financial Industries Trust, Fundamental All Cap Core Trust and International Small Company Trust, where affiliates owned 99.40%, 80.96%, 99.53% and 76.47% of Series II, respectively, and Emerging Markets Value Trust and International Equity Index Trust, where affiliates owned 59.19% and 99.96% of Series NAV, respectively, on December 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
158

7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2023:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
500 Index Trust	—	$469,612,716	—	$143,835,673
American Asset Allocation Trust	—	71,438,515	—	130,819,403
American Global Growth Trust	—	21,793,725	—	26,630,143
American Growth Trust	—	62,917,003	—	125,506,987
American Growth-Income Trust	—	64,856,236	—	118,093,425
American International Trust	—	23,527,183	—	46,731,000
Blue Chip Growth Trust	—	178,740,657	—	471,162,007
Capital Appreciation Trust	—	168,573,063	—	210,739,222
Capital Appreciation Value Trust	$85,652,537	231,130,216	$72,561,945	257,073,055
Disciplined Value International Trust	—	221,439,948	—	234,874,301
Emerging Markets Value Trust	—	24,697,525	—	31,286,189
Equity Income Trust	—	243,583,246	—	318,152,511
Financial Industries Trust	—	79,613,576	—	100,557,600
Fundamental All Cap Core Trust	—	338,475,807	—	478,667,879
Fundamental Large Cap Value Trust	—	93,238,399	—	196,493,799
Global Equity Trust	—	106,656,641	—	137,671,910
Health Sciences Trust	—	111,992,809	—	137,920,971
International Equity Index Trust	—	31,998,751	—	36,132,594
International Small Company Trust	—	11,331,940	—	14,238,317
Lifestyle Balanced Portfolio	—	86,105,274	—	90,799,103
Lifestyle Conservative Portfolio	—	18,429,280	—	25,951,401
Lifestyle Growth Portfolio	—	307,915,079	—	514,230,326
Lifestyle Moderate Portfolio	—	26,542,517	—	31,603,171
Mid Cap Growth Trust	—	592,071,278	—	651,882,201
Mid Cap Index Trust	—	209,602,402	—	290,497,612
Mid Value Trust	—	261,534,267	—	298,854,299
Real Estate Securities Trust	—	299,500,927	—	315,083,106
Science & Technology Trust	—	1,621,302,411	—	1,623,657,549
Small Cap Index Trust	—	54,584,981	—	74,876,684
Small Cap Opportunities Trust	—	28,028,728	—	33,694,123
Small Cap Stock Trust	—	105,979,101	—	118,354,367
Small Cap Value Trust	—	203,175,545	—	219,873,587
Small Company Value Trust	—	34,503,706	—	48,486,153
Strategic Equity Allocation Trust	—	277,927,441	—	1,308,972,167
Total Stock Market Index Trust	—	16,948,734	—	59,442,018
8.  Industry or sector risk
The portfolios may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a portfolio's assets are economically tied to a single or small number of industries or sectors of the economy, the portfolio will be less diversified than a more broadly diversified portfolio, and it may cause the portfolio to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the portfolio’s NAV more volatile. Further, a portfolio that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
9.  Investment in affiliated underlying funds
The Lifestyle Portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The Lifestyle Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each affiliated underlying funds’ net assets. At December 31, 2023, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Fund	Percentage of underlying fund net assets
Lifestyle Balanced Portfolio	Select Bond Trust	8.0%
	Strategic Equity Allocation Trust	6.7%
Lifestyle Growth Portfolio	Strategic Equity Allocation Trust	50.5%
	Select Bond Trust	25.1%
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
159

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
500 Index Trust
John Hancock Collateral Trust*	22,822,570	$221,283,201	$867,007,054	$(860,238,033)	$235,778	$(57,738)	$15,044,553	—	$228,230,262
Blue Chip Growth Trust
John Hancock Collateral Trust*	511,277	$1,169,436	$39,384,476	$(35,440,506)	$(4)	$(530)	$15,765	—	$5,112,872
Capital Appreciation Trust
John Hancock Collateral Trust*	484,578	$2,849,917	$21,377,398	$(19,383,470)	$900	$1,131	$6,353	—	$4,845,876
Capital Appreciation Value Trust
John Hancock Collateral Trust*	367,750	—	$15,466,300	$(11,789,015)	$170	$123	$9,930	—	$3,677,578
Disciplined Value International Trust
John Hancock Collateral Trust*	610,919	—	$81,736,492	$(75,627,685)	$873	$(371)	$53,066	—	$6,109,309
Emerging Markets Value Trust
John Hancock Collateral Trust*	113,933	—	$12,667,624	$(11,528,160)	$(46)	$(63)	$11,840	—	$1,139,355
Equity Income Trust
John Hancock Collateral Trust*	221,003	$56,404,547	$165,375,254	$(219,574,126)	$3,787	$611	$64,876	—	$2,210,073
Financial Industries Trust
John Hancock Collateral Trust*	297,609	$5,681,050	$60,273,664	$(62,980,797)	$2,411	$(173)	$101,594	—	$2,976,155
Fundamental All Cap Core Trust
John Hancock Collateral Trust	2,725,795	$45,794,358	$252,515,526	$(271,057,813)	$8,729	$(2,301)	$928,174	—	$27,258,499
Fundamental Large Cap Value Trust
John Hancock Collateral Trust	2,039,163	$6,104,753	$115,085,443	$(100,802,172)	$6,460	$(2,446)	$918,488	—	$20,392,038
International Equity Index Trust
John Hancock Collateral Trust*	182,768	$142,499	$78,828,214	$(77,143,356)	$339	$21	$66,029	—	$1,827,717
International Small Company Trust
John Hancock Collateral Trust*	425,702	—	$11,963,763	$(7,707,331)	$423	$254	$46,589	—	$4,257,109
Lifestyle Balanced Portfolio
John Hancock Collateral Trust	1	—	$36,284	$(36,268)	$(1)	—	$21	—	$15
Select Bond	40,931,273	$447,978,362	47,896,967	(27,653,575)	(5,373,364)	$17,684,753	15,112,248	—	480,533,143
Strategic Equity Allocation	28,391,724	450,984,436	38,208,308	(63,145,529)	(1,819,897)	60,987,237	7,109,753	$26,484,268	485,214,555
					$(7,193,262)	$78,671,990	$22,222,022	$26,484,268	$965,747,713
Lifestyle Conservative Portfolio
John Hancock Collateral Trust	8,168	$21,217	$96,891	$(36,443)	$4	$17	$2,738	—	$81,686
Select Bond	11,285,964	132,228,407	11,440,069	(14,671,105)	(2,264,337)	5,764,181	4,202,334	—	132,497,215
Strategic Equity Allocation	1,942,690	33,107,732	6,989,212	(11,280,296)	(2,248,275)	6,632,202	493,575	$1,838,598	33,200,575
					$(4,512,608)	$12,396,400	$4,698,647	$1,838,598	$165,779,476
Lifestyle Growth Portfolio
John Hancock Collateral Trust	8	—	$1,613,790	$(1,613,722)	$9	—	$750	—	$77
Select Bond	128,572,138	$1,439,741,831	53,943,668	(24,266,022)	(5,000,978)	$45,018,406	47,612,254	—	1,509,436,905
Strategic Equity Allocation	213,181,216	3,432,899,552	253,971,412	(489,964,304)	(6,137,636)	452,076,708	53,749,859	$200,221,553	3,642,845,732
					$(11,138,605)	$497,095,114	$101,362,863	$200,221,553	$5,152,282,714
Lifestyle Moderate Portfolio
John Hancock Collateral Trust	5,775	$15,630	$96,078	$(53,967)	$7	$7	$1,972	—	$57,755
160

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Select Bond	14,720,625	$164,008,718	$16,041,700	$(11,683,484)	$(2,133,850)	$6,587,060	$5,387,232	—	$172,820,144
Strategic Equity Allocation	6,768,636	110,661,403	10,500,817	(19,919,686)	(970,158)	15,403,619	1,699,487	$6,330,696	115,675,995
					$(3,104,001)	$21,990,686	$7,088,691	$6,330,696	$288,553,894
Mid Cap Growth Trust
John Hancock Collateral Trust*	2,651,060	$15,839,582	$257,065,813	$(246,401,824)	$8,004	$(440)	$136,519	—	$26,511,135
Mid Cap Index Trust
John Hancock Collateral Trust*	4,590,151	$37,907,021	$383,035,650	$(375,053,207)	$16,206	$(3,238)	$1,635,671	—	$45,902,432
Mid Value Trust
John Hancock Collateral Trust*	25,463	$13,043,847	$132,010,225	$(144,798,193)	$(429)	$(819)	$61,627	—	$254,631
Real Estate Securities Trust
John Hancock Collateral Trust*	—	—	$15,109,656	$(15,109,991)	$335	—	$2,959	—	—
Science & Technology Trust
John Hancock Collateral Trust*	1,056,820	$2,946,108	$87,475,623	$(79,854,825)	$2,074	$(565)	$78,226	—	$10,568,415
Small Cap Index Trust
John Hancock Collateral Trust*	3,207,052	$24,839,413	$119,968,488	$(112,747,104)	$11,414	$(1,049)	$1,508,369	—	$32,071,162
Small Cap Opportunities Trust
John Hancock Collateral Trust*	—	$914,649	$7,799,001	$(8,713,565)	$129	$(214)	$4,325	—	—
Small Cap Stock Trust
John Hancock Collateral Trust*	342,163	$6,298,427	$115,595,161	$(118,472,961)	$1,381	$(312)	$37,579	—	$3,421,696
Small Cap Value Trust
John Hancock Collateral Trust*	604,751	$6,088,199	$51,603,201	$(51,642,444)	$(1,308)	$(12)	$12,573	—	$6,047,636
Small Company Value Trust
John Hancock Collateral Trust*	71,943	$846,797	$31,728,655	$(31,857,128)	$1,180	$(61)	$64,097	—	$719,443
Strategic Equity Allocation Trust
John Hancock Collateral Trust*	28,873,045	$234,391,847	$1,569,245,981	$(1,515,003,723)	$117,969	$(15,854)	$11,954,488	—	$288,736,220
Total Stock Market Index Trust
John Hancock Collateral Trust*	4,116,085	$25,260,797	$138,772,045	$(122,880,646)	$4,160	$5,315	$1,128,005	—	$41,161,671
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
10.  Investment in affiliates of advisor
Information regarding the portfolios’ fiscal year to date purchases and sales of affiliated investments of the advisor as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Equity Index Trust
Manulife Financial Corp.	62,100	$1,212,851	—	$(108,775)	$(10,463)	$278,628	$69,466	—	$1,372,241
11.  Investment by affiliated funds
Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios' net assets. At December 31, 2023, affiliated concentration (as a percentage of the portfolios' net assets) is as follows:
161

Investment by affiliated funds, continued

Portfolio	Affiliated Concentration
Blue Chip Growth Trust	23.0%
Equity Income Trust	42.3%
Mid Cap Growth Trust	23.6%
Mid Value Trust	30.5%
Small Cap Value Trust	29.3%
Strategic Equity Allocation Trust	100.0%
12.  Restricted securities
The portfolios may hold restricted securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2023:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Mid Cap Growth Trust
Essence Group Holdings Corp.	5-1-14	$2,731,549	1,663,188	—	—	1,663,188	0.4%	$2,245,304
Lookout, Inc., Series F	7-31-14	2,338,736	211,003	—	—	211,003	0.3%	1,964,438
								$4,209,742
13.  LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund's performance.
14.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
15.  Other matters
The Jones Group
Strategic Equity Allocation Trust, Small Cap Index Trust, Small Cap Opportunities Trust, and other affiliates have been named as defendants in a lawsuit related to The Jones Group, a fashion company. It is alleged that in 2014, The Jones Group consummated a series of transactions that rendered it insolvent, increased debt, significantly decreased its assets, and distributed more than $1 billion to its shareholders, all to the detriment of the company and its creditors. Equivalent lawsuits have been filed in California, New Jersey, Texas, Illinois and Florida. The total amounts at issue for Strategic Equity Allocation Trust, Small Cap Index Trust, and Small Cap Opportunities Trust are approximately $375,000, $320,000, and $191,000, respectively.
On March 30, 2020, the plaintiffs filed a Motion for Transfer of Actions to the District of Massachusetts. The plaintiffs were seeking to consolidate 13 actions in 6 different federal districts against 188 defendants in a Multidistrict Panel in Massachusetts. $550 million is being sought from these 188 defendants. On April 27, 2020, the shareholder defendants filed their response to plaintiffs’ Motion to Transfer. On June 2, 2020, the United States Judicial Panel on Multidistrict Litigation issued a Transfer Order sending all the cases to the Southern District of New York. Accordingly, the litigation will be governed by Second Circuit precedent.
162

Other matters, continued

On June 12, 2020, a Scheduling Order was issued. On June 29, 2020, a global Motion to Dismiss Under the Safe Harbor of Section 546(e) of the Bankruptcy Code was filed by the defendants. On August 27, 2020, the Motion to Dismiss was granted. Following the dismissal, appeals were filed by the plaintiffs and are pending.
On November 27, 2023, the United States Court of Appeals for the Second Circuit affirmed the dismissal of all claims against the former Jones Group public shareholders.
At this time, the portfolios cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolios or if the portfolios enter into a settlement agreement with the plaintiffs, depending upon the circumstances, the payment of such judgement or settlement could have an adverse effect on the portfolios’ net asset value.
163

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth - Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth - Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust (thirty-five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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John Hancock Variable Insurance Trust
Trustees and officers Information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	182
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[3] Born: 1944	2012	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	182
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	180
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Steven R. Pruchansky, Born: 1944	2012	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

165

John Hancock Variable Insurance Trust
Trustees and officers Information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions);  CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2012
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

166

John Hancock Variable Insurance Trust
Trustees and officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

167

John Hancock Variable Insurance Trust
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE All of each fund's holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. Each fund’s Form N-PORT filings are available on the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.
168

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444
More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
π Member of the Audit Committee as of September 26, 2023.
†   Non-Independent Trustee
*   Member of the Audit Committee
#  Effective June 29, 2023.
Investment advisor
John Hancock Variable Trust Advisers LLC
Principal distributor
John Hancock Distributors, LLC
JHT0SA	12/31
2/24
1115015:1223

JOHN HANCOCK
Variable Insurance Trust
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Bond Trusts
Annual report
December 31, 2023

John Hancock Variable Insurance Trust
Annual report — Table of contents

Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
Active Bond Trust	4	17
Core Bond Trust	5	19
High Yield Trust	6	20
Investment Quality Bond Trust	7	23
Money Market Trust	8	27
Opportunistic Fixed Income Trust	9	28
Portfolio	Manager’s commentary and fund performance	Summary Portfolio of investments
Select Bond Trust	10	37
Short Term Government Income Trust	11	39
Strategic Income Opportunities Trust	12	41
Total Bond Market Trust	13	46
Ultra Short Term Bond Trust	14	48

2

John Hancock Variable Insurance Trust
Manager's commentary and portfolio performance

Trust performance
In the following pages, we have set forth information regarding the performance of each fixed-income portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are also compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.
Portfolio managers’ commentary
Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2023. The views expressed are those of the portfolio managers as of December 31, 2023, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Please note that the holdings discussed in each portfolio manager's commentary may not have been held by a portfolio for the entire period. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Bloomberg is a registered trademark of Bloomberg LP. None of the portfolios are sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.
3

Active Bond Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: David A. Bees, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, Pranay Sonalkar, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, including mortgage-backed securities. The trust seeks an average duration of plus or minus one year of its benchmark, however, there is no limit on average maturity.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	36.3
U.S. Government Agency	28.7
U.S. Government	20.7
Asset backed securities	6.3
Collateralized mortgage obligations	5.8
Municipal bonds	0.6
Common stocks	0.1
Short-term investments and other	1.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Active Bond Trust Series I shares returned 6.43% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.
Environment  ►  After one of its worst-ever years in 2022, the U.S. bond market advanced in 2023, though the road to positive performance was bumpy. Bonds rallied early in the year as a series of liquidity crises led to the failure of several U.S. banks. Concerns that the turmoil would spread throughout the banking system led to a flight to quality in the financial markets, which increased demand for bonds.
The bond market rally was short-lived, however, as the U.S. Federal Reserve (Fed) continued to increase short-term interest rates in the first half of the year to bring down persistently above-trend inflation. The
Fed’s interest rate hikes, combined with a resilient U.S. economy, pushed bond yields higher for much of the year, putting downward pressure on bond prices.
Market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data fueled investor expectations that the Fed was not only finished raising interest rates, but would also begin cutting rates in the first half of 2024. The end result was a sharp decline in bond yields and the best two-month period of bond market performance in more than three decades.
The strategy posted a solid gain and outperformed the benchmark. Sector allocation was the primary factor behind the strategy’s outperformance of the index, led by an overweight in high yield corporate bonds and an underweight position in U.S. Treasury securities and an overweight position in investment-grade corporate bonds. An overweight position in asset-backed securities and an overweight position in commercial mortgage-backed securities detracted from relative results. The security selection in high yield positions was a significant detractor.
Individual security selection also aided performance versus the index. Leading contributors among the strategy’s corporate bond holdings included memory chip manufacturer Micron Technology, Inc., food products distributor Sysco Corp., and semiconductor manufacturer Broadcom, Inc. Noteworthy detractors included bonds issued by telecommunication services companies Lumen Technologies, Inc. and online streaming media company Netflix, Inc.
The strategy’s yield curve positioning was another positive contributor to performance versus the index. The strategy maintained a relatively neutral duration compared with the index, but a favorable maturity structure bolstered relative results during the year.
Effective November 13, 2023, Peter M. Farley, CFA no longer served as Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	6.43	1.62	2.34	8.37	26.07
Active Bond Trust Series II	6.21	1.41	2.13	7.26	23.52
Active Bond Trust Series NAV	6.48	1.67	2.40	8.63	26.81
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.72	0.92	0.67
Net (%)	0.71	0.91	0.66
4

Core Bond Trust
Subadvisor: Allspring Global Investments, LLC
Portfolio Managers: Maulik Bhansali, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government Agency	28.2
U.S. Government	24.8
Corporate bonds	21.5
Collateralized mortgage obligations	15.2
Asset backed securities	7.0
Foreign government obligations	0.7
Municipal bonds	0.3
Short-term investments	2.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Core Bond Trust Series I shares returned 5.80% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.
Environment  ►  Fixed income generated positive returns during 2023, although the path of returns was far from normal and very nonlinear, as rate volatility persisted through the year. Spread performance was better, with a tightening trend despite periods of widening, such as when regional banks came under pressure.
Credit spreads and measures of implied volatility for equities fell to some of the lowest levels in the post-COVID-19 era and yields on the 10-year U.S. Treasury fell to under 4%, a level consistent with a normalized environment of stable growth and inflation over time. The U.S. Federal Reserve’s (Fed’s) aggressive interest-rate hike campaign during the past year was met at year end with optimism about inflation and the forward path of monetary policy toward year end.
In agency mortgages, active sector positioning amid elevated spread volatility was a significant contributor to the portfolio’s performance. Security selection and positioning in pass-throughs also meaningfully contributed, given the multitude of coupons and underlying stories available to trade, and the contrasting performance among them. Specifically, the overweight to 20-year 2.0s and seasoned 30-year 3.0s was the largest contributor, as the team built significant positions at attractive prices in both cohorts throughout the year.
In credit, issuer positioning across the U.S. banks, non-U.S. banks, and communications subsectors led the contributions to performance.
In structured products, the asset-backed security sector contributed as spreads compressed.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	5.80	1.05	1.69	5.37	18.25
Core Bond Trust Series II	5.61	0.85	1.49	4.33	15.94
Core Bond Trust Series NAV	5.89	1.11	1.74	5.66	18.84
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.68	0.88	0.63
Net (%)	0.68	0.88	0.63
5

High Yield Trust
Subadvisor: Western Asset Management Company, LLC
Portfolio Managers: Michael C. Buchanan, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	82.8
Asset backed securities	7.1
Term loans	4.1
Convertible bonds	0.6
Common stocks	0.5
Preferred securities	0.5
Foreign government obligations	0.4
Short-term investments and other	4.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, High Yield Trust Series I shares returned 13.05% and the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index returned 13.44%.
Environment  ►  2023 was marked by market volatility, including a significant rise, and subsequent sharp fall in U.S. Treasury yields as well as spread-tightening across almost all spread sectors. The market digested shifting fundamental cross-currents, including continued U.S. economic resilience, moderating inflation, and a data-dependent U.S. Federal Reserve (Fed) outlook.
Economic data remained resilient but moderated during 2023. Job and wage growth slowed throughout the year as labor demand moderated and supply improved bringing the labor market back towards balance. Inflation also moderated throughout the year with annualized core inflation running close to the Fed’s 2% target over the last six months of the year.
Global growth continues to downshift, led by Europe, the United Kingdom, and China. In the United States, we anticipate growth will slow further but we believe it should still avoid a recession. On the inflation front, weaker demand for manufacturing and services across a number of countries and deflationary pressures in China are easing price pressures globally. We believe these trends, coupled with the accumulating effects of monetary tightening by the major central banks, should further dampen global economic growth and inflation.
The portfolio posted a positive return yet slightly underperformed its benchmark. Quality allocation contributed to relative performance during the period largely driven by BB rated bonds along with B rated bonds. Industry allocation also contributed to relative performance largely due to basic industry and communications sectors along with opportunistic allocation to high-quality collateralized loan obligations.
Issuer selection was the largest detractor, led by issuer tilts within banking, basic industry, and technology segments.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	13.05	4.90	3.54	27.01	41.55
High Yield Trust Series II	12.70	4.70	3.33	25.79	38.76
High Yield Trust Series NAV	12.87	4.95	3.58	27.33	42.18
Bloomberg U.S. High Yield 2% Issuer Capped Index	13.44	5.35	4.59	29.79	56.69
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. High Yield 2% Issuer Capped Index tracks the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bonds with exposure of each issuer capped at 2%.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.85	1.05	0.80
Net (%)	0.84	1.04	0.79
6

Investment Quality Bond Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government Agency	30.7
Corporate bonds	23.2
U.S. Government	20.7
Collateralized mortgage obligations	10.1
Asset backed securities	8.6
Foreign government obligations	2.3
Municipal bonds	1.3
Short-term investments	3.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Investment Quality Bond Trust Series I shares returned 6.49% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.
Environment  ►  Global fixed-income sectors generated positive total returns during the period despite elevated interest-rate volatility over most of the period. Higher-yielding sectors generally benefited from their coupon advantage and spread tightening. Global sovereign yields ended the period with mixed results. Yields rose earlier in the period amid multiple rate hikes from the U.S. Federal Reserve (Fed) and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.
Despite concerns about tighter lending standards following turmoil in the banking sector earlier in the period, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed. Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the FDIC asset sales of mortgage-backed securities and sentiment improved.
The earlier part of the period witnessed a higher for longer policy rates narrative from major central banks. By the end of the year, market participants grew confident that major central banks have concluded their interest rate hiking cycles.
Global economic data remained resilient over much of the period, though it increasingly diverged across regions while inflation decelerated at levels well above central bank targets and wages remained elevated.
The portfolio outperformed the benchmark over the period. Allocations to high yield and structured finance sectors were the primary drivers of relative outperformance, particularly exposure to non-agency residential mortgage-backed securities (RMBS). Exposure to high yield contributed positively as spreads tightened. RMBS benefited results as housing data improved despite affordability challenges. Investment-grade credit positioning contributed favorably to relative performance as well.
U.S. Treasury futures and interest-rate swaps were used to manage duration/yield curve positioning. Currency forwards and futures were used to implement non-U.S. interest-rate and currency positions. Credit default swaps index positions were used to manage credit exposure and overall portfolio risk, and in aggregate detracted from performance. Select exposure to emerging-market debt modestly hurt results. The portfolio’s currency positioning had a muted impact on results. Tactical duration/yield curve positioning had a positive impact on returns as the yield curve finished the period inverted amid the Fed’s tightening campaign.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	6.49	1.37	1.94	7.06	21.19
Investment Quality Bond Trust Series II	6.28	1.17	1.74	5.99	18.78
Investment Quality Bond Trust Series NAV	6.57	1.41	2.00	7.26	21.88
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.76	0.96	0.71
Net (%)	0.75	0.95	0.70
7

Money Market Trust
Subadvisor: Manulife Investment Management (US) LLC

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.
Portfolio Composition (% of total investments)
U.S. Government Agency	60.1
Repurchase agreement	23.0
U.S. Government	16.7
Corporate bonds	0.2

PORTFOLIO MANAGER'S COMMENTARY

Environment  ►  The year started with the Federal Reserve (Fed) fund range already at restrictive territory, with a combined 50 basis point policy tightening for the first quarter of the year. The first quarter of the year heavily focused on the March banking turmoil with several regional banks such as Silicon Valley Bank and Signature Bank collapsing, followed by the forced marriage of Credit Suisse and UBS. These bank failures have exposed the ramifications of the fastest and steepest rate hiking cycle in recent history, aggravated by a confidence crisis that led to these bank runs. Money market funds saw inflows during the crisis as retail investors moved towards money market funds, as the funds offer a higher-yielding interest rate relative to bank deposits.
The second quarter marked a crisis averted as debt ceiling negotiations came into agreement with policymakers reaching a deal several days prior to a potential government shutdown and therefore suspending the debt ceiling until 2025. Post resolution, the U.S. Treasury needed to finance new debt through issuing treasury bills in what the market called T-Bill tsunami. This soaring supply eventually impacted price action with treasury bills trading with higher yields than agency discount notes.
In July, the Fed hiked rates for the last time of the year, thanks to the inflation and unemployment rates trending in the right direction.
We have increased the portfolio's U.S. Treasury Bills exposure and have stayed the course in keeping the portfolio's weighted average maturity and weighted average life extended at the end of the year as we balance extending farther out the curve to lock in higher yields all while maintaining the portfolio above its liquidity requirements.
With the Fed holding the rates unchanged, we continue to be data dependent in assessing our investment decisions, adding duration and/or keeping the portfolio short as we price in and navigate the end of this rate hiking cycle and potential rate cuts for 2024.
8

Opportunistic Fixed Income Trust
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Brian M. Garvey, Brij S. Khurana

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that may be denominated in foreign currencies or U.S. dollars, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
Foreign government obligations	33.9
U.S. Government Agency	19.0
Corporate bonds	13.6
U.S. Government	11.9
Convertible bonds	4.7
Collateralized mortgage obligations	3.1
Asset backed securities	2.5
Term loans	2.0
Preferred securities	0.5
Municipal bonds	0.2
Short-term investments	8.6

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, the Opportunistic Fixed Income Trust Series I shares returned 8.23% and the Bloomberg Global Aggregate Bond USD Hedged Index returned 7.15%.
Environment  ►  The best way to describe 2023 is the year of disinflation. The biggest macro event of 2023 was Congress’ lifting of the debt ceiling in June, which provided a larger upside surprise to fiscal spending than we anticipated and painted a more benign liquidity picture, helping propel the U.S. economy through the rest of the year.
On the liquidity front, the U.S. Treasury was again able to issue securities, and did so primarily by funding itself via the T-bill market (notes with maturity of less than 12 months). The Treasury’s issuance lured capital away from the reverse repurchase facility and into the T-bill market. This kept bank reserves intact despite turmoil at regional banks and the U.S. Federal Reserve (Fed) was able to continue quantitative tightening.
The assets that performed best were the ones where the market had priced in continued Fed hawkishness, such as emerging-market (EM) bonds. The trust’s EM opportunities strategic sector was the largest contributor to return.
After the Fed’s pivot in early November, credit markets rallied significantly with high-yield spreads closing the year tighter. This benefited the trust’s credit-oriented themes within strategic sectors. The activist governments and core challenges themes also generated strong returns. The only strategic sector that detracted from performance was term premia normalization.
Over the period, use of derivatives detracted from performance with bond futures and credit default swaps being the largest detractors.
Market neutral allocations in total added to the portfolio, with the largest contribution coming from the global credit absolute return allocation. The opportunistic foreign exchange and tactical positions also added to portfolio returns.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Opportunistic Fixed Income Trust Series I	8.23	2.67	2.16	14.09	23.81
Opportunistic Fixed Income Trust Series II	7.97	2.45	1.96	12.88	21.40
Opportunistic Fixed Income Trust Series NAV	8.21	2.72	2.22	14.34	24.51
Bloomberg Global Aggregate Bond USD Hedged Index	7.15	1.40	2.42	7.19	26.97
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.92	1.12	0.87
Net (%)	0.91	1.11	0.86
9

Select Bond Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, Pranay Sonalkar, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
U.S. Government Agency	34.9
Corporate bonds	30.0
U.S. Government	21.5
Asset backed securities	7.3
Collateralized mortgage obligations	4.4
Municipal bonds	0.6
Short-term investments and other	1.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Select Bond Trust Series I shares returned 6.10% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.
Environment  ►  After one of its worst-ever years in 2022, the U.S. bond market advanced in 2023, though the road to positive performance was bumpy. The U.S. Federal Reserve (Fed) continued to increase short-term interest rates in the first half of the year to bring down persistently above-trend inflation, boosting the federal funds rate target. The Fed’s interest rate hikes, combined with a resilient U.S. economy, pushed bond yields higher for much of the year, putting downward pressure on bond prices.
However, market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data fueled investor expectations that Fed’s interest rate cuts were just around the corner. The end result was a sharp decline in bond yields and the best two-month period of bond market performance in more than three decades, leading to a positive overall return for the calendar year. Among corporate bonds, investment-grade securities were the top performers in 2023. Asset-backed securities also fared well, while U.S. Treasury securities underperformed.
The portfolio posted a solid gain and outperformed its benchmark. Sector allocation was the primary factor behind the strategy’s outperformance of the index, led by an underweight position in U.S. Treasury securities and overweight positions in corporate bonds.
Individual security selection was also a positive contributor to performance versus the index. Leading contributors among the strategy’s corporate bond holdings included media and entertainment company WarnerMedia Holdings, Inc., energy company Enterprise Products Operating LLC, and cable operator Charter Communications Operating LLC. Noteworthy detractors included emerging market bonds issued by specialty chemicals producer Braskem Netherlands Finance BV, which were sold prior to year end, and investment-grade bonds issued by financial services provider Santander Holdings USA, Inc.
The strategy’s yield curve positioning weighed on relative performance in 2023. The strategy maintained a longer duration than the index, which was a drag on performance overall despite being beneficial during the late-year bond market rally.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Select Bond Trust Series I	6.10	1.34	1.86	6.88	20.29
Select Bond Trust Series II	5.88	1.13	1.67	5.81	17.97
Select Bond Trust Series NAV	6.15	1.39	1.92	7.16	20.90
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.66	0.86	0.61
Net (%)	0.65	0.85	0.60
10

Short Term Government Income Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
U.S. Government Agency	51.9
U.S. Government	43.5
Municipal bonds	2.8
Collateralized mortgage obligations	0.5
Short-term investments and other	1.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Short Term Government Income Trust Series I shares returned 3.92% and the Bloomberg U.S. Government 1-5 Year Index returned 4.39%.
Environment  ►  Short-term U.S. government bonds advanced in 2023, though the road to positive performance was bumpy. The U.S. Federal Reserve (Fed) continued to increase short-term interest rates in the first half of the year to bring down persistently above-trend inflation. Between March 2022 and July 2023, the Fed raised rates eleven times, boosting the federal funds rate target to its highest level in more than 22 years. The Fed’s interest rate hikes, combined with a resilient U.S. economy, pushed short-term bond yields higher for much of the year, putting downward pressure on bond prices.
However, market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data fueled investor expectations that Fed interest rate cuts were just around the corner. The end result was a sharp decline in short-term bond yields and rising bond prices.
For the calendar year, the yields of government bonds maturing in less than one year rose, reflecting the Fed’s interest rate hikes, while yields in other maturity sectors of the short-term bond market declined overall.
The portfolio had a positive return but underperformed the benchmark. Sector allocation was the primary factor behind the positive return, led by an overweight position in short-term U.S.
government agency securities and small positions in residential and commercial mortgage-backed securities, which are not represented in the index.
Individual security selection also aided relative performance, most notably among holdings of short-term U.S. government agency securities.
The portfolio’s yield curve positioning detracted from performance versus the index. The portfolio’s duration was shorter than that of the index throughout the year, which meant that it didn’t benefit as much from the late-year bond market rally as the index did.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Short Term Government Income Trust Series I	3.92	0.48	0.62	2.43	6.35
Short Term Government Income Trust Series II	3.63	0.27	0.41	1.33	4.16
Short Term Government Income Trust Series NAV	3.87	0.51	0.66	2.59	6.78
Bloomberg U.S. Government 1-5 Year Index	4.39	1.18	1.13	6.06	11.85
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Government 1-5 Year Index tracks the performance of U.S. Treasury and government agency bonds that have maturities between one and five years.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.72	0.92	0.67
Net (%)	0.71	0.91	0.66
11

Strategic Income Opportunities Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Christopher M. Chapman, CFA, Thomas C. Goggins, Bradley L. Lutz, CFA, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	43.6
Foreign government obligations	23.6
U.S. Government	11.0
Collateralized mortgage obligations	5.5
U.S. Government Agency	4.0
Convertible bonds	2.7
Municipal bonds	2.3
Asset backed securities	1.6
Term loans	0.7
Preferred securities	0.5
Short-term investments and other	4.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Strategic Income Opportunities Trust Series I shares returned 7.37% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.
Environment  ►  After one of their worst-ever years in 2022, global bond markets advanced in 2023, though the road to positive performance was bumpy. In the first half of the year, many of the world’s major central banks continued to increase short-term interest rates to bring down persistently above-trend inflation. These central bank actions, combined with signs of economic resiliency in many regions, pushed global bond yields higher, putting downward pressure on bond prices.
However, market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data boosted investor expectations for potential rate cuts by central banks in 2024. The end result was a sharp decline in bond yields, leading to positive overall returns for the calendar year.
Regionally, European bond markets were the best performers in 2023, while the U.S. bond market underperformed. On a sector allocation basis, high-yield corporate bonds delivered the strongest returns, while sovereign government bonds lagged.
Sector allocation added to relative performance and led by an overweight allocation to high-yield corporate bonds combined with an allocation to non-agency mortgage-backed securities and underweights to U.S. Treasuries, to agency mortgage-backed securities.
Security selection was negative as gains from relative positioning within the portfolio's investment-grade corporate bond allocation were offset by losses within high-yield corporate bond and emerging-market government bond allocations. Lastly, duration and curve positioning combined was the largest detractor to relative performance primarily from negative relative carry in the United States.
Effective March 15, 2023, Daniel S. Janis III retired as Portfolio Manager.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	7.37	3.25	2.79	17.35	31.65
Strategic Income Opportunities Trust Series II	7.23	3.06	2.59	16.24	29.08
Strategic Income Opportunities Trust Series NAV	7.53	3.31	2.85	17.71	32.41
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.78	0.98	0.73
Net (%)	0.77	0.97	0.72
12

Total Bond Market Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Connor Minnaar, CFA, Pranay Sonalkar, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
U.S. Government	41.5
U.S. Government Agency	27.6
Corporate bonds	26.3
Collateralized mortgage obligations	1.7
Foreign government obligations	0.8
Asset backed securities	0.5
Municipal bonds	0.4
Short-term investments and other	1.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Total Bond Market Trust Series I shares returned 5.35% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.
Environment  ►  After one of its worst years in 2022, the U.S. bond market advanced in 2023, though the road to positive performance was bumpy. Bonds rallied early in the year as a series of liquidity crises led to the failure of several U.S. banks. Concerns that the turmoil would spread throughout the banking system led to a flight to quality in the financial markets, which increased demand for bonds.
The bond market rally was short-lived, however, as the U.S. Federal Reserve (Fed) continued to increase short-term interest rates in the first half of the year to bring down persistently above-trend inflation. The
Fed rate hikes, combined with a resilient U.S. economy, pushed bond yields higher for much of the year, putting downward pressure on bond prices.
Market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data fueled investor expectations that the Fed was not only finished raising interest rates, but would also begin cutting rates in the first half of 2024.
Overall, sector performance was positive in 2023. Among investment-grade bonds, high yield corporate bonds were the best performers, benefiting from the generally positive economic data and a risk-on market environment. In contrast, U.S. Treasury securities underperformed for the year, as did residential mortgage-backed securities.
The portfolio posted a solid gain but underperformed its benchmark. Individual security selection detracted from relative results for the year. Noteworthy detractors among the strategy’s corporate bond holdings included financial services firms Capital One Financial Corp. and JPMorgan Chase & Co. Leading contributors included bonds issued by food products distributor Sysco Corp., semiconductor manufacturer Broadcom, Inc., and industrial machinery manufacturer Trane Technologies Global Holding Company, Ltd.
Sector allocation contributed positively to performance versus the index, led by an overweight position in corporate bonds. The portfolio's yield curve positioning also aided relative performance.
Effective November 13, 2023, Connor Minnaar, CFA and Pranay Sonalkar, CFA were added as Portfolio Managers of the portfolio.
Effective November 13, 2023, Peter M. Farley, CFA no longer served as Portfolio Manager of the portfolio.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust Series I	5.35	0.76	1.54	3.86	16.51
Total Bond Market Trust Series II	5.02	0.56	1.33	2.81	14.18
Total Bond Market Trust Series NAV	5.29	0.81	1.58	4.12	16.97
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	5.64	19.64
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Bloomberg U.S. Aggregate Bond Index tracks the performance of U.S. investment-grade bonds in government, asset-backed, and corporate debt markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.57	0.77	0.52
Net (%)	0.30	0.50	0.25
13

Ultra Short Term Bond Trust
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, Pranay Sonalkar, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	54.3
Asset backed securities	16.1
U.S. Government Agency	0.6
Collateralized mortgage obligations	0.2
Short-term investments and other	28.8

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended December 31, 2023, Ultra Short Term Bond Trust Series I shares returned 4.60% and the ICE Bank of America 6-Month U.S. Treasury Bill Index returned 5.14%.
Environment  ►  U.S. bonds maturing in less than one year posted solid gains in 2023 despite rising yields. The U.S. Federal Reserve (Fed) continued to increase short-term interest rates in the first half of the year to bring down persistently above-trend inflation, boosting the federal funds rate target to its highest level in more than 22 years. The Fed rate hikes, combined with a resilient U.S. economy, pushed short-term bond yields higher for much of the year, putting downward pressure on bond prices.
However, market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data fueled investor expectations that Fed rate cuts were just around the corner. The end result was a sharp decline in short-term bond yields and higher bond prices. Nonetheless, the yields of bonds maturing in less than one year rose overall for the year, reflecting the Fed rate hikes. The limited interest-rate sensitivity of bonds maturing in less than a year meant that interest income outpaced the price declines, resulting in positive returns.
The portfolio posted a gain but underperformed its benchmark. An emphasis on securities with longer maturities detracted from relative results. The Fed’s rate increases lifted yields on the shortest-term bonds to a level higher than longer-maturity securities. As a result, these longer-maturity securities produced less income while experiencing greater price declines as bond yields rose.
Sector allocation was a positive contributor to performance versus the index, led by positions in short-term corporate bonds and asset-backed securities, which represented approximately 75% of the portfolio on average during the year.
Among individual securities, leading contributors to the portfolio's performance for 2023 included bonds issued by life insurer Brighthouse Financial Global Funding, asset manager Blackstone Private Credit Fund, and power producer Alexander Funding Trust, which matured during the year. Noteworthy detractors included online retailer Amazon.com, Inc. and financial services provider Citizens Bank NA.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Ultra Short Term Bond Trust Series I	4.60	1.55	1.03	8.01	10.76
Ultra Short Term Bond Trust Series II	4.41	1.36	0.83	6.98	8.60
Ultra Short Term Bond Trust Series NAV	4.74	1.61	1.09	8.29	11.40
ICE BofA 6-Month U.S. Treasury Bill Index	5.14	2.02	1.40	10.52	14.88
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
The Intercontinental Exchange (ICE) Bank of America (BofA) 6-Month U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of outstanding U.S. Treasury bills that mature closest to, but not beyond, six months from the rebalancing date.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.67	0.87	0.62
Net (%)	0.66	0.86	0.61
14

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
Active Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,036.00	$3.64	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Series II	Actual expenses/actual returns	1,000.00	1,035.20	4.67	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Series NAV	Actual expenses/actual returns	1,000.00	1,037.70	3.39	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Core Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,032.80	$3.48	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Series II	Actual expenses/actual returns	1,000.00	1,031.80	4.51	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Series NAV	Actual expenses/actual returns	1,000.00	1,033.40	3.23	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
High Yield Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,070.70	$4.49	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Series II	Actual expenses/actual returns	1,000.00	1,069.00	5.53	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Series NAV	Actual expenses/actual returns	1,000.00	1,070.40	4.23	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Investment Quality Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,037.90	$3.96	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Series II	Actual expenses/actual returns	1,000.00	1,037.00	4.98	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%
Series NAV	Actual expenses/actual returns	1,000.00	1,038.50	3.70	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%
15

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio
Money Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,025.30	$1.68	0.33%
	Hypothetical example	1,000.00	1,023.50	1.68	0.33%
Series II	Actual expenses/actual returns	1,000.00	1,024.30	2.70	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Series NAV	Actual expenses/actual returns	1,000.00	1,025.60	1.43	0.28%
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%
Opportunistic Fixed Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,037.70	$4.21	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Series II	Actual expenses/actual returns	1,000.00	1,036.40	5.24	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Series NAV	Actual expenses/actual returns	1,000.00	1,038.40	3.96	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Select Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,033.00	$3.23	0.63%
	Hypothetical example	1,000.00	1,022.00	3.21	0.63%
Series II	Actual expenses/actual returns	1,000.00	1,032.70	4.25	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Series NAV	Actual expenses/actual returns	1,000.00	1,033.50	3.02	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Short Term Government Income Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,030.70	$3.74	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Series II	Actual expenses/actual returns	1,000.00	1,029.70	4.76	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Series NAV	Actual expenses/actual returns	1,000.00	1,030.20	3.48	0.68%
	Hypothetical example	1,000.00	1,021.80	3.47	0.68%
Strategic Income Opportunities Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,038.80	$4.06	0.79%
	Hypothetical example	1,000.00	1,021.20	4.02	0.79%
Series II	Actual expenses/actual returns	1,000.00	1,038.30	5.09	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Series NAV	Actual expenses/actual returns	1,000.00	1,039.40	3.80	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Total Bond Market Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,031.20	$1.54	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Series II	Actual expenses/actual returns	1,000.00	1,029.20	2.56	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Series NAV	Actual expenses/actual returns	1,000.00	1,030.60	1.28	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Ultra Short Term Bond Trust
Series I	Actual expenses/actual returns	$1,000.00	$1,028.10	$3.17	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Series II	Actual expenses/actual returns	1,000.00	1,027.20	4.14	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Series NAV	Actual expenses/actual returns	1,000.00	1,028.60	2.86	0.56%
	Hypothetical example	1,000.00	1,022.40	2.85	0.56%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
16

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

This section shows the portfolios' 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the portfolios' total net assets as of the report date. The remaining securities held by the portfolios are grouped as "Other Securities" in each category. Certain percentages of less than 0.05% are rounded and presented as 0.0%. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the portfolios' Form N-CSR, is also available on the SEC's website at http://www.sec.gov.
Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 49.4%
U.S. Treasury Bonds - 11.7%
1.625%, 11/15/2050	$6,500,000	$3,872,578	0.7%
1.875%, 02/15/2041	6,000,000	4,313,672	0.8%
2.000%, 08/15/2051	3,000,000	1,959,023	0.4%
2.250%, 05/15/2041 to 02/15/2052	3,389,000	2,554,695	0.4%
2.500%, 02/15/2045	7,566,000	5,729,176	1.0%
3.000%, 02/15/2047 to 08/15/2052	7,461,000	6,100,606	1.1%
3.375%, 08/15/2042 to 11/15/2048	5,925,000	5,253,468	0.9%
4.000%, 11/15/2042	4,927,000	4,788,236	0.9%
4.125%, 08/15/2053	9,843,000	9,949,120	1.8%
4.750%, 11/15/2043	16,540,000	17,741,734	3.2%
OTHER SECURITIES		2,736,521	0.5%
		64,998,829
U.S. Treasury Notes - 9.0%
1.125%, 02/15/2031	3,000,000	2,504,180	0.4%
1.375%, 11/15/2031	4,000,000	3,320,938	0.6%
1.625%, 05/15/2031	3,000,000	2,573,320	0.5%
2.875%, 08/15/2028	1,785,000	1,708,231	0.3%
3.875%, 08/15/2033	5,180,000	5,173,525	0.9%
4.375%, 11/30/2028 to 11/30/2030	19,855,000	20,381,295	3.7%
4.500%, 11/15/2033	12,451,000	13,071,605	2.3%
4.625%, 11/15/2026	1,510,000	1,533,830	0.3%
		50,266,924
Federal Home Loan Mortgage Corp. - 8.8%
2.500%, 08/01/2051 to 12/01/2051	1,688,003	1,455,094	0.2%
3.000%, 03/01/2043 to 12/01/2049	4,363,081	3,959,517	0.7%
3.500%, 10/01/2046 to 04/01/2052	13,486,462	12,566,074	2.2%
4.000%, 01/01/2041 to 05/01/2052	2,527,013	2,410,594	0.4%
4.000%, 05/01/2052 to 04/01/2053 (A)	2,154,171	2,041,747	0.4%
4.500%, 12/01/2037 to 08/01/2053	13,283,401	13,019,847	2.4%
5.000%, 09/01/2052 to 08/01/2053	8,880,618	8,819,463	1.6%
5.500%, 09/01/2052 to 07/01/2053	2,084,929	2,117,106	0.4%
OTHER SECURITIES		2,544,844	0.5%
		48,934,286
Federal National Mortgage Association - 19.7%
2.500%, 01/01/2036 to 03/01/2052	8,307,045	7,203,715	1.2%
3.000%, 01/01/2043 to 03/01/2052	27,100,984	24,350,109	4.3%
3.500%, 06/01/2042 to 08/01/2052	20,595,612	19,137,255	3.3%
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.000%, 10/01/2025 to 07/01/2052	$22,153,096	$21,219,264	4.0%
4.000%, TBA (A)	3,687,000	3,489,398	0.6%
4.500%, 11/01/2037 to 05/01/2053	12,632,521	12,367,302	2.4%
5.000%, 12/01/2034 to 05/01/2053	12,449,532	12,428,444	2.2%
5.000%, 07/01/2052 to 08/01/2052 (A)	2,792,527	2,779,895	0.6%
5.500%, 09/01/2034 to 12/01/2052	3,680,220	3,748,235	0.6%
OTHER SECURITIES		2,851,665	0.5%
		109,575,282
Government National Mortgage Association - 0.2%		914,802	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $289,183,235)		$274,690,123
FOREIGN GOVERNMENT OBLIGATIONS - 0.0%
Argentina - 0.0%		350	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $0)		$350
CORPORATE BONDS - 36.3%
Communication services - 3.0%
T-Mobile USA, Inc. 3.875%, 04/15/2030	1,856,000	1,760,048	0.3%
WarnerMedia Holdings, Inc. 5.141%, 03/15/2052	1,462,000	1,254,916	0.2%
OTHER SECURITIES		13,422,945	2.5%
		16,437,909
Consumer discretionary - 3.4%
Ford Motor Credit Company LLC 6.800%, 05/12/2028	1,580,000	1,650,232	0.3%
General Motors Financial Company, Inc. 3.600%, 06/21/2030	1,625,000	1,474,767	0.3%
OTHER SECURITIES		15,936,102	2.8%
		19,061,101
Consumer staples - 1.0%		5,853,398	1.0%
Energy - 4.9%		27,049,607	4.9%
Financials - 9.6%
Morgan Stanley 2.484%, (2.484% to 9-16-31, then Overnight SOFR + 1.360%), 09/16/2036	1,511,000	1,197,600	0.2%
The Goldman Sachs Group, Inc. 2.615%, (2.615% to 4-22-31, then Overnight SOFR + 1.281%), 04/22/2032	1,954,000	1,640,204	0.3%
Wells Fargo & Company 2.393%, (2.393% to 6-2-27, then Overnight SOFR + 2.100%), 06/02/2028	1,600,000	1,465,480	0.3%

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company 3.350%, (3.350% to 3-2-32, then Overnight SOFR + 1.500%), 03/02/2033	$1,519,000	$1,326,719	0.2%
Wells Fargo & Company 5.875%, (5.875% to 6-15-25, then 9.865% thereafter), 06/15/2025 (B)	1,608,000	1,591,239	0.3%
OTHER SECURITIES		46,475,098	8.3%
		53,696,340
Health care - 1.9%
AbbVie, Inc. 3.200%, 11/21/2029	1,561,000	1,459,206	0.3%
OTHER SECURITIES		9,212,648	1.6%
		10,671,854
Industrials - 4.9%
AerCap Ireland Capital DAC 2.450%, 10/29/2026	2,029,000	1,878,694	0.4%
The Boeing Company 5.150%, 05/01/2030	1,420,000	1,445,576	0.3%
OTHER SECURITIES		23,850,531	4.2%
		27,174,801
Information technology - 2.8%
Broadcom, Inc. 4.750%, 04/15/2029	2,024,000	2,028,558	0.4%
Micron Technology, Inc. 6.750%, 11/01/2029	1,537,000	1,660,861	0.3%
OTHER SECURITIES		11,684,405	2.1%
		15,373,824
Materials - 1.4%		7,641,108	1.4%
Real estate - 1.4%		7,709,768	1.4%
Utilities - 2.0%		11,236,474	2.0%
TOTAL CORPORATE BONDS (Cost $208,633,150)		$201,906,184
CAPITAL PREFERRED SECURITIES - 0.0%
Financials - 0.0%		295,490	0.0%
TOTAL CAPITAL PREFERRED SECURITIES (Cost $357,448)		$295,490
MUNICIPAL BONDS - 0.6%		3,237,621	0.6%
TOTAL MUNICIPAL BONDS (Cost $3,748,432)		$3,237,621
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.8%
Commercial and residential - 3.5%		19,829,823	3.5%
Federal Home Loan Mortgage Corp. - 0.6%		3,316,085	0.6%
Federal National Mortgage Association - 0.7%		4,122,228	0.7%
Government National Mortgage Association - 1.0%		5,366,431	1.0%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,729,315)		$32,634,567
Active Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 6.3%
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1, 6.750%, 10/25/2036 (C)	$1,638,582	$1,600,554	0.3%
OTHER SECURITIES		33,419,975	6.0%
TOTAL ASSET BACKED SECURITIES (Cost $37,040,530)		$35,020,529
COMMON STOCKS - 0.1%
Energy - 0.0%		26,228	0.0%
Utilities - 0.1%		159,225	0.1%
TOTAL COMMON STOCKS (Cost $594,865)		$185,453
PREFERRED SECURITIES - 0.0%
Communication services - 0.0%		103,510	0.0%
Financials - 0.0%		35,869	0.0%
TOTAL PREFERRED SECURITIES (Cost $187,013)		$139,379
SHORT-TERM INVESTMENTS - 1.5%
Short-term funds - 1.5%
John Hancock Collateral Trust, 5.3645% (D)(E)	834,447	8,344,633	1.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $8,345,015)		$8,344,633
Total Investments (Active Bond Trust) (Cost $589,819,003) - 100.0%		$556,454,329	100.0%
Other assets and liabilities, net - 0.0%		82,305	0.0%
TOTAL NET ASSETS - 100.0%		$556,536,634	100.0%
Security Abbreviations and Legend
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $96,405,056 or 17.3% of the fund's net assets as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,838,055.

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	21	Long	Mar 2024	$2,369,990	$2,370,703	$713
Ultra U.S. Treasury Bond Futures	4	Long	Mar 2024	488,009	534,375	46,366
						$47,079

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.9%
U.S. Treasury Bonds - 10.4%
1.125%, 05/15/2040 to 08/15/2040	$25,310,000	$16,160,342	2.1%
1.375%, 11/15/2040	25,838,000	17,142,902	2.1%
1.750%, 08/15/2041	17,416,000	12,112,284	1.5%
2.000%, 11/15/2041 to 08/15/2051	13,292,000	9,433,600	1.2%
3.000%, 08/15/2052	3,639,000	2,975,878	0.4%
3.625%, 02/15/2053 to 05/15/2053	7,166,000	6,618,552	0.8%
3.875%, 05/15/2043	3,896,000	3,713,984	0.5%
4.125%, 08/15/2053	6,045,000	6,110,173	0.8%
4.750%, 11/15/2053 (A)	2,421,000	2,714,925	0.3%
OTHER SECURITIES		6,406,983	0.7%
		83,389,623
U.S. Treasury Notes - 15.3%
0.375%, 07/31/2027	5,865,000	5,173,113	0.6%
1.000%, 07/31/2028	2,988,000	2,628,156	0.3%
1.500%, 08/15/2026	2,988,000	2,796,581	0.3%
2.000%, 11/15/2026	2,538,000	2,399,401	0.3%
2.375%, 03/31/2029	5,921,000	5,497,047	0.7%
2.750%, 07/31/2027	3,203,000	3,074,630	0.4%
3.250%, 06/30/2029	8,751,000	8,469,669	1.1%
3.500%, 09/15/2025	4,209,000	4,147,016	0.5%
3.750%, 12/31/2028	13,312,000	13,250,640	1.7%
4.000%, 02/28/2030	3,703,000	3,720,502	0.5%
4.125%, 01/31/2025	3,613,000	3,590,419	0.4%
4.250%, 05/31/2025 to 10/15/2025	4,527,000	4,510,395	0.6%
4.375%, 10/31/2024 to 11/30/2030	13,322,000	13,488,569	1.7%
4.375%, 11/30/2028 (A)	6,318,000	6,465,091	0.8%
4.500%, 11/30/2024 to 11/15/2033	6,077,000	6,377,653	0.8%
4.625%, 11/15/2026	3,250,000	3,301,289	0.4%
4.875%, 11/30/2025 to 10/31/2028	18,026,000	18,540,802	2.3%
5.000%, 08/31/2025 to 09/30/2025	9,764,000	9,859,376	1.2%
OTHER SECURITIES		4,969,115	0.7%
		122,259,464
Federal Home Loan Bank - 0.1%		1,251,305	0.1%
Federal Home Loan Mortgage Corp. - 4.7%
2.000%, 07/01/2032 to 12/01/2051	16,822,541	14,438,768	1.9%
2.500%, 04/01/2042 to 03/01/2052	6,099,109	5,349,718	0.6%
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.000%, 04/01/2040 to 02/01/2047	$6,428,312	$5,881,258	0.9%
4.000%, 07/01/2049 to 03/01/2050	3,058,107	2,963,147	0.4%
OTHER SECURITIES		8,752,216	0.9%
		37,385,107
Federal National Mortgage Association - 21.9%
1.500%, 11/01/2041 to 07/01/2051	6,330,361	5,077,833	0.7%
2.000%, 03/01/2028 to 03/01/2047	43,121,269	36,937,319	4.8%
2.500%, 12/01/2040 to 03/01/2052	10,246,464	9,042,066	1.2%
3.000%, 11/01/2039 to 07/01/2060	59,781,263	54,376,010	7.2%
3.500%, 05/01/2037 to 04/01/2050	16,619,783	15,634,900	1.9%
4.000%, 01/01/2027 to 05/01/2049	9,411,974	9,202,097	0.8%
4.000%, 04/01/2045 (A)	4,145,406	3,995,495	0.5%
4.250%, 11/15/2030 (B)	3,465,000	2,591,998	0.3%
6.000%, TBA (A)	2,600,000	2,641,438	0.3%
6.500%, TBA (A)	8,200,000	8,401,150	1.1%
7.000%, TBA (A)	8,700,000	8,972,306	1.1%
OTHER SECURITIES		18,342,166	2.0%
		175,214,778
Government National Mortgage Association - 2.5%
3.000%, 06/20/2043 to 10/20/2050	7,471,918	6,780,171	0.7%
6.500%, TBA (A)	8,500,000	8,699,476	1.1%
OTHER SECURITIES		4,957,398	0.7%
		20,437,045
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $452,314,340)		$439,937,322
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Australia - 0.1%		1,062,982	0.1%
Bermuda - 0.1%		308,512	0.1%
Israel - 0.1%		817,897	0.1%
Mexico - 0.2%		1,782,595	0.2%
Panama - 0.1%		809,203	0.1%
Paraguay - 0.1%		759,940	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,712,263)		$5,541,129

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 22.3%
Communication services - 1.7%		$13,908,328	1.7%
Consumer discretionary - 1.3%		10,753,751	1.3%
Consumer staples - 1.5%		11,951,284	1.5%
Energy - 2.0%		15,559,018	2.0%
Financials - 6.4%
Bank of America Corp. 5.819%, (5.819% to 9-15-28, then Overnight SOFR + 1.570%), 09/15/2029	$2,284,000	2,357,714	0.3%
OTHER SECURITIES		49,119,540	6.1%
		51,477,254
Health care - 1.9%		15,311,689	1.9%
Industrials - 1.6%		12,888,534	1.6%
Information technology - 1.8%		14,315,556	1.8%
Materials - 0.3%		2,585,860	0.3%
Real estate - 1.7%		13,334,570	1.7%
Utilities - 2.1%		16,714,685	2.1%
TOTAL CORPORATE BONDS (Cost $178,726,281)		$178,800,529
MUNICIPAL BONDS - 0.4%		2,930,446	0.4%
TOTAL MUNICIPAL BONDS (Cost $3,491,211)		$2,930,446
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.7%
Commercial and residential - 2.3%		18,564,321	2.3%
Federal Home Loan Mortgage Corp. - 4.9%		39,072,385	4.9%
Federal National Mortgage Association - 5.1%		41,383,420	5.1%
Government National Mortgage Association - 3.4%
Series 2022-191, Class B, 4.000%, 06/20/2041	2,382,000	2,238,146	0.3%
Series 2022-191, Class BY, 4.000%, 08/20/2041	2,598,000	2,442,411	0.3%
OTHER SECURITIES		22,306,210	2.8%
		26,986,767
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,798,637)		$126,006,893
ASSET BACKED SECURITIES - 7.3%
BA Credit Card Trust Series 2023-A2, Class A2, 4.980%, 11/15/2028	2,487,000	2,515,938	0.3%
Discover Card Execution Note Trust Series 2023-A2, Class A, 4.930%, 06/15/2028	2,632,000	2,652,082	0.3%
OTHER SECURITIES		52,886,510	6.7%
TOTAL ASSET BACKED SECURITIES (Cost $59,680,999)		$58,054,530
SHORT-TERM INVESTMENTS - 2.4%
Short-term funds - 2.4%
John Hancock Collateral Trust, 5.3645% (C)(D)	102,968	1,029,703	0.1%
Core Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Short-term funds (continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (C)	17,865,037	$17,865,037	2.3%
		18,894,740
TOTAL SHORT-TERM INVESTMENTS (Cost $18,894,794)		$18,894,740
Total Investments (Core Bond Trust) (Cost $848,618,525) - 103.7%		$830,165,589	103.7%
Other assets and liabilities, net - (3.7)%		(29,727,906)	(3.7%)
TOTAL NET ASSETS - 100.0%		$800,437,683	100.0%
Security Abbreviations and Legend
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Argentina - 0.4%		$731,434	0.4%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,127,887)		$731,434
CORPORATE BONDS - 82.8%
Communication services - 10.9%
Allen Media LLC 10.500%, 02/15/2028 (A)	$1,470,000	786,200	0.4%
Altice France SA 5.125%, 07/15/2029 (A)	1,630,000	1,268,171	0.7%
CCO Holdings LLC 4.500%, 05/01/2032	1,560,000	1,336,085	0.7%
CCO Holdings LLC 4.750%, 02/01/2032 (A)	1,140,000	1,005,434	0.6%
Directv Financing LLC 5.875%, 08/15/2027 (A)	880,000	826,828	0.5%
OTHER SECURITIES		14,504,416	8.0%
		19,727,134
Consumer discretionary - 18.9%
American Axle & Manufacturing, Inc. 5.000%, 10/01/2029	1,080,000	954,133	0.5%
Caesars Entertainment, Inc. 7.000%, 02/15/2030 (A)	850,000	871,621	0.5%
Carnival Corp. 6.000%, 05/01/2029 (A)	970,000	933,339	0.5%
Carnival Corp. 10.500%, 06/01/2030 (A)	940,000	1,028,172	0.6%

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC 5.113%, 05/03/2029	$900,000	$875,181	0.5%
Ford Motor Credit Company LLC 7.350%, 03/06/2030	940,000	1,009,843	0.6%
Full House Resorts, Inc. 8.250%, 02/15/2028 (A)(B)	1,160,000	1,090,400	0.6%
NCL Corp., Ltd. 5.875%, 02/15/2027 (A)	2,260,000	2,240,490	1.2%
NCL Corp., Ltd. 8.375%, 02/01/2028 (A)	800,000	847,116	0.5%
Royal Caribbean Cruises, Ltd. 7.250%, 01/15/2030 (A)	840,000	877,279	0.5%
Royal Caribbean Cruises, Ltd. 11.625%, 08/15/2027 (A)	990,000	1,077,287	0.6%
Viking Cruises, Ltd. 9.125%, 07/15/2031 (A)	1,290,000	1,374,620	0.8%
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	1,000,000	957,819	0.5%
Wynn Macau, Ltd. 5.625%, 08/26/2028 (A)	920,000	852,035	0.5%
OTHER SECURITIES		18,993,201	10.5%
		33,982,536
Consumer staples - 0.8%		1,442,215	0.8%
Energy - 10.8%
Berry Petroleum Company LLC 7.000%, 02/15/2026 (A)	1,000,000	967,500	0.5%
Chord Energy Corp. 6.375%, 06/01/2026 (A)	1,100,000	1,100,000	0.6%
EQM Midstream Partners LP 6.500%, 07/15/2048	920,000	942,717	0.5%
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (A)	850,000	860,625	0.5%
SilverBow Resources, Inc. 13.135%, (3 month CME Term SOFR + 7.750%), 12/15/2028 (A)(C)(D)	890,000	872,200	0.5%
Venture Global LNG, Inc. 9.875%, 02/01/2032 (A)	800,000	833,311	0.5%
OTHER SECURITIES		13,793,878	7.7%
		19,370,231
Financials - 10.7%
Credit Agricole SA 8.125%, (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%), 12/23/2025 (A)(E)	860,000	875,738	0.5%
Global Aircraft Leasing Company, Ltd. 6.500%, (6.500% Cash or 7.250% PIK), 09/15/2024 (A)	1,825,678	1,716,137	1.0%
GTCR W-2 Merger Sub LLC 7.500%, 01/15/2031 (A)	1,100,000	1,162,395	0.6%
Highlands Holdings Bond Issuer, Ltd. 7.625%, (7.625% Cash or 8.375% PIK), 10/15/2025 (A)	945,962	961,291	0.5%
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Lloyds Banking Group PLC 8.000%, (8.000% to 3-27-30, then 5 Year CMT + 3.913%), 09/27/2029 (E)	$760,000	$761,518	0.4%
OTHER SECURITIES		13,731,792	7.7%
		19,208,871
Health care - 4.9%
Community Health Systems, Inc. 5.250%, 05/15/2030 (A)	1,073,000	897,400	0.5%
LifePoint Health, Inc. 9.875%, 08/15/2030 (A)	1,010,000	1,020,697	0.6%
Teva Pharmaceutical Finance Netherlands III BV 5.125%, 05/09/2029 (B)	1,100,000	1,050,551	0.6%
OTHER SECURITIES		5,911,823	3.2%
		8,880,471
Industrials - 13.7%
American Airlines, Inc. 5.750%, 04/20/2029 (A)	1,760,000	1,715,582	0.9%
CoreCivic, Inc. 8.250%, 04/15/2026	1,070,000	1,088,567	0.6%
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (A)	1,000,000	909,316	0.5%
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (A)	850,000	848,725	0.5%
PM General Purchaser LLC 9.500%, 10/01/2028 (A)	1,050,000	1,064,789	0.6%
Prime Security Services Borrower LLC 6.250%, 01/15/2028 (A)	920,000	914,635	0.5%
The GEO Group, Inc. 9.500%, 12/31/2028 (A)	945,000	911,926	0.5%
OTHER SECURITIES		17,228,287	9.6%
		24,681,827
Information technology - 3.1%
CommScope, Inc. 4.750%, 09/01/2029 (A)	1,500,000	1,007,108	0.5%
OTHER SECURITIES		4,653,367	2.6%
		5,660,475
Materials - 4.7%
First Quantum Minerals, Ltd. 6.875%, 03/01/2026 to 10/15/2027 (A)	900,000	773,919	0.4%
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,060,000	1,031,211	0.6%
Hudbay Minerals, Inc. 6.125%, 04/01/2029 (A)	790,000	774,578	0.4%
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/2028 (A)	950,000	935,350	0.5%
OTHER SECURITIES		5,003,636	2.8%
		8,518,694
Real estate - 2.7%
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	800,000	792,000	0.4%
IIP Operating Partnership LP 5.500%, 05/25/2026	890,000	821,697	0.5%
OTHER SECURITIES		3,324,371	1.8%
		4,938,068

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Utilities - 1.6%
Sunnova Energy Corp. 5.875%, 09/01/2026 (A)(B)	$1,200,000	$1,021,512	0.6%
OTHER SECURITIES		1,833,225	1.0%
		2,854,737
TOTAL CORPORATE BONDS (Cost $162,880,442)		$149,265,259
CONVERTIBLE BONDS - 0.6%
Communication services - 0.2%		280,900	0.2%
Consumer discretionary - 0.2%		376,705	0.2%
Industrials - 0.1%		180,180	0.1%
Utilities - 0.1%		170,240	0.1%
TOTAL CONVERTIBLE BONDS (Cost $1,362,094)		$1,008,025
TERM LOANS (F) - 4.1%
Consumer discretionary - 1.3%		2,447,242	1.3%
Financials - 0.6%		1,014,826	0.6%
Health care - 0.4%		666,258	0.4%
Industrials - 0.5%		902,486	0.5%
Information technology - 1.1%		1,965,503	1.1%
Materials - 0.2%		438,801	0.2%
TOTAL TERM LOANS (Cost $7,841,440)		$7,435,116
ASSET BACKED SECURITIES - 7.1%
Trinitas CLO XXVI, Ltd. Series 2023-26A, Class D (3 month CME Term SOFR + 4.500%), 9.831%, 01/20/2035 (A)(D)	870,000	870,000	0.5%
OTHER SECURITIES		11,930,853	6.6%
TOTAL ASSET BACKED SECURITIES (Cost $12,810,536)		$12,800,853
COMMON STOCKS - 0.5%
Communication services - 0.0%		0	0.0%
Energy - 0.5%		890,167	0.5%
TOTAL COMMON STOCKS (Cost $2,804,636)		$890,167
PREFERRED SECURITIES - 0.5%
Energy - 0.5%		817,492	0.5%
TOTAL PREFERRED SECURITIES (Cost $791,655)		$817,492
ESCROW SHARES - 0.0%		67,018	0.0%
TOTAL ESCROW SHARES (Cost $0)		$67,018
ESCROW CERTIFICATES - 0.0%		0	0.0%
TOTAL ESCROW CERTIFICATES (Cost $338,778)		$0
High Yield Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 5.6%
Short-term funds - 5.6%
John Hancock Collateral Trust, 5.3645% (G)(H)	744,452	$7,444,672	4.1%
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.2903% (G)	2,663,999	2,663,999	1.5%
		10,108,671
TOTAL SHORT-TERM INVESTMENTS (Cost $10,108,224)		$10,108,671
Total Investments (High Yield Trust) (Cost $200,065,692) - 101.6%		$183,124,035	101.6%
Other assets and liabilities, net - (1.6)%		(2,797,537)	(1.6%)
TOTAL NET ASSETS - 100.0%		$180,326,498	100.0%
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $137,060,749 or 76.0% of the fund's net assets as of 12-31-23.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-23.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	81	Long	Mar 2024	$8,612,816	$8,810,648	$197,832
						$197,832

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	442,617	USD	469,263	BNP	1/19/2024	$19,669	—
MXN	195,721	USD	10,665	JPM	1/19/2024	832	—
USD	1,713	CAD	2,334	JPM	1/19/2024	—	$(49)
						$20,501	$(49)

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	The Goodyear Tire & Rubber Company	470,000	USD	$470,000	5.000%	Quarterly	Jun 2027	$(5,903)	$(40,040)	$(45,943)
Centrally cleared	General Motors Company	380,000	USD	380,000	5.000%	Quarterly	Dec 2028	(50,141)	(9,713)	(59,854)
Centrally cleared	Southwest Airlines Company	1,152,000	USD	1,152,000	1.000%	Quarterly	Dec 2028	5,829	(10,264)	(4,435)
				$2,002,000				$(50,215)	$(60,017)	$(110,232)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Occidental Petroleum Corp.	0.655%	750,000	USD	$750,000	1.000%	Quarterly	Jun 2026	$(17,024)	$23,346	$6,322
Centrally cleared	Ford Motor Company	1.362%	800,000	USD	800,000	5.000%	Quarterly	Dec 2026	73,444	5,321	78,765
Centrally cleared	American Axle & Manufacturing, Inc.	4.192%	470,000	USD	470,000	5.000%	Quarterly	Dec 2028	(987)	17,127	16,140
Centrally cleared	CDX.NA.HY.41	3.559%	2,484,900	USD	2,484,900	5.000%	Quarterly	Dec 2028	50,544	98,953	149,497
Centrally cleared	Ford Motor Company	2.015%	380,000	USD	380,000	5.000%	Quarterly	Dec 2028	39,657	9,903	49,560
Centrally cleared	United Airlines Holdings	4.780%	768,000	USD	768,000	5.000%	Quarterly	Dec 2028	(6,403)	14,343	7,940
					$5,652,900				$139,231	$168,993	$308,224
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
BNP	BNP Paribas
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 65.3%
U.S. Treasury Bonds - 16.3%
1.250%, 05/15/2050	$4,170,000	$2,247,076	1.1%
1.875%, 11/15/2051	4,890,000	3,091,397	1.4%
2.250%, 08/15/2046	3,655,000	2,598,619	1.2%
2.500%, 02/15/2045 (A)	1,619,000	1,225,950	0.6%
3.000%, 11/15/2044 to 08/15/2052	11,680,000	9,580,970	4.5%
3.125%, 08/15/2044 (A)	5,535,000	4,686,804	2.2%
3.125%, 05/15/2048	3,205,000	2,670,166	1.2%
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.375%, 08/15/2042 to 05/15/2044	$2,490,000	$2,203,383	1.0%
3.625%, 02/15/2053 to 05/15/2053	2,985,000	2,758,818	1.3%
3.750%, 11/15/2043	2,253,000	2,105,499	1.0%
4.375%, 11/15/2039	1,170,000	1,218,765	0.6%
OTHER SECURITIES		486,228	0.2%
		34,873,675

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Inflation Protected Securities - 2.0%
0.250%, 07/15/2029 to 02/15/2050		$5,338,930	$4,202,079	1.9%
OTHER SECURITIES			206,236	0.1%
			4,408,315
U.S. Treasury Notes - 8.0%
1.625%, 05/15/2031		6,790,000	5,824,282	2.7%
1.875%, 02/15/2032		3,110,000	2,673,750	1.3%
2.750%, 08/15/2032		2,945,000	2,696,976	1.3%
3.375%, 05/15/2033		1,025,000	983,680	0.5%
3.875%, 08/15/2033		1,805,000	1,802,744	0.8%
4.500%, 11/15/2033		2,525,000	2,650,855	1.2%
OTHER SECURITIES			451,605	0.2%
			17,083,892
Federal Home Loan Mortgage Corp. - 4.0%
2.000%, 03/01/2051		2,751,550	2,260,650	1.1%
2.500%, 01/01/2052 to 05/01/2052		4,103,559	3,495,004	1.7%
5.000%, 12/01/2034 to 09/01/2052		2,027,548	2,012,636	0.9%
OTHER SECURITIES			824,515	0.3%
			8,592,805
Federal National Mortgage Association - 25.4%
2.000%, 04/01/2051 to 05/01/2051		8,231,208	6,757,528	3.1%
2.000%, TBA (B)		3,600,000	3,132,056	1.5%
2.500%, 07/01/2030 to 04/01/2050		1,173,703	1,029,370	0.4%
2.500%, TBA (B)		3,100,000	2,640,328	1.2%
2.660%, 03/01/2027		758,048	719,620	0.3%
3.000%, TBA (B)		1,400,000	1,239,219	0.6%
3.500%, 06/01/2046 to 05/01/2048		2,392,347	2,232,915	1.1%
4.000%, TBA (B)		3,700,000	3,501,701	1.6%
4.500%, TBA (B)		5,275,000	5,117,572	2.4%
5.000%, 09/01/2052		1,950,008	1,934,232	0.9%
5.000%, TBA (B)		2,600,000	2,573,999	1.2%
5.500%, TBA (B)		10,230,000	10,280,356	4.8%
6.000%, TBA (B)		13,200,000	13,410,385	6.3%
			54,569,281
Government National Mortgage Association - 9.6%
2.000%, 12/20/2050		2,584,967	2,188,854	1.0%
3.000%, TBA (B)		4,900,000	4,439,245	2.1%
3.500%, TBA (B)		4,200,000	3,912,040	1.8%
4.000%, TBA (B)		2,600,000	2,483,860	1.2%
4.500%, TBA (B)		4,600,000	4,490,834	2.1%
5.000%, TBA (B)		2,900,000	2,882,391	1.4%
OTHER SECURITIES			99,393	0.0%
			20,496,617
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $152,526,060)			$140,024,585
FOREIGN GOVERNMENT OBLIGATIONS - 2.9%
Angola - 0.1%			177,380	0.1%
Benin - 0.1%			264,381	0.1%
Bermuda - 0.2%			369,578	0.2%
Brazil - 0.5%
Federative Republic of Brazil 10.000%, 01/01/2031	BRL	4,983,000	1,012,832	0.5%
Chile - 0.0%			101,660	0.0%
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia - 0.2%			$322,901	0.2%
Costa Rica - 0.1%			207,000	0.1%
Hungary - 0.4%
Republic of Hungary 1.625%, 04/28/2032	EUR	735,000	658,114	0.3%
OTHER SECURITIES			244,092	0.1%
			902,206
Indonesia - 0.2%			461,517	0.2%
Ivory Coast - 0.1%			208,835	0.1%
North Macedonia - 0.2%			509,382	0.2%
Philippines - 0.2%			445,526	0.2%
Romania - 0.5%			997,121	0.5%
Saudi Arabia - 0.1%			320,409	0.1%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,597,645)			$6,300,728
CORPORATE BONDS - 29.5%
Communication services - 1.9%			3,978,396	1.9%
Consumer discretionary - 1.0%			2,101,839	1.0%
Consumer staples - 0.9%			1,941,357	0.9%
Energy - 2.9%			6,310,285	2.9%
Financials - 9.9%
GTP Acquisition Partners I LLC 3.482%, 06/16/2025 (C)		$730,000	709,699	0.3%
OTHER SECURITIES			20,524,758	9.6%
			21,234,457
Health care - 1.7%			3,729,833	1.7%
Industrials - 2.2%			4,728,424	2.2%
Information technology - 2.1%			4,554,356	2.1%
Materials - 1.3%
Ball Corp. 6.000%, 06/15/2029		735,000	750,562	0.4%
OTHER SECURITIES			1,927,854	0.9%
			2,678,416
Real estate - 0.9%			1,887,368	0.9%
Utilities - 4.7%			10,136,048	4.7%
TOTAL CORPORATE BONDS (Cost $63,897,196)			$63,280,779
MUNICIPAL BONDS - 1.7%
Philadelphia Authority for Industrial Development (Pennsylvania) 6.550%, 10/15/2028		675,000	719,150	0.3%
OTHER SECURITIES			2,900,489	1.4%
TOTAL MUNICIPAL BONDS (Cost $3,872,535)			$3,619,639
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8%
Commercial and residential - 9.4%			20,063,323	9.4%
Federal Home Loan Mortgage Corp. - 1.9%			4,040,018	1.9%
Federal National Mortgage Association - 1.5%
Series 2022-90, Class AY, 4.500%, 12/25/2041		640,000	620,041	0.3%

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
OTHER SECURITIES		$2,586,899	1.2%
		3,206,940
Government National Mortgage Association - 0.0%		49,125	0.0%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,284,219)		$27,359,406
ASSET BACKED SECURITIES - 10.9%
CIFC Funding, Ltd. Series 2017-2A, Class AR (3 month CME Term SOFR + 1.212%), 6.627%, 04/20/2030 (C)(D)	$806,741	806,098	0.4%
Sound Point CLO XXIX, Ltd. Series 2021-1A, Class A (3 month CME Term SOFR + 1.332%), 6.710%, 04/25/2034 (C)(D)	655,000	649,453	0.3%
Taco Bell Funding LLC Series 2021-1A, Class A2II, 2.294%, 08/25/2051 (C)	878,355	753,721	0.4%
Venture 42 CLO, Ltd. Series 2021-42A, Class A1A (3 month CME Term SOFR + 1.392%), 6.785%, 04/15/2034 (C)(D)	655,000	648,670	0.3%
OTHER SECURITIES		20,500,716	9.5%
TOTAL ASSET BACKED SECURITIES (Cost $23,908,832)		$23,358,658
SHORT-TERM INVESTMENTS - 3.9%
Short-term funds - 0.1%
John Hancock Collateral Trust, 5.3645% (E)(F)	23,452	234,527	0.1%
Repurchase agreement - 3.8%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-29-23 at 5.330% to be repurchased at $8,204,856 on 1-2-24, collateralized by $8,194,163 Government National Mortgage Association, 6.000% due 10-20-53 (valued at $8,364,001)	$8,200,000	8,200,000	3.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $8,434,543)		$8,434,527
Total Investments (Investment Quality Bond Trust) (Cost $290,521,030) - 127.0%		$272,378,322	127.0%
Other assets and liabilities, net - (27.0)%		(57,937,779)	(27.0%)
TOTAL NET ASSETS - 100.0%		$214,440,543	100.0%
Investment Quality Bond Trust (continued)
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
Security Abbreviations and Legend
CME	CME Group Published Rates
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $61,715,035 or 28.8% of the fund's net assets as of 12-31-23.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	34	Long	Mar 2024	$6,927,030	$7,001,078	$74,048
5-Year U.S. Treasury Note Futures	162	Long	Mar 2024	17,183,807	17,621,297	437,490
10-Year Canada Government Bond Futures	41	Short	Mar 2024	(3,677,843)	(3,842,406)	(164,563)
10-Year U.S. Treasury Note Futures	100	Short	Mar 2024	(10,961,597)	(11,289,063)	(327,466)
Euro-BTP Italian Government Bond Futures	7	Short	Mar 2024	(893,594)	(920,750)	(27,156)
Euro-Buxl Futures	7	Short	Mar 2024	(1,025,273)	(1,095,163)	(69,890)
German Euro BUND Futures	21	Short	Mar 2024	(3,100,469)	(3,181,163)	(80,694)
U.S. Treasury Long Bond Futures	17	Short	Mar 2024	(1,960,663)	(2,123,938)	(163,275)
Ultra 10-Year U.S. Treasury Note Futures	29	Short	Mar 2024	(3,268,638)	(3,422,453)	(153,815)
Ultra U.S. Treasury Bond Futures	81	Short	Mar 2024	(9,774,667)	(10,821,094)	(1,046,427)
						$(1,521,748)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	942,387	BRL	4,715,000	DB	3/20/2024	—	$(21,229)
USD	104,552	EUR	95,000	CITI	3/20/2024	—	(646)
USD	4,276,924	EUR	3,886,000	DB	3/20/2024	—	(26,217)
						—	$(48,092)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,185,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2041	$(10,983)	$576,959	$565,976
Centrally cleared	1,320,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2051	(7,700)	432,171	424,471
Centrally cleared	380,000	USD	Fixed 2.880%	USD Compounded SOFR	Annual	Annual	Mar 2053	4,360	33,668	38,028
Centrally cleared	1,105,000	USD	Fixed 2.970%	USD Compounded SOFR	Annual	Annual	Mar 2053	654	90,820	91,474
Centrally cleared	370,000	USD	Fixed 3.250%	USD Compounded SOFR	Annual	Annual	Jun 2053	(3,987)	12,776	8,789
								$(17,656)	$1,146,394	$1,128,738
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Federative Republic of Brazil	930,000	USD	$930,000	1.000%	Quarterly	Jun 2028	$42,285	$(36,592)	$5,693
Centrally cleared	CDX.EM.40	1,555,000	USD	1,555,000	1.000%	Quarterly	Dec 2028	73,916	(29,181)	44,735
				$2,485,000				$116,201	$(65,773)	$50,428
Derivatives Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
DB	Deutsche Bank AG
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT - 16.6%
U.S. Treasury Bills - 9.7%
5.365%, 01/09/2024	$64,072,000	$63,996,751	2.8%
5.375%, 01/25/2024	127,211,400	126,763,407	5.5%
5.432%, 01/23/2024	31,983,400	31,879,018	1.4%
		222,639,176
U.S. Treasury Notes - 6.9%
5.416%, (3 month USBMMY - 0.075%), 04/30/2024 (A)	109,153,800	109,113,360	4.8%
5.464%, (3 month USBMMY + 0.037%), 07/31/2024 (A)	48,848,500	48,842,872	2.1%
		157,956,232
TOTAL U.S. GOVERNMENT (Cost $380,595,408)		$380,595,408
U.S. GOVERNMENT AGENCY - 59.9%
Federal Agricultural Mortgage Corp. - 5.8%
5.211%, 07/15/2024	15,940,000	15,506,078	0.7%
5.631%, (Overnight SOFR + 0.140%), 01/21/2025 (A)	15,984,000	15,981,720	0.7%
5.642%, (Overnight SOFR + 0.150%), 01/06/2025 (A)	12,739,000	12,737,186	0.6%
5.678%, (Overnight SOFR + 0.200%), 12/18/2025 (A)	12,727,000	12,727,000	0.6%
OTHER SECURITIES		76,391,060	3.2%
		133,343,044
Federal Farm Credit Bank - 16.9%
4.780%, 04/16/2024	13,051,000	12,872,310	0.6%
5.362%, 01/25/2024	12,716,000	12,671,324	0.6%
5.366%, 01/30/2024	15,774,000	15,707,035	0.7%
5.371%, 01/11/2024	17,954,000	17,927,618	0.8%
5.390%, 01/03/2024	25,585,000	25,577,438	1.1%
5.403%, 02/07/2024	32,156,000	31,980,839	1.4%
5.432%, (Prime rate - 3.120%), 01/08/2024 (A)	21,665,000	21,665,095	1.0%
5.475%, (U.S. Federal Funds Effective Rate + 0.070%), 10/04/2024 (A)	13,238,000	13,238,000	0.6%
5.516%, (Overnight SOFR + 0.040%), 03/18/2024 (A)	13,297,000	13,297,000	0.6%
5.516%, (Prime rate - 3.085%), 08/08/2024 (A)	13,232,000	13,229,995	0.6%
OTHER SECURITIES		207,741,712	8.9%
		385,908,366
Federal Home Loan Bank - 33.1%
4.680%, 02/02/2024	19,665,000	19,583,194	0.9%
4.810%, 01/12/2024	13,058,000	13,038,808	0.6%
4.872%, 02/09/2024	13,069,000	13,001,324	0.6%
5.266%, 05/10/2024	16,295,000	16,295,000	0.7%
5.325%, 01/12/2024	12,824,000	12,803,134	0.6%
5.330%, 03/22/2024	16,046,000	15,853,568	0.7%
5.344%, 01/02/2024	19,188,000	19,185,191	0.8%
5.364%, 01/26/2024	19,294,000	19,223,376	0.8%
5.367%, 01/25/2024	16,034,000	15,977,614	0.7%
5.379%, 05/31/2024	16,078,000	15,727,995	0.7%
5.417%, 03/15/2024	16,003,000	15,829,150	0.7%
5.467%, 03/08/2024	14,985,000	14,976,889	0.7%
5.478%, 06/17/2024	19,190,000	18,718,054	0.8%
5.505%, (Overnight SOFR + 0.030%), 01/05/2024 (A)	19,205,000	19,205,000	0.8%
5.510%, (Overnight SOFR + 0.035%), 01/19/2024 (A)	16,005,000	16,005,000	0.7%
5.516%, (Overnight SOFR + 0.040%), 02/20/2024 (A)	16,055,000	16,055,000	0.7%
Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
5.516%, (Overnight SOFR + 0.040%), 01/26/2024 (A)	$12,815,000	$12,815,000	0.6%
5.516%, (Overnight SOFR + 0.040%), 01/23/2024 (A)	15,985,000	15,985,000	0.7%
5.516%, (Overnight SOFR + 0.040%), 02/02/2024 (A)	12,830,000	12,830,000	0.6%
5.521%, (Overnight SOFR + 0.045%), 03/26/2024 (A)	15,990,000	15,990,000	0.7%
5.521%, (Overnight SOFR + 0.045%), 02/22/2024 (A)	16,005,000	16,005,000	0.7%
5.526%, (Overnight SOFR + 0.050%), 03/26/2024 (A)	12,835,000	12,835,000	0.6%
5.526%, (Overnight SOFR + 0.050%), 03/08/2024 (A)	16,010,000	16,010,000	0.7%
5.552%, 05/07/2024	12,805,000	12,792,189	0.6%
5.574%, 08/26/2024	15,000,000	15,000,000	0.7%
5.593%, 09/13/2024	12,845,000	12,845,000	0.6%
5.642%, (Overnight SOFR + 0.165%), 06/26/2025 (A)	18,960,000	18,960,000	0.8%
5.684%, 11/06/2024	16,010,000	16,010,000	0.7%
OTHER SECURITIES		317,566,844	13.6%
		757,122,330
Federal Home Loan Mortgage Corp. - 1.4%
5.435%, 06/17/2024	13,000,000	13,000,000	0.6%
OTHER SECURITIES		20,578,786	0.8%
		33,578,786
Federal National Mortgage Association - 2.4%		54,370,169	2.4%
Tennessee Valley Authority - 0.3%		6,298,015	0.3%
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,370,620,710)		$1,370,620,710
CORPORATE BONDS - 0.2%
Private Export Funding Corp. - 0.2%		3,551,720	0.2%
TOTAL CORPORATE BONDS (Cost $3,551,720)		$3,551,720
REPURCHASE AGREEMENT - 23.0%
Barclays Tri-Party Repurchase Agreement dated 12-29-23 at 5.320% to be repurchased at $32,018,916 on 1-2-24, collateralized by $36,391,000 U.S. Treasury Notes, 1.250% due 6-30-28 (valued at $32,659,360)	32,000,000	32,000,000	1.4%

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENT (continued)
Repurchase Agreement with State Street Corp. dated 12-29-23 at 5.310% to be repurchased at $493,290,870 on 1-2-24, collateralized by $133,680,500 U.S. Treasury Inflation Indexed Notes, 0.125% due 7-15-26 (valued at $163,779,531) and $369,402,500 U.S. Treasury Notes, 0.625% due 7-15-26 (valued at $339,080,502)	$493,000,000	$493,000,000	21.6%
OTHER SECURITIES		104,000	0.0%
TOTAL REPURCHASE AGREEMENT (Cost $525,104,000)		$525,104,000
Total Investments (Money Market Trust) (Cost $2,279,871,838) - 99.7%		$2,279,871,838	99.7%
Other assets and liabilities, net - 0.3%		7,644,196	0.3%
TOTAL NET ASSETS - 100.0%		$2,287,516,034	100.0%
Security Abbreviations and Legend
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Opportunistic Fixed Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.8%
U.S. Treasury Inflation Protected Securities - 14.0%
0.750%, 02/15/2042	$2,859,423	$2,316,223	1.4%
1.125%, 01/15/2033	2,644,224	2,501,166	1.5%
1.375%, 07/15/2033	4,629,684	4,488,099	2.8%
1.625%, 10/15/2027 (A)	10,812,242	10,729,480	6.7%
2.375%, 10/15/2028	2,541,410	2,617,259	1.6%
		22,652,227
U.S. Treasury Notes - 0.1%		127,787	0.1%
Federal Home Loan Mortgage Corp. - 1.1%
5.000%, 04/01/2053	789,109	781,245	0.5%
5.500%, 10/01/2053	808,058	811,898	0.5%
OTHER SECURITIES		113,556	0.1%
		1,706,699
Federal National Mortgage Association - 21.6%
2.500%, TBA (B)	775,000	660,082	0.4%
4.000%, TBA (B)	499,000	471,730	0.3%
4.500%, TBA (B)	1,440,000	1,422,504	0.8%
5.000%, 11/01/2053	830,561	822,025	0.5%
5.000%, TBA (B)	2,953,000	2,923,469	1.8%
5.500%, TBA (B)	8,661,000	8,703,633	5.4%
6.000%, TBA (B)	5,191,000	5,273,733	3.3%
6.500%, TBA (B)	480,000	491,775	0.3%
7.000%, TBA (B)	12,863,000	13,266,461	8.2%
OTHER SECURITIES		825,437	0.6%
		34,860,849
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $58,836,732)		$59,347,562
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 40.5%
Angola - 0.1%			$175,597	0.1%
Australia - 2.5%
Commonwealth of Australia 1.750%, 06/21/2051	AUD	7,765,000	3,100,722	1.9%
Commonwealth of Australia 2.750%, 05/21/2041		1,690,000	935,675	0.6%
			4,036,397
Benin - 0.2%			242,710	0.2%
Brazil - 7.4%
Federative Republic of Brazil 9.758%, 07/01/2027 (C)	BRL	3,692,000	546,116	0.3%
Federative Republic of Brazil 10.000%, 01/01/2027 to 01/01/2033		52,655,000	10,815,211	6.7%
OTHER SECURITIES			543,965	0.4%
			11,905,292
Bulgaria - 0.1%			86,832	0.1%
Canada - 1.3%
Province of Ontario 2.000%, 12/01/2036	CAD	2,870,560	2,051,539	1.3%
Chile - 0.3%			505,409	0.3%
Colombia - 1.6%
Republic of Colombia 4.125%, 02/22/2042		$840,000	598,873	0.4%
Republic of Colombia 13.250%, 02/09/2033	COP	1,703,800,000	521,988	0.3%
OTHER SECURITIES			1,439,470	0.9%
			2,560,331
Czech Republic - 1.1%			1,735,849	1.1%
Dominican Republic - 1.0%
Government of the Dominican Republic 11.250%, 09/15/2035 (D)	DOP	84,000,000	1,551,671	1.0%
Ghana - 0.1%			156,563	0.1%
Greece - 0.7%
Republic of Greece, GDP-Linked Note 4.404%, 10/15/2042 (E)*	EUR	409,185,000	1,088,645	0.7%
Hungary - 0.7%
Republic of Hungary 1.625%, 04/28/2032		520,000	465,604	0.3%
OTHER SECURITIES			741,710	0.4%
			1,207,314
Iceland - 2.0%
Republic of Iceland 5.000%, 11/15/2028	ISK	433,770,000	2,913,869	1.8%
OTHER SECURITIES			330,610	0.2%
			3,244,479
Indonesia - 1.3%
Republic of Indonesia 7.500%, 08/15/2032 to 05/15/2038	IDR	6,544,000,000	451,070	0.3%
OTHER SECURITIES			1,603,814	1.0%
			2,054,884
Japan - 0.3%
Government of Japan 1.800%, 09/20/2053	JPY	68,100,000	497,805	0.3%
Malaysia - 1.0%			1,605,496	1.0%

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 2.6%
Government of Mexico 2.750%, 11/27/2031	MXN	22,400,231	$1,161,749	0.7%
Government of Mexico 7.500%, 05/26/2033		14,820,700	790,434	0.5%
Government of Mexico 10.563%, 07/10/2025 (C)		14,819,240	747,115	0.5%
OTHER SECURITIES			1,552,474	0.9%
			4,251,772
New Zealand - 4.5%
Government of New Zealand 2.750%, 05/15/2051	NZD	2,975,000	1,341,531	0.8%
Government of New Zealand, Inflation Linked Bond 3.170%, 09/20/2040		3,365,000	2,643,729	1.6%
Government of New Zealand, Inflation Linked Bond 3.203%, 09/20/2035		2,315,000	1,878,982	1.2%
Government of New Zealand, Inflation Linked Bond 3.904%, 09/20/2030		1,280,000	1,095,818	0.7%
OTHER SECURITIES			360,475	0.2%
			7,320,535
North Macedonia - 0.4%
Republic of North Macedonia 1.625%, 03/10/2028	EUR	470,000	448,571	0.3%
OTHER SECURITIES			161,444	0.1%
			610,015
Norway - 1.5%
Kingdom of Norway 1.250%, 09/17/2031 (D)	NOK	27,765,000	2,365,514	1.5%
Panama - 0.2%			329,921	0.2%
Peru - 0.7%			1,128,757	0.7%
Poland - 0.7%			1,199,028	0.7%
Romania - 0.7%			1,179,542	0.7%
Serbia - 0.1%			81,391	0.1%
Slovakia - 0.1%			217,136	0.1%
South Africa - 1.2%			1,916,052	1.2%
South Korea - 2.4%
Republic of Korea, Inflation Linked Bond 1.125%, 06/10/2030	KRW	3,153,749,840	2,522,522	1.6%
Republic of Korea, Inflation Linked Bond 1.750%, 06/10/2028		1,638,763,138	1,354,252	0.8%
			3,876,774
Sweden - 2.5%
Kingdom of Sweden, Inflation Linked Bond 0.150%, 06/01/2039	SEK	5,550,000	614,569	0.4%
Kingdom of Sweden, Inflation Linked Bond 0.165%, 06/01/2032		26,820,000	3,389,063	2.1%
			4,003,632
Thailand - 0.8%			1,342,975	0.8%
Turkey - 0.2%			264,196	0.2%
Uruguay - 0.2%			402,507	0.2%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $68,171,807)			$65,196,560
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 16.2%
Australia - 0.0%			$79,783	0.0%
Canada - 1.0%			1,604,515	1.0%
Cayman Islands - 0.1%			168,729	0.1%
Chile - 0.4%			708,030	0.4%
China - 0.0%			63,025	0.0%
Cyprus - 0.1%			120,646	0.1%
Denmark - 0.1%			180,630	0.1%
Finland - 0.3%
Nokia OYJ 6.625%, 05/15/2039		$556,000	549,895	0.3%
			549,895
France - 1.4%
Valeo SE 1.000%, 08/03/2028	EUR	500,000	483,676	0.3%
OTHER SECURITIES			1,739,766	1.1%
			2,223,442
Germany - 0.3%			456,852	0.3%
Gibraltar - 0.1%			210,233	0.1%
Greece - 0.1%			107,867	0.1%
Ireland - 0.1%			137,353	0.1%
Italy - 0.5%
Assicurazioni Generali SpA 2.429%, 07/14/2031		600,000	577,339	0.4%
OTHER SECURITIES			224,485	0.1%
			801,824
Japan - 0.1%			146,161	0.1%
Luxembourg - 0.2%			254,245	0.2%
Malta - 0.1%			136,881	0.1%
Mexico - 0.1%			168,469	0.1%
Netherlands - 0.5%
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 05/09/2030		460,000	475,712	0.3%
OTHER SECURITIES			354,417	0.2%
			830,129
Romania - 0.1%			116,060	0.1%
Singapore - 0.1%			208,936	0.1%
Spain - 0.1%			204,783	0.1%
Supranational - 0.1%			93,355	0.1%
Switzerland - 0.4%			580,867	0.4%
United Kingdom - 0.2%			328,484	0.2%
United States - 9.7%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (D)		$490,000	463,664	0.3%
OTHER SECURITIES			15,183,249	9.4%
			15,646,913
TOTAL CORPORATE BONDS (Cost $26,175,507)			$26,128,107
CONVERTIBLE BONDS - 5.6%
Canada - 0.1%			103,730	0.1%
China - 0.2%			382,375	0.2%
Italy - 0.1%			90,981	0.1%
Luxembourg - 0.0%			5,150	0.0%
Singapore - 0.2%			409,605	0.2%

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CONVERTIBLE BONDS (continued)
United States - 5.0%
Snap, Inc. 0.125%, 03/01/2028	$650,000	$508,300	0.3%
OTHER SECURITIES		7,477,008	4.7%
		7,985,308
TOTAL CONVERTIBLE BONDS (Cost $9,797,869)		$8,977,149
MUNICIPAL BONDS - 0.2%		320,329	0.2%
TOTAL MUNICIPAL BONDS (Cost $374,173)		$320,329
TERM LOANS (F) - 2.3%
Luxembourg - 0.1%		237,684	0.1%
Netherlands - 0.1%		147,388	0.1%
Sweden - 0.1%		170,652	0.1%
United States - 2.0%		3,196,699	2.0%
TOTAL TERM LOANS (Cost $3,794,585)		$3,752,423
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.7%
United States - 3.7%
Federal Home Loan Mortgage Corp. Series 2022-HQA1, Class M2 (30 day Average SOFR + 5.250%), 10.587%, 03/25/2042 (D)(G)	560,000	597,184	0.4%
OTHER SECURITIES		5,325,417	3.3%
		5,922,601
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,834,016)		$5,922,601
ASSET BACKED SECURITIES - 3.0%
Cayman Islands - 1.5%		2,429,031	1.5%
United States - 1.5%		2,405,557	1.5%
TOTAL ASSET BACKED SECURITIES (Cost $4,958,044)		$4,834,588
COMMON STOCKS - 0.0%
United Kingdom - 0.0%		22,737	0.0%
TOTAL COMMON STOCKS (Cost $79,464)		$22,737
PREFERRED SECURITIES - 0.6%
United States - 0.6%		1,027,117	0.6%
TOTAL PREFERRED SECURITIES (Cost $994,705)		$1,027,117
SHORT-TERM INVESTMENTS - 10.3%
Short-term funds - 10.3%
John Hancock Collateral Trust, 5.3645% (H)(I)	189,122	1,891,256	1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (H)	14,691,207	14,691,207	9.1%
		16,582,463
TOTAL SHORT-TERM INVESTMENTS (Cost $16,582,497)		$16,582,463
Total Investments (Opportunistic Fixed Income Trust) (Cost $195,599,399) - 119.2%		$192,111,636	119.2%
Other assets and liabilities, net - (19.2)%		(30,968,505)	(19.2%)
TOTAL NET ASSETS - 100.0%		$161,143,131	100.0%
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SALE COMMITMENTS OUTSTANDING - (2.6)%
Federal National Mortgage Association - (2.0)%
3.500%, TBA (B)	$(140,000)	$(128,516)	(0.1%)
4.000%, TBA (B)	(499,000)	(471,730)	(0.3%)
4.500%, TBA (B)	(55,000)	(53,359)	(0.0%)
4.000%, TBA (B)	(631,000)	(597,182)	(0.4%)
4.500%, TBA (B)	(1,042,000)	(1,036,382)	(0.6%)
6.000%, TBA (B)	(996,000)	(1,011,874)	(0.6%)
		(3,299,043)
Government National Mortgage Association - (0.6)%
4.500%, TBA (B)	(970,000)	(946,980)	(0.6%)
		(946,980)
TOTAL SALE COMMITMENTS OUTSTANDING (Proceeds received $4,190,994)		$(4,246,023)
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
Security Abbreviations and Legend
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $29,517,254 or 18.3% of the fund's net assets as of 12-31-23.
(E)	Non-income producing security.
(F)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(G)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(H)	The rate shown is the annualized seven-day yield as of 12-31-23.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	61	Long	Mar 2024	$4,742,503	$4,851,483	$108,980
10-Year U.S. Treasury Note Futures	149	Long	Mar 2024	16,479,361	16,820,703	341,342
2-Year U.S. Treasury Note Futures	157	Long	Mar 2024	32,018,262	32,328,508	310,246
5-Year Canada Government Bond Futures	10	Long	Mar 2024	836,035	850,458	14,423
5-Year U.S. Treasury Note Futures	210	Long	Mar 2024	22,555,508	22,842,421	286,913
Euro SCHATZ Futures	2	Long	Mar 2024	234,597	235,241	644
Ultra 10-Year U.S. Treasury Note Futures	2	Long	Mar 2024	225,483	236,031	10,548
10-Year Canada Government Bond Futures	29	Short	Mar 2024	(2,661,632)	(2,717,799)	(56,167)
10-Year Japan Government Bond Futures	7	Short	Mar 2024	(7,265,669)	(7,283,475)	(17,806)
Euro-BTP Italian Government Bond Futures	26	Short	Mar 2024	(3,325,320)	(3,419,927)	(94,607)
Euro-Buxl Futures	30	Short	Mar 2024	(4,407,259)	(4,693,215)	(285,956)
Euro-OAT Futures	11	Short	Mar 2024	(1,553,777)	(1,596,985)	(43,208)
German Euro BOBL Futures	3	Short	Mar 2024	(390,984)	(395,038)	(4,054)
German Euro BUND Futures	1	Short	Mar 2024	(147,641)	(151,484)	(3,843)
U.S. Treasury Long Bond Futures	24	Short	Mar 2024	(2,779,268)	(2,998,500)	(219,232)
Ultra U.S. Treasury Bond Futures	3	Short	Mar 2024	(396,620)	(400,781)	(4,161)
						$344,062

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	65,000	USD	44,612	CITI	1/31/2024	—	$(278)
AUD	1,886,000	USD	1,277,744	GSI	1/31/2024	$8,628	—
BRL	41,069,000	USD	8,388,276	GSI	1/3/2024	66,309	—
BRL	41,069,000	USD	8,483,052	MSI	1/3/2024	—	(28,465)
BRL	1,254,000	USD	253,092	GSI	3/4/2024	3,505	—
BRL	375,000	USD	76,671	HSBC	3/4/2024	62	—
BRL	69,000	USD	13,930	MSI	3/4/2024	189	—
CAD	2,365,000	USD	1,774,253	BARC	1/31/2024	11,318	—
CAD	1,372,000	USD	1,033,209	MSI	1/31/2024	2,649	—
CAD	115,000	USD	84,823	BARC	3/20/2024	2,057	—
CLP	193,277,000	USD	223,718	CITI	1/31/2024	—	(4,725)
CNY	1,149,000	USD	160,690	GSI	3/20/2024	1,418	—
COP	3,018,305,000	USD	757,595	JPM	1/31/2024	16,851	—
COP	336,587,000	USD	83,438	SSB	3/20/2024	2,093	—
CZK	560,000	USD	24,977	CITI	3/20/2024	13	—
EUR	1,168,000	USD	1,280,419	BARC	1/31/2024	10,407	—
EUR	105,000	USD	116,881	CITI	1/31/2024	—	(839)
EUR	91,000	USD	100,297	BOA	3/20/2024	471	—
EUR	240,000	USD	260,028	CITI	3/20/2024	5,735	—
EUR	64,000	USD	69,063	GSI	3/20/2024	1,807	—
EUR	87,000	USD	95,060	MSI	3/20/2024	1,279	—
GBP	2,022,000	USD	2,565,803	BARC	1/31/2024	11,932	—
GBP	41,000	USD	52,169	JPM	3/20/2024	111	—
HUF	659,789,000	USD	1,882,315	MSI	1/31/2024	12,176	—
HUF	44,500,000	USD	127,789	BOA	3/20/2024	—	(609)
HUF	50,465,000	USD	144,285	GSI	3/20/2024	—	(57)
HUF	16,200,000	USD	46,577	JPM	3/20/2024	—	(277)
HUF	11,500,000	USD	32,919	MSI	3/20/2024	—	(52)
IDR	27,555,537,000	USD	1,774,857	SCB	1/31/2024	15,178	—
IDR	1,911,000,000	USD	123,466	DB	3/20/2024	640	—
IDR	469,000,000	USD	30,399	GSI	3/20/2024	59	—
IDR	7,935,389,000	USD	505,922	JPM	3/20/2024	9,425	—
IDR	1,765,000,000	USD	114,376	MSI	3/20/2024	249	—
INR	10,355,000	USD	123,841	DB	3/20/2024	159	—
INR	11,167,000	USD	133,593	GSI	3/20/2024	131	—
INR	4,990,000	USD	59,915	JPM	3/20/2024	—	(160)
JPY	71,957,000	USD	507,456	BARC	1/31/2024	4,963	—
JPY	940,824,000	USD	6,552,483	MSI	1/31/2024	147,305	—
KRW	2,421,230,000	USD	1,855,932	JPM	1/31/2024	16,106	—
The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
KZT	12,800,000	USD	27,509	BOA	2/7/2024	$351	—
KZT	10,900,000	USD	23,406	BOA	2/9/2024	307	—
KZT	23,500,000	USD	49,370	GSI	2/14/2024	1,689	—
MXN	5,570,000	USD	320,982	BARC	1/24/2024	5,941	—
MXN	5,570,000	USD	320,493	MSI	1/24/2024	6,430	—
MXN	7,780,000	USD	444,448	CITI	3/13/2024	8,552	—
MXN	960,000	USD	54,316	BARC	3/20/2024	1,517	—
MXN	1,260,000	USD	73,577	CITI	3/20/2024	—	$(297)
MXN	550,000	USD	31,980	HSBC	3/20/2024	8	—
MXN	9,710,000	USD	550,142	MSI	5/6/2024	10,152	—
MXN	11,140,000	USD	620,890	GSI	7/24/2024	13,462	—
MXN	3,345,000	USD	183,137	CITI	9/13/2024	5,734	—
MXN	4,435,000	USD	240,405	HSBC	9/13/2024	10,011	—
MXN	9,710,000	USD	508,963	CITI	11/6/2024	34,590	—
MYR	1,855,000	USD	398,282	HSBC	3/20/2024	8,555	—
NOK	37,388,000	USD	3,654,728	CITI	1/31/2024	27,759	—
NZD	2,065,000	USD	1,294,691	MSI	1/31/2024	10,838	—
NZD	140,000	USD	85,665	GSI	3/20/2024	2,853	—
NZD	170,000	USD	106,868	JPM	3/20/2024	619	—
PHP	9,540,000	USD	171,668	JPM	3/20/2024	645	—
PLN	2,867,000	USD	731,191	BARC	1/31/2024	—	(2,813)
PLN	3,960,000	USD	1,006,306	GSI	3/20/2024	—	(935)
RON	1,164,000	USD	256,326	BOA	3/20/2024	1,709	—
RON	205,000	USD	45,491	GSI	3/20/2024	—	(46)
SEK	17,270,000	USD	1,695,048	BARC	1/31/2024	19,121	—
SGD	105,000	USD	79,805	BARC	3/20/2024	37	—
THB	32,833,000	USD	925,499	BARC	3/20/2024	42,820	—
THB	1,490,000	USD	42,896	GSI	3/20/2024	1,047	—
TRY	3,701,000	USD	122,264	BARC	1/31/2024	55	—
TRY	4,439,000	USD	139,941	BARC	3/20/2024	203	—
TRY	9,440,000	USD	300,177	GSI	3/20/2024	—	(2,145)
USD	3,744,482	AUD	5,527,000	GSI	1/31/2024	—	(25,285)
USD	52,645	AUD	80,000	JPM	3/20/2024	—	(1,997)
USD	8,483,052	BRL	41,069,000	GSI	1/3/2024	28,464	—
USD	8,345,661	BRL	41,069,000	MSI	1/3/2024	—	(108,925)
USD	8,352,960	BRL	41,069,000	GSI	2/2/2024	—	(87,915)
USD	85,233	BRL	415,000	CITI	3/4/2024	315	—
USD	426,701	BRL	2,104,000	GSI	3/4/2024	—	(3,825)
USD	5,291,251	CAD	7,053,000	BARC	1/31/2024	—	(33,753)
USD	136,519	CAD	185,000	BARC	3/20/2024	—	(3,246)
USD	1,910,594	CHF	1,648,000	CITI	1/31/2024	—	(54,370)
USD	12,590	CLP	11,150,000	BOA	3/20/2024	—	(11)
USD	12,727	CLP	11,150,000	HSBC	3/20/2024	126	—
USD	780,689	CNY	5,565,000	HSBC	1/31/2024	—	(1,731)
USD	201,710	COP	820,595,000	CITI	3/20/2024	—	(6,813)
USD	53,506	COP	215,200,000	GSI	3/20/2024	—	(1,179)
USD	103,864	COP	413,700,000	SSB	3/20/2024	—	(1,263)
USD	679,896	CZK	15,238,000	MSI	1/31/2024	—	(864)
USD	161,782	CZK	3,624,000	HSBC	3/20/2024	62	—
USD	53,544	CZK	1,220,000	MSI	3/20/2024	—	(898)
USD	84,445	EUR	77,000	GSI	1/9/2024	—	(579)
USD	8,489,779	EUR	7,744,386	BARC	1/31/2024	—	(69,005)
USD	758,893	EUR	687,000	BARC	3/20/2024	—	(1,853)
USD	50,427	EUR	46,000	GSI	3/20/2024	—	(511)
USD	29,886	EUR	27,000	MSI	3/20/2024	—	(12)
USD	697,036	GBP	549,000	BARC	1/31/2024	—	(2,853)
USD	157,740	GBP	124,000	CITI	1/31/2024	—	(341)
USD	163,319	GBP	128,000	GSI	3/20/2024	102	—
USD	259,770	HKD	2,026,000	BARC	1/31/2024	151	—
USD	69,689	HUF	25,100,000	GSI	3/20/2024	—	(2,047)
USD	52,580	HUF	18,800,000	JPM	3/20/2024	—	(1,150)
USD	821,026	INR	68,366,000	CITI	1/31/2024	518	—
USD	492,865	JPY	70,767,000	MSI	1/31/2024	—	(11,080)
USD	3,804,565	KRW	4,963,397,000	JPM	1/31/2024	—	(33,017)
USD	26,029	KZT	12,800,000	GSI	2/7/2024	—	(1,830)
USD	22,154	KZT	10,900,000	GSI	2/9/2024	—	(1,558)
The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	50,107	KZT	23,500,000	BOA	2/14/2024	—	$(953)
USD	640,083	MXN	11,140,000	GSI	1/24/2024	—	(13,763)
USD	1,215,164	MXN	20,884,000	JPM	1/31/2024	—	(9,212)
USD	188,930	MXN	3,345,000	CITI	3/13/2024	—	(5,837)
USD	247,973	MXN	4,435,000	HSBC	3/13/2024	—	(10,260)
USD	500,876	MXN	8,867,000	BOA	3/20/2024	—	(14,823)
USD	500,579	MXN	8,867,000	BARC	3/20/2024	—	(15,120)
USD	37,278	MXN	640,000	GSI	3/20/2024	$56	—
USD	74,083	MXN	1,300,000	JPM	3/20/2024	—	(1,524)
USD	524,581	MXN	9,710,000	CITI	5/6/2024	—	(35,712)
USD	311,478	MXN	5,570,000	BARC	7/24/2024	—	(5,698)
USD	310,991	MXN	5,570,000	MSI	7/24/2024	—	(6,185)
USD	431,367	MXN	7,780,000	CITI	9/13/2024	—	(7,921)
USD	534,308	MXN	9,710,000	MSI	11/6/2024	—	(9,247)
USD	4,479,550	NOK	45,999,000	CITI	1/31/2024	—	(51,068)
USD	1,313,823	NZD	2,065,000	BARC	1/31/2024	8,294	—
USD	7,005,752	NZD	11,174,000	MSI	1/31/2024	—	(58,646)
USD	189,574	NZD	310,000	MSI	3/20/2024	—	(6,432)
USD	200,181	PEN	754,000	BOA	3/20/2024	—	(3,152)
USD	64,961	PEN	245,000	CITI	3/20/2024	—	(1,109)
USD	66,693	PEN	251,000	DB	3/20/2024	—	(995)
USD	1,443,042	PHP	80,731,000	BARC	1/31/2024	—	(15,143)
USD	156,339	PHP	8,710,000	BOA	3/20/2024	—	(982)
USD	50,955	PHP	2,840,000	JPM	3/20/2024	—	(341)
USD	955,773	PLN	3,786,000	MSI	1/31/2024	—	(6,083)
USD	84,703	PLN	335,000	BOA	3/20/2024	—	(347)
USD	48,454	PLN	195,000	BARC	3/20/2024	—	(1,052)
USD	117,224	RON	541,000	CITI	3/20/2024	—	(2,704)
USD	3,750,110	SEK	38,208,000	BARC	1/31/2024	—	(42,302)
USD	3,061,258	SEK	30,624,000	CITI	1/31/2024	21,611	—
USD	1,888,826	SGD	2,513,000	MSI	1/31/2024	—	(17,794)
USD	16,408	THB	560,000	BARC	3/20/2024	—	(108)
USD	71,604	TRY	2,156,000	GSI	1/31/2024	348	—
USD	209,706	TRY	6,638,000	GSI	3/20/2024	137	—
USD	34,708	UYU	1,362,000	CITI	1/16/2024	117	—
USD	87,897	UYU	3,406,000	DB	1/16/2024	1,396	—
USD	52,462	UYU	2,044,000	HSBC	1/16/2024	551	—
USD	88,162	UYU	3,545,000	HSBC	4/15/2024	334	—
USD	88,647	UYU	3,545,000	CITI	5/13/2024	1,254	—
USD	1,570,967	ZAR	29,232,000	HSBC	1/31/2024	—	(23,333)
USD	60,855	ZAR	1,118,000	BARC	3/20/2024	144	—
USD	114,704	ZAR	2,210,000	GSI	3/20/2024	—	(5,306)
USD	25,893	ZAR	480,000	HSBC	3/20/2024	—	(173)
ZAR	1,080,000	USD	58,545	MSI	3/20/2024	102	—
						$632,312	$(872,934)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	6,855,000	CAD	CAD CORRA Compounded OIS	Fixed 4.500%	Semi-Annual	Semi-Annual	Sep 2025	$(2,831)	$37,933	$35,102
Centrally cleared	52,320,000	MXN	MXN TIIE Banxico	Fixed 7.840%	Monthly	Monthly	Mar 2027	1,598	(105,072)	(103,474)
Centrally cleared	8,500,000	NZD	NZD BBR FRA	Fixed 2.660%	Semi-Annual	Quarterly	Mar 2027	(13,729)	(217,626)	(231,355)
Centrally cleared	6,540,000	NZD	NZD BBR FRA	Fixed 2.750%	Semi-Annual	Quarterly	Mar 2027	4,571	(170,465)	(165,894)
Centrally cleared	39,115,000	MXN	MXN TIIE Banxico	Fixed 8.840%	Monthly	Monthly	Jun 2028	(2,653)	15,324	12,671
Centrally cleared	55,310,000	MXN	MXN TIIE Banxico	Fixed 9.053%	Monthly	Monthly	Jun 2028	—	44,047	44,047
Centrally cleared	4,000,000	AUD	AUD BBR BBSW	Fixed 4.190%	Semi-Annual	Semi-Annual	Sep 2028	(546)	31,310	30,764
Centrally cleared	24,530,000	CNY	Fixed 2.445%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(29,626)	(29,626)
Centrally cleared	9,355,000	CNY	Fixed 2.468%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(12,641)	(12,641)
Centrally cleared	15,265,000	CNY	Fixed 2.467%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(20,502)	(20,502)
Centrally cleared	12,020,000	CNY	Fixed 2.400%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(11,336)	(11,336)
The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	12,025,000	CNY	Fixed 2.362%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	$(8,447)	$(8,447)
Centrally cleared	2,360,000	CAD	CAD CORRA Compounded OIS	Fixed 3.910%	Semi-Annual	Semi-Annual	Dec 2028	$(443)	63,519	63,076
Centrally cleared	6,320,000	PLN	Fixed 4.309%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2028	—	6,849	6,849
Centrally cleared	5,100,000	PLN	Fixed 4.398%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2028	—	450	450
Centrally cleared	17,445,000	MXN	MXN TIIE Banxico	Fixed 6.940%	Monthly	Monthly	Sep 2031	(241)	(90,631)	(90,872)
Centrally cleared	16,930,000	MXN	MXN TIIE Banxico	Fixed 8.852%	Monthly	Monthly	Dec 2033	—	25,874	25,874
Centrally cleared	3,620,000	ILS	Fixed 3.850%	ILS TELBOR Reuters	Annual	Quarterly	Mar 2034	—	(12,276)	(12,276)
Centrally cleared	3,585,000	ILS	Fixed 3.905%	ILS TELBOR Reuters	Annual	Quarterly	Mar 2034	—	(16,637)	(16,637)
Centrally cleared	1,212,830,000	KRW	Fixed 3.493%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Mar 2034	—	(43,446)	(43,446)
Centrally cleared	1,212,830,000	KRW	Fixed 3.460%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Mar 2034	—	(40,737)	(40,737)
Centrally cleared	645,000	CAD	Fixed 3.873%	CAD CORRA Compounded OIS	Semi-Annual	Semi-Annual	Dec 2053	—	(86,353)	(86,353)
Centrally cleared	645,000	CAD	Fixed 3.866%	CAD CORRA Compounded OIS	Semi-Annual	Semi-Annual	Dec 2053	—	(85,689)	(85,689)
								$(14,274)	$(726,178)	$(740,452)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Federative Republic of Brazil	585,000	USD	$585,000	1.000%	Quarterly	Dec 2026	$21,215	$(26,576)	$(5,361)
BARC	Federative Republic of Brazil	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	12,744	(5,981)	6,763
BARC	Republic of Chile	1,445,000	USD	1,445,000	1.000%	Quarterly	Dec 2028	(23,637)	(10,102)	(33,739)
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	22,420	(10,381)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	21,110	(9,071)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	20,598	(8,559)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	21,139	(9,100)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Jun 2024	13,855	(1,816)	12,039
BARC	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(3,031)	(3,844)	(6,875)
BARC	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(5,794)	(1,081)	(6,875)
BARC	United Mexican States	535,000	USD	535,000	1.000%	Quarterly	Dec 2028	1,043	(4,114)	(3,071)
BARC	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	327	(3,197)	(2,870)
BARC	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Jun 2024	(2,774)	(96)	(2,870)
BOA	Federative Republic of Brazil	2,345,000	USD	2,345,000	1.000%	Quarterly	Dec 2027	119,953	(123,585)	(3,632)
BOA	Federative Republic of Brazil	620,000	USD	620,000	1.000%	Quarterly	Dec 2027	31,814	(32,774)	(960)
BOA	Republic of South Africa	580,000	USD	580,000	1.000%	Quarterly	Dec 2028	37,548	(11,791)	25,757
BOA	Republic of South Africa	1,650,000	USD	1,650,000	1.000%	Quarterly	Dec 2028	100,155	(26,880)	73,275
CITI	Federative Republic of Brazil	485,000	USD	485,000	1.000%	Quarterly	Dec 2027	25,277	(26,028)	(751)
GSI	Government of Malaysia	2,075,000	USD	2,075,000	1.000%	Quarterly	Dec 2028	(49,554)	(6,644)	(56,198)
GSI	Government of Malaysia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(12,908)	(634)	(13,542)
GSI	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	17,114	(5,075)	12,039
GSI	Republic of Indonesia	1,145,000	USD	1,145,000	1.000%	Quarterly	Dec 2028	(5,944)	(9,800)	(15,744)
GSI	Republic of Indonesia	1,540,000	USD	1,540,000	1.000%	Quarterly	Dec 2028	(16,522)	(4,653)	(21,175)
GSI	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(5,378)	(1,497)	(6,875)
GSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	31,493	(9,289)	22,204
GSI	Republic of the Philippines	800,000	USD	800,000	1.000%	Quarterly	Dec 2028	(7,295)	(6,523)	(13,818)
GSI	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	542	(3,412)	(2,870)
JPM	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	31,399	(9,195)	22,204
The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPM	Republic of South Africa	500,000	USD	$500,000	1.000%	Quarterly	Dec 2028	$28,778	$(6,574)	$22,204
MSI	Government of Japan	9,570,000	USD	9,570,000	1.000%	Quarterly	Dec 2024	(67,804)	(23,441)	(91,245)
MSI	Federative Republic of Brazil	2,495,000	USD	2,495,000	1.000%	Quarterly	Dec 2028	72,783	(39,033)	33,750
MSI	People's Republic of China	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(9,173)	(115)	(9,288)
MSI	Republic of Chile	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(8,625)	(3,049)	(11,674)
MSI	Republic of Colombia	10,000	USD	10,000	1.000%	Quarterly	Dec 2028	486	(245)	241
MSI	Republic of Peru	2,890,000	USD	2,890,000	1.000%	Quarterly	Dec 2028	(26,685)	(13,349)	(40,034)
MSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	29,907	(7,703)	22,204
MSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Jun 2024	23,259	(1,055)	22,204
MSI	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(218)	(2,652)	(2,870)
MSI	United Mexican States	1,550,000	USD	1,550,000	1.000%	Quarterly	Dec 2028	(1,694)	(7,203)	(8,897)
MSI	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(1,097)	(1,773)	(2,870)
				$41,820,000				$436,826	$(477,890)	$(41,064)
Centrally cleared	CDX.EM.40	24,060,000	USD	24,060,000	1.000%	Quarterly	Dec 2028	1,146,483	(454,258)	692,225
Centrally cleared	CDX.EM.IG.40	3,090,000	USD	3,090,000	1.000%	Quarterly	Dec 2028	(40,542)	(5,930)	(46,472)
Centrally cleared	CDX.NA.HY.41	1,445,400	USD	1,445,400	5.000%	Quarterly	Dec 2028	(62,608)	(24,333)	(86,941)
Centrally cleared	CDX.NA.IG.41	14,770,000	USD	14,770,000	1.000%	Quarterly	Dec 2028	(238,756)	(53,983)	(292,739)
Centrally cleared	iTraxx Europe Crossover Series 40 Version 1	1,380,000	EUR	1,506,507	5.000%	Quarterly	Dec 2028	(75,763)	(47,655)	(123,418)
Centrally cleared	iTraxx Europe Senior Financials Series 40 Version 1	3,870,000	EUR	4,210,543	1.000%	Quarterly	Dec 2028	(41,611)	(24,911)	(66,522)
Centrally cleared	iTraxx Europe Series 40 Version 1	2,840,000	EUR	3,099,797	1.000%	Quarterly	Dec 2028	(49,772)	(12,294)	(62,066)
Centrally cleared	iTraxx Europe Sub Financials Series 40 Version 1	2,445,000	EUR	2,649,029	1.000%	Quarterly	Dec 2028	54,577	(27,712)	26,865
				$54,831,276				$692,008	$(651,076)	$40,932
				$96,651,276				$1,128,834	$(1,128,966)	$(132)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BOA	Anglo American Capital PLC	1.498%	260,000	EUR	$284,869	5.000%	Quarterly	Dec 2028	$44,546	$1,569	$46,115
BOA	Anglo American Capital PLC	1.498%	260,000	EUR	285,675	5.000%	Quarterly	Dec 2028	44,325	1,790	46,115
GSI	CMBX.NA.BBB-.14	7.355%	25,000	USD	25,000	3.000%	Monthly	Dec 2072	(4,109)	(880)	(4,989)
					$595,544				$84,762	$2,479	$87,241
Centrally cleared	CDX.NA.HY.41	3.559%	277,200	USD	277,200	5.000%	Quarterly	Dec 2028	9,248	7,426	16,674
					$277,200				$9,248	$7,426	$16,674
					$872,744				$94,010	$9,905	$103,915
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid Leveraged Loan Index	1-Day USD Compounded SOFR	At Maturity	USD	1,375,000	Dec 2028	GSI	—	$(15,978)	$(15,978)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	3,450,000	Jun 2024	JPM	—	(81,284)	(81,284)
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	3,890,000	Jun 2024	JPM	—	(126,639)	(126,639)
The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,560,000	Mar 2024	MSI	—	$(97,254)	$(97,254)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	2,420,000	Mar 2024	MSI	—	(201,625)	(201,625)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	6,110,000	Dec 2028	MSI	—	(148,984)	(148,984)
Pay	iBoxx $ Liquid Leveraged Loan Index	1-Day USD Compounded SOFR	At Maturity	USD	1,225,000	Dec 2028	MSI	—	(14,235)	(14,235)
								—	$(685,999)	$(685,999)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative. The total return of the reference asset is paid out at maturity while the floating rate is paid on a quarterly basis until maturity.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	2,970,000	USD	$2,970,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$(16,616)	$(16,616)
BARC	2,990,000	USD	2,990,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(16,728)	(16,728)
BARC	5,640,000	USD	5,640,000	Fixed 3.147%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(4,455)	(4,455)
BOA	500,000	USD	500,000	Fixed 1.635%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	—	123,914	123,914
CITI	440,000	USD	440,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	$(38)	(2,745)	(2,783)
CITI	780,000	USD	780,000	Fixed 2.578%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2051	—	27,482	27,482
JPM	1,700,000	USD	1,700,000	Fixed 1.830%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	(38,544)	389,671	351,127
			$15,020,000						$(38,582)	$500,523	$461,941
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivatives Abbreviations
BARC	Barclays Bank PLC
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CNREPOFIX	China Fixing Repo Rate
CORRA	Canadian Overnight Repo Rate Average
CPI	Consumer Price Index
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPM	JPMorgan Chase Bank, N.A.
KSDA	Korea Securities Dealers Association
MSI	Morgan Stanley & Co. International PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SCB	Standard Chartered Bank
SOFR	Secured Overnight Financing Rate
SSB	State Street Bank and Trust Company
TELBOR	Tel Aviv Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
WIBOR	Warsaw Interbank Offered Rate
See Notes to financial statements regarding investment transactions and other derivatives information.
Select Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 56.4%
U.S. Treasury Bonds - 13.2%
2.250%, 02/15/2052	$31,952,000	$22,149,226	0.4%
2.500%, 02/15/2045	83,239,000	63,030,782	1.1%
3.000%, 08/15/2052	67,582,000	55,266,765	0.9%
3.375%, 08/15/2042 to 11/15/2048	48,236,000	42,360,809	0.7%
4.000%, 11/15/2042	230,551,000	224,057,748	3.7%
4.125%, 08/15/2053	188,045,000	190,072,360	3.2%
4.750%, 11/15/2043	181,298,000	194,470,433	3.2%
		791,408,123
U.S. Treasury Notes - 8.3%
4.375%, 11/30/2028 to 11/30/2030	397,145,000	407,941,108	6.8%
4.500%, 11/15/2033	85,683,000	89,953,762	1.5%
		497,894,870
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. - 11.1%
2.000%, 06/01/2036 to 03/01/2052	$73,929,215	$62,242,317	1.0%
2.500%, 08/01/2051 to 12/01/2051	37,074,348	31,960,858	0.6%
3.000%, 03/01/2043 to 12/01/2049	86,691,378	78,518,264	1.3%
3.500%, 04/01/2044 to 04/01/2052	107,879,550	100,386,535	1.7%
4.000%, 08/01/2037 to 05/01/2052	48,480,327	47,435,597	0.7%
4.000%, 05/01/2052 to 04/01/2053 (A)	37,727,906	35,767,301	0.6%
4.500%, 12/01/2037 to 04/01/2053	103,751,265	101,824,908	1.7%
5.000%, 09/01/2052 to 10/01/2053	163,194,817	162,254,654	2.7%

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
5.500%, 09/01/2052 to 07/01/2053	$47,717,745	$48,453,341	0.8%
		668,843,775
Federal National Mortgage Association - 23.8%
2.000%, 06/01/2036 to 07/01/2051	79,844,980	70,387,652	1.2%
2.500%, 08/01/2035 to 03/01/2052	228,180,442	199,285,080	3.4%
3.000%, 03/01/2033 to 02/01/2052	192,278,359	174,024,170	2.9%
3.500%, 06/01/2042 to 04/01/2052	147,473,676	138,158,522	2.2%
4.000%, 09/01/2037 to 09/01/2052	323,535,314	312,005,832	5.1%
4.000%, TBA (A)	89,511,000	84,713,730	1.4%
4.500%, 11/01/2037 to 05/01/2053	206,144,869	202,206,351	3.3%
5.000%, 09/01/2052 to 06/01/2053	171,603,970	170,693,665	3.0%
5.500%, 10/01/2052 to 12/01/2052	72,723,677	73,813,016	1.2%
OTHER SECURITIES		8,040,611	0.1%
		1,433,328,629
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,490,201,101)		$3,391,475,397
CORPORATE BONDS - 30.0%
Communication services - 1.6%
T-Mobile USA, Inc. 3.875%, 04/15/2030	20,308,000	19,258,111	0.3%
WarnerMedia Holdings, Inc. 5.141%, 03/15/2052	15,923,000	13,667,598	0.2%
OTHER SECURITIES		63,579,848	1.1%
		96,505,557
Consumer discretionary - 1.8%
Expedia Group, Inc. 3.800%, 02/15/2028	13,294,000	12,815,980	0.2%
General Motors Financial Company, Inc. 2.400%, 10/15/2028	15,854,000	14,074,281	0.2%
General Motors Financial Company, Inc. 3.600%, 06/21/2030	19,016,000	17,257,955	0.3%
OTHER SECURITIES		61,940,878	1.1%
		106,089,094
Consumer staples - 0.7%		44,422,210	0.7%
Energy - 4.0%
Energy Transfer LP 5.250%, 04/15/2029	16,595,000	16,719,136	0.3%
Sabine Pass Liquefaction LLC 4.500%, 05/15/2030	12,438,000	12,155,234	0.2%
Var Energi ASA 8.000%, 11/15/2032 (B)	12,131,000	13,581,868	0.2%
OTHER SECURITIES		196,763,141	3.3%
		239,219,379
Financials - 9.9%
Bank of America Corp. 2.687%, (2.687% to 4-22-31, then Overnight SOFR + 1.320%), 04/22/2032	17,919,000	15,131,353	0.3%
Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. 4.271%, (4.271% to 7-23-28, then 3 month CME Term SOFR + 1.572%), 07/23/2029	$13,117,000	$12,664,322	0.2%
Santander Holdings USA, Inc. 3.244%, 10/05/2026	13,364,000	12,587,756	0.2%
Societe Generale SA 6.446%, (6.446% to 1-10-28, then 1 Year CMT + 2.550%), 01/10/2029 (B)	11,617,000	12,017,572	0.2%
The Goldman Sachs Group, Inc. 2.615%, (2.615% to 4-22-31, then Overnight SOFR + 1.281%), 04/22/2032	21,922,000	18,401,515	0.3%
Wells Fargo & Company 2.393%, (2.393% to 6-2-27, then Overnight SOFR + 2.100%), 06/02/2028	17,908,000	16,402,381	0.3%
Wells Fargo & Company 3.350%, (3.350% to 3-2-32, then Overnight SOFR + 1.500%), 03/02/2033	16,621,000	14,517,053	0.2%
Wells Fargo & Company 5.875%, (5.875% to 6-15-25, then 9.865% thereafter), 06/15/2025 (C)	21,110,000	20,889,958	0.3%
OTHER SECURITIES		473,354,170	7.9%
		595,966,080
Health care - 1.5%
Centene Corp. 4.625%, 12/15/2029	13,970,000	13,393,422	0.2%
OTHER SECURITIES		80,218,468	1.3%
		93,611,890
Industrials - 4.3%
AerCap Ireland Capital DAC 2.450%, 10/29/2026	24,766,000	22,931,366	0.4%
The Boeing Company 5.150%, 05/01/2030	16,612,000	16,911,198	0.3%
United Airlines 2020-1 Class A Pass Through Trust 5.875%, 10/15/2027	12,172,991	12,324,297	0.2%
OTHER SECURITIES		207,513,827	3.4%
		259,680,688
Information technology - 2.4%
Broadcom, Inc. 4.750%, 04/15/2029	22,112,432	21,171,572	0.3%
Micron Technology, Inc. 6.750%, 11/01/2029	11,681,000	12,622,324	0.2%
OTHER SECURITIES		108,566,052	1.9%
		142,359,948
Materials - 0.3%		21,513,678	0.3%

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Real estate - 0.9%		$53,187,101	0.9%
Utilities - 2.6%		154,302,912	2.6%
TOTAL CORPORATE BONDS (Cost $1,886,449,624)		$1,806,858,537
MUNICIPAL BONDS - 0.6%		33,903,611	0.6%
TOTAL MUNICIPAL BONDS (Cost $43,161,984)		$33,903,611
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.4%
Commercial and residential - 3.4%
BXHPP Trust Series 2021-FILM, Class C (1 month CME Term SOFR + 1.214%), 6.576%, 08/15/2036 (B)(D)	$14,743,000	13,214,026	0.2%
OTHER SECURITIES		190,926,466	3.2%
		204,140,492
Federal Home Loan Mortgage Corp. - 0.0%		348,852	0.0%
Government National Mortgage Association - 1.0%		59,279,755	1.0%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $365,235,214)		$263,769,099
ASSET BACKED SECURITIES - 7.3%		442,336,393	7.3%
TOTAL ASSET BACKED SECURITIES (Cost $482,405,807)		$442,336,393
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 5.3645% (E)(F)	2,977,189	29,772,485	0.5%
TOTAL SHORT-TERM INVESTMENTS (Cost $29,773,779)		$29,772,485
Total Investments (Select Bond Trust) (Cost $6,297,227,509) - 99.2%		$5,968,115,522	99.2%
Other assets and liabilities, net - 0.8%		48,654,024	0.8%
TOTAL NET ASSETS - 100.0%		$6,016,769,546	100.0%
Select Bond Trust (continued)
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $981,143,310 or 16.3% of the fund's net assets as of 12-31-23.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,821,613.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	182	Long	Mar 2024	$20,603,291	$20,546,094	$(57,197)
Ultra U.S. Treasury Bond Futures	57	Long	Mar 2024	6,954,124	7,614,844	660,720
						$603,523

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Short Term Government Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.4%
U.S. Treasury Notes - 43.5%
0.625%, 07/31/2026	$1,000,000	$915,977	0.5%
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.875%, 06/30/2026	$1,800,000	$1,664,508	1.0%
1.125%, 10/31/2026	2,500,000	2,306,934	1.4%

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.500%, 01/31/2028	$17,150,000	$16,879,350	9.9%
3.750%, 04/15/2026	10,744,000	10,644,114	6.3%
4.000%, 02/15/2026 to 02/29/2028	4,000,000	3,997,422	2.4%
4.250%, 10/15/2025	2,500,000	2,495,313	1.5%
4.375%, 08/15/2026 to 11/30/2028	32,802,000	33,320,273	19.5%
4.625%, 03/15/2026	1,675,000	1,689,525	1.0%
		73,913,416
Federal Farm Credit Bank - 10.8%
0.500%, 12/23/2025 to 02/04/2026	10,000,000	9,236,794	5.4%
0.680%, 01/13/2027	6,000,000	5,400,047	3.2%
1.600%, 12/14/2026	2,000,000	1,848,863	1.1%
3.370%, 12/08/2025	2,000,000	1,955,941	1.1%
		18,441,645
Federal Home Loan Bank - 18.4%
0.650%, 02/26/2026	6,000,000	5,546,174	3.3%
0.700%, 01/28/2026	7,000,000	6,498,813	3.8%
0.900%, 02/26/2027	2,000,000	1,805,060	1.0%
1.000%, 03/23/2026	1,950,000	1,811,386	1.1%
1.100%, 07/13/2026 to 08/20/2026	3,000,000	2,764,200	1.6%
2.750%, 03/25/2027	2,600,000	2,485,255	1.5%
3.250%, 06/09/2025	2,415,000	2,376,234	1.4%
3.500%, 05/19/2025	4,000,000	3,952,535	2.3%
4.130%, 08/28/2025	2,500,000	2,487,221	1.5%
5.000%, 09/14/2027	1,500,000	1,486,288	0.9%
		31,213,166
Federal Home Loan Mortgage Corp. - 12.5%
0.375%, 09/23/2025	3,060,000	2,855,984	1.7%
0.640%, 11/24/2025	2,000,000	1,859,247	1.1%
0.650%, 10/22/2025	2,000,000	1,866,403	1.1%
0.700%, 12/23/2025	2,000,000	1,855,260	1.1%
0.800%, 10/27/2026	2,000,000	1,813,521	1.1%
1.500%, 02/12/2025	3,500,000	3,378,930	2.0%
2.500%, 09/01/2034	1,387,609	1,292,263	0.7%
3.000%, 07/01/2030 to 12/01/2032	1,484,324	1,426,560	0.8%
3.500%, 04/01/2032	665,587	648,350	0.4%
4.050%, 08/28/2025	2,000,000	1,987,308	1.2%
4.250%, 08/25/2027	2,000,000	1,972,341	1.2%
4.876%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.617%), 05/01/2045 (A)	265,719	269,494	0.1%
OTHER SECURITIES		214	0.0%
		21,225,875
Federal National Mortgage Association - 10.2%
0.375%, 08/25/2025	5,000,000	4,674,586	2.7%
0.625%, 04/22/2025	2,750,000	2,614,644	1.5%
0.650%, 12/17/2025	2,000,000	1,854,583	1.1%
2.500%, 10/01/2027 to 09/01/2034	1,678,362	1,571,803	1.0%
3.000%, 03/01/2028 to 09/01/2034	3,984,302	3,832,948	2.3%
3.500%, 07/01/2031 to 06/01/2034	2,678,828	2,603,755	1.5%
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
6.500%, 01/01/2039	$208,693	$220,245	0.1%
OTHER SECURITIES		1,064	0.0%
		17,373,628
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $168,161,103)		$162,167,730
MUNICIPAL BONDS - 2.8%
City of Houston, GO (Texas) 2.110%, 03/01/2025	1,000,000	967,165	0.6%
City of New York, GO 1.990%, 10/01/2026	1,000,000	934,251	0.5%
County of Orange (Florida) 2.280%, 01/01/2026	1,000,000	956,244	0.6%
Los Angeles Unified School District, GO (California) 1.540%, 09/15/2025	1,000,000	940,344	0.5%
State of California, GO 2.375%, 10/01/2026	1,000,000	947,037	0.6%
TOTAL MUNICIPAL BONDS (Cost $4,996,909)		$4,745,041
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
Federal Home Loan Mortgage Corp. - 0.0%		2,708	0.0%
Government National Mortgage Association - 0.5%
Series 2022-53, Class IO, 0.711%, 06/16/2064	1,698,813	86,749	0.1%
Series 2020-120, Class IO, 0.762%, 05/16/2062	2,040,145	114,808	0.1%
Series 2020-170, Class IO, 0.834%, 11/16/2062	1,529,087	94,170	0.1%
OTHER SECURITIES		517,179	0.2%
		812,906
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,031,736)		$815,614
SHORT-TERM INVESTMENTS - 0.8%
Short-term funds - 0.8%
John Hancock Collateral Trust, 5.3645% (B)(C)	138,731	1,387,336	0.8%
TOTAL SHORT-TERM INVESTMENTS (Cost $1,387,403)		$1,387,336
Total Investments (Short Term Government Income Trust) (Cost $177,577,151) - 99.5%		$169,115,721	99.5%
Other assets and liabilities, net - 0.5%		831,430	0.5%
TOTAL NET ASSETS - 100.0%		$169,947,151	100.0%
Security Abbreviations and Legend
GO	General Obligation
IBOR	Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	66	Long	Mar 2024	$7,016,739	$7,179,047	$162,308
						$162,308

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Strategic Income Opportunities Trust
		Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.0%
U.S. Treasury Bonds - 3.8%
2.000%, 02/15/2050		$4,548,000	$2,992,620	0.8%
2.375%, 02/15/2042		2,250,000	1,726,348	0.4%
3.000%, 02/15/2049 to 08/15/2052		8,210,000	6,689,647	1.7%
3.625%, 02/15/2053		2,845,000	2,627,180	0.7%
OTHER SECURITIES			804,590	0.2%
			14,840,385
U.S. Treasury Notes - 7.2%
0.500%, 02/28/2026		1,775,000	1,640,280	0.4%
1.500%, 01/31/2027		4,680,000	4,344,173	1.1%
2.750%, 08/15/2032		4,205,000	3,850,860	1.0%
2.875%, 05/15/2032		10,035,000	9,298,831	2.4%
3.500%, 02/15/2033		5,665,000	5,493,501	1.4%
OTHER SECURITIES			3,202,320	0.9%
			27,829,965
Federal Home Loan Mortgage Corp. - 2.3%
5.000%, 08/01/2052 to 11/01/2052		2,701,708	2,701,374	0.7%
5.500%, 11/01/2052 to 09/01/2053		5,339,711	5,425,406	1.4%
OTHER SECURITIES			814,656	0.2%
			8,941,436
Federal National Mortgage Association - 1.7%
4.500%, 09/01/2052		1,977,873	1,931,753	0.5%
5.500%, 10/01/2052 to 12/01/2052		3,711,693	3,750,516	1.0%
OTHER SECURITIES			745,854	0.2%
			6,428,123
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $60,803,575)			$58,039,909
FOREIGN GOVERNMENT OBLIGATIONS - 23.6%
Australia - 1.8%			7,057,448	1.8%
Austria - 0.4%			1,521,662	0.4%
Brazil - 0.9%
Federative Republic of Brazil 10.000% 01/01/2025 to 01/01/2027	BRL	17,410,000	3,587,764	0.9%
Canada - 2.3%
Government of Canada 1.250%, 03/01/2025	CAD	2,310,000	1,683,587	0.4%
Province of Ontario 1.350%, 12/02/2030		2,750,000	1,790,670	0.5%
OTHER SECURITIES			5,179,897	1.4%
			8,654,154
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
China - 0.2%			$600,764	0.2%
Colombia - 0.2%			885,522	0.2%
Finland - 0.5%			2,073,421	0.5%
Germany - 0.4%			1,563,138	0.4%
India - 1.1%			4,159,488	1.1%
Indonesia - 3.4%
Republic of Indonesia 6.375% 08/15/2028 to 04/15/2032	IDR	44,636,000,000	2,876,962	0.8%
Republic of Indonesia 6.500%, 06/15/2025		41,210,000,000	2,676,868	0.7%
OTHER SECURITIES			7,432,168	1.9%
			12,985,998
Ireland - 0.1%			327,985	0.1%
Italy - 0.3%			953,933	0.3%
Japan - 0.8%
Government of Japan 0.100%, 06/20/2025	JPY	319,300,000	2,267,969	0.6%
OTHER SECURITIES			757,214	0.2%
			3,025,183
Malaysia - 1.4%			5,493,714	1.4%
Mexico - 1.5%
Government of Mexico 7.500%, 05/26/2033	MXN	46,370,000	2,473,058	0.6%
Government of Mexico 7.750%, 05/29/2031		40,230,000	2,208,776	0.6%
OTHER SECURITIES			1,256,021	0.3%
			5,937,855
Netherlands - 0.3%			1,157,237	0.3%
New Zealand - 2.1%
Government of New Zealand 0.500% 05/15/2024 to 05/15/2026	NZD	3,900,000	2,361,864	0.6%
Government of New Zealand 3.500%, 04/14/2033		4,015,000	2,378,083	0.6%
OTHER SECURITIES			3,396,308	0.9%
			8,136,255
Norway - 1.2%			4,730,693	1.2%
Philippines - 1.7%			6,520,297	1.7%
Qatar - 0.2%			690,759	0.2%
Singapore - 0.3%			1,144,994	0.3%
South Korea - 1.8%
Republic of Korea 2.375%, 03/10/2027	KRW	4,227,830,000	3,201,236	0.8%

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS (continued)
South Korea (continued)
OTHER SECURITIES			$3,804,002	1.0%
			7,005,238
United Arab Emirates - 0.1%			397,813	0.1%
United Kingdom - 0.6%			2,358,714	0.6%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $94,088,824)			$90,970,029
CORPORATE BONDS - 43.6%
Communication services - 4.1%
WMG Acquisition Corp. 3.000%, 02/15/2031 (A)		$1,910,000	1,637,097	0.4%
OTHER SECURITIES			14,113,330	3.7%
			15,750,427
Consumer discretionary - 5.7%
New Red Finance, Inc. 3.500%, 02/15/2029 (A)		1,918,000	1,768,314	0.4%
New Red Finance, Inc. 4.000%, 10/15/2030 (A)		2,424,000	2,174,083	0.6%
Yum! Brands, Inc. 3.625%, 03/15/2031		2,095,000	1,889,259	0.5%
Yum! Brands, Inc. 4.750%, 01/15/2030 (A)		1,773,000	1,718,604	0.4%
OTHER SECURITIES			14,642,952	3.8%
			22,193,212
Consumer staples - 2.7%			10,388,435	2.7%
Energy - 7.2%
Cenovus Energy, Inc. 6.750%, 11/15/2039		1,986,000	2,162,230	0.6%
Cheniere Energy Partners LP 4.000%, 03/01/2031		2,067,000	1,879,198	0.5%
Continental Resources, Inc. 2.875%, 04/01/2032 (A)		1,936,000	1,570,552	0.4%
EQT Corp. 3.625%, 05/15/2031 (A)		1,860,000	1,661,110	0.4%
Ovintiv, Inc. 6.500%, 08/15/2034 to 02/01/2038		1,560,000	1,641,297	0.4%
OTHER SECURITIES			18,760,128	4.9%
			27,674,515
Financials - 6.7%
American International Group, Inc. 8.175%, (8.175% to 5-15-38, then 3 month LIBOR + 4.195%), 05/15/2068		1,700,000	1,866,056	0.5%
International Bank for Reconstruction & Development 1.200%, 08/08/2034	EUR	1,940,000	1,854,344	0.5%
MSCI, Inc. 3.625%, 09/01/2030 to 11/01/2031 (A)		$2,874,000	2,567,241	0.7%
OTHER SECURITIES			19,559,831	5.0%
			25,847,472
Health care - 3.0%
Centene Corp. 3.000%, 10/15/2030		1,795,000	1,554,548	0.4%
Centene Corp. 3.375%, 02/15/2030		1,765,000	1,583,611	0.4%
HCA, Inc. 3.500%, 09/01/2030		3,998,000	3,624,292	0.9%
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Health care (continued)
OTHER SECURITIES		$4,829,833	1.3%
		11,592,284
Industrials - 4.7%
Delta Air Lines, Inc. 4.750%, 10/20/2028 (A)	$3,217,000	3,163,882	0.8%
The Boeing Company 5.150%, 05/01/2030	2,425,000	2,468,677	0.6%
TransDigm, Inc. 7.125%, 12/01/2031 (A)	1,779,000	1,864,241	0.5%
OTHER SECURITIES		10,484,665	2.8%
		17,981,465
Information technology - 0.4%		1,478,434	0.4%
Materials - 3.8%
Ball Corp. 2.875%, 08/15/2030	2,440,000	2,093,483	0.6%
Cleveland-Cliffs, Inc. 6.750%, 04/15/2030 (A)	1,690,000	1,713,795	0.5%
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,905,000	1,853,260	0.5%
OTHER SECURITIES		9,128,316	2.2%
		14,788,854
Real estate - 2.4%
SBA Communications Corp. 3.875%, 02/15/2027	2,400,000	2,304,753	0.6%
OTHER SECURITIES		6,802,396	1.8%
		9,107,149
Utilities - 2.9%
FirstEnergy Corp. 7.375%, 11/15/2031	1,355,000	1,598,511	0.4%
OTHER SECURITIES		9,430,257	2.5%
		11,028,768
TOTAL CORPORATE BONDS (Cost $178,110,909)		$167,831,015
CONVERTIBLE BONDS - 2.7%
Communication services - 0.7%
Liberty Broadband Corp. 3.125%, 03/31/2053 (A)	2,135,000	2,109,594	0.5%
OTHER SECURITIES		572,930	0.2%
		2,682,524
Consumer discretionary - 0.4%		1,489,413	0.4%
Industrials - 1.1%		4,195,665	1.1%
Utilities - 0.5%		2,128,533	0.5%
TOTAL CONVERTIBLE BONDS (Cost $11,023,640)		$10,496,135
MUNICIPAL BONDS - 2.3%		8,782,219	2.3%
TOTAL MUNICIPAL BONDS (Cost $8,673,210)		$8,782,219
TERM LOANS (B) - 0.7%
Industrials - 0.7%		2,753,458	0.7%
TOTAL TERM LOANS (Cost $2,762,401)		$2,753,458
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.5%
Commercial and residential - 3.1%		11,925,278	3.1%

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Federal Home Loan Mortgage Corp. - 1.2%	$4,400,794	1.2%
	Federal National Mortgage Association - 1.2%	4,740,702	1.2%
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,812,027)	$21,066,774
	ASSET BACKED SECURITIES - 1.6%	6,391,926	1.6%
TOTAL ASSET BACKED SECURITIES (Cost $6,466,457)		$6,391,926
	PREFERRED SECURITIES - 0.5%
	Utilities - 0.5%
NextEra Energy, Inc., 6.926% (C)	51,700	1,970,804	0.5%
	TOTAL PREFERRED SECURITIES (Cost $2,520,375)	$1,970,804
	SHORT-TERM INVESTMENTS - 3.7%
Short-term funds - 3.7%
John Hancock Collateral Trust, 5.3645% (D)(E)	1,420,790	14,208,187	3.7%
	TOTAL SHORT-TERM INVESTMENTS (Cost $14,208,439)	$14,208,187
	Total Investments (Strategic Income Opportunities Trust) (Cost $399,469,857) - 99.2%	$382,510,456	99.2%
	Other assets and liabilities, net - 0.8%	2,945,652	0.8%
	TOTAL NET ASSETS - 100.0%	$385,456,108	100.0%
Strategic Income Opportunities Trust (continued)
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $116,273,494 or 30.2% of the fund's net assets as of 12-31-23.
(B)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,006,290.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
German Euro BUND Futures	9	Long	Mar 2024	$1,349,209	$1,363,356	$14,147
10-Year U.S. Treasury Note Futures	147	Short	Mar 2024	(16,131,248)	(16,594,922)	(463,674)
2-Year U.S. Treasury Note Futures	16	Short	Mar 2024	(3,276,790)	(3,294,625)	(17,835)
Euro-BTP Italian Government Bond Futures	12	Short	Mar 2024	(1,557,043)	(1,578,428)	(21,385)
U.S. Treasury Long Bond Futures	52	Short	Mar 2024	(6,005,170)	(6,496,750)	(491,580)
						$(980,327)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,286,025	NZD	6,730,454	ANZ	1/17/2024	$30,731	—
AUD	2,476,313	NZD	2,650,808	HUS	1/17/2024	12,474	—
AUD	3,174,000	NZD	3,396,180	SCB	1/17/2024	16,924	—
AUD	1,866,823	USD	1,202,164	BARC	1/17/2024	70,557	—
AUD	1,981,292	USD	1,301,788	GSI	1/17/2024	48,973	—
AUD	2,009,716	USD	1,324,130	JPM	1/17/2024	46,010	—
AUD	7,848,571	USD	5,095,167	MSCS	1/17/2024	255,658	—
CAD	648,160	EUR	435,000	SSB	1/17/2024	8,787	—
CAD	521,350	GBP	315,000	GSI	1/17/2024	—	$(8,002)
CAD	1,081,956	USD	798,507	ANZ	1/17/2024	18,214	—
CAD	1,641,434	USD	1,185,836	BARC	1/17/2024	53,210	—
CAD	8,627,935	USD	6,335,836	CITI	1/17/2024	177,009	—
CAD	1,641,035	USD	1,185,836	HUS	1/17/2024	52,909	—
CAD	8,728,973	USD	6,354,472	JPM	1/17/2024	234,642	—
CAD	6,759,742	USD	4,944,179	MSCS	1/17/2024	158,450	—
The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	3,798,141	USD	2,792,912	RBC	1/17/2024	$74,136	—
CAD	13,575,263	USD	9,928,793	SSB	1/17/2024	318,571	—
CAD	6,000,079	USD	4,376,925	UBS	1/17/2024	152,271	—
CNY	2,302,149	USD	321,000	SSB	1/17/2024	3,947	—
EUR	435,000	JPY	70,061,200	BARC	1/17/2024	—	$(17,346)
EUR	14,318,685	NOK	166,350,979	BARC	1/17/2024	—	(563,313)
EUR	1,461,190	NOK	17,268,633	CITI	1/17/2024	—	(86,322)
EUR	4,680,094	NOK	54,011,726	GSI	1/17/2024	—	(148,629)
EUR	5,038,832	NOK	58,481,922	JPM	1/17/2024	—	(192,522)
EUR	913,785	NOK	10,533,263	MSCS	1/17/2024	—	(27,791)
EUR	1,272,323	NOK	14,347,605	RBC	1/17/2024	—	(7,329)
EUR	1,922,716	NOK	22,858,706	UBS	1/17/2024	—	(126,945)
EUR	348,160	USD	385,249	TD	1/2/2024	—	(898)
EUR	7,624,052	USD	8,325,796	BARC	1/17/2024	95,359	—
EUR	5,700,369	USD	6,194,702	CIBC	1/17/2024	101,648	—
EUR	1,233,906	USD	1,332,274	CITI	1/17/2024	30,638	—
EUR	5,387,026	USD	5,799,441	GSI	1/17/2024	150,806	—
EUR	11,118,044	USD	11,850,377	JPM	1/17/2024	430,071	—
EUR	2,223,403	USD	2,417,662	MSCS	1/17/2024	38,201	—
EUR	3,256,697	USD	3,467,604	SCB	1/17/2024	129,584	—
EUR	5,126,970	USD	5,502,978	SSB	1/17/2024	160,022	—
EUR	101,247	USD	111,434	TD	1/17/2024	398	—
EUR	10,063,755	USD	10,788,650	UBS	1/17/2024	327,281	—
GBP	315,000	CAD	516,962	SSB	1/17/2024	11,314	—
GBP	806,314	USD	1,009,451	UBS	1/17/2024	18,396	—
JPY	34,472,000	CAD	320,000	GSI	1/17/2024	3,390	—
JPY	34,647,081	CAD	320,000	JPM	1/17/2024	4,634	—
JPY	332,470,258	CAD	3,120,000	RBC	1/17/2024	7,247	—
JPY	90,265,814	USD	626,663	CITI	1/17/2024	14,729	—
JPY	595,176,664	USD	4,102,238	GSI	1/17/2024	126,841	—
JPY	553,587,860	USD	3,825,845	MSCS	1/17/2024	107,721	—
JPY	99,804,065	USD	696,292	RBC	1/17/2024	12,874	—
JPY	342,358,597	USD	2,333,673	SCB	1/17/2024	98,985	—
JPY	426,916,575	USD	2,886,451	SSB	1/17/2024	147,041	—
JPY	334,382,789	USD	2,305,845	UBS	1/17/2024	70,141	—
MXN	50,396,357	USD	2,860,837	BARC	1/17/2024	100,435	—
MXN	28,115,181	USD	1,565,625	GSI	1/17/2024	86,413	—
MXN	11,019,046	USD	608,570	HUS	1/17/2024	38,905	—
MXN	9,286,495	USD	529,686	MSCS	1/17/2024	15,985	—
MXN	22,033,497	USD	1,233,941	SSB	1/17/2024	60,740	—
MXN	22,128,451	USD	1,215,382	UBS	1/17/2024	84,878	—
NOK	127,053,528	EUR	10,823,579	BARC	1/17/2024	554,581	—
NOK	18,750,460	EUR	1,597,500	CITI	1/17/2024	81,663	—
NOK	16,594,425	EUR	1,397,867	GSI	1/17/2024	89,884	—
NOK	56,726,431	EUR	4,833,548	HUS	1/17/2024	246,422	—
NOK	10,697,932	EUR	921,916	JPM	1/17/2024	35,022	—
NOK	32,213,612	EUR	2,809,083	MSCS	1/17/2024	68,999	—
NOK	5,812,988	EUR	514,800	SSB	1/17/2024	3,728	—
NOK	11,532,197	EUR	961,407	UBS	1/17/2024	73,544	—
NOK	3,472,003	USD	320,500	JPM	1/17/2024	21,356	—
NZD	5,503,205	AUD	5,078,856	ANZ	1/17/2024	16,431	—
NZD	4,127,398	AUD	3,809,712	CITI	1/17/2024	11,930	—
NZD	1,237,804	AUD	1,142,914	MSCS	1/17/2024	3,317	—
NZD	2,063,930	AUD	1,904,856	RBC	1/17/2024	6,112	—
NZD	2,732,886	USD	1,673,920	ANZ	1/17/2024	53,739	—
NZD	2,945,913	USD	1,750,201	CITI	1/17/2024	112,128	—
NZD	1,963,942	USD	1,158,461	GSI	1/17/2024	83,092	—
NZD	1,952,062	USD	1,198,254	HUS	1/17/2024	35,789	—
NZD	3,974,906	USD	2,400,862	MSCS	1/17/2024	111,969	—
SEK	3,308,896	NOK	3,479,500	BARC	1/17/2024	—	(14,345)
SGD	2,854,473	USD	2,135,422	BARC	1/17/2024	28,874	—
SGD	10,031,845	USD	7,404,078	CIBC	1/17/2024	202,190	—
SGD	5,740,059	USD	4,266,927	CITI	1/17/2024	85,255	—
SGD	5,704,269	USD	4,276,800	GSI	1/17/2024	48,245	—
SGD	8,599,383	USD	6,402,739	HUS	1/17/2024	117,419	—
SGD	1,940,896	USD	1,453,576	JPM	1/17/2024	18,035	—
The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
SGD	11,329,525	USD	8,397,612	MSCS	1/17/2024	$192,574	—
SGD	11,399,308	USD	8,462,755	SSB	1/17/2024	180,340	—
USD	10,912,560	AUD	16,741,267	ANZ	1/17/2024	—	$(500,930)
USD	681,683	AUD	1,006,464	BARC	1/17/2024	—	(4,482)
USD	681,455	AUD	1,006,464	GSI	1/17/2024	—	(4,710)
USD	1,298,564	AUD	1,979,591	HUS	1/17/2024	—	(51,038)
USD	1,361,444	AUD	2,012,928	JPM	1/17/2024	—	(10,886)
USD	3,171,118	AUD	4,763,537	MSCS	1/17/2024	—	(76,460)
USD	441,929	AUD	695,006	RBC	1/17/2024	—	(31,897)
USD	462,162	AUD	703,765	SCB	1/17/2024	—	(17,636)
USD	954,845	AUD	1,409,049	SSB	1/17/2024	—	(5,786)
USD	880,840	BRL	4,426,741	CITI	1/17/2024	—	(29,542)
USD	257,770	CAD	345,830	BARC	1/17/2024	—	(3,281)
USD	5,736,757	CAD	7,824,413	CIBC	1/17/2024	—	(169,545)
USD	10,468,482	CAD	14,225,971	CITI	1/17/2024	—	(270,074)
USD	2,305,279	CAD	3,125,956	GSI	1/17/2024	—	(54,367)
USD	3,670,531	CAD	4,930,978	HUS	1/17/2024	—	(51,646)
USD	3,163,362	CAD	4,263,846	JPM	1/17/2024	—	(55,226)
USD	4,077,957	CAD	5,556,758	MSCS	1/17/2024	—	(116,593)
USD	11,828,967	CAD	16,046,443	RBC	1/17/2024	—	(283,780)
USD	2,950,829	CAD	4,020,752	SSB	1/17/2024	—	(84,259)
USD	1,466,819	CAD	1,974,729	UBS	1/17/2024	—	(23,816)
USD	321,000	CNY	2,281,562	SSB	1/17/2024	—	(1,041)
USD	1,677,419	EUR	1,575,000	ANZ	1/17/2024	—	(62,249)
USD	4,548,322	EUR	4,182,085	BARC	1/17/2024	—	(71,005)
USD	182,143	EUR	171,557	BMO	1/17/2024	—	(7,350)
USD	959,442	EUR	873,992	CIBC	1/17/2024	—	(5,926)
USD	18,346,666	EUR	16,932,986	CITI	1/17/2024	—	(356,683)
USD	18,220,267	EUR	16,888,901	GSI	1/17/2024	—	(434,388)
USD	1,210,704	EUR	1,099,996	HUS	1/17/2024	—	(4,298)
USD	9,949,585	EUR	9,345,445	MSCS	1/17/2024	—	(372,939)
USD	17,534,116	EUR	16,318,619	SSB	1/17/2024	—	(490,635)
USD	854,053	EUR	777,542	TD	1/17/2024	—	(4,782)
USD	3,814,430	GBP	3,053,895	HUS	1/17/2024	—	(78,514)
USD	1,022,446	GBP	806,877	UBS	1/17/2024	—	(6,118)
USD	1,563,125	JPY	230,133,267	ANZ	1/17/2024	—	(72,107)
USD	1,563,125	JPY	231,885,999	BARC	1/17/2024	—	(84,561)
USD	695,794	JPY	101,327,661	BMO	1/17/2024	—	(24,198)
USD	4,274,232	JPY	625,842,614	CITI	1/17/2024	—	(172,747)
USD	3,403,139	JPY	492,547,246	GSI	1/17/2024	—	(96,698)
USD	2,282,162	JPY	334,934,345	HUS	1/17/2024	—	(97,742)
USD	2,090,691	JPY	300,916,431	JPM	1/17/2024	—	(47,497)
USD	2,090,178	JPY	305,879,188	MSCS	1/17/2024	—	(83,271)
USD	696,292	JPY	99,445,750	RBC	1/17/2024	—	(10,329)
USD	3,174,506	JPY	453,560,298	SSB	1/17/2024	—	(48,305)
USD	1,565,625	MXN	27,734,734	BARC	1/17/2024	—	(64,058)
USD	5,045,488	MXN	87,377,708	GSI	1/17/2024	—	(88,795)
USD	4,143,978	MXN	73,044,377	JPM	1/17/2024	—	(148,083)
USD	2,424,235	MXN	42,097,955	MSCS	1/17/2024	—	(49,425)
USD	2,275,081	MXN	39,554,660	SSB	1/17/2024	—	(49,137)
USD	152,766	NOK	1,670,316	MSCS	1/17/2024	—	(11,695)
USD	3,028,000	NOK	32,246,239	RBC	1/17/2024	—	(146,987)
USD	365,866	NZD	620,471	ANZ	1/17/2024	—	(26,379)
USD	1,252,393	NZD	1,992,282	BARC	1/17/2024	—	(7,075)
USD	10,002,084	NZD	16,836,334	CITI	1/17/2024	—	(641,405)
USD	622,036	NZD	996,141	GSI	1/17/2024	—	(7,698)
USD	2,679,712	NZD	4,292,329	MSCS	1/17/2024	—	(33,785)
USD	164,391	NZD	278,911	NAB	1/17/2024	—	(11,929)
USD	1,246,063	NZD	1,992,282	RBC	1/17/2024	—	(13,405)
USD	622,837	NZD	996,141	SSB	1/17/2024	—	(6,897)
USD	320,000	SEK	3,339,108	CITI	1/17/2024	—	(11,246)
USD	114,249	SGD	155,750	BOA	1/17/2024	—	(3,843)
USD	5,416,306	SGD	7,208,164	BARC	1/17/2024	—	(49,012)
USD	22,299,157	SGD	30,007,195	CIBC	1/17/2024	—	(452,671)
USD	3,200,479	SGD	4,246,010	CITI	1/17/2024	—	(18,898)
USD	9,603,877	SGD	12,812,303	HUS	1/17/2024	—	(110,569)
The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	9,558,854	SGD	12,815,139	MSCS	1/17/2024	—	$(157,742)
USD	17,932,702	SGD	24,241,505	SSB	1/17/2024	—	(447,506)
USD	2,110,014	SGD	2,868,865	UBS	1/17/2024	—	(65,195)
						$6,690,788	$(8,296,214)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BMO	Bank of Montreal
BOA	Bank of America, N.A.
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
NAB	National Australia Bank Ltd.
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG
See Notes to financial statements regarding investment transactions and other derivatives information.
Total Bond Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 69.1%
U.S. Treasury Bonds - 9.5%
1.250%, 05/15/2050	$8,000,000	$4,310,938	0.5%
2.000%, 11/15/2041 to 08/15/2051	19,000,000	12,899,336	1.3%
3.000%, 02/15/2047 to 08/15/2052	26,635,000	21,740,589	2.4%
3.375%, 08/15/2042	8,000,000	7,133,438	0.8%
3.625%, 02/15/2053 to 05/15/2053	10,000,000	9,239,844	1.0%
3.875%, 02/15/2043 to 05/15/2043	9,000,000	8,580,156	0.9%
4.000%, 11/15/2052	6,000,000	5,919,844	0.6%
4.250%, 05/15/2039 to 11/15/2040	4,610,000	4,740,575	0.5%
4.625%, 02/15/2040	5,000,000	5,353,906	0.6%
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
OTHER SECURITIES		$8,972,932	0.9%
		88,891,558
U.S. Treasury Notes - 32.0%
0.250%, 07/31/2025 to 10/31/2025	$16,000,000	14,892,500	1.6%
0.500%, 10/31/2027	12,000,000	10,549,219	1.1%
0.625%, 03/31/2027	6,000,000	5,392,266	0.6%
0.750%, 03/31/2026	4,000,000	3,711,094	0.4%
0.875%, 09/30/2026	5,000,000	4,592,383	0.5%
1.125%, 01/15/2025	20,000,000	19,266,080	2.0%
1.375%, 08/31/2026 to 11/15/2031	6,000,000	5,287,266	0.6%
1.500%, 01/31/2027	30,000,000	27,847,266	2.9%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.750%, 12/31/2024 to 01/31/2029	$34,000,000	$31,009,069	3.3%
2.250%, 11/15/2027	20,595,000	19,364,127	2.0%
2.375%, 05/15/2029	5,000,000	4,634,375	0.5%
2.750%, 08/15/2032	5,000,000	4,578,906	0.5%
2.875%, 05/15/2028 to 05/15/2032	11,800,000	11,153,766	1.2%
3.125%, 08/31/2027	4,000,000	3,887,500	0.4%
3.625%, 05/15/2026	4,000,000	3,953,594	0.4%
3.875%, 09/30/2029	10,000,000	9,979,688	1.1%
4.000%, 10/31/2029	15,000,000	15,069,727	1.6%
4.125%, 09/30/2027 to 11/15/2032	25,000,000	25,208,594	2.7%
4.250%, 05/31/2025 to 10/15/2025	14,000,000	13,966,562	1.5%
4.375%, 11/30/2028	8,245,000	8,436,954	0.9%
4.500%, 11/15/2025 to 11/15/2033	47,615,000	49,523,458	5.3%
OTHER SECURITIES		8,382,695	0.9%
		300,687,089
Federal Home Loan Bank - 0.2%		1,909,622	0.2%
Federal Home Loan Mortgage Corp. - 6.2%
1.500%, 12/01/2036 to 03/01/2051	5,954,267	4,819,808	0.5%
2.000%, 07/01/2035 to 05/01/2051	5,866,137	4,867,727	0.6%
2.500%, 04/01/2031 to 04/01/2052	11,471,557	9,881,614	1.1%
3.000%, 07/01/2032 to 03/01/2052	10,215,408	9,229,222	1.0%
3.500%, 12/01/2025 to 07/01/2052	7,912,645	7,352,107	0.9%
4.500%, 05/01/2024 to 07/01/2052	6,058,207	5,942,095	0.5%
5.500%, 04/01/2027 to 07/01/2053	4,515,790	4,550,702	0.4%
OTHER SECURITIES		11,629,330	1.2%
		58,272,605
Federal National Mortgage Association - 15.2%
1.500%, 11/01/2036 to 02/01/2051	6,360,860	5,396,475	0.6%
2.000%, 02/01/2035 to 02/01/2052	59,694,283	50,039,650	5.2%
2.500%, 05/01/2028 to 02/01/2052	34,393,425	29,933,786	3.2%
3.000%, 01/01/2027 to 03/01/2052	16,261,293	14,799,956	1.7%
3.500%, 12/01/2025 to 02/01/2052	10,075,701	9,419,180	1.0%
4.000%, 03/01/2024 to 04/01/2053	13,929,174	13,332,808	1.5%
5.000%, 12/01/2034 to 04/01/2053	5,564,345	5,541,505	0.6%
OTHER SECURITIES		14,535,669	1.4%
		142,999,029
Government National Mortgage Association - 6.0%
2.000%, 02/20/2051	11,058,127	9,363,610	1.0%
2.500%, 08/20/2050 to 11/20/2051	13,088,050	11,495,407	1.3%
3.000%, 08/15/2043 to 07/20/2051	10,544,440	9,628,980	1.1%
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
3.500%, 04/15/2042 to 01/20/2052	$8,715,658	$8,185,838	0.9%
4.000%, 11/15/2026 to 02/20/2053	4,484,871	4,334,422	0.3%
4.500%, 08/15/2033 to 03/20/2053	5,080,335	4,973,120	0.5%
OTHER SECURITIES		8,703,904	0.9%
		56,685,281
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $700,889,214)		$649,445,184
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Brazil - 0.2%		1,588,978	0.2%
Canada - 0.1%		657,610	0.1%
Italy - 0.1%		1,000,487	0.1%
Japan - 0.1%		790,838	0.1%
Mexico - 0.3%		2,865,429	0.3%
Panama - 0.0%		366,002	0.0%
Peru - 0.0%		278,125	0.0%
Turkey - 0.0%		339,018	0.0%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,278,558)		$7,886,487
CORPORATE BONDS - 26.3%
Communication services - 2.2%		20,459,085	2.2%
Consumer discretionary - 1.7%		16,116,321	1.7%
Consumer staples - 1.6%		14,592,348	1.6%
Energy - 1.8%		17,116,591	1.8%
Financials - 8.4%		78,796,063	8.4%
Health care - 2.9%		27,588,047	2.9%
Industrials - 2.2%		21,125,553	2.2%
Information technology - 1.8%		16,795,351	1.8%
Materials - 0.7%		6,946,158	0.7%
Real estate - 0.9%		8,829,441	0.9%
Utilities - 2.1%		19,286,241	2.1%
TOTAL CORPORATE BONDS (Cost $262,816,448)		$247,651,199
MUNICIPAL BONDS - 0.4%		3,520,107	0.4%
TOTAL MUNICIPAL BONDS (Cost $3,342,157)		$3,520,107
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
Commercial and residential - 1.5%		14,550,916	1.5%
Federal Home Loan Mortgage Corp. - 0.2%		2,050,460	0.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,924,278)		$16,601,376
ASSET BACKED SECURITIES - 0.5%		4,527,388	0.5%
TOTAL ASSET BACKED SECURITIES (Cost $4,619,253)		$4,527,388

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.6%
Short-term funds - 0.6%
John Hancock Collateral Trust, 5.3645% (A)(B)	559,893	$5,599,037	0.6%
TOTAL SHORT-TERM INVESTMENTS (Cost $5,599,249)		$5,599,037
Total Investments (Total Bond Market Trust) (Cost $1,003,469,157) - 99.4%		$935,230,778	99.4%
Other assets and liabilities, net - 0.6%		5,263,794	0.6%
TOTAL NET ASSETS - 100.0%		$940,494,572	100.0%
Security Abbreviations and Legend
(A)	The rate shown is the annualized seven-day yield as of 12-31-23.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $3,666,117.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.6%
Federal Home Loan Mortgage Corp. - 0.2%		$565,069	0.2%
Federal National Mortgage Association - 0.4%		851,583	0.4%
Government National Mortgage Association - 0.0%		78,181	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,552,268)		$1,494,833
CORPORATE BONDS - 54.3%
Communication services - 1.8%		4,488,548	1.8%
Consumer discretionary - 8.6%
Amazon.com, Inc. 0.450%, 05/12/2024	$4,455,000	4,376,272	1.7%
Amazon.com, Inc. 2.730%, 04/13/2024	2,000,000	1,985,584	0.8%
American Honda Finance Corp. 3.550%, 01/12/2024	2,000,000	1,998,914	0.8%
BMW US Capital LLC 2.800%, 04/11/2026 (A)	3,000,000	2,880,703	1.2%
General Motors Financial Company, Inc. 5.100%, 01/17/2024	2,000,000	1,999,252	0.8%
Hyundai Capital America 0.800%, 01/08/2024 (A)	3,000,000	2,997,956	1.2%
Toyota Motor Credit Corp. 3.350%, 01/08/2024	3,360,000	3,358,826	1.3%
OTHER SECURITIES		1,968,523	0.8%
		21,566,030
Consumer staples - 2.3%
Dollar Tree, Inc. 4.000%, 05/15/2025	2,906,000	2,852,535	1.1%
OTHER SECURITIES		2,945,103	1.2%
		5,797,638
Energy - 1.4%
Enterprise Products Operating LLC 3.900%, 02/15/2024	2,000,000	1,995,414	0.8%
OTHER SECURITIES		1,490,142	0.6%
		3,485,556
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financials - 23.2%
American Express Company 3.400%, 02/22/2024	$3,000,000	$2,996,604	1.2%
Athene Global Funding 0.950%, 01/08/2024 (A)	3,000,000	2,997,804	1.2%
Bank of America Corp. 4.000%, 04/01/2024	2,000,000	1,992,240	0.8%
Bank of America Corp. 5.758%, (Overnight SOFR + 0.410%), 06/14/2024 (B)	2,855,000	2,850,963	1.1%
Bank of Montreal 2.150%, 03/08/2024	3,000,000	2,980,289	1.2%
Barclays PLC 3.932%, (3.932% to 5-7-24, then 3 month LIBOR + 1.610%), 05/07/2025	2,000,000	1,986,114	0.8%
Blackstone Private Credit Fund 7.050%, 09/29/2025	2,000,000	2,035,360	0.8%
Brighthouse Financial Global Funding 6.111%, (Overnight SOFR + 0.760%), 04/12/2024 (A)(B)	2,000,000	1,995,899	0.8%
Capital One Financial Corp. 3.750%, 04/24/2024	3,176,000	3,154,116	1.2%
Citigroup, Inc. 3.352%, (3.352% to 4-24-24, then 3 month CME Term SOFR + 1.158%), 04/24/2025	3,000,000	2,977,017	1.2%
Fifth Third Bancorp 3.650%, 01/25/2024	3,000,000	2,995,058	1.2%
JPMorgan Chase & Co. 3.900%, 07/15/2025	3,000,000	2,953,407	1.2%
Morgan Stanley 3.875%, 04/29/2024	2,000,000	1,989,235	0.8%
Royal Bank of Canada 5.660%, 10/25/2024	2,000,000	2,004,578	0.8%
Santander Holdings USA, Inc. 3.244%, 10/05/2026	3,000,000	2,825,746	1.1%
Visa, Inc. 3.150%, 12/14/2025	3,000,000	2,927,006	1.2%
Wells Fargo & Company 3.300%, 09/09/2024	2,765,000	2,728,499	1.1%
Wells Fargo & Company 3.750%, 01/24/2024	3,000,000	2,995,945	1.2%
OTHER SECURITIES		10,729,322	4.3%
		58,115,202
Health care - 7.6%
AbbVie, Inc. 3.200%, 05/14/2026	3,000,000	2,907,545	1.1%
Bristol-Myers Squibb Company 3.200%, 06/15/2026	3,000,000	2,910,837	1.2%
CVS Health Corp. 5.000%, 02/20/2026	3,000,000	3,014,173	1.2%
HCA, Inc. 5.875%, 02/15/2026	2,000,000	2,017,010	0.8%
Pfizer Investment Enterprises Pte, Ltd. 4.450%, 05/19/2026	3,000,000	2,991,511	1.2%
The Cigna Group 0.613%, 03/15/2024	3,000,000	2,970,015	1.2%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Health care (continued)
OTHER SECURITIES		$2,313,290	0.9%
		19,124,381
Industrials - 3.1%
3M Company 3.000%, 08/07/2025 (C)	$3,000,000	2,907,610	1.2%
AerCap Ireland Capital DAC 3.150%, 02/15/2024	2,000,000	1,992,072	0.8%
The Boeing Company 1.433%, 02/04/2024	2,000,000	1,991,489	0.8%
OTHER SECURITIES		874,448	0.3%
		7,765,619
Information technology - 2.4%
NXP BV 4.875%, 03/01/2024	3,000,000	2,994,209	1.2%
OTHER SECURITIES		2,907,467	1.2%
		5,901,676
Materials - 2.4%
Georgia-Pacific LLC 0.625%, 05/15/2024 (A)	3,000,000	2,945,777	1.2%
Graphic Packaging International LLC 0.821%, 04/15/2024 (A)	3,000,000	2,959,581	1.2%
		5,905,358
Real estate - 0.5%		1,142,051	0.5%
Utilities - 1.0%
NextEra Energy Capital Holdings, Inc. 4.450%, 06/20/2025	2,500,000	2,478,054	1.0%
TOTAL CORPORATE BONDS (Cost $136,699,749)		$135,770,113
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
Commercial and residential - 0.0%		119,994	0.0%
Federal National Mortgage Association - 0.2%		419,079	0.2%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $556,068)		$539,073
ASSET BACKED SECURITIES - 16.1%
BA Credit Card Trust Series 2021-A1, Class A1, 0.440%, 09/15/2026	3,753,000	3,698,266	1.5%
Capital One Multi-Asset Execution Trust Series 2023-A1, Class A, 4.420%, 05/15/2028	2,000,000	1,991,926	0.8%
GM Financial Automobile Leasing Trust Series 2022-3, Class A3, 4.010%, 09/22/2025	2,367,618	2,353,314	0.9%
John Deere Owner Trust Series 2023-A, Class A2, 5.280%, 03/16/2026	2,436,766	2,432,706	1.0%
PFS Financing Corp. Series 2020-G, Class A, 0.970%, 02/15/2026 (A)	3,000,000	2,982,409	1.2%
OTHER SECURITIES		26,903,232	10.7%
TOTAL ASSET BACKED SECURITIES (Cost $40,179,078)		$40,361,853
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 29.4%
U.S. Government - 26.5%
U.S. Treasury Bill, 5.228%, 04/02/2024 *	$20,075,000	$19,810,681	7.9%
U.S. Treasury Bill, 5.248%, 02/15/2024 *	16,860,000	16,752,000	6.7%
U.S. Treasury Bill, 5.251%, 02/08/2024 *	8,910,000	8,861,746	3.6%
U.S. Treasury Bill, 5.318%, 01/25/2024 *	11,097,000	11,059,618	4.4%
U.S. Treasury Bill, 5.336%, 01/11/2024 *	9,805,000	9,792,188	3.9%
		66,276,233
Short-term funds - 2.9%
John Hancock Collateral Trust, 5.3645% (D)(E)	715,762	7,157,765	2.9%
TOTAL SHORT-TERM INVESTMENTS (Cost $73,422,940)		$73,433,998
Total Investments (Ultra Short Term Bond Trust) (Cost $252,410,103) - 100.6%		$251,599,870	100.6%
Other assets and liabilities, net - (0.6)%		(1,596,293)	(0.6%)
TOTAL NET ASSETS - 100.0%		$250,003,577	100.0%
Security Abbreviations and Legend
CME	CME Group Published Rates
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $31,131,687 or 12.5% of the fund's net assets as of 12-31-23.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,977,433.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

The following portfolios had the following country composition as a percentage of net assets, unless otherwise indicated, on 12-31-23:
High Yield Trust
United States	75.7%
Cayman Islands	7.9%
Canada	4.5%
France	2.0%
United Kingdom	1.6%
Netherlands	1.2%
Luxembourg	1.2%
Macau	1.0%
Other countries	4.9%
TOTAL	100.0%
Strategic Income Opportunities Trust
United States	61.6%
Canada	6.9%
Indonesia	4.2%
Supranational	2.9%
New Zealand	2.1%
Mexico	2.0%
United Kingdom	2.0%
Norway	1.8%
Australia	1.8%
South Korea	1.8%
Other countries	12.9%
TOTAL	100.0%
The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Active Bond Trust	Core Bond Trust	High Yield Trust	Investment Quality Bond Trust
Unaffiliated investments, at value (including securities loaned)	$548,109,696	$829,135,886	$175,679,363	$263,943,795
Affiliated investments, at value	8,344,633	1,029,703	7,444,672	234,527
Repurchase agreements, at value	—	—	—	8,200,000
Total investments, at value	556,454,329	830,165,589	183,124,035	272,378,322
Receivable for centrally cleared swaps	—	—	1,412,285	35,873
Unrealized appreciation on forward foreign currency contracts	—	—	20,501	—
Receivable for futures variation margin	—	—	6,951	117,949
Cash	—	—	5,100	60,511
Foreign currency, at value	—	—	16,678	—
Collateral held at broker for futures contracts	115,000	—	144,126	—
Dividends and interest receivable	4,282,541	5,092,568	3,323,034	1,814,598
Receivable for fund shares sold	2,348,162	46,119	1,047,744	2,669,201
Receivable for investments sold	209,262	2,483,886	11,426	149,651
Receivable for delayed delivery securities sold	5,408,784	27,309,766	—	—
Receivable for securities lending income	3,077	182	15,444	896
Other assets	21,248	28,890	6,957	8,876
Total assets	568,842,403	865,127,000	189,134,281	277,235,877
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	—	49	48,092
Payable for futures variation margin	1,789	—	—	—
Due to custodian	202,979	—	—	—
Payable for collateral on OTC derivatives	—	—	—	535,000
Payable for collateral on sale commitments	—	170,000	—	—
Payable for investments purchased	—	14,752,472	1,336,415	2,686,165
Payable for delayed delivery securities purchased	10,119,680	48,625,620	—	59,248,677
Payable for fund shares repurchased	83,532	16,783	—	—
Payable upon return of securities loaned	1,837,163	1,029,380	7,440,719	234,340
Payable to affiliates
Accounting and legal services fees	11,180	16,351	3,668	4,296
Trustees' fees	803	1,263	44	128
Other liabilities and accrued expenses	48,643	77,448	26,888	38,636
Total liabilities	12,305,769	64,689,317	8,807,783	62,795,334
Net assets	$556,536,634	$800,437,683	$180,326,498	$214,440,543
Net assets consist of
Paid-in capital	$632,374,022	$932,285,718	$264,723,562	$245,905,518
Total distributable earnings (loss)	(75,837,388)	(131,848,035)	(84,397,064)	(31,464,975)
Net assets	$556,536,634	$800,437,683	$180,326,498	$214,440,543
Unaffiliated investments, including repurchase agreements, at cost	$581,473,988	$847,588,768	$192,621,467	$290,286,487
Affiliated investments, at cost	$8,345,015	$1,029,757	$7,444,225	$234,543
Foreign currency, at cost	—	—	$16,306	—
Collateral held at broker for centrally cleared swaps	—	—	$1,415,000	$20,000
Securities loaned, at value	$1,798,347	$1,008,552	$7,292,044	$229,649
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$26,655,851	$62,902,642	$49,994,164	$100,824,675
Shares outstanding	3,225,908	5,560,156	10,569,095	10,428,982
Net asset value, offering price and redemption price per share	$8.26	$11.31	$4.73	$9.67
Series II
Net assets	$104,980,382	$68,853,186	$32,461,541	$51,136,911
Shares outstanding	12,673,194	6,093,153	6,662,599	5,284,910
Net asset value, offering price and redemption price per share	$8.28	$11.30	$4.87	$9.68
Series NAV
Net assets	$424,900,401	$668,681,855	$97,870,793	$62,478,957
Shares outstanding	51,384,004	59,429,658	21,115,772	6,490,976
Net asset value, offering price and redemption price per share	$8.27	$11.25	$4.63	$9.63
The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Money Market Trust	Opportunistic Fixed Income Trust	Select Bond Trust	Short Term Government Income Trust
Unaffiliated investments, at value (including securities loaned)	$1,754,767,838	$190,220,380	$5,938,343,037	$167,728,385
Affiliated investments, at value	—	1,891,256	29,772,485	1,387,336
Repurchase agreements, at value	525,104,000	—	—	—
Total investments, at value	2,279,871,838	192,111,636	5,968,115,522	169,115,721
Swap contracts, at value	—	917,793	—	—
Receivable for centrally cleared swaps	—	16,682	—	—
Unrealized appreciation on forward foreign currency contracts	—	632,312	—	—
Receivable for futures variation margin	—	186,364	—	5,634
Cash	876	93	313,171	—
Foreign currency, at value	—	252,883	—	—
Collateral held at broker for futures contracts	—	1,341,546	1,240,000	150,000
Collateral segregated at custodian for OTC derivative contracts	—	270,000	—	—
Dividends and interest receivable	10,324,899	1,883,391	39,899,097	953,661
Receivable for fund shares sold	213	628,675	11,096,915	18,399
Receivable for investments sold	—	604,184	—	22,081
Receivable for delayed delivery securities sold	—	7,553,611	126,445,844	—
Receivable for securities lending income	—	1,100	1,626	—
Receivable from affiliates	23,712	66	427	—
Other assets	84,958	5,289	213,126	6,588
Total assets	2,290,306,496	206,405,625	6,147,325,728	170,272,084
Liabilities
Payable for sale commitments outstanding, at value	—	4,246,023	—	—
Unrealized depreciation on forward foreign currency contracts	—	872,934	—	—
Swap contracts, at value	—	1,095,674	—	—
Payable for futures variation margin	—	—	30,293	—
Due to custodian	—	—	—	22,081
Payable for collateral on OTC derivatives	—	313,000	—	—
Payable for investments purchased	—	149,730	—	—
Payable for delayed delivery securities purchased	—	36,609,312	128,255,427	—
Payable for fund shares repurchased	2,600,328	8,910	—	276,602
Payable upon return of securities loaned	—	1,891,109	1,821,601	—
Payable to affiliates
Accounting and legal services fees	50,380	3,200	121,460	3,430
Trustees' fees	4,093	74	11,693	80
Other liabilities and accrued expenses	135,661	72,528	315,708	22,740
Total liabilities	2,790,462	45,262,494	130,556,182	324,933
Net assets	$2,287,516,034	$161,143,131	$6,016,769,546	$169,947,151
Net assets consist of
Paid-in capital	$2,287,511,075	$184,502,744	$7,011,753,235	$207,127,260
Total distributable earnings (loss)	4,959	(23,359,613)	(994,983,689)	(37,180,109)
Net assets	$2,287,516,034	$161,143,131	$6,016,769,546	$169,947,151
Unaffiliated investments, including repurchase agreements, at cost	$2,279,871,838	$193,708,109	$6,267,453,730	$176,189,748
Affiliated investments, at cost	—	$1,891,290	$29,773,779	$1,387,403
Foreign currency, at cost	—	$251,573	—	—
Proceeds received on sale commitments outstanding	—	$4,190,994	—	—
Net unamortized upfront payment on OTC swaps	—	$483,006	—	—
Securities loaned, at value	—	$1,852,128	$1,783,806	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$1,779,874,758	$21,326,923	$139,151,671	$23,869,194
Shares outstanding	1,779,922,632	1,934,019	11,840,338	2,135,733
Net asset value, offering price and redemption price per share	$1.00	$11.03	$11.75	$11.18
Series II
Net assets	$57,098,705	$41,761,803	$390,148,629	$15,088,805
Shares outstanding	57,079,674	3,856,310	33,143,179	1,349,657
Net asset value, offering price and redemption price per share	$1.00	$10.83	$11.77	$11.18
Series NAV
Net assets	$450,542,571	$98,054,405	$5,487,469,246	$130,989,152
Shares outstanding	450,547,988	8,933,282	467,399,821	11,722,744
Net asset value, offering price and redemption price per share	$1.00	$10.98	$11.74	$11.17
The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Unaffiliated investments, at value (including securities loaned)	$368,302,269	$929,631,741	$244,442,105
Affiliated investments, at value	14,208,187	5,599,037	7,157,765
Total investments, at value	382,510,456	935,230,778	251,599,870
Unrealized appreciation on forward foreign currency contracts	6,690,788	—	—
Receivable for futures variation margin	11,696	—	—
Cash	2,792	—	—
Foreign currency, at value	59,920	—	—
Collateral held at broker for futures contracts	652,000	—	—
Collateral segregated at custodian for OTC derivative contracts	2,720,000	—	—
Dividends and interest receivable	4,002,469	6,334,940	1,311,426
Receivable for fund shares sold	351,986	2,624,721	93,558
Receivable for investments sold	60,273	389,219	—
Receivable for securities lending income	538	2,760	2,473
Receivable from affiliates	—	19,733	—
Other assets	13,742	26,679	10,543
Total assets	397,076,660	944,628,830	253,017,870
Liabilities
Unrealized depreciation on forward foreign currency contracts	8,296,214	—	—
Due to custodian	—	389,219	—
Foreign capital gains tax payable	113	—	—
Payable for investments purchased	1,140,739	—	—
Payable for fund shares repurchased	116,579	—	923
Payable upon return of securities loaned	2,005,675	3,665,612	2,977,425
Payable to affiliates
Accounting and legal services fees	8,049	19,296	5,264
Trustees' fees	445	1,269	235
Other liabilities and accrued expenses	52,738	58,862	30,446
Total liabilities	11,620,552	4,134,258	3,014,293
Net assets	$385,456,108	$940,494,572	$250,003,577
Net assets consist of
Paid-in capital	$414,898,024	$1,027,712,985	$275,796,232
Total distributable earnings (loss)	(29,441,916)	(87,218,413)	(25,792,655)
Net assets	$385,456,108	$940,494,572	$250,003,577
Unaffiliated investments, including repurchase agreements, at cost	$385,261,418	$997,869,908	$245,252,134
Affiliated investments, at cost	$14,208,439	$5,599,249	$7,157,969
Foreign currency, at cost	$59,592	—	—
Securities loaned, at value	$1,954,575	$3,588,644	$2,913,478
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$233,847,206	$298,936,103	$11,536,304
Shares outstanding	18,525,254	33,263,497	1,037,905
Net asset value, offering price and redemption price per share	$12.62	$8.99	$11.11
Series II
Net assets	$58,186,843	$47,710,469	$199,983,656
Shares outstanding	4,595,563	5,300,037	17,994,682
Net asset value, offering price and redemption price per share	$12.66	$9.00	$11.11
Series NAV
Net assets	$93,422,059	$593,848,000	$38,483,617
Shares outstanding	7,426,816	66,095,511	3,460,797
Net asset value, offering price and redemption price per share	$12.58	$8.98	$11.12
The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Active Bond Trust	Core Bond Trust	High Yield Trust	Investment Quality Bond Trust
Interest	$23,362,824	$31,912,554	$13,550,656	$8,862,386
Dividends from affiliated investments	567,760	—	—	—
Dividends from unaffiliated investments	49,355	768,042	178,051	—
Securities lending	38,930	6,206	176,894	5,726
Less foreign taxes withheld	(3,445)	—	—	(723)
Total investment income	24,015,424	32,686,802	13,905,601	8,867,389
Expenses
Investment management fees	3,282,896	4,515,488	1,201,408	1,240,980
Distribution and service fees	268,327	194,476	106,192	172,594
Accounting and legal services fees	105,825	151,482	33,135	40,261
Trustees' fees	13,594	19,369	4,199	5,108
Custodian fees	100,669	107,080	38,461	55,291
Printing and postage	26,369	26,459	19,950	20,333
Professional fees	72,975	111,881	82,078	99,439
Other	34,218	56,916	23,747	28,445
Total expenses	3,904,873	5,183,151	1,509,170	1,662,451
Less expense reductions	(43,956)	(56,758)	(12,454)	(15,007)
Net expenses	3,860,917	5,126,393	1,496,716	1,647,444
Net investment income	20,154,507	27,560,409	12,408,885	7,219,945
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(17,320,634)	(36,948,560)	(9,151,932)	(6,921,069)
Affiliated investments	8,588	(8)	3,389	291
Futures contracts	(190,586)	—	(304,201)	1,610,347
Forward foreign currency contracts	—	—	16,783	(234,490)
Swap contracts	—	—	(216,746)	(56,953)
	(17,502,632)	(36,948,568)	(9,652,707)	(5,601,874)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	31,165,881	53,910,885	17,757,826	13,271,742
Affiliated investments	(1,140)	(54)	505	(16)
Futures contracts	47,079	—	206,871	(2,000,523)
Forward foreign currency contracts	—	—	(9,514)	43,892
Swap contracts	—	—	251,123	95,829
	31,211,820	53,910,831	18,206,811	11,410,924
Net realized and unrealized gain (loss)	13,709,188	16,962,263	8,554,104	5,809,050
Increase in net assets from operations	$33,863,695	$44,522,672	$20,962,989	$13,028,995
The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Money Market Trust	Opportunistic Fixed Income Trust	Select Bond Trust	Short Term Government Income Trust
Interest	$116,398,302	$8,898,294	$233,288,941	$4,131,082
Dividends from unaffiliated investments	—	972,743	—	—
Dividends from affiliated investments	—	—	3,600,472	83,453
Securities lending	—	3,796	9,681	—
Less foreign taxes withheld	—	(36,008)	—	—
Total investment income	116,398,302	9,838,825	236,899,094	4,214,535
Expenses
Investment management fees	8,039,418	1,036,804	33,934,898	962,300
Distribution and service fees	1,053,161	115,687	1,068,573	53,663
Accounting and legal services fees	446,552	30,768	1,154,933	32,464
Trustees' fees	57,662	3,995	147,721	4,132
Custodian fees	312,613	158,935	688,675	32,116
Printing and postage	65,441	19,555	121,993	18,798
Professional fees	135,392	131,872	261,173	76,696
Other	63,998	23,014	199,440	21,633
Total expenses	10,174,237	1,520,630	37,577,406	1,201,802
Less expense reductions	(2,581,581)	(171,256)	(1,699,368)	(12,745)
Net expenses	7,592,656	1,349,374	35,878,038	1,189,057
Net investment income	108,805,646	8,489,451	201,021,056	3,025,478
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,871	(11,680,710)	(203,589,006)	(1,384,165)
Affiliated investments	—	302	106,047	222
Futures contracts	—	(1,858,986)	(3,315,664)	(203,462)
Forward foreign currency contracts	—	16,193	—	—
Swap contracts	—	(2,252,743)	—	—
	2,871	(15,775,944)	(206,798,623)	(1,587,405)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	21,203,495	354,741,304	4,803,753
Affiliated investments	—	(165)	(27,583)	(115)
Futures contracts	—	(714,742)	579,021	162,308
Forward foreign currency contracts	—	175,004	—	—
Swap contracts	—	(726,602)	—	—
	—	19,936,990	355,292,742	4,965,946
Net realized and unrealized gain (loss)	2,871	4,161,046	148,494,119	3,378,541
Increase in net assets from operations	$108,808,517	$12,650,497	$349,515,175	$6,404,019
The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Interest	$16,083,204	$29,771,678	$9,115,043
Dividends from affiliated investments	454,273	493,550	286,601
Dividends from unaffiliated investments	393,005	—	—
Securities lending	40,740	16,952	7,437
Less foreign taxes withheld	(149,323)	—	—
Total investment income	16,821,899	30,282,180	9,409,081
Expenses
Investment management fees	2,439,901	4,204,612	1,440,736
Distribution and service fees	251,544	260,313	539,334
Accounting and legal services fees	72,283	169,747	50,229
Trustees' fees	9,241	21,792	6,556
Custodian fees	112,628	112,435	41,187
Printing and postage	22,512	34,558	22,356
Professional fees	106,115	89,718	71,614
Other	28,735	41,314	21,664
Total expenses	3,042,959	4,934,489	2,193,676
Less expense reductions	(30,336)	(2,436,240)	(178,474)
Net expenses	3,012,623	2,498,249	2,015,202
Net investment income	13,809,276	27,783,931	7,393,879
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(13,669,579)	(1,219,376)	(366,823)
Affiliated investments	5,336	3,604	(2,557)
Futures contracts	1,437,815	—	—
Forward foreign currency contracts	(2,386,975)	—	—
Written options	56,390	—	—
	(14,557,013)	(1,215,772)	(369,380)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	27,087,179	19,690,945	4,412,083
Affiliated investments	(578)	(121)	(182)
Futures contracts	(1,023,583)	—	—
Forward foreign currency contracts	1,742,726	—	—
Written options	(37,493)	—	—
	27,768,251	19,690,824	4,411,901
Net realized and unrealized gain (loss)	13,211,238	18,475,052	4,042,521
Increase in net assets from operations	$27,020,514	$46,258,983	$11,436,400
The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Active Bond Trust		Core Bond Trust		High Yield Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$20,154,507	$18,209,919	$27,560,409	$16,928,561	$12,408,885	$10,916,935
Net realized gain (loss)	(17,502,632)	(26,263,915)	(36,948,568)	(78,315,510)	(9,652,707)	(9,852,552)
Change in net unrealized appreciation (depreciation)	31,211,820	(86,107,970)	53,910,831	(69,808,075)	18,206,811	(28,143,427)
Increase (decrease) in net assets resulting from operations	33,863,695	(94,161,966)	44,522,672	(131,195,024)	20,962,989	(27,079,044)
Distributions to shareholders
From earnings
Series I	(906,598)	(1,138,268)	(1,823,436)	(1,485,314)	(1,248,089)	(3,087,188)
Series II	(3,398,593)	(4,195,709)	(1,896,410)	(1,344,902)	(765,932)	(1,980,201)
Series NAV	(14,738,060)	(18,364,518)	(20,368,300)	(15,757,417)	(2,482,084)	(5,460,996)
Total distributions	(19,043,251)	(23,698,495)	(24,088,146)	(18,587,633)	(4,496,105)	(10,528,385)
From portfolio share transactions
Portfolio share transactions	(7,079,863)	(61,006,907)	(5,461,523)	(64,067,757)	(3,633,597)	(3,679,377)
Total increase (decrease)	7,740,581	(178,867,368)	14,973,003	(213,850,414)	12,833,287	(41,286,806)
Net assets
Beginning of year	548,796,053	727,663,421	785,464,680	999,315,094	167,493,211	208,780,017
End of year	$556,536,634	$548,796,053	$800,437,683	$785,464,680	$180,326,498	$167,493,211
	Investment Quality Bond Trust		Money Market Trust		Opportunistic Fixed Income Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$7,219,945	$5,930,043	$108,805,646	$29,796,806	$8,489,451	$7,477,551
Net realized gain (loss)	(5,601,874)	(12,099,614)	2,871	9,315	(15,775,944)	(12,445,257)
Change in net unrealized appreciation (depreciation)	11,410,924	(33,134,897)	—	—	19,936,990	(18,336,205)
Increase (decrease) in net assets resulting from operations	13,028,995	(39,304,468)	108,808,517	29,806,121	12,650,497	(23,303,911)
Distributions to shareholders
From earnings
Series I	(1,500,476)	(5,505,486)	(83,681,000)	(22,663,968)	(552,545)	(847,246)
Series II	(659,646)	(2,718,019)	(2,740,275)	(734,328)	(1,021,768)	(1,671,776)
Series NAV	(938,691)	(3,166,588)	(22,384,365)	(6,457,687)	(3,021,089)	(3,903,288)
Total distributions	(3,098,813)	(11,390,093)	(108,805,640)	(29,855,983)	(4,595,402)	(6,422,310)
From portfolio share transactions
Portfolio share transactions	(2,099,453)	(13,614,251)	(41,784,338)	335,320,038	(7,262,292)	(22,039,557)
Total increase (decrease)	7,830,729	(64,308,812)	(41,781,461)	335,270,176	792,803	(51,765,778)
Net assets
Beginning of year	206,609,814	270,918,626	2,329,297,495	1,994,027,319	160,350,328	212,116,106
End of year	$214,440,543	$206,609,814	$2,287,516,034	$2,329,297,495	$161,143,131	$160,350,328
The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Select Bond Trust		Short Term Government Income Trust		Strategic Income Opportunities Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$201,021,056	$171,522,284	$3,025,478	$1,904,802	$13,809,276	$11,844,569
Net realized gain (loss)	(206,798,623)	(479,443,875)	(1,587,405)	(1,693,453)	(14,557,013)	(3,397,518)
Change in net unrealized appreciation (depreciation)	355,292,742	(758,962,315)	4,965,946	(12,003,564)	27,768,251	(53,214,718)
Increase (decrease) in net assets resulting from operations	349,515,175	(1,066,883,906)	6,404,019	(11,792,215)	27,020,514	(44,767,667)
Distributions to shareholders
From earnings
Series I	(4,297,135)	(5,329,746)	(401,023)	(392,944)	(7,901,386)	(8,811,956)
Series II	(12,155,084)	(15,790,182)	(231,579)	(232,622)	(1,831,740)	(1,763,045)
Series NAV	(174,392,901)	(223,358,414)	(2,166,578)	(1,931,770)	(3,163,333)	(3,084,135)
Total distributions	(190,845,120)	(244,478,342)	(2,799,180)	(2,557,336)	(12,896,459)	(13,659,136)
From portfolio share transactions
Portfolio share transactions	(100,709,934)	(520,797,934)	4,602,032	(5,083,045)	(3,277,690)	(15,077,506)
Total increase (decrease)	57,960,121	(1,832,160,182)	8,206,871	(19,432,596)	10,846,365	(73,504,309)
Net assets
Beginning of year	5,958,809,425	7,790,969,607	161,740,280	181,172,876	374,609,743	448,114,052
End of year	$6,016,769,546	$5,958,809,425	$169,947,151	$161,740,280	$385,456,108	$374,609,743
	Total Bond Market Trust		Ultra Short Term Bond Trust
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$27,783,931	$18,228,449	$7,393,879	$2,143,304
Net realized gain (loss)	(1,215,772)	(12,617,479)	(369,380)	298,524
Change in net unrealized appreciation (depreciation)	19,690,824	(118,976,190)	4,411,901	(4,933,030)
Increase (decrease) in net assets resulting from operations	46,258,983	(113,365,220)	11,436,400	(2,491,202)
Distributions to shareholders
From earnings
Series I	(7,743,364)	(7,572,612)	(285,220)	(156,297)
Series II	(1,161,559)	(1,260,574)	(5,451,870)	(2,997,662)
Series NAV	(15,902,568)	(11,170,970)	(1,091,282)	(524,154)
Total distributions	(24,807,491)	(20,004,156)	(6,828,372)	(3,678,113)
From portfolio share transactions
Portfolio share transactions	57,438,609	247,208,789	(28,440,641)	34,668,147
Total increase (decrease)	78,890,101	113,839,413	(23,832,613)	28,498,832
Net assets
Beginning of year	861,604,471	747,765,058	273,836,190	245,337,358
End of year	$940,494,572	$861,604,471	$250,003,577	$273,836,190
The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
Series I
12-31-2023	8.06	0.30	0.19	0.49	(0.29)	—	(0.29)	8.26	6.43	0.71	0.71	3.68	27	85
12-31-2022	9.79	0.27	(1.64)	(1.37)	(0.30)	(0.06)	(0.36)	8.06	(13.85)	0.71	0.70	3.05	26	91
12-31-2021	10.34	0.24	(0.30)	(0.06)	(0.33)	(0.16)	(0.49)	9.79	(0.57)	0.70	0.69	2.35	34	95
12-31-2020	9.79	0.26	0.60	0.86	(0.31)	—	(0.31)	10.34	8.79	0.70	0.70	2.56	36	98
12-31-2019	9.21	0.29	0.56	0.85	(0.27)	—	(0.27)	9.79	9.25	0.70	0.70	2.96	37	88
Series II
12-31-2023	8.08	0.29	0.19	0.48	(0.28)	—	(0.28)	8.28	6.21	0.91	0.91	3.48	105	85
12-31-2022	9.81	0.25	(1.64)	(1.39)	(0.28)	(0.06)	(0.34)	8.08	(14.02)	0.91	0.90	2.83	103	91
12-31-2021	10.36	0.22	(0.30)	(0.08)	(0.31)	(0.16)	(0.47)	9.81	(0.77)	0.90	0.89	2.15	144	95
12-31-2020	9.81	0.24	0.60	0.84	(0.29)	—	(0.29)	10.36	8.57	0.90	0.90	2.36	156	98
12-31-2019	9.23	0.27	0.56	0.83	(0.25)	—	(0.25)	9.81	9.03	0.90	0.90	2.76	145	88
Series NAV
12-31-2023	8.07	0.31	0.19	0.50	(0.30)	—	(0.30)	8.27	6.48	0.66	0.66	3.73	425	85
12-31-2022	9.80	0.27	(1.63)	(1.36)	(0.31)	(0.06)	(0.37)	8.07	(13.78)	0.66	0.65	3.10	420	91
12-31-2021	10.34	0.24	(0.28)	(0.04)	(0.34)	(0.16)	(0.50)	9.80	(0.42)	0.65	0.64	2.40	549	95
12-31-2020	9.80	0.27	0.58	0.85	(0.31)	—	(0.31)	10.34	8.73	0.65	0.65	2.61	560	98
12-31-2019	9.22	0.29	0.57	0.86	(0.28)	—	(0.28)	9.80	9.30	0.65	0.65	3.01	542	88
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Trust
Series I
12-31-2023	11.04	0.39	0.22	0.61	(0.34)	—	(0.34)	11.31	5.80	0.69	0.68	3.49	63	258
12-31-2022	13.10	0.23	(2.03)	(1.80)	(0.26)	—	(0.26)	11.04	(13.67)	0.68	0.68	1.95	64	275
12-31-2021	14.23	0.11	(0.39)	(0.28)	(0.26)	(0.59)	(0.85)	13.10	(1.96)	0.67	0.66	0.82	84	269
12-31-2020	13.41	0.20	0.95	1.15	(0.33)	—	(0.33)	14.23	8.62	0.67	0.66	1.40	93	354
12-31-2019	12.68	0.32	0.74	1.06	(0.33)	—	(0.33)	13.41	8.32	0.67	0.66	2.42	92	446
Series II
12-31-2023	11.03	0.37	0.22	0.59	(0.32)	—	(0.32)	11.30	5.61	0.89	0.88	3.30	69	258
12-31-2022	13.08	0.21	(2.02)	(1.81)	(0.24)	—	(0.24)	11.03	(13.81)	0.88	0.88	1.76	64	275
12-31-2021	14.22	0.09	(0.41)	(0.32)	(0.23)	(0.59)	(0.82)	13.08	(2.23)	0.87	0.86	0.62	79	269
12-31-2020	13.39	0.17	0.97	1.14	(0.31)	—	(0.31)	14.22	8.50	0.87	0.86	1.20	85	354
12-31-2019	12.67	0.29	0.73	1.02	(0.30)	—	(0.30)	13.39	8.04	0.87	0.86	2.23	81	446
Series NAV
12-31-2023	10.98	0.39	0.23	0.62	(0.35)	—	(0.35)	11.25	5.89	0.64	0.63	3.55	669	258
12-31-2022	13.03	0.24	(2.02)	(1.78)	(0.27)	—	(0.27)	10.98	(13.62)	0.63	0.63	2.00	658	275
12-31-2021	14.17	0.12	(0.41)	(0.29)	(0.26)	(0.59)	(0.85)	13.03	(1.99)	0.62	0.61	0.87	836	269
12-31-2020	13.34	0.20	0.97	1.17	(0.34)	—	(0.34)	14.17	8.80	0.62	0.61	1.46	867	354
12-31-2019	12.62	0.33	0.72	1.05	(0.33)	—	(0.33)	13.34	8.34	0.62	0.61	2.47	918	446
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
Series I
12-31-2023	4.30	0.33	0.22	0.55	(0.12)	—	(0.12)	4.73	13.05	0.87	0.86	7.24	50	38
12-31-2022	5.30	0.29	(1.00)	(0.71)	(0.29)	—	(0.29)	4.30	(13.25)	0.85	0.84	6.03	50	32
12-31-2021	5.27	0.27	0.04	0.31	(0.28)	—	(0.28)	5.30	5.82	0.83	0.82	4.99	64	76
12-31-2020	5.31	0.28	0.01	0.29	(0.33)	—	(0.33)	5.27	5.81	0.85	0.85	5.47	65	96
12-31-2019	4.84	0.30	0.46	0.76	(0.29)	—	(0.29)	5.31	15.66	0.80[3]	0.79[3]	5.62	68	57
Series II
12-31-2023	4.43	0.33	0.22	0.55	(0.11)	—	(0.11)	4.87	12.70	1.07	1.06	7.04	32	38
12-31-2022	5.45	0.28	(1.02)	(0.74)	(0.28)	—	(0.28)	4.43	(13.45)	1.05	1.04	5.80	33	32
12-31-2021	5.41	0.27	0.03	0.30	(0.26)	—	(0.26)	5.45	5.67	1.03	1.02	4.79	48	76
12-31-2020	5.44	0.28	0.01	0.29	(0.32)	—	(0.32)	5.41	5.67	1.05	1.05	5.27	47	96
12-31-2019	4.96	0.29	0.47	0.76	(0.28)	—	(0.28)	5.44	15.50	1.00[3]	0.99[3]	5.42	52	57
Series NAV
12-31-2023	4.22	0.32	0.21	0.53	(0.12)	—	(0.12)	4.63	12.87	0.82	0.81	7.30	98	38
12-31-2022	5.20	0.28	(0.97)	(0.69)	(0.29)	—	(0.29)	4.22	(13.07)	0.80	0.79	6.12	85	32
12-31-2021	5.18	0.27	0.03	0.30	(0.28)	—	(0.28)	5.20	5.78	0.78	0.77	5.05	96	76
12-31-2020	5.23	0.28	—[4]	0.28	(0.33)	—	(0.33)	5.18	5.77	0.80	0.80	5.52	84	96
12-31-2019	4.77	0.29	0.46	0.75	(0.29)	—	(0.29)	5.23	15.99	0.75[3]	0.74[3]	5.66	86	57
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement of legal fees of 0.05%. 4. Less than $0.005 per share.
Investment Quality Bond Trust
Series I
12-31-2023	9.22	0.33	0.27	0.60	(0.15)	—	(0.15)	9.67	6.49	0.77	0.76	3.52	101	41
12-31-2022	11.50	0.27	(2.01)	(1.74)	(0.33)	(0.21)	(0.54)	9.22	(14.88)	0.76	0.75	2.62	100	39
12-31-2021	12.17	0.22	(0.37)	(0.15)	(0.25)	(0.27)	(0.52)	11.50	(1.26)	0.74	0.73	1.86	134	37
12-31-2020	11.39	0.26	0.80	1.06	(0.27)	(0.01)	(0.28)	12.17	9.37	0.75	0.74	2.15	142	51
12-31-2019	10.68	0.30	0.70	1.00	(0.29)	—	(0.29)	11.39	9.36	0.75	0.74	2.70	139	45
Series II
12-31-2023	9.23	0.31	0.27	0.58	(0.13)	—	(0.13)	9.68	6.28	0.97	0.96	3.32	51	41
12-31-2022	11.50	0.25	(2.00)	(1.75)	(0.31)	(0.21)	(0.52)	9.23	(15.06)	0.96	0.95	2.42	51	39
12-31-2021	12.18	0.20	(0.39)	(0.19)	(0.22)	(0.27)	(0.49)	11.50	(1.45)	0.94	0.93	1.66	71	37
12-31-2020	11.40	0.23	0.81	1.04	(0.25)	(0.01)	(0.26)	12.18	9.15	0.95	0.94	1.95	80	51
12-31-2019	10.69	0.28	0.70	0.98	(0.27)	—	(0.27)	11.40	9.15	0.95	0.94	2.49	76	45
Series NAV
12-31-2023	9.18	0.33	0.27	0.60	(0.15)	—	(0.15)	9.63	6.57	0.72	0.71	3.58	62	41
12-31-2022	11.45	0.27	(2.00)	(1.73)	(0.33)	(0.21)	(0.54)	9.18	(14.88)	0.71	0.70	2.70	56	39
12-31-2021	12.13	0.23	(0.39)	(0.16)	(0.25)	(0.27)	(0.52)	11.45	(1.21)	0.69	0.68	1.91	65	37
12-31-2020	11.35	0.26	0.81	1.07	(0.28)	(0.01)	(0.29)	12.13	9.46	0.70	0.69	2.19	44	51
12-31-2019	10.65	0.31	0.68	0.99	(0.29)	—	(0.29)	11.35	9.35	0.70	0.69	2.74	41	45
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
Series I
12-31-2023	1.00	0.047	—[3]	0.047	(0.047)	—	(0.047)	1.00	4.76	0.44	0.33	4.66	1,780	—
12-31-2022	1.00	0.013	—[3]	0.013	(0.013)	—	(0.013)	1.00	1.29	0.44	0.33	1.33	1,778	—
12-31-2021	1.00	—[3]	—[3]	—[3]	—[3]	—	—[3]	1.00	0.00[4]	0.44	0.07	—	1,522	—
12-31-2020	1.00	0.003	—[3]	0.003	(0.003)	—	(0.003)	1.00	0.31	0.44	0.24	0.26	1,835	—
12-31-2019	1.00	0.019	—[3]	0.019	(0.019)	—	(0.019)	1.00	1.93	0.46	0.33	1.91	1,420	—
Series II
12-31-2023	1.00	0.044	0.001	0.045	(0.045)	—	(0.045)	1.00	4.55	0.64	0.53	4.44	57	—
12-31-2022	1.00	0.010	0.001	0.011	(0.011)	—	(0.011)	1.00	1.07	0.64	0.53	1.00	67	—
12-31-2021	1.00	—[3]	—[3]	—[3]	—[3]	—	—[3]	1.00	0.00[4]	0.64	0.07	—	79	—
12-31-2020	1.00	0.003	(0.001)	0.002	(0.002)	—	(0.002)	1.00	0.24	0.64	0.32	0.26	100	—
12-31-2019	1.00	0.017	—[3]	0.017	(0.017)	—	(0.017)	1.00	1.73	0.66	0.53	1.73	120	—
Series NAV
12-31-2023	1.00	0.047	—[3]	0.047	(0.047)	—	(0.047)	1.00	4.81	0.39	0.28	4.70	451	—
12-31-2022	1.00	0.014	(0.001)	0.013	(0.013)	—	(0.013)	1.00	1.34	0.39	0.28	1.36	484	—
12-31-2021	1.00	—[3]	—[3]	—[3]	—[3]	—	—[3]	1.00	0.00[4]	0.39	0.07	—	393	—
12-31-2020	1.00	0.003	—[3]	0.003	(0.003)	—	(0.003)	1.00	0.33	0.39	0.22	0.31	467	—
12-31-2019	1.00	0.020	—[3]	0.020	(0.020)	—	(0.020)	1.00	1.98	0.41	0.28	1.97	390	—
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.0005 per share. 4. Less than 0.005%.
Opportunistic Fixed Income Trust
Series I
12-31-2023	10.48	0.58	0.26	0.84	(0.29)	—	(0.29)	11.03	8.23	0.93	0.82	5.35	21	89
12-31-2022	12.31	0.47	(1.87)	(1.40)	(0.30)	(0.13)	(0.43)	10.48	(11.12)	0.90	0.82	4.31	21	119
12-31-2021	13.47	0.38	(0.66)	(0.28)	(0.37)	(0.51)	(0.88)	12.31	(2.02)	0.85	0.82	2.90	29	126
12-31-2020	12.30	0.30	1.39	1.69	(0.52)	—	(0.52)	13.47	13.79	0.92[3]	0.85[3]	2.34	32	326[4]
12-31-2019	12.34	0.28	0.50	0.78	(0.82)	—	(0.82)	12.30	6.38	1.16[3]	1.12[3]	2.23	31	45
Series II
12-31-2023	10.29	0.54	0.27	0.81	(0.27)	—	(0.27)	10.83	7.97	1.13	1.02	5.13	42	89
12-31-2022	12.10	0.44	(1.84)	(1.40)	(0.28)	(0.13)	(0.41)	10.29	(11.26)	1.10	1.02	4.11	43	119
12-31-2021	13.25	0.35	(0.64)	(0.29)	(0.35)	(0.51)	(0.86)	12.10	(2.26)	1.05	1.02	2.70	56	126
12-31-2020	12.11	0.27	1.37	1.64	(0.50)	—	(0.50)	13.25	13.63	1.12[3]	1.05[3]	2.11	59	326[4]
12-31-2019	12.17	0.25	0.49	0.74	(0.80)	—	(0.80)	12.11	6.08	1.36[3]	1.32[3]	2.03	60	45
Series NAV
12-31-2023	10.43	0.58	0.26	0.84	(0.29)	—	(0.29)	10.98	8.21	0.88	0.77	5.40	98	89
12-31-2022	12.25	0.48	(1.86)	(1.38)	(0.31)	(0.13)	(0.44)	10.43	(10.96)	0.85	0.77	4.38	96	119
12-31-2021	13.41	0.39	(0.66)	(0.27)	(0.38)	(0.51)	(0.89)	12.25	(2.06)	0.80	0.77	2.95	126	126
12-31-2020	12.25	0.30	1.39	1.69	(0.53)	—	(0.53)	13.41	13.90	0.87[3]	0.80[3]	2.35	106	326[4]
12-31-2019	12.30	0.28	0.50	0.78	(0.83)	—	(0.83)	12.25	6.37	1.11[3]	1.07[3]	2.28	107	45
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes interest expense of 0.01% and 0.25% for the year ended December 31, 2020 and the year ended December 31, 2019, respectively. 4. Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Select Bond Trust
Series I
12-31-2023	11.46	0.39	0.28	0.67	(0.38)	—	(0.38)	11.75	6.10	0.66	0.63	3.36	139	146
12-31-2022	13.94	0.32	(2.32)	(2.00)	(0.38)	(0.10)	(0.48)	11.46	(14.20)	0.66	0.62	2.56	135	120
12-31-2021	14.59	0.28	(0.45)	(0.17)	(0.41)	(0.07)	(0.48)	13.94	(1.20)	0.65	0.61	1.94	177	132
12-31-2020	13.79	0.34	0.91	1.25	(0.45)	—	(0.45)	14.59	9.08	0.65	0.62	2.36	179	118
12-31-2019	12.99	0.35	0.81	1.16	(0.36)	—	(0.36)	13.79	8.95	0.65	0.62	2.55	176	137
Series II
12-31-2023	11.48	0.37	0.27	0.64	(0.35)	—	(0.35)	11.77	5.88	0.86	0.83	3.16	390	146
12-31-2022	13.96	0.30	(2.32)	(2.02)	(0.36)	(0.10)	(0.46)	11.48	(14.38)	0.86	0.82	2.40	413	120
12-31-2021	14.61	0.25	(0.45)	(0.20)	(0.38)	(0.07)	(0.45)	13.96	(1.39)	0.85	0.81	1.74	415	132
12-31-2020	13.81	0.31	0.91	1.22	(0.42)	—	(0.42)	14.61	8.86	0.85	0.82	2.18	437	118
12-31-2019	13.01	0.32	0.82	1.14	(0.34)	—	(0.34)	13.81	8.73	0.85	0.82	2.35	423	137
Series NAV
12-31-2023	11.45	0.39	0.28	0.67	(0.38)	—	(0.38)	11.74	6.15	0.61	0.59	3.40	5,487	146
12-31-2022	13.93	0.33	(2.32)	(1.99)	(0.39)	(0.10)	(0.49)	11.45	(14.16)	0.61	0.58	2.61	5,411	120
12-31-2021	14.58	0.28	(0.45)	(0.17)	(0.41)	(0.07)	(0.48)	13.93	(1.15)	0.60	0.57	1.98	7,199	132
12-31-2020	13.78	0.35	0.90	1.25	(0.45)	—	(0.45)	14.58	9.14	0.60	0.58	2.40	7,212	118
12-31-2019	12.98	0.35	0.82	1.17	(0.37)	—	(0.37)	13.78	9.01	0.60	0.58	2.60	7,703	137
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Short Term Government Income Trust
Series I
12-31-2023	10.94	0.20	0.22	0.42	(0.18)	—	(0.18)	11.18	3.92	0.73	0.72	1.77	24	108
12-31-2022	11.88	0.12	(0.89)	(0.77)	(0.17)	—	(0.17)	10.94	(6.48)	0.72	0.71	1.10	25	52
12-31-2021	12.29	0.13	(0.32)	(0.19)	(0.22)	—	(0.22)	11.88	(1.59)	0.70	0.69	1.04	30	32
12-31-2020	12.07	0.16	0.27	0.43	(0.21)	—	(0.21)	12.29	3.60	0.71	0.71	1.30	33	38
12-31-2019	11.87	0.15	0.25	0.40	(0.20)	—	(0.20)	12.07	3.39	0.71	0.71	1.25	36	54
Series II
12-31-2023	10.95	0.17	0.22	0.39	(0.16)	—	(0.16)	11.18	3.63	0.93	0.92	1.57	15	108
12-31-2022	11.89	0.10	(0.89)	(0.79)	(0.15)	—	(0.15)	10.95	(6.67)	0.92	0.91	0.89	17	52
12-31-2021	12.30	0.10	(0.32)	(0.22)	(0.19)	—	(0.19)	11.89	(1.78)	0.90	0.89	0.84	22	32
12-31-2020	12.08	0.14	0.27	0.41	(0.19)	—	(0.19)	12.30	3.39	0.91	0.91	1.10	29	38
12-31-2019	11.88	0.13	0.25	0.38	(0.18)	—	(0.18)	12.08	3.18	0.91	0.91	1.05	23	54
Series NAV
12-31-2023	10.94	0.20	0.22	0.42	(0.19)	—	(0.19)	11.17	3.87	0.68	0.67	1.83	131	108
12-31-2022	11.88	0.13	(0.90)	(0.77)	(0.17)	—	(0.17)	10.94	(6.43)	0.67	0.66	1.15	119	52
12-31-2021	12.29	0.13	(0.32)	(0.19)	(0.22)	—	(0.22)	11.88	(1.54)	0.65	0.64	1.09	130	32
12-31-2020	12.07	0.17	0.27	0.44	(0.22)	—	(0.22)	12.29	3.65	0.66	0.66	1.35	131	38
12-31-2019	11.87	0.16	0.25	0.41	(0.21)	—	(0.21)	12.07	3.44	0.66	0.66	1.30	120	54
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
Series I
12-31-2023	12.18	0.46	0.42	0.88	(0.44)	—	(0.44)	12.62	7.37	0.80	0.79	3.71	234	39
12-31-2022	14.07	0.38	(1.81)	(1.43)	(0.46)	—	(0.46)	12.18	(10.06)	0.78	0.77	2.97	238	48
12-31-2021	14.44	0.37	(0.25)	0.12	(0.49)	—	(0.49)	14.07	0.90	0.76	0.75	2.56	301	61
12-31-2020	13.52	0.35	0.80	1.15	(0.23)	—	(0.23)	14.44	8.59	0.76	0.76	2.54	333	73
12-31-2019	12.53	0.40	0.96	1.36	(0.37)	—	(0.37)	13.52	10.91	0.76	0.76	3.03	361	95
Series II
12-31-2023	12.22	0.44	0.41	0.85	(0.41)	—	(0.41)	12.66	7.23	1.00	0.99	3.52	58	39
12-31-2022	14.11	0.36	(1.82)	(1.46)	(0.43)	—	(0.43)	12.22	(10.30)	0.98	0.97	2.80	52	48
12-31-2021	14.47	0.34	(0.24)	0.10	(0.46)	—	(0.46)	14.11	0.70	0.96	0.95	2.36	51	61
12-31-2020	13.56	0.32	0.80	1.12	(0.21)	—	(0.21)	14.47	8.36	0.96	0.96	2.34	38	73
12-31-2019	12.56	0.38	0.97	1.35	(0.35)	—	(0.35)	13.56	10.75	0.96	0.96	2.83	36	95
Series NAV
12-31-2023	12.14	0.47	0.41	0.88	(0.44)	—	(0.44)	12.58	7.53	0.75	0.74	3.77	93	39
12-31-2022	14.03	0.39	(1.82)	(1.43)	(0.46)	—	(0.46)	12.14	(10.05)	0.73	0.72	3.03	84	48
12-31-2021	14.39	0.38	(0.24)	0.14	(0.50)	—	(0.50)	14.03	0.95	0.71	0.70	2.61	96	61
12-31-2020	13.48	0.35	0.80	1.15	(0.24)	—	(0.24)	14.39	8.60	0.71	0.71	2.59	87	73
12-31-2019	12.49	0.41	0.96	1.37	(0.38)	—	(0.38)	13.48	11.00	0.71	0.71	3.08	80	95
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
Total Bond Market Trust
Series I
12-31-2023	8.78	0.27	0.18	0.45	(0.24)	—	(0.24)	8.99	5.35	0.57	0.30	3.08	299	10
12-31-2022	10.45	0.22	(1.64)	(1.42)	(0.25)	—	(0.25)	8.78	(13.49)	0.57	0.30	2.29	271	38
12-31-2021	10.89	0.17	(0.37)	(0.20)	(0.24)	—	(0.24)	10.45	(1.81)	0.57	0.30	1.58	336	32
12-31-2020	10.39	0.21	0.54	0.75	(0.25)	—	(0.25)	10.89	7.23	0.57	0.30	1.93	389	40
12-31-2019	9.82	0.26	0.55	0.81	(0.24)	—	(0.24)	10.39	8.24	0.57	0.30	2.49	311	36
Series II
12-31-2023	8.80	0.26	0.16	0.42	(0.22)	—	(0.22)	9.00	5.02	0.77	0.50	2.88	48	10
12-31-2022	10.46	0.20	(1.63)	(1.43)	(0.23)	—	(0.23)	8.80	(13.58)	0.77	0.50	2.08	49	38
12-31-2021	10.91	0.15	(0.38)	(0.23)	(0.22)	—	(0.22)	10.46	(2.10)	0.77	0.50	1.38	62	32
12-31-2020	10.40	0.19	0.55	0.74	(0.23)	—	(0.23)	10.91	7.11	0.77	0.50	1.73	81	40
12-31-2019	9.83	0.24	0.55	0.79	(0.22)	—	(0.22)	10.40	8.02	0.77	0.50	2.29	57	36
Series NAV
12-31-2023	8.78	0.28	0.16	0.44	(0.24)	—	(0.24)	8.98	5.29	0.52	0.25	3.14	594	10
12-31-2022	10.44	0.22	(1.62)	(1.40)	(0.26)	—	(0.26)	8.78	(13.36)	0.52	0.25	2.39	542	38
12-31-2021	10.89	0.17	(0.37)	(0.20)	(0.25)	—	(0.25)	10.44	(1.86)	0.52	0.25	1.62	350	32
12-31-2020	10.38	0.22	0.54	0.76	(0.25)	—	(0.25)	10.89	7.39	0.52	0.25	1.99	329	40
12-31-2019	9.81	0.26	0.55	0.81	(0.24)	—	(0.24)	10.38	8.30	0.52	0.25	2.54	271	36
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Ultra Short Term Bond Trust
Series I
12-31-2023	10.93	0.33	0.17	0.50	(0.32)	—	(0.32)	11.11	4.60	0.68	0.61	2.99	12	41
12-31-2022	11.19	0.10	(0.20)	(0.10)	(0.16)	—	(0.16)	10.93	(0.84)	0.67	0.61	0.94	10	54
12-31-2021	11.46	0.04	(0.09)	(0.05)	(0.22)	—	(0.22)	11.19	(0.46)	0.67	0.60	0.34	11	47
12-31-2020	11.51	0.14	0.03	0.17	(0.22)	—	(0.22)	11.46	1.47	0.67	0.60	1.21	15	71
12-31-2019	11.37	0.23	0.12	0.35	(0.21)	—	(0.21)	11.51	3.12	0.67	0.62	2.02	12	64
Series II
12-31-2023	10.93	0.31	0.17	0.48	(0.30)	—	(0.30)	11.11	4.41	0.88	0.81	2.77	200	41
12-31-2022	11.19	0.09	(0.21)	(0.12)	(0.14)	—	(0.14)	10.93	(1.04)	0.87	0.81	0.77	228	54
12-31-2021	11.46	0.02	(0.10)	(0.08)	(0.19)	—	(0.19)	11.19	(0.66)	0.87	0.80	0.15	197	47
12-31-2020	11.51	0.12	0.03	0.15	(0.20)	—	(0.20)	11.46	1.28	0.87	0.80	1.02	255	71
12-31-2019	11.37	0.21	0.12	0.33	(0.19)	—	(0.19)	11.51	2.91	0.87	0.82	1.82	234	64
Series NAV
12-31-2023	10.93	0.34	0.17	0.51	(0.32)	—	(0.32)	11.12	4.74	0.63	0.56	3.04	38	41
12-31-2022	11.20	0.11	(0.21)	(0.10)	(0.17)	—	(0.17)	10.93	(0.88)	0.62	0.56	0.97	35	54
12-31-2021	11.47	0.04	(0.09)	(0.05)	(0.22)	—	(0.22)	11.20	(0.41)	0.62	0.55	0.38	38	47
12-31-2020	11.51	0.15	0.04	0.19	(0.23)	—	(0.23)	11.47	1.61	0.62	0.55	1.27	34	71
12-31-2019	11.38	0.24	0.11	0.35	(0.22)	—	(0.22)	11.51	3.08	0.62	0.57	2.07	31	64
1. Based on average daily shares outstanding. 2. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which are presented in this report (the portfolios).
The portfolios may offer multiple classes of shares: Series I, Series II, and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor) and Manulife Financial Corporation except in the case of the Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. Series II and Series NAV of Core Bond Trust, Series II of Select Bond Trust and Series II and Series NAV of Strategic Income Opportunities Trust are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Variable Trust Advisers LLC.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Securities held by Money Market Trust are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolio. The portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer
65

Significant accounting policies, continued

specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2023, by major security category or type:
	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Active Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$274,690,123	—	$274,690,123	—
Foreign government obligations	350	—	350	—
Corporate bonds	201,906,184	—	201,906,184	—
Capital preferred securities	295,490	—	295,490	—
Municipal bonds	3,237,621	—	3,237,621	—
Collateralized mortgage obligations	32,634,567	—	32,634,567	—
Asset backed securities	35,020,529	—	35,020,529	—
Common stocks	185,453	$159,225	26,228	—
Preferred securities	139,379	139,379	—	—
Short-term investments	8,344,633	8,344,633	—	—
Total investments in securities	$556,454,329	$8,643,237	$547,811,092	—
Derivatives:
Assets
Futures	$47,079	$47,079	—	—

Core Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$439,937,322	—	$439,937,322	—
Foreign government obligations	5,541,129	—	5,541,129	—
Corporate bonds	178,800,529	—	178,800,529	—
Municipal bonds	2,930,446	—	2,930,446	—
Collateralized mortgage obligations	126,006,893	—	126,006,893	—
Asset backed securities	58,054,530	—	58,054,530	—
Short-term investments	18,894,740	$18,894,740	—	—
Total investments in securities	$830,165,589	$18,894,740	$811,270,849	—

High Yield Trust
Investments in securities:
Assets
Foreign government obligations	$731,434	—	$731,434	—
Corporate bonds	149,265,259	—	148,393,059	$872,200
Convertible bonds	1,008,025	—	1,008,025	—
Term loans	7,435,116	—	6,996,315	438,801
Asset backed securities	12,800,853	—	12,800,853	—
Common stocks	890,167	$875,483	—	14,684
Preferred securities	817,492	527,592	—	289,900
Escrow shares	67,018	—	—	67,018
Escrow certificates	—	—	—	—
Short-term investments	10,108,671	10,108,671	—	—
Total investments in securities	$183,124,035	$11,511,746	$169,929,686	$1,682,603
Derivatives:
Assets
Futures	$197,832	$197,832	—	—
Forward foreign currency contracts	20,501	—	$20,501	—
Swap contracts	308,224	—	308,224	—
Liabilities
66

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
High Yield Trust (continued)
Forward foreign currency contracts	$(49)	—	$(49)	—
Swap contracts	(110,232)	—	(110,232)	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Investment Quality Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$140,024,585	—	$140,024,585	—
Foreign government obligations	6,300,728	—	6,300,728	—
Corporate bonds	63,280,779	—	63,280,779	—
Municipal bonds	3,619,639	—	3,619,639	—
Collateralized mortgage obligations	27,359,406	—	27,359,406	—
Asset backed securities	23,358,658	—	23,358,658	—
Short-term investments	8,434,527	$234,527	8,200,000	—
Total investments in securities	$272,378,322	$234,527	$272,143,795	—
Derivatives:
Assets
Futures	$511,538	$511,538	—	—
Swap contracts	1,179,166	—	$1,179,166	—
Liabilities
Futures	(2,033,286)	(2,033,286)	—	—
Forward foreign currency contracts	(48,092)	—	(48,092)	—

Money Market Trust
Investments in securities:
Assets
U.S. Government	$380,595,408	—	$380,595,408	—
U.S. Government Agency	1,370,620,710	—	1,370,620,710	—
Corporate bonds	3,551,720	—	3,551,720	—
Repurchase agreement	525,104,000	—	525,104,000	—
Total investments in securities	$2,279,871,838	—	$2,279,871,838	—

Opportunistic Fixed Income Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$59,347,562	—	$59,347,562	—
Foreign government obligations	65,196,560	—	65,196,560	—
Corporate bonds	26,128,107	—	26,128,107	—
Convertible bonds	8,977,149	—	8,977,149	—
Municipal bonds	320,329	—	320,329	—
Term loans	3,752,423	—	3,752,423	—
Collateralized mortgage obligations	5,922,601	—	5,922,601	—
Asset backed securities	4,834,588	—	4,834,588	—
Common stocks	22,737	$22,737	—	—
Preferred securities	1,027,117	1,027,117	—	—
Short-term investments	16,582,463	16,582,463	—	—
Total investments in securities	$192,111,636	$17,632,317	$174,479,319	—
Liabilities
Sale commitments outstanding	$(4,246,023)	—	$(4,246,023)	—
Derivatives:
Assets
67

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Opportunistic Fixed Income Trust (continued)
Futures	$1,073,096	$964,116	$108,980	—
Forward foreign currency contracts	632,312	—	632,312	—
Swap contracts	1,872,390	—	1,872,390	—
Liabilities
Futures	(729,034)	(729,034)	—	—
Forward foreign currency contracts	(872,934)	—	(872,934)	—
Swap contracts	(2,733,117)	—	(2,733,117)	—

Select Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$3,391,475,397	—	$3,391,475,397	—
Corporate bonds	1,806,858,537	—	1,806,858,537	—
Municipal bonds	33,903,611	—	33,903,611	—
Collateralized mortgage obligations	263,769,099	—	263,769,099	—
Asset backed securities	442,336,393	—	442,336,393	—
Short-term investments	29,772,485	$29,772,485	—	—
Total investments in securities	$5,968,115,522	$29,772,485	$5,938,343,037	—
Derivatives:
Assets
Futures	$660,720	$660,720	—	—
Liabilities
Futures	(57,197)	(57,197)	—	—

Short Term Government Income Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$162,167,730	—	$162,167,730	—
Municipal bonds	4,745,041	—	4,745,041	—
Collateralized mortgage obligations	815,614	—	815,614	—
Short-term investments	1,387,336	$1,387,336	—	—
Total investments in securities	$169,115,721	$1,387,336	$167,728,385	—
Derivatives:
Assets
Futures	$162,308	$162,308	—	—

Strategic Income Opportunities Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$58,039,909	—	$58,039,909	—
Foreign government obligations	90,970,029	—	90,970,029	—
Corporate bonds	167,831,015	—	167,831,015	—
Convertible bonds	10,496,135	—	10,496,135	—
Municipal bonds	8,782,219	—	8,782,219	—
Term loans	2,753,458	—	2,753,458	—
Collateralized mortgage obligations	21,066,774	—	21,066,774	—
Asset backed securities	6,391,926	—	6,391,926	—
Preferred securities	1,970,804	$1,970,804	—	—
Short-term investments	14,208,187	14,208,187	—	—
Total investments in securities	$382,510,456	$16,178,991	$366,331,465	—
68

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Strategic Income Opportunities Trust (continued)
Derivatives:
Assets
Futures	$14,147	$14,147	—	—
Forward foreign currency contracts	6,690,788	—	$6,690,788	—
Liabilities
Futures	(994,474)	(994,474)	—	—
Forward foreign currency contracts	(8,296,214)	—	(8,296,214)	—

Total Bond Market Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$649,445,184	—	$649,445,184	—
Foreign government obligations	7,886,487	—	7,886,487	—
Corporate bonds	247,651,199	—	247,651,199	—
Municipal bonds	3,520,107	—	3,520,107	—
Collateralized mortgage obligations	16,601,376	—	16,601,376	—
Asset backed securities	4,527,388	—	4,527,388	—
Short-term investments	5,599,037	$5,599,037	—	—
Total investments in securities	$935,230,778	$5,599,037	$929,631,741	—

Ultra Short Term Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,494,833	—	$1,494,833	—
Corporate bonds	135,770,113	—	135,770,113	—
Collateralized mortgage obligations	539,073	—	539,073	—
Asset backed securities	40,361,853	—	40,361,853	—
Short-term investments	73,433,998	$7,157,765	66,276,233	—
Total investments in securities	$251,599,870	$7,157,765	$244,442,105	—
Repurchase agreements. The portfolios may enter into repurchase agreements. When the portfolios enter into a repurchase agreement, they receive collateral that is held in a segregated account by the portfolios' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the portfolio for repurchase agreements is disclosed in the Portfolios of investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
When-issued/delayed-delivery securities. The portfolios may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date. As a result, the portfolios have paid (received) cash collateral to (from) certain counterparties to these transactions, which is recorded as Cash collateral at broker for sale commitments (Payable for collateral on sale commitments), as follows:
Portfolio	Counterparty	Collateral Paid/ (Received)
Core Bond Trust	Morgan Stanley	$(170,000)
69

Significant accounting policies, continued

Term loans (Floating rate loans). The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The portfolios' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolios' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolios' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolios and, if the portfolios' exposure to such investments is substantial, it could impair the portfolios' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolios may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At December 31, 2023, Opportunistic Fixed Income Trust had $10,941 in unfunded loan commitments outstanding.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset-backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios' cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Payment-in-kind bonds. The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the portfolios may need to sell other investments to make distributions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
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Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2023:
Portfolio	Market value of securities on loan	Cash collateral received
Active Bond Trust	$1,798,347	$1,837,163
Core Bond Trust	1,008,552	1,029,380
High Yield Trust	7,292,044	7,440,719
Investment Quality Bond Trust	229,649	234,340
Opportunistic Fixed Income Trust	1,852,128	1,891,109
Select Bond Trust	1,783,806	1,821,601
Strategic Income Opportunities Trust	1,954,575	2,005,675
Total Bond Market Trust	3,588,644	3,665,612
Ultra Short Term Bond Trust	2,913,478	2,977,425
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
Effective July 17, 2023, Core Bond Trust transitioned from the BNP Paribas arrangement to the syndicated line of credit agreement with Citibank, N.A. that enables Core Bond Trust and other affiliated funds to participate in a $1 billion unsecured committed line of credit. Core Bond Trust can borrow up to $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to July 17, 2023, Core Bond Trust and other affiliated funds had entered into an unsecured $50 million line of credit agreement with BNP Paribas.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2023 were as follows:
Portfolio	Commitment fee
Active Bond Trust	$5,952
Core Bond Trust	23,180
High Yield Trust	4,540
Investment Quality Bond Trust	4,665
Money Market Trust	12,802
Opportunistic Fixed Income Trust	4,495
Portfolio	Commitment fee
Select Bond Trust	$25,928
Short Term Government Income Trust	4,538
Strategic Income Opportunities Trust	5,292
Total Bond Market Trust	7,321
Ultra Short Term Bond Trust	4,907

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Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and each portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
Active Bond Trust	$20,316,630	$27,907,204
Core Bond Trust	61,598,237	60,040,685
High Yield Trust	3,582,285	75,935,342
Investment Quality Bond Trust	13,277,412	7,022,052
Opportunistic Fixed Income Trust	9,864,759	9,869,967
Select Bond Trust	388,847,426	337,471,726
Short Term Government Income Trust	4,876,936	24,872,859
Strategic Income Opportunities Trust	4,162,496	14,652,766
Total Bond Market Trust	10,705,114	14,491,687
Ultra Short Term Bond Trust	7,161,809	20,064,506
As of December 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Active Bond Trust	$592,147,947	$7,096,697	$(42,743,236)	$(35,646,539)
Core Bond Trust	852,009,993	12,692,828	(34,537,232)	(21,844,404)
High Yield Trust	201,141,381	4,069,428	(21,670,498)	(17,601,070)
Investment Quality Bond Trust	290,500,174	3,916,802	(22,429,328)	(18,512,526)
Money Market Trust	2,279,871,838	—	—	—
Opportunistic Fixed Income Trust	195,369,660	6,056,967	(14,318,301)	(8,261,334)
Select Bond Trust	6,321,907,779	77,835,168	(431,023,902)	(353,188,734)
Short Term Government Income Trust	178,063,301	453,455	(9,238,727)	(8,785,272)
Strategic Income Opportunities Trust	402,054,261	4,746,843	(26,876,401)	(22,129,558)
Total Bond Market Trust	1,008,906,169	4,775,301	(78,450,692)	(73,675,391)
Ultra Short Term Bond Trust	253,514,939	432,421	(2,347,490)	(1,915,069)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends from net investment income, if any, at least annually with the exception of Money Market Trust, which declares dividends daily and pays monthly from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended December 31, 2023 was as follows:
Portfolio	Ordinary Income
Active Bond Trust	$19,043,251
Core Bond Trust	24,088,146
High Yield Trust	4,496,105
Investment Quality Bond Trust	3,098,813
Money Market Trust	108,805,640
Opportunistic Fixed Income Trust	4,595,402
Select Bond Trust	190,845,120
Short Term Government Income Trust	2,799,180
Strategic Income Opportunities Trust	12,896,459
Total Bond Market Trust	24,807,491
Ultra Short Term Bond Trust	6,828,372
The tax character of distributions for the year ended December 31, 2022 was as follows:
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Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$20,091,989	$3,606,506	$23,698,495
Core Bond Trust	18,587,633	—	18,587,633
High Yield Trust	10,528,385	—	10,528,385
Investment Quality Bond Trust	7,004,751	4,385,342	11,390,093
Money Market Trust	29,855,983	—	29,855,983
Opportunistic Fixed Income Trust	6,422,310	—	6,422,310
Select Bond Trust	193,229,274	51,249,068	244,478,342
Short Term Government Income Trust	2,557,336	—	2,557,336
Strategic Income Opportunities Trust	13,659,136	—	13,659,136
Total Bond Market Trust	20,004,156	—	20,004,156
Ultra Short Term Bond Trust	3,678,113	—	3,678,113
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income
Active Bond Trust	$8,037,048
Core Bond Trust	11,635,291
High Yield Trust	12,741,850
Investment Quality Bond Trust	7,339,116
Money Market Trust	4,959
Opportunistic Fixed Income Trust	4,622,333
Select Bond Trust	85,093,378
Short Term Government Income Trust	1,354,958
Strategic Income Opportunities Trust	11,479,581
Total Bond Market Trust	11,653,779
Ultra Short Term Bond Trust	3,348,729
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, foreign currency transactions, derivative transactions, amortization and accretion on debt securities, and wash sale loss deferrals.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the portfolios may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolios, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolios and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolios, if any, for OTC transactions is held in a segregated account at the portfolios' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolios' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
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Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statements of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the portfolios for centrally-cleared transactions, if any, are identified in the Portfolio of investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Active Bond Trust	To manage against changes in interest rates and manage duration of the portfolio.	Up to $4.3 million
High Yield Trust	To manage duration of the portfolio.	From $8.5 million to $8.9 million
Investment Quality Bond Trust	To manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the portfolio.	From $52.0 million to $86.1 million
Opportunistic Fixed Income Trust	To manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the portfolio.	From $85.6 million to $107.7 million
Select Bond Trust	To manage against changes in interest rates and manage duration of the portfolio.	From $20.3 million to $88.4 million
Short Term Government Income Trust	To manage against changes in interest rates and manage duration of the portfolio.	Up to $7.2 million
Strategic Income Opportunities Trust	To manage duration of the portfolio.	Up to $29.3 million
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the portfolios thereby reducing the portfolios' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $456,000 to $502,000
Investment Quality Bond Trust	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $4.5 million to $6.0 million
Opportunistic Fixed Income Trust	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	From $125.9 million to $143.5 million
Strategic Income Opportunities Trust	To manage against changes in foreign currency exchange rates and to enhance potential gain/income.	From $118.9 million to $531.5 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying asset at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying asset at the exercise price. Writing puts and buying calls may increase the portfolios' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the portfolios' exposure to such changes. Risks related to the use of options include the loss of premiums on purchased options, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
Purchased options are included in the Portfolio of investments and are subsequently “marked-to-market” to reflect current market value. If a purchased option expires, a portfolio realizes a loss equal to the premium paid for the option. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying asset transaction to determine the realized gain (loss). Written options are
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included as liabilities in the Statements of assets and liabilities and are “marked-to-market” to reflect the current market value. If the written option expires, a portfolio realizes a gain equal to the premium received. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying asset transaction to determine the realized gain (loss).
The following table details how the portfolios used purchased options contracts during the year ended December 31, 2023. In addition, the table summarizes the range of market value amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Strategic Income Opportunities Trust	To manage against changes in foreign currency exchange rates. At December 31, 2023, there were no open purchased option contracts.	Up to $61,000
The following table details how the portfolios used written options contracts during the year ended December 31, 2023. In addition, the table summarizes the range of market value amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	Market value range
Strategic Income Opportunities Trust	To manage against changes in foreign currency exchange rates. At December 31, 2023, there were no open written option contracts.	Up to $18,000
Swaps. Swap agreements are agreements between the portfolio and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the portfolios, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the portfolios is recorded as realized gain or loss, as well as the net periodic payments received or paid by the portfolios.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The portfolios may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolios settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
The following table details how the portfolios used interest rate swaps contracts during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Investment Quality Bond Trust	To manage against changes in interest rates and to manage duration of the portfolio.	From $3.5 million to $5.9 million
Opportunistic Fixed Income Trust	To manage against changes in interest rates and to manage duration of the portfolio.	From $32.7 million to $70.2 million
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
The following table details how the portfolios used credit default swap contracts as the buyer during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To manage against potential credit events.	From $1.0 million to $2.1 million
Investment Quality Bond Trust	To manage against potential credit events.	From $2.0 million to $5.2 million
Opportunistic Fixed Income Trust	To manage against potential credit events.	From $25.3 million to $96.7 million
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
75

Derivative instruments, continued

The following table details how the portfolios used credit default swap contracts as the seller during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
High Yield Trust	To gain credit exposure to an issuer or index.	From $1.6 million to $5.7 million
Investment Quality Bond Trust	To gain credit exposure to an issuer or index. At Decemebr 31, 2023, there were no open credit default swap contracts as the seller.	Up to $1.4 million
Opportunistic Fixed Income Trust	To gain credit exposure to an issuer or index.	From $110,000 to $3.0 million
Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.
The following table details how the portfolios used inflation swaps during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Opportunistic Fixed Income Trust	To manage exposure to inflation risk.	From $15.0 million to $18.9 million
Total Return Swaps. The portfolios may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A portfolio may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
The following table details how the portfolios used total return swaps during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Opportunistic Fixed Income Trust	To gain exposure to a security or market without investing directly in such security or market and to exchange the risk/return of one market with another.	From $1.6 million to $20.0 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2023 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Active Bond Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$47,079	—
High Yield Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$197,832	—
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	20,501	$(49)
	Credit	Swap contracts, at value[2]	Credit default swaps	308,224	(110,232)
				$526,557	$(110,281)
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$511,538	$(2,033,286)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	—	(48,092)
	Credit	Swap contracts, at value[2]	Credit default swaps	50,428	—
	Interest rate	Swap contracts, at value[2]	Interest rate swaps	1,128,738	—
				$1,690,704	$(2,081,378)
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Derivative instruments, continued

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Opportunistic Fixed Income Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$1,073,096	$(729,034)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	632,312	(872,934)
	Credit	Swap contracts, at value[2]	Credit default swaps	1,151,034	(1,047,251)
	Interest rate	Swap contracts, at value	Total return swaps	—	(685,999)
	Interest rate	Swap contracts, at value[2]	Interest rate swaps	218,833	(959,285)
	Inflation	Swap contracts, at value	Inflation swaps	502,523	(40,582)
				$3,577,798	$(4,335,085)
Select Bond Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$660,720	$(57,197)
Short Term Government Income Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$162,308	—
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$14,147	$(994,474)
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	6,690,788	(8,296,214)
				$6,704,935	$(9,290,688)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolios of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statements of assets and liabilities.
For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty.
The tables below reflect the portfolios' exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Strategic Income Opportunities Trust
Forward foreign currency contracts	$6,690,788	$(8,296,214)
Totals	$6,690,788	$(8,296,214)
Strategic Income Opportunities Trust
Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Australia and New Zealand Banking Group Limited	$119,115	$(661,665)	$(542,550)	—	$542,550	—
Bank of America, N.A.	—	(3,843)	(3,843)	—	—	$(3,843)
Bank of Montreal	—	(31,548)	(31,548)	—	—	(31,548)
Barclays Bank PLC	903,016	(878,478)	24,538	—	—	24,538
Canadian Imperial Bank of Commerce	303,838	(628,142)	(324,304)	—	—	(324,304)
Citibank, N.A.	513,352	(1,586,917)	(1,073,565)	—	1,073,565	—
Goldman Sachs Group, Inc.	637,644	(843,287)	(205,643)	—	205,643	—
HSBC Bank USA, N.A.	503,918	(393,807)	110,111	—	—	110,111
JPMorgan Chase Bank, N.A.	789,770	(454,214)	335,556	$335,556	—	—
Morgan Stanley Capital Services LLC	952,874	(929,701)	23,173	—	—	23,173
National Australia Bank Ltd.	—	(11,929)	(11,929)	—	—	(11,929)
Royal Bank of Canada	100,369	(493,727)	(393,358)	—	310,000	(83,358)
Standard Chartered Bank	245,493	(17,636)	227,857	—	—	227,857
State Street Bank and Trust Company	894,490	(1,133,566)	(239,076)	—	239,076	—
The Toronto-Dominion Bank	398	(5,680)	(5,282)	—	—	(5,282)
UBS AG	726,511	(222,074)	504,437	503,252	—	1,185
Totals	$6,690,788	$(8,296,214)	$(1,605,426)	$838,808	$2,370,834	$(73,400)

[1] Reflects cash and/or non-cash collateral posted by the counterparty or posted by the portfolio, excluding any excess collateral amounts.
77

Derivative instruments, continued

Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Active Bond Trust	Interest rate	—	$(190,586)	—	—	—	$(190,586)
High Yield Trust	Interest rate	—	$(304,201)	—	—	—	$(304,201)
	Currency	—	—	$16,783	—	—	16,783
	Credit	—	—	—	—	$(216,746)	(216,746)
	Total	—	$(304,201)	$16,783	—	$(216,746)	$(504,164)
Investment Quality Bond Trust	Interest rate	—	$1,610,347	—	—	$98,254	$1,708,601
	Currency	—	—	$(234,490)	—	—	(234,490)
	Credit	—	—	—	—	(155,207)	(155,207)
	Total	—	$1,610,347	$(234,490)	—	$(56,953)	$1,318,904
Opportunistic Fixed Income Trust	Interest rate	—	$(1,858,986)	—	—	$(525,525)	$(2,384,511)
	Currency	—	—	$16,193	—	—	16,193
	Credit	—	—	—	—	(1,268,110)	(1,268,110)
	Inflation	—	—	—	—	(459,108)	(459,108)
	Total	—	$(1,858,986)	$16,193	—	$(2,252,743)	$(4,095,536)
Select Bond Trust	Interest rate	—	$(3,315,664)	—	—	—	$(3,315,664)
Short Term Government Income Trust	Interest rate	—	$(203,462)	—	—	—	$(203,462)
Strategic Income Opportunities Trust	Interest rate	—	$1,437,815	—	—	—	$1,437,815
	Currency	$(121,699)	—	$(2,386,975)	$56,390	—	(2,452,284)
	Total	$(121,699)	$1,437,815	$(2,386,975)	$56,390	—	$(1,014,469)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Active Bond Trust	Interest rate	—	$47,079	—	—	—	$47,079
High Yield Trust	Interest rate	—	$206,871	—	—	—	$206,871
	Currency	—	—	$(9,514)	—	—	(9,514)
	Credit	—	—	—	—	$251,123	251,123
	Total	—	$206,871	$(9,514)	—	$251,123	$448,480
Investment Quality Bond Trust	Interest rate	—	$(2,000,523)	—	—	$138,635	$(1,861,888)
	Currency	—	—	$43,892	—	—	43,892
	Credit	—	—	—	—	(42,806)	(42,806)
	Total	—	$(2,000,523)	$43,892	—	$95,829	$(1,860,802)
Opportunistic Fixed Income Trust	Interest rate	—	$(714,742)	—	—	$573,992	$(140,750)
	Currency	—	—	$175,004	—	—	175,004
	Credit	—	—	—	—	(1,064,760)	(1,064,760)
	Inflation	—	—	—	—	(235,834)	(235,834)
	Total	—	$(714,742)	$175,004	—	$(726,602)	$(1,266,340)
Select Bond Trust	Interest rate	—	$579,021	—	—	—	$579,021
Short Term Government Income Trust	Interest rate	—	$162,308	—	—	—	$162,308
78

Derivative instruments, continued

		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Strategic Income Opportunities Trust	Interest rate	—	$(1,023,583)	—	—	—	$(1,023,583)
	Currency	$55,979	—	$1,742,726	$(37,493)	—	1,761,212
	Total	$55,979	$(1,023,583)	$1,742,726	$(37,493)	—	$737,629

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are wholly owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. Under an investment management agreement, the portfolios pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted. JHF II portfolios are advised by John Hancock Investment Management LLC, an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Investment Management Distributors LLC. The annual rate for each portfolio is as follows:
•  Active Bond Trust — a) 0.60% of the first $2.5 billion of average net assets; b) 0.575% of average net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of average net assets.
•  Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of the next $200 million of aggregate net assets; c) 0.570% of the next $600 million of aggregate net assets; d) 0.56% of the next $1 billion of aggregate net assets; and e) 0.55% of the excess over $2 billion of aggregate net assets.
•  High Yield Trust— a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.
•  Investment Quality Bond Trust— a) 0.60% of the first $500 million of average net assets and b) 0.55% of the excess over $500 million of average net assets.
•  Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets; b) 0.425% of the next $250 million aggregate net assets; c) 0.375% of the next $250 million aggregate net assets; d) 0.35% of the next $500 million aggregate net assets; e) 0.325% of the next $500 million aggregate net assets; f) 0.30% of the next $500 million aggregate net assets; and g) 0.275% of the excess over $2.5 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and Money Market Fund, a series of John Hancock Current Interest.
•  Opportunistic Fixed Income Trust — a) 0.65% of the first $1 billion of aggregate net assets and b) 0.625% of the excess over $1 billion of aggregate net assets.
•  Select Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; d) 0.55% of the next $7.5 billion of average net assets; and e) 0.525% of the excess over $10 billion of average net assets.
•  Short Term Government Income Trust— a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.
•  Strategic Income Opportunities Trust— a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of the next $3 billion of aggregate net assets; c) 0.60% of the next $4 billion of aggregate net assets; d) 0.59% of the next $4.5 billion of aggregate net assets; and e) 0.575% of the excess over $12 billion of aggregate net assets. Aggregate net assets include the net assets of the portfolio, Strategic Income Opportunities Fund, a series of JHF II, and Strategic Income Opportunities Fund, a subfund of Manulife Investment Management I PLC.
•  Total Bond Market Trust — a) 0.47% of the first $1.5 billion of average net assets and b) 0.46% of the excess over $1.5 billion of average net assets.
•  Ultra Short Term Bond Trust— a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.
The organizations described below act as the subadvisors to the Trust and certain of its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following subadvisors.
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Fees and transactions with affiliates, continued

Portfolio	Subadvisor(s)
Active Bond Trust Money Market Trust Select Bond Trust Short Term Government Income Trust Strategic Income Opportunities Trust Total Bond Market Trust Ultra Short Term Bond Trust	Manulife Investment Management (US) LLC[1]
Investment Quality Bond Trust Opportunistic Fixed Income Trust	Wellington Management Company LLP
Core Bond Trust	Allspring Global Investments, LLC
High Yield Trust	Western Asset Management Company, LLC (Sub-Subadvisor is Western Asset Management Company Limited)
1 An affiliate of the Advisor.
The portfolios are not responsible for payment of the subadvisory fees.
Expense reimbursements.The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2023, this waiver amounted to 0.01% of the portfolios’ average net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive its management fee on Money Market Trust and Total Bond Market Trust or, if necessary, make payment to the portfolios in an amount so that the annual operating expenses do not exceed 0.28% and 0.25%, respectively, of the portfolios' average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, class-specific expenses, borrowing costs, prime brokerage fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business. This agreement expires on April 30, 2024, unless renewed by mutual agreement of the Advisor and the portfolio based upon a determination that this is appropriate under the circumstances at that time.
The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the portfolios exceed 0.15% of average net assets for each of the portfolios with the exception of Total Bond Market Trust. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reduction will continue in effect until terminated by the Advisor.
The Advisor has voluntarily agreed to waive its management fees by 0.02% of the average daily net assets of Opportunistic Fixed Income Trust and Select Bond Trust. These voluntary advisory fee waivers may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive its management fees by 0.06% of the average daily net assets of Ultra Short Term Bond Trust. This voluntary advisory fee waiver may be terminated at any time by the Advisor upon notice to the Trust.
The Advisor has voluntarily agreed to waive and/or reimburse all class-specific expenses for Series I and Series II shares of the Select Bond Trust to the extent they exceed 0.04% and 0.24%, respectively, of average net assets on an annualized basis attributable to the class (the class expense waiver). This voluntary class specific waiver may be terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2023, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$2,069	$8,214	$33,673	$43,956
Core Bond Trust	4,457	4,753	47,548	56,758
High Yield Trust	3,545	2,371	6,538	12,454
Investment Quality Bond Trust	7,165	3,576	4,266	15,007
Money Market Trust	1,987,559	68,120	525,902	2,581,581
Opportunistic Fixed Income Trust	22,715	45,020	103,521	171,256
Select Bond Trust	50,788	150,975	1,497,605	1,699,368
Short Term Government Income Trust	1,896	1,247	9,602	12,745
Strategic Income Opportunities Trust	18,802	4,408	7,126	30,336
Total Bond Market Trust	765,208	130,369	1,540,663	2,436,240
Ultra Short Term Bond Trust	6,863	145,333	26,278	178,474
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
80

Fees and transactions with affiliates, continued

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2023, were equivalent to a net annual effective rate of the portfolios' average daily  net assets as follows:
Portfolio	Net Annual Effective Rate
Active Bond Trust	0.59%
Core Bond Trust	0.57%
High Yield Trust	0.69%
Investment Quality Bond Trust	0.59%
Money Market Trust	0.23%
Opportunistic Fixed Income Trust	0.54%
Portfolio	Net Annual Effective Rate
Select Bond Trust	0.54%
Short Term Government Income Trust	0.56%
Strategic Income Opportunities Trust	0.64%
Total Bond Market Trust	0.20%
Ultra Short Term Bond Trust	0.48%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended December 31, 2023, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently, only 0.05% for Series I shares and 0.25% for Series ll shares are charged for Rule 12b-1 fees.
Distribution and service fees for the year ended December 31, 2023 were as follows:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Total
Active Bond Trust	$12,876	$255,451	$268,327
Core Bond Trust	30,718	163,758	194,476
High Yield Trust	24,435	81,757	106,192
Investment Quality Bond Trust	49,377	123,217	172,594
Money Market Trust	898,741	154,420	1,053,161
Opportunistic Fixed Income Trust	10,568	105,119	115,687
Select Bond Trust	67,337	1,001,236	1,068,573
Short Term Government Income Trust	12,531	41,132	53,663
Strategic Income Opportunities Trust	115,884	135,660	251,544
Total Bond Market Trust	140,490	119,823	260,313
Ultra Short Term Bond Trust	5,038	534,296	539,334
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, open loans, if any, are presented under the caption Receivable/Payable for interfund lending in the Statements of assets and liabilities. Interest expense is included in Other expenses on the Statements of operations. The portfolios' activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Investment Quality Bond Trust	Lender	$3,100,000	2	5.684%	$979
Opportunistic Fixed Income Trust	Lender	5,185,714	7	4.624%	4,663
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2023 and 2022 were as follows:
Active Bond Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	306,457	$2,507,329	133,854	$1,152,374
Distributions reinvested	119,289	906,598	146,307	1,138,268
Repurchased	(373,931)	(3,046,802)	(564,245)	(4,897,955)
Net increase (decrease)	51,815	$367,125	(284,084)	$(2,607,313)
81

Portfolio share transactions, continued

Active Bond Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series II shares
Sold	1,201,959	$9,967,755	536,464	$4,676,629
Distributions reinvested	446,010	3,398,593	537,223	4,195,709
Repurchased	(1,730,636)	(14,134,886)	(3,037,262)	(26,661,575)
Net decrease	(82,667)	$(768,538)	(1,963,575)	$(17,789,237)
Series NAV shares
Sold	1,296,896	$10,656,196	2,514,591	$21,750,050
Distributions reinvested	1,939,218	14,738,060	2,357,448	18,364,518
Repurchased	(3,943,360)	(32,072,706)	(8,874,471)	(80,724,925)
Net decrease	(707,246)	$(6,678,450)	(4,002,432)	$(40,610,357)
Total net decrease	(738,098)	$(7,079,863)	(6,250,091)	$(61,006,907)
Core Bond Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	371,410	$4,131,401	136,584	$1,574,417
Distributions reinvested	174,491	1,823,436	139,074	1,485,314
Repurchased	(744,937)	(8,312,537)	(938,879)	(11,212,946)
Net decrease	(199,036)	$(2,357,700)	(663,221)	$(8,153,215)
Series II shares
Sold	627,495	$7,059,679	321,960	$3,795,567
Distributions reinvested	181,648	1,896,410	126,045	1,344,902
Repurchased	(491,772)	(5,483,578)	(743,566)	(8,789,770)
Net increase (decrease)	317,371	$3,472,511	(295,561)	$(3,649,301)
Series NAV shares
Sold	2,518,368	$28,007,079	3,398,633	$39,736,813
Distributions reinvested	1,960,375	20,368,300	1,483,749	15,757,417
Repurchased	(4,967,291)	(54,951,713)	(9,111,283)	(107,759,471)
Net decrease	(488,548)	$(6,576,334)	(4,228,901)	$(52,265,241)
Total net decrease	(370,213)	$(5,461,523)	(5,187,683)	$(64,067,757)
High Yield Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,016,859	$4,618,812	875,178	$3,968,042
Distributions reinvested	283,013	1,248,089	736,799	3,087,188
Repurchased	(2,234,506)	(10,104,008)	(2,187,396)	(10,289,275)
Net decrease	(934,634)	$(4,237,107)	(575,419)	$(3,234,045)
Series II shares
Sold	501,392	$2,359,376	463,383	$2,282,643
Distributions reinvested	168,708	765,932	458,380	1,980,201
Repurchased	(1,447,906)	(6,748,694)	(2,373,088)	(11,804,345)
Net decrease	(777,806)	$(3,623,386)	(1,451,325)	$(7,541,501)
Series NAV shares
Sold	4,749,619	$20,981,214	4,478,228	$21,195,571
Distributions reinvested	574,556	2,482,084	1,328,710	5,460,996
Repurchased	(4,351,654)	(19,236,402)	(4,171,490)	(19,560,398)
Net increase	972,521	$4,226,896	1,635,448	$7,096,169
Total net decrease	(739,919)	$(3,633,597)	(391,296)	$(3,679,377)
Investment Quality Bond Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	666,014	$6,348,955	346,641	$3,258,912
Distributions reinvested	168,973	1,500,476	620,686	5,505,486
Repurchased	(1,270,602)	(11,895,096)	(1,784,779)	(18,140,587)
Net decrease	(435,615)	$(4,045,665)	(817,452)	$(9,376,189)
Series II shares
Sold	486,100	$4,605,310	141,592	$1,391,882
Distributions reinvested	74,201	659,646	306,083	2,718,019
Repurchased	(761,523)	(7,159,942)	(1,169,763)	(11,788,011)
Net decrease	(201,222)	$(1,894,986)	(722,088)	$(7,678,110)
82

Portfolio share transactions, continued

Investment Quality Bond Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,780,626	$16,672,283	732,673	$7,500,838
Distributions reinvested	106,187	938,691	358,617	3,166,588
Repurchased	(1,472,057)	(13,769,776)	(709,502)	(7,227,378)
Net increase	414,756	$3,841,198	381,788	$3,440,048
Total net decrease	(222,081)	$(2,099,453)	(1,157,752)	$(13,614,251)
Money Market Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	259,037,980	$259,037,980	492,393,825	$492,393,825
Distributions reinvested	83,681,000	83,681,000	22,663,968	22,663,968
Repurchased	(341,091,020)	(341,091,020)	(258,875,602)	(258,875,602)
Net increase	1,627,960	$1,627,960	256,182,191	$256,182,191
Series II shares
Sold	269,172	$269,172	3,030,688	$3,030,688
Distributions reinvested	2,740,275	2,740,275	734,328	734,328
Repurchased	(12,899,573)	(12,899,573)	(16,003,064)	(16,003,064)
Net decrease	(9,890,126)	$(9,890,126)	(12,238,048)	$(12,238,048)
Series NAV shares
Sold	164,651,415	$164,651,415	270,663,741	$270,663,741
Distributions reinvested	22,384,365	22,384,365	6,457,687	6,457,687
Repurchased	(220,557,952)	(220,557,952)	(185,745,533)	(185,745,533)
Net increase (decrease)	(33,522,172)	$(33,522,172)	91,375,895	$91,375,895
Total net increase (decrease)	(41,784,338)	$(41,784,338)	335,320,038	$335,320,038
Opportunistic Fixed Income Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	108,082	$1,161,614	26,457	$298,731
Distributions reinvested	54,065	552,545	86,102	847,246
Repurchased	(239,452)	(2,576,756)	(476,657)	(5,424,203)
Net decrease	(77,305)	$(862,597)	(364,098)	$(4,278,226)
Series II shares
Sold	275,331	$2,962,141	158,605	$1,694,132
Distributions reinvested	101,770	1,021,768	172,883	1,671,776
Repurchased	(743,134)	(7,857,182)	(777,535)	(8,250,389)
Net decrease	(366,033)	$(3,873,273)	(446,047)	$(4,884,481)
Series NAV shares
Sold	2,338,066	$24,654,602	676,889	$7,517,163
Distributions reinvested	297,059	3,021,089	398,702	3,903,288
Repurchased	(2,890,471)	(30,202,113)	(2,203,613)	(24,297,301)
Net decrease	(255,346)	$(2,526,422)	(1,128,022)	$(12,876,850)
Total net decrease	(698,684)	$(7,262,292)	(1,938,167)	$(22,039,557)
Select Bond Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	970,072	$11,422,699	602,249	$7,133,784
Distributions reinvested	397,147	4,297,135	481,894	5,329,746
Repurchased	(1,346,021)	(15,630,208)	(1,950,570)	(24,298,056)
Net increase (decrease)	21,198	$89,626	(866,427)	$(11,834,526)
Series II shares
Sold	5,491,764	$64,218,283	16,794,552	$213,615,751
Distributions reinvested	1,121,318	12,155,084	1,423,822	15,790,182
Repurchased	(9,418,124)	(109,926,087)	(11,965,859)	(150,508,347)
Net increase (decrease)	(2,805,042)	$(33,552,720)	6,252,515	$78,897,586
83

Portfolio share transactions, continued

Select Bond Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	7,202,145	$84,587,322	10,164,185	$130,226,363
Distributions reinvested	16,132,553	174,392,901	20,213,431	223,358,414
Repurchased	(28,375,245)	(326,227,063)	(74,625,087)	(941,445,771)
Net decrease	(5,040,547)	$(67,246,840)	(44,247,471)	$(587,860,994)
Total net decrease	(7,824,391)	$(100,709,934)	(38,861,383)	$(520,797,934)
Short Term Government Income Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	551,531	$6,098,865	307,058	$3,481,987
Distributions reinvested	36,995	401,023	36,283	392,944
Repurchased	(769,920)	(8,495,910)	(522,568)	(5,923,263)
Net decrease	(181,394)	$(1,996,022)	(179,227)	$(2,048,332)
Series II shares
Sold	182,730	$2,018,812	835,188	$9,727,921
Distributions reinvested	21,363	231,579	21,460	232,622
Repurchased	(430,444)	(4,746,186)	(1,125,538)	(12,968,649)
Net decrease	(226,351)	$(2,495,795)	(268,890)	$(3,008,106)
Series NAV shares
Sold	3,589,194	$39,602,744	1,525,890	$17,408,604
Distributions reinvested	200,053	2,166,578	178,372	1,931,770
Repurchased	(2,958,253)	(32,675,473)	(1,719,351)	(19,366,981)
Net increase (decrease)	830,994	$9,093,849	(15,089)	$(26,607)
Total net increase (decrease)	423,249	$4,602,032	(463,206)	$(5,083,045)
Strategic Income Opportunities Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,183,099	$14,687,018	682,130	$8,837,432
Distributions reinvested	671,887	7,901,386	747,409	8,811,956
Repurchased	(2,890,374)	(35,940,525)	(3,281,040)	(42,288,808)
Net decrease	(1,035,388)	$(13,352,121)	(1,851,501)	$(24,639,420)
Series II shares
Sold	622,612	$7,779,502	918,436	$12,112,586
Distributions reinvested	155,232	1,831,740	149,032	1,763,045
Repurchased	(461,873)	(5,741,084)	(382,087)	(4,929,072)
Net increase	315,971	$3,870,158	685,381	$8,946,559
Series NAV shares
Sold	615,294	$7,646,170	369,182	$4,765,406
Distributions reinvested	269,909	3,163,333	262,480	3,084,135
Repurchased	(372,798)	(4,605,230)	(564,258)	(7,234,186)
Net increase	512,405	$6,204,273	67,404	$615,355
Total net decrease	(207,012)	$(3,277,690)	(1,098,716)	$(15,077,506)
Total Bond Market Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,964,432	$52,875,545	3,601,177	$33,411,543
Distributions reinvested	929,575	7,743,364	890,896	7,572,612
Repurchased	(4,454,065)	(39,475,754)	(5,828,168)	(54,944,790)
Net increase (decrease)	2,439,942	$21,143,155	(1,336,095)	$(13,960,635)
Series II shares
Sold	881,973	$7,892,745	878,087	$8,328,388
Distributions reinvested	139,109	1,161,559	147,955	1,260,574
Repurchased	(1,303,210)	(11,569,760)	(1,348,265)	(12,701,843)
Net decrease	(282,128)	$(2,515,456)	(322,223)	$(3,112,881)
84

Portfolio share transactions, continued

Total Bond Market Trust, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	6,301,806	$56,502,077	39,125,194	$372,377,196
Distributions reinvested	1,909,072	15,902,568	1,314,232	11,170,970
Repurchased	(3,813,769)	(33,593,735)	(12,257,355)	(119,265,861)
Net increase	4,397,109	$38,810,910	28,182,071	$264,282,305
Total net increase	6,554,923	$57,438,609	26,523,753	$247,208,789
Ultra Short Term Bond Trust	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	465,753	$5,168,178	479,155	$5,303,734
Distributions reinvested	26,047	285,220	14,432	156,297
Repurchased	(408,090)	(4,522,640)	(499,646)	(5,527,670)
Net increase (decrease)	83,710	$930,758	(6,059)	$(67,639)
Series II shares
Sold	3,190,142	$35,290,612	8,498,389	$93,910,676
Distributions reinvested	497,433	5,451,870	276,792	2,997,662
Repurchased	(6,565,143)	(72,647,682)	(5,492,108)	(60,594,580)
Net increase (decrease)	(2,877,568)	$(31,905,200)	3,283,073	$36,313,758
Series NAV shares
Sold	722,053	$7,967,244	860,311	$9,506,532
Distributions reinvested	99,570	1,091,282	48,398	524,154
Repurchased	(587,242)	(6,524,725)	(1,049,751)	(11,608,658)
Net increase (decrease)	234,381	$2,533,801	(141,042)	$(1,577,972)
Total net increase (decrease)	(2,559,477)	$(28,440,641)	3,135,972	$34,668,147
Affiliates of the Trust owned 100% of shares of the portfolios, with the exception of Core Bond Trust, Select Bond Trust and Strategic Income Opportunities Trust. For Core Bond Trust, affiliates owned 66.13% and 99.89% of Series II and Series NAV shares, respectively. For Select Bond Trust, affiliates owned 99.91% of Series II shares. For Strategic Income Opportunities Trust, affiliates owned 44.72% and 99.34% of Series II and Series NAV shares, respectively, on December 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2023:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Active Bond Trust	$277,326,402	$179,173,918	$246,014,047	$213,479,516
Core Bond Trust	1,448,871,575	635,452,769	1,465,496,471	644,800,019
High Yield Trust	—	64,390,273	—	62,827,333
Investment Quality Bond Trust	28,167,733	80,445,504	33,940,189	71,706,766
Opportunistic Fixed Income Trust	19,965,520	130,090,582	5,412,557	156,706,879
Select Bond Trust	6,697,272,675	1,906,954,660	6,225,983,633	2,520,062,214
Short Term Government Income Trust	175,065,655	9,061,192	143,469,964	36,669,025
Strategic Income Opportunities Trust	14,402,580	127,946,774	7,745,949	144,235,899
Total Bond Market Trust	81,734,589	68,339,237	46,982,109	42,179,025
Ultra Short Term Bond Trust	—	81,908,571	—	107,067,664
8.  Investment in affiliated underlying funds
Certain portfolios may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Active Bond Trust
John Hancock Collateral Trust*	834,447	$12,007,133	$168,877,214	$(172,547,162)	$8,588	$(1,140)	$606,690	—	$8,344,633
Core Bond Trust
85

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	102,968	—	$12,423,326	$(11,393,561)	$(8)	$(54)	$6,206	—	$1,029,703
High Yield Trust
John Hancock Collateral Trust*	744,452	$3,347,124	$56,105,139	$(52,011,485)	$3,389	$505	$176,894	—	$7,444,672
Investment Quality Bond Trust
John Hancock Collateral Trust*	23,452	—	$5,508,714	$(5,274,462)	$291	$(16)	$5,726	—	$234,527
Opportunistic Fixed Income Trust
John Hancock Collateral Trust*	189,122	$291,498	$5,701,402	$(4,101,781)	$302	$(165)	$3,796	—	$1,891,256
Select Bond Trust
John Hancock Collateral Trust*	2,977,189	$195,160,389	$2,145,062,498	$(2,310,528,866)	$106,047	$(27,583)	$3,610,153	—	$29,772,485
Short Term Government Income Trust
John Hancock Collateral Trust	138,731	$484,928	$61,108,213	$(60,205,912)	$222	$(115)	$83,453	—	$1,387,336
Strategic Income Opportunities Trust
John Hancock Collateral Trust*	1,420,790	$8,306,745	$98,265,868	$(92,369,184)	$5,336	$(578)	$495,013	—	$14,208,187
Total Bond Market Trust
John Hancock Collateral Trust*	559,893	$4,633,816	$168,782,582	$(167,820,844)	$3,604	$(121)	$510,502	—	$5,599,037
Ultra Short Term Bond Trust
John Hancock Collateral Trust*	715,762	$1,046,684	$369,373,374	$(363,259,554)	$(2,557)	$(182)	$294,038	—	$7,157,765
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
9.  Investment by affiliated funds
Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios' net assets. At December 31, 2023, affiliated concentration (as a percentage of the portfolios' net assets) is as follows:
Portfolio	Affiliated Concentration
Core Bond Trust	53.6%
Select Bond Trust	90.5%
10.  Restricted securities
The portfolios may hold restricted securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2023:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
High Yield Trust
KCAD Holdings I, Ltd.	3-21-11	$1,353,651	165,553,563	—	—	165,553,563	0.0%[1]	$166
MWO Holdings LLC	8-30-16	438,156	445	—	—	445	0.0%[1]	2,768
New Cotai, Inc., Class B	4-12-13	0	3	—	—	3	0.0%	0
								$2,934
[1]	Less than 0.05%.
11.  LIBOR discontinuation risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
86

LIBOR discontinuation risk, continued

Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the portfolios' performance.
12.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
13.  New rule issuance
On July 12, 2023, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules and forms related to money market funds that will affect the manner in which the Money Market Trust and other money market funds operate. The amendments increase the required minimum level of liquid assets for money market funds, remove the ability to impose redemption gates, and require certain money market funds to impose liquidity fees under certain circumstances. The amendments are effective on October 2, 2023, with staggered compliance dates for various provisions in the rule. The Advisor is currently evaluating the impact of these amendments to the Money Market Trust.
87

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
88

John Hancock Variable Insurance Trust
Trustees and officers Information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	182
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[3] Born: 1944	2012	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	182
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	180
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Steven R. Pruchansky, Born: 1944	2012	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

89

John Hancock Variable Insurance Trust
Trustees and officers Information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions);  CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2012
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

90

John Hancock Variable Insurance Trust
Trustees and officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

91

John Hancock Variable Insurance Trust
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE With the exception of Money Market Trust, all of each fund's holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. For Money Market Trust, the portfolio reports certain information to the SEC monthly on Form N-MFP, including the fund’s portfolio holdings and other pricing information, which are made public immediately upon the report’s filing with the SEC. Each fund's Form N-PORT or Form N-MFP ﬁlings are available on the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.
92

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444
More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
π Member of the Audit Committee as of September 26, 2023.
†   Non-Independent Trustee
*   Member of the Audit Committee
#  Effective June 29, 2023.
Investment advisor
John Hancock Variable Trust Advisers LLC
Principal distributor
John Hancock Distributors, LLC
JHTBA	12/31
2/24
1115017:1223

JOHN HANCOCK
Variable Insurance Trust
Managed Volatility Growth Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Moderate Portfolio
Managed Volatility Conservative Portfolio
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Annual report
December 31, 2023

John Hancock Variable Insurance Trust
Annual report — Table of contents

Portfolio	Managers' commentary and portfolio performance	Portfolio of investments
Managed Volatility Growth Portfolio	5	11
Managed Volatility Balanced Portfolio	6	12
Portfolio	Managers' commentary and portfolio performance	Portfolio of investments
Managed Volatility Moderate Portfolio	7	13
Managed Volatility Conservative Portfolio	8	14

2

John Hancock Variable Insurance Trust
Managers' commentary and portfolio performance

Trust performance
In the following pages, we have set forth information regarding the performance of each Managed Volatility Portfolio of John Hancock Variable Insurance Trust (the trust or JHVIT). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.
Graph—change in value of $10,000 investment and comparative indexes
The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.
Portfolio managers’ commentary
Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2023. The views expressed are those of the portfolio managers as of December 31, 2023, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust prospectus.

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Bloomberg is a registered trademark of Bloomberg LP. The Managed Volatility Portfolios are not sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Managed Volatility Portfolio.
3

John Hancock Variable Insurance Trust
Portfolio Managers' Commentary

Performance  ►  For the year ended December 31, 2023, the Managed Volatility Growth Portfolio, Series I shares returned 13.69% and the Blended Index for the portfolio, as defined in the Performance Table below, returned 18.03%.
For the year ended December 31, 2023, the Managed Volatility Balanced Portfolio, Series I shares returned 11.99% and the Blended Index for the portfolio, as defined in the Performance Table below, returned 14.37%.
For the year ended December 31, 2023, the Managed Volatility Moderate Portfolio, Series I shares returned 10.64% and the Blended Index for the portfolio, as defined in the Performance Table below, returned 12.57%.
For the year ended December 31, 2023, the Managed Volatility Conservative Portfolio, Series I shares returned 5.47% and the Blended Index for the portfolio, as defined in the Performance Table below, returned 9.01%.
Environment  ►
Despite elevated and persistent worries about a wide range of macroeconomic issues, the financial markets posted strong gains in 2023. Global equities performed particularly well as investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed their pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024, a favorable shift that propelled equities sharply higher in November and December on anticipation of a soft landing for the economy.
Mega-cap U.S. technology stocks outperformed the broader indexes for the full year, as investors continued to view this area as a relative safe haven due to its steady earnings, robust balance sheets, and potential ability to capitalize on the growth of artificial intelligence. On the other hand, the value style and small- to mid-sized companies delivered positive returns but didn’t keep pace with the overall U.S. market.
International equities performed well, with Europe leading the way higher as it came apparent that the conflict in Ukraine was not having as significant of an impact as investors had initially feared. However, international equities lagged the United States due in part to a lower representation of high-growth technology stocks.
Bonds logged gains, albeit not to the extent of equities. After providing lackluster returns for most of 2023, the fixed-income markets surged in the fourth quarter on the improving interest-rate outlook. The credit-oriented areas of the market—investment-grade corporates, high-yield bonds, senior loans, and emerging-market debt—outperformed government issues due to their lower degree of interest-rate sensitivity and a larger contribution from income.
While all four John Hancock Managed Volatility Portfolios posted gains, they trailed their blended benchmark.
Detractors for all portfolios included overweights to U.S. small cap, U.S. mid-cap and emerging-market equities. Holdings that detracted to performance included JHF Multifactor Mid Cap ETF and JHF Emerging Markets Equity Fund.
For all portfolios, the futures contracts, which seek to manage the volatility of returns and limit the magnitude of losses for the portfolios were detractors.
A contributor for all portfolios included an underweight to U.S. Large cap equities. For all portfolios except for Managed Volatility Conservative Portfolio an underweight to international developed equities was a contributor. Manager's performance within the fixed income portion of all the portfolios was a contributor as well. Holdings that contributed to performance included JHF Fundamental Large Cap Core Fund and JHVIT Select Bond Trust.

4

Managed Volatility Growth Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	96.2
Equity	68.0
Large blend	31.1
U.S. large cap	16.5
Emerging-market equity	6.3
U.S. mid cap	6.1
U.S. small cap	4.2
International equity	3.8
Fixed income	28.2
Intermediate bond	28.2
Unaffiliated investment companies	2.6
Equity	2.6
Short-term investments and other	1.2

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Growth Portfolio Series I	13.69	5.18	3.70	28.71	43.77
Managed Volatility Growth Portfolio Series II	13.54	4.98	3.50	27.52	41.06
Managed Volatility Growth Portfolio Series NAV	13.81	5.25	3.76	29.19	44.64
Morningstar U.S. Moderately Aggressive Target Allocation Index	19.46	10.61	7.97	65.57	115.39
Blended Index	18.03	9.66	7.25	58.60	101.33
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 49% Russell 3000 Index, 21% MSCI EAFE Index and 30% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.83	1.03	0.78
Net (%)	0.83	1.03	0.78
5

Managed Volatility Balanced Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	96.8
Equity	48.0
Large blend	22.1
U.S. large cap	13.0
Emerging-market equity	4.0
U.S. mid cap	3.8
U.S. small cap	2.9
International equity	2.2
Fixed income	48.8
Intermediate bond	48.8
Unaffiliated investment companies	2.0
Equity	2.0
Short-term investments and other	1.2

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Balanced Portfolio Series I	11.99	4.62	3.81	25.33	45.35
Managed Volatility Balanced Portfolio Series II	11.79	4.42	3.61	24.12	42.52
Managed Volatility Balanced Portfolio Series NAV	12.00	4.67	3.86	25.66	46.05
Morningstar U.S. Moderate Target Allocation Index	16.75	8.84	6.93	52.75	95.34
Blended Index	14.37	7.29	5.77	42.17	75.26
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 35% Russell 3000 Index, 15% MSCI EAFE Index, and 50% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.80	1.00	0.75
Net (%)	0.80	1.00	0.75
6

Managed Volatility Moderate Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	97.0
Equity	38.0
Large blend	18.0
U.S. large cap	11.4
Emerging-market equity	2.9
U.S. mid cap	2.9
U.S. small cap	1.9
International equity	0.9
Fixed income	59.0
Intermediate bond	59.0
Unaffiliated investment companies	1.9
Equity	1.9
Short-term investments and other	1.1

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Moderate Portfolio Series I	10.64	4.15	3.72	22.55	44.13
Managed Volatility Moderate Portfolio Series II	10.54	3.94	3.52	21.34	41.33
Managed Volatility Moderate Portfolio Series NAV	10.79	4.21	3.78	22.92	44.91
Morningstar U.S. Moderately Conservative Target Allocation Index	13.04	6.12	5.09	34.57	64.28
Blended Index	12.57	6.08	5.01	34.34	63.03
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 28% Russell 3000 Index, 12% MSCI EAFE Index, and 60% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.80	1.00	0.75
Net (%)	0.80	1.00	0.75
7

Managed Volatility Conservative Portfolio
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Geoffrey Kelley, CFA, Robert Sykes, CFA, Nathan Thooft, CFA, Jeffrey Wu

INVESTMENT OBJECTIVE & POLICIES  ►  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22% of net assets.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	97.4
Equity	19.0
Large blend	9.0
U.S. large cap	6.2
U.S. mid cap	1.4
Emerging-market equity	1.3
U.S. small cap	1.1
Fixed income	78.4
Intermediate bond	78.4
Unaffiliated investment companies	0.8
Equity	0.8
Short-term investments and other	1.8

PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Total returns for the period ended 12-31-23 (%)	1-year	5-year	10-year	5-year	10-year
Managed Volatility Conservative Portfolio Series I	5.47	1.74	2.36	9.00	26.32
Managed Volatility Conservative Portfolio Series II	5.20	1.54	2.16	7.91	23.83
Managed Volatility Conservative Portfolio Series NAV	5.50	1.80	2.41	9.34	26.88
Morningstar U.S. Conservative Target Allocation Index	10.07	4.03	3.71	21.85	44.01
Blended Index	9.01	3.62	3.44	19.45	40.22
Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds.
The Blended Index is 14% Russell 3000 Index, 6% MSCI EAFE Index, and 80% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The expense ratios of the portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from the expense ratios disclosed in the financial highlights tables in this report. The expense ratios are as follows:
	Series I	Series II	Series NAV
Gross (%)	0.78	0.98	0.73
Net (%)	0.78	0.98	0.73
8

John Hancock Variable Insurance Trust
Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Managed Volatility Portfolio, you incur ongoing costs, including management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio[2]
Managed Volatility Growth Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,057.50	$0.93	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	1,056.70	1.97	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	1,057.80	0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Managed Volatility Balanced Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,052.50	$0.93	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	1,052.10	1.97	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	1,052.80	0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Managed Volatility Moderate Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,047.60	$0.93	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Series II	Actual expenses/actual returns	1,000.00	1,047.10	1.96	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Series NAV	Actual expenses/actual returns	1,000.00	1,049.00	0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
9

John Hancock Variable Insurance Trust
Shareholder expense example

		Account value on 7-1-2023	Ending value on 12-31-2023	Expenses paid during period ended 12-31-2023[1]	Annualized expense ratio[2]
Managed Volatility Conservative Portfolio
Series I	Actual expenses/actual returns	$1,000.00	$1,022.80	$0.97	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Series II	Actual expenses/actual returns	1,000.00	1,022.10	1.99	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Series NAV	Actual expenses/actual returns	1,000.00	1,022.20	0.71	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Managed Volatility Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 96.2%
Equity - 68.0%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price) (B)	8,359,787	$226,717,410
Emerging Markets Equity, Class NAV, JHIT (MIM US) (C)	25,376,330	229,148,260
Equity Income, Series NAV, JHVIT (T. Rowe Price)	24,092,945	321,158,961
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (C)	5,670,598	377,661,811
Mid Cap Growth, Series NAV, JHVIT (Wellington) (B)	10,251,476	92,980,886
Mid Value, Series NAV, JHVIT (T. Rowe Price)	12,233,047	119,394,539
Multifactor Developed International ETF, JHETF (DFA)	6,593,695	214,987,425
Multifactor Emerging Markets ETF, JHETF (DFA)	4,801,276	122,096,449
Multifactor Mid Cap ETF, JHETF (DFA)	2,405,429	126,669,891
Multifactor Small Cap ETF, JHETF (DFA)	3,220,450	117,767,348
Small Cap Dynamic Growth, Class NAV, JHF II (Axiom) (B)(D)	2,690,263	37,394,654
Small Cap Value, Series NAV, JHVIT (Wellington)	5,608,529	77,005,105
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (C)	101,664,080	1,737,439,131
		3,800,421,870
Fixed income - 28.2%
Bond, Class NAV, JHSB (MIM US) (C)	29,647,704	403,801,730
Core Bond, Series NAV, JHVIT (Allspring Investments)	12,498,512	140,608,264
Select Bond, Series NAV, JHVIT (MIM US) (C)	88,129,189	1,034,636,680
		1,579,046,674
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,514,516,207)		$5,379,468,544
Managed Volatility Growth Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 2.6%
Equity - 2.6%
Fidelity 500 Index Fund	623,039	$103,106,732
Fidelity International Index Fund	823,195	38,978,269
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $118,736,960)		$142,085,001
SHORT-TERM INVESTMENTS - 0.8%
Short-term funds - 0.8%
John Hancock Collateral Trust, 5.3645% (E)(F)	4,784,663	47,847,586
TOTAL SHORT-TERM INVESTMENTS (Cost $47,841,824)		$47,847,586
Total Investments (Managed Volatility Growth Portfolio) (Cost $5,681,094,991) - 99.6%		$5,569,401,131
Other assets and liabilities, net - 0.4%		21,159,230
TOTAL NET ASSETS - 100.0%		$5,590,560,361
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	Non-income producing.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Formerly known as Small Cap Growth Fund.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	239	Long	Mar 2024	$32,331,423	$33,086,563	$755,140
Euro STOXX 50 Index Futures	682	Long	Mar 2024	34,495,793	34,203,975	(291,818)
FTSE 100 Index Futures	113	Long	Mar 2024	10,925,576	11,172,111	246,535
Japanese Yen Currency Futures	168	Long	Mar 2024	14,506,854	15,069,600	562,746
MSCI Emerging Markets Index Futures	795	Long	Mar 2024	39,136,261	41,089,575	1,953,314
Nikkei 225 Index Futures	66	Long	Mar 2024	15,582,857	15,570,851	(12,006)
Pound Sterling Currency Futures	136	Long	Mar 2024	10,653,520	10,838,350	184,830
Russell 2000 E-Mini Index Futures	198	Long	Mar 2024	18,869,672	20,272,230	1,402,558
S&P 500 E-Mini Index Futures	802	Long	Mar 2024	187,578,545	193,281,998	5,703,453
S&P Mid 400 E-Mini Index Futures	125	Long	Mar 2024	33,431,971	35,118,750	1,686,779
						$12,191,531

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Managed Volatility Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 96.8%
Equity - 48.0%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price) (B)	5,223,113	$141,650,813
Emerging Markets Equity, Class NAV, JHIT (MIM US) (C)	12,311,161	111,169,780
Equity Income, Series NAV, JHVIT (T. Rowe Price)	15,113,900	201,468,287
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (C)	3,225,842	214,841,072
Mid Cap Growth, Series NAV, JHVIT (Wellington) (B)	4,334,939	39,317,892
Mid Value, Series NAV, JHVIT (T. Rowe Price)	5,710,822	55,737,621
Multifactor Developed International ETF, JHETF (DFA)	2,819,760	91,938,275
Multifactor Emerging Markets ETF, JHETF (DFA)	2,364,005	60,116,647
Multifactor Mid Cap ETF, JHETF (DFA)	1,322,628	69,649,590
Multifactor Small Cap ETF, JHETF (DFA)	1,476,431	53,991,015
Small Cap Dynamic Growth, Class NAV, JHF II (Axiom) (B)(D)	1,464,563	20,357,425
Small Cap Value, Series NAV, JHVIT (Wellington)	3,516,191	48,277,298
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (C)	55,060,204	940,978,888
		2,049,494,603
Fixed income - 48.8%
Bond, Class NAV, JHSB (MIM US) (C)	39,170,285	533,499,279
Core Bond, Series NAV, JHVIT (Allspring Investments)	16,488,960	185,500,805
Select Bond, Series NAV, JHVIT (MIM US) (C)	115,955,323	1,361,315,495
		2,080,315,579
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $4,371,584,875)		$4,129,810,182
Managed Volatility Balanced Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 2.0%
Equity - 2.0%
Fidelity 500 Index Fund	505,766	$83,699,276
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $69,223,908)		$83,699,276
SHORT-TERM INVESTMENTS - 0.9%
Short-term funds - 0.9%
John Hancock Collateral Trust, 5.3645% (E)(F)	3,969,083	39,691,627
TOTAL SHORT-TERM INVESTMENTS (Cost $39,685,679)		$39,691,627
Total Investments (Managed Volatility Balanced Portfolio) (Cost $4,480,494,462) - 99.7%		$4,253,201,085
Other assets and liabilities, net - 0.3%		12,839,118
TOTAL NET ASSETS - 100.0%		$4,266,040,203
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	Non-income producing.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Formerly known as Small Cap Growth Fund.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	135	Long	Mar 2024	$18,281,043	$18,689,063	$408,020
Euro STOXX 50 Index Futures	369	Long	Mar 2024	18,664,195	18,506,256	(157,939)
FTSE 100 Index Futures	60	Long	Mar 2024	5,801,190	5,932,094	130,904
Japanese Yen Currency Futures	93	Long	Mar 2024	8,030,580	8,342,100	311,520
MSCI Emerging Markets Index Futures	421	Long	Mar 2024	20,724,989	21,759,385	1,034,396
Nikkei 225 Index Futures	35	Long	Mar 2024	8,263,637	8,257,270	(6,367)
Pound Sterling Currency Futures	71	Long	Mar 2024	5,561,764	5,658,256	96,492
Russell 2000 E-Mini Index Futures	116	Long	Mar 2024	11,054,959	11,876,660	821,701
S&P 500 E-Mini Index Futures	503	Long	Mar 2024	117,645,897	121,223,000	3,577,103
S&P Mid 400 E-Mini Index Futures	73	Long	Mar 2024	19,524,271	20,509,350	985,079
						$7,200,909

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Managed Volatility Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.0%
Equity - 38.0%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price) (B)	1,231,900	$33,409,117
Emerging Markets Equity, Class NAV, JHIT (MIM US) (C)	2,608,025	23,550,461
Equity Income, Series NAV, JHVIT (T. Rowe Price)	3,738,536	49,834,688
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (C)	737,726	49,132,558
Mid Cap Growth, Series NAV, JHVIT (Wellington) (B)	1,158,591	10,508,416
Mid Value, Series NAV, JHVIT (T. Rowe Price)	1,398,675	13,651,067
Multifactor Developed International ETF, JHETF (DFA)	322,027	10,499,690
Multifactor Emerging Markets ETF, JHETF (DFA)	401,042	10,198,498
Multifactor Mid Cap ETF, JHETF (DFA)	163,619	8,616,177
Multifactor Small Cap ETF, JHETF (DFA)	193,307	7,068,966
Small Cap Dynamic Growth, Class NAV, JHF II (Axiom) (B)(D)	339,858	4,724,031
Small Cap Value, Series NAV, JHVIT (Wellington)	738,661	10,141,821
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (C)	12,228,643	208,987,502
		440,322,992
Fixed income - 59.0%
Bond, Class NAV, JHSB (MIM US) (C)	12,864,122	175,209,345
Core Bond, Series NAV, JHVIT (Allspring Investments)	5,417,447	60,946,283
Select Bond, Series NAV, JHVIT (MIM US) (C)	38,125,200	447,589,842
		683,745,470
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,212,005,414)		$1,124,068,462
Managed Volatility Moderate Portfolio (continued)
	Shares or Principal Amount	Value
UNAFFILIATED INVESTMENT COMPANIES - 1.9%
Equity - 1.9%
Fidelity 500 Index Fund	133,350	$22,068,025
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $18,250,867)		$22,068,025
SHORT-TERM INVESTMENTS - 0.8%
Short-term funds - 0.8%
John Hancock Collateral Trust, 5.3645% (E)(F)	905,914	9,059,317
TOTAL SHORT-TERM INVESTMENTS (Cost $9,057,366)		$9,059,317
Total Investments (Managed Volatility Moderate Portfolio) (Cost $1,239,313,647) - 99.7%		$1,155,195,804
Other assets and liabilities, net - 0.3%		3,181,495
TOTAL NET ASSETS - 100.0%		$1,158,377,299
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	Non-income producing.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Formerly known as Small Cap Growth Fund.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	26	Long	Mar 2024	$3,517,226	$3,599,375	$82,149
Euro STOXX 50 Index Futures	72	Long	Mar 2024	3,641,787	3,610,977	(30,810)
FTSE 100 Index Futures	11	Long	Mar 2024	1,063,552	1,087,551	23,999
Japanese Yen Currency Futures	17	Long	Mar 2024	1,472,388	1,524,900	52,512
MSCI Emerging Markets Index Futures	79	Long	Mar 2024	3,889,012	4,083,115	194,103
Nikkei 225 Index Futures	6	Long	Mar 2024	1,409,319	1,415,532	6,213
Pound Sterling Currency Futures	14	Long	Mar 2024	1,096,686	1,115,713	19,027
Russell 2000 E-Mini Index Futures	21	Long	Mar 2024	2,001,329	2,150,085	148,756
S&P 500 E-Mini Index Futures	111	Long	Mar 2024	25,961,619	26,751,000	789,381
S&P Mid 400 E-Mini Index Futures	13	Long	Mar 2024	3,476,925	3,652,350	175,425
						$1,460,755

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Managed Volatility Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.4%
Equity - 19.0%
Blue Chip Growth, Series NAV, JHVIT (T. Rowe Price) (B)	342,861	$9,298,390
Emerging Markets Equity, Class NAV, JHIT (MIM US) (C)	602,364	5,439,344
Equity Income, Series NAV, JHVIT (T. Rowe Price)	1,130,413	15,068,411
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (C)	190,391	12,680,065
Multifactor Emerging Markets ETF, JHETF (DFA)	89,969	2,287,912
Multifactor Mid Cap ETF, JHETF (DFA)	155,479	8,187,524
Multifactor Small Cap ETF, JHETF (DFA)	175,786	6,428,248
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (C)	3,144,152	53,733,556
		113,123,450
Fixed income - 78.4%
Bond, Class NAV, JHSB (MIM US) (C)	8,810,773	120,002,722
Core Bond, Series NAV, JHVIT (Allspring Investments)	3,697,839	41,600,691
Select Bond, Series NAV, JHVIT (MIM US) (C)	26,039,463	305,703,293
		467,306,706
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $640,184,785)		$580,430,156
UNAFFILIATED INVESTMENT COMPANIES - 0.8%
Equity - 0.8%
Fidelity 500 Index Fund	29,682	4,912,008
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $4,088,011)		$4,912,008
Managed Volatility Conservative Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.4%
Short-term funds - 0.4%
John Hancock Collateral Trust, 5.3645% (D)(E)	250,577	$2,505,820
TOTAL SHORT-TERM INVESTMENTS (Cost $2,505,978)		$2,505,820
Total Investments (Managed Volatility Conservative Portfolio) (Cost $646,778,774) - 98.6%		$587,847,984
Other assets and liabilities, net - 1.4%		8,414,992
TOTAL NET ASSETS - 100.0%		$596,262,976
Security Abbreviations and Legend
JHETF	John Hancock Exchange-Traded Fund Trust
JHIT	John Hancock Investment Trust
JHSB	John Hancock Sovereign Bond Fund
JHVIT	John Hancock Variable Insurance Trust
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	Non-income producing.
(C)	The subadvisor is an affiliate of the advisor.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro Currency Futures	64	Short	Mar 2024	$(8,662,978)	$(8,860,000)	$(197,022)
Euro STOXX 50 Index Futures	176	Short	Mar 2024	(8,901,185)	(8,826,832)	74,353
FTSE 100 Index Futures	25	Short	Mar 2024	(2,417,542)	(2,471,706)	(54,164)
Japanese Yen Currency Futures	41	Short	Mar 2024	(3,548,980)	(3,677,700)	(128,720)
MSCI Emerging Markets Index Futures	192	Short	Mar 2024	(9,455,834)	(9,923,520)	(467,686)
Nikkei 225 Index Futures	15	Short	Mar 2024	(3,533,119)	(3,538,830)	(5,711)
Pound Sterling Currency Futures	32	Short	Mar 2024	(2,508,683)	(2,550,200)	(41,517)
Russell 2000 E-Mini Index Futures	58	Short	Mar 2024	(5,526,455)	(5,938,330)	(411,875)
S&P 500 E-Mini Index Futures	307	Short	Mar 2024	(71,874,510)	(73,987,000)	(2,112,490)
S&P Mid 400 E-Mini Index Futures	46	Short	Mar 2024	(12,314,918)	(12,923,700)	(608,782)
						$(3,953,614)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Investment companies
Subadvisors of Affiliated Underlying Funds
Allspring Global Investments, LLC	(Allspring Investments)
Axiom Investors LLC	(Axiom)
Dimensional Fund Advisors, LP	(DFA)
Manulife Investment Management (US) LLC	(MIM US)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company LLP	(Wellington)
The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Statements of assets and liabilities — December 31, 2023

Assets	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Unaffiliated investments, at value	$142,085,001	$83,699,276	$22,068,025	$4,912,008
Affiliated investments, at value	5,427,316,130	4,169,501,809	1,133,127,779	582,935,976
Total investments, at value	5,569,401,131	4,253,201,085	1,155,195,804	587,847,984
Receivable for futures variation margin	—	1,853,930	—	421,019
Foreign currency, at value	4,081,797	2,500,451	466,285	1,595,426
Collateral held at broker for futures contracts	18,288,000	8,877,436	2,820,000	6,386,000
Dividends and interest receivable	1,649,824	2,065,846	663,318	449,110
Receivable for fund shares sold	28,804	—	—	53,365
Receivable for investments sold	1,823,632	717,206	478,538	162,522
Other assets	237,083	187,149	54,059	31,003
Total assets	5,595,510,271	4,269,403,103	1,159,678,004	596,946,429
Liabilities
Payable for futures variation margin	518,822	—	155,737	—
Due to custodian	—	36,374	152,788	82,540
Payable for investments purchased	2,457,749	2,537,826	623,359	433,720
Payable for fund shares repurchased	1,764,420	619,259	307,319	123,731
Payable to affiliates
Accounting and legal services fees	113,130	86,326	23,478	12,219
Trustees' fees	11,079	8,561	2,181	1,053
Other liabilities and accrued expenses	84,710	74,554	35,843	30,190
Total liabilities	4,949,910	3,362,900	1,300,705	683,453
Net assets	$5,590,560,361	$4,266,040,203	$1,158,377,299	$596,262,976
Net assets consist of
Paid-in capital	$5,813,857,764	$4,581,839,094	$1,283,169,909	$700,219,623
Total distributable earnings (loss)	(223,297,403)	(315,798,891)	(124,792,610)	(103,956,647)
Net assets	$5,590,560,361	$4,266,040,203	$1,158,377,299	$596,262,976
Unaffiliated investments, at cost	$118,736,960	$69,223,908	$18,250,867	$4,088,011
Affiliated investments, at cost	$5,562,358,031	$4,411,270,554	$1,221,062,780	$642,690,763
Foreign currency, at cost	$4,018,841	$2,478,567	$457,885	$1,579,477
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Series I
Net assets	$451,191,564	$359,407,148	$140,782,951	$95,286,926
Shares outstanding	42,921,472	35,926,057	14,612,918	9,870,572
Net asset value, offering price and redemption price per share	$10.51	$10.00	$9.63	$9.65
Series II
Net assets	$4,188,494,852	$2,851,852,145	$897,721,928	$448,864,791
Shares outstanding	400,574,764	287,786,008	94,117,727	46,941,819
Net asset value, offering price and redemption price per share	$10.46	$9.91	$9.54	$9.56
Series NAV
Net assets	$950,873,945	$1,054,780,910	$119,872,420	$52,111,259
Shares outstanding	90,247,539	105,024,857	12,422,799	5,381,388
Net asset value, offering price and redemption price per share	$10.54	$10.04	$9.65	$9.68
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Statements of operations — For the year ended December 31, 2023

Investment income	Managed Volatility Growth Portfolio	Managed Volatility Balanced Portfolio	Managed Volatility Moderate Portfolio	Managed Volatility Conservative Portfolio
Dividends from affiliated investments	$109,190,934	$101,388,505	$30,001,957	$18,818,959
Dividends from unaffiliated investments	2,649,434	1,300,008	346,065	80,217
Interest	2,165,760	1,254,961	290,220	192,150
Total investment income	114,006,128	103,943,474	30,638,242	19,091,326
Expenses
Investment management fees	10,434,707	7,521,651	1,948,769	1,071,195
Distribution and service fees	10,622,655	7,369,989	2,340,439	1,230,581
Accounting and legal services fees	1,067,261	825,577	227,418	122,622
Trustees' fees	138,333	107,008	29,551	15,958
Custodian fees	36,855	36,768	36,847	36,828
Printing and postage	112,482	104,531	37,326	27,758
Professional fees	196,444	158,924	67,437	51,335
Other	180,525	139,316	45,135	31,819
Total expenses	22,789,262	16,263,764	4,732,922	2,588,096
Less expense reductions	(4,977,583)	(3,527,340)	(898,097)	(479,384)
Net expenses	17,811,679	12,736,424	3,834,825	2,108,712
Net investment income	96,194,449	91,207,050	26,803,417	16,982,614
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,962,763	4,129,831	1,616,685	354,306
Affiliated investments	(46,199,247)	(43,556,164)	(22,035,256)	(17,126,969)
Capital gain distributions received from affiliated investments	168,504,274	94,280,600	21,729,829	5,275,100
Futures contracts	(88,450,172)	(36,660,693)	(9,748,824)	(13,743,440)
	36,817,618	18,193,574	(8,437,566)	(25,241,003)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	24,888,285	14,328,378	3,325,816	842,782
Affiliated investments	578,724,007	371,041,625	100,248,395	46,584,011
Futures contracts	(36,195,477)	(20,347,124)	(5,341,901)	(7,166,881)
	567,416,815	365,022,879	98,232,310	40,259,912
Net realized and unrealized gain (loss)	604,234,433	383,216,453	89,794,744	15,018,909
Increase in net assets from operations	$700,428,882	$474,423,503	$116,598,161	$32,001,523
The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Statements of changes in net assets

	Managed Volatility Growth Portfolio		Managed Volatility Balanced Portfolio		Managed Volatility Moderate Portfolio
	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$96,194,449	$91,070,770	$91,207,050	$90,089,637	$26,803,417	$27,257,650
Net realized gain (loss)	36,817,618	624,831,973	18,193,574	314,326,649	(8,437,566)	70,856,917
Change in net unrealized appreciation (depreciation)	567,416,815	(1,781,532,434)	365,022,879	(1,249,517,918)	98,232,310	(333,664,771)
Increase (decrease) in net assets resulting from operations	700,428,882	(1,065,629,691)	474,423,503	(845,101,632)	116,598,161	(235,550,204)
Distributions to shareholders
From earnings
Series I	(60,569,355)	(20,688,808)	(36,258,153)	(21,054,525)	(13,007,813)	(9,278,308)
Series II	(557,037,654)	(188,720,320)	(286,763,525)	(168,108,762)	(80,641,699)	(56,172,680)
Series NAV	(126,121,735)	(41,176,056)	(105,677,007)	(59,310,423)	(10,780,532)	(7,064,870)
Total distributions	(743,728,744)	(250,585,184)	(428,698,685)	(248,473,710)	(104,430,044)	(72,515,858)
From portfolio share transactions
Portfolio share transactions	47,330,911	(391,915,950)	(127,411,142)	(294,196,264)	(67,548,201)	(93,298,506)
Total increase (decrease)	4,031,049	(1,708,130,825)	(81,686,324)	(1,387,771,606)	(55,380,084)	(401,364,568)
Net assets
Beginning of year	5,586,529,312	7,294,660,137	4,347,726,527	5,735,498,133	1,213,757,383	1,615,121,951
End of year	$5,590,560,361	$5,586,529,312	$4,266,040,203	$4,347,726,527	$1,158,377,299	$1,213,757,383
	Managed Volatility Conservative Portfolio
	Year ended 12-31-23	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$16,982,614	$17,668,894
Net realized gain (loss)	(25,241,003)	11,488,796
Change in net unrealized appreciation (depreciation)	40,259,912	(156,894,826)
Increase (decrease) in net assets resulting from operations	32,001,523	(127,737,136)
Distributions to shareholders
From earnings
Series I	(5,169,047)	(3,234,492)
Series II	(22,084,713)	(13,926,746)
Series NAV	(2,624,333)	(1,581,162)
Total distributions	(29,878,093)	(18,742,400)
From portfolio share transactions
Portfolio share transactions	(66,640,077)	(82,479,687)
Total increase (decrease)	(64,516,647)	(228,959,223)
Net assets
Beginning of year	660,779,623	889,738,846
End of year	$596,262,976	$660,779,623
The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Growth Portfolio
Series I
12-31-2023	10.79	0.21	1.09	1.30	(0.20)	(1.38)	(1.58)	10.51	13.69	0.27	0.18	1.89	451	8
12-31-2022	13.28	0.19	(2.17)	(1.98)	(0.20)	(0.31)	(0.51)	10.79	(14.86)	0.27	0.18	1.64	450	14
12-31-2021	12.03	0.21	1.33	1.54	(0.21)	(0.08)	(0.29)	13.28	12.82	0.25	0.16	1.64	589	12[5]
12-31-2020	13.28	0.21	(0.46)	(0.25)	(0.24)	(0.76)	(1.00)	12.03	(1.42)	0.28	0.15	1.75	545	13
12-31-2019	12.20	0.24	2.06	2.30	(0.21)	(1.01)	(1.22)	13.28	19.56	0.27	0.13	1.85	627	8
Series II
12-31-2023	10.74	0.18	1.10	1.28	(0.18)	(1.38)	(1.56)	10.46	13.54	0.47	0.38	1.68	4,188	8
12-31-2022	13.22	0.17	(2.16)	(1.99)	(0.18)	(0.31)	(0.49)	10.74	(15.03)	0.47	0.38	1.43	4,246	14
12-31-2021	11.98	0.18	1.33	1.51	(0.19)	(0.08)	(0.27)	13.22	12.58	0.45	0.36	1.37	5,630	12[5]
12-31-2020	13.23	0.18	(0.46)	(0.28)	(0.21)	(0.76)	(0.97)	11.98	(1.60)	0.48	0.35	1.53	5,886	13
12-31-2019	12.16	0.21	2.06	2.27	(0.19)	(1.01)	(1.20)	13.23	19.32	0.47	0.33	1.64	7,116	8
Series NAV
12-31-2023	10.81	0.22	1.09	1.31	(0.20)	(1.38)	(1.58)	10.54	13.81	0.22	0.13	1.97	951	8
12-31-2022	13.30	0.20	(2.17)	(1.97)	(0.21)	(0.31)	(0.52)	10.81	(14.79)	0.22	0.13	1.72	891	14
12-31-2021	12.05	0.23	1.32	1.55	(0.22)	(0.08)	(0.30)	13.30	12.85	0.20	0.11	1.80	1,075	12[5]
12-31-2020	13.30	0.22	(0.47)	(0.25)	(0.24)	(0.76)	(1.00)	12.05	(1.37)	0.23	0.10	1.85	769	13
12-31-2019	12.21	0.26	2.06	2.32	(0.22)	(1.01)	(1.23)	13.30	19.68	0.22	0.08	1.95	817	8
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. 5. Excludes merger activity.
Managed Volatility Balanced Portfolio
Series I
12-31-2023	9.99	0.23	0.87	1.10	(0.23)	(0.86)	(1.09)	10.00	11.99	0.26	0.18	2.28	359	6
12-31-2022	12.48	0.22	(2.11)	(1.89)	(0.23)	(0.37)	(0.60)	9.99	(15.08)	0.25	0.17	2.01	360	11
12-31-2021	11.66	0.23	0.91	1.14	(0.25)	(0.07)	(0.32)	12.48	9.76	0.24	0.15	1.89	476	11
12-31-2020	12.41	0.25	(0.07)	0.18	(0.27)	(0.66)	(0.93)	11.66	1.81	0.26	0.15	2.11	498	12
12-31-2019	11.23	0.25	1.73	1.98	(0.23)	(0.57)	(0.80)	12.41	17.92	0.26	0.13	2.07	556	8
Series II
12-31-2023	9.91	0.21	0.86	1.07	(0.21)	(0.86)	(1.07)	9.91	11.79	0.46	0.38	2.06	2,852	6
12-31-2022	12.38	0.20	(2.09)	(1.89)	(0.21)	(0.37)	(0.58)	9.91	(15.22)	0.45	0.37	1.79	2,969	11
12-31-2021	11.57	0.20	0.90	1.10	(0.22)	(0.07)	(0.29)	12.38	9.54	0.44	0.35	1.66	3,991	11
12-31-2020	12.33	0.22	(0.08)	0.14	(0.24)	(0.66)	(0.90)	11.57	1.55	0.46	0.35	1.89	4,288	12
12-31-2019	11.16	0.22	1.72	1.94	(0.20)	(0.57)	(0.77)	12.33	17.73	0.46	0.33	1.86	4,957	8
Series NAV
12-31-2023	10.03	0.24	0.86	1.10	(0.23)	(0.86)	(1.09)	10.04	12.00	0.21	0.13	2.35	1,055	6
12-31-2022	12.52	0.23	(2.11)	(1.88)	(0.24)	(0.37)	(0.61)	10.03	(14.98)	0.20	0.12	2.08	1,019	11
12-31-2021	11.69	0.24	0.91	1.15	(0.25)	(0.07)	(0.32)	12.52	9.88	0.19	0.10	1.97	1,269	11
12-31-2020	12.45	0.26	(0.09)	0.17	(0.27)	(0.66)	(0.93)	11.69	1.77	0.21	0.10	2.20	1,217	12
12-31-2019	11.26	0.26	1.73	1.99	(0.23)	(0.57)	(0.80)	12.45	18.02	0.21	0.08	2.16	1,261	8
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Moderate Portfolio
Series I
12-31-2023	9.61	0.24	0.71	0.95	(0.24)	(0.69)	(0.93)	9.63	10.64	0.25	0.18	2.44	141	6
12-31-2022	12.01	0.23	(2.03)	(1.80)	(0.24)	(0.36)	(0.60)	9.61	(14.87)	0.25	0.17	2.19	153	10
12-31-2021	11.44	0.24	0.66	0.90	(0.25)	(0.08)	(0.33)	12.01	7.90	0.24	0.15	2.02	196	10
12-31-2020	11.94	0.26	0.10	0.36	(0.28)	(0.58)	(0.86)	11.44	3.31	0.25	0.14	2.29	208	11
12-31-2019	10.84	0.26	1.53	1.79	(0.24)	(0.45)	(0.69)	11.94	16.72	0.25	0.13	2.18	234	8
Series II
12-31-2023	9.52	0.22	0.71	0.93	(0.22)	(0.69)	(0.91)	9.54	10.54	0.45	0.38	2.24	898	6
12-31-2022	11.91	0.21	(2.02)	(1.81)	(0.22)	(0.36)	(0.58)	9.52	(15.10)	0.45	0.37	1.95	945	10
12-31-2021	11.34	0.22	0.66	0.88	(0.23)	(0.08)	(0.31)	11.91	7.76	0.44	0.35	1.82	1,277	10
12-31-2020	11.85	0.23	0.10	0.33	(0.26)	(0.58)	(0.84)	11.34	3.05	0.45	0.34	2.06	1,379	11
12-31-2019	10.77	0.23	1.52	1.75	(0.22)	(0.45)	(0.67)	11.85	16.43	0.45	0.33	1.97	1,552	8
Series NAV
12-31-2023	9.62	0.25	0.71	0.96	(0.24)	(0.69)	(0.93)	9.65	10.79	0.20	0.13	2.52	120	6
12-31-2022	12.03	0.24	(2.04)	(1.80)	(0.25)	(0.36)	(0.61)	9.62	(14.89)	0.20	0.12	2.27	116	10
12-31-2021	11.45	0.25	0.67	0.92	(0.26)	(0.08)	(0.34)	12.03	8.03	0.19	0.10	2.12	142	10
12-31-2020	11.96	0.27	0.08	0.35	(0.28)	(0.58)	(0.86)	11.45	3.27	0.20	0.09	2.38	139	11
12-31-2019	10.85	0.27	1.54	1.81	(0.25)	(0.45)	(0.70)	11.96	16.85	0.20	0.08	2.29	137	8
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
Managed Volatility Conservative Portfolio
Series I
12-31-2023	9.64	0.28	0.23	0.51	(0.29)	(0.21)	(0.50)	9.65	5.47	0.27	0.19	2.90	95	5
12-31-2022	11.66	0.26	(1.99)	(1.73)	(0.28)	(0.01)	(0.29)	9.64	(14.80)	0.25	0.18	2.53	109	8
12-31-2021	11.62	0.28	0.12	0.40	(0.29)	(0.07)	(0.36)	11.66	3.48	0.25	0.16	2.33	145	7
12-31-2020	11.75	0.30	0.09	0.39	(0.33)	(0.19)	(0.52)	11.62	3.39	0.26	0.14	2.57	154	10
12-31-2019	10.61	0.29	1.13	1.42	(0.26)	(0.02)	(0.28)	11.75	13.38	0.25	0.14	2.50	166	8
Series II
12-31-2023	9.56	0.26	0.22	0.48	(0.27)	(0.21)	(0.48)	9.56	5.20	0.47	0.39	2.63	449	5
12-31-2022	11.56	0.24	(1.97)	(1.73)	(0.26)	(0.01)	(0.27)	9.56	(14.93)	0.45	0.38	2.31	499	8
12-31-2021	11.52	0.25	0.13	0.38	(0.27)	(0.07)	(0.34)	11.56	3.31	0.45	0.36	2.10	683	7
12-31-2020	11.66	0.27	0.09	0.36	(0.31)	(0.19)	(0.50)	11.52	3.13	0.46	0.34	2.36	794	10
12-31-2019	10.53	0.25	1.14	1.39	(0.24)	(0.02)	(0.26)	11.66	13.18	0.45	0.34	2.23	888	8
Series NAV
12-31-2023	9.67	0.29	0.23	0.52	(0.30)	(0.21)	(0.51)	9.68	5.50	0.22	0.14	2.93	52	5
12-31-2022	11.69	0.28	(2.00)	(1.72)	(0.29)	(0.01)	(0.30)	9.67	(14.72)	0.20	0.13	2.67	53	8
12-31-2021	11.65	0.29	0.12	0.41	(0.30)	(0.07)	(0.37)	11.69	3.52	0.20	0.11	2.44	62	7
12-31-2020	11.78	0.31	0.09	0.40	(0.34)	(0.19)	(0.53)	11.65	3.43	0.21	0.09	2.71	59	10
12-31-2019	10.64	0.29	1.14	1.43	(0.27)	(0.02)	(0.29)	11.78	13.50	0.20	0.09	2.55	56	8
1. Based on average daily shares outstanding. 2. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 3. Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Notes to financial statements

1.  Organization
John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, four of which are presented in this report (collectively, Managed Volatility Portfolios, or the portfolios and individually, the portfolio).  The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares: Series I, Series II, and Series NAV. The shares currently offered by each portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Variable Trust Advisers LLC (the Advisor). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.
The investment objectives of the portfolios are as follows:
Managed Volatility Growth Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced Portfolio
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements.  These are available on the Securities and Exchange Commission (SEC) website at sec.gov.  John Hancock underlying funds' shareholder reports are also available without charge by calling 800-344-1029 or visiting jhannuities.com. The underlying funds are not covered by this report.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Variable Trust Advisers LLC.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs), are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment
20

Significant accounting policies, continued

speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor's assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of December 31, 2023, by major security category or type:
	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Volatility Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$5,379,468,544	$5,379,468,544	—	—
Unaffiliated investment companies	142,085,001	142,085,001	—	—
Short-term investments	47,847,586	47,847,586	—	—
Total investments in securities	$5,569,401,131	$5,569,401,131	—	—
Derivatives:
Assets
Futures	$12,495,355	$12,495,355	—	—
Liabilities
Futures	(303,824)	(303,824)	—	—

Managed Volatility Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$4,129,810,182	$4,129,810,182	—	—
Unaffiliated investment companies	83,699,276	83,699,276	—	—
Short-term investments	39,691,627	39,691,627	—	—
Total investments in securities	$4,253,201,085	$4,253,201,085	—	—
Derivatives:
Assets
Futures	$7,365,215	$7,365,215	—	—
Liabilities
Futures	(164,306)	(164,306)	—	—

Managed Volatility Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,124,068,462	$1,124,068,462	—	—
Unaffiliated investment companies	22,068,025	22,068,025	—	—
Short-term investments	9,059,317	9,059,317	—	—
Total investments in securities	$1,155,195,804	$1,155,195,804	—	—
Derivatives:
Assets
Futures	$1,491,565	$1,491,565	—	—
Liabilities
Futures	(30,810)	(30,810)	—	—

Managed Volatility Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$580,430,156	$580,430,156	—	—
Unaffiliated investment companies	4,912,008	4,912,008	—	—
Short-term investments	2,505,820	2,505,820	—	—
Total investments in securities	$587,847,984	$587,847,984	—	—
21

Significant accounting policies, continued

	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Volatility Conservative Portfolio (continued)
Derivatives:
Assets
Futures	$74,353	$74,353	—	—
Liabilities
Futures	(4,027,967)	(4,027,967)	—	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended December 31, 2023 were as follows:
Portfolio	Commitment fee
Managed Volatility Growth Portfolio	$24,596
Managed Volatility Balanced Portfolio	19,840
Managed Volatility Moderate Portfolio	8,285
Managed Volatility Conservative Portfolio	6,259
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and each portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
Managed Volatility Moderate Portfolio	$5,482,576	$3,000,072
Managed Volatility Conservative Portfolio	8,262,830	19,436,391
22

Significant accounting policies, continued

As of December 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on December 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Volatility Growth Portfolio	$5,848,744,742	$271,228,499	$(538,380,579)	$(267,152,080)
Managed Volatility Balanced Portfolio	4,600,495,655	145,152,313	(485,245,974)	(340,093,661)
Managed Volatility Moderate Portfolio	1,274,833,904	27,073,573	(145,250,918)	(118,177,345)
Managed Volatility Conservative Portfolio	661,275,134	8,658,069	(86,038,833)	(77,380,764)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended December 31, 2023 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Growth Portfolio	$147,760,190	$595,968,554	$743,728,744
Managed Volatility Balanced Portfolio	112,110,773	316,587,912	428,698,685
Managed Volatility Moderate Portfolio	31,298,659	73,131,385	104,430,044
Managed Volatility Conservative Portfolio	17,143,518	12,734,575	29,878,093
The tax character of distributions for the year ended December 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Growth Portfolio	$128,489,087	$122,096,097	$250,585,184
Managed Volatility Balanced Portfolio	110,411,541	138,062,169	248,473,710
Managed Volatility Moderate Portfolio	32,421,411	40,094,447	72,515,858
Managed Volatility Conservative Portfolio	18,742,400	—	18,742,400
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Volatility Growth Portfolio	$10,514,264	$33,277,457
Managed Volatility Balanced Portfolio	7,610,960	16,674,306
Managed Volatility Moderate Portfolio	1,858,983	—
Managed Volatility Conservative Portfolio	1,107,389	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, wash sale loss deferrals and derivative transactions.
3.  Derivative instruments
The portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolios and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.
23

Derivative instruments, continued

Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a portfolio, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the portfolios, if any, are identified in the Portfolios of investments. Subsequent payments, referred to as variation margin, are made or received by a portfolio periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the portfolio. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the portfolios used futures contracts during the year ended December 31, 2023. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:
Portfolio	Reason	USD Notional range
Managed Volatility Growth Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$409.7 million to $2.3 billion
Managed Volatility Balanced Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$232.8 million to $1.3 billion
Managed Volatility Moderate Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$49.0 million to $309.2 million
Managed Volatility Conservative Portfolio	To manage volatility of returns and gain exposure to foreign currencies.	$4.1 million to $145.9 million
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2023 by risk category:
Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Managed Volatility Growth Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$1,502,716	—
	Equity	Receivable/payable for futures variation margin[1]	Futures	10,992,639	$(303,824)
				$12,495,355	$(303,824)
Managed Volatility Balanced Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$816,032	—
	Equity	Receivable/payable for futures variation margin[1]	Futures	6,549,183	$(164,306)
				$7,365,215	$(164,306)
Managed Volatility Moderate Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	$153,688	—
	Equity	Receivable/payable for futures variation margin[1]	Futures	1,337,877	$(30,810)
				$1,491,565	$(30,810)
Managed Volatility Conservative Portfolio	Currency	Receivable/payable for futures variation margin[1]	Futures	—	$(367,259)
	Equity	Receivable/payable for futures variation margin[1]	Futures	$74,353	(3,660,708)
				$74,353	$(4,027,967)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolios of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
		Statements of operations location - Net realized gain (loss) on:
Portfolio	Risk	Futures contracts
Managed Volatility Growth Portfolio	Currency	$(10,366,137)
	Equity	(78,084,035)
	Total	$(88,450,172)
Managed Volatility Balanced Portfolio	Currency	$(4,778,321)
	Equity	(31,882,372)
	Total	$(36,660,693)
Managed Volatility Moderate Portfolio	Currency	$(1,209,960)
	Equity	(8,538,864)
	Total	$(9,748,824)
Managed Volatility Conservative Portfolio	Currency	$(438,834)
	Equity	(13,304,606)
	Total	$(13,743,440)
24

Derivative instruments, continued

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2023:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Portfolio	Risk	Futures contracts
Managed Volatility Growth Portfolio	Currency	$7,557,311
	Equity	(43,752,788)
	Total	$(36,195,477)
Managed Volatility Balanced Portfolio	Currency	$3,862,346
	Equity	(24,209,470)
	Total	$(20,347,124)
Managed Volatility Moderate Portfolio	Currency	$886,900
	Equity	(6,228,801)
	Total	$(5,341,901)
Managed Volatility Conservative Portfolio	Currency	$(80,850)
	Equity	(7,086,031)
	Total	$(7,166,881)
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Variable Trust Advisers LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are wholly owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated funds assets) and (b) a fee on assets not invested in affiliated funds (Other assets). Affiliated funds are any fund of the Trust (excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust), John Hancock Funds II ( JHF II) and John Hancock Funds III. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of the Trust and JHF II.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated funds assets	0.050%	0.040%
Other assets	0.500%	0.490%
Expense reimbursements. The Advisor has voluntarily agreed to waive its management fee or reimburse the portfolios so that the aggregate management fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. In addition, the Advisor voluntarily agreed to waive its management fees and/or reduce expenses by 0.01% of each portfolio’s average net assets. These voluntary waivers may be terminated at any time by the Advisor upon notice to the Trust.
For the year ended December 31, 2023, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Managed Volatility Growth Portfolio	$401,727	$3,754,895	$820,961	$4,977,583
Managed Volatility Balanced Portfolio	293,848	2,385,139	848,353	3,527,340
Managed Volatility Moderate Portfolio	111,138	696,816	90,143	898,097
Managed Volatility Conservative Portfolio	80,764	358,915	39,705	479,384
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2023, were equivalent to a net annual effective rate of the portfolios' average daily  net assets as follows:
Portfolio	Net Annual Effective Rate
Managed Volatility Growth Portfolio	0.10%
Managed Volatility Balanced Portfolio	0.09%
25

Fees and transactions with affiliates, continued

Portfolio	Net Annual Effective Rate
Managed Volatility Moderate Portfolio	0.09%
Managed Volatility Conservative Portfolio	0.09%
Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended December 31, 2023, amounted to an annual rate of 0.02% of the portfolios' average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:
Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%
Currently only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.
Distribution and service fees for the year ended December 31, 2023 were as follows:
	Distribution and service fees by class
Portfolio	Series l	Series ll	Total
Managed Volatility Growth Portfolio	$222,501	$10,400,154	$10,622,655
Managed Volatility Balanced Portfolio	177,183	7,192,806	7,369,989
Managed Volatility Moderate Portfolio	72,367	2,268,072	2,340,439
Managed Volatility Conservative Portfolio	52,986	1,177,595	1,230,581
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
6.  Portfolio share transactions
Transactions in portfolios' shares for the years ended December 31, 2023 and 2022 were as follows:
Managed Volatility Growth Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	136,650	$1,509,613	259,078	$2,984,326
Distributions reinvested	6,305,804	60,569,355	1,918,864	20,688,808
Repurchased	(5,184,294)	(57,114,553)	(4,880,461)	(57,921,518)
Net increase (decrease)	1,258,160	$4,964,415	(2,702,519)	$(34,248,384)
Series II shares
Sold	—	—	78,113	$959,213
Distributions reinvested	58,439,200	$557,037,654	17,599,553	188,720,320
Repurchased	(53,199,453)	(582,849,752)	(48,297,668)	(562,034,353)
Net increase (decrease)	5,239,747	$(25,812,098)	(30,620,002)	$(372,354,820)
Series NAV shares
Sold	872,222	$9,683,748	1,073,406	$12,537,510
Distributions reinvested	13,084,498	126,121,735	3,812,191	41,176,056
Repurchased	(6,110,094)	(67,626,889)	(3,334,321)	(39,026,312)
Net increase	7,846,626	$68,178,594	1,551,276	$14,687,254
Total net increase (decrease)	14,344,533	$47,330,911	(31,771,245)	$(391,915,950)
Managed Volatility Balanced Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	136,462	$1,450,188	479,900	$5,258,284
Distributions reinvested	3,889,236	36,258,153	2,106,503	21,054,525
Repurchased	(4,128,471)	(42,236,638)	(4,687,107)	(51,341,147)
Net decrease	(102,773)	$(4,528,297)	(2,100,704)	$(25,028,338)
Series II shares
Sold	—	—	142,911	$1,451,809
Distributions reinvested	31,141,777	$286,763,525	16,973,528	168,108,762
Repurchased	(42,869,937)	(434,311,470)	(39,924,506)	(436,099,427)
Net decrease	(11,728,160)	$(147,547,945)	(22,808,067)	$(266,538,856)
26

Portfolio share transactions, continued

Managed Volatility Balanced Portfolio, Cont'd	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	217,524	$2,247,535	315,779	$3,499,099
Distributions reinvested	11,281,416	105,677,007	5,916,577	59,310,423
Repurchased	(8,083,655)	(83,259,442)	(5,978,105)	(65,438,592)
Net increase (decrease)	3,415,285	$24,665,100	254,251	$(2,629,070)
Total net decrease	(8,415,648)	$(127,411,142)	(24,654,520)	$(294,196,264)
Managed Volatility Moderate Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	188,767	$1,880,800	351,661	$3,689,042
Distributions reinvested	1,433,309	13,007,813	965,629	9,278,308
Repurchased	(2,882,563)	(28,299,530)	(1,753,009)	(18,605,765)
Net decrease	(1,260,487)	$(13,410,917)	(435,719)	$(5,638,415)
Series II shares
Sold	79,481	$781,307	204,166	$2,142,213
Distributions reinvested	8,996,005	80,641,699	5,901,847	56,172,680
Repurchased	(14,212,231)	(138,187,070)	(14,061,271)	(147,959,580)
Net decrease	(5,136,745)	$(56,764,064)	(7,955,258)	$(89,644,687)
Series NAV shares
Sold	255,266	$2,504,694	265,734	$2,820,935
Distributions reinvested	1,184,700	10,780,532	733,767	7,064,870
Repurchased	(1,078,532)	(10,658,446)	(745,182)	(7,901,209)
Net increase	361,434	$2,626,780	254,319	$1,984,596
Total net decrease	(6,035,798)	$(67,548,201)	(8,136,658)	$(93,298,506)
Managed Volatility Conservative Portfolio	Year Ended 12-31-23		Year Ended 12-31-22
	Shares	Amount	Shares	Amount
Series I shares
Sold	637,860	$6,282,684	1,069,136	$11,311,610
Distributions reinvested	546,561	5,169,047	335,555	3,234,492
Repurchased	(2,610,177)	(25,425,976)	(2,502,774)	(25,900,921)
Net decrease	(1,425,756)	$(13,974,245)	(1,098,083)	$(11,354,819)
Series II shares
Sold	168,629	$1,617,677	499,644	$5,259,833
Distributions reinvested	2,359,807	22,084,713	1,457,151	13,926,746
Repurchased	(7,806,564)	(75,613,514)	(8,841,447)	(91,501,271)
Net decrease	(5,278,128)	$(51,911,124)	(6,884,652)	$(72,314,692)
Series NAV shares
Sold	221,536	$2,156,076	342,401	$3,635,581
Distributions reinvested	276,342	2,624,333	163,525	1,581,162
Repurchased	(563,047)	(5,535,117)	(378,336)	(4,026,919)
Net increase (decrease)	(65,169)	$(754,708)	127,590	$1,189,824
Total net decrease	(6,769,053)	$(66,640,077)	(7,855,145)	$(82,479,687)
Affiliates of the Trust owned 100% of shares of the portfolios on December 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended December 31, 2023:

Portfolio	Purchases	Sales
Managed Volatility Growth Portfolio	$406,985,655	$755,834,920
Managed Volatility Balanced Portfolio	254,645,200	575,523,851
Managed Volatility Moderate Portfolio	68,555,720	179,836,073
Managed Volatility Conservative Portfolio	31,858,495	120,334,314
27

8.  Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each affiliated underlying funds’ net assets. At December 31, 2023, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Fund	Percentage of underlying fund net assets
Managed Volatility Growth Portfolio
	Strategic Equity Allocation Trust	24.1%
	Equity Income Trust	23.1%
	Mid Value Trust	19.3%
	Core Bond Trust	17.6%
	Select Bond Trust	17.2%
	Small Cap Value Trust	16.7%
	Mid Cap Growth Trust	15.4%
	Emerging Markets Equity Fund	14.5%
	Blue Chip Growth Trust	12.7%
	Small Cap Dynamic Growth Fund	8.8%
	Fundamental Large Cap Core Fund	7.1%
Managed Volatility Balanced Portfolio
	Core Bond Trust	23.2%
	Select Bond Trust	22.6%
	Equity Income Trust	14.5%
	Strategic Equity Allocation Trust	13.0%
	Small Cap Value Trust	10.5%
	Mid Value Trust	9.0%
	Blue Chip Growth Trust	7.9%
	Emerging Markets Equity Fund	7.0%
	Mid Cap Growth Trust	6.5%
Managed Volatility Moderate Portfolio
	Core Bond Trust	7.6%
	Select Bond Trust	7.4%
Managed Volatility Conservative Portfolio
	Core Bond Trust	5.2%
	Select Bond Trust	5.1%
Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Managed Volatility Growth Portfolio
Blue Chip Growth	8,359,787	$225,414,175	$7,409,378	$(97,961,959)	$(51,080,797)	$142,936,613	—	—	$226,717,410
Bond	29,647,704	393,922,318	26,821,961	(24,982,660)	(3,815,206)	11,855,317	$17,061,265	—	403,801,730
Core Bond	12,498,512	137,251,685	8,690,697	(8,847,570)	(1,863,325)	5,376,777	4,236,747	—	140,608,264
Emerging Markets Equity	25,376,330	246,575,823	10,133,357	(34,737,057)	(4,888,398)	12,064,535	3,777,990	—	229,148,260
Equity Income	24,092,945	310,000,756	47,795,979	(31,048,133)	(4,400,553)	(1,189,088)	6,054,223	$28,411,705	321,158,961
Fundamental Large Cap Core	5,670,598	351,203,755	31,267,733	(86,542,324)	27,271,780	54,460,867	2,081,805	21,268,627	377,661,811
John Hancock Collateral Trust	4,784,663	117,855,450	601,066,660	(671,106,067)	25,318	6,225	3,040,045	—	47,847,586
Mid Cap Growth	10,251,476	88,502,091	1,429,308	(13,133,882)	(11,158,546)	27,341,915	—	—	92,980,886
Mid Value	12,233,047	105,443,905	25,360,642	(14,015,929)	(1,109,317)	3,715,238	1,366,067	16,280,737	119,394,539
Multifactor Developed International ETF	6,593,695	167,365,251	28,782,986	(8,672,787)	1,309,717	26,202,258	6,301,181	—	214,987,425
28

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Emerging Markets ETF	4,801,276	$125,731,565	$2,049	$(14,873,153)	$278,707	$10,957,281	$3,574,958	—	$122,096,449
Multifactor Mid Cap ETF	2,405,429	122,564,300	5,867,499	(17,849,694)	5,708,792	10,378,994	1,546,736	—	126,669,891
Multifactor Small Cap ETF	3,220,450	113,408,081	6,386,022	(23,787,197)	5,673,805	16,086,637	1,216,104	—	117,767,348
Select Bond	88,129,189	1,010,373,238	61,780,206	(64,223,775)	(14,456,995)	41,164,006	32,870,032	—	1,034,636,680
Small Cap Dynamic Growth	2,690,263	33,961,098	2,856,805	(1,643,066)	(376,205)	2,596,022	—	—	37,394,654
Small Cap Value	5,608,529	64,986,863	17,854,604	(8,778,874)	1,893,293	1,049,219	328,504	$6,677,702	77,005,105
Strategic Equity Allocation	101,664,080	1,677,074,319	121,600,782	(279,745,844)	4,788,683	213,721,191	25,735,277	95,865,503	1,737,439,131
					$(46,199,247)	$578,724,007	$109,190,934	$168,504,274	$5,427,316,130
Managed Volatility Balanced Portfolio
Blue Chip Growth	5,223,113	$143,501,447	$5,767,513	$(66,003,837)	$(31,889,878)	$90,275,568	—	—	$141,650,813
Bond	39,170,285	539,030,673	25,209,045	(41,551,677)	(6,231,704)	17,042,942	$22,822,498	—	533,499,279
Core Bond	16,488,960	187,375,576	6,692,534	(13,337,036)	(2,560,734)	7,330,465	5,604,959	—	185,500,805
Emerging Markets Equity	12,311,161	119,426,144	4,663,657	(16,533,669)	(2,172,940)	5,786,588	1,832,867	—	111,169,780
Equity Income	15,113,900	200,741,171	31,561,055	(27,532,901)	(2,257,644)	(1,043,394)	3,828,926	$17,968,668	201,468,287
Fundamental Large Cap Core	3,225,842	206,103,381	20,122,447	(59,048,702)	19,085,037	28,578,909	1,184,424	12,100,590	214,841,072
John Hancock Collateral Trust	3,969,083	72,390,026	348,623,476	(381,343,856)	16,202	5,779	1,995,536	—	39,691,627
Mid Cap Growth	4,334,939	38,234,440	466,808	(6,331,035)	(6,764,903)	13,712,582	—	—	39,317,892
Mid Value	5,710,822	48,113,770	14,585,917	(8,112,000)	(28,569)	1,178,503	642,837	7,661,311	55,737,621
Multifactor Developed International ETF	2,819,760	76,139,932	7,318,821	(3,707,651)	522,287	11,664,886	2,691,897	—	91,938,275
Multifactor Emerging Markets ETF	2,364,005	61,770,902	2,106	(7,290,640)	151,402	5,482,877	1,766,588	—	60,116,647
Multifactor Mid Cap ETF	1,322,628	68,636,680	3,332,751	(11,289,812)	3,614,459	5,355,512	859,459	—	69,649,590
Multifactor Small Cap ETF	1,476,431	53,105,953	2,942,150	(12,152,568)	2,874,062	7,221,418	562,050	—	53,991,015
Select Bond	115,955,323	1,375,208,322	50,858,130	(100,953,885)	(20,045,359)	56,248,287	43,337,767	—	1,361,315,495
Small Cap Dynamic Growth	1,464,563	19,012,810	1,455,828	(1,374,041)	1,947	1,260,881	—	—	20,357,425
Small Cap Value	3,516,191	41,269,394	11,972,679	(6,889,588)	1,319,776	605,037	206,926	4,206,315	48,277,298
Strategic Equity Allocation	55,060,204	929,122,886	66,395,486	(175,684,664)	810,395	120,334,785	14,051,771	52,343,716	940,978,888
					$(43,556,164)	$371,041,625	$101,388,505	$94,280,600	$4,169,501,809
Managed Volatility Moderate Portfolio
Blue Chip Growth	1,231,900	$34,809,656	$971,685	$(16,354,742)	$(8,832,397)	$22,814,915	—	—	$33,409,117
Bond	12,864,122	181,529,102	8,142,639	(18,084,815)	(2,574,673)	6,197,092	$7,565,388	—	175,209,345
Core Bond	5,417,447	63,168,483	2,239,460	(6,063,020)	(1,209,279)	2,810,639	1,848,818	—	60,946,283
Emerging Markets Equity	2,608,025	23,107,086	2,805,980	(3,142,615)	(295,616)	1,075,626	388,279	—	23,550,461
Equity Income	3,738,536	51,193,151	8,368,644	(8,990,216)	(445,115)	(291,776)	954,122	$4,477,576	49,834,688
Fundamental Large Cap Core	737,726	49,139,934	4,330,086	(15,541,411)	5,053,919	6,150,030	271,700	2,775,807	49,132,558
John Hancock Collateral Trust	905,914	18,389,625	83,418,341	(92,754,583)	4,047	1,887	515,586	—	9,059,317
29

Investment in affiliated underlying funds, continued

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Mid Cap Growth	1,158,591	$10,563,279	$308,529	$(2,261,128)	$(3,222,680)	$5,120,416	—	—	$10,508,416
Mid Value	1,398,675	12,378,930	3,339,240	(2,398,460)	174,997	156,360	$157,682	$1,879,253	13,651,067
Multifactor Developed International ETF	322,027	11,112,924	1,424,885	(3,737,178)	593,714	1,105,345	332,692	—	10,499,690
Multifactor Emerging Markets ETF	401,042	9,716,077	696,133	(1,159,532)	29,350	916,470	301,050	—	10,198,498
Multifactor Mid Cap ETF	163,619	8,745,704	443,983	(1,704,409)	541,645	589,254	106,981	—	8,616,177
Multifactor Small Cap ETF	193,307	7,160,599	418,678	(1,852,154)	430,553	911,290	74,051	—	7,068,966
Select Bond	38,125,200	463,737,362	16,355,742	(44,693,583)	(8,762,913)	20,953,234	14,298,916	—	447,589,842
Small Cap Dynamic Growth	339,858	4,519,197	348,145	(441,608)	(87,107)	385,404	—	—	4,724,031
Small Cap Value	738,661	8,420,067	3,122,688	(1,767,731)	324,887	41,910	43,763	889,588	10,141,821
Strategic Equity Allocation	12,228,643	212,747,460	14,850,534	(46,162,203)	(3,758,588)	31,310,299	3,142,929	11,707,605	208,987,502
					$(22,035,256)	$100,248,395	$30,001,957	$21,729,829	$1,133,127,779
Managed Volatility Conservative Portfolio
Blue Chip Growth	342,861	$10,559,819	$602,219	$(5,968,704)	$(4,596,240)	$8,701,296	—	—	$9,298,390
Bond	8,810,773	132,513,178	5,695,519	(20,728,308)	(2,859,219)	5,381,552	$5,450,043	—	120,002,722
Core Bond	3,697,839	45,937,623	1,453,862	(6,914,095)	(1,239,635)	2,362,936	1,322,598	—	41,600,691
Emerging Markets Equity	602,364	6,291,977	633,799	(1,694,388)	(317,096)	525,052	90,978	—	5,439,344
Equity Income	1,130,413	15,524,399	3,662,306	(3,854,365)	450,242	(714,171)	301,751	$1,416,079	15,068,411
Fundamental Large Cap Core	190,391	13,591,175	1,282,980	(5,270,984)	1,314,753	1,762,141	70,970	725,057	12,680,065
John Hancock Collateral Trust	250,577	7,838,254	62,531,482	(67,866,248)	2,484	(152)	260,244	—	2,505,820
Multifactor Emerging Markets ETF	89,969	2,582,276	173,675	(701,895)	2,134	231,722	69,200	—	2,287,912
Multifactor Mid Cap ETF	155,479	8,809,696	1,014,444	(2,767,366)	839,129	291,621	103,679	—	8,187,524
Multifactor Small Cap ETF	175,786	6,955,921	860,024	(2,670,694)	1,240,436	42,561	69,001	—	6,428,248
Select Bond	26,039,463	337,573,471	10,575,893	(51,037,085)	(9,676,457)	18,267,471	10,239,177	—	305,703,293
Strategic Equity Allocation	3,144,152	57,614,450	5,679,084	(17,004,460)	(2,287,500)	9,731,982	841,318	3,133,964	53,733,556
					$(17,126,969)	$46,584,011	$18,818,959	$5,275,100	$582,935,976
30

John Hancock Variable Insurance Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Managed Volatility Growth Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Moderate Portfolio and Managed Volatility Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of John Hancock Managed Volatility Growth Portfolio, John Hancock Managed Volatility Balanced Portfolio, John Hancock Managed Volatility Moderate Portfolio and John Hancock Managed Volatility Conservative Portfolio (four of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Portfolios") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
31

John Hancock Variable Insurance Trust
Trustees and officers Information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	182
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

James R. Boyle, Born: 1959	2015	178
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

William H. Cunningham,[3] Born: 1944	2012	180
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Noni L. Ellison, Born: 1971	2022	178
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Grace K. Fey, Born: 1946	2008	182
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Dean C. Garfield, Born: 1968	2022	178
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson, Born: 1952	2012	180
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Steven R. Pruchansky, Born: 1944	2012	178
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,[3] Born: 1960	2020	178
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

32

John Hancock Variable Insurance Trust
Trustees and officers Information

INDEPENDENT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	178
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
NON-INDEPENDENT TRUSTEES[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	180
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Paul Lorentz, Born: 1968	2022	178
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions);  CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2012
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

33

John Hancock Variable Insurance Trust
Trustees and officers Information

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-344-1029.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

34

John Hancock Variable Insurance Trust
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE All of each fund's holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. Each fund’s Form N-PORT filings are available on the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.
35

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444
More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
π Member of the Audit Committee as of September 26, 2023.
†   Non-Independent Trustee
*   Member of the Audit Committee
#  Effective June 29, 2023.
Investment advisor
John Hancock Variable Trust Advisers LLC
Principal distributor
John Hancock Distributors, LLC
JHTLSA	12/31
2/24
1115018:1223

American Funds Insurance Series® Annual report for the year ended December 31, 2023

Investing in global
companies for
the long term

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

50	Global Growth Fund

55	Global Small Capitalization Fund

62	Growth Fund

69	International Fund

74	New World Fund®

88	Washington Mutual Investors Fund

93	Capital World Growth and Income Fund®

101	Growth-Income Fund

107	International Growth and Income Fund

113	Capital Income Builder®

134	Asset Allocation Fund

166	American Funds® Global Balanced Fund

182	The Bond Fund of America®

218	Capital World Bond Fund®

239	American High-Income Trust®

258	American Funds Mortgage Fund®

266	Ultra-Short Bond Fund

268	U.S. Government Securities Fund®

280	Managed Risk Growth Fund

282	Managed Risk International Fund

284	Managed Risk Washington Mutual Investors Fund

286	Managed Risk Growth-Income Fund

288	Managed Risk Asset Allocation Fund

290	Financial statements

Fellow investors:

We are pleased to present the annual report for American Funds Insurance Series® for the year ended December 31, 2023.

Regarding the investment environment, global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index1, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

U.S. equities advanced amid economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes. Despite market jitters over a major banking crisis in March/April, and wars in Ukraine and the Middle East, the S&P 500 Index2 climbed 26.29%. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

European stocks rallied as inflation declined from high levels, raising expectations that European Central Bank officials will begin cutting interest rates in 2024. Stock prices moved higher throughout the 20-member eurozone despite signs of weakening economic growth in most countries, including Germany and France, Europe’s largest economies. Overall, the MSCI Europe Index3 rose 19.89% for U.S. dollar-based investors and 14.30% in local currency terms.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness. Overall, the MSCI Emerging Markets Index4 gained 9.83%.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but are planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe downturn in 2022.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.

Past results are not predictive of results in future periods.

American Funds Insurance Series	1

The U.S. Treasury yield curve5 steepened modestly as the two-year yield fell 18 basis points (bps) to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns. The Bloomberg U.S. Aggregate Index6 advanced 5.53%. Corporate markets led U.S. bond returns for the year. The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 and Bloomberg U.S. Corporate Investment Grade Index8 rose 13.44% and 8.52%, respectively. Both sectors benefited from narrowing spreads, 9 which fell 146 bps for high-yield bonds and 31 bps for investment-grade corporates.

In foreign exchange markets, the U.S. dollar fluctuated, and by year-end, had registered small to moderate declines against the euro, the British pound, the Brazilian real and most other currencies.

Looking ahead

The strong stock market returns of 2023, after a rough 2022, were a surprise to many. It is testimony to the power of factors such as interest rates and the economy, as well as prospects for individual stocks (for example, the potential positive impact of artificial intelligence), over the persistent negative headlines we read in the media. That is good news for investors like us, who focus on the long run.

Going forward into 2024, big questions remain. One question is certainly inflation and its impact on interest rates. From a starting point of 3% to 4%, many market participants expect U.S. inflation to soon drop into the 2% to 3% range and put downward pressure on interest rates. While that may happen, we would not be surprised to see inflation remain a bit more persistent than these expectations.

Another question is geopolitical risk. The market digested the ongoing conflicts in Ukraine and the Middle East with no real issues in 2023, but the possibility of further spread remains. We hope for peace but must prepare for any outcome.

A final question to mention is the U.S. election. Elections often have an impact on markets, and that’s especially true when the outcome is as uncertain as it is this year. It is currently difficult to handicap how many candidates will draw meaningful votes, much less predict the winner.

All in all, it is likely that stock markets in 2024 will not be as strong as they were in 2023, but that doesn’t mean investors should worry. Less positive does not mean negative, and that is especially true for returns in the long run. As investors, we (like you) know the value of holding companies that have good fundamentals and reasonable valuation, which can offer superior outcomes over time. We believe this is a successful long term investment strategy, one that we have employed since the inception of our firm.

We will continue to conduct world-class research and to utilize The Capital SystemTM of investment management. Armed with deep knowledge and aided by robust internal debate, our portfolio managers and investment analysts focus on their highest conviction ideas. This is the time-tested process we use to pursue favorable risk-adjusted returns for our shareholders. We thank you for your continued support of our efforts and look forward to reporting back to you in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 12, 2024

[5]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[9]	The difference in yield between a U.S. Treasury and a corporate bond of the same maturity is referred to as a credit spread, also known as a yield spread. Historically, spreads tend to narrow when the economy is doing well, and they tend to widen when the economy is doing poorly. (Source: Investopedia.com.)

Past results are not predictive of results in future periods.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2024. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursement will be in effect through at least May 1, 2024, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund increased 22.91% for the 12 months ended December 31, 2023, compared with a return of 22.20% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the fund, sector selection in the utilities and financials sectors were among the top contributors to relative returns.2 Larger-than-index positions in Novo Nordisk and Chipotle Mexican Grill were among the top individual contributors to the portfolio. Danish biopharmaceutical firm Novo Nordisk, an innovator in the treatment and management of diabetes and obesity, saw its shares rise on strong financial results and clinical trial outcomes. Meanwhile, Chipotle experienced double-digit revenue growth in 2023, driven by strong earnings and higher operating margin. On the downside, sector selection in health care and stock selection in information technology detracted from relative results. Smaller-than-benchmark weights in Apple and Amazon.com were among the top individual detractors.

On a geographic basis, stocks of companies domiciled in the United States and Denmark were among the top contributors to results, while stocks of companies based in Germany and Hong Kong were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	22.91%	13.93%	9.85%	10.04%	0.52%	0.41%
Class 1A	22.60	13.65	9.58	9.77	0.77	0.66
Class 2	22.60	13.65	9.58	9.77	0.77	0.66
Class 4	22.29	13.36	9.30	9.51	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund advanced 16.45% for the 12 months ended December 31, 2023. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, returned 16.84%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the financials sector contributed positively to relative returns.2 A larger-than-index investment in Draftkings was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector detracted from returns. Within individual securities, health care provider Insulet was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in the United States and India were overall additive to returns, while investments in those domiciled in Italy and China were detractors, overall.

Looking ahead, one thing that the portfolio managers know is that unexpected events will shape the market environment in 2024. That said, we also believe our robust global research will allow us to continue to identify attractive investment opportunities in companies with long-term potential. We thank you for the support you have shown for the fund thus far and we look forward to reporting back to you in another six months.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	16.45%	8.57%	6.04%	8.70%	0.70%	0.66%
Class 1A	16.15	8.31	5.79	8.43	0.95	0.91
Class 2	16.17	8.31	5.78	8.43	0.95	0.91
Class 4	15.79	8.03	5.51	8.16	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund returned 38.81% for the 12 months ended December 31, 2023, compared with an increase of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. The Nasdaq Composite, a market capitalization-weighted index that is heavily weighted toward the technology sector, soared 43.42%.

Regarding the fund, stock selection within the communication services and industrials sectors were the top contributors to relative returns.2 A larger-than-benchmark position in Meta Platforms buoyed results as the company adopted a posture of cost cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue. On the downside, a lower-than-benchmark position in the information technology sector weighed on results and a smaller-than-benchmark position in NVIDIA detracted from returns.

Looking forward, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. Regardless of the outcome, the managers will continue to focus on opportunities for long-term capital appreciation based on a time-tested investment approach in pursuit of superior returns for investors.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	38.81%	18.97%	14.64%	13.24%	0.34%
Class 1A	38.47	18.68	14.36	12.96	0.59
Class 2	38.49	18.68	14.36	12.96	0.59
Class 3	38.56	18.76	14.43	13.04	0.52
Class 4	38.13	18.38	14.07	12.68	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund returned 16.12% for the 12 months ended December 31, 2023, compared with the 15.62% return of its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the information technology and consumer discretionary sectors boosted relative returns.2 Within individual securities, a larger-than-index position in South Korean chipmaker SK Hynix was among the top individual contributors. On the downside, stock selection within the materials and financials sectors dragged on returns. A larger-than-index position in the Canadian mining and metals company, First Quantum Minerals, was a detractor.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. Overall, the fund’s portfolio managers have a positive view of economic indicators for the coming year and, supported by our global research capabilities, believe they will continue to identify attractive investment opportunities in companies with long-term potential for investors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	16.12%	5.10%	3.67%	7.33%	0.53%
Class 1A	15.85	4.83	3.42	7.06	0.78
Class 2	15.84	4.83	3.41	7.06	0.78
Class 3	15.99	4.92	3.49	7.13	0.71
Class 4	15.56	4.58	3.15	6.80	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund returned 16.22% for the 12 months ended December 31, 2023. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), advanced 22.20%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), returned 9.83%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness.

Within the portfolio, stock selection in the health care and consumer staples sectors contributed to the fund’s relative returns.2 Danish biopharmaceutical firm Novo Nordisk was a top individual contributor, as its stock saw returns that outpaced the broader market. Online e-commerce firm MercadoLibre was also a positive contributor. On the downside, stock selection within the information technology sector dragged on relative returns. Among individual securities, smaller-than-benchmark positions in NVIDIA and Apple detracted from relative results.

The investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	16.22%	8.90%	4.95%	7.79%	0.64%	0.57%
Class 1A	15.98	8.63	4.69	7.52	0.89	0.82
Class 2	15.99	8.64	4.69	7.52	0.89	0.82
Class 4	15.67	8.37	4.43	7.26	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund returned 17.66% for the 12 months ended December 31, 2023. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, advanced 26.29%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Regarding the fund, stock selection in the financials sector was one of the top contributors to relative returns.2 Among individual securities, a higher-than-benchmark position in Broadcom was a top contributor, as the stock outpaced the broader equity market. On the downside, security selections within the consumer discretionary sector weighed on returns. A lower-than-index position in Amazon.com weighed on relative returns as the stock outpaced the market overall.

Looking ahead, while the market has priced-in a soft landing, an inverted yield curve3 could signal a looming recession. Offsetting this view has been a string of low unemployment numbers that point to strength in the economy. In the meantime, the Fed appears to remain committed to lowering inflation by holding rates at higher levels for longer. In 2024, the fund’s portfolio managers will begin to get a clean read on the health of the consumer as pandemic-era stimulus and support wanes and the cumulative effects of monetary policy take hold. Those effects could portend higher volatility and more downside in the markets, or taming inflation and a downbeat economy could send stocks higher. Time will tell. Regardless of the outcome, we will continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Gross expense ratio	Net expense ratio

Class 1	17.66%	12.90%	10.19%	7.42%	0.41%	0.27%
Class 1A	17.29	12.60	9.92	7.16	0.66	0.52
Class 2	17.29	12.60	9.91	7.15	0.66	0.52
Class 4	16.97	12.33	9.64	6.91	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund returned 21.22% for the 12 months ended December 31, 2023, compared with a 22.20% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the industrials sector was a top contributor to relative returns.2 Results were also helped by holdings in Broadcom, which saw returns over the period that outpaced the broader market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, the portfolio’s lower-than-benchmark position in NVIDIA and stock selection within the financials sector were among the top detractors to returns. The portfolio’s position in Vale, a Brazil-based mining company, also weighed on returns as shares fell amid faltering Chinese demand and worries on the strength of the country’s economic recovery together with mixed financial results.

On a geographical basis, stocks domiciled in the eurozone contributed the most to relative returns, while the portfolio’s holdings in Brazil were among the largest detractors from overall returns.

Looking ahead, the investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments around the world will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	21.22%	10.60%	7.90%	7.19%	0.51%	0.41%
Class 1A	20.87	10.33	7.65	6.93	0.76	0.66
Class 2	20.88	10.34	7.62	6.92	0.76	0.66
Class 4	20.65	10.07	7.36	6.67	1.01	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund returned 26.47% for the 12 months ended December 31, 2023, compared with a return of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable, and inflation declined rapidly throughout the year.

Regarding the fund, investments within the health care and financials sectors were top contributors to the fund’s relative returns.2 Larger-than-benchmark positions in Broadcom and General Electric were top individual contributors, as these stocks outpaced the market overall. On the downside, sector selection in the information technology and consumer discretionary sectors dragged on portfolio returns. Smaller-than-benchmark positions in Apple and NVIDIA detracted.

Looking ahead, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. As a result, portfolio managers believe the outlook is positive for corporate earnings to improve and for stocks to move higher as a result. They will continue to build positions in companies and stocks in which they see long-term value potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	26.47%	13.65%	11.19%	11.38%	0.28%
Class 1A	26.12	13.36	10.92	11.10	0.53
Class 2	26.14	13.36	10.91	11.10	0.53
Class 3	26.23	13.44	10.99	11.18	0.46
Class 4	25.82	13.08	10.63	10.83	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund returned 16.08% for the 12 months ended December 31, 2023, compared with a return of 15.62% for its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Regarding the fund, stock selection within the industrials and information technology sectors were additive to relative results.2 Within individual securities, Danish biopharmaceutical firm Novo Nordisk was a top contributor due to returns that outpaced the broader market. On the downside, security selection within the financials and consumer staples sectors detracted from returns. Positions in British American Tobacco and China-based personal financial services provider Ping An Insurance were among the top individual detractors.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, the fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	16.08%	6.38%	3.57%	7.49%	0.56%
Class 1A	15.92	6.13	3.33	7.24	0.81
Class 2	15.76	6.11	3.31	7.22	0.81
Class 4	15.66	5.86	3.06	6.98	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, returned 9.28% for the 12 months ended December 31, 2023. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 advanced 17.06%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, stock selection in the financials sector was a top contributor to relative returns.4 On the downside, a smaller-than-benchmark position in the information technology sector was among the largest detractors from returns.

Sector and security selection was additive to relative returns overall in the fund’s fixed income portfolio, while duration and curve positioning detracted.

While the likelihood of recession may have diminished for now, the fund’s managers are mindful that downside risks remain prevalent. Slowing growth, softening labor markets, rising geopolitical tensions and the 2024 U.S. presidential election all have the potential to impact markets. The managers are cautious about weakening economic activity as the Fed has aggressively raised interest rates and continues to reduce its balance sheet. The fund is well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers will continue to adhere to the fund’s two primary objectives, which are (1) to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. This approach may have the potential to generate equity-like returns with relatively less volatility than global markets. The fund’s managers remain optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	9.28%	7.72%	4.83%	0.41%	0.28%
Class 1A	9.01	7.46	4.58	0.66	0.53
Class 2	9.01	7.47	4.63	0.66	0.53
Class 4	8.75	7.18	4.31	0.91	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, returned 14.55% for the 12 months ended December 31, 2023. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 advanced 17.67%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, climbed 26.29%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, investment selection within the energy and communication services sectors were among the top contributors to returns relative to the S&P 500 Index. Results were helped by holdings in Broadcom, which saw returns over the period that outpaced the broader equity market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The portfolio’s lower-than-benchmark holding in Apple also detracted.

Overall, the fund’s fixed income investments were additive to returns relative to the Bloomberg U.S. Aggregate Index. Sector and security selection contributed positively to results, while duration4 and curve5 positioning detracted. Out-of-benchmark positions within U.S. Treasury Inflation-Protected Securities (TIPS) and high-yield bonds also added to returns. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, detracted from results.

The growth outlook is more benign heading into 2024, but the fund’s managers remain cautious. In the wake of the strong stock market returns of 2023, stock markets may not be as strong in 2024. Fund managers remain focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20236

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	14.55%	9.47%	7.51%	8.40%	0.30%
Class 1A	14.32	9.19	7.26	8.13	0.55
Class 2	14.27	9.20	7.25	8.13	0.55
Class 3	14.37	9.27	7.32	8.21	0.48
Class 4	14.02	8.92	6.98	7.87	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[5]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[6]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund returned 14.05% for the 12 months ended December 31, 2023. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 rose 15.43%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Within the equity portfolio of the fund, stock selection in the materials and energy sectors were among the top contributors to returns relative to the MSCI ACWI. Within individual securities, Broadcom was a top contributor due to returns that outpaced the global equity market. On the downside, stock selection within the financials sector weighed on returns. A lower-than-benchmark holding in Apple was a top detractor. The fund’s fixed income investments were additive to returns relative to the Bloomberg Global Aggregate Index. Duration4 positioning was the top contributor to relative returns, and overall sector selection was also positive. Security selection detracted modestly from relative returns.

Fund managers view the year ahead as having a combination of promising possibilities intertwined with lingering economic and geopolitical uncertainties. Encouragingly, some inflation data is suggestive of tempering price and cost pressures and, correspondingly, interest rates have also moderated from recent highs. Among stock sectors, fund managers continue to find attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. The fund’s fixed income portfolio’s positioning remains modestly cautious given the current geopolitical environment, but managers are confident in the opportunities available in bond markets that are now delivering meaningful income. As always, managers continue to focus on core principles of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	14.05%	7.69%	5.66%	5.90%	0.53%	0.52%
Class 1A	13.77	7.44	5.41	5.66	0.78	0.77
Class 2	13.83	7.44	5.40	5.64	0.78	0.77
Class 4	13.45	7.16	5.20	5.46	1.03	1.02

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America rose 5.21% for the 12 months ended December 31, 2023. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. bond markets exhibited great volatility in 2023. The U.S. 10-year Treasury yield started the year at 3.9%, fell to 3.3% in April, rose to 5.0% in October, and then rebounded strongly to end the year close to where it started at 3.9%. The shape of the U.S. yield curve2 was also quite volatile as the two-year to 10-year curve flattened multiple times to multi-decade-record inverted levels, then it steepened in the second half of the year to end the year modestly inverted by –37 basis points (bps). All major U.S. fixed income sectors posted positive total returns.

Over the period, sector selection was the largest contributor to results with the most significant returns coming from active positions in high yield, mortgage-backed securities (MBS), investment grade corporates and emerging markets. Security selection was also a modest contributor with the majority of gains coming from investments in the investment grade corporate, securitized credit and emerging market sectors.

On the downside, positioning for a steeper yield curve was the largest detractor from returns relative to the index as the modest steepening of the yield curve over the course of the year was not enough to overcome the negative income drag associated with the position. Duration3 positioning was also a modest detractor from relative returns over the period. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, therefore also detracted from results.

While the market experienced great volatility in 2023, two broad themes remained in place – slowing economic growth and decelerating inflation. This should continue to lead to positive outcomes for both duration and credit, and may be magnified as managers expect significant allocations to core bond funds in 2024. While the likelihood of recession may have diminished for now, managers are mindful that downside risks remain prevalent. Managers are concentrating the fund’s duration position at the shorter end of the rate curve (two-year to seven-year), which should benefit from expected Fed cuts in 2024. Managers are underweighting the long end of the curve (10-year to 30-year), which is less likely to benefit from rate cuts and could be negatively affected by elevated U.S. Treasury issuance to fund sustained high government deficits.

As valuations for risky assets like corporate bonds continue to move higher, managers will continue to harvest gains where possible and reinvest in higher-quality sectors and securities like AAA structured credit and agency MBS that have similar upside potential but should be more resilient if an unexpected shock emerges in 2024. In addition, managers expect that research-driven security selection will be an important contributor to results over the course of the year.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	5.21%	2.14%	2.33%	4.09%	0.38%	0.23%
Class 1A	4.89	1.87	2.08	3.83	0.63	0.48
Class 2	5.02	1.89	2.08	3.83	0.63	0.48
Class 4	4.72	1.62	1.83	3.57	0.88	0.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund rose 6.39% for the 12 months ended December 31, 2023. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Bonds markets rebounded in 2023, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Over the period, the largest contributions to the fund’s relative returns2 were duration3 positioning and sector selection, with a modest boost from security selection. Overall currency positioning was a modest detractor from comparative returns, due to the impact of currency hedging. An off-benchmark allocation to Brazilian sovereign bonds contributed meaningfully to relative returns, as did greater-than-benchmark holdings in Mexican and German sovereign bonds. On the downside, less-than-benchmark allocations to uniform mortgage-backed securities and U.S. Treasuries detracted from relative results.

Looking ahead, slowing inflation across many countries should allow global rates to move lower over the medium term. The fund’s managers believe U.S. economic growth may persist at a slower pace, while economic outcomes across other parts of the developed world may be more mixed. The outlook for emerging markets is reasonably constructive, supported by the somewhat unexpected dovish tilt by the Fed in late 2023. Many economies are headed into an election cycle in 2024, which could lead to an increase in the potential for policy direction changes as well as an uptick in market volatility. The overall uncertainty of the macro backdrop combined with somewhat tight valuations across credit sectors leads the fund’s managers to prefer modestly cautious positioning in the portfolio.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	6.39%	–0.07%	0.62%	2.63%	0.48%
Class 1A	6.11	–0.33	0.38	2.38	0.73
Class 2[5]	6.14	–0.33	0.36	2.37	0.73
Class 4	5.89	–0.56	0.12	2.14	0.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.
[5]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust rose 12.69% for the 12 months ended December 31, 2023. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, returned 13.44%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

At a high level, while overall security selection detracted from the fund’s relative returns3 over the period, investments within the energy and communications sectors contributed positively to relative results. On the downside, security selection within the cyclical and non-cyclical consumer goods sectors detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the somewhat higher inflation expectations and higher real interest rates that emerged over the last year. The substantial yield increases across fixed income markets over the last two years provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, the potential for higher or lower yields is now more balanced. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Gross expense ratio	Net expense ratio

Class 1	12.69%	6.36%	4.67%	8.27%	0.44%	0.32%
Class 1A	12.40	6.09	4.42	8.00	0.69	0.57
Class 2	12.45	6.09	4.41	8.00	0.69	0.57
Class 3	12.54	6.17	4.48	8.08	0.62	0.50
Class 4	12.18	5.84	4.15	7.74	0.94	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund returned 4.03% for the 12 months ended December 31, 2023. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 5.05%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, curve positioning weighed on results overall and sector and security selection only contributed modestly either positively or negatively to results. Derivatives, which are used as tools for implementing the portfolio’s duration3 and curve positioning, collectively detracted from results as U.S. Treasury futures were used to implement the fund’s curve exposure.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the U.S. Federal Reserve has aggressively raised interest rates and continues to reduce its balance sheet. The fund is positioned with the view that inflation will continue to come down rapidly toward the Fed’s target and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	4.03%	1.06%	1.74%	1.84%	0.40%	0.32%
Class 1A	3.72	0.80	1.49	1.58	0.65	0.57
Class 2	3.68	0.80	1.48	1.58	0.65	0.57
Class 4	3.51	0.57	1.24	1.38	0.90	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund returned 4.94% for the 12 months ended December 31, 2023, compared with a 5.19% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration2 and higher quality securities relative to the index. This approach benefited the fund during the first half of the year with the U.S. Federal Reserve raising its benchmark rate by 25 basis points four times through July. The benchmark rate remained unchanged for the rest of 2023.

Short-term interest rates are now at a 23-year high following 11 total hikes over the last two years. With inflation declining throughout the year and now close to the Fed’s target, market expectations indicate the Fed’s benchmark rate is at or near its peak, and rate cuts are a strong possibility for 2024.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	4.94%	1.63%	1.00%	3.21%	0.31%
Class 1A	4.79	1.60	0.91	2.99	0.56
Class 2	4.64	1.37	0.74	2.95	0.56
Class 3	4.75	1.46	0.82	3.02	0.49
Class 4	4.44	1.12	0.53	2.71	0.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

Commercial paper	78.0%
U.S. Treasury bills	17.3%
Federal agency bills & notes	8.2%
Other assets less liabilities	–3.5%
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund returned 3.21% for the 12 months ended December 31, 2023. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, returned 4.45%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, top contributors to returns relative to the benchmark were sector allocation decisions to mortgage-backed securities (MBS). On the downside, duration3 and curve positioning weighed on returns relative to the benchmark. Interest rate derivatives, which are used as tools for implementing the portfolio’s duration and curve positioning, collectively detracted from results.

Over the last two years, the U.S. Federal Reserve has tightened monetary policy considerably and the rate of inflation has come down rapidly. Going forward, it is more likely the Fed will ease its policy as inflation approaches its 2% target. So far, the Fed’s unwinding of massive monetary support has resulted in minimal disruptions to financial markets and the economy; however, we are more concerned about the outlook as the lagged impact of tighter monetary conditions on financial markets and the economy remain uncertain. The fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	3.21%	1.31%	1.78%	5.12%	0.33%	0.26%
Class 1A	2.88	1.04	1.54	4.86	0.58	0.51
Class 2	2.89	1.04	1.52	4.86	0.58	0.51
Class 3	3.00	1.12	1.60	4.93	0.51	0.44
Class 4	2.62	0.79	1.27	4.61	0.83	0.76

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 23.77% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate Aggressive1 advanced 18.69%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments within the communication services and industrials sectors were the top contributors to relative returns.3 The return of the underlying The Bond Fund of America detracted slightly from relative results versus its primary benchmark, the Bloomberg U.S. Aggregate Index.4 The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

40	American Funds Insurance Series

Managed Risk Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	23.77%	11.26%	8.62%	9.48%	0.74%	0.69%
Class P2	23.50	10.98	8.30	9.18	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 6.36% for the 12 months ended December 31, 2023, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which advanced 13.29%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), returned 15.62%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Within the underlying International Fund, stock selection within the information technology and consumer discretionary sectors boosted relative returns.3 On the downside, stock selection within the financials and materials sectors detracted from relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

42	American Funds Insurance Series

Managed Risk International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.36%	1.04%	0.58%	1.37%	0.95%	0.85%
Class P2	6.22	0.79	0.24	1.03	1.20	1.10

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.04% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate1 advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Washington Mutual Investors Fund and American Funds Insurance Series® – U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the financials sector was one of the top contributors to relative returns.3 On the downside, security selections within the consumer discretionary sector weighed on returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

44	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	10.04%	5.89%	5.08%	5.89%	0.69%	0.64%
Class P2	9.73	5.59	4.73	5.55	0.94	0.89

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 16.17% for the 12 months ended December 31, 2023, compared to the S&P 500 Managed Risk Index – Moderate,1 which advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth-Income Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments within the health care and financials sectors were the top contributors to relative returns.3 On the downside, sector selection in the information technology and consumer discretionary sectors weighed on relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

46	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	16.17%	7.86%	6.46%	7.54%	0.67%	0.62%
Class P2	15.90	7.60	6.15	7.24	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	47

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.51% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index -- Moderate Conservative1 advanced 15.10%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the energy and communication services sectors were among the top contributors to relative returns.3 On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

48	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	10.51%	6.17%	5.01%	6.32%	0.70%	0.65%
Class P2	10.23	5.91	4.74	6.06	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	49

Global Growth Fund

Investment portfolio December 31, 2023

Common stocks 95.01%	Shares	Value (000)
Information technology 27.78%
Microsoft Corp.	1,630,630	$613,182
ASML Holding NV	436,031	329,209
ASML Holding NV (ADR)	190,245	144,000
Taiwan Semiconductor Manufacturing Co., Ltd.	10,510,200	202,274
NVIDIA Corp.	328,443	162,651
Applied Materials, Inc.	923,000	149,591
Broadcom, Inc.	85,007	94,889
Apple, Inc.	407,245	78,407
Samsung Electronics Co., Ltd.	1,147,808	69,810
Keyence Corp.	117,700	51,593
Synopsys, Inc.[1]	99,853	51,415
Capgemini SE	236,014	49,373
Shopify, Inc., Class A, subordinate voting shares[1]	415,875	32,397
EPAM Systems, Inc.[1]	93,560	27,819
Salesforce, Inc.[1]	95,600	25,156
Arista Networks, Inc.[1]	102,856	24,224
TE Connectivity, Ltd.	112,664	15,829
NEC Corp.	243,600	14,374
		2,136,193

Health care 16.00%
Novo Nordisk AS, Class B	3,572,824	369,554
DexCom, Inc.[1]	969,700	120,330
UnitedHealth Group, Inc.	218,500	115,034
Eli Lilly and Co.	155,740	90,784
Regeneron Pharmaceuticals, Inc.[1]	95,036	83,469
AstraZeneca PLC	547,010	73,673
Thermo Fisher Scientific, Inc.	128,666	68,295
Centene Corp.[1]	661,665	49,102
Pfizer, Inc.	1,235,000	35,556
Sanofi	333,000	33,014
Cigna Group (The)	104,417	31,268
Siemens Healthineers AG	345,670	20,087
Alnylam Pharmaceuticals, Inc.[1]	104,200	19,945
Bayer AG	537,074	19,938
Zoetis, Inc., Class A	90,200	17,803
Vertex Pharmaceuticals, Inc.[1]	43,700	17,781
EssilorLuxottica SA	88,074	17,702
Argenx SE (ADR)[1]	36,200	13,772
Catalent, Inc.[1]	287,200	12,904
Bachem Holding AG	93,403	7,236
Roche Holding AG, nonvoting non-registered shares	22,102	6,406
Sonova Holding AG	17,000	5,559
Viatris, Inc.	110,678	1,199
Euroapi SA1	5,869	37
		1,230,448

Consumer discretionary 14.87%
Chipotle Mexican Grill, Inc.[1]	146,200	334,354
LVMH Moët Hennessy-Louis Vuitton SE	224,441	182,050
Floor & Decor Holdings, Inc., Class A1	914,698	102,044
Renault SA	1,688,781	69,102
Booking Holdings, Inc.[1]	16,000	56,755
MGM China Holdings, Ltd.[1]	39,729,200	50,333
Evolution AB	367,568	43,993
Prosus NV, Class N	1,449,418	43,217
MercadoLibre, Inc.[1]	22,250	34,967
Home Depot, Inc.	95,121	32,964
Amazon.com, Inc.[1]	213,125	32,382
lululemon athletica, Inc.[1]	52,600	26,894
InterContinental Hotels Group PLC	254,000	22,941
Moncler SpA	360,570	22,235

50	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Wynn Macau, Ltd.[1,2]	21,430,000	$17,618
Tractor Supply Co.	75,200	16,170
LKQ Corp.	305,253	14,588
Tesla, Inc.[1]	48,800	12,126
Global-E Online, Ltd.[1]	300,000	11,889
Coupang, Inc., Class A1	645,404	10,449
Five Below, Inc.[1]	30,349	6,469
		1,143,540

Financials 11.14%
Tradeweb Markets, Inc., Class A	1,527,288	138,800
3i Group PLC	3,026,000	93,147
AXA SA	2,209,893	72,137
Fiserv, Inc.[1]	497,600	66,101
HDFC Bank, Ltd.	3,131,460	64,240
AIA Group, Ltd.	5,687,800	49,401
Blackstone, Inc.	366,835	48,026
Prudential PLC	3,390,552	38,168
Citigroup, Inc.	617,255	31,752
Société Générale	1,054,981	28,127
Aon PLC, Class A	96,600	28,112
London Stock Exchange Group PLC	234,953	27,775
Visa, Inc., Class A	90,997	23,691
Banco Santander, SA	5,334,500	22,269
Mastercard, Inc., Class A	49,000	20,899
Wells Fargo & Co.	347,300	17,094
Julius Baer Group, Ltd.	262,000	14,722
VZ Holding AG	123,517	14,423
Ameriprise Financial, Inc.	34,676	13,171
Eurobank Ergasias Services and Holdings SA1	6,791,000	12,054
UBS Group AG	361,871	11,239
Swissquote Group Holding, Ltd.	40,733	9,934
Nasdaq, Inc.	88,000	5,116
Kaspi.kz JSC (GDR)	44,512	4,096
Jackson Financial, Inc., Class A	44,327	2,270
Moscow Exchange MICEX-RTS PJSC[3]	12,640,000	—	[4]
		856,764

Industrials 8.02%
Safran SA	521,514	91,997
Caterpillar, Inc.	231,600	68,477
ASSA ABLOY AB, Class B	1,908,644	54,987
Schneider Electric SE	181,009	36,446
Alliance Global Group, Inc.	156,400,700	31,810
Airbus SE, non-registered shares	188,333	29,071
GT Capital Holdings, Inc.	2,454,611	26,140
Ryanair Holdings PLC (ADR)	191,047	25,478
Boeing Co.[1]	91,400	23,824
Techtronic Industries Co., Ltd.	1,679,500	20,088
NIBE Industrier AB, Class B	2,804,896	19,825
TransDigm Group, Inc.	18,400	18,613
DSV A/S	97,734	17,193
Daikin Industries, Ltd.	103,400	16,796
Huntington Ingalls Industries, Inc.	55,772	14,481
Carrier Global Corp.	242,000	13,903
SMC Corp.	22,500	12,032
Recruit Holdings Co., Ltd.	277,600	11,852
Trane Technologies PLC	44,000	10,732
TFI International, Inc. (CAD denominated)	73,941	10,058
BAE Systems PLC	697,000	9,861
Kühne + Nagel International AG	21,500	7,412
Interpump Group SpA	139,901	7,247

American Funds Insurance Series	51

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Lifco AB, Class B	251,048	$6,172
Melrose Industries PLC	842,000	6,083
RS Group PLC	576,015	5,995
Brenntag SE	58,000	5,325
Weir Group PLC (The)	210,749	5,060
Diploma PLC	109,000	4,965
Northrop Grumman Corp.	10,500	4,915
		616,838

Consumer staples 4.94%
Nestlé SA	454,282	52,577
Monster Beverage Corp.[1]	852,204	49,095
Walgreens Boots Alliance, Inc.	1,832,723	47,852
Keurig Dr Pepper, Inc.	1,284,530	42,801
Dollar Tree Stores, Inc.[1]	262,250	37,253
Carrefour SA, non-registered shares	1,478,107	27,053
Costco Wholesale Corp.	35,970	23,743
British American Tobacco PLC	813,000	23,725
Kweichow Moutai Co., Ltd., Class A	74,500	18,096
Philip Morris International, Inc.	167,000	15,711
Pernod Ricard SA	67,053	11,857
Dollar General Corp.	83,780	11,390
Simply Good Foods Co.[1]	263,800	10,447
Bunge Global SA	85,000	8,581
		380,181

Communication services 4.42%
Alphabet, Inc., Class A1	1,232,500	172,168
Meta Platforms, Inc., Class A1	247,923	87,755
Publicis Groupe SA	400,000	37,198
CTS Eventim AG & Co. KGaA	224,500	15,511
Tencent Holdings, Ltd.	297,100	11,225
Bharti Airtel, Ltd.	868,779	10,763
Koninklijke KPN NV	1,421,413	4,893
		339,513

Materials 4.26%
Sherwin-Williams Co.	385,500	120,237
Linde PLC	211,003	86,661
SIG Group AG1	1,798,000	41,384
Shin-Etsu Chemical Co., Ltd.	552,500	23,087
Amcor PLC (CDI)	1,867,000	18,048
Vale SA, ordinary nominative shares	940,000	14,906
DSM-Firmenich AG	93,100	9,479
CF Industries Holdings, Inc.	111,262	8,845
Dow, Inc.	81,000	4,442
First Quantum Minerals, Ltd.	84,200	689
		327,778

Energy 3.32%
Canadian Natural Resources, Ltd. (CAD denominated)	1,286,000	84,252
Reliance Industries, Ltd.	1,261,121	39,137
Schlumberger NV	335,000	17,433
Imperial Oil, Ltd.[2]	286,000	16,292
Exxon Mobil Corp.	152,500	15,247
TotalEnergies SE	218,273	14,827
Halliburton Co.	368,390	13,317
EOG Resources, Inc.	98,770	11,946
Chevron Corp.	75,273	11,228
NAC Kazatomprom JSC (GDR)	257,665	10,590
Gaztransport & Technigaz SA	75,000	9,936
Tourmaline Oil Corp.	121,801	5,478

52	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Enbridge, Inc. (CAD denominated)	148,655	$5,351
Gazprom PJSC[1,3]	8,346,000	—	[4]
LUKOIL Oil Co. PJSC[3]	246,300	—	[4]
		255,034

Utilities 0.20%
Brookfield Infrastructure Partners, LP	247,500	7,800
FirstEnergy Corp.	205,396	7,530
		15,330

Real estate 0.06%
CBRE Group, Inc., Class A1	53,066	4,940

Total common stocks (cost: $4,360,523,000)		7,306,559

Preferred securities 1.35%
Health care 1.09%
Sartorius AG, nonvoting non-registered preferred shares	228,400	84,033

Information technology 0.26%
Samsung Electronics Co., Ltd., nonvoting preferred shares	406,300	19,593

Total preferred securities (cost: $24,068,000)		103,626

Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5,6]	2,951,177	295,088

Total short-term securities (cost: $295,100,000)		295,088
Total investment securities 100.20% (cost: $4,679,691,000)		7,705,273
Other assets less liabilities (0.20)%		(15,091)

Net assets 100.00%		$7,690,182

American Funds Insurance Series	53

Global Growth Fund (continued)

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5]	$164,535	$1,799,412	$1,668,911	$90	$(38)	$295,088	$14,357

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $19,320,000, which represented .25% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GDR = Global Depositary Receipts

Refer to the notes to financial statements.

54	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2023

Common stocks 96.34%	Shares	Value (000)
Industrials 21.45%
International Container Terminal Services, Inc.	10,330,620	$45,754
Stericycle, Inc.[1]	876,966	43,462
Saia, Inc.[1]	74,294	32,557
Visional, Inc.[1]	453,108	28,734
Trelleborg AB, Class B	814,992	27,303
Cleanaway Waste Management, Ltd.	12,501,414	22,870
IMCD NV	130,815	22,825
Interpump Group SpA	365,871	18,953
Hensoldt AG	700,872	18,889
ICF International, Inc.	131,986	17,698
AZEK Co., Inc. (The), Class A1	451,373	17,265
Diploma PLC	377,968	17,218
Alfen NV1	252,591	16,836
Instalco AB	4,098,065	16,629
Fasadgruppen Group AB2	2,370,503	16,519
Sulzer AG	151,412	15,468
Cargotec OYJ, Class B, non-registered shares	240,146	13,977
Wizz Air Holdings PLC[1]	487,387	13,678
XPO, Inc.[1]	142,400	12,473
Ceridian HCM Holding, Inc.[1]	176,930	11,876
Reliance Worldwide Corp., Ltd.	3,875,607	11,670
Daiseki Co., Ltd.	413,600	11,454
Comfort Systems USA, Inc.	55,327	11,379
NORMA Group SE, non-registered shares	640,303	11,331
First Advantage Corp.	653,201	10,824
Rumo SA	2,272,441	10,718
CG Power and Industrial Solutions, Ltd.	1,913,647	10,434
Engcon AB, Class B2	1,070,647	9,917
Godrej Industries, Ltd.[1]	1,032,000	9,225
Qantas Airways, Ltd.[1]	2,474,791	9,022
LIXIL Corp.	718,100	8,973
KEI Industries, Ltd.	225,049	8,776
Trex Co., Inc.[1]	102,977	8,525
EuroGroup Laminations SpA[1,2]	1,841,164	7,907
Carel Industries SpA[2]	284,512	7,811
Addtech AB, Class B	353,050	7,757
MSC Industrial Direct Co., Inc., Class A	75,000	7,594
GVS SpA[1]	1,192,262	7,339
Applied Industrial Technologies, Inc.	40,766	7,040
Inox Wind, Ltd.[1]	1,133,691	6,784
Burckhardt Compression Holding AG	9,963	6,015
SIS, Ltd.[1]	1,099,298	5,995
ALS, Ltd.	650,000	5,675
MISUMI Group, Inc.	330,306	5,571
CBIZ, Inc.[1]	81,366	5,093
DL E&C Co., Ltd.	177,600	4,957
Japan Airport Terminal Co., Ltd.	109,801	4,831
Beijer Ref AB, Class B2	356,644	4,780
Harsha Engineers International, Ltd.	970,777	4,580
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	4,317
ManpowerGroup, Inc.	41,873	3,328
Atkore, Inc.[1]	19,430	3,109
Aalberts NV, non-registered shares	64,502	2,807
TELUS International (Cda), Inc., subordinate voting shares[1]	285,566	2,450
Boyd Group Services, Inc.	7,695	1,617
APi Group Corp.[1]	33,700	1,166
Herc Holdings, Inc.	5,430	808
McGrath RentCorp	2,607	312
Antares Vision SpA[1]	44,315	91
		682,966

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 17.33%
Skechers USA, Inc., Class A1	700,000	$43,638
DraftKings, Inc., Class A1	1,213,100	42,762
Thor Industries, Inc.	340,472	40,261
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,800,384	33,709
YETI Holdings, Inc.[1]	575,426	29,795
Mattel, Inc.[1]	1,400,000	26,432
Light & Wonder, Inc.[1]	299,658	24,605
Five Below, Inc.[1]	112,000	23,874
Lands’ End, Inc.[1,3]	2,100,000	20,076
Evolution AB	164,961	19,744
Wyndham Hotels & Resorts, Inc.	234,825	18,882
Entain PLC	1,424,930	17,999
Asbury Automotive Group, Inc.[1]	77,116	17,349
Helen of Troy, Ltd.[1]	141,542	17,100
Inchcape PLC	1,740,829	15,821
MRF, Ltd.	9,822	15,289
Zalando SE, non-registered shares[1]	606,948	14,372
Domino’s Pizza Enterprises, Ltd.	291,120	11,650
CAVA Group, Inc.[1]	244,691	10,517
Golden Entertainment, Inc.	256,800	10,254
TopBuild Corp.[1]	27,200	10,180
HUGO BOSS AG	128,046	9,538
Tube Investments of India, Ltd.	204,200	8,682
Shoei Co., Ltd.	563,400	7,326
International Game Technology PLC	252,200	6,913
On Holding AG, Class A1	238,410	6,430
NOK Corp.	465,800	6,190
Steven Madden, Ltd.	145,406	6,107
Camping World Holdings, Inc., Class A	216,408	5,683
Musti Group OYJ	171,095	4,937
Compagnie Plastic Omnium SA	337,633	4,498
Kindred Group PLC (SDR)	441,611	4,086
WH Smith PLC	233,887	3,967
Ariston Holding NV	545,355	3,786
Elior Group SA1	1,153,174	3,739
Haichang Ocean Park Holdings, Ltd.[1]	30,194,000	3,673
First Watch Restaurant Group, Inc.[1]	105,725	2,125
		551,989

Information technology 15.91%
PAR Technology Corp.[1,2]	865,592	37,688
GitLab, Inc., Class A1	464,256	29,230
SUMCO Corp.[2]	1,772,300	26,476
Maruwa Co., Ltd.	114,247	23,786
Rogers Corp.[1]	158,527	20,937
Nordic Semiconductor ASA[1]	1,679,593	20,772
ALTEN SA, non-registered shares	138,909	20,755
Confluent, Inc., Class A1	882,632	20,654
Wolfspeed, Inc.[1]	468,848	20,400
Pegasystems, Inc.	383,239	18,725
MACOM Technology Solutions Holdings, Inc.[1]	190,000	17,660
Silicon Laboratories, Inc.[1]	131,697	17,420
Tanla Platforms, Ltd.	1,277,291	16,784
Smartsheet, Inc., Class A1	346,627	16,576
Tokyo Seimitsu Co., Ltd.	261,500	15,977
eMemory Technology, Inc.	201,430	15,966
Kokusai Electric Corp.[2]	654,800	14,187
SentinelOne, Inc., Class A1	447,038	12,267
Qorvo, Inc.[1]	104,345	11,750
INFICON Holding AG	7,397	10,621
Credo Technology Group Holding, Ltd.[1]	539,019	10,495
Semtech Corp.[1]	459,319	10,064

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
MongoDB, Inc., Class A1	23,300	$9,526
Topicus.com, Inc., subordinate voting shares[1]	141,219	9,511
Insight Enterprises, Inc.[1]	49,845	8,832
Keywords Studios PLC	344,606	7,359
Kingdee International Software Group Co., Ltd.[1]	4,587,403	6,660
Unity Software, Inc.[1]	160,503	6,563
MKS Instruments, Inc.	56,170	5,778
Bentley Systems, Inc., Class B	102,734	5,361
Xiamen Faratronic Co., Ltd., Class A	384,267	5,010
LEM Holding SA	1,860	4,594
BE Semiconductor Industries NV	28,225	4,253
Globant SA1	17,730	4,219
CCC Intelligent Solutions Holdings, Inc.[1]	341,100	3,885
Aspen Technology, Inc.[1]	17,052	3,754
Applied Digital Corp.[1,2]	517,599	3,489
Softcat PLC	200,983	3,477
OVH Groupe SAS[1,2]	358,373	3,427
Yotpo, Ltd.[1,4,5]	678,736	991
Riken Keiki Co., Ltd.	18,300	891
		506,770

Health care 15.44%
Haemonetics Corp.[1]	891,864	76,263
Insulet Corp.[1]	215,710	46,805
CONMED Corp.	297,908	32,624
Ensign Group, Inc. (The)	236,364	26,522
Max Healthcare Institute, Ltd.	3,187,586	26,259
Integra LifeSciences Holdings Corp.[1]	501,304	21,832
Vaxcyte, Inc.[1]	319,731	20,079
Bachem Holding AG	231,879	17,964
iRhythm Technologies, Inc.[1]	163,088	17,457
Glenmark Pharmaceuticals, Ltd.	1,671,454	17,139
Masimo Corp.[1]	145,613	17,067
Hapvida Participações e Investimentos SA1	18,340,235	16,720
DiaSorin Italia SpA	142,930	14,740
Ambu AS, Class B, non-registered shares[1]	891,212	13,881
ICON PLC[1]	46,061	13,038
Aster DM Healthcare, Ltd.[1]	2,044,434	10,058
Denali Therapeutics, Inc.[1]	396,769	8,515
Guardant Health, Inc.[1]	310,194	8,391
Immunovant, Inc.[1]	195,870	8,252
Encompass Health Corp.	117,866	7,864
IDEAYA Biosciences, Inc.[1]	198,130	7,049
Medmix AG	299,727	6,795
Penumbra, Inc.[1]	24,277	6,107
CompuGroup Medical SE & Co. KGaA	138,056	5,776
BridgeBio Pharma, Inc.[1,5]	134,457	5,428
Shandong Pharmaceutical Glass Co., Ltd., Class A	1,250,600	4,512
Amvis Holdings, Inc.	198,500	4,207
Angelalign Technology, Inc.[2]	547,348	3,956
Netcare, Ltd.	5,018,088	3,908
Ocumension Therapeutics[1]	4,442,583	3,792
Structure Therapeutics, Inc. (ADR)[1]	89,028	3,629
Amplifon SpA	97,143	3,371
Hypera SA, ordinary nominative shares	451,464	3,263
Nordhealth AS, Class A1	1,279,999	3,134
Inhibrx, Inc.[1]	70,578	2,682
WuXi XDC Cayman, Inc.[1]	374,500	1,535
RayzeBio, Inc.[1]	16,806	1,045
		491,659

American Funds Insurance Series	57

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 10.06%
Cholamandalam Investment and Finance Co., Ltd.	2,859,647	$43,234
HDFC Asset Management Co., Ltd.	780,039	30,009
Eurobank Ergasias Services and Holdings SA1	14,251,070	25,296
Janus Henderson Group PLC	640,000	19,296
Stifel Financial Corp.	271,050	18,743
360 ONE WAM, Ltd.	2,054,000	17,482
IIFL Finance, Ltd.	2,116,842	15,176
Vontobel Holding AG	231,025	14,973
SiriusPoint, Ltd.[1]	1,100,000	12,760
Remgro, Ltd.	1,427,379	12,672
Five-Star Business Finance, Ltd.[1]	1,220,380	10,770
Fukuoka Financial Group, Inc.	455,700	10,737
AvidXchange Holdings, Inc.[1]	864,768	10,714
Essent Group, Ltd.	200,000	10,548
Banco del Bajio, SA	2,835,500	9,485
Hilltop Holdings, Inc.	250,000	8,803
Patria Investments, Ltd., Class A	508,200	7,882
Aditya Birla Capital, Ltd.[1]	3,879,569	7,751
Aptus Value Housing Finance India, Ltd.	1,703,169	6,536
Bridgepoint Group PLC	1,670,890	5,919
Marqeta, Inc., Class A1	834,531	5,825
Glacier Bancorp, Inc.	123,330	5,096
AU Small Finance Bank, Ltd.	496,716	4,697
EFG International AG	334,117	4,291
Capitec Bank Holdings, Ltd.	15,161	1,675
		320,370

Materials 4.99%
LANXESS AG2	624,914	19,564
Sumitomo Bakelite Co., Ltd.	364,000	19,054
Zeon Corp.	1,885,700	17,506
Materion Corp.	124,995	16,266
Livent Corp.[1]	711,787	12,798
Nissan Chemical Corp.	289,500	11,271
Resonac Holdings Co., Ltd.	478,200	9,503
Huhtamäki OYJ	225,000	9,125
PI Industries, Ltd.	188,382	7,951
Lundin Mining Corp.	850,000	6,954
Vidrala, SA, non-registered shares	64,918	6,724
Alcoa Corp.	150,000	5,100
Kaneka Corp.	161,005	4,081
Cabot Corp.	48,229	4,027
NV Bekaert SA	53,808	2,764
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,445
Umicore SA	78,737	2,164
Aurubis AG2	18,654	1,529
		158,826

Communication services 3.53%
Lions Gate Entertainment Corp., Class B1	4,812,841	49,043
Indosat Tbk PT	38,357,467	23,363
JCDecaux SE1	976,059	19,653
Rightmove PLC	1,581,453	11,557
Trustpilot Group PLC[1]	2,966,832	5,600
IHS Holding, Ltd.[1]	719,774	3,311
		112,527

Real estate 3.51%
Embassy Office Parks REIT	5,865,088	22,878
Embassy Office Parks REIT[1]	787,616	3,072
TAG Immobilien AG1	774,169	11,277
PotlatchDeltic Corp. REIT	228,928	11,240

58	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Altus Group, Ltd.[2]	340,710	$10,835
Macrotech Developers, Ltd.	737,876	9,068
ESR-Logos REIT	36,822,373	8,933
Corp. Inmobiliaria Vesta, SAB de CV	1,900,000	7,545
Fibra Uno Administración REIT, SA de CV	3,707,727	6,675
JHSF Participações SA	5,823,950	6,598
Mindspace Business Parks REIT	1,250,000	4,856
St. Joe Co.	68,500	4,122
LXP Industrial Trust REIT	253,025	2,510
Charter Hall Group REIT	155,039	1,263
Ayala Land, Inc.	1,375,186	856
		111,728

Energy 1.77%
Diamond Offshore Drilling, Inc.[1]	1,042,513	13,553
United Tractors Tbk PT	7,404,700	10,873
Subsea 7 SA	556,624	8,114
Weatherford International[1]	82,600	8,081
Helmerich & Payne, Inc.	201,998	7,316
Aegis Logistics, Ltd.	1,041,407	4,397
Vista Energy, SAB de CV, Class A (ADR)[1]	136,507	4,028
		56,362

Utilities 1.39%
Black Hills Corp.	196,061	10,577
ENN Energy Holdings, Ltd.	1,205,597	8,863
ACEN Corp.	101,171,292	7,997
Neoenergia SA	1,442,015	6,321
SembCorp Industries, Ltd.	1,536,800	6,169
Brookfield Infrastructure Corp., Class A, subordinate voting shares	120,000	4,233
		44,160

Consumer staples 0.96%
Grocery Outlet Holding Corp.[1]	519,956	14,018
Redcare Pharmacy NV, non-registered shares[1]	50,748	7,374
Scandinavian Tobacco Group A/S	289,500	5,029
TreeHouse Foods, Inc.[1]	83,498	3,461
DocMorris AG1	9,250	818
		30,700

Total common stocks (cost: $2,368,443,000)		3,068,057

Preferred securities 0.71%
Information technology 0.71%
SmartHR, Inc., Series D, preferred shares[1,4,5]	3,006	13,964
Yotpo, Ltd., Series F, preferred shares[1,4,5]	2,158,609	3,152
Yotpo, Ltd., Series B, preferred shares[1,4,5]	287,894	420
Yotpo, Ltd., Series C, preferred shares[1,4,5]	274,070	400
Yotpo, Ltd., Series A-1, preferred shares[1,4,5]	183,819	268
Yotpo, Ltd., Series A, preferred shares[1,4,5]	89,605	131
Yotpo, Ltd., Series C-1, preferred shares[1,4,5]	75,980	111
Yotpo, Ltd., Series D, preferred shares[1,4,5]	42,368	62
Yotpo, Ltd., Series B-1, preferred shares[1,4,5]	33,838	49
Outreach Corp., Series G, preferred shares[1,4,5]	154,354	3,964

Total preferred securities (cost: $25,673,000)		22,521

American Funds Insurance Series	59

Global Small Capitalization Fund (continued)

Rights & warrants 0.12%	Shares	Value (000)
Information technology 0.12%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 1/27/2025[1,6]	245,849	$3,878

Total rights & warrants (cost: $5,725,000)		3,878

Short-term securities 3.77%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[3,7]	1,124,642	112,453

Money market investments purchased with collateral from securities on loan 0.24%
Capital Group Central Cash Fund 5.44%[3,7,8]	49,270	4,926
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,8]	2,384,764	2,385
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,8]	370,500	371
		7,682

Total short-term securities (cost: $120,141,000)		120,135
Total investment securities 100.94% (cost: $2,519,982,000)		3,214,591
Other assets less liabilities (0.94)%		(30,035)

Net assets 100.00%		$3,184,556

Investments in affiliates3

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Common stocks 0.63%
Consumer discretionary 0.63%
Lands’ End, Inc.[1]	$15,939	$—	$—		$—	$4,137	$20,076	$—
Short-term securities 3.69%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[7]	95,809	616,433	599,799		34	(24)	112,453	7,198
Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 5.44%[7,8]	23,235		18,309	[9]			4,926	—	[10]
Total short-term securities							117,379
Total 4.32%					$34	$4,113	$137,455	$7,198

Restricted securities5

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
SmartHR, Inc., Series D, preferred shares[1,4]	5/28/2021	$14,344	$13,964	.44%
Yotpo, Ltd., Series F, preferred shares[1,4]	2/25/2021	4,748	3,152	.10
Yotpo, Ltd.[1,4]	3/16/2021	1,418	991	.03
Yotpo, Ltd., Series B, preferred shares[1,4]	3/16/2021	602	420	.01
Yotpo, Ltd., Series C, preferred shares[1,4]	3/16/2021	573	400	.01

60	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities5 (continued)

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Yotpo, Ltd., Series A-1, preferred shares[1,4]	3/16/2021	$384	$268	.01%
Yotpo, Ltd., Series A, preferred shares[1,4]	3/16/2021	187	131	.01
Yotpo, Ltd., Series C-1, preferred shares[1,4]	3/16/2021	159	111	.01
Yotpo, Ltd., Series D, preferred shares[1,4]	3/16/2021	88	62	.00	[11]
Yotpo, Ltd., Series B-1, preferred shares[1,4]	3/16/2021	71	49	.00	[11]
BridgeBio Pharma, Inc.[1]	9/25/2023	3,667	5,428	.17
Outreach Corp., Series G, preferred shares[1,4]	5/27/2021	4,517	3,964	.12
Total		$30,758	$28,940	.91%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $30,423,000, which represented .96% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $28,940,000, which represented .91% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,878,000, which represented .12% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	61

Growth Fund

Investment portfolio December 31, 2023

Common stocks 98.37%	Shares	Value (000)
Information technology 20.97%
Microsoft Corp.	5,763,387	$2,167,264
Broadcom, Inc.	979,691	1,093,580
Salesforce, Inc.[1]	2,150,382	565,852
NVIDIA Corp.	876,795	434,207
Shopify, Inc., Class A, subordinate voting shares[1]	5,109,407	398,023
Cloudflare, Inc., Class A1	4,102,700	341,591
ASML Holding NV	226,999	171,387
ASML Holding NV (ADR)	189,937	143,767
Apple, Inc.	1,580,276	304,251
Synopsys, Inc.[1]	459,300	236,498
Taiwan Semiconductor Manufacturing Co., Ltd.	6,137,000	118,109
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	906,400	94,266
Applied Materials, Inc.	1,213,730	196,709
Motorola Solutions, Inc.	501,000	156,858
Intuit, Inc.	250,767	156,737
Micron Technology, Inc.	1,792,860	153,003
MicroStrategy, Inc., Class A1,2	236,458	149,352
Constellation Software, Inc.	59,802	148,270
ServiceNow, Inc.[1]	206,814	146,112
DocuSign, Inc.[1]	2,070,159	123,071
Wolfspeed, Inc.[1]	2,109,815	91,798
Adobe, Inc.[1]	145,334	86,706
Intel Corp.	1,719,509	86,405
Trimble, Inc.[1]	1,497,687	79,677
SAP SE	477,361	73,430
CDW Corp.	311,859	70,892
RingCentral, Inc., Class A1	1,465,500	49,754
NetApp, Inc.	527,540	46,508
ON Semiconductor Corp.[1]	512,376	42,799
GoDaddy, Inc., Class A1	392,118	41,627
MongoDB, Inc., Class A1	99,000	40,476
Silicon Laboratories, Inc.[1]	231,815	30,662
Atlassian Corp., Class A1	125,959	29,961
BILL Holdings, Inc.[1]	349,833	28,543
ASM International NV	52,525	27,352
Palo Alto Networks, Inc.[1]	80,300	23,679
Fair Isaac Corp.[1]	17,982	20,931
Ciena Corp.[1]	462,700	20,826
Datadog, Inc., Class A1	170,525	20,698
MKS Instruments, Inc.	130,800	13,455
Dynatrace, Inc.[1]	230,250	12,592
Stripe, Inc., Class B1,3,4	168,598	4,303
		8,241,981

Communication services 18.00%
Meta Platforms, Inc., Class A1	9,152,773	3,239,715
Netflix, Inc.[1]	3,272,855	1,593,488
Alphabet, Inc., Class C1	6,375,179	898,454
Alphabet, Inc., Class A1	3,138,703	438,445
Snap, Inc., Class A, nonvoting shares[1]	14,000,000	237,020
Charter Communications, Inc., Class A1	463,276	180,066
Pinterest, Inc., Class A1	4,252,664	157,519
Take-Two Interactive Software, Inc.[1]	665,763	107,155
Frontier Communications Parent, Inc.[1]	3,168,010	80,277
Comcast Corp., Class A	1,343,725	58,922
T-Mobile US, Inc.	265,000	42,487
Electronic Arts, Inc.	188,500	25,789
Iridium Communications, Inc.	358,642	14,762
		7,074,099

62	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 15.04%
Tesla, Inc.[1]	7,564,300	$1,879,577
Amazon.com, Inc.[1]	3,914,943	594,837
Home Depot, Inc.	1,028,000	356,253
DoorDash, Inc., Class A1	3,000,000	296,670
Royal Caribbean Cruises, Ltd.[1]	2,197,978	284,616
Chipotle Mexican Grill, Inc.[1]	114,640	262,177
Airbnb, Inc., Class A1	1,698,900	231,288
D.R. Horton, Inc.	1,423,144	216,289
Tractor Supply Co.	942,546	202,676
Hermès International	61,000	129,459
Evolution AB	1,047,654	125,390
Norwegian Cruise Line Holdings, Ltd.[1]	5,591,100	112,046
Amadeus IT Group SA, Class A, non-registered shares	1,300,613	93,280
Booking Holdings, Inc.[1]	25,688	91,121
Floor & Decor Holdings, Inc., Class A1	792,300	88,389
O’Reilly Automotive, Inc.[1]	79,800	75,816
NIKE, Inc., Class B	685,684	74,445
LVMH Moët Hennessy-Louis Vuitton SE	86,048	69,796
Aramark	2,477,864	69,628
Polaris, Inc.	651,000	61,695
YUM! Brands, Inc.	443,175	57,905
Five Below, Inc.[1]	252,000	53,716
Toll Brothers, Inc.	518,183	53,264
Etsy, Inc.[1]	527,810	42,779
Churchill Downs, Inc.	303,658	40,973
Burlington Stores, Inc.[1]	197,450	38,400
Helen of Troy, Ltd.[1]	269,597	32,570
Wayfair, Inc., Class A1	514,000	31,714
adidas AG	153,618	31,237
VF Corp.	1,614,746	30,357
Salvatore Ferragamo SpA	2,174,477	29,375
TopBuild Corp.[1]	69,453	25,994
Caesars Entertainment, Inc.[1]	532,514	24,964
YETI Holdings, Inc.[1]	372,600	19,293
Skyline Champion Corp.[1]	259,241	19,251
Hilton Worldwide Holdings, Inc.	100,828	18,360
Flutter Entertainment PLC (CDI)[1]	65,253	11,558
Flutter Entertainment PLC[1]	26,024	4,583
Darden Restaurants, Inc.	94,435	15,516
Service Corp. International	200,000	13,690
		5,910,947

Health care 14.12%
Regeneron Pharmaceuticals, Inc.[1]	1,018,940	894,925
Intuitive Surgical, Inc.[1]	2,058,000	694,287
UnitedHealth Group, Inc.	1,047,719	551,593
Vertex Pharmaceuticals, Inc.[1]	1,097,332	446,493
Alnylam Pharmaceuticals, Inc.[1]	2,121,508	406,078
Eli Lilly and Co.	588,645	343,133
Thermo Fisher Scientific, Inc.	515,045	273,381
Centene Corp.[1]	3,164,690	234,852
Karuna Therapeutics, Inc.[1]	565,350	178,939
Novo Nordisk AS, Class B	1,417,430	146,612
Moderna, Inc.[1]	1,312,374	130,516
DexCom, Inc.[1]	850,000	105,476
HCA Healthcare, Inc.	381,335	103,220
Boston Scientific Corp.[1]	1,713,515	99,058
Molina Healthcare, Inc.[1]	205,507	74,252
AstraZeneca PLC	550,784	74,181
Mettler-Toledo International, Inc.[1]	60,132	72,938
Ascendis Pharma AS (ADR)[1]	467,866	58,928
Sarepta Therapeutics, Inc.[1]	562,645	54,256

American Funds Insurance Series	63

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Zoetis, Inc., Class A	269,320	$53,156
Danaher Corp.	216,235	50,024
Catalent, Inc.[1]	1,110,573	49,898
Abbott Laboratories	398,968	43,914
Guardant Health, Inc.[1]	1,618,159	43,771
Bristol-Myers Squibb Co.	796,057	40,846
Align Technology, Inc.[1]	143,900	39,429
Edwards Lifesciences Corp.[1]	471,502	35,952
Veeva Systems, Inc., Class A1	186,440	35,893
R1 RCM, Inc.[1]	3,162,865	33,431
Verily Life Sciences, LLC[1,3,4]	300,178	31,351
Pfizer, Inc.	890,000	25,623
Exact Sciences Corp.[1]	328,930	24,334
Humana, Inc.	52,000	23,806
NovoCure, Ltd.[1]	1,183,355	17,667
agilon health, Inc.[1]	1,405,448	17,638
CRISPR Therapeutics AG1,2	262,678	16,444
McKesson Corp.	27,500	12,732
Galapagos NV1	173,355	7,058
Biohaven, Ltd.[1]	65,550	2,805
		5,548,890

Industrials 11.29%
TransDigm Group, Inc.	766,218	775,106
Uber Technologies, Inc.[1]	10,676,000	657,321
Jacobs Solutions, Inc.	2,169,000	281,536
Carrier Global Corp.	4,382,953	251,801
Caterpillar, Inc.	715,348	211,507
Ryanair Holdings PLC (ADR)	1,500,325	200,083
Ryanair Holdings PLC	96,554	2,032
General Electric Co.	1,414,588	180,544
United Rentals, Inc.	296,000	169,732
Airbus SE, non-registered shares	955,893	147,550
Robert Half, Inc.	1,403,500	123,396
MTU Aero Engines AG	541,769	116,769
Equifax, Inc.	468,622	115,886
Quanta Services, Inc.	476,400	102,807
Old Dominion Freight Line, Inc.	245,000	99,306
United Airlines Holdings, Inc.[1]	1,776,476	73,297
Southwest Airlines Co.	2,515,000	72,633
Republic Services, Inc.	437,004	72,066
Ceridian HCM Holding, Inc.[1]	1,005,539	67,492
Genpact, Ltd.	1,768,626	61,389
Axon Enterprise, Inc.[1]	233,551	60,333
Northrop Grumman Corp.	94,803	44,381
ITT, Inc.	343,000	40,927
Rockwell Automation	118,900	36,916
TransUnion	525,478	36,106
Ingersoll-Rand, Inc.	438,106	33,883
AMETEK, Inc.	204,860	33,779
HEICO Corp.	179,400	32,089
Boeing Co.[1]	116,800	30,445
Canadian Pacific Kansas City, Ltd.	376,000	29,727
Armstrong World Industries, Inc.	297,461	29,246
Saia, Inc.[1]	66,090	28,962
Waste Connections, Inc.	193,510	28,885
Fortive Corp.	381,000	28,053
Dun & Bradstreet Holdings, Inc.	2,339,500	27,372
Safran SA	137,245	24,211
FedEx Corp.	88,000	22,261
XPO, Inc.[1]	243,764	21,351
Vestis Corp.	999,932	21,139

64	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Paylocity Holding Corp.[1]	123,239	$20,316
Veralto Corp.	185,603	15,268
Core & Main, Inc., Class A1	168,600	6,813
Einride AB1,3,4	78,648	2,674
		4,437,390

Financials 7.58%
Visa, Inc., Class A	2,789,473	726,239
Bank of America Corp.	7,760,600	261,299
Mastercard, Inc., Class A	610,368	260,328
Fiserv, Inc.[1]	1,833,900	243,615
KKR & Co., Inc.	2,616,216	216,753
Blackstone, Inc.	1,007,500	131,902
Apollo Asset Management, Inc.	1,286,147	119,856
Block, Inc., Class A1	1,395,307	107,927
Affirm Holdings, Inc., Class A1	1,999,051	98,233
MSCI, Inc.	156,590	88,575
Capital One Financial Corp.	648,500	85,031
Toast, Inc., Class A1	4,300,521	78,528
Marsh & McLennan Companies, Inc.	403,461	76,444
Brookfield Corp., Class A	1,763,605	70,756
UBS Group AG	1,535,000	47,675
Aon PLC, Class A	155,700	45,312
Progressive Corp.	271,528	43,249
Blue Owl Capital, Inc., Class A	2,891,712	43,087
Ryan Specialty Holdings, Inc., Class A1	870,000	37,427
Ares Management Corp., Class A	310,500	36,925
Arch Capital Group, Ltd.[1]	492,472	36,576
Wells Fargo & Co.	593,000	29,187
S&P Global, Inc.	64,900	28,590
Nasdaq, Inc.	411,500	23,925
Intercontinental Exchange, Inc.	127,000	16,311
Trupanion, Inc.[1]	519,075	15,837
Brookfield Asset Management, Ltd., Class A	250,000	10,043
		2,979,630

Energy 4.17%
Halliburton Co.	11,600,000	419,340
Canadian Natural Resources, Ltd. (CAD denominated)	5,941,700	389,268
Schlumberger NV	5,206,000	270,920
EOG Resources, Inc.	1,707,393	206,509
EQT Corp.	2,798,000	108,171
Tourmaline Oil Corp.	2,061,700	92,719
Cenovus Energy, Inc. (CAD denominated)	4,589,800	76,482
New Fortress Energy, Inc., Class A2	829,000	31,278
ConocoPhillips	168,186	19,521
MEG Energy Corp.[1]	830,000	14,827
Equitrans Midstream Corp.	936,942	9,538
		1,638,573

Consumer staples 3.76%
Dollar Tree Stores, Inc.[1]	2,084,201	296,061
Performance Food Group Co.[1]	3,559,500	246,139
Target Corp.	1,400,000	199,388
Dollar General Corp.	1,453,612	197,619
Costco Wholesale Corp.	287,855	190,007
Kroger Co.	2,137,000	97,682
Constellation Brands, Inc., Class A	264,013	63,825
Philip Morris International, Inc.	614,113	57,776
Monster Beverage Corp.[1]	835,498	48,133
Molson Coors Beverage Co., Class B, restricted voting shares	556,523	34,065

American Funds Insurance Series	65

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	903,000	$30,088
British American Tobacco PLC	429,990	12,548
JUUL Labs, Inc., Class A1,3,4	2,711,477	2,901
		1,476,232

Materials 2.35%
Wheaton Precious Metals Corp.	2,915,000	143,826
Linde PLC	328,570	134,947
Grupo México, SAB de CV, Series B	20,340,000	112,810
Silgan Holdings, Inc.	2,388,500	108,079
ATI, Inc.[1]	2,070,860	94,162
CF Industries Holdings, Inc.	1,006,500	80,017
Royal Gold, Inc.	599,000	72,455
Franco-Nevada Corp.	340,400	37,704
Glencore PLC	5,275,000	31,646
Olin Corp.	550,660	29,708
Mosaic Co.	830,420	29,671
Albemarle Corp.	160,186	23,144
Sherwin-Williams Co.	73,100	22,800
		920,969

Utilities 0.68%
PG&E Corp.	9,227,065	166,364
Constellation Energy Corp.	860,427	100,575
		266,939

Real estate 0.41%
Zillow Group, Inc., Class C, nonvoting shares[1]	2,492,002	144,187
CoStar Group, Inc.[1]	184,386	16,114
		160,301

Total common stocks (cost: $19,611,054,000)		38,655,951

Preferred securities 0.29%
Information technology 0.27%
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3,4]	2,763,342	70,520
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,344
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	30,268
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	3,129
		105,261

Industrials 0.02%
ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,4,5]	153,713	5,027
ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,4,5]	42,272	1,382
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		9,049

Total preferred securities (cost: $102,962,000)		114,310

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	53,352	—	[6]

Industrials 0.00%
ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3,4]	31,704	—	[6]

Total rights & warrants (cost: $0)		—	[6]

66	American Funds Insurance Series

Growth Fund (continued)

Bonds, notes & other debt instruments 0.01%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 0.01%
Consumer discretionary 0.01%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[7]	USD	5,576	$5,508

Total bonds, notes & other debt instruments (cost: $4,346,000)			5,508

Short-term securities 1.55%		Shares
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8,9]		5,883,315	588,273

Money market investments purchased with collateral from securities on loan 0.05%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[8,10]		9,820,459	9,821
Capital Group Central Cash Fund 5.44%[8,9,10]		50,329	5,032
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[8,10]		4,850,125	4,850
			19,703

Total short-term securities (cost: $607,964,000)			607,976
Total investment securities 100.22% (cost: $20,326,326,000)			39,383,745
Other assets less liabilities (0.22)%			(84,935)

Net assets 100.00%			$39,298,810

Investments in affiliates9

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 1.51%
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8]	$1,142,555	$4,221,017	$4,775,408		$315	$(206)	$588,273	$52,082
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[8,10]	24,410		19,378	[11]			5,032	—	[12]
Total 1.51%					$315	$(206)	$593,305	$52,082

American Funds Insurance Series	67

Growth Fund (continued)

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3]	3/15/2023	$55,638	$70,520		.18%
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,303		.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,344		.00	[13]
Verily Life Sciences, LLC[1,3]	12/21/2018	37,000	31,351		.08
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	30,268		.08
ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,5]	10/22/2021	10,452	5,027		.01
ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,5]	12/14/2023	1,382	1,382		.01
ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3]	12/14/2023	—	—	[6]	.00	[13]
Einride AB1,3	2/1/2023	2,674	2,674		.01
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640		.00	[13]
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	3,129		.01
JUUL Labs, Inc., Class A1,3	11/13/2023	43,768	2,901		.01
Total		$193,170	$155,539		.40%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $21,365,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $155,539,000, which represented .40% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,508,000, which represented .01% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2023.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[13]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

USD = U.S. dollars

Refer to the notes to financial statements.

68	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2023

Common stocks 97.08%	Shares	Value (000)
Industrials 17.46%
Airbus SE, non-registered shares	1,387,973	$214,245
Recruit Holdings Co., Ltd.	4,154,609	177,374
Safran SA	714,612	126,061
Siemens AG	500,792	93,934
Melrose Industries PLC	12,204,660	88,179
Techtronic Industries Co., Ltd.	6,920,500	82,774
Ashtead Group PLC	971,740	67,332
MTU Aero Engines AG	229,720	49,512
NIBE Industrier AB, Class B	5,279,328	37,313
DSV A/S	201,977	35,530
International Container Terminal Services, Inc.	7,953,240	35,225
Kingspan Group PLC	385,126	33,284
Legrand SA	305,587	31,830
AB Volvo, Class B	1,078,902	28,047
Diploma PLC	599,545	27,312
Rumo SA	4,163,005	19,634
Shenzhen Inovance Technology Co., Ltd., Class A	1,843,417	16,396
Grab Holdings, Ltd., Class A1	4,287,405	14,449
Larsen & Toubro, Ltd.	324,571	13,739
Thales SA	92,053	13,614
DHL Group	253,300	12,547
Airports of Thailand PCL, foreign registered shares	5,078,900	8,808
ZTO Express (Cayman), Inc., Class A (ADR)	366,358	7,796
Bureau Veritas SA	292,900	7,403
Astra International Tbk PT	18,869,900	6,915
TELUS International (Cda), Inc., subordinate voting shares[1,2]	526,752	4,519
		1,253,772

Information technology 14.41%
Shopify, Inc., Class A, subordinate voting shares[1]	3,462,045	269,693
SK hynix, Inc.	1,056,148	115,316
Taiwan Semiconductor Manufacturing Co., Ltd.	5,561,000	107,024
ASML Holding NV	107,488	81,155
NICE, Ltd. (ADR)[1]	329,681	65,775
Samsung Electronics Co., Ltd.	970,662	59,036
SAP SE	332,301	51,116
Constellation Software, Inc.	19,406	48,114
Renesas Electronics Corp.[1]	2,574,000	46,196
Disco Corp.	184,300	45,352
NXP Semiconductors NV	173,200	39,781
Fujitsu, Ltd.	154,200	23,279
OBIC Co., Ltd.	114,500	19,662
Lasertec Corp.	69,200	18,085
Infosys, Ltd.	749,660	13,878
Dassault Systemes SE	277,000	13,560
Tata Consultancy Services, Ltd.	263,814	12,012
Canva, Inc.[1,3,4]	4,819	5,140
		1,034,174

Health care 12.02%
Novo Nordisk AS, Class B	2,895,071	299,451
Daiichi Sankyo Co., Ltd.	9,339,308	258,553
Grifols, SA, Class A, non-registered shares[1]	2,789,283	47,806
Grifols, SA, Class B (ADR)[1]	793,690	9,175
AstraZeneca PLC	296,157	39,887
Sanofi	401,199	39,776
Eurofins Scientific SE, non-registered shares	525,037	34,352
HOYA Corp.	228,400	28,406
WuXi AppTec Co., Ltd., Class H	2,289,733	23,412
WuXi AppTec Co., Ltd., Class A	288,960	2,978
Bayer AG	630,036	23,389
Takeda Pharmaceutical Co., Ltd.	690,800	19,831

American Funds Insurance Series	69

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Insulet Corp.[1]	46,653	$10,123
bioMérieux SA	85,777	9,556
Ambu AS, Class B, non-registered shares[1]	480,488	7,484
WuXi Biologics (Cayman), Inc.[1]	1,732,166	6,543
Siemens Healthineers AG	37,213	2,163
		862,885

Materials 11.77%
Fortescue, Ltd.	12,796,750	253,123
Glencore PLC	26,212,865	157,257
Shin-Etsu Chemical Co., Ltd.	2,849,700	119,078
First Quantum Minerals, Ltd.	11,403,572	93,377
Ivanhoe Mines, Ltd., Class A1	4,152,270	40,268
Ivanhoe Mines, Ltd., Class A1,4	3,675,281	35,642
Vale SA (ADR), ordinary nominative shares	1,756,600	27,860
Vale SA, ordinary nominative shares	161,800	2,565
Arkema SA	249,484	28,380
DSM-Firmenich AG	247,636	25,213
Wacker Chemie AG	147,773	18,649
Air Liquide SA	83,122	16,170
Linde PLC	35,287	14,493
BASF SE	208,760	11,241
Antofagasta PLC	72,963	1,561
		844,877

Consumer discretionary 11.34%
MercadoLibre, Inc.[1]	109,049	171,375
adidas AG	413,125	84,004
Evolution AB	699,962	83,776
LVMH Moët Hennessy-Louis Vuitton SE	84,813	68,794
Flutter Entertainment PLC[1]	357,914	63,033
Flutter Entertainment PLC (CDI)[1]	17,996	3,187
Ferrari NV (EUR denominated)	188,192	63,428
Maruti Suzuki India, Ltd.	488,078	60,381
Sony Group Corp.	587,500	55,668
Entain PLC	4,112,405	51,945
Compagnie Financière Richemont SA, Class A	278,839	38,461
Dowlais Group PLC	12,204,660	16,572
NEXT PLC	136,649	14,106
InterContinental Hotels Group PLC	134,272	12,127
Zalando SE, non-registered shares[1]	467,567	11,072
Fast Retailing Co., Ltd.	33,500	8,306
Hermès International	2,060	4,372
Coupang, Inc., Class A1	205,714	3,331
		813,938

Financials 11.32%
Kotak Mahindra Bank, Ltd.	7,259,052	166,328
AIA Group, Ltd.	14,331,276	124,473
NU Holdings, Ltd. / Cayman Islands, Class A1	11,870,233	98,879
Aegon, Ltd.	11,756,834	68,152
Banco Bilbao Vizcaya Argentaria, SA	6,624,400	60,357
ING Groep NV	3,979,140	59,569
HDFC Bank, Ltd.	1,814,987	37,234
HDFC Bank, Ltd. (ADR)	207,750	13,942
Bajaj Finserv, Ltd.	1,598,500	32,353
Axis Bank, Ltd.	2,029,545	26,845
Jio Financial Services, Ltd.[1]	8,958,436	25,045
FinecoBank SpA	1,271,778	19,108
B3 SA - Brasil, Bolsa, Balcao	5,967,300	17,746
Bank Central Asia Tbk PT	23,381,700	14,261
Bajaj Finance, Ltd.	151,942	13,363

70	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Bank Mandiri (Persero) Tbk PT	27,858,000	$10,928
China Merchants Bank Co., Ltd., Class A	2,726,800	10,732
ICICI Bank, Ltd.	485,000	5,800
China Pacific Insurance (Group) Co., Ltd., Class H	2,236,800	4,506
Futu Holdings, Ltd. (ADR)[1]	52,123	2,847
		812,468

Energy 7.73%
Reliance Industries, Ltd.	7,221,202	224,099
Canadian Natural Resources, Ltd. (CAD denominated)	2,200,639	144,174
Cenovus Energy, Inc. (CAD denominated)	4,285,642	71,414
TotalEnergies SE	703,124	47,762
Neste OYJ	1,237,003	43,950
Shell PLC (GBP denominated)	448,462	14,570
Woodside Energy Group, Ltd.	429,900	9,107
		555,076

Communication services 4.75%
Bharti Airtel, Ltd.	11,630,448	144,080
Bharti Airtel, Ltd., interim shares	644,900	4,937
Tencent Holdings, Ltd.	1,309,606	49,478
Universal Music Group NV	1,717,633	49,049
Informa PLC	3,630,108	36,039
NetEase, Inc.	1,403,900	26,055
Ubisoft Entertainment SA1	800,864	20,497
Singapore Telecommunications, Ltd.	5,800,500	10,840
		340,975

Consumer staples 4.49%
Danone SA	878,392	56,974
Ajinomoto Co., Inc.	1,278,300	49,401
Kweichow Moutai Co., Ltd., Class A	197,623	48,004
Seven & i Holdings Co., Ltd.	1,139,200	45,118
Treasury Wine Estates, Ltd.	3,953,315	28,956
Nissin Foods Holdings Co., Ltd.	811,200	28,286
Kobe Bussan Co., Ltd.	885,600	26,135
JBS SA	4,012,623	20,511
Diageo PLC	375,982	13,654
Pernod Ricard SA	29,063	5,139
		322,178

Utilities 1.24%
ENN Energy Holdings, Ltd.	6,953,828	51,119
E.ON SE	1,101,028	14,770
Engie SA	831,097	14,614
SembCorp Industries, Ltd.	2,195,700	8,815
		89,318

Real estate 0.55%
ESR Group, Ltd.	14,852,600	20,501
Ayala Land, Inc.	18,147,800	11,290
China Resources Mixc Lifestyle Services, Ltd.	2,250,400	7,986
		39,777

Total common stocks (cost: $5,192,228,000)		6,969,438

Preferred securities 0.63%
Health care 0.37%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	26,429

American Funds Insurance Series	71

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	103,247	$9,105

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	1,308,816	9,101

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	450
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	19
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		470

Total preferred securities (cost: $57,976,000)		45,105

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	7,730	—	[5]

Total rights & warrants (cost: $0)		—	[5]

Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6,7]	2,020,467	202,026

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,7,8]	467	47
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[6,8]	29,171	29
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[6,8]	1,069	1
		77

Total short-term securities (cost: $202,102,000)		202,103
Total investment securities 100.52% (cost: $5,452,306,000)		7,216,646
Other assets less liabilities (0.52)%		(37,634)

Net assets 100.00%		$7,179,012

Investments in affiliates7

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6]	$306,023	$1,078,215	$1,182,222	$57	$(47)	$202,026	$14,923

72	American Funds Insurance Series

International Fund (continued)

Investments in affiliates7 (continued)

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)		Value at 12/31/2023 (000)	Dividend or interest income (000)
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,8]	$422	$	$375	[9]	$		$		$47	$—	[10]
Total 2.81%						$57		$(47)	$202,073	$14,923

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ivanhoe Mines, Ltd., Class A1	12/18/2023	$32,962	$35,642	.49%
Canva, Inc.[1,3]	8/26/2021-11/4/2021	8,215	5,140	.07
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	450	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	19	.00	[11]
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00	[11]
Total		$41,929	$41,252	.57%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $82,000, which represented less than 0.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $41,252,000, which represented .57% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 12/31/2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	73

New World Fund

Investment portfolio December 31, 2023

Common stocks 91.84%	Shares	Value (000)
Financials 15.31%
Kotak Mahindra Bank, Ltd.	2,131,574	$48,841
HDFC Bank, Ltd.	1,826,456	37,469
AIA Group, Ltd.	4,278,400	37,160
Capitec Bank Holdings, Ltd.	248,887	27,496
NU Holdings, Ltd. / Cayman Islands, Class A1	2,950,365	24,577
Bank Central Asia Tbk PT	39,663,323	24,192
B3 SA - Brasil, Bolsa, Balcao	7,116,559	21,164
AU Small Finance Bank, Ltd.	1,808,005	17,096
Banco Bilbao Vizcaya Argentaria, SA	1,750,272	15,947
Mastercard, Inc., Class A	35,390	15,094
Bank Mandiri (Persero) Tbk PT	36,715,900	14,403
Axis Bank, Ltd.	1,069,420	14,145
Ping An Insurance (Group) Company of China, Ltd., Class H	2,934,844	13,276
XP, Inc., Class A	502,485	13,100
ICICI Bank, Ltd. (ADR)	272,925	6,506
ICICI Bank, Ltd.	451,697	5,402
Visa, Inc., Class A	44,907	11,692
Cholamandalam Investment and Finance Co., Ltd.	766,667	11,591
Bajaj Finance, Ltd.	122,827	10,802
Eurobank Ergasias Services and Holdings SA1	5,058,832	8,980
Bank Rakyat Indonesia (Persero) Tbk PT	22,651,300	8,398
Discovery, Ltd.	1,004,040	7,888
Grupo Financiero Banorte, SAB de CV, Series O	751,619	7,558
Bank of Baroda	2,694,572	7,470
Erste Group Bank AG	183,121	7,430
PagSeguro Digital, Ltd., Class A1	591,987	7,382
Shriram Finance, Ltd.	293,006	7,216
Bank of the Philippine Islands	3,413,998	6,395
Industrial and Commercial Bank of China, Ltd., Class H	12,238,000	5,974
Edenred SA	94,580	5,679
National Bank of Greece SA1	816,245	5,664
Canara Bank	1,038,030	5,450
PB Fintech, Ltd.[1]	479,990	4,578
Alpha Services and Holdings SA1	2,385,745	4,047
Jio Financial Services, Ltd.[1]	1,424,671	3,983
Max Financial Services, Ltd.[1]	276,426	3,167
Brookfield Corp., Class A	77,870	3,124
Moody’s Corp.	7,566	2,955
DBS Group Holdings, Ltd.	116,173	2,935
Bajaj Finserv, Ltd.	135,800	2,749
Aon PLC, Class A	8,914	2,594
BDO Unibank, Inc.	1,094,810	2,577
East Money Information Co., Ltd., Class A	1,289,327	2,547
S&P Global, Inc.	5,641	2,485
China Pacific Insurance (Group) Co., Ltd., Class H	1,225,200	2,468
BNP Paribas SA	30,335	2,102
Hong Kong Exchanges and Clearing, Ltd.	58,600	2,005
Euronet Worldwide, Inc.[1]	19,353	1,964
Bank of Ningbo Co., Ltd., Class A	472,800	1,338
China Merchants Bank Co., Ltd., Class H	378,500	1,318
Prudential PLC	108,552	1,222
China Construction Bank Corp., Class H	1,934,000	1,157
Société Générale	38,740	1,033
TISCO Financial Group PCL, foreign registered shares	314,900	912
Akbank TAS	694,966	862
Nedbank Group, Ltd.	61,587	727
Postal Savings Bank of China Co., Ltd., Class H	1,166,752	556
Banco BTG Pactual SA, units	53,912	415
Moscow Exchange MICEX-RTS PJSC[2]	438,203	—	[3]
Sberbank of Russia PJSC[2]	2,662,164	—	[3]
		517,257

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology 14.98%
Microsoft Corp.	282,716	$106,313
Taiwan Semiconductor Manufacturing Co., Ltd.	4,183,269	80,509
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,609	1,103
Broadcom, Inc.	37,347	41,689
ASML Holding NV	40,993	30,950
NVIDIA Corp.	55,782	27,624
Samsung Electronics Co., Ltd.	331,373	20,154
SK hynix, Inc.	133,741	14,603
Synopsys, Inc.[1]	26,054	13,415
Tata Consultancy Services, Ltd.	262,250	11,941
Apple, Inc.	60,046	11,561
SAP SE	73,904	11,368
ASM International NV	21,139	11,008
Keyence Corp.	25,100	11,002
Wolfspeed, Inc.[1]	229,036	9,965
Infosys, Ltd. (ADR)	319,373	5,870
Infosys, Ltd.	201,410	3,729
Micron Technology, Inc.	96,870	8,267
Capgemini SE	38,184	7,988
Cognizant Technology Solutions Corp., Class A	103,802	7,840
Disco Corp.	31,200	7,678
Tokyo Electron, Ltd.	38,700	6,879
Accenture PLC, Class A	19,032	6,679
EPAM Systems, Inc.[1]	17,779	5,286
MediaTek, Inc.	109,000	3,590
Intel Corp.	71,015	3,568
TE Connectivity, Ltd.	24,460	3,437
ON Semiconductor Corp.[1]	39,439	3,294
TDK Corp.	68,200	3,233
Nokia Corp.	927,500	3,187
Applied Materials, Inc.	17,561	2,846
Xiamen Faratronic Co., Ltd., Class A	215,500	2,810
Coforge, Ltd.	31,526	2,374
Trimble, Inc.[1]	39,663	2,110
E Ink Holdings, Inc.	316,000	2,021
KLA Corp.	3,307	1,922
Globant SA1	7,546	1,796
NICE, Ltd. (ADR)[1]	8,744	1,744
Atlassian Corp., Class A1	7,099	1,689
Hamamatsu Photonics KK	32,400	1,328
Kingdee International Software Group Co., Ltd.[1]	874,000	1,269
Canva, Inc.[1,2,4]	385	411
		506,050

Industrials 12.75%
Airbus SE, non-registered shares	334,120	51,574
Safran SA	150,094	26,477
Larsen & Toubro, Ltd.	593,280	25,113
Shenzhen Inovance Technology Co., Ltd., Class A	2,162,474	19,234
IMCD NV	110,227	19,233
Copa Holdings, SA, Class A	174,459	18,547
General Electric Co.	143,239	18,282
International Container Terminal Services, Inc.	3,678,980	16,294
DSV A/S	86,263	15,175
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	3,598,523	14,902
Rumo SA	2,819,101	13,296
Carrier Global Corp.	207,141	11,900
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	572,605	9,996
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	9,870	1,729
Caterpillar, Inc.	36,071	10,665
Grab Holdings, Ltd., Class A1	2,987,396	10,068
Techtronic Industries Co., Ltd.	832,500	9,957

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Daikin Industries, Ltd.	60,900	$9,893
InPost SA1	694,225	9,597
TransDigm Group, Inc.	8,345	8,442
Astra International Tbk PT	20,769,500	7,611
BAE Systems PLC	514,868	7,284
Boeing Co.[1]	25,707	6,701
CCR SA, ordinary nominative shares	2,253,183	6,558
Siemens AG	34,068	6,390
Contemporary Amperex Technology Co., Ltd., Class A	271,925	6,247
Bharat Electronics, Ltd.	2,500,084	5,533
Thales SA	37,275	5,513
ZTO Express (Cayman), Inc., Class A (ADR)	250,247	5,325
SMC Corp.	9,900	5,294
Jiangsu Hengli Hydraulic Co., Ltd., Class A	640,864	4,936
Mitsui & Co., Ltd.	125,000	4,657
Wizz Air Holdings PLC[1]	156,622	4,395
Interpump Group SpA	70,888	3,672
RTX Corp.	37,311	3,139
Schneider Electric SE	15,460	3,113
ABB, Ltd.	66,329	2,948
Legrand SA	27,553	2,870
Epiroc AB, Class B	143,946	2,519
TELUS International (Cda), Inc., subordinate voting shares[1]	284,781	2,443
Bureau Veritas SA	92,816	2,346
Centre Testing International Group Co., Ltd.	1,034,596	2,066
MISUMI Group, Inc.	109,800	1,852
Ingersoll-Rand, Inc.	21,259	1,644
GT Capital Holdings, Inc.	116,310	1,239
Hitachi, Ltd.	15,400	1,113
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	291,900	1,052
Ayala Corp.	70,270	864
Veralto Corp.	7,889	649
Haitian International Holdings, Ltd.	197,146	487
		430,834

Health care 11.84%
Novo Nordisk AS, Class B	877,364	90,750
Eli Lilly and Co.	83,856	48,881
Max Healthcare Institute, Ltd.	4,055,160	33,406
Thermo Fisher Scientific, Inc.	54,516	28,937
AstraZeneca PLC	202,378	27,257
Abbott Laboratories	154,428	16,998
BeiGene, Ltd. (ADR)[1]	70,132	12,649
BeiGene, Ltd.[1]	42,200	588
EssilorLuxottica SA	64,268	12,918
Innovent Biologics, Inc.[1]	2,082,873	11,373
Laurus Labs, Ltd.	2,185,717	11,286
Rede D’Or Sao Luiz SA	1,732,143	10,205
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,560,188	9,937
Revvity, Inc.	84,820	9,272
Danaher Corp.	39,567	9,153
Hypera SA, ordinary nominative shares	1,046,769	7,565
WuXi AppTec Co., Ltd., Class H	410,200	4,194
WuXi AppTec Co., Ltd., Class A	191,719	1,976
Zoetis, Inc., Class A	27,822	5,491
WuXi Biologics (Cayman), Inc.[1]	1,217,600	4,600
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	109,100	4,477
Straumann Holding AG	26,306	4,256
Siemens Healthineers AG	66,725	3,877
Zai Lab, Ltd. (ADR)[1,5]	140,032	3,827
Legend Biotech Corp. (ADR)[1]	58,459	3,518
GE HealthCare Technologies, Inc.	39,967	3,090

76	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Pfizer, Inc.	100,008	$2,879
Align Technology, Inc.[1]	9,179	2,515
Shionogi & Co., Ltd.	44,400	2,138
Mettler-Toledo International, Inc.[1]	1,685	2,044
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	187,358	1,956
Alcon, Inc.	22,320	1,748
Asahi Intecc Co., Ltd.	82,100	1,664
OdontoPrev SA	662,891	1,585
Medtronic PLC	16,936	1,395
Angelalign Technology, Inc.	99,606	720
Bayer AG	13,918	517
CanSino Biologics, Inc., Class H1,5	61,521	185
Shandong Pharmaceutical Glass Co., Ltd., Class A	47,100	170
		399,997

Consumer discretionary 10.47%
MercadoLibre, Inc.[1]	31,226	49,073
LVMH Moët Hennessy-Louis Vuitton SE	58,326	47,310
Midea Group Co., Ltd., Class A	3,754,668	28,911
Eicher Motors, Ltd.	368,146	18,294
Trip.com Group, Ltd. (ADR)[1]	459,378	16,542
Hermès International	7,705	16,352
Alibaba Group Holding, Ltd. (ADR)	105,344	8,165
Alibaba Group Holding, Ltd.	695,972	6,726
Galaxy Entertainment Group, Ltd.	2,627,000	14,683
Evolution AB	96,324	11,529
Jumbo SA	388,686	10,782
Titan Co., Ltd.	204,564	9,029
adidas AG	40,030	8,140
YUM! Brands, Inc.	60,921	7,960
Shenzhou International Group Holdings, Ltd.	696,700	7,149
Marriott International, Inc., Class A	31,603	7,127
NIKE, Inc., Class B	47,713	5,180
Tesla, Inc.[1]	20,117	4,999
Kering SA	11,078	4,916
Ferrari NV (EUR denominated)	13,500	4,550
Cie. Financière Richemont SA, Class A	31,696	4,372
Amadeus IT Group SA, Class A, non-registered shares	60,231	4,320
Airbnb, Inc., Class A1	31,507	4,289
Naspers, Ltd., Class N	22,539	3,858
Zhongsheng Group Holdings, Ltd.	1,581,500	3,814
InterContinental Hotels Group PLC	35,617	3,217
H World Group, Ltd. (ADR)	95,887	3,206
Industria de Diseño Textil, SA	73,014	3,185
Jubilant FoodWorks, Ltd.	451,187	3,060
Li Ning Co., Ltd.	1,134,155	3,060
Maruti Suzuki India, Ltd.	23,114	2,859
China Tourism Group Duty Free Corp., Ltd., Class H	272,570	2,671
Stellantis NV	104,093	2,438
Melco Resorts & Entertainment, Ltd. (ADR)[1]	234,864	2,083
Sands China, Ltd.[1]	696,400	2,032
Aptiv PLC[1]	22,350	2,005
General Motors Co.	47,313	1,699
Booking Holdings, Inc.[1]	417	1,479
Shangri-La Asia, Ltd.[1]	2,130,000	1,459
BYD Co., Ltd., Class H	52,500	1,443
IDP Education, Ltd.	98,395	1,339
Tube Investments of India, Ltd.	31,096	1,322
Magazine Luiza SA1	2,749,107	1,247
Inchcape PLC	132,241	1,202
Renault SA	28,126	1,151
Flutter Entertainment PLC[1]	6,201	1,092

American Funds Insurance Series	77

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	$603
Cyrela Brazil Realty SA, ordinary nominative shares	91,635	450
TVS Motor Co., Ltd.	17,427	424
Foschini Group, Ltd. (The)	68,408	415
Woolworths Holdings, Ltd.	90,404	357
Americanas SA, ordinary nominative shares[1]	801,908	150
Meituan, Class B1	5,521	58
		353,776

Materials 6.92%
Vale SA (ADR), ordinary nominative shares	1,366,617	21,675
Vale SA, ordinary nominative shares	1,151,624	18,261
Freeport-McMoRan, Inc.	563,042	23,969
Asian Paints, Ltd.	454,360	18,564
Linde PLC	43,853	18,011
Sika AG	51,876	16,950
First Quantum Minerals, Ltd.	1,359,921	11,135
Pidilite Industries, Ltd.	340,365	11,096
Albemarle Corp.	61,201	8,842
Barrick Gold Corp.	460,020	8,322
Shin-Etsu Chemical Co., Ltd.	195,200	8,157
Gerdau SA (ADR)	1,532,534	7,433
Jindal Steel & Power, Ltd.	709,773	6,372
LANXESS AG	203,269	6,363
Givaudan SA	1,339	5,570
Glencore PLC	789,909	4,739
Wacker Chemie AG	30,792	3,886
Arkema SA	33,368	3,796
Nutrien, Ltd. (CAD denominated)	66,242	3,732
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	468,502	3,631
Loma Negra Compania Industrial Argentina SA (ADR)	409,335	2,902
Shandong Sinocera Functional Material Co., Ltd., Class A	847,500	2,769
Fresnillo PLC	350,361	2,646
Amcor PLC (CDI)	225,193	2,177
BASF SE	39,350	2,119
Akzo Nobel NV	25,296	2,090
Wheaton Precious Metals Corp.	38,312	1,890
Grupo México, SAB de CV, Series B	217,217	1,205
OCI NV	36,366	1,057
China Jushi Co., Ltd., Class A	714,543	989
Umicore SA	34,684	953
Guangzhou Tinci Materials Technology Co., Ltd., Class A	263,900	932
DSM-Firmenich AG	8,226	837
Polymetal International PLC[1]	76,572	344
Antofagasta PLC	12,230	262
Alrosa PJSC[2]	1,123,215	—	[3]
		233,676

Communication services 6.69%
Meta Platforms, Inc., Class A1	108,519	38,411
Alphabet, Inc., Class C1	157,306	22,169
Alphabet, Inc., Class A1	78,363	10,947
Bharti Airtel, Ltd.	2,585,534	32,030
Bharti Airtel, Ltd., interim shares	61,951	474
Tencent Holdings, Ltd.	798,351	30,162
MTN Group, Ltd.	3,574,653	22,548
NetEase, Inc.	574,949	10,671
NetEase, Inc. (ADR)	25,180	2,346
América Móvil, SAB de CV, Class B (ADR)	573,318	10,618
Telkom Indonesia (Persero) Tbk PT, Class B	38,470,300	9,874
Telefónica, SA, non-registered shares	1,898,075	7,453
Netflix, Inc.[1]	13,189	6,422

78	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
TIM SA	1,343,498	$4,956
Singapore Telecommunications, Ltd.	1,997,800	3,733
Vodafone Group PLC	4,232,067	3,676
Informa PLC	288,172	2,861
Telefônica Brasil SA, ordinary nominative shares	207,300	2,279
Yandex NV, Class A1,2	129,388	1,985
JCDecaux SE1	80,520	1,621
Saudi Telecom Co., non-registered shares	54,371	586
		225,822

Consumer staples 6.61%
Kweichow Moutai Co., Ltd., Class A	113,407	27,547
ITC, Ltd.	3,838,302	21,288
Varun Beverages, Ltd.	1,234,514	18,341
Arca Continental, SAB de CV	1,157,120	12,634
Bunge Global SA	122,076	12,324
Nestlé SA	99,773	11,547
JBS SA	2,159,116	11,037
Monster Beverage Corp.[1]	188,504	10,860
Constellation Brands, Inc., Class A	35,349	8,546
Ajinomoto Co., Inc.	216,899	8,382
Raia Drogasil SA, ordinary nominative shares	1,167,683	7,048
Kao Corp.	169,000	6,945
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,872,918	6,458
Anheuser-Busch InBev SA/NV	93,931	6,069
Carlsberg A/S, Class B	45,546	5,709
Pernod Ricard SA	31,776	5,619
Avenue Supermarts, Ltd.[1]	112,159	5,498
DINO POLSKA SA, non-registered shares[1]	43,220	5,058
Mondelez International, Inc., Class A	62,269	4,510
British American Tobacco PLC	153,810	4,488
Foshan Haitian Flavouring and Food Co., Ltd., Class A	695,796	3,719
L’Oréal SA, non-registered shares	5,862	2,915
Philip Morris International, Inc.	30,823	2,900
Uni-Charm Corp.	63,600	2,298
Dabur India, Ltd.	331,831	2,221
Danone SA	31,931	2,071
United Spirits, Ltd.	141,557	1,898
Proya Cosmetics Co., Ltd., Class A	91,768	1,284
Budweiser Brewing Co., APAC, Ltd.	573,900	1,071
Wuliangye Yibin Co., Ltd., Class A	47,971	947
Diageo PLC	24,169	878
Reckitt Benckiser Group PLC	11,580	799
Clicks Group, Ltd.	17,686	315
X5 Retail Group NV (GDR)[1,2]	88,147	—	[3]
		223,224

Energy 3.11%
Reliance Industries, Ltd.	918,465	28,503
TotalEnergies SE	333,615	22,662
New Fortress Energy, Inc., Class A5	276,960	10,450
Baker Hughes Co., Class A	293,006	10,015
Exxon Mobil Corp.	73,718	7,370
Saudi Arabian Oil Co.	712,293	6,278
Cheniere Energy, Inc.	31,889	5,444
Schlumberger NV	72,952	3,796
Chevron Corp.	23,220	3,464
Shell PLC (GBP denominated)	76,198	2,476
Borr Drilling, Ltd.[1]	166,505	1,226
Borr Drilling, Ltd. (NOK denominated)[1]	161,906	1,207
Woodside Energy Group, Ltd.	60,599	1,284
INPEX Corp.[5]	42,400	571

American Funds Insurance Series	79

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	23,280	$372
Gazprom PJSC[1,2]	945,858	—	[3]
Rosneft Oil Co. PJSC[2]	588,661	—	[3]
		105,118

Real estate 1.97%
Macrotech Developers, Ltd.	2,207,035	27,122
Fibra Uno Administración REIT, SA de CV	3,951,259	7,113
ALLOS SA, ordinary nominative shares	1,250,769	6,768
American Tower Corp. REIT	27,097	5,850
KE Holdings, Inc., Class A (ADR)	318,916	5,170
CK Asset Holdings, Ltd.	981,000	4,906
China Resources Mixc Lifestyle Services, Ltd.	1,192,800	4,233
ESR Group, Ltd.	2,513,600	3,469
Longfor Group Holdings, Ltd.	1,173,846	1,883
Ayala Land, Inc.	222,500	138
		66,652

Utilities 1.19%
AES Corp.	619,432	11,924
ENN Energy Holdings, Ltd.	1,609,205	11,830
Equatorial Energia SA, ordinary nominative shares	1,259,296	9,256
Power Grid Corporation of India, Ltd.	1,770,556	5,040
Engie SA	93,656	1,647
China Resources Gas Group, Ltd.	100,000	327
China Gas Holdings, Ltd.	67,400	67
		40,091

Total common stocks (cost: $2,144,852,000)		3,102,497

Preferred securities 0.66%
Financials 0.31%
Itaú Unibanco Holding SA (ADR), preferred nominative shares	449,330	3,123
Itaú Unibanco Holding SA, preferred nominative shares	315,302	2,192
Banco Bradesco SA, preferred nominative shares	1,512,701	5,267
		10,582

Real estate 0.19%
QuintoAndar, Ltd., Series E, preference shares[1,2,4]	32,657	5,091
QuintoAndar, Ltd., Series E-1, preference shares[1,2,4]	8,400	1,309
		6,400

Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	41,073	3,622
Getir BV, Series D, preferred shares[1,2,4]	7,768	468
		4,090

Information technology 0.03%
Samsung Electronics Co., Ltd., nonvoting preferred shares	23,177	1,118
Canva, Inc., Series A, noncumulative preferred shares[1,2,4]	34	36
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,4]	1	1
		1,155

Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	129,359	234

Total preferred securities (cost: $23,340,000)		22,461

80	American Funds Insurance Series

New World Fund (continued)

Rights & warrants 0.05%	Shares		Value (000)
Consumer discretionary 0.03%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,6]		128,407	$989

Industrials 0.02%
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[1,6]		425,100	849

Total rights & warrants (cost: $2,099,000)			1,838

Convertible bonds & notes 0.01%	Principal amount (000)
Energy 0.01%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024	USD	200	195

Total convertible bonds & notes (cost: $195,000)			195

Bonds, notes & other debt instruments 3.95%
Bonds & notes of governments & government agencies outside the U.S. 3.40%
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		200	170
Angola (Republic of) 9.50% 11/12/2025		400	394
Angola (Republic of) 8.25% 5/9/2028		500	462
Angola (Republic of) 8.00% 11/26/2029[6]		445	396
Angola (Republic of) 8.75% 4/14/2032[6]		280	247
Argentine Republic 1.00% 7/9/2029		32	13
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[7]		2,217	766
Argentine Republic 4.25% 1/9/2038 (5.00% on 7/9/2024)[7]		1,091	434
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		2,454	843
Brazil (Federative Republic of) 0% 1/1/2024	BRL	10,200	2,099
Brazil (Federative Republic of) 10.00% 1/1/2027		10,669	2,205
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		30,772	6,383
Brazil (Federative Republic of) 10.00% 1/1/2031		8,986	1,828
Brazil (Federative Republic of) 10.00% 1/1/2033		26,684	5,415
Brazil (Federative Republic of) 6.00% 8/15/2050[8]		1,672	365
Chile (Republic of) 6.00% 4/1/2033	CLP	1,170,000	1,398
Chile (Republic of) 5.30% 11/1/2037		480,000	549
Chile (Republic of) 4.34% 3/7/2042	USD	350	314
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	30,480	4,399
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		11,700	1,690
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		27,530	4,487
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		10,410	1,531
Colombia (Republic of) 3.25% 4/22/2032	USD	700	558
Colombia (Republic of) 8.00% 11/14/2035		200	219
Colombia (Republic of) 5.20% 5/15/2049		755	592
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	2,927,200	652
Colombia (Republic of), Series B, 13.25% 2/9/2033		10,560,100	3,236
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	140
Czech Republic 1.25% 2/14/2025	CZK	32,530	1,401
Czech Republic 1.95% 7/30/2037		19,010	685
Dominican Republic 8.625% 4/20/2027[6]	USD	575	603
Dominican Republic 5.50% 2/22/2029[6]		275	269
Dominican Republic 11.375% 7/6/2029	DOP	12,800	234
Dominican Republic 7.05% 2/3/2031[6]	USD	150	158
Dominican Republic 13.625% 2/3/2033	DOP	9,000	189
Dominican Republic 11.25% 9/15/2035		49,350	919
Dominican Republic 5.875% 1/30/2060	USD	1,725	1,496
Dominican Republic 5.875% 1/30/2060[6]		280	243
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	450	320
Egypt (Arab Republic of) 8.50% 1/31/2047	USD	400	250
Egypt (Arab Republic of) 8.875% 5/29/2050		455	291
Egypt (Arab Republic of) 8.75% 9/30/2051		500	317
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	309

American Funds Insurance Series	81

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024[9]	USD	440	$299
Gabonese Republic 7.00% 11/24/2031		300	251
Ghana (Republic of) 7.75% 4/7/2029[6,9]		1,125	495
Ghana (Republic of) 8.125% 3/26/2032[9]		1,280	566
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,314
Honduras (Republic of) 5.625% 6/24/2030		678	606
Honduras (Republic of) 5.625% 6/24/2030[6]		281	251
Hungary (Republic of) 6.25% 9/22/2032[6]		330	353
Hungary (Republic of), Series A, 6.75% 10/22/2028	HUF	519,260	1,556
India (Republic of) 6.54% 1/17/2032	INR	81,680	944
Indonesia (Republic of) 6.625% 2/17/2037		USD300	352
Indonesia (Republic of) 7.125% 6/15/2038	IDR	32,478,000	2,209
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		48,630,000	3,153
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		12,900,000	856
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		27,200,000	1,832
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR	78,000	940
Kenya (Republic of) 6.875% 6/24/2024	USD	400	390
Kenya (Republic of) 8.25% 2/28/2048[6]		400	333
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	3,240	713
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		2,095	460
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		4,280	926
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		7,106	1,699
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		2,200	459
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049		1,030	235
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		631	135
Malaysia (Federation of), Series 022, 5.357% 5/15/2052		989	251
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD	940	969
Mongolia (State of) 4.45% 7/7/2031		300	252
Morocco (Kingdom of) 5.95% 3/8/2028[6]		255	262
Mozambique (Republic of) 9.00% 9/15/2031		1,300	1,111
Oman (Sultanate of) 6.25% 1/25/2031[6]		200	211
Oman (Sultanate of) 6.75% 1/17/2048		285	299
Panama (Republic of) 3.75% 4/17/2026		100	94
Panama (Republic of) 6.875% 1/31/2036		410	410
Panama (Republic of) 4.50% 4/16/2050		200	139
Panama (Republic of) 6.853% 3/28/2054		590	554
Panama (Republic of) 4.50% 1/19/2063		200	131
Paraguay (Republic of) 4.95% 4/28/2031		320	313
Peru (Republic of) 3.00% 1/15/2034		225	191
Peru (Republic of) 6.55% 3/14/2037		1,070	1,195
Peru (Republic of) 3.55% 3/10/2051		370	282
Peru (Republic of) 2.78% 12/1/2060		100	63
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	368
Philippines (Republic of) 6.375% 10/23/2034		145	165
Philippines (Republic of) 3.95% 1/20/2040		500	452
Poland (Republic of) 4.875% 10/4/2033		560	569
Poland (Republic of), Series 0726, 2.50% 7/25/2026	PLN	7,680	1,839
Qatar (State of) 4.50% 4/23/2028[6]	USD	450	456
Romania 2.00% 1/28/2032	EUR	1,375	1,179
Romania 2.00% 4/14/2033		300	249
Romania 5.125% 6/15/2048[6]	USD	500	430
Senegal (Republic of) 4.75% 3/13/2028	EUR	600	613
South Africa (Republic of) 5.875% 4/20/2032	USD	400	380
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	ZAR	57,197	2,619
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		100,363	4,639
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		26,540	1,138
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		42,450	1,712
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025	USD	200	103
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025		950	492
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030		271	137
Thailand (Kingdom of) 2.875% 12/17/2028	THB	15,532	460

82	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Thailand (Kingdom of) 3.45% 6/17/2043	THB	18,658	$569
Tunisia (Republic of) 5.625% 2/17/2024	EUR	1,820	1,944
Tunisia (Republic of) 5.75% 1/30/2025	USD	425	350
Turkey (Republic of) 9.875% 1/15/2028		200	222
Turkey (Republic of) 17.30% 7/19/2028	TRY	27,700	761
Turkey (Republic of) 11.875% 1/15/2030	USD	500	630
Turkey (Republic of) 17.80% 7/13/2033	TRY	1,145	31
Ukraine 8.994% 2/1/2026[9]	USD	600	180
Ukraine 7.75% 9/1/2029[9]		2,328	646
Ukraine 9.75% 11/1/2030[9]		900	261
Ukraine 7.375% 9/25/2034[9]		2,180	518
United Mexican States 4.75% 3/8/2044		800	690
United Mexican States 3.75% 4/19/2071		200	134
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	1,136
United Mexican States, Series M20, 8.50% 5/31/2029		9,159	528
United Mexican States, Series M, 7.75% 5/29/2031		83,380	4,583
United Mexican States, Series M, 7.50% 5/26/2033		63,500	3,390
United Mexican States, Series M30, 8.50% 11/18/2038		23,600	1,327
United Mexican States, Series M, 8.00% 7/31/2053		20,070	1,050
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]	USD	75	11
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		930	132
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		805	113
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]		800	126
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		180	28
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		230	40
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		65	10
			114,933

Corporate bonds, notes & loans 0.55%
Energy 0.15%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	237
Oleoducto Central SA 4.00% 7/14/2027		200	186
Petrobras Global Finance BV 6.85% 6/5/2115		314	296
Petroleos Mexicanos 7.19% 9/12/2024	MXN	22,000	1,239
Petroleos Mexicanos 6.49% 1/23/2027	USD	2,585	2,427
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030		200	181
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	458
			5,024

Financials 0.09%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]		800	712
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[6,7]		340	363
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		300	257
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	548
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[7]		600	658
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[7]		600	647
			3,185

Communication services 0.08%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	24,000	1,376
Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD	357	247
PLDT, Inc. 2.50% 1/23/2031		210	175
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	381
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	387
			2,566

American Funds Insurance Series	83

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.07%
Aegea Finance SARL 9.00% 1/20/2031[6]	USD	275	$293
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		275	231
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	352
State Grid Europe Development (2014) PLC 3.125% 4/7/2025		1,400	1,368
			2,244

Materials 0.06%
Braskem Idesa SAPI 7.45% 11/15/2029		775	488
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	189
Braskem Netherlands Finance BV 8.50% 1/12/2031[6]		355	331
CSN Resources SA 8.875% 12/5/2030[6]		400	417
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	210
Sasol Financing USA, LLC 5.875% 3/27/2024		500	497
			2,132

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	269
Arcos Dorados BV 6.125% 5/27/2029		450	450
Meituan 3.05% 10/28/2030[6]		400	338
MercadoLibre, Inc. 3.125% 1/14/2031		400	343
Sands China, Ltd. 4.625% 6/18/2030		220	200
			1,600

Consumer staples 0.03%
MARB BondCo PLC 3.95% 1/29/2031		520	423
NBM US Holdings, Inc. 7.00% 5/14/2026[4]		200	203
NBM US Holdings, Inc. 6.625% 8/6/2029[4]		420	412
			1,038

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	435

Industrials 0.01%
Mexico City Airport Trust 4.25% 10/31/2026		200	193

Total corporate bonds, notes & loans			18,417

Total bonds, notes & other debt instruments (cost: $135,928,000)			133,350

Short-term securities 4.04%		Shares
Money market investments 4.01%
Capital Group Central Cash Fund 5.44%[10,11]		1,354,533	135,440

84	American Funds Insurance Series

New World Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.03%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[10,12]	664,565	$665
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[10,12]	340,555	340
		1,005

Total short-term securities (cost: $136,437,000)		136,445
Total investment securities 100.55% (cost: $2,442,851,000)		3,396,786
Other assets less liabilities (0.55)%		(18,499)

Net assets 100.00%		$3,378,287

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	95	4/3/2024	USD	19,562	$194
10 Year Euro-Bund Futures	Short	19	3/11/2024		(2,878)	(85)
10 Year Ultra U.S. Treasury Note Futures	Short	34	3/28/2024		(4,012)	(180)
30 Year Ultra U.S. Treasury Bond Futures	Long	4	3/28/2024		534	50
						$(21)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
IDR	14,580,000	USD	943	Citibank	1/5/2024	$4
USD	941	IDR	14,580,000	Citibank	1/5/2024	(6)
USD	2,710	EUR	2,497	Morgan Stanley	1/8/2024	(48)
EUR	156	USD	168	Morgan Stanley	1/11/2024	4
BRL	13,005	USD	2,645	Citibank	1/12/2024	30
COP	540,787	USD	135	Morgan Stanley	1/12/2024	4
INR	36,577	USD	438	Standard Chartered Bank	1/12/2024	1
USD	17	CLP	15,136	Morgan Stanley	1/12/2024	— [3]
IDR	1,205,515	USD	78	JPMorgan Chase	1/12/2024	— [3]
USD	576	BRL	2,860	Citibank	1/12/2024	(13)
USD	1,586	MXN	27,560	Citibank	1/12/2024	(32)
HUF	504,380	USD	1,420	JPMorgan Chase	1/18/2024	30
CZK	21,025	USD	930	Barclays Bank PLC	1/18/2024	10
USD	61	ZAR	1,125	Bank of America	1/18/2024	— [3]
USD	39	PLN	156	Goldman Sachs	1/18/2024	(1)
USD	4,745	MYR	22,105	HSBC Bank	1/19/2024	(82)
MXN	8,749	USD	503	JPMorgan Chase	1/22/2024	10
USD	1,560	ZAR	29,086	Goldman Sachs	1/22/2024	(27)
USD	1,005	CNH	7,158	Morgan Stanley	1/23/2024	(2)
TRY	30,935	USD	986	Barclays Bank PLC	3/7/2024	(2)
CZK	18,535	USD	820	Barclays Bank PLC	6/10/2024	7
						$(113)

American Funds Insurance Series	85

New World Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at		Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)		(received) (000)	at 12/31/2023 (000)
8.61%	28-day	28-day MXN-TIIE	28-day	8/3/2028	MXN43,530	$—	[3]	$—	$—	[3]

Bilateral interest rate swaps

Receive		Pay				Notional	Value at		Upfront premium paid	Unrealized appreciation depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)		(received) (000)	at 12/31/2023 (000)
10.535%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2025	BRL6,315	$—	[3]	$—	$—	[3]
10.775%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL4,534	36		—	36
11.175%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2031	BRL3,670	59		—	59
							$95		$—	$95

Investments in affiliates13

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 4.01%
Money market investments 4.01%
Capital Group Central Cash Fund 5.44%[10]	$167,328	$395,833	$427,726		$17	$(12)	$135,440	$8,436
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[10]	86		86	[14]			—	—	[15]
Total 4.01%					$17	$(12)	$135,440	$8,436

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preference shares[1,2]	5/26/2021	$5,258	$5,091	.15%
QuintoAndar, Ltd., Series E-1, preference shares[1,2]	12/20/2021	1,716	1,309	.04
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	406	412	.01
NBM US Holdings, Inc. 7.00% 5/14/2026	5/16/2023	193	203	.01
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	468	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	411	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	36	.00	[16]
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00	[16]
Total		$11,789	$7,931	.23%

86	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $7,931,000, which represented .23% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $1,705,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,746,000, which represented .35% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 12/31/2023.
[11]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[16]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	87

Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Common stocks 96.62%	Shares	Value (000)
Information technology 22.22%
Broadcom, Inc.	673,902	$752,243
Microsoft Corp.	1,781,641	669,968
Intel Corp.	3,034,152	152,466
Apple, Inc.	650,463	125,234
ASML Holding NV (ADR)	142,242	107,666
SAP SE (ADR)	448,458	69,327
Applied Materials, Inc.	382,302	61,960
Oracle Corp.	466,256	49,157
Motorola Solutions, Inc.	151,290	47,367
Salesforce, Inc.[1]	156,586	41,204
KLA Corp.	70,506	40,985
TE Connectivity, Ltd.	232,562	32,675
Texas Instruments, Inc.	150,069	25,581
Synopsys, Inc.[1]	44,863	23,100
NVIDIA Corp.	34,574	17,122
QUALCOMM, Inc.	113,667	16,440
NetApp, Inc.	176,098	15,525
ASM International NV (ADR)	28,085	14,582
Cadence Design Systems, Inc.[1]	37,099	10,105
Micron Technology, Inc.	73,428	6,266
Analog Devices, Inc.	27,657	5,491
Ciena Corp.[1]	17,550	790
		2,285,254

Health care 16.55%
UnitedHealth Group, Inc.	636,287	334,986
Eli Lilly and Co.	414,778	241,782
CVS Health Corp.	1,885,093	148,847
AbbVie, Inc.	907,930	140,702
Johnson & Johnson	815,682	127,850
Gilead Sciences, Inc.	1,201,856	97,362
Pfizer, Inc.	3,207,424	92,342
AstraZeneca PLC (ADR)	1,329,019	89,509
Danaher Corp.	286,975	66,389
Abbott Laboratories	573,627	63,139
Vertex Pharmaceuticals, Inc.[1]	116,273	47,310
Elevance Health, Inc.	96,492	45,502
Humana, Inc.	85,246	39,026
Bristol-Myers Squibb Co.	661,577	33,946
Zoetis, Inc., Class A	116,162	22,927
Regeneron Pharmaceuticals, Inc.[1]	25,319	22,237
Novo Nordisk AS, Class B (ADR)	211,934	21,925
Merck & Co., Inc.	185,136	20,184
Thermo Fisher Scientific, Inc.	37,219	19,755
Edwards Lifesciences Corp.[1]	171,851	13,104
Molina Healthcare, Inc.[1]	36,224	13,088
		1,701,912

Financials 15.34%
Marsh & McLennan Companies, Inc.	1,290,048	244,425
JPMorgan Chase & Co.	944,283	160,623
BlackRock, Inc.	187,768	152,430
CME Group, Inc., Class A	627,688	132,191
Visa, Inc., Class A	399,830	104,096
Wells Fargo & Co.	1,637,522	80,599
Mastercard, Inc., Class A	185,038	78,921
Chubb, Ltd.	338,392	76,477
KKR & Co., Inc.	703,107	58,252
Blackstone, Inc.	439,169	57,496
S&P Global, Inc.	112,953	49,758
Discover Financial Services	401,650	45,146
Capital One Financial Corp.	335,772	44,026

88	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Apollo Asset Management, Inc.	436,959	$40,720
Arthur J. Gallagher & Co.	170,435	38,327
Citizens Financial Group, Inc.	965,149	31,985
Intercontinental Exchange, Inc.	224,400	28,820
Morgan Stanley	241,344	22,505
Aon PLC, Class A	73,528	21,398
Brookfield Asset Management, Ltd., Class A	409,288	16,441
Canadian Imperial Bank of Commerce	302,696	14,572
Nasdaq, Inc.	211,754	12,311
Fifth Third Bancorp	354,128	12,214
Carlyle Group, Inc. (The)	283,476	11,535
Goldman Sachs Group, Inc.	29,888	11,530
Fidelity National Information Services, Inc.	177,861	10,684
Bank of America Corp.	306,789	10,330
PNC Financial Services Group, Inc.	43,525	6,740
MSCI, Inc.	6,167	3,488
		1,578,040

Industrials 11.37%
Northrop Grumman Corp.	351,726	164,657
Caterpillar, Inc.	402,809	119,099
RTX Corp.	1,081,586	91,005
Boeing Co.[1]	310,619	80,966
L3Harris Technologies, Inc.	382,341	80,529
Union Pacific Corp.	312,718	76,810
CSX Corp.	2,060,446	71,436
Paychex, Inc.	366,237	43,622
Equifax, Inc.	162,406	40,161
Carrier Global Corp.	650,884	37,393
General Electric Co.	292,347	37,312
ABB, Ltd. (ADR)	689,412	30,541
Lockheed Martin Corp.	61,781	28,002
Robert Half, Inc.	274,122	24,101
Waste Connections, Inc.	142,559	21,280
Southwest Airlines Co.	664,950	19,204
Deere & Co.	42,130	16,847
FedEx Corp.	61,071	15,449
PACCAR, Inc.	157,552	15,385
Veralto Corp.	177,588	14,608
BAE Systems PLC (ADR)[2]	232,390	13,436
TransUnion	180,183	12,380
Republic Services, Inc.	71,086	11,723
Huntington Ingalls Industries, Inc.	44,770	11,624
Delta Air Lines, Inc.	284,973	11,464
Rockwell Automation	36,352	11,287
Waste Management, Inc.	59,620	10,678
Johnson Controls International PLC	171,771	9,901
Ingersoll-Rand, Inc.	125,733	9,724
United Parcel Service, Inc., Class B	56,281	8,849
HEICO Corp.	46,818	8,374
Honeywell International, Inc.	29,331	6,151
Broadridge Financial Solutions, Inc.	29,290	6,026
RELX PLC (ADR)	143,296	5,683
AMETEK, Inc.	21,299	3,512
		1,169,219

Consumer staples 7.37%
Philip Morris International, Inc.	1,939,741	182,491
Keurig Dr Pepper, Inc.	2,694,609	89,784
Altria Group, Inc.	1,387,627	55,977
Constellation Brands, Inc., Class A	225,408	54,492
Target Corp.	374,188	53,292

American Funds Insurance Series	89

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Kraft Heinz Co. (The)	1,111,018	$41,085
Procter & Gamble Co.	259,069	37,964
Archer Daniels Midland Co.	483,575	34,924
Dollar General Corp.	192,400	26,157
Mondelez International, Inc., Class A	357,273	25,877
Sysco Corp.	291,351	21,307
Nestlé SA (ADR)	181,561	20,994
General Mills, Inc.	311,058	20,262
Costco Wholesale Corp.	30,692	20,259
Church & Dwight Co., Inc.	188,508	17,825
British American Tobacco PLC (ADR)	590,373	17,292
Danone (ADR)	882,590	11,430
Reckitt Benckiser Group PLC (ADR)	686,906	9,438
Kimberly-Clark Corp.	55,541	6,749
Kenvue, Inc.	271,195	5,839
Molson Coors Beverage Co., Class B, restricted voting shares	80,588	4,933
		758,371

Consumer discretionary 6.40%
Home Depot, Inc.	548,384	190,042
YUM! Brands, Inc.	800,802	104,633
Darden Restaurants, Inc.	503,009	82,644
NIKE, Inc., Class B	493,379	53,566
TJX Companies, Inc.	440,315	41,306
Tractor Supply Co.	175,327	37,701
General Motors Co.	974,693	35,011
Royal Caribbean Cruises, Ltd.[1]	223,599	28,954
D.R. Horton, Inc.	122,223	18,575
Marriott International, Inc., Class A	81,836	18,455
Chipotle Mexican Grill, Inc.[1]	6,036	13,804
Lennar Corp., Class A	90,363	13,468
VF Corp.	416,792	7,836
McDonald’s Corp.	25,001	7,413
Polaris, Inc.	52,835	5,007
		658,415

Communication services 5.27%
Comcast Corp., Class A	5,641,013	247,359
Alphabet, Inc., Class C1	893,784	125,961
Alphabet, Inc., Class A1	527,559	73,695
Meta Platforms, Inc., Class A1	194,161	68,725
Verizon Communications, Inc.	369,442	13,928
Electronic Arts, Inc.	51,819	7,089
Deutsche Telekom AG (ADR)	142,813	3,446
Netflix, Inc.[1]	3,715	1,809
		542,012

Energy 4.70%
Canadian Natural Resources, Ltd.	1,192,529	78,134
Halliburton Co.	2,037,376	73,651
Exxon Mobil Corp.	704,297	70,416
EOG Resources, Inc.	543,873	65,781
Chevron Corp.	424,166	63,269
ConocoPhillips	408,052	47,363
Baker Hughes Co., Class A	1,170,991	40,024
TC Energy Corp.	584,882	22,863
Pioneer Natural Resources Co.	99,515	22,379
		483,880

90	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 2.92%
Linde PLC	248,346	$101,998
Celanese Corp.	446,027	69,299
Corteva, Inc.	801,391	38,403
Mosaic Co.	645,357	23,059
Nucor Corp.	122,250	21,276
Rio Tinto PLC (ADR)	270,710	20,157
LyondellBasell Industries NV	161,383	15,344
Albemarle Corp.	46,965	6,786
H.B. Fuller Co.	49,263	4,010
		300,332

Utilities 2.82%
Constellation Energy Corp.	831,635	97,210
Sempra	998,424	74,612
FirstEnergy Corp.	941,705	34,523
Southern Co. (The)	412,360	28,915
CenterPoint Energy, Inc.	532,947	15,226
Public Service Enterprise Group, Inc.	226,899	13,875
Entergy Corp.	104,792	10,604
NextEra Energy, Inc.	132,160	8,027
CMS Energy Corp.	122,148	7,093
		290,085

Real estate 1.66%
Extra Space Storage, Inc. REIT	348,775	55,919
Welltower, Inc. REIT	538,213	48,531
Prologis, Inc. REIT	225,747	30,092
Equinix, Inc. REIT	27,238	21,937
Regency Centers Corp. REIT	106,640	7,145
Public Storage REIT	19,847	6,053
American Tower Corp. REIT	5,524	1,193
		170,870

Total common stocks (cost: $6,929,849,000)		9,938,390

Convertible stocks 0.03%
Financials 0.03%
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	54,000	3,045

Total convertible stocks (cost: $2,700,000)		3,045

Short-term securities 3.30%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3,4]	3,298,828	329,850

American Funds Insurance Series	91

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.09%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]	5,704,056	$5,704
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]	3,460,079	3,460
Capital Group Central Cash Fund 5.44%[3,4,5]	6,289	629
		9,793

Total short-term securities (cost: $339,619,000)		339,643
Total investment securities 99.95% (cost: $7,272,168,000)		10,281,078
Other assets less liabilities 0.05%		5,263

Net assets 100.00%		$10,286,341

Investments in affiliates4

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.21%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3]	$384,669	$1,156,797	$1,211,607		$18	$(27)	$329,850	$18,395
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3,5]	6,338		5,709	[6]			629	—	[7]
Total 3.21%					$18	$(27)	$330,479	$18,395

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $10,510,000, which represented .10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

92	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.15%	Shares	Value (000)
Information technology 20.38%
Broadcom, Inc.	70,164	$78,321
Microsoft Corp.	198,265	74,556
Taiwan Semiconductor Manufacturing Co., Ltd.	2,043,772	39,333
ASML Holding NV	37,045	27,969
Apple, Inc.	114,629	22,069
Tokyo Electron, Ltd.	108,600	19,304
Capgemini SE	53,532	11,199
EPAM Systems, Inc.[1]	37,067	11,021
Accenture PLC, Class A	30,585	10,733
NVIDIA Corp.	15,646	7,748
Salesforce, Inc.[1]	28,868	7,596
Texas Instruments, Inc.	42,790	7,294
Intel Corp.	110,871	5,571
Shopify, Inc., Class A, subordinate voting shares[1]	65,759	5,123
TE Connectivity, Ltd.	34,238	4,810
Oracle Corp.	43,397	4,575
MediaTek, Inc.	125,094	4,120
Samsung Electronics Co., Ltd.	62,718	3,814
Applied Materials, Inc.	19,822	3,213
Seagate Technology Holdings PLC	36,560	3,121
Synopsys, Inc.[1]	5,802	2,987
Keyence Corp.	6,200	2,718
Disco Corp.	10,500	2,584
GlobalWafers Co., Ltd.	126,000	2,404
Adobe, Inc.[1]	3,902	2,328
Micron Technology, Inc.	23,777	2,029
Constellation Software, Inc.	806	1,998
Marvell Technology, Inc.	31,433	1,896
Arista Networks, Inc.[1]	7,827	1,843
Cognizant Technology Solutions Corp., Class A	23,563	1,780
Advantech Co., Ltd.	121,098	1,465
Infosys, Ltd.	71,189	1,318
Fujitsu, Ltd.	8,200	1,238
Delta Electronics, Inc.	74,000	754
Wolfspeed, Inc.[1]	12,732	554
		379,386

Health care 14.68%
UnitedHealth Group, Inc.	69,267	36,467
Eli Lilly and Co.	49,803	29,031
Abbott Laboratories	252,848	27,831
Novo Nordisk AS, Class B	219,648	22,719
Vertex Pharmaceuticals, Inc.[1]	40,704	16,562
AstraZeneca PLC	117,552	15,832
Gilead Sciences, Inc.	174,436	14,131
Thermo Fisher Scientific, Inc.	20,116	10,677
Sanofi	96,516	9,569
Daiichi Sankyo Co., Ltd.	323,100	8,945
Takeda Pharmaceutical Co., Ltd.	282,100	8,098
Stryker Corp.	26,597	7,965
Molina Healthcare, Inc.[1]	21,423	7,740
Novartis AG	62,076	6,268
GE HealthCare Technologies, Inc.	69,031	5,338
Pfizer, Inc.	178,020	5,125
Insulet Corp.[1]	16,471	3,574
Catalent, Inc.[1]	73,662	3,310
Medtronic PLC	32,125	2,647
Siemens Healthineers AG	44,644	2,594
DexCom, Inc.[1]	20,846	2,587
AbbVie, Inc.	16,270	2,521
Argenx SE (ADR)[1]	6,348	2,415
EssilorLuxottica SA	11,735	2,359

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Centene Corp.[1]	31,520	$2,339
Zoetis, Inc., Class A	10,733	2,118
Bayer AG	56,610	2,102
CVS Health Corp.	24,600	1,942
Penumbra, Inc.[1]	7,517	1,891
CSL, Ltd.	8,354	1,629
Eurofins Scientific SE, non-registered shares	19,671	1,287
Cooper Companies, Inc.	3,356	1,270
Regeneron Pharmaceuticals, Inc.[1]	1,238	1,087
Lonza Group AG	2,498	1,051
Coloplast AS, Class B	8,981	1,027
agilon health, Inc.[1]	51,498	646
Rede D’Or Sao Luiz SA	100,527	592
		273,286

Industrials 14.25%
Airbus SE, non-registered shares	150,102	23,170
General Electric Co.	153,728	19,620
Carrier Global Corp.	261,966	15,050
Recruit Holdings Co., Ltd.	309,450	13,211
Safran SA	72,738	12,831
BAE Systems PLC	858,837	12,151
Siemens AG	60,353	11,320
Melrose Industries PLC	1,494,729	10,799
Boeing Co.[1]	40,830	10,643
Caterpillar, Inc.	29,713	8,785
Deere & Co.	20,613	8,243
RTX Corp.	97,064	8,167
TransDigm Group, Inc.	7,939	8,031
Ryanair Holdings PLC (ADR)	57,867	7,717
Bureau Veritas SA	239,183	6,045
Mitsui & Co., Ltd.	151,100	5,630
CSX Corp.	148,768	5,158
Lockheed Martin Corp.	11,191	5,072
Leonardo SpA	241,343	3,982
Thales SA	26,123	3,864
Compagnie de Saint-Gobain SA, non-registered shares	51,751	3,827
DHL Group	75,772	3,753
Techtronic Industries Co., Ltd.	284,500	3,403
L3Harris Technologies, Inc.	15,884	3,346
ASSA ABLOY AB, Class B	104,933	3,023
Daikin Industries, Ltd.	18,500	3,005
Eaton Corp. PLC	11,711	2,820
Legrand SA	26,909	2,803
Brenntag SE	28,545	2,621
Ceridian HCM Holding, Inc.[1]	37,881	2,543
International Consolidated Airlines Group SA (CDI)[1]	1,278,912	2,519
Schneider Electric SE	12,244	2,465
Weir Group PLC (The)	90,083	2,163
ITOCHU Corp.	49,100	2,004
RELX PLC	50,170	1,990
Bunzl PLC	47,322	1,921
Vinci SA	14,324	1,799
Larsen & Toubro, Ltd.	41,020	1,736
MTU Aero Engines AG	7,929	1,709
Northrop Grumman Corp.	3,520	1,648
Waste Connections, Inc.	10,782	1,609
AB Volvo, Class B	60,165	1,564
Adecco Group AG	29,714	1,462
SMC Corp.	2,700	1,444
Fortive Corp.	18,594	1,369
Kingspan Group PLC	15,539	1,343

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Astra International Tbk PT	3,454,900	$1,266
Rentokil Initial PLC	222,930	1,266
Atlas Copco AB, Class B	80,657	1,196
SS&C Technologies Holdings, Inc.	17,953	1,097
SECOM Co., Ltd.	14,700	1,057
		265,260

Financials 10.13%
Zurich Insurance Group AG	31,405	16,419
ING Groep NV	719,334	10,769
AIA Group, Ltd.	1,211,999	10,527
Kotak Mahindra Bank, Ltd.	426,501	9,772
Mastercard, Inc., Class A	21,328	9,097
B3 SA - Brasil, Bolsa, Balcao	2,822,884	8,395
Blackstone, Inc.	54,808	7,175
JPMorgan Chase & Co.	41,713	7,095
HDFC Bank, Ltd.	287,762	5,903
HDFC Bank, Ltd. (ADR)	8,872	596
HDFC Life Insurance Co., Ltd.	644,764	5,007
Chubb, Ltd.	21,537	4,867
Discover Financial Services	38,873	4,369
HSBC Holdings PLC	535,123	4,322
Aon PLC, Class A	14,147	4,117
KKR & Co., Inc.	46,697	3,869
Fairfax Financial Holdings, Ltd., subordinate voting shares	3,786	3,493
Banco Bilbao Vizcaya Argentaria, SA	352,065	3,208
Ping An Insurance (Group) Company of China, Ltd., Class H	686,000	3,103
Ping An Insurance (Group) Company of China, Ltd., Class A	18,400	104
AXA SA	98,143	3,204
Arthur J. Gallagher & Co.	14,065	3,163
Great-West Lifeco, Inc.	94,903	3,141
Axis Bank, Ltd.	227,713	3,012
Citigroup, Inc.	56,927	2,928
DNB Bank ASA	134,474	2,857
Apollo Asset Management, Inc.	29,330	2,733
Blue Owl Capital, Inc., Class A	171,427	2,554
BNP Paribas SA	34,400	2,384
Israel Discount Bank, Ltd., Class A	454,371	2,268
Wells Fargo & Co.	45,686	2,249
FinecoBank SpA	148,003	2,224
S&P Global, Inc.	4,732	2,085
Macquarie Group, Ltd.	16,025	1,997
Postal Savings Bank of China Co., Ltd., Class H	4,106,383	1,959
Morgan Stanley	20,428	1,905
Visa, Inc., Class A	7,198	1,874
MSCI, Inc.	3,289	1,860
National Bank of Canada	24,270	1,850
American International Group, Inc.	25,619	1,736
KBC Groep NV	25,676	1,666
DBS Group Holdings, Ltd.	64,600	1,632
Bank Central Asia Tbk PT	2,572,100	1,569
Capital One Financial Corp.	11,863	1,556
Power Corporation of Canada, subordinate voting shares	52,836	1,511
Bank Mandiri (Persero) Tbk PT	3,679,300	1,443
Bank Rakyat Indonesia (Persero) Tbk PT	3,879,800	1,438
Marsh & McLennan Companies, Inc.	6,884	1,304
Brookfield Asset Management, Ltd., Class A (CAD denominated)	28,595	1,149
Bajaj Finance, Ltd.	11,796	1,037
East Money Information Co., Ltd., Class A	522,480	1,032
Aegon, Ltd.	177,180	1,027
Goldman Sachs Group, Inc.	1,974	762
Worldline SA, non-registered shares[1]	33,292	578

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Jio Financial Services, Ltd.[1]	137,445	$384
China Merchants Bank Co., Ltd., Class H	58,403	203
China Merchants Bank Co., Ltd., Class A	20,187	80
Sberbank of Russia PJSC[2]	3,196,952	—	[3]
		188,561

Consumer discretionary 9.49%
Home Depot, Inc.	77,904	26,998
LVMH Moët Hennessy-Louis Vuitton SE	28,282	22,940
Amazon.com, Inc.[1]	106,115	16,123
Booking Holdings, Inc.[1]	2,793	9,907
Restaurant Brands International, Inc.	73,585	5,749
Restaurant Brands International, Inc. (CAD denominated)	39,823	3,112
Industria de Diseño Textil, SA	175,656	7,661
Flutter Entertainment PLC[1]	42,517	7,488
Trip.com Group, Ltd. (ADR)[1]	183,682	6,614
General Motors Co.	182,736	6,564
Marriott International, Inc., Class A	26,798	6,043
Chipotle Mexican Grill, Inc.[1]	2,526	5,777
Compagnie Financière Richemont SA, Class A	41,368	5,706
NEXT PLC	41,010	4,233
Evolution AB	28,838	3,451
InterContinental Hotels Group PLC	35,998	3,251
Tesla, Inc.[1]	12,524	3,112
Stellantis NV	130,395	3,057
Shimano, Inc.	18,100	2,794
Sands China, Ltd.[1]	947,600	2,765
YUM! Brands, Inc.	19,184	2,507
MercadoLibre, Inc.[1]	1,576	2,477
Moncler SpA	35,808	2,208
Darden Restaurants, Inc.	13,120	2,156
Pan Pacific International Holdings Corp.	88,600	2,109
Royal Caribbean Cruises, Ltd.[1]	15,976	2,069
adidas AG	8,319	1,692
Dowlais Group PLC	1,170,788	1,590
Sony Group Corp.	13,000	1,232
Kindred Group PLC (SDR)	118,007	1,092
B&M European Value Retail SA	148,922	1,061
Midea Group Co., Ltd., Class A	136,800	1,053
Aristocrat Leisure, Ltd.	36,903	1,023
Wynn Macau, Ltd.[1,4]	826,400	679
Rivian Automotive, Inc., Class A1	17,822	418
		176,711

Consumer staples 6.94%
Philip Morris International, Inc.	321,045	30,204
Nestlé SA	114,618	13,266
Ocado Group PLC[1]	843,850	8,108
Imperial Brands PLC	349,351	8,028
Kroger Co.	160,822	7,351
Seven & i Holdings Co., Ltd.	170,580	6,756
Ajinomoto Co., Inc.	156,800	6,060
Keurig Dr Pepper, Inc.	151,155	5,036
Kweichow Moutai Co., Ltd., Class A	20,400	4,955
Bunge Global SA	48,845	4,931
British American Tobacco PLC	144,145	4,206
Danone SA	63,683	4,131
Dollar Tree Stores, Inc.[1]	25,828	3,669
Constellation Brands, Inc., Class A	14,282	3,453
Arca Continental, SAB de CV	290,681	3,174
Sysco Corp.	39,479	2,887
Treasury Wine Estates, Ltd.	366,395	2,684

96	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
ITC, Ltd.	431,642	$2,394
Kao Corp.	52,600	2,161
JBS SA	293,900	1,502
Mondelez International, Inc., Class A	16,148	1,170
Wilmar International, Ltd.	388,100	1,047
Costco Wholesale Corp.	1,252	826
L’Oréal SA, non-registered shares	951	473
Altria Group, Inc.	11,175	451
Pernod Ricard SA	1,544	273
		129,196

Materials 6.75%
Fortescue, Ltd.	1,248,155	24,689
Vale SA, ordinary nominative shares	864,304	13,705
Vale SA (ADR), ordinary nominative shares	583,381	9,253
Glencore PLC	2,404,176	14,423
Freeport-McMoRan, Inc.	198,575	8,453
Linde PLC	20,204	8,298
Rio Tinto PLC	107,006	7,947
Air Liquide SA	32,823	6,385
Air Liquide SA, bonus shares	6,397	1,245
Air Products and Chemicals, Inc.	27,487	7,526
BHP Group, Ltd. (CDI)	110,128	3,768
Albemarle Corp.	23,323	3,370
Evonik Industries AG	140,573	2,870
Shin-Etsu Chemical Co., Ltd.	66,200	2,766
Heidelberg Materials AG, non-registered shares	28,282	2,527
Celanese Corp.	15,156	2,355
Barrick Gold Corp. (CAD denominated)	116,258	2,100
Akzo Nobel NV	24,491	2,024
First Quantum Minerals, Ltd.	214,067	1,753
Antofagasta PLC	10,775	230
		125,687

Communication services 5.46%
Alphabet, Inc., Class C1	134,233	18,918
Alphabet, Inc., Class A1	72,426	10,117
Meta Platforms, Inc., Class A1	34,051	12,053
Publicis Groupe SA	119,353	11,099
Netflix, Inc.[1]	21,148	10,297
Comcast Corp., Class A	141,196	6,191
Bharti Airtel, Ltd.	483,563	5,991
Bharti Airtel, Ltd., interim shares	13,994	107
NetEase, Inc.	325,200	6,036
Universal Music Group NV	128,677	3,674
Take-Two Interactive Software, Inc.[1]	22,220	3,576
Deutsche Telekom AG	147,718	3,547
SoftBank Corp.	248,485	3,097
Singapore Telecommunications, Ltd.	1,202,200	2,247
Omnicom Group, Inc.	20,703	1,791
Nippon Telegraph and Telephone Corp.	1,142,900	1,395
Tencent Holdings, Ltd.	36,800	1,390
		101,526

Energy 5.36%
Canadian Natural Resources, Ltd. (CAD denominated)	394,206	25,826
EOG Resources, Inc.	88,533	10,708
TC Energy Corp. (CAD denominated)[4]	231,575	9,046
Cameco Corp. (CAD denominated)	139,501	6,015
Cameco Corp.	43,262	1,864
Cenovus Energy, Inc. (CAD denominated)	448,321	7,471
TotalEnergies SE	92,664	6,295

American Funds Insurance Series	97

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Tourmaline Oil Corp.	121,987	$5,486
Shell PLC (GBP denominated)	151,239	4,914
ConocoPhillips	31,070	3,606
Neste OYJ	97,388	3,460
BP PLC	545,787	3,225
Reliance Industries, Ltd.	98,490	3,057
Suncor Energy, Inc.	73,457	2,353
Baker Hughes Co., Class A	67,337	2,302
Schlumberger NV	41,874	2,179
Aker BP ASA	53,967	1,568
Woodside Energy Group, Ltd. (CDI)	17,558	372
Gazprom PJSC[1,2]	2,248,304	—	[3]
		99,747

Utilities 2.32%
E.ON SE	392,643	5,267
DTE Energy Co.	45,356	5,001
Engie SA	206,078	3,624
Engie SA, bonus shares	41,586	731
Constellation Energy Corp.	32,494	3,798
NextEra Energy, Inc.	61,544	3,738
Edison International	48,108	3,439
Iberdrola, SA, non-registered shares	240,500	3,145
China Resources Gas Group, Ltd.	860,232	2,816
Dominion Energy, Inc.	46,925	2,206
FirstEnergy Corp.	56,740	2,080
Duke Energy Corp.	20,996	2,037
AES Corp.	72,241	1,391
PG&E Corp.	74,196	1,338
National Grid PLC	63,451	857
ENN Energy Holdings, Ltd.	112,342	826
Public Service Enterprise Group, Inc.	13,054	798
Power Grid Corporation of India, Ltd.	17,766	51
		43,143

Real estate 0.39%
American Tower Corp. REIT	9,206	1,987
Prologis, Inc. REIT	12,837	1,711
Longfor Group Holdings, Ltd.	829,738	1,331
Iron Mountain, Inc. REIT	17,607	1,232
China Resources Mixc Lifestyle Services, Ltd.	264,000	937
		7,198

Total common stocks (cost: $1,215,451,000)		1,789,701

Preferred securities 0.05%
Health care 0.04%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	59,790	695

Consumer discretionary 0.01%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	1,888	166

Financials 0.00%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	5,512	16

Total preferred securities (cost: $1,090,000)		877

98	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Convertible bonds & notes 0.09%	Principal amount (000)		Value (000)
Consumer discretionary 0.09%
Rivian Automotive, Inc., convertible notes, 3.625% 10/15/2030[5]	USD	1,404	$1,731

Total convertible bonds & notes (cost: $1,404,000)			1,731

Bonds, notes & other debt instruments 0.22%
Corporate bonds, notes & loans 0.22%
Health care 0.14%
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		1,600	1,596
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		1,100	1,019
			2,615

Consumer discretionary 0.04%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		390	385
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		151	161
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		125	134
			680

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[6]		709	493

Energy 0.01%
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		210	201

Total corporate bonds, notes & loans			3,989

Total bonds, notes & other debt instruments (cost: $4,133,000)			3,989

Short-term securities 3.64%		Shares
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7,8]		449,482	44,944

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.88%
British Columbia (Province of) 1/23/2024	5.159%	USD	4,000	3,985
KfW 1/3/2024[5]	4.902		2,000	1,999
Québec (Province of) 1/16/2024[5]	4.821		10,500	10,472
				16,456

American Funds Insurance Series	99

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.35%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,9]	3,441,600	$3,441
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,9]	2,990,976	2,991
		6,432

Total short-term securities (cost: $67,844,000)		67,832
Total investment securities 100.15% (cost: $1,289,922,000)		1,864,130
Other assets less liabilities (0.15)%		(2,795)

Net assets 100.00%		$1,861,335

Investments in affiliates8

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.41%
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7]	$693	$325,053	$280,796		$(2)	$(4)	$44,944	$3,253
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[7]	111		111	[10]			—	—	[11]
Total 2.41%					$(2)	$(4)	$44,944	$3,253

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $7,091,000, which represented .38% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,882,000, which represented .80% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

100	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2023

Common stocks 96.08%	Shares	Value (000)
Information technology 22.57%
Microsoft Corp.	7,555,151	$2,841,039
Broadcom, Inc.	1,887,866	2,107,330
Apple, Inc.	2,215,842	426,616
Salesforce, Inc.[1]	1,035,168	272,394
NVIDIA Corp.	547,975	271,368
Accenture PLC, Class A	737,956	258,956
Taiwan Semiconductor Manufacturing Co., Ltd.	11,073,000	213,105
Intel Corp.	4,145,774	208,325
Texas Instruments, Inc.	1,203,362	205,125
Adobe, Inc.[1]	314,687	187,742
Applied Materials, Inc.	1,156,623	187,454
ServiceNow, Inc.[1]	246,889	174,425
Seagate Technology Holdings PLC	1,740,851	148,616
SK hynix, Inc.	1,326,567	144,842
ASML Holding NV	76,467	57,734
ASML Holding NV (ADR)	51,908	39,290
Micron Technology, Inc.	1,077,000	91,911
Samsung Electronics Co., Ltd.	1,375,000	83,627
Analog Devices, Inc.	398,402	79,107
KLA Corp.	116,000	67,431
Arista Networks, Inc.[1]	267,484	62,995
NICE, Ltd. (ADR)[1]	268,192	53,507
Palo Alto Networks, Inc.[1]	177,962	52,477
Cognizant Technology Solutions Corp., Class A	682,850	51,576
MKS Instruments, Inc.	481,000	49,481
Datadog, Inc., Class A1	365,800	44,401
Snowflake, Inc., Class A1	190,552	37,920
QUALCOMM, Inc.	225,964	32,681
		8,451,475

Industrials 15.70%
General Electric Co.	6,137,203	783,291
RTX Corp.	6,253,076	526,134
Boeing Co.[1]	1,358,203	354,029
TransDigm Group, Inc.	339,221	343,156
Carrier Global Corp.	5,512,990	316,721
Northrop Grumman Corp.	597,300	279,620
Airbus SE, non-registered shares	1,651,892	254,983
General Dynamics Corp.	848,975	220,453
Woodward, Inc.	1,593,190	216,881
Waste Connections, Inc.	1,368,127	204,220
GFL Environmental, Inc., subordinate voting shares	5,893,152	203,373
Automatic Data Processing, Inc.	830,713	193,531
Safran SA	1,026,552	181,088
Equifax, Inc.	712,542	176,205
Waste Management, Inc.	955,836	171,190
ITT, Inc.	1,244,379	148,479
Lincoln Electric Holdings, Inc.	675,747	146,948
TFI International, Inc.	975,343	132,627
United Rentals, Inc.	183,000	104,936
Old Dominion Freight Line, Inc.	245,487	99,503
Union Pacific Corp.	398,000	97,757
Concentrix Corp.	904,367	88,818
L3Harris Technologies, Inc.	381,989	80,455
United Airlines Holdings, Inc.[1]	1,946,966	80,332
CSX Corp.	2,153,941	74,677
Delta Air Lines, Inc.	1,415,000	56,925
Ingersoll-Rand, Inc.	586,065	45,326
Honeywell International, Inc.	211,376	44,328
Rolls-Royce Holdings PLC[1]	11,470,564	43,685
Canadian National Railway Co. (CAD denominated)	336,213	42,260
Ceridian HCM Holding, Inc.[1]	561,543	37,691

American Funds Insurance Series	101

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
FedEx Corp.	141,000	$35,669
TransUnion	389,312	26,750
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	19,760
Paychex, Inc.	162,204	19,320
Otis Worldwide Corp.	186,851	16,718
APi Group Corp.[1]	201,710	6,979
Veralto Corp.	49,616	4,081
Recruit Holdings Co., Ltd.	22,700	969
		5,879,868

Health care 12.72%
Abbott Laboratories	6,854,314	754,454
UnitedHealth Group, Inc.	1,402,895	738,582
AbbVie, Inc.	3,390,005	525,349
Eli Lilly and Co.	590,474	344,199
GE HealthCare Technologies, Inc.	3,588,047	277,428
Danaher Corp.	1,089,025	251,935
Novo Nordisk AS, Class B	2,311,393	239,079
Humana, Inc.	421,843	193,124
Thermo Fisher Scientific, Inc.	360,602	191,404
Bristol-Myers Squibb Co.	2,915,698	149,605
Regeneron Pharmaceuticals, Inc.[1]	133,195	116,984
Insulet Corp.[1]	465,534	101,012
DexCom, Inc.[1]	773,261	95,954
Vertex Pharmaceuticals, Inc.[1]	231,969	94,386
Johnson & Johnson	582,266	91,264
Revvity, Inc.	732,561	80,076
IQVIA Holdings, Inc.[1]	345,000	79,826
Takeda Pharmaceutical Co., Ltd.	2,667,554	76,578
Zoetis, Inc., Class A	363,644	71,772
AstraZeneca PLC (ADR)	721,200	48,573
AstraZeneca PLC	42,384	5,708
CVS Health Corp.	510,059	40,274
Penumbra, Inc.[1]	150,905	37,959
Gilead Sciences, Inc.	398,618	32,292
Medtronic PLC	352,434	29,034
Stryker Corp.	88,090	26,379
BioMarin Pharmaceutical, Inc.[1]	215,280	20,757
Elevance Health, Inc.	36,873	17,388
Pfizer, Inc.	505,000	14,539
Tandem Diabetes Care, Inc.[1]	462,699	13,687
Vir Biotechnology, Inc.[1]	258,400	2,600
		4,762,201

Financials 11.75%
Mastercard, Inc., Class A	1,665,449	710,331
JPMorgan Chase & Co.	3,093,741	526,245
Visa, Inc., Class A	1,333,993	347,305
Marsh & McLennan Companies, Inc.	1,709,201	323,842
Arthur J. Gallagher & Co.	1,280,242	287,901
Wells Fargo & Co.	3,626,295	178,486
KKR & Co., Inc.	2,047,409	169,628
BlackRock, Inc.	202,957	164,760
B3 SA - Brasil, Bolsa, Balcao	49,991,974	148,669
Aon PLC, Class A	442,013	128,635
Global Payments, Inc.	973,628	123,651
FleetCor Technologies, Inc.[1]	420,507	118,839
Fidelity National Information Services, Inc.	1,916,483	115,123
Morgan Stanley	1,212,248	113,042
S&P Global, Inc.	254,455	112,092
Chubb, Ltd.	436,180	98,577
Capital One Financial Corp.	680,359	89,209

102	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
State Street Corp.	1,077,260	$83,445
PNC Financial Services Group, Inc.	536,471	83,072
Fiserv, Inc.[1]	536,700	71,295
Blue Owl Capital, Inc., Class A	4,749,165	70,763
TPG, Inc., Class A	1,347,552	58,174
Power Corporation of Canada, subordinate voting shares[2]	1,690,000	48,326
Berkshire Hathaway, Inc., Class B1	135,000	48,149
American International Group, Inc.	704,000	47,696
Webster Financial Corp.	877,623	44,548
MSCI, Inc.	70,674	39,977
Truist Financial Corp.	800,000	29,536
Toast, Inc., Class A1	960,000	17,530
CME Group, Inc., Class A	5,500	1,158
		4,400,004

Communication services 8.91%
Alphabet, Inc., Class C1	6,163,720	868,653
Alphabet, Inc., Class A1	5,066,514	707,742
Meta Platforms, Inc., Class A1	2,767,054	979,427
Netflix, Inc.[1]	569,720	277,385
Comcast Corp., Class A	5,336,356	233,999
Charter Communications, Inc., Class A1	372,695	144,859
Take-Two Interactive Software, Inc.[1]	502,094	80,812
T-Mobile US, Inc.	268,821	43,100
		3,335,977

Consumer discretionary 8.68%
Amazon.com, Inc.[1]	5,509,938	837,180
Royal Caribbean Cruises, Ltd.[1]	2,713,595	351,383
Hilton Worldwide Holdings, Inc.	1,177,320	214,378
Restaurant Brands International, Inc.	2,635,154	205,885
Churchill Downs, Inc.	1,118,791	150,959
Home Depot, Inc.	415,393	143,954
InterContinental Hotels Group PLC	1,396,700	126,148
Marriott International, Inc., Class A	529,000	119,295
Wyndham Hotels & Resorts, Inc.	1,322,000	106,302
Sony Group Corp.	1,045,100	99,028
Burlington Stores, Inc.[1]	498,295	96,908
Chipotle Mexican Grill, Inc.[1]	39,951	91,366
NIKE, Inc., Class B	800,582	86,919
Tapestry, Inc.	2,270,405	83,574
General Motors Co.	2,110,902	75,824
Tesla, Inc.[1]	284,057	70,583
Entain PLC	5,237,408	66,155
Hasbro, Inc.	1,275,621	65,133
Darden Restaurants, Inc.	296,000	48,633
Kering SA	101,695	45,130
TJX Companies, Inc.	350,531	32,883
YUM! Brands, Inc.	196,630	25,692
Tractor Supply Co.	108,356	23,300
LVMH Moët Hennessy-Louis Vuitton SE	26,750	21,698
D.R. Horton, Inc.	139,598	21,216
NVR, Inc.[1]	3,010	21,071
CarMax, Inc.[1]	270,797	20,781
		3,251,378

Consumer staples 5.31%
Philip Morris International, Inc.	6,293,669	592,108
British American Tobacco PLC	9,603,749	280,259
Mondelez International, Inc., Class A	2,366,739	171,423
Dollar Tree Stores, Inc.[1]	1,105,278	157,005
Molson Coors Beverage Co., Class B, restricted voting shares	2,294,249	140,431

American Funds Insurance Series	103

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
General Mills, Inc.	1,946,800	$126,814
Constellation Brands, Inc., Class A	407,978	98,629
Anheuser-Busch InBev SA/NV	1,339,531	86,542
PepsiCo, Inc.	482,059	81,873
Church & Dwight Co., Inc.	752,581	71,164
Dollar General Corp.	359,463	48,869
Archer Daniels Midland Co.	670,100	48,395
Keurig Dr Pepper, Inc.	1,120,591	37,338
Kraft Heinz Co. (The)	747,200	27,631
Monster Beverage Corp.[1]	357,120	20,574
		1,989,055

Energy 3.36%
Chevron Corp.	2,053,300	306,270
Canadian Natural Resources, Ltd. (CAD denominated)	3,393,801	222,343
ConocoPhillips	1,902,783	220,856
TC Energy Corp.	1,909,381	74,638
TC Energy Corp. (CAD denominated)[2]	1,886,151	73,678
Baker Hughes Co., Class A	3,832,888	131,008
Exxon Mobil Corp.	1,152,000	115,177
EOG Resources, Inc.	620,310	75,027
Cheniere Energy, Inc.	238,735	40,754
		1,259,751

Utilities 3.24%
PG&E Corp.	18,475,450	333,112
Edison International	2,689,330	192,260
Constellation Energy Corp.	1,343,862	157,084
DTE Energy Co.	1,088,879	120,060
Sempra	1,460,000	109,106
Engie SA	5,237,367	92,095
CenterPoint Energy, Inc.	2,386,864	68,193
AES Corp.	3,138,110	60,408
NextEra Energy, Inc.	678,975	41,241
Entergy Corp.	396,825	40,155
		1,213,714

Materials 2.84%
Linde PLC	845,506	347,258
Celanese Corp.	1,186,264	184,310
Vale SA (ADR), ordinary nominative shares	4,804,026	76,192
Vale SA, ordinary nominative shares	2,200,007	34,885
Corteva, Inc.	2,059,775	98,704
LyondellBasell Industries NV	927,067	88,146
Freeport-McMoRan, Inc.	1,970,226	83,872
Eastman Chemical Company	600,451	53,932
Barrick Gold Corp.	2,373,000	42,928
ATI, Inc.[1]	642,567	29,217
Sherwin-Williams Co.	80,794	25,200
		1,064,644

Real estate 1.00%
VICI Properties, Inc. REIT	6,276,604	200,098
Equinix, Inc. REIT	216,511	174,376
		374,474

Total common stocks (cost: $19,889,668,000)		35,982,541

104	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks 0.06%	Shares		Value (000)
Utilities 0.06%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		617,200	$23,528

Total convertible stocks (cost: $30,089,000)			23,528

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
Corporate bonds, notes & loans 0.01%
Industrials 0.01%
Boeing Co. 4.875% 5/1/2025	USD	4,706	4,686

Consumer discretionary 0.00%
General Motors Financial Co., Inc. 4.30% 7/13/2025		160	157
General Motors Financial Co., Inc. 5.25% 3/1/2026		827	828
			985

Total corporate bonds, notes & loans			5,671

Total bonds, notes & other debt instruments (cost: $5,631,000)			5,671

Short-term securities 4.10%		Shares
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3,4]		14,309,407	1,430,798

Money market investments purchased with collateral from securities on loan 0.28%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]		52,263,605	52,264
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]		51,536,383	51,536
			103,800

Total short-term securities (cost: $1,534,436,000)			1,534,598
Total investment securities 100.25% (cost: $21,459,824,000)			37,546,338
Other assets less liabilities (0.25)%			(94,362)

Net assets 100.00%			$37,451,976

Investments in affiliates4

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.82%
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3]	$2,565,190	$3,993,668	$5,128,139		$244	$(165)	$1,430,798	$99,540
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3]	40,231		40,231	[6]			—	—	[7]
Total 3.82%					$244	$(165)	$1,430,798	$99,540

American Funds Insurance Series	105

Growth-Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $110,228,000, which represented .29% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

106	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.18%	Shares	Value (000)
Financials 18.81%
AXA SA	138,382	$4,517
AIA Group, Ltd.	443,400	3,851
Zurich Insurance Group AG	7,113	3,719
HDFC Bank, Ltd.	175,185	3,594
Edenred SA	49,245	2,957
Resona Holdings, Inc.	465,400	2,357
Ping An Insurance (Group) Company of China, Ltd., Class H	485,000	2,194
Société Générale	79,986	2,133
Tokio Marine Holdings, Inc.	77,600	1,937
Hiscox, Ltd.	127,400	1,709
HSBC Holdings PLC	194,805	1,573
Tryg A/S	72,231	1,571
DNB Bank ASA	71,566	1,520
UniCredit SpA	55,985	1,519
Euronext NV	16,509	1,434
Hana Financial Group, Inc.	41,013	1,379
KB Financial Group, Inc.	32,018	1,339
Grupo Financiero Banorte, SAB de CV, Series O	130,866	1,316
London Stock Exchange Group PLC	11,034	1,304
Skandinaviska Enskilda Banken AB, Class A	90,617	1,247
Banco Santander, SA	296,238	1,237
Bank Hapoalim BM	114,194	1,023
Prudential PLC	89,189	1,004
Banco Bilbao Vizcaya Argentaria, SA	107,538	980
Bank Mandiri (Persero) Tbk PT	2,466,316	967
Erste Group Bank AG	23,067	936
Aon PLC, Class A	2,820	821
Deutsche Bank AG	57,584	786
DBS Group Holdings, Ltd.	30,595	773
Kotak Mahindra Bank, Ltd.	33,378	765
Hang Seng Bank, Ltd.	56,000	651
HDFC Life Insurance Co., Ltd.	79,609	618
Industrial and Commercial Bank of China, Ltd., Class H	1,247,040	609
United Overseas Bank, Ltd.	25,400	547
Intesa Sanpaolo SpA	162,763	475
Brookfield Corp., Class A (CAD denominated)	11,454	459
B3 SA - Brasil, Bolsa, Balcao	153,280	456
Israel Discount Bank, Ltd., Class A	91,166	455
CaixaBank, SA, non-registered shares	110,211	453
Dai-ichi Life Holdings, Inc.	20,300	431
ICICI Bank, Ltd. (ADR)	16,651	397
ICICI Securities, Ltd.	45,555	393
Discovery, Ltd.	49,366	388
Royal Bank of Canada	3,649	369
XP, Inc., Class A	14,035	366
Macquarie Group, Ltd.	2,794	348
3i Group PLC	10,807	333
Canara Bank	62,228	327
East Money Information Co., Ltd., Class A	143,000	282
Bank Leumi Le Israel BM	34,494	277
Banca Generali SpA	5,868	218
ING Groep NV	13,583	203
ABN AMRO Bank NV	11,559	174
AU Small Finance Bank, Ltd.	12,289	116
Moscow Exchange MICEX-RTS PJSC[1]	346,177	—	[2]
Sberbank of Russia PJSC[1]	476,388	—	[2]
		61,807

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 14.09%
Airbus SE, non-registered shares	41,650	$6,429
BAE Systems PLC	306,200	4,332
ABB, Ltd.	59,465	2,643
Ryanair Holdings PLC (ADR)	18,850	2,514
CCR SA, ordinary nominative shares	809,554	2,356
SMC Corp.	3,700	1,979
TFI International, Inc.	7,959	1,082
TFI International, Inc. (CAD denominated)	4,730	644
RELX PLC	40,453	1,604
Alliance Global Group, Inc.	7,597,100	1,545
Daikin Industries, Ltd.	8,900	1,446
Safran SA	7,110	1,254
Rheinmetall AG, non-registered shares	3,629	1,150
InPost SA3	75,547	1,044
Epiroc AB, Class B	33,055	579
Epiroc AB, Class A	19,194	385
Canadian National Railway Co. (CAD denominated)	7,068	888
ASSA ABLOY AB, Class B	29,850	860
Siemens AG	4,578	859
SITC International Holdings Co., Ltd.	450,659	777
DSV A/S	4,398	774
Thales SA	5,068	750
Caterpillar, Inc.	2,250	665
AB Volvo, Class B	23,908	621
Bunzl PLC	15,283	620
LIXIL Corp.	49,300	616
Mitsui & Co., Ltd.	16,100	600
Techtronic Industries Co., Ltd.	49,592	593
BELIMO Holding AG	1,066	588
Brenntag SE	6,166	566
ITOCHU Corp.	12,500	510
Adecco Group AG	10,196	502
Hitachi, Ltd.	6,800	491
DHL Group	9,199	456
Interpump Group SpA	8,775	455
Fluidra, SA, non-registered shares	21,306	444
Diploma PLC	8,627	393
Wizz Air Holdings PLC[3]	13,564	381
Komatsu, Ltd.	14,200	370
IMCD NV	1,944	339
Melrose Industries PLC	45,397	328
Rentokil Initial PLC	44,022	250
Shenzhen Inovance Technology Co., Ltd., Class A	22,300	198
VAT Group AG	324	163
Polycab India, Ltd.	2,077	137
Aalberts NV, non-registered shares	2,901	126
		46,306

Information technology 13.23%
Taiwan Semiconductor Manufacturing Co., Ltd.	459,000	8,834
ASML Holding NV	9,245	6,980
MediaTek, Inc.	154,000	5,072
Tokyo Electron, Ltd.	22,700	4,035
Broadcom, Inc.	3,396	3,791
Samsung Electronics Co., Ltd.	53,083	3,228
SAP SE	12,689	1,952
Sage Group PLC (The)	102,577	1,530
Capgemini SE	7,022	1,469
TDK Corp.	30,000	1,422
Keyence Corp.	2,600	1,140
ASM International NV	1,836	956
Nokia Corp.	204,563	703

108	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
ASMPT, Ltd.	64,100	$608
Kingdee International Software Group Co., Ltd.[3]	355,295	516
Halma PLC	15,350	446
Fujitsu, Ltd.	2,100	317
eMemory Technology, Inc.	3,000	238
Nomura Research Institute, Ltd.	5,300	153
Vanguard International Semiconductor Corp.	32,000	85
		43,475

Consumer discretionary 10.02%
Industria de Diseño Textil, SA	72,587	3,166
Renault SA	73,429	3,005
LVMH Moët Hennessy-Louis Vuitton SE	3,541	2,872
Evolution AB	20,309	2,431
InterContinental Hotels Group PLC	24,034	2,171
Restaurant Brands International, Inc. (CAD denominated)	24,561	1,919
Midea Group Co., Ltd., Class A	208,000	1,602
MGM China Holdings, Ltd.[3]	1,130,000	1,432
B&M European Value Retail SA	192,202	1,369
Trip.com Group, Ltd. (ADR)[3]	25,788	928
Trip.com Group, Ltd.[3]	9,700	349
Sodexo SA	11,425	1,258
Prosus NV, Class N	41,106	1,226
Wynn Macau, Ltd.[3,4]	1,148,800	944
Galaxy Entertainment Group, Ltd.	163,361	913
adidas AG	3,951	803
Valeo SA, non-registered shares	49,098	759
Stellantis NV	30,498	714
Paltac Corp.	21,500	681
Bajaj Auto, Ltd.	7,919	646
Sands China, Ltd.[3]	212,372	620
D’Ieteren Group	2,653	519
Amadeus IT Group SA, Class A, non-registered shares	7,139	512
Coupang, Inc., Class A3	28,125	455
Entain PLC	33,500	423
Alibaba Group Holding, Ltd.	39,400	381
Kering SA	586	260
Nitori Holdings Co., Ltd.	1,500	200
Compagnie Financière Richemont SA, Class A	1,280	177
Dixon Technologies (India), Ltd.	1,572	124
Balkrishna Industries, Ltd.	2,474	76
		32,935

Consumer staples 9.20%
British American Tobacco PLC	134,175	3,915
Philip Morris International, Inc.	38,181	3,592
Nestlé SA	29,823	3,452
Carlsberg A/S, Class B	18,674	2,341
Arca Continental, SAB de CV	187,436	2,047
Pernod Ricard SA	10,803	1,910
Imperial Brands PLC	78,638	1,807
KT&G Corp.	22,646	1,526
Anheuser-Busch InBev SA/NV	22,220	1,436
Kweichow Moutai Co., Ltd., Class A	5,690	1,382
Ocado Group PLC[3]	138,301	1,329
Asahi Group Holdings, Ltd.	34,600	1,288
Carrefour SA, non-registered shares	68,172	1,248
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	499,232	1,122

American Funds Insurance Series	109

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
L’Oréal SA, non-registered shares	1,843	$916
Danone SA	7,577	491
Foshan Haitian Flavouring and Food Co., Ltd., Class A	76,424	408
		30,210

Health care 8.82%
AstraZeneca PLC	65,264	8,790
Novo Nordisk AS, Class B	79,261	8,198
Sanofi	41,730	4,137
EssilorLuxottica SA	7,429	1,493
Bayer AG	32,532	1,208
Grifols, SA, Class B (ADR)[3]	86,437	999
Roche Holding AG, nonvoting non-registered shares	2,529	733
HOYA Corp.	4,800	597
Siemens Healthineers AG	10,271	597
Genus PLC	20,030	554
WuXi Biologics (Cayman), Inc.[3]	114,000	431
Innovent Biologics, Inc.[3]	74,927	409
Argenx SE (ADR)[3]	950	361
BeiGene, Ltd. (ADR)[3]	1,113	201
Hypera SA, ordinary nominative shares	27,159	196
Max Healthcare Institute, Ltd.	9,259	76
Euroapi SA3	1,412	9
		28,989

Communication services 6.42%
Publicis Groupe SA	41,181	3,830
Koninklijke KPN NV	1,073,578	3,696
Nippon Telegraph and Telephone Corp.	1,766,400	2,156
Tencent Holdings, Ltd.	45,500	1,719
América Móvil, SAB de CV, Class B (ADR)	89,126	1,651
Telefónica, SA, non-registered shares	387,831	1,523
MTN Group, Ltd.	183,834	1,159
Singapore Telecommunications, Ltd.	588,800	1,100
BT Group PLC	654,350	1,028
Universal Music Group NV	33,254	950
Vodafone Group PLC	742,585	645
KANZHUN, Ltd., Class A (ADR)	32,449	539
SoftBank Corp.	34,400	429
Deutsche Telekom AG	17,593	422
NetEase, Inc.	14,000	260
		21,107

Energy 5.69%
TotalEnergies SE	103,297	7,017
BP PLC	436,280	2,578
TC Energy Corp. (CAD denominated)[4]	53,457	2,088
Cameco Corp. (CAD denominated)	36,600	1,578
Canadian Natural Resources, Ltd. (CAD denominated)	17,750	1,163
Schlumberger NV	21,694	1,129
Saudi Arabian Oil Co.	109,424	965
Woodside Energy Group, Ltd.	30,933	655
Gaztransport & Technigaz SA	4,514	598
Aker BP ASA	19,550	568
Tourmaline Oil Corp.	7,638	344
Sovcomflot PAO[1]	356,717	—	[2]
Gazprom PJSC[1,3]	671,150	—	[2]
LUKOIL Oil Co. PJSC[1]	9,706	—	[2]
		18,683

110	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 5.52%
Vale SA, ordinary nominative shares	137,033	$2,173
Vale SA (ADR), ordinary nominative shares	107,385	1,703
Barrick Gold Corp.	132,913	2,404
Linde PLC	4,050	1,663
Rio Tinto PLC	19,854	1,475
Glencore PLC	221,566	1,329
Air Liquide SA	4,786	931
Shin-Etsu Chemical Co., Ltd.	21,700	907
Fortescue, Ltd.	42,099	833
Nutrien, Ltd. (CAD denominated)	14,024	790
Asahi Kasei Corp.	97,900	724
Holcim, Ltd.	8,678	682
Sika AG	1,727	564
Fresnillo PLC	70,963	536
Grupo México, SAB de CV, Series B	86,163	478
DSM-Firmenich AG	3,281	334
Franco-Nevada Corp.	2,845	315
Givaudan SA	72	300
Alrosa PJSC[1]	53,607	—	[2]
		18,141

Utilities 2.44%
Engie SA	165,341	2,907
ENN Energy Holdings, Ltd.	167,659	1,233
Brookfield Infrastructure Partners, LP	35,181	1,109
SSE PLC	38,918	918
Iberdrola, SA, non-registered shares	67,975	889
Veolia Environnement SA	18,136	573
National Grid PLC	28,837	389
		8,018

Real estate 1.94%
CK Asset Holdings, Ltd.	352,000	1,760
Prologis Property Mexico, SA de CV, REIT	268,990	1,279
Mitsubishi Estate Co., Ltd.	66,100	908
Link REIT	127,868	715
Embassy Office Parks REIT[3]	148,284	579
Embassy Office Parks REIT	6,972	27
Longfor Group Holdings, Ltd.	357,242	573
KE Holdings, Inc., Class A (ADR)	31,820	516
		6,357

Total common stocks (cost: $274,711,000)		316,028

Preferred securities 0.18%
Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,295	304

Materials 0.09%
Gerdau SA, preferred nominative shares	62,582	303

Total preferred securities (cost: $638,000)		607

American Funds Insurance Series	111

International Growth and Income Fund (continued)

Bonds, notes & other debt instruments 0.33%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.33%
Brazil (Federative Republic of) 10.00% 1/1/2033	BRL	5,300	$1,075

Total bonds, notes & other debt instruments (cost: $926,000)			1,075

Short-term securities 3.68%		Shares
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5,6]		100,713	10,070

Money market investments purchased with collateral from securities on loan 0.62%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[5,7]		1,027,520	1,028
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[5,7]		997,345	997
			2,025

Total short-term securities (cost: $12,094,000)			12,095
Total investment securities 100.37% (cost: $288,369,000)			329,805
Other assets less liabilities (0.37)%			(1,225)

Net assets 100.00%			$328,580

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5]	$5,492	$63,913	$59,335	$2	$(2)	$10,070	$658

[1]	Value determined using significant unobservable inputs.
[2]	Amount less than one thousand.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities was $2,296,000, which represented .70% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

112	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2023

Common stocks 76.36%	Shares	Value (000)
Financials 13.30%
Zurich Insurance Group AG	28,525	$14,913
CME Group, Inc., Class A	65,239	13,739
JPMorgan Chase & Co.	70,561	12,002
Morgan Stanley	97,385	9,081
BlackRock, Inc.	9,927	8,059
DBS Group Holdings, Ltd.	311,106	7,860
PNC Financial Services Group, Inc.	34,952	5,412
ING Groep NV	344,497	5,157
Blackstone, Inc.	35,913	4,702
Citizens Financial Group, Inc.	137,512	4,557
Münchener Rückversicherungs-Gesellschaft AG	10,560	4,373
B3 SA - Brasil, Bolsa, Balcao	1,468,642	4,368
AIA Group, Ltd.	477,953	4,151
Power Corporation of Canada, subordinate voting shares[1]	144,624	4,136
DNB Bank ASA	189,761	4,031
KBC Groep NV	54,858	3,559
American International Group, Inc.	46,102	3,123
Webster Financial Corp.	60,863	3,089
Wells Fargo & Co.	56,465	2,779
Kaspi.kz JSC (GDR)[2]	21,756	2,002
Kaspi.kz JSC (GDR)	5,504	507
Great-West Lifeco, Inc.	73,004	2,417
Swedbank AB, Class A	116,690	2,358
Toronto-Dominion Bank (The) (CAD denominated)	34,422	2,224
United Overseas Bank, Ltd.	101,900	2,193
Hana Financial Group, Inc.	62,025	2,085
East West Bancorp, Inc.	28,429	2,046
360 ONE WAM, Ltd.	228,422	1,944
National Bank of Canada	23,228	1,771
Intact Financial Corp.	11,381	1,751
Principal Financial Group, Inc.	22,030	1,733
Skandinaviska Enskilda Banken AB, Class A	113,011	1,556
EFG International AG	117,468	1,509
Franklin Resources, Inc.	46,876	1,396
State Street Corp.	17,390	1,347
BNP Paribas SA	19,050	1,320
Truist Financial Corp.	34,796	1,285
Bank Central Asia Tbk PT	1,889,200	1,152
TPG, Inc., Class A	25,970	1,121
Western Union Co.	93,040	1,109
Euronext NV	12,294	1,068
Bank Mandiri (Persero) Tbk PT	2,720,000	1,067
Patria Investments, Ltd., Class A	63,717	988
UniCredit SpA	36,306	985
Banco Santander, SA	217,744	909
Citigroup, Inc.	17,383	894
Ping An Insurance (Group) Company of China, Ltd., Class H	190,000	860
Société Générale	29,067	775
Vontobel Holding AG	11,229	728
OneMain Holdings, Inc.	12,558	618
Fidelity National Information Services, Inc.	10,115	608
China Pacific Insurance (Group) Co., Ltd., Class H	277,950	560
Capital One Financial Corp.	3,823	501
Fukuoka Financial Group, Inc.	19,200	452
Grupo Financiero Banorte, SAB de CV, Series O	42,207	424
Bank of Montreal	4,117	407
Houlihan Lokey, Inc., Class A	3,330	399
Tokio Marine Holdings, Inc.	8,600	215
Moscow Exchange MICEX-RTS PJSC[3]	875,002	—	[4]
Sberbank of Russia PJSC[3]	204,176	—	[4]
		166,375

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Health care 9.86%
AbbVie, Inc.	158,048	$24,493
Abbott Laboratories	152,959	16,836
Gilead Sciences, Inc.	193,923	15,710
AstraZeneca PLC	83,272	11,215
Amgen, Inc.	36,709	10,573
Sanofi	98,371	9,753
Bristol-Myers Squibb Co.	117,937	6,051
Medtronic PLC	72,433	5,967
UnitedHealth Group, Inc.	7,367	3,878
CVS Health Corp.	46,221	3,650
Roche Holding AG, nonvoting non-registered shares	11,785	3,416
Takeda Pharmaceutical Co., Ltd.	105,625	3,032
Johnson & Johnson	18,452	2,892
Novartis AG	19,835	2,003
GSK PLC	73,058	1,349
EBOS Group, Ltd.	51,251	1,150
Merck & Co., Inc.	8,309	906
Pfizer, Inc.	17,187	495
		123,369

Information technology 9.35%
Broadcom, Inc.	44,259	49,404
Microsoft Corp.	67,314	25,313
Taiwan Semiconductor Manufacturing Co., Ltd.	536,800	10,331
Texas Instruments, Inc.	43,641	7,439
Seagate Technology Holdings PLC	64,799	5,532
KLA Corp.	5,687	3,306
SAP SE	18,589	2,860
TDK Corp.	47,700	2,261
Tokyo Electron, Ltd.	12,600	2,240
Samsung Electronics Co., Ltd.	29,153	1,773
Analog Devices, Inc.	8,631	1,714
GlobalWafers Co., Ltd.	88,938	1,697
Intel Corp.	23,587	1,185
Vanguard International Semiconductor Corp.	262,255	694
BE Semiconductor Industries NV	3,224	486
Capgemini SE	1,919	401
SINBON Electronics Co., Ltd.	37,446	364
		117,000

Consumer staples 9.15%
Philip Morris International, Inc.	294,556	27,712
British American Tobacco PLC	386,906	11,291
British American Tobacco PLC (ADR)	61,763	1,809
Nestlé SA	84,337	9,761
Imperial Brands PLC	337,751	7,762
Mondelez International, Inc., Class A	95,679	6,930
PepsiCo, Inc.	30,773	5,227
ITC, Ltd.	797,505	4,423
Danone SA	64,604	4,190
General Mills, Inc.	47,612	3,101
Anheuser-Busch InBev SA/NV	45,033	2,909
Altria Group, Inc.	66,658	2,689
Diageo PLC	70,366	2,555
Dollar General Corp.	18,536	2,520
Seven & i Holdings Co., Ltd.	63,600	2,519
Procter & Gamble Co.	17,060	2,500
Carlsberg A/S, Class B	19,656	2,464
Kimberly-Clark Corp.	17,502	2,127
Kenvue, Inc.	86,309	1,858
Wilmar International, Ltd.	556,200	1,501
Kao Corp.	34,700	1,426

114	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Pernod Ricard SA	6,104	$1,079
Kraft Heinz Co. (The)	27,009	999
Asahi Group Holdings, Ltd.	24,500	912
WH Group Ltd.	1,366,000	881
Vector Group, Ltd.	74,669	842
Sysco Corp.	10,859	794
Molson Coors Beverage Co., Class B, restricted voting shares	8,796	538
Scandinavian Tobacco Group A/S	24,914	433
Viscofan, SA, non-registered shares	6,942	411
Unilever PLC	5,254	254
Reckitt Benckiser Group PLC	1,394	96
		114,513

Industrials 8.35%
RTX Corp.	227,122	19,110
Union Pacific Corp.	37,664	9,251
BAE Systems PLC	569,696	8,060
Siemens AG	40,877	7,667
Honeywell International, Inc.	25,955	5,443
RELX PLC	117,187	4,648
Paychex, Inc.	36,521	4,350
Canadian National Railway Co. (CAD denominated)	28,727	3,611
DHL Group	70,834	3,509
AB Volvo, Class B	124,232	3,229
Marubeni Corp.	198,400	3,122
Broadridge Financial Solutions, Inc.	14,364	2,955
Singapore Technologies Engineering, Ltd.	977,500	2,876
Trinity Industries, Inc.	93,524	2,487
Automatic Data Processing, Inc.	10,472	2,440
ITOCHU Corp.	57,900	2,363
Vinci SA	16,934	2,127
Carrier Global Corp.	34,200	1,965
BOC Aviation, Ltd.	205,400	1,570
Trelleborg AB, Class B	46,644	1,563
Waste Management, Inc.	8,225	1,473
SGS SA	16,071	1,388
Illinois Tool Works, Inc.	5,274	1,381
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,520	1,340
Bureau Veritas SA	48,098	1,216
FedEx Corp.	4,446	1,125
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	56,531	987
General Dynamics Corp.	2,635	684
United Parcel Service, Inc., Class B	4,107	646
Airbus SE, non-registered shares	3,937	608
L3Harris Technologies, Inc.	2,873	605
Sulzer AG	4,630	473
Epiroc AB, Class B	9,302	163
		104,435

Energy 6.18%
Canadian Natural Resources, Ltd. (CAD denominated)	219,525	14,382
TC Energy Corp. (CAD denominated)[1]	288,545	11,271
TC Energy Corp.	17,158	671
Exxon Mobil Corp.	88,978	8,896
TotalEnergies SE	112,932	7,671
Shell PLC (GBP denominated)	214,477	6,968
Shell PLC (ADR)	8,450	556
BP PLC	1,015,322	6,000
Chevron Corp.	33,278	4,964
EOG Resources, Inc.	37,495	4,535
ConocoPhillips	30,282	3,515
Equitrans Midstream Corp.	228,302	2,324

American Funds Insurance Series	115

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Schlumberger NV	39,352	$2,048
Neste OYJ	42,703	1,517
DT Midstream, Inc.	14,667	804
Enbridge, Inc. (CAD denominated)	16,876	608
Baker Hughes Co., Class A	9,719	332
Woodside Energy Group, Ltd. (CDI)	12,043	255
Gazprom PJSC[3,5]	880,428	—	[4]
		77,317

Utilities 5.94%
Engie SA	480,958	8,457
Engie SA, bonus shares	36,900	649
National Grid PLC	505,381	6,824
E.ON SE	455,616	6,112
SSE PLC	236,180	5,572
Edison International	77,886	5,568
DTE Energy Co.	50,037	5,517
Duke Energy Corp.	49,391	4,793
Dominion Energy, Inc.	97,164	4,567
Iberdrola, SA, non-registered shares	348,441	4,557
Sempra	53,881	4,026
CenterPoint Energy, Inc.	117,976	3,371
AES Corp.	158,867	3,058
Southern Co. (The)	31,912	2,238
Pinnacle West Capital Corp.	29,633	2,129
NextEra Energy, Inc.	29,782	1,809
Entergy Corp.	16,306	1,650
Power Grid Corporation of India, Ltd.	361,599	1,029
SembCorp Industries, Ltd.	239,800	963
ENN Energy Holdings, Ltd.	99,100	728
Power Assets Holdings, Ltd.	117,500	680
		74,297

Real estate 4.82%
VICI Properties, Inc. REIT	555,713	17,716
Equinix, Inc. REIT	7,347	5,917
Public Storage REIT	16,002	4,881
Extra Space Storage, Inc. REIT	28,682	4,599
Crown Castle, Inc. REIT	29,333	3,379
American Tower Corp. REIT	15,596	3,367
Gaming and Leisure Properties, Inc. REIT	49,656	2,450
Link REIT	369,948	2,069
CK Asset Holdings, Ltd.	346,000	1,730
Welltower, Inc. REIT	18,815	1,697
Rexford Industrial Realty, Inc. REIT	28,946	1,624
Sun Hung Kai Properties, Ltd.	146,355	1,575
Prologis, Inc. REIT	10,708	1,427
Kimco Realty Corp. REIT	62,930	1,341
CTP NV	75,076	1,269
Charter Hall Group REIT	153,613	1,251
Mindspace Business Parks REIT	233,888	909
Digital Realty Trust, Inc. REIT	6,331	852
POWERGRID Infrastructure Investment Trust REIT	729,345	847
Longfor Group Holdings, Ltd.	335,634	538
Embassy Office Parks REIT	115,484	450
Embassy Office Parks REIT[5]	11,725	46
CubeSmart REIT	8,847	410
		60,344

116	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 3.70%
Home Depot, Inc.	24,477	$8,483
LVMH Moët Hennessy-Louis Vuitton SE	7,279	5,904
Restaurant Brands International, Inc.	59,974	4,686
Midea Group Co., Ltd., Class A	554,075	4,266
YUM! Brands, Inc.	28,665	3,745
McDonald’s Corp.	12,174	3,610
Kering SA	7,967	3,536
Industria de Diseño Textil, SA	67,115	2,927
Darden Restaurants, Inc.	10,473	1,721
NEXT PLC	15,809	1,632
Bridgestone Corp.	33,300	1,375
Galaxy Entertainment Group, Ltd.	216,000	1,207
Tractor Supply Co.	4,485	964
Hasbro, Inc.	10,899	557
International Game Technology PLC	15,626	428
OPAP SA	22,896	389
Toyota Motor Corp.	20,400	374
Inchcape PLC	31,417	286
Kindred Group PLC (SDR)	24,452	226
Compagnie Financière Richemont SA, Class A	106	15
		46,331

Communication services 3.14%
Comcast Corp., Class A	146,104	6,407
Nippon Telegraph and Telephone Corp.	3,589,500	4,382
Verizon Communications, Inc.	115,704	4,362
Singapore Telecommunications, Ltd.	1,940,300	3,626
Koninklijke KPN NV	1,038,075	3,574
América Móvil, SAB de CV, Class B (ADR)	183,587	3,400
SoftBank Corp.	267,100	3,329
Publicis Groupe SA	24,050	2,236
TELUS Corp.	92,357	1,643
Deutsche Telekom AG	57,458	1,380
Warner Music Group Corp., Class A	34,867	1,248
WPP PLC	120,630	1,147
HKT Trust and HKT, Ltd., units	873,240	1,045
Omnicom Group, Inc.	11,563	1,000
Telkom Indonesia (Persero) Tbk PT, Class B	2,070,000	531
		39,310

Materials 2.57%
Vale SA (ADR), ordinary nominative shares	272,978	4,329
Vale SA, ordinary nominative shares	180,366	2,860
Air Products and Chemicals, Inc.	17,795	4,872
Rio Tinto PLC	61,101	4,538
Linde PLC	9,409	3,864
BHP Group, Ltd. (CDI)	64,930	2,222
Evonik Industries AG	69,687	1,423
International Flavors & Fragrances, Inc.	17,226	1,395
UPM-Kymmene OYJ	28,069	1,056
BASF SE	19,170	1,032
Smurfit Kappa Group PLC	22,439	885
Celanese Corp.	5,602	870
Asahi Kasei Corp.	102,400	758
WestRock Co.	17,595	730
Gerdau SA (ADR)	133,973	650
Fortescue, Ltd.	28,457	563
Glencore PLC	23,221	139
		32,186

Total common stocks (cost: $759,836,000)		955,477

American Funds Insurance Series	117

Capital Income Builder (continued)

Preferred securities 0.02%	Shares			Value (000)
Financials 0.02%
Banco Bradesco SA, preferred nominative shares		72,312		$252

Total preferred securities (cost: $194,000)				252

Convertible stocks 0.19%
Utilities 0.19%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[1]		45,239		1,724
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659		659

Total convertible stocks (cost: $2,926,000)				2,383

Bonds, notes & other debt instruments 16.71%	Principal amount (000)
Mortgage-backed obligations 8.29%
Federal agency mortgage-backed obligations 7.50%
Fannie Mae Pool #695412 5.00% 6/1/2033[6]	USD	—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[6]		1		1
Fannie Mae Pool #931768 5.00% 8/1/2039[6]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[6]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[6]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[6]		8		7
Fannie Mae Pool #AE1248 5.00% 6/1/2041[6]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[6]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[6]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[6]		3		4
Fannie Mae Pool #AE1283 5.00% 12/1/2041[6]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[6]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[6]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[6]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[6]		2		2
Fannie Mae Pool #BH3122 4.00% 6/1/2047[6]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[6]		32		31
Fannie Mae Pool #BK5232 4.00% 5/1/2048[6]		18		17
Fannie Mae Pool #BK6840 4.00% 6/1/2048[6]		24		23
Fannie Mae Pool #BK9743 4.00% 8/1/2048[6]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[6]		4		4
Fannie Mae Pool #FM3280 3.50% 5/1/2049[6]		34		32
Fannie Mae Pool #FS5372 3.50% 7/1/2049[6]		185		172
Fannie Mae Pool #FS5313 3.50% 1/1/2050[6]		2,118		1,973
Fannie Mae Pool #CA5540 3.00% 4/1/2050[6]		2,963		2,655
Fannie Mae Pool #CA6309 3.00% 7/1/2050[6]		344		312
Fannie Mae Pool #CA6349 3.00% 7/1/2050[6]		130		116
Fannie Mae Pool #CA6740 3.00% 8/1/2050[6]		89		80
Fannie Mae Pool #CA7048 3.00% 9/1/2050[6]		48		43
Fannie Mae Pool #CA7052 3.00% 9/1/2050[6]		14		13
Fannie Mae Pool #CA7381 3.00% 10/1/2050[6]		145		130
Fannie Mae Pool #FM5166 3.00% 12/1/2050[6]		92		82
Fannie Mae Pool #BR4104 2.00% 1/1/2051[6]		49		40
Fannie Mae Pool #FM5509 3.00% 1/1/2051[6]		140		125
Fannie Mae Pool #CB0191 3.00% 4/1/2051[6]		178		159
Fannie Mae Pool #CB0193 3.00% 4/1/2051[6]		21		19
Fannie Mae Pool #FM7909 3.00% 6/1/2051[6]		17		15
Fannie Mae Pool #FM8477 3.00% 8/1/2051[6]		125		112
Fannie Mae Pool #CB2787 3.50% 12/1/2051[6]		23		21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[6]		96		88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[6]		927		836
Fannie Mae Pool #FS0752 3.00% 3/1/2052[6]		530		469
Fannie Mae Pool #CB3179 3.50% 3/1/2052[6]		322		297
Fannie Mae Pool #BW1289 5.50% 10/1/2052[6]		127		128
Fannie Mae Pool #BW1243 5.50% 10/1/2052[6]		113		114
Fannie Mae Pool #MA4842 5.50% 12/1/2052[6]		171		172

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4919 5.50% 2/1/2053[6]	USD	111	$111
Fannie Mae Pool #CB5986 5.00% 3/1/2053[6]		97	96
Fannie Mae Pool #BX9827 5.00% 5/1/2053[6]		5,466	5,409
Fannie Mae Pool #FS4563 5.00% 5/1/2053[6]		65	64
Fannie Mae Pool #MA5010 5.50% 5/1/2053[6]		295	296
Fannie Mae Pool #MA5011 6.00% 5/1/2053[6]		1,696	1,723
Fannie Mae Pool #MA5039 5.50% 6/1/2053[6]		361	363
Fannie Mae Pool #CB6485 6.00% 6/1/2053[6]		443	450
Fannie Mae Pool #CB6486 6.00% 6/1/2053[6]		276	281
Fannie Mae Pool #CB6465 6.00% 6/1/2053[6]		198	201
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		362	358
Fannie Mae Pool #BU4112 5.00% 7/1/2053[6]		99	98
Fannie Mae Pool #MA5072 5.50% 7/1/2053[6]		1,200	1,206
Fannie Mae Pool #MA5165 5.50% 10/1/2053[6]		10	10
Fannie Mae Pool #MA5167 6.50% 10/1/2053[6]		2,892	2,965
Fannie Mae Pool #MA5191 6.00% 11/1/2053[6]		767	779
Fannie Mae Pool #BF0142 5.50% 8/1/2056[6]		360	373
Fannie Mae Pool #BF0342 5.50% 1/1/2059[6]		245	249
Fannie Mae Pool #BM6737 4.50% 11/1/2059[6]		615	600
Fannie Mae Pool #BF0497 3.00% 7/1/2060[6]		422	362
Freddie Mac Pool #SC0149 2.00% 3/1/2041[6]		72	62
Freddie Mac Pool #RB0544 2.00% 6/1/2041[6]		124	106
Freddie Mac Pool #Q15874 4.00% 2/1/2043[6]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[6]		211	204
Freddie Mac Pool #Q55971 4.00% 5/1/2048[6]		17	16
Freddie Mac Pool #Q56175 4.00% 5/1/2048[6]		15	14
Freddie Mac Pool #Q55970 4.00% 5/1/2048[6]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[6]		24	23
Freddie Mac Pool #Q57242 4.50% 7/1/2048[6]		10	10
Freddie Mac Pool #Q58411 4.50% 9/1/2048[6]		46	45
Freddie Mac Pool #Q58436 4.50% 9/1/2048[6]		25	25
Freddie Mac Pool #Q58378 4.50% 9/1/2048[6]		17	17
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[6]		1,109	1,099
Freddie Mac Pool #RA3384 3.00% 8/1/2050[6]		15	14
Freddie Mac Pool #RA3506 3.00% 9/1/2050[6]		147	132
Freddie Mac Pool #RA5901 3.00% 9/1/2051[6]		76	68
Freddie Mac Pool #RA6347 3.00% 11/1/2051[6]		155	139
Freddie Mac Pool #SD8214 3.50% 5/1/2052[6]		828	760
Freddie Mac Pool #QE3580 3.50% 6/1/2052[6]		480	440
Freddie Mac Pool #QE4383 4.00% 6/1/2052[6]		334	316
Freddie Mac Pool #RA7556 4.50% 6/1/2052[6]		874	848
Freddie Mac Pool #SD1584 4.50% 9/1/2052[6]		191	188
Freddie Mac Pool #QE9222 5.00% 9/1/2052[6]		648	642
Freddie Mac Pool #QF0924 5.50% 9/1/2052[6]		318	319
Freddie Mac Pool #SD2948 5.50% 11/1/2052[6]		118	119
Freddie Mac Pool #SD2716 5.00% 4/1/2053[6]		106	105
Freddie Mac Pool #SD8316 5.50% 4/1/2053[6]		595	598
Freddie Mac Pool #SD8324 5.50% 5/1/2053[6]		448	450
Freddie Mac Pool #SD8329 5.00% 6/1/2053[6]		35	34
Freddie Mac Pool #SD8331 5.50% 6/1/2053[6]		1,118	1,123
Freddie Mac Pool #SD3175 6.00% 6/1/2053[6]		92	94
Freddie Mac Pool #RA9294 6.50% 6/1/2053[6]		20	20
Freddie Mac Pool #RA9289 6.50% 6/1/2053[6]		16	17
Freddie Mac Pool #RA9292 6.50% 6/1/2053[6]		17	17
Freddie Mac Pool #RA9288 6.50% 6/1/2053[6]		15	16
Freddie Mac Pool #RA9287 6.50% 6/1/2053[6]		11	11
Freddie Mac Pool #RA9290 6.50% 6/1/2053[6]		8	8
Freddie Mac Pool #RA9291 6.50% 6/1/2053[6]		6	6
Freddie Mac Pool #RA9295 6.50% 6/1/2053[6]		4	4
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		348	344
Freddie Mac Pool #SD8342 5.50% 7/1/2053[6]		2,453	2,464

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8362 5.50% 9/1/2053[6]	USD	19		$20
Freddie Mac Pool #SD8367 5.50% 10/1/2053[6]		29		30
Freddie Mac Pool #SD8369 6.50% 10/1/2053[6]		1,703		1,746
Freddie Mac Pool #SD8372 5.50% 11/1/2053[6]		89		89
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[6,7]		160		160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[6,7]		105		96
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[6]		217		199
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[6,7]		212		194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[6,7]		90		79
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[6]		75		67
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[6]		17		16
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[6]		921		822
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[6]		350		332
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[6]		555		524
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[6]		16		15
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[6]		9		8
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[6]		823		785
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[6]		1,171		1,082
Government National Mortgage Assn. 4.00% 1/1/2054[6,8]		321		307
Government National Mortgage Assn. 5.50% 1/1/2054[6,8]		610		615
Government National Mortgage Assn. 6.00% 1/1/2054[6,8]		25		25
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[6]		186		184
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[6]		3,194		3,049
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[6]		430		427
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[6]		1,148		1,139
Government National Mortgage Assn. Pool #694836 5.75% 9/20/2059[6]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[6]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[6]		—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2039[6,8]		941		867
Uniform Mortgage-Backed Security 2.50% 2/1/2039[6,8]		767		707
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,8]		276		226
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,8]		91		78
Uniform Mortgage-Backed Security 3.00% 1/1/2054[6,8]		682		603
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,8]		1,707		1,566
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,8]		2,962		2,802
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,8]		2,041		1,979
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,8]		1,364		1,350
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,8]		9,725		9,767
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,8]		650		660
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,8]		1,058		1,084
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,8]		4,844		4,997
Uniform Mortgage-Backed Security 4.50% 2/1/2054[6,8]		200		194
Uniform Mortgage-Backed Security 5.00% 2/1/2054[6,8]		1,550		1,534
Uniform Mortgage-Backed Security 5.50% 2/1/2054[6,8]		4,250		4,269

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,8]	USD	4,800	$4,874
Uniform Mortgage-Backed Security 6.50% 2/1/2054[6,8]		5,550	5,687
Uniform Mortgage-Backed Security 6.00% 3/1/2054[6,8]		3,300	3,345
			93,856

Collateralized mortgage-backed obligations (privately originated) 0.40%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,6,7]		119	98
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[2,6,7]		72	66
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,6]		83	75
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,6,7]		97	94
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,6,7]		68	65
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,6,7]		166	156
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,6,7]		9	8
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,6,7]		1	1
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[2,6,7]		37	38
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[2,6,7]		383	387
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[2,6,7]		139	140
Finance of America Structured Securities Trust, Series 2019-JR3, Class A 2.00% 9/25/2069[2,6]		57	61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[2,6]		64	65
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,6,7]		109	90
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[2,6,7]		85	86
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[2,6,7]		15	15
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,6,7]		25	25
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[2,6,7]		64	67
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 7.152% 1/25/2050[2,6,7]		108	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[2,6,7]		309	313
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[2,6,7]		490	537
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[2,6,7]		463	521
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[2,6]		186	178
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[2,6,9]		175	174
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,6,7]		69	67
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[2,6,9]		116	113
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,6,7]		202	201
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD CME Term SOFR + 0.865%) 6.22% 5/25/2055[2,6,7]		243	243
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,6]		99	93
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,6,7]		31	30
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[2,6,7]		5	5
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[2,6,7]		10	10
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[2,6,7]		31	30
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[2,6,7]		36	35
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[2,6,7]		19	18

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,6]	USD	410	$362
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,3]		100	93
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,6]		196	179
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[2,6]		100	99
			4,947

Commercial mortgage-backed securities 0.39%
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[6,7]		287	298
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[2,6,7]		110	109
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[2,6,7]		329	325
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[2,6,7]		332	333
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,6,7]		648	632
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,6,7]		266	260
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[2,6,7]		100	97
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[2,6,7]		128	127
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,6,7]		162	159
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[2,6,7]		93	91
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[2,6,7]		100	98
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[2,6,7]		89	89
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[2,6,7]		221	222
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,6,7]		237	240
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[2,6,7]		574	571
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,6,7]		93	93
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[6]		73	74
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[2,6]		187	195
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[2,6,7]		24	24
GS Mortgage Securities Trust, Series 2018-HULA, Class A, (1-month USD CME Term SOFR + 1.223%) 6.396% 7/15/2025[2,6,7]		229	227
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD CME Term SOFR + 1.264%) 6.559% 5/17/2038[2,6,7]		300	298
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,6,7]		345	340
			4,902

Total mortgage-backed obligations			103,705

U.S. Treasury bonds & notes 5.71%
U.S. Treasury 5.65%
U.S. Treasury 0.625% 10/15/2024		10,550	10,204
U.S. Treasury 2.125% 11/30/2024		1,860	1,815
U.S. Treasury 3.875% 3/31/2025		5,877	5,827
U.S. Treasury 4.625% 6/30/2025		4,793	4,805
U.S. Treasury 4.00% 2/15/2026		2,621	2,610
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 5/31/2026		3,850	3,556
U.S. Treasury 1.875% 6/30/2026		4,855	4,606

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 10/31/2026	USD	995	$918
U.S. Treasury 2.00% 11/15/2026[10]		2,800	2,648
U.S. Treasury 4.625% 11/15/2026		1,200	1,219
U.S. Treasury 4.375% 12/15/2026		4,500	4,545
U.S. Treasury 0.50% 4/30/2027		2,375	2,121
U.S. Treasury 2.625% 5/31/2027		80	77
U.S. Treasury 4.00% 2/29/2028		745	748
U.S. Treasury 1.25% 3/31/2028		1,350	1,211
U.S. Treasury 3.625% 3/31/2028		4	3
U.S. Treasury 4.375% 11/30/2028		12,858	13,161
U.S. Treasury 4.00% 2/28/2030		1,659	1,668
U.S. Treasury 6.25% 5/15/2030		345	390
U.S. Treasury 4.125% 11/15/2032		9	9
U.S. Treasury 4.50% 11/15/2033		1,767	1,856
U.S. Treasury 4.50% 8/15/2039		640	678
U.S. Treasury 1.125% 5/15/2040[10]		2,400	1,551
U.S. Treasury 2.00% 11/15/2041		300	218
U.S. Treasury 4.75% 11/15/2043		514	552
U.S. Treasury 2.375% 5/15/2051		196	141
U.S. Treasury 4.00% 11/15/2052		152	150
U.S. Treasury 4.125% 8/15/2053[10]		2,766	2,804
U.S. Treasury 4.75% 11/15/2053		595	669
			70,761

U.S. Treasury inflation-protected securities 0.06%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]		742	733

Total U.S. Treasury bonds & notes			71,494

Corporate bonds, notes & loans 1.84%
Health care 0.32%
Amgen, Inc. 5.507% 3/2/2026		30	30
Amgen, Inc. 5.15% 3/2/2028		55	56
Amgen, Inc. 4.05% 8/18/2029		100	98
Amgen, Inc. 5.25% 3/2/2030		124	128
Amgen, Inc. 4.20% 3/1/2033		133	127
Amgen, Inc. 5.25% 3/2/2033		71	73
Amgen, Inc. 5.60% 3/2/2043		105	109
Amgen, Inc. 4.20% 2/22/2052		19	16
Amgen, Inc. 4.875% 3/1/2053		25	23
Amgen, Inc. 5.65% 3/2/2053		37	39
Amgen, Inc. 5.75% 3/2/2063		85	89
AstraZeneca Finance, LLC 4.875% 3/3/2028		35	36
AstraZeneca PLC 3.375% 11/16/2025		200	196
AstraZeneca PLC 3.00% 5/28/2051		11	8
Baxter International, Inc. 3.132% 12/1/2051		25	17
Centene Corp. 4.625% 12/15/2029		530	509
Centene Corp. 3.375% 2/15/2030		179	161
Centene Corp. 2.625% 8/1/2031		40	33
CVS Health Corp. 5.125% 2/21/2030		50	51
CVS Health Corp. 5.25% 2/21/2033		23	23
CVS Health Corp. 5.30% 6/1/2033		24	25
CVS Health Corp. 5.625% 2/21/2053		55	56
Elevance Health, Inc. 4.75% 2/15/2033		16	16
Eli Lilly and Co. 5.00% 2/27/2026		35	35
Eli Lilly and Co. 4.875% 2/27/2053		23	24
Eli Lilly and Co. 4.95% 2/27/2063		14	14
Gilead Sciences, Inc. 1.65% 10/1/2030		8	7
HCA, Inc. 2.375% 7/15/2031		18	15
Humana, Inc. 3.70% 3/23/2029		12	12

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Merck & Co., Inc. 1.70% 6/10/2027	USD	118	$108
Merck & Co., Inc. 3.40% 3/7/2029		110	106
Merck & Co., Inc. 4.50% 5/17/2033		35	35
Merck & Co., Inc. 4.90% 5/17/2044		35	35
Merck & Co., Inc. 5.00% 5/17/2053		18	18
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		40	35
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		13	13
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		12	12
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	7
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		270	260
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		551	550
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		650	602
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		300	203
Zoetis, Inc. 5.60% 11/16/2032		25	27
			4,038

Financials 0.32%
AerCap Ireland Capital DAC 5.75% 6/6/2028		150	154
AerCap Ireland Capital DAC 3.30% 1/30/2032		150	131
American Express Co. 4.90% 2/13/2026		28	28
American International Group, Inc. 5.125% 3/27/2033		17	17
Aon Corp. 5.35% 2/28/2033		21	21
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028)[9]		31	32
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[9]		231	188
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[9]		118	118
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,9]		200	204
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[9]		15	15
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[9]		40	42
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[9]		35	30
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[9]		50	52
Corebridge Financial, Inc. 3.85% 4/5/2029		180	170
Corebridge Financial, Inc. 3.90% 4/5/2032		32	29
Corebridge Financial, Inc. 4.35% 4/5/2042		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052		49	41
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[2,9]		200	194
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[9]		150	157
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[9]		150	158
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[9]		5	5
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[9]		111	95
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	18
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	16
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[9]		78	77
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[9]		40	40
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[9]		35	37
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[9]		259	211
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[9]		17	15
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[9]		55	60
Mastercard, Inc. 4.875% 3/9/2028		31	32
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[9]		25	25
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[9]		20	19
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[9]		35	35
Nasdaq, Inc. 5.35% 6/28/2028		20	21
Nasdaq, Inc. 5.55% 2/15/2034		17	18
Nasdaq, Inc. 5.95% 8/15/2053		8	9
Nasdaq, Inc. 6.10% 6/28/2063		11	12
Navient Corp. 5.00% 3/15/2027		150	145
New York Life Global Funding 3.00% 1/10/2028[2]		150	141

124	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
PNC Financial Services Group, Inc. 5.812% 6/12/2026 (USD-SOFR + 1.322% on 6/12/2025)[9]	USD	35	$35
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[9]		50	51
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[9]		87	97
Royal Bank of Canada 5.00% 2/1/2033		30	30
State Street Corp. 4.857% 1/26/2026 (USD-SOFR + 0.604% on 1/26/2025)[9]		15	15
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[9,12]		38	—	[4]
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[9]		10	10
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[9]		70	72
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[9]		17	17
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[2,9]		200	209
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[2,9]		374	349
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[9]		45	45
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[9]		84	86
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[9]		104	113
			3,947

Consumer discretionary 0.27%
Advance Auto Parts, Inc. 3.90% 4/15/2030		18	16
Advance Auto Parts, Inc. 3.50% 3/15/2032		12	10
BMW US Capital, LLC 4.15% 4/9/2030[2]		290	284
BMW US Capital, LLC 3.70% 4/1/2032[2]		25	23
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		175	169
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		150	151
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		150	125
Ford Motor Co. 4.75% 1/15/2043		130	107
Ford Motor Co. 5.291% 12/8/2046		120	106
Ford Motor Credit Co., LLC 2.30% 2/10/2025		200	192
Ford Motor Credit Co., LLC 5.125% 6/16/2025		695	687
Ford Motor Credit Co., LLC 2.70% 8/10/2026		306	284
Ford Motor Credit Co., LLC 4.95% 5/28/2027		604	590
Ford Motor Credit Co., LLC 6.798% 11/7/2028		200	209
Grand Canyon University 4.125% 10/1/2024		200	189
McDonald’s Corp. 3.60% 7/1/2030		12	11
McDonald’s Corp. 4.60% 9/9/2032		3	3
McDonald’s Corp. 4.95% 8/14/2033		3	3
McDonald’s Corp. 5.15% 9/9/2052		10	10
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			3,401

Energy 0.23%
Apache Corp. 4.25% 1/15/2030		385	360
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	345
Cenovus Energy, Inc. 5.40% 6/15/2047		44	42
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[2]		9	9
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[2]		5	5
ConocoPhillips Co. 5.30% 5/15/2053		25	26
Enbridge, Inc. 6.70% 11/15/2053		37	43
Energy Transfer, LP 6.10% 12/1/2028		41	43
Energy Transfer, LP 6.40% 12/1/2030		34	36
Energy Transfer, LP 6.55% 12/1/2033		30	33
Equinor ASA 2.375% 5/22/2030		365	326
Exxon Mobil Corp. 2.995% 8/16/2039		200	161
Exxon Mobil Corp. 3.452% 4/15/2051		25	20
Kinder Morgan, Inc. 5.20% 6/1/2033		27	27

American Funds Insurance Series	125

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Kinder Morgan, Inc. 5.45% 8/1/2052	USD	11	$10
MPLX, LP 4.95% 9/1/2032		20	20
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		80	77
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		80	81
ONEOK, Inc. 5.55% 11/1/2026		15	15
ONEOK, Inc. 5.65% 11/1/2028		19	20
ONEOK, Inc. 3.10% 3/15/2030		42	38
ONEOK, Inc. 5.80% 11/1/2030		11	11
ONEOK, Inc. 6.05% 9/1/2033		88	93
ONEOK, Inc. 7.15% 1/15/2051		97	112
ONEOK, Inc. 6.625% 9/1/2053		91	102
Petroleos Mexicanos 6.50% 1/23/2029		20	18
Petroleos Mexicanos 8.75% 6/2/2029		177	172
Shell International Finance BV 2.00% 11/7/2024		420	409
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		150	143
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[9,13]		108	102
Williams Companies, Inc. 5.30% 8/15/2052		40	39
			2,938

Communication services 0.20%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	66
AT&T, Inc. 3.50% 6/1/2041	USD	75	60
CCO Holdings, LLC 4.75% 2/1/2032[2]		25	22
CCO Holdings, LLC 4.25% 1/15/2034[2]		175	142
Charter Communications Operating, LLC 3.70% 4/1/2051		25	16
Meta Platforms, Inc. 3.85% 8/15/2032		135	129
Meta Platforms, Inc. 4.45% 8/15/2052		75	69
Netflix, Inc. 4.875% 4/15/2028		150	152
SBA Tower Trust 1.631% 11/15/2026[2]		253	226
Sprint Capital Corp. 6.875% 11/15/2028		325	352
Sprint Capital Corp. 8.75% 3/15/2032		90	111
T-Mobile USA, Inc. 3.875% 4/15/2030		625	593
T-Mobile USA, Inc. 2.55% 2/15/2031		203	175
T-Mobile USA, Inc. 6.00% 6/15/2054		69	76
Verizon Communications, Inc. 1.75% 1/20/2031		142	117
Walt Disney Co. (The) 4.625% 3/23/2040		120	117
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		47	41
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		88	76
			2,540

Utilities 0.19%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	36
Consumers Energy Co. 4.625% 5/15/2033		50	50
DTE Energy Co. 3.00% 3/1/2032		42	37
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	128
Edison International 5.25% 11/15/2028		55	55
Edison International 6.95% 11/15/2029		25	27
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,9]		200	224
FirstEnergy Corp. 2.65% 3/1/2030		493	426
FirstEnergy Corp. 2.25% 9/1/2030		107	90
Florida Power & Light Co. 5.05% 4/1/2028		70	72
Florida Power & Light Co. 5.10% 4/1/2033		35	36
NiSource, Inc. 5.40% 6/30/2033		25	26
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]		25	27
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	92
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	98

126	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.65% 8/1/2028	USD	284	$273
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	310
Pacific Gas and Electric Co. 6.40% 6/15/2033		50	53
PacifiCorp 5.50% 5/15/2054		50	49
Southern California Edison Co. 3.60% 2/1/2045		206	160
Union Electric Co. 3.90% 4/1/2052		25	21
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,342

Consumer staples 0.10%
7-Eleven, Inc. 0.80% 2/10/2024[2]		50	50
7-Eleven, Inc. 1.30% 2/10/2028[2]		14	12
Altria Group, Inc. 3.70% 2/4/2051		5	3
BAT Capital Corp. 4.70% 4/2/2027		105	104
BAT Capital Corp. 6.343% 8/2/2030		9	9
BAT Capital Corp. 6.421% 8/2/2033		38	40
BAT Capital Corp. 7.079% 8/2/2043		31	33
BAT Capital Corp. 4.54% 8/15/2047		82	63
BAT Capital Corp. 4.758% 9/6/2049		121	96
BAT Capital Corp. 7.081% 8/2/2053		69	74
BAT International Finance PLC 4.448% 3/16/2028		150	148
Constellation Brands, Inc. 5.00% 2/2/2026		50	50
H.J. Heinz Co. 4.875% 10/1/2049		235	223
J. M. Smucker Co. (The) 6.20% 11/15/2033		22	24
J. M. Smucker Co. (The) 6.50% 11/15/2043		6	7
J. M. Smucker Co. (The) 6.50% 11/15/2053		21	24
Philip Morris International, Inc. 5.125% 11/17/2027		43	44
Philip Morris International, Inc. 5.625% 11/17/2029		23	24
Philip Morris International, Inc. 5.125% 2/15/2030		56	57
Philip Morris International, Inc. 5.50% 9/7/2030		70	73
Philip Morris International, Inc. 5.75% 11/17/2032		16	17
Philip Morris International, Inc. 5.375% 2/15/2033		55	56
Philip Morris International, Inc. 5.625% 9/7/2033		30	31
			1,262

Industrials 0.09%
Boeing Co. 2.75% 2/1/2026		91	87
Boeing Co. 3.625% 2/1/2031		280	260
Boeing Co. 5.805% 5/1/2050		95	98
Canadian Pacific Railway Co. 3.10% 12/2/2051		102	74
Carrier Global Corp. 2.722% 2/15/2030		9	8
Carrier Global Corp. 2.70% 2/15/2031		9	8
Carrier Global Corp. 5.90% 3/15/2034[2]		40	43
Carrier Global Corp. 3.577% 4/5/2050		8	6
Carrier Global Corp. 6.20% 3/15/2054[2]		49	57
CSX Corp. 4.75% 11/15/2048		50	48
CSX Corp. 4.50% 11/15/2052		35	33
L3Harris Technologies, Inc. 5.40% 7/31/2033		15	16
L3Harris Technologies, Inc. 5.60% 7/31/2053		13	14
Lockheed Martin Corp. 5.10% 11/15/2027		19	20
Moog, Inc. 4.25% 12/9/2027[2]		55	52
Norfolk Southern Corp. 5.35% 8/1/2054		51	53
Northrop Grumman Corp. 4.95% 3/15/2053		21	21
Republic Services, Inc. 5.00% 4/1/2034		13	13
RTX Corp. 6.00% 3/15/2031		35	37
RTX Corp. 6.10% 3/15/2034		27	29
RTX Corp. 6.40% 3/15/2054		22	25

American Funds Insurance Series	127

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Union Pacific Corp. 2.80% 2/14/2032	USD	17	$15
Union Pacific Corp. 3.50% 2/14/2053		20	16
Waste Management, Inc. 4.625% 2/15/2030		60	61
			1,094

Information technology 0.06%
Broadcom, Inc. 4.00% 4/15/2029[2]		3	3
Broadcom, Inc. 4.15% 4/15/2032[2]		11	10
Broadcom, Inc. 3.137% 11/15/2035[2]		2	2
Broadcom, Inc. 3.75% 2/15/2051[2]		91	72
Lenovo Group, Ltd. 5.875% 4/24/2025		400	402
Oracle Corp. 3.60% 4/1/2050		150	111
ServiceNow, Inc. 1.40% 9/1/2030		130	107
			707

Materials 0.04%
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		35	35
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		35	36
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		16	16
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		7	7
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		15	16
Celanese US Holdings, LLC 6.35% 11/15/2028		36	38
Celanese US Holdings, LLC 6.55% 11/15/2030		27	29
Celanese US Holdings, LLC 6.379% 7/15/2032		10	11
Celanese US Holdings, LLC 6.70% 11/15/2033		23	25
Dow Chemical Co. (The) 3.60% 11/15/2050		75	58
EIDP, Inc. 4.80% 5/15/2033		27	27
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]		6	4
LYB International Finance III, LLC 3.625% 4/1/2051		102	74
NOVA Chemicals Corp. 8.50% 11/15/2028[2]		10	11
Nutrien, Ltd. 5.90% 11/7/2024		84	84
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		10	9
			480

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Boston Properties, LP 2.45% 10/1/2033		7	5
Boston Properties, LP 6.50% 1/15/2034		38	40
Crown Castle, Inc. 5.00% 1/11/2028		54	54
Equinix, Inc. 1.55% 3/15/2028		25	22
Equinix, Inc. 3.20% 11/18/2029		144	133
Equinix, Inc. 2.50% 5/15/2031		47	40
			304

Total corporate bonds, notes & loans			23,053

Asset-backed obligations 0.79%
ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[2,6]		29	29
ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[2,6]		100	100
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,6]		13	12
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[2,6]		100	101
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[6]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,6]		83	82
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,6]		85	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,6]		100	98
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,7]		32	32
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,6]		197	184

128	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,6]	USD	100	$95
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,6]		339	347
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[2,6]		35	34
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,7]		24	25
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,6]		351	324
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,6]		87	75
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,6]		90	82
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,6]		90	74
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,6]		316	283
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,6]		489	481
CPS Auto Receivables Trust, Series 2023-A, Class A, 5.54% 3/16/2026[2,6]		40	40
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[6]		326	324
DriveTime Auto Owner Trust, Series 2023-1, Class A, 5.48% 4/15/2027[2,6]		45	44
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[6]		213	214
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,6]		131	126
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,7]		6	6
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[2,6]		176	177
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,6]		181	185
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[2,6]		188	189
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,6]		431	390
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,6]		77	68
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,6]		113	107
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,6]		422	389
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,7]		23	23
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[2,6]		285	290
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,6]		184	192
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028[6]		25	25
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028[6]		48	48
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,6]		247	238
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,6]		100	96
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,6]		268	243
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,6]		100	90
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,6]		100	90
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,7]		24	24
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027[6]		28	28
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028[6]		28	28
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[2,6]		18	18
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,6]		70	70
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[2,6]		38	33
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,6]		120	104
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,6]		166	151
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,6]		332	301
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[2,6,7]		169	166
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,6]		935	820
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[2,6]		100	98
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[2,6]		100	93
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,6]		100	98

American Funds Insurance Series	129

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,6]	USD	175	$176
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[6]		134	134
Santander Drive Auto Receivables Trust, Series 2023-1, Class A2, 5.36% 5/15/2026[6]		21	21
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[2,6]		66	66
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[2,6]		57	50
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,6]		139	128
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,6,7]		335	309
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,7]		10	11
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[6,9]		451	451
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]		1	1
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[2,6]		45	45
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[2,6]		80	80
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[2,6]		100	100
			9,837

Bonds & notes of governments & government agencies outside the U.S. 0.06%
Peru (Republic of) 2.783% 1/23/2031		190	166
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	203
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	194
United Mexican States 3.25% 4/16/2030		200	181
			762

Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	13

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	223

Total municipals			236

Total bonds, notes & other debt instruments (cost: $211,777,000)			209,087

Investment funds 2.80%	Shares
Capital Group Central Corporate Bond Fund[14]		4,123,855	34,970

Total Investment funds (cost: $38,724,000)			34,970

Short-term securities 8.63%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[14,15]		917,878	91,779

130	American Funds Insurance Series

Capital Income Builder (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 1.29%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[15,16]	8,238,251	$8,238
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[15,16]	7,897,883	7,898
Capital Group Central Cash Fund 5.44%[14,15,16]	587	59
		16,195

Total short-term securities (cost: $107,970,000)		107,974
Total investment securities 104.71% (cost: $1,121,427,000)		1,310,143
Other assets less liabilities (4.71)%		(58,874)

Net assets 100.00%		$1,251,269

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	233	4/3/2024	USD	47,978	$476
5 Year U.S. Treasury Note Futures	Long	418	4/3/2024		45,468	1,038
10 Year U.S. Treasury Note Futures	Long	30	3/28/2024		3,387	111
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024		1,062	47
20 Year U.S. Treasury Bond Futures	Long	13	3/28/2024		1,624	76
30 Year Ultra U.S. Treasury Bond Futures	Long	56	3/28/2024		7,481	708
						$2,456

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD4,037	$(1)	$—	$(1)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD8,100	(2)	—	(2)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD5,914	(2)	—	(2)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	(41)	—	(41)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,600	(45)	—	(45)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,635	(45)	—	(45)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD898	(7)	—	(7)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,100	(34)	—	(34)
SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	183	—	183
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	48	—	48
						$54	$—	$54

American Funds Insurance Series	131

Capital Income Builder (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	USD6,088		$355		$(25)	$380

Investments in affiliates14

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 2.80%
Capital Group Central Corporate Bond Fund	$28,059	$8,969	$3,252		$(735)	$1,929	$34,970	$1,338
Short-term securities 7.35%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[15]	77,952	231,552	217,725		7	(7)	91,779	4,771
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[15,16]	1,712		1,653	[19]			59	—	[20]
Total short-term securities							91,838
Total 10.15%					$(728)	$1,922	$126,808	$6,109

[1]	All or a portion of this security was on loan. The total value of all such securities was $17,090,000, which represented 1.37% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,845,000, which represented 1.83% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Security did not produce income during the last 12 months.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Purchased on a TBA basis.
[9]	Step bond; coupon rate may change at a later date.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,208,000, which represented .18% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Scheduled interest and/or principal payment was not received.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Rate represents the seven-day yield at 12/31/2023.
[16]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[19]	Represents net activity. Refer to Note 5 for more information on securities lending.
[20]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

132	American Funds Insurance Series

Capital Income Builder (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts
Assn. = Association
CAD = Canadian dollars
CDI = CREST Depository Interest
CME = CME Group
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
G.O. = General Obligation
GBP = British pounds
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	133

Asset Allocation Fund

Investment portfolio December 31, 2023

Common stocks 63.95%	Shares	Value (000)
Information technology 13.69%
Broadcom, Inc.	1,116,318	$1,246,090
Microsoft Corp.	2,642,840	993,814
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,470,426	360,924
ASML Holding NV (ADR)	449,711	340,395
Oracle Corp.	1,297,246	136,769
Apple, Inc.	604,712	116,425
TE Connectivity, Ltd.	656,000	92,168
Salesforce, Inc.[1]	268,387	70,623
Applied Materials, Inc.	426,300	69,090
Synopsys, Inc.[1]	90,490	46,594
MicroStrategy, Inc., Class A1	43,100	27,223
Diebold Nixdorf, Inc.[1,2]	532,940	15,429
		3,515,544

Health care 10.03%
UnitedHealth Group, Inc.	1,030,396	542,473
Eli Lilly and Co.	717,860	418,455
Vertex Pharmaceuticals, Inc.[1]	940,945	382,861
Gilead Sciences, Inc.	4,559,000	369,325
Thermo Fisher Scientific, Inc.	300,000	159,237
Regeneron Pharmaceuticals, Inc.[1]	150,000	131,743
Pfizer, Inc.	3,857,635	111,061
Novo Nordisk AS, Class B	929,600	96,153
AstraZeneca PLC	461,000	62,089
AstraZeneca PLC (ADR)	190,000	12,796
Alnylam Pharmaceuticals, Inc.[1]	261,834	50,118
Centene Corp.[1]	675,000	50,092
CVS Health Corp.	506,300	39,977
Cooper Companies, Inc.	99,300	37,579
Danaher Corp.	95,660	22,130
Catalent, Inc.[1]	488,000	21,926
Rotech Healthcare, Inc.[1,3,4]	184,138	19,334
AbCellera Biologics, Inc.[1,5]	2,871,293	16,395
Illumina, Inc.[1]	104,134	14,500
Biogen, Inc.[1]	34,200	8,850
Zoetis, Inc., Class A	42,300	8,349
		2,575,443

Financials 8.38%
Apollo Asset Management, Inc.	2,630,627	245,148
Aon PLC, Class A	735,000	213,900
JPMorgan Chase & Co.	1,179,000	200,548
Synchrony Financial	4,100,000	156,579
Capital One Financial Corp.	1,070,000	140,298
Ares Management Corp., Class A	1,015,403	120,752
Mastercard, Inc., Class A	272,177	116,086
Blue Owl Capital, Inc., Class A	7,085,161	105,569
Blackstone, Inc.	737,500	96,553
Arthur J. Gallagher & Co.	427,724	96,186
Intercontinental Exchange, Inc.	719,487	92,404
CME Group, Inc., Class A	361,000	76,027
Wells Fargo & Co.	1,517,000	74,667
Discover Financial Services	600,000	67,440
Nasdaq, Inc.	962,300	55,948
London Stock Exchange Group PLC	460,314	54,415
Brookfield Corp., Class A	1,260,000	50,551
Fifth Third Bancorp	1,217,000	41,974
Visa, Inc., Class A	146,264	38,080
Carlyle Group, Inc. (The)	814,688	33,150
KKR & Co., Inc.	261,000	21,624
RenaissanceRe Holdings, Ltd.	97,535	19,117
Fiserv, Inc.[1]	115,266	15,312

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	30,100	$11,612
Islandsbanki hf.	9,555,235	7,797
Sberbank of Russia PJSC[3]	8,880,000	—	[6]
		2,151,737

Industrials 7.07%
Boeing Co.[1]	1,313,000	342,246
L3Harris Technologies, Inc.	1,351,500	284,653
Caterpillar, Inc.	618,000	182,724
Northrop Grumman Corp.	310,000	145,123
Southwest Airlines Co.	4,023,000	116,184
CSX Corp.	2,693,817	93,395
Airbus SE, non-registered shares	537,469	82,963
TransDigm Group, Inc.	74,424	75,287
Huntington Ingalls Industries, Inc.	284,500	73,868
Union Pacific Corp.	279,386	68,623
Deere & Co.	150,000	59,980
Republic Services, Inc.	340,689	56,183
Safran SA	312,100	55,056
Lockheed Martin Corp.	91,466	41,456
Cintas Corp.	64,200	38,691
Carrier Global Corp.	587,000	33,723
Quanta Services, Inc.	152,260	32,858
Copart, Inc.[1]	464,000	22,736
Veralto Corp.	126,099	10,373
		1,816,122

Consumer discretionary 7.03%
Home Depot, Inc.	1,607,300	557,010
Booking Holdings, Inc.[1]	107,243	380,415
LVMH Moët Hennessy-Louis Vuitton SE	226,125	183,416
General Motors Co.	4,000,000	143,680
D.R. Horton, Inc.	870,000	132,223
Darden Restaurants, Inc.	601,084	98,758
Royal Caribbean Cruises, Ltd.[1]	734,400	95,097
Tractor Supply Co.	218,000	46,877
Compagnie Financière Richemont SA, Class A	329,286	45,419
YUM! Brands, Inc.	277,000	36,193
Marriott International, Inc., Class A	112,000	25,257
Moncler SpA	395,000	24,358
Restaurant Brands International, Inc.	271,440	21,208
Advance Auto Parts, Inc.	249,443	15,223
Party City Holdco, Inc.[1,3]	68,158	1,557
Party City Holdco, Inc.[1,2,3]	681	15
		1,806,706

Communication services 5.54%
Meta Platforms, Inc., Class A1	1,506,000	533,064
Alphabet, Inc., Class C1	3,009,502	424,129
Alphabet, Inc., Class A1	531,770	74,283
Comcast Corp., Class A	5,301,533	232,472
Take-Two Interactive Software, Inc.[1]	550,000	88,523
Charter Communications, Inc., Class A1	184,000	71,517
		1,423,988

Consumer staples 4.15%
Philip Morris International, Inc.	3,727,171	350,652
Constellation Brands, Inc., Class A	663,689	160,447
Altria Group, Inc.	2,838,200	114,493
Archer Daniels Midland Co.	1,200,000	86,664
Target Corp.	500,000	71,210
Nestlé SA	516,000	59,720

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Costco Wholesale Corp.	89,700	$59,209
British American Tobacco PLC	1,080,000	31,517
British American Tobacco PLC (ADR)[5]	882,000	25,834
Dollar Tree Stores, Inc.[1]	287,000	40,768
Mondelez International, Inc., Class A	440,000	31,869
Dollar General Corp.	125,000	16,994
Procter & Gamble Co.	105,500	15,460
		1,064,837

Materials 3.93%
Royal Gold, Inc.	1,405,000	169,949
Franco-Nevada Corp.	1,495,000	165,595
Linde PLC	334,791	137,502
Lundin Mining Corp.	14,980,000	122,549
ATI, Inc.[1]	1,964,000	89,303
Wheaton Precious Metals Corp.	1,780,000	87,825
Nucor Corp.	500,000	87,020
Mosaic Co.	1,381,012	49,344
First Quantum Minerals, Ltd.	5,805,000	47,533
Celanese Corp.	160,000	24,859
Corteva, Inc.	511,606	24,516
Venator Materials PLC[1,3]	563,403,768	2,890
		1,008,885

Energy 3.41%
Canadian Natural Resources, Ltd. (CAD denominated)	6,940,400	454,697
ConocoPhillips	1,324,000	153,677
Halliburton Co.	2,534,613	91,626
Schlumberger NV	833,500	43,376
Noble Corp. PLC, Class A	611,675	29,458
Exxon Mobil Corp.	233,835	23,379
EOG Resources, Inc.	174,000	21,045
TechnipFMC PLC	902,000	18,166
Cenovus Energy, Inc. (CAD denominated)	928,000	15,464
New Fortress Energy, Inc., Class A	408,780	15,423
TC Energy Corp. (CAD denominated)[5]	205,000	8,008
Altera Infrastructure, LP1,3	16,130	1,487
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	67
Bighorn Permian Resources, LLC[3]	4,392	—	[6]
		875,873

Real estate 0.60%
Extra Space Storage, Inc. REIT	655,530	105,101
Crown Castle, Inc. REIT	435,600	50,177
		155,278

Utilities 0.12%
Constellation Energy Corp.	138,666	16,209
FirstEnergy Corp.	400,000	14,664
		30,873

Total common stocks (cost: $10,347,476,000)		16,425,286

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,2,3]	450	697

Total preferred securities (cost: $465,000)		697

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Rights & warrants 0.00%	Shares			Value (000)
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4		$—	[6]

Total rights & warrants (cost: $0)				—	[6]

Convertible stocks 0.17%
Health care 0.17%
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3,4]		4,955,500		43,608

Total convertible stocks (cost: $50,000,000)				43,608

Convertible bonds & notes 0.01%	Principal amount (000)
Communication services 0.01%
DISH Network Corp., convertible notes, 3.375% 8/15/2026	USD	4,000		2,140

Total convertible bonds & notes (cost: $2,482,000)				2,140

Bonds, notes & other debt instruments 25.97%
Mortgage-backed obligations 9.23%
Federal agency mortgage-backed obligations 8.62%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[7]		1		1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[7]		—	[6]	—	[6]
Fannie Mae Pool #AH0829 4.00% 1/1/2026[7]		1		1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[7]		107		105
Fannie Mae Pool #AH5618 4.00% 2/1/2026[7]		1		1
Fannie Mae Pool #890329 4.00% 4/1/2026[7]		14		14
Fannie Mae Pool #MA1109 4.00% 5/1/2027[7]		1		1
Fannie Mae Pool #MA3653 3.00% 3/1/2029[7]		10		10
Fannie Mae Pool #AL8347 4.00% 3/1/2029[7]		88		87
Fannie Mae Pool #254767 5.50% 6/1/2033[7]		174		179
Fannie Mae Pool #555956 5.50% 12/1/2033[7]		111		114
Fannie Mae Pool #BN1085 4.00% 1/1/2034[7]		355		351
Fannie Mae Pool #929185 5.50% 1/1/2036[7]		352		362
Fannie Mae Pool #893641 6.00% 9/1/2036[7]		559		582
Fannie Mae Pool #893688 6.00% 10/1/2036[7]		142		149
Fannie Mae Pool #AS8554 3.00% 12/1/2036[7]		5,393		5,025
Fannie Mae Pool #907239 6.00% 12/1/2036[7]		31		32
Fannie Mae Pool #928031 6.00% 1/1/2037[7]		53		55
Fannie Mae Pool #888292 6.00% 3/1/2037[7]		477		498
Fannie Mae Pool #AD0249 5.50% 4/1/2037[7]		92		95
Fannie Mae Pool #190379 5.50% 5/1/2037[7]		48		49
Fannie Mae Pool #924952 6.00% 8/1/2037[7]		705		736
Fannie Mae Pool #888637 6.00% 9/1/2037[7]		8		9
Fannie Mae Pool #995674 6.00% 5/1/2038[7]		273		286
Fannie Mae Pool #AD0119 6.00% 7/1/2038[7]		846		884
Fannie Mae Pool #995224 6.00% 9/1/2038[7]		7		7
Fannie Mae Pool #AE0021 6.00% 10/1/2038[7]		260		271
Fannie Mae Pool #AL7164 6.00% 10/1/2038[7]		180		187
Fannie Mae Pool #889983 6.00% 10/1/2038[7]		16		16
Fannie Mae Pool #AD0095 6.00% 11/1/2038[7]		600		627
Fannie Mae Pool #AB0538 6.00% 11/1/2038[7]		100		105
Fannie Mae Pool #995391 6.00% 11/1/2038[7]		12		12
Fannie Mae Pool #AD0833 6.00% 1/1/2039[7]		—	[6]	—	[6]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[7]		55		57
Fannie Mae Pool #AL0013 6.00% 4/1/2040[7]		162		169
Fannie Mae Pool #AL7228 6.00% 4/1/2041[7]		210		219
Fannie Mae Pool #AB4536 6.00% 6/1/2041[7]		370		386
Fannie Mae Pool #MA4387 2.00% 7/1/2041[7]		7,039		6,032
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		8,108		6,934

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS0305 1.50% 1/1/2042[7]	USD	21,193	$17,576
Fannie Mae Pool #MA4520 2.00% 1/1/2042[7]		13,781	11,786
Fannie Mae Pool #AP2131 3.50% 8/1/2042[7]		2,810	2,648
Fannie Mae Pool #AU8813 4.00% 11/1/2043[7]		1,942	1,890
Fannie Mae Pool #AU9348 4.00% 11/1/2043[7]		1,098	1,069
Fannie Mae Pool #AU9350 4.00% 11/1/2043[7]		923	899
Fannie Mae Pool #AL8773 3.50% 2/1/2045[7]		4,855	4,587
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		8,026	7,494
Fannie Mae Pool #AL8354 3.50% 10/1/2045[7]		1,198	1,122
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		2,526	2,372
Fannie Mae Pool #BC7611 4.00% 5/1/2046[7]		111	106
Fannie Mae Pool #AS8310 3.00% 11/1/2046[7]		339	310
Fannie Mae Pool #BD9307 4.00% 11/1/2046[7]		1,289	1,243
Fannie Mae Pool #BD9699 3.50% 12/1/2046[7]		1,442	1,347
Fannie Mae Pool #BE1290 3.50% 2/1/2047[7]		1,919	1,792
Fannie Mae Pool #BM1179 3.00% 4/1/2047[7]		428	390
Fannie Mae Pool #256975 7.00% 10/1/2047[7]		2	2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		1,394	1,302
Fannie Mae Pool #257036 7.00% 11/1/2047[7]		6	6
Fannie Mae Pool #MA3211 4.00% 12/1/2047[7]		2,408	2,326
Fannie Mae Pool #MA3277 4.00% 2/1/2048[7]		10	9
Fannie Mae Pool #BK5255 4.00% 5/1/2048[7]		10	9
Fannie Mae Pool #FM3278 3.50% 11/1/2048[7]		15,369	14,349
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		2,090	1,943
Fannie Mae Pool #CA4756 3.00% 12/1/2049[7]		1,603	1,445
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		5,176	4,477
Fannie Mae Pool #CA6593 2.50% 8/1/2050[7]		11,703	10,129
Fannie Mae Pool #CA7052 3.00% 9/1/2050[7]		363	324
Fannie Mae Pool #CA7737 2.50% 11/1/2050[7]		9,499	8,114
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		1,481	1,282
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		13,332	12,090
Fannie Mae Pool #MA4237 2.00% 1/1/2051[7]		6,339	5,215
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		3,755	3,238
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		4,564	3,748
Fannie Mae Pool #CB0191 3.00% 4/1/2051[7]		5,156	4,606
Fannie Mae Pool #CB0193 3.00% 4/1/2051[7]		620	554
Fannie Mae Pool #FM7909 3.00% 6/1/2051[7]		485	433
Fannie Mae Pool #FM8453 3.00% 8/1/2051[7]		4,511	4,055
Fannie Mae Pool #CB1304 3.00% 8/1/2051[7]		81	73
Fannie Mae Pool #CB1810 3.00% 10/1/2051[7]		155	137
Fannie Mae Pool #CB2078 3.00% 11/1/2051[7]		9,079	8,101
Fannie Mae Pool #CB2286 2.50% 12/1/2051[7]		16,170	13,898
Fannie Mae Pool #CB2375 2.50% 12/1/2051[7]		7,477	6,426
Fannie Mae Pool #CB2319 2.50% 12/1/2051[7]		183	158
Fannie Mae Pool #BT9483 2.50% 12/1/2051[7]		88	76
Fannie Mae Pool #CB2372 2.50% 12/1/2051[7]		87	75
Fannie Mae Pool #BT9510 2.50% 12/1/2051[7]		87	75
Fannie Mae Pool #FS0182 3.00% 1/1/2052[7]		11,836	10,565
Fannie Mae Pool #BV3076 2.00% 2/1/2052[7]		8,141	6,665
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		61,935	55,889
Fannie Mae Pool #BW2918 4.50% 6/1/2052[7]		5,687	5,517
Fannie Mae Pool #BW1192 4.50% 9/1/2052[7]		713	692
Fannie Mae Pool #CB4852 4.50% 10/1/2052[7]		11,860	11,504
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		920	894
Fannie Mae Pool #FS5554 4.50% 11/1/2052[7]		3,307	3,208
Fannie Mae Pool #MA4842 5.50% 12/1/2052[7]		2,737	2,754
Fannie Mae Pool #MA4919 5.50% 2/1/2053[7]		1,166	1,172
Fannie Mae Pool #FS4563 5.00% 5/1/2053[7]		841	833
Fannie Mae Pool #MA5010 5.50% 5/1/2053[7]		199	200
Fannie Mae Pool #MA5038 5.00% 6/1/2053[7]		50,001	49,486
Fannie Mae Pool #MA5039 5.50% 6/1/2053[7]		708	711

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB6491 6.50% 6/1/2053[7]	USD	1,655	$1,704
Fannie Mae Pool #CB6490 6.50% 6/1/2053[7]		576	591
Fannie Mae Pool #CB6468 6.50% 6/1/2053[7]		416	428
Fannie Mae Pool #MA5071 5.00% 7/1/2053[7]		3,838	3,798
Fannie Mae Pool #MA5072 5.50% 7/1/2053[7]		2,646	2,658
Fannie Mae Pool #MA5139 6.00% 9/1/2053[7]		25,023	25,414
Fannie Mae Pool #MA5165 5.50% 10/1/2053[7]		2,050	2,059
Fannie Mae Pool #BM6736 4.50% 11/1/2059[7]		10,738	10,472
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		3,804	3,266
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		22	24
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[7]		69	71
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[7]		33	28
Freddie Mac Pool #C91912 3.00% 2/1/2037[7]		9,837	9,176
Freddie Mac Pool #G03978 5.00% 3/1/2038[7]		391	398
Freddie Mac Pool #G04553 6.50% 9/1/2038[7]		43	45
Freddie Mac Pool #G08347 4.50% 6/1/2039[7]		59	59
Freddie Mac Pool #RB5071 2.00% 9/1/2040[7]		23,264	20,036
Freddie Mac Pool #C03518 5.00% 9/1/2040[7]		518	527
Freddie Mac Pool #Q05807 4.00% 1/1/2042[7]		1,476	1,440
Freddie Mac Pool #Q23185 4.00% 11/1/2043[7]		1,096	1,068
Freddie Mac Pool #Q23190 4.00% 11/1/2043[7]		724	706
Freddie Mac Pool #760014 2.71% 8/1/2045[7,8]		162	156
Freddie Mac Pool #Q37988 4.00% 12/1/2045[7]		5,032	4,862
Freddie Mac Pool #G60344 4.00% 12/1/2045[7]		4,426	4,276
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		3,971	3,657
Freddie Mac Pool #Q41090 4.50% 6/1/2046[7]		199	198
Freddie Mac Pool #Q41909 4.50% 7/1/2046[7]		203	202
Freddie Mac Pool #760015 2.597% 1/1/2047[7,8]		402	383
Freddie Mac Pool #Q46021 3.50% 2/1/2047[7]		1,116	1,044
Freddie Mac Pool #SI2002 4.00% 3/1/2048[7]		2,112	2,035
Freddie Mac Pool #RA3384 3.00% 8/1/2050[7]		393	351
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		31,091	25,589
Freddie Mac Pool #SD7528 2.00% 11/1/2050[7]		16,585	13,813
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		28,629	23,516
Freddie Mac Pool #SD7544 3.00% 7/1/2051[7]		385	346
Freddie Mac Pool #RA5782 2.50% 9/1/2051[7]		9,569	8,244
Freddie Mac Pool #SD7545 2.50% 9/1/2051[7]		6,510	5,621
Freddie Mac Pool #RA5971 3.00% 9/1/2051[7]		6,330	5,679
Freddie Mac Pool #QC6456 3.00% 9/1/2051[7]		679	601
Freddie Mac Pool #SD0734 3.00% 10/1/2051[7]		169	152
Freddie Mac Pool #RA6483 2.50% 12/1/2051[7]		6,439	5,534
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		2,249	1,937
Freddie Mac Pool #SD0813 3.00% 1/1/2052[7]		321	287
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		1,025	945
Freddie Mac Pool #SD7554 2.50% 4/1/2052[7]		87	75
Freddie Mac Pool #SD8214 3.50% 5/1/2052[7]		51	47
Freddie Mac Pool #QE4383 4.00% 6/1/2052[7]		2,297	2,173
Freddie Mac Pool #SD7556 3.00% 8/1/2052[7]		1,327	1,188
Freddie Mac Pool #QE7976 4.50% 8/1/2052[7]		43,571	42,266
Freddie Mac Pool #QE8579 4.50% 8/1/2052[7]		192	186
Freddie Mac Pool #QF0212 4.50% 9/1/2052[7]		878	851
Freddie Mac Pool #QE9497 4.50% 9/1/2052[7]		219	212
Freddie Mac Pool #SD1608 4.50% 9/1/2052[7]		130	127
Freddie Mac Pool #RA7938 5.00% 9/1/2052[7]		1,237	1,227
Freddie Mac Pool #QF1236 4.50% 10/1/2052[7]		1,278	1,240
Freddie Mac Pool #SD2465 4.50% 10/1/2052[7]		87	84
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		6,472	6,408
Freddie Mac Pool #SD2716 5.00% 4/1/2053[7]		1,362	1,349
Freddie Mac Pool #RA8647 4.50% 5/1/2053[7]		88	86
Freddie Mac Pool #SD8329 5.00% 6/1/2053[7]		438	434
Freddie Mac Pool #SD8331 5.50% 6/1/2053[7]		3,133	3,146

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RA9294 6.50% 6/1/2053[7]	USD	771	$793
Freddie Mac Pool #RA9292 6.50% 6/1/2053[7]		666	685
Freddie Mac Pool #RA9289 6.50% 6/1/2053[7]		625	648
Freddie Mac Pool #RA9288 6.50% 6/1/2053[7]		609	633
Freddie Mac Pool #RA9287 6.50% 6/1/2053[7]		422	440
Freddie Mac Pool #RA9290 6.50% 6/1/2053[7]		321	331
Freddie Mac Pool #RA9291 6.50% 6/1/2053[7]		236	242
Freddie Mac Pool #RA9295 6.50% 6/1/2053[7]		173	181
Freddie Mac Pool #SD8341 5.00% 7/1/2053[7]		5,513	5,456
Freddie Mac Pool #SD8342 5.50% 7/1/2053[7]		9,508	9,549
Freddie Mac Pool #SD8362 5.50% 9/1/2053[7]		5,972	5,997
Freddie Mac Pool #SD8367 5.50% 10/1/2053[7]		7,573	7,607
Freddie Mac Pool #SD4053 6.00% 10/1/2053[7]		5,954	6,049
Freddie Mac Pool #SD8372 5.50% 11/1/2053[7]		26,429	26,542
Freddie Mac, Series T041, Class 3A, 4.357% 7/25/2032[7,8]		170	163
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,8]		2,418	2,211
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[7,8]		1,047	962
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[7]		4,712	4,335
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]		4,629	4,236
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]		847	747
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[7]		702	632
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		1,580	1,493
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[7]		1,808	1,615
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		8,382	7,904
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[7]		4,879	4,467
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[7]		1,921	1,832
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[7]		3,807	3,617
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[7]		2,455	2,278
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[7]		2,394	2,207
Government National Mortgage Assn. 2.50% 1/1/2054[7,9]		4,700	4,112
Government National Mortgage Assn. 3.00% 1/1/2054[7,9]		48,057	43,517
Government National Mortgage Assn. 4.00% 1/1/2054[7,9]		14,284	13,639
Government National Mortgage Assn. 2.50% 2/1/2054[7,9]		9,300	8,157
Government National Mortgage Assn. 3.00% 2/1/2054[7,9]		14,606	13,250
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[7]		427	409
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[7]		298	295
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[7]		178	174
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[7]		7,518	6,370
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[7]		75,406	63,891
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[7]		1,522	1,505
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[7]		433	428
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[7]		158	138
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[7]		13,618	11,911
Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052[7]		148	138
Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052[7]		973	851
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[7]		725	675
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		1,644	1,569

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052[7]	USD	33,999	$31,655
Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052[7]		2,488	2,178
Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053[7]		2,195	1,922
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[7]		3,224	3,146
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[7]		30,113	29,384
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[7]		2,085	1,591
Uniform Mortgage-Backed Security 2.50% 1/1/2039[7,9]		351	324
Uniform Mortgage-Backed Security 2.50% 2/1/2039[7,9]		287	264
Uniform Mortgage-Backed Security 2.00% 1/1/2054[7,9]		160,914	131,547
Uniform Mortgage-Backed Security 2.50% 1/1/2054[7,9]		253,330	215,548
Uniform Mortgage-Backed Security 3.00% 1/1/2054[7,9]		53,383	47,229
Uniform Mortgage-Backed Security 3.50% 1/1/2054[7,9]		87,799	80,556
Uniform Mortgage-Backed Security 4.00% 1/1/2054[7,9]		204,916	193,829
Uniform Mortgage-Backed Security 4.50% 1/1/2054[7,9]		95,383	92,469
Uniform Mortgage-Backed Security 5.00% 1/1/2054[7,9]		78,864	78,032
Uniform Mortgage-Backed Security 5.50% 1/1/2054[7,9]		49,170	49,385
Uniform Mortgage-Backed Security 6.00% 1/1/2054[7,9]		44,318	45,004
Uniform Mortgage-Backed Security 6.50% 1/1/2054[7,9]		29,606	30,343
Uniform Mortgage-Backed Security 2.50% 2/1/2054[7,9]		61,700	52,566
Uniform Mortgage-Backed Security 3.50% 2/1/2054[7,9]		50,493	46,374
Uniform Mortgage-Backed Security 4.50% 2/1/2054[7,9]		2,400	2,328
Uniform Mortgage-Backed Security 5.00% 2/1/2054[7,9]		45,300	44,840
Uniform Mortgage-Backed Security 5.50% 2/1/2054[7,9]		49,300	49,523
Uniform Mortgage-Backed Security 6.00% 2/1/2054[7,9]		33,000	33,509
Uniform Mortgage-Backed Security 6.50% 2/1/2054[7,9]		77,898	79,824
			2,212,790

Commercial mortgage-backed securities 0.48%
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056[7]		6,201	6,566
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[7,8]		857	913
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		2,909	2,480
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[7]		1,000	938
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[7]		2,960	2,471
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 6.065% 9/15/2034[2,7,8]		5,711	5,588
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,7,8]		4,505	4,394
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,7,8]		7,968	7,797
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[2,7,8]		5,968	5,783
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,7,8]		6,998	6,892
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[2,7,8]		1,264	1,240
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[2,7,8]		1,141	1,119
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[2,7,8]		5,254	5,185
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[2,7,8]		4,834	4,749
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,7,8]		3,606	3,656
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[7]		187	185
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[7]		4,735	4,605
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[7]		481	472
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[2,7]		3,677	3,799
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,7,8]		1,469	1,457

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[2,7,8]	USD	1,341	$1,322
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[2,7,8]		1,401	1,380
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		3,795	3,073
GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/15/2038[2,7,8]		1,355	1,320
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		2,489	2,101
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		1,964	1,655
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[2,7]		868	689
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[2,7,8]		100	67
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[2,7]		1,431	1,153
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD CME Term SOFR + 1.514%) 6.88% 10/15/2038[2,7,8]		1,326	1,318
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[2,7]		13,772	12,184
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[2,7,8]		3,644	3,608
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[7]		308	302
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[7]		234	231
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		2,194	1,817
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,7,8]		4,601	4,529
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.362% 1/15/2039[2,7,8]		10,709	10,493
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[2,7,8]		6,379	6,394
			123,925

Collateralized mortgage-backed obligations (privately originated) 0.13%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,7,8]		925	760
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[2,7,8]		865	866
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,7,8]		41	41
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		4,016	3,718
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[7]		137	133
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		1,975	2,197
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		5,994	6,681
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (30-day Average USD-SOFR + 3.414%) 8.752% 10/25/2027[7,8]		110	111
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,7,8]		738	745
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		4,017	3,634
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 11/25/2059[2,7,8]		951	952
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[7]		285	276
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,7,8]		4,040	4,026

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[2,7,8]	USD	2,661	$2,188
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[2,7]		3,101	2,946
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[2,7,10]		3,286	3,320
			32,594

Total mortgage-backed obligations			2,369,309

U.S. Treasury bonds & notes 7.76%
U.S. Treasury 7.60%
U.S. Treasury 2.50% 5/15/2024		700	693
U.S. Treasury 2.50% 5/31/2024		100,000	98,900
U.S. Treasury 4.25% 9/30/2024		880	876
U.S. Treasury 1.00% 12/15/2024		10,725	10,346
U.S. Treasury 3.875% 4/30/2025		4,250	4,213
U.S. Treasury 4.625% 6/30/2025		205,260	205,756
U.S. Treasury 4.75% 7/31/2025		71,532	71,868
U.S. Treasury 5.00% 10/31/2025		158,494	160,325
U.S. Treasury 4.875% 11/30/2025		14,279	14,430
U.S. Treasury 0.50% 2/28/2026		42,515	39,298
U.S. Treasury 3.625% 5/15/2026		1,195	1,182
U.S. Treasury 4.375% 8/15/2026		5,363	5,401
U.S. Treasury 0.75% 8/31/2026		52	48
U.S. Treasury 0.875% 9/30/2026		565	519
U.S. Treasury 1.125% 10/31/2026		471	435
U.S. Treasury 4.625% 11/15/2026		7,985	8,113
U.S. Treasury 1.125% 2/28/2027		762	698
U.S. Treasury 2.375% 5/15/2027		880	836
U.S. Treasury 2.625% 5/31/2027		96,250	92,163
U.S. Treasury 0.50% 6/30/2027		36,300	32,250
U.S. Treasury 4.125% 9/30/2027		90,000	90,608
U.S. Treasury 4.00% 2/29/2028		46,200	46,366
U.S. Treasury 3.625% 3/31/2028		10	10
U.S. Treasury 3.50% 4/30/2028		5,600	5,513
U.S. Treasury 1.25% 9/30/2028		3,142	2,785
U.S. Treasury 4.375% 11/30/2028		180,005	184,245
U.S. Treasury 2.875% 4/30/2029		50,000	47,594
U.S. Treasury 1.50% 2/15/2030		26,651	23,233
U.S. Treasury 4.00% 2/28/2030		1,598	1,607
U.S. Treasury 0.625% 5/15/2030		20,225	16,536
U.S. Treasury 4.00% 7/31/2030		100,000	100,596
U.S. Treasury 4.875% 10/31/2030		60,765	64,311
U.S. Treasury 2.875% 5/15/2032		50,000	46,363
U.S. Treasury 4.125% 11/15/2032		723	735
U.S. Treasury 3.50% 2/15/2033		29,540	28,663
U.S. Treasury 3.875% 8/15/2033		122,811	122,734
U.S. Treasury 4.50% 11/15/2033		60,699	63,758
U.S. Treasury 1.125% 5/15/2040		37,775	24,411
U.S. Treasury 1.375% 11/15/2040		27,695	18,427
U.S. Treasury 1.75% 8/15/2041		37,854	26,388
U.S. Treasury 2.00% 11/15/2041		1,181	857
U.S. Treasury 4.75% 11/15/2043		23,140	24,867
U.S. Treasury 2.50% 2/15/2046		3,755	2,823
U.S. Treasury 3.00% 5/15/2047		9,355	7,661
U.S. Treasury 3.00% 2/15/2048		336	275
U.S. Treasury 1.375% 8/15/2050		12,500	6,986
U.S. Treasury 2.25% 2/15/2052		72,025	50,062
U.S. Treasury 4.00% 11/15/2052[11]		8,369	8,278

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 2/15/2053[11]	USD	125,000	$115,733
U.S. Treasury 3.625% 5/15/2053		22,676	21,023
U.S. Treasury 4.125% 8/15/2053		48,194	48,847
			1,950,645

U.S. Treasury inflation-protected securities 0.16%
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,980	25,225
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,800	4,652
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		4,032	3,878
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		8,445	8,022
			41,777

Total U.S. Treasury bonds & notes			1,992,422

Corporate bonds, notes & loans 6.61%
Financials 1.60%
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	5,055
AerCap Ireland Capital DAC 5.75% 6/6/2028		1,371	1,404
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	4,112
AerCap Ireland Capital DAC 3.30% 1/30/2032		1,970	1,715
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,589
AG Issuer, LLC 6.25% 3/1/2028[2]		4,470	4,448
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[2]		1,072	1,128
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[2,10]		7,750	8,001
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[2]		2,100	2,020
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[2]		2,295	2,177
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,276
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[10]		4,810	4,907
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[10]		2,686	2,914
American International Group, Inc. 5.125% 3/27/2033		2,937	2,982
AmWINS Group, Inc. 4.875% 6/30/2029[2]		1,348	1,233
Aretec Group, Inc. 7.50% 4/1/2029[2]		1,250	1,127
Banco Santander, SA 2.746% 5/28/2025		1,200	1,159
Banco Santander, SA 5.147% 8/18/2025		1,400	1,392
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[10]		2,428	2,160
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[10]		2,250	2,246
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[10]		1,565	1,434
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[10]		2,500	2,609
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		2,098	2,112
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[10]		1,000	812
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]		14,535	14,576
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	487
Block, Inc. 3.50% 6/1/2031		2,325	2,069
Blue Owl Capital Corp. 4.00% 3/30/2025		102	99
Blue Owl Capital Corp. 3.40% 7/15/2026		1,290	1,200
Blue Owl Capital Corp. II 4.625% 11/26/2024[2]		512	507
Blue Owl Capital Corp. III 3.125% 4/13/2027		2,520	2,229
Blue Owl Credit Income Corp. 4.70% 2/8/2027		2,500	2,364
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[2,10]		3,062	2,835
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[2,10]		2,829	2,463
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[2,10]		400	339
BPCE SA 5.15% 7/21/2024[2]		3,710	3,679
BPCE SA 1.00% 1/20/2026[2]		3,000	2,763
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[2,10]		5,000	5,042
BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[2,10]		271	272
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,10]		1,450	1,480
Castlelake Aviation Finance DAC 5.00% 4/15/2027[2]		3,370	3,170
Chubb INA Holdings, Inc. 3.35% 5/3/2026		880	857
Chubb INA Holdings, Inc. 4.35% 11/3/2045		400	377
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[10]		8,000	8,064

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[10]	USD	3,254	$2,900
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]		1,475	1,527
CME Group, Inc. 3.75% 6/15/2028		3,425	3,353
Coinbase Global, Inc. 3.375% 10/1/2028[2]		2,625	2,218
Coinbase Global, Inc. 3.625% 10/1/2031[2]		2,875	2,225
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[2]		820	776
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[2]		715	649
Cooperatieve Rabobank UA 4.375% 8/4/2025		4,500	4,422
Corebridge Financial, Inc. 3.50% 4/4/2025		642	626
Corebridge Financial, Inc. 3.65% 4/5/2027		914	880
Corebridge Financial, Inc. 3.85% 4/5/2029		621	586
Corebridge Financial, Inc. 3.90% 4/5/2032		351	318
Corebridge Financial, Inc. 4.35% 4/5/2042		203	172
Corebridge Financial, Inc. 4.40% 4/5/2052		489	411
Crédit Agricole SA 4.375% 3/17/2025[2]		850	837
Credit Suisse AG 3.625% 9/9/2024		1,500	1,480
Credit Suisse AG 7.95% 1/9/2025		7,750	7,926
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[2,10]		6,000	5,970
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[10]		1,338	1,390
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[10]		6,650	6,108
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[10]		2,250	2,358
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[10]		750	790
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[10]		300	263
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[10]		1,645	1,693
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[2,10]		7,750	7,828
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	224
Fiserv, Inc. 3.50% 7/1/2029		471	443
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,172
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[10]		2,198	2,011
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[10]		4,000	3,710
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[10]		390	371
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[10]		2,323	1,951
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[10]		2,000	1,533
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[2]		1,150	1,216
Hightower Holding, LLC 6.75% 4/15/2029[2]		870	791
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,989
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[10]		625	610
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD CME Term SOFR + 1.872% on 5/22/2029)[10]		1,500	1,402
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[10]		1,436	1,199
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[10]		400	333
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[10]		7,800	8,294
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,544
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		1,730	1,713
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		300	280
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[2,10]		4,600	4,995
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[2,10]		6,621	6,835
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[10]		2,975	2,735
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]		1,017	939
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[10]		383	347
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[10]		4,000	3,942
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[10]		3,740	3,743
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[10]		4,250	4,471
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[10]		13,025	10,591
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[10]		8,134	8,255

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[10]	USD	1,452	$1,575
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[10]		1,222	1,125
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[10]		800	734
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	817
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,698
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	698
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	622
Mastercard, Inc. 4.875% 3/9/2028		3,246	3,348
Mastercard, Inc. 4.85% 3/9/2033		5,758	5,950
Metropolitan Life Global Funding I 5.15% 3/28/2033[2]		1,600	1,629
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,145
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[10]		2,450	2,428
Morgan Stanley 3.125% 7/27/2026		325	311
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[10]		425	427
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[10]		4,458	4,486
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[10]		4,150	4,231
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[10]		2,500	2,501
Nasdaq, Inc. 5.35% 6/28/2028		1,926	1,985
Nasdaq, Inc. 5.55% 2/15/2034		4,870	5,062
Nasdaq, Inc. 5.95% 8/15/2053		1,938	2,085
Nasdaq, Inc. 6.10% 6/28/2063		411	445
Navient Corp. 5.875% 10/25/2024		1,005	1,006
Navient Corp. 6.75% 6/15/2026		300	305
Navient Corp. 5.50% 3/15/2029		6,480	5,983
Navient Corp. 11.50% 3/15/2031		4,860	5,328
New York Life Global Funding 2.35% 7/14/2026[2]		590	556
New York Life Global Funding 4.55% 1/28/2033[2]		1,263	1,246
Northwestern Mutual Global Funding 1.75% 1/11/2027[2]		2,500	2,289
OneMain Finance Corp. 3.875% 9/15/2028		756	670
Onemain Finance Corp. 7.875% 3/15/2030		2,565	2,643
Osaic Holdings, Inc. 10.75% 8/1/2027[2]		2,420	2,459
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,754
Oxford Finance, LLC 6.375% 2/1/2027[2]		1,125	1,064
PayPal Holdings, Inc. 2.65% 10/1/2026		662	629
PayPal Holdings, Inc. 2.30% 6/1/2030		616	539
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,989
Power Finance Corp., Ltd. 5.25% 8/10/2028		383	384
Power Finance Corp., Ltd. 6.15% 12/6/2028		350	366
Power Finance Corp., Ltd. 4.50% 6/18/2029		554	537
Power Finance Corp., Ltd. 3.95% 4/23/2030		1,213	1,123
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,958
Prudential Financial, Inc. 3.70% 3/13/2051		755	598
Rocket Mortgage, LLC 2.875% 10/15/2026[2]		2,110	1,948
Rocket Mortgage, LLC 3.625% 3/1/2029[2]		1,505	1,364
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,468
Ryan Specialty Group, LLC 4.375% 2/1/2030[2]		270	251
Starwood Property Trust, Inc. 4.375% 1/15/2027[2]		2,180	2,057
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[2,10]		1,000	959
Toronto-Dominion Bank (The) 2.65% 6/12/2024		625	617
Toronto-Dominion Bank (The) 0.75% 9/11/2025		5,375	5,017
Toronto-Dominion Bank (The) 1.25% 9/10/2026		2,425	2,216
Toronto-Dominion Bank (The) 1.95% 1/12/2027		2,500	2,311
Travelers Companies, Inc. 4.00% 5/30/2047		860	743
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[10]		1,677	1,812
U.S. Bancorp 2.375% 7/22/2026		4,000	3,757
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[2,10]		1,568	1,534
UBS Group AG 4.125% 9/24/2025[2]		2,750	2,692
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[2,10]		1,250	1,189

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[2,10,13]	USD	800	$755
UniCredit SpA 4.625% 4/12/2027[2]		625	611
Wells Fargo & Co. 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[10]		8,000	7,703
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		4,337	4,140
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[10]		8,250	8,700
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[10]		2,000	2,037
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[10]		8,250	8,980
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		2,149	1,935
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[10]		3,000	2,891
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[10]		3,325	2,708
Westpac Banking Corp. 2.963% 11/16/2040		1,500	1,041
			411,393

Energy 0.75%
Antero Midstream Partners, LP 5.375% 6/15/2029[2]		2,170	2,089
Antero Resources Corp. 7.625% 2/1/2029[2]		955	981
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[2]		2,000	2,016
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[2]		1,270	1,183
Borr IHC, Ltd. 10.00% 11/15/2028[2]		1,318	1,377
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	456
Callon Petroleum Co. 7.50% 6/15/2030[2]		680	687
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	916
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,411
Chesapeake Energy Corp. 5.875% 2/1/2029[2]		2,240	2,198
Chord Energy Corp. 6.375% 6/1/2026[2]		960	961
CITGO Petroleum Corp. 8.375% 1/15/2029[2]		1,450	1,492
Civitas Resources, Inc. 5.00% 10/15/2026[2]		480	466
Civitas Resources, Inc. 8.375% 7/1/2028[2]		1,705	1,782
Civitas Resources, Inc. 8.625% 11/1/2030[2]		525	557
Civitas Resources, Inc. 8.75% 7/1/2031[2]		735	783
CNX Midstream Partners, LP 4.75% 4/15/2030[2]		1,055	949
CNX Resources Corp. 7.25% 3/14/2027[2]		1,725	1,743
CNX Resources Corp. 6.00% 1/15/2029[2]		2,675	2,568
CNX Resources Corp. 7.375% 1/15/2031[2]		553	557
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[2]		4,324	4,768
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[2]		1,215	1,273
Comstock Resources, Inc. 5.875% 1/15/2030[2]		450	391
ConocoPhillips Co. 3.80% 3/15/2052		2,000	1,618
ConocoPhillips Co. 5.30% 5/15/2053		1,015	1,044
ConocoPhillips Co. 5.55% 3/15/2054		1,914	2,034
Constellation Oil Services Holding SA 13.50% 6/30/2025[2,3]		1,038	1,038
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[14]		445	324
Diamond Foreign Asset Co. 8.50% 10/1/2030[2]		575	588
Diamondback Energy, Inc. 6.25% 3/15/2053		500	534
Enbridge Energy Partners, LP 7.50% 4/15/2038		300	350
Enbridge, Inc. 2.50% 1/15/2025		300	291
Enbridge, Inc. 3.70% 7/15/2027		62	60
Enbridge, Inc. 6.70% 11/15/2053		3,732	4,346
Energy Transfer, LP 4.50% 4/15/2024		1,210	1,206
Energy Transfer, LP 4.75% 1/15/2026		2,494	2,479
Energy Transfer, LP 8.00% 4/1/2029[2]		4,265	4,441
Energy Transfer, LP 6.55% 12/1/2033		1,646	1,789
Energy Transfer, LP 5.00% 5/15/2050		1,869	1,669
Enterprise Products Operating, LLC 5.05% 1/10/2026		3,519	3,553
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	478
EQM Midstream Partners, LP 6.50% 7/1/2027[2]		1,090	1,111
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	3,062

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQM Midstream Partners, LP 7.50% 6/1/2030[2]	USD	642	$691
EQM Midstream Partners, LP 4.75% 1/15/2031[2]		1,635	1,524
Equinor ASA 3.25% 11/10/2024		2,850	2,804
Equinor ASA 3.00% 4/6/2027		4,000	3,827
Equinor ASA 3.625% 9/10/2028		3,685	3,594
Equinor ASA 4.25% 11/23/2041		2,000	1,848
Exxon Mobil Corp. 2.019% 8/16/2024		643	631
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,787
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	785
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,805
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,692
Genesis Energy, LP 7.75% 2/1/2028		470	472
Genesis Energy, LP 8.25% 1/15/2029		720	741
Genesis Energy, LP 8.875% 4/15/2030		934	967
Halliburton Co. 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[2]		850	846
Hess Midstream Operations, LP 5.125% 6/15/2028[2]		1,655	1,598
Hess Midstream Operations, LP 4.25% 2/15/2030[2]		960	884
Hess Midstream Operations, LP 5.50% 10/15/2030[2]		400	388
Hilcorp Energy I, LP 6.00% 4/15/2030[2]		350	340
Hilcorp Energy I, LP 6.00% 2/1/2031[2]		460	445
Hilcorp Energy I, LP 8.375% 11/1/2033[2]		925	981
Jonah Energy, LLC 12.00% 11/5/2025[3]		707	707
Kinder Morgan, Inc. 5.20% 6/1/2033		8,803	8,755
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,186
Marathon Oil Corp. 4.40% 7/15/2027		1,005	981
MPLX, LP 4.125% 3/1/2027		500	490
MPLX, LP 2.65% 8/15/2030		4,273	3,690
MPLX, LP 4.50% 4/15/2038		750	669
MPLX, LP 4.70% 4/15/2048		1,101	951
Nabors Industries, Inc. 9.125% 1/31/2030[2]		1,020	1,025
Nabors Industries, Ltd. 7.25% 1/15/2026[2]		125	120
New Fortress Energy, Inc. 6.75% 9/15/2025[2]		1,460	1,450
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		6,840	6,575
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		11,590	11,715
NGL Energy Partners, LP 6.125% 3/1/2025		3,922	3,917
Noble Finance II, LLC 8.00% 4/15/2030[2]		175	182
Northern Oil and Gas, Inc. 8.75% 6/15/2031[2]		605	631
ONEOK, Inc. 5.55% 11/1/2026		989	1,007
ONEOK, Inc. 5.65% 11/1/2028		1,279	1,325
ONEOK, Inc. 5.80% 11/1/2030		384	399
ONEOK, Inc. 6.05% 9/1/2033		2,649	2,808
ONEOK, Inc. 6.625% 9/1/2053		4,011	4,494
Parkland Corp. 4.625% 5/1/2030[2]		1,035	953
Petroleos Mexicanos 6.875% 10/16/2025		3,755	3,697
Petroleos Mexicanos 5.35% 2/12/2028		1,870	1,623
Pioneer Natural Resources Co. 2.15% 1/15/2031		1,669	1,419
Plains All American Pipeline, LP 3.80% 9/15/2030		113	104
Range Resources Corp. 8.25% 1/15/2029		810	839
Range Resources Corp. 4.75% 2/15/2030[2]		1,670	1,546
Rockies Express Pipeline, LLC 4.95% 7/15/2029[2]		2,689	2,574
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,902
Southwestern Energy Co. 4.75% 2/1/2032		960	889
Sunoco, LP 7.00% 9/15/2028[2]		1,675	1,729
Sunoco, LP 4.50% 5/15/2029		1,050	977
Sunoco, LP 4.50% 4/30/2030		1,255	1,163
TotalEnergies Capital International SA 2.986% 6/29/2041		88	68
TransCanada Pipelines, Ltd. 4.25% 5/15/2028		1,090	1,061
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		598	569
TransCanada Pipelines, Ltd. 4.75% 5/15/2038		2,000	1,857
TransCanada Pipelines, Ltd. 4.875% 5/15/2048		700	643

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Valero Energy Corp. 4.00% 4/1/2029	USD	4,000	$3,853
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[2]		840	741
Venture Global LNG, Inc. 8.375% 6/1/2031[2]		3,905	3,909
Weatherford International, Ltd. 6.50% 9/15/2028[2]		1,981	2,052
Weatherford International, Ltd. 8.625% 4/30/2030[2]		8,825	9,222
Williams Companies, Inc. 3.50% 11/15/2030		1,094	1,002
			192,744

Consumer discretionary 0.69%
Acushnet Co. 7.375% 10/15/2028[2]		400	418
Advance Auto Parts, Inc. 3.90% 4/15/2030		813	730
Advance Auto Parts, Inc. 3.50% 3/15/2032		458	379
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		501	415
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		766	721
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	172
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		1,660	1,511
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,831
American Honda Finance Corp. 3.50% 2/15/2028		750	721
Asbury Automotive Group, Inc. 4.625% 11/15/2029[2]		2,115	1,960
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		1,065	974
Caesars Entertainment, Inc. 6.25% 7/1/2025[2]		2,815	2,825
Carnival Corp. 5.75% 3/1/2027[2]		4,525	4,417
Carnival Corp. 4.00% 8/1/2028[2]		3,875	3,605
Carnival Corp. 6.00% 5/1/2029[2]		775	746
Carnival Corp. 7.00% 8/15/2029[2]		365	381
Daimler Trucks Finance North America, LLC 5.20% 1/17/2025[2]		2,437	2,437
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		2,000	1,958
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		1,783	1,789
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[2]		2,400	2,209
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		450	434
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[2]		604	608
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		1,350	1,203
Fertitta Entertainment, LLC 4.625% 1/15/2029[2]		3,580	3,252
Fertitta Entertainment, LLC 6.75% 1/15/2030[2]		1,790	1,574
Ford Motor Co. 4.75% 1/15/2043		7,354	6,079
Ford Motor Co. 5.291% 12/8/2046		5,006	4,416
Ford Motor Credit Co., LLC 6.95% 3/6/2026		5,165	5,293
Ford Motor Credit Co., LLC 6.80% 5/12/2028		2,845	2,974
Ford Motor Credit Co., LLC 6.798% 11/7/2028		2,111	2,210
Ford Motor Credit Co., LLC 7.20% 6/10/2030		15,000	15,992
Ford Motor Credit Co., LLC 4.00% 11/13/2030		1,915	1,720
Ford Motor Credit Co., LLC 7.122% 11/7/2033		1,425	1,536
Gap, Inc. 3.625% 10/1/2029[2]		486	416
Gap, Inc. 3.875% 10/1/2031[2]		323	266
Hanesbrands, Inc. 4.875% 5/15/2026[2]		2,700	2,606
Hanesbrands, Inc. 9.00% 2/15/2031[2]		370	363
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[2]		1,885	1,729
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[2]		3,580	3,307
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,662
Home Depot, Inc. 3.90% 12/6/2028		825	813
Home Depot, Inc. 2.95% 6/15/2029		1,174	1,104
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,512
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,809
Home Depot, Inc. 4.50% 12/6/2048		428	404
Hyundai Capital America 1.00% 9/17/2024[2]		3,025	2,929
Hyundai Capital America 1.50% 6/15/2026[2]		850	777
Hyundai Capital America 1.65% 9/17/2026[2]		3,075	2,796
Hyundai Capital America 2.375% 10/15/2027[2]		2,579	2,324
Hyundai Capital America 2.10% 9/15/2028[2]		3,075	2,690
International Game Technology PLC 5.25% 1/15/2029[2]		5,490	5,379

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
KB Home 7.25% 7/15/2030	USD	1,295	$1,342
Kontoor Brands, Inc. 4.125% 11/15/2029[2]		910	824
LCM Investments Holdings II, LLC 4.875% 5/1/2029[2]		590	549
LCM Investments Holdings II, LLC 8.25% 8/1/2031[2]		765	799
Light and Wonder International, Inc. 7.00% 5/15/2028[2]		750	758
Light and Wonder International, Inc. 7.25% 11/15/2029[2]		2,240	2,296
Lindblad Expeditions, LLC 6.75% 2/15/2027[2]		775	772
Lithia Motors, Inc. 3.875% 6/1/2029[2]		2,900	2,622
Lithia Motors, Inc. 4.375% 1/15/2031[2]		1,025	933
Marriott International, Inc. 4.90% 4/15/2029		1,207	1,216
Marriott International, Inc. 2.75% 10/15/2033		2,500	2,064
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[2]		620	547
McDonald’s Corp. 4.60% 9/9/2032		716	723
McDonald’s Corp. 4.95% 8/14/2033		559	575
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[2]		1,710	1,585
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[2]		1,500	1,516
NCL Corp., Ltd. 5.875% 2/15/2027[2]		2,450	2,430
NCL Corp., Ltd. 7.75% 2/15/2029[2]		1,375	1,385
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[2]		1,345	1,294
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[2,14]		1,191	1,164
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,225
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[2]		3,120	3,016
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[2]		4,520	4,477
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[2]		650	642
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[2]		1,408	1,497
Sally Holdings, LLC 5.625% 12/1/2025		730	731
Sands China, Ltd. 2.55% 3/8/2027		2,075	1,888
Sonic Automotive, Inc. 4.625% 11/15/2029[2]		3,035	2,766
Sonic Automotive, Inc. 4.875% 11/15/2031[2]		1,325	1,183
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		2,200	1,999
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		2,500	2,590
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		2,150	1,800
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		2,000	2,157
Tempur Sealy International, Inc. 4.00% 4/15/2029[2]		850	769
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	398
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,327
Travel + Leisure Co. 4.50% 12/1/2029[2]		2,100	1,883
Travel + Leisure Co. 4.625% 3/1/2030[2]		1,300	1,164
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[2]		3,845	3,803
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[2]		2,255	2,110
			176,195

Communication services 0.66%
Alphabet, Inc. 1.998% 8/15/2026		500	472
Alphabet, Inc. 1.90% 8/15/2040		375	260
Alphabet, Inc. 2.25% 8/15/2060		265	164
AT&T, Inc. 3.50% 9/15/2053		5,140	3,734
CCO Holdings, LLC 4.75% 3/1/2030[2]		2,658	2,433
CCO Holdings, LLC 4.50% 8/15/2030[2]		3,500	3,160
CCO Holdings, LLC 4.25% 2/1/2031[2]		4,286	3,751
CCO Holdings, LLC 4.75% 2/1/2032[2]		2,150	1,899
CCO Holdings, LLC 4.50% 5/1/2032		2,868	2,460
CCO Holdings, LLC 4.50% 6/1/2033[2]		157	133
CCO Holdings, LLC 4.25% 1/15/2034[2]		116	94
Charter Communications Operating, LLC 4.908% 7/23/2025		500	496
Charter Communications Operating, LLC 5.25% 4/1/2053		3,750	3,146
Comcast Corp. 2.35% 1/15/2027		4,000	3,757
Comcast Corp. 4.80% 5/15/2033		2,416	2,447
Comcast Corp. 2.887% 11/1/2051		2,571	1,741
Comcast Corp. 5.35% 5/15/2053		1,490	1,543

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Connect Finco SARL 6.75% 10/1/2026[2]	USD	1,675	$1,666
CSC Holdings, LLC 3.375% 2/15/2031[2]		1,875	1,370
DIRECTV Financing, LLC 5.875% 8/15/2027[2]		3,655	3,437
DISH DBS Corp. 5.875% 11/15/2024		4,955	4,651
DISH Network Corp. 11.75% 11/15/2027[2]		5,000	5,223
Embarq Corp. 7.995% 6/1/2036		7,384	4,624
Fox Corp. 4.03% 1/25/2024		1,120	1,119
Frontier Communications Holdings, LLC 5.875% 10/15/2027[2]		1,565	1,513
Frontier Communications Holdings, LLC 5.00% 5/1/2028[2]		7,210	6,670
Frontier Communications Holdings, LLC 6.75% 5/1/2029[2]		4,400	3,939
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,565
Frontier Communications Holdings, LLC 6.00% 1/15/2030[2]		1,900	1,623
Frontier Communications Holdings, LLC 8.75% 5/15/2030[2]		1,100	1,132
Frontier Communications Holdings, LLC 8.625% 3/15/2031[2]		1,000	1,020
Gray Escrow II, Inc. 5.375% 11/15/2031[2]		4,275	3,230
Gray Television, Inc. 5.875% 7/15/2026[2]		975	949
Gray Television, Inc. 4.75% 10/15/2030[2]		1,850	1,395
Intelsat Jackson Holdings SA 6.50% 3/15/2030[2]		5,516	5,268
Ligado Networks, LLC 15.50% PIK 11/11/2023[2,14,15]		5,837	1,116
Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[3,14,15,16]		459	436
Midas OpCo Holdings, LLC 5.625% 8/15/2029[2]		3,205	2,952
Netflix, Inc. 4.875% 4/15/2028		1,250	1,268
Netflix, Inc. 5.875% 11/15/2028		2,175	2,295
Netflix, Inc. 6.375% 5/15/2029		50	54
Netflix, Inc. 5.375% 11/15/2029[2]		25	26
News Corp. 3.875% 5/15/2029[2]		875	805
Nexstar Media, Inc. 4.75% 11/1/2028[2]		3,950	3,643
SBA Tower Trust 1.631% 11/15/2026[2]		8,707	7,783
Scripps Escrow II, Inc. 3.875% 1/15/2029[2]		2,325	2,059
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		3,575	3,309
Sirius XM Radio, Inc. 4.125% 7/1/2030[2]		950	848
Sirius XM Radio, Inc. 3.875% 9/1/2031[2]		3,827	3,279
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		123	122
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,316
Tencent Holdings, Ltd. 2.39% 6/3/2030		566	483
T-Mobile USA, Inc. 1.50% 2/15/2026		500	466
T-Mobile USA, Inc. 2.05% 2/15/2028		325	293
T-Mobile USA, Inc. 4.95% 3/15/2028		1,918	1,945
T-Mobile USA, Inc. 4.80% 7/15/2028		4,000	4,036
T-Mobile USA, Inc. 5.75% 1/15/2054		2,000	2,118
T-Mobile USA, Inc. 6.00% 6/15/2054		4,666	5,122
Univision Communications, Inc. 6.625% 6/1/2027[2]		6,300	6,287
Univision Communications, Inc. 8.00% 8/15/2028[2]		300	310
Univision Communications, Inc. 4.50% 5/1/2029[2]		5,300	4,735
Univision Communications, Inc. 7.375% 6/30/2030[2]		725	724
Verizon Communications, Inc. 2.55% 3/21/2031		410	354
Verizon Communications, Inc. 2.355% 3/15/2032		2,944	2,450
Verizon Communications, Inc. 5.05% 5/9/2033		3,696	3,772
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,670
Virgin Media Secured Finance PLC 4.50% 8/15/2030[2]		2,115	1,886
VMED O2 UK Financing I PLC 4.25% 1/31/2031[2]		4,525	3,957
VMED O2 UK Financing I PLC 4.75% 7/15/2031[2]		225	201
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,615
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,807	3,726
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		1,018	976
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		1,435	1,362
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		1,754	1,606

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	500	$441
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		1,500	1,288
Ziggo BV 4.875% 1/15/2030[2]		725	648
			168,866

Health care 0.66%
AbbVie, Inc. 3.80% 3/15/2025		206	203
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,386
AdaptHealth, LLC 6.125% 8/1/2028[2]		645	557
AdaptHealth, LLC 4.625% 8/1/2029[2]		1,870	1,446
AdaptHealth, LLC 5.125% 3/1/2030[2]		1,010	789
Amgen, Inc. 5.25% 3/2/2030		1,244	1,279
Amgen, Inc. 5.60% 3/2/2043		1,500	1,551
Amgen, Inc. 5.65% 3/2/2053		878	924
Amgen, Inc. 4.40% 2/22/2062		1,697	1,435
Amgen, Inc. 5.75% 3/2/2063		258	271
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,675
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	640
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,115
Bausch Health Companies, Inc. 5.50% 11/1/2025[2]		6,275	5,746
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		7,450	4,496
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,849
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,344
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,849
Bayer US Finance, LLC 6.125% 11/21/2026[2]		6,047	6,150
Bayer US Finance, LLC 6.25% 1/21/2029[2]		3,451	3,530
Becton, Dickinson and Co. 3.363% 6/6/2024		198	196
Boston Scientific Corp. 3.45% 3/1/2024		313	312
Centene Corp. 4.25% 12/15/2027		565	545
Centene Corp. 4.625% 12/15/2029		1,265	1,214
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[2]		1,255	1,168
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[2]		3,675	3,079
CVS Health Corp. 5.00% 1/30/2029		3,831	3,903
CVS Health Corp. 5.30% 6/1/2033		4,018	4,125
CVS Health Corp. 5.875% 6/1/2053		1,250	1,316
Elevance Health, Inc. 2.375% 1/15/2025		818	795
Elevance Health, Inc. 4.90% 2/8/2026		1,417	1,414
Elevance Health, Inc. 4.75% 2/15/2033		811	812
Elevance Health, Inc. 5.125% 2/15/2053		344	345
Eli Lilly and Co. 3.375% 3/15/2029		1,353	1,302
Eli Lilly and Co. 4.70% 2/27/2033		1,543	1,583
Eli Lilly and Co. 4.875% 2/27/2053		447	463
Gilead Sciences, Inc. 5.25% 10/15/2033		6,142	6,405
Gilead Sciences, Inc. 5.55% 10/15/2053		5,288	5,734
HCA, Inc. 3.375% 3/15/2029		804	742
HCA, Inc. 3.625% 3/15/2032		1,000	895
HCA, Inc. 4.375% 3/15/2042		1,500	1,269
HCA, Inc. 4.625% 3/15/2052		1,450	1,235
Jazz Securities DAC 4.375% 1/15/2029[2]		1,975	1,841
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028		2,213	2,205
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		4,000	4,003
Merck & Co., Inc. 1.90% 12/10/2028		600	540
Merck & Co., Inc. 2.75% 12/10/2051		1,103	759
Molina Healthcare, Inc. 3.875% 11/15/2030[2]		2,899	2,609
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		3,855	3,373
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,628
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,211
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,236
Owens & Minor, Inc. 4.50% 3/31/2029[2]		5,065	4,473
Owens & Minor, Inc. 6.625% 4/1/2030[2]		1,495	1,429

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Par Pharmaceutical, Inc. 7.50% 4/1/2027[2]	USD	9,648	$6,185
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,750	1,750
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030		1,750	1,763
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		503	504
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		1,500	1,496
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,16]		3,734	3,021
RP Escrow Issuer, LLC 5.25% 12/15/2025[2]		2,080	1,666
Summa Health 3.511% 11/15/2051		1,655	1,189
Tenet Healthcare Corp. 4.875% 1/1/2026		2,875	2,845
Tenet Healthcare Corp. 4.25% 6/1/2029		2,060	1,920
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,253	2,248
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		17,790	16,485
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		11,995	11,469
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		3,550	2,408
			168,343

Industrials 0.57%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[2]		838	832
Allison Transmission, Inc. 3.75% 1/30/2031[2]		3,445	3,048
Avis Budget Car Rental, LLC 5.75% 7/15/2027[2]		1,025	983
Avis Budget Car Rental, LLC 5.375% 3/1/2029[2]		2,450	2,269
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		1,587	1,566
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		1,126	1,088
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[2]		1,975	1,913
Boeing Co. 4.875% 5/1/2025		946	942
Boeing Co. 3.10% 5/1/2026		251	241
Boeing Co. 3.25% 2/1/2028		2,000	1,899
Boeing Co. 5.15% 5/1/2030		1,100	1,120
Boeing Co. 3.60% 5/1/2034		2,500	2,210
Boeing Co. 5.805% 5/1/2050		2,500	2,591
Bombardier, Inc. 7.125% 6/15/2026[2]		3,181	3,169
Bombardier, Inc. 7.875% 4/15/2027[2]		8,570	8,580
Bombardier, Inc. 7.50% 2/1/2029[2]		1,025	1,043
Brink’s Co. (The) 4.625% 10/15/2027[2]		2,385	2,276
BWX Technologies, Inc. 4.125% 4/15/2029[2]		1,025	936
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,385	1,278
Canadian Pacific Railway Co. 3.10% 12/2/2051		829	600
Carrier Global Corp. 6.20% 3/15/2054[2]		328	380
Chart Industries, Inc. 7.50% 1/1/2030[2]		1,347	1,410
Clarivate Science Holdings Corp. 3.875% 7/1/2028[2]		590	557
Clarivate Science Holdings Corp. 4.875% 7/1/2029[2]		520	489
CoreLogic, Inc. 4.50% 5/1/2028[2]		6,075	5,328
Covanta Holding Corp. 4.875% 12/1/2029[2]		1,035	906
CSX Corp. 4.25% 3/15/2029		1,062	1,062
CSX Corp. 2.50% 5/15/2051		1,125	728
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,594
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,683
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,360
Icahn Enterprises, LP 4.75% 9/15/2024		2,090	2,079
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,065
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,275
L3Harris Technologies, Inc. 5.40% 7/31/2033		4,530	4,712
L3Harris Technologies, Inc. 5.60% 7/31/2053		3,945	4,204
Lockheed Martin Corp. 5.10% 11/15/2027		951	982
Lockheed Martin Corp. 4.45% 5/15/2028		2,906	2,923
Lockheed Martin Corp. 5.25% 1/15/2033		4,742	5,032
Lockheed Martin Corp. 4.75% 2/15/2034		7,750	7,892
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	2,082
Masco Corp. 1.50% 2/15/2028		774	678

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 2.00% 2/15/2031	USD	497	$409
Masco Corp. 3.125% 2/15/2051		230	161
Norfolk Southern Corp. 4.45% 3/1/2033		654	646
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,956
Norfolk Southern Corp. 5.35% 8/1/2054		4,136	4,304
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,779
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,342
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,991
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[2]		311	332
RTX Corp. 5.15% 2/27/2033		2,669	2,721
RTX Corp. 5.375% 2/27/2053		3,950	4,017
RTX Corp. 6.40% 3/15/2054		8,559	9,916
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		2,382	2,610
Spirit AeroSystems, Inc. 9.75% 11/15/2030[2]		1,730	1,862
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[2]		2,000	1,966
TransDigm, Inc. 6.25% 3/15/2026[2]		2,476	2,474
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,157
Triumph Group, Inc. 7.75% 8/15/2025		2,375	2,369
Triumph Group, Inc. 9.00% 3/15/2028[2]		3,227	3,435
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,151
Union Pacific Corp. 2.95% 3/10/2052		1,000	710
Union Pacific Corp. 3.839% 3/20/2060		546	446
Union Pacific Corp. 3.799% 4/6/2071		545	431
United Rentals (North America), Inc. 3.875% 2/15/2031		2,785	2,534
United Rentals (North America), Inc. 3.75% 1/15/2032		215	190
XPO, Inc. 7.125% 6/1/2031[2]		800	829
			147,743

Materials 0.44%
Alcoa Nederland Holding BV 4.125% 3/31/2029[2]		491	456
Anglo American Capital PLC 2.25% 3/17/2028[2]		484	432
Anglo American Capital PLC 2.625% 9/10/2030[2]		2,500	2,129
Anglo American Capital PLC 3.95% 9/10/2050[2]		1,281	976
ATI, Inc. 4.875% 10/1/2029		710	663
ATI, Inc. 5.125% 10/1/2031		1,110	1,031
Avient Corp. 7.125% 8/1/2030[2]		855	890
Ball Corp. 3.125% 9/15/2031		3,520	3,039
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2030		2,250	2,332
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		1,108	1,134
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		2,752	2,855
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		2,250	2,457
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[2]		935	802
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,591
Celanese US Holdings, LLC 6.55% 11/15/2030		4,291	4,541
Celanese US Holdings, LLC 6.70% 11/15/2033		2,306	2,502
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,978
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[2]		2,525	2,346
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[2]		2,275	2,310
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[2]		775	702
CVR Partners, LP 6.125% 6/15/2028[2]		745	696
Dow Chemical Co. (The) 3.60% 11/15/2050		1,328	1,028
First Quantum Minerals, Ltd. 7.50% 4/1/2025[2]		9,554	9,118
First Quantum Minerals, Ltd. 6.875% 3/1/2026[2]		4,925	4,415
First Quantum Minerals, Ltd. 6.875% 10/15/2027[2]		5,940	5,056
FXI Holdings, Inc. 12.25% 11/15/2026[2]		4,517	4,031
FXI Holdings, Inc. 12.25% 11/15/2026[2]		2,181	1,957
Glencore Funding, LLC 4.125% 3/12/2024[2]		945	942
INEOS Finance PLC 6.75% 5/15/2028[2]		1,985	1,952
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]		5,400	4,737
Kaiser Aluminum Corp. 4.625% 3/1/2028[2]		2,495	2,311

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Linde, Inc. 1.10% 8/10/2030	USD	2,938	$2,434
LSB Industries, Inc. 6.25% 10/15/2028[2]		860	817
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	1,027
LYB International Finance III, LLC 4.20% 5/1/2050		1,186	947
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,850
Methanex Corp. 5.125% 10/15/2027		6,305	6,166
Mineral Resources, Ltd. 9.25% 10/1/2028[2]		945	1,006
Mineral Resources, Ltd. 8.50% 5/1/2030[2]		1,525	1,592
Mosaic Co. 4.05% 11/15/2027		1,050	1,025
NOVA Chemicals Corp. 4.25% 5/15/2029[2]		1,875	1,581
Novelis Corp. 3.875% 8/15/2031[2]		1,115	984
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[2]		3,485	3,264
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[2]		1,230	1,149
Sherwin-Williams Co. 3.125% 6/1/2024		275	272
Sherwin-Williams Co. 3.80% 8/15/2049		5,208	4,186
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,401	1,264
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[8,14,16]		1,124	1,123
Warrior Met Coal, Inc. 7.875% 12/1/2028[2]		2,212	2,204
Westlake Corp. 4.375% 11/15/2047		500	418
			113,718

Real estate 0.36%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	306
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,172
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,708
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,190
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,191
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	362
American Tower Corp. 1.45% 9/15/2026		2,369	2,160
American Tower Corp. 3.55% 7/15/2027		1,425	1,368
American Tower Corp. 3.60% 1/15/2028		1,000	954
American Tower Corp. 1.50% 1/31/2028		2,500	2,186
American Tower Corp. 2.30% 9/15/2031		1,500	1,241
American Tower Corp. 2.95% 1/15/2051		2,000	1,335
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[2]		1,265	984
Boston Properties, LP 6.50% 1/15/2034		2,223	2,347
Essex Portfolio, LP 3.875% 5/1/2024		1,000	994
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,671
Extra Space Storage, LP 2.35% 3/15/2032		1,385	1,130
GLP Capital, LP 3.35% 9/1/2024		1,263	1,247
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	349
Howard Hughes Corp. (The) 5.375% 8/1/2028[2]		1,450	1,396
Howard Hughes Corp. (The) 4.125% 2/1/2029[2]		2,340	2,089
Howard Hughes Corp. (The) 4.375% 2/1/2031[2]		3,520	3,059
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,912
Iron Mountain, Inc. 5.25% 7/15/2030[2]		3,785	3,607
Iron Mountain, Inc. 4.50% 2/15/2031[2]		2,650	2,405
Kennedy-Wilson, Inc. 4.75% 3/1/2029		4,045	3,382
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,520	2,046
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,260	1,798
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[2]		3,842	3,624
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[2]		2,205	1,991
Park Intermediate Holdings, LLC 4.875% 5/15/2029[2]		2,280	2,113
Prologis, LP 4.875% 6/15/2028		2,357	2,389
Prologis, LP 4.75% 6/15/2033		4,359	4,421
Prologis, LP 5.125% 1/15/2034		2,000	2,066
Prologis, LP 5.25% 6/15/2053		1,365	1,427
Public Storage Operating Co. 1.85% 5/1/2028		2,490	2,238
Public Storage Operating Co. 1.95% 11/9/2028		2,027	1,809

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Public Storage Operating Co. 2.30% 5/1/2031	USD	719	$618
RHP Hotel Properties, LP 4.50% 2/15/2029[2]		1,300	1,210
RLJ Lodging Trust, LP 4.00% 9/15/2029[2]		1,240	1,116
Scentre Group Trust 1 3.50% 2/12/2025[2]		3,075	3,010
Scentre Group Trust 1 3.25% 10/28/2025[2]		1,000	965
Scentre Group Trust 1 3.75% 3/23/2027[2]		2,430	2,332
Service Properties Trust 4.50% 3/15/2025		1,385	1,354
Service Properties Trust 5.25% 2/15/2026		510	496
Service Properties Trust 4.75% 10/1/2026		1,265	1,182
Service Properties Trust 4.95% 2/15/2027		595	539
Service Properties Trust 5.50% 12/15/2027		655	600
Service Properties Trust 8.625% 11/15/2031[2]		775	812
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,616
Sun Communities Operating, LP 2.70% 7/15/2031		876	731
UDR, Inc. 2.95% 9/1/2026		760	722
			91,970

Information technology 0.34%
Adobe, Inc. 1.90% 2/1/2025		366	355
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,141
Analog Devices, Inc. 2.10% 10/1/2031		1,212	1,032
Analog Devices, Inc. 2.80% 10/1/2041		1,461	1,091
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,400
Broadcom, Inc. 1.95% 2/15/2028[2]		1,407	1,263
Broadcom, Inc. 2.60% 2/15/2033[2]		2,524	2,081
Broadcom, Inc. 3.469% 4/15/2034[2]		193	168
Cloud Software Group, Inc. 6.50% 3/31/2029[2]		2,000	1,907
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,16]		4,588	4,503
CommScope Technologies, LLC 6.00% 6/15/2025[2]		2,275	1,856
CommScope Technologies, LLC 5.00% 3/15/2027[2]		2,378	992
CommScope, Inc. 6.00% 3/1/2026[2]		4,290	3,828
CommScope, Inc. 8.25% 3/1/2027[2]		967	511
CommScope, Inc. 7.125% 7/1/2028[2]		908	432
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,16]		2,045	1,831
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[2,8,16]		20,375	21,012
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[4,8,16]		73	72
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[4,8,16]		2,647	2,607
Hughes Satellite Systems Corp. 5.25% 8/1/2026		3,750	3,304
Hughes Satellite Systems Corp. 6.625% 8/1/2026		3,803	3,002
Intel Corp. 5.20% 2/10/2033		4,750	4,964
Intel Corp. 5.70% 2/10/2053		3,250	3,517
Intuit, Inc. 0.95% 7/15/2025		1,530	1,442
Intuit, Inc. 1.35% 7/15/2027		1,395	1,259
Microsoft Corp. 2.921% 3/17/2052		4,814	3,557
NCR Atleos Corp. 9.50% 4/1/2029[2]		2,694	2,865
NCR Voyix Corp. 5.125% 4/15/2029[2]		1,650	1,570
Oracle Corp. 3.60% 4/1/2050		2,794	2,072
Oracle Corp. 5.55% 2/6/2053		2,556	2,560
Synaptics, Inc. 4.00% 6/15/2029[2]		875	786
Unisys Corp. 6.875% 11/1/2027[2]		725	653
Viasat, Inc. 5.625% 9/15/2025[2]		825	805
Viasat, Inc. 5.625% 4/15/2027[2]		225	218

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Viasat, Inc. 6.50% 7/15/2028[2]	USD	1,275	$1,049
Viasat, Inc. 7.50% 5/30/2031[2]		6,147	4,833
Viavi Solutions, Inc. 3.75% 10/1/2029[2]		725	636
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,4,10]		1,005	1,023
			88,197

Consumer staples 0.29%
7-Eleven, Inc. 0.80% 2/10/2024[2]		1,700	1,690
7-Eleven, Inc. 0.95% 2/10/2026[2]		825	763
7-Eleven, Inc. 1.30% 2/10/2028[2]		2,500	2,189
Anheuser-Busch InBev Worldwide, Inc. 4.35% 6/1/2040		2,500	2,338
Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048		290	275
BAT Capital Corp. 6.343% 8/2/2030		1,191	1,251
BAT Capital Corp. 6.421% 8/2/2033		1,290	1,351
BAT Capital Corp. 7.079% 8/2/2043		3,825	4,066
BAT Capital Corp. 4.54% 8/15/2047		940	723
BAT Capital Corp. 7.081% 8/2/2053		4,250	4,548
BAT International Finance PLC 5.931% 2/2/2029		5,376	5,589
Central Garden & Pet Co. 4.125% 4/30/2031[2]		1,395	1,234
Coca-Cola Co. 1.00% 3/15/2028		940	829
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	4,053
Constellation Brands, Inc. 3.60% 2/15/2028		625	600
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,250
Coty, Inc. 4.75% 1/15/2029[2]		1,680	1,604
J. M. Smucker Co. (The) 5.90% 11/15/2028		2,662	2,801
J. M. Smucker Co. (The) 6.20% 11/15/2033		1,734	1,892
J. M. Smucker Co. (The) 6.50% 11/15/2043		256	286
J. M. Smucker Co. (The) 6.50% 11/15/2053		899	1,038
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[2]		2,990	2,918
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[2]		2,210	2,039
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,771
PepsiCo, Inc. 3.625% 3/19/2050		777	652
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,226
Philip Morris International, Inc. 2.875% 5/1/2024		788	781
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,967
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,130
Philip Morris International, Inc. 4.875% 2/15/2028		6,000	6,068
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,555
Philip Morris International, Inc. 5.125% 2/15/2030		4,166	4,237
Post Holdings, Inc. 4.625% 4/15/2030[2]		2,886	2,658
Prestige Brands, Inc. 3.75% 4/1/2031[2]		1,115	976
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,904
Simmons Foods, Inc. 4.625% 3/1/2029[2]		560	485
			74,737

Utilities 0.25%
Ameren Corp. 2.50% 9/15/2024		969	948
Calpine Corp. 3.75% 3/1/2031[2]		1,975	1,735
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	951
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,106
Duke Energy Indiana, LLC 3.25% 10/1/2049		850	618
Duke Energy Progress, LLC 3.70% 10/15/2046		457	357
Duke Energy Progress, LLC 2.50% 8/15/2050		202	127
Duke Energy Progress, LLC 2.90% 8/15/2051		91	62
Edison International 3.55% 11/15/2024		2,200	2,161
EDP Finance BV 3.625% 7/15/2024[2]		4,100	4,051
Electricité de France SA 6.25% 5/23/2033[2]		1,275	1,381
Electricité de France SA 4.75% 10/13/2035[2]		782	743

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,10]	USD	1,475	$1,650
Emera US Finance, LP 3.55% 6/15/2026		320	308
Enel Américas SA 4.00% 10/25/2026		245	239
Entergy Corp. 2.80% 6/15/2030		3,325	2,928
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,588
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		675	613
MidAmerican Energy Co. 5.35% 1/15/2034		500	527
MidAmerican Energy Co. 5.85% 9/15/2054		875	970
NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025		650	656
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]		4,950	5,277
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	113
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,429
Pacific Gas and Electric Co. 6.95% 3/15/2034		2,425	2,667
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	73
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	866
PacifiCorp 4.125% 1/15/2049		4,000	3,245
PG&E Corp. 5.00% 7/1/2028		3,750	3,651
PG&E Corp. 5.25% 7/1/2030		3,400	3,283
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	442
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,815
Southern California Edison Co. 2.85% 8/1/2029		4,450	4,060
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,745
Southern California Edison Co. 5.75% 4/1/2035		675	704
Southern California Edison Co. 5.35% 7/15/2035		3,000	3,113
Southern California Edison Co. 4.00% 4/1/2047		264	216
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[2]		1,030	936
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,169
Xcel Energy, Inc. 2.60% 12/1/2029		1,131	1,014
			63,537

Total corporate bonds, notes & loans			1,697,443

Asset-backed obligations 2.07%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		360	351
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD CME Term SOFR + 1.212%) 6.605% 1/15/2030[2,7,8]		1,262	1,262
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD CME Term SOFR + 1.212%) 6.605% 10/16/2030[2,7,8]		1,510	1,509
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[7]		12,228	12,026
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[7]		2,525	2,525
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD CME Term SOFR + 1.182%) 6.597% 1/22/2028[2,7,8]		1,203	1,202
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		1,550	1,546
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		20,244	18,904
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		138	131
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		11,617	10,580
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[2,7]		32,377	32,819
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,7]		5,535	5,664
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[7]		6,633	6,676

158	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[2,7,8]	USD	5,523	$5,521
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[2,7]		360	340
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		4,545	3,946
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		416	378
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 6.619% 7/27/2030[2,7,8]		2,775	2,774
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		5,140	4,755
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,720	1,469
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,034	5,400
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD CME Term SOFR + 0.734%) 6.091% 4/22/2026[7,8]		4,960	4,966
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1, 5.23% 12/8/2027[7]		4,553	4,590
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		1,255	1,124
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[2,7]		4,687	4,193
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		1,005	903
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[2,7]		1,396	1,233
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033[2,7]		1,958	1,987
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[2,7]		2,380	2,381
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[2,7]		2,456	2,458
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.635% 4/15/2028[2,7,8]		3,288	3,287
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		302	267
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[2,7]		3,382	3,327
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		2,500	2,473
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[2,7]		4,434	4,449
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		49	49
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		5,942	5,510
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[2,7]		1,743	1,744
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[2,7]		6,000	5,995
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		9,605	9,410
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[2,7]		8,861	8,565
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,7]		6,693	6,846
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		582	528
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[2,7]		234	212
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,7]		2,077	1,969
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,7]		8,727	8,039
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		10,941	10,047
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		3,525	3,146
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		5,247	4,712
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		415	367
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[7]		1,774	1,787
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[2,7]		9,657	10,079
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[2,7,8]		2,057	2,058
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,3,7]		5,930	5,930
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		8,452	8,162
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		634	611
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		405	390
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class A, 1.99% 6/25/2026[2,7]		8,089	7,734
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[2,7]		8,390	8,176
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		5,565	5,047
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		685	620
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		429	385
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[2,7]		4,900	4,463
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[2,7]		4,960	4,734
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[2,7]		5,141	5,340
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22% 10/21/2025[7]		944	943
Honda Auto Receivables Owner Trust, Series 2023-3, Class A2, 5.71% 3/18/2026[7]		6,573	6,594
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[7]		1,141	1,143

American Funds Insurance Series	159

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[2,7]	USD	2,594	$2,622
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[2,7,8]		5,309	5,310
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[2,7,8]		971	971
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[2,7]		2,531	2,517
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,7]		3,475	3,480
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,254	3,691
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		5,155	4,475
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		5,854	5,120
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		8,110	7,284
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		4,640	4,204
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		7,858	7,142
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		23,051	20,209
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[2,7,8]		1,573	1,571
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[2,7,8]		2,227	2,227
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/25/2028[2,7,8]		476	477
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[2,7,8]		259	259
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 6.455% 10/15/2029[2,7,8]		6,602	6,587
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 7.055% 10/15/2029[2,7,8]		5,378	5,347
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,7]		5,912	5,945
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[2,7]		4,165	4,217
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[7]		2,725	2,586
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 6.595% 10/15/2030[2,7,8]		4,061	4,054
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[7]		36	36
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[7]		462	462
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[7]		2,318	2,308
Santander Drive Auto Receivables Trust, Series 2023-4, Class A2, 6.18% 2/16/2027[7]		3,234	3,244
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[7]		5,062	5,136
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[2,7]		3,573	3,612
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 6.206% 1/15/2053[2,7,8]		5,157	5,065
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		3,199	2,765
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		4,043	3,712
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		3,871	3,297
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,637	1,506
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,315	1,200
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.566% 10/20/2031[2,7,8]		6,017	6,018
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,396	2,231
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[7]		3,169	3,230
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		1,570	1,427
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		700	635
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		838	735
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		2,415	2,159
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		3,250	3,209
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[2,7]		8,337	7,917
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,7,8]		7,257	6,691
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[7]		5,253	5,294
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029[7]		2,033	2,052
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[2,7]		2,978	2,974
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		9,257	8,240

160	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]	USD	1,641	$1,432
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[7]		8,460	8,438
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[7,10]		7,481	7,448
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[2,7]		8,981	9,057
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[2,7]		1,642	1,641
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[2,7]		1,284	1,282
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[2,7]		3,642	3,643
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[2,7]		3,504	3,516
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[2,7]		794	792
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[2,7]		2,794	2,809
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[7]		7,845	7,858
			532,117

Bonds & notes of governments & government agencies outside the U.S. 0.16%
CPPIB Capital, Inc. 2.75% 11/2/2027[2]		6,600	6,256
European Investment Bank 0.75% 10/26/2026		6,194	5,648
OMERS Finance Trust 3.50% 4/19/2032[2]		4,315	3,981
OMERS Finance Trust 4.00% 4/19/2052[2]		4,315	3,552
Panama (Republic of) 3.298% 1/19/2033		4,365	3,459
Panama (Republic of) 4.50% 1/19/2063		1,035	680
Peru (Republic of) 1.862% 12/1/2032		2,525	1,983
Peru (Republic of) 2.78% 12/1/2060		3,775	2,362
Qatar (State of) 3.375% 3/14/2024[2]		2,315	2,305
Qatar (State of) 4.00% 3/14/2029[2]		745	740
Qatar (State of) 4.817% 3/14/2049[2]		750	732
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	5,033
United Mexican States 2.659% 5/24/2031		2,703	2,292
United Mexican States 4.875% 5/19/2033		1,790	1,728
United Mexican States 3.771% 5/24/2061		1,528	1,041
			41,792

Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026		1,200	1,120
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,522
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	418
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	916
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,205	2,008
			5,984

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,833
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,582
			9,415

American Funds Insurance Series	161

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036	USD	240	$195
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	243
			438

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	4,082

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		15	15

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,674
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,283
			6,957

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,050	4,427

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,825	5,519

Total municipals			36,842

Total bonds, notes & other debt instruments (cost: $6,781,014,000)			6,669,925

Investment funds 5.47%		Shares
Capital Group Central Corporate Bond Fund[17]		165,803,626	1,406,015

Total Investment funds (cost: $1,573,126,000)			1,406,015

Short-term securities 9.42%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[17,18]		23,958,974	2,395,658

162	American Funds Insurance Series

Asset Allocation Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.09%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[18,19]	11,357,036	$11,357
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[18,19]	9,369,717	9,370
Capital Group Central Cash Fund 5.44%[17,18,19]	19,914	1,991
		22,718

Total short-term securities (cost: $2,418,592,000)		2,418,376
Total investment securities 104.99% (cost: $21,173,155,000)		26,966,047
Other assets less liabilities (4.99)%		(1,280,717)

Net assets 100.00%		$25,685,330

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	10,611	4/3/2024	USD	2,184,954	$18,677
5 Year U.S. Treasury Note Futures	Long	6,817	4/3/2024		741,508	15,673
10 Year U.S. Treasury Note Futures	Long	393	3/28/2024		44,366	676
10 Year Ultra U.S. Treasury Note Futures	Short	4,627	3/28/2024		(546,058)	(24,504)
20 Year U.S. Treasury Bond Futures	Long	674	3/28/2024		84,208	2,161
30 Year Ultra U.S. Treasury Bond Futures	Short	526	3/28/2024		(70,270)	(5,507)
						$7,176

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.1645%	Annual	SOFR	Annual	1/24/2025	USD3,491	$(20)	$—	$(20)
SOFR	Annual	3.16653%	Annual	1/24/2033	USD48,133	1,160	—	1,160
						$1,140	$—	$1,140

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[20]	Value at 12/31/2023 (000)	[21]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD19,673		$382		$286	$96

American Funds Insurance Series	163

Asset Allocation Fund (continued)

Investments in affiliates17

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 5.47%
Capital Group Central Corporate Bond Fund	$1,367,122	$361,863	$385,740		$(79,020)	$141,790	$1,406,015	$49,749
Short-term securities 9.34%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[18]	1,639,716	6,257,783	5,501,498		75	(418)	2,395,658	124,804
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[18,19]	12,622		10,631	[22]			1,991	—	[23]
Total short-term securities							2,397,649
Total 14.81%					$(78,945)	$141,372	$3,803,664	$174,553

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3]	7/9/2021	$50,000	$43,608	.17%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,334	.08
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,16]	9/13/2023	2,596	2,607	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,16]	9/13/2023-12/13/2023	70	72	.00	[24]
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,10]	6/23/2023	971	1,023	.00	[24]
Total		$60,586	$66,644	.26%

164	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,274,651,000, which represented 4.96% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $66,644,000, which represented .26% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $24,156,000, which represented .09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Amount less than one thousand.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $19,019,000, which represented .07% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,605,000, which represented .13% of the net assets of the fund.
[17]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[18]	Rate represents the seven-day yield at 12/31/2023.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[21]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[22]	Represents net activity. Refer to Note 5 for more information on securities lending.
[23]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[24]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	165

American Funds Global Balanced Fund

Investment portfolio December 31, 2023

Common stocks 61.63%	Shares	Value (000)
Information technology 11.56%
Broadcom, Inc.	13,043	$14,559
Microsoft Corp.	31,994	12,031
Accenture PLC, Class A	8,209	2,881
Texas Instruments, Inc.	16,895	2,880
GlobalWafers Co., Ltd.	101,000	1,927
ServiceNow, Inc.[1]	2,692	1,902
Taiwan Semiconductor Manufacturing Co., Ltd.	87,000	1,674
Marvell Technology, Inc.	24,527	1,479
Cognizant Technology Solutions Corp., Class A	18,178	1,373
Intel Corp.	26,751	1,344
TDK Corp.	18,600	882
Apple, Inc.	3,844	740
SK hynix, Inc.	6,055	661
Seagate Technology Holdings PLC	3,768	322
Infineon Technologies AG	6,896	288
		44,943

Health care 9.22%
Abbott Laboratories	58,998	6,494
Sanofi	51,879	5,143
Gilead Sciences, Inc.	42,602	3,451
Novo Nordisk AS, Class B	27,643	2,859
UnitedHealth Group, Inc.	4,895	2,577
AstraZeneca PLC	15,545	2,094
Takeda Pharmaceutical Co., Ltd.	50,900	1,461
Eli Lilly and Co.	2,380	1,387
Molina Healthcare, Inc.[1]	3,701	1,337
Eurofins Scientific SE, non-registered shares	17,767	1,163
Stryker Corp.	3,652	1,094
Medtronic PLC	12,398	1,021
AbbVie, Inc.	5,825	903
Thermo Fisher Scientific, Inc.	1,595	847
Novartis AG	8,363	844
GE HealthCare Technologies, Inc.	9,521	736
BioMarin Pharmaceutical, Inc.[1]	6,101	588
Merck KGaA	3,462	551
Danaher Corp.	2,224	515
Humana, Inc.	1,074	492
Vertex Pharmaceuticals, Inc.[1]	752	306
		35,863

Industrials 8.40%
RTX Corp.	65,310	5,495
Carrier Global Corp.	72,631	4,173
General Electric Co.	30,743	3,924
Thales SA	18,350	2,714
Safran SA	12,512	2,207
Siemens AG	10,596	1,988
General Dynamics Corp.	7,609	1,976
BAE Systems PLC	137,641	1,947
Honeywell International, Inc.	5,909	1,239
CSX Corp.	34,575	1,199
Melrose Industries PLC	110,742	800
DHL Group	15,557	771
Boeing Co.[1]	2,721	709
United Rentals, Inc.	916	525
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	26,859	469
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	13	2
L3Harris Technologies, Inc.	2,038	429
Singapore Technologies Engineering, Ltd.	124,000	365
Airbus SE, non-registered shares	2,299	355
Caterpillar, Inc.	1,174	347

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Waste Management, Inc.	1,847	$331
Astra International Tbk PT	894,600	328
Element Fleet Management Corp.	18,337	298
Trelleborg AB, Class B	1,639	55
		32,646

Financials 7.90%
B3 SA - Brasil, Bolsa, Balcao	1,504,867	4,475
ING Groep NV	221,402	3,314
Zurich Insurance Group AG	5,617	2,937
HDFC Bank, Ltd. (ADR)	28,148	1,889
HDFC Bank, Ltd.	48,162	988
AIA Group, Ltd.	263,400	2,288
BlackRock, Inc.	2,648	2,150
Kotak Mahindra Bank, Ltd.	71,295	1,634
DBS Group Holdings, Ltd.	59,900	1,513
Citigroup, Inc.	27,497	1,414
JPMorgan Chase & Co.	4,864	827
BNP Paribas SA	11,441	793
Münchener Rückversicherungs-Gesellschaft AG	1,737	719
Banco Santander, SA	157,435	657
Aegon, Ltd.	112,560	653
Banco Bilbao Vizcaya Argentaria, SA	69,231	631
Bank Central Asia Tbk PT	1,028,600	627
Great-West Lifeco, Inc.	17,824	590
Capital One Financial Corp.	4,263	559
KBC Groep NV	8,217	533
Fairfax Financial Holdings, Ltd., subordinate voting shares	473	436
FinecoBank SpA	28,790	433
Ping An Insurance (Group) Company of China, Ltd., Class H	59,000	267
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	65
Mastercard, Inc., Class A	770	328
		30,720

Consumer staples 5.61%
Philip Morris International, Inc.	37,932	3,569
ITC, Ltd.	619,592	3,436
Seven & i Holdings Co., Ltd.	69,400	2,749
Imperial Brands PLC	115,025	2,643
Nestlé SA	17,951	2,078
Ajinomoto Co., Inc.	48,150	1,861
British American Tobacco PLC	60,310	1,760
Kao Corp.	31,600	1,298
Pernod Ricard SA	4,980	881
Heineken NV	6,766	688
Alimentation Couche-Tard, Inc.	7,156	421
Kweichow Moutai Co., Ltd., Class A	921	224
Monster Beverage Corp.[1]	3,869	223
		21,831

Materials 4.57%
Freeport-McMoRan, Inc.	91,591	3,899
Linde PLC	7,564	3,107
Air Products and Chemicals, Inc.	9,426	2,581
Fortescue, Ltd.	113,507	2,245
BHP Group, Ltd. (CDI)	55,722	1,906
Evonik Industries AG	77,260	1,577
Vale SA (ADR), ordinary nominative shares	57,603	914

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Celanese Corp.	4,587	$713
Air Liquide SA	2,397	466
Sherwin-Williams Co.	1,150	359
		17,767

Energy 3.70%
Canadian Natural Resources, Ltd. (CAD denominated)	113,969	7,466
Shell PLC (GBP denominated)	48,992	1,592
Neste OYJ	41,287	1,467
TC Energy Corp. (CAD denominated)	32,426	1,267
Chevron Corp.	7,285	1,087
BP PLC	165,370	977
Baker Hughes Co., Class A	9,285	317
Woodside Energy Group, Ltd. (CDI)	9,976	211
		14,384

Communication services 3.47%
Meta Platforms, Inc., Class A1	13,044	4,617
Alphabet, Inc., Class A1	19,578	2,735
Alphabet, Inc., Class C1	7,383	1,040
Singapore Telecommunications, Ltd.	703,500	1,315
Netflix, Inc.[1]	2,684	1,307
TELUS Corp.	46,990	836
Omnicom Group, Inc.	9,504	822
Comcast Corp., Class A	18,675	819
		13,491

Consumer discretionary 3.23%
LVMH Moët Hennessy-Louis Vuitton SE	2,325	1,886
Home Depot, Inc.	4,682	1,623
Ferrari NV	3,600	1,218
Ferrari NV (EUR denominated)	1,201	405
Compagnie Financière Richemont SA, Class A	7,729	1,066
Amazon.com, Inc.[1]	6,696	1,017
InterContinental Hotels Group PLC	11,004	994
Royal Caribbean Cruises, Ltd.[1]	7,483	969
Sony Group Corp.	6,100	578
Hasbro, Inc.	11,264	575
Restaurant Brands International, Inc.	6,229	487
General Motors Co.	10,806	388
Hilton Worldwide Holdings, Inc.	2,083	379
adidas AG	1,644	334
Airbnb, Inc., Class A1	2,358	321
Zhongsheng Group Holdings, Ltd.	74,000	179
Dowlais Group PLC	103,349	140
		12,559

Utilities 2.74%
DTE Energy Co.	26,895	2,965
E.ON SE	141,436	1,897
Duke Energy Corp.	14,950	1,451
Constellation Energy Corp.	11,857	1,386
SembCorp Industries, Ltd.	271,100	1,088
National Grid PLC	57,946	782
Dominion Energy, Inc.	12,866	605
ENN Energy Holdings, Ltd.	57,100	420
Power Grid Corporation of India, Ltd.	14,958	43
		10,637

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Real estate 1.23%
CTP NV		96,081	$1,624
Equinix, Inc. REIT		1,833	1,476
Embassy Office Parks REIT		310,600	1,212
Sun Hung Kai Properties, Ltd.		42,500	457
			4,769

Total common stocks (cost: $184,602,000)			239,610

Preferred securities 0.11%
Consumer discretionary 0.10%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares		4,221	372

Financials 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		17,204	50

Total preferred securities (cost: $408,000)			422

Convertible stocks 0.27%
Utilities 0.27%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		27,300	1,041

Total convertible stocks (cost: $1,321,000)			1,041

Bonds, notes & other debt instruments 31.04%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.75%
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	82
Asian Development Bank 1.125% 6/10/2025	GBP	100	122
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	203
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	611
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	82
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,020	1,270
Austria (Republic of) 0% 2/20/2031	EUR	660	613
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		270	308
Brazil (Federative Republic of) 10.00% 1/1/2025	BRL	900	185
Brazil (Federative Republic of) 10.00% 1/1/2031		5,999	1,221
Brazil (Federative Republic of) 10.00% 1/1/2033		6,221	1,262
Brazil (Federative Republic of) 6.00% 8/15/2040[3]		209	46
Brazil (Federative Republic of) 6.00% 8/15/2050[3]		1,510	335
Brazil (Federative Republic of) 6.00% 8/15/2060[3]		209	47
Bulgaria (Republic of) 4.50% 1/27/2033	EUR	120	139
Canada 3.00% 11/1/2024	CAD	320	238
Canada 2.25% 6/1/2025		1,400	1,030
Canada 0.25% 3/1/2026		246	173
Canada 3.50% 3/1/2028		1,009	769
Chile (Republic of) 5.80% 6/1/2024	CLP	230,000	260
Chile (Republic of) 4.70% 9/1/2030		55,000	60
China (People’s Republic of) 2.62% 6/25/2030	CNY	1,970	279
China (People’s Republic of), Series INBK, 2.64% 1/15/2028		9,650	1,374
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		10,270	1,484
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		5,050	833
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		8,450	1,243
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	461
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	154
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,247
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	314
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	1,872,100	428

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	218,300	$49
European Investment Bank 0.375% 9/15/2027	EUR	110	113
European Investment Bank 0.25% 1/20/2032		860	795
European Union 0% 7/6/2026		100	104
European Union 0.25% 10/22/2026		50	52
French Republic O.A.T. 0.75% 2/25/2028		640	666
French Republic O.A.T. 0% 11/25/2030		1,320	1,246
French Republic O.A.T. 2.00% 11/25/2032		610	649
French Republic O.A.T. 3.25% 5/25/2045		160	185
Germany (Federal Republic of) 2.50% 3/13/2025		845	929
Germany (Federal Republic of) 0% 4/16/2027		950	982
Germany (Federal Republic of) 0% 8/15/2031		780	746
Germany (Federal Republic of) 0% 2/15/2032		540	510
Germany (Federal Republic of) 1.70% 8/15/2032		674	729
Germany (Federal Republic of) 2.30% 2/15/2033		510	578
Germany (Federal Republic of) 1.00% 5/15/2038		280	263
Germany (Federal Republic of) 0% 8/15/2050		380	234
Germany (Federal Republic of) 0% 8/15/2052		20	12
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	122
Greece (Hellenic Republic of) 3.375% 2/15/2025		50	56
Greece (Hellenic Republic of) 3.875% 6/15/2028		640	747
Greece (Hellenic Republic of) 1.50% 6/18/2030		190	194
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	795
Greece (Hellenic Republic of) 4.25% 6/15/2033		535	648
Greece (Hellenic Republic of) 1.875% 1/24/2052		636	504
India (Republic of) 5.22% 6/15/2025	INR	12,720	149
India (Republic of) 5.15% 11/9/2025		8,000	93
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR	1,165,000	75
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		1,767,000	115
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		1,201,000	86
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		3,301,000	231
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	81
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		4,446,000	299
Ireland (Republic of) 3.00% 10/18/2043	EUR	150	172
Israel (State of) 2.875% 1/29/2024		200	221
Israel (State of) 4.50% 1/17/2033	USD	200	190
Italy (Republic of) 1.35% 4/1/2030	EUR	550	545
Italy (Republic of) 4.40% 5/1/2033		1,200	1,412
Italy (Republic of) 4.35% 11/1/2033		740	865
Japan, Series 18, 0.10% 3/10/2024[3]	JPY	22,300	160
Japan, Series 19, 0.10% 9/10/2024[3]		32,520	234
Japan, Series 150, 0.005% 12/20/2026		84,950	602
Japan, Series 346, 0.10% 3/20/2027		134,150	953
Japan, Series 363, 0.10% 6/20/2031		56,000	388
Japan, Series 365, 0.10% 12/20/2031		317,600	2,187
Japan, Series 145, 1.70% 6/20/2033		59,800	467
Japan, Series 152, 1.20% 3/20/2035		264,400	1,965
Japan, Series 179, 0.50% 12/20/2041		50,500	312
Japan, Series 42, 1.70% 3/20/2044		50,150	374
Japan, Series 37, 0.60% 6/20/2050		26,950	150
Japan, Series 74, 1.00% 3/20/2052		161,500	982
Japan, Series 76, 1.40% 9/20/2052		80,350	538
KfW 1.125% 7/4/2025	GBP	95	115
Magyar Export-Import Bank 6.00% 5/16/2029	EUR	100	117
Morocco (Kingdom of) 3.50% 6/19/2024		100	110
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	124
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	109
Peru (Republic of) 2.392% 1/23/2026	USD	90	86
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	708
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	105
Philippines (Republic of) 1.648% 6/10/2031	USD	200	165

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	$93
Portuguese Republic 0.475% 10/18/2030	EUR	230	223
Portuguese Republic 3.50% 6/18/2038		230	266
Romania 2.125% 3/7/2028		130	131
Serbia (Republic of) 3.125% 5/15/2027		215	228
Serbia (Republic of) 2.05% 9/23/2036		185	143
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	151
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		4,235	140
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		11,100	448
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW	348,590	263
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		1,831,500	1,537
Spain (Kingdom of) 0% 1/31/2027	EUR	335	342
Spain (Kingdom of) 0.80% 7/30/2027		490	510
Spain (Kingdom of) 0.50% 10/31/2031		165	153
Spain (Kingdom of) 3.15% 4/30/2033		317	356
Spain (Kingdom of) 3.55% 10/31/2033		550	637
Tunisia (Republic of) 5.625% 2/17/2024		290	310
Ukraine 6.876% 5/21/2031[4,5]	USD	250	58
Ukraine 6.876% 5/21/2031[4]		200	47
United Kingdom 2.75% 9/7/2024	GBP	50	63
United Kingdom 1.25% 7/22/2027		410	485
United Kingdom 0.375% 10/22/2030		490	512
United Kingdom 0.25% 7/31/2031		160	161
United Kingdom 1.00% 1/31/2032		920	972
United Kingdom 4.25% 6/7/2032		1,165	1,573
United Kingdom 3.25% 1/22/2044		174	196
United Kingdom 1.25% 7/31/2051		413	280
United Mexican States, Series M, 5.75% 3/5/2026	MXN	12,150	662
United Mexican States, Series M, 7.75% 11/23/2034		6,500	350
United Mexican States, Series M, 8.00% 11/7/2047		5,120	270
United Mexican States, Series M, 8.00% 7/31/2053		28,580	1,495
			57,321

Mortgage-backed obligations 5.47%
Federal agency mortgage-backed obligations 4.95%
Fannie Mae Pool #FM6293 3.00% 1/1/2051[6]	USD	2	1
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		27	27
Freddie Mac Pool #RB5071 2.00% 9/1/2040[6]		745	641
Freddie Mac Pool #QD3310 3.00% 12/1/2051[6]		1	1
Freddie Mac Pool #SD8276 5.00% 12/1/2052[6]		476	471
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		16	16
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[6]		580	554
Government National Mortgage Assn. 6.50% 1/1/2054[6,7]		1,175	1,203
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[6]		302	260
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[6]		108	93
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[6]		143	123
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,7]		800	654
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,7]		3,384	2,879
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,7]		729	669
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,7]		1,049	992
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,7]		2,525	2,448
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,7]		2,791	2,762
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,7]		600	603
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,7]		950	965
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,7]		580	594
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,7]		1,140	1,176
Uniform Mortgage-Backed Security 3.50% 2/1/2054[6,7]		1,480	1,360
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,7]		750	762
			19,254

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Other mortgage-backed securities 0.26%
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[6]	DKK	468	$63
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[6]		1,206	160
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[6]		5,550	666
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[6]		474	52
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[6]		569	66
Realkredit Danmark AS 1.00% 10/1/2053[6]		188	21
			1,028

Collateralized mortgage-backed obligations (privately originated) 0.13%
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,8]	USD	196	200
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,8]		113	114
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,8]		83	83
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		108	107
			504

Commercial mortgage-backed securities 0.13%
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,8]		150	146
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,8]		110	108
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,8]		135	137
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,8]		100	103
			494

Total mortgage-backed obligations			21,280

U.S. Treasury bonds & notes 5.47%
U.S. Treasury 4.11%
U.S. Treasury 2.125% 11/30/2024		1,200	1,171
U.S. Treasury 1.75% 3/15/2025		98	95
U.S. Treasury 3.00% 7/15/2025		916	896
U.S. Treasury 3.125% 8/15/2025		18	18
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	46
U.S. Treasury 3.75% 4/15/2026		76	75
U.S. Treasury 2.75% 4/30/2027		432	416
U.S. Treasury 2.75% 7/31/2027		46	44
U.S. Treasury 4.125% 9/30/2027		268	270
U.S. Treasury 4.125% 10/31/2027		357	359
U.S. Treasury 4.00% 2/29/2028		570	572
U.S. Treasury 4.00% 6/30/2028		4,263	4,284
U.S. Treasury 4.375% 8/31/2028		1,170	1,195
U.S. Treasury 4.625% 9/30/2028		1,783	1,841
U.S. Treasury 4.375% 11/30/2028		119	122
U.S. Treasury 1.375% 11/15/2031		752	624
U.S. Treasury 2.875% 5/15/2032		284	263
U.S. Treasury 1.875% 2/15/2041[9]		920	663
U.S. Treasury 2.25% 5/15/2041[9]		525	401
U.S. Treasury 3.875% 5/15/2043		175	167
U.S. Treasury 2.875% 11/15/2046		400	321
U.S. Treasury 1.25% 5/15/2050		630	341
U.S. Treasury 1.375% 8/15/2050		400	224
U.S. Treasury 2.375% 5/15/2051[9]		490	351
U.S. Treasury 2.00% 8/15/2051[9]		560	367

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.25% 2/15/2052	USD	180	$125
U.S. Treasury 4.00% 11/15/2052		270	267
U.S. Treasury 3.625% 2/15/2053		299	277
			15,974

U.S. Treasury inflation-protected securities 1.36%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[3]		772	759
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[3]		516	505
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[3]		354	337
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[3]		2,076	2,139
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[3]		709	688
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[3]		257	207
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[3,9]		724	660
			5,295

Total U.S. Treasury bonds & notes			21,269

Corporate bonds, notes & loans 5.00%
Financials 1.80%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[10]	EUR	200	189
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[5,10]	USD	200	207
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[10]	EUR	200	228
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[10]	USD	200	197
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[10]		500	471
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		161	162
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[10]		475	473
BPCE SA 4.50% 1/13/2033	EUR	100	116
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,10]	USD	200	204
Chubb INA Holdings, Inc. 3.35% 5/3/2026		10	10
Chubb INA Holdings, Inc. 4.35% 11/3/2045		20	19
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[10]		103	101
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[10]		110	104
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[10]		29	28
Commonwealth Bank of Australia 2.688% 3/11/2031[5]		225	185
Corebridge Financial, Inc. 3.90% 4/5/2032		59	53
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[10]	EUR	200	192
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[10]		100	107
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[10]	USD	160	146
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD CME Term SOFR + 1.635% on 10/31/2037)[10]		78	68
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[10]		200	196
HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[10]		360	386
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[10]		290	318
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[10]	EUR	100	122
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]	USD	186	172
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[10]		160	156
Mastercard, Inc. 2.00% 11/18/2031		102	86
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[10]		200	184
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[10]		126	116
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[10]		72	63
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[10]	EUR	280	293
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[10]		175	167
New York Life Insurance Co. 3.75% 5/15/2050[5]	USD	23	18
Nordea Bank ABP 3.60% 6/6/2025[5]		200	196
Royal Bank of Canada 1.20% 4/27/2026		175	162

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[5,10]	USD	450	$447
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		210	201
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[10]		400	367
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		100	90
			7,000

Utilities 0.86%
Alabama Power Co. 3.00% 3/15/2052		250	175
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]		35	33
CMS Energy Corp. 3.00% 5/15/2026		80	76
Consumers Energy Co. 3.60% 8/15/2032		250	232
Duke Energy Progress, LLC 3.70% 9/1/2028		75	73
E.ON SE 1.625% 3/29/2031	EUR	240	240
Edison International 4.125% 3/15/2028	USD	160	155
Enel Américas SA 4.00% 10/25/2026		35	34
Enel Finance International NV 1.875% 7/12/2028[5]		200	175
Entergy Louisiana, LLC 4.75% 9/15/2052		100	92
Exelon Corp. 3.40% 4/15/2026		150	145
Interstate Power and Light Co. 2.30% 6/1/2030		50	43
NextEra Energy Operating Partners, LP 7.25% 1/15/2029[5]		550	576
Niagara Mohawk Power Corp. 3.508% 10/1/2024[5]		85	83
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	24
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	90
Pacific Gas and Electric Co. 3.00% 6/15/2028		140	128
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	110
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	30
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	495
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	43
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	95
Xcel Energy, Inc. 3.35% 12/1/2026		216	208
			3,355

Communication services 0.51%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	12,420	712
AT&T, Inc. 2.75% 6/1/2031	USD	165	145
AT&T, Inc. 2.55% 12/1/2033		64	52
AT&T, Inc. 4.30% 11/18/2034	EUR	100	117
Comcast Corp. 0% 9/14/2026		100	102
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	58
Orange 9.00% 3/1/2031[10]		65	80
Tencent Holdings, Ltd. 3.925% 1/19/2038		200	170
T-Mobile USA, Inc. 2.05% 2/15/2028		200	181
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	134
Verizon Communications, Inc. 0.75% 3/22/2032		100	91
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	168	148
			1,990

Health care 0.46%
Amgen, Inc. 1.90% 2/21/2025		40	39
Amgen, Inc. 2.20% 2/21/2027		30	28
Amgen, Inc. 4.20% 3/1/2033		280	266
Amgen, Inc. 5.65% 3/2/2053		61	64
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	60
Becton, Dickinson and Co. 3.734% 12/15/2024		10	10
Becton, Dickinson and Co. 3.70% 6/6/2027		43	42
Becton, Dickinson and Co. 4.298% 8/22/2032		320	309
Cigna Group (The) 4.125% 11/15/2025		80	79
EMD Finance, LLC 3.25% 3/19/2025[5]		250	244
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		197	198

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	USD	21	$21
Stryker Corp. 0.75% 3/1/2029	EUR	210	206
Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026		100	108
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	133
			1,807

Energy 0.41%
Ecopetrol SA 6.875% 4/29/2030		160	159
Equinor ASA 3.70% 3/1/2024		50	50
Halliburton Co. 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	163
ONEOK, Inc. 5.80% 11/1/2030		7	7
ONEOK, Inc. 6.05% 9/1/2033		53	56
Petroleos Mexicanos 4.875% 1/18/2024		10	10
Petroleos Mexicanos 7.19% 9/12/2024	MXN	6,179	348
Petroleos Mexicanos 4.25% 1/15/2025	USD	57	56
Petroleos Mexicanos 6.875% 8/4/2026		211	205
Petroleos Mexicanos 6.49% 1/23/2027		273	256
Qatar Energy 3.125% 7/12/2041[5]		270	208
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10,11]		58	55
			1,575

Consumer discretionary 0.28%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
BMW US Capital, LLC 3.90% 4/9/2025[5]		70	69
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]		150	145
Hyundai Capital America 1.50% 6/15/2026[5]		250	228
Hyundai Capital America 2.375% 10/15/2027[5]		109	98
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		185	183
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		70	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		59	64
Stellantis Finance US, Inc. 2.691% 9/15/2031[5]		200	168
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	31
			1,104

Consumer staples 0.21%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	288
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028	USD	100	99
BAT Capital Corp. 3.215% 9/6/2026		62	59
BAT Capital Corp. 4.70% 4/2/2027		67	66
BAT Capital Corp. 3.557% 8/15/2027		105	100
BAT Capital Corp. 3.462% 9/6/2029		75	69
Philip Morris International, Inc. 5.75% 11/17/2032		110	116
			797

Industrials 0.16%
Canadian Pacific Railway Co. 3.10% 12/2/2051		164	119
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	48
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[5]		89	88
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]		200	193
RTX Corp. 4.125% 11/16/2028		170	166
			631

American Funds Insurance Series	175

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.16%
Broadcom, Inc. 4.00% 4/15/2029[5]	USD	21	$20
Broadcom, Inc. 4.15% 11/15/2030		70	67
Broadcom, Inc. 3.419% 4/15/2033[5]		53	47
Broadcom, Inc. 3.137% 11/15/2035[5]		15	12
Lenovo Group, Ltd. 5.875% 4/24/2025		269	270
Oracle Corp. 2.65% 7/15/2026		216	205
			621

Real estate 0.11%
American Tower Corp. 0.875% 5/21/2029	EUR	130	126
Equinix, Inc. 2.15% 7/15/2030	USD	176	149
Essex Portfolio, LP 3.50% 4/1/2025		120	117
Essex Portfolio, LP 3.375% 4/15/2026		40	39
			431

Materials 0.04%
Celanese US Holdings, LLC 6.379% 7/15/2032		50	53
Vale Overseas, Ltd. 3.75% 7/8/2030		94	87
			140

Total corporate bonds, notes & loans			19,451

Asset-backed obligations 0.24%
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]		100	101
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]		100	100
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		26	26
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,8]		48	49
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		125	125
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		148	152
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,8]		31	31
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,8]		9	9
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,8]		36	36
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,8]		29	29
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		57	57
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,8]		94	94
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,8]		16	16
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]		1	1
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[5,6]		17	17
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		76	75
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		19	19
			937

Federal agency bonds & notes 0.07%
Korea Development Bank 4.375% 2/15/2033		270	265

176	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	USD	100	$76

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	60

Total municipals			136

Total bonds, notes & other debt instruments (cost: $124,493,000)			120,659

Investment funds 2.14%	Shares
Capital Group Central Corporate Bond Fund[12]		983,660	8,341

Total Investment funds (cost: $7,862,000)			8,341

Short-term securities 8.84%	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 3.45%
Denmark (Kingdom of) 1/8/2024	5.149%	USD	7,000	6,990
Japan Treasury 2/20/2024	(0.103)	JPY	230,900	1,638
KfW 1/3/2024[5]	4.902	USD	3,000	2,998
Québec (Province of) 1/16/2024[5]	4.821		1,800	1,795
				13,421

			Shares
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[12,13]			129,760	12,974

		Principal amount (000)
Commercial paper 1.80%
DNB Bank ASA 1/5/2024[5]	5.123	USD	7,000	6,993

			Shares
Money market investments purchased with collateral from securities on loan 0.25%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[13,14]			498,946	499
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[13,14]			463,125	463
				962

Total short-term securities (cost: $34,443,000)				34,350
Total investment securities 104.03% (cost: $353,129,000)				404,423
Other assets less liabilities (4.03)%				(15,659)

Net assets 100.00%				$388,764

American Funds Insurance Series	177

American Funds Global Balanced Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	4	3/15/2024	USD	318	$10
2 Year Euro-Schatz Futures	Long	12	3/11/2024		1,411	6
2 Year U.S. Treasury Note Futures	Long	51	4/3/2024		10,502	98
5 Year Euro-Bobl Futures	Long	40	3/11/2024		5,267	90
5 Year U.S. Treasury Note Futures	Long	74	4/3/2024		8,049	124
10 Year French Government Bond Futures	Long	10	3/11/2024		1,452	51
10 Year Italy Government Bond Futures	Short	2	3/11/2024		(263)	(9)
10 Year Euro-Bund Futures	Short	4	3/11/2024		(606)	(18)
10 Year Japanese Government Bond Futures	Short	6	3/20/2024		(6,243)	(20)
10 Year U.S. Treasury Note Futures	Long	24	3/28/2024		2,709	51
10 Year UK Gilt Futures	Long	13	3/28/2024		1,701	86
10 Year Canadian Government Bond Futures	Long	17	3/28/2024		1,593	1
10 Year Ultra U.S. Treasury Note Futures	Short	20	3/28/2024		(2,360)	(102)
20 Year U.S. Treasury Bond Futures	Long	3	3/28/2024		375	28
30 Year Euro-Buxl Futures	Short	5	3/11/2024		(782)	(50)
30 Year Ultra U.S. Treasury Bond Futures	Short	2	3/28/2024		(267)	1
						$347

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
EUR	1,455	USD	1,579	Morgan Stanley	1/8/2024	$28
SGD	160	USD	120	BNP Paribas	1/8/2024	1
CZK	2,000	USD	89	BNP Paribas	1/8/2024	— [15]
USD	133	EUR	120	Goldman Sachs	1/8/2024	— [15]
USD	208	EUR	190	Citibank	1/8/2024	(2)
USD	378	MXN	6,580	Goldman Sachs	1/8/2024	(8)
CNH	1,950	USD	272	BNP Paribas	1/9/2024	1
HUF	106,090	USD	304	JPMorgan Chase	1/9/2024	1
PLN	1,200	USD	303	JPMorgan Chase	1/9/2024	1
ZAR	5,500	USD	300	Morgan Stanley	1/9/2024	1
CNH	1,700	USD	239	UBS AG	1/9/2024	— [15]
USD	93	CNH	660	Goldman Sachs	1/9/2024	— [15]
USD	324	ZAR	6,130	UBS AG	1/9/2024	(11)
EUR	610	USD	659	Morgan Stanley	1/11/2024	15
JPY	43,220	USD	304	Citibank	1/12/2024	4
USD	241	CLP	210,000	Morgan Stanley	1/12/2024	3
USD	292	IDR	4,500,000	Citibank	1/12/2024	(1)
USD	59	COP	235,990	Morgan Stanley	1/12/2024	(2)
USD	114	JPY	16,280	Standard Chartered Bank	1/12/2024	(2)
USD	524	BRL	2,569	Standard Chartered Bank	1/12/2024	(5)
USD	293	COP	1,187,960	Standard Chartered Bank	1/12/2024	(12)
ILS	200	USD	55	BNP Paribas	1/18/2024	1
USD	594	AUD	905	BNP Paribas	1/18/2024	(23)
EUR	1,210	USD	1,302	Goldman Sachs	1/19/2024	35
THB	23,940	USD	671	Citibank	1/19/2024	26
MYR	800	USD	172	HSBC Bank	1/19/2024	3
EUR	450	USD	495	BNP Paribas	1/19/2024	2
GBP	50	USD	63	Morgan Stanley	1/19/2024	1

178	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
GBP	100	USD	128	HSBC Bank	1/19/2024	$— [15]
USD	115	GBP	90	Goldman Sachs	1/19/2024	— [15]
JPY	183,389	USD	1,257	Morgan Stanley	1/22/2024	49
CHF	270	USD	313	Morgan Stanley	1/22/2024	9
EUR	670	USD	733	Bank of America	1/22/2024	7
CAD	580	USD	432	BNP Paribas	1/22/2024	6
SEK	3,570	USD	351	Bank of America	1/22/2024	4
EUR	160	USD	176	HSBC Bank	1/22/2024	1
IDR	6,500,000	USD	421	UBS AG	1/22/2024	1
USD	370	KRW	477,420	Bank of America	1/22/2024	1
PLN	720	USD	182	Citibank	1/22/2024	1
USD	46	PLN	180	BNP Paribas	1/22/2024	— [15]
EUR	203	CAD	300	HSBC Bank	1/22/2024	(2)
USD	145	MXN	2,500	Standard Chartered Bank	1/22/2024	(2)
USD	252	ZAR	4,660	UBS AG	1/22/2024	(2)
USD	709	BRL	3,489	Citibank	1/22/2024	(8)
USD	925	MXN	16,083	JPMorgan Chase	1/22/2024	(18)
THB	17,850	USD	511	UBS AG	1/23/2024	9
DKK	800	USD	118	Citibank	1/23/2024	1
JPY	22,000	USD	156	Bank of New York Mellon	1/23/2024	1
CNH	900	USD	127	Citibank	1/23/2024	— [15]
EUR	396	DKK	2,950	Citibank	1/23/2024	— [15]
CNH	13,200	USD	1,856	Goldman Sachs	1/23/2024	(1)
USD	262	MXN	4,500	Standard Chartered Bank	1/23/2024	(2)
NZD	280	USD	174	Standard Chartered Bank	1/25/2024	3
USD	483	JPY	68,000	HSBC Bank	1/26/2024	(1)
JPY	593,150	USD	4,153	Morgan Stanley	2/9/2024	82
USD	1,341	JPY	199,000	JPMorgan Chase	2/9/2024	(79)
MXN	15,470	USD	860	Goldman Sachs	2/14/2024	43
USD	1,823	JPY	230,900	HSBC Bank	2/16/2024	173
JPY	230,900	USD	1,808	HSBC Bank	2/16/2024	(158)
USD	1,809	JPY	230,900	HSBC Bank	2/20/2024	158
USD	483	BRL	2,410	Citibank	2/20/2024	(11)
USD	610	BRL	3,000	Bank of America	2/29/2024	(4)
						$318

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
3.79165%	Annual	SOFR	Annual	1/13/2026	USD	865	$(5)	$—	$(5)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,600	(9)	—	(9)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	3,200	(11)	—	(11)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	11,300	(41)	—	(41)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	2,500	(6)	—	(6)

American Funds Insurance Series	179

American Funds Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	3,701	$(8)	$—	$(8)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN	7,639	(19)	—	(19)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027	MXN	20,400	4	—	4
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	1,715	137	—	137
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	850	67	—	67
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	2,870	33	—	33
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	460	(50)	—	(50)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP	930	(103)	—	(103)
							$(81)	$—	$(81)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)			Value at 12/31/2023 (000)		Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD	50		$(1)		$—	[15]	$(1)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[16]	Value at 12/31/2023 (000)	[17]	Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR5,235			$113		$102		$11

Investments in affiliates12

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 2.14%
Capital Group Central Corporate Bond Fund	$5,532	$3,667	$1,209	$(77)	$428	$8,341	$219
Short-term securities 3.34%
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[13]	3,928	106,063	97,017	2	(2)	12,974	1,251
Total 5.48%				$(75)	$426	$21,315	$1,470

180	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,039,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,573,000, which represented 4.52% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $860,000, which represented .22% of the net assets of the fund.
[10]	Step bond; coupon rate may change at a later date.
[11]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Amount less than one thousand.
[16]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[17]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviation(s)

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	181

The Bond Fund of America

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 96.16%	Principal amount (000)		Value (000)
Mortgage-backed obligations 40.41%
Federal agency mortgage-backed obligations 37.67%
Fannie Mae Pool #AB1068 4.50% 5/1/2025[1]	USD	15	$15
Fannie Mae Pool #256133 4.50% 1/1/2026[1]		18	18
Fannie Mae Pool #AR3058 3.00% 1/1/2028[1]		57	55
Fannie Mae Pool #AS8018 3.00% 9/1/2031[1]		36	35
Fannie Mae Pool #BM4741 3.00% 4/1/2032[1]		21	21
Fannie Mae Pool #913966 6.00% 2/1/2037[1]		33	34
Fannie Mae Pool #945680 6.00% 9/1/2037[1]		366	383
Fannie Mae Pool #924866 4.765% 10/1/2037[1,2]		138	135
Fannie Mae Pool #988588 5.50% 8/1/2038[1]		175	180
Fannie Mae Pool #889982 5.50% 11/1/2038[1]		788	812
Fannie Mae Pool #AB1297 5.00% 8/1/2040[1]		180	183
Fannie Mae Pool #AH8144 5.00% 4/1/2041[1]		775	779
Fannie Mae Pool #AH9479 5.00% 4/1/2041[1]		725	736
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		153,419	131,585
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		813	826
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		445	452
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		374	380
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		255	259
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		9,218	7,883
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		2,424	2,071
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[1]		40	39
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		1,866	1,742
Fannie Mae Pool #AL8522 3.50% 5/1/2046[1]		807	757
Fannie Mae Pool #BD1968 4.00% 7/1/2046[1]		771	742
Fannie Mae Pool #BD5477 4.00% 7/1/2046[1]		132	127
Fannie Mae Pool #BM5148 4.00% 10/1/2046[1]		5,076	4,883
Fannie Mae Pool #BE0592 4.00% 11/1/2046[1]		305	290
Fannie Mae Pool #BE8885 4.00% 3/1/2047[1]		873	840
Fannie Mae Pool #MA3058 4.00% 7/1/2047[1]		38	37
Fannie Mae Pool #CA0770 3.50% 11/1/2047[1]		4,301	4,016
Fannie Mae Pool #BJ1515 4.00% 11/1/2047[1]		2,375	2,291
Fannie Mae Pool #CA0706 4.00% 11/1/2047[1]		82	79
Fannie Mae Pool #BM4413 4.50% 12/1/2047[1]		2,456	2,425
Fannie Mae Pool #CA1189 3.50% 2/1/2048[1]		1,284	1,201
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[1]		16	15
Fannie Mae Pool #BF0293 3.00% 7/1/2048[1]		6,279	5,685
Fannie Mae Pool #BF0318 3.50% 8/1/2048[1]		5,045	4,690
Fannie Mae Pool #BM5349 4.00% 9/1/2048[1]		20,996	20,259
Fannie Mae Pool #FM4891 3.50% 10/1/2048[1]		19,101	17,834
Fannie Mae Pool #BM4676 4.00% 10/1/2048[1]		11	11
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		487	453
Fannie Mae Pool #CA3807 3.00% 7/1/2049[1]		1,294	1,167
Fannie Mae Pool #CA3806 3.00% 7/1/2049[1]		838	760
Fannie Mae Pool #FS5372 3.50% 7/1/2049[1]		2,486	2,321
Fannie Mae Pool #FM1262 4.00% 7/1/2049[1]		20,647	19,845
Fannie Mae Pool #FM0007 3.50% 9/1/2049[1]		13,713	12,769
Fannie Mae Pool #FM1589 3.50% 9/1/2049[1]		3,846	3,581
Fannie Mae Pool #FM1954 3.50% 11/1/2049[1]		6,075	5,656
Fannie Mae Pool #FS5313 3.50% 1/1/2050[1]		28,571	26,613
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		5,637	4,876
Fannie Mae Pool #FM5507 3.00% 7/1/2050[1]		16,520	14,897
Fannie Mae Pool #CA6309 3.00% 7/1/2050[1]		6,100	5,528
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		1,909	1,705
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		1,113	994
Fannie Mae Pool #BQ1226 2.00% 9/1/2050[1]		4,194	3,449
Fannie Mae Pool #BP6715 2.00% 9/1/2050[1]		1	1
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		3,029	2,626
Fannie Mae Pool #CA7028 2.50% 9/1/2050[1]		1,023	887
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		366	327
Fannie Mae Pool #CA7325 2.00% 10/1/2050[1]		4,782	3,991
Fannie Mae Pool #FP0051 2.00% 10/1/2050[1]		2,579	2,124

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD	285	$247
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		1,694	1,513
Fannie Mae Pool #CA7599 2.50% 11/1/2050[1]		6,875	5,954
Fannie Mae Pool #FM4897 3.00% 11/1/2050[1]		17,342	15,727
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		1,151	947
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		1,150	1,027
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		7,227	5,945
Fannie Mae Pool #BR4104 2.00% 1/1/2051[1]		5,747	4,726
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		24,386	20,830
Fannie Mae Pool #FM6293 3.00% 1/1/2051[1]		72	64
Fannie Mae Pool #BR2666 2.00% 2/1/2051[1]		440	366
Fannie Mae Pool #CA8828 2.50% 2/1/2051[1]		5,886	5,076
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		4,755	3,964
Fannie Mae Pool #MA4282 2.50% 3/1/2051[1]		1,431	1,225
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		31	26
Fannie Mae Pool #BR6309 2.50% 4/1/2051[1]		4,497	3,837
Fannie Mae Pool #MA4306 2.50% 4/1/2051[1]		4,065	3,481
Fannie Mae Pool #CB0191 3.00% 4/1/2051[1]		3,452	3,084
Fannie Mae Pool #CB0193 3.00% 4/1/2051[1]		416	371
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		18	15
Fannie Mae Pool #FM7803 2.00% 6/1/2051[1]		570	475
Fannie Mae Pool #FM7909 3.00% 6/1/2051[1]		324	289
Fannie Mae Pool #FM7510 3.00% 6/1/2051[1]		224	200
Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]		17,109	14,724
Fannie Mae Pool #CB0988 2.50% 7/1/2051[1]		14,957	12,868
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		496	428
Fannie Mae Pool #FM8442 2.50% 8/1/2051[1]		8,656	7,389
Fannie Mae Pool #FS1057 2.50% 8/1/2051[1]		171	146
Fannie Mae Pool #CB1304 3.00% 8/1/2051[1]		1,541	1,382
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		1,181	1,011
Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]		3,657	3,264
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		145	119
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		1,092	974
Fannie Mae Pool #MA4493 2.50% 12/1/2051[1]		433	368
Fannie Mae Pool #CB2787 3.50% 12/1/2051[1]		26	24
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		1,116	996
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		19,707	16,135
Fannie Mae Pool #BV3023 2.00% 2/1/2052[1]		12,616	10,325
Fannie Mae Pool #CB2765 2.00% 2/1/2052[1]		6,461	5,316
Fannie Mae Pool #BV3083 2.00% 2/1/2052[1]		815	667
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		37,582	33,914
Fannie Mae Pool #BV4172 2.00% 3/1/2052[1]		4,095	3,349
Fannie Mae Pool #BV4128 2.00% 3/1/2052[1]		4,069	3,331
Fannie Mae Pool #BV3101 2.00% 3/1/2052[1]		2,240	1,833
Fannie Mae Pool #BV4118 2.00% 3/1/2052[1]		1,245	1,018
Fannie Mae Pool #BV4169 2.00% 3/1/2052[1]		932	763
Fannie Mae Pool #FS1655 4.00% 4/1/2052[1]		312	296
Fannie Mae Pool #CB3597 3.50% 5/1/2052[1]		480	441
Fannie Mae Pool #BW1931 5.00% 6/1/2052[1]		3,392	3,360
Fannie Mae Pool #BT8262 5.00% 6/1/2052[1]		1,421	1,408
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,914	1,757
Fannie Mae Pool #BW0959 5.00% 7/1/2052[1]		3,197	3,165
Fannie Mae Pool #MA4731 3.50% 9/1/2052[1]		9,436	8,664
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		289	280
Fannie Mae Pool #BW8497 4.50% 9/1/2052[1]		62	60
Fannie Mae Pool #CB4852 4.50% 10/1/2052[1]		56,256	54,571
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		2,761	2,681
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		3,312	3,335
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		2,947	2,969
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		236	243
Fannie Mae Pool #BX1132 4.50% 11/1/2052[1]		952	924

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	USD	136		$134
Fannie Mae Pool #MA4842 5.50% 12/1/2052[1]		5,695		5,732
Fannie Mae Pool #CB5778 6.00% 12/1/2052[1]		46		47
Fannie Mae Pool #BX5927 4.00% 1/1/2053[1]		315		298
Fannie Mae Pool #MA4918 5.00% 2/1/2053[1]		677		670
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		8,818		8,861
Fannie Mae Pool #BW5268 4.00% 3/1/2053[1]		418		395
Fannie Mae Pool #CB5986 5.00% 3/1/2053[1]		162		160
Fannie Mae Pool #BX7779 5.50% 3/1/2053[1]		4,662		4,691
Fannie Mae Pool #BX7949 6.00% 3/1/2053[1]		1,022		1,038
Fannie Mae Pool #MA4977 4.50% 4/1/2053[1]		731		709
Fannie Mae Pool #BX9041 5.00% 4/1/2053[1]		96		95
Fannie Mae Pool #BY0130 5.50% 4/1/2053[1]		993		999
Fannie Mae Pool #CB6033 6.00% 4/1/2053[1]		22,229		22,623
Fannie Mae Pool #FS4919 2.50% 5/1/2053[1]		1,933		1,646
Fannie Mae Pool #BX9827 5.00% 5/1/2053[1]		64,824		64,153
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		3,187		3,157
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		6,876		6,906
Fannie Mae Pool #BY1592 5.50% 5/1/2053[1]		987		993
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		8,693		8,830
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		12,111		12,165
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		7,842		7,893
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		4,603		4,676
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,863		2,914
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		2,054		2,090
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		51,368		50,831
Fannie Mae Pool #BY4459 5.00% 7/1/2053[1]		675		668
Fannie Mae Pool #BU4112 5.00% 7/1/2053[1]		99		98
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		9,141		9,183
Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]		20,790		21,312
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		494		496
Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]		176		178
Fannie Mae Pool #MA5167 6.50% 10/1/2053[1]		21,213		21,746
Fannie Mae Pool #MA5190 5.50% 11/1/2053[1]		5,502		5,526
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		99,368		100,918
Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]		26,581		27,248
Fannie Mae Pool #BF0145 3.50% 3/1/2057[1]		10,787		9,799
Fannie Mae Pool #BF0264 3.50% 5/1/2058[1]		8,204		7,452
Fannie Mae Pool #BF0332 3.00% 1/1/2059[1]		17,627		15,537
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		20,676		17,746
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		1,219		1,185
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,2]		—	[3]	—	[3]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[1]		5		5
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[1]		16		17
Fannie Mae, Series 2002-W1, Class 2A, 4.68% 2/25/2042[1,2]		19		18
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[1]		84		81
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[1]		1,738		1,684
Freddie Mac Pool #A15120 5.50% 10/1/2033[1]		46		48
Freddie Mac Pool #QN1073 3.00% 12/1/2034[1]		35		33
Freddie Mac Pool #G05196 5.50% 10/1/2038[1]		44		46
Freddie Mac Pool #G05267 5.50% 12/1/2038[1]		33		34
Freddie Mac Pool #G06020 5.50% 12/1/2039[1]		63		65
Freddie Mac Pool #G05860 5.50% 2/1/2040[1]		230		238
Freddie Mac Pool #RB5071 2.00% 9/1/2040[1]		2,071		1,783
Freddie Mac Pool #A93948 4.50% 9/1/2040[1]		147		147
Freddie Mac Pool #SC0149 2.00% 3/1/2041[1]		6,177		5,314
Freddie Mac Pool #G06868 4.50% 4/1/2041[1]		157		157
Freddie Mac Pool #RB0544 2.00% 6/1/2041[1]		10,691		9,167
Freddie Mac Pool #G06841 5.50% 6/1/2041[1]		367		379
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		2,423		2,072
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		2,379		2,032

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	USD	5,100	$4,356
Freddie Mac Pool #Z40130 3.00% 1/1/2046[1]		18,530	17,065
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[1]		101	92
Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]		920	884
Freddie Mac Pool #G08789 4.00% 11/1/2047[1]		563	545
Freddie Mac Pool #G61733 3.00% 12/1/2047[1]		4,714	4,287
Freddie Mac Pool #G67709 3.50% 3/1/2048[1]		12,138	11,406
Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]		891	855
Freddie Mac Pool #G61628 3.50% 9/1/2048[1]		290	272
Freddie Mac Pool #Q58494 4.00% 9/1/2048[1]		1,238	1,193
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[1]		697	650
Freddie Mac Pool #RA1369 3.50% 9/1/2049[1]		1,805	1,680
Freddie Mac Pool #SD7508 3.50% 10/1/2049[1]		9,887	9,222
Freddie Mac Pool #QA4673 3.00% 11/1/2049[1]		27,054	24,397
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		5,424	4,702
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		396	354
Freddie Mac Pool #SI2077 2.00% 9/1/2050[1]		2,081	1,715
Freddie Mac Pool #SD8090 2.00% 9/1/2050[1]		1,283	1,056
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		1,915	1,710
Freddie Mac Pool #SD7525 2.50% 10/1/2050[1]		6,796	5,891
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		1,326	1,091
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		12,145	10,403
Freddie Mac Pool #QB8605 2.00% 2/1/2051[1]		477	397
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		108	89
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		78,386	64,383
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		1,381	1,135
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		1,244	1,106
Freddie Mac Pool #SD1852 2.50% 6/1/2051[1]		13,009	11,104
Freddie Mac Pool #QC2817 2.50% 6/1/2051[1]		2,624	2,257
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		6,619	5,949
Freddie Mac Pool #RA5836 2.50% 9/1/2051[1]		18,045	15,505
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		1,213	1,083
Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]		7,324	6,535
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		2,029	1,820
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		1,541	1,328
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		1,398	1,248
Freddie Mac Pool #QD2025 3.50% 11/1/2051[1]		1,112	1,020
Freddie Mac Pool #QD3310 3.00% 12/1/2051[1]		20	18
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		10,186	8,774
Freddie Mac Pool #SD0855 2.50% 1/1/2052[1]		4,234	3,605
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		4,475	4,013
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		743	686
Freddie Mac Pool #QD8207 2.00% 3/1/2052[1]		2,691	2,203
Freddie Mac Pool #QD8010 2.00% 3/1/2052[1]		98	80
Freddie Mac Pool #QD7603 2.00% 3/1/2052[1]		6	5
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		15,685	14,397
Freddie Mac Pool #QE4855 3.50% 6/1/2052[1]		67	61
Freddie Mac Pool #QE4084 6.50% 6/1/2052[1]		286	296
Freddie Mac Pool #QE5698 5.00% 7/1/2052[1]		2,103	2,084
Freddie Mac Pool #SD7556 3.00% 8/1/2052[1]		638	571
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		78	76
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		354	344
Freddie Mac Pool #QF1205 4.50% 9/1/2052[1]		293	284
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		89	86
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		53	51
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		35	34
Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]		6,689	6,736
Freddie Mac Pool #SD1896 4.00% 11/1/2052[1]		18,953	18,217
Freddie Mac Pool #SD1894 4.00% 11/1/2052[1]		6,509	6,260
Freddie Mac Pool #QF2926 5.00% 11/1/2052[1]		12,919	12,803
Freddie Mac Pool #QF2692 5.00% 11/1/2052[1]		3,602	3,569

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	USD	2,347	$2,362
Freddie Mac Pool #QF2862 6.50% 11/1/2052[1]		62	64
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		48	49
Freddie Mac Pool #SD2065 4.00% 12/1/2052[1]		1,079	1,021
Freddie Mac Pool #RA8200 4.00% 12/1/2052[1]		688	651
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		217	215
Freddie Mac Pool #SD8298 4.50% 2/1/2053[1]		16,569	16,073
Freddie Mac Pool #QF7144 5.50% 2/1/2053[1]		4,883	4,915
Freddie Mac Pool #SD8314 4.50% 4/1/2053[1]		213	206
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		5,164	5,117
Freddie Mac Pool #QG1268 5.00% 4/1/2053[1]		665	658
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		605	599
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		12,989	13,049
Freddie Mac Pool #QG1023 5.50% 4/1/2053[1]		4,684	4,713
Freddie Mac Pool #QG2977 4.00% 5/1/2053[1]		211	200
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		36	35
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		9,582	9,624
Freddie Mac Pool #QG3365 5.50% 5/1/2053[1]		4,965	4,988
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		2,775	2,792
Freddie Mac Pool #QG5002 4.00% 6/1/2053[1]		595	563
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		1,661	1,644
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		25,348	25,460
Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]		3,386	3,443
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		876	901
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		756	778
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		711	737
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		692	720
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		480	500
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		365	377
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		268	274
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		197	206
Freddie Mac Pool #QG6067 4.00% 7/1/2053[1]		555	524
Freddie Mac Pool #QG7958 4.00% 7/1/2053[1]		67	64
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		40,419	39,997
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		57,146	57,390
Freddie Mac Pool #QG8958 4.00% 8/1/2053[1]		496	469
Freddie Mac Pool #QG9629 4.00% 8/1/2053[1]		407	384
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		1,447	1,453
Freddie Mac Pool #QH0474 6.00% 9/1/2053[1]		30,265	30,737
Freddie Mac Pool #QH1059 6.00% 9/1/2053[1]		23,160	23,532
Freddie Mac Pool #QH1296 6.00% 9/1/2053[1]		17,404	17,680
Freddie Mac Pool #QH0851 6.00% 9/1/2053[1]		15,802	16,053
Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]		314,121	322,008
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,832	1,840
Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]		29,800	30,265
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		5,120	5,249
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		6,368	6,395
Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]		12,925	13,126
Freddie Mac Pool #SD8385 6.50% 12/1/2053[1]		6,399	6,560
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		5,410	5,433
Freddie Mac Pool #SD8396 6.00% 1/1/2054[1]		16,744	17,006
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[1]		48	48
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[1]		114	116
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[1,2]		3,461	3,458
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[1]		108	92
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[1]		98	84
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		7,249	6,850
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		1,703	1,606

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	USD	9,590	$9,072
Government National Mortgage Assn. 3.00% 1/1/2054[1,4]		411	372
Government National Mortgage Assn. 4.00% 1/1/2054[1,4]		4,000	3,819
Government National Mortgage Assn. 5.50% 1/1/2054[1,4]		53,595	53,988
Government National Mortgage Assn. 6.00% 1/1/2054[1,4]		25	25
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[1]		10,853	10,468
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[1]		30	30
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[1]		4,564	4,511
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[1]		10,089	9,485
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		2,182	1,849
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		3,795	3,216
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[1]		9,007	7,765
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		3,263	2,807
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		3,239	2,777
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[1]		4,995	4,318
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]		4,621	4,041
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		3,753	3,228
Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052[1]		5,618	5,087
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		24,576	22,882
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[1]		8,710	8,314
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]		3,826	3,652
Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053[1]		3,843	3,750
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		20,238	19,747
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]		3,516	3,491
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]		8,423	8,219
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]		13,750	13,417
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		1,517	1,157
Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]		3,499	3,138
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]		4,156	3,830
Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]		2,346	2,090
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]		3,389	3,124
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]		100,436	82,107
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]		212,594	180,887
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]		87,960	77,821
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]		66,858	61,342
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]		154,909	146,528
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]		228,894	221,902
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]		22,426	22,189
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]		113,139	113,634
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]		17,798	18,073
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]		82,390	84,994
Uniform Mortgage-Backed Security 3.50% 2/1/2054[1,4]		26,140	24,008
Uniform Mortgage-Backed Security 4.00% 2/1/2054[1,4]		70,855	67,083
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]		44,700	43,361
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]		113,650	112,496
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]		51,000	51,231
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,4]		299,110	303,725
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]		3,500	3,587
Uniform Mortgage-Backed Security 6.00% 3/1/2054[1,4]		201,300	204,060
			4,146,468

Commercial mortgage-backed securities 1.72%
AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040[1,5]		389	367
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[1]		770	732
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[1]		100	94
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[1,2]		3,500	3,633
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056[1,2]		684	723
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[1,2]		500	532
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[1]		205	194

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[1]	USD	126	$119
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[1,2]		2,444	2,362
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[1]		1,018	892
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[1]		295	252
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[1]		2,541	2,402
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[1,2]		781	751
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,2,5]		8,575	8,539
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[1,2,5]		3,822	3,773
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,2,5]		8,476	8,505
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[1,2,5]		14,727	14,364
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 9/15/2036[1,2,5]		570	556
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,2,5]		5,292	5,179
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[1,2,5]		995	964
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[1,2,5]		996	964
BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 6.224% 11/15/2036[1,2,5]		11,575	11,397
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,2,5]		4,505	4,477
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[1,2,5]		3,499	3,446
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[1,2,5]		405	397
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[1,2,5]		274	269
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[1,2,5]		693	678
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[1,2,5]		9,979	9,848
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 6.726% 11/15/2038[1,2,5]		339	334
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[1,2,5]		100	98
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 7.326% 11/15/2038[1,2,5]		151	148
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 7.532% 10/15/2039[1,2,5]		3,198	3,206
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[1,2,5]		3,891	3,903
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,2,5]		19,044	19,310
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[1]		610	582
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[1]		350	346
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[1]		1,137	1,108
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[1,2,5]		8,924	8,874
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,5]		966	998
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040[1,5]		1,121	1,154
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/10/2040[1,2,5]		862	886
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[1]		200	186
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,2,5]		2,688	2,666

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[1,2,5]	USD	613	$604
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[1,2,5]		836	824
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.726% 7/15/2038[1,2,5]		640	630
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[1]		2,432	2,474
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[1,5]		449	435
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,5]		1,212	1,261
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[1,5]		1,897	1,536
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[1,2,5]		3,894	3,881
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[1]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[1]		100	94
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[1]		1,536	1,296
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[1]		2,107	2,095
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[1]		640	600
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[1]		240	223
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[1,5]		7,867	6,630
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[1,2]		2,040	1,920
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[1,2,5]		142	141
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[1]		5,166	5,098
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[1]		410	396
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[1]		245	233
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[1]		730	683
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[1,5]		4,065	3,367
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD CME Term SOFR + 0.691%) 6.053% 7/15/2036[1,2,5]		9,351	9,186
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD CME Term SOFR + 1.04%) 6.402% 7/15/2036[1,2,5]		1,000	981
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[1,2,5]		8,362	8,231
SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 6.556% 11/15/2038[1,2,5]		252	247
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 6.805% 11/15/2038[1,2,5]		135	132
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 9/15/2048[1]		2,373	2,300
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[1]		2,550	2,444
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[1]		1,019	916
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[1]		205	195
			189,630

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.02%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,2,5]	USD	2,406	$1,976
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[1,5]		112	104
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,5,6]		5,355	4,965
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[1,2,5]		791	716
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[1,2,5]		443	423
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,5]		4,470	4,054
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,2,5]		2,149	2,081
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,2,5]		445	432
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,2,5]		1,102	1,056
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,2,5]		6,182	5,812
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,2,5]		182	166
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,2,5]		1,411	1,202
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 8.087% 5/25/2042[1,2,5]		262	270
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,2,5]		609	621
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[1,2,5]		3,254	3,325
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[1,2,5]		2,224	2,241
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[1,2,5]		1,243	1,248
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[1,5]		1,545	1,430
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,5]		1,975	2,197
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[1,5]		2,498	2,784
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[1,2,5]		1,950	1,606
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[1,2,5]		1,817	1,495
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[1,2,5]		1,910	1,576
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,2,5]		2,985	2,459
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[1,2,5]		2,085	1,715
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[1,2,5]		1,199	1,211
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[1,2,5]		58	58
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,2,5]		219	225
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[1,2,5]		452	457
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[1,2,5]		1,519	1,601
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,2,5]		2,274	2,310
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[1,2,5]		814	916
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,2,5]		3,050	2,652
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[1,5]		5,021	4,542
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[1,2,5]		833	686
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,5,6]		3,090	3,072
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,2,5]		759	735
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,5,6]		2,327	2,254
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[1,2,5]		16,160	16,103
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[1,2,5]		2,663	2,364
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[1,2,5]		3,280	2,750
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,5]		1,120	1,047

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,2,5]	USD	1,555	$1,502
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,5]		9,310	8,233
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[5,7]		1,680	1,561
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2028[1,5]		4,722	4,662
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,5]		5,033	4,595
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[1,5]		2,227	2,202
			111,692

Total mortgage-backed obligations			4,447,790

Corporate bonds, notes & loans 31.70% Financials 9.85%
AerCap Ireland Capital DAC 1.65% 10/29/2024		1,568	1,514
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,822
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,640
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,531
AerCap Ireland Capital DAC 6.45% 4/15/2027[5]		3,994	4,138
AerCap Ireland Capital DAC 5.75% 6/6/2028		4,065	4,164
AerCap Ireland Capital DAC 3.00% 10/29/2028		9,124	8,335
AerCap Ireland Capital DAC 3.30% 1/30/2032		7,869	6,851
AerCap Ireland Capital DAC 3.40% 10/29/2033		3,939	3,385
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[5,6]		1,597	1,684
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,489
Ally Financial, Inc. 8.00% 11/1/2031		6,872	7,504
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[6]		604	616
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[6]		359	390
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[6]		4,565	4,559
American International Group, Inc. 5.125% 3/27/2033		2,749	2,792
Aon Corp. 5.35% 2/28/2033		1,083	1,111
Banco Santander, SA 5.147% 8/18/2025		4,000	3,978
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[6]		1,400	1,267
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[6]		1,970	1,894
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[6]		2,507	2,503
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[6]		1,487	1,363
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[6]		4,295	3,981
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[6]		2,635	2,577
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[6]		9,480	9,545
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[6]		2,773	2,445
Bank of America Corp. 2.592% 4/29/2031 (USD-SOFR + 2.15% on 4/29/2030)[6]		4,902	4,227
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[6]		21,177	17,204
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[6]		36,155	29,536
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[6]		11,270	11,302
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[6]		4,855	5,085
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[5,6]		4,850	4,907
Bank of Montreal 5.30% 6/5/2026		1,370	1,384
Bank of Nova Scotia (The) 5.25% 6/12/2028		1,370	1,392
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[6]		4,525	4,509
Barclays PLC 5.829% 5/9/2027 (USD-SOFR + 2.21% on 5/9/2026)[6]		2,085	2,104
Barclays PLC 6.49% 9/13/2029 (USD-SOFR + 2.22% on 9/13/2028)[6]		980	1,021
Barclays PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[6]		3,530	3,663
Barclays PLC 6.692% 9/13/2034 (USD-SOFR + 2.62% on 9/13/2033)[6]		420	449
Block, Inc. 2.75% 6/1/2026		1,975	1,864
Block, Inc. 3.50% 6/1/2031		825	734
BNP Paribas SA 1.675% 6/30/2027 (USD-SOFR + 0.912% on 6/30/2026)[5,6]		3,200	2,933
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[5,6]		13,134	12,158
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[5,6]		3,594	3,129
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[5,6]		5,650	4,783

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
BPCE SA 5.15% 7/21/2024[5]	USD	5,481	$5,435
BPCE SA 1.625% 1/14/2025[5]		2,980	2,872
BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[5,6]		4,729	4,404
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[5,6]		2,150	2,168
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[5,6]		5,640	5,945
BPCE SA 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[5,6]		250	200
BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[5,6]		6,195	6,226
CaixaBank, SA 6.684% 9/13/2027 (USD-SOFR + 2.08% on 9/13/2026)[5,6]		980	1,005
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,6]		3,650	3,726
CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[5,6]		700	740
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[6]		2,430	2,403
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[6]		515	514
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[6]		2,445	2,509
Charles Schwab Corp. (The) 6.196% 11/17/2029 (USD-SOFR + 1.878% on 11/17/2028)[6]		2,180	2,287
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[6]		1,776	1,834
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[6]		4,795	5,056
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		526	427
Chubb INA Holdings, Inc. 3.35% 5/3/2026		2,020	1,967
Chubb INA Holdings, Inc. 4.35% 11/3/2045		2,015	1,896
Citibank, NA 5.803% 9/29/2028		4,100	4,284
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,778
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[6]		6,304	5,771
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[6]		13,528	12,753
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[6]		1,030	879
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[6]		3,090	2,780
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[6]		995	1,065
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[6]		140	145
Corebridge Financial, Inc. 3.50% 4/4/2025		239	233
Corebridge Financial, Inc. 3.65% 4/5/2027		3,913	3,766
Corebridge Financial, Inc. 3.85% 4/5/2029		5,794	5,465
Corebridge Financial, Inc. 3.90% 4/5/2032		3,964	3,586
Corebridge Financial, Inc. 4.35% 4/5/2042		361	307
Corebridge Financial, Inc. 4.40% 4/5/2052		651	547
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[5,6]		4,450	4,224
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[5,6]		2,450	2,257
Credit Suisse AG 7.50% 2/15/2028		2,445	2,679
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[5,6]		2,990	2,699
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[5,6]		2,975	2,885
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,456
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,098
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[6]		3,673	3,614
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,106
Deutsche Bank AG 4.10% 1/13/2026		857	841
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[6]		27,047	25,368
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[6]		7,536	6,895
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[6]		10,418	9,569
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[6]		8,853	9,276
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[6]		4,775	5,030
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[6]		4,550	3,996
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[6]		3,235	2,713
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[6]		1,015	1,130
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[5,6]		1,200	1,095
Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026)[6]	EUR	1,080	1,132
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[6]		1,440	1,482
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[6]		3,210	3,830
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[6]	USD	205	214

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Five Corners Funding Trust III 5.791% 2/15/2033[5]	USD	942	$1,001
Five Corners Funding Trust IV 5.997% 2/15/2053[5]		360	390
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[6]		3,030	2,795
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[6]		13,275	12,046
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[6]		12,997	11,894
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[6]		3,703	3,434
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[6]		5,534	5,310
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[6]		5,114	5,026
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[6]		7,324	6,958
Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[6]		1,950	2,070
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[6]		10,662	9,156
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[6]		3,160	2,307
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD CME Term SOFR + 4.096% on 11/10/2026)[6]		1,750	1,714
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[6]		5,270	4,839
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[6]		14,232	12,433
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[6]		5,250	4,385
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[6]		4,463	3,710
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[6]		2,100	2,233
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		269	253
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		3,206	2,931
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[6]		1,680	1,716
ING Groep NV 6.114% 9/11/2034 (USD-SOFR + 1.85% on 9/11/2033)[6]		840	882
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,692
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,583
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	5,327
Intesa Sanpaolo SpA 5.017% 6/26/2024[5]		68,143	67,459
Intesa Sanpaolo SpA 3.25% 9/23/2024[5]		770	756
Intesa Sanpaolo SpA 5.71% 1/15/2026[5]		15,400	15,334
Intesa Sanpaolo SpA 3.875% 7/14/2027[5]		6,250	5,824
Intesa Sanpaolo SpA 3.875% 1/12/2028[5]		1,986	1,845
Intesa Sanpaolo SpA 7.20% 11/28/2033[5]		2,755	2,939
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[5,6]		5,100	5,265
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[5]		705	647
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[6]		5,870	5,734
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[6]		2,435	2,345
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[6]		3,272	3,220
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[6]		323	297
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[6]		2,813	2,597
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[6]		5,965	5,407
JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026)[6]		1,400	1,441
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[6]		9,282	8,737
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[6]		14,951	14,963
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[6]		9,600	9,103
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[6]		11,980	11,650
JPMorgan Chase & Co. 5.299% 7/24/2029 (USD-SOFR + 1.45% on 7/24/2028)[6]		2,240	2,274
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[6]		55	58
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[6]		1,126	916
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[6]		3,727	3,154
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[6]		5,313	4,435
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[6]		553	474
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[6]		1,145	1,162
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[6]		4,470	4,848
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]		2,415	2,223

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[5,6]	USD	1,375	$1,399
KBC Groep NV 6.324% 9/21/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/21/2033)[5,6]		5,875	6,213
Korea Exchange Bank 3.25% 3/30/2027[5]		1,315	1,258
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[6]		2,675	2,582
Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026)[6]		1,625	1,655
Lloyds Banking Group PLC 5.871% 3/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 3/6/2028)[6]		2,705	2,773
LPL Holdings, Inc. 6.75% 11/17/2028		3,646	3,889
Marsh & McLennan Companies, Inc. 5.40% 9/15/2033		490	516
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		222	242
Mastercard, Inc. 4.85% 3/9/2033		287	297
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[5,6,8]		1,405	1,513
MetLife, Inc. 3.60% 11/13/2025		3,490	3,429
MetLife, Inc. 5.375% 7/15/2033		1,279	1,334
Metropolitan Life Global Funding I 5.40% 9/12/2028[5]		840	863
Metropolitan Life Global Funding I 5.15% 3/28/2033[5]		619	630
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[6]		2,960	2,855
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[6]		6,200	5,668
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[6]		2,225	2,027
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[6]		2,970	2,750
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[6]		2,945	2,865
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[6]		1,430	1,457
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[6]		763	775
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[6]		4,615	4,219
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[6]		1,701	1,751
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[6]		2,390	2,469
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[6]		3,065	3,056
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[6]		2,300	2,262
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[6]		13,336	12,187
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[6]		9,403	9,451
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[6]		21,869	22,007
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[6]		85	68
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[6]		11,777	9,617
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[6]		2,670	2,212
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[6]		11,543	11,720
Morgan Stanley Bank, N.A. 5.882% 10/30/2026		2,775	2,855
MSCI, Inc. 3.25% 8/15/2033[5]		2,750	2,302
Nasdaq, Inc. 5.35% 6/28/2028		553	570
Nasdaq, Inc. 5.55% 2/15/2034		1,178	1,225
Nasdaq, Inc. 5.95% 8/15/2053		307	330
Nasdaq, Inc. 6.10% 6/28/2063		100	108
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[6]		3,555	3,588
NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[6]		1,140	1,198
Navient Corp. 6.75% 6/25/2025		425	430

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028[5]	USD	2,090	$2,101
Onemain Finance Corp. 7.125% 3/15/2026		250	255
PayPal Holdings, Inc. 5.05% 6/1/2052		1,031	1,041
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[6]		4,896	5,004
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[6]		7,232	8,032
Royal Bank of Canada 4.90% 1/12/2028		360	364
Royal Bank of Canada 5.00% 2/1/2033		3,591	3,654
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,239
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[6]		5,100	5,274
SMBC Aviation Capital Finance DAC 5.70% 7/25/2033[5]		1,120	1,133
Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[5,6]		562	591
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[6]		1,640	1,547
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[6]		6,337	6,386
Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026		1,429	1,462
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027		1,100	1,017
Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028		1,045	1,082
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033		373	394
Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028[5]		1,400	1,441
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[6,9]		1,530	21
Swedbank AB 6.136% 9/12/2026[5]		2,100	2,143
Synchrony Financial 4.375% 3/19/2024		3,640	3,628
Toronto-Dominion Bank (The) 1.95% 1/12/2027		1,060	980
Toronto-Dominion Bank (The) 5.156% 1/10/2028		7,520	7,639
Toronto-Dominion Bank (The) 5.523% 7/17/2028		3,480	3,585
Travelers Companies, Inc. 2.55% 4/27/2050		623	410
Travelers Companies, Inc. 5.45% 5/25/2053		163	176
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[6]		1,370	1,395
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[6]		2,605	2,568
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[6]		2,396	2,589
Truist Financial Corp. 5.122% 1/26/2034 (USD-SOFR + 1.60% on 1/26/2033)[6]		2,750	2,665
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[6]		1,223	1,248
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[6]		2,440	2,405
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[6]		3,119	2,989
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[6]		2,662	2,747
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[5,6]		850	832
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[5,6]		7,609	7,240
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[5,6]		11,200	10,279
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[5,6]		6,623	5,987
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[5,6]		1,265	1,315
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[5,6]		2,655	2,772
UBS Group AG 3.126% 8/13/2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[5,6,8]		1,202	1,074
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[5,6]		9,636	8,981
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[5,6]		1,392	1,111
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[5,6]		7,869	6,706
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[5,6]		4,038	3,315
UBS Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[5,6]		9,662	10,317
UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[5,6]		5,000	6,150
UniCredit SpA 4.625% 4/12/2027[5]		1,395	1,364
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[5,6]		16,130	15,798
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	426
Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[6]		3,524	3,456
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[6]		6,615	6,314

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	USD	678	$621
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[6]		13,490	13,398
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[6]		2,545	2,600
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[6]		5,785	6,101
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[6]		19,316	19,411
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[6]		188	192
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[6]		8,217	8,944
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[6]		5,719	5,148
Willis North America, Inc. 4.65% 6/15/2027		930	921
			1,083,809

Health care 4.05%
Amgen, Inc. 5.507% 3/2/2026		725	725
Amgen, Inc. 5.15% 3/2/2028		5,326	5,455
Amgen, Inc. 4.05% 8/18/2029		7,429	7,277
Amgen, Inc. 2.45% 2/21/2030		5,131	4,552
Amgen, Inc. 5.25% 3/2/2030		2,854	2,935
Amgen, Inc. 4.20% 3/1/2033		8,502	8,092
Amgen, Inc. 5.25% 3/2/2033		7,992	8,197
Amgen, Inc. 4.875% 3/1/2053		3,360	3,143
Amgen, Inc. 4.40% 2/22/2062		196	166
AstraZeneca Finance, LLC 1.75% 5/28/2028		897	803
AstraZeneca Finance, LLC 4.90% 3/3/2030		66	68
AstraZeneca Finance, LLC 2.25% 5/28/2031		1,159	1,000
AstraZeneca Finance, LLC 4.875% 3/3/2033		2,520	2,607
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,848
Bausch Health Companies, Inc. 4.875% 6/1/2028[5]		830	501
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,277
Bayer US Finance, LLC 6.25% 1/21/2029[5]		2,302	2,355
Bayer US Finance, LLC 6.375% 11/21/2030[5]		4,478	4,611
Bayer US Finance, LLC 6.50% 11/21/2033[5]		1,395	1,443
Bayer US Finance, LLC 6.875% 11/21/2053[5]		578	616
Bristol-Myers Squibb Co. 5.90% 11/15/2033		4,402	4,798
Bristol-Myers Squibb Co. 2.55% 11/13/2050		2,113	1,341
Bristol-Myers Squibb Co. 3.70% 3/15/2052		2,197	1,728
Bristol-Myers Squibb Co. 6.25% 11/15/2053		1,740	1,993
Centene Corp. 4.25% 12/15/2027		14,860	14,330
Centene Corp. 2.45% 7/15/2028		12,410	11,062
Centene Corp. 4.625% 12/15/2029		14,945	14,347
Centene Corp. 3.375% 2/15/2030		15,718	14,122
Centene Corp. 2.50% 3/1/2031		8,550	7,135
Centene Corp. 2.625% 8/1/2031		2,510	2,085
CVS Health Corp. 5.125% 2/21/2030		1,720	1,748
CVS Health Corp. 5.25% 1/30/2031		960	985
CVS Health Corp. 5.25% 2/21/2033		2,122	2,170
CVS Health Corp. 5.30% 6/1/2033		2,393	2,457
CVS Health Corp. 5.625% 2/21/2053		40	41
CVS Health Corp. 5.875% 6/1/2053		4,897	5,157
CVS Health Corp. 6.00% 6/1/2063		1,344	1,428
Elevance Health, Inc. 2.375% 1/15/2025		1,534	1,490
Elevance Health, Inc. 4.10% 5/15/2032		6,161	5,887
Elevance Health, Inc. 4.75% 2/15/2033		887	888
Elevance Health, Inc. 4.55% 5/15/2052		271	248
Elevance Health, Inc. 5.125% 2/15/2053		784	786
Eli Lilly and Co. 3.375% 3/15/2029		1,035	996
Eli Lilly and Co. 4.70% 2/27/2033		5,162	5,296
Eli Lilly and Co. 4.875% 2/27/2053		4,603	4,765
Eli Lilly and Co. 4.95% 2/27/2063		144	149
GE HealthCare Technologies, Inc. 5.65% 11/15/2027		4,895	5,069
GE HealthCare Technologies, Inc. 5.857% 3/15/2030		207	218

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
GE HealthCare Technologies, Inc. 5.905% 11/22/2032	USD	7,896	$8,426
GE HealthCare Technologies, Inc. 6.377% 11/22/2052		215	250
Gilead Sciences, Inc. 5.25% 10/15/2033		3,340	3,483
Gilead Sciences, Inc. 5.55% 10/15/2053		4,978	5,398
HCA, Inc. 5.20% 6/1/2028		4,165	4,210
HCA, Inc. 2.375% 7/15/2031		2,233	1,841
HCA, Inc. 3.625% 3/15/2032		2,400	2,147
HCA, Inc. 4.625% 3/15/2052		226	192
Johnson & Johnson 0.95% 9/1/2027		12,708	11,345
Johnson & Johnson 2.10% 9/1/2040		670	477
Johnson & Johnson 2.25% 9/1/2050		1,758	1,165
Laboratory Corporation of America Holdings 1.55% 6/1/2026		773	714
Laboratory Corporation of America Holdings 4.70% 2/1/2045		3,975	3,673
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		1,485	1,486
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,837
Merck & Co., Inc. 4.90% 5/17/2044		380	385
Merck & Co., Inc. 2.75% 12/10/2051		808	556
Merck & Co., Inc. 5.00% 5/17/2053		895	921
Merck & Co., Inc. 5.15% 5/17/2063		208	217
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,375	1,375
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		4,442	4,454
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,747	3,828
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,558	1,282
Roche Holdings, Inc. 1.93% 12/13/2028[5]		7,545	6,741
Roche Holdings, Inc. 2.076% 12/13/2031[5]		9,309	7,842
Roche Holdings, Inc. 2.607% 12/13/2051[5]		645	434
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		13,390	12,886
Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025		45,000	45,427
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		68,853	63,802
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		26,824	27,441
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		46,666	31,653
Thermo Fisher Scientific, Inc. 5.086% 8/10/2033		985	1,027
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,334
UnitedHealth Group, Inc. 2.00% 5/15/2030		466	403
UnitedHealth Group, Inc. 4.20% 5/15/2032		1,664	1,629
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	1,017
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	859
UnitedHealth Group, Inc. 3.25% 5/15/2051		572	434
UnitedHealth Group, Inc. 4.95% 5/15/2062		69	68
Zoetis, Inc. 5.60% 11/16/2032		1,063	1,140
			445,189

Utilities 4.03%
AEP Texas, Inc. 3.45% 5/15/2051		1,380	990
Alabama Power Co. 3.00% 3/15/2052		3,219	2,253
Alfa Desarrollo SpA 4.55% 9/27/2051[5]		999	781
Baltimore Gas and Electric Co. 4.55% 6/1/2052		525	482
Berkshire Hathaway Energy Co. 4.50% 2/1/2045		5,895	5,465
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		1,017	908
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]		2,400	2,250
Comision Federal de Electricidad 4.688% 5/15/2029[5]		3,655	3,444
Connecticut Light and Power Co. (The) 2.05% 7/1/2031		1,775	1,474
Consumers Energy Co. 4.625% 5/15/2033		3,500	3,496
Consumers Energy Co. 3.10% 8/15/2050		939	692
DTE Energy Co. 3.00% 3/1/2032		259	230
Duke Energy Carolinas, LLC 5.35% 1/15/2053		332	341
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,806
Duke Energy Florida, LLC 5.875% 11/15/2033		370	399
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,259
Duke Energy Florida, LLC 3.00% 12/15/2051		293	200

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Florida, LLC 5.95% 11/15/2052	USD	575	$630
Duke Energy Progress, LLC 3.70% 9/1/2028		3,750	3,644
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,467
Duke Energy Progress, LLC 2.50% 8/15/2050		644	406
Edison International 4.95% 4/15/2025		175	174
Edison International 5.75% 6/15/2027		3,181	3,251
Edison International 4.125% 3/15/2028		4,219	4,079
Edison International 5.25% 11/15/2028		4,350	4,381
Edison International 6.95% 11/15/2029		2,425	2,634
Electricité de France SA 5.70% 5/23/2028[5]		675	699
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[6]	EUR	2,800	2,757
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[5,6]	USD	1,025	1,147
Emera US Finance, LP 0.833% 6/15/2024		600	585
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,615
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[5]		1,310	1,229
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,268
Entergy Louisiana, LLC 4.75% 9/15/2052		395	364
FirstEnergy Corp. 1.60% 1/15/2026		20,066	18,678
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,834
FirstEnergy Corp. 2.25% 9/1/2030		12,602	10,629
FirstEnergy Corp., Series B, 4.15% 7/15/2027		12,178	11,720
FirstEnergy Transmission, LLC 2.866% 9/15/2028[5]		4,000	3,631
Florida Power & Light Co. 5.05% 4/1/2028		1,511	1,546
Florida Power & Light Co. 4.40% 5/15/2028		1,655	1,659
Florida Power & Light Co. 2.45% 2/3/2032		1,844	1,585
Florida Power & Light Co. 5.10% 4/1/2033		7,431	7,675
Florida Power & Light Co. 4.80% 5/15/2033		1,085	1,098
Florida Power & Light Co. 5.30% 4/1/2053		1,255	1,315
Georgia Power Co. 4.65% 5/16/2028		1,050	1,059
Georgia Power Co. 4.95% 5/17/2033		1,845	1,861
Georgia Power Co. 3.70% 1/30/2050		190	150
Israel Electric Corp., Ltd. 4.25% 8/14/2028[5]		10,190	9,563
Israel Electric Corp., Ltd. 3.75% 2/22/2032[5]		340	290
Jersey Central Power & Light Co. 2.75% 3/1/2032[5]		525	444
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[5]		425	411
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,289
Monongahela Power Co. 3.55% 5/15/2027[5]		1,700	1,629
NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053		1,440	1,417
NiSource, Inc. 5.40% 6/30/2033		650	671
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		205	203
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[5]		2,650	2,825
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,967
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	26,430
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	10,284
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,645	5,282
Pacific Gas and Electric Co. 3.30% 12/1/2027		9,512	8,886
Pacific Gas and Electric Co. 3.00% 6/15/2028		2,542	2,319
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	12,258
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,592
Pacific Gas and Electric Co. 6.10% 1/15/2029		3,760	3,894
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,449	33,794
Pacific Gas and Electric Co. 2.50% 2/1/2031		21,597	17,836
Pacific Gas and Electric Co. 6.15% 1/15/2033		518	538
Pacific Gas and Electric Co. 6.40% 6/15/2033		11,554	12,169
Pacific Gas and Electric Co. 6.95% 3/15/2034		1,582	1,740
Pacific Gas and Electric Co. 3.30% 8/1/2040		9,898	7,260
Pacific Gas and Electric Co. 3.75% 8/15/2042		106	79
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	281

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.95% 7/1/2050	USD	540	$462
Pacific Gas and Electric Co. 3.50% 8/1/2050		14,919	10,331
Pacific Gas and Electric Co. 6.75% 1/15/2053		185	202
PacifiCorp 4.15% 2/15/2050		475	386
PacifiCorp 3.30% 3/15/2051		325	226
PacifiCorp 2.90% 6/15/2052		111	72
PacifiCorp 5.35% 12/1/2053		1,748	1,684
PacifiCorp 5.50% 5/15/2054		4,363	4,291
Public Service Company of Colorado 2.70% 1/15/2051		2,472	1,559
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,605
Public Service Electric and Gas Co. 5.20% 8/1/2033		1,200	1,246
Public Service Electric and Gas Co. 5.45% 8/1/2053		175	189
Puget Energy, Inc. 3.65% 5/15/2025		300	293
Southern California Edison Co. 4.90% 6/1/2026		1,375	1,382
Southern California Edison Co. 4.20% 3/1/2029		10,726	10,526
Southern California Edison Co. 2.85% 8/1/2029		6,945	6,336
Southern California Edison Co. 2.50% 6/1/2031		5,044	4,325
Southern California Edison Co. 5.95% 11/1/2032		1,100	1,182
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,747
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,692
Southern California Edison Co. 5.625% 2/1/2036		7,051	7,198
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,858
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,378
Southern California Edison Co. 3.60% 2/1/2045		2,417	1,882
Southern California Edison Co. 4.00% 4/1/2047		9,334	7,629
Southern California Edison Co. 3.65% 2/1/2050		14,600	11,323
Southern California Edison Co. 3.65% 6/1/2051		623	470
Southern California Edison Co. 3.45% 2/1/2052		515	376
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,307
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,534
Union Electric Co. 2.15% 3/15/2032		3,175	2,634
Virginia Electric & Power 2.30% 11/15/2031		1,700	1,430
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,169
WEC Energy Group, Inc. 5.60% 9/12/2026		400	407
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	427
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	829
Wisconsin Public Service Corp. 2.85% 12/1/2051		375	248
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,516
Xcel Energy, Inc. 1.75% 3/15/2027		4,363	3,981
Xcel Energy, Inc. 2.60% 12/1/2029		1,725	1,547
Xcel Energy, Inc. 4.60% 6/1/2032		4,600	4,488
			443,958

Consumer discretionary 3.49%
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	172
Allied Universal Holdco, LLC 4.625% 6/1/2028[5]		335	305
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,477
Amazon.com, Inc. 3.45% 4/13/2029		600	582
Amazon.com, Inc. 2.875% 5/12/2041		650	511
Amazon.com, Inc. 3.10% 5/12/2051		5,705	4,246
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,432
Amazon.com, Inc. 3.25% 5/12/2061		4,100	3,012
Amazon.com, Inc. 4.10% 4/13/2062		470	416
Atlas LuxCo 4 SARL 4.625% 6/1/2028[5]		255	233
Bath & Body Works, Inc. 6.875% 11/1/2035		740	750
BMW US Capital, LLC 3.45% 4/1/2027[5]		1,075	1,035
BMW US Capital, LLC 5.05% 8/11/2028[5]		1,890	1,926
BMW US Capital, LLC 3.70% 4/1/2032[5]		1,350	1,259
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[5]		4,950	4,772
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]		3,567	3,440

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Daimler Trucks Finance North America, LLC 5.40% 9/20/2028[5]	USD	832	$849
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[5]		3,230	2,879
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[5]		8,174	6,787
Daimler Trucks Finance North America, LLC 5.50% 9/20/2033[5]		691	705
Ford Motor Co. 3.25% 2/12/2032		620	516
Ford Motor Credit Co., LLC 5.125% 6/16/2025		3,870	3,823
Ford Motor Credit Co., LLC 6.95% 3/6/2026		855	876
Ford Motor Credit Co., LLC 6.95% 6/10/2026		755	775
Ford Motor Credit Co., LLC 2.70% 8/10/2026		200	185
Ford Motor Credit Co., LLC 4.271% 1/9/2027		18,742	17,986
Ford Motor Credit Co., LLC 4.95% 5/28/2027		485	474
Ford Motor Credit Co., LLC 4.125% 8/17/2027		39,480	37,409
Ford Motor Credit Co., LLC 3.815% 11/2/2027		3,990	3,728
Ford Motor Credit Co., LLC 7.35% 11/4/2027		7,549	7,966
Ford Motor Credit Co., LLC 6.80% 5/12/2028		2,030	2,122
Ford Motor Credit Co., LLC 6.798% 11/7/2028		762	798
Ford Motor Credit Co., LLC 2.90% 2/10/2029		1,065	934
Ford Motor Credit Co., LLC 5.113% 5/3/2029		9,854	9,591
Ford Motor Credit Co., LLC 7.35% 3/6/2030		10,668	11,469
Ford Motor Credit Co., LLC 7.20% 6/10/2030		1,015	1,082
Ford Motor Credit Co., LLC 7.122% 11/7/2033		688	742
General Motors Co. 6.125% 10/1/2025		22,221	22,526
General Motors Co. 5.40% 10/15/2029		781	795
General Motors Co. 5.40% 4/1/2048		5,200	4,758
General Motors Financial Co., Inc. 1.05% 3/8/2024		4,200	4,163
General Motors Financial Co., Inc. 4.35% 4/9/2025		11,358	11,196
General Motors Financial Co., Inc. 1.50% 6/10/2026		6,712	6,153
General Motors Financial Co., Inc. 2.35% 2/26/2027		9,771	9,000
General Motors Financial Co., Inc. 2.40% 4/10/2028		13,909	12,489
General Motors Financial Co., Inc. 5.80% 6/23/2028		2,595	2,668
General Motors Financial Co., Inc. 2.40% 10/15/2028		464	412
General Motors Financial Co., Inc. 3.60% 6/21/2030		465	422
General Motors Financial Co., Inc. 2.35% 1/8/2031		4,351	3,599
General Motors Financial Co., Inc. 2.70% 6/10/2031		3,980	3,339
General Motors Financial Co., Inc. 6.40% 1/9/2033		2,389	2,544
Grand Canyon University 4.125% 10/1/2024		4,190	3,960
Hanesbrands, Inc. 9.00% 2/15/2031[5]		528	518
Home Depot, Inc. 2.95% 6/15/2029		4,641	4,365
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,808
Hyundai Capital America 3.40% 6/20/2024[5]		8,180	8,084
Hyundai Capital America 1.00% 9/17/2024[5]		605	586
Hyundai Capital America 2.65% 2/10/2025[5]		11,383	11,051
Hyundai Capital America 1.80% 10/15/2025[5]		13,274	12,481
Hyundai Capital America 6.25% 11/3/2025[5]		825	838
Hyundai Capital America 1.30% 1/8/2026[5]		6,000	5,542
Hyundai Capital America 5.50% 3/30/2026[5]		705	709
Hyundai Capital America 1.50% 6/15/2026[5]		7,475	6,829
Hyundai Capital America 1.65% 9/17/2026[5]		7,275	6,615
Hyundai Capital America 3.00% 2/10/2027[5]		9,000	8,415
Hyundai Capital America 2.375% 10/15/2027[5]		7,543	6,798
Hyundai Capital America 1.80% 1/10/2028[5]		5,965	5,234
Hyundai Capital America 5.60% 3/30/2028[5]		1,385	1,407
Hyundai Capital America 2.00% 6/15/2028[5]		5,775	5,048
Hyundai Capital America 5.68% 6/26/2028[5]		2,590	2,642
Hyundai Capital America 2.10% 9/15/2028[5]		3,010	2,633
Hyundai Capital America 6.10% 9/21/2028[5]		2,655	2,761
Hyundai Capital America 6.50% 1/16/2029[5]		1,427	1,508
Hyundai Capital America 5.80% 4/1/2030[5]		2,398	2,472
Hyundai Capital America 5.70% 6/26/2030[5]		1,555	1,593
Hyundai Capital Services, Inc. 1.25% 2/8/2026[5]		3,695	3,397
KIA Corp. 2.375% 2/14/2025[5]		210	203

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Marriott International, Inc. 5.75% 5/1/2025	USD	190	$191
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,526
Marriott International, Inc. 4.90% 4/15/2029		653	658
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,170
McDonald’s Corp. 3.60% 7/1/2030		1,014	962
McDonald’s Corp. 4.60% 9/9/2032		304	307
McDonald’s Corp. 4.95% 8/14/2033		238	245
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,238
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,358
McDonald’s Corp. 5.15% 9/9/2052		509	518
Nissan Motor Acceptance Co., LLC 2.75% 3/9/2028[5]		3,167	2,797
Sands China, Ltd. 2.55% 3/8/2027		2,368	2,154
Stellantis Finance US, Inc. 1.711% 1/29/2027[5]		5,486	4,985
Stellantis Finance US, Inc. 5.625% 1/12/2028[5]		825	855
Stellantis Finance US, Inc. 2.691% 9/15/2031[5]		5,119	4,286
Stellantis Finance US, Inc. 6.375% 9/12/2032[5]		8,490	9,156
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,658
Toyota Motor Credit Corp. 4.55% 5/17/2030		1,625	1,636
Toyota Motor Credit Corp. 5.55% 11/20/2030		690	727
Travel + Leisure Co. 6.625% 7/31/2026[5]		675	682
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[5]		546	535
Volkswagen Group of America Finance, LLC 6.45% 11/16/2030[5]		5,190	5,529
Wynn Resorts Finance, LLC 5.125% 10/1/2029[5]		410	387
			384,385

Industrials 2.68%
ADT Security Corp. 4.125% 8/1/2029[5]		510	470
Air Lease Corp. 0.80% 8/18/2024		3,175	3,079
Air Lease Corp. 2.875% 1/15/2026		10,172	9,695
Air Lease Corp. 2.20% 1/15/2027		4,341	3,978
Air Lease Corp. 5.30% 2/1/2028		3,725	3,769
Air Lease Corp. 2.10% 9/1/2028		2,450	2,147
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[5]		12,514	12,350
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[5]		5,005	4,641
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[5]		4,594	4,252
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[6,8]		1,680	1,644
Boeing Co. 1.95% 2/1/2024		5,206	5,189
Boeing Co. 2.80% 3/1/2024		500	497
Boeing Co. 4.875% 5/1/2025		31,869	31,736
Boeing Co. 2.75% 2/1/2026		17,237	16,504
Boeing Co. 2.196% 2/4/2026		17,876	16,894
Boeing Co. 2.70% 2/1/2027		6,473	6,107
Boeing Co. 5.04% 5/1/2027		14,350	14,483
Boeing Co. 3.25% 2/1/2028		10,757	10,212
Boeing Co. 3.25% 3/1/2028		1,925	1,809
Boeing Co. 5.15% 5/1/2030		33,299	33,918
Boeing Co. 3.625% 2/1/2031		3,677	3,417
Boeing Co. 3.90% 5/1/2049		1,411	1,119
Boeing Co. 5.805% 5/1/2050		986	1,022
Canadian National Railway Co. 5.85% 11/1/2033		465	511
Canadian National Railway Co. 6.125% 11/1/2053		137	164
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,066	984
Canadian Pacific Railway Co. 3.10% 12/2/2051		2,286	1,654
Carrier Global Corp. 5.80% 11/30/2025[5]		240	243
Carrier Global Corp. 2.722% 2/15/2030		292	261
Carrier Global Corp. 2.70% 2/15/2031		292	255
Carrier Global Corp. 5.90% 3/15/2034[5]		1,345	1,455
Carrier Global Corp. 3.377% 4/5/2040		14,710	11,847
Carrier Global Corp. 3.577% 4/5/2050		138	108

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Carrier Global Corp. 6.20% 3/15/2054[5]	USD	827	$957
CK Hutchison International (23), Ltd. 4.75% 4/21/2028[5]		1,260	1,263
CSX Corp. 4.10% 11/15/2032		1,886	1,835
CSX Corp. 5.20% 11/15/2033		1,333	1,391
CSX Corp. 4.50% 11/15/2052		4,470	4,154
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[5]		978	913
General Dynamics Corp. 3.75% 5/15/2028		479	471
General Dynamics Corp. 3.625% 4/1/2030		387	372
Ingersoll-Rand, Inc. 5.40% 8/14/2028		801	826
Ingersoll-Rand, Inc. 5.70% 8/14/2033		946	1,001
L3Harris Technologies, Inc. 5.40% 7/31/2033		1,126	1,171
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]		2,690	2,592
Norfolk Southern Corp. 5.05% 8/1/2030		1,734	1,777
Norfolk Southern Corp. 5.35% 8/1/2054		1,458	1,517
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,370
Northrop Grumman Corp. 4.70% 3/15/2033		4,259	4,298
Northrop Grumman Corp. 4.95% 3/15/2053		2,459	2,439
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,368
Republic Services, Inc. 5.00% 4/1/2034		15	15
RTX Corp. 5.75% 11/8/2026		550	565
RTX Corp. 3.125% 5/4/2027		4,551	4,330
RTX Corp. 4.125% 11/16/2028		4,974	4,864
RTX Corp. 5.75% 1/15/2029		410	429
RTX Corp. 6.00% 3/15/2031		550	586
RTX Corp. 2.375% 3/15/2032		451	376
RTX Corp. 6.10% 3/15/2034		401	435
RTX Corp. 2.82% 9/1/2051		665	440
RTX Corp. 3.03% 3/15/2052		1,190	822
RTX Corp. 6.40% 3/15/2054		1,006	1,166
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[5]		2,550	2,094
Triton Container International, Ltd. 1.15% 6/7/2024[5]		1,609	1,570
Triton Container International, Ltd. 3.15% 6/15/2031[5]		2,482	1,977
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,067
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,969
Union Pacific Corp. 2.375% 5/20/2031		2,298	1,999
Union Pacific Corp. 2.80% 2/14/2032		5,244	4,655
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,368
Union Pacific Corp. 2.95% 3/10/2052		1,405	998
United Rentals (North America), Inc. 5.50% 5/15/2027		2,500	2,507
Veralto Corp. 5.50% 9/18/2026[5]		350	355
Veralto Corp. 5.35% 9/18/2028[5]		2,450	2,509
Veralto Corp. 5.45% 9/18/2033[5]		1,680	1,741
Waste Management, Inc. 1.50% 3/15/2031		419	343
Waste Management, Inc. 4.15% 4/15/2032		688	672
Waste Management, Inc. 4.875% 2/15/2034		2,830	2,888
			294,869

Energy 2.45%
Antero Resources Corp. 5.375% 3/1/2030[5]		280	269
Apache Corp. 4.625% 11/15/2025		645	630
Apache Corp. 4.25% 1/15/2030		2,465	2,306
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,064
BP Capital Markets America, Inc. 4.893% 9/11/2033		3,701	3,767
BP Capital Markets America, Inc. 3.001% 3/17/2052		710	499
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	719
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,769
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,315
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,462
Cenovus Energy, Inc. 5.25% 6/15/2037		289	277
Cenovus Energy, Inc. 5.40% 6/15/2047		8,809	8,336

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cenovus Energy, Inc. 3.75% 2/15/2052	USD	19	$14
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	800
Chevron Corp. 2.954% 5/16/2026		3,365	3,256
Chevron Corp. 3.078% 5/11/2050		692	523
Civitas Resources, Inc. 8.75% 7/1/2031[5]		1,400	1,492
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[5]		1,152	1,270
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[5]		268	277
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[5]		813	852
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[5]		546	586
ConocoPhillips Co. 3.80% 3/15/2052		15	12
ConocoPhillips Co. 5.30% 5/15/2053		6,279	6,459
ConocoPhillips Co. 5.55% 3/15/2054		1,708	1,815
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,994
DT Midstream, Inc. 4.125% 6/15/2029[5]		555	511
Ecopetrol SA 4.625% 11/2/2031		270	229
Ecopetrol SA 8.875% 1/13/2033		15,110	16,434
Enbridge, Inc. 6.20% 11/15/2030		1,650	1,766
Enbridge, Inc. 6.70% 11/15/2053		3,722	4,334
Energy Transfer, LP 6.40% 12/1/2030		479	513
Energy Transfer, LP 6.55% 12/1/2033		1,641	1,783
Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[6,8]		500	419
Energy Transfer, LP (3-month USD CME Term SOFR + 4.29%) 9.669% junior subordinated perpetual bonds[2]		7,850	7,548
EQT Corp. 5.70% 4/1/2028		1,223	1,242
EQT Corp. 7.25% 2/1/2030[6]		7,500	8,058
Equinor ASA 3.625% 9/10/2028		4,928	4,807
Equinor ASA 3.125% 4/6/2030		20,000	18,790
Equinor ASA 3.25% 11/18/2049		5,687	4,316
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,494
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	931
Kinder Morgan, Inc. 5.20% 6/1/2033		871	866
Occidental Petroleum Corp. 8.875% 7/15/2030		4,345	5,090
Occidental Petroleum Corp. 6.60% 3/15/2046		478	518
Odebrecht Drilling Services, LLC 7.50% 6/15/2030[5]		6	6
Odebrecht Oil & Gas Finance, Ltd. 0% perpetual bonds[5]		1,150	40
Oleoducto Central SA 4.00% 7/14/2027[5]		1,715	1,595
Oleoducto Central SA 4.00% 7/14/2027		350	326
ONEOK, Inc. 5.55% 11/1/2026		736	749
ONEOK, Inc. 5.65% 11/1/2028		467	484
ONEOK, Inc. 5.80% 11/1/2030		681	708
ONEOK, Inc. 6.05% 9/1/2033		5,781	6,128
ONEOK, Inc. 6.625% 9/1/2053		5,607	6,282
Petroleos Mexicanos 4.875% 1/18/2024		1,563	1,560
Petroleos Mexicanos 6.875% 10/16/2025		5,000	4,923
Petroleos Mexicanos 6.49% 1/23/2027		20,653	19,393
Petroleos Mexicanos 6.50% 3/13/2027		31,829	29,691
Petroleos Mexicanos 6.50% 1/23/2029		2,404	2,123
Petroleos Mexicanos 8.75% 6/2/2029		5,805	5,647
Petroleos Mexicanos 5.95% 1/28/2031		648	518
Petroleos Mexicanos 6.70% 2/16/2032		7,876	6,545
Qatar Energy 2.25% 7/12/2031[5]		22,020	18,773
Qatar Energy 3.30% 7/12/2051[5]		2,185	1,601
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		856	856
Shell International Finance BV 3.875% 11/13/2028		9,410	9,269
Shell International Finance BV 2.75% 4/6/2030		377	345
Southwestern Energy Co. 5.70% 1/23/2025[6]		495	493
TotalEnergies Capital International SA 3.455% 2/19/2029		885	854
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		1,578	1,502
Western Midstream Operating, LP 3.10% 2/1/2025[6]		2,782	2,709

American Funds Insurance Series	203

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Western Midstream Operating, LP 4.05% 2/1/2030[6]	USD	2,202	$2,062
Western Midstream Operating, LP 5.25% 2/1/2050[6]		3,079	2,764
Williams Companies, Inc. 4.30% 3/4/2024		595	594
			269,952

Communication services 2.21%
AT&T, Inc. 1.70% 3/25/2026		18,834	17,625
AT&T, Inc. 1.65% 2/1/2028		4,700	4,187
AT&T, Inc. 4.30% 2/15/2030		15,940	15,622
AT&T, Inc. 2.55% 12/1/2033		12,748	10,397
AT&T, Inc. 5.40% 2/15/2034		629	649
CCO Holdings, LLC 5.125% 5/1/2027[5]		4,800	4,641
CCO Holdings, LLC 4.75% 2/1/2032[5]		1,265	1,117
CCO Holdings, LLC 4.25% 1/15/2034[5]		3,875	3,154
Charter Communications Operating, LLC 2.80% 4/1/2031		6,057	5,113
Charter Communications Operating, LLC 4.40% 4/1/2033		1,092	1,009
Charter Communications Operating, LLC 5.75% 4/1/2048		5,000	4,444
Charter Communications Operating, LLC 5.25% 4/1/2053		835	700
Comcast Corp. 3.15% 2/15/2028		7,200	6,867
Comcast Corp. 4.55% 1/15/2029		1,610	1,618
Comcast Corp. 4.80% 5/15/2033		4,508	4,566
Comcast Corp. 2.887% 11/1/2051		18	12
Comcast Corp. 5.35% 5/15/2053		4,840	5,011
Comcast Corp. 5.50% 5/15/2064		250	263
Lumen Technologies, Inc. 4.00% 2/15/2027[5]		6,756	4,366
Netflix, Inc. 4.875% 4/15/2028		16,341	16,570
Netflix, Inc. 5.875% 11/15/2028		14,365	15,159
Netflix, Inc. 6.375% 5/15/2029		3,592	3,909
Netflix, Inc. 5.375% 11/15/2029[5]		12,140	12,555
News Corp. 5.125% 2/15/2032[5]		1,300	1,235
SBA Tower Trust 1.631% 11/15/2026[5]		6,741	6,026
Sirius XM Radio, Inc. 4.00% 7/15/2028[5]		675	625
Sprint, LLC 7.625% 2/15/2025		1,305	1,329
Tencent Holdings, Ltd. 2.39% 6/3/2030[5]		10,000	8,527
T-Mobile USA, Inc. 3.50% 4/15/2025		3,275	3,208
T-Mobile USA, Inc. 2.25% 2/15/2026		2,388	2,264
T-Mobile USA, Inc. 2.625% 4/15/2026		6,421	6,111
T-Mobile USA, Inc. 3.75% 4/15/2027		5,000	4,851
T-Mobile USA, Inc. 4.95% 3/15/2028		705	715
T-Mobile USA, Inc. 4.80% 7/15/2028		175	177
T-Mobile USA, Inc. 2.625% 2/15/2029		1,718	1,548
T-Mobile USA, Inc. 2.40% 3/15/2029		1,058	950
T-Mobile USA, Inc. 3.875% 4/15/2030		4,500	4,269
T-Mobile USA, Inc. 2.875% 2/15/2031		15,783	13,924
T-Mobile USA, Inc. 5.05% 7/15/2033		2,137	2,154
T-Mobile USA, Inc. 5.75% 1/15/2034		730	775
T-Mobile USA, Inc. 3.00% 2/15/2041		2,100	1,573
T-Mobile USA, Inc. 6.00% 6/15/2054		1,520	1,669
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,523
Verizon Communications, Inc. 1.75% 1/20/2031		9,144	7,525
Verizon Communications, Inc. 2.55% 3/21/2031		5,047	4,353
Verizon Communications, Inc. 2.355% 3/15/2032		2,775	2,309
Verizon Communications, Inc. 3.40% 3/22/2041		1,085	864
Verizon Communications, Inc. 3.55% 3/22/2051		1,520	1,172
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,559
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,534
WarnerMedia Holdings, Inc. 3.428% 3/15/2024		6,552	6,518
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,056	2,991
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		3,685	3,532
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		596	566

204	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	USD	112	$103
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		719	634
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		5,408	4,645
ZipRecruiter, Inc. 5.00% 1/15/2030[5]		490	428
			243,740

Consumer staples 1.55%
7-Eleven, Inc. 1.80% 2/10/2031[5]		2,923	2,377
7-Eleven, Inc. 2.80% 2/10/2051[5]		5,000	3,221
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,545
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,325
Altria Group, Inc. 5.95% 2/14/2049		3,184	3,250
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		7,500	7,624
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		4,715	5,074
BAT Capital Corp. 3.557% 8/15/2027		9,271	8,854
BAT Capital Corp. 2.259% 3/25/2028		2,353	2,107
BAT Capital Corp. 6.343% 8/2/2030		2,210	2,322
BAT Capital Corp. 4.742% 3/16/2032		2,675	2,568
BAT Capital Corp. 6.421% 8/2/2033		6,375	6,676
BAT Capital Corp. 4.39% 8/15/2037		812	681
BAT Capital Corp. 7.079% 8/2/2043		1,323	1,406
BAT Capital Corp. 4.54% 8/15/2047		10,760	8,279
BAT Capital Corp. 4.758% 9/6/2049		15,972	12,684
BAT Capital Corp. 5.65% 3/16/2052		120	108
BAT Capital Corp. 7.081% 8/2/2053		3,769	4,033
BAT International Finance PLC 3.95% 6/15/2025[5]		16,879	16,540
BAT International Finance PLC 1.668% 3/25/2026		4,070	3,782
BAT International Finance PLC 4.448% 3/16/2028		2,925	2,879
Conagra Brands, Inc. 5.30% 11/1/2038		436	427
Conagra Brands, Inc. 5.40% 11/1/2048		37	36
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,230
Constellation Brands, Inc. 4.35% 5/9/2027		890	883
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,250
Constellation Brands, Inc. 4.75% 5/9/2032		1,978	1,972
Constellation Brands, Inc. 4.90% 5/1/2033		2,807	2,826
H.J. Heinz Co. 4.875% 10/1/2049		2,725	2,586
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031		3,110	2,695
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051		685	557
J. M. Smucker Co. (The) 6.20% 11/15/2033		701	765
J. M. Smucker Co. (The) 6.50% 11/15/2053		310	358
JBS USA Lux SA 2.50% 1/15/2027		3,000	2,763
JBS USA Lux SA 3.00% 2/2/2029		2,709	2,385
JBS USA Lux SA 5.50% 1/15/2030		435	428
JBS USA Lux SA 3.625% 1/15/2032		1,286	1,104
JBS USA Lux SA 3.00% 5/15/2032		2,872	2,341
JBS USA Lux SA 5.75% 4/1/2033		523	519
PepsiCo, Inc. 1.95% 10/21/2031		4,763	4,047
Philip Morris International, Inc. 4.875% 2/13/2026		2,508	2,517
Philip Morris International, Inc. 5.25% 9/7/2028		2,800	2,882
Philip Morris International, Inc. 5.125% 2/15/2030		982	999
Philip Morris International, Inc. 5.50% 9/7/2030		4,565	4,735
Philip Morris International, Inc. 5.375% 2/15/2033		1,644	1,687
Philip Morris International, Inc. 4.875% 11/15/2043		4,407	4,145
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,415
Reynolds American, Inc. 5.85% 8/15/2045		1,395	1,308
Walmart, Inc. 4.10% 4/15/2033		1,479	1,466
Walmart, Inc. 4.50% 4/15/2053		1,277	1,242
			170,903

American Funds Insurance Series	205

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate 0.82%
American Tower Corp. 3.65% 3/15/2027	USD	1,375	$1,324
Boston Properties, LP 2.90% 3/15/2030		955	818
Boston Properties, LP 3.25% 1/30/2031		463	398
Boston Properties, LP 2.55% 4/1/2032		1,674	1,334
Boston Properties, LP 2.45% 10/1/2033		1,335	1,017
Boston Properties, LP 6.50% 1/15/2034		10,849	11,457
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[5]		395	340
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	950
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,252
Corporate Office Properties, LP 2.90% 12/1/2033		564	441
Crown Castle, Inc. 5.00% 1/11/2028		4,874	4,859
Equinix, Inc. 2.90% 11/18/2026		2,762	2,625
Equinix, Inc. 3.20% 11/18/2029		2,146	1,973
Equinix, Inc. 2.50% 5/15/2031		3,390	2,880
Equinix, Inc. 3.90% 4/15/2032		1,155	1,073
Equinix, Inc. 3.40% 2/15/2052		436	320
FibraSOMA 4.375% 7/22/2031[5]		1,475	1,119
Howard Hughes Corp. (The) 5.375% 8/1/2028[5]		420	404
Howard Hughes Corp. (The) 4.125% 2/1/2029[5]		2,430	2,170
Howard Hughes Corp. (The) 4.375% 2/1/2031[5]		3,135	2,724
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	681
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		1,333	1,062
Iron Mountain, Inc. 5.25% 3/15/2028[5]		3,020	2,938
Iron Mountain, Inc. 5.25% 7/15/2030[5]		675	643
Prologis, LP 4.875% 6/15/2028		1,040	1,054
Prologis, LP 4.75% 6/15/2033		1,409	1,429
Prologis, LP 5.125% 1/15/2034		6,175	6,378
Prologis, LP 5.25% 6/15/2053		117	122
Public Storage Operating Co. 2.30% 5/1/2031		2,920	2,511
Scentre Group Trust 1 3.50% 2/12/2025[5]		4,015	3,930
Service Properties Trust 4.50% 3/15/2025		855	836
Service Properties Trust 3.95% 1/15/2028		1,710	1,403
Service Properties Trust 8.625% 11/15/2031[5]		3,040	3,187
VICI Properties, LP 4.375% 5/15/2025		670	659
VICI Properties, LP 4.75% 2/15/2028		6,844	6,704
VICI Properties, LP 4.95% 2/15/2030		5,515	5,357
VICI Properties, LP 5.125% 5/15/2032		11,766	11,483
VICI Properties, LP 5.625% 5/15/2052		550	528
			90,383

Information technology 0.33%
Analog Devices, Inc. 2.10% 10/1/2031		270	230
Analog Devices, Inc. 2.80% 10/1/2041		521	389
Broadcom Corp. 3.875% 1/15/2027		5,966	5,825
Broadcom, Inc. 4.00% 4/15/2029[5]		609	588
Broadcom, Inc. 4.15% 4/15/2032[5]		630	594
Broadcom, Inc. 3.469% 4/15/2034[5]		9,934	8,647
Broadcom, Inc. 3.137% 11/15/2035[5]		847	696
Broadcom, Inc. 4.926% 5/15/2037[5]		2,879	2,788
Oracle Corp. 1.65% 3/25/2026		4,867	4,541
Oracle Corp. 3.60% 4/1/2050		75	56
Oracle Corp. 3.95% 3/25/2051		4,064	3,188
Oracle Corp. 5.55% 2/6/2053		1,684	1,686
Salesforce, Inc. 1.95% 7/15/2031		4,590	3,923
Salesforce, Inc. 2.70% 7/15/2041		414	317
Salesforce, Inc. 2.90% 7/15/2051		2,442	1,748
ServiceNow, Inc. 1.40% 9/1/2030		1,760	1,448
			36,664

206	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.23%
Air Products and Chemicals, Inc. 2.70% 5/15/2040	USD	2,911	$2,221
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		1,225	1,232
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		1,307	1,321
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		303	310
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		138	143
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		911	995
Braskem Netherlands Finance BV 7.25% 2/13/2033[5]		700	590
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,949
Celanese US Holdings, LLC 6.35% 11/15/2028		495	520
Celanese US Holdings, LLC 6.33% 7/15/2029		297	312
Celanese US Holdings, LLC 6.55% 11/15/2030		465	492
Celanese US Holdings, LLC 6.379% 7/15/2032		800	846
Celanese US Holdings, LLC 6.70% 11/15/2033		1,031	1,119
EIDP, Inc. 4.50% 5/15/2026		1,494	1,489
EIDP, Inc. 4.80% 5/15/2033		4,070	4,116
Methanex Corp. 5.125% 10/15/2027		510	499
NOVA Chemicals Corp. 8.50% 11/15/2028[5]		205	215
NOVA Chemicals Corp. 4.25% 5/15/2029[5]		425	358
Nutrien, Ltd. 4.90% 3/27/2028		567	573
Nutrien, Ltd. 5.80% 3/27/2053		402	431
OCI NV 6.70% 3/16/2033[5]		1,150	1,176
POSCO 5.75% 1/17/2028[5]		745	765
Rio Tinto Finance (USA) PLC 5.00% 3/9/2033		440	457
Rio Tinto Finance (USA) PLC 5.125% 3/9/2053		470	489
South32 Treasury, Ltd. 4.35% 4/14/2032[5]		1,271	1,147
			24,765

Municipals 0.01%
Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[5]		730	550
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[5]		565	431
			981

Total corporate bonds, notes & loans			3,489,598

U.S. Treasury bonds & notes 16.55%
U.S. Treasury 15.75%
U.S. Treasury 1.50% 2/29/2024		407	404
U.S. Treasury 2.125% 2/29/2024		7,655	7,617
U.S. Treasury 3.875% 3/31/2025		25,252	25,035
U.S. Treasury 4.625% 6/30/2025		67,785	67,949
U.S. Treasury 3.00% 7/15/2025		97,643	95,547
U.S. Treasury 5.00% 9/30/2025		34,410	34,766
U.S. Treasury 5.00% 10/31/2025		27,980	28,303
U.S. Treasury 2.25% 11/15/2025		6,785	6,537
U.S. Treasury 4.00% 12/15/2025		42,800	42,583
U.S. Treasury 3.625% 5/15/2026		1,926	1,904
U.S. Treasury 4.125% 6/15/2026		205	205
U.S. Treasury 4.375% 8/15/2026		265	267
U.S. Treasury 0.75% 8/31/2026		8,871	8,138
U.S. Treasury 4.625% 11/15/2026		3,589	3,647
U.S. Treasury 4.375% 12/15/2026		1,510	1,525
U.S. Treasury 1.875% 2/28/2027		4,000	3,752
U.S. Treasury 2.625% 5/31/2027		43,530	41,682
U.S. Treasury 2.25% 11/15/2027		105,830	99,534
U.S. Treasury 6.125% 11/15/2027		24,000	25,890
U.S. Treasury 1.125% 2/29/2028		9,895	8,850
U.S. Treasury 4.00% 2/29/2028		4,750	4,767
U.S. Treasury 3.625% 3/31/2028		13	13
U.S. Treasury 1.00% 7/31/2028		5,630	4,953
U.S. Treasury 1.125% 8/31/2028		13,555	11,971
U.S. Treasury 5.25% 11/15/2028		5,700	6,044

American Funds Insurance Series	207

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.375% 11/30/2028	USD	257,605		$263,673
U.S. Treasury 2.375% 5/15/2029		4,070		3,776
U.S. Treasury 3.875% 12/31/2029		44,049		43,995
U.S. Treasury 4.00% 2/28/2030		38,255		38,464
U.S. Treasury 3.75% 5/31/2030		13,300		13,188
U.S. Treasury 4.125% 8/31/2030		11,215		11,361
U.S. Treasury 4.875% 10/31/2030		119,598		126,578
U.S. Treasury 4.375% 11/30/2030		201		207
U.S. Treasury 1.625% 5/15/2031		1,630		1,399
U.S. Treasury 4.125% 11/15/2032		114		116
U.S. Treasury 4.50% 11/15/2033		25,599		26,889
U.S. Treasury 4.25% 5/15/2039[10]		102,285		105,523
U.S. Treasury 1.125% 5/15/2040[10]		103,968		67,187
U.S. Treasury 1.375% 11/15/2040		24,540		16,328
U.S. Treasury 1.875% 2/15/2041		36,900		26,585
U.S. Treasury 2.00% 11/15/2041		57		41
U.S. Treasury 2.375% 2/15/2042		2,701		2,077
U.S. Treasury 4.75% 11/15/2043		37,304		40,087
U.S. Treasury 3.00% 2/15/2049		105,455		86,053
U.S. Treasury 2.875% 5/15/2049		290		231
U.S. Treasury 2.875% 5/15/2052		990		790
U.S. Treasury 4.00% 11/15/2052		13,243		13,099
U.S. Treasury 4.125% 8/15/2053[10]		286,044		289,918
U.S. Treasury 4.75% 11/15/2053		22,160		24,920
				1,734,368

U.S. Treasury inflation-protected securities 0.80%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]		—	[3]	—	[3]
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[11]		23,422		23,032
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[11]		2,927		2,842
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[11]		5,270		5,108
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[11]		5,798		5,508
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[11]		49,653		47,200
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[10,11]		4,054		3,838
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[11]		1		1
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[11]		188		116
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[11]		60		54
				87,699

Total U.S. Treasury bonds & notes				1,822,067

Asset-backed obligations 5.02%
ACHV ABS Trust, Series 2023-4CP, Class A, 6.81% 11/25/2030[1,5]		542		543
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[1,5]		347		350
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[1,5]		231		224
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,5]		102		100
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,5]		2,761		2,770
Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028[1]		505		511
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[1,5]		1,773		1,766
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[1,5]		210		210
American Credit Acceptance Receivables Trust, Series 2023-2, Class A, 5.89% 10/13/2026[1,5]		683		683
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[1,5]		40		40
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[1,5]		806		792
American Credit Acceptance Receivables Trust, Series 2023-4, Class B, 6.63% 2/14/2028[1,5]		4,033		4,085

208	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,5]	USD	1,108	$1,091
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,5]		2,719	2,637
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,5]		396	387
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[1]		1,076	1,076
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[1]		997	963
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[1]		1,109	1,039
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[1]		2,613	2,415
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[1,5]		1,378	1,374
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[1,5]		2,210	2,184
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,5]		7,689	7,356
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,5]		2,427	2,266
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,5]		623	590
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027[1,5]		1,279	1,217
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[1,5]		3,445	3,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[1,5]		531	480
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[1,5]		193	173
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[1,5]		6,724	6,816
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,5]		5,059	5,177
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[1,2,5]		407	406
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,5]		90	87
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[1,5]		269	246
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[1,5]		3,553	3,070
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,5]		412	343
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028[1]		213	215
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class A3, 6.51% 11/15/2027[1]		881	892
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029[1]		1,400	1,428
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[1]		619	619
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[1]		210	198
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[1]		206	194
Carvana Auto Receivables Trust, Series 2023-N3, Class A, 6.41% 9/10/2027[1,5]		242	243
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,5]		469	475
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[1]		130	122
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029[1,5]		172	175
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,5]		15,083	13,093
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[1,5]		5,863	4,911
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[1,5]		643	513
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,5]		502	456
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,5]		18,497	17,110
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,5]		1,921	1,641
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,5]		3,362	3,081
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,5]		364	298
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,5]		5,994	5,365

American Funds Insurance Series	209

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[1,5]	USD	1,898	$1,614
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,5]		14,984	14,763
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[1,5]		6,572	6,436
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035[1,5]		1,169	1,182
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,5]		1,635	1,659
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,5]		799	817
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,5]		1,994	1,786
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[1,5]		4,124	3,705
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[1,5]		378	331
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,5]		419	417
CPS Auto Receivables Trust, Series 2023-C, Class A, 6.13% 9/15/2026[1,5]		456	457
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[1,5]		451	441
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.91% 8/16/2027[1,5]		929	930
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[1,5]		2,111	2,083
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[1,5]		2,797	2,740
CPS Auto Trust, Series 2023-D, Class A, 6.40% 6/15/2027[1,5]		1,785	1,791
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[1]		8,396	8,343
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[1]		976	971
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[1]		4,053	3,889
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[1,5]		248	245
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[1,5]		353	349
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[1,5]		449	430
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[1,5]		887	875
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[1,5]		832	793
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[1,5]		430	430
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,5]		819	828
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,5]		846	861
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[1,5]		368	326
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[1,5]		897	880
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[1,5]		1,057	1,046
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[1,5]		475	475
Exeter Automobile Receivables Trust, Series 2023-1, Class A2, 5.61% 6/16/2025[1]		63	63
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[1,5]		843	838
Exeter Automobile Receivables Trust, Series 2023-3, Class A2, 6.11% 9/15/2025[1]		164	164
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[1]		26	26
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,5]		352	347
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[1]		697	688
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[1]		577	570
Exeter Automobile Receivables Trust, Series 2023-3, Class A3, 6.04% 7/15/2026[1]		100	100
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[1]		2,470	2,458
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[1]		568	565
Exeter Automobile Receivables Trust, Series 2023-5, Class A3, 6.32% 3/15/2027[1]		1,709	1,725
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[1]		2,612	2,467
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[1]		232	233
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[1]		5,028	5,095
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[1]		418	422
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]		271	263
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[1]		758	766
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[1]		462	466
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,5]		1,014	1,051
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[1]		1,184	1,189
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,5]		17,789	16,497
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[1,5]		1,378	1,254
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,5]		1,731	1,664
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,5]		561	563
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,5]		312	314
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,5]		454	456
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,5]		307	306
Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14% 3/15/2026[1]		1,954	1,950
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028[1]		765	772
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[1]		597	605

210	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[1,5]	USD	2,180	$2,178
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,5]		30,070	29,459
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,5]		1,619	1,565
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,5]		4,218	4,236
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,5]		5,833	5,852
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,5]		1,760	1,595
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,5]		1,288	1,134
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[1,5]		143	120
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,5]		2,446	2,246
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[1,5]		8,588	7,666
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[1,5]		2,399	2,154
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[1,5]		187	166
GLS Auto Receivables Trust, Series 2023-2, Class A2, 5.70% 1/15/2027[1,5]		560	559
GLS Auto Receivables Trust, Series 2023-4, Class A3, 6.42% 6/15/2027[1,5]		4,751	4,798
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,5]		1,175	1,181
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,5]		561	567
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,5]		507	509
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[1]		807	813
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027[1]		101	102
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028[1]		483	491
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028[1]		320	326
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,5]		4,815	4,902
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,5]		2,703	2,815
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,5]		3,984	4,158
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028[1,5]		1,600	1,621
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[1,5]		948	970
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,5,7]		8,590	8,590
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,5]		12,703	12,267
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,5]		1,171	1,128
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,5]		810	780
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,5]		330	332
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,5]		17,770	16,117
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,5]		1,264	1,143
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,5]		859	771
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028[1,5]		396	404
Hertz Vehicle Financing III, LLC, Series 2023-3, Class C, 7.26% 2/25/2028[1,5]		585	595
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,5]		1,174	1,056
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,5]		881	829
Hertz Vehicle Financing III, LLC, Series 2023-4, Class B, 6.73% 3/25/2030[1,5]		454	470
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,5]		289	300
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[1]		342	343
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.38% 6/21/2029[1]		188	190
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028[1]		160	163
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029[1]		160	163
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[1,5]		270	266
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,5]		1,135	1,134
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[1,5]		304	295
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[1,5]		654	650
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[1,5]		706	706
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,5]		1,733	1,735
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[1,5]		438	439
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[1,5]		1,622	1,640
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[1,5]		861	862
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[1,5]		615	614
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,5]		848	860
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[1,5]		1,361	1,359

American Funds Insurance Series	211

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[1,5]	USD	3,223	$3,281
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,5]		714	727
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[1,5]		623	626
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030[1,5]		483	491
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[1,5]		123	122
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[1,2,5]		862	862
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[1,2,5]		241	241
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028[1]		1,050	1,080
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036[1,5]		1,398	1,413
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7,12]		1,006	1,009
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7,12]		150	150
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,5]		3,155	3,160
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,5]		3,390	2,942
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[1,5]		2,139	1,845
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[1,5]		773	671
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,5]		4,056	3,548
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[1,5]		243	219
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,5]		4,235	3,838
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,5]		9,668	8,787
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,2,5]		3,126	3,077
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,5]		50,765	44,506
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[1,2,5]		245	245
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028[1]		598	613
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[1,5]		122	117
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[1,2,5]		151	151
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[1,5]		7,884	7,640
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,5]		1,721	1,692
PFS Financing Corp., Series 2023-D, Class A, (30-day Average USD-SOFR + 1.15%) 6.488% 8/16/2027[1,2,5]		1,393	1,394
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,5]		1,710	1,736
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,5]		4,558	4,583
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[1,5]		909	920
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[1,5]		915	911
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[1,5]		204	204
Prestige Auto Receivables Trust, Series 2023-2, Class B, 6.64% 12/15/2027[1,5]		5,088	5,165
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 6.72% 7/25/2051[1,2,5]		324	322
Santander Drive Auto Receivables Trust, Series 2023-2, Class A2, 5.87% 3/16/2026[1]		238	238
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[1]		377	375
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[1]		1,274	1,252
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[1]		917	906
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[1]		1,802	1,736
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[1]		672	666
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[1]		2,236	2,137
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[1]		856	843
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[1]		700	710
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,5]		1,845	1,848
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[1,5]		624	631
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[1,5]		361	366
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[1,5]		2,459	2,130
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[1,5]		453	382
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052[1,5]		865	871

212	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[1,2,5]	USD	956	$958
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,5]		2,217	1,916
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[1,5]		2,712	2,489
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[1,5]		365	311
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,5]		821	755
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[1,5]		925	844
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,5]		1,677	1,562
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]		6,025	6,141
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,5]		2,563	2,329
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[1,5]		1,056	987
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,5]		1,944	1,762
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[1,5]		5,610	4,926
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[1,5]		313	273
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[1,5]		4,720	4,220
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[1,5]		3,932	3,534
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[1,5]		118	100
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[1,5]		6,000	5,925
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,5]		9,323	8,298
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[1,5]		3,208	2,799
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[1,5]		312	269
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[1]		1,215	1,212
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[1,5]		5,380	5,425
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[1,5]		40	40
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[1,5]		3,023	2,975
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[1,5]		18	18
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[1,5]		2,181	2,143
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[1,5]		136	136
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[1,5]		1,446	1,376
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[1,5]		1,799	1,805
Westlake Automobile Receivables Trust, Series 2023-3, Class A3, 5.82% 5/17/2027[1,5]		3,420	3,439
Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027[1,5]		3,052	3,088
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[1,5]		1,175	1,181
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,5]		2,219	2,228
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,5]		1,236	1,238
World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028[1]		290	293
World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029[1]		232	234
			552,395

Municipals 1.42%
California 0.02%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,552
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		450	380
			2,932

Illinois 1.33%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	65
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		31,050	29,426
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	8,579
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,300
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	105,974
			146,344

American Funds Insurance Series	213

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	USD	4,075	$3,071

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,560	4,320

Total municipals			156,667

Bonds & notes of governments & government agencies outside the U.S. 0.96%
Chile (Republic of) 4.00% 1/31/2052		580	478
Colombia (Republic of) 7.50% 2/2/2034		2,530	2,677
Dominican Republic 5.95% 1/25/2027[5]		8,100	8,147
Dominican Republic 7.05% 2/3/2031[5]		680	716
Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR	10,830	11,050
Greece (Hellenic Republic of) 0.75% 6/18/2031		9,600	9,078
Greece (Hellenic Republic of) 4.25% 6/15/2033		23,825	28,874
Indonesia (Republic of) 6.625% 2/15/2034	IDR	11,783,000	766
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		43,391,000	2,922
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		53,026,000	3,852
Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050[5]	USD	1,150	1,119
Paraguay (Republic of) 5.00% 4/15/2026		960	954
Poland (Republic of) 5.75% 11/16/2032		555	600
Poland (Republic of) 4.875% 10/4/2033		830	844
Portuguese Republic 5.125% 10/15/2024		24,775	24,753
Qatar (State of) 4.50% 4/23/2028[5]		5,100	5,167
Qatar (State of) 5.103% 4/23/2048[5]		3,400	3,450
			105,447

Federal agency bonds & notes 0.10%
Fannie Mae 2.125% 4/24/2026		11,910	11,385

Total bonds, notes & other debt instruments (cost: $10,781,545,000)			10,585,349

Common stocks 0.00%		Shares
Energy 0.00%
FORESEA Holding SA, Class C, nonvoting shares[5,13]		555	14
FORESEA Holding SA, Class B5,13		61	1

Total common stocks (cost: $8,000)			15

Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14,15]		21,685,475	2,168,331

Total short-term securities (cost: $2,168,297,000)			2,168,331
Total investment securities 115.86% (cost: $12,949,850,000)			12,753,695
Other assets less liabilities (15.86)%			(1,745,781)

Net assets 100.00%			$11,007,914

214	American Funds Insurance Series

The Bond Fund of America (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Long	1	5/1/2024	USD	396	$1
3 Month SOFR Futures	Short	4,914	3/20/2024		(1,162,683)	222
3 Month SOFR Futures	Short	13	9/18/2024		(3,103)	(11)
2 Year U.S. Treasury Note Futures	Long	8,681	4/3/2024		1,787,540	15,145
5 Year U.S. Treasury Note Futures	Long	14,104	4/3/2024		1,534,141	29,630
10 Year French Government Bond Futures	Long	448	3/11/2024		65,041	2,271
10 Year Euro-Bund Futures	Short	427	3/11/2024		(64,684)	(1,914)
10 Year Japanese Government Bond Futures	Short	106	3/20/2024		(110,293)	(388)
10 Year U.S. Treasury Note Futures	Long	8,749	3/28/2024		987,680	25,113
10 Year Ultra U.S. Treasury Note Futures	Short	417	3/28/2024		(49,213)	56
20 Year U.S. Treasury Bond Futures	Short	5,626	3/28/2024		(702,898)	(48,703)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,092	3/28/2024		413,072	36,848
						$58,270

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
USD	4,190	EUR	3,861	Morgan Stanley	1/8/2024	$(74)
USD	12,682	EUR	11,740	Citibank	1/9/2024	(285)
EUR	1,418	USD	1,531	Morgan Stanley	1/11/2024	35
USD	56,925	EUR	52,030	Bank of America	1/22/2024	(572)
						$(896)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD65,416	$ (17)	$—	$(17)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD95,844	(24)	—	(24)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD130,900	(34)	—	(34)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD27,000	(218)	—	(218)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD72,532	(575)	—	(575)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD78,378	(621)	—	(621)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,154	(34)	—	(34)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD19,800	(165)	—	(165)
4.8195%	Annual	SOFR	Annual	9/1/2025	USD42,100	363	—	363
4.9035%	Annual	SOFR	Annual	9/14/2025	USD42,065	444	—	444
4.4555%	Annual	SOFR	Annual	12/6/2025	USD95,750	601	—	601
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	811	—	811
SOFR	Annual	3.8275%	Annual	9/1/2033	USD9,600	(270)	—	(270)

American Funds Insurance Series	215

The Bond Fund of America (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	appreciation
Receive		Pay			Notional		Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	3.997%	Annual	9/14/2033	USD	9,615	$(405)	$—	$(405)
SOFR	Annual	3.2975%	Annual	3/8/2051	USD	39,095	499	—	499
							$355	$—	$355

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD4,979	$(97)	$(59)	$(38)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	50,708	(2,958)	(1,527)	(1,431)
					$(3,055)	$(1,586)	$(1,469)

Investments in affiliates15

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14]	$1,425,720	$5,625,174	$4,882,543	$145	$(165)	$2,168,331	$103,521

Restricted securities12

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7]	12/6/2022	$1,006	$1,009	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7]	12/6/2022	150	150	.00 [16]
Total		$1,156	$1,159	.01%

216	American Funds Insurance Series

The Bond Fund of America (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,427,458,000, which represented 12.97% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Value determined using significant unobservable inputs.
[8]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $63,649,000, which represented .58% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,159,000, which represented .01% of the net assets of the fund.
[13]	Security did not produce income during the last 12 months.
[14]	Rate represents the seven-day yield at 12/31/2023.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association
Auth. = Authority

CLO = Collateralized Loan Obligations
CME = CME Group
CMO = Collateralized Mortgage Obligations
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
EUR = Euros
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	217

Capital World Bond Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 92.41%	Principal amount (000)		Value (000)
Euros 22.02%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,640
Albania (Republic of) 5.90% 6/9/2028		800	905
Alpha Bank SA 5.50% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[1]		680	732
Altria Group, Inc. 3.125% 6/15/2031		800	803
American Honda Finance Corp. 1.95% 10/18/2024		560	609
American Tower Corp. 0.45% 1/15/2027		2,525	2,552
American Tower Corp. 0.875% 5/21/2029		1,470	1,417
Anheuser-Busch InBev SA/NV 1.125% 7/1/2027		2,000	2,087
AT&T, Inc. 1.60% 5/19/2028		2,350	2,439
AT&T, Inc. 4.30% 11/18/2034		260	304
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]		2,100	2,397
Banco de Sabadell, SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028)[1]		700	805
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,563
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]		2,800	3,059
Baxter International, Inc. 1.30% 5/15/2029		2,000	1,987
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		1,530	1,745
Belgium (Kingdom of) 3.30% 6/22/2054		880	992
BPCE SA 1.00% 4/1/2025		2,900	3,104
BPCE SA 4.50% 1/13/2033		1,400	1,628
British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]		2,400	2,375
Bulgaria (Republic of) 4.375% 5/13/2031		900	1,046
Bulgaria (Republic of) 4.50% 1/27/2033		865	1,005
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		3,800	4,054
Celanese US Holdings, LLC 4.777% 7/19/2026		235	264
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]		2,100	2,018
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	745
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	297
Dow Chemical Co. (The) 0.50% 3/15/2027		1,110	1,123
E.ON SE 1.625% 3/29/2031		810	809
Egypt (Arab Republic of) 5.625% 4/16/2030		300	212
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]		1,400	1,379
Equinor ASA 1.375% 5/22/2032		3,650	3,565
Eurobank Ergasias Services and Holdings SA 10.00% 12/6/2032 (5-year EUR Mid-Swap + 7.588% on 12/6/2027)[1]		1,240	1,537
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[1]		100	103
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[1]		420	501
European Investment Bank 0.25% 1/20/2032		4,900	4,531
European Investment Bank 1.50% 6/15/2032		1,000	1,018
European Investment Bank 2.875% 1/12/2033		4,500	5,079
European Union 0.25% 10/22/2026		610	635
European Union 0% 7/4/2031		705	646
European Union 0% 7/4/2035		220	177
European Union 0.20% 6/4/2036		1,500	1,207
European Union 0.70% 7/6/2051		3,000	1,889
Finland (Republic of) 3.00% 9/15/2033		2,740	3,139
Finland (Republic of) 2.75% 4/15/2038		380	419
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,682
French Republic O.A.T. 0% 11/25/2030		19,550	18,459
French Republic O.A.T. 0% 5/25/2032		2,120	1,917
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,535
French Republic O.A.T. 3.00% 5/25/2033		1,920	2,206
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,593
French Republic O.A.T. 0.75% 5/25/2052		2,850	1,807

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
French Republic O.A.T. 3.00% 5/25/2054	EUR	2,140	$2,323
Germany (Federal Republic of) 2.50% 3/13/2025		6,245	6,868
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,240
Germany (Federal Republic of) 0% 10/9/2026		6,060	6,313
Germany (Federal Republic of) 0% 4/16/2027		32,700	33,811
Germany (Federal Republic of) 1.30% 10/15/2027		6,380	6,876
Germany (Federal Republic of) 0% 2/15/2030		13,340	13,143
Germany (Federal Republic of) 0% 8/15/2030		6,285	6,135
Germany (Federal Republic of) 0% 8/15/2031		12,600	12,045
Germany (Federal Republic of) 1.70% 8/15/2032		2,381	2,575
Germany (Federal Republic of) 1.00% 5/15/2038		1,175	1,104
Germany (Federal Republic of) 0% 8/15/2050		1,200	739
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,511
Greece (Hellenic Republic of) 3.875% 6/15/2028		11,590	13,531
Greece (Hellenic Republic of) 1.50% 6/18/2030		2,020	2,061
Greece (Hellenic Republic of) 0.75% 6/18/2031		700	662
Greece (Hellenic Republic of) 1.75% 6/18/2032		4,730	4,762
Greece (Hellenic Republic of) 3.90% 1/30/2033		3,200	3,767
Greece (Hellenic Republic of) 4.25% 6/15/2033		985	1,194
Greece (Hellenic Republic of) 4.375% 7/18/2038		2,330	2,836
Greece (Hellenic Republic of) 1.875% 1/24/2052		7,918	6,280
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]		1,200	1,459
Ireland (Republic of) 3.00% 10/18/2043		2,010	2,310
Israel (State of) 2.875% 1/29/2024		1,180	1,303
Italy (Republic of) 1.85% 7/1/2025		17,700	19,212
Italy (Republic of) 1.35% 4/1/2030		7	7
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	3,229
KfW 0.125% 6/30/2025		590	626
Magyar Export-Import Bank 6.00% 5/16/2029		1,430	1,679
Metropolitan Life Global Funding I 0.55% 6/16/2027[2]		2,000	2,030
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	626
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,607
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,543
Morocco (Kingdom of) 1.50% 11/27/2031		1,920	1,701
National Bank of Greece SA 8.00% 1/3/2034 (5-year EUR-ICE Swap EURIBOR + 4.646% on 1/3/2029)[1]		600	708
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]		2,725	2,596
PepsiCo, Inc. 0.75% 10/14/2033		2,000	1,811
Philippines (Republic of) 0.25% 4/28/2025		875	922
Portuguese Republic 0.475% 10/18/2030		1,610	1,564
Portuguese Republic 3.50% 6/18/2038		3,140	3,638
Quebec (Province of) 0.25% 5/5/2031		920	849
Quebec (Province of) 0.50% 1/25/2032		1,155	1,066
Romania 2.125% 3/7/2028		1,440	1,447
Romania 3.75% 2/7/2034		530	506
Serbia (Republic of) 1.50% 6/26/2029		2,363	2,209
Shell International Finance BV 1.50% 4/7/2028		2,000	2,091
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,972
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,302
Spain (Kingdom of) 0.50% 10/31/2031		1,247	1,160
Spain (Kingdom of) 3.15% 4/30/2033		3,647	4,098
Spain (Kingdom of) 3.55% 10/31/2033		8,440	9,770
Spain (Kingdom of) 3.90% 7/30/2039		530	621
Spain (Kingdom of) 1.90% 10/31/2052		1,010	773
State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025		441	471
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030		200	197
Stryker Corp. 0.25% 12/3/2024		480	513
Stryker Corp. 0.75% 3/1/2029		980	964
Stryker Corp. 1.00% 12/3/2031		450	421

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
TotalEnergies SE 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]	EUR	2,000	$2,190
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,835
Tunisia (Republic of) 5.625% 2/17/2024		8,219	8,779
Ukraine 6.75% 6/20/2028[3]		3,119	851
Ukraine 6.75% 6/20/2028[3]		1,225	334
Ukraine 4.375% 1/27/2032[3]		2,705	627
			339,133

Japanese yen 6.54%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,095,934	7,839
Japan, Series 19, 0.10% 9/10/2024[4]		477,068	3,437
Japan, Series 346, 0.10% 3/20/2027		777,900	5,523
Japan, Series 352, 0.10% 9/20/2028		1,006,900	7,104
Japan, Series 356, 0.10% 9/20/2029		2,220,800	15,621
Japan, Series 116, 2.20% 3/20/2030		576,100	4,570
Japan, Series 362, 0.10% 3/20/2031		737,200	5,122
Japan, Series 152, 1.20% 3/20/2035		608,450	4,523
Japan, Series 21, 2.30% 12/20/2035		720,000	5,962
Japan, Series 162, 0.60% 9/20/2037		1,966,150	13,276
Japan, Series 179, 0.50% 12/20/2041		196,950	1,218
Japan, Series 182, 1.10% 9/20/2042		619,850	4,226
Japan, Series 37, 0.60% 6/20/2050		694,500	3,862
Japan, Series 73, 0.70% 12/20/2051		1,568,700	8,813
Japan, Series 74, 1.00% 3/20/2052		246,100	1,496
Japan, Series 79, 1.20% 6/20/2053		274,400	1,743
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,371
			100,706

British pounds 4.62%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,638
Asian Development Bank 1.125% 6/10/2025		740	899
KfW 1.125% 7/4/2025		1,165	1,413
Lloyds Bank PLC 7.625% 4/22/2025		655	856
Quebec (Province of) 2.25% 9/15/2026		1,870	2,268
United Kingdom 0.125% 1/30/2026		425	504
United Kingdom 1.25% 7/22/2027		3,060	3,622
United Kingdom 4.25% 12/7/2027		5,910	7,767
United Kingdom 1.625% 10/22/2028		8,070	9,526
United Kingdom 4.75% 12/7/2030		6,920	9,553
United Kingdom 0.25% 7/31/2031		11,850	11,944
United Kingdom 1.00% 1/31/2032		7,120	7,523
United Kingdom 4.25% 6/7/2032		3,010	4,063
United Kingdom 0.625% 7/31/2035		210	190
United Kingdom 3.75% 1/29/2038		3,015	3,772
United Kingdom 0.875% 1/31/2046		4,917	3,351
United Kingdom 3.75% 10/22/2053		1,870	2,226
			71,115

Chinese yuan renminbi 3.78%
China (People’s Republic of), Series INBK, 2.44% 10/15/2027	CNY	38,940	5,506
China (People’s Republic of), Series INBK, 2.75% 2/17/2032		59,810	8,545
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		22,240	3,212
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		81,080	13,395
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		66,960	11,040
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	7,172
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		42,610	6,267
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,047
			58,184

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Brazilian reais 2.72%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	14,095	$2,893
Brazil (Federative Republic of) 10.00% 1/1/2025		1,700	350
Brazil (Federative Republic of) 10.00% 1/1/2029		12,400	2,548
Brazil (Federative Republic of) 10.00% 1/1/2031		52,681	10,718
Brazil (Federative Republic of) 10.00% 1/1/2033		94,878	19,254
Brazil (Federative Republic of) 6.00% 8/15/2040[4]		1,966	432
Brazil (Federative Republic of) 6.00% 8/15/2050[4]		23,510	5,211
Brazil (Federative Republic of) 6.00% 8/15/2060[4]		1,966	437
			41,843

Mexican pesos 2.36%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	115,680	6,630
Petroleos Mexicanos 7.19% 9/12/2024		66,159	3,726
United Mexican States, Series M, 7.50% 6/3/2027		251,720	14,049
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,186
United Mexican States, Series M, 8.00% 11/7/2047		7,830	412
United Mexican States, Series M, 8.00% 7/31/2053		198,770	10,397
			36,400

Canadian dollars 2.17%
Canada 3.50% 3/1/2028	CAD	25,228	19,239
Canada 3.25% 12/1/2033		15,230	11,630
Canada 2.75% 12/1/2048		3,500	2,500
			33,369

South Korean won 1.93%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,940
South Korea (Republic of), Series 2709, 3.125% 9/10/2027		4,513,500	3,499
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,889
South Korea (Republic of), Series 2803, 3.25% 3/10/2028		3,998,100	3,113
South Korea (Republic of), Series 3106, 2.00% 6/10/2031		2,131,440	1,525
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		16,434,880	13,794
			29,760

Australian dollars 1.82%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD	6,610	3,826
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		5,789	3,182
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		9,735	6,120
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		14,605	9,770
Australia (Commonwealth of), Series 168, 3.50% 12/21/2034		7,810	5,095
			27,993

Indonesian rupiah 1.49%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,497
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		20,866,000	1,339
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		92,831,000	6,019
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		26,010,000	1,869
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	195
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		148,811,000	10,022
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,987
			22,928

South African rand 0.59%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,518
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		49,100	1,624
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		147,415	5,945
			9,087

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 0.43%
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]	DKK	52,535	$6,306
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,630	302
			6,608

New Zealand dollars 0.42%
New Zealand 4.50% 5/15/2030	NZD	10,208	6,559

Malaysian ringgits 0.14%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,207

Chilean pesos 0.13%
Chile (Republic of) 1.50% 3/1/2026[4]	CLP	846,536	936
Chile (Republic of) 5.00% 10/1/2028		955,000	1,065
			2,001

Colombian pesos 0.10%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	1,185,800	264
Colombia (Republic of), Series B, 7.25% 10/26/2050		7,150,600	1,345
			1,609

Indian rupees 0.07%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,116

Polish zloty 0.07%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	1,112

Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	1,094

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	598

Ukrainian hryvnia 0.01%
Ukraine 15.50% 10/2/2024	UAH	3,848	83
Ukraine 19.50% 1/15/2025		1,954	42
			125

U.S. dollars 40.89%
7-Eleven, Inc. 0.95% 2/10/2026[6]	USD	520	481
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,180	1,909
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]		763	770
Advance Auto Parts, Inc. 5.95% 3/9/2028		45	45
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,947
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[6]		660	503
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]		344	345
AG Issuer, LLC 6.25% 3/1/2028[6]		295	294
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		103	108
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,6]		1,147	1,210
Alabama Power Co. 3.00% 3/15/2052		980	686
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		140	127
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		75	70
Alfa Desarrollo SpA 4.55% 9/27/2051		476	372
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[6]		290	289
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		120	114
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[6]		70	74

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Allied Universal Holdco, LLC 9.75% 7/15/2027[6]	USD	155	$152
Allied Universal Holdco, LLC 6.00% 6/1/2029[6]		300	245
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[6]		200	204
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,729
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		241	239
American Electric Power Co., Inc. 1.00% 11/1/2025		250	232
American Express Co. 3.375% 5/3/2024		4,202	4,171
Amgen, Inc. 2.20% 2/21/2027		445	414
Amgen, Inc. 5.25% 3/2/2030		981	1,009
Amgen, Inc. 5.25% 3/2/2033		2,687	2,756
Amgen, Inc. 5.65% 3/2/2053		1,284	1,352
AmWINS Group, Inc. 4.875% 6/30/2029[6]		135	123
Anglo American Capital PLC 3.95% 9/10/2050[6]		521	397
Angola (Republic of) 9.50% 11/12/2025		1,610	1,584
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		110	86
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[6]		115	86
ARD Finance SA 6.50% Cash 6/30/2027[6,7]		210	98
Aretec Group, Inc. 7.50% 4/1/2029[6]		245	221
Aretec Group, Inc. 10.00% 8/15/2030[6]		50	53
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[1]		1,921	775
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[1]		3,025	1,045
Asbury Automotive Group, Inc. 5.00% 2/15/2032[6]		55	50
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[8,9]		120	116
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[6]		160	161
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]		55	51
AssuredPartners, Inc. 7.00% 8/15/2025[6]		120	120
AssuredPartners, Inc. 5.625% 1/15/2029[6]		365	341
AT&T, Inc. 3.50% 9/15/2053		2,070	1,504
ATI, Inc. 7.25% 8/15/2030		60	62
Atkore, Inc. 4.25% 6/1/2031[6]		25	22
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD CME Term SOFR + 2.75%) 8.22% 9/22/2028[8,9]		147	147
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		1,817	1,822
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		996	1,019
B&G Foods, Inc. 5.25% 4/1/2025		23	23
B&G Foods, Inc. 5.25% 9/15/2027		210	191
B&G Foods, Inc. 8.00% 9/15/2028[6]		25	26
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[5,9]		219	233
Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132% on 10/22/2024)[1]		847	825
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	6,020
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		2,695	2,470
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,040	3,300
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		1,390	1,385
BAT Capital Corp. 2.789% 9/6/2024		1,150	1,127
BAT Capital Corp. 3.215% 9/6/2026		955	914
BAT Capital Corp. 3.557% 8/15/2027		1,545	1,475
BAT Capital Corp. 3.462% 9/6/2029		1,150	1,060
Bath & Body Works, Inc. 6.625% 10/1/2030[6]		120	123
Bath & Body Works, Inc. 6.875% 11/1/2035		75	76
Bausch Health Americas, Inc. 9.25% 4/1/2026[6]		80	73
Bausch Health Companies, Inc. 5.50% 11/1/2025[6]		75	69
Bausch Health Companies, Inc. 5.25% 2/15/2031[6]		114	50
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[6]		30	20
Becton, Dickinson and Co. 4.298% 8/22/2032		320	309
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		117	104
Bidvest Group (UK) PLC 3.625% 9/23/2026		500	465

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[6]	USD	400	$380
Blue Racer Midstream, LLC 7.625% 12/15/2025[6]		65	66
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[8,9]		25	25
BMW US Capital, LLC 3.90% 4/9/2025[6]		900	890
BMW US Capital, LLC 4.15% 4/9/2030[6]		900	883
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,6]		700	609
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,6]		1,275	1,079
Boeing Co. 5.15% 5/1/2030		2,855	2,908
Boeing Co. 3.625% 2/1/2031		1,127	1,047
Bombardier, Inc. 7.125% 6/15/2026[6]		47	47
Bombardier, Inc. 6.00% 2/15/2028[6]		50	49
Boxer Parent Co., Inc. 9.125% 3/1/2026[6]		160	161
Boyd Gaming Corp. 4.75% 6/15/2031[6]		45	41
Boyne USA, Inc. 4.75% 5/15/2029[6]		107	101
BPCE SA 5.15% 7/21/2024[6]		1,800	1,785
Braskem Netherlands Finance BV 4.50% 1/31/2030		721	560
Braskem Netherlands Finance BV 8.50% 1/12/2031[6]		525	489
Braskem Netherlands Finance BV 8.50% 1/12/2031		509	474
British Columbia (Province of) 4.20% 7/6/2033		1,240	1,225
Broadcom, Inc. 4.00% 4/15/2029[6]		250	241
Broadcom, Inc. 3.419% 4/15/2033[6]		698	613
Broadcom, Inc. 3.469% 4/15/2034[6]		48	42
Broadcom, Inc. 3.137% 11/15/2035[6]		185	152
Broadcom, Inc. 3.75% 2/15/2051[6]		926	729
Brookfield Property REIT, Inc. 5.75% 5/15/2026[6]		95	92
Brookfield Property REIT, Inc. 4.50% 4/1/2027[6]		50	45
BWX Technologies, Inc. 4.125% 4/15/2029[6]		175	160
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,9]		1,310	1,278
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,9]		989	968
Caesars Entertainment, Inc. 4.625% 10/15/2029[6]		15	14
Caesars Entertainment, Inc. 7.00% 2/15/2030[6]		74	76
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,6]		2,150	2,195
California Resources Corp. 7.125% 2/1/2026[6]		100	101
Callon Petroleum Co. 7.50% 6/15/2030[6]		15	15
Canadian Pacific Railway Co. 3.10% 12/2/2051		1,378	997
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[6]		90	77
Carnival Corp. 6.00% 5/1/2029[6]		100	96
CCO Holdings, LLC 5.125% 5/1/2027[6]		125	121
CCO Holdings, LLC 4.75% 3/1/2030[6]		135	124
CCO Holdings, LLC 4.50% 8/15/2030[6]		255	230
CCO Holdings, LLC 4.25% 2/1/2031[6]		155	136
CCO Holdings, LLC 4.50% 6/1/2033[6]		162	137
CCO Holdings, LLC 4.25% 1/15/2034[6]		70	57
Centene Corp. 2.45% 7/15/2028		40	36
Centene Corp. 4.625% 12/15/2029		195	187
Centene Corp. 2.50% 3/1/2031		65	54
Central Garden & Pet Co. 4.125% 10/15/2030		74	67
Central Garden & Pet Co. 4.125% 4/30/2031[6]		110	97
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[5,6]		925	937
Charter Communications Operating, LLC 3.75% 2/15/2028		2,650	2,504
Cheniere Energy Partners, LP 3.25% 1/31/2032		26	22
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		115	113
Chesapeake Energy Corp. 6.75% 4/15/2029[6]		30	30
Chubb INA Holdings, Inc. 3.35% 5/3/2026		195	190
Chubb INA Holdings, Inc. 4.35% 11/3/2045		425	400
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,9]		1,240	1,257
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,9]		805	829

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Civitas Resources, Inc. 8.75% 7/1/2031[6]	USD	90	$96
Clarios Global, LP 6.25% 5/15/2026[6]		44	44
Clarios Global, LP 8.50% 5/15/2027[6]		90	90
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		45	42
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		5	5
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		100	91
Cloud Software Group, Inc. 6.50% 3/31/2029[6]		235	224
Cloud Software Group, Inc. 9.00% 9/30/2029[6]		175	166
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,9]		100	98
CMS Energy Corp. 3.875% 3/1/2024		100	100
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,148
CNX Resources Corp. 7.25% 3/14/2027[6]		240	243
Coinbase Global, Inc. 3.375% 10/1/2028[6]		55	46
Coinbase Global, Inc. 3.625% 10/1/2031[6]		85	66
Colombia (Republic of) 3.875% 4/25/2027		350	335
Colombia (Republic of) 8.00% 11/14/2035		445	488
Comcast Corp. 4.80% 5/15/2033		4,100	4,153
Commonwealth Bank of Australia 2.688% 3/11/2031[6]		4,650	3,828
CommScope Technologies, LLC 6.00% 6/15/2025[6]		160	131
CommScope, Inc. 6.00% 3/1/2026[6]		53	47
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,9]		25	22
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[6]		307	290
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[6]		65	59
Comstock Resources, Inc. 6.75% 3/1/2029[6]		95	87
Comstock Resources, Inc. 5.875% 1/15/2030[6]		65	56
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,9]		1,656	1,692
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[5,6,9]		804	857
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,9]		1,034	1,042
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 8.437% 6/25/2043[5,6,9]		305	319
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,9]		784	788
ConocoPhillips Co. 5.30% 5/15/2053		761	783
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[7]		1,127	820
Constellium SE 3.75% 4/15/2029[6]		125	114
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,484
Corebridge Financial, Inc. 3.90% 4/5/2032		748	677
CoreLogic, Inc. 4.50% 5/1/2028[6]		339	297
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[8,9]		65	59
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	981
Coty, Inc. 4.75% 1/15/2029[6]		125	119
Coty, Inc. 6.625% 7/15/2030[6]		95	98
Covanta Holding Corp. 4.875% 12/1/2029[6]		25	22
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[5,6]		333	330
Crédit Agricole SA 4.375% 3/17/2025[6]		1,100	1,083
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,6]		2,675	2,539
Crescent Energy Finance, LLC 9.25% 2/15/2028[6]		178	185
Crown Castle, Inc. 2.50% 7/15/2031		767	640
CSX Corp. 3.80% 4/15/2050		75	61
CVR Partners, LP 6.125% 6/15/2028[6]		65	61
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		725	699
Darling Ingredients, Inc. 6.00% 6/15/2030[6]		165	165
Deluxe Corp. 8.00% 6/1/2029[6]		20	18
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	797
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	1,061
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,207

American Funds Insurance Series	225

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Diamond Sports Group, LLC 6.625% 8/15/2027[3,6]	USD	310	$16
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[6,8,9]		326	337
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		50	47
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[8,9]		92	92
DISH DBS Corp. 5.25% 12/1/2026[6]		15	13
DISH Network Corp. 11.75% 11/15/2027[6]		260	272
Dominican Republic 5.50% 1/27/2025[6]		1,375	1,370
Dominican Republic 8.625% 4/20/2027[6]		225	236
Dominican Republic 6.40% 6/5/2049[6]		813	768
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[6]		47	44
Ecopetrol SA 6.875% 4/29/2030		1,445	1,434
Edison International 4.125% 3/15/2028		2,390	2,311
Edison International 5.25% 11/15/2028		1,522	1,533
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]		100	93
Electricité de France SA 4.875% 9/21/2038[6]		795	737
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,6]		300	336
Element Solutions, Inc. 3.875% 9/1/2028[6]		105	97
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[6]		205	131
Enel Finance International NV 1.375% 7/12/2026[6]		1,248	1,137
Enel Finance International NV 1.875% 7/12/2028[6]		1,227	1,072
Energy Transfer, LP 8.00% 4/1/2029[6]		98	102
Enfragen Energia Sur SA 5.375% 12/30/2030		1,329	1,039
Entergy Corp. 0.90% 9/15/2025		750	698
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,174
Enviri Corp. 5.75% 7/31/2027[6]		145	135
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		225	229
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		45	48
EQM Midstream Partners, LP 6.50% 7/15/2048		40	41
Equinix, Inc. 1.80% 7/15/2027		1,145	1,037
Equinix, Inc. 2.15% 7/15/2030		3,216	2,727
EquipmentShare.com, Inc. 9.00% 5/15/2028[6]		90	93
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[5]		78	79
Export-Import Bank of Korea 5.125% 1/11/2033		1,175	1,222
Fair Isaac Corp. 4.00% 6/15/2028[6]		15	14
Fannie Mae Pool #FM6293 3.00% 1/1/2051[5]		69	61
Fannie Mae Pool #CB0046 3.00% 4/1/2051[5]		1,786	1,585
Fannie Mae Pool #CB4852 4.50% 10/1/2052[5]		7,668	7,438
Fannie Mae Pool #MA4919 5.50% 2/1/2053[5]		110	111
Fannie Mae Pool #MA5010 5.50% 5/1/2053[5]		19	19
Fannie Mae Pool #MA5039 5.50% 6/1/2053[5]		67	67
Fannie Mae Pool #MA5071 5.00% 7/1/2053[5]		5,542	5,484
Fannie Mae Pool #MA5072 5.50% 7/1/2053[5]		250	251
Fannie Mae Pool #MA5165 5.50% 10/1/2053[5]		968	973
Fertitta Entertainment, LLC 4.625% 1/15/2029[6]		25	23
Fertitta Entertainment, LLC 6.75% 1/15/2030[6]		25	22
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[2,8,9]		97	95
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[2,8,9]		3	3
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		325	291
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		1,795	1,528
First Quantum Minerals, Ltd. 8.625% 6/1/2031[6]		775	658
First Student Bidco, Inc. 4.00% 7/31/2029[6]		45	39
FirstEnergy Corp., Series B, 4.15% 7/15/2027		1,800	1,732

226	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]	USD	2,325	$2,110
Ford Motor Co. 6.10% 8/19/2032		30	30
Ford Motor Credit Co., LLC 3.81% 1/9/2024		290	290
Ford Motor Credit Co., LLC 4.95% 5/28/2027		300	293
Ford Motor Credit Co., LLC 3.815% 11/2/2027		200	187
Ford Motor Credit Co., LLC 7.35% 11/4/2027		200	211
Ford Motor Credit Co., LLC 2.90% 2/16/2028		200	180
Ford Motor Credit Co., LLC 4.00% 11/13/2030		125	112
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,795
Freddie Mac Pool #RB5071 2.00% 9/1/2040[5]		3,835	3,303
Freddie Mac Pool #RB5111 2.00% 5/1/2041[5]		6,067	5,202
Freddie Mac Pool #QD3310 3.00% 12/1/2051[5]		19	17
Freddie Mac Pool #SD8214 3.50% 5/1/2052[5]		5,026	4,613
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,120	1,110
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		3,687	3,650
Freddie Mac Pool #SD8331 5.50% 6/1/2053[5]		296	297
Freddie Mac Pool #SD8341 5.00% 7/1/2053[5]		3,203	3,170
Freddie Mac Pool #SD8342 5.50% 7/1/2053[5]		786	789
Freddie Mac Pool #SD8362 5.50% 9/1/2053[5]		2,835	2,847
Freddie Mac Pool #SD8367 5.50% 10/1/2053[5]		3,586	3,602
Freddie Mac Pool #SD8372 5.50% 11/1/2053[5]		12,518	12,571
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 8.237% 4/25/2042[5,6,9]		441	454
FXI Holdings, Inc. 12.25% 11/15/2026[6]		497	444
Gartner, Inc. 3.75% 10/1/2030[6]		70	62
General Motors Financial Co., Inc. 1.05% 3/8/2024		725	719
Genesis Energy, LP 8.00% 1/15/2027		125	127
Genesis Energy, LP 8.25% 1/15/2029		25	26
Genesis Energy, LP 8.875% 4/15/2030		38	39
GeoPark, Ltd. 5.50% 1/17/2027		2,780	2,464
Georgia (Republic of) 2.75% 4/22/2026[6]		400	376
Gilead Sciences, Inc. 5.25% 10/15/2033		1,342	1,399
Gilead Sciences, Inc. 5.55% 10/15/2053		1,155	1,252
Go Daddy Operating Co., LLC 3.50% 3/1/2029[6]		65	59
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	980
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[1]		769	622
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[5]		2,766	2,384
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[5]		995	853
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[5]		4,812	4,160
Government National Mortgage Assn. 6.50% 1/1/2054[5,10]		10,325	10,571
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[5]		777	593
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,341
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		30	23
Group 1 Automotive, Inc. 4.00% 8/15/2028[6]		115	107
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[6]		660	625
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[6]		25	26
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[8,9]		39	39
Harvest Midstream I, LP 7.50% 9/1/2028[6]		25	25
HCA, Inc. 5.625% 9/1/2028		120	123
HealthEquity, Inc. 4.50% 10/1/2029[6]		80	74
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		14	14
Hightower Holding, LLC 6.75% 4/15/2029[6]		235	214
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		105	102
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		25	24
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		25	24
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[6]		115	105
Honduras (Republic of) 6.25% 1/19/2027		653	628
Howard Hughes Corp. (The) 5.375% 8/1/2028[6]		275	265
Howard Hughes Corp. (The) 4.125% 2/1/2029[6]		195	174
Howard Hughes Corp. (The) 4.375% 2/1/2031[6]		120	104

American Funds Insurance Series	227

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Howmet Aerospace, Inc. 5.95% 2/1/2037	USD	95	$99
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[1]		305	297
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[1]		4,172	4,088
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		1,700	1,676
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	766
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[1]		2,000	2,195
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		1,200	1,295
HUB International, Ltd. 7.00% 5/1/2026[6]		304	306
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[8,9]		19	19
Hyundai Capital America 0.875% 6/14/2024[6]		1,200	1,173
Hyundai Capital America 1.50% 6/15/2026[6]		2,375	2,170
Hyundai Capital America 1.65% 9/17/2026[6]		269	245
Hyundai Capital America 2.00% 6/15/2028[6]		600	524
Hyundai Capital America 6.50% 1/16/2029[6]		132	139
Icahn Enterprises, LP 6.375% 12/15/2025		35	34
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[6]		500	505
Ingles Markets, Inc. 4.00% 6/15/2031[6]		190	168
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		3,270	3,237
Intesa Sanpaolo SpA 7.00% 11/21/2025[6]		225	231
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[6]		55	50
Iron Mountain, Inc. 5.25% 7/15/2030[6]		235	224
Israel (State of) 3.375% 1/15/2050		1,470	1,048
Israel (State of) 3.875% 7/3/2050		795	617
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]		1,243	1,143
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		58	47
Kantar Group, LLC, Term Loan B2, (6-month USD CME Term SOFR + 4.50%) 10.108% 12/4/2026[8,9]		64	63
KB Home 6.875% 6/15/2027		50	52
Kennedy-Wilson, Inc. 4.75% 3/1/2029		110	92
Kennedy-Wilson, Inc. 4.75% 2/1/2030		245	199
Korea Development Bank 4.375% 2/15/2028		2,100	2,091
Korea Development Bank 4.375% 2/15/2033		2,010	1,973
Korea Electric Power Corp. 5.375% 7/31/2026[6]		1,290	1,305
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		85	83
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[6]		125	119
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[5,6]		157	157
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[5,6]		651	651
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[5,6]		194	197
Lamar Media Corp. 3.75% 2/15/2028		135	127
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		140	129
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[6]		30	27
LCM Investments Holdings II, LLC 4.875% 5/1/2029[6]		110	102
LCM Investments Holdings II, LLC 8.25% 8/1/2031[6]		40	42
Levi Strauss & Co. 3.50% 3/1/2031[6]		115	100
LGI Homes, Inc. 8.75% 12/15/2028[6]		155	165
Light and Wonder International, Inc. 7.00% 5/15/2028[6]		20	20
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		5	5
Live Nation Entertainment, Inc. 4.75% 10/15/2027[6]		130	125
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,419
LSB Industries, Inc. 6.25% 10/15/2028[6]		140	133
Marriott International, Inc. 2.75% 10/15/2033		5	4
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[6]		45	40
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		282	307
Mastercard, Inc. 2.00% 11/18/2031		600	506
Medline Borrower, LP 5.25% 10/1/2029[6]		40	38
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[8,9]		54	55
Meituan 2.125% 10/28/2025		1,730	1,628
Methanex Corp. 5.125% 10/15/2027		55	54

228	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Methanex Corp. 5.25% 12/15/2029	USD	5	$5
MGM Resorts International 5.50% 4/15/2027		90	89
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		115	106
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		73	74
Mineral Resources, Ltd. 8.00% 11/1/2027[6]		155	159
Mineral Resources, Ltd. 9.25% 10/1/2028[6]		85	91
Minerva Luxembourg SA 8.875% 9/13/2033		2,575	2,727
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[6]		1,736	1,673
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[5,6]		761	762
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[5,6]		225	225
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		80	76
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		75	67
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,995
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		1,433	1,145
Mozambique (Republic of) 9.00% 9/15/2031		940	803
MSCI, Inc. 3.875% 2/15/2031[6]		125	114
MSCI, Inc. 3.625% 11/1/2031[6]		210	185
MSCI, Inc. 3.25% 8/15/2033[6]		33	28
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[5,9]		336	363
MTN (Mauritius) Investments, Ltd. 6.50% 10/13/2026		460	465
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	46
MV24 Capital BV 6.748% 6/1/2034		1,129	1,058
Nabors Industries, Inc. 7.375% 5/15/2027[6]		55	54
Nabors Industries, Inc. 9.125% 1/31/2030[6]		160	161
Nasdaq, Inc. 5.95% 8/15/2053		113	122
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[6]		135	122
Navient Corp. 5.00% 3/15/2027		45	43
Navient Corp. 4.875% 3/15/2028		145	135
NBM US Holdings, Inc. 7.00% 5/14/2026[2]		1,525	1,543
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[8,9]		50	50
NCR Voyix Corp. 5.25% 10/1/2030[6]		15	14
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[6]		85	82
Netflix, Inc. 4.875% 4/15/2028		45	46
Netflix, Inc. 4.875% 6/15/2030[6]		225	228
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		50	50
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		255	245
New York Life Global Funding 1.20% 8/7/2030[6]		2,725	2,188
Newell Brands, Inc. 5.20% 4/1/2026		80	79
Nexstar Media, Inc. 4.75% 11/1/2028[6]		165	152
NFP Corp. 6.875% 8/15/2028[6]		105	107
NGL Energy Operating, LLC 7.50% 2/1/2026[6]		215	217
Niagara Mohawk Power Corp. 3.508% 10/1/2024[6]		180	177
Norfolk Southern Corp. 5.35% 8/1/2054		496	516
Northern Oil and Gas, Inc. 8.125% 3/1/2028[6]		150	152
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[6]		105	102
NOVA Chemicals Corp. 5.25% 6/1/2027[6]		20	19
Novelis Corp. 4.75% 1/30/2030[6]		80	75
Novelis Corp. 3.875% 8/15/2031[6]		20	18
NuStar Logistics, LP 5.625% 4/28/2027		80	80
Occidental Petroleum Corp. 6.375% 9/1/2028		194	204
OCP SA 3.75% 6/23/2031		500	431
Oleoducto Central SA 4.00% 7/14/2027		630	586
ONEOK, Inc. 5.80% 11/1/2030		69	72
ONEOK, Inc. 6.05% 9/1/2033		514	545
ONEOK, Inc. 6.625% 9/1/2053		290	325
Open Text Corp. 3.875% 2/15/2028[6]		25	23
Option Care Health, Inc. 4.375% 10/31/2029[6]		25	23
Oracle Corp. 2.65% 7/15/2026		2,327	2,207
Oracle Corp. 3.25% 11/15/2027		1,880	1,786
Oracle Corp. 3.95% 3/25/2051		22	17
Orange 9.00% 3/1/2031[1]		2,434	3,004

American Funds Insurance Series	229

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Osaic Holdings, Inc. 10.75% 8/1/2027[6]	USD	256	$260
Pacific Gas and Electric Co. 3.15% 1/1/2026		3,000	2,879
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	521
Pacific Gas and Electric Co. 6.40% 6/15/2033		1,500	1,580
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	5,025
PacifiCorp 4.15% 2/15/2050		225	183
PacifiCorp 3.30% 3/15/2051		150	104
PacifiCorp 2.90% 6/15/2052		55	35
PacifiCorp 5.35% 12/1/2053		525	506
PacifiCorp 5.50% 5/15/2054		680	669
Panama (Republic of) 3.75% 4/17/2026		465	438
Panama (Republic of) 6.40% 2/14/2035		850	832
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		65	60
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[6,7]		1	1
Performance Food Group, Inc. 5.50% 10/15/2027[6]		11	11
Permian Resources Operating, LLC 7.00% 1/15/2032[6]		25	26
Peru (Republic of) 2.392% 1/23/2026		500	477
Petroleos Mexicanos 4.875% 1/18/2024		1,776	1,773
Petroleos Mexicanos 4.25% 1/15/2025		261	255
Petroleos Mexicanos 6.875% 10/16/2025		660	650
Petroleos Mexicanos 6.875% 8/4/2026		638	620
Petroleos Mexicanos 6.49% 1/23/2027		3,219	3,023
Petroleos Mexicanos 6.84% 1/23/2030		681	591
Petroleos Mexicanos 6.70% 2/16/2032		779	647
Petrorio Luxembourg SARL 6.125% 6/9/2026		910	894
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		2,128	2,134
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		188	192
PG&E Corp. 5.00% 7/1/2028		145	141
PG&E Corp. 5.25% 7/1/2030		175	169
Philip Morris International, Inc. 5.125% 11/17/2027		315	321
Philip Morris International, Inc. 5.625% 11/17/2029		420	441
Philip Morris International, Inc. 2.10% 5/1/2030		634	544
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,632
Philip Morris International, Inc. 5.375% 2/15/2033		1,382	1,418
Post Holdings, Inc. 5.625% 1/15/2028[6]		85	84
Post Holdings, Inc. 5.50% 12/15/2029[6]		80	77
Post Holdings, Inc. 4.625% 4/15/2030[6]		444	409
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		526	525
Procter & Gamble Co. 3.00% 3/25/2030		338	317
PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[1]		1,535	1,364
Qatar Energy 3.125% 7/12/2041[6]		2,895	2,231
Qatar Energy 3.30% 7/12/2051[6]		2,942	2,155
Radiology Partners, Inc. 9.25% 2/1/2028[6]		245	126
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[6]		145	134
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		25	22
RHP Hotel Properties, LP 7.25% 7/15/2028[6]		80	83
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		90	84
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		25	22
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		20	19
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		40	40
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		75	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[6]		160	172
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[6]		4	4
RP Escrow Issuer, LLC 5.25% 12/15/2025[6]		190	152
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		45	42
Sands China, Ltd. 3.50% 8/8/2031		495	415
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,535
Sasol Financing USA, LLC 5.875% 3/27/2024		6,165	6,133
Sasol Financing USA, LLC 4.375% 9/18/2026		1,085	1,012

230	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Sasol Financing USA, LLC 8.75% 5/3/2029[2]	USD	310	$317
Scentre Group Trust 1 3.50% 2/12/2025[6]		210	206
Scentre Group Trust 1 3.75% 3/23/2027[6]		110	106
Scientific Games Holdings, LP 6.625% 3/1/2030[6]		46	44
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		115	108
Sealed Air Corp. 6.125% 2/1/2028[6]		180	182
Serbia (Republic of) 6.25% 5/26/2028[6]		740	759
Service Properties Trust 8.625% 11/15/2031[6]		60	63
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,505
Simmons Foods, Inc. 4.625% 3/1/2029[6]		160	139
Sirius XM Radio, Inc. 3.125% 9/1/2026[6]		50	47
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		195	180
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		39	35
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		111	95
SK hynix, Inc. 3.00% 9/17/2024		1,602	1,575
SK hynix, Inc. 1.50% 1/19/2026		563	519
SM Energy Co. 6.50% 7/15/2028		45	45
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,9]		733	735
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		45	41
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		20	18
Southern California Edison Co. 2.85% 8/1/2029		200	182
Southern California Edison Co. 3.65% 2/1/2050		1,700	1,318
Southwestern Energy Co. 5.375% 3/15/2030		120	117
Southwestern Energy Co. 4.75% 2/1/2032		90	83
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		17	19
Spirit AeroSystems, Inc. 9.75% 11/15/2030[6]		60	65
Sprint, LLC 7.625% 3/1/2026		130	136
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		1,500	1,363
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,560	2,652
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		453	379
Stericycle, Inc. 3.875% 1/15/2029[6]		110	100
Sunoco, LP 4.50% 5/15/2029		290	270
Sunoco, LP 4.50% 4/30/2030		35	32
Surgery Center Holdings, Inc. 10.00% 4/15/2027[6]		103	104
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,3]		12	—	[11]
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,6]		400	384
Talen Energy Supply, LLC 8.625% 6/1/2030[6]		94	100
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[8,9]		45	45
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		3,450	2,304
Tenet Healthcare Corp. 6.125% 10/1/2028		25	25
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,789	2,782
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[8,9]		243	238
Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040		465	420
T-Mobile USA, Inc. 2.40% 3/15/2029		1,079	969
T-Mobile USA, Inc. 5.65% 1/15/2053		1,400	1,459
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	426
TransDigm, Inc. 6.25% 3/15/2026[6]		65	65
TransDigm, Inc. 5.50% 11/15/2027		45	44
TransDigm, Inc. 4.875% 5/1/2029		80	75
TransDigm, Inc. 6.875% 12/15/2030[6]		85	88
Transocean Poseidon, Ltd. 6.875% 2/1/2027[6]		56	56
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[6]		102	106
Transocean, Inc. 8.75% 2/15/2030[6]		38	40
Transocean, Inc. 6.80% 3/15/2038		35	28
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[6,12]		100	93
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		379	374

American Funds Insurance Series	231

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[5,6]	USD	251	$245
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[5,6]		100	97
Triumph Group, Inc. 9.00% 3/15/2028[6]		71	76
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,064
U.S. Treasury 3.625% 3/31/2028		20	20
U.S. Treasury 4.375% 11/30/2028		6,800	6,960
U.S. Treasury 4.50% 11/15/2033		10,782	11,325
U.S. Treasury 1.125% 5/15/2040[13]		6,190	4,000
U.S. Treasury 1.75% 8/15/2041[13]		4,650	3,242
U.S. Treasury 4.75% 11/15/2043		1,425	1,531
U.S. Treasury 3.00% 8/15/2048[13]		5,045	4,118
U.S. Treasury 4.125% 8/15/2053[13]		19,558	19,823
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[4,13]		18,013	18,560
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[4]		6,321	6,137
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,344	2,084
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[4]		6,371	5,801
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,6]		2,265	2,249
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[8,9]		75	75
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[8,9]		75	75
Ukraine 7.75% 9/1/2024[3]		6,210	1,938
Ukraine 6.876% 5/21/2031[3]		1,269	296
Uniform Mortgage-Backed Security 2.00% 1/1/2039[5,10]		1,841	1,651
Uniform Mortgage-Backed Security 2.00% 2/1/2039[5,10]		1,234	1,100
Uniform Mortgage-Backed Security 2.00% 1/1/2054[5,10]		2,470	2,019
Uniform Mortgage-Backed Security 2.50% 1/1/2054[5,10]		24,460	20,812
Uniform Mortgage-Backed Security 3.00% 1/1/2054[5,10]		5,222	4,620
Uniform Mortgage-Backed Security 3.50% 1/1/2054[5,10]		9,033	8,288
Uniform Mortgage-Backed Security 4.00% 1/1/2054[5,10]		8,840	8,362
Uniform Mortgage-Backed Security 4.50% 1/1/2054[5,10]		16,943	16,425
Uniform Mortgage-Backed Security 5.00% 1/1/2054[5,10]		19,966	19,755
Uniform Mortgage-Backed Security 5.50% 1/1/2054[5,10]		10,146	10,190
Uniform Mortgage-Backed Security 6.00% 1/1/2054[5,10]		10,805	10,972
Uniform Mortgage-Backed Security 6.50% 1/1/2054[5,10]		6,655	6,821
Uniform Mortgage-Backed Security 7.00% 1/1/2054[5,10]		13,150	13,566
Uniform Mortgage-Backed Security 3.50% 2/1/2054[5,10]		18,339	16,843
Uniform Mortgage-Backed Security 6.00% 2/1/2054[5,10]		6,750	6,854
United Mexican States 6.338% 5/4/2053		425	434
United Natural Foods, Inc. 6.75% 10/15/2028[6]		85	69
United Rentals (North America), Inc. 3.875% 2/15/2031		130	118
Univision Communications, Inc. 4.50% 5/1/2029[6]		250	223
US Foods, Inc. 4.625% 6/1/2030[6]		35	33
Vail Resorts, Inc. 6.25% 5/15/2025[6]		120	119
Valvoline, Inc. 3.625% 6/15/2031[6]		85	73
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[7,8,9]		48	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		35	32
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[6]		31	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		110	97
Venture Global LNG, Inc. 8.125% 6/1/2028[6]		80	81
Veralto Corp. 5.35% 9/18/2028[6]		2,900	2,970
VICI Properties, LP 4.375% 5/15/2025		1,563	1,537
Vital Energy, Inc. 9.75% 10/15/2030		40	41
VZ Secured Financing BV 5.00% 1/15/2032[6]		200	171
W&T Offshore, Inc. 11.75% 2/1/2026[6]		55	57
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		1,928	1,701
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		71	71
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[6]		320	308
WEA Finance, LLC 3.75% 9/17/2024[6]		535	526
Weatherford International, Ltd. 6.50% 9/15/2028[6]		38	39
Weatherford International, Ltd. 8.625% 4/30/2030[6]		93	97

232	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	USD	5,788	$5,525
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,440
WESCO Distribution, Inc. 7.125% 6/15/2025[6]		180	181
WESCO Distribution, Inc. 7.25% 6/15/2028[6]		200	206
Western Midstream Operating, LP 3.10% 2/1/2025[1]		85	83
Western Midstream Operating, LP 5.25% 2/1/2050[1]		80	72
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		992	991
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		278	277
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[5,6]		60	60
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]		1,250	1,205
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[3,6,7]		37	8
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[3,6,7]		31	11
WMG Acquisition Corp. 3.75% 12/1/2029[6]		110	100
WMG Acquisition Corp. 3.875% 7/15/2030[6]		135	122
WMG Acquisition Corp. 3.00% 2/15/2031[6]		80	69
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,2,12]		105	107
Wynn Las Vegas, LLC 5.50% 3/1/2025[6]		110	109
Wynn Resorts Finance, LLC 7.125% 2/15/2031[6]		43	45
Yahoo Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.97% 9/1/2027[8,9]		95	93
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		200	167
Ziggo BV 4.875% 1/15/2030[6]		300	268
			629,873

Total bonds, notes & other debt instruments (cost: $1,470,776,000)			1,423,420

Convertible bonds & notes 0.08%
U.S. dollars 0.08%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024		1,200	1,173

Total convertible bonds & notes (cost: $1,171,000)			1,173

Preferred securities 0.00%	Shares
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,12,14]		48	74

Total preferred securities (cost: $50,000)			74

Common stocks 0.05%
U.S. dollars 0.05%
Diebold Nixdorf, Inc.[6,14]		8,912	258
Constellation Oil Services Holding SA, Class B-1[12,14]		1,214,969	170
Venator Materials PLC[12,14]		31,972,955	164
Altera Infrastructure, LP12,14		1,441	133
Party City Holdco, Inc.[12,14]		80	2
Party City Holdco, Inc.[6,12,14]		1	—	[11]
Bighorn Permian Resources, LLC[12]		531	—	[11]

Total common stocks (cost: $1,438,000)			727

Investment funds 3.42%
Capital Group Central Corporate Bond Fund[15]		6,213,739	52,692

Total investment funds (cost: $49,062,000)			52,692

American Funds Insurance Series	233

Capital World Bond Fund (continued)

Short-term securities 13.02%		Shares		Value (000)
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[15,16]			1,773,180	$177,300

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.51%
Japan Treasury 2/20/2024	(0.103)%	JPY	3,277,100	23,247

Total short-term securities (cost: $201,752,000)				200,547
Total investment securities 108.98% (cost: $1,724,249,000)				1,678,633
Other assets less liabilities (8.98)%				(138,292)

Net assets 100.00%				$1,540,341

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	30	3/15/2024	USD2,385	$73
3 Year Australian Government Bond Futures	Short	1	3/18/2024	(73)	(1)
2 Year Euro-Schatz Futures	Long	26	3/11/2024	3,058	13
2 Year U.S. Treasury Note Futures	Long	1,259	4/3/2024	259,246	2,109
5 Year Euro-Bobl Futures	Short	61	3/11/2024	(8,032)	(20)
5 Year U.S. Treasury Note Futures	Long	1,305	4/3/2024	141,949	3,201
10 Year Italy Government Bond Futures	Long	88	3/11/2024	11,575	365
10 Year French Government Bond Futures	Long	58	3/11/2024	8,420	294
10 Year Euro-Bund Futures	Short	89	3/11/2024	(13,482)	(339)
10 Year Japanese Government Bond Futures	Short	30	3/20/2024	(31,215)	(107)
10 Year UK Gilt Futures	Long	189	3/28/2024	24,729	1,251
10 Year Ultra U.S. Treasury Note Futures	Short	193	3/28/2024	(22,777)	(1,021)
10 Year U.S. Treasury Note Futures	Short	301	3/28/2024	(33,980)	(786)
20 Year U.S. Treasury Bond Futures	Long	39	3/28/2024	4,873	370
30 Year Euro-Buxl Futures	Long	26	3/11/2024	4,068	324
30 Year Ultra U.S. Treasury Bond Futures	Long	31	3/28/2024	4,141	176
					$5,902

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
CHF	2,790	USD	3,200	Standard Chartered Bank	1/8/2024	$121
SGD	1,400	USD	1,050	BNP Paribas	1/8/2024	11
CZK	18,000	USD	803	BNP Paribas	1/8/2024	1
PLN	18,110	EUR	4,175	Bank of New York Mellon	1/8/2024	(9)
CZK	47,290	EUR	1,923	Citibank	1/8/2024	(10)
USD	735	NOK	7,930	Citibank	1/8/2024	(45)
USD	6,366	GBP	5,040	UBS AG	1/8/2024	(59)
USD	20,322	MXN	353,363	Goldman Sachs	1/8/2024	(453)

234	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
CNH	194,180	USD	27,128	BNP Paribas	1/9/2024	$146
CNH	19,260	USD	2,682	Citibank	1/9/2024	24
PLN	11,105	USD	2,808	JPMorgan Chase	1/9/2024	14
HUF	981,675	USD	2,817	JPMorgan Chase	1/9/2024	8
ZAR	54,000	USD	2,941	Morgan Stanley	1/9/2024	8
EUR	7,361	PLN	31,970	HSBC Bank	1/9/2024	6
DKK	46,980	EUR	6,303	Citibank	1/9/2024	(1)
USD	2,583	ZAR	48,870	UBS AG	1/9/2024	(86)
USD	14,529	DKK	100,190	BNP Paribas	1/9/2024	(317)
EUR	380	USD	410	Morgan Stanley	1/11/2024	9
USD	994	GBP	790	Goldman Sachs	1/11/2024	(13)
JPY	2,411,633	USD	16,447	HSBC Bank	1/12/2024	696
COP	13,562,304	USD	3,379	Morgan Stanley	1/12/2024	110
USD	9,836	KRW	12,642,244	Citibank	1/12/2024	77
BRL	24,165	USD	4,914	Citibank	1/12/2024	55
JPY	399,890	USD	2,810	Citibank	1/12/2024	33
COP	2,800,000	USD	689	Standard Chartered Bank	1/12/2024	31
USD	304	CLP	264,710	Morgan Stanley	1/12/2024	4
USD	10,273	IDR	158,602,850	Citibank	1/12/2024	(30)
USD	4,434	KRW	5,846,230	Citibank	1/12/2024	(79)
USD	8,795	BRL	43,165	Standard Chartered Bank	1/12/2024	(82)
USD	3,347	COP	13,562,304	Morgan Stanley	1/12/2024	(142)
ILS	4,200	USD	1,131	Citibank	1/18/2024	29
AUD	1,830	USD	1,250	Citibank	1/18/2024	(2)
HUF	1,284,310	EUR	3,343	Goldman Sachs	1/18/2024	(2)
USD	3,464	AUD	5,150	Goldman Sachs	1/18/2024	(49)
USD	2,293	HUF	818,090	BNP Paribas	1/18/2024	(58)
USD	7,302	AUD	11,120	BNP Paribas	1/18/2024	(280)
THB	360,570	USD	10,106	Citibank	1/19/2024	398
EUR	8,610	USD	9,267	Goldman Sachs	1/19/2024	247
JPY	600,980	USD	4,131	Citibank	1/19/2024	146
JPY	849,560	USD	5,912	HSBC Bank	1/19/2024	134
MYR	2,580	USD	554	HSBC Bank	1/19/2024	10
THB	37,000	USD	1,084	Citibank	1/19/2024	(6)
USD	936	NZD	1,530	UBS AG	1/19/2024	(32)
USD	4,020	NZD	6,561	Standard Chartered Bank	1/19/2024	(128)
EUR	15,550	USD	17,013	Bank of America	1/22/2024	171
CAD	11,563	USD	8,616	BNP Paribas	1/22/2024	113
EUR	7,700	USD	8,457	Standard Chartered Bank	1/22/2024	52
SEK	45,500	USD	4,467	Bank of America	1/22/2024	49
MXN	27,010	USD	1,553	JPMorgan Chase	1/22/2024	31
IDR	95,556,480	USD	6,192	UBS AG	1/22/2024	15
PLN	4,740	USD	1,198	Citibank	1/22/2024	6
PLN	20,540	EUR	4,727	UBS AG	1/22/2024	(6)
INR	438,850	USD	5,276	HSBC Bank	1/22/2024	(9)
USD	1,550	ZAR	28,640	UBS AG	1/22/2024	(12)
USD	2,655	BRL	13,000	JPMorgan Chase	1/22/2024	(17)
USD	3,352	MXN	58,010	Standard Chartered Bank	1/22/2024	(49)
EUR	5,100	CAD	7,531	HSBC Bank	1/22/2024	(50)
USD	6,363	BRL	31,307	Citibank	1/22/2024	(72)
THB	262,300	USD	7,508	UBS AG	1/23/2024	135
DKK	27,100	USD	3,979	Citibank	1/23/2024	39
USD	2,816	GBP	2,210	Citibank	1/23/2024	(2)
CNH	269,257	USD	37,868	Goldman Sachs	1/23/2024	(13)
USD	5,551	JPY	781,000	HSBC Bank	1/26/2024	(13)
JPY	9,051,388	USD	63,378	Morgan Stanley	2/9/2024	1,246
USD	12,322	JPY	1,828,000	JPMorgan Chase	2/9/2024	(729)

American Funds Insurance Series	235

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
MXN	112,690	USD	6,267	Goldman Sachs	2/14/2024	$316
USD	25,879	JPY	3,277,100	HSBC Bank	2/16/2024	2,457
JPY	3,277,100	USD	25,661	HSBC Bank	2/16/2024	(2,239)
USD	25,676	JPY	3,277,100	HSBC Bank	2/20/2024	2,240
USD	5,303	BRL	26,176	Bank of America	2/20/2024	(58)
USD	4,334	BRL	21,630	Citibank	2/20/2024	(96)
USD	5,344	BRL	26,300	Bank of America	2/29/2024	(37)
USD	2,680	BRL	13,400	Citibank	3/7/2024	(60)
TRY	36,550	USD	1,168	BNP Paribas	3/11/2024	(10)
						$3,833

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
2.628%	Annual	SONIA	Annual	7/28/2024	GBP	21,600	$(390)	$—	$(390)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(192)	—	(192)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	(197)	—	(197)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026	MXN	58,800	(244)	—	(244)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	14,000	(51)	—	(51)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	13,900	(52)	—	(52)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	14,200	(53)	—	(53)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	43,000	(157)	—	(157)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN	14,100	(52)	—	(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN	27,800	(104)	—	(104)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	62,600	(223)	—	(223)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	172,500	(615)	—	(615)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	28,900	(67)	—	(67)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	43,375	(99)	—	(99)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN	89,445	(216)	—	(216)
9.40%	28-day	28-day MXN-TIIE	28-day	2/16/2028	MXN	259,800	368	—	368
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	15,850	1,263	—	1,263
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	7,810	614	—	614
4.1239%	Annual	SONIA	Annual	12/5/2028	GBP	13,165	551	—	551
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	11,280	131	—	131
SOFR	Annual	3.4705%	Annual	2/10/2030	USD	16,910	31	—	31
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	4,240	(460)	—	(460)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP	8,600	(949)	—	(949)
							$(1,163)	$—	$(1,163)

236	American Funds Insurance Series

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
11.18%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	$278	$—	$278

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD42,427		$824		$585	$239
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	19,325		1,128		915	213
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR32,310		696		630	66
						$2,648		$2,130	$518

Investments in affiliates15

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 3.42%
Capital Group Central Corporate Bond Fund	$48,676	$1,983	$—	$—	$2,033	$52,692	$1,983
Short-term securities 11.51%
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[16]	167	876,837	699,695	6	(15)	177,300	7,090
Total 14.93%				$6	$2,018	$229,992	$9,073

Restricted securities2

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	$5,937	$5,563	.36%
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	5,585	5,511	.36
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,404	3,229	.21
Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	1,957	2,030	.13
NBM US Holdings, Inc. 7.00% 5/14/2026	5/17/2023-5/19/2023	1,476	1,543	.10
Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023	309	317	.02
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,12]	6/23/2023	101	107	.01

American Funds Insurance Series	237

Capital World Bond Fund (continued)

Restricted securities2 (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,9]	9/13/2023	$95	$95	.00%[19]
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,9]	9/13/2023-12/13/2023	3	3	.00	[19]
Total		$18,867	$18,398		1.19%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $18,398,000, which represented 1.19% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,560,000, which represented 7.11% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,802,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Amount less than one thousand.
[12]	Value determined using significant unobservable inputs.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,774,000, which represented .83% of the net assets of the fund.
[14]	Security did not produce income during the last 12 months.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Rate represents the seven-day yield at 12/31/2023.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[19]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association

AUD = Australian dollars

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RON = Romanian leu

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

238	American Funds Insurance Series

American High-Income Trust

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 88.89%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.47%
Energy 15.14%
Aethon United BR, LP 8.25% 2/15/2026[1]	USD	435	$438
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	549
Antero Resources Corp. 7.625% 2/1/2029[1]		244	251
Antero Resources Corp. 5.375% 3/1/2030[1]		130	125
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	2,056
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	214
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	273
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,385	1,290
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,210	1,148
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	503
Borr IHC, Ltd. 10.00% 11/15/2028[1]		1,970	2,059
Borr IHC, Ltd. 10.375% 11/15/2030[1]		545	564
California Resources Corp. 7.125% 2/1/2026[1]		390	396
Callon Petroleum Co. 7.50% 6/15/2030[1]		1,665	1,681
Cheniere Energy Partners, LP 4.50% 10/1/2029		58	56
Cheniere Energy, Inc. 4.625% 10/15/2028		1,041	1,017
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		790	784
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		2,055	2,016
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		755	763
Chord Energy Corp. 6.375% 6/1/2026[1]		190	190
CITGO Petroleum Corp. 6.375% 6/15/2026[1]		375	374
CITGO Petroleum Corp. 8.375% 1/15/2029[1]		1,410	1,451
Civitas Resources, Inc. 5.00% 10/15/2026[1]		905	879
Civitas Resources, Inc. 8.375% 7/1/2028[1]		530	554
Civitas Resources, Inc. 8.625% 11/1/2030[1]		730	775
Civitas Resources, Inc. 8.75% 7/1/2031[1]		2,987	3,184
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	252
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,180
CNX Resources Corp. 6.00% 1/15/2029[1]		1,804	1,732
CNX Resources Corp. 7.375% 1/15/2031[1]		911	918
Comstock Resources, Inc. 6.75% 3/1/2029[1]		805	737
Comstock Resources, Inc. 5.875% 1/15/2030[1]		1,130	982
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[2]		3,201	2,328
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	364
Crescent Energy Finance, LLC 7.25% 5/1/2026[1]		500	504
Crescent Energy Finance, LLC 9.25% 2/15/2028[1]		1,498	1,555
Devon Energy Corp. 5.875% 6/15/2028		202	204
Devon Energy Corp. 4.50% 1/15/2030		493	474
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,408	1,297
DT Midstream, Inc. 4.375% 6/15/2031[1]		307	277
Encino Acquisition Partners Holdings, LLC 8.50% 5/1/2028[1]		250	247
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		1,025	868
Energy Transfer, LP 6.00% 2/1/2029[1]		55	56
Energy Transfer, LP 8.00% 4/1/2029[1]		1,295	1,348
EQM Midstream Partners, LP 4.125% 12/1/2026		87	84
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		270	278
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		1,910	1,946
EQM Midstream Partners, LP 5.50% 7/15/2028		881	873
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	790
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		338	364
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,690	1,575
EQM Midstream Partners, LP 6.50% 7/15/2048		1,115	1,144
EQT Corp. 5.00% 1/15/2029		170	169
EQT Corp. 3.625% 5/15/2031[1]		290	259
Genesis Energy, LP 6.25% 5/15/2026		320	320
Genesis Energy, LP 8.00% 1/15/2027		3,115	3,169
Genesis Energy, LP 7.75% 2/1/2028		87	87
Genesis Energy, LP 8.25% 1/15/2029		1,480	1,524
Genesis Energy, LP 8.875% 4/15/2030		1,110	1,149
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,512
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,717	1,709

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Hess Midstream Operations, LP 5.125% 6/15/2028[1]	USD	156	$151
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,430	1,317
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		400	388
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	145
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	952
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	895
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		938	908
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		935	901
Hilcorp Energy I, LP 8.375% 11/1/2033[1]		2,238	2,374
Jonah Energy, LLC 12.00% 11/5/2025[3]		852	852
Matador Resources Co. 6.875% 4/15/2028[1]		425	431
Mesquite Energy, Inc. 7.25% 2/15/2023[1,4]		739	59
Murphy Oil Corp. 6.375% 7/15/2028		243	244
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		820	715
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,615	1,584
Nabors Industries, Inc. 9.125% 1/31/2030[1]		1,275	1,281
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		350	337
Neptune Energy Bondco PLC 6.625% 5/15/2025[1]		1,250	1,240
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,720	1,708
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		5,155	4,956
New Fortress Energy, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.39% 10/30/2028[5,6]		270	267
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,280	8,369
NGL Energy Partners, LP 6.125% 3/1/2025		1,964	1,962
NGL Energy Partners, LP 7.50% 4/15/2026		875	871
Noble Finance II, LLC 8.00% 4/15/2030[1]		485	505
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,985	2,012
Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]		1,215	1,267
NuStar Logistics, LP 6.00% 6/1/2026		286	286
Occidental Petroleum Corp. 6.625% 9/1/2030		390	415
Occidental Petroleum Corp. 6.125% 1/1/2031		465	483
Occidental Petroleum Corp. 6.45% 9/15/2036		245	260
Occidental Petroleum Corp. 6.20% 3/15/2040		290	300
Occidental Petroleum Corp. 6.60% 3/15/2046		305	331
Parkland Corp. 4.625% 5/1/2030[1]		440	405
PDC Energy, Inc. 5.75% 5/15/2026		600	599
Permian Resources Operating, LLC 6.875% 4/1/2027[1]		455	455
Permian Resources Operating, LLC 8.00% 4/15/2027[1]		58	60
Permian Resources Operating, LLC 9.875% 7/15/2031[1]		1,030	1,146
Permian Resources Operating, LLC 7.00% 1/15/2032[1]		395	408
Petroleos Mexicanos 4.875% 1/18/2024		223	223
Petroleos Mexicanos 6.875% 10/16/2025		350	345
Petroleos Mexicanos 8.75% 6/2/2029		732	712
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	314
Range Resources Corp. 4.875% 5/15/2025		362	358
Range Resources Corp. 8.25% 1/15/2029		825	855
Range Resources Corp. 4.75% 2/15/2030[1]		970	898
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		375	359
Seadrill Finance, Ltd. 8.375% 8/1/2030[1]		930	971
Sitio Royalties Operating Partnership, LP 7.875% 11/1/2028[1]		350	363
Southwestern Energy Co. 5.375% 3/15/2030		1,690	1,652
Southwestern Energy Co. 4.75% 2/1/2032		570	528
Suburban Propane Partners, LP 5.00% 6/1/2031[1]		335	304
Sunoco, LP 6.00% 4/15/2027		547	549
Sunoco, LP 5.875% 3/15/2028		290	290
Sunoco, LP 7.00% 9/15/2028[1]		1,645	1,698
Sunoco, LP 4.50% 5/15/2029		1,970	1,832
Sunoco, LP 4.50% 4/30/2030		1,955	1,812
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	85
Targa Resources Partners, LP 6.50% 7/15/2027		133	135
Targa Resources Partners, LP 6.875% 1/15/2029		915	946

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Targa Resources Partners, LP 5.50% 3/1/2030	USD	327	$327
Targa Resources Partners, LP 4.875% 2/1/2031		695	676
Transocean Aquila, Ltd. 8.00% 9/30/2028[1]		575	584
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		527	525
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]		1,032	1,071
Transocean, Inc. 11.50% 1/30/2027[1]		245	256
Transocean, Inc. 8.75% 2/15/2030[1]		503	525
Transocean, Inc. 6.80% 3/15/2038		540	434
USA Compression Partners, LP 6.875% 4/1/2026		646	644
USA Compression Partners, LP 6.875% 9/1/2027		247	244
Valaris, Ltd. 8.375% 4/30/2030[1]		450	461
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]		195	194
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,250	1,985
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		1,690	1,434
Venture Global LNG, Inc. 8.125% 6/1/2028[1]		710	718
Venture Global LNG, Inc. 9.50% 2/1/2029[1]		405	429
Venture Global LNG, Inc. 8.375% 6/1/2031[1]		1,000	1,001
Vital Energy, Inc. 10.125% 1/15/2028		250	257
Vital Energy, Inc. 9.75% 10/15/2030		555	576
W&T Offshore, Inc. 11.75% 2/1/2026[1]		355	365
Weatherford International, Ltd. 6.50% 9/15/2028[1]		1,486	1,539
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,721	3,888
Western Midstream Operating, LP 3.10% 2/1/2025[7]		450	438
Western Midstream Operating, LP 3.95% 6/1/2025		65	63
Western Midstream Operating, LP 4.50% 3/1/2028		239	231
Western Midstream Operating, LP 5.25% 2/1/2050[7]		545	489
			132,287

Consumer discretionary 11.71%
Acushnet Co. 7.375% 10/15/2028[1]		470	491
Advance Auto Parts, Inc. 1.75% 10/1/2027		199	171
Advance Auto Parts, Inc. 5.95% 3/9/2028		345	344
Advance Auto Parts, Inc. 3.90% 4/15/2030		1,076	966
Advance Auto Parts, Inc. 3.50% 3/15/2032		593	491
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		8	8
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		731	717
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		1,190	1,083
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		1,310	1,069
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]		904	924
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,432
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,310	1,192
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	256
Bath & Body Works, Inc. 6.875% 11/1/2035		1,306	1,324
Bath & Body Works, Inc. 6.75% 7/1/2036		875	882
Boyd Gaming Corp. 4.75% 12/1/2027		441	425
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	317
Boyne USA, Inc. 4.75% 5/15/2029[1]		650	612
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,089
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		499	451
Caesars Entertainment, Inc. 7.00% 2/15/2030[1]		1,065	1,093
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	345
Carnival Corp. 5.75% 3/1/2027[1]		1,445	1,411
Carnival Corp. 4.00% 8/1/2028[1]		3,425	3,187
Carnival Corp. 6.00% 5/1/2029[1]		4,636	4,464
Carnival Corp. 7.00% 8/15/2029[1]		635	663
Carnival Corp. 10.50% 6/1/2030[1]		1,564	1,712
Carvana Co. 12.00% PIK 12/1/2028[1,2]		125	106
Clarios Global, LP 6.25% 5/15/2026[1]		140	140
Clarios Global, LP 8.50% 5/15/2027[1]		315	317
Dana, Inc. 4.50% 2/15/2032		120	105

American Funds Insurance Series	241

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Everi Holdings, Inc. 5.00% 7/15/2029[1]	USD	95	$86
Fertitta Entertainment, LLC 4.625% 1/15/2029[1]		1,405	1,276
Fertitta Entertainment, LLC 6.75% 1/15/2030[1]		3,870	3,402
First Student Bidco, Inc. 4.00% 7/31/2029[1]		1,365	1,185
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.61% 7/21/2028[5,6]		218	217
Ford Motor Co. 3.25% 2/12/2032		210	175
Ford Motor Co. 6.10% 8/19/2032		600	605
Ford Motor Credit Co., LLC 2.30% 2/10/2025		280	269
Ford Motor Credit Co., LLC 3.375% 11/13/2025		665	637
Ford Motor Credit Co., LLC 6.95% 6/10/2026		1,319	1,354
Ford Motor Credit Co., LLC 4.542% 8/1/2026		660	639
Ford Motor Credit Co., LLC 2.70% 8/10/2026		390	361
Ford Motor Credit Co., LLC 4.271% 1/9/2027		900	864
Ford Motor Credit Co., LLC 4.125% 8/17/2027		200	190
Ford Motor Credit Co., LLC 3.815% 11/2/2027		880	822
Ford Motor Credit Co., LLC 2.90% 2/16/2028		300	270
Ford Motor Credit Co., LLC 6.80% 5/12/2028		330	345
Ford Motor Credit Co., LLC 5.113% 5/3/2029		300	292
Ford Motor Credit Co., LLC 7.20% 6/10/2030		700	746
Ford Motor Credit Co., LLC 4.00% 11/13/2030		770	691
Ford Motor Credit Co., LLC 7.122% 11/7/2033		815	879
Gap, Inc. 3.625% 10/1/2029[1]		170	146
Gap, Inc. 3.875% 10/1/2031[1]		108	89
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		380	353
Hanesbrands, Inc. 4.875% 5/15/2026[1]		714	689
Hanesbrands, Inc. 9.00% 2/15/2031[1]		1,375	1,349
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[5,6]		990	990
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		408	396
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]		1,045	958
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[1]		591	546
Hyundai Capital America 1.65% 9/17/2026[1]		70	64
International Game Technology PLC 6.50% 2/15/2025[1]		201	201
International Game Technology PLC 4.125% 4/15/2026[1]		465	452
International Game Technology PLC 5.25% 1/15/2029[1]		2,620	2,567
KB Home 6.875% 6/15/2027		330	343
KB Home 7.25% 7/15/2030		330	342
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	335
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		4,735	4,404
LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]		1,835	1,917
Levi Strauss & Co. 3.50% 3/1/2031[1]		830	720
LGI Homes, Inc. 8.75% 12/15/2028[1]		445	474
Light and Wonder International, Inc. 7.00% 5/15/2028[1]		735	743
Light and Wonder International, Inc. 7.25% 11/15/2029[1]		960	984
Light and Wonder International, Inc. 7.50% 9/1/2031[1]		445	464
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	204
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,090	986
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	755
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	534
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		1,370	1,209
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]		595	552
Merlin Entertainments PLC 5.75% 6/15/2026[1]		492	487
MGM Resorts International 5.50% 4/15/2027		200	199
Motel 6 Operating, LP, Term Loan B, (3-month USD CME Term SOFR + 5.00%) 10.465% 9/9/2026[5,6]		227	227
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	292
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	396
NCL Corp., Ltd. 5.875% 2/15/2027[1]		830	823
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	363
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[1]		1,650	1,587

242	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ontario Gaming GTA, LP, Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.598% 8/1/2030[5,6]	USD	425	$427
Party City Holdings, Inc. 0% 10/12/2028[3]		500	—	[8]
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[1,2]		2,206	2,156
PENN Entertainment, Inc. 5.625% 1/15/2027[1]		660	640
PENN Entertainment, Inc. 4.125% 7/1/2029[1]		15	13
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		200	160
QVC, Inc. 4.85% 4/1/2024		1,935	1,917
QVC, Inc. 4.45% 2/15/2025		580	545
Raising Canes Restaurants, LLC 9.375% 5/1/2029[1]		335	358
Resorts World Las Vegas, LLC 4.625% 4/16/2029[9]		300	262
RHP Hotel Properties, LP 7.25% 7/15/2028[1]		492	512
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,090	1,053
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	708
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,352
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,700	1,569
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		795	785
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,887
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,087
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]		553	578
Sally Holdings, LLC 5.625% 12/1/2025		935	936
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		805	762
Scientific Games Holdings, LP, Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.914% 4/4/2029[5,6]		499	499
Service Corp. International 4.00% 5/15/2031		170	152
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,735	1,581
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,525	2,253
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		95	86
Travel + Leisure Co. 4.50% 12/1/2029[1]		490	439
Universal Entertainment Corp. 8.75% 12/11/2024[1]		3,510	3,778
Vail Resorts, Inc. 6.25% 5/15/2025[1]		367	366
Valvoline, Inc. 4.25% 2/15/2030[1]		353	351
Valvoline, Inc. 3.625% 6/15/2031[1]		600	513
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,199
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]		910	852
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	455
Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]		247	258
ZF North America Capital, Inc. 4.75% 4/29/2025[1]		300	297
ZF North America Capital, Inc. 7.125% 4/14/2030[1]		250	267
			102,285

Communication services 11.47%
Altice France Holding SA 10.50% 5/15/2027[1]		880	571
Altice France SA 5.125% 7/15/2029[1]		1,677	1,307
CCO Holdings, LLC 5.50% 5/1/2026[1]		102	101
CCO Holdings, LLC 5.00% 2/1/2028[1]		786	753
CCO Holdings, LLC 5.375% 6/1/2029[1]		360	340
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	296
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,521	3,222
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,735
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,093	2,707
CCO Holdings, LLC 4.75% 2/1/2032[1]		2,504	2,211
CCO Holdings, LLC 4.50% 5/1/2032		878	753
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,543	1,308
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,321	1,889
Charter Communications Operating, LLC 5.25% 4/1/2053		400	336
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028[1]		570	492
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029[1]		315	262
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		690	661
Connect Finco SARL 6.75% 10/1/2026[1]		1,100	1,094

American Funds Insurance Series	243

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Consolidated Communications, Inc. 5.00% 10/1/2028[1]	USD	225	$185
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	530
Diamond Sports Group, LLC 5.375% 8/15/2026[1,4]		503	26
Diamond Sports Group, LLC 6.625% 8/15/2027[1,4]		1,056	55
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,021	2,841
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[5,6]		1,487	1,493
DISH DBS Corp. 5.875% 11/15/2024		7,815	7,335
DISH DBS Corp. 7.75% 7/1/2026		1,365	952
DISH Network Corp. 11.75% 11/15/2027[1]		5,840	6,101
Embarq Corp. 7.995% 6/1/2036		3,624	2,269
Frontier Communications Holdings, LLC 5.875% 10/15/2027[1]		985	952
Frontier Communications Holdings, LLC 5.00% 5/1/2028[1]		2,960	2,738
Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]		3,070	2,748
Frontier Communications Holdings, LLC 5.875% 11/1/2029		725	614
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	641
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		710	731
Frontier Communications Holdings, LLC 8.625% 3/15/2031[1]		185	189
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		2,240	1,693
Gray Television, Inc. 5.875% 7/15/2026[1]		1,988	1,936
Gray Television, Inc. 7.00% 5/15/2027[1]		1,873	1,782
Gray Television, Inc. 4.75% 10/15/2030[1]		717	541
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		640	509
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	193
Intelsat Jackson Holdings SA 6.50% 3/15/2030[1]		645	616
Lamar Media Corp. 3.75% 2/15/2028		61	57
Lamar Media Corp. 4.875% 1/15/2029		300	291
Lamar Media Corp. 4.00% 2/15/2030		260	239
Lamar Media Corp. 3.625% 1/15/2031		160	142
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		550	234
Ligado Networks, LLC 15.50% PIK 11/11/2023[1,2,4]		2,558	489
Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[2,3,4,5]		281	267
Likewize Corp. 9.75% 10/15/2025[1]		140	142
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		2,880	2,652
News Corp. 3.875% 5/15/2029[1]		1,495	1,376
Nexstar Media, Inc. 5.625% 7/15/2027[1]		324	314
Nexstar Media, Inc. 4.75% 11/1/2028[1]		3,355	3,094
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		680	602
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		2,080	1,956
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,885	2,670
Sirius XM Radio, Inc. 5.50% 7/1/2029[1]		95	92
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		1,322	1,180
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		3,433	2,941
Sprint Capital Corp. 6.875% 11/15/2028		316	343
Sprint Capital Corp. 8.75% 3/15/2032		716	885
Sprint, LLC 7.625% 3/1/2026		480	502
TEGNA, Inc. 5.00% 9/15/2029		366	336
T-Mobile USA, Inc. 3.375% 4/15/2029		860	800
Univision Communications, Inc. 5.125% 2/15/2025[1]		740	738
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,335	3,328
Univision Communications, Inc. 8.00% 8/15/2028[1]		2,235	2,307
Univision Communications, Inc. 4.50% 5/1/2029[1]		5,262	4,701
Univision Communications, Inc. 7.375% 6/30/2030[1]		2,235	2,231
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 9.598% 6/24/2029[5,6]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	379
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		590	526
VMED O2 UK Financing I PLC 4.25% 1/31/2031[1]		2,375	2,077
VZ Secured Financing BV 5.00% 1/15/2032[1]		600	513
WMG Acquisition Corp. 3.75% 12/1/2029[1]		1,450	1,322

244	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WMG Acquisition Corp. 3.875% 7/15/2030[1]	USD	580	$525
WMG Acquisition Corp. 3.00% 2/15/2031[1]		225	193
Ziggo BV 4.875% 1/15/2030[1]		1,150	1,027
			100,248

Materials 8.89%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	498
ArcelorMittal SA 6.80% 11/29/2032		315	341
ArcelorMittal SA 7.00% 10/15/2039		488	529
ArcelorMittal SA 6.75% 3/1/2041		755	801
ARD Finance SA 6.50% Cash 6/30/2027[1,2]		422	198
Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029[1]		1,290	1,094
Ardagh Packaging Finance PLC 5.25% 8/15/2027[1]		700	545
Arsenal AIC Parent, LLC 8.00% 10/1/2030[1]		355	371
Arsenal AIC Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/18/2030[5,6]		354	356
ATI, Inc. 4.875% 10/1/2029		690	644
ATI, Inc. 7.25% 8/15/2030		375	391
ATI, Inc. 5.125% 10/1/2031		1,110	1,031
Avient Corp. 7.125% 8/1/2030[1]		335	349
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[1]		240	252
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	447
Ball Corp. 6.875% 3/15/2028		465	483
Ball Corp. 6.00% 6/15/2029		350	358
Ball Corp. 2.875% 8/15/2030		160	137
Ball Corp. 3.125% 9/15/2031		1,320	1,140
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		1,300	1,116
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		372	374
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	298
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		2,563	2,557
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,906	1,771
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[1]		550	558
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,240	2,028
Consolidated Energy Finance SA 5.625% 10/15/2028[1]		355	301
CSN Resources SA 8.875% 12/5/2030[1]		400	417
CVR Partners, LP 6.125% 6/15/2028[1]		1,480	1,382
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	378
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,283	3,133
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		3,061	2,744
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		6,525	5,554
First Quantum Minerals, Ltd. 8.625% 6/1/2031[1]		400	340
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	411
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	401
FXI Holdings, Inc. 12.25% 11/15/2026[1]		9,072	8,097
FXI Holdings, Inc. 12.25% 11/15/2026[1]		5,873	5,271
INEOS Finance PLC 6.75% 5/15/2028[1]		500	492
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	591
LABL, Inc. 10.50% 7/15/2027[1]		655	629
LABL, Inc. 5.875% 11/1/2028[1]		730	663
LABL, Inc. 9.50% 11/1/2028[1]		162	164
LABL, Inc. 8.25% 11/1/2029[1]		715	604
LSB Industries, Inc. 6.25% 10/15/2028[1]		2,145	2,037
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[1]		382	389
Mauser Packaging Solutions Holding Co. 9.25% 4/15/2027[1]		625	614
Methanex Corp. 5.125% 10/15/2027		2,710	2,650
Methanex Corp. 5.25% 12/15/2029		462	445
Methanex Corp. 5.65% 12/1/2044		465	407
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		138	140
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,674	1,719
Mineral Resources, Ltd. 9.25% 10/1/2028[1]		1,960	2,087

American Funds Insurance Series	245

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Mineral Resources, Ltd. 8.50% 5/1/2030[1]	USD	630	$658
NOVA Chemicals Corp. 4.875% 6/1/2024[1]		760	754
NOVA Chemicals Corp. 5.25% 6/1/2027[1]		1,431	1,343
NOVA Chemicals Corp. 8.50% 11/15/2028[1]		630	661
NOVA Chemicals Corp. 4.25% 5/15/2029[1]		1,555	1,311
Novelis Corp. 3.25% 11/15/2026[1]		690	650
Novelis Corp. 4.75% 1/30/2030[1]		478	450
Novelis Corp. 3.875% 8/15/2031[1]		987	871
Olin Corp. 5.625% 8/1/2029		200	197
Olin Corp. 5.00% 2/1/2030		180	172
Olympus Water US Holding Corp. 9.75% 11/15/2028[1]		1,225	1,302
Owens-Brockway Glass Container, Inc. 6.375% 8/15/2025[1]		265	267
Rain Carbon, Inc. 12.25% 9/1/2029[1]		128	125
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		660	618
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,085	1,014
Scotts Miracle-Gro Co. 4.50% 10/15/2029		184	164
Scotts Miracle-Gro Co. 4.375% 2/1/2032		415	351
Smyrna Ready Mix Concrete, LLC 8.875% 11/15/2031[1]		275	289
Summit Materials, LLC 6.50% 3/15/2027[1]		360	360
Summit Materials, LLC 5.25% 1/15/2029[1]		755	731
Summit Materials, LLC 7.25% 1/15/2031[1]		385	406
Trident TPI Holdings, Inc. 12.75% 12/31/2028[1]		470	503
Trivium Packaging Finance BV 5.50% 8/15/2026[1]		330	324
Trivium Packaging Finance BV 8.50% 8/15/2027[1]		1,113	1,093
Tronox, Inc. 4.625% 3/15/2029[1]		1,090	966
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[2,5,6]		793	792
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		623	621
			77,720

Health care 8.63%
AdaptHealth, LLC 6.125% 8/1/2028[1]		535	462
AdaptHealth, LLC 4.625% 8/1/2029[1]		985	761
AdaptHealth, LLC 5.125% 3/1/2030[1]		1,105	863
AthenaHealth Group, Inc. 6.50% 2/15/2030[1]		640	581
Avantor Funding, Inc. 4.625% 7/15/2028[1]		1,930	1,867
Bausch + Lomb Corp., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.71% 5/10/2027[5,6]		454	450
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		809	741
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		501	276
Bausch Health Companies, Inc. 5.50% 11/1/2025[1]		4,520	4,139
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,256	1,175
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	166
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		1,095	707
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		982	446
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,046
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	156
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,732	800
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,682	1,608
Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.706% 2/1/2027[5,6]		360	295
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	280
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		340	298
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,248	1,087
Catalent Pharma Solutions, Inc., Term Loan B4, (1-month USD CME Term SOFR + 3.50%) 8.36% 2/22/2028[5,6]		332	332
Centene Corp. 4.25% 12/15/2027		344	332
Centene Corp. 2.45% 7/15/2028		595	530
Centene Corp. 4.625% 12/15/2029		1,785	1,714
Centene Corp. 3.375% 2/15/2030		217	195

246	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 3.00% 10/15/2030	USD	295	$256
Centene Corp. 2.50% 3/1/2031		1,125	939
Centene Corp. 2.625% 8/1/2031		825	685
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		186	177
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	623
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,140	1,061
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,620	1,357
CHS / Community Health Systems, Inc. 4.75% 2/15/2031[1]		1,020	803
CHS / Community Health Systems, Inc. 10.875% 1/15/2032[1]		185	194
Endo DAC 6.875% 10/15/2024[1]		520	334
Endo DAC 9.50% 7/31/2027[1,4]		311	22
Endo DAC 6.00% 6/30/2028[1,4]		2,313	165
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[1]		525	336
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 7/1/2030[5,6]		985	985
Grifols SA 4.75% 10/15/2028[1]		630	572
HCA, Inc. 5.625% 9/1/2028		1,300	1,331
HCA, Inc. 3.50% 9/1/2030		180	163
HCA, Inc. 4.625% 3/15/2052		233	198
HCA, Inc. 7.50% 11/15/2095		250	283
Hologic, Inc. 3.25% 2/15/2029[1]		415	377
IQVIA, Inc. 5.00% 10/15/2026[1]		823	816
IQVIA, Inc. 6.50% 5/15/2030[1]		555	570
Jazz Securities DAC 4.375% 1/15/2029[1]		261	243
Mallinckrodt International Finance SA 14.75% 11/14/2028[1]		284	310
Medline Borrower, LP 3.875% 4/1/2029[1]		340	308
Medline Borrower, LP 5.25% 10/1/2029[1]		1,760	1,661
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[5,6]		421	423
Molina Healthcare, Inc. 4.375% 6/15/2028[1]		1,055	999
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		3,034	2,731
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,400	2,100
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	262
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,495	1,320
Owens & Minor, Inc. 6.625% 4/1/2030[1]		1,950	1,864
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		5,505	3,529
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	963
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[5,6]		1,827	1,478
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,711	1,371
Select Medical Corp. 6.25% 8/15/2026[1]		554	557
Star Parent, Inc. 9.00% 10/1/2030[1]		560	591
Surgery Center Holdings, Inc. 10.00% 4/15/2027[1]		244	247
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		244	205
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 10.633% 3/2/2027[5,6]		273	209
Tenet Healthcare Corp. 4.875% 1/1/2026		2,155	2,132
Tenet Healthcare Corp. 6.25% 2/1/2027		500	503
Tenet Healthcare Corp. 5.125% 11/1/2027		265	259
Tenet Healthcare Corp. 4.625% 6/15/2028		435	415
Tenet Healthcare Corp. 6.125% 10/1/2028		885	883
Tenet Healthcare Corp. 4.25% 6/1/2029		1,765	1,645
Tenet Healthcare Corp. 4.375% 1/15/2030		1,045	970
Tenet Healthcare Corp. 6.125% 6/15/2030		25	25
Tenet Healthcare Corp. 6.75% 5/15/2031[1]		1,270	1,300
Tenet Healthcare Corp. 6.875% 11/15/2031		100	103
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		627	625
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		2,169	2,010
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		945	906
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		813	832
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		5,640	5,393

American Funds Insurance Series	247

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	USD	400	$432
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		554	605
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		602	408
			75,371

Financials 7.96%
AG Issuer, LLC 6.25% 3/1/2028[1]		2,431	2,419
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,317	1,386
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		660	635
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,801	1,796
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,590	1,508
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[1]		660	697
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,380	1,262
Aretec Group, Inc. 7.50% 4/1/2029[1]		3,168	2,855
Aretec Group, Inc. 10.00% 8/15/2030[1]		985	1,048
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[5,6]		1,245	1,202
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	341
Block, Inc. 2.75% 6/1/2026		1,760	1,661
Block, Inc. 3.50% 6/1/2031		1,740	1,548
Blue Owl Capital Corp. 3.40% 7/15/2026		290	270
Blue Owl Capital Corp. III 3.125% 4/13/2027		600	531
Blue Owl Credit Income Corp. 4.70% 2/8/2027		800	756
Bread Financial Holdings, Inc. 9.75% 3/15/2029[1]		215	223
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	537
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		835	785
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,895	1,601
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,825	1,413
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]		4,260	4,029
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]		1,230	1,116
Credit Acceptance Corp. 9.25% 12/15/2028[1]		285	304
Enova International, Inc. 11.25% 12/15/2028[1]		285	294
GTCR (AP) Finance, Inc. 8.00% 5/15/2027[1]		607	614
GTCR W Merger Sub, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.00%) 8.334% 9/20/2030[5,6]		475	477
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[1]		2,055	2,173
Hightower Holding, LLC 6.75% 4/15/2029[1]		1,280	1,164
HUB International, Ltd. 7.00% 5/1/2026[1]		1,745	1,754
HUB International, Ltd. 5.625% 12/1/2029[1]		240	229
HUB International, Ltd. 7.25% 6/15/2030[1]		997	1,054
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[5,6]		647	651
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		1,035	950
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	141
LPL Holdings, Inc. 4.375% 5/15/2031[1]		715	648
Macquarie Airfinance Holdings, Ltd. 8.125% 3/30/2029[1]		355	371
MGIC Investment Corp. 5.25% 8/15/2028		525	512
MSCI, Inc. 4.00% 11/15/2029[1]		555	522
MSCI, Inc. 3.875% 2/15/2031[1]		1,260	1,153
MSCI, Inc. 3.625% 11/1/2031[1]		1,066	939
MSCI, Inc. 3.25% 8/15/2033[1]		959	803
Navient Corp. 5.875% 10/25/2024		1,295	1,296
Navient Corp. 6.75% 6/25/2025		550	557
Navient Corp. 6.75% 6/15/2026		640	651
Navient Corp. 5.00% 3/15/2027		2,883	2,786
Navient Corp. 4.875% 3/15/2028		550	512
Navient Corp. 5.50% 3/15/2029		2,280	2,105
Navient Corp. 9.375% 7/25/2030		300	315
Navient Corp. 11.50% 3/15/2031		2,540	2,784
Navient Corp. 5.625% 8/1/2033		1,478	1,215

248	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
NFP Corp. 6.875% 8/15/2028[1]	USD	1,170	$1,190
Onemain Finance Corp. 7.125% 3/15/2026		1,335	1,361
Onemain Finance Corp. 5.375% 11/15/2029		120	112
Onemain Finance Corp. 7.875% 3/15/2030		915	943
Osaic Holdings, Inc. 10.75% 8/1/2027[1]		4,111	4,177
Osaic Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/17/2028[5,6]		355	357
Owl Rock Capital Corp. 3.75% 7/22/2025		600	575
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,753	1,659
PennyMac Financial Services, Inc. 7.875% 12/15/2029[1]		355	366
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	480
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		815	757
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		660	623
USI, Inc. 7.50% 1/15/2032[1]		320	328
			69,521

Industrials 7.56%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		629	625
ADT Security Corp. 4.125% 8/1/2029[1]		200	184
Allison Transmission, Inc. 3.75% 1/30/2031[1]		1,235	1,092
American Airlines, Inc. 8.50% 5/15/2029[1]		415	438
Aramark Services, Inc. 5.00% 4/1/2025[1]		140	139
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		400	395
Atkore, Inc. 4.25% 6/1/2031[1]		820	733
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	849
Avis Budget Car Rental, LLC 5.375% 3/1/2029[1]		1,325	1,227
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	657
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,861
Bombardier, Inc. 7.125% 6/15/2026[1]		2,254	2,245
Bombardier, Inc. 7.875% 4/15/2027[1]		2,297	2,300
Bombardier, Inc. 6.00% 2/15/2028[1]		910	888
Bombardier, Inc. 7.50% 2/1/2029[1]		1,212	1,233
Bombardier, Inc. 8.75% 11/15/2030[1]		690	735
Bombardier, Inc. 7.45% 5/1/2034[1]		115	131
Brand Industrial Services, Inc. 10.375% 8/1/2030[1]		430	455
Brand Industrial Services, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.877% 8/1/2030[5,6]		229	229
Brink’s Co. (The) 4.625% 10/15/2027[1]		719	686
BWX Technologies, Inc. 4.125% 6/30/2028[1]		165	153
BWX Technologies, Inc. 4.125% 4/15/2029[1]		630	576
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	547
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,070	1,010
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		985	925
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	751
Clean Harbors, Inc. 6.375% 2/1/2031[1]		116	118
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,369	3,832
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[5,6]		660	594
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,105	967
Covanta Holding Corp. 5.00% 9/1/2030		1,455	1,242
Covanta Holding Corp., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]		230	231
Covanta Holding Corp., Term Loan C, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]		14	14
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[1]		1,235	1,153
Enviri Corp. 5.75% 7/31/2027[1]		395	369
EquipmentShare.com, Inc. 9.00% 5/15/2028[1]		2,060	2,122
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	198
Hertz Corp. (The) 5.00% 12/1/2029[1]		820	674
Icahn Enterprises, LP 4.75% 9/15/2024		1,195	1,188

American Funds Insurance Series	249

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Icahn Enterprises, LP 6.375% 12/15/2025	USD	461	$453
Icahn Enterprises, LP 6.25% 5/15/2026		662	632
Icahn Enterprises, LP 5.25% 5/15/2027		579	521
Icahn Enterprises, LP 9.75% 1/15/2029[1]		415	424
Icahn Enterprises, LP 4.375% 2/1/2029		675	564
Masonite International Corp. 3.50% 2/15/2030[1]		530	460
Maxim Crane Works Holdings Capital, LLC 11.50% 9/1/2028[1]		450	467
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		2,300	2,308
Moog, Inc. 4.25% 12/9/2027[1]		395	373
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	251
PGT Innovations, Inc. 4.375% 10/1/2029[1]		450	449
Pike Corp. 8.625% 1/31/2031[1]		350	368
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	561
PM General Purchaser, LLC 9.50% 10/1/2028[1]		1,360	1,381
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	441
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]		581	599
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[1]		1,053	1,124
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		110	102
Sabre GLBL, Inc. 8.625% 6/1/2027[1]		50	46
Seagate HDD Cayman 8.25% 12/15/2029[1]		190	205
Seagate HDD Cayman 8.50% 7/15/2031[1]		455	494
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	441
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		440	433
Spirit AeroSystems, Inc. 4.60% 6/15/2028		2,068	1,832
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		981	1,075
Spirit AeroSystems, Inc. 9.75% 11/15/2030[1]		1,930	2,077
Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.633% 1/15/2027[5,6]		613	616
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	456
Stericycle, Inc. 5.375% 7/15/2024[1]		585	584
Stericycle, Inc. 3.875% 1/15/2029[1]		615	559
Titan International, Inc. 7.00% 4/30/2028		750	751
TK Elevator Holdco GmbH 7.625% 7/15/2028[1]		470	462
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,470
TransDigm, Inc. 5.50% 11/15/2027		1,030	1,010
TransDigm, Inc. 6.75% 8/15/2028[1]		575	589
TransDigm, Inc. 6.875% 12/15/2030[1]		355	366
Triumph Group, Inc. 7.75% 8/15/2025		390	389
Triumph Group, Inc. 9.00% 3/15/2028[1]		3,429	3,650
United Rentals (North America), Inc. 6.00% 12/15/2029[1]		115	117
United Rentals (North America), Inc. 3.875% 2/15/2031		720	655
United Rentals (North America), Inc. 3.75% 1/15/2032		505	447
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		580	597
XPO, Inc. 7.125% 6/1/2031[1]		533	552
XPO, Inc. 7.125% 2/1/2032[1]		925	955
			66,072

Information technology 5.84%
Black Knight InfoServ, LLC 3.625% 9/1/2028[1]		410	389
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[5,6]		720	721
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		60	57
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	544
Boxer Parent Co., Inc. 7.125% 10/2/2025[1]		180	181
Boxer Parent Co., Inc. 9.125% 3/1/2026[1]		240	241
Cloud Software Group, Inc. 6.50% 3/31/2029[1]		1,205	1,149
Cloud Software Group, Inc. 9.00% 9/30/2029[1]		4,325	4,114
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[5,6]		1,027	1,008
CommScope Technologies, LLC 6.00% 6/15/2025[1]		2,239	1,827

250	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
CommScope Technologies, LLC 5.00% 3/15/2027[1]	USD	750	$313
CommScope, Inc. 6.00% 3/1/2026[1]		1,518	1,354
CommScope, Inc. 8.25% 3/1/2027[1]		652	345
CommScope, Inc. 7.125% 7/1/2028[1]		309	147
CommScope, Inc. 4.75% 9/1/2029[1]		110	74
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[5,6]		578	518
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%)12.86% 8/11/2028[1,5,6]		10,385	10,709
Entegris Escrow Corp. 4.75% 4/15/2029[1]		370	357
Fair Isaac Corp. 4.00% 6/15/2028[1]		855	810
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61%9/13/2029[5,6,9]		100	99
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713%9/13/2029[5,6,9]		3,656	3,601
Gartner, Inc. 4.50% 7/1/2028[1]		1,253	1,189
Gartner, Inc. 3.625% 6/15/2029[1]		19	17
Gartner, Inc. 3.75% 10/1/2030[1]		776	687
Go Daddy Operating Co., LLC 5.25% 12/1/2027[1]		245	240
Go Daddy Operating Co., LLC 3.50% 3/1/2029[1]		345	313
Hughes Satellite Systems Corp. 5.25% 8/1/2026		770	678
Hughes Satellite Systems Corp. 6.625% 8/1/2026		1,000	789
Imola Merger Corp. 4.75% 5/15/2029[1]		300	285
McAfee Corp. 7.375% 2/15/2030[1]		865	791
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	316
NCR Atleos Corp. 9.50% 4/1/2029[1]		2,120	2,254
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[5,6]		355	355
NCR Voyix Corp. 5.125% 4/15/2029[1]		1,759	1,674
Open Text Corp. 3.875% 2/15/2028[1]		645	600
Open Text Corp. 3.875% 12/1/2029[1]		610	548
Oracle Corp. 5.55% 2/6/2053		390	391
RingCentral, Inc. 8.50% 8/15/2030[1]		215	220
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	396
Synaptics, Inc. 4.00% 6/15/2029[1]		375	337
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[5,6]		1,244	1,219
UKG, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.764% 5/4/2026[5,6]		461	462
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[5,6]		672	676
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[5,6]		590	593
Unisys Corp. 6.875% 11/1/2027[1]		975	879
Viasat, Inc. 5.625% 9/15/2025[1]		745	727
Viasat, Inc. 5.625% 4/15/2027[1]		50	48
Viasat, Inc. 6.50% 7/15/2028[1]		735	604
Viasat, Inc. 7.50% 5/30/2031[1]		1,859	1,462
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	202
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7,9]		3,110	3,164
Xerox Holdings Corp. 5.50% 8/15/2028[1]		435	393
			51,067

Real estate 4.97%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		1,008	784
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		977	730
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,574	1,529
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		574	517
Cushman & Wakefield U.S. Borrower, LLC 8.875% 9/1/2031[1]		360	382

American Funds Insurance Series	251

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.356% 1/31/2030[5,6]	USD	295	$295
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	443
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	89
Greystar Real Estate Partners, LLC 7.75% 9/1/2030[1]		425	446
HAT Holdings I, LLC 8.00% 6/15/2027[1]		425	443
Howard Hughes Corp. (The) 5.375% 8/1/2028[1]		1,327	1,277
Howard Hughes Corp. (The) 4.125% 2/1/2029[1]		2,478	2,212
Howard Hughes Corp. (The) 4.375% 2/1/2031[1]		2,788	2,423
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,578
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,181
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	353
Iron Mountain, Inc. 7.00% 2/15/2029[1]		210	216
Iron Mountain, Inc. 5.25% 7/15/2030[1]		2,630	2,506
Iron Mountain, Inc. 4.50% 2/15/2031[1]		1,535	1,393
Kennedy-Wilson, Inc. 4.75% 3/1/2029		2,240	1,873
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,695	2,188
Kennedy-Wilson, Inc. 5.00% 3/1/2031		1,970	1,567
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		650	642
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,410	1,330
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		765	691
MPT Operating Partnership, LP 5.00% 10/15/2027		1,198	980
MPT Operating Partnership, LP 3.50% 3/15/2031		239	150
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	760
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		660	614
RLJ Lodging Trust, LP 3.75% 7/1/2026[1]		160	152
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	720
Service Properties Trust 4.50% 3/15/2025		420	410
Service Properties Trust 5.25% 2/15/2026		117	114
Service Properties Trust 4.75% 10/1/2026		945	883
Service Properties Trust 4.95% 2/15/2027		1,134	1,028
Service Properties Trust 5.50% 12/15/2027		350	321
Service Properties Trust 3.95% 1/15/2028		1,560	1,280
Service Properties Trust 4.95% 10/1/2029		2,029	1,682
Service Properties Trust 4.375% 2/15/2030		415	323
Service Properties Trust 8.625% 11/15/2031[1]		3,185	3,339
VICI Properties, LP 5.625% 5/1/2024[1]		447	446
VICI Properties, LP 3.50% 2/15/2025[1]		261	254
VICI Properties, LP 4.625% 6/15/2025[1]		620	609
VICI Properties, LP 4.25% 12/1/2026[1]		462	445
VICI Properties, LP 3.875% 2/15/2029[1]		650	598
VICI Properties, LP 4.625% 12/1/2029[1]		90	85
VICI Properties, LP 4.125% 8/15/2030[1]		93	85
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[1,2,4]		2,239	470
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[1,2,4]		1,784	616
			43,452

Consumer staples 4.24%
Albertsons Companies, Inc. 3.25% 3/15/2026[1]		240	227
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		900	875
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		2,113	1,921
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		465	446
B&G Foods, Inc. 5.25% 4/1/2025		183	180
B&G Foods, Inc. 5.25% 9/15/2027		1,383	1,258
B&G Foods, Inc. 8.00% 9/15/2028[1]		655	689
BJ’s Wholesale Club, Term Loan B, (3-month USD CME Term SOFR + 2.00%) 7.36% 2/5/2029[5,6]		222	224
Central Garden & Pet Co. 4.125% 10/15/2030		915	833
Central Garden & Pet Co. 4.125% 4/30/2031[1]		880	779
Coty, Inc. 5.00% 4/15/2026[1]		700	689

252	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Coty, Inc. 6.50% 4/15/2026[1]	USD	460	$460
Coty, Inc. 4.75% 1/15/2029[1]		2,310	2,205
Coty, Inc. 6.625% 7/15/2030[1]		1,135	1,167
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,570	1,572
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		815	730
H.J. Heinz Co. 3.875% 5/15/2027		275	270
H.J. Heinz Co. 4.375% 6/1/2046		26	23
Ingles Markets, Inc. 4.00% 6/15/2031[1]		990	875
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		2,293	2,238
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,275	3,131
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,280	2,104
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		305	279
Nestle Skin Health SA, Term Loan B3, (1-month USD CME Term SOFR + 3.50%) 8.948% 10/1/2026[5,6]		776	781
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	695
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	443
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,189
Post Holdings, Inc. 5.50% 12/15/2029[1]		451	435
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	3,090
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,145	1,028
Prestige Brands, Inc. 5.125% 1/15/2028[1]		778	756
Prestige Brands, Inc. 3.75% 4/1/2031[1]		1,275	1,116
Simmons Foods, Inc. 4.625% 3/1/2029[1]		693	600
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,600	1,418
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,333	1,892
US Foods, Inc. 4.625% 6/1/2030[1]		510	476
			37,094

Utilities 2.06%
AmeriGas Partners, LP 5.75% 5/20/2027		302	294
Calpine Corp. 4.50% 2/15/2028[1]		150	143
Calpine Corp. 5.125% 3/15/2028[1]		518	497
Calpine Corp. 3.75% 3/1/2031[1]		500	439
DPL, Inc. 4.125% 7/1/2025		555	542
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7,10]		1,155	1,135
Enfragen Energia Sur SA 5.375% 12/30/2030		200	156
FirstEnergy Corp. 2.25% 9/1/2030		980	827
FirstEnergy Corp. 7.375% 11/15/2031		337	398
FirstEnergy Corp. 3.40% 3/1/2050		530	374
FirstEnergy Corp. 5.10% 7/15/2047		185	170
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	87
NextEra Energy Operating Partners, LP 4.25% 7/15/2024[1]		122	121
NRG Energy, Inc. 3.625% 2/15/2031[1]		110	95
Pacific Gas and Electric Co. 3.45% 7/1/2025		300	290
Pacific Gas and Electric Co. 3.30% 3/15/2027		195	182
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	338
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	203
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	325
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	93
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	205
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,220	845
PG&E Corp. 5.00% 7/1/2028		2,755	2,682
PG&E Corp. 5.25% 7/1/2030		3,580	3,457
Talen Energy Supply, LLC 8.625% 6/1/2030[1]		2,327	2,474

American Funds Insurance Series	253

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[5,6]	USD	284	$286
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,081
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	228
			17,976

Total corporate bonds, notes & loans			773,093

U.S. Treasury bonds & notes 0.31%
U.S. Treasury 0.31%
U.S. Treasury 3.875% 8/15/2033		925	924
U.S. Treasury 3.625% 5/15/2053[11]		315	292
U.S. Treasury 4.125% 8/15/2053[11]		1,470	1,490

Total U.S. Treasury bonds & notes			2,706

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,3]		712	661

Bonds & notes of governments & government agencies outside the U.S. 0.03%
Argentine Republic 1.00% 7/9/2029		310	125
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[7]		410	165
			290

Total bonds, notes & other debt instruments (cost: $800,280,000)			776,750

Convertible bonds & notes 0.06%
Communication services 0.06%
DISH Network Corp., convertible notes, 3.375% 8/15/2026		925	495

Total convertible bonds & notes (cost: $816,000)			495

Common stocks 6.02%		Shares
Health care 2.44%
Rotech Healthcare, Inc.[3,9,12]		201,793	21,188
Mallinckrodt PLC[12]		3,631	140
			21,328

Energy 0.94%
Chesapeake Energy Corp.		29,829	2,295
Ascent Resources - Utica, LLC, Class A3,9		62,978	2,161
Weatherford International[12]		10,059	984
California Resources Corp.		17,202	941
Altera Infrastructure, LP3,12		9,127	841
Constellation Oil Services Holding SA, Class B-1[3,12]		3,449,949	483
Mesquite Energy, Inc.[3,12]		3,558	201
Diamond Offshore Drilling, Inc.[12]		13,372	174
Exxon Mobil Corp.		739	74
Bighorn Permian Resources, LLC[3]		2,894	—	[8]
			8,154

Information technology 0.93%
Diebold Nixdorf, Inc.[1,12]		281,243	8,142

254	American Funds Insurance Series

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 0.86%
Talen Energy Corp.[12]	109,720	$7,022
PG&E Corp.	28,786	519
		7,541

Consumer discretionary 0.51%
Party City Holdco, Inc.[3,12]	126,254	2,883
Party City Holdco, Inc.[1,3,12]	1,260	29
NMG Parent, LLC[12]	9,965	1,096
MYT Holding Co., Class B3,12	608,846	457
		4,465

Materials 0.26%
Venator Materials PLC[3,12]	444,512,082	2,280

Financials 0.04%
Navient Corp.	20,000	372

Communication services 0.04%
Intelsat SA12	8,182	235
iHeartMedia, Inc., Class A12	22,639	61
		296

Total common stocks (cost: $37,300,000)		52,578

Preferred securities 0.34%
Industrials 0.18%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,12]	1,022	1,582

Consumer discretionary 0.16%
MYT Holdings, LLC, Series A, 10.00% preferred shares[12]	2,095,904	1,363

Total preferred securities (cost: $2,933,000)		2,945

Rights & warrants 0.02%
Consumer discretionary 0.02%
NMG Parent, LLC, warrants, expire 9/24/2027[12]	27,111	217

Total rights & warrants (cost: $164,000)		217

Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13,14]	271,165	27,114

Total short-term securities (cost: $27,116,000)		27,114
Total investment securities 98.43% (cost: $868,609,000)		860,099
Other assets less liabilities 1.57%		13,746

Net assets 100.00%		$873,845

American Funds Insurance Series	255

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	27	4/3/2024	USD	5,560	$55
5 Year U.S. Treasury Note Futures	Long	23	4/3/2024		2,502	59
10 Year Ultra U.S. Treasury Note Futures	Short	8	3/28/2024		(944)	(42)
10 Year U.S. Treasury Note Futures	Short	14	3/28/2024		(1,581)	(51)
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/28/2024		(134)	(12)
						$9

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	USD	12,563	$(733)	$(753)	$20

Investments in affiliates14

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13]	$38,565	$197,949	$209,399	$8	$(9)	$27,114	$1,630

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,12]	9/26/2013	$4,331	$21,188	2.43%
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[5,6]	9/13/2023	3,585	3,601	.41
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[5,6]	9/13/2023-12/13/2023	97	99	.01
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7]	6/23/2023	3,005	3,164	.36
Ascent Resources - Utica, LLC, Class A3	11/15/2016	302	2,161	.25
Resorts World Las Vegas, LLC 4.625% 4/16/2029	8/11/2023	254	262	.03
Total		$11,574	$30,475	3.49%

256	American Funds Insurance Series

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $584,486,000, which represented 66.89% of the net assets of the fund.
[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[3]	Value determined using significant unobservable inputs.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $35,694,000, which represented 4.08% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Amount less than one thousand.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $30,475,000, which represented 3.49% of the net assets of the fund.
[10]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $539,000, which represented .06% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

CME = CME Group

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	257

American Funds Mortgage Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 94.93%	Principal amount (000)			Value (000)
Mortgage-backed obligations 91.57%
Federal agency mortgage-backed obligations 89.10%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		1		1
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		30		30
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #MA4232 2.00% 1/1/2041[1]		144		124
Fannie Mae Pool #BQ7816 1.50% 4/1/2041[1]		247		205
Fannie Mae Pool #BR0986 1.50% 5/1/2041[1]		327		271
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		18		15
Fannie Mae Pool #MA4388 2.50% 7/1/2041[1]		82		73
Fannie Mae Pool #MA4447 2.50% 10/1/2041[1]		174		155
Fannie Mae Pool #FM9117 2.50% 10/1/2041[1]		99		88
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		3		4
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		341		292
Fannie Mae Pool #MA4502 2.50% 12/1/2041[1]		196		174
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4521 2.50% 1/1/2042[1]		246		219
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		489		418
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		111		95
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		339		317
Fannie Mae Pool #FS3767 2.00% 4/1/2047[1]		28		23
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		32		30
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		18		17
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		24		23
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		4		4
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		89		83
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1]		1,118		1,009
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		49		42
Fannie Mae Pool #FS3745 2.00% 8/1/2050[1]		19		16
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		281		244
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		367		318
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		5		4
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		115		99
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		72		62
Fannie Mae Pool #CA8108 2.00% 12/1/2050[1]		146		121
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		12		10
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		1,595		1,362
Fannie Mae Pool #FM5940 2.00% 2/1/2051[1]		1,668		1,371
Fannie Mae Pool #CA8820 2.00% 2/1/2051[1]		377		311
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		110		90
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		196		176
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		249		223
Fannie Mae Pool #FS3744 2.00% 7/1/2051[1]		56		46
Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]		167		143
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		26		22
Fannie Mae Pool #FM8038 3.00% 7/1/2051[1]		296		265
Fannie Mae Pool #FM8247 2.50% 8/1/2051[1]		238		205
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		420		360
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		434		374

258	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]	USD	211	$182
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		84	75
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		391	336
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		228	196
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		91	82
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		263	234
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		86	77
Fannie Mae Pool #BV3080 2.00% 2/1/2052[1]		421	344
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		136	111
Fannie Mae Pool #FS5851 4.00% 7/1/2052[1]		1,195	1,131
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		42	42
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		37	38
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		474	459
Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]		99	98
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		94	94
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		118	122
Fannie Mae Pool #MA4978 5.00% 4/1/2053[1]		6,911	6,840
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		78	81
Fannie Mae Pool #MA5008 4.50% 5/1/2053[1]		46	45
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		53	53
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		62	62
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		315	320
Fannie Mae Pool #MA5038 5.00% 6/1/2053[1]		549	543
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		941	947
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		69	70
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		436	443
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		404	400
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		181	182
Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]		98	95
Fannie Mae Pool #MA5136 4.50% 9/1/2053[1]		583	566
Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]		4,319	4,387
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		1,972	1,981
Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]		429	436
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		1,824	1,853
Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]		65	67
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		133	120
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		149	136
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		49	42
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		51	50
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	1
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		556	566
Freddie Mac Pool #RB5113 1.50% 6/1/2041[1]		2,206	1,829
Freddie Mac Pool #RB5115 2.50% 6/1/2041[1]		313	279
Freddie Mac Pool #RB5122 2.50% 8/1/2041[1]		862	768
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		94	80
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		87	74
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		553	472
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]		287	277
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		17	15
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		25	23
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		17	16
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		15	14
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		24	23
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		46	45
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		25	25
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		17	17
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,4]		1,408	1,264
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		17	16

American Funds Insurance Series	259

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]	USD	147	$132
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		447	388
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		5	5
Freddie Mac Pool #SI2062 2.00% 9/1/2050[1]		188	154
Freddie Mac Pool #SI2080 2.00% 10/1/2050[1]		196	161
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		535	440
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		204	175
Freddie Mac Pool #RA4352 2.00% 1/1/2051[1]		329	272
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		305	251
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		77	69
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]		238	213
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		85	76
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		76	62
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		62	54
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		41	35
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		18	16
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		183	169
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		371	334
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,4]		1,079	1,006
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		8	7
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1,4]		3,162	2,725
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		300	269
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		383	352
Freddie Mac Pool #QF0213 4.50% 9/1/2052[1]		1,204	1,168
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		670	664
Freddie Mac Pool #QF0924 5.50% 9/1/2052[1]		238	240
Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]		112	113
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		376	372
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		824	847
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		44	44
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		124	123
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		88	87
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		99	99
Freddie Mac Pool #SD8322 4.50% 5/1/2053[1]		244	236
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		88	89
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		28	28
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		376	377
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		69	70
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		64	66
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		42	43
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		30	31
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		234	231
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		1,175	1,180
Freddie Mac Pool #SD8350 6.00% 8/1/2053[1,4]		6,212	6,309
Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]		1,073	1,090
Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]		732	744
Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]		518	526
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		145	149
Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]		769	781
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		495	497
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		300	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		93	85
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		86	72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		176	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		125	115

260	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	USD	22	$19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		103	97
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		29	26
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		17	15
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		237	227
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		13	12
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030[1]		326	282
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031[1]		339	299
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031[1]		283	245
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		310	294
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/27/2060[1]		336	292
Government National Mortgage Assn. 3.00% 1/1/2054[1,5]		113	102
Government National Mortgage Assn. 4.00% 1/1/2054[1,5]		334	319
Government National Mortgage Assn. 5.50% 1/1/2054[1,5]		274	276
Government National Mortgage Assn. 6.00% 1/1/2054[1,5]		10	10
Government National Mortgage Assn. 6.50% 1/1/2054[1,5]		310	317
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		649	628
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		255	246
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		51	50
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		507	489
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		74	78
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		79	77
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		163	164
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		11	11
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		81	81
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		124	114
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		191	180
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		87	83
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		895	868
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		94	80
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]		39	34
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		84	71
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		1,021	878
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		89	77
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		560	493
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		348	303
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		191	167
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		165	144
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		250	219
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		5	5
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		470	459
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]		15	15
Government National Mortgage Assn. Pool #AN1825 4.595% 6/20/2065[1]		97	96
Government National Mortgage Assn. Pool #AO0461 4.617% 8/20/2065[1]		33	33
Government National Mortgage Assn. Pool #AO0409 4.588% 12/20/2065[1]		56	55
Government National Mortgage Assn. Pool #AO0385 4.468% 1/20/2066[1]		362	356
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		210	160
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,5]		193	178
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,5]		157	145

American Funds Insurance Series	261

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,5]	USD	125	$123
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,5]		3,249	2,764
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,5]		1,900	1,681
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,5]		2,602	2,387
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,5]		1,300	1,230
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,5]		4,652	4,510
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,5]		630	624
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,5]		728	731
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,5]		355	360
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,5]		3,570	3,659
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,5]		1,155	1,191
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,5]		600	582
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,5]		900	891
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,5]		250	251
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,5]		1,100	1,117
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,5]		1,000	1,025
			96,042

Commercial mortgage-backed securities 1.65%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,3,6]		100	100
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,3,6]		100	100
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,3,6]		891	872
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,3,6]		128	127
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,3,6]		379	384
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,3,6]		93	93
Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 7.812% 8/15/2039[1,3]		100	100
			1,776

Collateralized mortgage-backed obligations (privately originated) 0.82%
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,3,6]		67	65
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,3,6]		106	101
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,3,6]		162	152
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,3,6]		74	63
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,3,6]		25	22
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,3,6]		203	167
Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 6.25% 6/25/2060 (7.25% on 8/26/2024)[1,6,7]		98	98
Mill City Mortgage Trust, Series 15-1, Class M2, 3.72% 6/25/2056[1,3,6]		9	9
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,3,6]		131	108
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,3,6]		44	42
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,3,6]		59	58
			885

Total mortgage-backed obligations			98,703

U.S. Treasury bonds & notes 1.89%
U.S. Treasury 1.60%
U.S. Treasury 0.125% 1/15/2024		75	75
U.S. Treasury 4.25% 5/31/2025		25	25
U.S. Treasury 4.00% 2/15/2026		50	50
U.S. Treasury 4.125% 7/31/2028		1,250	1,263

262	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 2/15/2032		USD	10	$9
U.S. Treasury 1.875% 2/15/2041			365	263
U.S. Treasury 1.875% 11/15/2051			65	41
				1,726

U.S. Treasury inflation-protected securities 0.29%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]			315	311

Total U.S. Treasury bonds & notes				2,037

Asset-backed obligations 1.47%
Citizens Auto Receivables Trust, Series 2023-2, Class A2A, 6.09% 10/15/2026[1,6]			84	84
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,6]			257	263
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]			86	83
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]			96	96
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]			95	83
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]			180	156
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]			152	138
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,3,6]			124	122
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]			100	88
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]			122	124
Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036[1,6]			100	101
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[1]			243	245
				1,583

Total bonds, notes & other debt instruments (cost: $102,205,000)				102,323

Short-term securities 21.64%	Weighted average yield at acquisition
Commercial paper 14.53%
Atlantic Asset Securitization, LLC 1/2/2024[6]	5.310%		700	700
Cisco Systems, Inc. 1/8/2024[6]	5.320		2,000	1,997
Coca-Cola Co. 1/11/2024[6]	5.300		1,800	1,797
Eli Lilly and Co. 1/16/2024[6]	5.360		1,300	1,296
Honeywell International, Inc. 1/11/2024[6]	5.300		1,400	1,397
Microsoft Corp. 1/10/2024[6]	5.370		2,000	1,996
Nestlé Finance International, Ltd. 1/18/2024[6]	5.300		1,100	1,097
Paccar Financial Corp. 1/18/2024	5.390		2,000	1,994
Prudential Funding, LLC 1/22/2024	5.340		1,400	1,395
Wal-Mart Stores, Inc. 1/8/2024[6]	5.031		2,000	1,997
				15,666

American Funds Insurance Series	263

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 7.11%
Federal Home Loan Bank 1/5/2024	5.352%	USD	2,500	$2,499
Federal Home Loan Bank 1/19/2024	5.340		2,000	1,995
Federal Home Loan Bank 3/15/2024	5.245		1,200	1,187
Federal Home Loan Bank 2/16/2024	5.203		2,000	1,986

Total short-term securities (cost: $23,340,000)				23,333
Total investment securities 116.57% (cost: $125,545,000)				125,656
Other assets less liabilities (16.57)%				(17,865)

Net assets 100.00%				$107,791

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	266	4/3/2024	USD	54,773	$514
5 Year U.S. Treasury Note Futures	Long	134	4/3/2024	14,576		296
10 Year U.S. Treasury Note Futures	Long	134	3/28/2024	15,127		493
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024	1,062		46
20 Year U.S. Treasury Bond Futures	Short	59	3/28/2024	(7,371)		(564)
30 Year Ultra U.S. Treasury Bond Futures	Long	17	3/28/2024	2,271		215
						$1,000

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,156	$— [2]	$—	$— [2]
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD2,400	(1)	—	(1)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,694	(1)	—	(1)
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,300	12	—	12
						$10	$—	$10

264	American Funds Insurance Series

American Funds Mortgage Fund (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $929,000, which represented .86% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,052,000, which represented 14.89% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)

Assn. = Association

CME = CME Group

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	265

Ultra-Short Bond Fund

Investment portfolio December 31, 2023

Short-term securities 103.53%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 78.02%
Alberta (Province of) 2/21/2024[1]	5.453%	USD	10,000	$9,920
British Columbia (Province of) 1/11/2024	5.324		9,800	9,781
British Columbia (Province of) 1/19/2024	5.340		1,450	1,446
Cabot Trail Funding, LLC. 1/2/2024[1]	5.350		4,200	4,198
Canadian Imperial Bank of Commerce 1/25/2024[1]	5.390		8,600	8,565
Chariot Funding, LLC 1/2/2024[1]	5.430		8,000	7,995
Chariot Funding, LLC 1/8/2024[1]	5.390		4,000	3,994
CHARTA, LLC 1/16/2024[1]	5.500		9,000	8,976
Cisco Systems, Inc. 1/8/2024[1]	5.320		12,600	12,582
Coca-Cola Co. 1/11/2024[1]	5.300		10,100	10,081
DBS Bank, Ltd. 1/17/2024[1]	5.444		12,350	12,315
Eli Lilly and Co. 1/16/2024[1]	5.370		5,000	4,987
Eli Lilly and Co. 1/23/2024[1]	5.350		3,000	2,989
Eli Lilly and Co. 2/6/2024[1]	5.370		5,000	4,971
Estée Lauder Companies, Inc. 1/22/2024[1]	5.390		8,800	8,769
Export Development Canada 2/12/2024	5.419		12,000	11,920
FMS Wertmanagement 1/22/2024[1]	5.320		8,300	8,271
Honeywell International, Inc. 1/11/2024[1]	5.300		11,300	11,278
Linde, Inc. 1/5/2024	5.310		5,200	5,195
Microsoft Corp. 1/10/2024[1]	5.370		10,000	9,982
Microsoft Corp. 1/29/2024[1]	5.330		4,000	3,982
National Bank of Canada 1/30/2024[1]	5.520		5,100	5,076
Nestlé Finance International, Ltd. 1/18/2024[1]	5.300		4,000	3,988
Novartis Finance Corp. 1/8/2024[1]	5.310		12,000	11,982
Oesterreich Kontrollbank 1/22/2024	5.400		12,000	11,957
Ontario (Province of) 2/1/2024	5.350		2,400	2,388
Ontario (Province of) 1/30/2024	5.340		10,000	9,953
Oversea-Chinese Banking Corp., Ltd. 1/24/2024[1]	5.484		10,000	9,961
Paccar Financial Corp. 1/4/2024	5.400		12,000	11,989
Paccar Financial Corp. 1/18/2024	5.390		2,000	1,994
Pfizer, Inc. 2/27/2024[1]	5.370		8,300	8,226
Pfizer, Inc. 3/5/2024[1]	5.360		2,000	1,980
Procter & Gamble Co. 1/2/2024[1]	5.350		11,300	11,293
Prudential Funding, LLC 1/22/2024	5.340		4,000	3,986
Starbird Funding Corp. 2/13/2024[1]	5.540		12,000	11,917
The Netherlands (State of) 1/24/2024[1]	5.400		12,000	11,954
Wal-Mart Stores, Inc. 1/8/2024[1]	5.031		10,000	9,985
				290,826

U.S. Treasury bills 17.33%
U.S. Treasury 1/2/2024	5.290		20,000	20,000
U.S. Treasury 2/27/2024	4.925		25,000	24,795
U.S. Treasury 3/5/2024	5.114		20,000	19,818
				64,613

266	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 8.18%
Federal Farm Credit Banks 1/26/2024	5.280%	USD	6,400	$6,377
Federal Home Loan Bank 1/5/2024	5.352		5,500	5,497
Federal Home Loan Bank 1/19/2024	5.282		10,000	9,974
Federal Home Loan Bank 2/16/2024	5.203		5,000	4,966
Federal Home Loan Bank 2/21/2024	5.261		3,700	3,672
				30,486

Total short-term securities (cost: $386,032,000)				385,925
Total investment securities 103.53% (cost: $386,032,000)				385,925
Other assets less liabilities (3.53)%				(13,171)

Net assets 100.00%				$372,754

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $220,218,000, which represented 59.08% of the net assets of the fund.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	267

U.S. Government Securities Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 95.68%	Principal amount (000)			Value (000)
Mortgage-backed obligations 64.26%
Federal agency mortgage-backed obligations 64.26%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	1		$1
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		—	[2]	—	[2]
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		26		27
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		28		29
Fannie Mae Pool #257431 6.50% 10/1/2028[1]		1		1
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		—	[2]	—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		3		3
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		571		559
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,240		1,213
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		10		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		12		13
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		13		13
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		5
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		19		19
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		8		8
Fannie Mae Pool #MA4204 2.00% 12/1/2040[1]		5,253		4,525
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		31,097		26,672
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		318		323
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		174		177
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		32		32
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		146		148
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		24		23
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		100		101
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		14		14
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,731		2,336
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		9		9
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,260		1,077
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		17		17
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		819		699
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		4
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		35		33
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		7		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		59		55
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,071		3,801
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		49		46
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		16		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		6		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		3		3
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		126		122
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		2,923		2,742
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		37		35
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		71		69
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		96		93
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		15		15
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,057		983
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		401		376
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		100		94
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		520		489
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		297		277
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,292		2,966
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		391		349
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		848		734
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		223		199
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		30		27
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		534		456

268	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD	177	$154
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		339	303
Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]		1,780	1,534
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		214	176
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		230	205
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		75	62
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		1,015	847
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		876	720
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		10	8
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6	5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,141	4,617
Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]		1,524	1,303
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		181	156
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		655	561
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		47	39
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		336	300
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,180	1,014
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		769	694
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,212	1,975
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		343	306
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		717	587
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		188	162
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,539	3,194
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,034	2,871
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		60	59
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		52	51
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,914	1,757
Fannie Mae Pool #BW7327 4.50% 8/1/2052[1]		2,992	2,902
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		56	55
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		736	714
Fannie Mae Pool #FS4611 5.00% 9/1/2052[1]		9,574	9,488
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		984	955
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		920	894
Fannie Mae Pool #FS5994 5.00% 10/1/2052[1]		9,369	9,284
Fannie Mae Pool #BX1004 5.00% 10/1/2052[1]		5,201	5,153
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		713	718
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		634	639
Fannie Mae Pool #CB4917 5.50% 10/1/2052[1]		100	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		241	247
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		2,847	2,762
Fannie Mae Pool #BX6121 6.00% 1/1/2053[1]		2,544	2,586
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		404	406
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		887	920
Fannie Mae Pool #BX6803 6.00% 3/1/2053[1]		997	1,013
Fannie Mae Pool #CB5919 6.00% 3/1/2053[1]		968	984
Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]		3,057	3,075
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		458	475
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		531	534
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		2,214	2,248
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		4,434	4,454
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		3,278	3,299
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		3,424	3,479
Fannie Mae Pool #FS4933 6.00% 6/1/2053[1]		2,331	2,371
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,130	2,168
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		1,783	1,811
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		1,528	1,555
Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]		3,121	3,027
Fannie Mae Pool #CB6719 4.50% 7/1/2053[1]		395	384
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		13,941	14,006
Fannie Mae Pool #MA5073 6.00% 7/1/2053[1]		2,043	2,075
Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]		492	477

American Funds Insurance Series	269

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]	USD	73,874		$75,026
Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]		8,508		8,722
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		24,975		25,084
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		16,841		17,104
Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]		24,222		24,830
Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]		1,535		1,584
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,316		1,130
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		422		410
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		62		61
Freddie Mac Pool #ZS8907 6.50% 10/1/2026[1]		1		1
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		1		1
Freddie Mac Pool #1H1354 6.328% 11/1/2036[1,3]		41		42
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		253		257
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		568		578
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		731		625
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		715		610
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,690		1,443
Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]		10,298		9,161
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		25		23
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		28		27
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		139		135
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		180		169
Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]		243		235
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		45		42
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		68		64
Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]		6,600		6,345
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		48		45
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		48		45
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		36		34
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		27		25
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		20		19
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		14		13
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		13
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,265		1,223
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		66		64
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		60		58
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		25		23
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		16		15
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		96		93
Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]		6,317		6,062
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		183		181
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		101		99
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		68		67
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		19		19
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		164		154
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		47		44
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		357		335
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		184		173
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		32		29
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		393		351
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,106		1,733
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		2,042		1,749
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		35		29
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		58		48
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,237		1,837
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		276		246
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		154		138

270	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]	USD	2,078	$1,855
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		227	203
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		9,473	8,173
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		463	379
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		490	422
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		311	277
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		308	265
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		145	130
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,117	2,808
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		12,612	11,758
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		185	171
Freddie Mac Pool #8D0226 2.546% 5/1/2052[1,3]		472	421
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		8,218	7,543
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		198	192
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		806	799
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		54	53
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]		49	49
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		906	879
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		226	219
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		134	130
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,114	11,025
Freddie Mac Pool #SD3782 4.50% 10/1/2052[1]		3,566	3,459
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		3,453	3,349
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		90	87
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,174	1,161
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		983	954
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]		2,193	2,207
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		5,255	5,398
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		996	1,001
Freddie Mac Pool #QG1653 6.00% 4/1/2053[1]		966	982
Freddie Mac Pool #QG0259 6.00% 4/1/2053[1]		479	486
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		91	89
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		1,084	1,089
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		628	632
Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]		8,647	8,785
Freddie Mac Pool #QG3763 6.00% 5/1/2053[1]		2,003	2,035
Freddie Mac Pool #SD2979 6.50% 5/1/2053[1]		307	318
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		2,875	2,888
Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]		17,450	17,725
Freddie Mac Pool #SD3175 6.00% 6/1/2053[1]		4,431	4,503
Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]		2,216	2,253
Freddie Mac Pool #QG5227 6.00% 6/1/2053[1]		946	961
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		482	491
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		452	461
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		297	301
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		208	216
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		2,606	2,680
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		2,251	2,314
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		2,114	2,190
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		2,059	2,140
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		1,426	1,486
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		1,085	1,120
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		795	815
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		586	613
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		25,511	25,620
Freddie Mac Pool #SD8343 6.00% 7/1/2053[1]		28,170	28,609
Freddie Mac Pool #SD8350 6.00% 8/1/2053[1]		24,225	24,603
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		818	822
Freddie Mac Pool #SD3857 6.00% 9/1/2053[1]		44,159	44,867
Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]		2,444	2,484
Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]		116	119

American Funds Insurance Series	271

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8366 5.00% 10/1/2053[1]	USD	15,824	$15,658
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,029	1,033
Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]		5,760	5,852
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		15,824	16,223
Freddie Mac Pool #SD8370 4.50% 11/1/2053[1]		766	743
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		3,606	3,622
Freddie Mac Pool #SD8381 4.50% 12/1/2053[1]		850	825
Freddie Mac Pool #SD8393 4.50% 1/1/2054[1]		180	175
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		2,251	2,261
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,343
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		3,875	3,877
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,135	3,781
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		780	668
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		317	266
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,164	3,830
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		3,772	3,451
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		856	728
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,220	1,075
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		442	417
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		3,861	3,449
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		216	205
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		702	626
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		504	477
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		1,895	1,787
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		680	606
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		366	327
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,629	1,491
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		3,815	3,667
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		16,486	15,722
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,271	3,938
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,199	1,066
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	358
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,176	3,950
Government National Mortgage Assn. 3.00% 1/1/2054[1,4]		435	394
Government National Mortgage Assn. 4.00% 1/1/2054[1,4]		9,190	8,775
Government National Mortgage Assn. 5.50% 1/1/2054[1,4]		1,905	1,919
Government National Mortgage Assn. 6.00% 1/1/2054[1,4]		20	20
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		72	75
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		17	17

272	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]	USD	145	$155
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		27	28
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		172	174
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		74	78
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,191	2,261
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		758	780
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		514	509
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		17	16
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		868	736
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		763	646
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		5,178	4,454
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051[1]		2,241	1,961
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		732	628
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		3,980	3,499
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[1]		93	82
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		3,370	2,937
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		1,826	1,593
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		1,175	1,024
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		803	690
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		1,000	875
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		3,000	2,793
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[1]		60	60
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		6,682	6,520
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]		2,999	2,927
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]		1,247	1,216
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		437	334
Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]		668	599
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]		1,253	1,155
Uniform Mortgage-Backed Security 5.00% 1/1/2039[1,4]		780	785
Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]		448	399
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]		1,022	942
Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,4]		920	903
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]		3,607	2,949
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]		7,886	6,710
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]		4,728	4,183
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]		42,426	38,926
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]		19,928	18,850
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]		18,542	17,975
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]		11,694	11,570
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]		944	948
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]		145	147
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,4]		3,996	4,095
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]		19,822	20,448
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]		2,400	2,328
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]		13,550	13,412
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]		1,250	1,256
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]		77,359	79,272

Total mortgage-backed obligations			979,319

U.S. Treasury bonds & notes 26.35%
U.S. Treasury 24.27%
U.S. Treasury 1.75% 7/31/2024		12,875	12,632
U.S. Treasury 3.00% 7/31/2024		1,470	1,453
U.S. Treasury 4.125% 1/31/2025		2,906	2,888
U.S. Treasury 2.00% 2/15/2025		890	864
U.S. Treasury 4.625% 2/28/2025		30,265	30,251
U.S. Treasury 3.875% 3/31/2025		4,970	4,927
U.S. Treasury 3.875% 4/30/2025		4,615	4,574
U.S. Treasury 2.75% 5/15/2025		7,459	7,283
U.S. Treasury 4.625% 6/30/2025		2,150	2,155
U.S. Treasury 3.125% 8/15/2025		390	382

American Funds Insurance Series	273

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.50% 9/15/2025	USD	28,000	$27,597
U.S. Treasury 3.00% 9/30/2025		2,235	2,184
U.S. Treasury 4.625% 3/15/2026		11,050	11,149
U.S. Treasury 4.50% 7/15/2026		10,366	10,465
U.S. Treasury 4.625% 9/15/2026		10,209	10,352
U.S. Treasury 4.375% 12/15/2026		8,511	8,596
U.S. Treasury 1.25% 12/31/2026		8,665	8,003
U.S. Treasury 0.50% 4/30/2027		3,700	3,305
U.S. Treasury 3.625% 5/31/2028		20,650	20,438
U.S. Treasury 4.00% 6/30/2028		6,907	6,941
U.S. Treasury 1.00% 7/31/2028		970	853
U.S. Treasury 4.125% 7/31/2028		17,685	17,870
U.S. Treasury 4.375% 11/30/2028		16,020	16,397
U.S. Treasury 2.625% 7/31/2029		9,309	8,723
U.S. Treasury 3.75% 6/30/2030		32,030	31,760
U.S. Treasury 4.125% 8/31/2030		670	679
U.S. Treasury 4.625% 9/30/2030		1,290	1,345
U.S. Treasury 2.75% 8/15/2032		8,095	7,418
U.S. Treasury 3.50% 2/15/2033		14,341	13,915
U.S. Treasury 3.875% 8/15/2033		14,670	14,661
U.S. Treasury 4.50% 8/15/2039[5]		13,655	14,466
U.S. Treasury 4.625% 2/15/2040		90	96
U.S. Treasury 1.125% 5/15/2040		3,350	2,165
U.S. Treasury 3.875% 5/15/2043		820	784
U.S. Treasury 2.50% 2/15/2045		4,850	3,680
U.S. Treasury 2.50% 2/15/2046		3,900	2,932
U.S. Treasury 2.50% 5/15/2046		1,585	1,189
U.S. Treasury 2.875% 11/15/2046		2,700	2,167
U.S. Treasury 3.00% 2/15/2049		300	245
U.S. Treasury 1.25% 5/15/2050[5]		18,640	10,082
U.S. Treasury 1.375% 8/15/2050		4,330	2,420
U.S. Treasury 1.625% 11/15/2050[5]		26,165	15,635
U.S. Treasury 1.875% 2/15/2051		5,892	3,749
U.S. Treasury 2.375% 5/15/2051		6,280	4,496
U.S. Treasury 2.00% 8/15/2051		5,226	3,423
U.S. Treasury 1.875% 11/15/2051		3,164	2,006
U.S. Treasury 3.00% 8/15/2052		895	734
U.S. Treasury 4.00% 11/15/2052		1,199	1,186
U.S. Treasury 4.75% 11/15/2053		7,450	8,378
			369,893

U.S. Treasury inflation-protected securities 2.08%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		3,528	3,485
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		2,221	2,143
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		2,300	2,230
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		10,802	10,261
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		2,797	2,629
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		1,033	920
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[6]		3,212	2,825
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[6]		133	138
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5,6]		1,423	1,158
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[6]		1,659	1,301
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[6]		306	247
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2050[6]		348	228
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		5,046	3,144
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[6]		1,507	930
			31,639

Total U.S. Treasury bonds & notes			401,532

274	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.07%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	223	$216
Fannie Mae 7.125% 1/15/2030		2,000	2,326
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,335
Federal Home Loan Bank 5.50% 7/15/2036		300	337
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,187
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,677
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,514
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,820
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,816
Tennessee Valley Authority 5.88% 4/1/2036		875	1,000
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	246
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033		796	742
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,373
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,597	1,656
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,219
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,574
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,543
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	11,050
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,688
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,515
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,365
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,198
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,938
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	612
			77,297

Total bonds, notes & other debt instruments (cost: $1,485,170,000)			1,458,148

Short-term securities 16.21%	Weighted average yield at acquisition
Commercial paper 14.25%
Atlantic Asset Securitization, LLC 1/2/2024[7]	5.310%	7,800	7,796
Canadian Imperial Bank of Commerce 1/25/2024[7]	5.380	4,400	4,382
Chariot Funding, LLC 1/2/2024[7]	5.430	18,000	17,989
CRC Funding, LLC 1/17/2024[7]	5.510	30,000	29,915
Eli Lilly and Co. 1/10/2024[7]	5.380	6,600	6,589
Eli Lilly and Co. 1/16/2024[7]	5.360	15,000	14,960
Honeywell International, Inc. 1/11/2024[7]	5.300	10,800	10,779
Kaiser Foundation Hospitals 1/3/2024	5.450	15,000	14,989
Microsoft Corp. 1/10/2024[7]	5.370	18,000	17,968
Microsoft Corp. 1/29/2024[7]	5.330	10,000	9,955
Nestlé Finance International, Ltd. 1/18/2024[7]	5.300	2,700	2,692
Ontario (Province of) 2/1/2024	5.350	2,200	2,189
Paccar Financial Corp. 1/4/2024	5.310	3,000	2,997

American Funds Insurance Series	275

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper (continued)
Paccar Financial Corp. 1/5/2024	5.410%	USD	10,000	$9,990
Paccar Financial Corp. 1/18/2024	5.390		10,000	9,970
Pfizer, Inc. 2/27/2024[7]	5.370		13,900	13,776
Procter & Gamble Co. 1/22/2024[7]	5.380		15,000	14,947
Prudential Funding, LLC 1/22/2024	5.340		5,500	5,481
Thunder Bay Funding, LLC 2/6/2024[7]	5.466		20,000	19,884
				217,248

Federal agency bills & notes 1.96%
Federal Home Loan Bank 1/26/2024	5.320		15,000	14,945
Federal Home Loan Bank 2/16/2024	5.203		15,000	14,899

Total short-term securities (cost: $247,180,000)				247,092

Options purchased (equity style) 0.04%
Options purchased (equity style)*				577

Total options purchased (equity style) (cost: $321,000)				577
Total investment securities 111.93% (cost: $1,732,671,000)				1,705,817
Total options written (0.06)%†				(824)
Other assets less liabilities (11.87)%				(180,964)

Net assets 100.00%				$1,524,029

* Options purchased (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	261	USD	65,250	USD	96.00	6/14/2024	$576

Put
3 Month SOFR Futures Option	140	USD	35,000	USD	94.31	3/15/2024	1
3 Month SOFR Futures Option	75		18,750		94.38	3/15/2024	—	[2]
							$1
							$577

276	American Funds Insurance Series

U.S. Government Securities Fund (continued)

† Options written (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	261	USD	(65,250)	USD	96.00	6/14/2024	$(632)
5 Year U.S. Treasury Note Futures Option	42		(4,200)		106.50	2/23/2024	(102)
5 Year U.S. Treasury Note Futures Option	23		(2,300)		107.00	2/23/2024	(47)
10 Year U.S. Treasury Note Futures Option	15		(1,500)		113.25	1/26/2024	(11)
							$(792)
Put
3 Month SOFR Futures Option	140	USD	(35,000)	USD	94.06	3/15/2024	(1)
3 Month SOFR Futures Option	75		(18,750)		94.13	3/15/2024	— [2]
5 Year U.S. Treasury Note Futures Option	42		(4,200)		106.50	2/23/2024	(8)
5 Year U.S. Treasury Note Futures Option	23		(2,300)		107.00	2/23/2024	(6)
10 Year U.S. Treasury Note Futures Option	15		(1,500)		113.25	1/26/2024	(17)
							$(32)
							$(824)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Short	592	2/1/2024	USD	(233,544)	$(171)
3 Month SOFR Futures	Short	529	3/20/2024		(125,165)	5,889
3 Month SOFR Futures	Short	256	3/19/2025		(61,613)	1,563
2 Year U.S. Treasury Note Futures	Long	4,163	4/3/2024		857,220	7,984
5 Year U.S. Treasury Note Futures	Long	2,683	4/3/2024		291,839	6,513
10 Year U.S. Treasury Note Futures	Long	1,339	3/28/2024		151,161	4,426
10 Year Ultra U.S. Treasury Note Futures	Short	431	3/28/2024		(50,865)	(1,919)
20 Year U.S. Treasury Bond Futures	Short	827	3/28/2024		(103,323)	(7,200)
30 Year Ultra U.S. Treasury Bond Futures	Long	153	3/28/2024		20,440	1,733
						$18,818

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD17,898	$(5)	$—	$(5)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD26,222	(7)	—	(7)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD35,800	(9)	—	(9)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	USD119,400	(1,033)	—	(1,033)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	USD97,600	1,926	—	1,926

American Funds Insurance Series	277

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD24,000	$(194)	$—	$(194)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD3,698	(30)	—	(30)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD17,700	(148)	—	(148)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	USD20,100	1,211	—	1,211
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	USD20,100	1,210	—	1,210
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	USD22,492	1,370	—	1,370
SOFR	Annual	3.916%	Annual	7/11/2025	USD46,800	316	—	316
4.912%	Annual	SOFR	Annual	8/24/2025	USD14,030	137	—	137
4.8189%	Annual	SOFR	Annual	8/25/2025	USD14,010	116	—	116
4.8195%	Annual	SOFR	Annual	9/1/2025	USD10,300	89	—	89
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,620	47	—	47
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	23	—	23
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	16	—	16
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	13	—	13
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	13	—	13
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	11	—	11
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	11	—	11
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	(72)	—	(72)
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	(58)	—	(58)
4.28%	Annual	SOFR	Annual	2/29/2028	USD1,660	44	—	44
4.269%	Annual	SOFR	Annual	2/29/2028	USD1,700	44	—	44
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	7,909	—	7,909
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(47)	—	(47)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(33)	—	(33)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(22)	—	(22)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(23)	—	(23)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(23)	—	(23)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(55)	—	(55)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(30)	—	(30)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(35)	—	(35)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(46)	—	(46)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(40)	—	(40)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(37)	—	(37)
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(290)	—	(290)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	2,604	—	2,604
SOFR	Annual	4.1615%	Annual	5/15/2033	USD800	(43)	—	(43)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(47)	—	(47)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	51	—	51
SOFR	Annual	4.061%	Annual	8/24/2033	USD3,230	(152)	—	(152)
SOFR	Annual	3.9519%	Annual	8/25/2033	USD3,225	(123)	—	(123)
SOFR	Annual	3.8275%	Annual	9/1/2033	USD2,300	(65)	—	(65)
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	333	—	333
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(684)	—	(684)
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	209	—	209
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	48	—	48
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	41	—	41
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	83	—	83
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	81	—	81
SOFR	Annual	2.974%	Annual	4/17/2053	USD800	53	—	53
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	43	—	43
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	36	—	36
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	34	—	34
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	36	—	36

278	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	$58	$—	$58
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	83	—	83
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	41	—	41
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	32	—	32
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	32	—	32
						$15,053	$—	$15,053

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $11,225,000, which represented .74% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $171,631,000, which represented 11.26% of the net assets of the fund.

Key to abbreviation(s)

Assn. = Association

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	279

Managed Risk Growth Fund

Investment portfolio December 31, 2023

Growth funds 84.94%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,336,234	$431,195

Total growth funds (cost: $347,460,000)		431,195

Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,319,568	50,749

Total fixed income funds (cost: $50,860,000)		50,749

Short-term securities 4.81%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	24,428,666	24,429

Total short-term securities (cost: $24,429,000)		24,429

Options purchased (equity style) 0.19%
Options purchased (equity style)*		968

Total options purchased (cost: $2,305,000)		968
Total investment securities 99.94% (cost: $425,054,000)		507,341
Other assets less liabilities 0.06%		294

Net assets 100.00%		$507,635

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	90	USD	42,928	USD	3,225.00	3/15/2024	$15
S&P 500 Index	75		35,774		3,250.00	3/15/2024	14
S&P 500 Index	30		14,310		3,275.00	3/15/2024	6
S&P 500 Index	40		19,079		3,300.00	3/15/2024	8
S&P 500 Index	45		21,464		3,325.00	3/15/2024	9
S&P 500 Index	35		16,694		3,350.00	3/15/2024	8
S&P 500 Index	195		93,012		3,300.00	6/21/2024	203
S&P 500 Index	30		14,309		3,325.00	6/21/2024	31
S&P 500 Index	135		64,393		3,375.00	6/21/2024	151
S&P 500 Index	10		4,770		3,400.00	6/21/2024	11
S&P 500 Index	130		62,008		3,450.00	6/21/2024	161
S&P 500 Index	110		52,468		3,475.00	6/21/2024	141
S&P 500 Index	25		11,925		3,500.00	6/21/2024	33
S&P 500 Index	40		19,079		3,625.00	6/21/2024	64
S&P 500 Index	40		19,079		3,675.00	6/21/2024	69
S&P 500 Index	25		11,925		3,700.00	6/21/2024	44
							$968

280	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	54	3/1/2024	USD	13,014	$390
5 Year U.S. Treasury Note Futures	Long	38	3/1/2024		4,133	91
						$481

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.94%
American Funds Insurance Series – Growth Fund, Class 1	$387,467	$115,721	$182,699	$(24,865)	$135,571	$431,195	$2,382	$22,902
Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,197	47,522	31,210	(1,135)	1,375	50,749	1,775	—
Total 94.94%				$(26,000)	$136,946	$481,944	$4,157	$22,902

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	281

Managed Risk International Fund

Investment portfolio December 31, 2023

Growth funds 84.89%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,023,958	$105,419

Total growth funds (cost: $94,553,000)		105,419

Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,300,536	12,408

Total fixed income funds (cost: $12,401,000)		12,408

Short-term securities 4.89%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	6,067,219	6,067

Total short-term securities (cost: $6,067,000)		6,067

Options purchased (equity style) 0.26%
Options purchased (equity style)*		324

Total options purchased (cost: $514,000)		324
Total investment securities 100.03% (cost: $113,535,000)		124,218
Other assets less liabilities (0.03)%		(36)

Net assets 100.00%		$124,182

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

iShares MSCI EAFE ETF	1,200	USD	9,042	USD	54.00	3/15/2024	$18
iShares MSCI EAFE ETF	400		3,014		56.00	3/15/2024	7
iShares MSCI EAFE ETF	2,600		19,591		52.00	6/21/2024	38
iShares MSCI EAFE ETF	140		1,055		53.00	6/21/2024	2
iShares MSCI EAFE ETF	1,330		10,022		54.00	6/21/2024	27
iShares MSCI EAFE ETF	1,200		9,042		55.00	6/21/2024	28
iShares MSCI EAFE ETF	1,590		11,981		56.00	6/21/2024	42
iShares MSCI EAFE ETF	750		5,651		57.00	6/21/2024	23
iShares MSCI EAFE ETF	2,100		15,823		59.00	6/21/2024	63
iShares MSCI EAFE ETF	1,500		11,302		60.00	9/20/2024	76
							$324

282	American Funds Insurance Series

Managed Risk International Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
MSCI EAFE Index Futures	Long	21	3/1/2024	USD	2,365	$(2)
5 Year U.S. Treasury Note Futures	Long	11	3/1/2024		1,197	26
S&P 500 E-mini Index Futures	Short	3	3/1/2024		(723)	(24)
Mini MSCI Emerging Market Index Futures	Short	17	3/1/2024		(879)	(39)
						$(39)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.89%
American Funds Insurance Series – International Fund, Class 1	$106,435	$22,843	$38,620	$(9,073)	$23,834	$105,419	$1,596	$—
Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	12,527	6,151	6,443	(560)	733	12,408	440	—
Total 94.88%				$(9,633)	$24,567	$117,827	$2,036	$—

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	283

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Growth-and-income funds 84.94%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	19,004,155	$275,370

Total growth-and-income funds (cost: $252,721,000)		275,370

Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,270,350	32,409

Total fixed income funds (cost: $33,482,000)		32,409

Short-term securities 4.86%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	15,763,506	15,764

Total short-term securities (cost: $15,764,000)		15,764

Options purchased (equity style) 0.15%
Options purchased (equity style)*		482

Total options purchased (cost: $1,510,000)		482
Total investment securities 99.95% (cost: $303,477,000)		324,025
Other assets less liabilities 0.05%		166

Net assets 100.00%		$324,191

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	245	USD	116,861	USD	3,250.00	3/15/2024	$45
S&P 500 Index	30		14,309		3,325.00	3/15/2024	6
S&P 500 Index	15		7,155		3,350.00	3/15/2024	3
S&P 500 Index	20		9,540		3,375.00	3/15/2024	4
S&P 500 Index	150		71,547		3,300.00	6/21/2024	156
S&P 500 Index	20		9,540		3,325.00	6/21/2024	21
S&P 500 Index	100		47,698		3,375.00	6/21/2024	111
S&P 500 Index	20		9,540		3,400.00	6/21/2024	23
S&P 500 Index	20		9,540		3,450.00	6/21/2024	25
S&P 500 Index	10		4,770		3,525.00	6/21/2024	14
S&P 500 Index	10		4,770		3,575.00	6/21/2024	15
S&P 500 Index	10		4,770		3,625.00	6/21/2024	16
S&P 500 Index	25		11,924		3,675.00	6/21/2024	43
							$482

284	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	32	3/1/2024	USD	7,712	$256
5 Year U.S. Treasury Note Futures	Long	27	3/1/2024		2,937	65
						$321

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.94%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$274,603	$39,245	$74,805	$(11,248)	$47,575	$275,370	$5,506	$2,476
Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,319	13,964	13,647	(1,563)	1,336	32,409	1,234	—
Total 94.94%				$(12,811)	$48,911	$307,779	$6,740	$2,476

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	285

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2023

Growth-and-income funds 79.99%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	29,524,557	$1,749,625

Total growth-and-income funds (cost: $1,578,467,000)		1,749,625

Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,388,650	328,068

Total fixed income funds (cost: $336,782,000)		328,068

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,209,305	103,209

Total short-term securities (cost: $103,209,000)		103,209

Options purchased (equity style) 0.21%
Options purchased (equity style)*		4,657

Total options purchased (cost: $16,130,000)		4,657
Total investment securities 99.92% (cost: $2,034,588,000)		2,185,559
Other assets less liabilities 0.08%		1,697

Net assets 100.00%		$2,187,256

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	3,030	USD	1,445,259	USD	3,250.00	3/15/2024	$553
S&P 500 Index	75		35,774		3,300.00	3/15/2024	15
S&P 500 Index	335		159,789		3,325.00	3/15/2024	69
S&P 500 Index	145		69,163		3,350.00	3/15/2024	32
S&P 500 Index	90		42,929		3,375.00	3/15/2024	20
S&P 500 Index	1,600		763,173		3,300.00	6/21/2024	1,664
S&P 500 Index	330		157,404		3,325.00	6/21/2024	342
S&P 500 Index	990		472,213		3,375.00	6/21/2024	1,104
S&P 500 Index	120		57,238		3,450.00	6/21/2024	149
S&P 500 Index	15		7,155		3,475.00	6/21/2024	19
S&P 500 Index	90		42,928		3,525.00	6/21/2024	123
S&P 500 Index	40		19,079		3,575.00	6/21/2024	59
S&P 500 Index	40		19,079		3,625.00	6/21/2024	64
S&P 500 Index	165		78,702		3,675.00	6/21/2024	284
S&P 500 Index	90		42,928		3,700.00	6/21/2024	160
							$4,657

286	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	276	3/1/2024	USD	66,516	$1,908
5 Year U.S. Treasury Note Futures	Long	58	3/1/2024		6,309	140
						$2,048

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.99%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,677,875	$268,733	$484,598	$37,121	$250,494	$1,749,625	$26,154	$89,386
Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	314,614	120,092	110,905	(20,722)	24,989	328,068	11,642	—
Total 94.99%				$16,399	$275,483	$2,077,693	$37,796	$89,386

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	287

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2023

Asset allocation funds 95.07%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	83,800,992	$1,999,492

Total asset allocation funds (cost: $1,962,465,000)		1,999,492

Short-term securities 4.92%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,363,250	103,363

Total short-term securities (cost: $103,363,000)		103,363

Options purchased (equity style) 0.03%
Options purchased (equity style)*		693

Total options purchased (cost: $1,504,000)		693
Total investment securities 100.02% (cost: $2,067,332,000)		2,103,548
Other assets less liabilities (0.02)%		(352)

Net assets 100.00%		$2,103,196

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	90	USD	42,928	USD	3,250.00	3/15/2024	$17
S&P 500 Index	50		23,849		3,425.00	3/15/2024	12
S&P 500 Index	150		71,547		3,300.00	6/21/2024	156
S&P 500 Index	30		14,310		3,325.00	6/21/2024	31
S&P 500 Index	140		66,778		3,375.00	6/21/2024	156
S&P 500 Index	20		9,540		3,400.00	6/21/2024	23
S&P 500 Index	155		73,932		3,450.00	6/21/2024	192
S&P 500 Index	15		7,155		3,575.00	6/21/2024	22
S&P 500 Index	15		7,155		3,625.00	6/21/2024	24
S&P 500 Index	35		16,694		3,675.00	6/21/2024	60
							$693

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
5 Year U.S. Treasury Note Futures	Long	420	3/1/2024	USD	45,685	$1,013
S&P 500 E-mini Index Futures	Long	49	3/1/2024		11,809	392
						$1,405

288	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.07%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,084,270	$231,311	$463,691	$19,951	$127,651	$1,999,492	$47,446	$77,368

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	289

Financial statements

Statements of assets and liabilities at December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,410,185	$3,077,136	$38,790,440	$7,014,573	$3,261,346
Affiliated issuers	295,088	137,455	593,305	202,073	135,440
Cash	677	210	902	98	1,309
Cash collateral received for securities on loan	—	853	2,189	9	112
Cash collateral pledged for futures contracts	—	—	—	—	227
Cash collateral pledged for swap contracts	—	—	—	—	167
Cash denominated in currencies other than U.S. dollars	206	282	710	635	667
Unrealized appreciation on open forward currency contracts	—	—	—	—	100
Bilateral swaps, at value	—	—	—	—	95
Receivables for:
Sales of investments	490	1,938	11,650	102	1,982
Sales of fund’s shares	1,109	301	13,300	2,290	1,338
Dividends and interest	9,191	2,212	19,399	10,700	6,539
Closed forward currency contracts	—	—	—	—	18
Variation margin on futures contracts	—	—	—	—	45
Variation margin on centrally cleared swap contracts	—	—	—	—	3
Securities lending income	6	125	16	3	3
Other	206	47	117	291	113
	7,717,158	3,220,559	39,432,028	7,230,774	3,409,504
Liabilities:
Collateral for securities on loan	—	8,535	21,892	86	1,117
Unrealized depreciation on open forward currency contracts	—	—	—	—	213
Unrealized depreciation on unfunded commitments*	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	1,406	1,449	9,048	11,405	5,680
Repurchases of fund’s shares	17,952	5,291	83,137	6,860	4,039
Investment advisory services	2,338	1,568	10,122	2,837	1,421
Insurance administrative fees	433	171	2,147	250	467
Services provided by related parties	1,072	530	5,410	966	410
Trustees’ deferred compensation	95	59	527	179	45
Closed forward currency contracts	—	—	—	—	114
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	4
Non-U.S. taxes	3,614	18,354	887	29,059	17,629
Other	66	46	48	120	76
	26,976	36,003	133,218	51,762	31,217
Commitments and contingencies*
Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,420,294	$2,408,999	$19,227,288	$5,986,970	$2,440,206
Total distributable earnings (accumulated loss)	3,269,888	775,557	20,071,522	1,192,042	938,081
Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Investment securities on loan, at value	$19,320	$30,423	$21,365	$82	$1,705
Investment securities, at cost
Unaffiliated issuers	4,384,591	2,387,792	19,733,033	5,250,234	2,307,420
Affiliated issuers	295,100	132,190	593,293	202,072	135,431
Cash denominated in currencies other than U.S. dollars, at cost	206	279	710	636	668
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

290	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,950,599	$1,819,186	$36,115,540	$319,735	$1,183,335
Affiliated issuers	330,479	44,944	1,430,798	10,070	126,808
Cash	492	629	14,851	68	596
Cash collateral received for securities on loan	1,088	715	11,533	225	1,799
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	577	2	106	332
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Receivables for:
Sales of investments	10,876	4,727	42,645	5	24,257
Sales of fund’s shares	2,609	366	3,768	94	1,091
Dividends and interest	15,645	3,455	51,289	1,175	5,199
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	65
Variation margin on centrally cleared swap contracts	—	—	—	—	29
Securities lending income	14	4	22	1	6
Other	17	108	291	5	77
	10,311,819	1,874,711	37,670,739	331,484	1,343,594
Liabilities:
Collateral for securities on loan	10,881	7,147	115,333	2,250	17,994
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments*	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	2,814	1,470	34,091	81	71,213
Repurchases of fund’s shares	7,503	2,876	54,035	98	1,650
Investment advisory services	2,009	566	7,889	127	227
Insurance administrative fees	794	140	1,207	86	342
Services provided by related parties	1,135	313	4,058	72	150
Trustees’ deferred compensation	114	27	574	14	9
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	33
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	224	819	1,508	170	674
Other	4	18	68	6	8
	25,478	13,376	218,763	2,904	92,325
Commitments and contingencies*
Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,170,355	$1,361,420	$19,460,384	$311,613	$1,075,724
Total distributable earnings (accumulated loss)	3,115,986	499,915	17,991,592	16,967	175,545
Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Investment securities on loan, at value	$10,510	$7,091	$110,228	$2,296	$17,090
Investment securities, at cost
Unaffiliated issuers	6,941,713	1,244,974	20,029,188	278,300	990,869
Affiliated issuers	330,455	44,948	1,430,636	10,069	130,558
Cash denominated in currencies other than U.S. dollars, at cost	—	578	2	106	332
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	291

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund		American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$23,162,383	$383,108	$10,585,364	$1,448,641		$832,985
Affiliated issuers	3,803,664	21,315	2,168,331	229,992		27,114
Cash	1,820	160	157	123		676
Cash collateral received for securities on loan	2,524	107	—	—		—
Cash collateral pledged for futures contracts	—	—	—	—		92
Cash collateral pledged for swap contracts	—	—	—	—		151
Cash denominated in currencies other than U.S. dollars	1,427	76	1	119		949
Unrealized appreciation on open forward currency contracts	—	672	35	9,188		—
Bilateral swaps, at value	—	—	—	278		—
Receivables for:
Sales of investments	402,570	2,867	1,363,779	30,804		730
Sales of fund’s shares	1,187	102	4,887	1,290		219
Dividends and interest	91,759	1,794	83,411	14,611		12,832
Closed forward currency contracts	—	27	—	213		—
Variation margin on futures contracts	2,625	66	4,317	547		6
Variation margin on centrally cleared swap contracts	90	27	687	282		11
Securities lending income	25	2	—	—		—
Other	437	32	26	238		2
	27,470,511	410,355	14,210,995	1,736,326		875,767
Liabilities:
Collateral for securities on loan	25,242	1,069	—	—		—
Unrealized depreciation on open forward currency contracts	—	354	931	5,355		—
Unrealized depreciation on unfunded commitments*	3	—	—	—	†	4
Options written, at value	—	—	—	—		—
Payables for:
Purchases of investments	1,727,865	18,832	3,187,501	185,688		1,214
Repurchases of fund’s shares	18,513	553	8,205	1,175		255
Investment advisory services	5,715	141	1,494	549		193
Insurance administrative fees	3,441	77	712	34		60
Services provided by related parties	2,733	69	1,083	220		157
Trustees’ deferred compensation	340	4	140	28		32
Closed forward currency contracts	—	174	—	1,748		—
Variation margin on futures contracts	127	76	2,624	761		—
Variation margin on centrally cleared swap contracts	21	18	367	284		7
Non-U.S. taxes	1,159	217	18	79		—
Other	22	7	6	64		—
	1,785,181	21,591	3,203,081	195,985		1,922
Commitments and contingencies*
Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Net assets consist of:
Capital paid in on shares of beneficial interest	$18,661,978	$340,521	$12,500,028	$1,776,957		$1,206,031
Total distributable earnings (accumulated loss)	7,023,352	48,243	(1,492,114)	(236,616)		(332,186)
Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Investment securities on loan, at value	$24,156	$1,039	$—	$—		$—
Investment securities, at cost
Unaffiliated issuers	17,202,164	332,291	10,781,553	1,497,871		841,494
Affiliated issuers	3,970,991	20,838	2,168,297	226,378		27,115
Cash denominated in currencies other than U.S. dollars, at cost	1,416	76	1	119		923
Premiums received on options written	—	—	—	—		—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

292	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$125,656	$385,925		$1,705,817	$25,397	$6,391
Affiliated issuers	—	—		—	481,944	117,827
Cash	2,653	9,121		40,117	—	—
Cash collateral received for securities on loan	—	—		—	—	—
Cash collateral pledged for futures contracts	—	—		—	690	71
Cash collateral pledged for swap contracts	—	—		—	—	—
Cash denominated in currencies other than U.S. dollars	—	—		—	—	—
Unrealized appreciation on open forward currency contracts	—	—		—	—	—
Bilateral swaps, at value	—	—		—	—	—
Receivables for:
Sales of investments	12,583	—		119,306	592	78
Sales of fund’s shares	85	2,904		491	—	10
Dividends and interest	373	39		8,842	111	25
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	56	—		953	3	22
Variation margin on centrally cleared swap contracts	9	—		477	—	—
Securities lending income	—	—		—	—	—
Other	1	—		—	—	—
	141,416	397,989		1,876,003	508,737	124,424
Liabilities:
Collateral for securities on loan	—	—		—	—	—
Unrealized depreciation on open forward currency contracts	—	—		—	—	—
Unrealized depreciation on unfunded commitments*	—	—		—	—	—
Options written, at value	—	—		824	—	—
Payables for:
Purchases of investments	33,520	24,795		349,161	44	86
Repurchases of fund’s shares	24	230		850	577	23
Investment advisory services	16	82		224	42	10
Insurance administrative fees	28	36		113	300	75
Services provided by related parties	21	80		306	101	25
Trustees’ deferred compensation	3	12		45	5	2
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	10	—		110	33	21
Variation margin on centrally cleared swap contracts	3	—		340	—	—
Non-U.S. taxes	—	—		—	—	—
Other	—	—	*	1	—	—
	33,625	25,235		351,974	1,102	242
Commitments and contingencies*
Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Net assets consist of:
Capital paid in on shares of beneficial interest	$118,822	$369,575		$1,779,673	$535,193	$150,466
Total distributable earnings (accumulated loss)	(11,031)	3,179		(255,644)	(27,558)	(26,284)
Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Investment securities on loan, at value	$—	$—		$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	125,545	386,032		1,732,671	26,734	6,581
Affiliated issuers	—	—		—	398,320	106,954
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—	—	—
Premiums received on options written	—	—		481	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	293

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$16,246	$107,866	$104,056
Affiliated issuers	307,779	2,077,693	1,999,492
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	415	3,338	1,166
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Bilateral swaps, at value	—	—	—
Receivables for:
Sales of investments	253	7,481	1,313
Sales of fund’s shares	1	13	161
Dividends and interest	71	472	468
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	2	5	36
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Other	—	—	—
	324,767	2,196,868	2,106,692
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments*	—	—	—
Options written, at value	—	—	—
Payables for:
Purchases of investments	24	—	—
Repurchases of fund’s shares	242	7,887	1,543
Investment advisory services	27	183	177
Insurance administrative fees	194	1,298	1,279
Services provided by related parties	66	57	436
Trustees’ deferred compensation	4	18	31
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	19	169	30
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	576	9,612	3,496
Commitments and contingencies*
Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Net assets consist of:
Capital paid in on shares of beneficial interest	$340,685	$2,029,898	$2,032,231
Total distributable earnings (accumulated loss)	(16,494)	157,358	70,965
Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	17,274	119,339	104,867
Affiliated issuers	286,203	1,915,249	1,962,465
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—
Premiums received on options written	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

294	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,418,477	$1,001,137	$17,382,394	$3,353,223	$1,778,087
	Shares outstanding	100,780	53,924	174,798	191,642	69,772
	Net asset value per share	$33.92	$18.57	$99.44	$17.50	$25.48
Class 1A:	Net assets	$17,621	$5,224	$279,413	$12,159	$10,382
	Shares outstanding	522	285	2,838	698	409
	Net asset value per share	$33.74	$18.31	$98.46	$17.41	$25.36
Class 2:	Net assets	$3,522,408	$1,878,462	$17,878,990	$3,381,831	$802,751
	Shares outstanding	105,326	107,368	182,074	194,242	31,897
	Net asset value per share	$33.44	$17.50	$98.20	$17.41	$25.17
Class 3:	Net assets			$236,105	$16,515
	Shares outstanding	Not applicable	Not applicable	2,348	941	Not applicable
	Net asset value per share			$100.54	$17.56
Class 4:	Net assets	$731,676	$299,733	$3,521,908	$415,284	$787,067
	Shares outstanding	22,118	17,164	36,803	24,239	31,546
	Net asset value per share	$33.08	$17.46	$95.70	$17.13	$24.95

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$6,020,084	$579,605	$22,318,720	$15,315	$659,875
	Shares outstanding	415,494	41,845	376,644	1,516	56,740
	Net asset value per share	$14.49	$13.85	$59.26	$10.10	$11.63
Class 1A:	Net assets	$23,218	$7,099	$35,564	$6,265	$10,418
	Shares outstanding	1,609	515	604	638	897
	Net asset value per share	$14.43	$13.77	$58.88	$9.83	$11.62
Class 2:	Net assets	$2,898,715	$1,039,966	$12,894,253	$164,333	$14,935
	Shares outstanding	203,946	75,301	221,178	16,727	1,285
	Net asset value per share	$14.21	$13.81	$58.30	$9.82	$11.62
Class 3:	Net assets			$141,816
	Shares outstanding	Not applicable	Not applicable	2,387	Not applicable	Not applicable
	Net asset value per share			$59.40
Class 4:	Net assets	$1,344,324	$234,665	$2,061,623	$142,667	$566,041
	Shares outstanding	95,611	17,438	35,957	14,760	48,785
	Net asset value per share	$14.06	$13.46	$57.34	$9.67	$11.60

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	295

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,555,068	$97,560	$6,907,965	$665,253	$223,148
	Shares outstanding	651,900	7,887	724,190	65,462	24,966
	Net asset value per share	$23.86	$12.37	$9.54	$10.16	$8.94
Class 1A:	Net assets	$32,203	$2,759	$258,248	$1,464	$2,613
	Shares outstanding	1,357	224	27,264	145	294
	Net asset value per share	$23.74	$12.30	$9.47	$10.08	$8.90
Class 2:	Net assets	$4,260,925	$160,175	$2,879,288	$817,156	$532,796
	Shares outstanding	181,115	13,016	306,439	81,456	61,048
	Net asset value per share	$23.53	$12.31	$9.40	$10.03	$8.73
Class 3:	Net assets	$29,979				$8,335
	Shares outstanding	1,255	Not applicable	Not applicable	Not applicable	927
	Net asset value per share	$23.90				$8.99
Class 4:	Net assets	$5,807,155	$128,270	$962,413	$56,468	$106,953
	Shares outstanding	248,834	10,598	102,937	5,718	10,972
	Net asset value per share	$23.34	$12.10	$9.35	$9.88	$9.75

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$16,797	$40,359	$257,469
	Shares outstanding	1,780	3,556	25,987	Not applicable	Not applicable
	Net asset value per share	$9.44	$11.35	$9.91
Class 1A:	Net assets	$1,877	$119	$4,825
	Shares outstanding	201	10	489	Not applicable	Not applicable
	Net asset value per share	$9.32	$11.35	$9.87
Class 2:	Net assets	$43,847	$272,475	$1,073,139
	Shares outstanding	4,693	24,818	109,738	Not applicable	Not applicable
	Net asset value per share	$9.34	$10.98	$9.78
Class 3:	Net assets		$4,266	$5,896
	Shares outstanding	Not applicable	383	593	Not applicable	Not applicable
	Net asset value per share		$11.13	$9.94
Class 4:	Net assets	$45,270	$55,535	$182,700
	Shares outstanding	4,907	5,027	18,699	Not applicable	Not applicable
	Net asset value per share	$9.23	$11.05	$9.77
Class P1:	Net assets				$12,545	$1,934
	Shares outstanding	Not applicable	Not applicable	Not applicable	1,155	231
	Net asset value per share				$10.86	$8.36
Class P2:	Net assets				$495,090	$122,248
	Shares outstanding	Not applicable	Not applicable	Not applicable	46,151	14,699
	Net asset value per share				$10.73	$8.32

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

296	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,681	$1,909,950	$10,061
	Shares outstanding	255	152,381	846
	Net asset value per share	$10.50	$12.53	$11.90
Class P2:	Net assets	$321,510	$277,306	$2,093,135
	Shares outstanding	30,820	22,271	181,595
	Net asset value per share	$10.43	$12.45	$11.53

*	Refer to Note 5 for further information on unfunded commitments.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	297

Financial statements (continued)

Statements of operations for the year ended December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$95,291	$30,245	$295,616	$113,636	$54,024
Affiliated issuers	14,357	7,198	52,082	14,923	8,436
	109,648	37,443	347,698	128,559	62,460
Interest from unaffiliated issuers	412	20	1,471	35	8,977
European Union withholding tax reclaims	695	—	386	11,142	269
Interest from European Union withholding tax reclaims	144	—	17	649	—
Securities lending income (net of fees)	179	1,244	652	160	63
	111,078	38,707	350,224	140,545	71,769
Fees and expenses*:
Investment advisory services	34,394	19,616	109,748	33,259	18,755
Distribution services	10,078	5,182	48,375	9,193	3,822
Insurance administrative services	1,672	705	7,920	1,011	1,881
Transfer agent services	2	1	8	2	1
Administrative services	2,172	910	10,528	2,087	975
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	89	38	423	88	40
Registration statement and prospectus	30	11	153	33	16
Trustees’ compensation	29	13	141	27	13
Auditing and legal	95	104	116	108	126
Custodian	490	429	372	929	699
Other	5	44	19	6	47
Total fees and expenses before waivers/reimbursement	49,056	27,053	177,803	46,743	26,375
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	7,965	1,516	—	—	2,275
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	7,965	1,516	—	—	2,275
Total fees and expenses after waivers/reimbursement	41,091	25,537	177,803	46,743	24,100
Net investment income	69,987	13,170	172,421	93,802	47,669
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	229,370	110,287	1,076,133	(163,688)	20,228
Affiliated issuers	90	34	315	57	17
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	461
Forward currency contracts	—	—	—	—	(182)
Swap contracts	—	—	—	—	92
Currency transactions	395	(209)	(771)	(2,626)	(6)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	229,855	110,112	1,075,677	(166,257)	20,610
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,184,453	335,037	10,184,610	1,105,976	413,899
Affiliated issuers	(38)	4,113	(206)	(47)	(12)
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(114)
Forward currency contracts	—	—	—	—	(63)
Swap contracts	—	—	—	—	93
Currency translations	(669)	51	153	217	33
	1,183,746	339,201	10,184,557	1,106,146	413,836
Net realized gain (loss) and unrealized appreciation (depreciation)	1,413,601	449,313	11,260,234	939,889	434,446
Net increase (decrease) in net assets resulting from operations	$1,483,588	$462,483	$11,432,655	$1,033,691	$482,115

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

298	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$208,224	$39,884	$553,651	$9,317	$34,076
Affiliated issuers	18,395	3,253	99,540	658	6,109
	226,619	43,137	653,191	9,975	40,185
Interest from unaffiliated issuers	13	839	343	80	5,886
European Union withholding tax reclaims	—	212	266	397	—
Interest from European Union withholding tax reclaims	—	12	14	25	—
Securities lending income (net of fees)	485	51	537	24	115
	227,117	44,251	654,351	10,501	46,186
Fees and expenses*:
Investment advisory services	36,236	8,437	88,400	1,504	4,183
Distribution services	9,924	3,024	34,945	736	1,389
Insurance administrative services	3,057	531	4,588	344	1,379
Transfer agent services	2	— †	8	— †	— †
Administrative services	2,907	533	10,406	94	352
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	90	19	412	7	15
Registration statement and prospectus	103	8	154	2	9
Trustees’ compensation	39	7	138	1	4
Auditing and legal	64	85	119	81	78
Custodian	269	137	437	64	91
Other	5	3	18	— †	2
Total fees and expenses before waivers/reimbursement	52,696	12,784	139,625	2,833	7,502
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	13,564	1,954	—	31	1,640
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	13,564	1,954	—	31	1,640
Total fees and expenses after waivers/reimbursement	39,132	10,830	139,625	2,802	5,862
Net investment income	187,985	33,421	514,726	7,699	40,324
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	89,681	5,344	1,802,577	(111)	3,435
Affiliated issuers	18	(2)	244	2	(728)
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(4,166)
Forward currency contracts	—	—	—	2	—
Swap contracts	—	—	—	—	1,572
Currency transactions	10	(20)	(670)	97	129
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	89,709	5,322	1,802,151	(10)	242
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,300,468	302,302	5,849,541	38,269	59,943
Affiliated issuers	(27)	(4)	(165)	(2)	1,922
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	2,535
Forward currency contracts	—	—	—	(5)	—
Swap contracts	—	—	—	—	(1,039)
Currency translations	14	(118)	309	(64)	(14)
	1,300,455	302,180	5,849,685	38,198	63,347
Net realized gain (loss) and unrealized appreciation (depreciation)	1,390,164	307,502	7,651,836	38,188	63,589
Net increase (decrease) in net assets resulting from operations	$1,578,149	$340,923	$8,166,562	$45,887	$103,913

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	299

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$296,325	$6,464	$—	$19	$1,073
Affiliated issuers	174,553	1,470	103,521	9,073	1,630
	470,878	7,934	103,521	9,092	2,703
Interest from unaffiliated issuers	220,351	3,983	355,169	46,607	59,401
European Union withholding tax reclaims	313	8	—	—	—
Interest from European Union withholding tax reclaims	18	— †	—	—	—
Securities lending income (net of fees)	407	13	—	—	—
	691,967	11,938	458,690	55,699	62,104
Fees and expenses*:
Investment advisory services	66,138	1,670	37,190	6,294	3,387
Distribution services	24,242	690	9,241	2,019	1,539
Insurance administrative services	13,816	303	2,730	136	227
Transfer agent services	6	— †	2	— †	— †
Administrative services	7,440	112	3,170	438	252
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	278	8	128	20	14
Registration statement and prospectus	110	2	46	4	4
Trustees’ compensation	100	2	42	6	3
Auditing and legal	94	70	61	55	56
Custodian	236	106	126	241	25
Other	15	3	6	1	11
Total fees and expenses before waivers/reimbursement	112,475	2,966	52,742	9,214	5,518
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	37	20,074	—	1,174
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	37	20,074	—	1,174
Total fees and expenses after waivers/reimbursement	112,475	2,929	32,668	9,214	4,344
Net investment income	579,492	9,009	426,022	46,485	57,760
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,319,289	(5,022)	(381,455)	(73,895)	(32,546)
Affiliated issuers	(78,945)	(75)	145	6	8
Options written	—	—	—	—	—
Futures contracts	(72,113)	(107)	(169,252)	(3,487)	105
Forward currency contracts	—	(1,387)	1,833	(19,300)	—
Swap contracts	(5,784)	(1,041)	(5,695)	(8,570)	(813)
Currency transactions	591	(82)	(240)	(471)	(46)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	1,163,038	(7,714)	(554,664)	(105,717)	(33,292)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,452,482	45,246	596,287	128,248	72,998
Affiliated issuers	141,372	426	(165)	2,018	(9)
Options written	—	—	—	—	—
Futures contracts	8,342	720	65,223	9,889	97
Forward currency contracts	—	(218)	(4,543)	(720)	—
Swap contracts	2,859	938	(3,181)	10,132	174
Currency translations	371	14	(44)	(193)	57
	1,605,426	47,126	653,577	149,374	73,317
Net realized gain (loss) and unrealized appreciation (depreciation)	2,768,464	39,412	98,913	43,657	40,025
Net increase (decrease) in net assets resulting from operations	$3,347,956	$48,421	$524,935	$90,142	$97,785

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

300	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$—	$—	$—	$899	$245
Affiliated issuers	—	—	—	4,157	2,036
	—	—	—	5,056	2,281
Interest from unaffiliated issuers	5,050	20,383	63,997	—	—
European Union withholding tax reclaims	—	—	—	—	—
Interest from European Union withholding tax reclaims	—	—	—	—	—
Securities lending income (net of fees)	—	—	—	—	—
	5,050	20,383	63,997	5,056	2,281
Fees and expenses*:
Investment advisory services	303	1,026	4,432	720	186
Distribution services	218	888	3,125	1,174	305
Insurance administrative services	112	167	472	1,200	309
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	31	120	451	—	—
Accounting and administrative services	—	—	—	32	27
Reports to shareholders	6	9	21	—	—
Registration statement and prospectus	2	3	7	8	6
Trustees’ compensation	— †	2	6	2	— †
Auditing and legal	47	45	49	17	17
Custodian	19	1	37	51	46
Other	— †	— †	1	9	— †
Total fees and expenses before waivers/reimbursement	738	2,261	8,601	3,213	896
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	123	—	1,803	240	62
Miscellaneous fee reimbursement	—	—	—	—	59
Total waivers/reimbursement of fees and expenses	123	—	1,803	240	121
Total fees and expenses after waivers/reimbursement	615	2,261	6,798	2,973	775
Net investment income	4,435	18,122	57,199	2,083	1,506
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(2,757)	—	(48,985)	(3,861)	(1,109)
Affiliated issuers	—	—	—	(26,000)	(9,633)
Options written	—	—	19	—	—
Futures contracts	(1,723)	—	(42,489)	(23,442)	(6,868)
Forward currency contracts	—	—	—	—	—
Swap contracts	802	—	(4,725)	—	—
Currency transactions	—	—	—	342	56
Capital gain distributions received from affiliated issuers	—	—	—	22,902	—
	(3,678)	—	(96,180)	(30,059)	(17,554)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	2,715	(50)	53,554	(326)	40
Affiliated issuers	—	—	—	136,946	24,567
Options written	—	—	(343)	—	—
Futures contracts	1,075	—	21,994	(7,004)	(1,050)
Forward currency contracts	—	—	—	—	—
Swap contracts	(780)	—	6,257	—	—
Currency translations	—	—	—	—	—
	3,010	(50)	81,462	129,616	23,557
Net realized gain (loss) and unrealized appreciation (depreciation)	(668)	(50)	(14,718)	99,557	6,003
Net increase (decrease) in net assets resulting from operations	$3,767	$18,072	$42,481	$101,640	$7,509

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	301

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$670	$4,559	$4,694
Affiliated issuers	6,740	37,796	47,446
	7,410	42,355	52,140
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,410	42,355	52,140
Fees and expenses*:
Investment advisory services	476	3,185	3,163
Distribution services	786	673	5,253
Insurance administrative services	793	5,308	5,272
Transfer agent services	— †	— †	— †
Administrative services	—	—	—
Accounting and administrative services	29	50	47
Reports to shareholders	—	—	—
Registration statement and prospectus	7	20	24
Trustees’ compensation	1	9	9
Auditing and legal	17	19	20
Custodian	50	75	76
Other	— †	1	1
Total fees and expenses before waivers/reimbursement	2,159	9,340	13,865
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	159	1,062	1,054
Miscellaneous fee reimbursement	8	—	—
Total waivers/reimbursement of fees and expenses	167	1,062	1,054
Total fees and expenses after waivers/reimbursement	1,992	8,278	12,811
Net investment income	5,418	34,077	39,329
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(3,516)	(37,878)	(4,444)
Affiliated issuers	(12,811)	16,399	19,951
Options written	—	—	—
Futures contracts	(8,790)	(43,903)	(46,392)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	113	743	557
Capital gain distributions received from affiliated issuers	2,476	89,386	77,368
	(22,528)	24,747	47,040
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(48)	(497)	693
Affiliated issuers	48,911	275,483	127,651
Options written	—	—	—
Futures contracts	(2,281)	(14,603)	(12,177)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	46,582	260,383	116,167
Net realized gain (loss) and unrealized appreciation (depreciation)	24,054	285,130	163,207
Net increase (decrease) in net assets resulting from operations	$29,472	$319,207	$202,536

*	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

302	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$69,987	$63,824	$13,170	$1,656	$172,421	$165,240
Net realized gain (loss)	229,855	553,121	110,112	25,952	1,075,677	1,854,075
Net unrealized appreciation (depreciation)	1,183,746	(2,976,944)	339,201	(1,292,504)	10,184,557	(15,238,596)
Net increase (decrease) in net assets resulting from operations	1,483,588	(2,359,999)	462,483	(1,264,896)	11,432,655	(13,219,281)

Distributions paid to shareholders	(620,422)	(892,563)	(48,426)	(1,091,116)	(2,137,413)	(5,140,514)

Net capital share transactions	(108,638)	597,636	(172,404)	721,994	(892,780)	3,850,397

Total increase (decrease) in net assets	754,528	(2,654,926)	241,653	(1,634,018)	8,402,462	(14,509,398)

Net assets:
Beginning of year	6,935,654	9,590,580	2,942,903	4,576,921	30,896,348	45,405,746
End of year	$7,690,182	$6,935,654	$3,184,556	$2,942,903	$39,298,810	$30,896,348

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$93,802	$132,306	$47,669	$44,512	$187,985	$197,559
Net realized gain (loss)	(166,257)	(377,954)	20,610	(3,390)	89,709	73,811
Net unrealized appreciation (depreciation)	1,106,146	(1,582,846)	413,836	(970,379)	1,300,455	(1,207,065)
Net increase (decrease) in net assets resulting from operations	1,033,691	(1,828,494)	482,115	(929,257)	1,578,149	(935,695)

Distributions paid to shareholders	(97,498)	(1,146,487)	(49,443)	(357,382)	(280,747)	(2,416,808)

Net capital share transactions	(476,762)	265,209	(138,169)	(77,021)	(454,761)	1,331,066

Total increase (decrease) in net assets	459,431	(2,709,772)	294,503	(1,363,660)	842,641	(2,021,437)

Net assets:
Beginning of year	6,719,581	9,429,353	3,083,784	4,447,444	9,443,700	11,465,137
End of year	$7,179,012	$6,719,581	$3,378,287	$3,083,784	$10,286,341	$9,443,700

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	303

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$33,421	$40,174	$514,726	$505,414	$7,699	$9,759
Net realized gain (loss)	5,322	(82,728)	1,802,151	1,820,825	(10)	(25,298)
Net unrealized appreciation (depreciation)	302,180	(336,781)	5,849,685	(9,143,503)	38,198	(40,719)
Net increase (decrease) in net assets resulting from operations	340,923	(379,335)	8,166,562	(6,817,264)	45,887	(56,258)

Distributions paid to shareholders	(33,998)	(454,298)	(2,341,589)	(3,956,410)	(7,633)	(154,047)

Net capital share transactions	(170,988)	175,376	(1,355,964)	804,156	(10,671)	132,760

Total increase (decrease) in net assets	135,937	(658,257)	4,469,009	(9,969,518)	27,583	(77,545)

Net assets:
Beginning of year	1,725,398	2,383,655	32,982,967	42,952,485	300,997	378,542
End of year	$1,861,335	$1,725,398	$37,451,976	$32,982,967	$328,580	$300,997

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$40,324	$34,471	$579,492	$529,656	$9,009	$6,810
Net realized gain (loss)	242	(7,752)	1,163,038	911,950	(7,714)	40,249
Net unrealized appreciation (depreciation)	63,347	(109,594)	1,605,426	(5,491,758)	47,126	(113,780)
Net increase (decrease) in net assets resulting from operations	103,913	(82,875)	3,347,956	(4,050,152)	48,421	(66,721)

Distributions paid to shareholders	(34,911)	(31,988)	(1,526,238)	(3,253,724)	(50,940)	(2,232)

Net capital share transactions	43,201	109,402	(936,962)	1,398,530	23,523	(30,663)

Total increase (decrease) in net assets	112,203	(5,461)	884,756	(5,905,346)	21,004	(99,616)

Net assets:
Beginning of year	1,139,066	1,144,527	24,800,574	30,705,920	367,760	467,376
End of year	$1,251,269	$1,139,066	$25,685,330	$24,800,574	$388,764	$367,760

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

304	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$426,022	$331,906	$46,485	$37,525	$57,760	$51,837
Net realized gain (loss)	(554,664)	(826,910)	(105,717)	(191,130)	(33,292)	(26,443)
Net unrealized appreciation (depreciation)	653,577	(1,048,389)	149,374	(188,581)	73,317	(118,693)
Net increase (decrease) in net assets resulting from operations	524,935	(1,543,393)	90,142	(342,186)	97,785	(93,299)

Distributions paid to shareholders	(382,616)	(462,954)	—	(30,830)	(58,266)	(67,772)

Net capital share transactions	644,513	(959,150)	(31,695)	(230,098)	2,772	(59,810)

Total increase (decrease) in net assets	786,832	(2,965,497)	58,447	(603,114)	42,291	(220,881)

Net assets:
Beginning of year	10,221,082	13,186,579	1,481,894	2,085,008	831,554	1,052,435
End of year	$11,007,914	$10,221,082	$1,540,341	$1,481,894	$873,845	$831,554

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$4,435	$1,712	$18,122	$4,946	$57,199	$45,209
Net realized gain (loss)	(3,678)	(8,753)	— *	— *	(96,180)	(136,848)
Net unrealized appreciation (depreciation)	3,010	(5,029)	(50)	(59)	81,462	(110,189)
Net increase (decrease) in net assets resulting from operations	3,767	(12,070)	18,072	4,887	42,481	(201,828)

Distributions paid to shareholders	(3,960)	(1,793)	(17,531)	(2,237)	(55,687)	(60,476)

Net capital share transactions	18,941	(231,492)	(60,048)	96,950	36,513	(402,273)

Total increase (decrease) in net assets	18,748	(245,355)	(59,507)	99,600	23,307	(664,577)

Net assets:
Beginning of year	89,043	334,398	432,261	332,661	1,500,722	2,165,299
End of year	$107,791	$89,043	$372,754	$432,261	$1,524,029	$1,500,722

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	305

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$2,083	$1,038	$1,506	$1,885	$5,418	$5,383
Net realized gain (loss)	(30,059)	31,786	(17,554)	9,474	(22,528)	86,734
Net unrealized appreciation (depreciation)	129,616	(181,950)	23,557	(36,471)	46,582	(125,509)
Net increase (decrease) in net assets resulting from operations	101,640	(149,126)	7,509	(25,112)	29,472	(33,392)

Distributions paid to shareholders	(111,683)	(90,246)	(10,852)	(4,275)	(47,987)	(14,671)

Net capital share transactions	63,436	97,021	1,591	(6,014)	19,234	(1,502)

Total increase (decrease) in net assets	53,393	(142,351)	(1,752)	(35,401)	719	(49,565)

Net assets:
Beginning of year	454,242	596,593	125,934	161,335	323,472	373,037
End of year	$507,635	$454,242	$124,182	$125,934	$324,191	$323,472

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$34,077	$29,534	$39,329	$33,407
Net realized gain (loss)	24,747	246,288	47,040	232,971
Net unrealized appreciation (depreciation)	260,383	(718,267)	116,167	(652,457)
Net increase (decrease) in net assets resulting from operations	319,207	(442,445)	202,536	(386,079)

Distributions paid to shareholders	(297,374)	(99,803)	(287,115)	(138,964)

Net capital share transactions	63,979	(23,880)	(1,697)	(104,505)

Total increase (decrease) in net assets	85,812	(566,128)	(86,276)	(629,548)

Net assets:
Beginning of year	2,101,444	2,667,572	2,189,472	2,819,020
End of year	$2,187,256	$2,101,444	$2,103,196	$2,189,472

*	Amount less than one thousand.

Refer to the notes to financial statements.

306	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 40 different funds (“the funds”), including 23 funds in the series covered in this report. The other 17 funds in the series are covered in separate reports. Twelve funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Insurance Series	307

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund— To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

308	American Funds Insurance Series

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

American Funds Insurance Series	309

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2023 (dollars in thousands):

310	American Funds Insurance Series

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$1,419,560	$716,633	$—		$2,136,193
Health care	677,242	553,206	—		1,230,448
Consumer discretionary	692,051	451,489	—		1,143,540
Financials	395,032	461,732	—	*	856,764
Industrials	190,481	426,357	—		616,838
Consumer staples	246,873	133,308	—		380,181
Communication services	259,923	79,590	—		339,513
Materials	220,874	106,904	—		327,778
Energy	180,544	74,490	—	*	255,034
Utilities	15,330	—	—		15,330
Real estate	4,940	—	—		4,940
Preferred securities	—	103,626	—		103,626
Short-term securities	295,088	—	—		295,088
Total	$4,597,938	$3,107,335	$—	*	$7,705,273

*	Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$202,893	$480,073	$—	$682,966
Consumer discretionary	396,692	155,297	—	551,989
Information technology	304,784	200,995	991	506,770
Health care	330,649	161,010	—	491,659
Financials	109,152	211,218	—	320,370
Materials	45,145	113,681	—	158,826
Communication services	52,354	60,173	—	112,527
Real estate	42,927	68,801	—	111,728
Energy	32,978	23,384	—	56,362
Utilities	14,810	29,350	—	44,160
Consumer staples	17,479	13,221	—	30,700
Preferred securities	—	—	22,521	22,521
Rights & warrants	—	3,878	—	3,878
Short-term securities	120,135	—	—	120,135
Total	$1,669,998	$1,521,081	$23,512	$3,214,591

American Funds Insurance Series	311

Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$7,847,400	$390,278	$4,303		$8,241,981
Communication services	7,074,099	—	—		7,074,099
Consumer discretionary	5,416,269	494,678	—		5,910,947
Health care	5,289,688	227,851	31,351		5,548,890
Industrials	4,144,154	290,562	2,674		4,437,390
Financials	2,931,955	47,675	—		2,979,630
Energy	1,638,573	—	—		1,638,573
Consumer staples	1,460,783	12,548	2,901		1,476,232
Materials	889,323	31,646	—		920,969
Utilities	266,939	—	—		266,939
Real estate	160,301	—	—		160,301
Preferred securities	—	—	114,310		114,310
Rights & warrants	—	—	—	*	—	*
Bonds, notes & other debt instruments	—	5,508	—		5,508
Short-term securities	607,976	—	—		607,976
Total	$37,727,460	$1,500,746	$155,539		$39,383,745

*	Amount less than one thousand.

International Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$26,764	$1,227,008	$—		$1,253,772
Information technology	423,363	605,671	5,140		1,034,174
Health care	19,298	843,587	—		862,885
Materials	211,640	633,237	—		844,877
Consumer discretionary	174,706	639,232	—		813,938
Financials	115,668	696,800	—		812,468
Energy	215,588	339,488	—		555,076
Communication services	—	340,975	—		340,975
Consumer staples	—	322,178	—		322,178
Utilities	—	89,318	—		89,318
Real estate	—	39,777	—		39,777
Preferred securities	—	44,635	470		45,105
Rights & warrants	—	—	—	*	—	*
Short-term securities	202,103	—	—		202,103
Total	$1,389,130	$5,821,906	$5,610		$7,216,646

*	Amount less than one thousand.

312	American Funds Insurance Series

New World Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$99,031	$418,226	$—	*	$517,257
Information technology	268,018	237,621	411		506,050
Industrials	109,530	321,304	—		430,834
Health care	152,605	247,392	—		399,997
Consumer discretionary	113,807	239,969	—		353,776
Materials	113,091	120,585	—	*	233,676
Communication services	90,913	132,924	1,985		225,822
Consumer staples	58,232	164,992	—	*	223,224
Energy	42,137	62,981	—	*	105,118
Real estate	18,133	48,519	—		66,652
Utilities	11,924	28,167	—		40,091
Preferred securities	3,123	12,433	6,905		22,461
Rights & warrants	—	1,838	—		1,838
Convertible bonds & notes	—	195	—		195
Bonds, notes & other debt instruments	—	133,350	—		133,350
Short-term securities	136,445	—	—		136,445
Total	$1,216,989	$2,170,496	$9,301		$3,396,786

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$244	$—	$—	$244
Unrealized appreciation on open forward currency contracts	—	100	—	100
Unrealized appreciation on bilateral interest rate swaps	—	95	—	95
Liabilities:
Unrealized depreciation on futures contracts	(265)	—	—	(265)
Unrealized depreciation on open forward currency contracts	—	(213)	—	(213)
Unrealized depreciation on centrally cleared interest rate swaps	—	—	—	—
Unrealized depreciation on bilateral interest rate swaps	—	—	—	—
Total	$(21)	$(18)	$—	$(39)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	313

Capital World Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$261,166	$118,220	$—		$379,386
Health care	189,214	84,072	—		273,286
Industrials	110,918	154,342	—		265,260
Financials	79,038	109,523	—	*	188,561
Consumer discretionary	99,626	77,085	—		176,711
Consumer staples	63,152	66,044	—		129,196
Materials	43,108	82,579	—		125,687
Communication services	62,943	38,583	—		101,526
Energy	76,856	22,891	—	*	99,747
Utilities	25,826	17,317	—		43,143
Real estate	4,930	2,268	—		7,198
Preferred securities	16	861	—		877
Convertible bonds & notes	—	1,731	—		1,731
Bonds, notes & other debt instruments	—	3,989	—		3,989
Short-term securities	51,376	16,456	—		67,832
Total	$1,068,169	$795,961	$—	*	$1,864,130

*	Amount less than one thousand.

Growth-Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,952,167	$499,308	$—	$8,451,475
Industrials	5,399,143	480,725	—	5,879,868
Health care	4,440,836	321,365	—	4,762,201
Financials	4,251,335	148,669	—	4,400,004
Communication services	3,335,977	—	—	3,335,977
Consumer discretionary	2,893,219	358,159	—	3,251,378
Consumer staples	1,622,254	366,801	—	1,989,055
Energy	1,259,751	—	—	1,259,751
Utilities	1,121,619	92,095	—	1,213,714
Materials	1,029,759	34,885	—	1,064,644
Real estate	374,474	—	—	374,474
Convertible stocks	23,528	—	—	23,528
Bonds, notes & other debt instruments	—	5,671	—	5,671
Short-term securities	1,534,598	—	—	1,534,598
Total	$35,238,660	$2,307,678	$—	$37,546,338

314	American Funds Insurance Series

International Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3			Total
Assets:
Common stocks:
Financials	$3,728	$58,079	$	—*		$61,807
Industrials	5,793	40,513		—		46,306
Information technology	3,791	39,684		—		43,475
Consumer discretionary	3,302	29,633		—		32,935
Consumer staples	6,761	23,449		—		30,210
Health care	1,561	27,428		—		28,989
Communication services	2,190	18,917		—		21,107
Energy	6,302	12,381		—	*	18,683
Materials	7,353	10,788		—	*	18,141
Utilities	1,109	6,909		—		8,018
Real estate	1,795	4,562		—		6,357
Preferred securities	—	607		—		607
Bonds, notes & other debt instruments	—	1,075		—		1,075
Short-term securities	12,095	—		—		12,095
Total	$55,780	$274,025		$—	*	$329,805

*	Amount less than one thousand.

Capital Income Builder
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$93,718	$72,657	$—	*	$166,375
Health care	91,451	31,918	—		123,369
Information technology	93,893	23,107	—		117,000
Consumer staples	59,646	54,867	—		114,513
Industrials	58,513	45,922	—		104,435
Energy	54,906	22,411	—	*	77,317
Utilities	38,726	35,571	—		74,297
Real estate	49,660	10,684	—		60,344
Consumer discretionary	24,194	22,137	—		46,331
Communication services	18,060	21,250	—		39,310
Materials	16,710	15,476	—		32,186
Preferred securities	—	252	—		252
Convertible stocks	2,383	—	—		2,383
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	103,612	93		103,705
U.S. Treasury bonds & notes	—	71,494	—		71,494
Corporate bonds, notes & loans	—	23,053	—		23,053
Asset-backed obligations	—	9,837	—		9,837
Bonds & notes of governments & government agencies outside the U.S.	—	762	—		762
Municipals	—	236	—		236
Investment funds	34,970	—	—		34,970
Short-term securities	107,974	—	—		107,974
Total	$744,804	$565,246	$93		$1,310,143

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,456	$—	$—	$2,456
Unrealized appreciation on centrally cleared interest rate swaps	—	231	—	231
Unrealized appreciation on centrally cleared credit default swaps	—	380	—	380
Liabilities:
Unrealized depreciation on centrally cleared interest rate swaps	—	(177)	—	(177)
Total	$2,456	$434	$—	$2,890

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$3,515,544	$—	$—		$3,515,544
Health care	2,397,867	158,242	19,334		2,575,443
Financials	2,089,525	62,212	—	*	2,151,737
Industrials	1,678,103	138,019	—		1,816,122
Consumer discretionary	1,551,941	253,193	1,572		1,806,706
Communication services	1,423,988	—	—		1,423,988
Consumer staples	973,600	91,237	—		1,064,837
Materials	1,005,995	—	2,890		1,008,885
Energy	874,319	—	1,554		875,873
Real estate	155,278	—	—		155,278
Utilities	30,873	—	—		30,873
Preferred securities	—	—	697		697
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	43,608		43,608
Convertible bonds & notes	—	2,140	—		2,140
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	2,369,309	—		2,369,309
U.S. Treasury bonds & notes	—	1,992,422	—		1,992,422
Corporate bonds, notes & loans	—	1,694,239	3,204		1,697,443
Asset-backed obligations	—	526,187	5,930		532,117
Bonds & notes of governments & government agencies outside the U.S.	—	41,792	—		41,792
Municipals	—	36,842	—		36,842
Investment funds	1,406,015	—	—		1,406,015
Short-term securities	2,418,376	—	—		2,418,376
Total	$19,521,424	$7,365,834	$78,789		$26,966,047

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37,187	$—	$—	$37,187
Unrealized appreciation on centrally cleared interest rate swaps	—	1,160	—	1,160
Unrealized appreciation on centrally cleared credit default swaps	—	96	—	96
Liabilities:
Unrealized depreciation on futures contracts	(30,011)	—	—	(30,011)
Unrealized depreciation on centrally cleared interest rate swaps	—	(20)	—	(20)
Total	$7,176	$1,236	$—	$8,412

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

316	American Funds Insurance Series

American Funds Global Balanced Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$39,511	$5,432	$—	$44,943
Health care	21,748	14,115	—	35,863
Industrials	21,116	11,530	—	32,646
Financials	8,193	22,527	—	30,720
Consumer staples	4,213	17,618	—	21,831
Materials	11,573	6,194	—	17,767
Energy	10,137	4,247	—	14,384
Communication services	12,176	1,315	—	13,491
Consumer discretionary	6,977	5,582	—	12,559
Utilities	6,407	4,230	—	10,637
Real estate	1,476	3,293	—	4,769
Preferred securities	50	372	—	422
Convertible stocks	1,041	—	—	1,041
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	57,321	—	57,321
Mortgage-backed obligations	—	21,280	—	21,280
U.S. Treasury bonds & notes	—	21,269	—	21,269
Corporate bonds, notes & loans	—	19,451	—	19,451
Asset-backed obligations	—	937	—	937
Federal agency bonds & notes	—	265	—	265
Municipals	—	136	—	136
Investment funds	8,341	—	—	8,341
Short-term securities	13,936	20,414	—	34,350
Total	$166,895	$237,528	$—	$404,423

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$546	$—	$—	$546
Unrealized appreciation on open forward currency contracts	—	672	—	672
Unrealized appreciation on centrally cleared interest rate swaps	—	241	—	241
Unrealized appreciation on centrally cleared credit default swaps	—	11	—	11
Liabilities:
Unrealized depreciation on futures contracts	(199)	—	—	(199)
Unrealized depreciation on open forward currency contracts	—	(354)	—	(354)
Unrealized depreciation on centrally cleared interest rate swaps	—	(322)	—	(322)
Unrealized depreciation on centrally cleared credit default swaps	—	(1)	—	(1)
Total	$347	$247	$—	$594

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	317

The Bond Fund of America
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$4,446,229	$1,561	$4,447,790
Corporate bonds, notes & loans	—	3,489,598	—	3,489,598
U.S. Treasury bonds & notes	—	1,822,067	—	1,822,067
Asset-backed obligations	—	542,646	9,749	552,395
Municipals	—	156,667	—	156,667
Bonds & notes of governments & government agencies outside the U.S.	—	105,447	—	105,447
Federal agency bonds & notes	—	11,385	—	11,385
Common stocks	—	15	—	15
Short-term securities	2,168,331	—	—	2,168,331
Total	$2,168,331	$10,574,054	$11,310	$12,753,695

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$109,286	$—	$—	$109,286
Unrealized appreciation on open forward currency contracts	—	35	—	35
Unrealized appreciation on centrally cleared interest rate swaps	—	2,718	—	2,718
Liabilities:
Unrealized depreciation on futures contracts	(51,016)	—	—	(51,016)
Unrealized depreciation on open forward currency contracts	—	(931)	—	(931)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2,363)	—	(2,363)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,469)	—	(1,469)
Total	$58,270	$(2,010)	$—	$56,260

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

318	American Funds Insurance Series

Capital World Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$339,133	$—	$339,133
Japanese yen	—	100,706	—	100,706
British pounds	—	71,115	—	71,115
Chinese yuan renminbi	—	58,184	—	58,184
Brazilian reais	—	41,843	—	41,843
Mexican pesos	—	36,400	—	36,400
Canadian dollars	—	33,369	—	33,369
South Korean won	—	29,760	—	29,760
Australian dollars	—	27,993	—	27,993
Indonesian rupiah	—	22,928	—	22,928
South African rand	—	9,087	—	9,087
Danish kroner	—	6,608	—	6,608
New Zealand dollars	—	6,559	—	6,559
Malaysian ringgits	—	2,207	—	2,207
Chilean pesos	—	2,001	—	2,001
Colombian pesos	—	1,609	—	1,609
Indian rupees	—	1,116	—	1,116
Polish zloty	—	1,112	—	1,112
Romanian leu	—	1,094	—	1,094
Norwegian kroner	—	598	—	598
Ukrainian hryvnia	—	125	—	125
U.S. dollars	—	629,673	200	629,873
Convertible bonds & notes	—	1,173	—	1,173
Preferred securities	—	—	74	74
Common stocks	258	—	469	727
Investment funds	52,692	—	—	52,692
Short-term securities	177,300	23,247	—	200,547
Total	$230,250	$1,447,640	$743	$1,678,633

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,176	$—	$—	$8,176
Unrealized appreciation on open forward currency contracts	—	9,188	—	9,188
Unrealized appreciation on centrally cleared interest rate swaps	—	2,958	—	2,958
Unrealized appreciation on bilateral interest rate swaps	—	278	—	278
Unrealized appreciation on centrally cleared credit default swaps	—	518	—	518
Liabilities:
Unrealized depreciation on futures contracts	(2,274)	—	—	(2,274)
Unrealized depreciation on open forward currency contracts	—	(5,355)	—	(5,355)
Unrealized depreciation on centrally cleared interest rate swaps	—	(4,121)	—	(4,121)
Total	$5,902	$3,466	$—	$9,368

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	319

American High-Income Trust
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$768,810	$4,283	$773,093
U.S. Treasury bonds & notes	—	2,706	—	2,706
Mortgage-backed obligations	—	—	661	661
Bonds & notes of governments & government agencies outside the U.S.	—	290	—	290
Convertible bonds & notes	—	495	—	495
Common stocks	20,584	1,471	30,523	52,578
Preferred securities	—	1,363	1,582	2,945
Rights & warrants	—	217	—	217
Short-term securities	27,114	—	—	27,114
Total	$47,698	$775,352	$37,049	$860,099

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$114	$—	$—	$114
Unrealized appreciation on centrally cleared credit default swaps	—	20	—	20
Liabilities:
Unrealized depreciation on futures contracts	(105)	—	—	(105)
Total	$9	$20	$—	$29

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2023 (dollars in thousands):

	Beginning value at 1/1/2023	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2023
Investment securities	$34,480	$457	$13,803	$(5,838)	$(7,424)	$6,257	$(4,686)	$37,049

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2023								$(2,129)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

320	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$ 4,944	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	5%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Net adjustment (decrease) based on movement of market comparables	5%	5%	Decrease
		Expected proceeds	Expected proceeds	Not applicable	Not applicable	Not applicable
		Yield Analysis	Yield	10.1%	10.1%	Decrease
Common stocks	30,523	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	20%	20%	Decrease
			Vendor price	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/EBITDA multiple	5.7x - 8.0x	6.8x	Increase
			Discount to EV/EBITDA multiple	11%	11%	Decrease
			EV/EBITDA less CapEx multiple	10.5x	10.5x	Increase
			Price/Book Value multiple	0.6x	0.6x	Increase
			DLOM	13% - 17%	15%	Decrease
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Preferred securities	1,582	Market comparable companies	EV/EBITDA multiple	4.0x	4.0x	Increase
			DLOM	15%	15%	Decrease
Total	$37,049

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$98,703	$—	$98,703
U.S. Treasury bonds & notes	—	2,037	—	2,037
Asset-backed obligations	—	1,583	—	1,583
Short-term securities	—	23,333	—	23,333
Total	$—	$125,656	$—	$125,656

American Funds Insurance Series	321

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,564	$—	$—	$1,564
Unrealized appreciation on centrally cleared interest rate swaps	—	12	—	12
Liabilities:
Unrealized depreciation on futures contracts	(564)	—	—	(564)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2)	—	(2)
Total	$1,000	$10	$—	$1,010

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$979,319	$—	$979,319
U.S. Treasury bonds & notes	—	401,532	—	401,532
Federal agency bonds & notes	—	77,297	—	77,297
Short-term securities	—	247,092	—	247,092
Options purchased on futures (equity style)	577	—	—	577
Total	$577	$1,705,240	$—	$1,705,817

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$28,108	$—	$—	$28,108
Unrealized appreciation on centrally cleared interest rate swaps	—	18,404	—	18,404
Liabilities:
Value of options written	(824)	—	—	(824)
Unrealized depreciation on futures contracts	(9,290)	—	—	(9,290)
Unrealized depreciation on centrally cleared interest rate swaps	—	(3,351)	—	(3,351)
Total	$17,994	$15,053	$—	$33,047

*	Options written, futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets
Growth funds	$105,419	$—	$—	$105,419
Fixed income funds	12,408	—	—	12,408
Short-term securities	6,067	—	—	6,067
Options purchased (equity style)	299	25	—	324
Total	$124,193	$25	$—	$124,218

322	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$26	$—	$—	$26
Liabilities:
Unrealized depreciation on futures contracts	(65)	—	—	(65)
Total	$(39)	$—	$—	$(39)

*	Futures contracts are not included in the fund’s investment portfolio.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

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Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

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Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally,

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the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

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Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$19,320	$—	$21,524	$—
Global Small Capitalization Fund	30,423	8,535	23,751	7,682
Growth Fund	21,365	21,892	—	19,703
International Fund	82	86	—	77
New World Fund	1,705	1,117	656	1,005
Washington Mutual Investors Fund	10,510	10,881	—	9,793
Capital World Growth and Income Fund	7,091	7,147	501	6,432
Growth-Income Fund	110,228	115,333	—	103,800
International Growth and Income Fund	2,296	2,250	225	2,025
Capital Income Builder	17,090	17,994	—	16,195
Asset Allocation Fund	24,156	25,242	—	22,718
American Funds Global Balanced Fund	1,039	1,069	—	962

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Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2023, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $1,303,000, $31,000 and $1,032,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and Capital World Bond Fund and 0.12% for American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $3,000, less than $1,000 and $4,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized depreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

Option contracts — Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.

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The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in each fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in each fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in each fund’s statement of operations.

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:

Options on equity indexes — As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.

Options on futures — One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

330	American Funds Insurance Series

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	331

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options on futures	Options on equity indexes	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
New World Fund	Not applicable	Not applicable	$28,095	$15,017	$ 4,663	2,230	[1]
Capital Income Builder	Not applicable	Not applicable	108,346	Not applicable	46,969	6,193
Asset Allocation Fund	Not applicable	Not applicable	3,357,201	Not applicable	396,718	28,501
Global Balanced Fund	Not applicable	Not applicable	40,168	36,810	30,526	1,936
The Bond Fund of America	Not applicable	Not applicable	6,797,857	94,777	797,750	126,431
Capital World Bond Fund	Not applicable	Not applicable	597,982	530,575	315,943	68,094
American High-Income Trust	Not applicable	Not applicable	10,724	Not applicable	Not applicable	11,361
American Funds Mortgage Fund	Not applicable	Not applicable	76,325	Not applicable	6,633	Not applicable
U.S. Government Securities Fund	$140,800	Not applicable	2,329,186	Not applicable	761,456	Not applicable
Managed Risk Growth Fund	Not applicable	382,855	81,657	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	Not applicable	81,835	8,782	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	Not applicable	314,374	16,284	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	Not applicable	3,388,886	163,141	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	333,293	115,565	Not applicable	Not applicable	Not applicable

[1]	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$244	Unrealized depreciation[2]	$265
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	100	Unrealized depreciation on open forward currency contracts	213
Forward currency	Currency	Receivables for closed forward currency contracts	18	Payables for closed forward currency contracts	114
Swap (bilateral)	Interest	Bilateral swaps, at value	95	Bilateral swaps, at value	—
			$457		$592

Refer to the end of the tables for footnotes.

332	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$461	Net unrealized depreciation on futures contracts	$(114)
Forward currency	Currency	Net realized loss on forward currency contracts	(182)	Net unrealized depreciation on forward currency contracts	(63)
Swap	Interest	Net realized gain on swap contracts	95	Net unrealized appreciation on swap contracts	95
Swap	Credit	Net realized loss on swap contracts	(3)	Net unrealized depreciation on swap contracts	(2)
			$371		$(84)

International Growth and Income Fund

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$2	Net unrealized depreciation on forward currency contracts	$(5)

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$2,456	Unrealized depreciation[2]	$—
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	231	Unrealized depreciation[2]	177
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	380	Unrealized depreciation[2]	—
			$3,067		$177

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,166)	Net unrealized appreciation on futures contracts	$2,535
Swap	Interest	Net realized gain on swap contracts	1,408	Net unrealized depreciation on swap contracts	(1,466)
Swap	Credit	Net realized gain on swap contracts	164	Net unrealized appreciation on swap contracts	427
			$(2,594)		$1,496

Refer to the end of the tables for footnotes.

American Funds Insurance Series	333

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$37,187	Unrealized depreciation[2]	$30,011
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	1,160	Unrealized depreciation[2]	20
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	96	Unrealized depreciation[2]	—
			$38,443		$30,031

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(72,113)	Net unrealized appreciation on futures contracts	$8,342
Swap	Interest	Net realized loss on swap contracts	(3,172)	Net unrealized appreciation on swap contracts	1,140
Swap	Credit	Net realized loss on swap contracts	(2,612)	Net unrealized appreciation on swap contracts	1,719
			$(77,897)		$11,201

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$546	Unrealized depreciation[2]	$199
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	672	Unrealized depreciation on open forward currency contracts	354
Forward currency	Currency	Receivables for closed forward currency contracts	27	Payables for closed forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	241	Unrealized depreciation[2]	322
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	11	Unrealized depreciation[2]	1
			$1,497		$1,050

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(107)	Net unrealized appreciation on futures contracts	$720
Forward currency	Currency	Net realized loss on forward currency contracts	(1,387)	Net unrealized depreciation on forward currency contracts	(218)
Swap	Interest	Net realized loss on swap contracts	(992)	Net unrealized appreciation on swap contracts	935
Swap	Credit	Net realized loss on swap contracts	(49)	Net unrealized appreciation on swap contracts	3
			$(2,535)		$1,440

Refer to the end of the tables for footnotes.

334	American Funds Insurance Series

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$109,286	Unrealized depreciation[2]	$51,016
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	35	Unrealized depreciation on open forward currency contracts	931
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,718	Unrealized depreciation[2]	2,363
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	—	Unrealized depreciation[2]	1,469
			$112,039		$55,779

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(169,252)	Net unrealized appreciation on futures contracts	$65,223
Forward currency	Currency	Net realized gain on forward currency contracts	1,833	Net unrealized depreciation on forward currency contracts	(4,543)
Swap	Interest	Net realized gain on swap contracts	9,818	Net unrealized depreciation on swap contracts	(8,721)
Swap	Credit	Net realized loss on swap contracts	(15,513)	Net unrealized appreciation on swap contracts	5,540
			$(173,114)		$57,499

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$8,176	Unrealized depreciation[2]	$2,274
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,188	Unrealized depreciation on open forward currency contracts	5,355
Forward currency	Currency	Receivables for closed forward currency contracts	213	Payables for closed forward currency contracts	1,748
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,958	Unrealized depreciation[2]	4,121
Swap (bilateral)	Interest	Bilateral swaps, at value	278	Bilateral swaps, at value	—
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	518	Unrealized depreciation[2]	—
			$21,331		$13,498

Refer to the end of the tables for footnotes.

American Funds Insurance Series	335

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,487)	Net unrealized appreciation on futures contracts	$9,889
Forward currency	Currency	Net realized loss on forward currency contracts	(19,300)	Net unrealized depreciation on forward currency contracts	(720)
Swap	Interest	Net realized loss on swap contracts	(9,887)	Net unrealized appreciation on swap contracts	10,081
Swap	Credit	Net realized gain on swap contracts	1,317	Net unrealized appreciation on swap contracts	51
			$(31,357)		$19,301

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$114	Unrealized depreciation[2]	$105
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	20	Unrealized depreciation[2]	—
			$134		$105

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$105	Net unrealized appreciation on futures contracts	$97
Swap	Credit	Net realized loss on swap contracts	(813)	Net unrealized appreciation on swap contracts	174
			$(708)		$271

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$1,564	Unrealized depreciation[2]	$564
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	12	Unrealized depreciation[2]	2
			$1,576		$566

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(1,723)	Net unrealized appreciation on futures contracts	$1,075
Swap	Interest	Net realized gain on swap contracts	802	Net unrealized depreciation on swap contracts	(780)
			$(921)		$295

Refer to the end of the tables for footnotes.

336	American Funds Insurance Series

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Interest	Investment securities from unaffiliated issuers	$577	Investment securities from unaffiliated issuers	$—
Options written (equity style)	Interest	Options written, at value	—	Options written, at value	824
Futures	Interest	Unrealized appreciation[2]	28,108	Unrealized depreciation[2]	9,290
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	18,404	Unrealized depreciation[2]	3,351
			$47,089		$13,465

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain on investments in unaffiliated issuers	$46	Net unrealized appreciation on investments in unaffiliated issuers	$256
Options written	Interest	Net realized gain on options written	19	Net unrealized depreciation on options written	(343)
Futures	Interest	Net realized loss on futures contracts	(42,489)	Net unrealized appreciation on futures contracts	21,994
Swap	Interest	Net realized loss on swap contracts	(4,725)	Net unrealized appreciation on swap contracts	6,257
			$(47,149)		$28,164

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$968	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	390	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	91	Unrealized depreciation[2]	—
			1,449		—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,861)	Net unrealized depreciation on investments in unaffiliated issuers	$(326)
Futures	Currency	Net realized loss on futures contracts	(246)	Net realized appreciation on futures contracts	14
Futures	Equity	Net realized loss on futures contracts	(19,054)	Net realized depreciation on futures contracts	(7,156)
Futures	Interest	Net realized loss on futures contracts	(4,142)	Net realized appreciation on futures contracts	138
			(27,303)		(7,330)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	337

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$324	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	—	Unrealized depreciation[2]	65
Futures	Interest	Unrealized appreciation[2]	26	Unrealized depreciation[2]	—
			$350		$65

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,109)	Net unrealized appreciation on investments in unaffiliated issuers	$40
Futures	Equity	Net realized loss on futures contracts	(6,136)	Net realized depreciation on futures contracts	(1,089)
Futures	Interest	Net realized loss on futures contracts	(732)	Net realized appreciation on futures contracts	39
			$(7,977)		$(1,010)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$482	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	256	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	65	Unrealized depreciation[2]	—
			$803		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,516)	Net unrealized depreciation on investments in unaffiliated issuers	$(48)
Futures	Currency	Net realized loss on futures contracts	(106)	Net realized depreciation on futures contracts	(63)
Futures	Equity	Net realized loss on futures contracts	(7,724)	Net realized depreciation on futures contracts	(2,364)
Futures	Interest	Net realized loss on futures contracts	(960)	Net realized appreciation on futures contracts	146
			$(12,306)		$(2,329)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$4,657	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	1,908	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	140	Unrealized depreciation[2]	—
			$6,705		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(37,878)	Net unrealized depreciation on investments in unaffiliated issuers	$(497)
Futures	Currency	Net realized loss on futures contracts	(1,110)	Net realized depreciation on futures contracts	(359)
Futures	Equity	Net realized loss on futures contracts	(38,266)	Net realized depreciation on futures contracts	(14,561)
Futures	Interest	Net realized loss on futures contracts	(4,527)	Net realized appreciation on futures contracts	317
			$(81,771)		$(15,100)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$693	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	392	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	1,013	Unrealized depreciation[2]	—
			$2,098		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(4,444)	Net unrealized appreciation on investments in unaffiliated issuers	$693
Futures	Currency	Net realized loss on futures contracts	(765)	Net realized depreciation on futures contracts	(149)
Futures	Equity	Net realized loss on futures contracts	(40,978)	Net realized depreciation on futures contracts	(13,203)
Futures	Interest	Net realized loss on futures contracts	(4,649)	Net realized appreciation on futures contracts	1,175
			$(50,836)		$(11,484)

[2]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

American Funds Insurance Series	339

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The tables on the following pages present each fund’s forward currency contracts and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$59	$—	$—	$—	$59
Barclays Bank PLC	53	(2)	—	—	51
Citibank	52	(52)	—	—	—
JPMorgan Chase	40	—	—	—	40
Morgan Stanley	8	(8)	—	—	—
Standard Chartered Bank	1	—	—	—	1
Total	$213	$(62)	$—	$—	$151
Liabilities:
Barclays Bank PLC	$2	$(2)	$—	$—	$—
Citibank	165	(52)	—	—	113
Goldman Sachs	28	—	—	—	28
HSBC Bank	82	—	—	—	82
Morgan Stanley	50	(8)	—	—	42
Total	$327	$(62)	$—	$—	$265

Refer to the end of the tables for footnote.

340	American Funds Insurance Series

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$29	$(11)	$—	$—	$18
Bank of New York Mellon	1	—	—	—	1
BNP Paribas	11	(11)	—	—	—
Citibank	42	(42)	—	—	—
Goldman Sachs	78	(9)	—	—	69
HSBC Bank	335	(161)	(174)	—	—
JPMorgan Chase	2	(2)	—	—	—
Morgan Stanley	188	(2)	—	—	186
Standard Chartered Bank	3	(3)	—	—	—
UBS AG	10	(10)	—	—	—
Total	$699	$(251)	$(174)	$—	$274
Liabilities:
Bank of America	$11	$(11)	$—	$—	$—
BNP Paribas	23	(11)	—	—	12
Citibank	189	(42)	—	—	147
Goldman Sachs	9	(9)	—	—	—
HSBC Bank	161	(161)	—	—	—
JPMorgan Chase	97	(2)	—	—	95
Morgan Stanley	2	(2)	—	—	—
Standard Chartered Bank	23	(3)	—	—	20
UBS AG	13	(10)	—	—	3
Total	$528	$(251)	$—	$—	$277

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Morgan Stanley	$35	$(35)	$—	$—	$—
Liabilities:
Bank of America	$572	$—	$(572)	$—	$—
Citibank	285	—	(261)	—	24
Morgan Stanley	74	(35)	—	—	39
Total	$931	$(35)	$(833)	$—	$63

Refer to the end of the tables for footnote.

American Funds Insurance Series	341

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$345	$(95)	$(250)	$—	$—
BNP Paribas	271	(271)	—	—	—
Citibank	895	(895)	—	—	—
Goldman Sachs	841	(530)	—	(310)	1
HSBC Bank	5,543	(2,311)	—	(3,230)	2
JPMorgan Chase	53	(53)	—	—	—
Morgan Stanley	1,377	(142)	—	(740)	495
Standard Chartered Bank	204	(204)	—	—	—
UBS AG	150	(150)	—	—	—
Total	$9,679	$(4,651)	$(250)	$(4,280)	$498
Liabilities:
Bank of America	$95	$(95)	$—	$—	$—
Bank of New York Mellon	9	—	—	—	9
BNP Paribas	665	(271)	(394)	—	—
Citibank	2,151	(895)	(1,256)	—	—
Goldman Sachs	530	(530)	—	—	—
HSBC Bank	2,311	(2,311)	—	—	—
JPMorgan Chase	746	(53)	(520)	—	173
Morgan Stanley	142	(142)	—	—	—
Standard Chartered Bank	259	(204)	—	—	55
UBS AG	195	(150)	—	—	45
Total	$7,103	$(4,651)	$(2,170)	$—	$282

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

342	American Funds Insurance Series

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2023, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$695	$23	$144
Growth Fund	386	3	16
International Fund	11,142	52	649
New World Fund	269	3	—
Capital World Growth and Income Fund	212	6	12
Growth-Income Fund	266	15	14
International Growth and Income Fund	397	2	25
Asset Allocation Fund	313	2	18
American Funds Global Balanced Fund	8	—	—	*

*	Amount less than one thousand.

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2023, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$49,194	$64,690	$95,057	$16,271	$12,831	$41,555
Undistributed long-term capital gains	226,821	72,052	977,737	—	15,882	87,738
Capital loss carryforward*	—	—	—	(540,672)	—	—
Gross unrealized appreciation on investments	3,208,984	843,921	19,851,835	2,080,435	1,058,231	3,148,891
Gross unrealized depreciation on investments	(212,187)	(185,767)	(852,697)	(335,527)	(130,381)	(162,104)
Net unrealized appreciation (depreciation) on investments	2,996,797	658,154	18,999,138	1,744,908	927,850	2,986,787
Cost of investments	4,708,476	2,556,437	20,384,607	5,471,738	2,468,897	7,294,291
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(2)	13	—	—	—

Refer to the end of the tables for footnote.

American Funds Insurance Series	343

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$7,472	$158,609	$1,604	$16,757	$128,322	$1,794
Undistributed long-term capital gains	—	1,734,565	—	—	1,145,873	—
Capital loss carryforward*	(69,742)	—	(23,775)	(25,818)	—	(3,502)
Capital loss carryforward utilized	2,434	—	53	2,422	—	—
Gross unrealized appreciation on investments	626,444	16,595,947	62,303	223,042	6,602,025	64,172
Gross unrealized depreciation on investments	(63,664)	(497,248)	(23,030)	(37,893)	(833,010)	(13,761)
Net unrealized appreciation (depreciation) on investments	562,780	16,098,699	39,273	185,149	5,769,015	50,411
Cost of investments	1,301,350	21,447,639	290,532	1,127,909	21,205,158	354,511
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	(1)	—	(11)	(2)	1

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$75,445	$2,620	$9,868	$855	$3,298	$11,745
Capital loss carryforward*	(1,359,397)	(186,363)	(331,897)	(11,994)	(1)	(254,504)
Gross unrealized appreciation on investments	241,914	53,290	43,905	2,347	10	46,896
Gross unrealized depreciation on investments	(439,016)	(99,954)	(53,417)	(2,237)	(117)	(59,327)
Net unrealized appreciation (depreciation) on investments	(197,102)	(46,664)	(9,512)	110	(107)	(12,431)
Cost of investments	13,008,643	1,732,535	870,393	126,556	386,032	1,751,296
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(36)	1	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$2,419	$1,560	$5,147	$30,091	$36,425
Undistributed long-term capital gains	—	—	—	28,787	28,917
Capital loss carryforward*	(12,281)	(13,949)	(17,511)	—	—
Gross unrealized appreciation on investments	85,072	11,102	23,676	182,631	38,432
Gross unrealized depreciation on investments	(102,768)	(24,997)	(27,806)	(84,152)	(32,809)
Net unrealized appreciation (depreciation) on investments	(17,696)	(13,895)	(4,130)	98,479	5,623
Cost of investments	525,518	138,074	328,476	2,089,128	2,099,330

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

344	American Funds Insurance Series

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$36,245	$238,315	$274,560	$39,498	$361,119	$400,617
Class 1A	148	1,195	1,343	141	1,617	1,758
Class 2	30,048	259,863	289,911	32,689	386,947	419,636
Class 4	4,681	49,927	54,608	4,312	66,240	70,552
Total	$71,122	$549,300	$620,422	$76,640	$815,923	$892,563

Global Small Capitalization Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$4,595	$11,794	$16,389	$47,544	$285,173	$332,717
Class 1A	12	59	71	209	1,252	1,461
Class 2	4,713	23,554	28,267	94,748	568,298	663,046
Class 4	76	3,623	3,699	13,417	80,475	93,892
Total	$9,396	$39,030	$48,426	$155,918	$935,198	$1,091,116

Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$93,186	$861,352	$954,538	$319,915	$1,912,725	$2,232,640
Class 1A	926	13,243	14,169	3,677	23,411	27,088
Class 2	58,531	924,799	983,330	311,929	2,152,577	2,464,506
Class 3	883	11,837	12,720	4,207	28,163	32,370
Class 4	5,132	167,524	172,656	43,665	340,245	383,910
Total	$158,658	$1,978,755	$2,137,413	$683,393	$4,457,121	$5,140,514

International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$50,154	$—	$50,154	$94,903	$448,918	$543,821
Class 1A	150	—	150	281	1,398	1,679
Class 2	42,608	—	42,608	86,539	450,228	536,767
Class 3	219	—	219	431	2,195	2,626
Class 4	4,367	—	4,367	9,244	52,350	61,594
Total	$97,498	$—	$97,498	$191,398	$955,089	$1,146,487

American Funds Insurance Series	345

New World Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$28,772	$—	$28,772	$60,201	$129,123	$189,324
Class 1A	146	—	146	317	724	1,041
Class 2	11,303	—	11,303	26,575	61,661	88,236
Class 4	9,222	—	9,222	22,718	56,063	78,781
Total	$49,443	$—	$49,443	$109,811	$247,571	$357,382

Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$118,356	$52,370	$170,726	$351,097	$1,068,126	$1,419,223
Class 1A	338	194	532	3,359	10,665	14,024
Class 2	51,574	26,108	77,682	173,751	551,636	725,387
Class 4	20,772	11,035	31,807	61,406	196,768	258,174
Total	$191,040	$89,707	$280,747	$589,613	$1,827,195	$2,416,808

Capital World Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$11,646	$—	$11,646	$32,166	$109,599	$141,765
Class 1A	125	—	125	337	1,188	1,525
Class 2	18,495	—	18,495	57,060	205,827	262,887
Class 4	3,732	—	3,732	10,246	37,875	48,121
Total	$33,998	$—	$33,998	$99,809	$354,489	$454,298

Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$327,645	$1,077,919	$1,405,564	$597,601	$1,754,172	$2,351,773
Class 1A	440	1,649	2,089	784	2,464	3,248
Class 2	164,035	642,837	806,872	328,556	1,071,265	1,399,821
Class 3	1,848	6,857	8,705	3,597	11,428	15,025
Class 4	22,003	96,356	118,359	41,526	145,017	186,543
Total	$515,971	$1,825,618	$2,341,589	$972,064	$2,984,346	$3,956,410

International Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$394	$—	$394	$397	$6,104	$6,501
Class 1A	151	—	151	147	2,108	2,255
Class 2	3,949	—	3,949	4,951	81,276	86,227
Class 4	3,139	—	3,139	3,387	55,677	59,064
Total	$7,633	$—	$7,633	$8,882	$145,165	$154,047

346	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$19,561	$—	$19,561	$17,636	$—	$17,636
Class 1A	290	—	290	270	—	270
Class 2	410	—	410	354	—	354
Class 4	14,650	—	14,650	13,728	—	13,728
Total	$34,911	$—	$34,911	$31,988	$—	$31,988

Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$364,001	$578,217	$942,218	$476,426	$1,525,081	$2,001,507
Class 1A	663	1,038	1,701	708	2,098	2,806
Class 2	91,196	163,182	254,378	124,332	440,697	565,029
Class 3	644	1,097	1,741	845	2,914	3,759
Class 4	111,055	215,145	326,200	142,374	538,249	680,623
Total	$567,559	$958,679	$1,526,238	$744,685	$2,509,039	$3,253,724

American Funds Global Balanced Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,780	$11,386	$13,166	$72	$498	$570
Class 1A	43	310	353	2	13	15
Class 2	2,558	18,886	21,444	123	850	973
Class 4	1,750	14,227	15,977	85	589	674
Total	$6,131	$44,809	$50,940	$282	$1,950	$2,232

The Bond Fund of America

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$246,119	$—	$246,119	$235,158	$60,668	$295,826
Class 1A	8,577	—	8,577	7,470	1,700	9,170
Class 2	97,823	—	97,823	98,333	27,763	126,096
Class 4	30,097	—	30,097	24,749	7,113	31,862
Total	$382,616	$—	$382,616	$365,710	$97,244	$462,954

Capital World Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$—	$—	$—	$2,151	$11,752	$13,903
Class 1A	—	—	—	3	20	23
Class 2	—	—	—	2,087	13,752	15,839
Class 4	—	—	—	120	945	1,065
Total	$—	$—	$—	$4,361	$26,469	$30,830

American Funds Insurance Series	347

American High-Income Trust

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$15,308	$—	$15,308	$18,444		$—	$18,444
Class 1A	171	—	171	100		—	100
Class 2	36,274	—	36,274	42,707		—	42,707
Class 3	556	—	556	694		—	694
Class 4	5,957	—	5,957	5,827		—	5,827
Total	$58,266	$—	$58,266	$67,772		$—	$67,772

American Funds Mortgage Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$656	$—	$656	$15		$—	$15
Class 1A	71	—	71	37		—	37
Class 2	1,633	—	1,633	995		—	995
Class 4	1,600	—	1,600	746		—	746
Total	$3,960	$—	$3,960	$1,793		$—	$1,793

Ultra-Short Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$1,981	$—	$1,981	$348		$—	$348
Class 1A	5	—	5	—	†	—	—	†
Class 2	12,823	—	12,823	1,570		—	1,570
Class 3	198	—	198	26		—	26
Class 4	2,524	—	2,524	293		—	293
Total	$17,531	$—	$17,531	$2,237		$—	$2,237

U.S. Government Securities Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$9,817	$—	$9,817	$10,360		$—	$10,360
Class 1A	171	—	171	153		—	153
Class 2	39,205	—	39,205	42,631		—	42,631
Class 3	219	—	219	292		—	292
Class 4	6,275	—	6,275	7,040		—	7,040
Total	$55,687	$—	$55,687	$60,476		$—	$60,476

Refer to the end of the tables for footnote.

348	American Funds Insurance Series

Managed Risk Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$129	$2,315	$2,444	$162	$1,634	$1,796
Class P2	5,596	103,643	109,239	6,629	81,821	88,450
Total	$5,725	$105,958	$111,683	$6,791	$83,455	$90,246

Managed Risk International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$29	$127	$156	$69	$—	$69
Class P2	1,939	8,757	10,696	4,206	—	4,206
Total	$1,968	$8,884	$10,852	$4,275	$—	$4,275

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$58	$363	$421	$127	$—	$127
Class P2	5,936	41,630	47,566	14,544	—	14,544
Total	$5,994	$41,993	$47,987	$14,671	$—	$14,671

Managed Risk Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$30,230	$230,056	$260,286	$43,232	$44,484	$87,716
Class P2	3,723	33,365	37,088	5,626	6,461	12,087
Total	$33,953	$263,421	$297,374	$48,858	$50,945	$99,803

Managed Risk Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$164	$851	$1,015	$176	$254	$430
Class P2	38,569	247,531	286,100	51,616	86,918	138,534
Total	$38,733	$248,382	$287,115	$51,792	$87,172	$138,964

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

American Funds Insurance Series	349

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2023, total investment advisory services fees waived by CRMC were $54,733,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2023, before waiver	2023, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.365%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.597
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.234
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.365
Growth-Income Fund	.500	.217	.6	44.0	.255	.255
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.468
Capital Income Builder	.357	.330	15.0	15.0	.357	.217
Asset Allocation Fund	.500	.236	.6	34.0	.267	.267
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.436
The Bond Fund of America	.352	.320	15.0	15.0	.352	.162
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.264
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.175
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.175
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

350	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$958
Class 1A	$—	$40	5
Class 2	8,446	Not applicable	1,013
Class 4	1,632	1,632	196
Total class-specific expenses	$10,078	$1,672	$2,172

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$286
Class 1A	$—	$12	2
Class 2	4,489	Not applicable	539
Class 4	693	693	83
Total class-specific expenses	$5,182	$705	$910

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,634
Class 1A	$—	$592	71
Class 2	40,663	Not applicable	4,880
Class 3	384	Not applicable	64
Class 4	7,328	7,328	879
Total class-specific expenses	$48,375	$7,920	$10,528

International Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$979
Class 1A	$—	$28	3
Class 2	8,181	Not applicable	982
Class 3	29	Not applicable	5
Class 4	983	983	118
Total class-specific expenses	$9,193	$1,011	$2,087

American Funds Insurance Series	351

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$513
Class 1A	$—	$24	3
Class 2	1,965	Not applicable	236
Class 4	1,857	1,857	223
Total class-specific expenses	$3,822	$1,881	$975

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,704
Class 1A	$—	$95	12
Class 2	6,962	Not applicable	836
Class 4	2,962	2,962	355
Total class-specific expenses	$9,924	$3,057	$2,907

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$168
Class 1A	$—	$16	2
Class 2	2,509	Not applicable	301
Class 4	515	515	62
Total class-specific expenses	$3,024	$531	$533

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,192
Class 1A	$—	$79	9
Class 2	30,198	Not applicable	3,624
Class 3	238	Not applicable	40
Class 4	4,509	4,509	541
Total class-specific expenses	$34,945	$4,588	$10,406

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$14	2
Class 2	406	Not applicable	49
Class 4	330	330	39
Total class-specific expenses	$736	$344	$94

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$182
Class 1A	$—	$25	3
Class 2	35	Not applicable	4
Class 4	1,354	1,354	163
Total class-specific expenses	$1,389	$1,379	$352

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,520
Class 1A	$—	$71	9
Class 2	10,446	Not applicable	1,253
Class 3	51	Not applicable	9
Class 4	13,745	13,745	1,649
Total class-specific expenses	$24,242	$13,816	$7,440

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$7	1
Class 2	394	Not applicable	47
Class 4	296	296	35
Total class-specific expenses	$690	$303	$112

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,990
Class 1A	$—	$594	71
Class 2	7,105	Not applicable	853
Class 4	2,136	2,136	256
Total class-specific expenses	$9,241	$2,730	$3,170

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$196
Class 1A	$—	$3	—	*
Class 2	1,886	Not applicable	226
Class 4	133	133	16
Total class-specific expenses	$2,019	$136	$438

Refer to the end of the tables for footnote.

352	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$66
Class 1A	$—	$6		1
Class 2	1,303	Not applicable		156
Class 3	15	Not applicable		2
Class 4	221	221		27
Total class-specific expenses	$1,539	$227		$252

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$4
Class 1A	$—	$4		1
Class 2	111	Not applicable		13
Class 4	107	108		13
Total class-specific expenses	$218	$112		$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$13
Class 1A	$—	$—	*	—	*
Class 2	713	Not applicable		86
Class 3	8	Not applicable		1
Class 4	167	167		20
Total class-specific expenses	$888	$167		$120

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$74
Class 1A	$—	$11		1
Class 2	2,652	Not applicable		318
Class 3	11	Not applicable		2
Class 4	462	461		56
Total class-specific expenses	$3,125	$472		$451

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$26
Class P2	$1,174	1,174
Total class-specific expenses	$1,174	$1,200

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$305	305
Total class-specific expenses	$305	$309

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$7
Class P2	$786	786
Total class-specific expenses	$786	$793

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,635
Class P2	$673	673
Total class-specific expenses	$673	$5,308

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$19
Class P2	$5,253	5,253
Total class-specific expenses	$5,253	$5,272

*	Amount less than one thousand.

American Funds Insurance Series	353

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2023, total fees and expenses reimbursed by CRMC were $67,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees compensation
Global Growth Fund	$20		$9		$29
Global Small Capitalization Fund	9		4		13
Growth Fund	96		45		141
International Fund	19		8		27
New World Fund	9		4		13
Washington Mutual Investors Fund	27		12		39
Capital World Growth and Income Fund	5		2		7
Growth-Income Fund	96		42		138
International Growth and Income Fund	1		—	*	1
Capital Income Builder	3		1		4
Asset Allocation Fund	70		30		100
American Funds Global Balanced Fund	2		—	*	2
The Bond Fund of America	29		13		42
Capital World Bond Fund	4		2		6
American High-Income Trust	2		1		3
American Funds Mortgage Fund	—	*	—	*	—	*
Ultra-Short Bond Fund	1		1		2
U.S. Government Securities Fund	4		2		6
Managed Risk Growth Fund	1		1		2
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Washington Mutual Investors Fund	1		—	*	1
Managed Risk Growth-Income Fund	6		3		9
Managed Risk Asset Allocation Fund	6		3		9

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

354	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2023 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$143,889	$87,197	$9,634
Global Small Capitalization Fund	9,942	11,693	8,672
Growth Fund	166,584	358,497	10,310
International Fund	73,650	21,674	(3,753)
New World Fund	16,926	33,734	1,554
Washington Mutual Investors Fund	116,301	58,777	5,903
Capital World Growth and Income Fund	21,985	18,869	1,020
Growth-Income Fund	423,580	508,767	105,610
International Growth and Income Fund	4,805	6,338	607
Capital Income Builder	9,847	11,526	127
Asset Allocation Fund	214,958	673,480	132,916
American Funds Global Balanced Fund	4,519	1,414	(220)
American High-Income Trust	—	398	270

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2023.

American Funds Insurance Series	355

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$192,718	6,033	$274,560	8,748	$(540,248)	(16,855)	$(72,970)	(2,074)
Class 1A	2,158	68	1,343	43	(2,107)	(66)	1,394	45
Class 2	39,498	1,245	289,912	9,380	(438,910)	(13,838)	(109,500)	(3,213)
Class 4	95,674	3,056	54,608	1,787	(77,844)	(2,499)	72,438	2,344
Total net increase (decrease)	$330,048	10,402	$620,423	19,958	$(1,059,109)	(33,258)	$(108,638)	(2,898)

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$91,477	5,345	$16,333	935	$(152,565)	(8,792)	$(44,755)	(2,512)
Class 1A	781	46	71	4	(530)	(31)	322	19
Class 2	39,394	2,481	28,267	1,715	(197,235)	(11,995)	(129,574)	(7,799)
Class 4	34,683	2,137	3,699	225	(36,779)	(2,285)	1,603	77
Total net increase (decrease)	$166,335	10,009	$48,370	2,879	$(387,109)	(23,103)	$(172,404)	(10,215)

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$1,126,344	13,031	$952,995	11,055	$(2,473,911)	(28,345)	$(394,572)	(4,259)
Class 1A	39,167	473	14,169	166	(24,617)	(280)	28,719	359
Class 2	378,332	4,358	983,331	11,587	(2,226,251)	(25,522)	(864,588)	(9,577)
Class 3	2,841	32	12,720	146	(23,828)	(268)	(8,267)	(90)
Class 4	479,958	5,642	172,656	2,092	(306,686)	(3,644)	345,928	4,090
Total net increase (decrease)	$2,026,642	23,536	$2,135,871	25,046	$(5,055,293)	(58,059)	$(892,780)	(9,477)

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$116,405	7,036	$50,154	3,024	$(410,379)	(24,700)	$(243,820)	(14,640)
Class 1A	1,488	90	150	9	(1,420)	(86)	218	13
Class 2	132,534	7,999	42,608	2,582	(397,669)	(24,084)	(222,527)	(13,503)
Class 3	199	12	219	13	(1,551)	(92)	(1,133)	(67)
Class 4	41,507	2,540	4,367	269	(55,374)	(3,413)	(9,500)	(604)
Total net increase (decrease)	$292,133	17,677	$97,498	5,897	$(866,393)	(52,375)	$(476,762)	(28,801)

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$86,114	3,585	$28,772	1,188	$(174,819)	(7,226)	$(59,933)	(2,453)
Class 1A	1,115	47	146	6	(1,025)	(43)	236	10
Class 2	59,693	2,497	11,303	473	(136,698)	(5,745)	(65,702)	(2,775)
Class 4	71,676	3,024	9,222	389	(93,668)	(3,971)	(12,770)	(558)
Total net increase (decrease)	$218,598	9,153	$49,443	2,056	$(406,210)	(16,985)	$(138,169)	(5,776)

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$277,677	21,465	$170,023	12,648	$(697,429)	(52,419)	$(249,729)	(18,306)
Class 1A	9,396	729	532	40	(54,463)	(4,239)	(44,535)	(3,470)
Class 2	33,904	2,614	77,682	5,899	(358,013)	(27,290)	(246,427)	(18,777)
Class 4	156,923	12,161	31,807	2,442	(102,800)	(7,983)	85,930	6,620
Total net increase (decrease)	$477,900	36,969	$280,044	21,029	$(1,212,705)	(91,931)	$(454,761)	(33,933)

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$65,556	5,277	$11,348	873	$(143,262)	(11,299)	$(66,358)	(5,149)
Class 1A	755	60	126	9	(615)	(50)	266	19
Class 2	13,750	1,078	18,495	1,427	(147,991)	(11,668)	(115,746)	(9,163)
Class 4	31,436	2,536	3,732	296	(24,318)	(1,970)	10,850	862
Total net increase (decrease)	$111,497	8,951	$33,701	2,605	$(316,186)	(24,987)	$(170,988)	(13,431)

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$479,730	9,041	$1,404,035	26,362	$(2,739,803)	(50,914)	$(856,038)	(15,511)
Class 1A	4,149	77	2,090	40	(4,268)	(80)	1,971	37
Class 2	112,392	2,119	806,872	15,426	(1,545,914)	(29,027)	(626,650)	(11,482)
Class 3	280	5	8,705	163	(14,068)	(259)	(5,083)	(91)
Class 4	187,357	3,563	118,358	2,303	(175,879)	(3,369)	129,836	2,497
Total net increase (decrease)	$783,908	14,805	$2,340,060	44,294	$(4,479,932)	(83,649)	$(1,355,964)	(24,550)

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$3,526	363	$394	41	$(3,717)	(387)	$203	17
Class 1A	1,556	164	151	17	(992)	(105)	715	76
Class 2	3,978	424	3,950	423	(25,662)	(2,748)	(17,734)	(1,901)
Class 4	24,171	2,625	3,138	342	(21,164)	(2,297)	6,145	670
Total net increase (decrease)	$33,231	3,576	$7,633	823	$(51,535)	(5,537)	$(10,671)	(1,138)

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$77,581	6,983	$19,561	1,773	$(60,168)	(5,393)	$36,974	3,363
Class 1A	524	47	290	26	(737)	(66)	77	7
Class 2	1,719	155	410	37	(1,019)	(92)	1,110	100
Class 4	50,560	4,553	14,650	1,330	(60,170)	(5,412)	5,040	471
Total net increase (decrease)	$130,384	11,738	$34,911	3,166	$(122,094)	(10,963)	$43,201	3,941

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$315,966	14,009	$942,218	42,101	$(1,956,417)	(86,110)	$(698,233)	(30,000)
Class 1A	6,331	281	1,702	77	(4,607)	(204)	3,426	154
Class 2	42,695	1,904	254,377	11,536	(565,941)	(25,320)	(268,869)	(11,880)
Class 3	436	19	1,741	78	(2,528)	(111)	(351)	(14)
Class 4	217,843	9,818	326,200	14,919	(516,978)	(23,318)	27,065	1,419
Total net increase (decrease)	$583,271	26,031	$1,526,238	68,711	$(3,046,471)	(135,063)	$(936,962)	(40,321)

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$24,292	2,019	$13,166	1,134	$(35,782)	(2,948)	$1,676	205
Class 1A	85	7	353	31	(220)	(18)	218	20
Class 2	4,268	348	21,444	1,856	(22,190)	(1,820)	3,522	384
Class 4	14,257	1,202	15,977	1,406	(12,127)	(1,019)	18,107	1,589
Total net increase (decrease)	$42,902	3,576	$50,940	4,427	$(70,319)	(5,805)	$23,523	2,198

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$988,201	104,121	$244,526	26,118	$(784,964)	(82,958)	$447,763	47,281
Class 1A	47,994	5,083	8,577	923	(22,212)	(2,334)	34,359	3,672
Class 2	129,127	13,768	97,823	10,606	(228,846)	(24,571)	(1,896)	(197)
Class 4	200,494	21,589	30,097	3,279	(66,304)	(7,144)	164,287	17,724
Total net increase (decrease)	$1,365,816	144,561	$381,023	40,926	$(1,102,326)	(117,007)	$644,513	68,480

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$41,684	4,293	$—	—	$(80,001)	(8,267)	$(38,317)	(3,974)
Class 1A	206	21	—	—	(169)	(17)	37	4
Class 2	88,520	9,189	—	—	(82,729)	(8,647)	5,791	542
Class 4	7,131	757	—	—	(6,337)	(672)	794	85
Total net increase (decrease)	$137,541	14,260	$—	—	$(169,236)	(17,603)	$(31,695)	(3,343)

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$4,239	480	$15,199	1,751	$(30,729)	(3,495)	$(11,291)	(1,264)
Class 1A	1,264	146	171	20	(180)	(20)	1,255	146
Class 2	12,480	1,448	36,273	4,277	(61,378)	(7,129)	(12,625)	(1,404)
Class 3	178	20	556	64	(1,269)	(144)	(535)	(60)
Class 4	55,861	5,819	5,958	629	(35,851)	(3,767)	25,968	2,681
Total net increase (decrease)	$74,022	7,913	$58,157	6,741	$(129,407)	(14,555)	$2,772	99

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$15,434	1,633	$656	71	$(274)	(29)	$15,816	1,675
Class 1A	494	53	71	8	(343)	(37)	222	24
Class 2	1,572	168	1,634	178	(5,679)	(604)	(2,473)	(258)
Class 4	11,209	1,208	1,600	177	(7,433)	(812)	5,376	573
Total net increase (decrease)	$28,709	3,062	$3,961	434	$(13,729)	(1,482)	$18,941	2,014

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$15,301	1,322	$1,981		175		$(27,332)	(2,377)	$(10,050)	(880)
Class 1A	104	9	5		—	†	—	—	109	9
Class 2	49,580	4,448	12,823		1,169		(87,341)	(7,830)	(24,938)	(2,213)
Class 3	319	28	198		17		(579)	(51)	(62)	(6)
Class 4	32,945	2,924	2,524		229		(60,576)	(5,393)	(25,107)	(2,240)
Total net increase (decrease)	$98,249	8,731	$17,531		1,590		$(175,828)	(15,651)	$(60,048)	(5,330)

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$55,970	5,604	$9,373		959		$(47,478)	(4,765)	$17,865	1,798
Class 1A	1,646	166	171		18		(905)	(92)	912	92
Class 2	89,575	9,065	39,206		4,068		(104,906)	(10,680)	23,875	2,453
Class 3	185	19	219		22		(967)	(97)	(563)	(56)
Class 4	58,408	5,912	6,275		651		(70,259)	(7,138)	(5,576)	(575)
Total net increase (decrease)	$205,784	20,766	$55,244		5,718		$(224,515)	(22,772)	$36,513	3,712

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Managed Risk Growth Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$2,318	221	$2,445		252		$(1,380)	(131)	$3,383	342
Class P2	15,188	1,407	109,238		11,379		(64,373)	(6,069)	60,053	6,717
Total net increase (decrease)	$17,506	1,628	$111,683		11,631		$(65,753)	(6,200)	$63,436	7,059

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$282	34	$156	19	$(230)	(27)	$208	26
Class P2	3,795	459	10,696	1,309	(13,108)	(1,539)	1,383	229
Total net increase (decrease)	$4,077	493	$10,852	1,328	$(13,338)	(1,566)	$1,591	255

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Managed Risk Washington Mutual Investors Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$158	15	$422	43	$(478)	(47)	$102	11
Class P2	12,514	1,194	47,565	4,928	(40,947)	(3,988)	19,132	2,134
Total net increase (decrease)	$12,672	1,209	$47,987	4,971	$(41,425)	(4,035)	$19,234	2,145

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Managed Risk Growth-Income Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$30,902	2,476	$260,286	22,694	$(233,754)	(19,325)	$57,434	5,845
Class P2	7,934	662	37,088	3,259	(38,477)	(3,190)	6,545	731
Total net increase (decrease)	$38,836	3,138	$297,374	25,953	$(272,231)	(22,515)	$63,979	6,576

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$3,002	267	$1,016	92	$(1,021)	(88)	$2,997	271
Class P2	18,885	1,651	286,099	26,654	(309,678)	(27,225)	(4,694)	1,080
Total net increase (decrease)	$21,887	1,918	$287,115	26,746	$(310,699)	(27,313)	$(1,697)	1,351

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2023, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 16% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 19% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2023 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund		New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,041,318	$1,037,010	$7,688,452	$1,852,081		$1,098,366	$2,745,722
Sales of investment securities*	2,714,602	1,264,868	9,960,001	2,232,740		1,207,581	3,224,191
Non-U.S. taxes paid on dividend income	5,618	1,841	7,240	7,965		4,897	1,532
Non-U.S. taxes paid on interest income	—	—	—	—		56	—
Non-U.S. taxes paid (refunded) on realized gains	2,565	3,485	—	7,086		3,729	—
Non-U.S. taxes provided on unrealized appreciation	3,034	19,329	—	28,578		17,416	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$491,865	$8,645,420	$113,162	$1,437,820		$33,439,898	$342,317
Sales of investment securities*	656,676	10,727,201	126,104	1,353,129		35,747,744	338,990
Non-U.S. taxes paid on dividend income	2,246	8,682	721	1,585		6,504	419
Non-U.S. taxes paid on interest income	—	—	—	—	†	—	8
Non-U.S. taxes paid (refunded) on realized gains	547	—	46	332		2,160	129
Non-U.S. taxes provided on unrealized appreciation	676	—	126	556		—	191

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$47,551,731	$3,062,821	$303,911	$1,032,074	$—	$9,720,267
Sales of investment securities*	45,967,967	2,845,562	321,979	1,005,972	—	9,479,577
Non-U.S. taxes paid on interest income	21	110	—	—	—	—
Non-U.S. taxes paid (refunded) on realized gains	17	(7)	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	116	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$163,243	$28,994	$53,209	$388,825	$231,311
Sales of investment securities*	213,909	45,063	88,452	595,503	463,691

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

366	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2023	$30.18	$.36	$6.30	$6.66	$(.37)	$(2.55)	$(2.92)	$33.92	22.91%	$3,418	.52%	.41%	1.13%
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53	.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
Class 1A:
12/31/2023	30.04	.28	6.26	6.54	(.29)	(2.55)	(2.84)	33.74	22.60	18	.77	.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
Class 2:
12/31/2023	29.79	.28	6.21	6.49	(.29)	(2.55)	(2.84)	33.44	22.60	3,522	.77	.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
Class 4:
12/31/2023	29.51	.20	6.14	6.34	(.22)	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2023	$16.22	$.11	$2.53	$2.64	$(.08)	$(.21)	$(.29)	$18.57	16.45%	$1,001	.70%	.65%	.63%
12/31/2022	34.17	.05	(9.50)	(9.45)	—	(8.50)	(8.50)	16.22	(29.37)	916	.72	.69	.24
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707	.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391	.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050	.75	.75	.48
Class 1A:
12/31/2023	16.00	.06	2.50	2.56	(.04)	(.21)	(.25)	18.31	16.15	5	.95	.90	.38
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4	.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5	.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1	.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1	.99	.99	.22
Class 2:
12/31/2023	15.30	.06	2.39	2.45	(.04)	(.21)	(.25)	17.50	16.17	1,879	.95	.90	.38
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762	.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521	.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653	1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363	1.00	1.00	.22
Class 4:
12/31/2023	15.28	.02	2.37	2.39	— [4]	(.21)	(.21)	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268	1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206	1.25	1.25	(.04)

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2023	$76.29	$.57	$28.16	$28.73	$(.54)	$(5.04)	$(5.58)	$99.44	38.81%	$17,382	.35%	.65%
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35	.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
Class 1A:
12/31/2023	75.61	.35	27.88	28.23	(.34)	(5.04)	(5.38)	98.46	38.47	280	.60	.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
Class 2:
12/31/2023	75.41	.35	27.80	28.15	(.32)	(5.04)	(5.36)	98.20	38.49	17,879	.60	.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
Class 3:
12/31/2023	77.09	.42	28.45	28.87	(.38)	(5.04)	(5.42)	100.54	38.56	236	.53	.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
Class 4:
12/31/2023	73.64	.13	27.12	27.25	(.15)	(5.04)	(5.19)	95.70	38.13	3,522	.85	.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59

Refer to the end of the tables for footnotes.

American Funds Insurance Series	369

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2023	$15.31	$.25	$2.20	$2.45	$(.26)	$—	$(.26)	$17.50	16.12%	$3,353	.53%	1.50%
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54	1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
Class 1A:
12/31/2023	15.23	.21	2.19	2.40	(.22)	—	(.22)	17.41	15.85	12	.78	1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
Class 2:
12/31/2023	15.23	.21	2.19	2.40	(.22)	—	(.22)	17.41	15.84	3,382	.78	1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
Class 3:
12/31/2023	15.35	.22	2.22	2.44	(.23)	—	(.23)	17.56	15.99	17	.71	1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
Class 4:
12/31/2023	14.99	.16	2.16	2.32	(.18)	—	(.18)	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03

Refer to the end of the tables for footnotes.

370	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2023	$22.30	$.40	$3.19	$3.59	$(.41)	$—	$(.41)	$25.48	16.22%	$1,778	.64%	.57%	1.64%
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68	.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
Class 1A:
12/31/2023	22.19	.33	3.20	3.53	(.36)	—	(.36)	25.36	15.98	10	.89	.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
Class 2:
12/31/2023	22.02	.33	3.17	3.50	(.35)	—	(.35)	25.17	15.99	803	.89	.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
Class 4:
12/31/2023	21.84	.27	3.14	3.41	(.30)	—	(.30)	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67

Refer to the end of the tables for footnotes.

American Funds Insurance Series	371

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2023	$12.69	$.28	$1.92	$2.20	$(.28)	$(.12)	$(.40)	$14.49	17.66%	$6,020	.41%	.27%	2.07%
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41	.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
Class 1A:
12/31/2023	12.61	.23	1.92	2.15	(.21)	(.12)	(.33)	14.43	17.29	23	.66	.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
Class 2:
12/31/2023	12.46	.24	1.88	2.12	(.25)	(.12)	(.37)	14.21	17.29	2,899	.66	.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
Class 4:
12/31/2023	12.34	.20	1.86	2.06	(.22)	(.12)	(.34)	14.06	16.97	1,344	.91	.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2023	$11.67	$.27	$2.19	$2.46	$(.28)	$—	$(.28)	$13.85	21.22%	$579	.52%	.41%	2.08%
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57	.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
Class 1A:
12/31/2023	11.61	.23	2.18	2.41	(.25)	—	(.25)	13.77	20.87	7	.77	.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
Class 2:
12/31/2023	11.64	.23	2.18	2.41	(.24)	—	(.24)	13.81	20.88	1,040	.77	.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
Class 4:
12/31/2023	11.35	.19	2.14	2.33	(.22)	—	(.22)	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2023	$50.21	$.86	$11.96	$12.82	$(.88)	$(2.89)	$(3.77)	$59.26	26.47%	$22,319	.29%	1.60%
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29	1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
Class 1A:
12/31/2023	49.93	.72	11.87	12.59	(.75)	(2.89)	(3.64)	58.88	26.12	35	.54	1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
Class 2:
12/31/2023	49.46	.72	11.75	12.47	(.74)	(2.89)	(3.63)	58.30	26.14	12,894	.54	1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
Class 3:
12/31/2023	50.33	.77	11.97	12.74	(.78)	(2.89)	(3.67)	59.40	26.23	142	.47	1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
Class 4:
12/31/2023	48.72	.57	11.57	12.14	(.63)	(2.89)	(3.52)	57.34	25.82	2,062	.79	1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2023	$8.94	$.27	$1.15	$1.42	$(.26)	$—	$(.26)	$10.10	16.08%	$15	.56%	.55%	2.82%
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64	.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
Class 1A:
12/31/2023	8.70	.24	1.13	1.37	(.24)	—	(.24)	9.83	15.92	6	.81	.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
Class 2:
12/31/2023	8.70	.24	1.12	1.36	(.24)	—	(.24)	9.82	15.76	165	.81	.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
Class 4:
12/31/2023	8.56	.21	1.12	1.33	(.22)	—	(.22)	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2023	$10.99	$.41	$.59	$1.00	$(.36)	$—	$(.36)	$11.63	9.28%	$660	.40%	.26%	3.68%
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	—	(.34)	10.99	(6.90)	586	.44	.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
Class 1A:
12/31/2023	10.98	.38	.59	.97	(.33)	—	(.33)	11.62	9.01	10	.65	.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
Class 2:
12/31/2023	10.98	.38	.59	.97	(.33)	—	(.33)	11.62	9.01	15	.65	.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
Class 4:
12/31/2023	10.96	.35	.59	.94	(.30)	—	(.30)	11.60	8.75	566	.90	.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68

Refer to the end of the tables for footnotes.

376	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2023	$22.20	$.57	$2.54	$3.11	$(.56)	$(.89)	$(1.45)	$23.86	14.55%	$15,555	.30%	2.49%
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30	2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
Class 1A:
12/31/2023	22.10	.51	2.53	3.04	(.51)	(.89)	(1.40)	23.74	14.32	32	.55	2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
Class 2:
12/31/2023	21.91	.50	2.52	3.02	(.51)	(.89)	(1.40)	23.53	14.27	4,261	.55	2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
Class 3:
12/31/2023	22.23	.53	2.55	3.08	(.52)	(.89)	(1.41)	23.90	14.37	30	.48	2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
Class 4:
12/31/2023	21.75	.44	2.49	2.93	(.45)	(.89)	(1.34)	23.34	14.02	5,807	.80	1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	377

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2023	$12.55	$.33	$1.29	$1.62	$(.23)	$(1.57)	$(1.80)	$12.37	14.05%	$98	.53%	.52%	2.67%
12/31/2022	14.73	.26	(2.37)	(2.11)	—	(.07)	(.07)	12.55	(14.33)	96	.59	.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
Class 1A:
12/31/2023	12.49	.29	1.30	1.59	(.21)	(1.57)	(1.78)	12.30	13.77	3	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
Class 2:
12/31/2023	12.49	.30	1.29	1.59	(.20)	(1.57)	(1.77)	12.31	13.83	160	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
Class 4:
12/31/2023	12.32	.26	1.27	1.53	(.18)	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37

Refer to the end of the tables for footnotes.

378	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2023	$9.41	$.39	$.09	$.48	$(.35)	$—	$(.35)	$9.54	5.21%	$6,908	.39%	.20%	4.15%
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39	.20	3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
Class 1A:
12/31/2023	9.35	.37	.08	.45	(.33)	—	(.33)	9.47	4.89	258	.64	.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
Class 2:
12/31/2023	9.27	.36	.10	.46	(.33)	—	(.33)	9.40	5.02	2,879	.64	.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
Class 4:
12/31/2023	9.23	.34	.09	.43	(.31)	—	(.31)	9.35	4.72	963	.89	.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25

Refer to the end of the tables for footnotes.

American Funds Insurance Series	379

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2023	$9.55	$.32	$.29	$.61	$—	$—	$—	$10.16	6.39%	$665	.48%	.48%	3.33%
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51	.48	2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
Class 1A:
12/31/2023	9.50	.30	.28	.58	—	—	—	10.08	6.11	1	.73	.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
Class 2:
12/31/2023	9.45	.29	.29	.58	—	—	—	10.03	6.14	817	.73	.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
Class 4:
12/31/2023	9.33	.27	.28	.55	—	—	—	9.88	5.89	57	.98	.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09

Refer to the end of the tables for footnotes.

380	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2023	$8.53	$.63	$.43	$1.06	$(.65)	$—	$(.65)	$8.94	12.69%	$223	.45%	.31%	7.10%
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	—	(.75)	8.53	(9.01)	224	.47	.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
Class 1A:
12/31/2023	8.51	.61	.41	1.02	(.63)	—	(.63)	8.90	12.40	3	.70	.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
Class 2:
12/31/2023	8.35	.59	.41	1.00	(.62)	—	(.62)	8.73	12.45	533	.70	.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
Class 3:
12/31/2023	8.58	.61	.43	1.04	(.63)	—	(.63)	8.99	12.54	8	.63	.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
Class 4:
12/31/2023	9.26	.63	.46	1.09	(.60)	—	(.60)	9.75	12.18	107	.95	.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21

Refer to the end of the tables for footnotes.

American Funds Insurance Series	381

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2023	$9.45	$.45	$(.08)	$.37	$(.38)	$—	$(.38)	$9.44	4.03%	$17	.41%	.29%	4.76%
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	—	(.15)	9.45	(9.76)	1	.45	.25	.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
Class 1A:
12/31/2023	9.34	.41	(.07)	.34	(.36)	—	(.36)	9.32	3.72	2	.65	.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
Class 2:
12/31/2023	9.36	.41	(.07)	.34	(.36)	—	(.36)	9.34	3.68	44	.64	.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
Class 4:
12/31/2023	9.25	.38	(.06)	.32	(.34)	—	(.34)	9.23	3.51	45	.90	.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71

Refer to the end of the tables for footnotes.

382	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2023	$11.35	$.55	$.01		$.56	$(.56)	$—	$(.56)	$11.35	4.94%	$40		.30%	4.81%
12/31/2022	11.27	.17	(.01)		.16	(.08)	—	(.08)	11.35	1.42	51		.32	1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
Class 1A:
12/31/2023	11.35	.54	—		.54	(.54)	—	(.54)	11.35	4.79	—	[6]	.53	4.69
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
Class 2:
12/31/2023	11.00	.51	—	[4]	.51	(.53)	—	(.53)	10.98	4.64	273		.55	4.56
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
Class 3:
12/31/2023	11.14	.52	.01		.53	(.54)	—	(.54)	11.13	4.75	4		.48	4.64
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
Class 4:
12/31/2023	11.05	.48	.01		.49	(.49)	—	(.49)	11.05	4.44	56		.80	4.28
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40

Refer to the end of the tables for footnotes.

American Funds Insurance Series	383

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2023	$9.99	$.40	$(.09)	$.31	$(.39)	$—	$(.39)	$9.91	3.21%	$257	.33%	.21%	4.05%
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	—	(.44)	9.99	(10.75)	242	.36	.22	2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
Class 1A:
12/31/2023	9.96	.38	(.10)	.28	(.37)	—	(.37)	9.87	2.88	5	.58	.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
Class 2:
12/31/2023	9.87	.37	(.09)	.28	(.37)	—	(.37)	9.78	2.89	1,073	.58	.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
Class 3:
12/31/2023	10.02	.39	(.10)	.29	(.37)	—	(.37)	9.94	3.00	6	.51	.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
Class 4:
12/31/2023	9.86	.35	(.10)	.25	(.34)	—	(.34)	9.77	2.62	183	.83	.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56

Refer to the end of the tables for footnotes.

384	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income (loss) to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2023	$11.37	$.08	$2.28	$2.36	$(.08)	$(2.79)	$(2.87)	$10.86	23.77%	$13	.42%		.37%		.72%		.77%
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9	.41		.36		.69		.47
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13	.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11	.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6	.42		.37		.73		1.19
Class P2:
12/31/2023	11.28	.05	2.26	2.31	(.07)	(2.79)	(2.86)	10.73	23.50	495	.67		.62		.97		.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445	.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584	.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554	.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434	.68		.63		.99		.73
Managed Risk International Fund
Class P1:
12/31/2023	$8.61	$.13	$.41	$.54	$(.15)	$(.64)	$(.79)	$8.36	6.36%	$2	.46%		.36%		.86%		1.60%
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34)	—	(.34)	8.61	(15.27)[10]	2	.44	[10]	.37	[10]	.87	[10]	1.70	[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2	.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2	.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1	.41	[10]	.33	[10]	.84	[10]	1.64	[10]
Class P2:
12/31/2023	8.58	.10	.42	.52	(.14)	(.64)	(.78)	8.32	6.22	122	.73		.63		1.13		1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124	.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160	.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168	.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165	.71		.63		1.14		1.21
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2023	$11.24	$.20	$.79	$.99	$(.24)	$(1.49)	$(1.73)	$10.50	10.04%	$3	.42%		.37%		.76%		1.91%
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56)	—	(.56)	11.24	(8.92)[10]	3	.41	[10]	.36	[10]	.75	[10]	1.96	[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2	.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2	.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1	.38	[10]	.33	[10]	.74	[10]	2.14	[10]
Class P2:
12/31/2023	11.18	.18	.77	.95	(.21)	(1.49)	(1.70)	10.43	9.73	322	.68		.63		1.02		1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321	.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371	.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355	.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365	.68		.63		1.04		1.62

Refer to the end of the tables for footnotes.

American Funds Insurance Series	385

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expense	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income (loss) to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2023	$12.51	$.20	$1.65	$1.85	$(.21)	$(1.62)	$(1.83)	$12.53	16.17%	$1,910	.41%	.36%	.66%	1.64%
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41	.36	.65	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
Class P2:
12/31/2023	12.44	.17	1.64	1.81	(.18)	(1.62)	(1.80)	12.45	15.90	277	.66	.61	.91	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
Managed Risk Asset Allocation Fund
Class P1:
12/31/2023	$12.43	$.31	$.87	$1.18	$(.26)	$(1.45)	$(1.71)	$11.90	10.51%	$10	.41%	.36%	.65%	2.61%
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41	.36	.64	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
Class P2:
12/31/2023	12.09	.21	.90	1.11	(.22)	(1.45)	(1.67)	11.53	10.23	2,093	.66	.61	.90	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51

Refer to the end of the tables for footnotes.

386	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2023	2022	2021	2020	2019
Capital Income Builder	59%	48%	60%	110%	44%
Asset Allocation Fund	54	42	45	49	47
American Funds Global Balanced Fund	43	111	36	68	60
The Bond Fund of America	129	77	87	72	146
Capital World Bond Fund	110	114	64	88	110
American Funds Mortgage Fund	85	56	38	123	84
U.S. Government Securities Fund	113	77	126	112	103

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2023	2022	2021	2020	2019
Global Growth Fund	29%	29%	18%	17%	14%
Global Small Capitalization Fund	36	40	29	38	50
Growth Fund	23	29	25	32	21
International Fund	28	42	44	40	32
New World Fund	36	40	43	70	38
Washington Mutual Investors Fund	29	30	90	40	37
Capital World Growth and Income Fund	29	42	85	36	29
Growth-Income Fund	26	25	24	33	27
International Growth and Income Fund	38	48	41	56	28
Capital Income Builder	149	126	93	184	72
Asset Allocation Fund	159	118	124	145	79
American Funds Global Balanced Fund	103	126	39	86	74
The Bond Fund of America	545	415	456	461	373
Capital World Bond Fund	286	188	91	145	159
American High-Income Trust	40	34	56	78	58
American Funds Mortgage Fund	1053	1141	975	1143	350
U.S. Government Securities Fund	744	695	433	867	277
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
Managed Risk Growth Fund	39	97	32	80	10
Managed Risk International Fund	27	82	24	71	8
Managed Risk Washington Mutual Investors Fund	19	70	16	101	13
Managed Risk Growth-Income Fund	21	67	13	38	6
Managed Risk Asset Allocation Fund	13	48	5	30	8

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	387

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 12, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

388	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	389

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,065.36	$2.13	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,063.96	3.43	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,063.79	3.43	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,062.63	4.73	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,043.89	$3.35	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,042.39	4.63	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,042.62	4.63	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,041.23	5.92	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,110.35	$1.86	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,109.05	3.19	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	1,108.97	3.19	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,109.36	2.82	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,107.63	4.52	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,032.27	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,030.90	3.99	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,030.85	3.99	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,031.76	3.64	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,029.32	5.27	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,037.95	$2.93	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,036.92	4.21	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,037.05	4.21	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,035.33	5.49	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

390	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,090.53	$1.42	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,088.93	2.74	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,089.35	2.74	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,087.70	4.05	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,077.11	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,075.48	3.45	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,075.07	3.45	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,074.58	4.76	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,101.17	$1.54	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,099.76	2.86	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,099.71	2.86	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,100.09	2.49	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,098.41	4.18	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,052.31	$2.90	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	1,051.85	4.19	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	1,050.45	4.19	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,050.48	5.48	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,054.07	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.81	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.82	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,050.64	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	391

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,069.81	$1.57	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,068.68	2.87	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,069.06	2.87	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,069.05	2.50	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,067.57	4.17	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,058.55	$2.75	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,056.75	4.04	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,057.49	4.05	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 4 – actual return	1,000.00	1,054.83	5.33	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,035.95	$1.03	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	1,034.23	2.31	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	1,034.32	2.31	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	1,032.80	3.59	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,047.42	$2.53	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,045.64	3.82	.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,045.88	3.82	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,045.50	5.10	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,079.71	$1.63	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,077.06	2.93	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,078.12	2.93	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,077.60	2.57	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,076.97	4.24	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

392	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,030.27	$1.64	.32%
Class 1 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 1A – actual return	1,000.00	1,028.66	2.91	.57
Class 1A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 2 – actual return	1,000.00	1,028.30	2.91	.57
Class 2 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,027.90	4.19	.82
Class 4 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,025.81	$1.58	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,025.21	2.76	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,024.44	2.86	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,024.77	2.50	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,023.20	4.13	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,028.15	$1.12	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	1,027.35	2.40	.47
Class 1A – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 – actual return	1,000.00	1,027.41	2.40	.47
Class 2 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 3 – actual return	1,000.00	1,027.43	2.04	.40
Class 3 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 4 – actual return	1,000.00	1,025.17	3.68	.72
Class 4 – assumed 5% return	1,000.00	1,021.58	3.67	.72

Refer to the end of the tables for footnotes.

American Funds Insurance Series	393

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,083.83	$2.05	.39%	$3.78	.72%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.67	.72
Class P2 – actual return	1,000.00	1,082.74	3.31	.63	5.09	.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,014.56	$1.78	.35%	$4.37	.86%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	4.38	.86
Class P2 – actual return	1,000.00	1,013.40	3.04	.60	5.73	1.13
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,064.10	$1.92	.37%	$3.95	.76%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.87	.76
Class P2 – actual return	1,000.00	1,062.31	3.27	.63	5.30	1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.03	$1.88	.36%	$3.44	.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.36	.66
Class P2 – actual return	1,000.00	1,068.22	3.18	.61	4.74	.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.63	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,058.48	$1.97	.38%	$3.37	.65%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.31	.65
Class P2 – actual return	1,000.00	1,056.67	3.11	.60	4.67	.90
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.58	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

394	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	395

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396	American Funds Insurance Series

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American Funds Insurance Series	397

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993–2003)	89	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chairman and Director, Capital Research and Management Company	88	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

398	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Senior Vice President, Secretary and Director, Capital Group Companies Global[6]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[6]
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[6]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2010-2014; 2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	399

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

400	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2024, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity-focused funds have beaten their comparable Lipper indexes in 88% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2023.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund, International Growth and Income Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2022. Four of our five fixed income American Funds that have been in existence for the three year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2. CODE OF ETHICS.

As of the end of the fiscal year, December 31, 2023, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)AUDIT FEES

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended December 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee:

2023: $1,857,772

2022: $1,779,918

(b)AUDIT RELATED FEES:

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940. Amounts billed to the registrant were as follows:

2023: $54,724

2022: $52,549

In addition, amounts billed to control affiliates for service provider controls reviews were $127,986 and $121,890 for the fiscal years ended December 31, 2023 and 2022, respectively.

(c)TAX FEES:

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended December 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $82,707

2022: $81,408

(d)ALL OTHER FEES:

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

2023: $18,466

2022: $6,265

The nature of the services comprising all other fees is advisory services provided to the investment manager.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended December 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,466,612 for the fiscal year ended December 31, 2023 and $1,229,515 for the fiscal year ended December 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre- approved are compatible with maintaining the principal accountant(s)' independence.

(i)Not applicable

(j)Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham

Hassell H. McClellan – Member of the Audit Committee as of September 26, 2023

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

</editor-card>

JOHN HANCOCK
Variable Insurance Trust
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Annual report
December 31, 2023

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.4%
Communication services – 8.4%
Diversified telecommunication services – 0.7%
AT&T, Inc.	1,501,923	$25,202,268
Verizon Communications, Inc.	882,862	33,283,897
		58,486,165
Entertainment – 1.2%
Electronic Arts, Inc.	51,664	7,068,152
Live Nation Entertainment, Inc. (A)	28,643	2,680,985
Netflix, Inc. (A)	91,947	44,767,155
Take-Two Interactive Software, Inc. (A)	33,229	5,348,208
The Walt Disney Company	384,593	34,724,902
Warner Brothers Discovery, Inc. (A)	468,020	5,326,068
		99,915,470
Interactive media and services – 5.6%
Alphabet, Inc., Class A (A)	1,242,818	173,609,246
Alphabet, Inc., Class C (A)	1,046,155	147,434,624
Match Group, Inc. (A)	57,048	2,082,252
Meta Platforms, Inc., Class A (A)	466,174	165,006,949
		488,133,071
Media – 0.7%
Charter Communications, Inc., Class A (A)	21,252	8,260,227
Comcast Corp., Class A	844,198	37,018,082
Fox Corp., Class A	49,917	1,481,037
Fox Corp., Class B	28,364	784,265
News Corp., Class A	77,739	1,908,492
News Corp., Class B	24,074	619,183
Omnicom Group, Inc.	42,313	3,660,498
Paramount Global, Class B	101,798	1,505,592
The Interpublic Group of Companies, Inc.	78,829	2,572,979
		57,810,355
Wireless telecommunication services – 0.2%
T-Mobile US, Inc.	106,809	17,124,687
		721,469,748
Consumer discretionary – 10.6%
Automobile components – 0.1%
Aptiv PLC (A)	60,360	5,415,499
BorgWarner, Inc.	47,743	1,711,587
		7,127,086
Automobiles – 1.9%
Ford Motor Company	825,999	10,068,928
General Motors Company	288,018	10,345,607
Tesla, Inc. (A)	580,844	144,328,117
		164,742,652
Broadline retail – 3.5%
Amazon.com, Inc. (A)	1,909,882	290,187,471
eBay, Inc.	107,458	4,687,318
Etsy, Inc. (A)	25,524	2,068,720
		296,943,509
Distributors – 0.1%
Genuine Parts Company	30,321	4,199,459
LKQ Corp.	57,961	2,769,956
Pool Corp.	7,981	3,182,105
		10,151,520
Hotels, restaurants and leisure – 2.1%
Airbnb, Inc., Class A (A)	91,458	12,451,092
Booking Holdings, Inc. (A)	7,337	26,025,953
Caesars Entertainment, Inc. (A)	43,225	2,026,388
Carnival Corp. (A)	208,498	3,865,553
Chipotle Mexican Grill, Inc. (A)	5,769	13,193,472
Darden Restaurants, Inc.	24,711	4,060,017
Domino's Pizza, Inc.	7,234	2,982,072
Expedia Group, Inc. (A)	27,593	4,188,341
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Hilton Worldwide Holdings, Inc.	54,403	$9,906,242
Las Vegas Sands Corp.	77,894	3,833,164
Marriott International, Inc., Class A	52,026	11,732,383
McDonald's Corp.	152,370	45,179,229
MGM Resorts International (A)	57,206	2,555,964
Norwegian Cruise Line Holdings, Ltd. (A)	84,949	1,702,378
Royal Caribbean Cruises, Ltd. (A)	49,856	6,455,853
Starbucks Corp.	240,112	23,053,153
Wynn Resorts, Ltd.	19,273	1,755,963
Yum! Brands, Inc.	59,319	7,750,621
		182,717,838
Household durables – 0.4%
D.R. Horton, Inc.	63,630	9,670,487
Garmin, Ltd.	33,065	4,250,175
Lennar Corp., A Shares	53,119	7,916,856
Mohawk Industries, Inc. (A)	10,631	1,100,309
NVR, Inc. (A)	663	4,641,298
PulteGroup, Inc.	44,644	4,608,154
Whirlpool Corp.	10,989	1,338,131
		33,525,410
Leisure products – 0.0%
Hasbro, Inc.	26,168	1,336,138
Specialty retail – 2.0%
AutoZone, Inc. (A)	3,675	9,502,117
Bath & Body Works, Inc.	46,024	1,986,396
Best Buy Company, Inc.	40,399	3,162,434
CarMax, Inc. (A)	32,087	2,462,356
Lowe's Companies, Inc.	121,330	27,001,992
O'Reilly Automotive, Inc. (A)	12,465	11,842,747
Ross Stores, Inc.	71,129	9,843,542
The Home Depot, Inc.	210,089	72,806,343
The TJX Companies, Inc.	240,164	22,529,785
Tractor Supply Company	22,804	4,903,544
Ulta Beauty, Inc. (A)	10,617	5,202,224
		171,243,480
Textiles, apparel and luxury goods – 0.5%
Lululemon Athletica, Inc. (A)	24,201	12,373,729
NIKE, Inc., Class B	257,180	27,922,033
Ralph Lauren Corp.	8,648	1,247,042
Tapestry, Inc.	47,507	1,748,733
VF Corp.	66,571	1,251,535
		44,543,072
		912,330,705
Consumer staples – 6.0%
Beverages – 1.4%
Brown-Forman Corp., Class B	36,859	2,104,649
Constellation Brands, Inc., Class A	34,078	8,238,357
Keurig Dr. Pepper, Inc.	211,854	7,058,975
Molson Coors Beverage Company, Class B	37,938	2,322,185
Monster Beverage Corp. (A)	155,586	8,963,309
PepsiCo, Inc.	288,814	49,052,170
The Coca-Cola Company	816,944	48,142,510
		125,882,155
Consumer staples distribution and retail – 1.8%
Costco Wholesale Corp.	92,882	61,309,551
Dollar General Corp.	46,152	6,274,364
Dollar Tree, Inc. (A)	44,461	6,315,685
Sysco Corp.	106,012	7,752,658
Target Corp.	96,890	13,799,074
The Kroger Company	139,979	6,398,440
Walgreens Boots Alliance, Inc.	154,719	4,039,713

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples distribution and retail (continued)
Walmart, Inc.	299,249	$47,176,605
		153,066,090
Food products – 0.9%
Archer-Daniels-Midland Company	112,105	8,096,223
Bunge Global SA	30,477	3,076,653
Campbell Soup Company	40,598	1,755,052
Conagra Brands, Inc.	104,963	3,008,240
General Mills, Inc.	122,144	7,956,460
Hormel Foods Corp.	58,343	1,873,394
Kellanova	53,996	3,018,916
Lamb Weston Holdings, Inc.	30,263	3,271,128
McCormick & Company, Inc.	54,062	3,698,922
Mondelez International, Inc., Class A	285,647	20,689,412
The Hershey Company	31,565	5,884,979
The J.M. Smucker Company	22,435	2,835,335
The Kraft Heinz Company	167,615	6,198,403
Tyson Foods, Inc., Class A	58,385	3,138,194
		74,501,311
Household products – 1.2%
Church & Dwight Company, Inc.	50,553	4,780,292
Colgate-Palmolive Company	173,121	13,799,475
Kimberly-Clark Corp.	71,005	8,627,818
The Clorox Company	26,539	3,784,196
The Procter & Gamble Company	494,633	72,483,520
		103,475,301
Personal care products – 0.2%
Kenvue, Inc.	363,186	7,819,395
The Estee Lauder Companies, Inc., Class A	49,028	7,170,345
		14,989,740
Tobacco – 0.5%
Altria Group, Inc.	371,639	14,991,917
Philip Morris International, Inc.	326,105	30,679,958
		45,671,875
		517,586,472
Energy – 3.8%
Energy equipment and services – 0.4%
Baker Hughes Company	211,235	7,220,012
Halliburton Company	190,012	6,868,934
Schlumberger, Ltd.	299,662	15,594,410
		29,683,356
Oil, gas and consumable fuels – 3.4%
APA Corp.	61,418	2,203,678
Chevron Corp.	368,793	55,009,164
ConocoPhillips	249,583	28,969,099
Coterra Energy, Inc.	154,272	3,937,021
Devon Energy Corp.	135,178	6,123,563
Diamondback Energy, Inc.	37,798	5,861,714
EOG Resources, Inc.	122,699	14,840,444
EQT Corp.	86,684	3,351,203
Exxon Mobil Corp.	841,341	84,117,273
Hess Corp.	58,291	8,403,231
Kinder Morgan, Inc.	407,700	7,191,828
Marathon Oil Corp.	122,835	2,967,694
Marathon Petroleum Corp.	79,426	11,783,641
Occidental Petroleum Corp.	138,973	8,298,078
ONEOK, Inc.	122,606	8,609,393
Phillips 66	92,644	12,334,622
Pioneer Natural Resources Company	49,047	11,029,689
Targa Resources Corp.	45,672	3,967,527
The Williams Companies, Inc.	255,987	8,916,027
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Valero Energy Corp.	71,592	$9,306,960
		297,221,849
		326,905,205
Financials – 12.6%
Banks – 3.2%
Bank of America Corp.	1,445,975	48,685,978
Citigroup, Inc.	402,230	20,690,711
Citizens Financial Group, Inc.	94,395	3,128,250
Comerica, Inc.	26,372	1,471,821
Fifth Third Bancorp	146,028	5,036,506
Huntington Bancshares, Inc.	310,931	3,955,042
JPMorgan Chase & Co.	607,070	103,262,607
KeyCorp	205,855	2,964,312
M&T Bank Corp.	34,330	4,705,956
Regions Financial Corp.	188,368	3,650,572
The PNC Financial Services Group, Inc.	83,879	12,988,663
Truist Financial Corp.	280,763	10,365,770
U.S. Bancorp	327,467	14,172,772
Wells Fargo & Company	763,028	37,556,238
Zions Bancorp NA	30,334	1,330,753
		273,965,951
Capital markets – 2.9%
Ameriprise Financial, Inc.	21,513	8,171,283
BlackRock, Inc.	29,335	23,814,153
Cboe Global Markets, Inc.	22,776	4,066,883
CME Group, Inc.	75,512	15,902,827
FactSet Research Systems, Inc.	8,198	3,910,856
Franklin Resources, Inc.	57,265	1,705,924
Intercontinental Exchange, Inc.	120,046	15,417,508
Invesco, Ltd.	91,704	1,635,999
MarketAxess Holdings, Inc.	7,588	2,222,146
Moody's Corp.	33,015	12,894,338
Morgan Stanley	265,279	24,737,267
MSCI, Inc.	16,610	9,395,447
Nasdaq, Inc.	72,745	4,229,394
Northern Trust Corp.	45,015	3,798,366
Raymond James Financial, Inc.	40,042	4,464,683
S&P Global, Inc.	67,985	29,948,752
State Street Corp.	64,676	5,009,803
T. Rowe Price Group, Inc.	47,911	5,159,536
The Bank of New York Mellon Corp.	163,100	8,489,355
The Blackstone Group, Inc.	149,166	19,528,813
The Charles Schwab Corp.	312,515	21,501,032
The Goldman Sachs Group, Inc.	68,456	26,408,271
		252,412,636
Consumer finance – 0.5%
American Express Company	120,835	22,637,229
Capital One Financial Corp.	79,996	10,489,076
Discover Financial Services	52,523	5,903,585
Synchrony Financial	83,854	3,202,384
		42,232,274
Financial services – 4.0%
Berkshire Hathaway, Inc., Class B (A)	381,952	136,227,000
Fidelity National Information Services, Inc.	124,533	7,480,697
Fiserv, Inc. (A)	125,921	16,727,346
FleetCor Technologies, Inc. (A)	15,122	4,273,628
Global Payments, Inc.	54,734	6,951,218
Jack Henry & Associates, Inc.	14,688	2,400,166
Mastercard, Inc., Class A	173,864	74,154,735
PayPal Holdings, Inc. (A)	226,518	13,910,470

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
Visa, Inc., Class A	334,615	$87,117,015
		349,242,275
Insurance – 2.0%
Aflac, Inc.	112,498	9,281,085
American International Group, Inc.	148,119	10,035,062
Aon PLC, Class A	42,062	12,240,883
Arch Capital Group, Ltd. (A)	78,397	5,822,545
Arthur J. Gallagher & Company	45,228	10,170,873
Assurant, Inc.	10,727	1,807,392
Brown & Brown, Inc.	50,547	3,594,397
Chubb, Ltd.	85,519	19,327,294
Cincinnati Financial Corp.	32,093	3,320,342
Everest Group, Ltd.	9,314	3,293,244
Globe Life, Inc.	18,268	2,223,581
Loews Corp.	37,763	2,627,927
Marsh & McLennan Companies, Inc.	103,283	19,569,030
MetLife, Inc.	131,357	8,686,638
Principal Financial Group, Inc.	44,721	3,518,201
Prudential Financial, Inc.	75,815	7,862,774
The Allstate Corp.	55,022	7,701,980
The Hartford Financial Services Group, Inc.	64,110	5,153,162
The Progressive Corp.	122,901	19,575,671
The Travelers Companies, Inc.	47,947	9,133,424
W.R. Berkley Corp.	41,177	2,912,037
Willis Towers Watson PLC	21,567	5,201,960
		173,059,502
		1,090,912,638
Health care – 12.3%
Biotechnology – 2.0%
AbbVie, Inc.	370,674	57,443,350
Amgen, Inc.	112,368	32,364,231
Biogen, Inc. (A)	30,493	7,890,674
Gilead Sciences, Inc.	261,639	21,195,375
Incyte Corp. (A)	41,097	2,580,481
Moderna, Inc. (A)	70,109	6,972,340
Regeneron Pharmaceuticals, Inc. (A)	22,499	19,760,647
Vertex Pharmaceuticals, Inc. (A)	54,124	22,022,514
		170,229,612
Health care equipment and supplies – 2.5%
Abbott Laboratories	364,269	40,095,089
Align Technology, Inc. (A)	15,250	4,178,500
Baxter International, Inc.	108,142	4,180,770
Becton, Dickinson and Company	60,888	14,846,321
Boston Scientific Corp. (A)	307,210	17,759,810
Dentsply Sirona, Inc.	43,433	1,545,780
DexCom, Inc. (A)	81,185	10,074,247
Edwards Lifesciences Corp. (A)	127,558	9,726,298
GE HealthCare Technologies, Inc.	82,530	6,381,220
Hologic, Inc. (A)	50,328	3,595,936
IDEXX Laboratories, Inc. (A)	17,471	9,697,279
Insulet Corp. (A)	14,119	3,063,541
Intuitive Surgical, Inc. (A)	73,941	24,944,736
Medtronic PLC	279,244	23,004,121
ResMed, Inc.	31,600	5,435,832
STERIS PLC	21,366	4,697,315
Stryker Corp.	70,971	21,252,976
Teleflex, Inc.	9,456	2,357,759
The Cooper Companies, Inc.	10,646	4,028,872
Zimmer Biomet Holdings, Inc.	44,410	5,404,697
		216,271,099
Health care providers and services – 2.8%
Cardinal Health, Inc.	50,724	5,112,979
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Cencora, Inc.	34,911	$7,170,021
Centene Corp. (A)	112,842	8,374,005
CVS Health Corp.	269,797	21,303,171
DaVita, Inc. (A)	11,227	1,176,141
Elevance Health, Inc.	49,301	23,248,380
HCA Healthcare, Inc.	41,657	11,275,717
Henry Schein, Inc. (A)	27,440	2,077,482
Humana, Inc.	25,857	11,837,593
Laboratory Corp. of America Holdings	18,224	4,142,133
McKesson Corp.	27,935	12,933,346
Molina Healthcare, Inc. (A)	12,364	4,467,237
Quest Diagnostics, Inc.	24,278	3,347,451
The Cigna Group	61,435	18,396,711
UnitedHealth Group, Inc.	194,123	102,199,936
Universal Health Services, Inc., Class B	12,049	1,836,750
		238,899,053
Life sciences tools and services – 1.4%
Agilent Technologies, Inc.	62,080	8,630,982
Bio-Rad Laboratories, Inc., Class A (A)	4,320	1,394,885
Bio-Techne Corp.	31,636	2,441,034
Charles River Laboratories International, Inc. (A)	10,254	2,424,046
Danaher Corp.	138,090	31,945,741
Illumina, Inc. (A)	34,215	4,764,097
IQVIA Holdings, Inc. (A)	38,481	8,903,734
Mettler-Toledo International, Inc. (A)	4,637	5,624,496
Revvity, Inc.	25,446	2,781,502
Thermo Fisher Scientific, Inc.	81,131	43,063,523
Waters Corp. (A)	12,071	3,974,135
West Pharmaceutical Services, Inc.	15,620	5,500,114
		121,448,289
Pharmaceuticals – 3.6%
Bristol-Myers Squibb Company	428,064	21,963,964
Catalent, Inc. (A)	36,128	1,623,231
Eli Lilly & Company	167,481	97,628,025
Johnson & Johnson	505,371	79,211,851
Merck & Company, Inc.	532,091	58,008,561
Pfizer, Inc.	1,186,028	34,145,746
Viatris, Inc.	244,448	2,647,372
Zoetis, Inc.	96,505	19,047,192
		314,275,942
		1,061,123,995
Industrials – 8.6%
Aerospace and defense – 1.6%
Axon Enterprise, Inc. (A)	14,374	3,713,235
General Dynamics Corp.	47,541	12,344,971
Howmet Aerospace, Inc.	84,493	4,572,761
Huntington Ingalls Industries, Inc.	8,053	2,090,881
L3Harris Technologies, Inc.	39,951	8,414,480
Lockheed Martin Corp.	46,422	21,040,307
Northrop Grumman Corp.	29,811	13,955,722
RTX Corp.	302,280	25,433,839
Textron, Inc.	40,372	3,246,716
The Boeing Company (A)	119,477	31,142,875
TransDigm Group, Inc.	11,646	11,781,094
		137,736,881
Air freight and logistics – 0.5%
CH Robinson Worldwide, Inc.	23,622	2,040,705
Expeditors International of Washington, Inc.	30,470	3,875,784
FedEx Corp.	48,693	12,317,868

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
United Parcel Service, Inc., Class B	152,194	$23,929,463
		42,163,820
Building products – 0.5%
A.O. Smith Corp.	25,900	2,135,196
Allegion PLC	17,708	2,243,427
Builders FirstSource, Inc. (A)	26,054	4,349,455
Carrier Global Corp.	176,417	10,135,157
Johnson Controls International PLC	143,532	8,273,184
Masco Corp.	45,463	3,045,112
Trane Technologies PLC	48,051	11,719,639
		41,901,170
Commercial services and supplies – 0.5%
Cintas Corp.	18,158	10,943,100
Copart, Inc. (A)	183,486	8,990,814
Republic Services, Inc.	42,889	7,072,825
Rollins, Inc.	59,060	2,579,150
Veralto Corp.	47,544	3,910,969
Waste Management, Inc.	76,775	13,750,403
		47,247,261
Construction and engineering – 0.1%
Quanta Services, Inc.	30,834	6,653,977
Electrical equipment – 0.6%
AMETEK, Inc.	48,455	7,989,745
Eaton Corp. PLC	83,831	20,188,181
Emerson Electric Company	119,684	11,648,844
Generac Holdings, Inc. (A)	12,868	1,663,060
Hubbell, Inc.	11,189	3,680,398
Rockwell Automation, Inc.	24,127	7,490,951
		52,661,179
Ground transportation – 1.1%
CSX Corp.	415,663	14,411,036
JB Hunt Transport Services, Inc.	16,742	3,344,047
Norfolk Southern Corp.	47,581	11,247,197
Old Dominion Freight Line, Inc.	18,859	7,644,118
Uber Technologies, Inc. (A)	432,339	26,619,112
Union Pacific Corp.	128,055	31,452,869
		94,718,379
Industrial conglomerates – 0.8%
3M Company	116,013	12,682,541
General Electric Company	228,533	29,167,667
Honeywell International, Inc.	138,292	29,001,215
		70,851,423
Machinery – 1.7%
Caterpillar, Inc.	107,175	31,688,432
Cummins, Inc.	29,858	7,153,081
Deere & Company	56,293	22,509,882
Dover Corp.	29,688	4,566,311
Fortive Corp.	75,204	5,537,271
IDEX Corp.	16,407	3,562,124
Illinois Tool Works, Inc.	57,365	15,026,188
Ingersoll Rand, Inc.	84,938	6,569,105
Nordson Corp.	10,898	2,878,816
Otis Worldwide Corp.	85,763	7,673,216
PACCAR, Inc.	110,078	10,749,117
Parker-Hannifin Corp.	26,965	12,422,776
Pentair PLC	36,781	2,674,347
Snap-on, Inc.	10,738	3,101,564
Stanley Black & Decker, Inc.	31,464	3,086,618
Wabtec Corp.	36,665	4,652,789
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Xylem, Inc.	50,953	$5,826,985
		149,678,622
Passenger airlines – 0.2%
American Airlines Group, Inc. (A)	131,005	1,800,009
Delta Air Lines, Inc.	132,778	5,341,659
Southwest Airlines Company	128,158	3,701,203
United Airlines Holdings, Inc. (A)	71,858	2,964,861
		13,807,732
Professional services – 0.7%
Automatic Data Processing, Inc.	86,298	20,104,845
Broadridge Financial Solutions, Inc.	24,920	5,127,290
Ceridian HCM Holding, Inc. (A)	34,443	2,311,814
Equifax, Inc.	25,896	6,403,822
Jacobs Solutions, Inc.	25,725	3,339,105
Leidos Holdings, Inc.	29,786	3,224,037
Paychex, Inc.	67,471	8,036,471
Paycom Software, Inc.	9,799	2,025,649
Robert Half, Inc.	22,088	1,941,977
Verisk Analytics, Inc.	30,448	7,272,809
		59,787,819
Trading companies and distributors – 0.3%
Fastenal Company	120,060	7,776,286
United Rentals, Inc.	14,253	8,172,955
W.W. Grainger, Inc.	9,284	7,693,558
		23,642,799
		740,851,062
Information technology – 28.1%
Communications equipment – 0.8%
Arista Networks, Inc. (A)	52,969	12,474,729
Cisco Systems, Inc.	850,789	42,981,860
F5, Inc. (A)	12,007	2,149,013
Juniper Networks, Inc.	65,036	1,917,261
Motorola Solutions, Inc.	34,886	10,922,458
		70,445,321
Electronic equipment, instruments and components – 0.6%
Amphenol Corp., Class A	125,259	12,416,925
CDW Corp.	28,406	6,457,252
Corning, Inc.	158,219	4,817,769
Jabil, Inc.	26,885	3,425,149
Keysight Technologies, Inc. (A)	37,911	6,031,261
TE Connectivity, Ltd.	65,111	9,148,096
Teledyne Technologies, Inc. (A)	10,038	4,479,859
Trimble, Inc. (A)	49,926	2,656,063
Zebra Technologies Corp., Class A (A)	10,441	2,853,839
		52,286,213
IT services – 1.2%
Accenture PLC, Class A	131,742	46,229,585
Akamai Technologies, Inc. (A)	32,551	3,852,411
Cognizant Technology Solutions Corp., Class A	105,641	7,979,065
EPAM Systems, Inc. (A)	12,456	3,703,667
Gartner, Inc. (A)	16,479	7,433,842
IBM Corp.	191,599	31,336,016
VeriSign, Inc. (A)	18,144	3,736,938
		104,271,524
Semiconductors and semiconductor equipment – 7.9%
Advanced Micro Devices, Inc. (A)	339,306	50,017,097
Analog Devices, Inc.	104,594	20,768,185
Applied Materials, Inc.	175,752	28,484,127
Broadcom, Inc.	92,180	102,895,925
Enphase Energy, Inc. (A)	28,135	3,717,759
First Solar, Inc. (A)	21,612	3,723,315

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Intel Corp.	885,532	$44,497,983
KLA Corp.	28,561	16,602,509
Lam Research Corp.	27,686	21,685,336
Microchip Technology, Inc.	113,684	10,252,023
Micron Technology, Inc.	230,635	19,682,391
Monolithic Power Systems, Inc.	10,072	6,353,216
NVIDIA Corp.	518,760	256,900,327
NXP Semiconductors NV	54,135	12,433,727
ON Semiconductor Corp. (A)	90,555	7,564,059
Qorvo, Inc. (A)	21,497	2,420,777
Qualcomm, Inc.	233,709	33,801,333
Skyworks Solutions, Inc.	34,630	3,893,105
Teradyne, Inc.	31,606	3,429,883
Texas Instruments, Inc.	190,623	32,493,597
		681,616,674
Software – 10.5%
Adobe, Inc. (A)	95,621	57,047,489
ANSYS, Inc. (A)	18,391	6,673,726
Autodesk, Inc. (A)	44,916	10,936,148
Cadence Design Systems, Inc. (A)	57,132	15,561,043
Fair Isaac Corp. (A)	5,113	5,951,583
Fortinet, Inc. (A)	131,937	7,722,273
Gen Digital, Inc.	119,359	2,723,772
Intuit, Inc.	58,845	36,779,890
Microsoft Corp.	1,560,913	586,965,725
Oracle Corp.	333,654	35,177,141
Palo Alto Networks, Inc. (A)	65,284	19,250,946
PTC, Inc. (A)	25,535	4,467,604
Roper Technologies, Inc.	22,396	12,209,627
Salesforce, Inc. (A)	204,331	53,767,659
ServiceNow, Inc. (A)	43,044	30,410,156
Synopsys, Inc. (A)	31,922	16,436,957
Tyler Technologies, Inc. (A)	8,986	3,757,226
		905,838,965
Technology hardware, storage and peripherals – 7.1%
Apple, Inc.	3,070,315	591,127,742
Hewlett Packard Enterprise Company	276,954	4,702,679
HP, Inc.	183,648	5,525,968
NetApp, Inc.	45,134	3,979,013
Seagate Technology Holdings PLC	42,286	3,609,956
Western Digital Corp. (A)	68,228	3,573,100
		612,518,458
		2,426,977,155
Materials – 2.3%
Chemicals – 1.6%
Air Products & Chemicals, Inc.	46,605	12,760,449
Albemarle Corp.	25,390	3,668,347
Celanese Corp.	21,812	3,388,930
CF Industries Holdings, Inc.	41,562	3,304,179
Corteva, Inc.	150,333	7,203,957
Dow, Inc.	146,860	8,053,802
DuPont de Nemours, Inc.	89,589	6,892,082
Eastman Chemical Company	24,757	2,223,674
Ecolab, Inc.	53,101	10,532,583
FMC Corp.	25,392	1,600,966
International Flavors & Fragrances, Inc.	54,559	4,417,642
Linde PLC	101,701	41,769,618
LyondellBasell Industries NV, Class A	53,969	5,131,373
PPG Industries, Inc.	49,272	7,368,628
The Mosaic Company	65,528	2,341,315
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Company	49,396	$15,406,612
		136,064,157
Construction materials – 0.1%
Martin Marietta Materials, Inc.	13,084	6,527,738
Vulcan Materials Company	27,905	6,334,714
		12,862,452
Containers and packaging – 0.2%
Amcor PLC	302,948	2,920,419
Avery Dennison Corp.	16,381	3,311,583
Ball Corp.	67,586	3,887,547
International Paper Company	75,243	2,720,034
Packaging Corp. of America	18,795	3,061,893
Westrock Company	51,264	2,128,481
		18,029,957
Metals and mining – 0.4%
Freeport-McMoRan, Inc.	301,706	12,843,624
Newmont Corp.	242,400	10,032,936
Nucor Corp.	51,842	9,022,582
Steel Dynamics, Inc.	31,056	3,667,714
		35,566,856
		202,523,422
Real estate – 2.4%
Health care REITs – 0.2%
Healthpeak Properties, Inc.	120,249	2,380,930
Ventas, Inc.	85,724	4,272,484
Welltower, Inc.	116,234	10,480,820
		17,134,234
Hotel and resort REITs – 0.0%
Host Hotels & Resorts, Inc.	144,118	2,805,977
Industrial REITs – 0.3%
Prologis, Inc.	194,097	25,873,130
Office REITs – 0.1%
Alexandria Real Estate Equities, Inc.	32,031	4,060,570
Boston Properties, Inc.	32,410	2,274,210
		6,334,780
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	62,854	5,851,079
CoStar Group, Inc. (A)	85,811	7,499,023
		13,350,102
Residential REITs – 0.3%
AvalonBay Communities, Inc.	30,322	5,676,885
Camden Property Trust	21,380	2,122,820
Equity Residential	74,527	4,558,071
Essex Property Trust, Inc.	13,129	3,255,204
Invitation Homes, Inc.	124,037	4,230,902
Mid-America Apartment Communities, Inc.	24,239	3,259,176
UDR, Inc.	60,860	2,330,329
		25,433,387
Retail REITs – 0.3%
Federal Realty Investment Trust	14,679	1,512,671
Kimco Realty Corp.	136,279	2,904,105
Realty Income Corp.	152,095	8,733,295
Regency Centers Corp.	33,451	2,241,217
Simon Property Group, Inc.	68,578	9,781,966
		25,173,254
Specialized REITs – 1.1%
American Tower Corp.	97,917	21,138,322
Crown Castle, Inc.	91,188	10,503,946
Digital Realty Trust, Inc.	63,658	8,567,094
Equinix, Inc.	19,714	15,877,458
Extra Space Storage, Inc.	44,495	7,133,883

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialized REITs (continued)
Iron Mountain, Inc.	62,270	$4,357,655
Public Storage	33,227	10,134,235
SBA Communications Corp.	22,683	5,754,450
VICI Properties, Inc.	217,429	6,931,637
Weyerhaeuser Company	149,243	5,189,179
		95,587,859
		211,692,723
Utilities – 2.3%
Electric utilities – 1.5%
Alliant Energy Corp.	55,250	2,834,325
American Electric Power Company, Inc.	110,110	8,943,134
Constellation Energy Corp.	67,069	7,839,695
Duke Energy Corp.	161,336	15,656,045
Edison International	80,489	5,754,159
Entergy Corp.	43,225	4,373,938
Evergy, Inc.	46,270	2,415,294
Eversource Energy	75,506	4,660,230
Exelon Corp.	208,811	7,496,315
FirstEnergy Corp.	111,704	4,095,069
NextEra Energy, Inc.	430,692	26,160,232
NRG Energy, Inc.	47,404	2,450,787
PG&E Corp.	448,540	8,087,176
Pinnacle West Capital Corp.	22,789	1,637,162
PPL Corp.	157,541	4,269,361
The Southern Company	228,249	16,004,820
Xcel Energy, Inc.	116,163	7,191,651
		129,869,393
Gas utilities – 0.1%
Atmos Energy Corp.	30,676	3,555,348
Independent power and renewable electricity producers – 0.0%
The AES Corp.	147,532	2,839,991
Multi-utilities – 0.6%
Ameren Corp.	53,877	3,897,462
500 Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
CenterPoint Energy, Inc.	135,148	$3,861,178
CMS Energy Corp.	62,658	3,638,550
Consolidated Edison, Inc.	72,524	6,597,508
Dominion Energy, Inc.	175,464	8,246,808
DTE Energy Company	42,108	4,642,828
NiSource, Inc.	90,981	2,415,546
Public Service Enterprise Group, Inc.	104,426	6,385,650
Sempra	131,422	9,821,166
WEC Energy Group, Inc.	66,452	5,593,265
		55,099,961
Water utilities – 0.1%
American Water Works Company, Inc.	41,050	5,418,190
		196,782,883
TOTAL COMMON STOCKS (Cost $3,252,634,117)		$8,409,156,008
SHORT-TERM INVESTMENTS – 2.7%
Short-term funds – 2.7%
John Hancock Collateral Trust, 5.3645% (B)(C)	22,822,570	228,230,262
TOTAL SHORT-TERM INVESTMENTS (Cost $228,210,085)		$228,230,262
Total Investments (500 Index Trust) (Cost $3,480,844,202) – 100.1%		$8,637,386,270
Other assets and liabilities, net – (0.1%)		(5,189,009)
TOTAL NET ASSETS – 100.0%		$8,632,197,261
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	930	Long	Mar 2024	$217,335,102	$224,130,000	$6,794,898
						$6,794,898

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
American Asset Allocation Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	48,377,059	$1,154,276,618
TOTAL INVESTMENT COMPANIES (Cost $1,074,299,800)		$1,154,276,618
Total Investments (American Asset Allocation Trust) (Cost $1,074,299,800) - 100.0%		$1,154,276,618
Other assets and liabilities, net - 0.0%		38,053
TOTAL NET ASSETS - 100.0%		$1,154,314,671
American Global Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	5,768,293	$195,660,511
TOTAL INVESTMENT COMPANIES (Cost $175,886,665)		$195,660,511
Total Investments (American Global Growth Trust) (Cost $175,886,665) - 100.0%		$195,660,511
Other assets and liabilities, net - (0.0%)		(3,064)
TOTAL NET ASSETS - 100.0%		$195,657,447

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

American Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	9,068,784	$901,799,873
TOTAL INVESTMENT COMPANIES (Cost $756,262,593)		$901,799,873
Total Investments (American Growth Trust) (Cost $756,262,593) - 100.0%		$901,799,873
Other assets and liabilities, net - 0.0%		20,920
TOTAL NET ASSETS - 100.0%		$901,820,793
American Growth-Income Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	15,198,124	$900,640,825
TOTAL INVESTMENT COMPANIES (Cost $727,474,020)		$900,640,825
Total Investments (American Growth-Income Trust) (Cost $727,474,020) - 100.0%		$900,640,825
Other assets and liabilities, net - 0.0%		18,323
TOTAL NET ASSETS - 100.0%		$900,659,148
American International Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	20,712,326	$362,465,700
TOTAL INVESTMENT COMPANIES (Cost $395,442,061)		$362,465,700
Total Investments (American International Trust) (Cost $395,442,061) - 100.0%		$362,465,700
Other assets and liabilities, net - 0.0%		3,975
TOTAL NET ASSETS - 100.0%		$362,469,675
Blue Chip Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.0%
Communication services – 15.6%
Entertainment – 1.7%
Netflix, Inc. (A)	54,392	$26,482,377
Sea, Ltd., ADR (A)	84,613	3,426,827
		29,909,204
Interactive media and services – 12.9%
Alphabet, Inc., Class A (A)	186,341	26,029,974
Alphabet, Inc., Class C (A)	826,187	116,434,534
Meta Platforms, Inc., Class A (A)	249,435	88,290,013
		230,754,521
Wireless telecommunication services – 1.0%
T-Mobile US, Inc.	112,610	18,054,761
		278,718,486
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer discretionary – 14.9%
Automobiles – 2.5%
Tesla, Inc. (A)	178,664	$44,394,431
Broadline retail – 8.1%
Amazon.com, Inc. (A)	952,809	144,769,799
Hotels, restaurants and leisure – 2.1%
Booking Holdings, Inc. (A)	4,707	16,696,765
Chipotle Mexican Grill, Inc. (A)	7,331	16,765,704
DoorDash, Inc., Class A (A)	48,662	4,812,185
		38,274,654
Specialty retail – 1.4%
Carvana Company (A)(B)	91,900	4,865,186
Ross Stores, Inc.	83,518	11,558,056
The TJX Companies, Inc.	85,725	8,041,862
		24,465,104
Textiles, apparel and luxury goods – 0.8%
Lululemon Athletica, Inc. (A)	18,162	9,286,049
NIKE, Inc., Class B	48,984	5,318,193
		14,604,242
		266,508,230
Consumer staples – 1.4%
Consumer staples distribution and retail – 0.6%
Dollar General Corp.	85,345	11,602,653
Food products – 0.3%
Mondelez International, Inc., Class A	70,200	5,084,586
Household products – 0.5%
Colgate-Palmolive Company	56,200	4,479,702
The Procter & Gamble Company	29,000	4,249,660
		8,729,362
		25,416,601
Energy – 0.3%
Energy equipment and services – 0.3%
Schlumberger, Ltd.	112,200	5,838,888
Financials – 9.7%
Capital markets – 1.8%
Morgan Stanley	91,472	8,529,764
MSCI, Inc.	3,475	1,965,634
S&P Global, Inc.	22,361	9,850,468
The Charles Schwab Corp.	96,694	6,652,547
The Goldman Sachs Group, Inc.	12,854	4,958,688
		31,957,101
Financial services – 6.3%
Adyen NV (A)(C)	3,164	4,084,538
Fiserv, Inc. (A)	29,986	3,983,340
Mastercard, Inc., Class A	108,708	46,365,049
Visa, Inc., Class A	221,166	57,580,568
		112,013,495
Insurance – 1.6%
Chubb, Ltd.	80,655	18,228,030
Marsh & McLennan Companies, Inc.	57,148	10,827,832
		29,055,862
		173,026,458
Health care – 12.3%
Health care equipment and supplies – 2.3%
Align Technology, Inc. (A)	4,261	1,167,514
Intuitive Surgical, Inc. (A)	78,352	26,432,831
Stryker Corp.	34,187	10,237,639

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Teleflex, Inc.	10,431	$2,600,866
		40,438,850
Health care providers and services – 4.2%
Elevance Health, Inc.	16,221	7,649,175
Humana, Inc.	23,651	10,827,664
UnitedHealth Group, Inc.	109,134	57,455,777
		75,932,616
Health care technology – 0.2%
Veeva Systems, Inc., Class A (A)	20,623	3,970,340
Life sciences tools and services – 1.8%
Danaher Corp.	48,151	11,139,252
Thermo Fisher Scientific, Inc.	39,714	21,079,794
		32,219,046
Pharmaceuticals – 3.8%
AstraZeneca PLC, ADR	62,856	4,233,352
Eli Lilly & Company	90,647	52,839,949
Zoetis, Inc.	53,081	10,476,597
		67,549,898
		220,110,750
Industrials – 1.5%
Aerospace and defense – 0.3%
TransDigm Group, Inc.	4,686	4,740,358
Commercial services and supplies – 0.3%
Cintas Corp.	5,976	3,601,496
Veralto Corp.	16,486	1,356,138
		4,957,634
Ground transportation – 0.4%
Old Dominion Freight Line, Inc.	17,166	6,957,895
Industrial conglomerates – 0.5%
General Electric Company	73,230	9,346,345
		26,002,232
Information technology – 41.9%
Electronic equipment, instruments and components – 0.2%
TE Connectivity, Ltd.	22,911	3,218,996
IT services – 1.5%
MongoDB, Inc. (A)	25,465	10,411,365
Shopify, Inc., Class A (A)	151,199	11,778,402
Snowflake, Inc., Class A (A)	20,042	3,988,358
		26,178,125
Semiconductors and semiconductor equipment – 9.4%
Advanced Micro Devices, Inc. (A)	84,414	12,443,468
ASML Holding NV, NYRS	27,221	20,604,119
Lam Research Corp.	3,909	3,061,763
Monolithic Power Systems, Inc.	17,196	10,846,893
NVIDIA Corp.	224,996	111,422,518
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	57,563	5,986,552
Texas Instruments, Inc.	23,326	3,976,150
		168,341,463
Software – 20.7%
Atlassian Corp., Class A (A)	28,774	6,844,184
BILL Holdings, Inc. (A)	45,423	3,706,063
Confluent, Inc., Class A (A)	89,031	2,083,325
Crowdstrike Holdings, Inc., Class A (A)	16,318	4,166,312
Datadog, Inc., Class A (A)	29,799	3,617,003
Fortinet, Inc. (A)	22,298	1,305,102
Intuit, Inc.	34,006	21,254,770
Microsoft Corp.	663,068	249,340,088
Roper Technologies, Inc.	24,585	13,403,004
ServiceNow, Inc. (A)	61,208	43,242,840
Blue Chip Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Synopsys, Inc. (A)	41,843	$21,545,379
		370,508,070
Technology hardware, storage and peripherals – 10.1%
Apple, Inc.	933,034	179,637,036
		747,883,690
Materials – 0.9%
Chemicals – 0.9%
Linde PLC	20,500	8,419,555
The Sherwin-Williams Company	27,110	8,455,609
		16,875,164
Utilities – 0.5%
Electric utilities – 0.5%
Constellation Energy Corp.	75,326	8,804,856
TOTAL COMMON STOCKS (Cost $1,146,441,324)		$1,769,185,355
CORPORATE BONDS - 0.2%
Consumer discretionary - 0.2%
Carvana Company
12.000%, (9.000% Cash or 12.000% PIK), 12/01/2028 (C)	$807,000	684,897
13.000%, (9.000% Cash or 13.000% PIK), 06/01/2030 (C)	1,211,000	1,018,554
14.000%, (9.000% Cash or 14.000% PIK), 06/01/2031 (C)	1,433,000	1,224,019
		2,927,470
TOTAL CORPORATE BONDS (Cost $3,862,342)		$2,927,470
SHORT-TERM INVESTMENTS – 0.5%
Short-term funds – 0.5%
John Hancock Collateral Trust, 5.3645% (D)(E)	511,277	5,112,872
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (D)	504,918	504,918
T. Rowe Price Government Reserve Fund, 5.3873% (D)	3,743,649	3,743,649
TOTAL SHORT-TERM INVESTMENTS (Cost $9,361,704)		$9,361,439
Total Investments (Blue Chip Growth Trust) (Cost $1,159,665,370) – 99.7%		$1,781,474,264
Other assets and liabilities, net – 0.3%		4,826,256
TOTAL NET ASSETS – 100.0%		$1,786,300,520
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.3%
Communication services – 11.4%
Entertainment – 2.3%
Netflix, Inc. (A)	27,037	$13,163,775
Interactive media and services – 8.4%
Alphabet, Inc., Class A (A)	95,928	13,400,182
Alphabet, Inc., Class C (A)	94,979	13,385,390
Meta Platforms, Inc., Class A (A)	62,799	22,228,334
		49,013,906
Media – 0.7%
The Trade Desk, Inc., Class A (A)	60,195	4,331,632
		66,509,313
Consumer discretionary – 22.8%
Automobile components – 0.3%
Mobileye Global, Inc., Class A (A)(B)	36,454	1,579,187
Automobiles – 3.4%
Tesla, Inc. (A)	79,989	19,875,667
Broadline retail – 9.5%
Amazon.com, Inc. (A)	293,314	44,566,130
MercadoLibre, Inc. (A)	6,854	10,771,335
		55,337,465
Hotels, restaurants and leisure – 2.2%
Airbnb, Inc., Class A (A)	27,814	3,786,598
Chipotle Mexican Grill, Inc. (A)	1,502	3,435,014
Marriott International, Inc., Class A	26,500	5,976,015
		13,197,627
Specialty retail – 3.5%
O'Reilly Automotive, Inc. (A)	6,682	6,348,435
The Home Depot, Inc.	22,926	7,945,005
The TJX Companies, Inc.	63,060	5,915,659
		20,209,099
Textiles, apparel and luxury goods – 3.9%
Lululemon Athletica, Inc. (A)	19,888	10,168,536
LVMH Moet Hennessy Louis Vuitton SE	10,672	8,671,393
NIKE, Inc., Class B	34,155	3,708,208
		22,548,137
		132,747,182
Consumer staples – 3.2%
Consumer staples distribution and retail – 2.1%
Costco Wholesale Corp.	18,688	12,335,575
Personal care products – 1.1%
L'Oreal SA	12,157	6,060,271
		18,395,846
Financials – 7.9%
Banks – 0.3%
NU Holdings, Ltd., Class A (A)	211,314	1,760,246
Capital markets – 1.9%
Moody's Corp.	15,858	6,193,500
The Goldman Sachs Group, Inc.	11,973	4,618,824
		10,812,324
Financial services – 5.7%
Mastercard, Inc., Class A	37,832	16,135,726
Visa, Inc., Class A	65,977	17,177,112
		33,312,838
		45,885,408
Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care – 11.3%
Biotechnology – 1.3%
Vertex Pharmaceuticals, Inc. (A)	19,067	$7,758,172
Health care equipment and supplies – 1.3%
Intuitive Surgical, Inc. (A)	22,292	7,520,429
Health care providers and services – 1.7%
UnitedHealth Group, Inc.	18,765	9,879,210
Pharmaceuticals – 7.0%
AstraZeneca PLC, ADR	103,599	6,977,393
Eli Lilly & Company	34,906	20,347,406
Novo Nordisk A/S, ADR	128,262	13,268,704
		40,593,503
		65,751,314
Industrials – 2.8%
Aerospace and defense – 1.0%
The Boeing Company (A)	22,484	5,860,679
Ground transportation – 1.8%
Uber Technologies, Inc. (A)	175,138	10,783,247
		16,643,926
Information technology – 38.7%
Electronic equipment, instruments and components – 0.5%
Keysight Technologies, Inc. (A)	18,477	2,939,506
IT services – 2.4%
MongoDB, Inc. (A)	16,259	6,647,492
Snowflake, Inc., Class A (A)	38,077	7,577,323
		14,224,815
Semiconductors and semiconductor equipment – 14.3%
Advanced Micro Devices, Inc. (A)	153,631	22,646,746
ARM Holdings PLC, ADR (A)(B)	41,380	3,109,500
ASML Holding NV, NYRS	7,744	5,861,588
Broadcom, Inc.	14,821	16,543,941
NVIDIA Corp.	71,032	35,176,466
		83,338,241
Software – 17.0%
Adobe, Inc. (A)	17,268	10,302,089
Cadence Design Systems, Inc. (A)	26,470	7,209,634
Crowdstrike Holdings, Inc., Class A (A)	29,110	7,432,365
HubSpot, Inc. (A)	5,349	3,105,308
Microsoft Corp.	125,317	47,124,205
Palo Alto Networks, Inc. (A)	5,689	1,677,572
Salesforce, Inc. (A)	43,083	11,336,861
ServiceNow, Inc. (A)	14,717	10,397,413
		98,585,447
Technology hardware, storage and peripherals – 4.5%
Apple, Inc.	134,824	25,957,665
		225,045,674
Real estate – 1.2%
Specialized REITs – 1.2%
American Tower Corp.	32,396	6,993,648
TOTAL COMMON STOCKS (Cost $409,805,628)		$577,972,311
PREFERRED SECURITIES – 0.5%
Consumer discretionary – 0.5%
Automobiles – 0.5%
Dr. Ing. h.c. F. Porsche AG (C)	33,147	2,919,492
TOTAL PREFERRED SECURITIES (Cost $3,116,817)		$2,919,492

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.0%
Short-term funds – 1.0%
John Hancock Collateral Trust, 5.3645% (D)(E)	484,578	$4,845,876
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (D)	733,380	733,380
TOTAL SHORT-TERM INVESTMENTS (Cost $5,578,153)		$5,579,256
Total Investments (Capital Appreciation Trust) (Cost $418,500,598) – 100.8%		$586,471,059
Other assets and liabilities, net – (0.8%)		(4,684,113)
TOTAL NET ASSETS – 100.0%		$581,786,946
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Capital Appreciation Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 61.6%
Communication services – 4.1%
Interactive media and services – 4.1%
Alphabet, Inc., Class A (A)	100,185	$13,994,843
Meta Platforms, Inc., Class A (A)	14,625	5,176,665
		19,171,508
Consumer discretionary – 4.9%
Automobile components – 0.4%
Mobileye Global, Inc., Class A (A)(B)	38,226	1,655,950
Broadline retail – 2.3%
Amazon.com, Inc. (A)(C)	72,074	10,950,924
Hotels, restaurants and leisure – 2.2%
Hilton Worldwide Holdings, Inc.	15,127	2,754,475
Yum! Brands, Inc.	57,020	7,450,233
		10,204,708
		22,811,582
Consumer staples – 0.5%
Beverages – 0.5%
Keurig Dr. Pepper, Inc.	74,464	2,481,140
Energy – 1.8%
Oil, gas and consumable fuels – 1.8%
Canadian Natural Resources, Ltd.	79,749	5,225,154
Chesapeake Energy Corp.	34,200	2,631,348
EOG Resources, Inc.	4,785	578,746
		8,435,248
Financials – 6.7%
Banks – 0.6%
The PNC Financial Services Group, Inc.	19,488	3,017,717
Capital markets – 3.2%
Intercontinental Exchange, Inc.	35,297	4,533,194
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
KKR & Company, Inc.	45,577	$3,776,054
Morgan Stanley	17,200	1,603,900
S&P Global, Inc. (C)	2,325	1,024,209
The Goldman Sachs Group, Inc.	9,800	3,780,546
		14,717,903
Financial services – 2.4%
Mastercard, Inc., Class A	13,187	5,624,387
Visa, Inc., Class A	21,588	5,620,436
		11,244,823
Insurance – 0.5%
Marsh & McLennan Companies, Inc. (C)	12,444	2,357,765
		31,338,208
Health care – 12.3%
Biotechnology – 2.1%
AbbVie, Inc.	25,820	4,001,325
Biogen, Inc. (A)	18,606	4,814,675
Karuna Therapeutics, Inc. (A)	2,495	789,692
		9,605,692
Health care equipment and supplies – 3.5%
Becton, Dickinson and Company	39,973	9,746,617
GE HealthCare Technologies, Inc.	38,233	2,956,176
Stryker Corp. (C)	4,750	1,422,435
Teleflex, Inc.	9,333	2,327,090
		16,452,318
Health care providers and services – 2.6%
Humana, Inc.	800	366,248
UnitedHealth Group, Inc.	22,582	11,888,746
		12,254,994
Life sciences tools and services – 3.4%
Avantor, Inc. (A)	62,946	1,437,057
Danaher Corp.	23,299	5,389,991
Revvity, Inc.	82,892	9,060,925
		15,887,973
Pharmaceuticals – 0.7%
Eli Lilly & Company	5,900	3,439,228
		57,640,205
Industrials – 9.1%
Aerospace and defense – 1.0%
RTX Corp.	53,600	4,509,904
Commercial services and supplies – 3.4%
Republic Services, Inc.	5,271	869,241
Veralto Corp.	77,294	6,358,204
Waste Connections, Inc.	57,121	8,526,452
		15,753,897
Electrical equipment – 0.7%
AMETEK, Inc.	21,461	3,538,704
Industrial conglomerates – 0.2%
General Electric Company	7,009	894,559
Machinery – 3.5%
Fortive Corp.	133,297	9,814,658
Ingersoll Rand, Inc.	82,884	6,410,249
		16,224,907
Professional services – 0.3%
Equifax, Inc.	5,644	1,395,705
		42,317,676

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology – 15.7%
Electronic equipment, instruments and components – 1.1%
Teledyne Technologies, Inc. (A)	11,879	$5,301,479
Semiconductors and semiconductor equipment – 2.7%
Analog Devices, Inc.	14,618	2,902,550
NVIDIA Corp.	14,250	7,056,885
NXP Semiconductors NV	11,590	2,661,991
		12,621,426
Software – 10.0%
Aurora Innovation, Inc. (A)(B)	639,982	2,796,721
Intuit, Inc.	9,167	5,729,650
Microsoft Corp.	62,050	23,333,279
PTC, Inc. (A)	21,981	3,845,796
Roper Technologies, Inc.	10,287	5,608,164
Salesforce, Inc. (A)	19,607	5,159,386
		46,472,996
Technology hardware, storage and peripherals – 1.9%
Apple, Inc.	45,053	8,674,054
		73,069,955
Materials – 0.9%
Chemicals – 0.9%
Linde PLC	10,451	4,292,330
Real estate – 0.3%
Specialized REITs – 0.3%
SBA Communications Corp.	4,948	1,255,258
Utilities – 5.3%
Electric utilities – 2.3%
Exelon Corp.	150,381	5,398,678
Xcel Energy, Inc.	89,697	5,553,141
		10,951,819
Multi-utilities – 2.8%
Ameren Corp.	78,585	5,684,839
CenterPoint Energy, Inc.	134,662	3,847,293
DTE Energy Company	32,304	3,561,839
		13,093,971
Water utilities – 0.2%
Essential Utilities, Inc.	18,271	682,422
		24,728,212
TOTAL COMMON STOCKS (Cost $241,606,087)		$287,541,322
PREFERRED SECURITIES – 0.2%
Financials – 0.0%
Capital markets – 0.0%
The Charles Schwab Corp., 5.950%	832	20,883
Utilities – 0.2%
Electric utilities – 0.0%
SCE Trust IV, 5.375% (5.375% to 9-15-25, then 3 month CME Term SOFR + 3.394%)	11,157	245,454
Multi-utilities – 0.2%
CMS Energy Corp., 5.875%	17,890	442,778
CMS Energy Corp., 5.875%	11,773	293,972
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632% to 3-15-44, then 5 Year CMT + 4.632%)	3,896	97,244
		833,994
		1,079,448
TOTAL PREFERRED SECURITIES (Cost $1,138,700)		$1,100,331
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 11.3%
U.S. Government – 11.3%
U.S. Treasury Notes
3.375%, 05/15/2033	$21,750,000	$20,873,203
3.500%, 02/15/2033	5,721,200	5,548,000
3.875%, 08/15/2033	14,876,900	14,858,304
4.500%, 11/15/2033	11,109,000	11,662,714
		52,942,221
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $51,465,875)		$52,942,221
CORPORATE BONDS - 10.0%
Communication services - 1.1%
CCO Holdings LLC
5.000%, 02/01/2028 (D)	2,258,000	2,160,415
5.125%, 05/01/2027 (D)	2,724,000	2,631,846
5.500%, 05/01/2026 (D)	138,000	137,081
Lamar Media Corp.
3.625%, 01/15/2031	50,000	44,425
3.750%, 02/15/2028	100,000	93,802
4.875%, 01/15/2029	50,000	48,266
Live Nation Entertainment, Inc. 4.875%, 11/01/2024 (D)	35,000	34,685
		5,150,520
Consumer discretionary - 2.6%
Cedar Fair LP
5.250%, 07/15/2029	659,000	621,678
5.375%, 04/15/2027	676,000	661,398
5.500%, 05/01/2025 (D)	410,000	407,939
6.500%, 10/01/2028	560,000	555,754
Clarios Global LP
6.250%, 05/15/2026 (D)	222,000	222,288
6.750%, 05/15/2025 (D)	147,000	148,294
8.500%, 05/15/2027 (D)	650,000	652,266
Hilton Domestic Operating Company, Inc.
3.625%, 02/15/2032 (D)	523,000	456,427
3.750%, 05/01/2029 (D)	448,000	415,353
4.000%, 05/01/2031 (D)	688,000	630,157
4.875%, 01/15/2030	425,000	411,892
5.375%, 05/01/2025 (D)	99,000	98,713
5.750%, 05/01/2028 (D)	415,000	415,157
Hilton Worldwide Finance LLC 4.875%, 04/01/2027	50,000	49,254
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, 06/01/2027 (D)	1,270,000	1,250,696
Life Time, Inc. 5.750%, 01/15/2026 (D)	365,000	362,376
Marriott International, Inc. 3.125%, 06/15/2026	7,000	6,726
Service Corp. International
3.375%, 08/15/2030	100,000	87,210
4.625%, 12/15/2027	44,000	42,570
Six Flags Entertainment Corp. 5.500%, 04/15/2027 (D)	1,061,000	1,037,186
Six Flags Theme Parks, Inc. 7.000%, 07/01/2025 (D)	249,000	250,078
Vail Resorts, Inc. 6.250%, 05/15/2025 (D)	50,000	49,750
Yum! Brands, Inc.
3.625%, 03/15/2031	276,000	248,895
4.625%, 01/31/2032	847,000	792,029
4.750%, 01/15/2030 (D)	347,000	336,354
5.350%, 11/01/2043	579,000	563,078
5.375%, 04/01/2032	1,019,000	1,001,165

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Yum! Brands, Inc. (continued)
6.875%, 11/15/2037	$382,000	$419,467
		12,194,150
Energy - 0.0%
Pioneer Natural Resources Company
1.125%, 01/15/2026	39,000	36,201
2.150%, 01/15/2031	98,000	83,256
5.100%, 03/29/2026	81,000	81,590
		201,047
Financials - 3.3%
Alliant Holdings Intermediate LLC
4.250%, 10/15/2027 (D)	75,000	72,079
5.875%, 11/01/2029 (D)	75,000	71,062
6.750%, 10/15/2027 to 04/15/2028 (D)	2,144,000	2,175,233
7.000%, 01/15/2031 (D)	1,355,000	1,429,342
AmWINS Group, Inc. 4.875%, 06/30/2029 (D)	135,000	123,287
BroadStreet Partners, Inc. 5.875%, 04/15/2029 (D)	300,000	280,035
HUB International, Ltd.
5.625%, 12/01/2029 (D)	165,000	157,405
7.000%, 05/01/2026 (D)	2,785,000	2,795,764
7.250%, 06/15/2030 (D)	4,676,000	4,938,931
Intercontinental Exchange, Inc. 4.000%, 09/15/2027	59,000	58,010
MSCI, Inc.
3.250%, 08/15/2033 (D)	270,000	225,662
3.625%, 09/01/2030 to 11/01/2031 (D)	1,059,000	947,033
3.875%, 02/15/2031 (D)	657,000	600,288
4.000%, 11/15/2029 (D)	414,000	389,109
Ryan Specialty LLC 4.375%, 02/01/2030 (D)	135,000	125,213
USI, Inc. 7.500%, 01/15/2032 (D)	1,079,000	1,104,680
		15,493,133
Health care - 1.2%
Avantor Funding, Inc.
3.875%, 11/01/2029 (D)	700,000	635,682
4.625%, 07/15/2028 (D)	1,143,000	1,104,688
Becton, Dickinson and Company 3.700%, 06/06/2027	118,000	114,347
Biogen, Inc. 3.150%, 05/01/2050	309,000	216,968
Charles River Laboratories International, Inc.
3.750%, 03/15/2029 (D)	413,000	378,193
4.000%, 03/15/2031 (D)	342,000	308,957
4.250%, 05/01/2028 (D)	110,000	104,705
Heartland Dental LLC
8.500%, 05/01/2026 (D)	572,000	563,420
10.500%, 04/30/2028 (D)	431,000	447,180
Hologic, Inc. 3.250%, 02/15/2029 (D)	93,000	84,316
IQVIA, Inc.
5.000%, 05/15/2027 (D)	200,000	196,289
5.700%, 05/15/2028 (D)	577,000	587,709
6.500%, 05/15/2030 (D)	200,000	205,022
PRA Health Sciences, Inc. 2.875%, 07/15/2026 (D)	200,000	186,887
Surgery Center Holdings, Inc. 10.000%, 04/15/2027 (D)	241,000	243,410
Teleflex, Inc.
4.250%, 06/01/2028 (D)	50,000	47,389
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Teleflex, Inc. (continued)
4.625%, 11/15/2027	$285,000	$277,036
		5,702,198
Industrials - 1.2%
Booz Allen Hamilton, Inc.
3.875%, 09/01/2028 (D)	386,000	363,611
4.000%, 07/01/2029 (D)	147,000	137,761
5.950%, 08/04/2033	138,000	145,783
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	475,048	467,204
GFL Environmental, Inc.
4.000%, 08/01/2028 (D)	229,000	211,686
4.375%, 08/15/2029 (D)	43,000	39,684
4.750%, 06/15/2029 (D)	463,000	436,127
6.750%, 01/15/2031 (D)	136,000	140,118
Howmet Aerospace, Inc.
3.000%, 01/15/2029	192,000	175,440
5.900%, 02/01/2027	29,000	29,744
Korn Ferry 4.625%, 12/15/2027 (D)	198,000	190,809
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (D)	564,767	566,370
Sensata Technologies BV
4.000%, 04/15/2029 (D)	200,000	185,863
5.000%, 10/01/2025 (D)	325,000	325,393
5.875%, 09/01/2030 (D)	200,000	198,703
Sensata Technologies, Inc.
3.750%, 02/15/2031 (D)	100,000	88,073
4.375%, 02/15/2030 (D)	50,000	46,373
TransDigm, Inc.
5.500%, 11/15/2027	370,000	362,499
6.250%, 03/15/2026 (D)	872,000	870,493
7.125%, 12/01/2031 (D)	218,000	228,445
United Airlines 2012-1 Class A Pass Through Trust 4.150%, 10/11/2025	120,801	120,249
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	9,658	9,389
US Airways 2013-1 Class A Pass Through Trust 3.950%, 05/15/2027	94,798	90,569
		5,430,386
Information technology - 0.2%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (D)	50,000	47,313
Clarivate Science Holdings Corp.
3.875%, 07/01/2028 (D)	102,000	96,175
4.875%, 07/01/2029 (D)	80,000	75,067
Crowdstrike Holdings, Inc. 3.000%, 02/15/2029	24,000	21,689
Gartner, Inc.
3.625%, 06/15/2029 (D)	227,000	204,886
3.750%, 10/01/2030 (D)	50,000	44,199
4.500%, 07/01/2028 (D)	147,000	139,404
PTC, Inc. 4.000%, 02/15/2028 (D)	50,000	47,385
		676,118
Materials - 0.1%
Ball Corp. 6.000%, 06/15/2029	495,000	505,481
Real estate - 0.3%
SBA Communications Corp.
3.125%, 02/01/2029	602,000	540,895

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
SBA Communications Corp. (continued)
3.875%, 02/15/2027	$625,000	$600,196
		1,141,091
TOTAL CORPORATE BONDS (Cost $45,765,473)		$46,494,124
TERM LOANS (E) – 10.5%
Communication services – 0.1%
Charter Communications Operating LLC, 2019 Term Loan B2 (3 month CME Term SOFR + 1.750%) 7.133%, 02/01/2027	407,234	406,981
Consumer discretionary – 0.6%
Hilton Domestic Operating Company, Inc., 2023 Term Loan B3 (1 month CME Term SOFR + 1.750%) 7.207%, 06/21/2028	1,101,266	1,102,874
IRB Holding Corp., 2022 Term Loan B (1 month CME Term SOFR + 3.000%) 8.456%, 12/15/2027	1,401,788	1,402,783
New Red Finance, Inc., 2023 Term Loan B5 (1 month CME Term SOFR + 2.250%) 7.606%, 09/20/2030	255,892	255,800
		2,761,457
Consumer staples – 0.3%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month CME Term SOFR + 3.500%) 8.948%, 10/01/2026	1,287,868	1,293,393
Financials – 4.0%
Alliant Holdings Intermediate LLC, 2023 Term Loan B6 (3 month CME Term SOFR + 3.500%) 8.865%, 11/06/2030	2,328,394	2,335,962
AssuredPartners, Inc., 2020 Term Loan B (1 month CME Term SOFR + 3.500%) 8.970%, 02/12/2027	104,945	105,116
AssuredPartners, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.500%) 8.970%, 02/12/2027	37,910	37,957
AssuredPartners, Inc., 2022 Term Loan (1 month CME Term SOFR + 3.500%) 8.856%, 02/12/2027	542,790	543,604
AssuredPartners, Inc., 2023 Term Loan B4 (1 month CME Term SOFR + 3.750%) 9.220%, 02/12/2027	824,960	826,437
BroadStreet Partners, Inc., 2020 Term Loan B (1 month CME Term SOFR + 3.000%) 8.470%, 01/27/2027	182,838	182,831
BroadStreet Partners, Inc., 2023 Term Loan B3 (1 month CME Term SOFR + 4.000%) 9.106%, 01/27/2029	925,939	927,384
Howden Group Holdings, Ltd., 2021 Term Loan B (1 month LIBOR + 3.250%) 8.750%, 11/12/2027	1,418,662	1,419,953
HUB International, Ltd., 2022 Term Loan B (3 month CME Term SOFR + 4.000%) 9.369%, 11/10/2029	757,191	759,591
HUB International, Ltd., 2023 Term Loan B (3 month CME Term SOFR + 4.250%) 9.662%, 06/20/2030	6,998,459	7,024,844
Ryan Specialty LLC, Term Loan (1 month CME Term SOFR + 3.000%) 8.456%, 09/01/2027	543,053	541,695
USI, Inc., 2022 Incremental Term Loan (3 month CME Term SOFR + 3.750%) 9.110%, 11/22/2029	1,492,214	1,493,378
Capital Appreciation Value Trust (continued)
		Shares or Principal Amount	Value
TERM LOANS (E)(continued)
Financials (continued)
USI, Inc., 2023 Acquisition Term Loan (3 month CME Term SOFR + 3.250%) 8.598%, 09/27/2030		$2,325,864	2,326,585
			18,525,337
Health care – 1.4%
ADMI Corp., 2021 Incremental Term Loan B3 (3 month CME Term SOFR + 3.750%) 9.220%, 12/23/2027		1,041,038	986,383
ADMI Corp., 2021 Term Loan B2 (3 month CME Term SOFR + 3.375%) 8.845%, 12/23/2027		575,250	541,598
athenahealth, Inc., 2022 Term Loan B (1 month CME Term SOFR + 3.250%) 8.606%, 02/15/2029		1,851,203	1,841,022
Avantor Funding, Inc., 2021 Term Loan B5 (1 month CME Term SOFR + 2.250%) 7.706%, 11/08/2027		58,853	58,935
Heartland Dental LLC, 2023 Term Loan B (1 month CME Term SOFR + 5.000%) 10.358%, 04/28/2028		1,475,187	1,469,891
Loire Finco Luxembourg Sarl, 2021 USD Term Loan B2 (1 month CME Term SOFR + 3.750%) 9.106%, 04/21/2027		99,501	96,864
Loire Finco Luxembourg Sarl, USD Term Loan B (1 month CME Term SOFR + 3.500%) 8.856%, 04/21/2027		1,431,747	1,393,563
			6,388,256
Industrials – 1.5%
Filtration Group Corp., 2021 Incremental Term Loan (1 month CME Term SOFR + 3.500%) 8.970%, 10/21/2028		718,878	719,122
Filtration Group Corp., 2023 EUR Term Loan (1 month EURIBOR + 4.250%) 8.093%, 10/21/2028	EUR	682,917	751,080
Filtration Group Corp., 2023 USD Term Loan (1 month CME Term SOFR + 4.250%) 9.720%, 10/21/2028		$1,247,402	1,251,556
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month CME Term SOFR + 5.250%) 10.770%, 06/21/2027		2,648,502	2,735,531
SkyMiles IP, Ltd., 2020 Skymiles Term Loan B (3 month CME Term SOFR + 3.750%) 9.166%, 10/20/2027		1,129,979	1,155,754
TransDigm, Inc., 2022 Term Loan H (3 month CME Term SOFR + 3.250%) 8.598%, 02/22/2027		27,081	27,175
TransUnion LLC, 2019 Term Loan B5 (1 month CME Term SOFR + 1.750%) 7.206%, 11/16/2026		602,657	603,061
			7,243,279
Information technology – 2.5%
Applied Systems, Inc., 2021 2nd Lien Term Loan (3 month CME Term SOFR + 6.750%) 12.098%, 09/17/2027		522,609	524,851
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan (3 month CME Term SOFR + 4.500%) 9.848%, 09/18/2026		2,647,662	2,656,981
Azalea TopCo, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.750%) 9.220%, 07/24/2026		494,000	486,590
Azalea TopCo, Inc., 2022 Incremental Term Loan (1 month CME Term SOFR + 3.750%) 9.206%, 07/24/2026		135,931	134,062

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (E)(continued)
Information technology (continued)
Azalea TopCo, Inc., Term Loan (1 month CME Term SOFR + 3.500%) 8.970%, 07/24/2026	$1,451,637	1,434,217
Epicor Software Corp., 2020 Term Loan (1 month CME Term SOFR + 3.250%) 8.720%, 07/30/2027	82,090	82,302
Epicor Software Corp., 2023 Incremental Term Loan (1 month CME Term SOFR + 3.750%) 9.106%, 07/30/2027	55,977	56,425
Quartz Acquireco LLC, Term Loan B (1 month CME Term SOFR + 3.500%) 8.856%, 06/28/2030	52,047	52,177
RealPage, Inc., 1st Lien Term Loan (1 month CME Term SOFR + 3.000%) 8.470%, 04/24/2028	1,456,276	1,442,995
RealPage, Inc., 2nd Lien Term Loan (1 month CME Term SOFR + 6.500%) 11.970%, 04/23/2029	75,000	74,813
Sophia LP, 2021 Term Loan B (1 month CME Term SOFR + 3.500%) 8.956%, 10/07/2027	624,555	625,142
Sophia LP, 2022 Incremental Term Loan B (1 month CME Term SOFR + 4.250%) 9.606%, 10/07/2027	99,244	99,017
Storable, Inc., Term Loan B (1 and 3 month CME Term SOFR + 3.500%) 8.800%, 04/17/2028	744,027	741,705
UKG, Inc., 2021 Term Loan (3 month CME Term SOFR + 3.250%) 8.764%, 05/04/2026	3,530,287	3,536,042
		11,947,319
Real estate – 0.1%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month CME Term SOFR + 1.750%) 7.210%, 04/11/2025	540,838	541,270
TOTAL TERM LOANS (Cost $48,944,555)		$49,107,292
ASSET BACKED SECURITIES - 0.1%
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 4.118%, 07/25/2047 (D)	327,048	$311,928
Domino's Pizza Master Issuer LLC Series 2019-1A, Class A2 3.668%, 10/25/2049 (D)	206,938	188,797
TOTAL ASSET BACKED SECURITIES (Cost $531,110)		$500,725
Capital Appreciation Value Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 6.7%
Short-term funds – 6.2%
John Hancock Collateral Trust, 5.3645% (F)(G)	367,750	$3,677,578
T. Rowe Price Government Reserve Fund, 5.3873% (F)	25,505,985	25,505,985
		29,183,563
Repurchase agreement – 0.5%
Repurchase Agreement with State Street Corp. dated 12-29-23 at 1.600% to be repurchased at $2,242,399 on 1-2-24, collateralized by $2,305,400 U.S. Treasury Notes, 3.875% due 1-15-26 (valued at $2,286,849)	$2,242,000	2,242,000
TOTAL SHORT-TERM INVESTMENTS (Cost $31,425,440)		$31,425,563
Total Investments (Capital Appreciation Value Trust) (Cost $420,877,240) – 100.4%		$469,111,578
Other assets and liabilities, net – (0.4%)		(2,068,215)
TOTAL NET ASSETS – 100.0%		$467,043,363
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
JPM	AbbVie, Inc.	USD	175.00	Jan 2024	23	2,300	$11,655	$(6)
JPM	AbbVie, Inc.	USD	180.00	Jan 2024	11	1,100	10,948	—
JPM	AbbVie, Inc.	USD	180.00	Jan 2024	23	2,300	11,036	(1)
JPM	AbbVie, Inc.	USD	185.00	Jan 2024	11	1,100	9,136	—
JPM	AbbVie, Inc.	USD	195.00	Jan 2024	11	1,100	6,168	—
JPM	AbbVie, Inc.	USD	200.00	Jan 2024	11	1,100	5,016	—
CITI	AbbVie, Inc.	USD	160.00	Jan 2025	37	3,700	44,659	(39,836)
CITI	AbbVie, Inc.	USD	165.00	Jan 2025	37	3,700	37,259	(31,998)
JPM	AbbVie, Inc.	USD	165.00	Jan 2025	24	2,400	17,214	(20,756)
The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
JPM	AbbVie, Inc.	USD	170.00	Jan 2025	24	2,400	$13,150	$(16,411)
CITI	AbbVie, Inc.	USD	175.00	Jan 2025	46	4,600	30,912	(24,515)
CITI	Alphabet, Inc., Class A	USD	142.00	Jan 2024	58	5,800	37,305	(10,920)
WFB	Amazon.com, Inc.	USD	135.00	Jan 2024	59	5,900	55,134	(103,442)
UBS	Analog Devices, Inc.	USD	200.00	Jan 2024	10	1,000	7,997	(3,230)
UBS	Analog Devices, Inc.	USD	200.00	Jan 2024	2	200	2,309	(646)
UBS	Analog Devices, Inc.	USD	210.00	Jan 2024	2	200	1,557	(92)
UBS	Analog Devices, Inc.	USD	210.00	Jun 2024	2	200	2,771	(1,992)
UBS	Analog Devices, Inc.	USD	220.00	Jun 2024	2	200	2,075	(1,294)
JPM	Apple, Inc.	USD	195.00	Jan 2024	28	2,800	20,170	(5,549)
JPM	Apple, Inc.	USD	195.00	Jan 2024	5	500	4,925	(991)
JPM	Apple, Inc.	USD	200.00	Jan 2024	28	2,800	15,277	(1,651)
JPM	Apple, Inc.	USD	205.00	Jan 2024	5	500	2,892	(78)
GSI	Becton, Dickinson and Company	USD	270.00	Jan 2024	17	1,700	25,279	(17)
GSI	Becton, Dickinson and Company	USD	280.00	Jan 2024	18	1,800	20,106	—
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2024	6	600	8,834	—
GSI	Becton, Dickinson and Company	USD	290.00	Jan 2024	5	500	3,232	—
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2024	6	600	7,040	—
GSI	Becton, Dickinson and Company	USD	300.00	Jan 2024	5	500	2,310	—
JPM	Danaher Corp.	USD	290.00	Jan 2024	6	600	15,652	(2)
JPM	Danaher Corp.	USD	290.00	Jan 2024	23	2,300	37,410	(8)
JPM	Danaher Corp.	USD	300.00	Jan 2024	6	600	13,245	(1)
JPM	Danaher Corp.	USD	310.00	Jan 2024	6	600	11,079	—
JPM	Danaher Corp.	USD	320.00	Jan 2024	6	600	9,332	—
CITI	Equifax, Inc.	USD	230.00	Jan 2024	2	200	2,605	(3,729)
CITI	Equifax, Inc.	USD	240.00	Jan 2024	2	200	1,895	(2,029)
JPM	Exelon Corp.	USD	45.00	Jan 2024	40	4,000	8,880	—
JPM	Exelon Corp.	USD	45.00	Jan 2024	78	7,800	14,430	—
JPM	Exelon Corp.	USD	45.00	Jan 2024	43	4,300	7,181	—
JPM	Exelon Corp.	USD	45.00	Jan 2024	5	500	520	—
JPM	Exelon Corp.	USD	47.00	Jan 2024	40	4,000	6,080	—
JPM	Exelon Corp.	USD	50.00	Jan 2024	45	4,500	8,759	—
JPM	Exelon Corp.	USD	47.00	Jun 2024	5	500	670	(21)
WFB	GE HealthCare Technologies, Inc.	USD	85.00	Jan 2024	11	1,100	5,209	(71)
WFB	GE HealthCare Technologies, Inc.	USD	90.00	Jan 2024	24	2,400	7,834	(16)
WFB	GE HealthCare Technologies, Inc.	USD	90.00	Jan 2024	11	1,100	3,158	(7)
WFB	Hilton Worldwide Holdings, Inc.	USD	160.00	Jan 2024	12	1,200	6,489	(27,219)
CITI	Intercontinental Exchange, Inc.	USD	115.00	Jan 2024	29	2,900	17,106	(40,120)
CITI	Intercontinental Exchange, Inc.	USD	115.00	Jan 2024	5	500	1,742	(6,917)
CITI	Intercontinental Exchange, Inc.	USD	125.00	Jan 2025	21	2,100	13,040	(32,211)
CITI	Intercontinental Exchange, Inc.	USD	125.00	Jan 2025	16	1,600	11,918	(24,541)
CITI	Intercontinental Exchange, Inc.	USD	130.00	Jan 2025	21	2,100	9,264	(26,030)
CITI	Intercontinental Exchange, Inc.	USD	130.00	Jan 2025	16	1,600	8,573	(19,833)
CITI	Keurig Dr. Pepper, Inc.	USD	37.00	Jan 2024	31	3,100	5,487	—
CITI	Keurig Dr. Pepper, Inc.	USD	40.00	Jan 2024	31	3,100	2,449	—
CITI	Keurig Dr. Pepper, Inc.	USD	35.00	Jan 2025	76	7,600	15,031	(17,716)
CITI	Keurig Dr. Pepper, Inc.	USD	37.00	Jan 2025	76	7,600	9,498	(11,660)
UBS	KKR & Company, Inc.	USD	65.00	Jan 2024	5	500	1,468	(9,030)
WFB	Linde PLC	USD	390.00	Jan 2024	5	500	8,486	(11,393)
WFB	Linde PLC	USD	390.00	Jan 2024	5	500	9,180	(11,393)
WFB	Linde PLC	USD	395.00	Jan 2024	2	200	2,410	(3,650)
WFB	Linde PLC	USD	410.00	Jan 2024	2	200	1,559	(1,341)
WFB	Linde PLC	USD	460.00	Jan 2025	5	500	10,307	(9,585)
WFB	Linde PLC	USD	460.00	Jan 2025	6	600	15,653	(11,502)
WFB	Linde PLC	USD	480.00	Jan 2025	5	500	7,126	(6,544)
WFB	Linde PLC	USD	480.00	Jan 2025	6	600	10,975	(7,852)
GSI	Marsh & McLennan Companies, Inc.	USD	200.00	Jan 2024	2	200	591	(17)
GSI	Marsh & McLennan Companies, Inc.	USD	210.00	Jul 2024	12	1,200	9,507	(3,789)
GSI	Marsh & McLennan Companies, Inc.	USD	220.00	Jul 2024	12	1,200	4,847	(1,688)
GSI	Mastercard, Inc., Class A	USD	410.00	Jan 2024	18	1,800	33,448	(33,181)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	5	500	10,973	(5,098)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	5	500	14,386	(5,098)
GSI	Mastercard, Inc., Class A	USD	420.00	Jan 2024	2	200	2,905	(2,039)
GSI	Mastercard, Inc., Class A	USD	425.00	Jan 2024	2	200	2,300	(1,369)
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	Mastercard, Inc., Class A	USD	430.00	Jan 2024	5	500	$9,644	$(2,112)
GSI	Mastercard, Inc., Class A	USD	430.00	Jan 2024	5	500	12,514	(2,112)
UBS	Microsoft Corp.	USD	360.00	Jan 2024	11	1,100	21,684	(20,454)
UBS	Microsoft Corp.	USD	365.00	Jan 2024	4	400	8,694	(5,774)
UBS	Microsoft Corp.	USD	375.00	Jan 2024	11	1,100	15,618	(8,212)
UBS	Microsoft Corp.	USD	385.00	Jan 2024	4	400	5,633	(1,211)
WFB	NXP Semiconductors NV	USD	210.00	Jan 2024	5	500	7,703	(10,481)
WFB	NXP Semiconductors NV	USD	220.00	Jan 2024	5	500	5,845	(6,170)
WFB	NXP Semiconductors NV	USD	220.00	Jun 2024	4	400	7,461	(10,941)
WFB	Republic Services, Inc.	USD	170.00	Jul 2024	5	500	2,500	(3,283)
WFB	Republic Services, Inc.	USD	175.00	Jul 2024	5	500	1,603	(2,200)
CITI	Roper Technologies, Inc.	USD	510.00	Feb 2024	2	200	2,329	(8,301)
CITI	Roper Technologies, Inc.	USD	580.00	Dec 2024	3	300	7,190	(8,894)
CITI	Roper Technologies, Inc.	USD	580.00	Dec 2024	2	200	4,987	(5,929)
CITI	Roper Technologies, Inc.	USD	580.00	Dec 2024	5	500	14,340	(14,823)
CITI	Roper Technologies, Inc.	USD	600.00	Dec 2024	3	300	5,190	(6,560)
CITI	Roper Technologies, Inc.	USD	600.00	Dec 2024	2	200	3,618	(4,373)
CITI	Roper Technologies, Inc.	USD	600.00	Dec 2024	5	500	10,047	(10,933)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	1	100	2,019	(4,197)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	1	100	2,182	(4,197)
BOA	S&P Global, Inc.	USD	400.00	Jan 2024	1	100	2,800	(4,197)
UBS	S&P Global, Inc.	USD	400.00	Jan 2024	2	200	3,109	(8,394)
BOA	S&P Global, Inc.	USD	410.00	Jan 2024	2	200	4,759	(6,449)
UBS	S&P Global, Inc.	USD	410.00	Jan 2024	2	200	2,446	(6,449)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	1	100	1,474	(2,287)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	1	100	1,623	(2,287)
BOA	S&P Global, Inc.	USD	420.00	Jan 2024	1	100	2,019	(2,287)
BOA	S&P Global, Inc.	USD	430.00	Jan 2024	2	200	3,481	(2,861)
BOA	S&P Global, Inc.	USD	450.00	Jan 2024	2	200	2,509	(559)
BOA	S&P Global, Inc.	USD	470.00	Jan 2024	2	200	1,711	(32)
GSI	Salesforce, Inc.	USD	230.00	Jan 2024	5	500	9,761	(17,021)
GSI	Salesforce, Inc.	USD	230.00	Jan 2024	2	200	3,021	(6,808)
GSI	Salesforce, Inc.	USD	240.00	Jan 2024	5	500	7,718	(12,133)
GSI	Salesforce, Inc.	USD	240.00	Jan 2024	2	200	2,314	(4,853)
GSI	Salesforce, Inc.	USD	230.00	Jun 2024	2	200	4,800	(9,165)
GSI	Salesforce, Inc.	USD	240.00	Jun 2024	2	200	3,991	(7,677)
WFB	Stryker Corp.	USD	290.00	Jan 2024	3	300	4,684	(3,657)
WFB	Stryker Corp.	USD	290.00	Jan 2024	2	200	3,656	(2,438)
WFB	Stryker Corp.	USD	290.00	Jan 2024	5	500	9,781	(6,094)
WFB	Stryker Corp.	USD	300.00	Jan 2024	3	300	3,842	(1,580)
WFB	Stryker Corp.	USD	300.00	Jan 2024	2	200	3,044	(1,053)
WFB	Stryker Corp.	USD	300.00	Jan 2024	5	500	8,025	(2,633)
WFB	Stryker Corp.	USD	310.00	Jan 2024	8	800	11,100	(1,199)
WFB	Stryker Corp.	USD	320.00	Jan 2024	13	1,300	17,375	(391)
WFB	Stryker Corp.	USD	330.00	Jan 2025	3	300	5,442	(6,064)
WFB	Stryker Corp.	USD	340.00	Jan 2025	3	300	4,476	(4,972)
JPM	The PNC Financial Services Group, Inc.	USD	170.00	Jan 2024	7	700	6,451	(238)
JPM	The PNC Financial Services Group, Inc.	USD	170.00	Jan 2024	8	800	7,365	(272)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	5	500	6,348	(67)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	4	400	4,544	(53)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	7	700	5,275	(93)
JPM	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2024	8	800	6,152	(107)
JPM	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2024	6	600	5,654	(8)
JPM	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2024	4	400	3,365	(6)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2024	4	400	2,816	(2)
JPM	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2024	6	600	4,820	(2)
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2024	6	600	3,344	—
JPM	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2024	4	400	1,924	—
JPM	Thermo Fisher Scientific, Inc.	USD	660.00	Jan 2024	1	100	3,452	—
JPM	Thermo Fisher Scientific, Inc.	USD	660.00	Jan 2024	1	100	4,842	—
JPM	Thermo Fisher Scientific, Inc.	USD	690.00	Jan 2024	1	100	2,598	—
JPM	UnitedHealth Group, Inc.	USD	550.00	Jan 2024	5	500	5,625	(1,251)
CITI	UnitedHealth Group, Inc.	USD	580.00	Jan 2025	18	1,800	76,672	(55,129)
JPM	UnitedHealth Group, Inc.	USD	600.00	Jan 2025	20	2,000	63,697	(47,019)
The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	8	800	$12,083	$(17,014)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	8	800	14,938	(17,014)
GSI	Visa, Inc., Class A	USD	240.00	Jan 2024	2	200	2,334	(4,253)
GSI	Visa, Inc., Class A	USD	245.00	Jan 2024	8	800	7,975	(13,137)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2024	8	800	9,264	(9,399)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2024	8	800	11,578	(9,399)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	8	800	7,086	(3,165)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	8	800	8,778	(3,165)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2024	2	200	884	(791)
GSI	Visa, Inc., Class A	USD	250.00	Jun 2024	1	100	1,447	(2,362)
GSI	Visa, Inc., Class A	USD	260.00	Jun 2024	1	100	1,067	(1,714)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,881	(127)
WFB	Yum! Brands, Inc.	USD	140.00	Jan 2024	41	4,100	40,217	(127)
CITI	Yum! Brands, Inc.	USD	145.00	Jan 2024	20	2,000	11,242	(6)
CITI	Yum! Brands, Inc.	USD	150.00	Jan 2024	20	2,000	10,042	(1)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2025	21	2,100	9,439	(11,883)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2025	15	1,500	7,838	(8,488)
WFB	Yum! Brands, Inc.	USD	145.00	Jan 2025	6	600	3,252	(3,395)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2025	21	2,100	6,594	(8,616)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2025	15	1,500	5,502	(6,154)
WFB	Yum! Brands, Inc.	USD	150.00	Jan 2025	6	600	2,292	(2,462)
							$1,526,462	$(1,091,741)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
UBS	UBS AG
WFB	Wells Fargo Bank, N.A.

See Notes to financial statements regarding investment transactions and other derivatives information.
Disciplined Value International Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 97.3%
Austria - 1.1%
ANDRITZ AG	50,193	$3,122,649
Belgium - 0.6%
Azelis Group NV	72,158	1,771,596
Bermuda - 2.3%
Everest Group, Ltd.	12,148	4,295,290
Hiscox, Ltd.	162,275	2,180,448
		6,475,738
Brazil - 0.8%
Banco do Brasil SA	195,400	2,227,450
Canada - 7.9%
Allied Gold Corp. (A)	234,958	622,394
Cenovus Energy, Inc.	450,594	7,508,483
Kinross Gold Corp.	944,859	5,718,855
Suncor Energy, Inc.	77,781	2,491,833
Teck Resources, Ltd., Class B	143,457	6,063,942
		22,405,507
Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China - 0.9%
Alibaba Group Holding, Ltd.	251,600	$2,423,548
Finland - 2.0%
Fortum OYJ	256,025	3,698,055
Nordea Bank ABP (Nasdaq Stockholm Exchange)	147,957	1,836,797
		5,534,852
France - 8.9%
Airbus SE	16,660	2,573,771
AXA SA	107,307	3,504,259
Capgemini SE	7,836	1,637,655
Cie de Saint-Gobain SA	24,905	1,836,673
Imerys SA	38,006	1,198,395
Kering SA	2,032	899,968
Rexel SA	91,631	2,514,921
Sanofi SA	51,527	5,120,370
SPIE SA	115,442	3,613,534
STMicroelectronics NV	22,218	1,114,430

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Technip Energies NV	49,670	$1,159,407
		25,173,383
Germany - 6.7%
Allianz SE	10,688	2,856,269
Commerzbank AG	418,136	4,969,869
Daimler Truck Holding AG	68,984	2,591,314
Infineon Technologies AG	48,961	2,044,735
Siemens AG	34,301	6,435,174
		18,897,361
India - 1.4%
HDFC Bank, Ltd., ADR	57,089	3,831,243
Ireland - 5.7%
AIB Group PLC	390,760	1,673,528
CRH PLC (London Stock Exchange)	115,043	7,917,167
Ryanair Holdings PLC, ADR (A)	48,653	6,488,364
		16,079,059
Italy - 0.5%
Iveco Group NV (A)	149,931	1,351,810
Japan - 19.2%
Asahi Group Holdings, Ltd. (B)	108,800	4,051,319
Honda Motor Company, Ltd.	190,400	1,964,017
Kansai Paint Company, Ltd.	212,200	3,618,317
KDDI Corp.	151,300	4,799,010
Mitsubishi Chemical Group Corp.	357,700	2,186,663
Mitsubishi Electric Corp.	107,600	1,521,904
Mitsubishi Heavy Industries, Ltd.	84,800	4,937,407
Panasonic Holdings Corp.	216,400	2,131,016
Renesas Electronics Corp. (A)	287,100	5,133,625
Resona Holdings, Inc.	654,700	3,318,894
Ryohin Keikaku Company, Ltd.	327,500	5,470,107
Sony Group Corp.	69,400	6,567,524
Subaru Corp.	107,900	1,968,033
Sumitomo Mitsui Financial Group, Inc.	77,000	3,746,808
Suzuki Motor Corp.	64,600	2,753,030
		54,167,674
Jordan - 0.4%
Hikma Pharmaceuticals PLC	44,515	1,014,366
Netherlands - 4.9%
Aalberts NV	51,716	2,247,954
ING Groep NV	280,019	4,198,749
Koninklijke Ahold Delhaize NV	125,153	3,600,826
Stellantis NV	159,214	3,728,652
		13,776,181
Singapore - 1.8%
Genting Singapore, Ltd.	3,962,400	3,001,346
United Overseas Bank, Ltd.	102,400	2,210,120
		5,211,466
South Korea - 4.1%
Hana Financial Group, Inc.	72,812	2,442,449
Samsung Electronics Company, Ltd.	152,373	9,248,560
		11,691,009
Spain - 0.8%
Bankinter SA	341,921	2,192,954
Sweden - 0.5%
Svenska Handelsbanken AB, A Shares	135,069	1,467,854
Switzerland - 4.4%
Glencore PLC	559,563	3,363,555
Novartis AG	90,940	9,185,895
		12,549,450
United Kingdom - 21.6%
AstraZeneca PLC	24,166	3,259,746
Disciplined Value International Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
BAE Systems PLC	197,774	$2,799,329
Barratt Developments PLC	224,473	1,608,013
Beazley PLC	750,235	4,985,767
BP PLC	911,119	5,401,173
Coca-Cola Europacific Partners PLC	38,566	2,573,895
CVS Group PLC	49,035	1,051,636
Endeavour Mining PLC (B)	77,213	1,734,750
Future PLC (B)	152,831	1,550,255
IMI PLC	154,588	3,312,425
Inchcape PLC	202,553	1,844,264
Informa PLC	208,525	2,074,072
JD Sports Fashion PLC	1,571,029	3,315,397
NatWest Group PLC	1,214,579	3,383,090
Nomad Foods, Ltd. (A)	110,672	1,875,890
Reckitt Benckiser Group PLC	61,404	4,237,080
Shell PLC	118,494	3,878,789
SSE PLC	240,653	5,680,847
Tesco PLC	973,494	3,606,525
WH Smith PLC	174,749	2,967,413
		61,140,356
United States - 0.8%
Peabody Energy Corp.	95,270	2,316,966
TOTAL COMMON STOCKS (Cost $251,749,509)		$274,822,472
PREFERRED SECURITIES - 0.8%
South Korea - 0.8%
Samsung Electronics Company, Ltd.	46,247	2,228,481
TOTAL PREFERRED SECURITIES (Cost $2,064,580)		$2,228,481
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
Fidelity Government Portfolio, Institutional Class, 5.2842% (C)	3,349,561	3,349,561
John Hancock Collateral Trust, 5.3645% (C)(D)	610,919	6,109,309
TOTAL SHORT-TERM INVESTMENTS (Cost $9,459,241)		$9,458,870
Total Investments (Disciplined Value International Trust) (Cost $263,273,330) - 101.4%		$286,509,823
Other assets and liabilities, net - (1.4%)		(4,083,965)
TOTAL NET ASSETS - 100.0%		$282,425,858
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Emerging Markets Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 96.7%
Australia - 0.0%
MMG, Ltd. (A)	184,000	$54,408
Belgium - 0.0%
Titan Cement International SA	2,489	58,919
Brazil - 3.2%
Anima Holding SA (A)	24,800	22,687
Atacadao SA	28,713	73,579

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Banco Bradesco SA	77,625	$244,389
Banco do Brasil SA	57,415	654,499
Banco Santander Brasil SA	21,018	138,997
BrasilAgro - Company Brasileira de Propriedades Agricolas	4,600	24,674
BRF SA (A)	47,511	132,730
Brisanet Participacoes SA	16,300	12,465
C&A MODAS SA (A)	14,300	22,996
Camil Alimentos SA	10,600	18,409
Cia Brasileira de Aluminio	14,963	15,726
Cia Brasileira de Aluminio, Subscription Receipts (A)	1,387	1,428
Cia Brasileira de Distribuicao (A)	15,747	13,453
Cia Siderurgica Nacional SA	42,185	168,352
Cia Siderurgica Nacional SA, ADR	9,153	35,971
Cielo SA	54,274	52,308
Cogna Educacao SA (A)	86,874	62,296
Construtora Tenda SA (A)	4,718	14,420
Cruzeiro do Sul Educacional SA	10,800	11,776
Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,623	170,753
Dexco SA	27,870	46,332
Diagnosticos da America SA (A)	4,693	9,306
Embraer SA (A)	54,496	249,207
Empreendimentos Pague Menos S/A	17,964	14,649
Enauta Participacoes SA	16,860	69,782
Eternit SA	4,300	7,534
Even Construtora e Incorporadora SA	19,800	33,321
Ez Tec Empreendimentos e Participacoes SA	8,609	32,997
Gerdau SA, ADR	21,735	105,415
Grupo Casas Bahia SA (A)	7,706	18,044
Grupo de Moda Soma SA	25,800	39,522
Grupo SBF SA	7,700	18,611
Guararapes Confeccoes SA (A)	10,200	13,710
Hapvida Participacoes e Investimentos SA (A)(B)	282,026	258,167
International Meal Company Alimentacao SA (A)	26,670	10,830
Iochpe Maxion SA	11,411	30,264
IRB Brasil Resseguros SA (A)	3,263	29,792
Jalles Machado SA	8,150	13,175
JBS SA	60,990	309,649
JHSF Participacoes SA	28,427	32,348
Lavvi Empreendimentos Imobiliarios SA	21,300	38,410
Locaweb Servicos de Internet SA (B)	30,684	37,999
Lojas Renner SA	26,110	93,689
MRV Engenharia e Participacoes SA (A)	22,963	53,002
Multilaser Industrial SA (A)	20,600	8,860
Natura & Company Holding SA (A)	63,132	216,469
Petroleo Brasileiro SA	380,053	3,034,796
Petroreconcavo SA	4,753	21,226
Positivo Tecnologia SA	9,000	12,884
Romi SA	6,244	17,207
Sao Carlos Empreendimentos e Participacoes SA (A)	5,205	29,421
TIM SA	41,033	151,110
Trisul SA	13,137	15,587
Tupy SA	9,951	59,531
Usinas Siderurgicas de Minas Gerais SA	14,738	27,842
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	7,000	29,554
YDUQS Participacoes SA	5,575	25,708
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Zamp SA (A)	11,800	$13,848
		7,121,706
Canada - 0.0%
China Gold International Resources Corp., Ltd.	15,600	66,607
Chile - 0.5%
Banco de Credito e Inversiones SA	1,049	28,386
Camanchaca SA	214,992	10,977
CAP SA	5,458	44,573
Cementos BIO BIO SA	16,447	12,320
Cencosud SA	66,504	124,985
Cia Sud Americana de Vapores SA	687,612	42,201
Cristalerias de Chile SA	3,626	11,689
Empresa Nacional de Telecomunicaciones SA	15,564	57,087
Empresas CMPC SA	77,741	149,936
Empresas COPEC SA	25,772	187,556
Empresas Hites SA	46,731	4,239
Enel Americas SA (A)	922,076	101,974
Falabella SA (A)	34,807	86,926
Grupo Security SA	77,638	22,733
Inversiones Aguas Metropolitanas SA	29,150	24,348
Masisa SA (A)	321,066	6,480
PAZ Corp. SA	16,523	9,074
Ripley Corp. SA	137,631	27,399
Salfacorp SA	67,149	34,888
Sigdo Koppers SA	50,989	73,148
SMU SA	245,031	45,034
Sociedad Matriz SAAM SA	476,922	59,051
Socovesa SA	113,429	12,750
SONDA SA	24,563	10,755
		1,188,509
China - 20.7%
360 Security Technology, Inc., Class A (A)	16,800	21,327
361 Degrees International, Ltd.	119,000	52,899
3SBio, Inc. (A)(B)	146,500	141,274
AAC Technologies Holdings, Inc.	79,500	236,255
Addsino Company, Ltd., Class A	9,800	11,568
Agile Group Holdings, Ltd. (A)	157,000	17,109
Agricultural Bank of China, Ltd., H Shares	1,798,000	693,555
Alibaba Group Holding, Ltd.	328,300	3,162,364
A-Living Smart City Services Company, Ltd. (B)	58,250	26,727
Allmed Medical Products Company, Ltd., Class A	6,100	8,155
Aluminum Corp. of China, Ltd., H Shares	220,000	109,986
Angang Steel Company, Ltd., H Shares	167,800	33,101
Anhui Conch Cement Company, Ltd., H Shares	103,000	237,843
Anhui Construction Engineering Group Company, Ltd., Class A	14,900	9,761
Anhui Guangxin Agrochemical Company, Ltd., Class A	6,272	12,827
Anhui Hengyuan Coal Industry and Electricity Power Company, Ltd., Class A	15,800	24,831
Anhui Jinhe Industrial Company, Ltd., Class A	10,200	31,523
Anhui Truchum Advanced Materials & Technology Company, Ltd., Class A	12,200	12,863
Anhui Zhongding Sealing Parts Company, Ltd., Class A	9,200	16,049
Anton Oilfield Services Group (A)	284,000	14,727

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Aoshikang Technology Company, Ltd., Class A	4,600	$19,858
Asia - Potash International Investment Guangzhou Company, Ltd., Class A (A)	5,200	19,239
Asia Cement China Holdings Corp.	65,000	20,344
AsiaInfo Technologies, Ltd. (B)	18,800	20,751
Avary Holding Shenzhen Company, Ltd., Class A	8,600	27,055
AVIC Industry-Finance Holdings Company, Ltd., Class A	40,100	17,589
AviChina Industry & Technology Company, Ltd., H Shares	230,000	98,608
BAIC Motor Corp., Ltd., H Shares (B)	207,000	60,481
Baidu, Inc., ADR (A)	11,954	1,423,602
Baidu, Inc., Class A (A)	3,350	49,868
BAIOO Family Interactive, Ltd. (B)	126,000	4,113
Bank of Beijing Company, Ltd., Class A	90,000	57,477
Bank of Changsha Company, Ltd., Class A	41,600	40,010
Bank of Chengdu Company, Ltd., Class A	28,200	44,771
Bank of China, Ltd., H Shares	5,394,694	2,049,886
Bank of Chongqing Company, Ltd., H Shares	69,500	35,254
Bank of Communications Company, Ltd., H Shares	485,876	303,296
Bank of Guiyang Company, Ltd., Class A	19,600	14,206
Bank of Hangzhou Company, Ltd., Class A	38,900	54,903
Bank of Jiangsu Company, Ltd., Class A	99,100	93,479
Bank of Nanjing Company, Ltd., Class A	67,500	70,235
Bank of Ningbo Company, Ltd., Class A	36,960	104,889
Bank of Shanghai Company, Ltd., Class A	57,000	47,978
Bank of Suzhou Company, Ltd., Class A	21,010	19,136
Bank of Tianjin Company, Ltd., H Shares (A)	15,000	3,461
Baoshan Iron & Steel Company, Ltd., Class A	116,100	97,102
Baoye Group Company, Ltd., H Shares (A)	22,000	13,347
Baozun, Inc., Class A (A)	1,300	1,164
BBMG Corp., H Shares	220,000	20,568
Beijing Capital Eco-Environment Protection Group Company, Ltd., Class A	50,000	18,967
Beijing Capital International Airport Company, Ltd., H Shares (A)	142,000	41,662
Beijing Dabeinong Technology Group Company, Ltd., Class A	18,200	15,292
Beijing Easpring Material Technology Company, Ltd., Class A	2,900	15,612
Beijing Enlight Media Company, Ltd., Class A	14,200	16,327
Beijing GeoEnviron Engineering & Technology, Inc., Class A	7,200	6,639
Beijing Jetsen Technology Company, Ltd., Class A (A)	27,000	19,327
Beijing Jingyuntong Technology Company, Ltd., Class A (A)	11,700	7,537
Beijing New Building Materials PLC, Class A	12,300	40,526
Beijing North Star Company, Ltd., H Shares (A)	132,000	12,177
Beijing Orient National Communication Science & Technology Company, Ltd., Class A (A)	10,200	13,506
Beijing Originwater Technology Company, Ltd., Class A	3,551	2,499
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Beijing Shougang Company, Ltd., Class A (A)	20,200	$9,854
Beijing Sinnet Technology Company, Ltd., Class A (A)	10,500	14,385
Beijing Urban Construction Design & Development Group Company, Ltd., H Shares (B)	35,000	8,880
Beijing Yanjing Brewery Company, Ltd., Class A	18,000	21,914
Beijing-Shanghai High Speed Railway Company, Ltd., Class A	158,600	110,005
BGI Genomics Company, Ltd., Class A	2,400	16,239
Blue Sail Medical Company, Ltd., Class A	7,100	6,688
BOC International China Company, Ltd., Class A	8,800	12,772
BOE Technology Group Company, Ltd., Class A	205,200	112,842
Bohai Leasing Company, Ltd., Class A (A)	50,900	15,356
Bright Dairy & Food Company, Ltd., Class A	9,600	11,818
BTG Hotels Group Company, Ltd., Class A (A)	4,500	9,915
Cabbeen Fashion, Ltd.	40,000	4,907
Caitong Securities Company, Ltd., Class A	33,670	36,836
Cangzhou Mingzhu Plastic Company, Ltd., Class A	15,000	8,693
Canmax Technologies Company, Ltd., Class A	4,900	17,505
CECEP Solar Energy Company, Ltd., Class A	34,200	26,912
CECEP Wind-Power Corp., Class A	25,480	10,777
Central China Management Company, Ltd.	113,732	4,445
Central China Real Estate, Ltd. (A)	118,093	1,184
Changjiang Securities Company, Ltd., Class A	20,700	15,705
Changsha Broad Homes Industrial Group Company, Ltd., H Shares (A)(B)	9,000	3,169
Chaoju Eye Care Holdings, Ltd.	29,500	16,713
Chaowei Power Holdings, Ltd.	88,000	16,232
Chengdu Kanghong Pharmaceutical Group Company, Ltd., Class A	6,600	17,157
Chengdu Wintrue Holding Company, Ltd., Class A	15,700	18,267
Chengtun Mining Group Company, Ltd., Class A (A)	12,000	7,341
Chengxin Lithium Group Company, Ltd., Class A	11,100	35,604
Chengzhi Company, Ltd., Class A	5,100	5,902
China BlueChemical, Ltd., H Shares	200,000	50,463
China Bohai Bank Company, Ltd., H Shares (A)(B)	291,000	42,123
China Cinda Asset Management Company, Ltd., H Shares	588,000	58,745
China CITIC Bank Corp., Ltd., H Shares	670,775	316,356
China Coal Energy Company, Ltd., H Shares	178,000	162,021
China Communications Services Corp., Ltd., H Shares	217,200	90,069
China Conch Environment Protection Holdings, Ltd. (A)	50,000	9,988
China Conch Venture Holdings, Ltd.	109,000	90,489
China Construction Bank Corp., H Shares	7,593,000	4,516,701
China CSSC Holdings, Ltd., Class A	8,500	35,288
China Development Bank Financial Leasing Company, Ltd., H Shares (B)	122,000	21,729

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Dili Group (A)(C)	190,600	$11,277
China Dongxiang Group Company, Ltd.	361,000	13,177
China Electronics Optics Valley Union Holding Company, Ltd.	308,000	16,582
China Energy Engineering Corp., Ltd., H Shares	162,000	16,182
China Everbright Bank Company, Ltd., H Shares	248,000	73,694
China Feihe, Ltd. (B)	217,000	118,729
China Galaxy Securities Company, Ltd., H Shares	272,500	144,160
China Great Wall Securities Company, Ltd., Class A	11,800	13,318
China Greatwall Technology Group Company, Ltd., Class A	14,300	20,392
China Green Electricity Investment of Tianjin Company, Ltd., Class A	7,500	10,182
China Hanking Holdings, Ltd.	61,000	6,253
China Harmony Auto Holding, Ltd. (A)	105,500	7,840
China Hongqiao Group, Ltd.	207,500	169,905
China Huiyuan Juice Group, Ltd. (A)(C)	212,500	13,743
China International Marine Containers Group Company, Ltd., H Shares	97,050	62,101
China Jushi Company, Ltd., Class A	30,900	42,829
China Kepei Education Group, Ltd.	68,000	11,850
China Lesso Group Holdings, Ltd.	133,000	69,583
China Lilang, Ltd.	72,000	39,022
China Maple Leaf Educational Systems, Ltd. (A)	222,000	7,818
China Meheco Company, Ltd., Class A	6,160	9,702
China Meidong Auto Holdings, Ltd.	36,000	21,926
China Merchants Bank Company, Ltd., H Shares	308,500	1,073,126
China Merchants Energy Shipping Company, Ltd., Class A	49,800	41,261
China Merchants Expressway Network & Technology Holdings Company, Ltd., Class A	18,500	25,479
China Merchants Property Operation & Service Company, Ltd., Class A	4,300	7,257
China Merchants Securities Company, Ltd., H Shares (B)	29,480	24,129
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	19,600	26,371
China Minsheng Banking Corp., Ltd., H Shares	371,400	126,084
China Modern Dairy Holdings, Ltd.	171,000	16,202
China National Accord Medicines Corp., Ltd., Class A	2,730	11,161
China National Building Material Company, Ltd., H Shares	391,450	167,632
China National Chemical Engineering Company, Ltd., Class A	40,100	35,968
China National Medicines Corp., Ltd., Class A	3,200	12,909
China National Nuclear Power Company, Ltd., Class A	132,300	139,906
China New Higher Education Group, Ltd. (B)	88,000	24,020
China Nonferrous Mining Corp., Ltd.	42,000	27,605
China Oilfield Services, Ltd., H Shares	106,000	108,342
China Oriental Group Company, Ltd.	164,000	27,300
China Pacific Insurance Group Company, Ltd., H Shares	139,800	282,802
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Petroleum & Chemical Corp., H Shares	1,878,000	$984,173
China Railway Group, Ltd., H Shares	313,000	139,564
China Railway Signal & Communication Corp., Ltd., H Shares (B)	111,000	36,975
China Reinsurance Group Corp., H Shares	554,000	32,273
China Renaissance Holdings, Ltd. (A)(B)(C)	12,000	5,028
China Resources Double Crane Pharmaceutical Company, Ltd., Class A	6,300	16,521
China Resources Medical Holdings Company, Ltd.	103,000	63,561
China Resources Pharmaceutical Group, Ltd. (B)	166,500	109,449
China Risun Group, Ltd.	72,000	30,355
China Sanjiang Fine Chemicals Company, Ltd. (A)	105,000	15,595
China SCE Group Holdings, Ltd. (A)	229,200	5,084
China Shanshui Cement Group, Ltd. (A)	117,000	8,394
China Shenhua Energy Company, Ltd., H Shares	172,500	591,576
China Shineway Pharmaceutical Group, Ltd.	32,000	29,796
China Silver Group, Ltd. (A)	94,000	1,723
China South Publishing & Media Group Company, Ltd., Class A	14,900	21,374
China State Construction Engineering Corp., Ltd., Class A	265,600	180,197
China Sunshine Paper Holdings Company, Ltd. (A)	31,500	10,980
China Taifeng Beddings Holdings, Ltd. (A)(C)	204,000	12,697
China Tower Corp., Ltd., H Shares (B)	3,970,000	417,277
China TransInfo Technology Company, Ltd., Class A (A)	9,500	15,014
China Tungsten And Hightech Materials Company, Ltd., Class A	11,180	13,417
China Vanke Company, Ltd., H Shares	148,292	137,247
China XLX Fertiliser, Ltd.	58,000	25,921
China Yongda Automobiles Services Holdings, Ltd.	101,000	37,906
China Yuhua Education Corp., Ltd. (A)(B)	162,000	11,420
China Zheshang Bank Company, Ltd., H Shares	209,600	54,239
China Zhongwang Holdings, Ltd. (A)(C)	196,800	0
Chinese Universe Publishing and Media Group Company, Ltd., Class A	6,200	11,518
Chongqing Changan Automobile Company, Ltd., Class A	25,590	60,735
Chongqing Rural Commercial Bank Company, Ltd., H Shares	156,000	60,537
Chow Tai Seng Jewellery Company, Ltd., Class A	3,700	7,920
CITIC Securities Company, Ltd., H Shares	62,025	126,725
CITIC, Ltd.	350,130	350,079
CMGE Technology Group, Ltd. (A)	30,000	5,032
CMST Development Company, Ltd., Class A	21,400	15,385
CNGR Advanced Material Company, Ltd., Class A	2,600	18,006
CNOOC Energy Technology & Services, Ltd., Class A	33,000	13,257
CNSIG Inner Mongolia Chemical Industry Company, Ltd., Class A	20,800	22,931

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
COFCO Biotechnology Company, Ltd., Class A	15,200	$14,232
COFCO Joycome Foods, Ltd. (A)	202,000	48,644
COFCO Sugar Holding Company, Ltd., Class A	19,500	22,637
Consun Pharmaceutical Group, Ltd.	19,000	11,606
COSCO SHIPPING Development Company, Ltd., H Shares	434,000	44,488
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	72,000	67,937
COSCO SHIPPING Holdings Company, Ltd., H Shares	252,500	253,880
CPMC Holdings, Ltd.	76,000	65,487
CRRC Corp., Ltd., H Shares	45,000	19,837
CSG Holding Company, Ltd., Class A	13,900	10,922
CT Environmental Group, Ltd. (A)(C)	164,000	2,499
CTS International Logistics Corp., Ltd., Class A	8,000	8,333
Daan Gene Company, Ltd., Class A	10,300	14,050
Daqin Railway Company, Ltd., Class A	35,700	36,287
DHC Software Company, Ltd., Class A	33,500	29,132
Dian Diagnostics Group Company, Ltd., Class A	2,300	7,719
Digital China Information Service Group Company, Ltd., Class A	7,800	12,416
Do-Fluoride New Materials Company, Ltd., Class A	12,400	26,601
Dong-E-E-Jiao Company, Ltd., Class A	2,100	14,597
Dongfang Electric Corp., Ltd., H Shares	18,600	17,015
Dongfeng Motor Group Company, Ltd., H Shares	76,000	37,872
Dongxing Securities Company, Ltd., Class A	12,000	13,926
Dongyue Group, Ltd.	91,000	65,893
Dynagreen Environmental Protection Group Company, Ltd., H Shares	75,000	22,589
E-Commodities Holdings, Ltd.	200,000	39,715
Edvantage Group Holdings, Ltd.	39,378	12,773
Everbright Securities Company, Ltd., H Shares (B)	25,600	16,956
Fangda Carbon New Material Company, Ltd., Class A (A)	13,200	9,752
Fangda Special Steel Technology Company, Ltd., Class A (A)	8,800	5,720
FAW Jiefang Group Company, Ltd., Class A (A)	9,300	11,149
Fiberhome Telecommunication Technologies Company, Ltd., Class A	5,000	11,726
FIH Mobile, Ltd. (A)	306,000	23,914
FinVolution Group, ADR	6,795	33,296
First Capital Securities Company, Ltd., Class A	18,600	15,243
Fosun International, Ltd.	195,460	114,905
Founder Securities Company, Ltd., Class A	31,500	35,777
Foxconn Industrial Internet Company, Ltd., Class A	39,600	84,360
Fu Shou Yuan International Group, Ltd.	8,000	5,430
Fufeng Group, Ltd.	182,200	101,063
Fujian Funeng Company, Ltd., Class A	16,900	19,697
Fujian Sunner Development Company, Ltd., Class A	6,700	16,240
Gansu Energy Chemical Company, Ltd., Class A	26,100	11,220
Gansu Shangfeng Cement Company, Ltd., Class A	10,080	11,448
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
GCL Energy Technology Company, Ltd., Class A	11,700	$20,416
GDS Holdings, Ltd., Class A (A)	69,700	78,877
GEM Company, Ltd., Class A	25,800	19,859
Gemdale Corp., Class A	16,600	10,214
Genertec Universal Medical Group Company, Ltd. (B)	99,000	56,930
GF Securities Company, Ltd., H Shares	50,000	59,875
Giant Network Group Company, Ltd., Class A	4,400	6,909
Glory Health Industry, Ltd. (A)	84,000	345
GoerTek, Inc., Class A	24,400	72,238
Goldwind Science & Technology Company, Ltd., H Shares	47,000	21,122
Gotion High-tech Company, Ltd., Class A (A)	5,500	16,662
Grand Baoxin Auto Group, Ltd. (A)	219,500	7,737
Grandjoy Holdings Group Company, Ltd., Class A (A)	22,500	9,428
Greatview Aseptic Packaging Company, Ltd. (A)	44,000	10,471
Gree Electric Appliances, Inc. of Zhuhai, Class A	20,300	92,151
Greenland Hong Kong Holdings, Ltd. (A)	88,000	3,496
Greentown China Holdings, Ltd.	102,500	104,528
Greentown Service Group Company, Ltd.	64,000	23,868
GRG Banking Equipment Company, Ltd., Class A	15,700	27,125
Guangdong Dowstone Technology Company, Ltd., Class A	6,000	9,424
Guangdong HEC Technology Holding Company, Ltd., Class A (A)	10,900	11,265
Guangdong Tapai Group Company, Ltd., Class A	13,200	13,175
Guangdong Xinbao Electrical Appliances Holdings Company, Ltd., Class A	5,400	11,100
Guanghui Energy Company, Ltd., Class A	59,500	59,869
Guangshen Railway Company, Ltd., H Shares (A)	211,600	41,225
Guangxi Liugong Machinery Company, Ltd., Class A	12,000	11,399
Guangzhou Automobile Group Company, Ltd., H Shares	154,000	71,611
Guangzhou Baiyun International Airport Company, Ltd., Class A (A)	7,600	10,477
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., H Shares	16,000	44,548
Guangzhou Haige Communications Group, Inc. Company, Class A	17,800	32,217
Guangzhou Yuexiu Capital Holdings Group Company, Ltd., Class A	22,950	19,477
Guizhou Panjiang Refined Coal Company, Ltd., Class A	18,700	16,267
Guizhou Xinbang Pharmaceutical Company, Ltd., Class A	10,700	6,698
Guosen Securities Company, Ltd., Class A	35,700	42,999
Guotai Junan Securities Company, Ltd., H Shares (B)	34,600	38,959
Guoyuan Securities Company, Ltd., Class A	17,400	16,756
Hainan Meilan International Airport Company, Ltd., H Shares (A)	16,000	14,224
Haitian International Holdings, Ltd.	40,000	99,016
Haitong Securities Company, Ltd., H Shares	188,000	100,435

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Hang Zhou Great Star Industrial Company, Ltd., Class A	4,300	$13,652
Hangcha Group Company, Ltd., Class A	5,800	20,353
Hangzhou Binjiang Real Estate Group Company, Ltd., Class A	20,300	20,826
Hangzhou Robam Appliances Company, Ltd., Class A	4,400	13,521
Han's Laser Technology Industry Group Company, Ltd., Class A	8,000	23,367
Harbin Bank Company, Ltd., H Shares (A)(B)	74,000	2,264
Harbin Electric Company, Ltd., H Shares	84,000	22,296
HBIS Resources Company, Ltd., Class A	4,700	11,134
Heilongjiang Agriculture Company, Ltd., Class A	9,100	15,365
Henan Shenhuo Coal & Power Company, Ltd., Class A	15,800	37,453
Hengan International Group Company, Ltd.	47,000	174,954
Hengli Petrochemical Company, Ltd., Class A (A)	35,401	65,705
Hengtong Optic-electric Company, Ltd., Class A	13,900	23,403
Hengyi Petrochemical Company, Ltd., Class A (A)	23,800	22,551
Hesteel Company, Ltd., Class A	54,700	16,429
Hiroca Holdings, Ltd.	8,000	11,181
Hongda Xingye Company, Ltd., Class A (A)	28,900	3,540
Honghua Group, Ltd. (A)	367,000	5,131
Hope Education Group Company, Ltd. (A)(B)	352,000	16,223
Horizon Construction Development, Ltd. (A)	6,259	3,685
Hoyuan Green Energy Company, Ltd., Class A	3,400	15,944
Hua Hong Semiconductor, Ltd. (A)(B)	46,000	111,167
Huafon Chemical Company, Ltd., Class A	46,600	44,079
Huaibei Mining Holdings Company, Ltd., Class A	10,300	24,162
Huapont Life Sciences Company, Ltd., Class A	10,700	7,027
Huatai Securities Company, Ltd., H Shares (B)	78,200	98,813
Huaxi Securities Company, Ltd., Class A	7,000	7,661
Huaxia Bank Company, Ltd., Class A	79,200	62,755
Huaxin Cement Company, Ltd., Class A	7,100	12,444
Huaxin Cement Company, Ltd., H Shares	22,800	19,738
Huayu Automotive Systems Company, Ltd., Class A	22,700	52,097
Hubei Biocause Pharmaceutical Company, Ltd., Class A	20,900	8,373
Hubei Jumpcan Pharmaceutical Company, Ltd., Class A	7,400	32,781
Hubei Xingfa Chemicals Group Company, Ltd., Class A	7,900	20,332
Huishang Bank Corp., Ltd., H Shares	63,300	19,213
Humanwell Healthcare Group Company, Ltd., Class A	12,500	43,804
Hunan Valin Steel Company, Ltd., Class A	44,000	31,955
Hytera Communications Corp., Ltd., Class A (A)	14,800	12,421
Industrial & Commercial Bank of China, Ltd., H Shares	4,582,000	2,233,007
Industrial Bank Company, Ltd., Class A	131,700	301,045
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Industrial Securities Company, Ltd., Class A	37,960	$31,423
Ingdan, Inc. (B)	74,000	11,683
Inkeverse Group, Ltd. (A)	75,000	7,966
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A (A)	166,200	34,202
Inner Mongolia Dian Tou Energy Corp., Ltd., Class A	8,600	17,304
Inner Mongolia ERDOS Resources Company, Ltd., Class A	8,820	12,060
Inner Mongolia Junzheng Energy & Chemical Industry Group Company, Ltd., Class A	43,700	23,038
Inner Mongolia Yuan Xing Energy Company, Ltd., Class A	18,500	15,317
Intco Medical Technology Company, Ltd., Class A	3,840	12,646
JA Solar Technology Company, Ltd., Class A	18,600	54,365
JCET Group Company, Ltd., Class A	10,100	42,492
JD Logistics, Inc. (A)(B)	34,400	43,137
JD.com, Inc., Class A	45,750	660,771
Jiangsu Azure Corp., Class A	9,700	11,649
Jiangsu Changshu Rural Commercial Bank Company, Ltd., Class A	18,200	16,400
Jiangsu Eastern Shenghong Company, Ltd., Class A	27,100	36,671
Jiangsu Guotai International Group Company, Ltd., Class A	7,600	8,389
Jiangsu Jiangyin Rural Commercial Bank Company, Ltd., Class A	17,900	8,961
Jiangsu Lihua Animal Husbandry Stock Company, Ltd., Class A	4,860	14,375
Jiangsu Linyang Energy Company, Ltd., Class A	13,300	11,982
Jiangsu Provincial Agricultural Reclamation and Development Corp., Class A	11,200	16,170
Jiangsu Shagang Company, Ltd., Class A	27,000	14,543
Jiangsu Shuangxing Color Plastic New Materials Company, Ltd., Class A	5,200	5,946
Jiangsu Zhangjiagang Rural Commercial Bank Company, Ltd., Class A	16,680	9,128
Jiangsu Zhongtian Technology Company, Ltd., Class A	21,300	37,492
Jiangxi Copper Company, Ltd., H Shares	68,000	96,186
Jilin Aodong Pharmaceutical Group Company, Ltd., Class A	4,700	10,032
Jinmao Property Services Company, Ltd.	7,552	1,743
Jinneng Science&Technology Company, Ltd., Class A	8,700	9,899
Jinxin Fertility Group, Ltd. (A)(B)	87,500	37,551
Jizhong Energy Resources Company, Ltd., Class A	18,200	18,320
Joincare Pharmaceutical Group Industry Company, Ltd., Class A	11,400	19,979
Joinn Laboratories China Company, Ltd., Class A	5,180	17,301
Jointown Pharmaceutical Group Company, Ltd., Class A	16,062	15,877
Kangda International Environmental Company, Ltd. (A)(B)	140,000	4,928
Kasen International Holdings, Ltd. (A)	119,000	4,491
Keshun Waterproof Technologies Company, Ltd., Class A	10,700	9,265

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Kingfa Sci & Tech Company, Ltd., Class A	12,500	$14,078
KWG Group Holdings, Ltd. (A)	154,013	11,057
KWG Living Group Holdings, Ltd. (A)	88,506	5,333
Laobaixing Pharmacy Chain JSC, Class A	5,300	22,331
LB Group Company, Ltd., Class A	13,400	32,384
Legend Holdings Corp., H Shares (B)	66,200	62,415
Lens Technology Company, Ltd., Class A	21,100	39,246
Leo Group Company, Ltd., Class A (A)	58,700	18,870
Lepu Medical Technology Beijing Company, Ltd., Class A	11,400	25,979
LexinFintech Holdings, Ltd., ADR	14,967	27,539
Leyard Optoelectronic Company, Ltd., Class A	9,800	8,291
Liaoning Cheng Da Company, Ltd., Class A	7,000	11,629
Liaoning Port Company, Ltd., H Shares	204,000	16,212
Lier Chemical Company, Ltd., Class A	5,460	9,215
Lingyi iTech Guangdong Company, Class A	42,900	40,835
Longfor Group Holdings, Ltd. (B)	157,500	252,770
Lonking Holdings, Ltd.	217,000	33,947
Luenmei Quantum Company, Ltd., Class A	23,100	18,461
Luxi Chemical Group Company, Ltd., Class A	14,600	20,647
Luye Pharma Group, Ltd. (A)(B)	189,500	90,543
Maanshan Iron & Steel Company, Ltd., H Shares	108,000	17,024
Maccura Biotechnology Company, Ltd., Class A	6,800	14,448
Mango Excellent Media Company, Ltd., Class A	8,000	28,433
Maoyan Entertainment (A)(B)	19,400	22,332
Mayinglong Pharmaceutical Group Company, Ltd., Class A	5,200	17,725
Medlive Technology Company, Ltd. (B)	7,500	8,145
Metallurgical Corp. of China, Ltd., H Shares	185,000	36,017
Midea Real Estate Holding, Ltd. (B)	9,600	6,606
Ming Yang Smart Energy Group, Ltd., Class A	14,400	25,448
Minth Group, Ltd.	64,000	129,448
MLS Company, Ltd., Class A	9,700	11,840
Nanjing Iron & Steel Company, Ltd., Class A	38,000	19,821
NavInfo Company, Ltd., Class A (A)	11,700	14,679
NetDragon Websoft Holdings, Ltd.	17,000	26,944
New China Life Insurance Company, Ltd., H Shares	55,300	107,894
New Hope Liuhe Company, Ltd., Class A (A)	16,500	21,696
Ningbo Huaxiang Electronic Company, Ltd., Class A	6,500	11,921
Ningbo Joyson Electronic Corp., Class A	8,100	20,507
Ningbo Ronbay New Energy Technology Company, Ltd., Class A	4,688	26,293
Ningbo Sanxing Medical Electric Company, Ltd., Class A	4,500	13,006
Ningbo Zhoushan Port Company, Ltd., Class A	17,900	8,985
Ningxia Baofeng Energy Group Company, Ltd., Class A	15,500	32,283
Noah Holdings, Ltd., ADR	1,849	25,535
North Industries Group Red Arrow Company, Ltd., Class A	6,800	13,465
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Northeast Securities Company, Ltd., Class A	10,520	$10,537
Offshore Oil Engineering Company, Ltd., Class A	30,700	25,707
Orient Securities Company, Ltd., H Shares (B)	42,000	18,567
Oriental Energy Company, Ltd., Class A (A)	17,400	25,268
PetroChina Company, Ltd., H Shares	1,912,000	1,263,431
PICC Property & Casualty Company, Ltd., H Shares	436,000	518,848
Ping An Bank Company, Ltd., Class A	116,600	154,395
Ping An Insurance Group Company of China, Ltd., H Shares	510,000	2,308,923
Pingdingshan Tianan Coal Mining Company, Ltd., Class A	15,000	24,449
Postal Savings Bank of China Company, Ltd., H Shares (B)	536,000	256,277
Power Construction Corp. of China, Ltd., Class A	93,400	64,391
Q Technology Group Company, Ltd. (A)	37,000	21,052
Qifu Technology, Inc., ADR	6,557	103,732
Qingdao Port International Company, Ltd., H Shares (B)	19,000	10,297
Qingdao Rural Commercial Bank Corp., Class A (A)	34,400	12,706
Qingling Motors Company, Ltd., H Shares (A)	128,000	8,351
Qunxing Paper Holdings Company, Ltd. (A)(C)	634,371	0
Radiance Holdings Group Company, Ltd. (A)	23,000	11,131
Red Star Macalline Group Corp., Ltd., H Shares (B)	62,480	17,290
Redco Properties Group, Ltd. (A)(B)(C)	96,000	10,628
Renhe Pharmacy Company, Ltd., Class A	14,800	13,828
Risen Energy Company, Ltd., Class A	11,800	29,381
RiseSun Real Estate Development Company, Ltd., Class A (A)	16,000	3,854
Riyue Heavy Industry Company, Ltd., Class A	8,200	14,294
Rongsheng Petrochemical Company, Ltd., Class A	48,400	70,642
SAIC Motor Corp., Ltd., Class A	22,200	42,352
Sailun Group Company, Ltd., Class A	14,200	23,533
Sanan Optoelectronics Company, Ltd., Class A	13,700	26,744
Sansteel Minguang Company, Ltd., Class A	16,900	9,650
Sansure Biotech, Inc., Class A	3,136	8,644
Sany Heavy Industry Company, Ltd., Class A	23,200	45,048
Satellite Chemical Company, Ltd., Class A (A)	20,300	42,241
SDIC Capital Company, Ltd., Class A	14,700	13,968
Sealand Securities Company, Ltd., Class A	25,200	12,576
Seazen Group, Ltd. (A)	251,428	40,954
Seazen Holdings Company, Ltd., Class A (A)	14,800	23,842
SF Holding Company, Ltd., Class A	11,900	67,865
Shaanxi Coal Industry Company, Ltd., Class A	54,000	159,125
Shan Xi Hua Yang Group New Energy Company, Ltd., Class A	27,150	37,369

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shandong Bohui Paper Industrial Company, Ltd., Class A	7,000	$6,129
Shandong Buchang Pharmaceuticals Company, Ltd., Class A	3,600	8,634
Shandong Chenming Paper Holdings, Ltd., H Shares (A)	41,000	10,494
Shandong Hi-Speed Road & Bridge Company, Ltd., Class A	25,300	20,123
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	9,500	36,957
Shandong Jincheng Pharmaceutical Group Company, Ltd., Class A	7,300	17,144
Shandong Linglong Tyre Company, Ltd., Class A	8,600	23,309
Shandong Nanshan Aluminum Company, Ltd., Class A	48,800	20,221
Shandong Sun Paper Industry JSC, Ltd., Class A	13,600	23,334
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	150,400	146,579
Shanghai AJ Group Company, Ltd., Class A	21,300	15,313
Shanghai Bailian Group Company, Ltd., Class A	13,400	17,939
Shanghai Construction Group Company, Ltd., Class A	41,000	13,527
Shanghai Electric Group Company, Ltd., H Shares (A)	158,000	33,000
Shanghai Environment Group Company, Ltd., Class A	11,800	14,959
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	23,500	51,185
Shanghai International Airport Company, Ltd., Class A (A)	5,600	25,883
Shanghai Jinjiang International Hotels Company, Ltd., Class A	7,900	33,317
Shanghai Lingang Holdings Corp., Ltd., Class A	7,000	9,919
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., Class A	6,500	8,020
Shanghai Mechanical and Electrical Industry Company, Ltd., Class A	4,400	7,363
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	60,000	87,782
Shanghai Pudong Development Bank Company, Ltd., Class A	121,600	113,537
Shanghai RAAS Blood Products Company, Ltd., Class A	29,400	33,160
Shanghai Tunnel Engineering Company, Ltd., Class A	24,000	19,492
Shanghai Yuyuan Tourist Mart Group Company, Ltd., Class A	28,200	24,698
Shanghai Zhangjiang High-Tech Park Development Company, Ltd., Class A	13,300	36,129
Shanxi Coking Coal Energy Group Company, Ltd., Class A	36,200	50,425
Shanxi Coking Company, Ltd., Class A	16,400	11,652
Shanxi Lanhua Sci-Tech Venture Company, Ltd., Class A	8,200	12,767
Shanxi Lu'an Environmental Energy Development Company, Ltd., Class A	21,300	65,803
Shanxi Meijin Energy Company, Ltd., Class A (A)	18,400	17,271
Shanxi Taigang Stainless Steel Company, Ltd., Class A	40,100	21,091
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shanying International Holding Company, Ltd., Class A (A)	40,100	$10,967
Shengjing Bank Company, Ltd., H Shares (A)(B)	17,500	1,746
Shenguan Holdings Group, Ltd.	90,000	3,175
Shengyi Technology Company, Ltd., Class A	15,400	39,771
Shenwan Hongyuan Group Company, Ltd., H Shares (B)	143,200	26,042
Shenzhen Agricultural Products Group Company, Ltd., Class A	22,100	20,159
Shenzhen Airport Company, Ltd., Class A (A)	12,200	11,064
Shenzhen Aisidi Company, Ltd., Class A	13,100	17,157
Shenzhen Everwin Precision Technology Company, Ltd., Class A (A)	6,000	11,214
Shenzhen Gas Corp., Ltd., Class A	17,200	16,702
Shenzhen Huaqiang Industry Company, Ltd., Class A	4,300	6,831
Shenzhen Jinjia Group Company, Ltd., Class A	11,500	8,706
Shenzhen Kaifa Technology Company, Ltd., Class A	8,800	20,090
Shenzhen Kinwong Electronic Company, Ltd., Class A	9,700	30,823
Shenzhen MTC Company, Ltd., Class A	26,800	21,083
Shenzhen Overseas Chinese Town Company, Ltd., Class A (A)	44,000	19,317
Shenzhen Senior Technology Material Company, Ltd., Class A	9,000	19,575
Shenzhen Suntak Circuit Technology Company, Ltd., Class A	8,500	11,474
Shenzhen YUTO Packaging Technology Company, Ltd., Class A	2,400	9,302
Shenzhen Zhongjin Lingnan Nonfemet Company, Ltd., Class A	16,500	10,047
Shui On Land, Ltd.	390,961	36,086
Sichuan Development Lomon Company, Ltd., Class A	12,700	12,800
Sichuan Hebang Biotechnology Company, Ltd., Class A	69,000	22,963
Sichuan Kelun Pharmaceutical Company, Ltd., Class A	11,400	46,699
Sichuan Road and Bridge Group Company, Ltd., Class A	43,400	45,848
Sichuan Yahua Industrial Group Company, Ltd., Class A	2,900	5,351
Sihuan Pharmaceutical Holdings Group, Ltd.	343,000	28,570
Sinoma International Engineering Company, Class A	21,600	28,480
Sinoma Science & Technology Company, Ltd., Class A	7,900	17,728
Sinopec Engineering Group Company, Ltd., H Shares	129,000	66,091
Sinopec Shanghai Petrochemical Company, Ltd., H Shares (A)	300,000	43,432
Sinopharm Group Company, Ltd., H Shares	138,800	363,767
Sinotrans, Ltd., H Shares	242,000	101,326
Sinotruk Hong Kong, Ltd.	72,500	142,319
Sinotruk Jinan Truck Company, Ltd., Class A	6,000	11,305
SOHO China, Ltd. (A)	247,000	23,730

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
SooChow Securities Company, Ltd., Class A	19,110	$19,700
Southwest Securities Company, Ltd., Class A	28,700	16,554
STO Express Company, Ltd., Class A (A)	13,600	14,945
Suning Universal Company, Ltd., Class A	15,000	5,479
Suning.com Company, Ltd., Class A (A)	26,300	6,564
Sunshine 100 China Holdings, Ltd. (A)(B)	77,000	852
Sunwoda Electronic Company, Ltd., Class A	9,000	18,734
Suzhou Anjie Technology Company, Ltd., Class A	7,300	16,805
Suzhou Dongshan Precision Manufacturing Company, Ltd., Class A	11,700	29,964
Suzhou Gold Mantis Construction Decoration Company, Ltd., Class A	21,200	11,242
Tangshan Jidong Cement Company, Ltd., Class A	11,000	9,908
TangShan Port Group Company, Ltd., Class A	52,100	25,709
Tangshan Sanyou Chemical Industries Company, Ltd., Class A	14,700	11,379
TBEA Company, Ltd., Class A	29,380	57,157
TCL Technology Group Corp., Class A (A)	108,790	65,947
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	23,900	52,674
Ten Pao Group Holdings, Ltd.	80,000	10,448
Tencent Music Entertainment Group, ADR (A)	31,851	286,978
Tenwow International Holdings, Ltd. (A)(C)	121,000	4,416
The People's Insurance Company Group of China, Ltd., H Shares	463,000	142,413
Tian Di Science & Technology Company, Ltd., Class A	33,600	25,774
Tiande Chemical Holdings, Ltd.	24,000	4,523
Tiangong International Company, Ltd.	108,000	29,044
Tianjin Capital Environmental Protection Group Company, Ltd., H Shares	24,000	8,215
Tianjin Chase Sun Pharmaceutical Company, Ltd., Class A	20,700	12,369
Tianma Microelectronics Company, Ltd., Class A (A)	28,385	42,596
Tianneng Power International, Ltd.	78,000	65,848
Tianshan Aluminum Group Company, Ltd., Class A	25,100	21,270
Tianshui Huatian Technology Company, Ltd., Class A	26,300	31,591
Titan Wind Energy Suzhou Company, Ltd., Class A (A)	12,700	20,764
Tofflon Science & Technology Group Company, Ltd., Class A	9,400	23,856
Tong Ren Tang Technologies Company, Ltd., H Shares	42,000	35,248
Tongdao Liepin Group (A)	16,800	12,415
TongFu Microelectronics Company, Ltd., Class A	6,800	22,132
Tongkun Group Company, Ltd., Class A (A)	12,900	27,524
Tongling Nonferrous Metals Group Company, Ltd., Class A	72,500	33,521
Tongwei Company, Ltd., Class A	26,700	94,193
Topsec Technologies Group, Inc., Class A (A)	7,000	9,646
Transfar Zhilian Company, Ltd., Class A	16,500	10,748
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Trigiant Group, Ltd. (A)	158,000	$6,463
Trina Solar Company, Ltd., Class A	13,475	54,222
Trip.com Group, Ltd. (A)	750	26,924
Trip.com Group, Ltd., ADR (A)	27,752	999,350
Uni-President China Holdings, Ltd.	104,000	73,999
Unisplendour Corp., Ltd., Class A (A)	11,600	31,630
Universal Scientific Industrial Shanghai Company, Ltd., Class A	10,400	22,152
Valiant Company, Ltd., Class A	3,500	8,186
Victory Giant Technology Huizhou Company, Ltd., Class A	9,400	24,416
Vipshop Holdings, Ltd., ADR (A)	18,038	320,355
Viva Biotech Holdings (A)(B)	74,000	9,937
VNET Group, Inc., ADR (A)	7,345	21,080
Wangsu Science & Technology Company, Ltd., Class A	23,700	26,213
Wanxiang Qianchao Company, Ltd., Class A	23,700	17,339
Wasu Media Holding Company, Ltd., Class A	8,900	9,241
Weibo Corp., ADR	2,144	23,477
Weichai Power Company, Ltd., H Shares	98,000	163,723
Weifu High-Technology Group Company, Ltd., Class A	4,400	9,354
Weiqiao Textile Company, H Shares (A)	73,500	31,347
West China Cement, Ltd.	298,000	25,948
Western Securities Company, Ltd., Class A	28,800	25,874
Wingtech Technology Company, Ltd., Class A (A)	6,200	36,981
Winner Medical Company, Ltd., Class A	1,800	9,454
Wolong Electric Group Company, Ltd., Class A	10,400	17,199
Wuchan Zhongda Group Company, Ltd., Class A	41,000	25,610
Wuhu Token Science Company, Ltd., Class A	20,000	18,861
Wuxi Taiji Industry Company, Ltd., Class A (A)	16,400	16,248
XCMG Construction Machinery Company, Ltd., Class A	52,700	40,576
Xiamen Bank Company, Ltd., Class A	15,000	10,722
Xiamen C & D, Inc., Class A	9,700	13,185
Xiamen ITG Group Corp., Ltd., Class A	18,100	17,788
Xiamen Tungsten Company, Ltd., Class A	6,100	14,777
Xiamen Xiangyu Company, Ltd., Class A	17,400	16,458
Xianhe Company, Ltd., Class A	3,700	8,418
Xiaomi Corp., Class B (A)(B)	347,800	696,450
Xinfengming Group Company, Ltd., Class A (A)	8,700	17,417
Xingda International Holdings, Ltd.	126,473	23,477
Xingfa Aluminium Holdings, Ltd.	29,000	22,867
Xinhua Winshare Publishing and Media Company, Ltd., H Shares	51,000	45,402
Xinjiang Tianshan Cement Company, Ltd., Class A	15,900	14,970
Xinjiang Zhongtai Chemical Company, Ltd., Class A	8,100	6,967
Xinte Energy Company, Ltd., H Shares (A)	28,400	39,809
Xinxing Ductile Iron Pipes Company, Ltd., Class A	33,500	18,034
Xinyi Energy Holdings, Ltd.	180,927	33,141
Xinyi Solar Holdings, Ltd.	36,000	21,047
Xinyu Iron & Steel Company, Ltd., Class A	24,700	12,156
Xtep International Holdings, Ltd.	90,500	51,159

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Xuji Electric Company, Ltd., Class A	5,200	$16,086
Yankuang Energy Group Company, Ltd., H Shares	126,000	239,661
Yantai Jereh Oilfield Services Group Company, Ltd., Class A	6,300	24,941
YiChang HEC ChangJiang Pharmaceutical Company, Ltd., H Shares (A)(B)	33,400	40,623
Yifan Pharmaceutical Company, Ltd., Class A (A)	5,200	10,836
Yiren Digital, Ltd., ADR (A)	5,014	15,644
Yixin Group, Ltd. (B)	153,000	11,953
Yixintang Pharmaceutical Group Company, Ltd., Class A	2,200	7,187
Yonfer Agricultural Technology Company, Ltd., Class A	5,900	9,475
YongXing Special Materials Technology Company, Ltd., Class A	2,800	20,591
Youngor Fashion Company, Ltd.	10,400	9,604
YTO Express Group Company, Ltd., Class A	19,800	34,311
Yunda Holding Company, Ltd., Class A	22,200	23,344
Yunnan Aluminium Company, Ltd., Class A	18,600	32,051
Yunnan Baiyao Group Company, Ltd., Class A	6,160	42,698
Yunnan Copper Company, Ltd., Class A	10,000	15,345
Yunnan Energy New Material Company, Ltd., Class A	6,300	50,453
Yunnan Tin Company, Ltd., Class A	5,500	11,100
Zhefu Holding Group Company, Ltd., Class A	14,800	7,097
Zhejiang Century Huatong Group Company, Ltd., Class A (A)	30,600	22,245
Zhejiang China Commodities City Group Company, Ltd., Class A	28,122	29,023
Zhejiang Chint Electrics Company, Ltd., Class A	15,300	46,404
Zhejiang Crystal-Optech Company, Ltd., Class A	20,200	38,565
Zhejiang Dahua Technology Company, Ltd., Class A	13,200	34,336
Zhejiang Glass Company, Ltd., H Shares (A)(C)	162,000	0
Zhejiang Hailiang Company, Ltd., Class A	6,500	10,214
Zhejiang Huace Film & Television Company, Ltd., Class A	11,400	9,435
Zhejiang Huayou Cobalt Company, Ltd., Class A	7,300	33,886
Zhejiang Jiahua Energy Chemical Industry Company, Ltd., Class A	8,500	10,299
Zhejiang JIULI Hi-tech Metals Company, Ltd., Class A	6,300	17,656
Zhejiang Juhua Company, Ltd., Class A	8,900	20,695
Zhejiang Longsheng Group Company, Ltd., Class A	17,400	20,603
Zhejiang NHU Company, Ltd., Class A	21,800	52,131
Zhejiang Orient Gene Biotech Company, Ltd., Class A	2,685	13,526
Zhejiang Semir Garment Company, Ltd., Class A	15,300	12,443
Zhejiang Wanfeng Auto Wheel Company, Ltd., Class A	22,500	15,670
Zhejiang Wanliyang Company, Ltd., Class A (A)	6,300	6,617
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Xianju Pharmaceutical Company, Ltd., Class A	10,900	$19,618
Zhejiang Xinan Chemical Industrial Group Company, Ltd., Class A	6,860	8,820
Zhengzhou Coal Mining Machinery Group Company, Ltd., H Shares	25,400	27,859
Zheshang Securities Company, Ltd., Class A	10,800	15,883
Zhong An Group, Ltd. (A)	409,000	5,832
Zhongjin Gold Corp., Ltd., Class A	31,200	43,770
Zhongshan Broad Ocean Motor Company, Ltd., Class A	20,000	14,017
Zhongsheng Group Holdings, Ltd.	55,000	131,738
Zhou Hei Ya International Holdings Company, Ltd. (A)(B)	118,500	33,843
Zhuhai Huafa Properties Company, Ltd., Class A	26,900	27,353
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	24,300	69,412
Zhuzhou Kibing Group Company, Ltd., Class A	18,700	18,038
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	90,800	50,018
		45,860,642
Colombia - 0.1%
Almacenes Exito SA, BDR (A)	13,280	46,698
Bancolombia SA	4,172	35,752
Cementos Argos SA	24,726	38,979
Grupo Argos SA	10,071	32,279
		153,708
Cyprus - 0.0%
ASBISc Enterprises PLC	1,433	10,379
Czech Republic - 0.1%
CEZ AS	580	24,861
Komercni banka AS	5,968	193,255
Moneta Money Bank AS (B)	22,384	93,656
		311,772
Greece - 0.5%
Alpha Services and Holdings SA (A)	115,077	195,475
Bank of Greece	667	10,866
ElvalHalcor SA	5,799	11,836
Eurobank Ergasias Services and Holdings SA (A)	120,763	214,562
Fourlis Holdings SA	3,756	16,585
HELLENiQ ENERGY Holdings SA	4,654	37,431
Intracom Holdings SA (A)	7,112	26,737
Motor Oil Hellas Corinth Refineries SA	3,657	96,019
Mytilineos SA	1,367	55,385
National Bank of Greece SA (A)	28,975	201,310
Piraeus Financial Holdings SA (A)	40,745	143,982
		1,010,188
Hong Kong - 3.2%
Ajisen China Holdings, Ltd.	147,000	18,479
Alibaba Pictures Group, Ltd. (A)	970,000	59,716
Anxin-China Holdings, Ltd. (A)(C)	1,648,000	0
APT Satellite Holdings, Ltd.	28,000	7,809
Beijing Energy International Holding Company, Ltd.	814,000	13,861
Beijing Enterprises Holdings, Ltd.	54,000	187,790
Beijing Enterprises Water Group, Ltd.	438,000	97,626
BOE Varitronix, Ltd.	34,000	30,783
Brilliance China Automotive Holdings, Ltd.	216,000	120,310

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
C C Land Holdings, Ltd.	125,126	$23,085
C&D International Investment Group, Ltd.	38,730	82,352
CECEP COSTIN New Materials Group, Ltd. (A)(C)	348,000	0
CGN New Energy Holdings Company, Ltd.	150,000	38,630
China Aerospace International Holdings, Ltd.	190,000	7,671
China Aircraft Leasing Group Holdings, Ltd.	23,000	10,667
China Boton Group Company, Ltd. (A)	20,000	2,978
China Education Group Holdings, Ltd.	36,000	22,591
China Everbright Greentech, Ltd. (B)	114,000	18,981
China Everbright, Ltd.	76,000	44,968
China Fiber Optic Network System Group, Ltd. (A)(C)	150,800	0
China Foods, Ltd.	74,000	27,879
China Gas Holdings, Ltd.	254,000	250,957
China High Speed Transmission Equipment Group Company, Ltd. (A)	45,000	9,398
China Jinmao Holdings Group, Ltd.	550,021	52,928
China Longevity Group Company, Ltd. (A)(C)	93,000	4,895
China Lumena New Materials Corp. (A)(C)	50,900	0
China Medical System Holdings, Ltd.	76,000	134,682
China Merchants Land, Ltd.	260,000	9,826
China Merchants Port Holdings Company, Ltd.	93,427	127,318
China Oil & Gas Group, Ltd. (A)	600,000	18,589
China Overseas Grand Oceans Group, Ltd.	205,920	67,984
China Overseas Land & Investment, Ltd.	282,500	498,410
China Resources Building Materials Technology Holdings, Ltd.	282,000	61,456
China Resources Gas Group, Ltd.	56,400	185,112
China Resources Land, Ltd.	274,000	983,118
China South City Holdings, Ltd.	498,000	19,129
China State Construction International Holdings, Ltd.	44,000	50,917
China Taiping Insurance Holdings Company, Ltd.	146,800	126,593
China Traditional Chinese Medicine Holdings Company, Ltd.	286,000	143,905
China Travel International Investment Hong Kong, Ltd.	260,000	44,628
Chu Kong Shipping Enterprises Group Company, Ltd.	26,000	2,729
CIMC Enric Holdings, Ltd.	70,000	63,331
CITIC Resources Holdings, Ltd.	488,000	21,867
Concord New Energy Group, Ltd.	690,000	56,580
COSCO SHIPPING International Hong Kong Company, Ltd.	59,625	23,213
COSCO SHIPPING Ports, Ltd.	167,235	120,894
CSSC Hong Kong Shipping Company, Ltd.	116,000	21,984
Dawnrays Pharmaceutical Holdings, Ltd.	117,000	15,715
Digital China Holdings, Ltd.	73,000	21,699
EVA Precision Industrial Holdings, Ltd.	96,000	9,722
Far East Horizon, Ltd.	169,000	133,013
GCL Technology Holdings, Ltd.	523,000	83,052
Geely Automobile Holdings, Ltd.	443,000	488,014
Gemdale Properties & Investment Corp., Ltd.	778,000	27,911
Glorious Property Holdings, Ltd. (A)	88,000	113
Goldlion Holdings, Ltd.	36,000	4,975
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Goldpac Group, Ltd.	46,000	$8,956
Grand Pharmaceutical Group, Ltd.	86,000	45,088
Health & Happiness H&H International Holdings, Ltd.	24,500	37,919
Hi Sun Technology China, Ltd. (A)	240,000	15,981
Hopson Development Holdings, Ltd. (A)	132,502	68,942
Hua Han Health Industry Holdings, Ltd. (A)(C)	880,000	0
IMAX China Holding, Inc. (B)	7,000	6,004
Jinchuan Group International Resources Company, Ltd.	127,000	10,572
Joy City Property, Ltd.	328,000	9,041
Ju Teng International Holdings, Ltd.	130,000	19,506
Kingboard Holdings, Ltd.	73,630	176,092
Kunlun Energy Company, Ltd.	380,000	342,937
Lee & Man Chemical Company, Ltd.	12,000	4,569
Lee & Man Paper Manufacturing, Ltd.	129,000	37,843
Lee's Pharmaceutical Holdings, Ltd.	54,000	10,575
Lifestyle China Group, Ltd. (A)	42,000	4,414
LVGEM China Real Estate Investment Company, Ltd. (A)	60,000	6,006
Min Xin Holdings, Ltd.	24,000	8,878
Mingyuan Medicare Development Company, Ltd. (A)(C)	1,300,000	0
Minmetals Land, Ltd. (A)	118,000	4,552
New World Department Store China, Ltd. (A)	34,000	1,742
Nine Dragons Paper Holdings, Ltd. (A)	185,000	91,146
Orient Overseas International, Ltd.	7,500	104,745
Overseas Chinese Town Asia Holdings, Ltd. (A)	52,000	1,736
PAX Global Technology, Ltd.	84,000	65,071
Poly Property Group Company, Ltd.	162,126	33,045
Pou Sheng International Holdings, Ltd.	223,000	19,434
Prinx Chengshan Holdings, Ltd.	18,000	14,730
Shandong Hi-Speed New Energy Group, Ltd. (A)	12,000	3,315
Shanghai Industrial Holdings, Ltd.	37,000	45,931
Shanghai Industrial Urban Development Group, Ltd. (A)	359,400	17,262
Shenzhen International Holdings, Ltd.	135,199	113,876
Shenzhen Investment, Ltd.	307,271	45,251
Shoucheng Holdings, Ltd.	64,000	12,866
Shougang Fushan Resources Group, Ltd.	164,565	60,697
Silver Grant International Holdings Group, Ltd. (A)	160,000	2,825
Sino Biopharmaceutical, Ltd.	72,000	32,029
Sinofert Holdings, Ltd. (A)	300,000	34,984
Sinopec Kantons Holdings, Ltd.	124,000	53,374
Skyworth Group, Ltd.	149,794	57,224
Sun Art Retail Group, Ltd.	171,500	30,773
Symphony Holdings, Ltd.	20,000	2,178
TCL Electronics Holdings, Ltd. (A)	114,600	37,435
The Wharf Holdings, Ltd.	59,000	190,065
Tian An China Investment Company, Ltd.	54,000	24,360
Tianjin Port Development Holdings, Ltd.	478,000	28,464
Tomson Group, Ltd.	48,142	10,111
Truly International Holdings, Ltd.	136,000	13,924
United Energy Group, Ltd.	464,000	50,529
Vinda International Holdings, Ltd.	20,000	58,316
Wasion Holdings, Ltd.	90,000	45,194
Yuexiu Property Company, Ltd.	165,908	135,290
		6,956,630
Hungary - 0.2%
MOL Hungarian Oil & Gas PLC	44,734	364,565

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hungary (continued)
OTP Bank NYRT	1,021	$46,509
		411,074
India - 18.1%
ACC, Ltd.	5,847	155,042
Aditya Birla Capital, Ltd. (A)	55,560	110,773
Alembic Pharmaceuticals, Ltd.	4,559	41,351
Allcargo Logistics, Ltd.	8,212	31,861
Allcargo Terminals, Ltd.	8,212	5,151
Amara Raja Energy & Mobility, Ltd.	4,664	45,648
Ambuja Cements, Ltd.	38,172	238,167
Andhra Sugars, Ltd.	6,880	9,240
Apar Industries, Ltd.	955	68,793
Apollo Tyres, Ltd.	28,578	155,849
Arvind, Ltd.	12,009	37,530
Ashoka Buildcon, Ltd. (A)	22,051	36,767
Aster DM Healthcare, Ltd. (A)(B)	8,448	41,498
Aurobindo Pharma, Ltd.	29,950	390,487
Avanti Feeds, Ltd.	1,998	10,102
Axis Bank, Ltd.	188,618	2,491,259
Axis Bank, Ltd., GDR	310	20,413
Bajaj Consumer Care, Ltd.	6,744	17,824
Bajaj Holdings & Investment, Ltd.	2,095	193,722
Balmer Lawrie & Company, Ltd.	11,041	28,985
Balrampur Chini Mills, Ltd.	17,968	88,502
Bandhan Bank, Ltd. (B)	32,073	92,830
Bank of Baroda	78,610	217,877
Bank of India	19,819	26,797
Bharat Electronics, Ltd.	610	1,344
Bharat Heavy Electricals, Ltd.	72,839	168,881
Birla Corp., Ltd.	2,709	47,272
Birlasoft, Ltd.	4,416	38,162
Bombay Burmah Trading Company	1,557	29,446
BSE, Ltd.	1,561	41,705
Can Fin Homes, Ltd.	2,623	24,452
Canara Bank	30,693	161,002
Ceat, Ltd.	2,623	76,234
Century Enka, Ltd.	1,383	7,192
Century Textiles & Industries, Ltd.	2,062	30,350
Chambal Fertilizers & Chemicals, Ltd.	19,376	86,949
Chennai Super Kings Cricket, Ltd. (A)(C)	207,315	5,606
Cholamandalam Financial Holdings, Ltd.	7,288	90,887
CIE Automotive India, Ltd.	17,673	100,160
Cipla, Ltd.	30,679	460,658
City Union Bank, Ltd.	27,005	48,256
Cochin Shipyard, Ltd. (B)	2,163	35,203
Container Corp. of India, Ltd.	14,589	150,373
Cosmo First, Ltd.	1,525	11,174
CSB Bank, Ltd. (A)	2,395	12,028
Cyient, Ltd.	4,087	111,942
Dalmia Bharat, Ltd.	4,987	136,583
DB Corp., Ltd.	6,129	19,812
DCB Bank, Ltd.	23,624	37,572
DCM Shriram, Ltd.	3,740	46,114
Deepak Fertilisers & Petrochemicals Corp., Ltd.	3,614	29,472
Delta Corp., Ltd.	4,521	7,922
Dhampur Sugar Mills, Ltd.	2,503	7,619
Dilip Buildcon, Ltd. (B)	1,316	6,077
Dish TV India, Ltd. (A)	48,852	10,701
Dishman Carbogen Amcis, Ltd. (A)	5,361	10,972
DLF, Ltd.	23,119	200,951
Edelweiss Financial Services, Ltd.	46,814	43,715
EID Parry India, Ltd.	9,392	62,805
Electrosteel Castings, Ltd.	35,427	47,468
EPL, Ltd.	5,477	13,227
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Equitas Small Finance Bank, Ltd. (B)	13,945	$17,624
Exide Industries, Ltd.	26,285	100,169
FDC, Ltd. (A)	2,601	12,373
Federal Bank, Ltd.	191,615	359,959
Filatex India, Ltd.	25,766	15,186
Finolex Industries, Ltd.	25,360	63,981
Firstsource Solutions, Ltd.	16,189	35,907
Gabriel India, Ltd.	6,164	29,209
GAIL India, Ltd.	213,935	416,764
GHCL Textiles, Ltd. (A)	6,390	5,350
GHCL, Ltd.	6,390	45,056
Glenmark Pharmaceuticals, Ltd.	13,855	141,778
Godawari Power & Ispat, Ltd.	4,744	43,184
Godfrey Phillips India, Ltd.	2,008	50,852
Godrej Industries, Ltd. (A)	2,755	24,803
Granules India, Ltd.	18,305	88,937
Graphite India, Ltd.	3,611	23,809
Grasim Industries, Ltd.	20,596	527,464
Gujarat Alkalies & Chemicals, Ltd.	3,130	29,113
Gujarat Ambuja Exports, Ltd.	10,728	47,365
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	10,255	92,637
Gujarat Pipavav Port, Ltd.	15,449	28,330
Gujarat State Fertilizers & Chemicals, Ltd.	6,962	20,216
Gujarat State Petronet, Ltd.	26,721	98,197
Hathway Cable & Datacom, Ltd. (A)	35,580	9,059
HDFC Bank, Ltd.	103,999	2,128,738
HEG, Ltd.	765	17,458
Heritage Foods, Ltd.	5,330	19,452
Hero MotoCorp, Ltd.	6,879	342,471
HFCL, Ltd.	15,595	15,753
HIL, Ltd.	308	10,394
Himadri Speciality Chemical, Ltd.	24,869	92,369
Hindalco Industries, Ltd.	144,887	1,067,647
Hinduja Global Solutions, Ltd.	372	4,418
Hindustan Aeronautics, Ltd.	3,756	126,566
ICICI Bank, Ltd.	196,478	2,352,113
ICICI Bank, Ltd., ADR	3,737	89,090
IDFC First Bank, Ltd. (A)	171,714	183,036
IDFC, Ltd.	92,305	140,211
IIFL Finance, Ltd.	6,254	44,705
IIFL Securities, Ltd.	28,932	50,377
Indiabulls Housing Finance, Ltd.	33,338	86,548
Indiabulls Real Estate, Ltd. (A)	28,092	29,305
Indian Bank	13,953	70,619
Indian Railway Finance Corp., Ltd. (B)	56,808	67,579
Indo Count Industries, Ltd.	3,259	11,972
Indus Towers, Ltd. (A)	55,200	131,236
IndusInd Bank, Ltd.	26,682	511,190
Infibeam Avenues, Ltd.	35,348	9,123
Info Edge India, Ltd.	2,402	147,992
IOL Chemicals and Pharmaceuticals, Ltd.	1,292	7,167
IRCON International, Ltd. (B)	17,211	35,418
Jagran Prakashan, Ltd. (A)	12,700	14,327
Jindal Poly Films, Ltd.	1,066	8,097
Jindal Saw, Ltd.	26,589	131,812
Jindal Stainless, Ltd.	23,284	159,394
Jindal Steel & Power, Ltd.	46,062	412,970
Jio Financial Services, Ltd. (A)	60,548	169,278
JK Lakshmi Cement, Ltd.	2,089	22,625
JK Paper, Ltd.	7,330	35,784
JK Tyre & Industries, Ltd.	8,887	42,458
JM Financial, Ltd.	33,116	39,090
JSW Energy, Ltd.	33,566	164,803
JSW Steel, Ltd.	79,922	842,460

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Jubilant Pharmova, Ltd.	9,201	$60,207
Kalpataru Projects International, Ltd.	9,196	77,321
Kalyani Steels, Ltd.	2,643	15,409
Kaveri Seed Company, Ltd.	1,661	12,189
Kirloskar Ferrous Industries, Ltd.	4,164	27,287
Kirloskar Oil Engines, Ltd.	3,612	28,370
KNR Constructions, Ltd.	5,559	17,203
Kolte-Patil Developers, Ltd.	3,028	18,588
KRBL, Ltd.	4,567	20,586
L&T Finance Holdings, Ltd.	74,021	146,666
Larsen & Toubro, Ltd.	38,183	1,614,217
LG Balakrishnan & Bros, Ltd.	1,757	26,511
LIC Housing Finance, Ltd.	39,247	252,804
LT Foods, Ltd.	11,217	27,269
Lupin, Ltd.	11,997	190,923
Maharashtra Seamless, Ltd.	8,424	93,137
Mahindra & Mahindra Financial Services, Ltd.	48,327	160,734
Mahindra & Mahindra, Ltd.	59,462	1,231,800
Maithan Alloys, Ltd.	902	12,897
Manappuram Finance, Ltd.	43,917	90,686
Marksans Pharma, Ltd.	15,357	29,755
MAS Financial Services, Ltd. (B)	1,978	20,699
Mazagon Dock Shipbuilders, Ltd.	1,867	51,097
Meghmani Organics, Ltd.	9,521	8,862
Mishra Dhatu Nigam, Ltd. (B)	4,126	20,756
MOIL, Ltd.	12,580	46,795
Motilal Oswal Financial Services, Ltd.	2,458	36,628
MRF, Ltd.	130	201,931
Muthoot Finance, Ltd.	7,383	130,346
Natco Pharma, Ltd.	1,385	13,500
National Aluminium Company, Ltd.	84,797	134,683
Nava, Ltd.	8,719	45,635
Navneet Education, Ltd.	6,921	12,700
NCC, Ltd.	25,675	51,426
NESCO, Ltd.	1,859	19,703
Neuland Laboratories, Ltd.	358	22,743
NIIT Learning Systems, Ltd.	6,437	33,668
NIIT, Ltd.	6,437	8,868
Nilkamal, Ltd.	695	18,787
NMDC Steel, Ltd. (A)	47,542	29,214
NMDC, Ltd.	61,234	153,820
NOCIL, Ltd.	7,663	25,218
Nuvama Wealth Management, Ltd. (A)	522	22,376
Oberoi Realty, Ltd.	7,842	134,393
Orient Cement, Ltd.	11,282	33,978
Paisalo Digital, Ltd.	15,039	16,647
PC Jeweller, Ltd. (A)	10,118	5,651
PCBL, Ltd.	15,470	46,710
Petronet LNG, Ltd.	68,687	183,834
Piramal Enterprises, Ltd.	7,074	79,014
Piramal Pharma, Ltd. (A)	34,799	57,984
PNB Housing Finance, Ltd. (A)(B)	5,239	49,073
PNC Infratech, Ltd.	5,394	22,805
Polyplex Corp., Ltd.	2,563	32,277
Power Finance Corp., Ltd.	113,383	520,691
Prestige Estates Projects, Ltd.	13,348	185,888
PTC India, Ltd.	31,315	71,448
Punjab National Bank	97,317	111,820
Quess Corp., Ltd. (A)(B)	1,882	11,777
Rain Industries, Ltd.	22,684	41,894
Rajesh Exports, Ltd.	6,037	26,621
Rallis India, Ltd.	6,940	20,769
Ramco Industries, Ltd.	4,270	11,233
Ramkrishna Forgings, Ltd.	5,365	46,892
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Rashtriya Chemicals & Fertilizers, Ltd.	10,276	$19,619
Raymond, Ltd.	2,380	49,244
RBL Bank, Ltd. (B)	21,550	72,253
REC, Ltd.	118,880	587,420
Redington, Ltd.	76,545	162,512
Reliance Industries, Ltd.	21,228	659,396
Reliance Industries, Ltd., GDR (B)	87,194	5,445,220
Reliance Power, Ltd. (A)	176,129	49,256
Repco Home Finance, Ltd.	7,034	33,039
RITES, Ltd.	3,302	19,924
Sagar Cements, Ltd.	2,218	6,778
Samvardhana Motherson International, Ltd.	141,250	172,349
Sarda Energy & Minerals, Ltd.	2,970	9,025
Sharda Cropchem, Ltd.	2,311	12,554
Shilpa Medicare, Ltd. (A)	3,711	14,663
Shipping Corp. of India Land & Assets, Ltd. (A)(C)	14,077	4,576
Shipping Corp. of India, Ltd.	14,077	27,501
Shriram Finance, Ltd.	19,342	477,669
Siyaram Silk Mills, Ltd.	1,656	10,602
Sobha, Ltd.	4,273	50,729
State Bank of India	114,368	881,144
State Bank of India, GDR	3,185	245,716
Steel Authority of India, Ltd.	106,244	157,295
Strides Pharma Science, Ltd.	2,675	20,892
Sun Pharmaceutical Industries, Ltd.	21,745	329,112
Sun TV Network, Ltd.	7,964	68,098
Sunteck Realty, Ltd.	1,942	10,400
Surya Roshni, Ltd.	7,864	73,756
Tamil Nadu Newsprint & Papers, Ltd.	7,174	25,714
Tata Chemicals, Ltd.	12,388	164,876
Tata Coffee, Ltd.	3,872	14,925
Tata Consumer Products, Ltd.	7,562	98,912
Tata Steel, Ltd.	583,100	975,256
Techno Electric & Engineering Company, Ltd.	7,028	67,413
The Great Eastern Shipping Company, Ltd.	12,279	143,902
The India Cements, Ltd. (A)	11,167	34,711
The Jammu & Kashmir Bank, Ltd.	20,576	30,373
The Karnataka Bank, Ltd.	29,158	81,864
The Karur Vysya Bank, Ltd.	52,341	105,789
The Ramco Cements, Ltd.	1,613	19,665
The South Indian Bank, Ltd.	134,442	43,186
Thirumalai Chemicals, Ltd.	3,185	8,382
Time Technoplast, Ltd.	13,461	28,494
TransIndia Real Estate, Ltd. (A)	8,212	4,473
Transport Corp. of India, Ltd.	3,182	31,342
Triveni Engineering & Industries, Ltd.	5,107	21,125
TV Today Network, Ltd.	1,470	3,772
TVS Holdings Pvt, Ltd. (A)(C)	444	5,449
TVS Holdings, Ltd.	444	41,464
Uflex, Ltd.	5,261	30,551
Unichem Laboratories, Ltd. (A)	3,296	16,189
Union Bank of India, Ltd.	81,362	116,228
UPL, Ltd.	42,377	299,103
Usha Martin, Ltd.	9,317	33,213
UTI Asset Management Company, Ltd.	1,155	12,025
VA Tech Wabag, Ltd. (A)	3,621	27,321
Vardhman Textiles, Ltd.	16,115	74,923
Varroc Engineering, Ltd. (A)(B)	2,965	19,655
Vedanta, Ltd.	43,705	135,400
Venky's India, Ltd.	433	10,165
Vodafone Idea, Ltd. (A)	275,824	52,959
Voltamp Transformers, Ltd.	332	25,986
Welspun Corp., Ltd.	14,025	92,294

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Welspun Enterprises, Ltd.	8,780	$34,282
Welspun Living, Ltd.	26,791	46,655
West Coast Paper Mills, Ltd.	3,023	26,547
Wipro, Ltd.	87,340	494,913
Wockhardt, Ltd. (A)	5,480	27,841
Yes Bank, Ltd. (A)	372,455	95,724
Zee Entertainment Enterprises, Ltd. (A)	63,894	210,898
Zee Media Corp., Ltd. (A)	54,429	9,870
Zensar Technologies, Ltd.	8,726	63,910
Zomato, Ltd. (A)	87,379	129,695
Zydus Lifesciences, Ltd.	14,741	121,956
Zydus Wellnes, Ltd.	386	7,762
		39,953,428
Indonesia - 1.5%
Ace Hardware Indonesia Tbk PT	539,700	25,240
Adaro Energy Indonesia Tbk PT	1,626,200	251,164
Adhi Karya Persero Tbk PT (A)	235,600	4,773
Alam Sutera Realty Tbk PT (A)	1,741,800	18,558
Aneka Tambang Tbk	671,800	74,395
Astra Agro Lestari Tbk PT	49,555	22,625
Astra International Tbk PT	1,511,000	554,116
Bakrie Telecom Tbk PT (A)(C)	17,557,300	28,508
Bank Capital Indonesia Tbk PT (A)	638,900	5,478
Bank Mandiri Persero Tbk PT	198,480	77,970
Bank Negara Indonesia Persero Tbk PT	596,862	208,269
Bank Pan Indonesia Tbk PT (A)	465,597	36,574
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	303,812	22,688
Bank Pembangunan Daerah Jawa Timur Tbk PT	625,600	25,393
Bank Tabungan Negara Persero Tbk PT	498,774	40,488
Bekasi Fajar Industrial Estate Tbk PT (A)	817,800	7,278
BISI International Tbk PT	290,800	30,220
Blue Bird Tbk PT	5,500	640
Buana Lintas Lautan Tbk PT (A)	1,186,800	11,873
Bukalapak.com PT Tbk (A)	2,769,900	38,827
Bukit Asam Tbk PT	380,100	60,254
Bumi Resources Minerals Tbk PT (A)	1,794,600	19,819
Bumi Resources Tbk PT (A)	4,160,100	22,937
Bumi Serpong Damai Tbk PT (A)	148,600	10,426
Ciputra Development Tbk PT	1,127,244	85,716
Dayamitra Telekomunikasi PT	698,700	31,982
Delta Dunia Makmur Tbk PT	610,700	13,955
Elang Mahkota Teknologi Tbk PT	1,493,800	57,206
Elnusa Tbk PT	742,600	18,701
Erajaya Swasembada Tbk PT	1,113,500	30,800
Gudang Garam Tbk PT	42,600	56,226
Harum Energy Tbk PT (A)	116,500	10,096
Indah Kiat Pulp & Paper Tbk PT	279,700	151,175
Indika Energy Tbk PT	225,300	20,990
Indo Tambangraya Megah Tbk PT	34,600	57,638
Indocement Tunggal Prakarsa Tbk PT	10,100	6,165
Indofood Sukses Makmur Tbk PT	445,800	186,765
Japfa Comfeed Indonesia Tbk PT	499,770	38,303
Jaya Real Property Tbk PT	215,500	9,794
Kawasan Industri Jababeka Tbk PT (A)	2,384,099	20,752
Krakatau Steel Persero Tbk PT (A)	733,900	6,771
Lippo Karawaci Tbk PT (A)	4,020,148	25,309
Malindo Feedmill Tbk PT (A)	128,500	4,295
Medco Energi Internasional Tbk PT	877,026	65,761
Media Nusantara Citra Tbk PT	718,600	18,013
Metrodata Electronics Tbk PT	347,700	12,082
Multipolar Tbk PT (A)	1,981,400	9,391
Pabrik Kertas Tjiwi Kimia Tbk PT	101,200	47,973
Pakuwon Jati Tbk PT	372,300	10,974
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Panin Financial Tbk PT (A)	949,400	$16,274
Paninvest Tbk PT (A)	116,800	7,473
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	318,000	18,377
PP Persero Tbk PT (A)	292,600	8,133
Puradelta Lestari Tbk PT	1,584,700	16,770
Ramayana Lestari Sentosa Tbk PT	463,200	15,488
Salim Ivomas Pratama Tbk PT	670,100	16,371
Samudera Indonesia Tbk PT	784,800	16,310
Semen Indonesia Persero Tbk PT	296,292	123,140
Sri Rejeki Isman Tbk PT (A)(C)	1,260,900	11,956
Summarecon Agung Tbk PT	627,000	23,414
Surya Citra Media Tbk PT	1,429,000	15,772
Surya Esa Perkasa Tbk PT	400,900	13,801
Suryainti Permata Tbk PT (A)(C)	1,446,000	0
Timah Tbk PT	210,500	8,817
Truba Alam Manunggal Engineering PT (A)(C)	11,991,500	0
Tunas Baru Lampung Tbk PT	554,057	24,999
United Tractors Tbk PT	169,300	248,764
Vale Indonesia Tbk PT	188,500	52,766
Waskita Karya Persero Tbk PT (A)(C)	596,656	4,697
Wijaya Karya Persero Tbk PT (A)(C)	349,400	5,445
XL Axiata Tbk PT	494,171	64,158
		3,308,271
Kuwait - 0.5%
A'ayan Leasing & Investment Company KSCP	25,736	14,564
Agility Public Warehousing Company KSC (A)	108,006	178,783
Ahli United Bank KSCP	5,491	4,681
Al Ahli Bank of Kuwait KSCP	55,712	42,220
Alimtiaz Investment Group KSC (A)	14,768	2,714
Arzan Financial Group for Financing & Investment KPSC	30,910	21,111
Boubyan Petrochemicals Company KSCP	37,467	71,344
Burgan Bank SAK	86,167	48,221
Commercial Facilities Company SAKP	19,089	9,879
Gulf Bank KSCP	178,125	162,842
Gulf Cables & Electrical Industries Group Company KSCP	9,328	39,752
Integrated Holding Company KCSC	11,650	19,333
Kuwait Financial Centre SAK	34,781	11,427
Kuwait International Bank KSCP	105,646	51,561
Mezzan Holding Company KSCC	7,110	13,285
Mobile Telecommunications Company KSCP	192,134	317,039
National Industries Group Holding SAK	134,465	89,216
National Investments Company KSCP	29,338	22,810
Warba Bank KSCP	102,943	62,295
		1,183,077
Malaysia - 1.5%
Aeon Company M BHD	28,600	6,780
AFFIN Bank BHD	87,281	39,500
Alliance Bank Malaysia BHD	102,300	75,452
AMMB Holdings BHD	142,862	124,608
Axiata Group BHD	89,700	46,438
Bank Islam Malaysia BHD	52,500	25,241
Batu Kawan BHD	3,100	13,894
Berjaya Assets BHD (A)	77,400	4,963
Berjaya Corp. BHD (A)	439,496	27,720
Berjaya Land BHD (A)	244,400	14,891
Bumi Armada BHD (A)	163,800	17,624
Cahya Mata Sarawak BHD	52,100	12,237
CIMB Group Holdings BHD	473,164	602,425

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Dayang Enterprise Holdings BHD	83,900	$29,179
DRB-Hicom BHD	93,400	28,228
Eco World Development Group BHD	84,300	19,255
Ekovest BHD (A)	146,600	15,611
FGV Holdings BHD	33,400	10,034
Gamuda BHD	120,988	120,834
Genting BHD	138,000	138,703
Genting Malaysia BHD	199,000	116,448
Genting Plantations BHD	22,400	27,695
Hengyuan Refining Company BHD (A)	16,800	11,220
Hiap Teck Venture BHD	118,300	10,928
Hibiscus Petroleum BHD	68,760	37,976
Hong Leong Financial Group BHD	18,299	65,479
IJM Corp. BHD	211,160	86,331
IOI Properties Group BHD	72,700	27,680
JAKS Resources BHD (A)	177,060	7,131
Jaya Tiasa Holdings BHD	58,826	11,646
Keck Seng Malaysia BHD	11,300	11,752
KNM Group BHD (A)	571,500	11,207
Kossan Rubber Industries BHD	85,200	34,295
Land & General BHD	437,820	11,428
Lotte Chemical Titan Holding BHD (A)(B)	30,231	8,882
Magnum BHD	110,314	26,166
Mah Sing Group BHD	192,300	34,709
Malayan Banking BHD	40,337	78,022
Malaysia Building Society BHD	190,704	29,436
Malaysian Resources Corp. BHD	207,000	20,026
Matrix Concepts Holdings BHD	26,100	9,374
MBM Resources BHD	11,400	10,513
Mega First Corp. BHD	12,600	10,118
MISC BHD	75,300	119,420
MKH BHD	49,230	15,315
MNRB Holdings BHD	36,891	9,786
Muhibbah Engineering M BHD (A)	103,950	17,524
Oriental Holdings BHD	35,720	49,196
OSK Holdings BHD	111,397	30,068
Pos Malaysia BHD (A)	30,900	3,327
PPB Group BHD	30,500	96,079
RHB Bank BHD	142,596	169,095
Sapura Energy BHD (A)	655,500	6,416
Sarawak Oil Palms BHD	11,700	6,596
Sime Darby BHD	255,000	130,390
Sime Darby Property BHD	271,300	36,877
SP Setia BHD Group	173,900	30,233
Sunway BHD	142,407	63,830
Supermax Corp. BHD	40,500	8,283
Tan Chong Motor Holdings BHD	6,300	1,330
Top Glove Corp. BHD (A)	277,600	54,355
Tropicana Corp. BHD (A)	161,380	45,663
TSH Resources BHD	114,900	24,374
UEM Edgenta BHD	32,900	7,087
UEM Sunrise BHD	248,800	44,129
UMW Holdings BHD	48,800	52,903
United Malacca BHD	11,900	13,104
UOA Development BHD	152,100	57,585
Velesto Energy BHD (A)	428,800	21,444
WCT Holdings BHD	194,483	20,926
Yinson Holdings BHD	74,200	40,375
YNH Property BHD (A)	6,819	6,305
YTL Corp. BHD	254,837	104,724
		3,358,818
Mexico - 3.0%
Alfa SAB de CV, Class A	370,181	296,258
Alpek SAB de CV	31,500	23,522
Banco del Bajio SA (B)	47,395	158,253
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Cemex SAB de CV, Series CPO (A)	730,985	$568,654
Consorcio ARA SAB de CV	25,993	5,587
Controladora AXTEL SAB DE CV (A)	370,181	3,902
Corp. Actinver SAB de CV	16,024	14,438
El Puerto de Liverpool SAB de CV, Series C1	11,379	77,846
Fomento Economico Mexicano SAB de CV	40,053	522,357
Genomma Lab Internacional SAB de CV, Class B	42,701	35,557
Gentera SAB de CV	114,051	158,977
Grupo Carso SAB de CV, Series A1	21,678	241,559
Grupo Comercial Chedraui SA de CV	18,476	111,818
Grupo Financiero Banorte SAB de CV, Series O	116,635	1,175,210
Grupo Financiero Inbursa SAB de CV, Series O (A)	97,071	265,872
Grupo KUO SAB de CV, Series B (A)	42,698	111,139
Grupo Mexico SAB de CV, Series B	190,885	1,060,934
Grupo Pochteca SAB de CV (A)	9,600	4,065
Grupo Televisa SAB, Series CPO	151,286	101,475
Industrias CH SAB de CV, Series B (A)	18,800	214,770
Industrias Penoles SAB de CV (A)	8,071	117,736
La Comer SAB de CV	31,984	82,498
Megacable Holdings SAB de CV, Series CPO	56,817	126,643
Minera Frisco SAB de CV, Series A1 (A)	166,263	22,715
Nemak SAB de CV (A)(B)	196,961	47,903
Orbia Advance Corp. SAB de CV	73,770	163,301
Organizacion Cultiba SAB de CV (A)	17,095	12,564
Organizacion Soriana SAB de CV, Series B	190,849	408,874
Promotora y Operadora de Infraestructura SAB de CV	15,780	170,299
Promotora y Operadora de Infraestructura SAB de CV, L Shares	3,141	21,272
Regional SAB de CV	14,634	139,946
Vista Energy SAB de CV, ADR (A)	1,887	55,685
Vitro SAB de CV, Series A	6,357	8,797
		6,530,426
Panama - 0.0%
BAC Holding International Corp.	12,573	691
Philippines - 0.7%
ACEN Corp.	22,837	1,805
Alliance Global Group, Inc.	232,800	47,431
Ayala Corp.	10,150	124,800
Ayala Land, Inc.	44,200	27,475
BDO Unibank, Inc.	117,082	275,836
China Banking Corp.	75,528	42,080
Cosco Capital, Inc.	388,900	32,452
DMCI Holdings, Inc.	207,300	36,570
East West Banking Corp.	74,300	11,435
Filinvest Development Corp.	119,475	11,531
Filinvest Land, Inc.	937,500	9,981
First Philippine Holdings Corp.	29,660	33,474
Global Ferronickel Holdings, Inc.	283,424	10,542
GT Capital Holdings, Inc.	5,819	62,013
JG Summit Holdings, Inc.	157,922	108,775
LT Group, Inc.	159,800	25,913
Megaworld Corp.	839,700	29,866
Metropolitan Bank & Trust Company	130,973	121,316
Petron Corp.	289,400	18,539
Philex Mining Corp.	161,300	9,342
Philippine National Bank (A)	65,310	21,827
Philtown Properties, Inc. (A)(C)	3,844	107

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
Phoenix Petroleum Philippines, Inc. (A)	22,200	$1,962
PNB Holdings Corp. (A)(C)	10,246	59
Premium Leisure Corp.	815,000	9,270
Puregold Price Club, Inc.	79,400	38,563
RFM Corp.	133,500	7,233
Rizal Commercial Banking Corp.	62,703	26,041
Robinsons Land Corp.	172,268	49,575
Robinsons Retail Holdings, Inc.	16,680	11,945
San Miguel Corp.	46,220	85,214
Security Bank Corp.	27,730	35,807
Top Frontier Investment Holdings, Inc. (A)	18,024	33,120
Union Bank of the Philippines	88,428	80,399
Vista Land & Lifescapes, Inc.	569,000	17,262
		1,459,560
Poland - 1.0%
Alior Bank SA (A)	7,988	155,075
Asseco Poland SA	3,955	73,463
Bank Polska Kasa Opieki SA	6,223	240,601
Cognor Holding SA	7,020	14,880
Cyfrowy Polsat SA (A)	12,426	38,942
Develia SA	22,340	25,771
Enea SA (A)	23,802	55,473
Grupa Azoty SA (A)	4,728	29,687
Jastrzebska Spolka Weglowa SA (A)	4,702	50,242
KGHM Polska Miedz SA	8,799	274,474
Lubelski Wegiel Bogdanka SA	2,164	18,717
ORLEN SA	50,338	838,129
PGE Polska Grupa Energetyczna SA (A)	66,331	146,330
PKP Cargo SA (A)	5,709	21,159
Polimex-Mostostal SA (A)	8,593	9,087
Stalexport Autostrady SA	15,820	12,787
Tauron Polska Energia SA (A)	90,488	85,876
		2,090,693
Qatar - 0.8%
Aamal Company	210,501	48,548
Alijarah Holding Company QPSC	77,548	15,398
Baladna (A)	72,138	23,794
Barwa Real Estate Company	159,302	125,940
Commercial Bank PSQC	196,768	321,473
Doha Bank QPSC	182,415	91,418
Doha Insurance Company QSC	25,407	16,608
Gulf International Services QSC	102,379	76,764
Gulf Warehousing Company	19,525	16,654
Masraf Al Rayan QSC	352,036	250,521
Mazaya Real Estate Development QPSC (A)	59,396	11,805
Medicare Group	14,403	21,553
Mesaieed Petrochemical Holding Company	223,749	108,730
Ooredoo QPSC	80,019	239,464
Qatar Aluminum Manufacturing Company	84,909	32,628
Qatar Gas Transport Company, Ltd.	58,127	55,217
Qatar Insurance Company SAQ (A)	108,628	77,442
Qatar National Cement Company QSC	23,781	25,773
Qatar Navigation QSC	41,293	108,795
Salam International Investment, Ltd., QSC (A)	94,802	17,668
United Development Company QSC	177,150	50,408
Vodafone Qatar QSC	116,169	59,961
		1,796,562
Russia - 0.0%
Gazprom PJSC, ADR (A)(C)	196,506	21,616
LUKOIL PJSC, ADR (A)(C)	16,379	32,103
Rosneft Oil Company PJSC, GDR (London Stock Exchange) (A)(C)	1,686	1,686
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Russia (continued)
RusHydro PJSC, ADR (A)(C)	52,278	$1,568
VTB Bank PJSC, GDR (A)(C)	86,297	1,726
		58,699
Saudi Arabia - 3.8%
Al Babtain Power & Telecommunication Company	3,997	29,613
Al Jouf Cement Company (A)	5,694	18,645
AlAbdullatif Industrial Investment Company (A)	1,743	7,589
AlJazira Takaful Ta'awuni Company (A)	2,630	11,845
Allianz Saudi Fransi Cooperative Insurance Company (A)	3,894	17,791
Alujain Corp. (A)	2,675	28,280
Arab National Bank	60,610	409,566
Arabian Cement Company	4,196	38,585
Arabian Shield Cooperative Insurance Company (A)	4,765	23,068
Arriyadh Development Company	5,359	30,020
Bank Al-Jazira (A)	36,964	184,217
Banque Saudi Fransi	43,109	459,637
City Cement Company	6,807	38,172
Dar Al Arkan Real Estate Development Company (A)	49,101	182,133
Eastern Province Cement Company	3,671	37,149
Emaar Economic City (A)	21,759	45,964
Etihad Etisalat Company	24,879	327,781
Hail Cement Company	4,570	14,746
Jazan Energy and Development Company (A)	2,068	8,297
L'Azurde Company for Jewelry	2,204	8,359
Methanol Chemicals Company (A)	2,886	15,460
Mobile Telecommunications Company Saudi Arabia	47,765	179,928
Najran Cement Company	7,837	23,643
National Industrialization Company (A)	27,624	90,574
Nayifat Finance Company (A)	2,655	10,403
Northern Region Cement Company	10,351	29,078
Rabigh Refining & Petrochemical Company (A)	27,500	76,356
Riyad Bank	19,428	147,819
Sahara International Petrochemical Company	33,187	301,016
Saudi Awwal Bank	66,223	663,583
Saudi Basic Industries Corp.	68,764	1,526,453
Saudi Ceramic Company	4,758	34,567
Saudi Chemical Company Holding	32,830	37,442
Saudi Industrial Investment Group	19,890	117,618
Saudi Kayan Petrochemical Company (A)	70,876	205,150
Saudi Marketing Company	2,495	14,930
Seera Group Holding (A)	16,962	120,288
SHL Finance Company	4,742	22,878
Sinad Holding Company (A)	4,643	16,190
Southern Province Cement Company	3,125	35,578
Sustained Infrastructure Holding Company	2,229	17,796
Tabuk Cement Company (A)	4,675	16,901
Taiba Investments Company (A)	4,428	31,465
The National Company for Glass Industries	912	9,432
The Saudi Investment Bank	43,032	182,370
The Saudi National Bank	206,612	2,130,832
The Savola Group	7,399	73,697
Umm Al-Qura Cement Company (A)	2,316	10,493
Walaa Cooperative Insurance Company (A)	2,050	10,292
Yamama Cement Company	11,422	104,621

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Saudi Arabia (continued)
Yanbu National Petrochemical Company	10,119	$102,450
		8,280,760
Singapore - 0.0%
BOC Aviation, Ltd. (B)	8,100	61,997
South Africa - 2.8%
Absa Group, Ltd.	60,222	537,461
AECI, Ltd.	11,686	70,145
African Rainbow Minerals, Ltd.	7,608	83,133
Aspen Pharmacare Holdings, Ltd.	23,325	260,194
Astral Foods, Ltd.	2,733	21,901
Balwin Properties, Ltd.	6,271	743
Barloworld, Ltd.	21,853	94,366
Blue Label Telecoms, Ltd. (A)	44,582	9,444
Caxton & CTP Publishers & Printers, Ltd.	19,879	11,608
DataTec, Ltd.	21,618	47,629
Exxaro Resources, Ltd.	20,960	235,317
Grindrod, Ltd.	45,556	28,573
Harmony Gold Mining Company, Ltd.	4,173	27,180
Harmony Gold Mining Company, Ltd., ADR	27,692	170,306
Hudaco Industries, Ltd.	5,065	44,656
Impala Platinum Holdings, Ltd.	78,568	390,167
Investec, Ltd.	9,367	64,276
KAP, Ltd. (A)	257,249	36,982
Lewis Group, Ltd.	14,408	33,896
Life Healthcare Group Holdings, Ltd.	82,813	83,417
Metair Investments, Ltd. (A)	23,633	22,912
Momentum Metropolitan Holdings	107,651	129,103
Motus Holdings, Ltd.	14,065	78,072
Mpact, Ltd.	23,460	38,059
MTN Group, Ltd.	84,986	536,070
Nedbank Group, Ltd.	30,206	356,569
Oceana Group, Ltd.	5,108	19,740
Old Mutual, Ltd.	351,536	250,169
Omnia Holdings, Ltd.	19,012	68,331
Pepkor Holdings, Ltd. (B)	136,329	146,256
PPC, Ltd. (A)	168,790	36,977
Raubex Group, Ltd.	20,799	31,452
RCL Foods, Ltd. (A)	35,643	16,456
Reunert, Ltd.	9,501	31,043
Sappi, Ltd.	61,862	149,767
Sasol, Ltd.	48,409	487,851
Sibanye Stillwater, Ltd.	166,515	223,251
Sibanye Stillwater, Ltd., ADR (D)	12,243	66,479
Standard Bank Group, Ltd.	61,423	700,272
Super Group, Ltd.	42,421	68,969
Telkom SA SOC, Ltd. (A)	37,622	61,025
The Foschini Group, Ltd.	29,021	177,307
Thungela Resources, Ltd.	9,946	83,639
Trencor, Ltd. (A)	40,666	15,104
Wilson Bayly Holmes-Ovcon, Ltd. (A)	2,315	16,415
Zeda, Ltd. (A)	21,853	15,183
		6,077,865
South Korea - 12.5%
Advanced Process Systems Corp. (A)	893	15,416
Ajin Industrial Company, Ltd.	8,098	27,617
AK Holdings, Inc. (A)	743	9,844
AMOREPACIFIC Group (A)	1,900	42,996
Ananti, Inc. (A)	1,993	10,067
Asia Cement Company, Ltd.	320	2,601
ASIA Holdings Company, Ltd.	241	34,953
Asia Paper Manufacturing Company, Ltd.	565	18,077
BH Company, Ltd.	1,348	22,027
Binggrae Company, Ltd. (A)	522	22,129
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
BNK Financial Group, Inc.	20,556	$113,687
Bookook Securities Company, Ltd. (A)	501	8,443
Chongkundang Holdings Corp. (A)	288	13,227
Chorokbaem Media Company, Ltd. (A)(C)	1,145	4,801
Chosun Refractories Company, Ltd. (A)	1,001	16,334
CJ CGV Company, Ltd. (A)	4,835	21,651
CJ CheilJedang Corp.	819	205,557
CJ Corp. (A)	1,674	122,238
CJ ENM Company, Ltd. (A)	847	47,326
CJ Freshway Corp. (A)	868	16,048
CJ Logistics Corp. (A)	826	81,358
Com2uS Corp.	399	15,199
CR Holdings Company, Ltd. (A)	2,378	11,918
Cuckoo Homesys Company, Ltd. (A)	560	9,315
Dae Won Kang Up Company, Ltd. (A)	4,385	18,407
Daedong Corp. (A)	860	11,313
Daehan Flour Mills Company, Ltd. (A)	232	23,005
Daesang Corp. (A)	2,028	32,593
Daesang Holdings Company, Ltd. (A)	2,310	23,909
Daewoo Engineering & Construction Company, Ltd. (A)	20,805	66,767
Daewoong Company, Ltd. (A)	1,698	27,112
Dahaam E-Tec Company, Ltd. (A)(C)	2,630	71,269
Daihan Pharmaceutical Company, Ltd. (A)	563	12,121
Daishin Securities Company, Ltd. (A)	3,901	43,277
Daol Investment & Securities Company, Ltd. (A)	4,729	14,294
Daou Technology, Inc. (A)	2,309	32,017
DB Financial Investment Company, Ltd. (A)	3,849	11,497
DB Insurance Company, Ltd. (A)	3,452	223,562
Deutsch Motors, Inc.	3,903	15,075
DGB Financial Group, Inc. (A)	19,003	124,951
DL E&C Company, Ltd. (A)	4,034	112,503
DL Holdings Company, Ltd. (A)	1,609	63,925
DMS Company, Ltd.	3,275	17,196
DN Automotive Corp.	198	11,216
Dong-A Socio Holdings Company, Ltd.	153	11,995
Dong-A ST Company, Ltd.	339	18,150
Dongkuk CM Company, Ltd. (A)	2,006	11,040
Dongkuk Holdings Company, Ltd. (A)	1,068	7,252
Dongkuk Steel Mill Company, Ltd. (A)	3,328	31,046
Dongwha Pharm Company, Ltd. (A)	1,912	15,235
Dongwon Development Company, Ltd. (A)	5,212	12,774
Dongwon F&B Company, Ltd. (A)	610	15,483
Doosan Bobcat, Inc.	4,079	158,891
Doosan Company, Ltd. (A)	554	40,216
DoubleUGames Company, Ltd. (A)	512	18,850
Easy Holdings Company, Ltd.	3,872	9,556
EBEST Investment & Securities Company, Ltd. (A)	2,321	6,977
E-MART, Inc. (A)	1,480	87,787
Eugene Corp. (A)	6,888	18,395
Eugene Investment & Securities Company, Ltd. (A)	11,471	31,415
Eusu Holdings Company, Ltd.	1,407	6,317
Farmsco (A)	2,687	6,774
Green Cross Corp. (A)	133	12,914
Green Cross Holdings Corp. (A)	1,608	20,360
GS Engineering & Construction Corp. (A)	4,548	52,917
GS Global Corp. (A)	7,813	15,445
GS Holdings Corp.	5,061	160,229
GS Retail Company, Ltd. (A)	3,309	59,037
Gwangju Shinsegae Company, Ltd.	760	17,719
Haesung Industrial Company, Ltd. (A)	1,128	7,053

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hana Financial Group, Inc.	21,723	$728,689
Handok, Inc. (A)	729	8,093
Handsome Company, Ltd. (A)	1,545	22,888
Hanil Cement Company, Ltd.	1,450	14,369
Hanil Holdings Company, Ltd.	3,183	27,581
Hanjin Transportation Company, Ltd. (A)	1,052	20,277
Hankook Tire & Technology Company, Ltd. (A)	5,360	188,387
Hanshin Construction Company, Ltd. (A)	1,844	10,321
Hansol Holdings Company, Ltd. (A)	5,241	11,668
Hansol Paper Company, Ltd.	2,920	24,089
Hansol Technics Company, Ltd. (A)	3,325	17,869
Hanwha Corp. (A)	2,757	54,970
Hanwha Galleria Corp. (A)	5,420	5,703
Hanwha Investment & Securities Company, Ltd. (A)	15,071	40,680
Hanwha Life Insurance Company, Ltd. (A)	34,108	74,767
Hanwha Solutions Corp. (A)	6,382	193,974
Hanyang Eng Company, Ltd. (A)	1,654	19,854
Harim Holdings Company, Ltd. (A)	1,443	8,695
HD Hyundai Company, Ltd.	3,580	175,474
HD Hyundai Construction Equipment Company, Ltd.	1,613	64,533
HD Korea Shipbuilding & Offshore Engineering Company, Ltd.	2,512	234,947
HDC Holdings Company, Ltd. (A)	2,737	14,618
HDC Hyundai Development Co-Engineering & Construction, Series E (A)	3,037	34,365
Hitejinro Holdings Company, Ltd. (A)	995	6,727
HL Holdings Corp. (A)	837	21,665
HL Mando Company, Ltd. (A)	2,213	67,323
HMM Company, Ltd. (A)	21,976	333,403
HS Industries Company, Ltd. (A)	4,056	10,878
Huons Global Company, Ltd.	581	10,663
Huvis Corp. (A)	3,715	11,878
Hwa Shin Company, Ltd. (A)	2,283	24,125
Hyosung Corp. (A)	540	26,467
Hyundai Corp. (A)	1,339	19,593
Hyundai Corp. Holdings, Inc. (A)	1,811	15,084
Hyundai Department Store Company, Ltd. (A)	1,243	49,819
Hyundai Engineering & Construction Company, Ltd. (A)	5,407	145,954
Hyundai Futurenet Company, Ltd. (A)	8,894	21,912
Hyundai GF Holdings (A)	3,419	9,653
Hyundai Glovis Company, Ltd. (A)	1,260	186,699
Hyundai Green Food (A)	1,814	16,150
Hyundai Home Shopping Network Corp. (A)	652	21,737
Hyundai Livart Furniture Company, Ltd. (A)	1,327	7,985
Hyundai Marine & Fire Insurance Company, Ltd. (A)	4,678	112,239
Hyundai Mobis Company, Ltd.	3,299	604,420
Hyundai Motor Company	10,087	1,586,736
Hyundai Motor Securities Company, Ltd. (A)	3,480	23,183
Hyundai Steel Company (A)	6,801	191,665
Hyundai Wia Corp. (A)	1,286	64,714
Iljin Holdings Company, Ltd.	4,669	14,155
iMarketKorea, Inc.	1,985	13,222
Industrial Bank of Korea (A)	18,712	171,991
Innocean Worldwide, Inc.	938	15,584
INTOPS Company, Ltd.	1,374	28,682
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Inzi Controls Company, Ltd. (A)	1,760	$11,055
IS Dongseo Company, Ltd. (A)	860	19,241
JB Financial Group Company, Ltd.	11,451	100,953
Jeil Savings Bank (A)(C)	1,820	0
Kangwon Land, Inc. (A)	3,386	41,960
KAON Group Company, Ltd. (A)	3,123	12,155
KB Financial Group, Inc.	550	22,947
KB Financial Group, Inc., ADR (D)	25,595	1,058,865
KC Company, Ltd. (A)	1,496	21,333
KCC Corp.	347	61,282
KCC Glass Corp.	939	29,910
KCTC (A)	4,403	13,304
KG Chemical Corp. (A)	3,995	21,170
KG Eco Technology Service Company, Ltd.	1,161	10,117
Kginicis Company, Ltd.	1,190	11,068
KGMobilians Company, Ltd.	2,700	11,417
Kia Corp. (A)	21,250	1,643,333
KISCO Corp.	4,131	21,075
KISCO Holdings Company, Ltd.	1,536	28,334
KISWIRE, Ltd. (A)	1,688	26,592
KIWOOM Securities Company, Ltd. (A)	1,432	110,187
Kolmar Korea Holdings Company, Ltd.	2,646	16,204
Kolon Corp. (A)	898	12,118
Kolon Industries, Inc. (A)	1,911	65,773
Korea Asset In Trust Company, Ltd.	9,060	22,222
Korea Circuit Company, Ltd. (A)	1,415	21,840
Korea Electric Terminal Company, Ltd.	561	32,619
Korea Investment Holdings Company, Ltd. (A)	3,247	153,789
Korea Line Corp. (A)	23,137	38,638
Korea Petrochemical Industrial Company, Ltd. (A)	441	52,216
Korea Real Estate Investment & Trust Company, Ltd.	14,635	13,345
Korea United Pharm, Inc. (A)	287	6,002
Korea Zinc Company, Ltd.	187	71,982
Korean Air Lines Company, Ltd. (A)	7,073	130,674
Korean Reinsurance Company (A)	13,636	75,721
Kortek Corp. (A)	1,806	9,173
KPX Chemical Company, Ltd.	660	22,285
KSS LINE, Ltd. (A)	3,562	25,558
KT Skylife Company, Ltd. (A)	1,768	8,113
Kukdo Chemical Company, Ltd. (A)	194	6,159
Kumho HT, Inc. (A)	19,985	9,913
Kumho Petrochemical Company, Ltd. (A)	1,206	123,846
Kumho Tire Company, Inc. (A)	5,333	22,228
KUMHOE&C Company, Ltd. (A)	2,357	9,491
Kwang Dong Pharmaceutical Company, Ltd. (A)	3,313	19,086
Kyeryong Construction Industrial Company, Ltd.	844	9,461
Kyung-In Synthetic Corp. (A)	4,181	12,491
LB Semicon, Inc. (A)	1,051	6,286
LF Corp. (A)	2,312	23,816
LG Chem, Ltd. (A)	919	353,469
LG Corp. (A)	6,087	404,507
LG Display Company, Ltd., ADR (D)	38,635	186,221
LG Electronics, Inc.	9,906	778,988
LG H&H Company, Ltd. (A)	349	95,865
LG HelloVision Company, Ltd. (A)	3,836	10,179
LG Uplus Corp.	18,651	147,917
Lotte Chemical Corp. (A)	1,213	143,719
Lotte Chilsung Beverage Company, Ltd. (A)	253	28,742

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Lotte Corp. (A)	2,012	$42,131
LOTTE Fine Chemical Company, Ltd. (A)	1,504	67,524
LOTTE Himart Company, Ltd. (A)	1,006	8,003
Lotte Shopping Company, Ltd. (A)	881	51,154
Lotte Wellfood Company, Ltd. (A)	95	9,114
LS Corp. (A)	1,347	96,980
LX Hausys, Ltd. (A)	659	22,264
LX Holdings Corp. (A)	2,952	16,153
LX International Corp. (A)	2,902	66,052
Mirae Asset Life Insurance Company, Ltd. (A)	8,582	31,735
Mirae Asset Securities Company, Ltd. (A)	22,352	131,993
MK Electron Company, Ltd.	1,860	17,583
Motonic Corp. (A)	2,259	14,502
Muhak Company, Ltd. (A)	2,080	8,653
Namyang Dairy Products Company, Ltd. (A)	58	27,340
Netmarble Corp. (A)(B)	1,149	51,557
Nexen Corp. (A)	3,733	12,032
Nexen Tire Corp. (A)	6,465	40,238
NH Investment & Securities Company, Ltd. (A)	12,340	98,696
NHN Corp. (A)	1,882	33,996
Nice Information & Telecommunication, Inc. (A)	705	11,781
Nong Shim Holdings Company, Ltd. (A)	402	20,204
NongShim Company, Ltd. (A)	133	41,962
NOVAREX Company, Ltd. (A)	1,637	15,401
OCI Company, Ltd.	500	43,003
OCI Holdings Company, Ltd.	1,105	90,695
Orion Holdings Corp. (A)	2,756	31,182
Ottogi Corp. (A)	84	26,051
Pan Ocean Company, Ltd. (A)	26,446	76,469
Paradise Company, Ltd. (A)	1,963	20,224
Partron Company, Ltd.	3,579	22,576
PHA Company, Ltd. (A)	2,626	20,250
Poongsan Corp. (A)	2,423	73,410
Poongsan Holdings Corp. (A)	1,129	32,342
POSCO Holdings, Inc.	4,797	1,844,402
RFTech Company, Ltd. (A)	4,033	12,245
Sam Young Electronics Company, Ltd. (A)	938	6,238
Samho Development Company, Ltd. (A)	4,213	11,104
SAMPYO Cement Company, Ltd. (A)	4,134	10,031
Samsung C&T Corp. (A)	4,114	412,669
Samsung Card Company, Ltd. (A)	2,454	61,556
Samsung Electronics Company, Ltd.	73,567	4,465,285
Samsung Fire & Marine Insurance Company, Ltd. (A)	1,647	335,554
Samsung Life Insurance Company, Ltd.	4,195	224,429
Samsung Securities Company, Ltd.	4,810	143,291
Samyang Corp. (A)	258	8,924
Samyang Holdings Corp. (A)	535	28,638
Sangsangin Company, Ltd. (A)	3,653	10,582
SeAH Besteel Holdings Corp. (A)	1,017	19,575
Sebang Company, Ltd. (A)	1,153	10,935
Sebang Global Battery Company, Ltd. (A)	601	26,987
Seegene, Inc.	2,081	36,890
Sejong Industrial Company, Ltd. (A)	1,547	7,111
Sejong Telecom, Inc.	16,079	9,413
Seohee Construction Company, Ltd.	13,592	14,436
Seoul Semiconductor Company, Ltd. (A)	3,322	26,110
Seoyon Company, Ltd. (A)	2,508	16,660
SGC Energy Company, Ltd. (A)	744	15,747
SGC eTec E&C Company, Ltd. (A)	231	3,455
Shindaeyang Paper Company, Ltd. (A)	2,670	11,631
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Shinhan Financial Group Company, Ltd.	2,494	$77,323
Shinhan Financial Group Company, Ltd., ADR (D)	32,928	1,013,524
Shinsegae Food Company, Ltd. (A)	268	8,190
Shinsegae International, Inc.	1,033	14,636
Shinsegae, Inc.	668	90,590
Shinyoung Securities Company, Ltd.	580	26,786
SIMMTECH HOLDINGS Company, Ltd.	3,917	9,974
SK Chemicals Company, Ltd.	288	15,000
SK Discovery Company, Ltd.	1,496	45,450
SK Gas, Ltd.	304	34,908
SK Hynix, Inc.	797	86,983
SK Innovation Company, Ltd. (A)	4,643	502,455
SK Networks Company, Ltd. (A)	16,268	72,398
SK Securities Company, Ltd.	27,076	13,450
SK, Inc.	2,806	386,243
SL Corp. (A)	1,341	37,051
SNT Holdings Company, Ltd.	1,460	19,570
SNT Motiv Company, Ltd.	882	29,500
S-Oil Corp.	3,185	171,506
Songwon Industrial Company, Ltd. (A)	1,547	19,613
Spigen Korea Company, Ltd.	525	13,443
Sugentech, Inc. (A)	1,378	8,285
Suheung Company, Ltd. (A)	502	11,177
Sungshin Cement Company, Ltd. (A)	2,022	13,308
Sungwoo Hitech Company, Ltd. (A)	2,984	21,754
Sunjin Company, Ltd. (A)	2,276	11,687
Taekwang Industrial Company, Ltd. (A)	48	22,683
Taeyoung Engineering & Construction Company, Ltd. (A)	2,234	4,005
Tongyang Life Insurance Company, Ltd. (A)	7,644	26,833
TS Corp. (A)	12,730	31,404
TY Holdings Company, Ltd. (A)	2,153	7,049
Uju Electronics Company, Ltd. (A)	672	8,048
Unid Btplus Company, Ltd. (A)	637	3,509
Unid Company, Ltd.	406	21,320
Webzen, Inc. (A)	1,480	18,736
WiSoL Company, Ltd. (A)	2,256	13,596
Wonik Holdings Company, Ltd. (A)	5,948	15,531
Wonik Materials Company, Ltd. (A)	880	20,446
Woori Financial Group, Inc.	41,842	421,141
Young Poong Corp. (A)	51	20,356
Youngone Corp. (A)	2,509	88,558
Youngone Holdings Company, Ltd.	920	55,654
Yuanta Securities Korea Company, Ltd. (A)	11,703	23,109
Zinus, Inc. (A)	797	10,052
		27,694,718
Taiwan - 17.6%
Abico Avy Company, Ltd.	24,990	19,605
Ability Enterprise Company, Ltd.	31,000	26,637
Acer, Inc.	256,452	448,730
ACES Electronic Company, Ltd.	19,323	20,296
Acter Group Corp., Ltd.	8,000	46,218
Advanced International Multitech Company, Ltd.	13,000	30,809
AGV Products Corp.	11,716	4,594
Altek Corp.	16,000	19,439
AmTRAN Technology Company, Ltd. (A)	49,581	20,978
Apacer Technology, Inc.	11,000	22,156
APCB, Inc.	37,000	25,779
Apex International Company, Ltd.	7,000	11,490
Arcadyan Technology Corp.	8,000	44,363
Ardentec Corp.	45,000	108,284
Argosy Research, Inc.	7,000	39,030

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
ASE Technology Holding Company, Ltd.	256,000	$1,121,853
Asia Cement Corp.	137,805	186,100
Asia Optical Company, Inc.	14,000	31,972
Asia Polymer Corp.	50,607	38,562
Asia Tech Image, Inc.	12,000	26,023
Asustek Computer, Inc.	49,000	779,844
Audix Corp.	21,000	43,223
AUO Corp. (A)	411,200	242,822
AVerMedia Technologies, Inc.	19,000	22,248
Bank of Kaohsiung Company, Ltd. (A)	84,670	33,783
Basso Industry Corp.	8,000	10,762
BenQ Materials Corp.	13,000	14,661
BES Engineering Corp.	163,700	70,880
Bizlink Holding, Inc.	2,000	17,375
Brighton-Best International Taiwan, Inc.	19,000	21,903
Capital Securities Corp.	183,403	97,592
Career Technology MFG. Company, Ltd.	34,200	24,709
Catcher Technology Company, Ltd.	43,000	271,523
Cathay Financial Holding Company, Ltd. (A)	406,775	606,017
Cathay Real Estate Development Company, Ltd.	46,400	27,429
Celxpert Energy Corp.	12,896	12,343
Center Laboratories, Inc.	37,371	53,908
Central Reinsurance Company, Ltd. (A)	40,463	30,364
Chang Hwa Commercial Bank, Ltd.	326,994	190,611
CHC Healthcare Group	8,000	15,911
Chen Full International Company, Ltd.	15,000	18,615
Cheng Loong Corp.	68,320	66,183
Cheng Mei Materials Technology Corp. (A)	39,090	16,988
Cheng Shin Rubber Industry Company, Ltd.	155,000	226,508
Cheng Uei Precision Industry Company, Ltd.	37,629	59,129
Chia Hsin Cement Corp.	15,300	9,492
Chicony Electronics Company, Ltd.	28,000	159,552
China Airlines, Ltd.	264,910	186,525
China Bills Finance Corp.	95,000	46,735
China Chemical & Pharmaceutical Company, Ltd.	34,000	26,957
China Development Financial Holding Corp. (A)	1,167,535	477,139
China General Plastics Corp.	22,000	15,975
China Man-Made Fiber Corp. (A)	139,414	37,094
China Metal Products Company, Ltd.	26,513	36,208
China Motor Corp.	30,250	111,222
China Petrochemical Development Corp. (A)	238,245	75,796
China Steel Corp.	1,010,180	888,349
Chin-Poon Industrial Company, Ltd.	43,571	71,299
Chipbond Technology Corp.	70,000	164,779
ChipMOS Technologies, Inc.	66,938	92,032
Chong Hong Construction Company, Ltd.	19,000	48,461
Chun Yuan Steel Industry Company, Ltd.	50,874	30,961
Chung Hwa Pulp Corp.	41,000	31,414
Chunghwa Chemical Synthesis & Biotech Company, Ltd.	7,000	13,083
Clevo Company	27,000	35,801
CMC Magnetics Corp. (A)	68,121	25,487
Compal Electronics, Inc.	325,000	420,975
Compeq Manufacturing Company, Ltd.	77,000	177,125
Concord Securities Company, Ltd. (A)	26,000	11,762
Continental Holdings Corp.	49,050	45,052
Coremax Corp.	9,823	24,990
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Coretronic Corp.	40,000	$93,040
Co-Tech Development Corp.	3,000	5,908
CTBC Financial Holding Company, Ltd.	1,395,348	1,287,634
CTCI Corp.	20,000	27,458
DA CIN Construction Company, Ltd.	16,000	22,982
Da-Li Development Company, Ltd.	17,850	20,259
Darfon Electronics Corp.	16,000	28,231
Darwin Precisions Corp.	37,000	16,125
Depo Auto Parts Industrial Company, Ltd.	12,000	57,382
Dimerco Express Corp.	7,000	18,874
D-Link Corp.	50,600	32,838
Dyaco International, Inc.	5,795	6,574
Dynapack International Technology Corp.	10,000	29,278
E.Sun Financial Holding Company, Ltd.	51,722	43,453
Eastern Media International Corp. (A)	16,000	11,801
Edom Technology Company, Ltd.	18,400	14,823
Elite Advanced Laser Corp.	7,000	14,191
Elitegroup Computer Systems Company, Ltd.	42,104	43,197
Ennostar, Inc. (A)	42,656	64,251
EnTie Commercial Bank Company, Ltd.	58,000	27,973
Eson Precision Ind Company, Ltd.	7,000	13,941
Eternal Materials Company, Ltd.	57,400	54,380
Eva Airways Corp.	218,725	223,833
Everest Textile Company, Ltd. (A)	64,835	15,708
Evergreen International Storage & Transport Corp.	44,600	46,003
Evergreen Marine Corp. Taiwan, Ltd.	83,662	390,562
Evergreen Steel Corp.	10,000	33,856
Everlight Chemical Industrial Corp.	49,250	31,431
Everlight Electronics Company, Ltd.	46,000	74,870
Excelsior Medical Company, Ltd.	18,271	52,591
Far Eastern Department Stores, Ltd.	77,720	62,644
Far Eastern International Bank	253,756	104,498
Far Eastern New Century Corp.	252,249	256,316
Farglory Land Development Company, Ltd.	28,530	52,783
Feng Hsin Steel Company, Ltd.	16,000	36,012
First Financial Holding Company, Ltd.	634,473	566,135
First Steamship Company, Ltd. (A)	84,809	24,436
Fitipower Integrated Technology, Inc.	5,200	43,541
Fittech Company, Ltd.	9,000	19,539
FLEXium Interconnect, Inc.	27,000	77,632
Formosa Advanced Technologies Company, Ltd.	25,000	31,767
Formosa Chemicals & Fibre Corp.	184,000	373,315
Formosa Laboratories, Inc.	9,543	31,670
Formosa Petrochemical Corp.	4,000	10,512
Formosa Plastics Corp.	188,000	484,940
Formosa Taffeta Company, Ltd.	67,000	54,998
Formosan Rubber Group, Inc.	29,718	23,573
Formosan Union Chemical	48,812	33,232
Foxconn Technology Company, Ltd.	64,626	111,648
Foxsemicon Integrated Technology, Inc.	4,000	27,395
FSP Technology, Inc.	10,000	16,700
Fu Hua Innovation Company, Ltd.	23,970	23,025
Fubon Financial Holding Company, Ltd.	463,895	978,621
Fulgent Sun International Holding Company, Ltd.	11,000	47,798
Fulltech Fiber Glass Corp.	47,275	24,067
Fwusow Industry Company, Ltd.	41,200	25,898
G Shank Enterprise Company, Ltd.	15,535	36,530
Gamania Digital Entertainment Company, Ltd.	9,000	21,688
Gemtek Technology Corp.	32,000	35,926

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
General Interface Solution Holding, Ltd.	29,000	$62,325
Getac Holdings Corp.	14,000	50,526
Giant Manufacturing Company, Ltd.	16,000	95,804
Giantplus Technology Company, Ltd.	31,000	13,566
Global Brands Manufacture, Ltd.	37,541	78,759
Global Lighting Technologies, Inc.	6,000	10,195
Global PMX Company, Ltd.	3,000	12,549
Globe Union Industrial Corp. (A)	27,525	13,848
Gloria Material Technology Corp.	39,684	63,085
Goldsun Building Materials Company, Ltd.	93,540	85,750
Gourmet Master Company, Ltd.	6,000	19,829
Grand Pacific Petrochemical	90,295	44,698
Great China Metal Industry	33,000	26,019
Great Wall Enterprise Company, Ltd.	45,724	87,042
Greatek Electronics, Inc.	12,000	23,908
Hannstar Board Corp.	39,750	71,495
HannStar Display Corp. (A)	176,842	68,150
HannsTouch Holdings Company (A)	64,000	20,105
Hey Song Corp.	40,000	52,775
Highwealth Construction Corp.	64,357	84,056
Hiwin Technologies Corp.	14,000	107,007
Ho Tung Chemical Corp.	88,399	26,291
Holy Stone Enterprise Company, Ltd.	10,500	33,169
Hon Hai Precision Industry Company, Ltd.	815,448	2,774,347
Hong Pu Real Estate Development Company, Ltd.	27,000	26,390
Hong TAI Electric Industrial	20,000	18,419
Horizon Securities Company, Ltd. (A)	19,080	6,921
Hota Industrial Manufacturing Company, Ltd.	21,000	40,809
Hsin Kuang Steel Company, Ltd.	10,000	18,781
Hsing TA Cement Company, Ltd.	38,000	22,589
Hua Nan Financial Holdings Company, Ltd.	504,096	366,847
Huang Hsiang Construction Corp.	18,000	25,244
Hung Ching Development & Construction Company, Ltd.	14,000	12,651
Hung Sheng Construction, Ltd.	42,240	27,860
IBF Financial Holdings Company, Ltd. (A)	268,707	107,236
Ichia Technologies, Inc.	25,000	29,028
IEI Integration Corp.	12,000	32,811
Innolux Corp. (A)	565,337	262,895
Inpaq Technology Company, Ltd.	12,602	34,217
Integrated Service Technology, Inc.	9,000	27,082
International CSRC Investment Holdings Company	81,383	51,693
Inventec Corp.	125,000	214,056
Iron Force Industrial Company, Ltd.	6,000	17,863
ITEQ Corp.	11,000	30,334
Jarllytec Company, Ltd.	9,000	55,488
Jess-Link Products Company, Ltd.	13,000	35,541
Kaimei Electronic Corp.	10,640	24,399
Kedge Construction Company, Ltd.	6,831	17,779
Kenda Rubber Industrial Company, Ltd.	41,496	41,749
Kerry TJ Logistics Company, Ltd.	16,000	20,016
Kindom Development Company, Ltd.	24,000	30,366
King Yuan Electronics Company, Ltd.	71,796	198,168
King's Town Bank Company, Ltd.	83,000	108,014
King's Town Construction Company, Ltd. (A)	7,300	7,529
Kinko Optical Company, Ltd.	15,758	14,157
Kinpo Electronics, Inc.	108,269	57,233
Kinsus Interconnect Technology Corp.	22,000	71,299
KS Terminals, Inc.	9,000	21,053
Kuo Toong International Company, Ltd.	18,248	27,148
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Kuo Yang Construction Company, Ltd. (A)	12,000	$9,187
Kwong Lung Enterprise Company, Ltd.	7,000	12,972
L&K Engineering Company, Ltd.	12,000	66,290
Largan Precision Company, Ltd.	8,000	747,221
Lealea Enterprise Company, Ltd. (A)	93,728	31,592
Lelon Electronics Corp.	8,000	18,767
Li Peng Enterprise Company, Ltd. (A)	62,000	16,010
Lida Holdings, Ltd.	4,640	4,774
Lien Hwa Industrial Holdings Corp.	42,198	91,625
Lingsen Precision Industries, Ltd.	49,481	36,885
Lite-On Technology Corp.	112,000	425,284
Longchen Paper & Packaging Company, Ltd.	66,189	31,896
Longwell Company	7,000	14,782
Lumax International Corp., Ltd.	3,600	10,457
Lung Yen Life Service Corp. (A)	9,000	11,787
Macauto Industrial Company, Ltd.	8,000	19,718
Macronix International Company, Ltd.	156,000	159,183
Mega Financial Holding Company, Ltd.	364,479	465,076
Mercuries & Associates Holding, Ltd. (A)	56,669	25,284
Mercuries Life Insurance Company, Ltd. (A)	87,212	14,453
Merry Electronics Company, Ltd.	4,000	14,252
Mitac Holdings Corp.	58,316	84,476
MOSA Industrial Corp.	9,738	7,528
MPI Corp.	7,000	49,484
Namchow Holdings Company, Ltd.	9,000	14,899
Nan Pao Resins Chemical Company, Ltd.	3,000	27,446
Nan Ya Plastics Corp.	302,000	653,967
Nantex Industry Company, Ltd.	28,000	34,285
Nanya Technology Corp.	95,000	241,097
Nishoku Technology, Inc.	7,800	26,414
O-Bank Company, Ltd.	52,538	17,070
Orient Semiconductor Electronics, Ltd.	26,000	46,048
Oriental Union Chemical Corp.	28,000	18,368
O-TA Precision Industry Company, Ltd.	4,000	11,749
Pacific Construction Company	38,289	12,721
Paiho Shih Holdings Corp.	11,550	7,450
Pan-International Industrial Corp.	44,481	51,298
PChome Online, Inc. (A)	6,612	9,513
PCL Technologies, Inc.	5,000	12,570
Pegatron Corp.	162,660	462,189
Phison Electronics Corp.	8,000	135,223
Pou Chen Corp.	164,348	165,379
Powerchip Semiconductor Manufacturing Corp.	240,000	229,949
Powertech Technology, Inc.	39,000	179,031
President Securities Corp.	99,549	63,684
Primax Electronics, Ltd.	26,000	57,275
Prince Housing & Development Corp.	142,555	51,552
Prodisc Technology, Inc. (A)(C)	762,000	0
Promate Electronic Company, Ltd.	8,000	15,136
Prosperity Dielectrics Company, Ltd.	6,000	9,516
Qisda Corp.	126,280	197,123
Quang Viet Enterprise Company, Ltd.	4,000	14,653
Quanta Storage, Inc.	23,000	61,257
Radiant Opto-Electronics Corp.	34,000	147,229
Radium Life Tech Company, Ltd. (A)	102,621	32,773
Rechi Precision Company, Ltd.	20,000	13,902
Rich Development Company, Ltd. (A)	51,000	16,156
Ritek Corp. (A)	57,799	15,430
Roo Hsing Company, Ltd. (A)	67,000	7,860
Ruentex Development Company, Ltd. (A)	85,500	104,991
Ruentex Industries, Ltd. (A)	39,424	82,509
Sampo Corp.	43,470	41,208

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
San Far Property, Ltd.	28,964	$19,246
Sanyang Motor Company, Ltd.	37,000	85,894
Savior Lifetec Corp.	33,000	24,127
Sercomm Corp.	16,000	69,965
Sesoda Corp.	13,064	13,934
Shan-Loong Transportation Company, Ltd.	23,000	22,485
Sheng Yu Steel Company, Ltd.	22,000	20,945
ShenMao Technology, Inc.	8,000	18,623
Shih Wei Navigation Company, Ltd.	26,332	17,591
Shihlin Electric & Engineering Corp.	21,000	80,972
Shin Kong Financial Holding Company, Ltd. (A)	870,344	250,785
Shin Zu Shing Company, Ltd.	8,000	32,163
Shining Building Business Company, Ltd. (A)	55,118	19,193
Shinkong Insurance Company, Ltd.	27,000	59,882
Shinkong Synthetic Fibers Corp.	132,239	66,977
Shuttle, Inc. (A)	25,000	14,766
Sigurd Microelectronics Corp.	47,773	101,331
Simplo Technology Company, Ltd.	8,000	109,326
Sincere Navigation Corp.	24,000	19,773
Sinher Technology, Inc.	8,000	9,252
Sinon Corp.	25,650	32,111
SinoPac Financial Holdings Company, Ltd.	760,461	487,817
Sinyi Realty, Inc.	13,000	12,680
Sirtec International Company, Ltd.	23,800	23,295
Siward Crystal Technology Company, Ltd.	20,000	21,509
Soft-World International Corp.	4,000	19,591
Solar Applied Materials Technology Corp.	11,000	13,904
Sports Gear Company, Ltd.	8,000	17,437
St. Shine Optical Company, Ltd.	4,000	24,744
Sunrex Technology Corp.	11,678	22,573
Swancor Holding Company, Ltd.	4,000	12,798
Symtek Automation Asia Company, Ltd.	3,000	10,206
Syncmold Enterprise Corp.	6,000	15,614
Synnex Technology International Corp.	87,000	198,885
T3EX Global Holdings Corp.	3,000	8,465
TA Chen Stainless Pipe	120,579	155,437
TA-I Technology Company, Ltd.	8,000	12,464
Taichung Commercial Bank Company, Ltd.	220,885	114,390
TaiDoc Technology Corp.	4,000	21,497
Taiflex Scientific Company, Ltd.	24,100	38,502
Tainan Spinning Company, Ltd.	95,638	49,220
Taishin Financial Holding Company, Ltd.	825,464	486,430
Taita Chemical Company, Ltd.	27,818	14,903
TAI-TECH Advanced Electronics Company, Ltd.	5,000	18,558
Taiwan Business Bank	482,470	215,156
Taiwan Cement Corp.	363,325	412,404
Taiwan Chinsan Electronic Industrial Company, Ltd.	14,852	18,951
Taiwan Cooperative Financial Holding Company, Ltd.	485,422	422,183
Taiwan Fertilizer Company, Ltd.	52,000	114,426
Taiwan Fire & Marine Insurance Company, Ltd.	41,000	35,519
Taiwan FU Hsing Industrial Company, Ltd.	21,000	32,734
Taiwan Glass Industry Corp. (A)	80,319	49,548
Taiwan Hon Chuan Enterprise Company, Ltd.	29,000	118,003
Taiwan Hopax Chemicals Manufacturing Company, Ltd.	10,000	12,727
Taiwan Kolin Company, Ltd. (A)(C)	327,000	0
Taiwan Navigation Company, Ltd.	19,000	20,399
Taiwan Paiho, Ltd.	14,000	26,262
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan PCB Techvest Company, Ltd.	36,000	$50,770
Taiwan Shin Kong Security Company, Ltd.	8,000	10,518
Taiwan Styrene Monomer	38,000	19,364
Taiwan Surface Mounting Technology Corp.	26,225	81,893
Taiwan Union Technology Corp.	14,000	57,300
Taiyen Biotech Company, Ltd.	26,137	29,116
Tatung Company, Ltd. (A)	94,000	128,445
TBI Motion Technology Company, Ltd.	12,000	12,618
TCI Company, Ltd.	3,000	16,696
Teco Electric & Machinery Company, Ltd.	109,000	165,959
Test Research, Inc.	13,000	26,544
The Ambassador Hotel	29,000	46,693
The Shanghai Commercial & Savings Bank, Ltd.	205,823	313,661
Thinking Electronic Industrial Company, Ltd.	4,000	21,869
Thye Ming Industrial Company, Ltd.	24,800	56,886
Ton Yi Industrial Corp.	97,000	51,009
Tong Hsing Electronic Industries, Ltd.	13,260	67,946
Tong Yang Industry Company, Ltd.	40,627	100,567
Tong-Tai Machine & Tool Company, Ltd.	26,588	16,152
TOPBI International Holdings, Ltd. (A)	8,077	3,233
Topkey Corp.	6,000	34,962
Topoint Technology Company, Ltd.	29,190	26,607
TPK Holding Company, Ltd.	41,000	48,318
Transcend Information, Inc.	9,000	23,616
Tripod Technology Corp.	20,000	126,819
Tsann Kuen Enterprise Company, Ltd.	4,911	6,244
TSRC Corp.	50,000	39,240
Tung Ho Steel Enterprise Corp.	61,640	141,851
TURVO International Company, Ltd.	4,000	18,089
TXC Corp.	23,000	73,838
TYC Brother Industrial Company, Ltd.	15,511	20,415
Tycoons Group Enterprise (A)	26,706	11,085
Tyntek Corp. (A)	36,000	21,788
U-Ming Marine Transport Corp.	38,000	64,429
Union Bank of Taiwan	154,915	72,670
Unitech Printed Circuit Board Corp.	78,985	51,383
United Microelectronics Corp.	831,794	1,417,234
United Renewable Energy Company, Ltd.	30,000	14,356
Universal Cement Corp.	28,307	27,364
UPC Technology Corp.	89,751	44,394
USI Corp.	80,996	52,080
Wafer Works Corp.	41,000	57,760
Wah Lee Industrial Corp.	20,520	65,886
Walsin Lihwa Corp.	177,589	223,201
Walsin Technology Corp.	25,000	99,965
Walton Advanced Engineering, Inc.	39,584	19,643
Wan Hai Lines, Ltd.	58,800	105,195
Wei Chuan Foods Corp.	33,000	20,472
Weikeng Industrial Company, Ltd.	25,000	23,533
Well Shin Technology Company, Ltd.	15,000	25,256
Win Semiconductors Corp.	19,000	98,171
Winbond Electronics Corp.	329,528	326,158
Wintek Corp. (A)(C)	543,000	0
Wisdom Marine Lines Company, Ltd.	36,343	61,464
Wistron Corp.	142,291	455,203
Wistron NeWeb Corp.	12,858	65,236
WPG Holdings, Ltd.	149,400	396,915
WT Microelectronics Company, Ltd.	45,174	165,438
Xxentria Technology Materials Corp.	8,800	20,691
Yageo Corp.	20,946	406,718
Yang Ming Marine Transport Corp.	152,000	253,704
YC INOX Company, Ltd.	40,104	35,732

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yea Shin International Development Company, Ltd.	26,458	$30,466
Yem Chio Company, Ltd.	42,717	24,628
Yeong Guan Energy Technology Group Company, Ltd. (A)	13,553	23,836
YFY, Inc.	117,202	124,385
Yieh Phui Enterprise Company, Ltd.	72,343	42,035
Youngtek Electronics Corp.	17,000	34,599
Yuanta Financial Holding Company, Ltd.	733,159	658,676
Yulon Motor Company, Ltd.	59,632	145,089
YungShin Global Holding Corp.	8,000	12,116
Zeng Hsing Industrial Company, Ltd.	4,297	14,911
Zenitron Corp.	28,000	31,186
Zhen Ding Technology Holding, Ltd.	48,000	170,166
Zig Sheng Industrial Company, Ltd. (A)	38,908	13,876
Zyxel Group Corp.	30,540	50,455
		38,945,024
Thailand - 1.9%
AAPICO Hitech PCL	35,352	28,989
AP Thailand PCL	223,670	73,988
Bangchak Corp. PCL	91,600	116,475
Bangkok Bank PCL	48,200	220,803
Bangkok Bank PCL, NVDR	14,500	66,424
Bangkok Commercial Asset Management PCL	46,300	11,036
Bangkok Insurance PCL	3,050	27,249
Bangkok Land PCL (A)	1,059,200	22,026
Bangkok Life Assurance PCL, NVDR	18,200	10,664
Bangkok Ranch PCL (A)	92,300	7,081
Banpu PCL	535,067	106,360
Berli Jucker PCL	86,900	63,570
Cal-Comp Electronics Thailand PCL	145,292	8,851
Charoen Pokphand Foods PCL	377,100	216,104
GFPT PCL	43,900	14,785
Indorama Ventures PCL	130,000	103,646
IRPC PCL	943,100	55,690
Italian-Thai Development PCL (A)	477,400	12,011
Kasikornbank PCL, NVDR	28,200	111,403
Khon Kaen Sugar Industry PCL	192,600	14,893
Kiatnakin Phatra Bank PCL	19,400	28,533
Krung Thai Bank PCL	207,700	111,839
LPN Development PCL	52,900	6,165
Millcon Steel PCL (A)	167,887	1,867
Polyplex Thailand PCL	14,000	4,140
Precious Shipping PCL	66,500	16,825
Pruksa Holding PCL	78,800	27,916
PTT Exploration & Production PCL	90,800	395,524
PTT Global Chemical PCL	115,500	129,986
PTT PCL	861,000	900,112
Quality Houses PCL	377,100	24,741
Regional Container Lines PCL	30,000	21,254
Rojana Industrial Park PCL	113,100	19,358
Saha-Union PCL	16,100	15,203
Sansiri PCL	1,026,866	53,189
SC Asset Corp. PCL	238,196	22,861
SCB X PCL	42,400	131,543
Siam City Cement PCL	4,900	19,453
Sino-Thai Engineering & Construction PCL	94,900	23,323
Somboon Advance Technology PCL	51,300	27,196
SPCG PCL	58,900	21,397
Sri Trang Agro-Industry PCL	84,800	39,963
Srithai Superware PCL	283,000	9,444
Star Petroleum Refining PCL	100,000	24,068
STP & I PCL (A)	21,600	2,037
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Supalai PCL	123,100	$67,026
Super Energy Corp. PCL (A)	743,000	8,916
Syntec Construction PCL	156,500	7,283
Thai Oil PCL	92,873	145,569
Thai Stanley Electric PCL	700	3,808
Thai Union Group PCL	225,600	99,001
Thanachart Capital PCL	27,300	39,573
The Lanna Resources PCL	44,200	19,806
The Siam Cement PCL	36,600	327,757
Thoresen Thai Agencies PCL	75,500	14,143
TMBThanachart Bank PCL	1,347,695	65,872
TPI Polene PCL	559,900	22,958
TPI Polene Power PCL	283,200	28,204
True Corp. PCL	406,502	60,049
		4,279,950
Turkey - 1.0%
Akbank TAS	273,631	338,415
Aksa Enerji Uretim AS	17,327	17,500
Albaraka Turk Katilim Bankasi AS (A)	184,260	23,854
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,921	69,618
Bera Holding AS	48,358	18,825
Dogan Sirketler Grubu Holding AS	104,285	39,093
Eczacibasi Yatirim Holding Ortakligi AS	1	4
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	12,278	18,318
Enka Insaat ve Sanayi AS	76,018	87,653
Eregli Demir ve Celik Fabrikalari TAS (A)	76,335	106,115
Goldas Kuyumculuk Sanayi Ithalat Ve Bagli Ortakliklari (A)(C)	54,846	176
Gozde Girisim Sermayesi Yatirim Ortakligi AS (A)	28,775	20,340
GSD Holding AS	173,611	21,060
KOC Holding AS	65,109	312,624
Sekerbank Turk AS	78,958	11,481
TAV Havalimanlari Holding AS (A)	11,684	42,593
Tekfen Holding AS	15,803	19,751
Turk Hava Yollari AO (A)	48,082	372,524
Turkiye Garanti Bankasi AS	43,442	85,822
Turkiye Is Bankasi AS, Class C	209,300	165,376
Turkiye Sinai Kalkinma Bankasi AS (A)	141,027	31,252
Turkiye Sise ve Cam Fabrikalari AS	68,317	106,034
Turkiye Vakiflar Bankasi TAO, Class D (A)	50,235	21,831
Uzel Makina Sanayii AS (A)(C)	22,930	0
Vestel Elektronik Sanayi ve Ticaret AS (A)	6,172	9,666
Yapi ve Kredi Bankasi AS	294,890	194,915
		2,134,840
United Arab Emirates - 1.4%
Abu Dhabi Commercial Bank PJSC	236,700	591,861
Agthia Group PJSC	24,213	32,125
Aldar Properties PJSC	188,124	273,860
Amanat Holdings PJSC	77,820	25,428
Amlak Finance PJSC (A)	70,121	15,368
Dana Gas PJSC	410,711	88,595
Deyaar Development PJSC (A)	121,075	22,691
Dubai Investments PJSC	195,034	123,951
Dubai Islamic Bank PJSC	125,205	195,037
Emaar Development PJSC	70,301	136,925
Emaar Properties PJSC	414,904	894,749
Emirates NBD Bank PJSC	124,752	587,470
EMSTEEL Building Materials PJSC (A)	47,949	18,268
Eshraq Investments PJSC (A)	138,023	16,445
Islamic Arab Insurance Company (A)	45,511	6,843
RAK Properties PJSC (A)	77,735	24,722
Ras Al Khaimah Ceramics	24,868	18,070

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Arab Emirates (continued)
SHUAA Capital PSC (A)	76,875	$4,344
		3,076,752
United Kingdom - 0.1%
AngloGold Ashanti PLC (D)	11,461	214,206
United States - 0.0%
Nexteer Automotive Group, Ltd.	95,000	60,024
TOTAL COMMON STOCKS (Cost $218,153,652)		$213,770,903
PREFERRED SECURITIES - 2.5%
Brazil - 2.4%
Banco ABC Brasil SA	10,353	53,303
Banco Bradesco SA	249,976	871,714
Banco do Estado do Rio Grande do Sul SA, B Shares	22,600	62,122
Banco Pan SA	27,545	48,980
Eucatex SA Industria e Comercio	4,200	13,726
Gerdau SA	86,494	418,544
Marcopolo SA	34,200	49,719
Petroleo Brasileiro SA	486,306	3,710,423
Randon SA Implementos e Participacoes	21,672	57,146
Usinas Siderurgicas de Minas Gerais SA, A Shares	31,168	59,453
		5,345,130
Colombia - 0.1%
Bancolombia SA	2,754	21,210
Grupo Argos SA	23,975	52,327
Grupo de Inversiones Suramericana SA	9,424	32,821
		106,358
India - 0.0%
TVS Holdings Pvt, Ltd. (A)(C)	51	12
TVS Holdings, Ltd. (A)	51,504	6,590
		6,602
Philippines - 0.0%
Cebu Air, Inc., 6.000%	15,189	8,904
TOTAL PREFERRED SECURITIES (Cost $4,556,795)		$5,466,994
RIGHTS - 0.0%
Career Technology MFG. Company Ltd. (Expiration Date: 1-30-24; Strike Price: TWD 18.00) (A)	1,974	270
Mega Financial Holding Company, Ltd. (Expiration Date: 1-22-24; Strike Price: TWD 33.00) (A)	7,591	1,534
Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value
RIGHTS (continued)
Paiho Shih Holdings Corp. (Expiration Date: 1-17-24; Strike Price: TWD 18.00) (A)	1,926	$113
WT Microelectronics Company, Ltd. (Expiration Date: 1-3-24; Strike Price: TWD 95.00) (A)	4,472	2,550
TOTAL RIGHTS (Cost $0)		$4,467
WARRANTS - 0.0%
Millcon Steel PCL (Expiration Date: 12-13-24; Strike Price: THB 0.40) (A)	41,971	61
TOTAL WARRANTS (Cost $0)		$61
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 5.3645% (E)(F)	113,933	1,139,355
TOTAL SHORT-TERM INVESTMENTS (Cost $1,139,418)		$1,139,355
Total Investments (Emerging Markets Value Trust) (Cost $223,849,865) - 99.7%		$220,381,780
Other assets and liabilities, net - 0.3%		747,969
TOTAL NET ASSETS - 100.0%		$221,129,749
Currency Abbreviations
THB	Thai Bhat
TWD	New Taiwan Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	All or a portion of this security is on loan as of 12-31-23.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	9	Long	Mar 2024	$2,104,451	$2,169,000	$64,549
						$64,549

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Equity Income Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.7%
Communication services – 4.7%
Diversified telecommunication services – 0.8%
AT&T, Inc.	120,337	$2,019,255
Verizon Communications, Inc.	243,249	9,170,487
		11,189,742
Entertainment – 1.1%
The Walt Disney Company	172,242	15,551,730
Interactive media and services – 0.2%
Meta Platforms, Inc., Class A (A)	6,170	2,183,933
Media – 2.6%
Comcast Corp., Class A	102,818	4,508,569
News Corp., Class A	1,159,660	28,469,653
News Corp., Class B	109,782	2,823,593
		35,801,815
		64,727,220
Consumer discretionary – 2.7%
Broadline retail – 0.5%
Kohl's Corp.	238,056	6,827,446
Hotels, restaurants and leisure – 1.0%
Las Vegas Sands Corp.	286,132	14,080,556
Leisure products – 0.5%
Mattel, Inc. (A)	372,417	7,031,233
Specialty retail – 0.7%
Best Buy Company, Inc.	61,578	4,820,326
The TJX Companies, Inc.	46,792	4,389,558
		9,209,884
		37,149,119
Consumer staples – 8.1%
Beverages – 0.3%
Constellation Brands, Inc., Class A	15,569	3,763,806
Consumer staples distribution and retail – 1.3%
Dollar General Corp.	25,300	3,439,535
Walmart, Inc.	93,328	14,713,159
		18,152,694
Food products – 2.2%
Conagra Brands, Inc.	581,412	16,663,268
Mondelez International, Inc., Class A	26,265	1,902,374
Tyson Foods, Inc., Class A	221,206	11,889,823
		30,455,465
Household products – 1.6%
Colgate-Palmolive Company	112,800	8,991,288
Kimberly-Clark Corp.	115,813	14,072,438
		23,063,726
Personal care products – 1.0%
Kenvue, Inc.	620,371	13,356,588
Tobacco – 1.7%
Philip Morris International, Inc.	247,297	23,265,702
		112,057,981
Energy – 8.6%
Oil, gas and consumable fuels – 8.6%
Chevron Corp.	18,027	2,688,907
ConocoPhillips	28,900	3,354,423
Enbridge, Inc.	227,606	8,198,368
EOG Resources, Inc.	92,931	11,240,004
EQT Corp.	147,400	5,698,484
Exxon Mobil Corp.	188,220	18,818,236
Hess Corp.	81,181	11,703,053
Suncor Energy, Inc.	201,100	6,443,244
TC Energy Corp.	149,770	5,854,509
The Williams Companies, Inc.	132,800	4,625,424
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
TotalEnergies SE	502,038	$34,138,070
TotalEnergies SE, ADR	98,578	6,642,186
		119,404,908
Financials – 22.9%
Banks – 8.9%
Bank of America Corp.	202,356	6,813,327
Citigroup, Inc.	152,384	7,838,633
Fifth Third Bancorp	536,340	18,498,367
Huntington Bancshares, Inc.	1,102,840	14,028,125
JPMorgan Chase & Co.	94,025	15,993,653
U.S. Bancorp	430,578	18,635,416
Wells Fargo & Company	841,063	41,397,122
		123,204,643
Capital markets – 2.6%
Morgan Stanley	64,445	6,009,496
The Bank of New York Mellon Corp.	45,500	2,368,275
The Carlyle Group, Inc.	28,560	1,162,106
The Charles Schwab Corp.	325,515	22,395,432
The Goldman Sachs Group, Inc.	12,271	4,733,784
		36,669,093
Financial services – 3.1%
Apollo Global Management, Inc.	39,600	3,690,324
Equitable Holdings, Inc.	697,310	23,220,423
Fiserv, Inc. (A)	117,144	15,561,409
		42,472,156
Insurance – 8.3%
American International Group, Inc.	519,300	35,182,575
Chubb, Ltd.	135,385	30,597,010
Loews Corp.	206,546	14,373,536
MetLife, Inc.	316,336	20,919,300
The Hartford Financial Services Group, Inc.	182,166	14,642,503
		115,714,924
		318,060,816
Health care – 15.7%
Biotechnology – 1.0%
AbbVie, Inc.	60,709	9,408,074
Biogen, Inc. (A)	19,294	4,992,708
		14,400,782
Health care equipment and supplies – 4.5%
Becton, Dickinson and Company	102,386	24,964,778
GE HealthCare Technologies, Inc.	90,250	6,978,130
Medtronic PLC	143,088	11,787,589
Zimmer Biomet Holdings, Inc.	154,839	18,843,906
		62,574,403
Health care providers and services – 5.1%
Cardinal Health, Inc.	20,971	2,113,877
Centene Corp. (A)	37,252	2,764,471
CVS Health Corp.	209,993	16,581,047
Elevance Health, Inc.	68,394	32,251,875
Humana, Inc.	3,100	1,419,211
The Cigna Group	50,443	15,105,156
		70,235,637
Pharmaceuticals – 5.1%
AstraZeneca PLC, ADR	133,127	8,966,103
Johnson & Johnson	99,750	15,634,815
Merck & Company, Inc.	113,353	12,357,744
Pfizer, Inc.	488,432	14,061,957
Sanofi SA	84,164	8,363,610
Sanofi SA, ADR	22,628	1,125,290

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Viatris, Inc.	911,968	$9,876,613
		70,386,132
		217,596,954
Industrials – 12.8%
Aerospace and defense – 3.5%
L3Harris Technologies, Inc.	119,721	25,215,637
The Boeing Company (A)	92,034	23,989,582
		49,205,219
Air freight and logistics – 1.0%
United Parcel Service, Inc., Class B	86,534	13,605,741
Commercial services and supplies – 0.5%
Stericycle, Inc. (A)	135,349	6,707,896
Ground transportation – 1.2%
Norfolk Southern Corp.	43,900	10,377,082
Union Pacific Corp.	28,300	6,951,046
		17,328,128
Industrial conglomerates – 4.0%
3M Company	27,500	3,006,300
General Electric Company	255,120	32,560,966
Honeywell International, Inc.	8,700	1,824,477
Siemens AG, ADR	187,337	17,523,503
		54,915,246
Machinery – 1.7%
Cummins, Inc.	18,195	4,358,976
Flowserve Corp.	34,687	1,429,798
Stanley Black & Decker, Inc.	179,465	17,605,517
		23,394,291
Passenger airlines – 0.9%
Southwest Airlines Company	419,833	12,124,777
		177,281,298
Information technology – 8.9%
Communications equipment – 0.2%
Cisco Systems, Inc.	50,069	2,529,486
Electronic equipment, instruments and components – 0.5%
TE Connectivity, Ltd.	51,753	7,271,297
IT services – 0.5%
Accenture PLC, Class A	22,100	7,755,111
Semiconductors and semiconductor equipment – 5.1%
Advanced Micro Devices, Inc. (A)	6,100	899,201
Applied Materials, Inc.	99,332	16,098,737
Intel Corp.	30,000	1,507,500
Qualcomm, Inc.	277,816	40,180,528
Texas Instruments, Inc.	71,155	12,129,081
		70,815,047
Software – 1.7%
Microsoft Corp.	61,966	23,301,695
Technology hardware, storage and peripherals – 0.9%
Samsung Electronics Company, Ltd.	198,119	12,025,188
		123,697,824
Materials – 3.1%
Chemicals – 2.0%
CF Industries Holdings, Inc.	315,668	25,095,606
International Flavors & Fragrances, Inc.	39,028	3,160,097
		28,255,703
Containers and packaging – 1.1%
International Paper Company	428,573	15,492,914
		43,748,617
Equity Income Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate – 4.1%
Health care REITs – 0.2%
Welltower, Inc.	26,273	$2,369,036
Office REITs – 0.0%
Vornado Realty Trust	19,204	542,513
Residential REITs – 1.4%
Equity Residential	313,032	19,145,037
Specialized REITs – 2.5%
Rayonier, Inc.	353,961	11,825,837
Weyerhaeuser Company	681,172	23,684,350
		35,510,187
		57,566,773
Utilities – 6.1%
Electric utilities – 3.5%
NextEra Energy, Inc.	163,537	9,933,237
PG&E Corp.	114,800	2,069,844
The Southern Company	516,707	36,231,495
		48,234,576
Multi-utilities – 2.6%
Ameren Corp.	77,813	5,628,992
Dominion Energy, Inc.	386,209	18,151,823
NiSource, Inc.	88,131	2,339,878
Sempra	144,538	10,801,325
		36,922,018
		85,156,594
TOTAL COMMON STOCKS (Cost $1,066,179,476)		$1,356,448,104
PREFERRED SECURITIES – 1.4%
Consumer discretionary – 1.2%
Automobiles – 1.2%
Dr. Ing. h.c. F. Porsche AG (B)	94,071	8,285,501
Volkswagen AG, ADR	712,939	8,747,762
		17,033,263
Utilities – 0.2%
Electric utilities – 0.2%
NextEra Energy, Inc., 6.926% (C)	56,812	2,165,673
TOTAL PREFERRED SECURITIES (Cost $20,820,977)		$19,198,936
SHORT-TERM INVESTMENTS – 1.0%
Short-term funds – 1.0%
John Hancock Collateral Trust, 5.3645% (D)(E)	221,003	2,210,073
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (D)	3,206,670	3,206,670
T. Rowe Price Government Reserve Fund, 5.3873% (D)	7,973,444	7,973,444
TOTAL SHORT-TERM INVESTMENTS (Cost $13,390,114)		$13,390,187
Total Investments (Equity Income Trust) (Cost $1,100,390,567) – 100.1%		$1,389,037,227
Other assets and liabilities, net – (0.1%)		(1,174,071)
TOTAL NET ASSETS – 100.0%		$1,387,863,156
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Equity Income Trust (continued)
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Financial Industries Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.0%
Financials – 93.3%
Banks – 46.6%
American Business Bank (A)	26,699	$960,630
Atlantic Union Bankshares Corp.	35,361	1,292,091
Bank of America Corp.	87,344	2,940,872
Bank of Marin Bancorp	27,693	609,800
BNP Paribas SA	6,741	468,133
California BanCorp (A)	24,076	596,122
Citigroup, Inc.	75,574	3,887,527
Coastal Financial Corp. (A)	23,122	1,026,848
Danske Bank A/S	96,728	2,585,665
East West Bancorp, Inc.	48,339	3,477,991
Eastern Bankshares, Inc.	97,416	1,383,307
Enterprise Bancorp, Inc.	13,298	428,993
Evans Bancorp, Inc.	16,400	517,092
Fifth Third Bancorp	85,782	2,958,621
First Horizon Corp.	76,150	1,078,284
First Merchants Corp.	34,683	1,286,046
German American Bancorp, Inc.	15,133	490,461
Independent Bank Corp. (Massachusetts)	20,061	1,320,214
ING Groep NV	178,458	2,675,895
JPMorgan Chase & Co.	15,747	2,678,565
M&T Bank Corp.	26,099	3,577,650
New York Community Bancorp, Inc.	74,011	757,133
Popular, Inc.	23,838	1,956,385
Sumitomo Mitsui Financial Group, Inc.	49,800	2,423,258
Sumitomo Mitsui Trust Holdings, Inc.	89,400	1,712,178
TriCo Bancshares	30,352	1,304,225
U.S. Bancorp	68,964	2,984,762
Wells Fargo & Company	69,820	3,436,540
Western Alliance Bancorp	59,016	3,882,663
		54,697,951
Capital markets – 21.2%
Ameriprise Financial, Inc.	8,917	3,386,944
Ares Management Corp., Class A	23,068	2,743,247
Intercontinental Exchange, Inc.	18,657	2,396,119
KKR & Company, Inc.	43,944	3,640,760
Morgan Stanley	26,489	2,470,099
Onex Corp.	20,283	1,416,389
S&P Global, Inc.	6,091	2,683,207
The Carlyle Group, Inc.	33,982	1,382,728
The Charles Schwab Corp.	40,435	2,781,928
Tradeweb Markets, Inc., Class A	22,488	2,043,709
		24,945,130
Consumer finance – 1.3%
American Express Company	8,288	1,552,674
Financial services – 4.4%
FleetCor Technologies, Inc. (A)	4,521	1,277,680
Visa, Inc., Class A	14,723	3,833,133
		5,110,813
Insurance – 19.8%
Arch Capital Group, Ltd. (A)	15,724	1,167,821
Arthur J. Gallagher & Company	8,718	1,960,504
Chubb, Ltd.	3,716	839,816
Cincinnati Financial Corp.	19,509	2,018,401
Everest Group, Ltd.	2,795	988,256
Hamilton Insurance Group, Ltd., Class B (A)(B)	40,060	598,897
Financial Industries Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Kinsale Capital Group, Inc.	5,135	$1,719,763
Markel Group, Inc. (A)	1,610	2,286,039
Marsh & McLennan Companies, Inc.	13,900	2,633,633
NN Group NV	35,987	1,422,236
Palomar Holdings, Inc. (A)	10,727	595,349
Reinsurance Group of America, Inc.	14,855	2,403,242
Skyward Specialty Insurance Group, Inc. (A)	66,525	2,253,867
Unum Group	52,002	2,351,530
		23,239,354
		109,545,922
Real estate – 3.7%
Industrial REITs – 2.4%
Prologis Property Mexico SA de CV	152,200	721,518
Prologis, Inc.	7,840	1,045,072
Rexford Industrial Realty, Inc.	17,859	1,001,890
		2,768,480
Specialized REITs – 1.3%
Digital Realty Trust, Inc.	11,817	1,590,332
		4,358,812
TOTAL COMMON STOCKS (Cost $99,435,176)		$113,904,734
CONVERTIBLE BONDS - 0.6%
Financials - 0.6%
Redwood Trust, Inc. 7.750%, 06/15/2027	$745,000	683,072
TOTAL CONVERTIBLE BONDS (Cost $675,271)		$683,072
CORPORATE BONDS - 0.4%
Financials - 0.4%
BNP Paribas SA 7.750%, (7.750% to 8-16-29, then 5 Year CMT + 4.899%), 08/16/2029 (C)(D)	508,000	518,551
TOTAL CORPORATE BONDS (Cost $475,070)		$518,551
SHORT-TERM INVESTMENTS – 2.5%
Short-term funds – 2.5%
John Hancock Collateral Trust, 5.3645% (E)(F)	297,609	2,976,155
TOTAL SHORT-TERM INVESTMENTS (Cost $2,976,246)		$2,976,155
Total Investments (Financial Industries Trust) (Cost $103,561,763) – 100.5%		$118,082,512
Other assets and liabilities, net – (0.5%)		(586,510)
TOTAL NET ASSETS – 100.0%		$117,496,002
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $603,944.

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Fundamental All Cap Core Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.8%
Communication services – 10.3%
Entertainment – 3.7%
Atlanta Braves Holdings, Inc., Series C (A)	24,484	$969,077
Liberty Media Corp.-Liberty Formula One, Series C (A)	837,435	52,867,272
Liberty Media Corp.-Liberty Live, Series C (A)	35,843	1,340,170
Warner Brothers Discovery, Inc. (A)	2,701,557	30,743,719
		85,920,238
Interactive media and services – 6.6%
Alphabet, Inc., Class A (A)	924,344	129,121,613
CarGurus, Inc. (A)	897,674	21,687,804
		150,809,417
		236,729,655
Consumer discretionary – 21.1%
Automobile components – 0.5%
Mobileye Global, Inc., Class A (A)	261,286	11,318,910
Broadline retail – 7.7%
Amazon.com, Inc. (A)	1,166,445	177,229,653
Household durables – 5.9%
Lennar Corp., A Shares	694,113	103,450,602
NVR, Inc. (A)	4,593	32,153,067
		135,603,669
Leisure products – 1.7%
Polaris, Inc.	409,796	38,836,367
Specialty retail – 3.9%
Avolta AG (A)	722,488	28,445,104
Group 1 Automotive, Inc.	201,310	61,347,209
		89,792,313
Textiles, apparel and luxury goods – 1.4%
Canada Goose Holdings, Inc. (A)	1,660,913	19,681,819
Salvatore Ferragamo SpA	900,805	12,166,309
		31,848,128
		484,629,040
Consumer staples – 3.7%
Beverages – 2.0%
Anheuser-Busch InBev SA/NV, ADR	714,127	46,146,887
Consumer staples distribution and retail – 1.1%
Walmart, Inc.	160,645	25,325,684
Food products – 0.6%
The Hain Celestial Group, Inc. (A)	1,281,580	14,033,301
		85,505,872
Energy – 4.4%
Oil, gas and consumable fuels – 4.4%
Cheniere Energy, Inc.	399,691	68,231,251
Suncor Energy, Inc.	1,033,075	33,099,723
		101,330,974
Financials – 16.9%
Banks – 3.7%
First Hawaiian, Inc.	3,800,977	86,890,334
Capital markets – 13.2%
KKR & Company, Inc.	1,108,478	91,837,402
Morgan Stanley	882,321	82,276,433
S&P Global, Inc.	108,210	47,668,669
The Goldman Sachs Group, Inc.	211,147	81,454,178
		303,236,682
		390,127,016
Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care – 6.4%
Biotechnology – 1.4%
Alnylam Pharmaceuticals, Inc. (A)	63,234	$12,103,620
Moderna, Inc. (A)	188,780	18,774,171
		30,877,791
Health care equipment and supplies – 2.0%
Hologic, Inc. (A)	642,676	45,919,200
Health care providers and services – 1.7%
Elevance Health, Inc.	83,325	39,292,737
Life sciences tools and services – 0.7%
Thermo Fisher Scientific, Inc.	31,612	16,779,333
Pharmaceuticals – 0.6%
Elanco Animal Health, Inc. (A)	988,925	14,734,983
		147,604,044
Industrials – 6.1%
Electrical equipment – 2.2%
Regal Rexnord Corp.	282,611	41,832,080
Sensata Technologies Holding PLC	226,968	8,527,188
		50,359,268
Machinery – 1.6%
Parker-Hannifin Corp.	81,823	37,695,856
Trading companies and distributors – 2.3%
United Rentals, Inc.	93,179	53,430,702
		141,485,826
Information technology – 24.3%
Semiconductors and semiconductor equipment – 8.7%
Analog Devices, Inc.	375,451	74,549,551
NVIDIA Corp.	175,271	86,797,705
Texas Instruments, Inc.	223,994	38,182,017
		199,529,273
Software – 11.3%
Autodesk, Inc. (A)	143,756	35,001,711
Microsoft Corp.	71,611	26,928,600
Oracle Corp.	355,117	37,439,985
Roper Technologies, Inc.	70,448	38,406,136
Salesforce, Inc. (A)	281,086	73,964,970
Workday, Inc., Class A (A)	178,887	49,383,545
		261,124,947
Technology hardware, storage and peripherals – 4.3%
Apple, Inc.	508,907	97,979,865
		558,634,085
Materials – 1.2%
Chemicals – 1.2%
Axalta Coating Systems, Ltd. (A)	826,253	28,067,814
Real estate – 4.4%
Real estate management and development – 0.3%
Five Point Holdings LLC, Class A (A)	2,354,677	7,228,858
Specialized REITs – 4.1%
American Tower Corp.	34,627	7,475,277
Crown Castle, Inc.	748,545	86,224,899
		93,700,176
		100,929,034
TOTAL COMMON STOCKS (Cost $1,481,443,177)		$2,275,043,360

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.2%
Short-term funds – 1.2%
John Hancock Collateral Trust, 5.3645% (B)(C)	2,725,795	$27,258,499
TOTAL SHORT-TERM INVESTMENTS (Cost $27,260,303)		$27,258,499
Total Investments (Fundamental All Cap Core Trust) (Cost $1,508,703,480) – 100.0%		$2,302,301,859
Other assets and liabilities, net – (0.0%)		(1,150,507)
TOTAL NET ASSETS – 100.0%		$2,301,151,352
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Fundamental Large Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.5%
Communication services – 7.8%
Interactive media and services – 3.1%
Alphabet, Inc., Class A (A)	116,350	$16,252,932
Meta Platforms, Inc., Class A (A)	20,540	7,270,338
		23,523,270
Media – 4.7%
Charter Communications, Inc., Class A (A)	18,020	7,004,014
Comcast Corp., Class A	674,965	29,597,215
		36,601,229
		60,124,499
Consumer discretionary – 7.4%
Broadline retail – 1.6%
eBay, Inc.	285,688	12,461,711
Household durables – 3.8%
Lennar Corp., A Shares	195,906	29,197,830
Specialty retail – 2.0%
Avolta AG (A)	178,831	7,040,762
CarMax, Inc. (A)	110,897	8,510,236
		15,550,998
		57,210,539
Consumer staples – 7.9%
Beverages – 3.0%
Anheuser-Busch InBev SA/NV, ADR	215,540	13,928,195
Heineken Holding NV	112,010	9,484,348
		23,412,543
Consumer staples distribution and retail – 3.4%
Walmart, Inc.	164,542	25,940,046
Food products – 1.5%
Danone SA	184,413	11,964,442
		61,317,031
Energy – 6.8%
Oil, gas and consumable fuels – 6.8%
Cheniere Energy, Inc.	138,956	23,721,179
Chevron Corp.	66,988	9,991,930
Kinder Morgan, Inc.	199,703	3,522,761
Suncor Energy, Inc.	486,385	15,583,775
		52,819,645
Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financials – 20.7%
Banks – 8.6%
Bank of America Corp.	514,346	$17,318,030
Citigroup, Inc.	346,030	17,799,783
JPMorgan Chase & Co.	89,343	15,197,244
Wells Fargo & Company	326,109	16,051,085
		66,366,142
Capital markets – 11.6%
KKR & Company, Inc.	355,791	29,477,284
Morgan Stanley	121,521	11,331,833
Nasdaq, Inc.	336,952	19,590,389
State Street Corp.	245,470	19,014,106
The Goldman Sachs Group, Inc.	27,447	10,588,229
		90,001,841
Consumer finance – 0.5%
American Express Company	20,890	3,913,533
		160,281,516
Health care – 15.4%
Biotechnology – 2.0%
Gilead Sciences, Inc.	107,471	8,706,226
Moderna, Inc. (A)	69,258	6,887,708
		15,593,934
Health care equipment and supplies – 1.6%
Hologic, Inc. (A)	172,837	12,349,204
Health care providers and services – 4.8%
Elevance Health, Inc.	78,579	37,054,714
Life sciences tools and services – 1.4%
Danaher Corp.	46,843	10,836,660
Pharmaceuticals – 5.6%
Elanco Animal Health, Inc. (A)	939,416	13,997,298
GSK PLC, ADR	386,185	14,312,016
Merck & Company, Inc.	50,127	5,464,846
Novartis AG, ADR	92,943	9,384,455
		43,158,615
		118,993,127
Industrials – 13.6%
Aerospace and defense – 3.8%
Airbus SE	55,302	8,543,516
L3Harris Technologies, Inc.	42,061	8,858,888
RTX Corp.	143,230	12,051,372
		29,453,776
Electrical equipment – 0.8%
Sensata Technologies Holding PLC	162,252	6,095,808
Machinery – 5.5%
Fortive Corp.	177,176	13,045,469
Parker-Hannifin Corp.	64,049	29,507,374
		42,552,843
Trading companies and distributors – 3.5%
United Rentals, Inc.	47,176	27,051,662
		105,154,089
Information technology – 12.2%
Electronic equipment, instruments and components – 1.8%
Vontier Corp.	393,440	13,593,352
IT services – 1.1%
Cognizant Technology Solutions Corp., Class A	110,490	8,345,310
Semiconductors and semiconductor equipment – 2.0%
Analog Devices, Inc.	54,894	10,899,753

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	43,885	$4,564,040
		15,463,793
Software – 6.1%
Microsoft Corp.	39,179	14,732,871
Oracle Corp.	307,084	32,375,866
		47,108,737
Technology hardware, storage and peripherals – 1.2%
Samsung Electronics Company, Ltd.	157,290	9,546,998
		94,058,190
Materials – 2.2%
Chemicals – 2.2%
Axalta Coating Systems, Ltd. (A)	290,592	9,871,410
LyondellBasell Industries NV, Class A	73,401	6,978,967
		16,850,377
Real estate – 3.5%
Specialized REITs – 3.5%
Crown Castle, Inc.	233,059	26,846,066
TOTAL COMMON STOCKS (Cost $561,788,758)		$753,655,079
ESCROW CERTIFICATES - 0.0%
Sino-Forest Corp. (A)(B)	$3,244,100	0
TOTAL ESCROW CERTIFICATES (Cost $3)		$0
SHORT-TERM INVESTMENTS – 2.6%
Short-term funds – 2.6%
John Hancock Collateral Trust, 5.3645% (C)(D)	2,039,163	20,392,038
TOTAL SHORT-TERM INVESTMENTS (Cost $20,393,168)		$20,392,038
Total Investments (Fundamental Large Cap Value Trust) (Cost $582,181,929) – 100.1%		$774,047,117
Other assets and liabilities, net – (0.1%)		(681,000)
TOTAL NET ASSETS – 100.0%		$773,366,117
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Global Equity Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 94.9%
France - 15.2%
Air Liquide SA	26,625	$5,183,755
Capgemini SE	37,821	7,904,255
Carrefour SA	227,212	4,161,299
Cie de Saint-Gobain SA	117,882	8,693,462
Sanofi SA	76,744	7,626,247
Thales SA	28,531	4,224,656
TotalEnergies SE	108,454	7,374,751
		45,168,425
Ireland - 5.4%
Accenture PLC, Class A	19,359	6,793,267
CRH PLC	12,505	864,846
Global Equity Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ireland (continued)
CRH PLC (London Stock Exchange)	120,728	$8,308,404
		15,966,517
Japan - 10.3%
FANUC Corp.	221,455	6,499,511
Mitsubishi Estate Company, Ltd.	225,769	3,094,858
Sumitomo Mitsui Financial Group, Inc.	247,900	12,062,775
Sumitomo Mitsui Trust Holdings, Inc.	156,800	3,003,015
Tokyo Electric Power Company Holdings, Inc. (A)	1,105,200	5,783,646
		30,443,805
Netherlands - 5.2%
ING Groep NV	589,620	8,841,066
Koninklijke Ahold Delhaize NV	119,643	3,442,296
Stellantis NV	140,447	3,290,758
		15,574,120
Spain - 1.3%
Amadeus IT Group SA	52,400	3,763,442
Switzerland - 1.5%
Chubb, Ltd.	19,178	4,334,228
United Kingdom - 1.6%
Amcor PLC	141,316	1,362,286
Amcor PLC, CHESS Depositary Interest	79,654	771,756
Reckitt Benckiser Group PLC	37,288	2,572,996
		4,707,038
United States - 54.4%
Abbott Laboratories	51,297	5,646,261
Alphabet, Inc., Class A (A)	72,148	10,078,354
Analog Devices, Inc.	18,192	3,612,204
Apple, Inc.	45,113	8,685,606
Arthur J. Gallagher & Company	16,881	3,796,199
AutoZone, Inc. (A)	2,585	6,683,802
Bank of America Corp.	108,801	3,663,330
Cisco Systems, Inc.	88,393	4,465,614
ConocoPhillips	77,109	8,950,042
Corteva, Inc.	114,734	5,498,053
CSX Corp.	130,290	4,517,154
Darden Restaurants, Inc.	29,152	4,789,674
Electronic Arts, Inc.	20,925	2,862,749
Elevance Health, Inc.	15,242	7,187,518
Emerson Electric Company	38,198	3,717,811
Intercontinental Exchange, Inc.	37,853	4,861,461
Lowe's Companies, Inc.	29,136	6,484,217
McKesson Corp.	10,102	4,677,024
Microsoft Corp.	41,944	15,772,620
Oracle Corp.	43,479	4,583,991
Otis Worldwide Corp.	40,621	3,634,361
Philip Morris International, Inc.	90,233	8,489,121
T-Mobile US, Inc.	28,952	4,641,874
United Rentals, Inc.	6,119	3,508,757
Vertex Pharmaceuticals, Inc. (A)	9,090	3,698,630
Visa, Inc., Class A	11,376	2,961,742
Walmart, Inc.	26,270	4,141,466
Waste Management, Inc.	25,191	4,511,708
Wells Fargo & Company	103,275	5,083,196
		161,204,539
TOTAL COMMON STOCKS (Cost $240,656,638)		$281,162,114
PREFERRED SECURITIES - 3.4%
South Korea - 3.4%
Samsung Electronics Company, Ltd.	206,597	9,955,188
TOTAL PREFERRED SECURITIES (Cost $10,270,632)		$9,955,188

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Global Equity Trust (continued)
	Shares or Principal Amount	Value
ESCROW CERTIFICATES - 0.0%
Texas Competitive Electric Holdings Company LLC (A)(B)	$7,466,240	$0
TOTAL ESCROW CERTIFICATES (Cost $0)		$0
SHORT-TERM INVESTMENTS - 1.4%
Short-term funds - 1.4%
Federated Government Obligations Fund, Institutional Class, 5.2243% (C)	4,038,695	4,038,695
TOTAL SHORT-TERM INVESTMENTS (Cost $4,038,695)		$4,038,695
Total Investments (Global Equity Trust) (Cost $254,965,965) - 99.7%		$295,155,997
Other assets and liabilities, net - 0.3%		1,020,624
TOTAL NET ASSETS - 100.0%		$296,176,621
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
Health Sciences Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 97.9%
Financials – 0.1%
Insurance – 0.1%
Oscar Health, Inc., Class A (A)	29,110	$266,357
Health care – 97.8%
Biotechnology – 30.3%
AbbVie, Inc.	11,757	1,821,982
ACADIA Pharmaceuticals, Inc. (A)	23,741	743,331
Agios Pharmaceuticals, Inc. (A)	7,785	173,372
Akero Therapeutics, Inc. (A)	12,773	298,250
Alector, Inc. (A)	12,104	96,590
Alkermes PLC (A)	9,516	263,974
Allakos, Inc. (A)	23,363	63,781
Allogene Therapeutics, Inc. (A)	38,754	124,400
Alnylam Pharmaceuticals, Inc. (A)	21,428	4,101,533
Alpine Immune Sciences, Inc. (A)	3,700	70,522
ALX Oncology Holdings, Inc. (A)	7,200	107,208
Ambrx Biopharma, Inc. (A)	22,800	324,672
Amgen, Inc.	17,956	5,171,687
AnaptysBio, Inc. (A)	3,100	66,402
Apellis Pharmaceuticals, Inc. (A)	24,874	1,488,958
Apogee Therapeutics, Inc. (A)	12,842	358,805
Arcellx, Inc. (A)	7,340	407,370
Ardelyx, Inc. (A)	35,200	218,240
Argenx SE, ADR (A)	13,069	4,971,840
Ascendis Pharma A/S, ADR (A)	6,127	771,696
Aura Biosciences, Inc. (A)	10,426	92,374
Autolus Therapeutics PLC, ADR (A)	17,737	114,226
Avidity Biosciences, Inc. (A)	34,720	314,216
BeiGene, Ltd., ADR (A)	10,735	1,936,165
Bicycle Therapeutics PLC, ADR (A)	10,444	188,828
Biogen, Inc. (A)	5,921	1,532,177
Biohaven, Ltd. (A)	30,648	1,311,734
BioMarin Pharmaceutical, Inc. (A)	17,537	1,690,918
BioNTech SE, ADR (A)	138	14,565
Blueprint Medicines Corp. (A)	28,013	2,583,919
C4 Therapeutics, Inc. (A)	10,400	58,760
Cabaletta Bio, Inc. (A)	9,787	222,165
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Cargo Therapeutics, Inc. (A)	21,197	$490,711
Celldex Therapeutics, Inc. (A)	7,922	314,187
Centessa Pharmaceuticals PLC, ADR (A)	18,409	146,536
Crinetics Pharmaceuticals, Inc. (A)	15,126	538,183
CRISPR Therapeutics AG (A)	5,342	334,409
Cytokinetics, Inc. (A)	15,439	1,289,002
Day One Biopharmaceuticals, Inc. (A)	12,941	188,939
Denali Therapeutics, Inc. (A)	10,963	235,266
Disc Medicine, Inc. (A)	2,002	115,636
Entrada Therapeutics, Inc. (A)	11,625	175,421
Exact Sciences Corp. (A)	18,141	1,342,071
Exelixis, Inc. (A)	22,935	550,211
Generation Bio Company (A)	37,692	62,192
Genmab A/S (A)	1,987	633,561
Gossamer Bio, Inc. (A)	51,400	46,903
Ideaya Biosciences, Inc. (A)	15,911	566,113
IGM Biosciences, Inc. (A)	12,995	107,988
Immatics NV (A)	18,469	194,479
Immuneering Corp., Class A (A)	29,676	218,119
Immunocore Holdings PLC, ADR (A)	35,810	2,446,539
Immunome, Inc. (A)	15,728	168,290
Immunovant, Inc. (A)	6,978	293,983
Incyte Corp. (A)	9,373	588,531
Insmed, Inc. (A)	40,225	1,246,573
Intellia Therapeutics, Inc. (A)	5,609	171,018
Ionis Pharmaceuticals, Inc. (A)	24,477	1,238,291
Iovance Biotherapeutics, Inc. (A)	38,411	312,281
Karuna Therapeutics, Inc. (A)	8,678	2,746,674
Krystal Biotech, Inc. (A)	4,645	576,259
Kymera Therapeutics, Inc. (A)	20,416	519,791
Legend Biotech Corp., ADR (A)	26,141	1,572,904
Lyell Immunopharma, Inc. (A)	90,868	176,284
Madrigal Pharmaceuticals, Inc. (A)	2,059	476,411
Mirum Pharmaceuticals, Inc. (A)	7,791	229,990
Moderna, Inc. (A)	1,300	129,285
Monte Rosa Therapeutics, Inc. (A)	27,152	153,409
MoonLake Immunotherapeutics (A)	20,387	1,231,171
Morphic Holding, Inc. (A)	11,054	319,240
MorphoSys AG (A)	2,048	77,107
MorphoSys AG, ADR (A)	28,199	279,170
Neurocrine Biosciences, Inc. (A)	9,767	1,286,900
Nuvalent, Inc., Class A (A)	6,738	495,849
ORIC Pharmaceuticals, Inc. (A)	8,200	75,440
Pharming Group NV (A)	188,255	214,710
Prelude Therapeutics, Inc. (A)	17,428	74,418
Prime Medicine, Inc. (A)	12,784	113,266
Protagonist Therapeutics, Inc. (A)	15,253	349,751
Prothena Corp. PLC (A)	16,270	591,252
PTC Therapeutics, Inc. (A)	7,716	212,653
RAPT Therapeutics, Inc. (A)	15,712	390,443
Regeneron Pharmaceuticals, Inc. (A)	5,627	4,942,138
Relay Therapeutics, Inc. (A)	52,581	578,917
Replimune Group, Inc. (A)	29,973	252,672
REVOLUTION Medicines, Inc. (A)	28,781	825,439
Rhythm Pharmaceuticals, Inc. (A)	4,739	217,852
Rocket Pharmaceuticals, Inc. (A)	17,202	515,544
Roivant Sciences, Ltd. (A)	54,793	615,325
Sage Therapeutics, Inc. (A)	9,009	195,225
Sana Biotechnology, Inc. (A)	49,611	202,413
Sarepta Therapeutics, Inc. (A)	9,657	931,225
Scholar Rock Holding Corp. (A)	37,540	705,752
SpringWorks Therapeutics, Inc. (A)	20,969	765,369
Taysha Gene Therapies, Inc. (A)	17,400	30,798
Tenaya Therapeutics, Inc. (A)	24,566	79,594
Ultragenyx Pharmaceutical, Inc. (A)	24,545	1,173,742

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
United Therapeutics Corp. (A)	92	$20,230
Vaxcyte, Inc. (A)	14,879	934,401
Vertex Pharmaceuticals, Inc. (A)	17,825	7,252,814
Voyager Therapeutics, Inc. (A)	13,035	110,015
Xencor, Inc. (A)	16,855	357,832
Zai Lab, Ltd., ADR (A)	27,277	745,480
Zentalis Pharmaceuticals, Inc. (A)	18,049	273,442
		79,738,689
Health care equipment and supplies – 16.1%
Baxter International, Inc.	8,577	331,587
Becton, Dickinson and Company	14,017	3,417,765
Boston Scientific Corp. (A)	33,282	1,924,032
DexCom, Inc. (A)	15,349	1,904,657
Edwards Lifesciences Corp. (A)	25,624	1,953,830
Enovis Corp. (A)	3,737	209,347
Glaukos Corp. (A)	4,327	343,953
Hologic, Inc. (A)	26,061	1,862,058
Inspire Medical Systems, Inc. (A)	1,471	299,246
Insulet Corp. (A)	5,005	1,085,985
Intuitive Surgical, Inc. (A)	30,032	10,131,596
iRhythm Technologies, Inc. (A)	3,108	332,680
Lantheus Holdings, Inc. (A)	10,181	631,222
Masimo Corp. (A)	5,050	591,911
Novocure, Ltd. (A)	30,098	449,363
Orchestra BioMed Holdings, Inc. (A)	13,354	121,922
Penumbra, Inc. (A)	14,167	3,563,567
PROCEPT BioRobotics Corp. (A)	14,216	595,793
Shockwave Medical, Inc. (A)	8,818	1,680,358
Sonova Holding AG	1,721	562,849
Stryker Corp.	28,599	8,564,257
Teleflex, Inc.	4,242	1,057,700
Zimmer Biomet Holdings, Inc.	7,306	889,140
		42,504,818
Health care providers and services – 19.9%
agilon health, Inc. (A)	46,356	581,768
Alignment Healthcare, Inc. (A)	25,979	223,679
Cardinal Health, Inc.	5,915	596,232
Cencora, Inc.	3,354	688,845
Centene Corp. (A)	30,142	2,236,838
Elevance Health, Inc.	19,891	9,379,800
GeneDx Holdings Corp. (A)	918	2,525
Guardant Health, Inc. (A)	15,795	427,255
HCA Healthcare, Inc.	8,449	2,286,975
Humana, Inc.	8,950	4,097,400
McKesson Corp.	2,306	1,067,632
Molina Healthcare, Inc. (A)	13,022	4,704,979
Privia Health Group, Inc. (A)	14,295	329,214
Surgery Partners, Inc. (A)	16,697	534,137
Tenet Healthcare Corp. (A)	8,862	669,701
The Cigna Group	11,190	3,350,846
UnitedHealth Group, Inc.	40,423	21,281,489
		52,459,315
Health care technology – 0.7%
Schrodinger, Inc. (A)	10,487	375,435
Veeva Systems, Inc., Class A (A)	7,146	1,375,748
		1,751,183
Life sciences tools and services – 12.9%
10X Genomics, Inc., Class A (A)	26,050	1,457,758
Agilent Technologies, Inc.	22,897	3,183,370
Avantor, Inc. (A)	47,269	1,079,151
Bio-Techne Corp.	9,368	722,835
Bruker Corp.	13,754	1,010,644
Charles River Laboratories International, Inc. (A)	2,289	541,120
Health Sciences Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Danaher Corp.	31,648	$7,321,448
Evotec SE (A)	8,949	209,880
ICON PLC (A)	3,501	991,028
Illumina, Inc. (A)	3,070	427,467
IQVIA Holdings, Inc. (A)	3,524	815,383
Pacific Biosciences of California, Inc. (A)	59,731	585,961
Repligen Corp. (A)	5,299	952,760
Thermo Fisher Scientific, Inc.	23,419	12,430,571
West Pharmaceutical Services, Inc.	5,988	2,108,495
		33,837,871
Pharmaceuticals – 17.9%
Amylyx Pharmaceuticals, Inc. (A)	15,424	227,041
AN2 Therapeutics, Inc. (A)	2,600	53,274
Arvinas, Inc. (A)	17,091	703,466
Astellas Pharma, Inc.	28,200	335,390
AstraZeneca PLC, ADR	77,898	5,246,430
Axsome Therapeutics, Inc. (A)	2,686	213,779
Catalent, Inc. (A)	21,833	980,957
CymaBay Therapeutics, Inc. (A)	18,516	437,348
Daiichi Sankyo Company, Ltd.	20,100	550,272
Eli Lilly & Company	36,336	21,180,981
EyePoint Pharmaceuticals, Inc. (A)	15,686	362,503
Intra-Cellular Therapies, Inc. (A)	8,275	592,656
Jazz Pharmaceuticals PLC (A)	252	30,996
Longboard Pharmaceuticals, Inc. (A)	12,052	72,674
Merck & Company, Inc.	85,402	9,310,526
Novo Nordisk A/S, ADR	28,528	2,951,222
Pharvaris NV (A)	14,671	411,522
Pliant Therapeutics, Inc. (A)	13,685	247,835
Royalty Pharma PLC, Class A	19,696	553,261
Structure Therapeutics, Inc., ADR (A)	14,266	581,482
WaVe Life Sciences, Ltd. (A)	28,947	146,182
Zoetis, Inc.	9,249	1,825,475
		47,015,272
		257,307,148
Materials – 0.0%
Chemicals – 0.0%
Ginkgo Bioworks Holdings, Inc. (A)	78,858	133,270
TOTAL COMMON STOCKS (Cost $204,128,847)		$257,706,775
PREFERRED SECURITIES – 0.5%
Health care – 0.5%
Life sciences tools and services – 0.5%
Sartorius AG	3,221	1,182,818
TOTAL PREFERRED SECURITIES (Cost $752,990)		$1,182,818
WARRANTS – 0.0%
GeneDx Holdings Corp. (Expiration Date: 7-22-26; Strike Price: $11.50) (A)	4,862	58
REVOLUTION Medicines, Inc. (Expiration Date: 11-14-28; Strike Price: $11.50) (A)	4,502	1,486
SomaLogic, Inc. (Expiration Date: 8-31-26; Strike Price: $11.50) (A)	2,050	246
TOTAL WARRANTS (Cost $29,139)		$1,790

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Health Sciences Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.2%
Short-term funds – 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (B)	671,748	$671,748
T. Rowe Price Government Reserve Fund, 5.3873% (B)	5,090,968	5,090,968
TOTAL SHORT-TERM INVESTMENTS (Cost $5,762,716)		$5,762,716
Total Investments (Health Sciences Trust) (Cost $210,673,692) – 100.6%		$264,654,099
Other assets and liabilities, net – (0.6%)		(1,461,117)
TOTAL NET ASSETS – 100.0%		$263,192,982
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
International Equity Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 95.5%
Australia - 4.7%
Ampol, Ltd.	8,214	$202,435
ANZ Group Holdings, Ltd.	103,645	1,831,202
APA Group	40,668	236,669
Aristocrat Leisure, Ltd.	20,772	577,119
ASX, Ltd.	6,673	286,692
Aurizon Holdings, Ltd.	63,445	164,255
BHP Group, Ltd.	173,263	5,919,460
BlueScope Steel, Ltd.	15,384	245,259
Brambles, Ltd.	49,445	458,300
carsales.com, Ltd.	12,240	259,381
Cochlear, Ltd.	2,361	480,335
Coles Group, Ltd.	45,978	505,071
Commonwealth Bank of Australia	57,296	4,366,928
Computershare, Ltd.	18,728	311,922
CSL, Ltd.	16,512	3,218,998
Dexus	39,487	206,365
EBOS Group, Ltd.	5,589	125,346
Endeavour Group, Ltd.	46,231	164,180
Fortescue, Ltd.	58,369	1,150,881
Goodman Group	57,954	997,785
IDP Education, Ltd.	7,195	98,148
IGO, Ltd.	23,272	143,428
Insurance Australia Group, Ltd.	88,042	340,315
Macquarie Group, Ltd.	12,682	1,587,555
Medibank Private, Ltd.	99,625	241,866
Mineral Resources, Ltd.	5,861	279,180
Mirvac Group	141,329	201,058
National Australia Bank, Ltd.	106,021	2,215,932
Northern Star Resources, Ltd.	39,419	365,733
Orica, Ltd.	15,382	167,206
Origin Energy, Ltd.	60,705	350,310
Pilbara Minerals, Ltd.	86,630	232,525
Qantas Airways, Ltd. (A)	31,854	116,682
QBE Insurance Group, Ltd.	50,892	515,668
Ramsay Health Care, Ltd.	6,743	241,886
REA Group, Ltd.	1,952	240,700
Reece, Ltd.	7,679	117,128
Rio Tinto, Ltd.	12,795	1,184,788
Santos, Ltd.	110,903	576,640
Scentre Group	178,901	364,316
SEEK, Ltd.	11,910	216,679
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Sonic Healthcare, Ltd.	16,282	$355,773
South32, Ltd.	112,851	255,228
South32, Ltd. (London Stock Exchange)	48,980	110,905
Stockland	87,409	265,079
Suncorp Group, Ltd.	43,519	412,097
Telstra Group, Ltd.	142,830	385,967
The GPT Group	71,628	226,055
The Lottery Corp., Ltd.	82,609	272,576
Transurban Group	105,808	988,710
Treasury Wine Estates, Ltd.	29,128	214,309
Vicinity, Ltd.	148,057	205,668
Washington H. Soul Pattinson & Company, Ltd.	7,463	166,721
Wesfarmers, Ltd.	39,081	1,519,817
Westpac Banking Corp.	119,614	1,866,274
WiseTech Global, Ltd.	5,291	271,188
Woodside Energy Group, Ltd.	64,951	1,371,545
Woolworths Group, Ltd.	41,774	1,059,804
		41,454,042
Austria - 0.1%
Erste Group Bank AG	11,747	475,810
OMV AG	5,543	243,186
Verbund AG	2,442	226,303
voestalpine AG	4,357	137,184
		1,082,483
Belgium - 0.5%
Ageas SA/NV	5,462	237,436
Anheuser-Busch InBev SA/NV	29,951	1,933,276
D'ieteren Group	850	166,270
Elia Group SA/NV	1,148	143,701
Groupe Bruxelles Lambert NV	3,220	253,584
KBC Group NV	8,597	557,938
Lotus Bakeries NV	14	127,244
Sofina SA	537	133,888
Syensqo SA (A)	2,508	260,978
UCB SA	4,152	361,936
Umicore SA	7,155	196,812
Warehouses De Pauw CVA	5,227	164,536
		4,537,599
Brazil - 1.1%
Ambev SA	159,630	448,626
Atacadao SA	13,900	35,620
B3 SA - Brasil Bolsa Balcao	196,921	589,182
Banco Bradesco SA	51,324	161,585
Banco BTG Pactual SA	37,204	287,755
Banco do Brasil SA	28,713	327,312
Banco Santander Brasil SA	14,000	92,585
BB Seguridade Participacoes SA	24,400	169,464
CCR SA	40,100	117,042
Centrais Eletricas Brasileiras SA	41,047	355,593
Centrais Eletricas Brasileiras SA, ADR	1,429	13,604
Cia de Saneamento Basico do Estado de Sao Paulo	11,270	173,217
Cia Siderurgica Nacional SA	10,900	43,500
Cia Siderurgica Nacional SA, ADR	11,800	46,374
Cosan SA	40,344	158,914
CPFL Energia SA	7,900	62,648
Energisa SA	6,100	67,608
Eneva SA (A)	29,700	83,243
Engie Brasil Energia SA	7,275	67,873
Equatorial Energia SA	34,904	256,765
Hapvida Participacoes e Investimentos SA (A)(B)	167,399	153,237
Hypera SA	14,108	103,916

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
JBS SA	34,073	$172,990
Klabin SA	24,000	109,783
Localiza Rent a Car SA	30,607	400,731
Lojas Renner SA	32,186	115,491
Magazine Luiza SA (A)	94,607	42,062
Natura & Company Holding SA (A)	26,929	92,335
Petroleo Brasileiro SA	125,929	1,005,567
PRIO SA	24,100	227,978
Raia Drogasil SA	44,036	266,577
Rede D'Or Sao Luiz SA (B)	19,600	116,123
Rumo SA	45,451	214,862
Sendas Distribuidora SA	46,190	127,968
Suzano SA	22,263	253,527
Suzano SA, ADR	3,164	35,943
Telefonica Brasil SA	9,652	106,023
Telefonica Brasil SA, ADR	6,017	65,826
TIM SA	28,020	103,188
TOTVS SA	17,746	123,075
Ultrapar Participacoes SA	25,400	137,789
Vale SA	115,150	1,823,824
Vibra Energia SA	44,000	206,097
WEG SA	56,116	426,298
		9,989,720
Canada - 7.4%
Agnico Eagle Mines, Ltd.	17,012	932,736
Air Canada (A)	7,300	102,967
Algonquin Power & Utilities Corp.	21,873	138,001
Alimentation Couche-Tard, Inc.	26,600	1,566,430
AltaGas, Ltd.	9,500	199,457
ARC Resources, Ltd.	20,700	307,286
Bank of Montreal	24,963	2,470,019
Barrick Gold Corp.	41,577	751,182
Barrick Gold Corp. (London Stock Exchange)	18,057	323,388
BCE, Inc.	2,924	115,124
Brookfield Asset Management, Ltd., Class A	12,268	492,738
Brookfield Corp. (A)	47,672	1,912,205
BRP, Inc.	1,300	93,027
CAE, Inc. (A)	12,000	259,009
Cameco Corp.	15,100	651,042
Canadian Apartment Properties REIT	3,400	125,218
Canadian Imperial Bank of Commerce	31,242	1,504,275
Canadian National Railway Company	19,000	2,388,174
Canadian Natural Resources, Ltd.	37,460	2,454,174
Canadian Pacific Kansas City, Ltd.	31,600	2,500,241
Canadian Tire Corp., Ltd., Class A	1,800	191,160
Canadian Utilities, Ltd., Class A	4,600	110,708
CCL Industries, Inc., Class B	5,400	242,848
Cenovus Energy, Inc.	47,972	799,382
CGI, Inc. (A)	7,200	771,322
Constellation Software, Inc.	700	1,735,549
Dollarama, Inc.	9,700	699,032
Element Fleet Management Corp.	13,500	219,660
Emera, Inc.	9,500	360,628
Empire Company, Ltd., Class A	6,200	164,001
Enbridge, Inc.	72,700	2,617,101
Fairfax Financial Holdings, Ltd.	719	663,360
First Quantum Minerals, Ltd.	20,054	164,210
FirstService Corp.	1,500	242,991
Fortis, Inc.	17,251	709,673
Franco-Nevada Corp.	6,636	735,041
George Weston, Ltd.	2,399	297,827
GFL Environmental, Inc.	7,900	272,525
Gildan Activewear, Inc.	6,000	198,423
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Great-West Lifeco, Inc.	9,900	$327,696
Hydro One, Ltd. (B)	11,900	356,537
iA Financial Corp., Inc.	3,500	238,599
IGM Financial, Inc.	3,000	79,265
Imperial Oil, Ltd.	7,230	411,849
Intact Financial Corp.	5,900	907,720
Ivanhoe Mines, Ltd., Class A (A)	23,800	230,806
Keyera Corp.	8,500	205,468
Kinross Gold Corp.	45,229	273,753
Loblaw Companies, Ltd.	5,540	536,335
Lundin Mining Corp.	26,000	212,701
Magna International, Inc.	9,200	543,578
Manulife Financial Corp. (C)	62,100	1,372,241
MEG Energy Corp. (A)	9,800	175,062
Metro, Inc.	7,957	411,887
National Bank of Canada	11,500	876,571
Northland Power, Inc.	8,100	147,139
Nutrien, Ltd.	16,890	951,540
Onex Corp.	2,700	188,545
Open Text Corp.	9,700	407,677
Pan American Silver Corp.	12,300	200,784
Parkland Corp.	5,416	174,573
Pembina Pipeline Corp.	18,698	643,751
Power Corp. of Canada	20,512	586,544
Quebecor, Inc., Class B	6,400	152,242
Restaurant Brands International, Inc.	10,046	784,923
RioCan Real Estate Investment Trust	6,300	88,529
Rogers Communications, Inc., Class B	12,100	566,441
Royal Bank of Canada	47,534	4,807,031
Saputo, Inc.	9,100	184,259
Shopify, Inc., Class A (A)	41,100	3,199,786
Stantec, Inc.	3,800	305,078
Sun Life Financial, Inc.	19,800	1,026,871
Suncor Energy, Inc.	45,035	1,442,765
TC Energy Corp.	34,446	1,345,553
Teck Resources, Ltd., Class B	16,161	683,127
TELUS Corp.	16,111	286,701
TFI International, Inc.	2,700	367,268
The Bank of Nova Scotia	40,325	1,962,916
The Descartes Systems Group, Inc. (A)	2,900	243,656
The Toronto-Dominion Bank	61,684	3,985,800
Thomson Reuters Corp.	5,454	797,406
TMX Group, Ltd.	10,000	241,878
Toromont Industries, Ltd.	3,200	280,382
Tourmaline Oil Corp.	10,700	481,199
West Fraser Timber Company, Ltd.	2,100	179,658
Wheaton Precious Metals Corp.	15,570	768,130
WSP Global, Inc.	4,300	602,756
		65,727,110
Chile - 0.2%
Antofagasta PLC	15,127	323,445
Banco de Chile	1,538,226	180,782
Banco de Credito e Inversiones SA	2,615	70,761
Banco Santander Chile, ADR	5,508	107,351
Cencosud SA	42,702	80,252
Empresas CMPC SA	38,455	74,167
Empresas COPEC SA	13,196	96,034
Enel Americas SA (A)	726,053	80,296
Enel Chile SA, ADR	18,222	59,039
Falabella SA (A)	29,974	74,856
Latam Airlines Group SA (A)	6,198,376	67,138
Sociedad Quimica y Minera de Chile SA, ADR (D)	4,430	266,775
		1,480,896

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China - 6.2%
360 Security Technology, Inc., Class A (A)	14,500	$18,407
37 Interactive Entertainment Network Technology Group Company, Ltd., Class A	4,700	12,470
3SBio, Inc. (A)(B)	62,000	59,788
AAC Technologies Holdings, Inc.	27,342	81,254
Advanced Micro-Fabrication Equipment, Inc., Class A	1,253	27,124
AECC Aviation Power Company, Ltd., Class A	3,600	18,967
Agricultural Bank of China, Ltd., Class A	165,700	85,043
Agricultural Bank of China, Ltd., H Shares	1,000,000	385,737
Aier Eye Hospital Group Company, Ltd., Class A	19,585	43,727
Air China, Ltd., Class A (A)	23,600	24,425
Air China, Ltd., H Shares (A)	84,534	53,514
Akeso, Inc. (A)(B)	16,000	95,135
Alibaba Group Holding, Ltd.	544,400	5,243,956
Alibaba Group Holding, Ltd., ADR	1,300	100,763
Aluminum Corp. of China, Ltd., A Shares	29,100	23,144
Aluminum Corp. of China, Ltd., H Shares	131,220	65,602
Anhui Conch Cement Company, Ltd., Class A	8,900	28,311
Anhui Conch Cement Company, Ltd., H Shares	44,290	102,272
Anhui Gujing Distillery Company, Ltd., B Shares	3,600	54,815
Anhui Gujing Distillery Company, Ltd., Class A	900	29,559
Anhui Yingjia Distillery Company, Ltd., Class A	1,400	13,089
ANTA Sports Products, Ltd.	43,000	417,930
Asymchem Laboratories Tianjin Company, Ltd., Class A	700	11,452
Autohome, Inc., ADR	2,600	72,956
AVIC Industry-Finance Holdings Company, Ltd., Class A	20,000	8,773
AviChina Industry & Technology Company, Ltd., H Shares	72,000	30,869
Baidu, Inc., Class A (A)	76,200	1,134,307
Bank of Beijing Company, Ltd., Class A	47,000	30,016
Bank of Chengdu Company, Ltd., Class A	7,700	12,225
Bank of China, Ltd., Class A	78,100	43,939
Bank of China, Ltd., H Shares	2,720,563	1,033,765
Bank of Communications Company, Ltd., Class A	87,300	70,673
Bank of Communications Company, Ltd., H Shares	292,527	182,603
Bank of Hangzhou Company, Ltd., Class A	11,400	16,090
Bank of Jiangsu Company, Ltd., Class A	33,410	31,515
Bank of Nanjing Company, Ltd., Class A	13,600	14,151
Bank of Ningbo Company, Ltd., Class A	13,750	39,021
Bank of Shanghai Company, Ltd., Class A	31,610	26,607
Baoshan Iron & Steel Company, Ltd., Class A	41,300	34,542
Beijing Kingsoft Office Software, Inc., Class A	935	41,652
Beijing Tiantan Biological Products Corp., Ltd., Class A	3,400	14,828
Beijing Tongrentang Company, Ltd., Class A	2,800	21,199
Beijing-Shanghai High Speed Railway Company, Ltd., Class A	100,700	69,846
Bilibili, Inc., ADR (A)(D)	5,800	70,586
Bilibili, Inc., Class Z (A)	520	6,315
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
BOE Technology Group Company, Ltd., Class A	75,300	$41,408
BYD Company, Ltd., Class A	4,000	111,684
BYD Company, Ltd., H Shares	35,605	982,151
BYD Electronic International Company, Ltd.	26,500	124,252
Cambricon Technologies Corp., Ltd., Class A (A)	844	16,016
CGN Power Company, Ltd., Class A	32,300	14,165
CGN Power Company, Ltd., H Shares (B)	364,000	95,136
Changchun High & New Technology Industry Group, Inc., Class A	800	16,440
Chaozhou Three-Circle Group Company, Ltd., Class A	3,900	16,187
China Cinda Asset Management Company, Ltd., H Shares	304,800	30,451
China CITIC Bank Corp., Ltd., H Shares	310,800	146,582
China Coal Energy Company, Ltd., H Shares	70,000	63,716
China Communications Services Corp., Ltd., H Shares	129,600	53,743
China Construction Bank Corp., Class A	15,400	14,140
China Construction Bank Corp., H Shares	3,285,914	1,954,628
China CSSC Holdings, Ltd., Class A	9,100	37,779
China Eastern Airlines Corp., Ltd., Class A (A)	15,800	8,646
China Energy Engineering Corp., Ltd., Class A	65,700	19,454
China Everbright Bank Company, Ltd., Class A	88,600	36,233
China Everbright Bank Company, Ltd., H Shares	120,000	35,658
China Feihe, Ltd. (B)	119,000	65,109
China Galaxy Securities Company, Ltd., Class A	9,000	15,298
China Galaxy Securities Company, Ltd., H Shares	129,500	68,509
China Greatwall Technology Group Company, Ltd., Class A	6,500	9,269
China Hongqiao Group, Ltd.	78,000	63,868
China Huishan Dairy Holdings Company, Ltd. (A)(E)	225,000	0
China International Capital Corp., Ltd., Class A	4,000	21,463
China International Capital Corp., Ltd., H Shares (B)	52,000	76,402
China Jushi Company, Ltd., Class A	8,100	11,227
China Life Insurance Company, Ltd., Class A	4,500	18,004
China Life Insurance Company, Ltd., H Shares	255,624	331,966
China Literature, Ltd. (A)(B)	14,000	52,208
China Longyuan Power Group Corp., Ltd., H Shares	114,000	86,570
China Mengniu Dairy Company, Ltd. (A)	108,004	290,953
China Merchants Bank Company, Ltd., Class A	45,900	180,106
China Merchants Bank Company, Ltd., H Shares	133,823	465,507
China Merchants Energy Shipping Company, Ltd., Class A	16,500	13,671
China Merchants Securities Company, Ltd., Class A	16,510	31,762
China Merchants Shekou Industrial Zone Holdings Company, Ltd., Class A	17,600	23,680

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Minsheng Banking Corp., Ltd., Class A	78,880	$41,593
China Minsheng Banking Corp., Ltd., H Shares	194,496	66,028
China National Building Material Company, Ltd., H Shares	138,000	59,096
China National Nuclear Power Company, Ltd., Class A	38,300	40,502
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	7,300	19,896
China Oilfield Services, Ltd., H Shares	56,000	57,237
China Pacific Insurance Group Company, Ltd., Class A	14,000	47,008
China Pacific Insurance Group Company, Ltd., H Shares	94,100	190,355
China Petroleum & Chemical Corp., Class A	56,700	44,606
China Petroleum & Chemical Corp., H Shares	873,361	457,688
China Railway Group, Ltd., Class A	30,000	24,037
China Railway Group, Ltd., H Shares	144,000	64,208
China Resources Microelectronics, Ltd., Class A	2,675	16,850
China Resources Mixc Lifestyle Services, Ltd. (B)	23,400	83,460
China Resources Pharmaceutical Group, Ltd. (B)	53,000	34,840
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	2,000	14,027
China Shenhua Energy Company, Ltd., Class A	13,400	59,271
China Shenhua Energy Company, Ltd., H Shares	113,500	389,240
China Southern Airlines Company, Ltd., Class A (A)	13,800	11,210
China Southern Airlines Company, Ltd., H Shares (A)	64,000	27,144
China State Construction Engineering Corp., Ltd., Class A	93,340	63,327
China Three Gorges Renewables Group Company, Ltd., Class A	58,700	36,170
China Tourism Group Duty Free Corp., Ltd., Class A	4,300	50,758
China Tourism Group Duty Free Corp., Ltd., H Shares (B)	2,800	27,527
China Tower Corp., Ltd., H Shares (B)	1,496,000	157,241
China United Network Communications, Ltd., Class A	64,400	39,757
China Vanke Company, Ltd., Class A	21,600	31,892
China Vanke Company, Ltd., H Shares	74,500	68,951
China Yangtze Power Company, Ltd., Class A	48,900	160,942
China Zheshang Bank Company, Ltd., Class A	43,700	15,525
Chinasoft International, Ltd. (A)	96,000	73,688
Chongqing Changan Automobile Company, Ltd., Class A	16,800	39,873
Chongqing Zhifei Biological Products Company, Ltd., Class A	4,650	40,053
CITIC Securities Company, Ltd., Class A	25,185	72,375
CITIC Securities Company, Ltd., H Shares	61,825	126,317
CITIC, Ltd.	207,967	207,937
CMOC Group, Ltd., Class A	28,400	20,813
CMOC Group, Ltd., H Shares	129,000	70,573
CNPC Capital Company, Ltd., Class A	17,300	13,165
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Contemporary Amperex Technology Company, Ltd., Class A	8,820	$203,041
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	44,000	41,517
COSCO SHIPPING Holdings Company, Ltd., Class A	26,000	35,106
COSCO SHIPPING Holdings Company, Ltd., H Shares	119,600	120,254
Country Garden Holdings Company, Ltd. (A)	420,117	42,047
Country Garden Services Holdings Company, Ltd.	69,000	59,751
CRRC Corp., Ltd., Class A	49,300	36,553
CRRC Corp., Ltd., H Shares	145,000	63,919
CSC Financial Company, Ltd., Class A	6,200	20,684
CSPC Innovation Pharmaceutical Company, Ltd., Class A	2,400	12,387
CSPC Pharmaceutical Group, Ltd.	303,120	282,120
Daqin Railway Company, Ltd., Class A	30,700	31,205
Daqo New Energy Corp., ADR (A)	2,500	66,500
Dongfeng Motor Group Company, Ltd., H Shares	91,220	45,457
East Buy Holding, Ltd. (A)(B)	13,500	48,100
East Money Information Company, Ltd., Class A	30,896	61,217
Eastroc Beverage Group Company, Ltd., Class A	500	12,865
Ecovacs Robotics Company, Ltd., Class A	2,300	13,437
ENN Energy Holdings, Ltd.	26,600	196,426
Eve Energy Company, Ltd., Class A	4,181	24,893
Everbright Securities Company, Ltd., Class A	8,700	18,912
Flat Glass Group Company, Ltd., H Shares	23,000	38,822
Focus Media Information Technology Company, Ltd., Class A	32,700	29,164
Foshan Haitian Flavouring & Food Company, Ltd., Class A	10,296	55,112
Fosun International, Ltd.	85,000	49,969
Founder Securities Company, Ltd., Class A	16,700	18,968
Foxconn Industrial Internet Company, Ltd., Class A	27,100	57,731
Fuyao Glass Industry Group Company, Ltd., Class A	4,500	23,718
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	20,800	101,285
Ganfeng Lithium Group Company, Ltd., Class A	3,360	20,273
Ganfeng Lithium Group Company, Ltd., H Shares (B)	12,039	45,483
GD Power Development Company, Ltd., Class A	36,100	21,172
GDS Holdings, Ltd., ADR (A)	3,400	31,008
GDS Holdings, Ltd., Class A (A)	2,800	3,169
Gemdale Corp., Class A	7,300	4,492
Genscript Biotech Corp. (A)	40,000	101,803
GF Securities Company, Ltd., Class A	13,200	26,601
GF Securities Company, Ltd., H Shares	47,800	57,240
GigaDevice Semiconductor, Inc., Class A	1,372	17,860
GoerTek, Inc., Class A	5,200	15,395
Goldwind Science & Technology Company, Ltd., Class A	7,700	8,682
Great Wall Motor Company, Ltd., Class A	5,000	17,786
Great Wall Motor Company, Ltd., H Shares	104,500	135,844

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Gree Electric Appliances, Inc. of Zhuhai, Class A	5,700	$25,875
Greentown China Holdings, Ltd.	29,000	29,574
Guangdong Haid Group Company, Ltd., Class A	3,500	22,162
Guanghui Energy Company, Ltd., Class A	13,500	13,584
Guangzhou Automobile Group Company, Ltd., Class A	10,000	12,337
Guangzhou Automobile Group Company, Ltd., H Shares	100,310	46,645
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., Class A	2,300	9,274
Guangzhou Tinci Materials Technology Company, Ltd., Class A	3,900	13,786
Guosen Securities Company, Ltd., Class A	6,600	7,949
Guotai Junan Securities Company, Ltd., Class A	16,700	35,043
H World Group, Ltd., ADR	7,100	237,424
Haidilao International Holding, Ltd. (B)	56,000	104,467
Haier Smart Home Company, Ltd., Class A	13,600	40,291
Haier Smart Home Company, Ltd., H Shares	83,800	236,704
Hainan Airlines Holding Company, Ltd., Class A (A)	87,600	16,920
Haitian International Holdings, Ltd.	21,000	51,983
Haitong Securities Company, Ltd., Class A	18,000	23,785
Haitong Securities Company, Ltd., H Shares	113,200	60,475
Hangzhou First Applied Material Company, Ltd., Class A	5,488	18,788
Hangzhou Silan Microelectronics Company, Ltd., Class A	2,600	8,366
Hangzhou Tigermed Consulting Company, Ltd., A Shares	1,700	13,165
Hansoh Pharmaceutical Group Company, Ltd. (B)	40,000	80,843
Henan Shuanghui Investment & Development Company, Ltd., Class A	4,400	16,581
Hengan International Group Company, Ltd.	25,000	93,061
Hengli Petrochemical Company, Ltd., Class A (A)	9,500	17,632
Hithink RoyalFlush Information Network Company, Ltd., Class A	900	19,923
Horizon Construction Development, Ltd. (A)	2,444	1,439
Hoyuan Green Energy Company, Ltd., Class A	2,151	10,087
Hua Hong Semiconductor, Ltd. (A)(B)	20,000	48,334
Huadong Medicine Company, Ltd., Class A	2,800	16,378
Hualan Biological Engineering, Inc., Class A	4,030	12,573
Huaneng Power International, Inc., Class A (A)	18,600	20,191
Huaneng Power International, Inc., H Shares (A)	149,436	79,274
Huatai Securities Company, Ltd., Class A	16,400	32,273
Huatai Securities Company, Ltd., H Shares (B)	48,800	61,663
Huaxia Bank Company, Ltd., Class A	28,500	22,582
Huayu Automotive Systems Company, Ltd., Class A	5,100	11,705
Huizhou Desay Sv Automotive Company, Ltd., Class A	1,100	20,085
Hundsun Technologies, Inc., Class A	3,075	12,463
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Hygeia Healthcare Holdings Company, Ltd. (B)	11,400	$51,606
Hygon Information Technology Company, Ltd., Class A	3,973	39,712
IEIT Systems Company, Ltd., Class A	3,248	15,179
Iflytek Company, Ltd., Class A	4,700	30,694
Imeik Technology Development Company, Ltd., Class A	400	16,584
Industrial & Commercial Bank of China, Ltd., Class A	120,000	80,874
Industrial & Commercial Bank of China, Ltd., H Shares	2,198,735	1,071,539
Industrial Bank Company, Ltd., Class A	46,200	105,606
Industrial Securities Company, Ltd., Class A	14,900	12,334
Ingenic Semiconductor Company, Ltd., Class A	2,800	25,511
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A (A)	48,800	10,042
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	13,600	51,316
Inner Mongolia Yitai Coal Company, Ltd., Class B	36,400	56,082
Innovent Biologics, Inc. (A)(B)	39,000	213,582
iQIYI, Inc., ADR (A)	15,000	73,200
JA Solar Technology Company, Ltd., Class A	6,272	18,332
JCET Group Company, Ltd., Class A	3,600	15,146
JD Health International, Inc. (A)(B)	38,200	191,754
JD Logistics, Inc. (A)(B)	67,000	84,017
JD.com, Inc., Class A	79,273	1,144,947
Jiangsu Eastern Shenghong Company, Ltd., Class A	13,400	18,132
Jiangsu Expressway Company, Ltd., H Shares	41,145	37,022
Jiangsu Hengli Hydraulic Company, Ltd., Class A	2,960	22,827
Jiangsu Hengrui Pharmaceuticals Company, Ltd., Class A	14,198	90,602
Jiangsu King's Luck Brewery JSC, Ltd., Class A	2,800	19,256
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., Class A	3,400	52,741
Jiangxi Copper Company, Ltd., H Shares	39,075	55,272
Jinko Solar Company, Ltd., Class A	13,511	16,868
Kanzhun, Ltd., ADR	7,400	122,914
KE Holdings, Inc., ADR	22,300	361,483
Kingdee International Software Group Company, Ltd. (A)	89,000	129,923
Kingsoft Corp., Ltd.	32,800	101,399
Kuaishou Technology (A)(B)	78,500	534,132
Kweichow Moutai Company, Ltd., Class A	2,600	632,898
Lenovo Group, Ltd.	257,436	360,266
Lens Technology Company, Ltd., Class A	7,300	13,578
Lepu Medical Technology Beijing Company, Ltd., Class A	4,000	9,115
Li Auto, Inc., Class A (A)	39,200	734,456
Li Ning Company, Ltd.	80,500	216,033
Lingyi iTech Guangdong Company, Class A	12,700	12,089
Longfor Group Holdings, Ltd. (B)	65,779	105,568
LONGi Green Energy Technology Company, Ltd., Class A	15,064	48,634
Lufax Holding, Ltd., ADR	7,200	22,104

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Luxshare Precision Industry Company, Ltd., Class A	15,495	$75,243
Luzhou Laojiao Company, Ltd., Class A	3,300	83,645
Mango Excellent Media Company, Ltd., Class A	3,300	11,729
Maxscend Microelectronics Company, Ltd., Class A	1,440	28,606
Meinian Onehealth Healthcare Holdings Company, Ltd., Class A (A)	8,300	7,035
Meituan, Class B (A)(B)	173,400	1,820,488
Metallurgical Corp. of China, Ltd., Class A	28,700	12,380
Microport Scientific Corp. (A)	25,019	26,989
MINISO Group Holding, Ltd., ADR	13,000	265,200
Minth Group, Ltd.	26,000	52,588
Montage Technology Company, Ltd., Class A	2,305	19,067
Muyuan Foods Company, Ltd., Class A	9,282	53,927
NARI Technology Company, Ltd., Class A	17,798	55,997
National Silicon Industry Group Company, Ltd., Class A (A)	5,536	13,518
NAURA Technology Group Company, Ltd., Class A	1,100	38,088
NetEase, Inc.	66,100	1,192,549
New China Life Insurance Company, Ltd., Class A	4,600	20,207
New China Life Insurance Company, Ltd., H Shares	29,500	57,556
New Hope Liuhe Company, Ltd., Class A (A)	6,800	8,941
New Oriental Education & Technology Group, Inc. (A)	51,000	371,772
Ningbo Tuopu Group Company, Ltd., Class A	2,200	22,757
Ningxia Baofeng Energy Group Company, Ltd., Class A	14,900	31,033
NIO, Inc., ADR (A)(D)	46,800	424,476
Nongfu Spring Company, Ltd., H Shares (B)	68,800	398,112
Orient Securities Company, Ltd., Class A	12,288	15,076
Perfect World Company, Ltd., Class A	4,350	7,257
PetroChina Company, Ltd., Class A	36,000	35,826
PetroChina Company, Ltd., H Shares	712,261	470,655
Pharmaron Beijing Company, Ltd., Class A	3,000	12,246
PICC Property & Casualty Company, Ltd., H Shares	252,363	300,316
Ping An Bank Company, Ltd., Class A	38,200	50,582
Ping An Healthcare and Technology Company, Ltd. (A)(B)	17,400	39,653
Ping An Insurance Group Company of China, Ltd., Class A	24,100	137,106
Ping An Insurance Group Company of China, Ltd., H Shares	226,290	1,024,483
Piotech, Inc., Class A	384	12,518
Poly Developments and Holdings Group Company, Ltd., Class A	26,500	37,019
Pop Mart International Group, Ltd. (B)	19,200	49,818
Postal Savings Bank of China Company, Ltd., Class A	58,900	36,137
Postal Savings Bank of China Company, Ltd., H Shares (B)	331,000	158,261
Power Construction Corp. of China, Ltd., Class A	20,500	14,133
Qifu Technology, Inc., ADR	3,800	60,116
Qinghai Salt Lake Industry Company, Ltd., Class A (A)	11,000	24,741
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Raytron Technology Company, Ltd., Class A	2,601	$16,213
Rongsheng Petrochemical Company, Ltd., Class A	13,950	20,361
SAIC Motor Corp., Ltd., Class A	17,300	33,004
Sanan Optoelectronics Company, Ltd., Class A	10,100	19,716
Sangfor Technologies, Inc., Class A (A)	700	7,133
Sany Heavy Equipment International Holdings Company, Ltd.	38,000	36,779
Sany Heavy Industry Company, Ltd., Class A	18,600	36,116
Satellite Chemical Company, Ltd., Class A (A)	6,800	14,150
SDIC Power Holdings Company, Ltd., Class A	15,100	28,052
Seazen Holdings Company, Ltd., Class A (A)	5,000	8,055
Seres Group Company, Ltd., Class A (A)	3,100	33,297
SF Holding Company, Ltd., Class A	10,100	57,600
Shaanxi Coal Industry Company, Ltd., Class A	19,600	57,756
Shandong Gold Mining Company, Ltd., Class A	5,880	18,941
Shandong Gold Mining Company, Ltd., H Shares (B)	21,500	40,793
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	4,300	16,728
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	80,000	77,967
Shanghai Baosight Software Company, Ltd., Class A	3,600	24,766
Shanghai Baosight Software Company, Ltd., Class B	27,456	58,212
Shanghai Electric Group Company, Ltd., Class A (A)	25,600	15,051
Shanghai Fosun Pharmaceutical Group Company, Ltd., Class A	3,200	11,293
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	17,500	38,116
Shanghai International Airport Company, Ltd., Class A (A)	1,600	7,395
Shanghai International Port Group Company, Ltd., Class A	13,700	9,466
Shanghai M&G Stationery, Inc., Class A	2,000	10,589
Shanghai Pharmaceuticals Holding Company, Ltd., Class A	5,600	13,211
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	31,100	45,500
Shanghai Pudong Development Bank Company, Ltd., Class A	65,300	60,970
Shanghai Putailai New Energy Technology Company, Ltd., Class A	4,100	12,092
Shanghai RAAS Blood Products Company, Ltd., Class A	13,800	15,565
Shanghai Rural Commercial Bank Company, Ltd., Class A	19,500	15,783
Shanghai United Imaging Healthcare Company, Ltd., Class A	1,689	32,627
Shanxi Coking Coal Energy Group Company, Ltd., Class A	11,600	16,158
Shanxi Lu'an Environmental Energy Development Company, Ltd., Class A	6,100	18,845
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	2,460	80,072

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Shengyi Technology Company, Ltd., Class A	5,100	$13,171
Shennan Circuits Company, Ltd., Class A	1,120	11,211
Shenwan Hongyuan Group Company, Ltd., Class A	36,200	22,670
Shenzhen Inovance Technology Company, Ltd., Class A	5,550	49,435
Shenzhen Kangtai Biological Products Company, Ltd., Class A	2,240	8,575
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., Class A	2,500	102,512
Shenzhen New Industries Biomedical Engineering Company, Ltd., Class A	1,600	17,642
Shenzhen Overseas Chinese Town Company, Ltd., Class A (A)	13,200	5,795
Shenzhen Transsion Holdings Company, Ltd., Class A	1,629	31,777
Shenzhou International Group Holdings, Ltd.	28,300	290,326
Sichuan Chuantou Energy Company, Ltd., Class A	9,800	20,893
Sichuan Road and Bridge Group Company, Ltd., Class A	14,700	15,529
Silergy Corp.	11,000	178,540
Sinopharm Group Company, Ltd., H Shares	42,800	112,170
Sinotruk Hong Kong, Ltd.	23,500	46,131
Smoore International Holdings, Ltd. (B)	62,000	51,674
Songcheng Performance Development Company, Ltd., Class A	5,760	8,016
Spring Airlines Company, Ltd., Class A (A)	2,000	14,156
Sungrow Power Supply Company, Ltd., Class A	3,000	37,040
Sunny Optical Technology Group Company, Ltd.	24,400	221,818
TAL Education Group, ADR (A)	14,900	188,187
TBEA Company, Ltd., Class A	10,200	19,844
TCL Technology Group Corp., Class A (A)	23,980	14,536
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	8,250	18,183
Tencent Holdings, Ltd.	228,000	8,608,111
Tencent Music Entertainment Group, ADR (A)	25,200	227,052
The People's Insurance Company Group of China, Ltd., Class A	19,200	13,115
The People's Insurance Company Group of China, Ltd., H Shares	265,000	81,511
Thunder Software Technology Company, Ltd., Class A	900	10,149
Tianqi Lithium Corp., Class A	3,000	23,593
Tingyi Cayman Islands Holding Corp.	76,000	92,689
Tongcheng Travel Holdings, Ltd. (A)	41,600	77,045
Tongwei Company, Ltd., Class A	6,200	21,873
Topsports International Holdings, Ltd. (B)	64,000	49,908
TravelSky Technology, Ltd., H Shares	31,000	53,603
Trina Solar Company, Ltd., Class A	4,405	17,725
Trip.com Group, Ltd., ADR (A)	18,900	680,589
Tsingtao Brewery Company, Ltd., Class A	1,400	14,757
Tsingtao Brewery Company, Ltd., H Shares	22,000	147,825
Unigroup Guoxin Microelectronics Company, Ltd., Class A (A)	1,679	15,960
Uni-President China Holdings, Ltd.	46,000	32,730
Unisplendour Corp., Ltd., Class A (A)	5,320	14,506
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Vipshop Holdings, Ltd., ADR (A)	12,000	$213,120
Walvax Biotechnology Company, Ltd., Class A	3,400	11,266
Wanhua Chemical Group Company, Ltd., Class A	7,000	75,874
Weibo Corp., ADR	2,390	26,171
Weichai Power Company, Ltd., Class A	9,600	18,463
Weichai Power Company, Ltd., H Shares	64,720	108,124
Wens Foodstuffs Group Company, Ltd., Class A	14,160	40,068
Will Semiconductor Company, Ltd., Class A	4,185	62,964
Wingtech Technology Company, Ltd., Class A (A)	2,500	14,912
Wuliangye Yibin Company, Ltd., Class A	8,600	170,240
WUS Printed Circuit Kunshan Company, Ltd., Class A	4,180	13,024
WuXi AppTec Company, Ltd., Class A	5,544	56,894
WuXi AppTec Company, Ltd., H Shares (B)	12,106	123,337
WuXi Biologics Cayman, Inc. (A)(B)	129,000	487,911
XCMG Construction Machinery Company, Ltd., Class A	23,900	18,402
Xiaomi Corp., Class B (A)(B)	522,200	1,045,677
Xinjiang Daqo New Energy Company, Ltd., Class A	3,610	15,052
Xinyi Solar Holdings, Ltd.	172,835	101,047
XPeng, Inc., A Shares (A)	35,000	254,956
Xtep International Holdings, Ltd.	45,000	25,438
Yadea Group Holdings, Ltd. (B)	42,000	73,978
Yankuang Energy Group Company, Ltd., Class A	7,800	21,786
Yankuang Energy Group Company, Ltd., H Shares	74,985	142,627
Yihai Kerry Arawana Holdings Company, Ltd., Class A	2,900	13,656
Yonyou Network Technology Company, Ltd., Class A	5,200	13,038
YTO Express Group Company, Ltd., Class A	7,000	12,130
Yum China Holdings, Inc.	14,200	602,506
Yunda Holding Company, Ltd., Class A	3,120	3,281
Yunnan Baiyao Group Company, Ltd., Class A	3,920	27,172
Yunnan Energy New Material Company, Ltd., Class A	1,800	14,415
Zai Lab, Ltd., ADR (A)	3,100	84,723
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	1,000	34,108
Zhaojin Mining Industry Company, Ltd., H Shares	40,000	49,693
Zhejiang Chint Electrics Company, Ltd., Class A	4,800	14,558
Zhejiang Dahua Technology Company, Ltd., Class A	4,800	12,486
Zhejiang Expressway Company, Ltd., H Shares	68,610	45,803
Zhejiang Huayou Cobalt Company, Ltd., Class A	3,300	15,318
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	2,600	16,160
Zhejiang Leapmotor Technology Company, Ltd. (A)(B)	17,300	79,177
Zhejiang NHU Company, Ltd., Class A	6,912	16,529

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Sanhua Intelligent Controls Company, Ltd., Class A	3,600	$14,921
Zhejiang Supor Company, Ltd., Class A	1,200	8,967
Zhejiang Zheneng Electric Power Company, Ltd., Class A (A)	22,900	14,881
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)	24,300	55,684
Zhongji Innolight Company, Ltd., Class A	1,600	25,400
Zhongjin Gold Corp., Ltd., Class A	9,800	13,748
Zhongsheng Group Holdings, Ltd.	28,500	68,264
Zhongtai Securities Company, Ltd., Class A	14,100	13,639
Zhuzhou CRRC Times Electric Company, Ltd., H Shares	18,000	51,416
Zijin Mining Group Company, Ltd., Class A	41,700	73,195
Zijin Mining Group Company, Ltd., H Shares	193,469	315,387
Zoomlion Heavy Industry Science and Technology Company, Ltd., Class A	14,300	13,168
ZTE Corp., Class A	7,600	28,365
ZTE Corp., H Shares	25,887	57,855
ZTO Express Cayman, Inc., ADR	15,400	327,712
		55,188,680
Colombia - 0.0%
Bancolombia SA, ADR	3,847	118,372
Czech Republic - 0.1%
CEZ AS	5,524	236,777
Komercni banka AS	3,440	111,394
Moneta Money Bank AS (B)	17,731	74,188
		422,359
Denmark - 2.1%
A.P. Moller - Maersk A/S, Series A	118	209,602
A.P. Moller - Maersk A/S, Series B	164	295,204
Carlsberg A/S, Class B	3,332	418,113
Chr. Hansen Holding A/S	4,006	335,972
Coloplast A/S, B Shares	4,670	533,623
Danske Bank A/S	23,427	626,234
Demant A/S (A)	3,300	144,739
DSV A/S	6,299	1,106,777
Genmab A/S (A)	2,238	713,593
Novo Nordisk A/S, Class B	111,550	11,560,059
Novozymes A/S, B Shares	7,605	418,073
Orsted A/S (B)	6,401	354,850
Pandora A/S	3,090	427,208
ROCKWOOL A/S, B Shares	352	102,986
Tryg A/S	13,079	284,628
Vestas Wind Systems A/S (A)	34,397	1,088,380
		18,620,041
Egypt - 0.0%
Commercial International Bank Egypt SAE	103,464	244,069
Finland - 0.7%
Elisa OYJ	4,868	225,042
Fortum OYJ	16,798	242,632
Kesko OYJ, B Shares	9,211	182,596
Kone OYJ, B Shares	11,833	591,899
Metso OYJ	22,595	229,382
Neste OYJ	14,709	522,901
Nokia OYJ	128,632	438,111
Nokia OYJ (Euronext Paris Exchange)	56,247	191,167
Nordea Bank ABP	1,569	19,479
Nordea Bank ABP (Nasdaq Stockholm Exchange)	108,931	1,352,313
Orion OYJ, Class B	3,379	146,416
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Sampo OYJ, A Shares	15,562	$681,806
Stora Enso OYJ, R Shares	20,482	283,789
UPM-Kymmene OYJ	18,128	683,800
Wartsila OYJ ABP	15,222	221,227
		6,012,560
France - 7.5%
Accor SA	6,145	235,206
Aeroports de Paris SA	1,190	154,408
Air Liquide SA	17,903	3,485,625
Airbus SE	20,253	3,128,847
Alstom SA	9,797	132,115
Amundi SA (B)	2,415	164,726
Arkema SA	1,999	227,721
AXA SA	62,079	2,027,276
BioMerieux	1,432	159,323
BNP Paribas SA	35,431	2,460,526
Bollore SE	24,915	155,913
Bouygues SA	6,976	263,199
Bureau Veritas SA	10,297	260,511
Capgemini SE	5,569	1,163,872
Carrefour SA	20,223	370,376
Cie de Saint-Gobain SA	15,621	1,152,004
Cie Generale des Etablissements Michelin SCA	23,852	856,918
Covivio SA	2,350	126,452
Credit Agricole SA	41,336	587,658
Danone SA	22,299	1,446,724
Dassault Aviation SA	697	138,096
Dassault Systemes SE	22,638	1,108,067
Edenred SE	8,717	521,665
Eiffage SA	2,487	266,980
Engie SA	62,212	1,095,943
EssilorLuxottica SA	10,078	2,023,646
Eurazeo SE	1,666	132,470
Gecina SA	1,814	220,834
Getlink SE	12,097	221,555
Hermes International SCA	1,082	2,299,803
Ipsen SA	1,496	178,456
Kering SA	2,569	1,137,804
Klepierre SA	8,046	219,661
La Francaise des Jeux SAEM (B)	3,888	141,231
Legrand SA	9,062	943,681
L'Oreal SA	8,245	4,110,130
LVMH Moet Hennessy Louis Vuitton SE	9,439	7,669,522
Orange SA	63,009	718,153
Pernod Ricard SA	6,989	1,235,106
Publicis Groupe SA	7,760	720,995
Remy Cointreau SA	936	119,391
Renault SA	7,048	288,262
Safran SA	11,681	2,059,478
Sanofi SA	38,910	3,866,586
Sartorius Stedim Biotech	1,029	272,872
Schneider Electric SE	17,979	3,619,276
Schneider Electric SE (Euronext London Exchange)	623	125,240
SEB SA	1,019	127,605
Societe Generale SA	24,614	654,862
Sodexo SA	3,211	353,493
STMicroelectronics NV	23,244	1,165,893
Teleperformance SE	2,141	313,457
Thales SA	3,635	538,243
TotalEnergies SE	78,334	5,326,624
Unibail-Rodamco-Westfield (A)	3,595	265,898
Unibail-Rodamco-Westfield, CHESS Depositary Interest (A)	7,913	29,142

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Veolia Environnement SA	23,848	$753,754
Vinci SA	17,984	2,263,197
Vivendi SE	24,474	261,993
Worldline SA (A)(B)	8,877	154,371
		66,222,835
Germany - 5.1%
adidas AG	5,518	1,121,293
Allianz SE	13,716	3,665,474
BASF SE	30,247	1,628,709
Bayer AG	33,683	1,249,769
Bayerische Motoren Werke AG	10,900	1,212,859
Bechtle AG	3,255	163,035
Beiersdorf AG	3,424	512,759
Brenntag SE	5,248	482,330
Carl Zeiss Meditec AG, Bearer Shares	1,435	156,206
Commerzbank AG	37,723	448,367
Continental AG	4,116	349,577
Covestro AG (A)(B)	7,081	412,622
Daimler Truck Holding AG	18,285	686,857
Delivery Hero SE (A)(B)	6,014	165,523
Deutsche Bank AG	65,587	895,332
Deutsche Boerse AG	6,468	1,331,984
Deutsche Lufthansa AG (A)	23,929	212,734
Deutsche Post AG	33,981	1,681,922
Deutsche Telekom AG	110,734	2,662,406
E.ON SE	76,314	1,025,281
Evonik Industries AG	8,081	165,086
Fresenius Medical Care AG	6,818	285,048
Fresenius SE & Company KGaA	14,307	443,452
GEA Group AG	5,882	244,539
Hannover Rueck SE	1,990	475,816
Heidelberg Materials AG	4,919	439,700
HelloFresh SE (A)	4,739	74,717
Henkel AG & Company KGaA	3,884	278,671
Infineon Technologies AG	44,694	1,866,534
Knorr-Bremse AG	2,779	179,482
LEG Immobilien SE (A)	2,174	190,245
Mercedes-Benz Group AG	27,096	1,869,562
Merck KGaA	4,390	698,950
MTU Aero Engines AG	1,813	390,602
Muenchener Rueckversicherungs-Gesellschaft AG	4,609	1,911,873
Nemetschek SE	2,010	173,532
Puma SE	3,943	219,347
Rational AG	207	159,733
Rheinmetall AG	1,488	471,898
RWE AG	21,783	991,405
SAP SE	35,694	5,494,066
Scout24 SE (B)	2,538	179,465
Siemens AG	25,979	4,873,892
Siemens Energy AG (A)	17,760	234,720
Siemens Healthineers AG (B)	9,542	553,994
Symrise AG	4,743	521,234
Talanx AG	2,143	153,150
Volkswagen AG	999	130,724
Vonovia SE	25,062	787,489
Wacker Chemie AG	618	77,917
Zalando SE (A)(B)	7,664	181,441
		44,783,323
Greece - 0.1%
Alpha Services and Holdings SA (A)	74,045	125,776
Eurobank Ergasias Services and Holdings SA (A)	85,715	152,292
FF Group (A)(E)	1,869	3,095
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Greece (continued)
Hellenic Telecommunications Organization SA	8,503	$121,121
JUMBO SA	3,913	108,554
Motor Oil Hellas Corinth Refineries SA	2,077	54,534
Mytilineos SA	3,417	138,443
National Bank of Greece SA (A)	26,577	184,650
OPAP SA	7,073	119,990
Piraeus Financial Holdings SA (A)	23,224	82,067
Public Power Corp. SA (A)	6,989	86,116
		1,176,638
Hong Kong - 1.9%
AIA Group, Ltd.	394,000	3,428,936
Alibaba Health Information Technology, Ltd. (A)	162,000	88,084
Beijing Enterprises Holdings, Ltd.	19,786	68,808
Beijing Enterprises Water Group, Ltd.	198,000	44,132
BOC Hong Kong Holdings, Ltd.	132,328	359,473
Bosideng International Holdings, Ltd.	108,000	48,580
Brilliance China Automotive Holdings, Ltd.	104,000	57,927
Budweiser Brewing Company APAC, Ltd. (B)	67,400	126,355
C&D International Investment Group, Ltd.	25,000	53,158
China Common Rich Renewable Energy Investments, Ltd. (A)(E)	428,695	11,804
China Everbright Environment Group, Ltd.	117,851	38,363
China Gas Holdings, Ltd.	104,200	102,952
China Medical System Holdings, Ltd.	48,300	85,594
China Merchants Port Holdings Company, Ltd.	52,898	72,087
China Overseas Land & Investment, Ltd.	131,382	231,795
China Overseas Property Holdings, Ltd.	45,000	33,771
China Power International Development, Ltd.	185,000	68,051
China Resources Beer Holdings Company, Ltd.	55,979	245,633
China Resources Gas Group, Ltd.	30,000	98,464
China Resources Land, Ltd.	110,964	398,141
China Resources Power Holdings Company, Ltd.	68,244	136,751
China Ruyi Holdings, Ltd. (A)	156,000	34,594
China State Construction International Holdings, Ltd.	71,250	82,451
China Taiping Insurance Holdings Company, Ltd.	60,500	52,172
China Traditional Chinese Medicine Holdings Company, Ltd.	80,000	40,253
Chow Tai Fook Jewellery Group, Ltd.	80,800	120,377
CK Asset Holdings, Ltd.	73,046	366,625
CK Hutchison Holdings, Ltd.	90,663	487,096
CK Infrastructure Holdings, Ltd.	24,772	137,093
CLP Holdings, Ltd.	59,400	490,770
COSCO SHIPPING Ports, Ltd.	64,843	46,875
ESR Group, Ltd. (B)	75,200	103,998
Far East Horizon, Ltd.	66,000	51,946
Futu Holdings, Ltd., ADR (A)	1,700	92,871
Galaxy Entertainment Group, Ltd.	74,000	414,464
GCL Technology Holdings, Ltd.	694,000	110,207
Geely Automobile Holdings, Ltd.	206,000	226,932
Guangdong Investment, Ltd.	99,220	72,219
Hang Lung Properties, Ltd.	74,326	103,336
Hang Seng Bank, Ltd.	27,319	318,962
Henderson Land Development Company, Ltd.	55,324	170,367
HKT Trust & HKT, Ltd.	145,233	173,398

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong & China Gas Company, Ltd.	404,091	$309,850
Hong Kong Exchanges & Clearing, Ltd.	41,214	1,413,651
Hongkong Land Holdings, Ltd.	44,100	153,382
Jardine Matheson Holdings, Ltd.	5,400	222,279
Kingboard Holdings, Ltd.	22,500	53,811
Kingboard Laminates Holdings, Ltd.	36,500	31,416
Kunlun Energy Company, Ltd.	134,000	120,930
Link REIT	90,646	508,982
MTR Corp., Ltd.	59,022	229,085
New World Development Company, Ltd.	57,618	89,338
Nine Dragons Paper Holdings, Ltd. (A)	55,000	27,098
Orient Overseas International, Ltd.	4,500	62,847
Power Assets Holdings, Ltd.	51,582	299,057
Prudential PLC	93,830	1,058,654
Sino Biopharmaceutical, Ltd.	346,500	154,138
Sino Land Company, Ltd.	138,789	150,930
SITC International Holdings Company, Ltd.	52,000	89,754
Sun Hung Kai Properties, Ltd.	49,630	537,065
Swire Pacific, Ltd., Class A	18,163	153,834
Swire Properties, Ltd.	43,628	88,314
Techtronic Industries Company, Ltd.	49,500	589,797
The Wharf Holdings, Ltd.	37,000	119,194
Vinda International Holdings, Ltd.	12,000	34,990
Want Want China Holdings, Ltd.	163,000	98,521
WH Group, Ltd. (B)	320,343	206,877
Wharf Real Estate Investment Company, Ltd.	62,876	212,551
Xinyi Glass Holdings, Ltd.	74,091	83,218
Yuexiu Property Company, Ltd.	63,440	51,732
		16,647,160
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	12,392	100,990
OTP Bank NYRT	8,135	370,568
Richter Gedeon NYRT	4,794	120,932
		592,490
India - 4.5%
ABB India, Ltd.	1,809	101,511
Adani Enterprises, Ltd.	5,824	199,161
Adani Green Energy, Ltd. (A)	10,747	207,036
Adani Ports & Special Economic Zone, Ltd.	16,979	208,457
Adani Power, Ltd. (A)	26,354	165,620
Ambuja Cements, Ltd.	20,118	125,523
APL Apollo Tubes, Ltd.	5,688	104,926
Apollo Hospitals Enterprise, Ltd.	3,469	237,804
Ashok Leyland, Ltd.	49,576	107,846
Asian Paints, Ltd.	12,839	523,506
Astral, Ltd.	4,082	93,691
AU Small Finance Bank, Ltd. (B)	5,380	50,707
Aurobindo Pharma, Ltd.	9,153	119,336
Avenue Supermarts, Ltd. (A)(B)	5,494	267,958
Axis Bank, Ltd.	76,963	1,016,524
Bajaj Auto, Ltd.	2,293	187,872
Bajaj Finance, Ltd.	9,199	808,024
Bajaj Finserv, Ltd.	13,150	266,556
Bajaj Holdings & Investment, Ltd.	912	84,332
Balkrishna Industries, Ltd.	2,611	80,696
Bandhan Bank, Ltd. (B)	22,207	64,275
Bank of Baroda	35,251	97,702
Berger Paints India, Ltd.	9,702	70,469
Bharat Electronics, Ltd.	121,575	267,933
Bharat Forge, Ltd.	8,648	128,581
Bharat Petroleum Corp., Ltd.	25,641	138,970
Bharti Airtel, Ltd.	75,053	928,454
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
Britannia Industries, Ltd.	3,618	$232,140
CG Power & Industrial Solutions, Ltd.	20,819	113,043
Cholamandalam Investment and Finance Company, Ltd.	13,536	204,770
Cipla, Ltd.	17,720	266,073
Coal India, Ltd.	53,104	239,924
Colgate-Palmolive India, Ltd.	4,075	123,678
Container Corp. of India, Ltd.	9,153	94,342
Cummins India, Ltd.	4,680	110,553
Dabur India, Ltd.	21,327	142,611
Divi's Laboratories, Ltd.	4,034	189,345
DLF, Ltd.	20,605	179,099
Dr. Reddy's Laboratories, Ltd., ADR	3,708	258,003
Eicher Motors, Ltd.	4,712	233,866
GAIL India, Ltd., GDR	12,953	149,016
Godrej Consumer Products, Ltd.	11,997	162,709
Godrej Properties, Ltd. (A)	4,161	100,263
Grasim Industries, Ltd.	8,313	212,896
Havells India, Ltd.	7,516	123,475
HCL Technologies, Ltd.	32,001	563,908
HDFC Asset Management Company, Ltd. (B)	2,884	111,080
HDFC Bank, Ltd.	95,891	1,962,777
HDFC Life Insurance Company, Ltd. (B)	32,478	252,164
Hero MotoCorp, Ltd.	3,712	184,802
Hindalco Industries, Ltd.	41,570	306,322
Hindustan Aeronautics, Ltd.	6,858	231,093
Hindustan Petroleum Corp., Ltd. (A)	20,412	97,629
Hindustan Unilever, Ltd.	27,831	889,097
ICICI Bank, Ltd.	94,927	1,136,407
ICICI Bank, Ltd., ADR	39,970	952,885
ICICI Lombard General Insurance Company, Ltd. (B)	8,129	139,129
ICICI Prudential Life Insurance Company, Ltd. (B)	11,948	76,758
IDFC First Bank, Ltd. (A)	109,678	116,910
Indian Oil Corp., Ltd.	97,345	151,882
Indian Railway Catering & Tourism Corp., Ltd.	7,983	84,657
Indraprastha Gas, Ltd.	10,515	52,771
IndusInd Bank, Ltd.	9,828	188,291
Info Edge India, Ltd.	2,396	147,623
Infosys, Ltd., ADR	112,128	2,060,913
InterGlobe Aviation, Ltd. (A)(B)	4,616	163,779
ITC, Ltd.	100,825	559,534
Jindal Steel & Power, Ltd.	12,058	108,106
Jio Financial Services, Ltd. (A)	102,813	287,441
JSW Steel, Ltd.	20,449	215,553
Jubilant Foodworks, Ltd.	12,635	85,590
Kotak Mahindra Bank, Ltd.	36,972	845,303
Larsen & Toubro, Ltd.	23,020	973,189
LTIMindtree, Ltd. (B)	2,998	226,004
Lupin, Ltd.	6,916	110,063
Macrotech Developers, Ltd. (B)	8,241	101,186
Mahindra & Mahindra, Ltd.	3,422	70,889
Mahindra & Mahindra, Ltd., GDR	28,458	599,657
Marico, Ltd.	17,795	116,978
Maruti Suzuki India, Ltd.	4,543	562,081
Max Healthcare Institute, Ltd.	26,284	216,600
Mphasis, Ltd.	2,547	83,672
MRF, Ltd.	64	99,412
Muthoot Finance, Ltd.	4,018	70,937
Nestle India, Ltd.	1,140	364,827
NTPC, Ltd.	149,156	556,089
Oil & Natural Gas Corp., Ltd.	107,507	265,265

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
India (continued)
One 97 Communications, Ltd. (A)	7,590	$57,896
Page Industries, Ltd.	194	89,945
Persistent Systems, Ltd.	1,709	151,601
Petronet LNG, Ltd.	21,320	57,061
PI Industries, Ltd.	2,778	117,168
Pidilite Industries, Ltd.	5,254	171,015
Polycab India, Ltd.	1,539	101,663
Power Finance Corp., Ltd.	44,577	204,712
Power Grid Corp. of India, Ltd.	158,959	451,720
REC, Ltd.	40,016	197,731
Reliance Industries, Ltd.	20,575	639,112
Reliance Industries, Ltd., GDR (B)	41,748	2,607,139
Samvardhana Motherson International, Ltd.	55,959	68,279
SBI Cards & Payment Services, Ltd.	7,827	71,546
SBI Life Insurance Company, Ltd. (B)	15,378	264,559
Shree Cement, Ltd.	305	105,552
Shriram Finance, Ltd.	9,623	237,649
Siemens, Ltd.	2,378	114,698
Sona BLW Precision Forgings, Ltd. (B)	13,867	107,156
SRF, Ltd.	4,927	146,640
State Bank of India, GDR	5,914	456,253
Sun Pharmaceutical Industries, Ltd.	32,411	490,543
Supreme Industries, Ltd.	2,145	116,460
Suzlon Energy, Ltd. (A)	301,588	138,329
Tata Communications, Ltd.	3,897	82,970
Tata Consultancy Services, Ltd.	30,557	1,394,106
Tata Consumer Products, Ltd.	18,825	246,234
Tata Elxsi, Ltd.	1,170	122,606
Tata Motors, Ltd.	56,196	526,107
Tata Motors, Ltd., Class A, Differential Voting Rights	15,644	97,365
Tata Steel, Ltd., GDR	23,852	390,980
Tech Mahindra, Ltd.	18,130	276,987
The Indian Hotels Company, Ltd.	29,101	153,148
The Tata Power Company, Ltd.	47,830	190,349
Titan Company, Ltd.	11,993	530,840
Torrent Pharmaceuticals, Ltd.	3,534	97,751
Trent, Ltd.	6,052	221,757
Tube Investments of India, Ltd.	3,625	154,143
TVS Motor Company, Ltd.	7,300	177,823
UltraTech Cement, Ltd.	2,921	367,762
UltraTech Cement, Ltd., GDR	1,026	129,499
United Spirits, Ltd.	10,125	135,687
UPL, Ltd.	15,210	107,354
Varun Beverages, Ltd.	15,526	230,663
Vedanta, Ltd.	25,335	78,489
Wipro, Ltd., ADR (D)	44,063	245,431
Yes Bank, Ltd. (A)	334,558	85,984
Zomato, Ltd. (A)	176,473	261,935
		39,648,926
Indonesia - 0.5%
Adaro Energy Indonesia Tbk PT	315,000	48,651
Amman Mineral Internasional PT (A)	222,800	94,809
Aneka Tambang Tbk	287,300	31,816
Astra International Tbk PT	679,000	249,004
Bank Central Asia Tbk PT	1,896,200	1,158,009
Bank Mandiri Persero Tbk PT	1,268,048	498,137
Bank Negara Indonesia Persero Tbk PT	553,000	192,964
Bank Rakyat Indonesia Persero Tbk PT	2,374,148	882,395
Barito Pacific Tbk PT	1,278,057	110,334
Charoen Pokphand Indonesia Tbk PT	276,000	90,047
GoTo Gojek Tokopedia Tbk PT (A)	28,036,700	156,299
Indah Kiat Pulp & Paper Tbk PT	97,300	52,590
Indofood CBP Sukses Makmur Tbk PT	114,400	78,482
Indofood Sukses Makmur Tbk PT	147,500	61,794
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Kalbe Farma Tbk PT	855,000	$89,436
Merdeka Copper Gold Tbk PT (A)	511,905	89,737
Sarana Menara Nusantara Tbk PT	949,300	60,967
Semen Indonesia Persero Tbk PT	126,835	52,713
Sumber Alfaria Trijaya Tbk PT	567,500	107,991
Telkom Indonesia Persero Tbk PT	1,600,100	410,500
Telkom Indonesia Persero Tbk PT, ADR	358	9,222
Unilever Indonesia Tbk PT	332,500	76,218
United Tractors Tbk PT	55,279	81,225
		4,683,340
Ireland - 1.2%
AerCap Holdings NV (A)	6,800	505,376
AIB Group PLC	53,709	230,022
Bank of Ireland Group PLC	36,548	331,799
CRH PLC (London Stock Exchange)	25,406	1,748,420
DCC PLC	3,819	281,006
Experian PLC	31,438	1,282,522
Flutter Entertainment PLC (A)	819	144,546
Flutter Entertainment PLC (London Stock Exchange) (A)	5,220	926,557
James Hardie Industries PLC, CHESS Depositary Interest (A)	15,679	604,518
Kerry Group PLC, Class A (London Stock Exchange)	5,738	502,164
Kingspan Group PLC	5,232	452,996
PDD Holdings, Inc., ADR (A)	20,400	2,984,724
Smurfit Kappa Group PLC	8,017	318,183
		10,312,833
Israel - 0.4%
Azrieli Group, Ltd.	1,424	92,105
Bank Hapoalim BM	40,928	367,680
Bank Leumi Le-Israel BM	54,437	438,100
Check Point Software Technologies, Ltd. (A)	3,116	476,094
CyberArk Software, Ltd. (A)	1,300	284,765
Elbit Systems, Ltd.	908	192,578
Global-e Online, Ltd. (A)	3,100	122,853
ICL Group, Ltd.	27,153	136,516
Isracard, Ltd.	1	2
Israel Discount Bank, Ltd., Class A	41,515	207,862
Mizrahi Tefahot Bank, Ltd.	5,543	214,580
Monday.com, Ltd. (A)	900	169,029
Nice, Ltd. (A)	2,200	437,533
Teva Pharmaceutical Industries, Ltd. (A)	33,126	347,898
Teva Pharmaceutical Industries, Ltd., ADR (A)	5,800	60,552
Wix.com, Ltd. (A)	1,900	233,738
		3,781,885
Italy - 1.4%
Amplifon SpA	4,902	169,857
Assicurazioni Generali SpA	34,297	724,609
Banco BPM SpA	41,434	219,556
Davide Campari-Milano NV	19,587	221,190
DiaSorin SpA	1,028	105,949
Enel SpA	277,871	2,067,304
Eni SpA	80,779	1,370,122
Ferrari NV	4,287	1,447,317
FinecoBank SpA	22,882	344,240
Infrastrutture Wireless Italiane SpA (B)	13,854	175,404
Intesa Sanpaolo SpA	524,796	1,535,757
Leonardo SpA	13,834	228,580
Mediobanca Banca di Credito Finanziario SpA	18,680	231,478
Moncler SpA	6,970	429,137

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Nexi SpA (A)(B)	17,962	$147,162
Poste Italiane SpA (B)	17,679	200,952
Prysmian SpA	8,627	393,262
Recordati Industria Chimica e Farmaceutica SpA	3,551	191,479
Snam SpA	68,097	350,353
Telecom Italia SpA (A)	387,741	126,154
Terna - Rete Elettrica Nazionale	47,611	397,201
UniCredit SpA	54,904	1,495,016
		12,572,079
Japan - 14.1%
Advantest Corp.	26,000	876,084
Aeon Company, Ltd.	22,100	493,150
AGC, Inc.	7,300	270,570
Aisin Corp.	4,600	160,362
Ajinomoto Company, Inc.	15,300	588,956
ANA Holdings, Inc. (A)	6,700	145,159
Asahi Group Holdings, Ltd.	16,700	621,848
Asahi Intecc Company, Ltd.	8,900	180,482
Asahi Kasei Corp.	46,700	344,662
Astellas Pharma, Inc.	63,300	752,844
Azbil Corp.	4,200	138,525
Bandai Namco Holdings, Inc.	20,297	405,904
BayCurrent Consulting, Inc.	4,500	157,527
Bridgestone Corp.	19,300	797,117
Brother Industries, Ltd.	8,700	138,548
Canon, Inc.	33,800	867,096
Capcom Company, Ltd.	6,000	193,624
Central Japan Railway Company	24,500	621,817
Chubu Electric Power Company, Inc.	22,000	284,050
Chugai Pharmaceutical Company, Ltd.	22,700	857,569
Concordia Financial Group, Ltd.	39,100	178,225
Dai Nippon Printing Company, Ltd.	8,400	248,061
Daifuku Company, Ltd.	10,500	211,722
Dai-ichi Life Holdings, Inc.	31,800	674,571
Daiichi Sankyo Company, Ltd.	62,600	1,713,783
Daikin Industries, Ltd.	8,900	1,443,758
Daito Trust Construction Company, Ltd.	2,300	266,217
Daiwa House Industry Company, Ltd.	20,800	628,792
Daiwa House REIT Investment Corp.	78	139,089
Daiwa Securities Group, Inc.	45,100	302,719
Denso Corp.	58,800	882,726
Dentsu Group, Inc.	7,500	192,025
Disco Corp.	3,100	765,597
East Japan Railway Company	10,300	592,896
Eisai Company, Ltd.	8,800	438,162
ENEOS Holdings, Inc.	97,611	387,148
FANUC Corp.	32,500	953,847
Fast Retailing Company, Ltd.	6,000	1,483,673
Fuji Electric Company, Ltd.	4,600	197,165
FUJIFILM Holdings Corp.	12,800	767,101
Fujitsu, Ltd.	6,000	902,962
GLP J-REIT	165	164,247
Hamamatsu Photonics KK	4,800	196,933
Hankyu Hanshin Holdings, Inc.	8,400	266,951
Hikari Tsushin, Inc.	800	132,215
Hirose Electric Company, Ltd.	1,223	138,124
Hitachi Construction Machinery Company, Ltd.	4,100	107,928
Hitachi, Ltd.	31,700	2,280,173
Honda Motor Company, Ltd.	156,300	1,612,269
Hoshizaki Corp.	3,800	138,815
Hoya Corp.	12,200	1,519,379
Hulic Company, Ltd.	15,600	162,959
Ibiden Company, Ltd.	3,600	198,597
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Idemitsu Kosan Company, Ltd.	36,030	$195,659
Iida Group Holdings Company, Ltd.	5,000	74,682
Inpex Corp.	32,800	438,921
Isuzu Motors, Ltd.	22,400	287,161
ITOCHU Corp.	40,600	1,654,038
Japan Airlines Company, Ltd.	6,200	121,799
Japan Exchange Group, Inc.	18,100	382,009
Japan Metropolitan Fund Investment Corp.	259	186,947
Japan Post Bank Company, Ltd.	49,900	507,829
Japan Post Holdings Company, Ltd.	74,300	663,311
Japan Post Insurance Company, Ltd.	8,300	147,330
Japan Real Estate Investment Corp.	47	194,437
Japan Tobacco, Inc.	40,900	1,056,251
JFE Holdings, Inc.	18,300	283,123
JSR Corp.	6,000	170,726
Kajima Corp.	14,300	238,441
Kao Corp.	15,800	649,469
Kawasaki Kisen Kaisha, Ltd.	4,700	201,143
KDDI Corp.	50,600	1,604,956
KDX Realty Investment Corp.	142	161,743
Keisei Electric Railway Company, Ltd.	4,800	226,515
Keyence Corp.	6,596	2,897,995
Kikkoman Corp.	5,200	317,755
Kintetsu Group Holdings Company, Ltd.	6,200	196,441
Kirin Holdings Company, Ltd.	26,300	385,035
Kobe Bussan Company, Ltd.	5,500	162,474
Koei Tecmo Holdings Company, Ltd.	3,900	44,429
Koito Manufacturing Company, Ltd.	7,000	108,771
Komatsu, Ltd.	32,000	832,747
Konami Group Corp.	3,700	193,281
Kose Corp.	1,200	89,694
Kubota Corp.	34,300	514,774
Kyocera Corp.	43,600	634,819
Kyowa Kirin Company, Ltd.	9,473	158,947
Lasertec Corp.	2,600	682,569
LY Corp.	99,300	351,153
M3, Inc.	16,200	267,337
Makita Corp.	7,800	214,542
Marubeni Corp.	48,800	768,334
MatsukiyoCocokara & Company	11,700	206,785
Mazda Motor Corp.	20,300	216,988
McDonald's Holdings Company Japan, Ltd.	2,600	112,625
MEIJI Holdings Company, Ltd.	7,400	175,777
MINEBEA MITSUMI, Inc.	12,500	255,850
MISUMI Group, Inc.	9,800	165,461
Mitsubishi Chemical Group Corp.	46,900	286,705
Mitsubishi Corp.	116,400	1,854,167
Mitsubishi Electric Corp.	66,500	940,582
Mitsubishi Estate Company, Ltd.	38,100	522,278
Mitsubishi HC Capital, Inc.	27,500	184,245
Mitsubishi Heavy Industries, Ltd.	10,900	634,643
Mitsubishi UFJ Financial Group, Inc.	390,300	3,349,608
Mitsui & Company, Ltd.	44,400	1,663,400
Mitsui Chemicals, Inc.	6,800	201,090
Mitsui Fudosan Company, Ltd.	30,800	753,051
Mitsui OSK Lines, Ltd.	12,000	383,643
Mizuho Financial Group, Inc.	82,110	1,400,617
MonotaRO Company, Ltd.	9,000	97,932
MS&AD Insurance Group Holdings, Inc.	14,500	570,123
Murata Manufacturing Company, Ltd.	58,800	1,242,561
NEC Corp.	8,800	519,958
Nexon Company, Ltd.	13,200	240,096
Nidec Corp.	14,100	568,331
Nintendo Company, Ltd.	35,200	1,831,593

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Building Fund, Inc.	56	$242,418
Nippon Express Holdings, Inc.	3,100	175,894
Nippon Paint Holdings Company, Ltd.	32,100	258,929
Nippon Prologis REIT, Inc.	80	153,823
Nippon Sanso Holdings Corp.	6,500	173,567
Nippon Steel Corp.	29,200	667,038
Nippon Telegraph & Telephone Corp.	1,020,000	1,245,506
Nippon Yusen KK	16,400	506,490
Nissan Chemical Corp.	4,600	179,118
Nissan Motor Company, Ltd.	86,400	337,818
Nissin Foods Holdings Company, Ltd.	6,600	230,471
Nitori Holdings Company, Ltd.	2,800	375,974
Nitto Denko Corp.	4,800	358,201
Nomura Holdings, Inc.	98,500	443,602
Nomura Real Estate Holdings, Inc.	4,500	118,082
Nomura Real Estate Master Fund, Inc.	151	176,600
Nomura Research Institute, Ltd.	12,546	364,370
NTT Data Group Corp.	22,500	318,052
Obayashi Corp.	22,500	194,364
Obic Company, Ltd.	2,400	412,932
Odakyu Electric Railway Company, Ltd.	10,900	165,983
Oji Holdings Corp.	30,000	115,317
Olympus Corp.	42,200	609,127
Omron Corp.	5,900	274,544
Ono Pharmaceutical Company, Ltd.	14,000	249,053
Open House Group Company, Ltd.	2,700	79,864
Oracle Corp. Japan	1,500	115,469
Oriental Land Company, Ltd.	36,900	1,371,510
ORIX Corp.	41,400	777,541
Osaka Gas Company, Ltd.	13,800	288,068
Otsuka Corp.	3,800	156,389
Otsuka Holdings Company, Ltd.	13,600	508,599
Pan Pacific International Holdings Corp.	12,900	307,078
Panasonic Holdings Corp.	75,000	738,568
Rakuten Group, Inc.	50,500	225,145
Recruit Holdings Company, Ltd.	49,300	2,061,289
Renesas Electronics Corp. (A)	50,200	897,624
Resona Holdings, Inc.	78,000	395,408
Ricoh Company, Ltd.	18,600	142,449
Rohm Company, Ltd.	12,000	229,089
SBI Holdings, Inc.	9,513	213,503
SCSK Corp.	5,400	106,911
Secom Company, Ltd.	7,100	510,776
Seiko Epson Corp.	9,600	143,337
Sekisui Chemical Company, Ltd.	13,400	192,732
Sekisui House, Ltd.	21,400	474,357
Seven & i Holdings Company, Ltd.	25,700	1,016,424
SG Holdings Company, Ltd.	12,400	177,765
Sharp Corp. (A)	7,400	52,670
Shimadzu Corp.	9,000	250,947
Shimano, Inc.	2,600	400,515
Shimizu Corp.	21,600	143,280
Shin-Etsu Chemical Company, Ltd.	61,600	2,576,307
Shionogi & Company, Ltd.	8,800	423,526
Shiseido Company, Ltd.	13,600	409,936
Shizuoka Financial Group, Inc.	17,000	143,752
SMC Corp.	2,000	1,069,872
SoftBank Corp.	97,900	1,220,003
SoftBank Group Corp.	34,800	1,536,019
Sompo Holdings, Inc.	10,600	518,641
Sony Group Corp.	42,800	4,050,289
Square Enix Holdings Company, Ltd.	3,400	121,890
Subaru Corp.	20,800	379,380
SUMCO Corp.	12,900	192,973
Sumitomo Chemical Company, Ltd.	56,000	136,121
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Corp.	35,300	$768,186
Sumitomo Electric Industries, Ltd.	26,200	332,441
Sumitomo Metal Mining Company, Ltd.	9,200	273,220
Sumitomo Mitsui Financial Group, Inc.	42,900	2,087,507
Sumitomo Mitsui Trust Holdings, Inc.	22,600	432,833
Sumitomo Realty & Development Company, Ltd.	10,700	317,084
Suntory Beverage & Food, Ltd.	5,000	164,399
Suzuki Motor Corp.	12,500	532,707
Sysmex Corp.	6,200	344,661
T&D Holdings, Inc.	16,900	268,295
Taisei Corp.	6,600	225,376
Takeda Pharmaceutical Company, Ltd.	54,076	1,550,794
TDK Corp.	13,200	626,002
Terumo Corp.	23,500	768,474
The Chiba Bank, Ltd.	21,600	155,620
The Kansai Electric Power Company, Inc.	24,300	322,512
TIS, Inc.	7,800	171,438
Tobu Railway Company, Ltd.	6,800	182,439
Toho Company, Ltd.	4,067	137,303
Tokio Marine Holdings, Inc.	61,000	1,518,961
Tokyo Electric Power Company Holdings, Inc. (A)	50,400	263,749
Tokyo Electron, Ltd.	16,100	2,861,612
Tokyo Gas Company, Ltd.	13,900	318,848
Tokyu Corp.	17,900	218,256
TOPPAN Holdings, Inc.	8,300	231,152
Toray Industries, Inc.	50,800	263,145
Tosoh Corp.	9,300	118,557
TOTO, Ltd.	4,800	126,095
Toyota Industries Corp.	5,200	422,710
Toyota Motor Corp.	362,500	6,642,348
Toyota Tsusho Corp.	7,200	422,512
Trend Micro, Inc.	4,600	245,502
Unicharm Corp.	13,700	495,493
USS Company, Ltd.	7,770	155,992
West Japan Railway Company	8,200	341,681
Yakult Honsha Company, Ltd.	9,886	221,917
Yamaha Corp.	4,700	108,263
Yamaha Motor Company, Ltd.	30,300	269,620
Yamato Holdings Company, Ltd.	9,000	166,081
Yaskawa Electric Corp.	8,300	345,462
Yokogawa Electric Corp.	7,886	149,897
Zensho Holdings Company, Ltd.	3,100	162,206
ZOZO, Inc.	4,800	108,332
		124,773,390
Jordan - 0.0%
Hikma Pharmaceuticals PLC	6,907	157,390
Luxembourg - 0.1%
ArcelorMittal SA	16,337	463,643
Eurofins Scientific SE	4,949	322,835
Reinet Investments SCA	5,229	133,079
Tenaris SA	15,993	278,168
		1,197,725
Macau - 0.0%
Sands China, Ltd. (A)	92,000	269,281
Malaysia - 0.4%
AMMB Holdings BHD	59,087	51,537
Axiata Group BHD	101,690	52,645
CELCOMDIGI BHD	110,800	98,277
CIMB Group Holdings BHD	205,428	261,548
Dialog Group BHD	166,000	74,778
Gamuda BHD	63,444	63,363
Genting BHD	72,900	73,271

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Genting Malaysia BHD	105,700	$61,852
Hong Leong Bank BHD	23,269	95,691
IHH Healthcare BHD	60,500	79,411
Inari Amertron BHD	98,100	64,185
IOI Corp. BHD	114,466	97,894
Kuala Lumpur Kepong BHD	17,415	82,649
Malayan Banking BHD	185,514	358,831
Malaysia Airports Holdings BHD	34,649	55,504
Maxis BHD	67,200	56,301
MISC BHD	45,780	72,604
Mr. D.I.Y Group M BHD (B)	80,550	25,419
Nestle Malaysia BHD	2,800	71,633
Petronas Chemicals Group BHD	99,800	155,468
Petronas Dagangan BHD	12,200	57,988
Petronas Gas BHD	21,200	80,294
PPB Group BHD	21,240	66,908
Press Metal Aluminium Holdings BHD	120,800	126,392
Public Bank BHD	486,890	454,406
QL Resources BHD	54,400	67,585
RHB Bank BHD	31,506	37,361
Sime Darby BHD	108,224	55,338
Sime Darby Plantation BHD	70,286	68,137
Telekom Malaysia BHD	43,415	52,412
Tenaga Nasional BHD	101,250	221,207
		3,240,889
Mexico - 0.7%
Alfa SAB de CV, Class A	98,000	78,430
America Movil SAB de CV (A)	639,732	592,979
Arca Continental SAB de CV	16,000	174,284
Banco del Bajio SA (B)	26,400	88,150
Cemex SAB de CV, Series CPO (A)	521,849	405,961
Coca-Cola Femsa SAB de CV	15,212	144,434
Fibra Uno Administracion SA de CV	90,200	162,010
Fomento Economico Mexicano SAB de CV	65,820	858,400
Gruma SAB de CV, Class B	7,685	140,634
Grupo Aeroportuario del Centro Norte SAB de CV	9,800	103,644
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	14,200	249,071
Grupo Aeroportuario del Sureste SAB de CV, B Shares	6,560	192,767
Grupo Bimbo SAB de CV, Series A	44,984	227,450
Grupo Carso SAB de CV, Series A1	19,254	214,548
Grupo Financiero Banorte SAB de CV, Series O	88,162	888,317
Grupo Financiero Inbursa SAB de CV, Series O (A)	77,038	211,003
Grupo Mexico SAB de CV, Series B	104,066	578,396
Industrias Penoles SAB de CV (A)	4,883	71,231
Kimberly-Clark de Mexico SAB de CV, Class A	43,778	98,095
Operadora de Sites Mexicanos SAB de CV, Class A1	63,900	89,598
Orbia Advance Corp. SAB de CV	37,631	83,302
Prologis Property Mexico SA de CV	23,700	112,352
Promotora y Operadora de Infraestructura SAB de CV	5,800	62,594
Wal-Mart de Mexico SAB de CV	177,288	745,338
		6,572,988
Netherlands - 3.1%
ABN AMRO Bank NV (B)	16,273	244,721
Adyen NV (A)(B)	734	947,549
Aegon, Ltd.	56,988	331,330
Akzo Nobel NV	6,168	510,751
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Argenx SE (A)	2,019	$767,963
ASM International NV	1,586	825,471
ASML Holding NV	13,780	10,402,327
ASR Nederland NV	5,398	255,001
BE Semiconductor Industries NV	2,603	392,990
Euronext NV (B)	3,256	282,967
EXOR NV	3,992	399,589
Heineken Holding NV	4,431	375,190
Heineken NV	9,726	988,154
IMCD NV	2,143	373,232
ING Groep NV	122,479	1,836,513
JDE Peet's NV	4,248	114,241
Koninklijke Ahold Delhaize NV	33,016	949,916
Koninklijke KPN NV	112,196	386,529
Koninklijke Philips NV (A)	26,982	631,438
NEPI Rockcastle NV (A)	15,860	108,590
NN Group NV	9,228	364,698
OCI NV	3,599	104,304
Prosus NV (A)	51,621	1,536,460
QIAGEN NV (A)	8,350	363,026
Randstad NV	3,735	234,408
Stellantis NV	40,495	948,822
Stellantis NV (Euronext Paris Exchange)	34,423	806,156
Universal Music Group NV	28,021	799,918
Wolters Kluwer NV	8,721	1,240,730
		27,522,984
New Zealand - 0.2%
Auckland International Airport, Ltd.	45,310	252,061
Fisher & Paykel Healthcare Corp., Ltd.	20,524	306,084
Mercury NZ, Ltd.	23,949	99,895
Meridian Energy, Ltd.	44,474	155,735
Spark New Zealand, Ltd.	67,539	221,108
Xero, Ltd. (A)	4,614	351,995
		1,386,878
Norway - 0.4%
Adevinta ASA (A)	11,954	132,066
Aker BP ASA	10,753	312,349
DNB Bank ASA	30,942	657,866
Equinor ASA	30,424	964,197
Gjensidige Forsikring ASA	6,934	127,959
Kongsberg Gruppen ASA	3,055	139,861
Mowi ASA	14,928	267,327
Norsk Hydro ASA	48,185	323,881
Orkla ASA	29,206	226,806
Salmar ASA	2,012	112,682
Telenor ASA	26,898	308,700
Yara International ASA	5,667	201,329
		3,775,023
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR	8,064	122,895
Credicorp, Ltd.	2,434	364,930
		487,825
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	85,070	68,498
Ayala Corp.	8,920	109,676
Ayala Land, Inc.	253,800	157,764
Bank of the Philippine Islands	67,611	126,667
BDO Unibank, Inc.	92,568	218,083
International Container Terminal Services, Inc.	33,760	150,478
JG Summit Holdings, Inc.	89,355	61,547
Jollibee Foods Corp.	18,900	85,772
Manila Electric Company	8,090	58,271
Metropolitan Bank & Trust Company	65,642	60,802

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
PLDT, Inc.	3,730	$86,139
SM Investments Corp.	8,302	130,676
SM Prime Holdings, Inc.	311,044	184,755
Universal Robina Corp.	30,280	64,577
		1,563,705
Poland - 0.3%
Allegro.eu SA (A)(B)	18,064	152,897
Bank Polska Kasa Opieki SA	5,522	213,498
Budimex SA	436	69,375
CD Projekt SA	2,349	68,675
Cyfrowy Polsat SA (A)	6,360	19,931
Dino Polska SA (A)(B)	1,719	201,270
KGHM Polska Miedz SA	5,681	177,212
LPP SA	42	172,880
mBank SA (A)	508	69,074
ORLEN SA	19,842	330,370
PGE Polska Grupa Energetyczna SA (A)	26,654	58,800
Powszechna Kasa Oszczednosci Bank Polski SA (A)	32,873	420,572
Powszechny Zaklad Ubezpieczen SA	23,000	276,270
Santander Bank Polska SA	1,219	151,801
		2,382,625
Portugal - 0.1%
EDP - Energias de Portugal SA	107,266	539,869
Galp Energia SGPS SA	18,673	274,748
Jeronimo Martins SGPS SA	9,675	246,233
		1,060,850
Russia - 0.0%
Gazprom PJSC, ADR (A)(E)	3,680	405
Gazprom PJSC, ADR (London Stock Exchange) (A)(E)	251,662	27,683
LUKOIL PJSC, ADR (A)(E)	23,756	46,562
MMC Norilsk Nickel PJSC, ADR (A)(E)	39,185	21,552
Mobile TeleSystems PJSC, ADR (A)(E)	20,264	3,850
Novatek PJSC, GDR (A)(E)	3,057	15,193
Rosneft Oil Company PJSC, GDR (A)(E)	30,000	30,000
Rosneft Oil Company PJSC, GDR (London Stock Exchange) (A)(E)	9,131	9,131
Sberbank of Russia PJSC, ADR (A)(E)	40,000	14,000
Sberbank of Russia PJSC, ADR (London Stock Exchange) (A)(E)	34,900	12,329
Severstal PAO, GDR (A)(E)	4,250	1,913
Surgutneftegas PJSC, ADR (A)(E)	22,274	3,341
Surgutneftegas PJSC, ADR (London Stock Exchange) (A)(E)	23,070	2,307
Tatneft PJSC, ADR (A)(E)	7,986	8,146
VTB Bank PJSC, GDR (A)(E)	50,760	1,015
		197,427
Saudi Arabia - 1.1%
ACWA Power Company	2,748	188,337
Advanced Petrochemical Company	4,529	47,614
Al Rajhi Bank	67,083	1,555,387
Alinma Bank	34,699	358,310
Almarai Company JSC	8,852	132,622
Arab National Bank	21,244	143,554
Arabian Internet & Communications Services Company	812	74,920
Bank AlBilad	17,420	208,564
Bank Al-Jazira (A)	14,284	71,187
Banque Saudi Fransi	19,205	204,768
Bupa Arabia for Cooperative Insurance Company	2,820	160,227
Dallah Healthcare Company	1,169	53,494
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Saudi Arabia (continued)
Dar Al Arkan Real Estate Development Company (A)	18,814	$69,788
Dr Sulaiman Al Habib Medical Services Group Company	2,961	224,104
Elm Company	812	176,395
Etihad Etisalat Company	13,413	176,716
Jarir Marketing Company	20,900	87,152
Mobile Telecommunications Company Saudi Arabia	15,053	56,704
Mouwasat Medical Services Company	3,348	99,762
Nahdi Medical Company	1,333	48,671
National Industrialization Company (A)	11,652	38,205
Power & Water Utility Company for Jubail & Yanbu	2,564	42,839
Rabigh Refining & Petrochemical Company (A)	14,852	41,238
Riyad Bank	50,248	382,315
SABIC Agri-Nutrients Company	7,973	293,667
Sahara International Petrochemical Company	12,775	115,873
Saudi Arabian Mining Company (A)	45,750	537,418
Saudi Arabian Oil Company (B)	92,548	814,807
Saudi Aramco Base Oil Company	1,730	65,237
Saudi Awwal Bank	34,070	341,396
Saudi Basic Industries Corp.	30,455	676,053
Saudi Electricity Company	29,505	149,143
Saudi Industrial Investment Group	7,839	46,355
Saudi Kayan Petrochemical Company (A)	26,130	75,633
Saudi Research & Media Group (A)	1,230	56,033
Saudi Tadawul Group Holding Company	1,623	79,436
Saudi Telecom Company	67,677	730,518
The Company for Cooperative Insurance	2,068	71,891
The Saudi Investment Bank	16,741	70,949
The Saudi National Bank	100,443	1,035,889
The Savola Group	9,302	92,652
Yanbu National Petrochemical Company	7,999	80,986
		9,976,809
Singapore - 0.9%
BOC Aviation, Ltd. (B)	7,400	56,639
CapitaLand Ascendas REIT	117,802	270,070
CapitaLand Integrated Commercial Trust	183,231	285,619
CapitaLand Investment, Ltd.	93,902	224,508
City Developments, Ltd.	16,600	83,581
DBS Group Holdings, Ltd.	61,654	1,559,158
Genting Singapore, Ltd.	226,200	171,337
Grab Holdings, Ltd., Class A (A)	63,200	212,984
Jardine Cycle & Carriage, Ltd.	3,400	76,627
JOYY, Inc., ADR	2,000	79,400
Keppel Corp., Ltd.	55,069	294,664
Mapletree Logistics Trust	124,150	163,468
Mapletree Pan Asia Commercial Trust	89,600	106,449
Oversea-Chinese Banking Corp., Ltd.	115,002	1,131,552
Sea, Ltd., ADR (A)	12,200	494,100
Seatrium, Ltd. (A)	1,516,093	135,375
Sembcorp Industries, Ltd.	30,200	121,389
Singapore Airlines, Ltd.	45,550	226,171
Singapore Exchange, Ltd.	30,900	229,877
Singapore Technologies Engineering, Ltd.	61,500	181,099
Singapore Telecommunications, Ltd.	294,940	552,129
United Overseas Bank, Ltd.	42,208	910,984
UOL Group, Ltd.	20,239	96,145
Wilmar International, Ltd.	72,000	194,499
		7,857,824
South Africa - 0.8%
Absa Group, Ltd.	27,515	245,562

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Anglo American Platinum, Ltd.	1,813	$95,159
Aspen Pharmacare Holdings, Ltd.	13,036	145,419
Bid Corp., Ltd.	11,078	258,404
Capitec Bank Holdings, Ltd.	2,975	331,936
Clicks Group, Ltd.	8,355	149,745
Discovery, Ltd.	16,080	125,549
Exxaro Resources, Ltd.	8,997	101,009
FirstRand, Ltd.	172,480	691,988
Gold Fields, Ltd.	29,492	447,524
Harmony Gold Mining Company, Ltd.	18,873	122,928
Impala Platinum Holdings, Ltd.	28,968	143,854
Kumba Iron Ore, Ltd.	2,164	72,535
MTN Group, Ltd.	59,164	373,192
Naspers, Ltd., N Shares	6,632	1,135,200
Nedbank Group, Ltd.	15,440	182,263
Northam Platinum Holdings, Ltd.	11,870	89,941
Old Mutual, Ltd.	182,601	127,999
OUTsurance Group, Ltd.	28,715	65,860
Pepkor Holdings, Ltd. (B)	56,996	61,146
Remgro, Ltd.	17,781	157,253
Sanlam, Ltd.	59,860	238,772
Sasol, Ltd.	19,396	195,467
Shoprite Holdings, Ltd.	16,492	247,413
Sibanye Stillwater, Ltd.	101,051	135,482
Standard Bank Group, Ltd.	43,543	496,426
The Bidvest Group, Ltd.	9,718	134,150
Vodacom Group, Ltd.	21,952	127,356
Woolworths Holdings, Ltd.	33,746	132,582
		6,832,114
South Korea - 3.3%
Amorepacific Corp. (A)	975	109,375
Celltrion Healthcare Company, Ltd. (A)(E)	3,300	193,846
Celltrion Pharm, Inc. (A)	627	44,726
Celltrion, Inc.	3,753	586,059
CJ CheilJedang Corp.	210	52,707
CosmoAM&T Company, Ltd. (A)	818	92,757
Coway Company, Ltd. (A)	2,324	102,789
DB Insurance Company, Ltd. (A)	1,122	72,664
Doosan Bobcat, Inc.	1,103	42,966
Doosan Enerbility Company, Ltd. (A)	15,327	188,310
Ecopro BM Company, Ltd. (A)	1,656	367,270
Ecopro Company, Ltd. (A)	674	335,838
F&F Company, Ltd. (A)	575	39,691
GS Holdings Corp.	1,749	55,373
Hana Financial Group, Inc.	9,993	335,211
Hankook Tire & Technology Company, Ltd. (A)	1,937	68,079
Hanmi Pharm Company, Ltd.	152	41,462
Hanmi Semiconductor Company, Ltd.	1,497	71,130
Hanon Systems	4,656	26,227
Hanwha Aerospace Company, Ltd. (A)	1,199	115,668
Hanwha Ocean Company, Ltd. (A)	1,972	38,268
Hanwha Solutions Corp. (A)	3,077	93,522
HD Hyundai Company, Ltd.	1,555	76,218
HD Hyundai Heavy Industries Company, Ltd.	609	60,751
HD Korea Shipbuilding & Offshore Engineering Company, Ltd.	1,127	105,408
HLB, Inc. (A)	3,222	126,232
HMM Company, Ltd. (A)	8,540	129,563
Hotel Shilla Company, Ltd. (A)	1,060	53,637
HYBE Company, Ltd.	560	101,119
Hyundai Engineering & Construction Company, Ltd. (A)	2,649	71,506
Hyundai Glovis Company, Ltd. (A)	539	79,866
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hyundai Mipo Dockyard Company, Ltd.	819	$53,742
Hyundai Mobis Company, Ltd.	2,223	407,283
Hyundai Motor Company	4,857	764,031
Hyundai Steel Company (A)	2,875	81,023
Industrial Bank of Korea (A)	9,540	87,687
JYP Entertainment Corp. (A)	959	75,104
Kakao Corp. (A)	10,511	440,933
KakaoBank Corp. (A)	5,704	125,601
Kakaopay Corp. (A)	917	34,864
Kangwon Land, Inc. (A)	3,612	44,760
KB Financial Group, Inc.	12,892	537,877
KB Financial Group, Inc., ADR (D)	430	17,789
Kia Corp. (A)	8,833	683,085
Korea Aerospace Industries, Ltd. (A)	1,710	66,198
Korea Electric Power Corp.	6,370	93,313
Korea Electric Power Corp., ADR	4,277	31,008
Korea Investment Holdings Company, Ltd. (A)	1,170	55,415
Korea Zinc Company, Ltd.	350	134,726
Korean Air Lines Company, Ltd. (A)	6,728	124,300
Krafton, Inc. (A)	992	148,598
KT Corp.	2,204	58,767
KT&G Corp.	3,484	234,711
Kum Yang Company, Ltd. (A)	1,091	91,513
Kumho Petrochemical Company, Ltd. (A)	614	63,053
L&F Company, Ltd. (A)	748	117,410
LG Chem, Ltd. (A)	1,689	649,629
LG Corp. (A)	2,922	194,179
LG Display Company, Ltd.	5,471	53,866
LG Display Company, Ltd., ADR (D)	2,417	11,650
LG Electronics, Inc.	3,973	312,429
LG Energy Solution, Ltd. (A)	1,580	521,425
LG H&H Company, Ltd. (A)	358	98,338
LG Innotek Company, Ltd. (A)	575	106,502
LG Uplus Corp.	9,062	71,869
Lotte Chemical Corp. (A)	674	79,857
Meritz Financial Group, Inc. (A)	3,559	162,829
Mirae Asset Securities Company, Ltd. (A)	7,084	41,833
NAVER Corp.	4,486	776,169
NCSoft Corp. (A)	550	102,295
Netmarble Corp. (A)(B)	515	23,108
NH Investment & Securities Company, Ltd. (A)	3,944	31,544
Orion Corp. (A)	569	51,062
Pearl Abyss Corp. (A)	1,020	30,536
Posco DX Company, Ltd. (A)	1,819	104,001
POSCO Future M Company, Ltd. (A)	1,059	292,472
POSCO Holdings, Inc.	2,484	955,075
Posco International Corp. (A)	1,782	85,665
Samsung Biologics Company, Ltd. (A)(B)	586	344,732
Samsung C&T Corp. (A)	2,732	274,043
Samsung Electro-Mechanics Company, Ltd. (A)	1,863	220,722
Samsung Electronics Company, Ltd.	163,250	9,908,759
Samsung Engineering Company, Ltd. (A)	5,310	118,951
Samsung Fire & Marine Insurance Company, Ltd. (A)	1,218	248,151
Samsung Heavy Industries Company, Ltd. (A)	20,659	123,837
Samsung Life Insurance Company, Ltd.	2,349	125,670
Samsung SDI Company, Ltd.	1,864	678,665
Samsung SDS Company, Ltd. (A)	1,322	173,854
Samsung Securities Company, Ltd.	1,475	43,941
Shinhan Financial Group Company, Ltd.	14,320	443,972

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Shinhan Financial Group Company, Ltd., ADR (D)	350	$10,773
SK Biopharmaceuticals Company, Ltd. (A)	1,071	83,165
SK Bioscience Company, Ltd. (A)	763	42,505
SK Hynix, Inc.	18,713	2,042,299
SK IE Technology Company, Ltd. (A)(B)	601	36,568
SK Innovation Company, Ltd. (A)	2,041	220,872
SK Square Company, Ltd. (A)	3,395	137,974
SK Telecom Company, Ltd.	1,870	72,649
SK, Inc.	1,269	174,677
SKC Company, Ltd. (A)	859	60,067
S-Oil Corp.	1,876	101,019
Woori Financial Group, Inc.	20,798	209,332
Yuhan Corp. (A)	1,427	76,081
		29,180,640
Spain - 1.7%
Acciona SA	843	124,127
ACS Actividades de Construccion y Servicios SA	7,419	329,513
Aena SME SA (B)	2,540	461,037
Amadeus IT Group SA	15,345	1,102,100
Banco Bilbao Vizcaya Argentaria SA	201,453	1,836,091
Banco Santander SA	523,680	2,190,383
Banco Santander SA (Mexican Stock Exchange)	22,856	93,141
CaixaBank SA	139,744	575,512
Cellnex Telecom SA (A)(B)	18,545	730,171
Corp ACCIONA Energias Renovables SA	2,249	69,800
EDP Renovaveis SA	9,513	194,743
EDP Renovaveis SA (BX Swiss Exchange)	126	2,568
Enagas SA	9,787	165,100
Endesa SA	12,378	252,524
Ferrovial SE	17,246	629,493
Grifols SA (A)	11,763	201,234
Iberdrola SA	206,216	2,704,885
Industria de Diseno Textil SA	37,098	1,618,733
Naturgy Energy Group SA	4,969	148,211
Redeia Corp. SA	13,732	226,284
Repsol SA	44,917	666,294
Telefonica SA (D)	183,426	717,171
		15,039,115
Sweden - 2.0%
Alfa Laval AB	9,840	393,935
Assa Abloy AB, B Shares	34,547	995,616
Atlas Copco AB, A Shares	92,584	1,595,325
Atlas Copco AB, B Shares	53,800	798,184
Beijer Ref AB	11,397	152,936
Boliden AB	9,749	305,139
Epiroc AB, A Shares	22,715	457,228
Epiroc AB, B Shares	14,979	262,699
EQT AB	12,034	340,726
Essity AB, B Shares	20,983	520,004
Evolution AB (B)	6,247	744,083
Fastighets AB Balder, B Shares (A)	24,258	172,035
Getinge AB, B Shares	8,639	192,369
Hennes & Mauritz AB, B Shares	22,261	390,459
Hexagon AB, B Shares	70,969	852,430
Holmen AB, B Shares	3,205	135,369
Husqvarna AB, B Shares	14,199	117,121
Industrivarden AB, A Shares	5,394	176,350
Industrivarden AB, C Shares	6,375	208,016
Indutrade AB	9,332	243,216
Investment AB Latour, B Shares	5,009	130,666
Investor AB, B Shares	58,569	1,358,199
L.E. Lundbergforetagen AB, B Shares	3,102	168,925
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Lifco AB, B Shares	7,888	$193,657
Nibe Industrier AB, B Shares	51,776	363,593
Saab AB, B Shares	2,710	163,315
Sagax AB, B Shares	6,422	176,763
Sandvik AB	36,214	786,762
Securitas AB, B Shares	20,108	197,139
Skandinaviska Enskilda Banken AB, A Shares	53,588	739,552
Skanska AB, B Shares	12,918	234,043
SKF AB, B Shares	11,531	231,088
Svenska Cellulosa AB SCA, B Shares	20,883	313,714
Svenska Handelsbanken AB, A Shares	50,274	546,350
Swedbank AB, A Shares	28,754	581,339
Swedish Orphan Biovitrum AB (A)	6,595	175,067
Tele2 AB, B Shares	17,728	152,384
Telefonaktiebolaget LM Ericsson, B Shares	100,604	633,119
Telia Company AB	91,625	233,775
Volvo AB, A Shares	8,008	212,468
Volvo AB, B Shares	51,555	1,341,461
Volvo Car AB, B Shares (A)	20,359	66,028
		18,052,647
Switzerland - 6.6%
ABB, Ltd.	54,682	2,427,780
Adecco Group AG	6,058	297,530
Alcon, Inc.	17,168	1,343,156
Avolta AG (A)	3,335	131,303
Bachem Holding AG	1,275	98,738
Baloise Holding AG	1,556	243,963
Banque Cantonale Vaudoise	1,029	132,709
Barry Callebaut AG	136	229,592
BKW AG	721	128,242
Chocoladefabriken Lindt & Spruengli AG	4	485,275
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	34	408,123
Cie Financiere Richemont SA, A Shares	17,834	2,463,306
Clariant AG (A)	8,258	122,010
Coca-Cola HBC AG (A)	8,067	236,871
DSM-Firmenich AG	6,357	646,464
EMS-Chemie Holding AG	241	195,410
Geberit AG	1,129	724,726
Givaudan SA	317	1,314,508
Glencore PLC	361,179	2,171,061
Helvetia Holding AG	1,256	173,186
Holcim, Ltd. (A)	17,601	1,382,408
Julius Baer Group, Ltd.	7,301	409,572
Kuehne + Nagel International AG	1,851	638,774
Logitech International SA	5,565	529,167
Lonza Group AG	2,544	1,072,516
Nestle SA	91,268	10,579,776
Novartis AG	70,065	7,077,300
Partners Group Holding AG	768	1,110,491
Roche Holding AG	24,015	6,981,006
Roche Holding AG, Bearer Shares	1,094	339,934
Sandoz Group AG (A)	13,872	446,319
Schindler Holding AG	806	191,410
Schindler Holding AG, Participation Certificates	1,378	344,989
SGS SA	5,077	438,302
SIG Group AG (A)	10,451	240,697
Sika AG	5,211	1,699,183
Sonova Holding AG	1,838	601,114
Straumann Holding AG	3,800	614,091
Swiss Life Holding AG	1,050	729,701
Swiss Prime Site AG	2,598	277,579
Swiss Re AG	10,244	1,152,762

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Swisscom AG	886	$533,256
Temenos AG	2,556	238,189
The Swatch Group AG	2,395	125,568
The Swatch Group AG, Bearer Shares	986	268,281
UBS Group AG	112,426	3,492,130
VAT Group AG (B)	914	459,064
Zurich Insurance Group AG	5,140	2,687,332
		58,634,864
Taiwan - 4.2%
Accton Technology Corp.	17,000	288,945
Acer, Inc.	99,018	173,258
Advantech Company, Ltd.	14,623	176,959
Airtac International Group	4,185	137,511
Alchip Technologies, Ltd.	3,000	318,775
ASE Technology Holding Company, Ltd.	103,338	452,852
Asia Cement Corp.	72,863	98,398
Asustek Computer, Inc.	23,952	381,200
AUO Corp. (A)	219,061	129,360
Catcher Technology Company, Ltd.	19,184	121,137
Cathay Financial Holding Company, Ltd. (A)	326,373	486,233
Chailease Holding Company, Ltd.	48,200	302,877
Chang Hwa Commercial Bank, Ltd.	185,903	108,367
Cheng Shin Rubber Industry Company, Ltd.	66,680	97,442
China Airlines, Ltd.	94,000	66,186
China Development Financial Holding Corp. (A)	504,133	206,025
China Steel Corp.	398,388	350,341
Chunghwa Telecom Company, Ltd.	127,148	497,462
Compal Electronics, Inc.	139,764	181,038
CTBC Financial Holding Company, Ltd.	586,465	541,193
Delta Electronics, Inc.	64,866	661,531
E Ink Holdings, Inc.	29,000	185,688
E.Sun Financial Holding Company, Ltd.	474,218	398,403
Eclat Textile Company, Ltd.	6,259	114,383
eMemory Technology, Inc.	2,000	159,029
Eva Airways Corp.	86,000	88,009
Evergreen Marine Corp. Taiwan, Ltd.	33,826	157,911
Far Eastern New Century Corp.	99,875	101,485
Far EasTone Telecommunications Company, Ltd.	45,159	117,436
Feng TAY Enterprise Company, Ltd.	16,262	92,637
First Financial Holding Company, Ltd.	364,543	325,278
Formosa Chemicals & Fibre Corp.	117,212	237,809
Formosa Petrochemical Corp.	39,720	104,384
Formosa Plastics Corp.	128,086	330,394
Fubon Financial Holding Company, Ltd.	264,897	558,820
Gigabyte Technology Company, Ltd.	17,000	146,652
Global Unichip Corp.	3,000	169,573
Globalwafers Company, Ltd.	7,000	133,589
Hon Hai Precision Industry Company, Ltd.	421,368	1,433,594
Hotai Motor Company, Ltd.	10,200	235,330
Hua Nan Financial Holdings Company, Ltd.	296,225	215,572
Innolux Corp. (A)	237,154	110,282
Inventec Corp.	89,899	153,947
Largan Precision Company, Ltd.	3,143	293,564
Lite-On Technology Corp.	67,626	256,788
MediaTek, Inc.	51,340	1,695,242
Mega Financial Holding Company, Ltd.	375,189	478,742
Micro-Star International Company, Ltd.	23,000	152,613
momo.com, Inc.	2,640	43,711
Nan Ya Plastics Corp.	160,992	348,621
Nan Ya Printed Circuit Board Corp.	8,000	65,418
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Nanya Technology Corp.	37,000	$93,901
Nien Made Enterprise Company, Ltd.	5,000	57,453
Novatek Microelectronics Corp.	19,361	325,638
Pegatron Corp.	66,989	190,346
PharmaEssentia Corp. (A)	7,000	78,826
Pou Chen Corp.	78,641	79,134
Powerchip Semiconductor Manufacturing Corp.	91,000	87,189
President Chain Store Corp.	19,496	171,140
Quanta Computer, Inc.	90,771	660,851
Realtek Semiconductor Corp.	14,999	230,009
Ruentex Development Company, Ltd. (A)	51,840	63,658
Shin Kong Financial Holding Company, Ltd. (A)	411,790	118,655
SinoPac Financial Holdings Company, Ltd.	355,369	227,960
Synnex Technology International Corp.	41,928	95,849
Taishin Financial Holding Company, Ltd.	373,535	220,117
Taiwan Business Bank	210,944	94,070
Taiwan Cement Corp.	232,594	264,014
Taiwan Cooperative Financial Holding Company, Ltd.	320,260	278,538
Taiwan High Speed Rail Corp.	66,000	65,978
Taiwan Mobile Company, Ltd.	55,257	177,485
Taiwan Semiconductor Manufacturing Company, Ltd.	842,227	16,146,792
The Shanghai Commercial & Savings Bank, Ltd.	120,142	183,089
Unimicron Technology Corp.	47,000	268,534
Uni-President Enterprises Corp.	161,487	391,789
United Microelectronics Corp.	380,313	647,988
Vanguard International Semiconductor Corp.	31,000	82,174
Voltronic Power Technology Corp.	2,000	111,226
Walsin Lihwa Corp.	87,735	110,269
Wan Hai Lines, Ltd.	22,770	40,736
Winbond Electronics Corp.	106,100	105,015
Wistron Corp.	88,000	281,521
Wiwynn Corp.	3,000	177,632
WPG Holdings, Ltd.	47,840	127,098
Yageo Corp.	10,015	194,466
Yang Ming Marine Transport Corp.	60,000	100,146
Yuanta Financial Holding Company, Ltd.	339,600	305,099
Zhen Ding Technology Holding, Ltd.	19,000	67,357
		37,603,736
Thailand - 0.5%
Advanced Info Service PCL	40,400	256,718
Airports of Thailand PCL	144,700	253,097
Bangkok Dusit Medical Services PCL, NVDR	387,300	314,529
Bangkok Expressway & Metro PCL, NVDR	354,600	82,530
Banpu PCL, NVDR	273,700	54,406
Berli Jucker PCL, NVDR	21,300	15,582
BTS Group Holdings PCL, NVDR	301,600	63,980
Bumrungrad Hospital PCL, NVDR	15,600	101,362
Central Pattana PCL, NVDR	64,400	131,851
Central Retail Corp. PCL	45,441	54,501
Charoen Pokphand Foods PCL	136,200	78,052
CP ALL PCL	184,600	302,403
CP ALL PCL, NVDR	12,300	20,149
CP Axtra PCL, NVDR	71,600	56,582
Delta Electronics Thailand PCL, NVDR	105,500	271,188
Energy Absolute PCL	56,900	73,577
Global Power Synergy PCL, NVDR	24,100	34,161
Gulf Energy Development PCL, NVDR	79,150	103,016

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Home Product Center PCL	204,400	$69,980
Indorama Ventures PCL, NVDR	54,900	43,770
Intouch Holdings PCL, NVDR	32,900	68,854
Kasikornbank PCL, NVDR	20,000	79,009
Krung Thai Bank PCL	164,375	88,510
Krungthai Card PCL	30,800	39,182
Land & Houses PCL, NVDR	393,400	93,855
Minor International PCL, NVDR	131,483	113,473
Muangthai Capital PCL, NVDR	11,300	14,853
PTT Exploration & Production PCL	47,147	205,372
PTT Global Chemical PCL	87,373	98,331
PTT Oil & Retail Business PCL, NVDR	102,500	57,269
PTT PCL	329,000	343,945
PTT PCL, NVDR	10,500	10,977
SCB X PCL	23,348	72,435
SCG Packaging PCL, NVDR	44,000	46,310
Thai Oil PCL	50,886	79,758
The Siam Cement PCL	12,000	107,461
The Siam Cement PCL, NVDR	14,300	128,058
TMBThanachart Bank PCL, NVDR	829,800	40,559
True Corp. PCL	269,362	39,791
		4,109,436
Turkey - 0.2%
Akbank TAS	100,286	124,030
Aselsan Elektronik Sanayi Ve Ticaret AS	46,762	71,434
BIM Birlesik Magazalar AS	16,428	167,550
Eregli Demir ve Celik Fabrikalari TAS (A)	49,091	68,243
Ford Otomotiv Sanayi AS	2,390	59,951
Haci Omer Sabanci Holding AS	34,855	71,353
Hektas Ticaret TAS (A)	38,876	26,465
KOC Holding AS	25,423	122,070
Pegasus Hava Tasimaciligi AS (A)	1,574	34,647
Sasa Polyester Sanayi AS (A)	35,185	43,425
Tofas Turk Otomobil Fabrikasi AS	4,273	30,416
Turk Hava Yollari AO (A)	18,859	146,113
Turkcell Iletisim Hizmetleri AS	38,572	73,324
Turkiye Is Bankasi AS, Class C	134,602	106,354
Turkiye Petrol Rafinerileri AS	34,986	169,435
Turkiye Sise ve Cam Fabrikalari AS	47,094	73,094
Yapi ve Kredi Bankasi AS	100,953	66,727
		1,454,631
United Arab Emirates - 0.0%
NMC Health PLC (A)(E)	4,471	0
United Kingdom - 8.5%
3i Group PLC	33,057	1,017,477
abrdn PLC	67,699	153,918
Admiral Group PLC	8,900	304,277
Anglo American PLC	42,911	1,073,920
AngloGold Ashanti PLC	14,430	277,079
Ashtead Group PLC	14,934	1,038,019
Associated British Foods PLC	11,883	358,142
AstraZeneca PLC	52,980	7,146,459
Auto Trader Group PLC (B)	31,085	285,567
Aviva PLC	96,832	535,813
BAE Systems PLC	103,325	1,462,481
Barclays PLC	540,046	1,057,445
Barratt Developments PLC	38,692	277,170
BP PLC	585,967	3,473,651
British American Tobacco PLC	71,745	2,099,198
BT Group PLC	237,392	374,031
Bunzl PLC	11,428	464,382
Burberry Group PLC	13,108	236,428
Centrica PLC	192,412	344,937
Coca-Cola Europacific Partners PLC	6,887	457,959
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Compass Group PLC	59,046	$1,615,693
Croda International PLC	5,146	331,011
Diageo PLC	76,297	2,769,210
Endeavour Mining PLC	6,282	140,567
Entain PLC	21,740	274,164
GSK PLC	138,567	2,559,219
Haleon PLC	189,397	775,442
Halma PLC	13,950	405,608
Hargreaves Lansdown PLC	13,764	128,638
HSBC Holdings PLC	667,549	5,400,442
Imperial Brands PLC	29,156	671,398
Informa PLC	48,542	482,818
InterContinental Hotels Group PLC	5,955	536,997
Intertek Group PLC	6,021	325,956
J Sainsbury PLC	55,808	215,163
JD Sports Fashion PLC	87,670	185,013
Kingfisher PLC	65,606	203,272
Land Securities Group PLC	25,882	232,276
Legal & General Group PLC	202,129	645,941
Lloyds Banking Group PLC	2,174,830	1,319,113
London Stock Exchange Group PLC	14,236	1,682,858
M&G PLC	75,877	214,740
Melrose Industries PLC	45,639	329,896
Mondi PLC	13,861	271,186
Mondi PLC (Johannesburg Stock Exchange)	4,137	81,692
National Grid PLC	126,026	1,697,735
NatWest Group PLC	195,705	545,117
Next PLC	4,131	427,041
Ocado Group PLC (A)	19,565	188,997
Pearson PLC	23,325	286,499
Pepco Group NV (A)	5,907	39,104
Persimmon PLC	11,973	211,637
Phoenix Group Holdings PLC	27,163	184,956
Reckitt Benckiser Group PLC	24,469	1,688,442
RELX PLC	41,592	1,650,112
RELX PLC (Euronext Amsterdam Exchange)	22,799	903,327
Rentokil Initial PLC	85,275	480,632
Rio Tinto PLC	38,490	2,862,926
Rolls-Royce Holdings PLC (A)	284,201	1,084,047
Schroders PLC	29,188	159,593
Segro PLC	39,864	449,556
Severn Trent PLC	9,413	309,542
Shell PLC	226,405	7,411,153
Smith & Nephew PLC	29,554	405,985
Smiths Group PLC	12,075	271,028
Spirax-Sarco Engineering PLC	2,735	365,931
SSE PLC	36,760	867,755
St. James's Place PLC	20,193	175,685
Standard Chartered PLC	80,099	679,731
Taylor Wimpey PLC	139,593	261,306
Tesco PLC	247,643	917,449
The Berkeley Group Holdings PLC	4,051	241,849
The Sage Group PLC	34,459	514,431
Unilever PLC	84,932	4,111,640
United Utilities Group PLC	23,160	312,851
Vodafone Group PLC	776,383	678,046
Whitbread PLC	6,683	311,142
Wise PLC, Class A (A)	20,804	231,371
WPP PLC	36,478	348,433
		75,511,715
United States - 0.2%
BeiGene, Ltd. (A)	23,300	324,886
Brookfield Renewable Corp., Class A	5,150	148,237

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Equity Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Legend Biotech Corp., ADR (A)	2,500	$150,425
Parade Technologies, Ltd.	3,000	116,941
RB Global, Inc.	6,100	408,201
Southern Copper Corp.	2,874	247,365
		1,396,055
TOTAL COMMON STOCKS (Cost $637,173,109)		$845,538,006
PREFERRED SECURITIES - 0.9%
Brazil - 0.4%
Banco Bradesco SA	179,381	625,536
Banco BTG Pactual SA	4	8
Centrais Eletricas Brasileiras SA, B Shares	5,700	55,166
Cia Energetica de Minas Gerais	47,171	111,872
Cia Paranaense de Energia, B Shares	32,500	57,781
Gerdau SA	45,780	221,529
Itau Unibanco Holding SA	164,589	1,145,128
Itausa SA	181,522	387,078
Petroleo Brasileiro SA	165,151	1,260,071
		3,864,169
Germany - 0.3%
Bayerische Motoren Werke AG	2,090	207,961
Dr. Ing. h.c. F. Porsche AG (B)	3,890	342,619
Henkel AG & Company KGaA	5,727	460,691
Porsche Automobil Holding SE	5,695	291,024
Sartorius AG	833	305,894
Volkswagen AG	6,978	860,081
		2,468,270
South Korea - 0.2%
Hyundai Motor Company	705	62,007
Hyundai Motor Company, 2nd Preferred	1,197	105,985
LG Chem, Ltd. (A)	162	38,879
Samsung Electronics Company, Ltd.	28,139	1,355,920
		1,562,791
TOTAL PREFERRED SECURITIES (Cost $7,327,909)		$7,895,230
RIGHTS - 0.0%
Localiza Rent a Car SA (Expiration Date: 2-6-24; Strike Price: BRL 45.35) (A)	109	449
Mega Financial Holding Company, Ltd. (Expiration Date: 1-22-24; Strike Price: TWD 33.00) (A)	7,814	1,579
TOTAL RIGHTS (Cost $0)		$2,028
International Equity Index Trust (continued)
	Shares or Principal Amount	Value
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (A)	60,320	$212
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (A)	30,160	44
Constellation Software, Inc. (Expiration Date: 3-31-40) (A)(E)(F)	700	0
TOTAL WARRANTS (Cost $0)		$256
SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
Fidelity Government Portfolio, Institutional Class, 5.2843% (G)	27,626,363	27,626,363
John Hancock Collateral Trust, 5.3645% (G)(H)	182,768	1,827,717
TOTAL SHORT-TERM INVESTMENTS (Cost $29,454,060)		$29,454,080
Total Investments (International Equity Index Trust) (Cost $673,955,078) - 99.7%		$882,889,600
Other assets and liabilities, net - 0.3%		2,965,809
TOTAL NET ASSETS - 100.0%		$885,855,409
Currency Abbreviations
BRL	Brazilian Real
THB	Thai Bhat
TWD	New Taiwan Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(D)	All or a portion of this security is on loan as of 12-31-23.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	Strike price and/or expiration date not available.
(G)	The rate shown is the annualized seven-day yield as of 12-31-23.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	124	Long	Mar 2024	$13,396,252	$13,964,881	$568,629
Mini MSCI Emerging Markets Index Futures	206	Long	Mar 2024	10,156,155	10,647,110	490,955
MSCI Kuwait Index Futures	121	Long	Mar 2024	1,740,877	1,772,045	31,168
MSCI Qatar Index Futures	129	Long	Mar 2024	1,918,760	2,080,770	162,010
MSCI UAE Index Futures	80	Long	Mar 2024	2,827,449	2,933,200	105,751
S&P/TSX 60 Index Futures	8	Long	Mar 2024	1,483,291	1,534,010	50,719
						$1,409,232

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust
	Shares or Principal Amount	Value
COMMON STOCKS - 98.4%
Australia - 7.0%
A2B Australia, Ltd.	9,047	$13,149
Accent Group, Ltd.	24,907	32,908
Adairs, Ltd.	7,392	9,110
Adbri, Ltd. (A)	19,036	38,983
Ainsworth Game Technology, Ltd. (A)	10,192	9,106
Alcidion Group, Ltd. (A)	43,339	2,217
Alkane Resources, Ltd. (A)	25,036	11,142
Alliance Aviation Services, Ltd. (A)	3,238	7,117
Altium, Ltd.	425	13,548
Alumina, Ltd. (A)	53,091	32,748
AMA Group, Ltd. (A)	56,721	2,705
AMP, Ltd.	110,740	70,206
Ansell, Ltd.	5,635	96,675
Appen, Ltd. (A)	6,367	2,724
Arafura Rare Earths, Ltd. (A)	190,322	21,388
Arafura Rare Earths, Ltd., Additional Offering (A)	14,071	1,581
ARB Corp., Ltd.	3,247	79,412
Archer Materials, Ltd. (A)	10,038	2,600
ARN Media, Ltd.	20,357	13,869
Articore Group, Ltd. (A)(B)	13,929	6,569
AUB Group, Ltd.	5,591	105,830
Audinate Group, Ltd. (A)	3,532	38,878
Aurelia Metals, Ltd. (A)	115,998	8,673
Aussie Broadband, Ltd. (A)	7,972	21,174
Aussie Broadband, Ltd., Additional Offering (A)	1,127	2,993
Austal, Ltd.	23,155	31,994
Australian Agricultural Company, Ltd. (A)	28,065	26,760
Australian Clinical Labs, Ltd.	5,715	11,246
Australian Ethical Investment, Ltd.	4,074	15,009
Australian Finance Group, Ltd.	15,010	15,952
Australian Strategic Materials, Ltd. (A)	2,603	2,249
Auswide Bank, Ltd.	752	2,634
AVZ Minerals, Ltd. (A)(C)	98,026	39,078
Baby Bunting Group, Ltd.	5,551	7,561
Bank of Queensland, Ltd.	32,354	134,130
Bapcor, Ltd.	15,610	58,943
Base Resources, Ltd.	32,069	3,386
Beach Energy, Ltd.	74,859	81,730
Beacon Lighting Group, Ltd.	6,576	10,401
Bega Cheese, Ltd.	15,122	36,489
Bell Financial Group, Ltd.	10,635	9,781
Bellevue Gold, Ltd. (A)	54,153	61,684
Betmakers Technology Group, Ltd. (A)	14,102	797
Bigtincan Holdings, Ltd. (A)	29,230	3,992
Boral, Ltd. (A)	14,795	54,365
Boss Energy, Ltd. (A)	16,048	43,962
Bravura Solutions, Ltd. (A)	32,221	18,745
Breville Group, Ltd.	4,635	86,013
Brickworks, Ltd.	3,876	73,845
Bubs Australia, Ltd. (A)	28,812	2,549
Bubs Australia, Ltd., Additional Offering (A)	4,285	379
BWX, Ltd. (A)(C)	9,946	1,356
Calidus Resources, Ltd. (A)	34,959	5,127
Capitol Health, Ltd.	41,735	6,680
Capricorn Metals, Ltd. (A)	13,300	42,634
Carnarvon Energy, Ltd. (A)	51,813	8,116
Cash Converters International, Ltd.	14,501	2,124
Cedar Woods Properties, Ltd.	5,696	19,364
Challenger, Ltd.	19,023	84,213
Champion Iron, Ltd.	13,415	76,875
City Chic Collective, Ltd. (A)	9,410	3,424
Clinuvel Pharmaceuticals, Ltd.	2,335	25,431
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Clover Corp., Ltd.	8,155	$4,607
Coast Entertainment Holdings, Ltd. (A)	39,016	12,232
Codan, Ltd.	5,320	30,966
Collins Foods, Ltd.	4,405	35,524
Cooper Energy, Ltd. (A)	158,205	14,011
Corporate Travel Management, Ltd.	4,156	55,326
Costa Group Holdings, Ltd.	18,556	39,396
Credit Corp. Group, Ltd.	3,047	33,653
CSR, Ltd.	25,551	114,958
Data#3, Ltd.	9,073	52,185
De Grey Mining, Ltd. (A)	71,967	61,404
De Grey Mining, Ltd., Additional Offering (A)	2,072	1,768
Deterra Royalties, Ltd.	10,662	38,306
Dicker Data, Ltd.	2,871	23,401
Domain Holdings Australia, Ltd.	11,859	27,867
Domino's Pizza Enterprises, Ltd.	2,077	83,378
Downer EDI, Ltd.	26,043	78,102
Eagers Automotive, Ltd.	7,533	74,320
Elders, Ltd.	6,762	34,723
Emeco Holdings, Ltd.	22,924	10,464
Emerald Resources NL (A)	28,411	58,248
EML Payments, Ltd. (A)	16,327	8,787
Enero Group, Ltd.	3,952	4,173
EQT Holdings, Ltd.	993	17,262
EVT, Ltd.	5,448	45,430
Finbar Group, Ltd. (A)	8,370	4,109
FleetPartners Group, Ltd. (A)	16,681	34,715
Fleetwood, Ltd.	8,058	9,888
Flight Centre Travel Group, Ltd.	6,231	86,407
Frontier Digital Ventures, Ltd. (A)	11,391	4,275
G8 Education, Ltd.	51,376	41,294
Galan Lithium, Ltd. (A)(B)	15,105	7,092
Gold Road Resources, Ltd.	44,969	60,111
GrainCorp, Ltd., Class A	9,793	48,696
Grange Resources, Ltd.	21,083	6,681
GUD Holdings, Ltd.	7,010	57,298
GWA Group, Ltd.	12,453	19,001
Hansen Technologies, Ltd.	11,735	40,736
Harvey Norman Holdings, Ltd.	24,082	68,949
Healius, Ltd. (A)	30,121	33,586
Helia Group, Ltd.	18,245	54,118
Highfield Resources, Ltd. (A)	13,495	3,040
HUB24, Ltd.	3,277	80,396
Humm Group, Ltd.	28,676	9,674
Iluka Resources, Ltd.	1,450	6,523
Imdex, Ltd.	25,654	32,918
Immutep, Ltd. (A)	26,372	6,196
Infomedia, Ltd.	17,584	17,263
Inghams Group, Ltd.	20,588	55,590
Insignia Financial, Ltd.	34,787	55,488
Integral Diagnostics, Ltd.	13,604	17,664
Integrated Research, Ltd. (A)	3,367	827
Ioneer, Ltd. (A)(B)	61,614	6,278
IPH, Ltd.	10,380	45,402
IRESS, Ltd.	7,892	43,758
IVE Group, Ltd.	11,452	15,625
JB Hi-Fi, Ltd.	1,065	38,488
Johns Lyng Group, Ltd.	11,815	49,279
Jumbo Interactive, Ltd.	2,253	21,339
Jupiter Mines, Ltd.	116,266	13,086
Karoon Energy, Ltd. (A)	44,459	61,603
Kelsian Group, Ltd.	8,073	38,488
Kogan.com, Ltd. (A)	1,950	6,949
Lendlease Corp., Ltd.	7,380	37,567

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Lifestyle Communities, Ltd.	4,254	$52,821
Link Administration Holdings, Ltd.	18,547	27,577
Lovisa Holdings, Ltd.	3,846	64,078
MA Financial Group, Ltd.	4,146	15,602
Macmahon Holdings, Ltd.	112,440	14,207
Macquarie Technology Group, Ltd. (A)	246	11,490
Magellan Financial Group, Ltd.	5,757	36,390
Mayne Pharma Group, Ltd.	4,957	20,743
McMillan Shakespeare, Ltd.	3,346	36,381
McPherson's, Ltd.	9,168	3,790
Megaport, Ltd. (A)	6,675	41,739
Mesoblast, Ltd. (A)(B)	16,032	3,360
Metals X, Ltd. (A)	48,765	9,659
Metcash, Ltd.	36,255	86,256
Michael Hill International, Ltd.	16,629	10,263
MMA Offshore, Ltd. (A)	25,635	32,677
Monadelphous Group, Ltd.	5,646	57,157
Monash IVF Group, Ltd.	21,798	19,308
Mount Gibson Iron, Ltd. (A)	19,096	7,155
Myer Holdings, Ltd.	63,302	25,837
MyState, Ltd.	5,893	12,608
Nanosonics, Ltd. (A)	11,541	34,577
Navigator Global Investments, Ltd.	16,304	14,120
Netwealth Group, Ltd.	4,931	51,785
New Hope Corp., Ltd.	23,547	82,865
nib holdings, Ltd.	22,359	112,724
Nick Scali, Ltd.	5,272	44,277
Nickel Industries, Ltd.	57,059	27,010
Nine Entertainment Company Holdings, Ltd.	57,796	79,524
Novonix, Ltd. (A)(B)	10,082	4,979
NRW Holdings, Ltd.	25,786	52,381
Nufarm, Ltd.	21,032	74,896
Objective Corp., Ltd.	921	7,852
OceanaGold Corp.	38,000	72,843
OFX Group, Ltd. (A)	14,134	14,518
Omni Bridgeway, Ltd. (A)	15,737	14,536
oOh!media, Ltd.	31,712	35,752
Orora, Ltd.	63,721	113,021
Pacific Current Group, Ltd.	1,717	10,279
Pact Group Holdings, Ltd. (A)	11,275	6,576
Paladin Energy, Ltd. (A)	119,046	79,770
Panoramic Resources, Ltd. (A)(C)	95,428	2,276
Pantoro, Ltd. (A)	102,069	3,965
Peet, Ltd.	13,800	11,894
PeopleIN, Ltd.	5,152	4,406
Perenti, Ltd. (A)	35,432	25,089
Perpetual, Ltd.	4,587	79,710
Perseus Mining, Ltd.	68,083	85,637
PEXA Group, Ltd. (A)	4,479	33,841
Pinnacle Investment Management Group, Ltd.	5,460	37,492
Platinum Asset Management, Ltd.	22,136	20,051
Poseidon Nickel, Ltd. (A)	71,048	583
Praemium, Ltd. (A)	28,131	7,465
Premier Investments, Ltd.	4,406	82,835
Propel Funeral Partners, Ltd.	2,859	10,053
PSC Insurance Group, Ltd.	5,616	17,887
PWR Holdings, Ltd.	4,736	31,508
Ramelius Resources, Ltd.	38,707	44,350
ReadyTech Holdings, Ltd. (A)	4,809	11,499
Red 5, Ltd. (A)	261,310	55,096
Regis Healthcare, Ltd.	9,267	20,533
Regis Resources, Ltd. (A)	35,749	53,014
Resolute Mining, Ltd. (A)	88,090	26,590
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Ridley Corp., Ltd.	19,540	$36,628
RPMGlobal Holdings, Ltd. (A)	6,670	7,949
Sandfire Resources, Ltd. (A)	21,317	106,636
Select Harvests, Ltd. (A)	7,081	13,984
Servcorp, Ltd.	3,171	7,280
Service Stream, Ltd.	27,275	17,492
Seven West Media, Ltd. (A)	85,038	15,635
SG Fleet Group, Ltd.	8,938	14,292
Sierra Rutile Holdings, Ltd. (A)	14,764	968
Sigma Healthcare, Ltd.	86,903	59,491
Sigma Healthcare, Ltd., Entitlement Offer (A)	46,975	32,158
Silver Lake Resources, Ltd. (A)	48,508	39,253
Silver Mines, Ltd. (A)	77,466	8,415
Sims, Ltd.	7,974	84,613
SmartGroup Corp., Ltd.	8,029	47,673
SolGold PLC (A)	65,333	7,904
Solvar, Ltd.	9,936	8,944
Southern Cross Media Group, Ltd.	17,291	11,727
SRG Global, Ltd.	35,644	16,261
St. Barbara, Ltd. (A)	33,249	4,738
Strike Energy, Ltd. (A)	118,299	38,689
Super Retail Group, Ltd.	7,649	82,199
Superloop, Ltd. (A)	22,967	10,485
Symbio Holdings, Ltd.	2,522	5,099
Syrah Resources, Ltd. (A)	49,135	21,599
Tabcorp Holdings, Ltd.	93,926	53,484
Technology One, Ltd.	11,066	115,830
Temple & Webster Group, Ltd. (A)	4,468	26,518
Ten Sixty Four, Ltd. (A)(C)	8,127	3,157
Terracom, Ltd.	32,978	9,430
The Reject Shop, Ltd.	2,561	9,512
The Star Entertainment Group, Ltd. (A)	127,076	44,563
Tyro Payments, Ltd. (A)	10,423	7,836
Ventia Services Group Pty, Ltd.	27,017	57,824
Viva Energy Group, Ltd. (D)	50,268	119,604
Vulcan Energy Resources, Ltd. (A)	3,849	7,474
Webjet, Ltd. (A)	16,369	81,881
West African Resources, Ltd. (A)	42,178	27,128
Westgold Resources, Ltd. (A)	18,696	27,719
Zip Company, Ltd. (A)	18,285	7,887
		7,444,327
Austria - 1.5%
Addiko Bank AG (A)	668	9,842
Agrana Beteiligungs AG	724	11,269
ams AG (A)	44,522	112,226
ANDRITZ AG	2,906	180,790
AT&S Austria Technologie & Systemtechnik AG	1,188	34,439
BAWAG Group AG (A)(D)	3,812	201,735
CA Immobilien Anlagen AG	1,426	51,110
DO & Company AG	278	41,293
Eurotelesites AG (A)	1,109	4,456
EVN AG	2,014	63,190
Fabasoft AG	599	12,558
FACC AG (A)	1,116	7,182
IMMOFINANZ AG (A)	1,270	29,496
Kapsch TrafficCom AG (A)	191	1,891
Kontron AG	2,318	55,050
Lenzing AG (A)	566	22,190
Mayr Melnhof Karton AG	378	52,885
Oesterreichische Post AG	1,378	49,693
Palfinger AG	876	24,343
POLYTEC Holding AG	995	3,846
Porr AG	876	12,279

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Austria (continued)
Raiffeisen Bank International AG	4,719	$97,245
RHI Magnesita NV	552	24,348
Rosenbauer International AG (A)	174	5,530
Schoeller-Bleckmann Oilfield Equipment AG	710	34,621
Semperit AG Holding	822	12,866
Telekom Austria AG (A)	4,436	37,442
UBM Development AG	411	9,578
UNIQA Insurance Group AG	3,329	27,404
Vienna Insurance Group AG	1,157	33,823
voestalpine AG	4,524	142,442
Wienerberger AG	4,676	155,798
Zumtobel Group AG	2,545	17,652
		1,580,512
Belgium - 1.6%
Ackermans & van Haaren NV	982	172,283
Ageas SA/NV	746	32,429
AGFA-Gevaert NV (A)	6,780	11,017
Atenor (B)	1,218	9,974
Azelis Group NV	898	22,047
Barco NV	3,257	59,568
Bekaert SA	1,389	71,391
Biocartis Group NV (A)(C)(D)	4,063	1,299
bpost SA	4,236	21,838
Cie d'Entreprises CFE	416	3,507
Colruyt Group N.V	2,147	96,849
Deceuninck NV	2,515	6,323
Deme Group NV	416	51,164
Econocom Group SA/NV	6,435	18,269
Euronav NV (B)	4,264	75,304
Euronav NV (New York Stock Exchange) (B)	2,324	40,879
EVS Broadcast Equipment SA	811	25,871
Fagron	2,712	49,810
Galapagos NV (A)	1,566	63,909
Gimv NV	1,093	53,520
Immobel SA (B)	209	6,890
Ion Beam Applications	1,305	16,637
Kinepolis Group NV	585	28,891
Lotus Bakeries NV	21	190,866
Melexis NV	863	86,980
Ontex Group NV (A)(B)	3,927	33,006
Orange Belgium SA (A)	417	6,222
Proximus SADP	6,084	57,198
Recticel SA	2,296	26,911
Sipef NV	420	24,572
Solvay SA	2,258	69,205
Tessenderlo Group SA	1,111	34,679
Umicore SA	2,758	75,864
Van de Velde NV	377	14,058
VGP NV	462	53,533
Viohalco SA	7,173	41,913
X-Fab Silicon Foundries SE (A)(D)	3,484	39,234
		1,693,910
Bermuda - 0.2%
BW Energy, Ltd. (A)	1,252	3,321
Hiscox, Ltd.	14,943	200,785
		204,106
Cambodia - 0.0%
NagaCorp, Ltd. (A)	52,981	20,843
Canada - 10.3%
5N Plus, Inc. (A)	3,515	10,027
Acadian Timber Corp.	800	10,354
Advantage Energy, Ltd. (A)	9,000	57,937
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Aecon Group, Inc.	3,200	$31,564
Africa Oil Corp.	22,402	42,097
Ag Growth International, Inc.	1,100	41,940
AGF Management, Ltd., Class B	4,298	25,009
Aimia, Inc. (A)(B)	7,777	18,371
AirBoss of America Corp.	1,500	5,536
Alamos Gold, Inc., Class A	17,372	233,628
Algoma Central Corp. (B)	700	7,898
Altius Minerals Corp.	1,700	23,658
Altus Group, Ltd.	2,318	73,718
Amerigo Resources, Ltd. (B)	13,502	14,164
Andlauer Healthcare Group, Inc.	1,218	37,669
Andrew Peller, Ltd., Class A (B)	2,300	8,002
Aritzia, Inc. (A)	4,845	100,553
Ascot Resources, Ltd. (A)	13,700	5,066
Atco, Ltd., Class I	2,918	85,158
Athabasca Oil Corp. (A)	35,674	112,268
ATS Corp. (A)	4,247	183,047
AutoCanada, Inc. (A)(B)	1,985	34,306
B2Gold Corp.	51,917	164,169
B2Gold Corp. (NYSE American Exchange)	5,393	17,042
Badger Infrastructure Solutions, Ltd.	1,832	56,285
Ballard Power Systems, Inc. (A)(B)	9,718	36,010
Bausch Health Companies, Inc. (A)	12,400	99,477
Baytex Energy Corp. (B)	19,253	63,641
Birch Mountain Resources, Ltd. (A)(C)	9,200	1
Birchcliff Energy, Ltd. (B)	11,933	52,053
Bird Construction, Inc.	4,995	54,283
Black Diamond Group, Ltd.	2,750	16,956
BlackBerry, Ltd. (A)(B)	17,634	62,548
BMTC Group, Inc.	500	4,709
Bombardier, Inc., Class B (A)	3,969	159,383
Boralex, Inc., Class A	4,010	101,926
Boyd Group Services, Inc.	1,160	243,801
Brookfield Infrastructure Corp., Class A	1,086	38,308
Calian Group, Ltd.	605	26,158
Calibre Mining Corp. (A)	11,500	11,803
Canaccord Genuity Group, Inc.	5,281	30,290
Canacol Energy, Ltd. (B)	1,513	7,947
Canada Goose Holdings, Inc. (A)(B)	2,213	26,288
Canadian Western Bank (B)	5,015	116,836
Canfor Corp. (A)	2,404	32,385
Canfor Pulp Products, Inc. (A)	2,715	3,688
Capital Power Corp. (B)	6,027	172,116
Capstone Copper Corp. (A)	29,467	143,438
Cardinal Energy, Ltd.	5,530	26,209
Cascades, Inc.	4,523	43,453
Celestica, Inc. (A)	3,019	88,425
Celestica, Inc. (New York Stock Exchange) (A)	3,200	93,696
Centerra Gold, Inc.	9,077	54,186
CES Energy Solutions Corp.	18,429	47,983
China Gold International Resources Corp., Ltd.	18,050	76,011
CI Financial Corp.	6,700	75,138
Cineplex, Inc. (A)(B)	1,227	7,751
Cogeco Communications, Inc.	563	25,217
Cogeco, Inc.	445	19,200
Colliers International Group, Inc.	980	123,956
Computer Modelling Group, Ltd.	4,420	33,791
Corby Spirit and Wine, Ltd. (B)	700	6,905
Corus Entertainment, Inc., B Shares	11,806	6,326
Crescent Point Energy Corp.	9,419	65,326
Crescent Point Energy Corp. (New York Stock Exchange)	16,800	116,424

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Crew Energy, Inc. (A)	8,100	$27,753
Cronos Group, Inc. (A)	5,470	11,435
Cronos Group, Inc. (Nasdaq Exchange) (A)	7,260	15,173
Definity Financial Corp.	1,428	40,457
Denison Mines Corp. (A)	23,898	41,842
Dexterra Group, Inc.	1,621	7,047
Doman Building Materials Group, Ltd.	3,600	22,523
Dorel Industries, Inc., Class B (A)	1,800	8,490
DREAM Unlimited Corp., Class A (B)	1,350	23,076
Dundee Precious Metals, Inc.	7,687	49,195
Dye & Durham, Ltd.	2,990	32,404
E-L Financial Corp., Ltd.	100	79,108
Eldorado Gold Corp. (A)	9,374	121,681
Endeavour Silver Corp. (A)	6,945	13,627
Enerflex, Ltd. (B)	6,400	29,608
Enerplus Corp.	10,813	165,739
Enghouse Systems, Ltd.	1,800	47,681
Ensign Energy Services, Inc. (A)(B)	9,800	16,049
EQB, Inc.	1,392	91,637
Equinox Gold Corp. (A)	12,552	61,005
ERO Copper Corp. (A)	2,900	45,851
Evertz Technologies, Ltd.	1,900	19,974
Exchange Income Corp.	568	19,333
Exco Technologies, Ltd. (B)	1,500	8,920
Extendicare, Inc.	6,230	34,228
Fiera Capital Corp.	5,935	27,278
Finning International, Inc.	7,281	210,564
Firm Capital Mortgage Investment Corp.	1,100	8,999
First Majestic Silver Corp.	9,281	56,945
First Majestic Silver Corp. (New York Stock Exchange) (B)	1,582	9,729
First Mining Gold Corp. (A)	39,000	3,973
First National Financial Corp.	700	20,275
Fission Uranium Corp. (A)	19,500	15,894
Fortuna Silver Mines, Inc. (A)	14,300	55,039
Freehold Royalties, Ltd. (B)	5,429	56,091
Frontera Energy Corp. (A)	2,200	13,233
Galiano Gold, Inc. (A)	6,600	6,127
Gamehost, Inc.	100	715
GDI Integrated Facility Services, Inc. (A)	300	8,282
Gibson Energy, Inc. (B)	7,506	114,030
goeasy, Ltd.	372	44,374
GoGold Resources, Inc. (A)(B)	5,300	5,400
Gran Tierra Energy, Inc. (A)	2,516	14,127
Guardian Capital Group, Ltd., Class A	1,100	36,743
Hammond Power Solutions, Inc.	400	24,663
Hanfeng Evergreen, Inc. (A)(C)	200	0
Headwater Exploration, Inc. (B)	9,290	43,819
Heroux-Devtek, Inc. (A)	2,700	30,972
High Liner Foods, Inc. (B)	1,773	15,816
HLS Therapeutics, Inc.	700	2,087
Hudbay Minerals, Inc.	13,410	73,778
IAMGOLD Corp. (A)	24,627	62,076
Imperial Metals Corp. (A)	5,060	8,325
Information Services Corp.	800	13,391
Innergex Renewable Energy, Inc. (B)	8,000	55,485
Interfor Corp. (A)	2,920	51,743
International Petroleum Corp. (A)	337	4,011
International Petroleum Corp. (Nasdaq Stockholm Exchange) (A)	3,496	42,065
International Tower Hill Mines, Ltd. (A)	2,300	1,337
Jamieson Wellness, Inc. (D)	2,200	52,682
K92 Mining, Inc. (A)	4,411	21,671
KAB Distribution, Inc. (A)(C)	7,076	0
Karora Resources, Inc. (A)(B)	4,800	17,642
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
K-Bro Linen, Inc.	600	$14,943
Kelt Exploration, Ltd. (A)	10,445	45,089
Knight Therapeutics, Inc. (A)	5,400	21,151
Labrador Iron Ore Royalty Corp.	2,318	55,805
Largo, Inc. (A)	780	1,795
Lassonde Industries, Inc., Class A	200	21,169
Laurentian Bank of Canada	1,514	31,844
Leon's Furniture, Ltd.	1,883	25,807
Lightspeed Commerce, Inc. (A)	5,593	117,427
Linamar Corp.	1,966	94,988
Logan Energy Corp. (A)	3,592	2,169
Logistec Corp., Class B	700	35,395
Lucara Diamond Corp. (A)	25,184	7,317
Lundin Gold, Inc.	4,258	53,151
Magellan Aerospace Corp.	900	5,332
Mainstreet Equity Corp. (A)	400	44,080
Major Drilling Group International, Inc. (A)	4,513	31,368
Manitok Energy, Inc. (A)(C)	16	0
Maple Leaf Foods, Inc.	4,140	78,860
Martinrea International, Inc.	4,603	49,815
MDA, Ltd. (A)	1,987	17,275
Medical Facilities Corp. (B)	2,104	14,259
MEG Energy Corp. (A)	10,188	181,993
Melcor Developments, Ltd.	1,000	8,498
Methanex Corp.	3,089	146,122
Morguard Corp.	400	31,993
MTY Food Group, Inc.	742	31,644
Mullen Group, Ltd.	3,682	39,014
New Gold, Inc. (A)	34,515	50,012
NFI Group, Inc. (A)	2,960	30,582
North American Construction Group, Ltd.	2,100	43,821
Nuvei Corp. (D)	1,646	43,242
NuVista Energy, Ltd. (A)	9,305	77,527
Onex Corp.	878	61,312
Organigram Holdings, Inc. (A)	2,232	2,897
Orla Mining, Ltd. (A)(B)	11,140	36,319
Osisko Gold Royalties, Ltd.	8,344	119,079
Osisko Mining, Inc. (A)	12,850	25,893
Paramount Resources, Ltd., Class A	4,073	79,705
Parex Resources, Inc.	5,516	103,863
Park Lawn Corp.	1,792	26,696
Parkland Corp.	6,819	219,795
Pason Systems, Inc.	3,936	48,032
Peyto Exploration & Development Corp. (B)	8,697	79,025
PHX Energy Services Corp.	2,600	15,894
Pine Cliff Energy, Ltd. (B)	11,000	11,207
Pizza Pizza Royalty Corp.	1,729	19,207
Polaris Renewable Energy, Inc.	1,500	14,977
Pollard Banknote, Ltd.	1,000	24,173
PrairieSky Royalty, Ltd. (B)	11,227	196,571
Precision Drilling Corp. (A)	782	42,468
Premium Brands Holdings Corp.	2,000	141,927
Quarterhill, Inc.	9,800	14,422
Questerre Energy Corp., Class A (A)	19,444	2,641
Real Matters, Inc. (A)	3,500	16,641
RF Capital Group, Inc. (A)	185	1,050
Richelieu Hardware, Ltd.	2,000	72,420
Rogers Sugar, Inc. (B)	6,474	26,286
Russel Metals, Inc.	2,746	93,319
Savaria Corp. (B)	2,300	26,332
Seabridge Gold, Inc. (A)	2,830	34,300
Secure Energy Services, Inc.	13,477	95,912
ShawCor, Ltd. (A)	4,173	47,744

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Sienna Senior Living, Inc. (B)	3,606	$31,269
SilverCrest Metals, Inc. (A)	1,680	11,018
Sleep Country Canada Holdings, Inc. (D)	2,113	40,839
SNC-Lavalin Group, Inc.	7,843	252,505
Spartan Delta Corp.	1,796	4,039
Spin Master Corp. (D)	1,400	36,832
Sprott, Inc.	1,329	45,014
Stelco Holdings, Inc. (B)	2,075	78,596
Stella-Jones, Inc.	2,800	162,964
Superior Plus Corp.	7,557	54,922
Surge Energy, Inc.	2,103	10,284
Tamarack Valley Energy, Ltd.	20,085	46,535
Taseko Mines, Ltd. (A)	16,100	22,600
Tecsys, Inc.	609	15,080
TELUS Corp.	1,407	25,038
TerraVest Industries, Inc.	600	20,037
The North West Company, Inc.	2,706	80,197
Tidewater Midstream and Infrastructure, Ltd. (B)	6,650	5,320
Tilray Brands, Inc. (A)	114	263
Timbercreek Financial Corp.	6,000	30,203
TLC Vision Corp. (A)(C)	3,400	0
Torex Gold Resources, Inc. (A)	5,460	60,243
Total Energy Services, Inc.	3,132	17,869
TransAlta Corp.	9,482	78,859
Transcontinental, Inc., Class A (B)	4,783	49,453
Trevali Mining Corp. (A)(C)	3,713	259
Trican Well Service, Ltd.	16,409	51,021
Tricon Residential, Inc. (B)	9,919	90,278
Triple Flag Precious Metals Corp.	828	11,023
Trisura Group, Ltd. (A)	2,500	64,149
Vecima Networks, Inc.	479	5,910
Vermilion Energy, Inc.	6,400	77,135
Wajax Corp.	1,300	29,698
Wesdome Gold Mines, Ltd. (A)	7,800	45,385
Western Copper & Gold Corp. (A)	5,400	7,132
Western Forest Products, Inc. (B)	25,850	13,851
Westshore Terminals Investment Corp. (B)	2,189	45,298
Whitecap Resources, Inc.	19,495	130,501
Winpak, Ltd.	1,177	36,330
Yellow Pages, Ltd.	140	1,191
Zenith Capital Corp. (A)	1,700	204
		11,019,663
China - 0.0%
AustAsia Group, Ltd. (A)	4,540	1,075
Fosun Tourism Group (A)(D)	11,400	8,441
		9,516
Denmark - 2.4%
ALK-Abello A/S (A)	5,254	78,789
Alm Brand A/S	33,083	58,488
Amagerbanken A/S (A)(C)	25,580	0
Ambu A/S, Class B (A)(B)	6,585	102,587
Bang & Olufsen A/S (A)	7,788	11,126
Bavarian Nordic A/S (A)(B)	3,556	93,464
Better Collective A/S (A)(B)	2,021	51,415
Cadeler A/S (A)(B)	2,970	13,715
CBrain A/S	389	15,490
Chemometec A/S (B)	801	46,029
Columbus A/S	6,187	6,506
D/S Norden A/S	890	42,328
Dfds A/S	1,767	58,350
FLSmidth & Company A/S	2,796	118,978
GN Store Nord A/S (A)	5,046	128,402
H Lundbeck A/S	12,897	62,612
H+H International A/S, Class B (A)	1,146	15,078
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Denmark (continued)
ISS A/S	7,129	$136,161
Jeudan A/S	380	12,873
Jyske Bank A/S	1,958	140,402
Lan & Spar Bank A/S	198	19,503
Matas A/S	2,910	49,747
Netcompany Group A/S (A)(B)(D)	1,473	49,192
Nilfisk Holding A/S (A)	1,220	21,349
NKT A/S (A)	2,513	172,750
NNIT A/S (A)(D)	479	5,969
NTG Nordic Transport Group A/S (A)(B)	635	27,659
Per Aarsleff Holding A/S	883	42,171
Ringkjoebing Landbobank A/S	1,156	169,783
ROCKWOOL A/S, A Shares	130	37,953
ROCKWOOL A/S, B Shares	213	62,318
Royal Unibrew A/S	2,134	142,564
Scandinavian Tobacco Group A/S (D)	3,178	55,223
Schouw & Company A/S	666	54,563
Solar A/S, B Shares	410	28,254
SP Group A/S	368	11,909
Spar Nord Bank A/S	3,586	56,635
Sparekassen Sjaelland-Fyn A/S	1,012	29,964
Sydbank A/S	3,132	136,222
TCM Group A/S (A)	507	3,417
Tivoli A/S	102	10,618
Topdanmark A/S	1,997	95,362
UIE PLC	1,280	35,588
Vestjysk Bank A/S	22,473	12,934
Zealand Pharma A/S (A)	1,618	89,500
		2,613,940
Finland - 2.1%
Aktia Bank OYJ	3,501	36,456
Alma Media OYJ	1,962	20,824
Bittium OYJ	2,708	14,400
Cargotec OYJ, B Shares	1,564	91,233
Citycon OYJ (A)	4,136	23,746
Elisa OYJ	245	11,326
Enento Group OYJ (A)(D)	860	18,489
EQ OYJ	483	8,314
Finnair OYJ (A)	44,891	1,974
Finnair OYJ, New Shares (A)	606,016	26,653
Fiskars OYJ ABP	2,196	43,380
F-Secure OYJ	7,159	16,103
Harvia OYJ	846	25,433
HKScan OYJ, A Shares (A)	316	291
Huhtamaki OYJ	3,864	156,837
Kamux Corp.	1,688	10,458
Kemira OYJ	4,940	91,634
Kesko OYJ, B Shares	3,987	79,037
Kojamo OYJ	4,092	53,716
Konecranes OYJ	2,713	122,390
Lassila & Tikanoja OYJ	1,929	20,867
Marimekko OYJ	1,923	28,258
Metsa Board OYJ, B Shares	6,636	52,806
Musti Group OYJ (A)	1,222	35,340
Nokian Renkaat OYJ	4,287	39,179
Olvi OYJ, A Shares	721	22,364
Oma Saastopankki OYJ	490	11,513
Oriola OYJ, B Shares	9,290	11,176
Orion OYJ, Class A	711	30,734
Orion OYJ, Class B	3,859	167,215
Outokumpu OYJ	11,396	56,548
Pihlajalinna OYJ (A)	1,193	9,294
Ponsse OYJ	543	13,572
Puuilo OYJ	1,645	16,223
QT Group OYJ (A)	770	54,969

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Raisio OYJ, V Shares	8,267	$18,047
Rapala VMC OYJ	908	3,018
Revenio Group OYJ	1,101	32,997
Sanoma OYJ	2,692	20,638
Taaleri OYJ	956	9,480
Talenom OYJ	637	4,365
Terveystalo OYJ (D)	4,887	41,795
TietoEVRY OYJ	4,031	96,026
Tokmanni Group Corp.	2,438	39,390
Vaisala OYJ, A Shares	952	41,695
Valmet OYJ	6,361	183,944
Verkkokauppa.com OYJ (A)	1,047	3,006
Wartsila OYJ ABP	18,553	269,638
WithSecure OYJ (A)	7,159	8,187
YIT OYJ	8,449	18,494
		2,213,472
France - 4.7%
ABC arbitrage	2,016	10,702
AKWEL SADIR	725	12,967
ALD SA (D)	7,805	55,729
Altamir	752	19,768
Alten SA	1,325	197,408
Arkema SA	198	22,556
Atos SE (A)(B)	2,440	19,057
Axway Software SA	531	15,472
Bastide le Confort Medical (A)	256	7,573
Beneteau SACA	2,839	39,174
Bigben Interactive (A)	1,198	4,586
Boiron SA	274	12,202
Bonduelle SCA	1,027	12,432
Catana Group	1,588	10,056
Cegedim SA (A)	495	9,756
CGG SA (A)	42,425	28,017
Chargeurs SA	1,552	20,039
Cie des Alpes	998	15,578
Cie Plastic Omnium SE	2,278	30,228
Claranova SE (A)	1,250	2,935
Clariane SE (B)	3,776	10,025
Coface SA	6,169	80,841
DBV Technologies SA (A)	1,786	3,639
Derichebourg SA	6,625	37,298
Ekinops SAS (A)	1,302	8,439
Electricite de Strasbourg SA	31	3,406
Elior Group SA (A)(B)(D)	8,308	26,999
Elis SA	10,177	212,714
Equasens	290	19,579
Eramet SA	565	44,760
Etablissements Maurel et Prom SA	6,372	42,730
Eurazeo SE	1,837	146,067
Eutelsat Communications SACA (A)(B)	6,192	29,109
Exclusive Networks SA (A)	708	15,189
Exel Industries, A Shares	89	5,308
Fnac Darty SA	1,099	33,409
Forvia SE (A)	7,066	160,064
Gaztransport Et Technigaz SA	1,398	185,187
Groupe Crit SA	163	14,143
Guerbet	326	7,017
Haulotte Group SA (A)	962	2,689
ID Logistics Group SACA (A)	176	59,487
Imerys SA	1,845	58,176
Infotel SA	348	20,357
IPSOS SA	2,460	154,459
Jacquet Metals SACA	1,024	22,184
JCDecaux SE (A)	1,836	36,944
Kaufman & Broad SA	901	30,006
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
La Francaise des Jeux SAEM (D)	3,693	$134,147
Laurent-Perrier	110	14,689
Lectra	297	10,256
LISI SA	419	10,935
LNA Sante SA	166	3,683
Lumibird (A)	632	8,501
Maisons du Monde SA (D)	1,925	12,076
Manitou BF SA	880	22,555
Mersen SA	1,369	53,242
Metropole Television SA	1,324	18,921
Nacon SA (A)(B)	446	822
Neoen SA (D)	2,310	77,354
Nexans SA	1,314	115,279
Nexity SA	1,974	36,789
NRJ Group	782	6,334
OVH Groupe SAS (A)	146	1,392
Pierre Et Vacances SA (A)	10,785	18,522
Plastivaloire (A)	383	1,560
Quadient SA	2,171	46,150
Recylex SA (A)(C)	1,058	0
Rexel SA	10,217	280,418
Robertet SA	12	11,000
Rubis SCA	3,866	96,176
Samse SA (B)	48	10,706
Savencia SA	372	22,593
SCOR SE	6,613	193,767
SEB SA	1,048	131,236
Seche Environnement SACA	126	15,306
SMCP SA (A)(D)	1,921	7,270
Societe BIC SA	1,252	86,947
Societe LDC SADIR	212	32,701
Societe pour l'Informatique Industrielle	438	33,788
SOITEC (A)	1,009	180,555
Sopra Steria Group SACA	690	151,122
SPIE SA	5,882	184,117
Stef SA	202	25,487
Synergie SE	557	21,644
Technip Energies NV	6,139	143,298
Television Francaise 1 SA	3,803	29,974
Thermador Groupe (B)	453	42,293
Tikehau Capital SCA (B)	1,575	35,804
Trigano SA	463	76,012
Ubisoft Entertainment SA (A)	4,551	116,336
Valeo SE	8,798	135,978
Vallourec SACA (A)	6,761	105,019
Vantiva SA (A)	9,713	1,252
Verallia SA (D)	3,490	134,458
Vicat SACA	1,201	43,619
Virbac SACA	103	41,043
Voltalia SA (A)	1,403	16,161
Wavestone	331	21,469
		5,037,216
Gabon - 0.0%
Totalenergies EP Gabon	20	3,465
Georgia - 0.1%
Georgia Capital PLC (A)	1,145	14,904
TBC Bank Group PLC	1,831	66,018
		80,922
Germany - 5.8%
1&1 AG	2,192	43,845
7C Solarparken AG	3,282	13,145
Adesso SE (B)	207	24,536
Adtran Networks SE (A)	804	17,746
All for One Group SE	130	6,782

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Allgeier SE (B)	498	$11,840
Amadeus Fire AG	264	35,842
Atoss Software AG	218	50,282
Aurubis AG	1,560	127,651
Auto1 Group SE (A)(D)	3,943	28,166
Basler AG	486	6,248
BayWa AG	669	23,117
Bechtle AG	3,835	192,085
Bertrandt AG	394	22,344
Bijou Brigitte AG	340	15,059
Bilfinger SE	1,781	68,487
Borussia Dortmund GmbH & Company KGaA (A)	4,276	16,942
BRANICKS Group AG (B)	3,005	11,221
CANCOM SE	1,316	42,935
CECONOMY AG (A)	8,144	22,257
CENIT AG	446	6,021
Cewe Stiftung & Company KGAA	268	29,920
CompuGroup Medical SE & Company KGaA	1,368	57,260
CropEnergies AG (B)	1,544	19,623
CTS Eventim AG & Company KGaA	2,897	200,371
Dermapharm Holding SE	849	39,695
Deutsche Beteiligungs AG	1,067	34,587
Deutsche Pfandbriefbank AG (B)(D)	6,014	41,084
Deutz AG	3,432	18,164
Dr. Hoenle AG (A)(B)	420	8,120
Draegerwerk AG & Company KGaA	82	4,050
Duerr AG	2,868	67,627
DWS Group GmbH & Company KGaA (D)	1,480	56,882
Eckert & Ziegler Strahlen- und Medizintechnik AG	808	36,799
Elmos Semiconductor SE	454	37,119
ElringKlinger AG	2,576	15,698
Encavis AG (A)(B)	5,880	101,141
Energiekontor AG	454	41,450
Evotec SE (A)	770	18,059
Fielmann Group AG	1,241	66,548
flatexDEGIRO AG (A)	2,995	36,860
Fraport AG Frankfurt Airport Services Worldwide (A)	2,067	124,721
Freenet AG	5,773	161,577
FUCHS SE	1,805	64,687
GEA Group AG	7,309	303,865
Gerresheimer AG	1,680	174,780
GFT Technologies SE	961	33,069
GRENKE AG	983	27,198
H&R GmbH & Company KGaA	1,324	6,839
Hamburger Hafen und Logistik AG	1,330	24,592
Heidelberger Druckmaschinen AG (A)	18,003	24,581
HelloFresh SE (A)	6,865	108,237
Hensoldt AG	2,082	56,073
HOCHTIEF AG	1,110	122,928
Hornbach Holding AG & Company KGaA	497	36,196
HUGO BOSS AG	2,702	201,300
Indus Holding AG	975	24,041
Init Innovation in Traffic Systems SE	364	12,244
Instone Real Estate Group SE (D)	2,299	18,527
IVU Traffic Technologies AG	665	10,253
Jenoptik AG	2,990	93,775
JOST Werke SE (D)	517	25,262
K+S AG	7,752	122,381
KION Group AG	2,752	117,454
Kloeckner & Company SE (B)	2,892	30,606
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Knaus Tabbert AG (B)	203	$10,535
Koenig & Bauer AG (A)	912	12,192
Krones AG	775	95,646
KWS Saat SE & Company KGaA (B)	556	32,995
LANXESS AG	3,805	119,013
LEG Immobilien SE (A)	3,424	299,632
Leifheit AG	437	7,830
Manz AG (A)	233	3,164
Medigene AG (A)	760	1,277
Medios AG (A)	842	14,758
METRO AG (A)	6,195	43,179
MLP SE	5,864	35,829
Mutares SE & Company KGaA	358	13,979
Nagarro SE (A)(B)	394	37,965
New Work SE	128	11,111
Nordex SE (A)(B)	1,698	19,485
Norma Group SE	1,576	27,839
OHB SE	399	18,658
PATRIZIA SE	2,719	24,540
PNE AG (B)	805	12,301
ProSiebenSat.1 Media SE	7,531	45,942
PVA TePla AG (A)	1,420	31,923
Rational AG	54	41,669
SAF-Holland SE	1,157	19,421
Salzgitter AG	1,529	47,203
Scout24 SE (D)	183	12,940
Secunet Security Networks AG	141	22,741
SGL Carbon SE (A)(B)	3,072	22,094
Siltronic AG	981	95,768
Sirius Real Estate, Ltd.	60,557	72,864
Sixt SE (B)	733	81,828
SMA Solar Technology AG (A)(B)	839	56,203
Stabilus SE	1,440	98,063
Stroeer SE & Company KGaA	1,746	103,568
Suedzucker AG	2,959	46,358
SUESS MicroTec SE	1,803	55,055
Synlab AG	1,768	22,297
TAG Immobilien AG (A)	8,916	129,628
Takkt AG	1,848	27,562
TeamViewer SE (A)(D)	6,009	93,335
Technotrans SE	530	12,751
thyssenkrupp AG	22,583	157,097
United Internet AG	3,347	85,122
VERBIO Vereinigte BioEnergie AG	1,012	33,402
Vitesco Technologies Group AG (A)	992	85,918
Vossloh AG	859	39,805
Wacker Chemie AG	591	74,513
Wacker Neuson SE	2,039	41,105
Washtec AG	611	21,548
Westwing Group SE (A)	385	3,760
Wuestenrot & Wuerttembergische AG	1,566	23,035
Zeal Network SE (B)	461	16,941
		6,206,181
Gibraltar - 0.0%
888 Holdings PLC (A)	15,858	19,286
Greece - 0.0%
Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products (A)(C)	3,303	67
Okeanis Eco Tankers Corp. (A)(D)	733	19,441
TT Hellenic Postbank SA (A)(C)	12,594	0
		19,508
Guernsey, Channel Islands - 0.0%
Raven Property Group, Ltd. (A)(C)	4,994	145

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong - 1.9%
3D-Gold Jewellery Holdings, Ltd. (A)(C)	90,000	$0
Aidigong Maternal & Child Health, Ltd. (A)	108,000	3,735
APAC Resources, Ltd.	18,475	2,269
Apollo Future Mobility Group, Ltd. (A)	2,800	287
Asia Financial Holdings, Ltd.	14,000	6,374
ASMPT, Ltd.	11,500	109,661
Associated International Hotels, Ltd.	28,000	22,755
Brightoil Petroleum Holdings, Ltd. (A)(C)	117,000	0
Burwill Holdings, Ltd. (A)(C)	292,000	1,197
Cafe de Coral Holdings, Ltd.	18,000	20,774
Chen Hsong Holdings	10,000	1,820
Cheuk Nang Holdings, Ltd.	3,708	807
China Energy Development Holdings, Ltd. (A)	634,000	6,490
China Solar Energy Holdings, Ltd. (A)(C)	42,500	0
Chinese Estates Holdings, Ltd. (A)	22,000	3,435
Chow Sang Sang Holdings International, Ltd.	22,000	25,311
Chuang's Consortium International, Ltd. (A)	30,948	1,766
CITIC Telecom International Holdings, Ltd.	59,000	24,797
CMBC Capital Holdings, Ltd. (A)	10,750	434
C-MER Eye Care Holdings, Ltd. (A)	18,000	7,934
Cowell e Holdings, Inc. (A)	8,000	23,633
Crystal International Group, Ltd. (D)	19,000	7,055
CSC Holdings, Ltd. (A)	885,000	3,285
CSI Properties, Ltd.	245,066	3,016
Dah Sing Banking Group, Ltd.	18,000	11,617
Dah Sing Financial Holdings, Ltd.	6,520	13,356
Dynamic Holdings, Ltd.	8,000	9,344
EC Healthcare	13,000	2,900
EganaGoldpfeil Holdings, Ltd. (A)(C)	103,373	0
Emperor International Holdings, Ltd.	97,333	4,796
Esprit Holdings, Ltd. (A)	176,850	9,182
Fairwood Holdings, Ltd.	3,500	4,113
Far East Consortium International, Ltd.	98,508	17,543
First Pacific Company, Ltd.	112,000	44,630
Giordano International, Ltd.	82,000	27,727
Gold-Finance Holdings, Ltd. (A)(C)	62,000	0
GR Life Style Company, Ltd. (A)	82,000	3,358
Great Eagle Holdings, Ltd.	10,516	16,319
G-Resources Group, Ltd.	33,580	8,391
Guotai Junan International Holdings, Ltd.	207,000	15,919
Haitong International Securities Group, Ltd. (A)	125,477	24,255
Hang Lung Group, Ltd.	31,000	42,244
Hanison Construction Holdings, Ltd.	27,441	2,600
Hao Tian International Construction Investment Group, Ltd. (A)	160,000	21,425
Harbour Centre Development, Ltd. (A)	38,000	34,824
HK Electric Investments, Ltd.	54,500	32,880
HKBN, Ltd.	36,000	16,089
HKR International, Ltd.	51,920	9,856
Hong Kong Ferry Holdings Company, Ltd.	29,000	17,053
Hong Kong Technology Venture Company, Ltd. (A)	28,000	9,499
Hongkong Chinese, Ltd. (A)	66,000	2,703
Hsin Chong Group Holdings, Ltd. (A)(C)	170,000	7,620
Hutchison Port Holdings Trust	161,400	23,875
Hutchison Telecommunications Hong Kong Holdings, Ltd.	80,000	10,958
Hysan Development Company, Ltd.	25,000	49,630
Johnson Electric Holdings, Ltd.	20,883	33,170
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
K Wah International Holdings, Ltd.	80,000	$19,973
Kerry Logistics Network, Ltd.	16,500	17,364
Kerry Properties, Ltd.	23,500	42,992
Kowloon Development Company, Ltd.	22,000	16,659
Lai Sun Development Company, Ltd. (A)	22,980	2,496
Langham Hospitality Investments, Ltd.	22,500	1,931
Lippo China Resources, Ltd. (A)	3,600	382
Liu Chong Hing Investment, Ltd.	16,000	11,060
Luk Fook Holdings International, Ltd.	15,000	40,271
Man Wah Holdings, Ltd.	61,600	42,248
Mandarin Oriental International, Ltd.	8,000	12,471
MH Development, Ltd. (A)(C)	16,000	1,070
Midland Holdings, Ltd. (A)	34,734	2,180
Miramar Hotel & Investment	15,000	20,569
Modern Dental Group, Ltd.	20,000	11,016
New World Development Company, Ltd.	38,000	58,920
NewOcean Energy Holdings, Ltd. (A)(C)	66,000	297
Nissin Foods Company, Ltd.	22,000	17,601
NWS Holdings, Ltd.	64,000	60,340
Oriental Watch Holdings	18,000	9,683
Oshidori International Holdings, Ltd. (A)	204,000	5,273
Pacific Andes International Holdings, Ltd. (A)(C)	328,006	0
Pacific Basin Shipping, Ltd.	239,000	78,650
Pacific Century Premium Developments, Ltd. (A)	2,376	74
Pacific Textiles Holdings, Ltd.	42,000	7,261
Paliburg Holdings, Ltd. (A)	46,000	4,531
PC Partner Group, Ltd.	12,000	4,816
PCCW, Ltd.	156,590	83,445
Peace Mark Holdings, Ltd. (A)(C)	164,000	0
Perfect Medical Health Management, Ltd.	32,000	13,522
Pico Far East Holdings, Ltd.	60,000	11,833
Public Financial Holdings, Ltd.	24,000	4,948
Realord Group Holdings, Ltd. (A)(B)	6,000	4,211
Regal Hotels International Holdings, Ltd. (A)	36,000	13,284
Regina Miracle International Holdings, Ltd. (D)	17,000	4,685
Shangri-La Asia, Ltd. (A)	46,000	31,606
Shun Tak Holdings, Ltd. (A)	80,250	10,383
Singamas Container Holdings, Ltd.	114,000	7,589
SITC International Holdings Company, Ltd.	37,000	63,863
SJM Holdings, Ltd. (A)	118,750	37,557
SmarTone Telecommunications Holdings, Ltd.	31,500	16,376
Solomon Systech International, Ltd. (A)	72,000	2,952
South China Holdings Company, Ltd. (A)	640,000	3,608
Stella International Holdings, Ltd.	20,000	23,598
Sun Hung Kai & Company, Ltd.	45,000	14,062
SUNeVision Holdings, Ltd.	31,000	12,275
Tao Heung Holdings, Ltd.	14,000	1,346
Television Broadcasts, Ltd. (A)(B)	19,100	7,745
Texhong International Group, Ltd. (A)	11,000	6,182
Texwinca Holdings, Ltd.	60,000	7,377
The Bank of East Asia, Ltd.	33,715	41,614
The Hongkong & Shanghai Hotels, Ltd. (A)	31,903	23,885
Theme International Holdings, Ltd. (A)	130,000	7,992
Town Health International Medical Group, Ltd.	261,361	10,864
Tradelink Electronic Commerce, Ltd.	50,000	5,691
Transport International Holdings, Ltd.	12,312	14,841

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
United Laboratories International Holdings, Ltd.	42,000	$37,729
Upbest Group, Ltd.	164,000	13,473
Value Partners Group, Ltd.	40,000	10,964
Vitasoy International Holdings, Ltd.	34,000	33,888
Vobile Group, Ltd. (A)	73,000	22,538
VSTECS Holdings, Ltd.	47,200	26,592
VTech Holdings, Ltd.	6,900	41,665
Wai Kee Holdings, Ltd. (A)	24,000	2,831
Wealthink AI-Innovation Capital, Ltd. (A)	32,000	1,555
Wing On Company International, Ltd.	4,000	6,198
Wing Tai Properties, Ltd.	70,000	24,555
Xinyi Glass Holdings, Ltd.	34,000	38,188
Yue Yuen Industrial Holdings, Ltd.	30,000	33,249
Yunfeng Financial Group, Ltd. (A)	26,000	3,333
Zensun Enterprises, Ltd. (A)	21,000	580
Zhaobangji Lifestyle Holdings, Ltd. (A)	88,000	2,288
		2,081,799
Ireland - 0.5%
Bank of Ireland Group PLC	9,529	86,508
C&C Group PLC	17,690	34,400
Cairn Homes PLC	24,718	36,128
COSMO Pharmaceuticals NV	753	45,558
Dalata Hotel Group PLC	6,155	31,382
FBD Holdings PLC	1,936	24,270
Glanbia PLC	6,256	103,145
Glenveagh Properties PLC (A)(D)	24,326	32,719
Grafton Group PLC, CHESS Depositary Interest	9,527	110,685
Greencore Group PLC (A)	23,830	29,313
Irish Continental Group PLC	5,309	25,385
Permanent TSB Group Holdings PLC (A)	5,786	10,870
		570,363
Isle of Man - 0.1%
Playtech PLC (A)	11,001	62,984
Strix Group PLC	6,042	5,730
		68,714
Israel - 1.2%
Adgar Investment and Development, Ltd.	4,535	6,401
AFI Properties, Ltd. (A)	603	26,645
Africa Israel Residences, Ltd.	355	18,257
Airport City, Ltd. (A)	1	10
Allot, Ltd. (A)	2,103	3,350
Alrov Properties and Lodgings, Ltd.	399	13,755
Arad, Ltd.	787	11,898
Ashdod Refinery, Ltd. (A)	345	7,678
AudioCodes, Ltd.	1,269	15,317
Aura Investments, Ltd.	10,003	28,244
Automatic Bank Services, Ltd.	1,109	4,890
Azorim-Investment Development & Construction Company, Ltd. (A)	3,848	15,597
Bet Shemesh Engines Holdings 1997, Ltd.	358	11,349
BioLine RX, Ltd. (A)	48,850	5,143
Blue Square Real Estate, Ltd.	215	14,291
Carasso Motors, Ltd.	2,020	8,672
Cellcom Israel, Ltd. (A)	4,807	19,713
Clal Biotechnology Industries, Ltd. (A)	1	0
Clal Insurance Enterprises Holdings, Ltd. (A)	2,090	33,288
Danel Adir Yeoshua, Ltd.	253	20,923
Delek Automotive Systems, Ltd.	1,858	11,939
Delta Galil, Ltd.	618	27,553
Dor Alon Energy in Israel 1988, Ltd.	420	8,295
Duniec Brothers, Ltd. (A)	217	11,805
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Electra Consumer Products 1970, Ltd.	445	$8,854
Electra Real Estate, Ltd.	1,543	17,431
Equital, Ltd. (A)	1,096	33,640
Formula Systems 1985, Ltd.	549	35,230
Fox Wizel, Ltd.	228	15,510
Gilat Satellite Networks, Ltd. (A)	1,452	8,900
Hamat Group, Ltd.	1,230	4,115
Hilan, Ltd.	803	42,252
IDI Insurance Company, Ltd.	440	11,748
IES Holdings, Ltd. (A)	120	7,987
Ilex Medical, Ltd.	211	3,376
Inrom Construction Industries, Ltd.	4,264	12,502
Isracard, Ltd.	6,691	23,699
Israel Canada T.R, Ltd.	6,076	18,145
Israel Discount Bank, Ltd., Class A	1	4
Israel Land Development Company, Ltd.	789	7,607
Isras Investment Company, Ltd.	142	29,384
Issta, Ltd. (A)	219	4,124
Kamada, Ltd. (A)	1,616	9,872
Kerur Holdings, Ltd.	418	7,376
Kvutzat Acro, Ltd.	1,118	12,059
Levinstein Properties, Ltd.	267	5,352
M Yochananof & Sons, Ltd.	155	6,802
Magic Software Enterprises, Ltd.	1,349	12,965
Malam - Team, Ltd.	476	6,406
Matrix IT, Ltd.	1,552	29,268
Maytronics, Ltd.	960	10,886
Mediterranean Towers, Ltd.	4,044	9,763
Mega Or Holdings, Ltd.	757	17,637
Mehadrin, Ltd. (A)	15	589
Migdal Insurance & Financial Holdings, Ltd.	19,833	22,566
Mivtach Shamir Holdings, Ltd. (A)	397	11,204
Naphtha Israel Petroleum Corp., Ltd.	2,030	10,380
Nawi Brothers, Ltd.	1,396	9,117
Neto Malinda Trading, Ltd. (A)	451	5,990
Novolog, Ltd.	20,186	8,083
Oil Refineries, Ltd.	102,102	34,410
One Software Technologies, Ltd.	1,700	21,711
OPC Energy, Ltd. (A)	1	6
Partner Communications Company, Ltd. (A)	5,179	25,630
Paz Oil Company, Ltd.	345	28,876
Perion Network, Ltd. (A)	689	21,645
Plasson Industries, Ltd.	241	9,411
Plus500, Ltd.	4,668	99,132
Prashkovsky Investments and Construction, Ltd.	318	7,334
Priortech, Ltd. (A)	398	13,465
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	449	25,016
Retailors, Ltd.	748	14,807
Sano-Brunos Enterprises, Ltd.	145	9,925
Scope Metals Group, Ltd. (A)	377	11,077
Shikun & Binui, Ltd. (A)	1	3
Shufersal, Ltd. (A)	4,713	22,466
Summit Real Estate Holdings, Ltd.	2,363	35,461
Tadiran Group, Ltd.	86	6,370
Tamar Petroleum, Ltd. (D)	3,135	14,173
Tel Aviv Stock Exchange, Ltd.	3,160	16,857
Telsys, Ltd.	84	5,480
Tera Light, Ltd. (A)	32	63
Tiv Taam Holdings 1, Ltd.	3,848	5,512
Tremor International, Ltd. (A)(B)	2,825	7,339

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Israel (continued)
YH Dimri Construction & Development, Ltd.	285	$20,352
		1,262,357
Italy - 4.1%
A2A SpA	70,456	144,722
ACEA SpA	2,494	38,121
Amplifon SpA	2,099	72,732
Anima Holding SpA (D)	9,201	40,747
Aquafil SpA	969	3,676
Arnoldo Mondadori Editore SpA	12,613	29,877
Ascopiave SpA	4,243	10,540
Avio SpA (A)	877	8,186
Azimut Holding SpA	5,155	134,754
Banca Generali SpA	2,463	91,619
Banca IFIS SpA	1,607	27,900
Banca Mediolanum SpA	3,807	35,957
Banca Monte dei Paschi di Siena SpA (A)	7,371	24,884
Banca Popolare di Sondrio SpA	19,792	128,321
Banca Profilo SpA	24,032	5,390
Banco BPM SpA	68,596	363,486
Banco di Desio e della Brianza SpA	2,610	10,512
BasicNet SpA	1,571	7,873
BFF Bank SpA (D)	6,472	73,837
BPER Banca	49,221	165,026
Brembo SpA	5,497	67,483
Brunello Cucinelli SpA	1,733	169,613
Buzzi SpA	4,791	145,716
Cairo Communication SpA	4,712	9,421
Carel Industries SpA (D)	1,809	49,547
Cembre SpA	370	15,202
Cementir Holding NV	4,165	43,909
CIR SpA-Compagnie Industriali (A)	60,979	28,987
Credito Emiliano SpA	4,857	43,202
Danieli & C Officine Meccaniche SpA	788	25,556
Danieli & C Officine Meccaniche SpA, Savings Shares	2,118	50,798
De' Longhi SpA	2,969	100,181
doValue SpA (D)	5,440	20,598
Enav SpA (D)	8,617	32,730
ERG SpA	926	29,541
Esprinet SpA	2,412	14,654
Eurotech SpA (A)	1,562	4,261
Fila SpA	2,245	21,799
Fincantieri SpA (A)(B)	18,635	11,483
Garofalo Health Care SpA (A)	1,776	9,101
Geox SpA (A)	8,390	6,760
Gruppo MutuiOnline SpA	424	14,961
Hera SpA	37,774	124,046
Illimity Bank SpA	5,067	30,556
IMMSI SpA	6,756	4,254
Intercos SpA	1,065	16,800
Interpump Group SpA	3,216	166,848
Iren SpA	30,720	67,058
Italgas SpA	22,890	131,065
Italmobiliare SpA	1,039	31,834
Iveco Group NV (A)	8,389	75,637
Leonardo SpA	19,212	317,441
Maire Tecnimont SpA	10,323	56,107
MFE-MediaForEurope NV, Class A	10,783	28,111
MFE-MediaForEurope NV, Class B	3,783	13,643
OVS SpA (D)	11,708	29,412
Pharmanutra SpA	268	16,705
Piaggio & C SpA	11,658	38,392
Piovan SpA (D)	884	10,462
Pirelli & C. SpA (D)	12,309	67,161
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
RAI Way SpA (D)	5,678	$32,061
Reply SpA	1,004	132,697
Sabaf SpA (A)	338	6,461
Salvatore Ferragamo SpA (B)	2,452	33,117
Sanlorenzo SpA/Ameglia	556	26,051
Saras SpA	32,800	58,547
Sesa SpA	391	53,154
Sogefi SpA (A)	3,551	8,025
SOL SpA	1,909	58,781
Tamburi Investment Partners SpA	4,666	47,961
Technogym SpA (D)	6,815	68,284
Telecom Italia SpA (A)	305,003	99,235
Tod's SpA (A)	319	12,034
Unieuro SpA (B)(D)	1,088	12,480
Unipol Gruppo SpA	19,628	112,017
UnipolSai Assicurazioni SpA	13,115	32,772
Webuild SpA (B)	14,544	29,401
Zignago Vetro SpA	1,669	26,311
		4,408,584
Japan - 24.1%
A&D HOLON Holdings Company, Ltd.	900	11,452
Achilles Corp.	1,000	10,930
Adastria Company, Ltd.	1,620	39,857
ADEKA Corp.	3,600	73,068
Ad-sol Nissin Corp.	800	8,826
Advan Group Company, Ltd.	1,000	7,587
Aeon Delight Company, Ltd.	1,400	35,322
Aeon Fantasy Company, Ltd.	400	7,413
AEON Financial Service Company, Ltd.	2,800	25,073
Aeon Hokkaido Corp.	1,800	11,807
Aeria, Inc.	700	1,482
Ai Holdings Corp.	1,900	31,427
Aica Kogyo Company, Ltd.	1,800	43,478
Aichi Corp.	3,200	24,672
Aichi Financial Group, Inc.	998	16,264
Aichi Steel Corp.	700	15,706
Aichi Tokei Denki Company, Ltd.	900	14,944
Aida Engineering, Ltd.	4,500	26,278
Aiful Corp.	8,600	23,136
Ain Holdings, Inc.	1,100	34,835
Aiphone Company, Ltd.	600	11,492
Airport Facilities Company, Ltd.	1,200	5,014
Airtrip Corp.	900	11,790
Aisan Industry Company, Ltd.	2,500	20,826
Aizawa Securities Group Company, Ltd.	2,400	19,834
Akatsuki, Inc.	400	7,169
Akebono Brake Industry Company, Ltd. (A)	9,400	7,458
Albis Company, Ltd.	500	9,308
Alconix Corp.	1,600	15,065
Alpen Company, Ltd. (B)	1,100	15,132
Alps Alpine Company, Ltd.	7,000	60,847
Altech Corp.	1,100	20,726
Amano Corp.	2,200	52,083
Amuse, Inc.	400	4,204
Amvis Holdings, Inc.	300	6,382
Anest Iwata Corp.	1,800	14,122
AnGes, Inc. (A)	6,300	3,214
Anicom Holdings, Inc.	3,700	14,220
Anritsu Corp.	6,700	64,557
AOKI Holdings, Inc.	3,100	25,030
Aoyama Trading Company, Ltd.	2,500	26,210
Aoyama Zaisan Networks Company, Ltd.	1,100	8,077
Arakawa Chemical Industries, Ltd.	1,400	10,058
Arata Corp.	1,400	30,815

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
ARCLANDS Corp.	2,870	$34,153
Arcs Company, Ltd.	2,125	41,876
ARE Holdings, Inc.	3,600	49,761
Arealink Company, Ltd.	500	9,527
Argo Graphics, Inc.	1,000	25,930
Arisawa Manufacturing Company, Ltd.	2,900	21,564
Aruhi Corp.	500	2,912
As One Corp.	1,000	39,617
Asahi Company, Ltd.	800	7,186
Asahi Diamond Industrial Company, Ltd.	3,900	23,269
Asahi Yukizai Corp.	1,200	32,201
Asia Pile Holdings Corp.	3,300	16,409
ASKA Pharmaceutical Holdings Company, Ltd.	1,600	20,217
ASKUL Corp.	2,000	30,420
Atsugi Company, Ltd. (A)	1,200	4,362
Aucnet, Inc.	1,100	14,225
Autobacs Seven Company, Ltd.	3,400	37,585
Avant Group Corp.	900	9,055
Avex, Inc.	2,800	27,131
Axial Retailing, Inc.	800	23,530
AZ-COM MARUWA Holdings, Inc.	3,100	33,534
Bando Chemical Industries, Ltd.	2,500	27,426
Bank of the Ryukyus, Ltd.	3,000	23,477
Belc Company, Ltd.	500	22,129
Bell System24 Holdings, Inc.	2,400	29,733
Belluna Company, Ltd.	3,300	14,537
Benefit One, Inc. (B)	1,100	16,515
Bengo4.com, Inc. (A)(B)	300	9,237
Bic Camera, Inc.	3,800	36,200
BML, Inc.	1,000	21,243
Bourbon Corp.	500	8,141
Br. Holdings Corp.	2,300	5,783
BrainPad, Inc.	900	7,020
Bunka Shutter Company, Ltd.	4,000	39,698
Business Brain Showa-Ota, Inc.	700	10,814
C Uyemura & Company, Ltd.	500	39,173
CAC Holdings Corp.	900	11,091
Canon Electronics, Inc.	1,700	24,598
Carenet, Inc. (B)	1,200	9,320
Carlit Holdings Company, Ltd.	2,100	13,809
Cawachi, Ltd.	900	16,924
CellSource Company, Ltd. (B)	600	5,430
Celsys, Inc.	3,200	16,281
Central Automotive Products, Ltd.	500	14,746
Central Glass Company, Ltd.	1,400	26,402
Central Security Patrols Company, Ltd.	700	12,624
Central Sports Company, Ltd.	600	10,422
Ceres, Inc.	600	5,183
Change Holdings, Inc.	1,700	17,060
Charm Care Corp. KK	1,000	8,962
Chilled & Frozen Logistics Holdings Company, Ltd.	1,600	16,392
Chino Corp.	400	6,188
Chiyoda Company, Ltd.	800	4,872
Chiyoda Corp. (A)	9,100	21,961
Chiyoda Integre Company, Ltd.	800	15,850
Chofu Seisakusho Company, Ltd.	1,700	24,474
Chori Company, Ltd.	1,200	23,997
Chubu Shiryo Company, Ltd.	2,000	15,539
Chudenko Corp.	1,900	34,709
Chuetsu Pulp & Paper Company, Ltd.	500	6,536
Chugai Ro Company, Ltd.	500	8,276
Chugin Financial Group, Inc.	6,700	47,500
CI Takiron Corp.	3,000	13,940
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Citizen Watch Company, Ltd.	8,700	$51,741
CKD Corp.	2,400	43,112
Cleanup Corp.	2,100	10,182
CMIC Holdings Company, Ltd.	1,200	22,445
CMK Corp.	3,700	21,720
COLOPL, Inc.	3,200	13,389
Colowide Company, Ltd.	3,200	50,350
Comture Corp.	1,000	13,076
COOKPAD, Inc. (A)	2,700	2,256
Corona Corp.	300	2,027
Cosel Company, Ltd.	1,200	11,674
Cota Company, Ltd.	585	6,503
CRE, Inc.	800	7,991
Create Restaurants Holdings, Inc.	5,800	44,928
Create SD Holdings Company, Ltd.	1,700	36,897
Creek & River Company, Ltd.	800	12,441
Cresco, Ltd.	800	10,862
CTS Company, Ltd.	1,900	8,750
Curves Holdings Company, Ltd.	2,000	9,230
Cybozu, Inc.	2,000	30,841
Dai Nippon Toryo Company, Ltd.	1,200	8,663
Daicel Corp.	4,100	39,640
Dai-Dan Company, Ltd.	2,000	20,183
Daido Metal Company, Ltd.	1,900	7,396
Daido Steel Company, Ltd.	4,000	42,432
Daihen Corp.	1,100	50,195
Daiho Corp.	800	21,054
Daiichi Jitsugyo Company, Ltd.	1,200	16,691
Daiichi Kensetsu Corp.	1,300	15,338
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	1,800	12,586
Daiichikosho Company, Ltd.	2,800	41,340
Daiken Medical Company, Ltd.	400	1,454
Daiki Aluminium Industry Company, Ltd.	3,000	25,044
Daikoku Denki Company, Ltd. (B)	800	18,964
Daikokutenbussan Company, Ltd.	300	15,988
Daikyonishikawa Corp.	1,900	9,191
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	300	5,365
Daio Paper Corp.	4,200	33,397
Daiseki Company, Ltd.	1,360	37,682
Daishi Hokuetsu Financial Group, Inc.	1,100	29,840
Daishinku Corp.	1,600	9,731
Daito Pharmaceutical Company, Ltd.	770	10,391
Daitron Company, Ltd.	600	11,885
Daiwa Industries, Ltd.	2,000	21,352
Daiwabo Holdings Company, Ltd.	4,000	87,360
DCM Holdings Company, Ltd.	5,100	46,736
DeNA Company, Ltd.	2,700	26,330
Denka Company, Ltd.	1,700	30,040
Densan System Holdings Company, Ltd.	700	13,713
Denyo Company, Ltd.	900	14,784
Dexerials Corp.	2,500	72,856
DIC Corp. (B)	2,700	52,966
Digital Arts, Inc.	700	25,418
Digital Hearts Holdings Company, Ltd.	900	6,437
Digital Holdings, Inc.	600	5,321
Dip Corp.	1,400	31,828
Direct Marketing MiX, Inc.	900	2,812
DKK Company, Ltd.	1,000	15,753
DKS Company, Ltd.	400	5,556
DMG Mori Company, Ltd. (B)	2,700	51,526
Doshisha Company, Ltd.	1,700	25,078
Doutor Nichires Holdings Company, Ltd.	2,300	35,490
Dowa Holdings Company, Ltd.	1,300	47,383

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
DTS Corp.	1,800	$44,895
Duskin Company, Ltd.	1,600	37,989
DyDo Group Holdings, Inc.	700	29,020
Eagle Industry Company, Ltd.	2,200	24,903
Ebara Jitsugyo Company, Ltd.	800	16,747
Ebase Company, Ltd.	1,200	6,639
EDION Corp.	2,700	30,083
EF-ON, Inc.	1,500	4,766
eGuarantee, Inc.	2,000	28,966
E-Guardian, Inc.	284	3,243
Eiken Chemical Company, Ltd.	1,800	21,786
Eizo Corp.	800	27,942
Elan Corp.	2,800	22,109
Elecom Company, Ltd.	1,600	19,887
Elematec Corp.	1,400	17,363
EM Systems Company, Ltd.	1,400	6,908
en-japan, Inc.	2,100	40,474
Enplas Corp. (B)	300	25,429
eRex Company, Ltd. (B)	1,900	10,502
ES-Con Japan, Ltd.	1,500	9,885
ESPEC Corp.	1,600	26,684
Exedy Corp.	1,900	34,891
EXEO Group, Inc.	2,500	55,498
Ezaki Glico Company, Ltd.	2,000	59,195
Fancl Corp.	1,100	18,474
FCC Company, Ltd.	2,200	27,093
FDK Corp. (A)	1,100	5,453
Feed One Company, Ltd.	1,600	9,237
Ferrotec Holdings Corp.	2,000	37,540
FIDEA Holdings Company, Ltd.	2,140	22,874
Financial Partners Group Company, Ltd.	1,100	13,087
Fixstars Corp.	2,000	18,241
Food & Life Companies, Ltd.	4,000	81,963
Foster Electric Company, Ltd.	2,100	15,608
FP Corp.	1,100	23,135
France Bed Holdings Company, Ltd.	2,200	20,816
Fudo Tetra Corp.	1,080	17,291
Fuji Corp. (Aichi)	2,600	44,613
Fuji Corp., Ltd.	1,300	6,509
Fuji Kyuko Company, Ltd.	800	23,893
Fuji Oil Company, Ltd.	4,400	11,363
Fuji Oil Holdings, Inc.	2,500	43,007
Fuji Pharma Company, Ltd.	1,400	17,243
Fuji Seal International, Inc.	2,100	25,477
Fujibo Holdings, Inc.	700	18,613
Fujicco Company, Ltd.	1,500	20,631
Fujikura Kasei Company, Ltd.	2,000	6,059
Fujikura, Ltd.	7,500	57,481
Fujimi, Inc.	2,400	53,208
Fujimori Kogyo Company, Ltd.	800	21,400
Fujisash Company, Ltd.	4,900	2,500
Fujitsu General, Ltd.	2,000	32,841
Fujiya Company, Ltd.	500	8,620
Fukuda Corp.	200	7,127
Fukuda Denshi Company, Ltd.	700	36,535
Fukui Computer Holdings, Inc.	300	5,352
Fukushima Galilei Company, Ltd.	500	17,260
Fukuyama Transporting Company, Ltd.	1,000	28,686
FULLCAST Holdings Company, Ltd.	1,000	12,961
Funai Soken Holdings, Inc.	1,800	32,656
Furukawa Company, Ltd.	1,900	25,642
Furukawa Electric Company, Ltd.	2,900	45,486
Furuno Electric Company, Ltd.	2,400	31,482
Furuya Metal Company, Ltd.	300	20,260
Furyu Corp.	1,300	12,823
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Fuso Chemical Company, Ltd.	1,000	$29,536
Fuso Pharmaceutical Industries, Ltd.	500	6,700
Futaba Corp. (A)	1,600	5,933
Futaba Industrial Company, Ltd.	3,400	19,462
Future Corp.	2,400	29,976
Fuyo General Lease Company, Ltd.	400	34,647
G-7 Holdings, Inc.	2,000	16,974
Gakken Holdings Company, Ltd.	1,600	11,188
Gecoss Corp.	400	3,000
Genki Sushi Company, Ltd.	1,000	21,920
Genky DrugStores Company, Ltd.	600	23,212
Geo Holdings Corp.	2,700	40,561
GLOBERIDE, Inc.	1,200	17,037
Glory, Ltd.	2,100	40,002
GMO Financial Gate, Inc.	400	29,589
GMO Financial Holdings, Inc.	1,600	8,531
GMO GlobalSign Holdings KK	500	9,678
GMO internet group, Inc.	2,800	50,769
Goldcrest Company, Ltd.	990	15,484
Golf Digest Online, Inc.	800	3,861
Gremz, Inc.	800	11,880
GS Yuasa Corp.	3,000	42,097
G-Tekt Corp.	1,200	14,561
Gun-Ei Chemical Industry Company, Ltd.	400	8,799
GungHo Online Entertainment, Inc.	2,000	33,296
Gunze, Ltd.	800	28,330
H.U. Group Holdings, Inc.	1,600	30,191
H2O Retailing Corp.	2,600	28,106
Hagihara Industries, Inc.	800	8,179
Hagiwara Electric Holdings Company, Ltd.	500	17,218
Hakudo Company, Ltd.	600	9,887
Hakuto Company, Ltd.	700	26,886
Halows Company, Ltd.	600	18,229
Hamakyorex Company, Ltd.	1,000	28,145
Hanwa Company, Ltd.	1,500	52,966
Happinet Corp.	1,000	19,593
Harmonic Drive Systems, Inc.	600	17,653
Hazama Ando Corp.	5,490	43,362
Heiwa Corp.	1,500	22,303
Heiwa Real Estate Company, Ltd.	1,500	40,002
Heiwado Company, Ltd.	2,000	30,219
Hennge KK (A)	1,000	8,536
Hibiya Engineering, Ltd.	1,500	26,215
Hiday Hidaka Corp.	600	12,098
HI-LEX Corp.	600	5,771
Hino Motors, Ltd. (A)	10,400	34,058
Hioki EE Corp.	500	22,355
Hirano Tecseed Company, Ltd.	1,100	14,019
Hirogin Holdings, Inc.	10,600	67,680
Hiroshima Gas Company, Ltd.	4,900	13,260
Hisaka Works, Ltd.	2,000	13,067
Hitachi Zosen Corp.	5,500	36,448
Hochiki Corp.	600	7,424
Hodogaya Chemical Company, Ltd.	700	18,441
Hokkaido Electric Power Company, Inc.	8,600	38,069
Hokkaido Gas Company, Ltd.	600	9,356
Hokkan Holdings, Ltd.	1,000	11,522
Hokko Chemical Industry Company, Ltd.	700	5,318
Hokkoku Financial Holdings, Inc.	900	29,424
Hokuetsu Corp. (B)	4,900	49,122
Hokuetsu Industries Company, Ltd.	2,000	35,728
Hokuhoku Financial Group, Inc.	4,900	52,777
Hokuriku Electric Power Company (A)	7,400	38,476
Hokuto Corp.	1,600	19,690
H-One Company, Ltd.	1,000	5,579

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Honeys Holdings Company, Ltd.	1,350	$16,675
Hoosiers Holdings Company, Ltd.	3,400	25,624
Hosiden Corp.	3,000	36,504
Hosokawa Micron Corp.	1,000	27,925
HS Holdings Company, Ltd.	1,000	7,150
IBJ, Inc.	1,800	9,038
Ichikoh Industries, Ltd.	2,300	8,229
Ichinen Holdings Company, Ltd.	1,900	21,041
Ichiyoshi Securities Company, Ltd.	2,800	14,012
Icom, Inc.	500	12,750
IDEC Corp.	1,600	32,480
IDOM, Inc.	3,900	26,791
Iino Kaiun Kaisha, Ltd.	4,600	38,588
IJTT Company, Ltd.	1,200	7,305
I'll, Inc.	1,100	24,855
Imasen Electric Industrial	500	2,358
Imuraya Group Company, Ltd.	300	5,020
Inaba Denki Sangyo Company, Ltd.	2,100	50,540
Inaba Seisakusho Company, Ltd.	200	2,079
Inabata & Company, Ltd.	2,000	44,441
Inageya Company, Ltd.	300	2,700
Ines Corp.	900	10,274
i-Net Corp.	900	11,781
Infocom Corp.	1,000	17,534
Information Services International-Dentsu, Ltd.	700	28,933
Insource Company, Ltd.	3,800	23,771
Intage Holdings, Inc.	468	5,381
Integrated Design & Engineering Holdings Company, Ltd.	1,000	23,975
Inter Action Corp.	800	6,131
Inui Global Logistics Company, Ltd. (B)	1,600	12,290
I-PEX, Inc.	500	5,454
IR Japan Holdings, Ltd.	400	4,292
Iriso Electronics Company, Ltd.	1,000	26,158
Iseki & Company, Ltd.	1,200	9,180
Ishihara Sangyo Kaisha, Ltd.	2,100	20,006
ITFOR, Inc.	1,000	8,469
ITmedia, Inc.	900	6,234
Itochu Enex Company, Ltd.	3,800	41,363
Itochu-Shokuhin Company, Ltd.	300	16,804
Itoham Yonekyu Holdings, Inc.	1,500	40,995
Itoki Corp.	2,100	19,983
IwaiCosmo Holdings, Inc.	900	11,706
Iyogin Holdings, Inc.	7,000	46,912
Izumi Company, Ltd.	1,400	35,871
J Trust Company, Ltd.	6,286	20,398
JAC Recruitment Company, Ltd.	4,800	22,065
Jaccs Company, Ltd.	900	33,052
Jade Group, Inc. (A)	400	5,974
JAFCO Group Company, Ltd.	3,100	36,207
JANOME Corp.	1,200	5,761
Japan Aviation Electronics Industry, Ltd.	2,300	52,461
Japan Cash Machine Company, Ltd.	700	6,530
Japan Communications, Inc. (A)	15,200	24,543
Japan Electronic Materials Corp.	1,800	23,027
Japan Elevator Service Holdings Company, Ltd.	3,300	54,580
Japan Investment Adviser Company, Ltd.	1,000	9,416
Japan Lifeline Company, Ltd.	4,400	39,325
Japan Material Company, Ltd.	2,900	51,457
Japan Medical Dynamic Marketing, Inc.	900	4,837
Japan Petroleum Exploration Company, Ltd.	1,200	44,478
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Japan Property Management Center Company, Ltd.	800	$6,344
Japan Pulp & Paper Company, Ltd.	600	21,157
Japan Securities Finance Company, Ltd.	3,300	36,182
Japan Transcity Corp.	3,100	13,470
Japan Wool Textile Company, Ltd.	4,000	38,019
Jastec Company, Ltd.	400	4,047
JBCC Holdings, Inc.	1,200	31,497
JCR Pharmaceuticals Company, Ltd.	2,900	24,040
JCU Corp.	1,300	36,592
Jeol, Ltd.	2,000	87,435
Jimoto Holdings, Inc.	980	3,830
JINS Holdings, Inc.	800	26,633
JINUSHI Company, Ltd. (B)	1,100	17,004
JM Holdings Company, Ltd.	600	9,421
JMS Company, Ltd.	500	1,781
J-Oil Mills, Inc.	1,200	16,440
Joshin Denki Company, Ltd.	1,100	18,918
Joyful Honda Company, Ltd.	1,900	24,850
JSB Company, Ltd.	800	14,202
JSP Corp.	800	10,384
Juki Corp.	1,400	4,579
Juroku Financial Group, Inc.	1,300	34,278
Justsystems Corp.	1,500	34,742
JVCKenwood Corp.	6,770	35,478
K&O Energy Group, Inc.	800	12,548
Kaga Electronics Company, Ltd.	600	26,000
Kagome Company, Ltd.	2,300	51,163
Kaken Pharmaceutical Company, Ltd.	1,200	28,522
Kakiyasu Honten Company, Ltd.	500	8,744
Kamakura Shinsho, Ltd. (B)	1,200	4,695
Kameda Seika Company, Ltd.	700	20,363
Kamei Corp.	2,000	24,194
Kanaden Corp.	1,100	12,112
Kanagawa Chuo Kotsu Company, Ltd.	700	14,868
Kanamic Network Company, Ltd.	600	1,788
Kanamoto Company, Ltd.	1,900	39,340
Kandenko Company, Ltd.	4,700	45,847
Kaneka Corp.	2,300	58,301
Kanematsu Corp.	3,500	51,139
Kanto Denka Kogyo Company, Ltd.	2,000	12,139
Kasai Kogyo Company, Ltd. (A)	1,000	1,364
Katakura Industries Company, Ltd.	1,700	19,712
Katitas Company, Ltd.	1,800	27,892
Kato Sangyo Company, Ltd.	1,100	35,773
Kato Works Company, Ltd.	400	3,580
Kawada Technologies, Inc.	200	9,246
KeePer Technical Laboratory Company, Ltd.	500	24,660
Keihanshin Building Company, Ltd.	2,000	20,123
Kenko Mayonnaise Company, Ltd.	900	10,834
KFC Holdings Japan, Ltd.	1,500	32,653
KH Neochem Company, Ltd.	1,500	24,080
Kimoto Company, Ltd.	3,000	4,144
King Jim Company, Ltd.	1,400	8,626
Kissei Pharmaceutical Company, Ltd.	1,700	37,175
Ki-Star Real Estate Company, Ltd.	600	13,352
Kitz Corp.	4,600	39,231
Koa Corp.	1,700	18,609
Koatsu Gas Kogyo Company, Ltd.	3,000	18,843
Kobe Electric Railway Company, Ltd. (A)	300	6,232
Kohnan Shoji Company, Ltd.	1,200	33,371
Kojima Company, Ltd.	3,000	16,620
Kokuyo Company, Ltd.	2,900	47,080
Komatsu Matere Company, Ltd.	1,700	9,632

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
KOMEDA Holdings Company, Ltd.	2,000	$38,895
Komeri Company, Ltd.	1,500	32,849
Komori Corp.	3,700	29,858
Kondotec, Inc.	1,300	10,648
Konica Minolta, Inc.	14,200	41,484
Konishi Company, Ltd.	4,400	42,095
Konoike Transport Company, Ltd.	2,600	35,880
Kotobuki Spirits Company, Ltd.	2,500	38,213
Krosaki Harima Corp.	400	33,214
KRS Corp.	1,100	7,043
K's Holdings Corp.	7,100	66,469
Kumagai Gumi Company, Ltd.	1,800	45,962
Kumiai Chemical Industry Company, Ltd.	3,400	19,410
Kurabo Industries, Ltd.	1,600	32,745
Kureha Corp.	1,500	30,575
Kurimoto, Ltd.	1,000	21,724
Kusuri no Aoki Holdings Company, Ltd.	2,100	47,683
KYB Corp.	1,000	34,679
Kyodo Printing Company, Ltd.	500	11,442
Kyoei Steel, Ltd.	1,800	25,444
Kyokuto Kaihatsu Kogyo Company, Ltd.	2,300	31,978
Kyokuto Securities Company, Ltd.	2,300	15,674
Kyokuyo Company, Ltd.	700	18,702
Kyorin Pharmaceutical Company, Ltd.	1,900	23,964
Kyoritsu Maintenance Company, Ltd.	1,400	59,374
Kyosan Electric Manufacturing Company, Ltd.	2,000	6,684
Kyudenko Corp.	1,100	39,600
Kyushu Financial Group, Inc.	10,400	59,926
LAC Company, Ltd.	1,400	6,993
Lacto Japan Company, Ltd.	800	10,879
LEC, Inc.	1,600	11,727
Leopalace21 Corp. (A)	6,400	19,371
Life Corp.	800	18,722
LIFULL Company, Ltd.	3,800	4,812
Link And Motivation, Inc.	2,300	9,058
Lintec Corp.	1,900	36,985
Litalico, Inc.	1,300	18,980
M&A Capital Partners Company, Ltd.	600	10,325
Mabuchi Motor Company, Ltd.	4,400	72,882
Macromill, Inc.	2,300	12,789
Maeda Kosen Company, Ltd.	1,100	23,633
Maezawa Kasei Industries Company, Ltd. (B)	1,100	11,882
Maezawa Kyuso Industries Company, Ltd.	1,800	16,891
Makino Milling Machine Company, Ltd.	1,200	49,827
Management Solutions Company, Ltd.	1,300	31,629
Mandom Corp.	1,600	14,474
Mani, Inc.	3,500	52,829
MarkLines Company, Ltd.	400	8,327
Mars Group Holdings Corp.	700	12,241
Marubun Corp.	200	2,285
Marudai Food Company, Ltd.	1,600	18,438
Maruha Nichiro Corp.	1,400	27,558
Maruichi Steel Tube, Ltd.	2,700	70,085
Maruwa Company, Ltd.	300	62,547
Maruzen Company, Ltd.	800	15,710
Maruzen Showa Unyu Company, Ltd.	800	22,143
Marvelous, Inc.	1,400	7,072
Matsuda Sangyo Company, Ltd.	1,400	23,746
Matsui Securities Company, Ltd.	4,900	25,406
Max Company, Ltd.	2,000	46,489
Maxell, Ltd.	2,200	24,291
Maxvalu Tokai Company, Ltd.	1,100	23,238
MCJ Company, Ltd.	3,200	24,853
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
MEC Company, Ltd.	1,500	$46,600
Media Do Company, Ltd. (A)	600	6,123
Medical Data Vision Company, Ltd.	1,700	7,871
Medikit Company, Ltd.	500	10,283
Medley, Inc. (A)	800	24,897
MedPeer, Inc.	600	3,037
Megachips Corp.	1,100	36,415
Megmilk Snow Brand Company, Ltd.	2,800	41,974
Meidensha Corp.	1,800	30,996
Meiko Electronics Company, Ltd.	1,200	35,349
Meisei Industrial Company, Ltd.	3,000	22,792
MEITEC Group Holdings, Inc.	3,100	62,026
Meito Sangyo Company, Ltd.	900	10,820
Melco Holdings, Inc.	500	12,206
Members Company, Ltd.	400	2,722
Menicon Company, Ltd.	2,500	41,540
METAWATER Company, Ltd.	1,600	24,772
Micronics Japan Company, Ltd.	1,600	41,501
Midac Holdings Company, Ltd.	500	7,450
Mie Kotsu Group Holdings, Inc.	3,700	15,804
Milbon Company, Ltd.	912	23,847
Mimasu Semiconductor Industry Company, Ltd.	1,400	31,661
Ministop Company, Ltd.	1,100	11,931
MIRAIT ONE Corp.	4,240	55,824
Mirarth Holdings, Inc.	6,300	20,688
Miroku Jyoho Service Company, Ltd.	700	8,699
Mitani Corp.	2,000	27,627
Mitani Sekisan Company, Ltd.	600	20,298
Mito Securities Company, Ltd.	6,300	18,769
Mitsuba Corp.	2,300	15,924
Mitsubishi Logisnext Company, Ltd.	1,000	9,774
Mitsubishi Logistics Corp.	1,200	36,072
Mitsubishi Materials Corp.	1,900	32,909
Mitsubishi Paper Mills, Ltd.	2,600	10,176
Mitsubishi Pencil Company, Ltd.	1,500	22,160
Mitsubishi Research Institute, Inc.	500	16,387
Mitsubishi Shokuhin Company, Ltd.	600	20,425
Mitsubishi Steel Manufacturing Company, Ltd.	1,000	10,457
Mitsui DM Sugar Holdings Company, Ltd.	1,000	21,044
Mitsui E&S Company, Ltd. (A)	4,600	22,972
Mitsui High-Tec, Inc.	500	26,012
Mitsui Matsushima Holdings Company, Ltd.	1,000	18,659
Mitsui Mining & Smelting Company, Ltd.	2,200	67,459
Mitsui-Soko Holdings Company, Ltd.	900	29,974
Mitsuuroko Group Holdings Company, Ltd.	3,200	35,913
Mixi, Inc.	1,800	30,105
Mizuho Leasing Company, Ltd.	1,400	47,939
Mizuno Corp.	1,400	38,912
Mochida Pharmaceutical Company, Ltd.	900	20,834
Modec, Inc. (A)	1,800	29,485
Monex Group, Inc.	8,000	40,644
Morinaga & Company, Ltd.	3,000	54,425
Morinaga Milk Industry Company, Ltd.	3,000	58,073
Morita Holdings Corp.	2,200	24,193
Morozoff, Ltd.	500	13,465
MrMax Holdings, Ltd.	1,700	7,526
m-up Holdings, Inc.	2,000	15,236
Musashi Seimitsu Industry Company, Ltd.	2,600	27,744
Nachi-Fujikoshi Corp.	600	15,600
Nafco Company, Ltd.	1,100	14,513
Nagano Keiki Company, Ltd.	1,800	26,000

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nagase & Company, Ltd.	4,400	$70,372
Nagatanien Holdings Company, Ltd.	1,000	15,205
Nagawa Company, Ltd.	300	15,146
Nakamuraya Company, Ltd.	300	6,509
Nakanishi, Inc.	2,600	43,624
Nakayama Steel Works, Ltd.	1,100	6,345
Namura Shipbuilding Company, Ltd.	3,252	29,083
Nankai Electric Railway Company, Ltd.	3,000	60,884
Natori Company, Ltd.	700	10,358
NEC Capital Solutions, Ltd.	800	19,001
NEC Networks & System Integration Corp.	2,100	35,371
NET One Systems Company, Ltd.	2,900	49,378
Neturen Company, Ltd.	2,300	15,660
Nextage Company, Ltd. (B)	1,900	34,797
NHK Spring Company, Ltd.	9,100	77,009
Nice Corp.	600	7,232
Nichias Corp.	2,300	55,173
Nichiban Company, Ltd.	700	8,590
Nichicon Corp.	3,400	31,209
Nichiden Corp.	600	12,198
Nichiha Corp.	1,200	25,170
Nichireki Company, Ltd.	2,000	34,207
Nichirin Company, Ltd.	1,040	24,084
Nihon Chouzai Company, Ltd.	800	7,929
Nihon Dempa Kogyo Company, Ltd.	2,500	22,201
Nihon Flush Company, Ltd.	1,000	6,429
Nihon House Holdings Company, Ltd.	1,000	2,082
Nihon Kagaku Sangyo Company, Ltd.	1,000	10,037
Nihon Kohden Corp.	800	25,287
Nihon M&A Center Holdings, Inc.	9,700	53,379
Nihon Nohyaku Company, Ltd.	4,000	18,286
Nihon Parkerizing Company, Ltd.	3,900	31,380
Nihon Tokushu Toryo Company, Ltd.	1,000	8,505
Nikkiso Company, Ltd.	2,100	15,304
Nikkon Holdings Company, Ltd.	2,200	47,982
Nippn Corp.	2,700	42,550
Nippon Air Conditioning Services Company, Ltd.	1,600	9,179
Nippon Beet Sugar Manufacturing Company, Ltd.	900	12,461
Nippon Carbon Company, Ltd.	500	15,532
Nippon Chemical Industrial Company, Ltd.	700	9,277
Nippon Chemi-Con Corp. (A)	1,100	10,208
Nippon Coke & Engineering Company, Ltd. (A)	18,000	14,906
Nippon Concrete Industries Company, Ltd.	2,600	5,907
Nippon Denko Company, Ltd.	6,530	12,752
Nippon Densetsu Kogyo Company, Ltd.	2,100	29,583
Nippon Electric Glass Company, Ltd. (B)	3,900	83,699
Nippon Gas Company, Ltd.	4,300	70,914
Nippon Hume Corp.	2,000	12,551
Nippon Kayaku Company, Ltd.	5,300	50,478
Nippon Kodoshi Corp.	800	9,893
Nippon Light Metal Holdings Company, Ltd.	2,820	34,994
Nippon Paper Industries Company, Ltd. (A)	4,600	41,163
Nippon Parking Development Company, Ltd.	8,400	11,424
Nippon Pillar Packing Company, Ltd.	1,100	34,642
Nippon Rietec Company, Ltd.	300	2,517
Nippon Seiki Company, Ltd.	3,000	24,365
Nippon Sharyo, Ltd.	600	8,745
Nippon Sheet Glass Company, Ltd. (A)	4,100	16,625
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Shokubai Company, Ltd.	800	$30,781
Nippon Signal Company, Ltd.	3,000	20,596
Nippon Soda Company, Ltd.	1,200	46,125
Nippon Thompson Company, Ltd.	4,700	18,744
Nippon Yakin Kogyo Company, Ltd.	1,000	29,801
Nipro Corp.	6,700	52,516
Nishikawa Rubber Company, Ltd.	800	9,883
Nishimatsu Construction Company, Ltd.	1,500	41,732
Nishimatsuya Chain Company, Ltd.	2,700	39,629
Nishi-Nippon Financial Holdings, Inc.	3,900	44,971
Nishi-Nippon Railroad Company, Ltd.	2,400	40,608
Nishio Holdings Company, Ltd.	800	23,219
Nissan Shatai Company, Ltd.	3,400	22,151
Nissei ASB Machine Company, Ltd.	500	15,574
Nissei Plastic Industrial Company, Ltd.	1,600	12,567
Nissha Company, Ltd.	2,300	23,950
Nisshinbo Holdings, Inc.	4,768	38,634
Nissin Corp.	1,400	23,783
Nisso Holdings Company, Ltd.	2,400	13,489
Nissui Corp.	13,000	69,914
Nitta Corp.	1,300	33,818
NITTAN Corp.	1,200	2,595
Nittetsu Mining Company, Ltd.	600	22,099
Nitto Boseki Company, Ltd.	1,400	45,470
Nitto Kogyo Corp.	1,600	40,763
Nitto Kohki Company, Ltd.	1,000	13,223
Nitto Seiko Company, Ltd.	1,700	6,326
Noevir Holdings Company, Ltd.	800	29,133
Nohmi Bosai, Ltd.	1,300	20,265
Nojima Corp.	3,200	39,735
NOK Corp.	900	11,962
Nomura Micro Science Company, Ltd.	300	31,639
Noritake Company, Ltd.	700	33,941
Noritsu Koki Company, Ltd.	1,000	21,215
Noritz Corp.	2,100	22,462
North Pacific Bank, Ltd.	12,900	32,383
NPR-RIKEN Corp.	1,200	18,936
NS Tool Company, Ltd.	800	5,662
NS United Kaiun Kaisha, Ltd.	800	27,127
NSD Company, Ltd.	2,200	42,223
NTN Corp.	18,400	33,827
Obara Group, Inc.	600	16,035
Ohsho Food Service Corp.	700	40,039
Oiles Corp.	1,380	19,362
Oisix ra daichi, Inc. (A)(B)	1,200	11,562
Okabe Company, Ltd.	2,600	13,479
Okamoto Industries, Inc.	600	21,128
Okamura Corp.	2,900	44,723
Okasan Securities Group, Inc.	7,000	33,931
Oki Electric Industry Company, Ltd.	4,700	30,293
Okinawa Cellular Telephone Company	800	19,207
Okinawa Financial Group, Inc.	1,140	18,928
OKUMA Corp.	1,100	47,248
Okumura Corp.	1,200	39,809
Okura Industrial Company, Ltd.	800	14,458
Okuwa Company, Ltd.	1,000	5,858
Onoken Company, Ltd.	1,500	18,384
Onward Holdings Company, Ltd.	7,100	24,167
Optex Group Company, Ltd.	1,900	24,015
Optim Corp. (A)	700	4,088
Optorun Company, Ltd.	1,100	12,683
Organo Corp.	1,100	45,387
Orient Corp.	3,180	24,103
Oriental Shiraishi Corp.	7,600	18,302
Origin Company, Ltd.	600	5,212

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Oro Company, Ltd.	700	$12,793
Osaka Organic Chemical Industry, Ltd.	800	15,348
Osaka Soda Company, Ltd.	800	54,774
Osaka Steel Company, Ltd.	700	12,261
Osaki Electric Company, Ltd.	3,000	13,603
OSG Corp.	3,900	55,781
Outsourcing, Inc. (A)	5,800	71,260
Oyo Corp.	1,300	18,877
Pacific Industrial Company, Ltd.	3,000	27,262
Pacific Metals Company, Ltd. (A)	1,100	9,444
PAL GROUP Holdings Company, Ltd.	1,400	24,407
PALTAC Corp.	1,200	37,903
Paramount Bed Holdings Company, Ltd.	1,600	31,382
Paris Miki Holdings, Inc.	1,100	4,005
Park24 Company, Ltd. (A)	4,200	53,684
Pasona Group, Inc.	1,300	24,288
Penta-Ocean Construction Company, Ltd.	2,300	12,890
PeptiDream, Inc. (A)	3,600	37,853
PIA Corp. (A)	500	11,896
Pickles Holdings Company, Ltd.	800	6,888
Pigeon Corp. (B)	5,500	63,250
Pilot Corp.	1,200	35,683
Piolax, Inc.	2,100	34,610
Pole To Win Holdings, Inc.	2,000	6,836
Premium Group Company, Ltd.	2,400	30,918
Premium Water Holdings, Inc.	400	8,292
Press Kogyo Company, Ltd.	7,000	28,208
Pressance Corp.	700	7,898
Prestige International, Inc.	5,000	21,229
Prima Meat Packers, Ltd.	1,500	24,974
Procrea Holdings, Inc.	2,344	31,146
Pronexus, Inc.	600	5,598
Proto Corp.	1,800	17,226
PS Mitsubishi Construction Company, Ltd.	800	5,008
Punch Industry Company, Ltd.	1,300	3,772
QB Net Holdings Company, Ltd.	1,800	19,116
Qol Holdings Company, Ltd.	1,400	16,416
Quick Company, Ltd.	800	14,593
Raccoon Holdings, Inc.	800	3,673
Raito Kogyo Company, Ltd.	2,400	32,129
Raiznext Corp.	3,300	35,696
Raksul, Inc. (A)	1,200	10,757
Rasa Industries, Ltd.	600	8,939
Raysum Company, Ltd.	300	6,807
Relo Group, Inc.	2,800	33,666
Rengo Company, Ltd.	8,600	57,247
RENOVA, Inc. (A)	1,400	11,788
Resorttrust, Inc.	3,700	64,065
Restar Holdings Corp.	1,600	31,918
Retail Partners Company, Ltd.	300	3,540
Rheon Automatic Machinery Company, Ltd.	1,500	15,953
Ricoh Leasing Company, Ltd.	800	27,495
Riken Keiki Company, Ltd.	800	38,958
Riken Technos Corp.	3,000	17,960
Riken Vitamin Company, Ltd.	1,400	22,166
Rion Company, Ltd.	500	8,632
Riso Kyoiku Company, Ltd.	9,300	14,957
Rock Field Company, Ltd.	1,000	11,427
Rokko Butter Company, Ltd.	600	5,634
Roland Corp.	700	21,809
Roland DG Corp.	900	23,221
Rorze Corp.	500	53,224
Round One Corp.	10,500	41,417
Royal Holdings Company, Ltd.	600	10,966
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
RS Technologies Company, Ltd.	800	$16,896
Ryobi, Ltd.	1,400	26,284
Ryoden Corp.	1,500	27,658
Ryosan Company, Ltd.	1,100	36,600
S Foods, Inc.	900	20,995
S&B Foods, Inc.	600	17,617
Sac's Bar Holdings, Inc.	600	3,420
Saibu Gas Holdings Company, Ltd.	1,500	20,796
Saint-Care Holding Corp.	1,900	13,418
Sakai Chemical Industry Company, Ltd.	1,400	18,598
Sakai Moving Service Company, Ltd.	1,000	19,270
Sakata INX Corp.	3,100	29,758
Sala Corp.	3,000	15,530
SAMTY Company, Ltd.	1,600	27,580
San ju San Financial Group, Inc.	1,700	21,837
San-A Company, Ltd.	1,300	41,951
San-Ai Obbli Company, Ltd.	3,500	39,752
Sangetsu Corp.	2,100	46,094
Sanken Electric Company, Ltd.	900	49,353
Sanki Engineering Company, Ltd.	2,000	24,793
Sankyo Frontier Company, Ltd.	300	8,259
Sankyo Seiko Company, Ltd.	3,200	16,299
Sankyo Tateyama, Inc.	2,500	13,844
Sankyu, Inc.	1,400	51,315
Sanoh Industrial Company, Ltd.	1,900	10,569
Sanshin Electronics Company, Ltd.	700	10,757
Sanyo Chemical Industries, Ltd.	600	17,998
Sanyo Denki Company, Ltd.	400	17,736
Sanyo Electric Railway Company, Ltd.	1,600	24,681
Sanyo Shokai, Ltd.	700	11,743
Sanyo Special Steel Company, Ltd.	1,400	26,087
Sanyo Trading Company, Ltd.	1,200	10,161
Sato Holdings Corp.	1,700	25,458
Sawai Group Holdings Company, Ltd.	1,800	66,405
SB Technology Corp.	800	13,441
SBI Global Asset Management Company, Ltd.	1,300	5,615
SBS Holdings, Inc.	900	15,667
Scroll Corp.	2,300	15,636
Seika Corp.	500	10,449
Seikagaku Corp.	1,700	9,161
Seikitokyu Kogyo Company, Ltd.	1,600	18,686
Seiko Group Corp.	1,400	26,677
Seino Holdings Company, Ltd.	3,000	45,436
Seiren Company, Ltd.	1,900	33,327
Sekisui Jushi Corp.	1,600	28,142
Sekisui Kasei Company, Ltd.	2,500	8,602
Senko Group Holdings Company, Ltd.	4,700	38,007
Senshu Electric Company, Ltd.	600	13,757
Senshu Ikeda Holdings, Inc.	17,200	39,302
Senshukai Company, Ltd. (A)(B)	3,300	8,795
Seria Company, Ltd.	2,100	39,169
Shibaura Electronics Company, Ltd.	500	19,700
Shibaura Machine Company, Ltd.	1,600	39,135
Shibaura Mechatronics Corp.	300	12,583
Shibuya Corp.	800	13,829
Shidax Corp. (A)(B)	2,000	11,452
Shikibo, Ltd.	1,100	8,532
Shikoku Electric Power Company, Inc.	5,200	37,353
Shikoku Kasei Holdings Corp.	3,000	38,130
Shima Seiki Manufacturing, Ltd.	1,200	12,943
Shin Nippon Biomedical Laboratories, Ltd.	1,000	12,010
Shinagawa Refractories Company, Ltd.	3,000	36,464
Shindengen Electric Manufacturing Company, Ltd.	500	10,719

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Shin-Etsu Polymer Company, Ltd.	3,000	$35,596
Shinko Shoji Company, Ltd.	1,900	15,647
Shinmaywa Industries, Ltd.	2,400	19,974
Shinnihon Corp.	2,500	20,089
Shinwa Company, Ltd.	700	11,708
Ship Healthcare Holdings, Inc.	2,600	44,322
Shizuoka Gas Company, Ltd.	4,500	32,684
Shoei Company, Ltd.	1,600	20,823
Shofu, Inc.	600	11,690
Showa Sangyo Company, Ltd.	1,000	22,421
SIGMAXYZ Holdings, Inc.	1,800	18,454
Siix Corp.	1,600	16,537
Sinanen Holdings Company, Ltd.	800	23,793
Sinfonia Technology Company, Ltd.	1,600	23,575
Sinko Industries, Ltd.	1,500	28,354
Sintokogio, Ltd.	3,400	25,640
SKY Perfect JSAT Holdings, Inc.	7,800	38,525
Smaregi, Inc. (A)	400	7,658
SMK Corp.	300	5,440
SMS Company, Ltd.	1,600	32,803
Snow Peak, Inc. (B)	1,200	7,855
Sodick Company, Ltd.	2,400	12,379
Softcreate Holdings Corp.	1,400	17,039
Software Service, Inc.	200	13,929
Soken Chemical & Engineering Company, Ltd.	800	13,693
Solasto Corp.	3,200	13,954
Sotetsu Holdings, Inc.	3,500	67,868
Sparx Group Company, Ltd.	1,480	16,875
S-Pool, Inc.	5,000	15,722
SRA Holdings	600	15,148
SRE Holdings Corp. (A)	400	7,776
ST Corp.	700	7,574
St. Marc Holdings Company, Ltd.	800	12,026
Star Mica Holdings Company, Ltd.	2,200	9,872
Star Micronics Company, Ltd.	2,300	27,960
Starts Corp., Inc.	1,900	39,388
Starzen Company, Ltd.	600	11,170
Stella Chemifa Corp.	800	18,300
Strike Company, Ltd.	700	23,849
Studio Alice Company, Ltd.	900	13,421
Sugimoto & Company, Ltd.	700	11,071
Sumida Corp.	1,600	13,032
Suminoe Textile Company, Ltd.	500	7,881
Sumitomo Bakelite Company, Ltd.	700	36,641
Sumitomo Densetsu Company, Ltd.	1,300	25,219
Sumitomo Mitsui Construction Company, Ltd.	6,000	16,877
Sumitomo Osaka Cement Company, Ltd.	1,500	39,392
Sumitomo Pharma Company, Ltd.	3,300	10,896
Sumitomo Riko Company, Ltd.	2,400	17,931
Sumitomo Seika Chemicals Company, Ltd.	500	17,661
Sun Frontier Fudousan Company, Ltd.	2,200	25,418
Suruga Bank, Ltd.	7,300	40,249
SWCC Corp.	1,200	24,258
Systena Corp.	12,200	26,409
Syuppin Company, Ltd.	1,200	10,073
T RAD Company, Ltd.	500	10,919
T&K Toka Company, Ltd.	1,600	16,250
Tachibana Eletech Company, Ltd.	1,360	26,431
Tachi-S Company, Ltd.	2,400	30,534
Tadano, Ltd.	5,000	41,655
Taihei Dengyo Kaisha, Ltd.	1,000	31,638
Taiheiyo Cement Corp.	2,800	57,582
Taiho Kogyo Company, Ltd.	1,200	6,744
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Taikisha, Ltd.	900	$26,016
Taisei Lamick Company, Ltd.	500	10,273
Taiyo Holdings Company, Ltd.	2,000	44,060
Takamatsu Construction Group Company, Ltd.	1,000	19,608
Takaoka Toko Company, Ltd.	700	10,461
Takara Bio, Inc.	2,100	18,615
Takara Holdings, Inc.	5,700	49,998
Takara Standard Company, Ltd.	2,200	25,423
Takasago International Corp.	1,200	29,655
Takasago Thermal Engineering Company, Ltd.	1,700	38,754
Takashimaya Company, Ltd.	1,100	14,968
Takeuchi Manufacturing Company, Ltd.	1,600	48,441
Takuma Company, Ltd.	3,000	37,982
Tama Home Company, Ltd.	1,000	27,791
Tamron Company, Ltd.	1,100	41,383
Tamura Corp.	6,000	23,553
Tanseisha Company, Ltd.	1,100	6,801
Tatsuta Electric Wire and Cable Company, Ltd. (A)	4,200	20,876
Tayca Corp.	1,500	14,539
TDC Soft, Inc.	1,200	18,077
TechMatrix Corp.	2,000	24,801
Techno Horizon Company, Ltd. (A)	1,400	4,946
Teijin, Ltd.	5,400	51,082
Teikoku Sen-I Company, Ltd.	1,200	17,359
Tekken Corp.	800	11,369
Tenma Corp.	1,000	15,742
Tess Holdings Company, Ltd.	2,400	7,402
T-Gaia Corp.	900	12,308
The 77 Bank, Ltd.	2,100	51,671
The Akita Bank, Ltd.	1,100	14,796
The Awa Bank, Ltd.	2,200	36,697
The Bank of Iwate, Ltd.	1,100	19,467
The Bank of Nagoya, Ltd.	500	19,233
The Bank of Saga, Ltd.	1,000	13,091
The Chiba Kogyo Bank, Ltd.	3,200	17,918
The Chugoku Electric Power Company, Inc.	4,600	32,824
The Ehime Bank, Ltd.	2,100	14,983
The First Bank of Toyama, Ltd.	2,800	15,240
The Fukui Bank, Ltd.	1,800	20,994
The Fukushima Bank, Ltd.	2,100	3,478
The Furukawa Battery Company, Ltd.	1,300	8,029
The Gunma Bank, Ltd.	14,200	69,330
The Hyakugo Bank, Ltd.	9,600	36,263
The Hyakujushi Bank, Ltd.	1,700	28,946
The Japan Steel Works, Ltd.	700	12,121
The Keiyo Bank, Ltd.	4,400	21,193
The Kita-Nippon Bank, Ltd.	700	10,487
The Kiyo Bank, Ltd.	3,800	42,460
The Miyazaki Bank, Ltd.	1,000	18,540
The Monogatari Corp.	1,200	37,272
The Musashino Bank, Ltd.	1,700	32,055
The Nanto Bank, Ltd.	2,000	34,539
The Nippon Road Company, Ltd.	1,000	14,503
The Nisshin Oillio Group, Ltd.	1,200	36,490
The Ogaki Kyoritsu Bank, Ltd.	1,600	21,354
The Oita Bank, Ltd.	900	16,028
The Okinawa Electric Power Company, Inc.	1,990	15,733
The Pack Corp. (B)	800	19,169
The San-In Godo Bank, Ltd.	4,300	30,250
The Shibusawa Warehouse Company, Ltd.	1,000	20,614

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Shiga Bank, Ltd.	1,700	$41,998
The Shikoku Bank, Ltd.	2,800	19,033
The Shimizu Bank, Ltd.	500	5,447
The Sumitomo Warehouse Company, Ltd.	1,824	31,659
The Tochigi Bank, Ltd.	8,000	17,537
The Toho Bank, Ltd.	12,000	24,381
The Tohoku Bank, Ltd.	400	3,330
The Tottori Bank, Ltd.	400	3,844
The Towa Bank, Ltd.	2,900	12,435
The Yamagata Bank, Ltd.	2,000	15,111
The Yamanashi Chuo Bank, Ltd.	2,000	23,773
Tigers Polymer Corp.	1,000	6,125
TKC Corp.	1,300	34,605
Toa Corp. (Hyogo)	1,400	10,251
Toa Corp. (Tokyo)	1,200	30,255
Toagosei Company, Ltd.	4,300	41,757
Tobishima Corp.	720	6,676
TOC Company, Ltd.	3,400	16,795
Tocalo Company, Ltd.	3,200	33,828
Toda Corp.	8,400	55,476
Toda Kogyo Corp. (A)	300	3,327
Toei Company, Ltd.	100	14,392
Toenec Corp.	600	19,413
Toho Company, Ltd.	600	11,775
Toho Gas Company, Ltd.	2,200	45,912
Toho Holdings Company, Ltd.	2,400	54,788
Toho Titanium Company, Ltd. (B)	1,300	17,408
Toho Zinc Company, Ltd.	800	6,378
Tokai Carbon Company, Ltd. (B)	10,000	72,528
Tokai Corp.	1,200	17,753
TOKAI Holdings Corp.	4,000	27,296
Tokai Rika Company, Ltd.	2,600	39,966
Tokai Tokyo Financial Holdings, Inc.	11,500	42,806
Token Corp.	410	26,709
Tokushu Tokai Paper Company, Ltd.	600	16,724
Tokuyama Corp.	3,200	54,144
Tokyo Base Company, Ltd.	900	1,921
Tokyo Electron Device, Ltd.	1,200	43,069
Tokyo Energy & Systems, Inc.	2,000	14,815
Tokyo Keiki, Inc.	1,000	12,602
Tokyo Kiraboshi Financial Group, Inc.	1,536	43,147
Tokyo Ohka Kogyo Company, Ltd.	600	13,200
Tokyo Rakutenchi Company, Ltd.	200	9,694
Tokyo Rope Manufacturing Company, Ltd.	200	1,889
Tokyo Seimitsu Company, Ltd.	600	36,798
Tokyo Steel Manufacturing Company, Ltd.	2,700	33,016
Tokyo Tekko Company, Ltd.	800	23,324
Tokyo Theatres Company, Inc.	900	7,031
Tokyotokeiba Company, Ltd.	600	18,840
Tokyu Construction Company, Ltd.	3,900	22,011
Tomato Bank, Ltd.	1,100	8,973
Tomen Devices Corp.	200	7,594
Tomoe Corp.	2,200	9,033
Tomoku Company, Ltd.	500	7,607
TOMONY Holdings, Inc.	10,600	29,307
Tomy Company, Ltd.	2,900	45,827
Tonami Holdings Company, Ltd.	500	15,998
Topcon Corp.	4,700	50,487
Topre Corp.	2,300	30,531
Topy Industries, Ltd.	1,300	23,495
Torex Semiconductor, Ltd.	700	8,747
Toridoll Holdings Corp.	1,200	34,427
Torii Pharmaceutical Company, Ltd.	1,100	27,699
Torishima Pump Manufacturing Company, Ltd.	900	14,362
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tosei Corp.	2,500	$35,301
Toshiba TEC Corp.	1,100	22,740
Tosho Company, Ltd.	1,300	7,684
Totetsu Kogyo Company, Ltd.	1,000	22,441
Towa Corp.	800	40,269
Towa Pharmaceutical Company, Ltd.	1,500	24,986
Toyo Construction Company, Ltd.	3,100	26,202
Toyo Corp.	1,100	11,006
Toyo Denki Seizo KK	600	4,136
Toyo Engineering Corp. (A)	2,200	12,244
Toyo Gosei Company, Ltd.	300	17,689
Toyo Ink SC Holdings Company, Ltd.	2,200	40,945
Toyo Kanetsu KK	400	10,960
Toyo Securities Company, Ltd.	6,000	12,821
Toyo Tanso Company, Ltd.	1,000	33,825
Toyo Tire Corp.	2,600	43,373
Toyo Wharf & Warehouse Company, Ltd.	600	5,917
Toyobo Company, Ltd.	4,093	30,644
TPR Company, Ltd.	1,400	16,878
Trancom Company, Ltd.	400	20,354
Transaction Company, Ltd.	1,700	25,699
Transcosmos, Inc.	1,400	29,867
Tri Chemical Laboratories, Inc.	1,200	30,582
Trusco Nakayama Corp.	2,200	38,068
TS Tech Company, Ltd.	4,400	53,107
TSI Holdings Company, Ltd.	5,270	27,396
Tsubaki Nakashima Company, Ltd. (B)	2,300	11,909
Tsubakimoto Chain Company	1,600	45,802
Tsugami Corp.	1,600	13,745
Tsukishima Holdings Company, Ltd.	2,000	18,999
Tsukuba Bank, Ltd.	5,700	10,000
Tsumura & Company	2,600	48,924
Tsurumi Manufacturing Company, Ltd.	1,000	26,291
TV Asahi Holdings Corp.	2,000	22,746
UACJ Corp.	1,903	51,793
UBE Corp.	4,400	71,344
Ubicom Holdings, Inc.	500	5,906
Uchida Yoko Company, Ltd.	400	19,489
Ulvac, Inc.	700	33,341
Union Tool Company	700	16,553
Unipres Corp.	2,600	17,520
United Arrows, Ltd.	1,600	21,387
United Super Markets Holdings, Inc.	2,400	17,301
UNITED, Inc.	2,600	16,569
Unitika, Ltd. (A)	5,900	7,269
Universal Entertainment Corp. (B)	1,200	19,528
Usen-Next Holdings Company, Ltd.	1,300	37,014
Ushio, Inc.	4,400	63,092
UT Group Company, Ltd. (A)	1,500	25,895
UUUM Company, Ltd. (A)	800	2,457
V Technology Company, Ltd.	400	8,043
Valor Holdings Company, Ltd.	1,700	29,393
Valqua, Ltd.	1,000	29,329
Value HR Company, Ltd. (B)	1,200	13,116
ValueCommerce Company, Ltd.	900	9,343
Vector, Inc.	3,100	24,861
Vertex Corp.	1,100	12,439
Visional, Inc. (A)	400	25,412
Vital KSK Holdings, Inc.	3,500	25,870
VT Holdings Company, Ltd.	6,600	24,168
Wacoal Holdings Corp.	1,900	45,064
Wacom Company, Ltd.	2,700	12,554
Wakachiku Construction Company, Ltd.	900	18,837
Wakita & Company, Ltd.	2,300	26,040

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Warabeya Nichiyo Holdings Company, Ltd.	900	$21,815
Watahan & Company, Ltd.	600	6,036
WDB Holdings Company, Ltd.	700	10,969
Weathernews, Inc.	300	11,497
Wellneo Sugar Company, Ltd.	1,100	16,444
West Holdings Corp.	716	15,634
Will Group, Inc.	1,200	9,819
WingArc1st, Inc.	1,500	32,629
World Company, Ltd.	700	8,324
World Holdings Company, Ltd.	600	11,582
Wowow, Inc.	600	4,539
Xebio Holdings Company, Ltd.	2,800	18,959
Yahagi Construction Company, Ltd.	2,000	19,128
Yaizu Suisankagaku Industry Company, Ltd.	1,100	9,350
YAKUODO Holdings Company, Ltd.	700	13,497
YAMABIKO Corp.	2,400	25,390
YAMADA Consulting Group Company, Ltd.	1,100	13,325
Yamae Group Holdings Company, Ltd.	1,000	27,013
Yamaguchi Financial Group, Inc.	7,200	64,340
Yamaichi Electronics Company, Ltd.	1,700	23,282
YA-MAN, Ltd. (B)	1,700	12,115
Yamazen Corp.	3,900	32,926
Yaoko Company, Ltd.	300	17,151
Yasuda Logistics Corp.	1,400	11,629
Yellow Hat, Ltd.	2,000	25,015
Yodogawa Steel Works, Ltd.	1,200	32,370
Yokogawa Bridge Holdings Corp.	2,100	37,696
Yokorei Company, Ltd.	2,900	21,551
Yokowo Company, Ltd.	1,200	12,091
Yomeishu Seizo Company, Ltd.	500	6,613
Yondoshi Holdings, Inc.	1,300	18,672
Yonex Company, Ltd.	2,100	19,876
Yorozu Corp.	1,800	10,554
Yoshinoya Holdings Company, Ltd.	2,000	45,413
Yuasa Trading Company, Ltd.	1,100	36,900
Yukiguni Maitake Company, Ltd.	1,000	6,628
Yurtec Corp.	2,000	15,905
Yushiro Chemical Industry Company, Ltd.	1,100	12,757
Zenrin Company, Ltd.	1,950	12,069
Zeon Corp.	3,800	35,237
ZERIA Pharmaceutical Company, Ltd.	1,200	17,136
ZIGExN Company, Ltd.	7,000	26,291
		25,740,060
Jersey, Channel Islands - 0.1%
Centamin PLC	57,981	73,631
Jordan - 0.1%
Hikma Pharmaceuticals PLC	3,966	90,374
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	726	57,071
VP Bank AG, Class A	188	19,593
		76,664
Luxembourg - 0.5%
ADLER Group SA (A)(D)	776	456
APERAM SA	1,921	69,875
Aroundtown SA (A)	36,871	100,487
B&S Group Sarl (D)	983	4,013
Befesa SA (D)	1,789	69,371
d'Amico International Shipping SA	6,428	40,106
Grand City Properties SA	3,748	42,059
IVS Group SA	2,104	12,679
L'Occitane International SA	10,750	30,712
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Luxembourg (continued)
RTL Group SA	933	$36,034
SES SA	17,911	117,946
Sword Group	278	12,247
		535,985
Macau - 0.0%
MECOM Power and Construction, Ltd. (A)	87,750	3,372
Malaysia - 0.0%
Frencken Group, Ltd.	15,400	15,700
Malta - 0.0%
Catena Media PLC (A)(B)	3,412	4,199
Mauritius - 0.0%
Capital, Ltd.	9,014	10,348
Mexico - 0.0%
Fresnillo PLC	1,387	10,502
Netherlands - 1.8%
Aalberts NV	4,048	175,956
Acomo NV	876	16,985
Alfen N.V. (A)(D)	1,069	71,343
AMG Critical Materials NV	1,350	34,074
Arcadis NV	3,031	163,738
Basic-Fit NV (A)(B)(D)	2,099	65,349
BE Semiconductor Industries NV	2,921	441,001
Brack Capital Properties NV (A)	230	15,415
Brunel International NV	1,169	14,449
Corbion NV	2,473	52,964
CTP NV (D)	3,948	66,698
Flow Traders, Ltd.	1,631	32,319
ForFarmers NV	2,398	6,304
Fugro NV (A)	3,784	72,553
Innoconcepts NV (A)(C)	10,527	0
Just Eat Takeaway.com NV (A)(D)	737	11,422
Kendrion NV	1,152	15,387
Koninklijke BAM Groep NV	15,496	41,417
Koninklijke Heijmans NV	2,278	30,541
Koninklijke Vopak NV	2,374	79,893
Nedap NV	225	15,899
OCI NV	1,851	53,644
Pharming Group NV (A)	30,666	34,975
PostNL NV	15,748	24,614
PPHE Hotel Group, Ltd.	592	9,039
Redcare Pharmacy NV (A)(D)	194	28,153
SBM Offshore NV	5,505	75,631
SIF Holding NV (A)	588	6,783
Signify NV (D)	5,215	174,891
Sligro Food Group NV	1,151	20,193
TKH Group NV	1,628	71,139
TomTom NV (A)	3,258	23,005
Van Lanschot Kempen NV	1,179	36,708
		1,982,482
New Zealand - 0.4%
Air New Zealand, Ltd.	37,974	15,241
Arvida Group, Ltd.	13,293	9,236
Channel Infrastructure NZ, Ltd.	11,354	10,407
Chorus, Ltd.	3,784	18,796
Delegat Group, Ltd.	1,200	4,927
Freightways Group, Ltd.	5,690	30,571
Gentrack Group, Ltd. (A)	3,060	12,805
Hallenstein Glasson Holdings, Ltd.	3,354	11,023
Heartland Group Holdings, Ltd.	23,172	21,676
Investore Property, Ltd.	14,352	10,881
KMD Brands, Ltd.	25,838	12,252
Manawa Energy, Ltd.	1,665	4,516
NZME, Ltd.	13,259	9,051

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
NZX, Ltd.	17,320	$11,938
Oceania Healthcare, Ltd.	41,920	20,144
Pacific Edge, Ltd. (A)	27,936	2,064
PGG Wrightson, Ltd.	819	1,759
Restaurant Brands New Zealand, Ltd.	886	2,228
Sanford, Ltd.	2,767	7,079
Scales Corp., Ltd.	5,176	11,294
Serko, Ltd. (A)	2,827	7,239
Skellerup Holdings, Ltd.	7,637	24,329
SKY Network Television, Ltd.	6,265	10,926
SKYCITY Entertainment Group, Ltd.	20,410	23,493
Summerset Group Holdings, Ltd.	6,903	44,726
Synlait Milk, Ltd. (A)	5,495	3,297
The Warehouse Group, Ltd.	9,894	10,073
Tourism Holdings, Ltd.	6,828	16,607
TOWER, Ltd.	11,445	4,412
Vista Group International, Ltd. (A)	7,682	8,005
		380,995
Norway - 0.9%
ABG Sundal Collier Holding ASA	24,237	16,214
AF Gruppen ASA	717	8,766
Akastor ASA	6,104	7,007
Aker Carbon Capture ASA (A)	4,495	5,995
AMSC ASA	1,661	4,397
ArcticZymes Technologies ASA (A)(B)	962	3,973
Atea ASA (A)	3,574	45,448
Austevoll Seafood ASA	4,868	35,500
Avance Gas Holding, Ltd. (D)	1,658	24,395
Axactor ASA (A)	14,729	7,362
B2 Impact ASA	23,929	17,287
Belships ASA	10,010	18,105
BLUENORD ASA (A)	912	44,680
Bonheur ASA	1,411	33,606
Borregaard ASA	2,318	39,104
Bouvet ASA	3,002	17,998
BW Offshore, Ltd.	4,568	10,063
Cloudberry Clean Energy ASA (A)	5,431	6,173
Crayon Group Holding ASA (A)(B)(D)	1,983	16,506
DNO ASA	18,710	18,503
Elmera Group ASA (D)	5,860	17,435
Europris ASA (D)	8,327	62,890
FLEX LNG, Ltd.	294	8,636
Grieg Seafood ASA (B)	2,264	15,227
Hexagon Composites ASA (A)	6,450	18,336
Hexagon Purus ASA (A)	2,213	2,420
IDEX Biometrics ASA (A)	19,564	1,062
Kid ASA (D)	1,128	12,972
Kitron ASA	9,158	30,141
LINK Mobility Group Holding ASA (A)	7,126	12,724
Medistim ASA	352	7,413
MPC Container Ships ASA	15,398	20,183
Multiconsult ASA (D)	554	6,755
Norske Skog ASA (D)	1,815	7,390
Norwegian Air Shuttle ASA (A)	11,101	11,692
Odfjell Drilling, Ltd.	4,970	19,240
Panoro Energy ASA	3,699	9,828
Pareto Bank ASA	1,457	7,725
PGS ASA (A)	22,374	18,806
PhotoCure ASA (A)	2,625	17,397
PoLight ASA (A)(D)	3,259	6,873
Protector Forsikring ASA	2,669	47,249
Scatec ASA (D)	4,993	40,340
Selvaag Bolig ASA (B)	1,842	5,994
Sparebank 1 Oestlandet	758	9,892
SpareBank 1 Sorost-Norge (B)	4,392	27,637
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Norway (continued)
Sparebanken More	1,230	$10,170
Ultimovacs ASA (A)(B)	584	7,036
Veidekke ASA	5,117	51,459
Volue ASA (A)	3,279	6,867
Wilh Wilhelmsen Holding ASA, Class A	862	30,945
XXL ASA (A)(D)	19,159	1,782
		935,598
Peru - 0.0%
Hochschild Mining PLC (A)	16,530	22,538
Poland - 0.0%
InPost SA (A)	2,875	39,806
Portugal - 0.4%
Altri SGPS SA	6,511	33,152
Banco Comercial Portugues SA (A)	308,962	93,840
Corticeira Amorim SGPS SA	2,100	21,222
CTT-Correios de Portugal SA	8,914	34,409
Greenvolt-Energias Renovaveis SA (A)(B)	2,423	21,915
Mota-Engil SGPS SA	5,636	24,677
NOS SGPS SA	10,693	37,789
REN - Redes Energeticas Nacionais SGPS SA	21,605	55,512
Sonae SGPS SA	34,734	34,705
The Navigator Company SA	12,847	50,397
		407,618
Singapore - 1.1%
AEM Holdings, Ltd.	9,100	23,811
Banyan Tree Holdings, Ltd. (A)	19,800	5,173
Best World International, Ltd. (A)	3,974	5,176
Boustead Singapore, Ltd.	10,000	6,513
Bukit Sembawang Estates, Ltd.	11,000	29,422
BW LPG, Ltd. (D)	4,059	60,386
Capitaland India Trust	50,467	43,570
China Aviation Oil Singapore Corp., Ltd.	14,400	9,543
ComfortDelGro Corp., Ltd.	90,100	95,495
COSCO Shipping International Singapore Company, Ltd. (A)	58,900	5,887
CSE Global, Ltd.	34,000	11,067
Delfi, Ltd.	21,900	18,578
Ezion Holdings, Ltd. (A)(C)	131,300	4,278
Far East Orchard, Ltd.	5,140	3,931
First Resources, Ltd.	19,300	20,898
Fraser and Neave, Ltd.	8,600	6,907
Gallant Venture, Ltd. (A)	71,000	6,990
Golden Agri-Resources, Ltd.	183,600	36,145
GuocoLand, Ltd.	10,400	11,659
Haw Par Corp., Ltd.	4,700	34,709
Ho Bee Land, Ltd.	11,400	15,281
Hong Fok Corp., Ltd.	20,100	13,854
Hong Leong Finance, Ltd.	12,900	24,434
Hyflux, Ltd. (A)	24,000	0
iFAST Corp., Ltd.	7,000	43,504
IGG, Inc. (A)	38,000	15,781
Indofood Agri Resources, Ltd.	25,000	5,681
Japfa, Ltd.	22,700	3,781
Kenon Holdings, Ltd.	413	9,983
Keppel Infrastructure Trust	165,049	62,515
Metro Holdings, Ltd.	31,600	12,443
Midas Holdings, Ltd. (A)(C)	86,000	10,635
Nanofilm Technologies International, Ltd.	6,500	4,496
NetLink NBN Trust	91,100	57,972
Oceanus Group, Ltd. (A)	1,035,500	7,091
OM Holdings, Ltd.	10,791	3,271
OUE, Ltd.	11,100	10,089
Oxley Holdings, Ltd. (A)	27,222	2,081

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Raffles Medical Group, Ltd.	35,758	$29,247
SATS, Ltd. (A)	22,207	46,220
SBS Transit, Ltd.	5,000	10,108
Sheng Siong Group, Ltd.	29,900	36,235
SIA Engineering Company, Ltd.	12,800	22,975
SIIC Environment Holdings, Ltd.	35,800	5,153
Sinarmas Land, Ltd.	94,200	12,940
Singapore Land Group, Ltd.	7,100	10,701
Singapore Post, Ltd.	66,100	23,783
Stamford Land Corp., Ltd.	69,044	20,409
StarHub, Ltd.	25,600	21,527
Straits Trading Company, Ltd.	1,416	1,941
Swiber Holdings, Ltd. (A)(C)	15,000	743
The Hour Glass, Ltd.	10,100	12,701
Thomson Medical Group, Ltd.	212,000	9,786
UMS Holdings, Ltd.	36,400	36,908
UOB-Kay Hian Holdings, Ltd.	16,691	16,941
Venture Corp., Ltd.	7,100	73,161
Wing Tai Holdings, Ltd.	21,205	20,720
Yeo Hiap Seng, Ltd.	1,129	514
		1,155,743
Spain - 2.2%
Acerinox SA	7,076	83,391
Aedas Homes SA (D)	426	8,591
Almirall SA	4,308	40,109
Amper SA (A)(B)	82,546	7,636
Amper SA, Rights Offering (A)	28,889	2,672
Applus Services SA	6,225	68,716
Atresmedia Corp. de Medios de Comunicacion SA	6,046	24,018
Banco de Sabadell SA	268,107	330,027
Bankinter SA	29,334	188,137
Caja de Ahorros del Mediterraneo (A)(C)	5,428	0
Cia de Distribucion Integral Logista Holdings SA	2,710	73,291
CIE Automotive SA	1,829	52,055
Construcciones y Auxiliar de Ferrocarriles SA	1,139	41,034
Distribuidora Internacional de Alimentacion SA (A)	1,566,729	20,406
Ebro Foods SA	2,006	34,365
eDreams ODIGEO SA (A)	4,905	41,519
Elecnor SA	2,026	43,780
Enagas SA (B)	9,373	158,116
Ence Energia y Celulosa SA	6,294	19,729
Ercros SA	5,006	14,609
Faes Farma SA	13,532	47,227
Fluidra SA	2,959	61,689
Gestamp Automocion SA (D)	7,287	28,208
Global Dominion Access SA (D)	5,439	20,215
Grenergy Renovables SA (A)	573	21,657
Grifols SA (A)	2,322	39,723
Grupo Catalana Occidente SA	1,834	62,698
Grupo Empresarial San Jose SA	2,194	8,392
Iberpapel Gestion SA	65	1,308
Indra Sistemas SA	6,513	100,875
Laboratorios Farmaceuticos Rovi SA	987	65,700
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	27,501	25,858
Mapfre SA (B)	36,878	79,252
Melia Hotels International SA (A)(B)	4,842	31,943
Neinor Homes SA (A)(D)	1,978	23,087
Obrascon Huarte Lain SA (A)	19,608	9,748
Pharma Mar SA	409	18,559
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Promotora de Informaciones SA, Class A (A)	11,711	$3,753
Prosegur Cash SA (D)	35,886	21,311
Prosegur Cia de Seguridad SA	10,114	19,649
Realia Business SA	17,710	20,628
Sacyr SA	17,840	61,692
Solaria Energia y Medio Ambiente SA (A)	2,636	54,244
Soltec Power Holdings SA (A)	2,101	7,993
Talgo SA (D)	4,940	23,957
Tecnicas Reunidas SA (A)	1,205	11,121
Tubacex SA	6,252	24,182
Unicaja Banco SA (D)	44,382	43,709
Vidrala SA	911	94,472
Viscofan SA	1,612	95,492
		2,380,543
Sweden - 2.6%
AcadeMedia AB (D)	3,665	18,807
AddLife AB, B Shares	2,462	26,756
AddNode Group AB	5,860	49,467
AFRY AB	3,857	53,486
Alimak Group AB (D)	4,282	34,944
Alleima AB	5,562	42,356
Alligo AB, Class B	2,270	27,965
Ambea AB (D)	5,569	29,050
Annehem Fastigheter AB, B Shares (A)	1,155	1,950
AQ Group AB	291	14,652
Arjo AB, B Shares	10,690	41,848
Attendo AB (A)(D)	5,286	18,908
Balco Group AB	665	3,034
Beijer Alma AB	2,393	45,122
Bergman & Beving AB	2,270	41,328
Betsson AB, Class B (A)	5,105	54,992
BHG Group AB (A)	2,406	3,368
Bilia AB, A Shares	2,411	32,215
BioInvent International AB (A)	2,250	4,239
Biotage AB	1,300	17,395
Bonava AB, B Shares (A)(B)	3,323	4,335
BTS Group AB, B Shares	346	10,147
Bufab AB	1,460	56,116
Bulten AB	717	5,696
Bure Equity AB	2,057	58,376
Byggmax Group AB (A)	5,363	20,207
Catella AB	2,217	7,123
Catena AB	1,429	66,910
Cellavision AB	999	21,022
Cibus Nordic Real Estate AB	1,681	22,305
Clas Ohlson AB, B Shares	3,185	49,962
Cloetta AB, B Shares	10,640	19,345
Coor Service Management Holding AB (D)	5,027	21,694
Corem Property Group AB, B Shares (B)	14,214	14,993
Corem Property Group AB, D Shares	408	7,377
CTT Systems AB	566	12,861
Dios Fastigheter AB	3,582	30,763
Dustin Group AB (A)(D)	19,916	19,329
Elanders AB, B Shares	1,468	13,984
Electrolux Professional AB, B Shares	9,620	52,471
Enea AB (A)	1,522	8,544
Fagerhult Group AB	4,609	30,194
Fastighets AB Trianon (A)	1,452	2,405
FastPartner AB, A Shares	2,697	16,760
Ferronordic AB	318	2,247
Fingerprint Cards AB, B Shares (A)(B)	21,915	3,743
G5 Entertainment AB	330	5,103
Granges AB	5,521	63,577
Green Landscaping Group AB (A)(D)	1,593	11,119

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Heba Fastighets AB, Class B	4,570	$16,027
Hemnet Group AB	2,274	54,568
HMS Networks AB	884	43,660
Hoist Finance AB (A)(D)	2,083	7,673
Humana AB (A)	2,641	7,374
Instalco AB (B)	7,730	31,356
Inwido AB	3,126	41,961
JM AB	2,484	43,757
Karnov Group AB (A)	3,501	19,284
K-fast Holding AB (A)	1,142	2,710
KNOW IT AB	1,459	22,668
Lagercrantz Group AB, B Shares	981	13,164
Lime Technologies AB	558	16,469
Lindab International AB	3,819	75,364
Loomis AB	568	15,121
MEKO AB	2,150	23,305
MIPS AB	347	12,561
Modern Times Group MTG AB, B Shares (A)	2,851	24,393
Momentum Group AB	2,270	29,374
Munters Group AB (D)	5,052	82,381
Mycronic AB	312	8,902
NCAB Group AB	4,318	31,323
NCC AB, B Shares	3,723	46,425
Nederman Holding AB	887	15,774
Net Insight AB, B Shares (A)	16,550	8,549
New Wave Group AB, B Shares	5,928	60,065
Nobia AB (A)	6,676	7,298
Nolato AB, B Shares	6,748	35,473
Nordic Paper Holding AB	2,488	11,034
Nordic Waterproofing Holding AB	2,002	32,642
Note AB (A)(B)	776	11,444
NP3 Fastigheter AB	1,683	38,836
Nyfosa AB	5,830	55,457
OEM International AB, B Shares	4,726	49,434
Orron Energy AB (A)	7,422	5,871
Peab AB, Class B	4,540	25,789
Platzer Fastigheter Holding AB, Series B	3,454	28,757
Pricer AB, B Shares (A)	11,102	8,595
Proact IT Group AB	1,428	13,312
Ratos AB, B Shares	8,255	29,573
RaySearch Laboratories AB (A)	2,452	21,966
Resurs Holding AB (D)	6,236	14,799
RVRC Holding AB	4,158	24,890
Scandi Standard AB	4,648	26,505
Scandic Hotels Group AB (A)(D)	5,932	27,309
Sdiptech AB, Class B (A)	738	19,794
Sensys Gatso Group AB (A)	293	2,109
SkiStar AB	2,041	24,245
Solid Forsakring AB	623	3,936
Stendorren Fastigheter AB (A)	1,288	23,360
Stillfront Group AB (A)	19,809	23,877
Storskogen Group AB, Class B	18,109	16,658
Systemair AB	5,178	40,431
Tethys Oil AB	2,334	10,061
Troax Group AB	1,308	32,160
Truecaller AB, Class B (A)	9,962	34,400
VBG Group AB, B Shares	630	15,183
Viaplay Group AB, B Shares (A)	1,054	542
Vitec Software Group AB, B Shares	1,147	66,699
Volati AB	786	8,659
XANO Industri AB, Class B	694	5,251
		2,771,147
Switzerland - 7.7%
Accelleron Industries AG	2,613	81,722
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Adecco Group AG	5,564	$273,268
Allreal Holding AG	643	114,980
ALSO Holding AG	324	96,805
Aluflexpack AG (A)	549	5,841
APG SGA SA	84	18,284
Arbonia AG	2,962	33,955
Aryzta AG (A)	57,916	106,965
Ascom Holding AG	1,310	12,816
Autoneum Holding AG (A)(B)	276	44,808
Avolta AG (A)	3,848	151,500
Baloise Holding AG	1,848	289,745
Banque Cantonale de Geneve, Bearer Shares	142	38,027
Banque Cantonale Vaudoise	779	100,467
Basilea Pharmaceutica AG (A)	468	19,649
Belimo Holding AG	521	287,569
Bell Food Group AG	138	41,683
Bellevue Group AG	467	13,603
Berner Kantonalbank AG	246	69,018
BKW AG	658	117,037
Bossard Holding AG, Class A	248	65,297
Bucher Industries AG	333	139,980
Burckhardt Compression Holding AG	163	98,326
Bystronic AG	74	41,968
Calida Holding AG	285	9,963
Carlo Gavazzi Holding AG	38	14,458
Cembra Money Bank AG	1,485	115,890
Cie Financiere Tradition SA, Bearer Shares	105	14,738
Clariant AG (A)	9,918	146,536
Coltene Holding AG (A)	198	16,856
Comet Holding AG	425	134,285
Daetwyler Holding AG, Bearer Shares	281	65,361
DKSH Holding AG	1,625	112,892
dormakaba Holding AG	178	96,143
EFG International AG (A)	4,687	60,219
Emmi AG	86	93,210
Energiedienst Holding AG	979	45,195
Feintool International Holding AG	426	9,182
Fenix Outdoor International AG	225	17,267
Flughafen Zurich AG	1,072	223,989
Forbo Holding AG	39	48,952
Fundamenta Real Estate AG (A)	1,563	31,243
Galenica AG (D)	2,404	207,956
GAM Holding AG (A)(C)	11,204	5,220
Georg Fischer AG	3,955	287,822
Gurit Holding AG, Bearer Shares (A)	220	21,347
Helvetia Holding AG	1,796	247,645
Hiag Immobilien Holding AG	325	30,847
HOCHDORF Holding AG (A)	16	295
Huber + Suhner AG	816	66,029
Hypothekarbank Lenzburg AG	3	14,625
Implenia AG	770	27,949
Ina Invest Holding AG (A)	199	4,121
Inficon Holding AG	68	97,657
Interroll Holding AG	30	95,334
Intershop Holding AG	54	39,516
Investis Holding SA	160	18,562
IWG PLC (A)	42,822	103,121
Jungfraubahn Holding AG	269	51,161
Kardex Holding AG	299	77,579
Komax Holding AG	228	54,409
Kongsberg Automotive ASA (A)	23,611	4,762
Kudelski SA, Bearer Shares (A)	2,497	3,597
Landis+Gyr Group AG (A)	1,306	118,076
LEM Holding SA	25	61,688

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Luzerner Kantonalbank AG	934	$79,941
Medacta Group SA (D)	308	46,066
medmix AG (D)	877	19,822
Metall Zug AG, B Shares	12	21,772
Mobilezone Holding AG	2,336	38,168
Mobimo Holding AG	387	120,010
Novavest Real Estate AG (A)	469	20,277
OC Oerlikon Corp. AG	8,368	37,826
Orascom Development Holding AG (A)	533	3,038
Orior AG	425	36,428
Peach Property Group AG (A)	212	2,892
Phoenix Mecano AG (A)	38	19,611
Plazza AG, Class A	68	24,272
PSP Swiss Property AG	2,283	319,184
Rieter Holding AG	251	26,929
Romande Energie Holding SA	850	55,622
Schweiter Technologies AG	58	35,814
Sensirion Holding AG (A)(D)	141	14,008
SFS Group AG	898	111,420
Siegfried Holding AG (A)	194	198,447
SKAN Group AG	181	17,376
Softwareone Holding AG (A)	4,165	81,308
St. Galler Kantonalbank AG	147	85,924
Stadler Rail AG	1,523	54,891
Sulzer AG	1,086	110,999
Swiss Prime Site AG	3,767	402,465
Swiss Steel Holding AG (A)	39,436	3,917
Swissquote Group Holding SA	465	113,408
Temenos AG	2,922	272,296
TX Group AG	201	28,860
u-blox Holding AG (A)	431	51,219
Valiant Holding AG	866	98,265
Vaudoise Assurances Holding SA	64	33,499
Vetropack Holding AG	822	38,189
Vontobel Holding AG	1,192	77,332
VZ Holding AG	550	64,265
V-ZUG Holding AG (A)	120	9,258
Walliser Kantonalbank	203	26,307
Warteck Invest AG	8	17,575
Ypsomed Holding AG	164	59,113
Zehnder Group AG	615	39,169
Zug Estates Holding AG, B Shares	16	30,565
Zuger Kantonalbank AG, Bearer Shares	9	80,889
		8,187,646
Taiwan - 0.0%
FIT Hon Teng, Ltd. (A)(D)	49,000	7,416
United Arab Emirates - 0.0%
Network International Holdings PLC (A)(D)	4,888	24,330
Shelf Drilling, Ltd. (A)(D)	10,196	29,043
		53,373
United Kingdom - 12.2%
4imprint Group PLC	1,523	88,587
A.G. Barr PLC	4,718	30,841
abrdn PLC	38,310	87,100
Accesso Technology Group PLC (A)	2,349	17,317
Advanced Medical Solutions Group PLC	6,389	16,903
AJ Bell PLC	11,487	45,830
Alfa Financial Software Holdings PLC (D)	4,048	7,222
Alliance Pharma PLC	24,062	12,444
Anglo-Eastern Plantations PLC	1,225	10,444
AO World PLC (A)	10,559	13,258
Ascential PLC (A)	20,806	77,701
Ashmore Group PLC	22,693	64,305
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Ashtead Technology Holdings PLC	2,347	$18,362
Aston Martin Lagonda Global Holdings PLC (A)(D)	4,390	12,572
Auction Technology Group PLC (A)	1,706	11,327
Avon Protection PLC	1,565	16,933
Babcock International Group PLC	40,327	202,746
Bakkavor Group PLC (D)	5,579	5,790
Balfour Beatty PLC	28,524	120,147
Bank of Georgia Group PLC	2,491	126,176
Beazley PLC	24,863	165,230
Begbies Traynor Group PLC	6,626	9,868
Bellway PLC	6,212	202,904
Bloomsbury Publishing PLC	4,265	25,536
Bodycote PLC	7,984	60,389
Boohoo Group PLC (A)(B)	3,748	1,960
BRAEMAR PLC	1,328	4,645
Breedon Group PLC	8,626	39,788
Britvic PLC	12,150	130,058
Brooks Macdonald Group PLC	427	10,614
Bytes Technology Group PLC	11,524	89,744
Capita PLC (A)	91,929	25,715
Capricorn Energy PLC	7,567	16,333
Card Factory PLC (A)	14,688	20,132
Carillion PLC (A)(C)	35,521	4,342
Carr's Group PLC	6,569	8,427
Central Asia Metals PLC	8,189	18,841
Chemring Group PLC	13,921	62,142
Chesnara PLC	7,709	25,597
City of London Investment Group PLC	2,068	8,359
Clarkson PLC	1,348	54,327
Close Brothers Group PLC	7,281	73,546
CMC Markets PLC (D)	7,009	9,375
Coats Group PLC	80,166	78,979
Cohort PLC	1,758	12,474
Computacenter PLC	3,991	141,833
Concentric AB	1,680	30,003
Costain Group PLC	4,797	3,878
Cranswick PLC	3,483	168,723
Crest Nicholson Holdings PLC	13,693	37,862
Currys PLC	46,489	29,902
CVS Group PLC	2,750	58,978
Darktrace PLC (A)	5,100	23,792
Debenhams PLC (A)(C)	76,182	0
Deliveroo PLC (A)(D)	30,267	49,230
DFS Furniture PLC	12,509	19,403
Dialight PLC (A)	105	197
Diploma PLC	4,036	184,331
Direct Line Insurance Group PLC (A)	32,903	76,197
DiscoverIE Group PLC	5,627	56,623
Domino's Pizza Group PLC	18,477	88,610
dotdigital Group PLC	12,814	16,148
Dr Martens PLC	12,054	13,579
Drax Group PLC	19,800	123,728
DS Smith PLC	51,703	202,318
Dunelm Group PLC	5,320	74,236
easyJet PLC (A)	4,377	28,395
ECORA RESOURCES PLC	12,147	15,565
EKF Diagnostics Holdings PLC	8,242	3,325
Elementis PLC (A)	32,864	53,428
Energean PLC	5,147	68,464
EnQuest PLC (A)	115,537	22,160
Esken, Ltd. (A)	25,251	386
Essentra PLC	14,966	32,333
FDM Group Holdings PLC	4,489	26,162
Fevertree Drinks PLC	791	10,576

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Firstgroup PLC	37,976	$84,712
Foresight Group Holdings, Ltd.	2,196	12,069
Forterra PLC (D)	10,957	24,682
Foxtons Group PLC	23,551	13,825
Frasers Group PLC (A)	9,750	113,064
Frontier Developments PLC (A)	1,107	1,851
Fuller Smith & Turner PLC, Class A	1,525	12,646
Funding Circle Holdings PLC (A)(D)	3,849	1,968
Future PLC	1,046	10,610
Galliford Try Holdings PLC	5,675	16,275
Games Workshop Group PLC	1,582	198,817
Gamma Communications PLC	3,729	53,332
GB Group PLC	2,949	10,293
Gem Diamonds, Ltd. (A)	12,666	2,142
Genel Energy PLC (B)	4,784	4,682
Genuit Group PLC	12,035	61,689
Gooch & Housego PLC	1,681	12,740
Grainger PLC	32,286	108,840
Greggs PLC	5,120	169,725
Gulf Keystone Petroleum, Ltd.	11,237	18,499
Halfords Group PLC	15,547	39,455
Harbour Energy PLC	25,115	98,676
Hargreaves Lansdown PLC	12,955	121,077
Harworth Group PLC	6,530	10,078
Hays PLC	77,290	107,562
Headlam Group PLC	6,602	18,184
Helical PLC	6,424	18,108
Helios Towers PLC (A)	21,114	23,978
Henry Boot PLC (B)	5,301	13,987
Hill & Smith PLC	4,214	102,362
Hilton Food Group PLC	3,867	39,446
Hollywood Bowl Group PLC	8,153	31,780
Howden Joinery Group PLC	16,247	168,201
Hunting PLC	8,331	31,347
Ibstock PLC (D)	19,043	36,729
IDOX PLC	10,437	9,165
IG Group Holdings PLC	10,589	103,206
IMI PLC	5,982	128,179
Impax Asset Management Group PLC	4,165	29,117
Inchcape PLC	19,351	176,193
Indivior PLC (A)	7,200	108,722
IntegraFin Holdings PLC	12,246	47,298
Intermediate Capital Group PLC	2,787	59,540
International Distributions Services PLC (A)	28,233	97,789
International Personal Finance PLC	12,526	19,040
iomart Group PLC	2,265	4,403
IP Group PLC	38,897	28,829
IQE PLC (A)	39,142	12,192
ITV PLC	154,019	123,950
J.D. Wetherspoon PLC (A)	4,332	44,756
James Fisher & Sons PLC (A)	2,814	11,044
James Halstead PLC	11,052	28,679
JET2 PLC	6,865	109,352
John Wood Group PLC (A)	34,072	74,480
Johnson Matthey PLC	6,489	140,344
Johnson Service Group PLC	24,380	44,087
Jupiter Fund Management PLC	22,824	27,152
Just Group PLC	56,562	61,803
Kainos Group PLC	4,099	58,428
Keller Group PLC	4,206	47,144
Kier Group PLC (A)	22,531	30,785
Kin & Carta PLC (A)	5,938	10,036
Kitwave Group PLC	3,226	10,489
Knights Group Holdings PLC	2,269	3,224
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Lancashire Holdings, Ltd.	14,953	$118,753
Learning Technologies Group PLC	21,193	21,901
Liontrust Asset Management PLC	3,242	26,030
Luceco PLC (D)	1,922	3,039
M&C Saatchi PLC	253	516
Macfarlane Group PLC	6,288	9,372
Man Group PLC	60,987	180,707
Marks & Spencer Group PLC	77,175	267,458
Marshalls PLC	3,831	13,623
Marston's PLC (A)	37,566	16,236
McBride PLC (A)	14,770	14,677
ME Group International PLC	18,684	29,734
Mears Group PLC	8,289	32,731
Metro Bank Holdings PLC (A)(B)	9,741	4,594
Midwich Group PLC	1,327	7,386
Mitchells & Butlers PLC (A)	16,776	55,084
Mitie Group PLC	86,555	109,577
MJ Gleeson PLC	2,770	17,116
Mobico Group PLC	21,097	22,727
Moneysupermarket.com Group PLC	27,587	98,302
Moonpig Group PLC (A)	11,812	23,586
Morgan Advanced Materials PLC	8,676	31,256
Morgan Sindall Group PLC	1,829	51,567
Mortgage Advice Bureau Holdings, Ltd.	1,276	13,332
MP Evans Group PLC	1,384	13,071
N. Brown Group PLC (A)	9,633	1,902
NCC Group PLC	17,294	28,389
Next 15 Group PLC	3,756	39,905
Ninety One PLC	19,976	46,615
NIOX Group PLC	9,034	7,717
Norcros PLC	6,666	16,284
Odfjell Technology, Ltd.	828	4,513
On the Beach Group PLC (A)(D)	5,451	12,131
OSB Group PLC	19,598	115,729
Oxford Instruments PLC	3,076	89,669
Pagegroup PLC	17,115	106,275
Pan African Resources PLC	85,815	18,398
Paragon Banking Group PLC	11,963	106,059
PayPoint PLC	4,705	31,152
Pendragon PLC (A)	102,667	42,237
Pennon Group PLC	11,961	114,701
Persimmon PLC	8,864	156,681
Petrofac, Ltd. (A)(B)	13,839	6,583
Pets at Home Group PLC	22,046	89,501
Pharos Energy PLC	16,636	4,512
Phoenix Spree Deutschland, Ltd. (A)	5,484	11,874
Polar Capital Holdings PLC	3,830	22,790
Porvair PLC	2,468	19,322
Premier Foods PLC	33,077	57,178
PZ Cussons PLC	13,141	25,614
QinetiQ Group PLC	25,053	98,629
Quilter PLC (D)	54,284	70,992
Rank Group PLC (A)	7,303	6,954
Rathbones Group PLC	3,057	67,845
Reach PLC	25,143	23,972
Redde Northgate PLC	14,424	66,908
Redrow PLC	15,193	119,000
Renew Holdings PLC	4,150	45,511
Renewi PLC (A)	5,276	42,952
Ricardo PLC	2,982	18,619
RM PLC (A)	8,752	7,282
Robert Walters PLC	4,693	26,578
Rotork PLC	43,493	178,996
RS GROUP PLC	14,553	151,908
RWS Holdings PLC	1,824	5,848

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
S&U PLC	513	$14,293
Sabre Insurance Group PLC (D)	10,582	20,383
Saga PLC (A)	4,637	8,621
Savannah Energy PLC (A)(B)(C)	53,744	17,982
Savills PLC	5,951	73,435
Senior PLC	21,835	49,319
Serco Group PLC	46,758	96,342
Serica Energy PLC	10,784	31,516
Severfield PLC	11,941	9,687
SIG PLC (A)	64,105	27,187
Smart Metering Systems PLC	5,194	62,221
Softcat PLC	6,218	107,776
Spectris PLC	502	24,147
Speedy Hire PLC	24,369	10,185
Spire Healthcare Group PLC (D)	13,646	39,352
Spirent Communications PLC	33,589	52,666
SSP Group PLC (A)	32,793	98,076
SThree PLC	8,144	43,170
Studio Retail Group PLC (A)(C)	8,139	11,931
STV Group PLC	2,712	6,790
Superdry PLC (A)	3,110	1,352
Synthomer PLC (A)	6,230	15,030
Tate & Lyle PLC	17,496	146,769
Tatton Asset Management PLC	1,955	13,270
Taylor Wimpey PLC	38,545	72,153
Team Internet Group PLC	10,289	16,392
Telecom Plus PLC	3,652	74,969
The Gym Group PLC (A)(D)	5,959	8,049
The Vitec Group PLC	3,978	17,645
THG PLC (A)	6,472	7,013
TI Fluid Systems PLC (D)	15,076	29,510
Topps Tiles PLC	15,591	9,924
TORM PLC, Class A	1,596	48,307
TP ICAP Group PLC	45,423	112,927
Trainline PLC (A)(D)	13,090	53,711
Travis Perkins PLC	9,597	101,143
Trifast PLC	7,237	8,152
TT Electronics PLC	14,769	29,398
Tullow Oil PLC (A)	72,437	35,870
Tyman PLC	9,005	36,066
Vanquis Banking Group PLC	13,396	22,059
Vertu Motors PLC	13,548	12,242
Vesuvius PLC	12,719	77,994
Victrex PLC	3,473	67,381
Virgin Money UK PLC	57,990	121,160
Vistry Group PLC	14,429	168,624
Volex PLC	6,267	25,483
Volution Group PLC	9,834	54,269
Vp PLC	637	5,177
Watches of Switzerland Group PLC (A)(D)	10,654	96,069
Watkin Jones PLC	10,502	7,794
WH Smith PLC	5,221	88,658
Wickes Group PLC	13,094	23,654
Wilmington PLC	8,076	34,166
Wincanton PLC	8,498	33,714
Xaar PLC (A)	5,629	8,326
Young & Co's Brewery PLC	1,750	18,203
Young & Co's Brewery PLC, Class A (B)	1,224	17,011
Zotefoams PLC	1,549	6,613
		13,069,978
United States - 0.7%
Argonaut Gold, Inc. (A)	16,734	5,936
Atlantic Sapphire ASA (A)	1,608	255
Burford Capital, Ltd.	8,414	129,703
Diversified Energy Company PLC	1,929	27,343
International Small Company Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United States (continued)
Energy Fuels, Inc. (A)	730	$5,234
Frontage Holdings Corp. (A)(D)	14,000	4,170
Perpetua Resources Corp. (A)	3,000	9,486
Primo Water Corp.	1,600	24,080
Primo Water Corp. (Toronto Stock Exchange)	6,607	99,525
PureTech Health PLC (A)	16,139	39,689
REC Silicon ASA (A)(B)	16,036	22,072
Reliance Worldwide Corp., Ltd.	36,825	111,246
Samsonite International SA (A)(D)	41,100	135,598
SSR Mining, Inc.	8,907	95,587
Viemed Healthcare, Inc. (A)	2,600	20,410
		730,334
TOTAL COMMON STOCKS (Cost $113,465,126)		$105,244,881
PREFERRED SECURITIES - 0.4%
Germany - 0.4%
Draegerwerk AG & Company KGaA	565	32,365
Einhell Germany AG	73	13,302
FUCHS SE	3,739	166,348
Jungheinrich AG	2,336	85,530
Sixt SE	838	62,106
STO SE & Company KGaA	163	25,145
Villeroy & Boch AG	625	12,345
		397,141
TOTAL PREFERRED SECURITIES (Cost $344,347)		$397,141
RIGHTS - 0.0%
Intercell AG (A)(C)(E)	3,233	0
Sigma Healthcare, Ltd. (Expiration Date: 1-22-24; Strike Price: AUD 0.70) (A)	46,975	9,763
TOTAL RIGHTS (Cost $0)		$9,763
WARRANTS - 0.0%
Webuild SpA (Expiration Date: 8-2-30) (A)(E)	1,316	912
TOTAL WARRANTS (Cost $0)		$912
SHORT-TERM INVESTMENTS - 4.0%
Short-term funds - 4.0%
John Hancock Collateral Trust, 5.3645% (F)(G)	425,702	4,257,109
TOTAL SHORT-TERM INVESTMENTS (Cost $4,256,855)		$4,257,109
Total Investments (International Small Company Trust) (Cost $118,066,328) - 102.8%		$109,909,806
Other assets and liabilities, net - (2.8%)		(3,024,538)
TOTAL NET ASSETS - 100.0%		$106,885,268
Currency Abbreviations
AUD	Australian Dollar
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-23.

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

International Small Company Trust (continued)
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	7	Long	Mar 2024	$773,863	$788,340	$14,477
						$14,477

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Lifestyle Balanced Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.2%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	28,391,724	$485,214,555
Fixed income - 49.8%
Select Bond, Series NAV, JHVIT (MIM US) (B)	40,931,273	480,533,143
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,041,918,566)		$965,747,698
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	1	15
TOTAL SHORT-TERM INVESTMENTS (Cost $15)		$15
Total Investments (Lifestyle Balanced Portfolio) (Cost $1,041,918,581) - 100.0%		$965,747,713
Other assets and liabilities, net - (0.0%)		(182)
TOTAL NET ASSETS - 100.0%		$965,747,531
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Conservative Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	1,942,690	$33,200,575
Fixed income - 80.0%
Select Bond, Series NAV, JHVIT (MIM US) (B)	11,285,964	132,497,215
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $188,470,297)		$165,697,790
Lifestyle Conservative Portfolio (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	8,168	$81,686
TOTAL SHORT-TERM INVESTMENTS (Cost $81,666)		$81,686
Total Investments (Lifestyle Conservative Portfolio) (Cost $188,551,963) - 100.0%		$165,779,476
Other assets and liabilities, net - (0.0%)		(10,221)
TOTAL NET ASSETS - 100.0%		$165,769,255
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Growth Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.7%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	213,181,216	$3,642,845,732
Fixed income - 29.3%
Select Bond, Series NAV, JHVIT (MIM US) (B)	128,572,138	1,509,436,905
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $5,419,629,352)		$5,152,282,637
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	8	77
TOTAL SHORT-TERM INVESTMENTS (Cost $77)		$77
Total Investments (Lifestyle Growth Portfolio) (Cost $5,419,629,429) - 100.0%		$5,152,282,714
Other assets and liabilities, net - 0.0%		71,094
TOTAL NET ASSETS - 100.0%		$5,152,353,808
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Lifestyle Growth Portfolio (continued)
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Lifestyle Moderate Portfolio
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.1%
Strategic Equity Allocation, Series NAV, JHVIT (MIM US) (B)	6,768,636	$115,675,995
Fixed income - 59.9%
Select Bond, Series NAV, JHVIT (MIM US) (B)	14,720,625	172,820,144
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $319,203,126)		$288,496,139
SHORT-TERM INVESTMENTS - 0.0%
Short-term funds - 0.0%
John Hancock Collateral Trust, 5.3645% (C)(D)	5,775	57,755
TOTAL SHORT-TERM INVESTMENTS (Cost $57,747)		$57,755
Total Investments (Lifestyle Moderate Portfolio) (Cost $319,260,873) - 100.0%		$288,553,894
Other assets and liabilities, net - (0.0%)		(8,883)
TOTAL NET ASSETS - 100.0%		$288,545,011
Security Abbreviations and Legend
JHVIT	John Hancock Variable Insurance Trust
MIM US	Manulife Investment Management (US) LLC
(A)	The underlying portfolios' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
Mid Cap Growth Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 94.9%
Communication services – 9.6%
Entertainment – 6.8%
Liberty Media Corp.-Liberty Formula One, Series C (A)	121,294	$7,657,290
Live Nation Entertainment, Inc. (A)	125,093	11,708,705
Roku, Inc. (A)	57,765	5,294,740
Spotify Technology SA (A)	88,613	16,651,269
		41,312,004
Interactive media and services – 2.8%
Pinterest, Inc., Class A (A)	446,627	16,543,064
		57,855,068
Consumer discretionary – 13.9%
Automobile components – 2.2%
Mobileye Global, Inc., Class A (A)(B)	308,100	13,346,892
Broadline retail – 1.1%
Global-e Online, Ltd. (A)	175,229	6,944,325
Diversified consumer services – 0.6%
Duolingo, Inc. (A)	16,690	3,786,127
Hotels, restaurants and leisure – 3.6%
DraftKings, Inc., Class A (A)	378,615	13,346,179
Las Vegas Sands Corp.	171,663	8,447,536
		21,793,715
Specialty retail – 3.7%
O'Reilly Automotive, Inc. (A)	5,403	5,133,282
Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Ross Stores, Inc.	122,999	$17,021,832
		22,155,114
Textiles, apparel and luxury goods – 2.7%
Deckers Outdoor Corp. (A)	13,103	8,758,438
On Holding AG, Class A (A)	270,249	7,288,616
		16,047,054
		84,073,227
Consumer staples – 3.8%
Beverages – 1.3%
Celsius Holdings, Inc. (A)	140,707	7,671,346
Personal care products – 2.5%
e.l.f. Beauty, Inc. (A)	104,552	15,091,036
		22,762,382
Energy – 4.0%
Oil, gas and consumable fuels – 4.0%
Cheniere Energy, Inc.	70,246	11,991,695
Diamondback Energy, Inc.	27,139	4,208,716
Targa Resources Corp.	90,987	7,904,041
		24,104,452
Financials – 7.5%
Capital markets – 4.6%
Ares Management Corp., Class A	103,321	12,286,933
Tradeweb Markets, Inc., Class A	167,387	15,212,131
		27,499,064
Financial services – 2.9%
Block, Inc. (A)	227,982	17,634,408
		45,133,472
Health care – 21.8%
Biotechnology – 3.5%
Exact Sciences Corp. (A)	225,316	16,668,878
United Therapeutics Corp. (A)	20,689	4,549,304
		21,218,182
Health care equipment and supplies – 11.7%
Align Technology, Inc. (A)	57,994	15,890,355
DexCom, Inc. (A)	156,427	19,411,026
Inspire Medical Systems, Inc. (A)	53,438	10,870,892
Insulet Corp. (A)	62,964	13,661,929
Shockwave Medical, Inc. (A)	55,095	10,498,903
		70,333,105
Health care providers and services – 0.9%
agilon health, Inc. (A)	444,580	5,579,479
Health care technology – 2.2%
Veeva Systems, Inc., Class A (A)	69,294	13,340,481
Life sciences tools and services – 3.5%
Agilent Technologies, Inc.	90,347	12,560,943
Medpace Holdings, Inc. (A)	28,419	8,711,276
		21,272,219
		131,743,466

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials – 11.0%
Aerospace and defense – 2.7%
Axon Enterprise, Inc. (A)	63,080	$16,295,456
Building products – 1.3%
Builders FirstSource, Inc. (A)	47,364	7,906,946
Commercial services and supplies – 2.3%
Copart, Inc. (A)	277,864	13,615,336
Construction and engineering – 1.9%
Fluor Corp. (A)	299,436	11,728,908
Machinery – 1.3%
The Toro Company	84,683	8,128,721
Professional services – 1.5%
EXL Service Holdings, Inc. (A)	285,968	8,822,113
		66,497,480
Information technology – 19.8%
Electronic equipment, instruments and components – 3.0%
Flex, Ltd. (A)	595,788	18,147,701
IT services – 5.7%
Gartner, Inc. (A)	28,050	12,653,636
MongoDB, Inc. (A)	26,209	10,715,550
Snowflake, Inc., Class A (A)	55,918	11,127,682
		34,496,868
Semiconductors and semiconductor equipment – 5.1%
ARM Holdings PLC, ADR (A)(B)	201,036	15,106,850
MKS Instruments, Inc.	60,518	6,225,487
Universal Display Corp.	52,134	9,971,149
		31,303,486
Software – 6.0%
Crowdstrike Holdings, Inc., Class A (A)	40,508	10,342,503
HubSpot, Inc. (A)	8,786	5,100,624
Informatica, Inc., Class A (A)	181,015	5,139,016
Workday, Inc., Class A (A)	35,063	9,679,492
Zscaler, Inc. (A)	26,662	5,907,233
		36,168,868
		120,116,923
Materials – 1.2%
Construction materials – 1.2%
Vulcan Materials Company	32,932	7,475,893
Real estate – 1.4%
Real estate management and development – 1.4%
CoStar Group, Inc. (A)	100,817	8,810,398
Utilities – 0.9%
Gas utilities – 0.5%
Atmos Energy Corp.	25,017	2,899,470
Multi-utilities – 0.4%
CenterPoint Energy, Inc.	101,395	2,896,855
		5,796,325
TOTAL COMMON STOCKS (Cost $518,363,011)		$574,369,086
PREFERRED SECURITIES – 0.7%
Information technology – 0.7%
Software – 0.7%
Essence Group Holdings Corp. (A)(C)(D)	1,663,188	2,245,304
Lookout, Inc., Series F (A)(C)(D)	211,003	1,964,438
		4,209,742
TOTAL PREFERRED SECURITIES (Cost $5,070,285)		$4,209,742
EXCHANGE-TRADED FUNDS – 2.5%
iShares Russell Mid-Cap Growth ETF (B)	141,929	14,825,903
TOTAL EXCHANGE-TRADED FUNDS (Cost $14,414,012)		$14,825,903
Mid Cap Growth Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 6.1%
Short-term funds – 4.4%
John Hancock Collateral Trust, 5.3645% (E)(F)	2,651,060	$26,511,135
Repurchase agreement – 1.7%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-29-23 at 5.330% to be repurchased at $10,406,159 on 1-2-24, collateralized by $12,444,678 Government National Mortgage Association, 2.000% due 12-20-50 (valued at $10,608,000)	$10,400,000	10,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $36,911,849)		$36,911,135
Total Investments (Mid Cap Growth Trust) (Cost $574,759,157) – 104.2%		$630,315,866
Other assets and liabilities, net – (4.2%)		(25,164,349)
TOTAL NET ASSETS – 100.0%		$605,151,517
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	Restricted security as to resale. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.7%
Communication services – 1.7%
Diversified telecommunication services – 0.4%
Frontier Communications Parent, Inc. (A)	103,030	$2,610,780
Iridium Communications, Inc.	57,691	2,374,562
		4,985,342
Entertainment – 0.2%
TKO Group Holdings, Inc.	27,948	2,279,998
Interactive media and services – 0.4%
Ziff Davis, Inc. (A)	21,420	1,439,210
ZoomInfo Technologies, Inc. (A)	137,989	2,551,417
		3,990,627
Media – 0.7%
Cable One, Inc.	2,119	1,179,414
Nexstar Media Group, Inc.	15,015	2,353,601
TEGNA, Inc.	91,750	1,403,775
The New York Times Company, Class A	76,219	3,733,969
		8,670,759
		19,926,726
Consumer discretionary – 15.3%
Automobile components – 1.5%
Adient PLC (A)	43,627	1,586,278
Autoliv, Inc.	34,885	3,843,978
Fox Factory Holding Corp. (A)	19,742	1,332,190
Gentex Corp.	108,652	3,548,574
Lear Corp.	27,138	3,832,157

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobile components (continued)
The Goodyear Tire & Rubber Company (A)	132,080	$1,891,386
Visteon Corp. (A)	12,955	1,618,080
		17,652,643
Automobiles – 0.4%
Harley-Davidson, Inc.	59,035	2,174,849
Thor Industries, Inc.	24,818	2,934,729
		5,109,578
Broadline retail – 0.5%
Macy's, Inc.	127,462	2,564,535
Nordstrom, Inc. (B)	45,187	833,700
Ollie's Bargain Outlet Holdings, Inc. (A)	28,742	2,181,230
		5,579,465
Diversified consumer services – 0.9%
Graham Holdings Company, Class B	1,668	1,161,795
Grand Canyon Education, Inc. (A)	13,768	1,817,927
H&R Block, Inc.	67,045	3,242,967
Service Corp. International	68,821	4,710,797
		10,933,486
Hotels, restaurants and leisure – 3.4%
Aramark	121,600	3,416,960
Boyd Gaming Corp.	32,366	2,026,435
Choice Hotels International, Inc. (B)	11,598	1,314,053
Churchill Downs, Inc.	31,620	4,266,487
Hilton Grand Vacations, Inc. (A)	33,198	1,333,896
Hyatt Hotels Corp., Class A	20,599	2,686,316
Light & Wonder, Inc. (A)	41,945	3,444,104
Marriott Vacations Worldwide Corp.	15,386	1,306,118
Penn Entertainment, Inc. (A)	70,691	1,839,380
Planet Fitness, Inc., Class A (A)	39,798	2,905,254
Texas Roadhouse, Inc.	31,108	3,802,331
The Wendy's Company	77,823	1,515,992
Travel + Leisure Company	33,734	1,318,662
Vail Resorts, Inc.	17,743	3,787,598
Wingstop, Inc.	13,702	3,515,659
Wyndham Hotels & Resorts, Inc.	38,645	3,107,444
		41,586,689
Household durables – 1.9%
Helen of Troy, Ltd. (A)	11,060	1,336,159
KB Home	35,663	2,227,511
Leggett & Platt, Inc.	62,101	1,625,183
Taylor Morrison Home Corp. (A)	50,051	2,670,221
Tempur Sealy International, Inc.	80,247	4,090,190
Toll Brothers, Inc.	50,065	5,146,181
TopBuild Corp. (A)	14,801	5,539,422
		22,634,867
Leisure products – 0.9%
Brunswick Corp.	32,054	3,101,225
Mattel, Inc. (A)	164,540	3,106,515
Polaris, Inc.	24,727	2,343,378
YETI Holdings, Inc. (A)	40,457	2,094,863
		10,645,981
Specialty retail – 3.8%
AutoNation, Inc. (A)	12,082	1,814,475
Burlington Stores, Inc. (A)	30,224	5,877,964
Dick's Sporting Goods, Inc.	28,626	4,206,591
Five Below, Inc. (A)	25,939	5,529,157
Floor & Decor Holdings, Inc., Class A (A)	49,642	5,538,062
GameStop Corp., Class A (A)(B)	125,123	2,193,406
Lithia Motors, Inc.	12,819	4,221,040
Murphy USA, Inc.	9,019	3,215,815
Penske Automotive Group, Inc.	9,080	1,457,431
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
RH (A)	7,200	$2,098,656
The Gap, Inc.	99,931	2,089,557
Valvoline, Inc. (A)	64,591	2,427,330
Williams-Sonoma, Inc.	29,879	6,028,985
		46,698,469
Textiles, apparel and luxury goods – 2.0%
Capri Holdings, Ltd. (A)	54,137	2,719,843
Carter's, Inc.	17,153	1,284,588
Columbia Sportswear Company	16,066	1,277,890
Crocs, Inc. (A)	28,213	2,635,376
Deckers Outdoor Corp. (A)	11,986	8,011,802
PVH Corp.	28,147	3,437,312
Skechers USA, Inc., Class A (A)	62,231	3,879,481
Under Armour, Inc., Class A (A)	87,938	772,975
Under Armour, Inc., Class C (A)	90,100	752,335
		24,771,602
		185,612,780
Consumer staples – 4.0%
Beverages – 0.6%
Celsius Holdings, Inc. (A)	69,067	3,765,533
Coca-Cola Consolidated, Inc.	2,183	2,026,697
The Boston Beer Company, Inc., Class A (A)	4,384	1,515,067
		7,307,297
Consumer staples distribution and retail – 1.8%
BJ's Wholesale Club Holdings, Inc. (A)	62,294	4,152,518
Casey's General Stores, Inc.	17,359	4,769,212
Grocery Outlet Holding Corp. (A)	46,241	1,246,657
Performance Food Group Company (A)	72,481	5,012,061
Sprouts Farmers Market, Inc. (A)	47,308	2,275,988
U.S. Foods Holding Corp. (A)	105,359	4,784,352
		22,240,788
Food products – 1.1%
Darling Ingredients, Inc. (A)	74,312	3,703,710
Flowers Foods, Inc.	89,491	2,014,442
Ingredion, Inc.	30,367	3,295,731
Lancaster Colony Corp.	9,485	1,578,209
Pilgrim's Pride Corp. (A)	18,751	518,653
Post Holdings, Inc. (A)	23,669	2,084,292
		13,195,037
Personal care products – 0.5%
BellRing Brands, Inc. (A)	61,229	3,393,923
Coty, Inc., Class A (A)	174,447	2,166,632
		5,560,555
		48,303,677
Energy – 4.9%
Energy equipment and services – 1.0%
ChampionX Corp.	90,740	2,650,515
NOV, Inc.	183,496	3,721,299
Valaris, Ltd. (A)	29,201	2,002,313
Weatherford International PLC (A)	33,594	3,286,501
		11,660,628
Oil, gas and consumable fuels – 3.9%
Antero Midstream Corp.	158,654	1,987,935
Antero Resources Corp. (A)	131,597	2,984,620
Chesapeake Energy Corp.	51,897	3,992,955
Chord Energy Corp.	19,228	3,196,270
Civitas Resources, Inc.	39,750	2,718,105
CNX Resources Corp. (A)	73,996	1,479,920
DT Midstream, Inc.	45,138	2,473,562
Equitrans Midstream Corp.	201,818	2,054,507

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
HF Sinclair Corp.	72,925	$4,052,442
Matador Resources Company	51,610	2,934,545
Murphy Oil Corp.	68,357	2,916,110
Ovintiv, Inc.	118,222	5,192,310
PBF Energy, Inc., Class A	50,661	2,227,058
Permian Resources Corp.	175,462	2,386,283
Range Resources Corp.	112,403	3,421,547
Southwestern Energy Company (A)	513,076	3,360,648
		47,378,817
		59,039,445
Financials – 15.6%
Banks – 5.5%
Associated Banc-Corp.	69,226	1,480,744
Bank OZK	49,011	2,442,218
Cadence Bank	85,088	2,517,754
Columbia Banking System, Inc.	97,157	2,592,149
Commerce Bancshares, Inc.	55,318	2,954,534
Cullen/Frost Bankers, Inc.	29,834	3,236,691
East West Bancorp, Inc.	65,647	4,723,302
First Financial Bankshares, Inc.	59,828	1,812,788
First Horizon Corp.	260,282	3,685,593
FNB Corp.	167,148	2,301,628
Glacier Bancorp, Inc.	51,649	2,134,137
Hancock Whitney Corp.	40,130	1,949,917
Home BancShares, Inc.	87,408	2,214,045
International Bancshares Corp.	24,860	1,350,395
New York Community Bancorp, Inc.	336,543	3,442,835
Old National Bancorp	136,307	2,302,225
Pinnacle Financial Partners, Inc.	35,762	3,119,162
Prosperity Bancshares, Inc.	43,654	2,956,685
SouthState Corp.	35,432	2,992,232
Synovus Financial Corp.	68,121	2,564,756
Texas Capital Bancshares, Inc. (A)	22,368	1,445,644
UMB Financial Corp.	20,346	1,699,908
United Bankshares, Inc.	62,853	2,360,130
Valley National Bancorp	198,648	2,157,317
Webster Financial Corp.	80,136	4,067,703
Wintrust Financial Corp.	28,524	2,645,601
		67,150,093
Capital markets – 2.7%
Affiliated Managers Group, Inc.	15,749	2,384,714
Evercore, Inc., Class A	16,145	2,761,602
Federated Hermes, Inc.	40,174	1,360,292
Houlihan Lokey, Inc.	24,043	2,882,996
Interactive Brokers Group, Inc., Class A	49,849	4,132,482
Janus Henderson Group PLC	61,732	1,861,220
Jefferies Financial Group, Inc.	78,416	3,168,791
Morningstar, Inc.	12,133	3,472,950
SEI Investments Company	46,584	2,960,413
Stifel Financial Corp.	47,511	3,285,386
The Carlyle Group, Inc.	100,838	4,103,098
		32,373,944
Consumer finance – 0.7%
Ally Financial, Inc.	126,452	4,415,704
FirstCash Holdings, Inc.	17,230	1,867,560
SLM Corp.	105,399	2,015,229
		8,298,493
Financial services – 1.8%
Equitable Holdings, Inc.	148,211	4,935,426
Essent Group, Ltd.	49,730	2,622,760
Euronet Worldwide, Inc. (A)	20,409	2,071,309
MGIC Investment Corp.	129,174	2,491,766
The Western Union Company	169,722	2,023,086
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
Voya Financial, Inc.	48,662	$3,550,380
WEX, Inc. (A)	19,907	3,872,907
		21,567,634
Insurance – 4.3%
American Financial Group, Inc.	30,439	3,618,893
Brighthouse Financial, Inc. (A)	29,907	1,582,678
CNO Financial Group, Inc.	52,251	1,457,803
Erie Indemnity Company, Class A	11,618	3,891,101
Fidelity National Financial, Inc.	120,436	6,144,645
First American Financial Corp.	48,063	3,097,180
Kemper Corp.	28,061	1,365,729
Kinsale Capital Group, Inc.	10,255	3,434,502
Old Republic International Corp.	121,461	3,570,953
Primerica, Inc.	16,319	3,357,797
Reinsurance Group of America, Inc.	30,700	4,966,646
RenaissanceRe Holdings, Ltd.	24,453	4,792,788
RLI Corp.	18,703	2,489,743
Selective Insurance Group, Inc.	28,223	2,807,624
The Hanover Insurance Group, Inc.	16,658	2,022,614
Unum Group	85,403	3,861,924
		52,462,620
Mortgage real estate investment trusts – 0.6%
Annaly Capital Management, Inc.	232,947	4,512,183
Starwood Property Trust, Inc.	138,609	2,913,561
		7,425,744
		189,278,528
Health care – 7.5%
Biotechnology – 1.5%
Arrowhead Pharmaceuticals, Inc. (A)	49,932	1,527,919
Exelixis, Inc. (A)	144,855	3,475,071
Halozyme Therapeutics, Inc. (A)	61,533	2,274,260
Neurocrine Biosciences, Inc. (A)	45,767	6,030,260
United Therapeutics Corp. (A)	21,862	4,807,235
		18,114,745
Health care equipment and supplies – 2.3%
Enovis Corp. (A)	23,142	1,296,415
Envista Holdings Corp. (A)	79,841	1,920,974
Globus Medical, Inc., Class A (A)	53,737	2,863,645
Haemonetics Corp. (A)	23,636	2,021,114
Inari Medical, Inc. (A)	23,840	1,547,693
Integra LifeSciences Holdings Corp. (A)	31,681	1,379,708
Lantheus Holdings, Inc. (A)	31,903	1,977,986
LivaNova PLC (A)	25,099	1,298,622
Masimo Corp. (A)	20,676	2,423,434
Neogen Corp. (A)	91,692	1,843,926
Penumbra, Inc. (A)	17,978	4,522,186
QuidelOrtho Corp. (A)	23,033	1,697,532
Shockwave Medical, Inc. (A)	17,187	3,275,155
		28,068,390
Health care providers and services – 2.0%
Acadia Healthcare Company, Inc. (A)	42,955	3,340,181
Amedisys, Inc. (A)	15,201	1,445,007
Chemed Corp.	7,016	4,102,606
Encompass Health Corp.	46,689	3,115,090
HealthEquity, Inc. (A)	39,887	2,644,508
Option Care Health, Inc. (A)	82,510	2,779,762
Patterson Companies, Inc.	39,639	1,127,730
Progyny, Inc. (A)	38,838	1,443,997
R1 RCM, Inc. (A)	91,723	969,512

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Tenet Healthcare Corp. (A)	47,304	$3,574,763
		24,543,156
Health care technology – 0.1%
Doximity, Inc., Class A (A)	55,040	1,543,322
Life sciences tools and services – 1.1%
Azenta, Inc. (A)	28,020	1,825,223
Bruker Corp.	43,197	3,174,116
Medpace Holdings, Inc. (A)	10,862	3,329,529
Repligen Corp. (A)	24,187	4,348,823
Sotera Health Company (A)	46,076	776,381
		13,454,072
Pharmaceuticals – 0.5%
Jazz Pharmaceuticals PLC (A)	29,326	3,607,098
Perrigo Company PLC	63,120	2,031,202
		5,638,300
		91,361,985
Industrials – 20.5%
Aerospace and defense – 1.2%
BWX Technologies, Inc.	42,606	3,269,158
Curtiss-Wright Corp.	17,813	3,968,558
Hexcel Corp.	39,180	2,889,525
Woodward, Inc.	28,143	3,831,107
		13,958,348
Air freight and logistics – 0.3%
GXO Logistics, Inc. (A)	55,411	3,388,937
Building products – 3.4%
Advanced Drainage Systems, Inc.	31,936	4,491,479
Carlisle Companies, Inc.	22,677	7,084,975
Fortune Brands Innovations, Inc.	58,736	4,472,159
Lennox International, Inc.	14,899	6,667,600
Owens Corning	41,399	6,136,574
Simpson Manufacturing Company, Inc.	19,878	3,935,446
Trex Company, Inc. (A)	50,585	4,187,932
UFP Industries, Inc.	28,793	3,614,961
		40,591,126
Commercial services and supplies – 1.2%
Clean Harbors, Inc. (A)	23,458	4,093,656
MSA Safety, Inc.	17,213	2,906,071
Stericycle, Inc. (A)	43,098	2,135,937
Tetra Tech, Inc.	24,803	4,140,365
The Brink's Company	20,985	1,845,631
		15,121,660
Construction and engineering – 1.9%
AECOM	64,621	5,972,919
Comfort Systems USA, Inc.	16,636	3,421,526
EMCOR Group, Inc.	21,914	4,720,933
Fluor Corp. (A)	79,363	3,108,649
MasTec, Inc. (A)	28,156	2,131,972
MDU Resources Group, Inc.	94,857	1,878,169
Valmont Industries, Inc.	9,731	2,272,286
		23,506,454
Electrical equipment – 1.5%
Acuity Brands, Inc.	14,416	2,952,829
EnerSys	18,818	1,899,865
nVent Electric PLC	77,284	4,566,712
Regal Rexnord Corp.	30,906	4,574,706
Sensata Technologies Holding PLC	70,503	2,648,798
Sunrun, Inc. (A)	101,166	1,985,889
		18,628,799
Ground transportation – 1.9%
Avis Budget Group, Inc. (B)	8,605	1,525,322
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ground transportation (continued)
Hertz Global Holdings, Inc. (A)	61,655	$640,595
Knight-Swift Transportation Holdings, Inc.	75,133	4,331,417
Landstar System, Inc.	16,744	3,242,476
Ryder System, Inc.	20,646	2,375,529
Saia, Inc. (A)	12,366	5,419,029
Werner Enterprises, Inc.	29,530	1,251,186
XPO, Inc. (A)	54,022	4,731,787
		23,517,341
Machinery – 4.7%
AGCO Corp.	28,950	3,514,820
Chart Industries, Inc. (A)	19,559	2,666,478
Crane Company	22,754	2,688,158
Donaldson Company, Inc.	56,217	3,673,781
Esab Corp.	26,390	2,285,902
Flowserve Corp.	61,119	2,519,325
Graco, Inc.	78,624	6,821,418
ITT, Inc.	38,243	4,563,155
Lincoln Electric Holdings, Inc.	26,644	5,794,004
Oshkosh Corp.	30,471	3,303,361
RBC Bearings, Inc. (A)	13,548	3,859,690
Terex Corp.	31,349	1,801,314
The Middleby Corp. (A)	24,969	3,674,688
The Timken Company	30,234	2,423,255
The Toro Company	48,372	4,643,228
Watts Water Technologies, Inc., Class A	12,748	2,655,918
		56,888,495
Marine transportation – 0.2%
Kirby Corp. (A)	27,529	2,160,476
Professional services – 2.8%
ASGN, Inc. (A)	21,986	2,114,394
CACI International, Inc., Class A (A)	10,377	3,360,695
Concentrix Corp.	22,027	2,163,272
EXL Service Holdings, Inc. (A)	76,823	2,369,990
Exponent, Inc.	23,580	2,075,983
FTI Consulting, Inc. (A)	16,541	3,294,140
Genpact, Ltd.	77,743	2,698,460
Insperity, Inc.	16,498	1,933,896
KBR, Inc.	62,886	3,484,513
ManpowerGroup, Inc.	22,736	1,806,830
Maximus, Inc.	28,314	2,374,412
Paylocity Holding Corp. (A)	20,149	3,321,563
Science Applications International Corp.	24,658	3,065,483
		34,063,631
Trading companies and distributors – 1.4%
Core & Main, Inc., Class A (A)	57,824	2,336,668
GATX Corp.	16,536	1,987,958
MSC Industrial Direct Company, Inc., Class A	21,597	2,186,912
Watsco, Inc.	15,775	6,759,114
WESCO International, Inc.	20,461	3,557,759
		16,828,411
		248,653,678
Information technology – 9.3%
Communications equipment – 0.5%
Calix, Inc. (A)	27,307	1,193,043
Ciena Corp. (A)	68,867	3,099,704
Lumentum Holdings, Inc. (A)	31,209	1,635,976
		5,928,723
Electronic equipment, instruments and components – 2.3%
Arrow Electronics, Inc. (A)	25,228	3,084,123
Avnet, Inc.	42,149	2,124,310
Belden, Inc.	19,416	1,499,886
Cognex Corp.	80,186	3,346,964

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Coherent Corp. (A)	61,389	$2,672,263
Crane NXT Company	22,488	1,278,893
IPG Photonics Corp. (A)	13,770	1,494,596
Littelfuse, Inc.	11,595	3,102,358
Novanta, Inc. (A)	16,681	2,809,247
TD SYNNEX Corp.	23,893	2,571,126
Vishay Intertechnology, Inc.	58,804	1,409,532
Vontier Corp.	71,888	2,483,730
		27,877,028
IT services – 0.8%
GoDaddy, Inc., Class A (A)	65,598	6,963,884
Kyndryl Holdings, Inc. (A)	106,887	2,221,112
		9,184,996
Semiconductors and semiconductor equipment – 2.8%
Allegro MicroSystems, Inc. (A)	33,173	1,004,147
Amkor Technology, Inc.	48,081	1,599,655
Cirrus Logic, Inc. (A)	25,106	2,088,568
Lattice Semiconductor Corp. (A)	64,295	4,435,712
MACOM Technology Solutions Holdings, Inc. (A)	25,209	2,343,177
MKS Instruments, Inc.	29,283	3,012,342
Onto Innovation, Inc. (A)	22,863	3,495,753
Power Integrations, Inc.	26,485	2,174,683
Rambus, Inc. (A)	50,079	3,417,892
Silicon Laboratories, Inc. (A)	14,803	1,957,993
Synaptics, Inc. (A)	18,260	2,083,101
Universal Display Corp.	20,295	3,881,622
Wolfspeed, Inc. (A)	58,378	2,540,027
		34,034,672
Software – 2.4%
Aspen Technology, Inc. (A)	13,056	2,874,278
Blackbaud, Inc. (A)	20,068	1,739,896
CommVault Systems, Inc. (A)	20,399	1,628,860
Dolby Laboratories, Inc., Class A	27,741	2,390,719
Dropbox, Inc., Class A (A)	119,332	3,517,907
Dynatrace, Inc. (A)	111,077	6,074,801
Manhattan Associates, Inc. (A)	28,678	6,174,947
Qualys, Inc. (A)	17,135	3,363,258
Teradata Corp. (A)	45,556	1,982,142
		29,746,808
Technology hardware, storage and peripherals – 0.5%
Super Micro Computer, Inc. (A)	21,606	6,141,722
		112,913,949
Materials – 7.0%
Chemicals – 2.3%
Ashland, Inc.	23,869	2,012,395
Avient Corp.	42,464	1,765,228
Axalta Coating Systems, Ltd. (A)	102,517	3,482,502
Cabot Corp.	25,733	2,148,706
Livent Corp. (A)	85,864	1,543,835
NewMarket Corp.	3,216	1,755,389
Olin Corp.	57,085	3,079,736
RPM International, Inc.	60,010	6,698,916
The Chemours Company	69,144	2,180,802
The Scotts Miracle-Gro Company	19,357	1,234,009
Westlake Corp.	14,922	2,088,483
		27,990,001
Construction materials – 0.4%
Eagle Materials, Inc.	16,251	3,296,353
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction materials (continued)
Knife River Corp. (A)	26,349	$1,743,777
		5,040,130
Containers and packaging – 1.8%
AptarGroup, Inc.	30,642	3,787,964
Berry Global Group, Inc.	55,012	3,707,259
Crown Holdings, Inc.	56,198	5,175,274
Graphic Packaging Holding Company	142,563	3,514,178
Greif, Inc., Class A	11,866	778,291
Silgan Holdings, Inc.	37,702	1,706,016
Sonoco Products Company	45,629	2,549,292
		21,218,274
Metals and mining – 2.3%
Alcoa Corp.	83,134	2,826,556
Cleveland-Cliffs, Inc. (A)	235,170	4,802,171
Commercial Metals Company	54,456	2,724,978
MP Materials Corp. (A)	67,091	1,331,756
Reliance Steel & Aluminum Company	26,771	7,487,313
Royal Gold, Inc.	30,600	3,701,376
U.S. Steel Corp.	103,894	5,054,443
		27,928,593
Paper and forest products – 0.2%
Louisiana-Pacific Corp.	29,893	2,117,321
		84,294,319
Real estate – 7.8%
Diversified REITs – 0.6%
WP Carey, Inc.	101,860	6,601,534
Health care REITs – 0.9%
Healthcare Realty Trust, Inc.	177,416	3,056,878
Medical Properties Trust, Inc.	279,021	1,369,993
Omega Healthcare Investors, Inc.	114,121	3,498,950
Physicians Realty Trust	111,089	1,478,595
Sabra Health Care REIT, Inc.	107,705	1,536,950
		10,941,366
Hotel and resort REITs – 0.1%
Park Hotels & Resorts, Inc.	97,813	1,496,539
Industrial REITs – 1.3%
EastGroup Properties, Inc.	21,581	3,960,977
First Industrial Realty Trust, Inc.	61,615	3,245,262
Rexford Industrial Realty, Inc.	98,332	5,516,425
STAG Industrial, Inc.	84,578	3,320,532
		16,043,196
Office REITs – 0.6%
COPT Defense Properties	52,425	1,343,653
Cousins Properties, Inc.	70,698	1,721,496
Kilroy Realty Corp.	49,697	1,979,928
Vornado Realty Trust	74,469	2,103,749
		7,148,826
Real estate management and development – 0.4%
Jones Lang LaSalle, Inc. (A)	22,160	4,185,359
Residential REITs – 0.8%
Apartment Income REIT Corp.	68,471	2,377,998
Equity LifeStyle Properties, Inc.	86,824	6,124,565
Independence Realty Trust, Inc.	104,675	1,601,528
		10,104,091
Retail REITs – 1.2%
Agree Realty Corp.	46,824	2,947,571
Brixmor Property Group, Inc.	140,021	3,258,289
Kite Realty Group Trust	102,194	2,336,155
NNN REIT, Inc.	84,983	3,662,767

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Retail REITs (continued)
Spirit Realty Capital, Inc.	65,834	$2,876,287
		15,081,069
Specialized REITs – 1.9%
CubeSmart	104,743	4,854,838
EPR Properties	35,089	1,700,062
Gaming and Leisure Properties, Inc.	124,379	6,138,104
Lamar Advertising Company, Class A	40,795	4,335,693
National Storage Affiliates Trust	35,991	1,492,547
PotlatchDeltic Corp.	36,969	1,815,178
Rayonier, Inc.	63,551	2,123,239
		22,459,661
		94,061,641
Utilities – 3.1%
Electric utilities – 0.9%
ALLETE, Inc.	26,773	1,637,437
IDACORP, Inc.	23,577	2,318,091
OGE Energy Corp.	93,296	3,258,829
PNM Resources, Inc.	39,983	1,663,293
Portland General Electric Company	47,105	2,041,531
		10,919,181
Gas utilities – 0.9%
National Fuel Gas Company	42,770	2,145,771
New Jersey Resources Corp.	45,445	2,025,938
ONE Gas, Inc.	25,831	1,645,951
Southwest Gas Holdings, Inc.	27,984	1,772,786
Spire, Inc.	24,503	1,527,517
UGI Corp.	97,577	2,400,394
		11,518,357
Independent power and renewable electricity producers – 0.6%
Ormat Technologies, Inc.	25,021	1,896,342
Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers (continued)
Vistra Corp.	156,559	$6,030,653
		7,926,995
Multi-utilities – 0.3%
Black Hills Corp.	31,671	1,708,650
Northwestern Energy Group, Inc.	28,527	1,451,739
		3,160,389
Water utilities – 0.4%
Essential Utilities, Inc.	117,065	4,372,378
		37,897,300
TOTAL COMMON STOCKS (Cost $920,739,752)		$1,171,344,028
SHORT-TERM INVESTMENTS – 3.8%
Short-term funds – 3.8%
John Hancock Collateral Trust, 5.3645% (C)(D)	4,590,151	45,902,432
TOTAL SHORT-TERM INVESTMENTS (Cost $45,899,982)		$45,902,432
Total Investments (Mid Cap Index Trust) (Cost $966,639,734) – 100.5%		$1,217,246,460
Other assets and liabilities, net – (0.5%)		(5,855,944)
TOTAL NET ASSETS – 100.0%		$1,211,390,516
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $5,048,391.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 E-Mini Index Futures	147	Long	Mar 2024	$39,696,255	$41,299,650	$1,603,395
						$1,603,395

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.7%
Communication services – 2.8%
Entertainment – 0.2%
Sphere Entertainment Company (A)	43,981	$1,493,595
Media – 2.6%
DISH Network Corp., Class A (A)	131,793	760,446
News Corp., Class A	477,388	11,719,875
News Corp., Class B	56,942	1,464,548
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Scholastic Corp.	53,449	$2,015,027
		15,959,896
		17,453,491
Consumer discretionary – 8.3%
Automobiles – 2.1%
General Motors Company	219,600	7,888,032

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Rivian Automotive, Inc., Class A (A)(B)	229,900	$5,393,454
		13,281,486
Diversified consumer services – 1.1%
Bright Horizons Family Solutions, Inc. (A)	69,689	6,567,491
Hotels, restaurants and leisure – 0.7%
Compass Group PLC	158,457	4,335,909
Specialty retail – 3.1%
Advance Auto Parts, Inc.	102,700	6,267,781
Bath & Body Works, Inc.	159,708	6,892,997
Burlington Stores, Inc. (A)	30,280	5,888,854
		19,049,632
Textiles, apparel and luxury goods – 1.3%
Ralph Lauren Corp.	58,240	8,398,208
		51,632,726
Consumer staples – 5.7%
Beverages – 1.3%
Constellation Brands, Inc., Class A	19,758	4,776,497
Monster Beverage Corp. (A)	51,912	2,990,650
		7,767,147
Consumer staples distribution and retail – 1.5%
Dollar General Corp.	40,300	5,478,785
Sysco Corp.	55,424	4,053,157
		9,531,942
Food products – 2.2%
Flowers Foods, Inc.	309,890	6,975,624
Tyson Foods, Inc., Class A	127,053	6,829,099
		13,804,723
Personal care products – 0.7%
Kenvue, Inc.	209,700	4,514,841
		35,618,653
Energy – 6.1%
Energy equipment and services – 4.1%
Baker Hughes Company	131,300	4,487,834
Expro Group Holdings NV (A)	170,061	2,707,371
SEACOR Marine Holdings, Inc. (A)	104,595	1,316,851
TechnipFMC PLC	400,155	8,059,122
Tidewater, Inc. (A)	121,351	8,750,621
		25,321,799
Oil, gas and consumable fuels – 2.0%
Cameco Corp.	91,738	3,953,908
Chesapeake Energy Corp.	40,600	3,123,764
Suncor Energy, Inc.	165,363	5,298,231
		12,375,903
		37,697,702
Financials – 16.8%
Banks – 5.4%
Fifth Third Bancorp	356,243	12,286,821
Popular, Inc.	102,620	8,422,023
Webster Financial Corp.	142,109	7,213,453
Western Alliance Bancorp	87,700	5,769,783
		33,692,080
Capital markets – 1.8%
Main Street Capital Corp.	87,581	3,786,127
Morningstar, Inc.	16,800	4,808,832
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Open Lending Corp. (A)	281,013	$2,391,421
		10,986,380
Consumer finance – 0.9%
OneMain Holdings, Inc.	109,283	5,376,724
Financial services – 5.0%
Apollo Global Management, Inc.	48,590	4,528,102
Corebridge Financial, Inc.	198,540	4,300,376
FleetCor Technologies, Inc. (A)	32,131	9,080,542
Global Payments, Inc.	72,155	9,163,685
Jackson Financial, Inc., Class A	79,984	4,095,181
		31,167,886
Insurance – 3.7%
Assurant, Inc.	25,400	4,279,646
Kemper Corp.	110,652	5,385,433
RenaissanceRe Holdings, Ltd.	25,655	5,028,380
The Allstate Corp.	35,500	4,969,290
The Hanover Insurance Group, Inc.	23,900	2,901,938
		22,564,687
		103,787,757
Health care – 9.9%
Health care equipment and supplies – 3.4%
Baxter International, Inc.	181,573	7,019,612
Dentsply Sirona, Inc.	147,687	5,256,180
Teleflex, Inc.	14,300	3,565,562
Zimmer Biomet Holdings, Inc.	42,959	5,228,110
		21,069,464
Health care providers and services – 3.1%
agilon health, Inc. (A)	170,200	2,136,010
Cardinal Health, Inc.	27,499	2,771,899
Centene Corp. (A)	51,606	3,829,681
Select Medical Holdings Corp.	434,268	10,205,298
		18,942,888
Life sciences tools and services – 1.0%
Charles River Laboratories International, Inc. (A)	27,578	6,519,439
Pharmaceuticals – 2.4%
Catalent, Inc. (A)	131,675	5,916,158
Elanco Animal Health, Inc. (A)	303,740	4,525,726
Viatris, Inc.	396,651	4,295,730
		14,737,614
		61,269,405
Industrials – 16.8%
Aerospace and defense – 5.8%
Huntington Ingalls Industries, Inc.	20,753	5,388,309
L3Harris Technologies, Inc.	31,800	6,697,716
Rolls-Royce Holdings PLC (A)	1,872,385	7,141,967
Spirit AeroSystems Holdings, Inc., Class A (A)	257,060	8,169,367
Textron, Inc.	107,308	8,629,709
		36,027,068
Building products – 1.3%
Armstrong World Industries, Inc.	39,600	3,893,472
Trane Technologies PLC	17,282	4,215,080
		8,108,552
Construction and engineering – 0.4%
API Group Corp. (A)	79,557	2,752,672
Ground transportation – 2.0%
JB Hunt Transport Services, Inc.	30,797	6,151,393

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ground transportation (continued)
Norfolk Southern Corp.	25,355	$5,993,415
		12,144,808
Machinery – 4.4%
Esab Corp.	59,873	5,186,199
PACCAR, Inc.	25,032	2,444,375
Stanley Black & Decker, Inc.	145,637	14,286,990
The Middleby Corp. (A)	36,516	5,374,060
		27,291,624
Passenger airlines – 0.8%
Southwest Airlines Company	179,863	5,194,443
Professional services – 1.4%
SS&C Technologies Holdings, Inc.	89,386	5,462,378
Verra Mobility Corp. (A)	140,788	3,242,348
		8,704,726
Trading companies and distributors – 0.7%
Ashtead Group PLC	58,814	4,087,993
		104,311,886
Information technology – 11.2%
Communications equipment – 0.7%
Arista Networks, Inc. (A)	18,279	4,304,887
Electronic equipment, instruments and components – 3.0%
Corning, Inc.	305,037	9,288,377
TE Connectivity, Ltd.	34,338	4,824,489
Zebra Technologies Corp., Class A (A)	15,100	4,127,283
		18,240,149
Semiconductors and semiconductor equipment – 3.2%
Marvell Technology, Inc.	92,111	5,555,214
MKS Instruments, Inc.	138,619	14,259,737
		19,814,951
Software – 0.5%
DocuSign, Inc. (A)	52,500	3,121,125
Technology hardware, storage and peripherals – 3.8%
Pure Storage, Inc., Class A (A)	108,958	3,885,442
Western Digital Corp. (A)	377,135	19,750,560
		23,636,002
		69,117,114
Materials – 6.3%
Chemicals – 1.3%
FMC Corp.	69,645	4,391,117
The Scotts Miracle-Gro Company	55,014	3,507,143
		7,898,260
Construction materials – 1.9%
Summit Materials, Inc., Class A (A)	227,820	8,761,957
Vulcan Materials Company	13,558	3,077,802
		11,839,759
Containers and packaging – 1.8%
Ball Corp.	104,347	6,002,039
Westrock Company	122,312	5,078,394
		11,080,433
Metals and mining – 1.3%
Franco-Nevada Corp.	33,763	3,739,780
Freeport-McMoRan, Inc.	98,277	4,183,652
		7,923,432
		38,741,884
Real estate – 6.8%
Industrial REITs – 1.3%
Rexford Industrial Realty, Inc.	141,578	7,942,526
Office REITs – 0.8%
Douglas Emmett, Inc.	83,623	1,212,534
Mid Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Office REITs (continued)
Vornado Realty Trust	134,684	$3,804,823
		5,017,357
Residential REITs – 2.0%
Apartment Investment and Management Company, Class A (A)	446,352	3,494,936
Equity Residential	82,853	5,067,289
Sun Communities, Inc.	28,000	3,742,200
		12,304,425
Retail REITs – 1.1%
Regency Centers Corp.	79,220	5,307,740
Simon Property Group, Inc.	13,668	1,949,604
		7,257,344
Specialized REITs – 1.6%
Digital Realty Trust, Inc.	8,422	1,133,433
Rayonier, Inc.	141,712	4,734,598
Weyerhaeuser Company	116,223	4,041,074
		9,909,105
		42,430,757
Utilities – 6.0%
Electric utilities – 4.4%
Constellation Energy Corp.	51,314	5,998,093
Evergy, Inc.	90,798	4,739,656
FirstEnergy Corp.	271,201	9,942,229
PG&E Corp.	366,374	6,605,723
		27,285,701
Multi-utilities – 1.6%
Ameren Corp.	90,494	6,546,336
CenterPoint Energy, Inc.	121,865	3,481,683
		10,028,019
		37,313,720
TOTAL COMMON STOCKS (Cost $505,367,451)		$599,375,095
SHORT-TERM INVESTMENTS – 3.1%
Short-term funds – 3.1%
John Hancock Collateral Trust, 5.3645% (C)(D)	25,463	254,631
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (C)	1,956,059	1,956,059
T. Rowe Price Government Reserve Fund, 5.3873% (C)	16,999,673	16,999,673
TOTAL SHORT-TERM INVESTMENTS (Cost $19,210,378)		$19,210,363
Total Investments (Mid Value Trust) (Cost $524,577,829) – 99.8%		$618,585,458
Other assets and liabilities, net – 0.2%		1,011,180
TOTAL NET ASSETS – 100.0%		$619,596,638
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Real Estate Securities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.0%
Consumer discretionary – 2.8%
Hotels, restaurants and leisure – 2.0%
Hyatt Hotels Corp., Class A	23,750	$3,097,238
Marriott International, Inc., Class A	12,361	2,787,529
		5,884,767
Household durables – 0.8%
Toll Brothers, Inc.	22,275	2,289,647
		8,174,414
Health care – 1.0%
Health care providers and services – 1.0%
Brookdale Senior Living, Inc. (A)	478,090	2,782,484
Real estate – 95.2%
Diversified REITs – 4.1%
Empire State Realty Trust, Inc., Class A	795,283	7,706,292
Essential Properties Realty Trust, Inc.	167,753	4,287,767
		11,994,059
Health care REITs – 8.1%
CareTrust REIT, Inc.	254,393	5,693,315
Global Medical REIT, Inc.	77,498	860,228
Ventas, Inc.	28,933	1,442,021
Welltower, Inc.	175,655	15,838,811
		23,834,375
Hotel and resort REITs – 2.0%
Ryman Hospitality Properties, Inc.	54,870	6,038,992
Industrial REITs – 16.3%
EastGroup Properties, Inc.	27,860	5,113,424
Plymouth Industrial REIT, Inc.	239,305	5,760,071
Prologis, Inc.	276,742	36,889,710
		47,763,205
Office REITs – 4.2%
Kilroy Realty Corp.	145,480	5,795,923
SL Green Realty Corp.	143,682	6,490,116
		12,286,039
Real estate management and development – 5.7%
CBRE Group, Inc., Class A (A)	65,868	6,131,652
Corp. Inmobiliaria Vesta SAB de CV, ADR	151,009	5,982,977
Tricon Residential, Inc.	493,239	4,488,475
		16,603,104
Residential REITs – 14.4%
American Homes 4 Rent, Class A	258,164	9,283,577
AvalonBay Communities, Inc.	84,436	15,808,108
Essex Property Trust, Inc.	47,264	11,718,636
Veris Residential, Inc.	341,437	5,370,804
		42,181,125
Retail REITs – 12.4%
Brixmor Property Group, Inc.	484,727	11,279,597
Kite Realty Group Trust	63,337	1,447,884
Phillips Edison & Company, Inc.	141,913	5,176,986
Simon Property Group, Inc.	89,123	12,712,505
Tanger, Inc.	207,653	5,756,141
		36,373,113
Specialized REITs – 28.0%
American Tower Corp.	27,016	5,832,214
CubeSmart	165,878	7,688,445
Digital Realty Trust, Inc.	47,328	6,369,402
EPR Properties	147,120	7,127,964
Equinix, Inc.	28,713	23,125,163
Extra Space Storage, Inc.	76,587	12,279,194
Iron Mountain, Inc.	108,723	7,608,436
Public Storage	20,054	6,116,470
Real Estate Securities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialized REITs (continued)
VICI Properties, Inc.	186,469	$5,944,632
		82,091,920
		279,165,932
TOTAL COMMON STOCKS (Cost $257,391,720)		$290,122,830
SHORT-TERM INVESTMENTS – 0.7%
Short-term funds – 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (B)	2,053,393	2,053,393
TOTAL SHORT-TERM INVESTMENTS (Cost $2,053,393)		$2,053,393
Total Investments (Real Estate Securities Trust) (Cost $259,445,113) – 99.7%		$292,176,223
Other assets and liabilities, net – 0.3%		929,281
TOTAL NET ASSETS – 100.0%		$293,105,504
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
Science & Technology Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.7%
Communication services – 13.6%
Entertainment – 0.7%
Netflix, Inc. (A)	3,900	$1,898,832
ROBLOX Corp., Class A (A)	99,434	4,546,122
		6,444,954
Interactive media and services – 12.4%
Alphabet, Inc., Class A (A)	285,989	39,949,803
Alphabet, Inc., Class C (A)	52,374	7,381,068
Meta Platforms, Inc., Class A (A)	138,489	49,019,566
Pinterest, Inc., Class A (A)	282,983	10,481,690
Snap, Inc., Class A (A)	433,210	7,334,245
TripAdvisor, Inc. (A)	43,500	936,555
ZoomInfo Technologies, Inc. (A)	82,600	1,527,274
		116,630,201
Media – 0.5%
The Trade Desk, Inc., Class A (A)	71,216	5,124,703
		128,199,858
Consumer discretionary – 1.0%
Automobiles – 0.5%
Rivian Automotive, Inc., Class A (A)	78,800	1,848,648
Tesla, Inc. (A)	11,832	2,940,015
		4,788,663
Broadline retail – 0.4%
PDD Holdings, Inc., ADR (A)	27,763	4,062,005
Specialty retail – 0.1%
Zalando SE (A)(B)	30,685	726,452
		9,577,120
Consumer staples – 0.2%
Consumer staples distribution and retail – 0.2%
Maplebear, Inc. (A)(C)	68,881	1,616,637
Financials – 1.8%
Financial services – 1.8%
Adyen NV (A)(B)	11,930	15,400,927

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
Block, Inc. (A)	18,500	$1,430,975
		16,831,902
Industrials – 0.8%
Aerospace and defense – 0.0%
Axon Enterprise, Inc. (A)	1,900	490,827
Ground transportation – 0.8%
Uber Technologies, Inc. (A)	114,755	7,065,465
		7,556,292
Information technology – 81.3%
Communications equipment – 1.0%
Arista Networks, Inc. (A)	41,220	9,707,722
CommScope Holding Company, Inc. (A)	31,694	89,377
		9,797,099
Electronic equipment, instruments and components – 2.4%
Celestica, Inc. (New York Stock Exchange) (A)	40,122	1,174,772
Fabrinet (A)	1,900	361,627
Insight Enterprises, Inc. (A)	1,900	336,661
Jabil, Inc.	22,034	2,807,132
Keysight Technologies, Inc. (A)	47,965	7,630,752
Littelfuse, Inc.	5,700	1,525,092
Teledyne Technologies, Inc. (A)	10,800	4,819,932
Zebra Technologies Corp., Class A (A)	13,416	3,666,995
		22,322,963
IT services – 5.0%
Endava PLC, ADR (A)	64,019	4,983,879
EPAM Systems, Inc. (A)	49,537	14,729,332
GoDaddy, Inc., Class A (A)	84,373	8,957,038
MongoDB, Inc. (A)	7,040	2,878,304
Shopify, Inc., Class A (A)	106,195	8,272,591
Snowflake, Inc., Class A (A)	34,498	6,865,102
		46,686,246
Semiconductors and semiconductor equipment – 39.7%
Advanced Micro Devices, Inc. (A)	153,543	22,633,774
Analog Devices, Inc.	17,123	3,399,943
ARM Holdings PLC, ADR (A)(C)	29,300	2,201,749
ASM International NV	4,472	2,327,562
ASML Holding NV, NYRS	16,050	12,148,566
Broadcom, Inc.	47,906	53,475,073
Cohu, Inc. (A)	19,792	700,439
Enphase Energy, Inc. (A)	30,174	3,987,192
Entegris, Inc.	91,909	11,012,536
First Solar, Inc. (A)	5,600	964,768
Intel Corp.	442,636	22,242,459
Kulicke & Soffa Industries, Inc.	17,600	963,072
Lam Research Corp.	29,094	22,788,166
Lattice Semiconductor Corp. (A)	122,851	8,475,490
Marvell Technology, Inc.	266,528	16,074,304
MaxLinear, Inc. (A)	121,324	2,883,871
Micron Technology, Inc.	68,361	5,833,928
MKS Instruments, Inc.	36,291	3,733,255
Monolithic Power Systems, Inc.	8,551	5,393,800
NVIDIA Corp.	187,088	92,649,719
ON Semiconductor Corp. (A)	70,625	5,899,306
Onto Innovation, Inc. (A)	41,035	6,274,252
Power Integrations, Inc.	6,744	553,750
Qualcomm, Inc.	133,722	19,340,213
Semtech Corp. (A)	70,700	1,549,037
Silergy Corp.	163,000	2,655,545
Silicon Laboratories, Inc. (A)	10,561	1,396,903
SiTime Corp. (A)	1,600	195,328
Skyworks Solutions, Inc.	17,300	1,944,866
SolarEdge Technologies, Inc. (A)	33,218	3,109,205
Science & Technology Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Synaptics, Inc. (A)	51,403	$5,864,054
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	9,200	956,800
Teradyne, Inc.	61,603	6,685,158
Texas Instruments, Inc.	119,552	20,378,834
Wolfspeed, Inc. (A)	58,120	2,528,801
		373,221,718
Software – 27.7%
Adobe, Inc. (A)	49,429	29,489,341
Altair Engineering, Inc., Class A (A)	6,300	530,145
Atlassian Corp., Class A (A)	12,618	3,001,317
Aurora Innovation, Inc. (A)	111,900	489,003
Autodesk, Inc. (A)	85,839	20,900,080
Braze, Inc., Class A (A)	49,289	2,618,725
c3.ai, Inc., Class A (A)(C)	33,400	958,914
Cadence Design Systems, Inc. (A)	63,575	17,315,923
Confluent, Inc., Class A (A)	144,474	3,380,692
Crowdstrike Holdings, Inc., Class A (A)	26,528	6,773,129
Datadog, Inc., Class A (A)	24,632	2,989,832
Dynatrace, Inc. (A)	60,038	3,283,478
Elastic NV (A)	12,600	1,420,020
Fair Isaac Corp. (A)	4,249	4,945,878
HashiCorp, Inc., Class A (A)	63,029	1,490,006
HubSpot, Inc. (A)	7,854	4,559,561
Intapp, Inc. (A)	1,800	68,436
Intuit, Inc.	21,926	13,704,408
Manhattan Associates, Inc. (A)	2,667	574,258
Marathon Digital Holdings, Inc. (A)(C)	26,800	629,532
Microsoft Corp.	172,040	64,693,922
MicroStrategy, Inc., Class A (A)(C)	1,570	991,643
Monday.com, Ltd. (A)	1,971	370,174
Nutanix, Inc., Class A (A)	160,513	7,654,865
Palo Alto Networks, Inc. (A)	36,409	10,736,286
PTC, Inc. (A)	24,926	4,361,053
RingCentral, Inc., Class A (A)	8,100	274,995
Riot Platforms, Inc. (A)	31,800	491,946
Salesforce, Inc. (A)	55,790	14,680,581
Samsara, Inc., Class A (A)	12,345	412,076
SentinelOne, Inc., Class A (A)	85,597	2,348,782
ServiceNow, Inc. (A)	25,965	18,344,013
Sprout Social, Inc., Class A (A)	4,800	294,912
Synopsys, Inc. (A)	607	312,550
UiPath, Inc., Class A (A)	55,200	1,371,168
Vertex, Inc., Class A (A)	28,204	759,816
Workday, Inc., Class A (A)	20,908	5,771,862
Zscaler, Inc. (A)	31,339	6,943,469
		259,936,791
Technology hardware, storage and peripherals – 5.5%
Apple, Inc.	241,647	46,524,297
Dell Technologies, Inc., Class C	24,008	1,836,612
IonQ, Inc. (A)(C)	67,700	838,803
Super Micro Computer, Inc. (A)	7,906	2,247,360
		51,447,072
		763,411,889
TOTAL COMMON STOCKS (Cost $833,141,987)		$927,193,698
SHORT-TERM INVESTMENTS – 4.2%
Short-term funds – 4.2%
John Hancock Collateral Trust, 5.3645% (D)(E)	1,056,820	10,568,415

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Science & Technology Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Short-term funds (continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (D)	613,820	$613,820
T. Rowe Price Government Reserve Fund, 5.3873% (D)	27,830,694	27,830,694
TOTAL SHORT-TERM INVESTMENTS (Cost $39,013,302)		$39,012,929
Total Investments (Science & Technology Trust) (Cost $872,155,289) – 102.9%		$966,206,627
Other assets and liabilities, net – (2.9%)		(27,286,231)
TOTAL NET ASSETS – 100.0%		$938,920,396
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.5%
Communication services – 2.2%
Diversified telecommunication services – 0.5%
Anterix, Inc. (A)	2,644	$88,098
AST SpaceMobile, Inc. (A)(B)	15,523	93,604
ATN International, Inc.	2,410	93,918
Bandwidth, Inc., Class A (A)	4,714	68,212
Cogent Communications Holdings, Inc.	8,819	670,773
Consolidated Communications Holdings, Inc. (A)	17,177	74,720
EchoStar Corp., Class A (A)	7,390	122,452
Globalstar, Inc. (A)	148,142	287,395
IDT Corp., Class B (A)	3,344	113,997
Liberty Latin America, Ltd., Class A (A)	10,880	79,533
Liberty Latin America, Ltd., Class C (A)	24,811	182,113
Lumen Technologies, Inc. (A)	208,953	382,384
Ooma, Inc. (A)	5,519	59,219
Shenandoah Telecommunications Company	10,290	222,470
		2,538,888
Entertainment – 0.3%
Atlanta Braves Holdings, Inc., Series A (A)	1,757	75,164
Atlanta Braves Holdings, Inc., Series C (A)	9,677	383,016
Cinemark Holdings, Inc. (A)	22,776	320,914
IMAX Corp. (A)	9,454	141,999
Lions Gate Entertainment Corp., Class A (A)	12,251	133,536
Lions Gate Entertainment Corp., Class B (A)	24,301	247,627
Madison Square Garden Entertainment Corp. (A)	8,178	259,979
Playstudios, Inc. (A)	18,499	50,132
Sphere Entertainment Company (A)	5,543	188,240
The Marcus Corp. (B)	5,386	78,528
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Vivid Seats, Inc., Class A (A)	5,988	$37,844
		1,916,979
Interactive media and services – 0.7%
Bumble, Inc., Class A (A)	20,871	307,639
CarGurus, Inc. (A)	20,027	483,852
Cars.com, Inc. (A)	13,869	263,095
DHI Group, Inc. (A)	11,588	30,013
Eventbrite, Inc., Class A (A)	16,198	135,415
EverQuote, Inc., Class A (A)	4,408	53,954
FuboTV, Inc. (A)(B)	61,462	195,449
Grindr, Inc. (A)	8,841	77,624
MediaAlpha, Inc., Class A (A)	5,226	58,270
Nextdoor Holdings, Inc. (A)	32,007	60,493
QuinStreet, Inc. (A)	11,293	144,776
Shutterstock, Inc.	4,976	240,241
TrueCar, Inc. (A)	20,516	70,985
Vimeo, Inc. (A)	32,880	128,890
Yelp, Inc. (A)	13,749	650,878
Ziff Davis, Inc. (A)	9,332	627,017
ZipRecruiter, Inc., Class A (A)	14,202	197,408
		3,725,999
Media – 0.6%
Advantage Solutions, Inc. (A)(B)	20,432	73,964
AMC Networks, Inc., Class A (A)	6,836	128,448
Boston Omaha Corp., Class A (A)	5,051	79,452
Cardlytics, Inc. (A)	7,090	65,299
Clear Channel Outdoor Holdings, Inc. (A)	80,353	146,242
Daily Journal Corp. (A)	274	93,385
Entravision Communications Corp., Class A	14,173	59,101
Gambling.com Group, Ltd. (A)	3,180	31,005
Gannett Company, Inc. (A)	31,416	72,257
Gray Television, Inc.	17,474	156,567
iHeartMedia, Inc., Class A (A)	23,277	62,150
Integral Ad Science Holding Corp. (A)	9,743	140,202
John Wiley & Sons, Inc., Class A	7,511	238,399
Magnite, Inc. (A)	27,938	260,941
PubMatic, Inc., Class A (A)	9,104	148,486
Scholastic Corp.	5,315	200,376
Sinclair, Inc.	7,132	92,930
Stagwell, Inc. (A)	18,281	121,203
TechTarget, Inc. (A)	5,570	194,170
TEGNA, Inc.	41,092	628,708
The EW Scripps Company, Class A (A)	13,256	105,915
Thryv Holdings, Inc. (A)	6,476	131,787
Townsquare Media, Inc., Class A	2,396	25,302
WideOpenWest, Inc. (A)	11,317	45,834
		3,302,123
Wireless telecommunication services – 0.1%
Gogo, Inc. (A)	13,912	140,929
Spok Holdings, Inc.	4,025	62,307
Telephone & Data Systems, Inc.	21,057	386,396
Tingo Group, Inc. (A)(B)	23,160	15,980
		605,612
		12,089,601
Consumer discretionary – 10.6%
Automobile components – 1.3%
Adient PLC (A)	19,043	692,403
American Axle & Manufacturing Holdings, Inc. (A)	24,206	213,255
Atmus Filtration Technologies, Inc. (A)	3,043	71,480
Cooper-Standard Holdings, Inc. (A)	3,542	69,211
Dana, Inc.	26,762	390,993

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobile components (continued)
Dorman Products, Inc. (A)	5,449	$454,501
Fox Factory Holding Corp. (A)	8,851	597,265
Gentherm, Inc. (A)	6,929	362,802
Holley, Inc. (A)	12,129	59,068
LCI Industries	5,083	638,984
Luminar Technologies, Inc. (A)(B)	56,833	191,527
Modine Manufacturing Company (A)	10,614	633,656
Patrick Industries, Inc.	4,373	438,831
Solid Power, Inc. (A)(B)	35,372	51,289
Standard Motor Products, Inc.	4,262	169,670
Stoneridge, Inc. (A)	5,924	115,933
The Goodyear Tire & Rubber Company (A)	58,268	834,398
Visteon Corp. (A)	5,620	701,938
XPEL, Inc. (A)	4,715	253,903
		6,941,107
Automobiles – 0.1%
Fisker, Inc. (A)(B)	41,252	72,191
Livewire Group, Inc. (A)	4,163	47,084
Winnebago Industries, Inc.	6,000	437,280
		556,555
Broadline retail – 0.1%
Big Lots, Inc.	6,570	51,180
CarParts.com, Inc. (A)	11,028	34,848
ContextLogic, Inc., Class A (A)	5,380	32,011
Dillard's, Inc., Class A (B)	724	292,243
Savers Value Village, Inc. (A)	5,808	100,943
		511,225
Distributors – 0.0%
Weyco Group, Inc.	1,112	34,872
Diversified consumer services – 1.2%
Adtalem Global Education, Inc. (A)	8,013	472,366
Carriage Services, Inc.	2,856	71,429
Chegg, Inc. (A)	22,905	260,201
Coursera, Inc. (A)	27,180	526,477
Duolingo, Inc. (A)	5,993	1,359,512
European Wax Center, Inc., Class A (A)	7,294	99,125
frontdoor, Inc. (A)	16,296	573,945
Graham Holdings Company, Class B	685	477,116
Laureate Education, Inc.	27,272	373,899
Lincoln Educational Services Corp. (A)	5,787	58,101
Nerdy, Inc. (A)	13,494	46,284
OneSpaWorld Holdings, Ltd. (A)	17,128	241,505
Perdoceo Education Corp.	12,941	227,244
Rover Group, Inc. (A)	18,395	200,138
Strategic Education, Inc.	4,699	434,047
Stride, Inc. (A)	8,692	516,044
Udemy, Inc. (A)	18,355	270,369
Universal Technical Institute, Inc. (A)	5,926	74,194
WW International, Inc. (A)	11,365	99,444
		6,381,440
Hotels, restaurants and leisure – 2.1%
Accel Entertainment, Inc. (A)	12,208	125,376
Bally's Corp. (A)	6,359	88,644
Biglari Holdings, Inc., Class B (A)	151	24,904
BJ's Restaurants, Inc. (A)	4,816	173,424
Bloomin' Brands, Inc.	18,049	508,079
Bluegreen Vacations Holding Corp.	2,048	153,846
Bowlero Corp., Class A (A)(B)	3,547	50,226
Brinker International, Inc. (A)	9,044	390,520
Carrols Restaurant Group, Inc.	8,602	67,784
Century Casinos, Inc. (A)	5,989	29,226
Chuy's Holdings, Inc. (A)	3,855	147,377
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Cracker Barrel Old Country Store, Inc.	4,518	$348,247
Dave & Buster's Entertainment, Inc. (A)	7,185	386,912
Denny's Corp. (A)	11,661	126,872
Dine Brands Global, Inc.	3,167	157,242
El Pollo Loco Holdings, Inc. (A)	6,638	58,547
Everi Holdings, Inc. (A)	17,751	200,054
First Watch Restaurant Group, Inc. (A)	4,347	87,375
Full House Resorts, Inc. (A)	8,379	44,995
Global Business Travel Group I (A)	7,168	46,234
Golden Entertainment, Inc.	4,255	169,902
Hilton Grand Vacations, Inc. (A)	16,722	671,890
Inspired Entertainment, Inc. (A)	4,949	48,896
International Game Technology PLC	22,330	612,065
Jack in the Box, Inc.	4,019	328,071
Krispy Kreme, Inc. (B)	18,198	274,608
Kura Sushi USA, Inc., Class A (A)	1,252	95,152
Life Time Group Holdings, Inc. (A)	9,418	142,023
Light & Wonder, Inc. (A)	18,718	1,536,935
Lindblad Expeditions Holdings, Inc. (A)	7,917	89,225
Monarch Casino & Resort, Inc.	2,802	193,758
Mondee Holdings, Inc. (A)(B)	9,804	27,059
Nathan's Famous, Inc.	688	53,671
Noodles & Company (A)	9,188	28,942
Papa John's International, Inc.	6,710	511,503
PlayAGS, Inc. (A)	7,958	67,086
Portillo's, Inc., Class A (A)	8,984	143,115
Potbelly Corp. (A)	6,086	63,416
RCI Hospitality Holdings, Inc.	1,804	119,533
Red Robin Gourmet Burgers, Inc. (A)	3,668	45,740
Red Rock Resorts, Inc., Class A	9,751	520,021
Rush Street Interactive, Inc. (A)	14,062	63,138
Sabre Corp. (A)	69,137	304,203
SeaWorld Entertainment, Inc. (A)	7,242	382,595
Shake Shack, Inc., Class A (A)	7,844	581,397
Six Flags Entertainment Corp. (A)	14,665	367,798
Super Group SGHC, Ltd. (A)	32,198	102,068
Sweetgreen, Inc., Class A (A)	20,416	230,701
Target Hospitality Corp. (A)	6,819	66,349
The Cheesecake Factory, Inc.	9,995	349,925
Xponential Fitness, Inc., Class A (A)	5,298	68,291
		11,474,960
Household durables – 2.3%
Beazer Homes USA, Inc. (A)	6,081	205,477
Cavco Industries, Inc. (A)	1,815	629,115
Century Communities, Inc.	5,834	531,711
Cricut, Inc., Class A	10,111	66,631
Dream Finders Homes, Inc., Class A (A)	5,157	183,228
Ethan Allen Interiors, Inc.	4,759	151,907
GoPro, Inc., Class A (A)	27,687	96,074
Green Brick Partners, Inc. (A)	5,482	284,735
Hamilton Beach Brands Holding Company, Class B	1,197	20,936
Helen of Troy, Ltd. (A)	4,813	581,459
Hooker Furnishings Corp.	2,614	68,173
Hovnanian Enterprises, Inc., Class A (A)	985	153,286
Installed Building Products, Inc.	4,906	896,915
iRobot Corp. (A)	5,801	224,499
KB Home	14,298	893,053
Landsea Homes Corp. (A)	4,283	56,279
La-Z-Boy, Inc.	9,065	334,680
Legacy Housing Corp. (A)	2,338	58,964
LGI Homes, Inc. (A)	4,300	572,588
M/I Homes, Inc. (A)	5,514	759,498
MDC Holdings, Inc.	12,296	679,354
Meritage Homes Corp.	7,480	1,303,016

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Purple Innovation, Inc. (B)	14,486	$14,921
Skyline Champion Corp. (A)	11,110	825,029
Snap One Holdings Corp. (A)	4,210	37,511
Sonos, Inc. (A)	26,522	454,587
Taylor Morrison Home Corp. (A)	20,683	1,103,438
The Lovesac Company (A)	2,859	73,047
Tri Pointe Homes, Inc. (A)	19,289	682,831
Vizio Holding Corp., Class A (A)	16,473	126,842
Worthington Enterprises, Inc.	6,350	365,443
		12,435,227
Leisure products – 0.4%
Acushnet Holdings Corp.	6,172	389,885
AMMO, Inc. (A)	21,417	44,976
Clarus Corp.	6,978	48,113
Escalade, Inc.	1,926	38,693
Funko, Inc., Class A (A)	7,811	60,379
JAKKS Pacific, Inc. (A)	1,560	55,458
Johnson Outdoors, Inc., Class A	1,298	69,339
Malibu Boats, Inc., Class A (A)	4,309	236,219
MasterCraft Boat Holdings, Inc. (A)	3,741	84,696
Smith & Wesson Brands, Inc.	9,545	129,430
Sturm Ruger & Company, Inc.	4,097	186,209
Topgolf Callaway Brands Corp. (A)	30,052	430,946
Vista Outdoor, Inc. (A)	11,775	348,187
		2,122,530
Specialty retail – 2.6%
1-800-Flowers.com, Inc., Class A (A)	5,862	63,192
Abercrombie & Fitch Company, Class A (A)	9,884	871,966
Academy Sports & Outdoors, Inc.	14,736	972,576
American Eagle Outfitters, Inc.	37,939	802,789
America's Car-Mart, Inc. (A)	1,274	96,531
Arko Corp.	17,951	148,096
Asbury Automotive Group, Inc. (A)	4,206	946,224
Beyond, Inc. (A)	9,476	262,390
Big 5 Sporting Goods Corp.	5,234	33,184
Boot Barn Holdings, Inc. (A)	6,166	473,302
Build-A-Bear Workshop, Inc.	2,855	65,636
Caleres, Inc.	6,609	203,095
Camping World Holdings, Inc., Class A	8,402	220,637
Carvana Company (A)	19,824	1,049,483
Chico's FAS, Inc. (A)	25,872	196,110
Designer Brands, Inc., Class A	8,319	73,623
Destination XL Group, Inc. (A)	13,261	58,348
EVgo, Inc. (A)(B)	19,984	71,543
Foot Locker, Inc.	17,009	529,830
Genesco, Inc. (A)	2,196	77,321
Group 1 Automotive, Inc.	2,722	829,502
GrowGeneration Corp. (A)	14,077	35,333
Guess?, Inc.	6,029	139,029
Haverty Furniture Companies, Inc.	3,107	110,299
Hibbett, Inc.	2,657	191,357
Lands' End, Inc. (A)	3,384	32,351
Leslie's, Inc. (A)	37,069	256,147
MarineMax, Inc. (A)	4,407	171,432
Monro, Inc.	6,450	189,243
National Vision Holdings, Inc. (A)	16,124	337,475
OneWater Marine, Inc., Class A (A)	2,495	84,306
PetMed Express, Inc.	4,678	35,366
Revolve Group, Inc. (A)	8,409	139,421
Sally Beauty Holdings, Inc. (A)	22,364	296,994
Shoe Carnival, Inc.	3,929	118,695
Signet Jewelers, Ltd.	9,211	987,972
Sleep Number Corp. (A)	4,618	68,485
Sonic Automotive, Inc., Class A	3,219	180,940
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Sportsman's Warehouse Holdings, Inc. (A)	9,403	$40,057
Stitch Fix, Inc., Class A (A)	19,059	68,041
The Aaron's Company, Inc.	6,790	73,875
The Buckle, Inc.	6,369	302,655
The Cato Corp., Class A	4,321	30,852
The Children's Place, Inc. (A)	2,720	63,158
The ODP Corp. (A)	6,534	367,864
ThredUp, Inc., Class A (A)(B)	16,880	37,980
Tile Shop Holdings, Inc. (A)	5,191	38,206
Tilly's, Inc., Class A (A)	4,966	37,444
Upbound Group, Inc.	11,502	390,723
Urban Outfitters, Inc. (A)	13,266	473,464
Warby Parker, Inc., Class A (A)	17,632	248,611
Winmark Corp.	582	243,014
Zumiez, Inc. (A)	4,000	81,360
		13,917,527
Textiles, apparel and luxury goods – 0.5%
Figs, Inc., Class A (A)(B)	26,551	184,529
G-III Apparel Group, Ltd. (A)	8,160	277,277
Hanesbrands, Inc. (A)	73,459	327,627
Kontoor Brands, Inc.	11,607	724,509
Movado Group, Inc.	3,462	104,379
Oxford Industries, Inc.	3,134	313,400
Rocky Brands, Inc.	1,334	40,260
Steven Madden, Ltd.	14,830	622,860
Vera Bradley, Inc. (A)	6,419	49,426
Wolverine World Wide, Inc.	16,787	149,236
		2,793,503
		57,168,946
Consumer staples – 3.3%
Beverages – 0.4%
Coca-Cola Consolidated, Inc.	987	916,331
MGP Ingredients, Inc.	3,277	322,850
National Beverage Corp. (A)	4,956	246,412
Primo Water Corp.	32,141	483,722
The Duckhorn Portfolio, Inc. (A)	9,042	89,064
The Vita Coco Company, Inc. (A)	5,932	152,156
		2,210,535
Consumer staples distribution and retail – 0.5%
Ingles Markets, Inc., Class A	2,889	249,523
Natural Grocers by Vitamin Cottage, Inc.	1,579	25,264
PriceSmart, Inc.	5,108	387,084
SpartanNash Company	7,314	167,856
Sprouts Farmers Market, Inc. (A)	20,831	1,002,179
The Andersons, Inc.	6,667	383,619
The Chefs' Warehouse, Inc. (A)	7,353	216,399
United Natural Foods, Inc. (A)	12,334	200,181
Village Super Market, Inc., Class A	1,470	38,558
Weis Markets, Inc.	3,517	224,947
		2,895,610
Food products – 1.0%
Alico, Inc.	1,244	36,176
B&G Foods, Inc.	14,669	154,025
Benson Hill, Inc. (A)(B)	43,301	7,526
Beyond Meat, Inc. (A)(B)	12,667	112,736
BRC, Inc., Class A (A)(B)	9,268	33,643
Calavo Growers, Inc.	3,750	110,288
Cal-Maine Foods, Inc.	8,329	478,001
Dole PLC	14,858	182,605
Fresh Del Monte Produce, Inc.	6,871	180,364
J&J Snack Foods Corp.	3,081	514,958
John B Sanfilippo & Son, Inc.	1,829	188,460
Lancaster Colony Corp.	3,989	663,730

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Limoneira Company	4,193	$86,502
Mission Produce, Inc. (A)	10,359	104,522
Seneca Foods Corp., Class A (A)	1,234	64,711
Sovos Brands, Inc. (A)	11,288	248,675
SunOpta, Inc. (A)	19,523	106,791
The Hain Celestial Group, Inc. (A)	19,049	208,587
The Simply Good Foods Company (A)	18,822	745,351
TreeHouse Foods, Inc. (A)	10,598	439,287
Utz Brands, Inc.	15,007	243,714
Vital Farms, Inc. (A)	6,777	106,331
Westrock Coffee Company (A)(B)	6,206	63,363
		5,080,346
Household products – 0.3%
Central Garden & Pet Company (A)	2,268	113,649
Central Garden & Pet Company, Class A (A)	7,802	343,600
Energizer Holdings, Inc.	14,836	470,004
Oil-Dri Corp. of America	940	63,055
WD-40 Company	2,796	668,440
		1,658,748
Personal care products – 0.9%
BellRing Brands, Inc. (A)	26,799	1,485,469
e.l.f. Beauty, Inc. (A)	11,013	1,589,616
Edgewell Personal Care Company	10,571	387,216
Herbalife, Ltd. (A)	20,535	313,364
Inter Parfums, Inc.	3,812	548,966
Medifast, Inc.	2,178	146,405
Nature's Sunshine Products, Inc. (A)	2,115	36,568
Nu Skin Enterprises, Inc., Class A	10,376	201,502
The Beauty Health Company (A)	17,398	54,108
USANA Health Sciences, Inc. (A)	2,375	127,300
Waldencast PLC, Class A (A)	7,451	81,514
		4,972,028
Tobacco – 0.2%
Ispire Technology, Inc. (A)(B)	3,612	43,814
Turning Point Brands, Inc.	3,629	95,515
Universal Corp.	4,827	324,954
Vector Group, Ltd.	29,863	336,855
		801,138
		17,618,405
Energy – 6.6%
Energy equipment and services – 2.3%
Archrock, Inc.	28,853	444,336
Atlas Energy Solutions, Inc.	3,454	59,478
Borr Drilling, Ltd. (A)(B)	46,555	342,645
Bristow Group, Inc. (A)	5,038	142,424
Cactus, Inc., Class A	13,435	609,949
ChampionX Corp.	39,553	1,155,343
Core Laboratories, Inc.	9,938	175,505
Diamond Offshore Drilling, Inc. (A)	21,280	276,640
DMC Global, Inc. (A)	4,263	80,230
Dril-Quip, Inc. (A)	7,241	168,498
Expro Group Holdings NV (A)	18,429	293,390
Forum Energy Technologies, Inc. (A)	2,427	53,807
Helix Energy Solutions Group, Inc. (A)	30,082	309,243
Helmerich & Payne, Inc.	19,626	710,854
KLX Energy Services Holdings, Inc. (A)	2,366	26,641
Kodiak Gas Services, Inc.	2,852	57,268
Liberty Energy, Inc.	32,295	585,831
Nabors Industries, Ltd. (A)	1,934	157,872
Newpark Resources, Inc. (A)	14,381	95,490
Noble Corp. PLC	22,969	1,106,187
Oceaneering International, Inc. (A)	21,017	447,242
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Oil States International, Inc. (A)	13,645	$92,650
Patterson-UTI Energy, Inc.	73,282	791,446
ProFrac Holding Corp., Class A (A)(B)	5,284	44,808
ProPetro Holding Corp. (A)	20,600	172,628
Ranger Energy Services, Inc.	3,985	40,767
RPC, Inc.	18,137	132,037
SEACOR Marine Holdings, Inc. (A)	5,651	71,146
Seadrill, Ltd. (A)	10,464	494,738
Select Water Solutions, Inc.	17,976	136,438
Solaris Oilfield Infrastructure, Inc., Class A	7,093	56,460
TETRA Technologies, Inc. (A)	26,274	118,758
Tidewater, Inc. (A)	9,462	682,305
U.S. Silica Holdings, Inc. (A)	15,891	179,727
Valaris, Ltd. (A)	12,294	843,000
Weatherford International PLC (A)	14,486	1,417,165
		12,572,946
Oil, gas and consumable fuels – 4.3%
Amplify Energy Corp. (A)	7,693	45,619
Ardmore Shipping Corp.	8,527	120,145
Berry Corp.	17,117	120,333
California Resources Corp.	14,124	772,300
Callon Petroleum Company (A)	12,704	411,610
Centrus Energy Corp., Class A (A)	2,575	140,106
Chord Energy Corp.	8,561	1,423,095
Civitas Resources, Inc.	16,557	1,132,168
Clean Energy Fuels Corp. (A)	36,319	139,102
CNX Resources Corp. (A)	31,866	637,320
Comstock Resources, Inc.	19,345	171,203
CONSOL Energy, Inc.	6,160	619,265
Crescent Energy Company, Class A	16,173	213,645
CVR Energy, Inc.	6,085	184,376
Delek US Holdings, Inc.	12,900	332,820
DHT Holdings, Inc.	27,755	272,277
Dorian LPG, Ltd.	6,915	303,361
Empire Petroleum Corp. (A)	3,180	34,948
Encore Energy Corp. (A)	33,473	131,549
Energy Fuels, Inc. (A)(B)	32,566	234,150
Enviva, Inc. (B)	6,963	6,934
Equitrans Midstream Corp.	90,552	921,819
Evolution Petroleum Corp.	7,579	44,034
Excelerate Energy, Inc., Class A	3,919	60,588
FLEX LNG, Ltd.	5,745	166,950
FutureFuel Corp.	6,483	39,417
Gevo, Inc. (A)	52,594	61,009
Golar LNG, Ltd.	20,827	478,813
Granite Ridge Resources, Inc.	9,312	56,058
Green Plains, Inc. (A)	12,145	306,297
Gulfport Energy Corp. (A)	2,266	301,831
Hallador Energy Company (A)	5,001	44,209
HighPeak Energy, Inc. (B)	3,375	48,060
International Seaways, Inc.	8,341	379,349
Kinetik Holdings, Inc.	3,661	122,277
Kosmos Energy, Ltd. (A)	94,900	636,779
Magnolia Oil & Gas Corp., Class A	36,586	778,916
Matador Resources Company	23,103	1,313,637
Murphy Oil Corp.	30,241	1,290,081
NACCO Industries, Inc., Class A	964	35,186
NextDecade Corp. (A)(B)	17,235	82,211
Nordic American Tankers, Ltd.	41,623	174,817
Northern Oil and Gas, Inc.	17,707	656,398
Overseas Shipholding Group, Inc., Class A	13,263	69,896
Par Pacific Holdings, Inc. (A)	11,409	414,945
PBF Energy, Inc., Class A	22,850	1,004,486
Peabody Energy Corp.	23,395	568,966
Permian Resources Corp.	72,163	981,417

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
REX American Resources Corp. (A)	3,251	$153,772
Riley Exploration Permian, Inc.	1,955	53,254
Ring Energy, Inc. (A)(B)	27,915	40,756
SandRidge Energy, Inc.	6,612	90,386
Scorpio Tankers, Inc.	9,795	595,536
SFL Corp., Ltd.	22,968	259,079
SilverBow Resources, Inc. (A)	4,454	129,522
Sitio Royalties Corp., Class A	16,769	394,239
SM Energy Company	24,137	934,585
Talos Energy, Inc. (A)	22,858	325,269
Teekay Corp. (A)	11,662	83,383
Teekay Tankers, Ltd., Class A	4,807	240,206
Tellurian, Inc. (A)(B)	113,448	85,721
Uranium Energy Corp. (A)	76,395	488,928
VAALCO Energy, Inc.	23,421	105,160
Vertex Energy, Inc. (A)(B)	13,679	46,372
Vital Energy, Inc. (A)	4,768	216,896
Vitesse Energy, Inc.	5,343	116,958
W&T Offshore, Inc.	21,245	69,259
World Kinect Corp.	12,430	283,155
		23,197,208
		35,770,154
Financials – 16.5%
Banks – 9.1%
1st Source Corp.	3,618	198,809
ACNB Corp.	1,888	84,507
Amalgamated Financial Corp.	3,291	88,660
Amerant Bancorp, Inc.	5,498	135,086
American National Bankshares, Inc.	1,964	95,745
Ameris Bancorp	13,205	700,525
Ames National Corp.	2,564	54,716
Arrow Financial Corp.	2,901	81,054
Associated Banc-Corp.	30,250	647,048
Atlantic Union Bankshares Corp.	15,497	566,260
Axos Financial, Inc. (A)	11,234	613,376
Banc of California, Inc.	26,968	362,180
BancFirst Corp.	4,526	440,516
Bank First Corp. (B)	2,026	175,573
Bank of Hawaii Corp. (B)	7,880	570,985
Bank of Marin Bancorp	3,028	66,677
BankUnited, Inc.	14,975	485,639
Bankwell Financial Group, Inc.	1,156	34,888
Banner Corp.	7,036	376,848
Bar Harbor Bankshares	3,318	97,416
BayCom Corp.	2,460	58,031
BCB Bancorp, Inc.	3,390	43,562
Berkshire Hills Bancorp, Inc.	9,063	225,034
Blue Foundry Bancorp (A)	4,726	45,700
Bridgewater Bancshares, Inc. (A)	5,531	74,779
Brookline Bancorp, Inc.	18,325	199,926
Burke & Herbert Financial Services Corp. (B)	1,310	82,399
Business First Bancshares, Inc.	4,622	113,932
Byline Bancorp, Inc.	5,302	124,915
C&F Financial Corp.	863	58,848
Cadence Bank	36,348	1,075,537
Cambridge Bancorp	1,742	120,895
Camden National Corp.	3,090	116,277
Capital Bancorp, Inc.	2,267	54,861
Capital City Bank Group, Inc.	2,787	82,021
Capitol Federal Financial, Inc.	26,709	172,273
Capstar Financial Holdings, Inc.	3,787	70,968
Carter Bankshares, Inc. (A)	5,610	83,982
Cathay General Bancorp	14,095	628,214
Central Pacific Financial Corp.	5,753	113,219
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Central Valley Community Bancorp	2,643	$59,071
Chemung Financial Corp.	749	37,300
ChoiceOne Financial Services, Inc.	1,451	42,514
Citizens & Northern Corp.	3,688	82,722
Citizens Financial Services, Inc.	700	45,304
City Holding Company	2,937	323,834
Civista Bancshares, Inc.	3,755	69,242
CNB Financial Corp.	3,835	86,633
Coastal Financial Corp. (A)	2,388	106,051
Codorus Valley Bancorp, Inc.	2,033	52,248
Colony Bankcorp, Inc.	3,694	49,130
Columbia Financial, Inc. (A)	6,257	120,635
Community Bank System, Inc.	10,837	564,716
Community Trust Bancorp, Inc.	3,352	147,019
ConnectOne Bancorp, Inc.	7,099	162,638
CrossFirst Bankshares, Inc. (A)	10,320	140,146
Customers Bancorp, Inc. (A)	5,992	345,259
CVB Financial Corp.	26,904	543,192
Dime Community Bancshares, Inc.	7,428	200,036
Eagle Bancorp, Inc.	5,910	178,127
Eastern Bankshares, Inc.	32,295	458,589
Enterprise Financial Services Corp.	7,730	345,145
Equity Bancshares, Inc., Class A	2,881	97,666
Esquire Financial Holdings, Inc.	1,198	59,852
ESSA Bancorp, Inc.	2,589	51,832
Evans Bancorp, Inc.	1,434	45,214
Farmers & Merchants Bancorp, Inc.	2,777	68,870
Farmers National Banc Corp.	8,210	118,635
FB Financial Corp.	7,365	293,495
Fidelity D&D Bancorp, Inc.	905	52,517
Financial Institutions, Inc.	3,023	64,390
First Bancorp (North Carolina)	8,173	302,483
First Bancorp (Puerto Rico)	33,839	556,652
First Bank	4,101	60,285
First Busey Corp.	10,579	262,571
First Business Financial Services, Inc.	1,871	75,027
First Commonwealth Financial Corp.	20,422	315,316
First Community Bankshares, Inc.	3,825	141,908
First Financial Bancorp	19,098	453,578
First Financial Bankshares, Inc.	27,001	818,130
First Financial Corp.	2,529	108,823
First Foundation, Inc.	11,497	111,291
First Interstate BancSystem, Inc., Class A	16,988	522,381
First Merchants Corp.	12,188	451,931
First Mid Bancshares, Inc.	4,721	163,630
First Western Financial, Inc. (A)	1,726	34,227
Five Star Bancorp	3,062	80,163
Flushing Financial Corp.	6,359	104,796
FS Bancorp, Inc.	1,626	60,097
Fulton Financial Corp.	32,000	526,720
German American Bancorp, Inc.	5,760	186,682
Glacier Bancorp, Inc.	23,033	951,724
Great Southern Bancorp, Inc.	1,772	105,168
Greene County Bancorp, Inc.	1,693	47,743
Guaranty Bancshares, Inc.	2,208	74,233
Hancock Whitney Corp.	17,685	859,314
Hanmi Financial Corp.	5,525	107,185
HarborOne Bancorp, Inc.	8,116	97,230
HBT Financial, Inc.	2,750	58,053
Heartland Financial USA, Inc.	8,812	331,419
Heritage Commerce Corp.	11,433	113,415
Heritage Financial Corp.	6,478	138,564
Hilltop Holdings, Inc.	9,402	331,044
Home Bancorp, Inc.	1,812	76,122
Home BancShares, Inc.	38,057	963,984

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
HomeStreet, Inc.	4,276	$44,043
HomeTrust Bancshares, Inc.	3,630	97,720
Hope Bancorp, Inc.	23,266	281,053
Horizon Bancorp, Inc.	9,621	137,677
Independent Bank Corp. (Massachusetts)	8,858	582,945
Independent Bank Corp. (Michigan)	3,213	83,602
Independent Bank Group, Inc.	7,607	387,044
International Bancshares Corp.	10,852	589,481
John Marshall Bancorp, Inc.	2,602	58,701
Kearny Financial Corp.	12,815	114,951
Lakeland Bancorp, Inc.	12,705	187,907
Lakeland Financial Corp.	5,176	337,268
LCNB Corp.	3,249	51,237
Live Oak Bancshares, Inc.	7,083	322,277
Luther Burbank Corp. (A)	3,002	32,151
Macatawa Bank Corp.	6,888	77,697
MainStreet Bancshares, Inc.	1,287	31,930
Mercantile Bank Corp.	3,327	134,344
Metrocity Bankshares, Inc.	4,049	97,257
Metropolitan Bank Holding Corp. (A)	2,153	119,233
Mid Penn Bancorp, Inc.	3,284	79,736
Middlefield Banc Corp.	1,576	51,015
Midland States Bancorp, Inc.	4,489	123,717
MidWestOne Financial Group, Inc.	3,503	94,266
MVB Financial Corp.	2,850	64,296
National Bank Holdings Corp., Class A	7,379	274,425
National Bankshares, Inc.	1,629	52,698
NBT Bancorp, Inc.	9,785	410,089
Nicolet Bankshares, Inc.	2,624	211,180
Northeast Bank	1,282	70,754
Northeast Community Bancorp, Inc.	1,984	35,196
Northfield Bancorp, Inc.	7,443	93,633
Northrim BanCorp, Inc.	1,023	58,526
Northwest Bancshares, Inc.	25,301	315,756
Norwood Financial Corp.	1,936	63,714
Oak Valley Bancorp	1,690	50,616
OceanFirst Financial Corp.	12,070	209,535
OFG Bancorp	9,260	347,065
Old National Bancorp	59,425	1,003,688
Old Second Bancorp, Inc.	9,439	145,738
Orange County Bancorp, Inc.	1,028	61,927
Origin Bancorp, Inc.	6,015	213,954
Orrstown Financial Services, Inc.	2,047	60,387
Pacific Premier Bancorp, Inc.	18,995	552,944
Park National Corp.	2,879	382,504
Parke Bancorp, Inc.	2,673	54,128
Pathward Financial, Inc.	5,103	270,102
PCB Bancorp	3,188	58,755
Peapack-Gladstone Financial Corp.	3,176	94,708
Penns Woods Bancorp, Inc.	1,834	41,283
Peoples Bancorp, Inc.	7,290	246,110
Peoples Financial Services Corp.	1,622	78,991
Plumas Bancorp	1,364	56,401
Ponce Financial Group, Inc. (A)	4,116	40,172
Preferred Bank	2,457	179,484
Premier Financial Corp.	6,921	166,796
Primis Financial Corp.	4,121	52,172
Princeton Bancorp, Inc.	933	33,495
Provident Financial Services, Inc.	14,730	265,582
QCR Holdings, Inc.	3,453	201,621
RBB Bancorp	2,717	51,732
Red River Bancshares, Inc.	1,012	56,783
Renasant Corp.	11,284	380,045
Republic Bancorp, Inc., Class A	1,763	97,247
S&T Bancorp, Inc.	8,291	277,085
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Sandy Spring Bancorp, Inc.	9,099	$247,857
Seacoast Banking Corp. of Florida	17,597	500,811
ServisFirst Bancshares, Inc.	10,635	708,610
Shore Bancshares, Inc.	6,443	91,813
Sierra Bancorp	2,794	63,005
Simmons First National Corp., Class A	24,624	488,540
SmartFinancial, Inc.	3,659	89,609
South Plains Financial, Inc.	2,814	81,493
Southern First Bancshares, Inc. (A)	2,105	78,096
Southern Missouri Bancorp, Inc.	1,998	106,673
Southern States Bancshares, Inc.	1,910	55,925
Southside Bancshares, Inc.	5,935	185,884
SouthState Corp.	15,218	1,285,153
Stellar Bancorp, Inc.	10,057	279,987
Stock Yards Bancorp, Inc.	5,702	293,596
Summit Financial Group, Inc.	2,093	64,234
Texas Capital Bancshares, Inc. (A)	9,863	637,446
The Bancorp, Inc. (A)	10,529	405,998
The Bank of NT Butterfield & Son, Ltd.	9,573	306,432
The First Bancorp, Inc.	2,627	74,134
The First Bancshares, Inc.	6,276	184,075
The First of Long Island Corp.	3,906	51,715
The Hingham Institution for Savings	331	64,346
Third Coast Bancshares, Inc. (A)	3,256	64,697
Timberland Bancorp, Inc.	1,397	43,950
Tompkins Financial Corp.	3,171	190,989
Towne Bank	14,408	428,782
TriCo Bancshares	6,399	274,965
Triumph Financial, Inc. (A)	4,661	373,719
Trustmark Corp.	12,621	351,873
UMB Financial Corp.	8,900	743,595
United Bankshares, Inc.	26,749	1,004,425
United Community Banks, Inc.	23,153	677,457
Unity Bancorp, Inc.	1,592	47,107
Univest Financial Corp.	6,184	136,234
USCB Financial Holdings, Inc. (A)	2,644	32,389
Valley National Bancorp	88,664	962,891
Veritex Holdings, Inc.	11,016	256,342
Virginia National Bankshares Corp.	857	29,464
WaFd, Inc.	13,039	429,765
Washington Trust Bancorp, Inc.	3,770	122,073
WesBanco, Inc.	11,864	372,174
West BanCorp, Inc.	3,821	81,005
Westamerica BanCorp	5,209	293,840
WSFS Financial Corp.	12,595	578,488
		49,366,017
Capital markets – 1.4%
AlTi Global, Inc. (A)(B)	4,304	37,703
Artisan Partners Asset Management, Inc., Class A	12,194	538,731
AssetMark Financial Holdings, Inc. (A)	4,726	141,544
B. Riley Financial, Inc.	3,924	82,365
Bakkt Holdings, Inc. (A)	15,717	35,049
BGC Group, Inc., Class A	73,336	529,486
Brightsphere Investment Group, Inc.	6,791	130,116
Cohen & Steers, Inc.	5,416	410,154
Diamond Hill Investment Group, Inc.	522	86,438
Donnelley Financial Solutions, Inc. (A)	5,117	319,147
Ellington Financial, Inc.	15,304	194,514
Forge Global Holdings, Inc. (A)	24,906	85,428
GCM Grosvenor, Inc., Class A (B)	9,818	87,969
Hamilton Lane, Inc., Class A	7,412	840,817
Moelis & Company, Class A	13,720	770,104
Open Lending Corp. (A)	21,109	179,638
P10, Inc., Class A	9,410	96,170

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Patria Investments, Ltd., Class A	11,481	$178,070
Perella Weinberg Partners	8,194	100,213
Piper Sandler Companies	3,566	623,586
PJT Partners, Inc., Class A	4,752	484,086
StepStone Group, Inc., Class A	11,413	363,276
StoneX Group, Inc. (A)	5,565	410,864
Victory Capital Holdings, Inc., Class A	5,136	176,884
Virtus Investment Partners, Inc.	1,408	340,398
WisdomTree, Inc.	28,958	200,679
		7,443,429
Consumer finance – 0.8%
Atlanticus Holdings Corp. (A)	1,091	42,189
Bread Financial Holdings, Inc.	10,327	340,171
Encore Capital Group, Inc. (A)	4,822	244,717
Enova International, Inc. (A)	5,883	325,683
FirstCash Holdings, Inc.	7,808	846,309
Green Dot Corp., Class A (A)	9,871	97,723
LendingClub Corp. (A)	22,543	197,026
LendingTree, Inc. (A)	2,547	77,225
Navient Corp.	17,398	323,951
Nelnet, Inc., Class A	2,667	235,283
NerdWallet, Inc., Class A (A)	7,553	111,180
PRA Group, Inc. (A)	8,297	217,381
PROG Holdings, Inc. (A)	8,929	275,995
Regional Management Corp.	1,948	48,856
Upstart Holdings, Inc. (A)(B)	14,940	610,448
World Acceptance Corp. (A)	810	105,729
		4,099,866
Financial services – 2.4%
Acacia Research Corp. (A)(B)	9,910	38,847
Alerus Financial Corp.	4,297	96,210
A-Mark Precious Metals, Inc. (B)	3,997	120,909
AvidXchange Holdings, Inc. (A)	31,150	385,949
Banco Latinoamericano de Comercio Exterior SA, Class E	5,779	142,972
Cannae Holdings, Inc. (A)	14,941	291,499
Cantaloupe, Inc. (A)	12,632	93,603
Cass Information Systems, Inc.	2,841	127,987
Compass Diversified Holdings	13,310	298,810
Enact Holdings, Inc.	6,042	174,553
Essent Group, Ltd.	21,331	1,124,997
EVERTEC, Inc.	13,419	549,374
Federal Agricultural Mortgage Corp., Class C	1,851	353,948
Flywire Corp. (A)	22,064	510,782
i3 Verticals, Inc., Class A (A)	4,882	103,352
International Money Express, Inc. (A)	6,531	144,270
Jackson Financial, Inc., Class A	16,914	865,997
Marqeta, Inc., Class A (A)	99,303	693,135
Merchants Bancorp	3,255	138,598
Mr. Cooper Group, Inc. (A)	13,219	860,821
NewtekOne, Inc. (B)	5,060	69,828
NMI Holdings, Inc., Class A (A)	16,395	486,604
Ocwen Financial Corp. (A)	1,635	50,293
PagSeguro Digital, Ltd., Class A (A)	41,153	513,178
Payoneer Global, Inc. (A)	55,499	289,150
Paysafe, Ltd. (A)	7,154	91,500
PennyMac Financial Services, Inc.	5,216	460,938
Radian Group, Inc.	32,208	919,538
Remitly Global, Inc. (A)	27,564	535,293
Repay Holdings Corp. (A)	17,075	145,821
StoneCo, Ltd., Class A (A)	60,105	1,083,693
TrustCo Bank Corp. NY	3,886	120,660
Velocity Financial, Inc. (A)	1,690	29,102
Walker & Dunlop, Inc.	6,621	734,997
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
Waterstone Financial, Inc.	4,725	$67,095
		12,714,303
Insurance – 1.7%
Ambac Financial Group, Inc. (A)	9,022	148,683
American Coastal Insurance Corp. (A)	3,982	37,670
American Equity Investment Life Holding Company (A)	16,275	908,145
AMERISAFE, Inc.	3,946	184,594
BRP Group, Inc., Class A (A)	12,458	299,241
CNO Financial Group, Inc.	22,128	617,371
Crawford & Company, Class A	2,736	36,060
Donegal Group, Inc., Class A	5,394	75,462
eHealth, Inc. (A)	5,591	48,754
Employers Holdings, Inc.	5,408	213,075
Enstar Group, Ltd. (A)	2,502	736,464
F&G Annuities & Life, Inc.	3,937	181,102
Fidelis Insurance Holdings, Ltd. (A)	3,367	42,660
Genworth Financial, Inc., Class A (A)	94,621	632,068
Goosehead Insurance, Inc., Class A (A)	4,486	340,039
Greenlight Capital Re, Ltd., Class A (A)	6,535	74,630
HCI Group, Inc.	1,442	126,031
Horace Mann Educators Corp.	8,312	271,802
Investors Title Company	219	35,509
James River Group Holdings, Ltd.	8,071	74,576
Lemonade, Inc. (A)(B)	10,734	173,139
MBIA, Inc. (A)	9,297	56,898
Mercury General Corp.	5,744	214,309
National Western Life Group, Inc., Class A	474	228,951
Oscar Health, Inc., Class A (A)	32,410	296,552
Palomar Holdings, Inc. (A)	5,115	283,883
ProAssurance Corp.	11,658	160,764
Safety Insurance Group, Inc.	2,947	223,943
Selective Insurance Group, Inc.	12,395	1,233,055
SelectQuote, Inc. (A)	30,486	41,766
SiriusPoint, Ltd. (A)	14,056	163,050
Skyward Specialty Insurance Group, Inc. (A)	4,704	159,372
Stewart Information Services Corp.	5,479	321,891
Tiptree, Inc.	5,642	106,972
Trupanion, Inc. (A)(B)	8,434	257,321
United Fire Group, Inc.	4,686	94,282
Universal Insurance Holdings, Inc.	5,596	89,424
		9,189,508
Mortgage real estate investment trusts – 1.1%
AFC Gamma, Inc.	4,173	50,201
Angel Oak Mortgage REIT, Inc.	2,544	26,966
Apollo Commercial Real Estate Finance, Inc.	28,259	331,761
Arbor Realty Trust, Inc.	38,201	579,891
Ares Commercial Real Estate Corp.	10,459	108,355
ARMOUR Residential REIT, Inc.	10,470	202,280
Blackstone Mortgage Trust, Inc., Class A	34,820	740,621
BrightSpire Capital, Inc.	26,993	200,828
Chicago Atlantic Real Estate Finance, Inc.	3,908	63,231
Chimera Investment Corp.	47,223	235,643
Claros Mortgage Trust, Inc.	18,982	258,725
Dynex Capital, Inc.	10,947	137,056
Franklin BSP Realty Trust, Inc.	16,726	225,968
Granite Point Mortgage Trust, Inc.	11,808	70,140
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	21,455	591,729
Invesco Mortgage Capital, Inc.	8,973	79,501
KKR Real Estate Finance Trust, Inc.	11,811	156,260
Ladder Capital Corp.	22,653	260,736
MFA Financial, Inc.	20,848	234,957

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
New York Mortgage Trust, Inc.	19,143	$163,290
Orchid Island Capital, Inc.	11,594	97,737
PennyMac Mortgage Investment Trust	17,833	266,603
Ready Capital Corp.	32,308	331,157
Redwood Trust, Inc.	23,338	172,935
TPG RE Finance Trust, Inc.	15,243	99,080
Two Harbors Investment Corp.	19,867	276,747
		5,962,398
		88,775,521
Health care – 14.9%
Biotechnology – 7.3%
2seventy bio, Inc. (A)(B)	10,848	46,321
4D Molecular Therapeutics, Inc. (A)	7,933	160,723
89bio, Inc. (A)	12,862	143,669
ACADIA Pharmaceuticals, Inc. (A)	25,076	785,130
ACELYRIN, Inc. (A)(B)	6,701	49,989
Achillion Pharmaceuticals, Inc. (A)(C)	38,157	57,979
ADMA Biologics, Inc. (A)	44,639	201,768
Aduro Biotech, Inc. (A)(C)	4,010	9,932
Aerovate Therapeutics, Inc. (A)	2,155	48,768
Agenus, Inc. (A)	74,302	61,515
Agios Pharmaceuticals, Inc. (A)	11,712	260,826
Akero Therapeutics, Inc. (A)	10,394	242,700
Albireo Pharma, Inc. (A)(C)	3,774	8,114
Aldeyra Therapeutics, Inc. (A)	10,000	35,100
Alector, Inc. (A)	13,917	111,058
Alkermes PLC (A)	34,348	952,814
Allakos, Inc. (A)	14,792	40,382
Allogene Therapeutics, Inc. (A)(B)	18,056	57,960
Allovir, Inc. (A)(B)	13,299	9,041
Alpine Immune Sciences, Inc. (A)	7,148	136,241
Altimmune, Inc. (A)(B)	11,069	124,526
ALX Oncology Holdings, Inc. (A)	5,735	85,394
Amicus Therapeutics, Inc. (A)	58,079	824,141
AnaptysBio, Inc. (A)	4,055	86,858
Anavex Life Sciences Corp. (A)(B)	14,971	139,380
Anika Therapeutics, Inc. (A)	3,300	74,778
Annexon, Inc. (A)	10,670	48,442
Apogee Therapeutics, Inc. (A)	4,570	127,686
Arbutus Biopharma Corp. (A)(B)	28,399	70,998
Arcellx, Inc. (A)	7,851	435,731
Arcturus Therapeutics Holdings, Inc. (A)	4,862	153,299
Arcus Biosciences, Inc. (A)	11,062	211,284
Arcutis Biotherapeutics, Inc. (A)(B)	19,007	61,393
Ardelyx, Inc. (A)	48,192	298,790
Arrowhead Pharmaceuticals, Inc. (A)	21,212	649,087
Astria Therapeutics, Inc. (A)	9,096	69,857
Atara Biotherapeutics, Inc. (A)	23,063	11,827
Aura Biosciences, Inc. (A)	6,210	55,021
Aurinia Pharmaceuticals, Inc. (A)(B)	28,501	256,224
Avid Bioservices, Inc. (A)	13,142	85,423
Avidity Biosciences, Inc. (A)	14,848	134,374
Avita Medical, Inc. (A)	5,480	75,186
Beam Therapeutics, Inc. (A)(B)	15,194	413,581
BioCryst Pharmaceuticals, Inc. (A)	39,638	237,432
Biohaven, Ltd. (A)	14,064	601,939
Biomea Fusion, Inc. (A)(B)	4,134	60,026
Bluebird Bio, Inc. (A)	23,449	32,360
Blueprint Medicines Corp. (A)	12,616	1,163,700
Bridgebio Pharma, Inc. (A)	23,826	961,856
Cabaletta Bio, Inc. (A)	7,006	159,036
CareDx, Inc. (A)	11,372	136,464
Caribou Biosciences, Inc. (A)	18,069	103,535
Carisma Therapeutics, Inc. (B)	6,163	18,058
Catalyst Pharmaceuticals, Inc. (A)	20,298	341,209
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Celcuity, Inc. (A)	3,995	$58,207
Celldex Therapeutics, Inc. (A)	9,675	383,711
Cerevel Therapeutics Holdings, Inc. (A)	14,508	615,139
Chinook Therapeutics, Inc. (A)(C)	12,035	4,694
Cogent Biosciences, Inc. (A)	16,248	95,538
Coherus Biosciences, Inc. (A)(B)	19,758	65,794
Compass Therapeutics, Inc. (A)	20,318	31,696
Crinetics Pharmaceuticals, Inc. (A)	13,654	485,809
Cullinan Oncology, Inc. (A)	5,626	57,329
Cytokinetics, Inc. (A)	19,297	1,611,107
Day One Biopharmaceuticals, Inc. (A)	12,647	184,646
Deciphera Pharmaceuticals, Inc. (A)	11,064	178,462
Denali Therapeutics, Inc. (A)	24,519	526,178
Disc Medicine, Inc. (A)	1,806	104,315
Dynavax Technologies Corp. (A)	26,915	376,272
Dyne Therapeutics, Inc. (A)	9,127	121,389
Eagle Pharmaceuticals, Inc. (A)	2,442	12,772
Editas Medicine, Inc. (A)	17,518	177,457
Enanta Pharmaceuticals, Inc. (A)	4,449	41,865
Entrada Therapeutics, Inc. (A)	4,747	71,632
Erasca, Inc. (A)	19,311	41,132
Fate Therapeutics, Inc. (A)	18,554	69,392
Fennec Pharmaceuticals, Inc. (A)	4,711	52,857
Foghorn Therapeutics, Inc. (A)	4,953	31,947
Genelux Corp. (A)	3,799	53,224
Generation Bio Company (A)	10,224	16,870
Geron Corp. (A)	103,630	218,659
Gritstone bio, Inc. (A)	19,793	40,378
Halozyme Therapeutics, Inc. (A)	26,644	984,762
Heron Therapeutics, Inc. (A)	23,144	39,345
HilleVax, Inc. (A)	6,076	97,520
Humacyte, Inc. (A)(B)	15,084	42,839
Icosavax, Inc. (A)	6,029	95,017
Ideaya Biosciences, Inc. (A)	12,428	442,188
Immuneering Corp., Class A (A)(B)	4,640	34,104
ImmunityBio, Inc. (A)(B)	28,520	143,170
ImmunoGen, Inc. (A)	49,092	1,455,578
Immunovant, Inc. (A)	11,295	475,858
Inhibrx, Inc. (A)	7,250	275,500
Inozyme Pharma, Inc. (A)	12,816	54,596
Insmed, Inc. (A)	28,744	890,777
Intellia Therapeutics, Inc. (A)	18,326	558,760
Iovance Biotherapeutics, Inc. (A)	46,623	379,045
Ironwood Pharmaceuticals, Inc. (A)	28,595	327,127
iTeos Therapeutics, Inc. (A)	5,452	59,699
Janux Therapeutics, Inc. (A)(B)	3,989	42,802
KalVista Pharmaceuticals, Inc. (A)(B)	7,571	92,745
Keros Therapeutics, Inc. (A)	4,721	187,707
Kezar Life Sciences, Inc. (A)	17,702	16,771
Kiniksa Pharmaceuticals, Ltd., Class A (A)	6,876	120,605
Krystal Biotech, Inc. (A)	4,482	556,037
Kura Oncology, Inc. (A)	15,602	224,357
Kymera Therapeutics, Inc. (A)	7,969	202,891
Lineage Cell Therapeutics, Inc. (A)	32,559	35,489
Lyell Immunopharma, Inc. (A)(B)	36,975	71,732
MacroGenics, Inc. (A)	11,795	113,468
Madrigal Pharmaceuticals, Inc. (A)	3,064	708,948
MannKind Corp. (A)	54,004	196,575
MeiraGTx Holdings PLC (A)	7,764	54,503
Merrimack Pharmaceuticals, Inc. (A)	2,411	32,332
Mersana Therapeutics, Inc. (A)	22,020	51,086
MiMedx Group, Inc. (A)	24,011	210,576
Mineralys Therapeutics, Inc. (A)(B)	6,554	56,364
Mirum Pharmaceuticals, Inc. (A)	4,937	145,740
Monte Rosa Therapeutics, Inc. (A)	7,194	40,646

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Morphic Holding, Inc. (A)	7,887	$227,777
Mural Oncology PLC (A)	3,434	20,329
Myriad Genetics, Inc. (A)	16,784	321,246
Novavax, Inc. (A)(B)	18,509	88,843
Nurix Therapeutics, Inc. (A)	10,348	106,791
Nuvalent, Inc., Class A (A)	5,438	400,182
Nuvectis Pharma, Inc. (A)(B)	1,476	12,310
Olema Pharmaceuticals, Inc. (A)	6,219	87,253
Omega Therapeutics, Inc. (A)(B)	5,661	17,040
Organogenesis Holdings, Inc. (A)	16,693	68,274
ORIC Pharmaceuticals, Inc. (A)	8,746	80,463
Ovid therapeutics, Inc. (A)	13,880	44,694
PDL BioPharma, Inc. (A)(C)	28,581	23,151
PDS Biotechnology Corp. (A)	6,461	32,111
Poseida Therapeutics, Inc. (A)	16,114	54,143
Prime Medicine, Inc. (A)(B)	8,376	74,211
Protagonist Therapeutics, Inc. (A)	11,536	264,520
Prothena Corp. PLC (A)	8,591	312,197
PTC Therapeutics, Inc. (A)	14,679	404,553
Radius Health, Inc. (A)(C)	9,985	799
RAPT Therapeutics, Inc. (A)	6,236	154,965
RayzeBio, Inc. (A)	4,396	273,299
Recursion Pharmaceuticals, Inc., Class A (A)(B)	28,673	282,716
REGENXBIO, Inc. (A)	8,729	156,686
Relay Therapeutics, Inc. (A)	18,995	209,135
Replimune Group, Inc. (A)	12,014	101,278
REVOLUTION Medicines, Inc. (A)	29,833	855,610
Rhythm Pharmaceuticals, Inc. (A)	10,752	494,269
Rigel Pharmaceuticals, Inc. (A)	38,466	55,776
Rocket Pharmaceuticals, Inc. (A)	13,020	390,209
Sage Therapeutics, Inc. (A)	10,992	238,197
Sana Biotechnology, Inc. (A)(B)	20,207	82,445
Sangamo Therapeutics, Inc. (A)	35,760	19,428
Savara, Inc. (A)	17,905	84,154
Scholar Rock Holding Corp. (A)(B)	11,549	217,121
SpringWorks Therapeutics, Inc. (A)	14,023	511,840
Stoke Therapeutics, Inc. (A)(B)	6,129	32,239
Summit Therapeutics, Inc. (A)	24,921	65,044
Sutro Biopharma, Inc. (A)	13,918	59,708
Syndax Pharmaceuticals, Inc. (A)	13,814	298,521
Synergy Pharmaceuticals, Inc. (A)(C)	80,513	233
Tango Therapeutics, Inc. (A)	9,130	90,387
TG Therapeutics, Inc. (A)(B)	28,436	485,687
Travere Therapeutics, Inc. (A)	15,271	137,286
Twist Bioscience Corp. (A)	11,960	440,846
Tyra Biosciences, Inc. (A)	3,238	44,846
UroGen Pharma, Ltd. (A)(B)	5,823	87,345
Vanda Pharmaceuticals, Inc. (A)	12,383	52,256
Vaxcyte, Inc. (A)	19,380	1,217,064
Vera Therapeutics, Inc. (A)	7,295	112,197
Veracyte, Inc. (A)	15,175	417,464
Vericel Corp. (A)	9,950	354,320
Verve Therapeutics, Inc. (A)	10,749	149,841
Vigil Neuroscience, Inc. (A)	3,406	11,512
Viking Therapeutics, Inc. (A)	19,907	370,469
Vir Biotechnology, Inc. (A)	17,358	174,621
Viridian Therapeutics, Inc. (A)	8,819	192,078
Voyager Therapeutics, Inc. (A)	6,848	57,797
Xencor, Inc. (A)	12,149	257,923
Y-mAbs Therapeutics, Inc. (A)	8,226	56,101
Zentalis Pharmaceuticals, Inc. (A)	11,656	176,588
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Zymeworks, Inc. (A)	11,532	$119,817
		39,204,860
Health care equipment and supplies – 2.7%
Accuray, Inc. (A)	20,909	59,172
Alphatec Holdings, Inc. (A)	18,816	284,310
AngioDynamics, Inc. (A)	8,324	65,260
Artivion, Inc. (A)	8,508	152,123
AtriCure, Inc. (A)	9,672	345,194
Atrion Corp.	287	108,713
Avanos Medical, Inc. (A)	9,573	214,722
Axogen, Inc. (A)	9,326	63,697
Axonics, Inc. (A)	10,194	634,373
Butterfly Network, Inc. (A)(B)	31,271	33,773
Cerus Corp. (A)	39,654	85,653
ClearPoint Neuro, Inc. (A)(B)	5,627	38,207
CONMED Corp.	6,280	687,723
Cutera, Inc. (A)(B)	3,789	13,356
CVRx, Inc. (A)	1,964	61,748
Embecta Corp.	11,828	223,904
Glaukos Corp. (A)	9,706	771,530
Haemonetics Corp. (A)	10,319	882,378
Inari Medical, Inc. (A)	11,070	718,664
Inmode, Ltd. (A)	15,714	349,479
Inogen, Inc. (A)	5,434	29,833
Integer Holdings Corp. (A)	6,839	677,608
iRadimed Corp.	1,590	75,477
iRhythm Technologies, Inc. (A)	6,361	680,881
Lantheus Holdings, Inc. (A)	14,062	871,844
LeMaitre Vascular, Inc.	4,085	231,865
LivaNova PLC (A)	11,251	582,127
Merit Medical Systems, Inc. (A)	11,727	890,783
Nano-X Imaging, Ltd. (A)(B)	9,578	61,012
Neogen Corp. (A)	45,207	909,113
Nevro Corp. (A)	7,422	159,721
Omnicell, Inc. (A)	9,328	351,013
OraSure Technologies, Inc. (A)	15,607	127,977
Orchestra BioMed Holdings, Inc. (A)	3,034	27,700
Orthofix Medical, Inc. (A)	7,524	101,424
OrthoPediatrics Corp. (A)	3,341	108,616
Outset Medical, Inc. (A)	10,364	56,069
Paragon 28, Inc. (A)	9,182	114,132
PROCEPT BioRobotics Corp. (A)	8,341	349,571
Pulmonx Corp. (A)	7,865	100,279
Pulse Biosciences, Inc. (A)	3,344	40,931
RxSight, Inc. (A)	5,729	230,993
Sanara Medtech, Inc. (A)	930	38,223
Semler Scientific, Inc. (A)	865	38,311
SI-BONE, Inc. (A)	8,275	173,692
Silk Road Medical, Inc. (A)	8,048	98,749
STAAR Surgical Company (A)	9,965	311,008
Surmodics, Inc. (A)	3,110	113,049
Tactile Systems Technology, Inc. (A)	4,939	70,628
TransMedics Group, Inc. (A)	6,579	519,280
Treace Medical Concepts, Inc. (A)	9,386	119,672
UFP Technologies, Inc. (A)	1,462	251,522
Utah Medical Products, Inc.	740	62,323
Varex Imaging Corp. (A)	8,171	167,506
Zimvie, Inc. (A)	5,737	101,832
		14,638,743
Health care providers and services – 2.4%
23andMe Holding Company, Class A (A)	57,787	52,788
Accolade, Inc. (A)	13,967	167,744
AdaptHealth Corp. (A)	21,373	155,809
Addus HomeCare Corp. (A)	3,228	299,720
Agiliti, Inc. (A)	6,277	49,714

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Alignment Healthcare, Inc. (A)	18,588	$160,043
AMN Healthcare Services, Inc. (A)	7,913	592,525
Apollo Medical Holdings, Inc. (A)	8,947	342,670
Aveanna Healthcare Holdings, Inc. (A)	10,376	27,808
Brookdale Senior Living, Inc. (A)	37,596	218,809
CareMax, Inc. (A)	17,557	8,747
Castle Biosciences, Inc. (A)	5,554	119,855
Community Health Systems, Inc. (A)	26,765	83,774
CorVel Corp. (A)	1,797	444,236
Cross Country Healthcare, Inc. (A)	7,115	161,084
DocGo, Inc. (A)	16,361	91,458
Enhabit, Inc. (A)	10,661	110,341
Fulgent Genetics, Inc. (A)	4,290	124,024
Guardant Health, Inc. (A)	23,053	623,584
HealthEquity, Inc. (A)	17,411	1,154,349
Hims & Hers Health, Inc. (A)	25,751	229,184
InfuSystem Holdings, Inc. (A)	4,446	46,861
Invitae Corp. (A)(B)	57,713	36,175
LifeStance Health Group, Inc. (A)(B)	22,222	173,998
ModivCare, Inc. (A)	2,728	120,005
National HealthCare Corp.	2,483	229,479
National Research Corp.	3,022	119,550
NeoGenomics, Inc. (A)	26,463	428,171
OPKO Health, Inc. (A)	86,860	131,159
Option Care Health, Inc. (A)	34,159	1,150,817
Owens & Minor, Inc. (A)	15,589	300,400
P3 Health Partners, Inc. (A)	9,337	13,165
Patterson Companies, Inc.	17,360	493,892
Pediatrix Medical Group, Inc. (A)	17,463	162,406
PetIQ, Inc. (A)	5,960	117,710
Privia Health Group, Inc. (A)	23,098	531,947
Progyny, Inc. (A)	16,300	606,034
Quipt Home Medical Corp. (A)	9,436	48,029
RadNet, Inc. (A)	12,126	421,621
Select Medical Holdings Corp.	21,379	502,407
Surgery Partners, Inc. (A)	15,350	491,047
The Ensign Group, Inc.	11,007	1,235,095
The Joint Corp. (A)	3,588	34,481
The Pennant Group, Inc. (A)	6,435	89,575
US Physical Therapy, Inc.	3,042	283,332
Viemed Healthcare, Inc. (A)	7,642	59,990
		13,045,612
Health care technology – 0.5%
American Well Corp., Class A (A)	52,950	78,896
Computer Programs and Systems, Inc. (A)	3,141	35,179
Definitive Healthcare Corp. (A)	9,782	97,233
Evolent Health, Inc., Class A (A)	22,797	752,985
Health Catalyst, Inc. (A)	11,974	110,879
HealthStream, Inc.	5,066	136,934
MultiPlan Corp. (A)	79,993	115,190
OptimizeRx Corp. (A)	3,973	56,854
Phreesia, Inc. (A)	10,623	245,922
Schrodinger, Inc. (A)	11,361	406,724
Sharecare, Inc. (A)	66,380	71,690
Simulations Plus, Inc.	3,347	149,778
Veradigm, Inc. (A)	22,427	235,259
		2,493,523
Life sciences tools and services – 0.3%
Adaptive Biotechnologies Corp. (A)	24,284	118,992
Akoya Biosciences, Inc. (A)	6,182	30,168
BioLife Solutions, Inc. (A)	7,377	119,876
Codexis, Inc. (A)	16,822	51,307
CryoPort, Inc. (A)	9,189	142,338
Cytek Biosciences, Inc. (A)	25,464	232,232
Harvard Bioscience, Inc. (A)	8,949	47,877
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
MaxCyte, Inc. (A)	19,370	$91,039
Mesa Laboratories, Inc.	1,096	114,828
NanoString Technologies, Inc. (A)(B)	11,487	8,597
OmniAb, Inc. (A)	20,475	126,331
OmniAb, Inc., $12.50 Earnout Shares (A)(C)	1,176	0
OmniAb, Inc., $15.00 Earnout Shares (A)(C)	1,176	0
Pacific Biosciences of California, Inc. (A)	52,240	512,474
Quanterix Corp. (A)	7,457	203,874
Quantum-Si, Inc. (A)(B)	24,143	48,527
SomaLogic, Inc. (A)	34,769	87,966
		1,936,426
Pharmaceuticals – 1.7%
Aclaris Therapeutics, Inc. (A)	14,788	15,527
Amneal Pharmaceuticals, Inc. (A)	26,698	162,057
Amphastar Pharmaceuticals, Inc. (A)	7,906	488,986
Amylyx Pharmaceuticals, Inc. (A)	10,635	156,547
ANI Pharmaceuticals, Inc. (A)	3,144	173,360
Arvinas, Inc. (A)	10,367	426,706
Assertio Holdings, Inc. (A)(B)	16,090	17,216
Atea Pharmaceuticals, Inc. (A)	17,550	53,528
Axsome Therapeutics, Inc. (A)(B)	7,413	590,001
Cara Therapeutics, Inc. (A)	11,861	8,813
Cassava Sciences, Inc. (A)(B)	8,295	186,720
CinCor Pharma, Inc. (A)(C)	5,189	15,878
Collegium Pharmaceutical, Inc. (A)	7,284	224,202
Corcept Therapeutics, Inc. (A)	16,688	542,026
CorMedix, Inc. (A)(B)	10,474	39,382
CymaBay Therapeutics, Inc. (A)	23,134	546,425
Edgewise Therapeutics, Inc. (A)	9,416	103,011
Enliven Therapeutics, Inc. (A)(B)	5,028	69,588
Evolus, Inc. (A)	9,227	97,160
EyePoint Pharmaceuticals, Inc. (A)(B)	5,965	137,851
Harmony Biosciences Holdings, Inc. (A)	6,902	222,935
Harrow, Inc. (A)(B)	5,839	65,397
Innoviva, Inc. (A)	12,829	205,777
Intra-Cellular Therapies, Inc. (A)	19,098	1,367,799
Ligand Pharmaceuticals, Inc. (A)	3,472	247,970
Liquidia Corp. (A)	10,444	125,641
Marinus Pharmaceuticals, Inc. (A)	10,781	117,189
Neumora Therapeutics, Inc. (A)	3,629	61,874
Nuvation Bio, Inc. (A)	36,610	55,281
Ocular Therapeutix, Inc. (A)	17,063	76,101
Omeros Corp. (A)(B)	13,375	43,736
Pacira BioSciences, Inc. (A)	9,479	319,821
Phathom Pharmaceuticals, Inc. (A)(B)	6,338	57,866
Phibro Animal Health Corp., Class A	4,931	57,101
Pliant Therapeutics, Inc. (A)	11,791	213,535
Prestige Consumer Healthcare, Inc. (A)	10,230	626,281
Revance Therapeutics, Inc. (A)	17,297	152,041
Scilex Holding Company (A)	11,186	22,819
scPharmaceuticals, Inc. (A)(B)	6,543	41,025
SIGA Technologies, Inc.	10,137	56,767
Supernus Pharmaceuticals, Inc. (A)	10,296	297,966
Taro Pharmaceutical Industries, Ltd. (A)	1,759	73,491
Tarsus Pharmaceuticals, Inc. (A)	6,250	126,563
Terns Pharmaceuticals, Inc. (A)(B)	9,106	59,098
Theravance Biopharma, Inc. (A)(B)	11,397	128,102
Third Harmonic Bio, Inc. (A)	4,479	49,135
WaVe Life Sciences, Ltd. (A)	13,563	68,493
Xeris Biopharma Holdings, Inc. (A)	29,385	69,055
Zevra Therapeutics, Inc. (A)	8,704	57,011
		9,120,854
		80,440,018

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Industrials – 16.4%
Aerospace and defense – 0.8%
AAR Corp. (A)	6,576	$410,342
AeroVironment, Inc. (A)	5,347	673,936
AerSale Corp. (A)	5,421	68,820
Archer Aviation, Inc., Class A (A)	32,112	197,168
Astronics Corp. (A)	5,579	97,186
Cadre Holdings, Inc.	4,130	135,836
Ducommun, Inc. (A)	2,740	142,644
Kaman Corp.	5,948	142,455
Kratos Defense & Security Solutions, Inc. (A)	26,173	531,050
Leonardo DRS, Inc. (A)	13,992	280,400
Moog, Inc., Class A	5,803	840,158
National Presto Industries, Inc.	1,060	85,097
Park Aerospace Corp.	4,551	66,900
Rocket Lab USA, Inc. (A)	58,371	322,792
Triumph Group, Inc. (A)	13,459	223,150
V2X, Inc. (A)	2,423	112,524
Virgin Galactic Holdings, Inc. (A)	69,705	170,777
		4,501,235
Air freight and logistics – 0.2%
Air Transport Services Group, Inc. (A)	11,800	207,798
Forward Air Corp.	5,390	338,869
Hub Group, Inc., Class A (A)	6,367	585,382
Radiant Logistics, Inc. (A)	8,887	59,010
		1,191,059
Building products – 2.0%
AAON, Inc.	14,014	1,035,214
American Woodmark Corp. (A)	3,388	314,576
Apogee Enterprises, Inc.	4,631	247,342
AZZ, Inc.	5,131	298,060
CSW Industrials, Inc.	3,176	658,734
Gibraltar Industries, Inc. (A)	6,026	475,933
Griffon Corp.	8,239	502,167
Insteel Industries, Inc.	3,991	152,815
Janus International Group, Inc. (A)	17,829	232,668
JELD-WEN Holding, Inc. (A)	17,885	337,669
Masonite International Corp. (A)	4,592	388,759
Masterbrand, Inc. (A)	27,061	401,856
PGT Innovations, Inc. (A)	11,417	464,672
Quanex Building Products Corp.	6,999	213,959
Resideo Technologies, Inc. (A)	30,362	571,413
Simpson Manufacturing Company, Inc.	8,849	1,751,925
UFP Industries, Inc.	12,295	1,543,637
Zurn Elkay Water Solutions Corp.	30,525	897,740
		10,489,139
Commercial services and supplies – 1.5%
ABM Industries, Inc.	13,580	608,791
ACCO Brands Corp.	19,840	120,627
ACV Auctions, Inc., Class A (A)	26,480	401,172
Aris Water Solutions, Inc., Class A	6,955	58,352
BrightView Holdings, Inc. (A)	9,396	79,114
Casella Waste Systems, Inc., Class A (A)	11,726	1,002,104
CECO Environmental Corp. (A)	6,628	134,416
Cimpress PLC (A)	3,744	299,707
CoreCivic, Inc. (A)	23,565	342,399
Deluxe Corp.	9,002	193,093
Ennis, Inc.	5,413	118,599
Enviri Corp. (A)	17,248	155,232
Healthcare Services Group, Inc. (A)	15,795	163,794
HNI Corp.	9,675	404,705
Interface, Inc.	10,757	135,753
Li-Cycle Holdings Corp. (A)	29,577	17,297
Liquidity Services, Inc. (A)	5,311	91,402
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Matthews International Corp., Class A	6,186	$226,717
MillerKnoll, Inc.	15,003	400,280
Montrose Environmental Group, Inc. (A)	5,899	189,535
OPENLANE, Inc. (A)	22,424	332,099
Performant Financial Corp. (A)	15,655	48,922
Pitney Bowes, Inc.	37,095	163,218
Quad/Graphics, Inc. (A)	5,928	32,130
SP Plus Corp. (A)	4,120	211,150
Steelcase, Inc., Class A	19,007	256,975
The Brink's Company	9,274	815,648
The GEO Group, Inc. (A)	23,993	259,844
UniFirst Corp.	3,067	560,985
Viad Corp. (A)	4,456	161,307
VSE Corp.	2,652	171,346
		8,156,713
Construction and engineering – 1.6%
Ameresco, Inc., Class A (A)	6,692	211,936
API Group Corp. (A)	41,770	1,445,242
Arcosa, Inc.	9,987	825,326
Argan, Inc.	2,694	126,052
Bowman Consulting Group, Ltd. (A)	2,311	82,087
Comfort Systems USA, Inc.	7,303	1,502,008
Concrete Pumping Holdings, Inc. (A)	6,125	50,225
Construction Partners, Inc., Class A (A)	8,479	369,006
Dycom Industries, Inc. (A)	5,900	679,031
Fluor Corp. (A)	28,963	1,134,481
Granite Construction, Inc.	9,047	460,130
Great Lakes Dredge & Dock Corp. (A)	14,555	111,782
IES Holdings, Inc. (A)	1,802	142,754
Limbach Holdings, Inc. (A)	2,060	93,668
MYR Group, Inc. (A)	3,413	493,622
Northwest Pipe Company (A)	2,307	69,810
Primoris Services Corp.	10,981	364,679
Sterling Infrastructure, Inc. (A)	6,217	546,661
Tutor Perini Corp. (A)	9,966	90,691
		8,799,191
Electrical equipment – 1.3%
Allient, Inc.	3,112	94,014
Array Technologies, Inc. (A)	31,322	526,210
Atkore, Inc. (A)	7,691	1,230,560
Blink Charging Company (A)(B)	10,486	35,548
Bloom Energy Corp., Class A (A)(B)	39,930	590,964
Encore Wire Corp.	3,028	646,781
Energy Vault Holdings, Inc. (A)	21,237	49,482
EnerSys	8,500	858,160
Enovix Corp. (A)(B)	28,505	356,883
Eos Energy Enterprises, Inc. (A)(B)	23,232	25,323
Fluence Energy, Inc. (A)	12,017	286,605
FTC Solar, Inc. (A)(B)	14,832	10,276
FuelCell Energy, Inc. (A)	101,093	161,749
GrafTech International, Ltd.	40,843	89,446
LSI Industries, Inc.	5,709	80,383
NEXTracker, Inc., Class A (A)	10,125	474,356
NuScale Power Corp. (A)(B)	11,863	39,029
Powell Industries, Inc.	1,943	171,761
Preformed Line Products Company	547	73,221
SES AI Corp. (A)	29,307	53,632
Shoals Technologies Group, Inc., Class A (A)	35,375	549,728
Stem, Inc. (A)(B)	30,154	116,998
SunPower Corp. (A)(B)	18,297	88,375
Thermon Group Holdings, Inc. (A)	7,202	234,569
TPI Composites, Inc. (A)(B)	9,324	38,601

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Vicor Corp. (A)	4,681	$210,364
		7,093,018
Ground transportation – 0.5%
ArcBest Corp.	4,933	592,996
Covenant Logistics Group, Inc.	1,760	81,030
Daseke, Inc. (A)	9,248	74,909
FTAI Infrastructure, Inc.	23,466	91,283
Heartland Express, Inc.	9,685	138,108
Marten Transport, Ltd.	11,807	247,711
PAM Transportation Services, Inc. (A)	1,521	31,606
RXO, Inc. (A)	24,083	560,171
TuSimple Holdings, Inc., Class A (A)	36,896	32,387
Universal Logistics Holdings, Inc.	1,469	41,161
Werner Enterprises, Inc.	12,877	545,598
		2,436,960
Industrial conglomerates – 0.0%
Brookfield Business Corp., Class A	5,440	126,643
Machinery – 3.4%
374Water, Inc. (A)(B)	13,926	19,775
3D Systems Corp. (A)	26,824	170,332
Alamo Group, Inc.	2,062	433,412
Albany International Corp., Class A	6,492	637,644
Astec Industries, Inc.	4,873	181,276
Barnes Group, Inc.	10,684	348,619
Blue Bird Corp. (A)	5,087	137,146
Chart Industries, Inc. (A)	8,887	1,211,565
Columbus McKinnon Corp.	5,878	229,360
Commercial Vehicle Group, Inc. (A)	7,280	51,033
Desktop Metal, Inc., Class A (A)(B)	60,154	45,176
Douglas Dynamics, Inc.	4,862	144,304
Energy Recovery, Inc. (A)	11,622	218,958
Enerpac Tool Group Corp.	11,191	347,928
Enpro, Inc.	4,313	676,020
ESCO Technologies, Inc.	5,254	614,876
Federal Signal Corp.	12,326	945,897
Franklin Electric Company, Inc.	9,495	917,692
Gencor Industries, Inc. (A)	2,569	41,464
Helios Technologies, Inc.	6,828	309,650
Hillenbrand, Inc.	14,223	680,571
Hillman Solutions Corp. (A)	40,500	373,005
Hyster-Yale Materials Handling, Inc.	2,309	143,597
John Bean Technologies Corp.	6,565	652,889
Kadant, Inc.	2,391	670,221
Kennametal, Inc.	16,379	422,414
Lindsay Corp.	2,270	293,193
Luxfer Holdings PLC	6,350	56,769
Mayville Engineering Company, Inc. (A)	2,786	40,174
Microvast Holdings, Inc. (A)(B)	19,918	27,885
Miller Industries, Inc.	2,440	103,188
Mueller Industries, Inc.	23,070	1,087,751
Mueller Water Products, Inc., Class A	32,015	461,016
Nikola Corp. (A)	126,799	110,924
Omega Flex, Inc.	712	50,203
Park-Ohio Holdings Corp.	2,066	55,699
Proto Labs, Inc. (A)	5,586	217,631
REV Group, Inc.	6,961	126,481
SPX Technologies, Inc. (A)	9,118	921,009
Standex International Corp.	2,392	378,845
Tennant Company	3,795	351,759
Terex Corp.	13,547	778,411
The Gorman-Rupp Company	4,908	174,381
The Greenbrier Companies, Inc.	6,511	287,656
The Manitowoc Company, Inc. (A)	7,170	119,667
The Shyft Group, Inc.	7,261	88,729
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Titan International, Inc. (A)	11,050	$164,424
Trinity Industries, Inc.	16,728	444,798
Velo3D, Inc. (A)	20,462	8,136
Wabash National Corp.	9,750	249,795
Watts Water Technologies, Inc., Class A	5,364	1,117,536
		18,340,884
Marine transportation – 0.3%
Costamare, Inc.	9,227	96,053
Eagle Bulk Shipping, Inc. (B)	1,965	108,861
Genco Shipping & Trading, Ltd.	8,324	138,095
Golden Ocean Group, Ltd.	25,221	246,157
Himalaya Shipping, Ltd. (A)	6,769	45,758
Matson, Inc.	6,941	760,734
Pangaea Logistics Solutions, Ltd.	8,339	68,713
Safe Bulkers, Inc. (B)	14,910	58,596
		1,522,967
Passenger airlines – 0.4%
Allegiant Travel Company	3,222	266,169
Blade Air Mobility, Inc. (A)	14,625	51,626
Frontier Group Holdings, Inc. (A)(B)	8,255	45,072
Hawaiian Holdings, Inc. (A)	10,930	155,206
JetBlue Airways Corp. (A)	70,711	392,446
Joby Aviation, Inc. (A)	58,226	387,203
SkyWest, Inc. (A)	7,922	413,528
Spirit Airlines, Inc. (B)	22,397	367,087
Sun Country Airlines Holdings, Inc. (A)	7,971	125,384
		2,203,721
Professional services – 2.4%
Alight, Inc., Class A (A)	85,213	726,867
ASGN, Inc. (A)	9,566	919,962
Asure Software, Inc. (A)	4,362	41,526
Barrett Business Services, Inc.	1,133	131,201
BlackSky Technology, Inc. (A)	28,482	39,875
CBIZ, Inc. (A)	9,836	615,635
Conduent, Inc. (A)	37,677	137,521
CRA International, Inc.	1,412	139,576
CSG Systems International, Inc.	6,428	342,034
EXL Service Holdings, Inc. (A)	33,355	1,029,002
Exponent, Inc.	10,421	917,465
First Advantage Corp.	11,588	192,013
FiscalNote Holdings, Inc. (A)(B)	14,688	16,744
Forrester Research, Inc. (A)	2,689	72,092
Franklin Covey Company (A)	2,624	114,223
Heidrick & Struggles International, Inc.	4,059	119,862
HireRight Holdings Corp. (A)	2,706	36,396
Huron Consulting Group, Inc. (A)	3,940	405,032
ICF International, Inc.	3,838	514,637
Innodata, Inc. (A)	5,513	44,876
Insperity, Inc.	7,246	849,376
Kelly Services, Inc., Class A	6,070	131,233
Kforce, Inc.	4,019	271,524
Korn Ferry	10,338	613,560
Legalzoom.com, Inc. (A)	24,142	272,805
Maximus, Inc.	12,473	1,045,986
Mistras Group, Inc. (A)	5,027	36,798
NV5 Global, Inc. (A)	2,852	316,914
Parsons Corp. (A)	8,395	526,450
Planet Labs PBC (A)(B)	38,354	94,734
Resources Connection, Inc.	6,932	98,226
Sterling Check Corp. (A)	7,178	99,918
TriNet Group, Inc. (A)	6,508	773,996
TrueBlue, Inc. (A)	6,580	100,937
TTEC Holdings, Inc.	4,164	90,234
Upwork, Inc. (A)	25,812	383,824

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Verra Mobility Corp. (A)	28,886	$665,245
Willdan Group, Inc. (A)	3,086	66,349
		12,994,648
Trading companies and distributors – 2.0%
Alta Equipment Group, Inc.	5,913	73,144
Applied Industrial Technologies, Inc.	7,729	1,334,721
Beacon Roofing Supply, Inc. (A)	11,604	1,009,780
BlueLinx Holdings, Inc. (A)	1,738	196,933
Boise Cascade Company	8,101	1,047,945
Custom Truck One Source, Inc. (A)	12,060	74,531
Distribution Solutions Group, Inc. (A)	2,042	64,446
DXP Enterprises, Inc. (A)	3,135	105,650
FTAI Aviation, Ltd.	20,571	954,494
GATX Corp.	7,277	874,841
Global Industrial, Inc.	2,953	114,695
GMS, Inc. (A)	8,436	695,379
H&E Equipment Services, Inc.	6,684	349,707
Herc Holdings, Inc.	5,845	870,262
Hudson Technologies, Inc. (A)	9,382	126,563
Karat Packaging, Inc.	1,321	32,827
McGrath RentCorp	5,091	608,985
MRC Global, Inc. (A)	17,904	197,123
NOW, Inc. (A)	22,874	258,934
Rush Enterprises, Inc., Class A	12,772	642,432
Rush Enterprises, Inc., Class B	2,007	106,331
Textainer Group Holdings, Ltd.	8,180	402,456
Titan Machinery, Inc. (A)	4,390	126,783
Transcat, Inc. (A)	1,768	193,295
Willis Lease Finance Corp. (A)	608	29,719
Xometry, Inc., Class A (A)	7,320	262,861
		10,754,837
		88,611,015
Information technology – 13.1%
Communications equipment – 0.6%
ADTRAN Holdings, Inc.	16,671	122,365
Aviat Networks, Inc. (A)	2,507	81,879
Calix, Inc. (A)	12,184	532,319
Cambium Networks Corp. (A)	2,878	17,268
Clearfield, Inc. (A)	2,779	80,813
CommScope Holding Company, Inc. (A)	43,742	123,352
Comtech Telecommunications Corp.	6,575	55,427
Digi International, Inc. (A)	7,279	189,254
Extreme Networks, Inc. (A)	26,212	462,380
Harmonic, Inc. (A)	22,932	299,033
Infinera Corp. (A)	41,983	199,419
NETGEAR, Inc. (A)	6,439	93,881
NetScout Systems, Inc. (A)	14,951	328,174
Ribbon Communications, Inc. (A)	19,740	57,246
Viavi Solutions, Inc. (A)	44,521	448,326
		3,091,136
Electronic equipment, instruments and components – 2.6%
908 Devices, Inc. (A)(B)	5,727	64,257
Advanced Energy Industries, Inc.	7,765	845,764
Arlo Technologies, Inc. (A)	18,172	172,997
Badger Meter, Inc.	6,038	932,086
Bel Fuse, Inc., Class B	2,108	140,751
Belden, Inc.	8,748	675,783
Benchmark Electronics, Inc.	7,242	200,169
Climb Global Solutions, Inc.	993	54,446
CTS Corp.	6,457	282,429
Daktronics, Inc. (A)	8,868	75,201
ePlus, Inc. (A)	5,530	441,515
Evolv Technologies Holdings, Inc. (A)	23,964	113,110
Fabrinet (A)	7,589	1,444,414
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
FARO Technologies, Inc. (A)	3,763	$84,780
Insight Enterprises, Inc. (A)	5,909	1,047,016
Iteris, Inc. (A)	10,727	55,780
Itron, Inc. (A)	9,458	714,174
Kimball Electronics, Inc. (A)	5,099	137,418
Knowles Corp. (A)	18,680	334,559
Lightwave Logic, Inc. (A)(B)	24,182	120,426
Luna Innovations, Inc. (A)	7,290	48,479
Methode Electronics, Inc.	7,161	162,770
MicroVision, Inc. (A)(B)	37,445	99,604
Mirion Technologies, Inc. (A)	41,561	426,000
Napco Security Technologies, Inc.	7,183	246,018
nLight, Inc. (A)	9,548	128,898
Novanta, Inc. (A)	7,388	1,244,213
OSI Systems, Inc. (A)	3,273	422,381
PAR Technology Corp. (A)	5,591	243,432
PC Connection, Inc.	2,323	156,129
Plexus Corp. (A)	5,650	610,935
Richardson Electronics, Ltd.	2,454	32,761
Rogers Corp. (A)	3,587	473,735
Sanmina Corp. (A)	11,371	584,128
ScanSource, Inc. (A)	5,259	208,309
SmartRent, Inc. (A)	39,706	126,662
TTM Technologies, Inc. (A)	21,077	333,227
Vishay Intertechnology, Inc.	26,528	635,876
Vishay Precision Group, Inc. (A)	2,693	91,751
		14,212,383
IT services – 0.5%
Applied Digital Corp. (A)(B)	17,443	117,566
BigCommerce Holdings, Inc., Series 1 (A)	14,512	141,202
Brightcove, Inc. (A)	11,168	28,925
Couchbase, Inc. (A)	7,233	162,887
DigitalOcean Holdings, Inc. (A)	13,128	481,666
Fastly, Inc., Class A (A)	24,380	433,964
Grid Dynamics Holdings, Inc. (A)	12,075	160,960
Perficient, Inc. (A)	7,111	468,046
Squarespace, Inc., Class A (A)	10,213	337,131
The Hackett Group, Inc.	5,349	121,797
Thoughtworks Holding, Inc. (A)	19,472	93,660
Tucows, Inc., Class A (A)(B)	2,224	60,048
Unisys Corp. (A)	15,098	84,851
		2,692,703
Semiconductors and semiconductor equipment – 3.0%
ACM Research, Inc., Class A (A)	9,966	194,736
Aehr Test Systems (A)	6,045	160,374
Alpha & Omega Semiconductor, Ltd. (A)	4,748	123,733
Ambarella, Inc. (A)	7,915	485,110
Amkor Technology, Inc.	22,720	755,894
Atomera, Inc. (A)	4,991	34,987
Axcelis Technologies, Inc. (A)	6,600	855,954
CEVA, Inc. (A)	5,081	115,390
Cohu, Inc. (A)	9,664	342,009
Credo Technology Group Holding, Ltd. (A)	23,433	456,241
Diodes, Inc. (A)	9,279	747,145
FormFactor, Inc. (A)	15,645	652,553
Ichor Holdings, Ltd. (A)	5,887	197,980
Impinj, Inc. (A)	4,781	430,433
Indie Semiconductor, Inc., Class A (A)	31,405	254,695
inTEST Corp. (A)	2,435	33,116
Kulicke & Soffa Industries, Inc.	11,367	622,002
MACOM Technology Solutions Holdings, Inc. (A)	10,980	1,020,591
Maxeon Solar Technologies, Ltd. (A)(B)	5,692	40,812
MaxLinear, Inc. (A)	15,572	370,146

The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Navitas Semiconductor Corp. (A)	24,100	$194,487
NVE Corp.	1,082	84,861
Onto Innovation, Inc. (A)	10,103	1,544,749
PDF Solutions, Inc. (A)	6,366	204,603
Photronics, Inc. (A)	12,372	388,110
Power Integrations, Inc.	11,498	944,101
Rambus, Inc. (A)	22,084	1,507,233
Semtech Corp. (A)	13,399	293,572
Silicon Laboratories, Inc. (A)	6,520	862,400
SiTime Corp. (A)	3,539	432,041
SkyWater Technology, Inc. (A)	3,755	36,123
SMART Global Holdings, Inc. (A)	10,095	191,098
Synaptics, Inc. (A)	8,029	915,948
Ultra Clean Holdings, Inc. (A)	9,234	315,249
Veeco Instruments, Inc. (A)	10,657	330,687
		16,139,163
Software – 5.7%
8x8, Inc. (A)	24,992	94,470
A10 Networks, Inc.	14,506	191,044
ACI Worldwide, Inc. (A)	22,424	686,174
Adeia, Inc.	22,455	278,217
Agilysys, Inc. (A)	4,157	352,597
Alarm.com Holdings, Inc. (A)	9,930	641,677
Alkami Technology, Inc. (A)	8,292	201,081
Altair Engineering, Inc., Class A (A)	11,123	936,000
American Software, Inc., Class A	7,288	82,354
Amplitude, Inc., Class A (A)	14,514	184,618
Appfolio, Inc., Class A (A)	3,972	688,109
Appian Corp., Class A (A)	8,447	318,114
Asana, Inc., Class A (A)	16,229	308,513
Aurora Innovation, Inc. (A)(B)	72,250	315,733
AvePoint, Inc. (A)	29,494	242,146
Bit Digital, Inc. (A)(B)	15,737	66,568
Blackbaud, Inc. (A)	8,991	779,520
Blackline, Inc. (A)	11,559	721,744
Box, Inc., Class A (A)	29,086	744,892
Braze, Inc., Class A (A)	10,606	563,497
c3.ai, Inc., Class A (A)(B)	16,634	477,562
Cerence, Inc. (A)	8,517	167,444
Cipher Mining, Inc. (A)	8,042	33,213
CleanSpark, Inc. (A)	30,841	340,176
Clear Secure, Inc., Class A	17,317	357,596
CommVault Systems, Inc. (A)	8,839	705,794
Consensus Cloud Solutions, Inc. (A)	4,101	107,487
CS Disco, Inc. (A)	5,270	39,999
Digimarc Corp. (A)(B)	3,186	115,078
Digital Turbine, Inc. (A)	20,068	137,666
Domo, Inc., Class B (A)	6,644	68,367
E2open Parent Holdings, Inc. (A)	37,768	165,802
Ebix, Inc. (A)	5,599	5,823
Enfusion, Inc., Class A (A)	8,823	85,583
EngageSmart, Inc. (A)	10,121	231,771
Envestnet, Inc. (A)	10,386	514,315
Everbridge, Inc. (A)	8,512	206,927
EverCommerce, Inc. (A)	4,958	54,687
Freshworks, Inc., Class A (A)	32,881	772,375
Instructure Holdings, Inc. (A)	4,002	108,094
Intapp, Inc. (A)	5,627	213,939
InterDigital, Inc.	5,274	572,440
Jamf Holding Corp. (A)	14,543	262,647
Kaltura, Inc. (A)	20,959	40,870
LivePerson, Inc. (A)	14,490	54,917
LiveRamp Holdings, Inc. (A)	13,843	524,373
Marathon Digital Holdings, Inc. (A)(B)	43,809	1,029,073
Matterport, Inc. (A)	53,805	144,735
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
MeridianLink, Inc. (A)	5,491	$136,012
MicroStrategy, Inc., Class A (A)(B)	2,505	1,582,208
Mitek Systems, Inc. (A)	9,261	120,763
Model N, Inc. (A)	7,687	207,011
N-able, Inc. (A)	14,580	193,185
NextNav, Inc. (A)(B)	13,037	58,015
Olo, Inc., Class A (A)	21,990	125,783
ON24, Inc.	7,347	57,894
OneSpan, Inc. (A)	8,565	91,817
PagerDuty, Inc. (A)	18,523	428,807
PowerSchool Holdings, Inc., Class A (A)	11,636	274,144
Progress Software Corp.	8,914	484,030
PROS Holdings, Inc. (A)	9,276	359,816
Q2 Holdings, Inc. (A)	11,675	506,812
Qualys, Inc. (A)	7,600	1,491,728
Rapid7, Inc. (A)	12,354	705,413
Red Violet, Inc. (A)	2,116	42,257
Rimini Street, Inc. (A)	11,877	38,838
Riot Platforms, Inc. (A)	39,164	605,867
Sapiens International Corp. NV	6,312	182,669
SEMrush Holdings, Inc., Class A (A)(B)	6,870	93,844
SolarWinds Corp. (A)	10,715	133,830
SoundHound AI, Inc., Class A (A)	29,524	62,591
SoundThinking, Inc. (A)	2,149	54,885
Sprinklr, Inc., Class A (A)	21,717	261,473
Sprout Social, Inc., Class A (A)	9,732	597,934
SPS Commerce, Inc. (A)	7,527	1,459,034
Tenable Holdings, Inc. (A)	23,562	1,085,266
TeraWulf, Inc. (A)(B)	26,856	64,454
Varonis Systems, Inc. (A)	22,402	1,014,363
Verint Systems, Inc. (A)	13,009	351,633
Weave Communications, Inc. (A)	7,484	85,841
Workiva, Inc. (A)	10,261	1,041,799
Xperi, Inc. (A)	9,245	101,880
Yext, Inc. (A)	22,323	131,482
Zeta Global Holdings Corp., Class A (A)	28,020	247,136
Zuora, Inc., Class A (A)	28,072	263,877
		30,680,212
Technology hardware, storage and peripherals – 0.7%
Corsair Gaming, Inc. (A)	7,804	110,036
Eastman Kodak Company (A)	12,372	48,251
Immersion Corp. (A)	7,191	50,768
Intevac, Inc. (A)	6,890	29,765
IonQ, Inc. (A)(B)	33,197	411,311
Super Micro Computer, Inc. (A)	9,554	2,715,820
Turtle Beach Corp. (A)	3,233	35,401
Xerox Holdings Corp.	23,465	430,113
		3,831,465
		70,647,062
Materials – 4.3%
Chemicals – 1.8%
AdvanSix, Inc.	5,467	163,791
American Vanguard Corp.	5,975	65,546
Aspen Aerogels, Inc. (A)	11,369	179,403
Avient Corp.	18,638	774,782
Balchem Corp.	6,598	981,453
Cabot Corp.	11,068	924,178
Core Molding Technologies, Inc. (A)	1,902	35,244
Ecovyst, Inc. (A)	19,659	192,068
Hawkins, Inc.	4,033	284,004
HB Fuller Company	10,748	874,995
Ingevity Corp. (A)	7,788	367,749
Innospec, Inc.	5,127	631,851
Intrepid Potash, Inc. (A)	2,276	54,374

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Koppers Holdings, Inc.	4,287	$219,580
Kronos Worldwide, Inc.	5,417	53,845
Livent Corp. (A)	37,131	667,615
LSB Industries, Inc. (A)	11,745	109,346
Mativ Holdings, Inc.	11,339	173,600
Minerals Technologies, Inc.	6,713	478,704
Orion SA	11,575	320,975
Perimeter Solutions SA (A)	33,345	153,387
PureCycle Technologies, Inc. (A)(B)	24,713	100,088
Quaker Chemical Corp.	2,865	611,448
Rayonier Advanced Materials, Inc. (A)	14,217	57,579
Sensient Technologies Corp.	8,599	567,534
Stepan Company	4,349	411,198
Trinseo PLC	7,749	64,859
Tronox Holdings PLC	24,270	343,663
		9,862,859
Construction materials – 0.3%
Knife River Corp. (A)	11,351	751,209
Summit Materials, Inc., Class A (A)	24,702	950,039
United States Lime & Minerals, Inc.	444	102,275
		1,803,523
Containers and packaging – 0.3%
Greif, Inc., Class A	4,823	316,341
Greif, Inc., Class B	1,137	75,053
Myers Industries, Inc.	7,863	153,722
O-I Glass, Inc. (A)	31,989	523,980
Pactiv Evergreen, Inc.	8,739	119,812
Ranpak Holdings Corp. (A)	9,896	57,595
TriMas Corp.	9,349	236,810
		1,483,313
Metals and mining – 1.8%
1911 Gold Corp. (A)	5,045	308
Alpha Metallurgical Resources, Inc.	2,338	792,395
Arch Resources, Inc.	3,725	618,127
ATI, Inc. (A)	26,018	1,183,038
Caledonia Mining Corp. PLC	2,976	36,307
Carpenter Technology Corp.	9,970	705,876
Century Aluminum Company (A)	10,973	133,212
Coeur Mining, Inc. (A)	67,704	220,715
Commercial Metals Company	24,126	1,207,265
Compass Minerals International, Inc.	7,256	183,722
Constellium SE (A)	26,348	525,906
Contango ORE, Inc. (A)	1,817	32,906
Dakota Gold Corp. (A)	13,589	35,603
Haynes International, Inc.	2,715	154,891
Hecla Mining Company	125,040	601,442
i-80 Gold Corp. (A)	44,291	77,952
Ivanhoe Electric, Inc. (A)	13,793	139,033
Kaiser Aluminum Corp.	3,357	238,985
Materion Corp.	4,048	526,766
Novagold Resources, Inc. (A)	51,384	192,176
Olympic Steel, Inc.	2,098	139,937
Pan American Silver Corp. (A)	88,114	45,379
Perpetua Resources Corp. (A)(B)	10,456	33,146
Piedmont Lithium, Inc. (A)	3,728	105,241
Ramaco Resources, Inc. (A)	5,458	93,768
Ryerson Holding Corp.	5,563	192,925
Schnitzer Steel Industries, Inc., Class A	5,494	165,699
SunCoke Energy, Inc.	17,383	186,693
TimkenSteel Corp. (A)	9,066	212,598
Tredegar Corp.	6,562	35,500
Warrior Met Coal, Inc.	10,734	654,452
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Worthington Steel, Inc. (A)	6,350	$178,435
		9,650,398
Paper and forest products – 0.1%
Clearwater Paper Corp. (A)	3,597	129,924
Resolute Forest Products, Inc. (A)(C)	9,238	13,118
Sylvamo Corp.	7,425	364,642
		507,684
		23,307,777
Real estate – 6.0%
Diversified REITs – 0.6%
Alexander & Baldwin, Inc.	16,074	305,727
Alpine Income Property Trust, Inc.	2,012	34,023
American Assets Trust, Inc.	10,308	232,033
Armada Hoffler Properties, Inc.	14,483	179,155
Broadstone Net Lease, Inc.	38,715	666,672
CTO Realty Growth, Inc.	4,914	85,160
Empire State Realty Trust, Inc., Class A	27,866	270,022
Essential Properties Realty Trust, Inc.	31,381	802,098
Gladstone Commercial Corp.	7,334	97,102
Global Net Lease, Inc.	40,555	403,522
NexPoint Diversified Real Estate Trust	7,207	57,296
One Liberty Properties, Inc.	2,675	58,609
		3,191,419
Health care REITs – 0.6%
CareTrust REIT, Inc.	20,685	462,930
Community Healthcare Trust, Inc.	6,102	162,557
Diversified Healthcare Trust	50,659	189,465
Global Medical REIT, Inc.	13,290	147,519
LTC Properties, Inc.	8,217	263,930
National Health Investors, Inc.	8,520	475,842
Physicians Realty Trust	48,840	650,060
Sabra Health Care REIT, Inc.	47,436	676,912
Universal Health Realty Income Trust	2,778	120,149
		3,149,364
Hotel and resort REITs – 0.8%
Apple Hospitality REIT, Inc.	43,956	730,109
Braemar Hotels & Resorts, Inc.	16,191	40,478
Chatham Lodging Trust	11,173	119,775
DiamondRock Hospitality Company	44,145	414,522
Pebblebrook Hotel Trust	25,233	403,223
RLJ Lodging Trust	31,098	364,469
Ryman Hospitality Properties, Inc.	11,912	1,311,035
Service Properties Trust	34,249	292,486
Summit Hotel Properties, Inc.	22,701	152,551
Sunstone Hotel Investors, Inc.	42,748	458,686
Xenia Hotels & Resorts, Inc.	21,275	289,766
		4,577,100
Industrial REITs – 0.5%
Innovative Industrial Properties, Inc.	5,711	575,783
LXP Industrial Trust	59,518	590,419
Plymouth Industrial REIT, Inc.	9,119	219,494
Terreno Realty Corp.	16,741	1,049,158
		2,434,854
Office REITs – 0.7%
Brandywine Realty Trust	34,879	188,347
City Office REIT, Inc.	9,847	60,165
COPT Defense Properties	23,080	591,540
Douglas Emmett, Inc.	32,315	468,568
Easterly Government Properties, Inc.	20,136	270,628
Equity Commonwealth	21,111	405,331
Hudson Pacific Properties, Inc.	29,139	271,284
JBG SMITH Properties	20,283	345,014

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Office REITs (continued)
Office Properties Income Trust	10,792	$78,997
Orion Office REIT, Inc.	13,374	76,499
Paramount Group, Inc.	38,539	199,247
Peakstone Realty Trust	7,334	146,167
Piedmont Office Realty Trust, Inc., Class A	25,709	182,791
Postal Realty Trust, Inc., Class A	3,350	48,776
SL Green Realty Corp.	13,386	604,646
		3,938,000
Real estate management and development – 0.8%
Anywhere Real Estate, Inc. (A)	22,032	178,680
Compass, Inc., Class A (A)	56,374	211,966
Cushman & Wakefield PLC (A)	34,695	374,706
DigitalBridge Group, Inc.	33,326	584,538
Douglas Elliman, Inc.	18,235	53,793
eXp World Holdings, Inc. (B)	14,492	224,916
Forestar Group, Inc. (A)	3,826	126,526
FRP Holdings, Inc. (A)	1,575	99,036
Kennedy-Wilson Holdings, Inc.	24,567	304,139
Marcus & Millichap, Inc.	5,040	220,147
Maui Land & Pineapple Company, Inc. (A)	1,950	30,986
Newmark Group, Inc., Class A	28,661	314,125
Opendoor Technologies, Inc. (A)	113,366	507,880
RE/MAX Holdings, Inc., Class A	3,394	45,242
Redfin Corp. (A)	22,124	228,320
Tejon Ranch Company (A)	5,914	101,721
The RMR Group, Inc., Class A	3,503	98,890
The St. Joe Company	7,168	431,370
		4,136,981
Residential REITs – 0.4%
Apartment Investment and Management Company, Class A (A)	30,800	241,164
BRT Apartments Corp.	3,021	56,160
Centerspace	3,157	183,737
Elme Communities	18,297	267,136
Independence Realty Trust, Inc.	46,454	710,746
NexPoint Residential Trust, Inc.	4,839	166,607
UMH Properties, Inc.	11,717	179,504
Veris Residential, Inc.	16,420	258,287
		2,063,341
Retail REITs – 1.2%
Acadia Realty Trust	19,527	331,764
Alexander's, Inc.	440	93,971
CBL & Associates Properties, Inc.	5,644	137,826
Getty Realty Corp.	9,697	283,346
InvenTrust Properties Corp.	14,131	358,080
Kite Realty Group Trust	44,859	1,025,477
NETSTREIT Corp.	13,951	249,025
Phillips Edison & Company, Inc.	24,336	887,777
Retail Opportunity Investments Corp.	25,813	362,156
RPT Realty	18,271	234,417
Saul Centers, Inc.	2,600	102,102
SITE Centers Corp.	39,400	537,022
Tanger, Inc.	20,865	578,378
The Macerich Company	44,506	686,728
Urban Edge Properties	23,768	434,954
Whitestone REIT	7,815	96,046
		6,399,069
Specialized REITs – 0.4%
Farmland Partners, Inc.	8,538	106,554
Four Corners Property Trust, Inc.	18,505	468,177
Gladstone Land Corp.	7,581	109,545
Outfront Media, Inc.	30,591	427,050
PotlatchDeltic Corp.	16,297	800,183
Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialized REITs (continued)
Safehold, Inc.	10,111	$236,597
Uniti Group, Inc.	49,608	286,734
		2,434,840
		32,324,968
Utilities – 2.6%
Electric utilities – 0.7%
ALLETE, Inc.	11,799	721,627
Genie Energy, Ltd., B Shares	3,869	108,835
MGE Energy, Inc.	7,642	552,593
Otter Tail Corp.	8,494	721,735
PNM Resources, Inc.	17,395	723,632
Portland General Electric Company	21,402	927,563
		3,755,985
Gas utilities – 0.9%
Brookfield Infrastructure Corp., Class A	24,415	861,361
Chesapeake Utilities Corp.	4,445	469,525
New Jersey Resources Corp.	19,958	889,728
Northwest Natural Holding Company	7,480	291,271
ONE Gas, Inc.	11,267	717,933
RGC Resources, Inc.	2,300	46,782
Southwest Gas Holdings, Inc.	12,613	799,034
Spire, Inc.	10,372	646,590
		4,722,224
Independent power and renewable electricity producers – 0.2%
Altus Power, Inc. (A)	14,321	97,812
Montauk Renewables, Inc. (A)	14,986	133,525
Ormat Technologies, Inc.	10,953	830,128
Sunnova Energy International, Inc. (A)	22,172	338,123
		1,399,588
Multi-utilities – 0.4%
Avista Corp.	15,435	551,647
Black Hills Corp.	13,574	732,317
Northwestern Energy Group, Inc.	12,234	622,588
Unitil Corp.	3,308	173,902
		2,080,454
Water utilities – 0.4%
American States Water Company	7,601	611,272
Artesian Resources Corp., Class A	1,982	82,154
Cadiz, Inc. (A)(B)	10,212	28,594
California Water Service Group	12,152	630,324
Consolidated Water Company, Ltd.	2,882	102,599
Global Water Resources, Inc.	2,310	30,215
Middlesex Water Company	3,638	238,726
Pure Cycle Corp. (A)	5,271	55,187
SJW Group	6,356	415,365
The York Water Company	2,832	109,372
		2,303,808
		14,262,059
TOTAL COMMON STOCKS (Cost $425,712,827)		$521,015,526
WARRANTS – 0.0%
Cassava Sciences, Inc. (Expiration Date: 11-15-24; Strike Price: $33.00) (A)	3,318	22,357
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	668	7,014
TOTAL WARRANTS (Cost $0)		$29,371

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 5.9%
Short-term funds – 5.9%
John Hancock Collateral Trust, 5.3645% (D)(E)	3,207,052	$32,071,162
TOTAL SHORT-TERM INVESTMENTS (Cost $32,066,070)		$32,071,162
Total Investments (Small Cap Index Trust) (Cost $457,778,897) – 102.4%		$553,116,059
Other assets and liabilities, net – (2.4%)		(13,212,826)
TOTAL NET ASSETS – 100.0%		$539,903,233
Small Cap Index Trust (continued)
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 12-31-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $13,346,464.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	191	Long	Mar 2024	$18,225,905	$19,555,535	$1,329,630
						$1,329,630

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Small Cap Opportunities Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.7%
Communication services – 1.9%
Diversified telecommunication services – 0.3%
ATN International, Inc.	1,281	$49,921
Bandwidth, Inc., Class A (A)	831	12,025
Communications Systems, Inc. (A)(B)	450	549
Consolidated Communications Holdings, Inc. (A)	4,985	21,685
EchoStar Corp., Class A (A)	4,430	73,405
Frontier Communications Parent, Inc. (A)	3,597	91,148
GCI Liberty, Inc. (A)(B)	4,508	0
Liberty Latin America, Ltd., Class A (A)	4,204	30,731
Liberty Latin America, Ltd., Class C (A)	11,346	83,280
Lumen Technologies, Inc. (A)	22,539	41,246
Shenandoah Telecommunications Company	3,663	79,194
		483,184
Entertainment – 0.1%
FG Group Holdings, Inc. (A)	1,114	1,638
Liberty Media Corp.-Liberty Live, Series A (A)	94	3,436
Liberty Media Corp.-Liberty Live, Series C (A)	89	3,328
Lions Gate Entertainment Corp., Class B (A)	9,367	95,450
Madison Square Garden Entertainment Corp. (A)	1,748	55,569
Reading International, Inc., Class A (A)	1,100	2,101
Sphere Entertainment Company (A)	2,347	79,704
The Marcus Corp.	2,916	42,515
		283,741
Interactive media and services – 0.3%
Bumble, Inc., Class A (A)	11,341	167,166
Cars.com, Inc. (A)	6,762	128,275
DHI Group, Inc. (A)	5,212	13,499
QuinStreet, Inc. (A)	1,887	24,191
TrueCar, Inc. (A)	8,052	27,860
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Yelp, Inc. (A)	2,091	$98,988
Ziff Davis, Inc. (A)	1,371	92,117
		552,096
Media – 1.0%
Advantage Solutions, Inc. (A)	9,240	33,449
AMC Networks, Inc., Class A (A)	2,542	47,764
Boston Omaha Corp., Class A (A)	2,031	31,948
Cable One, Inc.	81	45,084
comScore, Inc. (A)	142	2,371
Cumulus Media, Inc., Class A (A)	1,193	6,347
Daily Journal Corp. (A)	41	13,974
DISH Network Corp., Class A (A)	1,108	6,393
Entravision Communications Corp., Class A	5,075	21,163
Gannett Company, Inc. (A)	12,679	29,162
Gray Television, Inc.	6,546	58,652
iHeartMedia, Inc., Class A (A)	2,266	6,050
Integral Ad Science Holding Corp. (A)	2,369	34,090
John Wiley & Sons, Inc., Class A	2,970	94,268
Liberty Broadband Corp., Series A (A)	475	38,304
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	4,841	139,130
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	5,568	160,247
Magnite, Inc. (A)	5,549	51,828
News Corp., Class B	4,939	127,031
Nexstar Media Group, Inc.	1,995	312,716
PubMatic, Inc., Class A (A)	1,596	26,031
Scholastic Corp.	2,790	105,183
Sinclair, Inc.	1,410	18,372
TEGNA, Inc.	9,600	146,880
The EW Scripps Company, Class A (A)	5,843	46,686
Thryv Holdings, Inc. (A)	2,842	57,835
Urban One, Inc., Class D (A)	3,100	10,943

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
WideOpenWest, Inc. (A)	1,042	$4,220
		1,676,121
Wireless telecommunication services – 0.2%
Spok Holdings, Inc.	2,056	31,827
Telephone & Data Systems, Inc.	7,131	130,854
United States Cellular Corp. (A)	3,882	161,258
		323,939
		3,319,081
Consumer discretionary – 15.8%
Automobile components – 2.2%
Adient PLC (A)	6,695	243,430
American Axle & Manufacturing Holdings, Inc. (A)	9,766	86,038
Autoliv, Inc.	1,230	135,534
BorgWarner, Inc.	15,544	557,252
Cooper-Standard Holdings, Inc. (A)	1,311	25,617
Dana, Inc.	12,211	178,403
Dorman Products, Inc. (A)	6,343	529,070
Fox Factory Holding Corp. (A)	9,416	635,392
LCI Industries	1,659	208,553
Lear Corp.	999	141,069
Modine Manufacturing Company (A)	4,925	294,023
Motorcar Parts of America, Inc. (A)	1,585	14,804
Patrick Industries, Inc.	2,235	224,282
PHINIA, Inc.	3,108	94,141
Standard Motor Products, Inc.	1,901	75,679
Stoneridge, Inc. (A)	1,672	32,721
Strattec Security Corp. (A)	924	23,202
The Goodyear Tire & Rubber Company (A)	22,263	318,806
		3,818,016
Automobiles – 0.5%
Harley-Davidson, Inc.	7,860	289,562
Thor Industries, Inc.	2,658	314,309
Winnebago Industries, Inc.	2,220	161,794
		765,665
Broadline retail – 0.4%
Big Lots, Inc.	2,901	22,599
Dillard's, Inc., Class A	348	140,470
Kohl's Corp.	8,128	233,111
Macy's, Inc.	17,886	359,866
		756,046
Distributors – 0.0%
Weyco Group, Inc.	1,316	41,270
Diversified consumer services – 1.5%
2U, Inc. (A)	2,844	3,498
ADT, Inc.	14,064	95,916
Adtalem Global Education, Inc. (A)	4,671	275,355
American Public Education, Inc. (A)	1,450	13,993
Chegg, Inc. (A)	7,137	81,076
Graham Holdings Company, Class B	347	241,692
Grand Canyon Education, Inc. (A)	8,724	1,151,917
Laureate Education, Inc.	10,639	145,861
Lincoln Educational Services Corp. (A)	1,100	11,044
OneSpaWorld Holdings, Ltd. (A)	900	12,690
Perdoceo Education Corp.	6,679	117,283
Strategic Education, Inc.	1,856	171,439
Stride, Inc. (A)	2,888	171,461
Universal Technical Institute, Inc. (A)	3,087	38,649
		2,531,874
Hotels, restaurants and leisure – 1.3%
Ark Restaurants Corp.	64	906
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Bally's Corp. (A)	1,300	$18,122
Biglari Holdings, Inc., Class A (A)	3	2,382
Biglari Holdings, Inc., Class B (A)	102	16,823
BJ's Restaurants, Inc. (A)	1,781	64,134
Carrols Restaurant Group, Inc.	1,688	13,301
Chuy's Holdings, Inc. (A)	21,907	837,505
El Pollo Loco Holdings, Inc. (A)	2,613	23,047
First Watch Restaurant Group, Inc. (A)	6,180	124,218
Hilton Grand Vacations, Inc. (A)	324	13,018
Krispy Kreme, Inc.	29,795	449,607
Marriott Vacations Worldwide Corp.	1,475	125,213
Monarch Casino & Resort, Inc.	1,074	74,267
Penn Entertainment, Inc. (A)	9,680	251,874
Playa Hotels & Resorts NV (A)	13,271	114,794
RCI Hospitality Holdings, Inc.	396	26,239
		2,155,450
Household durables – 4.3%
Bassett Furniture Industries, Inc.	1,234	20,484
Beazer Homes USA, Inc. (A)	3,089	104,377
Cavco Industries, Inc. (A)	882	305,719
Century Communities, Inc.	3,320	302,585
Ethan Allen Interiors, Inc.	2,768	88,355
Flexsteel Industries, Inc.	1,118	21,074
GoPro, Inc., Class A (A)	10,155	35,238
Green Brick Partners, Inc. (A)	2,414	125,383
Helen of Troy, Ltd. (A)	1,240	149,804
Hooker Furnishings Corp.	1,821	47,492
Hovnanian Enterprises, Inc., Class A (A)	292	45,441
KB Home	6,043	377,446
La-Z-Boy, Inc.	3,404	125,676
Legacy Housing Corp. (A)	1,185	29,886
LGI Homes, Inc. (A)	1,611	214,521
Lifetime Brands, Inc.	2,931	19,667
M/I Homes, Inc. (A)	2,195	302,339
MDC Holdings, Inc.	5,709	315,422
Meritage Homes Corp.	2,251	392,124
Mohawk Industries, Inc. (A)	3,830	396,405
Newell Brands, Inc.	27,248	236,513
PulteGroup, Inc.	7,334	757,015
Taylor Morrison Home Corp. (A)	7,865	419,598
Toll Brothers, Inc.	8,961	921,101
TopBuild Corp. (A)	2,948	1,103,318
Tri Pointe Homes, Inc. (A)	9,765	345,681
Universal Electronics, Inc. (A)	745	6,996
VOXX International Corp. (A)	3,131	33,439
Worthington Enterprises, Inc.	3,451	198,605
		7,441,704
Leisure products – 0.5%
American Outdoor Brands, Inc. (A)	1,873	15,733
AMMO, Inc. (A)	4,648	9,761
Brunswick Corp.	2,240	216,720
Escalade, Inc.	2,724	54,725
Funko, Inc., Class A (A)	2,763	21,358
Hasbro, Inc.	814	41,563
Johnson Outdoors, Inc., Class A	934	49,894
Malibu Boats, Inc., Class A (A)	1,146	62,824
Smith & Wesson Brands, Inc.	4,844	65,685
Solo Brands, Inc., Class A (A)	2,350	14,476
Topgolf Callaway Brands Corp. (A)	15,591	223,575
Vista Outdoor, Inc. (A)	4,878	144,242
		920,556
Specialty retail – 4.1%
1-800-Flowers.com, Inc., Class A (A)	3,196	34,453

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Abercrombie & Fitch Company, Class A (A)	5,081	$448,246
Academy Sports & Outdoors, Inc.	5,898	389,268
American Eagle Outfitters, Inc.	16,951	358,683
America's Car-Mart, Inc. (A)	565	42,810
Asbury Automotive Group, Inc. (A)	1,440	323,957
AutoNation, Inc. (A)	1,144	171,806
Barnes & Noble Education, Inc. (A)	4,024	5,996
Beyond, Inc. (A)	813	22,512
Big 5 Sporting Goods Corp.	2,004	12,705
Boot Barn Holdings, Inc. (A)	574	44,060
Caleres, Inc.	3,065	94,187
Citi Trends, Inc. (A)	367	10,379
Conn's, Inc. (A)	2,177	9,666
Designer Brands, Inc., Class A	2,923	25,869
Destination XL Group, Inc. (A)	2,471	10,872
Duluth Holdings, Inc., Class B (A)	1,106	5,950
Foot Locker, Inc.	6,590	205,279
Genesco, Inc. (A)	1,311	46,160
Group 1 Automotive, Inc.	1,465	446,444
GrowGeneration Corp. (A)	2,529	6,348
Guess?, Inc.	5,350	123,371
Haverty Furniture Companies, Inc.	1,613	57,262
Hibbett, Inc.	1,098	79,078
Lands' End, Inc. (A)	2,354	22,504
Lithia Motors, Inc.	3,944	1,298,680
LL Flooring Holdings, Inc. (A)	1,480	5,772
MarineMax, Inc. (A)	2,016	78,422
Monro, Inc.	1,908	55,981
National Vision Holdings, Inc. (A)	2,363	49,458
Penske Automotive Group, Inc.	4,213	676,229
Petco Health & Wellness Company, Inc. (A)	1,412	4,462
PetMed Express, Inc.	654	4,944
Revolve Group, Inc. (A)	21,330	353,651
Shoe Carnival, Inc.	2,304	69,604
Signet Jewelers, Ltd.	3,675	394,181
Sonic Automotive, Inc., Class A	1,892	106,349
Sportsman's Warehouse Holdings, Inc. (A)	3,273	13,943
Stitch Fix, Inc., Class A (A)	3,724	13,295
The Aaron's Company, Inc.	1,356	14,753
The Cato Corp., Class A	1,957	13,973
The Container Store Group, Inc. (A)	3,997	9,113
The Gap, Inc.	16,361	342,109
The ODP Corp. (A)	3,276	184,439
Tilly's, Inc., Class A (A)	712	5,368
Upbound Group, Inc.	4,226	143,557
Urban Outfitters, Inc. (A)	7,018	250,472
Zumiez, Inc. (A)	1,822	37,059
		7,123,679
Textiles, apparel and luxury goods – 1.0%
Capri Holdings, Ltd. (A)	2,090	105,002
Culp, Inc. (A)	334	1,934
Delta Apparel, Inc. (A)	500	3,565
Fossil Group, Inc. (A)	3,231	4,717
G-III Apparel Group, Ltd. (A)	3,404	115,668
Lakeland Industries, Inc.	1,110	20,579
Movado Group, Inc.	1,758	53,004
Oxford Industries, Inc.	5,870	587,000
Peace Mark Holdings, Ltd. (A)(B)	464,000	0
PVH Corp.	4,130	504,356
Rocky Brands, Inc.	802	24,204
Skechers USA, Inc., Class A (A)	1,193	74,372
Steven Madden, Ltd.	1,460	61,320
Superior Group of Companies, Inc.	663	8,951
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Under Armour, Inc., Class A (A)	9,493	$83,443
Under Armour, Inc., Class C (A)	6,167	51,494
Unifi, Inc. (A)	2,453	16,337
Vera Bradley, Inc. (A)	2,034	15,662
		1,731,608
		27,285,868
Consumer staples – 2.5%
Beverages – 0.1%
MGP Ingredients, Inc.	571	56,255
The Duckhorn Portfolio, Inc. (A)	5,466	53,840
		110,095
Consumer staples distribution and retail – 0.7%
Grocery Outlet Holding Corp. (A)	6,787	182,978
Ingles Markets, Inc., Class A	1,365	117,895
Natural Grocers by Vitamin Cottage, Inc.	1,014	16,224
Performance Food Group Company (A)	531	36,719
PriceSmart, Inc.	2,423	183,615
SpartanNash Company	3,523	80,853
The Andersons, Inc.	3,384	194,715
U.S. Foods Holding Corp. (A)	4,572	207,615
United Natural Foods, Inc. (A)	4,429	71,883
Village Super Market, Inc., Class A	685	17,968
Weis Markets, Inc.	2,717	173,779
		1,284,244
Food products – 1.1%
Alico, Inc.	650	18,902
B&G Foods, Inc.	1,941	20,381
Calavo Growers, Inc.	731	21,499
Cal-Maine Foods, Inc.	4,370	250,794
Farmer Brothers Company (A)	1,069	3,271
Fresh Del Monte Produce, Inc.	3,959	103,924
Ingredion, Inc.	2,406	261,123
Limoneira Company	2,147	44,293
Mission Produce, Inc. (A)	1,134	11,442
Pilgrim's Pride Corp. (A)	3,438	95,095
Post Holdings, Inc. (A)	4,233	372,758
Seaboard Corp.	58	207,066
Seneca Foods Corp., Class A (A)	908	47,616
The Hain Celestial Group, Inc. (A)	4,728	51,772
The J.M. Smucker Company	254	32,101
The Simply Good Foods Company (A)	3,540	140,184
TreeHouse Foods, Inc. (A)	4,435	183,831
Whole Earth Brands, Inc. (A)	1,600	5,456
		1,871,508
Household products – 0.3%
Central Garden & Pet Company (A)	1,553	77,821
Central Garden & Pet Company, Class A (A)	3,288	144,804
Oil-Dri Corp. of America	531	35,619
Spectrum Brands Holdings, Inc.	2,746	219,048
		477,292
Personal care products – 0.2%
BellRing Brands, Inc. (A)	3,288	182,254
Edgewell Personal Care Company	4,648	170,256
Natural Alternatives International, Inc. (A)	200	1,284
Nature's Sunshine Products, Inc. (A)	1,118	19,330
Nu Skin Enterprises, Inc., Class A	2,988	58,027
The Honest Company, Inc. (A)	4,669	15,408
		446,559
Tobacco – 0.1%
Universal Corp.	1,975	132,957
		4,322,655

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy – 7.9%
Energy equipment and services – 2.3%
Archrock, Inc.	16,778	$258,381
Bristow Group, Inc. (A)	2,307	65,219
ChampionX Corp.	23,435	684,536
Dril-Quip, Inc. (A)	2,878	66,971
Expro Group Holdings NV (A)	1,587	25,265
Forum Energy Technologies, Inc. (A)	377	8,358
Geospace Technologies Corp. (A)	516	6,687
Gulf Island Fabrication, Inc. (A)	3,019	13,072
Helix Energy Solutions Group, Inc. (A)	14,183	145,801
Helmerich & Payne, Inc.	6,377	230,975
Liberty Energy, Inc.	12,732	230,958
Nabors Industries, Ltd. (A)	530	43,264
National Energy Services Reunited Corp. (A)	4,865	29,677
Natural Gas Services Group, Inc. (A)	2,620	42,130
Newpark Resources, Inc. (A)	6,750	44,820
NOV, Inc.	16,660	337,865
Oil States International, Inc. (A)	4,041	27,438
Patterson-UTI Energy, Inc.	21,978	237,362
ProPetro Holding Corp. (A)	9,437	79,082
RPC, Inc.	18,389	133,872
SEACOR Marine Holdings, Inc. (A)	2,432	30,619
Seadrill, Ltd. (A)	290	13,711
Select Water Solutions, Inc.	7,658	58,124
Solaris Oilfield Infrastructure, Inc., Class A	1,100	8,756
TechnipFMC PLC	24,797	499,412
Tidewater, Inc. (A)	3,747	270,196
Transocean, Ltd. (A)	48,808	309,931
U.S. Silica Holdings, Inc. (A)	7,085	80,131
		3,982,613
Oil, gas and consumable fuels – 5.6%
Adams Resources & Energy, Inc.	482	12,619
Antero Midstream Corp.	9,614	120,463
Antero Resources Corp. (A)	14,551	330,017
Ardmore Shipping Corp.	3,297	46,455
Berry Corp.	5,062	35,586
California Resources Corp.	5,201	284,391
Callon Petroleum Company (A)	5,698	184,615
Chesapeake Energy Corp.	854	65,707
Chord Energy Corp.	972	161,576
Civitas Resources, Inc.	486	33,233
Clean Energy Fuels Corp. (A)	20,254	77,573
CNX Resources Corp. (A)	16,589	331,780
Comstock Resources, Inc.	11,791	104,350
CONSOL Energy, Inc.	3,428	344,617
Delek US Holdings, Inc.	6,133	158,231
DHT Holdings, Inc.	15,373	150,809
Dorian LPG, Ltd.	3,417	149,904
DT Midstream, Inc.	5,659	310,113
Evolution Petroleum Corp.	1,700	9,877
FutureFuel Corp.	4,276	25,998
Green Plains, Inc. (A)	3,377	85,168
Hallador Energy Company (A)	1,635	14,453
HF Sinclair Corp.	10,648	591,709
International Seaways, Inc.	3,851	175,143
Magnolia Oil & Gas Corp., Class A	29,642	631,078
Matador Resources Company	22,980	1,306,620
Murphy Oil Corp.	10,625	453,263
NACCO Industries, Inc., Class A	700	25,550
Nordic American Tankers, Ltd.	14,173	59,527
Northern Oil and Gas, Inc.	817	30,286
Overseas Shipholding Group, Inc., Class A	5,561	29,306
Ovintiv, Inc.	1,040	45,677
PBF Energy, Inc., Class A	9,233	405,883
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Peabody Energy Corp.	9,665	$235,053
Permian Resources Corp.	79,065	1,075,284
PHX Minerals, Inc.	557	1,794
Range Resources Corp.	1,941	59,084
REX American Resources Corp. (A)	1,688	79,842
Riley Exploration Permian, Inc.	491	13,375
SandRidge Energy, Inc.	3,343	45,699
Scorpio Tankers, Inc.	4,270	259,616
SFL Corp., Ltd.	10,526	118,733
Sitio Royalties Corp., Class A	914	21,488
SM Energy Company	7,412	286,993
Southwestern Energy Company (A)	39,036	255,686
Talos Energy, Inc. (A)	8,311	118,266
Teekay Corp. (A)	5,602	40,054
Teekay Tankers, Ltd., Class A	2,780	138,917
Vitesse Energy, Inc.	1,343	29,398
World Kinect Corp.	5,267	119,982
		9,690,841
		13,673,454
Financials – 21.1%
Banks – 12.6%
1st Source Corp.	2,362	129,792
ACNB Corp.	394	17,635
Amalgamated Financial Corp.	2,221	59,834
Amerant Bancorp, Inc.	2,770	68,059
American National Bankshares, Inc.	991	48,311
Ameris Bancorp	14,997	795,591
Ames National Corp.	500	10,670
Arrow Financial Corp.	1,150	32,131
Associated Banc-Corp.	14,499	310,134
Atlantic Union Bankshares Corp.	7,632	278,873
Axos Financial, Inc. (A)	5,257	287,032
Banc of California, Inc.	10,927	146,750
Bank of Marin Bancorp	1,851	40,759
Bank OZK	9,057	451,310
BankFinancial Corp.	2,146	22,018
BankUnited, Inc.	7,029	227,950
Bankwell Financial Group, Inc.	400	12,072
Banner Corp.	3,379	180,979
Bar Harbor Bankshares	1,690	49,618
BayCom Corp.	1,125	26,539
BCB Bancorp, Inc.	1,477	18,979
Berkshire Hills Bancorp, Inc.	4,838	120,128
Blue Foundry Bancorp (A)	912	8,819
Blue Ridge Bankshares, Inc.	682	2,066
BOK Financial Corp.	5,102	436,986
Bridgewater Bancshares, Inc. (A)	798	10,789
Brookline Bancorp, Inc.	7,292	79,556
Business First Bancshares, Inc.	1,362	33,573
Byline Bancorp, Inc.	3,345	78,808
C&F Financial Corp.	627	42,755
Cadence Bank	13,177	389,907
Cambridge Bancorp	121	8,397
Camden National Corp.	1,722	64,799
Capital City Bank Group, Inc.	1,865	54,887
Capitol Federal Financial, Inc.	11,378	73,388
Capstar Financial Holdings, Inc.	972	18,215
Carter Bankshares, Inc. (A)	1,494	22,365
Cathay General Bancorp	7,390	329,372
Central Pacific Financial Corp.	2,460	48,413
Central Valley Community Bancorp	600	13,410
Chemung Financial Corp.	723	36,005
Citizens & Northern Corp.	960	21,533
Civista Bancshares, Inc.	1,114	20,542
CNB Financial Corp.	1,562	35,286

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Colony Bankcorp, Inc.	959	$12,755
Columbia Banking System, Inc.	2,066	55,121
Comerica, Inc.	6,128	342,004
Community Bank System, Inc.	4,349	226,626
Community Trust Bancorp, Inc.	1,615	70,834
ConnectOne Bancorp, Inc.	2,683	61,468
CrossFirst Bankshares, Inc. (A)	3,053	41,460
Customers Bancorp, Inc. (A)	2,568	147,968
CVB Financial Corp.	7,286	147,104
Dime Community Bancshares, Inc.	3,811	102,630
Eagle Bancorp, Inc.	2,765	83,337
Eastern Bankshares, Inc.	3,103	44,063
Enterprise Bancorp, Inc.	246	7,936
Enterprise Financial Services Corp.	3,028	135,200
Equity Bancshares, Inc., Class A	1,442	48,884
ESSA Bancorp, Inc.	897	17,958
Evans Bancorp, Inc.	380	11,981
Farmers National Banc Corp.	1,865	26,949
FB Financial Corp.	3,353	133,617
Financial Institutions, Inc.	1,481	31,545
First Bancorp (North Carolina)	3,759	139,121
First Bancorp (Puerto Rico)	16,660	274,057
First Bank	900	13,230
First Busey Corp.	4,369	108,439
First Business Financial Services, Inc.	1,366	54,777
First Commonwealth Financial Corp.	8,341	128,785
First Community Bankshares, Inc.	2,201	81,657
First Financial Bancorp	8,400	199,500
First Financial Corp.	1,432	61,619
First Financial Northwest, Inc.	1,100	14,828
First Foundation, Inc.	4,373	42,331
First Hawaiian, Inc.	9,183	209,923
First Horizon Corp.	25,469	360,641
First Internet Bancorp	777	18,796
First Interstate BancSystem, Inc., Class A	4,845	148,984
First Merchants Corp.	5,458	202,383
First Mid Bancshares, Inc.	1,570	54,416
First Northwest Bancorp	800	12,752
First Western Financial, Inc. (A)	421	8,348
Flushing Financial Corp.	2,921	48,138
FNB Corp.	25,636	353,008
FS Bancorp, Inc.	400	14,784
Fulton Financial Corp.	13,791	227,000
German American Bancorp, Inc.	1,155	37,434
Great Southern Bancorp, Inc.	1,117	66,294
Guaranty Bancshares, Inc.	693	23,299
Hancock Whitney Corp.	7,556	367,146
Hanmi Financial Corp.	3,082	59,791
HarborOne Bancorp, Inc.	4,217	50,520
Heartland Financial USA, Inc.	3,376	126,971
Heritage Commerce Corp.	5,322	52,794
Heritage Financial Corp.	2,815	60,213
Hilltop Holdings, Inc.	4,528	159,431
Home Bancorp, Inc.	902	37,893
Home BancShares, Inc.	5,517	139,746
HomeStreet, Inc.	1,802	18,561
HomeTrust Bancshares, Inc.	560	15,075
Hope Bancorp, Inc.	10,431	126,006
Horizon Bancorp, Inc.	4,654	66,599
Independent Bank Corp. (Massachusetts)	2,735	179,990
Independent Bank Corp. (Michigan)	1,806	46,992
Independent Bank Group, Inc.	3,460	176,045
International Bancshares Corp.	4,680	254,218
Investar Holding Corp.	500	7,455
Kearny Financial Corp.	6,261	56,161
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
KeyCorp	4,308	$62,035
Lakeland Bancorp, Inc.	5,402	79,896
LCNB Corp.	600	9,462
Live Oak Bancshares, Inc.	752	34,216
Luther Burbank Corp. (A)	1,694	18,143
Macatawa Bank Corp.	5,091	57,426
Mercantile Bank Corp.	1,666	67,273
Metrocity Bankshares, Inc.	637	15,301
Metropolitan Bank Holding Corp. (A)	762	42,200
Mid Penn Bancorp, Inc.	1,196	29,039
Midland States Bancorp, Inc.	1,553	42,801
MidWestOne Financial Group, Inc.	1,343	36,140
MVB Financial Corp.	300	6,768
National Bank Holdings Corp., Class A	1,336	49,686
National Bankshares, Inc.	622	20,122
NBT Bancorp, Inc.	3,950	165,545
New York Community Bancorp, Inc.	39,746	406,602
Nicolet Bankshares, Inc.	928	74,685
Northeast Bank	770	42,496
Northfield Bancorp, Inc.	4,825	60,699
Northrim BanCorp, Inc.	647	37,015
Northwest Bancshares, Inc.	9,669	120,669
Norwood Financial Corp.	1,188	39,097
OceanFirst Financial Corp.	5,012	87,008
OFG Bancorp	4,124	154,568
Old National Bancorp	19,537	329,980
Old Second Bancorp, Inc.	2,721	42,012
OP Bancorp	1,000	10,950
Origin Bancorp, Inc.	1,486	52,857
Orrstown Financial Services, Inc.	500	14,750
Pacific Premier Bancorp, Inc.	7,695	224,001
Pathward Financial, Inc.	1,912	101,202
PCB Bancorp	836	15,407
Peapack-Gladstone Financial Corp.	1,625	48,458
Penns Woods Bancorp, Inc.	1,188	26,742
Peoples Bancorp, Inc.	2,883	97,330
Pinnacle Financial Partners, Inc.	9,004	785,329
Popular, Inc.	5,455	447,692
Preferred Bank	659	48,140
Premier Financial Corp.	2,871	69,191
Primis Financial Corp.	3,850	48,741
Prosperity Bancshares, Inc.	6,034	408,683
Provident Financial Holdings, Inc.	1,778	22,421
Provident Financial Services, Inc.	6,184	111,498
QCR Holdings, Inc.	1,449	84,607
RBB Bancorp	1,075	20,468
Renasant Corp.	4,994	168,198
Republic Bancorp, Inc., Class A	1,449	79,927
Riverview Bancorp, Inc.	3,925	25,120
S&T Bancorp, Inc.	3,436	114,831
Sandy Spring Bancorp, Inc.	3,344	91,091
Seacoast Banking Corp. of Florida	2,776	79,005
Shore Bancshares, Inc.	2,923	41,653
Sierra Bancorp	1,759	39,665
Simmons First National Corp., Class A	9,236	183,242
SmartFinancial, Inc.	886	21,698
South Plains Financial, Inc.	443	12,829
Southern First Bancshares, Inc. (A)	537	19,923
Southern Missouri Bancorp, Inc.	1,012	54,031
Southside Bancshares, Inc.	1,224	38,336
SouthState Corp.	4,513	381,123
Stellar Bancorp, Inc.	2,065	57,490
Synovus Financial Corp.	6,687	251,766
Territorial Bancorp, Inc.	1,722	19,200
Texas Capital Bancshares, Inc. (A)	3,434	221,939

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The Bank of NT Butterfield & Son, Ltd.	904	$28,937
The First Bancorp, Inc.	1,316	37,138
The First Bancshares, Inc.	1,916	56,196
The First of Long Island Corp.	2,386	31,591
The Hingham Institution for Savings	69	13,414
Tompkins Financial Corp.	505	30,416
Towne Bank	5,579	166,031
TriCo Bancshares	1,406	60,416
Triumph Financial, Inc. (A)	540	43,297
Trustmark Corp.	4,932	137,504
UMB Financial Corp.	1,043	87,143
United Bankshares, Inc.	7,422	278,696
United Community Banks, Inc.	6,679	195,428
Unity Bancorp, Inc.	430	12,724
Univest Financial Corp.	2,739	60,340
Valley National Bancorp	26,605	288,930
Veritex Holdings, Inc.	3,741	87,053
WaFd, Inc.	5,681	187,246
Washington Trust Bancorp, Inc.	1,035	33,513
Webster Financial Corp.	7,596	385,573
WesBanco, Inc.	5,865	183,985
Western Alliance Bancorp	537	35,329
Western New England Bancorp, Inc.	3,609	32,481
Wintrust Financial Corp.	3,511	325,645
WSFS Financial Corp.	4,396	201,908
Zions Bancorp NA	7,356	322,708
		21,814,686
Capital markets – 2.3%
AssetMark Financial Holdings, Inc. (A)	472	14,136
Houlihan Lokey, Inc.	7,426	890,452
Invesco, Ltd.	24,463	436,420
Janus Henderson Group PLC	9,860	297,279
Jefferies Financial Group, Inc.	12,004	485,082
Oppenheimer Holdings, Inc., Class A	1,182	48,840
PJT Partners, Inc., Class A	10,411	1,060,569
Stifel Financial Corp.	8,290	573,254
StoneX Group, Inc. (A)	2,062	152,237
Virtus Investment Partners, Inc.	126	30,462
		3,988,731
Consumer finance – 1.2%
Ally Financial, Inc.	16,381	572,025
Atlanticus Holdings Corp. (A)	505	19,528
Bread Financial Holdings, Inc.	4,838	159,364
Consumer Portfolio Services, Inc. (A)	1,066	9,988
Encore Capital Group, Inc. (A)	2,509	127,332
Enova International, Inc. (A)	3,425	189,608
EZCORP, Inc., Class A (A)	4,801	41,961
Green Dot Corp., Class A (A)	3,440	34,056
LendingClub Corp. (A)	7,056	61,669
Navient Corp.	12,275	228,561
Nelnet, Inc., Class A	2,648	233,607
Nicholas Financial, Inc. (A)	75	512
OneMain Holdings, Inc.	5,356	263,515
PRA Group, Inc. (A)	3,071	80,460
PROG Holdings, Inc. (A)	1,042	32,208
Regional Management Corp.	573	14,371
		2,068,765
Financial services – 1.8%
Acacia Research Corp. (A)	2,172	8,514
Alerus Financial Corp.	904	20,241
A-Mark Precious Metals, Inc.	1,892	57,233
BM Technologies, Inc. (A)	367	752
California First Leasing Corp. (A)	278	4,657
Cannae Holdings, Inc. (A)	798	15,569
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
Essent Group, Ltd.	3,487	$183,904
Federal Agricultural Mortgage Corp., Class C	694	132,707
Flywire Corp. (A)	34,784	805,250
Jackson Financial, Inc., Class A	5,691	291,379
Merchants Bancorp	1,376	58,590
MGIC Investment Corp.	17,269	333,119
Mr. Cooper Group, Inc. (A)	3,087	201,025
NCR Atleos Corp. (A)	382	9,279
NMI Holdings, Inc., Class A (A)	5,822	172,797
Ocwen Financial Corp. (A)	315	9,689
Paysafe, Ltd. (A)	1,393	17,816
PennyMac Financial Services, Inc.	3,720	328,736
Radian Group, Inc.	10,338	295,150
TrustCo Bank Corp. NY	1,826	56,697
Walker & Dunlop, Inc.	615	68,271
Waterstone Financial, Inc.	3,099	44,006
		3,115,381
Insurance – 3.2%
Ambac Financial Group, Inc. (A)	3,281	54,071
American Equity Investment Life Holding Company (A)	7,384	412,027
Assured Guaranty, Ltd.	5,779	432,443
Axis Capital Holdings, Ltd.	5,166	286,041
Brighthouse Financial, Inc. (A)	5,409	286,244
CNO Financial Group, Inc.	9,319	260,000
Donegal Group, Inc., Class A	2,876	40,235
Employers Holdings, Inc.	2,283	89,950
Enstar Group, Ltd. (A)	1,090	320,842
F&G Annuities & Life, Inc.	192	8,832
Fidelity National Financial, Inc.	3,472	177,141
First American Financial Corp.	4,838	311,761
Genworth Financial, Inc., Class A (A)	36,213	241,903
Greenlight Capital Re, Ltd., Class A (A)	2,616	29,875
Heritage Insurance Holdings, Inc. (A)	657	4,284
Horace Mann Educators Corp.	3,303	108,008
Investors Title Company	189	30,644
James River Group Holdings, Ltd.	2,157	19,931
Kemper Corp.	4,019	195,605
MBIA, Inc. (A)	1,892	11,579
Mercury General Corp.	4,889	182,409
National Western Life Group, Inc., Class A	221	106,747
Old Republic International Corp.	15,344	451,114
Oscar Health, Inc., Class A (A)	6,663	60,966
ProAssurance Corp.	4,655	64,192
Reinsurance Group of America, Inc.	80	12,942
Safety Insurance Group, Inc.	612	46,506
SiriusPoint, Ltd. (A)	10,334	119,874
Stewart Information Services Corp.	1,817	106,749
Tiptree, Inc.	3,689	69,943
United Fire Group, Inc.	1,897	38,168
Universal Insurance Holdings, Inc.	3,287	52,526
Unum Group	10,883	492,129
White Mountains Insurance Group, Ltd.	205	308,527
		5,434,208
		36,421,771
Health care – 11.2%
Biotechnology – 3.3%
Achillion Pharmaceuticals, Inc. (A)(B)	10,940	16,623
Agios Pharmaceuticals, Inc. (A)	6,006	133,754
Allogene Therapeutics, Inc. (A)	4,442	14,259
Anika Therapeutics, Inc. (A)	1,585	35,916
Arcturus Therapeutics Holdings, Inc. (A)	790	24,909
Arcus Biosciences, Inc. (A)	3,846	73,459

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Arcutis Biotherapeutics, Inc. (A)	29,260	$94,510
Avidity Biosciences, Inc. (A)	2,235	20,227
BioCryst Pharmaceuticals, Inc. (A)	63,283	379,065
Crinetics Pharmaceuticals, Inc. (A)	22,475	799,661
Dynavax Technologies Corp. (A)	6,329	88,479
Eagle Pharmaceuticals, Inc. (A)	585	3,060
Editas Medicine, Inc. (A)	3,778	38,271
Emergent BioSolutions, Inc. (A)	2,676	6,422
Generation Bio Company (A)	4,046	6,676
Halozyme Therapeutics, Inc. (A)	16,085	594,502
Insmed, Inc. (A)	25,525	791,020
Ironwood Pharmaceuticals, Inc. (A)	5,628	64,384
iTeos Therapeutics, Inc. (A)	1,538	16,841
Kodiak Sciences, Inc. (A)	1,185	3,602
Kura Oncology, Inc. (A)	3,536	50,848
Myriad Genetics, Inc. (A)	5,783	110,687
Nurix Therapeutics, Inc. (A)	1,884	19,443
PDL BioPharma, Inc. (A)(B)	5,434	4,402
REGENXBIO, Inc. (A)	1,693	30,389
Sage Therapeutics, Inc. (A)	2,666	57,772
Sutro Biopharma, Inc. (A)	1,765	7,572
Travere Therapeutics, Inc. (A)	28,187	253,401
Ultragenyx Pharmaceutical, Inc. (A)	11,635	556,386
Vanda Pharmaceuticals, Inc. (A)	4,716	19,902
Veracyte, Inc. (A)	25,404	698,864
Vericel Corp. (A)	20,807	740,937
Xencor, Inc. (A)	1,408	29,892
		5,786,135
Health care equipment and supplies – 1.9%
AngioDynamics, Inc. (A)	3,198	25,072
Artivion, Inc. (A)	20,452	365,682
AtriCure, Inc. (A)	11,403	406,973
Avanos Medical, Inc. (A)	4,440	99,589
Enovis Corp. (A)	5,061	283,517
Envista Holdings Corp. (A)	10,702	257,490
FONAR Corp. (A)	463	9,056
Globus Medical, Inc., Class A (A)	11,210	597,381
ICU Medical, Inc. (A)	2,253	224,714
Inogen, Inc. (A)	1,678	9,212
Integer Holdings Corp. (A)	2,433	241,062
Integra LifeSciences Holdings Corp. (A)	9,568	416,686
Kewaunee Scientific Corp. (A)	83	2,413
LENSAR, Inc. (A)	783	2,748
LivaNova PLC (A)	1,624	84,026
Omnicell, Inc. (A)	344	12,945
OraSure Technologies, Inc. (A)	4,040	33,128
Orthofix Medical, Inc. (A)	2,161	29,130
QuidelOrtho Corp. (A)	511	37,661
Tactile Systems Technology, Inc. (A)	1,515	21,665
Utah Medical Products, Inc.	289	24,340
Varex Imaging Corp. (A)	4,007	82,144
		3,266,634
Health care providers and services – 2.5%
Acadia Healthcare Company, Inc. (A)	12,859	999,916
AdaptHealth Corp. (A)	1,098	8,004
Addus HomeCare Corp. (A)	1,766	163,973
Agiliti, Inc. (A)	3,789	30,009
Amedisys, Inc. (A)	2,199	209,037
Brookdale Senior Living, Inc. (A)	14,458	84,146
Castle Biosciences, Inc. (A)	726	15,667
Cross Country Healthcare, Inc. (A)	3,819	86,462
Enhabit, Inc. (A)	1,091	11,292
Fulgent Genetics, Inc. (A)	2,388	69,037
HealthEquity, Inc. (A)	9,622	637,939
National HealthCare Corp.	1,428	131,976
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
NeoGenomics, Inc. (A)	4,116	$66,597
OPKO Health, Inc. (A)	8,398	12,681
Owens & Minor, Inc. (A)	4,990	96,157
Patterson Companies, Inc.	7,120	202,564
Pediatrix Medical Group, Inc. (A)	5,689	52,908
PetIQ, Inc. (A)	1,147	22,653
Premier, Inc., Class A	7,830	175,079
Select Medical Holdings Corp.	1,202	28,247
Universal Health Services, Inc., Class B	3,078	469,210
US Physical Therapy, Inc.	7,669	714,291
		4,287,845
Health care technology – 0.2%
American Well Corp., Class A (A)	9,568	14,256
Certara, Inc. (A)	5,777	101,617
Computer Programs and Systems, Inc. (A)	1,067	11,950
Health Catalyst, Inc. (A)	2,468	22,854
HealthStream, Inc.	1,969	53,222
Teladoc Health, Inc. (A)	4,790	103,225
Veradigm, Inc. (A)	11,365	119,219
		426,343
Life sciences tools and services – 1.5%
Azenta, Inc. (A)	16,895	1,100,540
Bio-Rad Laboratories, Inc., Class A (A)	415	133,999
CryoPort, Inc. (A)	16,035	248,382
Harvard Bioscience, Inc. (A)	5,200	27,820
MaxCyte, Inc. (A)	3,699	17,385
Medpace Holdings, Inc. (A)	2,697	826,711
Mesa Laboratories, Inc.	169	17,706
OmniAb, Inc. (A)	3,101	19,133
OmniAb, Inc., $12.50 Earnout Shares (A)(B)	240	0
OmniAb, Inc., $15.00 Earnout Shares (A)(B)	240	0
Personalis, Inc. (A)	1,146	2,407
Revvity, Inc.	1,084	118,492
Seer, Inc. (A)	2,095	4,064
		2,516,639
Pharmaceuticals – 1.8%
ANI Pharmaceuticals, Inc. (A)	800	44,112
Catalent, Inc. (A)	2,622	117,806
Cumberland Pharmaceuticals, Inc. (A)	956	1,663
Elanco Animal Health, Inc. (A)	25,815	384,644
Innoviva, Inc. (A)	7,202	115,520
Intra-Cellular Therapies, Inc. (A)	11,492	823,057
Ligand Pharmaceuticals, Inc. (A)	1,301	92,917
Nektar Therapeutics (A)	10,585	5,981
Organon & Company	695	10,022
Perrigo Company PLC	9,542	307,062
Phathom Pharmaceuticals, Inc. (A)	27,156	247,934
Phibro Animal Health Corp., Class A	1,429	16,548
Prestige Consumer Healthcare, Inc. (A)	2,877	176,130
Supernus Pharmaceuticals, Inc. (A)	20,207	584,791
Taro Pharmaceutical Industries, Ltd. (A)	1,003	41,905
Viatris, Inc.	6,813	73,785
		3,043,877
		19,327,473
Industrials – 18.3%
Aerospace and defense – 1.1%
AAR Corp. (A)	3,353	209,227
AerSale Corp. (A)	635	8,061
Astronics Corp. (A)	1,700	29,614
Ducommun, Inc. (A)	1,245	64,815
Hexcel Corp.	12,495	921,506

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Kaman Corp.	1,770	$42,392
Kratos Defense & Security Solutions, Inc. (A)	3,850	78,117
Mercury Systems, Inc. (A)	3,577	130,811
Moog, Inc., Class A	1,548	224,119
National Presto Industries, Inc.	644	51,700
Park Aerospace Corp.	2,083	30,620
SIFCO Industries, Inc. (A)	1,000	4,540
V2X, Inc. (A)	1,029	47,787
		1,843,309
Air freight and logistics – 0.2%
Air Transport Services Group, Inc. (A)	7,279	128,183
Hub Group, Inc., Class A (A)	2,418	222,311
Radiant Logistics, Inc. (A)	3,764	24,993
		375,487
Building products – 1.7%
American Woodmark Corp. (A)	1,615	149,953
Apogee Enterprises, Inc.	2,178	116,327
AZZ, Inc.	1,376	79,932
Gibraltar Industries, Inc. (A)	14,051	1,109,748
Hayward Holdings, Inc. (A)	2,363	32,137
Insteel Industries, Inc.	1,689	64,672
JELD-WEN Holding, Inc. (A)	4,097	77,351
Masonite International Corp. (A)	1,126	95,327
Masterbrand, Inc. (A)	1,555	23,092
Owens Corning	1,092	161,867
PGT Innovations, Inc. (A)	2,765	112,536
Quanex Building Products Corp.	3,929	120,110
Resideo Technologies, Inc. (A)	11,229	211,330
UFP Industries, Inc.	3,823	479,978
		2,834,360
Commercial services and supplies – 0.9%
ABM Industries, Inc.	5,899	264,452
ACCO Brands Corp.	8,323	50,604
Acme United Corp.	733	31,416
Brady Corp., Class A	3,025	177,537
BrightView Holdings, Inc. (A)	8,669	72,993
CECO Environmental Corp. (A)	3,081	62,483
Civeo Corp.	673	15,378
Deluxe Corp.	3,291	70,592
Ennis, Inc.	2,608	57,141
Enviri Corp. (A)	7,551	67,959
Healthcare Services Group, Inc. (A)	2,180	22,607
HNI Corp.	1,894	79,226
Interface, Inc.	2,884	36,396
Matthews International Corp., Class A	2,517	92,248
MillerKnoll, Inc.	1,587	42,341
NL Industries, Inc.	3,260	18,289
OPENLANE, Inc. (A)	8,224	121,797
Steelcase, Inc., Class A	6,532	88,313
UniFirst Corp.	667	122,001
Virco Manufacturing Corp.	1,200	14,436
VSE Corp.	1,368	88,386
		1,596,595
Construction and engineering – 1.1%
API Group Corp. (A)	3,732	129,127
Arcosa, Inc.	4,464	368,905
Argan, Inc.	1,446	67,658
Cadeler A/S, ADR (A)	947	17,425
Concrete Pumping Holdings, Inc. (A)	1,800	14,760
Dycom Industries, Inc. (A)	1,171	134,770
Fluor Corp. (A)	3,410	133,570
Granite Construction, Inc.	3,746	190,522
Great Lakes Dredge & Dock Corp. (A)	6,888	52,900
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
IES Holdings, Inc. (A)	1,180	$93,480
MasTec, Inc. (A)	1,220	92,378
Matrix Service Company (A)	2,731	26,709
MDU Resources Group, Inc.	8,560	169,488
Northwest Pipe Company (A)	1,306	39,520
Orion Group Holdings, Inc. (A)	4,263	21,059
Primoris Services Corp.	4,151	137,855
Sterling Infrastructure, Inc. (A)	2,528	222,287
Tutor Perini Corp. (A)	4,167	37,920
		1,950,333
Electrical equipment – 2.0%
Allient, Inc.	300	9,063
American Superconductor Corp. (A)	1,655	18,437
Atkore, Inc. (A)	8,415	1,346,400
Encore Wire Corp.	1,762	376,363
EnerSys	1,533	154,772
LSI Industries, Inc.	4,131	58,164
Powell Industries, Inc.	1,244	109,970
Preformed Line Products Company	492	65,859
Regal Rexnord Corp.	3,332	493,203
Sensata Technologies Holding PLC	3,072	115,415
Shoals Technologies Group, Inc., Class A (A)	32,085	498,601
Sunrun, Inc. (A)	2,009	39,437
Thermon Group Holdings, Inc. (A)	3,483	113,441
Ultralife Corp. (A)	1,984	13,531
		3,412,656
Ground transportation – 1.2%
ArcBest Corp.	2,462	295,957
Covenant Logistics Group, Inc.	1,513	69,659
Heartland Express, Inc.	4,107	58,566
Hertz Global Holdings, Inc. (A)	1,310	13,611
Knight-Swift Transportation Holdings, Inc.	8,340	480,801
Marten Transport, Ltd.	6,368	133,601
PAM Transportation Services, Inc. (A)	2,085	43,326
Ryder System, Inc.	3,393	390,399
Schneider National, Inc., Class B	3,459	88,032
U-Haul Holding Company, Series N	3,519	247,878
Universal Logistics Holdings, Inc.	600	16,812
Werner Enterprises, Inc.	4,155	176,047
		2,014,689
Machinery – 4.6%
3D Systems Corp. (A)	5,104	32,410
AGCO Corp.	2,746	333,392
Alamo Group, Inc.	5,243	1,102,026
Albany International Corp., Class A	743	72,977
Astec Industries, Inc.	2,415	89,838
Barnes Group, Inc.	4,989	162,791
Columbus McKinnon Corp.	2,178	84,986
Commercial Vehicle Group, Inc. (A)	2,492	17,469
Enpro, Inc.	1,502	235,423
Esab Corp.	2,502	216,723
ESCO Technologies, Inc.	1,885	220,602
Flowserve Corp.	699	28,813
Gates Industrial Corp. PLC (A)	18,170	243,841
Gencor Industries, Inc. (A)	2,100	33,894
Graham Corp. (A)	333	6,317
Helios Technologies, Inc.	1,138	51,608
Hillenbrand, Inc.	15,814	756,700
Hurco Companies, Inc.	1,054	22,693
Hyster-Yale Materials Handling, Inc.	466	28,981
Kennametal, Inc.	6,313	162,812
LB Foster Company, Class A (A)	1,699	37,361
Luxfer Holdings PLC	633	5,659

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Mayville Engineering Company, Inc. (A)	1,096	$15,804
Miller Industries, Inc.	1,434	60,644
Mueller Industries, Inc.	4,486	211,515
Mueller Water Products, Inc., Class A	2,340	33,696
NN, Inc. (A)	2,376	9,504
Oshkosh Corp.	1,276	138,331
Park-Ohio Holdings Corp.	749	20,193
Perma-Pipe International Holdings, Inc. (A)	1,100	8,569
Proto Labs, Inc. (A)	1,588	61,868
RBC Bearings, Inc. (A)	4,030	1,148,107
REV Group, Inc.	5,224	94,920
SPX Technologies, Inc. (A)	11,930	1,205,048
Standex International Corp.	310	49,098
Stratasys, Ltd. (A)	1,753	25,033
Tennant Company	694	64,327
Terex Corp.	1,393	80,042
The Eastern Company	1,471	32,362
The Gorman-Rupp Company	1,454	51,661
The Greenbrier Companies, Inc.	2,830	125,029
The LS Starrett Company, Class A (A)	1,530	18,513
The Manitowoc Company, Inc. (A)	3,343	55,795
The Timken Company	2,055	164,708
Titan International, Inc. (A)	3,936	58,568
Trinity Industries, Inc.	7,997	212,640
Twin Disc, Inc.	1,650	26,664
Wabash National Corp.	1,980	50,728
		7,970,683
Marine transportation – 0.4%
Costamare, Inc.	9,592	99,853
Eagle Bulk Shipping, Inc.	1,293	71,632
Genco Shipping & Trading, Ltd.	4,550	75,485
Kirby Corp. (A)	2,302	180,661
Matson, Inc.	2,868	314,333
Pangaea Logistics Solutions, Ltd.	1,768	14,568
		756,532
Passenger airlines – 0.6%
Alaska Air Group, Inc. (A)	10,508	410,548
Allegiant Travel Company	1,247	103,015
Copa Holdings SA, Class A	905	96,211
Hawaiian Holdings, Inc. (A)	3,931	55,820
JetBlue Airways Corp. (A)	22,528	125,030
SkyWest, Inc. (A)	3,644	190,217
Spirit Airlines, Inc.	5,129	84,064
		1,064,905
Professional services – 2.3%
Alight, Inc., Class A (A)	1,576	13,443
Asure Software, Inc. (A)	1,391	13,242
BGSF, Inc.	800	7,520
CACI International, Inc., Class A (A)	2,413	781,474
CBIZ, Inc. (A)	1,602	100,269
Clarivate PLC (A)	23,109	213,989
Concentrix Corp.	1,811	177,858
Conduent, Inc. (A)	14,444	52,721
Dun & Bradstreet Holdings, Inc.	7,293	85,328
Exponent, Inc.	8,740	769,470
First Advantage Corp.	1,878	31,118
Heidrick & Struggles International, Inc.	1,672	49,374
Huron Consulting Group, Inc. (A)	1,411	145,051
ICF International, Inc.	1,429	191,615
Kelly Services, Inc., Class A	3,287	71,065
Korn Ferry	3,492	207,250
ManpowerGroup, Inc.	1,014	80,583
Mistras Group, Inc. (A)	2,232	16,338
NV5 Global, Inc. (A)	533	59,227
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Parsons Corp. (A)	721	$45,214
Paycor HCM, Inc. (A)	33,179	716,335
Resources Connection, Inc.	4,120	58,380
TrueBlue, Inc. (A)	3,219	49,379
Willdan Group, Inc. (A)	400	8,600
		3,944,843
Trading companies and distributors – 2.2%
Air Lease Corp.	8,638	362,278
BlueLinx Holdings, Inc. (A)	893	101,186
Boise Cascade Company	3,470	448,879
Distribution Solutions Group, Inc. (A)	1,306	41,217
DXP Enterprises, Inc. (A)	1,767	59,548
GATX Corp.	1,451	174,439
GMS, Inc. (A)	1,599	131,806
Herc Holdings, Inc.	249	37,074
Hudson Technologies, Inc. (A)	2,645	35,681
McGrath RentCorp	1,288	154,071
MRC Global, Inc. (A)	2,745	30,222
NOW, Inc. (A)	7,656	86,666
Rush Enterprises, Inc., Class A	5,371	270,161
Rush Enterprises, Inc., Class B	1,675	88,742
SiteOne Landscape Supply, Inc. (A)	6,586	1,070,225
Textainer Group Holdings, Ltd.	3,510	172,692
Titan Machinery, Inc. (A)	2,366	68,330
WESCO International, Inc.	2,696	468,780
Willis Lease Finance Corp. (A)	406	19,845
		3,821,842
		31,586,234
Information technology – 11.0%
Communications equipment – 0.7%
Aviat Networks, Inc. (A)	829	27,075
Comtech Telecommunications Corp.	2,706	22,812
Digi International, Inc. (A)	4,035	104,910
Juniper Networks, Inc.	6,436	189,733
KVH Industries, Inc. (A)	910	4,787
NETGEAR, Inc. (A)	3,326	48,493
NetScout Systems, Inc. (A)	5,946	130,515
Optical Cable Corp. (A)	931	2,514
Ribbon Communications, Inc. (A)	8,541	24,769
Viasat, Inc. (A)	5,154	144,054
Viavi Solutions, Inc. (A)	52,407	527,738
		1,227,400
Electronic equipment, instruments and components – 3.6%
Arrow Electronics, Inc. (A)	5,768	705,138
Avnet, Inc.	9,371	472,298
Bel Fuse, Inc., Class B	1,641	109,570
Belden, Inc.	3,100	239,475
Benchmark Electronics, Inc.	3,813	105,391
Climb Global Solutions, Inc.	314	17,217
Coherent Corp. (A)	6,009	261,572
CTS Corp.	3,299	144,298
Daktronics, Inc. (A)	3,929	33,318
ePlus, Inc. (A)	1,924	153,612
Fabrinet (A)	507	96,497
FARO Technologies, Inc. (A)	684	15,411
Frequency Electronics, Inc.	1,783	19,524
Itron, Inc. (A)	2,223	167,859
Key Tronic Corp. (A)	1,900	8,208
Kimball Electronics, Inc. (A)	3,036	81,820
Knowles Corp. (A)	7,107	127,286
Methode Electronics, Inc.	2,971	67,531
Mirion Technologies, Inc. (A)	1,282	13,141
Novanta, Inc. (A)	7,224	1,216,594
OSI Systems, Inc. (A)	1,091	140,794

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
PC Connection, Inc.	2,391	$160,699
Plexus Corp. (A)	2,005	216,801
RF Industries, Ltd. (A)	120	365
Richardson Electronics, Ltd.	1,461	19,504
Rogers Corp. (A)	1,273	168,125
Sanmina Corp. (A)	4,939	253,716
ScanSource, Inc. (A)	2,542	100,689
TD SYNNEX Corp.	5,083	546,982
TTM Technologies, Inc. (A)	10,649	168,361
Vishay Intertechnology, Inc.	10,499	251,661
Vishay Precision Group, Inc. (A)	1,686	57,442
		6,140,899
IT services – 0.6%
Brightcove, Inc. (A)	2,443	6,327
DXC Technology Company (A)	15,631	357,481
Fastly, Inc., Class A (A)	4,758	84,692
Information Services Group, Inc.	4,400	20,724
Kyndryl Holdings, Inc. (A)	8,375	174,033
Thoughtworks Holding, Inc. (A)	80,115	385,353
		1,028,610
Semiconductors and semiconductor equipment – 3.1%
Allegro MicroSystems, Inc. (A)	17,229	521,522
Alpha & Omega Semiconductor, Ltd. (A)	2,746	71,561
Amkor Technology, Inc.	19,278	641,379
Amtech Systems, Inc. (A)	2,404	10,097
AXT, Inc. (A)	4,229	10,150
CEVA, Inc. (A)	1,976	44,875
Cohu, Inc. (A)	4,842	171,358
Diodes, Inc. (A)	2,678	215,633
FormFactor, Inc. (A)	4,086	170,427
Ichor Holdings, Ltd. (A)	2,659	89,422
Kulicke & Soffa Industries, Inc.	4,804	262,875
MACOM Technology Solutions Holdings, Inc. (A)	10,006	930,058
Magnachip Semiconductor Corp. (A)	2,526	18,945
MaxLinear, Inc. (A)	981	23,318
Onto Innovation, Inc. (A)	1,755	268,340
Photronics, Inc. (A)	5,882	184,518
Power Integrations, Inc.	8,079	663,367
Silicon Laboratories, Inc. (A)	6,022	796,530
Ultra Clean Holdings, Inc. (A)	3,668	125,226
Veeco Instruments, Inc. (A)	2,996	92,966
		5,312,567
Software – 2.9%
ACI Worldwide, Inc. (A)	9,923	303,644
Appfolio, Inc., Class A (A)	4,382	759,138
Aware, Inc. (A)	2,160	3,586
Cerence, Inc. (A)	2,239	44,019
CleanSpark, Inc. (A)	5,547	61,183
Cognyte Software, Ltd. (A)	402	2,585
Consensus Cloud Solutions, Inc. (A)	218	5,714
CyberArk Software, Ltd. (A)	5,668	1,241,575
Digital Turbine, Inc. (A)	2,201	15,099
E2open Parent Holdings, Inc. (A)	4,078	17,902
Intapp, Inc. (A)	25,628	974,377
LiveRamp Holdings, Inc. (A)	1,737	65,798
Matterport, Inc. (A)	13,199	35,505
Mitek Systems, Inc. (A)	1,915	24,972
NCR Voyix Corp. (A)	765	12,936
Olo, Inc., Class A (A)	2,125	12,155
ON24, Inc.	2,666	21,008
OneSpan, Inc. (A)	1,048	11,235
Rapid7, Inc. (A)	7,021	400,899
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Riot Platforms, Inc. (A)	2,487	$38,474
SecureWorks Corp., Class A (A)	1,000	7,380
SolarWinds Corp. (A)	12,240	152,878
The Descartes Systems Group, Inc. (A)	9,738	818,576
Upland Software, Inc. (A)	1,064	4,501
Verint Systems, Inc. (A)	1,067	28,841
Xperi, Inc. (A)	1,943	21,412
		5,085,392
Technology hardware, storage and peripherals – 0.1%
AstroNova, Inc. (A)	1,439	23,398
Xerox Holdings Corp.	12,185	223,351
		246,749
		19,041,617
Materials – 7.0%
Chemicals – 3.0%
AdvanSix, Inc.	2,405	72,054
Alto Ingredients, Inc. (A)	3,300	8,778
American Vanguard Corp.	2,933	32,175
Ashland, Inc.	4,068	342,973
Avient Corp.	22,480	934,494
Balchem Corp.	4,841	720,099
Core Molding Technologies, Inc. (A)	1,000	18,530
Eastman Chemical Company	469	42,126
Ecovyst, Inc. (A)	9,373	91,574
Element Solutions, Inc.	6,015	139,187
Hawkins, Inc.	1,460	102,813
HB Fuller Company	2,731	222,331
Huntsman Corp.	15,185	381,599
Innospec, Inc.	1,890	232,924
Intrepid Potash, Inc. (A)	1,117	26,685
Koppers Holdings, Inc.	1,694	86,767
Kronos Worldwide, Inc.	3,820	37,971
Livent Corp. (A)	525	9,440
LSB Industries, Inc. (A)	3,748	34,894
Mativ Holdings, Inc.	4,760	72,876
Minerals Technologies, Inc.	2,720	193,963
Olin Corp.	3,401	183,484
Perimeter Solutions SA (A)	1,880	8,648
Quaker Chemical Corp.	3,687	786,880
Rayonier Advanced Materials, Inc. (A)	4,555	18,448
Sensient Technologies Corp.	269	17,754
Stepan Company	1,794	169,623
The Mosaic Company	1,004	35,873
Tronox Holdings PLC	13,420	190,027
		5,214,990
Construction materials – 0.3%
Knife River Corp. (A)	1,752	115,947
Summit Materials, Inc., Class A (A)	5,752	221,222
United States Lime & Minerals, Inc.	589	135,676
		472,845
Containers and packaging – 0.9%
Berry Global Group, Inc.	7,897	532,179
Greif, Inc., Class A	1,784	117,013
Greif, Inc., Class B	913	60,267
Myers Industries, Inc.	617	12,062
O-I Glass, Inc. (A)	7,974	130,614
Pactiv Evergreen, Inc.	3,705	50,796
Ranpak Holdings Corp. (A)	1,842	10,720
Silgan Holdings, Inc.	506	22,897
Sonoco Products Company	1,332	74,419
TriMas Corp.	1,856	47,012

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Westrock Company	13,906	$577,377
		1,635,356
Metals and mining – 2.7%
Alcoa Corp.	13,696	465,664
Alpha Metallurgical Resources, Inc.	1,110	376,201
Ampco-Pittsburgh Corp. (A)	1,644	4,488
Arch Resources, Inc.	1,503	249,408
Ascent Industries Company (A)	2,209	21,118
Carpenter Technology Corp.	4,715	333,822
Century Aluminum Company (A)	4,406	53,489
Cleveland-Cliffs, Inc. (A)	28,008	571,923
Coeur Mining, Inc. (A)	26,119	85,148
Commercial Metals Company	8,423	421,487
Compass Minerals International, Inc.	1,647	41,702
Friedman Industries, Inc.	1,511	23,360
Haynes International, Inc.	1,127	64,295
Hecla Mining Company	42,155	202,766
Materion Corp.	1,721	223,954
MP Materials Corp. (A)	2,290	45,457
Nexa Resources SA	900	6,426
Olympic Steel, Inc.	1,438	95,915
Ryerson Holding Corp.	2,583	89,578
Schnitzer Steel Industries, Inc., Class A	3,077	92,802
SunCoke Energy, Inc.	6,433	69,090
TimkenSteel Corp. (A)	3,682	86,343
Tredegar Corp.	1,654	8,948
U.S. Steel Corp.	13,527	658,089
Universal Stainless & Alloy Products, Inc. (A)	1,562	31,365
Warrior Met Coal, Inc.	3,785	230,771
Worthington Steel, Inc. (A)	3,451	96,973
		4,650,582
Paper and forest products – 0.1%
Clearwater Paper Corp. (A)	1,597	57,684
Glatfelter Corp. (A)	4,610	8,943
Mercer International, Inc.	7,458	70,702
Resolute Forest Products, Inc. (A)(B)	7,541	10,708
Sylvamo Corp.	300	14,733
		162,770
		12,136,543
Real estate – 1.7%
Hotel and resort REITs – 0.4%
Ryman Hospitality Properties, Inc.	6,517	717,261
Industrial REITs – 0.4%
STAG Industrial, Inc.	17,947	704,599
Real estate management and development – 0.9%
Anywhere Real Estate, Inc. (A)	9,125	74,004
Cushman & Wakefield PLC (A)	14,309	154,537
Douglas Elliman, Inc.	6,219	18,346
Five Point Holdings LLC, Class A (A)	2,659	8,163
Forestar Group, Inc. (A)	2,613	86,412
FRP Holdings, Inc. (A)	931	58,541
Howard Hughes Holdings, Inc. (A)	3,339	285,651
Jones Lang LaSalle, Inc. (A)	2,430	458,954
Kennedy-Wilson Holdings, Inc.	9,598	118,823
Marcus & Millichap, Inc.	2,984	130,341
Newmark Group, Inc., Class A	7,419	81,312
Rafael Holdings, Inc., Class B (A)	500	915
RE/MAX Holdings, Inc., Class A	2,193	29,233
Stratus Properties, Inc. (A)	1,025	29,582
Tejon Ranch Company (A)	2,396	41,211
		1,576,025
		2,997,885
Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Utilities – 0.3%
Electric utilities – 0.1%
Genie Energy, Ltd., B Shares	1,000	$28,130
NRG Energy, Inc.	1,467	75,844
		103,974
Gas utilities – 0.1%
New Jersey Resources Corp.	3,121	139,134
Independent power and renewable electricity producers – 0.1%
Brookfield Renewable Corp., Class A	508	14,625
Ormat Technologies, Inc.	502	38,047
Sunnova Energy International, Inc. (A)	7,526	114,772
		167,444
		410,552
TOTAL COMMON STOCKS (Cost $140,066,759)		$170,523,133
PREFERRED SECURITIES – 0.0%
Industrials – 0.0%
Trading companies and distributors – 0.0%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	1,507	39,815
TOTAL PREFERRED SECURITIES (Cost $37,663)		$39,815
SHORT-TERM INVESTMENTS – 1.5%
Short-term funds – 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.2676% (C)	2,262,285	2,262,285
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (C)	392,066	392,066
TOTAL SHORT-TERM INVESTMENTS (Cost $2,654,351)		$2,654,351
Total Investments (Small Cap Opportunities Trust) (Cost $142,758,773) – 100.2%		$173,217,299
Other assets and liabilities, net – (0.2%)		(328,771)
TOTAL NET ASSETS – 100.0%		$172,888,528
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
Small Cap Stock Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 99.4%
Communication services – 3.5%
Interactive media and services – 2.7%
CarGurus, Inc. (A)	87,414	$2,111,922
Eventbrite, Inc., Class A (A)	329,654	2,755,907
Ziff Davis, Inc. (A)	40,277	2,706,212
		7,574,041
Media – 0.8%
Criteo SA, ADR (A)	81,970	2,075,480
		9,649,521

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer discretionary – 12.5%
Automobile components – 0.9%
Visteon Corp. (A)	19,376	$2,420,062
Broadline retail – 0.9%
Global-e Online, Ltd. (A)	65,106	2,580,151
Diversified consumer services – 2.8%
Duolingo, Inc. (A)	11,343	2,573,160
European Wax Center, Inc., Class A (A)	98,612	1,340,137
H&R Block, Inc.	70,798	3,424,499
WW International, Inc. (A)	64,898	567,858
		7,905,654
Hotels, restaurants and leisure – 3.6%
Boyd Gaming Corp.	54,809	3,431,591
Wingstop, Inc.	25,937	6,654,915
		10,086,506
Household durables – 1.6%
Skyline Champion Corp. (A)	58,351	4,333,145
Leisure products – 1.0%
YETI Holdings, Inc. (A)	55,796	2,889,117
Specialty retail – 0.7%
Boot Barn Holdings, Inc. (A)	24,834	1,906,258
Textiles, apparel and luxury goods – 1.0%
Crocs, Inc. (A)	28,251	2,638,926
		34,759,819
Consumer staples – 4.7%
Beverages – 1.6%
Celsius Holdings, Inc. (A)	79,788	4,350,042
Food products – 0.8%
TreeHouse Foods, Inc. (A)	56,253	2,331,687
Personal care products – 2.3%
e.l.f. Beauty, Inc. (A)	44,861	6,475,237
		13,156,966
Energy – 5.0%
Energy equipment and services – 2.3%
Cactus, Inc., Class A	81,510	3,700,554
Seadrill, Ltd. (A)	56,947	2,692,454
		6,393,008
Oil, gas and consumable fuels – 2.7%
Chord Energy Corp.	19,853	3,300,164
Viper Energy, Inc.	136,157	4,272,607
		7,572,771
		13,965,779
Financials – 4.5%
Banks – 1.1%
Cadence Bank	98,686	2,920,119
Capital markets – 1.3%
PJT Partners, Inc., Class A	34,479	3,512,376
Insurance – 1.0%
SiriusPoint, Ltd. (A)	251,675	2,919,430
Mortgage real estate investment trusts – 1.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	111,487	3,074,811
		12,426,736
Health care – 23.0%
Biotechnology – 10.6%
Akero Therapeutics, Inc. (A)	17,544	409,652
Amicus Therapeutics, Inc. (A)	98,678	1,400,241
Apellis Pharmaceuticals, Inc. (A)	27,992	1,675,601
Ascendis Pharma A/S, ADR (A)	6,327	796,886
Blueprint Medicines Corp. (A)	23,351	2,153,896
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Celldex Therapeutics, Inc. (A)	50,439	$2,000,411
Crinetics Pharmaceuticals, Inc. (A)	54,304	1,932,136
Cytokinetics, Inc. (A)	32,933	2,749,576
Immatics NV (A)	105,820	1,114,285
Immunocore Holdings PLC, ADR (A)	23,664	1,616,724
ImmunoGen, Inc. (A)	40,749	1,208,208
Intellia Therapeutics, Inc. (A)	27,226	830,121
Kymera Therapeutics, Inc. (A)	26,811	682,608
Merus NV (A)	33,703	926,833
Morphic Holding, Inc. (A)	24,022	693,755
Prothena Corp. PLC (A)	17,225	625,957
PTC Therapeutics, Inc. (A)	32,830	904,795
REVOLUTION Medicines, Inc. (A)	38,387	1,100,939
Rocket Pharmaceuticals, Inc. (A)	90,278	2,705,632
Syndax Pharmaceuticals, Inc. (A)	73,139	1,580,534
Vaxcyte, Inc. (A)	39,034	2,451,335
		29,560,125
Health care equipment and supplies – 7.7%
Glaukos Corp. (A)	38,793	3,083,656
Haemonetics Corp. (A)	47,765	4,084,385
Inari Medical, Inc. (A)	46,224	3,000,862
Inspire Medical Systems, Inc. (A)	16,017	3,258,338
Lantheus Holdings, Inc. (A)	8,795	545,290
PROCEPT BioRobotics Corp. (A)	122,198	5,121,318
Shockwave Medical, Inc. (A)	12,466	2,375,521
		21,469,370
Health care providers and services – 2.6%
Acadia Healthcare Company, Inc. (A)	34,679	2,696,639
Cross Country Healthcare, Inc. (A)	98,114	2,221,301
HealthEquity, Inc. (A)	37,250	2,469,675
		7,387,615
Pharmaceuticals – 2.1%
Intra-Cellular Therapies, Inc. (A)	47,775	3,421,646
Revance Therapeutics, Inc. (A)	32,656	287,046
Structure Therapeutics, Inc., ADR (A)	17,539	714,890
Verona Pharma PLC, ADR (A)	71,514	1,421,698
		5,845,280
		64,262,390
Industrials – 22.8%
Aerospace and defense – 1.6%
Curtiss-Wright Corp.	20,570	4,582,790
Building products – 3.5%
The AZEK Company, Inc. (A)	145,317	5,558,375
Zurn Elkay Water Solutions Corp.	144,367	4,245,833
		9,804,208
Commercial services and supplies – 1.4%
Aris Water Solutions, Inc., Class A	92,043	772,241
Casella Waste Systems, Inc., Class A (A)	35,773	3,057,161
		3,829,402
Construction and engineering – 4.2%
Ameresco, Inc., Class A (A)	62,846	1,990,333
Comfort Systems USA, Inc.	18,127	3,728,180
Fluor Corp. (A)	154,484	6,051,138
		11,769,651
Electrical equipment – 1.8%
Acuity Brands, Inc.	11,131	2,279,963

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Shoals Technologies Group, Inc., Class A (A)	180,430	$2,803,882
		5,083,845
Machinery – 0.9%
The Middleby Corp. (A)	17,584	2,587,837
Professional services – 5.7%
EXL Service Holdings, Inc. (A)	157,894	4,871,031
TriNet Group, Inc. (A)	34,709	4,127,941
Verra Mobility Corp. (A)	294,415	6,780,377
		15,779,349
Trading companies and distributors – 3.7%
Applied Industrial Technologies, Inc.	40,253	6,951,291
Rush Enterprises, Inc., Class A	65,796	3,309,539
		10,260,830
		63,697,912
Information technology – 17.3%
Communications equipment – 1.4%
Calix, Inc. (A)	89,839	3,925,066
Electronic equipment, instruments and components – 2.0%
ePlus, Inc. (A)	23,544	1,879,753
Novanta, Inc. (A)	22,344	3,762,953
		5,642,706
Semiconductors and semiconductor equipment – 3.1%
MKS Instruments, Inc.	20,846	2,144,428
SiTime Corp. (A)	16,390	2,000,891
Synaptics, Inc. (A)	26,418	3,013,765
Universal Display Corp.	8,069	1,543,277
		8,702,361
Software – 10.8%
Clearwater Analytics Holdings, Inc., Class A (A)	107,356	2,150,341
CyberArk Software, Ltd. (A)	18,127	3,970,719
DoubleVerify Holdings, Inc. (A)	124,655	4,584,811
Five9, Inc. (A)	44,721	3,519,095
Intapp, Inc. (A)	40,722	1,548,250
Jamf Holding Corp. (A)	163,084	2,945,297
Manhattan Associates, Inc. (A)	12,728	2,740,593
PowerSchool Holdings, Inc., Class A (A)(B)	191,765	4,517,983
RingCentral, Inc., Class A (A)	22,465	762,687
Sprout Social, Inc., Class A (A)	55,458	3,407,340
		30,147,116
		48,417,249
Materials – 3.1%
Chemicals – 3.1%
Cabot Corp.	72,406	6,045,901
Livent Corp. (A)(B)	151,596	2,725,696
		8,771,597
Real estate – 3.0%
Hotel and resort REITs – 1.7%
Ryman Hospitality Properties, Inc.	43,830	4,823,930
Retail REITs – 1.3%
Phillips Edison & Company, Inc.	100,508	3,666,532
		8,490,462
TOTAL COMMON STOCKS (Cost $241,391,627)		$277,598,431
EXCHANGE-TRADED FUNDS – 0.3%
iShares Russell 2000 Growth ETF	3,129	789,196
TOTAL EXCHANGE-TRADED FUNDS (Cost $643,880)		$789,196
Small Cap Stock Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 1.4%
Short-term funds – 1.2%
John Hancock Collateral Trust, 5.3645% (C)(D)	342,163	$3,421,696
Repurchase agreement – 0.2%
Societe Generale SA Tri-Party Repurchase Agreement dated 12-29-23 at 5.310% to be repurchased at $500,295 on 1-2-24, collateralized by $509,600 U.S. Treasury Notes, 4.125% due 6-15-26 (valued at $510,047)	$500,000	500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,921,952)		$3,921,696
Total Investments (Small Cap Stock Trust) (Cost $245,957,459) – 101.1%		$282,309,323
Other assets and liabilities, net – (1.1%)		(3,168,347)
TOTAL NET ASSETS – 100.0%		$279,140,976
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Cap Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 98.7%
Communication services – 1.4%
Interactive media and services – 1.4%
Shutterstock, Inc.	130,527	$6,301,844
Consumer discretionary – 12.4%
Automobile components – 2.5%
The Goodyear Tire & Rubber Company (A)	408,840	5,854,589
Visteon Corp. (A)	44,283	5,530,947
		11,385,536
Hotels, restaurants and leisure – 1.3%
Wyndham Hotels & Resorts, Inc.	75,656	6,083,499
Household durables – 4.2%
Century Communities, Inc.	62,539	5,699,804
Sonos, Inc. (A)	423,978	7,266,983
Tri Pointe Homes, Inc. (A)	178,759	6,328,069
		19,294,856
Specialty retail – 1.5%
Boot Barn Holdings, Inc. (A)	27,020	2,074,055
Monro, Inc.	168,813	4,952,973
		7,027,028
Textiles, apparel and luxury goods – 2.9%
Kontoor Brands, Inc.	135,003	8,426,887
Oxford Industries, Inc.	48,214	4,821,400
		13,248,287
		57,039,206

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples – 2.4%
Food products – 1.0%
Post Holdings, Inc. (A)	55,189	$4,859,943
Household products – 1.4%
Spectrum Brands Holdings, Inc.	78,682	6,276,463
		11,136,406
Energy – 5.2%
Oil, gas and consumable fuels – 5.2%
Chord Energy Corp.	51,471	8,556,024
Gulfport Energy Corp. (A)	60,633	8,076,316
Sitio Royalties Corp., Class A	320,243	7,528,913
		24,161,253
Financials – 26.8%
Banks – 17.1%
1st Source Corp.	120,383	6,615,046
Berkshire Hills Bancorp, Inc.	247,695	6,150,267
Cadence Bank	266,355	7,881,444
Eastern Bankshares, Inc.	266,315	3,781,673
Enterprise Financial Services Corp.	135,955	6,070,391
First Busey Corp.	258,030	6,404,305
First Interstate BancSystem, Inc., Class A	168,020	5,166,615
Hancock Whitney Corp.	160,533	7,800,298
International Bancshares Corp.	87,922	4,775,923
National Bank Holdings Corp., Class A	208,966	7,771,446
Seacoast Banking Corp. of Florida	324,361	9,231,314
Synovus Financial Corp.	194,578	7,325,862
		78,974,584
Capital markets – 1.2%
Houlihan Lokey, Inc.	45,542	5,460,941
Consumer finance – 1.5%
Bread Financial Holdings, Inc.	214,140	7,053,772
Financial services – 1.0%
NMI Holdings, Inc., Class A (A)	162,634	4,826,977
Insurance – 6.0%
Assured Guaranty, Ltd.	74,842	5,600,427
Kemper Corp.	155,908	7,588,042
ProAssurance Corp.	321,700	4,436,243
SiriusPoint, Ltd. (A)	435,836	5,055,698
White Mountains Insurance Group, Ltd.	3,262	4,909,343
		27,589,753
		123,906,027
Health care – 4.1%
Health care equipment and supplies – 3.4%
Haemonetics Corp. (A)	43,058	3,681,890
ICU Medical, Inc. (A)	44,762	4,464,562
Integra LifeSciences Holdings Corp. (A)	176,663	7,693,674
		15,840,126
Health care technology – 0.7%
Veradigm, Inc. (A)	309,307	3,244,630
		19,084,756
Industrials – 17.5%
Aerospace and defense – 0.2%
Leonardo DRS, Inc. (A)	58,410	1,170,536
Building products – 2.6%
American Woodmark Corp. (A)	78,521	7,290,675
Janus International Group, Inc. (A)	346,618	4,523,365
		11,814,040
Commercial services and supplies – 5.4%
ACCO Brands Corp.	823,268	5,005,469
Brady Corp., Class A	114,928	6,745,124
BrightView Holdings, Inc. (A)	219,563	1,848,720
Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
UniFirst Corp.	16,680	$3,050,939
Vestis Corp.	381,802	8,071,294
		24,721,546
Electrical equipment – 1.1%
Thermon Group Holdings, Inc. (A)	160,973	5,242,891
Ground transportation – 1.2%
Ryder System, Inc.	46,448	5,344,307
Machinery – 1.7%
Luxfer Holdings PLC	244,069	2,181,977
The Middleby Corp. (A)	39,936	5,877,381
		8,059,358
Professional services – 3.8%
Huron Consulting Group, Inc. (A)	42,914	4,411,559
Sterling Check Corp. (A)(B)	475,339	6,616,719
WNS Holdings, Ltd., ADR (A)	100,672	6,362,470
		17,390,748
Trading companies and distributors – 1.5%
Air Lease Corp.	168,580	7,070,245
		80,813,671
Information technology – 8.5%
Electronic equipment, instruments and components – 4.1%
Belden, Inc.	76,562	5,914,415
CTS Corp.	123,876	5,418,336
ePlus, Inc. (A)	95,921	7,658,333
		18,991,084
IT services – 1.2%
Perficient, Inc. (A)	85,425	5,622,674
Software – 3.2%
ACI Worldwide, Inc. (A)	263,832	8,073,259
Progress Software Corp.	119,725	6,501,068
		14,574,327
		39,188,085
Materials – 8.4%
Chemicals – 6.5%
Axalta Coating Systems, Ltd. (A)	206,859	7,027,000
Element Solutions, Inc.	429,257	9,933,007
HB Fuller Company	72,802	5,926,811
Mativ Holdings, Inc.	458,717	7,022,957
		29,909,775
Containers and packaging – 1.9%
TriMas Corp.	351,859	8,912,588
		38,822,363
Real estate – 10.0%
Diversified REITs – 0.9%
Alexander & Baldwin, Inc.	218,816	4,161,880
Hotel and resort REITs – 1.5%
Pebblebrook Hotel Trust	444,046	7,095,855
Industrial REITs – 0.8%
LXP Industrial Trust	372,489	3,695,091
Real estate management and development – 1.4%
Colliers International Group, Inc. (B)	49,981	6,323,596
Residential REITs – 2.2%
Centerspace	80,719	4,697,846
Independence Realty Trust, Inc.	349,331	5,344,764
		10,042,610
Retail REITs – 1.9%
NETSTREIT Corp.	254,005	4,533,989

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Retail REITs (continued)
Phillips Edison & Company, Inc.	113,928	$4,156,093
		8,690,082
Specialized REITs – 1.3%
PotlatchDeltic Corp.	123,409	6,059,382
		46,068,496
Utilities – 2.0%
Electric utilities – 1.1%
Portland General Electric Company	116,804	5,062,285
Gas utilities – 0.9%
ONE Gas, Inc.	69,151	4,406,302
		9,468,587
TOTAL COMMON STOCKS (Cost $412,931,717)		$455,990,694
SHORT-TERM INVESTMENTS – 2.5%
Short-term funds – 1.3%
John Hancock Collateral Trust, 5.3645% (C)(D)	604,751	6,047,636
Repurchase agreement – 1.2%
Bank of America Tri-Party Repurchase Agreement dated 12-29-23 at 5.340% to be repurchased at $5,403,204 on 1-2-24, collateralized by $5,234,933 Federal National Mortgage Association, 2.500% - 6.057% due 7-1-37 to 10-1-53 (valued at $4,822,714) and $682,791 Government National Mortgage Association, 6.478% due 1-20-72 (valued at $685,286)	$5,400,000	5,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,447,649)		$11,447,636
Total Investments (Small Cap Value Trust) (Cost $424,379,366) – 101.2%		$467,438,330
Other assets and liabilities, net – (1.2%)		(5,686,189)
TOTAL NET ASSETS – 100.0%		$461,752,141
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Small Company Value Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 96.6%
Communication services – 1.3%
Diversified telecommunication services – 0.2%
Frontier Communications Parent, Inc. (A)	13,039	$330,408
Media – 1.1%
Advantage Solutions, Inc. (A)	80,296	290,672
The New York Times Company, Class A	22,426	1,098,650
		1,389,322
		1,719,730
Consumer discretionary – 10.9%
Automobile components – 1.5%
Dorman Products, Inc. (A)	8,341	695,723
LCI Industries	5,384	676,823
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobile components (continued)
Modine Manufacturing Company (A)	2,700	$161,190
Visteon Corp. (A)	2,842	354,966
		1,888,702
Broadline retail – 0.3%
Kohl's Corp.	8,900	255,252
Savers Value Village, Inc. (A)	6,360	110,537
		365,789
Distributors – 0.2%
Pool Corp.	781	311,393
Diversified consumer services – 1.2%
Strategic Education, Inc.	17,189	1,587,748
Hotels, restaurants and leisure – 2.7%
BJ's Restaurants, Inc. (A)	11,683	420,705
Cava Group, Inc. (A)	23,870	1,025,933
Dutch Bros, Inc., Class A (A)	9,451	299,313
Marriott Vacations Worldwide Corp.	5,736	486,929
Papa John's International, Inc.	12,121	923,984
Wyndham Hotels & Resorts, Inc.	4,200	337,722
		3,494,586
Household durables – 1.3%
Meritage Homes Corp.	8,341	1,453,002
Skyline Champion Corp. (A)	3,900	289,614
		1,742,616
Leisure products – 0.2%
Peloton Interactive, Inc., Class A (A)	34,238	208,509
Specialty retail – 2.2%
Abercrombie & Fitch Company, Class A (A)	1,500	132,330
Asbury Automotive Group, Inc. (A)	3,605	811,017
Caleres, Inc.	12,838	394,512
Carvana Company (A)(B)	4,687	248,130
Chewy, Inc., Class A (A)	13,400	316,642
Floor & Decor Holdings, Inc., Class A (A)	3,973	443,228
Monro, Inc.	18,568	544,785
		2,890,644
Textiles, apparel and luxury goods – 1.3%
Figs, Inc., Class A (A)(B)	70,511	490,051
Oxford Industries, Inc.	1,700	170,000
Steven Madden, Ltd.	24,474	1,027,908
		1,687,959
		14,177,946
Consumer staples – 2.1%
Beverages – 0.4%
Coca-Cola Consolidated, Inc.	533	494,837
Food products – 1.7%
Nomad Foods, Ltd. (A)	57,922	981,778
Post Holdings, Inc. (A)	6,793	598,192
The Simply Good Foods Company (A)	14,971	592,852
		2,172,822
		2,667,659
Energy – 8.0%
Energy equipment and services – 3.5%
Cactus, Inc., Class A	18,453	837,766
ChampionX Corp.	41,074	1,199,772
Enerflex, Ltd.	91,423	426,945
Expro Group Holdings NV (A)	32,642	519,661
Liberty Energy, Inc.	32,314	586,176

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
TechnipFMC PLC	51,600	$1,039,224
		4,609,544
Oil, gas and consumable fuels – 4.5%
Magnolia Oil & Gas Corp., Class A	30,592	651,304
Matador Resources Company	35,532	2,020,350
Permian Resources Corp.	43,845	596,292
Range Resources Corp.	37,400	1,138,456
SM Energy Company	12,200	472,384
Southwestern Energy Company (A)	142,500	933,375
		5,812,161
		10,421,705
Financials – 27.7%
Banks – 18.1%
BankUnited, Inc.	48,612	1,576,487
Cathay General Bancorp	17,100	762,147
Columbia Banking System, Inc.	52,268	1,394,510
CrossFirst Bankshares, Inc. (A)	38,258	519,544
Eastern Bankshares, Inc.	91,962	1,305,860
FB Financial Corp.	29,768	1,186,255
HarborOne Bancorp, Inc.	48,015	575,220
Home BancShares, Inc.	53,349	1,351,330
Live Oak Bancshares, Inc.	29,806	1,356,173
National Bank Holdings Corp., Class A	27,961	1,039,870
Origin Bancorp, Inc.	18,720	665,870
Pinnacle Financial Partners, Inc.	24,973	2,178,132
Popular, Inc.	17,894	1,468,561
Prosperity Bancshares, Inc.	2,150	145,620
Sandy Spring Bancorp, Inc.	23,500	640,140
Southern First Bancshares, Inc. (A)	14,232	528,007
SouthState Corp.	16,443	1,388,611
Texas Capital Bancshares, Inc. (A)	15,843	1,023,933
Towne Bank	35,936	1,069,455
Veritex Holdings, Inc.	21,556	501,608
Webster Financial Corp.	17,142	870,128
Western Alliance Bancorp	13,565	892,441
WSFS Financial Corp.	23,209	1,065,989
		23,505,891
Capital markets – 2.1%
Houlihan Lokey, Inc.	11,968	1,435,083
StepStone Group, Inc., Class A	9,063	288,475
Virtus Investment Partners, Inc.	4,070	983,963
		2,707,521
Consumer finance – 0.7%
Green Dot Corp., Class A (A)	33,383	330,492
NerdWallet, Inc., Class A (A)	20,915	307,869
PRA Group, Inc. (A)	11,665	305,623
		943,984
Financial services – 3.5%
PennyMac Financial Services, Inc.	22,713	2,007,148
Radian Group, Inc.	32,949	940,694
Voya Financial, Inc.	5,700	415,872
Walker & Dunlop, Inc.	10,178	1,129,860
		4,493,574
Insurance – 1.9%
First American Financial Corp.	9,768	629,450
James River Group Holdings, Ltd.	22,805	210,718
ProAssurance Corp.	37,290	514,229
Ryan Specialty Holdings, Inc. (A)	19,166	824,521
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Selective Insurance Group, Inc.	3,000	$298,440
		2,477,358
Mortgage real estate investment trusts – 1.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	37,163	1,024,956
PennyMac Mortgage Investment Trust	47,655	712,442
		1,737,398
		35,865,726
Health care – 8.9%
Biotechnology – 4.5%
Apellis Pharmaceuticals, Inc. (A)	6,123	366,523
Ascendis Pharma A/S, ADR (A)	4,138	521,181
Black Diamond Therapeutics, Inc. (A)	45,300	127,293
Blueprint Medicines Corp. (A)	4,607	424,950
Crinetics Pharmaceuticals, Inc. (A)	6,068	215,899
CRISPR Therapeutics AG (A)(B)	4,691	293,657
Cytokinetics, Inc. (A)	5,200	434,148
Insmed, Inc. (A)	16,188	501,666
Ionis Pharmaceuticals, Inc. (A)	12,900	652,611
Karuna Therapeutics, Inc. (A)	2,884	912,815
Kymera Therapeutics, Inc. (A)	6,907	175,852
MacroGenics, Inc. (A)	28,651	275,623
MoonLake Immunotherapeutics (A)	1,871	112,990
Syndax Pharmaceuticals, Inc. (A)	12,493	269,974
Verve Therapeutics, Inc. (A)	13,080	182,335
Xencor, Inc. (A)	9,916	210,517
Zentalis Pharmaceuticals, Inc. (A)	9,583	145,182
		5,823,216
Health care equipment and supplies – 1.5%
Atrion Corp.	1,062	402,275
Avanos Medical, Inc. (A)	13,800	309,534
Lantheus Holdings, Inc. (A)	8,233	510,446
QuidelOrtho Corp. (A)	9,990	736,263
		1,958,518
Health care providers and services – 2.3%
Agiliti, Inc. (A)	36,816	291,583
Alignment Healthcare, Inc. (A)	44,426	382,508
Select Medical Holdings Corp.	46,248	1,086,828
The Ensign Group, Inc.	8,593	964,221
The Pennant Group, Inc. (A)	20,484	285,137
		3,010,277
Health care technology – 0.4%
MultiPlan Corp. (A)	176,831	254,637
Phreesia, Inc. (A)	14,159	327,781
		582,418
Pharmaceuticals – 0.2%
Elanco Animal Health, Inc. (A)	13,833	206,112
		11,580,541
Industrials – 13.6%
Aerospace and defense – 0.8%
Leonardo DRS, Inc. (A)	15,059	301,782
Moog, Inc., Class A	5,100	738,378
		1,040,160
Building products – 1.7%
UFP Industries, Inc.	11,238	1,410,931
Zurn Elkay Water Solutions Corp.	26,600	782,306
		2,193,237
Commercial services and supplies – 1.9%
Brady Corp., Class A	15,503	909,871
Casella Waste Systems, Inc., Class A (A)	5,400	461,484
MSA Safety, Inc.	2,731	461,075

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Stericycle, Inc. (A)	4,736	$234,716
UniFirst Corp.	2,023	370,027
		2,437,173
Construction and engineering – 0.7%
Arcosa, Inc.	2,000	165,280
Valmont Industries, Inc.	2,166	505,783
WillScot Mobile Mini Holdings Corp. (A)	4,797	213,467
		884,530
Ground transportation – 0.9%
Landstar System, Inc.	6,003	1,162,481
Machinery – 3.4%
Alamo Group, Inc.	3,729	783,799
Crane Company	3,800	448,932
Esab Corp.	10,411	901,801
ESCO Technologies, Inc.	5,061	592,289
John Bean Technologies Corp.	3,500	348,075
RBC Bearings, Inc. (A)	2,953	841,280
SPX Technologies, Inc. (A)	4,584	463,030
		4,379,206
Passenger airlines – 0.5%
Allegiant Travel Company	7,831	646,919
Professional services – 1.9%
ASGN, Inc. (A)	2,600	250,042
Conduent, Inc. (A)	86,700	316,455
FTI Consulting, Inc. (A)	2,620	521,773
Parsons Corp. (A)	12,936	811,217
Paycor HCM, Inc. (A)	30,007	647,851
		2,547,338
Trading companies and distributors – 1.8%
Beacon Roofing Supply, Inc. (A)	15,039	1,308,694
Herc Holdings, Inc.	3,772	561,613
McGrath RentCorp	3,506	419,388
		2,289,695
		17,580,739
Information technology – 6.2%
Communications equipment – 0.3%
Viavi Solutions, Inc. (A)	43,497	438,015
Electronic equipment, instruments and components – 2.4%
Littelfuse, Inc.	4,935	1,320,409
Mirion Technologies, Inc. (A)	55,097	564,744
PAR Technology Corp. (A)	4,719	205,465
Vishay Intertechnology, Inc.	15,800	378,726
Vontier Corp.	17,068	589,699
		3,059,043
IT services – 0.2%
Endava PLC, ADR (A)	3,800	295,830
Semiconductors and semiconductor equipment – 1.8%
Diodes, Inc. (A)	3,600	289,872
Entegris, Inc.	1,762	211,123
Lattice Semiconductor Corp. (A)	4,280	295,277
MACOM Technology Solutions Holdings, Inc. (A)	8,800	817,960
Onto Innovation, Inc. (A)	4,936	754,714
		2,368,946
Software – 1.5%
Altair Engineering, Inc., Class A (A)	1,800	151,470
Amplitude, Inc., Class A (A)	10,800	137,376
DoubleVerify Holdings, Inc. (A)	15,094	555,157
Intapp, Inc. (A)	3,151	119,801
JFrog, Ltd. (A)	4,200	145,362
NCino, Inc. (A)	14,023	471,593
Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Workiva, Inc. (A)	3,191	$323,982
		1,904,741
		8,066,575
Materials – 4.5%
Chemicals – 1.8%
Element Solutions, Inc.	44,571	1,031,373
Orion SA	24,107	668,487
Quaker Chemical Corp.	2,552	544,648
		2,244,508
Containers and packaging – 0.1%
Myers Industries, Inc.	8,041	157,202
Metals and mining – 2.1%
Carpenter Technology Corp.	7,352	520,522
Constellium SE (A)	55,800	1,113,768
Reliance Steel & Aluminum Company	3,905	1,092,150
		2,726,440
Paper and forest products – 0.5%
Clearwater Paper Corp. (A)	9,771	352,929
West Fraser Timber Company, Ltd.	3,614	309,286
		662,215
		5,790,365
Real estate – 9.6%
Diversified REITs – 0.6%
Essential Properties Realty Trust, Inc.	29,403	751,541
Hotel and resort REITs – 1.1%
Apple Hospitality REIT, Inc.	86,029	1,428,942
Industrial REITs – 2.0%
EastGroup Properties, Inc.	6,176	1,133,543
Terreno Realty Corp.	22,985	1,440,470
		2,574,013
Real estate management and development – 2.0%
FirstService Corp.	4,900	794,241
The St. Joe Company	16,492	992,489
Tricon Residential, Inc.	89,318	812,794
		2,599,524
Residential REITs – 1.1%
Independence Realty Trust, Inc.	42,496	650,189
NexPoint Residential Trust, Inc.	10,257	353,149
UMH Properties, Inc.	28,100	430,492
		1,433,830
Retail REITs – 1.1%
NETSTREIT Corp.	35,890	640,637
Saul Centers, Inc.	20,309	797,534
		1,438,171
Specialized REITs – 1.7%
CubeSmart	20,164	934,601
PotlatchDeltic Corp.	16,596	814,864
Safehold, Inc.	19,722	461,495
		2,210,960
		12,436,981
Utilities – 3.8%
Electric utilities – 2.2%
IDACORP, Inc.	14,135	1,389,753
MGE Energy, Inc.	11,692	845,449
OGE Energy Corp.	16,200	565,866
		2,801,068
Gas utilities – 0.9%
Chesapeake Utilities Corp.	5,103	539,030

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Small Company Value Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
ONE Gas, Inc.	10,937	$696,906
		1,235,936
Water utilities – 0.7%
Artesian Resources Corp., Class A	5,610	232,535
California Water Service Group	13,057	677,267
		909,802
		4,946,806
TOTAL COMMON STOCKS (Cost $101,031,736)		$125,254,773
WARRANTS – 0.0%
Advantage Solutions, Inc. (Expiration Date: 10-28-25; Strike Price: $11.50) (A)	4,703	428
TOTAL WARRANTS (Cost $6,099)		$428
SHORT-TERM INVESTMENTS – 3.9%
Short-term funds – 3.9%
John Hancock Collateral Trust, 5.3645% (C)(D)	71,943	719,443
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (C)	454,012	454,012
T. Rowe Price Government Reserve Fund, 5.3873% (C)	3,915,053	3,915,053
TOTAL SHORT-TERM INVESTMENTS (Cost $5,088,545)		$5,088,508
Total Investments (Small Company Value Trust) (Cost $106,126,380) – 100.5%		$130,343,709
Other assets and liabilities, net – (0.5%)		(630,011)
TOTAL NET ASSETS – 100.0%		$129,713,698
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	The rate shown is the annualized seven-day yield as of 12-31-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 95.4%
Communication services – 6.0%
Diversified telecommunication services – 1.0%
Anterix, Inc. (A)	1,962	$65,374
AST SpaceMobile, Inc. (A)(B)	13,143	79,252
AT&T, Inc.	667,027	11,192,713
ATN International, Inc.	1,870	72,874
Bandwidth, Inc., Class A (A)	3,389	49,039
BT Group PLC	905,570	1,426,802
Cellnex Telecom SA (A)(C)	79,188	3,117,869
Cogent Communications Holdings, Inc.	6,753	513,633
Consolidated Communications Holdings, Inc. (A)	11,659	50,717
Deutsche Telekom AG	454,130	10,918,786
EchoStar Corp., Class A (A)	5,696	94,383
Elisa OYJ	19,929	921,296
Frontier Communications Parent, Inc. (A)	43,865	1,111,539
Globalstar, Inc. (A)	109,108	211,670
HKT Trust & HKT, Ltd.	531,421	634,478
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
IDT Corp., Class B (A)	2,355	$80,282
Infrastrutture Wireless Italiane SpA (C)	47,084	596,126
Iridium Communications, Inc.	24,562	1,010,972
Koninklijke KPN NV	470,131	1,619,662
Liberty Latin America, Ltd., Class A (A)	7,796	56,989
Liberty Latin America, Ltd., Class C (A)	19,318	141,794
Lumen Technologies, Inc. (A)	157,775	288,728
Nippon Telegraph & Telephone Corp.	4,186,800	5,112,434
Ooma, Inc. (A)	4,269	45,806
Orange SA	260,896	2,973,601
Shenandoah Telecommunications Company	7,651	165,415
Singapore Telecommunications, Ltd.	920,804	1,723,749
Singapore Telecommunications, Ltd.	258,829	485,781
Spark New Zealand, Ltd.	257,629	843,421
Swisscom AG	3,629	2,184,182
Telecom Italia SpA (A)	1,396,095	454,228
Telefonica SA	684,856	2,677,700
Telenor ASA	88,238	1,012,681
Telia Company AB	330,573	843,433
Telstra Group, Ltd.	566,631	1,531,195
Verizon Communications, Inc.	392,443	14,795,101
		69,103,705
Entertainment – 0.9%
Atlanta Braves Holdings, Inc., Series A (A)	1,560	66,737
Atlanta Braves Holdings, Inc., Series C (A)	7,177	284,066
Bollore SE	103,371	646,877
Capcom Company, Ltd.	24,300	784,178
Cinemark Holdings, Inc. (A)	17,147	241,601
Electronic Arts, Inc.	22,641	3,097,515
IMAX Corp. (A)	7,330	110,097
Koei Tecmo Holdings Company, Ltd.	16,500	187,968
Konami Group Corp.	14,109	737,028
Lions Gate Entertainment Corp., Class A (A)	8,532	92,999
Lions Gate Entertainment Corp., Class B (A)	19,517	198,878
Live Nation Entertainment, Inc. (A)(B)	13,468	1,260,605
Madison Square Garden Entertainment Corp. (A)	6,092	193,665
Netflix, Inc. (A)	40,857	19,892,456
Nexon Company, Ltd.	47,906	871,367
Nintendo Company, Ltd.	145,590	7,575,611
Playstudios, Inc. (A)	14,355	38,902
Reservoir Media, Inc. (A)	2,970	21,176
Sea, Ltd., ADR (A)	51,300	2,077,650
Sphere Entertainment Company (A)	4,072	138,285
Square Enix Holdings Company, Ltd.	12,000	430,200
Take-Two Interactive Software, Inc. (A)	15,003	2,414,733
The Marcus Corp.	4,146	60,449
The Walt Disney Company	170,726	15,414,851
TKO Group Holdings, Inc.	11,899	970,720
Toho Company, Ltd.	15,708	530,306
Universal Music Group NV	114,855	3,278,779
Warner Brothers Discovery, Inc. (A)	201,377	2,291,670
		63,909,369
Interactive media and services – 3.2%
Adevinta ASA (A)	48,998	541,321
Alphabet, Inc., Class A (A)	552,484	77,176,490
Alphabet, Inc., Class C (A)	464,918	65,520,894
Auto Trader Group PLC (C)	128,195	1,177,682
Bumble, Inc., Class A (A)	15,712	231,595
CarGurus, Inc. (A)	15,030	363,125
Cars.com, Inc. (A)	10,275	194,917
carsales.com, Ltd.	50,200	1,063,802
DHI Group, Inc. (A)	8,996	23,300

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Eventbrite, Inc., Class A (A)	12,787	$106,899
EverQuote, Inc., Class A (A)	3,464	42,399
FuboTV, Inc. (A)	43,330	137,789
Grindr, Inc. (A)	6,555	57,553
LY Corp.	374,354	1,323,821
Match Group, Inc. (A)	26,416	964,184
MediaAlpha, Inc., Class A (A)	3,455	38,523
Meta Platforms, Inc., Class A (A)	207,193	73,338,034
Nextdoor Holdings, Inc. (A)	24,652	46,592
Outbrain, Inc. (A)	6,488	28,417
QuinStreet, Inc. (A)	8,178	104,842
REA Group, Ltd.	7,404	912,983
Scout24 SE (C)	10,508	743,034
SEEK, Ltd.	49,912	908,050
Shutterstock, Inc.	3,775	182,257
TrueCar, Inc. (A)	13,804	47,762
Vimeo, Inc. (A)	25,528	100,070
Yelp, Inc. (A)	10,215	483,578
Ziff Davis, Inc. (A)	16,214	1,089,419
ZipRecruiter, Inc., Class A (A)	10,432	145,005
ZoomInfo Technologies, Inc. (A)	58,749	1,086,269
		228,180,606
Media – 0.5%
Advantage Solutions, Inc. (A)	13,796	49,942
AMC Networks, Inc., Class A (A)	4,856	91,244
Boston Omaha Corp., Class A (A)	3,920	61,662
Cable One, Inc.	902	502,044
Cardlytics, Inc. (A)	5,708	52,571
Charter Communications, Inc., Class A (A)	9,374	3,643,486
Clear Channel Outdoor Holdings, Inc. (A)	58,175	105,879
Comcast Corp., Class A	374,953	16,441,689
Daily Journal Corp. (A)	221	75,321
Dentsu Group, Inc.	28,365	726,240
Entravision Communications Corp., Class A	9,030	37,655
Fox Corp., Class A	20,353	603,874
Fox Corp., Class B	12,531	346,482
Gambling.com Group, Ltd. (A)	2,414	23,537
Gannett Company, Inc. (A)	24,230	55,729
Gray Television, Inc.	13,548	121,390
iHeartMedia, Inc., Class A (A)	18,085	48,287
Informa PLC	193,873	1,928,339
Integral Ad Science Holding Corp. (A)	7,698	110,774
John Wiley & Sons, Inc., Class A	5,764	182,949
Magnite, Inc. (A)	20,982	195,972
News Corp., Class A	36,187	888,391
News Corp., Class B	10,972	282,200
Nexstar Media Group, Inc.	6,393	1,002,103
Omnicom Group, Inc.	18,767	1,623,533
Paramount Global, Class B	45,806	677,471
Publicis Groupe SA	32,069	2,979,589
PubMatic, Inc., Class A (A)	6,634	108,201
Scholastic Corp.	4,248	160,150
Sinclair, Inc.	4,908	63,951
Stagwell, Inc. (A)	12,789	84,791
TechTarget, Inc. (A)	3,951	137,732
TEGNA, Inc.	70,499	1,078,635
The EW Scripps Company, Class A (A)	10,123	80,883
The Interpublic Group of Companies, Inc.	36,565	1,193,482
The New York Times Company, Class A	32,450	1,589,726
Thryv Holdings, Inc. (A)	5,033	102,422
Townsquare Media, Inc., Class A	1,775	18,744
Vivendi SE	93,796	1,004,084
WideOpenWest, Inc. (A)	8,772	35,527
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
WPP PLC	150,598	$1,438,494
		39,955,175
Wireless telecommunication services – 0.4%
Gogo, Inc. (A)	10,862	110,032
KDDI Corp.	209,743	6,652,734
SoftBank Corp.	402,800	5,019,584
SoftBank Group Corp.	144,174	6,363,614
Spok Holdings, Inc.	2,584	40,000
Tele2 AB, B Shares	74,855	643,430
Telephone & Data Systems, Inc.	15,334	281,379
Tingo Group, Inc. (A)(B)	19,584	13,513
T-Mobile US, Inc.	47,577	7,628,020
Vodafone Group PLC	3,224,750	2,816,301
		29,568,607
		430,717,462
Consumer discretionary – 10.9%
Automobile components – 0.4%
Adient PLC (A)	33,053	1,201,807
Aisin Corp.	20,658	720,163
American Axle & Manufacturing Holdings, Inc. (A)	17,794	156,765
Aptiv PLC (A)	26,866	2,410,418
Atmus Filtration Technologies, Inc. (A)(B)	2,405	56,493
Autoliv, Inc.	14,853	1,636,652
BorgWarner, Inc.	22,329	800,495
Bridgestone Corp.	80,006	3,304,356
Cie Generale des Etablissements Michelin SCA	95,053	3,414,924
Continental AG	15,413	1,309,047
Cooper-Standard Holdings, Inc. (A)	2,601	50,824
Dana, Inc.	20,272	296,174
Denso Corp.	242,880	3,646,196
Dorman Products, Inc. (A)	4,100	341,981
Fox Factory Holding Corp. (A)	15,085	1,017,936
Gentex Corp.	46,259	1,510,819
Gentherm, Inc. (A)	5,154	269,863
Holley, Inc. (A)	7,889	38,419
Koito Manufacturing Company, Ltd.	27,032	420,044
LCI Industries	3,831	481,595
Lear Corp.	11,554	1,631,540
Luminar Technologies, Inc. (A)(B)	42,704	143,912
Modine Manufacturing Company (A)	7,972	475,928
Patrick Industries, Inc.	3,292	330,352
Solid Power, Inc. (A)	27,438	39,785
Standard Motor Products, Inc.	3,244	129,144
Stoneridge, Inc. (A)	4,126	80,746
Sumitomo Electric Industries, Ltd.	100,143	1,270,673
The Goodyear Tire & Rubber Company (A)	99,921	1,430,869
Visteon Corp. (A)	9,784	1,222,022
XPEL, Inc. (A)	3,517	189,390
		30,029,332
Automobiles – 2.0%
Bayerische Motoren Werke AG	44,680	4,971,618
Ferrari NV	17,661	5,962,469
Fisker, Inc. (A)(B)	32,197	56,345
Ford Motor Company	363,598	4,432,260
General Motors Company	127,438	4,577,573
Harley-Davidson, Inc.	25,134	925,937
Honda Motor Company, Ltd.	647,219	6,676,202
Isuzu Motors, Ltd.	81,646	1,046,675
Livewire Group, Inc. (A)(B)	3,205	36,249
Mazda Motor Corp.	79,700	851,920
Mercedes-Benz Group AG	112,423	7,756,940

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Nissan Motor Company, Ltd.	325,276	$1,271,805
Renault SA	26,932	1,101,517
Stellantis NV	309,983	7,263,100
Subaru Corp.	86,227	1,572,729
Suzuki Motor Corp.	51,643	2,200,847
Tesla, Inc. (A)	258,161	64,147,845
Thor Industries, Inc.	10,566	1,249,430
Toyota Motor Corp.	1,485,800	27,225,367
Volkswagen AG	4,135	541,085
Volvo Car AB, B Shares (A)	83,494	270,787
Winnebago Industries, Inc.	4,461	325,118
Yamaha Motor Company, Ltd.	125,139	1,113,532
		145,577,350
Broadline retail – 2.1%
Amazon.com, Inc. (A)	848,864	128,976,396
Big Lots, Inc. (B)	5,177	40,329
CarParts.com, Inc. (A)	9,589	30,301
ContextLogic, Inc., Class A (A)	3,536	21,039
Dillard's, Inc., Class A (B)	542	218,778
eBay, Inc.	47,699	2,080,630
Etsy, Inc. (A)	11,685	947,069
Global-e Online, Ltd. (A)	12,700	503,301
Macy's, Inc.	54,267	1,091,852
Next PLC	16,877	1,744,656
Nordstrom, Inc. (B)	19,238	354,941
Ollie's Bargain Outlet Holdings, Inc. (A)	12,237	928,666
Pan Pacific International Holdings Corp.	53,400	1,271,158
Prosus NV (A)	204,949	6,100,163
Rakuten Group, Inc.	209,805	935,377
Savers Value Village, Inc. (A)	4,105	71,345
Wesfarmers, Ltd.	158,958	6,181,705
		151,497,706
Distributors – 0.1%
D'ieteren Group	3,010	588,793
Genuine Parts Company	13,340	1,847,590
LKQ Corp.	25,416	1,214,631
Pool Corp.	3,710	1,479,214
Weyco Group, Inc.	940	29,478
		5,159,706
Diversified consumer services – 0.2%
Adtalem Global Education, Inc. (A)	6,170	363,722
Carriage Services, Inc.	2,228	55,722
Chegg, Inc. (A)	18,123	205,877
Coursera, Inc. (A)	20,147	390,247
Duolingo, Inc. (A)	4,532	1,028,084
European Wax Center, Inc., Class A (A)	5,670	77,055
frontdoor, Inc. (A)	12,522	441,025
Graham Holdings Company, Class B	1,254	873,436
Grand Canyon Education, Inc. (A)	5,862	774,018
H&R Block, Inc.	28,544	1,380,673
IDP Education, Ltd.	37,048	505,377
Laureate Education, Inc.	20,566	281,960
Lincoln Educational Services Corp. (A)	3,599	36,134
Nerdy, Inc. (A)	10,473	35,922
OneSpaWorld Holdings, Ltd. (A)	13,040	183,864
Pearson PLC	89,575	1,100,243
Perdoceo Education Corp.	10,366	182,027
Rover Group, Inc. (A)	14,580	158,630
Service Corp. International	29,301	2,005,653
Strategic Education, Inc.	3,516	324,773
Stride, Inc. (A)	6,605	392,139
Udemy, Inc. (A)	13,708	201,919
Universal Technical Institute, Inc. (A)	5,097	63,814
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
WW International, Inc. (A)	8,331	$72,896
		11,135,210
Hotels, restaurants and leisure – 2.0%
Accel Entertainment, Inc. (A)	8,268	84,912
Accor SA	27,836	1,065,453
Airbnb, Inc., Class A (A)	40,500	5,513,670
Amadeus IT Group SA	63,120	4,533,376
Aramark	51,772	1,454,793
Aristocrat Leisure, Ltd.	81,783	2,272,220
Bally's Corp. (A)	4,931	68,738
Biglari Holdings, Inc., Class B (A)	119	19,627
BJ's Restaurants, Inc. (A)	3,525	126,935
Bloomin' Brands, Inc.	13,337	375,437
Bluegreen Vacations Holding Corp.	1,696	127,404
Booking Holdings, Inc. (A)	3,259	11,560,390
Bowlero Corp., Class A (A)(B)	2,692	38,119
Boyd Gaming Corp.	13,780	862,766
Brinker International, Inc. (A)	6,766	292,156
Caesars Entertainment, Inc. (A)	20,451	958,743
Carnival Corp. (A)	95,688	1,774,056
Carrols Restaurant Group, Inc.	5,724	45,105
Century Casinos, Inc. (A)	4,961	24,210
Chipotle Mexican Grill, Inc. (A)	2,565	5,866,052
Choice Hotels International, Inc. (B)	4,938	559,475
Churchill Downs, Inc.	13,462	1,816,428
Chuy's Holdings, Inc. (A)	2,791	106,700
Compass Group PLC	240,151	6,571,328
Cracker Barrel Old Country Store, Inc.	3,405	262,457
Darden Restaurants, Inc.	10,801	1,774,604
Dave & Buster's Entertainment, Inc. (A)	5,553	299,029
Delivery Hero SE (A)(C)	24,650	678,440
Denny's Corp. (A)	7,676	83,515
Dine Brands Global, Inc.	2,466	122,437
Domino's Pizza, Inc.	3,334	1,374,375
El Pollo Loco Holdings, Inc. (A)	3,764	33,198
Entain PLC	89,501	1,128,703
Everi Holdings, Inc. (A)	12,944	145,879
Evolution AB (C)	25,677	3,058,398
Expedia Group, Inc. (A)	12,329	1,871,419
First Watch Restaurant Group, Inc. (A)	3,616	72,682
Flutter Entertainment PLC (A)	24,754	4,368,869
Full House Resorts, Inc. (A)	5,097	27,371
Galaxy Entertainment Group, Ltd.	306,153	1,714,721
Genting Singapore, Ltd.	847,321	641,809
Global Business Travel Group I (A)	5,600	36,120
Golden Entertainment, Inc.	3,041	121,427
Hilton Grand Vacations, Inc. (A)	26,522	1,065,654
Hilton Worldwide Holdings, Inc.	23,918	4,355,229
Hyatt Hotels Corp., Class A	8,770	1,143,696
Inspired Entertainment, Inc. (A)	3,771	37,257
InterContinental Hotels Group PLC	23,165	2,088,924
International Game Technology PLC	16,723	458,377
Jack in the Box, Inc.	3,084	251,747
Krispy Kreme, Inc. (B)	13,686	206,522
Kura Sushi USA, Inc., Class A (A)	978	74,328
La Francaise des Jeux SAEM (C)	14,719	534,664
Las Vegas Sands Corp.	34,279	1,686,870
Life Time Group Holdings, Inc. (A)	6,877	103,705
Light & Wonder, Inc. (A)	31,916	2,620,623
Lindblad Expeditions Holdings, Inc. (A)	5,542	62,458
Marriott International, Inc., Class A	23,006	5,188,083
Marriott Vacations Worldwide Corp.	6,551	556,114
McDonald's Corp.	67,902	20,133,622
McDonald's Holdings Company Japan, Ltd.	12,061	522,448

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
MGM Resorts International (A)	24,135	$1,078,352
Monarch Casino & Resort, Inc.	1,999	138,231
Mondee Holdings, Inc. (A)(B)	7,595	20,962
Nathan's Famous, Inc.	555	43,296
Noodles & Company (A)	6,329	19,936
Norwegian Cruise Line Holdings, Ltd. (A)	40,412	809,856
ONE Group Hospitality, Inc. (A)	3,329	20,373
Oriental Land Company, Ltd.	152,900	5,683,032
Papa John's International, Inc.	5,076	386,943
Penn Entertainment, Inc. (A)	30,097	783,124
Planet Fitness, Inc., Class A (A)	16,944	1,236,912
PlayAGS, Inc. (A)	5,762	48,574
Portillo's, Inc., Class A (A)	7,316	116,544
Potbelly Corp. (A)	4,022	41,909
RCI Hospitality Holdings, Inc.	1,414	93,692
Red Robin Gourmet Burgers, Inc. (A)	2,873	35,826
Red Rock Resorts, Inc., Class A	7,204	384,189
Royal Caribbean Cruises, Ltd. (A)	22,387	2,898,893
Rush Street Interactive, Inc. (A)	9,488	42,601
Sabre Corp. (A)	51,574	226,926
Sands China, Ltd. (A)	340,282	995,994
SeaWorld Entertainment, Inc. (A)	5,513	291,252
Shake Shack, Inc., Class A (A)	5,839	432,787
Six Flags Entertainment Corp. (A)	11,133	279,216
Sodexo SA	12,396	1,364,655
Starbucks Corp.	106,742	10,248,299
Super Group SGHC, Ltd. (A)	22,217	70,428
Sweetgreen, Inc., Class A (A)	15,109	170,732
Target Hospitality Corp. (A)	5,298	51,550
Texas Roadhouse, Inc.	13,244	1,618,814
The Cheesecake Factory, Inc.	7,474	261,665
The Lottery Corp., Ltd.	311,864	1,029,024
The Wendy's Company	33,133	645,431
Travel + Leisure Company	14,362	561,411
Vail Resorts, Inc.	7,554	1,612,552
Whitbread PLC	27,076	1,260,586
Wingstop, Inc.	5,834	1,496,888
Wyndham Hotels & Resorts, Inc.	16,453	1,322,986
Wynn Resorts, Ltd.	9,199	838,121
Xponential Fitness, Inc., Class A (A)	4,111	52,991
Yum! Brands, Inc.	25,772	3,367,370
Zensho Holdings Company, Ltd.	13,300	695,915
		147,802,705
Household durables – 0.9%
Barratt Developments PLC	136,548	978,163
Beazer Homes USA, Inc. (A)	4,727	159,725
Cavco Industries, Inc. (A)	1,356	470,017
Century Communities, Inc.	4,443	404,935
Cricut, Inc., Class A (B)	7,992	52,667
D.R. Horton, Inc.	28,154	4,278,845
Dream Finders Homes, Inc., Class A (A)	3,859	137,110
Ethan Allen Interiors, Inc.	3,392	108,273
Garmin, Ltd.	14,549	1,870,128
GoPro, Inc., Class A (A)	21,321	73,984
Green Brick Partners, Inc. (A)	4,065	211,136
Hamilton Beach Brands Holding Company, Class B	853	14,919
Helen of Troy, Ltd. (A)	8,401	1,014,925
Hooker Furnishings Corp.	1,702	44,388
Hovnanian Enterprises, Inc., Class A (A)	748	116,404
Iida Group Holdings Company, Ltd.	21,600	322,626
Installed Building Products, Inc.	3,668	670,584
iRobot Corp. (A)	4,317	167,068
KB Home	26,210	1,637,077
Landsea Homes Corp. (A)	3,264	42,889
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
La-Z-Boy, Inc.	6,720	$248,102
Legacy Housing Corp. (A)	1,869	47,136
Leggett & Platt, Inc.	26,440	691,935
Lennar Corp., A Shares	23,226	3,461,603
LGI Homes, Inc. (A)	3,231	430,240
M/I Homes, Inc. (A)	4,168	574,100
MDC Holdings, Inc.	9,287	513,107
Meritage Homes Corp.	5,620	979,004
Mohawk Industries, Inc. (A)	5,021	519,674
NVR, Inc. (A)	293	2,051,132
Open House Group Company, Ltd.	11,000	325,370
Panasonic Holdings Corp.	309,509	3,047,913
Persimmon PLC	44,754	791,079
PulteGroup, Inc.	19,715	2,034,982
SEB SA	3,489	436,912
Sekisui Chemical Company, Ltd.	53,844	774,436
Sekisui House, Ltd.	83,626	1,853,671
Sharp Corp. (A)	36,500	259,789
Skyline Champion Corp. (A)	8,322	617,992
Snap One Holdings Corp. (A)	3,280	29,225
Sonos, Inc. (A)	19,724	338,069
Sony Group Corp.	176,700	16,721,624
Taylor Morrison Home Corp. (A)	37,260	1,987,821
Taylor Wimpey PLC	494,937	926,480
Tempur Sealy International, Inc.	34,165	1,741,390
The Berkeley Group Holdings PLC	14,905	889,845
The Lovesac Company (A)	2,096	53,553
Toll Brothers, Inc.	21,315	2,190,969
TopBuild Corp. (A)	6,301	2,358,212
Tri Pointe Homes, Inc. (A)	14,915	527,991
Vizio Holding Corp., Class A (A)	11,680	89,936
VOXX International Corp. (A)	1,827	19,512
Whirlpool Corp.	5,207	634,056
Worthington Enterprises, Inc.	4,838	278,427
		61,221,150
Leisure products – 0.1%
Acushnet Holdings Corp.	4,765	301,005
AMMO, Inc. (A)	16,618	34,898
Bandai Namco Holdings, Inc.	83,979	1,679,431
Brunswick Corp.	13,647	1,320,347
Clarus Corp.	4,699	32,400
Escalade, Inc.	1,598	32,104
Funko, Inc., Class A (A)	6,053	46,790
Hasbro, Inc.	12,388	632,531
JAKKS Pacific, Inc. (A)	1,073	38,145
Johnson Outdoors, Inc., Class A	1,002	53,527
Malibu Boats, Inc., Class A (A)	3,188	174,766
MasterCraft Boat Holdings, Inc. (A)	2,580	58,411
Mattel, Inc. (A)	70,053	1,322,601
Polaris, Inc.	10,528	997,739
Shimano, Inc.	10,781	1,660,749
Smith & Wesson Brands, Inc.	7,434	100,805
Solo Brands, Inc., Class A (A)	3,134	19,305
Sturm Ruger & Company, Inc.	2,874	130,623
Topgolf Callaway Brands Corp. (A)	22,333	320,255
Vista Outdoor, Inc. (A)	9,082	268,555
Yamaha Corp.	18,373	423,215
YETI Holdings, Inc. (A)	17,225	891,911
		10,540,113
Specialty retail – 1.7%
1-800-Flowers.com, Inc., Class A (A)	4,415	47,594
Abercrombie & Fitch Company, Class A (A)	7,576	668,355
Academy Sports & Outdoors, Inc.	11,193	738,738
American Eagle Outfitters, Inc.	28,399	600,923

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
America's Car-Mart, Inc. (A)	984	$74,558
Arko Corp.	13,121	108,248
Asbury Automotive Group, Inc. (A)	3,206	721,254
AutoNation, Inc. (A)	5,144	772,526
AutoZone, Inc. (A)	1,644	4,250,743
Avolta AG (A)	13,709	539,738
Bath & Body Works, Inc.	21,745	938,514
Best Buy Company, Inc.	18,448	1,444,109
Beyond, Inc. (A)	7,008	194,052
Big 5 Sporting Goods Corp.	4,066	25,778
Boot Barn Holdings, Inc. (A)	4,622	354,785
Build-A-Bear Workshop, Inc.	1,890	43,451
Burlington Stores, Inc. (A)	12,868	2,502,569
Caleres, Inc.	5,306	163,053
Camping World Holdings, Inc., Class A	6,337	166,410
CarMax, Inc. (A)	15,029	1,153,325
Carvana Company (A)(B)	14,883	787,906
Chico's FAS, Inc. (A)	18,817	142,633
Designer Brands, Inc., Class A	6,843	60,561
Destination XL Group, Inc. (A)	8,665	38,126
Dick's Sporting Goods, Inc.	12,187	1,790,880
EVgo, Inc. (A)(B)	16,757	59,990
Fast Retailing Company, Ltd.	24,538	6,067,727
Five Below, Inc. (A)	11,044	2,354,139
Floor & Decor Holdings, Inc., Class A (A)	21,135	2,357,821
Foot Locker, Inc.	12,816	399,218
GameStop Corp., Class A (A)(B)	53,271	933,841
Genesco, Inc. (A)	1,771	62,357
Group 1 Automotive, Inc.	2,106	641,782
GrowGeneration Corp. (A)	11,293	28,345
Guess?, Inc.	4,351	100,334
Haverty Furniture Companies, Inc.	2,251	79,911
Hennes & Mauritz AB, B Shares (B)	90,496	1,587,303
Hibbett, Inc.	1,885	135,758
Industria de Diseno Textil SA	152,837	6,668,897
JD Sports Fashion PLC	363,106	766,276
Kingfisher PLC	265,093	821,360
Lands' End, Inc. (A)	2,528	24,168
Leslie's, Inc. (A)	27,786	192,001
Lithia Motors, Inc.	5,458	1,797,210
Lowe's Companies, Inc.	53,866	11,987,878
MarineMax, Inc. (A)	3,420	133,038
Monro, Inc.	4,930	144,646
Murphy USA, Inc.	3,840	1,369,190
National Vision Holdings, Inc. (A)	12,130	253,881
Nitori Holdings Company, Ltd.	11,211	1,505,375
OneWater Marine, Inc., Class A (A)	1,971	66,600
O'Reilly Automotive, Inc. (A)	5,515	5,239,691
Penske Automotive Group, Inc.	3,866	620,532
PetMed Express, Inc.	3,611	27,299
Revolve Group, Inc. (A)	6,333	105,001
RH (A)	3,065	893,386
Ross Stores, Inc.	31,495	4,358,593
Sally Beauty Holdings, Inc. (A)	16,621	220,727
Shoe Carnival, Inc.	2,990	90,328
Signet Jewelers, Ltd.	6,905	740,630
Sleep Number Corp. (A)	3,572	52,973
Sonic Automotive, Inc., Class A	2,314	130,070
Sportsman's Warehouse Holdings, Inc. (A)	7,249	30,881
Stitch Fix, Inc., Class A (A)	14,879	53,118
The Aaron's Company, Inc.	5,286	57,512
The Buckle, Inc.	4,799	228,048
The Cato Corp., Class A	3,390	24,205
The Children's Place, Inc. (A)	1,773	41,169
The Gap, Inc.	42,546	889,637
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
The Home Depot, Inc.	93,402	$32,368,463
The ODP Corp. (A)	5,022	282,739
The TJX Companies, Inc.	106,847	10,023,317
ThredUp, Inc., Class A (A)	13,145	29,576
Tile Shop Holdings, Inc. (A)	4,705	34,629
Tilly's, Inc., Class A (A)	4,137	31,193
Tractor Supply Company	9,834	2,114,605
Ulta Beauty, Inc. (A)	4,507	2,208,385
Upbound Group, Inc.	8,522	289,492
Urban Outfitters, Inc. (A)	9,948	355,044
USS Company, Ltd.	28,848	579,158
Valvoline, Inc. (A)	27,500	1,033,450
Warby Parker, Inc., Class A (A)	13,214	186,317
Williams-Sonoma, Inc.	12,721	2,566,843
Winmark Corp.	437	182,469
Zalando SE (A)(C)	31,412	743,663
ZOZO, Inc.	19,600	442,355
Zumiez, Inc. (A)	2,465	50,138
		126,193,511
Textiles, apparel and luxury goods – 1.4%
adidas AG	22,698	4,612,385
Allbirds, Inc., Class A (A)	16,614	20,352
Burberry Group PLC	50,926	918,549
Capri Holdings, Ltd. (A)	23,049	1,157,982
Carter's, Inc.	7,303	546,922
Cie Financiere Richemont SA, A Shares	73,138	10,102,118
Columbia Sportswear Company	6,840	544,054
Crocs, Inc. (A)	12,012	1,122,041
Deckers Outdoor Corp. (A)	5,103	3,410,998
Figs, Inc., Class A (A)	19,730	137,124
G-III Apparel Group, Ltd. (A)	6,541	222,263
Hanesbrands, Inc. (A)	55,254	246,433
Hermes International SCA	4,437	9,430,908
Kering SA	10,430	4,619,429
Kontoor Brands, Inc.	8,734	545,176
Lululemon Athletica, Inc. (A)	10,735	5,488,698
LVMH Moet Hennessy Louis Vuitton SE	38,689	31,436,238
Moncler SpA	28,859	1,776,830
Movado Group, Inc.	2,285	68,893
NIKE, Inc., Class B	114,118	12,389,791
Oxford Industries, Inc.	2,319	231,900
Pandora A/S	11,846	1,637,769
Puma SE	14,792	822,872
PVH Corp.	11,984	1,463,486
Ralph Lauren Corp.	3,836	553,151
Rocky Brands, Inc.	1,064	32,112
Skechers USA, Inc., Class A (A)	26,495	1,651,698
Steven Madden, Ltd.	11,580	486,360
Tapestry, Inc.	22,018	810,483
The Swatch Group AG	7,373	386,560
The Swatch Group AG, Bearer Shares	4,054	1,103,053
Under Armour, Inc., Class A (A)	37,441	329,106
Under Armour, Inc., Class C (A)	38,360	320,306
Vera Bradley, Inc. (A)	3,920	30,184
VF Corp.	31,397	590,264
Wolverine World Wide, Inc.	12,262	109,009
		99,355,497
		788,512,280
Consumer staples – 6.6%
Beverages – 1.4%
Anheuser-Busch InBev SA/NV	121,701	7,855,569
Asahi Group Holdings, Ltd.	67,481	2,512,748
Brown-Forman Corp., Class B	17,380	992,398

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Budweiser Brewing Company APAC, Ltd. (C)	241,200	$452,178
Carlsberg A/S, Class B	13,797	1,731,304
Celsius Holdings, Inc. (A)	29,405	1,603,161
Coca-Cola Consolidated, Inc.	1,668	1,548,571
Coca-Cola Europacific Partners PLC	28,958	1,932,657
Coca-Cola HBC AG (A)	30,963	909,165
Constellation Brands, Inc., Class A	14,866	3,593,856
Davide Campari-Milano NV	73,236	827,033
Diageo PLC	314,963	11,431,632
Heineken Holding NV	18,161	1,537,767
Heineken NV	40,353	4,099,844
Keurig Dr. Pepper, Inc.	92,234	3,073,237
Kirin Holdings Company, Ltd.	108,892	1,594,193
MGP Ingredients, Inc.	2,457	242,064
Molson Coors Beverage Company, Class B	17,632	1,079,255
Monster Beverage Corp. (A)	68,691	3,957,289
National Beverage Corp. (A)	3,726	185,257
PepsiCo, Inc.	128,725	21,862,654
Pernod Ricard SA	28,654	5,063,786
Primo Water Corp.	24,217	364,466
Remy Cointreau SA	3,230	412,002
Suntory Beverage & Food, Ltd.	19,459	639,810
The Boston Beer Company, Inc., Class A (A)	1,866	644,871
The Coca-Cola Company	363,930	21,446,395
The Duckhorn Portfolio, Inc. (A)	7,407	72,959
The Vita Coco Company, Inc. (A)	4,309	110,526
Treasury Wine Estates, Ltd.	111,841	822,870
		102,599,517
Consumer staples distribution and retail – 1.5%
Aeon Company, Ltd.	91,578	2,043,514
BJ's Wholesale Club Holdings, Inc. (A)	26,522	1,767,957
Carrefour SA	80,702	1,478,028
Casey's General Stores, Inc.	7,391	2,030,603
Coles Group, Ltd.	187,525	2,059,972
Costco Wholesale Corp.	41,376	27,311,470
Dollar General Corp.	19,986	2,717,097
Dollar Tree, Inc. (A)	19,040	2,704,632
Endeavour Group, Ltd.	200,748	712,917
Grocery Outlet Holding Corp. (A)	19,687	530,762
HelloFresh SE (A)	21,782	343,427
Ingles Markets, Inc., Class A	2,191	189,237
J Sainsbury PLC	232,254	895,437
Jeronimo Martins SGPS SA	39,677	1,009,801
Kesko OYJ, B Shares	38,269	758,633
Kobe Bussan Company, Ltd.	21,100	623,309
Koninklijke Ahold Delhaize NV	134,614	3,873,039
MatsukiyoCocokara & Company	48,100	850,116
Natural Grocers by Vitamin Cottage, Inc.	1,384	22,144
Ocado Group PLC (A)	81,172	784,116
Performance Food Group Company (A)	30,859	2,133,900
PriceSmart, Inc.	3,910	296,300
Seven & i Holdings Company, Ltd.	105,529	4,173,624
SpartanNash Company	5,336	122,461
Sprouts Farmers Market, Inc. (A)	35,949	1,729,506
Sysco Corp.	46,511	3,401,349
Target Corp.	43,044	6,130,326
Tesco PLC	995,690	3,688,757
The Andersons, Inc.	5,012	288,390
The Chefs' Warehouse, Inc. (A)	5,463	160,776
The Kroger Company	62,725	2,867,160
U.S. Foods Holding Corp. (A)	44,857	2,036,956
United Natural Foods, Inc. (A)	9,092	147,563
Village Super Market, Inc., Class A	1,299	34,073
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer staples distribution and retail (continued)
Walgreens Boots Alliance, Inc.	68,062	$1,777,099
Walmart, Inc.	133,355	21,023,416
Weis Markets, Inc.	2,663	170,325
Woolworths Group, Ltd.	171,157	4,342,243
		107,230,435
Food products – 1.6%
Ajinomoto Company, Inc.	62,096	2,390,313
Alico, Inc.	1,072	31,174
Archer-Daniels-Midland Company	49,455	3,571,640
Associated British Foods PLC	48,292	1,455,473
B&G Foods, Inc. (B)	11,505	120,803
Barry Callebaut AG	500	844,089
Beyond Meat, Inc. (A)(B)	9,839	87,567
BRC, Inc., Class A (A)(B)	7,174	26,042
Bunge Global SA	13,257	1,338,294
Calavo Growers, Inc.	2,933	86,260
Cal-Maine Foods, Inc.	6,328	363,164
Campbell Soup Company	18,689	807,925
Chocoladefabriken Lindt & Spruengli AG	15	1,819,779
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	134	1,608,484
Conagra Brands, Inc.	45,393	1,300,963
Danone SA	90,216	5,853,080
Darling Ingredients, Inc. (A)	31,638	1,576,838
Dole PLC	10,912	134,108
Flowers Foods, Inc.	38,101	857,654
Fresh Del Monte Produce, Inc.	5,597	146,921
General Mills, Inc.	53,957	3,514,759
Hormel Foods Corp.	27,502	883,089
Ingredion, Inc.	12,929	1,403,184
J&J Snack Foods Corp.	2,330	389,436
JDE Peet's NV	13,660	367,358
John B Sanfilippo & Son, Inc.	1,348	138,898
Kellanova	25,040	1,399,986
Kerry Group PLC, Class A	21,131	1,834,156
Kerry Group PLC, Class A (London Stock Exchange)	1,204	105,369
Kikkoman Corp.	19,046	1,163,840
Lamb Weston Holdings, Inc.	13,849	1,496,938
Lancaster Colony Corp.	7,054	1,173,715
Limoneira Company	2,644	54,546
Lotus Bakeries NV	58	527,154
McCormick & Company, Inc.	23,852	1,631,954
MEIJI Holdings Company, Ltd.	32,900	781,494
Mission Produce, Inc. (A)	7,820	78,904
Mondelez International, Inc., Class A	127,274	9,218,456
Mowi ASA	65,207	1,167,711
Nestle SA	374,098	43,365,388
Nissin Foods Holdings Company, Ltd.	28,125	982,119
Orkla ASA	98,217	762,728
Pilgrim's Pride Corp. (A)	7,983	220,810
Post Holdings, Inc. (A)	10,077	887,381
Salmar ASA	10,168	569,457
Seneca Foods Corp., Class A (A)	801	42,004
Sovos Brands, Inc. (A)	8,499	187,233
SunOpta, Inc. (A)	15,330	83,855
The Hain Celestial Group, Inc. (A)	13,930	152,534
The Hershey Company	13,649	2,544,720
The J.M. Smucker Company	9,700	1,225,886
The Kraft Heinz Company	72,901	2,695,879
The Simply Good Foods Company (A)	14,033	555,707
TreeHouse Foods, Inc. (A)	7,976	330,605
Tyson Foods, Inc., Class A	27,125	1,457,969
Utz Brands, Inc.	11,162	181,271
Vital Farms, Inc. (A)	4,689	73,570

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Westrock Coffee Company (A)(B)	5,277	$53,878
WH Group, Ltd. (C)	1,168,500	754,616
Wilmar International, Ltd.	269,103	726,948
Yakult Honsha Company, Ltd.	35,906	806,004
		110,412,080
Household products – 0.8%
Central Garden & Pet Company (A)	1,702	85,287
Central Garden & Pet Company, Class A (A)	5,934	261,333
Church & Dwight Company, Inc.	23,373	2,210,151
Colgate-Palmolive Company	77,069	6,143,170
Energizer Holdings, Inc.	11,052	350,127
Essity AB, B Shares	85,346	2,115,059
Henkel AG & Company KGaA	14,560	1,044,660
Kimberly-Clark Corp.	31,229	3,794,636
Oil-Dri Corp. of America	759	50,914
Reckitt Benckiser Group PLC	100,546	6,938,017
The Clorox Company	11,762	1,677,144
The Procter & Gamble Company	220,333	32,287,598
Unicharm Corp.	56,500	2,043,455
WD-40 Company	2,100	502,047
		59,503,598
Personal care products – 0.8%
Beiersdorf AG	14,123	2,114,987
BellRing Brands, Inc. (A)	46,491	2,576,996
Coty, Inc., Class A (A)	74,271	922,446
e.l.f. Beauty, Inc. (A)	8,355	1,205,961
Edgewell Personal Care Company	7,798	285,641
Haleon PLC	776,322	3,178,472
Herbalife, Ltd. (A)	15,410	235,157
Inter Parfums, Inc.	2,843	409,420
Kao Corp.	65,275	2,683,167
Kenvue, Inc.	158,448	3,411,385
Kose Corp.	4,700	351,303
L'Oreal SA	33,795	16,846,827
Medifast, Inc.	1,624	109,165
Nature's Sunshine Products, Inc. (A)	2,170	37,519
Nu Skin Enterprises, Inc., Class A	7,685	149,243
Shiseido Company, Ltd.	56,060	1,689,781
The Beauty Health Company (A)	13,535	42,094
The Estee Lauder Companies, Inc., Class A	21,251	3,107,959
Unilever PLC	350,338	16,960,208
USANA Health Sciences, Inc. (A)	1,858	99,589
Waldencast PLC, Class A (A)	5,492	60,082
		56,477,402
Tobacco – 0.5%
Altria Group, Inc.	165,137	6,661,627
British American Tobacco PLC	297,677	8,709,786
Imperial Brands PLC	119,313	2,747,516
Ispire Technology, Inc. (A)	2,844	34,498
Japan Tobacco, Inc. (B)	168,166	4,342,923
Philip Morris International, Inc.	144,975	13,639,248
Turning Point Brands, Inc.	2,819	74,196
Universal Corp.	3,710	249,757
Vector Group, Ltd.	22,682	255,853
		36,715,404
		472,938,436
Energy – 4.1%
Energy equipment and services – 0.4%
Archrock, Inc.	21,271	327,573
Atlas Energy Solutions, Inc.	2,679	46,132
Baker Hughes Company	95,907	3,278,101
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Borr Drilling, Ltd. (A)	33,942	$249,813
Bristow Group, Inc. (A)	3,650	103,186
Cactus, Inc., Class A	10,048	456,179
ChampionX Corp.	68,896	2,012,452
Core Laboratories, Inc.	7,722	136,371
Diamond Offshore Drilling, Inc. (A)	15,905	206,765
DMC Global, Inc. (A)	3,067	57,721
Dril-Quip, Inc. (A)	5,549	129,125
Expro Group Holdings NV (A)	13,829	220,158
Forum Energy Technologies, Inc. (A)	1,545	34,253
Halliburton Company	82,163	2,970,192
Helix Energy Solutions Group, Inc. (A)	22,422	230,498
Helmerich & Payne, Inc.	15,070	545,835
KLX Energy Services Holdings, Inc. (A)	1,903	21,428
Kodiak Gas Services, Inc.	2,724	54,698
Liberty Energy, Inc.	25,396	460,683
Nabors Industries, Ltd. (A)	1,404	114,609
Newpark Resources, Inc. (A)	11,857	78,730
Noble Corp. PLC	17,440	839,910
NOV, Inc.	78,124	1,584,355
Oceaneering International, Inc. (A)	15,505	329,946
Oil States International, Inc. (A)	9,752	66,216
Patterson-UTI Energy, Inc.	54,939	593,341
ProFrac Holding Corp., Class A (A)	4,432	37,583
ProPetro Holding Corp. (A)	15,182	127,225
Ranger Energy Services, Inc.	2,346	24,000
RPC, Inc.	13,010	94,713
Schlumberger, Ltd.	132,749	6,908,258
SEACOR Marine Holdings, Inc. (A)	3,793	47,754
Seadrill, Ltd. (A)	7,853	371,290
Select Water Solutions, Inc.	12,415	94,230
Solaris Oilfield Infrastructure, Inc., Class A	4,022	32,015
Tenaris SA	66,160	1,150,732
TETRA Technologies, Inc. (A)	19,402	87,697
Tidewater, Inc. (A)	7,224	520,923
U.S. Silica Holdings, Inc. (A)	11,584	131,015
Valaris, Ltd. (A)	21,795	1,494,483
Weatherford International PLC (A)	25,333	2,478,327
		28,748,515
Oil, gas and consumable fuels – 3.7%
Aker BP ASA	44,277	1,286,140
Amplify Energy Corp. (A)	6,526	38,699
Ampol, Ltd.	33,389	822,876
Antero Midstream Corp.	67,547	846,364
Antero Resources Corp. (A)	56,028	1,270,715
APA Corp.	29,187	1,047,230
Ardmore Shipping Corp.	6,650	93,699
Berry Corp.	11,997	84,339
BP PLC	2,391,209	14,175,249
California Resources Corp.	10,788	589,888
Callon Petroleum Company (A)	9,543	309,193
Centrus Energy Corp., Class A (A)	1,923	104,630
Chesapeake Energy Corp.	22,095	1,699,989
Chevron Corp.	164,009	24,463,582
Chord Energy Corp.	14,615	2,429,451
Civitas Resources, Inc.	29,443	2,013,312
Clean Energy Fuels Corp. (A)	26,388	101,066
CNX Resources Corp. (A)	55,620	1,112,400
Comstock Resources, Inc.	14,154	125,263
ConocoPhillips	110,807	12,861,368
CONSOL Energy, Inc.	4,722	474,703
Coterra Energy, Inc.	71,953	1,836,241
Crescent Energy Company, Class A	12,238	161,664
CVR Energy, Inc.	4,500	136,350
Delek US Holdings, Inc.	9,862	254,440

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Devon Energy Corp.	60,861	$2,757,003
DHT Holdings, Inc.	21,290	208,855
Diamondback Energy, Inc.	16,986	2,634,189
Dorian LPG, Ltd.	5,273	231,327
DT Midstream, Inc.	19,218	1,053,146
Empire Petroleum Corp. (A)	2,136	23,475
Encore Energy Corp. (A)	22,932	90,123
ENEOS Holdings, Inc.	403,711	1,601,212
Energy Fuels, Inc. (A)(B)	24,535	176,407
Eni SpA	331,108	5,616,051
EOG Resources, Inc.	54,371	6,576,172
EQT Corp.	38,222	1,477,663
Equinor ASA	126,231	4,000,506
Equitrans Midstream Corp.	153,629	1,563,943
Evolution Petroleum Corp.	5,942	34,523
Excelerate Energy, Inc., Class A	3,048	47,122
Exxon Mobil Corp.	374,191	37,411,616
FLEX LNG, Ltd.	4,538	131,874
FutureFuel Corp.	4,959	30,151
Galp Energia SGPS SA	63,640	936,378
Gevo, Inc. (A)(B)	40,845	47,380
Golar LNG, Ltd.	15,491	356,138
Granite Ridge Resources, Inc.	5,585	33,622
Green Plains, Inc. (A)	9,002	227,030
Gulfport Energy Corp. (A)	1,713	228,172
Hallador Energy Company (A)	3,314	29,296
Hess Corp.	25,441	3,667,575
HF Sinclair Corp.	31,048	1,725,337
HighPeak Energy, Inc.	2,086	29,705
Idemitsu Kosan Company, Ltd.	135,430	735,447
Inpex Corp.	136,041	1,820,466
International Seaways, Inc.	6,307	286,842
Kinder Morgan, Inc.	177,809	3,136,551
Kinetik Holdings, Inc.	2,846	95,056
Kosmos Energy, Ltd. (A)	71,093	477,034
Magnolia Oil & Gas Corp., Class A	27,640	588,456
Marathon Oil Corp.	52,909	1,278,281
Marathon Petroleum Corp.	35,604	5,282,209
Matador Resources Company	39,475	2,244,549
Murphy Oil Corp.	52,052	2,220,538
NACCO Industries, Inc., Class A	665	24,273
Neste OYJ	59,276	2,107,250
NextDecade Corp. (A)(B)	12,701	60,584
Nordic American Tankers, Ltd.	31,166	130,897
Northern Oil and Gas, Inc.	13,603	504,263
Occidental Petroleum Corp.	61,093	3,647,863
OMV AG	20,634	905,269
ONEOK, Inc.	53,685	3,769,761
Overseas Shipholding Group, Inc., Class A	10,401	54,813
Ovintiv, Inc.	50,334	2,210,669
Par Pacific Holdings, Inc. (A)	8,575	311,873
PBF Energy, Inc., Class A	38,864	1,708,461
Peabody Energy Corp.	17,696	430,367
Permian Resources Corp.	142,739	1,941,250
Phillips 66	41,139	5,477,246
Pioneer Natural Resources Company	21,649	4,868,427
Range Resources Corp.	47,856	1,456,737
Repsol SA	178,977	2,654,930
REX American Resources Corp. (A)	2,442	115,507
Riley Exploration Permian, Inc.	1,519	41,378
Ring Energy, Inc. (A)	22,058	32,205
SandRidge Energy, Inc.	4,602	62,909
Santos, Ltd.	455,048	2,366,024
Scorpio Tankers, Inc.	7,405	450,224
SFL Corp., Ltd.	17,746	200,175
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Shell PLC	927,149	$30,349,356
SilverBow Resources, Inc. (A)	3,323	96,633
Sitio Royalties Corp., Class A	12,756	299,894
SM Energy Company	18,238	706,175
Southwestern Energy Company (A)	218,443	1,430,802
Talos Energy, Inc. (A)	17,317	246,421
Targa Resources Corp.	21,250	1,845,988
Teekay Corp. (A)	9,549	68,275
Teekay Tankers, Ltd., Class A	3,783	189,037
Tellurian, Inc. (A)(B)	89,080	67,309
The Williams Companies, Inc.	112,357	3,913,394
TotalEnergies SE	321,085	21,833,451
Uranium Energy Corp. (A)	58,785	376,224
VAALCO Energy, Inc.	16,544	74,283
Valero Energy Corp.	31,830	4,137,900
Vertex Energy, Inc. (A)	11,337	38,432
Vital Energy, Inc. (A)	3,697	168,177
Vitesse Energy, Inc.	3,797	83,116
W&T Offshore, Inc.	16,507	53,813
Woodside Energy Group, Ltd.	266,038	5,617,820
World Kinect Corp.	9,296	211,763
		266,791,889
		295,540,404
Financials – 14.7%
Banks – 5.7%
1st Source Corp.	2,651	145,672
ABN AMRO Bank NV (C)	66,703	1,003,112
ACNB Corp.	1,433	64,141
AIB Group PLC	220,151	942,854
Amalgamated Financial Corp.	2,713	73,088
Amerant Bancorp, Inc.	4,021	98,796
American National Bankshares, Inc.	1,646	80,243
Ameris Bancorp	10,086	535,062
Ames National Corp.	1,471	31,391
ANZ Group Holdings, Ltd.	421,076	7,439,581
Arrow Financial Corp.	2,396	66,944
Associated Banc-Corp.	52,218	1,116,943
Atlantic Union Bankshares Corp.	11,576	422,987
Axos Financial, Inc. (A)	8,555	467,103
Banc of California, Inc.	20,035	269,070
BancFirst Corp.	3,444	335,205
Banco Bilbao Vizcaya Argentaria SA	835,830	7,617,970
Banco BPM SpA	169,800	899,761
Banco Santander SA	2,267,580	9,484,563
Bank First Corp. (B)	1,498	129,817
Bank Hapoalim BM	177,998	1,599,058
Bank Leumi Le-Israel BM	213,553	1,718,636
Bank of America Corp.	643,358	21,661,864
Bank of Hawaii Corp. (B)	6,019	436,137
Bank of Ireland Group PLC	148,048	1,344,046
Bank of Marin Bancorp	2,477	54,544
Bank OZK	20,867	1,039,803
BankUnited, Inc.	11,302	366,524
Bankwell Financial Group, Inc.	1,076	32,474
Banner Corp.	5,279	282,743
Banque Cantonale Vaudoise	4,220	544,248
Bar Harbor Bankshares	2,551	74,897
Barclays PLC	2,116,534	4,144,314
BayCom Corp.	1,988	46,897
BCB Bancorp, Inc.	2,333	29,979
Berkshire Hills Bancorp, Inc.	7,054	175,151
Blue Foundry Bancorp (A)	4,076	39,415
BNP Paribas SA	147,182	10,221,151
BOC Hong Kong Holdings, Ltd.	518,241	1,407,814
Bridgewater Bancshares, Inc. (A)	3,585	48,469

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Brookline Bancorp, Inc.	14,178	$154,682
Burke & Herbert Financial Services Corp.	1,002	63,026
Business First Bancshares, Inc.	3,841	94,681
Byline Bancorp, Inc.	4,192	98,764
C&F Financial Corp.	507	34,572
Cadence Bank	64,127	1,897,518
CaixaBank SA	578,122	2,380,900
Cambridge Bancorp	1,187	82,378
Camden National Corp.	2,216	83,388
Capital Bancorp, Inc.	1,720	41,624
Capital City Bank Group, Inc.	2,197	64,658
Capitol Federal Financial, Inc.	20,758	133,889
Capstar Financial Holdings, Inc.	3,077	57,663
Carter Bankshares, Inc. (A)	3,666	54,880
Cathay General Bancorp	10,576	471,372
Central Pacific Financial Corp.	3,950	77,736
Central Valley Community Bancorp	1,525	34,084
Chemung Financial Corp.	661	32,918
ChoiceOne Financial Services, Inc.	1,148	33,636
Citigroup, Inc.	178,719	9,193,305
Citizens & Northern Corp.	2,800	62,804
Citizens Financial Group, Inc.	41,355	1,370,505
Citizens Financial Services, Inc.	610	39,479
City Holding Company	2,264	249,629
Civista Bancshares, Inc.	2,694	49,677
CNB Financial Corp.	3,333	75,292
Coastal Financial Corp. (A)	1,667	74,031
Codorus Valley Bancorp, Inc.	1,604	41,223
Colony Bankcorp, Inc.	2,888	38,410
Columbia Banking System, Inc.	41,365	1,103,618
Columbia Financial, Inc. (A)	4,817	92,872
Comerica, Inc.	12,517	698,574
Commerce Bancshares, Inc.	23,552	1,257,912
Commerzbank AG	147,704	1,755,580
Commonwealth Bank of Australia	234,851	17,899,632
Community Bank System, Inc.	8,182	426,364
Community Trust Bancorp, Inc.	2,434	106,755
Concordia Financial Group, Ltd.	148,546	677,098
ConnectOne Bancorp, Inc.	5,637	129,144
Credit Agricole SA	149,704	2,128,290
CrossFirst Bankshares, Inc. (A)	7,262	98,618
Cullen/Frost Bankers, Inc.	12,702	1,378,040
Customers Bancorp, Inc. (A)	4,442	255,948
CVB Financial Corp.	20,428	412,441
Danske Bank A/S	96,642	2,583,366
DBS Group Holdings, Ltd.	253,783	6,417,872
Dime Community Bancshares, Inc.	5,485	147,711
DNB Bank ASA	129,682	2,757,200
Eagle Bancorp, Inc.	4,699	141,628
East West Bancorp, Inc.	27,949	2,010,931
Eastern Bankshares, Inc.	24,421	346,778
Enterprise Financial Services Corp.	5,600	250,040
Equity Bancshares, Inc., Class A	2,411	81,733
Erste Group Bank AG	48,175	1,951,324
Esquire Financial Holdings, Inc.	1,046	52,258
ESSA Bancorp, Inc.	1,637	32,773
Evans Bancorp, Inc.	1,018	32,098
Farmers & Merchants Bancorp, Inc.	2,104	52,179
Farmers National Banc Corp. (B)	5,754	83,145
FB Financial Corp.	5,616	223,798
Fidelity D&D Bancorp, Inc.	773	44,857
Fifth Third Bancorp	64,678	2,230,744
Financial Institutions, Inc.	2,453	52,249
FinecoBank SpA	85,555	1,287,103
First Bancorp (North Carolina)	6,247	231,201
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Bancorp (Puerto Rico)	26,012	$427,897
First Bank	3,409	50,112
First Busey Corp.	8,154	202,382
First Business Financial Services, Inc.	1,340	53,734
First Commonwealth Financial Corp.	16,075	248,198
First Community Bankshares, Inc.	2,975	110,373
First Financial Bancorp	14,439	342,926
First Financial Bankshares, Inc.	45,651	1,383,225
First Financial Corp.	1,709	73,538
First Foundation, Inc.	8,065	78,069
First Horizon Corp.	110,816	1,569,155
First Interstate BancSystem, Inc., Class A	12,737	391,663
First Merchants Corp.	9,181	340,431
First Mid Bancshares, Inc.	3,470	120,270
First Western Financial, Inc. (A)	1,290	25,581
Five Star Bancorp	1,913	50,082
Flushing Financial Corp.	4,467	73,616
FNB Corp.	71,163	979,915
FS Bancorp, Inc.	1,264	46,717
Fulton Financial Corp.	24,441	402,299
German American Bancorp, Inc.	4,639	150,350
Glacier Bancorp, Inc.	39,250	1,621,810
Great Southern Bancorp, Inc.	1,497	88,847
Greene County Bancorp, Inc.	1,302	36,716
Guaranty Bancshares, Inc.	1,310	44,042
Hancock Whitney Corp.	30,379	1,476,116
Hang Seng Bank, Ltd.	107,190	1,251,491
Hanmi Financial Corp.	4,487	87,048
HarborOne Bancorp, Inc.	6,877	82,386
HBT Financial, Inc.	2,590	54,675
Heartland Financial USA, Inc.	6,619	248,941
Heritage Commerce Corp.	9,141	90,679
Heritage Financial Corp.	5,237	112,019
Hilltop Holdings, Inc.	7,195	253,336
Home Bancorp, Inc.	1,215	51,042
Home BancShares, Inc.	66,343	1,680,468
HomeStreet, Inc.	3,058	31,497
HomeTrust Bancshares, Inc.	2,543	68,458
Hope Bancorp, Inc.	17,387	210,035
Horizon Bancorp, Inc.	6,740	96,449
HSBC Holdings PLC	2,730,155	22,086,844
Huntington Bancshares, Inc.	137,537	1,749,471
Independent Bank Corp. (Massachusetts)	6,820	448,824
Independent Bank Corp. (Michigan)	3,088	80,350
Independent Bank Group, Inc.	5,626	286,251
ING Groep NV	507,137	7,604,283
International Bancshares Corp.	18,870	1,025,018
Intesa Sanpaolo SpA	2,177,392	6,371,905
Israel Discount Bank, Ltd., Class A	173,319	867,795
Japan Post Bank Company, Ltd.	202,700	2,062,862
John Marshall Bancorp, Inc.	1,961	44,240
JPMorgan Chase & Co.	269,979	45,923,428
KBC Group NV	35,070	2,276,020
Kearny Financial Corp.	8,920	80,012
KeyCorp	88,902	1,280,189
Lakeland Bancorp, Inc.	9,993	147,796
Lakeland Financial Corp.	3,840	250,214
LCNB Corp.	1,814	28,607
Live Oak Bancshares, Inc.	5,188	236,054
Lloyds Banking Group PLC	8,903,618	5,400,364
Luther Burbank Corp. (A)	1,832	19,621
M&T Bank Corp.	15,758	2,160,107
Macatawa Bank Corp.	5,177	58,397
MainStreet Bancshares, Inc.	1,178	29,226

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Mediobanca Banca di Credito Finanziario SpA	77,345	$958,441
Mercantile Bank Corp.	2,651	107,047
Metrocity Bankshares, Inc.	3,135	75,303
Metropolitan Bank Holding Corp. (A)	1,591	88,110
Mid Penn Bancorp, Inc.	2,611	63,395
Middlefield Banc Corp.	1,342	43,441
Midland States Bancorp, Inc.	3,332	91,830
MidWestOne Financial Group, Inc.	2,291	61,651
Mitsubishi UFJ Financial Group, Inc.	1,599,968	13,731,131
Mizrahi Tefahot Bank, Ltd.	21,643	837,842
Mizuho Financial Group, Inc.	337,950	5,764,688
MVB Financial Corp.	1,857	41,894
National Australia Bank, Ltd.	438,403	9,163,014
National Bank Holdings Corp., Class A	5,655	210,309
National Bankshares, Inc.	927	29,988
NatWest Group PLC	807,124	2,248,166
NBT Bancorp, Inc.	7,134	298,986
New York Community Bancorp, Inc.	143,284	1,465,795
Nicolet Bankshares, Inc.	2,002	161,121
Nordea Bank ABP	448,500	5,568,057
Northeast Bank	1,092	60,267
Northeast Community Bancorp, Inc.	1,765	31,311
Northfield Bancorp, Inc.	6,165	77,556
Northrim BanCorp, Inc.	867	49,601
Northwest Bancshares, Inc.	19,328	241,213
Norwood Financial Corp.	1,151	37,879
Oak Valley Bancorp	1,319	39,504
OceanFirst Financial Corp.	8,901	154,521
OFG Bancorp	7,053	264,346
Old National Bancorp	102,838	1,736,934
Old Second Bancorp, Inc.	7,332	113,206
Orange County Bancorp, Inc.	824	49,638
Origin Bancorp, Inc.	4,611	164,013
Orrstown Financial Services, Inc.	1,675	49,413
Oversea-Chinese Banking Corp., Ltd.	474,424	4,668,051
Pacific Premier Bancorp, Inc.	14,582	424,482
Park National Corp.	2,213	294,019
Pathward Financial, Inc.	4,007	212,091
PCB Bancorp	1,900	35,017
Peapack-Gladstone Financial Corp.	2,590	77,234
Penns Woods Bancorp, Inc.	1,441	32,437
Peoples Bancorp, Inc.	5,566	187,908
Peoples Financial Services Corp.	1,123	54,690
Pinnacle Financial Partners, Inc.	15,226	1,328,012
Plumas Bancorp	1,063	43,955
Ponce Financial Group, Inc. (A)	3,535	34,502
Preferred Bank	1,998	145,954
Premier Financial Corp.	5,495	132,430
Primis Financial Corp.	3,323	42,069
Princeton Bancorp, Inc.	844	30,300
Prosperity Bancshares, Inc.	18,586	1,258,830
Provident Financial Services, Inc.	11,478	206,948
QCR Holdings, Inc.	2,556	149,245
RBB Bancorp	2,465	46,934
Red River Bancshares, Inc.	769	43,149
Regions Financial Corp.	83,021	1,608,947
Renasant Corp.	8,620	290,322
Republic Bancorp, Inc., Class A	1,339	73,859
Resona Holdings, Inc.	297,846	1,509,881
S&T Bancorp, Inc.	5,910	197,512
Sandy Spring Bancorp, Inc.	6,924	188,610
Seacoast Banking Corp. of Florida	12,972	369,183
ServisFirst Bancshares, Inc.	7,903	526,577
Shizuoka Financial Group, Inc.	65,608	554,779
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Shore Bancshares, Inc.	4,907	$69,925
Sierra Bancorp	2,254	50,828
Simmons First National Corp., Class A	19,141	379,757
Skandinaviska Enskilda Banken AB, A Shares	222,340	3,068,446
SmartFinancial, Inc.	2,771	67,862
Societe Generale SA	103,498	2,753,597
South Plains Financial, Inc.	1,794	51,954
Southern First Bancshares, Inc. (A)	1,294	48,007
Southern Missouri Bancorp, Inc.	1,537	82,060
Southern States Bancshares, Inc.	1,221	35,751
Southside Bancshares, Inc.	4,475	140,157
SouthState Corp.	26,689	2,253,886
Standard Chartered PLC	321,095	2,724,856
Stellar Bancorp, Inc.	7,663	213,338
Stock Yards Bancorp, Inc.	4,317	222,282
Sumitomo Mitsui Financial Group, Inc.	178,058	8,664,267
Sumitomo Mitsui Trust Holdings, Inc.	91,766	1,757,491
Summit Financial Group, Inc.	1,777	54,536
Svenska Handelsbanken AB, A Shares	204,365	2,220,923
Swedbank AB, A Shares	118,956	2,405,010
Synovus Financial Corp.	29,003	1,091,963
Texas Capital Bancshares, Inc. (A)	16,898	1,092,118
The Bancorp, Inc. (A)	8,076	311,411
The Bank of NT Butterfield & Son, Ltd.	7,383	236,330
The Chiba Bank, Ltd.	74,264	535,043
The First Bancshares, Inc.	4,883	143,218
The First of Long Island Corp.	3,379	44,738
The Hingham Institution for Savings (B)	262	50,933
The PNC Financial Services Group, Inc.	37,074	5,740,909
Third Coast Bancshares, Inc. (A)	2,022	40,177
Timberland Bancorp, Inc.	1,207	37,972
Tompkins Financial Corp.	2,231	134,373
Towne Bank	10,970	326,467
TriCo Bancshares	4,854	208,576
Triumph Financial, Inc. (A)	3,464	277,744
Truist Financial Corp.	123,407	4,556,186
Trustmark Corp.	9,595	267,509
U.S. Bancorp	144,934	6,272,744
UMB Financial Corp.	15,471	1,292,602
UniCredit SpA	225,047	6,127,961
United Bankshares, Inc.	46,823	1,758,204
United Community Banks, Inc.	17,709	518,165
United Overseas Bank, Ltd.	177,139	3,823,226
Unity Bancorp, Inc.	1,328	39,296
Univest Financial Corp.	4,465	98,364
USCB Financial Holdings, Inc. (A)	2,025	24,806
Valley National Bancorp	150,950	1,639,317
Veritex Holdings, Inc.	8,000	186,160
Virginia National Bankshares Corp.	765	26,301
WaFd, Inc.	9,814	323,469
Washington Trust Bancorp, Inc.	2,626	85,030
Webster Financial Corp.	34,118	1,731,830
Wells Fargo & Company	339,237	16,697,245
WesBanco, Inc.	9,103	285,561
West BanCorp, Inc.	3,052	64,702
Westamerica BanCorp	3,950	222,820
Westpac Banking Corp.	491,663	7,671,160
Wintrust Financial Corp.	12,144	1,126,356
WSFS Financial Corp.	9,469	434,911
Zions Bancorp NA	14,072	617,339
		410,511,238
Capital markets – 2.7%
3i Group PLC	136,377	4,197,617
abrdn PLC	264,250	600,789

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Affiliated Managers Group, Inc.	6,705	$1,015,271
AlTi Global, Inc. (A)	3,627	31,773
Ameriprise Financial, Inc.	9,450	3,589,394
Amundi SA (C)	8,602	586,738
Artisan Partners Asset Management, Inc., Class A	9,349	413,039
AssetMark Financial Holdings, Inc. (A)	3,406	102,010
ASX, Ltd.	27,124	1,165,328
B. Riley Financial, Inc. (B)	3,255	68,322
Bakkt Holdings, Inc. (A)(B)	11,422	25,471
BGC Group, Inc., Class A	55,799	402,869
BlackRock, Inc.	13,066	10,606,979
Brightsphere Investment Group, Inc.	5,293	101,414
Cboe Global Markets, Inc.	10,023	1,789,707
CME Group, Inc.	33,593	7,074,686
Cohen & Steers, Inc.	4,000	302,920
Daiwa Securities Group, Inc.	186,908	1,254,560
Deutsche Bank AG	271,569	3,707,214
Deutsche Boerse AG	26,621	5,482,187
Diamond Hill Investment Group, Inc.	423	70,045
Donnelley Financial Solutions, Inc. (A)	3,815	237,942
Ellington Financial, Inc.	11,707	148,796
EQT AB	49,826	1,410,756
Euronext NV (C)	12,005	1,043,314
Evercore, Inc., Class A	6,874	1,175,798
FactSet Research Systems, Inc.	3,624	1,728,829
Federated Hermes, Inc.	17,104	579,141
Forge Global Holdings, Inc. (A)	16,709	57,312
Franklin Resources, Inc.	27,017	804,836
Futu Holdings, Ltd., ADR (A)	7,700	420,651
GCM Grosvenor, Inc., Class A	7,571	67,836
Hamilton Lane, Inc., Class A	5,626	638,213
Hargreaves Lansdown PLC	49,841	465,811
Hong Kong Exchanges & Clearing, Ltd.	168,771	5,788,889
Houlihan Lokey, Inc.	10,236	1,227,399
Interactive Brokers Group, Inc., Class A	21,223	1,759,387
Intercontinental Exchange, Inc.	53,390	6,856,878
Invesco, Ltd.	42,617	760,287
Janus Henderson Group PLC	26,283	792,432
Japan Exchange Group, Inc.	70,400	1,485,826
Jefferies Financial Group, Inc.	33,386	1,349,128
Julius Baer Group, Ltd.	28,863	1,619,158
London Stock Exchange Group PLC	58,352	6,897,879
Macquarie Group, Ltd.	51,442	6,439,598
MarketAxess Holdings, Inc.	3,579	1,048,110
Moelis & Company, Class A	10,287	577,409
Moody's Corp.	14,707	5,743,966
Morgan Stanley	118,122	11,014,877
Morningstar, Inc.	5,166	1,478,716
MSCI, Inc.	7,310	4,134,902
Nasdaq, Inc.	32,202	1,872,224
Nomura Holdings, Inc.	421,113	1,896,511
Northern Trust Corp.	19,664	1,659,248
Open Lending Corp. (A)	16,390	139,479
P10, Inc., Class A	7,323	74,841
Partners Group Holding AG	3,180	4,598,121
Patria Investments, Ltd., Class A	8,469	131,354
Perella Weinberg Partners	6,461	79,018
Piper Sandler Companies	2,655	464,280
PJT Partners, Inc., Class A	3,653	372,131
Raymond James Financial, Inc.	17,854	1,990,721
S&P Global, Inc.	30,251	13,326,171
SBI Holdings, Inc.	34,590	776,314
Schroders PLC	112,940	617,529
SEI Investments Company	19,833	1,260,387
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Silvercrest Asset Management Group, Inc., Class A	2,049	$34,833
Singapore Exchange, Ltd.	120,148	893,828
St. James's Place PLC	76,867	668,766
State Street Corp.	28,677	2,221,320
StepStone Group, Inc., Class A	8,476	269,791
Stifel Financial Corp.	20,228	1,398,766
StoneX Group, Inc. (A)	4,195	309,717
T. Rowe Price Group, Inc.	20,234	2,178,999
The Bank of New York Mellon Corp.	71,590	3,726,260
The Blackstone Group, Inc.	66,311	8,681,436
The Carlyle Group, Inc.	42,932	1,746,903
The Charles Schwab Corp.	138,827	9,551,298
The Goldman Sachs Group, Inc.	30,492	11,762,899
UBS Group AG	460,825	14,313,943
Victory Capital Holdings, Inc., Class A	4,106	141,411
Virtus Investment Partners, Inc.	1,064	257,233
WisdomTree, Inc.	22,799	157,997
		197,916,138
Consumer finance – 0.4%
Ally Financial, Inc.	53,838	1,880,023
American Express Company	53,786	10,076,269
Atlanticus Holdings Corp. (A)	848	32,792
Bread Financial Holdings, Inc.	7,698	253,572
Capital One Financial Corp.	35,348	4,634,830
Discover Financial Services	22,697	2,551,143
Encore Capital Group, Inc. (A)	3,593	182,345
Enova International, Inc. (A)	4,462	247,016
FirstCash Holdings, Inc.	13,211	1,431,940
Green Dot Corp., Class A (A)	7,827	77,487
LendingClub Corp. (A)	17,490	152,863
LendingTree, Inc. (A)	1,641	49,755
Navient Corp.	13,146	244,779
Nelnet, Inc., Class A	2,034	179,439
NerdWallet, Inc., Class A (A)	5,333	78,502
PRA Group, Inc. (A)	6,116	160,239
PROG Holdings, Inc. (A)	6,767	209,168
Regional Management Corp.	1,500	37,620
SLM Corp.	44,874	857,991
Synchrony Financial	39,723	1,517,021
Upstart Holdings, Inc. (A)(B)	11,359	464,129
World Acceptance Corp. (A)	658	85,889
		25,404,812
Financial services – 2.7%
Adyen NV (A)(C)	3,042	3,927,043
Alerus Financial Corp.	2,811	62,938
A-Mark Precious Metals, Inc.	2,841	85,940
AvidXchange Holdings, Inc. (A)	23,235	287,882
Banco Latinoamericano de Comercio Exterior SA, Class E	4,103	101,508
Berkshire Hathaway, Inc., Class B (A)	169,989	60,628,277
Cannae Holdings, Inc. (A)	10,719	209,128
Cantaloupe, Inc. (A)	8,742	64,778
Cass Information Systems, Inc.	2,309	104,020
Compass Diversified Holdings	9,914	222,569
Edenred SE	34,970	2,092,770
Enact Holdings, Inc.	4,511	130,323
Equitable Holdings, Inc.	63,101	2,101,263
Essent Group, Ltd.	37,337	1,969,153
Eurazeo SE	6,105	485,434
Euronet Worldwide, Inc. (A)	8,689	881,847
EVERTEC, Inc.	10,092	413,166
EXOR NV	13,114	1,312,680
Federal Agricultural Mortgage Corp., Class C	1,400	267,708

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
Fidelity National Information Services, Inc.	54,434	$3,269,850
Fiserv, Inc. (A)	56,035	7,443,689
FleetCor Technologies, Inc. (A)	6,607	1,867,204
Flywire Corp. (A)	16,577	383,758
Global Payments, Inc.	23,841	3,027,807
Groupe Bruxelles Lambert NV	12,333	971,260
i3 Verticals, Inc., Class A (A)	3,738	79,133
Industrivarden AB, A Shares	18,211	595,387
Industrivarden AB, C Shares	20,479	668,228
International Money Express, Inc. (A)	4,862	107,402
Investor AB, B Shares	242,511	5,623,758
Jack Henry & Associates, Inc.	6,922	1,131,124
Jackson Financial, Inc., Class A	12,832	656,998
L.E. Lundbergforetagen AB, B Shares	10,648	579,857
M&G PLC	314,310	889,533
Marqeta, Inc., Class A (A)	74,763	521,846
Mastercard, Inc., Class A	77,386	33,005,903
Merchants Bancorp	2,502	106,535
MGIC Investment Corp.	54,997	1,060,892
Mitsubishi HC Capital, Inc.	112,996	757,050
Mr. Cooper Group, Inc. (A)	9,976	649,637
NewtekOne, Inc.	3,959	54,634
Nexi SpA (A)(C)	82,743	677,914
NMI Holdings, Inc., Class A (A)	12,557	372,692
Ocwen Financial Corp. (A)	1,021	31,406
ORIX Corp.	164,383	3,087,307
PagSeguro Digital, Ltd., Class A (A)	30,733	383,241
Payoneer Global, Inc. (A)	41,421	215,803
PayPal Holdings, Inc. (A)	100,481	6,170,538
Paysafe, Ltd. (A)	5,550	70,985
PennyMac Financial Services, Inc.	3,940	348,178
Radian Group, Inc.	24,267	692,823
Remitly Global, Inc. (A)	20,788	403,703
Repay Holdings Corp. (A)	12,932	110,439
Sofina SA	2,160	538,543
StoneCo, Ltd., Class A (A)	45,101	813,171
The Western Union Company	72,260	861,339
TrustCo Bank Corp. NY	3,051	94,734
Velocity Financial, Inc. (A)	1,359	23,402
Visa, Inc., Class A	148,908	38,768,198
Voya Financial, Inc.	20,718	1,511,585
Walker & Dunlop, Inc.	4,915	545,614
Washington H. Soul Pattinson & Company, Ltd.	32,873	734,373
Waterstone Financial, Inc.	2,708	38,454
WEX, Inc. (A)	8,476	1,649,006
Wise PLC, Class A (A)	86,149	958,104
Worldline SA (A)(C)	33,695	585,956
		198,487,420
Insurance – 3.1%
Admiral Group PLC	36,479	1,247,163
Aegon, Ltd.	227,515	1,322,782
Aflac, Inc.	49,677	4,098,353
Ageas SA/NV	22,386	973,131
AIA Group, Ltd.	1,608,335	13,997,145
Allianz SE	56,509	15,101,535
Ambac Financial Group, Inc. (A)	7,163	118,046
American Coastal Insurance Corp. (A)	3,250	30,745
American Equity Investment Life Holding Company (A)	12,159	678,472
American Financial Group, Inc.	12,960	1,540,814
American International Group, Inc.	65,724	4,452,801
AMERISAFE, Inc.	2,955	138,235
Aon PLC, Class A	18,729	5,450,514
Arch Capital Group, Ltd. (A)	35,427	2,631,163
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Arthur J. Gallagher & Company	20,020	$4,502,098
ASR Nederland NV	22,213	1,049,340
Assicurazioni Generali SpA	142,006	3,000,234
Assurant, Inc.	5,037	848,684
Aviva PLC	383,698	2,123,165
AXA SA	252,763	8,254,341
Baloise Holding AG	6,417	1,006,111
Brighthouse Financial, Inc. (A)	12,733	673,830
Brown & Brown, Inc.	22,360	1,590,020
BRP Group, Inc., Class A (A)	9,373	225,139
Chubb, Ltd.	38,159	8,623,934
Cincinnati Financial Corp.	14,900	1,541,554
CNO Financial Group, Inc.	39,423	1,099,902
Crawford & Company, Class A	2,295	30,248
Dai-ichi Life Holdings, Inc.	131,737	2,794,526
Donegal Group, Inc., Class A	3,536	49,469
eHealth, Inc. (A)	4,516	39,380
Employers Holdings, Inc.	4,050	159,570
Enstar Group, Ltd. (A)	1,861	547,785
Erie Indemnity Company, Class A	4,947	1,656,849
Everest Group, Ltd.	4,123	1,457,810
F&G Annuities & Life, Inc.	2,940	135,240
Fidelis Insurance Holdings, Ltd. (A)	2,596	32,891
Fidelity National Financial, Inc.	51,276	2,616,102
First American Financial Corp.	20,463	1,318,636
Genworth Financial, Inc., Class A (A)	71,796	479,597
Gjensidige Forsikring ASA	28,021	517,094
Globe Life, Inc.	8,260	1,005,407
Goosehead Insurance, Inc., Class A (A)	3,336	252,869
Greenlight Capital Re, Ltd., Class A (A)	4,075	46,537
Hannover Rueck SE	8,448	2,019,950
HCI Group, Inc.	989	86,439
Helvetia Holding AG	5,201	717,149
Horace Mann Educators Corp.	6,486	212,092
Insurance Australia Group, Ltd.	341,394	1,319,614
Investors Title Company	181	29,347
James River Group Holdings, Ltd.	6,298	58,194
Japan Post Holdings Company, Ltd.	291,000	2,597,891
Japan Post Insurance Company, Ltd.	26,800	475,717
Kemper Corp.	11,947	581,460
Kinsale Capital Group, Inc.	4,366	1,462,217
Legal & General Group PLC	837,678	2,676,958
Lemonade, Inc. (A)(B)	7,873	126,991
Loews Corp.	17,566	1,222,418
Marsh & McLennan Companies, Inc.	46,177	8,749,156
MBIA, Inc. (A)	7,512	45,973
Medibank Private, Ltd.	385,865	936,791
Mercury General Corp.	4,286	159,911
MetLife, Inc.	58,170	3,846,782
MS&AD Insurance Group Holdings, Inc.	60,051	2,361,134
Muenchener Rueckversicherungs-Gesellschaft AG	19,121	7,931,648
National Western Life Group, Inc., Class A	360	173,887
NN Group NV	37,936	1,499,263
Old Republic International Corp.	51,712	1,520,333
Oscar Health, Inc., Class A (A)	24,379	223,068
Palomar Holdings, Inc. (A)	3,803	211,067
Phoenix Group Holdings PLC	105,249	716,655
Poste Italiane SpA (C)	73,201	832,056
Primerica, Inc.	6,948	1,429,620
Principal Financial Group, Inc.	19,707	1,550,350
ProAssurance Corp.	8,439	116,374
Prudential Financial, Inc.	33,419	3,465,884
Prudential PLC	385,758	4,352,386
QBE Insurance Group, Ltd.	209,313	2,120,881

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Reinsurance Group of America, Inc.	13,071	$2,114,626
RenaissanceRe Holdings, Ltd.	10,411	2,040,556
RLI Corp.	7,963	1,060,035
Safety Insurance Group, Inc.	2,226	169,154
Sampo OYJ, A Shares	63,252	2,771,215
Selective Insurance Group, Inc.	21,371	2,125,987
SelectQuote, Inc. (A)	23,679	32,440
SiriusPoint, Ltd. (A)	11,155	129,398
Skyward Specialty Insurance Group, Inc. (A)	3,791	128,439
Sompo Holdings, Inc.	41,391	2,025,193
Stewart Information Services Corp.	4,122	242,168
Suncorp Group, Ltd.	177,977	1,685,328
Swiss Life Holding AG	4,136	2,874,327
Swiss Re AG	42,261	4,755,652
T&D Holdings, Inc.	70,125	1,113,266
Talanx AG	9,045	646,403
The Allstate Corp.	24,080	3,370,718
The Hanover Insurance Group, Inc.	7,092	861,111
The Hartford Financial Services Group, Inc.	27,679	2,224,838
The Progressive Corp.	54,622	8,700,192
The Travelers Companies, Inc.	21,151	4,029,054
Tiptree, Inc.	3,743	70,967
Tokio Marine Holdings, Inc.	252,555	6,288,866
Trupanion, Inc. (A)(B)	6,208	189,406
Tryg A/S	48,921	1,064,630
United Fire Group, Inc.	3,765	75,752
Universal Insurance Holdings, Inc.	3,650	58,327
Unum Group	36,361	1,644,244
W.R. Berkley Corp.	19,325	1,366,664
Willis Towers Watson PLC	9,510	2,293,812
Zurich Insurance Group AG	20,506	10,721,088
		222,162,773
Mortgage real estate investment trusts – 0.1%
AFC Gamma, Inc.	2,227	26,791
Angel Oak Mortgage REIT, Inc.	1,864	19,758
Annaly Capital Management, Inc.	99,178	1,921,078
Apollo Commercial Real Estate Finance, Inc.	21,814	256,096
Arbor Realty Trust, Inc.	28,468	432,144
Ares Commercial Real Estate Corp.	8,189	84,838
ARMOUR Residential REIT, Inc.	7,490	144,707
Blackstone Mortgage Trust, Inc., Class A	26,463	562,868
BrightSpire Capital, Inc.	19,816	147,431
Chicago Atlantic Real Estate Finance, Inc.	2,651	42,893
Chimera Investment Corp.	35,493	177,110
Claros Mortgage Trust, Inc.	14,261	194,377
Dynex Capital, Inc.	8,554	107,096
Franklin BSP Realty Trust, Inc.	12,945	174,887
Granite Point Mortgage Trust, Inc.	8,370	49,718
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	16,450	453,691
Invesco Mortgage Capital, Inc.	7,048	62,445
KKR Real Estate Finance Trust, Inc.	9,541	126,227
Ladder Capital Corp.	17,482	201,218
MFA Financial, Inc.	15,548	175,226
New York Mortgage Trust, Inc.	14,960	127,609
Nexpoint Real Estate Finance, Inc.	1,160	18,270
Orchid Island Capital, Inc.	8,085	68,157
PennyMac Mortgage Investment Trust	13,441	200,943
Ready Capital Corp.	24,840	254,610
Redwood Trust, Inc.	18,265	135,344
Starwood Property Trust, Inc.	59,013	1,240,453
TPG RE Finance Trust, Inc.	11,737	76,291
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Two Harbors Investment Corp.	14,922	$207,863
		7,690,139
		1,062,172,520
Health care – 11.9%
Biotechnology – 1.9%
2seventy bio, Inc. (A)	8,710	37,192
4D Molecular Therapeutics, Inc. (A)	6,427	130,211
89bio, Inc. (A)	10,070	112,482
AbbVie, Inc.	164,843	25,545,720
ACADIA Pharmaceuticals, Inc. (A)	18,808	588,878
ACELYRIN, Inc. (A)	5,560	41,478
Achillion Pharmaceuticals, Inc. (A)(D)	23,194	35,243
Actinium Pharmaceuticals, Inc. (A)	4,803	24,399
ADMA Biologics, Inc. (A)	32,941	148,893
Aduro Biotech, Inc. (A)(D)	2,435	6,031
Aerovate Therapeutics, Inc. (A)	1,993	45,102
Agenus, Inc. (A)	58,080	48,084
Agios Pharmaceuticals, Inc. (A)	8,662	192,903
Akero Therapeutics, Inc. (A)	8,026	187,407
Albireo Pharma, Inc. (A)(D)	2,883	6,198
Aldeyra Therapeutics, Inc. (A)	7,783	27,318
Alector, Inc. (A)	10,821	86,352
Alkermes PLC (A)	25,726	713,639
Allakos, Inc. (A)	11,679	31,884
Allogene Therapeutics, Inc. (A)	15,406	49,453
Allovir, Inc. (A)	8,046	5,470
Alpine Immune Sciences, Inc. (A)	5,165	98,445
Altimmune, Inc. (A)	8,623	97,009
ALX Oncology Holdings, Inc. (A)	4,285	63,804
Amgen, Inc.	49,960	14,389,479
Amicus Therapeutics, Inc. (A)	44,160	626,630
AnaptysBio, Inc. (A)	3,242	69,444
Anavex Life Sciences Corp. (A)(B)	11,738	109,281
Anika Therapeutics, Inc. (A)	2,211	50,101
Annexon, Inc. (A)	8,294	37,655
Apogee Therapeutics, Inc. (A)	3,296	92,090
Arbutus Biopharma Corp. (A)	22,115	55,288
Arcellx, Inc. (A)	5,949	330,170
Arcturus Therapeutics Holdings, Inc. (A)	3,634	114,580
Arcus Biosciences, Inc. (A)	8,625	164,738
Arcutis Biotherapeutics, Inc. (A)	13,242	42,772
Ardelyx, Inc. (A)	35,572	220,546
Argenx SE (A)	7,907	3,007,573
Argenx SE, Additional Offering (A)	464	176,491
Arrowhead Pharmaceuticals, Inc. (A)	37,015	1,132,659
ARS Pharmaceuticals, Inc. (A)(B)	4,166	22,830
Astria Therapeutics, Inc. (A)	5,404	41,503
Aura Biosciences, Inc. (A)	4,825	42,750
Aurinia Pharmaceuticals, Inc. (A)	21,083	189,536
Avid Bioservices, Inc. (A)	10,224	66,456
Avidity Biosciences, Inc. (A)	11,736	106,211
Avita Medical, Inc. (A)	4,263	58,488
Beam Therapeutics, Inc. (A)	11,282	307,096
BioAtla, Inc. (A)	7,220	17,761
BioCryst Pharmaceuticals, Inc. (A)	29,697	177,885
Biogen, Inc. (A)	13,324	3,447,851
Biohaven, Ltd. (A)	10,619	454,493
Biomea Fusion, Inc. (A)(B)	3,303	47,960
Bluebird Bio, Inc. (A)	18,234	25,163
Blueprint Medicines Corp. (A)	9,445	871,207
Bridgebio Pharma, Inc. (A)	17,782	717,859
Cabaletta Bio, Inc. (A)	5,265	119,516
CareDx, Inc. (A)	8,206	98,472
Caribou Biosciences, Inc. (A)	13,007	74,530
Cartesian Therapeutics, Inc. (A)(D)	19,937	3,589

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Catalyst Pharmaceuticals, Inc. (A)	15,541	$261,244
Celcuity, Inc. (A)	3,175	46,260
Celldex Therapeutics, Inc. (A)	7,344	291,263
Cerevel Therapeutics Holdings, Inc. (A)	10,838	459,531
Chinook Therapeutics, Inc. (A)(D)	9,357	3,649
Cogent Biosciences, Inc. (A)	13,371	78,621
Coherus Biosciences, Inc. (A)	16,503	54,955
Compass Therapeutics, Inc. (A)	15,797	24,643
Crinetics Pharmaceuticals, Inc. (A)	10,191	362,596
CSL, Ltd.	67,683	13,194,742
Cullinan Oncology, Inc. (A)	4,375	44,581
Cytokinetics, Inc. (A)	14,450	1,206,431
Day One Biopharmaceuticals, Inc. (A)	9,862	143,985
Deciphera Pharmaceuticals, Inc. (A)	8,607	138,831
Denali Therapeutics, Inc. (A)	18,395	394,757
Disc Medicine, Inc. (A)	1,468	84,792
Dynavax Technologies Corp. (A)	20,021	279,894
Dyne Therapeutics, Inc. (A)	7,147	95,055
Editas Medicine, Inc. (A)	12,740	129,056
Enanta Pharmaceuticals, Inc. (A)	3,463	32,587
Entrada Therapeutics, Inc. (A)	3,216	48,529
Erasca, Inc. (A)(B)	15,508	33,032
Exelixis, Inc. (A)	61,673	1,479,535
Fate Therapeutics, Inc. (A)	14,542	54,387
Fennec Pharmaceuticals, Inc. (A)(B)	3,706	41,581
Foghorn Therapeutics, Inc. (A)	3,939	25,407
Genelux Corp. (A)	3,026	42,394
Genmab A/S (A)	9,257	2,951,622
Geron Corp. (A)	82,273	173,596
Gilead Sciences, Inc.	116,259	9,418,142
Grifols SA (A)	41,793	714,969
Gritstone bio, Inc. (A)	15,389	31,394
Halozyme Therapeutics, Inc. (A)	46,310	1,711,618
Heron Therapeutics, Inc. (A)(B)	17,563	29,857
HilleVax, Inc. (A)	3,984	63,943
Humacyte, Inc. (A)	11,643	33,066
Icosavax, Inc. (A)	4,180	65,877
Ideaya Biosciences, Inc. (A)	9,311	331,285
Immuneering Corp., Class A (A)	3,995	29,363
ImmunityBio, Inc. (A)(B)	20,516	102,990
ImmunoGen, Inc. (A)	37,135	1,101,053
Immunovant, Inc. (A)	8,396	353,723
Incyte Corp. (A)	17,668	1,109,374
Inhibrx, Inc. (A)	5,368	203,984
Inozyme Pharma, Inc. (A)	7,180	30,587
Insmed, Inc. (A)	21,452	664,797
Intellia Therapeutics, Inc. (A)	13,690	417,408
Iovance Biotherapeutics, Inc. (A)	35,828	291,282
Ironwood Pharmaceuticals, Inc. (A)	22,281	254,895
iTeos Therapeutics, Inc. (A)	4,240	46,428
Janux Therapeutics, Inc. (A)	3,147	33,767
KalVista Pharmaceuticals, Inc. (A)	4,869	59,645
Keros Therapeutics, Inc. (A)	3,554	141,307
Kiniksa Pharmaceuticals, Ltd., Class A (A)	4,857	85,192
Krystal Biotech, Inc. (A)	3,365	417,462
Kura Oncology, Inc. (A)	11,078	159,302
Kymera Therapeutics, Inc. (A)	5,951	151,512
Larimar Therapeutics, Inc. (A)	4,390	19,975
Lexicon Pharmaceuticals, Inc. (A)(B)	17,930	27,433
Lineage Cell Therapeutics, Inc. (A)	25,394	27,679
Lyell Immunopharma, Inc. (A)	29,598	57,420
MacroGenics, Inc. (A)	9,336	89,812
Madrigal Pharmaceuticals, Inc. (A)	2,299	531,943
MannKind Corp. (A)	41,699	151,784
MeiraGTx Holdings PLC (A)	6,040	42,401
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Merrimack Pharmaceuticals, Inc. (A)	1,515	$20,316
Mersana Therapeutics, Inc. (A)	17,907	41,544
MiMedx Group, Inc. (A)	17,762	155,773
Mineralys Therapeutics, Inc. (A)	4,590	39,474
Mirum Pharmaceuticals, Inc. (A)	3,892	114,892
Moderna, Inc. (A)	31,453	3,128,001
Monte Rosa Therapeutics, Inc. (A)	5,466	30,883
Morphic Holding, Inc. (A)	5,762	166,407
Myriad Genetics, Inc. (A)	12,557	240,341
Neurocrine Biosciences, Inc. (A)	19,485	2,567,344
Nkarta, Inc. (A)	4,727	31,198
Novavax, Inc. (A)(B)	14,954	71,779
Nurix Therapeutics, Inc. (A)	8,044	83,014
Nuvalent, Inc., Class A (A)	4,116	302,896
Olema Pharmaceuticals, Inc. (A)	3,975	55,769
Organogenesis Holdings, Inc. (A)	10,618	43,428
ORIC Pharmaceuticals, Inc. (A)	5,928	54,538
Ovid therapeutics, Inc. (A)	10,811	34,811
PDL BioPharma, Inc. (A)(D)	23,030	18,654
PDS Biotechnology Corp. (A)	5,034	25,019
PMV Pharmaceuticals, Inc. (A)	6,372	19,753
Poseida Therapeutics, Inc. (A)	10,172	34,178
Precigen, Inc. (A)(B)	22,468	30,107
Prime Medicine, Inc. (A)(B)	6,908	61,205
ProKidney Corp. (A)	7,561	13,459
Protagonist Therapeutics, Inc. (A)	8,928	204,719
Protalix BioTherapeutics, Inc. (A)(B)	10,004	17,807
Prothena Corp. PLC (A)	6,749	245,259
PTC Therapeutics, Inc. (A)	11,250	310,050
Radius Health, Inc. (A)(D)	8,191	655
RAPT Therapeutics, Inc. (A)	4,569	113,540
RayzeBio, Inc. (A)	3,216	199,939
Recursion Pharmaceuticals, Inc., Class A (A)	21,304	210,057
Regeneron Pharmaceuticals, Inc. (A)	9,994	8,777,630
REGENXBIO, Inc. (A)	6,362	114,198
Relay Therapeutics, Inc. (A)	14,227	156,639
Replimune Group, Inc. (A)	8,514	71,773
REVOLUTION Medicines, Inc. (A)	22,363	641,371
Rhythm Pharmaceuticals, Inc. (A)	7,941	365,048
Rigel Pharmaceuticals, Inc. (A)	28,955	41,985
Rocket Pharmaceuticals, Inc. (A)	9,710	291,009
Sage Therapeutics, Inc. (A)	8,420	182,461
Sana Biotechnology, Inc. (A)	15,810	64,505
Savara, Inc. (A)	15,157	71,238
Scholar Rock Holding Corp. (A)	8,843	166,248
Seres Therapeutics, Inc. (A)	16,420	22,988
SpringWorks Therapeutics, Inc. (A)	10,457	381,681
Stoke Therapeutics, Inc. (A)	4,974	26,163
Summit Therapeutics, Inc. (A)	19,514	50,932
Sutro Biopharma, Inc. (A)	10,848	46,538
Swedish Orphan Biovitrum AB (A)	27,261	723,653
Syndax Pharmaceuticals, Inc. (A)	10,460	226,041
Tango Therapeutics, Inc. (A)	7,412	73,379
Tenaya Therapeutics, Inc. (A)	7,730	25,045
TG Therapeutics, Inc. (A)	21,535	367,818
Travere Therapeutics, Inc. (A)	12,154	109,264
Twist Bioscience Corp. (A)	8,785	323,815
Tyra Biosciences, Inc. (A)	2,442	33,822
United Therapeutics Corp. (A)	9,308	2,046,736
UroGen Pharma, Ltd. (A)	4,337	65,055
Vanda Pharmaceuticals, Inc. (A)	9,640	40,681
Vaxcyte, Inc. (A)	14,544	913,363
Vera Therapeutics, Inc. (A)	5,163	79,407
Veracyte, Inc. (A)	11,285	310,450

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Vericel Corp. (A)	7,397	$263,407
Vertex Pharmaceuticals, Inc. (A)	24,033	9,778,787
Verve Therapeutics, Inc. (A)	8,355	116,469
Viking Therapeutics, Inc. (A)	14,961	278,424
Vir Biotechnology, Inc. (A)	13,172	132,510
Viridian Therapeutics, Inc. (A)	6,562	142,920
Voyager Therapeutics, Inc. (A)	5,326	44,951
Xencor, Inc. (A)	9,152	194,297
Y-mAbs Therapeutics, Inc. (A)	6,395	43,614
Zentalis Pharmaceuticals, Inc. (A)	9,014	136,562
Zymeworks, Inc. (A)	8,233	85,541
		133,729,700
Health care equipment and supplies – 2.3%
Abbott Laboratories	162,003	17,831,670
Accuray, Inc. (A)	16,358	46,293
Alcon, Inc.	70,014	5,477,613
Align Technology, Inc. (A)	6,761	1,852,514
Alphatec Holdings, Inc. (A)	14,502	219,125
AngioDynamics, Inc. (A)	6,498	50,944
Artivion, Inc. (A)	6,124	109,497
Asahi Intecc Company, Ltd.	30,400	616,478
AtriCure, Inc. (A)	7,212	257,396
Atrion Corp.	224	84,849
Avanos Medical, Inc. (A)	7,102	159,298
Axogen, Inc. (A)	7,107	48,541
Axonics, Inc. (A)	7,657	476,495
Baxter International, Inc.	48,103	1,859,662
Becton, Dickinson and Company	27,057	6,597,308
BioMerieux	5,804	645,750
Boston Scientific Corp. (A)	136,615	7,897,713
Butterfly Network, Inc. (A)	24,293	26,236
Carl Zeiss Meditec AG, Bearer Shares	5,639	613,829
Cerus Corp. (A)	27,395	59,173
ClearPoint Neuro, Inc. (A)(B)	4,398	29,862
Cochlear, Ltd.	9,182	1,868,040
Coloplast A/S, B Shares	19,144	2,187,510
CONMED Corp.	4,671	511,521
CVRx, Inc. (A)	1,803	56,686
Demant A/S (A)	14,119	619,261
Dentsply Sirona, Inc.	20,111	715,750
DexCom, Inc. (A)	35,939	4,459,671
DiaSorin SpA	3,136	323,208
Edwards Lifesciences Corp. (A)	56,275	4,290,969
Embecta Corp.	8,953	169,480
Enovis Corp. (A)	9,853	551,965
Envista Holdings Corp. (A)	33,993	817,872
EssilorLuxottica SA	41,310	8,294,995
Fisher & Paykel Healthcare Corp., Ltd.	81,549	1,216,175
GE HealthCare Technologies, Inc.	37,157	2,872,979
Getinge AB, B Shares	32,049	713,650
Glaukos Corp. (A)	7,356	584,728
Globus Medical, Inc., Class A (A)	22,879	1,219,222
Haemonetics Corp. (A)	17,794	1,521,565
Hologic, Inc. (A)	23,267	1,662,427
Hoya Corp.	49,607	6,178,012
IDEXX Laboratories, Inc. (A)	7,687	4,266,669
Inari Medical, Inc. (A)	18,444	1,197,384
Inmode, Ltd. (A)	11,896	264,567
Inogen, Inc. (A)	4,243	23,294
Insulet Corp. (A)	6,632	1,439,011
Integer Holdings Corp. (A)	5,102	505,506
Integra LifeSciences Holdings Corp. (A)	13,488	587,402
Intuitive Surgical, Inc. (A)	32,842	11,079,577
iRadimed Corp.	1,276	60,572
iRhythm Technologies, Inc. (A)	4,743	507,691
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Koninklijke Philips NV (A)	110,598	$2,588,240
Lantheus Holdings, Inc. (A)	24,131	1,496,122
LeMaitre Vascular, Inc.	3,027	171,813
LivaNova PLC (A)	19,042	985,233
Masimo Corp. (A)	8,803	1,031,800
Medtronic PLC	124,186	10,230,443
Merit Medical Systems, Inc. (A)	8,759	665,334
Nano-X Imaging, Ltd. (A)(B)	8,032	51,164
Neogen Corp. (A)	72,780	1,463,606
Nevro Corp. (A)	5,787	124,536
Olympus Corp.	168,508	2,432,289
Omnicell, Inc. (A)	6,992	263,109
OraSure Technologies, Inc. (A)	11,182	91,692
Orchestra BioMed Holdings, Inc. (A)	2,493	22,761
Orthofix Medical, Inc. (A)	5,777	77,874
OrthoPediatrics Corp. (A)	2,607	84,754
Outset Medical, Inc. (A)	8,163	44,162
Paragon 28, Inc. (A)	7,377	91,696
Penumbra, Inc. (A)	7,654	1,925,287
PROCEPT BioRobotics Corp. (A)(B)	6,224	260,848
Pulmonx Corp. (A)	6,127	78,119
Pulse Biosciences, Inc. (A)	2,543	31,126
QuidelOrtho Corp. (A)	9,806	722,702
ResMed, Inc.	13,314	2,290,274
RxSight, Inc. (A)	4,467	180,109
Sanara Medtech, Inc. (A)	727	29,880
Semler Scientific, Inc. (A)	805	35,653
Shockwave Medical, Inc. (A)	7,317	1,394,328
SI-BONE, Inc. (A)	6,250	131,188
Siemens Healthineers AG (C)	39,511	2,293,953
Sight Sciences, Inc. (A)	3,541	18,272
Silk Road Medical, Inc. (A)	6,345	77,853
Smith & Nephew PLC	122,373	1,681,046
Sonova Holding AG	7,101	2,322,366
STAAR Surgical Company (A)	7,513	234,481
STERIS PLC	9,371	2,060,214
Straumann Holding AG	15,639	2,527,307
Stryker Corp.	31,558	9,450,359
Surmodics, Inc. (A)	2,091	76,008
Sysmex Corp.	23,479	1,305,209
Tactile Systems Technology, Inc. (A)	3,850	55,055
Teleflex, Inc.	4,464	1,113,054
Terumo Corp.	94,234	3,081,547
The Cooper Companies, Inc.	4,703	1,779,803
TransMedics Group, Inc. (A)	4,919	388,257
Treace Medical Concepts, Inc. (A)	7,572	96,543
UFP Technologies, Inc. (A)	1,092	187,868
Utah Medical Products, Inc.	569	47,921
Varex Imaging Corp. (A)	5,913	121,217
Zimmer Biomet Holdings, Inc.	18,911	2,301,469
Zimvie, Inc. (A)	4,036	71,639
Zynex, Inc. (A)(B)	2,512	27,356
		166,042,544
Health care providers and services – 1.8%
23andMe Holding Company, Class A (A)	44,993	41,101
Acadia Healthcare Company, Inc. (A)	18,288	1,422,075
Accolade, Inc. (A)	10,391	124,796
AdaptHealth Corp. (A)	15,694	114,409
Addus HomeCare Corp. (A)	2,478	230,082
Agiliti, Inc. (A)	4,528	35,862
Alignment Healthcare, Inc. (A)	13,314	114,634
Amedisys, Inc. (A)	6,472	615,228
AMN Healthcare Services, Inc. (A)	5,920	443,290
Amplifon SpA	17,446	604,515
Apollo Medical Holdings, Inc. (A)	6,742	258,219

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Aveanna Healthcare Holdings, Inc. (A)	7,936	$21,268
Brookdale Senior Living, Inc. (A)	29,164	169,734
Cardinal Health, Inc.	22,976	2,315,981
Castle Biosciences, Inc. (A)	3,946	85,155
Cencora, Inc.	15,293	3,140,876
Centene Corp. (A)	49,631	3,683,117
Chemed Corp.	2,987	1,746,648
Community Health Systems, Inc. (A)	20,802	65,110
CorVel Corp. (A)	1,347	332,992
Cross Country Healthcare, Inc. (A)	5,531	125,222
CVS Health Corp.	119,913	9,468,330
DaVita, Inc. (A)	5,115	535,847
DocGo, Inc. (A)	12,598	70,423
EBOS Group, Ltd.	21,499	482,162
Elevance Health, Inc.	22,003	10,375,735
Encompass Health Corp.	19,878	1,326,260
Enhabit, Inc. (A)	8,357	86,495
Fresenius Medical Care AG	28,777	1,203,116
Fresenius SE & Company KGaA	59,187	1,834,533
Fulgent Genetics, Inc. (A)	3,353	96,935
Guardant Health, Inc. (A)	17,503	473,456
HCA Healthcare, Inc.	18,502	5,008,121
HealthEquity, Inc. (A)	30,046	1,992,050
Henry Schein, Inc. (A)	12,404	939,107
Hims & Hers Health, Inc. (A)	18,909	168,290
Humana, Inc.	11,491	5,260,695
InfuSystem Holdings, Inc. (A)	3,466	36,532
Invitae Corp. (A)(B)	44,847	28,110
Laboratory Corp. of America Holdings	7,843	1,782,635
LifeStance Health Group, Inc. (A)(B)	16,661	130,456
McKesson Corp.	12,432	5,755,767
ModivCare, Inc. (A)	1,946	85,605
Molina Healthcare, Inc. (A)	5,249	1,896,516
National HealthCare Corp.	1,947	179,942
National Research Corp.	2,352	93,045
NeoGenomics, Inc. (A)	19,795	320,283
NMC Health PLC (A)(D)	19,536	0
OPKO Health, Inc. (A)	63,632	96,084
Option Care Health, Inc. (A)	60,996	2,054,955
Owens & Minor, Inc. (A)	11,522	222,029
Patterson Companies, Inc.	30,152	857,824
Pediatrix Medical Group, Inc. (A)	13,715	127,550
PetIQ, Inc. (A)	4,269	84,313
Privia Health Group, Inc. (A)	17,493	402,864
Progyny, Inc. (A)	28,826	1,071,751
Quest Diagnostics, Inc.	10,661	1,469,939
Quipt Home Medical Corp. (A)	7,384	37,585
R1 RCM, Inc. (A)	39,052	412,780
RadNet, Inc. (A)	9,342	324,821
Ramsay Health Care, Ltd.	25,717	922,525
Select Medical Holdings Corp.	16,186	380,371
Sonic Healthcare, Ltd.	63,145	1,379,764
Surgery Partners, Inc. (A)	11,705	374,443
Tenet Healthcare Corp. (A)	20,140	1,521,980
The Cigna Group	27,289	8,171,691
The Ensign Group, Inc.	8,395	942,003
The Pennant Group, Inc. (A)	4,445	61,874
UnitedHealth Group, Inc.	86,454	45,515,437
Universal Health Services, Inc., Class B	5,903	899,853
US Physical Therapy, Inc.	2,363	220,090
Viemed Healthcare, Inc. (A)	5,950	46,708
		132,919,994
Health care technology – 0.0%
American Well Corp., Class A (A)	41,065	61,187
Computer Programs and Systems, Inc. (A)	2,504	28,045
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Definitive Healthcare Corp. (A)	7,602	$75,564
Doximity, Inc., Class A (A)	23,434	657,089
Evolent Health, Inc., Class A (A)	17,004	561,642
Health Catalyst, Inc. (A)	9,302	86,137
HealthStream, Inc.	3,920	105,958
M3, Inc.	61,886	1,021,260
MultiPlan Corp. (A)	60,362	86,921
OptimizeRx Corp. (A)	2,383	34,101
Phreesia, Inc. (A)	8,091	187,307
Schrodinger, Inc. (A)	8,447	302,403
Sharecare, Inc. (A)	51,556	55,680
Simulations Plus, Inc.	2,414	108,027
Veradigm, Inc. (A)	17,390	182,421
		3,553,742
Life sciences tools and services – 1.0%
Adaptive Biotechnologies Corp. (A)	18,981	93,007
Agilent Technologies, Inc.	27,176	3,778,279
Akoya Biosciences, Inc. (A)	3,644	17,783
Azenta, Inc. (A)	11,930	777,120
Bachem Holding AG	4,729	366,220
BioLife Solutions, Inc. (A)	5,454	88,628
Bio-Rad Laboratories, Inc., Class A (A)	1,984	640,614
Bio-Techne Corp.	14,955	1,153,928
Bruker Corp.	18,391	1,351,371
Charles River Laboratories International, Inc. (A)	4,870	1,151,268
Codexis, Inc. (A)	10,877	33,175
CryoPort, Inc. (A)	6,650	103,009
Cytek Biosciences, Inc. (A)	18,919	172,541
Danaher Corp.	61,364	14,195,948
Eurofins Scientific SE	18,911	1,233,610
Harvard Bioscience, Inc. (A)	6,999	37,445
Illumina, Inc. (A)	15,037	2,093,752
IQVIA Holdings, Inc. (A)	16,905	3,911,479
Lonza Group AG	10,434	4,398,830
MaxCyte, Inc. (A)(B)	15,126	71,092
Medpace Holdings, Inc. (A)	4,625	1,417,701
Mesa Laboratories, Inc.	855	89,578
Mettler-Toledo International, Inc. (A)	1,982	2,404,087
OmniAb, Inc. (A)	14,627	90,249
OmniAb, Inc., $12.50 Earnout Shares (A)(D)	967	0
OmniAb, Inc., $15.00 Earnout Shares (A)(D)	967	0
Pacific Biosciences of California, Inc. (A)	39,133	383,895
QIAGEN NV (A)	31,950	1,389,067
Quanterix Corp. (A)	5,507	150,561
Quantum-Si, Inc. (A)(B)	16,682	33,531
Repligen Corp. (A)	10,298	1,851,580
Revvity, Inc.	11,792	1,288,984
Sartorius Stedim Biotech	3,875	1,027,582
SomaLogic, Inc. (A)	23,861	60,368
Sotera Health Company (A)	19,617	330,546
Thermo Fisher Scientific, Inc.	36,049	19,134,449
Waters Corp. (A)	5,614	1,848,297
West Pharmaceutical Services, Inc.	7,016	2,470,474
		69,640,048
Pharmaceuticals – 4.9%
Amneal Pharmaceuticals, Inc. (A)	19,319	117,266
Amphastar Pharmaceuticals, Inc. (A)	5,999	371,038
Amylyx Pharmaceuticals, Inc. (A)	8,265	121,661
ANI Pharmaceuticals, Inc. (A)	2,233	123,128
Arvinas, Inc. (A)	7,651	314,915
Astellas Pharma, Inc.	253,547	3,015,503
AstraZeneca PLC	217,160	29,292,678

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Atea Pharmaceuticals, Inc. (A)	13,713	$41,825
Axsome Therapeutics, Inc. (A)	5,529	440,053
Bayer AG	137,650	5,107,352
Bristol-Myers Squibb Company	189,725	9,734,790
Cassava Sciences, Inc. (A)(B)	6,188	139,292
Catalent, Inc. (A)	17,124	769,381
Chugai Pharmaceutical Company, Ltd.	94,102	3,555,016
CinCor Pharma, Inc. (A)(D)	3,771	11,539
Collegium Pharmaceutical, Inc. (A)	5,415	166,674
Corcept Therapeutics, Inc. (A)	12,543	407,397
CorMedix, Inc. (A)	9,171	34,483
CymaBay Therapeutics, Inc. (A)	17,584	415,334
Daiichi Sankyo Company, Ltd.	259,158	7,094,895
Edgewise Therapeutics, Inc. (A)	6,853	74,972
Eisai Company, Ltd.	35,368	1,761,014
Eli Lilly & Company	74,443	43,394,314
Enliven Therapeutics, Inc. (A)(B)	3,915	54,184
Evolus, Inc. (A)	6,405	67,445
EyePoint Pharmaceuticals, Inc. (A)	4,296	99,281
GSK PLC	573,761	10,596,901
Harmony Biosciences Holdings, Inc. (A)	5,068	163,696
Harrow, Inc. (A)	4,808	53,850
Hikma Pharmaceuticals PLC	23,232	529,389
Innoviva, Inc. (A)	9,445	151,498
Intra-Cellular Therapies, Inc. (A)	14,534	1,040,925
Ipsen SA	5,285	630,444
Jazz Pharmaceuticals PLC (A)	12,486	1,535,778
Johnson & Johnson	224,824	35,238,914
Kyowa Kirin Company, Ltd.	37,859	635,233
Ligand Pharmaceuticals, Inc. (A)	2,604	185,978
Liquidia Corp. (A)	7,367	88,625
Marinus Pharmaceuticals, Inc. (A)	8,432	91,656
Merck & Company, Inc.	236,568	25,790,643
Merck KGaA	18,108	2,883,055
Neumora Therapeutics, Inc. (A)	2,482	42,318
Novartis AG	287,191	29,009,303
Novo Nordisk A/S, Class B	457,237	47,383,998
Nuvation Bio, Inc. (A)	28,626	43,225
Ocular Therapeutix, Inc. (A)	13,281	59,233
Omeros Corp. (A)(B)	10,407	34,031
Ono Pharmaceutical Company, Ltd.	54,400	967,749
Orion OYJ, Class B	15,090	653,870
Otsuka Holdings Company, Ltd.	58,593	2,191,201
Pacira BioSciences, Inc. (A)	7,128	240,499
Perrigo Company PLC	26,874	864,805
Pfizer, Inc.	526,412	15,155,401
Phathom Pharmaceuticals, Inc. (A)(B)	5,175	47,248
Phibro Animal Health Corp., Class A	3,908	45,255
Pliant Therapeutics, Inc. (A)	8,979	162,610
Prestige Consumer Healthcare, Inc. (A)	7,779	476,230
Recordati Industria Chimica e Farmaceutica SpA	14,650	789,968
Revance Therapeutics, Inc. (A)	13,717	120,572
Roche Holding AG	98,437	28,614,997
Roche Holding AG, Bearer Shares	4,485	1,393,604
Sandoz Group AG (A)	57,356	1,845,376
Sanofi SA	159,487	15,848,666
Scilex Holding Company (A)	8,717	17,783
scPharmaceuticals, Inc. (A)	5,117	32,084
Shionogi & Company, Ltd.	36,611	1,762,013
SIGA Technologies, Inc.	8,201	45,926
Supernus Pharmaceuticals, Inc. (A)	7,715	223,272
Takeda Pharmaceutical Company, Ltd.	221,698	6,357,861
Taro Pharmaceutical Industries, Ltd. (A)	1,305	54,523
Tarsus Pharmaceuticals, Inc. (A)	4,670	94,568
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Terns Pharmaceuticals, Inc. (A)	7,224	$46,884
Teva Pharmaceutical Industries, Ltd., ADR (A)	157,008	1,639,164
Theravance Biopharma, Inc. (A)(B)	8,107	91,123
Third Harmonic Bio, Inc. (A)	3,148	34,534
UCB SA	17,714	1,544,158
Ventyx Biosciences, Inc. (A)	7,965	19,674
Verrica Pharmaceuticals, Inc. (A)(B)	3,395	24,851
Viatris, Inc.	113,947	1,234,046
WaVe Life Sciences, Ltd. (A)	9,038	45,642
Xeris Biopharma Holdings, Inc. (A)	22,871	53,747
Zevra Therapeutics, Inc. (A)	6,785	44,442
Zoetis, Inc.	42,803	8,448,028
		354,146,497
		860,032,525
Industrials – 12.1%
Aerospace and defense – 1.6%
AAR Corp. (A)	5,181	323,294
AeroVironment, Inc. (A)	4,028	507,689
AerSale Corp. (A)	4,214	53,497
Airbus SE	83,058	12,831,496
Archer Aviation, Inc., Class A (A)(B)	23,635	145,119
Astronics Corp. (A)	4,340	75,603
Axon Enterprise, Inc. (A)	6,675	1,724,353
BAE Systems PLC	426,039	6,030,240
BWX Technologies, Inc.	18,140	1,391,882
Cadre Holdings, Inc.	3,044	100,117
Curtiss-Wright Corp.	7,584	1,689,639
Dassault Aviation SA	2,830	560,708
Ducommun, Inc. (A)	2,100	109,326
Elbit Systems, Ltd.	3,735	792,159
Eve Holding, Inc. (A)	3,224	23,600
General Dynamics Corp.	21,094	5,477,479
Hexcel Corp.	16,681	1,230,224
Howmet Aerospace, Inc.	37,197	2,013,102
Huntington Ingalls Industries, Inc.	3,787	983,257
Kaman Corp.	4,304	103,081
Kongsberg Gruppen ASA	12,324	564,205
Kratos Defense & Security Solutions, Inc. (A)	19,760	400,930
L3Harris Technologies, Inc.	17,434	3,671,949
Leonardo DRS, Inc. (A)	10,522	210,861
Leonardo SpA	56,700	936,860
Lockheed Martin Corp.	20,690	9,377,536
Moog, Inc., Class A	4,394	636,163
MTU Aero Engines AG	7,541	1,624,675
National Presto Industries, Inc.	825	66,231
Northrop Grumman Corp.	13,263	6,208,941
Park Aerospace Corp.	2,945	43,292
Rheinmetall AG	6,103	1,935,483
Rocket Lab USA, Inc. (A)(B)	43,501	240,561
Rolls-Royce Holdings PLC (A)	1,179,275	4,498,190
RTX Corp.	134,276	11,297,983
Saab AB, B Shares	11,220	676,158
Safran SA	47,891	8,443,678
Singapore Technologies Engineering, Ltd.	218,752	644,160
Terran Orbital Corp. (A)	16,391	18,686
Textron, Inc.	17,410	1,400,112
Thales SA	14,726	2,180,519
The Boeing Company (A)	53,075	13,834,530
TransDigm Group, Inc.	5,133	5,192,543
Triumph Group, Inc. (A)	9,994	165,701
V2X, Inc. (A)	1,977	91,812
Virgin Galactic Holdings, Inc. (A)(B)	52,396	128,370

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Woodward, Inc.	11,982	$1,631,110
		112,287,104
Air freight and logistics – 0.5%
Air Transport Services Group, Inc. (A)	9,223	162,417
CH Robinson Worldwide, Inc.	11,060	955,473
Deutsche Post AG	138,885	6,874,258
DSV A/S	26,082	4,582,782
Expeditors International of Washington, Inc.	13,144	1,671,917
FedEx Corp.	21,576	5,458,081
Forward Air Corp.	4,093	257,327
GXO Logistics, Inc. (A)	23,591	1,442,826
Hub Group, Inc., Class A (A)	4,825	443,611
Nippon Express Holdings, Inc.	10,146	575,684
Radiant Logistics, Inc. (A)	5,328	35,378
SG Holdings Company, Ltd.	44,900	643,681
United Parcel Service, Inc., Class B	67,710	10,646,043
Yamato Holdings Company, Ltd.	37,293	688,186
		34,437,664
Building products – 0.9%
A.O. Smith Corp.	11,835	975,677
AAON, Inc.	10,493	775,118
Advanced Drainage Systems, Inc.	13,597	1,912,282
AGC, Inc.	27,076	1,003,555
Allegion PLC	8,338	1,056,341
American Woodmark Corp. (A)	2,571	238,717
Apogee Enterprises, Inc.	3,425	182,929
Assa Abloy AB, B Shares	140,433	4,047,162
AZZ, Inc.	3,831	222,543
Builders FirstSource, Inc. (A)	11,565	1,930,661
Carlisle Companies, Inc.	9,655	3,016,512
Carrier Global Corp.	77,584	4,457,201
Cie de Saint-Gobain SA	63,860	4,709,503
CSW Industrials, Inc.	2,402	498,199
Daikin Industries, Ltd.	36,997	6,001,653
Fortune Brands Innovations, Inc.	25,007	1,904,033
Geberit AG	4,684	3,006,746
Gibraltar Industries, Inc. (A)	4,748	374,997
Griffon Corp.	6,456	393,493
Insteel Industries, Inc.	2,906	111,271
Janus International Group, Inc. (A)	13,362	174,374
JELD-WEN Holding, Inc. (A)	13,295	251,010
Johnson Controls International PLC	62,547	3,605,209
Kingspan Group PLC	21,675	1,873,269
Lennox International, Inc.	6,343	2,838,619
Masco Corp.	21,365	1,431,028
Masonite International Corp. (A)	3,474	294,109
Masterbrand, Inc. (A)	20,156	299,317
Nibe Industrier AB, B Shares	212,338	1,491,125
Owens Corning	17,626	2,612,702
PGT Innovations, Inc. (A)	8,841	359,829
Quanex Building Products Corp.	5,189	158,628
Resideo Technologies, Inc. (A)	22,725	427,685
ROCKWOOL A/S, B Shares	1,290	377,419
Simpson Manufacturing Company, Inc.	15,107	2,990,884
TOTO, Ltd.	18,600	488,616
Trane Technologies PLC	21,231	5,178,241
Trex Company, Inc. (A)	21,537	1,783,048
UFP Industries, Inc.	21,507	2,700,204
Xinyi Glass Holdings, Ltd.	237,000	266,194
Zurn Elkay Water Solutions Corp.	22,905	673,636
		67,093,739
Commercial services and supplies – 0.6%
ABM Industries, Inc.	10,243	459,194
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
ACCO Brands Corp.	15,453	$93,954
ACV Auctions, Inc., Class A (A)	19,482	295,152
Aris Water Solutions, Inc., Class A	5,388	45,205
Brambles, Ltd.	194,704	1,804,690
BrightView Holdings, Inc. (A)	7,267	61,188
Casella Waste Systems, Inc., Class A (A)	8,745	747,348
CECO Environmental Corp. (A)	4,585	92,984
Cimpress PLC (A)	2,801	224,220
Cintas Corp.	8,023	4,835,141
Clean Harbors, Inc. (A)	9,988	1,743,006
Copart, Inc. (A)	82,541	4,044,509
CoreCivic, Inc. (A)	17,721	257,486
Dai Nippon Printing Company, Ltd.	28,673	846,742
Deluxe Corp.	6,635	142,321
Ennis, Inc.	4,366	95,659
Enviri Corp. (A)	12,316	110,844
Healthcare Services Group, Inc. (A)	11,454	118,778
HNI Corp.	7,109	297,369
Interface, Inc.	8,714	109,971
Liquidity Services, Inc. (A)	3,473	59,770
Matthews International Corp., Class A	4,603	168,700
MillerKnoll, Inc.	11,407	304,339
Montrose Environmental Group, Inc. (A)	4,348	139,701
MSA Safety, Inc.	7,328	1,237,186
OPENLANE, Inc. (A)	16,761	248,230
Performant Financial Corp. (A)	12,171	38,034
Pitney Bowes, Inc.	26,963	118,637
Quad/Graphics, Inc. (A)	4,951	26,834
Rentokil Initial PLC	353,436	1,992,057
Republic Services, Inc.	18,869	3,111,687
Rollins, Inc.	26,671	1,164,723
Secom Company, Ltd.	29,455	2,119,000
Securitas AB, B Shares	68,909	675,583
SP Plus Corp. (A)	3,085	158,106
Steelcase, Inc., Class A	14,602	197,419
Stericycle, Inc. (A)	18,349	909,376
Tetra Tech, Inc.	10,560	1,762,781
The Brink's Company	16,063	1,412,741
The GEO Group, Inc. (A)	18,477	200,106
TOPPAN Holdings, Inc.	34,562	962,538
UniFirst Corp.	2,326	425,449
Veralto Corp.	20,807	1,711,584
Viad Corp. (A)	3,211	116,238
VSE Corp.	2,105	136,004
Waste Management, Inc.	34,235	6,131,489
		41,954,073
Construction and engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	29,231	1,298,290
AECOM	27,512	2,542,934
Ameresco, Inc., Class A (A)	4,991	158,065
API Group Corp. (A)	32,245	1,115,677
Arcosa, Inc.	7,526	621,949
Argan, Inc.	2,099	98,212
Bouygues SA	26,726	1,008,351
Bowman Consulting Group, Ltd. (A)	1,795	63,758
Comfort Systems USA, Inc.	12,566	2,584,449
Concrete Pumping Holdings, Inc. (A)	4,761	39,040
Construction Partners, Inc., Class A (A)	6,160	268,083
Dycom Industries, Inc. (A)	4,449	512,035
Eiffage SA	10,298	1,105,497
EMCOR Group, Inc.	9,330	2,009,962
Ferrovial SE	71,841	2,622,260
Fluor Corp. (A)	55,844	2,187,409
Granite Construction, Inc.	6,838	347,781

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Great Lakes Dredge & Dock Corp. (A)	11,367	$87,299
IES Holdings, Inc. (A)	1,258	99,659
Kajima Corp.	59,285	988,530
Limbach Holdings, Inc. (A)	1,422	64,658
MasTec, Inc. (A)	11,988	907,731
MDU Resources Group, Inc.	40,386	799,643
MYR Group, Inc. (A)	2,535	366,637
Northwest Pipe Company (A)	1,797	54,377
Obayashi Corp.	91,015	786,225
Primoris Services Corp.	8,288	275,244
Quanta Services, Inc.	13,793	2,976,529
Shimizu Corp.	72,929	483,761
Skanska AB, B Shares	47,671	863,683
Sterling Infrastructure, Inc. (A)	4,658	409,578
Taisei Corp.	23,773	811,797
Tutor Perini Corp. (A)	7,041	64,073
Valmont Industries, Inc.	4,143	967,432
Vinci SA	71,133	8,951,749
		38,542,357
Electrical equipment – 1.1%
ABB, Ltd.	224,137	9,951,269
Acuity Brands, Inc.	6,138	1,257,247
Allient, Inc.	2,153	65,042
AMETEK, Inc.	21,230	3,500,615
Array Technologies, Inc. (A)	23,448	393,926
Atkore, Inc. (A)	5,848	935,680
Blink Charging Company (A)	9,273	31,435
Bloom Energy Corp., Class A (A)(B)	29,893	442,416
Eaton Corp. PLC	37,328	8,989,329
Emerson Electric Company	53,087	5,166,958
Encore Wire Corp.	2,322	495,979
Energy Vault Holdings, Inc. (A)(B)	17,739	41,332
EnerSys	14,380	1,451,805
Enovix Corp. (A)(B)	21,567	270,019
Eos Energy Enterprises, Inc. (A)(B)	18,065	19,691
Fluence Energy, Inc. (A)	9,008	214,841
FuelCell Energy, Inc. (A)	71,205	113,928
Fuji Electric Company, Ltd.	17,740	760,371
Generac Holdings, Inc. (A)	5,912	764,067
GrafTech International, Ltd.	32,603	71,401
Hubbell, Inc.	5,094	1,675,569
Legrand SA	37,141	3,867,723
LSI Industries, Inc.	4,672	65,782
Mitsubishi Electric Corp.	270,797	3,830,173
NEXTracker, Inc., Class A (A)	7,693	360,417
Nidec Corp.	58,486	2,357,402
NuScale Power Corp. (A)(B)	9,288	30,558
nVent Electric PLC	32,904	1,944,297
Powell Industries, Inc.	1,419	125,440
Preformed Line Products Company	425	56,891
Prysmian SpA	36,795	1,677,303
Regal Rexnord Corp.	13,158	1,947,647
Rockwell Automation, Inc.	10,531	3,269,665
Schneider Electric SE	76,248	15,349,194
Sensata Technologies Holding PLC	30,017	1,127,739
SES AI Corp. (A)	22,739	41,612
Shoals Technologies Group, Inc., Class A (A)	26,618	413,644
Siemens Energy AG (A)	72,796	962,091
SKYX Platforms Corp. (A)	10,748	17,197
Stem, Inc. (A)(B)	23,502	91,188
SunPower Corp. (A)(B)	14,268	68,914
Sunrun, Inc. (A)	43,072	845,503
Thermon Group Holdings, Inc. (A)	5,192	169,103
TPI Composites, Inc. (A)(B)	7,232	29,940
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Vestas Wind Systems A/S (A)	141,495	$4,477,143
Vicor Corp. (A)	3,469	155,897
		79,895,383
Ground transportation – 0.9%
ArcBest Corp.	3,682	442,613
Aurizon Holdings, Ltd.	257,906	667,702
Avis Budget Group, Inc. (B)	3,664	649,481
Central Japan Railway Company	100,980	2,562,899
Covenant Logistics Group, Inc.	1,190	54,788
CSX Corp.	184,641	6,401,503
Daseke, Inc. (A)	7,211	58,409
East Japan Railway Company	42,340	2,437,205
FTAI Infrastructure, Inc.	15,432	60,030
Grab Holdings, Ltd., Class A (A)	265,600	895,072
Hankyu Hanshin Holdings, Inc.	32,100	1,020,133
Heartland Express, Inc.	7,757	110,615
Hertz Global Holdings, Inc. (A)	26,250	272,738
JB Hunt Transport Services, Inc.	7,755	1,548,984
Keisei Electric Railway Company, Ltd.	18,094	853,868
Kintetsu Group Holdings Company, Ltd.	25,374	803,950
Knight-Swift Transportation Holdings, Inc.	31,988	1,844,108
Landstar System, Inc.	7,129	1,380,531
Marten Transport, Ltd.	9,063	190,142
MTR Corp., Ltd.	217,815	845,415
Norfolk Southern Corp.	21,078	4,982,418
Odakyu Electric Railway Company, Ltd.	43,879	668,179
Old Dominion Freight Line, Inc.	8,223	3,333,029
PAM Transportation Services, Inc. (A)	935	19,429
RXO, Inc. (A)	18,001	418,703
Ryder System, Inc.	8,790	1,011,377
Saia, Inc. (A)	5,265	2,307,228
Tobu Railway Company, Ltd.	26,473	710,253
Tokyu Corp.	70,008	853,613
TuSimple Holdings, Inc., Class A (A)	28,663	25,160
Uber Technologies, Inc. (A)	192,035	11,823,595
Union Pacific Corp.	56,955	13,989,287
Universal Logistics Holdings, Inc.	1,149	32,195
Werner Enterprises, Inc.	22,187	940,063
West Japan Railway Company	30,725	1,280,261
XPO, Inc. (A)	23,000	2,014,570
		67,509,546
Industrial conglomerates – 1.0%
3M Company	51,369	5,615,659
Brookfield Business Corp., Class A	4,171	97,101
CK Hutchison Holdings, Ltd.	375,738	2,018,690
DCC PLC	13,839	1,018,288
General Electric Company	101,669	12,976,014
Hikari Tsushin, Inc.	2,800	462,753
Hitachi, Ltd.	129,894	9,343,232
Honeywell International, Inc.	61,596	12,917,297
Investment AB Latour, B Shares	20,744	541,134
Jardine Cycle & Carriage, Ltd.	13,800	311,017
Jardine Matheson Holdings, Ltd.	22,300	917,930
Keppel Corp., Ltd.	204,045	1,091,804
Lifco AB, B Shares	32,661	801,857
Melrose Industries PLC	188,580	1,363,128
Siemens AG	106,485	19,977,575
Smiths Group PLC	48,693	1,092,934
		70,546,413
Machinery – 2.4%
3D Systems Corp. (A)	20,925	132,874
AGCO Corp.	12,326	1,496,500
Alamo Group, Inc.	1,548	325,374
Albany International Corp., Class A	4,829	474,304

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Alfa Laval AB	40,538	$1,622,900
Alstom SA	40,383	544,575
Astec Industries, Inc.	3,783	140,728
Atlas Copco AB, A Shares	376,348	6,484,894
Atlas Copco AB, B Shares	218,697	3,244,618
Barnes Group, Inc.	7,763	253,307
Blue Bird Corp. (A)	4,000	107,840
Caterpillar, Inc.	47,652	14,089,267
Chart Industries, Inc. (A)	14,992	2,043,859
Columbus McKinnon Corp.	4,330	168,957
Commercial Vehicle Group, Inc. (A)	5,668	39,733
Crane Company	9,687	1,144,422
Cummins, Inc.	12,993	3,112,733
Daifuku Company, Ltd.	42,600	858,985
Daimler Truck Holding AG	74,948	2,815,350
Deere & Company	25,019	10,004,348
Desktop Metal, Inc., Class A (A)(B)	46,737	35,099
Donaldson Company, Inc.	23,935	1,564,152
Douglas Dynamics, Inc.	3,495	103,732
Dover Corp.	13,287	2,043,673
Energy Recovery, Inc. (A)	8,629	162,570
Enerpac Tool Group Corp.	8,442	262,462
Enpro, Inc.	3,245	508,621
Epiroc AB, A Shares	92,335	1,858,601
Epiroc AB, B Shares	54,640	958,264
Esab Corp.	11,236	973,262
ESCO Technologies, Inc.	3,975	465,194
FANUC Corp.	133,490	3,917,813
Federal Signal Corp.	9,211	706,852
Flowserve Corp.	26,021	1,072,586
Fortive Corp.	31,884	2,347,619
Franklin Electric Company, Inc.	7,130	689,115
GEA Group AG	22,938	953,629
Gencor Industries, Inc. (A)	2,024	32,667
Graco, Inc.	33,474	2,904,204
Helios Technologies, Inc.	5,242	237,725
Hillenbrand, Inc.	10,841	518,742
Hillman Solutions Corp. (A)	30,611	281,927
Hitachi Construction Machinery Company, Ltd.	15,052	396,226
Hoshizaki Corp.	15,200	555,261
Husqvarna AB, B Shares	48,994	404,129
Hyliion Holdings Corp. (A)	26,518	21,578
Hyster-Yale Materials Handling, Inc.	1,772	110,201
IDEX Corp.	7,182	1,559,284
Illinois Tool Works, Inc.	25,614	6,709,331
Indutrade AB	38,285	997,805
Ingersoll Rand, Inc.	36,913	2,854,851
ITT, Inc.	16,282	1,942,768
John Bean Technologies Corp.	4,946	491,880
Kadant, Inc.	1,795	503,156
Kennametal, Inc.	12,343	318,326
Knorr-Bremse AG	10,164	656,446
Komatsu, Ltd.	129,576	3,372,000
Kone OYJ, B Shares	47,622	2,382,105
Kubota Corp.	140,652	2,110,903
Lincoln Electric Holdings, Inc.	11,344	2,466,866
Lindsay Corp.	1,709	220,734
Luxfer Holdings PLC	4,859	43,439
Makita Corp.	31,352	862,348
Mayville Engineering Company, Inc. (A)	1,623	23,404
Metso OYJ	92,919	943,304
Microvast Holdings, Inc. (A)(B)	34,237	47,932
Miller Industries, Inc.	1,746	73,838
MINEBEA MITSUMI, Inc.	50,900	1,041,822
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
MISUMI Group, Inc.	39,900	$673,662
Mitsubishi Heavy Industries, Ltd.	44,863	2,612,109
Mueller Industries, Inc.	17,291	815,271
Mueller Water Products, Inc., Class A	23,938	344,707
Nikola Corp. (A)	101,511	88,802
Nordson Corp.	5,143	1,358,575
Omega Flex, Inc.	607	42,800
Oshkosh Corp.	12,973	1,406,403
Otis Worldwide Corp.	37,873	3,388,497
PACCAR, Inc.	48,533	4,739,247
Parker-Hannifin Corp.	11,936	5,498,915
Park-Ohio Holdings Corp.	1,421	38,310
Pentair PLC	15,684	1,140,384
Proto Labs, Inc. (A)	4,093	159,463
Rational AG	717	553,277
RBC Bearings, Inc. (A)	5,768	1,643,246
REV Group, Inc.	4,994	90,741
Sandvik AB	149,391	3,245,571
Schindler Holding AG	3,289	781,074
Schindler Holding AG, Participation Certificates	5,705	1,428,275
Seatrium, Ltd. (A)	6,214,649	554,913
SKF AB, B Shares	47,747	956,876
SMC Corp.	8,047	4,304,630
Snap-on, Inc.	5,027	1,451,999
Spirax-Sarco Engineering PLC	10,337	1,383,046
SPX Technologies, Inc. (A)	6,846	691,514
Standex International Corp.	1,815	287,460
Stanley Black & Decker, Inc.	14,555	1,427,846
Techtronic Industries Company, Ltd.	192,742	2,296,537
Tennant Company	2,820	261,386
Terex Corp.	23,522	1,351,574
The Gorman-Rupp Company	3,741	132,918
The Greenbrier Companies, Inc.	4,769	210,694
The Manitowoc Company, Inc. (A)	5,353	89,342
The Middleby Corp. (A)	10,631	1,564,564
The Shyft Group, Inc.	5,649	69,031
The Timken Company	12,872	1,031,691
The Toro Company	20,594	1,976,818
Titan International, Inc. (A)	8,120	120,826
Toyota Industries Corp.	20,553	1,670,758
Trinity Industries, Inc.	12,526	333,066
VAT Group AG (C)	3,783	1,900,041
Volvo AB, A Shares	28,058	744,433
Volvo AB, B Shares	211,435	5,501,539
Wabash National Corp.	7,130	182,671
Wabtec Corp.	17,016	2,159,330
Wartsila OYJ ABP	66,327	963,956
Watts Water Technologies, Inc., Class A	9,612	2,002,564
Xylem, Inc.	22,876	2,616,099
Yaskawa Electric Corp.	33,610	1,398,911
		172,500,376
Marine transportation – 0.2%
A.P. Moller - Maersk A/S, Series A	425	754,924
A.P. Moller - Maersk A/S, Series B	680	1,224,016
Costamare, Inc.	7,246	75,431
Eagle Bulk Shipping, Inc.	1,475	81,715
Genco Shipping & Trading, Ltd.	6,771	112,331
Golden Ocean Group, Ltd.	19,034	185,772
Himalaya Shipping, Ltd. (A)	4,506	30,461
Kawasaki Kisen Kaisha, Ltd.	19,300	825,971
Kirby Corp. (A)	11,721	919,864
Kuehne + Nagel International AG	7,614	2,627,567
Matson, Inc.	5,332	584,387
Mitsui OSK Lines, Ltd.	48,200	1,540,967

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Marine transportation (continued)
Nippon Yusen KK	67,875	$2,096,218
Pangaea Logistics Solutions, Ltd.	5,564	45,847
Safe Bulkers, Inc.	9,048	35,559
SITC International Holdings Company, Ltd.	188,000	324,493
		11,465,523
Passenger airlines – 0.2%
Allegiant Travel Company	2,437	201,321
American Airlines Group, Inc. (A)	62,062	852,732
ANA Holdings, Inc. (A)	22,349	484,203
Blade Air Mobility, Inc. (A)	9,220	32,547
Delta Air Lines, Inc.	58,431	2,350,679
Deutsche Lufthansa AG (A)	83,829	745,261
Frontier Group Holdings, Inc. (A)	6,404	34,966
Hawaiian Holdings, Inc. (A)	8,027	113,983
Japan Airlines Company, Ltd.	20,240	397,616
JetBlue Airways Corp. (A)	52,837	293,245
Joby Aviation, Inc. (A)(B)	43,314	288,038
Qantas Airways, Ltd. (A)	118,393	433,675
Singapore Airlines, Ltd.	208,627	1,035,902
SkyWest, Inc. (A)	6,199	323,588
Southwest Airlines Company	56,580	1,634,030
Spirit Airlines, Inc. (B)	17,044	279,351
Sun Country Airlines Holdings, Inc. (A)	5,710	89,818
United Airlines Holdings, Inc. (A)	31,155	1,285,455
		10,876,410
Professional services – 1.2%
Adecco Group AG	22,419	1,101,075
Alight, Inc., Class A (A)	64,359	548,982
ASGN, Inc. (A)	16,647	1,600,942
Asure Software, Inc. (A)	3,348	31,873
Automatic Data Processing, Inc.	38,362	8,937,195
Barrett Business Services, Inc.	994	115,105
BayCurrent Consulting, Inc.	18,500	647,611
BlackSky Technology, Inc. (A)(B)	22,091	30,927
Broadridge Financial Solutions, Inc.	11,220	2,308,515
Bureau Veritas SA	41,324	1,045,486
CACI International, Inc., Class A (A)	4,418	1,430,813
CBIZ, Inc. (A)	7,331	458,847
Ceridian HCM Holding, Inc. (A)	14,782	992,168
Computershare, Ltd.	76,131	1,267,990
Concentrix Corp.	9,378	921,013
Conduent, Inc. (A)	27,169	99,167
CRA International, Inc.	1,114	110,119
CSG Systems International, Inc.	4,854	258,281
Equifax, Inc.	11,657	2,882,660
EXL Service Holdings, Inc. (A)	57,657	1,778,718
Experian PLC	128,874	5,257,456
Exponent, Inc.	17,865	1,572,835
First Advantage Corp.	8,563	141,889
Forrester Research, Inc. (A)	2,089	56,006
Franklin Covey Company (A)	1,834	79,834
FTI Consulting, Inc. (A)	7,042	1,402,414
Genpact, Ltd.	33,099	1,148,866
Heidrick & Struggles International, Inc.	3,076	90,834
HireRight Holdings Corp. (A)	2,463	33,127
Huron Consulting Group, Inc. (A)	2,979	306,241
IBEX Holdings, Ltd. (A)	1,512	28,743
ICF International, Inc.	2,909	390,068
Innodata, Inc. (A)	4,315	35,124
Insperity, Inc.	12,524	1,468,063
Intertek Group PLC	22,613	1,224,191
Jacobs Solutions, Inc.	11,961	1,552,538
KBR, Inc.	26,774	1,483,547
Kelly Services, Inc., Class A	4,868	105,246
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Kforce, Inc.	2,968	$200,518
Korn Ferry	7,990	474,207
Legalzoom.com, Inc. (A)	18,091	204,428
Leidos Holdings, Inc.	13,047	1,412,207
ManpowerGroup, Inc.	9,680	769,270
Maximus, Inc.	21,431	1,797,204
Mistras Group, Inc. (A)	3,906	28,592
NV5 Global, Inc. (A)	2,155	239,464
Parsons Corp. (A)	6,352	398,334
Paychex, Inc.	29,617	3,527,681
Paycom Software, Inc.	4,679	967,243
Paylocity Holding Corp. (A)	8,579	1,414,248
Planet Labs PBC (A)	28,080	69,358
Randstad NV	15,465	970,584
Recruit Holdings Company, Ltd.	202,000	8,445,846
RELX PLC	264,725	10,502,649
Resources Connection, Inc.	5,392	76,405
Robert Half, Inc.	10,172	894,322
Science Applications International Corp.	10,498	1,305,111
SGS SA	21,003	1,813,205
Sterling Check Corp. (A)	5,280	73,498
Teleperformance SE	8,342	1,221,329
TriNet Group, Inc. (A)	4,948	588,466
TrueBlue, Inc. (A)	5,017	76,961
TTEC Holdings, Inc.	3,453	74,827
Upwork, Inc. (A)	19,420	288,775
Verisk Analytics, Inc.	13,328	3,183,526
Verra Mobility Corp. (A)	21,578	496,941
Willdan Group, Inc. (A)	1,823	39,195
Wolters Kluwer NV	34,820	4,953,823
		89,452,726
Trading companies and distributors – 0.9%
AerCap Holdings NV (A)	28,100	2,088,392
Alta Equipment Group, Inc.	3,832	47,402
Applied Industrial Technologies, Inc.	5,949	1,027,333
Ashtead Group PLC	61,354	4,264,541
Beacon Roofing Supply, Inc. (A)	8,950	778,829
Beijer Ref AB	53,929	723,671
BlueLinx Holdings, Inc. (A)	1,294	146,623
Boise Cascade Company	6,117	791,295
Brenntag SE	19,482	1,790,542
Bunzl PLC	47,354	1,924,254
Core & Main, Inc., Class A (A)	27,105	1,095,313
Custom Truck One Source, Inc. (A)	9,473	58,543
Distribution Solutions Group, Inc. (A)	1,634	51,569
DXP Enterprises, Inc. (A)	2,070	69,759
Fastenal Company	54,271	3,515,133
FTAI Aviation, Ltd.	15,414	715,210
GATX Corp.	12,529	1,506,236
Global Industrial, Inc.	2,105	81,758
GMS, Inc. (A)	6,321	521,040
H&E Equipment Services, Inc.	5,001	261,652
Herc Holdings, Inc.	4,366	650,054
Hudson Technologies, Inc. (A)	6,682	90,140
IMCD NV	7,985	1,390,696
ITOCHU Corp.	166,504	6,783,347
Karat Packaging, Inc.	1,071	26,614
Marubeni Corp.	200,659	3,159,284
McGrath RentCorp	3,816	456,470
Mitsubishi Corp.	483,318	7,698,896
Mitsui & Company, Ltd.	181,303	6,792,322
MonotaRO Company, Ltd.	35,100	381,933
MRC Global, Inc. (A)	13,104	144,275
MSC Industrial Direct Company, Inc., Class A	9,195	931,086

The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
NOW, Inc. (A)	16,955	$191,931
Reece, Ltd.	31,678	483,185
Rush Enterprises, Inc., Class A	9,568	481,270
Rush Enterprises, Inc., Class B	1,485	78,675
Sumitomo Corp.	145,638	3,169,324
Textainer Group Holdings, Ltd.	6,320	310,944
Titan Machinery, Inc. (A)	3,412	98,539
Toyota Tsusho Corp.	29,782	1,747,672
Transcat, Inc. (A)	1,266	138,412
United Rentals, Inc.	6,277	3,599,357
W.W. Grainger, Inc.	4,092	3,390,999
Watsco, Inc.	6,716	2,877,605
WESCO International, Inc.	8,711	1,514,669
Willis Lease Finance Corp. (A)	529	25,858
Xometry, Inc., Class A (A)	5,294	190,108
		68,262,760
Transportation infrastructure – 0.1%
Aena SME SA (C)	10,508	1,907,319
Aeroports de Paris SA	4,853	629,701
Auckland International Airport, Ltd.	185,722	1,033,174
Getlink SE	50,090	917,392
Transurban Group	432,638	4,042,734
		8,530,320
		873,354,394
Information technology – 19.0%
Communications equipment – 0.6%
ADTRAN Holdings, Inc.	13,405	98,393
Arista Networks, Inc. (A)	23,338	5,496,332
Aviat Networks, Inc. (A)	1,680	54,869
Calix, Inc. (A)	20,748	906,480
Ciena Corp. (A)	29,320	1,319,693
Cisco Systems, Inc.	378,324	19,112,928
Clearfield, Inc. (A)	2,156	62,696
CommScope Holding Company, Inc. (A)	34,241	96,560
Comtech Telecommunications Corp.	5,110	43,077
Digi International, Inc. (A)	5,668	147,368
Extreme Networks, Inc. (A)	19,561	345,056
F5, Inc. (A)	5,634	1,008,373
Harmonic, Inc. (A)	17,179	224,014
Infinera Corp. (A)	31,075	147,606
Juniper Networks, Inc.	30,526	899,906
Lumentum Holdings, Inc. (A)	13,287	696,505
Motorola Solutions, Inc.	15,514	4,857,278
NETGEAR, Inc. (A)	4,925	71,807
NetScout Systems, Inc. (A)	10,897	239,189
Nokia OYJ	757,613	2,580,377
Ribbon Communications, Inc. (A)	15,346	44,503
Telefonaktiebolaget LM Ericsson, B Shares	410,288	2,582,016
Viavi Solutions, Inc. (A)	34,637	348,795
		41,383,821
Electronic equipment, instruments and components – 1.1%
908 Devices, Inc. (A)	3,561	39,954
Advanced Energy Industries, Inc.	5,775	629,013
Amphenol Corp., Class A	55,507	5,502,409
Arlo Technologies, Inc. (A)	14,121	134,432
Arrow Electronics, Inc. (A)	10,741	1,313,087
Avnet, Inc.	17,945	904,428
Azbil Corp.	16,100	531,011
Badger Meter, Inc.	4,549	702,229
Bel Fuse, Inc., Class B	1,604	107,099
Belden, Inc.	14,897	1,150,793
Benchmark Electronics, Inc.	5,683	157,078
CDW Corp.	12,733	2,894,466
Climb Global Solutions, Inc.	759	41,616
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Cognex Corp.	34,139	$1,424,962
Coherent Corp. (A)	26,137	1,137,744
Corning, Inc.	69,195	2,106,988
Crane NXT Company	9,574	544,473
CTS Corp.	4,800	209,952
Daktronics, Inc. (A)	5,534	46,928
ePlus, Inc. (A)	4,083	325,987
Evolv Technologies Holdings, Inc. (A)(B)	18,614	87,858
Fabrinet (A)	5,700	1,084,881
FARO Technologies, Inc. (A)	2,914	65,652
Halma PLC	53,192	1,546,605
Hamamatsu Photonics KK	19,700	808,246
Hexagon AB, B Shares	290,898	3,494,062
Hirose Electric Company, Ltd.	4,275	482,811
Ibiden Company, Ltd.	15,800	871,618
Insight Enterprises, Inc. (A)	4,430	784,952
IPG Photonics Corp. (A)	5,863	636,370
Iteris, Inc. (A)	6,859	35,667
Itron, Inc. (A)	7,047	532,119
Jabil, Inc.	11,822	1,506,123
Keyence Corp.	27,300	11,994,426
Keysight Technologies, Inc. (A)	16,216	2,579,803
Kimball Electronics, Inc. (A)	3,965	106,857
Knowles Corp. (A)	14,014	250,991
Kyocera Corp.	179,852	2,618,656
Lightwave Logic, Inc. (A)(B)	19,018	94,710
Littelfuse, Inc.	4,937	1,320,944
Luna Innovations, Inc. (A)	5,655	37,606
Methode Electronics, Inc.	5,469	124,310
MicroVision, Inc. (A)(B)	29,092	77,385
Mirion Technologies, Inc. (A)	30,910	316,828
Murata Manufacturing Company, Ltd.	241,417	5,101,619
Napco Security Technologies, Inc.	5,209	178,408
nLight, Inc. (A)	7,357	99,320
Novanta, Inc. (A)	12,632	2,127,355
Omron Corp.	24,518	1,140,895
OSI Systems, Inc. (A)	2,484	320,560
PAR Technology Corp. (A)	4,090	178,079
PC Connection, Inc.	1,792	120,440
Plexus Corp. (A)	4,241	458,579
Richardson Electronics, Ltd.	2,230	29,771
Rogers Corp. (A)	2,676	353,419
Sanmina Corp. (A)	8,722	448,049
ScanSource, Inc. (A)	3,835	151,904
Shimadzu Corp.	33,192	925,493
SmartRent, Inc. (A)(B)	28,446	90,743
TD SYNNEX Corp.	10,172	1,094,609
TDK Corp.	54,463	2,582,873
TE Connectivity, Ltd.	28,990	4,073,095
Teledyne Technologies, Inc. (A)	4,472	1,995,809
Trimble, Inc. (A)	23,588	1,254,882
TTM Technologies, Inc. (A)	15,945	252,090
Vishay Intertechnology, Inc.	44,796	1,073,760
Vishay Precision Group, Inc. (A)	2,107	71,785
Vontier Corp.	30,606	1,057,437
Vuzix Corp. (A)(B)	10,698	22,305
Yokogawa Electric Corp.	31,992	608,103
Zebra Technologies Corp., Class A (A)	4,877	1,333,030
		78,508,541
IT services – 1.0%
Accenture PLC, Class A	58,616	20,568,941
Akamai Technologies, Inc. (A)	14,439	1,708,856
Applied Digital Corp. (A)(B)	13,070	88,092
Bechtle AG	11,475	574,755

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
BigCommerce Holdings, Inc., Series 1 (A)	10,443	$101,610
Brightcove, Inc. (A)	8,668	22,450
Capgemini SE	21,889	4,574,616
Cognizant Technology Solutions Corp., Class A	46,462	3,509,275
Couchbase, Inc. (A)	5,606	126,247
DigitalOcean Holdings, Inc. (A)	9,808	359,856
EPAM Systems, Inc. (A)	5,506	1,637,154
Fastly, Inc., Class A (A)	18,701	332,878
Fujitsu, Ltd.	24,623	3,705,604
Gartner, Inc. (A)	7,251	3,270,999
GoDaddy, Inc., Class A (A)	27,928	2,964,836
Grid Dynamics Holdings, Inc. (A)	8,742	116,531
IBM Corp.	85,296	13,950,161
Information Services Group, Inc.	6,685	31,486
Kyndryl Holdings, Inc. (A)	45,507	945,635
NEC Corp.	34,384	2,031,618
Nomura Research Institute, Ltd.	54,100	1,571,212
NTT Data Group Corp.	88,410	1,249,732
Obic Company, Ltd.	9,800	1,686,139
Otsuka Corp.	16,000	658,479
Perficient, Inc. (A)	5,305	349,175
Rackspace Technology, Inc. (A)	10,538	21,076
SCSK Corp.	21,900	433,585
Squarespace, Inc., Class A (A)	7,751	255,861
The Hackett Group, Inc.	3,814	86,845
Thoughtworks Holding, Inc. (A)	14,490	69,697
TIS, Inc.	30,800	676,962
Tucows, Inc., Class A (A)	1,735	46,845
Unisys Corp. (A)	10,427	58,600
VeriSign, Inc. (A)	8,020	1,651,799
Wix.com, Ltd. (A)	7,600	934,952
		70,372,559
Semiconductors and semiconductor equipment – 5.7%
ACM Research, Inc., Class A (A)	7,483	146,218
Advanced Micro Devices, Inc. (A)	150,770	22,225,006
Advantest Corp.	107,300	3,615,533
Aehr Test Systems (A)	4,296	113,973
Allegro MicroSystems, Inc. (A)	14,123	427,503
Alpha & Omega Semiconductor, Ltd. (A)	3,797	98,950
Ambarella, Inc. (A)	5,861	359,221
Amkor Technology, Inc.	37,868	1,259,868
Analog Devices, Inc.	46,466	9,226,289
Applied Materials, Inc.	78,008	12,642,757
ASM International NV	6,579	3,424,202
ASML Holding NV	56,484	42,639,065
Atomera, Inc. (A)(B)	4,103	28,762
Axcelis Technologies, Inc. (A)	5,027	651,952
BE Semiconductor Industries NV	10,802	1,630,842
Broadcom, Inc.	40,981	45,745,041
CEVA, Inc. (A)	3,609	81,960
Cirrus Logic, Inc. (A)	10,689	889,218
Cohu, Inc. (A)	7,187	254,348
Credo Technology Group Holding, Ltd. (A)	17,828	347,111
Diodes, Inc. (A)	6,975	561,627
Disco Corp.	12,900	3,185,871
Enphase Energy, Inc. (A)	12,953	1,711,609
First Solar, Inc. (A)	10,148	1,748,297
FormFactor, Inc. (A)	12,007	500,812
Ichor Holdings, Ltd. (A)	4,434	149,115
Impinj, Inc. (A)	3,628	326,629
Indie Semiconductor, Inc., Class A (A)	23,440	190,098
Infineon Technologies AG	182,975	7,641,515
Intel Corp.	393,344	19,765,536
inTEST Corp. (A)	1,886	25,650
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
KLA Corp.	12,688	$7,375,534
Kulicke & Soffa Industries, Inc.	8,557	468,239
Lam Research Corp.	12,289	9,625,482
Lasertec Corp.	10,600	2,782,780
Lattice Semiconductor Corp. (A)	27,374	1,888,532
MACOM Technology Solutions Holdings, Inc. (A)	19,118	1,777,018
Maxeon Solar Technologies, Ltd. (A)	4,870	34,918
MaxLinear, Inc. (A)	11,878	282,340
Microchip Technology, Inc.	50,339	4,539,571
Micron Technology, Inc.	102,336	8,733,354
MKS Instruments, Inc.	12,467	1,282,480
Monolithic Power Systems, Inc.	4,538	2,862,480
Navitas Semiconductor Corp. (A)	17,022	137,368
NVE Corp.	729	57,175
NVIDIA Corp.	230,570	114,182,875
NXP Semiconductors NV	23,987	5,509,334
ON Semiconductor Corp. (A)	39,626	3,309,960
Onto Innovation, Inc. (A)	17,323	2,648,687
PDF Solutions, Inc. (A)	4,812	154,658
Photronics, Inc. (A)	9,424	295,631
Power Integrations, Inc.	20,028	1,644,499
Qorvo, Inc. (A)	9,301	1,047,386
Qualcomm, Inc.	103,894	15,026,189
Rambus, Inc. (A)	38,176	2,605,512
Renesas Electronics Corp. (A)	205,800	3,679,902
Rohm Company, Ltd.	46,168	881,382
Semtech Corp. (A)	9,992	218,925
Silicon Laboratories, Inc. (A)	11,221	1,484,202
SiTime Corp. (A)	2,696	329,128
SkyWater Technology, Inc. (A)	2,864	27,552
Skyworks Solutions, Inc.	15,141	1,702,151
SMART Global Holdings, Inc. (A)	7,824	148,108
STMicroelectronics NV	95,761	4,803,272
SUMCO Corp.	49,100	734,495
Synaptics, Inc. (A)	13,874	1,582,746
Teradyne, Inc.	14,630	1,587,648
Texas Instruments, Inc.	84,750	14,446,485
Tokyo Electron, Ltd.	66,080	11,745,050
Ultra Clean Holdings, Inc. (A)	6,908	235,839
Universal Display Corp.	8,641	1,652,678
Veeco Instruments, Inc. (A)	7,889	244,796
Wolfspeed, Inc. (A)	24,855	1,081,441
		416,472,380
Software – 6.6%
8x8, Inc. (A)	18,677	70,599
A10 Networks, Inc.	11,242	148,057
ACI Worldwide, Inc. (A)	16,735	512,091
Adeia, Inc.	16,745	207,471
Adobe, Inc. (A)	42,513	25,363,256
Agilysys, Inc. (A)	3,101	263,027
Alarm.com Holdings, Inc. (A)	7,379	476,831
Alkami Technology, Inc. (A)	6,246	151,466
Altair Engineering, Inc., Class A (A)	8,412	707,870
American Software, Inc., Class A	5,503	62,184
Amplitude, Inc., Class A (A)	10,623	135,125
ANSYS, Inc. (A)	7,871	2,856,228
Appfolio, Inc., Class A (A)	2,968	514,176
Appian Corp., Class A (A)	6,324	238,162
Asana, Inc., Class A (A)(B)	12,423	236,161
Aspen Technology, Inc. (A)	5,558	1,223,594
Aurora Innovation, Inc. (A)	52,678	230,203
Autodesk, Inc. (A)	19,831	4,828,452
AvePoint, Inc. (A)	23,341	191,630
Bit Digital, Inc. (A)(B)	13,777	58,277

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Blackbaud, Inc. (A)	15,280	$1,324,776
Blackline, Inc. (A)	8,745	546,038
Box, Inc., Class A (A)	21,691	555,507
Braze, Inc., Class A (A)	8,095	430,087
c3.ai, Inc., Class A (A)(B)	12,630	362,607
Cadence Design Systems, Inc. (A)	25,417	6,922,828
Cerence, Inc. (A)	6,234	122,560
Check Point Software Technologies, Ltd. (A)	13,126	2,005,522
Cipher Mining, Inc. (A)	6,708	27,704
CleanSpark, Inc. (A)	23,241	256,348
Clear Secure, Inc., Class A	12,580	259,777
CommVault Systems, Inc. (A)	15,426	1,231,766
Consensus Cloud Solutions, Inc. (A)	3,222	84,449
CS Disco, Inc. (A)	4,304	32,667
CyberArk Software, Ltd. (A)	5,900	1,292,395
Dassault Systemes SE	93,626	4,582,741
Digimarc Corp. (A)	2,196	79,320
Digital Turbine, Inc. (A)	15,613	107,105
Dolby Laboratories, Inc., Class A	11,811	1,017,872
Domo, Inc., Class B (A)	5,270	54,228
Dropbox, Inc., Class A (A)	50,806	1,497,761
Dynatrace, Inc. (A)	47,291	2,586,345
E2open Parent Holdings, Inc. (A)	27,237	119,570
Ebix, Inc. (A)	4,420	4,597
eGain Corp. (A)	4,177	34,794
Enfusion, Inc., Class A (A)	6,220	60,334
EngageSmart, Inc. (A)	7,722	176,834
Envestnet, Inc. (A)	7,735	383,037
Everbridge, Inc. (A)	6,291	152,934
EverCommerce, Inc. (A)	4,179	46,094
Expensify, Inc., Class A (A)	9,685	23,922
Fair Isaac Corp. (A)	2,266	2,637,647
Fortinet, Inc. (A)	59,425	3,478,145
Freshworks, Inc., Class A (A)	25,087	589,294
Gen Digital, Inc.	53,452	1,219,775
Instructure Holdings, Inc. (A)	3,095	83,596
Intapp, Inc. (A)	4,380	166,528
InterDigital, Inc.	4,063	440,998
Intuit, Inc.	26,176	16,360,785
Jamf Holding Corp. (A)	11,047	199,509
Kaltura, Inc. (A)	16,172	31,535
LivePerson, Inc. (A)	12,117	45,923
LiveRamp Holdings, Inc. (A)	10,231	387,550
Manhattan Associates, Inc. (A)	12,210	2,629,057
Marathon Digital Holdings, Inc. (A)(B)	33,019	775,616
Matterport, Inc. (A)	41,708	112,195
MeridianLink, Inc. (A)	4,017	99,501
Microsoft Corp.	693,839	260,911,218
MicroStrategy, Inc., Class A (A)(B)	1,893	1,195,657
Mitek Systems, Inc. (A)	6,646	86,664
Model N, Inc. (A)	6,121	164,839
Monday.com, Ltd. (A)	3,700	694,897
N-able, Inc. (A)	10,982	145,512
Nemetschek SE	8,091	698,534
NextNav, Inc. (A)	8,474	37,709
Nice, Ltd. (A)	8,873	1,764,651
Olo, Inc., Class A (A)	17,219	98,493
ON24, Inc.	4,667	36,776
OneSpan, Inc. (A)	6,720	72,038
Oracle Corp.	148,351	15,640,646
Oracle Corp. Japan	5,406	416,149
PagerDuty, Inc. (A)	13,960	323,174
Palo Alto Networks, Inc. (A)	29,053	8,567,149
PowerSchool Holdings, Inc., Class A (A)	8,681	204,524
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Progress Software Corp.	6,656	$361,421
PROS Holdings, Inc. (A)	6,910	268,039
PTC, Inc. (A)	11,288	1,974,948
Q2 Holdings, Inc. (A)	8,714	378,275
Qualys, Inc. (A)	13,021	2,555,762
Rapid7, Inc. (A)	9,386	535,941
Red Violet, Inc. (A)	1,787	35,686
Rimini Street, Inc. (A)	9,265	30,297
Riot Platforms, Inc. (A)(B)	29,520	456,674
Roper Technologies, Inc.	9,936	5,416,809
Salesforce, Inc. (A)	90,837	23,902,848
SAP SE	146,309	22,520,105
Sapiens International Corp. NV	4,790	138,623
SEMrush Holdings, Inc., Class A (A)	4,770	65,158
ServiceNow, Inc. (A)	19,148	13,527,871
SolarWinds Corp. (A)	7,971	99,558
SoundHound AI, Inc., Class A (A)(B)	22,920	48,590
SoundThinking, Inc. (A)	1,657	42,320
Sprinklr, Inc., Class A (A)	16,733	201,465
Sprout Social, Inc., Class A (A)	7,360	452,198
SPS Commerce, Inc. (A)	5,644	1,094,033
Synopsys, Inc. (A)	14,212	7,317,901
Temenos AG	8,952	834,220
Tenable Holdings, Inc. (A)	17,712	815,815
Teradata Corp. (A)	19,396	843,920
TeraWulf, Inc. (A)	22,218	53,323
The Sage Group PLC	143,878	2,147,926
Trend Micro, Inc.	18,764	1,001,434
Tyler Technologies, Inc. (A)	3,997	1,671,226
Varonis Systems, Inc. (A)	16,786	760,070
Verint Systems, Inc. (A)	9,645	260,704
Weave Communications, Inc. (A)	4,941	56,673
WiseTech Global, Ltd.	23,351	1,196,844
Workiva, Inc. (A)	7,662	777,923
Xero, Ltd. (A)	20,161	1,538,053
Xperi, Inc. (A)	7,175	79,069
Yext, Inc. (A)	17,345	102,162
Zeta Global Holdings Corp., Class A (A)	21,610	190,600
Zuora, Inc., Class A (A)	20,876	196,234
		479,124,381
Technology hardware, storage and peripherals – 4.0%
Apple, Inc.	1,364,790	262,762,997
Brother Industries, Ltd.	32,536	518,136
Canon, Inc. (B)	140,177	3,596,060
Corsair Gaming, Inc. (A)	6,013	84,783
Eastman Kodak Company (A)	9,797	38,208
FUJIFILM Holdings Corp.	52,238	3,130,611
Hewlett Packard Enterprise Company	116,008	1,969,816
HP, Inc.	82,417	2,479,928
Immersion Corp. (A)	4,428	31,262
Intevac, Inc. (A)	4,469	19,306
IonQ, Inc. (A)(B)	24,996	309,700
Logitech International SA	23,042	2,191,026
NetApp, Inc.	18,789	1,656,438
Ricoh Company, Ltd.	76,877	588,764
Seagate Technology Holdings PLC	18,321	1,564,064
Seiko Epson Corp.	40,447	603,911
Super Micro Computer, Inc. (A)	16,386	4,657,884
Turtle Beach Corp. (A)	2,832	31,010
Western Digital Corp. (A)	30,391	1,591,577
Xerox Holdings Corp.	18,104	331,846
		288,157,327
		1,374,019,009

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Materials – 4.4%
Chemicals – 2.1%
AdvanSix, Inc.	4,283	$128,319
Air Liquide SA	73,382	14,287,140
Air Products & Chemicals, Inc.	20,675	5,660,815
Akzo Nobel NV	23,902	1,979,247
Albemarle Corp.	11,147	1,610,519
American Vanguard Corp.	4,649	51,000
Arkema SA	8,412	958,277
Asahi Kasei Corp.	175,757	1,297,145
Ashland, Inc.	10,162	856,758
Aspen Aerogels, Inc. (A)	7,942	125,325
Avient Corp.	32,047	1,332,194
Axalta Coating Systems, Ltd. (A)	43,647	1,482,689
Balchem Corp.	4,960	737,800
BASF SE	125,053	6,733,739
Cabot Corp.	19,509	1,629,002
Celanese Corp.	9,507	1,477,103
CF Industries Holdings, Inc.	18,328	1,457,076
Chr. Hansen Holding A/S	14,779	1,239,474
Clariant AG (A)	30,232	446,669
Corteva, Inc.	64,991	3,114,369
Covestro AG (A)(C)	27,101	1,579,226
Croda International PLC	19,564	1,258,433
Dow, Inc.	64,670	3,546,503
DSM-Firmenich AG	26,057	2,649,825
DuPont de Nemours, Inc.	40,269	3,097,894
Eastman Chemical Company	11,262	1,011,553
Ecolab, Inc.	23,539	4,668,961
Ecovyst, Inc. (A)	14,719	143,805
EMS-Chemie Holding AG	983	797,044
Evonik Industries AG	32,647	666,944
FMC Corp.	11,848	747,016
Givaudan SA	1,294	5,365,845
Hawkins, Inc.	3,025	213,021
HB Fuller Company	8,301	675,784
ICL Group, Ltd.	108,395	544,972
Ingevity Corp. (A)	5,716	269,910
Innospec, Inc.	3,882	478,418
International Flavors & Fragrances, Inc.	24,247	1,963,280
Intrepid Potash, Inc. (A)	1,648	39,371
JSR Corp.	24,790	705,381
Koppers Holdings, Inc.	3,175	162,624
Kronos Worldwide, Inc.	3,503	34,820
Linde PLC	45,273	18,594,074
Livent Corp. (A)(B)	63,616	1,143,816
LSB Industries, Inc. (A)	8,291	77,189
LyondellBasell Industries NV, Class A	24,328	2,313,106
Mativ Holdings, Inc.	8,997	137,744
Minerals Technologies, Inc.	4,975	354,767
Mitsubishi Chemical Group Corp.	179,359	1,096,443
Mitsui Chemicals, Inc.	23,918	707,303
NewMarket Corp.	1,369	747,241
Nippon Paint Holdings Company, Ltd.	132,900	1,072,016
Nippon Sanso Holdings Corp.	24,257	647,725
Nissan Chemical Corp.	17,600	685,320
Nitto Denko Corp.	20,087	1,498,996
Novozymes A/S, B Shares	28,657	1,575,372
OCI NV	14,782	428,403
Olin Corp.	24,304	1,311,201
Orica, Ltd.	63,819	693,729
Orion SA	8,608	238,700
Perimeter Solutions SA (A)	24,159	111,131
PPG Industries, Inc.	21,622	3,233,570
PureCycle Technologies, Inc. (A)(B)	19,183	77,691
Quaker Chemical Corp.	2,146	457,999
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Rayonier Advanced Materials, Inc. (A)	11,180	$45,279
RPM International, Inc.	25,549	2,852,035
Sensient Technologies Corp.	6,580	434,280
Shin-Etsu Chemical Company, Ltd.	255,230	10,674,525
Sika AG	21,361	6,965,312
Solvay SA	10,384	318,259
Stepan Company	3,331	314,946
Sumitomo Chemical Company, Ltd.	197,244	479,448
Syensqo SA (A)	10,384	1,080,542
Symrise AG	18,604	2,044,496
The Chemours Company	29,438	928,475
The Mosaic Company	31,564	1,127,782
The Scotts Miracle-Gro Company	8,241	525,364
The Sherwin-Williams Company	21,988	6,858,057
Toray Industries, Inc.	194,272	1,006,332
Tosoh Corp.	36,400	464,028
Trinseo PLC	5,975	50,011
Tronox Holdings PLC	18,265	258,632
Umicore SA	29,345	807,192
Wacker Chemie AG	2,558	322,511
Westlake Corp.	6,353	889,166
Yara International ASA	23,198	824,146
		153,699,644
Construction materials – 0.4%
CRH PLC (London Stock Exchange)	99,159	6,824,051
Eagle Materials, Inc.	6,919	1,403,450
Heidelberg Materials AG	19,565	1,748,879
Holcim, Ltd. (A)	73,028	5,735,721
James Hardie Industries PLC, CHESS Depositary Interest (A)	61,666	2,377,588
Knife River Corp. (A)	19,980	1,322,276
Martin Marietta Materials, Inc.	5,871	2,929,101
Summit Materials, Inc., Class A (A)	18,447	709,472
United States Lime & Minerals, Inc.	331	76,246
Vulcan Materials Company	12,126	2,752,723
		25,879,507
Containers and packaging – 0.3%
Amcor PLC	128,413	1,237,901
AptarGroup, Inc.	13,046	1,612,747
Avery Dennison Corp.	7,655	1,547,535
Ball Corp.	29,927	1,721,401
Berry Global Group, Inc.	23,422	1,578,409
Crown Holdings, Inc.	23,927	2,203,437
Graphic Packaging Holding Company	60,697	1,496,181
Greif, Inc., Class A	8,824	578,766
Greif, Inc., Class B	771	50,894
International Paper Company	32,867	1,188,142
Myers Industries, Inc.	5,682	111,083
O-I Glass, Inc. (A)	24,001	393,136
Packaging Corp. of America	8,541	1,391,414
Pactiv Evergreen, Inc.	6,223	85,317
Ranpak Holdings Corp. (A)	6,877	40,024
SIG Group AG (A)	42,849	986,856
Silgan Holdings, Inc.	16,052	726,353
Smurfit Kappa Group PLC	36,479	1,446,046
Sonoco Products Company	19,427	1,085,386
TriMas Corp.	6,871	174,042
Westrock Company	24,344	1,010,763
		20,665,833
Metals and mining – 1.5%
1911 Gold Corp. (A)	3,149	192
Alcoa Corp.	35,395	1,203,430
Alpha Metallurgical Resources, Inc.	1,788	605,989
Anglo American PLC	178,040	4,455,753

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Antofagasta PLC	55,251	$1,181,375
ArcelorMittal SA	71,693	2,034,647
Arch Resources, Inc.	2,789	462,807
ATI, Inc. (A)	19,944	906,854
BHP Group, Ltd.	710,189	24,263,330
BlueScope Steel, Ltd.	63,293	1,009,047
Boliden AB	38,323	1,199,491
Caledonia Mining Corp. PLC (B)	3,176	38,747
Carpenter Technology Corp.	7,582	536,806
Century Aluminum Company (A)	8,082	98,115
Cleveland-Cliffs, Inc. (A)	100,124	2,044,532
Coeur Mining, Inc. (A)	51,300	167,238
Commercial Metals Company	41,263	2,064,801
Compass Minerals International, Inc.	5,201	131,689
Constellium SE (A)	19,918	397,563
Contango ORE, Inc. (A)	1,276	23,108
Dakota Gold Corp. (A)	11,106	29,098
Endeavour Mining PLC	25,868	578,827
Fortescue, Ltd.	237,270	4,678,334
Freeport-McMoRan, Inc.	133,359	5,677,093
Glencore PLC	1,466,615	8,815,889
Haynes International, Inc.	1,972	112,503
Hecla Mining Company	94,101	452,626
i-80 Gold Corp. (A)(B)	33,755	59,409
IGO, Ltd.	95,492	588,529
Ivanhoe Electric, Inc. (A)	10,463	105,467
JFE Holdings, Inc.	80,633	1,247,490
Kaiser Aluminum Corp.	2,459	175,056
Materion Corp.	3,134	407,827
Mineral Resources, Ltd.	24,613	1,172,406
MP Materials Corp. (A)	28,564	566,995
Newmont Corp.	107,489	4,448,970
Nippon Steel Corp.	119,800	2,736,684
Norsk Hydro ASA	185,899	1,249,540
Northern Star Resources, Ltd.	161,019	1,493,951
Novagold Resources, Inc. (A)	38,074	142,397
Nucor Corp.	22,962	3,996,306
Olympic Steel, Inc.	1,478	98,583
Pan American Silver Corp. (A)	54,671	28,156
Perpetua Resources Corp. (A)	6,884	21,822
Piedmont Lithium, Inc. (A)	2,906	82,036
Pilbara Minerals, Ltd. (B)	400,581	1,075,208
Ramaco Resources, Inc. (A)(B)	3,729	64,064
Reliance Steel & Aluminum Company	11,398	3,187,793
Rio Tinto PLC	157,766	11,734,803
Rio Tinto, Ltd.	52,012	4,816,195
Royal Gold, Inc.	13,028	1,575,867
Ryerson Holding Corp.	4,425	153,459
Schnitzer Steel Industries, Inc., Class A	3,941	118,861
South32, Ltd.	635,463	1,437,189
Steel Dynamics, Inc.	13,832	1,633,559
Sumitomo Metal Mining Company, Ltd.	34,607	1,027,753
SunCoke Energy, Inc.	13,546	145,484
TimkenSteel Corp. (A)	6,743	158,123
Tredegar Corp.	4,147	22,435
U.S. Steel Corp.	44,233	2,151,935
voestalpine AG	16,260	511,960
Warrior Met Coal, Inc.	8,046	490,565
Worthington Steel, Inc. (A)	4,740	133,194
		112,229,955
Paper and forest products – 0.1%
Clearwater Paper Corp. (A)	2,609	94,237
Holmen AB, B Shares	10,680	451,089
Louisiana-Pacific Corp.	12,727	901,453
Mondi PLC	68,031	1,331,006
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Paper and forest products (continued)
Oji Holdings Corp.	120,838	$464,490
Resolute Forest Products, Inc. (A)(D)	7,217	10,248
Stora Enso OYJ, R Shares	81,513	1,129,408
Svenska Cellulosa AB SCA, B Shares	84,890	1,275,257
Sylvamo Corp.	5,649	277,422
UPM-Kymmene OYJ	74,783	2,820,865
		8,755,475
		321,230,414
Real estate – 3.0%
Diversified REITs – 0.2%
Alexander & Baldwin, Inc.	11,574	220,137
Alpine Income Property Trust, Inc.	1,643	27,783
American Assets Trust, Inc.	7,569	170,378
Armada Hoffler Properties, Inc.	10,414	128,821
Broadstone Net Lease, Inc.	28,952	498,553
CTO Realty Growth, Inc.	3,189	55,265
Daiwa House REIT Investment Corp.	325	579,539
Empire State Realty Trust, Inc., Class A	20,475	198,403
Essential Properties Realty Trust, Inc.	23,984	613,031
Gladstone Commercial Corp.	6,048	80,076
Global Net Lease, Inc.	29,594	294,460
KDX Realty Investment Corp.	1,000	1,139,033
Land Securities Group PLC	99,144	889,760
Mirvac Group	552,865	786,520
NexPoint Diversified Real Estate Trust	5,637	44,814
Nomura Real Estate Master Fund, Inc.	595	695,873
One Liberty Properties, Inc.	2,429	53,219
Star Holdings (A)	2,608	39,068
Stockland	334,475	1,014,340
The GPT Group	268,395	847,045
WP Carey, Inc.	43,367	2,810,615
		11,186,733
Health care REITs – 0.2%
CareTrust REIT, Inc.	15,204	340,266
Community Healthcare Trust, Inc.	4,612	122,864
Diversified Healthcare Trust	37,341	139,655
Global Medical REIT, Inc.	9,629	106,882
Healthcare Realty Trust, Inc.	75,535	1,301,468
Healthpeak Properties, Inc.	51,965	1,028,907
LTC Properties, Inc.	6,206	199,337
Medical Properties Trust, Inc.	118,794	583,279
National Health Investors, Inc.	6,459	360,735
Omega Healthcare Investors, Inc.	48,587	1,489,677
Physicians Realty Trust	84,171	1,120,316
Sabra Health Care REIT, Inc.	81,518	1,163,262
Universal Health Realty Income Trust	2,174	94,026
Ventas, Inc.	38,221	1,904,935
Welltower, Inc.	51,680	4,659,986
		14,615,595
Hotel and resort REITs – 0.1%
Apple Hospitality REIT, Inc.	33,052	548,994
Braemar Hotels & Resorts, Inc.	12,248	30,620
Chatham Lodging Trust	7,790	83,509
DiamondRock Hospitality Company	32,878	308,724
Host Hotels & Resorts, Inc.	67,596	1,316,094
Park Hotels & Resorts, Inc.	41,644	637,153
Pebblebrook Hotel Trust	18,344	293,137
RLJ Lodging Trust	23,798	278,913
Ryman Hospitality Properties, Inc.	8,981	988,449
Service Properties Trust	25,733	219,760
Summit Hotel Properties, Inc.	16,365	109,973
Sunstone Hotel Investors, Inc.	32,503	348,757

The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotel and resort REITs (continued)
Xenia Hotels & Resorts, Inc.	16,993	$231,445
		5,395,528
Industrial REITs – 0.4%
CapitaLand Ascendas REIT	522,878	1,198,735
EastGroup Properties, Inc.	9,188	1,686,366
First Industrial Realty Trust, Inc.	26,233	1,381,692
GLP J-REIT	656	653,008
Goodman Group	239,486	4,123,197
Innovative Industrial Properties, Inc.	4,301	433,627
LXP Industrial Trust	44,466	441,103
Mapletree Logistics Trust	486,500	640,572
Nippon Prologis REIT, Inc.	318	611,445
Plymouth Industrial REIT, Inc.	7,109	171,114
Prologis, Inc.	86,323	11,506,856
Rexford Industrial Realty, Inc.	41,865	2,348,627
Segro PLC	163,400	1,842,704
STAG Industrial, Inc.	36,009	1,413,713
Terreno Realty Corp.	12,751	799,105
Warehouses De Pauw CVA	23,238	731,489
		29,983,353
Office REITs – 0.2%
Alexandria Real Estate Equities, Inc.	14,793	1,875,309
Boston Properties, Inc.	13,709	961,961
Brandywine Realty Trust	25,322	136,739
City Office REIT, Inc.	7,313	44,682
COPT Defense Properties	39,656	1,016,383
Cousins Properties, Inc.	30,100	732,935
Covivio SA	7,076	380,754
Dexus	150,699	787,575
Douglas Emmett, Inc.	24,770	359,165
Easterly Government Properties, Inc.	14,556	195,633
Equity Commonwealth	16,134	309,773
Gecina SA	6,441	784,122
Hudson Pacific Properties, Inc.	21,568	200,798
Japan Real Estate Investment Corp.	179	740,515
JBG SMITH Properties	15,771	268,265
Kilroy Realty Corp.	21,158	842,935
Nippon Building Fund, Inc.	214	926,381
Office Properties Income Trust	8,257	60,441
Orion Office REIT, Inc.	7,969	45,583
Paramount Group, Inc.	28,598	147,852
Peakstone Realty Trust	5,579	111,189
Piedmont Office Realty Trust, Inc., Class A	18,165	129,153
Postal Realty Trust, Inc., Class A	2,850	41,496
SL Green Realty Corp.	10,031	453,100
Vornado Realty Trust	31,706	895,695
		12,448,434
Real estate management and development – 0.5%
Anywhere Real Estate, Inc. (A)	16,747	135,818
Azrieli Group, Ltd.	5,946	384,591
CapitaLand Investment, Ltd.	364,484	871,436
CBRE Group, Inc., Class A (A)	28,147	2,620,204
City Developments, Ltd.	70,113	353,018
CK Asset Holdings, Ltd.	273,562	1,373,033
Compass, Inc., Class A (A)	45,100	169,576
CoStar Group, Inc. (A)	37,502	3,277,300
Cushman & Wakefield PLC (A)	25,804	278,683
Daito Trust Construction Company, Ltd.	8,711	1,008,267
Daiwa House Industry Company, Ltd.	83,166	2,514,139
DigitalBridge Group, Inc.	25,083	439,956
Douglas Elliman, Inc.	13,400	39,530
ESR Group, Ltd. (C)	305,200	422,078
eXp World Holdings, Inc. (B)	10,965	170,177
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Fastighets AB Balder, B Shares (A)	91,349	$647,835
Forestar Group, Inc. (A)	2,785	92,100
FRP Holdings, Inc. (A)	1,219	76,651
Hang Lung Properties, Ltd.	252,313	350,793
Henderson Land Development Company, Ltd.	203,709	627,309
Hongkong Land Holdings, Ltd.	154,634	537,825
Hulic Company, Ltd.	53,769	561,676
Jones Lang LaSalle, Inc. (A)	9,435	1,781,988
Kennedy-Wilson Holdings, Inc.	18,763	232,286
LEG Immobilien SE (A)	10,384	908,699
Marcus & Millichap, Inc.	3,732	163,014
Maui Land & Pineapple Company, Inc. (A)	1,399	22,230
Mitsubishi Estate Company, Ltd.	157,724	2,162,092
Mitsui Fudosan Company, Ltd.	124,726	3,049,514
New World Development Company, Ltd.	211,392	327,767
Newmark Group, Inc., Class A	21,328	233,755
Nomura Real Estate Holdings, Inc.	15,363	403,132
Opendoor Technologies, Inc. (A)	86,339	386,799
RE/MAX Holdings, Inc., Class A	2,918	38,897
Redfin Corp. (A)	17,338	178,928
Sagax AB, Class B	27,665	761,467
Sino Land Company, Ltd.	515,722	560,838
Sumitomo Realty & Development Company, Ltd.	39,983	1,184,856
Sun Hung Kai Properties, Ltd.	202,814	2,194,725
Swire Pacific, Ltd., Class A	60,018	508,331
Swire Properties, Ltd.	163,887	331,749
Swiss Prime Site AG	10,749	1,148,458
Tejon Ranch Company (A)	3,628	62,402
The RMR Group, Inc., Class A	2,442	68,938
The St. Joe Company	5,357	322,384
The Wharf Holdings, Ltd.	150,000	483,217
UOL Group, Ltd.	65,070	309,115
Vonovia SE	102,727	3,227,857
Wharf Real Estate Investment Company, Ltd.	234,346	792,201
		38,797,634
Residential REITs – 0.2%
Apartment Income REIT Corp.	29,152	1,012,449
Apartment Investment and Management Company, Class A (A)	24,110	188,781
AvalonBay Communities, Inc.	12,888	2,412,891
BRT Apartments Corp.	2,376	44,170
Camden Property Trust	10,142	1,006,999
Centerspace	2,326	135,373
Elme Communities	13,480	196,808
Equity LifeStyle Properties, Inc.	36,966	2,607,582
Equity Residential	32,764	2,003,846
Essex Property Trust, Inc.	6,097	1,511,690
Independence Realty Trust, Inc.	79,203	1,211,806
Invitation Homes, Inc.	54,643	1,863,873
Mid-America Apartment Communities, Inc.	11,083	1,490,220
NexPoint Residential Trust, Inc.	3,531	121,572
UDR, Inc.	28,794	1,102,522
UMH Properties, Inc.	9,929	152,112
Veris Residential, Inc.	12,286	193,259
		17,255,953
Retail REITs – 0.4%
Acadia Realty Trust	14,455	245,590
Agree Realty Corp.	19,935	1,254,908
Alexander's, Inc.	334	71,332
Brixmor Property Group, Inc.	59,614	1,387,218
CapitaLand Integrated Commercial Trust	745,930	1,162,750
CBL & Associates Properties, Inc.	4,184	102,173

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Retail REITs (continued)
Federal Realty Investment Trust	6,969	$718,155
Getty Realty Corp.	7,319	213,861
InvenTrust Properties Corp.	10,701	271,163
Japan Metropolitan Fund Investment Corp.	979	706,643
Kimco Realty Corp.	58,883	1,254,797
Kite Realty Group Trust	77,081	1,762,072
Klepierre SA	30,145	822,978
Link REIT	359,006	2,015,837
Mapletree Pan Asia Commercial Trust	330,800	393,005
NETSTREIT Corp.	10,603	189,264
NNN REIT, Inc.	36,182	1,559,444
Phillips Edison & Company, Inc.	18,185	663,389
Realty Income Corp.	67,329	3,866,031
Regency Centers Corp.	15,608	1,045,736
Retail Opportunity Investments Corp.	19,048	267,243
RPT Realty	13,678	175,489
Saul Centers, Inc.	2,060	80,896
Scentre Group	727,238	1,480,954
Simon Property Group, Inc.	30,284	4,319,710
SITE Centers Corp.	29,183	397,764
Spirit Realty Capital, Inc.	28,029	1,224,587
Tanger, Inc.	15,651	433,846
The Macerich Company	33,421	515,686
Unibail-Rodamco-Westfield (A)	16,559	1,224,761
Urban Edge Properties	17,446	319,262
Vicinity, Ltd.	542,151	753,109
Whitestone REIT	7,484	91,978
		30,991,631
Specialized REITs – 0.8%
American Tower Corp.	43,526	9,396,393
Crown Castle, Inc.	40,247	4,636,052
CubeSmart	44,595	2,066,978
Digital Realty Trust, Inc.	27,945	3,760,838
EPR Properties	14,939	723,795
Equinix, Inc.	8,751	7,047,968
Extra Space Storage, Inc.	19,311	3,096,133
Farmland Partners, Inc.	7,003	87,397
Four Corners Property Trust, Inc.	14,098	356,679
Gaming and Leisure Properties, Inc.	52,955	2,613,329
Gladstone Land Corp.	5,123	74,027
Iron Mountain, Inc.	27,723	1,940,056
Lamar Advertising Company, Class A	17,369	1,845,977
National Storage Affiliates Trust	15,323	635,445
Outfront Media, Inc.	22,759	317,716
PotlatchDeltic Corp.	27,975	1,373,573
Public Storage	14,640	4,465,200
Rayonier, Inc.	27,057	903,974
Safehold, Inc.	7,792	182,333
SBA Communications Corp.	9,849	2,498,593
Uniti Group, Inc.	37,081	214,328
VICI Properties, Inc.	96,269	3,069,056
Weyerhaeuser Company	69,415	2,413,560
		53,719,400
		214,394,261
Utilities – 2.7%
Electric utilities – 1.5%
Acciona SA	3,459	509,318
ALLETE, Inc.	20,365	1,245,523
Alliant Energy Corp.	24,006	1,231,508
American Electric Power Company, Inc.	48,937	3,974,663
BKW AG	2,959	526,309
Chubu Electric Power Company, Inc.	90,229	1,164,978
CK Infrastructure Holdings, Ltd.	88,343	488,907
CLP Holdings, Ltd.	230,334	1,903,045
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Constellation Energy Corp.	29,598	$3,459,710
Duke Energy Corp.	72,083	6,994,934
Edison International	36,408	2,602,808
EDP - Energias de Portugal SA	439,675	2,212,883
Elia Group SA/NV	4,121	515,846
Endesa SA	44,503	907,910
Enel SpA	1,139,578	8,478,241
Entergy Corp.	20,086	2,032,502
Evergy, Inc.	21,819	1,138,952
Eversource Energy	31,406	1,938,378
Exelon Corp.	91,837	3,296,948
FirstEnergy Corp.	49,015	1,796,890
Fortum OYJ	62,858	907,930
Genie Energy, Ltd., B Shares	3,123	87,850
Iberdrola SA	845,259	11,087,078
IDACORP, Inc.	10,038	986,936
Mercury NZ, Ltd.	97,467	406,548
MGE Energy, Inc.	5,792	418,820
NextEra Energy, Inc.	192,234	11,676,293
NRG Energy, Inc.	21,764	1,125,199
OGE Energy Corp.	39,721	1,387,455
Origin Energy, Ltd.	241,377	1,392,913
Orsted A/S (C)	26,505	1,469,346
Otter Tail Corp.	6,406	544,318
PG&E Corp.	198,648	3,581,623
Pinnacle West Capital Corp.	10,763	773,214
PNM Resources, Inc.	30,347	1,262,435
Portland General Electric Company	35,739	1,548,928
Power Assets Holdings, Ltd.	194,236	1,126,122
PPL Corp.	70,017	1,897,461
Redeia Corp. SA	56,859	936,958
SSE PLC	153,021	3,612,211
Terna - Rete Elettrica Nazionale	197,138	1,644,655
The Kansai Electric Power Company, Inc.	98,624	1,308,946
The Southern Company	102,078	7,157,709
Tokyo Electric Power Company Holdings, Inc. (A)	213,928	1,119,511
Verbund AG	9,540	884,086
Xcel Energy, Inc.	50,644	3,135,370
		107,900,168
Gas utilities – 0.2%
APA Group	179,763	1,046,138
Atmos Energy Corp.	14,103	1,634,538
Brookfield Infrastructure Corp., Class A	18,535	653,915
Chesapeake Utilities Corp.	3,288	347,311
Enagas SA (B)	34,872	588,267
Hong Kong & China Gas Company, Ltd.	1,569,022	1,203,100
National Fuel Gas Company	18,210	913,596
Naturgy Energy Group SA	17,661	526,779
New Jersey Resources Corp.	34,289	1,528,604
Northwest Natural Holding Company	5,589	217,636
ONE Gas, Inc.	19,500	1,242,540
Osaka Gas Company, Ltd.	52,575	1,097,475
RGC Resources, Inc.	1,236	25,140
Snam SpA	282,540	1,453,644
Southwest Gas Holdings, Inc.	21,434	1,357,844
Spire, Inc.	18,326	1,142,443
Tokyo Gas Company, Ltd.	51,796	1,188,131
UGI Corp.	41,544	1,021,982
		17,189,083
Independent power and renewable electricity producers – 0.2%
Altus Power, Inc. (A)	9,950	67,959
Corp ACCIONA Energias Renovables SA	9,226	286,339
EDP Renovaveis SA	43,040	881,085

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers (continued)
Meridian Energy, Ltd.	181,239	$634,645
Montauk Renewables, Inc. (A)	10,745	95,738
Ormat Technologies, Inc.	18,857	1,429,172
RWE AG	88,587	4,031,851
Sunnova Energy International, Inc. (A)(B)	16,533	252,128
The AES Corp.	63,609	1,224,473
Vistra Corp.	66,655	2,567,551
		11,470,941
Multi-utilities – 0.7%
Ameren Corp.	23,598	1,707,079
Avista Corp.	11,791	421,410
Black Hills Corp.	23,712	1,279,262
CenterPoint Energy, Inc.	59,956	1,712,943
Centrica PLC	767,727	1,376,305
CMS Energy Corp.	27,711	1,609,178
Consolidated Edison, Inc.	32,765	2,980,632
Dominion Energy, Inc.	77,247	3,630,609
DTE Energy Company	18,608	2,051,718
E.ON SE	314,567	4,226,226
Engie SA	255,911	4,508,203
National Grid PLC	516,750	6,961,302
NiSource, Inc.	39,255	1,042,220
Northwestern Energy Group, Inc.	21,588	1,098,613
Public Service Enterprise Group, Inc.	45,696	2,794,310
Sembcorp Industries, Ltd.	125,600	504,849
Sempra	58,331	4,359,076
Unitil Corp.	2,601	136,735
Veolia Environnement SA	95,223	3,009,681
WEC Energy Group, Inc.	28,691	2,414,921
		47,825,272
Water utilities – 0.1%
American States Water Company	5,681	456,866
American Water Works Company, Inc.	18,492	2,440,759
Artesian Resources Corp., Class A	1,552	64,330
Cadiz, Inc. (A)	7,937	22,224
California Water Service Group	8,965	465,015
Consolidated Water Company, Ltd.	2,341	83,340
Essential Utilities, Inc.	49,840	1,861,524
Global Water Resources, Inc.	1,763	23,060
Middlesex Water Company	2,710	177,830
Pure Cycle Corp. (A)	4,085	42,770
Severn Trent PLC	37,710	1,240,075
SJW Group	4,884	319,169
The York Water Company	2,212	85,427
United Utilities Group PLC	95,541	1,290,593
		8,572,982
		192,958,446
TOTAL COMMON STOCKS (Cost $3,572,737,157)		$6,885,870,151
PREFERRED SECURITIES – 0.1%
Consumer discretionary – 0.1%
Strategic Equity Allocation Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Automobiles – 0.1%
Bayerische Motoren Werke AG	8,255	$821,396
Dr. Ing. h.c. F. Porsche AG (C)	15,955	1,405,270
Porsche Automobil Holding SE	21,454	1,096,338
Volkswagen AG	28,892	3,561,119
		6,884,123
Consumer staples – 0.0%
Household products – 0.0%
Henkel AG & Company KGaA	23,714	1,907,602
Health care – 0.0%
Life sciences tools and services – 0.0%
Sartorius AG	3,672	1,348,435
TOTAL PREFERRED SECURITIES (Cost $10,379,652)		$10,140,160
WARRANTS – 0.0%
Cassava Sciences, Inc. (Expiration Date: 11-15-24; Strike Price: $33.00) (A)	2,618	17,638
Chord Energy Corp. (Expiration Date: 9-1-24; Strike Price: $116.37) (A)	917	27,528
Chord Energy Corp. (Expiration Date: 9-1-25; Strike Price: $133.70) (A)	458	9,504
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	480	5,040
TOTAL WARRANTS (Cost $15,655)		$59,710
SHORT-TERM INVESTMENTS – 4.0%
Short-term funds – 4.0%
John Hancock Collateral Trust, 5.3645% (E)(F)	28,873,045	288,736,220
TOTAL SHORT-TERM INVESTMENTS (Cost $288,713,028)		$288,736,220
Total Investments (Strategic Equity Allocation Trust) (Cost $3,871,845,492) – 99.5%		$7,184,806,241
Other assets and liabilities, net – 0.5%		34,642,145
TOTAL NET ASSETS – 100.0%		$7,219,448,386
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $27,038,825.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
MSCI EAFE Index Futures	762	Long	Mar 2024	$82,413,968	$85,816,440	$3,402,472
Russell 2000 E-Mini Index Futures	162	Long	Mar 2024	16,756,401	16,586,370	(170,031)
S&P 500 E-Mini Index Futures	833	Long	Mar 2024	194,968,021	200,753,000	5,784,979
The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P Mid 400 E-Mini Index Futures	74	Long	Mar 2024	$20,698,271	$20,790,300	$92,029
						$9,109,449

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Total Stock Market Index Trust
	Shares or Principal Amount	Value
COMMON STOCKS – 94.6%
Communication services – 7.7%
Diversified telecommunication services – 0.6%
Anterix, Inc. (A)	210	$6,997
AST SpaceMobile, Inc. (A)(B)	945	5,698
AT&T, Inc.	109,745	1,841,521
ATN International, Inc.	291	11,340
Bandwidth, Inc., Class A (A)	431	6,237
Cogent Communications Holdings, Inc.	797	60,620
Consolidated Communications Holdings, Inc. (A)	1,652	7,186
EchoStar Corp., Class A (A)	675	11,185
Frontier Communications Parent, Inc. (A)	3,784	95,887
GCI Liberty, Inc. (A)(C)	2,206	0
Globalstar, Inc. (A)	30,257	58,699
IDT Corp., Class B (A)	461	15,715
Iridium Communications, Inc.	2,109	86,806
Liberty Latin America, Ltd., Class C (A)	2,046	15,018
Lumen Technologies, Inc. (A)	17,158	31,399
Ooma, Inc. (A)	477	5,118
Shenandoah Telecommunications Company	901	19,480
Verizon Communications, Inc.	64,782	2,442,281
		4,721,187
Entertainment – 1.1%
AMC Entertainment Holdings, Inc., Class A (A)(B)	2,662	16,291
Atlanta Braves Holdings, Inc., Series A (A)	829	35,465
Atlanta Braves Holdings, Inc., Series C (A)	99	3,918
Cinemark Holdings, Inc. (A)	2,030	28,603
Electronic Arts, Inc.	4,150	567,762
Endeavor Group Holdings, Inc., Class A	4,725	112,124
Kartoon Studios, Inc. (A)	345	480
Liberty Media Corp.-Liberty Formula One, Series A (A)	225	13,046
Liberty Media Corp.-Liberty Formula One, Series C (A)	3,224	203,531
Liberty Media Corp.-Liberty Live, Series A (A)	676	24,708
Liberty Media Corp.-Liberty Live, Series C (A)	769	28,753
Lions Gate Entertainment Corp., Class B (A)	4,105	41,830
Live Nation Entertainment, Inc. (A)	3,476	325,354
Madison Square Garden Entertainment Corp. (A)	478	15,196
Madison Square Garden Sports Corp. (A)	298	54,185
Netflix, Inc. (A)	6,828	3,324,417
Playtika Holding Corp. (A)	5,937	51,771
Reservoir Media, Inc. (A)	795	5,668
ROBLOX Corp., Class A (A)	8,964	409,834
Roku, Inc. (A)	2,009	184,145
Skillz, Inc. (A)	341	2,128
Sphere Entertainment Company (A)	478	16,233
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Take-Two Interactive Software, Inc. (A)	2,575	$414,446
The Marcus Corp.	486	7,086
The Walt Disney Company	28,082	2,535,524
TKO Group Holdings, Inc.	715	58,330
Vivid Seats, Inc., Class A (A)	1,470	9,290
Warner Brothers Discovery, Inc. (A)	39,487	449,362
Warner Music Group Corp., Class A	2,260	80,885
		9,020,365
Interactive media and services – 4.9%
Alphabet, Inc., Class A (A)	91,603	12,796,023
Alphabet, Inc., Class C (A)	89,964	12,678,627
Angi, Inc. (A)	1,822	4,537
Bumble, Inc., Class A (A)	2,062	30,394
CarGurus, Inc. (A)	1,735	41,918
Cars.com, Inc. (A)	1,154	21,891
DHI Group, Inc. (A)	372	963
Eventbrite, Inc., Class A (A)	1,461	12,214
EverQuote, Inc., Class A (A)	481	5,887
FuboTV, Inc. (A)	2,869	9,123
Getty Images Holdings, Inc. (A)	3,926	20,612
IAC, Inc. (A)	1,394	73,018
Match Group, Inc. (A)	4,568	166,732
MediaAlpha, Inc., Class A (A)	781	8,708
Meta Platforms, Inc., Class A (A)	34,369	12,165,251
Nextdoor Holdings, Inc. (A)	3,090	5,840
Outbrain, Inc. (A)	626	2,742
Pinterest, Inc., Class A (A)	9,566	354,325
QuinStreet, Inc. (A)	983	12,602
Rumble, Inc. (A)(B)	1,042	4,679
Shutterstock, Inc.	615	29,692
Snap, Inc., Class A (A)	21,793	368,955
System1, Inc. (A)	1,379	3,061
Taboola.com, Ltd. (A)	2,178	9,431
The Arena Group Holdings, Inc. (A)	200	476
TripAdvisor, Inc. (A)	2,094	45,084
TrueCar, Inc. (A)	1,900	6,574
Vimeo, Inc. (A)	2,863	11,223
Yelp, Inc. (A)	1,157	54,772
Ziff Davis, Inc. (A)	750	50,393
ZipRecruiter, Inc., Class A (A)	1,452	20,183
ZoomInfo Technologies, Inc. (A)	6,609	122,200
		39,138,130
Media – 0.7%
AdTheorent Holding Company, Inc. (A)	842	1,221
Advantage Solutions, Inc. (A)	4,745	17,177
Altice USA, Inc., Class A (A)	4,140	13,455
AMC Networks, Inc., Class A (A)	302	5,675
Boston Omaha Corp., Class A (A)	528	8,305
Cable One, Inc.	97	53,989
Cardlytics, Inc. (A)	559	5,148
Charter Communications, Inc., Class A (A)	2,294	891,632

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Clear Channel Outdoor Holdings, Inc. (A)	8,831	$16,072
Comcast Corp., Class A	63,541	2,786,273
DISH Network Corp., Class A (A)	4,903	28,290
Emerald Holding, Inc. (A)	1,284	7,678
Entravision Communications Corp., Class A	1,260	5,254
Fox Corp., Class A	3,313	98,297
Fox Corp., Class B	3,863	106,812
Gannett Company, Inc. (A)	2,798	6,435
Gray Television, Inc.	1,517	13,592
iHeartMedia, Inc., Class A (A)	2,155	5,754
Innovid Corp. (A)	1,897	2,846
John Wiley & Sons, Inc., Class A	781	24,789
Liberty Broadband Corp., Series C (A)	289	23,291
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	2,669	76,707
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	2,528	72,756
Magnite, Inc. (A)	2,159	20,165
National CineMedia, Inc. (A)	3,119	12,913
News Corp., Class A	8,727	214,248
News Corp., Class B	337	8,668
Nexstar Media Group, Inc.	595	93,266
Omnicom Group, Inc.	2,943	254,599
Paramount Global, Class B	9,956	147,249
PubMatic, Inc., Class A (A)	758	12,363
Saga Communications, Inc., Class A	175	3,896
Scholastic Corp.	561	21,150
Sinclair, Inc.	834	10,867
Stagwell, Inc. (A)	1,894	12,557
TechTarget, Inc. (A)	503	17,535
TEGNA, Inc.	3,693	56,503
The EW Scripps Company, Class A (A)	1,348	10,771
The Interpublic Group of Companies, Inc.	6,249	203,967
The New York Times Company, Class A	2,669	130,754
The Trade Desk, Inc., Class A (A)	6,820	490,767
Tremor International, Ltd. (A)	81	210
Urban One, Inc., Class A (A)	45	181
Urban One, Inc., Class D (A)	346	1,221
WideOpenWest, Inc. (A)	1,455	5,893
		6,001,191
Wireless telecommunication services – 0.4%
FingerMotion, Inc. (A)(B)	2,380	9,568
Gogo, Inc. (A)	2,008	20,341
Spok Holdings, Inc.	444	6,873
Telephone & Data Systems, Inc.	1,870	34,315
T-Mobile US, Inc.	18,230	2,922,816
United States Cellular Corp. (A)	961	39,920
		3,033,833
		61,914,706
Consumer discretionary – 10.6%
Automobile components – 0.1%
Adient PLC (A)	1,550	56,358
American Axle & Manufacturing Holdings, Inc. (A)	1,974	17,391
Autoliv, Inc.	1,369	150,850
BorgWarner, Inc.	3,802	136,302
Cooper-Standard Holdings, Inc. (A)	174	3,400
Dana, Inc.	2,445	35,721
Dorman Products, Inc. (A)	498	41,538
Fox Factory Holding Corp. (A)	717	48,383
Gentex Corp.	3,681	120,221
Gentherm, Inc. (A)	576	30,159
Holley, Inc. (A)	1,608	7,831
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobile components (continued)
LCI Industries	430	$54,055
Lear Corp.	957	135,138
Luminar Technologies, Inc. (A)(B)	4,169	14,050
Modine Manufacturing Company (A)	919	54,864
Motorcar Parts of America, Inc. (A)	447	4,175
Patrick Industries, Inc.	414	41,545
PHINIA, Inc.	760	23,020
QuantumScape Corp. (A)	5,966	41,464
Solid Power, Inc. (A)	2,413	3,499
Standard Motor Products, Inc.	404	16,083
Stoneridge, Inc. (A)	529	10,353
Superior Industries International, Inc. (A)	282	902
The Goodyear Tire & Rubber Company (A)	4,720	67,590
Visteon Corp. (A)	475	59,328
XPEL, Inc. (A)	221	11,901
		1,186,121
Automobiles – 1.8%
Fisker, Inc. (A)(B)	2,697	4,720
Ford Motor Company	60,493	737,410
General Motors Company	20,796	746,992
Harley-Davidson, Inc.	2,375	87,495
Lucid Group, Inc. (A)(B)	31,609	133,074
Rivian Automotive, Inc., Class A (A)	14,933	350,328
Tesla, Inc. (A)	49,069	12,192,665
Thor Industries, Inc.	904	106,898
Winnebago Industries, Inc.	534	38,918
		14,398,500
Broadline retail – 3.2%
1stdibs.com, Inc. (A)	442	2,069
Amazon.com, Inc. (A)	158,698	24,112,574
Big Lots, Inc.	557	4,339
CarParts.com, Inc. (A)	778	2,458
ContextLogic, Inc., Class A (A)	373	2,219
Coupang, Inc. (A)	24,773	401,075
Dillard's, Inc., Class A (B)	217	87,592
eBay, Inc.	8,160	355,939
Etsy, Inc. (A)	2,055	166,558
Groupon, Inc. (A)(B)	572	7,344
Kohl's Corp.	1,853	53,144
Macy's, Inc.	4,338	87,281
Nordstrom, Inc. (B)	2,651	48,911
Ollie's Bargain Outlet Holdings, Inc. (A)	1,038	78,774
		25,410,277
Distributors – 0.1%
Genuine Parts Company	2,160	299,160
LKQ Corp.	3,395	162,247
Pool Corp.	585	233,245
Weyco Group, Inc.	249	7,809
		702,461
Diversified consumer services – 0.1%
2U, Inc. (A)	1,345	1,654
ADT, Inc.	13,826	94,293
Adtalem Global Education, Inc. (A)	775	45,686
American Public Education, Inc. (A)	372	3,590
Bright Horizons Family Solutions, Inc. (A)	971	91,507
Carriage Services, Inc.	281	7,028
Chegg, Inc. (A)	2,095	23,799
Coursera, Inc. (A)	2,210	42,808
Duolingo, Inc. (A)	513	116,374
European Wax Center, Inc., Class A (A)	852	11,579
frontdoor, Inc. (A)	1,431	50,400
Graham Holdings Company, Class B	37	25,771
Grand Canyon Education, Inc. (A)	512	67,604

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
H&R Block, Inc.	2,149	$103,947
ITT Educational Services, Inc. (A)(C)	608	0
Laureate Education, Inc.	2,848	39,046
Lincoln Educational Services Corp. (A)	91	914
Mister Car Wash, Inc. (A)	4,692	40,539
Nerdy, Inc. (A)	1,961	6,726
Perdoceo Education Corp.	1,215	21,335
Rover Group, Inc. (A)	2,832	30,812
Service Corp. International	2,466	168,798
Strategic Education, Inc.	434	40,089
Stride, Inc. (A)	726	43,103
Udemy, Inc. (A)	2,213	32,597
Universal Technical Institute, Inc. (A)	177	2,216
Wag! Group Company (A)	510	903
WW International, Inc. (A)	1,278	11,183
		1,124,301
Hotels, restaurants and leisure – 2.2%
Accel Entertainment, Inc. (A)	1,215	12,478
Airbnb, Inc., Class A (A)	6,559	892,942
Ambassadors Group, Inc. (A)(C)	714	29
Aramark	4,256	119,594
Bally's Corp. (A)	742	10,343
Biglari Holdings, Inc., Class B (A)	52	8,576
BJ's Restaurants, Inc. (A)	418	15,052
Bloomin' Brands, Inc.	1,512	42,563
Bluegreen Vacations Holding Corp.	136	10,216
Booking Holdings, Inc. (A)	550	1,950,971
Bowlero Corp., Class A (A)(B)	1,682	23,817
Boyd Gaming Corp.	964	60,356
Brinker International, Inc. (A)	737	31,824
Caesars Entertainment, Inc. (A)	3,551	166,471
Carnival Corp. (A)	17,793	329,882
Carrols Restaurant Group, Inc.	1,021	8,045
Century Casinos, Inc. (A)	342	1,669
Chipotle Mexican Grill, Inc. (A)	423	967,384
Choice Hotels International, Inc.	840	95,172
Churchill Downs, Inc.	1,214	163,805
Chuy's Holdings, Inc. (A)	382	14,604
Cracker Barrel Old Country Store, Inc.	380	29,290
Darden Restaurants, Inc.	1,770	290,811
Dave & Buster's Entertainment, Inc. (A)	706	38,018
Denny's Corp. (A)	1,094	11,903
Dine Brands Global, Inc.	262	13,008
Domino's Pizza, Inc.	518	213,535
DoorDash, Inc., Class A (A)	5,866	580,089
DraftKings, Inc., Class A (A)	7,440	262,260
Dutch Bros, Inc., Class A (A)	796	25,209
El Pollo Loco Holdings, Inc. (A)	773	6,818
Empire Resorts, Inc. (A)(C)	878	0
Everi Holdings, Inc. (A)	1,572	17,716
Expedia Group, Inc. (A)	2,082	316,027
FAT Brands, Inc., Class A	116	703
First Watch Restaurant Group, Inc. (A)	609	12,241
Full House Resorts, Inc. (A)	336	1,804
Global Business Travel Group I (A)	3,324	21,440
Golden Entertainment, Inc.	521	20,804
Hilton Grand Vacations, Inc. (A)	1,856	74,574
Hilton Worldwide Holdings, Inc.	3,962	721,441
Hyatt Hotels Corp., Class A	816	106,415
Inspired Entertainment, Inc. (A)	269	2,658
Jack in the Box, Inc.	352	28,734
Krispy Kreme, Inc. (B)	2,475	37,348
Kura Sushi USA, Inc., Class A (A)	125	9,500
Las Vegas Sands Corp.	11,717	576,594
Life Time Group Holdings, Inc. (A)	3,017	45,496
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Light & Wonder, Inc. (A)	1,534	$125,957
Lindblad Expeditions Holdings, Inc. (A)	506	5,703
Marriott International, Inc., Class A	4,580	1,032,836
Marriott Vacations Worldwide Corp.	622	52,802
McDonald's Corp.	11,220	3,326,842
MGM Resorts International (A)	5,036	225,008
Monarch Casino & Resort, Inc.	351	24,272
Mondee Holdings, Inc. (A)(B)	3,538	9,765
Nathan's Famous, Inc.	78	6,085
Noodles & Company (A)	1,045	3,292
Norwegian Cruise Line Holdings, Ltd. (A)	6,764	135,551
Papa John's International, Inc.	597	45,509
Penn Entertainment, Inc. (A)	2,550	66,351
Planet Fitness, Inc., Class A (A)	1,387	101,251
PlayAGS, Inc. (A)	767	6,466
Portillo's, Inc., Class A (A)	596	9,494
Potbelly Corp. (A)	141	1,469
RCI Hospitality Holdings, Inc.	169	11,198
Red Robin Gourmet Burgers, Inc. (A)	308	3,841
Red Rock Resorts, Inc., Class A	982	52,370
Restaurant Brands International LP	82	6,376
Royal Caribbean Cruises, Ltd. (A)	4,147	536,995
Rush Street Interactive, Inc. (A)	765	3,435
Sabre Corp. (A)	5,497	24,187
SeaWorld Entertainment, Inc. (A)	1,089	57,532
Shake Shack, Inc., Class A (A)	668	49,512
Six Flags Entertainment Corp. (A)	1,249	31,325
Soho House & Company, Inc. (A)	1,226	8,729
Sonder Holdings, Inc. (A)	163	553
Starbucks Corp.	17,695	1,698,897
Sweetgreen, Inc., Class A (A)	1,470	16,611
Target Hospitality Corp. (A)	1,561	15,189
Texas Roadhouse, Inc.	889	108,662
The Cheesecake Factory, Inc.	892	31,229
The Wendy's Company	3,468	67,557
Travel + Leisure Company	1,360	53,162
Vail Resorts, Inc.	619	132,138
Wingstop, Inc.	496	127,264
Wyndham Hotels & Resorts, Inc.	1,045	84,028
Wynn Resorts, Ltd.	1,832	166,914
Xponential Fitness, Inc., Class A (A)	491	6,329
Yum! Brands, Inc.	4,122	538,581
		17,401,496
Household durables – 0.5%
Bassett Furniture Industries, Inc.	199	3,303
Beazer Homes USA, Inc. (A)	198	6,690
Cavco Industries, Inc. (A)	155	53,726
Century Communities, Inc.	552	50,309
Cricut, Inc., Class A (B)	754	4,969
D.R. Horton, Inc.	5,541	842,121
Dream Finders Homes, Inc., Class A (A)	686	24,374
Ethan Allen Interiors, Inc.	426	13,598
Flexsteel Industries, Inc.	139	2,620
GoPro, Inc., Class A (A)	2,431	8,436
Green Brick Partners, Inc. (A)	849	44,097
Hamilton Beach Brands Holding Company, Class A	205	3,585
Hamilton Beach Brands Holding Company, Class B	241	4,215
Helen of Troy, Ltd. (A)	381	46,029
Hooker Furnishings Corp.	257	6,703
Hovnanian Enterprises, Inc., Class A (A)	113	17,585
Installed Building Products, Inc.	498	91,044
iRobot Corp. (A)	455	17,609
KB Home	1,321	82,510

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Landsea Homes Corp. (A)	283	$3,719
La-Z-Boy, Inc.	740	27,321
Legacy Housing Corp. (A)	491	12,383
Leggett & Platt, Inc.	2,014	52,706
Lennar Corp., A Shares	3,805	567,097
LGI Homes, Inc. (A)	335	44,609
Lifetime Brands, Inc.	75	503
M/I Homes, Inc. (A)	450	61,983
MDC Holdings, Inc.	1,048	57,902
Meritage Homes Corp.	524	91,281
Mohawk Industries, Inc. (A)	1,003	103,811
Newell Brands, Inc.	6,705	58,199
NVR, Inc. (A)	50	350,023
PulteGroup, Inc.	3,348	345,581
Purple Innovation, Inc.	1,379	1,420
Skyline Champion Corp. (A)	968	71,884
Snap One Holdings Corp. (A)	1,112	9,908
Sonos, Inc. (A)	2,137	36,628
Taylor Morrison Home Corp. (A)	1,200	64,020
Tempur Sealy International, Inc.	2,179	111,064
The Lovesac Company (A)	280	7,154
Toll Brothers, Inc.	1,492	153,363
TopBuild Corp. (A)	477	178,522
Traeger, Inc. (A)	1,820	4,969
Tri Pointe Homes, Inc. (A)	1,388	49,135
Tupperware Brands Corp. (A)(B)	610	1,220
Universal Electronics, Inc. (A)	236	2,216
Vizio Holding Corp., Class A (A)	2,005	15,439
VOXX International Corp. (A)	506	5,404
Whirlpool Corp.	854	103,992
Worthington Enterprises, Inc.	793	45,637
		3,962,616
Leisure products – 0.1%
Acushnet Holdings Corp.	1,122	70,877
American Outdoor Brands, Inc. (A)	307	2,579
AMMO, Inc. (A)	827	1,737
Brunswick Corp.	979	94,718
Clarus Corp.	526	3,627
Escalade, Inc.	328	6,590
Funko, Inc., Class A (A)	708	5,473
Hasbro, Inc.	2,239	114,323
JAKKS Pacific, Inc. (A)	88	3,128
Johnson Outdoors, Inc., Class A	178	9,509
Latham Group, Inc. (A)	1,783	4,689
Malibu Boats, Inc., Class A (A)	367	20,119
Marine Products Corp.	742	8,459
MasterCraft Boat Holdings, Inc. (A)	348	7,879
Mattel, Inc. (A)	5,818	109,844
Peloton Interactive, Inc., Class A (A)	5,138	31,290
Polaris, Inc.	801	75,911
Smith & Wesson Brands, Inc.	903	12,245
Solo Brands, Inc., Class A (A)	328	2,020
Sturm Ruger & Company, Inc.	325	14,771
Topgolf Callaway Brands Corp. (A)	3,017	43,264
Vista Outdoor, Inc. (A)	935	27,648
YETI Holdings, Inc. (A)	1,434	74,253
		744,953
Specialty retail – 2.0%
1-800-Flowers.com, Inc., Class A (A)	562	6,058
Abercrombie & Fitch Company, Class A (A)	826	72,870
Academy Sports & Outdoors, Inc.	1,278	84,348
Advance Auto Parts, Inc.	952	58,101
American Eagle Outfitters, Inc.	3,071	64,982
America's Car-Mart, Inc. (A)	117	8,865
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Arhaus, Inc. (A)	962	$11,400
Arko Corp.	1,443	11,905
Asbury Automotive Group, Inc. (A)	359	80,764
AutoNation, Inc. (A)	634	95,214
AutoZone, Inc. (A)	278	718,800
BARK, Inc. (A)	2,469	1,989
Bath & Body Works, Inc.	3,695	159,476
Best Buy Company, Inc.	3,193	249,948
Beyond, Inc. (A)	765	21,183
Big 5 Sporting Goods Corp.	321	2,035
Boot Barn Holdings, Inc. (A)	502	38,534
Brilliant Earth Group, Inc., Class A (A)	312	1,161
Build-A-Bear Workshop, Inc.	196	4,506
Burlington Stores, Inc. (A)	1,056	205,371
Caleres, Inc.	490	15,058
Camping World Holdings, Inc., Class A	715	18,776
CarMax, Inc. (A)	2,560	196,454
Carvana Company (A)(B)	1,910	101,115
Chewy, Inc., Class A (A)	1,840	43,479
Chico's FAS, Inc. (A)	1,633	12,378
Citi Trends, Inc. (A)	79	2,234
Conn's, Inc. (A)	510	2,264
Designer Brands, Inc., Class A	872	7,717
Destination XL Group, Inc. (A)	773	3,401
Dick's Sporting Goods, Inc.	915	134,459
Duluth Holdings, Inc., Class B (A)	700	3,766
Envela Corp. (A)	145	705
EVgo, Inc. (A)(B)	1,443	5,166
Express, Inc. (A)	10	84
Five Below, Inc. (A)	909	193,762
Floor & Decor Holdings, Inc., Class A (A)	1,746	194,784
Foot Locker, Inc.	1,502	46,787
GameStop Corp., Class A (A)(B)	5,020	88,001
Genesco, Inc. (A)	197	6,936
Group 1 Automotive, Inc.	231	70,395
GrowGeneration Corp. (A)	1,030	2,585
Guess?, Inc.	938	21,630
Haverty Furniture Companies, Inc.	273	9,692
Hibbett, Inc.	222	15,988
Jjill, Inc. (A)	62	1,598
Kirkland's, Inc. (A)	147	444
Lands' End, Inc. (A)	492	4,704
Lazydays Holdings, Inc. (A)	42	296
Leslie's, Inc. (A)	3,057	21,124
Lithia Motors, Inc.	445	146,530
LL Flooring Holdings, Inc. (A)	631	2,461
Lowe's Companies, Inc.	8,894	1,979,360
MarineMax, Inc. (A)	219	8,519
Monro, Inc.	568	16,665
Murphy USA, Inc.	354	126,222
National Vision Holdings, Inc. (A)	1,319	27,607
Newegg Commerce, Inc. (A)	4,426	5,577
OneWater Marine, Inc., Class A (A)	187	6,319
O'Reilly Automotive, Inc. (A)	920	874,074
Penske Automotive Group, Inc.	1,104	177,203
Petco Health & Wellness Company, Inc. (A)	3,669	11,594
PetMed Express, Inc.	391	2,956
Revolve Group, Inc. (A)	697	11,556
RH (A)	379	110,471
Ross Stores, Inc.	5,202	719,905
RumbleON, Inc., Class B (A)	228	1,856
Sally Beauty Holdings, Inc. (A)	1,774	23,559
Shoe Carnival, Inc.	500	15,105
Signet Jewelers, Ltd.	762	81,732

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Sleep Number Corp. (A)	378	$5,606
Sonic Automotive, Inc., Class A	415	23,327
Sportsman's Warehouse Holdings, Inc. (A)	611	2,603
Stitch Fix, Inc., Class A (A)	1,692	6,040
The Aaron's Company, Inc.	635	6,909
The Buckle, Inc.	804	38,206
The Cato Corp., Class A	469	3,349
The Children's Place, Inc. (A)	154	3,576
The Container Store Group, Inc. (A)	529	1,206
The Gap, Inc.	6,031	126,108
The Home Depot, Inc.	15,471	5,361,475
The ODP Corp. (A)	730	41,099
The RealReal, Inc. (A)	2,001	4,022
The TJX Companies, Inc.	17,008	1,595,520
ThredUp, Inc., Class A (A)	1,553	3,494
Tilly's, Inc., Class A (A)	296	2,232
Torrid Holdings, Inc. (A)	1,663	9,596
Tractor Supply Company	1,639	352,434
Ulta Beauty, Inc. (A)	739	362,103
Upbound Group, Inc.	1,004	34,106
Urban Outfitters, Inc. (A)	1,562	55,748
Valvoline, Inc. (A)	1,930	72,529
Victoria's Secret & Company (A)	1,346	35,723
Warby Parker, Inc., Class A (A)	1,619	22,828
Wayfair, Inc., Class A (A)	1,337	82,493
Williams-Sonoma, Inc.	938	189,270
Winmark Corp.	60	25,053
Zumiez, Inc. (A)	371	7,546
		15,946,764
Textiles, apparel and luxury goods – 0.5%
Carter's, Inc.	579	43,361
Columbia Sportswear Company	928	73,813
Crocs, Inc. (A)	1,018	95,091
Deckers Outdoor Corp. (A)	396	264,698
Figs, Inc., Class A (A)(B)	2,697	18,744
Fossil Group, Inc. (A)	1,102	1,609
G-III Apparel Group, Ltd. (A)	474	16,107
Hanesbrands, Inc. (A)	5,901	26,318
Kontoor Brands, Inc.	901	56,240
Levi Strauss & Company, Class A	1,731	28,631
Lululemon Athletica, Inc. (A)	1,865	953,556
Movado Group, Inc.	291	8,774
NIKE, Inc., Class B	18,925	2,054,687
Oxford Industries, Inc.	276	27,600
PVH Corp.	1,028	125,539
Ralph Lauren Corp.	510	73,542
Rocky Brands, Inc.	87	2,626
Skechers USA, Inc., Class A (A)	2,182	136,026
Steven Madden, Ltd.	1,321	55,482
Superior Group of Companies, Inc.	407	5,495
Tapestry, Inc.	3,135	115,399
Under Armour, Inc., Class A (A)	6,449	56,687
Unifi, Inc. (A)	438	2,917
Vera Bradley, Inc. (A)	673	5,182
VF Corp.	6,247	117,444
Wolverine World Wide, Inc.	1,104	9,815
		4,375,383
		85,252,872
Consumer staples – 5.8%
Beverages – 1.4%
Brown-Forman Corp., Class B	4,988	284,815
Celsius Holdings, Inc. (A)	3,759	204,941
Coca-Cola Consolidated, Inc.	139	129,048
Constellation Brands, Inc., Class A	2,781	672,307
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Keurig Dr. Pepper, Inc.	21,508	$716,647
MGP Ingredients, Inc.	345	33,989
Molson Coors Beverage Company, Class B	3,177	194,464
Monster Beverage Corp. (A)	16,096	927,291
National Beverage Corp. (A)	1,557	77,414
PepsiCo, Inc.	21,050	3,575,132
The Boston Beer Company, Inc., Class A (A)	170	58,750
The Coca-Cola Company	67,562	3,981,429
The Duckhorn Portfolio, Inc. (A)	1,652	16,272
The Vita Coco Company, Inc. (A)	814	20,879
Zevia PBC, Class A (A)	777	1,562
		10,894,940
Consumer staples distribution and retail – 1.9%
Albertsons Companies, Inc., Class A	8,427	193,821
BJ's Wholesale Club Holdings, Inc. (A)	1,949	129,920
Casey's General Stores, Inc.	592	162,646
Costco Wholesale Corp.	6,857	4,526,169
Dollar General Corp.	3,603	489,828
Dollar Tree, Inc. (A)	3,299	468,623
Grocery Outlet Holding Corp. (A)	1,615	43,540
HF Foods Group, Inc. (A)	1,021	5,452
Ingles Markets, Inc., Class A	254	21,938
Natural Grocers by Vitamin Cottage, Inc.	475	7,600
Performance Food Group Company (A)	2,568	177,577
PriceSmart, Inc.	525	39,785
SpartanNash Company	638	14,642
Sprouts Farmers Market, Inc. (A)	1,774	85,347
Sysco Corp.	7,629	557,909
Target Corp.	7,009	998,222
The Andersons, Inc.	652	37,516
The Chefs' Warehouse, Inc. (A)	665	19,571
The Kroger Company	11,000	502,810
U.S. Foods Holding Corp. (A)	3,724	169,107
United Natural Foods, Inc. (A)	984	15,970
Village Super Market, Inc., Class A	305	8,000
Walgreens Boots Alliance, Inc.	13,861	361,911
Walmart, Inc.	41,760	6,583,464
Weis Markets, Inc.	464	29,677
		15,651,045
Food products – 0.9%
Alico, Inc.	182	5,293
Archer-Daniels-Midland Company	8,224	593,937
B&G Foods, Inc. (B)	1,224	12,852
Beyond Meat, Inc. (A)(B)	1,108	9,861
BRC, Inc., Class A (A)(B)	641	2,327
Bunge Global SA	2,282	230,368
Calavo Growers, Inc.	340	9,999
Cal-Maine Foods, Inc.	745	42,756
Campbell Soup Company	4,829	208,758
Conagra Brands, Inc.	7,727	221,456
Darling Ingredients, Inc. (A)	2,635	131,328
Dole PLC	122	1,499
Farmer Brothers Company (A)	62	190
Flowers Foods, Inc.	3,522	79,280
Fresh Del Monte Produce, Inc.	851	22,339
Freshpet, Inc. (A)	763	66,198
General Mills, Inc.	8,807	573,688
Hormel Foods Corp.	8,848	284,109
Ingredion, Inc.	1,094	118,732
J&J Snack Foods Corp.	325	54,321
John B Sanfilippo & Son, Inc.	166	17,105
Kellanova	5,442	304,262
Lamb Weston Holdings, Inc.	2,349	253,903
Lancaster Colony Corp.	432	71,880

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Lifecore Biomedical, Inc. (A)	729	$4,513
Lifeway Foods, Inc. (A)	47	630
Limoneira Company	387	7,984
McCormick & Company, Inc.	4,065	278,127
Mission Produce, Inc. (A)	855	8,627
Mondelez International, Inc., Class A	20,885	1,512,701
Pilgrim's Pride Corp. (A)	3,970	109,810
Post Holdings, Inc. (A)	974	85,770
Seaboard Corp.	15	53,552
Seneca Foods Corp., Class A (A)	139	7,289
Sovos Brands, Inc. (A)	1,396	30,754
The Hain Celestial Group, Inc. (A)	1,558	17,060
The Hershey Company	2,248	419,117
The J.M. Smucker Company	1,691	213,709
The Kraft Heinz Company	18,591	687,495
The Simply Good Foods Company (A)	1,663	65,855
Tootsie Roll Industries, Inc.	734	24,398
TreeHouse Foods, Inc. (A)	936	38,797
Tyson Foods, Inc., Class A	4,597	247,089
Utz Brands, Inc.	572	9,289
Vital Farms, Inc. (A)	532	8,347
WK Kellogg Company	1,360	17,870
		7,165,224
Household products – 1.0%
Central Garden & Pet Company, Class A (A)	921	40,561
Church & Dwight Company, Inc.	3,734	353,087
Colgate-Palmolive Company	12,350	984,419
Energizer Holdings, Inc.	1,190	37,699
Kimberly-Clark Corp.	5,182	629,665
Oil-Dri Corp. of America	119	7,983
Reynolds Consumer Products, Inc.	3,053	81,943
Spectrum Brands Holdings, Inc.	679	54,164
The Clorox Company	1,824	260,084
The Procter & Gamble Company	36,748	5,385,052
WD-40 Company	231	55,225
		7,889,882
Personal care products – 0.2%
BellRing Brands, Inc. (A)	2,087	115,682
Coty, Inc., Class A (A)	13,695	170,092
e.l.f. Beauty, Inc. (A)	873	126,009
Edgewell Personal Care Company	876	32,088
Herbalife, Ltd. (A)	1,740	26,552
Inter Parfums, Inc.	538	77,477
Kenvue, Inc.	29,115	626,846
Medifast, Inc.	188	12,637
Nature's Sunshine Products, Inc. (A)	585	10,115
Nu Skin Enterprises, Inc., Class A	854	16,585
Olaplex Holdings, Inc. (A)	10,758	27,325
The Beauty Health Company (A)	2,356	7,327
The Estee Lauder Companies, Inc., Class A	3,481	509,096
The Honest Company, Inc. (A)	1,180	3,894
Upexi, Inc. (A)	65	75
USANA Health Sciences, Inc. (A)	350	18,760
Waldencast PLC, Class A (A)	1,455	15,918
		1,796,478
Tobacco – 0.4%
Altria Group, Inc.	26,827	1,082,201
Philip Morris International, Inc.	24,119	2,269,116
Turning Point Brands, Inc.	333	8,765
Universal Corp.	426	28,678
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Tobacco (continued)
Vector Group, Ltd.	2,598	$29,305
		3,418,065
		46,815,634
Energy – 3.7%
Energy equipment and services – 0.4%
Archrock, Inc.	2,767	42,612
Baker Hughes Company	15,617	533,789
Bristow Group, Inc. (A)	346	9,781
Cactus, Inc., Class A	1,047	47,534
ChampionX Corp.	3,261	95,254
Diamond Offshore Drilling, Inc. (A)	64	832
DMC Global, Inc. (A)	314	5,909
Dril-Quip, Inc. (A)	654	15,219
Expro Group Holdings NV (A)	790	12,577
Forum Energy Technologies, Inc. (A)	38	842
Halliburton Company	14,705	531,586
Helix Energy Solutions Group, Inc. (A)	2,742	28,188
Helmerich & Payne, Inc.	1,763	63,856
KLX Energy Services Holdings, Inc. (A)	158	1,779
Liberty Energy, Inc.	2,877	52,189
Mammoth Energy Services, Inc. (A)	729	3,251
Nabors Industries, Ltd. (A)	160	13,061
National Energy Services Reunited Corp. (A)	1,511	9,217
Newpark Resources, Inc. (A)	1,689	11,215
Nine Energy Service, Inc. (A)	508	1,361
NOV, Inc.	6,541	132,651
Oceaneering International, Inc. (A)	1,715	36,495
Oil States International, Inc. (A)	1,266	8,596
Patterson-UTI Energy, Inc.	6,786	73,289
ProFrac Holding Corp., Class A (A)	530	4,494
ProPetro Holding Corp. (A)	1,461	12,243
Ranger Energy Services, Inc.	169	1,729
RPC, Inc.	3,715	27,045
Schlumberger, Ltd.	21,975	1,143,579
SEACOR Marine Holdings, Inc. (A)	332	4,180
Select Water Solutions, Inc.	1,836	13,935
Smart Sand, Inc. (A)	446	861
Solaris Oilfield Infrastructure, Inc., Class A	160	1,274
TETRA Technologies, Inc. (A)	1,684	7,612
Tidewater, Inc. (A)	804	57,976
U.S. Silica Holdings, Inc. (A)	426	4,818
USA Compression Partners LP	534	12,191
Valaris, Ltd. (A)	188	12,891
Weatherford International PLC (A)	1,152	112,700
		3,148,611
Oil, gas and consumable fuels – 3.3%
Aemetis, Inc. (A)	638	3,343
Amplify Energy Corp. (A)	487	2,888
Antero Midstream Corp.	7,998	100,215
Antero Resources Corp. (A)	4,972	112,765
APA Corp.	5,127	183,957
Baytex Energy Corp.	2,142	7,111
BP Prudhoe Bay Royalty Trust	205	506
California Resources Corp.	1,147	62,718
Callon Petroleum Company (A)	964	31,234
Calumet Specialty Products Partners LP (A)	243	4,342
Centrus Energy Corp., Class A (A)	203	11,045
Cheniere Energy, Inc.	3,830	653,819
Chesapeake Energy Corp.	1,709	131,490
Chevron Corp.	30,313	4,521,487
Chord Energy Corp.	554	92,091
Civitas Resources, Inc.	1,313	89,783

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Clean Energy Fuels Corp. (A)	3,925	$15,033
CNX Resources Corp. (A)	2,780	55,600
Comstock Resources, Inc.	3,787	33,515
ConocoPhillips	18,756	2,177,009
CONSOL Energy, Inc.	572	57,503
Coterra Energy, Inc.	11,812	301,442
Crescent Energy Company, Class A	711	9,392
CrossAmerica Partners LP	406	9,257
CVR Energy, Inc.	1,544	46,783
Delek Logistics Partners LP	100	4,317
Delek US Holdings, Inc.	1,194	30,805
Devon Energy Corp.	9,925	449,603
Diamondback Energy, Inc.	2,772	429,882
Dorchester Minerals LP	517	16,456
Dorian LPG, Ltd.	704	30,884
DT Midstream, Inc.	1,185	64,938
Empire Petroleum Corp. (A)	154	1,692
Energy Transfer LP	455	6,279
EOG Resources, Inc.	9,086	1,098,952
EQT Corp.	5,996	231,805
Equitrans Midstream Corp.	7,277	74,080
Evolution Petroleum Corp.	128	744
Excelerate Energy, Inc., Class A	304	4,700
Exxon Mobil Corp.	62,843	6,283,043
FutureFuel Corp.	986	5,995
Genesis Energy LP	454	5,257
Gevo, Inc. (A)(B)	3,981	4,618
Global Partners LP	158	6,685
Green Plains Partners LP	478	6,085
Green Plains, Inc. (A)	881	22,219
Gulfport Energy Corp. (A)	298	39,694
Hallador Energy Company (A)	431	3,810
Harvest Natural Resources, Inc. (A)(C)	270	0
Hess Corp.	5,030	725,125
Hess Midstream LP, Class A	142	4,491
HF Sinclair Corp.	2,835	157,541
HighPeak Energy, Inc.	1,811	25,789
International Seaways, Inc.	693	31,518
Kimbell Royalty Partners LP	1,094	16,465
Kinder Morgan, Inc.	33,661	593,780
Kosmos Energy, Ltd. (A)	7,208	48,366
Magnolia Oil & Gas Corp., Class A	3,178	67,660
Marathon Oil Corp.	9,017	217,851
Marathon Petroleum Corp.	6,216	922,206
Matador Resources Company	1,968	111,900
Murphy Oil Corp.	2,467	105,242
NACCO Industries, Inc., Class A	132	4,818
Natural Resource Partners LP	105	9,719
New Fortress Energy, Inc.	3,437	129,678
Next Bridge Hydrocarbons, Inc. (A)(C)	2,456	639
NextDecade Corp. (A)(B)	1,986	9,473
Northern Oil and Gas, Inc.	1,194	44,262
Occidental Petroleum Corp.	13,694	817,669
ONEOK, Inc.	6,850	481,007
OPAL Fuels, Inc., Class A (A)	311	1,717
Overseas Shipholding Group, Inc., Class A	496	2,614
Ovintiv, Inc.	4,064	178,491
Par Pacific Holdings, Inc. (A)	524	19,058
PBF Energy, Inc., Class A	2,149	94,470
Peabody Energy Corp.	2,328	56,617
Permian Resources Corp.	4,734	64,382
Phillips 66	6,934	923,193
Pioneer Natural Resources Company	3,654	821,712
Range Resources Corp.	4,124	125,535
REX American Resources Corp. (A)	379	17,927
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Riley Exploration Permian, Inc.	305	$8,308
SandRidge Energy, Inc.	486	6,644
SFL Corp., Ltd.	2,278	25,696
SilverBow Resources, Inc. (A)	313	9,102
Sitio Royalties Corp., Class A	1,163	27,342
SM Energy Company	2,008	77,750
Southwestern Energy Company (A)	17,779	116,452
Talos Energy, Inc. (A)	1,236	17,588
Targa Resources Corp.	3,472	301,613
Teekay Corp. (A)	2,030	14,515
Tellurian, Inc. (A)(B)	9,089	6,868
Texas Pacific Land Corp.	126	198,129
The Williams Companies, Inc.	18,113	630,876
Uranium Energy Corp. (A)	5,202	33,293
VAALCO Energy, Inc.	1,457	6,542
Valero Energy Corp.	5,501	715,130
Vertex Energy, Inc. (A)	1,206	4,088
Viper Energy, Inc.	515	16,161
Vital Energy, Inc. (A)	259	11,782
Vitesse Energy, Inc.	455	9,960
W&T Offshore, Inc.	2,049	6,680
World Kinect Corp.	1,088	24,785
		26,637,090
		29,785,701
Financials – 13.0%
Banks – 3.4%
1st Source Corp.	500	27,475
Amerant Bancorp, Inc.	649	15,946
American National Bankshares, Inc.	218	10,628
Ameris Bancorp	1,207	64,031
Ames National Corp.	260	5,548
Arrow Financial Corp.	409	11,427
Associated Banc-Corp.	2,550	54,545
Atlantic Union Bankshares Corp.	1,383	50,535
Axos Financial, Inc. (A)	1,046	57,112
Banc of California, Inc.	2,515	33,776
BancFirst Corp.	496	48,276
Bank of America Corp.	123,353	4,153,296
Bank of Hawaii Corp. (B)	678	49,128
Bank of Marin Bancorp	328	7,223
Bank OZK	1,946	96,969
BankFinancial Corp.	481	4,935
BankUnited, Inc.	1,357	44,008
Bankwell Financial Group, Inc.	211	6,368
Banner Corp.	610	32,672
Bar Harbor Bankshares	409	12,008
BayCom Corp.	336	7,926
BCB Bancorp, Inc.	437	5,615
Berkshire Hills Bancorp, Inc.	847	21,031
BOK Financial Corp.	1,118	95,757
Bridgewater Bancshares, Inc. (A)	655	8,856
Brookline Bancorp, Inc.	2,130	23,238
Business First Bancshares, Inc.	293	7,222
Byline Bancorp, Inc.	787	18,542
Cadence Bank	3,163	93,593
Cambridge Bancorp	93	6,454
Camden National Corp.	332	12,493
Capital City Bank Group, Inc.	400	11,772
Capitol Federal Financial, Inc.	1,954	12,603
Capstar Financial Holdings, Inc.	374	7,009
Cathay General Bancorp	768	34,230
Central Pacific Financial Corp.	579	11,395
Central Valley Community Bancorp	295	6,593
Chemung Financial Corp.	36	1,793
Citigroup, Inc.	29,809	1,533,375

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Citizens & Northern Corp.	324	$7,267
Citizens Financial Group, Inc.	6,380	211,433
City Holding Company	280	30,873
Civista Bancshares, Inc.	342	6,306
CNB Financial Corp.	426	9,623
Codorus Valley Bancorp, Inc.	267	6,862
Columbia Banking System, Inc.	3,639	97,089
Columbia Financial, Inc. (A)	1,909	36,806
Comerica, Inc.	2,162	120,661
Commerce Bancshares, Inc.	1,902	101,586
Community Bank System, Inc.	769	40,073
Community Trust Bancorp, Inc.	310	13,597
ConnectOne Bancorp, Inc.	882	20,207
Cullen/Frost Bankers, Inc.	1,066	115,650
Customers Bancorp, Inc. (A)	374	21,550
CVB Financial Corp.	1,133	22,875
Dime Community Bancshares, Inc.	776	20,898
Eagle Bancorp, Inc.	547	16,487
East West Bancorp, Inc.	2,254	162,175
Eastern Bankshares, Inc.	1,922	27,292
Enterprise Bancorp, Inc.	293	9,452
Enterprise Financial Services Corp.	742	33,130
Equity Bancshares, Inc., Class A	331	11,221
Esquire Financial Holdings, Inc.	215	10,741
Farmers & Merchants Bancorp, Inc.	101	2,505
FB Financial Corp.	908	36,184
Fifth Third Bancorp	9,951	343,210
Financial Institutions, Inc.	396	8,435
First Bancorp (North Carolina)	684	25,315
First Bancorp (Puerto Rico)	3,172	52,179
First Busey Corp.	1,120	27,798
First Citizens BancShares, Inc., Class A	210	297,984
First Commonwealth Financial Corp.	1,842	28,440
First Community Bankshares, Inc.	247	9,164
First Financial Bancorp	1,737	41,254
First Financial Bankshares, Inc.	2,377	72,023
First Financial Corp.	283	12,177
First Hawaiian, Inc.	2,278	52,075
First Horizon Corp.	8,848	125,288
First Internet Bancorp	220	5,322
First Interstate BancSystem, Inc., Class A	1,855	57,041
First Merchants Corp.	955	35,411
Flushing Financial Corp.	465	7,663
FNB Corp.	5,943	81,835
Fulton Financial Corp.	2,254	37,101
FVCBankcorp, Inc. (A)	533	7,569
German American Bancorp, Inc.	635	20,580
Glacier Bancorp, Inc.	1,905	78,715
Great Southern Bancorp, Inc.	260	15,431
Guaranty Bancshares, Inc.	278	9,346
Hancock Whitney Corp.	1,414	68,706
Hanmi Financial Corp.	645	12,513
HarborOne Bancorp, Inc.	1,175	14,077
Heartland Financial USA, Inc.	771	28,997
Heritage Commerce Corp.	1,034	10,257
Heritage Financial Corp.	708	15,144
Hilltop Holdings, Inc.	1,026	36,125
Home Bancorp, Inc.	185	7,772
Home BancShares, Inc.	3,102	78,574
HomeStreet, Inc.	395	4,069
Hope Bancorp, Inc.	2,344	28,316
Horizon Bancorp, Inc.	928	13,280
Huntington Bancshares, Inc.	20,983	266,904
Independent Bank Corp. (Massachusetts)	711	46,791
Independent Bank Corp. (Michigan)	491	12,776
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Independent Bank Group, Inc.	753	$38,313
International Bancshares Corp.	802	43,565
Investar Holding Corp.	319	4,756
JPMorgan Chase & Co.	45,148	7,679,675
Kearny Financial Corp.	1,435	12,872
KeyCorp	14,999	215,986
Lakeland Bancorp, Inc.	1,308	19,345
Lakeland Financial Corp.	456	29,713
Live Oak Bancshares, Inc.	804	36,582
Luther Burbank Corp. (A)	1,133	12,134
M&T Bank Corp.	2,538	347,909
Macatawa Bank Corp.	926	10,445
Mercantile Bank Corp.	362	14,618
Metropolitan Bank Holding Corp. (A)	184	10,190
Midland States Bancorp, Inc.	539	14,855
MidWestOne Financial Group, Inc.	336	9,042
MVB Financial Corp.	285	6,430
National Bank Holdings Corp., Class A	697	25,921
National Bankshares, Inc.	168	5,435
NBT Bancorp, Inc.	501	20,997
New York Community Bancorp, Inc.	8,838	90,413
Nicolet Bankshares, Inc.	67	5,392
Northfield Bancorp, Inc.	1,000	12,580
Northrim BanCorp, Inc.	150	8,582
Northwest Bancshares, Inc.	2,105	26,270
Norwood Financial Corp.	211	6,944
NU Holdings, Ltd., Class A (A)	56,681	472,153
OceanFirst Financial Corp.	1,155	20,051
OFG Bancorp	931	34,894
Old National Bancorp	4,312	72,830
Old Second Bancorp, Inc.	816	12,599
Origin Bancorp, Inc.	516	18,354
Pacific Premier Bancorp, Inc.	1,278	37,203
Park National Corp.	210	27,901
Pathward Financial, Inc.	521	27,577
Peapack-Gladstone Financial Corp.	397	11,839
Peoples Bancorp of North Carolina, Inc.	98	2,959
Peoples Bancorp, Inc.	711	24,003
Pinnacle Financial Partners, Inc.	1,285	112,078
Ponce Financial Group, Inc. (A)	702	6,852
Popular, Inc.	829	68,036
Preferred Bank	294	21,477
Premier Financial Corp.	804	19,376
Primis Financial Corp.	655	8,292
Princeton Bancorp, Inc.	226	8,113
Prosperity Bancshares, Inc.	1,071	72,539
Provident Bancorp, Inc. (A)	54	544
Provident Financial Services, Inc.	1,019	18,373
QCR Holdings, Inc.	349	20,378
RBB Bancorp	407	7,749
Red River Bancshares, Inc.	155	8,697
Regions Financial Corp.	13,501	261,649
Renasant Corp.	1,005	33,848
Republic Bancorp, Inc., Class A	350	19,306
S&T Bancorp, Inc.	768	25,667
Sandy Spring Bancorp, Inc.	750	20,430
Seacoast Banking Corp. of Florida	1,097	31,221
ServisFirst Bancshares, Inc.	848	56,502
Shore Bancshares, Inc.	488	6,954
Sierra Bancorp	373	8,411
Simmons First National Corp., Class A	2,304	45,711
South Plains Financial, Inc.	415	12,018
Southern First Bancshares, Inc. (A)	207	7,680
Southern Missouri Bancorp, Inc.	206	10,998
Southside Bancshares, Inc.	667	20,890

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
SouthState Corp.	1,302	$109,954
Stellar Bancorp, Inc.	998	27,784
Sterling Bancorp, Inc. (A)	1,248	7,201
Stock Yards Bancorp, Inc.	419	21,574
Summit Financial Group, Inc.	329	10,097
Synovus Financial Corp.	2,472	93,071
Territorial Bancorp, Inc.	238	2,654
Texas Capital Bancshares, Inc. (A)	863	55,776
The Bancorp, Inc. (A)	1,009	38,907
The First Bancorp, Inc.	302	8,522
The First of Long Island Corp.	570	7,547
The PNC Financial Services Group, Inc.	6,125	948,456
Timberland Bancorp, Inc.	79	2,485
Tompkins Financial Corp.	290	17,467
Towne Bank	1,355	40,325
TriCo Bancshares	622	26,727
Triumph Financial, Inc. (A)	443	35,520
Truist Financial Corp.	20,174	744,824
Trustmark Corp.	1,112	31,003
U.S. Bancorp	23,320	1,009,290
UMB Financial Corp.	475	39,686
United Bankshares, Inc.	2,146	80,582
United Community Banks, Inc.	1,695	49,596
Unity Bancorp, Inc.	266	7,871
Univest Financial Corp.	651	14,342
Valley National Bancorp	7,874	85,512
Veritex Holdings, Inc.	1,027	23,898
WaFd, Inc.	1,028	33,883
Washington Trust Bancorp, Inc.	335	10,847
Webster Financial Corp.	2,933	148,879
Wells Fargo & Company	56,831	2,797,222
WesBanco, Inc.	1,118	35,072
West BanCorp, Inc.	410	8,692
Western Alliance Bancorp	1,809	119,014
Western New England Bancorp, Inc.	652	5,868
Wintrust Financial Corp.	1,028	95,347
WSFS Financial Corp.	1,111	51,028
Zions Bancorp NA	2,266	99,409
		27,344,651
Capital markets – 3.1%
Affiliated Managers Group, Inc.	469	71,016
AlTi Global, Inc. (A)	2,388	20,919
Ameriprise Financial, Inc.	1,576	598,612
Ares Management Corp., Class A	2,810	334,165
Artisan Partners Asset Management, Inc., Class A	1,162	51,337
AssetMark Financial Holdings, Inc. (A)	1,278	38,276
Associated Capital Group, Inc., Class A	130	4,642
Bain Capital Specialty Finance, Inc.	569	8,575
Barings BDC, Inc.	1,343	11,523
Beneficient, Class A (A)	5,455	2,652
BGC Group, Inc., Class A	5,719	41,291
BlackRock Capital Investment Corp.	2,031	7,860
BlackRock TCP Capital Corp.	538	6,209
BlackRock, Inc.	2,315	1,879,317
Blue Owl Capital, Inc.	6,668	99,353
Bridge Investment Group Holdings, Inc., Class A	617	6,034
Brightsphere Investment Group, Inc.	415	7,951
Capital Southwest Corp.	445	10,547
Carlyle Secured Lending, Inc.	398	5,954
Cboe Global Markets, Inc.	1,712	305,695
CME Group, Inc.	5,614	1,182,308
Cohen & Steers, Inc.	825	62,477
Coinbase Global, Inc., Class A (A)	2,915	506,977
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Diamond Hill Investment Group, Inc.	65	$10,763
Donnelley Financial Solutions, Inc. (A)	521	32,495
Ellington Financial, Inc.	880	11,185
Evercore, Inc., Class A	649	111,011
FactSet Research Systems, Inc.	581	277,166
Federated Hermes, Inc.	1,473	49,876
Fidus Investment Corp.	537	10,574
Forge Global Holdings, Inc. (A)	2,536	8,698
Franklin Resources, Inc.	7,328	218,301
GCM Grosvenor, Inc., Class A	217	1,944
Gladstone Capital Corp.	801	8,571
Gladstone Investment Corp. (B)	740	10,471
Golub Capital BDC, Inc.	297	4,485
Hamilton Lane, Inc., Class A	644	73,055
Houlihan Lokey, Inc.	832	99,765
Interactive Brokers Group, Inc., Class A	1,612	133,635
Intercontinental Exchange, Inc.	8,714	1,119,139
Invesco, Ltd.	6,104	108,895
Jefferies Financial Group, Inc.	3,211	129,757
KKR & Company, Inc.	13,391	1,109,444
Lazard, Ltd., Class A	1,833	63,788
LPL Financial Holdings, Inc.	1,174	267,226
MarketAxess Holdings, Inc.	613	179,517
MidCap Financial Investment Corp.	512	7,004
Moelis & Company, Class A	1,086	60,957
Monroe Capital Corp.	561	3,963
Moody's Corp.	2,837	1,108,019
Morgan Stanley	25,797	2,405,570
Morningstar, Inc.	696	199,223
MSCI, Inc.	1,214	686,699
Nasdaq, Inc.	7,541	438,434
Northern Trust Corp.	3,158	266,472
Open Lending Corp. (A)	2,053	17,471
Oppenheimer Holdings, Inc., Class A	169	6,983
Oxford Square Capital Corp.	1,411	4,035
P10, Inc., Class A	510	5,212
P10, Inc., Class B	665	6,796
PennantPark Floating Rate Capital, Ltd.	759	9,184
PennantPark Investment Corp.	1,644	11,360
Perella Weinberg Partners	815	9,967
Piper Sandler Companies	301	52,636
Portman Ridge Finance Corp.	262	4,766
Raymond James Financial, Inc.	3,248	362,152
Robinhood Markets, Inc., Class A (A)	12,450	158,613
S&P Global, Inc.	4,930	2,171,764
SEI Investments Company	2,103	133,646
SLR Investment Corp.	420	6,313
State Street Corp.	4,845	375,294
Stellus Capital Investment Corp.	468	6,014
StepStone Group, Inc., Class A	1,110	35,331
Stifel Financial Corp.	1,702	117,693
StoneX Group, Inc. (A)	526	38,835
T. Rowe Price Group, Inc.	3,315	356,992
The Bank of New York Mellon Corp.	11,957	622,362
The Blackstone Group, Inc.	10,976	1,436,978
The Carlyle Group, Inc.	5,845	237,833
The Charles Schwab Corp.	27,394	1,884,707
The Goldman Sachs Group, Inc.	5,138	1,982,086
TPG, Inc.	1,243	53,660
Tradeweb Markets, Inc., Class A	1,792	162,857
TriplePoint Venture Growth BDC Corp.	568	6,168
Victory Capital Holdings, Inc., Class A	1,216	41,879
Virtu Financial, Inc., Class A	1,673	33,895
Virtus Investment Partners, Inc.	128	30,945
WhiteHorse Finance, Inc.	557	6,851

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
WisdomTree, Inc.	2,831	$19,619
		24,890,689
Consumer finance – 0.6%
Ally Financial, Inc.	4,836	168,873
American Express Company	11,415	2,138,486
Atlanticus Holdings Corp. (A)	234	9,049
Bread Financial Holdings, Inc.	803	26,451
Capital One Financial Corp.	5,844	766,265
Consumer Portfolio Services, Inc. (A)	225	2,108
Credit Acceptance Corp. (A)	209	111,341
Discover Financial Services	3,815	428,806
Encore Capital Group, Inc. (A)	412	20,909
Enova International, Inc. (A)	563	31,168
EZCORP, Inc., Class A (A)	1,126	9,841
FirstCash Holdings, Inc.	788	85,411
Green Dot Corp., Class A (A)	978	9,682
LendingClub Corp. (A)	511	4,466
LendingTree, Inc. (A)	258	7,823
Medallion Financial Corp.	113	1,113
MoneyLion, Inc. (A)	82	5,141
Navient Corp.	2,060	38,357
Nelnet, Inc., Class A	367	32,377
NerdWallet, Inc., Class A (A)	636	9,362
OneMain Holdings, Inc.	1,891	93,037
Oportun Financial Corp. (A)	464	1,814
PRA Group, Inc. (A)	701	18,366
PROG Holdings, Inc. (A)	872	26,954
Regional Management Corp.	205	5,141
SLM Corp.	3,985	76,193
SoFi Technologies, Inc. (A)	14,760	146,862
Synchrony Financial	6,260	239,069
Upstart Holdings, Inc. (A)(B)	1,379	56,346
World Acceptance Corp. (A)	124	16,186
		4,586,997
Financial services – 4.0%
Acacia Research Corp. (A)	1,092	4,281
Affirm Holdings, Inc. (A)	3,833	188,354
A-Mark Precious Metals, Inc.	482	14,581
Apollo Global Management, Inc.	8,832	823,054
AvidXchange Holdings, Inc. (A)	3,067	38,000
Berkshire Hathaway, Inc., Class A (A)	9	4,883,625
Berkshire Hathaway, Inc., Class B (A)	20,430	7,286,564
Block, Inc. (A)	8,691	672,249
Cannae Holdings, Inc. (A)	1,126	21,968
Cass Information Systems, Inc.	256	11,533
Corebridge Financial, Inc.	1,333	28,873
Enact Holdings, Inc.	2,321	67,054
Equitable Holdings, Inc.	5,361	178,521
Euronet Worldwide, Inc. (A)	845	85,759
Federal Agricultural Mortgage Corp., Class C	173	33,081
Federal National Mortgage Association (A)	8,554	9,153
Fidelity National Information Services, Inc.	9,627	578,294
Fiserv, Inc. (A)	9,473	1,258,393
FleetCor Technologies, Inc. (A)	1,124	317,654
Flywire Corp. (A)	1,698	39,309
Global Payments, Inc.	3,982	505,714
i3 Verticals, Inc., Class A (A)	424	8,976
International Money Express, Inc. (A)	496	10,957
Jack Henry & Associates, Inc.	1,176	192,170
Jackson Financial, Inc., Class A	1,256	64,307
LoanDepot, Inc., Class A (A)	82	289
Marqeta, Inc., Class A (A)	7,428	51,847
Mastercard, Inc., Class A	14,511	6,189,087
Merchants Bancorp	829	35,299
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Financial services (continued)
MGIC Investment Corp.	2,381	$45,929
Mr. Cooper Group, Inc. (A)	340	22,141
NCR Atleos Corp. (A)	1,141	27,715
NewtekOne, Inc.	477	6,583
NMI Holdings, Inc., Class A (A)	1,463	43,422
Ocwen Financial Corp. (A)	165	5,075
PagSeguro Digital, Ltd., Class A (A)	2,248	28,033
Paymentus Holdings, Inc., Class A (A)	578	10,329
Payoneer Global, Inc. (A)	5,500	28,655
PayPal Holdings, Inc. (A)	16,847	1,034,574
Paysign, Inc. (A)	1,105	3,094
PennyMac Financial Services, Inc.	824	72,817
Priority Technology Holdings, Inc. (A)	1,154	4,108
Radian Group, Inc.	2,549	72,774
Remitly Global, Inc. (A)	2,668	51,813
Rocket Companies, Inc., Class A (A)(B)	499	7,226
Shift4 Payments, Inc., Class A (A)	852	63,338
TFS Financial Corp.	3,937	57,835
The Western Union Company	5,964	71,091
Toast, Inc., Class A (A)	5,509	100,594
TrustCo Bank Corp. NY	400	12,420
Visa, Inc., Class A	24,940	6,493,129
Voya Financial, Inc.	1,552	113,234
Walker & Dunlop, Inc.	566	62,832
WEX, Inc. (A)	623	121,205
		32,158,912
Insurance – 1.8%
Aflac, Inc.	9,664	797,280
American Coastal Insurance Corp. (A)	2,343	22,165
American Equity Investment Life Holding Company (A)	1,278	71,312
American Financial Group, Inc.	1,282	152,417
American International Group, Inc.	11,267	763,339
AMERISAFE, Inc.	412	19,273
Aon PLC, Class A	3,147	915,840
Arch Capital Group, Ltd. (A)	5,800	430,766
Arthur J. Gallagher & Company	3,375	758,970
Assurant, Inc.	835	140,689
Assured Guaranty, Ltd.	997	74,606
Axis Capital Holdings, Ltd.	1,428	79,068
Bright Health Group, Inc. (A)	128	977
Brighthouse Financial, Inc. (A)	1,236	65,409
Brown & Brown, Inc.	4,311	306,555
BRP Group, Inc., Class A (A)	1,065	25,581
Cincinnati Financial Corp.	2,553	264,133
CNA Financial Corp.	4,244	179,564
CNO Financial Group, Inc.	2,084	58,144
Crawford & Company, Class B	1,283	16,782
Donegal Group, Inc., Class A	786	10,996
eHealth, Inc. (A)	490	4,273
Employers Holdings, Inc.	594	23,404
Enstar Group, Ltd. (A)	223	65,640
Erie Indemnity Company, Class A	756	253,200
Everest Group, Ltd.	619	218,866
F&G Annuities & Life, Inc.	1,837	84,502
Fidelity National Financial, Inc.	4,470	228,059
First American Financial Corp.	1,651	106,390
Genworth Financial, Inc., Class A (A)	7,530	50,300
Globe Life, Inc.	1,345	163,713
GoHealth, Inc., Class A (A)	146	1,948
Goosehead Insurance, Inc., Class A (A)	367	27,819
Hagerty, Inc., Class A (A)	1,692	13,198
HCI Group, Inc.	170	14,858
Heritage Insurance Holdings, Inc. (A)	734	4,786
Hippo Holdings, Inc. (A)	362	3,301

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Horace Mann Educators Corp.	841	$27,501
Investors Title Company	50	8,107
Kemper Corp.	1,124	54,705
Kinsale Capital Group, Inc.	390	130,615
Lemonade, Inc. (A)(B)	1,150	18,550
Lincoln National Corp.	2,877	77,593
Loews Corp.	797	55,463
Maiden Holdings, Ltd. (A)	1,154	2,643
Markel Group, Inc. (A)	212	301,019
Marsh & McLennan Companies, Inc.	7,697	1,458,351
MBIA, Inc. (A)	1,050	6,426
Mercury General Corp.	1,013	37,795
MetLife, Inc.	11,695	773,390
National Western Life Group, Inc., Class A	35	16,906
NI Holdings, Inc. (A)	641	8,327
Old Republic International Corp.	4,621	135,857
Oscar Health, Inc., Class A (A)	3,277	29,985
Palomar Holdings, Inc. (A)	466	25,863
Primerica, Inc.	609	125,308
Principal Financial Group, Inc.	3,679	289,427
ProAssurance Corp.	1,099	15,155
Prudential Financial, Inc.	5,623	583,161
Reinsurance Group of America, Inc.	964	155,956
RenaissanceRe Holdings, Ltd.	725	142,100
RLI Corp.	774	103,035
Root, Inc., Class A (A)	229	2,400
Ryan Specialty Holdings, Inc. (A)	1,884	81,050
Safety Insurance Group, Inc.	323	24,545
Selective Insurance Group, Inc.	976	97,092
Stewart Information Services Corp.	487	28,611
The Allstate Corp.	4,232	592,395
The Hanover Insurance Group, Inc.	568	68,967
The Hartford Financial Services Group, Inc.	4,667	375,133
The Progressive Corp.	9,455	1,505,992
The Travelers Companies, Inc.	3,483	663,477
Trupanion, Inc. (A)(B)	706	21,540
United Fire Group, Inc.	546	10,986
Universal Insurance Holdings, Inc.	656	10,483
Unum Group	2,944	133,128
W.R. Berkley Corp.	3,913	276,727
White Mountains Insurance Group, Ltd.	37	55,685
		14,949,572
Mortgage real estate investment trusts – 0.1%
AG Mortgage Investment Trust, Inc.	80	508
AGNC Investment Corp.	7,978	78,264
Angel Oak Mortgage REIT, Inc.	160	1,696
Annaly Capital Management, Inc.	6,736	130,476
Apollo Commercial Real Estate Finance, Inc.	2,544	29,867
Arbor Realty Trust, Inc.	2,539	38,542
Ares Commercial Real Estate Corp.	789	8,174
ARMOUR Residential REIT, Inc.	952	18,393
Blackstone Mortgage Trust, Inc., Class A	2,768	58,875
BrightSpire Capital, Inc.	2,589	19,262
Chicago Atlantic Real Estate Finance, Inc.	109	1,764
Chimera Investment Corp.	3,772	18,822
Claros Mortgage Trust, Inc.	1,986	27,069
Dynex Capital, Inc.	611	7,650
Ellington Residential Mortgage REIT	471	2,887
Franklin BSP Realty Trust, Inc.	891	12,037
Granite Point Mortgage Trust, Inc.	1,105	6,564
Great Ajax Corp.	553	2,931
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,402	38,667
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Invesco Mortgage Capital, Inc.	352	$3,119
KKR Real Estate Finance Trust, Inc.	1,084	14,341
Ladder Capital Corp.	2,439	28,073
MFA Financial, Inc.	1,816	20,466
New York Mortgage Trust, Inc.	1,306	11,140
Orchid Island Capital, Inc.	327	2,757
PennyMac Mortgage Investment Trust	1,708	25,535
Ready Capital Corp.	2,537	26,004
Redwood Trust, Inc.	2,127	15,761
Rithm Capital Corp.	7,947	84,874
Starwood Property Trust, Inc.	5,131	107,854
TPG RE Finance Trust, Inc.	1,656	10,764
Two Harbors Investment Corp.	1,453	20,240
		873,376
		104,804,197
Health care – 11.8%
Biotechnology – 2.3%
2seventy bio, Inc. (A)	648	2,767
4D Molecular Therapeutics, Inc. (A)	535	10,839
89bio, Inc. (A)	819	9,148
Aadi Bioscience, Inc. (A)	394	796
AbbVie, Inc.	27,361	4,240,134
Abeona Therapeutics, Inc. (A)	280	1,403
Absci Corp. (A)	1,544	6,485
ACADIA Pharmaceuticals, Inc. (A)	2,745	85,946
ACELYRIN, Inc. (A)	1,401	10,451
Achieve Life Sciences, Inc. (A)	170	700
Achillion Pharmaceuticals, Inc. (A)(C)	3,410	5,181
Actinium Pharmaceuticals, Inc. (A)	204	1,036
Acumen Pharmaceuticals, Inc. (A)	3,875	14,880
Acurx Pharmaceuticals, Inc. (A)	299	1,145
Adicet Bio, Inc. (A)	663	1,253
ADMA Biologics, Inc. (A)	1,384	6,256
Aduro Biotech, Inc. (A)(C)	312	773
Aerovate Therapeutics, Inc. (A)	391	8,848
Agenus, Inc. (A)	4,630	3,833
Agios Pharmaceuticals, Inc. (A)	969	21,580
Akero Therapeutics, Inc. (A)	754	17,606
Akouos, Inc. (A)(C)	504	912
Albireo Pharma, Inc. (A)(C)	301	647
Aldeyra Therapeutics, Inc. (A)	1,138	3,994
Alector, Inc. (A)	1,508	12,034
Alkermes PLC (A)	2,773	76,923
Allakos, Inc. (A)	1,352	3,691
Allogene Therapeutics, Inc. (A)	2,589	8,311
Allovir, Inc. (A)	1,480	1,006
Alnylam Pharmaceuticals, Inc. (A)	1,971	377,269
Alpine Immune Sciences, Inc. (A)	715	13,628
Altimmune, Inc. (A)	801	9,011
ALX Oncology Holdings, Inc. (A)(B)	659	9,813
Ambit Biosciences Corp. (A)(C)	515	278
Ambrx Biopharma, Inc. (A)	1,512	21,531
Amgen, Inc.	8,275	2,383,366
Amicus Therapeutics, Inc. (A)	4,686	66,494
AnaptysBio, Inc. (A)	530	11,353
Anavex Life Sciences Corp. (A)(B)	431	4,013
Anika Therapeutics, Inc. (A)	288	6,526
Annexon, Inc. (A)	896	4,068
Annovis Bio, Inc. (A)	176	3,291
Apellis Pharmaceuticals, Inc. (A)	1,786	106,910
Applied Therapeutics, Inc. (A)	1,067	3,574
Arbutus Biopharma Corp. (A)	1,653	4,133
Arcellx, Inc. (A)	707	39,239
Arcturus Therapeutics Holdings, Inc. (A)	330	10,405
Arcus Biosciences, Inc. (A)	1,192	22,767

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Arcutis Biotherapeutics, Inc. (A)	1,116	$3,605
Ardelyx, Inc. (A)	3,046	18,885
Arrowhead Pharmaceuticals, Inc. (A)	1,775	54,315
ARS Pharmaceuticals, Inc. (A)(B)	4,464	24,463
Astria Therapeutics, Inc. (A)	352	2,703
Atara Biotherapeutics, Inc. (A)	1,915	982
aTyr Pharma, Inc. (A)	237	334
Aura Biosciences, Inc. (A)	531	4,705
Avid Bioservices, Inc. (A)	992	6,448
Avidity Biosciences, Inc. (A)	920	8,326
Avita Medical, Inc. (A)	216	2,964
Beam Therapeutics, Inc. (A)	1,146	31,194
BioAtla, Inc. (A)	872	2,145
BioCryst Pharmaceuticals, Inc. (A)	2,966	17,766
Biogen, Inc. (A)	2,198	568,776
Biohaven, Ltd. (A)	1,091	46,695
BioMarin Pharmaceutical, Inc. (A)	3,057	294,756
Biomea Fusion, Inc. (A)(B)	543	7,884
BioVie, Inc. (A)	667	840
Bioxcel Therapeutics, Inc. (A)(B)	460	1,357
Black Diamond Therapeutics, Inc. (A)	960	2,698
Bluebird Bio, Inc. (A)	1,199	1,655
Blueprint Medicines Corp. (A)	1,002	92,424
Bridgebio Pharma, Inc. (A)	2,543	102,661
C4 Therapeutics, Inc. (A)	755	4,266
Cabaletta Bio, Inc. (A)	570	12,939
Capricor Therapeutics, Inc. (A)	749	3,663
Cardiff Oncology, Inc. (A)	1,316	1,948
CareDx, Inc. (A)	890	10,680
Caribou Biosciences, Inc. (A)	936	5,363
Carisma Therapeutics, Inc.	96	281
Catalyst Pharmaceuticals, Inc. (A)	1,738	29,216
Celcuity, Inc. (A)	202	2,943
Celldex Therapeutics, Inc. (A)	768	30,459
CEL-SCI Corp. (A)	784	2,132
Century Therapeutics, Inc. (A)	839	2,785
Cerevel Therapeutics Holdings, Inc. (A)	2,518	106,763
Checkpoint Therapeutics, Inc. (A)	243	556
Chinook Therapeutics, Inc. (A)(C)	965	376
Cibus, Inc. (A)(B)	746	14,651
Cogent Biosciences, Inc. (A)	1,064	6,256
Coherus Biosciences, Inc. (A)	1,434	4,775
Compass Therapeutics, Inc. (A)	1,405	2,192
Concert Pharmaceuticals, Inc. (A)(C)	1,064	394
Corvus Pharmaceuticals, Inc. (A)	153	269
Crinetics Pharmaceuticals, Inc. (A)	797	28,357
Cue Biopharma, Inc. (A)	664	1,753
Cullinan Oncology, Inc. (A)	632	6,440
Cyteir Therapeutics, Inc. (A)	402	1,222
Cytokinetics, Inc. (A)	1,511	126,153
CytomX Therapeutics, Inc. (A)	1,192	1,848
Day One Biopharmaceuticals, Inc. (A)	1,178	17,199
Decibel Therapeutics, Inc. (A)(C)	543	494
Deciphera Pharmaceuticals, Inc. (A)	1,040	16,775
Denali Therapeutics, Inc. (A)	2,200	47,212
DermTech, Inc. (A)	483	845
Design Therapeutics, Inc. (A)	844	2,237
DiaMedica Therapeutics, Inc. (A)	297	843
Dianthus Therapeutics, Inc. (A)	1,178	12,251
Disc Medicine, Inc. (A)	422	24,375
Dynavax Technologies Corp. (A)	1,983	27,722
Dyne Therapeutics, Inc. (A)	932	12,396
Eagle Pharmaceuticals, Inc. (A)	259	1,355
Editas Medicine, Inc. (A)	1,143	11,579
Emergent BioSolutions, Inc. (A)	921	2,210
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Enanta Pharmaceuticals, Inc. (A)	370	$3,482
Entrada Therapeutics, Inc. (A)	489	7,379
Erasca, Inc. (A)(B)	2,011	4,283
Evelo Biosciences, Inc. (A)	129	8
Exact Sciences Corp. (A)	2,925	216,392
Exelixis, Inc. (A)	5,369	128,802
Fate Therapeutics, Inc. (A)	1,608	6,014
Fennec Pharmaceuticals, Inc. (A)	279	3,130
Flexion Therapeutics, Inc. (A)(C)	867	684
Foghorn Therapeutics, Inc. (A)	709	4,573
G1 Therapeutics, Inc. (A)	826	2,519
Gain Therapeutics, Inc. (A)	90	294
Genelux Corp. (A)	553	7,748
Generation Bio Company (A)	1,161	1,916
Geron Corp. (A)	5,962	12,580
Gilead Sciences, Inc.	19,235	1,558,227
GlycoMimetics, Inc. (A)	933	2,202
Graphite Bio, Inc. (A)	889	2,329
Greenwich Lifesciences, Inc. (A)	209	2,199
Gritstone bio, Inc. (A)	1,336	2,725
GTX Corp. (A)(C)	38	0
Halozyme Therapeutics, Inc. (A)	2,283	84,380
HilleVax, Inc. (A)	527	8,458
Humacyte, Inc. (A)	1,629	4,626
Icosavax, Inc. (A)	737	11,615
Ideaya Biosciences, Inc. (A)	764	27,183
IGM Biosciences, Inc. (A)(B)	556	4,620
Immuneering Corp., Class A (A)	361	2,653
Immunic, Inc. (A)	884	1,326
ImmunityBio, Inc. (A)(B)	10,318	51,796
ImmunoGen, Inc. (A)	3,506	103,953
Immunome, Inc. (A)	505	5,404
Immunovant, Inc. (A)	2,107	88,768
Incyte Corp. (A)	3,667	230,251
Inhibrx, Inc. (A)	704	26,752
Inmune Bio, Inc. (A)	459	5,168
Inozyme Pharma, Inc. (A)	4,241	18,067
Insmed, Inc. (A)	2,162	67,000
Intellia Therapeutics, Inc. (A)	1,380	42,076
Invivyd, Inc. (A)	1,879	7,403
Ionis Pharmaceuticals, Inc. (A)	2,363	119,544
Iovance Biotherapeutics, Inc. (A)	2,904	23,610
Ironwood Pharmaceuticals, Inc. (A)	2,657	30,396
iTeos Therapeutics, Inc. (A)	554	6,066
Janux Therapeutics, Inc. (A)	645	6,921
Jounce Therapeutics, Inc. (A)(C)	372	3
KalVista Pharmaceuticals, Inc. (A)	408	4,998
Karuna Therapeutics, Inc. (A)	545	172,498
Karyopharm Therapeutics, Inc. (A)	1,275	1,103
Keros Therapeutics, Inc. (A)	439	17,455
Kiniksa Pharmaceuticals, Ltd., Class A (A)	636	11,155
Kinnate Biopharma, Inc. (A)	686	1,626
Kodiak Sciences, Inc. (A)	899	2,733
Kronos Bio, Inc. (A)	1,099	1,374
Krystal Biotech, Inc. (A)	395	49,004
Kura Oncology, Inc. (A)	1,043	14,998
Kymera Therapeutics, Inc. (A)	885	22,532
Lantern Pharma, Inc. (A)	174	745
Larimar Therapeutics, Inc. (A)	656	2,985
Legend Biotech Corp., ADR (A)	2,721	163,723
Lyell Immunopharma, Inc. (A)	3,975	7,712
MacroGenics, Inc. (A)	1,201	11,554
Madrigal Pharmaceuticals, Inc. (A)	285	65,943
Magenta Therapeutics, Inc. (A)(C)	2,418	118
MannKind Corp. (A)	4,112	14,968

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
MeiraGTx Holdings PLC (A)	698	$4,900
Merrimack Pharmaceuticals, Inc. (A)	204	2,736
Mersana Therapeutics, Inc. (A)	1,566	3,633
MiMedx Group, Inc. (A)	706	6,192
Mineralys Therapeutics, Inc. (A)	370	3,182
Mirati Therapeutics, Inc. (A)	902	52,993
Mirum Pharmaceuticals, Inc. (A)	650	19,188
Moderna, Inc. (A)	5,879	584,667
Monte Rosa Therapeutics, Inc. (A)	877	4,955
Morphic Holding, Inc. (A)	687	19,841
Mural Oncology PLC (A)	277	1,640
Myriad Genetics, Inc. (A)	1,391	26,624
Natera, Inc. (A)	1,772	110,998
Neurocrine Biosciences, Inc. (A)	1,582	208,444
NextCure, Inc. (A)	542	618
Nkarta, Inc. (A)	741	4,891
Northwest Biotherapeutics, Inc. (A)(B)	11,656	8,171
Novavax, Inc. (A)(B)	1,306	6,269
Nurix Therapeutics, Inc. (A)	762	7,864
Nuvalent, Inc., Class A (A)	831	61,153
Nuvectis Pharma, Inc. (A)	46	384
Ocean Biomedical, Inc. (A)	129	85
Olema Pharmaceuticals, Inc. (A)	673	9,442
Omega Therapeutics, Inc. (A)	866	2,607
Omthera Pharmaceuticals, Inc. (A)(C)	498	0
Organogenesis Holdings, Inc. (A)	2,172	8,883
ORIC Pharmaceuticals, Inc. (A)	3,068	28,226
Palatin Technologies, Inc. (A)	107	426
Paratek Pharmaceuticals, Inc. (A)(C)	901	72
Pardes Biosciences, Inc. (A)(C)	703	21
PDL BioPharma, Inc. (A)(C)	1,734	1,405
PDS Biotechnology Corp. (A)	567	2,818
PepGen, Inc. (A)	376	2,557
PMV Pharmaceuticals, Inc. (A)	729	2,260
Poseida Therapeutics, Inc. (A)	1,586	5,329
Praxis Precision Medicines, Inc. (A)	88	1,961
Precigen, Inc. (A)(B)	3,305	4,429
Prelude Therapeutics, Inc. (A)	793	3,386
Prime Medicine, Inc. (A)(B)	1,235	10,942
Protagonist Therapeutics, Inc. (A)	791	18,138
Protalix BioTherapeutics, Inc. (A)	510	908
Prothena Corp. PLC (A)	569	20,677
PTC Therapeutics, Inc. (A)	1,210	33,348
Puma Biotechnology, Inc. (A)	890	3,854
Pyxis Oncology, Inc. (A)	721	1,298
Rallybio Corp. (A)	561	1,341
RAPT Therapeutics, Inc. (A)	543	13,494
Recursion Pharmaceuticals, Inc., Class A (A)	2,871	28,308
Regeneron Pharmaceuticals, Inc. (A)	1,651	1,450,057
REGENXBIO, Inc. (A)	771	13,839
Relay Therapeutics, Inc. (A)	1,927	21,216
Reneo Pharmaceuticals, Inc. (A)	651	1,042
Replimune Group, Inc. (A)	778	6,559
REVOLUTION Medicines, Inc. (A)	2,279	65,362
Rhythm Pharmaceuticals, Inc. (A)	921	42,338
Rocket Pharmaceuticals, Inc. (A)	1,269	38,032
Sage Therapeutics, Inc. (A)	1,024	22,190
Sana Biotechnology, Inc. (A)	3,178	12,966
Sarepta Therapeutics, Inc. (A)	1,435	138,377
Savara, Inc. (A)	2,744	12,897
Scholar Rock Holding Corp. (A)	838	15,754
SELLAS Life Sciences Group, Inc. (A)	418	443
Sera Prognostics, Inc., Class A (A)	414	2,476
Seres Therapeutics, Inc. (A)	2,022	2,831
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Spectrum Pharmaceuticals, Inc. (A)(C)	3,285	$263
Spero Therapeutics, Inc. (A)	623	916
SpringWorks Therapeutics, Inc. (A)	998	36,427
Stoke Therapeutics, Inc. (A)	722	3,798
Summit Therapeutics, Inc. (A)	9,951	25,972
Sutro Biopharma, Inc. (A)	868	3,724
Syndax Pharmaceuticals, Inc. (A)	887	19,168
Synergy Pharmaceuticals, Inc. (A)(C)	6,230	18
Syros Pharmaceuticals, Inc. (A)	285	2,220
Tango Therapeutics, Inc. (A)	1,408	13,939
Taysha Gene Therapies, Inc. (A)	1,015	1,797
Tenaya Therapeutics, Inc. (A)	1,121	3,632
TG Therapeutics, Inc. (A)	2,388	40,787
Tourmaline Bio, Inc.	93	2,435
Travere Therapeutics, Inc. (A)	1,004	9,026
TScan Therapeutics, Inc. (A)	684	3,988
Twist Bioscience Corp. (A)	907	33,432
Tyra Biosciences, Inc. (A)	661	9,155
Ultragenyx Pharmaceutical, Inc. (A)	1,176	56,236
United Therapeutics Corp. (A)	746	164,038
UNITY Biotechnology, Inc. (A)	109	210
UroGen Pharma, Ltd. (A)	495	7,425
Vanda Pharmaceuticals, Inc. (A)	1,167	4,925
Vaxcyte, Inc. (A)	1,279	80,321
Vaxxinity, Inc., Class A (A)	2,459	2,090
Vera Therapeutics, Inc. (A)	551	8,474
Veracyte, Inc. (A)	1,160	31,912
Vericel Corp. (A)	832	29,628
Vertex Pharmaceuticals, Inc. (A)	3,999	1,627,153
Verve Therapeutics, Inc. (A)	968	13,494
Vigil Neuroscience, Inc. (A)	449	1,518
Viking Therapeutics, Inc. (A)	1,415	26,333
Vir Biotechnology, Inc. (A)	2,215	22,283
Viridian Therapeutics, Inc. (A)	614	13,373
Vor BioPharma, Inc. (A)	854	1,922
Voyager Therapeutics, Inc. (A)	883	7,453
Werewolf Therapeutics, Inc. (A)	415	1,602
XBiotech, Inc. (A)	761	3,044
Xencor, Inc. (A)	1,071	22,737
XOMA Corp. (A)	228	4,218
Y-mAbs Therapeutics, Inc. (A)	853	5,817
Zentalis Pharmaceuticals, Inc. (A)	900	13,635
Zura Bio, Ltd. (A)	2,071	9,672
Zymeworks, Inc. (A)	272	2,826
		18,618,723
Health care equipment and supplies – 2.3%
Abbott Laboratories	26,842	2,954,499
ABIOMED, Inc. (A)(C)	788	12,230
Accuray, Inc. (A)	2,141	6,059
Align Technology, Inc. (A)	1,147	314,278
Alphatec Holdings, Inc. (A)	1,632	24,660
AngioDynamics, Inc. (A)	735	5,762
Apyx Medical Corp. (A)	740	1,939
Artivion, Inc. (A)	737	13,178
AtriCure, Inc. (A)	795	28,374
Atrion Corp.	32	12,121
Avanos Medical, Inc. (A)	804	18,034
Axogen, Inc. (A)	823	5,621
Axonics, Inc. (A)	764	47,544
Baxter International, Inc.	8,184	316,393
Becton, Dickinson and Company	4,472	1,090,408
Beyond Air, Inc. (A)	409	802
Bioventus, Inc., Class A (A)	978	5,154
Boston Scientific Corp. (A)	22,539	1,302,980
Butterfly Network, Inc. (A)	2,633	2,844

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Cerus Corp. (A)	3,177	$6,862
ClearPoint Neuro, Inc. (A)	280	1,901
CONMED Corp.	512	56,069
Cutera, Inc. (A)	347	1,223
CVRx, Inc. (A)	285	8,960
DarioHealth Corp. (A)	262	451
Delcath Systems, Inc. (A)	160	666
Dentsply Sirona, Inc.	3,486	124,067
DexCom, Inc. (A)	5,921	734,737
Edwards Lifesciences Corp. (A)	9,232	703,940
Embecta Corp.	968	18,324
Enovis Corp. (A)	825	46,217
Envista Holdings Corp. (A)	2,659	63,976
Establishment Labs Holdings, Inc. (A)	425	11,003
GE HealthCare Technologies, Inc.	6,930	535,828
Glaukos Corp. (A)	799	63,513
Globus Medical, Inc., Class A (A)	909	48,441
Haemonetics Corp. (A)	847	72,427
Hologic, Inc. (A)	3,637	259,864
ICU Medical, Inc. (A)	382	38,101
IDEXX Laboratories, Inc. (A)	1,257	697,698
Inari Medical, Inc. (A)	850	55,182
Inogen, Inc. (A)	441	2,421
Inspire Medical Systems, Inc. (A)	473	96,222
Insulet Corp. (A)	1,135	246,272
Integer Holdings Corp. (A)	553	54,791
Integra LifeSciences Holdings Corp. (A)	1,356	59,054
Intuitive Surgical, Inc. (A)	5,400	1,821,744
iRadimed Corp.	243	11,535
iRhythm Technologies, Inc. (A)	501	53,627
Lantheus Holdings, Inc. (A)	1,118	69,316
LeMaitre Vascular, Inc.	393	22,307
Masimo Corp. (A)	860	100,801
Medtronic PLC	20,500	1,688,790
Merit Medical Systems, Inc. (A)	944	71,706
Neogen Corp. (A)	3,324	66,846
Neuronetics, Inc. (A)	550	1,595
Nevro Corp. (A)	598	12,869
Omnicell, Inc. (A)	743	27,959
OraSure Technologies, Inc. (A)	1,347	11,045
Orchestra BioMed Holdings, Inc. (A)	1,853	16,918
Orthofix Medical, Inc. (A)	633	8,533
OrthoPediatrics Corp. (A)	364	11,834
Outset Medical, Inc. (A)	759	4,106
Paragon 28, Inc. (A)	1,105	13,735
Penumbra, Inc. (A)	619	155,703
PROCEPT BioRobotics Corp. (A)(B)	688	28,834
Pulmonx Corp. (A)	589	7,510
Pulse Biosciences, Inc. (A)	574	7,026
QuidelOrtho Corp. (A)	1,105	81,439
ResMed, Inc.	2,372	408,031
RxSight, Inc. (A)	274	11,048
Sanara Medtech, Inc. (A)	43	1,767
Senseonics Holdings, Inc. (A)	7,349	4,190
Sensus Healthcare, Inc. (A)	133	314
Shockwave Medical, Inc. (A)	592	112,812
SI-BONE, Inc. (A)	650	13,644
Sight Sciences, Inc. (A)	750	3,870
Silk Road Medical, Inc. (A)	593	7,276
STAAR Surgical Company (A)	802	25,030
Stereotaxis, Inc. (A)	1,565	2,739
STERIS PLC	1,495	328,676
Stryker Corp.	5,861	1,755,135
Surmodics, Inc. (A)	278	10,105
Tactile Systems Technology, Inc. (A)	415	5,935
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Tandem Diabetes Care, Inc. (A)	1,069	$31,621
Tela Bio, Inc. (A)	217	1,437
Teleflex, Inc.	751	187,254
The Cooper Companies, Inc.	712	269,449
TransMedics Group, Inc. (A)	502	39,623
Treace Medical Concepts, Inc. (A)	822	10,481
UFP Technologies, Inc. (A)	86	14,795
Utah Medical Products, Inc.	74	6,232
Varex Imaging Corp. (A)	707	14,494
Zimmer Biomet Holdings, Inc.	3,057	372,037
Zimvie, Inc. (A)	366	6,497
		18,111,360
Health care providers and services – 2.5%
Acadia Healthcare Company, Inc. (A)	1,502	116,796
Accolade, Inc. (A)	1,133	13,607
Aceto Corp. (A)(C)	853	0
AdaptHealth Corp. (A)	2,139	15,593
Addus HomeCare Corp. (A)	281	26,091
Agiliti, Inc. (A)	1,043	8,261
agilon health, Inc. (A)	6,679	83,821
AirSculpt Technologies, Inc. (A)	845	6,329
Alignment Healthcare, Inc. (A)	3,052	26,278
Amedisys, Inc. (A)	545	51,808
AMN Healthcare Services, Inc. (A)	695	52,042
Apollo Medical Holdings, Inc. (A)	958	36,691
Aveanna Healthcare Holdings, Inc. (A)	504	1,351
Brookdale Senior Living, Inc. (A)	3,457	20,120
Cardinal Health, Inc.	3,783	381,326
CareMax, Inc. (A)	1,340	668
Castle Biosciences, Inc. (A)	404	8,718
Cencora, Inc.	3,084	633,392
Centene Corp. (A)	8,270	613,717
Chemed Corp.	230	134,493
Clover Health Investments Corp. (A)	6,044	5,754
Community Health Systems, Inc. (A)	2,429	7,603
CorVel Corp. (A)	295	72,927
Cross Country Healthcare, Inc. (A)	655	14,829
CVS Health Corp.	19,757	1,560,013
DaVita, Inc. (A)	1,452	152,112
DocGo, Inc. (A)	1,512	8,452
Elevance Health, Inc.	3,639	1,716,007
Encompass Health Corp.	1,629	108,687
Enhabit, Inc. (A)	900	9,315
Fulgent Genetics, Inc. (A)	470	13,588
Guardant Health, Inc. (A)	1,715	46,391
HCA Healthcare, Inc.	4,094	1,108,164
HealthEquity, Inc. (A)	1,395	92,489
Henry Schein, Inc. (A)	2,086	157,931
Hims & Hers Health, Inc. (A)	2,702	24,048
Humana, Inc.	1,892	866,177
InfuSystem Holdings, Inc. (A)	130	1,370
Innovage Holding Corp. (A)	1,986	11,916
Laboratory Corp. of America Holdings	1,286	292,295
LifeStance Health Group, Inc. (A)(B)	6,301	49,337
McKesson Corp.	2,093	969,017
ModivCare, Inc. (A)	241	10,602
Molina Healthcare, Inc. (A)	877	316,869
National HealthCare Corp.	278	25,693
National Research Corp.	430	17,011
NeoGenomics, Inc. (A)	2,205	35,677
OPKO Health, Inc. (A)	12,549	18,949
Option Care Health, Inc. (A)	3,024	101,879
Owens & Minor, Inc. (A)	1,286	24,781
P3 Health Partners, Inc. (A)	8,303	11,707
Patterson Companies, Inc.	1,615	45,947

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Pediatrix Medical Group, Inc. (A)	1,428	$13,280
PetIQ, Inc. (A)	575	11,356
Premier, Inc., Class A	1,861	41,612
Privia Health Group, Inc. (A)	1,737	40,003
Progyny, Inc. (A)	1,553	57,741
Quest Diagnostics, Inc.	1,776	244,875
R1 RCM, Inc. (A)	6,807	71,950
RadNet, Inc. (A)	1,007	35,013
Select Medical Holdings Corp.	2,102	49,397
Surgery Partners, Inc. (A)	1,891	60,493
Tenet Healthcare Corp. (A)	1,675	126,580
The Cigna Group	4,562	1,366,091
The Ensign Group, Inc.	921	103,345
The Joint Corp. (A)	267	2,566
The Oncology Institute, Inc. (A)	1,147	2,340
The Pennant Group, Inc. (A)	570	7,934
UnitedHealth Group, Inc.	14,383	7,572,218
Universal Health Services, Inc., Class B	880	134,147
US Physical Therapy, Inc.	228	21,236
Viemed Healthcare, Inc. (A)	370	2,905
		20,093,721
Health care technology – 0.1%
American Well Corp., Class A (A)	4,289	6,391
Certara, Inc. (A)	2,677	47,088
Computer Programs and Systems, Inc. (A)	291	3,259
Definitive Healthcare Corp. (A)	1,802	17,912
Doximity, Inc., Class A (A)	1,839	51,566
Evolent Health, Inc., Class A (A)	1,650	54,500
GoodRx Holdings, Inc., Class A (A)	945	6,332
Health Catalyst, Inc. (A)	805	7,454
HealthStream, Inc.	552	14,921
iCAD, Inc. (A)	132	234
MultiPlan Corp. (A)	10,977	15,807
Phreesia, Inc. (A)	831	19,238
Schrodinger, Inc. (A)	1,079	38,628
Sharecare, Inc. (A)	5,224	5,642
Simulations Plus, Inc.	363	16,244
Teladoc Health, Inc. (A)	2,711	58,422
Veeva Systems, Inc., Class A (A)	2,282	439,331
Veradigm, Inc. (A)	1,873	19,648
		822,617
Life sciences tools and services – 1.4%
10X Genomics, Inc., Class A (A)	1,591	89,032
Adaptive Biotechnologies Corp. (A)	2,555	12,520
Agilent Technologies, Inc.	4,388	610,064
Akoya Biosciences, Inc. (A)	83	405
Avantor, Inc. (A)	10,899	248,824
Azenta, Inc. (A)	1,203	78,363
BioLife Solutions, Inc. (A)	681	11,066
Bionano Genomics, Inc. (A)	511	966
Bio-Rad Laboratories, Inc., Class A (A)	399	128,833
Bio-Techne Corp.	2,559	197,452
Bruker Corp.	2,401	176,425
Charles River Laboratories International, Inc. (A)	839	198,340
Codexis, Inc. (A)	1,214	3,703
CryoPort, Inc. (A)	806	12,485
Cytek Biosciences, Inc. (A)	1,980	18,058
Danaher Corp.	11,415	2,640,746
Fortrea Holdings, Inc. (A)	1,419	49,523
Harvard Bioscience, Inc. (A)	430	2,301
ICON PLC (A)	1,327	375,634
Illumina, Inc. (A)	2,563	356,872
Inotiv, Inc. (A)	420	1,541
IQVIA Holdings, Inc. (A)	2,760	638,609
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Maravai LifeSciences Holdings, Inc., Class A (A)	2,206	$14,449
MaxCyte, Inc. (A)	54	254
Medpace Holdings, Inc. (A)	514	157,556
Mesa Laboratories, Inc.	96	10,058
Mettler-Toledo International, Inc. (A)	324	392,999
NanoString Technologies, Inc. (A)	769	576
Nautilus Biotechnology, Inc. (A)	1,576	4,712
OmniAb, Inc. (A)	1,514	9,341
OmniAb, Inc., $12.50 Earnout Shares (A)(C)	117	0
OmniAb, Inc., $15.00 Earnout Shares (A)(C)	117	0
Pacific Biosciences of California, Inc. (A)	3,737	36,660
Personalis, Inc. (A)	1,303	2,736
Quanterix Corp. (A)	563	15,392
Quantum-Si, Inc. (A)(B)	1,805	3,628
Repligen Corp. (A)	915	164,517
Revvity, Inc.	2,043	223,320
Seer, Inc. (A)	912	1,769
SomaLogic, Inc. (A)	2,875	7,274
Sotera Health Company (A)	4,736	79,802
Standard BioTools, Inc. (A)	1,624	3,589
Thermo Fisher Scientific, Inc.	5,968	3,167,755
Waters Corp. (A)	952	313,427
West Pharmaceutical Services, Inc.	1,123	395,431
		10,857,007
Pharmaceuticals – 3.2%
Aclaris Therapeutics, Inc. (A)	1,042	1,094
Alexza Pharmaceuticals, Inc. (A)(C)	2,067	72
Amneal Pharmaceuticals, Inc. (A)	3,150	19,121
Amphastar Pharmaceuticals, Inc. (A)	893	55,232
Amylyx Pharmaceuticals, Inc. (A)	1,066	15,692
AN2 Therapeutics, Inc. (A)	304	6,229
ANI Pharmaceuticals, Inc. (A)	272	14,998
Aquestive Therapeutics, Inc. (A)	295	596
Arvinas, Inc. (A)	867	35,686
Assertio Holdings, Inc. (A)	1,092	1,168
Atea Pharmaceuticals, Inc. (A)	1,534	4,679
Athira Pharma, Inc. (A)	1,185	2,880
Axsome Therapeutics, Inc. (A)	668	53,166
Biote Corp., Class A (A)	50	247
Bristol-Myers Squibb Company	32,328	1,658,750
Cara Therapeutics, Inc. (A)	906	673
Cassava Sciences, Inc. (A)(B)	678	15,262
Catalent, Inc. (A)	2,967	133,307
CinCor Pharma, Inc. (A)(C)	708	2,166
Cognition Therapeutics, Inc. (A)	866	1,602
Collegium Pharmaceutical, Inc. (A)	620	19,084
Corcept Therapeutics, Inc. (A)	1,839	59,731
CorMedix, Inc. (A)	487	1,831
CymaBay Therapeutics, Inc. (A)	1,028	24,281
Durect Corp. (A)	379	224
Edgewise Therapeutics, Inc. (A)	923	10,098
Elanco Animal Health, Inc. (A)	7,895	117,636
Eli Lilly & Company	14,701	8,569,507
Enliven Therapeutics, Inc. (A)	1,103	15,266
Eton Pharmaceuticals, Inc. (A)	259	1,134
Evolus, Inc. (A)	1,113	11,720
Eyenovia, Inc. (A)	1,231	2,560
EyePoint Pharmaceuticals, Inc. (A)	585	13,519
Fulcrum Therapeutics, Inc. (A)	1,161	7,837
Gemini Therapeutics Sub, Inc. (A)(C)	246	0
Harmony Biosciences Holdings, Inc. (A)	927	29,942
Harrow, Inc. (A)	535	5,992

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Imara, Inc. (A)(C)	411	$132
Innoviva, Inc. (A)	1,280	20,531
Intra-Cellular Therapies, Inc. (A)	1,529	109,507
Jazz Pharmaceuticals PLC (A)	889	109,347
Johnson & Johnson	37,274	5,842,327
Ligand Pharmaceuticals, Inc. (A)	308	21,997
Liquidia Corp. (A)	944	11,356
Longboard Pharmaceuticals, Inc. (A)	319	1,924
Lyra Therapeutics, Inc. (A)	554	2,903
Marinus Pharmaceuticals, Inc. (A)	749	8,142
Merck & Company, Inc.	39,354	4,290,373
Mind Medicine MindMed, Inc. (A)	624	2,284
Nuvation Bio, Inc. (A)	3,157	4,767
Ocular Therapeutix, Inc. (A)	1,256	5,602
Ocuphire Pharma, Inc. (A)	241	725
Omeros Corp. (A)(B)	1,206	3,944
Opiant Pharmaceuticals, Inc. (A)(C)	87	57
Optinose, Inc. (A)	2,082	2,686
Oramed Pharmaceuticals, Inc. (A)	601	1,388
Organon & Company	3,979	57,377
Pacira BioSciences, Inc. (A)	796	26,857
Palisade Bio, Inc. (A)(C)	9,919	0
Perrigo Company PLC	2,188	70,410
Pfizer, Inc.	87,426	2,516,995
Phathom Pharmaceuticals, Inc. (A)(B)	633	5,779
Phibro Animal Health Corp., Class A	463	5,362
Pliant Therapeutics, Inc. (A)	781	14,144
Prestige Consumer Healthcare, Inc. (A)	755	46,221
Prevail Therapeutics, Inc. (A)(C)	788	1,516
ProPhase Labs, Inc. (A)	128	579
Rani Therapeutics Holdings, Inc., Class A (A)	594	1,972
Relmada Therapeutics, Inc. (A)	448	1,855
Revance Therapeutics, Inc. (A)	1,298	11,409
Reviva Pharmaceuticals Holdings, Inc. (A)	246	1,267
Royalty Pharma PLC, Class A	7,158	201,068
Scilex Holding Company (A)	1,615	3,295
scPharmaceuticals, Inc. (A)	492	3,085
SCYNEXIS, Inc. (A)	751	1,675
SIGA Technologies, Inc.	1,287	7,207
Structure Therapeutics, Inc., ADR (A)	402	16,386
Supernus Pharmaceuticals, Inc. (A)	932	26,972
Tarsus Pharmaceuticals, Inc. (A)	380	7,695
Terns Pharmaceuticals, Inc. (A)	3,374	21,897
TherapeuticsMD, Inc. (A)	165	371
Theseus Pharmaceuticals, Inc. (A)	652	2,641
Third Harmonic Bio, Inc. (A)	270	2,962
Tilray Brands, Inc. (A)(B)	9,449	21,733
Tobira Therapeutics, Inc. (A)(C)	609	0
Trevi Therapeutics, Inc. (A)	838	1,123
Ventyx Biosciences, Inc. (A)	911	2,250
Verrica Pharmaceuticals, Inc. (A)(B)	866	6,339
Viatris, Inc.	17,648	191,128
Xeris Biopharma Holdings, Inc. (A)	3,057	7,184
Zevra Therapeutics, Inc. (A)	290	1,900
Zoetis, Inc.	7,057	1,392,840
		26,034,468
		94,537,896
Industrials – 9.3%
Aerospace and defense – 1.5%
AAR Corp. (A)	646	40,310
AeroVironment, Inc. (A)	442	55,710
AerSale Corp. (A)	752	9,547
Archer Aviation, Inc., Class A (A)(B)	3,543	21,754
Astronics Corp. (A)	623	10,853
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Axon Enterprise, Inc. (A)	1,177	$304,054
BWX Technologies, Inc.	1,487	114,098
Byrna Technologies, Inc. (A)	79	505
Cadre Holdings, Inc.	486	15,985
Curtiss-Wright Corp.	627	139,689
Ducommun, Inc. (A)	264	13,744
General Dynamics Corp.	4,254	1,104,636
HEICO Corp.	886	158,479
HEICO Corp., Class A	1,335	190,157
Hexcel Corp.	1,407	103,766
Howmet Aerospace, Inc.	6,131	331,810
Huntington Ingalls Industries, Inc.	545	141,504
Kaman Corp.	551	13,196
Kratos Defense & Security Solutions, Inc. (A)	2,288	46,424
L3Harris Technologies, Inc.	2,882	607,007
Leonardo DRS, Inc. (A)	3,166	63,447
Lockheed Martin Corp.	3,911	1,772,622
Mercury Systems, Inc. (A)	964	35,253
Moog, Inc., Class A	507	73,403
National Presto Industries, Inc.	159	12,765
Northrop Grumman Corp.	2,341	1,095,916
Park Aerospace Corp.	423	6,218
Redwire Corp. (A)	1,008	2,873
Rocket Lab USA, Inc. (A)(B)	7,533	41,657
RTX Corp.	22,533	1,895,927
Spirit AeroSystems Holdings, Inc., Class A (A)	1,758	55,869
Textron, Inc.	2,867	230,564
The Boeing Company (A)	9,304	2,425,181
TransDigm Group, Inc.	849	858,848
Triumph Group, Inc. (A)	1,030	17,077
V2X, Inc. (A)	395	18,344
Virgin Galactic Holdings, Inc. (A)	4,158	10,187
Woodward, Inc.	989	134,633
		12,174,012
Air freight and logistics – 0.4%
Air T, Inc. (A)	8	132
Air Transport Services Group, Inc. (A)	1,275	22,453
CH Robinson Worldwide, Inc.	1,891	163,363
Expeditors International of Washington, Inc.	2,113	268,774
FedEx Corp.	3,932	994,678
Forward Air Corp.	458	28,794
GXO Logistics, Inc. (A)	1,949	119,201
Hub Group, Inc., Class A (A)	546	50,199
United Parcel Service, Inc., Class B	11,060	1,738,964
		3,386,558
Building products – 0.7%
A.O. Smith Corp.	2,049	168,920
AAON, Inc.	1,365	100,833
Advanced Drainage Systems, Inc.	1,175	165,252
Allegion PLC	1,244	157,602
American Woodmark Corp. (A)	296	27,484
Apogee Enterprises, Inc.	449	23,981
Armstrong World Industries, Inc.	763	75,018
AZZ, Inc.	475	27,593
Builders FirstSource, Inc. (A)	1,907	318,355
Carlisle Companies, Inc.	805	251,506
Carrier Global Corp.	12,939	743,346
CSW Industrials, Inc.	278	57,660
Fortune Brands Innovations, Inc.	2,089	159,056
Gibraltar Industries, Inc. (A)	573	45,256
Griffon Corp.	992	60,462
Hayward Holdings, Inc. (A)	3,667	49,871

The accompanying notes are an integral part of the financial statements.	184

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Insteel Industries, Inc.	385	$14,742
Janus International Group, Inc. (A)	1,981	25,852
JELD-WEN Holding, Inc. (A)	1,496	28,244
Johnson Controls International PLC	10,468	603,376
Lennox International, Inc.	530	237,186
Masco Corp.	3,042	203,753
Masterbrand, Inc. (A)	2,215	32,893
Owens Corning	1,221	180,989
PGT Innovations, Inc. (A)	1,094	44,526
Quanex Building Products Corp.	554	16,936
Resideo Technologies, Inc. (A)	2,453	46,165
Simpson Manufacturing Company, Inc.	724	143,338
The AZEK Company, Inc. (A)	2,505	95,816
Trane Technologies PLC	3,556	867,308
Trex Company, Inc. (A)	1,837	152,085
UFP Industries, Inc.	704	88,387
View, Inc. (A)	56	204
Zurn Elkay Water Solutions Corp.	2,540	74,701
		5,288,696
Commercial services and supplies – 0.7%
ABM Industries, Inc.	1,114	49,941
ACCO Brands Corp.	1,727	10,500
ACV Auctions, Inc., Class A (A)	1,990	30,149
Aris Water Solutions, Inc., Class A	321	2,693
Brady Corp., Class A	813	47,715
BrightView Holdings, Inc. (A)	1,734	14,600
Casella Waste Systems, Inc., Class A (A)	868	74,179
CECO Environmental Corp. (A)	691	14,013
Cimpress PLC (A)	284	22,734
Cintas Corp.	1,583	954,011
Civeo Corp.	151	3,450
Clean Harbors, Inc. (A)	897	156,535
Copart, Inc. (A)	14,890	729,610
CoreCivic, Inc. (A)	2,098	30,484
Deluxe Corp.	765	16,409
Driven Brands Holdings, Inc. (A)	2,702	38,531
Ennis, Inc.	447	9,794
Enviri Corp. (A)	1,442	12,978
Healthcare Services Group, Inc. (A)	1,315	13,637
HNI Corp.	821	34,342
Interface, Inc.	1,138	14,362
Liquidity Services, Inc. (A)	635	10,928
Matthews International Corp., Class A	551	20,194
MillerKnoll, Inc.	1,294	34,524
Montrose Environmental Group, Inc. (A)	455	14,619
MSA Safety, Inc.	647	109,233
NL Industries, Inc.	1,028	5,767
OPENLANE, Inc. (A)	1,993	29,516
Performant Financial Corp. (A)	662	2,069
Pitney Bowes, Inc.	3,034	13,350
Quad/Graphics, Inc. (A)	985	5,339
Quest Resource Holding Corp. (A)	138	1,012
RB Global, Inc.	421	28,161
Republic Services, Inc.	5,065	835,269
Rollins, Inc.	7,982	348,574
SP Plus Corp. (A)	371	19,014
Steelcase, Inc., Class A	1,640	22,173
Stericycle, Inc. (A)	1,551	76,868
Tetra Tech, Inc.	873	145,730
The Brink's Company	790	69,481
The GEO Group, Inc. (A)	2,079	22,516
UniFirst Corp.	249	45,545
Veralto Corp.	3,923	322,706
Vestis Corp.	2,128	44,986
Viad Corp. (A)	380	13,756
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
VSE Corp.	270	$17,445
Waste Management, Inc.	6,386	1,143,733
		5,683,175
Construction and engineering – 0.2%
AECOM	2,240	207,043
Ameresco, Inc., Class A (A)	584	18,495
API Group Corp. (A)	3,703	128,124
Arcosa, Inc.	836	69,087
Argan, Inc.	313	14,645
Bowman Consulting Group, Ltd. (A)	110	3,907
Comfort Systems USA, Inc.	610	125,459
Concrete Pumping Holdings, Inc. (A)	615	5,043
Construction Partners, Inc., Class A (A)	756	32,901
Dycom Industries, Inc. (A)	494	56,854
EMCOR Group, Inc.	654	140,891
Fluor Corp. (A)	2,369	92,794
Granite Construction, Inc.	774	39,366
Great Lakes Dredge & Dock Corp. (A)	1,412	10,844
IES Holdings, Inc. (A)	429	33,985
Innovate Corp. (A)(B)	1,028	1,264
Limbach Holdings, Inc. (A)	117	5,320
MasTec, Inc. (A)	1,285	97,300
Matrix Service Company (A)	663	6,484
MDU Resources Group, Inc.	3,261	64,568
MYR Group, Inc. (A)	310	44,835
Northwest Pipe Company (A)	240	7,262
Primoris Services Corp.	1,003	33,310
Quanta Services, Inc.	2,145	462,891
Sterling Infrastructure, Inc. (A)	579	50,911
Tutor Perini Corp. (A)	1,033	9,400
Valmont Industries, Inc.	334	77,992
WillScot Mobile Mini Holdings Corp. (A)	3,453	153,659
		1,994,634
Electrical equipment – 0.7%
Acuity Brands, Inc.	522	106,921
Allient, Inc.	303	9,154
American Superconductor Corp. (A)	626	6,974
AMETEK, Inc.	3,501	577,280
Amprius Technologies, Inc. (A)(B)	3,266	17,277
Array Technologies, Inc. (A)	2,420	40,656
Atkore, Inc. (A)	539	86,240
Babcock & Wilcox Enterprises, Inc. (A)	1,297	1,894
Beam Global (A)	31	220
Blink Charging Company (A)	824	2,793
Bloom Energy Corp., Class A (A)	2,933	43,408
ChargePoint Holdings, Inc. (A)(B)	5,450	12,753
Eaton Corp. PLC	6,130	1,476,227
Emerson Electric Company	8,834	859,813
Encore Wire Corp.	319	68,138
Energy Vault Holdings, Inc. (A)	2,063	4,807
EnerSys	698	70,470
Enovix Corp. (A)(B)	2,531	31,688
Eos Energy Enterprises, Inc. (A)(B)	7,314	7,972
ESS Tech, Inc. (A)	2,241	2,555
Fluence Energy, Inc. (A)	1,920	45,792
Flux Power Holdings, Inc. (A)	105	432
FTC Solar, Inc. (A)	1,558	1,079
FuelCell Energy, Inc. (A)	6,492	10,387
Generac Holdings, Inc. (A)	1,029	132,988
GrafTech International, Ltd.	4,159	9,108
Hubbell, Inc.	867	285,182
Ideal Power, Inc. (A)	47	365
LSI Industries, Inc.	323	4,548
NEXTracker, Inc., Class A (A)	413	19,349
NuScale Power Corp. (A)	825	2,714

The accompanying notes are an integral part of the financial statements.	185

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
nVent Electric PLC	2,720	$160,725
Plug Power, Inc. (A)(B)	9,539	42,926
Powell Industries, Inc.	245	21,658
Preformed Line Products Company	95	12,717
Regal Rexnord Corp.	1,090	161,342
Rockwell Automation, Inc.	1,739	539,925
Sensata Technologies Holding PLC	2,476	93,023
SES AI Corp. (A)	4,593	8,405
Shoals Technologies Group, Inc., Class A (A)	1,878	29,184
SKYX Platforms Corp. (A)	662	1,059
Stem, Inc. (A)(B)	2,447	9,494
SunPower Corp. (A)(B)	2,885	13,935
Sunrun, Inc. (A)	3,514	68,980
Thermon Group Holdings, Inc. (A)	624	20,324
Tigo Energy, Inc. (A)	1,950	4,076
TPI Composites, Inc. (A)(B)	773	3,200
Vertiv Holdings Company, Class A	6,050	290,582
Vicor Corp. (A)	554	24,897
		5,445,636
Ground transportation – 1.1%
ArcBest Corp.	422	50,729
Avis Budget Group, Inc.	563	99,797
Covenant Logistics Group, Inc.	203	9,346
CSX Corp.	31,020	1,075,463
Daseke, Inc. (A)	1,184	9,590
FTAI Infrastructure, Inc.	1,753	6,819
Heartland Express, Inc.	1,446	20,620
Hertz Global Holdings, Inc. (A)	5,240	54,444
JB Hunt Transport Services, Inc.	1,547	308,998
Knight-Swift Transportation Holdings, Inc.	2,626	151,389
Landstar System, Inc.	442	85,593
Lyft, Inc., Class A (A)	5,711	85,608
Marten Transport, Ltd.	1,419	29,771
Norfolk Southern Corp.	3,491	825,203
Old Dominion Freight Line, Inc.	1,680	680,954
PAM Transportation Services, Inc. (A)	403	8,374
RXO, Inc. (A)	1,938	45,078
Ryder System, Inc.	650	74,789
Saia, Inc. (A)	394	172,659
Schneider National, Inc., Class B	1,620	41,229
TuSimple Holdings, Inc., Class A (A)	3,576	3,139
Uber Technologies, Inc. (A)	31,535	1,941,610
U-Haul Holding Company (A)	326	23,407
U-Haul Holding Company, Series N	2,763	194,626
Union Pacific Corp.	9,467	2,325,285
Universal Logistics Holdings, Inc.	464	13,001
Werner Enterprises, Inc.	858	36,353
XPO, Inc. (A)	1,907	167,034
		8,540,908
Industrial conglomerates – 0.7%
3M Company	8,310	908,449
General Electric Company	16,849	2,150,438
Honeywell International, Inc.	10,316	2,163,368
		5,222,255
Machinery – 1.8%
3D Systems Corp. (A)	2,231	14,167
AGCO Corp.	1,074	130,394
Alamo Group, Inc.	213	44,770
Albany International Corp., Class A	524	51,467
Allison Transmission Holdings, Inc.	720	41,868
Astec Industries, Inc.	412	15,326
Barnes Group, Inc.	889	29,008
Blue Bird Corp. (A)	93	2,507
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Caterpillar, Inc.	7,886	$2,331,654
Chart Industries, Inc. (A)	609	83,025
Columbus McKinnon Corp.	532	20,759
Commercial Vehicle Group, Inc. (A)	752	5,272
Crane Company	950	112,233
Cummins, Inc.	2,153	515,794
Deere & Company	4,470	1,787,419
Desktop Metal, Inc., Class A (A)	4,586	3,444
Donaldson Company, Inc.	1,989	129,981
Douglas Dynamics, Inc.	425	12,614
Dover Corp.	1,965	302,237
Energy Recovery, Inc. (A)	1,056	19,895
Enerpac Tool Group Corp.	1,011	31,432
Enpro, Inc.	363	56,897
Esab Corp.	892	77,265
ESCO Technologies, Inc.	443	51,844
Federal Signal Corp.	1,034	79,349
Flowserve Corp.	2,207	90,973
Fortive Corp.	5,218	384,201
Franklin Electric Company, Inc.	783	75,677
Gates Industrial Corp. PLC (A)	4,677	62,765
Gencor Industries, Inc. (A)	339	5,471
Graco, Inc.	2,737	237,462
Graham Corp. (A)	310	5,881
Helios Technologies, Inc.	569	25,804
Hillenbrand, Inc.	1,194	57,133
Hillman Solutions Corp. (A)	2,839	26,147
Hurco Companies, Inc.	183	3,940
Hydrofarm Holdings Group, Inc. (A)	633	581
Hyster-Yale Materials Handling, Inc.	272	16,916
Hyzon Motors, Inc. (A)(B)	3,912	3,501
IDEX Corp.	1,112	241,426
Illinois Tool Works, Inc.	4,664	1,221,688
Ingersoll Rand, Inc.	6,040	467,134
ITT, Inc.	1,115	133,042
John Bean Technologies Corp.	542	53,902
Kadant, Inc.	210	58,865
Kennametal, Inc.	1,405	36,235
LB Foster Company, Class A (A)	298	6,553
Lincoln Electric Holdings, Inc.	770	167,444
Lindsay Corp.	190	24,540
Mayville Engineering Company, Inc. (A)	441	6,359
Microvast Holdings, Inc. (A)(B)	5,831	8,163
Miller Industries, Inc.	293	12,391
Mueller Industries, Inc.	1,664	78,458
Mueller Water Products, Inc., Class A	2,820	40,608
Nikola Corp. (A)	17,475	15,287
NN, Inc. (A)	766	3,064
Nordson Corp.	841	222,159
Omega Flex, Inc.	199	14,031
Oshkosh Corp.	1,051	113,939
Otis Worldwide Corp.	6,253	559,456
PACCAR, Inc.	8,169	797,703
Parker-Hannifin Corp.	1,938	892,837
Park-Ohio Holdings Corp.	316	8,519
Proto Labs, Inc. (A)	501	19,519
RBC Bearings, Inc. (A)	483	137,602
REV Group, Inc.	1,120	20,350
Snap-on, Inc.	835	241,181
SPX Technologies, Inc. (A)	785	79,293
Standex International Corp.	223	35,319
Stanley Black & Decker, Inc.	2,446	239,953
Stratasys, Ltd. (A)	282	4,027
Symbotic, Inc. (A)(B)	872	44,760
Tennant Company	359	33,276

The accompanying notes are an integral part of the financial statements.	186

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Terex Corp.	1,130	$64,930
The Gorman-Rupp Company	562	19,968
The Greenbrier Companies, Inc.	566	25,006
The Manitowoc Company, Inc. (A)	748	12,484
The Middleby Corp. (A)	872	128,332
The Shyft Group, Inc.	664	8,114
The Timken Company	1,188	95,218
The Toro Company	1,675	160,783
Titan International, Inc. (A)	1,133	16,859
Trinity Industries, Inc.	1,368	36,375
Twin Disc, Inc.	63	1,018
Velo3D, Inc. (A)(B)	2,999	1,192
Wabash National Corp.	849	21,751
Wabtec Corp.	2,644	335,524
Watts Water Technologies, Inc., Class A	461	96,045
Xylem, Inc.	3,864	441,887
		14,451,642
Marine transportation – 0.0%
Eagle Bulk Shipping, Inc.	242	13,407
Kirby Corp. (A)	1,000	78,480
Matson, Inc.	621	68,062
		159,949
Passenger airlines – 0.2%
Alaska Air Group, Inc. (A)	2,028	79,234
Allegiant Travel Company	324	26,766
American Airlines Group, Inc. (A)	10,509	144,394
Blade Air Mobility, Inc. (A)	670	2,365
Delta Air Lines, Inc.	9,168	368,829
Frontier Group Holdings, Inc. (A)	3,341	18,242
Hawaiian Holdings, Inc. (A)	993	14,101
JetBlue Airways Corp. (A)	5,595	31,052
Joby Aviation, Inc. (A)(B)	10,208	67,883
SkyWest, Inc. (A)	997	52,043
Southwest Airlines Company	9,541	275,544
Spirit Airlines, Inc. (B)	1,571	25,749
Sun Country Airlines Holdings, Inc. (A)	754	11,860
United Airlines Holdings, Inc. (A)	5,225	215,584
Wheels Up Experience, Inc. (A)	347	1,190
		1,334,836
Professional services – 0.9%
Alight, Inc., Class A (A)	7,207	61,476
ASGN, Inc. (A)	823	79,148
Asure Software, Inc. (A)	122	1,161
Automatic Data Processing, Inc.	6,435	1,499,162
Barrett Business Services, Inc.	138	15,980
Booz Allen Hamilton Holding Corp.	1,959	250,576
Broadridge Financial Solutions, Inc.	1,826	375,700
CACI International, Inc., Class A (A)	337	109,141
CBIZ, Inc. (A)	893	55,893
Ceridian HCM Holding, Inc. (A)	2,524	169,411
Concentrix Corp.	847	83,184
Conduent, Inc. (A)	3,930	14,345
CRA International, Inc.	128	12,653
CSG Systems International, Inc.	542	28,840
Dun & Bradstreet Holdings, Inc.	7,238	84,685
Equifax, Inc.	1,853	458,228
EXL Service Holdings, Inc. (A)	2,730	84,221
Exponent, Inc.	844	74,306
First Advantage Corp.	2,298	38,078
FiscalNote Holdings, Inc. (A)	1,892	2,157
Forrester Research, Inc. (A)	350	9,384
Franklin Covey Company (A)	263	11,448
FTI Consulting, Inc. (A)	525	104,554
Genpact, Ltd.	2,921	101,388
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Heidrick & Struggles International, Inc.	391	$11,546
HireQuest, Inc.	58	890
HireRight Holdings Corp. (A)	1,195	16,073
Huron Consulting Group, Inc. (A)	355	36,494
IBEX Holdings, Ltd. (A)	196	3,726
ICF International, Inc.	314	42,104
Innodata, Inc. (A)	187	1,522
Insperity, Inc.	634	74,317
Jacobs Solutions, Inc.	1,896	246,101
KBR, Inc.	1,968	109,047
Kelly Services, Inc., Class A	696	15,048
Kforce, Inc.	374	25,267
Korn Ferry	900	53,415
Legalzoom.com, Inc. (A)	3,194	36,092
Leidos Holdings, Inc.	2,171	234,989
ManpowerGroup, Inc.	822	65,324
Maximus, Inc.	1,004	84,195
Mistras Group, Inc. (A)	754	5,519
Parsons Corp. (A)	1,719	107,798
Paychex, Inc.	5,572	663,681
Paycom Software, Inc.	984	203,412
Paycor HCM, Inc. (A)	2,922	63,086
Paylocity Holding Corp. (A)	910	150,014
Planet Labs PBC (A)	3,837	9,477
RCM Technologies, Inc. (A)	29	842
Resources Connection, Inc.	615	8,715
Robert Half, Inc.	1,753	154,124
Science Applications International Corp.	855	106,294
Spire Global, Inc. (A)	258	2,018
SS&C Technologies Holdings, Inc.	3,612	220,729
Sterling Check Corp. (A)	1,501	20,894
TaskUS, Inc., Class A (A)	505	6,600
TransUnion	2,829	194,381
TriNet Group, Inc. (A)	992	117,979
TrueBlue, Inc. (A)	614	9,419
TTEC Holdings, Inc.	804	17,423
Upwork, Inc. (A)	2,209	32,848
Verisk Analytics, Inc.	2,239	534,808
Verra Mobility Corp. (A)	2,598	59,832
Willdan Group, Inc. (A)	264	5,676
		7,476,838
Trading companies and distributors – 0.4%
Air Lease Corp.	1,729	72,514
Alta Equipment Group, Inc.	306	3,785
Applied Industrial Technologies, Inc.	635	109,658
Beacon Roofing Supply, Inc. (A)	1,079	93,895
BlueLinx Holdings, Inc. (A)	113	12,804
Boise Cascade Company	525	67,914
Core & Main, Inc., Class A (A)	2,900	117,189
Custom Truck One Source, Inc. (A)	1,299	8,028
Distribution Solutions Group, Inc. (A)	540	17,042
DXP Enterprises, Inc. (A)	379	12,772
EVI Industries, Inc.	239	5,671
Fastenal Company	8,635	559,289
GATX Corp.	566	68,045
Global Industrial, Inc.	669	25,984
GMS, Inc. (A)	735	60,586
H&E Equipment Services, Inc.	629	32,909
Herc Holdings, Inc.	492	73,254
Hudson Technologies, Inc. (A)	536	7,231
Karat Packaging, Inc.	141	3,504
McGrath RentCorp	425	50,839
MRC Global, Inc. (A)	1,509	16,614
MSC Industrial Direct Company, Inc., Class A	328	33,213

The accompanying notes are an integral part of the financial statements.	187

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
NOW, Inc. (A)	1,992	$22,549
Rush Enterprises, Inc., Class A	1,090	54,827
SiteOne Landscape Supply, Inc. (A)	749	121,713
Textainer Group Holdings, Ltd.	594	29,225
Titan Machinery, Inc. (A)	402	11,610
United Rentals, Inc.	1,022	586,035
W.W. Grainger, Inc.	771	638,920
Watsco, Inc.	541	231,802
WESCO International, Inc.	840	146,059
Willis Lease Finance Corp. (A)	25	1,222
Xometry, Inc., Class A (A)	675	24,239
		3,320,941
		74,480,080
Information technology – 25.4%
Communications equipment – 0.7%
ADTRAN Holdings, Inc.	1,059	7,773
Applied Optoelectronics, Inc. (A)	524	10,124
Arista Networks, Inc. (A)	4,965	1,169,307
Aviat Networks, Inc. (A)	36	1,176
Calix, Inc. (A)	1,082	47,273
Cambium Networks Corp. (A)	513	3,078
Ciena Corp. (A)	2,413	108,609
Cisco Systems, Inc.	63,487	3,207,363
Clearfield, Inc. (A)	239	6,950
CommScope Holding Company, Inc. (A)	3,501	9,873
Comtech Telecommunications Corp.	548	4,620
Digi International, Inc. (A)	613	15,938
DZS, Inc. (A)	566	1,115
Extreme Networks, Inc. (A)	2,202	38,843
F5, Inc. (A)	874	156,429
Harmonic, Inc. (A)	1,827	23,824
Infinera Corp. (A)	3,517	16,706
Juniper Networks, Inc.	5,200	153,296
KVH Industries, Inc. (A)	504	2,651
Lantronix, Inc. (A)	337	1,975
Lumentum Holdings, Inc. (A)	1,134	59,444
Motorola Solutions, Inc.	2,632	824,053
NETGEAR, Inc. (A)	540	7,873
NetScout Systems, Inc. (A)	1,205	26,450
Powerwave Technologies, Inc. (A)(C)	912	0
Ribbon Communications, Inc. (A)	2,627	7,618
Ubiquiti, Inc.	139	19,399
Viasat, Inc. (A)	1,275	35,636
Viavi Solutions, Inc. (A)	3,860	38,870
		6,006,266
Electronic equipment, instruments and components – 0.7%
908 Devices, Inc. (A)	445	4,993
Advanced Energy Industries, Inc.	629	68,511
Amphenol Corp., Class A	9,089	900,993
Arlo Technologies, Inc. (A)	1,497	14,251
Arrow Electronics, Inc. (A)	851	104,035
Avnet, Inc.	1,539	77,566
Badger Meter, Inc.	491	75,796
Bel Fuse, Inc., Class B	224	14,956
Belden, Inc.	729	56,315
Benchmark Electronics, Inc.	648	17,911
CDW Corp.	2,054	466,915
Cepton, Inc. (A)	230	722
Cognex Corp.	2,845	118,750
Coherent Corp. (A)	2,173	94,591
Corning, Inc.	13,632	415,094
Crane NXT Company	950	54,027
CTS Corp.	560	24,494
Daktronics, Inc. (A)	1,227	10,405
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
ePlus, Inc. (A)	342	$27,305
Evolv Technologies Holdings, Inc. (A)(B)	2,210	10,431
Fabrinet (A)	81	15,417
FARO Technologies, Inc. (A)	367	8,269
Flex, Ltd. (A)	6,522	198,660
Identiv, Inc. (A)	146	1,203
Insight Enterprises, Inc. (A)	564	99,935
IPG Photonics Corp. (A)	774	84,010
Iteris, Inc. (A)	1,032	5,366
Itron, Inc. (A)	770	58,143
Jabil, Inc.	1,946	247,920
Keysight Technologies, Inc. (A)	2,880	458,179
Kimball Electronics, Inc. (A)	462	12,451
Knowles Corp. (A)	1,589	28,459
Lightwave Logic, Inc. (A)	991	4,935
Littelfuse, Inc.	406	108,629
Luna Innovations, Inc. (A)	333	2,214
Methode Electronics, Inc.	649	14,752
MicroVision, Inc. (A)(B)	2,624	6,980
Mirion Technologies, Inc. (A)	2,986	30,607
Napco Security Technologies, Inc.	650	22,263
nLight, Inc. (A)	848	11,448
Novanta, Inc. (A)	593	99,867
OSI Systems, Inc. (A)	287	37,037
Ouster, Inc. (A)	537	4,119
PAR Technology Corp. (A)	404	17,590
PC Connection, Inc.	492	33,067
Plexus Corp. (A)	440	47,577
Powerfleet, Inc. (A)	304	1,040
Presto Automation, Inc. (A)	414	220
Richardson Electronics, Ltd.	77	1,028
Rogers Corp. (A)	310	40,942
Sanmina Corp. (A)	855	43,921
ScanSource, Inc. (A)	460	18,221
SmartRent, Inc. (A)	2,850	9,092
TD SYNNEX Corp.	1,563	168,194
Teledyne Technologies, Inc. (A)	767	342,304
Trimble, Inc. (A)	4,027	214,236
TTM Technologies, Inc. (A)	1,778	28,110
Vishay Intertechnology, Inc.	2,027	48,587
Vishay Precision Group, Inc. (A)	247	8,415
Vontier Corp.	2,563	88,552
Vuzix Corp. (A)	549	1,145
Wrap Technologies, Inc. (A)	210	651
Zebra Technologies Corp., Class A (A)	838	229,051
		5,460,867
IT services – 1.4%
Accenture PLC, Class A	10,309	3,617,531
Akamai Technologies, Inc. (A)	2,272	268,891
Amdocs, Ltd.	1,737	152,665
Applied Digital Corp. (A)(B)	1,358	9,153
Backblaze, Inc., Class A (A)	179	1,359
BigCommerce Holdings, Inc., Series 1 (A)	1,168	11,365
Brightcove, Inc. (A)	902	2,336
Cloudflare, Inc., Class A (A)	4,654	387,492
Cognizant Technology Solutions Corp., Class A	7,705	581,959
Couchbase, Inc. (A)	674	15,178
DigitalOcean Holdings, Inc. (A)	1,622	59,511
DXC Technology Company (A)	3,794	86,769
EPAM Systems, Inc. (A)	939	279,202
Fastly, Inc., Class A (A)	1,995	35,511
Gartner, Inc. (A)	1,213	547,196
GoDaddy, Inc., Class A (A)	2,188	232,278

The accompanying notes are an integral part of the financial statements.	188

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Grid Dynamics Holdings, Inc. (A)	1,067	$14,223
IBM Corp.	14,141	2,312,761
Information Services Group, Inc.	1,038	4,889
Kyndryl Holdings, Inc. (A)	3,641	75,660
MongoDB, Inc. (A)	1,119	457,503
Okta, Inc. (A)	2,498	226,144
Perficient, Inc. (A)	584	38,439
Rackspace Technology, Inc. (A)	3,379	6,758
Snowflake, Inc., Class A (A)	5,225	1,039,775
Squarespace, Inc., Class A (A)	1,525	50,340
The Glimpse Group, Inc. (A)	48	54
The Hackett Group, Inc.	589	13,412
Thoughtworks Holding, Inc. (A)	5,068	24,377
Twilio, Inc., Class A (A)	2,857	216,761
Unisys Corp. (A)	1,317	7,402
VeriSign, Inc. (A)	1,228	252,919
		11,029,813
Semiconductors and semiconductor equipment – 6.5%
ACM Research, Inc., Class A (A)	1,003	19,599
Advanced Micro Devices, Inc. (A)	24,914	3,672,573
Aehr Test Systems (A)	421	11,169
Allegro MicroSystems, Inc. (A)	3,168	95,895
Alpha & Omega Semiconductor, Ltd. (A)	487	12,691
Ambarella, Inc. (A)	642	39,348
Amkor Technology, Inc.	4,019	133,712
Analog Devices, Inc.	7,830	1,554,725
Applied Materials, Inc.	12,846	2,081,951
Atomera, Inc. (A)	385	2,699
Axcelis Technologies, Inc. (A)	550	71,330
AXT, Inc. (A)	287	689
Broadcom, Inc.	6,388	7,130,605
CEVA, Inc. (A)	442	10,038
Cirrus Logic, Inc. (A)	781	64,971
Cohu, Inc. (A)	842	29,798
Credo Technology Group Holding, Ltd. (A)	1,437	27,978
Diodes, Inc. (A)	757	60,954
Enphase Energy, Inc. (A)	2,217	292,954
Entegris, Inc.	2,431	291,282
Everspin Technologies, Inc. (A)	78	705
First Solar, Inc. (A)	1,735	298,906
FormFactor, Inc. (A)	1,299	54,181
GlobalFoundries, Inc. (A)(B)	8,474	513,524
Ichor Holdings, Ltd. (A)	384	12,914
Impinj, Inc. (A)	423	38,083
Indie Semiconductor, Inc., Class A (A)	1,150	9,327
Intel Corp.	64,653	3,248,813
KLA Corp.	2,084	1,211,429
Kopin Corp. (A)	1,136	2,306
Kulicke & Soffa Industries, Inc.	961	52,586
Lam Research Corp.	2,032	1,591,584
Lattice Semiconductor Corp. (A)	2,248	155,090
MACOM Technology Solutions Holdings, Inc. (A)	1,158	107,636
Marvell Technology, Inc.	13,097	789,880
MaxLinear, Inc. (A)	1,322	31,424
Microchip Technology, Inc.	8,321	750,388
Micron Technology, Inc.	16,875	1,440,113
MKS Instruments, Inc.	1,042	107,191
Monolithic Power Systems, Inc.	764	481,916
Navitas Semiconductor Corp. (A)	1,917	15,470
NVE Corp.	86	6,745
NVIDIA Corp.	38,201	18,917,899
ON Semiconductor Corp. (A)	6,597	551,047
Onto Innovation, Inc. (A)	832	127,213
PDF Solutions, Inc. (A)	654	21,020
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Photronics, Inc. (A)	1,065	$33,409
Power Integrations, Inc.	950	78,005
Qorvo, Inc. (A)	1,362	153,375
Qualcomm, Inc.	17,281	2,499,351
Rambus, Inc. (A)	1,809	123,464
Semtech Corp. (A)	1,046	22,918
Silicon Laboratories, Inc. (A)	544	71,955
SiTime Corp. (A)	340	41,507
SkyWater Technology, Inc. (A)	651	6,263
Skyworks Solutions, Inc.	2,332	262,163
SMART Global Holdings, Inc. (A)	881	16,677
Synaptics, Inc. (A)	659	75,179
Teradyne, Inc.	2,224	241,348
Texas Instruments, Inc.	14,090	2,401,781
Ultra Clean Holdings, Inc. (A)	780	26,629
Universal Display Corp.	788	150,713
Veeco Instruments, Inc. (A)	900	27,927
Wolfspeed, Inc. (A)	2,039	88,717
		52,463,732
Software – 10.0%
8x8, Inc. (A)	2,080	7,862
A10 Networks, Inc.	1,300	17,121
ACI Worldwide, Inc. (A)	1,879	57,497
Adeia, Inc.	1,869	23,157
Adobe, Inc. (A)	7,040	4,200,064
Agilysys, Inc. (A)	424	35,964
Alarm.com Holdings, Inc. (A)	836	54,022
Alkami Technology, Inc. (A)	1,353	32,810
Altair Engineering, Inc., Class A (A)	892	75,062
Alteryx, Inc., Class A (A)	1,007	47,490
American Software, Inc., Class A	618	6,983
Amplitude, Inc., Class A (A)	1,146	14,577
ANSYS, Inc. (A)	1,305	473,558
Appfolio, Inc., Class A (A)	342	59,248
Appian Corp., Class A (A)	703	26,475
AppLovin Corp., Class A (A)	4,207	167,649
Arteris, Inc. (A)	256	1,508
Asana, Inc., Class A (A)	2,165	41,157
Aspen Technology, Inc. (A)	1,065	234,460
Atlassian Corp., Class A (A)	2,319	551,597
Aurora Innovation, Inc. (A)	12,640	55,237
Autodesk, Inc. (A)	3,247	790,580
AvePoint, Inc. (A)	2,600	21,346
Bentley Systems, Inc., Class B	4,577	238,828
BILL Holdings, Inc. (A)	1,708	139,356
Bit Digital, Inc. (A)(B)	1,535	6,493
Blackbaud, Inc. (A)	885	76,730
Blackline, Inc. (A)	994	62,065
Blend Labs, Inc., Class A (A)	3,398	8,665
Box, Inc., Class A (A)	2,356	60,337
Braze, Inc., Class A (A)	895	47,551
c3.ai, Inc., Class A (A)(B)	1,819	52,223
Cadence Design Systems, Inc. (A)	4,188	1,140,686
CCC Intelligent Solutions Holdings, Inc. (A)	9,972	113,581
Cerence, Inc. (A)	696	13,683
Cipher Mining, Inc. (A)	3,422	14,133
CleanSpark, Inc. (A)	1,249	13,776
Clear Secure, Inc., Class A	1,377	28,435
Clearwater Analytics Holdings, Inc., Class A (A)	1,001	20,050
CommVault Systems, Inc. (A)	745	59,488
Confluent, Inc., Class A (A)	2,348	54,943
Consensus Cloud Solutions, Inc. (A)	297	7,784
CoreCard Corp. (A)	182	2,517

The accompanying notes are an integral part of the financial statements.	189

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Crowdstrike Holdings, Inc., Class A (A)	3,529	$901,024
CS Disco, Inc. (A)	897	6,808
Datadog, Inc., Class A (A)	4,779	580,075
Digimarc Corp. (A)	294	10,619
Digital Turbine, Inc. (A)	1,591	10,914
DocuSign, Inc. (A)	3,306	196,542
Dolby Laboratories, Inc., Class A	965	83,164
Domo, Inc., Class B (A)	570	5,865
DoubleVerify Holdings, Inc. (A)	2,579	94,856
Dropbox, Inc., Class A (A)	3,482	102,649
Dynatrace, Inc. (A)	4,719	258,082
E2open Parent Holdings, Inc. (A)	4,487	19,698
Ebix, Inc. (A)	450	468
eGain Corp. (A)	659	5,489
Elastic NV (A)	1,554	175,136
Enfusion, Inc., Class A (A)	730	7,081
EngageSmart, Inc. (A)	2,600	59,540
Envestnet, Inc. (A)	921	45,608
Everbridge, Inc. (A)	671	16,312
EverCommerce, Inc. (A)	342	3,772
Expensify, Inc., Class A (A)	980	2,421
Fair Isaac Corp. (A)	371	431,848
Five9, Inc. (A)	1,163	91,516
Fortinet, Inc. (A)	12,003	702,536
Freshworks, Inc., Class A (A)	2,458	57,738
Gen Digital, Inc.	10,061	229,592
Gitlab, Inc., Class A (A)	1,439	90,599
Guidewire Software, Inc. (A)	1,368	149,167
HashiCorp, Inc., Class A (A)	1,258	29,739
HubSpot, Inc. (A)	754	437,727
Informatica, Inc., Class A (A)	3,953	112,226
Instructure Holdings, Inc. (A)	2,180	58,882
Intapp, Inc. (A)	971	36,917
InterDigital, Inc.	505	54,813
Intuit, Inc.	4,327	2,704,505
Jamf Holding Corp. (A)	1,836	33,158
JFrog, Ltd. (A)	1,675	57,972
Kaltura, Inc. (A)	1,498	2,921
LivePerson, Inc. (A)	1,279	4,847
LiveRamp Holdings, Inc. (A)	1,144	43,335
Manhattan Associates, Inc. (A)	910	195,941
Marathon Digital Holdings, Inc. (A)(B)	1,897	44,561
Matterport, Inc. (A)	4,431	11,919
MeridianLink, Inc. (A)	1,186	29,377
Microsoft Corp.	114,951	43,226,174
MicroStrategy, Inc., Class A (A)(B)	157	99,164
Mitek Systems, Inc. (A)	858	11,188
Model N, Inc. (A)	632	17,020
N-able, Inc. (A)	3,105	41,141
NCino, Inc. (A)	1,764	59,323
NCR Voyix Corp. (A)	2,282	38,589
NextNav, Inc. (A)	1,543	6,866
Nutanix, Inc., Class A (A)	3,704	176,644
Olo, Inc., Class A (A)	1,803	10,313
ON24, Inc.	546	4,302
OneSpan, Inc. (A)	743	7,965
Oracle Corp.	42,022	4,430,379
PagerDuty, Inc. (A)	1,505	34,841
Palantir Technologies, Inc., Class A (A)	32,261	553,921
Palo Alto Networks, Inc. (A)	4,712	1,389,475
Pegasystems, Inc.	1,377	67,280
PowerSchool Holdings, Inc., Class A (A)	2,696	63,518
Procore Technologies, Inc. (A)	2,210	152,976
Progress Software Corp.	725	39,368
PROS Holdings, Inc. (A)	783	30,373
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
PTC, Inc. (A)	1,786	$312,479
Q2 Holdings, Inc. (A)	981	42,585
Qualys, Inc. (A)	515	101,084
Rapid7, Inc. (A)	989	56,472
Red Violet, Inc. (A)	179	3,575
Rekor Systems, Inc. (A)	1,043	3,473
Rimini Street, Inc. (A)	1,519	4,967
RingCentral, Inc., Class A (A)	1,429	48,515
Riot Platforms, Inc. (A)	2,577	39,866
Roper Technologies, Inc.	1,615	880,450
Rubicon Technologies, Inc. (A)	68	126
Salesforce, Inc. (A)	15,035	3,956,310
Samsara, Inc., Class A (A)	1,922	64,156
SecureWorks Corp., Class A (A)	542	4,000
SEMrush Holdings, Inc., Class A (A)	848	11,584
SentinelOne, Inc., Class A (A)	3,431	94,147
ServiceNow, Inc. (A)	3,144	2,221,205
Smartsheet, Inc., Class A (A)	2,165	103,530
Smith Micro Software, Inc. (A)	417	344
SolarWinds Corp. (A)	2,802	34,997
SoundHound AI, Inc., Class A (A)(B)	853	1,808
SoundThinking, Inc. (A)	239	6,104
Splunk, Inc. (A)	2,563	390,473
Sprinklr, Inc., Class A (A)	2,024	24,369
Sprout Social, Inc., Class A (A)	784	48,169
SPS Commerce, Inc. (A)	594	115,141
Synopsys, Inc. (A)	2,351	1,210,553
Telos Corp. (A)	1,050	3,833
Tenable Holdings, Inc. (A)	1,864	85,856
Teradata Corp. (A)	1,675	72,879
TeraWulf, Inc. (A)	2,656	6,374
Tyler Technologies, Inc. (A)	620	259,234
UiPath, Inc., Class A (A)	7,709	191,492
Unity Software, Inc. (A)	6,161	251,923
Upland Software, Inc. (A)	553	2,339
Varonis Systems, Inc. (A)	1,852	83,859
Verint Systems, Inc. (A)	1,108	29,949
Veritone, Inc. (A)	504	912
Vertex, Inc., Class A (A)	864	23,276
Viant Technology, Inc., Class A (A)	646	4,451
Weave Communications, Inc. (A)	969	11,114
Workday, Inc., Class A (A)	3,156	871,245
Workiva, Inc. (A)	808	82,036
Xperi, Inc. (A)	833	9,180
Yext, Inc. (A)	2,165	12,752
Zeta Global Holdings Corp., Class A (A)	2,922	25,772
Zoom Video Communications, Inc., Class A (A)	4,009	288,287
Zscaler, Inc. (A)	2,333	516,899
Zuora, Inc., Class A (A)	2,245	21,103
		80,450,774
Technology hardware, storage and peripherals – 6.1%
Apple, Inc.	241,869	46,566,981
Corsair Gaming, Inc. (A)	1,483	20,910
CPI Card Group, Inc. (A)	153	2,936
Dell Technologies, Inc., Class C	3,929	300,569
Eastman Kodak Company (A)	845	3,296
Hewlett Packard Enterprise Company	19,334	328,291
HP, Inc.	15,083	453,847
Immersion Corp. (A)	731	5,161
Intevac, Inc. (A)	711	3,072
IonQ, Inc. (A)(B)	3,046	37,740
NetApp, Inc.	3,086	272,062
Pure Storage, Inc., Class A (A)	4,903	174,841
Seagate Technology Holdings PLC	3,331	284,367

The accompanying notes are an integral part of the financial statements.	190

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Super Micro Computer, Inc. (A)	872	$247,875
Turtle Beach Corp. (A)	214	2,343
Western Digital Corp. (A)	5,196	272,115
Xerox Holdings Corp.	2,690	49,308
		49,025,714
		204,437,166
Materials – 2.6%
Chemicals – 1.5%
AdvanSix, Inc.	524	15,699
Air Products & Chemicals, Inc.	3,426	938,039
Albemarle Corp.	1,818	262,665
Alto Ingredients, Inc. (A)	1,053	2,801
American Vanguard Corp.	632	6,933
Ashland, Inc.	880	74,193
Aspen Aerogels, Inc. (A)	612	9,657
Avient Corp.	1,554	64,600
Axalta Coating Systems, Ltd. (A)	2,824	95,931
Balchem Corp.	457	67,979
Cabot Corp.	964	80,494
Celanese Corp.	1,589	246,883
CF Industries Holdings, Inc.	2,968	235,956
Core Molding Technologies, Inc. (A)	20	371
Corteva, Inc.	11,499	551,032
CVR Nitrogen LP (A)(C)	1,086	195
Danimer Scientific, Inc. (A)(B)	1,518	1,548
Dow, Inc.	10,521	576,972
DuPont de Nemours, Inc.	6,724	517,277
Eastman Chemical Company	1,613	144,880
Ecolab, Inc.	4,443	881,269
Ecovyst, Inc. (A)	2,468	24,112
Element Solutions, Inc.	3,435	79,486
Flotek Industries, Inc. (A)	154	604
FMC Corp.	1,993	125,659
Ginkgo Bioworks Holdings, Inc. (A)(B)	22,649	38,277
Hawkins, Inc.	415	29,224
HB Fuller Company	899	73,188
Huntsman Corp.	3,124	78,506
Ingevity Corp. (A)	659	31,118
Innospec, Inc.	397	48,926
International Flavors & Fragrances, Inc.	4,152	336,187
Intrepid Potash, Inc. (A)	154	3,679
Koppers Holdings, Inc.	390	19,976
Kronos Worldwide, Inc.	722	7,177
Linde PLC	7,572	3,109,896
Livent Corp. (A)(B)	2,960	53,221
LSB Industries, Inc. (A)	1,275	11,870
LyondellBasell Industries NV, Class A	4,925	468,269
Mativ Holdings, Inc.	986	15,096
Minerals Technologies, Inc.	469	33,444
NewMarket Corp.	90	49,125
Olin Corp.	2,166	116,856
Origin Materials, Inc. (A)	1,904	1,592
PPG Industries, Inc.	3,630	542,867
PureCycle Technologies, Inc. (A)(B)	2,459	9,959
Quaker Chemical Corp.	311	66,374
Rayonier Advanced Materials, Inc. (A)	1,194	4,836
RPM International, Inc.	2,026	226,162
Sensient Technologies Corp.	716	47,256
Stepan Company	227	21,463
The Chemours Company	2,430	76,642
The Mosaic Company	4,988	178,221
The Scotts Miracle-Gro Company	934	59,543
The Sherwin-Williams Company	3,977	1,240,426
Trinseo PLC	506	4,235
Tronox Holdings PLC	372	5,268
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Valhi, Inc.	518	$7,868
Westlake Chemical Partners LP	369	7,989
Westlake Corp.	1,936	270,963
		12,300,934
Construction materials – 0.2%
Eagle Materials, Inc.	600	121,704
Knife River Corp. (A)	815	53,937
Martin Marietta Materials, Inc.	899	448,520
Summit Materials, Inc., Class A (A)	2,073	79,728
United States Lime & Minerals, Inc.	114	26,260
Vulcan Materials Company	2,081	472,408
		1,202,557
Containers and packaging – 0.3%
AptarGroup, Inc.	916	113,236
Avery Dennison Corp.	1,212	245,018
Ball Corp.	5,036	289,671
Berry Global Group, Inc.	1,659	111,800
Crown Holdings, Inc.	1,797	165,486
Graphic Packaging Holding Company	4,727	116,521
Greif, Inc., Class A	508	33,320
International Paper Company	5,573	201,464
Myers Industries, Inc.	710	13,881
O-I Glass, Inc. (A)	2,563	41,982
Packaging Corp. of America	1,337	217,811
Pactiv Evergreen, Inc.	2,656	36,414
Ranpak Holdings Corp. (A)	1,215	7,071
Sealed Air Corp.	2,299	83,959
Silgan Holdings, Inc.	1,565	70,816
Sonoco Products Company	1,175	65,647
TriMas Corp.	806	20,416
Westrock Company	4,088	169,734
		2,004,247
Metals and mining – 0.6%
5E Advanced Materials, Inc. (A)	637	898
Alcoa Corp.	2,938	99,892
Alpha Metallurgical Resources, Inc.	227	76,935
Arch Resources, Inc.	283	46,961
ATI, Inc. (A)	2,184	99,306
Atlas Lithium Corp. (A)	503	15,734
Carpenter Technology Corp.	853	60,392
Century Aluminum Company (A)	1,672	20,298
Cleveland-Cliffs, Inc. (A)	8,469	172,937
Coeur Mining, Inc. (A)	4,942	16,111
Commercial Metals Company	1,876	93,875
Compass Minerals International, Inc.	664	16,812
Dakota Gold Corp. (A)	1,069	2,801
Freeport-McMoRan, Inc.	21,533	916,660
Gatos Silver, Inc. (A)	1,095	7,161
Haynes International, Inc.	261	14,890
Hecla Mining Company	9,827	47,268
Kaiser Aluminum Corp.	289	20,574
Materion Corp.	365	47,497
MP Materials Corp. (A)	2,977	59,093
Newmont Corp.	12,880	533,103
Nucor Corp.	3,691	642,382
Olympic Steel, Inc.	262	17,475
Pan American Silver Corp. (A)	7,232	3,724
Piedmont Lithium, Inc. (A)	286	8,074
Ramaco Resources, Inc. (A)(B)	575	9,879
Ramaco Resources, Inc., Class B	115	1,531
Reliance Steel & Aluminum Company	789	220,668
Royal Gold, Inc.	1,062	128,460
Ryerson Holding Corp.	653	22,646
Schnitzer Steel Industries, Inc., Class A	532	16,045

The accompanying notes are an integral part of the financial statements.	191

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Southern Copper Corp.	11,868	$1,021,479
Steel Dynamics, Inc.	2,505	295,841
SunCoke Energy, Inc.	1,558	16,733
TimkenSteel Corp. (A)	841	19,721
Tredegar Corp.	821	4,442
U.S. Steel Corp.	3,684	179,227
US Gold Corp. (A)	143	608
Warrior Met Coal, Inc.	849	51,764
Worthington Steel, Inc. (A)	793	22,283
		5,052,180
Paper and forest products – 0.0%
Clearwater Paper Corp. (A)	317	11,450
Glatfelter Corp. (A)	999	1,938
Louisiana-Pacific Corp.	1,181	83,650
Sylvamo Corp.	673	33,051
		130,089
		20,690,007
Real estate – 2.7%
Diversified REITs – 0.1%
Alexander & Baldwin, Inc.	1,411	26,837
American Assets Trust, Inc.	1,151	25,909
Armada Hoffler Properties, Inc.	1,229	15,203
Broadstone Net Lease, Inc.	2,365	40,725
Empire State Realty Trust, Inc., Class A	2,981	28,886
Essential Properties Realty Trust, Inc.	1,951	49,868
Gladstone Commercial Corp.	793	10,499
Global Net Lease, Inc.	3,529	35,114
One Liberty Properties, Inc.	547	11,985
Star Holdings (A)	189	2,831
WP Carey, Inc.	3,216	208,429
		456,286
Health care REITs – 0.2%
CareTrust REIT, Inc.	1,737	38,874
Community Healthcare Trust, Inc.	472	12,574
Diversified Healthcare Trust	7,244	27,093
Global Medical REIT, Inc.	854	9,479
Healthcare Realty Trust, Inc.	6,370	109,755
Healthpeak Properties, Inc.	9,008	178,358
LTC Properties, Inc.	749	24,058
Medical Properties Trust, Inc.	10,043	49,311
National Health Investors, Inc.	787	43,954
Omega Healthcare Investors, Inc.	3,924	120,310
Physicians Realty Trust	3,981	52,987
Sabra Health Care REIT, Inc.	4,102	58,536
Universal Health Realty Income Trust	293	12,672
Ventas, Inc.	6,506	324,259
Welltower, Inc.	7,629	687,907
		1,750,127
Hotel and resort REITs – 0.1%
Apple Hospitality REIT, Inc.	3,995	66,357
Ashford Hospitality Trust, Inc. (A)	444	861
Braemar Hotels & Resorts, Inc.	978	2,445
Chatham Lodging Trust	1,043	11,181
DiamondRock Hospitality Company	3,725	34,978
Host Hotels & Resorts, Inc.	11,886	231,420
Park Hotels & Resorts, Inc.	3,834	58,660
Pebblebrook Hotel Trust	2,310	36,914
RLJ Lodging Trust	2,896	33,941
Ryman Hospitality Properties, Inc.	930	102,356
Service Properties Trust	3,030	25,876
Summit Hotel Properties, Inc.	2,173	14,603
Sunstone Hotel Investors, Inc.	3,688	39,572
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotel and resort REITs (continued)
Xenia Hotels & Resorts, Inc.	2,067	$28,153
		687,317
Industrial REITs – 0.3%
Americold Realty Trust, Inc.	4,289	129,828
EastGroup Properties, Inc.	741	136,003
First Industrial Realty Trust, Inc.	2,253	118,666
Industrial Logistics Properties Trust	1,490	7,003
Innovative Industrial Properties, Inc.	441	44,462
LXP Industrial Trust	4,958	49,183
Plymouth Industrial REIT, Inc.	458	11,024
Prologis, Inc.	14,333	1,910,589
Rexford Industrial Realty, Inc.	2,608	146,309
STAG Industrial, Inc.	2,912	114,325
Terreno Realty Corp.	1,329	83,288
		2,750,680
Office REITs – 0.1%
Alexandria Real Estate Equities, Inc.	2,515	318,827
Boston Properties, Inc.	2,089	146,585
Brandywine Realty Trust	3,382	18,263
COPT Defense Properties	2,009	51,491
Cousins Properties, Inc.	2,664	64,868
Douglas Emmett, Inc.	2,995	43,428
Easterly Government Properties, Inc.	1,561	20,980
Equity Commonwealth	885	16,992
Franklin Street Properties Corp.	2,261	5,788
Highwoods Properties, Inc.	1,854	42,568
Hudson Pacific Properties, Inc.	2,615	24,346
JBG SMITH Properties	2,054	34,939
Kilroy Realty Corp.	2,018	80,397
NET Lease Office Properties	214	3,955
New York REIT Liquidating LLC (A)(C)	457	2,975
Office Properties Income Trust	1,104	8,081
Orion Office REIT, Inc.	983	5,623
Paramount Group, Inc.	4,071	21,047
Peakstone Realty Trust	834	16,622
Piedmont Office Realty Trust, Inc., Class A	2,477	17,611
SL Green Realty Corp.	769	34,736
Vornado Realty Trust	3,256	91,982
		1,072,104
Real estate management and development – 0.2%
Anywhere Real Estate, Inc. (A)	1,533	12,433
CBRE Group, Inc., Class A (A)	4,746	441,805
Compass, Inc., Class A (A)	6,964	26,185
CoStar Group, Inc. (A)	6,498	567,860
DigitalBridge Group, Inc.	2,569	45,060
Douglas Elliman, Inc.	1,475	4,351
eXp World Holdings, Inc. (B)	2,650	41,128
Fathom Holdings, Inc. (A)	284	1,020
Five Point Holdings LLC, Class A (A)	2,087	6,407
Forestar Group, Inc. (A)	999	33,037
FRP Holdings, Inc. (A)	226	14,211
Howard Hughes Holdings, Inc. (A)	851	72,803
Jones Lang LaSalle, Inc. (A)	702	132,587
Kennedy-Wilson Holdings, Inc.	2,252	27,880
Marcus & Millichap, Inc.	708	30,925
Newmark Group, Inc., Class A	2,923	32,036
Opendoor Technologies, Inc. (A)	10,757	48,191
Rafael Holdings, Inc., Class B (A)	347	635
RE/MAX Holdings, Inc., Class A	374	4,985
Redfin Corp. (A)	1,922	19,835
Seritage Growth Properties, Class A (A)	866	8,097
Tejon Ranch Company (A)	577	9,924
The RMR Group, Inc., Class A	311	8,780

The accompanying notes are an integral part of the financial statements.	192

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
The St. Joe Company	1,041	$62,647
WeWork, Inc., Class A (A)	27,947	7,739
Zillow Group, Inc., Class A (A)	45	2,552
Zillow Group, Inc., Class C (A)	3,624	209,685
		1,872,798
Residential REITs – 0.3%
American Homes 4 Rent, Class A	5,072	182,389
Apartment Income REIT Corp.	2,626	91,201
Apartment Investment and Management Company, Class A (A)	2,711	21,227
AvalonBay Communities, Inc.	2,103	393,724
Bluerock Homes Trust, Inc.	85	1,189
BRT Apartments Corp.	385	7,157
Camden Property Trust	1,551	153,999
Centerspace	226	13,153
Elme Communities	1,645	24,017
Equity LifeStyle Properties, Inc.	2,967	209,292
Equity Residential	5,615	343,413
Essex Property Trust, Inc.	961	238,270
Independence Realty Trust, Inc.	3,277	50,138
Invitation Homes, Inc.	8,958	305,557
Mid-America Apartment Communities, Inc.	1,675	225,221
NexPoint Residential Trust, Inc.	480	16,526
Sun Communities, Inc.	1,906	254,737
UDR, Inc.	5,225	200,065
UMH Properties, Inc.	958	14,677
Veris Residential, Inc.	1,641	25,813
		2,771,765
Retail REITs – 0.4%
Acadia Realty Trust	1,812	30,786
Agree Realty Corp.	1,193	75,099
Alexander's, Inc.	105	22,425
Brixmor Property Group, Inc.	5,029	117,025
CBL & Associates Properties, Inc.	347	8,474
Federal Realty Investment Trust	1,354	139,530
Getty Realty Corp.	881	25,743
Kimco Realty Corp.	10,305	219,600
Kite Realty Group Trust	3,726	85,176
NETSTREIT Corp.	495	8,836
NNN REIT, Inc.	3,009	129,688
Phillips Edison & Company, Inc.	1,540	56,179
Realty Income Corp.	10,736	616,461
Regency Centers Corp.	2,539	170,113
Retail Opportunity Investments Corp.	2,320	32,550
RPT Realty	1,545	19,822
Saul Centers, Inc.	490	19,242
Simon Property Group, Inc.	4,947	705,640
SITE Centers Corp.	3,696	50,376
Spirit Realty Capital, Inc.	2,024	88,429
Tanger, Inc.	1,832	50,783
The Macerich Company	3,280	50,610
Urban Edge Properties	2,162	39,565
Whitestone REIT	991	12,179
		2,774,331
Specialized REITs – 1.0%
American Tower Corp.	7,200	1,554,336
Crown Castle, Inc.	6,592	759,332
CubeSmart	3,192	147,949
Digital Realty Trust, Inc.	4,744	638,448
EPR Properties	1,307	63,324
Equinix, Inc.	1,437	1,157,345
Extra Space Storage, Inc.	3,396	544,481
Farmland Partners, Inc.	930	11,606
Four Corners Property Trust, Inc.	1,453	36,761
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialized REITs (continued)
Gaming and Leisure Properties, Inc.	3,988	$196,808
Gladstone Land Corp.	706	10,202
Iron Mountain, Inc.	4,439	310,641
Lamar Advertising Company, Class A	1,229	130,618
National Storage Affiliates Trust	1,277	52,957
Outfront Media, Inc.	2,732	38,139
PotlatchDeltic Corp.	1,431	70,262
Public Storage	2,719	829,295
Rayonier, Inc.	2,536	84,728
Safehold, Inc.	1,263	29,554
SBA Communications Corp.	1,608	407,934
Uniti Group, Inc.	4,136	23,906
VICI Properties, Inc.	15,179	483,907
Weyerhaeuser Company	11,160	388,033
		7,970,566
		22,105,974
Utilities – 2.0%
Electric utilities – 1.2%
ALLETE, Inc.	971	59,386
Alliant Energy Corp.	3,580	183,654
American Electric Power Company, Inc.	7,854	637,902
Avangrid, Inc.	210	6,806
Constellation Energy Corp.	4,992	583,515
Duke Energy Corp.	12,189	1,182,821
Edison International	6,196	442,952
Entergy Corp.	3,068	310,451
Evergy, Inc.	3,738	195,124
Eversource Energy	5,593	345,200
Exelon Corp.	15,367	551,675
FirstEnergy Corp.	9,240	338,738
Genie Energy, Ltd., B Shares	616	17,328
Hawaiian Electric Industries, Inc.	1,834	26,024
IDACORP, Inc.	843	82,884
MGE Energy, Inc.	651	47,074
NextEra Energy, Inc.	32,245	1,958,561
NRG Energy, Inc.	3,719	192,272
OGE Energy Corp.	3,263	113,977
Otter Tail Corp.	715	60,754
PG&E Corp.	32,528	586,480
Pinnacle West Capital Corp.	1,796	129,025
PNM Resources, Inc.	20	832
Portland General Electric Company	1,498	64,923
PPL Corp.	9,867	267,396
The Southern Company	17,365	1,217,634
Via Renewables, Inc.	126	1,184
Xcel Energy, Inc.	8,441	522,582
		10,127,154
Gas utilities – 0.1%
Atmos Energy Corp.	1,859	215,458
Chesapeake Utilities Corp.	310	32,745
National Fuel Gas Company	888	44,551
New Jersey Resources Corp.	1,632	72,755
Northwest Natural Holding Company	625	24,338
ONE Gas, Inc.	913	58,176
RGC Resources, Inc.	228	4,638
Southwest Gas Holdings, Inc.	848	53,721
Spire, Inc.	874	54,485
Star Group LP	919	10,596
UGI Corp.	3,247	79,876
		651,339
Independent power and renewable electricity producers – 0.1%
Altus Power, Inc. (A)	2,340	15,982
Clearway Energy, Inc., Class A	1,122	28,701

The accompanying notes are an integral part of the financial statements.	193

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers (continued)
Clearway Energy, Inc., Class C	974	$26,717
Montauk Renewables, Inc. (A)	2,220	19,780
Ormat Technologies, Inc.	934	70,788
Sunnova Energy International, Inc. (A)(B)	1,925	29,356
The AES Corp.	10,972	211,211
Vistra Corp.	5,889	226,844
		629,379
Multi-utilities – 0.5%
Ameren Corp.	3,814	275,905
Avista Corp.	1,244	44,461
Black Hills Corp.	1,090	58,806
CenterPoint Energy, Inc.	9,241	264,015
CMS Energy Corp.	4,685	272,058
Consolidated Edison, Inc.	5,185	471,679
Dominion Energy, Inc.	13,417	630,599
DTE Energy Company	3,011	331,993
NiSource, Inc.	6,676	177,248
Northwestern Energy Group, Inc.	961	48,905
Public Service Enterprise Group, Inc.	7,496	458,380
Sempra	9,877	738,108
Unitil Corp.	316	16,612
WEC Energy Group, Inc.	5,060	425,900
		4,214,669
Water utilities – 0.1%
American States Water Company	629	50,584
American Water Works Company, Inc.	2,908	383,827
Artesian Resources Corp., Class A	193	8,000
Cadiz, Inc. (A)	752	2,106
California Water Service Group	934	48,447
Essential Utilities, Inc.	3,844	143,573
Global Water Resources, Inc.	595	7,783
Middlesex Water Company	324	21,261
Pure Cycle Corp. (A)	615	6,439
SJW Group	527	34,439
The York Water Company	308	11,895
		718,354
		16,340,895
TOTAL COMMON STOCKS (Cost $318,965,567)		$761,165,128
PREFERRED SECURITIES – 0.0%
Consumer discretionary – 0.0%
Broadline retail – 0.0%
Qurate Retail, Inc., 8.000%	260	9,350
Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Industrials – 0.0%
Industrial conglomerates – 0.0%
Steel Partners Holdings LP, 6.000%	510	$11,679
TOTAL PREFERRED SECURITIES (Cost $82,033)		$21,029
RIGHTS – 0.0%
Groupon, Inc. (Expiration Date: 1-17-24) (A)(D)	572	196
TOTAL RIGHTS (Cost $0)		$196
WARRANTS – 0.0%
Cassava Sciences, Inc. (Expiration Date: 11-15-24; Strike Price: $33.00) (A)	271	1,827
Chord Energy Corp. (Expiration Date: 11-19-24; Strike Price: $90.57) (A)	31	2,868
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	77	809
TOTAL WARRANTS (Cost $62,446)		$5,504
SHORT-TERM INVESTMENTS – 5.1%
Short-term funds – 5.1%
John Hancock Collateral Trust, 5.3645% (E)(F)	4,116,085	41,161,671
TOTAL SHORT-TERM INVESTMENTS (Cost $41,155,336)		$41,161,671
Total Investments (Total Stock Market Index Trust) (Cost $360,265,382) – 99.7%		$802,353,528
Other assets and liabilities, net – 0.3%		2,273,379
TOTAL NET ASSETS – 100.0%		$804,626,907
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,398,391.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Russell 2000 E-Mini Index Futures	50	Long	Mar 2024	$4,757,667	$5,119,250	$361,583
S&P 500 E-Mini Index Futures	153	Long	Mar 2024	35,611,789	36,873,000	1,261,211
						$1,622,794

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	194

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Growth Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of 500 Index Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Disciplined Value International Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Equity Trust, Health Sciences Trust, International Equity Index Trust, International Small Company Trust, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Growth Trust, Mid Value Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Stock Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust and Total Stock Market Index Trust (thirty-five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (included in Item 1 of this Form N-CSR) and the portfolio of investments (included in Item 6 of this Form N-CSR) as of December 31, 2023

(collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of their financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts

February 16, 2024

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2 of 2

JOHN HANCOCK
Variable Insurance Trust
Beginning on July 24, 2024, as required by regulations adopted by the U.S. Securities and Exchange Commission, open-end mutual funds and ETFs will transmit tailored annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in shareholder reports transmitted to shareholders, but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Bond Trusts
Annual report
December 31, 2023

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 49.4%
U.S. Government – 20.7%
U.S. Treasury Bonds
1.250%, 05/15/2050	$2,000,000	$1,077,734
1.625%, 11/15/2050	6,500,000	3,872,578
1.875%, 02/15/2041	6,000,000	4,313,672
2.000%, 08/15/2051	3,000,000	1,959,023
2.250%, 05/15/2041 to 02/15/2052	3,389,000	2,554,695
2.500%, 02/15/2045	7,566,000	5,729,176
3.000%, 02/15/2047 to 08/15/2052	7,461,000	6,100,606
3.375%, 08/15/2042 to 11/15/2048	5,925,000	5,253,468
3.625%, 02/15/2053	764,000	705,506
3.875%, 05/15/2043	1,000,000	953,281
4.000%, 11/15/2042	4,927,000	4,788,236
4.125%, 08/15/2053	9,843,000	9,949,120
4.750%, 11/15/2043	16,540,000	17,741,734
U.S. Treasury Notes
1.125%, 02/15/2031	3,000,000	2,504,180
1.375%, 11/15/2031	4,000,000	3,320,938
1.625%, 05/15/2031	3,000,000	2,573,320
2.875%, 08/15/2028	1,785,000	1,708,231
3.875%, 08/15/2033	5,180,000	5,173,525
4.375%, 11/30/2028 to 11/30/2030	19,855,000	20,381,295
4.500%, 11/15/2033	12,451,000	13,071,605
4.625%, 11/15/2026	1,510,000	1,533,830
		115,265,753
U.S. Government Agency – 28.7%
Federal Home Loan Mortgage Corp.
2.000%, 06/01/2036	727,191	654,795
2.500%, 08/01/2051 to 12/01/2051	1,688,003	1,455,094
3.000%, 03/01/2043 to 12/01/2049	4,363,081	3,959,517
3.500%, 10/01/2046 to 04/01/2052	13,486,462	12,566,074
4.000%, 01/01/2041 to 05/01/2052	2,527,013	2,410,594
4.000%, 05/01/2052 to 04/01/2053 (A)	2,154,171	2,041,747
4.500%, 12/01/2037 to 08/01/2053	13,283,401	13,019,847
4.500%, 10/01/2052 (A)	967,635	938,948
5.000%, 09/01/2052 to 08/01/2053	8,880,618	8,819,463
5.000%, 04/01/2053 (A)	960,371	951,101
5.500%, 09/01/2052 to 07/01/2053	2,084,929	2,117,106
Federal National Mortgage Association
2.000%, 04/01/2037	741,849	667,994
2.459%, 04/01/2034 (B)	998,557	840,024
2.500%, 01/01/2036 to 03/01/2052	8,307,045	7,203,715
3.000%, 01/01/2043 to 03/01/2052	27,100,984	24,350,109
3.500%, 06/01/2042 to 08/01/2052	20,595,612	19,137,255
4.000%, TBA (A)	3,687,000	3,489,398
4.000%, 10/01/2025 to 07/01/2052	22,153,096	21,219,264
4.000%, 06/01/2052 (A)	391,552	370,754
4.500%, 11/01/2037 to 05/01/2053	12,632,521	12,367,302
5.000%, 12/01/2034 to 05/01/2053	12,449,532	12,428,444
5.000%, 07/01/2052 to 08/01/2052 (A)	2,792,527	2,779,895
5.500%, 09/01/2034 to 12/01/2052	3,680,220	3,748,235
5.832%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.606%), 08/01/2034 (C)	109,480	110,924
6.000%, 05/01/2035 to 02/01/2036	754,001	781,414
6.372%, (6 month Refinitiv USD IBOR Consumer Cash Fallback Rate + 2.122%), 07/01/2033 (C)	10,962	11,113
7.000%, 09/01/2031 to 06/01/2032	59,588	62,124
7.500%, 09/01/2029 to 05/01/2031	6,972	7,318
Government National Mortgage Association
4.000%, 02/15/2041	686,179	665,214
5.000%, 04/15/2035	93,122	93,793
5.500%, 03/15/2035	41,442	42,577
Active Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
6.000%, 03/15/2033 to 06/15/2033		$77,778	$80,362
6.500%, 09/15/2028 to 08/15/2031		10,742	11,022
7.000%, 04/15/2029		14,865	15,304
8.000%, 10/15/2026		6,405	6,530
			159,424,370
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $289,183,235)			$274,690,123
FOREIGN GOVERNMENT OBLIGATIONS – 0.0%
Argentina – 0.0%
Republic of Argentina, GDP-Linked Note 8.124%, 12/15/2035 (D)*	ARS	19,532,033	350
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $0)			$350
CORPORATE BONDS – 36.3%
Communication services – 3.0%
AT&T, Inc. 4.350%, 06/15/2045		$285,000	246,044
C&W Senior Financing DAC 6.875%, 09/15/2027 (E)		251,000	233,857
Charter Communications Operating LLC
2.800%, 04/01/2031		400,000	337,385
4.200%, 03/15/2028		1,031,000	990,305
5.750%, 04/01/2048		1,111,000	985,989
6.384%, 10/23/2035		401,000	407,053
Connect Finco SARL 6.750%, 10/01/2026 (E)		260,000	258,443
Fox Corp. 3.500%, 04/08/2030 (F)		400,000	369,022
GCI LLC 4.750%, 10/15/2028 (E)		249,000	228,455
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030 (E)		302,000	260,617
Lumen Technologies, Inc. 7.600%, 09/15/2039		1,000,000	283,600
Match Group Holdings II LLC
3.625%, 10/01/2031 (E)		81,000	69,986
4.125%, 08/01/2030 (E)		189,000	171,500
Millicom International Cellular SA 6.250%, 03/25/2029 (E)		214,200	203,024
Netflix, Inc.
4.375%, 11/15/2026		700,000	696,687
4.875%, 04/15/2028		803,000	813,738
5.375%, 11/15/2029 (E)		80,000	82,650
5.875%, 11/15/2028		779,000	820,118
News Corp. 3.875%, 05/15/2029 (E)		209,000	192,169
Paramount Global
4.200%, 05/19/2032		92,000	82,110
4.375%, 03/15/2043		831,000	613,947
4.950%, 05/19/2050		384,000	311,141
Sirius XM Radio, Inc.
4.000%, 07/15/2028 (E)		213,000	196,992
5.000%, 08/01/2027 (E)		318,000	307,186
Sprint Capital Corp. 6.875%, 11/15/2028		400,000	433,412
Telesat Canada 5.625%, 12/06/2026 (E)		112,000	68,685
Time Warner Cable Enterprises LLC 8.375%, 07/15/2033		300,000	347,363
Time Warner Cable LLC 5.500%, 09/01/2041		450,000	389,288

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
T-Mobile USA, Inc.
2.875%, 02/15/2031	$59,000	$51,987
3.875%, 04/15/2030	1,856,000	1,760,048
4.500%, 04/15/2050	300,000	265,065
5.650%, 01/15/2053	265,000	275,911
Total Play Telecomunicaciones SA de CV
6.375%, 09/20/2028 (E)	278,000	113,067
7.500%, 11/12/2025 (E)	404,000	267,327
Verizon Communications, Inc.
4.672%, 03/15/2055	397,000	366,114
5.012%, 08/21/2054	335,000	327,820
Vodafone Group PLC
5.625%, 02/10/2053	173,000	174,438
7.000%, (7.000% to 4-4-29, then 5 Year U.S. Swap Rate + 4.873% to 4-4-49, then 5 Year U.S. Swap Rate + 5.623%), 04/04/2079	212,000	218,573
WarnerMedia Holdings, Inc.
4.279%, 03/15/2032	497,000	454,856
5.050%, 03/15/2042	143,000	126,066
5.141%, 03/15/2052	1,462,000	1,254,916
WMG Acquisition Corp. 3.875%, 07/15/2030 (E)	120,000	108,570
Zayo Group Holdings, Inc.
4.000%, 03/01/2027 (E)(F)	184,000	147,527
6.125%, 03/01/2028 (E)	170,000	124,858
		16,437,909
Consumer discretionary – 3.4%
Asbury Automotive Group, Inc.
4.625%, 11/15/2029 (E)	50,000	46,280
4.750%, 03/01/2030	175,000	163,358
AutoNation, Inc. 4.750%, 06/01/2030	793,000	765,912
AutoZone, Inc. 3.125%, 04/21/2026	535,000	513,989
Booking Holdings, Inc. 4.625%, 04/13/2030	624,000	628,669
Brookfield Residential Properties, Inc. 5.000%, 06/15/2029 (E)	154,000	136,698
CCM Merger, Inc. 6.375%, 05/01/2026 (E)	89,000	86,775
Century Communities, Inc. 3.875%, 08/15/2029 (E)	189,000	171,078
Dealer Tire LLC 8.000%, 02/01/2028 (E)	122,000	120,780
Ford Motor Company 3.250%, 02/12/2032	200,000	166,341
Ford Motor Credit Company LLC
4.000%, 11/13/2030	200,000	179,458
4.125%, 08/17/2027	370,000	350,273
5.113%, 05/03/2029	987,000	959,782
6.800%, 05/12/2028	1,580,000	1,650,232
Full House Resorts, Inc. 8.250%, 02/15/2028 (E)	134,000	125,960
General Motors Company 5.400%, 10/15/2029 to 04/01/2048	826,000	824,871
General Motors Financial Company, Inc.
2.400%, 10/15/2028	1,305,000	1,158,505
3.600%, 06/21/2030	1,625,000	1,474,767
Group 1 Automotive, Inc. 4.000%, 08/15/2028 (E)	140,000	129,831
Hilton Grand Vacations Borrower Escrow LLC 5.000%, 06/01/2029 (E)	178,000	164,213
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Hyundai Capital America 2.375%, 10/15/2027 (E)	$156,000	$140,501
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (E)	104,000	97,760
KB Home 4.000%, 06/15/2031	215,000	192,559
Lithia Motors, Inc.
3.875%, 06/01/2029 (E)	101,000	91,208
4.375%, 01/15/2031 (E)	101,000	91,812
4.625%, 12/15/2027 (E)	50,000	48,046
LKQ Corp. 5.750%, 06/15/2028	100,000	102,347
Macy's Retail Holdings LLC
5.875%, 04/01/2029 (E)(F)	106,000	101,753
5.875%, 03/15/2030 (E)	93,000	88,358
6.125%, 03/15/2032 (E)	171,000	161,793
Marriott International, Inc. 2.850%, 04/15/2031	500,000	432,737
McDonald's Corp.
3.600%, 07/01/2030	500,000	474,274
4.200%, 04/01/2050	500,000	442,211
MDC Holdings, Inc. 2.500%, 01/15/2031	155,000	127,383
MGM Resorts International 4.750%, 10/15/2028	370,000	352,533
Midwest Gaming Borrower LLC 4.875%, 05/01/2029 (E)	252,000	234,360
Mohegan Tribal Gaming Authority 8.000%, 02/01/2026 (E)	209,000	197,244
NIKE, Inc.
2.750%, 03/27/2027	500,000	476,149
2.850%, 03/27/2030	500,000	459,704
Nissan Motor Acceptance Company LLC
1.850%, 09/16/2026 (E)	696,000	625,783
2.000%, 03/09/2026 (E)	176,000	161,730
Resorts World Las Vegas LLC 4.625%, 04/16/2029 (E)	235,000	204,793
Tapestry, Inc.
7.700%, 11/27/2030	159,000	167,380
7.850%, 11/27/2033	127,000	135,494
The Home Depot, Inc.
2.500%, 04/15/2027	500,000	470,987
2.700%, 04/15/2030	500,000	456,661
The Michaels Companies, Inc.
5.250%, 05/01/2028 (E)	304,000	240,338
7.875%, 05/01/2029 (E)	281,000	176,915
The TJX Companies, Inc.
3.875%, 04/15/2030	400,000	386,567
4.500%, 04/15/2050	400,000	377,007
Travel + Leisure Company
4.625%, 03/01/2030 (E)	101,000	90,324
6.000%, 04/01/2027	700,000	696,101
Valvoline, Inc. 3.625%, 06/15/2031 (E)	492,000	419,878
Yum! Brands, Inc. 6.875%, 11/15/2037	292,000	320,639
		19,061,101
Consumer staples – 1.0%
Anheuser-Busch Companies LLC 4.700%, 02/01/2036	348,000	346,865
General Mills, Inc. 2.875%, 04/15/2030	400,000	361,471
JBS USA LUX SA
3.625%, 01/15/2032	460,000	394,345
3.750%, 12/01/2031	86,000	74,102

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
JBS USA LUX SA (continued)
5.125%, 02/01/2028	$155,000	$154,140
5.750%, 04/01/2033	788,000	780,582
Kraft Heinz Foods Company
4.375%, 06/01/2046	1,123,000	980,142
5.000%, 06/04/2042	175,000	168,569
MARB BondCo PLC 3.950%, 01/29/2031 (E)	308,000	250,042
NBM US Holdings, Inc. 6.625%, 08/06/2029 (E)	554,000	543,176
PepsiCo, Inc. 2.750%, 03/19/2030	500,000	459,310
Pilgrim's Pride Corp. 6.250%, 07/01/2033	592,000	609,123
Sysco Corp. 5.950%, 04/01/2030	355,000	377,305
The Estee Lauder Companies, Inc. 2.600%, 04/15/2030	400,000	354,226
		5,853,398
Energy – 4.9%
Aker BP ASA 4.000%, 01/15/2031 (E)	906,000	831,888
Anadarko Petroleum Corp. 4.500%, 07/15/2044 (F)	400,000	281,736
Antero Midstream Partners LP 5.375%, 06/15/2029 (E)	178,000	171,124
Antero Resources Corp. 5.375%, 03/01/2030 (E)	90,000	86,261
Apache Corp. 5.100%, 09/01/2040	325,000	278,463
Ascent Resources Utica Holdings LLC
5.875%, 06/30/2029 (E)	241,000	224,215
8.250%, 12/31/2028 (E)	47,000	47,273
Buckeye Partners LP 3.950%, 12/01/2026	500,000	472,500
Cheniere Energy Partners LP
4.000%, 03/01/2031	766,000	696,403
4.500%, 10/01/2029	786,000	751,783
Civitas Resources, Inc. 8.625%, 11/01/2030 (E)	131,000	138,955
Columbia Pipelines Operating Company LLC
5.927%, 08/15/2030 (E)	105,000	108,572
6.036%, 11/15/2033 (E)	317,000	331,985
ConocoPhillips Company 5.950%, 03/15/2046	30,000	32,477
Continental Resources, Inc.
2.875%, 04/01/2032 (E)	196,000	159,002
4.900%, 06/01/2044	595,000	480,833
5.750%, 01/15/2031 (E)	192,000	191,128
Enbridge Energy Partners LP 7.500%, 04/15/2038	600,000	697,368
Enbridge, Inc.
5.500%, (5.500% to 7-15-27, then 3 month CME Term SOFR + 3.680% to 7-15-47, then 3 month CME Term SOFR + 4.430%), 07/15/2077	507,000	463,428
5.750%, (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%), 07/15/2080	683,000	630,068
6.250%, (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%), 03/01/2078	544,000	502,840
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Enbridge, Inc. (continued)
8.500%, (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%), 01/15/2084	$171,000	$181,883
Energean Israel Finance, Ltd.
5.375%, 03/30/2028 (E)	99,000	86,897
5.875%, 03/30/2031 (E)	172,000	144,944
Energy Transfer LP
4.200%, 04/15/2027	368,000	357,507
5.150%, 03/15/2045	550,000	504,282
5.250%, 04/15/2029	615,000	619,600
5.400%, 10/01/2047	701,000	653,180
5.500%, 06/01/2027	302,000	305,679
6.500%, (6.500% to 11-15-26, then 5 Year CMT + 5.694%), 11/15/2026 (G)	553,000	525,505
7.125%, (7.125% to 5-15-30, then 5 Year CMT + 5.306%), 05/15/2030 (G)	817,000	752,848
Enterprise Products Operating LLC 5.250%, (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%), 08/16/2077	1,018,000	973,217
EQM Midstream Partners LP 7.500%, 06/01/2027 to 06/01/2030 (E)	61,000	63,835
Hess Corp. 5.600%, 02/15/2041	400,000	420,066
Hess Midstream Operations LP
4.250%, 02/15/2030 (E)	78,000	71,760
5.500%, 10/15/2030 (E)	31,000	30,004
Kinder Morgan Energy Partners LP 7.750%, 03/15/2032	172,000	194,775
Leviathan Bond, Ltd.
6.500%, 06/30/2027 (E)	366,000	343,441
6.750%, 06/30/2030 (E)	85,000	77,363
MC Brazil Downstream Trading SARL 7.250%, 06/30/2031 (E)	192,878	151,168
MPLX LP
4.125%, 03/01/2027	48,000	46,986
4.250%, 12/01/2027	355,000	347,289
4.950%, 09/01/2032	344,000	336,600
5.000%, 03/01/2033	355,000	347,756
Occidental Petroleum Corp.
6.450%, 09/15/2036	537,000	568,147
6.600%, 03/15/2046	151,000	163,494
6.625%, 09/01/2030	727,000	773,172
ONEOK, Inc.
5.650%, 11/01/2028	131,000	135,611
6.050%, 09/01/2033	1,005,000	1,064,815
6.100%, 11/15/2032	500,000	531,296
6.625%, 09/01/2053	633,000	708,414
Ovintiv, Inc.
5.650%, 05/15/2028	104,000	106,115
6.250%, 07/15/2033	104,000	107,512
7.200%, 11/01/2031	55,000	59,683
Parkland Corp.
4.500%, 10/01/2029 (E)	176,000	161,299
4.625%, 05/01/2030 (E)	172,000	158,240
Petroleos Mexicanos
7.690%, 01/23/2050	546,000	388,296
8.750%, 06/02/2029	150,000	145,829
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	195,000	190,886
4.500%, 05/15/2030	984,000	961,630

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Sabine Pass Liquefaction LLC (continued)
5.000%, 03/15/2027	$131,000	$131,565
Southwestern Energy Company 4.750%, 02/01/2032	129,000	119,352
Sunoco LP 4.500%, 04/30/2030	192,000	177,756
Targa Resources Corp.
4.950%, 04/15/2052	668,000	586,033
6.150%, 03/01/2029	521,000	544,808
Targa Resources Partners LP 4.000%, 01/15/2032	581,000	530,529
The Williams Companies, Inc.
3.750%, 06/15/2027	526,000	506,980
4.650%, 08/15/2032	476,000	464,007
Valero Energy Corp. 2.850%, 04/15/2025	400,000	387,000
Var Energi ASA 8.000%, 11/15/2032 (E)	1,043,000	1,167,743
Venture Global Calcasieu Pass LLC
3.875%, 08/15/2029 (E)	95,000	86,193
4.125%, 08/15/2031 (E)	158,000	139,199
Venture Global LNG, Inc. 9.500%, 02/01/2029 (E)	270,000	285,705
Western Midstream Operating LP
4.050%, 02/01/2030	545,000	509,651
6.150%, 04/01/2033	71,000	73,760
		27,049,607
Financials – 9.6%
Ally Financial, Inc.
6.992%, (6.992% to 6-13-28, then Overnight SOFR + 3.260%), 06/13/2029	532,000	549,427
7.100%, 11/15/2027 (F)	387,000	402,228
Ambac Assurance Corp. 5.100%, 01/25/2024 (E)(G)	131	171
American International Group, Inc. 6.250%, (6.250% to 3-15-37, then 3 month LIBOR + 2.056%), 03/15/2037	100,000	90,133
Ameriprise Financial, Inc. 2.875%, 09/15/2026	500,000	478,466
Ares Capital Corp.
2.150%, 07/15/2026	317,000	288,969
2.875%, 06/15/2028	489,000	433,221
3.250%, 07/15/2025	169,000	161,906
3.875%, 01/15/2026	717,000	688,788
Athene Holding, Ltd. 3.500%, 01/15/2031	141,000	124,150
Banco Santander SA 4.379%, 04/12/2028	593,000	575,947
Bank of America Corp.
2.087%, (2.087% to 6-14-28, then Overnight SOFR + 1.060%), 06/14/2029	472,000	415,982
2.592%, (2.592% to 4-29-30, then Overnight SOFR + 2.150%), 04/29/2031	973,000	838,522
2.687%, (2.687% to 4-22-31, then Overnight SOFR + 1.320%), 04/22/2032	859,000	725,366
2.884%, (2.884% to 10-22-29, then 3 month CME Term SOFR + 1.452%), 10/22/2030	500,000	443,508
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
3.419%, (3.419% to 12-20-27, then 3 month CME Term SOFR + 1.302%), 12/20/2028	$1,087,000	$1,023,877
3.846%, (3.846% to 3-8-32, then 5 Year CMT + 2.000%), 03/08/2037	414,000	363,494
3.970%, (3.970% to 3-5-28, then 3 month CME Term SOFR + 1.332%), 03/05/2029	359,000	342,886
6.300%, (6.300% to 3-10-26, then 3 month CME Term SOFR + 4.815%), 03/10/2026 (G)	478,000	479,196
Barclays PLC 4.375%, (4.375% to 9-15-28, then 5 Year CMT + 3.410%), 03/15/2028 (G)	316,000	245,660
BlackRock, Inc. 1.900%, 01/28/2031	500,000	421,773
Blackstone Holdings Finance Company LLC 6.200%, 04/22/2033 (E)	300,000	320,353
Blackstone Private Credit Fund
2.350%, 11/22/2024	293,000	283,399
2.700%, 01/15/2025	219,000	211,234
3.250%, 03/15/2027	79,000	72,470
4.000%, 01/15/2029	655,000	596,303
7.050%, 09/29/2025	300,000	305,304
7.300%, 11/27/2028 (E)	134,000	139,297
Block, Inc. 3.500%, 06/01/2031	126,000	111,882
BPCE SA 4.500%, 03/15/2025 (E)	621,000	609,108
Citigroup, Inc.
4.412%, (4.412% to 3-31-30, then Overnight SOFR + 3.914%), 03/31/2031	1,000,000	956,445
4.600%, 03/09/2026	506,000	499,487
4.700%, (4.700% to 1-30-25, then Overnight SOFR + 3.234%), 01/30/2025 (G)	337,000	313,439
6.174%, (6.174% to 5-25-33, then Overnight SOFR + 2.661%), 05/25/2034	346,000	358,032
6.250%, (6.250% to 8-15-26, then 3 month CME Term SOFR + 4.779%), 08/15/2026 (G)	320,000	315,839
Citizens Financial Group, Inc. 3.250%, 04/30/2030	948,000	832,636
CNA Financial Corp. 2.050%, 08/15/2030	105,000	87,305
CNO Financial Group, Inc. 5.250%, 05/30/2029	761,000	751,276
Corebridge Financial, Inc. 6.875%, (6.875% to 12-15-27, then 5 Year CMT + 3.846%), 12/15/2052	135,000	134,542
Credit Agricole SA
3.250%, 01/14/2030 (E)	589,000	519,921
4.375%, 03/17/2025 (E)	600,000	589,554
6.316%, (6.316% to 10-3-28, then Overnight SOFR + 1.860%), 10/03/2029 (E)	331,000	346,676
Deutsche Bank AG
2.311%, (2.311% to 11-16-26, then Overnight SOFR + 1.219%), 11/16/2027	535,000	489,199

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Deutsche Bank AG (continued)
3.742%, (3.742% to 1-7-32, then Overnight SOFR + 2.257%), 01/07/2033	$703,000	$577,103
6.819%, (6.819% to 11-20-28, then Overnight SOFR + 2.510%), 11/20/2029	410,000	431,666
Discover Financial Services 4.100%, 02/09/2027	117,000	112,275
Fifth Third Bancorp 8.689%, (3 month CME Term SOFR + 3.295%), 01/29/2024 (C)(G)	410,000	391,669
Fiserv, Inc. 2.250%, 06/01/2027	400,000	369,883
Huntington Bancshares, Inc. 6.208%, (6.208% to 8-21-28, then Overnight SOFR + 2.020%), 08/21/2029	381,000	392,861
ING Groep NV 6.500%, (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%), 04/16/2025 (G)	135,000	131,475
Jefferies Financial Group, Inc. 5.875%, 07/21/2028	482,000	494,244
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then Overnight SOFR + 2.040%), 04/22/2031	1,151,000	995,312
2.956%, (2.956% to 5-13-30, then 3 month CME Term SOFR + 2.515%), 05/13/2031	1,103,000	969,287
4.600%, (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%), 02/01/2025 (G)	923,000	890,067
KKR Group Finance Company XII LLC 4.850%, 05/17/2032 (E)	500,000	488,960
Lazard Group LLC 4.375%, 03/11/2029	608,000	588,146
Liberty Mutual Group, Inc.
3.950%, 05/15/2060 (E)	500,000	359,375
4.125%, (4.125% to 12-15-26, then 5 Year CMT + 3.315%), 12/15/2051 (E)	203,000	170,094
Lloyds Banking Group PLC 7.500%, (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%), 06/27/2024 (G)	531,000	525,639
M&T Bank Corp. 5.125%, (5.125% to 11-1-26, then 3 month LIBOR + 3.520%), 11/01/2026 (G)	116,000	100,204
Macquarie Bank, Ltd. 3.624%, 06/03/2030 (E)	424,000	368,448
MetLife, Inc.
3.000%, 03/01/2025	300,000	293,450
6.400%, (6.400% to 12-15-36, then 3 month LIBOR + 2.205%), 12/15/2036	292,000	301,131
Morgan Stanley
2.239%, (2.239% to 7-21-31, then Overnight SOFR + 1.178%), 07/21/2032	203,000	165,697
2.484%, (2.484% to 9-16-31, then Overnight SOFR + 1.360%), 09/16/2036	1,511,000	1,197,600
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (continued)
3.622%, (3.622% to 4-1-30, then Overnight SOFR + 3.120%), 04/01/2031	$1,000,000	$921,226
4.431%, (4.431% to 1-23-29, then 3 month CME Term SOFR + 1.890%), 01/23/2030	70,000	68,178
5.123%, (5.123% to 2-1-28, then Overnight SOFR + 1.730%), 02/01/2029	131,000	131,596
5.164%, (5.164% to 4-20-28, then Overnight SOFR + 1.590%), 04/20/2029	412,000	414,355
5.449%, (5.449% to 7-20-28, then Overnight SOFR + 1.630%), 07/20/2029	205,000	208,885
5.948%, (5.948% to 1-19-33, then 5 Year CMT + 2.430%), 01/19/2038	1,000,000	1,011,294
MSCI, Inc. 3.625%, 11/01/2031 (E)	712,000	626,659
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/2030 (E)	85,000	76,851
5.500%, 08/15/2028 (E)	156,000	150,006
6.000%, 01/15/2027 (E)	99,000	98,258
NatWest Group PLC 6.000%, (6.000% to 6-29-26, then 5 Year CMT + 5.625%), 12/29/2025 (G)	673,000	650,662
NatWest Markets PLC 1.600%, 09/29/2026 (E)	877,000	800,336
OneMain Finance Corp. 9.000%, 01/15/2029	116,000	122,639
PayPal Holdings, Inc. 2.300%, 06/01/2030	400,000	349,627
Popular, Inc. 7.250%, 03/13/2028	260,000	267,475
Raymond James Financial, Inc. 4.950%, 07/15/2046	500,000	466,445
Santander Holdings USA, Inc.
2.490%, (2.490% to 1-6-27, then Overnight SOFR + 1.249%), 01/06/2028	572,000	523,653
3.244%, 10/05/2026	651,000	613,187
3.450%, 06/02/2025	560,000	543,957
4.400%, 07/13/2027	143,000	138,852
SBL Holdings, Inc. 5.000%, 02/18/2031 (E)	300,000	246,999
Societe Generale SA
5.375%, (5.375% to 11-18-30, then 5 Year CMT + 4.514%), 11/18/2030 (E)(G)	287,000	234,804
6.446%, (6.446% to 1-10-28, then 1 Year CMT + 2.550%), 01/10/2029 (E)	1,005,000	1,039,654
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (E)	695,000	605,083
The Charles Schwab Corp.
5.643%, (5.643% to 5-19-28, then Overnight SOFR + 2.210%), 05/19/2029	669,000	686,270
6.196%, (6.196% to 11-17-28, then Overnight SOFR + 1.878%), 11/17/2029	639,000	670,086

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc.
2.615%, (2.615% to 4-22-31, then Overnight SOFR + 1.281%), 04/22/2032	$1,954,000	$1,640,204
2.650%, (2.650% to 10-21-31, then Overnight SOFR + 1.264%), 10/21/2032	337,000	280,826
3.500%, 04/01/2025	500,000	488,628
The PNC Financial Services Group, Inc.
3.400%, (3.400% to 9-15-26, then 5 Year CMT + 2.595%), 09/15/2026 (G)	867,000	693,535
5.582%, (5.582% to 6-12-28, then Overnight SOFR + 1.841%), 06/12/2029	1,012,000	1,033,588
5.939%, (5.939% to 8-18-33, then Overnight SOFR + 1.946%), 08/18/2034	583,000	606,050
6.250%, (6.250% to 3-15-30, then 7 Year CMT + 2.808%), 03/15/2030 (G)	262,000	244,228
8.679%, (3 month CME Term SOFR + 3.302%), 03/01/2024 (C)(G)	393,000	391,987
Truist Financial Corp.
5.867%, (5.867% to 6-8-33, then Overnight SOFR + 2.361%), 06/08/2034	602,000	614,097
7.161%, (7.161% to 10-30-28, then Overnight SOFR + 2.446%), 10/30/2029	191,000	206,286
U.S. Bancorp
5.836%, (5.836% to 6-10-33, then Overnight SOFR + 2.260%), 06/12/2034	659,000	679,774
6.787%, (6.787% to 10-26-26, then Overnight SOFR + 1.880%), 10/26/2027	631,000	658,806
UBS Group AG 6.301%, (6.301% to 9-22-33, then 1 Year CMT + 2.000%), 09/22/2034 (E)	400,000	423,449
Visa, Inc. 2.050%, 04/15/2030	400,000	351,472
Wells Fargo & Company
2.393%, (2.393% to 6-2-27, then Overnight SOFR + 2.100%), 06/02/2028	1,600,000	1,465,480
2.879%, (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%), 10/30/2030	1,216,000	1,080,978
3.350%, (3.350% to 3-2-32, then Overnight SOFR + 1.500%), 03/02/2033	1,519,000	1,326,719
5.875%, (5.875% to 6-15-25, then 9.865% thereafter), 06/15/2025 (G)	1,608,000	1,591,239
		53,696,340
Health care – 1.9%
AbbVie, Inc. 3.200%, 11/21/2029	1,561,000	1,459,206
AdaptHealth LLC 5.125%, 03/01/2030 (E)	168,000	131,052
Amgen, Inc. 5.250%, 03/02/2030	109,000	112,052
Baxter International, Inc. 3.500%, 08/15/2046	500,000	364,771
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Biogen, Inc.
2.250%, 05/01/2030	$400,000	$341,211
3.150%, 05/01/2050	500,000	351,081
Cencora, Inc. 2.800%, 05/15/2030	524,000	469,806
Centene Corp.
2.450%, 07/15/2028	88,000	78,373
3.000%, 10/15/2030	541,000	468,530
3.375%, 02/15/2030	123,000	110,359
CVS Health Corp.
3.750%, 04/01/2030	479,000	450,597
5.050%, 03/25/2048	558,000	521,902
5.250%, 01/30/2031	67,000	68,728
DaVita, Inc.
3.750%, 02/15/2031 (E)	187,000	153,593
4.625%, 06/01/2030 (E)	302,000	263,463
Fresenius Medical Care US Finance III, Inc. 2.375%, 02/16/2031 (E)	995,000	769,084
Humana, Inc. 3.125%, 08/15/2029	500,000	462,834
IQVIA, Inc. 6.250%, 02/01/2029 (E)	320,000	334,063
Pfizer, Inc. 2.625%, 04/01/2030	500,000	450,977
Royalty Pharma PLC 1.750%, 09/02/2027	126,000	112,988
Stanford Health Care 3.310%, 08/15/2030	225,000	207,735
Star Parent, Inc. 9.000%, 10/01/2030 (E)	132,000	139,109
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	49,000	46,893
Thermo Fisher Scientific, Inc. 4.977%, 08/10/2030	166,000	170,060
Universal Health Services, Inc.
1.650%, 09/01/2026	545,000	495,864
2.650%, 10/15/2030	568,000	481,623
Utah Acquisition Sub, Inc.
3.950%, 06/15/2026	800,000	773,115
5.250%, 06/15/2046	250,000	208,179
Varex Imaging Corp. 7.875%, 10/15/2027 (E)	149,000	149,822
Viatris, Inc.
2.700%, 06/22/2030	364,000	308,132
4.000%, 06/22/2050	308,000	216,652
		10,671,854
Industrials – 4.9%
3M Company 3.050%, 04/15/2030	500,000	450,660
AerCap Ireland Capital DAC
1.750%, 01/30/2026	575,000	533,959
2.450%, 10/29/2026	2,029,000	1,878,694
3.000%, 10/29/2028	559,000	510,361
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 05/15/2025 (E)	146,456	140,964
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 01/15/2026 (E)	132,751	125,630
Air Canada 2020-1 Class C Pass Through Trust 10.500%, 07/15/2026 (E)	164,000	178,088

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Air Lease Corp.
2.100%, 09/01/2028	$208,000	$182,030
2.875%, 01/15/2026	150,000	142,899
3.125%, 12/01/2030	400,000	349,861
3.625%, 12/01/2027	225,000	212,771
Alaska Airlines 2020-1 Class B Pass Through Trust 8.000%, 08/15/2025 (E)	115,263	115,506
American Airlines 2015-1 Class A Pass Through Trust 3.375%, 05/01/2027	1,260,400	1,154,250
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 01/15/2028	544,152	501,211
American Airlines 2016-1 Class AA Pass Through Trust 3.575%, 01/15/2028	82,028	76,444
American Airlines 2016-3 Class A Pass Through Trust 3.250%, 10/15/2028	39,025	34,060
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 02/15/2029	134,505	120,492
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 02/15/2029	473,513	438,026
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 10/15/2029	140,465	122,988
American Airlines 2019-1 Class A Pass Through Trust 3.500%, 02/15/2032	544,415	462,855
American Airlines 2019-1 Class AA Pass Through Trust 3.150%, 02/15/2032	542,795	474,536
American Airlines 2019-1 Class B Pass Through Trust 3.850%, 02/15/2028	101,327	90,539
American Airlines 2021-1 Class A Pass Through Trust 2.875%, 07/11/2034	445,743	377,852
American Airlines 2021-1 Class B Pass Through Trust 3.950%, 07/11/2030	603,330	535,498
American Airlines Group, Inc. 3.750%, 03/01/2025 (E)(F)	500,000	487,255
American Airlines, Inc. 7.250%, 02/15/2028 (E)	198,000	200,263
APX Group, Inc. 5.750%, 07/15/2029 (E)	216,000	201,367
Ashtead Capital, Inc.
2.450%, 08/12/2031 (E)	200,000	162,822
4.375%, 08/15/2027 (E)	200,000	192,023
Beacon Roofing Supply, Inc. 4.125%, 05/15/2029 (E)	188,000	171,391
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (E)	215,000	198,967
British Airways 2018-1 Class A Pass Through Trust 4.125%, 09/20/2031 (E)	70,992	64,550
British Airways 2020-1 Class A Pass Through Trust 4.250%, 11/15/2032 (E)	114,549	106,644
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
British Airways 2020-1 Class B Pass Through Trust 8.375%, 11/15/2028 (E)	$75,047	$77,522
Builders FirstSource, Inc.
4.250%, 02/01/2032 (E)	221,000	199,338
6.375%, 06/15/2032 (E)	165,000	168,494
Canadian Pacific Railway Company 2.875%, 11/15/2029	500,000	450,297
Carrier Global Corp. 2.700%, 02/15/2031	500,000	436,824
Concentrix Corp. 6.600%, 08/02/2028	636,000	654,124
Delta Air Lines, Inc.
4.375%, 04/19/2028 (F)	578,000	559,227
4.750%, 10/20/2028 (E)	784,051	771,105
Emerald Debt Merger Sub LLC 6.625%, 12/15/2030 (E)	171,000	174,654
Flowserve Corp. 3.500%, 10/01/2030	176,000	155,470
Global Infrastructure Solutions, Inc. 5.625%, 06/01/2029 (E)	247,000	225,559
HEICO Corp. 5.250%, 08/01/2028	300,000	306,291
Huntington Ingalls Industries, Inc.
3.844%, 05/01/2025	450,000	440,513
4.200%, 05/01/2030	422,000	402,170
Ingersoll Rand, Inc. 5.400%, 08/14/2028	61,000	62,857
JB Poindexter & Company, Inc. 8.750%, 12/15/2031 (E)	112,000	114,240
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 05/15/2032	450,226	379,786
Masco Corp. 2.000%, 10/01/2030	412,000	339,674
MasTec, Inc. 4.500%, 08/15/2028 (E)	146,000	137,103
Owens Corning
3.875%, 06/01/2030	45,000	42,210
3.950%, 08/15/2029	654,000	622,862
Penske Truck Leasing Company LP 5.875%, 11/15/2027 (E)	400,000	408,837
Prime Security Services Borrower LLC
3.375%, 08/31/2027 (E)	62,000	57,486
6.250%, 01/15/2028 (E)	173,000	171,991
Regal Rexnord Corp.
6.050%, 02/15/2026 (E)	428,000	432,731
6.400%, 04/15/2033 (E)	187,000	194,904
The Boeing Company
3.200%, 03/01/2029	199,000	186,104
5.040%, 05/01/2027	1,033,000	1,042,016
5.150%, 05/01/2030	1,420,000	1,445,576
5.805%, 05/01/2050	400,000	414,220
TransDigm, Inc. 5.500%, 11/15/2027	190,000	186,148
TriNet Group, Inc. 3.500%, 03/01/2029 (E)	104,000	93,038
Uber Technologies, Inc. 4.500%, 08/15/2029 (E)	330,000	314,809
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 09/03/2026	697,755	664,749
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 07/07/2028	548,776	489,262

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	$248,071	$234,898
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	120,379	114,315
United Airlines 2019-1 Class A Pass Through Trust 4.550%, 08/25/2031	501,571	444,506
United Airlines 2020-1 Class A Pass Through Trust 5.875%, 10/15/2027	936,185	947,821
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	167,808	162,544
United Airlines 2023-1 Class A Pass Through Trust 5.800%, 01/15/2036	655,000	664,227
United Airlines, Inc.
4.375%, 04/15/2026 (E)	31,000	30,207
4.625%, 04/15/2029 (E)	70,000	65,466
United Rentals North America, Inc. 3.875%, 11/15/2027	177,000	168,894
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	137,916	134,075
Verisk Analytics, Inc. 4.125%, 03/15/2029	400,000	390,201
		27,174,801
Information technology – 2.8%
Autodesk, Inc. 2.850%, 01/15/2030	99,000	89,235
Broadcom, Inc.
2.450%, 02/15/2031 (E)	1,000,000	855,063
3.419%, 04/15/2033 (E)	433,000	380,307
4.750%, 04/15/2029	2,024,000	2,028,558
CDW LLC 3.250%, 02/15/2029	119,000	108,813
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (E)	144,000	130,616
Dell International LLC 5.300%, 10/01/2029	913,000	940,209
Foundry JV Holdco LLC 5.875%, 01/25/2034 (E)	548,000	562,869
Gartner, Inc. 4.500%, 07/01/2028 (E)	671,000	636,328
Jabil, Inc. 3.600%, 01/15/2030	180,000	162,956
Marvell Technology, Inc. 2.450%, 04/15/2028	799,000	721,014
Micron Technology, Inc.
2.703%, 04/15/2032	227,000	190,644
4.185%, 02/15/2027	567,000	556,128
4.663%, 02/15/2030	1,000,000	975,986
5.327%, 02/06/2029	1,110,000	1,132,117
6.750%, 11/01/2029	1,537,000	1,660,861
Motorola Solutions, Inc.
2.300%, 11/15/2030	861,000	726,992
2.750%, 05/24/2031	715,000	611,110
NXP BV 3.875%, 06/18/2026	798,000	777,475
Oracle Corp.
2.950%, 04/01/2030	355,000	320,404
5.550%, 02/06/2053	1,000,000	1,000,279
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Qorvo, Inc. 3.375%, 04/01/2031 (E)	$212,000	$181,380
Qualcomm, Inc. 1.650%, 05/20/2032 (F)	566,000	461,638
VeriSign, Inc. 2.700%, 06/15/2031	190,000	162,842
		15,373,824
Materials – 1.4%
Amcor Flexibles North America, Inc. 3.100%, 09/15/2026	500,000	469,079
Anglo American Capital PLC 4.750%, 04/10/2027 (E)	403,000	397,675
Arsenal AIC Parent LLC 8.000%, 10/01/2030 (E)	111,000	115,813
Braskem Idesa SAPI 6.990%, 02/20/2032 (E)	201,000	117,691
Braskem Netherlands Finance BV
4.500%, 01/31/2030 (E)	770,000	597,646
5.875%, 01/31/2050 (E)	240,000	166,302
Cemex SAB de CV
3.875%, 07/11/2031 (E)	297,000	265,627
5.200%, 09/17/2030 (E)	224,000	215,833
CF Industries, Inc. 4.950%, 06/01/2043	175,000	159,953
First Quantum Minerals, Ltd. 6.875%, 10/15/2027 (E)	302,000	256,653
Freeport-McMoRan, Inc.
4.250%, 03/01/2030	614,000	576,589
5.400%, 11/14/2034	237,000	238,557
5.450%, 03/15/2043	889,000	864,855
Glencore Funding LLC 2.625%, 09/23/2031 (E)	500,000	424,257
Graphic Packaging International LLC 3.500%, 03/01/2029 (E)	198,000	178,276
Hudbay Minerals, Inc. 4.500%, 04/01/2026 (E)	66,000	63,840
Huntsman International LLC 4.500%, 05/01/2029	500,000	481,645
Mauser Packaging Solutions Holding Company 7.875%, 08/15/2026 (E)	140,000	142,475
Methanex Corp. 5.650%, 12/01/2044	450,000	392,319
Newmont Corp. 2.800%, 10/01/2029	142,000	129,561
Novelis Corp. 4.750%, 01/30/2030 (E)	267,000	251,100
Owens-Brockway Glass Container, Inc.
6.625%, 05/13/2027 (E)	130,000	130,016
7.250%, 05/15/2031 (E)	92,000	93,278
Pactiv Evergreen Group Issuer, Inc. 4.000%, 10/15/2027 (E)	312,000	291,720
Sasol Financing USA LLC 5.500%, 03/18/2031	192,000	161,628
Standard Industries, Inc.
3.375%, 01/15/2031 (E)	142,000	122,158
4.375%, 07/15/2030 (E)	149,000	136,840
5.000%, 02/15/2027 (E)	73,000	71,170
Summit Materials LLC 7.250%, 01/15/2031 (E)	122,000	128,552
		7,641,108
Real estate – 1.4%
American Homes 4 Rent LP 4.250%, 02/15/2028	316,000	306,664

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
American Tower Corp.
3.550%, 07/15/2027	$484,000	$464,117
3.800%, 08/15/2029	471,000	447,139
American Tower Trust I
3.652%, 03/23/2028 (E)	315,000	297,562
5.490%, 03/15/2028 (E)	359,000	364,132
Brixmor Operating Partnership LP 4.050%, 07/01/2030	500,000	467,226
CoStar Group, Inc. 2.800%, 07/15/2030 (E)	741,000	629,805
Cushman & Wakefield US Borrower LLC 8.875%, 09/01/2031 (E)	20,000	21,195
EPR Properties 4.950%, 04/15/2028 (F)	350,000	331,807
ERP Operating LP 3.375%, 06/01/2025	300,000	293,506
Extra Space Storage LP 2.350%, 03/15/2032	500,000	407,559
GLP Capital LP
3.250%, 01/15/2032	521,000	439,855
4.000%, 01/15/2030	147,000	134,135
5.375%, 04/15/2026	214,000	212,677
Host Hotels & Resorts LP 2.900%, 12/15/2031	500,000	419,493
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/2032 (E)	66,000	60,455
Iron Mountain, Inc. 5.250%, 07/15/2030 (E)	159,000	151,353
SBA Tower Trust
1.884%, 01/15/2026 (E)	500,000	463,881
6.599%, 01/15/2028 (E)	515,000	529,302
VICI Properties LP
3.875%, 02/15/2029 (E)	146,000	134,120
4.125%, 08/15/2030 (E)	160,000	145,748
4.625%, 12/01/2029 (E)	571,000	538,024
5.125%, 05/15/2032	77,000	75,060
Welltower OP LLC 2.700%, 02/15/2027	400,000	374,953
		7,709,768
Utilities – 2.0%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030 (E)	395,784	332,459
American Electric Power Company, Inc. 5.625%, 03/01/2033	113,000	117,722
Atlantica Transmision Sur SA 6.875%, 04/30/2043 (E)	203,016	200,732
Consolidated Edison Company of New York, Inc.
3.350%, 04/01/2030	500,000	466,201
3.950%, 04/01/2050	500,000	417,251
Constellation Energy Generation LLC
6.125%, 01/15/2034	95,000	101,658
6.500%, 10/01/2053	312,000	351,846
Dominion Energy, Inc.
3.375%, 04/01/2030	604,000	556,054
3.600%, 03/15/2027	500,000	480,355
Duke Energy Corp.
2.450%, 06/01/2030	105,000	91,537
5.750%, 09/15/2033	647,000	684,407
Electricite de France SA 9.125%, (9.125% to 6-15-33, then 5 Year CMT + 5.411%), 03/15/2033 (E)(G)	221,000	246,727
Active Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Emera US Finance LP 3.550%, 06/15/2026	$568,000	$547,257
FirstEnergy Corp.
2.650%, 03/01/2030	194,000	167,602
3.400%, 03/01/2050	82,000	57,792
Georgia Power Company 4.950%, 05/17/2033	175,000	176,412
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/2030	140,000	119,760
NextEra Energy Operating Partners LP
3.875%, 10/15/2026 (E)	168,000	159,956
4.500%, 09/15/2027 (E)	201,000	193,466
NiSource, Inc.
1.700%, 02/15/2031	105,000	85,072
3.600%, 05/01/2030	170,000	158,174
5.250%, 03/30/2028	66,000	67,295
NRG Energy, Inc.
2.450%, 12/02/2027 (E)	554,000	499,478
3.625%, 02/15/2031 (E)	175,000	150,356
3.875%, 02/15/2032 (E)	626,000	535,887
4.450%, 06/15/2029 (E)	412,000	388,740
7.000%, 03/15/2033 (E)	548,000	579,211
10.250%, (10.250% to 3-15-28, then 5 Year CMT + 5.920%), 03/15/2028 (E)(G)	226,000	235,285
Sempra 5.500%, 08/01/2033	534,000	553,469
The Southern Company 5.700%, 03/15/2034	166,000	174,553
Vistra Corp. 8.000%, (8.000% to 10-15-26, then 5 Year CMT + 6.930%), 10/15/2026 (E)(G)	18,000	17,922
Vistra Operations Company LLC
3.700%, 01/30/2027 (E)	1,034,000	979,374
4.300%, 07/15/2029 (E)	950,000	888,864
6.950%, 10/15/2033 (E)	431,000	453,600
		11,236,474
TOTAL CORPORATE BONDS (Cost $208,633,150)		$201,906,184
CAPITAL PREFERRED SECURITIES – 0.0%
Financials – 0.0%
Truist Financial Corp. 6.291%, (Greater of 3 month CME Term SOFR + 0.907% or 4.000%), 12/15/2024 (C)(G)	425,000	295,490
TOTAL CAPITAL PREFERRED SECURITIES (Cost $357,448)		$295,490
MUNICIPAL BONDS – 0.6%
Foothill-Eastern Transportation Corridor Agency (California) 4.094%, 01/15/2049	1,000,000	833,917
Golden State Tobacco Securitization Corp. (California) 4.214%, 06/01/2050	231,000	173,813
Sales Tax Securitization Corp. (Illinois) 4.637%, 01/01/2040	445,000	432,617
State Board of Administration Finance Corp. (Florida) 1.705%, 07/01/2027	174,000	157,541
State of Connecticut, GO 2.677%, 07/01/2030	250,000	225,672

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
The School District of Philadelphia (Pennsylvania), GO 5.995%, 09/01/2030	$315,000	$329,934
The School District of Philadelphia (Pennsylvania), GO 6.765%, 06/01/2040	1,010,000	1,084,127
TOTAL MUNICIPAL BONDS (Cost $3,748,432)		$3,237,621
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.8%
Commercial and residential – 3.5%
Angel Oak Mortgage Trust LLC
Series 2021-2, Class A1, 0.985%, 04/25/2066 (B)(E)	107,131	90,411
Series 2021-4, Class A1, 1.035%, 01/20/2065 (B)(E)	234,209	188,713
Arbor Multifamily Mortgage Securities Trust Series 2020-MF1, Class XA IO 0.952%, 05/15/2053 (E)	4,290,625	191,437
Arroyo Mortgage Trust Series 2021-1R, Class A1 1.175%, 10/25/2048 (B)(E)	173,284	141,422
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ENM 3.719%, 11/05/2032 (B)(E)	116,000	39,464
BANK
Series 2019-BN20, Class ASB, 2.933%, 09/15/2062	400,000	376,093
Series 2021-BN34, Class XA IO, 0.975%, 06/15/2063	12,741,567	637,923
BBCMS Mortgage Trust Series 2020-C6, Class A2 2.690%, 02/15/2053	101,000	93,405
BBCMS Trust Series 2015-SRCH, Class D 4.957%, 08/10/2035 (B)(E)	194,000	140,282
Benchmark Mortgage Trust
Series 2019-B12, Class A2, 3.001%, 08/15/2052	235,028	215,997
Series 2019-B15, Class XA IO, 0.813%, 12/15/2072	9,805,011	331,225
BMO Mortgage Trust Series 2022-C2, Class A5 4.813%, 07/15/2054 (B)	500,000	495,973
BRAVO Residential Funding Trust Series 2021-NQM1, Class A1 0.941%, 02/25/2049 (B)(E)	113,770	100,343
BX Trust
Series 2019-OC11, Class A, 3.202%, 12/09/2041 (E)	383,000	338,077
Series 2019-OC11, Class D, 3.944%, 12/09/2041 (B)(E)	300,000	261,110
Series 2022-CLS, Class A, 5.760%, 10/13/2027 (E)	267,000	267,158
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	800,000	742,425
CHL Mortgage Pass-Through Trust Series 2004-HYB2, Class 4A 4.688%, 07/20/2034 (B)	268,888	250,714
Citigroup Commercial Mortgage Trust
Series 2018-C5, Class A3, 3.963%, 06/10/2051	408,649	391,274
Series 2018-C5, Class XA IO, 0.666%, 06/10/2051	13,725,248	347,849
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2019-C7, Class XA IO, 0.858%, 12/15/2072	$15,667,943	$603,791
Series 2023-SMRT, Class A, 5.820%, 10/12/2040 (B)(E)	197,000	199,421
Cold Storage Trust Series 2020-ICE5, Class D (1 month CME Term SOFR + 2.214%) 7.572%, 11/15/2037 (C)(E)	491,495	485,674
COLT Mortgage Loan Trust Series 2021-2, Class A1 0.924%, 08/25/2066 (B)(E)	211,451	169,141
COLT Trust Series 2020-RPL1, Class A1 1.390%, 01/25/2065 (B)(E)	362,239	302,934
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class XA IO, 0.879%, 10/15/2045	48,505	3
Series 2014-CR15, Class XA IO, 0.405%, 02/10/2047	2,473,128	57
Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2018-COR3, Class XA IO 0.432%, 05/10/2051	4,970,706	77,861
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class D, 4.394%, 08/10/2030 (B)(E)	307,000	239,043
Series 2013-300P, Class E, 4.394%, 08/10/2030 (B)(E)	200,000	131,022
Series 2017-PANW, Class A, 3.244%, 10/10/2029 (E)	89,000	78,844
Series 2020-CBM, Class A2, 2.896%, 02/10/2037 (E)	169,000	162,064
Series 2020-CX, Class A, 2.173%, 11/10/2046 (E)	500,000	405,476
Commercial Mortgage Trust (Deutsche Bank AG/UBS AG) Series 2014-UBS2, Class XA IO 0.939%, 03/10/2047	1,225,151	71
Credit Suisse Mortgage Capital Certificates
Series 2020-NET, Class A, 2.257%, 08/15/2037 (E)	101,564	93,948
Series 2021-NQM2, Class A1, 1.179%, 02/25/2066 (B)(E)	180,244	153,376
Series 2021-NQM3, Class A1, 1.015%, 04/25/2066 (B)(E)	159,975	133,169
Series 2021-NQM5, Class A1, 0.938%, 05/25/2066 (B)(E)	119,221	94,379
Series 2021-NQM6, Class A1, 1.174%, 07/25/2066 (B)(E)	294,184	235,162
CSAIL Commercial Mortgage Trust
Series 2019-C17, Class A4, 2.763%, 09/15/2052	425,000	368,255
Series 2019-C18, Class E, 2.500%, 12/15/2052 (E)	265,000	151,846
DSLA Mortgage Loan Trust Series 2004-AR3, Class 2A2B (1 month CME Term SOFR + 1.014%) 6.370%, 07/19/2044 (C)	246,917	222,976

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Ellington Financial Mortgage Trust
Series 2021-1, Class A1, 0.797%, 02/25/2066 (B)(E)	$73,036	$61,477
Series 2021-2, Class A1, 0.931%, 06/25/2066 (B)(E)	195,890	156,062
Flagstar Mortgage Trust Series 2021-1, Class A2 2.500%, 02/01/2051 (B)(E)	323,253	264,310
FREMF Mortgage Trust Series 2019-KF69, Class B (30 day Average SOFR + 2.414%) 7.745%, 08/25/2029 (C)(E)	87,868	80,234
GCAT Trust
Series 2021-NQM1, Class A1, 0.874%, 01/25/2066 (B)(E)	133,415	109,067
Series 2021-NQM2, Class A1, 1.036%, 05/25/2066 (B)(E)	138,169	113,095
Series 2021-NQM3, Class A1, 1.091%, 05/25/2066 (B)(E)	217,411	178,659
GS Mortgage Securities Trust
Series 2013-GC10, Class C, 4.285%, 02/10/2046 (B)(E)	574,774	550,752
Series 2017-485L, Class C, 3.982%, 02/10/2037 (B)(E)	85,000	71,056
Series 2020-UPTN, Class A, 2.751%, 02/10/2037 (E)	136,000	128,839
GS Mortgage-Backed Securities Trust Series 2021-NQM1, Class A1 1.017%, 07/25/2061 (B)(E)	100,023	85,185
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO, 0.350%, 05/19/2037 (E)	7,035,111	73,409
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	7,145,557	94,126
Series 2007-6, Class ES IO, 0.343%, 08/19/2037 (E)	7,421,615	92,795
Hawaii Hotel Trust Series 2019-MAUI, Class E (1 month CME Term SOFR + 2.207%) 7.568%, 05/15/2038 (C)(E)	300,000	293,584
Hilton Orlando Trust Series 2018-ORL, Class B (1 month CME Term SOFR + 1.347%) 6.709%, 12/15/2034 (C)(E)	1,000,000	991,129
Imperial Fund Mortgage Trust Series 2021-NQM1, Class A1 1.071%, 06/25/2056 (B)(E)	123,288	103,937
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A, 3.287%, 01/10/2037 (E)	1,000,000	963,745
Series 2020-NNN, Class AFX, 2.812%, 01/16/2037 (E)	258,000	216,317
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 5.874%, 04/21/2034 (B)	49,243	46,699
Series 2004-8, Class 5A1, 6.064%, 08/25/2034 (B)	70,265	66,802
MASTR Alternative Loan Trust Series 2004-4, Class 8A1 6.500%, 05/25/2034	144,690	141,769
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch Mortgage Trust Series 2008-C1, Class X IO 0.000%, 02/12/2051 (E)	$130,318	$1
MFA Trust Series 2021-NQM1, Class A1 1.153%, 04/25/2065 (B)(E)	93,731	85,090
Morgan Stanley Capital I Trust Series 2019-L3, Class XA IO 0.613%, 11/15/2052	20,780,691	581,523
Natixis Commercial Mortgage Securities Trust
Series 2018-285M, Class D, 3.790%, 11/15/2032 (B)(E)	135,000	81,029
Series 2018-ALXA, Class C, 4.316%, 01/15/2043 (B)(E)	98,000	79,737
NYMT Loan Trust Series 2022-CP1, Class A1 2.042%, 07/25/2061 (E)	135,055	123,201
OBX Trust
Series 2020-EXP2, Class A3, 2.500%, 05/25/2060 (B)(E)	103,173	83,869
Series 2021-NQM2, Class A1, 1.101%, 05/25/2061 (B)(E)	215,874	165,794
Provident Funding Mortgage Trust Series 2020-F1, Class A2 2.000%, 01/25/2036 (B)(E)	276,225	235,868
Sequoia Mortgage Trust Series 2005-3, Class A1 (1 month CME Term SOFR + 0.514%) 5.872%, 05/20/2035 (C)	22,254	20,010
SLG Office Trust Series 2021-OVA, Class D 2.851%, 07/15/2041 (E)	352,000	274,282
Structured Asset Securities Corp. Series 1998-RF2, Class A 4.739%, 07/15/2027 (B)(E)	30,011	29,932
Towd Point Mortgage Trust
Series 2015-6, Class M2, 3.750%, 04/25/2055 (B)(E)	1,000,000	957,664
Series 2018-4, Class A1, 3.000%, 06/25/2058 (B)(E)	156,829	145,905
Series 2019-1, Class A1, 3.750%, 03/25/2058 (B)(E)	155,177	148,090
Series 2019-4, Class A1, 2.900%, 10/25/2059 (B)(E)	138,396	129,970
Series 2020-4, Class A1, 1.750%, 10/25/2060 (E)	210,333	184,903
UBS Commercial Mortgage Trust Series 2019-C17, Class XA IO 1.457%, 10/15/2052	5,739,100	352,520
Velocity Commercial Capital Loan Trust Series 2018-2, Class M1 4.260%, 10/26/2048 (B)(E)	135,589	122,326
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter), 1.218%, 05/25/2065 (E)	64,749	59,803
Series 2021-3, Class A1, 1.046%, 06/25/2066 (B)(E)	230,000	191,234
Series 2021-4, Class A1, 0.938%, 07/25/2066 (B)(E)	137,904	109,475
Series 2021-5, Class A1, 1.013%, 09/25/2066 (B)(E)	198,775	163,074

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Verus Securitization Trust (continued)
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (B)(E)	$92,665	$83,859
Washington Mutual Mortgage Pass Through Certificates Series 2005-1, Class 6A1 6.500%, 03/25/2035	171,608	144,039
Wells Fargo Commercial Mortgage Trust Series 2019-C54, Class A3 2.892%, 12/15/2052	500,000	443,769
		19,829,823
U.S. Government Agency – 2.3%
Federal Home Loan Mortgage Corp.
Series 2021-HQA2, Class M2 (30 day Average SOFR + 2.050%), 7.387%, 12/25/2033 (C)(E)	1,000,000	984,879
Series 2021-HQA3, Class M2 (30 day Average SOFR + 2.100%), 7.437%, 09/25/2041 (C)(E)	1,000,000	986,543
Series 290, Class IO, 3.500%, 11/15/2032	591,125	55,097
Series 3387, Class SB IO, 0.967%, 11/15/2037	593,521	46,187
Series 3632, Class AP, 3.000%, 02/15/2040	302,606	289,781
Series K109, Class X1 IO, 1.579%, 04/25/2030	3,099,182	241,803
Series K121, Class X1 IO, 1.022%, 10/25/2030	12,695,247	677,185
Series T-41, Class 3A, 4.357%, 07/25/2032 (B)	36,223	34,610
Federal National Mortgage Association
Series 2001-50, Class BA, 7.000%, 10/25/2041	3,478	3,529
Series 2002-W3, Class A5, 7.500%, 11/25/2041	39,935	42,623
Series 2011-41, Class KA, 4.000%, 01/25/2041	24,830	24,172
Series 2012-137, Class WI IO, 3.500%, 12/25/2032	531,088	52,412
Series 2012-21, Class PA, 2.000%, 03/25/2041	421,686	398,727
Series 2012-38, Class PA, 2.000%, 09/25/2041	345,680	316,558
Series 2016-M11, Class X1 IO, 0.431%, 07/25/2026	17,928,852	143,822
Series 2019-M25, Class X IO, 0.126%, 11/25/2029	30,777,373	162,188
Series 2020-R02, Class 2M2 (30 day Average SOFR + 2.114%), 7.452%, 01/25/2040 (C)(E)	103,144	103,928
Series 2021-M8, Class X IO, 0.250%, 11/25/2035	10,232,551	208,607
Series 2021-R01, Class 1M2 (30 day Average SOFR + 1.550%), 6.887%, 10/25/2041 (C)(E)	1,000,000	999,357
Series 2022-22, Class B, 2.000%, 07/25/2054	1,007,717	618,610
Series 2023-R02, Class 1M2 (30 day Average SOFR + 3.350%), 8.687%, 01/25/2043 (C)(E)	1,000,000	1,047,695
Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association
Series 2008-90, Class IO, 2.013%, 12/16/2050	$2,009,079	$249,090
Series 2010-147, Class SA IO, 0.698%, 05/20/2040	236,383	6,418
Series 2010-85, Class SB IO, 1.127%, 03/16/2040	510,899	29,098
Series 2012-114, Class IO, 0.622%, 01/16/2053	251,205	3,904
Series 2012-120, Class IO, 0.641%, 02/16/2053	3,486,160	54,733
Series 2012-70, Class IO, 0.094%, 08/16/2052	4,759	2
Series 2015-86, Class IO, 0.413%, 05/16/2052	21,496,339	307,426
Series 2016-162, Class IO, 0.701%, 09/16/2058	4,619,069	151,423
Series 2016-174, Class IO, 0.891%, 11/16/2056	298,337	11,761
Series 2017-109, Class IO, 0.230%, 04/16/2057	610,475	9,811
Series 2017-124, Class IO, 0.627%, 01/16/2059	546,487	17,238
Series 2017-135, Class IO, 0.718%, 10/16/2058	979,115	37,147
Series 2017-140, Class IO, 0.486%, 02/16/2059	383,400	11,887
Series 2017-159, Class IO, 0.433%, 06/16/2059	9,438,651	257,269
Series 2017-169, Class IO, 0.579%, 01/16/2060	1,830,106	55,603
Series 2017-20, Class IO, 0.527%, 12/16/2058	1,385,294	32,301
Series 2017-22, Class IO, 0.754%, 12/16/2057	184,167	6,491
Series 2017-23, Class IO, 0.606%, 05/16/2059	5,822,089	181,978
Series 2017-41, Class IO, 0.585%, 07/16/2058	499,192	14,090
Series 2017-46, Class IO, 0.645%, 11/16/2057	562,051	19,394
Series 2017-50, Class IO, 0.637%, 01/16/2057	8,552,327	273,144
Series 2017-53, Class IO, 0.529%, 11/16/2056	8,765,109	214,852
Series 2017-61, Class IO, 0.745%, 05/16/2059	317,516	11,513
Series 2018-158, Class IO, 0.787%, 05/16/2061	1,563,770	77,746
Series 2018-35, Class IO, 0.540%, 03/16/2060	1,451,467	51,632
Series 2018-43, Class IO, 0.436%, 05/16/2060	1,298,054	40,921
Series 2018-69, Class IO, 0.615%, 04/16/2060	365,248	15,936
Series 2018-81, Class IO, 0.484%, 01/16/2060	272,087	10,447
Series 2018-85, Class IO, 0.551%, 07/16/2060	5,269,073	163,488
Series 2018-9, Class IO, 0.443%, 01/16/2060	1,612,785	48,475
Series 2019-131, Class IO, 0.802%, 07/16/2061	1,237,698	65,355

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2020-100, Class IO, 0.784%, 05/16/2062	$1,442,245	$82,045
Series 2020-108, Class IO, 0.847%, 06/16/2062	3,145,617	179,848
Series 2020-114, Class IO, 0.800%, 09/16/2062	3,445,058	203,229
Series 2020-118, Class IO, 0.882%, 06/16/2062	2,460,398	151,648
Series 2020-119, Class IO, 0.602%, 08/16/2062	1,355,320	63,978
Series 2020-120, Class IO, 0.762%, 05/16/2062	788,913	44,396
Series 2020-137, Class IO, 0.796%, 09/16/2062	3,619,097	199,553
Series 2020-143, Class IB IO, 0.871%, 03/16/2062	4,246,782	225,831
Series 2020-150, Class IO, 0.962%, 12/16/2062	2,206,404	149,805
Series 2020-170, Class IO, 0.834%, 11/16/2062	2,916,533	179,618
Series 2020-28, Class IO, 0.820%, 11/16/2061	5,304,996	287,879
Series 2020-92, Class IO, 0.878%, 02/16/2062	3,320,437	208,703
Series 2021-3, Class IO, 0.868%, 09/16/2062	3,660,039	224,662
Series 2021-40, Class IO, 0.824%, 02/16/2063	906,745	55,161
Series 2022-106, Class IO, 0.692%, 02/16/2064	5,659,910	324,845
Series 2022-150, Class IO, 0.822%, 06/16/2064	305,455	19,347
Series 2022-17, Class IO, 0.802%, 06/16/2064	1,996,292	124,539
Series 2022-181, Class IO, 0.716%, 07/16/2064	940,184	63,523
Series 2022-21, Class IO, 0.783%, 10/16/2063	877,568	53,655
Series 2023-30, Class IO, 1.146%, 11/16/2064	1,243,306	93,593
		12,804,744
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,729,315)		$32,634,567
ASSET BACKED SECURITIES – 6.3%
ABPCI Direct Lending Fund I, Ltd. Series 2020-1A, Class A 3.199%, 12/20/2030 (E)	113,265	108,023
Aegis Asset Backed Securities Trust Series 2004-3, Class M1 (1 month CME Term SOFR + 1.014%) 6.370%, 09/25/2034 (C)	253,201	256,388
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 1.937%, 08/15/2046 (E)	651,000	583,446
Series 2023-2A, Class A2 6.500%, 11/16/2048 (E)	193,000	194,781
AMSR Trust
Series 2020-SFR4, Class A 1.355%, 11/17/2037 (E)	100,000	92,970
Series 2021-SFR4, Class A 2.117%, 12/17/2038 (E)	105,000	95,453
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Applebee's Funding LLC Series 2023-1A, Class A2 7.824%, 03/05/2053 (E)	$175,000	$179,419
Aqua Finance Trust Series 2021-A, Class A 1.540%, 07/17/2046 (E)	111,817	99,887
Arby's Funding LLC Series 2020-1A, Class A2 3.237%, 07/30/2050 (E)	459,563	419,274
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A, Class C 4.250%, 02/20/2027 (E)	430,000	408,640
Series 2023-2A, Class B 6.030%, 10/20/2027 (E)	400,000	402,345
Beacon Container Finance II LLC Series 2021-1A, Class A 2.250%, 10/22/2046 (E)	391,667	347,252
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A 3.280%, 09/26/2033 (E)	91,007	86,867
Carlyle Global Market Strategies Series 2018-4A, Class C (3 month CME Term SOFR + 3.162%) 8.577%, 01/20/2031 (C)(E)	530,000	523,545
Cars Net Lease Mortgage Notes Series 2020-1A, Class A1 2.010%, 12/15/2050 (E)	487,500	415,743
CARS-DB4 LP
Series 2020-1A, Class A1 2.690%, 02/15/2050 (E)	888,399	853,228
Series 2020-1A, Class A4 3.190%, 02/15/2050 (E)	1,234,115	1,181,188
Series 2020-1A, Class B1 4.170%, 02/15/2050 (E)	766,000	732,235
Centex Home Equity Loan Trust Series 2005-A, Class M4 (1 month CME Term SOFR + 1.314%) 6.670%, 01/25/2035 (C)	156,736	144,046
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 1.690%, 07/15/2060 (E)	393,061	363,254
Series 2021-1A, Class A1 1.530%, 03/15/2061 (E)	361,900	323,471
Citibank Credit Card Issuance Trust Series 2017-A6, Class A6 (1 month CME Term SOFR + 0.884%) 6.249%, 05/14/2029 (C)	565,000	567,339
CLI Funding VI LLC Series 2020-1A, Class A 2.080%, 09/18/2045 (E)	411,693	367,682
CLI Funding VIII LLC
Series 2021-1A, Class A 1.640%, 02/18/2046 (E)	333,949	294,518
Series 2022-1A, Class A 2.720%, 01/18/2047 (E)	688,107	607,310
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5 8.100%, 08/15/2025	5,287	5,533
Credit-Based Asset Servicing & Securitization LLC Series 2006-MH1, Class B1 6.750%, 10/25/2036 (E)	1,638,582	1,600,554
CyrusOne Data Centers Issuer I LLC Series 2023-1A, Class A2 4.300%, 04/20/2048 (E)	352,000	321,481

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
DataBank Issuer Series 2021-1A, Class A2 2.060%, 02/27/2051 (E)	$225,000	$203,563
DB Master Finance LLC
Series 2017-1A, Class A2II 4.030%, 11/20/2047 (E)	187,558	177,793
Series 2021-1A, Class A2I 2.045%, 11/20/2051 (E)	674,240	612,730
Series 2021-1A, Class A2II 2.493%, 11/20/2051 (E)	980,000	871,575
Diamond Infrastructure Funding LLC
Series 2021-1A, Class B 2.355%, 04/15/2049 (E)	1,000,000	874,926
Series 2021-1A, Class C 3.475%, 04/15/2049 (E)	370,000	319,965
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 4.118%, 07/25/2047 (E)	447,688	426,991
Series 2021-1A, Class A2I 2.662%, 04/25/2051 (E)	1,305,525	1,154,076
Driven Brands Funding LLC
Series 2019-2A, Class A2 3.981%, 10/20/2049 (E)	960,000	903,644
Series 2020-2A, Class A2 3.237%, 01/20/2051 (E)	288,833	257,643
Series 2021-1A, Class A2 2.791%, 10/20/2051 (E)	424,340	362,892
FirstKey Homes Trust
Series 2020-SFR1, Class A 1.339%, 08/17/2037 (E)	293,654	273,693
Series 2020-SFR2, Class A 1.266%, 10/19/2037 (E)	167,502	155,259
Series 2020-SFR2, Class D 1.968%, 10/19/2037 (E)	500,000	463,386
Series 2021-SFR1, Class A 1.538%, 08/17/2038 (E)	253,380	229,369
Series 2021-SFR1, Class D 2.189%, 08/17/2038 (E)	246,000	221,550
Series 2022-SFR3, Class A 4.250%, 07/17/2038 (E)	499,526	483,248
Five Guys Holdings, Inc. Series 2023-1A, Class A2 7.549%, 01/26/2054 (E)	731,000	735,530
Ford Credit Auto Owner Trust Series 2023-2, Class A 5.280%, 02/15/2036 (E)	346,000	353,376
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 3.208%, 01/22/2029 (E)	158,944	149,464
Series 2021-1A, Class A2 2.773%, 04/20/2029 (E)	300,158	282,249
HI-FI Music IP Issuer LP Series 2022-1A, Class A2 3.939%, 02/01/2062 (E)	294,000	273,472
Hilton Grand Vacations Trust Series 2023-1A, Class B 6.110%, 01/25/2038 (E)	450,080	455,160
Home Partners of America Trust Series 2021-2, Class A 1.901%, 12/17/2026 (E)	137,620	124,377
ITE Rail Fund Levered LP Series 2021-3A, Class A 2.210%, 06/28/2051 (E)	716,393	635,320
Jack in the Box Funding LLC
Series 2019-1A, Class A23 4.970%, 08/25/2049 (E)	136,150	126,898
Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Jack in the Box Funding LLC (continued)
Series 2022-1A, Class A2I 3.445%, 02/26/2052 (E)	$374,420	$344,419
MetroNet Infrastructure Issuer LLC
Series 2022-1A, Class B 7.460%, 10/20/2052 (E)	400,000	394,277
Series 2023-1A, Class A2 6.560%, 04/20/2053 (E)	205,000	203,041
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 2.600%, 08/15/2068 (E)	131,300	122,245
Navient Student Loan Trust Series 2020-2A, Class A1A 1.320%, 08/26/2069 (E)	170,035	145,761
Neighborly Issuer LLC
Series 2021-1A, Class A2 3.584%, 04/30/2051 (E)	514,800	446,702
Series 2022-1A, Class A2 3.695%, 01/30/2052 (E)	250,538	213,993
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 1.910%, 10/20/2061 (E)	507,000	443,670
Series 2021-1, Class B1 2.410%, 10/20/2061 (E)	184,000	149,174
NP SPE II LLC Series 2019-1A, Class B1 4.313%, 09/20/2049 (E)	500,000	465,293
NRZ Excess Spread-Collateralized Notes Series 2021-FHT1, Class A 3.104%, 07/25/2026 (E)	48,686	45,221
Progress Residential Trust
Series 2021-SFR8, Class B 1.681%, 10/17/2038 (E)	216,000	192,908
Series 2022-SFR3, Class D 4.450%, 04/17/2039 (E)	950,000	896,093
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 5.434%, 08/25/2035	36,343	36,094
Retained Vantage Data Centers Issuer LLC Series 2023-1A, Class A2A 5.000%, 09/15/2048 (E)	827,000	773,257
Sesac Finance LLC Series 2019-1, Class A2 5.216%, 07/25/2049 (E)	390,660	379,724
SMB Private Education Loan Trust
Series 2019-B, Class A2A 2.840%, 06/15/2037 (E)	183,590	173,896
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (E)	206,126	185,423
Series 2021-A, Class APT2 1.070%, 01/15/2053 (E)	158,074	138,333
Series 2021-E, Class A1A 1.680%, 02/15/2051 (E)	798,325	721,873
Sonic Capital LLC
Series 2020-1A, Class A2I 3.845%, 01/20/2050 (E)	307,400	289,427
Series 2021-1A, Class A2I 2.190%, 08/20/2051 (E)	322,575	275,033
Store Master Funding I-VII & XIV Series 2019-1, Class A2 3.650%, 11/20/2049 (E)	284,525	222,839

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Sunbird Engine Finance LLC Series 2020-1A, Class A 3.671%, 02/15/2045 (E)	$164,174	$139,893
Taco Bell Funding LLC Series 2021-1A, Class A2I 1.946%, 08/25/2051 (E)	460,793	412,965
TAL Advantage VII LLC Series 2020-1A, Class B 3.290%, 09/20/2045 (E)	329,375	299,551
TIF Funding II LLC Series 2021-1A, Class A 1.650%, 02/20/2046 (E)	707,825	607,665
Tricon American Homes Trust Series 2020-SFR2, Class D 2.281%, 11/17/2039 (E)	500,000	437,410
Trinity Rail Leasing LLC Series 2021-1A, Class A 2.260%, 07/19/2051 (E)	361,085	314,462
Triton Container Finance VIII LLC
Series 2020-1A, Class A 2.110%, 09/20/2045 (E)	479,846	426,330
Series 2021-1A, Class A 1.860%, 03/20/2046 (E)	259,759	226,247
Vantage Data Centers LLC
Series 2020-1A, Class A2 1.645%, 09/15/2045 (E)	343,000	317,139
Series 2020-2A, Class A2 1.992%, 09/15/2045 (E)	312,000	271,239
Series 2021-1A, Class A2 2.165%, 10/15/2046 (E)	400,000	360,538
VR Funding LLC Series 2020-1A, Class A 2.790%, 11/15/2050 (E)	270,919	242,370
Wendy's Funding LLC
Series 2019-1A, Class A2II 4.080%, 06/15/2049 (E)	439,194	407,406
Series 2021-1A, Class A2I 2.370%, 06/15/2051 (E)	278,824	240,399
Willis Engine Structured Trust V Series 2020-A, Class A 3.228%, 03/15/2045 (E)	128,855	116,147
Zaxby's Funding LLC Series 2021-1A, Class A2 3.238%, 07/30/2051 (E)	274,678	238,051
TOTAL ASSET BACKED SECURITIES (Cost $37,040,530)		$35,020,529
COMMON STOCKS – 0.1%
Energy – 0.0%
Altera Infrastructure LP (D)	937	26,228
Utilities – 0.1%
Algonquin Power & Utilities Corp.	7,150	159,225
TOTAL COMMON STOCKS (Cost $594,865)		$185,453
PREFERRED SECURITIES – 0.0%
Communication services – 0.0%
Telephone & Data Systems, Inc., 6.625%	5,925	103,510
Active Bond Trust (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Financials – 0.0%
Wells Fargo & Company, 7.500%	30	$35,869
TOTAL PREFERRED SECURITIES (Cost $187,013)		$139,379
SHORT-TERM INVESTMENTS – 1.5%
Short-term funds – 1.5%
John Hancock Collateral Trust, 5.3645% (H)(I)	834,447	8,344,633
TOTAL SHORT-TERM INVESTMENTS (Cost $8,345,015)		$8,344,633
Total Investments (Active Bond Trust) (Cost $589,819,003) – 100.0%		$556,454,329
Other assets and liabilities, net – 0.0%		82,305
TOTAL NET ASSETS – 100.0%		$556,536,634
Currency Abbreviations
ARS	Argentine Peso
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
GO	General Obligation
IBOR	Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing security.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $96,405,056 or 17.3% of the fund's net assets as of 12-31-23.
(F)	All or a portion of this security is on loan as of 12-31-23.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	The rate shown is the annualized seven-day yield as of 12-31-23.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,838,055.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	21	Long	Mar 2024	$2,369,990	$2,370,703	$713
The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Active Bond Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Ultra U.S. Treasury Bond Futures	4	Long	Mar 2024	$488,009	$534,375	$46,366
						$47,079

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Core Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 54.9%
U.S. Government – 25.7%
U.S. Treasury Bonds
1.125%, 05/15/2040 to 08/15/2040	$25,310,000	$16,160,342
1.375%, 11/15/2040	25,838,000	17,142,902
1.625%, 11/15/2050	3,054,000	1,819,516
1.750%, 08/15/2041	17,416,000	12,112,284
2.000%, 11/15/2041 to 08/15/2051	13,292,000	9,433,600
2.375%, 02/15/2042	1,260,000	966,755
2.875%, 05/15/2052	2,062,000	1,641,706
3.000%, 08/15/2052	3,639,000	2,975,878
3.625%, 02/15/2053 to 05/15/2053	7,166,000	6,618,552
3.875%, 05/15/2043	3,896,000	3,713,984
4.125%, 08/15/2053	6,045,000	6,110,173
4.375%, 08/15/2043	890,000	908,495
4.750%, 11/15/2043	998,000	1,070,511
4.750%, 11/15/2053 (A)	2,421,000	2,714,925
U.S. Treasury Notes
0.375%, 07/31/2027	5,865,000	5,173,113
0.750%, 05/31/2026	4,000	3,692
1.000%, 07/31/2028	2,988,000	2,628,156
1.125%, 08/31/2028	615,000	542,978
1.500%, 08/15/2026	2,988,000	2,796,581
2.000%, 11/15/2026	2,538,000	2,399,401
2.375%, 03/31/2029	5,921,000	5,497,047
2.625%, 07/31/2029	642,000	601,173
2.750%, 07/31/2027	3,203,000	3,074,630
2.875%, 08/15/2028	2,107,000	2,016,383
3.250%, 06/30/2029	8,751,000	8,469,669
3.500%, 09/15/2025	4,209,000	4,147,016
3.750%, 12/31/2028	13,312,000	13,250,640
3.875%, 04/30/2025 to 11/30/2027	1,809,000	1,804,889
4.000%, 02/28/2030	3,703,000	3,720,502
4.125%, 01/31/2025	3,613,000	3,590,419
4.250%, 05/31/2025 to 10/15/2025	4,527,000	4,510,395
4.375%, 10/31/2024 to 11/30/2030	13,322,000	13,488,569
4.375%, 11/30/2028 (A)	6,318,000	6,465,091
4.500%, 11/30/2024 to 11/15/2033	6,077,000	6,377,653
4.625%, 11/15/2026	3,250,000	3,301,289
4.875%, 11/30/2025 to 10/31/2028	18,026,000	18,540,802
5.000%, 08/31/2025 to 09/30/2025	9,764,000	9,859,376
		205,649,087
U.S. Government Agency – 29.2%
Federal Home Loan Bank 1.250%, (1.250% to 9-30-24, 1.500% to 9-30-25, 1.750% to 9-30-26, 2.000% to 9-30-27, 2.250% to 9-30-28, 2.500% to 9-30-29, 3.000% to 3-30-30, 3.500% to 9-30-30, 4.000% to 3-30-31, then 4.500% thereafter), 09/30/2031	1,450,000	1,251,305
Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp.
2.000%, 07/01/2032 to 12/01/2051	$16,822,541	$14,438,768
2.500%, 04/01/2042 to 03/01/2052	6,099,109	5,349,718
2.983%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.642%), 05/01/2049 (B)	261,906	261,762
3.000%, 09/01/2033 (A)	305,102	290,058
3.000%, 04/01/2040 to 02/01/2047	6,428,312	5,881,258
3.067%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.633%), 02/01/2050 (B)	564,171	559,840
3.130%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.640%), 11/01/2048 (B)	425,323	418,120
3.913%, (30 day Average SOFR + 2.130%), 07/01/2052 (B)	382,279	368,416
3.970%, (30 day Average SOFR + 2.140%), 08/01/2052 (B)	504,077	477,799
4.000%, 07/01/2049 to 03/01/2050	3,058,107	2,963,147
4.123%, (30 day Average SOFR + 2.380%), 09/01/2052 (B)	260,096	252,162
4.124%, 12/14/2029 (C)	1,179,000	923,564
4.186%, (30 day Average SOFR + 2.304%), 05/01/2053 (B)	1,461,625	1,428,872
4.299%, (30 day Average SOFR + 2.130%), 07/01/2052 (B)	451,282	440,377
4.500%, 06/01/2039 to 07/01/2039	83,144	81,235
5.129%, (30 day Average SOFR + 2.215%), 08/01/2053 (B)	304,068	304,374
5.197%, (30 day Average SOFR + 2.301%), 06/01/2053 (B)	284,658	285,378
5.218%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.638%), 03/01/2049 (B)	325,512	327,552
5.712%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.637%), 04/01/2048 (B)	779,182	788,078
5.942%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.730%), 01/01/2044 (B)	127,276	129,033
6.263%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.679%), 09/01/2047 (B)	356,553	361,563
6.809%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.642%), 08/01/2043 (B)	58,364	58,946
6.840%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.637%), 09/01/2045 (B)	542,010	547,917

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
6.881%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.635%), 07/01/2043 (B)	$36,693	$37,247
7.036%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.645%), 10/01/2043 (B)	63,354	64,229
7.043%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.650%), 03/01/2043 (B)	57,768	58,404
7.171%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.603%), 09/01/2043 (B)	32,754	33,238
7.188%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.629%), 11/01/2043 (B)	47,142	47,593
7.345%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.674%), 02/01/2043 (B)	88,357	89,526
7.431%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.609%), 10/01/2043 (B)	61,835	62,550
7.461%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.770%), 09/01/2042 (B)	53,358	54,383
Federal National Mortgage Association
1.500%, 11/01/2041 to 07/01/2051	6,330,361	5,077,833
1.520%, 08/21/2035	1,478,000	1,086,877
1.900%, 01/25/2036	1,322,000	1,007,194
2.000%, 03/01/2028 to 03/01/2047	43,121,269	36,937,319
2.000%, 10/01/2040 (A)	2,254,934	1,942,128
2.500%, 12/01/2040 to 03/01/2052	10,246,464	9,042,066
2.778%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.606%), 06/01/2050 (B)	387,872	358,022
3.000%, 11/01/2039 to 07/01/2060	59,781,263	54,376,010
3.044%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.603%), 03/01/2050 (B)	907,065	901,723
3.500%, 05/01/2037 to 04/01/2050	16,619,783	15,634,900
3.677%, (30 day Average SOFR + 2.370%), 08/01/2052 (B)	541,796	519,347
3.962%, (30 day Average SOFR + 2.120%), 08/01/2052 (B)	215,696	205,094
4.000%, 01/01/2027 to 05/01/2049	9,411,974	9,202,097
4.000%, 04/01/2045 (A)	4,145,406	3,995,495
4.122%, (30 day Average SOFR + 2.120%), 09/01/2052 (B)	750,735	735,923
4.132%, (30 day Average SOFR + 2.120%), 07/01/2052 (B)	768,269	736,561
4.147%, (30 day Average SOFR + 2.132%), 10/01/2052 (B)	1,816,871	1,781,571
4.213%, (30 day Average SOFR + 2.370%), 09/01/2052 (B)	246,019	239,977
4.222%, (30 day Average SOFR + 2.127%), 11/01/2052 (B)	638,425	627,046
4.250%, 11/15/2030 (C)	3,465,000	2,591,998
4.295%, (30 day Average SOFR + 2.126%), 08/01/2052 (B)	985,231	965,128
4.355%, (30 day Average SOFR + 2.125%), 07/01/2052 (B)	919,155	902,175
4.489%, (30 day Average SOFR + 2.120%), 11/01/2052 (B)	388,565	384,616
Core Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
4.500%, 06/01/2041 to 11/01/2048	$2,146,250	$2,137,286
4.616%, (30 day Average SOFR + 2.125%), 08/01/2052 (B)	1,062,636	1,051,832
4.630%, (30 day Average SOFR + 2.123%), 08/01/2052 (B)	816,522	799,592
4.649%, (30 day Average SOFR + 2.130%), 08/01/2052 (B)	837,855	830,199
4.793%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.582%), 01/01/2046 (B)	636,854	648,746
5.391%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.578%), 06/01/2045 (B)	253,138	257,039
6.000%, TBA (A)	2,600,000	2,641,438
6.500%, TBA (A)	8,200,000	8,401,150
6.723%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.560%), 06/01/2043 (B)	40,684	41,279
6.952%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.560%), 03/01/2043 (B)	9,465	9,592
7.000%, TBA (A)	8,700,000	8,972,306
7.138%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.582%), 10/01/2043 (B)	132,699	134,548
7.357%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.664%), 01/01/2043 (B)	38,048	38,671
Government National Mortgage Association
2.500%, 12/20/2037 to 06/20/2038	2,032,470	1,871,853
3.000%, 06/20/2043 to 10/20/2050	7,471,918	6,780,171
3.500%, 01/20/2048	437,386	409,024
4.000%, 03/20/2048 to 04/20/2048	573,923	551,355
4.500%, 08/15/2047 to 02/20/2049	570,078	563,301
6.000%, 01/20/2053	1,510,709	1,561,865
6.500%, TBA (A)	8,500,000	8,699,476
		234,288,235
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $452,314,340)		$439,937,322
FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Australia – 0.1%
Export Finance & Insurance Corp. 4.625%, 10/26/2027 (D)	1,045,000	1,062,982
Bermuda – 0.1%
Government of Bermuda 5.000%, 07/15/2032 (D)	311,000	308,512
Israel – 0.1%
State of Israel
3.875%, 07/03/2050	237,000	182,855
4.500%, 01/17/2033	669,000	635,042
		817,897
Mexico – 0.2%
Government of Mexico
2.659%, 05/24/2031	545,000	460,704
3.250%, 04/16/2030	227,000	205,292
3.500%, 02/12/2034	797,000	674,280
3.750%, 04/19/2071	443,000	295,335
3.771%, 05/24/2061	217,000	146,984
		1,782,595

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Panama – 0.1%
Republic of Panama 6.853%, 03/28/2054	$866,000	$809,203
Paraguay – 0.1%
Republic of Paraguay
5.400%, 03/30/2050 (D)	317,000	281,496
5.850%, 08/21/2033 (D)	471,000	478,444
		759,940
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,712,263)		$5,541,129
CORPORATE BONDS – 22.3%
Communication services – 1.7%
AT&T, Inc.
3.500%, 06/01/2041 to 09/15/2053	730,000	549,389
3.550%, 09/15/2055	442,000	317,788
3.650%, 09/15/2059	281,000	201,391
3.800%, 12/01/2057	807,000	599,877
5.400%, 02/15/2034	1,535,000	1,583,084
Charter Communications Operating LLC
3.500%, 06/01/2041 to 03/01/2042	1,126,000	784,957
6.150%, 11/10/2026	617,000	630,777
Comcast Corp.
2.987%, 11/01/2063	336,000	216,572
4.049%, 11/01/2052	290,000	244,544
5.350%, 11/15/2027	590,000	609,846
Discovery Communications LLC 4.000%, 09/15/2055	314,000	223,424
Meta Platforms, Inc.
5.600%, 05/15/2053	565,000	612,366
5.750%, 05/15/2063	565,000	618,363
Paramount Global 4.950%, 05/19/2050	362,000	293,315
T-Mobile USA, Inc.
1.500%, 02/15/2026	201,000	187,158
2.250%, 02/15/2026	627,000	594,133
2.550%, 02/15/2031	449,000	386,730
3.750%, 04/15/2027	953,000	924,340
4.800%, 07/15/2028 (E)	595,000	599,978
4.950%, 03/15/2028	596,000	604,004
5.050%, 07/15/2033	744,000	749,785
5.750%, 01/15/2034	593,000	628,961
Verizon Communications, Inc.
2.355%, 03/15/2032	900,000	748,594
2.650%, 11/20/2040	376,000	270,915
WarnerMedia Holdings, Inc.
5.050%, 03/15/2042	289,000	254,777
5.141%, 03/15/2052	271,000	232,614
5.391%, 03/15/2062	281,000	240,646
		13,908,328
Consumer discretionary – 1.3%
Ford Motor Credit Company LLC 2.900%, 02/10/2029 (E)	1,224,000	1,071,990
General Motors Financial Company, Inc.
5.800%, 01/07/2029	881,000	901,582
6.100%, 01/07/2034	293,000	301,675
Harley-Davidson Financial Services, Inc. 6.500%, 03/10/2028 (D)(E)	447,000	464,001
Hyundai Capital America
0.800%, 01/08/2024 (D)	236,000	235,839
1.300%, 01/08/2026 (D)	565,000	521,626
5.500%, 03/30/2026 (D)	306,000	307,588
5.600%, 03/30/2028 (D)	933,000	946,806
5.700%, 06/26/2030 (D)(E)	293,000	299,982
5.950%, 09/21/2026 (D)	831,000	845,125
6.500%, 01/16/2029 (D)	685,000	723,147
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Lowe's Companies, Inc.
4.250%, 04/01/2052	$563,000	$476,634
5.625%, 04/15/2053	1,030,000	1,079,878
5.750%, 07/01/2053	299,000	316,773
5.850%, 04/01/2063	149,000	156,048
McDonald's Corp.
4.700%, 12/09/2035	206,000	203,431
4.800%, 08/14/2028	593,000	603,230
5.450%, 08/14/2053	277,000	294,698
O'Reilly Automotive, Inc. 5.750%, 11/20/2026	221,000	226,295
Tapestry, Inc.
7.350%, 11/27/2028	147,000	154,202
7.700%, 11/27/2030	592,000	623,201
		10,753,751
Consumer staples – 1.5%
Altria Group, Inc. 6.875%, 11/01/2033	838,000	922,381
Anheuser-Busch Companies LLC 4.700%, 02/01/2036	912,000	909,024
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/2038	387,000	367,001
5.800%, 01/23/2059	223,000	249,832
Bunge, Ltd. Finance Corp. 1.630%, 08/17/2025	308,000	291,168
Constellation Brands, Inc. 5.250%, 11/15/2048	620,000	613,721
JBS USA LUX SA
6.750%, 03/15/2034 (D)	294,000	309,767
7.250%, 11/15/2053 (D)	325,000	353,159
Kenvue, Inc. 5.050%, 03/22/2028 to 03/22/2053	980,000	1,007,855
Keurig Dr. Pepper, Inc. 4.500%, 04/15/2052	561,000	512,944
PepsiCo, Inc. 5.125%, 11/10/2026	1,156,000	1,180,434
Philip Morris International, Inc.
4.875%, 02/15/2028	1,292,000	1,305,804
5.000%, 11/17/2025	634,000	636,507
5.125%, 11/17/2027	79,000	80,408
5.250%, 09/07/2028	643,000	661,373
5.375%, 02/15/2033	488,000	500,544
5.500%, 09/07/2030	421,000	436,318
5.625%, 09/07/2033	252,000	263,195
5.750%, 11/17/2032	152,000	159,518
The JM Smucker Company 6.500%, 11/15/2043	147,000	163,759
Walmart, Inc.
4.100%, 04/15/2033	748,000	740,905
4.500%, 04/15/2053	294,000	285,667
		11,951,284
Energy – 2.0%
Aker BP ASA
5.600%, 06/13/2028 (D)	883,000	900,087
6.000%, 06/13/2033 (D)	971,000	1,008,584
BP Capital Markets America, Inc.
3.001%, 03/17/2052	356,000	249,733
4.812%, 02/13/2033	1,635,000	1,648,431
Diamondback Energy, Inc.
4.250%, 03/15/2052	89,000	71,842
6.250%, 03/15/2033 to 03/15/2053	1,204,000	1,284,597
Enbridge, Inc.
6.000%, 11/15/2028	445,000	467,188
6.200%, 11/15/2030	445,000	476,158
6.700%, 11/15/2053	652,000	758,297

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Energy Transfer LP
4.400%, 03/15/2027	$132,000	$129,045
4.950%, 05/15/2028	563,000	560,167
5.300%, 04/15/2047	772,000	707,805
5.400%, 10/01/2047	227,000	211,515
5.750%, 02/15/2033	1,085,000	1,118,612
6.100%, 12/01/2028	708,000	745,097
6.125%, 12/15/2045	239,000	240,720
6.400%, 12/01/2030	595,000	636,173
Galaxy Pipeline Assets Bidco, Ltd.
2.160%, 03/31/2034 (D)	623,489	540,628
2.625%, 03/31/2036 (D)	459,000	378,928
2.940%, 09/30/2040 (D)	252,876	208,061
MPLX LP
4.950%, 03/14/2052	553,000	491,919
5.000%, 03/01/2033	897,000	878,696
5.650%, 03/01/2053	161,000	158,999
ONEOK, Inc. 6.625%, 09/01/2053	772,000	863,974
Petroleos Mexicanos
2.378%, 04/15/2025	206,250	198,052
2.460%, 12/15/2025	648,200	625,710
		15,559,018
Financials – 6.4%
American Express Company
5.282%, (5.282% to 7-27-28, then Overnight SOFR + 1.280%), 07/27/2029	1,192,000	1,216,743
5.389%, (5.389% to 7-28-26, then Overnight SOFR + 0.970%), 07/28/2027	886,000	896,173
6.489%, (6.489% to 10-30-30, then Overnight SOFR + 1.940%), 10/30/2031	447,000	484,757
Banco Bilbao Vizcaya Argentaria SA 7.883%, (7.883% to 11-15-33, then 1 Year CMT + 3.300%), 11/15/2034	600,000	652,878
Banco Santander SA
6.527%, (6.527% to 11-7-26, then 1 Year CMT + 1.650%), 11/07/2027	800,000	827,231
6.607%, 11/07/2028	800,000	851,579
6.938%, 11/07/2033	600,000	666,113
Bank of America Corp.
1.734%, (1.734% to 7-22-26, then Overnight SOFR + 0.960%), 07/22/2027	2,043,000	1,871,697
3.419%, (3.419% to 12-20-27, then 3 month CME Term SOFR + 1.302%), 12/20/2028	2,083,000	1,962,038
5.288%, (5.288% to 4-25-33, then Overnight SOFR + 1.910%), 04/25/2034	1,678,000	1,681,862
5.819%, (5.819% to 9-15-28, then Overnight SOFR + 1.570%), 09/15/2029	2,284,000	2,357,714
5.872%, (5.872% to 9-15-33, then Overnight SOFR + 1.840%), 09/15/2034	1,142,000	1,195,412
5.933%, (5.933% to 9-15-26, then Overnight SOFR + 1.340%), 09/15/2027	1,631,000	1,664,152
Barclays PLC
6.224%, (6.224% to 5-9-33, then Overnight SOFR + 2.980%), 05/09/2034	918,000	952,128
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Barclays PLC (continued)
6.490%, (6.490% to 9-13-28, then Overnight SOFR + 2.220%), 09/13/2029	$896,000	$932,888
6.692%, (6.692% to 9-13-33, then Overnight SOFR + 2.620%), 09/13/2034	972,000	1,039,067
BNP Paribas SA
5.335%, (5.335% to 6-12-28, then 1 Year CMT + 1.500%), 06/12/2029 (D)	1,178,000	1,194,885
5.894%, (5.894% to 12-5-33, then Overnight SOFR + 1.866%), 12/05/2034 (D)	882,000	921,392
BPCE SA
6.612%, (6.612% to 10-19-26, then Overnight SOFR + 1.980%), 10/19/2027 (D)	906,000	932,299
6.714%, (6.714% to 10-19-28, then Overnight SOFR + 2.270%), 10/19/2029 (D)	619,000	651,748
7.003%, (7.003% to 10-19-33, then Overnight SOFR + 2.590%), 10/19/2034 (D)	465,000	505,365
Canadian Imperial Bank of Commerce 6.092%, 10/03/2033	891,000	950,642
Capital One Financial Corp.
7.149%, (7.149% to 10-29-26, then Overnight SOFR + 2.440%), 10/29/2027	745,000	773,408
7.624%, (7.624% to 10-30-30, then Overnight SOFR + 3.070%), 10/30/2031	745,000	818,670
Citibank NA 5.803%, 09/29/2028	1,490,000	1,555,751
Citigroup, Inc. 6.174%, (6.174% to 5-25-33, then Overnight SOFR + 2.661%), 05/25/2034	706,000	730,551
Cooperatieve Rabobank UA 5.564%, (5.564% to 2-28-28, then 1 Year CMT + 1.400%), 02/28/2029 (D)	2,128,000	2,161,061
Deutsche Bank AG 3.742%, (3.742% to 1-7-32, then Overnight SOFR + 2.257%), 01/07/2033	1,166,000	957,186
Fiserv, Inc.
5.375%, 08/21/2028	883,000	908,375
5.600%, 03/02/2033	153,000	159,712
5.625%, 08/21/2033	883,000	925,011
HSBC Holdings PLC
3.973%, (3.973% to 5-22-29, then 3 month CME Term SOFR + 1.872%), 05/22/2030	747,000	697,692
4.583%, (4.583% to 6-19-28, then 3 month CME Term SOFR + 1.796%), 06/19/2029	235,000	227,858
7.399%, (7.399% to 11-13-33, then Overnight SOFR + 3.020%), 11/13/2034	747,000	819,436
ING Groep NV
6.083%, (6.083% to 9-11-26, then Overnight SOFR + 1.560%), 09/11/2027	897,000	915,392

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
ING Groep NV (continued)
6.114%, (6.114% to 9-11-33, then Overnight SOFR + 2.090%), 09/11/2034	$618,000	$648,138
KeyBank NA 5.000%, 01/26/2033	411,000	384,219
M&T Bank Corp. 7.413%, (7.413% to 10-30-28, then Overnight SOFR + 2.800%), 10/30/2029	610,000	656,132
Morgan Stanley
5.123%, (5.123% to 2-1-28, then Overnight SOFR + 1.730%), 02/01/2029	295,000	296,342
5.164%, (5.164% to 4-20-28, then Overnight SOFR + 1.590%), 04/20/2029	295,000	296,686
5.250%, (5.250% to 4-21-33, then Overnight SOFR + 1.870%), 04/21/2034	894,000	893,909
5.449%, (5.449% to 7-20-28, then Overnight SOFR + 1.630%), 07/20/2029	590,000	601,181
6.342%, (6.342% to 10-18-32, then Overnight SOFR + 2.560%), 10/18/2033	1,019,000	1,098,787
Santander Holdings USA, Inc. 7.660%, (7.660% to 11-9-30, then Overnight SOFR + 3.280%), 11/09/2031	741,000	801,838
The Charles Schwab Corp. 6.136%, (6.136% to 8-24-33, then Overnight SOFR + 2.010%), 08/24/2034	589,000	620,850
Truist Financial Corp. 7.161%, (7.161% to 10-30-28, then Overnight SOFR + 2.446%), 10/30/2029	1,043,000	1,126,474
Trust Fibra Uno 6.390%, 01/15/2050 (D)	356,000	287,103
UBS AG 5.650%, 09/11/2028	664,000	688,670
UBS Group AG
4.194%, (4.194% to 4-1-30, then Overnight SOFR + 3.730%), 04/01/2031 (D)	469,000	436,659
4.282%, 01/09/2028 (D)	645,000	624,740
6.301%, (6.301% to 9-22-33, then 1 Year CMT + 2.000%), 09/22/2034 (D)	466,000	493,318
Wells Fargo & Company
4.611%, (4.611% to 4-25-52, then Overnight SOFR + 2.130%), 04/25/2053	295,000	265,212
4.897%, (4.897% to 7-25-32, then Overnight SOFR + 2.100%), 07/25/2033	2,077,000	2,023,361
5.574%, (5.574% to 7-25-28, then Overnight SOFR + 1.740%), 07/25/2029	297,000	303,257
6.303%, (6.303% to 10-23-28, then Overnight SOFR + 1.790%), 10/23/2029	1,040,000	1,096,079
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Wells Fargo & Company (continued)
6.491%, (6.491% to 10-23-33, then Overnight SOFR + 2.060%), 10/23/2034	$1,632,000	$1,775,433
		51,477,254
Health care – 1.9%
Abbott Laboratories
1.400%, 06/30/2030	672,000	568,597
4.750%, 11/30/2036	297,000	304,208
AbbVie, Inc.
3.200%, 11/21/2029	1,106,000	1,033,877
4.050%, 11/21/2039	317,000	286,234
4.250%, 11/21/2049	761,000	678,168
4.500%, 05/14/2035	651,000	636,699
4.550%, 03/15/2035	743,000	728,626
Amgen, Inc.
5.250%, 03/02/2025	888,000	889,813
5.650%, 03/02/2053	2,048,000	2,154,672
CVS Health Corp. 5.875%, 06/01/2053	206,000	216,674
DH Europe Finance II Sarl 2.200%, 11/15/2024	733,000	713,919
Gilead Sciences, Inc. 2.600%, 10/01/2040	465,000	342,441
HCA, Inc.
3.625%, 03/15/2032	604,000	540,082
4.625%, 03/15/2052	287,000	244,068
5.500%, 06/01/2033	302,000	306,742
5.900%, 06/01/2053	1,200,000	1,230,064
Merck & Company, Inc.
5.000%, 05/17/2053	303,000	311,547
5.150%, 05/17/2063	227,000	236,661
Pfizer Investment Enterprises Pte, Ltd.
4.750%, 05/19/2033	1,151,000	1,153,584
5.300%, 05/19/2053	1,056,000	1,078,054
5.340%, 05/19/2063	597,000	602,731
UnitedHealth Group, Inc.
3.050%, 05/15/2041	141,000	110,176
5.200%, 04/15/2063	308,000	314,335
5.875%, 02/15/2053	556,000	629,717
		15,311,689
Industrials – 1.6%
Adani International Container Terminal Private, Ltd. 3.000%, 02/16/2031 (D)	250,275	205,066
Burlington Northern Santa Fe LLC 4.450%, 01/15/2053	119,000	112,154
Canadian Pacific Railway Company
1.350%, 12/02/2024	665,000	641,141
1.750%, 12/02/2026	129,000	118,981
Carrier Global Corp.
5.900%, 03/15/2034 (D)	592,000	640,304
6.200%, 03/15/2054 (D)	207,000	239,286
Crowley Conro LLC 4.181%, 08/15/2043	453,205	437,690
Delta Air Lines, Inc. 4.750%, 10/20/2028 (D)	980,000	963,819
John Deere Capital Corp.
4.150%, 09/15/2027	586,000	582,204
4.950%, 07/14/2028	237,000	242,974
5.150%, 09/08/2026	1,036,000	1,054,660
Northrop Grumman Corp. 4.400%, 05/01/2030	344,000	342,112
Quanta Services, Inc. 0.950%, 10/01/2024	534,000	514,582

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Republic Services, Inc. 5.000%, 04/01/2034	$449,000	$459,776
RTX Corp.
6.100%, 03/15/2034	765,000	830,212
6.400%, 03/15/2054	612,000	708,501
The Boeing Company
2.196%, 02/04/2026	1,014,000	958,115
3.250%, 02/01/2035	329,000	277,468
3.750%, 02/01/2050	587,000	455,518
5.805%, 05/01/2050	1,327,000	1,374,176
Union Pacific Corp.
2.375%, 05/20/2031	284,000	246,877
2.800%, 02/14/2032	385,000	341,556
3.375%, 02/14/2042	321,000	262,069
Veralto Corp. 5.500%, 09/18/2026 (D)	278,000	281,548
Waste Management, Inc. 4.875%, 02/15/2034	586,000	597,745
		12,888,534
Information technology – 1.8%
Apple, Inc.
2.375%, 02/08/2041	218,000	159,320
2.650%, 05/11/2050 to 02/08/2051	419,000	287,727
3.950%, 08/08/2052	420,000	367,581
4.850%, 05/10/2053	151,000	153,861
Broadcom, Inc.
2.450%, 02/15/2031 (D)	468,000	400,169
3.150%, 11/15/2025	351,000	339,977
3.469%, 04/15/2034 (D)	300,000	261,002
4.926%, 05/15/2037 (D)	428,000	414,189
Intel Corp.
2.800%, 08/12/2041	255,000	190,960
5.625%, 02/10/2043	172,000	183,867
5.700%, 02/10/2053	595,000	643,260
5.900%, 02/10/2063	417,000	464,790
Intuit, Inc.
5.125%, 09/15/2028	587,000	606,669
5.200%, 09/15/2033	587,000	614,523
5.250%, 09/15/2026	735,000	749,253
5.500%, 09/15/2053	593,000	648,510
KLA Corp. 3.300%, 03/01/2050	245,000	187,003
Marvell Technology, Inc.
5.750%, 02/15/2029	445,000	459,773
5.950%, 09/15/2033	445,000	471,873
Micron Technology, Inc.
3.477%, 11/01/2051	147,000	106,537
5.375%, 04/15/2028	1,496,000	1,522,334
5.875%, 02/09/2033	177,000	183,971
NXP BV
2.500%, 05/11/2031	298,000	253,169
3.250%, 05/11/2041	293,000	223,308
Oracle Corp.
4.000%, 07/15/2046	520,000	416,802
4.375%, 05/15/2055	180,000	149,123
5.550%, 02/06/2053	181,000	181,050
Qualcomm, Inc. 6.000%, 05/20/2053	674,000	775,524
Texas Instruments, Inc. 5.000%, 03/14/2053	657,000	672,587
VMware LLC
1.000%, 08/15/2024	928,000	901,301
1.400%, 08/15/2026	869,000	794,860
4.700%, 05/15/2030	538,000	530,683
		14,315,556
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials – 0.3%
Anglo American Capital PLC 4.750%, 03/16/2052 (D)	$840,000	$720,500
Celanese US Holdings LLC 6.700%, 11/15/2033	592,000	642,082
Glencore Finance Canada, Ltd.
5.550%, 10/25/2042 (D)	134,000	129,791
6.000%, 11/15/2041 (D)	109,000	110,927
6.900%, 11/15/2037 (D)	309,000	340,421
Glencore Funding LLC 6.500%, 10/06/2033 (D)	589,000	642,139
		2,585,860
Real estate – 1.7%
Agree LP
2.000%, 06/15/2028	560,000	485,604
2.600%, 06/15/2033	127,000	100,650
4.800%, 10/01/2032	281,000	265,371
American Homes 4 Rent LP
3.625%, 04/15/2032	514,000	460,329
4.300%, 04/15/2052	231,000	186,022
American Tower Corp.
2.950%, 01/15/2051	149,000	99,302
3.125%, 01/15/2027	253,000	239,124
5.500%, 03/15/2028	595,000	608,148
5.900%, 11/15/2033	890,000	942,265
Brixmor Operating Partnership LP 2.500%, 08/16/2031	493,000	413,514
Crown Castle, Inc.
1.050%, 07/15/2026	803,000	724,455
2.100%, 04/01/2031	500,000	407,229
2.900%, 04/01/2041	298,000	212,681
5.000%, 01/11/2028	997,000	993,087
5.100%, 05/01/2033	429,000	424,656
5.600%, 06/01/2029	470,000	480,579
5.800%, 03/01/2034	907,000	938,745
Essex Portfolio LP 2.550%, 06/15/2031	266,000	222,507
Federal Realty Investment Trust 3.950%, 01/15/2024	356,000	355,625
Invitation Homes Operating Partnership LP
2.000%, 08/15/2031	90,000	71,618
4.150%, 04/15/2032	513,000	471,401
NNN REIT, Inc. 5.600%, 10/15/2033	442,000	456,276
Realty Income Corp.
2.200%, 06/15/2028	276,000	247,258
2.850%, 12/15/2032	373,000	316,913
4.900%, 07/15/2033	498,000	497,226
5.625%, 10/13/2032	520,000	547,022
Regency Centers LP 2.950%, 09/15/2029	706,000	633,049
STORE Capital Corp.
2.700%, 12/01/2031	179,000	135,584
2.750%, 11/18/2030	456,000	356,032
4.500%, 03/15/2028	294,000	270,180
4.625%, 03/15/2029	329,000	303,411
Sun Communities Operating LP 4.200%, 04/15/2032	514,000	468,707
		13,334,570
Utilities – 2.1%
American Transmission Systems, Inc. 2.650%, 01/15/2032 (D)	186,000	157,363
Baltimore Gas & Electric Company
2.250%, 06/15/2031	400,000	340,577
5.400%, 06/01/2053	448,000	462,264

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
CenterPoint Energy Houston Electric LLC
3.600%, 03/01/2052	$295,000	$234,015
5.200%, 10/01/2028	447,000	461,122
Consolidated Edison Company of New York, Inc.
3.200%, 12/01/2051	88,000	62,215
5.200%, 03/01/2033	157,000	162,276
5.500%, 03/15/2034	738,000	773,988
5.900%, 11/15/2053	295,000	324,407
Consumers Energy Company 2.500%, 05/01/2060	242,000	147,772
DTE Electric Company
2.950%, 03/01/2050	466,000	325,240
3.650%, 03/01/2052	213,000	167,892
Duke Energy Carolinas LLC
2.550%, 04/15/2031	272,000	235,708
2.850%, 03/15/2032	496,000	432,344
3.550%, 03/15/2052	361,000	276,528
4.950%, 01/15/2033	442,000	450,186
5.350%, 01/15/2053	597,000	611,117
Duke Energy Corp.
2.550%, 06/15/2031	443,000	377,987
3.500%, 06/15/2051	82,000	60,240
5.750%, 09/15/2033	239,000	252,818
Duke Energy Florida LLC 2.400%, 12/15/2031	398,000	335,782
Duke Energy Progress LLC
2.500%, 08/15/2050	403,000	253,158
5.250%, 03/15/2033	295,000	304,048
Entergy Arkansas LLC
2.650%, 06/15/2051	359,000	225,702
5.150%, 01/15/2033	598,000	609,623
Israel Electric Corp., Ltd. 3.750%, 02/22/2032 (D)	278,000	235,021
Jersey Central Power & Light Company 2.750%, 03/01/2032 (D)	439,000	370,508
Metropolitan Edison Company
4.300%, 01/15/2029 (D)	468,000	452,923
5.200%, 04/01/2028 (D)	449,000	452,264
MidAmerican Energy Company 2.700%, 08/01/2052	346,000	223,483
Mississippi Power Company
3.100%, 07/30/2051	479,000	321,379
4.250%, 03/15/2042	203,000	172,705
NSTAR Electric Company 3.100%, 06/01/2051	246,000	172,741
Pacific Gas & Electric Company
2.100%, 08/01/2027	214,000	192,864
3.950%, 12/01/2047	933,000	682,114
4.200%, 06/01/2041	232,000	185,116
4.500%, 07/01/2040	137,000	115,804
4.750%, 02/15/2044	134,000	111,812
4.950%, 07/01/2050	1,274,000	1,088,238
PacifiCorp 5.500%, 05/15/2054	132,000	129,506
PECO Energy Company 2.850%, 09/15/2051	482,000	324,079
Pennsylvania Electric Company
3.250%, 03/15/2028 (D)	389,000	362,454
5.150%, 03/30/2026 (D)	299,000	298,518
Public Service Company of Oklahoma 3.150%, 08/15/2051	270,000	184,240
Public Service Electric & Gas Company
1.900%, 08/15/2031	682,000	559,636
Core Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Public Service Electric & Gas Company (continued)
2.050%, 08/01/2050	$111,000	$64,280
2.700%, 05/01/2050	186,000	127,332
Public Service Enterprise Group, Inc.
5.875%, 10/15/2028	892,000	934,656
6.125%, 10/15/2033	358,000	384,760
Southern California Edison Company 4.125%, 03/01/2048	300,000	251,822
Virginia Electric & Power Company 2.950%, 11/15/2051	400,000	272,058
		16,714,685
TOTAL CORPORATE BONDS (Cost $178,726,281)		$178,800,529
MUNICIPAL BONDS – 0.4%
Board of Regents of the University of Texas System 2.439%, 08/15/2049	285,000	190,364
County of Clark Department of Aviation (Nevada) 6.820%, 07/01/2045	750,000	918,086
North Texas Tollway Authority 6.718%, 01/01/2049	697,000	859,998
Ohio State University 4.800%, 06/01/2111	464,000	440,981
Port Authority of New York & New Jersey 4.458%, 10/01/2062	571,000	521,017
TOTAL MUNICIPAL BONDS (Cost $3,491,211)		$2,930,446
COLLATERALIZED MORTGAGE OBLIGATIONS – 15.7%
Commercial and residential – 2.3%
Angel Oak Mortgage Trust LLC
Series 2020-2, Class A1A, 2.531%, 01/26/2065 (D)(F)	112,045	103,217
Series 2020-5, Class A1, 1.373%, 05/25/2065 (D)(F)	71,449	64,097
Series 2021-6, Class A1, 1.458%, 09/25/2066 (D)(F)	459,135	369,200
BBCMS Mortgage Trust Series 2018-C2, Class ASB 4.236%, 12/15/2051	195,371	190,623
Bunker Hill Loan Depositary Trust Series 2019-2, Class A1 2.879%, 07/25/2049 (D)	289,052	274,165
BX Commercial Mortgage Trust
Series 2021-VOLT, Class A (1 month CME Term SOFR + 0.814%), 6.176%, 09/15/2036 (B)(D)	2,021,000	1,968,978
Series 2021-XL2, Class A (1 month CME Term SOFR + 0.803%), 6.165%, 10/15/2038 (B)(D)	781,148	766,454
CFCRE Commercial Mortgage Trust Series 2017-C8, Class ASB 3.367%, 06/15/2050	198,775	192,395
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (D)(F)	619,770	495,758
Series 2021-4, Class A1, 1.397%, 10/25/2066 (D)(F)	647,112	517,740
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-UBS4, Class A4, 3.420%, 08/10/2047	692,111	681,710

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) (continued)
Series 2015-LC23, Class A3, 3.521%, 10/10/2048	$363,680	$354,427
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 month CME Term SOFR + 0.869%) 6.231%, 10/15/2038 (B)(D)	786,984	771,164
GS Mortgage Securities Trust
Series 2015-GC32, Class A3, 3.498%, 07/10/2048	301,749	292,113
Series 2020-GSA2, Class A4, 1.721%, 12/12/2053	995,000	797,650
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (D)	368,742	361,892
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class A4, 3.670%, 09/15/2047	274,149	270,500
Series 2015-C28, Class A3, 2.912%, 10/15/2048	993,317	968,766
Series 2015-C30, Class A5, 3.822%, 07/15/2048	535,000	511,608
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class A3 3.393%, 12/15/2049	198,000	187,262
Med Trust Series 2021-MDLN, Class A (1 month CME Term SOFR + 1.064%) 6.426%, 11/15/2038 (B)(D)	1,266,920	1,242,270
MFA Trust Series 2021-NQM2, Class A1 1.029%, 11/25/2064 (D)(F)	254,103	214,420
Morgan Stanley Capital I Trust Series 2020-HR8, Class A3 1.790%, 07/15/2053	557,000	458,871
New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1 2.492%, 09/25/2059 (D)(F)	124,521	114,528
NewRez Warehouse Securitization Trust Series 2021-1, Class A (1 month CME Term SOFR + 0.864%) 6.220%, 05/25/2055 (B)(D)	844,133	842,863
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.275%, 02/25/2050 (D)(F)	44,610	41,917
Series 2020-3, Class A1, 1.486%, 04/25/2065 (D)(F)	183,051	170,034
Series 2020-INV1, Class A1, 1.027%, 11/25/2055 (D)(F)	163,722	146,644
Series 2021-1, Class A1, 1.219%, 05/25/2065 (D)(F)	217,053	191,870
Series 2021-4, Class A1, 1.162%, 08/25/2056 (D)(F)	592,265	495,226
Verus Securitization Trust
Series 2019-4, Class A1, 3.642%, 11/25/2059 (D)	204,636	198,215
Series 2019-INV3, Class A1, 3.692%, 11/25/2059 (D)(F)	80,420	78,138
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Verus Securitization Trust (continued)
Series 2020-2, Class A1, 2.226%, 05/25/2060 (D)(F)	$61,329	$60,028
Series 2021-1, Class A1, 0.815%, 01/25/2066 (D)(F)	281,903	240,895
Series 2021-2, Class A1, 1.031%, 02/25/2066 (D)(F)	548,761	473,585
Series 2021-3, Class A1, 1.046%, 06/25/2066 (D)(F)	423,580	352,185
Series 2021-4, Class A1, 0.938%, 07/25/2066 (D)(F)	543,238	431,248
Series 2021-5, Class A1, 1.013%, 09/25/2066 (D)(F)	1,270,435	1,042,254
Series 2021-7, Class A1, 1.829%, 10/25/2066 (D)(F)	610,365	529,878
Series 2021-8, Class A1, 1.824%, 11/25/2066 (D)(F)	587,008	507,514
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (D)(F)	229,214	207,430
Series 2021-R3, Class A1, 1.020%, 04/25/2064 (D)(F)	256,146	227,666
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (D)	174,622	156,923
		18,564,321
U.S. Government Agency – 13.4%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	923,700	849,137
Series 271, Class F5 (30 day Average SOFR + 0.614%), 5.953%, 08/15/2042 (B)	274,789	268,771
Series 272, Class F1 (30 day Average SOFR + 0.614%), 5.953%, 08/15/2042 (B)	436,678	427,188
Series 280, Class F1 (30 day Average SOFR + 0.614%), 5.953%, 09/15/2042 (B)	439,703	430,059
Series 3924, Class NC, 4.000%, 09/15/2041	432,654	418,933
Series 4047, Class CX, 3.500%, 05/15/2042	812,000	744,670
Series 4091, Class BX, 3.250%, 10/15/2041	443,900	412,139
Series 4091, Class EX, 3.375%, 07/15/2042	280,425	261,024
Series 4091, Class MX, 3.250%, 02/15/2042	356,433	329,436
Series 4117, Class HB, 2.500%, 10/15/2042	279,000	241,150
Series 4122, Class FP (30 day Average SOFR + 0.514%), 5.853%, 10/15/2042 (B)	319,205	311,205
Series 4205, Class PA, 1.750%, 05/15/2043	298,830	253,500
Series 4240, Class FA (30 day Average SOFR + 0.614%), 5.953%, 08/15/2043 (B)	808,615	789,742
Series 4248, Class FT (30 day Average SOFR + 0.614%), 5.953%, 09/15/2043 (B)	280,666	275,059

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 4286, Class VF (30 day Average SOFR + 0.564%), 5.903%, 12/15/2043 (B)	$596,275	$582,913
Series 4446, Class CP, 2.250%, 03/15/2045	380,859	333,468
Series 4582, Class HA, 3.000%, 09/15/2045	1,412,862	1,312,517
Series 4614, Class FG (30 day Average SOFR + 0.614%), 5.953%, 09/15/2046 (B)	322,908	314,538
Series 4628, Class KF (30 day Average SOFR + 0.614%), 5.953%, 01/15/2055 (B)	406,280	393,552
Series 4631, Class FA (30 day Average SOFR + 0.614%), 5.953%, 11/15/2046 (B)	536,075	522,699
Series 4719, Class LA, 3.500%, 09/15/2047	404,150	371,912
Series 4719, Class LM, 3.000%, 09/15/2047	313,878	280,308
Series 4742, Class PA, 3.000%, 10/15/2047	795,688	722,755
Series 4793, Class FD (30 day Average SOFR + 0.414%), 5.753%, 06/15/2048 (B)	123,071	118,603
Series 4826, Class KF (30 day Average SOFR + 0.414%), 5.753%, 09/15/2048 (B)	258,306	250,104
Series 4857, Class JA, 3.350%, 01/15/2049	1,266,385	1,203,954
Series 4880, Class DA, 3.000%, 05/15/2050	608,665	553,762
Series 4903, Class NF (30 day Average SOFR + 0.514%), 5.852%, 08/25/2049 (B)	246,773	240,484
Series 4927, Class BG, 3.000%, 11/25/2049	545,898	492,314
Series 4937, Class MD, 2.500%, 10/25/2049	545,832	478,767
Series 4941, Class GA, 2.000%, 12/15/2047	310,702	260,790
Series 4957, Class MY, 3.000%, 02/25/2050	317,000	264,649
Series 4979, Class UC, 1.500%, 06/25/2050	1,008,437	816,495
Series 4990, Class FN (30 day Average SOFR + 0.464%), 5.802%, 05/25/2050 (B)	694,696	670,716
Series 4993, Class KF (30 day Average SOFR + 0.564%), 5.902%, 07/25/2050 (B)	2,277,632	2,208,037
Series 5004, Class FM (30 day Average SOFR + 0.464%), 5.802%, 08/25/2050 (B)	482,659	464,637
Series 5020, Class ET, 3.500%, 10/25/2050	454,844	415,173
Series 5058, Class BC, 5.000%, 11/25/2050	326,412	327,547
Series 5091, Class AB, 1.500%, 03/25/2051	959,396	777,139
Series 5092, Class HE, 2.000%, 02/25/2051	546,589	457,147
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 5116, Class PB, 2.250%, 02/25/2051	$571,428	$486,728
Series 5118, Class CA, 1.500%, 10/15/2033	474,000	416,484
Series 5119, Class AB, 1.500%, 08/25/2049	424,198	338,776
Series 5119, Class QF (30 day Average SOFR + 0.200%), 5.537%, 06/25/2051 (B)	692,269	655,116
Series 5143, Class GA, 2.000%, 06/25/2049	345,730	284,862
Series 5156, Class DC, 2.000%, 09/25/2051	617,591	526,590
Series 5159, Class UA, 2.500%, 12/25/2048	605,899	531,034
Series 5178, Class TP, 2.500%, 04/25/2049	753,402	655,722
Series 5182, Class D, 2.500%, 11/25/2043	2,317,363	2,114,087
Series 5182, Class M, 2.500%, 05/25/2049	461,603	403,799
Series 5184, Class AB, 2.500%, 05/25/2048	339,616	299,641
Series 5194, Class G, 2.500%, 01/25/2051	684,893	564,886
Series 5201, Class CA, 2.500%, 07/25/2048	689,888	613,983
Series 5202, Class BH, 2.000%, 12/25/2047	369,299	332,506
Series 5202, Class LA, 2.500%, 05/25/2049	685,391	600,379
Series 5202, Class MB, 3.000%, 11/25/2048	881,227	796,849
Series 5202, Class TA, 2.500%, 12/25/2048	1,056,420	956,986
Series 5203, Class G, 2.500%, 11/25/2048	305,318	269,483
Series 5206, Class CD, 3.500%, 05/25/2049	689,589	630,301
Series 5207, Class PA, 3.000%, 06/25/2051	728,873	654,643
Series 5209, Class EA, 3.000%, 08/25/2050	565,943	515,133
Series 5209, Class EJ, 3.000%, 08/25/2050	565,943	515,133
Series 5210, Class DC, 3.000%, 09/25/2051	533,662	493,175
Series 5217, Class CD, 2.500%, 07/25/2049	570,975	523,377
Series 5220, Class QK, 3.500%, 09/25/2050	1,077,409	1,021,522
Series 5228, Class TN, 3.500%, 07/25/2039	375,718	358,667
Series 5300, Class C, 2.000%, 09/25/2047	930,768	857,010
Series 5335, Class FB (30 day Average SOFR + 0.814%), 6.153%, 10/15/2039 (B)	928,109	931,541
Series 5338, Class FH (30 day Average SOFR + 0.414%), 5.753%, 04/15/2045 (B)	904,248	876,979

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
Series 2012-111, Class FC (30 day Average SOFR + 0.514%), 5.852%, 10/25/2042 (B)	$351,078	$344,268
Series 2012-133, Class JF (30 day Average SOFR + 0.464%), 5.802%, 12/25/2042 (B)	368,273	358,089
Series 2012-151, Class NX, 1.500%, 01/25/2043	312,450	263,153
Series 2013-11, Class AP, 1.500%, 01/25/2043	1,020,193	911,572
Series 2013-15, Class FA (30 day Average SOFR + 0.464%), 5.802%, 03/25/2043 (B)	442,009	429,689
Series 2013-43, Class BP, 1.750%, 05/25/2043	370,079	314,863
Series 2014-17, Class DY, 3.500%, 04/25/2044	526,000	478,933
Series 2014-25, Class EL, 3.000%, 05/25/2044	417,153	375,576
Series 2014-74, Class PC, 2.500%, 06/25/2044	333,535	308,468
Series 2015-20, Class EF (30 day Average SOFR + 0.464%), 5.802%, 04/25/2045 (B)	1,021,345	991,207
Series 2015-26, Class GF (30 day Average SOFR + 0.414%), 5.752%, 05/25/2045 (B)	643,872	624,970
Series 2015-32, Class FA (30 day Average SOFR + 0.414%), 5.752%, 05/25/2045 (B)	393,517	380,814
Series 2015-48, Class FB (30 day Average SOFR + 0.414%), 5.752%, 07/25/2045 (B)	480,353	465,170
Series 2015-8, Class AP, 2.000%, 03/25/2045	751,442	656,139
Series 2015-84, Class PA, 1.700%, 08/25/2033	1,182,961	1,080,342
Series 2016-19, Class FD (30 day Average SOFR + 0.514%), 5.852%, 04/25/2046 (B)	1,418,979	1,397,838
Series 2016-48, Class MA, 2.000%, 06/25/2038	1,233,294	1,127,422
Series 2016-57, Class PC, 1.750%, 06/25/2046	2,494,134	2,078,268
Series 2017-13, Class PA, 3.000%, 08/25/2046	496,568	455,425
Series 2017-30, Class FA (30 day Average SOFR + 0.464%), 5.802%, 05/25/2047 (B)	243,331	236,379
Series 2017-78, Class FC (30 day Average SOFR + 0.464%), 5.802%, 10/25/2047 (B)	468,106	453,883
Series 2018-14, Class KC, 3.000%, 03/25/2048	816,329	766,650
Series 2018-38, Class MA, 3.300%, 06/25/2048	622,276	588,467
Series 2018-45, Class TM, 3.000%, 06/25/2048	487,222	438,982
Series 2018-55, Class GA, 3.375%, 08/25/2048	475,518	449,400
Series 2018-64, Class A, 3.000%, 09/25/2048	420,188	370,863
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2018-8, Class KL, 2.500%, 03/25/2047	$436,385	$392,041
Series 2018-85, Class EA, 3.500%, 12/25/2048	347,070	329,658
Series 2019-15, Class FA (30 day Average SOFR + 0.614%), 5.952%, 04/25/2049 (B)	247,903	241,900
Series 2019-25, Class PA, 3.000%, 05/25/2048	791,578	726,256
Series 2019-41, Class FG (30 day Average SOFR + 0.614%), 5.952%, 08/25/2059 (B)	598,444	582,146
Series 2019-43, Class FC (30 day Average SOFR + 0.514%), 5.852%, 08/25/2049 (B)	488,841	475,810
Series 2019-67, Class FB (30 day Average SOFR + 0.564%), 5.902%, 11/25/2049 (B)	246,672	240,117
Series 2020-34, Class F (30 day Average SOFR + 0.564%), 5.902%, 06/25/2050 (B)	340,060	330,360
Series 2020-37, Class DA, 1.500%, 06/25/2050	258,028	224,999
Series 2020-45, Class JL, 3.000%, 07/25/2040	851,773	772,211
Series 2020-48, Class AB, 2.000%, 07/25/2050	393,838	327,087
Series 2020-48, Class DA, 2.000%, 07/25/2050	1,187,507	1,001,942
Series 2020-59, Class NC, 3.000%, 08/25/2040	513,445	469,610
Series 2021-22, Class MN, 2.750%, 10/25/2050	581,869	508,277
Series 2021-26, Class BD, 1.750%, 05/25/2051	315,749	275,060
Series 2021-27, Class EC, 1.500%, 05/25/2051	1,674,222	1,357,794
Series 2021-33, Class AV, 2.500%, 03/25/2048	233,045	176,296
Series 2021-42, Class AC, 2.000%, 02/25/2051	463,681	389,988
Series 2021-42, Class DC, 2.000%, 11/25/2050	1,106,792	934,561
Series 2021-73, Class A, 2.500%, 11/25/2049	597,208	517,545
Series 2021-73, Class DJ, 2.000%, 03/25/2049	621,938	506,264
Series 2021-76, Class KB, 1.250%, 11/25/2051	276,587	226,659
Series 2021-78, Class ND, 1.500%, 11/25/2051	916,240	748,671
Series 2021-78, Class PA, 2.500%, 11/25/2051	542,198	470,015
Series 2021-86, Class MA, 2.500%, 11/25/2047	982,039	879,033
Series 2021-91, Class AB, 2.500%, 09/25/2049	578,084	503,088
Series 2021-95, Class MA, 2.500%, 04/25/2050	724,039	623,794
Series 2021-96, Class AH, 2.500%, 03/25/2049	647,065	560,732

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2022-11, Class A, 2.500%, 07/25/2047	$1,473,904	$1,328,825
Series 2022-11, Class D, 3.000%, 01/25/2050	637,572	576,787
Series 2022-18, Class DL, 3.250%, 07/25/2046	827,577	768,213
Series 2022-28, Class CA, 2.000%, 01/25/2048	568,202	510,189
Series 2022-3, Class N, 2.000%, 10/25/2047	1,650,795	1,429,337
Series 2022-4, Class MH, 3.000%, 09/25/2048	671,153	615,105
Series 2022-89, Class AY, 3.000%, 02/25/2048	623,000	529,646
Series 2022-9, Class DJ, 3.250%, 03/25/2049	455,931	415,396
Series 2023-37, Class FG (30 day Average SOFR + 0.414%), 5.752%, 08/25/2050 (B)	1,593,497	1,540,312
Series 2023-37, Class FH (30 day Average SOFR + 0.514%), 5.852%, 01/25/2050 (B)	985,727	960,343
Series 2023-38, Class FC (30 day Average SOFR + 0.664%), 6.002%, 06/25/2040 (B)	635,597	630,773
Series 414, Class A35, 3.500%, 10/25/2042	1,006,060	939,750
Government National Mortgage Association
Series 2010-163, Class NC, 4.000%, 12/20/2040	510,339	501,935
Series 2012-141, Class WA, 4.513%, 11/16/2041 (F)	161,134	157,256
Series 2013-152, Class HA, 2.500%, 06/20/2043	538,109	489,607
Series 2014-181, Class L, 3.000%, 12/20/2044	334,000	298,577
Series 2015-144, Class CA, 2.500%, 10/20/2045	561,245	491,363
Series 2015-161, Class GF (1 month CME Term SOFR + 0.414%), 5.772%, 11/20/2045 (B)	303,436	294,172
Series 2016-93, Class AB, 1.750%, 07/20/2044	610,271	490,649
Series 2017-139, Class GA, 3.000%, 09/20/2047	1,282,021	1,163,033
Series 2017-167, Class BQ, 2.500%, 08/20/2044	425,028	389,046
Series 2018-65, Class DC, 3.500%, 05/20/2048	410,000	373,546
Series 2020-133, Class GA, 1.000%, 09/20/2050	666,928	563,188
Series 2020-138, Class LE, 1.500%, 09/20/2050	1,512,098	1,207,331
Series 2021-215, Class GA, 2.000%, 12/20/2051	342,968	293,433
Series 2021-227, Class E, 2.500%, 07/20/2050	2,382,532	2,075,994
Series 2021-27, Class BD, 5.000%, 02/20/2051	475,928	475,120
Series 2021-27, Class CW, 5.001%, 02/20/2051 (F)	616,556	606,683
Core Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2021-27, Class NT, 5.000%, 02/20/2051	$488,762	$472,391
Series 2021-27, Class Q, 5.000%, 02/20/2051	430,566	417,406
Series 2021-8, Class CY, 5.000%, 01/20/2051	437,527	440,234
Series 2022-107, Class C, 2.500%, 06/20/2051	2,034,585	1,695,586
Series 2022-153, Class KA, 4.000%, 12/20/2049	568,322	552,274
Series 2022-191, Class B, 4.000%, 06/20/2041	2,382,000	2,238,146
Series 2022-191, Class BY, 4.000%, 08/20/2041	2,598,000	2,442,411
Series 2022-197, Class LF (30 day Average SOFR + 0.700%), 6.038%, 11/20/2052 (B)	1,844,343	1,827,235
Series 2022-205, Class A, 2.000%, 09/20/2051	738,408	592,363
Series 2022-31, Class GH, 2.500%, 12/20/2049	1,290,329	1,142,277
Series 2022-34, Class DN, 3.500%, 09/20/2041	1,060,669	992,031
Series 2022-5, Class BA, 2.000%, 10/20/2049	2,533,391	2,169,276
Series 2022-50, Class DC, 2.500%, 08/20/2051	593,578	519,252
Series 2022-66, Class CG, 3.500%, 04/20/2052	1,169,670	1,107,036
Series 2022-84, Class A, 2.500%, 01/20/2052	605,154	507,916
		107,442,572
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $129,798,637)		$126,006,893
ASSET BACKED SECURITIES – 7.3%
Ally Auto Receivables Trust Series 2022-3, Class A4 5.070%, 06/15/2031	331,000	332,133
American Express Credit Account Master Trust Series 2023-1, Class A 4.870%, 05/15/2028	432,000	435,165
AmeriCredit Automobile Receivables Trust
Series 2022-2, Class A3 4.380%, 04/18/2028	633,000	626,852
Series 2023-1, Class A3 5.620%, 11/18/2027	295,000	296,737
Series 2023-2, Class A3 5.810%, 05/18/2028	599,000	606,110
BA Credit Card Trust Series 2023-A2, Class A2 4.980%, 11/15/2028	2,487,000	2,515,938
BMW Vehicle Lease Trust Series 2023-1, Class A4 5.070%, 06/25/2026	457,000	456,972
Capital One Prime Auto Receivables Trust Series 2023-1, Class A3 4.870%, 02/15/2028	1,070,000	1,070,215

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Chase Auto Owner Trust Series 2022-AA, Class A4 3.990%, 03/27/2028 (D)	$416,000	$407,622
Citibank Credit Card Issuance Trust Series 2023-A1, Class A1 5.230%, 12/08/2027	1,170,000	1,178,727
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month CME Term SOFR + 1.764%) 7.120%, 11/26/2046 (B)(D)	268,407	269,505
Series 2018-A, Class A2 4.130%, 12/26/2047 (D)	200,893	192,642
Series 2019-A, Class A2 3.280%, 12/28/2048 (D)	354,913	327,148
Discover Card Execution Note Trust
Series 2023-A1, Class A 4.310%, 03/15/2028	1,151,000	1,142,962
Series 2023-A2, Class A 4.930%, 06/15/2028	2,632,000	2,652,082
Ford Credit Auto Owner Trust
Series 2022-1, Class A 3.880%, 11/15/2034 (D)	933,000	907,692
Series 2022-D, Class A4 5.300%, 03/15/2028	299,000	302,221
Series 2023-A, Class A3 4.650%, 02/15/2028	1,281,000	1,276,266
GM Financial Automobile Leasing Trust
Series 2023-2, Class A4 5.090%, 05/20/2027	416,000	415,787
Series 2023-3, Class A4 5.440%, 08/20/2027	264,000	266,175
GM Financial Consumer Automobile Receivables Trust Series 2022-4, Class A3 4.820%, 08/16/2027	510,000	508,055
Hertz Vehicle Financing LLC
Series 2022-4A, Class A 3.730%, 09/25/2026 (D)	526,000	512,165
Series 2023-4A, Class A 6.150%, 03/25/2030 (D)	146,000	151,295
Hyundai Auto Lease Securitization Trust
Series 2023-B, Class A4 5.170%, 04/15/2027 (D)	661,000	661,368
Series 2023-C, Class A4 5.840%, 09/15/2027 (D)	447,000	454,506
Hyundai Auto Receivables Trust
Series 2021-C, Class A4 1.030%, 12/15/2027	549,000	516,602
Series 2022-A, Class A3 2.220%, 10/15/2026	974,977	952,792
Series 2022-A, Class A4 2.350%, 04/17/2028	341,000	324,879
Series 2023-A, Class A4 4.480%, 07/17/2028	599,000	593,847
Series 2023-B, Class A3 5.480%, 04/17/2028	338,000	343,714
Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A4 5.250%, 02/15/2029	693,000	700,855
Series 2023-1, Class A4 4.310%, 04/16/2029	538,000	531,940
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month CME Term SOFR + 1.714%) 7.076%, 10/15/2031 (B)(D)	253,637	254,095
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Navient Private Education Loan Trust (continued)
Series 2016-AA, Class A2B (1 month CME Term SOFR + 2.264%) 7.626%, 12/15/2045 (B)(D)	$174,735	$175,690
Navient Private Education Refi Loan Trust
Series 2018-CA, Class A2 3.520%, 06/16/2042 (D)	12,777	12,643
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (D)	464,435	448,184
Series 2019-CA, Class A2 3.130%, 02/15/2068 (D)	364,493	349,939
Series 2019-D, Class A2A 3.010%, 12/15/2059 (D)	931,365	875,134
Series 2019-FA, Class A2 2.600%, 08/15/2068 (D)	517,282	481,608
Series 2020-EA, Class A 1.690%, 05/15/2069 (D)	89,820	81,338
Series 2020-GA, Class A 1.170%, 09/16/2069 (D)	362,123	324,157
Series 2021-BA, Class A 0.940%, 07/15/2069 (D)	214,552	186,584
Series 2021-CA, Class A 1.060%, 10/15/2069 (D)	895,368	776,069
Series 2021-EA, Class A 0.970%, 12/16/2069 (D)	1,229,299	1,059,388
Series 2021-FA, Class A 1.110%, 02/18/2070 (D)	774,865	659,852
Series 2021-GA, Class A 1.580%, 04/15/2070 (D)	192,834	167,180
Series 2022-A, Class A 2.230%, 07/15/2070 (D)	1,888,056	1,664,274
Navient Student Loan Trust Series 2021-3A, Class A1A 1.770%, 08/25/2070 (D)	859,443	755,535
Nelnet Student Loan Trust
Series 2004-3, Class A5 (90 day Average SOFR + 0.442%) 5.776%, 10/27/2036 (B)	538,268	528,534
Series 2004-4, Class A5 (90 day Average SOFR + 0.422%) 5.756%, 01/25/2037 (B)	442,850	437,537
Series 2005-1, Class A5 (90 day Average SOFR + 0.372%) 5.706%, 10/25/2033 (B)	1,686,990	1,656,545
Series 2005-2, Class A5 (90 day Average SOFR + 0.362%) 5.714%, 03/23/2037 (B)	1,576,559	1,547,504
Series 2005-3, Class A5 (90 day Average SOFR + 0.382%) 5.734%, 12/24/2035 (B)	1,082,904	1,064,993
Series 2005-4, Class A4 (90 day Average SOFR + 0.442%) 5.794%, 03/22/2032 (B)	294,693	280,490
Nissan Auto Lease Trust Series 2023-B, Class A4 5.610%, 11/15/2027	585,000	590,828
Nissan Auto Receivables Owner Trust Series 2022-B, Class A4 4.450%, 11/15/2029	415,000	411,428
PenFed Auto Receivables Owner Trust
Series 2022-A, Class A3 3.960%, 04/15/2026 (D)	602,702	597,621
Series 2022-A, Class A4 4.180%, 12/15/2028 (D)	302,000	297,884

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust
Series 2022-2, Class A3 2.980%, 10/15/2026	$534,151	$531,219
Series 2022-3, Class A3 3.400%, 12/15/2026	303,521	301,235
Series 2022-4, Class A3 4.140%, 02/16/2027	630,270	625,877
Series 2022-5, Class A3 4.110%, 08/17/2026	414,377	412,423
Series 2022-6, Class A3 4.490%, 11/16/2026	1,163,823	1,158,601
Series 2022-7, Class A3 5.750%, 04/15/2027	354,000	354,075
SMB Private Education Loan Trust
Series 2016-B, Class A2A 2.430%, 02/17/2032 (D)	35,177	34,291
Series 2016-C, Class A2B (1 month CME Term SOFR + 1.214%) 6.576%, 09/15/2034 (B)(D)	92,554	92,562
Series 2020-PTB, Class A2A 1.600%, 09/15/2054 (D)	1,714,244	1,554,960
Series 2021-A, Class APT1 1.070%, 01/15/2053 (D)	1,110,813	972,093
Series 2021-B, Class A 1.310%, 07/17/2051 (D)	379,530	342,685
Series 2021-E, Class A1A 1.680%, 02/15/2051 (D)	720,089	651,129
SoFi Professional Loan Program LLC
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (D)	16,947	16,307
Series 2020-C, Class AFX 1.950%, 02/15/2046 (D)	74,105	67,404
Series 2021-B, Class AFX 1.140%, 02/15/2047 (D)	626,872	527,257
Synchrony Card Funding LLC Series 2023-A1, Class A 5.540%, 07/15/2029	1,869,000	1,903,572
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (D)	656,000	654,652
Toyota Auto Receivables Owner Trust
Series 2022-D, Class A4 5.430%, 04/17/2028	378,000	385,755
Series 2023-A, Class A4 4.420%, 08/15/2028	506,000	501,349
Series 2023-B, Class A3 4.710%, 02/15/2028	772,000	770,816
Series 2023-C, Class A3 5.160%, 04/17/2028	1,222,000	1,230,638
Verizon Master Trust
Series 2022-2, Class A 1.530%, 07/20/2028	577,000	555,793
Series 2022-4, Class A (3.400% to 6-20-25, then 4.150% thereafter) 3.400%, 11/20/2028	1,025,000	1,002,180
Series 2022-6, Class A (3.670% to 7-20-25, then 4.420% thereafter) 3.670%, 01/22/2029	765,000	750,014
Series 2023-1, Class A (4.490% to 1-20-26, then 5.240% thereafter) 4.490%, 01/22/2029	1,174,000	1,167,734
Series 2023-2, Class A 4.890%, 04/13/2028	432,000	430,608
Series 2023-4, Class A1A 5.160%, 06/20/2029	1,984,000	2,007,580
Core Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Volkswagen Auto Loan Enhanced Trust Series 2023-1, Class A3 5.020%, 06/20/2028	$853,000	$857,549
World Omni Select Auto Trust Series 2023-A, Class A2A 5.920%, 03/15/2027	577,984	578,169
TOTAL ASSET BACKED SECURITIES (Cost $59,680,999)		$58,054,530
SHORT-TERM INVESTMENTS – 2.4%
Short-term funds – 2.4%
John Hancock Collateral Trust, 5.3645% (G)(H)	102,968	1,029,703
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (G)	17,865,037	17,865,037
TOTAL SHORT-TERM INVESTMENTS (Cost $18,894,794)		$18,894,740
Total Investments (Core Bond Trust) (Cost $848,618,525) – 103.7%		$830,165,589
Other assets and liabilities, net – (3.7%)		(29,727,906)
TOTAL NET ASSETS – 100.0%		$800,437,683
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
IBOR	Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	All or a portion of this security is on loan as of 12-31-23.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-23.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
High Yield Trust
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.4%
Argentina – 0.4%
Provincia de Buenos Aires 6.375%, (6.375% to 9-1-24, then 6.625% thereafter), 09/01/2037 (A)	$756,976	$288,950
Republic of Argentina
0.750%, (0.750% to 7-9-27, then 1.750% thereafter), 07/09/2030	598,627	239,305

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Argentina (continued)
Republic of Argentina (continued)
1.000%, 07/09/2029	$59,073	$23,452
3.625%, (3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter), 07/09/2035	526,571	179,727
		731,434
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,127,887)		$731,434
CORPORATE BONDS – 82.8%
Communication services – 10.9%
Accelerate360 Holdings LLC 8.000%, 03/01/2028 (A)	719,050	747,812
Allen Media LLC 10.500%, 02/15/2028 (A)	1,470,000	786,200
Altice Financing SA 5.750%, 08/15/2029 (A)	780,000	692,179
Altice France Holding SA 10.500%, 05/15/2027 (A)	640,000	414,476
Altice France SA 5.125%, 07/15/2029 (A)	1,630,000	1,268,171
AMC Entertainment Holdings, Inc. 7.500%, 02/15/2029 (A)(B)	1,060,000	736,261
Banijay Entertainment SASU 8.125%, 05/01/2029 (A)	460,000	473,586
CCO Holdings LLC
4.250%, 02/01/2031 to 01/15/2034 (A)	220,000	186,747
4.500%, 05/01/2032	1,560,000	1,336,085
4.500%, 06/01/2033 (A)	260,000	219,996
4.750%, 02/01/2032 (A)	1,140,000	1,005,434
Charter Communications Operating LLC
3.700%, 04/01/2051	610,000	396,762
6.484%, 10/23/2045	230,000	226,001
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/2029 (A)(B)	760,000	631,917
CSC Holdings LLC
4.125%, 12/01/2030 (A)	240,000	182,580
5.000%, 11/15/2031 (A)	330,000	199,650
5.750%, 01/15/2030 (A)	600,000	373,500
6.500%, 02/01/2029 (A)	800,000	706,080
11.250%, 05/15/2028 (A)	380,000	391,537
Directv Financing LLC 5.875%, 08/15/2027 (A)	880,000	826,828
DISH DBS Corp.
5.125%, 06/01/2029	1,000,000	515,390
5.750%, 12/01/2028 (A)	900,000	717,840
5.875%, 11/15/2024	780,000	731,455
7.750%, 07/01/2026	870,000	605,964
Gannett Holdings LLC 6.000%, 11/01/2026 (A)	620,000	547,150
iHeartCommunications, Inc.
4.750%, 01/15/2028 (A)	190,000	146,168
5.250%, 08/15/2027 (A)	410,000	325,776
Match Group Holdings II LLC 4.625%, 06/01/2028 (A)	670,000	641,525
Playtika Holding Corp. 4.250%, 03/15/2029 (A)	490,000	427,549
Telecom Italia Capital SA 6.000%, 09/30/2034	500,000	474,839
Time Warner Cable LLC 7.300%, 07/01/2038	220,000	226,859
Univision Communications, Inc. 8.000%, 08/15/2028 (A)	390,000	402,332
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
UPC Holding BV 5.500%, 01/15/2028 (A)	$430,000	$405,374
Urban One, Inc. 7.375%, 02/01/2028 (A)	340,000	288,993
Viavi Solutions, Inc. 3.750%, 10/01/2029 (A)	270,000	236,369
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (A)	330,000	318,860
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (A)	700,000	624,824
ZipRecruiter, Inc. 5.000%, 01/15/2030 (A)	330,000	288,065
		19,727,134
Consumer discretionary – 18.9%
Academy, Ltd. 6.000%, 11/15/2027 (A)	250,000	245,522
Adtalem Global Education, Inc. 5.500%, 03/01/2028 (A)	161,000	154,867
American Axle & Manufacturing, Inc. 5.000%, 10/01/2029	1,080,000	954,133
American News Company LLC 8.500%, (8.500% Cash or 10.000% PIK), 09/01/2026 (A)	639,721	711,690
Bath & Body Works, Inc.
5.250%, 02/01/2028	340,000	336,281
6.625%, 10/01/2030 (A)	560,000	572,349
9.375%, 07/01/2025 (A)	340,000	358,952
Boyne USA, Inc. 4.750%, 05/15/2029 (A)	250,000	235,099
Caesars Entertainment, Inc.
4.625%, 10/15/2029 (A)	300,000	270,602
7.000%, 02/15/2030 (A)	850,000	871,621
8.125%, 07/01/2027 (A)	350,000	358,785
Carnival Corp.
5.750%, 03/01/2027 (A)	460,000	448,699
6.000%, 05/01/2029 (A)	970,000	933,339
7.000%, 08/15/2029 (A)	370,000	386,324
10.500%, 06/01/2030 (A)	940,000	1,028,172
Carnival Holdings Bermuda, Ltd. 10.375%, 05/01/2028 (A)	510,000	555,094
Carriage Purchaser, Inc. 7.875%, 10/15/2029 (A)	720,000	589,474
Carriage Services, Inc. 4.250%, 05/15/2029 (A)	390,000	346,375
Carrols Restaurant Group, Inc. 5.875%, 07/01/2029 (A)	350,000	309,104
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/2029 (A)(B)	410,000	369,643
Empire Communities Corp. 7.000%, 12/15/2025 (A)	650,000	646,750
Fertitta Entertainment LLC 4.625%, 01/15/2029 (A)	640,000	580,717
Fontainebleau Las Vegas Holdings LLC 11.000%, 06/15/2015 (A)(C)	3,600,425	360
Foot Locker, Inc. 4.000%, 10/01/2029 (A)	640,000	529,600
Ford Motor Company
3.250%, 02/12/2032	540,000	449,120
6.100%, 08/19/2032	20,000	20,161
Ford Motor Credit Company LLC
4.000%, 11/13/2030	810,000	726,803
5.113%, 05/03/2029	900,000	875,181
7.350%, 03/06/2030	940,000	1,009,843
Full House Resorts, Inc. 8.250%, 02/15/2028 (A)(B)	1,160,000	1,090,400

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Melco Resorts Finance, Ltd. 5.375%, 12/04/2029 (A)	$340,000	$299,295
Mohegan Tribal Gaming Authority
8.000%, 02/01/2026 (A)(B)	583,000	550,206
13.250%, 12/15/2027 (A)	120,000	127,800
NCL Corp., Ltd.
5.875%, 02/15/2027 (A)	2,260,000	2,240,490
7.750%, 02/15/2029 (A)	610,000	613,693
8.125%, 01/15/2029 (A)	690,000	720,762
8.375%, 02/01/2028 (A)	800,000	847,116
NMG Holding Company, Inc. 7.125%, 04/01/2026 (A)	300,000	288,284
PetSmart, Inc. 7.750%, 02/15/2029 (A)	250,000	243,204
Royal Caribbean Cruises, Ltd.
3.700%, 03/15/2028	720,000	663,752
7.250%, 01/15/2030 (A)	840,000	877,279
11.625%, 08/15/2027 (A)	990,000	1,077,287
Sands China, Ltd.
3.500%, 08/08/2031	430,000	359,866
5.650%, 08/08/2028	200,000	198,330
Sizzling Platter LLC 8.500%, 11/28/2025 (A)	430,000	428,935
Speedway Motorsports LLC 4.875%, 11/01/2027 (A)	320,000	300,394
StoneMor, Inc. 8.500%, 05/15/2029 (A)	360,000	282,600
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (A)	270,000	268,219
The Michaels Companies, Inc. 5.250%, 05/01/2028 (A)	560,000	442,728
TopBuild Corp. 3.625%, 03/15/2029 (A)	490,000	443,995
Upbound Group, Inc. 6.375%, 02/15/2029 (A)(B)	790,000	741,423
Viking Cruises, Ltd.
5.875%, 09/15/2027 (A)	170,000	164,050
7.000%, 02/15/2029 (A)	490,000	485,788
9.125%, 07/15/2031 (A)	1,290,000	1,374,620
VOC Escrow, Ltd. 5.000%, 02/15/2028 (A)	1,000,000	957,819
WW International, Inc. 4.500%, 04/15/2029 (A)(B)	800,000	524,599
Wynn Macau, Ltd.
4.875%, 10/01/2024 (A)	310,000	305,838
5.625%, 08/26/2028 (A)	920,000	852,035
Wynn Resorts Finance LLC
5.125%, 10/01/2029 (A)	190,000	179,319
7.125%, 02/15/2031 (A)	600,000	624,853
ZF North America Capital, Inc. 7.125%, 04/14/2030 (A)	500,000	532,897
		33,982,536
Consumer staples – 0.8%
Darling Ingredients, Inc. 6.000%, 06/15/2030 (A)	400,000	400,296
Simmons Foods, Inc. 4.625%, 03/01/2029 (A)	590,000	510,456
Triton Water Holdings, Inc. 6.250%, 04/01/2029 (A)	610,000	531,463
		1,442,215
Energy – 10.8%
Antero Resources Corp. 5.375%, 03/01/2030 (A)	430,000	412,138
Berry Petroleum Company LLC 7.000%, 02/15/2026 (A)	1,000,000	967,500
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Blue Racer Midstream LLC
6.625%, 07/15/2026 (A)	$670,000	$663,300
7.625%, 12/15/2025 (A)	350,000	354,537
Chesapeake Energy Corp. 5.500%, 02/01/2026 (A)	80,000	79,307
Chord Energy Corp. 6.375%, 06/01/2026 (A)	1,100,000	1,100,000
CNX Midstream Partners LP 4.750%, 04/15/2030 (A)	740,000	664,507
Crescent Energy Finance LLC 9.250%, 02/15/2028 (A)	540,000	560,288
DCP Midstream Operating LP
6.450%, 11/03/2036 (A)	280,000	297,731
6.750%, 09/15/2037 (A)	200,000	219,799
Endeavor Energy Resources LP 5.750%, 01/30/2028 (A)	410,000	410,387
Energy Transfer LP 6.500%, (6.500% to 11-15-26, then 5 Year CMT + 5.694%), 11/15/2026 (D)	180,000	171,050
EQM Midstream Partners LP
5.500%, 07/15/2028	110,000	108,991
6.500%, 07/15/2048	920,000	942,717
7.500%, 06/01/2030 (A)	360,000	387,007
Hilcorp Energy I LP
6.250%, 04/15/2032 (A)	530,000	509,813
8.375%, 11/01/2033 (A)	440,000	466,154
Howard Midstream Energy Partners LLC
6.750%, 01/15/2027 (A)	610,000	603,212
8.875%, 07/15/2028 (A)	370,000	388,339
Nabors Industries, Ltd. 7.250%, 01/15/2026 (A)	620,000	595,950
Noble Finance II LLC 8.000%, 04/15/2030 (A)	390,000	405,816
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (A)	850,000	860,625
Permian Resources Operating LLC
5.875%, 07/01/2029 (A)	200,000	194,992
7.000%, 01/15/2032 (A)	700,000	722,171
8.000%, 04/15/2027 (A)	260,000	269,510
9.875%, 07/15/2031 (A)	570,000	633,413
Range Resources Corp.
4.750%, 02/15/2030 (A)	120,000	110,927
8.250%, 01/15/2029	490,000	507,137
Shelf Drilling Holdings, Ltd. 9.625%, 04/15/2029 (A)	620,000	606,709
SilverBow Resources, Inc. 13.135%, (3 month CME Term SOFR + 7.750%), 12/15/2028 (A)(E)(F)	890,000	872,200
Southwestern Energy Company 4.750%, 02/01/2032	790,000	730,917
Summit Midstream Holdings LLC 9.000%, 10/15/2026 (A)	380,000	376,968
Tallgrass Energy Partners LP 6.000%, 12/31/2030 (A)	590,000	548,430
Venture Global Calcasieu Pass LLC
3.875%, 11/01/2033 (A)	320,000	271,183
4.125%, 08/15/2031 (A)	500,000	440,503
6.250%, 01/15/2030 (A)	570,000	566,916
Venture Global LNG, Inc. 9.875%, 02/01/2032 (A)	800,000	833,311
Western Midstream Operating LP 3.100%, 02/01/2025	530,000	515,776
		19,370,231

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials – 10.7%
Acuris Finance U.S., Inc. 5.000%, 05/01/2028 (A)(B)	$200,000	$163,000
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/2029 (A)	790,000	664,380
Barclays PLC 8.000%, (8.000% to 6-15-24, then 5 Year CMT + 5.672%), 06/15/2024 (D)	380,000	377,387
BNP Paribas SA
7.375%, (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%), 08/19/2025 (A)(D)	390,000	390,542
7.750%, (7.750% to 8-16-29, then 5 Year CMT + 4.899%), 08/16/2029 (A)(D)	500,000	510,385
Burford Capital Global Finance LLC
6.250%, 04/15/2028 (A)	630,000	604,128
6.875%, 04/15/2030 (A)	500,000	482,536
9.250%, 07/01/2031 (A)	530,000	563,284
Citigroup, Inc.
5.950%, (5.950% to 5-15-25, then 3 month CME Term SOFR + 4.167%), 05/15/2025 (D)	180,000	176,185
6.300%, (6.300% to 5-15-24, then 3 month CME Term SOFR + 3.685%), 05/15/2024 (D)	410,000	404,273
Coinbase Global, Inc. 3.625%, 10/01/2031 (A)(B)	540,000	417,226
Credit Agricole SA 8.125%, (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%), 12/23/2025 (A)(D)	860,000	875,738
FirstCash, Inc.
4.625%, 09/01/2028 (A)	530,000	494,725
5.625%, 01/01/2030 (A)	440,000	421,374
Global Aircraft Leasing Company, Ltd. 6.500%, (6.500% Cash or 7.250% PIK), 09/15/2024 (A)	1,825,678	1,716,137
GTCR W-2 Merger Sub LLC 7.500%, 01/15/2031 (A)	1,100,000	1,162,395
Highlands Holdings Bond Issuer, Ltd. 7.625%, (7.625% Cash or 8.375% PIK), 10/15/2025 (A)	945,962	961,291
Intesa Sanpaolo SpA 4.198%, (4.198% to 6-1-31, then 1 Year CMT + 2.600%), 06/01/2032 (A)	460,000	379,301
Jane Street Group 4.500%, 11/15/2029 (A)	480,000	447,611
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (A)	460,000	433,422
4.750%, 06/15/2029 (A)	300,000	270,505
Lloyds Banking Group PLC 8.000%, (8.000% to 3-27-30, then 5 Year CMT + 3.913%), 09/27/2029 (D)	760,000	761,518
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (A)	380,000	337,250
6.500%, 05/01/2028 (A)	430,000	402,265
NMI Holdings, Inc. 7.375%, 06/01/2025 (A)	410,000	410,681
Paysafe Finance PLC 4.000%, 06/15/2029 (A)(B)	810,000	714,797
Rocket Mortgage LLC
3.875%, 03/01/2031 (A)	630,000	554,083
4.000%, 10/15/2033 (A)	680,000	577,679
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ryan Specialty LLC 4.375%, 02/01/2030 (A)	$520,000	$482,300
StoneX Group, Inc. 8.625%, 06/15/2025 (A)	270,000	272,759
The Charles Schwab Corp. 4.000%, (4.000% to 12-1-30, then 10 Year CMT + 3.079%), 12/01/2030 (D)	340,000	268,535
The Toronto-Dominion Bank 8.125%, (8.125% to 10-31-27, then 5 Year CMT + 4.075%), 10/31/2082	510,000	530,802
UBS Group AG
6.537%, (6.537% to 8-12-32, then Overnight SOFR + 3.920%), 08/12/2033 (A)	480,000	512,235
9.016%, (9.016% to 11-15-32, then Overnight SOFR + 5.020%), 11/15/2033 (A)	310,000	381,063
9.250%, (9.250% to 11-13-28, then 5 Year CMT + 4.745%), 11/13/2028 (A)(D)	380,000	409,935
UniCredit SpA 5.459%, (5.459% to 6-30-30, then 5 Year CMT + 4.750%), 06/30/2035 (A)	720,000	677,144
		19,208,871
Health care – 4.9%
AdaptHealth LLC 4.625%, 08/01/2029 (A)	110,000	84,893
Akumin, Inc. 7.000%, 11/01/2025 (A)(C)	720,000	583,200
AthenaHealth Group, Inc. 6.500%, 02/15/2030 (A)(B)	340,000	308,440
Bausch Health Companies, Inc.
5.250%, 01/30/2030 (A)	600,000	276,582
6.125%, 02/01/2027 (A)(B)	160,000	108,000
6.250%, 02/15/2029 (A)	1,220,000	539,992
Cano Health LLC 6.250%, 10/01/2028 (A)	420,000	29,431
Community Health Systems, Inc.
5.250%, 05/15/2030 (A)	1,073,000	897,400
6.125%, 04/01/2030 (A)	170,000	110,065
6.875%, 04/15/2029 (A)	370,000	238,750
10.875%, 01/15/2032 (A)	530,000	553,919
LifePoint Health, Inc.
9.875%, 08/15/2030 (A)	1,010,000	1,020,697
11.000%, 10/15/2030 (A)	400,000	421,261
Medline Borrower LP
3.875%, 04/01/2029 (A)	240,000	216,995
5.250%, 10/01/2029 (A)	520,000	490,140
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (A)(C)	720,000	460,800
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036 (B)	540,000	516,776
Teva Pharmaceutical Finance Netherlands III BV
5.125%, 05/09/2029 (B)	1,100,000	1,050,551
7.875%, 09/15/2029 (B)	200,000	215,552
8.125%, 09/15/2031	460,000	501,667
US Renal Care, Inc. 10.625%, 06/28/2028 (A)	336,000	255,360
		8,880,471
Industrials – 13.7%
Advanced Drainage Systems, Inc. 6.375%, 06/15/2030 (A)	350,000	352,623

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Allied Universal Holdco LLC
4.625%, 06/01/2028 (A)		$520,000	$475,210
6.625%, 07/15/2026 (A)		260,000	258,635
Alta Equipment Group, Inc. 5.625%, 04/15/2026 (A)		650,000	627,047
American Airlines, Inc.
5.750%, 04/20/2029 (A)		1,760,000	1,715,582
8.500%, 05/15/2029 (A)		720,000	760,319
Anagram International, Inc. 10.000%, (0.000% Cash and 10.000% PIK), 08/15/2026 (A)(C)		96,829	968
ATS Corp. 4.125%, 12/15/2028 (A)		300,000	275,918
Beacon Roofing Supply, Inc. 6.500%, 08/01/2030 (A)		280,000	286,292
Bombardier, Inc.
7.500%, 02/01/2029 (A)(B)		570,000	579,449
7.875%, 04/15/2027 (A)		170,000	170,030
8.750%, 11/15/2030 (A)		710,000	755,939
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000%, 02/01/2026 (A)		500,000	499,755
Clean Harbors, Inc. 6.375%, 02/01/2031 (A)		310,000	314,977
CoreCivic, Inc. 8.250%, 04/15/2026		1,070,000	1,088,567
Covanta Holding Corp. 4.875%, 12/01/2029 (A)		510,000	445,582
Doman Building Materials Group, Ltd. 5.250%, 05/15/2026 (A)	CAD	280,000	194,277
GFL Environmental, Inc. 6.750%, 01/15/2031 (A)		$600,000	618,169
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (A)		1,000,000	909,316
JB Poindexter & Company, Inc. 8.750%, 12/15/2031 (A)		450,000	459,000
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (A)		850,000	848,725
Madison IAQ LLC
4.125%, 06/30/2028 (A)		460,000	418,205
5.875%, 06/30/2029 (A)		550,000	484,596
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (A)		350,000	350,994
MIWD Holdco II LLC 5.500%, 02/01/2030 (A)		320,000	283,200
Park-Ohio Industries, Inc. 6.625%, 04/15/2027 (B)		270,000	249,750
PGT Innovations, Inc. 4.375%, 10/01/2029 (A)		360,000	358,716
PM General Purchaser LLC 9.500%, 10/01/2028 (A)		1,050,000	1,064,789
Prime Security Services Borrower LLC 6.250%, 01/15/2028 (A)		920,000	914,635
R.R. Donnelley & Sons Company 9.750%, 07/31/2028 (A)		360,000	357,750
Roller Bearing Company of America, Inc. 4.375%, 10/15/2029 (A)		730,000	675,564
RXO, Inc. 7.500%, 11/15/2027 (A)		160,000	165,098
Spirit Loyalty Cayman, Ltd.
8.000%, 09/20/2025 (A)(B)		316,000	227,257
8.000%, 09/20/2025 (A)		530,000	381,159
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
The GEO Group, Inc.
9.500%, 12/31/2028 (A)	$945,000	$911,926
10.500%, 06/30/2028	367,000	372,505
Titan International, Inc. 7.000%, 04/30/2028	670,000	670,282
TransDigm, Inc.
6.750%, 08/15/2028 (A)	630,000	644,542
7.125%, 12/01/2031 (A)	350,000	366,770
Tutor Perini Corp. 6.875%, 05/01/2025 (A)	280,000	273,211
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	182,400	176,678
United Airlines, Inc. 4.625%, 04/15/2029 (A)	460,000	430,208
United Rentals North America, Inc.
3.875%, 02/15/2031	510,000	463,386
5.250%, 01/15/2030	400,000	393,848
6.000%, 12/15/2029 (A)	280,000	284,275
Vertiv Group Corp. 4.125%, 11/15/2028 (A)	760,000	713,047
VistaJet Malta Finance PLC
6.375%, 02/01/2030 (A)(B)	690,000	481,876
7.875%, 05/01/2027 (A)(B)	300,000	258,026
9.500%, 06/01/2028 (A)	80,000	67,704
XPO CNW, Inc. 6.700%, 05/01/2034	370,000	378,392
XPO, Inc. 7.125%, 02/01/2032 (A)	220,000	227,058
		24,681,827
Information technology – 3.1%
CA Magnum Holdings 5.375%, 10/31/2026 (A)	410,000	381,300
Central Parent, Inc. 7.250%, 06/15/2029 (A)	650,000	662,908
CommScope Technologies LLC 5.000%, 03/15/2027 (A)	730,000	303,863
CommScope, Inc. 4.750%, 09/01/2029 (A)	1,500,000	1,007,108
Elastic NV 4.125%, 07/15/2029 (A)	570,000	523,401
Gen Digital, Inc. 7.125%, 09/30/2030 (A)	340,000	355,239
Helios Software Holdings, Inc. 4.625%, 05/01/2028 (A)	530,000	483,498
NCR Atleos Corp. 9.500%, 04/01/2029 (A)	590,000	626,873
Open Text Corp. 6.900%, 12/01/2027 (A)	360,000	374,274
Rackspace Technology Global, Inc. 3.500%, 02/15/2028 (A)	630,000	253,011
Vericast Corp. 11.000%, 09/15/2026 (A)	650,000	689,000
		5,660,475
Materials – 4.7%
ARD Finance SA 6.500%, (6.500% Cash or 7.250% PIK), 06/30/2027 (A)(B)	1,150,000	537,257
Ardagh Metal Packaging Finance USA LLC
4.000%, 09/01/2029 (A)	800,000	677,181
6.000%, 06/15/2027 (A)	320,000	318,854
Canpack SA 3.875%, 11/15/2029 (A)	700,000	599,984

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Cascades, Inc. 5.375%, 01/15/2028 (A)	$530,000	$512,775
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 to 10/15/2027 (A)	900,000	773,919
8.625%, 06/01/2031 (A)	510,000	432,225
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,060,000	1,031,211
Hudbay Minerals, Inc. 6.125%, 04/01/2029 (A)	790,000	774,578
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (A)	530,000	448,187
Midwest Vanadium Proprietary, Ltd. 11.500%, 02/15/2018 (A)(C)	912,943	1,780
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)(C)	950,000	95
Olin Corp. 5.000%, 02/01/2030	420,000	400,745
Smyrna Ready Mix Concrete LLC
6.000%, 11/01/2028 (A)	950,000	935,350
8.875%, 11/15/2031 (A)	470,000	494,053
Summit Materials LLC 5.250%, 01/15/2029 (A)	600,000	580,500
		8,518,694
Real estate – 2.7%
Cushman & Wakefield US Borrower LLC 8.875%, 09/01/2031 (A)	180,000	190,759
Diversified Healthcare Trust
4.375%, 03/01/2031	250,000	187,500
4.750%, 02/15/2028 (B)	220,000	169,007
9.750%, 06/15/2025	170,000	166,856
Five Point Operating Company LP 7.875%, 11/15/2025 (A)	800,000	792,000
Forestar Group, Inc.
3.850%, 05/15/2026 (A)	550,000	523,916
5.000%, 03/01/2028 (A)	250,000	240,502
IIP Operating Partnership LP 5.500%, 05/25/2026	890,000	821,697
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/2032 (A)	410,000	375,551
MPT Operating Partnership LP
3.500%, 03/15/2031	200,000	125,045
4.625%, 08/01/2029	260,000	186,956
Park Intermediate Holdings LLC 5.875%, 10/01/2028 (A)	390,000	383,557
Service Properties Trust
5.500%, 12/15/2027	400,000	366,223
8.625%, 11/15/2031 (A)	390,000	408,499
		4,938,068
Utilities – 1.6%
Calpine Corp. 3.750%, 03/01/2031 (A)	300,000	263,125
Suburban Propane Partners LP 5.000%, 06/01/2031 (A)	340,000	308,239
Sunnova Energy Corp.
5.875%, 09/01/2026 (A)(B)	1,200,000	1,021,512
11.750%, 10/01/2028 (A)	250,000	227,500
Superior Plus LP 4.500%, 03/15/2029 (A)	290,000	268,908
TransAlta Corp. 7.750%, 11/15/2029	310,000	329,246
High Yield Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Vistra Operations Company LLC 7.750%, 10/15/2031 (A)	$420,000	$436,207
		2,854,737
TOTAL CORPORATE BONDS (Cost $162,880,442)		$149,265,259
CONVERTIBLE BONDS – 0.6%
Communication services – 0.2%
DISH Network Corp. 3.375%, 08/15/2026	530,000	280,900
Consumer discretionary – 0.2%
DraftKings Holdings, Inc. 5.323%, 03/15/2028 (G)	470,000	376,705
Industrials – 0.1%
Spirit Airlines, Inc. 1.000%, 05/15/2026	260,000	180,180
Utilities – 0.1%
NextEra Energy Partners LP 2.500%, 06/15/2026 (A)	190,000	170,240
TOTAL CONVERTIBLE BONDS (Cost $1,362,094)		$1,008,025
TERM LOANS (H) – 4.1%
Consumer discretionary – 1.3%
Adtalem Global Education, Inc., 2021 Term Loan B (1 month CME Term SOFR + 4.000%) 9.470%, 08/12/2028	287,116	287,372
Clarios Global LP, 2023 Incremental Term Loan (1 month CME Term SOFR + 3.750%) 9.106%, 05/06/2030	349,125	349,561
Equinox Holdings, Inc. , 2020 Term Loan B2 (6 month LIBOR + 9.000%) 14.610%, 03/08/2024	366,700	356,524
First Brands Group LLC, 2021 Term Loan (6 month CME Term SOFR + 5.000%) 10.881%, 03/30/2027	340,375	336,971
Spencer Spirit IH LLC, Term Loan B (1 month CME Term SOFR + 6.000%) 11.441%, 06/19/2026	565,570	562,600
Upbound Group, Inc., 2021 First Lien Term Loan B (3 month CME Term SOFR + 3.250%) 9.119%, 02/17/2028	554,907	554,214
		2,447,242
Financials – 0.6%
Acrisure LLC, 2020 Term Loan B (3 month LIBOR + 3.500%) 9.150%, 02/15/2027	442,750	441,249
Asurion LLC, 2022 Term Loan B10 (1 month CME Term SOFR + 4.000%) 9.456%, 08/19/2028	395,000	392,839
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan (3 month CME Term SOFR + 6.750%) 12.360%, 04/07/2028	190,000	180,738
		1,014,826
Health care – 0.4%
Eyecare Partners LLC, 2020 Term Loan (3 month CME Term SOFR + 3.750%) 9.395%, 02/18/2027	262,616	127,077
Eyecare Partners LLC, 2022 Incremental Term Loan (3 month CME Term SOFR + 4.500%) 9.983%, 11/15/2028	376,200	184,338

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (H) (continued)
Health care (continued)
LifePoint Health, Inc., 2023 Term Loan B (3 month CME Term SOFR + 5.500%) 11.168%, 11/16/2028	$356,357	$354,843
		666,258
Industrials – 0.5%
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month CME Term SOFR + 5.250%) 10.770%, 06/21/2027	315,000	325,351
R.R. Donnelley & Sons Company, 2023 Term Loan B (1 month CME Term SOFR + 7.250%) 12.706%, 03/08/2028	578,292	577,135
		902,486
Information technology – 1.1%
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (1 month CME Term SOFR + 7.000%) 12.356%, 02/19/2029	820,000	742,953
Global Tel*Link Corp., 2018 1st Lien Term Loan (3 month CME Term SOFR + 4.250%) 9.783%, 11/29/2025	481,301	458,078
MRI Software LLC, 2020 Term Loan (3 month CME Term SOFR + 5.500%) 10.948%, 02/10/2026	61,436	59,977
MRI Software LLC, 2020 Term Loan B (3 month CME Term SOFR + 5.500%) 10.948%, 02/10/2027	106,821	104,284
Neptune Bidco US, Inc., 2022 USD Term Loan B (3 month CME Term SOFR + 5.000%) 10.507%, 04/11/2029	208,950	190,406
Peraton Corp., Term Loan B (1 month CME Term SOFR + 3.750%) 9.206%, 02/01/2028	409,293	409,805
		1,965,503
Materials – 0.2%
Arctic Canadian Diamond Company, Ltd., 2nd Lien PIK Term Loan (3 month LIBOR + 10.000%) 10.000%, 12/31/2027 (E)	488,697	438,801
TOTAL TERM LOANS (Cost $7,841,440)		$7,435,116
ASSET BACKED SECURITIES – 7.1%
Aimco CLO, Ltd. Series 2020-12A, Class DR (3 month CME Term SOFR + 2.900%) 8.303%, 01/17/2032 (A)(F)	350,000	345,050
Balboa Bay Loan Funding, Ltd. Series 2020-1A, Class ER (3 month CME Term SOFR + 6.662%) 12.074%, 01/20/2032 (A)(F)	500,000	479,847
Ballyrock CLO, Ltd. Series 2022-19A, Class D (3 month CME Term SOFR + 7.110%) 12.526%, 04/20/2035 (A)(F)	710,000	678,170
Barings CLO, Ltd.
Series 2018-3A, Class D (3 month CME Term SOFR + 3.162%) 8.577%, 07/20/2029 (A)(F)	250,000	249,987
Series 2020-4A, Class E (3 month CME Term SOFR + 5.942%) 11.357%, 01/20/2032 (A)(F)	330,000	319,641
High Yield Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Battalion CLO, Ltd. Series 2021-20A, Class D (3 month CME Term SOFR + 3.362%) 8.755%, 07/15/2034 (A)(F)	$250,000	$237,056
Benefit Street Partners CLO XII, Ltd. Series 2017-12A, Class C (3 month CME Term SOFR + 3.312%) 8.705%, 10/15/2030 (A)(F)	250,000	247,328
Carlyle US CLO, Ltd. Series 2017-2A, Class C (3 month CME Term SOFR + 3.962%) 9.377%, 07/20/2031 (A)(F)	500,000	480,062
Catskill Park CLO, Ltd. Series 2017-1A, Class D (3 month CME Term SOFR + 6.262%) 11.677%, 04/20/2029 (A)(F)	500,000	478,577
Clover CLO LLC Series 2018-1A, Class DR (3 month CME Term SOFR + 3.362%) 8.777%, 04/20/2032 (A)(F)	260,000	259,992
Dryden CLO, Ltd. Series 2019-75A, Class ER2 (3 month CME Term SOFR + 6.862%) 12.255%, 04/15/2034 (A)(F)	470,000	432,271
Eaton Vance CLO, Ltd. Series 2020-2A, Class ER (3 month CME Term SOFR + 6.762%) 12.155%, 01/15/2035 (A)(F)	440,000	431,085
Great Lakes CLO, Ltd. Series 2014-1A, Class CR (3 month CME Term SOFR + 2.962%) 8.355%, 10/15/2029 (A)(F)	400,000	393,805
Greenwood Park CLO, Ltd.
Series 2018-1A, Class D (3 month CME Term SOFR + 2.762%) 8.155%, 04/15/2031 (A)(F)	290,000	279,777
Series 2018-1A, Class E (3 month CME Term SOFR + 5.212%) 10.605%, 04/15/2031 (A)(F)	250,000	225,083
Greywolf CLO IV, Ltd. Series 2019-1A, Class CR (3 month CME Term SOFR + 3.910%) 9.313%, 04/17/2034 (A)(F)	250,000	249,977
Grippen Park CLO, Ltd. Series 2017-1A, Class E (3 month CME Term SOFR + 5.962%) 11.377%, 01/20/2030 (A)(F)	420,000	408,324
ICG US CLO, Ltd. Series 2022-1A, Class DJ (3 month CME Term SOFR + 5.730%) 11.146%, 07/20/2035 (A)(F)	325,000	324,007
Magnetite VII, Ltd. Series 2012-7A, Class DR2 (3 month CME Term SOFR + 4.762%) 10.155%, 01/15/2028 (A)(F)	490,000	486,348
Magnetite XII, Ltd. Series 2015-12A, Class ER (3 month CME Term SOFR + 5.942%) 11.335%, 10/15/2031 (A)(F)	300,000	299,991
Magnetite XXIV, Ltd. Series 2019-24A, Class ER (3 month CME Term SOFR + 6.400%) 11.794%, 04/15/2035 (A)(F)	250,000	245,697
MKS CLO, Ltd. Series 2017-2A, Class D (3 month CME Term SOFR + 2.912%) 8.327%, 01/20/2031 (A)(F)	250,000	245,656

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Mountain View CLO IX, Ltd. Series 2015-9A, Class CR (3 month CME Term SOFR + 3.382%) 8.775%, 07/15/2031 (A)(F)	$250,000	$233,955
Neuberger Berman CLO XVIII, Ltd. Series 2014-18A, Class DR2 (3 month CME Term SOFR + 6.182%) 11.594%, 10/21/2030 (A)(F)	250,000	249,979
Neuberger Berman CLO XVI-S, Ltd. Series 2017-16SA, Class DR (3 month CME Term SOFR + 3.162%) 8.555%, 04/15/2034 (A)(F)	400,000	396,000
Neuberger Berman Loan Advisers CLO, Ltd.
Series 2017-25A, Class DR (3 month CME Term SOFR + 3.112%) 8.507%, 10/18/2029 (A)(F)	250,000	247,882
Series 2018-28A, Class D (3 month CME Term SOFR + 3.112%) 8.527%, 04/20/2030 (A)(F)	300,000	295,529
Oaktree CLO, Ltd. Series 2022-2A, Class DR (3 month CME Term SOFR + 4.500%) 9.831%, 07/15/2033 (A)(F)	450,000	450,000
Octagon 55, Ltd. Series 2021-1A, Class D (3 month CME Term SOFR + 3.362%) 8.777%, 07/20/2034 (A)(F)	360,000	352,818
OHA Credit Funding, Ltd. Series 2020-7A, Class DR (3 month CME Term SOFR + 3.100%) 8.497%, 02/24/2037 (A)(F)	250,000	250,010
Palmer Square Loan Funding, Ltd. Series 2022-3A, Class C (3 month CME Term SOFR + 5.400%) 10.794%, 04/15/2031 (A)(F)	390,000	390,237
Sculptor CLO XXVI, Ltd. Series 2026-A, Class E (3 month CME Term SOFR + 7.512%) 12.927%, 07/20/2034 (A)(F)	280,000	266,681
Symphony CLO, Ltd. Series 2023-40A, Class D (3 month CME Term SOFR + 5.000%) 10.344%, 01/14/2034 (A)(F)	160,000	161,537
Trinitas CLO XXVI, Ltd. Series 2023-26A, Class D (3 month CME Term SOFR + 4.500%) 9.831%, 01/20/2035 (A)(F)	870,000	870,000
Venture XVII CLO, Ltd. Series 2014-17A, Class DRR (3 month CME Term SOFR + 3.082%) 8.475%, 04/15/2027 (A)(F)	350,000	349,976
Voya CLO III, Ltd. Series 2020-3A, Class DR (3 month CME Term SOFR + 3.512%) 8.927%, 10/20/2034 (A)(F)	500,000	488,518
TOTAL ASSET BACKED SECURITIES (Cost $12,810,536)		$12,800,853
COMMON STOCKS – 0.5%
Communication services – 0.0%
New Cotai, Inc., Class B (E)(I)(J)	3	0
Energy – 0.5%
Berry Corp.	62,206	437,301
Chord Energy Corp.	2,636	438,182
KCAD Holdings I, Ltd. (E)(I)(J)	165,553,563	166
High Yield Trust (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy (continued)
MWO Holdings LLC (E)(I)(J)	445	$2,768
Permian Production (E)(J)	19,583	11,750
		890,167
TOTAL COMMON STOCKS (Cost $2,804,636)		$890,167
PREFERRED SECURITIES – 0.5%
Energy – 0.5%
Equitrans Midstream Corp., 9.750% (9.750% to 3-31-24, then 3 month LIBOR + 8.150%)	23,712	527,592
MPLX LP, 9.538% (E)	8,125	289,900
TOTAL PREFERRED SECURITIES (Cost $791,655)		$817,492
ESCROW SHARES – 0.0%
Arctic Canadian Diamonds Holding Units (E)(J)	494	67,018
TOTAL ESCROW SHARES (Cost $0)		$67,018
ESCROW CERTIFICATES – 0.0%
Adelphia Communications Corp. (E)(J)	$3,000,000	0
Adelphia Communications Corp. (E)(J)	2,050,000	0
Adelphia Communications Corp. (E)(J)	1,025,000	0
Magellan Health, Inc. (E)(J)	1,930,000	0
TOTAL ESCROW CERTIFICATES (Cost $338,778)		$0
SHORT-TERM INVESTMENTS – 5.6%
Short-term funds – 5.6%
John Hancock Collateral Trust, 5.3645% (K)(L)	744,452	7,444,672
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.2903% (K)	2,663,999	2,663,999
TOTAL SHORT-TERM INVESTMENTS (Cost $10,108,224)		$10,108,671
Total Investments (High Yield Trust) (Cost $200,065,692) – 101.6%		$183,124,035
Other assets and liabilities, net – (1.6%)		(2,797,537)
TOTAL NET ASSETS – 100.0%		$180,326,498
Currency Abbreviations
CAD	Canadian Dollar
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $137,060,749 or 76.0% of the fund's net assets as of 12-31-23.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	Non-income producing - Issuer is in default.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
(G)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(H)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(I)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
High Yield Trust (continued)
(J)	Non-income producing security.
(K)	The rate shown is the annualized seven-day yield as of 12-31-23.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	81	Long	Mar 2024	$8,612,816	$8,810,648	$197,832
						$197,832

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	442,617	USD	469,263	BNP	1/19/2024	$19,669	—
MXN	195,721	USD	10,665	JPM	1/19/2024	832	—
USD	1,713	CAD	2,334	JPM	1/19/2024	—	$(49)
						$20,501	$(49)

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	The Goodyear Tire & Rubber Company	470,000	USD	$470,000	5.000%	Quarterly	Jun 2027	$(5,903)	$(40,040)	$(45,943)
Centrally cleared	General Motors Company	380,000	USD	380,000	5.000%	Quarterly	Dec 2028	(50,141)	(9,713)	(59,854)
Centrally cleared	Southwest Airlines Company	1,152,000	USD	1,152,000	1.000%	Quarterly	Dec 2028	5,829	(10,264)	(4,435)
				$2,002,000				$(50,215)	$(60,017)	$(110,232)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Occidental Petroleum Corp.	0.655%	750,000	USD	$750,000	1.000%	Quarterly	Jun 2026	$(17,024)	$23,346	$6,322
Centrally cleared	Ford Motor Company	1.362%	800,000	USD	800,000	5.000%	Quarterly	Dec 2026	73,444	5,321	78,765
Centrally cleared	American Axle & Manufacturing, Inc.	4.192%	470,000	USD	470,000	5.000%	Quarterly	Dec 2028	(987)	17,127	16,140
Centrally cleared	CDX.NA.HY.41	3.559%	2,484,900	USD	2,484,900	5.000%	Quarterly	Dec 2028	50,544	98,953	149,497
Centrally cleared	Ford Motor Company	2.015%	380,000	USD	380,000	5.000%	Quarterly	Dec 2028	39,657	9,903	49,560
Centrally cleared	United Airlines Holdings	4.780%	768,000	USD	768,000	5.000%	Quarterly	Dec 2028	(6,403)	14,343	7,940
					$5,652,900				$139,231	$168,993	$308,224
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

High Yield Trust (continued)
Derivatives Abbreviations
BNP	BNP Paribas
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter

See Notes to financial statements regarding investment transactions and other derivatives information.
Investment Quality Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 65.3%
U.S. Government – 26.3%
U.S. Treasury Bonds
1.250%, 05/15/2050	$4,170,000	$2,247,076
1.875%, 11/15/2051	4,890,000	3,091,397
2.250%, 08/15/2046	3,655,000	2,598,619
2.500%, 02/15/2045 (A)	1,619,000	1,225,950
2.500%, 02/15/2046	648,000	486,228
3.000%, 11/15/2044 to 08/15/2052	11,680,000	9,580,970
3.125%, 08/15/2044 (A)	5,535,000	4,686,804
3.125%, 05/15/2048	3,205,000	2,670,166
3.375%, 08/15/2042 to 05/15/2044	2,490,000	2,203,383
3.625%, 02/15/2053 to 05/15/2053	2,985,000	2,758,818
3.750%, 11/15/2043	2,253,000	2,105,499
4.375%, 11/15/2039	1,170,000	1,218,765
U.S. Treasury Inflation Protected Securities
0.250%, 07/15/2029 to 02/15/2050	5,338,930	4,202,079
1.375%, 07/15/2033	212,743	206,236
U.S. Treasury Notes
1.625%, 05/15/2031	6,790,000	5,824,282
1.875%, 02/15/2032	3,110,000	2,673,750
2.750%, 08/15/2032	2,945,000	2,696,976
3.375%, 05/15/2033	1,025,000	983,680
3.875%, 08/15/2033	1,805,000	1,802,744
4.500%, 11/15/2033	2,525,000	2,650,855
4.625%, 10/15/2026	445,000	451,605
		56,365,882
U.S. Government Agency – 39.0%
Federal Home Loan Mortgage Corp.
2.000%, 03/01/2051	2,751,550	2,260,650
2.500%, 01/01/2052 to 05/01/2052	4,103,559	3,495,004
3.000%, 12/01/2046 to 04/01/2048	239,157	215,305
3.500%, 03/01/2048 to 06/01/2048	647,129	604,037
5.000%, 12/01/2034 to 09/01/2052	2,027,548	2,012,636
6.500%, 04/01/2029 to 08/01/2034	4,130	4,321
7.500%, 12/01/2025 to 05/01/2028	834	852
Federal National Mortgage Association
2.000%, TBA (B)	3,600,000	3,132,056
2.000%, 04/01/2051 to 05/01/2051	8,231,208	6,757,528
2.500%, TBA (B)	3,100,000	2,640,328
2.500%, 07/01/2030 to 04/01/2050	1,173,703	1,029,370
2.660%, 03/01/2027	758,048	719,620
3.000%, TBA (B)	1,400,000	1,239,219
3.500%, 06/01/2046 to 05/01/2048	2,392,347	2,232,915
4.000%, TBA (B)	3,700,000	3,501,701
4.500%, TBA (B)	5,275,000	5,117,572
5.000%, TBA (B)	2,600,000	2,573,999
5.000%, 09/01/2052	1,950,008	1,934,232
5.500%, TBA (B)	10,230,000	10,280,356
6.000%, TBA (B)	13,200,000	13,410,385
Government National Mortgage Association
2.000%, 12/20/2050	2,584,967	2,188,854
3.000%, TBA (B)	4,900,000	4,439,245
3.500%, TBA (B)	4,200,000	3,912,040
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
4.000%, TBA (B)		$2,600,000	$2,483,860
4.000%, 11/15/2040 to 02/15/2042		17,878	17,331
4.500%, TBA (B)		4,600,000	4,490,834
5.000%, TBA (B)		2,900,000	2,882,391
6.000%, 08/15/2032 to 04/15/2035		22,577	23,385
6.500%, 06/15/2028 to 02/15/2035		11,011	11,274
7.000%, 11/15/2031 to 11/15/2033		46,210	47,403
			83,658,703
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $152,526,060)			$140,024,585
FOREIGN GOVERNMENT OBLIGATIONS – 2.9%
Angola – 0.1%
Republic of Angola 8.000%, 11/26/2029		200,000	177,380
Benin – 0.1%
Republic of Benin 4.950%, 01/22/2035	EUR	305,000	264,381
Bermuda – 0.2%
Government of Bermuda
2.375%, 08/20/2030 (C)		$200,000	171,178
5.000%, 07/15/2032 (C)		200,000	198,400
			369,578
Brazil – 0.5%
Federative Republic of Brazil 10.000%, 01/01/2031	BRL	4,983,000	1,012,832
Chile – 0.0%
Republic of Chile 1.250%, 01/22/2051	EUR	165,000	101,660
Colombia – 0.2%
Republic of Colombia
5.000%, 06/15/2045		$200,000	154,998
5.625%, 02/26/2044		200,000	167,903
			322,901
Costa Rica – 0.1%
Republic of Costa Rica 6.550%, 04/03/2034 (C)		200,000	207,000
Hungary – 0.4%
Republic of Hungary
1.625%, 04/28/2032	EUR	735,000	658,114
6.125%, 05/22/2028 (C)		$235,000	244,092
			902,206
Indonesia – 0.2%
Republic of Indonesia 1.100%, 03/12/2033	EUR	530,000	461,517
Ivory Coast – 0.1%
Republic of Ivory Coast 4.875%, 01/30/2032		225,000	208,835

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
North Macedonia – 0.2%
Republic of North Macedonia
2.750%, 01/18/2025	EUR	210,000	$226,021
3.675%, 06/03/2026 (C)		265,000	283,361
			509,382
Philippines – 0.2%
Republic of the Philippines
1.200%, 04/28/2033		330,000	291,585
1.750%, 04/28/2041		200,000	153,941
			445,526
Romania – 0.5%
Republic of Romania
2.625%, 12/02/2040 (C)		335,000	247,708
2.750%, 04/14/2041		815,000	602,812
3.375%, 02/08/2038		170,000	146,601
			997,121
Saudi Arabia – 0.1%
Kingdom of Saudi Arabia
2.000%, 07/09/2039		155,000	132,145
5.000%, 01/18/2053 (C)		$200,000	188,264
			320,409
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,597,645)			$6,300,728
CORPORATE BONDS – 29.5%
Communication services – 1.9%
AT&T, Inc.
3.550%, 09/15/2055		348,000	250,204
3.800%, 12/01/2057		51,000	37,910
Charter Communications Operating LLC
2.250%, 01/15/2029		80,000	69,413
3.500%, 03/01/2042		42,000	29,215
5.125%, 07/01/2049		45,000	36,547
5.750%, 04/01/2048		65,000	57,686
6.484%, 10/23/2045		20,000	19,652
6.834%, 10/23/2055		40,000	39,933
Comcast Corp. 3.750%, 04/01/2040		215,000	184,939
Cox Communications, Inc. 2.600%, 06/15/2031 (C)		130,000	110,140
Discovery Communications LLC
3.625%, 05/15/2030		65,000	58,916
4.000%, 09/15/2055		246,000	175,039
5.200%, 09/20/2047		93,000	80,120
5.300%, 05/15/2049		247,000	212,066
IHS Holding, Ltd. 6.250%, 11/29/2028 (C)		200,000	161,700
Lamar Media Corp. 3.625%, 01/15/2031		315,000	279,878
Paramount Global
4.375%, 03/15/2043		75,000	55,410
4.950%, 01/15/2031 (D)		160,000	151,732
5.250%, 04/01/2044		115,000	92,104
Rogers Communications, Inc. 3.800%, 03/15/2032		105,000	96,623
Sirius XM Radio, Inc.
4.000%, 07/15/2028 (C)		165,000	152,599
4.125%, 07/01/2030 (C)		40,000	35,643
Time Warner Cable LLC
4.500%, 09/15/2042		455,000	357,055
5.875%, 11/15/2040		65,000	58,838
T-Mobile USA, Inc.
2.050%, 02/15/2028		150,000	135,343
3.875%, 04/15/2030		115,000	109,055
5.050%, 07/15/2033		125,000	125,972
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
T-Mobile USA, Inc. (continued)
5.750%, 01/15/2034	$100,000	$106,064
WarnerMedia Holdings, Inc.
4.279%, 03/15/2032	130,000	118,977
5.050%, 03/15/2042	35,000	30,855
WMG Acquisition Corp.
3.000%, 02/15/2031 (C)	75,000	64,284
3.750%, 12/01/2029 (C)	85,000	77,348
3.875%, 07/15/2030 (C)	450,000	407,136
		3,978,396
Consumer discretionary – 1.0%
AutoZone, Inc.
4.750%, 08/01/2032 to 02/01/2033	115,000	113,705
6.550%, 11/01/2033	75,000	83,324
Hanesbrands, Inc. 4.875%, 05/15/2026 (C)	50,000	48,231
Howard University
2.701%, 10/01/2029	100,000	88,781
2.801%, 10/01/2030	100,000	87,722
3.476%, 10/01/2041	120,000	89,084
LKQ Corp. 5.750%, 06/15/2028	85,000	86,995
O'Reilly Automotive, Inc. 4.700%, 06/15/2032	205,000	202,788
Service Corp. International
3.375%, 08/15/2030	335,000	292,152
5.125%, 06/01/2029	507,000	496,860
Tapestry, Inc. 7.050%, 11/27/2025	65,000	66,430
Taylor Morrison Communities, Inc.
5.125%, 08/01/2030 (C)	40,000	38,695
5.750%, 01/15/2028 (C)	302,000	303,385
The William Carter Company 5.625%, 03/15/2027 (C)	105,000	103,687
		2,101,839
Consumer staples – 0.9%
Bacardi, Ltd. 5.400%, 06/15/2033 (C)	100,000	100,500
General Mills, Inc. 4.950%, 03/29/2033	40,000	40,552
Kenvue, Inc. 5.050%, 03/22/2053	100,000	103,459
Minerva Luxembourg SA 8.875%, 09/13/2033 (C)	200,000	211,459
NBM US Holdings, Inc. 7.000%, 05/14/2026 (C)	420,000	424,809
Ohio Edison Company 5.500%, 01/15/2033 (C)	90,000	91,087
Philip Morris International, Inc.
4.875%, 02/15/2028	195,000	197,083
5.125%, 11/17/2027 to 02/15/2030	305,000	310,082
5.375%, 02/15/2033	140,000	143,599
5.625%, 11/17/2029 to 09/07/2033	225,000	235,393
Sysco Corp. 5.750%, 01/17/2029	80,000	83,334
		1,941,357
Energy – 2.9%
Aker BP ASA
5.600%, 06/13/2028 (C)	175,000	178,386
6.000%, 06/13/2033 (C)	175,000	181,774
BP Capital Markets America, Inc.
2.939%, 06/04/2051	15,000	10,390
4.812%, 02/13/2033	230,000	231,889
4.893%, 09/11/2033	130,000	132,272

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Cheniere Energy Partners LP 4.500%, 10/01/2029	$70,000	$66,953
Columbia Pipelines Holding Company LLC 6.042%, 08/15/2028 (C)	160,000	165,137
Columbia Pipelines Operating Company LLC
5.927%, 08/15/2030 (C)	90,000	93,061
6.036%, 11/15/2033 (C)	150,000	157,091
6.544%, 11/15/2053 (C)	95,000	104,596
ConocoPhillips Company
4.025%, 03/15/2062	45,000	36,494
5.050%, 09/15/2033	70,000	71,917
5.700%, 09/15/2063	120,000	129,863
Diamondback Energy, Inc. 6.250%, 03/15/2033	65,000	69,454
Ecopetrol SA
4.625%, 11/02/2031	95,000	80,588
8.625%, 01/19/2029	345,000	367,669
EIG Pearl Holdings Sarl 3.545%, 08/31/2036 (C)	200,000	174,000
Enbridge, Inc.
5.700%, 03/08/2033	295,000	306,622
6.000%, 11/15/2028	75,000	78,740
8.500%, (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%), 01/15/2084	175,000	186,138
Energo-Pro AS 8.500%, 02/04/2027 (C)	315,000	308,565
Energy Transfer LP
5.250%, 04/15/2029	130,000	130,972
6.050%, 12/01/2026	100,000	102,809
6.400%, 12/01/2030	260,000	277,992
EQM Midstream Partners LP 6.500%, 07/01/2027 (C)	15,000	15,273
Equinor ASA
3.625%, 04/06/2040	125,000	107,911
3.700%, 04/06/2050	15,000	12,380
Hess Corp.
7.125%, 03/15/2033	18,000	20,804
7.300%, 08/15/2031	95,000	109,489
Leviathan Bond, Ltd. 6.500%, 06/30/2027 (C)	235,000	220,516
Marathon Oil Corp. 6.600%, 10/01/2037	70,000	73,956
MPLX LP 1.750%, 03/01/2026	105,000	98,221
Occidental Petroleum Corp.
6.125%, 01/01/2031	18,000	18,687
6.625%, 09/01/2030	210,000	223,337
7.500%, 05/01/2031	10,000	11,213
ONEOK, Inc.
3.100%, 03/15/2030	10,000	8,973
3.400%, 09/01/2029	130,000	119,807
4.350%, 03/15/2029	40,000	38,872
6.100%, 11/15/2032	80,000	85,007
Ovintiv, Inc. 6.625%, 08/15/2037	95,000	98,355
Patterson-UTI Energy, Inc.
5.150%, 11/15/2029	150,000	143,084
7.150%, 10/01/2033	70,000	74,158
Shell International Finance BV
2.875%, 11/26/2041	55,000	41,660
3.000%, 11/26/2051	70,000	49,856
Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Shell International Finance BV (continued)
3.250%, 04/06/2050		$75,000	$56,343
Targa Resources Corp.
6.125%, 03/15/2033		55,000	57,906
6.150%, 03/01/2029		90,000	94,113
6.250%, 07/01/2052		50,000	51,598
Targa Resources Partners LP
4.000%, 01/15/2032		100,000	91,313
4.875%, 02/01/2031		20,000	19,428
The Williams Companies, Inc.
4.650%, 08/15/2032		145,000	141,347
5.650%, 03/15/2033		85,000	88,792
Transcontinental Gas Pipe Line Company LLC 3.250%, 05/15/2030		60,000	54,386
Viper Energy, Inc. 5.375%, 11/01/2027 (C)		257,000	252,327
Western Midstream Operating LP
4.750%, 08/15/2028		70,000	68,331
6.150%, 04/01/2033		115,000	119,470
			6,310,285
Financials – 9.9%
ABN AMRO Bank NV 6.339%, (6.339% to 9-18-26, then 1 Year CMT + 1.650%), 09/18/2027 (C)		200,000	204,364
American Express Company 6.338%, (6.338% to 10-30-25, then Overnight SOFR + 1.330%), 10/30/2026		235,000	239,595
ANZ New Zealand International, Ltd. 5.355%, 08/14/2028 (C)		310,000	316,937
Aon Corp. 5.350%, 02/28/2033		75,000	76,917
Athene Global Funding
2.646%, 10/04/2031 (C)		225,000	182,801
2.717%, 01/07/2029 (C)		355,000	308,635
Athene Holding, Ltd. 5.875%, 01/15/2034		115,000	116,052
Banca Comerciala Romana SA 7.625%, (7.625% to 5-19-26, then 3 month EURIBOR + 4.539%), 05/19/2027	EUR	100,000	116,235
Banca Transilvania SA 8.875%, (8.875% to 4-27-26, then 1 Year EURIBOR ICE Swap Rate + 5.580%), 04/27/2027		100,000	116,060
Bank of America Corp.
1.898%, (1.898% to 7-23-30, then Overnight SOFR + 1.530%), 07/23/2031		$120,000	98,168
1.922%, (1.922% to 10-24-30, then Overnight SOFR + 1.370%), 10/24/2031		180,000	146,133
2.572%, (2.572% to 10-20-31, then Overnight SOFR + 1.210%), 10/20/2032		110,000	91,198
2.592%, (2.592% to 4-29-30, then Overnight SOFR + 2.150%), 04/29/2031		245,000	211,139
2.687%, (2.687% to 4-22-31, then Overnight SOFR + 1.320%), 04/22/2032		600,000	506,658

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
2.972%, (2.972% to 2-4-32, then Overnight SOFR + 1.330%), 02/04/2033	$30,000	$25,525
3.194%, (3.194% to 7-23-29, then 3 month CME Term SOFR + 1.442%), 07/23/2030	270,000	244,811
3.419%, (3.419% to 12-20-27, then 3 month CME Term SOFR + 1.302%), 12/20/2028	50,000	47,096
4.376%, (4.376% to 4-27-27, then Overnight SOFR + 1.580%), 04/27/2028	285,000	278,530
5.202%, (5.202% to 4-25-28, then Overnight SOFR + 1.630%), 04/25/2029	230,000	231,423
5.933%, (5.933% to 9-15-26, then Overnight SOFR + 1.340%), 09/15/2027	260,000	265,285
Bank of Ireland Group PLC 6.253%, (6.253% to 9-16-25, then 1 Year CMT + 2.650%), 09/16/2026 (C)	345,000	348,640
Barclays PLC 9.625%, (9.625% to 6-15-30, then 5 Year SOFR ICE Swap Rate + 5.775%), 12/15/2029 (E)	225,000	233,719
BNP Paribas SA 5.894%, (5.894% to 12-5-33, then Overnight SOFR + 1.866%), 12/05/2034 (C)	250,000	261,166
BPCE SA
6.714%, (6.714% to 10-19-28, then Overnight SOFR + 2.270%), 10/19/2029 (C)	500,000	526,452
7.003%, (7.003% to 10-19-33, then Overnight SOFR + 2.590%), 10/19/2034 (C)	340,000	369,514
Capital One Financial Corp.
1.878%, (1.878% to 11-2-26, then Overnight SOFR + 0.855%), 11/02/2027	185,000	166,402
3.273%, (3.273% to 3-1-29, then Overnight SOFR + 1.790%), 03/01/2030	240,000	214,345
5.247%, (5.247% to 7-26-29, then Overnight SOFR + 2.600%), 07/26/2030	170,000	167,030
5.468%, (5.468% to 2-1-28, then Overnight SOFR + 2.080%), 02/01/2029	75,000	74,778
5.817%, (5.817% to 2-1-33, then Overnight SOFR + 2.600%), 02/01/2034	60,000	59,708
6.312%, (6.312% to 6-8-28, then Overnight SOFR + 2.640%), 06/08/2029	115,000	117,980
6.377%, (6.377% to 6-8-33, then Overnight SOFR + 2.860%), 06/08/2034	110,000	113,212
7.624%, (7.624% to 10-30-30, then Overnight SOFR + 3.070%), 10/30/2031	130,000	142,855
Corebridge Financial, Inc.
3.850%, 04/05/2029	75,000	70,673
6.050%, 09/15/2033 (C)	35,000	36,450
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Danske Bank A/S 5.375%, 01/12/2024 (C)	$235,000	$234,946
Deutsche Bank AG 7.079%, (7.079% to 11-10-32, then Overnight SOFR + 3.650%), 02/10/2034	200,000	205,669
Discover Financial Services 7.964%, (7.964% to 11-2-33, then SOFR Compounded Index + 3.370%), 11/02/2034	260,000	289,245
Equitable Financial Life Global Funding 1.800%, 03/08/2028 (C)	315,000	275,914
Equitable Holdings, Inc. 4.350%, 04/20/2028	120,000	115,861
FirstCash, Inc.
4.625%, 09/01/2028 (C)	250,000	233,361
5.625%, 01/01/2030 (C)	220,000	210,687
GTP Acquisition Partners I LLC 3.482%, 06/16/2025 (C)	730,000	709,699
HSBC Holdings PLC
2.206%, (2.206% to 8-17-28, then Overnight SOFR + 1.285%), 08/17/2029	410,000	357,900
5.402%, (5.402% to 8-11-32, then Overnight SOFR + 2.870%), 08/11/2033	570,000	572,470
5.887%, (5.887% to 8-14-26, then Overnight SOFR + 1.570%), 08/14/2027	200,000	202,769
6.161%, (6.161% to 3-9-28, then Overnight SOFR + 1.970%), 03/09/2029	200,000	206,518
6.547%, (6.547% to 6-20-33, then Overnight SOFR + 2.980%), 06/20/2034	255,000	266,510
7.399%, (7.399% to 11-13-33, then Overnight SOFR + 3.020%), 11/13/2034	200,000	219,394
Huntington Bancshares, Inc. 6.208%, (6.208% to 8-21-28, then Overnight SOFR + 2.020%), 08/21/2029	35,000	36,090
Intercontinental Exchange, Inc. 4.350%, 06/15/2029	55,000	54,822
Intesa Sanpaolo SpA
6.625%, 06/20/2033 (C)	200,000	204,947
7.800%, 11/28/2053 (C)	200,000	219,594
JPMorgan Chase & Co.
2.545%, (2.545% to 11-8-31, then Overnight SOFR + 1.180%), 11/08/2032	115,000	95,954
3.509%, (3.509% to 1-23-28, then 3 month CME Term SOFR + 1.207%), 01/23/2029	285,000	270,058
3.702%, (3.702% to 5-6-29, then 3 month CME Term SOFR + 1.422%), 05/06/2030	65,000	61,171
4.005%, (4.005% to 4-23-28, then 3 month CME Term SOFR + 1.382%), 04/23/2029	315,000	303,075
5.299%, (5.299% to 7-24-28, then Overnight SOFR + 1.450%), 07/24/2029	175,000	177,574

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (continued)
6.070%, (6.070% to 10-22-26, then Overnight SOFR + 1.330%), 10/22/2027		$115,000	$118,302
M&T Bank Corp.
5.053%, (5.053% to 1-27-33, then Overnight SOFR + 1.850%), 01/27/2034		230,000	217,925
7.413%, (7.413% to 10-30-28, then Overnight SOFR + 2.800%), 10/30/2029		170,000	182,857
Manufacturers & Traders Trust Company 4.700%, 01/27/2028		250,000	242,871
Marsh & McLennan Companies, Inc. 4.750%, 03/15/2039		70,000	68,044
mBank SA 0.966%, (0.966% to 9-21-26, then 3 month EURIBOR + 1.250%), 09/21/2027	EUR	100,000	95,279
Metropolitan Life Global Funding I 2.400%, 01/11/2032 (C)		$500,000	414,580
Morgan Stanley
1.794%, (1.794% to 2-13-31, then Overnight SOFR + 1.034%), 02/13/2032		270,000	215,601
1.928%, (1.928% to 4-28-31, then Overnight SOFR + 1.020%), 04/28/2032		200,000	160,825
2.239%, (2.239% to 7-21-31, then Overnight SOFR + 1.178%), 07/21/2032		245,000	199,979
4.210%, (4.210% to 4-20-27, then Overnight SOFR + 1.610%), 04/20/2028		155,000	151,500
5.164%, (5.164% to 4-20-28, then Overnight SOFR + 1.590%), 04/20/2029		265,000	266,515
5.449%, (5.449% to 7-20-28, then Overnight SOFR + 1.630%), 07/20/2029		55,000	56,042
6.407%, (6.407% to 11-1-28, then Overnight SOFR + 1.830%), 11/01/2029		515,000	545,789
MSCI, Inc.
3.625%, 11/01/2031 (C)		192,000	168,987
3.875%, 02/15/2031 (C)		63,000	57,562
4.000%, 11/15/2029 (C)		90,000	84,589
Nasdaq, Inc. 5.550%, 02/15/2034		100,000	103,885
National Rural Utilities Cooperative Finance Corp. 5.800%, 01/15/2033		100,000	105,899
OTP Bank NYRT
7.350%, (7.350% to 3-4-25, then 3 month EURIBOR + 4.523%), 03/04/2026	EUR	185,000	209,622
7.500%, (7.500% to 5-25-26, then 1 Year CMT + 3.711%), 05/25/2027		$200,000	206,148
Societe Generale SA 6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (C)		565,000	563,955
Standard Chartered PLC
7.018%, (7.018% to 2-8-29, then 1 Year CMT + 2.200%), 02/08/2030 (C)		220,000	232,169
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Standard Chartered PLC (continued)
7.767%, (7.767% to 11-16-27, then 1 Year CMT + 3.450%), 11/16/2028 (C)	$200,000	$215,874
The Bank of New York Mellon Corp. 6.317%, (6.317% to 10-25-28, then Overnight SOFR + 1.598%), 10/25/2029	245,000	260,237
The Goldman Sachs Group, Inc.
2.383%, (2.383% to 7-21-31, then Overnight SOFR + 1.248%), 07/21/2032	325,000	267,029
2.615%, (2.615% to 4-22-31, then Overnight SOFR + 1.281%), 04/22/2032	365,000	306,384
4.223%, (4.223% to 5-1-28, then 3 month CME Term SOFR + 1.563%), 05/01/2029	235,000	227,322
4.482%, (4.482% to 8-23-27, then Overnight SOFR + 1.725%), 08/23/2028	65,000	63,852
The Huntington National Bank 5.650%, 01/10/2030	250,000	252,105
The PNC Financial Services Group, Inc.
5.068%, (5.068% to 1-24-33, then Overnight SOFR + 1.933%), 01/24/2034	70,000	68,492
6.875%, (6.875% to 10-20-33, then Overnight SOFR + 2.284%), 10/20/2034	55,000	61,058
UBS Group AG
6.246%, (6.246% to 9-22-28, then 1 Year CMT + 1.800%), 09/22/2029 (C)	200,000	208,630
6.442%, (6.442% to 8-11-27, then Overnight SOFR + 3.700%), 08/11/2028 (C)(D)	250,000	259,625
6.537%, (6.537% to 8-12-32, then Overnight SOFR + 3.920%), 08/12/2033 (C)	520,000	554,922
Wells Fargo & Company
2.572%, (2.572% to 2-11-30, then 3 month CME Term SOFR + 1.262%), 02/11/2031	385,000	332,686
2.879%, (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%), 10/30/2030	50,000	44,448
3.350%, (3.350% to 3-2-32, then Overnight SOFR + 1.500%), 03/02/2033	285,000	248,924
4.808%, (4.808% to 7-25-27, then Overnight SOFR + 1.980%), 07/25/2028	110,000	109,194
4.897%, (4.897% to 7-25-32, then Overnight SOFR + 2.100%), 07/25/2033	200,000	194,835
5.389%, (5.389% to 4-24-33, then Overnight SOFR + 2.020%), 04/24/2034	30,000	30,130
5.574%, (5.574% to 7-25-28, then Overnight SOFR + 1.740%), 07/25/2029	405,000	413,533
6.491%, (6.491% to 10-23-33, then Overnight SOFR + 2.060%), 10/23/2034	75,000	81,592

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Willis North America, Inc. 3.600%, 05/15/2024	$115,000	$113,946
		21,234,457
Health care – 1.7%
Alcon Finance Corp. 2.600%, 05/27/2030 (C)	285,000	247,046
Amgen, Inc. 5.250%, 03/02/2030 to 03/02/2033	380,000	389,727
Avantor Funding, Inc. 4.625%, 07/15/2028 (C)	375,000	362,430
Bayer US Finance LLC 6.375%, 11/21/2030 (C)	240,000	246,926
Centene Corp.
2.450%, 07/15/2028	100,000	89,060
3.375%, 02/15/2030	5,000	4,486
4.250%, 12/15/2027	50,000	48,178
4.625%, 12/15/2029	585,000	560,856
CommonSpirit Health 3.347%, 10/01/2029	60,000	54,783
CVS Health Corp.
2.700%, 08/21/2040	90,000	64,163
4.125%, 04/01/2040	85,000	72,988
5.125%, 02/21/2030	95,000	96,473
5.250%, 01/30/2031	60,000	61,547
GE HealthCare Technologies, Inc. 5.857%, 03/15/2030	100,000	105,040
Haleon US Capital LLC 3.375%, 03/24/2029	250,000	236,438
HCA, Inc. 3.375%, 03/15/2029	205,000	189,147
Humana, Inc.
3.700%, 03/23/2029	135,000	129,682
5.750%, 12/01/2028	30,000	31,358
Kaiser Foundation Hospitals
2.810%, 06/01/2041	45,000	33,709
3.002%, 06/01/2051	110,000	78,345
Royalty Pharma PLC
2.150%, 09/02/2031 (D)	315,000	257,295
2.200%, 09/02/2030	85,000	71,441
3.300%, 09/02/2040	25,000	18,779
Sutter Health 3.361%, 08/15/2050	20,000	14,797
UnitedHealth Group, Inc.
2.750%, 05/15/2040	110,000	83,286
3.500%, 08/15/2039	70,000	59,483
4.950%, 05/15/2062	30,000	29,591
5.350%, 02/15/2033	55,000	58,185
6.050%, 02/15/2063	30,000	34,594
		3,729,833
Industrials – 2.2%
Ashtead Capital, Inc.
4.375%, 08/15/2027 (C)	605,000	580,869
5.500%, 08/11/2032 (C)	200,000	197,565
Booz Allen Hamilton, Inc. 3.875%, 09/01/2028 (C)	420,000	395,639
Builders FirstSource, Inc. 5.000%, 03/01/2030 (C)	225,000	217,271
Clean Harbors, Inc. 4.875%, 07/15/2027 (C)	620,000	607,533
DAE Funding LLC 1.550%, 08/01/2024 (C)	435,000	423,712
Ingersoll Rand, Inc. 5.700%, 08/14/2033	55,000	58,190
International Airport Finance SA 12.000%, 03/15/2033 (C)	317,571	324,716
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Northrop Grumman Corp. 5.150%, 05/01/2040	$95,000	$96,249
Otis Worldwide Corp. 2.565%, 02/15/2030	120,000	106,705
Penske Truck Leasing Company LP
2.700%, 11/01/2024 (C)	205,000	199,370
4.000%, 07/15/2025 (C)	170,000	166,261
4.400%, 07/01/2027 (C)	140,000	136,503
6.050%, 08/01/2028 (C)	50,000	51,824
Regal Rexnord Corp.
6.050%, 04/15/2028 (C)	365,000	369,481
6.300%, 02/15/2030 (C)	80,000	82,073
SS&C Technologies, Inc. 5.500%, 09/30/2027 (C)	262,000	258,262
The Boeing Company
5.040%, 05/01/2027	80,000	80,698
5.150%, 05/01/2030	170,000	173,062
United Rentals North America, Inc.
4.000%, 07/15/2030	35,000	32,238
5.500%, 05/15/2027	32,000	32,071
Veralto Corp. 5.350%, 09/18/2028 (C)	135,000	138,132
		4,728,424
Information technology – 2.1%
Black Knight InfoServ LLC 3.625%, 09/01/2028 (C)	499,000	472,179
CDW LLC
2.670%, 12/01/2026	60,000	56,143
3.250%, 02/15/2029	490,000	448,054
Fair Isaac Corp. 4.000%, 06/15/2028 (C)	386,000	365,295
Gartner, Inc. 4.500%, 07/01/2028 (C)	193,000	183,027
Gen Digital, Inc.
5.000%, 04/15/2025 (C)	360,000	356,400
6.750%, 09/30/2027 (C)	220,000	223,812
Go Daddy Operating Company LLC
3.500%, 03/01/2029 (C)	55,000	49,813
5.250%, 12/01/2027 (C)	454,000	444,878
Intel Corp.
3.100%, 02/15/2060	60,000	41,350
5.700%, 02/10/2053	20,000	21,622
5.900%, 02/10/2063	40,000	44,584
Marvell Technology, Inc.
2.450%, 04/15/2028	175,000	157,919
2.950%, 04/15/2031	60,000	52,432
5.950%, 09/15/2033	45,000	47,718
Nokia OYJ 4.375%, 06/12/2027	130,000	125,873
NXP BV
4.300%, 06/18/2029	25,000	24,288
5.550%, 12/01/2028	95,000	97,756
Open Text Corp.
3.875%, 12/01/2029 (C)	355,000	318,376
6.900%, 12/01/2027 (C)	315,000	327,490
Open Text Holdings, Inc. 4.125%, 12/01/2031 (C)	60,000	53,032
Oracle Corp.
2.950%, 04/01/2030	10,000	9,025
3.850%, 04/01/2060	380,000	275,364
4.100%, 03/25/2061	95,000	72,380
6.150%, 11/09/2029	170,000	182,878
Qorvo, Inc. 3.375%, 04/01/2031 (C)	120,000	102,668
		4,554,356

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials – 1.3%
Anglo American Capital PLC 2.625%, 09/10/2030 (C)	$200,000	$170,136
Ball Corp. 6.000%, 06/15/2029	735,000	750,562
Celanese US Holdings LLC
6.165%, 07/15/2027	190,000	194,818
6.330%, 07/15/2029	175,000	183,448
6.550%, 11/15/2030	115,000	121,570
Corp. Nacional del Cobre de Chile 5.950%, 01/08/2034 (C)	200,000	202,730
FS Luxembourg Sarl 10.000%, 12/15/2025 (C)	200,000	205,105
Glencore Funding LLC
2.625%, 09/23/2031 (C)	70,000	59,396
2.850%, 04/27/2031 (C)	55,000	47,427
6.375%, 10/06/2030 (C)	245,000	263,033
Southern Copper Corp. 6.750%, 04/16/2040	20,000	22,395
Standard Industries, Inc.
3.375%, 01/15/2031 (C)	10,000	8,603
4.375%, 07/15/2030 (C)	410,000	376,539
Vale Overseas, Ltd. 6.125%, 06/12/2033	70,000	72,654
		2,678,416
Real estate – 0.9%
American Tower Corp.
2.700%, 04/15/2031	30,000	25,761
3.800%, 08/15/2029	135,000	128,161
5.800%, 11/15/2028	105,000	109,076
Crown Castle, Inc.
2.900%, 03/15/2027	110,000	102,866
3.800%, 02/15/2028	5,000	4,750
4.800%, 09/01/2028	330,000	325,609
5.000%, 01/11/2028	90,000	89,647
5.600%, 06/01/2029	85,000	86,913
Equinix, Inc. 3.200%, 11/18/2029	135,000	123,988
GLP Capital LP
4.000%, 01/15/2031	85,000	76,554
5.300%, 01/15/2029	130,000	129,248
5.750%, 06/01/2028	130,000	131,167
SBA Tower Trust 2.836%, 01/15/2025 (C)	300,000	289,701
VICI Properties LP 4.950%, 02/15/2030	272,000	263,927
		1,887,368
Utilities – 4.7%
Alabama Power Company
3.450%, 10/01/2049	120,000	90,156
4.150%, 08/15/2044	105,000	89,917
Ameren Corp. 5.000%, 01/15/2029	320,000	321,434
Arizona Public Service Company
5.550%, 08/01/2033	55,000	56,829
6.350%, 12/15/2032	110,000	119,396
Atmos Energy Corp. 5.900%, 11/15/2033	45,000	48,822
Berkshire Hathaway Energy Company 4.600%, 05/01/2053	135,000	120,174
Cleco Corporate Holdings LLC
3.375%, 09/15/2029	90,000	78,863
4.973%, 05/01/2046	5,000	4,192
Consolidated Edison Company of New York, Inc.
3.200%, 12/01/2051	120,000	84,839
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Consolidated Edison Company of New York, Inc. (continued)
5.500%, 03/15/2034	$55,000	$57,682
Dominion Energy, Inc.
3.375%, 04/01/2030	115,000	105,871
5.375%, 11/15/2032	495,000	508,303
6.300%, 03/15/2033	5,000	5,364
Duke Energy Corp.
2.550%, 06/15/2031	425,000	362,628
4.500%, 08/15/2032	140,000	135,513
5.000%, 08/15/2052	40,000	37,339
Duke Energy Indiana LLC
2.750%, 04/01/2050	80,000	51,720
3.250%, 10/01/2049	105,000	76,105
Duke Energy Progress LLC
3.700%, 10/15/2046	125,000	97,202
4.000%, 04/01/2052	65,000	53,412
Edison International
4.125%, 03/15/2028	40,000	38,626
5.250%, 11/15/2028	115,000	115,707
6.950%, 11/15/2029	305,000	330,992
Emera, Inc. 6.750%, (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%), 06/15/2076	90,000	88,130
Enel Finance International NV 5.000%, 06/15/2032 (C)	200,000	195,071
Evergy, Inc. 2.900%, 09/15/2029	175,000	158,296
Eversource Energy
5.125%, 05/15/2033	260,000	261,313
5.450%, 03/01/2028	45,000	46,252
5.950%, 02/01/2029	150,000	157,088
Georgia Power Company
4.300%, 03/15/2042	75,000	66,307
4.700%, 05/15/2032	65,000	64,732
Greenko Power II, Ltd. 4.300%, 12/13/2028	216,000	194,454
Greensaif Pipelines Bidco Sarl
6.129%, 02/23/2038 (C)	200,000	208,515
6.510%, 02/23/2042 (C)	200,000	211,425
IPALCO Enterprises, Inc. 3.700%, 09/01/2024	175,000	172,225
Kentucky Power Company 7.000%, 11/15/2033 (C)	245,000	263,395
KeySpan Gas East Corp. 5.994%, 03/06/2033 (C)	130,000	132,197
Monongahela Power Company 5.850%, 02/15/2034 (C)	75,000	78,695
National Grid PLC 5.602%, 06/12/2028	35,000	36,059
NextEra Energy Capital Holdings, Inc.
1.875%, 01/15/2027	125,000	114,957
2.250%, 06/01/2030	145,000	124,037
4.625%, 07/15/2027	210,000	209,620
5.000%, 02/28/2030 to 07/15/2032	175,000	176,118
NiSource, Inc.
3.490%, 05/15/2027	155,000	149,226
3.600%, 05/01/2030	55,000	51,174
5.250%, 03/30/2028	80,000	81,569
5.400%, 06/30/2033	165,000	170,128
NRG Energy, Inc. 2.450%, 12/02/2027 (C)	140,000	126,222

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Oglethorpe Power Corp. 4.500%, 04/01/2047	$80,000	$67,769
Oncor Electric Delivery Company LLC 5.650%, 11/15/2033 (C)	115,000	122,512
Pacific Gas & Electric Company
2.500%, 02/01/2031	430,000	354,703
3.500%, 08/01/2050	55,000	37,971
4.400%, 03/01/2032	40,000	36,999
4.550%, 07/01/2030	270,000	257,142
5.250%, 03/01/2052	62,000	55,088
5.900%, 06/15/2032	100,000	101,680
6.100%, 01/15/2029	370,000	382,875
6.150%, 01/15/2033	175,000	181,382
6.400%, 06/15/2033	160,000	168,355
PPL Capital Funding, Inc. 4.125%, 04/15/2030	40,000	38,077
Public Service Enterprise Group, Inc. 6.125%, 10/15/2033	55,000	59,111
Puget Energy, Inc.
2.379%, 06/15/2028	130,000	116,197
3.650%, 05/15/2025	180,000	175,367
4.100%, 06/15/2030	67,000	61,387
4.224%, 03/15/2032	8,000	7,237
Sempra
3.400%, 02/01/2028	45,000	42,885
5.400%, 08/01/2026	125,000	126,637
Southern California Edison Company
2.850%, 08/01/2029	135,000	123,025
5.300%, 03/01/2028	65,000	66,712
5.850%, 11/01/2027	20,000	20,884
Southern California Gas Company 5.200%, 06/01/2033	110,000	113,109
Southern Company Gas Capital Corp. 5.750%, 09/15/2033	35,000	36,750
Southwest Gas Corp. 2.200%, 06/15/2030	90,000	76,595
Southwestern Electric Power Company 5.300%, 04/01/2033	150,000	150,003
The Brooklyn Union Gas Company 6.388%, 09/15/2033 (C)	170,000	177,467
The Southern Company 5.200%, 06/15/2033	205,000	209,112
Virginia Electric & Power Company
2.450%, 12/15/2050	43,000	26,384
5.000%, 04/01/2033	130,000	131,478
Xcel Energy, Inc. 4.600%, 06/01/2032	85,000	82,864
		10,136,048
TOTAL CORPORATE BONDS (Cost $63,897,196)		$63,280,779
MUNICIPAL BONDS – 1.7%
Chicago Board of Education (Illinois), GO 6.138%, 12/01/2039	155,000	146,653
Chicago Board of Education (Illinois), GO 6.319%, 11/01/2029	180,000	180,222
Chicago Transit Authority (Illinois) 3.912%, 12/01/2040	90,000	77,898
County of Riverside (California) 3.070%, 02/15/2028	600,000	565,659
Metropolitan Transportation Authority (New York) 4.750%, 11/15/2045	255,000	262,605
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
Metropolitan Transportation Authority (New York) 5.175%, 11/15/2049	$545,000	$531,355
Municipal Electric Authority of Georgia 6.637%, 04/01/2057	89,000	101,557
New York Transportation Development Corp. 4.248%, 09/01/2035	565,000	550,637
Philadelphia Authority for Industrial Development (Pennsylvania) 6.550%, 10/15/2028	675,000	719,150
State Board of Administration Finance Corp. (Florida) 1.258%, 07/01/2025	510,000	483,903
TOTAL MUNICIPAL BONDS (Cost $3,872,535)		$3,619,639
COLLATERALIZED MORTGAGE OBLIGATIONS – 12.8%
Commercial and residential – 9.4%
Alternative Loan Trust
Series 2005-27, Class 2A1 (12 month Treasury Average Index + 1.350%), 6.362%, 08/25/2035 (F)	101,547	80,939
Series 2005-56, Class 5A1 (1 month CME Term SOFR + 0.754%), 6.110%, 11/25/2035 (F)	48,880	38,779
Series 2005-72, Class A1 (1 month CME Term SOFR + 0.654%), 6.010%, 01/25/2036 (F)	13,268	11,704
Series 2005-7CB, Class 2A8 (1 month CME Term SOFR + 0.564%), 5.500%, 03/01/2038 (F)	86,249	63,476
Series 2006-9T1, Class A1, 5.750%, 05/25/2036	63,782	25,057
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11 (12 month Treasury Average Index + 0.940%), 5.952%, 10/25/2046 (F)	30,551	20,646
Series 2007-2, Class A1 (1 month CME Term SOFR + 0.239%), 5.595%, 03/25/2047 (F)	11,199	9,827
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1, 0.990%, 04/25/2053 (C)(G)	99,533	90,896
Series 2021-2, Class A1, 0.985%, 04/25/2066 (C)(G)	129,499	109,288
Series 2021-4, Class A2, 1.241%, 01/20/2065 (C)(G)	125,016	100,511
Series 2021-5, Class A1, 0.951%, 07/25/2066 (C)(G)	308,746	259,631
Series 2021-6, Class A1, 1.458%, 09/25/2066 (C)(G)	460,499	370,297
Series 2021-8, Class A1, 1.820%, 11/25/2066 (C)(G)	220,331	186,389
Arroyo Mortgage Trust Series 2019-2, Class A1 3.347%, 04/25/2049 (C)(G)	154,806	145,638
BANK
Series 2017-BNK8, Class XA IO, 0.710%, 11/15/2050	3,670,211	80,925
Series 2019-BN18, Class XA IO, 0.886%, 05/15/2062	1,398,128	52,055
Series 2019-BN20, Class XA IO, 0.811%, 09/15/2062	2,203,163	80,206
Series 2019-BN22, Class XA IO, 0.591%, 11/15/2062	2,418,238	67,980
Series 2019-BN23, Class XA IO, 0.686%, 12/15/2052	1,906,930	61,860

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BANK (continued)
Series 2019-BN24, Class XA IO, 0.635%, 11/15/2062	$1,172,653	$36,376
Series 2020-BN28, Class XA IO, 1.760%, 03/15/2063	2,532,183	225,226
Series 2021-BN31, Class A4, 2.036%, 02/15/2054	285,000	233,671
Series 2023-BNK45, Class XA IO, 0.995%, 02/15/2056	996,589	63,581
BBCMS Mortgage Trust
Series 2017-C1, Class XA IO, 1.455%, 02/15/2050	2,848,504	102,079
Series 2022-C15, Class A5, 3.662%, 04/15/2055 (G)	110,000	99,557
Series 2022-C16, Class A5, 4.600%, 06/15/2055 (G)	120,000	116,636
Series 2022-C18, Class A4, 5.439%, 12/15/2055 (G)	150,000	154,640
Series 2022-C18, Class A5, 5.710%, 12/15/2055 (G)	50,000	52,514
BCAP LLC Trust Series 2006-AA2, Class A1 (1 month CME Term SOFR + 0.454%) 5.810%, 01/25/2037 (F)	74,297	68,693
Bear Stearns ALT-A Trust Series 2005-10, Class 11A1 (1 month CME Term SOFR + 0.614%) 5.970%, 01/25/2036 (F)	66,699	60,990
Bear Stearns Mortgage Funding Trust Series 2006-AR3, Class 1A1 (1 month CME Term SOFR + 0.474%) 5.830%, 10/25/2036 (F)	6,308	5,256
Benchmark Mortgage Trust
Series 2018-B1, Class XA IO, 0.519%, 01/15/2051	924,502	15,260
Series 2018-B4, Class XA IO, 0.456%, 07/15/2051	2,120,293	31,508
Series 2018-B8, Class XA IO, 0.619%, 01/15/2052	4,432,146	103,948
Series 2019-B10, Class XA IO, 1.194%, 03/15/2062	3,004,628	149,360
Series 2019-B12, Class XA IO, 1.024%, 08/15/2052	1,049,337	36,421
Series 2020-B18, Class XA IO, 1.780%, 07/15/2053	681,535	44,332
Series 2020-B22, Class XA IO, 1.512%, 01/15/2054	1,158,515	91,922
BINOM Securitization Trust Series 2021-INV1, Class A1 2.034%, 06/25/2056 (C)(G)	148,519	127,418
BPR Trust Series 2022-STAR, Class A (1 month CME Term SOFR + 3.232%) 8.594%, 08/15/2024 (C)(F)	275,000	273,792
BRAVO Residential Funding Trust
Series 2021-NQM1, Class A1, 0.941%, 02/25/2049 (C)(G)	82,310	72,595
Series 2021-NQM2, Class A1, 0.970%, 03/25/2060 (C)(G)	67,604	62,831
BX Trust Series 2022-PSB, Class A (1 month CME Term SOFR + 2.451%) 7.813%, 08/15/2039 (C)(F)	248,015	248,671
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F (1 month CME Term SOFR + 2.597%) 8.209%, 12/15/2037 (C)(F)	$355,000	$340,522
Chase Mortgage Finance Trust Series 2005-S3, Class A10 5.500%, 11/25/2035	85,148	61,678
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3 (1 month CME Term SOFR + 0.794%), 6.150%, 03/25/2035 (F)	22,129	19,946
Series 2007-HY4, Class 1A1, 4.430%, 09/25/2047 (G)	52,940	46,290
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class XA IO, 0.891%, 07/10/2047	1,611,963	3,683
Series 2015-GC29, Class XA IO, 1.012%, 04/10/2048	1,540,292	14,273
Series 2016-C3, Class C, 4.062%, 11/15/2049 (G)	288,000	217,942
COLT Mortgage Loan Trust Series 2021-3, Class A1 0.956%, 09/27/2066 (C)(G)	627,108	497,690
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR16, Class A4, 4.051%, 04/10/2047	480,000	476,215
Series 2014-CR17, Class A5, 3.977%, 05/10/2047	390,000	386,752
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2013-300P, Class A1, 4.353%, 08/10/2030 (C)	260,000	241,475
Series 2015-3BP, Class A, 3.178%, 02/10/2035 (C)	580,000	550,896
Series 2022-HC, Class A, 2.819%, 01/10/2039 (C)	100,000	87,643
Series 2022-HC, Class D, 3.896%, 01/10/2039 (C)(G)	100,000	78,105
Credit Suisse Mortgage Capital Certificates
Series 2017-FHA1, Class A1, 3.250%, 04/25/2047 (C)(G)	146,440	131,788
Series 2021-NQM2, Class A1, 1.179%, 02/25/2066 (C)(G)	265,065	225,553
Series 2021-NQM8, Class A1, 1.841%, 10/25/2066 (C)(G)	231,773	194,903
Series 2021-RPL4, Class A1, 1.796%, 12/27/2060 (C)(G)	135,614	131,809
Series 2022-NQM1, Class A1, 2.265%, 11/25/2066 (C)(G)	571,706	488,252
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.505%, 04/15/2050	15,000	14,562
Series 2015-C2, Class XA IO, 0.709%, 06/15/2057	4,500,897	25,673
Series 2016-C6, Class XA IO, 1.857%, 01/15/2049	1,021,329	31,677
DBJPM Mortgage Trust Series 2020-C9, Class XA IO 1.705%, 09/15/2053	526,285	29,691

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Deephaven Residential Mortgage Trust Series 2021-2, Class A1 0.899%, 04/25/2066 (C)(G)	$86,356	$73,734
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1 (1 month CME Term SOFR + 0.414%) 5.770%, 03/25/2037 (F)	34,932	31,062
Ellington Financial Mortgage Trust
Series 2021-2, Class A1, 0.931%, 06/25/2066 (C)(G)	88,411	70,435
Series 2022-1, Class A1, 2.206%, 01/25/2067 (C)(G)	261,490	219,421
GCAT Trust
Series 2021-NQM2, Class A1, 1.036%, 05/25/2066 (C)(G)	181,380	148,464
Series 2021-NQM3, Class A1, 1.091%, 05/25/2066 (C)(G)	234,213	192,466
Series 2021-NQM7, Class A1, 1.915%, 08/25/2066 (C)(G)	165,732	144,283
GMACM Mortgage Loan Trust Series 2006-AR1, Class 1A1 3.357%, 04/19/2036 (G)	93,684	72,173
GS Mortgage Securities Trust Series 2014-GC20, Class A5 3.998%, 04/10/2047	229,670	228,945
GSR Mortgage Loan Trust
Series 2006-AR1, Class 2A1, 4.630%, 01/25/2036 (G)	2,635	2,407
Series 2007-1F, Class 4A1 (1 month CME Term SOFR + 0.414%), 5.770%, 01/25/2037 (F)	74,689	17,851
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A (1 month CME Term SOFR + 0.774%), 5.800%, 09/19/2035 (F)	19,426	12,813
Series 2006-12, Class 2A13 (1 month CME Term SOFR + 0.594%), 5.950%, 12/19/2036 (F)	113,999	106,494
Series 2006-12, Class 2A2A (1 month CME Term SOFR + 0.494%), 5.850%, 01/19/2038 (F)	41,072	35,788
Series 2007-7, Class 2A1B (1 month CME Term SOFR + 2.114%), 6.470%, 10/25/2037 (F)	43,218	35,594
Imperial Fund Mortgage Trust
Series 2021-NQM2, Class A1, 1.073%, 09/25/2056 (C)(G)	180,132	143,397
Series 2022-NQM2, Class A1 (3.638% to 3-25-26, then 4.638% thereafter), 3.638%, 03/25/2067 (C)	559,952	514,214
IndyMac INDA Mortgage Loan Trust Series 2006-AR3, Class 1A1 4.259%, 12/25/2036 (G)	30,436	23,955
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class A4 3.997%, 04/15/2047	89,179	88,739
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class AFX 2.812%, 01/16/2037 (C)	160,000	134,150
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Mortgage Trust Series 2006-A3, Class 3A2 4.009%, 05/25/2036 (G)	$6,069	$4,922
Legacy Mortgage Asset Trust
Series 2019-GS7, Class A1, 7.250%, 11/25/2059 (C)	345,615	345,517
Series 2021-GS2, Class A1 (1.750% to 4-25-24, then 4.750% to 4-25-25, then 5.750% thereafter), 1.750%, 04/25/2061 (C)	134,899	130,232
Series 2021-GS3, Class A1 (1.750% to 5-25-24, then 4.750% to 5-25-25, then 5.750% thereafter), 1.750%, 07/25/2061 (C)	176,895	170,121
Series 2021-GS4, Class A1 (1.650% to 8-25-24, then 4.650% to 8-25-25, then 5.650% thereafter), 1.650%, 11/25/2060 (C)	90,130	85,719
Lehman XS Trust Series 2006-16N, Class A4A (1 month CME Term SOFR + 0.494%) 5.850%, 11/25/2046 (F)	98,380	84,269
LSTAR Securities Investment Trust Series 2021-1, Class A (1 month CME Term SOFR + 2.914%) 8.257%, 02/01/2026 (C)(F)	225,689	226,165
Luminent Mortgage Trust Series 2006-4, Class A1A (1 month CME Term SOFR + 0.494%) 5.850%, 05/25/2046 (F)	89,755	73,517
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 3A7 5.386%, 11/21/2034 (G)	10,731	10,042
MFA Trust
Series 2020-NQM3, Class A1, 1.014%, 01/26/2065 (C)(G)	23,399	20,954
Series 2021-NQM1, Class A1, 1.153%, 04/25/2065 (C)(G)	96,165	87,300
Series 2021-NQM2, Class A1, 1.029%, 11/25/2064 (C)(G)	133,369	112,541
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class XA IO 0.951%, 12/15/2047	906,065	3,271
Morgan Stanley Capital I Trust
Series 2014-150E, Class A, 3.912%, 09/09/2032 (C)	610,000	501,077
Series 2017-H1, Class XA IO, 1.321%, 06/15/2050	666,015	18,515
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.750%, 11/26/2035 (C)(G)	141,496	133,651
Series 2016-4A, Class A1, 3.750%, 11/25/2056 (C)(G)	163,830	153,871
Series 2017-4A, Class A1, 4.000%, 05/25/2057 (C)(G)	142,736	134,707
Series 2017-5A, Class A1 (1 month CME Term SOFR + 1.614%), 6.970%, 06/25/2057 (C)(F)	128,671	127,762
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (C)(G)	105,624	100,363

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
New Residential Mortgage Loan Trust (continued)
Series 2018-4A, Class A1S (1 month CME Term SOFR + 0.864%), 6.220%, 01/25/2048 (C)(F)	$170,359	$164,093
Series 2019-5A, Class A1B, 3.500%, 08/25/2059 (C)(G)	149,215	139,515
Series 2019-NQM4, Class A1, 2.492%, 09/25/2059 (C)(G)	39,000	35,870
Series 2021-NQ2R, Class A1, 0.941%, 10/25/2058 (C)(G)	77,101	70,128
NJ Trust Series 2023-GSP, Class A 6.697%, 01/06/2029 (C)(G)	225,000	234,574
NMLT Trust Series 2021-INV1, Class A1 1.185%, 05/25/2056 (C)(G)	381,997	312,636
OBX Trust
Series 2021-NQM1, Class A1, 1.072%, 02/25/2066 (C)(G)	248,771	205,123
Series 2021-NQM3, Class A1, 1.054%, 07/25/2061 (C)(G)	235,405	179,883
Series 2022-NQM1, Class A1, 2.305%, 11/25/2061 (C)(G)	461,912	396,018
PRPM LLC
Series 2020-6, Class A1 (5.363% to 11-25-24, then 6.363% thereafter), 5.363%, 11/25/2025 (C)	61,218	61,266
Series 2021-3, Class A1 (1.867% to 4-25-24, then 4.867% to 4-25-25, then 5.867% thereafter), 1.867%, 04/25/2026 (C)	144,706	141,069
Series 2021-4, Class A1 (1.867% to 4-25-24, then 4.867% to 4-25-25, then 5.867% thereafter), 1.867%, 04/25/2026 (C)	238,696	233,143
Series 2021-9, Class A1 (2.363% to 10-25-24, then 5.363% to 10-25-25, then 6.363% thereafter), 2.363%, 10/25/2026 (C)	417,701	404,720
RALI Series Trust Series 2007-QH7, Class 1A1 (1 month CME Term SOFR + 0.614%) 5.970%, 08/25/2037 (F)	33,792	30,577
Seasoned Credit Risk Transfer Trust Series 2019-3, Class MV 3.500%, 10/25/2058	112,467	102,795
SG Commercial Mortgage Securities Trust Series 2020-COVE, Class A 2.632%, 03/15/2037 (C)	645,000	578,546
SG Residential Mortgage Trust Series 2021-1, Class A1 1.160%, 07/25/2061 (C)(G)	334,088	262,866
Starwood Mortgage Residential Trust
Series 2021-1, Class A1, 1.219%, 05/25/2065 (C)(G)	184,425	163,026
Series 2021-2, Class A1, 0.943%, 05/25/2065 (C)(G)	64,322	58,027
Series 2021-6, Class A1, 1.920%, 11/25/2066 (C)(G)	358,224	294,414
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Toorak Mortgage Corp., Ltd. Series 2021-1, Class A1 3.240%, 06/25/2024 (C)	$182,174	$178,433
Towd Point Mortgage Trust Series 2021-R1, Class A1 2.918%, 11/30/2060 (C)(G)	586,181	504,236
TYSN Mortgage Trust Series 2023-CRNR, Class A 6.799%, 12/10/2033 (C)(G)	410,000	426,730
Verus Securitization Trust
Series 2021-2, Class A1, 1.031%, 02/25/2066 (C)(G)	104,488	90,174
Series 2021-8, Class A1, 1.824%, 11/25/2066 (C)(G)	249,441	215,661
Series 2021-R2, Class A1, 0.918%, 02/25/2064 (C)(G)	116,792	102,771
Series 2022-1, Class A1 (2.724% to 1-25-26, then 3.724% thereafter), 2.724%, 01/25/2067 (C)	350,579	313,864
Series 2022-3, Class A1 (4.130% to 3-1-26, then 5.130% thereafter), 4.130%, 02/25/2067 (C)	81,537	75,878
WaMu Mortgage Pass-Through Certificates Series 2007-HY6, Class 1A1 3.814%, 06/25/2037 (G)	11,050	9,409
Washington Mutual Mortgage Pass-Through Certificates Series 2006-5, Class 1A1 (1 month CME Term SOFR + 0.714%) 6.000%, 07/25/2036 (F)	17,039	11,281
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5, 3.817%, 08/15/2050	310,000	305,748
Series 2015-NXS1, Class D, 4.140%, 05/15/2048 (G)	40,000	34,295
Series 2015-NXS1, Class XA IO, 1.057%, 05/15/2048	1,366,265	10,341
Series 2015-NXS3, Class XA IO, 0.871%, 09/15/2057	2,479,146	29,316
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class A5 4.101%, 03/15/2047	236,613	235,597
		20,063,323
U.S. Government Agency – 3.4%
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1B (30 day Average SOFR + 2.900%), 8.237%, 04/25/2042 (C)(F)	168,000	172,499
Series 2022-DNA4, Class M1B (30 day Average SOFR + 3.350%), 8.687%, 05/25/2042 (C)(F)	235,000	244,362
Series 2022-DNA5, Class M1B (30 day Average SOFR + 4.500%), 9.837%, 06/25/2042 (C)(F)	285,000	306,868
Series 2022-DNA6, Class M1B (30 day Average SOFR + 3.700%), 9.037%, 09/25/2042 (C)(F)	200,000	210,385
Series 2022-HQA1, Class M1B (30 day Average SOFR + 3.500%), 8.837%, 03/25/2042 (C)(F)	55,000	56,948

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 2022-HQA2, Class M1B (30 day Average SOFR + 4.000%), 9.337%, 07/25/2042 (C)(F)	$180,000	$188,693
Series 2022-HQA3, Class M1B (30 day Average SOFR + 3.550%), 8.887%, 08/25/2042 (C)(F)	70,000	72,372
Series 2023-DNA2, Class M1B (30 day Average SOFR + 3.250%), 8.587%, 04/25/2043 (C)(F)	150,000	156,125
Series 2023-HQA1, Class M1B (30 day Average SOFR + 3.500%), 8.837%, 05/25/2043 (C)(F)	445,000	470,273
Series 2023-HQA2, Class M1B (30 day Average SOFR + 3.350%), 8.687%, 06/25/2043 (C)(F)	510,000	538,252
Series 3883, Class PB, 3.000%, 05/15/2041	51,027	48,261
Series 5055, Class DG, 1.500%, 12/25/2050	405,149	323,353
Series 5170, Class DP, 2.000%, 07/25/2050	406,451	346,783
Series K064, Class X1 IO, 0.596%, 03/25/2027	2,103,395	33,777
Series K068, Class A2, 3.244%, 08/25/2027	545,000	523,999
Series K104, Class X1 IO, 1.124%, 01/25/2030	1,297,284	69,164
Series K111, Class X1 IO, 1.570%, 05/25/2030	548,123	42,728
Series K114, Class X1 IO, 1.115%, 06/25/2030	1,594,728	91,969
Series K121, Class X1 IO, 1.022%, 10/25/2030	843,394	44,988
Series K122, Class X1 IO, 0.879%, 11/25/2030	476,085	22,476
Series K124, Class X1 IO, 0.719%, 12/25/2030	1,903,299	75,743
Federal National Mortgage Association
Series 2012-120, Class ZB, 3.500%, 11/25/2042	443,211	410,308
Series 2012-18, Class GA, 2.000%, 12/25/2041	53,215	48,070
Series 2012-21, Class PQ, 2.000%, 09/25/2041	30,366	27,707
Series 2012-52, Class PA, 3.500%, 05/25/2042	48,455	46,399
Series 2015-48, Class QB, 3.000%, 02/25/2043	61,409	58,559
Series 2016-11, Class GA, 2.500%, 03/25/2046	78,086	71,740
Series 2016-38, Class NA, 3.000%, 01/25/2046	40,568	37,144
Series 2016-C07, Class 2M2 (30 day Average SOFR + 4.464%), 9.802%, 05/25/2029 (F)	148,775	156,927
Series 2017-16, Class PB, 3.000%, 03/25/2047	270,000	230,212
Series 2017-26, Class CG, 3.500%, 07/25/2044	43,698	42,687
Series 2017-34, Class JK, 3.000%, 05/25/2047	29,625	28,139
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2017-35, Class AH, 3.500%, 04/25/2053	$53,701	$52,320
Series 2017-49, Class JA, 4.000%, 07/25/2053	54,950	53,749
Series 2017-84, Class KA, 3.500%, 04/25/2053	62,066	59,954
Series 2017-C01, Class 1M2 (30 day Average SOFR + 3.664%), 9.002%, 07/25/2029 (F)	85,484	88,498
Series 2018-23, Class LA, 3.500%, 04/25/2048	112,277	106,170
Series 2018-70, Class HA, 3.500%, 10/25/2056	77,912	74,916
Series 2019-12, Class HA, 3.500%, 11/25/2057	131,552	124,480
Series 2019-14, Class CA, 3.500%, 04/25/2049	139,714	132,548
Series 2019-45, Class PT, 3.000%, 08/25/2049	122,422	110,775
Series 2019-7, Class JA, 3.500%, 03/25/2049	114,412	108,452
Series 2019-HRP1, Class M2 (30 day Average SOFR + 2.264%), 7.602%, 11/25/2039 (C)(F)	48,054	48,470
Series 2022-90, Class AY, 4.500%, 12/25/2041	640,000	620,041
Series 2022-R08, Class 1M1 (30 day Average SOFR + 2.550%), 7.887%, 07/25/2042 (C)(F)	71,544	73,374
Series 2023-R05, Class 1M2 (30 day Average SOFR + 3.100%), 8.437%, 06/25/2043 (C)(F)	144,000	150,374
Series 2023-R06, Class 1M2 (30 day Average SOFR + 2.700%), 8.037%, 07/25/2043 (C)(F)	150,000	152,850
Series 415, Class A3, 3.000%, 11/25/2042	99,319	92,077
Government National Mortgage Association
Series 2006-38, Class XS IO, 1.777%, 09/16/2035	12,514	180
Series 2013-37, Class LG, 2.000%, 01/20/2042	51,768	48,945
		7,296,083
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,284,219)		$27,359,406
ASSET BACKED SECURITIES – 10.9%
AASET Trust Series 2020-1A, Class A 3.351%, 01/16/2040 (C)	106,731	94,234
ABFC Trust Series 2006-HE1, Class A2D (1 month CME Term SOFR + 0.334%) 5.690%, 01/25/2037 (F)	90,130	51,205
Affirm Asset Securitization Trust Series 2023-A, Class 1A 6.610%, 01/18/2028 (C)	185,000	186,064
Aligned Data Centers Issuer LLC Series 2023-1A, Class A2 6.000%, 08/17/2048 (C)	360,000	356,368

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust
Series 2022-3, Class B 4.550%, 10/13/2026 (C)	$14,602	$14,585
Series 2023-3, Class B 6.090%, 11/12/2027 (C)	155,000	155,897
AmeriCredit Automobile Receivables Trust Series 2019-3, Class D 2.580%, 09/18/2025	295,000	292,349
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.300%, 06/21/2028 (C)	87,783	87,533
ARI Fleet Lease Trust Series 2023-A, Class A2 5.410%, 02/17/2032 (C)	356,995	356,313
Avant Loans Funding Trust Series 2021-REV1, Class A 1.210%, 07/15/2030 (C)	68,357	67,870
Avis Budget Rental Car Funding Aesop LLC Series 2023-7A, Class A 5.900%, 08/21/2028 (C)	175,000	178,548
Benefit Street Partners CLO XXXI, Ltd. Series 2023-31A, Class B1 (3 month CME Term SOFR + 2.350%) 7.728%, 04/25/2036 (C)(F)	270,000	270,493
BlueMountain CLO XXIV, Ltd. Series 2019-24A, Class AR (3 month CME Term SOFR + 1.362%) 6.777%, 04/20/2034 (C)(F)	415,000	413,043
Carvana Auto Receivables Trust Series 2022-P2, Class A3 4.130%, 04/12/2027	464,877	457,621
CCG Receivables Trust Series 2023-1, Class A2 5.820%, 09/16/2030 (C)	158,690	159,678
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 1.690%, 07/15/2060 (C)	104,128	96,232
Series 2020-1, Class A2 1.990%, 07/15/2060 (C)	126,925	108,153
Series 2022-1A, Class A1 5.970%, 08/15/2062 (C)	100,644	98,979
Chesapeake Funding II LLC Series 2023-1A, Class A1 5.650%, 05/15/2035 (C)	270,991	271,704
CIFC Funding, Ltd. Series 2017-2A, Class AR (3 month CME Term SOFR + 1.212%) 6.627%, 04/20/2030 (C)(F)	806,741	806,098
CNH Equipment Trust Series 2023-A, Class A4 4.770%, 10/15/2030	85,000	84,431
CPS Auto Receivables Trust Series 2023-B, Class A 5.910%, 08/16/2027 (C)	336,117	336,320
DLLAA LLC Series 2023-1A, Class A3 5.640%, 02/22/2028 (C)	135,000	137,130
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I 4.116%, 07/25/2048 (C)	351,500	341,496
Series 2019-1A, Class A2 3.668%, 10/25/2049 (C)	168,438	153,672
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Domino's Pizza Master Issuer LLC (continued)
Series 2021-1A, Class A2I 2.662%, 04/25/2051 (C)	$263,250	$232,711
DT Auto Owner Trust
Series 2023-1A, Class B 5.190%, 10/16/2028 (C)	120,000	118,955
Series 2023-2A, Class B 5.410%, 02/15/2029 (C)	135,000	134,313
Elmwood CLO, Ltd.
Series 2022-6A, Class BR (3 month CME Term SOFR + 2.400%) 7.797%, 10/17/2036 (C)(F)	365,000	365,906
Series 2023-2A, Class B (3 month CME Term SOFR + 2.250%) 7.644%, 04/16/2036 (C)(F)	250,000	249,676
Enterprise Fleet Financing LLC Series 2023-1, Class A3 5.420%, 10/22/2029 (C)	185,000	186,764
Exeter Automobile Receivables Trust
Series 2019-4A, Class D 2.580%, 09/15/2025 (C)	153,169	151,622
Series 2020-1A, Class D 2.730%, 12/15/2025 (C)	66,470	65,592
Series 2022-1A, Class B 2.180%, 06/15/2026	56,823	56,639
Series 2022-4A, Class B 4.570%, 01/15/2027	175,000	174,086
Series 2022-6A, Class B 6.030%, 08/16/2027	75,000	75,129
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A5 (1 month CME Term SOFR + 0.424%) 5.780%, 09/25/2036 (F)	172,286	159,472
FirstKey Homes Trust
Series 2022-SFR1, Class A 4.145%, 05/19/2039 (C)	139,067	133,479
Series 2022-SFR2, Class A 4.250%, 07/17/2039 (C)	571,766	548,732
Flagship Credit Auto Trust
Series 2022-3, Class B 4.690%, 07/17/2028 (C)	239,000	234,141
Series 2023-1, Class B 5.050%, 01/18/2028 (C)	66,000	65,318
Galaxy XXIII CLO, Ltd. Series 2017-23A, Class AR (3 month CME Term SOFR + 1.132%) 6.530%, 04/24/2029 (C)(F)	401,832	401,395
GLS Auto Receivables Issuer Trust Series 2022-3A, Class B 4.920%, 01/15/2027 (C)	45,000	44,639
Golub Capital Partners CLO 68B, Ltd. Series 2023-68A, Class B (3 month CME Term SOFR + 2.800%) 8.197%, 07/25/2036 (C)(F)	250,000	251,067
GSAA Home Equity Trust
Series 2006-10, Class AF3 5.985%, 06/25/2036 (G)	135,066	35,143
Series 2006-15, Class AF6 6.376%, 09/25/2036	339,105	87,640
Series 2006-20, Class 2A1A (1 month CME Term SOFR + 0.214%) 5.570%, 12/25/2046 (F)	179,429	85,479
GSAA Trust Series 2005-7, Class AF4 5.558%, 05/25/2035	146,009	138,779

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GSAMP Trust Series 2007-FM2, Class A2B (1 month CME Term SOFR + 0.204%) 5.560%, 01/25/2037 (F)	$176,623	$100,409
Hertz Vehicle Financing III LLC Series 2023-3A, Class A 5.940%, 02/25/2028 (C)	475,000	483,705
Invesco US CLO, Ltd. Series 2023-2A, Class B (3 month CME Term SOFR + 2.300%) 7.712%, 04/21/2036 (C)(F)	250,000	250,076
Marlette Funding Trust Series 2021-2A, Class B 1.060%, 09/15/2031 (C)	817	815
MF1, Ltd. Series 2022-FL8, Class AS (1 month CME Term SOFR + 1.750%) 7.106%, 02/19/2037 (C)(F)	335,000	329,282
MFA LLC Series 2021-NPL1, Class A1 (2.363% to 3-25-24, then 5.363% to 3-25-25, then 6.363% thereafter) 2.363%, 03/25/2060 (C)	220,665	217,579
Navient Private Education Refi Loan Trust
Series 2021-EA, Class A 0.970%, 12/16/2069 (C)	151,687	130,721
Series 2021-FA, Class A 1.110%, 02/18/2070 (C)	217,125	184,897
Series 2023-A, Class A 5.510%, 10/15/2071 (C)	277,717	277,518
New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class A1 1.910%, 10/20/2061 (C)	310,000	271,278
NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A 3.844%, 12/25/2025 (C)	36,672	34,953
Octagon, Ltd. Series 2023-2A, Class B (3 month CME Term SOFR + 2.350%) 7.766%, 04/20/2036 (C)(F)	270,000	268,001
Pretium Mortgage Credit Partners LLC
Series 2021-NPL3, Class A1 (1.868% to 7-25-24, then 4.868% to 7-25-25, then 5.868% thereafter) 1.868%, 07/25/2051 (C)	187,686	180,815
Series 2021-NPL6, Class A1 (2.487% to 11-25-24, then 5.487% to 11-25-25, then 6.487% thereafter) 2.487%, 07/25/2051 (C)	127,020	125,257
Series 2022-NPL1, Class A1 (2.981% to 12-25-24, then 5.981% to 12-25-25, then 6.981% thereafter) 2.981%, 01/25/2052 (C)	400,830	397,144
Progress Residential Trust
Series 2021-SFR8, Class A 1.510%, 10/17/2038 (C)	392,042	351,697
Series 2022-SFR3, Class A 3.200%, 04/17/2039 (C)	133,510	124,750
Series 2022-SFR5, Class A 4.451%, 06/17/2039 (C)	103,608	100,270
Series 2022-SFR6, Class A 4.451%, 07/20/2039 (C)	624,093	601,586
Series 2022-SFR7, Class A 4.750%, 10/27/2039 (C)	163,848	159,624
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Retained Vantage Data Centers Issuer LLC Series 2023-1A, Class A2A 5.000%, 09/15/2048 (C)	$530,000	$495,557
RR 23, Ltd. Series 2022-23A, Class A2R (3 month CME Term SOFR + 2.650%) 7.999%, 10/15/2035 (C)(F)	520,000	524,946
Santander Drive Auto Receivables Trust
Series 2022-4, Class B 4.420%, 11/15/2027	350,000	345,744
Series 2022-5, Class B 4.430%, 03/15/2027	110,000	108,696
Series 2022-6, Class B 4.720%, 06/15/2027	80,000	79,263
Series 2022-7, Class B 5.950%, 01/17/2028	305,000	306,437
Series 2023-1, Class B 4.980%, 02/15/2028	140,000	138,961
Series 2023-3, Class B 5.610%, 07/17/2028	235,000	236,096
Securitized Asset Backed Receivables LLC Trust Series 2006-HE1, Class A2B (1 month CME Term SOFR + 0.294%) 5.650%, 07/25/2036 (F)	117,375	39,697
SFS Auto Receivables Securitization Trust Series 2023-1A, Class B 5.710%, 01/22/2030 (C)	115,000	115,827
Sound Point CLO XXIX, Ltd. Series 2021-1A, Class A (3 month CME Term SOFR + 1.332%) 6.710%, 04/25/2034 (C)(F)	655,000	649,453
Soundview Home Loan Trust Series 2007-OPT2, Class 2A3 (1 month CME Term SOFR + 0.294%) 5.650%, 07/25/2037 (F)	22,133	18,993
Stack Infrastructure Issuer LLC Series 2023-2A, Class A2 5.900%, 07/25/2048 (C)	335,000	329,625
Summit Issuer LLC Series 2020-1A, Class A2 2.290%, 12/20/2050 (C)	155,000	143,395
Taco Bell Funding LLC Series 2021-1A, Class A2II 2.294%, 08/25/2051 (C)	878,355	753,721
Texas Debt Capital CLO, Ltd. Series 2023-1A, Class B (3 month CME Term SOFR + 2.300%) 7.716%, 04/20/2036 (C)(F)	300,000	300,734
Texas Natural Gas Securitization Finance Corp. Series 2023-1, Class A1 5.102%, 04/01/2035	280,000	285,359
THL Credit Wind River CLO, Ltd. Series 2020-1A, Class A (3 month CME Term SOFR + 1.692%) 7.107%, 10/20/2033 (C)(F)	520,000	520,159
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.480%, 08/17/2026 (C)	65,842	65,794
Tricon Residential Trust Series 2022-SFR2, Class A 4.849%, 07/17/2040 (C)	373,915	366,141

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
VCAT LLC
Series 2021-NPL2, Class A1 (2.115% to 3-25-24, then 5.115% to 3-25-25, then 6.115% thereafter) 2.115%, 03/27/2051 (C)	$54,444	$53,926
Series 2021-NPL3, Class A1 (1.743% to 5-25-24, then 4.473% to 5-25-25, then 5.743% thereafter) 1.743%, 05/25/2051 (C)	182,471	176,067
Venture 42 CLO, Ltd. Series 2021-42A, Class A1A (3 month CME Term SOFR + 1.392%) 6.785%, 04/15/2034 (C)(F)	655,000	648,670
Vericrest Opportunity Loan Transferee
Series 2021-CF1, Class A1 (1.992% to 8-25-24, then 4.992% to 8-25-25, then 5.992% thereafter) 1.992%, 08/25/2051 (C)	229,622	219,525
Series 2021-NP11, Class A1 (1.868% to 7-25-24, then 4.868% to 7-25-25, then 5.868% thereafter) 1.868%, 08/25/2051 (C)	343,520	324,796
Series 2021-NPL3, Class A1 (2.240% to 1-25-24, then 5.239% to 1-25-25, then 6.239% thereafter) 2.240%, 02/27/2051 (C)	194,840	189,872
Voya CLO, Ltd. Series 2015-1A, Class A1R (3 month CME Term SOFR + 1.162%) 6.557%, 01/18/2029 (C)(F)	182,850	182,799
Wellfleet CLO X, Ltd. Series 2019-XA, Class A1R (3 month CME Term SOFR + 1.432%) 6.847%, 07/20/2032 (C)(F)	519,336	515,128
Wendy's Funding LLC Series 2018-1A, Class A2II 3.884%, 03/15/2048 (C)	220,893	205,189
Westlake Automobile Receivables Trust
Series 2020-3A, Class D 1.650%, 02/17/2026 (C)	215,000	211,577
Series 2022-2A, Class B 4.310%, 09/15/2027 (C)	270,000	266,816
Series 2023-1A, Class B 5.410%, 01/18/2028 (C)	75,000	74,642
Wingstop Funding LLC Series 2020-1A, Class A2 2.841%, 12/05/2050 (C)	197,000	177,158
World Omni Auto Receivables Trust Series 2023-A, Class B 5.030%, 05/15/2029	125,000	124,825
TOTAL ASSET BACKED SECURITIES (Cost $23,908,832)		$23,358,658
SHORT-TERM INVESTMENTS – 3.9%
Short-term funds – 0.1%
John Hancock Collateral Trust, 5.3645% (H)(I)	23,452	234,527
Investment Quality Bond Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 3.8%
Deutsche Bank Tri-Party Repurchase Agreement dated 12-29-23 at 5.330% to be repurchased at $8,204,856 on 1-2-24, collateralized by $8,194,163 Government National Mortgage Association, 6.000% due 10-20-53 (valued at $8,364,001)	$8,200,000	$8,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,434,543)		$8,434,527
Total Investments (Investment Quality Bond Trust) (Cost $290,521,030) – 127.0%		$272,378,322
Other assets and liabilities, net – (27.0%)		(57,937,779)
TOTAL NET ASSETS – 100.0%		$214,440,543
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $61,715,035 or 28.8% of the fund's net assets as of 12-31-23.
(D)	All or a portion of this security is on loan as of 12-31-23.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	The rate shown is the annualized seven-day yield as of 12-31-23.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	34	Long	Mar 2024	$6,927,030	$7,001,078	$74,048
The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	162	Long	Mar 2024	17,183,807	17,621,297	$437,490
10-Year Canada Government Bond Futures	41	Short	Mar 2024	(3,677,843)	(3,842,406)	(164,563)
10-Year U.S. Treasury Note Futures	100	Short	Mar 2024	(10,961,597)	(11,289,063)	(327,466)
Euro-BTP Italian Government Bond Futures	7	Short	Mar 2024	(893,594)	(920,750)	(27,156)
Euro-Buxl Futures	7	Short	Mar 2024	(1,025,273)	(1,095,163)	(69,890)
German Euro BUND Futures	21	Short	Mar 2024	(3,100,469)	(3,181,163)	(80,694)
U.S. Treasury Long Bond Futures	17	Short	Mar 2024	(1,960,663)	(2,123,938)	(163,275)
Ultra 10-Year U.S. Treasury Note Futures	29	Short	Mar 2024	(3,268,638)	(3,422,453)	(153,815)
Ultra U.S. Treasury Bond Futures	81	Short	Mar 2024	(9,774,667)	(10,821,094)	(1,046,427)
						$(1,521,748)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	942,387	BRL	4,715,000	DB	3/20/2024	—	$(21,229)
USD	104,552	EUR	95,000	CITI	3/20/2024	—	(646)
USD	4,276,924	EUR	3,886,000	DB	3/20/2024	—	(26,217)
						—	$(48,092)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	2,185,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2041	$(10,983)	$576,959	$565,976
Centrally cleared	1,320,000	USD	Fixed 1.560%	USD Compounded SOFR	Annual	Annual	Dec 2051	(7,700)	432,171	424,471
Centrally cleared	380,000	USD	Fixed 2.880%	USD Compounded SOFR	Annual	Annual	Mar 2053	4,360	33,668	38,028
Centrally cleared	1,105,000	USD	Fixed 2.970%	USD Compounded SOFR	Annual	Annual	Mar 2053	654	90,820	91,474
Centrally cleared	370,000	USD	Fixed 3.250%	USD Compounded SOFR	Annual	Annual	Jun 2053	(3,987)	12,776	8,789
								$(17,656)	$1,146,394	$1,128,738
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Federative Republic of Brazil	930,000	USD	$930,000	1.000%	Quarterly	Jun 2028	$42,285	$(36,592)	$5,693
Centrally cleared	CDX.EM.40	1,555,000	USD	1,555,000	1.000%	Quarterly	Dec 2028	73,916	(29,181)	44,735
				$2,485,000				$116,201	$(65,773)	$50,428
Derivatives Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
USD	U.S. Dollar
Derivatives Abbreviations
CITI	Citibank, N.A.
DB	Deutsche Bank AG
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate

See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Money Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT – 16.6%
U.S. Treasury Bill
5.365%, 01/09/2024	$64,072,000	$63,996,751
5.375%, 01/25/2024	127,211,400	126,763,407
5.432%, 01/23/2024	31,983,400	31,879,018
U.S. Treasury Note
5.416%, (3 month USBMMY - 0.075%), 04/30/2024 (A)	109,153,800	109,113,360
5.464%, (3 month USBMMY + 0.037%), 07/31/2024 (A)	48,848,500	48,842,872
TOTAL U.S. GOVERNMENT (Cost $380,595,408)		$380,595,408
U.S. GOVERNMENT AGENCY – 59.9%
Federal Agricultural Mortgage Corp.
5.211%, 07/15/2024	15,940,000	15,506,078
5.266%, 06/13/2024	6,520,000	6,520,000
5.356%, 08/01/2024	9,617,000	9,617,000
5.387%, 05/01/2024	12,647,000	12,425,108
5.409%, 05/02/2024	12,742,000	12,515,730
5.434%, 10/28/2024	9,617,000	9,204,503
5.456%, 09/03/2024	6,415,000	6,187,492
5.462%, 06/03/2024	935,000	916,436
5.500%, 07/01/2024	12,820,000	12,477,791
5.631%, (Overnight SOFR + 0.140%), 01/21/2025 (A)	15,984,000	15,981,720
5.642%, (Overnight SOFR + 0.150%), 01/06/2025 (A)	12,739,000	12,737,186
5.678%, (Overnight SOFR + 0.200%), 04/04/2025 (A)	6,527,000	6,527,000
5.678%, (Overnight SOFR + 0.200%), 12/18/2025 (A)	12,727,000	12,727,000
Federal Farm Credit Bank
4.780%, 04/16/2024	13,051,000	12,872,310
4.927%, 11/08/2024	1,058,000	1,029,322
5.059%, 02/08/2024	8,698,000	8,694,865
5.221%, 02/16/2024	7,512,000	7,464,761
5.264%, 09/03/2024	1,804,000	1,765,010
5.321%, 01/12/2024	12,647,000	12,626,751
5.362%, 01/25/2024	12,716,000	12,671,324
5.362%, 02/14/2024	636,000	632,988
5.366%, 01/30/2024	15,774,000	15,707,035
5.371%, 01/11/2024	17,954,000	17,927,618
5.389%, 02/12/2024	6,368,000	6,330,195
5.390%, 01/03/2024	6,388,000	6,386,116
5.390%, 01/03/2024	25,585,000	25,577,438
5.403%, 02/07/2024	32,156,000	31,980,839
5.428%, 04/17/2024	9,602,000	9,451,598
5.432%, (Prime rate - 3.120%), 01/08/2024 (A)	21,665,000	21,665,095
5.439%, 03/14/2024	3,194,000	3,169,949
5.441%, 08/21/2024	752,000	749,116
5.442%, 02/26/2024	1,137,000	1,128,016
5.455%, 08/07/2024	6,000,000	6,000,000
5.470%, (Prime rate - 3.140%), 04/12/2024 (A)	10,030,000	10,028,969
5.473%, 03/08/2024	3,196,000	3,173,934
5.475%, (U.S. Federal Funds Effective Rate + 0.070%), 10/04/2024 (A)	13,238,000	13,238,000
5.511%, (Overnight SOFR + 0.040%), 01/25/2024 (A)	9,965,000	9,965,033
5.516%, (Overnight SOFR + 0.040%), 02/09/2024 (A)	3,262,000	3,262,000
5.516%, (Overnight SOFR + 0.040%), 02/05/2024 (A)	3,338,000	3,338,000
5.516%, (Overnight SOFR + 0.040%), 03/18/2024 (A)	13,297,000	13,297,000
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Farm Credit Bank (continued)
5.516%, (Prime rate - 3.085%), 08/08/2024 (A)	$13,232,000	$13,229,995
5.530%, (Overnight SOFR + 0.045%), 03/08/2024 (A)	3,202,000	3,201,947
5.536%, (Overnight SOFR + 0.060%), 07/08/2024 (A)	9,982,000	9,982,000
5.536%, (Prime rate - 3.040%), 10/17/2024 (A)	6,000,000	6,000,000
5.556%, (Overnight SOFR + 0.080%), 07/22/2024 (A)	4,000,000	4,000,000
5.556%, (U.S. Federal Funds Effective Rate + 0.150%), 02/03/2025 (A)	6,539,000	6,539,000
5.577%, (Overnight SOFR + 0.085%), 07/22/2024 (A)	6,615,000	6,614,450
5.597%, (Prime rate - 2.980%), 01/09/2025 (A)	5,202,000	5,202,000
5.602%, (Overnight SOFR + 0.125%), 03/07/2025 (A)	3,265,000	3,265,000
5.602%, (Overnight SOFR + 0.125%), 10/03/2024 (A)	6,488,000	6,488,000
5.605%, 10/23/2024	6,402,000	6,402,000
5.612%, (Overnight SOFR + 0.135%), 09/05/2024 (A)	3,260,000	3,260,000
5.612%, (Overnight SOFR + 0.135%), 04/29/2025 (A)	3,208,000	3,208,000
5.617%, (Overnight SOFR + 0.140%), 11/07/2024 (A)	7,894,000	7,894,000
5.618%, (Overnight SOFR + 0.120%), 01/22/2024 (A)	3,284,000	3,283,959
5.627%, (Prime rate - 2.950%), 12/16/2024 (A)	5,889,000	5,889,000
5.640%, (Overnight SOFR + 0.110%), 02/14/2025 (A)	4,019,000	4,016,733
5.647%, (Overnight SOFR + 0.170%), 01/23/2025 (A)	9,757,000	9,757,000
5.658%, (Overnight SOFR + 0.180%), 03/20/2025 (A)	6,542,000	6,542,000
5.678%, (Overnight SOFR + 0.200%), 12/05/2024 (A)	11,000,000	11,000,000
Federal Home Loan Bank
4.680%, 02/02/2024	19,665,000	19,583,194
4.810%, 01/12/2024	13,058,000	13,038,808
4.826%, 01/22/2025	200,000	191,637
4.872%, 02/09/2024	13,069,000	13,001,324
4.968%, 11/18/2024	2,875,000	2,761,428
5.030%, 02/01/2024	6,526,000	6,498,239
5.050%, 10/25/2024	630,000	629,695
5.051%, 09/30/2024	2,455,000	2,422,968
5.065%, 02/08/2024	710,000	709,922
5.094%, 09/17/2024	1,490,000	1,441,982
5.117%, 03/28/2024	6,400,000	6,358,701
5.142%, 11/08/2024	1,540,000	1,488,620
5.186%, 04/03/2024	4,575,000	4,575,000
5.200%, 01/12/2024	652,000	650,964
5.236%, 05/15/2024	6,710,000	6,710,000
5.237%, 09/24/2024	6,370,000	6,373,598
5.251%, 11/27/2024	1,270,000	1,219,165
5.253%, 09/30/2024	635,000	615,552
5.255%, 09/23/2024	635,000	613,325
5.257%, 02/28/2024	5,090,000	5,090,000
5.266%, 05/06/2024	6,515,000	6,515,000
5.266%, 05/10/2024	16,295,000	16,295,000
5.280%, 01/12/2024	6,082,000	6,072,188
5.280%, 03/22/2024	641,000	633,385
5.282%, 02/14/2024	9,690,000	9,686,892
5.296%, 02/07/2024	6,860,000	6,860,000

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
5.299%, 09/13/2024	$4,840,000	$4,758,052
5.300%, 02/02/2024	7,688,000	7,651,781
5.315%, 03/28/2024	3,385,000	3,385,000
5.325%, 03/01/2024	6,525,000	6,525,000
5.325%, 01/12/2024	12,824,000	12,803,134
5.330%, 06/07/2024	9,820,000	9,820,000
5.330%, 03/22/2024	16,046,000	15,853,568
5.344%, 01/02/2024	19,188,000	19,185,191
5.355%, 06/10/2024	4,500,000	4,396,155
5.359%, 12/06/2024	1,220,000	1,219,205
5.359%, 05/24/2024	720,000	719,877
5.364%, 01/26/2024	19,294,000	19,223,376
5.365%, 03/08/2024	1,050,000	1,049,904
5.367%, 01/31/2024	8,329,000	8,292,422
5.367%, 01/25/2024	16,034,000	15,977,614
5.370%, 04/10/2024	6,682,000	6,585,111
5.373%, 03/11/2024	6,388,000	6,322,851
5.375%, 08/01/2024	12,846,000	12,455,332
5.375%, 04/03/2024	12,806,000	12,632,980
5.375%, 03/07/2024	9,039,000	8,952,000
5.377%, 01/05/2024	3,850,000	3,847,733
5.378%, 06/12/2024	969,000	946,273
5.379%, 05/31/2024	16,078,000	15,727,995
5.383%, 02/07/2024	5,420,000	5,390,587
5.387%, 05/24/2024	645,000	633,375
5.387%, 08/16/2024	1,285,000	1,243,169
5.390%, 06/14/2024	2,095,000	2,074,064
5.398%, 09/09/2024	2,510,000	2,510,064
5.399%, 04/22/2024	2,545,000	2,506,981
5.405%, 01/10/2024	6,388,000	6,379,498
5.408%, 01/19/2024	9,443,000	9,417,976
5.408%, 01/19/2024	1,280,000	1,276,582
5.415%, 03/25/2024	925,000	913,615
5.417%, 05/24/2024	1,345,000	1,344,857
5.417%, 03/15/2024	16,003,000	15,829,150
5.426%, 05/10/2024	7,048,000	6,914,382
5.435%, 02/08/2024	958,000	952,610
5.437%, 07/29/2024	800,000	777,958
5.441%, 02/28/2024	640,000	634,514
5.441%, 03/08/2024	3,520,000	3,506,045
5.445%, 02/13/2024	2,870,000	2,859,981
5.446%, 03/28/2024	6,405,000	6,353,257
5.448%, 05/10/2024	635,000	634,565
5.450%, 02/14/2024	2,980,000	2,980,000
5.453%, 06/14/2024	635,000	634,587
5.455%, 02/14/2024	3,440,000	3,440,000
5.460%, 06/14/2024	6,265,000	6,193,352
5.460%, 10/03/2024	770,000	764,501
5.465%, 06/18/2024	9,825,000	9,825,000
5.467%, 03/08/2024	14,985,000	14,976,889
5.471%, 02/28/2024	640,000	636,584
5.478%, 06/17/2024	19,190,000	18,718,054
5.479%, 01/10/2024	4,690,000	4,689,413
5.481%, 05/24/2024	900,000	883,564
5.484%, 07/08/2024	765,000	755,379
5.485%, 06/28/2024	3,265,000	3,265,000
5.485%, 06/11/2024	975,000	974,597
5.492%, 06/14/2024	1,460,000	1,455,943
5.505%, (Overnight SOFR + 0.030%), 01/05/2024 (A)	19,205,000	19,205,000
5.510%, (Overnight SOFR + 0.035%), 01/19/2024 (A)	16,005,000	16,005,000
5.516%, (Overnight SOFR + 0.040%), 02/20/2024 (A)	16,055,000	16,055,000
5.516%, (Overnight SOFR + 0.040%), 01/26/2024 (A)	12,815,000	12,815,000
Money Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AGENCY (continued)
Federal Home Loan Bank (continued)
5.516%, (Overnight SOFR + 0.040%), 01/23/2024 (A)	$15,985,000	$15,985,000
5.516%, (Overnight SOFR + 0.040%), 02/02/2024 (A)	12,830,000	12,830,000
5.521%, (Overnight SOFR + 0.045%), 03/26/2024 (A)	15,990,000	15,990,000
5.521%, (Overnight SOFR + 0.045%), 02/22/2024 (A)	16,005,000	16,005,000
5.525%, 03/15/2024	1,125,000	1,123,846
5.526%, (Overnight SOFR + 0.050%), 03/26/2024 (A)	12,835,000	12,835,000
5.526%, (Overnight SOFR + 0.050%), 03/08/2024 (A)	16,010,000	16,010,000
5.531%, (Overnight SOFR + 0.055%), 03/20/2024 (A)	6,405,000	6,405,000
5.533%, 01/09/2024	5,225,000	5,224,251
5.534%, 03/08/2024	2,375,000	2,365,757
5.535%, 06/28/2024	6,165,000	6,165,000
5.549%, 02/28/2024	640,000	638,035
5.552%, 05/07/2024	12,805,000	12,792,189
5.574%, 08/26/2024	15,000,000	15,000,000
5.593%, 09/13/2024	12,845,000	12,845,000
5.597%, (Overnight SOFR + 0.120%), 03/06/2024 (A)	5,515,000	5,515,000
5.612%, 09/20/2024	3,510,018	3,510,018
5.627%, (Overnight SOFR + 0.150%), 01/30/2025 (A)	9,800,000	9,800,000
5.642%, (Overnight SOFR + 0.165%), 06/26/2025 (A)	18,960,000	18,960,000
5.684%, 11/06/2024	16,010,000	16,010,000
5.688%, (Overnight SOFR + 0.210%), 12/26/2025 (A)	6,320,000	6,320,000
Federal Home Loan Mortgage Corp.
5.144%, 08/01/2024	3,753,000	3,748,088
5.270%, 09/25/2024	3,192,000	3,082,157
5.346%, 11/19/2024	767,000	735,243
5.369%, 11/15/2024	637,000	636,713
5.385%, 06/11/2024	865,000	864,808
5.403%, 01/17/2024	2,864,000	2,860,952
5.435%, 06/17/2024	13,000,000	13,000,000
5.441%, 05/17/2024	8,656,000	8,650,825
Federal National Mortgage Association
4.860%, 01/26/2024	3,000,000	3,000,000
5.009%, 01/25/2024	2,614,000	2,614,000
5.084%, 04/26/2024	9,813,000	9,813,000
5.153%, 02/05/2024	6,917,000	6,898,245
5.186%, 04/03/2024	12,087,000	12,087,000
5.262%, 07/02/2024	2,846,000	2,796,414
5.264%, 06/07/2024	4,256,000	4,256,000
5.414%, 09/06/2024	1,151,000	1,129,986
5.475%, 05/30/2024	2,507,000	2,505,523
5.477%, 04/26/2024	9,278,000	9,270,001
Tennessee Valley Authority 5.386%, 09/15/2024	6,407,000	6,298,015
TOTAL U.S. GOVERNMENT AGENCY (Cost $1,370,620,710)		$1,370,620,710
CORPORATE BONDS – 0.2%
Private Export Funding Corp.
5.429%, 11/15/2024	$685,000	$663,998
5.592%, 01/15/2024	2,890,000	2,887,722
TOTAL CORPORATE BONDS (Cost $3,551,720)		$3,551,720

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Money Market Trust (continued)
REPURCHASE AGREEMENT – 23.0%
Barclays Tri-Party Repurchase Agreement dated 12-29-23 at 5.320% to be repurchased at $32,018,916 on 1-2-24, collateralized by $36,391,000 U.S. Treasury Notes, 1.250% due 6-30-28 (valued at $32,659,360)	$32,000,000	$32,000,000
Repurchase Agreement with State Street Corp. dated 12-29-23 at 2.630% to be repurchased at $104,030 on 1-2-24, collateralized by $109,900 U.S. Treasury Notes, 2.750% due 2-15-28 (valued at $106,157)	104,000	104,000
Repurchase Agreement with State Street Corp. dated 12-29-23 at 5.310% to be repurchased at $493,290,870 on 1-2-24, collateralized by $133,680,500 U.S. Treasury Inflation Indexed Notes, 0.125% due 7-15-26 (valued at $163,779,531) and $369,402,500 U.S. Treasury Notes, 0.625% due 7-15-26 (valued at $339,080,502)	493,000,000	493,000,000
TOTAL REPURCHASE AGREEMENT (Cost $525,104,000)		$525,104,000
Total Investments (Money Market Trust) (Cost $2,279,871,838) – 99.7%		$2,279,871,838
Other assets and liabilities, net – 0.3%		7,644,196
TOTAL NET ASSETS – 100.0%		$2,287,516,034
Security Abbreviations and Legend
SOFR	Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield
(A)	Variable rate obligation.
Opportunistic Fixed Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 36.8%
U.S. Government - 14.1%
U.S. Treasury Inflation Protected Securities
0.750%, 02/15/2042	$2,859,423	$2,316,223
1.125%, 01/15/2033	2,644,224	2,501,166
1.375%, 07/15/2033	4,629,684	4,488,099
1.625%, 10/15/2027 (A)	10,812,242	10,729,480
2.375%, 10/15/2028	2,541,410	2,617,259
U.S. Treasury Notes
3.500%, 02/15/2033	18,500	17,940
3.875%, 08/15/2033	83,600	83,496
4.500%, 11/15/2033	25,100	26,351
		22,780,014
U.S. Government Agency - 22.7%
Federal Home Loan Mortgage Corp.
5.000%, 04/01/2053	789,109	781,245
5.500%, 10/01/2053	808,058	811,898
6.500%, 11/01/2053	110,254	113,556
Federal National Mortgage Association
2.000%, TBA (B)	325,000	265,743
2.500%, TBA (B)	775,000	660,082
2.500%, 04/01/2052	274,010	236,877
3.500%, TBA (B)	140,000	128,516
4.000%, TBA (B)	499,000	471,730
4.500%, TBA (B)	1,440,000	1,422,504
5.000%, TBA (B)	2,953,000	2,923,469
5.000%, 11/01/2053	830,561	822,025
5.500%, TBA (B)	8,661,000	8,703,633
6.000%, TBA (B)	5,191,000	5,273,733
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
6.500%, TBA (B)		$480,000	$491,775
6.500%, 11/01/2053		188,651	194,301
7.000%, TBA (B)		12,863,000	13,266,461
			36,567,548
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $58,836,732)			$59,347,562
FOREIGN GOVERNMENT OBLIGATIONS - 40.5%
Angola - 0.1%
Republic of Angola 8.750%, 04/14/2032		200,000	175,597
Australia - 2.5%
Commonwealth of Australia
1.750%, 06/21/2051	AUD	7,765,000	3,100,722
2.750%, 05/21/2041		1,690,000	935,675
			4,036,397
Benin - 0.2%
Republic of Benin 4.950%, 01/22/2035	EUR	280,000	242,710
Brazil - 7.4%
Federative Republic of Brazil
9.586%, 07/01/2026 (C)	BRL	1,559,000	254,450
9.680%, 01/01/2026 (C)		1,697,000	289,515
9.758%, 07/01/2027 (C)		3,692,000	546,116
10.000%, 01/01/2027 to 01/01/2033		52,655,000	10,815,211
			11,905,292
Bulgaria - 0.1%
Republic of Bulgaria 4.500%, 01/27/2033	EUR	75,000	86,832
Canada - 1.3%
Province of Ontario 2.000%, 12/01/2036	CAD	2,870,560	2,051,539
Chile - 0.3%
Republic of Chile
4.700%, 09/01/2030 (D)	CLP	120,000,000	133,429
5.000%, 03/01/2035		30,000,000	34,021
5.800%, 10/01/2034 (D)		85,000,000	101,397
6.000%, 04/01/2033 (D)		180,000,000	217,541
6.000%, 01/01/2043		15,000,000	19,021
			505,409
Colombia - 1.6%
Republic of Colombia
3.875%, 02/15/2061		$645,000	400,984
4.125%, 02/22/2042		840,000	598,873
6.000%, 04/28/2028	COP	792,600,000	180,227
7.000%, 03/26/2031		952,100,000	211,843
7.250%, 10/18/2034		1,008,200,000	213,616
7.750%, 09/18/2030		1,202,100,000	282,213
9.250%, 05/28/2042		642,900,000	150,587
13.250%, 02/09/2033		1,703,800,000	521,988
			2,560,331
Czech Republic - 1.1%
Czech Republic
0.950%, 05/15/2030	CZK	7,560,000	285,199
1.200%, 03/13/2031		6,810,000	256,033
1.500%, 04/24/2040		980,000	31,364
1.750%, 06/23/2032 to 06/23/2032		4,740,000	182,087
1.950%, 07/30/2037		460,000	16,483
2.000%, 10/13/2033		2,990,000	114,593
2.500%, 08/25/2028		3,510,000	148,677

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Czech Republic (continued)
Czech Republic (continued)
4.500%, 11/11/2032	CZK	1,970,000	$92,881
4.900%, 04/14/2034		5,860,000	287,055
5.000%, 09/30/2030		4,340,000	208,386
6.000%, 02/26/2026		2,430,000	113,091
			1,735,849
Dominican Republic - 1.0%
Government of the Dominican Republic 11.250%, 09/15/2035 (D)	DOP	84,000,000	1,551,671
Ghana - 0.1%
Republic of Ghana 10.750%, 10/14/2030		$250,000	156,563
Greece - 0.7%
Republic of Greece, GDP-Linked Note 4.404%, 10/15/2042 (E)*	EUR	409,185,000	1,088,645
Hungary - 0.7%
Republic of Hungary
1.000%, 11/26/2025	HUF	11,030,000	28,893
1.625%, 04/28/2032	EUR	520,000	465,604
2.250%, 04/20/2033 to 06/22/2034	HUF	27,540,000	59,310
3.000%, 10/27/2027		73,230,000	192,181
3.250%, 10/22/2031		30,710,000	75,134
4.500%, 03/23/2028		19,240,000	52,747
4.750%, 11/24/2032		83,200,000	220,420
6.750%, 10/22/2028		37,840,000	113,025
			1,207,314
Iceland - 2.0%
Republic of Iceland
5.000%, 11/15/2028	ISK	433,770,000	2,913,869
6.500%, 01/24/2031		46,170,000	330,610
			3,244,479
Indonesia - 1.3%
Republic of Indonesia
1.100%, 03/12/2033	EUR	280,000	243,820
1.400%, 10/30/2031		380,000	355,213
6.375%, 08/15/2028 to 04/15/2032	IDR	6,835,000,000	440,796
6.500%, 02/15/2031		1,940,000,000	125,299
6.625%, 05/15/2033		926,000,000	60,265
6.875%, 04/15/2029		917,000,000	60,368
7.000%, 05/15/2027 to 02/15/2033		3,452,000,000	230,275
7.125%, 06/15/2042 to 06/15/2043		1,191,000,000	80,239
7.500%, 08/15/2032 to 05/15/2038		6,544,000,000	451,070
8.375%, 03/15/2034		104,000,000	7,539
			2,054,884
Japan - 0.3%
Government of Japan 1.800%, 09/20/2053	JPY	68,100,000	497,805
Malaysia - 1.0%
Government of Malaysia
2.632%, 04/15/2031	MYR	1,190,000	239,132
3.502%, 05/31/2027		305,000	66,167
3.582%, 07/15/2032		1,455,000	310,549
3.757%, 05/22/2040		270,000	56,175
3.882%, 03/14/2025		190,000	41,613
3.885%, 08/15/2029		955,000	209,389
3.906%, 07/15/2026		1,245,000	273,722
4.254%, 05/31/2035		240,000	53,502
4.642%, 11/07/2033		610,000	142,477
4.696%, 10/15/2042		450,000	105,321
4.893%, 06/08/2038		450,000	107,449
			1,605,496
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 2.6%
Government of Mexico
2.750%, 11/27/2031	MXN	22,400,231	$1,161,749
5.500%, 03/04/2027		6,942,300	366,354
5.625%, 03/19/2114	GBP	100,000	98,342
7.500%, 05/26/2033	MXN	14,820,700	790,434
7.750%, 11/13/2042		3,077,500	159,413
8.000%, 05/24/2035 to 07/31/2053		4,228,300	224,518
8.500%, 05/31/2029 to 11/18/2038		4,263,100	244,159
10.000%, 11/20/2036		1,035,600	65,682
10.414%, 10/30/2025 (C)		8,043,060	394,006
10.563%, 07/10/2025 (C)		14,819,240	747,115
			4,251,772
New Zealand - 4.5%
Government of New Zealand
1.500%, 05/15/2031	NZD	690,000	360,475
2.750%, 05/15/2051		2,975,000	1,341,531
Government of New Zealand, Inflation Linked Bond
3.170%, 09/20/2040		3,365,000	2,643,729
3.203%, 09/20/2035		2,315,000	1,878,982
3.904%, 09/20/2030		1,280,000	1,095,818
			7,320,535
North Macedonia - 0.4%
Republic of North Macedonia
1.625%, 03/10/2028	EUR	470,000	448,571
2.750%, 01/18/2025		150,000	161,444
			610,015
Norway - 1.5%
Kingdom of Norway 1.250%, 09/17/2031 (D)	NOK	27,765,000	2,365,514
Panama - 0.2%
Republic of Panama
4.500%, 01/19/2063		$200,000	130,493
6.875%, 01/31/2036		200,000	199,428
			329,921
Peru - 0.7%
Republic of Peru
5.400%, 08/12/2034	PEN	575,000	140,363
5.940%, 02/12/2029		1,035,000	279,762
6.150%, 08/12/2032		70,000	18,465
6.350%, 08/12/2028		60,000	16,601
6.900%, 08/12/2037		120,000	32,663
6.950%, 08/12/2031		930,000	259,450
7.300%, 08/12/2033 (D)		1,347,000	381,453
			1,128,757
Poland - 0.7%
Republic of Poland
1.750%, 04/25/2032	PLN	505,000	99,742
2.750%, 04/25/2028 to 10/25/2029		690,000	159,072
3.250%, 07/25/2025		660,000	163,235
3.750%, 05/25/2027		1,420,000	347,627
7.500%, 07/25/2028		1,535,000	429,352
			1,199,028
Romania - 0.7%
Republic of Romania
3.700%, 11/25/2024	RON	90,000	19,568
4.750%, 10/11/2034		750,000	146,493
4.850%, 07/25/2029		335,000	69,446
5.800%, 07/26/2027		850,000	185,840
6.700%, 02/25/2032		320,000	72,723
8.000%, 04/29/2030		1,020,000	245,915
8.250%, 09/29/2032		1,180,000	294,337

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Romania (continued)
Republic of Romania (continued)
8.750%, 10/30/2028	RON	595,000	$145,220
			1,179,542
Serbia - 0.1%
Republic of Serbia 1.650%, 03/03/2033	EUR	100,000	81,391
Slovakia - 0.1%
Republic of Slovakia 4.000%, 02/23/2043		190,000	217,136
South Africa - 1.2%
Republic of South Africa
6.250%, 03/31/2036	ZAR	11,665,000	418,582
7.000%, 02/28/2031 to 02/28/2031		6,130,000	280,320
8.250%, 03/31/2032		9,220,000	440,776
8.500%, 01/31/2037		7,080,000	302,552
8.750%, 01/31/2044		5,755,000	233,283
9.000%, 01/31/2040		4,465,000	190,804
11.625%, 03/31/2053		955,000	49,735
			1,916,052
South Korea - 2.4%
Republic of Korea, Inflation Linked Bond
1.125%, 06/10/2030	KRW	3,153,749,840	2,522,522
1.750%, 06/10/2028		1,638,763,138	1,354,252
			3,876,774
Sweden - 2.5%
Kingdom of Sweden, Inflation Linked Bond
0.150%, 06/01/2039	SEK	5,550,000	614,569
0.165%, 06/01/2032		26,820,000	3,389,063
			4,003,632
Thailand - 0.8%
Kingdom of Thailand
1.000%, 06/17/2027	THB	6,320,000	176,440
1.585%, 12/17/2035		8,830,000	228,396
2.000%, 12/17/2031 to 06/17/2042		10,810,000	300,934
2.875%, 12/17/2028 to 06/17/2046		8,465,000	250,251
3.350%, 06/17/2033		7,617,000	234,716
3.450%, 06/17/2043		4,970,000	152,238
			1,342,975
Turkey - 0.2%
Republic of Turkey
17.300%, 07/19/2028	TRY	1,645,000	45,104
26.200%, 10/05/2033		6,220,000	219,092
			264,196
Uruguay - 0.2%
Republic of Uruguay
8.500%, 03/15/2028	UYU	10,093,000	248,156
9.750%, 07/20/2033		5,993,000	154,351
			402,507
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $68,171,807)			$65,196,560
CORPORATE BONDS - 16.2%
Australia - 0.0%
Mineral Resources, Ltd. 9.250%, 10/01/2028 (D)		$75,000	79,783
Canada - 1.0%
Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028 (D)		175,000	184,615
Bausch Health Companies, Inc.
4.875%, 06/01/2028 (D)		29,000	17,465
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Canada (continued)
Bausch Health Companies, Inc. (continued)
5.250%, 01/30/2030 (D)	$185,000	$85,279
Emera, Inc. 6.750%, (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%), 06/15/2076	155,000	151,779
Enbridge, Inc.
5.700%, 03/08/2033	35,000	36,379
5.750%, (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%), 07/15/2080	269,000	248,153
8.500%, (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%), 01/15/2084	38,000	40,419
goeasy, Ltd.
4.375%, 05/01/2026 (D)	40,000	38,512
9.250%, 12/01/2028 (D)	140,000	149,516
Ontario Gaming GTA LP 8.000%, 08/01/2030 (D)	90,000	92,813
The Bank of Nova Scotia
3.625%, (3.625% to 10-27-26, then 5 Year CMT + 2.613%), 10/27/2081	200,000	153,580
4.900%, (4.900% to 6-4-25, then 5 Year CMT + 4.551%), 06/04/2025 (F)	124,000	118,439
Transcanada Trust
5.600%, (5.600% to 3-7-32, then 5 Year CMT + 3.986% to 3-7-52, then 5 Year CMT + 4.736%), 03/07/2082	297,000	248,810
5.875%, (5.875% to 8-15-26, then 3 month LIBOR + 4.640% to 8-15-46, then 3 month LIBOR + 5.390%), 08/15/2076	41,000	38,756
		1,604,515
Cayman Islands - 0.1%
Diamond Foreign Asset Company 8.500%, 10/01/2030 (D)	165,000	168,729
Chile - 0.4%
Corp. Nacional del Cobre de Chile
5.950%, 01/08/2034 (D)	400,000	405,460
6.300%, 09/08/2053 (D)	200,000	202,570
VTR Comunicaciones SpA 4.375%, 04/15/2029	200,000	100,000
		708,030
China - 0.0%
CIFI Holdings Group Company, Ltd. 4.375%, 04/12/2027 (G)	260,000	13,312
Country Garden Holdings Company, Ltd. 3.875%, 10/22/2030 (G)	290,000	21,361
Times China Holdings, Ltd. 5.750%, 01/14/2027 (G)	200,000	4,216
Yuzhou Group Holdings Company, Ltd.
6.350%, 01/13/2027 (G)	200,000	12,000
7.375%, 01/13/2026 (G)	200,000	12,136
		63,025

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Cyprus - 0.1%
Hellenic Bank PCL 10.250%, (10.250% to 6-14-28, then 5 Year Euro Swap Rate + 6.854%), 06/14/2033	EUR	100,000	$120,646
Denmark - 0.1%
Danske Bank A/S 4.375%, (4.375% to 11-18-26, then 5 Year CMT + 3.387%), 05/18/2026 (F)		$200,000	180,630
Finland - 0.3%
Nokia OYJ 6.625%, 05/15/2039		556,000	549,895
France - 1.4%
Altice France SA 5.125%, 07/15/2029 (D)		200,000	155,604
BPCE SA 1.500%, (1.500% to 1-13-27, then 5 Year Euro Swap Rate + 1.750%), 01/13/2042	EUR	200,000	200,129
SCOR SE 5.250%, (5.250% to 3-13-29, then 5 Year CMT + 2.370%), 03/13/2029 (F)		$200,000	161,058
Societe Generale SA
4.750%, (4.750% to 5-26-26, then 5 Year CMT + 3.931%), 05/26/2026 (D)(F)		200,000	175,440
6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (D)		420,000	419,223
10.000%, (10.000% to 5-14-29, then 5 Year CMT + 5.448%), 11/14/2028 (D)(F)		200,000	213,703
TotalEnergies SE 2.125%, (2.125% to 1-25-33, then 5 Year Euro Swap Rate + 2.513% to 1-25-53, then 5 Year Euro Swap Rate + 3.263%), 07/25/2032 (F)	EUR	470,000	414,609
Valeo SE 1.000%, 08/03/2028		500,000	483,676
			2,223,442
Germany - 0.3%
Allianz SE 2.600%, (2.600% to 4-30-32, then 5 Year EURIBOR ICE Swap Rate + 2.579%), 10/30/2031 (F)		200,000	159,520
Deutsche Bank AG
4.100%, 01/13/2026		$120,000	116,637
4.625%, (4.625% to 4-30-28, then 5 Year EURIBOR ICE Swap Rate + 4.747%), 10/30/2027 (F)	EUR	200,000	180,695
			456,852
Gibraltar - 0.1%
888 Acquisitions, Ltd. 7.558%, 07/15/2027		200,000	210,233
Greece - 0.1%
Piraeus Financial Holdings SA 5.500%, (5.500% to 2-19-25, then 5 Year Euro Swap Rate + 5.774%), 02/19/2030		100,000	107,867
Ireland - 0.1%
Ardagh Packaging Finance PLC 2.125%, 08/15/2026		140,000	137,353
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Italy - 0.5%
Assicurazioni Generali SpA 2.429%, 07/14/2031	EUR	600,000	$577,339
Intesa Sanpaolo SpA 7.800%, 11/28/2053 (D)		$200,000	219,594
Telecom Italia Capital SA 6.375%, 11/15/2033		5,000	4,891
			801,824
Japan - 0.1%
Rakuten Group, Inc. 4.250%, (4.250% to 4-22-27, then 5 Year Euro Swap Rate + 4.740% to 4-22-47, then 5 Year Euro Swap Rate + 5.490%), 04/22/2027 (F)	EUR	200,000	146,161
Luxembourg - 0.2%
Minerva Luxembourg SA 8.875%, 09/13/2033 (D)		$200,000	211,459
Trinseo Materials Operating SCA 5.125%, 04/01/2029 (D)		105,000	42,786
			254,245
Malta - 0.1%
VistaJet Malta Finance PLC 6.375%, 02/01/2030 (D)(H)		196,000	136,881
Mexico - 0.1%
Trust Fibra Uno 6.390%, 01/15/2050		200,000	161,294
Unifin Financiera SAB de CV 8.375%, 01/27/2028 (G)		205,000	7,175
			168,469
Netherlands - 0.5%
Braskem Netherlands Finance BV
7.250%, 02/13/2033		200,000	168,417
8.500%, 01/12/2031 (D)		200,000	186,000
Teva Pharmaceutical Finance Netherlands II BV 4.375%, 05/09/2030	EUR	460,000	475,712
			830,129
Romania - 0.1%
Banca Transilvania SA 8.875%, (8.875% to 4-27-26, then 1 Year EURIBOR ICE Swap Rate + 5.580%), 04/27/2027		100,000	116,060
Singapore - 0.1%
Medco Laurel Tree Pte, Ltd. 6.950%, 11/12/2028		$200,000	189,007
Pfizer Investment Enterprises Pte, Ltd. 5.110%, 05/19/2043		20,000	19,929
			208,936
Spain - 0.1%
CaixaBank SA 5.250%, (5.250% to 3-23-26, then 5 Year Euro Swap Rate + 4.504%), 03/23/2026 (F)	EUR	200,000	204,783
Supranational - 0.1%
Asian Development Bank 10.477%, 04/30/2040 (C)	ZAR	8,900,000	93,355
Switzerland - 0.4%
UBS Group AG
1.494%, (1.494% to 8-10-26, then 1 Year CMT + 0.850%), 08/10/2027 (D)		$200,000	180,709

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Switzerland (continued)
UBS Group AG (continued)
3.875%, (3.875% to 6-2-26, then 5 Year CMT + 3.098%), 06/02/2026 (D)(F)	$200,000	$178,505
9.250%, (9.250% to 11-13-33, then 5 Year CMT + 4.758%), 11/13/2033 (D)(F)	200,000	221,653
		580,867
United Kingdom - 0.2%
BP Capital Markets PLC 4.875%, (4.875% to 6-22-30, then 5 Year CMT + 4.398% to 6-22-50, then 5 Year CMT + 5.148%), 03/22/2030 (F)	129,000	122,524
WE Soda Investments Holding PLC 9.500%, 10/06/2028 (D)	200,000	205,960
		328,484
United States - 9.7%
AbbVie, Inc.
4.250%, 11/21/2049	15,000	13,367
4.400%, 11/06/2042	15,000	13,908
4.550%, 03/15/2035	20,000	19,613
Acrisure LLC 7.000%, 11/15/2025 (D)	90,000	89,786
Adams Homes, Inc.
7.500%, 02/15/2025 (D)	4,000	3,954
9.250%, 10/15/2028 (D)	65,000	65,918
Aircastle, Ltd. 5.250%, (5.250% to 9-15-26, then 5 Year CMT + 4.410% to 9-15-31, then 5 Year CMT + 4.660% to 9-15-46, then 5 Year CMT + 5.160%), 06/15/2026 (D)(F)	142,000	121,738
Alliant Holdings Intermediate LLC 6.750%, 10/15/2027 (D)	144,000	143,491
American Electric Power Company, Inc. 3.875%, (3.875% to 2-15-27, then 5 Year CMT + 2.675%), 02/15/2062	165,000	138,481
American Express Company 3.550%, (3.550% to 9-15-26, then 5 Year CMT + 2.854%), 09/15/2026 (F)	94,000	80,586
American International Group, Inc. 4.500%, 07/16/2044	35,000	31,574
AmeriGas Partners LP 5.750%, 05/20/2027	107,000	104,060
Ameriprise Financial, Inc. 5.700%, 12/15/2028	25,000	26,197
Amgen, Inc.
2.450%, 02/21/2030	35,000	31,038
5.600%, 03/02/2043	5,000	5,167
Anheuser-Busch Companies LLC 4.900%, 02/01/2046	17,000	16,664
Anheuser-Busch InBev Worldwide, Inc.
4.600%, 04/15/2048	5,000	4,732
5.450%, 01/23/2039	20,000	21,083
Antero Resources Corp. 5.375%, 03/01/2030 (D)	70,000	67,092
Apple, Inc. 2.650%, 05/11/2050	22,000	15,143
Ares Finance Company III LLC 4.125%, (4.125% to 6-30-26, then 5 Year CMT + 3.237%), 06/30/2051 (D)	120,000	101,695
Aretec Group, Inc. 10.000%, 08/15/2030 (D)	90,000	95,639
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Arizona Public Service Company
2.200%, 12/15/2031	$15,000	$12,186
4.200%, 08/15/2048	15,000	11,991
4.350%, 11/15/2045	5,000	4,204
AssuredPartners, Inc. 5.625%, 01/15/2029 (D)	143,000	133,497
AT&T, Inc.
2.300%, 06/01/2027	32,000	29,702
3.500%, 06/01/2041 to 09/15/2053	40,000	30,054
3.650%, 09/15/2059	20,000	14,334
5.400%, 02/15/2034	10,000	10,313
Athene Global Funding
0.914%, 08/19/2024 (D)	40,000	38,743
1.000%, 04/16/2024 (D)	20,000	19,689
Athene Holding, Ltd. 5.875%, 01/15/2034	20,000	20,183
Bank of America Corp.
5.202%, (5.202% to 4-25-28, then Overnight SOFR + 1.630%), 04/25/2029	30,000	30,186
5.288%, (5.288% to 4-25-33, then Overnight SOFR + 1.910%), 04/25/2034	45,000	45,104
Bayer US Finance LLC
6.500%, 11/21/2033 (D)	265,000	273,855
6.875%, 11/21/2053 (D)	200,000	213,000
BCPE Ulysses Intermediate, Inc. 7.750%, (7.750% Cash or 8.500% PIK), 04/01/2027 (D)	94,000	87,610
Black Knight InfoServ LLC 3.625%, 09/01/2028 (D)	490,000	463,664
Bread Financial Holdings, Inc. 9.750%, 03/15/2029 (D)	185,000	191,785
Broadcom Corp. 3.875%, 01/15/2027	74,000	72,217
Broadcom, Inc.
3.137%, 11/15/2035 (D)	2,000	1,642
3.187%, 11/15/2036 (D)	2,000	1,621
Caesars Entertainment, Inc. 7.000%, 02/15/2030 (D)	40,000	41,017
Capital One Financial Corp. 6.312%, (6.312% to 6-8-28, then Overnight SOFR + 2.640%), 06/08/2029	15,000	15,389
CCO Holdings LLC 5.375%, 06/01/2029 (D)	251,000	236,589
Celanese US Holdings LLC
6.379%, 07/15/2032	30,000	31,713
6.550%, 11/15/2030	40,000	42,285
Charter Communications Operating LLC 3.700%, 04/01/2051	40,000	26,017
Cheniere Energy Partners LP 3.250%, 01/31/2032	50,000	42,602
Citigroup, Inc. 4.000%, (4.000% to 12-10-25, then 5 Year CMT + 3.597%), 12/10/2025 (F)	165,000	151,868
Citizens Financial Group, Inc. 5.650%, (5.650% to 10-6-25, then 5 Year CMT + 5.313%), 10/06/2025 (F)	86,000	81,585
Clear Channel Outdoor Holdings, Inc. 9.000%, 09/15/2028 (D)	115,000	119,998
Clydesdale Acquisition Holdings, Inc. 8.750%, 04/15/2030 (D)	175,000	163,164

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
CMS Energy Corp.
3.750%, (3.750% to 12-1-30, then 5 Year CMT + 2.900%), 12/01/2050	$103,000	$81,306
4.750%, (4.750% to 6-1-30, then 5 Year CMT + 4.116%), 06/01/2050	247,000	223,024
CoBank ACB 6.250%, (6.250% to 10-1-26, then 3 month LIBOR + 4.660%), 10/01/2026 (F)	41,000	39,461
Columbia Pipelines Operating Company LLC 6.497%, 08/15/2043 (D)	20,000	21,419
Comcast Corp.
2.800%, 01/15/2051	12,000	7,997
3.750%, 04/01/2040	42,000	36,128
Community Health Systems, Inc. 8.000%, 12/15/2027 (D)	90,000	86,857
Conagra Brands, Inc. 5.400%, 11/01/2048	20,000	19,367
Consolidated Edison Company of New York, Inc. 5.900%, 11/15/2053	30,000	32,991
Corebridge Financial, Inc.
3.900%, 04/05/2032	30,000	27,119
6.050%, 09/15/2033 (D)	5,000	5,207
Covanta Holding Corp.
4.875%, 12/01/2029 (D)	235,000	205,317
5.000%, 09/01/2030	110,000	93,628
CP Atlas Buyer, Inc. 7.000%, 12/01/2028 (D)	145,000	126,227
Credit Acceptance Corp. 9.250%, 12/15/2028 (D)	125,000	133,244
CSC Holdings LLC
4.500%, 11/15/2031 (D)	200,000	151,215
4.625%, 12/01/2030 (D)	200,000	120,424
Cushman & Wakefield US Borrower LLC 8.875%, 09/01/2031 (D)	20,000	21,195
CVS Health Corp.
2.625%, 08/15/2024	20,000	19,624
5.125%, 07/20/2045	30,000	28,383
Discover Financial Services 6.125%, (6.125% to 9-23-25, then 5 Year CMT + 5.783%), 06/23/2025 (F)	104,000	100,487
Discovery Communications LLC 5.000%, 09/20/2037	22,000	19,621
DISH DBS Corp.
5.125%, 06/01/2029	10,000	5,154
5.750%, 12/01/2028 (D)	26,000	20,738
Dominion Energy, Inc.
4.350%, (4.350% to 4-15-27, then 5 Year CMT + 3.195%), 01/15/2027 (F)	102,000	90,445
4.650%, (4.650% to 12-15-24, then 5 Year CMT + 2.993%), 12/15/2024 (F)	45,000	42,765
4.850%, 08/15/2052	20,000	18,387
Duke Energy Corp. 4.875%, (4.875% to 9-16-24, then 5 Year CMT + 3.388%), 09/16/2024 (F)	42,000	41,353
Edison International
5.375%, (5.375% to 3-15-26, then 5 Year CMT + 4.698%), 03/15/2026 (F)	162,000	153,219
6.950%, 11/15/2029	50,000	54,261
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Edison International (continued)
7.875%, (7.875% to 6-15-29, then 5 Year CMT + 3.658%), 06/15/2054	$130,000	$130,975
Emera US Finance LP 4.750%, 06/15/2046	20,000	16,454
Energy Transfer LP
4.200%, 04/15/2027	15,000	14,572
6.400%, 12/01/2030	25,000	26,730
6.550%, 12/01/2033	10,000	10,853
EnLink Midstream LLC 5.625%, 01/15/2028 (D)	75,000	74,151
EnLink Midstream Partners LP 5.450%, 06/01/2047	106,000	92,485
EQM Midstream Partners LP 4.750%, 01/15/2031 (D)	90,000	83,758
Equitable Financial Life Global Funding 1.800%, 03/08/2028 (D)	50,000	43,796
Fifth Third Bancorp 4.500%, (4.500% to 9-30-25, then 5 Year CMT + 4.215%), 09/30/2025 (F)	63,000	58,436
First Student Bidco, Inc. 4.000%, 07/31/2029 (D)	125,000	108,385
FirstCash, Inc.
4.625%, 09/01/2028 (D)	44,000	41,072
5.625%, 01/01/2030 (D)	43,000	41,180
FirstEnergy Corp.
5.100%, 07/15/2047	25,000	22,887
7.375%, 11/15/2031	15,000	17,696
Freedom Mortgage Corp.
7.625%, 05/01/2026 (D)	92,000	90,799
12.000%, 10/01/2028 (D)	20,000	21,843
12.250%, 10/01/2030 (D)	70,000	76,843
Frontier Communications Holdings LLC 6.750%, 05/01/2029 (D)(H)	218,000	194,936
General Motors Financial Company, Inc. 5.700%, (5.700% to 9-30-30, then 5 Year CMT + 4.997%), 09/30/2030 (F)	110,000	101,584
Georgia Power Company
4.300%, 03/15/2042	30,000	26,523
5.125%, 05/15/2052	15,000	14,839
Gilead Sciences, Inc. 2.800%, 10/01/2050	20,000	13,804
Glencore Funding LLC
6.125%, 10/06/2028 (D)	30,000	31,428
6.500%, 10/06/2033 (D)	25,000	27,255
Global Atlantic Fin Company
4.700%, (4.700% to 10-15-26, then 5 Year CMT + 3.796%), 10/15/2051 (D)	132,000	113,136
7.950%, 06/15/2033 (D)	37,000	41,006
Great Lakes Dredge & Dock Corp. 5.250%, 06/01/2029 (D)(H)	400,000	340,084
GTCR AP Finance, Inc. 8.000%, 05/15/2027 (D)	70,000	70,704
Hanesbrands, Inc. 9.000%, 02/15/2031 (D)(H)	240,000	235,091
Hawaiian Brand Intellectual Property, Ltd. 5.750%, 01/20/2026 (D)	20,802	19,598
HCA, Inc.
3.500%, 09/01/2030	40,000	36,261
4.625%, 03/15/2052	15,000	12,756
HEICO Corp. 5.350%, 08/01/2033	35,000	35,831

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Hightower Holding LLC 6.750%, 04/15/2029 (D)	$160,000	$144,205
Highwoods Realty LP
3.050%, 02/15/2030	15,000	12,393
4.125%, 03/15/2028	18,000	16,576
HUB International, Ltd. 5.625%, 12/01/2029 (D)	125,000	119,246
Humana, Inc.
5.500%, 03/15/2053	68,000	70,579
5.750%, 12/01/2028	30,000	31,358
Huntington Bancshares, Inc.
4.443%, (4.443% to 8-4-27, then Overnight SOFR + 1.970%), 08/04/2028	25,000	24,232
4.450%, (4.450% to 10-15-27, then 7 Year CMT + 4.045%), 10/15/2027 (F)	51,000	44,726
6.208%, (6.208% to 8-21-28, then Overnight SOFR + 2.020%), 08/21/2029	20,000	20,623
Intel Corp. 3.050%, 08/12/2051	40,000	28,167
Intercontinental Exchange, Inc.
1.850%, 09/15/2032	20,000	15,995
4.600%, 03/15/2033	10,000	9,942
International Flavors & Fragrances, Inc.
2.300%, 11/01/2030 (D)	50,000	41,344
3.468%, 12/01/2050 (D)	35,000	23,887
Iron Mountain, Inc. 7.000%, 02/15/2029 (D)	160,000	164,460
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (D)	15,000	14,100
JBS USA LUX SA 7.250%, 11/15/2053 (D)	15,000	16,300
Jones Lang LaSalle, Inc. 6.875%, 12/01/2028	30,000	31,749
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then Overnight SOFR + 2.040%), 04/22/2031	30,000	25,942
4.323%, (4.323% to 4-26-27, then Overnight SOFR + 1.560%), 04/26/2028	45,000	44,331
6.087%, (6.087% to 10-23-28, then Overnight SOFR + 1.570%), 10/23/2029	60,000	63,085
Kilroy Realty LP 2.500%, 11/15/2032	15,000	11,359
Kyndryl Holdings, Inc.
3.150%, 10/15/2031	65,000	54,312
4.100%, 10/15/2041	60,000	45,039
LBM Acquisition LLC 6.250%, 01/15/2029 (D)	43,000	38,397
LFS Topco LLC 5.875%, 10/15/2026 (D)	95,000	87,317
Liberty Mutual Group, Inc.
4.125%, (4.125% to 12-15-26, then 5 Year CMT + 3.315%), 12/15/2051 (D)	149,000	124,847
4.300%, 02/01/2061 (D)	275,000	180,357
Lowe's Companies, Inc.
4.250%, 04/01/2052	25,000	21,165
5.625%, 04/15/2053	10,000	10,484
LXP Industrial Trust 6.750%, 11/15/2028	15,000	15,760
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
M&T Bank Corp.
4.553%, (4.553% to 8-16-27, then SOFR Compounded Index + 1.780%), 08/16/2028	$40,000	$38,534
5.053%, (5.053% to 1-27-33, then Overnight SOFR + 1.850%), 01/27/2034	5,000	4,738
5.125%, (5.125% to 11-1-26, then 3 month LIBOR + 3.520%), 11/01/2026 (F)	117,000	101,068
7.413%, (7.413% to 10-30-28, then Overnight SOFR + 2.800%), 10/30/2029	25,000	26,891
MajorDrive Holdings IV LLC 6.375%, 06/01/2029 (D)	48,000	41,334
Medline Borrower LP 5.250%, 10/01/2029 (D)	190,000	179,090
Merck & Company, Inc. 5.150%, 05/17/2063	10,000	10,426
Meta Platforms, Inc.
3.850%, 08/15/2032	20,000	19,023
5.600%, 05/15/2053	30,000	32,515
Micron Technology, Inc.
4.185%, 02/15/2027	30,000	29,425
5.875%, 09/15/2033	10,000	10,401
Midcap Financial Issuer Trust 6.500%, 05/01/2028 (D)	200,000	187,100
Monongahela Power Company 5.850%, 02/15/2034 (D)	20,000	20,985
Morgan Stanley 3.622%, (3.622% to 4-1-30, then Overnight SOFR + 3.120%), 04/01/2031	42,000	38,692
MSCI, Inc. 3.625%, 09/01/2030 (D)	105,000	95,003
Nabors Industries, Inc. 9.125%, 01/31/2030 (D)	65,000	65,264
Nationstar Mortgage Holdings, Inc. 5.125%, 12/15/2030 (D)	110,000	99,455
NextEra Energy Capital Holdings, Inc. 3.800%, (3.800% to 3-15-27, then 5 Year CMT + 2.547%), 03/15/2082	165,000	139,759
NextEra Energy Operating Partners LP 7.250%, 01/15/2029 (D)	45,000	47,111
Nordstrom, Inc. 2.300%, 04/08/2024	35,000	34,522
Occidental Petroleum Corp.
4.500%, 07/15/2044	60,000	46,650
6.600%, 03/15/2046	20,000	21,655
OneMain Finance Corp. 9.000%, 01/15/2029	78,000	82,464
ONEOK, Inc.
5.800%, 11/01/2030	30,000	31,189
6.350%, 01/15/2031	20,000	21,360
6.625%, 09/01/2053	15,000	16,787
Open Text Holdings, Inc. 4.125%, 12/01/2031 (D)	138,000	121,974
Oracle Corp.
3.600%, 04/01/2050	55,000	40,739
6.250%, 11/09/2032	25,000	27,197
Ovintiv, Inc. 5.650%, 05/15/2025	25,000	25,108
Pacific Gas & Electric Company
4.550%, 07/01/2030	25,000	23,809
4.950%, 07/01/2050	53,000	45,272

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Pacific Gas & Electric Company (continued)
6.700%, 04/01/2053		$94,000	$101,990
Paramount Global
5.850%, 09/01/2043		15,000	13,501
5.900%, 10/15/2040		15,000	13,560
6.250%, (6.250% to 2-28-27, then 3 month LIBOR + 3.899%), 02/28/2057		9,000	7,882
6.375%, (6.375% to 3-30-27, then 5 Year CMT + 3.999% to 3-30-32, then 5 Year CMT + 4.249% to 3-30-47, then 5 Year CMT + 4.999%), 03/30/2062		115,000	103,500
Patterson-UTI Energy, Inc. 3.950%, 02/01/2028		30,000	27,943
PennyMac Financial Services, Inc.
5.750%, 09/15/2031 (D)		48,000	44,423
7.875%, 12/15/2029 (D)		15,000	15,441
Penske Truck Leasing Company LP
5.750%, 05/24/2026 (D)		10,000	10,079
6.050%, 08/01/2028 (D)		15,000	15,547
Performance Food Group, Inc. 4.250%, 08/01/2029 (D)		182,000	166,929
Philip Morris International, Inc.
5.125%, 02/15/2030		20,000	20,326
6.375%, 05/16/2038		15,000	16,784
Post Holdings, Inc. 5.500%, 12/15/2029 (D)		98,000	94,430
Presidio Holdings, Inc. 8.250%, 02/01/2028 (D)		63,000	63,648
Puget Energy, Inc. 4.224%, 03/15/2032		30,000	27,138
Qualcomm, Inc. 4.500%, 05/20/2052		20,000	18,676
Range Resources Corp.
4.750%, 02/15/2030 (D)		15,000	13,866
8.250%, 01/15/2029		45,000	46,574
Regions Financial Corp. 1.800%, 08/12/2028		25,000	21,415
Royalty Pharma PLC
2.200%, 09/02/2030		25,000	21,012
3.300%, 09/02/2040		21,000	15,774
3.350%, 09/02/2051		25,000	16,904
RTX Corp. 2.150%, 05/18/2030	EUR	190,000	192,175
Sempra
4.125%, (4.125% to 4-1-27, then 5 Year CMT + 2.868%), 04/01/2052		$441,000	378,452
4.875%, (4.875% to 10-15-25, then 5 Year CMT + 4.550%), 10/15/2025 (F)		84,000	82,174
Southern California Edison Company 4.875%, 03/01/2049		15,000	13,743
Southwest Gas Corp.
2.200%, 06/15/2030		30,000	25,532
4.050%, 03/15/2032		10,000	9,370
Spirit AeroSystems, Inc. 9.750%, 11/15/2030 (D)		55,000	59,124
STL Holding Company LLC 7.500%, 02/15/2026 (D)		110,000	106,832
Tapestry, Inc.
7.000%, 11/27/2026		20,000	20,734
7.700%, 11/27/2030		30,000	31,581
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Targa Resources Partners LP 6.875%, 01/15/2029	$40,000	$41,308
Terex Corp. 5.000%, 05/15/2029 (D)	88,000	82,940
The Allstate Corp. 6.500%, (6.500% to 5-15-37, then 3 month LIBOR + 2.120%), 05/15/2057	67,000	66,579
The Bank of New York Mellon Corp. 3.700%, (3.700% to 3-20-26, then 5 Year CMT + 3.352%), 03/20/2026 (F)	46,000	43,089
The Boeing Company
3.250%, 02/01/2035	40,000	33,735
3.950%, 08/01/2059	25,000	19,127
The Charles Schwab Corp.
2.450%, 03/03/2027	10,000	9,309
4.000%, (4.000% to 6-1-26, then 5 Year CMT + 3.168%), 06/01/2026 (F)	38,000	33,496
5.853%, (5.853% to 5-19-33, then Overnight SOFR + 2.500%), 05/19/2034	20,000	20,645
6.196%, (6.196% to 11-17-28, then Overnight SOFR + 1.878%), 11/17/2029	30,000	31,459
The Goldman Sachs Group, Inc.
1.948%, (1.948% to 10-21-26, then Overnight SOFR + 0.913%), 10/21/2027	30,000	27,445
2.600%, 02/07/2030	35,000	30,756
4.482%, (4.482% to 8-23-27, then Overnight SOFR + 1.725%), 08/23/2028	32,000	31,435
4.950%, (4.950% to 2-10-25, then 5 Year CMT + 3.224%), 02/10/2025 (F)	88,000	84,029
The Hertz Corp. 5.000%, 12/01/2029 (D)	205,000	168,163
The Michaels Companies, Inc.
5.250%, 05/01/2028 (D)	100,000	79,058
7.875%, 05/01/2029 (D)	113,000	71,144
The Southern Company 4.000%, (4.000% to 1-15-26, then 5 Year CMT + 3.733%), 01/15/2051	131,000	124,560
The Toledo Hospital 5.750%, 11/15/2038	85,000	84,429
T-Mobile USA, Inc.
3.000%, 02/15/2041	20,000	14,967
4.750%, 02/01/2028	20,000	19,927
6.000%, 06/15/2054	15,000	16,450
Uber Technologies, Inc. 4.500%, 08/15/2029 (D)	209,000	199,379
UL Solutions, Inc. 6.500%, 10/20/2028 (D)	25,000	26,286
UnitedHealth Group, Inc.
2.000%, 05/15/2030	40,000	34,572
3.750%, 10/15/2047	27,000	22,235
Unum Group 4.125%, 06/15/2051	45,000	33,591
Verizon Communications, Inc.
2.100%, 03/22/2028	37,000	33,470
3.400%, 03/22/2041	22,000	17,513
Viking Cruises, Ltd.
7.000%, 02/15/2029 (D)	90,000	89,226
9.125%, 07/15/2031 (D)	85,000	90,576

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Virginia Electric & Power Company 6.000%, 05/15/2037		$5,000	$5,375
Vital Energy, Inc. 9.750%, 10/15/2030		90,000	93,300
WarnerMedia Holdings, Inc.
3.788%, 03/15/2025		30,000	29,398
5.050%, 03/15/2042		37,000	32,618
5.141%, 03/15/2052		6,000	5,150
Wells Fargo & Company
3.900%, (3.900% to 3-15-26, then 5 Year CMT + 3.453%), 03/15/2026 (F)		129,000	119,190
4.611%, (4.611% to 4-25-52, then Overnight SOFR + 2.130%), 04/25/2053		15,000	13,485
4.808%, (4.808% to 7-25-27, then Overnight SOFR + 1.980%), 07/25/2028		20,000	19,853
5.389%, (5.389% to 4-24-33, then Overnight SOFR + 2.020%), 04/24/2034		50,000	50,217
5.574%, (5.574% to 7-25-28, then Overnight SOFR + 1.740%), 07/25/2029		15,000	15,316
Western Midstream Operating LP
4.050%, 02/01/2030		183,000	171,131
5.450%, 04/01/2044		20,000	18,106
Windsor Holdings III LLC 8.500%, 06/15/2030 (D)		110,000	114,953
			15,646,913
TOTAL CORPORATE BONDS (Cost $26,175,507)			$26,128,107
CONVERTIBLE BONDS - 5.6%
Canada - 0.1%
Shopify, Inc. 0.125%, 11/01/2025		110,000	103,730
China - 0.2%
NIO, Inc. 0.500%, 02/01/2027 (H)		392,000	358,680
Smart Insight International, Ltd. 4.500%, 12/05/2023 (G)	HKD	2,000,000	23,695
			382,375
Italy - 0.1%
DiaSorin SpA 4.485%, 05/05/2028 (C)	EUR	100,000	90,981
Luxembourg - 0.0%
Arrival SA 3.500%, 12/01/2026 (D)(G)		$515,000	5,150
Singapore - 0.2%
Sea, Ltd. 0.250%, 09/15/2026		498,000	409,605
United States - 5.0%
3D Systems Corp. 9.841%, 11/15/2026 (C)		28,000	21,294
Affirm Holdings, Inc. 7.153%, 11/15/2026 (C)		90,000	73,575
Airbnb, Inc. 4.924%, 03/15/2026 (C)		130,000	116,753
Alarm.com Holdings, Inc. 5.957%, 01/15/2026 (C)		140,000	124,180
Alliant Energy Corp. 3.875%, 03/15/2026 (D)		315,000	312,638
American Water Capital Corp. 3.625%, 06/15/2026 (D)		315,000	314,528
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Apellis Pharmaceuticals, Inc. 3.500%, 09/15/2026	$60,000	$97,728
Axon Enterprise, Inc. 0.500%, 12/15/2027	46,000	57,983
Bandwidth, Inc.
0.250%, 03/01/2026	47,000	38,836
0.500%, 04/01/2028	90,000	56,385
Bentley Systems, Inc. 0.125%, 01/15/2026	135,000	133,394
Beyond Meat, Inc. 69.491%, 03/15/2027 (C)	130,000	23,400
BILL Holdings, Inc. 5.872%, 04/01/2027 (C)	121,000	100,249
Block, Inc. 0.250%, 11/01/2027	187,000	153,574
Cable One, Inc. 1.125%, 03/15/2028	50,000	37,875
Cardlytics, Inc. 1.000%, 09/15/2025	70,000	43,050
CenterPoint Energy, Inc. 4.250%, 08/15/2026 (D)	315,000	316,418
Ceridian HCM Holding, Inc. 0.250%, 03/15/2026	140,000	125,650
CMS Energy Corp. 3.375%, 05/01/2028 (D)	85,000	84,065
Cracker Barrel Old Country Store, Inc. 0.625%, 06/15/2026	475,000	409,118
Cytokinetics, Inc. 3.500%, 07/01/2027	80,000	140,400
DigitalOcean Holdings, Inc. 6.739%, 12/01/2026 (C)	107,000	88,211
DraftKings Holdings, Inc. 5.323%, 03/15/2028 (C)	95,000	76,143
Dropbox, Inc., Zero Coupon 0.000%, 03/01/2028	130,000	130,813
Duke Energy Corp. 4.125%, 04/15/2026 (D)	395,000	395,988
Enphase Energy, Inc. 2.811%, 03/01/2028 (C)	25,000	22,235
Etsy, Inc. 0.250%, 06/15/2028	165,000	132,099
Euronet Worldwide, Inc. 0.750%, 03/15/2049	42,000	39,270
Exact Sciences Corp.
0.375%, 03/15/2027	115,000	111,263
2.000%, 03/01/2030 (D)	17,000	20,392
FirstEnergy Corp. 4.000%, 05/01/2026 (D)	320,000	316,960
Fluor Corp. 1.125%, 08/15/2029 (D)	18,000	19,575
Health Catalyst, Inc. 2.500%, 04/15/2025	5,000	4,738
JetBlue Airways Corp. 0.500%, 04/01/2026 (H)	390,000	280,797
John Bean Technologies Corp. 0.250%, 05/15/2026	115,000	103,776
Lumentum Holdings, Inc. 0.500%, 06/15/2028	90,000	70,821
MP Materials Corp. 0.250%, 04/01/2026 (D)(H)	345,000	305,981
Nabors Industries, Inc. 0.750%, 01/15/2024	26,000	25,129
NCL Corp., Ltd. 2.500%, 02/15/2027	129,000	120,744

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS (continued)
United States (continued)
Nutanix, Inc. 0.250%, 10/01/2027	$40,000	$41,600
NuVasive, Inc. 0.375%, 03/15/2025	95,000	87,400
Okta, Inc. 0.125%, 09/01/2025	100,000	92,050
PAR Technology Corp. 1.500%, 10/15/2027	25,000	22,075
Patrick Industries, Inc. 1.750%, 12/01/2028	42,000	47,670
Pebblebrook Hotel Trust 1.750%, 12/15/2026	65,000	57,889
Pegasystems, Inc. 0.750%, 03/01/2025	122,000	112,667
Rapid7, Inc. 0.250%, 03/15/2027	125,000	112,266
Redfin Corp. 0.500%, 04/01/2027 (H)	115,000	73,819
Repay Holdings Corp. 8.120%, 02/01/2026 (C)(D)	475,000	402,563
Shake Shack, Inc. 5.086%, 03/01/2028 (C)	25,000	20,270
Shift4 Payments, Inc. 0.500%, 08/01/2027	90,000	83,871
Snap, Inc. 0.125%, 03/01/2028	650,000	508,300
Splunk, Inc. 1.125%, 06/15/2027	85,000	82,323
Spotify USA, Inc. 5.883%, 03/15/2026 (C)	140,000	123,200
Stem, Inc. 0.500%, 12/01/2028 (D)	135,000	68,568
Teladoc Health, Inc. 1.250%, 06/01/2027	97,000	79,724
The Greenbrier Companies, Inc. 2.875%, 04/15/2028	115,000	112,815
The Southern Company 3.875%, 12/15/2025 (D)	390,000	390,195
Uber Technologies, Inc. 0.875%, 12/01/2028 (D)	103,000	112,013
Uber Technologies, Inc., Zero Coupon 0.000%, 12/15/2025	130,000	132,192
Unity Software, Inc. 6.553%, 11/15/2026 (C)	110,000	91,410
Ventas Realty LP 3.750%, 06/01/2026 (D)	80,000	84,400
		7,985,308
TOTAL CONVERTIBLE BONDS (Cost $9,797,869)		$8,977,149
MUNICIPAL BONDS - 0.2%
United States - 0.2%
Chicago Transit Authority, Series A (Illinois) 6.899%, 12/01/2040	19,406	22,169
City of New York (New York) 5.828%, 10/01/2053	30,000	33,818
Grand Parkway Transportation Corp. (Texas) 3.236%, 10/01/2052	190,000	142,713
Metropolitan Transportation Authority (New York) 6.668%, 11/15/2039	15,000	16,529
New York City Transitional Finance Authority 4.750%, 02/01/2029	45,000	45,393
Opportunistic Fixed Income Trust (continued)
		Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
United States (continued)
Sales Tax Securitization Corp. (Illinois) 3.238%, 01/01/2042		$25,000	$20,129
State of Illinois, GO 5.100%, 06/01/2033		40,000	39,578
TOTAL MUNICIPAL BONDS (Cost $374,173)			$320,329
TERM LOANS (I) - 2.3%
Luxembourg - 0.1%
Delta 2 Lux Sarl, 2022 Term Loan B (3 month CME Term SOFR + 2.250%) 7.598%, 01/15/2030		140,000	140,263
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month CME Term SOFR + 3.500%) 8.948%, 10/01/2026		97,005	97,421
			237,684
Netherlands - 0.1%
Boels Topholding BV, 2021 EUR Term Loan B (1 and 3 month EURIBOR + 3.250%) 7.202%, 02/06/2027	EUR	133,621	147,388
Sweden - 0.1%
Verisure Holding AB, 2020 EUR Term Loan B (3 month EURIBOR + 3.000%) 6.969%, 03/27/2028		155,000	170,652
United States - 2.0%
Artera Services LLC, Incremental Term Loan (3 month CME Term SOFR + 3.500%) 8.948%, 03/06/2025		$97,500	91,498
Asurion LLC, 2020 Term Loan B8 (1 month CME Term SOFR + 3.250%) 8.720%, 12/23/2026		144,113	143,633
Asurion LLC, 2021 2nd Lien Term Loan B3 (1 month CME Term SOFR + 5.250%) 10.720%, 01/31/2028		245,000	232,953
athenahealth, Inc., 2022 Term Loan B (1 month CME Term SOFR + 3.250%) 8.606%, 02/15/2029		98,361	97,820
Berlin Packaging LLC, 2021 Term Loan B5 (1 and 3 month CME Term SOFR + 3.750%) 9.214%, 03/11/2028		166,175	166,193
Caesars Entertainment, Inc., Term Loan B (1 month CME Term SOFR + 3.250%) 8.706%, 02/06/2030		104,213	104,359
Cinemark USA, Inc., 2023 Term Loan B (1 and 3 month CME Term SOFR + 3.750%) 9.107%, 05/24/2030		124,375	124,251
Emerald Debt Merger Sub LLC, Term Loan B (1 month CME Term SOFR + 3.000%) 8.356%, 05/31/2030		111,555	111,877
Great Outdoors Group LLC, 2021 Term Loan B1 (1 month CME Term SOFR + 3.750%) 9.220%, 03/06/2028		97,017	96,920
Hanesbrands, Inc., 2023 Term Loan B (1 month CME Term SOFR + 3.750%) 9.106%, 03/08/2030		99,250	99,002
HUB International, Ltd., 2023 Term Loan B (3 month CME Term SOFR + 4.250%) 9.662%, 06/20/2030		104,256	104,649
IRB Holding Corp., 2022 Term Loan B (1 month CME Term SOFR + 3.000%) 8.456%, 12/15/2027		195,502	195,641
LBM Acquisition LLC, Term Loan B (1 month CME Term SOFR + 3.750%) 9.106%, 12/17/2027		100,547	99,228

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
TERM LOANS (I) (continued)
United States (continued)
Medline Borrower LP, USD Term Loan B (1 month CME Term SOFR + 3.000%) 8.470%, 10/23/2028	$101,666	$102,079
MH Sub I LLC, 2023 Term Loan (1 month CME Term SOFR + 4.250%) 9.606%, 05/03/2028	97,989	96,179
NEP Group, Inc., 2018 1st Lien Term Loan 10/20/2025 TBD (J)	90,000	84,787
Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan (1 month CME Term SOFR + 3.250%) 8.710%, 10/05/2028	97,044	97,188
Sedgwick Claims Management Services, Inc., 2023 Term Loan B (1 month CME Term SOFR + 3.750%) 9.106%, 02/24/2028	193,508	193,965
Tecta America Corp., 2021 Term Loan (1 month CME Term SOFR + 4.000%) 9.470%, 04/10/2028	126,750	126,908
The Michaels Companies, Inc., 2021 Term Loan B (3 month CME Term SOFR + 4.250%) 9.860%, 04/15/2028	126,750	104,822
TransDigm, Inc., 2023 Term Loan I (3 month CME Term SOFR + 3.250%) 8.598%, 08/24/2028	165,084	165,703
UFC Holdings LLC, 2021 Term Loan B (3 month CME Term SOFR + 2.750%) 8.399%, 04/29/2026	175,363	175,826
USI, Inc., 2022 Incremental Term Loan (3 month CME Term SOFR + 3.750%) 9.110%, 11/22/2029	199,277	199,433
Windsor Holdings III LLC, USD Term Loan B (1 month CME Term SOFR + 4.500%) 9.841%, 08/01/2030	114,711	115,320
WW International, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.500%) 8.970%, 04/13/2028	94,500	66,465
		3,196,699
TOTAL TERM LOANS (Cost $3,794,585)		$3,752,423
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.7%
Commercial and residential - 1.3%
Angel Oak Mortgage Trust, Series 2020-3, Class M1, 3.809%, 04/25/2065 (D)(K)	180,000	163,483
ANTLR Mortgage Trust, Series 2021-RTL1, Class A1, 3.115%, 11/25/2024 (D)	19,950	19,891
BANK
Series 2020-BN25, Class AS, 2.841%, 01/15/2063	60,000	50,252
Series 2021-BN37, Class XA IO, 0.601%, 11/15/2064	992,201	29,583
Series 2022-BNK42, Class AS, 4.722%, 06/15/2055 (K)	60,000	55,672
BBCMS Mortgage Trust, Series 2023-C20, Class AS, 5.973%, 07/15/2056 (K)	15,000	15,432
Benchmark Mortgage Trust
Series 2018-B1, Class AM, 3.878%, 01/15/2051 (K)	85,000	76,155
Series 2019-B10, Class XA IO, 1.194%, 03/15/2062	533,532	26,522
Series 2020-B16, Class AM, 2.944%, 02/15/2053 (K)	60,000	50,721
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BRAVO Residential Funding Trust
Series 2020-NQM1, Class M1, 3.181%, 05/25/2060 (D)(K)	$180,000	$166,042
Series 2021-NQM1, Class M1, 2.316%, 02/25/2049 (D)(K)	100,000	76,568
BX Commercial Mortgage Trust, Series 2020-VKNG, Class F (1 month CME Term SOFR + 2.864%), 8.226%, 10/15/2037 (D)(L)	189,000	183,405
BX Trust
Series 2021-ARIA, Class C (1 month CME Term SOFR + 1.760%), 7.122%, 10/15/2036 (D)(L)	25,000	24,153
Series 2021-MFM1, Class D (1 month CME Term SOFR + 1.614%), 6.976%, 01/15/2034 (D)(L)	42,144	41,084
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E (1 month CME Term SOFR + 2.197%), 7.809%, 12/15/2037 (D)(L)	120,000	117,585
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.360%, 07/10/2028 (D)(K)	100,000	102,734
CSMC Trust, Series 2021-NQM6, Class A2, 1.379%, 07/25/2066 (D)(K)	67,646	53,945
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.322%, 05/10/2050 (K)	25,000	19,069
LHOME Mortgage Trust, Series 2021-RTL2, Class A1 (2.090% to 1-25-24, then 3.090% thereafter), 2.090%, 06/25/2026 (D)	64,136	63,570
MFA Trust, Series 2023-NQM1, Class A1 (5.750% to 1-1-27, then 6.750% thereafter), 5.750%, 11/25/2067 (D)	88,376	87,889
NYMT Loan Trust I, Series 2021-BPL1, Class A1 (2.239% to 5-25-24, then 4.239% thereafter), 2.239%, 05/25/2026 (D)	130,148	129,073
OBX Trust, Series 2022-NQM5, Class A1 (4.310% to 5-1-26, then 5.310% thereafter), 4.310%, 05/25/2062 (D)	106,450	103,988
PRPM LLC, Series 2021-5, Class A1 (1.793% to 6-25-24, then 4.793% to 6-25-25, then 5.793% thereafter), 1.793%, 06/25/2026 (D)	100,422	97,816
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class AS (1 month CME Term SOFR + 1.614%), 6.970%, 11/25/2036 (D)(L)	55,000	53,782
Verus Securitization Trust
Series 2020-5, Class M1, 2.601%, 05/25/2065 (D)(K)	100,000	83,863
Series 2020-INV1, Class A3, 3.889%, 03/25/2060 (D)(K)	100,000	96,655
Series 2021-5, Class A1, 1.013%, 09/25/2066 (D)(K)	66,480	54,540
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class C, 4.979%, 06/15/2044 (D)(K)	53,178	49,489

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
WSTN Trust, Series 2023-MAUI, Class B, 7.018%, 07/05/2037 (D)(K)	$30,000	$29,753
		2,122,714
U.S. Government Agency - 2.4%
Federal Home Loan Mortgage Corp.
Series 2020-DNA6, Class B1 (30 day Average SOFR + 3.000%), 8.337%, 12/25/2050 (D)(L)	35,000	36,222
Series 2021-DNA6, Class M2 (30 day Average SOFR + 1.500%), 6.837%, 10/25/2041 (D)(L)	188,000	186,355
Series 2021-HQA1, Class M2 (30 day Average SOFR + 2.250%), 7.587%, 08/25/2033 (D)(L)	163,850	163,382
Series 2021-HQA3, Class M2 (30 day Average SOFR + 2.100%), 7.437%, 09/25/2041 (D)(L)	355,000	350,223
Series 2022-DNA1, Class B1 (30 day Average SOFR + 3.400%), 8.737%, 01/25/2042 (D)(L)	175,000	174,295
Series 2022-DNA3, Class M1B (30 day Average SOFR + 2.900%), 8.237%, 04/25/2042 (D)(L)	60,000	61,607
Series 2022-DNA5, Class M2 (30 day Average SOFR + 6.750%), 12.087%, 06/25/2042 (D)(L)	75,000	83,566
Series 2022-HQA1, Class M1B (30 day Average SOFR + 3.500%), 8.837%, 03/25/2042 (D)(L)	20,000	20,708
Series 2022-HQA1, Class M2 (30 day Average SOFR + 5.250%), 10.587%, 03/25/2042 (D)(L)	560,000	597,184
Series 2022-HQA3, Class M1B (30 day Average SOFR + 3.550%), 8.887%, 08/25/2042 (D)(L)	60,000	62,033
Series 2023-DNA1, Class M2 (30 day Average SOFR + 5.500%), 10.837%, 03/25/2043 (D)(L)	35,000	37,663
Series 2023-DNA2, Class B1 (30 day Average SOFR + 7.600%), 12.937%, 04/25/2043 (D)(L)	20,000	21,790
Series 2023-HQA2, Class M1B (30 day Average SOFR + 3.350%), 8.687%, 06/25/2043 (D)(L)	50,000	52,770
Series 324, Class C18 IO, 4.000%, 12/15/2033	196,635	19,912
Series 4446, Class BI IO, 6.500%, 04/15/2039	78,717	14,809
Series 4898, Class SA IO, 0.647%, 07/15/2049	476,330	39,548
Series 4954, Class SL IO, 0.598%, 02/25/2050	1,319,788	150,210
Series 4999, Class KS IO, 0.698%, 12/25/2042	369,190	31,258
Series 4999, Class PS IO, 0.498%, 03/25/2044	473,463	36,338
Series K103, Class X1 IO, 0.639%, 11/25/2029	1,019,636	31,756
Series K106, Class X3 IO, 1.908%, 03/25/2048	490,000	45,122
Series K122, Class X1 IO, 0.879%, 11/25/2030	99,184	4,682
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series K129, Class X3 IO, 3.163%, 05/25/2031	$165,000	$29,688
Series K737, Class X1 IO, 0.631%, 10/25/2026	483,049	6,526
Series K740, Class X3 IO, 2.478%, 11/25/2047	135,000	10,496
Series K742, Class X3, IO, 2.595%, 04/25/2028	100,000	9,070
Series Q014, Class X IO, 2.786%, 10/25/2055	152,739	20,083
Federal National Mortgage Association
Series 2016-88, Class SK IO, 0.548%, 12/25/2046	378,562	40,533
Series 2018-C05, Class 1B1 (30 day Average SOFR + 4.364%), 9.702%, 01/25/2031 (L)	230,000	249,075
Series 2019-25, Class SA IO, 0.598%, 06/25/2049	1,623,884	194,913
Series 2019-50, Class S IO, 0.598%, 09/25/2049	951,917	107,339
Series 2019-68, Class SC IO, 0.548%, 11/25/2049	318,168	33,911
Series 2021-67, Class IG IO, 3.000%, 10/25/2051	132,015	21,185
Series 2022-R02, Class 2B1 (30 day Average SOFR + 4.500%), 9.837%, 01/25/2042 (D)(L)	175,000	180,158
Series 2022-R03, Class 1B1 (30 day Average SOFR + 6.250%), 11.587%, 03/25/2042 (D)(L)	69,000	75,645
Series 2022-R03, Class 1M2 (30 day Average SOFR + 3.500%), 8.837%, 03/25/2042 (D)(L)	59,000	61,641
Series 2022-R04, Class 1B1 (30 day Average SOFR + 5.250%), 10.587%, 03/25/2042 (D)(L)	165,000	175,798
Series 2022-R05, Class 2B1 (30 day Average SOFR + 4.500%), 9.837%, 04/25/2042 (D)(L)	70,000	72,020
Series 2023-R01, Class 1B1 (30 day Average SOFR + 5.100%), 10.437%, 12/25/2042 (D)(L)	20,000	21,367
Series 2023-R02, Class 1M2 (30 day Average SOFR + 3.350%), 8.687%, 01/25/2043 (D)(L)	40,000	41,908
Series 2023-R03, Class 2M2 (30 day Average SOFR + 3.900%), 9.237%, 04/25/2043 (D)(L)	35,000	37,502
Series 2023-R05, Class 1M2 (30 day Average SOFR + 3.100%), 8.437%, 06/25/2043 (D)(L)	36,000	37,594
Series 2023-R06, Class 1B1 (30 day Average SOFR + 3.900%), 9.237%, 07/25/2043 (D)(L)	20,000	20,394
Series 2023-R08, Class 1B1 (30 day Average SOFR + 3.550%), 8.887%, 10/25/2043 (D)(L)	35,000	35,467
Series 410, Class C8 IO, 4.000%, 04/25/2032	115,349	11,246
Series 437, Class C8 IO, 2.500%, 06/25/2052	122,472	18,318

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association
Series 2015-62, Class CI IO, 4.500%, 05/20/2045	$127,798	$24,574
Series 2017-130, Class IO, 4.500%, 02/20/2040	131,340	22,041
Series 2018-168, Class AI IO, 5.000%, 12/16/2048	109,491	19,962
		3,799,887
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,834,016)		$5,922,601
ASSET BACKED SECURITIES - 3.0%
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class B (1 month CME Term SOFR + 1.714%), 7.076%, 08/15/2034 (D)(L)	110,000	106,223
Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class A, 6.020%, 02/20/2030 (D)	100,000	102,959
Bain Capital Credit CLO, Ltd., Series 2020-5A, Class E (3 month CME Term SOFR + 7.162%), 12.577%, 01/20/2032 (D)(L)	250,000	249,965
Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E (3 month CME Term SOFR + 7.282%), 12.675%, 01/15/2033 (D)(L)	250,000	249,074
BlueMountain CLO, Ltd., Series 2018-2A, Class D (3 month CME Term SOFR + 3.412%), 8.791%, 08/15/2031 (D)(L)	250,000	238,820
Bojangles Issuer LLC, Series 2020-1A, Class A2, 3.832%, 10/20/2050 (D)	122,813	114,754
BSPRT Issuer, Ltd., Series 2023-FL10, Class A (1 month CME Term SOFR + 2.259%), 7.621%, 09/15/2035 (D)(L)	100,000	100,000
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.710%, 07/10/2029 (D)	10,000	10,167
CoreVest American Finance Trust, Series 2020-4, Class B, 1.707%, 12/15/2052 (D)	100,000	90,829
Domino's Pizza Master Issuer LLC
Series 2019-1A, Class A2, 3.668%, 10/25/2049 (D)	48,125	43,906
Series 2021-1A, Class A2II, 3.151%, 04/25/2051 (D)	58,500	50,150
Exeter Automobile Receivables Trust
Series 2023-1A, Class D, 6.690%, 06/15/2029	40,000	40,296
Series 2023-4A, Class C, 6.510%, 08/15/2028	50,000	50,582
Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 09/15/2027 (D)	112,000	100,282
Ford Credit Auto Owner Trust, Series 2023-2, Class C, 6.160%, 02/15/2036 (D)	100,000	102,056
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust
Series 2023-1A, Class C, 6.380%, 12/15/2028 (D)	$32,000	$32,267
Series 2023-3A, Class D, 6.440%, 05/15/2029 (D)	30,000	30,104
Greystone Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class B (1 month CME Term SOFR + 1.764%), 7.126%, 07/15/2039 (D)(L)	100,000	96,418
Hertz Vehicle Financing LLC
Series 2021-2A, Class B, 2.120%, 12/27/2027 (D)	100,000	90,325
Series 2022-2A, Class C, 2.950%, 06/26/2028 (D)	100,000	89,309
Series 2022-2A, Class B, 2.650%, 06/26/2028 (D)	100,000	90,421
Series 2023-4A, Class A, 6.150%, 03/25/2030 (D)	100,000	103,627
Home Partners of America Trust, Series 2022-1, Class D, 4.730%, 04/17/2039 (D)	149,111	138,326
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 07/15/2039 (D)	171,994	151,695
Lendbuzz Securitization Trust, Series 2021-1A, Class A, 1.460%, 06/15/2026 (D)	56,982	55,147
MAPS Trust, Series 2021-1A, Class A, 2.521%, 06/15/2046 (D)	113,606	99,822
MFA LLC, Series 2021-NPL1, Class A1 (2.363% to 3-25-24, then 5.363% to 3-25-25, then 6.363% thereafter), 2.363%, 03/25/2060 (D)	50,923	50,211
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/2061 (D)	120,000	105,011
Octagon Investment Partners 49, Ltd., Series 2020-5A, Class D (3 month CME Term SOFR + 3.662%), 9.055%, 01/15/2033 (D)(L)	250,000	249,266
OZLM VII, Ltd., Series 2014-7RA, Class CR (3 month CME Term SOFR + 3.262%), 8.664%, 07/17/2029 (D)(L)	250,000	249,796
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A2 (3.598% to 6-25-25, then 7.598% thereafter), 3.598%, 02/25/2061 (D)	185,000	167,851
Progress Residential Trust
Series 2021-SFR2, Class D, 2.197%, 04/19/2038 (D)	100,000	90,321
Series 2022-SFR1, Class E1, 3.930%, 02/17/2041 (D)	150,000	129,917
Series 2022-SFR4, Class C, 4.888%, 05/17/2041 (D)	100,000	94,742
Stratus CLO, Ltd., Series 2021-1A, Class D (3 month CME Term SOFR + 2.762%), 8.177%, 12/29/2029 (D)(L)	250,000	248,830
Symphony CLO XXII, Ltd., Series 2020-22A, Class C (3 month CME Term SOFR + 2.412%), 7.807%, 04/18/2033 (D)(L)	250,000	248,249

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Texas Natural Gas Securitization Finance Corp., Series 2023-1, Class A2, 5.169%, 04/01/2041	$50,000	$51,669
TRTX Issuer, Ltd., Series 2019-FL3, Class D (1 month CME Term SOFR + 2.564%), 7.926%, 10/15/2034 (D)(L)	100,000	95,332
Vericrest Opportunity Loan Transferee
Series 2021-NPL5, Class A1 (2.116% to 2-25-24, then 5.116% to 2-25-25, then 6.116% thereafter), 2.116%, 03/27/2051 (D)	47,426	46,108
Series 2021-NP11, Class A1 (1.868% to 7-25-24, then 4.868% to 7-25-25, then 5.868% thereafter), 1.868%, 08/25/2051 (D)	142,146	134,398
Voya CLO, Ltd., Series 2013-3A, Class BRR (3 month CME Term SOFR + 2.511%), 7.906%, 10/18/2031 (D)(L)	250,000	245,363
TOTAL ASSET BACKED SECURITIES (Cost $4,958,044)		$4,834,588
COMMON STOCKS - 0.0%
United Kingdom - 0.0%
Endeavour Mining PLC	1,012	22,737
TOTAL COMMON STOCKS (Cost $79,464)		$22,737
PREFERRED SECURITIES - 0.6%
United States - 0.6%
AGNC Investment Corp., 7.750% (7.750% to 10-15-27, then 5 Year CMT + 4.390%)	10,000	216,200
AGNC Investment Corp., 6.125% (6.125% to 4-15-25, then 3 month LIBOR + 4.697%)	10,000	217,600
AT&T, Inc., 5.000%	4,025	84,485
Athene Holding, Ltd., 6.375% (6.375% to 9-30-25, then 5 Year CMT + 5.970%)	2,995	72,539
Bank of America Corp., 7.250%	87	104,859
JPMorgan Chase & Co., 4.200%	2,000	38,020
Morgan Stanley, 4.250%	4,250	81,048
SCE Trust VII, 7.500%	3,100	80,848
Wells Fargo & Company, 7.500%	110	131,518
		1,027,117
TOTAL PREFERRED SECURITIES (Cost $994,705)		$1,027,117
SHORT-TERM INVESTMENTS - 10.3%
Short-term funds - 10.3%
John Hancock Collateral Trust, 5.3645% (M)(N)	189,122	1,891,256
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.2982% (M)	14,691,207	14,691,207
TOTAL SHORT-TERM INVESTMENTS (Cost $16,582,497)		$16,582,463
Total Investments (Opportunistic Fixed Income Trust) (Cost $195,599,399) - 119.2%		$192,111,636
Other assets and liabilities, net - (19.2%)		(30,968,505)
TOTAL NET ASSETS - 100.0%		$161,143,131
SALE COMMITMENTS OUTSTANDING - (2.6%)
U.S. Government Agency - (2.6)%
Federal National Mortgage Association
3.500%, TBA (B)	$(140,000)	$(128,516)
4.000%, TBA (B)	(499,000)	(471,730)
Opportunistic Fixed Income Trust (continued)
	Shares or Principal Amount	Value
SALE COMMITMENTS OUTSTANDING (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
4.000%, TBA (B)	(631,000)	(597,182)
4.500%, TBA (B)	(55,000)	(53,359)
4.500%, TBA (B)	(1,042,000)	(1,036,382)
6.000%, TBA (B)	(996,000)	(1,011,874)
Government National Mortgage Association 4.500%, TBA (B)	$(970,000)	(946,980)
TOTAL SALE COMMITMENTS OUTSTANDING (Proceeds received $4,190,994)		$(4,246,023)
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DOP	Dominican Republic Peso
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $29,517,254 or 18.3% of the fund's net assets as of 12-31-23.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Non-income producing - Issuer is in default.
(H)	All or a portion of this security is on loan as of 12-31-23.
(I)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(J)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
Opportunistic Fixed Income Trust (continued)
(K)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(L)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(M)	The rate shown is the annualized seven-day yield as of 12-31-23.
(N)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	61	Long	Mar 2024	$4,742,503	$4,851,483	$108,980
10-Year U.S. Treasury Note Futures	149	Long	Mar 2024	16,479,361	16,820,703	341,342
2-Year U.S. Treasury Note Futures	157	Long	Mar 2024	32,018,262	32,328,508	310,246
5-Year Canada Government Bond Futures	10	Long	Mar 2024	836,035	850,458	14,423
5-Year U.S. Treasury Note Futures	210	Long	Mar 2024	22,555,508	22,842,421	286,913
Euro SCHATZ Futures	2	Long	Mar 2024	234,597	235,241	644
Ultra 10-Year U.S. Treasury Note Futures	2	Long	Mar 2024	225,483	236,031	10,548
10-Year Canada Government Bond Futures	29	Short	Mar 2024	(2,661,632)	(2,717,799)	(56,167)
10-Year Japan Government Bond Futures	7	Short	Mar 2024	(7,265,669)	(7,283,475)	(17,806)
Euro-BTP Italian Government Bond Futures	26	Short	Mar 2024	(3,325,320)	(3,419,927)	(94,607)
Euro-Buxl Futures	30	Short	Mar 2024	(4,407,259)	(4,693,215)	(285,956)
Euro-OAT Futures	11	Short	Mar 2024	(1,553,777)	(1,596,985)	(43,208)
German Euro BOBL Futures	3	Short	Mar 2024	(390,984)	(395,038)	(4,054)
German Euro BUND Futures	1	Short	Mar 2024	(147,641)	(151,484)	(3,843)
U.S. Treasury Long Bond Futures	24	Short	Mar 2024	(2,779,268)	(2,998,500)	(219,232)
Ultra U.S. Treasury Bond Futures	3	Short	Mar 2024	(396,620)	(400,781)	(4,161)
						$344,062

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	65,000	USD	44,612	CITI	1/31/2024	—	$(278)
AUD	1,886,000	USD	1,277,744	GSI	1/31/2024	$8,628	—
BRL	41,069,000	USD	8,388,276	GSI	1/3/2024	66,309	—
BRL	41,069,000	USD	8,483,052	MSI	1/3/2024	—	(28,465)
BRL	1,254,000	USD	253,092	GSI	3/4/2024	3,505	—
BRL	375,000	USD	76,671	HSBC	3/4/2024	62	—
BRL	69,000	USD	13,930	MSI	3/4/2024	189	—
CAD	2,365,000	USD	1,774,253	BARC	1/31/2024	11,318	—
CAD	1,372,000	USD	1,033,209	MSI	1/31/2024	2,649	—
CAD	115,000	USD	84,823	BARC	3/20/2024	2,057	—
CLP	193,277,000	USD	223,718	CITI	1/31/2024	—	(4,725)
CNY	1,149,000	USD	160,690	GSI	3/20/2024	1,418	—
COP	3,018,305,000	USD	757,595	JPM	1/31/2024	16,851	—
COP	336,587,000	USD	83,438	SSB	3/20/2024	2,093	—
CZK	560,000	USD	24,977	CITI	3/20/2024	13	—
EUR	1,168,000	USD	1,280,419	BARC	1/31/2024	10,407	—
EUR	105,000	USD	116,881	CITI	1/31/2024	—	(839)
The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	91,000	USD	100,297	BOA	3/20/2024	$471	—
EUR	240,000	USD	260,028	CITI	3/20/2024	5,735	—
EUR	64,000	USD	69,063	GSI	3/20/2024	1,807	—
EUR	87,000	USD	95,060	MSI	3/20/2024	1,279	—
GBP	2,022,000	USD	2,565,803	BARC	1/31/2024	11,932	—
GBP	41,000	USD	52,169	JPM	3/20/2024	111	—
HUF	659,789,000	USD	1,882,315	MSI	1/31/2024	12,176	—
HUF	44,500,000	USD	127,789	BOA	3/20/2024	—	$(609)
HUF	50,465,000	USD	144,285	GSI	3/20/2024	—	(57)
HUF	16,200,000	USD	46,577	JPM	3/20/2024	—	(277)
HUF	11,500,000	USD	32,919	MSI	3/20/2024	—	(52)
IDR	27,555,537,000	USD	1,774,857	SCB	1/31/2024	15,178	—
IDR	1,911,000,000	USD	123,466	DB	3/20/2024	640	—
IDR	469,000,000	USD	30,399	GSI	3/20/2024	59	—
IDR	7,935,389,000	USD	505,922	JPM	3/20/2024	9,425	—
IDR	1,765,000,000	USD	114,376	MSI	3/20/2024	249	—
INR	10,355,000	USD	123,841	DB	3/20/2024	159	—
INR	11,167,000	USD	133,593	GSI	3/20/2024	131	—
INR	4,990,000	USD	59,915	JPM	3/20/2024	—	(160)
JPY	71,957,000	USD	507,456	BARC	1/31/2024	4,963	—
JPY	940,824,000	USD	6,552,483	MSI	1/31/2024	147,305	—
KRW	2,421,230,000	USD	1,855,932	JPM	1/31/2024	16,106	—
KZT	12,800,000	USD	27,509	BOA	2/7/2024	351	—
KZT	10,900,000	USD	23,406	BOA	2/9/2024	307	—
KZT	23,500,000	USD	49,370	GSI	2/14/2024	1,689	—
MXN	5,570,000	USD	320,982	BARC	1/24/2024	5,941	—
MXN	5,570,000	USD	320,493	MSI	1/24/2024	6,430	—
MXN	7,780,000	USD	444,448	CITI	3/13/2024	8,552	—
MXN	960,000	USD	54,316	BARC	3/20/2024	1,517	—
MXN	1,260,000	USD	73,577	CITI	3/20/2024	—	(297)
MXN	550,000	USD	31,980	HSBC	3/20/2024	8	—
MXN	9,710,000	USD	550,142	MSI	5/6/2024	10,152	—
MXN	11,140,000	USD	620,890	GSI	7/24/2024	13,462	—
MXN	3,345,000	USD	183,137	CITI	9/13/2024	5,734	—
MXN	4,435,000	USD	240,405	HSBC	9/13/2024	10,011	—
MXN	9,710,000	USD	508,963	CITI	11/6/2024	34,590	—
MYR	1,855,000	USD	398,282	HSBC	3/20/2024	8,555	—
NOK	37,388,000	USD	3,654,728	CITI	1/31/2024	27,759	—
NZD	2,065,000	USD	1,294,691	MSI	1/31/2024	10,838	—
NZD	140,000	USD	85,665	GSI	3/20/2024	2,853	—
NZD	170,000	USD	106,868	JPM	3/20/2024	619	—
PHP	9,540,000	USD	171,668	JPM	3/20/2024	645	—
PLN	2,867,000	USD	731,191	BARC	1/31/2024	—	(2,813)
PLN	3,960,000	USD	1,006,306	GSI	3/20/2024	—	(935)
RON	1,164,000	USD	256,326	BOA	3/20/2024	1,709	—
RON	205,000	USD	45,491	GSI	3/20/2024	—	(46)
SEK	17,270,000	USD	1,695,048	BARC	1/31/2024	19,121	—
SGD	105,000	USD	79,805	BARC	3/20/2024	37	—
THB	32,833,000	USD	925,499	BARC	3/20/2024	42,820	—
THB	1,490,000	USD	42,896	GSI	3/20/2024	1,047	—
TRY	3,701,000	USD	122,264	BARC	1/31/2024	55	—
TRY	4,439,000	USD	139,941	BARC	3/20/2024	203	—
TRY	9,440,000	USD	300,177	GSI	3/20/2024	—	(2,145)
USD	3,744,482	AUD	5,527,000	GSI	1/31/2024	—	(25,285)
USD	52,645	AUD	80,000	JPM	3/20/2024	—	(1,997)
USD	8,483,052	BRL	41,069,000	GSI	1/3/2024	28,464	—
USD	8,345,661	BRL	41,069,000	MSI	1/3/2024	—	(108,925)
USD	8,352,960	BRL	41,069,000	GSI	2/2/2024	—	(87,915)
USD	85,233	BRL	415,000	CITI	3/4/2024	315	—
USD	426,701	BRL	2,104,000	GSI	3/4/2024	—	(3,825)
USD	5,291,251	CAD	7,053,000	BARC	1/31/2024	—	(33,753)
USD	136,519	CAD	185,000	BARC	3/20/2024	—	(3,246)
USD	1,910,594	CHF	1,648,000	CITI	1/31/2024	—	(54,370)
USD	12,590	CLP	11,150,000	BOA	3/20/2024	—	(11)
USD	12,727	CLP	11,150,000	HSBC	3/20/2024	126	—
USD	780,689	CNY	5,565,000	HSBC	1/31/2024	—	(1,731)
The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	201,710	COP	820,595,000	CITI	3/20/2024	—	$(6,813)
USD	53,506	COP	215,200,000	GSI	3/20/2024	—	(1,179)
USD	103,864	COP	413,700,000	SSB	3/20/2024	—	(1,263)
USD	679,896	CZK	15,238,000	MSI	1/31/2024	—	(864)
USD	161,782	CZK	3,624,000	HSBC	3/20/2024	$62	—
USD	53,544	CZK	1,220,000	MSI	3/20/2024	—	(898)
USD	84,445	EUR	77,000	GSI	1/9/2024	—	(579)
USD	8,489,779	EUR	7,744,386	BARC	1/31/2024	—	(69,005)
USD	758,893	EUR	687,000	BARC	3/20/2024	—	(1,853)
USD	50,427	EUR	46,000	GSI	3/20/2024	—	(511)
USD	29,886	EUR	27,000	MSI	3/20/2024	—	(12)
USD	697,036	GBP	549,000	BARC	1/31/2024	—	(2,853)
USD	157,740	GBP	124,000	CITI	1/31/2024	—	(341)
USD	163,319	GBP	128,000	GSI	3/20/2024	102	—
USD	259,770	HKD	2,026,000	BARC	1/31/2024	151	—
USD	69,689	HUF	25,100,000	GSI	3/20/2024	—	(2,047)
USD	52,580	HUF	18,800,000	JPM	3/20/2024	—	(1,150)
USD	821,026	INR	68,366,000	CITI	1/31/2024	518	—
USD	492,865	JPY	70,767,000	MSI	1/31/2024	—	(11,080)
USD	3,804,565	KRW	4,963,397,000	JPM	1/31/2024	—	(33,017)
USD	26,029	KZT	12,800,000	GSI	2/7/2024	—	(1,830)
USD	22,154	KZT	10,900,000	GSI	2/9/2024	—	(1,558)
USD	50,107	KZT	23,500,000	BOA	2/14/2024	—	(953)
USD	640,083	MXN	11,140,000	GSI	1/24/2024	—	(13,763)
USD	1,215,164	MXN	20,884,000	JPM	1/31/2024	—	(9,212)
USD	188,930	MXN	3,345,000	CITI	3/13/2024	—	(5,837)
USD	247,973	MXN	4,435,000	HSBC	3/13/2024	—	(10,260)
USD	500,876	MXN	8,867,000	BOA	3/20/2024	—	(14,823)
USD	500,579	MXN	8,867,000	BARC	3/20/2024	—	(15,120)
USD	37,278	MXN	640,000	GSI	3/20/2024	56	—
USD	74,083	MXN	1,300,000	JPM	3/20/2024	—	(1,524)
USD	524,581	MXN	9,710,000	CITI	5/6/2024	—	(35,712)
USD	311,478	MXN	5,570,000	BARC	7/24/2024	—	(5,698)
USD	310,991	MXN	5,570,000	MSI	7/24/2024	—	(6,185)
USD	431,367	MXN	7,780,000	CITI	9/13/2024	—	(7,921)
USD	534,308	MXN	9,710,000	MSI	11/6/2024	—	(9,247)
USD	4,479,550	NOK	45,999,000	CITI	1/31/2024	—	(51,068)
USD	1,313,823	NZD	2,065,000	BARC	1/31/2024	8,294	—
USD	7,005,752	NZD	11,174,000	MSI	1/31/2024	—	(58,646)
USD	189,574	NZD	310,000	MSI	3/20/2024	—	(6,432)
USD	200,181	PEN	754,000	BOA	3/20/2024	—	(3,152)
USD	64,961	PEN	245,000	CITI	3/20/2024	—	(1,109)
USD	66,693	PEN	251,000	DB	3/20/2024	—	(995)
USD	1,443,042	PHP	80,731,000	BARC	1/31/2024	—	(15,143)
USD	156,339	PHP	8,710,000	BOA	3/20/2024	—	(982)
USD	50,955	PHP	2,840,000	JPM	3/20/2024	—	(341)
USD	955,773	PLN	3,786,000	MSI	1/31/2024	—	(6,083)
USD	84,703	PLN	335,000	BOA	3/20/2024	—	(347)
USD	48,454	PLN	195,000	BARC	3/20/2024	—	(1,052)
USD	117,224	RON	541,000	CITI	3/20/2024	—	(2,704)
USD	3,750,110	SEK	38,208,000	BARC	1/31/2024	—	(42,302)
USD	3,061,258	SEK	30,624,000	CITI	1/31/2024	21,611	—
USD	1,888,826	SGD	2,513,000	MSI	1/31/2024	—	(17,794)
USD	16,408	THB	560,000	BARC	3/20/2024	—	(108)
USD	71,604	TRY	2,156,000	GSI	1/31/2024	348	—
USD	209,706	TRY	6,638,000	GSI	3/20/2024	137	—
USD	34,708	UYU	1,362,000	CITI	1/16/2024	117	—
USD	87,897	UYU	3,406,000	DB	1/16/2024	1,396	—
USD	52,462	UYU	2,044,000	HSBC	1/16/2024	551	—
USD	88,162	UYU	3,545,000	HSBC	4/15/2024	334	—
USD	88,647	UYU	3,545,000	CITI	5/13/2024	1,254	—
USD	1,570,967	ZAR	29,232,000	HSBC	1/31/2024	—	(23,333)
USD	60,855	ZAR	1,118,000	BARC	3/20/2024	144	—
USD	114,704	ZAR	2,210,000	GSI	3/20/2024	—	(5,306)
USD	25,893	ZAR	480,000	HSBC	3/20/2024	—	(173)
The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ZAR	1,080,000	USD	58,545	MSI	3/20/2024	$102	—
						$632,312	$(872,934)

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	6,855,000	CAD	CAD CORRA Compounded OIS	Fixed 4.500%	Semi-Annual	Semi-Annual	Sep 2025	$(2,831)	$37,933	$35,102
Centrally cleared	52,320,000	MXN	MXN TIIE Banxico	Fixed 7.840%	Monthly	Monthly	Mar 2027	1,598	(105,072)	(103,474)
Centrally cleared	8,500,000	NZD	NZD BBR FRA	Fixed 2.660%	Semi-Annual	Quarterly	Mar 2027	(13,729)	(217,626)	(231,355)
Centrally cleared	6,540,000	NZD	NZD BBR FRA	Fixed 2.750%	Semi-Annual	Quarterly	Mar 2027	4,571	(170,465)	(165,894)
Centrally cleared	39,115,000	MXN	MXN TIIE Banxico	Fixed 8.840%	Monthly	Monthly	Jun 2028	(2,653)	15,324	12,671
Centrally cleared	55,310,000	MXN	MXN TIIE Banxico	Fixed 9.053%	Monthly	Monthly	Jun 2028	—	44,047	44,047
Centrally cleared	4,000,000	AUD	AUD BBR BBSW	Fixed 4.190%	Semi-Annual	Semi-Annual	Sep 2028	(546)	31,310	30,764
Centrally cleared	24,530,000	CNY	Fixed 2.445%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(29,626)	(29,626)
Centrally cleared	9,355,000	CNY	Fixed 2.468%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(12,641)	(12,641)
Centrally cleared	15,265,000	CNY	Fixed 2.467%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(20,502)	(20,502)
Centrally cleared	12,020,000	CNY	Fixed 2.400%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(11,336)	(11,336)
Centrally cleared	12,025,000	CNY	Fixed 2.362%	CNY CNREPOFIX Reuters	Quarterly	Quarterly	Sep 2028	—	(8,447)	(8,447)
Centrally cleared	2,360,000	CAD	CAD CORRA Compounded OIS	Fixed 3.910%	Semi-Annual	Semi-Annual	Dec 2028	(443)	63,519	63,076
Centrally cleared	6,320,000	PLN	Fixed 4.309%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2028	—	6,849	6,849
Centrally cleared	5,100,000	PLN	Fixed 4.398%	PLN WIBOR WIBO	Annual	Semi-Annual	Dec 2028	—	450	450
Centrally cleared	17,445,000	MXN	MXN TIIE Banxico	Fixed 6.940%	Monthly	Monthly	Sep 2031	(241)	(90,631)	(90,872)
Centrally cleared	16,930,000	MXN	MXN TIIE Banxico	Fixed 8.852%	Monthly	Monthly	Dec 2033	—	25,874	25,874
Centrally cleared	3,620,000	ILS	Fixed 3.850%	ILS TELBOR Reuters	Annual	Quarterly	Mar 2034	—	(12,276)	(12,276)
Centrally cleared	3,585,000	ILS	Fixed 3.905%	ILS TELBOR Reuters	Annual	Quarterly	Mar 2034	—	(16,637)	(16,637)
Centrally cleared	1,212,830,000	KRW	Fixed 3.493%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Mar 2034	—	(43,446)	(43,446)
Centrally cleared	1,212,830,000	KRW	Fixed 3.460%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Mar 2034	—	(40,737)	(40,737)
Centrally cleared	645,000	CAD	Fixed 3.873%	CAD CORRA Compounded OIS	Semi-Annual	Semi-Annual	Dec 2053	—	(86,353)	(86,353)
Centrally cleared	645,000	CAD	Fixed 3.866%	CAD CORRA Compounded OIS	Semi-Annual	Semi-Annual	Dec 2053	—	(85,689)	(85,689)
								$(14,274)	$(726,178)	$(740,452)
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Federative Republic of Brazil	585,000	USD	$585,000	1.000%	Quarterly	Dec 2026	$21,215	$(26,576)	$(5,361)
BARC	Federative Republic of Brazil	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	12,744	(5,981)	6,763
BARC	Republic of Chile	1,445,000	USD	1,445,000	1.000%	Quarterly	Dec 2028	(23,637)	(10,102)	(33,739)
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	22,420	(10,381)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	21,110	(9,071)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	20,598	(8,559)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	21,139	(9,100)	12,039
BARC	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Jun 2024	13,855	(1,816)	12,039
BARC	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(3,031)	(3,844)	(6,875)
BARC	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(5,794)	(1,081)	(6,875)
BARC	United Mexican States	535,000	USD	535,000	1.000%	Quarterly	Dec 2028	1,043	(4,114)	(3,071)
BARC	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	327	(3,197)	(2,870)
BARC	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Jun 2024	(2,774)	(96)	(2,870)
BOA	Federative Republic of Brazil	2,345,000	USD	2,345,000	1.000%	Quarterly	Dec 2027	119,953	(123,585)	(3,632)
BOA	Federative Republic of Brazil	620,000	USD	620,000	1.000%	Quarterly	Dec 2027	31,814	(32,774)	(960)
BOA	Republic of South Africa	580,000	USD	580,000	1.000%	Quarterly	Dec 2028	37,548	(11,791)	25,757
The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BOA	Republic of South Africa	1,650,000	USD	1,650,000	1.000%	Quarterly	Dec 2028	$100,155	$(26,880)	$73,275
CITI	Federative Republic of Brazil	485,000	USD	485,000	1.000%	Quarterly	Dec 2027	25,277	(26,028)	(751)
GSI	Government of Malaysia	2,075,000	USD	2,075,000	1.000%	Quarterly	Dec 2028	(49,554)	(6,644)	(56,198)
GSI	Government of Malaysia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(12,908)	(634)	(13,542)
GSI	Republic of Colombia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	17,114	(5,075)	12,039
GSI	Republic of Indonesia	1,145,000	USD	1,145,000	1.000%	Quarterly	Dec 2028	(5,944)	(9,800)	(15,744)
GSI	Republic of Indonesia	1,540,000	USD	1,540,000	1.000%	Quarterly	Dec 2028	(16,522)	(4,653)	(21,175)
GSI	Republic of Indonesia	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(5,378)	(1,497)	(6,875)
GSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	31,493	(9,289)	22,204
GSI	Republic of the Philippines	800,000	USD	800,000	1.000%	Quarterly	Dec 2028	(7,295)	(6,523)	(13,818)
GSI	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	542	(3,412)	(2,870)
JPM	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	31,399	(9,195)	22,204
JPM	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	28,778	(6,574)	22,204
MSI	Government of Japan	9,570,000	USD	9,570,000	1.000%	Quarterly	Dec 2024	(67,804)	(23,441)	(91,245)
MSI	Federative Republic of Brazil	2,495,000	USD	2,495,000	1.000%	Quarterly	Dec 2028	72,783	(39,033)	33,750
MSI	People's Republic of China	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(9,173)	(115)	(9,288)
MSI	Republic of Chile	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(8,625)	(3,049)	(11,674)
MSI	Republic of Colombia	10,000	USD	10,000	1.000%	Quarterly	Dec 2028	486	(245)	241
MSI	Republic of Peru	2,890,000	USD	2,890,000	1.000%	Quarterly	Dec 2028	(26,685)	(13,349)	(40,034)
MSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	29,907	(7,703)	22,204
MSI	Republic of South Africa	500,000	USD	500,000	1.000%	Quarterly	Jun 2024	23,259	(1,055)	22,204
MSI	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(218)	(2,652)	(2,870)
MSI	United Mexican States	1,550,000	USD	1,550,000	1.000%	Quarterly	Dec 2028	(1,694)	(7,203)	(8,897)
MSI	United Mexican States	500,000	USD	500,000	1.000%	Quarterly	Dec 2028	(1,097)	(1,773)	(2,870)
				$41,820,000				$436,826	$(477,890)	$(41,064)
Centrally cleared	CDX.EM.40	24,060,000	USD	24,060,000	1.000%	Quarterly	Dec 2028	1,146,483	(454,258)	692,225
Centrally cleared	CDX.EM.IG.40	3,090,000	USD	3,090,000	1.000%	Quarterly	Dec 2028	(40,542)	(5,930)	(46,472)
Centrally cleared	CDX.NA.HY.41	1,445,400	USD	1,445,400	5.000%	Quarterly	Dec 2028	(62,608)	(24,333)	(86,941)
Centrally cleared	CDX.NA.IG.41	14,770,000	USD	14,770,000	1.000%	Quarterly	Dec 2028	(238,756)	(53,983)	(292,739)
Centrally cleared	iTraxx Europe Crossover Series 40 Version 1	1,380,000	EUR	1,506,507	5.000%	Quarterly	Dec 2028	(75,763)	(47,655)	(123,418)
Centrally cleared	iTraxx Europe Senior Financials Series 40 Version 1	3,870,000	EUR	4,210,543	1.000%	Quarterly	Dec 2028	(41,611)	(24,911)	(66,522)
Centrally cleared	iTraxx Europe Series 40 Version 1	2,840,000	EUR	3,099,797	1.000%	Quarterly	Dec 2028	(49,772)	(12,294)	(62,066)
Centrally cleared	iTraxx Europe Sub Financials Series 40 Version 1	2,445,000	EUR	2,649,029	1.000%	Quarterly	Dec 2028	54,577	(27,712)	26,865
				$54,831,276				$692,008	$(651,076)	$40,932
				$96,651,276				$1,128,834	$(1,128,966)	$(132)
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BOA	Anglo American Capital PLC	1.498%	260,000	EUR	$284,869	5.000%	Quarterly	Dec 2028	$44,546	$1,569	$46,115
BOA	Anglo American Capital PLC	1.498%	260,000	EUR	285,675	5.000%	Quarterly	Dec 2028	44,325	1,790	46,115
GSI	CMBX.NA.BBB-.14	7.355%	25,000	USD	25,000	3.000%	Monthly	Dec 2072	(4,109)	(880)	(4,989)
					$595,544				$84,762	$2,479	$87,241
Centrally cleared	CDX.NA.HY.41	3.559%	277,200	USD	277,200	5.000%	Quarterly	Dec 2028	9,248	7,426	16,674
					$277,200				$9,248	$7,426	$16,674
					$872,744				$94,010	$9,905	$103,915
The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid Leveraged Loan Index	1-Day USD Compounded SOFR	At Maturity	USD	1,375,000	Dec 2028	GSI	—	$(15,978)	$(15,978)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	3,450,000	Jun 2024	JPM	—	(81,284)	(81,284)
Pay	iBoxx $ Liquid Investment Grade Index	1-Day USD Compounded SOFR	At Maturity	USD	3,890,000	Jun 2024	JPM	—	(126,639)	(126,639)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	1,560,000	Mar 2024	MSI	—	(97,254)	(97,254)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	2,420,000	Mar 2024	MSI	—	(201,625)	(201,625)
Pay	iBoxx $ Liquid High Yield Index	1-Day USD Compounded SOFR	At Maturity	USD	6,110,000	Dec 2028	MSI	—	(148,984)	(148,984)
Pay	iBoxx $ Liquid Leveraged Loan Index	1-Day USD Compounded SOFR	At Maturity	USD	1,225,000	Dec 2028	MSI	—	(14,235)	(14,235)
								—	$(685,999)	$(685,999)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative. The total return of the reference asset is paid out at maturity while the floating rate is paid on a quarterly basis until maturity.
Inflation swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	USD notional amount	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	2,970,000	USD	$2,970,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	$(16,616)	$(16,616)
BARC	2,990,000	USD	2,990,000	Fixed 3.243%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(16,728)	(16,728)
BARC	5,640,000	USD	5,640,000	Fixed 3.147%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	—	(4,455)	(4,455)
BOA	500,000	USD	500,000	Fixed 1.635%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	—	123,914	123,914
CITI	440,000	USD	440,000	Fixed 3.257%	USA CPI All Urban Consumers	At Maturity	At Maturity	Apr 2027	$(38)	(2,745)	(2,783)
CITI	780,000	USD	780,000	Fixed 2.578%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2051	—	27,482	27,482
JPM	1,700,000	USD	1,700,000	Fixed 1.830%	USA CPI All Urban Consumers	At Maturity	At Maturity	Feb 2050	(38,544)	389,671	351,127
			$15,020,000						$(38,582)	$500,523	$461,941
The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Opportunistic Fixed Income Trust (continued)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivatives Abbreviations
BARC	Barclays Bank PLC
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CNREPOFIX	China Fixing Repo Rate
CORRA	Canadian Overnight Repo Rate Average
CPI	Consumer Price Index
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPM	JPMorgan Chase Bank, N.A.
KSDA	Korea Securities Dealers Association
MSI	Morgan Stanley & Co. International PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
SCB	Standard Chartered Bank
SOFR	Secured Overnight Financing Rate
SSB	State Street Bank and Trust Company
TELBOR	Tel Aviv Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
WIBOR	Warsaw Interbank Offered Rate

See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 56.4%
U.S. Government – 21.4%
U.S. Treasury Bonds
2.250%, 02/15/2052	$31,952,000	$22,149,226
2.500%, 02/15/2045	83,239,000	63,030,782
3.000%, 08/15/2052	67,582,000	55,266,765
3.375%, 08/15/2042 to 11/15/2048	48,236,000	42,360,809
4.000%, 11/15/2042	230,551,000	224,057,748
4.125%, 08/15/2053	188,045,000	190,072,360
4.750%, 11/15/2043	181,298,000	194,470,433
U.S. Treasury Notes
4.375%, 11/30/2028 to 11/30/2030	397,145,000	407,941,108
4.500%, 11/15/2033	85,683,000	89,953,762
		1,289,302,993
U.S. Government Agency – 35.0%
Federal Home Loan Mortgage Corp.
2.000%, 06/01/2036 to 03/01/2052	73,929,215	62,242,317
2.500%, 08/01/2051 to 12/01/2051	37,074,348	31,960,858
3.000%, 03/01/2043 to 12/01/2049	86,691,378	78,518,264
3.500%, 04/01/2044 to 04/01/2052	107,879,550	100,386,535
4.000%, 08/01/2037 to 05/01/2052	48,480,327	47,435,597
4.000%, 05/01/2052 to 04/01/2053 (A)	37,727,906	35,767,301
4.500%, 12/01/2037 to 04/01/2053	103,751,265	101,824,908
5.000%, 09/01/2052 to 10/01/2053	163,194,817	162,254,654
5.500%, 09/01/2052 to 07/01/2053	47,717,745	48,453,341
Federal National Mortgage Association
2.000%, 06/01/2036 to 07/01/2051	79,844,980	70,387,652
2.500%, 08/01/2035 to 03/01/2052	228,180,442	199,285,080
3.000%, 03/01/2033 to 02/01/2052	192,278,359	174,024,170
3.500%, 06/01/2042 to 04/01/2052	147,473,676	138,158,522
4.000%, TBA (A)	89,511,000	84,713,730
4.000%, 09/01/2037 to 09/01/2052	323,535,314	312,005,832
4.000%, 06/01/2052 (A)	8,491,656	8,040,611
4.500%, 11/01/2037 to 05/01/2053	206,144,869	202,206,351
5.000%, 09/01/2052 to 06/01/2053	171,603,970	170,693,665
5.500%, 10/01/2052 to 12/01/2052	72,723,677	73,813,016
		2,102,172,404
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,490,201,101)		$3,391,475,397
CORPORATE BONDS – 30.0%
Communication services – 1.6%
Charter Communications Operating LLC
4.200%, 03/15/2028	12,055,000	11,579,171
5.750%, 04/01/2048	11,676,000	10,362,199
6.384%, 10/23/2035	8,707,000	8,838,421
Netflix, Inc. 4.875%, 06/15/2030 (B)	9,050,000	9,163,587
Paramount Global
4.200%, 05/19/2032 (C)	2,003,000	1,787,684
4.375%, 03/15/2043	3,432,000	2,535,581
4.950%, 05/19/2050	8,365,000	6,777,842
T-Mobile USA, Inc.
3.875%, 04/15/2030	20,308,000	19,258,111
5.650%, 01/15/2053	5,738,000	5,974,253
WarnerMedia Holdings, Inc.
4.279%, 03/15/2032	5,570,000	5,097,686
5.050%, 03/15/2042	1,660,000	1,463,424
5.141%, 03/15/2052	15,923,000	13,667,598
		96,505,557
Consumer discretionary – 1.8%
AutoNation, Inc. 4.750%, 06/01/2030	6,447,000	6,226,779
Booking Holdings, Inc. 4.625%, 04/13/2030	5,795,000	5,838,359
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Expedia Group, Inc. 3.800%, 02/15/2028	$13,294,000	$12,815,980
Ford Motor Company 3.250%, 02/12/2032	8,330,000	6,928,091
Ford Motor Credit Company LLC
6.800%, 05/12/2028	8,558,000	8,938,407
7.122%, 11/07/2033	4,651,000	5,011,152
General Motors Company 5.400%, 10/15/2029	8,209,000	8,355,126
General Motors Financial Company, Inc.
2.400%, 10/15/2028	15,854,000	14,074,281
3.600%, 06/21/2030	19,016,000	17,257,955
Hyundai Capital America 2.375%, 10/15/2027 (B)	2,708,000	2,438,952
LKQ Corp. 5.750%, 06/15/2028	2,166,000	2,216,839
Nissan Motor Acceptance Company LLC
1.850%, 09/16/2026 (B)	6,534,000	5,874,808
2.000%, 03/09/2026 (B)	3,856,000	3,543,352
Tapestry, Inc.
7.700%, 11/27/2030	3,446,000	3,627,619
7.850%, 11/27/2033	2,757,000	2,941,394
		106,089,094
Consumer staples – 0.7%
Anheuser-Busch Companies LLC 4.700%, 02/01/2036	6,307,000	6,286,422
JBS USA LUX SA
3.625%, 01/15/2032	5,127,000	4,395,235
5.125%, 02/01/2028	3,366,000	3,347,323
5.750%, 04/01/2033	9,181,000	9,094,575
Kraft Heinz Foods Company
4.375%, 06/01/2046	12,433,000	10,851,388
5.000%, 06/04/2042	3,892,000	3,748,972
Pilgrim's Pride Corp. 6.250%, 07/01/2033	6,510,000	6,698,295
		44,422,210
Energy – 4.0%
Aker BP ASA
3.100%, 07/15/2031 (B)	3,211,000	2,746,339
3.750%, 01/15/2030 (B)	2,039,000	1,872,123
4.000%, 01/15/2031 (B)	9,819,000	9,015,790
Cheniere Energy Partners LP
3.250%, 01/31/2032	14,081,000	11,997,460
4.500%, 10/01/2029	3,497,000	3,344,764
Columbia Pipelines Operating Company LLC
5.927%, 08/15/2030 (B)	2,291,000	2,368,928
6.036%, 11/15/2033 (B)	3,553,000	3,720,950
Continental Resources, Inc.
2.875%, 04/01/2032 (B)	4,260,000	3,455,863
4.900%, 06/01/2044	4,244,000	3,429,671
5.750%, 01/15/2031 (B)	4,181,000	4,162,015
Enbridge, Inc.
5.750%, (5.750% to 7-15-30, then 5 Year CMT + 5.314% to 7-15-50, then 5 Year CMT + 6.064%), 07/15/2080	7,510,000	6,927,975
6.250%, (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%), 03/01/2078	8,767,000	8,103,678
8.500%, (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%), 01/15/2084	3,720,000	3,956,763

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Energy Transfer LP
4.200%, 04/15/2027	$4,899,000	$4,759,310
5.150%, 03/15/2045	4,125,000	3,782,114
5.250%, 04/15/2029	16,595,000	16,719,136
5.400%, 10/01/2047	8,136,000	7,580,983
5.500%, 06/01/2027	5,267,000	5,331,162
Enterprise Products Operating LLC 5.250%, (5.250% to 8-16-27, then 3 month CME Term SOFR + 3.295%), 08/16/2077	11,320,000	10,822,018
Kinder Morgan Energy Partners LP 7.750%, 03/15/2032	3,697,000	4,186,523
MPLX LP
4.125%, 03/01/2027	1,356,000	1,327,366
4.250%, 12/01/2027	4,887,000	4,780,849
4.950%, 09/01/2032	3,979,000	3,893,409
5.000%, 03/01/2033	4,017,000	3,935,029
Occidental Petroleum Corp.
6.450%, 09/15/2036	9,319,000	9,859,513
6.625%, 09/01/2030	3,170,000	3,371,327
ONEOK, Inc.
5.650%, 11/01/2028	2,845,000	2,945,133
6.050%, 09/01/2033	10,670,000	11,305,053
6.625%, 09/01/2053	6,815,000	7,626,921
Ovintiv, Inc.
5.650%, 05/15/2028	2,243,000	2,288,624
6.250%, 07/15/2033	2,249,000	2,324,947
7.200%, 11/01/2031	1,177,000	1,277,211
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	4,128,000	4,040,903
4.500%, 05/15/2030	12,438,000	12,155,234
5.000%, 03/15/2027	6,022,000	6,047,986
Targa Resources Corp.
4.950%, 04/15/2052	6,464,000	5,670,832
6.150%, 03/01/2029	5,670,000	5,929,105
Targa Resources Partners LP 4.000%, 01/15/2032	4,769,000	4,354,717
The Williams Companies, Inc. 4.650%, 08/15/2032	5,495,000	5,356,546
Var Energi ASA
7.500%, 01/15/2028 (B)	1,397,000	1,480,476
8.000%, 11/15/2032 (B)	12,131,000	13,581,868
Western Midstream Operating LP
4.050%, 02/01/2030	6,184,000	5,782,908
6.150%, 04/01/2033	1,540,000	1,599,857
		239,219,379
Financials – 9.9%
Ally Financial, Inc. 6.992%, (6.992% to 6-13-28, then Overnight SOFR + 3.260%), 06/13/2029	5,910,000	6,103,600
Ares Capital Corp.
2.150%, 07/15/2026	10,912,000	9,947,089
2.875%, 06/15/2028	6,780,000	6,006,625
3.250%, 07/15/2025	3,689,000	3,534,153
3.875%, 01/15/2026	7,415,000	7,123,237
Athene Holding, Ltd. 3.500%, 01/15/2031	13,028,000	11,471,073
Banco Santander SA 4.379%, 04/12/2028	5,040,000	4,895,068
Bank of America Corp.
2.087%, (2.087% to 6-14-28, then Overnight SOFR + 1.060%), 06/14/2029	11,760,000	10,364,303
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (continued)
2.592%, (2.592% to 4-29-30, then Overnight SOFR + 2.150%), 04/29/2031	$10,542,000	$9,084,988
2.687%, (2.687% to 4-22-31, then Overnight SOFR + 1.320%), 04/22/2032	17,919,000	15,131,353
3.846%, (3.846% to 3-8-32, then 5 Year CMT + 2.000%), 03/08/2037	8,914,000	7,826,545
3.970%, (3.970% to 3-5-28, then 3 month CME Term SOFR + 1.332%), 03/05/2029	7,807,000	7,456,568
4.271%, (4.271% to 7-23-28, then 3 month CME Term SOFR + 1.572%), 07/23/2029	13,117,000	12,664,322
Blackstone Private Credit Fund
2.350%, 11/22/2024	7,493,000	7,247,478
2.700%, 01/15/2025	5,893,000	5,684,031
3.250%, 03/15/2027	1,690,000	1,550,315
4.000%, 01/15/2029	8,340,000	7,592,627
7.300%, 11/27/2028 (B)	2,907,000	3,021,910
BNP Paribas SA 9.250%, (9.250% to 11-17-27, then 5 Year CMT + 4.969%), 11/17/2027 (B)(D)	2,997,000	3,204,887
BPCE SA 4.500%, 03/15/2025 (B)	7,805,000	7,655,535
Cantor Fitzgerald LP 7.200%, 12/12/2028 (B)	11,195,000	11,475,082
Citigroup, Inc.
2.561%, (2.561% to 5-1-31, then Overnight SOFR + 1.167%), 05/01/2032	5,665,000	4,726,469
4.600%, 03/09/2026	11,011,000	10,869,271
6.174%, (6.174% to 5-25-33, then Overnight SOFR + 2.661%), 05/25/2034	7,532,000	7,793,927
Citizens Financial Group, Inc. 3.250%, 04/30/2030	9,801,000	8,608,293
CNA Financial Corp. 2.050%, 08/15/2030	2,944,000	2,447,859
CNO Financial Group, Inc. 5.250%, 05/30/2029	8,650,000	8,539,472
Corebridge Financial, Inc. 6.875%, (6.875% to 12-15-27, then 5 Year CMT + 3.846%), 12/15/2052	1,743,000	1,737,085
Credit Agricole SA
3.250%, 01/14/2030 (B)	11,547,000	10,192,746
6.316%, (6.316% to 10-3-28, then Overnight SOFR + 1.860%), 10/03/2029 (B)	7,198,000	7,538,899
Deutsche Bank AG
2.311%, (2.311% to 11-16-26, then Overnight SOFR + 1.219%), 11/16/2027	7,009,000	6,408,968
2.552%, (2.552% to 1-7-27, then Overnight SOFR + 1.318%), 01/07/2028	10,197,000	9,360,100
6.819%, (6.819% to 11-20-28, then Overnight SOFR + 2.510%), 11/20/2029	4,359,000	4,589,349
Discover Financial Services
4.100%, 02/09/2027	3,143,000	3,016,069
6.700%, 11/29/2032	7,827,000	8,199,092

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Fifth Third Bancorp 6.339%, (6.339% to 7-27-28, then Overnight SOFR + 2.340%), 07/27/2029	$6,330,000	$6,590,662
Huntington Bancshares, Inc. 6.208%, (6.208% to 8-21-28, then Overnight SOFR + 2.020%), 08/21/2029	4,260,000	4,392,616
ING Groep NV 6.114%, (6.114% to 9-11-33, then Overnight SOFR + 2.090%), 09/11/2034	3,038,000	3,186,153
Jefferies Financial Group, Inc. 5.875%, 07/21/2028	5,365,000	5,501,289
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then Overnight SOFR + 2.040%), 04/22/2031	11,243,000	9,722,238
2.956%, (2.956% to 5-13-30, then 3 month CME Term SOFR + 2.515%), 05/13/2031	11,196,000	9,838,750
4.600%, (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%), 02/01/2025 (D)	7,030,000	6,779,170
Lazard Group LLC 4.375%, 03/11/2029	4,640,000	4,488,484
M&T Bank Corp. 5.125%, (5.125% to 11-1-26, then 3 month LIBOR + 3.520%), 11/01/2026 (D)	3,746,000	3,235,907
Macquarie Bank, Ltd. 3.624%, 06/03/2030 (B)	5,613,000	4,877,595
MetLife, Inc. 6.400%, (6.400% to 12-15-36, then 3 month LIBOR + 2.205%), 12/15/2036	5,277,000	5,442,012
Morgan Stanley
2.239%, (2.239% to 7-21-31, then Overnight SOFR + 1.178%), 07/21/2032	4,486,000	3,661,660
2.484%, (2.484% to 9-16-31, then Overnight SOFR + 1.360%), 09/16/2036	11,122,000	8,815,158
4.431%, (4.431% to 1-23-29, then 3 month CME Term SOFR + 1.890%), 01/23/2030	1,512,000	1,472,654
5.123%, (5.123% to 2-1-28, then Overnight SOFR + 1.730%), 02/01/2029	2,845,000	2,857,938
5.164%, (5.164% to 4-20-28, then Overnight SOFR + 1.590%), 04/20/2029	8,928,000	8,979,034
5.449%, (5.449% to 7-20-28, then Overnight SOFR + 1.630%), 07/20/2029	4,448,000	4,532,297
National Rural Utilities Cooperative Finance Corp. 5.600%, 11/13/2026	5,314,000	5,453,002
NatWest Group PLC 3.754%, (3.754% to 11-1-24, then 5 Year CMT + 2.100%), 11/01/2029	3,137,000	3,060,027
NatWest Markets PLC 1.600%, 09/29/2026 (B)	11,436,000	10,436,305
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Santander Holdings USA, Inc.
2.490%, (2.490% to 1-6-27, then Overnight SOFR + 1.249%), 01/06/2028	$4,803,000	$4,397,039
3.244%, 10/05/2026	13,364,000	12,587,756
3.450%, 06/02/2025	12,038,000	11,693,122
4.400%, 07/13/2027	2,484,000	2,411,947
SBL Holdings, Inc. 5.000%, 02/18/2031 (B)	5,793,000	4,769,551
Societe Generale SA
6.221%, (6.221% to 6-15-32, then 1 Year CMT + 3.200%), 06/15/2033 (B)	4,310,000	4,302,029
6.446%, (6.446% to 1-10-28, then 1 Year CMT + 2.550%), 01/10/2029 (B)	11,617,000	12,017,572
Teachers Insurance & Annuity Association of America 4.270%, 05/15/2047 (B)	9,222,000	8,028,880
The Charles Schwab Corp.
5.643%, (5.643% to 5-19-28, then Overnight SOFR + 2.210%), 05/19/2029	6,429,000	6,594,960
6.196%, (6.196% to 11-17-28, then Overnight SOFR + 1.878%), 11/17/2029	7,054,000	7,397,158
The Goldman Sachs Group, Inc.
2.615%, (2.615% to 4-22-31, then Overnight SOFR + 1.281%), 04/22/2032	21,922,000	18,401,515
2.650%, (2.650% to 10-21-31, then Overnight SOFR + 1.264%), 10/21/2032	7,882,000	6,568,165
The PNC Financial Services Group, Inc.
3.400%, (3.400% to 9-15-26, then 5 Year CMT + 2.595%), 09/15/2026 (D)	9,949,000	7,958,450
5.582%, (5.582% to 6-12-28, then Overnight SOFR + 1.841%), 06/12/2029	11,207,000	11,446,066
5.939%, (5.939% to 8-18-33, then Overnight SOFR + 1.946%), 08/18/2034	6,375,000	6,627,046
6.250%, (6.250% to 3-15-30, then 7 Year CMT + 2.808%), 03/15/2030 (D)	4,542,000	4,233,906
8.679%, (3 month CME Term SOFR + 3.302%), 03/01/2024 (D)(E)	3,184,000	3,175,789
Truist Financial Corp.
5.867%, (5.867% to 6-8-33, then Overnight SOFR + 2.361%), 06/08/2034	5,481,000	5,591,136
7.161%, (7.161% to 10-30-28, then Overnight SOFR + 2.446%), 10/30/2029	4,179,000	4,513,456
U.S. Bancorp
5.836%, (5.836% to 6-10-33, then Overnight SOFR + 2.260%), 06/12/2034	6,311,000	6,509,949
6.787%, (6.787% to 10-26-26, then Overnight SOFR + 1.880%), 10/26/2027	6,971,000	7,278,183

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
UBS Group AG
6.301%, (6.301% to 9-22-33, then 1 Year CMT + 2.000%), 09/22/2034 (B)	$4,297,000	$4,548,904
9.250%, (9.250% to 11-13-28, then 5 Year CMT + 4.745%), 11/13/2028 (B)(D)	3,279,000	3,537,310
9.250%, (9.250% to 11-13-33, then 5 Year CMT + 4.758%), 11/13/2033 (B)(D)	2,445,000	2,709,708
Wells Fargo & Company
2.393%, (2.393% to 6-2-27, then Overnight SOFR + 2.100%), 06/02/2028	17,908,000	16,402,381
2.879%, (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%), 10/30/2030	11,773,000	10,465,752
3.350%, (3.350% to 3-2-32, then Overnight SOFR + 1.500%), 03/02/2033	16,621,000	14,517,053
5.875%, (5.875% to 6-15-25, then 9.865% thereafter), 06/15/2025 (D)	21,110,000	20,889,958
		595,966,080
Health care – 1.5%
Amgen, Inc. 5.250%, 03/02/2030	2,398,000	2,465,136
Cencora, Inc. 2.800%, 05/15/2030	7,814,000	7,005,848
Centene Corp. 4.625%, 12/15/2029	13,970,000	13,393,422
CVS Health Corp.
3.750%, 04/01/2030	5,408,000	5,087,320
5.050%, 03/25/2048	4,473,000	4,183,633
5.250%, 01/30/2031	1,445,000	1,482,266
Fresenius Medical Care US Finance III, Inc.
2.375%, 02/16/2031 (B)	12,349,000	9,545,138
3.750%, 06/15/2029 (B)	11,470,000	10,054,788
IQVIA, Inc. 6.250%, 02/01/2029 (B)	3,483,000	3,636,067
Pfizer Investment Enterprises Pte, Ltd. 4.750%, 05/19/2033	6,574,000	6,588,757
Royalty Pharma PLC 1.750%, 09/02/2027	4,117,000	3,691,837
Thermo Fisher Scientific, Inc. 4.977%, 08/10/2030	3,630,000	3,718,780
Universal Health Services, Inc.
1.650%, 09/01/2026	6,167,000	5,610,999
2.650%, 10/15/2030	6,598,000	5,594,631
Viatris, Inc.
2.700%, 06/22/2030	7,946,000	6,726,423
4.000%, 06/22/2050	6,862,000	4,826,845
		93,611,890
Industrials – 4.3%
AerCap Ireland Capital DAC
1.750%, 01/30/2026	9,702,000	9,009,521
2.450%, 10/29/2026	24,766,000	22,931,366
3.000%, 10/29/2028	12,158,000	11,100,114
Air Canada 2013-1 Class A Pass Through Trust 4.125%, 05/15/2025 (B)	1,161,186	1,117,644
Air Canada 2017-1 Class B Pass Through Trust 3.700%, 01/15/2026 (B)	1,695,132	1,604,198
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Air Lease Corp.
2.100%, 09/01/2028	$4,481,000	$3,921,518
2.875%, 01/15/2026	3,181,000	3,030,420
3.625%, 12/01/2027	4,932,000	4,663,935
Alaska Airlines 2020-1 Class B Pass Through Trust 8.000%, 08/15/2025 (B)	3,647,694	3,655,382
American Airlines 2016-1 Class A Pass Through Trust 4.100%, 01/15/2028	6,949,274	6,400,886
American Airlines 2016-1 Class AA Pass Through Trust 3.575%, 01/15/2028	6,085,388	5,671,155
American Airlines 2017-1 Class A Pass Through Trust 4.000%, 02/15/2029	4,635,619	4,152,661
American Airlines 2017-1 Class AA Pass Through Trust 3.650%, 02/15/2029	5,328,731	4,929,380
American Airlines 2017-2 Class A Pass Through Trust 3.600%, 10/15/2029	4,013,793	3,514,390
American Airlines 2019-1 Class A Pass Through Trust 3.500%, 02/15/2032	6,276,979	5,336,609
American Airlines 2019-1 Class AA Pass Through Trust 3.150%, 02/15/2032	6,396,071	5,591,739
American Airlines 2021-1 Class A Pass Through Trust 2.875%, 07/11/2034	4,752,704	4,028,815
American Airlines 2021-1 Class B Pass Through Trust 3.950%, 07/11/2030	1,274,910	1,131,573
Ashtead Capital, Inc.
4.250%, 11/01/2029 (B)	2,302,000	2,149,510
5.500%, 08/11/2032 (B)	5,436,000	5,369,814
5.550%, 05/30/2033 (B)	2,706,000	2,677,457
5.950%, 10/15/2033 (B)	6,014,000	6,127,061
British Airways 2018-1 Class A Pass Through Trust 4.125%, 09/20/2031 (B)	1,530,836	1,391,942
British Airways 2020-1 Class A Pass Through Trust 4.250%, 11/15/2032 (B)	2,245,465	2,090,504
British Airways 2020-1 Class B Pass Through Trust 8.375%, 11/15/2028 (B)	1,661,751	1,716,559
Concentrix Corp. 6.600%, 08/02/2028	6,971,000	7,169,652
DAE Funding LLC 3.375%, 03/20/2028 (B)	7,806,000	7,177,867
Delta Air Lines, Inc. 4.750%, 10/20/2028 (B)	7,487,678	7,364,045
Huntington Ingalls Industries, Inc. 4.200%, 05/01/2030	3,156,000	3,007,701
Ingersoll Rand, Inc. 5.400%, 08/14/2028	1,332,000	1,372,548
JetBlue 2019-1 Class AA Pass Through Trust 2.750%, 05/15/2032	6,436,353	5,429,356
Owens Corning 3.950%, 08/15/2029	8,341,000	7,943,869
Regal Rexnord Corp.
6.050%, 02/15/2026 (B)	4,778,000	4,830,811

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Regal Rexnord Corp. (continued)
6.400%, 04/15/2033 (B)	$4,095,000	$4,268,094
SMBC Aviation Capital Finance DAC 2.300%, 06/15/2028 (B)	3,894,000	3,420,983
The Boeing Company
3.200%, 03/01/2029	4,360,000	4,077,446
5.040%, 05/01/2027	10,843,000	10,937,641
5.150%, 05/01/2030	16,612,000	16,911,198
United Airlines 2014-2 Class A Pass Through Trust 3.750%, 09/03/2026	8,409,027	8,011,255
United Airlines 2016-1 Class A Pass Through Trust 3.450%, 07/07/2028	7,716,349	6,879,528
United Airlines 2016-1 Class B Pass Through Trust 3.650%, 01/07/2026	6,704,253	6,348,243
United Airlines 2018-1 Class B Pass Through Trust 4.600%, 03/01/2026	2,653,723	2,520,028
United Airlines 2019-1 Class A Pass Through Trust 4.550%, 08/25/2031	4,429,697	3,925,720
United Airlines 2020-1 Class A Pass Through Trust 5.875%, 10/15/2027	12,172,991	12,324,297
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	3,625,504	3,511,779
United Airlines 2023-1 Class A Pass Through Trust 5.800%, 01/15/2036	7,169,000	7,269,990
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	1,712,168	1,664,484
		259,680,688
Information technology – 2.4%
Autodesk, Inc. 2.850%, 01/15/2030	3,346,000	3,015,955
Broadcom, Inc.
3.419%, 04/15/2033 (B)	11,115,000	9,762,382
4.750%, 04/15/2029	22,112,432	21,171,572
Dell International LLC 5.300%, 10/01/2029	5,382,000	5,542,394
Foundry JV Holdco LLC 5.875%, 01/25/2034 (B)	5,347,000	5,492,085
Gartner, Inc. 4.500%, 07/01/2028 (B)	7,293,000	6,916,151
Marvell Technology, Inc. 5.950%, 09/15/2033	8,941,000	9,480,945
Micron Technology, Inc.
2.703%, 04/15/2032	4,907,000	4,121,104
4.185%, 02/15/2027	10,435,000	10,234,917
5.327%, 02/06/2029	6,732,000	6,866,137
6.750%, 11/01/2029	11,681,000	12,622,324
Motorola Solutions, Inc.
2.300%, 11/15/2030	8,865,000	7,485,235
2.750%, 05/24/2031	8,602,000	7,352,126
NXP BV 3.875%, 06/18/2026	11,636,000	11,336,711
Oracle Corp. 2.950%, 04/01/2030	5,548,000	5,007,326
Qorvo, Inc. 3.375%, 04/01/2031 (B)	3,682,000	3,150,197
Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
VeriSign, Inc. 2.700%, 06/15/2031	$4,203,000	$3,602,237
VMware LLC 4.700%, 05/15/2030	9,327,000	9,200,150
		142,359,948
Materials – 0.3%
Anglo American Capital PLC 4.750%, 04/10/2027 (B)	4,433,000	4,374,429
Freeport-McMoRan, Inc.
4.250%, 03/01/2030	5,211,000	4,893,498
5.450%, 03/15/2043	7,603,000	7,396,503
Newmont Corp. 2.800%, 10/01/2029	2,032,000	1,853,998
OCI NV 6.700%, 03/16/2033 (B)	2,933,000	2,995,250
		21,513,678
Real estate – 0.9%
American Homes 4 Rent LP 4.250%, 02/15/2028	3,147,000	3,054,026
American Tower Corp. 3.800%, 08/15/2029	11,055,000	10,494,947
American Tower Trust I 5.490%, 03/15/2028 (B)	7,995,000	8,109,298
CoStar Group, Inc. 2.800%, 07/15/2030 (B)	8,616,000	7,323,074
GLP Capital LP
3.250%, 01/15/2032	1,916,000	1,617,587
4.000%, 01/15/2030	2,026,000	1,848,685
5.375%, 04/15/2026	3,132,000	3,112,635
Prologis LP 5.125%, 01/15/2034	6,718,000	6,933,389
SBA Tower Trust 6.599%, 01/15/2028 (B)	1,416,000	1,455,324
VICI Properties LP
4.125%, 08/15/2030 (B)	2,123,000	1,933,894
4.375%, 05/15/2025	1,793,000	1,762,049
4.625%, 12/01/2029 (B)	4,089,000	3,852,858
5.125%, 05/15/2032	1,733,000	1,689,335
		53,187,101
Utilities – 2.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030 (B)	5,845,429	4,910,160
American Electric Power Company, Inc. 5.625%, 03/01/2033	2,475,000	2,578,431
Atlantica Transmision Sur SA 6.875%, 04/30/2043 (B)	2,461,108	2,433,420
Constellation Energy Generation LLC
6.125%, 01/15/2034	2,070,000	2,215,077
6.500%, 10/01/2053	3,530,000	3,980,822
Dominion Energy, Inc. 3.375%, 04/01/2030	5,292,000	4,871,914
Duke Energy Carolinas LLC 4.950%, 01/15/2033	6,133,000	6,246,585
Duke Energy Corp.
2.450%, 06/01/2030	2,272,000	1,980,686
5.750%, 09/15/2033	7,220,000	7,637,428
Emera US Finance LP 3.550%, 06/15/2026	6,192,000	5,965,874
Eversource Energy 5.125%, 05/15/2033	5,667,000	5,695,621
Georgia Power Company 4.950%, 05/17/2033	3,760,000	3,790,332
Indianapolis Power & Light Company 5.650%, 12/01/2032 (B)	9,200,000	9,521,397

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
National Grid PLC 5.809%, 06/12/2033	$8,795,000	$9,241,440
NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/2030	13,461,000	11,514,923
NiSource, Inc.
1.700%, 02/15/2031	2,272,000	1,840,797
3.600%, 05/01/2030	4,887,000	4,547,041
5.250%, 03/30/2028	1,446,000	1,474,365
NRG Energy, Inc.
2.450%, 12/02/2027 (B)	6,241,000	5,626,793
4.450%, 06/15/2029 (B)	5,451,000	5,143,260
7.000%, 03/15/2033 (B)	6,323,000	6,683,126
San Diego Gas & Electric Company 4.950%, 08/15/2028	10,536,000	10,751,943
Sempra 5.500%, 08/01/2033	5,830,000	6,042,550
The Southern Company 5.700%, 03/15/2034	3,610,000	3,795,999
Vistra Operations Company LLC
3.700%, 01/30/2027 (B)	10,864,000	10,290,062
4.300%, 07/15/2029 (B)	10,449,000	9,776,565
6.950%, 10/15/2033 (B)	5,460,000	5,746,301
		154,302,912
TOTAL CORPORATE BONDS (Cost $1,886,449,624)		$1,806,858,537
MUNICIPAL BONDS – 0.6%
Foothill-Eastern Transportation Corridor Agency (California) 4.094%, 01/15/2049	5,856,000	4,883,417
Golden State Tobacco Securitization Corp. (California) 4.214%, 06/01/2050	4,975,000	3,743,373
Maryland Health & Higher Educational Facilities Authority 3.197%, 07/01/2050	9,725,000	7,045,512
Mississippi Hospital Equipment & Facilities Authority 3.720%, 09/01/2026	6,647,000	6,418,271
Ohio Turnpike & Infrastructure Commission 3.216%, 02/15/2048	2,540,000	1,910,942
Regents of the University of California Medical Center 3.006%, 05/15/2050	9,720,000	6,880,741
State Board of Administration Finance Corp. (Florida) 1.705%, 07/01/2027	3,337,000	3,021,355
TOTAL MUNICIPAL BONDS (Cost $43,161,984)		$33,903,611
COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%
Commercial and residential – 3.4%
Angel Oak Mortgage Trust LLC
Series 2020-R1, Class A1, 0.990%, 04/25/2053 (B)(F)	2,215,712	2,023,434
Series 2021-2, Class A1, 0.985%, 04/25/2066 (B)(F)	2,246,996	1,896,308
Series 2021-4, Class A1, 1.035%, 01/20/2065 (B)(F)	5,208,737	4,196,915
Series 2021-5, Class A1, 0.951%, 07/25/2066 (B)(F)	4,607,435	3,874,489
Arroyo Mortgage Trust Series 2021-1R, Class A1 1.175%, 10/25/2048 (B)(F)	2,747,853	2,242,603
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class A 3.218%, 04/14/2033 (B)	$2,121,000	$2,025,283
BBCMS Mortgage Trust Series 2020-C6, Class A2 2.690%, 02/15/2053	1,980,000	1,831,108
BRAVO Residential Funding Trust Series 2021-NQM1, Class A1 0.941%, 02/25/2049 (B)(F)	2,547,209	2,246,582
BX Trust
Series 2021-MFM1, Class D (1 month CME Term SOFR + 1.614%), 6.976%, 01/15/2034 (B)(E)	1,471,223	1,434,218
Series 2022-CLS, Class A, 5.760%, 10/13/2027 (B)	3,485,000	3,487,061
BXHPP Trust Series 2021-FILM, Class C (1 month CME Term SOFR + 1.214%) 6.576%, 08/15/2036 (B)(E)	14,743,000	13,214,026
Cantor Commercial Real Estate Lending Series 2019-CF1, Class A2 3.623%, 05/15/2052	7,704,000	7,270,683
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A2, 2.708%, 02/15/2053	6,905,000	6,204,491
Series 2023-SMRT, Class A, 5.820%, 10/12/2040 (B)(F)	4,232,000	4,283,998
COLT Mortgage Loan Trust
Series 2021-2, Class A1, 0.924%, 08/25/2066 (B)(F)	2,986,561	2,388,969
Series 2021-3, Class A1, 0.956%, 09/27/2066 (B)(F)	4,786,567	3,798,750
Series 2021-HX1, Class A1, 1.110%, 10/25/2066 (B)(F)	4,103,172	3,390,417
COLT Trust Series 2020-RPL1, Class A1 1.390%, 01/25/2065 (B)(F)	6,801,629	5,688,081
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2020-CX, Class D 2.683%, 11/10/2046 (B)(F)	4,291,000	3,273,680
Commercial Mortgage Trust (Deutsche Bank AG) Series 2020-CBM, Class A2 2.896%, 02/10/2037 (B)	3,156,000	3,026,480
Credit Suisse Mortgage Capital Certificates
Series 2020-NET, Class A, 2.257%, 08/15/2037 (B)	2,142,426	1,981,761
Series 2021-AFC1, Class A1, 0.830%, 03/25/2056 (B)(F)	6,281,905	4,919,191
Series 2021-NQM2, Class A1, 1.179%, 02/25/2066 (B)(F)	2,698,772	2,296,479
Series 2021-NQM3, Class A1, 1.015%, 04/25/2066 (B)(F)	2,081,664	1,732,853
Series 2021-NQM5, Class A1, 0.938%, 05/25/2066 (B)(F)	2,501,771	1,980,483
Series 2021-NQM6, Class A1, 1.174%, 07/25/2066 (B)(F)	6,404,426	5,119,510
Series 2021-RPL2, Class A1A, 1.115%, 01/25/2060 (B)(F)	8,390,225	6,886,887

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
DBJPM Mortgage Trust Series 2020-C9, Class A2 1.900%, 08/15/2053	$5,885,000	$5,463,147
Deephaven Residential Mortgage Trust Series 2021-2, Class A1 0.899%, 04/25/2066 (B)(F)	3,857,873	3,294,011
Ellington Financial Mortgage Trust
Series 2021-1, Class A1, 0.797%, 02/25/2066 (B)(F)	1,579,465	1,329,490
Series 2021-2, Class A1, 0.931%, 06/25/2066 (B)(F)	3,535,842	2,816,948
Flagstar Mortgage Trust Series 2021-1, Class A2 2.500%, 02/01/2051 (B)(F)	7,028,580	5,746,960
GCAT Trust
Series 2021-NQM1, Class A1, 0.874%, 01/25/2066 (B)(F)	1,507,441	1,232,329
Series 2021-NQM2, Class A1, 1.036%, 05/25/2066 (B)(F)	1,650,559	1,351,026
Series 2021-NQM3, Class A1, 1.091%, 05/25/2066 (B)(F)	3,342,120	2,746,409
GS Mortgage Securities Trust Series 2020-UPTN, Class A 2.751%, 02/10/2037 (B)	2,210,000	2,093,639
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class A1, 1.382%, 09/27/2060 (B)(F)	943,841	859,164
Series 2021-NQM1, Class A1, 1.017%, 07/25/2061 (B)(F)	2,152,384	1,833,102
Imperial Fund Mortgage Trust Series 2021-NQM1, Class A1 1.071%, 06/25/2056 (B)(F)	2,713,791	2,287,833
JPMorgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A 3.024%, 01/05/2039 (B)	6,678,000	5,607,955
KNDL Mortgage Trust Series 2019-KNSQ, Class C (1 month CME Term SOFR + 1.246%) 6.608%, 05/15/2036 (B)(E)	5,586,000	5,538,937
MFA Trust Series 2021-NQM1, Class A1 1.153%, 04/25/2065 (B)(F)	2,012,650	1,827,105
New Residential Mortgage Loan Trust Series 2020-1A, Class A1B 3.500%, 10/25/2059 (B)(F)	2,374,444	2,217,248
NMLT Trust Series 2021-INV1, Class A1 1.185%, 05/25/2056 (B)(F)	5,496,695	4,498,635
NYMT Loan Trust Series 2022-CP1, Class A1 2.042%, 07/25/2061 (B)	1,644,872	1,500,501
OBX Trust
Series 2020-EXP2, Class A3, 2.500%, 05/25/2060 (B)(F)	2,018,522	1,640,858
Series 2021-NQM2, Class A1, 1.101%, 05/25/2061 (B)(F)	3,543,731	2,721,639
Series 2021-NQM3, Class A1, 1.054%, 07/25/2061 (B)(F)	5,143,423	3,930,321
Provident Funding Mortgage Trust Series 2020-F1, Class A2 2.000%, 01/25/2036 (B)(F)	4,548,006	3,883,530
Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
SLG Office Trust Series 2021-OVA, Class C 2.851%, 07/15/2041 (B)	$8,579,000	$6,860,265
Starwood Mortgage Residential Trust
Series 2021-2, Class A1, 0.943%, 05/25/2065 (B)(F)	1,819,605	1,641,515
Series 2022-1, Class A1, 2.447%, 12/25/2066 (B)(F)	5,311,406	4,528,117
Towd Point Mortgage Trust
Series 2018-4, Class A1, 3.000%, 06/25/2058 (B)(F)	1,900,554	1,768,169
Series 2019-4, Class A1, 2.900%, 10/25/2059 (B)(F)	2,915,703	2,738,173
Series 2020-4, Class A1, 1.750%, 10/25/2060 (B)	3,740,416	3,288,182
Verus Securitization Trust
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter), 1.218%, 05/25/2065 (B)	1,259,246	1,163,056
Series 2021-1, Class A1, 0.815%, 01/25/2066 (B)(F)	2,762,920	2,361,002
Series 2021-3, Class A1, 1.046%, 06/25/2066 (B)(F)	3,987,338	3,315,268
Series 2021-4, Class A1, 0.938%, 07/25/2066 (B)(F)	2,909,515	2,309,710
Series 2021-5, Class A1, 1.013%, 09/25/2066 (B)(F)	2,782,857	2,283,033
Series 2021-R2, Class A1, 0.918%, 02/25/2064 (B)(F)	2,566,003	2,257,935
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (B)	2,771,441	2,490,540
		204,140,492
U.S. Government Agency – 1.0%
Federal Home Loan Mortgage Corp. Series K048, Class X1 IO 0.206%, 06/25/2025	149,267,122	348,852
Government National Mortgage Association
Series 2012-114, Class IO, 0.622%, 01/16/2053	12,514,587	194,482
Series 2016-174, Class IO, 0.891%, 11/16/2056	9,657,481	380,728
Series 2017-109, Class IO, 0.230%, 04/16/2057	11,460,480	184,189
Series 2017-124, Class IO, 0.627%, 01/16/2059	11,894,820	375,197
Series 2017-135, Class IO, 0.718%, 10/16/2058	39,958,419	1,516,006
Series 2017-140, Class IO, 0.486%, 02/16/2059	19,047,600	590,550
Series 2017-159, Class IO, 0.433%, 06/16/2059	26,914,030	733,596
Series 2017-20, Class IO, 0.527%, 12/16/2058	25,042,632	583,927
Series 2017-22, Class IO, 0.754%, 12/16/2057	12,218,890	430,629
Series 2017-41, Class IO, 0.585%, 07/16/2058	9,237,518	260,727
Series 2017-46, Class IO, 0.645%, 11/16/2057	13,001,163	448,605
Series 2017-61, Class IO, 0.745%, 05/16/2059	21,369,829	774,861

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage Association (continued)
Series 2018-158, Class IO, 0.787%, 05/16/2061	$19,871,741	$987,965
Series 2018-69, Class IO, 0.615%, 04/16/2060	21,587,936	941,905
Series 2019-131, Class IO, 0.802%, 07/16/2061	26,705,140	1,410,138
Series 2020-100, Class IO, 0.784%, 05/16/2062	28,421,845	1,616,834
Series 2020-108, Class IO, 0.847%, 06/16/2062	68,751,823	3,930,824
Series 2020-114, Class IO, 0.800%, 09/16/2062	67,698,238	3,993,614
Series 2020-118, Class IO, 0.882%, 06/16/2062	49,962,323	3,079,463
Series 2020-119, Class IO, 0.602%, 08/16/2062	27,481,493	1,297,272
Series 2020-120, Class IO, 0.762%, 05/16/2062	15,765,530	887,197
Series 2020-137, Class IO, 0.796%, 09/16/2062	87,919,147	4,847,756
Series 2020-150, Class IO, 0.962%, 12/16/2062	44,621,681	3,029,611
Series 2020-170, Class IO, 0.834%, 11/16/2062	57,615,205	3,548,290
Series 2020-92, Class IO, 0.878%, 02/16/2062	65,223,730	4,099,585
Series 2021-10, Class IO, 0.986%, 05/16/2063	41,666,036	2,842,578
Series 2021-11, Class IO, 1.020%, 12/16/2062	64,759,317	4,430,573
Series 2021-203, Class IO, 0.869%, 07/16/2063	54,603,351	3,477,840
Series 2021-3, Class IO, 0.868%, 09/16/2062	75,791,595	4,652,262
Series 2021-40, Class IO, 0.824%, 02/16/2063	19,795,766	1,204,250
Series 2022-181, Class IO, 0.716%, 07/16/2064	20,473,691	1,383,289
Series 2022-21, Class IO, 0.783%, 10/16/2063	18,727,676	1,145,012
		59,628,607
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $365,235,214)		$263,769,099
ASSET BACKED SECURITIES – 7.3%
ABPCI Direct Lending Fund I, Ltd. Series 2020-1A, Class A 3.199%, 12/20/2030 (B)	8,583,656	8,186,448
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 1.937%, 08/15/2046 (B)	7,638,000	6,845,412
Series 2023-2A, Class A2 6.500%, 11/16/2048 (B)	4,198,000	4,236,736
AMSR Trust
Series 2020-SFR4, Class A 1.355%, 11/17/2037 (B)	1,129,000	1,049,632
Series 2021-SFR1, Class B 2.153%, 06/17/2038 (B)	5,614,000	4,817,272
Series 2021-SFR4, Class A 2.117%, 12/17/2038 (B)	1,681,000	1,528,153
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Applebee's Funding LLC Series 2023-1A, Class A2 7.824%, 03/05/2053 (B)	$3,779,000	$3,874,420
Aqua Finance Trust Series 2021-A, Class A 1.540%, 07/17/2046 (B)	2,411,446	2,154,161
Arby's Funding LLC Series 2020-1A, Class A2 3.237%, 07/30/2050 (B)	8,854,560	8,078,316
Beacon Container Finance II LLC Series 2021-1A, Class A 2.250%, 10/22/2046 (B)	6,572,950	5,827,575
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A 3.280%, 09/26/2033 (B)	2,023,667	1,931,611
CARS-DB4 LP Series 2020-1A, Class A1 2.690%, 02/15/2050 (B)	6,332,511	6,081,808
CARS-DB7 LP Series 2023-1A, Class A1 5.750%, 09/15/2053 (B)	7,769,520	7,806,166
CF Hippolyta Issuer LLC
Series 2020-1, Class A1 1.690%, 07/15/2060 (B)	7,713,700	7,128,761
Series 2021-1A, Class A1 1.530%, 03/15/2061 (B)	6,834,630	6,108,893
CLI Funding VI LLC Series 2020-1A, Class A 2.080%, 09/18/2045 (B)	7,275,694	6,497,893
CLI Funding VIII LLC
Series 2021-1A, Class A 1.640%, 02/18/2046 (B)	5,093,256	4,491,866
Series 2022-1A, Class A 2.720%, 01/18/2047 (B)	4,546,873	4,012,978
CyrusOne Data Centers Issuer I LLC Series 2023-1A, Class A2 4.300%, 04/20/2048 (B)	5,907,000	5,394,860
DataBank Issuer
Series 2021-1A, Class A2 2.060%, 02/27/2051 (B)	10,204,000	9,231,790
Series 2021-2A, Class A2 2.400%, 10/25/2051 (B)	7,833,000	6,964,199
DB Master Finance LLC
Series 2017-1A, Class A2II 4.030%, 11/20/2047 (B)	2,769,065	2,624,907
Series 2021-1A, Class A2I 2.045%, 11/20/2051 (B)	10,857,420	9,866,908
Diamond Infrastructure Funding LLC Series 2021-1A, Class A 1.760%, 04/15/2049 (B)	7,537,000	6,690,103
Domino's Pizza Master Issuer LLC
Series 2017-1A, Class A23 4.118%, 07/25/2047 (B)	9,129,998	8,707,918
Series 2019-1A, Class A2 3.668%, 10/25/2049 (B)	2,670,938	2,436,795
Series 2021-1A, Class A2I 2.662%, 04/25/2051 (B)	5,508,750	4,869,702
Driven Brands Funding LLC
Series 2018-1A, Class A2 4.739%, 04/20/2048 (B)	2,334,150	2,279,977
Series 2020-2A, Class A2 3.237%, 01/20/2051 (B)	5,484,900	4,892,608
Series 2021-1A, Class A2 2.791%, 10/20/2051 (B)	6,532,680	5,586,689

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Elara HGV Timeshare Issuer LLC Series 2019-A, Class A 2.610%, 01/25/2034 (B)	$1,062,712	$1,013,541
FirstKey Homes Trust
Series 2020-SFR2, Class A 1.266%, 10/19/2037 (B)	3,643,900	3,377,556
Series 2021-SFR1, Class A 1.538%, 08/17/2038 (B)	4,052,100	3,668,115
Series 2021-SFR1, Class C 1.888%, 08/17/2038 (B)	8,099,000	7,240,768
Five Guys Holdings, Inc. Series 2023-1A, Class A2 7.549%, 01/26/2054 (B)	5,027,000	5,058,152
Ford Credit Auto Owner Trust Series 2023-2, Class A 5.280%, 02/15/2036 (B)	5,846,000	5,970,625
Golub Capital Partners Funding, Ltd.
Series 2020-1A, Class A2 3.208%, 01/22/2029 (B)	3,365,665	3,164,934
Series 2021-1A, Class A2 2.773%, 04/20/2029 (B)	5,011,288	4,712,298
HI-FI Music IP Issuer LP Series 2022-1A, Class A2 3.939%, 02/01/2062 (B)	6,407,000	5,959,638
Home Partners of America Trust Series 2021-2, Class A 1.901%, 12/17/2026 (B)	1,948,875	1,761,343
Hotwire Funding LLC
Series 2021-1, Class A2 2.311%, 11/20/2051 (B)	5,233,000	4,720,135
Series 2023-1A, Class A2 5.687%, 05/20/2053 (B)	5,414,000	5,366,345
Jack in the Box Funding LLC
Series 2019-1A, Class A23 4.970%, 08/25/2049 (B)	2,966,125	2,764,553
Series 2022-1A, Class A2I 3.445%, 02/26/2052 (B)	5,416,545	4,982,539
MetroNet Infrastructure Issuer LLC Series 2023-1A, Class A2 6.560%, 04/20/2053 (B)	3,616,000	3,581,451
Monroe Capital Funding, Ltd. Series 2021-1A, Class A2 2.815%, 04/22/2031 (B)	12,848,020	11,880,200
Navient Private Education Refi Loan Trust
Series 2019-EA, Class A2A 2.640%, 05/15/2068 (B)	2,103,326	1,997,004
Series 2019-FA, Class A2 2.600%, 08/15/2068 (B)	1,831,601	1,705,287
Series 2020-BA, Class A2 2.120%, 01/15/2069 (B)	3,912,653	3,608,335
Series 2020-GA, Class A 1.170%, 09/16/2069 (B)	3,501,904	3,134,753
Series 2020-HA, Class A 1.310%, 01/15/2069 (B)	4,406,082	4,032,860
Series 2021-A, Class A 0.840%, 05/15/2069 (B)	4,249,104	3,743,094
Navient Student Loan Trust Series 2020-2A, Class A1A 1.320%, 08/26/2069 (B)	3,215,211	2,756,205
Neighborly Issuer LLC
Series 2021-1A, Class A2 3.584%, 04/30/2051 (B)	9,049,950	7,852,814
Series 2022-1A, Class A2 3.695%, 01/30/2052 (B)	4,286,648	3,661,376
Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class A1 1.910%, 10/20/2061 (B)	$8,463,000	$7,405,880
Series 2021-1, Class B1 2.410%, 10/20/2061 (B)	3,933,000	3,188,585
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A 3.844%, 12/25/2025 (B)	1,349,514	1,286,264
Series 2021-FHT1, Class A 3.104%, 07/25/2026 (B)	1,027,195	954,094
Progress Residential Trust
Series 2021-SFR2, Class A 1.546%, 04/19/2038 (B)	11,723,516	10,675,035
Series 2021-SFR5, Class A 1.427%, 07/17/2038 (B)	9,349,548	8,469,448
Series 2021-SFR8, Class B 1.681%, 10/17/2038 (B)	3,244,000	2,897,194
Retained Vantage Data Centers Issuer LLC Series 2023-1A, Class A2A 5.000%, 09/15/2048 (B)	7,117,000	6,654,495
SCF Equipment Leasing LLC
Series 2019-2A, Class C 3.110%, 06/21/2027 (B)	7,917,000	7,749,730
Series 2021-1A, Class B 1.370%, 08/20/2029 (B)	5,189,000	4,955,707
Series 2022-2A, Class A3 6.500%, 10/21/2030 (B)	8,159,000	8,220,454
SERVPRO Master Issuer LLC Series 2021-1A, Class A2 2.394%, 04/25/2051 (B)	5,010,525	4,304,041
Sesac Finance LLC Series 2019-1, Class A2 5.216%, 07/25/2049 (B)	6,324,288	6,147,245
SMB Private Education Loan Trust
Series 2019-B, Class A2A 2.840%, 06/15/2037 (B)	3,998,383	3,787,257
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (B)	2,874,236	2,585,550
Series 2021-A, Class APT2 1.070%, 01/15/2053 (B)	1,830,501	1,601,906
SoFi Professional Loan Program LLC Series 2019-B, Class A2FX 3.090%, 08/17/2048 (B)	985,044	938,479
Sonic Capital LLC
Series 2020-1A, Class A2I 3.845%, 01/20/2050 (B)	5,305,067	4,994,885
Series 2020-1A, Class A2II 4.336%, 01/20/2050 (B)	5,375,633	4,944,013
Series 2021-1A, Class A2I 2.190%, 08/20/2051 (B)	4,474,995	3,815,452
Sunbird Engine Finance LLC Series 2020-1A, Class A 3.671%, 02/15/2045 (B)	1,372,498	1,169,506
Taco Bell Funding LLC Series 2021-1A, Class A2I 1.946%, 08/25/2051 (B)	10,277,933	9,211,135
TIF Funding II LLC
Series 2020-1A, Class A 2.090%, 08/20/2045 (B)	8,783,213	7,882,395
Series 2021-1A, Class A 1.650%, 02/20/2046 (B)	3,995,364	3,430,002
Tricon American Homes Trust Series 2020-SFR2, Class A 1.482%, 11/17/2039 (B)	5,942,290	5,203,132

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Select Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Triton Container Finance VIII LLC
Series 2020-1A, Class A 2.110%, 09/20/2045 (B)	$8,527,223	$7,576,208
Series 2021-1A, Class A 1.860%, 03/20/2046 (B)	5,327,736	4,640,391
Vantage Data Centers LLC
Series 2020-1A, Class A2 1.645%, 09/15/2045 (B)	5,594,000	5,172,229
Series 2020-2A, Class A2 1.992%, 09/15/2045 (B)	4,913,000	4,271,138
VCP RRL ABS I, Ltd. Series 2021-1A, Class A 2.152%, 10/20/2031 (B)	1,740,140	1,606,853
VR Funding LLC Series 2020-1A, Class A 2.790%, 11/15/2050 (B)	5,873,139	5,254,232
Wendy's Funding LLC Series 2021-1A, Class A2I 2.370%, 06/15/2051 (B)	5,621,324	4,846,650
Westgate Resorts LLC Series 2022-1A, Class A 1.788%, 08/20/2036 (B)	3,942,344	3,776,921
Willis Engine Structured Trust V Series 2020-A, Class A 3.228%, 03/15/2045 (B)	1,595,577	1,438,213
Wingstop Funding LLC Series 2020-1A, Class A2 2.841%, 12/05/2050 (B)	10,760,140	9,676,368
Zaxby's Funding LLC Series 2021-1A, Class A2 3.238%, 07/30/2051 (B)	4,254,080	3,686,828
TOTAL ASSET BACKED SECURITIES (Cost $482,405,807)		$442,336,393
SHORT-TERM INVESTMENTS – 0.5%
Short-term funds – 0.5%
John Hancock Collateral Trust, 5.3645% (G)(H)	2,977,189	29,772,485
TOTAL SHORT-TERM INVESTMENTS (Cost $29,773,779)		$29,772,485
Total Investments (Select Bond Trust) (Cost $6,297,227,509) – 99.2%		$5,968,115,522
Other assets and liabilities, net – 0.8%		48,654,024
TOTAL NET ASSETS – 100.0%		$6,016,769,546
Select Bond Trust (continued)
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $981,143,310 or 16.3% of the fund's net assets as of 12-31-23.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-23.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $1,821,613.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	182	Long	Mar 2024	$20,603,291	$20,546,094	$(57,197)
Ultra U.S. Treasury Bond Futures	57	Long	Mar 2024	6,954,124	7,614,844	660,720
						$603,523

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Short Term Government Income Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 95.4%
U.S. Government – 43.5%
U.S. Treasury Notes
0.625%, 07/31/2026	$1,000,000	$915,977
0.875%, 06/30/2026	1,800,000	1,664,508
1.125%, 10/31/2026	2,500,000	2,306,934
3.500%, 01/31/2028	17,150,000	16,879,350
3.750%, 04/15/2026	10,744,000	10,644,114
4.000%, 02/15/2026 to 02/29/2028	4,000,000	3,997,422
4.250%, 10/15/2025	2,500,000	2,495,313
4.375%, 08/15/2026 to 11/30/2028	32,802,000	33,320,273
4.625%, 03/15/2026	1,675,000	1,689,525
		73,913,416
U.S. Government Agency – 51.9%
Federal Farm Credit Bank
0.500%, 12/23/2025 to 02/04/2026	10,000,000	9,236,794
0.680%, 01/13/2027	6,000,000	5,400,047
1.600%, 12/14/2026	2,000,000	1,848,863
3.370%, 12/08/2025	2,000,000	1,955,941
Federal Home Loan Bank
0.650%, 02/26/2026	6,000,000	5,546,174
0.700%, 01/28/2026	7,000,000	6,498,813
0.900%, 02/26/2027	2,000,000	1,805,060
1.000%, 03/23/2026	1,950,000	1,811,386
1.100%, 07/13/2026 to 08/20/2026	3,000,000	2,764,200
2.750%, 03/25/2027	2,600,000	2,485,255
3.250%, 06/09/2025	2,415,000	2,376,234
3.500%, 05/19/2025	4,000,000	3,952,535
4.130%, 08/28/2025	2,500,000	2,487,221
5.000%, 09/14/2027	1,500,000	1,486,288
Federal Home Loan Mortgage Corp.
0.375%, 09/23/2025	3,060,000	2,855,984
0.640%, 11/24/2025	2,000,000	1,859,247
0.650%, 10/22/2025	2,000,000	1,866,403
0.700%, 12/23/2025	2,000,000	1,855,260
0.800%, 10/27/2026	2,000,000	1,813,521
1.500%, 02/12/2025	3,500,000	3,378,930
2.500%, 09/01/2034	1,387,609	1,292,263
3.000%, 07/01/2030 to 12/01/2032	1,484,324	1,426,560
3.500%, 04/01/2032	665,587	648,350
4.050%, 08/28/2025	2,000,000	1,987,308
4.250%, 08/25/2027	2,000,000	1,972,341
4.876%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.617%), 05/01/2045 (A)	265,719	269,494
7.000%, 04/01/2031 to 04/01/2032	207	214
Federal National Mortgage Association
0.375%, 08/25/2025	5,000,000	4,674,586
0.625%, 04/22/2025	2,750,000	2,614,644
0.650%, 12/17/2025	2,000,000	1,854,583
2.500%, 10/01/2027 to 09/01/2034	1,678,362	1,571,803
3.000%, 03/01/2028 to 09/01/2034	3,984,302	3,832,948
3.500%, 07/01/2031 to 06/01/2034	2,678,828	2,603,755
6.500%, 01/01/2039	208,693	220,245
7.000%, 12/01/2026 to 01/01/2029	446	459
8.000%, 10/01/2024 to 09/01/2030	573	605
		88,254,314
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $168,161,103)		$162,167,730
MUNICIPAL BONDS – 2.8%
City of Houston, GO (Texas) 2.110%, 03/01/2025	1,000,000	967,165
City of New York, GO 1.990%, 10/01/2026	1,000,000	934,251
Short Term Government Income Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
County of Orange (Florida) 2.280%, 01/01/2026	$1,000,000	$956,244
Los Angeles Unified School District, GO (California) 1.540%, 09/15/2025	1,000,000	940,344
State of California, GO 2.375%, 10/01/2026	1,000,000	947,037
TOTAL MUNICIPAL BONDS (Cost $4,996,909)		$4,745,041
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
U.S. Government Agency – 0.5%
Federal Home Loan Mortgage Corp. Series K038, Class X1 IO 1.051%, 03/25/2024	5,007,601	2,708
Government National Mortgage Association
Series 2012-114, Class IO, 0.622%, 01/16/2053	852,229	13,244
Series 2017-109, Class IO, 0.230%, 04/16/2057	851,490	13,685
Series 2017-124, Class IO, 0.627%, 01/16/2059	711,209	22,434
Series 2017-140, Class IO, 0.486%, 02/16/2059	634,084	19,659
Series 2017-20, Class IO, 0.527%, 12/16/2058	1,552,081	36,190
Series 2017-41, Class IO, 0.585%, 07/16/2058	832,729	23,504
Series 2017-46, Class IO, 0.645%, 11/16/2057	1,161,886	40,091
Series 2017-61, Class IO, 0.745%, 05/16/2059	736,367	26,700
Series 2017-74, Class IO, 0.438%, 09/16/2058	1,267,352	25,219
Series 2017-89, Class IO, 0.493%, 07/16/2059	1,073,517	30,395
Series 2018-9, Class IO, 0.443%, 01/16/2060	1,340,129	40,280
Series 2020-118, Class IO, 0.882%, 06/16/2062	1,366,233	84,209
Series 2020-119, Class IO, 0.602%, 08/16/2062	757,280	35,748
Series 2020-120, Class IO, 0.762%, 05/16/2062	2,040,145	114,808
Series 2020-137, Class IO, 0.796%, 09/16/2062	1,389,266	76,602
Series 2020-170, Class IO, 0.834%, 11/16/2062	1,529,087	94,170
Series 2021-40, Class IO, 0.824%, 02/16/2063	480,305	29,219
Series 2022-53, Class IO, 0.711%, 06/16/2064	1,698,813	86,749
		815,614
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,031,736)		$815,614
SHORT-TERM INVESTMENTS – 0.8%
Short-term funds – 0.8%
John Hancock Collateral Trust, 5.3645% (B)(C)	138,731	1,387,336
TOTAL SHORT-TERM INVESTMENTS (Cost $1,387,403)		$1,387,336
Total Investments (Short Term Government Income Trust) (Cost $177,577,151) – 99.5%		$169,115,721
Other assets and liabilities, net – 0.5%		831,430
TOTAL NET ASSETS – 100.0%		$169,947,151

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Short Term Government Income Trust (continued)
Security Abbreviations and Legend
GO	General Obligation
IBOR	Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
Short Term Government Income Trust (continued)
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	66	Long	Mar 2024	$7,016,739	$7,179,047	$162,308
						$162,308

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Strategic Income Opportunities Trust
		Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 15.0%
U.S. Government – 11.0%
U.S. Treasury Bonds
2.000%, 02/15/2050		$4,548,000	$2,992,620
2.375%, 02/15/2042		2,250,000	1,726,348
2.750%, 11/15/2042		995,000	804,590
3.000%, 02/15/2049 to 08/15/2052		8,210,000	6,689,647
3.625%, 02/15/2053		2,845,000	2,627,180
U.S. Treasury Notes
0.500%, 02/28/2026		1,775,000	1,640,280
1.500%, 01/31/2027		4,680,000	4,344,173
1.875%, 02/15/2032		1,509,000	1,297,327
2.625%, 05/31/2027		1,015,000	971,466
2.750%, 08/15/2032		4,205,000	3,850,860
2.875%, 05/15/2032		10,035,000	9,298,831
3.500%, 02/15/2033		5,665,000	5,493,501
5.000%, 08/31/2025		925,000	933,527
			42,670,350
U.S. Government Agency – 4.0%
Federal Home Loan Mortgage Corp.
4.500%, 08/01/2052		838,938	814,656
5.000%, 08/01/2052 to 11/01/2052		2,701,708	2,701,374
5.500%, 11/01/2052 to 09/01/2053		5,339,711	5,425,406
Federal National Mortgage Association
4.500%, 09/01/2052		1,977,873	1,931,753
5.000%, 11/01/2052		746,528	745,854
5.500%, 10/01/2052 to 12/01/2052		3,711,693	3,750,516
			15,369,559
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $60,803,575)			$58,039,909
FOREIGN GOVERNMENT OBLIGATIONS – 23.6%
Australia – 1.8%
Commonwealth of Australia 1.000%, 12/21/2030	AUD	905,000	510,609
New South Wales Treasury Corp.
1.250%, 03/20/2025		1,370,000	902,607
1.500%, 02/20/2032		2,750,000	1,501,167
2.000%, 03/08/2033		765,000	421,910
Queensland Treasury Corp.
1.750%, 07/20/2034 (A)		845,000	438,867
2.750%, 08/20/2027 (A)		910,000	596,369
5.250%, 07/21/2036 (A)		1,075,000	767,628
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Australia (continued)
South Australian Government Financing Authority 4.750%, 05/24/2038	AUD	870,000	$575,756
Treasury Corp. of Victoria 2.250%, 11/20/2034		795,000	423,876
Western Australian Treasury Corp. 1.500%, 10/22/2030		1,600,000	918,659
			7,057,448
Austria – 0.4%
Republic of Austria 2.900%, 02/20/2033 (A)	EUR	1,330,000	1,521,662
Brazil – 0.9%
Federative Republic of Brazil 10.000%, 01/01/2025 to 01/01/2027	BRL	17,410,000	3,587,764
Canada – 2.3%
CPPIB Capital, Inc. 2.250%, 12/01/2031 (A)	CAD	635,000	431,894
Government of Canada
0.500%, 12/01/2030		905,000	573,584
1.250%, 03/01/2025		2,310,000	1,683,587
1.500%, 09/01/2024		885,000	654,107
Province of Alberta 0.625%, 04/18/2025	EUR	670,000	716,596
Province of British Columbia 4.200%, 07/06/2033		$750,000	742,064
Province of Ontario
1.350%, 12/02/2030	CAD	2,750,000	1,790,670
3.450%, 06/02/2045		1,060,000	733,124
Province of Quebec
0.200%, 04/07/2025	EUR	465,000	494,667
4.500%, 09/08/2033		$824,000	833,861
			8,654,154
China – 0.2%
People's Republic of China 2.690%, 08/12/2026	CNY	4,220,000	600,764
Colombia – 0.2%
Republic of Colombia
3.250%, 04/22/2032		$590,000	468,271
4.500%, 03/15/2029		235,000	219,965
5.625%, 02/26/2044		235,000	197,286
			885,522

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Finland – 0.5%
Kuntarahoitus OYJ 6.000%, (3 month NIBOR + 1.250%), 01/10/2025 (B)	NOK	7,000,000	$696,528
Republic of Finland 3.000%, 09/15/2033 (A)	EUR	1,205,000	1,376,893
			2,073,421
Germany – 0.4%
Federal Republic of Germany 3.250%, 07/04/2042		435,000	548,205
Federal Republic of Germany, Zero Coupon 0.000%, 02/15/2031 to 05/15/2035		1,090,000	1,014,933
			1,563,138
India – 1.1%
Export-Import Bank of India 3.875%, 02/01/2028 (A)		$630,000	604,797
Republic of India
5.220%, 06/15/2025	INR	80,250,000	939,471
6.100%, 07/12/2031		33,840,000	380,978
6.450%, 10/07/2029		33,000,000	383,650
7.060%, 04/10/2028		45,750,000	548,952
7.260%, 02/06/2033		29,600,000	356,538
7.270%, 04/08/2026		15,300,000	184,380
7.380%, 06/20/2027		62,940,000	760,722
			4,159,488
Indonesia – 3.4%
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/2027 (A)		$940,000	932,950
Republic of Indonesia
1.100%, 03/12/2033	EUR	261,000	227,275
2.150%, 07/18/2024 (A)		740,000	806,506
3.050%, 03/12/2051		$545,000	414,459
3.850%, 10/15/2030		405,000	385,661
5.125%, 04/15/2027	IDR	6,216,000,000	388,512
6.375%, 08/15/2028 to 04/15/2032		44,636,000,000	2,876,962
6.500%, 06/15/2025		41,210,000,000	2,676,868
6.625%, 05/15/2033		10,391,000,000	676,255
7.500%, 06/15/2035 to 05/15/2038		10,834,000,000	747,968
8.125%, 05/15/2024		3,514,000,000	229,294
8.375%, 09/15/2026		12,897,000,000	877,111
8.750%, 05/15/2031		17,423,000,000	1,264,862
9.000%, 03/15/2029		6,709,000,000	481,315
			12,985,998
Ireland – 0.1%
Republic of Ireland 1.100%, 05/15/2029	EUR	315,000	327,985
Italy – 0.3%
Republic of Italy 1.250%, 02/17/2026		$1,032,000	953,933
Japan – 0.8%
Government of Japan
0.005%, 03/20/2027	JPY	107,000,000	757,214
0.100%, 06/20/2025		319,300,000	2,267,969
			3,025,183
Malaysia – 1.4%
Government of Malaysia
3.733%, 06/15/2028	MYR	1,930,000	421,172
3.828%, 07/05/2034		1,965,000	424,669
3.844%, 04/15/2033		6,033,000	1,312,668
3.882%, 03/14/2025		2,835,000	620,911
3.899%, 11/16/2027		3,370,000	740,476
3.900%, 11/30/2026		1,805,000	396,996
3.906%, 07/15/2026		3,855,000	847,548
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Malaysia (continued)
Government of Malaysia (continued)
4.498%, 04/15/2030	MYR	3,215,000	$729,274
			5,493,714
Mexico – 1.5%
Government of Mexico
5.000%, 03/06/2025	MXN	22,511,000	1,256,021
7.500%, 05/26/2033		46,370,000	2,473,058
7.750%, 05/29/2031		40,230,000	2,208,776
			5,937,855
Netherlands – 0.3%
BNG Bank NV 3.300%, 07/17/2028	AUD	1,775,000	1,157,237
New Zealand – 2.1%
Government of New Zealand
0.500%, 05/15/2024 to 05/15/2026	NZD	3,900,000	2,361,864
2.750%, 04/15/2025		690,000	424,073
3.500%, 04/14/2033		4,015,000	2,378,083
4.250%, 05/15/2034		1,070,000	669,194
New Zealand Local Government Funding Agency
2.250%, 05/15/2031		220,000	116,952
3.000%, 05/15/2035		1,135,000	589,647
3.500%, 04/14/2033		1,785,000	1,009,082
4.700%, 08/01/2028	AUD	850,000	587,360
			8,136,255
Norway – 1.2%
Kingdom of Norway
1.250%, 09/17/2031 (A)	NOK	11,450,000	975,514
1.750%, 03/13/2025 to 02/17/2027 (A)		15,790,000	1,513,686
2.125%, 05/18/2032 (A)		10,990,000	991,513
Kommunalbanken AS
4.250%, 07/16/2025	AUD	1,070,000	727,785
5.250%, 07/15/2024		764,000	522,195
			4,730,693
Philippines – 1.7%
Republic of the Philippines
0.875%, 05/17/2027	EUR	1,465,000	1,481,969
2.625%, 08/12/2025	PHP	88,455,000	1,515,008
3.625%, 09/09/2025		32,845,000	571,205
6.125%, 08/22/2028		50,410,000	918,313
6.250%, 01/14/2036		43,000,000	728,294
6.750%, 09/15/2032		49,410,000	936,402
8.000%, 09/30/2035		17,600,000	369,106
			6,520,297
Qatar – 0.2%
State of Qatar 4.817%, 03/14/2049 (A)		$710,000	690,759
Singapore – 0.3%
Republic of Singapore
1.250%, 11/01/2026	SGD	200,000	144,644
3.375%, 09/01/2033		1,250,000	1,000,350
			1,144,994
South Korea – 1.8%
Republic of Korea
1.375%, 12/10/2029	KRW	557,700,000	389,620
2.125%, 06/10/2027		1,303,700,000	976,985
2.375%, 03/10/2027		4,227,830,000	3,201,236
3.125%, 09/10/2027		874,000,000	676,650
3.250%, 06/10/2033		1,308,000,000	1,013,955
4.250%, 12/10/2032		893,100,000	746,792
			7,005,238

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Arab Emirates – 0.1%
Government of Abu Dhabi 3.875%, 04/16/2050 (A)		$475,000	$397,813
United Kingdom – 0.6%
Government of United Kingdom
0.125%, 01/31/2024	GBP	260,000	330,117
0.250%, 01/31/2025		855,000	1,043,241
4.250%, 12/07/2027		750,000	985,356
			2,358,714
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $94,088,824)			$90,970,029
CORPORATE BONDS – 43.6%
Communication services – 4.1%
AT&T, Inc. 0.900%, 03/25/2024		$315,000	311,527
Cellnex Telecom SA 1.875%, 06/26/2029	EUR	500,000	502,979
Charter Communications Operating LLC
2.800%, 04/01/2031		$230,000	193,996
5.125%, 07/01/2049		1,395,000	1,132,947
5.750%, 04/01/2048		790,000	701,108
Globo Comunicacao e Participacoes SA 5.500%, 01/14/2032 (A)		550,000	472,271
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029 (A)		785,000	683,841
Match Group Holdings II LLC 4.125%, 08/01/2030 (A)		705,000	639,721
News Corp. 3.875%, 05/15/2029 (A)		1,685,000	1,549,306
Sirius XM Radio, Inc. 4.125%, 07/01/2030 (A)		1,435,000	1,278,696
T-Mobile USA, Inc.
2.625%, 02/15/2029		690,000	621,189
2.875%, 02/15/2031		400,000	352,451
3.375%, 04/15/2029		470,000	436,679
3.500%, 04/15/2031		950,000	868,480
Virgin Media Finance PLC 5.000%, 07/15/2030 (A)		720,000	634,797
Virgin Media Secured Finance PLC
4.500%, 08/15/2030 (A)		670,000	596,501
5.500%, 05/15/2029 (A)		1,161,000	1,121,807
Vmed O2 UK Financing I PLC
3.250%, 01/31/2031 (A)	EUR	735,000	744,463
4.250%, 01/31/2031 (A)		$1,455,000	1,270,571
WMG Acquisition Corp. 3.000%, 02/15/2031 (A)		1,910,000	1,637,097
			15,750,427
Consumer discretionary – 5.7%
Carnival Corp. 5.750%, 03/01/2027 (A)		1,165,000	1,136,380
Duke University 3.299%, 10/01/2046		781,000	623,458
Ford Motor Company 3.250%, 02/12/2032		870,000	723,582
Ford Motor Credit Company LLC
2.748%, 06/14/2024	GBP	316,000	396,741
2.900%, 02/16/2028		$360,000	323,199
3.625%, 06/17/2031		1,011,000	871,632
4.000%, 11/13/2030		255,000	228,808
4.125%, 08/17/2027		205,000	194,070
4.950%, 05/28/2027		1,430,000	1,395,034
Hilton Domestic Operating Company, Inc.
3.625%, 02/15/2032 (A)		485,000	423,264
4.875%, 01/15/2030		1,105,000	1,070,918
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Hyatt Hotels Corp. 5.750%, 04/23/2030		$1,104,000	$1,140,684
Massachusetts Institute of Technology 2.989%, 07/01/2050		465,000	348,315
MGM Resorts International 4.750%, 10/15/2028		105,000	100,043
New Red Finance, Inc.
3.500%, 02/15/2029 (A)		1,918,000	1,768,314
3.875%, 01/15/2028 (A)		970,000	916,382
4.000%, 10/15/2030 (A)		2,424,000	2,174,083
Premier Entertainment Sub LLC
5.625%, 09/01/2029 (A)		210,000	168,000
5.875%, 09/01/2031 (A)		503,000	392,340
President and Fellows of Harvard College 2.517%, 10/15/2050		1,020,000	688,542
Royal Caribbean Cruises, Ltd.
5.500%, 04/01/2028 (A)		1,235,000	1,219,265
11.625%, 08/15/2027 (A)		264,000	287,277
Travel + Leisure Company
4.500%, 12/01/2029 (A)		895,000	801,549
6.625%, 07/31/2026 (A)		372,000	375,257
Yum! Brands, Inc.
3.625%, 03/15/2031		2,095,000	1,889,259
4.625%, 01/31/2032		875,000	818,212
4.750%, 01/15/2030 (A)		1,773,000	1,718,604
			22,193,212
Consumer staples – 2.7%
Becle SAB de CV 2.500%, 10/14/2031 (A)		795,000	639,760
Darling Ingredients, Inc. 6.000%, 06/15/2030 (A)		1,485,000	1,486,099
JBS USA LUX SA
3.625%, 01/15/2032		1,070,000	917,281
5.750%, 04/01/2033		735,000	728,081
Kraft Heinz Foods Company
4.375%, 06/01/2046		1,445,000	1,261,180
6.875%, 01/26/2039		735,000	847,353
7.125%, 08/01/2039 (A)		975,000	1,155,027
MARB BondCo PLC 3.950%, 01/29/2031 (A)		1,205,000	978,248
NBM US Holdings, Inc. 7.000%, 05/14/2026 (A)		205,000	207,347
Post Holdings, Inc.
4.500%, 09/15/2031 (A)		515,000	461,515
5.500%, 12/15/2029 (A)		285,000	274,617
5.625%, 01/15/2028 (A)		1,445,000	1,431,927
			10,388,435
Energy – 7.2%
Aker BP ASA 3.750%, 01/15/2030 (A)		955,000	876,841
Cenovus Energy, Inc.
3.500%, 02/07/2028	CAD	510,000	370,581
5.250%, 06/15/2037		$73,000	69,716
5.400%, 06/15/2047		462,000	436,092
6.750%, 11/15/2039		1,986,000	2,162,230
Cheniere Energy Partners LP 4.000%, 03/01/2031		2,067,000	1,879,198
Civitas Resources, Inc. 8.750%, 07/01/2031 (A)		1,000,000	1,064,547
Columbia Pipelines Operating Company LLC 6.036%, 11/15/2033 (A)		240,000	251,345
Continental Resources, Inc.
2.875%, 04/01/2032 (A)		1,936,000	1,570,552

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Continental Resources, Inc. (continued)
5.750%, 01/15/2031 (A)		$1,490,000	$1,483,234
Ecopetrol SA
4.625%, 11/02/2031		435,000	369,033
5.375%, 06/26/2026		230,000	225,474
5.875%, 05/28/2045		235,000	185,616
6.875%, 04/29/2030		670,000	663,954
Enbridge, Inc.
3.125%, 11/15/2029		1,200,000	1,094,661
8.500%, (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%), 01/15/2084		860,000	914,736
EQT Corp.
3.625%, 05/15/2031 (A)		1,860,000	1,661,110
3.900%, 10/01/2027		325,000	310,910
Kinder Morgan, Inc. 5.300%, 12/01/2034		230,000	228,226
MC Brazil Downstream Trading SARL 7.250%, 06/30/2031 (A)		922,770	723,221
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/2026 (A)		1,107,000	1,096,760
Occidental Petroleum Corp.
3.200%, 08/15/2026		154,000	145,145
6.125%, 01/01/2031		955,000	991,469
6.625%, 09/01/2030		1,160,000	1,233,672
7.500%, 05/01/2031		565,000	633,560
Ovintiv, Inc. 6.500%, 08/15/2034 to 02/01/2038		1,560,000	1,641,297
Pertamina Persero PT
3.100%, 01/21/2030 (A)		255,000	231,649
3.650%, 07/30/2029 (A)		295,000	278,077
Petrorio Luxembourg Trading Sarl 6.125%, 06/09/2026 (A)		505,000	495,679
QatarEnergy
2.250%, 07/12/2031 (A)		935,000	795,021
3.300%, 07/12/2051 (A)		295,000	215,350
Southwestern Energy Company 5.700%, 01/23/2025		17,000	16,932
The Williams Companies, Inc. 3.500%, 11/15/2030		80,000	73,245
TransCanada PipeLines, Ltd. 4.100%, 04/15/2030		1,460,000	1,388,768
Transcontinental Gas Pipe Line Company LLC 3.250%, 05/15/2030		80,000	72,515
Var Energi ASA 7.500%, 01/15/2028 (A)		680,000	720,633
Western Midstream Operating LP 4.300%, 02/01/2030		1,180,000	1,103,466
			27,674,515
Financials – 6.7%
American International Group, Inc. 8.175%, (8.175% to 5-15-38, then 3 month LIBOR + 4.195%), 05/15/2068		1,700,000	1,866,056
Asian Development Bank 3.000%, 10/14/2026	AUD	565,000	373,596
Bank of Montreal 7.325%, (7.325% to 11-26-27, then 5 Year Canada Government Bond Yield + 4.098%), 11/26/2082	CAD	1,230,000	923,189
Berkshire Hathaway Finance Corp. 2.375%, 06/19/2039	GBP	610,000	577,069
European Investment Bank 0.250%, 01/20/2032	EUR	1,380,000	1,274,635
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Fidelity National Information Services, Inc. 1.000%, 12/03/2028	EUR	425,000	$423,059
Inter-American Development Bank
2.700%, 01/29/2026	AUD	582,000	384,980
2.750%, 10/30/2025		500,000	331,988
4.600%, 03/01/2029	CAD	650,000	515,551
International Bank for Reconstruction & Development
1.200%, 08/08/2034	EUR	1,940,000	1,854,344
1.250%, 03/16/2026	NOK	2,920,000	272,335
1.800%, 01/19/2027	CAD	625,000	445,375
1.900%, 01/16/2025		1,065,000	780,178
4.250%, 09/18/2030		505,000	396,580
5.000%, 06/22/2026	NZD	1,905,000	1,214,359
International Development Association 1.750%, 02/17/2027	NOK	2,750,000	255,711
International Finance Corp.
0.375%, 09/10/2025	NZD	1,240,000	726,684
4.600%, 10/19/2028	AUD	895,000	617,847
KfW 2.875%, 02/17/2027	NOK	2,280,000	219,857
MSCI, Inc.
3.250%, 08/15/2033 (A)		$390,000	325,957
3.625%, 09/01/2030 to 11/01/2031 (A)		2,874,000	2,567,241
3.875%, 02/15/2031 (A)		765,000	698,966
Nordea Eiendomskreditt AS 5.120%, (3 month NIBOR + 0.340%), 06/19/2024 (B)	NOK	8,000,000	788,417
Nordic Investment Bank
1.875%, 04/10/2024		3,920,000	382,833
3.000%, 08/23/2027		5,180,000	501,849
4.000%, 11/04/2026		2,000,000	198,201
Popular, Inc. 7.250%, 03/13/2028		$750,000	771,563
QNB Finance, Ltd. 3.500%, 03/28/2024		330,000	327,968
Royal Bank of Canada 4.200%, (4.200% to 2-24-27, then 5 Year Canada Government Bond Yield + 2.710%), 02/24/2027 (C)	CAD	615,000	355,568
The Asian Infrastructure Investment Bank 0.200%, 12/15/2025	GBP	630,000	742,270
The Bank of Nova Scotia 8.625%, (8.625% to 10-27-27, then 5 Year CMT + 4.389%), 10/27/2082		$1,085,000	1,127,214
The Goldman Sachs Group, Inc.
0.250%, 01/26/2028	EUR	275,000	268,747
2.000%, 11/01/2028		513,000	535,009
The Toronto-Dominion Bank
2.667%, 09/09/2025	CAD	1,422,000	1,037,656
8.125%, (8.125% to 10-31-27, then 5 Year CMT + 4.075%), 10/31/2082		$1,215,000	1,264,559
U.S. Bancorp 3.700%, (3.700% to 1-15-27, then 5 Year CMT + 2.541%), 01/15/2027 (C)		637,000	500,061
			25,847,472
Health care – 3.0%
Allergan Funding SCS 2.625%, 11/15/2028	EUR	300,000	310,635
Centene Corp.
2.500%, 03/01/2031		$905,000	754,011
3.000%, 10/15/2030		1,795,000	1,554,548
3.375%, 02/15/2030		1,765,000	1,583,611

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Centene Corp. (continued)
4.625%, 12/15/2029		$260,000	$249,269
HCA, Inc.
3.500%, 09/01/2030		3,998,000	3,624,292
4.125%, 06/15/2029		1,175,000	1,123,440
5.500%, 06/01/2033		715,000	726,227
Rede D'or Finance Sarl
4.500%, 01/22/2030 (A)		367,000	332,389
4.950%, 01/17/2028 (A)		310,000	294,113
Thermo Fisher Scientific, Inc. 0.500%, 03/01/2028	EUR	650,000	651,886
UnitedHealth Group, Inc. 0.550%, 05/15/2024		$395,000	387,863
			11,592,284
Industrials – 4.7%
AECOM 5.125%, 03/15/2027		1,460,000	1,449,486
Airbus SE 1.625%, 06/09/2030	EUR	255,000	260,033
American Airlines, Inc.
5.500%, 04/20/2026 (A)		$975,000	967,967
5.750%, 04/20/2029 (A)		790,000	770,062
DAE Funding LLC 3.375%, 03/20/2028 (A)		640,000	588,500
Delta Air Lines 2020-1 Class A Pass Through Trust 2.500%, 06/10/2028		369,222	325,601
Delta Air Lines, Inc.
2.900%, 10/28/2024		540,000	525,595
4.750%, 10/20/2028 (A)		3,217,000	3,163,882
7.375%, 01/15/2026		165,000	170,569
Indian Railway Finance Corp., Ltd. 3.249%, 02/13/2030 (A)		645,000	581,983
Johnson Controls International PLC 0.375%, 09/15/2027	EUR	240,000	239,142
Singapore Airlines, Ltd. 3.375%, 01/19/2029		$420,000	393,040
The Boeing Company
5.150%, 05/01/2030		2,425,000	2,468,677
5.805%, 05/01/2050		850,000	880,218
TransDigm, Inc. 7.125%, 12/01/2031 (A)		1,779,000	1,864,241
Uber Technologies, Inc. 8.000%, 11/01/2026 (A)		500,000	509,276
United Rentals North America, Inc.
3.875%, 02/15/2031		1,120,000	1,017,632
4.000%, 07/15/2030		660,000	607,924
4.875%, 01/15/2028		530,000	517,407
6.000%, 12/15/2029 (A)		670,000	680,230
			17,981,465
Information technology – 0.4%
CDW LLC 4.250%, 04/01/2028		165,000	158,017
Dell International LLC 8.350%, 07/15/2046		541,000	710,477
Gartner, Inc. 3.750%, 10/01/2030 (A)		690,000	609,940
			1,478,434
Materials – 3.8%
Ardagh Metal Packaging Finance USA LLC 3.250%, 09/01/2028 (A)		960,000	839,830
Ball Corp.
2.875%, 08/15/2030		2,440,000	2,093,483
Strategic Income Opportunities Trust (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Ball Corp. (continued)
6.875%, 03/15/2028		$1,120,000	$1,163,570
Berry Global, Inc. 5.625%, 07/15/2027 (A)		590,000	585,596
Braskem Netherlands Finance BV
4.500%, 01/31/2030 (A)		570,000	442,413
5.875%, 01/31/2050 (A)		585,000	405,360
Cemex SAB de CV 3.875%, 07/11/2031 (A)		1,355,000	1,211,866
Cleveland-Cliffs, Inc.
4.875%, 03/01/2031 (A)		467,000	421,965
6.750%, 04/15/2030 (A)		1,690,000	1,713,795
CSN Islands XI Corp. 6.750%, 01/28/2028 (A)		835,000	815,729
Freeport-McMoRan, Inc.
4.125%, 03/01/2028		140,000	133,938
4.625%, 08/01/2030		490,000	478,836
5.400%, 11/14/2034		495,000	498,253
5.450%, 03/15/2043		1,905,000	1,853,260
FS Luxembourg Sarl 10.000%, 12/15/2025 (A)		435,000	446,104
Indonesia Asahan Aluminium Persero PT 4.750%, 05/15/2025 (A)		1,290,000	1,273,875
Sealed Air Corp. 5.000%, 04/15/2029 (A)		425,000	410,981
			14,788,854
Real estate – 2.4%
American Tower Corp. 0.500%, 01/15/2028	EUR	270,000	265,507
American Tower Trust I 5.490%, 03/15/2028 (A)		$730,000	740,436
Boston Properties LP 2.750%, 10/01/2026		134,000	124,287
Host Hotels & Resorts LP
3.375%, 12/15/2029		950,000	852,499
3.500%, 09/15/2030		240,000	214,109
SBA Communications Corp.
3.125%, 02/01/2029		1,305,000	1,172,538
3.875%, 02/15/2027		2,400,000	2,304,753
SBA Tower Trust 6.599%, 01/15/2028 (A)		950,000	976,383
VICI Properties LP
4.125%, 08/15/2030 (A)		895,000	815,278
4.625%, 12/01/2029 (A)		785,000	739,666
5.125%, 05/15/2032		925,000	901,693
			9,107,149
Utilities – 2.9%
Brazos Securitization LLC
5.014%, 03/01/2034 (A)		665,905	658,566
5.413%, 09/01/2052 (A)		860,000	878,919
DPL, Inc. 4.125%, 07/01/2025		1,330,000	1,296,750
E.ON SE 0.375%, 09/29/2027	EUR	315,000	317,318
EDP Finance BV 0.375%, 09/16/2026		130,000	133,609
Emera, Inc. 6.750%, (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%), 06/15/2076		$1,220,000	1,194,648
FirstEnergy Corp.
4.150%, 07/15/2027		1,170,000	1,125,311
7.375%, 11/15/2031		1,355,000	1,598,511

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Greenko Dutch BV 3.850%, 03/29/2026 (A)	$568,875	$529,111
Greenko Solar Mauritius, Ltd. 5.550%, 01/29/2025 (A)	430,000	419,078
Greenko Wind Projects Mauritius, Ltd. 5.500%, 04/06/2025 (A)	775,000	756,013
Israel Electric Corp., Ltd. 3.750%, 02/22/2032 (A)	490,000	414,246
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027 (A)	1,440,000	1,400,400
The AES Corp. 3.950%, 07/15/2030 (A)	160,000	147,727
United Electric Securitization LLC 5.109%, 06/01/2033 (A)	159,085	158,561
		11,028,768
TOTAL CORPORATE BONDS (Cost $178,110,909)		$167,831,015
CONVERTIBLE BONDS – 2.7%
Communication services – 0.7%
Liberty Broadband Corp. 3.125%, 03/31/2053 (A)	2,135,000	2,109,594
Liberty Media Corp. 2.375%, 09/30/2053 (A)	530,000	572,930
		2,682,524
Consumer discretionary – 0.4%
Burlington Stores, Inc. 1.250%, 12/15/2027 (A)	730,000	821,615
Marriott Vacations Worldwide Corp. 3.250%, 12/15/2027	755,000	667,798
		1,489,413
Industrials – 1.1%
Air Canada 4.000%, 07/01/2025	665,000	746,256
American Airlines Group, Inc. 6.500%, 07/01/2025	1,395,000	1,544,963
Southwest Airlines Company 1.250%, 05/01/2025	915,000	924,608
Uber Technologies, Inc. 0.875%, 12/01/2028 (A)	901,000	979,838
		4,195,665
Utilities – 0.5%
American Water Capital Corp. 3.625%, 06/15/2026 (A)	1,005,000	1,003,493
CenterPoint Energy, Inc. 4.250%, 08/15/2026 (A)	1,120,000	1,125,040
		2,128,533
TOTAL CONVERTIBLE BONDS (Cost $11,023,640)		$10,496,135
MUNICIPAL BONDS – 2.3%
Alaska Municipal Bond Bank Authority 5.000%, 12/01/2053	385,000	400,776
Alaska Municipal Bond Bank Authority 5.250%, 12/01/2048	55,000	59,352
Board of Regents of the University of Texas System 2.439%, 08/15/2049	1,210,000	808,213
City of Alexandria, GO (Virginia) 4.000%, 12/15/2053	25,000	25,300
City of Decatur (Illinois) 4.000%, 03/01/2040	10,000	10,089
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
City of Norfolk (Virginia) 1.804%, 10/01/2031	$410,000	$337,767
City of San Antonio (Texas) 5.718%, 02/01/2041	240,000	256,091
Colorado Health Facilities Authority 5.000%, 08/01/2044	15,000	15,621
Commonwealth of Massachusetts 2.900%, 09/01/2049	595,000	434,776
Isle of Wight County Economic Development Authority (Virginia) 4.750%, 07/01/2053	65,000	67,594
Isle of Wight County Economic Development Authority (Virginia) 5.250%, 07/01/2048	30,000	33,019
Isle of Wight County Economic Development Authority (Virginia) 5.250%, 07/01/2053	40,000	43,703
Louisiana Local Government Environmental Facilities & Community Development Authority 5.198%, 12/01/2039	730,000	751,150
Main Street Natural Gas, Inc. (Georgia) 5.000%, 05/15/2035	75,000	82,805
Massachusetts Educational Financing Authority 5.950%, 07/01/2044	870,000	892,566
Massachusetts School Building Authority 2.950%, 05/15/2043	370,000	271,769
Massachusetts Water Resources Authority 3.124%, 08/01/2039	775,000	634,557
North Carolina Agricultural & Technical State University 5.000%, 10/01/2052	70,000	76,572
South Carolina Public Service Authority 5.740%, 01/01/2030	245,000	253,192
State Board of Administration Finance Corp. (Florida) 2.154%, 07/01/2030	333,000	284,049
State of Texas 5.235%, 10/01/2043	940,000	962,223
University of Nebraska Facilities Corp. 3.037%, 10/01/2049	335,000	256,759
University of Virginia 2.256%, 09/01/2050	1,930,000	1,221,699
University of Washington 2.618%, 04/01/2042	805,000	582,121
Washington Suburban Sanitary Commission (Maryland) 4.000%, 06/01/2039	20,000	20,456
TOTAL MUNICIPAL BONDS (Cost $8,673,210)		$8,782,219
TERM LOANS (D) – 0.7%
Industrials – 0.7%
AAdvantage Loyalty IP, Ltd., 2021 Term Loan (3 month CME Term SOFR + 4.750%) 10.427%, 04/20/2028	544,500	558,624
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month CME Term SOFR + 5.250%) 10.770%, 06/21/2027	757,167	782,047
United Airlines, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.750%) 9.220%, 04/21/2028	1,409,658	1,412,787
		2,753,458
TOTAL TERM LOANS (Cost $2,762,401)		$2,753,458

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.5%
Commercial and residential – 3.1%
Arroyo Mortgage Trust Series 2019-1, Class A1 3.805%, 01/25/2049 (A)(E)	$243,196	$232,111
BOCA Commercial Mortgage Trust Series 2022-BOCA, Class B (1 month CME Term SOFR + 2.319%) 7.681%, 05/15/2039 (A)(B)	300,000	297,734
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month CME Term SOFR + 1.034%), 6.396%, 10/15/2036 (A)(B)	922,290	919,945
Series 2021-CIP, Class A (1 month CME Term SOFR + 1.035%), 6.397%, 12/15/2038 (A)(B)	740,000	724,443
Series 2021-VOLT, Class A (1 month CME Term SOFR + 0.814%), 6.176%, 09/15/2036 (A)(B)	535,000	521,229
BX Trust
Series 2022-CLS, Class A, 5.760%, 10/13/2027 (A)	595,000	595,352
Series 2022-GPA, Class A (1 month CME Term SOFR + 2.165%), 7.527%, 08/15/2039 (A)(B)	795,000	795,747
Series 2022-GPA, Class B (1 month CME Term SOFR + 2.664%), 8.026%, 08/15/2041 (A)(B)	480,000	480,451
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class A (1 month CME Term SOFR + 1.117%) 6.729%, 12/15/2037 (A)(B)	364,300	361,779
Citigroup Commercial Mortgage Trust Series 2023-SMRT, Class A 5.820%, 10/12/2040 (A)(E)	470,000	475,775
COLT Mortgage Loan Trust Series 2022-5, Class A1 4.550%, 04/25/2067 (A)(E)	323,480	317,061
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A (1 month CME Term SOFR + 1.027%), 6.389%, 05/15/2036 (A)(B)	1,032,431	1,032,451
Series 2019-NQM1, Class A1, 3.656%, 10/25/2059 (A)	65,211	63,377
GCAT Trust Series 2022-NQM4, Class A1 (5.269% to 8-1-26, then 6.269% thereafter) 5.269%, 08/25/2067 (A)	365,045	359,336
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO, 0.350%, 05/19/2037 (A)	3,126,716	32,626
Series 2007-4, Class ES IO, 0.350%, 07/19/2047	3,175,803	41,834
Series 2007-6, Class ES IO, 0.343%, 08/19/2037 (A)	3,298,495	41,242
InTown Mortgage Trust Series 2022-STAY, Class B (1 month CME Term SOFR + 3.286%) 8.648%, 08/15/2039 (A)(B)	640,000	643,084
Life Mortgage Trust
Series 2022-BMR2, Class A1 (1 month CME Term SOFR + 1.295%), 6.657%, 05/15/2039 (A)(B)	1,155,000	1,129,013
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Life Mortgage Trust (continued)
Series 2022-BMR2, Class B (1 month CME Term SOFR + 1.794%), 7.156%, 05/15/2039 (A)(B)	$1,090,000	$1,062,656
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A 5.293%, 11/25/2034 (E)	64,887	65,336
SCOTT Trust Series 2023-SFS, Class AS 6.204%, 03/15/2040 (A)	300,000	295,954
Verus Securitization Trust
Series 2022-4, Class A2, 4.740%, 04/25/2067 (A)(E)	434,261	417,378
Series 2022-8, Class A3 (6.127% to 10-1-26, then 7.127% thereafter), 6.127%, 09/25/2067 (A)	273,129	271,179
Series 2022-INV1, Class A1 (5.041% to 8-1-26, then 6.041% thereafter), 5.041%, 08/25/2067 (A)	758,767	748,185
		11,925,278
U.S. Government Agency – 2.4%
Federal Home Loan Mortgage Corp.
Series 2022-DNA3, Class M1A (30 day Average SOFR + 2.000%), 7.337%, 04/25/2042 (A)(B)	524,892	529,662
Series 2022-DNA4, Class M1A (30 day Average SOFR + 2.200%), 7.537%, 05/25/2042 (A)(B)	624,046	632,813
Series 2022-DNA4, Class M1B (30 day Average SOFR + 3.350%), 8.687%, 05/25/2042 (A)(B)	1,165,000	1,211,412
Series 2022-DNA6, Class M1A (30 day Average SOFR + 2.150%), 7.487%, 09/25/2042 (A)(B)	606,898	612,492
Series 2022-DNA7, Class M1A (30 day Average SOFR + 2.500%), 7.837%, 03/25/2052 (A)(B)	470,819	478,191
Series 2022-HQA1, Class M1B (30 day Average SOFR + 3.500%), 8.837%, 03/25/2042 (A)(B)	365,000	377,928
Series 2022-HQA3, Class M1B (30 day Average SOFR + 3.550%), 8.887%, 08/25/2042 (A)(B)	540,000	558,296
Federal National Mortgage Association
Series 2021-R02, Class 2B2 (30 day Average SOFR + 6.200%), 11.537%, 11/25/2041 (A)(B)	285,000	293,089
Series 2022-R01, Class 1M1 (30 day Average SOFR + 1.000%), 6.337%, 12/25/2041 (A)(B)	187,515	187,022
Series 2022-R03, Class 1M1 (30 day Average SOFR + 2.100%), 7.437%, 03/25/2042 (A)(B)	81,611	82,565
Series 2022-R04, Class 1M1 (30 day Average SOFR + 2.000%), 7.337%, 03/25/2042 (A)(B)	161,864	163,392
Series 2022-R05, Class 2M2 (30 day Average SOFR + 3.000%), 8.337%, 04/25/2042 (A)(B)	1,420,000	1,444,944
Series 2022-R06, Class 1M1 (30 day Average SOFR + 2.750%), 8.087%, 05/25/2042 (A)(B)	305,339	313,909

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2022-R09, Class 2M1 (30 day Average SOFR + 2.500%), 7.837%, 09/25/2042 (A)(B)	$583,377	$593,522
Series 2023-R01, Class 1M1 (30 day Average SOFR + 2.400%), 7.737%, 12/25/2042 (A)(B)	450,377	459,024
Series 2023-R03, Class 2M2 (30 day Average SOFR + 3.900%), 9.237%, 04/25/2043 (A)(B)	695,000	744,684
Series 2023-R06, Class 1M2 (30 day Average SOFR + 2.700%), 8.037%, 07/25/2043 (A)(B)	450,000	458,551
		9,141,496
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,812,027)		$21,066,774
ASSET BACKED SECURITIES – 1.6%
DataBank Issuer Series 2023-1A, Class A2 5.116%, 02/25/2053 (A)	510,000	478,193
DB Master Finance LLC Series 2019-1A, Class A2II 4.021%, 05/20/2049 (A)	464,388	447,042
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II 4.474%, 10/25/2045 (A)	841,650	823,199
FirstKey Homes Trust Series 2020-SFR2, Class A 1.266%, 10/19/2037 (A)	524,055	485,751
Home Partners of America Trust Series 2019-1, Class B 3.157%, 09/17/2039 (A)	335,095	304,821
MVW Owner Trust Series 2018-1A, Class A 3.450%, 01/21/2036 (A)	88,123	86,727
OCCU Auto Receivables Trust Series 2022-1A, Class A3 5.500%, 10/15/2027 (A)	605,000	605,421
Taco Bell Funding LLC Series 2016-1A, Class A23 4.970%, 05/25/2046 (A)	1,462,500	1,439,865
Texas Natural Gas Securitization Finance Corp. Series 2023-1, Class A2 5.169%, 04/01/2041	970,000	1,002,387
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (A)	720,000	718,520
TOTAL ASSET BACKED SECURITIES (Cost $6,466,457)		$6,391,926
PREFERRED SECURITIES – 0.5%
Utilities – 0.5%
NextEra Energy, Inc., 6.926% (F)	51,700	1,970,804
TOTAL PREFERRED SECURITIES (Cost $2,520,375)		$1,970,804
Strategic Income Opportunities Trust (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.7%
Short-term funds – 3.7%
John Hancock Collateral Trust, 5.3645% (G)(H)	1,420,790	$14,208,187
TOTAL SHORT-TERM INVESTMENTS (Cost $14,208,439)		$14,208,187
Total Investments (Strategic Income Opportunities Trust) (Cost $399,469,857) – 99.2%		$382,510,456
Other assets and liabilities, net – 0.8%		2,945,652
TOTAL NET ASSETS – 100.0%		$385,456,108
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $116,273,494 or 30.2% of the fund's net assets as of 12-31-23.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	All or a portion of this security is on loan as of 12-31-23.
(G)	The rate shown is the annualized seven-day yield as of 12-31-23.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,006,290.

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
German Euro BUND Futures	9	Long	Mar 2024	$1,349,209	$1,363,356	$14,147
10-Year U.S. Treasury Note Futures	147	Short	Mar 2024	(16,131,248)	(16,594,922)	(463,674)
2-Year U.S. Treasury Note Futures	16	Short	Mar 2024	(3,276,790)	(3,294,625)	(17,835)
Euro-BTP Italian Government Bond Futures	12	Short	Mar 2024	(1,557,043)	(1,578,428)	(21,385)
U.S. Treasury Long Bond Futures	52	Short	Mar 2024	(6,005,170)	(6,496,750)	(491,580)
						$(980,327)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,286,025	NZD	6,730,454	ANZ	1/17/2024	$30,731	—
AUD	2,476,313	NZD	2,650,808	HUS	1/17/2024	12,474	—
AUD	3,174,000	NZD	3,396,180	SCB	1/17/2024	16,924	—
AUD	1,866,823	USD	1,202,164	BARC	1/17/2024	70,557	—
AUD	1,981,292	USD	1,301,788	GSI	1/17/2024	48,973	—
AUD	2,009,716	USD	1,324,130	JPM	1/17/2024	46,010	—
AUD	7,848,571	USD	5,095,167	MSCS	1/17/2024	255,658	—
CAD	648,160	EUR	435,000	SSB	1/17/2024	8,787	—
CAD	521,350	GBP	315,000	GSI	1/17/2024	—	$(8,002)
CAD	1,081,956	USD	798,507	ANZ	1/17/2024	18,214	—
CAD	1,641,434	USD	1,185,836	BARC	1/17/2024	53,210	—
CAD	8,627,935	USD	6,335,836	CITI	1/17/2024	177,009	—
CAD	1,641,035	USD	1,185,836	HUS	1/17/2024	52,909	—
CAD	8,728,973	USD	6,354,472	JPM	1/17/2024	234,642	—
CAD	6,759,742	USD	4,944,179	MSCS	1/17/2024	158,450	—
CAD	3,798,141	USD	2,792,912	RBC	1/17/2024	74,136	—
CAD	13,575,263	USD	9,928,793	SSB	1/17/2024	318,571	—
CAD	6,000,079	USD	4,376,925	UBS	1/17/2024	152,271	—
CNY	2,302,149	USD	321,000	SSB	1/17/2024	3,947	—
EUR	435,000	JPY	70,061,200	BARC	1/17/2024	—	(17,346)
EUR	14,318,685	NOK	166,350,979	BARC	1/17/2024	—	(563,313)
EUR	1,461,190	NOK	17,268,633	CITI	1/17/2024	—	(86,322)
EUR	4,680,094	NOK	54,011,726	GSI	1/17/2024	—	(148,629)
EUR	5,038,832	NOK	58,481,922	JPM	1/17/2024	—	(192,522)
EUR	913,785	NOK	10,533,263	MSCS	1/17/2024	—	(27,791)
EUR	1,272,323	NOK	14,347,605	RBC	1/17/2024	—	(7,329)
EUR	1,922,716	NOK	22,858,706	UBS	1/17/2024	—	(126,945)
EUR	348,160	USD	385,249	TD	1/2/2024	—	(898)
EUR	7,624,052	USD	8,325,796	BARC	1/17/2024	95,359	—
EUR	5,700,369	USD	6,194,702	CIBC	1/17/2024	101,648	—
EUR	1,233,906	USD	1,332,274	CITI	1/17/2024	30,638	—
EUR	5,387,026	USD	5,799,441	GSI	1/17/2024	150,806	—
EUR	11,118,044	USD	11,850,377	JPM	1/17/2024	430,071	—
EUR	2,223,403	USD	2,417,662	MSCS	1/17/2024	38,201	—
EUR	3,256,697	USD	3,467,604	SCB	1/17/2024	129,584	—
EUR	5,126,970	USD	5,502,978	SSB	1/17/2024	160,022	—
EUR	101,247	USD	111,434	TD	1/17/2024	398	—
EUR	10,063,755	USD	10,788,650	UBS	1/17/2024	327,281	—
GBP	315,000	CAD	516,962	SSB	1/17/2024	11,314	—
GBP	806,314	USD	1,009,451	UBS	1/17/2024	18,396	—
JPY	34,472,000	CAD	320,000	GSI	1/17/2024	3,390	—
JPY	34,647,081	CAD	320,000	JPM	1/17/2024	4,634	—
JPY	332,470,258	CAD	3,120,000	RBC	1/17/2024	7,247	—
JPY	90,265,814	USD	626,663	CITI	1/17/2024	14,729	—
JPY	595,176,664	USD	4,102,238	GSI	1/17/2024	126,841	—
JPY	553,587,860	USD	3,825,845	MSCS	1/17/2024	107,721	—
JPY	99,804,065	USD	696,292	RBC	1/17/2024	12,874	—
JPY	342,358,597	USD	2,333,673	SCB	1/17/2024	98,985	—
JPY	426,916,575	USD	2,886,451	SSB	1/17/2024	147,041	—
JPY	334,382,789	USD	2,305,845	UBS	1/17/2024	70,141	—
The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	50,396,357	USD	2,860,837	BARC	1/17/2024	$100,435	—
MXN	28,115,181	USD	1,565,625	GSI	1/17/2024	86,413	—
MXN	11,019,046	USD	608,570	HUS	1/17/2024	38,905	—
MXN	9,286,495	USD	529,686	MSCS	1/17/2024	15,985	—
MXN	22,033,497	USD	1,233,941	SSB	1/17/2024	60,740	—
MXN	22,128,451	USD	1,215,382	UBS	1/17/2024	84,878	—
NOK	127,053,528	EUR	10,823,579	BARC	1/17/2024	554,581	—
NOK	18,750,460	EUR	1,597,500	CITI	1/17/2024	81,663	—
NOK	16,594,425	EUR	1,397,867	GSI	1/17/2024	89,884	—
NOK	56,726,431	EUR	4,833,548	HUS	1/17/2024	246,422	—
NOK	10,697,932	EUR	921,916	JPM	1/17/2024	35,022	—
NOK	32,213,612	EUR	2,809,083	MSCS	1/17/2024	68,999	—
NOK	5,812,988	EUR	514,800	SSB	1/17/2024	3,728	—
NOK	11,532,197	EUR	961,407	UBS	1/17/2024	73,544	—
NOK	3,472,003	USD	320,500	JPM	1/17/2024	21,356	—
NZD	5,503,205	AUD	5,078,856	ANZ	1/17/2024	16,431	—
NZD	4,127,398	AUD	3,809,712	CITI	1/17/2024	11,930	—
NZD	1,237,804	AUD	1,142,914	MSCS	1/17/2024	3,317	—
NZD	2,063,930	AUD	1,904,856	RBC	1/17/2024	6,112	—
NZD	2,732,886	USD	1,673,920	ANZ	1/17/2024	53,739	—
NZD	2,945,913	USD	1,750,201	CITI	1/17/2024	112,128	—
NZD	1,963,942	USD	1,158,461	GSI	1/17/2024	83,092	—
NZD	1,952,062	USD	1,198,254	HUS	1/17/2024	35,789	—
NZD	3,974,906	USD	2,400,862	MSCS	1/17/2024	111,969	—
SEK	3,308,896	NOK	3,479,500	BARC	1/17/2024	—	$(14,345)
SGD	2,854,473	USD	2,135,422	BARC	1/17/2024	28,874	—
SGD	10,031,845	USD	7,404,078	CIBC	1/17/2024	202,190	—
SGD	5,740,059	USD	4,266,927	CITI	1/17/2024	85,255	—
SGD	5,704,269	USD	4,276,800	GSI	1/17/2024	48,245	—
SGD	8,599,383	USD	6,402,739	HUS	1/17/2024	117,419	—
SGD	1,940,896	USD	1,453,576	JPM	1/17/2024	18,035	—
SGD	11,329,525	USD	8,397,612	MSCS	1/17/2024	192,574	—
SGD	11,399,308	USD	8,462,755	SSB	1/17/2024	180,340	—
USD	10,912,560	AUD	16,741,267	ANZ	1/17/2024	—	(500,930)
USD	681,683	AUD	1,006,464	BARC	1/17/2024	—	(4,482)
USD	681,455	AUD	1,006,464	GSI	1/17/2024	—	(4,710)
USD	1,298,564	AUD	1,979,591	HUS	1/17/2024	—	(51,038)
USD	1,361,444	AUD	2,012,928	JPM	1/17/2024	—	(10,886)
USD	3,171,118	AUD	4,763,537	MSCS	1/17/2024	—	(76,460)
USD	441,929	AUD	695,006	RBC	1/17/2024	—	(31,897)
USD	462,162	AUD	703,765	SCB	1/17/2024	—	(17,636)
USD	954,845	AUD	1,409,049	SSB	1/17/2024	—	(5,786)
USD	880,840	BRL	4,426,741	CITI	1/17/2024	—	(29,542)
USD	257,770	CAD	345,830	BARC	1/17/2024	—	(3,281)
USD	5,736,757	CAD	7,824,413	CIBC	1/17/2024	—	(169,545)
USD	10,468,482	CAD	14,225,971	CITI	1/17/2024	—	(270,074)
USD	2,305,279	CAD	3,125,956	GSI	1/17/2024	—	(54,367)
USD	3,670,531	CAD	4,930,978	HUS	1/17/2024	—	(51,646)
USD	3,163,362	CAD	4,263,846	JPM	1/17/2024	—	(55,226)
USD	4,077,957	CAD	5,556,758	MSCS	1/17/2024	—	(116,593)
USD	11,828,967	CAD	16,046,443	RBC	1/17/2024	—	(283,780)
USD	2,950,829	CAD	4,020,752	SSB	1/17/2024	—	(84,259)
USD	1,466,819	CAD	1,974,729	UBS	1/17/2024	—	(23,816)
USD	321,000	CNY	2,281,562	SSB	1/17/2024	—	(1,041)
USD	1,677,419	EUR	1,575,000	ANZ	1/17/2024	—	(62,249)
USD	4,548,322	EUR	4,182,085	BARC	1/17/2024	—	(71,005)
USD	182,143	EUR	171,557	BMO	1/17/2024	—	(7,350)
USD	959,442	EUR	873,992	CIBC	1/17/2024	—	(5,926)
USD	18,346,666	EUR	16,932,986	CITI	1/17/2024	—	(356,683)
USD	18,220,267	EUR	16,888,901	GSI	1/17/2024	—	(434,388)
USD	1,210,704	EUR	1,099,996	HUS	1/17/2024	—	(4,298)
USD	9,949,585	EUR	9,345,445	MSCS	1/17/2024	—	(372,939)
USD	17,534,116	EUR	16,318,619	SSB	1/17/2024	—	(490,635)
USD	854,053	EUR	777,542	TD	1/17/2024	—	(4,782)
USD	3,814,430	GBP	3,053,895	HUS	1/17/2024	—	(78,514)
USD	1,022,446	GBP	806,877	UBS	1/17/2024	—	(6,118)
The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,563,125	JPY	230,133,267	ANZ	1/17/2024	—	$(72,107)
USD	1,563,125	JPY	231,885,999	BARC	1/17/2024	—	(84,561)
USD	695,794	JPY	101,327,661	BMO	1/17/2024	—	(24,198)
USD	4,274,232	JPY	625,842,614	CITI	1/17/2024	—	(172,747)
USD	3,403,139	JPY	492,547,246	GSI	1/17/2024	—	(96,698)
USD	2,282,162	JPY	334,934,345	HUS	1/17/2024	—	(97,742)
USD	2,090,691	JPY	300,916,431	JPM	1/17/2024	—	(47,497)
USD	2,090,178	JPY	305,879,188	MSCS	1/17/2024	—	(83,271)
USD	696,292	JPY	99,445,750	RBC	1/17/2024	—	(10,329)
USD	3,174,506	JPY	453,560,298	SSB	1/17/2024	—	(48,305)
USD	1,565,625	MXN	27,734,734	BARC	1/17/2024	—	(64,058)
USD	5,045,488	MXN	87,377,708	GSI	1/17/2024	—	(88,795)
USD	4,143,978	MXN	73,044,377	JPM	1/17/2024	—	(148,083)
USD	2,424,235	MXN	42,097,955	MSCS	1/17/2024	—	(49,425)
USD	2,275,081	MXN	39,554,660	SSB	1/17/2024	—	(49,137)
USD	152,766	NOK	1,670,316	MSCS	1/17/2024	—	(11,695)
USD	3,028,000	NOK	32,246,239	RBC	1/17/2024	—	(146,987)
USD	365,866	NZD	620,471	ANZ	1/17/2024	—	(26,379)
USD	1,252,393	NZD	1,992,282	BARC	1/17/2024	—	(7,075)
USD	10,002,084	NZD	16,836,334	CITI	1/17/2024	—	(641,405)
USD	622,036	NZD	996,141	GSI	1/17/2024	—	(7,698)
USD	2,679,712	NZD	4,292,329	MSCS	1/17/2024	—	(33,785)
USD	164,391	NZD	278,911	NAB	1/17/2024	—	(11,929)
USD	1,246,063	NZD	1,992,282	RBC	1/17/2024	—	(13,405)
USD	622,837	NZD	996,141	SSB	1/17/2024	—	(6,897)
USD	320,000	SEK	3,339,108	CITI	1/17/2024	—	(11,246)
USD	114,249	SGD	155,750	BOA	1/17/2024	—	(3,843)
USD	5,416,306	SGD	7,208,164	BARC	1/17/2024	—	(49,012)
USD	22,299,157	SGD	30,007,195	CIBC	1/17/2024	—	(452,671)
USD	3,200,479	SGD	4,246,010	CITI	1/17/2024	—	(18,898)
USD	9,603,877	SGD	12,812,303	HUS	1/17/2024	—	(110,569)
USD	9,558,854	SGD	12,815,139	MSCS	1/17/2024	—	(157,742)
USD	17,932,702	SGD	24,241,505	SSB	1/17/2024	—	(447,506)
USD	2,110,014	SGD	2,868,865	UBS	1/17/2024	—	(65,195)
						$6,690,788	$(8,296,214)
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)
Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
BMO	Bank of Montreal
BOA	Bank of America, N.A.
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
NAB	National Australia Bank Ltd.
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG

See Notes to financial statements regarding investment transactions and other derivatives information.
Total Bond Market Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 69.1%
U.S. Government – 41.4%
U.S. Treasury Bonds
1.250%, 05/15/2050	$8,000,000	$4,310,938
2.000%, 11/15/2041 to 08/15/2051	19,000,000	12,899,336
2.250%, 08/15/2049	2,000,000	1,396,406
2.750%, 08/15/2047	3,000,000	2,336,016
2.875%, 05/15/2049	1,500,000	1,191,914
3.000%, 02/15/2047 to 08/15/2052	26,635,000	21,740,589
3.375%, 08/15/2042	8,000,000	7,133,438
3.625%, 02/15/2053 to 05/15/2053	10,000,000	9,239,844
3.875%, 02/15/2043 to 05/15/2043	9,000,000	8,580,156
4.000%, 11/15/2052	6,000,000	5,919,844
4.250%, 05/15/2039 to 11/15/2040	4,610,000	4,740,575
4.375%, 05/15/2041	1,830,000	1,886,330
4.625%, 02/15/2040	5,000,000	5,353,906
4.750%, 02/15/2041	2,000,000	2,162,266
U.S. Treasury Notes
0.250%, 07/31/2025 to 10/31/2025	16,000,000	14,892,500
0.375%, 07/31/2027	1,800,000	1,587,656
0.500%, 10/31/2027	12,000,000	10,549,219
0.625%, 03/31/2027	6,000,000	5,392,266
0.750%, 03/31/2026	4,000,000	3,711,094
0.875%, 09/30/2026	5,000,000	4,592,383
1.125%, 01/15/2025	20,000,000	19,266,080
1.375%, 08/31/2026 to 11/15/2031	6,000,000	5,287,266
1.500%, 01/31/2027	30,000,000	27,847,266
1.750%, 12/31/2024 to 01/31/2029	34,000,000	31,009,069
2.125%, 05/31/2026	2,000,000	1,909,453
2.250%, 11/15/2027	20,595,000	19,364,127
2.375%, 05/15/2029	5,000,000	4,634,375
2.750%, 08/15/2032	5,000,000	4,578,906
2.875%, 05/15/2028 to 05/15/2032	11,800,000	11,153,766
3.000%, 10/31/2025	2,000,000	1,953,438
3.125%, 08/31/2027	4,000,000	3,887,500
3.500%, 04/30/2030	3,000,000	2,932,148
3.625%, 05/15/2026	4,000,000	3,953,594
3.875%, 09/30/2029	10,000,000	9,979,688
4.000%, 10/31/2029	15,000,000	15,069,727
4.125%, 09/30/2027 to 11/15/2032	25,000,000	25,208,594
4.250%, 05/31/2025 to 10/15/2025	14,000,000	13,966,562
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
4.375%, 11/30/2028	$8,245,000	$8,436,954
4.500%, 11/15/2025 to 11/15/2033	47,615,000	49,523,458
		389,578,647
U.S. Government Agency – 27.7%
Federal Home Loan Bank 5.500%, 07/15/2036	1,690,000	1,909,622
Federal Home Loan Mortgage Corp.
1.500%, 12/01/2036 to 03/01/2051	5,954,267	4,819,808
2.000%, 07/01/2035 to 05/01/2051	5,866,137	4,867,727
2.500%, 04/01/2031 to 04/01/2052	11,471,557	9,881,614
3.000%, 07/01/2032 to 03/01/2052	10,215,408	9,229,222
3.500%, 12/01/2025 to 07/01/2052	7,912,645	7,352,107
4.000%, 02/01/2024 to 09/01/2047	1,004,270	969,444
4.500%, 05/01/2024 to 07/01/2052	6,058,207	5,942,095
5.000%, 04/01/2024 to 07/01/2053	2,697,928	2,678,450
5.500%, 04/01/2027 to 07/01/2053	4,515,790	4,550,702
6.000%, 10/01/2036 to 07/01/2053	3,604,687	3,680,333
6.110%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.861%), 08/01/2037 (A)	343,696	349,273
6.250%, 07/15/2032	450,000	521,716
6.500%, 08/01/2037 to 09/01/2053	1,981,516	2,053,770
6.750%, 09/15/2029	1,200,000	1,364,578
7.000%, 04/01/2029 to 04/01/2032	7,111	7,381
7.500%, 09/01/2030 to 03/01/2032	3,760	4,008
8.000%, 02/01/2030	362	377
Federal National Mortgage Association
0.500%, 06/17/2025	3,000,000	2,830,906
1.500%, 11/01/2036 to 02/01/2051	6,360,860	5,396,475
2.000%, 02/01/2035 to 02/01/2052	59,694,283	50,039,650
2.125%, 04/24/2026	2,000,000	1,911,011
2.500%, 05/01/2028 to 02/01/2052	34,393,425	29,933,786
2.625%, 09/06/2024	1,000,000	983,780
3.000%, 01/01/2027 to 03/01/2052	16,261,293	14,799,956
3.500%, 12/01/2025 to 02/01/2052	10,075,701	9,419,180
3.710%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.335%), 01/01/2035 (A)	10,714	10,817

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
4.000%, 03/01/2024 to 04/01/2053	$13,929,174	$13,332,808
4.500%, 08/01/2024 to 09/01/2052	3,353,343	3,291,465
4.995%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.843%), 04/01/2037 (A)	60,589	62,048
5.000%, 12/01/2034 to 04/01/2053	5,564,345	5,541,505
5.080%, (1 Year CMT + 2.185%), 05/01/2036 (A)	37,325	37,878
5.121%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.585%), 09/01/2037 (A)	36,640	37,264
5.203%, (6 month Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.411%), 07/01/2034 (A)	36,981	37,046
5.500%, 01/01/2034 to 07/01/2053	2,061,149	2,078,209
6.000%, 07/01/2027 to 08/01/2038	162,584	168,989
6.175%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.925%), 10/01/2037 (A)	7,999	8,166
6.500%, 07/01/2031 to 04/01/2053	1,049,070	1,082,098
7.000%, 02/01/2031 to 10/01/2038	26,777	28,205
7.125%, 01/15/2030	209,000	242,930
7.250%, 05/15/2030	1,450,000	1,710,281
7.500%, 09/01/2030 to 08/01/2031	11,693	12,349
8.000%, 08/01/2030 to 09/01/2031	1,934	2,039
8.500%, 09/01/2030	177	188
Government National Mortgage Association
2.000%, 02/20/2051	11,058,127	9,363,610
2.500%, 08/20/2050 to 11/20/2051	13,088,050	11,495,407
3.000%, 08/15/2043 to 07/20/2051	10,544,440	9,628,980
3.500%, 04/15/2042 to 01/20/2052	8,715,658	8,185,838
4.000%, 11/15/2026 to 02/20/2053	4,484,871	4,334,422
4.500%, 08/15/2033 to 03/20/2053	5,080,335	4,973,120
5.000%, 08/15/2033 to 05/20/2053	3,282,033	3,271,252
5.500%, 11/15/2032 to 02/20/2053	2,520,408	2,542,186
6.000%, 07/15/2029 to 05/20/2053	1,294,271	1,319,721
6.500%, 05/15/2028 to 11/20/2052	1,513,174	1,552,148
7.000%, 08/15/2029 to 05/15/2032	13,744	14,202
7.500%, 09/15/2030 to 01/15/2031	4,206	4,395
		259,866,537
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $700,889,214)		$649,445,184
FOREIGN GOVERNMENT OBLIGATIONS – 0.8%
Brazil – 0.2%
Federative Republic of Brazil 4.250%, 01/07/2025	1,612,000	1,588,978
Canada – 0.1%
Province of British Columbia 6.500%, 01/15/2026	490,000	507,404
Province of Quebec 7.125%, 02/09/2024	150,000	150,206
		657,610
Italy – 0.1%
Republic of Italy 5.375%, 06/15/2033	1,000,000	1,000,487
Japan – 0.1%
Japan Bank for International Cooperation 2.500%, 05/23/2024	800,000	790,838
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico – 0.3%
Government of Mexico
3.750%, 01/11/2028	$2,000,000	$1,927,697
6.050%, 01/11/2040	930,000	937,732
		2,865,429
Panama – 0.0%
Republic of Panama 6.700%, 01/26/2036	370,000	366,002
Peru – 0.0%
Republic of Peru 6.550%, 03/14/2037	250,000	278,125
Turkey – 0.0%
Republic of Turkey 6.000%, 01/14/2041	400,000	339,018
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,278,558)		$7,886,487
CORPORATE BONDS – 26.3%
Communication services – 2.2%
Alphabet, Inc.
1.100%, 08/15/2030	300,000	248,491
2.050%, 08/15/2050	400,000	249,842
AT&T, Inc.
2.550%, 12/01/2033	665,000	541,989
3.800%, 12/01/2057	609,000	452,696
4.750%, 05/15/2046	900,000	813,470
4.850%, 07/15/2045	500,000	455,707
5.150%, 03/15/2042	50,000	48,070
5.400%, 02/15/2034	1,000,000	1,031,325
6.375%, 03/01/2041	360,000	394,337
7.625%, 04/15/2031	285,000	323,691
Baidu, Inc. 4.125%, 06/30/2025	250,000	245,564
British Telecommunications PLC 9.625%, 12/15/2030	190,000	235,106
Charter Communications Operating LLC
2.800%, 04/01/2031	600,000	506,077
5.050%, 03/30/2029	400,000	395,759
5.375%, 05/01/2047	500,000	424,911
Comcast Corp.
2.350%, 01/15/2027	455,000	427,128
2.887%, 11/01/2051	256,000	173,172
3.450%, 02/01/2050	500,000	383,781
3.999%, 11/01/2049	500,000	417,253
4.049%, 11/01/2052	1,000,000	843,255
4.600%, 10/15/2038	400,000	386,253
6.500%, 11/15/2035	52,000	59,127
Deutsche Telekom International Finance BV 8.750%, 06/15/2030	146,000	175,836
Discovery Communications LLC
4.125%, 05/15/2029	900,000	852,691
5.300%, 05/15/2049	400,000	343,426
Fox Corp. 3.500%, 04/08/2030	600,000	553,534
Grupo Televisa SAB 6.625%, 01/15/2040	220,000	230,059
Meta Platforms, Inc. 4.950%, 05/15/2033	700,000	722,484
Rogers Communications, Inc. 4.500%, 03/15/2042	700,000	617,479
TCI Communications, Inc. 7.125%, 02/15/2028	110,000	120,248
Telefonica Emisiones SA 7.045%, 06/20/2036	230,000	260,164

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Telefonica Europe BV 8.250%, 09/15/2030 (B)	$350,000	$409,639
The Walt Disney Company 2.650%, 01/13/2031	400,000	355,897
Time Warner Cable Enterprises LLC 8.375%, 07/15/2033	525,000	607,886
T-Mobile USA, Inc.
3.000%, 02/15/2041	400,000	299,343
3.875%, 04/15/2030	600,000	568,981
4.500%, 04/15/2050	700,000	618,485
5.750%, 01/15/2054	700,000	740,662
TWDC Enterprises 18 Corp.
3.150%, 09/17/2025	500,000	486,507
4.125%, 06/01/2044	500,000	445,878
Verizon Communications, Inc.
1.680%, 10/30/2030	400,000	329,502
2.875%, 11/20/2050	500,000	339,940
4.016%, 12/03/2029	500,000	483,445
4.522%, 09/15/2048	1,260,000	1,148,754
Vodafone Group PLC
4.375%, 05/30/2028	400,000	398,954
5.250%, 05/30/2048	300,000	292,287
		20,459,085
Consumer discretionary – 1.7%
Amazon.com, Inc.
2.100%, 05/12/2031	400,000	344,924
2.500%, 06/03/2050	800,000	532,175
4.050%, 08/22/2047	600,000	540,973
4.700%, 12/01/2032	700,000	719,278
American Honda Finance Corp. 1.800%, 01/13/2031	600,000	507,219
AutoZone, Inc. 3.250%, 04/15/2025	1,000,000	976,361
Booking Holdings, Inc. 3.550%, 03/15/2028	300,000	289,765
Choice Hotels International, Inc. 3.700%, 01/15/2031 (B)	200,000	172,410
D.R. Horton, Inc. 1.400%, 10/15/2027	200,000	177,975
Expedia Group, Inc. 3.250%, 02/15/2030	300,000	275,012
Ford Motor Credit Company LLC 6.798%, 11/07/2028	1,420,000	1,485,839
General Motors Company 5.400%, 04/01/2048	300,000	274,092
General Motors Financial Company, Inc.
2.400%, 10/15/2028	300,000	266,323
3.100%, 01/12/2032	350,000	297,978
5.250%, 03/01/2026	650,000	650,414
Lennar Corp. 4.750%, 11/29/2027	300,000	299,312
Lowe's Companies, Inc.
3.375%, 09/15/2025	460,000	448,891
3.750%, 04/01/2032	700,000	655,108
McDonald's Corp. 3.300%, 07/01/2025	1,000,000	976,823
NIKE, Inc. 2.400%, 03/27/2025	1,000,000	972,366
Starbucks Corp. 3.550%, 08/15/2029	300,000	289,128
The Home Depot, Inc.
2.700%, 04/15/2030	700,000	639,326
3.350%, 09/15/2025	752,000	737,029
4.250%, 04/01/2046	390,000	352,313
5.875%, 12/16/2036	280,000	312,968
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
The TJX Companies, Inc.
3.875%, 04/15/2030	$600,000	$579,850
4.500%, 04/15/2050	600,000	565,511
Toll Brothers Finance Corp. 3.800%, 11/01/2029	200,000	187,485
Toyota Motor Credit Corp.
1.150%, 08/13/2027	500,000	447,157
1.900%, 09/12/2031	700,000	583,410
3.050%, 01/11/2028	300,000	286,063
Whirlpool Corp. 5.150%, 03/01/2043	300,000	272,843
		16,116,321
Consumer staples – 1.6%
Altria Group, Inc.
3.400%, 02/04/2041	400,000	292,888
4.500%, 05/02/2043	500,000	416,979
Anheuser-Busch Companies LLC
3.650%, 02/01/2026	800,000	785,447
4.900%, 02/01/2046	500,000	490,121
Anheuser-Busch InBev Worldwide, Inc.
4.500%, 06/01/2050	400,000	380,415
4.750%, 01/23/2029	500,000	507,771
BAT Capital Corp.
2.726%, 03/25/2031	600,000	503,172
3.215%, 09/06/2026	500,000	478,198
Constellation Brands, Inc. 4.500%, 05/09/2047	350,000	311,889
Costco Wholesale Corp. 1.600%, 04/20/2030	500,000	428,309
Diageo Capital PLC 2.000%, 04/29/2030	300,000	259,094
General Mills, Inc. 2.875%, 04/15/2030	600,000	542,206
Kellanova 3.250%, 04/01/2026	400,000	387,668
Kenvue, Inc. 4.900%, 03/22/2033	500,000	515,395
Keurig Dr. Pepper, Inc. 4.597%, 05/25/2028	500,000	500,292
Kimberly-Clark Corp. 3.200%, 07/30/2046	300,000	229,701
Kraft Heinz Foods Company
3.000%, 06/01/2026	458,000	439,991
6.875%, 01/26/2039	40,000	46,114
Mondelez International, Inc. 4.625%, 05/07/2048	300,000	271,452
PepsiCo, Inc.
2.850%, 02/24/2026	495,000	478,534
4.000%, 03/05/2042	270,000	244,366
5.500%, 01/15/2040	280,000	302,318
Philip Morris International, Inc. 6.375%, 05/16/2038	300,000	335,684
SC Johnson & Son, Inc. 4.000%, 05/15/2043 (C)	250,000	209,960
Sysco Corp. 6.600%, 04/01/2050	1,000,000	1,173,599
Target Corp. 3.900%, 11/15/2047	500,000	430,936
The Coca-Cola Company
2.125%, 09/06/2029	400,000	361,428
2.500%, 06/01/2040	400,000	302,432
The Estee Lauder Companies, Inc. 2.600%, 04/15/2030	600,000	531,339
The Kroger Company 3.500%, 02/01/2026	500,000	486,978

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
The Procter & Gamble Company 3.600%, 03/25/2050 (B)	$600,000	$526,739
Tyson Foods, Inc. 4.350%, 03/01/2029	400,000	388,428
Walmart, Inc.
3.250%, 07/08/2029 (B)	600,000	575,777
4.050%, 06/29/2048	500,000	456,728
		14,592,348
Energy – 1.8%
Anadarko Petroleum Corp. 6.450%, 09/15/2036	280,000	283,979
Baker Hughes Holdings LLC
3.337%, 12/15/2027	500,000	477,807
4.486%, 05/01/2030	500,000	499,899
Boardwalk Pipelines LP 4.950%, 12/15/2024	400,000	397,194
BP Capital Markets America, Inc. 3.796%, 09/21/2025	800,000	788,643
Canadian Natural Resources, Ltd. 6.250%, 03/15/2038	290,000	303,399
Cenovus Energy, Inc. 4.250%, 04/15/2027	300,000	293,061
Chevron Corp. 2.954%, 05/16/2026	800,000	773,675
Devon Energy Corp.
5.000%, 06/15/2045	885,000	781,258
7.875%, 09/30/2031	170,000	197,898
Enbridge, Inc.
3.700%, 07/15/2027	400,000	385,976
4.500%, 06/10/2044	400,000	341,487
5.700%, 03/08/2033	700,000	727,578
Energy Transfer LP
5.500%, 06/01/2027	600,000	607,309
6.125%, 12/15/2045	350,000	352,519
6.500%, 02/01/2042	50,000	52,795
Enterprise Products Operating LLC
3.200%, 02/15/2052	700,000	510,087
4.850%, 08/15/2042	280,000	268,408
6.875%, 03/01/2033	130,000	149,167
Exxon Mobil Corp.
2.995%, 08/16/2039	400,000	321,056
3.482%, 03/19/2030	700,000	665,466
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	700,000	696,238
6.375%, 03/01/2041	60,000	61,624
6.500%, 09/01/2039	180,000	188,957
Kinder Morgan, Inc. 5.550%, 06/01/2045	375,000	360,698
MPLX LP 4.800%, 02/15/2029	400,000	397,145
ONEOK Partners LP 6.650%, 10/01/2036	268,000	291,556
Ovintiv, Inc. 6.500%, 08/15/2034	270,000	287,028
Petroleos Mexicanos
6.625%, 06/15/2035	230,000	176,398
6.700%, 02/16/2032	173,000	143,552
Phillips 66 Company 3.750%, 03/01/2028	200,000	192,374
Plains All American Pipeline LP 4.900%, 02/15/2045	500,000	431,064
Shell International Finance BV
4.375%, 05/11/2045	1,000,000	916,202
6.375%, 12/15/2038	90,000	103,486
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Suncor Energy, Inc. 5.950%, 05/15/2035	$235,000	$236,374
Targa Resources Partners LP 4.000%, 01/15/2032	500,000	456,565
The Williams Companies, Inc.
3.500%, 11/15/2030	400,000	366,227
5.100%, 09/15/2045	400,000	376,722
Tosco Corp. 8.125%, 02/15/2030	383,000	450,073
TotalEnergies Capital International SA 3.700%, 01/15/2024	500,000	499,595
TransCanada PipeLines, Ltd. 5.850%, 03/15/2036	405,000	415,047
Valero Energy Corp.
2.850%, 04/15/2025	600,000	580,500
7.500%, 04/15/2032	270,000	310,505
		17,116,591
Financials – 8.4%
American Express Company 4.420%, (4.420% to 8-3-32, then Overnight SOFR + 1.760%), 08/03/2033	1,000,000	962,787
American International Group, Inc.
4.125%, 02/15/2024 (B)	550,000	548,383
6.250%, 05/01/2036	430,000	456,522
Ameriprise Financial, Inc. 5.150%, 05/15/2033	700,000	721,280
Arch Capital Finance LLC 4.011%, 12/15/2026	400,000	388,383
Ares Capital Corp. 3.875%, 01/15/2026	1,000,000	960,652
Banco Santander SA 1.722%, (1.722% to 9-14-26, then 1 Year CMT + 0.900%), 09/14/2027	700,000	633,027
Bank of America Corp.
3.366%, (3.366% to 1-23-25, then 3 month CME Term SOFR + 1.072%), 01/23/2026	1,700,000	1,660,275
3.419%, (3.419% to 12-20-27, then 3 month CME Term SOFR + 1.302%), 12/20/2028	1,312,000	1,235,811
3.970%, (3.970% to 3-5-28, then 3 month CME Term SOFR + 1.332%), 03/05/2029	500,000	477,557
3.974%, (3.974% to 2-7-29, then 3 month CME Term SOFR + 1.472%), 02/07/2030	2,000,000	1,892,993
4.443%, (4.443% to 1-20-47, then 3 month CME Term SOFR + 2.252%), 01/20/2048	500,000	449,342
4.450%, 03/03/2026	700,000	692,292
7.750%, 05/14/2038	480,000	583,782
Barclays PLC
4.375%, 01/12/2026	500,000	493,175
7.437%, (7.437% to 11-2-32, then 1 Year CMT + 3.500%), 11/02/2033	700,000	783,807
Berkshire Hathaway Finance Corp. 4.400%, 05/15/2042	600,000	579,565
Berkshire Hathaway, Inc. 3.125%, 03/15/2026	500,000	486,187
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	1,951,948
3.300%, 10/30/2024	1,500,000	1,475,067
Chubb INA Holdings, Inc. 3.350%, 05/03/2026	300,000	291,855

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc.
1.462%, (1.462% to 6-9-26, then Overnight SOFR + 0.770%), 06/09/2027	$600,000	$549,085
2.666%, (2.666% to 1-29-30, then Overnight SOFR + 1.146%), 01/29/2031	1,000,000	867,420
3.300%, 04/27/2025	600,000	585,930
4.281%, (4.281% to 4-24-47, then 3 month CME Term SOFR + 2.101%), 04/24/2048	500,000	437,050
4.450%, 09/29/2027	500,000	488,504
4.658%, (4.658% to 5-24-27, then Overnight SOFR + 1.887%), 05/24/2028	1,000,000	992,020
5.500%, 09/13/2025	400,000	401,822
Deutsche Bank AG 2.129%, (2.129% to 11-24-25, then Overnight SOFR + 1.870%), 11/24/2026	600,000	562,391
European Investment Bank
2.500%, 10/15/2024	1,500,000	1,471,492
3.250%, 01/29/2024	600,000	599,057
4.875%, 02/15/2036	1,000,000	1,069,007
Fifth Third Bank NA 2.250%, 02/01/2027	500,000	461,851
Fiserv, Inc. 2.250%, 06/01/2027	600,000	554,824
Five Corners Funding Trust II 2.850%, 05/15/2030 (C)	800,000	707,385
GE Capital International Funding Company 4.418%, 11/15/2035	822,000	797,162
Global Payments, Inc. 4.450%, 06/01/2028	400,000	389,364
HSBC Holdings PLC
2.848%, (2.848% to 6-4-30, then Overnight SOFR + 2.387%), 06/04/2031	1,000,000	859,883
4.583%, (4.583% to 6-19-28, then 3 month CME Term SOFR + 1.796%), 06/19/2029	1,000,000	969,607
6.500%, 09/15/2037	660,000	714,379
Inter-American Development Bank
1.125%, 01/13/2031	2,000,000	1,647,657
2.000%, 07/23/2026	1,000,000	946,615
7.000%, 06/15/2025	325,000	335,153
Intercontinental Exchange, Inc.
3.100%, 09/15/2027	400,000	380,282
4.600%, 03/15/2033 (B)	500,000	497,112
International Bank for Reconstruction & Development
0.750%, 11/24/2027	1,000,000	881,993
0.875%, 07/15/2026	1,000,000	920,978
JPMorgan Chase & Co.
2.522%, (2.522% to 4-22-30, then Overnight SOFR + 2.040%), 04/22/2031	1,000,000	864,737
3.300%, 04/01/2026	700,000	677,589
3.509%, (3.509% to 1-23-28, then 3 month CME Term SOFR + 1.207%), 01/23/2029	500,000	473,785
3.540%, (3.540% to 5-1-27, then 3 month CME Term SOFR + 1.642%), 05/01/2028	700,000	668,046
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (continued)
3.875%, 02/01/2024	$1,300,000	$1,297,703
4.452%, (4.452% to 12-5-28, then 3 month CME Term SOFR + 1.592%), 12/05/2029	600,000	587,994
4.851%, (4.851% to 7-25-27, then Overnight SOFR + 1.990%), 07/25/2028	1,000,000	1,000,290
6.400%, 05/15/2038	125,000	143,116
KeyBank NA 5.000%, 01/26/2033	500,000	467,420
KfW 2.625%, 02/28/2024	800,000	796,523
Liberty Mutual Group, Inc. 3.950%, 05/15/2060 (C)	500,000	359,375
Lincoln National Corp.
3.625%, 12/12/2026 (B)	500,000	486,251
7.000%, 06/15/2040	150,000	168,276
Lloyds Banking Group PLC 2.438%, (2.438% to 2-5-25, then 1 Year CMT + 1.000%), 02/05/2026	900,000	868,390
Mastercard, Inc.
2.000%, 11/18/2031	350,000	295,199
2.950%, 11/21/2026	300,000	289,319
MetLife, Inc. 4.600%, 05/13/2046	500,000	473,772
Mitsubishi UFJ Financial Group, Inc. 1.538%, (1.538% to 7-20-26, then 1 Year CMT + 0.750%), 07/20/2027	1,600,000	1,461,949
Mizuho Financial Group, Inc. 1.234%, (1.234% to 5-22-26, then 1 Year CMT + 0.670%), 05/22/2027	800,000	728,864
Morgan Stanley
1.512%, (1.512% to 7-20-26, then Overnight SOFR + 0.858%), 07/20/2027	500,000	456,703
3.622%, (3.622% to 4-1-30, then Overnight SOFR + 3.120%), 04/01/2031	1,000,000	921,226
3.700%, 10/23/2024	950,000	937,731
3.772%, (3.772% to 1-24-28, then 3 month CME Term SOFR + 1.402%), 01/24/2029	550,000	524,525
5.164%, (5.164% to 4-20-28, then Overnight SOFR + 1.590%), 04/20/2029	1,000,000	1,005,716
6.296%, (6.296% to 10-18-27, then Overnight SOFR + 2.240%), 10/18/2028	1,000,000	1,047,539
Nasdaq, Inc. 1.650%, 01/15/2031 (B)	500,000	405,739
National Rural Utilities Cooperative Finance Corp. 4.023%, 11/01/2032	700,000	652,134
Nomura Holdings, Inc. 3.103%, 01/16/2030	1,000,000	883,476
PayPal Holdings, Inc.
2.300%, 06/01/2030	600,000	524,441
2.850%, 10/01/2029	1,000,000	914,685
Raymond James Financial, Inc. 4.950%, 07/15/2046	600,000	559,735
Royal Bank of Canada 2.300%, 11/03/2031	800,000	674,343
S&P Global, Inc. 2.900%, 03/01/2032	600,000	535,547

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
State Street Corp. 5.159%, (5.159% to 5-18-33, then SOFR + 1.890%), 05/18/2034 (B)	$700,000	$705,123
Stifel Financial Corp. 4.250%, 07/18/2024	500,000	494,991
Sumitomo Mitsui Financial Group, Inc.
3.364%, 07/12/2027	900,000	857,024
3.784%, 03/09/2026	550,000	536,033
The Allstate Corp. 3.280%, 12/15/2026	500,000	482,159
The Bank of New York Mellon Corp. 3.250%, 05/16/2027	800,000	766,743
The Bank of Nova Scotia 4.850%, 02/01/2030	700,000	698,796
The Charles Schwab Corp. 3.200%, 01/25/2028	300,000	283,105
The Goldman Sachs Group, Inc.
2.600%, 02/07/2030	700,000	615,119
3.102%, (3.102% to 2-24-32, then Overnight SOFR + 1.410%), 02/24/2033	1,000,000	858,415
3.500%, 01/23/2025	750,000	735,418
3.750%, 02/25/2026	500,000	488,534
4.482%, (4.482% to 8-23-27, then Overnight SOFR + 1.725%), 08/23/2028	1,000,000	982,345
The Hartford Financial Services Group, Inc. 5.950%, 10/15/2036	170,000	180,781
The PNC Financial Services Group, Inc.
3.450%, 04/23/2029	1,000,000	946,784
4.758%, (4.758% to 1-26-26, then SOFR Compounded Index + 1.085%), 01/26/2027	500,000	496,063
The Toronto-Dominion Bank 2.000%, 09/10/2031	800,000	665,384
The Travelers Companies, Inc. 4.050%, 03/07/2048	300,000	260,440
Travelers Property Casualty Corp. 7.750%, 04/15/2026	50,000	53,063
Truist Financial Corp.
1.125%, 08/03/2027	700,000	612,787
2.850%, 10/26/2024	700,000	685,128
U.S. Bancorp 2.375%, 07/22/2026	1,000,000	938,699
UBS Group AG 4.550%, 04/17/2026	800,000	789,547
Visa, Inc.
2.050%, 04/15/2030	600,000	527,208
3.150%, 12/14/2025	463,000	451,735
4.300%, 12/14/2045	463,000	431,367
Wells Fargo & Company
2.572%, (2.572% to 2-11-30, then 3 month CME Term SOFR + 1.262%), 02/11/2031	2,000,000	1,728,240
3.000%, 10/23/2026	1,000,000	949,374
3.350%, (3.350% to 3-2-32, then Overnight SOFR + 1.500%), 03/02/2033	1,000,000	873,416
Westpac Banking Corp. 1.150%, 06/03/2026	800,000	737,391
		78,796,063
Health care – 2.9%
Abbott Laboratories
2.950%, 03/15/2025	300,000	293,812
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Abbott Laboratories (continued)
3.750%, 11/30/2026	$283,000	$278,824
AbbVie, Inc.
3.200%, 05/14/2026 to 11/21/2029	1,716,000	1,628,724
4.400%, 11/06/2042	260,000	241,064
Aetna, Inc. 3.500%, 11/15/2024	200,000	196,646
Allergan Funding SCS 4.750%, 03/15/2045	321,000	239,554
Amgen, Inc.
4.400%, 05/01/2045	260,000	230,763
4.663%, 06/15/2051	659,000	598,998
5.250%, 03/02/2033	1,000,000	1,025,233
AstraZeneca PLC 0.700%, 04/08/2026	500,000	460,293
Baxalta, Inc. 4.000%, 06/23/2025	500,000	491,351
Baxter International, Inc. 3.950%, 04/01/2030	500,000	473,556
Bayer US Finance II LLC 2.850%, 04/15/2025 (C)	300,000	288,333
Becton, Dickinson and Company 4.685%, 12/15/2044	400,000	373,788
Biogen, Inc. 3.250%, 02/15/2051	561,000	402,531
Boston Scientific Corp. 2.650%, 06/01/2030	500,000	446,446
Bristol-Myers Squibb Company
3.250%, 08/01/2042	500,000	385,942
4.550%, 02/20/2048	300,000	271,649
Cardinal Health, Inc. 3.750%, 09/15/2025	500,000	488,582
Centene Corp. 4.250%, 12/15/2027	700,000	674,487
CVS Health Corp.
3.875%, 07/20/2025	650,000	638,745
4.300%, 03/25/2028	389,000	382,406
5.050%, 03/25/2048	500,000	467,654
5.875%, 06/01/2053	366,000	384,964
CVS Pass-Through Trust 8.353%, 07/10/2031 (C)	54,843	59,209
DH Europe Finance II Sarl 3.250%, 11/15/2039	300,000	248,808
Dignity Health 4.500%, 11/01/2042	300,000	263,938
Elevance Health, Inc.
4.101%, 03/01/2028	350,000	344,868
4.650%, 08/15/2044	150,000	138,723
6.100%, 10/15/2052	333,000	377,494
Eli Lilly & Company 2.250%, 05/15/2050	500,000	323,101
Evernorth Health, Inc. 6.125%, 11/15/2041	330,000	337,239
Gilead Sciences, Inc. 3.650%, 03/01/2026	600,000	587,828
GlaxoSmithKline Capital, Inc.
3.625%, 05/15/2025	500,000	491,505
6.375%, 05/15/2038	210,000	243,829
HCA, Inc.
4.500%, 02/15/2027	500,000	494,108
5.500%, 06/15/2047	400,000	385,087
Humana, Inc. 3.850%, 10/01/2024	350,000	345,600
Johnson & Johnson
2.100%, 09/01/2040	500,000	355,685

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Johnson & Johnson (continued)
5.850%, 07/15/2038	$285,000	$325,704
Laboratory Corp. of America Holdings 2.950%, 12/01/2029	500,000	449,629
Medtronic, Inc. 4.375%, 03/15/2035	500,000	487,949
Merck & Company, Inc. 2.750%, 02/10/2025	850,000	831,112
Novartis Capital Corp. 3.000%, 11/20/2025	500,000	486,186
Pfizer Investment Enterprises Pte, Ltd. 5.300%, 05/19/2053	1,000,000	1,020,884
Pfizer, Inc.
2.750%, 06/03/2026	713,000	683,458
4.400%, 05/15/2044	264,000	250,217
Quest Diagnostics, Inc.
4.200%, 06/30/2029	500,000	490,704
4.700%, 03/30/2045	500,000	452,116
Regeneron Pharmaceuticals, Inc. 2.800%, 09/15/2050	1,000,000	659,033
Stryker Corp. 4.625%, 03/15/2046	350,000	334,879
The Cigna Group 4.375%, 10/15/2028	500,000	495,972
Thermo Fisher Scientific, Inc. 2.000%, 10/15/2031	400,000	337,023
UnitedHealth Group, Inc.
2.300%, 05/15/2031	500,000	433,259
2.900%, 05/15/2050	400,000	279,897
4.375%, 03/15/2042	50,000	46,098
4.450%, 12/15/2048	300,000	274,556
5.350%, 02/15/2033	700,000	740,531
5.800%, 03/15/2036	300,000	327,763
Utah Acquisition Sub, Inc. 3.950%, 06/15/2026	500,000	483,197
Viatris, Inc. 2.700%, 06/22/2030	500,000	423,258
Zimmer Biomet Holdings, Inc. 3.050%, 01/15/2026	500,000	482,721
Zoetis, Inc. 2.000%, 05/15/2030	500,000	430,534
		27,588,047
Industrials – 2.2%
3M Company 3.000%, 08/07/2025 (B)	330,000	319,837
AerCap Ireland Capital DAC
3.300%, 01/30/2032	500,000	435,165
4.450%, 04/03/2026	400,000	392,765
5.750%, 06/06/2028	1,000,000	1,023,440
Air Lease Corp.
3.125%, 12/01/2030	600,000	524,792
3.625%, 12/01/2027	400,000	378,259
American Airlines 2016-2 Class AA Pass Through Trust 3.200%, 06/15/2028	202,350	184,147
Automatic Data Processing, Inc. 3.375%, 09/15/2025	752,000	736,791
Burlington Northern Santa Fe LLC 4.400%, 03/15/2042	50,000	46,158
Canadian Pacific Railway Company 2.875%, 11/15/2029	500,000	450,297
Carrier Global Corp. 3.577%, 04/05/2050	500,000	391,116
Caterpillar, Inc.
3.250%, 04/09/2050	400,000	316,051
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Caterpillar, Inc. (continued)
3.400%, 05/15/2024	$500,000	$496,264
CSX Corp.
3.350%, 11/01/2025	420,000	409,013
3.800%, 04/15/2050	1,000,000	815,165
Deere & Company 3.100%, 04/15/2030	500,000	463,846
Delta Air Lines 2019-1 Class AA Pass Through Trust 3.204%, 04/25/2024	200,000	198,388
Equifax, Inc. 3.100%, 05/15/2030	1,200,000	1,074,351
FedEx Corp.
3.875%, 08/01/2042	420,000	347,937
4.400%, 01/15/2047	350,000	304,516
General Dynamics Corp. 3.625%, 04/01/2030	500,000	480,285
General Electric Company
4.500%, 03/11/2044	500,000	463,926
6.750%, 03/15/2032	66,000	75,072
6.875%, 01/10/2039	168,000	203,830
Honeywell International, Inc. 1.950%, 06/01/2030	500,000	433,097
John Deere Capital Corp. 2.050%, 01/09/2025	500,000	486,406
Johnson Controls, Inc. 5.700%, 03/01/2041	150,000	138,284
L3Harris Technologies, Inc. 2.900%, 12/15/2029	300,000	271,094
Lockheed Martin Corp. 3.800%, 03/01/2045	400,000	343,886
Norfolk Southern Corp. 4.837%, 10/01/2041	240,000	231,220
Northrop Grumman Corp.
3.250%, 01/15/2028	300,000	286,674
4.400%, 05/01/2030	200,000	198,902
Precision Castparts Corp. 3.250%, 06/15/2025	500,000	489,624
Republic Services, Inc. 2.375%, 03/15/2033 (B)	400,000	334,306
RTX Corp.
4.625%, 11/16/2048	500,000	456,228
6.125%, 07/15/2038	225,000	243,331
Southwest Airlines Company 5.250%, 05/04/2025	1,200,000	1,199,591
Stanley Black & Decker, Inc. 2.750%, 11/15/2050	300,000	184,790
The Boeing Company
2.600%, 10/30/2025	438,000	418,857
2.950%, 02/01/2030	400,000	360,370
3.750%, 02/01/2050	400,000	310,404
5.805%, 05/01/2050	600,000	621,331
8.750%, 09/15/2031	90,000	111,400
Thomson Reuters Corp. 4.500%, 05/23/2043	250,000	204,688
Trane Technologies Global Holding Company, Ltd. 4.300%, 02/21/2048	600,000	532,052
Union Pacific Corp.
3.250%, 08/15/2025	500,000	488,681
3.799%, 10/01/2051 to 04/06/2071	1,113,000	893,419
United Airlines 2016-2 Class AA Pass Through Trust 2.875%, 10/07/2028	206,355	184,374

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Parcel Service, Inc. 3.400%, 03/15/2029	$400,000	$386,570
Verisk Analytics, Inc. 4.125%, 03/15/2029	600,000	585,301
Waste Management, Inc. 2.500%, 11/15/2050	300,000	199,262
		21,125,553
Information technology – 1.8%
Apple, Inc.
1.650%, 05/11/2030	900,000	769,656
2.450%, 08/04/2026	1,060,000	1,010,379
3.250%, 02/23/2026	500,000	487,834
4.100%, 08/08/2062	700,000	623,492
Applied Materials, Inc.
3.900%, 10/01/2025	470,000	463,420
5.100%, 10/01/2035	470,000	493,269
Broadcom, Inc.
2.600%, 02/15/2033 (C)	1,000,000	823,849
3.137%, 11/15/2035 (C)	600,000	492,590
4.300%, 11/15/2032	700,000	671,555
Cisco Systems, Inc. 5.900%, 02/15/2039	80,000	88,737
Dell International LLC 5.300%, 10/01/2029	600,000	617,881
Eaton Corp. 3.103%, 09/15/2027	500,000	478,754
Hewlett Packard Enterprise Company 6.200%, 10/15/2035	400,000	438,628
HP, Inc. 6.000%, 09/15/2041 (B)	500,000	526,690
IBM Corp.
3.450%, 02/19/2026	1,115,000	1,085,936
4.000%, 06/20/2042	210,000	182,754
5.600%, 11/30/2039	21,000	22,123
Intel Corp.
2.000%, 08/12/2031 (B)	500,000	422,236
5.200%, 02/10/2033	1,000,000	1,044,679
Microsoft Corp.
2.525%, 06/01/2050	1,538,000	1,049,951
3.125%, 11/03/2025	438,000	427,525
NVIDIA Corp. 2.000%, 06/15/2031	400,000	342,849
NXP BV 3.400%, 05/01/2030	520,000	477,851
Oracle Corp.
2.650%, 07/15/2026	310,000	293,934
2.875%, 03/25/2031	400,000	354,341
2.950%, 05/15/2025	550,000	533,815
4.000%, 11/15/2047	400,000	316,832
4.125%, 05/15/2045	500,000	407,861
Qualcomm, Inc. 1.650%, 05/20/2032	566,000	461,638
Roper Technologies, Inc. 4.200%, 09/15/2028	500,000	491,252
Salesforce, Inc. 2.700%, 07/15/2041	400,000	305,524
Texas Instruments, Inc. 3.875%, 03/15/2039	200,000	184,509
VMware LLC 1.800%, 08/15/2028	400,000	350,693
Xerox Corp. 6.750%, 12/15/2039	60,000	52,314
		16,795,351
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials – 0.7%
Air Products and Chemicals, Inc. 1.850%, 05/15/2027	$500,000	$460,875
Avery Dennison Corp. 2.650%, 04/30/2030	400,000	353,395
DuPont de Nemours, Inc. 5.319%, 11/15/2038	400,000	410,269
Eastman Chemical Company 4.650%, 10/15/2044	500,000	438,803
Glencore Funding LLC 2.625%, 09/23/2031 (C)	500,000	424,257
Huntsman International LLC 4.500%, 05/01/2029	500,000	481,645
International Paper Company 5.000%, 09/15/2035	500,000	498,476
LYB International Finance II BV 3.500%, 03/02/2027	400,000	383,681
Martin Marietta Materials, Inc. 2.400%, 07/15/2031	300,000	254,501
Newmont Corp. 4.875%, 03/15/2042	270,000	262,110
Nucor Corp. 2.700%, 06/01/2030	300,000	271,583
Potash Corp. of Saskatchewan, Inc. 5.625%, 12/01/2040	150,000	145,808
Rio Tinto Alcan, Inc. 6.125%, 12/15/2033	100,000	109,646
Rio Tinto Finance USA PLC 4.750%, 03/22/2042	270,000	261,280
Rio Tinto Finance USA, Ltd. 5.200%, 11/02/2040	250,000	257,253
Teck Resources, Ltd. 6.250%, 07/15/2041	270,000	277,903
The Dow Chemical Company
4.375%, 11/15/2042	590,000	520,926
9.400%, 05/15/2039	130,000	180,803
The Sherwin-Williams Company 3.450%, 06/01/2027	300,000	289,575
Vale Overseas, Ltd. 6.875%, 11/10/2039	350,000	384,330
Vulcan Materials Company 3.500%, 06/01/2030	300,000	279,039
		6,946,158
Real estate – 0.9%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/2033 (B)	400,000	311,387
American Tower Corp. 5.000%, 02/15/2024	500,000	499,361
AvalonBay Communities, Inc. 2.050%, 01/15/2032 (B)	400,000	334,993
Boston Properties LP 2.550%, 04/01/2032	500,000	398,035
Brixmor Operating Partnership LP 4.125%, 05/15/2029	700,000	666,157
Crown Castle, Inc.
2.500%, 07/15/2031	300,000	250,117
3.700%, 06/15/2026	400,000	385,994
CubeSmart LP 4.000%, 11/15/2025	200,000	194,533
Digital Realty Trust LP 4.450%, 07/15/2028	200,000	195,274
Duke Realty LP 3.250%, 06/30/2026	200,000	190,592
Equinix, Inc. 2.150%, 07/15/2030	400,000	338,892

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Essex Portfolio LP 3.000%, 01/15/2030	$400,000	$356,660
Extra Space Storage LP 2.350%, 03/15/2032	500,000	407,559
GLP Capital LP 5.300%, 01/15/2029	600,000	596,531
Healthpeak OP LLC 3.500%, 07/15/2029	400,000	373,132
Mid-America Apartments LP 3.950%, 03/15/2029	800,000	776,914
Service Properties Trust 4.500%, 03/15/2025	200,000	195,250
Simon Property Group LP
3.375%, 06/15/2027	500,000	479,020
3.500%, 09/01/2025	441,500	431,259
Sun Communities Operating LP 5.700%, 01/15/2033	1,000,000	1,012,313
Welltower OP LLC 2.750%, 01/15/2031	500,000	435,468
		8,829,441
Utilities – 2.1%
AEP Transmission Company LLC 3.750%, 12/01/2047	400,000	317,059
Ameren Corp. 3.500%, 01/15/2031	1,000,000	912,383
American Water Capital Corp. 4.300%, 09/01/2045	350,000	307,920
Arizona Public Service Company 3.350%, 05/15/2050 (B)	500,000	353,650
Baltimore Gas & Electric Company 4.550%, 06/01/2052	700,000	641,392
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	462,402
6.125%, 04/01/2036	436,000	472,467
CenterPoint Energy, Inc. 2.950%, 03/01/2030	700,000	618,768
Consolidated Edison Company of New York, Inc. 3.950%, 04/01/2050	700,000	584,151
Constellation Energy Generation LLC 6.250%, 10/01/2039	160,000	171,063
Dominion Energy, Inc.
3.375%, 04/01/2030	600,000	552,371
3.900%, 10/01/2025	242,000	237,399
Duke Energy Carolinas LLC 6.000%, 01/15/2038	200,000	215,046
Duke Energy Corp.
3.750%, 04/15/2024	500,000	497,260
4.800%, 12/15/2045	500,000	454,730
5.000%, 08/15/2052	600,000	560,085
Entergy Texas, Inc. 1.750%, 03/15/2031	700,000	573,307
Essential Utilities, Inc. 4.276%, 05/01/2049	500,000	415,125
Eversource Energy 4.250%, 04/01/2029	500,000	484,929
Exelon Corp. 3.400%, 04/15/2026	542,000	524,695
Florida Power & Light Company 5.650%, 02/01/2037	290,000	308,661
Georgia Power Company 5.950%, 02/01/2039	335,000	347,739
Indiana Michigan Power Company
3.850%, 05/15/2028	600,000	578,993
6.050%, 03/15/2037	187,000	199,406
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
NextEra Energy Capital Holdings, Inc.
2.250%, 06/01/2030	$700,000	$598,800
5.250%, 02/28/2053	700,000	687,525
NiSource, Inc.
3.950%, 03/30/2048	400,000	323,065
5.400%, 06/30/2033	1,000,000	1,031,078
Oncor Electric Delivery Company LLC 7.500%, 09/01/2038	188,000	229,794
Pacific Gas & Electric Company
2.500%, 02/01/2031	600,000	494,934
3.450%, 07/01/2025	30,000	29,034
3.750%, 07/01/2028	30,000	28,101
4.550%, 07/01/2030	227,000	216,190
4.950%, 07/01/2050	827,000	706,415
PacifiCorp 6.000%, 01/15/2039	335,000	349,777
Public Service Company of Colorado 3.600%, 09/15/2042	500,000	394,349
Public Service Electric & Gas Company 3.000%, 05/15/2025	250,000	243,938
San Diego Gas & Electric Company 6.125%, 09/15/2037	202,000	214,289
Southern California Edison Company
2.250%, 06/01/2030	700,000	600,723
5.350%, 07/15/2035	130,000	134,409
Southern California Gas Company 6.350%, 11/15/2052	500,000	571,671
The Southern Company
3.250%, 07/01/2026	572,000	551,787
4.400%, 07/01/2046	500,000	440,216
Virginia Electric & Power Company 8.875%, 11/15/2038	190,000	258,972
Xcel Energy, Inc. 3.300%, 06/01/2025	400,000	390,173
		19,286,241
TOTAL CORPORATE BONDS (Cost $262,816,448)		$247,651,199
MUNICIPAL BONDS – 0.4%
Bay Area Toll Authority (California) 6.907%, 10/01/2050	50,000	63,020
Illinois State Toll Highway Authority 6.184%, 01/01/2034	150,000	164,789
Maryland State Transportation Authority 5.888%, 07/01/2043	60,000	65,188
Metropolitan Washington Airports Authority 7.462%, 10/01/2046	40,000	50,727
New Jersey Turnpike Authority 7.102%, 01/01/2041	90,000	108,800
New York State Dormitory Authority 5.628%, 03/15/2039	340,000	352,050
New York State Urban Development Corp. 5.770%, 03/15/2039	300,000	308,886
State of California, GO 7.300%, 10/01/2039	400,000	483,598
State of California, GO 7.500%, 04/01/2034	80,000	97,081
State of Illinois, GO 5.100%, 06/01/2033	115,000	113,786
State of Illinois, GO 7.350%, 07/01/2035	240,000	260,680
State of Texas, GO 5.517%, 04/01/2039	260,000	278,454

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
State of Utah, GO 3.539%, 07/01/2025	$181,658	$179,453
State of Utah, GO 4.554%, 07/01/2024	55,000	54,851
State of Washington, GO 5.481%, 08/01/2039	260,000	275,547
Texas Transportation Commission State Highway Fund 5.178%, 04/01/2030	310,000	317,151
University of California 5.770%, 05/15/2043	320,000	346,046
TOTAL MUNICIPAL BONDS (Cost $3,342,157)		$3,520,107
COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Commercial and residential – 1.5%
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class A4 3.705%, 09/15/2048	145,000	139,358
BANK
Series 2017-BNK6, Class A4, 3.254%, 07/15/2060	2,000,000	1,891,159
Series 2022-BNK39, Class A4, 2.928%, 02/15/2055 (D)	2,000,000	1,722,859
BMO Mortgage Trust Series 2022-C1, Class A5 3.374%, 02/15/2055 (D)	2,000,000	1,775,055
CD Mortgage Trust Series 2017-CD3, Class A4 3.631%, 02/10/2050	1,090,000	1,011,554
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2014-CR21, Class A3 3.528%, 12/10/2047	576,816	563,261
GS Mortgage Securities Trust
Series 2016-GS4, Class A3, 3.178%, 11/10/2049	2,846,635	2,698,704
Series 2017-GS5, Class A3, 3.409%, 03/10/2050	2,742,204	2,555,316
Morgan Stanley Capital Trust Series 2021-L5, Class A4 2.728%, 05/15/2054	2,000,000	1,713,357
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class AS 4.013%, 06/15/2048 (D)	500,000	480,293
		14,550,916
U.S. Government Agency – 0.2%
Federal Home Loan Mortgage Corp.
Series K041, Class A2, 3.171%, 10/25/2024	692,523	680,798
Series K047, Class A2, 3.329%, 05/25/2025 (D)	700,000	685,344
Series K050, Class A2, 3.334%, 08/25/2025 (D)	700,000	684,318
		2,050,460
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,924,278)		$16,601,376
ASSET BACKED SECURITIES – 0.5%
Carmax Auto Owner Trust Series 2022-4, Class A4 5.700%, 07/17/2028	1,000,000	1,017,803
GM Financial Automobile Leasing Trust Series 2023-2, Class A4 5.090%, 05/20/2027	1,300,000	1,299,333
Total Bond Market Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust Series 2021-E, Class A1A 1.680%, 02/15/2051 (C)	$1,064,434	$962,497
Toyota Auto Receivables Owner Trust Series 2023-B, Class A4 4.660%, 09/15/2028	1,250,000	1,247,755
TOTAL ASSET BACKED SECURITIES (Cost $4,619,253)		$4,527,388
SHORT-TERM INVESTMENTS – 0.6%
Short-term funds – 0.6%
John Hancock Collateral Trust, 5.3645% (E)(F)	559,893	5,599,037
TOTAL SHORT-TERM INVESTMENTS (Cost $5,599,249)		$5,599,037
Total Investments (Total Bond Market Trust) (Cost $1,003,469,157) – 99.4%		$935,230,778
Other assets and liabilities, net – 0.6%		5,263,794
TOTAL NET ASSETS – 100.0%		$940,494,572
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
GO	General Obligation
IBOR	Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	All or a portion of this security is on loan as of 12-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $3,666,117.
Ultra Short Term Bond Trust
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.6%
U.S. Government Agency – 0.6%
Federal Home Loan Mortgage Corp.
4.815%, (6 month Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.565%), 12/01/2036 (A)	$19,714	$19,840
4.920%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.585%), 05/01/2037 (A)	47,208	47,741
5.264%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.558%), 02/01/2036 (A)	27,793	28,062
5.340%, (1 Year CMT + 2.231%), 05/01/2034 (A)	82,894	83,194
5.385%, (1 Year CMT + 2.084%), 12/01/2035 (A)	73,153	73,312

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
5.466%, (1 Year CMT + 2.165%), 11/01/2036 (A)	$57,478	$57,854
5.558%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.639%), 09/01/2043 (A)	166,805	169,183
5.697%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.447%), 06/01/2036 (A)	14,114	14,249
6.295%, (1 Year CMT + 2.295%), 08/01/2035 (A)	55,105	55,632
7.390%, (6 month Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.515%), 12/01/2035 (A)	15,923	16,002
Federal National Mortgage Association
5.135%, (1 Year CMT + 2.194%), 02/01/2035 (A)	92,231	93,479
5.247%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.295%), 10/01/2038 (A)	22,971	23,102
5.388%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.567%), 07/01/2035 (A)	96,997	98,237
5.493%, (1 Year CMT + 2.168%), 01/01/2036 (A)	80,227	81,088
5.557%, (1 Year Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.454%), 04/01/2035 (A)	190,782	192,320
5.729%, (1 Year CMT + 2.273%), 07/01/2035 (A)	61,921	62,671
5.927%, (1 Year CMT + 2.204%), 05/01/2036 (A)	115,963	117,253
5.934%, (1 Year CMT + 2.147%), 01/01/2036 (A)	27,895	28,193
6.098%, (1 Year CMT + 2.333%), 05/01/2034 (A)	39,621	40,145
7.288%, (6 month Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.517%), 02/01/2035 (A)	40,289	40,568
7.292%, (6 month Refinitiv USD IBOR Consumer Cash Fallback Rate + 1.486%), 10/01/2035 (A)	74,033	74,527
Government National Mortgage Association 3.625%, (1 Year CMT + 1.500%), 08/20/2032 (A)	79,579	78,181
		1,494,833
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,552,268)		$1,494,833
CORPORATE BONDS – 54.3%
Communication services – 1.8%
AT&T, Inc. 0.900%, 03/25/2024	1,445,000	1,429,066
Comcast Corp. 3.950%, 10/15/2025	2,000,000	1,972,591
WarnerMedia Holdings, Inc. 3.638%, 03/15/2025	1,111,000	1,086,891
		4,488,548
Consumer discretionary – 8.6%
Amazon.com, Inc.
0.450%, 05/12/2024	4,455,000	4,376,272
2.730%, 04/13/2024	2,000,000	1,985,584
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
American Honda Finance Corp. 3.550%, 01/12/2024	$2,000,000	$1,998,914
BMW US Capital LLC 2.800%, 04/11/2026 (B)	3,000,000	2,880,703
Booking Holdings, Inc. 3.650%, 03/15/2025	2,000,000	1,968,523
General Motors Financial Company, Inc. 5.100%, 01/17/2024	2,000,000	1,999,252
Hyundai Capital America 0.800%, 01/08/2024 (B)	3,000,000	2,997,956
Toyota Motor Credit Corp. 3.350%, 01/08/2024	3,360,000	3,358,826
		21,566,030
Consumer staples – 2.3%
Anheuser-Busch Companies LLC 3.650%, 02/01/2026	595,000	584,176
Dollar Tree, Inc. 4.000%, 05/15/2025	2,906,000	2,852,535
Kenvue, Inc. 5.500%, 03/22/2025	1,000,000	1,008,127
Walmart, Inc. 2.850%, 07/08/2024	1,370,000	1,352,800
		5,797,638
Energy – 1.4%
Enterprise Products Operating LLC 3.900%, 02/15/2024	2,000,000	1,995,414
MPLX LP 4.875%, 06/01/2025	1,500,000	1,490,142
		3,485,556
Financials – 23.2%
Ally Financial, Inc. 3.875%, 05/21/2024	2,000,000	1,982,708
American Express Company 3.400%, 02/22/2024	3,000,000	2,996,604
Athene Global Funding 0.950%, 01/08/2024 (B)	3,000,000	2,997,804
Bank of America Corp.
4.000%, 04/01/2024	2,000,000	1,992,240
5.758%, (Overnight SOFR + 0.410%), 06/14/2024 (A)	2,855,000	2,850,963
Bank of Montreal 2.150%, 03/08/2024	3,000,000	2,980,289
Barclays PLC 3.932%, (3.932% to 5-7-24, then 3 month LIBOR + 1.610%), 05/07/2025	2,000,000	1,986,114
Blackstone Private Credit Fund 7.050%, 09/29/2025	2,000,000	2,035,360
Brighthouse Financial Global Funding 6.111%, (Overnight SOFR + 0.760%), 04/12/2024 (A)(B)	2,000,000	1,995,899
Capital One Financial Corp. 3.750%, 04/24/2024	3,176,000	3,154,116
Citigroup, Inc. 3.352%, (3.352% to 4-24-24, then 3 month CME Term SOFR + 1.158%), 04/24/2025	3,000,000	2,977,017
Citizens Bank NA 6.064%, (6.064% to 10-24-24, then Overnight SOFR + 1.450%), 10/24/2025	1,333,000	1,300,432
Discover Bank 4.250%, 03/13/2026	2,000,000	1,937,624
Fifth Third Bancorp 3.650%, 01/25/2024	3,000,000	2,995,058

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co.
3.900%, 07/15/2025	$3,000,000	$2,953,407
5.546%, (5.546% to 12-15-24, then Overnight SOFR + 1.070%), 12/15/2025	1,750,000	1,751,114
Morgan Stanley
2.188%, (2.188% to 4-28-25, then Overnight SOFR + 1.990%), 04/28/2026	2,000,000	1,921,309
3.875%, 04/29/2024	2,000,000	1,989,235
Royal Bank of Canada 5.660%, 10/25/2024	2,000,000	2,004,578
Santander Holdings USA, Inc. 3.244%, 10/05/2026	3,000,000	2,825,746
The Toronto-Dominion Bank 1.200%, 06/03/2026	2,000,000	1,836,135
Visa, Inc. 3.150%, 12/14/2025	3,000,000	2,927,006
Wells Fargo & Company
3.300%, 09/09/2024	2,765,000	2,728,499
3.750%, 01/24/2024	3,000,000	2,995,945
		58,115,202
Health care – 7.6%
AbbVie, Inc. 3.200%, 05/14/2026	3,000,000	2,907,545
Boston Scientific Corp. 1.900%, 06/01/2025	1,000,000	956,810
Bristol-Myers Squibb Company 3.200%, 06/15/2026	3,000,000	2,910,837
CVS Health Corp. 5.000%, 02/20/2026	3,000,000	3,014,173
HCA, Inc. 5.875%, 02/15/2026	2,000,000	2,017,010
Pfizer Investment Enterprises Pte, Ltd. 4.450%, 05/19/2026	3,000,000	2,991,511
The Cigna Group 0.613%, 03/15/2024	3,000,000	2,970,015
UnitedHealth Group, Inc. 3.500%, 02/15/2024	1,360,000	1,356,480
		19,124,381
Industrials – 3.1%
3M Company 3.000%, 08/07/2025 (C)	3,000,000	2,907,610
AerCap Ireland Capital DAC 3.150%, 02/15/2024	2,000,000	1,992,072
Daimler Truck Finance North America LLC 5.200%, 01/17/2025 (B)	875,000	874,448
The Boeing Company 1.433%, 02/04/2024	2,000,000	1,991,489
		7,765,619
Information technology – 2.4%
Apple, Inc.
0.700%, 02/08/2026	1,000,000	926,169
2.850%, 05/11/2024	2,000,000	1,981,298
NXP BV 4.875%, 03/01/2024	3,000,000	2,994,209
		5,901,676
Materials – 2.4%
Georgia-Pacific LLC 0.625%, 05/15/2024 (B)	3,000,000	2,945,777
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Graphic Packaging International LLC 0.821%, 04/15/2024 (B)	$3,000,000	$2,959,581
		5,905,358
Real estate – 0.5%
Realty Income Corp. 5.050%, 01/13/2026	1,143,000	1,142,051
Utilities – 1.0%
NextEra Energy Capital Holdings, Inc. 4.450%, 06/20/2025	2,500,000	2,478,054
TOTAL CORPORATE BONDS (Cost $136,699,749)		$135,770,113
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Commercial and residential – 0.0%
COLT Mortgage Loan Trust Series 2020-3, Class A1 1.506%, 04/27/2065 (B)(D)	128,510	119,994
U.S. Government Agency – 0.2%
Federal National Mortgage Association Series 2013-10, Class FT (30 day Average SOFR + 0.464%) 5.802%, 04/25/2042 (A)	426,627	419,079
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $556,068)		$539,073
ASSET BACKED SECURITIES – 16.1%
American Express Credit Account Master Trust Series 2022-3, Class A 3.750%, 08/15/2027	2,000,000	1,965,915
AmeriCredit Automobile Receivables Trust
Series 2020-1, Class C 1.590%, 10/20/2025	1,111,477	1,102,935
Series 2022-1, Class A3 2.450%, 11/18/2026	862,827	846,078
BA Credit Card Trust Series 2021-A1, Class A1 0.440%, 09/15/2026	3,753,000	3,698,266
Capital One Multi-Asset Execution Trust
Series 2021-A1, Class A1 0.550%, 07/15/2026	720,000	701,331
Series 2023-A1, Class A 4.420%, 05/15/2028	2,000,000	1,991,926
CarMax Auto Owner Trust
Series 2021-3, Class A3 0.550%, 06/15/2026	1,746,598	1,692,192
Series 2022-1, Class A3 1.470%, 12/15/2026	723,904	701,097
Carvana Auto Receivables Trust
Series 2021-N4, Class A1 0.830%, 09/11/2028	179,785	177,878
Series 2022-P3, Class A3 4.610%, 11/10/2027	1,000,000	989,346
CCG Receivables Trust Series 2021-1, Class A2 0.300%, 06/14/2027 (B)	263,008	259,879
Chesapeake Funding II LLC Series 2020-1A, Class A1 0.870%, 08/15/2032 (B)	55,277	54,898
CNH Equipment Trust Series 2020-A, Class A4 1.510%, 04/15/2027	939,797	933,309

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2023 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Enterprise Fleet Funding LLC Series 2021-1, Class A2 0.440%, 12/21/2026 (B)	$161,611	$159,850
GM Financial Automobile Leasing Trust Series 2022-3, Class A3 4.010%, 09/22/2025	2,367,618	2,353,314
GM Financial Consumer Automobile Receivables Trust Series 2021-1, Class A3 0.350%, 10/16/2025	411,666	406,169
GreatAmerica Leasing Receivables Funding LLC
Series 2021-1, Class A4 0.550%, 12/15/2026 (B)	1,500,000	1,452,399
Series 2022-1, Class A3 5.080%, 09/15/2026 (B)	1,500,000	1,492,034
Harley-Davidson Motorcycle Trust Series 2021-B, Class A3 0.560%, 11/16/2026	794,734	775,235
Honda Auto Receivables Owner Trust
Series 2020-3, Class A3 0.370%, 10/18/2024	50,590	50,452
Series 2021-1, Class A3 0.270%, 04/21/2025	181,278	179,077
Series 2021-4, Class A3 0.880%, 01/21/2026	1,044,828	1,013,853
Hyundai Auto Lease Securitization Trust
Series 2022-A, Class A4 1.320%, 12/15/2025 (B)	1,500,000	1,477,879
Series 2022-C, Class A3 4.380%, 10/15/2025 (B)	900,000	893,956
John Deere Owner Trust
Series 2020-B, Class A4 0.720%, 06/15/2027	1,274,818	1,272,079
Series 2023-A, Class A2 5.280%, 03/16/2026	2,436,766	2,432,706
MMAF Equipment Finance LLC
Series 2019-B, Class A3 2.010%, 12/12/2024 (B)	11,969	11,915
Series 2022-B, Class A2 5.570%, 09/09/2025 (B)	206,847	206,580
Nissan Auto Receivables Owner Trust Series 2020-B, Class A4 0.710%, 02/16/2027	283,409	280,853
PFS Financing Corp. Series 2020-G, Class A 0.970%, 02/15/2026 (B)	3,000,000	2,982,409
Santander Consumer Auto Receivables Trust Series 2021-AA, Class A3 0.330%, 10/15/2025 (B)	21,447	21,413
Santander Drive Auto Receivables Trust Series 2021-3, Class C 0.950%, 09/15/2027	678,239	672,206
Santander Retail Auto Lease Trust
Series 2021-B, Class A4 0.540%, 06/20/2025 (B)	884,583	880,384
Series 2022-A, Class A3 1.340%, 07/21/2025 (B)	1,691,563	1,662,086
Series 2022-B, Class A2 2.840%, 05/20/2025 (B)	71,133	71,019
SCF Equipment Leasing LLC Series 2021-1A, Class A3 0.830%, 08/21/2028 (B)	239,403	235,907
T-Mobile US Trust Series 2022-1A, Class A 4.910%, 05/22/2028 (B)	1,500,000	1,496,917
Ultra Short Term Bond Trust (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
World Omni Auto Receivables Trust Series 2021-D, Class A3 0.810%, 10/15/2026	$1,044,347	$1,013,533
World Omni Automobile Lease Securitization Trust Series 2022-A, Class A3 3.210%, 02/18/2025	1,763,562	1,752,578
TOTAL ASSET BACKED SECURITIES (Cost $40,179,078)		$40,361,853
SHORT-TERM INVESTMENTS – 29.4%
U.S. Government – 26.5%
U.S. Treasury Bill
5.228%, 04/02/2024 *	20,075,000	19,810,681
5.248%, 02/15/2024 *	16,860,000	16,752,000
5.251%, 02/08/2024 *	8,910,000	8,861,746
5.318%, 01/25/2024 *	11,097,000	11,059,618
5.336%, 01/11/2024 *	9,805,000	9,792,188
		66,276,233
Short-term funds – 2.9%
John Hancock Collateral Trust, 5.3645% (E)(F)	715,762	7,157,765
TOTAL SHORT-TERM INVESTMENTS (Cost $73,422,940)		$73,433,998
Total Investments (Ultra Short Term Bond Trust) (Cost $252,410,103) – 100.6%		$251,599,870
Other assets and liabilities, net – (0.6%)		(1,596,293)
TOTAL NET ASSETS – 100.0%		$250,003,577
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
IBOR	Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $31,131,687 or 12.5% of the fund's net assets as of 12-31-23.
(C)	All or a portion of this security is on loan as of 12-31-23.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(E)	The rate shown is the annualized seven-day yield as of 12-31-23.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $2,977,433.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	110

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments, of Active Bond Trust, Core Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, Opportunistic Fixed Income Trust, Select Bond Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust and Ultra Short Term Bond Trust (eleven of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (included in Item 1 of this Form N-CSR) and the portfolio of investments (included in Item 6 of this Form N-CSR) as of December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of their financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts

February 16, 2024

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2 of 2

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a- 2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Kristie M. Feinberg

____________________

Kristie M. Feinberg

President

Date: May 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Feinberg

____________________

Kristie M. Feinberg

President

Date: May 9, 2024

/s/ Charles A. Rizzo

____________________

Charles A. Rizzo

Chief Financial Officer

Date: May 9, 2024